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UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number             811-08239

                                                                             ProFunds

                                                                             (Exact name of registrant as specified in charter)

                        3435 Stelzer Road                          Columbus, OH                         43219

                                         (Address of principal executive offices)                     (Zip code)

                                         BISYS Fund Services, 3435 Stelzer Road, Columbus, OH 43219

                                                                 (Name and address of agent for service)

Registrant’s telephone number, including area code:                (614) 470-8000

Date of fiscal year end:            December 31, 2003

Date of reporting period:            December 31, 2003

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

Include a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Act (17 CFR 270.30e-1).

CLASSIC PROFUNDS

Bull

Mid-Cap

Small-Cap

OTC

Large-Cap Value

Large-Cap Growth

Mid-Cap Value

Mid-Cap Growth

Small-Cap Value

Small-Cap Growth

Europe 30

ULTRA PROFUNDS

UltraBull

UltraMid-Cap

UltraSmall-Cap

UltraDow 30

UltraOTC

UltraJapan

INVERSE PROFUNDS

Bear

Short Small-Cap

Short OTC

UltraBear

UltraShort OTC

ULTRASECTOR PROFUNDS

Banks

Basic Materials

Biotechnology

Energy

Financial

Healthcare

Internet

Pharmaceuticals

Precious Metals

Real Estate

Semiconductor

Technology

Telecommunications

Utilities

Wireless Communications

BOND BENCHMARKED PROFUNDS

U.S. Government Plus

Rising Rates Opportunity

MONEY MARKET PROFUND

>	Annual Report

December 31, 2003

>  Table of Contents

i	MANAGEMENT DISCUSSION OF FUND PERFORMANCE

SCHEDULES OF PORTFOLIO INVESTMENTS

1	Bull ProFund

6	Mid-Cap ProFund

11	Small-Cap ProFund

19	OTC ProFund

21	Large-Cap Value ProFund

25	Large-Cap Growth ProFund

27	Mid-Cap Value ProFund

30	Mid-Cap Growth ProFund

33	Small-Cap Value ProFund

37	Small-Cap Growth ProFund

40	Europe 30 ProFund

41	UltraBull ProFund

47	UltraMid-Cap ProFund

52	UltraSmall-Cap ProFund

60	UltraDow 30 ProFund

61	UltraOTC ProFund

63	UltraJapan ProFund

64	Bear ProFund

65	Short Small-Cap ProFund

66	Short OTC ProFund

67	UltraBear ProFund

68	UltraShort OTC ProFund

69	Banks UltraSector ProFund

71	Basic Materials UltraSector ProFund

72	Biotechnology UltraSector ProFund

73	Energy UltraSector ProFund

74	Financial UltraSector ProFund

76	Healthcare UltraSector ProFund

78	Internet UltraSector ProFund

79	Pharmaceuticals UltraSector ProFund

80	Precious Metals UltraSector ProFund

81	Real Estate UltraSector ProFund

82	Semiconductor UltraSector ProFund

83	Technology UltraSector ProFund

85	Telecommunications UltraSector ProFund

86	Utilities UltraSector ProFund

87	Wireless Communications UltraSector ProFund

88	U.S. Government Plus ProFund

89	Rising Rates Opportunity ProFund

90	STATEMENTS OF ASSETS AND LIABILITIES

98	STATEMENTS OF OPERATIONS

106	STATEMENTS OF CHANGES IN NET ASSETS

122	FINANCIAL HIGHLIGHTS

138	NOTES TO FINANCIAL STATEMENTS

151	REPORT OF INDEPENDENT AUDITORS

152	TRUSTEES AND OFFICERS OF PROFUNDS

SCUDDER CASH MANAGEMENT PORTFOLIO

154	Schedule of Portfolio Investments

160	Statement of Assets and Liabilities

160	Statement of Operations

161	Statements of Changes in Net Assets

162	Financial Highlights

163	Notes to Financial Statements

165	Report of Independent Auditors

166	Trustees and Officers

Message from the Chairman

2003: Year of Contrasts,

Recovery and Growth

Dear ProFunds Shareholders:

I am pleased to present the Annual Report to Shareholders of ProFunds for the 12 months ended December 31, 2003.

The year was marked by contrasts. On one hand, geopolitical tensions epitomized by the second Gulf War as well as a perception of high unemployment lent an air of uncertainty to the U.S. economy. On the other hand, during the second half of the year we witnessed a resurgence of economic growth.

Many believe the expansion in the economy was spurred by historically low short-term interest rates and stimulative tax and spending policies. Others suggest the turnaround was just the business cycle curving up after several years of a downward trend.

In either case, virtually no one denied that the force of the economic recovery was powerful.

Along with economic growth – or at least, in anticipation of it – came significantly higher stock prices as the year progressed. For the year, the S&P 500 and the NASDAQ-100 rose 28.68% and 49.49%, respectively. As markets rose, mutual fund investors shifted from a defensive posture to one of greater interest in equity funds.

A Year of Remarkable Growth at ProFunds

ProFunds witnessed significant growth in assets during 2003. We began the year as a $3 billion mutual fund complex and ended it with $5.4 billion in assets under management – an increase of nearly 80%.

That growth can be attributed to a variety of factors – not least among them the flexibility ProFunds affords investors to respond to changing market and economic conditions.

ProFunds is designed to offer investors the ability to respond quickly to shifts in the

Michael L. Sapir – Chairman

financial markets. Within the nation’s largest line up of indexed mutual funds,1 ProFunds offers the opportunity to seek returns in both rising and falling markets, to employ strategies that seek to magnify market returns, and to provide a means to seek protection against market declines.

Since 2000, ProFunds has concentrated on expanding its product line to include sector funds, growth and value funds and funds benchmarked to bonds. Much of the year’s asset growth was in these newer funds.

Mutual Fund Trading Issues

Even as the markets recovered strongly, allegations of improper mutual fund trading practices came to light in the third quarter of 2003. The allegations concerned three principal issues: frequent trading in funds by select shareholders in contravention of policies stated in fund prospectuses; the use of arbitrage trading strategies particularly in funds investing in securities trading overseas; and illegal trading in funds after U.S. markets close.

None of these allegations were directed at ProFunds.

At ProFunds, all our shareholders are afforded the flexibility to make exchanges within the fund family with no upper limit on size or frequency and no transaction fees. We have disclosed that policy to all since the day we opened our doors.

The above information is not a part of the Annual Report.

At ProFunds, before we introduced funds investing in companies based outside the U.S., we anticipated the problem of stale pricing and the potential for arbitrage. ProFunds addressed this issue head on by pricing these funds based on instruments that trade in U.S. markets at the time U.S. markets close.

Of course, at ProFunds, we do not permit late trading.

At ProFunds, we remain committed – through our accommodating exchange policy and remarkable diversity in fund offerings – to provide investment opportunities and flexibility that may be needed more than ever in the current environment. In doing so, we intend to maintain a fair and level playing field for you, our shareholder, and to closely monitor developments to remain in full compliance with regulatory standards.

Online Account Access and Trading System

As always, ProFunds looks for ways to improve the services we offer our shareholders. Currently, we are developing a new online account access and management system. We anticipate that this new system will significantly improve the ease and efficiency of managing and trading ProFund accounts.

The new system will have a more “friendly” look and feel and numerous improvements, including enhanced reporting tools, the ability to allocate account assets by percentage as well as dollar amount and the ability to purchase and redeem shares online. The new system will also provide access to transaction confirmations and account statements that are archived and remain available online.

In the pages that follow, you will find a detailed discussion of ProFunds’ performance for 2003. We urge you to read this material closely.

We deeply appreciate and are honored by the confidence you have expressed in ProFunds. Be assured that we do not take your trust for granted.

Sincerely,

Michael L. Sapir

Chairman

1Source: Lipper

The above information is not a part of the Annual Report.

PROFUNDS

Management Discussion of Fund Performance

Investment Strategies and Techniques:

ProFund Advisors uses a mathematical approach in seeking to achieve the investment objective of each ProFund.1 Using this approach, ProFund Advisors (PFA) determines the type, quantity and mix of investment positions that a ProFund should hold to approximate the performance of its benchmark.2

ProFund Advisors does not invest the assets of the ProFunds in securities or financial instruments based on its view of the investment merit of a particular security, instrument, or company, nor does it conduct conventional stock research or analysis, or forecast stock market movement or trends. PFA seeks to position each portfolio such that it remains fully invested at all times in securities or financial instruments that provide exposure to its benchmark without regard to market conditions, trends, or direction.

The ProFunds do not seek to provide correlation with their benchmarks over a period of time other than daily because mathematical compounding prevents the ProFunds from achieving such results.

Factors that materially affected the performance of each ProFund during 2003:3

The major factors that influenced the performance of the ProFunds included the cumulative effect of the daily performance of each ProFund’s benchmark, the amount of leverage, if any, employed by a ProFund, and whether the ProFund is designed to have direct or inverse correlation to an index or security. Other factors that affected the performance of the ProFunds include, but are not limited to, dividends, fees, expenses, transaction costs, and interest rates.

•	Benchmark Performance: The performance of the index or security underlying each ProFund’s benchmark is the principal factor driving fund performance. An index is a statistical composite that tracks a specified financial market or sector. Unlike the ProFunds, indices do not actually hold a portfolio of securities and/or financial instruments, and therefore do not incur fees, expenses, and transaction costs incurred by the ProFunds. Fees, expenses, and transaction costs negatively impact the performance of the ProFunds. Performance for each ProFund will differ from the underlying index performance. Please refer to the fund specific pages that follow for a discussion of factors materially affecting the index or security underlying each ProFund’s benchmark, as well as for each ProFund’s performance.
•	Leverage and Correlation: Each of the ProFunds is benchmarked to a positive or negative multiple of an index’s or a security’s daily return. The performance of ProFunds that have a daily investment objective that is greater than 100% of the daily performance of an index or security (U.S. Government Plus, UltraBull, UltraMid-Cap, UltraSmall-Cap, UltraJapan, UltraDow 30, UltraOTC, and all UltraSector ProFunds) was impacted proportionally more by the daily performance of the index or security and by the factors affecting that index or security. ProFunds that are designed to have an inverse (negative) daily correlation to the index or security (Bear, Short Small-Cap, Short OTC, UltraShort OTC, UltraBear, and Rising Rates Opportunity ProFunds) were inversely affected by the daily performance of the underlying index or security and the factors affecting that index or security on a daily basis. Certain of these inverse funds are also leveraged (UltraShort OTC, UltraBear, and Rising Rates Opportunity ProFunds). For these funds, the inverse effect discussed above is amplified.

General Factors Affecting Benchmark and Fund Performance:

In 2003, the S&P 500 index rose 28.7%.4 Global equity markets also posted strong gains, with the DJ World ex-US index rising 41.9%4 in US dollar terms.

We believe that the major factors affecting the domestic equity markets generally included a rebounding U.S. economy, a continued low interest rate environment, a low inflation environment and some easing of geopolitical tensions. Investor confidence in the improving economy also seemed to outweigh the cumulative effect of corporate scandals.

By many measures the U.S. economy was healthier in 2003 than the year earlier. The Gross Domestic Product grew at an 8.2% annualized rate in the third quarter, following more subdued growth rates in the first and second quarters of the year. Tax cuts led to greater consumer spending while aggregate measures of U.S. corporate profits finished 2003 with strong double digit growth rates. On a less positive note, the widening U.S. government deficit raised the specter of higher interest rates in the future.

In 2003, the Fed decreased the Fed Funds rate to 1.0%, a 45-year low. Generally low inflation-adjusted interest rates allowed homeowners and corporations to further reduce their costs of borrowing. During much of the year, the Federal Reserve expressed greater concern regarding potential deflation, or a decline in overall price levels, than regarding potential inflation.

Geopolitical issues were front and center again in 2003. The fall of Saddam Hussein’s regime in March and the formal resolution of the war with Iraq helped propel equity markets higher despite mounting concerns about continuing casualties in the region.

Factors more specific to the performance of each Benchmark and each ProFund are discussed in the pages that follow.

[1]	Other than Money Market ProFund
[2]	A benchmark can be any objective standard of investment performance that a mutual fund uses to measure its return, such as a multiple of the return of a stock index. For example, UltraOTC ProFund has a benchmark of 200% the daily return of the NASDAQ-100 Index®.
[3]	Past performance is no guarantee of future results.
[4]	The index returns account for the theoretical reinvestment of dividends in the index.

i

Bull ProFund

The Bull ProFund seeks daily investment results, before fees and expenses, that correspond to the daily performance of the S&P 500® Index. For the year ended December 31, 2003, the Fund had a total return of 26.17%,1 compared to a return of 28.68%2 for the Index. For the year, the Fund achieved an average daily statistical correlation of over 0.99 to the daily performance of the Index.3

The Fund applies a mathematical approach to investing. In doing so it takes positions in securities and/or financial instruments that, in combination, should have similar daily return characteristics as the Index. The S&P 500 Index is a measure of large-cap U.S. stock market performance. It is a capitalization weighted index of 500 U.S. operating companies and REITs selected by an S&P committee through a non-mechanical process that factors criteria such as liquidity, price, market capitalization, financial viability, and public float. Reconstitution occurs both on a quarterly and an ongoing basis.

The performance of the S&P 500 Index (and thus the Fund) was driven largely by systemic factors affecting the U.S. equity markets. Improving corporate profit projections and expectations that the interest rate environment would remain low supported higher equity valuations. Investor confidence in the improving economy seemed to outweigh any concerns over corporate scandals. Of the ten highest weighted constituents of the Index at the beginning of the year, the top performers in terms of stock price return were Citigroup (+37.94%), General Electric (+27.23%), and IBM (+19.59%), while the poorest performers were Merck (-13.77%), Johnson & Johnson (-3.82%), and WalMart (+5.03%).

Value of a $10,000 Investment*

* The line graph represents historical performance of a hypothetical investment of $10,000 in the Bull ProFund from December 1, 1997 to December 31, 2003, assuming the reinvestment of distributions.

Average Annual Total Return as of 12/31/031

	1 Year	3 Year	5 Year	Since Inception (12/1/97)

Investor	26.17%	(7.19)%	(3.90)%	0.43%

Service	24.90%	(8.04)%	(4.78)%	(0.45)%

S&P 500 Index	28.68%	(4.04)%	(0.56)%	3.72%

1 Past performance does not guarantee future results. Return calculations assume the reinvestment of distributions and do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and net asset value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. During the period, certain fees were reduced. If such fee reductions had not occurred, the quoted performance would be lower. To obtain more current performance information, please visit www.profunds.com.

2 The Index is a price return index. The graph and table reflect the theoretical reinvestment of dividends in the Index. The impact of transaction costs and the deduction of expenses associated with a mutual fund such as investment management and accounting fees are not reflected in the Index calculations. It is not possible to invest directly in an index. The Fund’s performance reflects the reinvestment of dividends as well as the impact of transaction costs and the deduction of fees and expenses.

3 1.00 equals perfect correlation. This calculation is based on the daily price return of the index.

The above information is not covered by the Report of Independent Auditors.

Mid-Cap ProFund

The Mid-Cap ProFund seeks daily investment results, before fees and expenses, that correspond to the daily performance of the S&P MidCap 400® Index. For the year ended December 31, 2003, the Fund had a total return of 33.08%,1 compared to a return of 35.62%2 for the Index. For the year, the Fund achieved an average daily statistical correlation of over 0.99 to the daily performance of the Index.3

The Fund applies a mathematical approach to investing. In doing so it takes positions in securities and/or financial instruments that, in combination, should have similar daily return characteristics as twice that of the Index. The S&P MidCap 400 Index is a measure of mid-size company U.S. stock market performance. It is a capitalization weighted index of 400 U.S. operating companies and REITs. Securities are selected for inclusion in the index by an S&P committee through a non-mechanical process that factors criteria such as liquidity, price, market capitalization, financial viability, and public float. Reconstitution occurs both on a quarterly and ongoing basis.

Mid-cap stocks continued to avoid the full brunt of the corporate governance and financial reporting scandals that affected the large-cap segment of the market, helping this index to outperform the S&P 500. Mid-cap stocks also benefited from the strengthening U.S. economic picture and reduced credit spreads that led to reduced borrowing costs.

Value of a $10,000 Investment*

* The line graph represents historical performance of a hypothetical investment of $10,000 in the Mid-Cap ProFund from September 4, 2001 to December 31, 2003, assuming the reinvestment of distributions.

Average Annual Total Return as of 12/31/031

	1 Year	Since Inception (9/4/01)

Investor	33.08%	4.21%

Service	31.74%	3.47%

S&P MidCap 400 Index	35.62%	8.22%

1 Past performance does not guarantee future results. Return calculations assume the reinvestment of distributions and do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and net asset value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. During the period, certain fees were reduced. If such fee reductions had not occurred, the quoted performance would be lower. To obtain more current performance information, please visit www.profunds.com.

2 The Index is a price return index. The graph and table reflect the theoretical reinvestment of dividends in the Index. The impact of transaction costs and the deduction of expenses associated with a mutual fund such as investment management and accounting fees are not reflected in the Index calculations. It is not possible to invest directly in an index. The Fund’s performance reflects the reinvestment of dividends as well as the impact of transaction costs and the deduction of fees and expenses.

3 1.00 equals perfect correlation. This calculation is based on the daily price return of the index.

The above information is not covered by the Report of Independent Auditors.

Small-Cap ProFund

The Small-Cap ProFund seeks daily investment results, before fees and expenses, that correspond to the daily performance of the Russell 2000® Index. For the year ended December 31, 2003, the Fund had a total return of 42.41%,1 compared to a return of 47.29%2 for the Index. For the year, the Fund achieved an average daily statistical correlation of over 0.99 to the daily performance of the Index.3

The Fund applies a mathematical approach to investing. In doing so it takes positions in securities and/or financial instruments that, in combination, should have similar daily return characteristics as the Index. The Russell 2000 Index is a measure of small-cap U.S. stock market performance. It is an adjusted market capitalization weighted index containing approximately 2000 of the smallest companies in the Russell 3000 Index or approximately 8% of the total market capitalization of the Russell 3000 Index, which in turn represents approximately 98% of the investable U.S. equity market.

The Russell 2000 Index well outpaced large-cap benchmarks such as the S&P 500 in 2003. As a whole, small-cap stocks were amongst performance leaders in 2003 as they benefited from decreasing credit spreads and the resulting reduction in their cost of debt. The outperformance of small-cap stocks over large-cap stocks is typical in the early recovery phase of the economic cycle. These stocks also seemed to be less negatively impacted by terrorism fears, as they typically are not considered as likely to be terrorist targets.

Value of a $10,000 Investment*

* The line graph represents historical performance of a hypothetical investment of $10,000 in the Small-Cap ProFund from September 4, 2001 to December 31, 2003, assuming the reinvestment of distributions.

Average Annual Total Return as of 12/31/031

	1 Year	Since Inception (9/4/01)

Investor	42.41%	5.43%

Service	40.71%	4.30%

Russell 2000 Index	47.29%	9.39%

1 Past performance does not guarantee future results. Return calculations assume the reinvestment of distributions and do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and net asset value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. During the period, certain fees were reduced. If such fee reductions had not occurred, the quoted performance would be lower. To obtain more current performance information, please visit www.profunds.com.

2 The Index is a price return index. The graph and table reflect the theoretical reinvestment of dividends in the Index. The impact of transaction costs and the deduction of expenses associated with a mutual fund such as investment management and accounting fees are not reflected in the Index calculations. It is not possible to invest directly in an index. The Fund’s performance reflects the reinvestment of dividends as well as the impact of transaction costs and the deduction of fees and expenses.

3 1.00 equals perfect correlation. This calculation is based on the daily price return of the index.

The above information is not covered by the Report of Independent Auditors.

OTC ProFund

The OTC ProFund seeks daily investment results, before fees and expenses, that correspond to the daily performance of the NASDAQ-100® Index. For the year ended December 31, 2003, the Fund had a total return of 47.17%,1 compared to a return of 49.49%2 for the Index. For the year, the Fund achieved an average daily statistical correlation of over 0.99 to the daily performance of the Index.3

The Fund applies a mathematical approach to investing. In doing so it takes positions in securities and/or financial instruments that, in combination, should have similar daily return characteristics as the Index. The NASDAQ-100 Index represents the largest non-financial domestic and international issues listed on The NASDAQ Stock Market. To be eligible for inclusion companies cannot be in bankruptcy proceedings and must meet certain additional criteria including minimum trading volume and “seasoning,” requirements. The Index is calculated under a modified capitalization-weighted methodology.

Heavy weightings in technology as well as in mid-cap issues helped the NASDAQ-100 Index beat broader market indices such as the S&P 500. This index is typically much more sensitive to changes in the economy than are the broader indices, such that it tends to outperform when the broader market does well and to underperform when the broader market does poorly. This year was no exception. Of the ten highest weighted constituents of the Index at the beginning of the year, the top performer in terms of stock price return was Intel Corp (+105.85%) while the worst was Microsoft Corp. (+5.88%).

Value of a $10,000 Investment*

* The line graph represents historical performance of a hypothetical investment of $10,000 in the OTC ProFund from August 7, 2000 to December 31, 2003, assuming the reinvestment of distributions.

Average Annual Total Return as of 12/31/031

	1 Year	3 Year	Since Inception (8/7/00)

Investor	47.17%	(14.69)%	(24.04)%

Service	45.75%	(15.60)%	(24.77)%

NASDAQ-100 Index	49.49%	(14.31)%	(23.78)%

1 Past performance does not guarantee future results. Return calculations assume the reinvestment of distributions and do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and net asset value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. During the period, certain fees were reduced. If such fee reductions had not occurred, the quoted performance would be lower. To obtain more current performance information, please visit www.profunds.com.

2 The Index is a price return index. The graph and table reflect the theoretical reinvestment of dividends in the Index. The impact of transaction costs and the deduction of expenses associated with a mutual fund such as investment management and accounting fees are not reflected in the Index calculations. It is not possible to invest directly in an index. The Fund’s performance reflects the reinvestment of dividends as well as the impact of transaction costs and the deduction of fees and expenses.

3 1.00 equals perfect correlation. This calculation is based on the daily price return of the index.

The above information is not covered by the Report of Independent Auditors.

v

Large-Cap Value ProFund

The Large-Cap Value ProFund seeks daily investment results, before fees and expenses, that correspond to the daily performance of the S&P 500/Barra Value Index. For the year ended December 31, 2003, the Fund had a total return of 27.11%1, compared to a return of 31.79%2 for the Index. For the year, the Fund achieved an average daily statistical correlation of over 0.99 to the daily performance of the Index.3

The Fund applies a mathematical approach to investing. In doing so it takes positions in securities and/or financial instruments that, in combination, should have similar daily return characteristics as the Index. The S&P 500/Barra Value Index is a market capitalization weighted index comprised of the stocks in the S&P 500 Index that have comparatively low price-to-book ratios as determined before each semiannual rebalance date.

The S&P 500/Barra Value Index (and thus the fund) benefited from its value bias, yet was held back by its large cap tilt. Value stocks outperformed growth stocks across the capitalization spectrum, albeit by a much smaller margin than in 2000-2002 bear market. Larger cap stocks underperformed smaller cap stocks as they were less able to take full advantage of decreasing credit spreads. Larger cap stocks became less volatile than smaller caps in the latter half of the year as investors focused more on economic news and less on geopolitical issues. Of the ten highest weighted constituents of the Index at the beginning of the year, the top performer in terms of stock price return was Home Depot (+47.75%) while the worst was SBC Communications, Inc. (-3.84%).

Value of a $10,000 Investment*

* The line graph represents historical performance of a hypothetical investment of $10,000 in the Large-Cap Value ProFund from October 1, 2002 to December 31, 2003, assuming the reinvestment of distributions.

Average Annual Total Return as of 12/31/031

	1 Year	Since Inception (10/1/02)

Investor	27.11%	24.92%

Service	26.03%	23.91%

S&P 500/BARRA Value Index	31.79%	30.40%

1 Past performance does not guarantee future results. Return calculations assume the reinvestment of distributions and do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and net asset value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. During the period, certain fees were reduced. If such fee reductions had not occurred, the quoted performance would be lower. To obtain more current performance information, please visit www.profunds.com.

2 The Index is a price return index. The graph and table reflect the theoretical reinvestment of dividends in the Index. The impact of transaction costs and the deduction of expenses associated with a mutual fund such as investment management and accounting fees are not reflected in the Index calculations. It is not possible to invest directly in an index. The Fund’s performance reflects the reinvestment of dividends as well as the impact of transaction costs and the deduction of fees and expenses.

3 1.00 equals perfect correlation. This calculation is based on the daily price return of the index.

The above information is not covered by the Report of Independent Auditors.

Large-Cap Growth ProFund

The Large-Cap Growth ProFund seeks daily investment results, before fees and expenses, that correspond to the daily performance of the S&P 500/Barra Growth Index. For the year ended December 31, 2003, the Fund had a total return of 22.54%1, compared to a return of 25.66%2 for the Index. For the year, the Fund achieved an average daily statistical correlation of over 0.99 to the daily performance of the Index.3

The Fund applies a mathematical approach to investing. In doing so it takes positions in securities and/or financial instruments that, in combination, should have similar daily return characteristics as the Index. The S&P 500/Barra Growth Index is a market capitalization weighted index comprised of the stocks in the S&P 500 Index that have comparatively high price-to-book ratios as determined before each semiannual rebalance date.

The S&P 500/Barra Growth Index (and thus the Fund) underperformed broader measures of the U.S. equity market. Growth stocks underperformed value stocks across the capitalization spectrum, albeit by a much smaller margin than in 2000-2002 bear market. Larger cap stocks underperformed smaller cap stocks as they were less able to take full advantage of decreasing credit spreads. Larger cap stocks became less volatile than smaller caps in the latter half of the year as investors focused more on the economic news and less on geopolitical issues. Of the ten highest weighted constituents of the Index at the beginning of the year, the top performer in terms of stock price return was General Electric (+27.23%) while the worst was Merck (-13.77%).

Value of a $10,000 Investment*

* The line graph represents historical performance of a hypothetical investment of $10,000 in the Large-Cap Growth ProFund from October 1, 2002 to December 31, 2003, assuming the reinvestment of distributions.

Average Annual Total Return as of 12/31/031

	1 Year	Since Inception (10/1/02)

Investor	22.54%	19.19%

Service	21.54%	18.35%

S&P 500/BARRA Growth Index	25.66%	22.89%

1 Past performance does not guarantee future results. Return calculations assume the reinvestment of distributions and do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and net asset value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. During the period, certain fees were reduced. If such fee reductions had not occurred, the quoted performance would be lower. To obtain more current performance information, please visit www.profunds.com.

2  The Index is a price return index. The graph and table reflect the theoretical reinvestment of dividends in the Index. The impact of transaction costs and the deduction of expenses associated with a mutual fund such as investment management and accounting fees are not reflected in the Index calculations. It is not possible to invest directly in an index. The Fund’s performance reflects the reinvestment of dividends as well as the impact of transaction costs and the deduction of fees and expenses.

3 1.00 equals perfect correlation. This calculation is based on the daily price return of the index.

The above information is not covered by the Report of Independent Auditors.

Mid-Cap Value ProFund

The Mid-Cap Value ProFund seeks daily investment results, before fees and expenses, that correspond to the daily performance of the S&P MidCap 400/Barra Value Index. For the year ended December 31, 2003, the Fund had a total return of 34.76%,1 compared to a return of 40.18%2 for the Index. For the year, the Fund achieved an average daily statistical correlation of over 0.99 to the daily performance of the Index.3

The Fund applies a mathematical approach to investing. In doing so it takes positions in securities and/or financial instruments that, in combination, should have similar daily return characteristics as the Index. The S&P MidCap 400/Barra Value Index is a market capitalization weighted index comprised of the stocks in the S&P MidCap 400 Index that have comparatively low price-to-book ratios as determined before each semiannual rebalance date.

In 2003, the S&P MidCap 400/Barra Value Index (and thus the Fund) benefited from both its value bias and its mid-cap focus. Value stocks outperformed growth stocks across the capitalization spectrum, albeit by a much smaller margin than in the 2000-2002 bear market. Mid-cap stocks outperformed large-cap stocks as they were more able to take advantage of decreasing credit spreads and the resulting reduction in their cost of debt. Of the ten highest weighted constituents of the Index at the beginning of the year, the top performer in terms of stock price return was Sovereign Bancorp, Inc. (+69.04%) while the worst was Ensco International (-7.74%).

Value of a $10,000 Investment*

* The line graph represents historical performance of a hypothetical investment of $10,000 in the Mid-Cap Value ProFund from September 4, 2001 to December 31, 2003, assuming the reinvestment of distributions.

Average Annual Total Return as of 12/31/031

	1 Year	Since Inception (9/4/01)

Investor	34.76%	6.16%

Service	33.52%	5.21%

S&P MidCap 400/BARRA Value Index	40.18%	11.36%

1 Past performance does not guarantee future results. Return calculations assume the reinvestment of distributions and do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and net asset value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. During the period, certain fees were reduced. If such fee reductions had not occurred, the quoted performance would be lower. To obtain more current performance information, please visit www.profunds.com.

2 The Index is a price return index. The graph and table reflect the theoretical reinvestment of dividends in the Index. The impact of transaction costs and the deduction of expenses associated with a mutual fund such as investment management and accounting fees are not reflected in the Index calculations. It is not possible to invest directly in an index. The Fund’s performance reflects the reinvestment of dividends as well as the impact of transaction costs and the deduction of fees and expenses.

3 1.00 equals perfect correlation. This calculation is based on the daily price return of the index.

The above information is not covered by the Report of Independent Auditors.

Mid-Cap Growth ProFund

The Mid-Cap Growth ProFund seeks daily investment results, before fees and expenses, that correspond to the daily performance of the S&P MidCap 400/Barra Growth Index. For the year ended December 31, 2003, the Fund had a total return of 26.73%,1 compared to a return of 30.98%2 for the Index. For the year, the Fund achieved an average daily statistical correlation of over 0.99 to the daily performance of the Index.3

The Fund applies a mathematical approach to investing. In doing so it takes positions in securities and/or financial instruments that, in combination, should have similar daily return characteristics as the Index. The S&P MidCap 400/Barra Growth Index is a market capitalization weighted index comprised of the stocks in the S&P MidCap 400 Index that have comparatively high price-to-book ratios as determined before each semiannual rebalance date.

The S&P MidCap 400/Barra Growth Index (and thus the Fund) benefited from its mid-cap focus, but its returns were curbed by its growth tilt. The net result was a return that outpaced broader U.S. equity market measures. Growth stocks underperformed value stocks across the capitalization spectrum, albeit by a much smaller margin than in the 2000-2002 bear market. Mid-cap stocks outperformed large-cap stocks as mid-cap companies appeared to take advantage of decreasing credit spreads and the resulting reduction in their cost of debt. Of the ten highest weighted constituents of the Index at the beginning of the year, the top performer in terms of stock price return was Gilead Sciences, Inc. (+71.41%) while the worst was Affiliated Computer Sciences (+3.44%).

Value of a $10,000 Investment*

* The line graph represents historical performance of a hypothetical investment of $10,000 in the Mid-Cap Growth ProFund from September 4, 2001 to December 31, 2003, assuming the reinvestment of distributions.

Average Annual Total Return as of 12/31/031

	1 Year	Since Inception (9/4/01)

Investor	26.73%	0.62%

Service	25.39%	(0.35)%

S&P MidCap 400/BARRA Growth Index	30.98%	4.88%

1 Past performance does not guarantee future results. Return calculations assume the reinvestment of distributions and do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and net asset value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. During the period, certain fees were reduced. If such fee reductions had not occurred, the quoted performance would be lower. To obtain more current performance information, please visit www.profunds.com.

2 The Index is a price return index. The graph and table reflect the theoretical reinvestment of dividends in the Index. The impact of transaction costs and the deduction of expenses associated with a mutual fund such as investment management and accounting fees are not reflected in the Index calculations. It is not possible to invest directly in an index. The Fund’s performance reflects the reinvestment of dividends as well as the impact of transaction costs and the deduction of fees and expenses.

3 1.00 equals perfect correlation. This calculation is based on the daily price return of the index.

The above information is not covered by the Report of Independent Auditors.

Small-Cap Value ProFund

The Small-Cap Value ProFund seeks daily investment results, before fees and expenses, that correspond to the daily performance of the S&P SmallCap 600/Barra Value Index. For the year ended December 31, 2003, the Fund had a total return of 34.95%,1 compared to a return of 40.06%2 for the Index. For the year, the Fund achieved an average daily statistical correlation of over 0.99 to the daily performance of the Index.3

The Fund applies a mathematical approach to investing. In doing so it takes positions in securities and/or financial instruments that, in combination, should have similar daily return characteristics as the Index. The S&P SmallCap 600/Barra Value Index is a market capitalization weighted index comprised of the stocks in the S&P SmallCap 600 Index that have comparatively low price-to-book ratios as determined before each semiannual rebalance date.

The S&P SmallCap 600/Barra Value Index (and thus the Fund) benefited from both its value bias and its small-cap focus. Value stocks outperformed growth stocks across the capitalization spectrum, albeit by a much smaller margin than in 2000-2002 bear market. Smaller cap stocks outperformed large-cap stocks as small-cap issuers were able to take full advantage of decreasing credit spreads and the resulting reduction in their cost of debt. In addition, smaller cap stocks became more volatile than larger caps in the latter half of the year as investors focused more on economic news and less on geopolitical issues. Of the ten highest weighted constituents of the Index at the beginning of the year, the top performer in terms of stock price return was Whitney Holding Corp. (+22.9%) while the worst was Skyworks Solutions, Inc. (+0.93%).

Value of a $10,000 Investment*

* The line graph represents historical performance of a hypothetical investment of $10,000 in the Small-Cap Value ProFund from September 4, 2001 to December 31, 2003, assuming the reinvestment of distributions.

Average Annual Total Return as of 12/31/031

	1 Year	Since Inception (9/4/01)

Investor	34.95%	4.73%

Service	33.52%	3.67%

S&P SmallCap 600/BARRA Value Index	40.06%	9.57%

1 Past performance does not guarantee future results. Return calculations assume the reinvestment of distributions and do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and net asset value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. During the period, certain fees were reduced. If such fee reductions had not occurred, the quoted performance would be lower. To obtain more current performance information, please visit www.profunds.com.

2 The Index is a price return index. The graph and table reflect the theoretical reinvestment of dividends in the Index. The impact of transaction costs and the deduction of expenses associated with a mutual fund such as investment management and accounting fees are not reflected in the Index calculations. It is not possible to invest directly in an index. The Fund’s performance reflects the reinvestment of dividends as well as the impact of transaction costs and the deduction of fees and expenses.

3 1.00 equals perfect correlation. This calculation is based on the daily price return of the index.

The above information is not covered by the Report of Independent Auditors.

x

Small-Cap Growth ProFund

The Small-Cap Growth ProFund seeks daily investment results, before fees and expenses, that correspond to the daily performance of the S&P SmallCap 600/Barra Growth Index. For the year ended December 31, 2003, the Fund had a total return of 34.64%1, compared to a return of 37.32%2 for the Index. For the year, the Fund achieved an average daily statistical correlation of over 0.99 to the daily performance of the Index.3

The Fund applies a mathematical approach to investing. In doing so it takes positions in securities and/or financial instruments that, in combination, should have similar daily return characteristics as the Index. The S&P SmallCap 600/Barra Growth Index is a market capitalization weighted index comprised of the stocks in the S&P SmallCap 600 Index that have comparatively high price-to-book ratios as determined before each semiannual rebalance date.

The S&P SmallCap 600/Barra Growth Index (and thus the Fund) benefited from its small cap focus, but its returns were curbed by its growth tilt. The net result was a return that outpaced broader U.S. equity market measures. Growth stocks underperformed value stocks across the capitalization spectrum, albeit by a much smaller margin than in 2000-2002 bear market. Smaller cap stocks outperformed large-cap stocks as small-cap issuers were able to take full advantage of decreasing credit spreads and the resulting reduction in their cost of debt. In addition, smaller cap stocks became more volatile than larger caps in the latter half of the year as investors focused more on the economic news and less on geopolitical issues. Of the ten highest weighted constituents of the Index at the beginning of the year, the top performer in terms of stock price return was Harman International (+148.67%) while the worst was Alliant Techsystems (-7.36%).

Value of a $10,000 Investment*

* The line graph represents historical performance of a hypothetical investment of $10,000 in the Small-Cap Growth ProFund from September 4, 2001 to December 31, 2003, assuming the reinvestment of distributions.

Average Annual Total Return as of 12/31/031

	1 Year	Since Inception (9/4/01)

Investor	34.64%	5.15%

Service	33.33%	4.34%

S&P SmallCap 600/BARRA Growth Index	37.32%	9.12%

1 Past performance does not guarantee future results. Return calculations assume the reinvestment of distributions and do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and net asset value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. During the period, certain fees were reduced. If such fee reductions had not occurred, the quoted performance would be lower. To obtain more current performance information, please visit www.profunds.com.

2 The Index is a price return index. The graph and table reflect the theoretical reinvestment of dividends in the Index. The impact of transaction costs and the deduction of expenses associated with a mutual fund such as investment management and accounting fees are not reflected in the Index calculations. It is not possible to invest directly in an index. The Fund’s performance reflects the reinvestment of dividends as well as the impact of transaction costs and the deduction of fees and expenses.

3 1.00 equals perfect correlation. This calculation is based on the daily price return of the index.

The above information is not covered by the Report of Independent Auditors.

Europe 30 ProFund

The Europe 30 ProFund seeks daily investment results, before fees and expenses, that correspond to the daily performance of the ProFunds Europe 30 Index.1 For the year ended December 31, 2003, the Fund had a total return of 37.81%,2 compared to a return of 38.45%3 for the Index. For the year, the Fund achieved an average daily statistical correlation of over 0.99 to the daily performance of the Index.4

The Fund applies a mathematical approach to investing. In doing so it takes positions in securities and/or financial instruments that, in combination, should have similar daily return characteristics as the Index. The ProFunds Europe 30 Index, created by ProFund Advisors, is composed of 30 companies whose principal offices are located in Europe and whose securities are traded on U.S. exchanges or on the NASDAQ as depositary receipts or ordinary shares. The component companies in the ProFunds Europe 30 Index are determined annually based upon their U.S. dollar-traded volume. Their relative weights are determined using a modified market capitalization method.

European equities underperformed early in the year as the threat of the U.S. led war with Iraq hung over the continent. By mid-March the ProFunds Europe 30 Index had dropped by slightly more than 13%. Beginning with the start of the war and the subsequent fall of Saddam Hussein’s regime, European stocks rallied strongly for the remainder of the year, with only a few minor hiccups along the way. U.S. traded shares of European companies benefited from the depreciation of the dollar. For 2003, the dollar declined against the Euro and the British Pound by 17% and 10%, respectively. Of the ten highest weighted constituents of the Index at the beginning of the year, the top performer in terms of stock price return was HSBC Holdings PLC (+43.36%) while the worst was Nokia Corp (+9.68%).

Value of a $10,000 Investment*,1

* The line graph represents historical performance of a hypothetical investment of $10,000 in the Europe 30 ProFund from March 15, 1999 to December 31, 2003, assuming the reinvestment of distributions.

Average Annual Total Return as of 12/31/031,2

	1 Year	3 Year	Since Inception (3/15/99)

Investor	37.81%	(16.90)%	(12.71)%

Service	36.65%	(15.46)%	(12.03)%

ProFunds Europe 30 Index	38.45%	(7.72)%	(2.59)%

Dow Jones STOXX 50 Index	37.19%	(5.34)%	0.63%

1 Prior to September 4, 2001, Europe 30 ProFund was named “UltraEurope ProFund” and sought daily investment results, that corresponded to twice (200%) the daily performance of the ProFunds Europe Index (PEI). The PEI averaged, on an equal-weighted basis, the daily U.S. dollar results of three European stock indices: the Financial Times Stock Exchange 100 Index, the Deutsche Aktienindex and the CAC-40.

2 Past performance does not guarantee future results. Return calculations assume the reinvestment of distributions and do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and net asset value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. During the period, certain fees were reduced. If such fee reductions had not occurred, the quoted performance would be lower. To obtain more current performance information, please visit www.profunds.com.

3 The ProFunds Europe 30 Index is a price return index. The graph and table DO NOT reflect the theoretical reinvestment of dividends nor the impact of transaction costs and the deduction of expenses associated with a mutual fund such as investment management and accounting fees. It is not possible to invest directly in an index. The Fund’s performance reflects the reinvestment of dividends as well as the impact of transaction costs and the deduction of fees and expenses.

4 1.00 equals perfect correlation. This calculation is based on the daily price return of the index.

5 The inception date of the ProFunds Europe 30 Index was October 18, 1999. Index data is provided for periods prior to October 18, 1999 solely for purposes of comparison.

6 The Dow Jones STOXX 50 Index is a capitalization-weighted index of 50 European blue-chip stocks. The Dow Jones STOXX 50 Index is a price return index. The graph and table reflect the theoretical reinvestment of dividends in the Index. The impact of transaction costs and the deduction of expenses associated with a mutual fund such as investment management and accounting fees are not reflected in the Index calculations. It is not possible to invest directly in an index. The Fund’s performance reflects the reinvestment of dividends as well as the impact of transaction costs and the deduction of fees and expenses.

The above information is not covered by the Report of Independent Auditors.

UltraBull ProFund

The UltraBull ProFund seeks daily investment results, before fees and expenses, that correspond to twice the daily performance of the S&P 500® Index. For the year ended December 31, 2003, the Fund had a total return of 55.09%1, compared to a return of 28.68%2 for the Index. For the year, the Fund achieved an average daily statistical correlation of over 0.99 to 200% of the daily performance of the Index.3

The Fund applies a mathematical approach to investing. In doing so it takes positions in securities and/or financial instruments that, in combination, should have similar daily return characteristics as twice that of the Index. The S&P 500 Index is a measure of large-cap U.S. stock market performance. It is a capitalization weighted index of 500 U.S. operating companies and REITs selected by an S&P committee through a non-mechanical process that factors criteria such as liquidity, price, market capitalization, financial viability, and public float. Reconstitution occurs both on a quarterly and an ongoing basis.

The performance of the S&P 500 Index (and thus the Fund) was driven largely by systemic factors affecting the U.S. equity markets. Improving corporate profit projections and expectations that the interest rate environment would remain low supported higher equity valuations. Investor confidence in the improving economy seemed to outweigh any concerns over corporate scandals. Of the ten highest weighted constituents of the Index at the beginning of the year, the top performers in terms of stock price return were Citigroup (+37.94%), General Electric (+27.23%), and IBM (+19.59%), while the poorest performers were Merck (-13.77%), Johnson & Johnson (-3.82%), and WalMart (+5.03%). Since this Fund has an investment objective of seeking returns greater than 100% of the daily performance of the Index, the daily performance of the Index had a magnified effect on the Fund.

Value of a $10,000 Investment*

* The line graph represents historical performance of a hypothetical investment of $10,000 in the UltraBull ProFund from November 27, 1997 to December 31, 2003, assuming the reinvestment of distributions.

Average Annual Total Return as of 12/31/031

	1 Year	3 Year	5 Year	Since Inception (11/27/97)

Investor	55.09%	(17.39)%	(12.14)%	(4.20)%

Service	53.37%	(18.12)%	(12.96)%	(5.09)%

S&P 500 Index	28.68%	(4.04)%	(0.56)%	4.06%

1 Past performance does not guarantee future results. Return calculations assume the reinvestment of distributions and do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and net asset value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. During the period, certain fees were reduced. If such fee reductions had not occurred, the quoted performance would be lower. To obtain more current performance information, please visit www.profunds.com.

2 The Index is a price return index. The graph and table reflect the theoretical reinvestment of dividends in the Index. The impact of transaction costs and the deduction of expenses associated with a mutual fund such as investment management and accounting fees are not reflected in the Index calculations. It is not possible to invest directly in an index. The Fund’s performance reflects the reinvestment of dividends as well as the impact of transaction costs and the deduction of fees and expenses.

3 1.00 equals perfect correlation. This calculation is based on the daily price return of the index.

The above information is not covered by the Report of Independent Auditors.

UltraMid-Cap ProFund

The UltraMid-Cap ProFund seeks daily investment results, before fees and expenses, that correspond to twice the daily performance of the S&P MidCap 400® Index. For the year ended December 31, 2003, the Fund had a total return of 69.14%,1 compared to a return of 35.62%2 for the Index. For the year, the Fund achieved an average daily statistical correlation of over 0.99 to 200% of the daily performance of the Index.3

The Fund applies a mathematical approach to investing. In doing so it takes positions in securities and/or financial instruments that, in combination, should have similar daily return characteristics as twice that of the Index. The S&P MidCap 400 Index is a measure of mid-size company U.S. stock market performance. It is a capitalization weighted index of 400 U.S. operating companies and REITs. Securities are selected for inclusion in the index by an S&P committee through a non-mechanical process that factors criteria such as liquidity, price, market capitalization, financial viability, and public float. Reconstitution occurs both on a quarterly and ongoing basis.

Mid-cap stocks continued to avoid the impact of the corporate governance and financial reporting scandals that affected the large-cap segment of the market, helping this index to outperform the S&P 500. Mid-cap stocks also benefited from the strengthening U.S. economic picture and reduced credit spreads that led to reduced borrowing costs. Since this Fund has an investment objective of seeking returns greater than 100% of the daily performance of the Index, the daily performance of the Index had a magnified effect on the Fund.

Value of a $10,000 Investment*

* The line graph represents historical performance of a hypothetical investment of $10,000 in the UltraMid-Cap ProFund from February 7, 2000 to December 31, 2003, assuming the reinvestment of distributions.

Average Annual Total Return as of 12/31/031

	1 Year	3 Year	Since Inception (2/7/00)

Investor	69.14%	(4.58)%	(1.16)%

Service	67.78%	(5.40)%	(2.07)%

S&P MidCap 400 Index	35.62%	4.84%	7.91%

1 Past performance does not guarantee future results. Return calculations assume the reinvestment of distributions and do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and net asset value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. During the period, certain fees were reduced. If such fee reductions had not occurred, the quoted performance would be lower. To obtain more current performance information, please visit www.profunds.com.

2 The Index is a price return index. The graph and table reflect the theoretical reinvestment of dividends in the Index. The impact of transaction costs and the deduction of expenses associated with a mutual fund such as investment management and accounting fees are not reflected in the Index calculations. It is not possible to invest directly in an index. The Fund’s performance reflects the reinvestment of dividends as well as the impact of transaction costs and the deduction of fees and expenses.

3 1.00 equals perfect correlation. This calculation is based on the daily price return of the index.

The above information is not covered by the Report of Independent Auditors.

UltraSmall-Cap ProFund

The UltraSmall-Cap ProFund seeks daily investment results, before fees and expenses, that correspond to twice the daily performance of the Russell 2000® Index. For the year ended December 31, 2003, the Fund had a total return of 100.52%1, compared to a return of 47.29%2 for the Index. For the year, the Fund achieved an average daily statistical correlation of over 0.99 to 200% the daily performance of the Index.3

The Fund applies a mathematical approach to investing. In doing so it takes positions in securities and/or financial instruments that, in combination, should have similar daily return characteristics as twice that of the Index. The Russell 2000 Index is a measure of small-cap U.S. stock market performance. It is an adjusted market capitalization weighted index containing approximately 2000 of the smallest companies in the Russell 3000 Index or approximately 8% of the total market capitalization of the Russell 3000 Index, which in turn represents approximately 98% of the investable U.S. equity market.

The Russell 2000 Index well outpaced large-cap benchmarks such as the S&P 500 in 2003. As a whole, small-cap stocks were among the performance leaders in 2003 as they benefited from decreasing credit spreads and the resulting reduction in their cost of debt. The outperformance of small-cap stocks over large-cap stocks is typical in the early recovery phase of the economic cycle. These stocks also seemed to be less negatively impacted by terrorism fears, as they typically are not considered as likely to be terrorist targets. Since this Fund has an investment objective of seeking returns greater than 100% of the daily performance of the Index, the daily performance of the Index had a magnified effect on the Fund.

Value of a $10,000 Investment*

* The line graph represents historical performance of a hypothetical investment of $10,000 in the UltraSmall-Cap ProFund from February 7, 2000 to December 31, 2003, assuming the reinvestment of distributions.

Average Annual Total Return as of 12/31/031

	1 Year	3 Year	Since Inception (2/7/00)

Investor	100.52%	(2.43)%	(10.71)%

Service	98.19%	(3.38)%	(11.58)%

Russell 2000 Index	47.29%	6.32%	2.60%

1 Past performance does not guarantee future results. Return calculations assume the reinvestment of distributions and do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and net asset value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. During the period, certain fees were reduced. If such fee reductions had not occurred, the quoted performance would be lower. To obtain more current performance information, please visit www.profunds.com.

2 The Index is a price return index. The graph and table reflect the theoretical reinvestment of dividends in the Index. The impact of transaction costs and the deduction of expenses associated with a mutual fund such as investment management and accounting fees are not reflected in the Index calculations. It is not possible to invest directly in an index. The Fund’s performance reflects the reinvestment of dividends as well as the impact of transaction costs and the deduction of fees and expenses.

3 1.00 equals perfect correlation. This calculation is based on the daily price return of the index.

The above information is not covered by the Report of Independent Auditors.

UltraDow 30 ProFund

The UltraDow 30 ProFund seeks daily investment results, before fees and expenses, that correspond to twice the daily performance of the Dow Jones Industrial Average (DJIA). For the year ended December 31, 2003, the Fund had a total return of 51.02%,1 compared to a return of 28.29%2 for the DJIA. For the year, the Fund achieved an average daily statistical correlation of over 0.99 to 200% of the daily performance of the DJIA3.

The Fund applies a mathematical approach to investing. In doing so it takes positions in securities and/or financial instruments that, in combination, should have similar daily return characteristics as twice that of the DJIA. The Dow Jones Industrial Average is a price-weighted index maintained by editors of The Wall Street Journal. The DJIA includes 30 large-cap, “blue-chip” U.S. stocks, excluding utility and transportation companies. Components are selected through a discretionary process with no pre-determined criteria except that components should be established U.S. companies that are leaders in their industries, have an excellent reputation, demonstrate sustained growth, are of interest to a large number of investors and accurately represents the sectors covered by the average. The DJIA is not limited to traditionally defined industrial stocks. Instead, the index serves as a measure of the entire U.S. market, covering such diverse industries as financial services, technology, retail, entertainment and consumer goods. Composition changes are rare, and generally occur only after corporate acquisitions or other dramatic shifts in a component’s core business. When such an event necessitates that one component be replaced, the entire index is reviewed.

The performance of the DJIA was driven largely by systemic factors affecting the U.S. equity markets. Improving profit projections and expectations of a continuing low interest rate environment helped expand valuation multiples. Lingering but subsiding concerns with corporate scandals continued to be a factor in large-cap stock valuations. The best performing constituents of the DJIA included Intel (+106%), Caterpillar (+82%), and Alcoa (+67%). The worst performers were Eastman Kodak (-27%), AT&T (-22%), and Merck (-14%). Since this Fund has an investment objective of seeking returns greater than 100% of the daily performance of the Index, the daily performance of the Index had a magnified effect on the Fund.

Value of a $10,000 Investment*

* The line graph represents historical performance of a hypothetical investment of $10,000 in the UltraDow 30 ProFund from June 3, 2002 to December 31, 2003, assuming the reinvestment of distributions.

Average Annual Total Return as of 12/31/031

	1 Year	Since Inception (6/3/02)

Investor	51.02%	2.87%

Service	49.84%	2.07%

Dow Jones Industrial Average	28.29%	7.22%

1 Past performance does not guarantee future results. Return calculations assume the reinvestment of distributions and do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and net asset value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. During the period, certain fees were reduced. If such fee reductions had not occurred, the quoted performance would be lower. To obtain more current performance information, please visit www.profunds.com.

2 The Index is a price return index. The graph and table reflect the theoretical reinvestment of dividends in the Index. The impact of transaction costs and the deduction of expenses associated with a mutual fund such as investment management and accounting fees are not reflected in the Index calculations. It is not possible to invest directly in an index. The Fund’s performance reflects the reinvestment of dividends as well as the impact of transaction costs and the deduction of fees and expenses.

3 1.00 equals perfect correlation. This calculation is based on the daily price return of the index.

The above information is not covered by the Report of Independent Auditors.

UltraOTC ProFund

The UltraOTC ProFund seeks daily investment results, before fees and expenses, that correspond to twice the daily performance of the NASDAQ-100® Index. For the year ended December 31, 2003, the Fund had a total return of 102.41%,1 compared to a return of 49.49%2 for the Index. For the year, the Fund achieved an average daily statistical correlation of over 0.99 to 200% the daily performance of the Index.3

The Fund applies a mathematical approach to investing. In doing so it takes positions in securities and/or financial instruments that, in combination, should have similar daily return characteristics as twice that of the Index. The NASDAQ-100 Index represents the largest non-financial domestic and international issues listed on The NASDAQ Stock Market. To be eligible for inclusion companies cannot be in bankruptcy proceedings and must meet certain additional criteria including minimum trading volume and “seasoning,” requirements. The Index is calculated under a modified capitalization-weighted methodology.

Heavy weightings in technology as well as in mid-cap issues helped the NASDAQ-100 Index beat broader market indices such as the S&P 500. This index is typically much more sensitive to changes in the economy than are the broader indices, such that it tends to outperform when the broader market does well and underperform when the broader market does poorly. This year was no exception. Of the ten highest weighted constituents of the Index at the beginning of the year, the top performer in terms of stock price return was Intel Corp (+105.85%) while the worst was Microsoft Corp. (+5.88%). Since this Fund has an investment objective of seeking returns greater than 100% of the daily performance of the Index, the daily performance of the Index had a magnified effect on the Fund.

Value of a $10,000 Investment*

* The line graph represents historical performance of a hypothetical investment of $10,000 in the UltraOTC ProFund from December 1, 1997 to December 31, 2003, assuming the reinvestment of distributions.

Average Annual Total Return as of 12/31/031

	1 Year	3 Year	5 Year	Since Inception (12/1/97)

Investor	102.41%	(42.37)%	(30.03)%	(13.98)%

Service	100.29%	(42.95)%	(30.74)%	(14.76)%

NASDAQ-100 Index	49.49%	(14.31)%	(4.28)%	5.29%

1 Past performance does not guarantee future results. Return calculations assume the reinvestment of distributions and do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and net asset value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. During the period, certain fees were reduced. If such fee reductions had not occurred, the quoted performance would be lower. To obtain more current performance information, please visit www.profunds.com.

2 The Index is a price return index. The graph and table reflect the theoretical reinvestment of dividends in the Index. The impact of transaction costs and the deduction of expenses associated with a mutual fund such as investment management and accounting fees are not reflected in the Index calculations. It is not possible to invest directly in an index. The Fund’s performance reflects the reinvestment of dividends as well as the impact of transaction costs and the deduction of fees and expenses.

3 1.00 equals perfect correlation. This calculation is based on the daily price return of the index.

The above information is not covered by the Report of Independent Auditors.

UltraJapan ProFund

The UltraJapan ProFund seeks daily investment results, before fees and expenses, that correspond to 200% of the daily performance of the Nikkei 225 Stock Average. Since the Japanese markets are not open when this ProFund values its shares, it determines its success in meeting this investment objective by comparing its daily return on a given day with the market price performance of the related futures contracts traded in the United States. For the year ended December 31, 2003, the Fund had a total return of 47.68%,1 compared to a return of 38.99%2 for the Index measured in U.S. Dollars.3 The Nikkei futures contracts held in the fund are not sensitive to the Dollar/Yen exchange rate, which may cause the fund to over or underperform versus the performance of the Nikkei 225 Stock Average measured in U.S. Dollars depending upon whether the Dollar rises or falls in value versus the Yen. In 2003, the Fund underperformed the Index (in U.S. Dollar terms) in part because of a fall in the value of the Dollar versus the Yen. For the year, the Fund achieved an average daily statistical correlation of over 0.99 to 200% of the daily performance of the U.S. traded futures contract in the Nikkei 225 Stock Average.4

The Fund applies a mathematical approach to investing. In doing so it takes positions in securities and/or financial instruments that, in combination, should have similar daily return characteristics as twice that of the Index. The Nikkei 225 Stock Average is a modified price-weighted index of 225 large, actively traded Japanese stocks traded on the Tokyo Stock Exchange. The Index is computed and distributed by the Nihon Keizai Shimbun.

Japanese equities exhibited a similar performance to U.S. equities as the Nikkei 225 Stock Average was down significantly before rebounding sharply from an April low. The beginning of year decline was exacerbated as SARS threatened to have a significant economic impact in Asia before fears of an epidemic abated. The Index was aided by rising optimism that the country was making progress in implementing necessary reforms to its financial and banking sectors. It also benefited from a relatively high weighting in the more sensitive consumer cyclical sector and a relatively low weighting in the less sensitive consumer non-cyclical sector. While the Index historically has been positively correlated with the U.S. market, this correlation strengthened over the latter half of the year, as strong U.S. economic news bode well for Japanese exporters, whose performance is highly sensitive to the U.S. economy. Since this Fund has an investment objective of seeking returns greater than 100% of the daily performance of the Index, the daily performance of the Index had a magnified effect on the Fund.

Value of a $10,000 Investment*

* The line graph represents historical performance of a hypothetical investment of $10,000 in the UltraJapan ProFund from February 7, 2000 to December 31, 2003, assuming the reinvestment of distributions. The Nikkei 225 Stock Average returns are calculated and shown in U.S. Dollar terms. The return of the Nikkei 225 Stock Average for 2003 in Japanese Yen terms was 24.45%.

Average Annual Total Return as of 12/31/031

	1 Year	3 Year	Since Inception (2/7/00)

Investor	47.68%	(22.24)%	(32.27)%

Service	46.30%	(23.02)%	(32.95)%

Nikkei 225 Stock Average	38.99%	(5.29)%	(13.80)%

1 Past performance does not guarantee future results. Return calculations assume the reinvestment of distributions and do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and net asset value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. During the period, certain fees were reduced. If such fee reductions had not occurred, the quoted performance would be lower. To obtain more current performance information, please visit www.profunds.com.

2 The Index is a price return index. The graph and table reflect the theoretical reinvestment of dividends in the Index. The impact of transaction costs and the deduction of expenses associated with a mutual fund such as investment management and accounting fees are not reflected in the Index calculations. It is not possible to invest directly in an index. The Fund’s performance reflects the reinvestment of dividends as well as the impact of transaction costs and the deduction of fees and expenses.

3 The return for the Nikkei 225 Stock Average for 2003 in Japanese Yen terms was 24.45%.

4 1.00 equals perfect correlation. This calculation is based on the daily price return of the index.

The above information is not covered by the Report of Independent Auditors.

Bear ProFund

The Bear ProFund seeks daily investment results, before fees and expenses, that correspond to the inverse of the daily performance of the S&P 500® Index. For the year ended December 31, 2003, the Fund had a total return of -24.46%,1 compared to a return of 28.68%2 for the Index. For the year, the Fund achieved an average daily statistical correlation of over 0.99 to the inverse of the daily performance of the Index.3

The Fund applies a mathematical approach to investing. In doing so it takes positions in securities and/or financial instruments that, in combination, should have similar daily return characteristics as the inverse of the Index. The S&P 500 Index is a measure of large-cap U.S. stock market performance. It is a capitalization weighted index of 500 U.S. operating companies and REITs selected by an S&P committee through a non-mechanical process that factors criteria such as liquidity, price, market capitalization, financial viability, and public float. Reconstitution occurs both on a quarterly and ongoing basis.

The performance of the S&P 500 Index (and thus the Fund) was driven largely by systemic factors affecting the U.S. equity markets. Improving corporate profit projections and expectations that the interest rate environment would remain low supported higher equity valuations. Investor confidence in the improving economy seemed to outweigh any concerns over corporate scandals. Of the ten highest weighted constituents of the Index at the beginning of the year, the top performers in terms of stock price return were Citigroup (+37.94%), General Electric (+27.23%), and IBM (+19.59%), while the poorest performers were Merck (-13.77%), Johnson & Johnson (-3.82%), and WalMart (+5.03%.) Since this Fund is designed to have inverse (negative) daily correlation to the benchmark Index, it was inversely affected by the daily performance of the Index and the factors affecting the Index.

Value of a $10,000 Investment*

* The line graph represents historical performance of a hypothetical investment of $10,000 in the Bear ProFund from December 30, 1997 to December 31, 2003, assuming the reinvestment of distributions.

Average Annual Total Return as of 12/31/031

	1 Year	3 Year	5 Year	Since Inception (12/30/97)

Investor	(24.46)%	1.44%	1.28%	(2.52)%

Service	(25.21)%	0.41%	0.27%	(3.44)%

S&P 500 Index	28.68%	(4.04)%	(0.56)%	3.82%

1 Past performance does not guarantee future results. Return calculations assume the reinvestment of distributions and do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and net asset value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. During the period, certain fees were reduced. If such fee reductions had not occurred, the quoted performance would be lower. To obtain more current performance information, please visit www.profunds.com.

2 The Index is a price return index. The graph and table reflect the theoretical reinvestment of dividends in the Index. The impact of transaction costs and the deduction of expenses associated with a mutual fund such as investment management and accounting fees are not reflected in the Index calculations. It is not possible to invest directly in an index. The Fund’s performance reflects the reinvestment of dividends as well as the impact of transaction costs and the deduction of fees and expenses.

3 1.00 equals perfect correlation. This calculation is based on the daily price return of the index.

The above information is not covered by the Report of Independent Auditors.

Short Small-Cap ProFund

The Short Small-Cap ProFund seeks daily investment results, before fees and expenses, that correspond to the inverse of the daily performance of the Russell 2000® Index. For the year ended December 31, 2003, the Fund had a total return of -34.74%,1 compared to a return of 47.29%2 for the Index. For the year, the Fund achieved an average daily statistical correlation of over 0.99 to the inverse of the daily performance of the Index.3

The Fund applies a mathematical approach to investing. In doing so it takes positions in securities and/or financial instruments that, in combination, should have similar daily return characteristics as the inverse of the Index. The Russell 2000 Index is a measure of small-cap U.S. stock market performance. It is an adjusted market capitalization weighted index containing approximately 2000 of the smallest companies in the Russell 3000 Index or approximately 8% of the total market capitalization of the Russell 3000 Index, which in turn represents approximately 98% of the investable U.S. equity market.

The Russell 2000 Index well outpaced large-cap benchmarks such as the S&P 500 in 2003. As a whole, small-cap stocks were among the performance leaders in 2003 as they benefited from decreasing credit spreads and the resulting reduction in their cost of debt. The outperformance of small-cap stocks over large-cap stocks is typical in the early recovery phase of the economic cycle. These stocks also seemed to be less negatively impacted by terrorism fears, as they typically are not considered as likely to be terrorist targets. Since this Fund is designed to have inverse (negative) daily correlation to the benchmark Index, it was inversely affected by the daily performance of the Index and the factors affecting the Index.

Value of a $10,000 Investment*

* The line graph represents historical performance of a hypothetical investment of $10,000 in the Short Small-Cap ProFund from May 1, 2002 to December 31, 2003, assuming the reinvestment of distributions.

Average Annual Total Return as of 12/31/031

	1 Year	Since Inception (5/1/02)

Investor	(34.74)%	(11.76)%

Service	(35.19)%	(12.47)%

Russell 2000 Index	47.29%	6.79%

1 Past performance does not guarantee future results. Return calculations assume the reinvestment of distributions and do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and net asset value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. During the period, certain fees were reduced. If such fee reductions had not occurred, the quoted performance would be lower. To obtain more current performance information, please visit www.profunds.com.

2 The Index is a price return index. The graph and table reflect the theoretical reinvestment of dividends in the Index. The impact of transaction costs and the deduction of expenses associated with a mutual fund such as investment management and accounting fees are not reflected in the Index calculations. It is not possible to invest directly in an index. The Fund’s performance reflects the reinvestment of dividends as well as the impact of transaction costs and the deduction of fees and expenses.

3 1.00 equals perfect correlation. This calculation is based on the daily price return of the index.

The above information is not covered by the Report of Independent Auditors.

Short OTC ProFund

The Short OTC ProFund seeks daily investment results, before fees and expenses, that correspond to the inverse of the daily performance of the NASDAQ-100® Index. For the year ended December 31, 2003, the Fund had a total return of -37.37%,1 compared to a return of 49.49%2 for the Index. For the year, the Fund achieved an average daily statistical correlation of over 0.99 to the inverse of the daily performance of the Index.3

The Fund applies a mathematical approach to investing. In doing so it takes positions in securities and/or financial instruments that, in combination, should have similar daily return characteristics as the inverse of the Index. The NASDAQ-100 Index represents the largest non-financial domestic and international issues listed on The NASDAQ Stock Market. To be eligible for inclusion companies cannot be in bankruptcy proceedings and must meet certain additional criteria including minimum trading volume and “seasoning,” requirements. The Index is calculated under a modified capitalization-weighted methodology.

Heavy weightings in technology as well as in mid-cap issues helped the NASDAQ-100 Index beat broader market indices such as the S&P 500. This index is typically much more sensitive to changes in the economy than are the broader indices, such that it tends to outperform when the broader market does well and underperform when the broader market does poorly. This year was no exception. Of the ten highest weighted constituents of the Index at the beginning of the year, the top performer in terms of stock price return was Intel Corp (+105.85%) while the worst was Microsoft Corp. (+5.88%). Since this Fund is designed to have inverse (negative) daily correlation to the benchmark Index, it was inversely affected by the daily performance of the Index and the factors affecting the Index.

Value of a $10,000 Investment*

* The line graph represents historical performance of a hypothetical investment of $10,000 in the Short OTC ProFund from May 1, 2002 to December 31, 2003, assuming the reinvestment of distributions.

Average Annual Total Return as of 12/31/031

	1 Year	Since Inception (5/1/02)

Investor	(37.37)%	(18.88)%

Service	(37.98)%	(19.73)%

NASDAQ-100 Index	49.49%	15.92%

1 Past performance does not guarantee future results. Return calculations assume the reinvestment of distributions and do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and net asset value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. During the period, certain fees were reduced. If such fee reductions had not occurred, the quoted performance would be lower. To obtain more current performance information, please visit www.profunds.com.

2 The Index is a price return index. The graph and table reflect the theoretical reinvestment of dividends in the Index. The impact of transaction costs and the deduction of expenses associated with a mutual fund such as investment management and accounting fees are not reflected in the Index calculations. It is not possible to invest directly in an index. The Fund’s performance reflects the reinvestment of dividends as well as the impact of transaction costs and the deduction of fees and expenses.

3 1.00 equals perfect correlation. This calculation is based on the daily price return of the index.

The above information is not covered by the Report of Independent Auditors.

UltraBear ProFund

The UltraBear ProFund seeks daily investment results, before fees and expenses, that correspond to twice the inverse of the daily performance of the S&P 500® Index. For the year ended December 31, 2003, the Fund had a total return of -43.76%1, compared to a return of 26.38%2 for the Index. For the year, the Fund achieved an average daily statistical correlation of over 0.99 to 200% of the inverse of the Index’s daily performance.3

The Fund applies a mathematical approach to investing. In doing so it takes positions in securities and/or financial instruments that, in combination, should have similar daily return characteristics as twice the inverse of the Index. The S&P 500 Index is a measure of large-cap U.S. stock market performance. It is a capitalization weighted index of 500 U.S. operating companies and REITs selected by an S&P committee through a non-mechanical process that factors criteria such as liquidity, price, market capitalization, financial viability, and public float.

The performance of the S&P 500 Index (and thus the Fund) was driven largely by systemic factors affecting the U.S. equity markets. Improving corporate profit projections and expectations that the interest rate environment would remain low supported higher equity valuations. Investor confidence in the improving economy seemed to outweigh any concerns over corporate scandals. Of the ten highest weighted constituents of the Index at the beginning of the year, the top performers in terms of stock price return were Citigroup (+37.94%), General Electric (+27.23%), and IBM (+19.59%), while the poorest performers were Merck (-13.77%), Johnson & Johnson (-3.82%), and WalMart (+5.03%). Since this Fund is designed to have inverse (negative) daily correlation to the benchmark Index, it was inversely affected by the daily performance of the Index and the factors affecting the Index. Additionally since this Fund is leveraged, this inverse effect was magnified.

Value of a $10,000 Investment*

* The line graph represents historical performance of a hypothetical investment of $10,000 in the UltraBear ProFund from December 22, 1997 to December 31, 2003.

Average Annual Total Return as of 12/31/031

	1 Year	3 Year	5 Year	Since Inception (12/22/97)

Investor	(43.76)%	(1.60)%	(4.16)%	(10.39)%

Service	(44.32)%	(2.53)%	(5.02)%	(11.09)%

S&P 500 Index	28.68%	(4.04)%	(0.56)%	4.12%

1 Past performance does not guarantee future results. Return calculations assume the reinvestment of distributions and do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and net asset value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. During the period, certain fees were reduced. If such fee reductions had not occurred, the quoted performance would be lower. To obtain more current performance information, please visit www.profunds.com.

2 The Index is a price return index. The graph and table reflect the theoretical reinvestment of dividends in the Index. The impact of transaction costs and the deduction of expenses associated with a mutual fund such as investment management and accounting fees are not reflected in the Index calculations. It is not possible to invest directly in an index. The Fund’s performance reflects the reinvestment of dividends as well as the impact of transaction costs and the deduction of fees and expenses.

3 1.00 equals perfect correlation. This calculation is based on the daily price return of the index.

The above information is not covered by the Report of Independent Auditors.

UltraShort OTC ProFund

The UltraShort OTC ProFund seeks daily investment results, before fees and expenses, that correspond to twice the inverse of the daily performance of the NASDAQ-100® Index. For the year ended December 31, 2003, the Fund had a total return of -62.80%,1 compared to a return of 49.49%2 for the Index. For the year, the Fund achieved an average daily statistical correlation of over 0.99 to 200% of the inverse of the Index’s daily performance.3

The Fund applies a mathematical approach to investing. In doing so it takes positions in securities and/or financial instruments that, in combination, should have similar daily return characteristics as twice the inverse of the Index. The NASDAQ-100 Index represents the largest non-financial domestic and international issues listed on The NASDAQ Stock Market. To be eligible for inclusion companies cannot be in bankruptcy proceedings and must meet certain additional criteria including minimum trading volume and “seasoning,” requirements. The Index is calculated under a modified capitalization-weighted methodology.

Heavy weightings in technology as well as in mid-cap issues helped the NASDAQ-100 Index beat broader market indices such as the S&P 500. This index is typically much more sensitive to changes in the economy than are the broader indices, such that it tends to outperform when the broader market does well and underperform when the broader market does poorly. This year was no exception. Of the ten highest weighted constituents of the Index at the beginning of the year, the top performer in terms of stock price return was Intel Corp (+105.85%) while the worst was Microsoft Corp. (+5.88%). Since this Fund is designed to have inverse daily correlation to the benchmark Index, it was inversely affected by the daily performance of the Index and the factors affecting the Index. Additionally, since this fund is leveraged, this inverse effect was magnified.

Value of a $10,000 Investment*

* The line graph represents historical performance of a hypothetical investment of $10,000 in the UltraShort OTC ProFund from June 2, 1998 to December 31, 2003, assuming the reinvestment of distributions.

Average Annual Total Return as of 12/31/031

	1 Year	3 Year	5 Year	Since Inception (6/2/98)

Investor	(62.80)%	(20.01)%	(36.32)%	(45.43)%

Service	(63.15)%	(20.71)%	(36.91)%	(45.89)%

NASDAQ-100 Index	49.49%	(14.31)%	(4.28)%	3.98%

1 Past performance does not guarantee future results. Return calculations assume the reinvestment of distributions and do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and net asset value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. During the period, certain fees were reduced. If such fee reductions had not occurred, the quoted performance would be lower. To obtain more current performance information, please visit www.profunds.com.

2 The Index is a price return index. The graph and table reflect the theoretical reinvestment of dividends in the Index. The impact of transaction costs and the deduction of expenses associated with a mutual fund such as investment management and accounting fees are not reflected in the Index calculations. It is not possible to invest directly in an index. The Fund’s performance reflects the reinvestment of dividends as well as the impact of transaction costs and the deduction of fees and expenses.

3 1.00 equals perfect correlation. This calculation is based on the daily price return of the index.

The above information is not covered by the Report of Independent Auditors.

Banks UltraSector ProFund

The Banks UltraSector ProFund seeks daily investment results, before fees and expenses, that correspond to 150% of the daily performance of the Dow Jones U.S. Banks Index. For the year ended December 31, 2003, the Fund had a total return of 46.23%,1 compared to a return of 32.94%2 for the Index. For the year, the Fund achieved an average daily statistical correlation of over 0.99 to 150% of the daily performance of the Index.3

The Fund applies a mathematical approach to investing. In doing so it takes positions in securities and/or financial instruments that, in combination, should have similar daily return characteristics as 150% of the Index. The Dow Jones U.S. Banks Index measures the performance of the banking industry of the U.S. equity market. Component companies include all regional and major U.S. domiciled international banks, savings and loans, savings banks, thrifts, and building associations and societies. Investment and merchant banks are excluded.

The performance of the Dow Jones U.S. Banks Index (and thus the Fund) was favorably impacted by the ability of component banks to use favorable interest rate spreads to take advantage of the lending and mortgage business and increase revenues from the previous year. Market uncertainties during the first half of the year caused investors to be a bit apprehensive, which increased bank deposits. Of the ten highest weighted constituents of the Index at the beginning of the year, the top performer in terms of stock price return was FleetBoston Financial (+79.63%) while the worst was Fifth Third Bancorp (+0.94%). Since this Fund has an investment objective of seeking returns greater than 100% of the daily performance of the Index, the daily performance of the Index had a magnified effect on the Fund.

Value of a $10,000 Investment*

* The line graph represents historical performance of a hypothetical investment of $10,000 in the Banks UltraSector ProFund from September 4, 2001 to December 31, 2003, assuming the reinvestment of distributions.

Average Annual Total Return as of 12/31/031

	1 Year	Since Inception (9/4/01)

Investor	46.23%	10.33%

Service	45.04%	9.46%

Dow Jones U.S. Banks Index	32.94%	11.56%

S&P 500 Index	28.68%	0.88%

1 Past performance does not guarantee future results. Return calculations assume the reinvestment of distributions and do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and net asset value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. During the period, certain fees were reduced. If such fee reductions had not occurred, the quoted performance would be lower. To obtain more current performance information, please visit www.profunds.com.

2 The listed indexes are price return indexes. The graph and table reflect the theoretical reinvestment of dividends in these indexes. The impact of transaction costs and the deduction of expenses associated with a mutual fund such as investment management and accounting fees are not reflected in the index calculations. It is not possible to invest directly in an index. The Fund’s performance reflects the reinvestment of dividends as well as the impact of transaction costs and the deduction of fees and expenses.

3 1.00 equals perfect correlation. This calculation is based on the daily price return of the index.

4 The S&P 500 Index is an unmanaged index that consists of the common stocks of 500 major U.S. corporations selected for their size and the frequency and ease with which their stocks trade.

The above information is not covered by the Report of Independent Auditors.

Basic Materials UltraSector ProFund

The Basic Materials UltraSector ProFund seeks daily investment results, before fees and expenses, that correspond to 150% of the daily performance of the Dow Jones U.S. Basic Materials Sector Index. For the year ended December 31, 2003, the Fund had a total return of 47.49%,1 compared to a return of 35.68%2 for the Index. For the year, the Fund achieved an average daily statistical correlation of over 0.99 to 150% of the daily performance of the Index.3

The Fund applies a mathematical approach to investing. In doing so it takes positions in securities and/or financial instruments that, in combination, should have similar daily return characteristics as 150% of the Index. The Dow Jones U.S. Basic Materials Sector Index measures the performance of the basic materials economic sector of the U.S. equity market. Component companies are involved in the production of aluminum, commodity chemicals, specialty chemicals, forest products, non-ferrous metals, paper products, precious metals, and steel.

The performance of the Dow Jones U.S. Basic Materials Sector Index (and thus the Fund) benefited from worldwide economic growth. Lower raw materials costs and better operating conditions were favorable as the increased demand for chemical products and metals had a positive impact in 2003. Of the ten highest weighted constituents of the Index at the beginning of the year, the top performer in terms of stock price return was Newmont Mining Corp (+67.45%) and the worst was Avery Dennison Corp (-8.28%). Since this Fund has an investment objective of seeking greater than 100% of the daily performance of the Index, the daily performance of the Index had a magnified effect on the Fund.

Value of a $10,000 Investment*

* The line graph represents historical performance of a hypothetical investment of $10,000 in the Basic Materials UltraSector ProFund from September 4, 2001 to December 31, 2003, assuming the reinvestment of distributions.

Average Annual Total Return as of 12/31/031

	1 Year	Since Inception (9/4/01)

Investor	47.49%	4.59%

Service	46.31%	4.34%

Dow Jones U.S. Basic Materials Index	35.68%	9.19%

S&P 500 Index	28.68%	0.88%

1 Past performance does not guarantee future results. Return calculations assume the reinvestment of distributions and do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and net asset value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. During the period, certain fees were reduced. If such fee reductions had not occurred, the quoted performance would be lower. To obtain more current performance information, please visit www.profunds.com.

2 The listed indexes are price return indexes. The graph and table reflect the theoretical reinvestment of dividends in these indexes. The impact of transaction costs and the deduction of expenses associated with a mutual fund such as investment management and accounting fees are not reflected in the index calculations. It is not possible to invest directly in an index. The Fund’s performance reflects the reinvestment of dividends as well as the impact of transaction costs and the deduction of fees and expenses.

3 1.00 equals perfect correlation. This calculation is based on the daily price return of the index.

4 The S&P 500 Index is an unmanaged index that consists of the common stocks of 500 major U.S. corporations selected for their size and the frequency and ease with which their stocks trade.

The above information is not covered by the Report of Independent Auditors.

Biotechnology UltraSector ProFund

The Biotechnology UltraSector ProFund seeks daily investment results, before fees and expenses, that correspond to 150% of the daily performance of the Dow Jones U.S. Biotechnology Index. For the year ended December 31, 2003, the Fund had a total return of 61.72%,1 compared to a return of 42.99%2 for the Index. For the year, the Fund achieved an average daily statistical correlation of over 0.99 to 150% of the daily performance of the Index.3

The Fund applies a mathematical approach to investing. In doing so it takes positions in securities and/or financial instruments that, in combination, should have similar daily return characteristics as 150% of the Index. The Dow Jones U.S. Biotechnology Index measures the performance of the biotechnology industry of the U.S. equity market. Component companies include those engaged in genetic research, and/or the marketing and development of recombinant DNA products. Makers of artificial blood and contract biotechnology researchers are also included in the Index.

The performance of the Dow Jones U.S. Biotechnology Index (and thus the Fund) benefited from the component biotech companies making great strides in development research such areas as genomics and proteomics. Biotech firms began to capitalize on their earnings potential and investors became less risk-averse and flocked back with high expectations. Of the ten highest weighted constituents of the Index at the beginning of the year, the top performer in terms of stock price return was Genentech Inc. (+182.18%) and the worst was Medimmune Inc. (-6.59%). Since this Fund has an investment objective of seeking returns greater than 100% of the daily performance of the Index, the daily performance of the Index had a magnified effect on the Fund.

Value of a $10,000 Investment*

* The line graph represents historical performance of a hypothetical investment of $10,000 in the Biotechnology UltraSector ProFund from June 19, 2000 to December 31, 2003, assuming the reinvestment of distributions.

Average Annual Total Return as of 12/31/031

	1 Year	3 Year	Since Inception (6/19/00)

Investor	61.72%	(21.82)%	(22.97)%

Service	60.18%	(22.52)%	(23.69)%

Dow Jones U.S. Biotechnology Index	42.99%	(10.12)%	(10.34)%

S&P 500 Index	28.68%	(4.04)%	(6.47)%

1 Past performance does not guarantee future results. Return calculations assume the reinvestment of distributions and do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and net asset value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. During the period, certain fees were reduced. If such fee reductions had not occurred, the quoted performance would be lower. To obtain more current performance information, please visit www.profunds.com.

2 The listed indexes are price return indexes. The graph and table reflect the theoretical reinvestment of dividends in these indexes. The impact of transaction costs and the deduction of expenses associated with a mutual fund such as investment management and accounting fees are not reflected in the index calculations. It is not possible to invest directly in an index. The Fund’s performance reflects the reinvestment of dividends as well as the impact of transaction costs and the deduction of fees and expenses.

3 1.00 equals perfect correlation. This calculation is based on the daily price return of the index.

4 The S&P 500 Index is an unmanaged index that consists of the common stocks of 500 major U.S. corporations selected for their size and the frequency and ease with which their stocks trade.

The above information is not covered by the Report of Independent Auditors.

Energy UltraSector ProFund

The Energy UltraSector ProFund seeks daily investment results, before fees and expenses, that correspond to 150% of the daily performance of the Dow Jones U.S. Energy Sector Index. For the year ended December 31, 2003, the Fund had a total return of 32.71%,1 compared to a return of 25.74%2 for the Index. For the year, the Fund achieved an average daily statistical correlation of over 0.99 to 150% of the daily performance of the Index.3

The Fund applies a mathematical approach to investing. In doing so it takes positions in securities and/or financial instruments that, in combination, should have similar daily return characteristics as 150% of the Index. The Dow Jones U.S. Energy Sector Index measures the performance of the energy sector of the U.S. equity market. Component companies include oil drilling equipment and services, coal, major oil companies, secondary oil companies, pipelines, liquid, solid or gaseous fossil fuel producers, and service companies.

The performance of the Dow Jones U.S. Energy Sector Index (and thus the Fund) benefited from energy prices which remaining relatively high throughout the year, as well from the end of major combat in Iraq which reduced uncertainties in the region. Of the ten highest weighted constituents of the Index at the beginning of the year, the top performer in terms of stock price return was Apache Corp. (+49.42%) and the worst was Baker Hughes Inc. (-0.09%). Since this Fund has an investment objective of seeking returns greater than 100% of the daily performance of the Index, the daily performance of the Index had a magnified effect on the Fund.

Value of a $10,000 Investment*

* The line graph represents historical performance of a hypothetical investment of $10,000 in the Energy UltraSector ProFund from June 19, 2000 to December 31, 2003, assuming the reinvestment of distributions.

Average Annual Total Return as of 12/31/031

	1 Year	3 Year	Since Inception (6/19/00)

Investor	32.71%	(9.06)%	(6.69)%

Service	31.34%	(9.95)%	(7.59)%

Dow Jones U.S. Energy Index	25.74%	(1.33)%	0.90%

S&P 500 Index	28.68%	(4.04)%	(6.47)%

1 Past performance does not guarantee future results. Return calculations assume the reinvestment of distributions and do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and net asset value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. During the period, certain fees were reduced. If such fee reductions had not occurred, the quoted performance would be lower. To obtain more current performance information, please visit www.profunds.com.

2 The listed indexes are price return indexes. The graph and table reflect the theoretical reinvestment of dividends in these indexes. The impact of transaction costs and the deduction of expenses associated with a mutual fund such as investment management and accounting fees are not reflected in the index calculations. It is not possible to invest directly in an index. The Fund’s performance reflects the reinvestment of dividends as well as the impact of transaction costs and the deduction of fees and expenses.

3 1.00 equals perfect correlation. This calculation is based on the daily price return of the index.

4 The S&P 500 Index is an unmanaged index that consists of the common stocks of 500 major U.S. corporations selected for their size and the frequency and ease with which their stocks trade.

The above information is not covered by the Report of Independent Auditors.

Financial UltraSector ProFund

The Financial UltraSector ProFund seeks daily investment results, before fees and expenses, that correspond to 150% of the daily performance of the Dow Jones U.S. Financial Sector Index. For the year ended December 31, 2003, the Fund had a total return of 43.50%,1 compared to a return of 32.23%2 for the Index. For the year, the Fund achieved an average daily statistical correlation of over 0.99 to 150% of the daily performance of the Index.3

The Fund applies a mathematical approach to investing. In doing so it takes positions in securities and/or financial instruments that, in combination, should have similar daily return characteristics as 150% of the Index. The Dow Jones U.S. Financial Sector Index measures the performance of the financial services economic sector of the U.S. equity market. Component companies include regional banks; major U.S. domiciled international banks; full line, life, and property and casualty insurance companies; companies that invest directly or indirectly in real estate; diversified financial companies such as Fannie Mae; credit card insurers; check cashing companies; mortgage lenders; investment advisers; securities brokers and dealers including investment banks, merchant banks, and online brokers; and publicly traded stock exchanges.

The Index, its component companies, and the Fund benefited from a variety of factors. Sales increased in the insurance industry and financial service firms were beneficiaries of a second half rally in stocks sensitive to the capital markets. Mortgage companies benefited from the surge in home refinancing that continued well into 2003. Of the ten highest weighted constituents of the Index at the beginning of the year, the top performer in terms of stock price return was J.P. Morgan Chase & Co. (+53.04%) and the worst was Freddie Mac (-1.24%). Since this Fund has an investment objective of seeking returns greater than 100% of the daily performance of the Index, the daily performance of the Index had a magnified effect on the Fund.

Value of a $10,000 Investment*

* The line graph represents historical performance of a hypothetical investment of $10,000 in the Financial UltraSector ProFund from June 19, 2000 to December 31, 2003, assuming the reinvestment of distributions.

Average Annual Total Return as of 12/31/031

	1 Year	3 Year	Since Inception (6/19/00)

Investor	43.50%	(3.60)%	3.71%

Service	42.19%	(4.52)%	2.79%

Dow Jones U.S. Financial Index	32.23%	2.75%	8.45%

S&P 500 Index	28.68%	(4.04)%	(6.47)%

1 Past performance does not guarantee future results. Return calculations assume the reinvestment of distributions and do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and net asset value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. During the period, certain fees were reduced. If such fee reductions had not occurred, the quoted performance would be lower. To obtain more current performance information, please visit www.profunds.com.

2 The listed indexes are price return indexes. The graph and table reflect the theoretical reinvestment of dividends in these indexes. The impact of transaction costs and the deduction of expenses associated with a mutual fund such as investment management and accounting fees are not reflected in the index calculations. It is not possible to invest directly in an index. The Fund’s performance reflects the reinvestment of dividends as well as the impact of transaction costs and the deduction of fees and expenses.

3 1.00 equals perfect correlation. This calculation is based on the daily price return of the index.

4 The S&P 500 Index is an unmanaged index that consists of the common stocks of 500 major U.S. corporations selected for their size and the frequency and ease with which their stocks trade.

The above information is not covered by the Report of Independent Auditors.

Healthcare UltraSector ProFund

The Healthcare UltraSector ProFund seeks daily investment results, before fees and expenses, that correspond to 150% of the daily performance of the Dow Jones U.S. Healthcare Sector Index. For the year ended December 31, 2003, the Fund had a total return of 25.34%,1 compared to a return of 19.43%2 for the Index. For the year, the Fund achieved an average daily statistical correlation of over 0.99 to 150% of the daily performance of the Index.3

The Fund applies a mathematical approach to investing. In doing so it takes positions in securities and/or financial instruments that, in combination, should have similar daily return characteristics as 150% of the Index. The Dow Jones U.S. Healthcare Sector Index measures the performance of the healthcare economic sector of the U.S. equity market. Component companies include health care providers, biotechnology companies, medical supplies, advanced medical devices, and pharmaceuticals.

The Dow Jones U.S. Healthcare Sector Index (and thus the Fund) trailed the broader market. Growing demand for healthcare stemming from a continued increase in the average age in the U.S. population may have inhibited a more severe under-performance. Generic drugs limited the returns, while changes in Medicare legislation gave the elderly better access to prescriptions as both healthcare spending and costs increased in the U.S. These changes also benefited managed care providers and healthcare facilities, which were among the top performing groups within the sector. Of the ten highest weighted constituents of the Index at the beginning of the year, the top performer in terms of stock price return was Amgen Inc. (+27.82%) and the worst was Merck & Co. Inc. (-13.77%). Since this Fund has an investment objective of seeking returns greater than 100% of the daily performance of the Index, the daily performance of the Index had a magnified effect on the Fund.

Value of a $10,000 Investment*

* The line graph represents historical performance of a hypothetical investment of $10,000 in the Healthcare UltraSector ProFund from June 19, 2000 to December 31, 2003, assuming the reinvestment of distributions.

Average Annual Total Return as of 12/31/031

	1 Year	3 Year	Since Inception (6/19/00)

Investor	25.34%	(15.05)%	(9.78)%

Service	24.33%	(15.86)%	(10.64)%

Dow Jones U.S. Healthcare Index	19.43%	(6.23)%	(1.99)%

S&P 500 Index	28.68%	(4.04)%	(6.47)%

1 Past performance does not guarantee future results. Return calculations assume the reinvestment of distributions and do not reflect the taxes that a shareholder would pay on fund distributions or on the redemption of fund shares. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and net asset value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. During the period, certain fees were reduced. If such fee reductions had not occurred, the quoted performance would be lower. To obtain more current performance information, please visit www.profunds.com.

2 The listed indexes are price return indexes. The graph and table reflect the theoretical reinvestment of dividends in these indexes. The impact of transaction costs and the deduction of expenses associated with a mutual fund such as investment management and accounting fees are not reflected in the index calculations. It is not possible to invest directly in an index. The Fund’s performance reflects the reinvestment of dividends as well as the impact of transaction costs and the deduction of fees and expenses.

3 1.00 equals perfect correlation. This calculation is based on the daily price return of the index.

4 The S&P 500 Index is an unmanaged index that consists of the common stocks of 500 major U.S. corporations selected for their size and the frequency and ease with which their stocks trade.

The above information is not covered by the Report of Independent Auditors.

Internet UltraSector ProFund

The Internet UltraSector ProFund seeks daily investment results, before fees and expenses, that correspond to 150% of the daily performance of the Dow Jones Composite Internet Index. For the year ended December 31, 2003, the Fund had a total return of 128.91%,1 compared to a return of 81.73%2 for the Index. For the year, the Fund achieved an average daily statistical correlation of over 0.99 to 150% of the daily performance of the Index.3

The Fund applies a mathematical approach to investing. In doing so it takes positions in securities and/or financial instruments that, in combination, should have similar daily return characteristics as 150% of the Index. The Dow Jones Composite Internet Index measures the performance of stocks in the U.S. equity markets that generate the majority of their revenues from the Internet. The Index is composed of two sub-groups: Internet Commerce, comprised of companies that derive the majority of their revenues from providing goods and/or services through an open network, such as a web site, and Internet Services, comprised of companies that derive the majority of their revenues from providing access to the Internet or providing services to people using the Internet.

The Dow Jones Composite Internet Index (and thus the Fund) rebounded from a lackluster 2002. Venture capitalists began investing in start-ups again, but with a more conservative approach. Broadband use continued to increase, and online retail and advertising showed strong growth from the previous year. Of the ten highest weighted constituents of the Index at the beginning of the year, the top performer in terms of stock price return was Amazon.com Inc. (+178.56%) and the worst was WebMD Corp. (-5.15%). Since this Fund has an investment objective of seeking returns greater than 100% of the daily performance of the Index, the daily performance of the Index had a magnified effect on the Fund.

Value of a $10,000 Investment*

* The line graph represents historical performance of a hypothetical investment of $10,000 in the Internet UltraSector ProFund from June 19, 2000 to December 31, 2003, assuming the reinvestment of distributions.

Average Annual Total Return as of 12/31/031

	1 Year	3 Year	Since Inception (6/19/00)

Investor	128.91%	(39.10)%	(54.59)%

Service	126.72%	(39.90)%	(55.16)%

Dow Jones Composite Internet Index	81.73%	(20.24)%	(33.31)%

S&P 500 Index	28.68%	(4.04)%	(6.47)%

1 Past performance does not guarantee future results. Return calculations assume the reinvestment of distributions and do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and net asset value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. During the period, certain fees were reduced. If such fee reductions had not occurred, the quoted performance would be lower. To obtain more current performance information, please visit www.profunds.com.

2 The listed indexes are price return indexes. The graph and table reflect the theoretical reinvestment of dividends in these indexes. The impact of transaction costs and the deduction of expenses associated with a mutual fund such as investment management and accounting fees are not reflected in the index calculations. It is not possible to invest directly in an index. The Fund’s performance reflects the reinvestment of dividends as well as the impact of transaction costs and the deduction of fees and expenses.

3 1.00 equals perfect correlation. This calculation is based on the daily price return of the index.

4 The S&P 500 Index is an unmanaged index that consists of the common stocks of 500 major U.S. corporations selected for their size and the frequency and ease with which their stocks trade.

The above information is not covered by the Report of Independent Auditors.

Pharmaceuticals UltraSector ProFund

The Pharmaceuticals UltraSector ProFund seeks daily investment results, before fees and expenses, that correspond to 150% of the daily performance of the Dow Jones U.S. Pharmaceuticals Index. For the year ended December 31, 2003, the Fund had a total return of 7.80%,1 compared to a return of 9.45%2 for the Index. For the year, the Fund achieved an average daily statistical correlation of over 0.99 to 150% of the daily performance of the Index.3

The Fund applies a mathematical approach to investing. In doing so it takes positions in securities and/or financial instruments that, in combination, should have similar daily return characteristics as 150% of the Index. The Dow Jones U.S. Pharmaceuticals Index measures the performance of the pharmaceuticals industry of the U.S. equity market. Component companies include the makers of prescription drugs such as birth control pills and vaccines, and over-the-counter drugs, such as aspirin and cold remedies, as well as companies engaged in contract drug research.

The performance of the Dow Jones U.S. Pharmaceuticals Index lagged the broad markets (as did the Fund) even as the pipeline for new drugs increased from the previous year. The sluggishness in the industry was due in part to weakness amongst brand-name drug makers. Of the ten highest weighted constituents of the Index at the beginning of the year, the top performer in terms of stock price return was Allergan Inc. (+33.30%) and the worst was Schering-Plough Corp (-21.67%). Since this Fund has an investment objective of seeking returns greater than 100% of the daily performance of the Index, the daily performance of the Index and the factors affecting the Index had a magnified effect on the Fund.

Value of a $10,000 Investment*

* The line graph represents historical performance of a hypothetical investment of $10,000 in the Pharmaceuticals UltraSector ProFund from June 28, 2000 to December 31, 2003, assuming the reinvestment of distributions.

Average Annual Total Return as of 12/31/031

	1 Year	3 Year	Since Inception (6/28/00)

Investor	7.80%	(20.64)%	(14.36)%

Service	7.02%	(21.29)%	(15.06)%

Dow Jones U.S. Pharmaceuticals Index	9.45%	(10.02)%	(5.17)%

S&P 500 Index	28.68%	(4.04)%	(5.95)%

1 Past performance does not guarantee future results. Return calculations assume the reinvestment of distributions and do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of the fund shares. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and net asset value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. During the period, certain fees were reduced. If such fee reductions had not occurred, the quoted performance would be lower. To obtain more current performance information, please visit www.profunds.com.

2 The listed indexes are price return indexes. The graph and table reflect the theoretical reinvestment of dividends in these indexes. The impact of transaction costs and the deduction of expenses associated with a mutual fund such as investment management and accounting fees are not reflected in the index calculations. It is not possible to invest directly in an index. The Fund’s performance reflects the reinvestment of dividends as well as the impact of transaction costs and the deduction of fees and expenses.

3 1.00 equals perfect correlation. This calculation is based on the daily price return of the index.

4 The S&P 500 Index is an unmanaged index that consists of the common stocks of 500 major U.S. corporations selected for their size and the frequency and ease with which their stocks trade.

The above information is not covered by the Report of Independent Auditors.

Precious Metals UltraSector ProFund

The Precious Metals UltraSector ProFund seeks daily investment results, before fees and expenses, that correspond to 150% of the daily performance of the Philadelphia Stock Exchange Gold & Silver Sector Index. For the year ended December 31, 2003, the Fund had a total return of 58.67%,1 compared to a return of 43.95%2 for the Index. For the year, the Fund achieved an average daily statistical correlation of over 0.99 to 150% of the daily performance of the Index.3

The Fund applies a mathematical approach to investing. In doing so it takes positions in securities and/or financial instruments that, in combination, should have similar daily return characteristics as 150% of the Index. The Philadelphia Stock Exchange Gold & Silver Sector Index measures the performance of the gold and silver mining industry of the global equity market. Component companies include companies involved in the mining and production of gold, silver, and other precious metals, precious stones, and pearls. The Index does not include producers of commemorative medals and coins that are made of these metals.

The year 2003 offered a wild ride for the Philadelphia Stock Exchange Gold and Silver Sector Index (and thus the Fund) as its performance outpaced many broad market equity indices including the S&P 500 Index, while it also exhibited volatility greater than even the NASDAQ-100 Index. The price of gold hit a multi-year high as it exceeded $400 per ounce. Gold producing and mining companies benefited from the higher prices and realized substantial earnings growth. Of the ten highest weighted constituents of the Index at the beginning of the year, the top performer in terms of stock price return was Freeport-McMoRan (+151.07%) and the worst was Agnico-Eagle Mines (-18.78%). Since this Fund has an investment objective of seeking returns greater than 100% of the daily performance of the Index, the daily performance of the Index had a magnified effect on the Fund.

Value of a $10,000 Investment*

* The line graph represents historical performance of a hypothetical investment of $10,000 in the Precious Metals UltraSector ProFund from June 3, 2002 to December 31, 2003, assuming the reinvestment of distributions.

Average Annual Total Return as of 12/31/031

	1 Year	Since Inception (6/3/02)

Investor	58.67%	12.50%

Service	57.17%	11.51%

Philadelphia Stock Exchange Gold and Silver Sector Index	43.95%	17.32%

S&P 500 Index	28.68%	6.22%

1 Past performance does not guarantee future results. Return calculations assume the reinvestment of distributions and do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and net asset value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. During the period, certain fees were reduced. If such fee reductions had not occurred, the quoted performance would be lower. To obtain more current performance information, please visit www.profunds.com.

2 The listed indexes are price return indexes. The graph and table reflect the theoretical reinvestment of dividends in these indexes. The impact of transaction costs and the deduction of expenses associated with a mutual fund such as investment management and accounting fees are not reflected in the index calculations. It is not possible to invest directly in an index. The Fund’s performance reflects the reinvestment of dividends as well as the impact of transaction costs and the deduction of fees and expenses.

3 1.00 equals perfect correlation. This calculation is based on the daily price return of the index.

4 The S&P 500 Index is an unmanaged index that consists of the common stocks of 500 major U.S. corporations selected for their size and the frequency and ease with which their stocks trade.

The above information is not covered by the Report of Independent Auditors.

Real Estate UltraSector ProFund

The Real Estate UltraSector ProFund seeks daily investment results, before fees and expenses, that correspond to 150% of the daily performance of the Dow Jones U.S. Real Estate Index. For the year ended December 31, 2003, the Fund had a total return of 49.87%,1 compared to a return of 36.89%2 for the Index. For the year, the Fund achieved an average daily statistical correlation of over 0.99 to 150% of the daily performance of the Index.3

The Fund applies a mathematical approach to investing. In doing so it takes positions in securities and/or financial instruments that, in combination, should have similar daily return characteristics as 150% of the Index. The Dow Jones U.S. Real Estate Index measures the performance of the real estate industry of the U.S. equity market. Component companies include those that invest directly in the sector; indirectly through development, management or ownership of shopping malls, apartment buildings and housing developments; and real estate investment trusts (“REITs”) that invest in apartments, office and retail properties. REITs are passive investment vehicles that invest primarily in income-producing real estate or real estate related loans or interests.

The Dow Jones U.S. Real Estate Index (and the Fund) benefited as the real estate market, REITs, and Real Estate management companies enjoyed strong performance in 2003. This was due in part to low interest rates, an increase in residential and commercial real estate loan volume, and a booming refinancing market. Of the ten highest weighted constituents of the Index at the beginning of the year, the top performer in terms of stock price return was Vornado Realty Trust (+47.18%) and the worst was Apartment Investment & Management Co. (-7.95%). Since this Fund has an investment objective of seeking returns greater than 100% of the daily performance of the Index, the daily performance of the Index had a magnified effect on the Fund.

Value of a $10,000 Investment*

* The line graph represents historical performance of a hypothetical investment of $10,000 in the Real Estate UltraSector ProFund from June 19, 2000 to December 31, 2003. assuming the reinvestment of distributions.

Average Annual Total Return as of 12/31/031

	1 Year	3 Year	Since Inception (6/19/00)

Investor	49.87%	15.07%	16.76%

Service	47.80%	13.83%	15.47%

Dow Jones U.S. Real Estate Index	36.89%	16.55%	17.63%

S&P 500 Index	28.68%	(4.04)%	(6.47)%

1 Past performance does not guarantee future results. Return calculations assume the reinvestment of distributions and do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and net asset value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. During the period, certain fees were reduced. If such fee reductions had not occurred, the quoted performance would be lower. To obtain more current performance information, please visit www.profunds.com.

2 The listed indexes are price return indexes. The graph and table reflect the theoretical reinvestment of dividends in these indexes. The impact of transaction costs and the deduction of expenses associated with a mutual fund such as investment management and accounting fees are not reflected in the index calculations. It is not possible to invest directly in an index. The Fund’s performance reflects the reinvestment of dividends as well as the impact of transaction costs and the deduction of fees and expenses.

3 1.00 equals perfect correlation. This calculation is based on the daily price return of the index.

4 The S&P 500 Index is an unmanaged index that consists of the common stocks of 500 major U.S. corporations selected for their size and the frequency and ease with which their stocks trade.

The above information is not covered by the Report of Independent Auditors.

Semiconductor UltraSector ProFund

The Semiconductor UltraSector ProFund seeks daily investment results, before fees and expenses, that correspond to 150% of the daily performance of the Dow Jones U.S. Semiconductor Index. For the year ended December 31, 2003, the Fund had a total return of 146.56%,1 compared to a return of 94.38%2 for the Index. For the year, the Fund achieved an average daily statistical correlation of over 0.99 to 150% of the daily performance of the Index.3

The Fund applies a mathematical approach to investing. In doing so it takes positions in securities and/or financial instruments that, in combination, should have similar daily return characteristics as 150% of the Index. The Dow Jones U.S. Semiconductor Index measures the performance of the semiconductor industry of the U.S. equity market. Component companies are engaged in the production of semiconductors and other integrated chips, as well as other related products such as circuit boards and motherboards.

The Dow Jones U.S. Semiconductor Index (and thus the Fund) benefited from an increase in worldwide sales of semiconductors. The Index was led by Intel’s 106% increase in stock price as the chip maker saw strong sales of its new Centrino Processor, which was designed to incorporate wireless communications into the personal computer. Of the ten highest weighted constituents of the Index at the beginning of the year, the top performer in terms of stock price return was Intel Corp. (+105.85%) and the worst was Microchip Technology Inc. (+36.48%). Since this Fund has an investment objective of seeking returns greater than 100% of the daily performance of the Index, the daily performance of the Index had a magnified effect on the Fund.

Value of a $10,000 Investment*

* The line graph represents historical performance of a hypothetical investment of $10,000 in the Semiconductor UltraSector ProFund from June 19, 2000 to December 31, 2003, assuming the reinvestment of distributions.

Average Annual Total Return as of 12/31/031

	1 Year	3 Year	Since Inception (6/19/00)

Investor	146.56%	(21.09)%	(42.27)%

Service	144.04%	(21.88)%	(42.87)%

Dow Jones U.S. Semiconductor Index	94.38%	(5.47)%	(22.01)%

S&P 500 Index	28.68%	(4.04)%	(6.47)%

1 Past performance does not guarantee future results. Return calculations assume the reinvestment of distributions and do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and net asset value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. During the period, certain fees were reduced. If such fee reductions had not occurred, the quoted performance would be lower. To obtain more current performance information, please visit www.profunds.com.

2 The listed indexes are price return indexes. The graph and table reflect the theoretical reinvestment of dividends in these indexes. The impact of transaction costs and the deduction of expenses associated with a mutual fund such as investment management and accounting fees are not reflected in the index calculations. It is not possible to invest directly in an index. The Fund’s performance reflects the reinvestment of dividends as well as the impact of transaction costs and the deduction of fees and expenses.

3 1.00 equals perfect correlation. This calculation is based on the daily price return of the index.

4 The S&P 500 Index is an unmanaged index that consists of the common stocks of 500 major U.S. corporations selected for their size and the frequency and ease with which their stocks trade.

The above information is not covered by the Report of Independent Auditors.

Technology UltraSector ProFund

The Technology UltraSector ProFund seeks daily investment results, before fees and expenses, that correspond to 150% of the daily performance of the Dow Jones U.S. Technology Sector Index. For the year ended December 31, 2003, the Fund had a total return of 71.32%,1 compared to a return of 51.04%2 for the Index. For the year, the Fund achieved an average daily statistical correlation of over 0.99 to 150% of the daily performance of the Index.3

The Fund applies a mathematical approach to investing. In doing so it takes positions in securities and/or financial instruments that, in combination, should have similar daily return characteristics as 150% of the Index. The Dow Jones U.S. Technology Sector Index measures the performance of the technology sector of the U.S. equity market. Component companies include those involved in computers and office equipment, software, communications technology, semiconductors, diversified technology services, and Internet services.

The Dow Jones U.S. Technology Sector Index (and thus the Fund) benefited from a stabilization of information technology spending and a rise of tech company valuations. Consumer electronics and global chip sales fared especially well, specifically within the growing market for digital and wireless devices. PC sales, led by notebook PC sales, also jumped in 2003. Of the ten highest weighted constituents of the Index at the beginning of the year, the top performer in terms of stock price return was Intel Corp. (+105.85%) and the worst was Microsoft Corp. (+5.88%). Since this Fund has an investment objective of seeking returns greater than 100% of the daily performance of the Index, the daily performance of the Index had a magnified effect on the Fund.

Value of a $10,000 Investment*

* The line graph represents historical performance of a hypothetical investment of $10,000 in the Technology UltraSector ProFund from June 19, 2000 to December 31, 2003, assuming the reinvestment of distributions.

Average Annual Total Return as of 12/31/031

	1 Year	3 Year	Since Inception (6/19/00)

Investor	71.32%	(29.05)%	(43.04)%

Service	69.94%	(29.46)%	(43.34)%

Dow Jones U.S. Technology Index	51.04%	(12.74)%	(24.04)%

S&P 500 Index	28.68%	(4.04)%	(6.47)%

1 Past performance does not guarantee future results. Return calculations assume the reinvestment of distributions and do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and net asset value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. During the period, certain fees were reduced. If such fee reductions had not occurred, the quoted performance would be lower. To obtain more current performance information, please visit www.profunds.com.

2 The listed indexes are price return indexes. The graph and table reflect the theoretical reinvestment of dividends in these indexes. The impact of transaction costs and the deduction of expenses associated with a mutual fund such as investment management and accounting fees are not reflected in the index calculations. It is not possible to invest directly in an index. The Fund’s performance reflects the reinvestment of dividends as well as the impact of transaction costs and the deduction of fees and expenses.

3 1.00 equals perfect correlation. This calculation is based on the daily price return of the index.

4 The S&P 500 Index is an unmanaged index that consists of the common stocks of 500 major U.S. corporations selected for their size and the frequency and ease with which their stocks trade.

The above information is not covered by the Report of Independent Auditors.

Telecommunications UltraSector ProFund

The Telecommunications UltraSector ProFund seeks daily investment results, before fees and expenses, that correspond to 150% of the daily performance of the Dow Jones U.S. Telecommunications Sector Index. For the year ended December 31, 2003, the Fund had a total return of 0.39%,1 compared to a return of 7.33%2 for the Index. For the year, the Fund achieved an average daily statistical correlation of over 0.99 to 150% of the daily performance of the Index.3

The Fund applies a mathematical approach to investing. In doing so it takes positions in securities and/or financial instruments that, in combination, should have similar daily return characteristics as 150% of the Index. The Dow Jones U.S. Telecommunications Sector Index measures the performance of the telecommunications economic sector of the U.S. equity market. Component companies include fixed-line communications and wireless communications companies.

The Dow Jones U.S. Telecommunications Sector Index (and thus the Fund) experienced a difficult start, declining approximately 25% by mid-March. The sector staged a turnaround to finish the year on the positive side in part due to positive economic news and optimistic earnings announcements. Telecommunications equipment companies, which had suffered acutely from the burst of the technology bubble, led the post-March rally as demand increased. Of the ten highest weighted constituents of the Index at the beginning of the year, the top performer in terms of stock price return was Nextel Communications Inc (+142.94%) and the worst was AT&T Corp. (-22.25%). Since this Fund has an investment objective of seeking returns greater than 100% of the daily performance of the Index, the daily performance of the Index had a magnified effect on the Fund.

Value of a $10,000 Investment*

* The line graph represents historical performance of a hypothetical investment of $10,000 in the Telecommunications UltraSector ProFund from June 19, 2000 to December 31, 2003, assuming the reinvestment of distributions.

Average Annual Total Return as of 12/31/031

	1 Year	3 Year	Since Inception (6/19/00)

Investor	0.39%	(30.42)%	(39.23)%

Service	(0.33)%	(30.99)%	(39.74)%

Dow Jones U.S. Telecommunications Index	7.33%	(15.04)%	(22.49)%

S&P 500 Index	28.68%	(4.04)%	(6.47)%

1 Past performance does not guarantee future results. Return calculations assume the reinvestment of distributions and do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and net asset value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. During the period, certain fees were reduced. If such fee reductions had not occurred, the quoted performance would be lower. To obtain more current performance information, please visit www.profunds.com.

2 The listed indexes are price return indexes. The graph and table reflect the theoretical reinvestment of dividends in these indexes. The impact of transaction costs and the deduction of expenses associated with a mutual fund such as investment management and accounting fees are not reflected in the index calculations. It is not possible to invest directly in an index. The Fund’s performance reflects the reinvestment of dividends as well as the impact of transaction costs and the deduction of fees and expenses.

3 1.00 equals perfect correlation. This calculation is based on the daily price return of the index.

4 The S&P 500 Index is an unmanaged index that consists of the common stocks of 500 major U.S. corporations selected for their size and the frequency and ease with which their stocks trade.

The above information is not covered by the Report of Independent Auditors.

Utilities UltraSector ProFund

The Utilities UltraSector ProFund seeks daily investment results, before fees and expenses, that correspond to 150% of the daily performance of the Dow Jones U.S. Utilities Sector Index. For the year ended December 31, 2003, the Fund had a total return of 29.69%,1 compared to a return of 24.91%2 for the Index. For the year, the Fund achieved an average daily statistical correlation of over 0.99 to 150% of the daily performance of the Index.3

The Fund applies a mathematical approach to investing. In doing so it takes positions in securities and/or financial instruments that, in combination, should have similar daily return characteristics as 150% of the Index. The Dow Jones U.S. Utilities Sector Index measures the performance of the utilities economic sector of the U.S. equity market. Component companies include electric utilities, gas utilities, and water utilities.

The Dow Jones U.S. Utilities Sector Index (and thus the Fund) responded well during the later part of the year following the official end of the war in Iraq as uncertainties regarding the region dissipated. There was a general increase in demand for power as a result of a higher demand for industrial production. The sector also began to recover from scandals surrounding companies within the sector during the previous year. Of the ten highest weighted constituents of the Index at the beginning of the year, the top performer in terms of stock price return was Exelon Corp. (+25.75%) and the worst was Consolidated Edison Inc. (+0.44%). Since this Fund has an investment objective of seeking returns greater than 100% of the daily performance of the Index, the daily performance of the Index had a magnified effect on the Fund.

Value of a $10,000 Investment*

* The line graph represents historical performance of a hypothetical investment of $10,000 in the Utilities UltraSector ProFund from July 26, 2000 to December 31, 2003, assuming the reinvestment of distributions.

Average Annual Total Return as of 12/31/031

	1 Year	3 Year	Since Inception (7/26/00)

Investor	29.69%	(22.33)%	(11.46)%

Service	28.38%	(23.00)%	(12.21)%

Dow Jones U.S. Utilities Index	24.91%	(10.08)%	(1.78)%

S&P 500 Index	28.68%	(4.04)%	(6.05)%

1 Past performance does not guarantee future results. Return calculations assume the reinvestment of distributions and do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and net asset value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. During the period, certain fees were reduced. If such fee reductions had not occurred, the quoted performance would be lower. To obtain more current performance information, please visit www.profunds.com.

2 The listed indexes are price return indexes. The graph and table reflect the theoretical reinvestment of dividends in these indexes. The impact of transaction costs and the deduction of expenses associated with a mutual fund such as investment management and accounting fees are not reflected in the index calculations. It is not possible to invest directly in an index. The Fund’s performance reflects the reinvestment of dividends as well as the impact of transaction costs and the deduction of fees and expenses.

3 1.00 equals perfect correlation. This calculation is based on the daily price return of the index.

4 The S&P 500 Index is an unmanaged index that consists of the common stocks of 500 major U.S. corporations selected for their size and the frequency and ease with which their stocks trade.

The above information is not covered by the Report of Independent Auditors.

Wireless Communications UltraSector ProFund

The Wireless Communications UltraSector ProFund seeks daily investment results, before fees and expenses, that correspond to 150% of the daily performance of the Dow Jones U.S. Wireless Communications Sector Index. For the year ended December 31, 2003, the Fund had a total return of 65.60%,1 compared to a return of 50.20%2 for the Index. For the year, the Fund achieved an average daily statistical correlation of over 0.99 to 150% of the daily performance of the Index.3

The Fund applies a mathematical approach to investing. In doing so it takes positions in securities and/or financial instruments that, in combination, should have similar daily return characteristics as 150% of the Index. The Dow Jones U.S. Wireless Communications Index measures the performance of the wireless communications sector of the U.S. equity market. Component companies include the providers of mobile telephone services, including cellular telephone systems, and paging and wireless services.

The Dow Jones Wireless Communications Index thrived in 2003 as price competition eased for carriers while demand increased, due in part to the popularity of family share plans. Compared to the broader telecommunications industry, the market subsector of wireless stocks did very well largely due to an increase in subscriber growth. The global wireless industry grew as well, with increased growth and demand in China. Of the ten highest weighted constituents of the Index at the beginning of the year, the top performer in terms of stock price return was Western Wireless Corp. (+246.42%) and the worst was Alltel Corp. (-8.67%). Since this Fund has an investment objective of seeking returns greater than 100% of the daily performance of the Index, the daily performance of the Index had a magnified effect on the Fund.

Value of a $10,000 Investment*

* The line graph represents historical performance of a hypothetical investment of $10,000 in the Wireless Communications UltraSector ProFund from June 19, 2000 to December 31, 2003, assuming the reinvestment of distributions.

Average Annual Total Return as of 12/31/031

	1 Year	3 Year	Since Inception (6/19/00)

Investor	65.60%	(42.54)%	(56.18)%

Service	62.95%	(43.25)%	(56.70)%

Dow Jones U.S. Wireless Communications Index	50.20%	(22.14)%	(35.80)%

S&P 500 Index	28.68%	(4.04)%	(6.47)%

1 Past performance does not guarantee future results. Return calculations assume the reinvestment of distributions and do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and net asset value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. During the period, certain fees were reduced. If such fee reductions had not occurred, the quoted performance would be lower. To obtain more current performance information, please visit www.profunds.com.

2 The listed indexes are price return indexes. The graph and table reflect the theoretical reinvestment of dividends in these indexes. The impact of transaction costs and the deduction of expenses associated with a mutual fund such as investment management and accounting fees are not reflected in the index calculations. It is not possible to invest directly in an index. The Fund’s performance reflects the reinvestment of dividends as well as the impact of transaction costs and the deduction of fees and expenses.

3 1.00 equals perfect correlation. This calculation is based on the daily price return of the index.

4 The S&P 500 Index is an unmanaged index that consists of the common stocks of 500 major U.S. corporations selected for their size and the frequency and ease with which their stocks trade.

The above information is not covered by the Report of Independent Auditors.

U.S. Government Plus ProFund

The U.S. Government Plus ProFund seeks daily investment results, before fees and expenses, that correspond to one and one-quarter times the daily price movement of the most recently issued 30-year U.S. Treasury Bond (“Long Bond”). For the year ended December 31, 2003, the Fund had a total return of -3.13%,1 compared to a return of 0.77%2 for the Long Bond. For the year, the Fund achieved an average daily statistical correlation of over 0.99 to 125% of the daily price movement of the Long Bond.3

The Fund applies a mathematical approach to investing. In doing so it takes positions in debt instruments and/or financial instruments that, in combination, should have similar daily return characteristics as one and one-quarter times the daily price movement of the Long Bond. The Long Bond is the longest term outstanding 30-year bond issued by the U.S. Treasury. As of December 31, 2003 the most recent Long Bond to be issued carried a maturity date of February 15, 2031 and a 5.375% coupon.

The yield on the Long Bond increased from 4.78% as of December 31, 2002 to 5.07% as of December 31, 2003. This resulted in a price decline in the Long Bond that almost fully offset the yield component of the return, leaving the total return of the Long Bond just slightly in positive territory. The price of the Long Bond increased for most of the first half of the year, as the Federal Reserve suggested it would buy bonds to keep yields low in its effort to stimulate the economy and reduce any risks of deflation. This rally was interrupted by a very sharp decline over the mid-June to mid-August period, when market participants were disappointed by a smaller than expected cut in the Fed Funds rate at the June Fed meeting, and a subsequent spate of strong economic reports that continued throughout the summer. Since this Fund has an investment objective of seeking returns greater than 100% of the daily performance of the Index, the daily performance of the Index had a magnified effect on the Fund.

Value of a $10,000 Investment*

* The line graph represents historical performance of a hypothetical investment of $10,000 in the U.S. Government Plus ProFund from May 1, 2002 to December 31, 2003, assuming the reinvestment of distributions.

Average Annual Total Return as of 12/31/031

	1 Year	Since Inception (5/1/02)

Investor	(3.13)%	7.88%

Service	(4.17)%	6.70%

30-year U.S. Treasury Bond	0.77%	9.71%

Lehman Brothers U.S. Treasury: Long-Term Index	2.20%	9.40%

1 Past performance does not guarantee future results. Return calculations assume the reinvestment of distributions and do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and net asset value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. During the period, certain fees were reduced. If such fee reductions had not occurred, the quoted performance would be lower. To obtain more current performance information, please visit www.profunds.com.

2 The Long Bond reflects a yield component. It does not reflect the impact of transaction and financing costs, nor the deduction of expenses associated with a mutual fund such as investment management and accounting fees. The Fund’s performance reflects a yield component, the impact of transaction and financing costs and the deduction of fees and expenses.

3 1.00 equals perfect correlation. This calculation is based on the daily price return of the index.

4 The Lehman Brothers U.S. Treasury: Long-Term Index is an unmanaged index that consists of public obligations of the U.S. Treasury that have remaining maturities of ten years or more and at least $150 million par amount outstanding. This index is a total return index and reflects both price return and yield. It does not reflect the impact of transaction costs nor the deduction of expenses associated with a mutual fund such as investment management and accounting fees. It is not possible to invest directly into an index.

The above information is not covered by the Report of Independent Auditors.

Rising Rates Opportunity ProFund

The Rising Rates Opportunity ProFund seeks daily investment results, before fees and expenses, that correspond to one and one-quarter times the inverse of the daily price movement of the most recently issued 30-year U.S. Treasury Bond (“Long Bond”). For the year ended December 31, 2003, the Fund had a total return of -3.71%,1 compared to a price return of 0.77%2 for the most recently issued 30-year U.S. Treasury Bond. For the year, the Fund achieved an average daily statistical correlation of over 0.99 to 125% of the daily price movement of the Long Bond.3

The Fund applies a mathematical approach to investing. In doing so it takes positions in debt instruments and/or financial instruments that, in combination, should have similar daily return characteristics as one and one-quarter times the inverse of the daily price movement of the Long Bond. The Long Bond is the longest term outstanding bond issued by the U.S. Treasury. As of December 31, 2003 the most recent Long Bond to be issued carried a maturity date of February 15, 2031 and a 5.375% coupon.

The yield on the Long Bond increased from 4.78% as of December 31, 2002 to 5.07% as of December 31, 2003. This resulted in a price decline in the Long Bond that almost fully offset the yield component of the return, leaving the total return of the Long Bond just slightly in positive territory. The price of the Long Bond increased for most of the first half of the year, as the Federal Reserve suggested it would buy bonds to keep yields low in its effort to stimulate the economy and reduce any risks of deflation. This rally was interrupted by a very sharp decline over the mid-June to mid-August period, when market participants were disappointed with a smaller than expected cut in the Fed Funds rate at the June Fed meeting, and a subsequent spate of strong economic reports that continued throughout the summer. Low short-term interest and combined with a proportionally large spread between short and long-term rates negatively impacted Fund performance. Since this Fund is designed to have inverse (negative) daily correlation to the benchmark index, it was inversely affected by the daily performance of the Index and the factors affecting the Index. Additionally, since this Fund is leveraged the inverse effect was magnified.

Value of a $10,000 Investment*

* The line graph represents historical performance of a hypothetical investment of $10,000 in the Rising Rates Opportunity ProFund from May 1, 2002 to December 31, 2003, assuming the reinvestment of distributions.

Average Annual Total Return as of 12/31/031

	1 Year	Since Inception (5/1/02)

Investor	(3.71)%	(13.29)%

Service	(4.61)%	(13.90)%

30-year U.S. Treasury Bond	0.77%	9.71%

Lehman Brothers U.S. Treasury: Long-Term Index	2.20%	9.40%

1 Past performance does not guarantee future results. Return calculations assume the reinvestment of distributions and do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and net asset value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. During the period, certain fees were reduced. If such fee reductions had not occurred, the quoted performance would be lower. To obtain more current performance information, please visit www.profunds.com.

2 The Long Bond reflects a yield component. It does not reflect the impact of transaction and financing costs, nor the deduction of expenses associated with a mutual fund such a investment management and accounting fees. The Fund’s performance reflects a yield component, the impact of transaction and financing costs, and the deduction of fees and expenses. Since the Rising Rates Opportunity ProFund is an inverse fund, the yield of the Long Bond is effectively paid out, rather than received.

3 1.00 equals perfect correlation. This calculation is based on the daily price return of the index.

4 The Lehman Brothers U.S. Treasury: Long-Term Index is an unmanaged index that consists of public obligations of the U.S. Treasury that have remaining maturities of ten years or more and at least $150 million par amount outstanding. This index is a total return index and reflects both price return and yield. It does not reflect the impact of transaction costs nor the deduction of expenses associated with a mutual fund such as investment management and accounting fees. It is not possible to invest directly in an index.

The above information is not covered by the Report of Independent Auditors.

Money Market ProFund

The Money Market ProFund seeks, as its investment objective, a high level of current income consistent with liquidity and preservation of capital. For the year ended December 31, 2003, the Fund (Investor Class shares) had a total return of 0.31%.* The seven-day yield, as of December 31, 2003, was 0.40% for the investor class and 0.03% for the service class.

The assets of this Fund are invested in a $12.5 billion portfolio managed by Deutsche Asset Management, Inc. Its managers seek to maintain a stable net asset value of $1.00, although there is no assurance that they will be able to do so. An investment in this Fund is neither guaranteed nor insured by the FDIC or any other government agency. Although the Fund strives to maintain the value of your investment at $1.00 per share, it is possible to lose money by investing in this Fund.

* Past performance does not guarantee future results. Yield will vary and principal value may fluctuate so that the investor’s shares, when redeemed, may be worth more or less than the original cost. During the period, certain fees were reduced. If such fee reductions had not occurred, the quoted performance would be lower.

The above information is not covered by the Report of Independent Auditors.

PROFUNDS Bull ProFund	Schedule of Portfolio Investments December 31, 2003

Common Stocks (92.5%)

	Shares	Value
3M Co.	9,750	$829,042
Abbott Laboratories	19,500	908,700
ACE, Ltd.	3,445	142,692
ADC Telecommunications, Inc.*	10,010	29,730
Adobe Systems, Inc.	2,925	114,953
Advanced Micro Devices, Inc.*	4,355	64,890
AES Corp.*	7,735	73,018
Aetna, Inc.	1,885	127,388
AFLAC, Inc.	6,370	230,467
Agilent Technologies, Inc.*	5,915	172,956
Air Products & Chemicals, Inc.	2,860	151,094
Alberto-Culver Co.—Class B	715	45,102
Albertson’s, Inc.	4,550	103,058
Alcoa, Inc.	10,790	410,020
Allegheny Energy, Inc.*	1,560	19,906
Allegheny Technologies, Inc.	975	12,890
Allergan, Inc.	1,625	124,816
Allied Waste Industries, Inc.*	2,600	36,088
Allstate Corp.	8,775	377,500
Alltel Corp.	3,900	181,662
Altera Corp.*	4,745	107,712
Altria Group, Inc.	25,285	1,376,010
Ambac Financial Group, Inc.	1,300	90,207
Amerada Hess Corp.	1,105	58,753
Ameren Corp.	2,015	92,690
American Electric Power, Inc.	4,940	150,719
American Express Co.	16,055	774,333
American Greetings Corp.—Class A*	845	18,480
American International Group, Inc.	32,500	2,154,099
American Power Conversion Corp.	2,470	60,392
American Standard Cos.*	910	91,637
AmerisourceBergen Corp.	1,365	76,645
Amgen, Inc.*	16,055	992,199
AmSouth Bancorp	4,355	106,698
Anadarko Petroleum Corp.	3,120	159,151
Analog Devices, Inc.	4,550	207,708
Andrew Corp.*	1,885	21,696
Anheuser-Busch Companies, Inc.	10,140	534,175
Anthem, Inc.*	1,755	131,625
AON Corp.	3,900	93,366
Apache Corp.	2,015	163,417
Apartment Investment & Management Co. —Class A	1,170	40,365
Apollo Group, Inc.—Class A*	2,210	150,280
Apple Computer, Inc.*	4,485	95,844
Applera Corp.—Applied Biosystems Group	2,600	53,846
Applied Materials, Inc.*	20,735	465,501
Applied Micro Circuits Corp.*	3,835	22,933
Archer-Daniels-Midland Co.	8,060	122,673
Ashland, Inc.	845	37,231
AT&T Corp.	9,815	199,245
AT&T Wireless Services, Inc.*	33,800	270,062
Autodesk, Inc.	1,365	33,552
Automatic Data Processing, Inc.	7,410	293,510
AutoNation, Inc.*	3,445	63,285
AutoZone, Inc.*	1,105	94,157
Avaya, Inc.*	5,200	67,288
Avery Dennison Corp.	1,365	76,467
Avon Products, Inc.	2,925	197,408

Common Stocks, continued

	Shares	Value
Baker Hughes, Inc.	4,160	$133,786
Ball Corp.	715	42,593
Bank of America Corp.	18,525	1,489,965
Bank of New York Company, Inc.	9,620	318,614
Bank One Corp.	13,910	634,157
Bard (C.R.), Inc.	650	52,813
Bausch & Lomb, Inc.	650	33,735
Baxter International, Inc.	7,605	232,105
BB&T Corp.	6,825	263,718
Bear Stearns Cos., Inc.	1,235	98,738
Becton, Dickinson & Co.	3,185	131,031
Bed Bath & Beyond, Inc.*	3,705	160,612
BellSouth Corp.	23,010	651,183
Bemis Company, Inc.	650	32,500
Best Buy Co., Inc.	4,030	210,527
Big Lots, Inc.*	1,430	20,320
Biogen Idec, Inc.*	4,111	151,203
Biomet, Inc.	3,185	115,966
BJ Services Co.*	1,950	70,005
Black & Decker Corp.	975	48,086
Block H & R, Inc.	2,210	122,368
BMC Software, Inc.*	2,795	52,127
Boeing Co.	10,465	440,995
Boise Cascade Corp.	1,105	36,310
Boston Scientific Corp.*	10,205	375,136
Bristol-Myers Squibb Co.	24,180	691,548
Broadcom Corp.—Class A*	3,770	128,519
Brown-Forman Corp.	780	72,891
Brunswick Corp.	1,170	37,241
Burlington Northern Santa Fe Corp.	4,615	149,295
Burlington Resources, Inc.	2,470	136,789
Calpine Corp.*	5,135	24,699
Campbell Soup Co.	5,135	137,618
Capital One Financial Corp.	2,860	175,289
Cardinal Health, Inc.	5,395	329,958
Carnival Corp.	7,865	312,477
Caterpillar, Inc.	4,355	361,552
Cendant Corp.	12,610	280,824
CenterPoint Energy, Inc.	3,835	37,161
Centex Corp.	780	83,967
CenturyTel, Inc.	1,820	59,368
Charter One Financial, Inc.	2,795	96,567
ChevronTexaco Corp.	13,325	1,151,146
Chiron Corp.*	2,340	133,357
Chubb Corp.	2,340	159,354
CIENA Corp.*	5,915	39,276
CIGNA Corp.	1,755	100,913
Cincinnati Financial Corp.	2,015	84,388
Cinergy Corp.	2,210	85,770
Cintas Corp.	2,145	107,529
Circuit City Stores, Inc.	2,600	26,338
Cisco Systems, Inc.*	85,995	2,088,818
Citigroup, Inc.	64,285	3,120,394
Citizens Communications Co.*	3,575	44,402
Citrix Systems, Inc.*	2,015	42,738
Clear Channel Communications, Inc.	7,670	359,186
Clorox Co.	2,600	126,256
CMS Energy Corp.*	2,015	17,168
Coca-Cola Co.	30,550	1,550,412
Coca-Cola Enterprises, Inc.	5,655	123,675

See accompanying notes to the financial statements.

1

PROFUNDS Bull ProFund	Schedule of Portfolio Investments December 31, 2003

Common Stocks, continued

	Shares	Value
Colgate-Palmolive Co.	6,695	$335,085
Comcast Corp.—Special Class A*	28,015	920,853
Comerica, Inc.	2,210	123,893
Computer Associates International, Inc.	7,215	197,258
Computer Sciences Corp.*	2,340	103,498
Compuware Corp.*	4,810	29,052
Comverse Technology, Inc.*	2,405	42,304
ConAgra Foods, Inc.	6,695	176,681
Concord EFS, Inc.*	5,785	85,849
ConocoPhillips	8,450	554,067
Consolidated Edison, Inc.	2,795	120,213
Constellation Energy Group, Inc.	2,080	81,453
Convergys Corp.*	1,755	30,642
Cooper Industries, Ltd.—Class A	1,170	67,778
Cooper Tire & Rubber Co.	910	19,456
Coors (Adolph) Co.—Class B	455	25,526
Corning, Inc.*	16,575	172,877
Costco Wholesale Corp.*	5,720	212,670
Countrywide Credit Industries, Inc.	2,316	175,669
Crane Co.	715	21,979
CSX Corp.	2,665	95,780
Cummins, Inc.	520	25,449
CVS Corp.	4,940	178,433
Dana Corp.	1,820	33,397
Danaher Corp.	1,885	172,949
Darden Restaurants, Inc.	2,080	43,763
Deere & Co.	2,990	194,500
Dell, Inc.*	31,915	1,083,833
Delphi Automotive Systems Corp.	6,955	71,011
Delta Air Lines, Inc.	1,560	18,424
Deluxe Corp.	650	26,865
Devon Energy Corp.	2,925	167,486
Dillard’s, Inc.—Class A	1,040	17,118
Dollar General Corp.	4,225	88,683
Dominion Resources, Inc.	4,030	257,235
Donnelley (R.R.) & Sons Co.	1,430	43,115
Dover Corp.	2,535	100,766
Dow Chemical Co.	11,440	475,561
Dow Jones & Company, Inc.	1,040	51,844
DTE Energy Co.	2,080	81,952
Du Pont (E.I.) de Nemours	12,415	569,724
Duke Energy Corp.	11,310	231,290
Dynegy, Inc.—Class A*	4,680	20,030
Eastman Chemical Co.	975	38,542
Eastman Kodak Co.	3,575	91,770
Eaton Corp.	975	105,281
eBay, Inc.*	8,060	520,595
Ecolab, Inc.	3,185	87,173
Edison International*	4,030	88,378
El Paso Corp.	7,605	62,285
Electronic Arts, Inc.*	3,705	177,025
Electronic Data Systems Corp.	5,980	146,749
Eli Lilly & Co.	13,975	982,862
EMC Corp.*	29,965	387,148
Emerson Electric Co.	5,265	340,908
Engelhard Corp.	1,560	46,722
Entergy Corp.	2,860	163,392
EOG Resources, Inc.	1,430	66,023
Equifax, Inc.	1,755	42,998
Equity Office Properties Trust	5,005	143,393

Common Stocks, continued

	Shares	Value
Equity Residential Properties Trust	3,445	$101,662
Exelon Corp.	4,095	271,744
Express Scripts, Inc.—Class A*	975	64,769
Exxon Mobil Corp.	82,355	3,376,554
Family Dollar Stores, Inc.	2,145	76,963
Fannie Mae	12,090	907,475
Federated Department Stores, Inc.	2,275	107,221
Federated Investors, Inc.—Class B	1,365	40,076
FedEx Corp.	3,705	250,088
Fifth Third Bancorp	7,085	418,724
First Data Corp.	9,100	373,919
First Tennessee National Corp.	1,560	68,796
FirstEnergy Corp.	4,095	144,144
Fiserv, Inc.*	2,405	95,022
Fleet Boston Financial Corp.	13,130	573,125
Fluor Corp.	1,040	41,226
Ford Motor Co.	22,815	365,040
Forest Laboratories, Inc.*	4,550	281,190
Fortune Brands, Inc.	1,820	130,112
FPL Group, Inc.	2,275	148,831
Franklin Resources, Inc.	3,120	162,427
Freddie Mac	8,645	504,176
Freeport-McMoRan Copper & Gold, Inc. —Class B	2,145	90,369
Gannett Co., Inc.	3,380	301,361
Gap, Inc.	11,180	259,488
Gateway, Inc.*	4,030	18,538
General Dynamics Corp.	2,470	223,263
General Electric Co.	125,060	3,874,358
General Mills, Inc.	4,680	212,004
General Motors Corp.	6,955	371,397
Genuine Parts Co.	2,145	71,214
Genzyme Corp.—General Division*	2,795	137,905
Georgia Pacific Corp.	3,185	97,684
Gillette Co.	12,610	463,165
Golden West Financial Corp.	1,885	194,513
Goodrich Corp.	1,495	44,387
Goodyear Tire & Rubber Co.*	2,210	17,371
Grainger (W.W.), Inc.	1,105	52,366
Great Lakes Chemical Corp.	650	17,674
Guidant Corp.	3,770	226,954
Halliburton Co.	5,460	141,960
Harley-Davidson, Inc.	3,770	179,188
Harrah’s Entertainment, Inc.	1,365	67,936
Hartford Financial Services Group, Inc.	3,510	207,195
Hasbro, Inc.	2,145	45,646
HCA, Inc.	6,175	265,278
Health Management Associates, Inc. —Class A	2,990	71,760
Heinz (H.J.) Co.	4,355	158,653
Hercules, Inc.*	1,365	16,653
Hershey Foods Corp.	1,625	125,109
Hewlett-Packard Co.	37,960	871,941
Hilton Hotels Corp.	4,745	81,282
Home Depot, Inc.	28,340	1,005,786
Honeywell International, Inc.	10,725	358,537
Humana, Inc.*	2,015	46,043
Huntington Bancshares, Inc.	2,860	64,350
Illinois Tool Works, Inc.	3,835	321,795
IMS Health, Inc.	2,990	74,331

See accompanying notes to the financial statements.

2

PROFUNDS Bull ProFund	Schedule of Portfolio Investments December 31, 2003

Common Stocks, continued

	Shares	Value
Ingersoll-Rand Co.—Class A	2,145	$145,603
Intel Corp.	81,380	2,620,436
International Business Machines Corp.	21,450	1,987,987
International Flavors & Fragrances, Inc.	1,170	40,856
International Game Technology	4,290	153,153
International Paper Co.	5,980	257,797
Interpublic Group of Companies, Inc.*	5,135	80,106
Intuit, Inc.*	2,470	130,688
ITT Industries, Inc.	1,170	86,826
J.P. Morgan Chase & Co.	25,415	933,493
Jabil Circuit, Inc.*	2,470	69,901
Janus Capital Group, Inc.	2,990	49,066
JDS Uniphase Corp.*	17,875	65,244
Jefferson-Pilot Corp.	1,755	88,891
John Hancock Financial Services, Inc.	3,575	134,063
Johnson & Johnson	36,985	1,910,644
Johnson Controls, Inc.	1,105	128,312
Jones Apparel Group, Inc.	1,560	54,959
KB Home	585	42,424
Kellogg Co.	5,070	193,066
Kerr-McGee Corp.	1,235	57,415
KeyCorp	5,200	152,464
KeySpan Corp.	1,950	71,760
Kimberly-Clark Corp.	6,305	372,562
Kinder Morgan, Inc.	1,560	92,196
King Pharmaceuticals, Inc.*	2,990	45,627
KLA-Tencor Corp.*	2,405	141,101
Knight Ridder, Inc.	975	75,436
Kohls Corp.*	4,225	189,872
Kroger Co.*	9,295	172,050
Leggett & Platt, Inc.	2,405	52,020
Lexmark International Group, Inc.*	1,625	127,790
Limited, Inc.	6,435	116,023
Lincoln National Corp.	2,210	89,218
Linear Technology Corp.	3,900	164,073
Liz Claiborne, Inc.	1,365	48,403
Lockheed Martin Corp.	5,590	287,326
Loews Corp.	2,340	115,713
Louisiana-Pacific Corp.*	1,300	23,244
Lowe’s Cos., Inc.	9,815	543,652
LSI Logic Corp.*	4,745	42,088
Lucent Technologies, Inc.*	52,260	148,418
Manor Care, Inc.	1,105	38,200
Marathon Oil Corp.	3,835	126,900
Marriott International, Inc.—Class A	2,860	132,132
Marsh & McLennan Companies, Inc.	6,630	317,511
Marshall & Ilsley Corp.	2,795	106,909
Masco Corp.	5,785	158,567
Mattel, Inc.	5,330	102,709
Maxim Integrated Products, Inc.	4,095	203,931
May Department Stores Co.	3,575	103,925
Maytag Corp.	975	27,154
MBIA, Inc.	1,820	107,799
MBNA Corp.	15,925	395,736
McCormick & Co., Inc.	1,755	52,826
McDonald’s Corp.	15,795	392,190
McGraw-Hill Companies, Inc.	2,405	168,158
McKesson Corp.	3,640	117,062
MeadWestvaco Corp.	2,470	73,483
Medco Health Solutions, Inc.*	3,380	114,886

Common Stocks, continued

	Shares	Value
MedImmune, Inc.*	3,055	$77,597
Medtronic, Inc.	15,080	733,038
Mellon Financial Corp.	5,330	171,146
Merck & Co., Inc.	27,690	1,279,278
Mercury Interactive Corp.*	1,105	53,747
Meredith Corp.	650	31,727
Merrill Lynch & Co., Inc.	3,168	185,803
MetLife, Inc.	9,490	319,527
MGIC Investment Corp.	1,235	70,321
Micron Technology, Inc.*	7,605	102,439
Microsoft Corp.	134,680	3,709,087
Millipore Corp.*	585	25,184
Molex, Inc.	2,340	81,643
Monsanto Co.	3,250	93,535
Monster Worldwide, Inc.*	1,430	31,403
Moody’s Corp.	1,885	114,137
Morgan Stanley Dean Witter & Co.	13,520	782,402
Motorola, Inc.	28,990	407,889
Nabors Industries, Ltd.*	1,820	75,530
National City Corp.	7,605	258,114
National Semiconductor Corp.*	2,340	92,219
Navistar International Corp.*	845	40,467
NCR Corp.*	1,170	45,396
Network Appliance, Inc.*	4,290	88,074
New York Times Co.—Class A	1,885	90,084
Newell Rubbermaid, Inc.	3,445	78,443
Newmont Mining Corp.	5,395	262,251
Nextel Communications, Inc.—Class A*	13,715	384,843
NICOR, Inc.	520	17,701
Nike, Inc.—Class B	3,250	222,494
NiSource, Inc.	3,250	71,305
Noble Corp.*	1,690	60,468
Nordstrom, Inc.	1,690	57,967
Norfolk Southern Corp.	4,875	115,294
North Fork Bancorp, Inc.	1,885	76,286
Northern Trust Corp.	2,730	126,727
Northrop Grumman Corp.	2,275	217,490
Novell, Inc.*	4,680	49,234
Novellus Systems, Inc.*	1,885	79,264
Nucor Corp.	975	54,600
NVIDIA Corp.*	2,015	46,849
Occidental Petroleum Corp.	4,810	203,174
Office Depot, Inc.*	3,900	65,169
Omnicom Group	2,340	204,352
Oracle Corp.*	65,130	859,716
PACCAR, Inc.	1,430	121,722
Pactiv Corp.*	1,950	46,605
Pall Corp.	1,560	41,855
Parametric Technology Corp.*	3,315	13,061
Parker Hannifin Corp.	1,495	88,953
Paychex, Inc.	4,680	174,096
Penney (J.C.) Co.	3,380	88,826
Peoples Energy Corp.	455	19,128
PeopleSoft, Inc.*	4,680	106,704
PepsiCo, Inc.	21,385	996,969
PerkinElmer, Inc.	1,560	26,629
Pfizer, Inc.	95,095	3,359,706
PG&E Corp.*	5,135	142,599
Phelps Dodge Corp.*	1,105	84,079
Pinnacle West Capital Corp.	1,105	44,222

See accompanying notes to the financial statements.

3

PROFUNDS Bull ProFund	Schedule of Portfolio Investments December 31, 2003

Common Stocks, continued

	Shares	Value
Pitney Bowes, Inc.	2,925	$118,814
Plum Creek Timber Company, Inc.	2,275	69,274
PMC-Sierra, Inc.*	2,145	43,222
PNC Financial Services Group	3,445	188,545
Power-One, Inc.*	1,040	11,263
PPG Industries, Inc.	2,145	137,323
PPL Corp.	2,210	96,688
Praxair, Inc.	4,030	153,946
Principal Financial Group, Inc.	4,030	133,272
Procter & Gamble Co.	16,185	1,616,559
Progress Energy, Inc.	3,055	138,269
Progress Energy, Inc.—CVO	189	0
Progressive Corp.	2,665	222,767
Prologis Trust	2,210	70,919
Providian Financial Corp.*	3,640	42,370
Prudential Financial, Inc.	6,760	282,365
Public Service Enterprise Group, Inc.	2,925	128,115
Pulte Homes, Inc.	780	73,024
QLogic Corp.*	1,170	60,372
Qualcomm, Inc.	9,945	536,334
Quest Diagnostics, Inc.*	1,300	95,043
Qwest Communications International, Inc.*	22,035	95,191
R.J. Reynolds Tobacco Holdings	1,040	60,476
RadioShack Corp.	2,015	61,820
Raytheon Co.	5,200	156,208
Reebok International, Ltd.	715	28,114
Regions Financial Corp.	2,795	103,974
Robert Half International, Inc.*	2,145	50,064
Rockwell Collins, Inc.	2,210	66,366
Rockwell International Corp.	2,340	83,304
Rohm & Haas Co.	2,795	119,374
Rowan Companies, Inc.*	1,170	27,109
Ryder System, Inc.	780	26,637
Sabre Holdings Corp.	1,755	37,890
SAFECO Corp.	1,755	68,322
Safeway, Inc.*	5,525	121,053
Sanmina-SCI Corp.*	6,435	81,145
Sara Lee Corp.	9,815	213,083
SBC Communications, Inc.	41,210	1,074,345
Schering-Plough Corp.	18,330	318,759
Schlumberger, Ltd.	7,280	398,361
Schwab (Charles) Corp.	16,900	200,096
Scientific-Atlanta, Inc.	1,885	51,461
Seagate Technology, Inc.*(a)	405	0
Sealed Air Corp.*	1,040	56,305
Sears, Roebuck & Co.	3,185	144,886
Sempra Energy	2,795	84,018
Sherwin-Williams Co.	1,820	63,227
Siebel Systems, Inc.*	6,175	85,647
Sigma-Aldrich Corp.	845	48,317
Simon Property Group, Inc.	2,405	111,448
SLM Corp.	5,590	210,631
Snap-on, Inc.	715	23,052
Solectron Corp.*	10,400	61,464
Southern Co.	9,100	275,274
SouthTrust Corp.	4,160	136,157
Southwest Airlines Co.	9,815	158,414
Sprint Corp. (FON Group)	11,245	184,643
Sprint Corp. (PCS Group)*	12,870	72,329
St. Jude Medical, Inc.*	2,145	131,596

Common Stocks, continued

	Shares	Value
St. Paul Companies, Inc.	2,860	$113,399
Stanley Works	1,040	39,385
Staples, Inc.*	6,175	168,578
Starbucks Corp.*	4,875	161,168
Starwood Hotels & Resorts Worldwide, Inc.	2,535	91,184
State Street Corp.	4,160	216,653
Stryker Corp.	2,470	209,975
Sun Microsystems, Inc.*	40,690	182,698
SunGard Data Systems, Inc.*	3,575	99,063
Sunoco, Inc.	975	49,871
SunTrust Banks, Inc.	3,510	250,965
SuperValu, Inc.	1,690	48,317
Symantec Corp.*	3,835	132,883
Symbol Technologies, Inc.	2,860	48,305
Synovus Financial Corp.	3,770	109,028
Sysco Corp.	8,060	300,073
T. Rowe Price Group, Inc.	1,560	73,960
Target Corp.	11,375	436,800
TECO Energy, Inc.	2,340	33,719
Tektronix, Inc.	1,040	32,864
Tellabs, Inc.*	5,200	43,836
Temple-Inland, Inc.	650	40,736
Tenet Healthcare Corp.*	5,785	92,849
Teradyne, Inc.*	2,405	61,207
Texas Instruments, Inc.	21,580	634,020
Textron, Inc.	1,690	96,431
The Pepsi Bottling Group, Inc.	3,250	78,585
Thermo Electron Corp.*	2,015	50,778
Thomas & Betts Corp.	715	16,366
Tiffany & Co.	1,820	82,264
Time Warner, Inc.*	56,355	1,013,825
TJX Companies, Inc.	6,240	137,592
Torchmark Corp.	1,430	65,122
Toys R Us, Inc.*	2,665	33,686
Transocean Sedco Forex, Inc.*	3,965	95,200
Travelers Property Casualty Corp. —Class B	12,545	212,889
Tribune Co.	3,900	201,240
Tupperware Corp.	715	12,398
TXU Corp.	4,030	95,592
Tyco International, Ltd.	24,895	659,718
U.S. Bancorp	24,050	716,208
Union Pacific Corp.	3,185	221,294
Union Planters Corp.	2,340	73,687
Unisys Corp.*	4,095	60,811
United Parcel Service, Inc.—Class B	13,975	1,041,836
United States Steel Corp.	1,300	45,526
United Technologies Corp.	5,850	554,405
UnitedHealth Group, Inc.	7,280	423,551
Univision Communications, Inc.—Class A*	4,030	159,951
Unocal Corp.	3,250	119,698
UnumProvident Corp.	3,705	58,428
UST, Inc.	2,080	74,235
Veritas Software Corp.*	5,330	198,063
Verizon Communications, Inc.	34,385	1,206,225
VF Corp.	1,365	59,023
Viacom, Inc.—Class B	21,775	966,375
Visteon Corp.	1,625	16,916
Vulcan Materials Co.	1,235	58,749
Wachovia Corp.	16,510	769,200

See accompanying notes to the financial statements.

4

PROFUNDS Bull ProFund	Schedule of Portfolio Investments December 31, 2003

Common Stocks, continued

	Shares	Value
Wal-Mart Stores, Inc.	53,885	$2,858,598
Walgreen Co.	12,740	463,480
Walt Disney Co.	25,480	594,448
Washington Mutual, Inc.	11,180	448,542
Waste Management, Inc.	7,280	215,488
Waters Corp.*	1,495	49,574
Watson Pharmaceuticals, Inc.*	1,365	62,790
Wellpoint Health Networks, Inc.*	1,885	182,826
Wells Fargo & Co.	21,060	1,240,222
Wendy’s International, Inc.	1,430	56,113
Weyerhaeuser Co.	2,730	174,720
Whirlpool Corp.	845	61,389
Williams Companies, Inc.	6,435	63,192
Winn-Dixie Stores, Inc.	1,755	17,462
Worthington Industries, Inc.	1,105	19,923
Wrigley (WM.) JR Co.	2,795	157,107
Wyeth	16,575	703,609
Xcel Energy, Inc.	4,940	83,881
Xerox Corp.*	9,880	136,344
Xilinx, Inc.*	4,290	166,195
XL Capital, Ltd.—Class A	1,690	131,060
Yahoo!, Inc.*	8,190	369,942
YUM! Brands, Inc.*	3,640	125,216
Zimmer Holdings, Inc.*	2,990	210,496
Zions Bancorp	1,105	67,770

TOTAL COMMONS STOCKS (Cost $106,015,507)		126,742,246

U.S. Government Agency Obligations (7.6%)

	Principal Amount
Federal National Mortgage Association, 0.50%, 01/02/04	$10,340,000	10,339,856

TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS (Cost $10,339,856)		10,339,856

TOTAL INVESTMENT SECURITIES (Cost $116,355,363)—100.1%		137,082,102
Net other assets (liabilities)—(0.1)%		(159,794)

NET ASSETS—100.0%		$136,922,308

Futures Contracts Purchased

	Contracts	Unrealized Appreciation (Depreciation)
E-Mini S&P 500 Futures Contract expiring March 2004 (Underlying face amount at value $166,125)	3	$ 7,201
S&P 500 Futures Contract expiring March 2004 (Underlying face amount at value $10,244,375)	37	$199,533

*	Non-income producing security
(a)	Escrowed Security
CVO	Contingent Value Obligation

Bull ProFund invested, as a percentage of net assets, in the following industries, as of December 31, 2003:

Advertising	0.2%
Aerospace/Defense	1.5%
Agriculture	1.2%
Airlines	0.1%
Apparel	0.3%
Auto Manufacturers	0.7%
Auto Parts & Equipment	0.2%
Banks	6.4%
Beverages	2.5%
Biotechnology	1.1%
Building Materials	0.2%
Chemicals	1.5%
Commercial Services	0.9%
Computers	4.0%
Cosmetics/Personal Care	2.2%
Distribution/Wholesale	0.1%
Diversified Financial Services	6.5%
Electric	2.3%
Electrical Components & Equipment	0.4%
Electronics	0.5%
Entertainment	0.1%
Environmental Control	0.2%
Food	1.7%
Forest Products & Paper	0.6%
Gas	0.1%
Hand/Machine Tools	0.1%
Healthcare—Products	3.2%
Healthcare—Services	1.1%
Home Builders	0.1%
Home Furnishings	0.1%
Household Products/Wares	0.3%
Housewares	0.1%
Insurance	4.5%
Internet	0.8%
Iron/Steel	0.1%
Leisure Time	0.4%
Lodging	0.3%
Machinery—Diversified	0.3%
Machinery—Construction & Mining	0.3%
Media	3.6%
Mining	0.6%
Miscellaneous Manufacturing	5.0%
Office/Business Equipment	0.2%
Oil & Gas	4.9%
Oil & Gas Services	0.5%
Packaging & Containers	0.1%
Pharmaceuticals	6.8%
Pipelines	0.2%
Real Estate Investment Trust	0.3%
Retail	6.4%
Savings & Loans	0.5%
Semiconductors	4.0%
Software	4.7%
Telecommunications	5.9%
Textiles	0.1%
Toys/Games/Hobbies	0.1%
Transportation	1.4%
Other**	7.5%

**	Including debt securities, repurchase agreements, options purchased, and net other assets (liabilities).

See accompanying notes to the financial statements.

5

PROFUNDS Mid-Cap ProFund	Schedule of Portfolio Investments December 31, 2003

Common Stocks (71.1%)

	Shares	Value
3Com Corp.*	28,196	$230,361
99 Cents Only Stores*	5,194	141,433
Abercrombie & Fitch Co.—Class A*	8,162	201,683
Activision, Inc.*	6,678	121,540
Acxiom Corp.*	6,678	124,010
ADTRAN, Inc.	5,936	184,016
Advanced Fibre Communications, Inc.*	6,678	134,562
AdvancePCS*	7,420	390,737
Advent Software, Inc.*	2,968	51,732
Affiliated Computer Services, Inc.—Class A*	10,388	565,729
AGCO Corp.*	5,936	119,551
AGL Resources, Inc.	4,452	129,553
Airgas, Inc.	5,194	111,567
Alaska Air Group, Inc.*	2,226	60,748
Albemarle Corp.	2,968	88,951
Alexander & Baldwin, Inc.	2,968	99,992
ALLETE, Inc.	6,678	204,347
Alliant Energy Corp.	8,162	203,234
Allmerica Financial Corp.*	4,452	136,988
AMB Property Corp.	5,936	195,176
American Eagle Outfitters, Inc.*	5,936	97,350
American Financial Group, Inc.	5,194	137,433
AmeriCredit Corp.*	11,130	177,301
Amerus Group Co.	2,968	103,791
Ametek, Inc.	2,968	143,236
Apogent Technologies, Inc.*	7,420	170,957
Applebee’s International, Inc.	4,452	174,830
Apria Healthcare Group, Inc.*	4,452	126,748
Aquilla, Inc.*	14,840	50,308
Arch Coal, Inc.	4,452	138,769
Arrow Electronics, Inc.*	8,162	188,869
Arthur J. Gallagher & Co.	6,678	216,968
ArvinMeritor, Inc.	5,194	125,279
Ascential Software Corp.*	5,194	134,680
Associated Banc Corp.	5,936	253,170
Astoria Financial Corp.	6,678	248,422
Atmel Corp.*	37,100	222,971
Avnet, Inc.*	9,646	208,932
Avocent Corp.*	3,710	135,489
Bandag, Inc.	1,484	61,141
Bank of Hawaii Corp.	4,452	187,874
Banknorth Group, Inc.	12,614	410,333
Banta Corp.	2,226	90,153
Barnes & Noble, Inc.*	5,194	170,623
Barr Laboratories, Inc.*	5,194	399,678
Beckman Coulter, Inc.	5,194	264,011
Belo (A.H.) Corp.—Class A	8,904	252,339
BJ’s Wholesale Club, Inc.*	5,936	136,291
Black Hills Corp.	2,226	66,402
Blyth, Inc.	3,710	119,536
Bob Evans Farms, Inc.	2,968	96,341
Borders Group, Inc.*	6,678	146,382
BorgWarner, Inc.	2,226	189,366
Bowater, Inc.	4,452	206,171
Boyd Gaming Corp.	4,452	71,855
Brink’s Co.	4,452	100,660
Brinker International, Inc.*	7,420	246,047
Brown & Brown, Inc.	5,194	169,376
C.H. Robinson Worldwide, Inc.	6,678	253,163
Cabot Corp.	5,194	165,377

Common Stocks, continued

	Shares	Value
Cabot Microelectronics Corp.*	2,226	$109,074
Cadence Design Systems, Inc.*	20,034	360,211
Callaway Golf Co.	5,936	100,022
Career Education Corp.*	7,420	297,319
Carlisle Cos., Inc.	2,226	135,474
Carmax, Inc.*	8,904	275,401
Carpenter Technology Corp.	1,484	43,882
Catalina Marketing Corp.*	4,452	89,752
CBRL Group, Inc.	4,452	170,334
CDW Corp.	6,678	385,721
Ceridian Corp.*	11,872	248,600
Certegy, Inc.	5,194	170,363
Charles River Laboratories International, Inc.*	3,710	127,364
CheckFree Holdings Corp.*	5,936	164,130
Chico’s FAS, Inc.*	5,936	219,335
Choicepoint, Inc.*	6,678	254,365
Church & Dwight, Inc.	2,968	117,533
Cincinnati Bell, Inc.*	18,550	93,678
City National Corp.	3,710	230,465
Claire’s Stores, Inc.	7,420	139,793
CNF, Inc.	3,710	125,769
Coach, Inc.*	14,840	560,210
Colonial BancGroup, Inc.	9,646	167,069
Commerce Bancorp, Inc.	5,936	312,708
Commscope, Inc.*	5,194	84,818
Community Health Systems*	6,678	177,501
Compass Bancshares, Inc.	10,388	408,352
Constellation Brands, Inc.*	8,162	268,774
Cooper Cameron Corp.*	4,452	207,463
Copart, Inc.*	7,420	122,430
Corinthian Colleges, Inc.*	2,968	164,902
Covance, Inc.*	5,194	139,199
Coventry Health Care, Inc.*	5,194	334,961
Credence Systems Corp.*	4,452	58,588
Cree Research, Inc.*	5,936	105,008
Crompton Corp.	8,904	63,842
CSG Systems International, Inc.*	4,452	55,605
Cullen/Frost Bankers, Inc.	3,710	150,515
Cypress Semiconductor Corp.*	9,646	206,039
Cytec Industries, Inc.*	2,968	113,942
CYTYC Corp.*	9,646	132,729
D.R. Horton, Inc.	11,872	513,583
Dean Foods Co.*	11,872	390,232
DENTSPLY International, Inc.	5,936	268,129
DeVry, Inc.*	5,194	130,525
Dial Corp.	7,420	211,248
Diebold, Inc.	5,936	319,772
Dollar Tree Stores, Inc.*	8,904	267,654
Donaldson Co., Inc.	3,710	219,484
DPL, Inc.	10,388	216,901
DST Systems, Inc.*	9,646	402,817
Dun & Bradstreet Corp.*	5,936	301,016
Duquesne Light Holdings, Inc.	4,452	81,650
Dycom Industries, Inc.*	3,710	99,502
E*TRADE Group, Inc.*	28,196	356,679
Eaton Vance Corp.	5,194	190,308
Education Management Corp.*	5,936	184,253
Edwards (A.G.), Inc.	6,678	241,944
Edwards Lifesciences Corp.*	4,452	133,916

See accompanying notes to the financial statements.

6

PROFUNDS Mid-Cap ProFund	Schedule of Portfolio Investments December 31, 2003

Common Stocks, continued

	Shares	Value
EGL, Inc.*	3,710	$65,148
Emmis Communications Corp.*	4,452	120,427
Energizer Holdings, Inc.*	7,420	278,695
Energy East Corp.	8,904	199,450
Ensco International, Inc.	10,388	282,242
Entercom Communications Corp.*	3,710	196,482
Equitable Resources, Inc.	5,194	222,926
Everest Re Group, Ltd.	4,452	376,639
Expeditors International of Washington, Inc.	8,904	335,324
Express Scripts, Inc.—Class A*	6,678	443,620
Extended Stay America, Inc.	7,420	107,442
Fair, Isaac & Co., Inc.	3,710	182,384
Fairchild Semiconductor International, Inc.*	8,904	222,333
Fastenal Co.	5,936	296,444
Federal Signal Corp.	3,710	64,999
Ferro Corp.	2,968	80,759
Fidelity National Financial, Inc.	11,130	431,622
First American Financial Corp.	5,194	154,625
First Health Group Corp.*	8,162	158,833
FirstMerit Corp.	6,678	180,106
Flowserve Corp.*	4,452	92,958
FMC Corp.*	2,968	101,298
FMC Technologies, Inc.*	5,194	121,020
Forest Oil Corp.*	3,710	105,995
Furniture Brands International, Inc.	4,452	130,577
Gartner Group, Inc.*	10,388	117,488
GATX Corp.	3,710	103,806
Gentex Corp.	5,936	262,134
Gilead Sciences, Inc.*	15,582	905,938
Glatfelter (P.H.) Co.	3,710	46,190
Graco, Inc.	3,710	148,771
Granite Construction, Inc.	2,968	69,718
Grant Prideco, Inc.*	9,646	125,591
Great Plains Energy, Inc.	5,194	165,273
Greater Bay Bancorp	3,710	105,661
GreenPoint Financial Corp.	11,130	393,112
GTECH Holdings Corp.	4,452	220,330
Hanover Compressor Co.*	5,194	57,913
Harris Corp.	5,194	197,112
Harsco Corp.	2,968	130,058
Harte-Hanks, Inc.	11,130	242,078
Hawaiian Electric Industries, Inc.	2,968	140,594
HCC Insurance Holdings, Inc.	5,194	165,169
Health Net, Inc.*	8,904	291,161
Helmerich & Payne, Inc.	3,710	103,620
Henry (Jack) & Associates, Inc.	7,420	152,704
Henry Schein, Inc.*	3,710	250,722
Herman Miller, Inc.	5,936	144,067
Hibernia Corp.	12,614	296,555
Highwoods Properties, Inc.	4,452	113,081
Hillenbrand Industries, Inc.	5,194	322,340
HON Industries, Inc.	4,452	192,860
Horace Mann Educators Corp.	2,968	41,463
Hormel Foods Corp.	11,130	287,265
Hospitality Properties Trust	5,194	214,408
Hovnanian Enterprises—Class A*	2,226	193,796
Hubbell, Inc.—Class B	4,452	196,333
IDACORP, Inc.	2,968	88,803
Imation Corp.	2,968	104,325
IMC Global, Inc.	8,904	88,417

Common Stocks, continued

	Shares	Value
Independence Community Bank Corp.	4,452	$160,138
IndyMac Bancorp, Inc.	4,452	132,625
Integrated Circuit Systems, Inc.*	5,194	147,977
Integrated Device Technology, Inc.*	8,162	140,142
International Rectifier Corp.*	5,194	256,636
International Speedway Corp.	4,452	198,826
Internet Security Systems, Inc.*	3,710	69,859
Intersil Corp.—Class A	11,130	276,581
Interstate Bakeries Corp.	3,710	52,793
Investment Technology Group, Inc.*	3,710	59,917
Investors Financial Services Corp.	5,194	199,502
IVAX Corp.*	15,582	372,098
J.B. Hunt Transport Services, Inc.*	5,936	160,331
Jacobs Engineering Group, Inc.*	4,452	213,741
JetBlue Airways Corp.*	7,420	196,778
JM Smucker Co.	3,710	168,026
Keane, Inc.*	5,194	76,040
Kelly Services, Inc.—Class A	2,968	84,707
KEMET Corp.*	6,678	91,422
Kennametal, Inc.	2,968	117,978
Korn/Ferry International*	2,968	39,593
Krispy Kreme Doughnuts, Inc.*	4,452	162,943
L-3 Communications Holdings, Inc.*	5,936	304,873
LaBranche & Co., Inc.	4,452	51,955
Lam Research Corp.*	10,388	335,531
Lancaster Colony Corp.	2,968	134,035
Lattice Semiconductor Corp.*	8,904	86,191
Lear Corp.	5,194	318,547
Lee Enterprises, Inc.	3,710	161,942
Legg Mason, Inc.	5,194	400,873
Lennar Corp.—Class B	5,936	569,856
Leucadia National Corp.	5,194	239,443
Liberty Property Trust	5,936	230,911
LifePoint Hospitals, Inc.*	2,968	87,408
Lincare Holdings, Inc.*	7,420	222,823
Longs Drug Stores Corp.	2,968	73,428
Longview Fibre Co.	3,710	45,819
LTX Corp.*	3,710	55,761
Lubrizol Corp.	3,710	120,649
Lyondell Chemical Co.	13,356	226,384
M&T Bank Corp.	7,420	729,385
Mack-Cali Realty Corp.	4,452	185,292
Macromedia, Inc.*	4,452	79,424
Macrovision Corp.*	3,710	83,809
Mandalay Resort Group	5,194	232,276
Manpower, Inc.	5,936	279,467
Martin Marietta Materials	3,710	174,259
McDATA Corp.—Class A*	8,904	84,855
MDU Resources Group, Inc.	8,904	212,004
Media General, Inc.—Class A	1,484	96,608
Mentor Graphics Corp.*	5,194	75,521
Mercantile Bankshares Corp.	6,678	304,383
Michaels Stores, Inc.	5,194	229,575
Micrel, Inc.*	7,420	115,604
Microchip Technology, Inc.	15,582	519,815
Millennium Pharmaceuticals, Inc.*	22,260	415,595
Minerals Technologies, Inc.	1,484	87,927
Modine Manufacturing Co.	2,968	80,077
Mohawk Industries, Inc.*	5,194	366,385
MONY Group, Inc.*	3,710	116,086

See accompanying notes to the financial statements.

7

PROFUNDS Mid-Cap ProFund	Schedule of Portfolio Investments December 31, 2003

Common Stocks, continued

	Shares	Value
MPS Group, Inc.*	8,162	$76,315
Murphy Oil Corp.	7,420	484,601
Mylan Laboratories, Inc.	14,098	356,115
National Commerce Financial Corp.	16,324	445,318
National Fuel Gas Co.	6,678	163,210
National Instruments Corp.	4,452	202,432
National-Oilwell, Inc.*	6,678	149,320
Neiman Marcus Group, Inc.—Class A*	3,710	199,116
Network Associates, Inc.*	11,872	178,556
New Plan Excel Realty Trust, Inc.	7,420	183,051
New York Community Bancorp	10,388	395,263
Newport Corp.*	2,968	49,061
Noble Energy, Inc.	4,452	197,802
Nordson Corp.	2,968	102,485
Northeast Utilities System	11,130	224,492
NSTAR	4,452	215,922
O’Reilly Automotive, Inc.*	4,452	170,779
OGE Energy Corp.	6,678	161,541
Ohio Casualty Corp.*	4,452	77,287
Old Republic International Corp.	14,469	366,934
Olin Corp.	4,452	89,307
Omnicare, Inc.	7,420	299,694
ONEOK, Inc.	5,936	131,067
Outback Steakhouse, Inc.	5,936	262,431
Oxford Health Plans, Inc.*	6,678	290,493
PacifiCare Health Systems, Inc.*	2,968	200,637
Packaging Corp. of America	8,162	178,421
Park Place Entertainment Corp.*	23,744	257,147
Patterson Dental Co.*	5,194	333,247
Patterson-UTI Energy, Inc.*	5,936	195,413
Payless ShoeSource, Inc.*	4,452	59,657
Peabody Energy Corp.	3,710	154,744
Pentair, Inc.	3,710	169,547
Pepco Holdings, Inc.	8,162	159,485
PepsiAmericas, Inc.	12,614	215,952
Perrigo Co.	5,936	93,314
Petsmart, Inc.	11,130	264,894
Pharmaceutical Resources, Inc.*	2,226	145,024
Philadelphia Suburban Corp.	6,678	147,584
Pier 1 Imports, Inc.	7,420	162,201
Pioneer Natural Resources Co.*	8,904	284,305
Plantronics, Inc.*	3,710	121,132
Plexus Corp.*	2,968	50,961
PMI Group, Inc.	7,420	276,247
PNM Resources, Inc.	2,968	83,401
Pogo Producing Co.	4,452	215,032
Polycom, Inc.*	8,162	159,322
Potlatch Corp.	2,226	77,398
Powerwave Technologies, Inc.*	5,194	39,734
Precision Castparts Corp.	4,452	202,165
Price Communications Corp.*	4,452	61,126
Pride International, Inc.*	10,388	193,632
Protective Life Corp.	5,194	175,765
Protein Design Labs, Inc.*	6,678	119,536
Provident Financial Group, Inc.	3,710	118,535
Puget Energy, Inc.	6,678	158,736
Quanta Services, Inc.*	8,904	64,999
Quantum Corp.*	12,614	39,356
Questar Corp.	6,678	234,732
Radian Group, Inc.	7,420	361,725

Common Stocks, continued

	Shares	Value
Raymond James Financial Corp.	3,710	$139,867
Rayonier, Inc.	3,710	154,002
Reader’s Digest Association, Inc.	8,162	119,655
Republic Services, Inc.	13,356	342,314
Retek, Inc.*	4,452	41,315
Reynolds & Reynolds Co.	5,194	150,886
RF Micro Devices, Inc.*	13,356	134,228
Rollins, Inc.	3,710	83,661
Ross Stores, Inc.	11,872	313,776
RPM, Inc.	8,904	146,560
RSA Security, Inc.*	4,452	63,218
Ruby Tuesday, Inc.	4,452	126,837
Ruddick Corp.	3,710	66,409
Saks, Inc.*	11,130	167,395
Sandisk Corp.*	5,194	317,561
SCANA Corp.	8,162	279,549
Scholastic Corp.*	2,968	101,031
SEI Investments Co.	8,904	271,305
Semtech Corp.*	5,936	134,925
Sensient Technologies Corp.	3,710	73,347
Sepracor, Inc.*	6,678	159,805
Sequa Corp.—Class A*	742	36,358
SICOR, Inc.*	9,646	262,371
Sierra Pacific Resources*	8,904	65,355
Silicon Laboratories, Inc.*	3,710	160,346
Silicon Valley Bancshares*	2,968	107,056
Six Flags, Inc.*	7,420	55,798
Smith International, Inc.*	7,420	308,078
Smithfield Foods, Inc.*	8,904	184,313
Sonoco Products Co.	7,420	182,681
Sotheby’s Holdings, Inc.—Class A*	5,194	70,950
Sovereign Bancorp, Inc.	22,260	528,674
SPX Corp.*	5,936	349,097
StanCorp Financial Group, Inc.	2,226	139,971
Stericycle, Inc.*	2,968	138,606
STERIS Corp.*	5,194	117,384
Storage Technology Corp.*	8,162	210,172
Superior Industries International, Inc.	2,226	96,876
Swift Transportation Co., Inc.*	6,678	140,372
Sybase, Inc.*	8,162	167,974
Sylvan Learning Systems, Inc.*	2,968	85,449
Synopsys, Inc.*	11,872	400,799
TCF Financial Corp.	5,936	304,814
Tech Data Corp.*	4,452	176,700
Tecumseh Products Co.	1,484	71,870
Teleflex, Inc.	2,968	143,443
Telephone & Data Systems, Inc.	4,452	278,472
The Cheesecake Factory, Inc.*	3,710	163,351
The Scotts Co.—Class A*	2,226	131,690
Tidewater, Inc.	4,452	133,026
Timberland Co.—Class A*	2,968	154,544
Titan Corp.*	5,936	129,464
Toll Brothers, Inc.*	5,194	206,513
Tootsie Roll Industries, Inc.	4,452	160,272
Transaction Systems Architects, Inc.*	2,968	67,166
Triad Hospitals, Inc.*	5,936	197,491
Trinity Industries, Inc.	3,710	114,416
TriQuint Semiconductor, Inc.*	10,388	73,443
Tyson Foods, Inc.—Class A	28,196	373,315
Unifi, Inc.*	4,452	28,715

See accompanying notes to the financial statements.

8

PROFUNDS Mid-Cap ProFund	Schedule of Portfolio Investments December 31, 2003

Common Stocks, continued

	Shares	Value
United Dominion Realty Trust, Inc.	8,904	$170,957
United Rentals, Inc.*	5,936	114,327
Unitrin, Inc.	5,194	215,084
Universal Corp.	2,226	98,322
Universal Health Services, Inc. —Class B	4,452	239,161
Valassis Communications, Inc.*	4,452	130,666
Valeant Pharmaceuticals International	6,678	167,952
Valero Energy Corp.	8,904	412,611
Valspar Corp.	3,710	183,348
Varco International, Inc.*	7,420	153,075
Varian Medical Systems, Inc.*	5,194	358,905
Varian, Inc.*	2,226	92,891
Vectren Corp.	5,936	146,322
Vertex Pharmaceuticals, Inc.*	5,936	60,725
Viad Corp.	7,420	185,500
Vishay Intertechnology, Inc.*	12,614	288,860
VISX, Inc.*	3,710	85,887
W.R. Berkley Corp.	6,678	233,396
Waddell & Reed Financial, Inc.	6,678	156,666
Washington Federal, Inc.	5,194	147,510
Washington Post Co.—Class B	742	587,218
Wausau-Mosinee Paper Corp.	4,452	60,191
Weatherford International, Ltd.*	10,388	373,968
Webster Financial Corp.	3,710	170,141
Werner Enterprises, Inc.	5,936	115,693
Westamerica Bancorporation	2,968	147,510
Westar Energy, Inc.	5,936	120,204
Western Gas Resources, Inc.	2,968	140,238
Westwood One, Inc.*	8,162	279,222
WGL Holdings, Inc.	3,710	103,101
Whole Foods Market, Inc.*	4,452	298,863
Williams-Sonoma, Inc.*	8,904	309,592
Wilmington Trust Corp.	5,194	186,984
Wind River Systems, Inc.*	6,678	58,499
Wisconsin Energy Corp.	8,904	297,838
WPS Resources Corp.	2,226	102,908
XTO Energy, Inc.	14,098	398,973
York International Corp.	2,968	109,222
Zebra Technologies Corp.*	3,710	246,233

TOTAL COMMON STOCKS (Cost $63,388,968)		74,823,510

U.S. Government Agency Obligations (27.5%)

	Principal Amount
Federal National Mortgage Association, 0.50%, 01/02/04	$28,999,000	28,998,597

TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS (Cost $28,998,597)		28,998,597

TOTAL INVESTMENT SECURITIES (Cost $92,387,565)—98.6%		103,822,107
Net other assets (liabilities)—1.4%		1,471,919

NET ASSETS—100.0%		$105,294,026

Futures Contracts Purchased

	Contracts	Unrealized Appreciation (Depreciation)
S&P MidCap 400 Futures Contract expiring March 2004 (Underlying face amount at value $30,517,400)	106	$631,123

*	Non-income producing security

Mid-Cap ProFund invested, as a percentage of net assets, in the following industries, as of December 31, 2003:

Advertising	0.3%
Aerospace/Defense	0.4%
Agriculture	0.1%
Airlines	0.2%
Apparel	0.7%
Auto Parts & Equipment	0.8%
Banks	5.0%
Beverages	0.5%
Biotechnology	0.6%
Building Materials	0.3%
Chemicals	1.7%
Coal	0.3%
Commercial Services	2.3%
Communication Services	0.2%
Computers	3.3%
Distribution/Wholesale	0.8%
Diversified Financial Services	1.7%
Electric	3.3%
Electrical Components & Equipment	0.6%
Electronics	1.1%
Engineering & Construction	0.4%
Entertainment	0.5%
Environmental Control	0.5%
Food	2.0%
Forest Products & Paper	0.6%
Gas	0.4%
Hand/Machine Tools	0.1%
Health Care	0.2%
Healthcare—Products	2.3%
Healthcare—Services	2.0%
Home Builders	1.4%
Home Furnishings	0.1%
Household Products/Wares	0.6%
Insurance	3.9%
Internet	0.8%
Iron/Steel	0.1%
Leisure Time	0.1%
Lodging	0.6%
Machinery—Diversified	0.7%
Media	1.8%
Metal Fabricate/Hardware	0.2%
Miscellaneous Manufacturing	1.5%
Office Furnishings	0.3%
Oil & Gas	2.7%
Oil & Gas Services	1.5%
Packaging & Containers	0.3%
Pharmaceuticals	3.9%
Pipelines	0.8%
Real Estate Investment Trust	1.2%
Retail	5.0%

See accompanying notes to the financial statements.

9

PROFUNDS Mid-Cap ProFund	Schedule of Portfolio Investments December 31, 2003

Savings & Loans	1.9%
Semiconductors	3.0%
Software	1.9%
Telecommunications	1.7%
Textiles	0.5%
Transportation	1.2%
Trucking & Leasing	0.1%
Water	0.1%
Other**	28.9%

**	Including debt securities, repurchase agreements, options purchased, and net other assets (liabilities).

See accompanying notes to the financial statements.

10

PROFUNDS Small-Cap ProFund	Schedule of Portfolio Investments December 31, 2003

Common Stocks (77.6%)

	Shares	Value
@ROAD, Inc.*	7,425	$98,753
Aaron Rents, Inc.	9,075	182,680
Abgenix, Inc.*	23,925	298,106
Able Laboratories, Inc.*	10,725	193,801
ABM Industries, Inc.	14,025	244,175
Accredo Health, Inc.*	13,200	417,251
Actel Corp.*	5,775	139,178
Activision, Inc.*	23,925	435,434
Actuant Corp.*	9,900	358,380
Acuity Brands, Inc.	10,725	276,705
Adaptec, Inc.*	29,700	262,251
Adolor Corp.*	8,250	165,165
Advanced Digital Information Corp.*	16,500	231,000
Advanced Energy Industries, Inc.*	4,125	107,456
Advanced Medical Optics, Inc.*	7,425	145,901
Advanced Neuromodulation Systems, Inc.*	4,950	227,601
Advent Software, Inc.*	8,250	143,798
Advisory Board Co.*	2,475	86,402
ADVO, Inc.	14,850	471,636
Aeroflex, Inc.*	14,025	163,952
Aeropostale, Inc.*	5,775	158,351
Affiliated Managers Group, Inc.*	10,725	746,352
Agile Software Corp.*	11,550	114,345
AirTran Holdings, Inc.*	18,150	215,985
Akamai Technologies, Inc.*	28,050	301,537
Alaska Air Group, Inc.*	9,900	270,171
Albany International Corp.—Class A	10,725	363,578
Albany Molecular Research, Inc.*	6,600	99,132
Albemarle Corp.	8,250	247,253
Alexander & Baldwin, Inc.	11,550	389,119
Alexandria Real Estate Equities, Inc.	7,425	429,908
Alfa Corp.	9,075	116,705
Align Technology, Inc.*	11,550	190,806
Alkermes, Inc.*	17,325	233,888
Allegheny Energy, Inc.*	48,675	621,092
Allegheny Technologies, Inc.	48,675	643,483
Alliance Gaming Corp.*	13,200	325,380
Allmerica Financial Corp.*	19,800	609,245
Alpharma, Inc.	24,750	497,474
Amcore Financial, Inc.	6,600	178,332
American Eagle Outfitters, Inc.*	14,025	230,010
American Greetings Corp.—Class A*	47,850	1,046,479
American Healthways, Inc.*	6,600	157,542
American Italian Pasta Co.*	6,600	276,540
American Management Systems, Inc.*	11,550	174,059
American Medical Systems Holdings, Inc.*	4,950	107,910
American States Water Co.	6,600	165,000
AMERIGROUP Corp.*	8,250	351,863
Amerus Group Co.	10,725	375,053
Amli Residential Properties Trust	21,450	574,859
AMN Healthcare Services, Inc.*	11,550	198,198
AMR Corp.*	42,900	555,555
AmSurg Corp.*	7,425	281,333
Analogic Corp.	1,650	67,650
Anchor BanCorp Wisconsin, Inc.	4,950	123,255
Andrew Corp.*	40,425	465,292
Anixter International, Inc.*	19,800	512,424
AnnTaylor Stores Corp.*	18,150	707,849
ANSYS, Inc.*	3,300	131,010
Anteon International Corp.*	5,775	208,189

Common Stocks, continued

	Shares	Value
Anthracite Capital, Inc.	42,075	$465,770
Anworth Mortgage Asset Corp.	17,325	241,337
Applera Corp.—Celera Genomics Group*	47,025	654,117
Applied Industrial Technologies, Inc.	4,125	98,423
aQuantive, Inc.*	14,850	152,213
Aquilla, Inc.*	50,325	170,602
Arbitron, Inc.*	11,550	481,865
Arch Chemicals, Inc.	4,950	127,017
Arch Coal, Inc.	14,850	462,875
Argosy Gaming Co.*	9,075	235,859
Ariba, Inc.*	273,075	819,224
Arkansas Best Corp.	5,775	181,277
Arrow International, Inc.	5,775	144,260
Ascential Software Corp.*	15,675	406,452
Ask Jeeves, Inc.*	9,075	164,439
Asyst Technologies, Inc.*	9,900	171,765
Atherogenics, Inc.*	14,025	209,674
ATMI, Inc.*	9,900	229,086
Atmos Energy Corp.	13,200	320,760
Atrix Laboratories, Inc.*	4,950	118,998
Aviall, Inc.*	8,250	127,958
Avid Technology, Inc.*	8,250	396,000
Avista Corp.	13,200	239,184
Axcelis Technologies, Inc.*	27,225	278,240
Aztar Corp.*	12,375	278,437
Baldor Electric Co.	7,425	169,661
Bandag, Inc.	4,950	203,940
Bankatlantic Bancorp, Inc.—Class A	42,900	815,100
BankUnited Financial Corp.—Class A*	7,425	191,491
Banta Corp.	9,075	367,537
BARRA, Inc.	4,125	146,396
Bay View Capital Corp.	17,325	37,076
Beazer Homes U.S.A., Inc.	7,425	725,126
Bedford Property Investors, Inc.	6,600	188,958
Bel Fuse, Inc.—Class B	10,725	349,957
Belden, Inc.	9,900	208,791
Benchmark Electronics, Inc.*	15,675	545,647
Beverly Enterprises, Inc.*	24,750	212,603
BioMarin Pharmaceutical, Inc.*	17,325	134,598
Biosite Diagnostics, Inc.*	2,475	71,651
BJ’s Wholesale Club, Inc.*	28,875	662,969
Black Box Corp.	4,125	190,039
Black Hills Corp.	8,250	246,098
Bob Evans Farms, Inc.	9,075	294,575
Borland Software Corp.*	23,925	232,790
Boston Private Financial Holdings, Inc.	4,950	122,958
Bowne & Co., Inc.	9,075	123,057
Boyd Gaming Corp.	9,900	159,786
Brady Corp.—Class A	7,425	302,569
Brandywine Realty Trust	29,700	795,068
Briggs & Stratton Corp.	5,775	389,234
Bright Horizons Family Solutions, Inc.*	2,475	103,950
Brink’s Co.	17,325	391,718
Brookline Bancorp, Inc.	84,975	1,303,516
Brooks Automation, Inc.*	9,900	239,283
Brown Shoe Company, Inc.	7,425	281,630
Burlington Coat Factory Warehouse Corp.	4,950	104,742
C&D Technologies, Inc.	8,250	158,153
Cabot Microelectronics Corp.*	9,900	485,099
Cabot Oil & Gas Corp.	6,600	193,710

See accompanying notes to the financial statements.

11

PROFUNDS Small-Cap ProFund	Schedule of Portfolio Investments December 31, 2003

Common Stocks, continued

	Shares	Value
CACI International, Inc.—Class A*	12,375	$601,672
Cal Dive International, Inc.*	9,075	218,798
California Water Service Group	4,125	113,025
Callaway Golf Co.	28,875	486,544
Cambrex Corp.	4,950	125,037
Capital Automotive REIT	6,600	211,200
CARBO Ceramics, Inc.	2,475	126,844
Carpenter Technology Corp.	4,950	146,372
Casey’s General Stores, Inc.	11,550	203,973
Cash America International, Inc.	6,600	139,788
Catalina Marketing Corp.*	28,050	565,488
Cathay Bancorp, Inc.	4,125	229,680
Cato Corp.—Class A	4,125	84,563
CEC Entertainment, Inc.*	9,900	469,161
Cell Genesys, Inc.*	9,075	117,431
Centene Corp.*	4,125	115,541
Central Garden & Pet Co.*	4,125	115,624
Central Pacific Financial Corp.	3,300	99,132
Cerner Corp.*	7,425	281,036
CH Energy Group, Inc.	3,300	154,770
Champion Enterprises, Inc.*	14,025	98,175
Charming Shoppes, Inc.*	28,050	151,470
Charter Communications, Inc.—Class A*	113,850	457,676
Charter Municipal Mortgage Acceptance Co.	22,275	470,671
Checkpoint Systems, Inc.*	32,175	608,428
Chiquita Brands International, Inc.*	18,975	427,506
Chittenden Corp.	12,375	416,295
Choice Hotels International, Inc.*	4,950	174,488
Christopher & Banks Corp.	14,850	290,021
Ciber, Inc.*	16,500	142,890
Cima Labs, Inc.*	4,125	134,558
Cimarex Energy Co.*	10,725	286,250
Cincinnati Bell, Inc.*	70,950	358,298
Cirrus Logic, Inc.*	18,975	145,538
Citizens Banking Corp.	11,550	377,916
City Holding Co.	4,125	144,375
Clarcor, Inc.	8,250	363,825
CLECO Corp.	11,550	207,669
CMGI, Inc.*	102,300	182,094
CMS Energy Corp.*	51,975	442,826
CNET Networks, Inc.*	28,050	191,301
Coeur d’Alene Mines Corp.*	49,500	286,110
Cognex Corp.	12,375	349,470
Coherent, Inc.*	11,550	274,890
Cohu, Inc.	5,775	110,591
Colonial Properties Trust	4,125	163,350
Columbia Laboratories, Inc.*	20,625	129,938
Commerce Group, Inc.	5,775	228,113
Commercial Federal Corp.	15,675	418,678
Commercial Metals Co.	9,900	300,960
Commercial NET Lease Realty	15,675	279,015
Commonwealth Telephone Enterprises, Inc.*	5,775	218,006
Commscope, Inc.*	67,650	1,104,724
Community Bank System, Inc.	2,475	121,275
Community First Bankshares, Inc.	9,900	286,506
Comstock Resources, Inc.*	14,025	270,683
Conexant Systems, Inc.*	74,250	369,023
CONMED Corp.*	7,425	176,715

Common Stocks, continued

	Shares	Value
Connecticut Bancshares, Inc.	2,475	$127,562
Connetics Corp.*	9,900	179,784
Continental Airlines, Inc. Class—B*	28,875	469,796
Cooper Companies, Inc.	14,025	660,997
Cooper Tire & Rubber Co.	41,250	881,924
Copart, Inc.*	18,150	299,475
Corn Products International, Inc.	12,375	426,319
Cornerstone Realty Income Trust, Inc.	14,850	130,086
Corporate Office Properties Trust	13,200	277,200
Correctional Properties Trust	6,600	190,080
Corrections Corp. of America*	15,675	451,910
Corus Bankshares, Inc.	3,300	104,148
Corvis Corp.*	84,150	143,055
Cost Plus, Inc.*	5,775	236,775
CoStar Group, Inc.*	3,300	137,544
Covance, Inc.*	21,450	574,859
Cray, Inc.*	18,975	188,422
Credence Systems Corp.*	17,325	227,997
Crompton Corp.	39,600	283,932
Crown Holdings, Inc.*	45,375	411,098
CSG Systems International, Inc.*	17,325	216,389
CSK Auto Corp.*	9,075	170,338
CTS Corp.	15,675	180,263
Cubic Corp.	4,125	94,875
Cubist Pharmaceuticals, Inc.*	7,425	90,288
Cumulus Media, Inc.*	11,550	254,100
Cuno, Inc.*	4,125	185,749
Curtiss-Wright Corp.	8,250	371,333
CV Therapeutics, Inc.*	14,850	217,701
CVB Financial Corp.	9,983	192,562
Cyberonics, Inc.*	4,950	158,450
Cymer, Inc.*	14,850	685,921
CYTYC Corp.*	30,525	420,023
Dade Behring Holdings, Inc.*	10,725	383,311
Delphi Financial Group, Inc.—Class A	6,050	217,800
Delta & Pine Land Co.	14,850	377,190
Denbury Resources, Inc.*	9,075	126,233
Dendrite International, Inc.*	8,250	129,278
Diagnostic Products Corp.	4,950	227,255
Dick’s Sporting Goods, Inc.*	3,300	160,578
Digene Corp.*	3,300	132,330
Digital Insight Corp.*	7,425	184,883
Digital River, Inc.*	7,425	164,093
Dillard’s, Inc.—Class A	32,175	529,600
Dime Community Bancshares, Inc.	4,950	152,262
Dionex Corp.*	4,125	189,833
Dollar Thrifty Automotive Group, Inc.*	5,775	149,804
Dot Hill Systems Corp.*	7,425	112,489
DRS Technologies, Inc.*	18,975	527,125
DSP Group, Inc.*	7,425	184,957
Dycom Industries, Inc.*	17,325	464,656
EarthLink, Inc.*	32,175	321,749
East-West Bancorp, Inc.	6,600	354,288
Eastgroup Properties, Inc.	4,125	133,568
Echelon Corp.*	7,425	82,715
Eclipsys Corp.*	9,075	105,633
eFunds Corp.*	12,375	214,706
EGL, Inc.*	8,250	144,870
El Paso Electric Co.*	13,200	176,220
Electro Scientific Industries, Inc.*	7,425	176,715

See accompanying notes to the financial statements.

12

PROFUNDS Small-Cap ProFund	Schedule of Portfolio Investments December 31, 2003

Common Stocks, continued

	Shares	Value
Electronics Boutique Holdings Corp.*	3,300	$75,537
Electronics for Imaging, Inc.*	12,375	321,997
ElkCorp	5,775	154,193
EMC Corp.*	16,747	216,371
EMCOR Group, Inc.*	5,775	253,522
Emmis Communications Corp.*	11,550	312,427
Empire District Electric Co.	5,775	126,646
Encompass Services Corp.*(a)	1	0
Energen Corp.	13,200	541,596
Engineered Support Systems, Inc.	3,300	181,698
Entegris, Inc.*	14,025	180,221
Enterasys Networks, Inc.*	56,100	210,375
Entertainment Properties Trust	7,425	257,722
Enzo Biochem, Inc.*	16,500	295,515
Enzon, Inc.*	32,175	386,100
Equity One, Inc.	7,425	125,334
eResearch Technology, Inc.*	7,425	188,744
ESCO Technologies, Inc.*	7,425	324,101
eSPEED, Inc.—Class A*	5,775	135,193
Esperion Therapeutics, Inc.*	24,750	856,597
Essex Property Trust, Inc.	7,425	476,833
Esterline Technologies Corp.*	8,250	220,028
Evergreen Resources, Inc.*	9,900	321,849
Exar Corp.*	10,725	183,183
ExpressJet Holdings, Inc.*	8,250	123,750
Extended Stay America, Inc.	18,975	274,758
Extreme Networks, Inc.*	26,400	190,344
F5 Networks, Inc.*	5,775	144,953
Federal Signal Corp.	17,325	303,534
FEI Co.*	18,975	426,938
FelCor Lodging Trust, Inc.*	13,200	146,256
Ferro Corp.	23,925	650,998
Filenet Corp.*	9,075	245,751
Financial Federal Corp.*	3,300	100,815
Finish Line, Inc.—Class A*	4,125	123,626
First Commonwealth Financial Corp.	19,800	282,348
First Community Bancorp—Class A	3,300	119,262
First Industrial Realty Trust, Inc.	16,500	556,874
First Niagara Financial Group, Inc.	23,100	344,421
First Republic Bank	4,950	177,210
FirstFed Financial Corp.*	7,425	322,988
Flagstar Bancorp, Inc.	13,200	282,744
Fleetwood Enterprises, Inc.*	9,900	101,574
FLIR Systems, Inc.*	9,075	331,238
Florida East Coast Industries, Inc.	3,300	109,230
Flowers Foods, Inc.	11,550	297,990
Flowserve Corp.*	29,700	620,135
FMC Corp.*	13,200	450,516
Forest Oil Corp.*	15,675	447,834
Fossil, Inc.*	6,600	184,866
Franklin Electric Co., Inc.	1,650	99,809
Fred’s, Inc.	9,900	306,702
Fremont General Corp.	20,625	348,769
Frontier Airlines, Inc.*	7,425	105,881
Frontier Oil Corp.	6,600	113,652
FTI Consulting, Inc.*	11,550	269,924
Fuller (H. B.) Co.	10,725	318,962
G & K Services, Inc.	4,125	151,594
Gables Residential Trust	9,900	343,926
GameStop Corp.*	9,900	152,559

Common Stocks, continued

	Shares	Value
Gartner Group, Inc.*	21,450	$242,600
Gateway, Inc.*	59,400	273,240
GATX Corp.	11,550	323,169
Gen-Probe, Inc.*	11,550	421,228
Genesco, Inc.*	15,675	237,163
Genesis Microchip, Inc.*	24,750	446,489
Genlyte Group, Inc.*	3,300	192,654
Genta, Inc.*	12,375	128,824
Georgia Gulf Corp.	14,025	405,042
Getty Realty Corp.	4,125	107,869
Glacier Bancorp, Inc.	4,950	160,380
Glenborough Realty Trust, Inc.	9,075	181,046
Glimcher Realty Trust	14,850	332,343
Global Imaging Systems, Inc.*	3,300	104,775
GlobespanVirata, Inc.*	28,875	169,785
Gold Banc Corp., Inc.	27,225	382,784
Golden Telecom, Inc.*	3,300	91,575
Goodyear Tire & Rubber Co.*	41,250	324,225
GrafTech International, Ltd.*	14,850	200,475
Granite Construction, Inc.	9,075	213,172
Gray Television, Inc.	10,725	162,162
Great Lakes Chemical Corp.	14,850	403,772
Greater Bay Bancorp	14,025	399,432
Grey Wolf, Inc.*	46,200	172,788
Griffon Corp.*	6,600	133,716
Group 1 Automotive, Inc.*	4,125	149,284
Guitar Center, Inc.*	3,300	107,514
Gymboree Corp.*	22,275	383,798
Hain Celestial Group, Inc.*	5,775	134,038
Handleman Co.	6,600	135,498
Hanover Compressor Co.*	20,625	229,969
Harbor Florida Bancshares, Inc.	5,775	171,575
Harland (John H.) Co.	11,550	315,315
Harleysville Group, Inc.	8,250	164,093
Health Care REIT, Inc.	20,625	742,499
Heartland Express, Inc.	8,250	199,568
Hecla Mining Co.*	29,700	246,213
Helix Technology Corp.	9,075	186,764
Hercules, Inc.*	24,750	301,950
Heritage Property Investment Trust	4,950	140,828
Highwoods Properties, Inc.	19,800	502,919
Hilb, Rogal & Hamilton Co.	13,200	423,324
Hollinger International, Inc.	11,550	180,411
Hollywood Entertainment Corp.*	14,025	192,844
Home Properties of New York, Inc.	11,550	466,505
Hooper Holmes, Inc.	15,675	96,872
Horace Mann Educators Corp.	10,725	149,828
Hot Topic, Inc.*	12,375	364,568
Houston Exploration Co.*	3,300	120,516
Hudson River Bancorp, Inc.	4,125	160,999
Hughes Supply, Inc.	9,075	450,301
Hutchinson Technology, Inc.*	5,775	177,524
Hyperion Solutions Corp.*	9,900	298,386
IDACORP, Inc.	9,900	296,208
Identix, Inc.*	25,575	113,809
IDEX Corp.	7,425	308,806
IGEN International, Inc.*	4,950	291,605
IHOP Corp.	4,950	190,476
ILEX Oncology, Inc.*	9,900	210,375
Imagistics International, Inc.*	4,125	154,688

See accompanying notes to the financial statements.

13

PROFUNDS Small-Cap ProFund	Schedule of Portfolio Investments December 31, 2003

Common Stocks, continued

	Shares	Value
IMC Global, Inc.	29,700	$294,921
IMPAC Mortgage Holdings, Inc.	13,200	240,372
Impax Laboratories, Inc.*	8,250	118,718
INAMED Corp.*	7,425	356,845
Independent Bank Corp.	4,950	140,382
Infinity Property & Casualty Corp.	14,025	463,526
Informatica Corp.*	17,325	178,448
Infospace, Inc.*	6,600	152,130
Insight Communications Co., Inc.*	11,550	119,081
Insight Enterprises, Inc.*	12,375	232,650
Insituform Technologies, Inc.—Class A*	5,775	95,288
Inspire Pharmaceuticals, Inc.*	7,425	105,138
Integra LifeSciences Holdings*	4,950	141,719
Inter-Tel, Inc.	4,950	123,651
Intergraph Corp.*	12,375	296,009
Intermagnetics General Corp.*	4,125	91,410
InterMune, Inc.*	14,850	343,926
International Multifoods Corp.*	4,125	74,250
Internet Security Systems, Inc.*	9,900	186,417
Interstate Bakeries Corp.	18,150	258,275
Invacare Corp.	6,600	266,442
Inveresk Research Group, Inc.*	11,550	285,632
Investment Technology Group, Inc.*	19,800	319,770
Invision Technologies, Inc.*	4,125	138,476
Iomega Corp.	20,625	123,338
Ionics, Inc.*	4,125	131,381
Itron, Inc.*	4,950	90,882
J2 Global Communications, Inc.*	4,125	102,176
Jack in the Box, Inc.*	9,075	193,842
Jacuzzi Brands, Inc.*	20,625	146,231
Jarden Corp.*	13,200	360,888
JDA Software Group, Inc.*	7,425	122,587
JLG Industries, Inc.	11,550	175,907
Jo-Ann Stores, Inc.*	4,125	84,150
Jones Lang LaSalle, Inc.*	8,250	171,023
Journal Register Co.*	8,250	170,775
Joy Global, Inc.	13,200	345,180
K-Swiss, Inc.—Class A	6,600	158,796
K-V Pharmaceutical Co.*	13,200	336,600
K2, Inc.*	7,425	112,934
Kansas City Southern Industries, Inc.*	24,750	354,420
Kaydon Corp.	11,550	298,452
Keane, Inc.*	14,025	205,326
Kellwood Co.	14,850	608,850
Kelly Services, Inc.—Class A	4,125	117,728
KEMET Corp.*	48,675	666,360
Kennametal, Inc.	12,375	491,906
Kilroy Realty Corp.	7,425	243,169
Kindred Healthcare, Inc.*	2,475	128,651
Kirby Corp.*	4,950	172,656
Knight Trading Group, Inc.*	19,800	289,872
Knight Transportation, Inc.*	6,600	169,290
Kopin Corp.*	22,275	149,465
Korn/Ferry International*	14,850	198,099
KOS Pharmaceuticals, Inc.*	2,475	106,524
Kramont Realty Trust	9,075	164,258
Kroll, Inc.*	9,900	257,400
Kronos, Inc.*	7,425	294,103
Kulicke & Soffa Industries, Inc.*	14,850	213,543
Kyphon, Inc.*	4,950	122,909

Common Stocks, continued

	Shares	Value
La Quinta Corp.*	37,950	$243,260
Laclede Group, Inc.	7,425	211,984
LandAmerica Financial Group, Inc.	8,250	431,145
Landauer, Inc.	4,950	201,861
Landry’s Restaurants, Inc.	5,775	148,533
Landstar System, Inc.*	6,600	251,064
Lattice Semiconductor Corp.*	28,050	271,524
Lennox International, Inc.	11,550	192,885
Leucadia National Corp.	1	46
Lexar Media, Inc.*	14,025	244,456
Lexington Corporate Properties Trust	8,250	166,568
Liberty Corp.	4,125	186,409
LifePoint Hospitals, Inc.*	9,900	291,555
Ligand Pharmaceuticals, Inc.—Class B*	15,675	230,266
Lin TV Corp.*	6,600	170,346
Lincoln Electric Holdings, Inc.	8,250	204,105
Linens ‘n Things, Inc.*	18,150	545,951
Littelfuse, Inc.*	4,950	142,659
Lone Star Technologies, Inc.*	6,600	105,468
Longs Drug Stores Corp.	18,150	449,031
Longview Fibre Co.	14,025	173,209
LookSmart, Ltd.*	152,625	236,569
Louisiana-Pacific Corp.*	28,875	516,285
LTX Corp.*	18,150	272,795
M/I Schottenstein Homes, Inc.	2,475	96,649
Macdermid, Inc.	10,725	367,224
Macrovision Corp.*	27,225	615,013
MAF Bancorp, Inc.	5,775	241,973
Magma Design Automation, Inc.*	9,075	211,811
Magnum Hunter Resources, Inc.*	18,150	172,607
Manhattan Associates, Inc.*	5,775	159,621
Manitowoc Co.	6,600	205,920
Manufactured Home Communities, Inc.	9,900	372,735
Martek Biosciences Corp.*	5,775	375,202
Massey Energy Co.	36,300	755,040
Matthews International Corp.—Class A	7,425	219,706
Maverick Tube Corp.*	19,800	381,150
Maximus, Inc.*	7,425	290,539
MB Financial, Inc.	3,575	130,130
Medarex, Inc.*	19,800	123,354
Mentor Corp.	10,725	258,044
Mentor Graphics Corp.*	18,150	263,901
Mercury Computer Systems, Inc.*	5,775	143,798
Meritage Corp.*	2,475	164,117
Methode Electronics, Inc.—Class A	9,075	110,987
MFA Mortgage Investments, Inc.	15,675	152,831
MGE Energy, Inc.	6,600	207,966
MGI Pharma, Inc.*	12,375	509,230
Micrel, Inc.*	18,150	282,777
Micromuse, Inc.*	14,850	102,465
Micros Systems, Inc.*	4,125	178,860
Microsemi Corp.*	18,150	446,126
MicroStrategy, Inc.*	2,475	129,888
Mid-America Apartment Communities, Inc.	4,125	138,518
Mid-State Bancshares	5,775	146,916
Millennium Chemicals, Inc.	17,325	219,681
Minerals Technologies, Inc.	4,125	244,406
MKS Instruments, Inc.*	6,600	191,400
Modine Manufacturing Co.	5,775	155,810
Monaco Coach Corp.*	6,600	157,080

See accompanying notes to the financial statements.

14

PROFUNDS Small-Cap ProFund	Schedule of Portfolio Investments December 31, 2003

Common Stocks, continued

	Shares	Value
Moog, Inc.—Class A*	4,125	$203,775
Movie Gallery, Inc.*	6,600	123,288
MPS Group, Inc.*	36,300	339,404
MRO Software, Inc.*	28,875	388,658
Mueller Industries, Inc.*	12,375	425,205
Mykrolis Corp.*	8,250	132,660
Myriad Genetics, Inc.*	23,100	297,066
National Health Investors, Inc.	9,075	225,786
Nationwide Health Properties, Inc.	23,925	467,734
Navigant Consulting Co.*	13,200	248,952
NBTY, Inc.*	14,025	376,711
NCO Group, Inc.*	4,950	112,712
NDCHealth Corp.	20,625	528,412
Nektar Therapeutics*	12,375	168,424
Net.B@nk, Inc.	13,200	176,220
NetIQ Corp.*	14,025	185,831
New Century Financial Corp.	7,425	294,550
New Jersey Resources Corp.	9,900	381,249
Newcastle Investment Corp.	13,200	357,720
Newport Corp.*	10,725	177,284
NII Holdings, Inc.—Class B*	3,300	246,279
Nordson Corp.	6,600	227,898
Northwest Airlines Corp. Class A*	16,500	208,230
Northwest Natural Gas Co.	9,900	304,425
Novastar Financial, Inc.	4,950	212,652
NPS Pharmaceuticals, Inc.*	7,425	228,245
Oceaneering International, Inc.*	5,775	161,700
Ocular Sciences, Inc.*	4,950	142,115
Odyssey Healthcare, Inc.*	8,250	241,395
Offshore Logistics, Inc.*	9,075	222,519
Ohio Casualty Corp.*	14,850	257,796
Old Dominion Freight Line, Inc.*	2,475	84,348
Olin Corp.	18,975	380,639
OM Group, Inc.*	13,200	345,708
OmniVision Technologies, Inc.*	5,775	319,069
Onyx Pharmaceuticals, Inc.*	6,600	186,318
Openwave Systems, Inc.*	16,500	181,500
Orbital Sciences Corp.*	12,375	148,748
Oriental Financial Group, Inc.	12,677	325,799
Oshkosh Truck Corp.	8,250	420,998
OSI Pharmaceuticals, Inc.*	13,200	425,171
Overseas Shipholding Group, Inc.	4,125	140,456
Owens & Minor, Inc.	14,025	307,288
P.F. Chang’s China Bistro, Inc.*	6,600	335,808
Pacer International, Inc.*	5,775	116,771
Pacific Capital Bancorp	9,075	334,142
Pacific Sunwear of California, Inc.*	18,975	400,752
PalmOne, Inc.*	7,425	87,244
Panera Bread Co.*	7,425	293,510
Parametric Technology Corp.*	58,575	230,786
PAREXEL International Corp.*	6,600	107,316
Park Electrochemical Corp.	12,375	327,814
Parkway Properties, Inc.	2,475	102,960
Patina Oil & Gas Corp.	11,550	565,834
Paxar Corp.*	14,025	187,935
Payless ShoeSource, Inc.*	27,225	364,815
Pediatrix Medical Group, Inc.*	5,775	318,145
Penn National Gaming, Inc.*	8,250	190,410
Pennsylvania REIT	9,075	329,423
Penwest Pharmaceuticals Co.*	18,150	313,632

Common Stocks, continued

	Shares	Value
Pep Boys-Manny, Moe & Jack	16,500	$377,355
Per-Se Technologies, Inc.*	7,425	113,306
Perot Systems Corp.—Class A*	19,800	266,904
Perrigo Co.	16,500	259,380
PETCO Animal Supplies, Inc.*	9,900	301,455
Philadelphia Consolidated Holding Corp.*	4,125	201,424
Photon Dynamics, Inc.*	18,975	763,553
Photronics, Inc.*	13,200	262,944
Pinnacle Systems, Inc.*	19,800	168,894
Plains Exploration & Production Co.*	9,900	152,361
Planar Systems, Inc.*	7,425	180,576
Plantronics, Inc.*	30,525	996,641
Plexus Corp.*	10,725	184,148
PNM Resources, Inc.	10,725	301,373
PolyMedica Corp.	4,950	130,235
PolyOne Corp.*	24,750	158,153
Post Properties, Inc.	14,850	414,612
Potlatch Corp.	6,600	229,482
Power Integrations, Inc.*	6,600	220,836
Power-One, Inc.*	17,325	187,630
Powerwave Technologies, Inc.*	18,150	138,848
Prentiss Properties Trust	8,250	272,168
Price Communications Corp.*	30,525	419,108
PRICELINE.COM, Inc.*	4,950	88,605
PRIMEDIA, Inc.*	40,425	114,403
Priority Healthcare Corp.—Class B*	9,075	218,798
ProAssurance Corp.*	5,775	185,666
Progress Software Corp.*	6,600	135,036
ProQuest Co.*	10,725	315,850
Provident Bankshares Corp.	21,450	631,487
Provident Financial Services, Inc.	21,450	405,405
Province Healthcare Co.*	12,375	198,000
PS Business Parks, Inc.	7,425	306,356
PSS World Medical, Inc.*	18,150	219,071
Quanex Corp.	4,125	190,163
Quanta Services, Inc.*	19,800	144,540
Quantum Corp.*	38,775	120,978
Quest Software, Inc.*	10,725	152,295
Quiksilver, Inc.*	23,925	424,190
R & G Finanical Corp.—Class B	8,250	328,350
RAIT Investment Trust	7,425	190,080
Ralcorp Holdings, Inc.*	16,500	517,439
RARE Hospitality International, Inc.*	9,900	241,956
Rayovac Corp.*	8,250	172,838
Reckson Associates Realty Corp.	13,200	320,760
Redwood Trust, Inc.	7,425	377,561
Regal-Beloit Corp.	5,775	127,050
Regeneron Pharmaceuticals, Inc.*	9,075	133,493
RehabCare Group, Inc.*	8,250	175,395
Reliance Steel & Aluminum Co.	6,600	219,186
REMEC, Inc.*	23,100	194,271
Remington Oil & Gas Corp.*	5,775	113,710
Republic Bancorp, Inc.	14,025	189,197
Resources Connection, Inc.*	4,950	135,185
Retek, Inc.*	28,875	267,960
Rewards Network, Inc.*	5,775	61,562
RF Micro Devices, Inc.*	47,025	472,601
RLI Corp.	4,950	185,427
Rock-Tenn Co.	6,600	113,916

See accompanying notes to the financial statements.

15

PROFUNDS Small-Cap ProFund	Schedule of Portfolio Investments December 31, 2003

Common Stocks, continued

	Shares	Value
Rogers Corp.*	4,125	$181,995
Rollins, Inc.	8,250	186,038
Roper Industries, Inc.	12,375	609,593
Roxio, Inc.*	66,825	320,092
Royal Gold, Inc.	4,125	86,336
RSA Security, Inc.*	12,375	175,725
Ruddick Corp.	8,250	147,675
Rudolph Technologies, Inc.*	15,675	384,665
Russell Corp.	6,600	115,896
Ryan’s Family Steak Houses, Inc.*	11,550	174,867
SafeNet, Inc.*	2,475	76,156
Saga Communications, Inc.*	9,075	168,160
Saxon Capital, Inc.*	7,425	155,554
ScanSource, Inc.*	2,475	112,910
School Specialty, Inc.*	4,125	140,291
Schulman (A.), Inc.	7,425	158,301
Scientific Games Corp.—Class A*	13,200	224,532
SCP Pool Corp.*	4,950	161,766
Seacoast Financial Services Corp.	6,600	180,906
SEACOR SMIT, Inc.*	7,425	312,073
Select Comfort Corp.*	4,950	122,562
Select Medical Corp.	11,550	188,034
Selective Insurance Group, Inc.	7,425	240,273
Semtech Corp.*	18,975	431,301
Senior Housing Properties Trust	12,375	213,221
Sensient Technologies Corp.	15,675	309,895
SERENA Software, Inc.*	5,775	105,971
Serologicals Corp.*	25,575	475,694
Sharper Image Corp.*	9,900	323,235
Shaw Group, Inc.*	38,775	528,115
Shuffle Master, Inc.*	16,500	571,230
Sierra Health Services, Inc.*	15,675	430,278
Sierra Pacific Resources*	32,175	236,165
Silicon Storage Technology, Inc.*	21,450	235,950
Silicon Valley Bancshares*	7,425	267,820
Simpson Manufacturing Co., Inc.*	4,125	209,798
Sinclair Broadcast Group—Class A*	14,025	209,253
Six Flags, Inc.*	25,575	192,324
SkyWest, Inc.	15,675	284,031
Skyworks Solutions, Inc.*	37,950	330,165
SL Green Realty Corp.	11,550	474,128
Smith (A.O.) Corp.	4,125	144,581
Sohu.com, Inc.*	7,425	222,824
Sola International, Inc.*	5,775	108,570
Solutia, Inc.*	28,875	10,395
Sonic Automotive, Inc.	11,550	264,726
Sonic Corp.*	10,725	328,400
SonoSite, Inc.*	14,025	300,696
Sonus Networks, Inc.*	54,450	411,642
Sotheby’s Holdings, Inc.—Class A*	11,550	157,773
Sourcecorp*	4,125	105,724
South Financial Group, Inc.	12,375	344,768
South Jersey Industries, Inc.	5,775	233,888
Southern Union Co.*	22,275	409,860
Southwest Bancorporation of Texas, Inc.	7,425	288,461
Southwest Gas Corp.	10,725	240,776
Southwestern Energy Co.*	14,025	335,198
Sovran Self Storage, Inc.	3,300	122,595
Spartech Corp.	5,775	142,296
Spherion Corp.*	23,100	226,149

Common Stocks, continued

	Shares	Value
Spinnaker Exploration Co.*	11,550	$372,719
St. Mary Land & Exploration Co.	7,425	211,613
Stage Stores, Inc.*	3,300	92,070
Standard Pacific Corp.	12,375	600,806
Staten Island Bancorp, Inc.	38,775	872,437
Steel Dynamics, Inc.*	9,900	232,551
Sterling Bancorp	19,800	564,299
Sterling Bancshares, Inc.	10,725	142,964
Sterling Financial Corp.*	3,300	112,959
Stewart & Stevenson Services, Inc.	11,550	162,278
Stewart Enterprises, Inc.—Class A*	26,400	149,952
Stewart Information Services Corp.	4,125	167,269
Stone Energy Corp.*	9,900	420,254
Strayer Education, Inc.	2,475	269,354
Stride Rite Corp.	13,200	150,216
Summit Properties, Inc.	7,425	178,349
Sun Communities, Inc.	3,300	127,710
Sunrise Assisted Living, Inc.*	9,900	383,526
Superior Energy Services, Inc.*	13,200	124,080
Superior Industries International, Inc.	9,075	394,944
SurModics, Inc.*	3,300	78,870
Susquehanna Bancshares, Inc.	10,725	268,232
Swift Energy Co.*	28,875	486,543
SWS Group, Inc.	7,425	132,165
Sybase, Inc.*	37,125	764,032
Sybron Dental Special, Inc.*	9,900	278,190
Sycamore Networks, Inc.*	45,375	237,765
Sylvan Learning Systems, Inc.*	9,075	261,269
Symyx Technologies, Inc.*	5,775	118,676
Take-Two Interactive Software, Inc.*	9,900	285,219
Tanger Factory Outlet Centers, Inc.	4,950	201,465
Tanox, Inc.*	6,600	98,010
Taubman Centers, Inc.	11,550	237,930
Techne Corp.*	15,675	592,201
Technitrol, Inc.*	14,850	307,989
Tecumseh Products Co.	4,125	199,774
Tekelec*	14,025	218,089
Teledyne Technologies, Inc.*	12,375	233,269
Telik, Inc.*	8,250	189,833
Terex Corp.*	11,550	328,944
Terrayon Communication Systems, Inc.*	18,150	81,675
Tesoro Petroleum Corp.*	15,675	228,385
Tetra Tech, Inc.*	13,200	328,153
TETRA Technologies, Inc.*	4,950	119,988
Texas Industries, Inc.	5,775	213,675
Texas Regional Bancshares, Inc.—Class A	5,775	213,675
The Medicines Co.*	11,550	340,262
The Men’s Wearhouse, Inc.*	9,075	226,966
The Phoenix Companies, Inc.	25,575	307,923
The Sports Authority, Inc.*	4,950	190,080
The Warnaco Group, Inc.*	37,950	605,303
Thomas & Betts Corp.	26,400	604,296
Thor Industries, Inc.	4,950	278,289
Thoratec Corp.*	13,200	171,732
THQ, Inc.*	9,900	167,409
Tibco Software, Inc.*	23,100	156,387
Titan Corp.*	29,700	647,756
Tom Brown, Inc.*	8,250	266,063
Too, Inc.*	38,775	654,521
Toro Co.	9,075	421,080

See accompanying notes to the financial statements.

16

PROFUNDS Small-Cap ProFund	Schedule of Portfolio Investments December 31, 2003

Common Stocks, continued

	Shares	Value
Town & Country Trust	7,425	$188,224
Tractor Supply Co.*	7,425	288,758
Transaction Systems Architects, Inc.*	9,075	205,367
Tredegar Corp.	8,250	128,123
Trimble Navigation, Ltd.*	8,250	307,230
Trimeris, Inc.*	7,425	155,777
Trinity Industries, Inc.	9,075	279,873
TriQuint Semiconductor, Inc.*	37,125	262,474
Triumph Group, Inc.*	6,600	240,240
Trust Co. of New Jersey	4,950	196,416
TrustCo Bank Corp. NY	34,650	455,647
Tuesday Morning Corp.*	3,300	99,825
Tularik, Inc.*	11,550	186,533
Tupperware Corp.	31,350	543,609
UCBH Holdings, Inc.	11,550	450,103
UICI*	9,900	131,472
UIL Holdings Corp.	21,450	967,394
Ultratech Stepper, Inc.*	4,950	145,382
UMB Financial Corp.	4,125	196,103
Umpqua Holdings Corp.	7,425	154,366
Unisource Energy Corp.	7,425	183,101
Unit Corp.*	9,900	233,145
United Auto Group, Inc.	4,125	129,113
United National Bancorp	4,950	176,864
United Natural Foods, Inc.*	4,950	177,755
United Online, Inc.*	10,725	180,073
United Rentals, Inc.*	20,625	397,237
United Stationers, Inc.*	8,250	337,589
United Surgical Partners International, Inc.*	4,125	138,105
United Therapeutics Corp.*	4,125	94,669
Universal Compression Holdings, Inc.*	7,425	194,238
Universal Corp.	6,600	291,522
Universal Forest Products, Inc.	4,125	132,743
Universal Health Realty Income Trust	19,800	595,979
Unizan Financial Corp.	5,775	116,944
Unova, Inc.*	12,375	284,006
Urban Outfitters, Inc.*	6,600	244,530
US Oncology, Inc.*	18,975	204,171
USEC, Inc.	22,275	187,110
USF Corp.	7,425	253,861
USG Corp.*	9,900	164,043
ValueClick, Inc.*	18,150	164,802
Varian Semiconductor Equipment Associates, Inc.*	13,200	576,707
Varian, Inc.*	10,725	447,554
VCA Antech, Inc.*	8,250	255,585
Veeco Instruments, Inc.*	5,775	162,855
Ventana Medical Systems, Inc.*	3,300	130,020
Ventas, Inc.	21,450	471,900
Vertex Pharmaceuticals, Inc.*	20,625	210,994
Viasys Healthcare, Inc.*	8,250	169,950
Vicuron Pharmaceuticals, Inc.*	12,375	230,794
Vignette Corp.*	57,750	131,093
Vintage Petroleum, Inc.	13,200	158,796
Visteon Corp.	35,475	369,295
VISX, Inc.*	18,975	439,270
Vitesse Semiconductor Corp.*	56,925	334,150
W Holding Co., Inc.	18,149	337,753

Common Stocks, continued

	Shares	Value
W-H Energy Services, Inc.*	5,775	$93,555
Wabash National Corp.*	6,600	193,380
Wabtec Corp.	8,250	140,580
Washington Group International, Inc.*	6,600	224,202
Washington REIT	13,200	385,440
Waste Connections, Inc.*	7,425	280,442
Watson Wyatt & Company Holdings*	9,075	219,161
Wausau-Mosinee Paper Corp.	9,900	133,848
Waypoint Financial Corp.	10,725	232,625
WD-40 Co.	4,125	145,860
WebEx Communications, Inc.*	6,600	132,660
webMethods, Inc.*	12,375	113,231
Websense, Inc.*	4,950	144,738
Weis Markets, Inc.	2,475	89,843
Wesbanco, Inc.	7,425	205,598
Westar Energy, Inc.	18,150	367,538
Westcorp	3,300	120,615
Western Wireless Corp.—Class A*	14,025	257,499
WFS Financial, Inc.*	3,300	140,118
White Electronic Designs Corp.*	66,825	588,059
Wilson Greatbatch Technologies, Inc.*	10,725	453,345
Wind River Systems, Inc.*	18,975	166,221
Winnebago Industries, Inc.	3,300	226,875
Wintrust Financial Corp.	4,125	186,038
Wireless Facilities, Inc.*	7,425	110,336
WMS Industries, Inc.*	11,550	302,610
Wolverine World Wide, Inc.	15,675	319,457
Woodward Governor Co.	1,650	93,770
Wright Medical Group, Inc.*	7,425	226,017
Yankee Candle Co., Inc.*	8,250	225,473
Yellow Roadway Corp.*	9,546	345,276
York International Corp.	13,200	485,759
Zale Corp.*	8,250	438,900
Zoran Corp.*	24,750	430,403

TOTAL COMMON STOCKS (Cost $205,096,966)		213,235,751

U.S. Government Agency Obligations (22.1%)

	Principal Amount
Federal National Mortgage Association, 0.50%, 01/02/04	$60,787,000	60,786,156

TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS (Cost $60,786,156)		60,786,156

TOTAL INVESTMENT SECURITIES (Cost $265,883,122)—99.7%		274,021,907
Net other assets (liabilities)—0.3%		817,558

NET ASSETS—100.0%		$274,839,465

See accompanying notes to the financial statements.

17

PROFUNDS Small-Cap ProFund	Schedule of Portfolio Investments December 31, 2003

Futures Contracts Purchased

	Contracts	Unrealized Appreciation (Depreciation)
E-Mini Russell 2000 Futures Contract expiring March 2004 (Underlying face amount at value $12,454,400)	224	$ 65,536
Russell 2000 Futures Contract expiring March 2004 (Underlying face amount at value $34,750,000)	125	$699,438
Swap Agreements

	Units	Unrealized Appreciation (Depreciation)
Equity Index Swap Agreement based on the Russell 2000 Index expiring 02/27/04 (Underlying notional amount at value $14,558,860)	26,142	$59,160
Equity Index Swap Agreement based on the Russell 2000 Index expiring 03/26/04 (Underlying notional amount at value $103,157)	185	$ 419

*	Non-income producing security
ADR	American Depositary Receipt
(a)	Escrowed Security

Small-Cap ProFund invested, as a percentage of net assets, in the following industries, as of December 31, 2003:

Advertising	0.4%
Aerospace/Defense	1.0%
Agriculture	0.2%
Airlines	0.8%
Apparel	1.0%
Auto Manufacturers	0.2%
Auto Parts & Equipment	0.9%
Banks	4.4%
Biotechnology	1.4%
Building Materials	0.6%
Chemicals	2.2%
Coal	0.4%
Commercial Services	2.6%
Computers	2.0%
Distribution/Wholesale	0.6%
Diversified Financial Services	1.0%
Electric	1.7%

Electrical Components & Equipment	0.6%
Electronics	3.2%
Engineering & Construction	0.5%
Entertainment	0.9%
Environmental Control	0.3%
Food	1.1%
Forest Products & Paper	0.4%
Gas	0.9%
Hand/Machine Tools	0.4%
Healthcare—Products	2.9%
Healthcare—Services	1.7%
Home Builders	0.8%
Household Products/Wares	1.1%
Housewares	0.2%
Insurance	1.8%
Internet	2.2%
Iron/Steel	0.5%
Leisure Time	0.4%
Lodging	0.4%
Machinery—Construction & Mining	0.3%
Machinery—Diversified	1.2%
Media	0.9%
Metal Fabricate/Hardware	0.8%
Mining	0.3%
Miscellaneous Manufacturing	1.4%
Office/Business Equipment	0.1%
Oil & Gas	2.2%
Oil & Gas Services	0.7%
Packaging & Containers	0.1%
Pharmaceuticals	3.3%
Pipelines	0.1%
Real Estate	0.2%
Real Estate Investment Trust	6.0%
Retail	5.4%
Savings & Loans	2.1%
Semiconductors	3.5%
Software	3.1%
Telecommunications	2.8%
Textiles	0.1%
Transportation	1.1%
Trucking & Leasing	0.1%
Water	0.1%
Other**	22.4%

**	Including debt securities, repurchase agreements, options purchased, and net other assets (liabilities).

See accompanying notes to the financial statements.

18

PROFUNDS OTC ProFund	Schedule of Portfolio Investments December 31, 2003

Common Stocks (91.7%)

	Shares	Value
Adobe Systems, Inc.	17,451	$685,824
Altera Corp.*	41,273	936,897
Amazon.com, Inc.*	20,221	1,064,433
American Power Conversion Corp.	15,235	372,496
Amgen, Inc.*	45,982	2,841,687
Apollo Group, Inc.—Class A*	13,573	922,964
Apple Computer, Inc.*	38,780	828,729
Applied Materials, Inc.*	65,095	1,461,382
ATI Technologies, Inc.*	18,282	276,424
BEA Systems, Inc.*	28,531	350,931
Bed Bath & Beyond, Inc.*	30,470	1,320,875
Biogen Idec, Inc.*	28,808	1,059,558
Biomet, Inc.	26,315	958,129
Broadcom Corp.—Class A*	15,789	538,247
C.H. Robinson Worldwide, Inc.	6,371	241,525
Career Education Corp.*	7,756	310,783
CDW Corp.	6,648	383,988
Cephalon, Inc.*	3,878	187,734
Check Point Software Technologies, Ltd.*	18,559	312,162
Chiron Corp.*	19,944	1,136,609
Cintas Corp.	15,789	791,503
Cisco Systems, Inc.*	188,360	4,575,265
Citrix Systems, Inc.*	14,958	317,259
Comcast Corp.—Special Class A*	72,574	2,385,507
Compuware Corp.*	18,005	108,750
Comverse Technology, Inc.*	14,958	263,111
Costco Wholesale Corp.*	18,559	690,024
Dell, Inc.*	71,466	2,426,985
DENTSPLY International, Inc.	5,817	262,754
Dollar Tree Stores, Inc.*	8,310	249,799
eBay, Inc.*	36,564	2,361,670
EchoStar Communications Corp.—Class A*	19,390	659,260
Electronic Arts, Inc.*	22,714	1,085,276
Expeditors International of Washington, Inc.	7,756	292,091
Express Scripts, Inc.—Class A*	5,263	349,621
Fastenal Co.	5,540	276,668
First Health Group Corp.*	7,479	145,541
Fiserv, Inc.*	18,559	733,266
Flextronics International, Ltd.*	43,489	645,376
Garmin, Ltd.	7,479	407,456
Gentex Corp.	6,094	269,111
Genzyme Corp.—General Division*	21,329	1,052,373
Gilead Sciences, Inc.*	15,235	885,763
Henry Schein, Inc.*	3,047	205,916
Intel Corp.	172,848	5,565,705
InterActiveCorp*	57,893	1,964,310
Intersil Corp.—Class A	10,526	261,571
Intuit, Inc.*	19,667	1,040,581
Invitrogen Corp.*	3,601	252,070
JDS Uniphase Corp.*	121,603	443,851
Juniper Networks, Inc.*	19,390	362,205
KLA-Tencor Corp.*	17,728	1,040,102
Lam Research Corp.*	10,249	331,043
Lamar Advertising Co.*	6,371	237,766
Level 3 Communications, Inc.*	50,691	288,939
Lincare Holdings, Inc.*	7,202	216,276
Linear Technology Corp.	32,132	1,351,793
Marvell Technology Group, Ltd.*	9,141	346,718
Maxim Integrated Products, Inc.	34,902	1,738,119

Common Stocks, continued

	Shares	Value
MedImmune, Inc.*	20,498	$520,649
Mercury Interactive Corp.*	7,202	350,305
Microchip Technology, Inc.	13,019	434,314
Microsoft Corp.	281,986	7,765,895
Millennium Pharmaceuticals, Inc.*	24,930	465,443
Molex, Inc.	7,479	260,942
Network Appliance, Inc.*	27,423	562,994
Nextel Communications, Inc.—Class A*	103,321	2,899,187
Novellus Systems, Inc.*	11,911	500,858
NVIDIA Corp.*	13,296	309,132
Oracle Corp.*	165,092	2,179,215
PACCAR, Inc.	9,972	848,817
PanAmSat Corp.*	15,512	334,439
Patterson Dental Co.*	4,986	319,902
Patterson-UTI Energy, Inc.*	6,371	209,733
Paychex, Inc.	27,423	1,020,136
PeopleSoft, Inc.*	39,334	896,815
Petsmart, Inc.	10,803	257,111
Pixar Animation Studios*	4,155	287,900
QLogic Corp.*	7,479	385,916
Qualcomm, Inc.	73,128	3,943,793
Research In Motion, Ltd.*	6,094	407,262
Ross Stores, Inc.	11,634	307,487
Ryanair Holdings PLC—ADR*	4,709	238,464
Sandisk Corp.*	5,540	338,716
Sanmina-SCI Corp.*	41,550	523,946
Siebel Systems, Inc.*	44,320	614,718
Sigma-Aldrich Corp.	5,263	300,938
Smurfit-Stone Container Corp.*	18,559	344,641
Staples, Inc.*	25,207	688,151
Starbucks Corp.*	41,550	1,373,642
Sun Microsystems, Inc.*	106,368	477,592
Symantec Corp.*	24,376	844,628
Synopsys, Inc.*	11,080	374,061
Tellabs, Inc.*	18,005	151,782
Teva Pharmaceutical Industries, Ltd.—ADR	14,681	832,560
VeriSign, Inc.*	17,451	284,451
Veritas Software Corp.*	33,240	1,235,198
Whole Foods Market, Inc.*	4,432	297,520
Xilinx, Inc.*	34,625	1,341,373
Yahoo!, Inc.*	24,099	1,088,552

TOTAL COMMON STOCKS (Cost $67,029,937)		89,891,949

U.S. Government Agency Obligations (7.6%)

	Principal Amount
Federal National Mortgage Association, 0.50%, 01/02/04	$7,439,000	7,438,897

TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS (Cost $7,438,897)		7,438,897

TOTAL INVESTMENT SECURITIES (Cost $74,468,834)—99.3%		97,330,846
Net other assets (liabilities)—0.7%		692,191

NET ASSETS—100.0%		$98,023,037

See accompanying notes to the financial statements.

19

PROFUNDS OTC ProFund	Schedule of Portfolio Investments December 31, 2003

Futures Contracts Purchased

	Contracts	Unrealized Appreciation (Depreciation)
E-Mini NASDAQ Futures Contract expiring March 2004 (Underlying face amount at value $4,333,440)	148	$100,507
NASDAQ Futures Contract expiring March 2004 (Underlying face amount at value $3,806,400)	26	$130,283

*	Non-income producing security
ADR	American Depositary Receipt

OTC ProFund invested, as a percentage of net assets, in the following industries, as of December 31, 2003:

Advertising	0.2%
Airlines	0.2%
Auto Manufacturers	0.9%
Biotechnology	6.9%
Chemicals	0.3%

Commercial Services	2.4%
Computers	6.8%
Distribution/Wholesale	0.7%
Electrical Components & Equipment	0.6%
Electronics	1.9%
Food	0.3%
Healthcare—Products	1.8%
Healthcare—Services	0.2%
Internet	8.1%
Media	2.4%
Oil & Gas	0.2%
Packaging & Containers	0.4%
Pharmaceuticals	2.8%
Retail	5.0%
Semiconductors	17.3%
Software	16.8%
Telecommunications	14.2%
Textiles	0.8%
Transportation	0.5%
Other**	8.3%

**	Including debt securities, repurchase agreements, options purchased, and net other assets (liabilities).

See accompanying notes to the financial statements.

20

PROFUNDS Large-Cap Value ProFund	Schedule of Portfolio Investments December 31, 2003

Common Stocks (101.2%)

	Shares	Value
ACE, Ltd.	1,752	$72,568
ADC Telecommunications, Inc.*	4,818	14,309
Advanced Micro Devices, Inc.*	2,190	32,631
Aetna, Inc.	876	59,200
AFLAC, Inc.	3,066	110,928
Air Products & Chemicals, Inc.	1,314	69,419
Alberto-Culver Co.—Class B	438	27,629
Albertson’s, Inc.	2,190	49,604
Alcoa, Inc.	5,256	199,729
Allegheny Energy, Inc.*	657	8,383
Allegheny Technologies, Inc.	438	5,790
Allied Waste Industries, Inc.*	1,971	27,357
Allstate Corp.	4,161	179,006
Alltel Corp.	1,971	91,809
Ambac Financial Group, Inc.	657	45,589
Amerada Hess Corp.	438	23,288
Ameren Corp.	876	40,296
American Electric Power, Inc.	2,409	73,499
American Greetings Corp.—Class A*	438	9,579
American International Group, Inc.	15,549	1,030,587
American Power Conversion Corp.	1,095	26,773
AmerisourceBergen Corp.	657	36,891
AmSouth Bancorp	2,190	53,655
Anadarko Petroleum Corp.	1,533	78,198
Andrew Corp.*	876	10,083
Anthem, Inc.*	876	65,700
AON Corp.	1,971	47,186
Apache Corp.	876	71,044
Apartment Investment & Management Co. —Class A	657	22,667
Apple Computer, Inc.*	2,190	46,800
Applera Corp.—Applied Biosystems Group	1,314	27,213
Applied Micro Circuits Corp.*	1,752	10,477
Archer-Daniels-Midland Co.	3,942	59,997
Ashland, Inc.	438	19,298
AT&T Corp.	4,818	97,805
AT&T Wireless Services, Inc.*	16,206	129,486
AutoNation, Inc.*	1,752	32,184
Baker Hughes, Inc.	1,971	63,387
Bank of America Corp.	8,979	722,180
Bank of New York Company, Inc.	4,599	152,319
Bank One Corp.	6,789	309,511
Bausch & Lomb, Inc.	219	11,366
BB&T Corp.	3,285	126,932
Bear Stearns Cos., Inc.	657	52,527
Becton, Dickinson & Co.	1,533	63,068
BellSouth Corp.	11,169	316,083
Bemis Company, Inc.	219	10,950
Big Lots, Inc.*	657	9,336
BJ Services Co.*	876	31,448
BMC Software, Inc.*	1,314	24,506
Boise Cascade Corp.	438	14,393
Brunswick Corp.	657	20,912
Burlington Northern Santa Fe Corp.	2,190	70,847
Burlington Resources, Inc.	1,095	60,641
Calpine Corp.*	2,409	11,587
Capital One Financial Corp.	1,314	80,535
Carnival Corp.	3,723	147,915

Common Stocks, continued

	Shares	Value
Caterpillar, Inc.	2,190	$181,814
Cendant Corp.	6,132	136,560
CenterPoint Energy, Inc.	1,752	16,977
Centex Corp.	438	47,150
CenturyTel, Inc.	876	28,575
Charter One Financial, Inc.	1,314	45,399
ChevronTexaco Corp.	6,351	548,663
Chubb Corp.	1,095	74,570
CIENA Corp.*	2,847	18,904
CIGNA Corp.	876	50,370
Cincinnati Financial Corp.	876	36,687
Cinergy Corp.	1,095	42,497
Circuit City Stores, Inc.	1,314	13,311
Citigroup, Inc.	30,879	1,498,866
Citizens Communications Co.*	1,752	21,760
Clear Channel Communications, Inc.	3,723	174,348
CMS Energy Corp.*	876	7,464
Coca-Cola Enterprises, Inc.	2,628	57,474
Comcast Corp.—Special Class A*	13,578	446,309
Comerica, Inc.	1,095	61,386
Computer Associates International, Inc.	3,504	95,800
Computer Sciences Corp.*	1,095	48,432
Compuware Corp.*	2,409	14,550
Comverse Technology, Inc.*	1,095	19,261
ConAgra Foods, Inc.	3,285	86,691
Concord EFS, Inc.*	2,847	42,249
ConocoPhillips	4,161	272,837
Consolidated Edison, Inc.	1,314	56,515
Constellation Energy Group, Inc.	1,095	42,880
Convergys Corp.*	876	15,295
Cooper Industries, Ltd.—Class A	657	38,060
Cooper Tire & Rubber Co.	438	9,364
Coors (Adolph) Co.—Class B	219	12,286
Corning, Inc.*	7,884	82,230
Costco Wholesale Corp.*	2,847	105,851
Countrywide Credit Industries, Inc.	1,095	83,056
Crane Co.	438	13,464
CSX Corp.	1,314	47,225
Cummins, Inc.	219	10,718
CVS Corp.	2,409	87,013
Dana Corp.	876	16,075
Danaher Corp.	876	80,373
Darden Restaurants, Inc.	1,095	23,039
Deere & Co.	1,533	99,721
Delta Air Lines, Inc.	657	7,759
Devon Energy Corp.	1,314	75,240
Dillard’s, Inc.—Class A	438	7,209
Dominion Resources, Inc.	1,971	125,809
Donnelley (R.R.) & Sons Co.	657	19,809
Dover Corp.	1,314	52,232
DTE Energy Co.	1,095	43,143
Duke Energy Corp.	5,475	111,964
Dynegy, Inc.—Class A*	2,190	9,373
Eastman Chemical Co.	438	17,314
Eastman Kodak Co.	1,752	44,974
Eaton Corp.	438	47,295
Edison International*	1,971	43,224
El Paso Corp.	3,723	30,491
Electronic Data Systems Corp.	2,847	69,865

See accompanying notes to the financial statements.

21

PROFUNDS Large-Cap Value ProFund	Schedule of Portfolio Investments December 31, 2003

Common Stocks, continued

	Shares	Value
Engelhard Corp.	657	$19,677
Entergy Corp.	1,314	75,069
EOG Resources, Inc.	657	30,334
Equity Office Properties Trust	2,409	69,017
Equity Residential Properties Trust	1,752	51,702
Exelon Corp.	1,971	130,796
Exxon Mobil Corp.	39,639	1,625,198
Federated Department Stores, Inc.	1,095	51,607
FedEx Corp.	1,752	118,259
First Tennessee National Corp.	657	28,974
FirstEnergy Corp.	1,971	69,379
Fiserv, Inc.*	1,095	43,263
Fleet Boston Financial Corp.	6,351	277,221
Fluor Corp.	438	17,362
Ford Motor Co.	10,950	175,200
Fortune Brands, Inc.	876	62,625
FPL Group, Inc.	1,095	71,635
Franklin Resources, Inc.	1,533	79,808
Freddie Mac	4,161	242,670
Gannett Co., Inc.	1,533	136,682
Gateway, Inc.*	1,971	9,067
General Dynamics Corp.	1,095	98,977
General Mills, Inc.	2,190	99,207
General Motors Corp.	3,285	175,419
Genuine Parts Co.	1,095	36,354
Genzyme Corp.—General Division*	1,314	64,833
Georgia Pacific Corp.	1,533	47,017
Golden West Financial Corp.	876	90,394
Goldman Sachs Group, Inc.	2,847	281,084
Goodrich Corp.	657	19,506
Goodyear Tire & Rubber Co.*	1,095	8,607
Grainger (W.W.), Inc.	438	20,757
Great Lakes Chemical Corp.	219	5,955
Halliburton Co.	2,628	68,329
Harrah’s Entertainment, Inc.	657	32,699
Hartford Financial Services Group, Inc.	1,752	103,421
Hasbro, Inc.	1,095	23,302
HCA, Inc.	3,066	131,716
Health Management Associates, Inc. —Class A	1,533	36,792
Hewlett-Packard Co.	18,177	417,525
Hilton Hotels Corp.	2,190	37,515
Home Depot, Inc.	13,578	481,884
Honeywell International, Inc.	5,256	175,708
Humana, Inc.*	876	20,017
Huntington Bancshares, Inc.	1,314	29,565
Illinois Tool Works, Inc.	1,752	147,010
Ingersoll-Rand Co.—Class A	1,095	74,329
International Paper Co.	2,847	122,734
Interpublic Group of Companies, Inc.*	2,409	37,580
ITT Industries, Inc.	657	48,756
J.P. Morgan Chase & Co.	12,264	450,457
Jabil Circuit, Inc.*	1,095	30,989
Janus Capital Group, Inc.	1,533	25,157
JDS Uniphase Corp.*	8,541	31,175
Jefferson-Pilot Corp.	876	44,369
John Hancock Financial Services, Inc.	1,752	65,700
Johnson Controls, Inc.	438	50,860
Jones Apparel Group, Inc.	657	23,146
KB Home	219	15,882

Common Stocks, continued

	Shares	Value
Kerr-McGee Corp.	657	$30,544
KeyCorp	2,409	70,632
KeySpan Corp.	876	32,237
Kinder Morgan, Inc.	657	38,829
King Pharmaceuticals, Inc.*	1,533	23,394
Kroger Co.*	4,380	81,074
Leggett & Platt, Inc.	1,095	23,685
Lehman Brothers Holdings, Inc.	1,533	118,378
Limited, Inc.	3,066	55,280
Lincoln National Corp.	1,095	44,205
Liz Claiborne, Inc.	657	23,297
Lockheed Martin Corp.	2,628	135,080
Loews Corp.	1,095	54,148
Louisiana-Pacific Corp.*	657	11,747
LSI Logic Corp.*	2,190	19,425
Manor Care, Inc.	438	15,142
Marathon Oil Corp.	1,752	57,974
Marriott International, Inc.—Class A	1,314	60,706
Marshall & Ilsley Corp.	1,314	50,261
Masco Corp.	2,847	78,037
Mattel, Inc.	2,628	50,641
May Department Stores Co.	1,752	50,931
MBIA, Inc.	876	51,885
MBNA Corp.	7,665	190,475
McDonald’s Corp.	7,665	190,322
McKesson Corp.	1,752	56,344
MeadWestvaco Corp.	1,095	32,576
Medco Health Solutions, Inc.*	1,533	52,107
MedImmune, Inc.*	1,533	38,938
Mellon Financial Corp.	2,628	84,385
Merrill Lynch & Co., Inc.	5,694	333,953
MetLife, Inc.	4,599	154,848
MGIC Investment Corp.	657	37,410
Micron Technology, Inc.*	3,723	50,149
Molex, Inc.	1,095	38,204
Monsanto Co.	1,533	44,119
Morgan Stanley Dean Witter & Co.	6,570	380,206
Motorola, Inc.	14,016	197,205
Nabors Industries, Ltd.*	876	36,354
National City Corp.	3,723	126,359
NCR Corp.*	657	25,492
Newell Rubbermaid, Inc.	1,752	39,893
Newmont Mining Corp.	2,628	127,747
NICOR, Inc.	219	7,455
NiSource, Inc.	1,533	33,634
Noble Corp.*	876	31,343
Nordstrom, Inc.	876	30,047
Norfolk Southern Corp.	2,409	56,973
Northern Trust Corp.	1,314	60,996
Northrop Grumman Corp.	1,095	104,682
Novellus Systems, Inc.*	876	36,836
Nucor Corp.	438	24,529
NVIDIA Corp.*	876	20,367
Occidental Petroleum Corp.	2,409	101,756
Office Depot, Inc.*	1,971	32,935
PACCAR, Inc.	657	55,924
Pactiv Corp.*	876	20,936
Pall Corp.	657	17,627
Parker Hannifin Corp.	657	39,091
Penney (J.C.) Co.	1,533	40,287

See accompanying notes to the financial statements.

22

PROFUNDS Large-Cap Value ProFund	Schedule of Portfolio Investments December 31, 2003

Common Stocks, continued

	Shares	Value
Peoples Energy Corp.	219	$9,207
PeopleSoft, Inc.*	2,190	49,933
PerkinElmer, Inc.	657	11,215
PG&E Corp.*	2,409	66,898
Phelps Dodge Corp.*	438	33,327
Pinnacle West Capital Corp.	438	17,529
Plum Creek Timber Company, Inc.	1,095	33,343
PNC Financial Services Group	1,752	95,887
Power-One, Inc.*	438	4,744
PPG Industries, Inc.	1,095	70,102
PPL Corp.	1,095	47,906
Principal Financial Group, Inc.	1,971	65,181
Progress Energy, Inc.	1,533	69,384
Progressive Corp.	1,314	109,837
Prologis Trust	1,095	35,139
Providian Financial Corp.*	1,752	20,393
Prudential Financial, Inc.	3,285	137,214
Public Service Enterprise Group, Inc.	1,314	57,553
Pulte Homes, Inc.	438	41,006
Quest Diagnostics, Inc.*	657	48,033
R.J. Reynolds Tobacco Holdings	438	25,470
Raytheon Co.	2,409	72,366
Reebok International, Ltd.	438	17,222
Regions Financial Corp.	1,314	48,881
Rockwell International Corp.	1,095	38,982
Rohm & Haas Co.	1,314	56,121
Rowan Companies, Inc.*	657	15,223
Ryder System, Inc.	438	14,958
Sabre Holdings Corp.	876	18,913
SAFECO Corp.	876	34,103
Safeway, Inc.*	2,628	57,579
Sanmina-SCI Corp.*	3,066	38,662
SBC Communications, Inc.	19,929	519,549
Schering-Plough Corp.	8,760	152,335
Schwab (Charles) Corp.	8,103	95,940
Scientific-Atlanta, Inc.	876	23,915
Sears, Roebuck & Co.	1,533	69,736
Sempra Energy	1,314	39,498
Sherwin-Williams Co.	876	30,432
Siebel Systems, Inc.*	3,066	42,525
Simon Property Group, Inc.	1,095	50,742
Snap-on, Inc.	438	14,121
Solectron Corp.*	5,037	29,769
Southern Co.	4,380	132,494
SouthTrust Corp.	1,971	64,511
Southwest Airlines Co.	4,818	77,763
Sprint Corp. (FON Group)	5,475	89,900
St. Paul Companies, Inc.	1,314	52,100
Stanley Works	438	16,587
Starwood Hotels & Resorts Worldwide, Inc.	1,314	47,265
State Street Corp.	1,971	102,650
Sun Microsystems, Inc.*	19,710	88,498
SunGard Data Systems, Inc.*	1,752	48,548
Sunoco, Inc.	438	22,404
SunTrust Banks, Inc.	1,752	125,268
SuperValu, Inc.	876	25,045
Symbol Technologies, Inc.	1,314	22,193
Target Corp.	5,475	210,240
TECO Energy, Inc.	1,095	15,779
Tektronix, Inc.	438	13,841

Common Stocks, continued

	Shares	Value
Tellabs, Inc.*	2,409	$20,308
Temple-Inland, Inc.	219	13,725
Tenet Healthcare Corp.*	2,847	45,694
Textron, Inc.	876	49,985
The Pepsi Bottling Group, Inc.	1,533	37,068
Thermo Electron Corp.*	876	22,075
Thomas & Betts Corp.	438	10,026
Time Warner, Inc.*	27,156	488,536
Torchmark Corp.	657	29,920
Toys R Us, Inc.*	1,314	16,609
Transocean Sedco Forex, Inc.*	1,971	47,324
Travelers Property Casualty Corp. —Class B	6,132	104,060
Tribune Co.	1,971	101,704
TXU Corp.	1,971	46,752
Tyco International, Ltd.	12,045	319,193
U.S. Bancorp	11,607	345,656
Union Pacific Corp.	1,533	106,513
Union Planters Corp.	1,095	34,482
United States Steel Corp.	657	23,008
Univision Communications, Inc.—Class A*	1,971	78,229
Unocal Corp.	1,533	56,460
UnumProvident Corp.	1,752	27,629
Verizon Communications, Inc.	16,644	583,871
VF Corp.	657	28,409
Viacom, Inc.—Class B	10,512	466,523
Visteon Corp.	876	9,119
Vulcan Materials Co.	657	31,253
Wachovia Corp.	7,884	367,315
Walt Disney Co.	12,264	286,119
Washington Mutual, Inc.	5,475	219,657
Waste Management, Inc.	3,504	103,719
Watson Pharmaceuticals, Inc.*	657	30,222
Wellpoint Health Networks, Inc.*	876	84,963
Wells Fargo & Co.	10,074	593,257
Wendy’s International, Inc.	657	25,781
Weyerhaeuser Co.	1,314	84,096
Williams Companies, Inc.	3,066	30,108
Winn-Dixie Stores, Inc.	876	8,716
Worthington Industries, Inc.	438	7,897
Xcel Energy, Inc.	2,409	40,905
Xerox Corp.*	4,818	66,488
XL Capital, Ltd.—Class A	876	67,934
Zions Bancorp	438	26,863

TOTAL COMMON STOCKS (Cost $29,075,317)		30,989,308

U.S. Government Agency Obligations (0.2%)

	Principal Amount
Federal National Mortgage Association, 0.50%, 01/02/04	$66,000	65,999

TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS (Cost $65,999)		65,999

TOTAL INVESTMENT SECURITIES (Cost $29,141,316)—101.4%		31,055,307
Net other assets (liabilities)—(1.4)%		(437,069)

NET ASSETS—100.0%		$30,618,238

See accompanying notes to the financial statements.

23

PROFUNDS Large-Cap Value ProFund	Schedule of Portfolio Investments December 31, 2003

Futures Contracts Purchased

	Contracts	Unrealized Appreciation (Depreciation)
E-Mini S&P 500 Futures Contract expiring March 2004 (Underlying face amount at value $110,750)	2	$3,642

*	Non-income producing security

Large-Cap Value ProFund invested, as a percentage of net assets, in the following industries, as of December 31, 2003:

Advertising	0.1%
Aerospace/Defense	1.4%
Agriculture	0.2%
Airlines	0.3%
Apparel	0.3%
Auto Manufacturers	1.3%
Auto Parts & Equipment	0.3%
Banks	13.2%
Beverages	0.3%
Biotechnology	0.2%
Building Materials	0.4%
Chemicals	0.9%
Commercial Services	0.9%
Computers	2.5%
Cosmetics/Personal Care	0.1%
Distribution/Wholesale	0.2%
Diversified Financial Services	12.9%
Electric	4.9%
Electrical Components & Equipment	0.2%
Electronics	0.8%
Engineering & Construction	0.1%
Environmental Control	0.4%
Food	1.5%

Forest Products & Paper	1.2%
Gas	0.3%
Hand/Machine Tools	0.1%
Healthcare—Products	0.2%
Healthcare—Services	1.7%
Home Builders	0.3%
Home Furnishings	0.1%
Household Products/Wares	0.2%
Housewares	0.1%
Insurance	9.2%
Iron/Steel	0.2%
Leisure Time	0.6%
Lodging	0.6%
Machinery—Diversified	0.7%
Machinery—Construction & Mining	0.6%
Media	7.1%
Mining	1.2%
Miscellaneous Manufacturing	3.5%
Office/Business Equipment	0.2%
Oil & Gas	10.4%
Oil & Gas Services	0.5%
Packaging & Containers	0.1%
Pharmaceuticals	1.1%
Pipelines	0.4%
Real Estate Investment Trust	0.7%
Retail	5.0%
Savings & Loans	1.0%
Semiconductors	0.6%
Software	0.9%
Telecommunication	7.5%
Toys/Games/Hobbies	0.2%
Transportation	1.3%
Other**	(1.2)%

**	Including debt securities, repurchase agreements, options purchased, and net other assets (liabilities).

See accompanying notes to the financial statements.

24

PROFUNDS Large-Cap Growth ProFund	Schedule of Portfolio Investments December 31, 2003

Common Stocks (99.1%)

	Shares	Value
3M Co.	940	$79,928
Abbott Laboratories	1,880	87,608
Adobe Systems, Inc.	282	11,083
AES Corp.*	752	7,099
Agilent Technologies, Inc.*	564	16,491
Allergan, Inc.	141	10,830
Altera Corp.*	470	10,669
Altria Group, Inc.	2,444	133,002
American Express Co.	1,551	74,804
American Standard Cos.*	94	9,466
Amgen, Inc.*	1,551	95,852
Analog Devices, Inc.	423	19,310
Anheuser-Busch Companies, Inc.	987	51,995
Apollo Group, Inc.—Class A*	188	12,784
Applied Materials, Inc.*	2,021	45,371
Autodesk, Inc.	141	3,466
Automatic Data Processing, Inc.	705	27,925
AutoZone, Inc.*	94	8,010
Avaya, Inc.*	517	6,690
Avery Dennison Corp.	141	7,899
Avon Products, Inc.	282	19,032
Ball Corp.	47	2,800
Bard (C.R.), Inc.	47	3,819
Baxter International, Inc.	752	22,951
Bed Bath & Beyond, Inc.*	376	16,300
Best Buy Co., Inc.	376	19,642
Biogen Idec, Inc.*	376	13,829
Biomet, Inc.	329	11,979
Black & Decker Corp.	94	4,636
Block H & R, Inc.	235	13,012
Boeing Co.	987	41,592
Boston Scientific Corp.*	987	36,282
Bristol-Myers Squibb Co.	2,350	67,210
Broadcom Corp.—Class A*	376	12,818
Brown-Forman Corp.	94	8,784
Campbell Soup Co.	470	12,596
Cardinal Health, Inc.	517	31,620
Chiron Corp.*	235	13,393
Cintas Corp.	188	9,424
Cisco Systems, Inc.*	8,272	200,927
Citrix Systems, Inc.*	188	3,987
Clorox Co.	235	11,411
Coca-Cola Co.	2,961	150,271
Colgate-Palmolive Co.	658	32,933
Dell, Inc.*	3,055	103,748
Delphi Automotive Systems Corp.	658	6,718
Deluxe Corp.	47	1,943
Dollar General Corp.	423	8,879
Dow Chemical Co.	1,128	46,891
Dow Jones & Company, Inc.	94	4,686
Du Pont (E.I.) de Nemours	1,175	53,921
eBay, Inc.*	799	51,608
Ecolab, Inc.	329	9,005
Electronic Arts, Inc.*	376	17,965
Eli Lilly & Co.	1,363	95,860
EMC Corp.*	2,867	37,042
Emerson Electric Co.	517	33,476
Equifax, Inc.	188	4,606
Express Scripts, Inc.—Class A*	94	6,244
Family Dollar Stores, Inc.	188	6,745

Common Stocks, continued

	Shares	Value
Fannie Mae	1,175	$88,195
Federated Investors, Inc.—Class B	141	4,140
Fifth Third Bancorp	705	41,666
First Data Corp.	893	36,693
Forest Laboratories, Inc.*	423	26,141
Freeport-McMoRan Copper & Gold, Inc. —Class B	188	7,920
Gap, Inc.	1,081	25,090
General Electric Co.	12,032	372,752
Gillette Co.	1,222	44,884
Guidant Corp.	376	22,635
Harley-Davidson, Inc.	376	17,871
Heinz (H.J.) Co.	423	15,410
Hercules, Inc.*	141	1,720
Hershey Foods Corp.	141	10,856
IMS Health, Inc.	282	7,011
Intel Corp.	7,849	252,739
International Business Machines Corp.	2,068	191,661
International Flavors & Fragrances, Inc.	94	3,282
International Game Technology	423	15,101
Intuit, Inc.*	235	12,434
Johnson & Johnson	3,572	184,529
Kellogg Co.	470	17,898
Kimberly-Clark Corp.	611	36,104
KLA-Tencor Corp.*	235	13,787
Knight Ridder, Inc.	94	7,273
Kohls Corp.*	423	19,010
Lexmark International Group, Inc.*	141	11,088
Linear Technology Corp.	376	15,818
Lowe’s Cos., Inc.	940	52,067
Lucent Technologies, Inc.*	5,029	14,282
Marsh & McLennan Companies, Inc.	658	31,512
Maxim Integrated Products, Inc.	376	18,725
Maytag Corp.	94	2,618
McCormick & Co., Inc.	188	5,659
McGraw-Hill Companies, Inc.	235	16,430
Medtronic, Inc.	1,457	70,825
Merck & Co., Inc.	2,679	123,771
Mercury Interactive Corp.*	94	4,572
Meredith Corp.	47	2,294
Microsoft Corp.	12,972	357,249
Millipore Corp.*	47	2,023
Monster Worldwide, Inc.*	141	3,096
Moody’s Corp.	188	11,383
National Semiconductor Corp.*	235	9,261
Navistar International Corp.*	94	4,502
Network Appliance, Inc.*	423	8,684
New York Times Co.—Class A	188	8,985
Nextel Communications, Inc.—Class A*	1,316	36,927
Nike, Inc.—Class B	329	22,523
North Fork Bancorp, Inc.	188	7,608
Novell, Inc.*	470	4,944
Omnicom Group	235	20,523
Oracle Corp.*	6,298	83,134
Parametric Technology Corp.*	329	1,296
Paychex, Inc.	470	17,484
PepsiCo, Inc.	2,068	96,410
Pfizer, Inc.	9,165	323,800
Pitney Bowes, Inc.	282	11,455
PMC-Sierra, Inc.*	188	3,788

See accompanying notes to the financial statements.

25

PROFUNDS Large-Cap Growth ProFund	Schedule of Portfolio Investments December 31, 2003

Common Stocks, continued

	Shares	Value
Praxair, Inc.	376	$14,363
Procter & Gamble Co.	1,551	154,914
QLogic Corp.*	94	4,850
Qualcomm, Inc.	940	50,694
Qwest Communications International, Inc.*	2,115	9,137
RadioShack Corp.	188	5,768
Robert Half International, Inc.*	188	4,388
Rockwell Collins, Inc.	235	7,057
Sara Lee Corp.	940	20,407
Schlumberger, Ltd.	705	38,578
Sealed Air Corp.*	94	5,089
Sigma-Aldrich Corp.	94	5,375
SLM Corp.	564	21,252
Sprint Corp. (PCS Group)*	1,222	6,868
St. Jude Medical, Inc.*	188	11,534
Staples, Inc.*	611	16,680
Starbucks Corp.*	470	15,538
Stryker Corp.	235	19,977
Symantec Corp.*	376	13,028
Synovus Financial Corp.	376	10,874
Sysco Corp.	799	29,746
T. Rowe Price Group, Inc.	141	6,685
Teradyne, Inc.*	235	5,981
Texas Instruments, Inc.	2,068	60,758
Tiffany & Co.	188	8,498
TJX Companies, Inc.	611	13,473
Tupperware Corp.	47	815
Unisys Corp.*	376	5,584
United Parcel Service, Inc.—Class B	1,363	101,612
United Technologies Corp.	564	53,451
UnitedHealth Group, Inc.	705	41,017
UST, Inc.	188	6,710
Veritas Software Corp.*	517	19,212
Wal-Mart Stores, Inc.	5,217	276,761
Walgreen Co.	1,222	44,456
Waters Corp.*	141	4,676
Whirlpool Corp.	94	6,829
Wrigley (WM.) JR Co.	282	15,851
Wyeth	1,598	67,835
Xilinx, Inc.*	423	16,387
Yahoo!, Inc.*	799	36,091
YUM! Brands, Inc.*	376	12,934
Zimmer Holdings, Inc.*	282	19,853

TOTAL COMMON STOCKS (Cost $5,217,404)		6,143,991

U.S. Government Agency Obligations (0.8%)

	Principal Amount
Federal National Mortgage Association, 0.50%, 01/02/04	$49,000	48,999

TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS (Cost $48,999)		48,999

TOTAL INVESTMENT SECURITIES (Cost $5,266,403)—99.9%		6,192,990
Net other assets (liabilities)—0.1%		6,011

NET ASSETS—100.0%		$6,199,001

Futures Contracts Purchased

	Contracts	Unrealized Appreciation (Depreciation)
E-Mini S&P 500 Futures Contract expiring March 2004 (Underlying face amount at value $110,750)	2	$3,641

*	Non-income producing security

Large-Cap Growth ProFund invested, as a percentage of net assets, in the following industries, as of December 31, 2003:

Advertising	0.3%
Aerospace/Defense	1.6%
Agriculture	2.3%
Apparel	0.4%
Auto Manufacturers	0.1%
Auto Parts & Equipment	0.1%
Banks	1.0%
Beverages	5.0%
Biotechnology	2.0%
Building Materials	0.2%
Chemicals	2.2%
Commercial Services	1.1%
Computers	6.1%
Cosmetics/Personal Care	4.6%
Diversified Financial Services	3.1%
Electric	0.1%
Electrical Components & Equipment	0.5%
Electronics	0.3%
Entertainment	0.2%
Food	2.1%
Hand/Machine Tools	0.1%
Healthcare—Products	6.5%
Healthcare—Services	0.7%
Home Furnishings	0.2%
Household Products/Housewares	0.3%
Insurance	0.5%
Internet	1.7%
Leisure Time	0.3%
Media	0.6%
Mining	0.1%
Miscellaneous Manufacturing	7.3%
Office/Business Equipment	0.2%
Oil & Gas Services	0.6%
Packaging & Containers	0.1%
Pharmaceuticals	13.5%
Retail	8.9%
Semiconductors	7.9%
Software	9.2%
Telecommunications	5.3%
Textiles	0.2%
Transportation	1.6%
Other**	0.9%

**	Including debt securities, repurchase agreements, options purchased, and net other assets (liabilities).

See accompanying notes to the financial statements.

26

PROFUNDS Mid-Cap Value ProFund	Schedule of Portfolio Investments December 31, 2003

Common Stocks (99.8%)

	Shares	Value
3Com Corp.*	84,548	$690,757
Activision, Inc.*	20,218	367,968
Advanced Fibre Communications, Inc.*	19,299	388,875
Advent Software, Inc.*	7,352	128,145
AGCO Corp.*	17,461	351,664
AGL Resources, Inc.	14,704	427,886
Airgas, Inc.	16,542	355,322
Alaska Air Group, Inc.*	6,433	175,557
Albemarle Corp.	9,190	275,424
Alexander & Baldwin, Inc.	9,190	309,611
ALLETE, Inc.	20,218	618,671
Alliant Energy Corp.	24,813	617,844
Allmerica Financial Corp.*	11,947	367,609
AMB Property Corp.	18,380	604,334
American Eagle Outfitters, Inc.*	16,542	271,289
American Financial Group, Inc.	16,542	437,701
AmeriCredit Corp.*	35,841	570,947
Amerus Group Co.	9,190	321,374
Aquilla, Inc.*	44,112	149,540
Arch Coal, Inc.	11,947	372,388
Arrow Electronics, Inc.*	22,975	531,642
ArvinMeritor, Inc.	15,623	376,827
Ascential Software Corp.*	13,785	357,445
Associated Banc Corp.	16,542	705,516
Astoria Financial Corp.	18,380	683,736
Avnet, Inc.*	27,570	597,166
Bandag, Inc.	4,595	189,314
Banknorth Group, Inc.	36,760	1,195,803
Banta Corp.	5,514	223,317
Barnes & Noble, Inc.*	15,623	513,216
Belo (A.H.) Corp.—Class A	25,732	729,245
BJ’s Wholesale Club, Inc.*	15,623	358,704
Black Hills Corp.	7,352	219,310
Blyth, Inc.	10,109	325,712
Bob Evans Farms, Inc.	8,271	268,477
Borders Group, Inc.*	17,461	382,745
BorgWarner, Inc.	6,433	547,255
Bowater, Inc.	12,866	595,825
Boyd Gaming Corp.	14,704	237,323
Brink’s Co.	11,947	270,122
Cabot Corp.	13,785	438,915
Callaway Golf Co.	17,461	294,218
Carpenter Technology Corp.	5,514	163,049
CBRL Group, Inc.	11,028	421,931
Ceridian Corp.*	34,003	712,023
CheckFree Holdings Corp.*	18,380	508,207
CNF, Inc.	11,028	373,849
Colonial BancGroup, Inc.	28,489	493,429
Commscope, Inc.*	13,785	225,109
Community Health Systems*	22,056	586,248
Constellation Brands, Inc.*	23,894	786,830
Cooper Cameron Corp.*	11,947	556,730
Copart, Inc.*	20,218	333,597
Credence Systems Corp.*	14,704	193,505
Cree Research, Inc.*	16,542	292,628
Crompton Corp.	25,732	184,498
CSG Systems International, Inc.*	11,947	149,218
Cytec Industries, Inc.*	9,190	352,804
D.R. Horton, Inc.	35,841	1,550,482

Common Stocks, continued

	Shares	Value
Dean Foods Co.*	35,841	$1,178,093
Duquesne Light Holdings, Inc.	17,461	320,235
E*TRADE Group, Inc.*	83,629	1,057,907
Edwards (A.G.), Inc.	17,461	632,612
EGL, Inc.*	11,028	193,652
Emmis Communications Corp.*	12,866	348,025
Energy East Corp.	33,084	741,082
Ensco International, Inc.	34,003	923,862
Entercom Communications Corp.*	11,947	632,713
Everest Re Group, Ltd.	12,866	1,088,464
Extended Stay America, Inc.	22,056	319,371
Federal Signal Corp.	11,028	193,211
Ferro Corp.	9,190	250,060
Fidelity National Financial, Inc.	34,003	1,318,636
First American Financial Corp.	17,461	519,814
FirstMerit Corp.	19,299	520,494
Flowserve Corp.*	12,866	268,642
FMC Corp.*	8,271	282,289
Forest Oil Corp.*	11,947	341,326
Furniture Brands International, Inc.	12,866	377,360
GATX Corp.	11,028	308,563
Glatfelter (P.H.) Co.	10,109	125,857
Granite Construction, Inc.	9,190	215,873
Grant Prideco, Inc.*	27,570	358,961
Great Plains Energy, Inc.	15,623	497,124
Greater Bay Bancorp	11,947	340,251
GreenPoint Financial Corp.	30,327	1,071,150
Hanover Compressor Co.*	16,542	184,443
Harris Corp.	15,623	592,893
Harsco Corp.	9,190	402,706
Hawaiian Electric Industries, Inc.	8,271	391,797
HCC Insurance Holdings, Inc.	14,704	467,587
Helmerich & Payne, Inc.	11,028	308,012
Hibernia Corp.	34,922	821,016
Highwoods Properties, Inc.	11,947	303,454
Horace Mann Educators Corp.	10,109	141,223
Hospitality Properties Trust	14,704	606,981
IDACORP, Inc.	8,271	247,468
Imation Corp.	8,271	290,726
IMC Global, Inc.	26,651	264,644
Independence Community Bank Corp.	11,947	429,734
IndyMac Bancorp, Inc.	12,866	383,278
Internet Security Systems, Inc.*	11,028	207,657
Intersil Corp.—Class A	31,246	776,462
Interstate Bakeries Corp.	10,109	143,851
Investment Technology Group, Inc.*	11,028	178,102
JM Smucker Co.	11,028	499,458
Keane, Inc.*	14,704	215,267
Kelly Services, Inc.—Class A	8,271	236,054
KEMET Corp.*	19,299	264,203
Kennametal, Inc.	8,271	328,772
Korn/Ferry International*	8,271	110,335
L-3 Communications Holdings, Inc.*	22,056	1,132,796
LaBranche & Co., Inc.	13,785	160,871
Lattice Semiconductor Corp.*	25,732	249,086
Lear Corp.	15,623	958,159
Lee Enterprises, Inc.	10,109	441,258
Leucadia National Corp.	15,623	720,220
Liberty Property Trust	18,380	714,982
Longs Drug Stores Corp.	8,271	204,625

See accompanying notes to the financial statements.

27

PROFUNDS Mid-Cap Value ProFund	Schedule of Portfolio Investments December 31, 2003

Common Stocks, continued

	Shares	Value
Longview Fibre Co.	11,947	$147,545
Lubrizol Corp.	11,947	388,516
Lyondell Chemical Co.	40,436	685,391
M&T Bank Corp.	27,570	2,710,132
Mack-Cali Realty Corp.	12,866	535,483
Martin Marietta Materials	11,028	517,985
MDU Resources Group, Inc.	25,732	612,679
Media General, Inc.—Class A	5,514	358,961
Mercantile Bankshares Corp.	18,380	837,760
Millennium Pharmaceuticals, Inc.*	68,925	1,286,830
Minerals Technologies, Inc.	4,595	272,254
Modine Manufacturing Co.	7,352	198,357
Mohawk Industries, Inc.*	14,704	1,037,221
MONY Group, Inc.*	11,028	345,066
MPS Group, Inc.*	23,894	223,409
National Commerce Financial Corp.	46,869	1,278,586
National Fuel Gas Co.	18,380	449,207
National-Oilwell, Inc.*	19,299	431,526
Neiman Marcus Group, Inc.—Class A*	11,028	591,872
New Plan Excel Realty Trust, Inc.	22,056	544,122
Newport Corp.*	9,190	151,911
Noble Energy, Inc.	12,866	571,636
Northeast Utilities System	30,327	611,696
NSTAR	11,947	579,430
OGE Energy Corp.	20,218	489,073
Ohio Casualty Corp.*	13,785	239,308
Old Republic International Corp.	41,355	1,048,763
Omnicare, Inc.	22,975	927,960
ONEOK, Inc.	21,137	466,705
Overseas Shipholding Group, Inc.	8,271	281,628
PacifiCare Health Systems, Inc.*	9,190	621,244
Packaging Corp. of America	23,894	522,323
Park Place Entertainment Corp.*	68,925	746,457
Payless ShoeSource, Inc.*	15,623	209,348
Peabody Energy Corp.	11,947	498,309
Pentair, Inc.	11,028	503,979
Pepco Holdings, Inc.	38,598	754,205
PepsiAmericas, Inc.	33,084	566,398
Perrigo Co.	15,623	245,594
Pioneer Natural Resources Co.*	26,651	850,966
Plexus Corp.*	10,109	173,572
PMI Group, Inc.	22,056	821,145
PNM Resources, Inc.	9,190	258,239
Pogo Producing Co.	14,704	710,203
Polycom, Inc.*	22,975	448,472
Potlatch Corp.	6,433	223,675
Powerwave Technologies, Inc.*	14,704	112,486
Precision Castparts Corp.	13,785	625,977
Price Communications Corp.*	11,947	164,032
Pride International, Inc.*	31,246	582,425
Protective Life Corp.	15,623	528,682
Protein Design Labs, Inc.*	21,137	378,352
Provident Financial Group, Inc.	11,028	352,345
Puget Energy, Inc.	21,137	502,426
Quanta Services, Inc.*	26,651	194,552
Quantum Corp.*	40,436	126,160
Questar Corp.	19,299	678,360
Radian Group, Inc.	21,137	1,030,429
Raymond James Financial Corp.	11,028	415,756
Rayonier, Inc.	11,028	457,773

Common Stocks, continued

	Shares	Value
Republic Services, Inc.	35,841	$918,605
RPM, Inc.	26,651	438,676
Ruddick Corp.	10,109	180,951
Saks, Inc.*	31,246	469,940
SCANA Corp.	24,813	849,845
Scholastic Corp.*	9,190	312,828
Sensient Technologies Corp.	11,028	218,024
Sequa Corp.—Class A*	2,757	135,093
Sierra Pacific Resources*	26,651	195,618
Six Flags, Inc.*	21,137	158,950
Smithfield Foods, Inc.*	24,813	513,629
Sonoco Products Co.	22,056	543,019
Sovereign Bancorp, Inc.	66,168	1,571,489
SPX Corp.*	17,461	1,026,880
StanCorp Financial Group, Inc.	6,433	404,507
Storage Technology Corp.*	24,813	638,935
Superior Industries International, Inc.	6,433	279,964
Swift Transportation Co., Inc.*	19,299	405,665
Sylvan Learning Systems, Inc.*	10,109	291,038
Tech Data Corp.*	12,866	510,652
Tecumseh Products Co.	4,595	222,536
Teleflex, Inc.	9,190	444,153
Telephone & Data Systems, Inc.	12,866	804,768
The Scotts Co.—Class A*	7,352	434,944
Tidewater, Inc.	13,785	411,896
Toll Brothers, Inc.*	16,542	657,710
Triad Hospitals, Inc.*	17,461	580,927
Trinity Industries, Inc.	10,109	311,762
TriQuint Semiconductor, Inc.*	30,327	214,412
Tyson Foods, Inc.—Class A	79,953	1,058,578
Unifi, Inc.*	11,947	77,058
United Rentals, Inc.*	17,461	336,299
Unitrin, Inc.	15,623	646,948
Universal Corp.	5,514	243,553
Valero Energy Corp.	27,570	1,277,595
Varco International, Inc.*	22,056	455,015
Vectren Corp.	17,461	430,414
Viad Corp.	20,218	505,450
Vishay Intertechnology, Inc.*	36,760	841,804
W.R. Berkley Corp.	19,299	674,500
Washington Federal, Inc.	15,623	443,693
Wausau-Mosinee Paper Corp.	11,947	161,523
Weatherford International, Ltd.*	29,408	1,058,689
Webster Financial Corp.	10,109	463,599
Werner Enterprises, Inc.	18,380	358,226
Westar Energy, Inc.	16,542	334,976
WGL Holdings, Inc.	11,028	306,468
Wind River Systems, Inc.*	19,299	169,059
Wisconsin Energy Corp.	26,651	891,475
WPS Resources Corp.	8,271	382,368
York International Corp.	9,190	338,192

TOTAL COMMON STOCKS (Cost $101,100,459)		112,260,417

See accompanying notes to the financial statements.

28

PROFUNDS Mid-Cap Value ProFund	Schedule of Portfolio Investments December 31, 2003

U.S. Government Agency Obligations (0.3%)

	Principal Amount	Value
Federal National Mortgage Association, 0.50%, 01/02/04	$362,000	$361,995

TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS (Cost $361,995)		361,995

TOTAL INVESTMENT SECURITIES (Cost $101,462,454)—100.1%		112,622,412
Net other assets (liabilities)—(0.1)%		(126,039)

NET ASSETS—100.0%		$112,496,373

Futures Contracts Purchased

	Contracts	Unrealized Appreciation (Depreciation)
E-Mini S&P MidCap 400 Futures Contract expiring March 2004 (Underlying face amount at value $115,160)	2	$2,302

*	Non-income producing security

Mid-Cap Value ProFund invested, as a percentage of net assets, in the following industries, as of December 31, 2003:

Aerospace/Defense	1.1%
Agriculture	0.2%
Airlines	0.2%
Apparel	0.1%
Auto Parts & Equipment	2.3%
Banks	8.2%
Beverages	1.2%
Biotechnology	1.5%
Building Materials	0.8%
Chemicals	3.7%
Coal	0.8%
Commercial Services	2.0%
Computers	1.6%

Distribution/Wholesale	0.5%
Diversified Financial Services	2.7%
Electric	9.0%
Electronics	2.0%
Engineering & Construction	0.2%
Entertainment	0.1%
Environmental Control	0.8%
Food	3.4%
Forest Products & Paper	1.5%
Gas	1.1%
Hand/Machine Tools	0.3%
Health Care	0.5%
Healthcare—Services	1.1%
Home Builders	2.0%
Home Furnishings	0.3%
Household Products/ Wares	0.7%
Insurance	9.9%
Internet	1.0%
Iron/Steel	0.1%
Leisure Time	0.3%
Lodging	1.2%
Machinery—Diversified	0.7%
Media	2.5%
Metal Fabricate/Hardware	0.6%
Miscellaneous Manufacturing	2.8%
Oil & Gas	4.9%
Oil & Gas Services	3.1%
Packaging & Containers	0.9%
Pharmaceuticals	1.0%
Pipelines	1.1%
Real Estate Investment Trust	2.9%
Retail	3.6%
Savings & Loans	4.1%
Semiconductors	1.5%
Software	1.2%
Telecommunications	3.2%
Textiles	1.3%
Transportation	1.7%
Trucking & Leasing	0.3%
Other**	0.2%

**	Including debt securities, repurchase agreements, options purchased, and net other assets (liabilities).

See accompanying notes to the financial statements.

29

PROFUNDS Mid-Cap Growth ProFund	Schedule of Portfolio Investments December 31, 2003

Common Stocks (97.5%)

	Shares	Value

99 Cents Only Stores*	945	$25,732
Abercrombie & Fitch Co.—Class A*	1,260	31,135
Acxiom Corp.*	1,134	21,058
ADTRAN, Inc.	1,071	33,200
AdvancePCS*	1,260	66,352
Affiliated Computer Services, Inc.—Class A*	1,764	96,068
Ametek, Inc.	441	21,283
Apogent Technologies, Inc.*	1,197	27,579
Applebee’s International, Inc.	756	29,688
Apria Healthcare Group, Inc.*	693	19,730
Arthur J. Gallagher & Co.	1,197	38,891
Atmel Corp.*	6,237	37,484
Avocent Corp.*	630	23,008
Bank of Hawaii Corp.	756	31,903
Barr Laboratories, Inc.*	882	67,870
Beckman Coulter, Inc.	819	41,630
Brinker International, Inc.*	1,260	41,782
Brown & Brown, Inc.	882	28,762
C.H. Robinson Worldwide, Inc.	1,134	42,990
Cabot Microelectronics Corp.*	315	15,435
Cadence Design Systems, Inc.*	3,528	63,433
Career Education Corp.*	1,323	53,012
Carlisle Cos., Inc.	441	26,839
Carmax, Inc.*	1,386	42,869
Catalina Marketing Corp.*	693	13,971
CDW Corp.	1,134	65,499
Certegy, Inc.	882	28,930
Charles River Laboratories International, Inc.*	630	21,628
Chico’s FAS, Inc.*	1,134	41,901
Choicepoint, Inc.*	1,134	43,194
Church & Dwight, Inc.	567	22,453
Cincinnati Bell, Inc.*	3,276	16,544
City National Corp.	630	39,136
Claire’s Stores, Inc.	1,260	23,738
Coach, Inc.*	2,457	92,752
Commerce Bancorp, Inc.	1,008	53,101
Compass Bancshares, Inc.	1,638	64,389
Corinthian Colleges, Inc.*	567	31,503
Covance, Inc.*	819	21,949
Coventry Health Care, Inc.*	819	52,817
Cullen/Frost Bankers, Inc.	693	28,115
Cypress Semiconductor Corp.*	1,575	33,642
CYTYC Corp.*	1,449	19,938
DENTSPLY International, Inc.	1,071	48,377
DeVry, Inc.*	945	23,748
Dial Corp.	1,260	35,872
Diebold, Inc.	945	50,907
Dollar Tree Stores, Inc.*	1,512	45,451
Donaldson Co., Inc.	567	33,544
DPL, Inc.	1,701	35,517
DST Systems, Inc.*	1,134	47,356
Dun & Bradstreet Corp.*	945	47,920
Dycom Industries, Inc.*	630	16,897
Eaton Vance Corp.	945	34,625
Education Management Corp.*	1,008	31,288
Edwards Lifesciences Corp.*	819	24,636
Energizer Holdings, Inc.*	1,134	42,593

Common Stocks, continued

	Shares	Value
Equitable Resources, Inc.	819	$35,152
Expeditors International of Washington, Inc.	1,386	52,196
Fair, Isaac & Co., Inc.	630	30,971
Fairchild Semiconductor International, Inc.*	1,575	39,328
Fastenal Co.	1,008	50,340
First Health Group Corp.*	1,260	24,520
FMC Technologies, Inc.*	882	20,551
Gartner Group, Inc.*	1,701	19,238
Gentex Corp.	1,008	44,513
Gilead Sciences, Inc.*	2,709	157,500
Graco, Inc.	630	25,263
GTECH Holdings Corp.	756	37,415
Harte-Hanks, Inc.	1,134	24,664
Health Net, Inc.*	1,512	49,442
Henry (Jack) & Associates, Inc.	1,197	24,634
Henry Schein, Inc.*	567	38,318
Herman Miller, Inc.	945	22,935
Hillenbrand Industries, Inc.	819	50,827
HON Industries, Inc.	756	32,750
Hormel Foods Corp.	1,827	47,155
Hovnanian Enterprises—Class A*	378	32,909
Hubbell, Inc.—Class B	819	36,118
Integrated Circuit Systems, Inc.*	945	26,923
Integrated Device Technology, Inc.*	1,386	23,798
International Rectifier Corp.*	882	43,580
International Speedway Corp.	693	30,949
Investors Financial Services Corp.	882	33,878
IVAX Corp.*	2,583	61,682
J.B. Hunt Transport Services, Inc.*	1,071	28,928
Jacobs Engineering Group, Inc.*	756	36,295
JetBlue Airways Corp.*	1,323	35,086
Krispy Kreme Doughnuts, Inc.*	819	29,975
Lam Research Corp.*	1,764	56,977
Lancaster Colony Corp.	504	22,761
Legg Mason, Inc.	882	68,072
Lennar Corp.—Class B	1,071	102,816
LifePoint Hospitals, Inc.*	504	14,843
Lincare Holdings, Inc.*	1,323	39,730
LTX Corp.*	693	10,416
Macromedia, Inc.*	819	14,611
Macrovision Corp.*	630	14,232
Mandalay Resort Group	819	36,626
Manpower, Inc.	1,008	47,456
McDATA Corp.—Class A*	1,512	14,409
Mentor Graphics Corp.*	882	12,824
Michaels Stores, Inc.	882	38,984
Micrel, Inc.*	1,260	19,631
Microchip Technology, Inc.	2,772	92,473
Murphy Oil Corp.	1,197	78,176
Mylan Laboratories, Inc.	3,591	90,709
National Instruments Corp.	693	31,511
Network Associates, Inc.*	2,142	32,215
New York Community Bancorp	2,583	98,283
Nordson Corp.	441	15,228
O’Reilly Automotive, Inc.*	693	26,583
Olin Corp.	756	15,165
Outback Steakhouse, Inc.	1,008	44,564
Oxford Health Plans, Inc.*	1,071	46,589

See accompanying notes to the financial statements.

30

PROFUNDS Mid-Cap Growth ProFund	Schedule of Portfolio Investments December 31, 2003

Common Stocks, continued

	Shares	Value
Patterson Dental Co.*	882	$56,589
Patterson-UTI Energy, Inc.*	1,071	35,257
Petsmart, Inc.	1,890	44,982
Pharmaceutical Resources, Inc.*	441	28,731
Philadelphia Suburban Corp.	1,260	27,846
Pier 1 Imports, Inc.	1,197	26,166
Plantronics, Inc.*	567	18,513
Reader’s Digest Association, Inc.	1,323	19,395
Rent-A-Center, Inc.*	1,071	32,001
Retek, Inc.*	756	7,016
Reynolds & Reynolds Co.	882	25,622
RF Micro Devices, Inc.*	2,457	24,693
Rollins, Inc.	630	14,207
Ross Stores, Inc.	2,016	53,283
RSA Security, Inc.*	819	11,630
Ruby Tuesday, Inc.	882	25,128
Sandisk Corp.*	1,071	65,481
SEI Investments Co.	1,386	42,231
Semtech Corp.*	1,008	22,912
Sepracor, Inc.*	1,134	27,137
SICOR, Inc.*	1,575	42,840
Silicon Laboratories, Inc.*	630	27,229
Silicon Valley Bancshares*	441	15,907
Smith International, Inc.*	1,323	54,931
Sotheby’s Holdings, Inc.—Class A*	819	11,188
Stericycle, Inc.*	567	26,479
STERIS Corp.*	945	21,357
Sybase, Inc.*	1,260	25,931
Synopsys, Inc.*	2,079	70,188
TCF Financial Corp.	945	48,526
The Cheesecake Factory, Inc.*	693	30,513
Timberland Co.—Class A*	441	22,963
Titan Corp.*	1,071	23,359
Tootsie Roll Industries, Inc.	693	24,948
Transaction Systems Architects, Inc.*	504	11,406
United Dominion Realty Trust, Inc.	1,701	32,659
Universal Health Services, Inc.—Class B	756	40,612
Valassis Communications, Inc.*	693	20,340
Valeant Pharmaceuticals International	1,134	28,520
Valspar Corp.	693	34,248
Varian Medical Systems, Inc.*	882	60,945
Varian, Inc.*	441	18,403
Vertex Pharmaceuticals, Inc.*	1,008	10,312
VISX, Inc.*	630	14,585
Waddell & Reed Financial, Inc.	1,071	25,126
Washington Post Co.—Class B	126	99,716
Westamerica Bancorporation	441	21,918
Western Gas Resources, Inc.	441	20,837
Westwood One, Inc.*	1,323	45,260
Whole Foods Market, Inc.*	819	54,979
Williams-Sonoma, Inc.*	1,575	54,763
Wilmington Trust Corp.	882	31,752
XTO Energy, Inc.	2,457	69,533
Zebra Technologies Corp.*	630	41,813

TOTAL COMMON STOCKS (Cost $4,786,583)		6,288,287

U.S. Government Agency Obligations (2.4%)

	Principal Amount	Value
Federal National Mortgage Association, 0.50%, 01/02/04	$157,000	$156,998

TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS (Cost $156,998)		156,998

TOTAL INVESTMENT SECURITIES (Cost $4,943,581)—99.9%		6,445,285
Net other assets (liabilities)—0.1%		7,402

NET ASSETS—100.0%		$6,452,687

Futures Contracts Purchased

	Contracts	Unrealized Appreciation (Depreciation)
E-Mini S&P MidCap 400 Futures Contract expiring March 2004 (Underlying face amount at value $115,160)	2	$2,302

*	Non-income producing security

Mid-Cap Growth ProFund invested, as a percentage of net assets, in the following industries, as of December 31, 2003:

Advertising	0.6%
Aerospace/Defense	0.4%
Airlines	0.5%
Apparel	1.8%
Banks	5.7%
Biotechnology	0.3%
Chemicals	1.0%
Commercial Services	4.8%
Communication Services	0.7%
Computers	7.3%
Distribution/Wholesale	1.8%
Diversified Financial Services	2.0%
Electric	0.6%
Electrical Components & Equipment	1.5%
Electronics	1.0%
Engineering & Construction	0.8%
Entertainment	1.3%
Environmental Control	0.4%
Food	2.0%
Healthcare—Products	6.3%
Healthcare—Services	4.4%
Home Builders	2.1%
Household Products/Wares	0.9%
Insurance	1.0%
Internet	1.3%
Lodging	0.6%
Machinery—Diversified	1.3%
Media	2.5%
Miscellaneous Manufacturing	1.3%
Office Furnishings	0.9%
Oil & Gas	2.8%

See accompanying notes to the financial statements.

31

PROFUNDS Mid-Cap Growth ProFund	Schedule of Portfolio Investments December 31, 2003

Oil & Gas Services	1.2%
Pharmaceuticals	9.0%
Pipelines	0.9%
Real Estate Investment Trust	0.5%
Retail	10.3%
Savings & Loans	1.5%
Semiconductors	6.7%
Software	3.8%
Telecommunications	1.4%
Transportation	1.9%
Water	0.4%
Other**	2.5%

**	Including debt securities, repurchase agreements, options purchased, and net other assets (liabilities).

See accompanying notes to the financial statements.

32

PROFUNDS Small-Cap Value ProFund	Schedule of Portfolio Investments December 31, 2003

Common Stocks (99.9%)

	Shares	Value
A.M. Castle & Co.*	9,864	$72,007
A.T. Cross Co.—Class A*	8,768	58,483
AAR Corp.*	19,728	294,934
Aaron Rents, Inc.	19,728	397,125
ABM Industries, Inc.	29,592	515,197
Action Performance Companies, Inc.	10,960	214,816
Adaptec, Inc.*	66,856	590,339
Advanced Marketing Services, Inc.	12,056	137,438
Agilysys, Inc.	19,728	219,967
Albany International Corp.—Class A	20,824	705,934
Alliance Semiconductor Corp.*	21,920	155,851
Alpharma, Inc.	31,784	638,858
American Italian Pasta Co.*	10,960	459,224
American Management Systems, Inc.*	26,304	396,401
American States Water Co.	8,768	219,200
Analogic Corp.	8,768	359,488
Anchor BanCorp Wisconsin, Inc.	14,248	354,775
Angelica Corp.	5,480	120,560
Anixter International, Inc.*	21,920	567,291
AnnTaylor Stores Corp.*	27,400	1,068,600
Apogee Enterprises, Inc.	16,440	186,594
Applica, Inc.	14,248	108,285
Applied Industrial Technologies, Inc.	12,056	287,656
AptarGroup, Inc.	21,920	854,880
Arch Chemicals, Inc.	13,152	337,480
Arkansas Best Corp.	15,344	481,648
Armor Holdings, Inc.*	17,536	461,372
ArQule, Inc.*	17,536	85,576
Ashworth, Inc.*	7,672	61,913
Astec Industries, Inc.*	12,056	147,927
Atlantic Coast Airlines Holdings, Inc.*	27,400	271,260
Atmos Energy Corp.	30,688	745,718
Atwood Oceanics, Inc.*	8,768	280,050
Audiovox Corp.—Class A*	14,248	182,944
Avista Corp.	29,592	536,206
Aztar Corp.*	20,824	468,540
Bally Total Fitness Holding Corp.*	20,824	145,768
BankUnited Financial Corp.—Class A*	18,632	480,519
Barnes Group, Inc.	14,248	460,353
Bassett Furniture Industries, Inc.	6,576	108,504
Bel Fuse, Inc.—Class B	6,576	214,575
Belden, Inc.	15,344	323,606
Bell Microproducts, Inc.*	16,440	148,946
Benchmark Electronics, Inc.*	25,208	877,491
Black Box Corp.	10,960	504,927
Boston Communications Group, Inc.*	10,960	101,818
Bowne & Co., Inc.	20,824	282,373
Brookline Bancorp, Inc.	36,168	554,817
Brown Shoe Company, Inc.	10,960	415,713
Brush Wellman, Inc.*	9,864	151,018
Buckeye Technologies, Inc.*	23,016	231,311
Building Materials Holding Corp.	7,672	119,146
Burlington Coat Factory Warehouse Corp.	27,400	579,784
Butler Manufacturing Co.	4,384	96,448
C&D Technologies, Inc.	15,344	294,144
Cable Design Technologies Corp.*	25,208	226,620
Cal Dive International, Inc.*	23,016	554,915
Cambrex Corp.	15,344	387,589
Capital Automotive REIT	19,728	631,296

Common Stocks, continued

	Shares	Value
Captaris, Inc.*	19,728	$110,871
Caraustar Industries, Inc.*	17,536	241,997
Cascade Natural Gas Corp.	6,576	138,688
Casey’s General Stores, Inc.	29,592	522,595
Cash America International, Inc.	17,536	371,412
Cato Corp.—Class A	12,056	247,148
CDI Corp.	12,056	394,834
Central Parking Corp.	21,920	327,266
Central Vermont Public Service Corp.	7,672	180,292
Century Aluminum Co.*	13,152	250,019
CH Energy Group, Inc.	9,864	462,622
Checkpoint Systems, Inc.*	19,728	373,056
Chesapeake Corp.	9,864	261,199
Chittenden Corp.	21,920	737,389
Ciber, Inc.*	38,360	332,198
Cima Labs, Inc.*	8,768	286,012
Cimarex Energy Co.*	25,208	672,802
CLECO Corp.	28,496	512,358
Coachmen Industries, Inc.	9,864	178,637
Coherent, Inc.*	18,632	443,442
Cohu, Inc.	13,152	251,861
Colonial Properties Trust	16,440	651,024
Commercial Federal Corp.	25,208	673,306
Commercial Metals Co.	17,536	533,094
Commonwealth Industries, Inc.	9,864	99,035
Concerto Software, Inc.*	6,576	78,780
Concord Camera Corp.*	17,536	162,208
CONMED Corp.*	17,536	417,357
Consolidated Graphics, Inc.*	7,672	242,282
Corn Products International, Inc.	21,920	755,144
Cross Country Healthcare, Inc.*	19,728	294,342
Cryolife, Inc.*	12,056	69,684
CTS Corp.	21,920	252,080
Curative Health Services, Inc.*	7,672	105,874
Curtiss-Wright Corp.	13,152	591,972
Datascope Corp.	8,768	314,333
Delphi Financial Group, Inc.—Class A	18,632	670,752
Deltic Timber Corp.	7,672	233,229
Department 56, Inc.*	7,672	100,503
Digi International, Inc.*	13,152	126,259
DIMON, Inc.	27,400	184,950
Downey Financial Corp.	17,536	864,525
Dress Barn, Inc.*	17,536	262,865
Drill-Quip, Inc.*	10,960	178,648
DRS Technologies, Inc.*	16,440	456,703
DSP Group, Inc.*	17,536	436,822
Duane Reade, Inc.*	14,248	241,076
DuPont Photomasks, Inc.*	10,960	264,574
EDO Corp.	12,056	297,180
eFunds Corp.*	28,496	494,407
El Paso Electric Co.*	29,592	395,053
Electro Scientific Industries, Inc.*	17,536	417,357
Electronics Boutique Holdings Corp.*	15,344	351,224
EMCOR Group, Inc.*	8,768	384,915
Energen Corp.	21,920	899,378
Enesco Group, Inc.*	8,768	90,486
Esterline Technologies Corp.*	13,152	350,764
Exar Corp.*	25,208	430,553
Financial Federal Corp.*	10,960	334,828

See accompanying notes to the financial statements.

33

PROFUNDS Small-Cap Value ProFund	Schedule of Portfolio Investments December 31, 2003

Common Stocks, continued

	Shares	Value
First Republic Bank	8,768	$313,894
FirstFed Financial Corp.*	9,864	429,084
Flagstar Bancorp, Inc.	37,264	798,195
Flowers Foods, Inc.	27,400	706,920
Fremont General Corp.	46,032	778,401
Frontier Airlines, Inc.*	21,920	312,579
Fuller (H. B.) Co.	17,536	521,521
G & K Services, Inc.	12,056	443,058
Gables Residential Trust	17,536	609,201
Gardner Denver, Inc.*	9,864	235,454
GenCorp, Inc.	26,304	283,294
General Communication, Inc.—Class A*	33,976	295,591
Genesco, Inc.*	13,152	198,990
Gerber Scientific, Inc.*	13,152	104,690
Glenborough Realty Trust, Inc.	16,440	327,978
Gold Banc Corp., Inc.	24,112	339,015
Goody’s Family Clothing, Inc.	19,728	184,654
Great Atlantic & Pacific Tea Co.*	23,016	193,334
Green Mountain Power Corp.	3,288	77,597
Griffon Corp.*	17,536	355,279
Group 1 Automotive, Inc.*	14,248	515,636
Haemonetics Corp.*	14,248	340,385
Haggar Corp.	3,288	64,149
Hain Celestial Group, Inc.*	20,824	483,325
Hancock Fabrics, Inc.	10,960	158,701
Haverty Furniture Companies, Inc.	13,152	261,199
Heidrick & Struggles International, Inc.*	10,960	238,928
Hilb, Rogal & Hamilton Co.	21,920	702,974
Hologic, Inc.*	12,056	208,930
Hooper Holmes, Inc.	39,456	243,838
Huffy Corp.*	9,864	51,786
Hughes Supply, Inc.	14,248	706,986
Hutchinson Technology, Inc.*	15,344	471,674
IDEX Corp.	19,728	820,487
IHOP Corp.	13,152	506,089
Imagistics International, Inc.*	9,864	369,900
IMCO Recycling, Inc.*	9,864	97,555
Information Holdings, Inc.*	13,152	290,659
Input/Output, Inc.*	30,688	138,403
Insight Enterprises, Inc.*	28,496	535,725
Insituform Technologies, Inc.—Class A*	16,440	271,260
Insurance Auto Auctions, Inc.*	7,672	100,120
Interface, Inc.*	31,784	175,766
Intermet Corp.	15,344	83,318
International Multifoods Corp.*	12,056	217,008
Invacare Corp.	18,632	752,174
Invision Technologies, Inc.*	9,864	331,134
Ionics, Inc.*	10,960	349,076
Irwin Financial Corp.	17,536	550,630
Itron, Inc.*	12,056	221,348
J & J Snack Foods Corp.*	5,480	206,925
J. Jill Group, Inc.*	12,056	153,232
Jack in the Box, Inc.*	21,920	468,211
JAKKS Pacific, Inc.*	15,344	201,927
JDA Software Group, Inc.*	17,536	289,519
Jo-Ann Stores, Inc.*	13,152	268,301
K2, Inc.*	19,728	300,063
Kaman Corp.—Class A	14,248	181,377
Kansas City Southern Industries, Inc.*	38,360	549,315
Kellwood Co.	16,440	674,039

Common Stocks, continued

	Shares	Value
Kilroy Realty Corp.	17,536	$574,304
Kirby Corp.*	14,248	496,970
Kroll, Inc.*	25,208	655,407
La-Z-Boy, Inc.	32,880	689,822
Laclede Group, Inc.	12,056	344,199
Lance, Inc.	17,536	263,566
LandAmerica Financial Group, Inc.	10,960	572,770
Landry’s Restaurants, Inc.	16,440	422,837
Lawson Products, Inc.	5,480	181,826
Lennox International, Inc.	36,168	604,005
Lexington Corporate Properties Trust	25,208	508,950
Linens ’n Things, Inc.*	27,400	824,192
Lone Star Steakhouse & Saloon, Inc.	13,152	304,863
Lone Star Technologies, Inc.*	17,536	280,225
Lydall, Inc.*	9,864	100,514
M.D.C. Holdings, Inc.	17,536	1,131,072
MAF Bancorp, Inc.	19,728	826,603
MagneTek, Inc.*	17,536	115,562
Manitowoc Co.	16,440	512,928
MapInfo Corp.*	9,864	99,429
Marcus Corp.	17,536	287,590
Massey Energy Co.	46,032	957,466
Material Sciences Corp.	8,768	88,644
Maverick Tube Corp.*	25,208	485,254
Meade Instruments Corp.*	12,056	41,593
Methode Electronics, Inc.—Class A	21,920	268,082
Metro One Telecommunications, Inc.*	15,344	39,894
Mobile Mini, Inc.*	8,768	172,905
Moog, Inc.—Class A*	10,960	541,424
Movie Gallery, Inc.*	19,728	368,519
MRO Software, Inc.*	14,248	191,778
Mueller Industries, Inc.*	20,824	715,513
Myers Industries, Inc.	18,632	225,820
Nasch-Finch Co.	7,672	171,392
National Presto Industries, Inc.	4,384	158,481
Nature’s Sunshine Products, Inc.	8,768	74,090
Nautilus Goup, Inc.	19,728	277,178
NCO Group, Inc.*	16,440	374,339
Network Equipment Technologies, Inc.*	14,248	156,728
Newfield Exploration Co.*	33,976	1,513,290
Northwest Natural Gas Co.	15,344	471,828
Nuevo Energy Co.*	12,056	291,394
NUI Corp.	9,864	159,008
NYFIX, Inc.*	19,728	156,838
O’Charley’s, Inc.*	13,152	236,078
Oceaneering International, Inc.*	15,344	429,632
Offshore Logistics, Inc.*	14,248	349,361
OM Group, Inc.*	17,536	459,268
Omnova Solutions, Inc.*	24,112	115,738
On Assignment, Inc.*	15,344	79,942
Orthodontic Centers of America, Inc.*	30,688	247,038
Osteotech, Inc.*	10,960	96,448
Owens & Minor, Inc.	24,112	528,294
PAREXEL International Corp.*	15,344	249,493
Park Electrochemical Corp.	12,056	319,363
Paxar Corp.*	24,112	323,101
PC-Tel, Inc.*	12,056	127,914
Pediatrix Medical Group, Inc.*	14,248	784,923
Pegasus Systems, Inc.*	15,344	160,652
Penford Corp.	5,480	75,240

See accompanying notes to the financial statements.

34

PROFUNDS Small-Cap Value ProFund	Schedule of Portfolio Investments December 31, 2003

Common Stocks, continued

	Shares	Value
Pep Boys-Manny, Moe & Jack	32,880	$751,966
Performance Food Group Co.*	28,496	1,030,701
Pericom Semiconductor Corp.*	15,344	163,567
Philadelphia Consolidated Holding Corp.*	13,152	642,212
Phillips-Van Heusen Corp.	18,632	330,532
Phoenix Technologies, Ltd.*	15,344	123,980
Photronics, Inc.*	19,728	392,982
Piedmont Natural Gas Company, Inc.	20,824	905,010
Pinnacle Entertainment, Inc.*	15,344	143,006
Pinnacle Systems, Inc.*	40,552	345,909
Planar Systems, Inc.*	8,768	213,238
PolyOne Corp.*	55,896	357,175
Pope & Talbot, Inc.	9,864	173,705
Presidential Life Corp.	17,536	230,774
PRG-Schultz International, Inc.*	38,360	187,964
Prime Hospitality Corp.*	27,400	279,480
Provident Bankshares Corp.	15,344	451,727
Province Healthcare Co.*	29,592	473,472
Quaker Chemical Corp.	5,480	168,510
Quanex Corp.	9,864	454,730
RadiSys Corp.*	10,960	184,786
Ralcorp Holdings, Inc.*	17,536	549,929
Regal-Beloit Corp.	15,344	337,568
RehabCare Group, Inc.*	9,864	209,709
Reliance Steel & Aluminum Co.	19,728	655,167
Remington Oil & Gas Corp.*	16,440	323,704
Riggs National Corp.	17,536	289,870
RLI Corp.	15,344	574,786
Robbins & Myers, Inc.	8,768	166,504
Rock-Tenn Co.	20,824	359,422
Roto-Rooter, Inc.	5,480	252,628
Roxio, Inc.*	17,536	83,997
RTI International Metals, Inc.*	13,152	221,874
Russ Berrie & Company, Inc.	12,056	408,698
Russell Corp.	19,728	346,424
Ryan’s Family Steak Houses, Inc.*	25,208	381,649
Ryerson Tull, Inc.	15,344	175,689
Salton, Inc.*	6,576	85,817
Savient Pharmaceuticals, Inc.*	36,168	166,734
SBS Technologies, Inc.*	8,768	128,977
School Specialty, Inc.*	12,056	410,025
Schulman (A.), Inc.	18,632	397,234
Schweitzer-Mauduit International, Inc.	8,768	261,111
SCM Microsystems, Inc.*	8,768	67,689
SCPIE Holdings, Inc.	5,480	48,334
Seacoast Financial Services Corp.	15,344	420,579
SEACOR SMIT, Inc.*	10,960	460,649
Selective Insurance Group, Inc.	16,440	531,998
Shaw Group, Inc.*	35,072	477,681
Shopko Stores, Inc.*	17,536	267,424
Shurgard Storage Centers, Inc.—Class A	27,400	1,031,610
Skyline Corp.	5,480	191,088
SkyWest, Inc.	35,072	635,505
Skyworks Solutions, Inc.*	92,064	800,957
Smith (A.O.) Corp.	17,536	614,637
Sola International, Inc.*	18,632	350,282
Sourcecorp*	9,864	252,814
Southern Union Co.*	44,936	826,822
Southwest Gas Corp.	20,824	467,499

Common Stocks, continued

	Shares	Value
Southwestern Energy Co.*	21,920	$523,888
Spherion Corp.*	36,168	354,085
Spinnaker Exploration Co.*	19,728	636,623
St. Mary Land & Exploration Co.	17,536	499,776
Standard Microsystems Corp.*	9,864	249,559
Standard Motor Products, Inc.	12,056	146,480
Standard Pacific Corp.	19,728	957,794
Standard Register Co.	17,536	295,131
Standex International Corp.	7,672	214,816
Staten Island Bancorp, Inc.	36,168	813,780
Steel Dynamics, Inc.*	29,592	695,116
Steel Technologies, Inc.	5,480	96,941
Stein Mart, Inc.*	25,208	207,714
Sterling Bancshares, Inc.	27,400	365,242
Stewart & Stevenson Services, Inc.	17,536	246,381
Stewart Information Services Corp.	10,960	444,428
Stone Energy Corp.*	16,440	697,878
Stride Rite Corp.	24,112	274,395
Sturm, Ruger & Co., Inc.	16,440	186,923
Sunrise Assisted Living, Inc.*	12,056	467,049
Supertex, Inc.*	7,672	146,535
Susquehanna Bancshares, Inc.	24,112	603,041
Swift Energy Co.*	16,440	277,014
SWS Group, Inc.	10,960	195,088
Symmetricom, Inc.*	26,304	191,493
Systems & Computer Technology Corp.*	20,824	340,472
Technitrol, Inc.*	24,112	500,083
Texas Industries, Inc.	13,152	486,624
Theragenics Corp.*	18,632	101,917
Thomas Industries, Inc.	10,960	379,874
THQ, Inc.*	23,016	389,201
Three-Five Systems, Inc.*	13,152	68,916
Timken Co.	54,800	1,099,288
Tollgrade Communications, Inc.*	8,768	153,703
Tom Brown, Inc.*	27,400	883,649
Tower Automotive, Inc.*	33,976	232,056
Tredegar Corp.	23,016	357,438
Triarc Companies, Inc.	36,168	389,891
Triumph Group, Inc.*	9,864	359,050
UGI Corp.	26,304	891,706
UICI*	28,496	378,427
UIL Holdings Corp.	8,768	395,437
Ultimate Electronics, Inc.*	8,768	66,900
Umpqua Holdings Corp.	17,536	364,573
Unisource Energy Corp.	20,824	513,520
Unit Corp.*	26,304	619,459
United Stationers, Inc.*	20,824	852,119
Universal Forest Products, Inc.	10,960	352,693
URS Corp.*	19,728	493,397
US Oncology, Inc.*	51,512	554,269
USF Corp.	16,440	562,084
Valmont Industries, Inc.	14,248	329,841
Veritas DGC, Inc.*	20,824	218,236
Verity, Inc.*	23,016	384,137
Viasys Healthcare, Inc.*	18,632	383,819
Vicor Corp.*	25,208	287,623
Vintage Petroleum, Inc.	39,456	474,656
Vital Signs, Inc.	7,672	250,874
Volt Information Sciences, Inc.*	8,768	198,157

See accompanying notes to the financial statements.

35

PROFUNDS Small-Cap Value ProFund	Schedule of Portfolio Investments December 31, 2003

Common Stocks, continued

	Shares	Value
W-H Energy Services, Inc.*	16,440	$266,328
Waste Connections, Inc.*	17,536	662,335
Watsco, Inc.	15,344	348,769
Watts Industries, Inc.—Class A	19,728	437,962
Waypoint Financial Corp.	20,824	451,673
Wellman, Inc.	19,728	201,423
Wet Seal, Inc.—Class A*	18,632	184,270
Whitney Holding Corp.	24,112	988,352
Wolverine Tube, Inc.*	7,672	48,334
Wolverine World Wide, Inc.	24,112	491,402
Woodward Governor Co.	6,576	373,714
Yellow Roadway Corp.*	28,496	1,030,700
Zenith National Insurance Corp.	10,960	356,748

TOTAL COMMON STOCKS (Cost $121,839,838)		137,464,638

U.S. Government Agency Obligations (0.1%)

	Principal Amount
Federal National Mortgage Association, 0.50%, 01/02/04	$152,000	151,998

TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS (Cost $151,998)		151,998

TOTAL INVESTMENT SECURITIES (Cost $121,991,836)—100.0%		137,616,636
Net other assets (liabilities)—0.0%		(53,659)

NET ASSETS—100.0%		$137,562,977

Futures Contracts Purchased

	Contracts	Unrealized Appreciation (Depreciation)
E-Mini Russell 2000 Futures Contract expiring March 2004 (Underlying face amount at value $111,200)	2	$2,552

*	Non-income producing securities.

Small-Cap Value ProFund invested, as a percentage of net assets, in the following industries, as of December 31, 2003:

Aerospace/Defense	2.2%
Agriculture	0.1%
Airlines	0.9%
Apparel	1.6%
Auto Parts & Equipment	0.7%
Banks	4.9%
Biotechnology	0.4%
Building Materials	1.3%

Chemicals	1.9%
Coal	0.7%
Commercial Services	3.8%
Computers	1.3%
Distribution/Wholesale	2.1%
Diversified Financial Services	0.4%
Electric	2.2%
Electronic Components & Equipment	0.7%
Electronics	4.4%
Engineering & Construction	0.8%
Entertainment	0.1%
Environmental Control	0.8%
Food	3.7%
Forest Products & Paper	1.1%
Gas	4.0%
Hand/Machine Tools	0.2%
Healthcare—Products	2.6%
Healthcare—Services	2.4%
Home Builders	1.8%
Home Furnishings	0.7%
Household Products/Wares	0.5%
Housewares	0.2%
Insurance	3.7%
Internet	0.4%
Iron/Steel	1.2%
Leisure Time	0.7%
Lodging	0.8%
Machinery—Construction & Mining	0.1%
Machinery—Diversified	2.5%
Media	0.2%
Medical-Biomedical/Genetic	0.1%
Metal Fabricate/Hardware	3.3%
Mining	0.5%
Miscellaneous Manufacturing	2.5%
Office/business Equipment	0.4%
Oil & Gas	6.0%
Oil & Gas Services	1.7%
Packaging & Containers	0.2%
Pharmaceuticals	0.8%
Real Estate Investment Trust	3.2%
Retail	8.5%
Savings & Loans	4.4%
Semiconductors	2.4%
Software	2.0%
Storage/Warehousing	0.1%
Telecommunications	2.2%
Textiles	0.4%
Toys/Games/Hobbies	0.4%
Transportation	2.5%
Water	0.2%
Other**	0.1%

**	Including debt securities, repurchase agreements, options purchased, and net other assets (liabilities).

See accompanying notes to the financial statements.

36

PROFUNDS Small-Cap Growth ProFund	Schedule of Portfolio Investments December 31, 2003

Common Stocks (99.6%)

	Shares	Value
4Kids Entertainment, Inc.*	1,488	$38,718
Accredo Health, Inc.*	5,704	180,303
Actel Corp.*	2,976	71,722
Acuity Brands, Inc.	4,960	127,968
Administaff, Inc.*	3,224	56,033
Advanced Energy Industries, Inc.*	3,720	96,906
Advanced Medical Optics, Inc.*	3,472	68,225
ADVO, Inc.	3,473	110,302
Aeroflex, Inc.*	7,688	89,873
Alliant Techsystems, Inc.*	4,464	257,840
American Healthways, Inc.*	3,968	94,716
American Medical Systems Holdings, Inc.*	3,968	86,502
AMERIGROUP Corp.*	2,728	116,349
AmSurg Corp.*	2,232	84,570
ANSYS, Inc.*	1,736	68,919
Arbitron, Inc.*	3,472	144,852
Arctic Cat, Inc.	2,480	61,256
Argosy Gaming Co.*	3,472	90,237
Artesyn Technologies, Inc.*	4,464	38,033
ArthroCare Corp.*	2,480	60,760
ATMI, Inc.*	3,720	86,081
Avid Technology, Inc.*	3,472	166,656
Axcelis Technologies, Inc.*	11,408	116,590
Baldor Electric Co.	3,720	85,002
BARRA, Inc.	2,232	79,214
BEI Technologies, Inc.	1,736	34,720
Biosite Diagnostics, Inc.*	1,736	50,257
Boston Private Financial Holdings, Inc.	2,728	67,764
Brady Corp.—Class A	2,728	111,166
Briggs & Stratton Corp.	2,480	167,152
Brooks Automation, Inc.*	4,960	119,883
Brooktrout, Inc.—Class B*	1,488	18,719
C-COR.net Corp.*	4,216	46,924
Cabot Oil & Gas Corp.	3,720	109,182
CACI International, Inc.—Class A*	3,472	168,808
CARBO Ceramics, Inc.	1,736	88,970
Carreker Corp.*	2,728	38,219
Catapult Communications Corp.*	1,488	21,576
CEC Entertainment, Inc.*	2,976	141,033
Centene Corp.*	2,232	62,518
Cephalon, Inc.*	6,448	312,147
Cerner Corp.*	4,216	159,576
Champion Enterprises, Inc.*	6,944	48,608
Christopher & Banks Corp.	4,464	87,182
Clarcor, Inc.	2,976	131,242
Cleveland-Cliffs, Inc.*	1,240	63,178
Cognex Corp.	5,208	147,074
Coinstar, Inc.*	2,480	44,789
Commonwealth Telephone Enterprises, Inc.*	2,728	102,981
Community First Bankshares, Inc.	4,464	129,188
Concord Communications, Inc.*	1,984	39,620
Cooper Companies, Inc.	3,720	175,324
Cost Plus, Inc.*	2,480	101,680
CPI Corp.	992	20,048
Cubic Corp.	3,224	74,152
Cuno, Inc.*	1,984	89,340
Cymer, Inc.*	4,216	194,737
Delta & Pine Land Co.	4,464	113,386
Dendrite International, Inc.*	4,712	73,837
Diagnostic Products Corp.	3,472	159,400

Common Stocks, continued

	Shares	Value
Dime Community Bancshares, Inc.	2,976	$91,542
Dionex Corp.*	2,480	114,130
East-West Bancorp, Inc.	2,728	146,439
ElkCorp	2,232	59,594
Engineered Support Systems, Inc.	2,976	163,859
Enzo Biochem, Inc.*	3,472	62,184
EPIQ Systems, Inc.*	1,984	33,986
ESS Technology, Inc.*	4,464	75,933
Essex Property Trust, Inc.	2,728	175,192
Ethan Allen Interiors, Inc.	4,464	186,952
Evergreen Resources, Inc.*	4,960	161,250
FactSet Research Systems, Inc.	3,968	151,617
Fedders Corp.	3,472	24,998
FEI Co.*	3,968	89,280
Filenet Corp.*	4,464	120,885
First BanCorp.	4,712	186,360
First Midwest Bancorp, Inc.	5,456	176,829
Fleetwood Enterprises, Inc.*	4,464	45,801
FLIR Systems, Inc.*	3,968	144,832
Florida Rock Industries, Inc.	3,224	176,837
Forward Air Corp.*	2,480	68,200
Fossil, Inc.*	5,456	152,823
Fred’s, Inc.	4,464	138,295
Frontier Oil Corp.	2,976	51,247
Georgia Gulf Corp.	3,720	107,434
Global Imaging Systems, Inc.*	2,480	78,740
Global Payments, Inc.	4,464	210,345
Guitar Center, Inc.*	2,728	88,878
Gymboree Corp.*	3,472	59,823
Harland (John H.) Co.	3,224	88,015
Harman International Industries, Inc.	7,688	568,759
Harmonic, Inc.*	8,184	59,334
Heartland Express, Inc.	5,952	143,978
Helix Technology Corp.	2,976	61,246
Hot Topic, Inc.*	5,704	168,040
Hudson United Bancorp	5,208	192,436
Hydril Co.*	2,728	65,281
Hyperion Solutions Corp.*	4,712	142,020
ICU Medical, Inc.*	1,488	51,009
IDEXX Laboratories, Inc.*	3,968	183,639
INAMED Corp.*	3,968	190,701
Integra LifeSciences Holdings*	3,224	92,303
Inter-Tel, Inc.	2,976	74,340
Intermagnetics General Corp.*	1,984	43,965
Intrado, Inc.*	1,984	43,549
ITT Educational Services, Inc.*	5,208	244,621
J2 Global Communications, Inc.*	2,728	67,573
Jefferies Group, Inc.	6,448	212,913
JLG Industries, Inc.	4,960	75,541
K-Swiss, Inc.—Class A	3,968	95,470
Kaydon Corp.	3,224	83,308
Keithley Instruments, Inc.	1,736	31,769
Knight Transportation, Inc.*	4,464	114,502
Kopin Corp.*	8,184	54,915
Kronos, Inc.*	3,472	137,526
Kulicke & Soffa Industries, Inc.*	5,952	85,590
Labor Ready, Inc.*	4,712	61,727
Landstar System, Inc.*	3,472	132,075
Libbey, Inc.	1,488	42,378
Lindsay Manufacturing Co.	1,488	37,572

See accompanying notes to the financial statements.

37

PROFUNDS Small-Cap Growth ProFund	Schedule of Portfolio Investments December 31, 2003

Common Stocks, continued

	Shares	Value
Macdermid, Inc.	3,472	$118,881
Manhattan Associates, Inc.*	3,472	95,966
ManTech International Corp.—Class A*	3,720	92,814
Maximus, Inc.*	2,480	97,042
Medicis Pharmaceutical Corp.	3,224	229,871
MemberWorks, Inc.*	1,240	33,691
Mentor Corp.	5,456	131,271
Mercury Computer Systems, Inc.*	2,480	61,752
Mesa Air Group, Inc.*	3,720	46,574
MGI Pharma, Inc.*	3,720	153,078
Micros Systems, Inc.*	2,232	96,780
Microsemi Corp.*	3,472	85,342
Mid Atlantic Medical Services, Inc.*	5,456	353,550
Midas, Inc.*	1,736	24,825
Midway Games, Inc.*	6,448	25,018
Milacron, Inc.	3,968	16,547
Monaco Coach Corp.*	3,472	82,634
NBTY, Inc.*	7,688	206,500
NDCHealth Corp.	4,216	108,014
Nelson (Thomas), Inc.	1,736	33,557
Netegrity, Inc.*	3,968	40,910
New Century Financial Corp.	4,216	167,249
New England Business Services, Inc.	1,488	43,896
New Jersey Resources Corp.	3,224	124,156
Noven Pharmaceuticals, Inc.*	2,728	41,493
NVR, Inc.*	744	346,703
Odyssey Healthcare, Inc.*	4,216	123,360
OshKosh B’Gosh, Inc.—Class A	1,488	31,932
Oshkosh Truck Corp.	3,968	202,487
Oxford Industries, Inc.	1,984	67,218
P.F. Chang’s China Bistro, Inc.*	2,976	151,419
Pacific Sunwear of California, Inc.*	9,176	193,797
Panera Bread Co.*	3,472	137,248
Papa John’s International, Inc.*	1,984	66,226
Patina Oil & Gas Corp.	3,968	194,392
Pharmaceutical Product Development, Inc.*	6,448	173,903
Photon Dynamics, Inc.*	1,984	79,836
Plains Resources, Inc.*	2,728	43,784
Polaris Industries, Inc.	2,480	219,679
PolyMedica Corp.	2,976	78,299
Possis Medical, Inc.*	1,984	39,184
Power Integrations, Inc.*	3,472	116,173
Prima Energy Corp.*	1,488	52,318
Priority Healthcare Corp.—Class B*	4,960	119,586
Progress Software Corp.*	3,968	81,185
QRS Corp.*	1,736	14,096
Quiksilver, Inc.*	6,448	114,323
Radiant Systems, Inc.*	3,224	27,114
Rainbow Technologies, Inc.*	3,224	36,302
RARE Hospitality International, Inc.*	3,968	96,978
Regeneron Pharmaceuticals, Inc.*	6,448	94,850
Regis Corp.	5,208	205,819
Renal Care Group, Inc.*	5,704	235,005
Republic Bancorp, Inc.	7,440	100,366
ResMed, Inc.*	3,968	164,831
Respironics, Inc.*	4,216	190,099
Rewards Network, Inc.*	2,728	29,080
Rogers Corp.*	1,984	87,534
Roper Industries, Inc.	3,720	183,246
Rudolph Technologies, Inc.*	1,984	48,687

Common Stocks, continued

	Shares	Value
Ryland Group, Inc.	2,976	$263,793
SCP Pool Corp.*	4,216	137,779
SERENA Software, Inc.*	4,712	86,465
Shuffle Master, Inc.*	1,984	68,686
Sierra Health Services, Inc.*	3,224	88,499
Simpson Manufacturing Co., Inc.*	2,976	151,359
Sonic Corp.*	4,464	136,688
South Financial Group, Inc.	6,944	193,459
Southwest Bancorporation of Texas, Inc.	3,968	154,157
SPSS, Inc.*	1,984	35,474
StarTek, Inc.	1,736	70,811
SurModics, Inc.*	1,984	47,418
Sybron Dental Special, Inc.*	4,464	125,438
Take-Two Interactive Software, Inc.*	5,208	150,042
TALX Corp.	1,488	34,269
TBC Corp.*	2,480	64,009
Techne Corp.*	4,712	178,019
Teledyne Technologies, Inc.*	3,720	70,122
Tetra Tech, Inc.*	6,448	160,297
TETRA Technologies, Inc.*	2,480	60,115
The Children’s Place Retail Stores, Inc.*	3,224	86,178
The Men’s Wearhouse, Inc.*	4,712	117,847
The Steak n Shake Co.*	3,224	57,548
Thor Industries, Inc.	3,224	181,253
Too, Inc.*	3,968	66,980
Toro Co.	2,976	138,087
Tractor Supply Co.*	4,464	173,605
Trimble Navigation, Ltd.*	3,968	147,768
TrustCo Bank Corp. NY	8,680	114,142
UCBH Holdings, Inc.	5,208	202,955
Ultratech Stepper, Inc.*	2,728	80,121
United Bankshares, Inc.	5,208	162,490
United Natural Foods, Inc.*	2,232	80,151
United Surgical Partners International, Inc.*	3,224	107,940
Urban Outfitters, Inc.*	4,712	174,580
Varian Semiconductor Equipment Associates, Inc.*	4,216	184,197
Veeco Instruments, Inc.*	3,472	97,910
ViaSat, Inc.*	2,976	56,961
Wabash National Corp.*	2,976	87,197
Watson Wyatt & Company Holdings*	3,968	95,827
WD-40 Co.	1,984	70,154
WebEx Communications, Inc.*	4,960	99,696
Websense, Inc.*	2,728	79,767
Wilson Greatbatch Technologies, Inc.*	2,480	104,830
Winnebago Industries, Inc.	1,984	136,400
Wintrust Financial Corp.	2,232	100,663
WMS Industries, Inc.*	3,472	90,966
X-Rite, Inc.	2,480	28,074
Zale Corp.*	2,976	158,323

TOTAL COMMON STOCKS (Cost $18,587,260)		25,200,366

Rights(NM)

Fedders Corp.	4,354	261

TOTAL RIGHTS (Cost $0)		261

See accompanying notes to the financial statements.

38

PROFUNDS Small-Cap Growth ProFund	Schedule of Portfolio Investments December 31, 2003

U.S. Government Agency Obligations (0.8%)

	Principal Amount	Value
Federal National Mortgage Association, 0.50%, 01/02/04	$213,000	$212,997

TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS (Cost $212,997)		212,997

TOTAL INVESTMENT SECURITIES (Cost $18,800,257)—100.4%		25,413,624
Net other assets (liabilities)—(0.4)%		(100,348)

NET ASSETS—100.0%		$25,313,276

Futures Contracts Purchased

	Contracts	Unrealized Appreciation (Depreciation)
E-Mini Russell 2000 Futures Contract expiring March 2004 (Underlying face amount at value $111,200)	2	$2,552

*	Non-income producing security
NM	Not meaningful, amount is less than 0.05%.

Small-Cap Growth ProFund invested, as a percentage of net assets, in the following industries, as of December 31, 2003:

Advertising	0.4%
Aerospace/Defense	1.9%
Agriculture	0.4%
Airlines	0.2%
Apparel	1.5%
Auto Manufacturers	1.1%
Banks	7.7%
Biotechnology	1.0%
Building Materials	1.5%
Chemicals	0.9%
Commercial Services	4.3%

Computers	3.5%
Distribution/Wholesale	0.5%
Diversified Financial Services	1.5%
Electrical Components & Equipment	1.1%
Electronics	4.5%
Entertainment	0.6%
Environmental Control	0.6%
Food	0.3%
Gas	0.5%
Hand/Machine Tools	0.4%
Healthcare—Products	7.6%
Healthcare—Services	5.3%
Home Builders	3.7%
Home Furnishings	3.1%
Household Products/Wares	1.4%
Housewares	0.7%
Internet	1.2%
Iron/Steel	0.2%
Leisure Time	2.2%
Machinery & Equipment	0.1%
Machinery—Construction & Mining	0.3%
Machinery—Diversified	1.2%
Media	0.3%
Metal Fabricate/Hardware	0.3%
Miscellaneous Manufacturing	2.1%
Oil & Gas	2.2%
Oil & Gas Services	1.2%
Pharmaceuticals	4.9%
Pipelines	0.2%
Real Estate Investment Trust	0.7%
Retail	10.4%
Savings & Loans	0.4%
Semiconductors	5.1%
Software	7.0%
Telecommunications	1.6%
Transportation	1.8%
Other**	0.4%

**	Including debt securities, repurchase agreements, options purchased, and net other assets (liabilities).

See accompanying notes to the financial statements.

39

PROFUNDS Europe 30 ProFund	Schedule of Portfolio Investments December 31, 2003

Common Stocks (99.1%)

	Shares	Value
Alcatel SA—ADR*	64,326	$826,589
Alcon, Inc.	12,684	767,889
ASM Lithography Holding N.V.*	53,907	1,080,835
AstraZeneca PLC—ADR	26,727	1,293,052
Aventis SA—ADR	15,855	1,050,552
BP Amoco PLC—ADR	46,206	2,280,267
Business Objects S.A.—ADR*	20,385	706,748
DaimlerChrysler AG	22,650	1,046,883
Diageo PLC—ADR	16,761	885,986
Elan Corp., PLC*	116,421	802,141
Ericsson (LM) Telephone Co.—ADR*	62,061	1,098,480
GlaxoSmithKline PLC—ADR	38,958	1,816,223
Gucci Group	5,436	465,050
HSBC Holdings PLC—ADR	19,026	1,499,629
Koninklijke (Royal) Philips Electronics NV—ADR	34,881	1,014,688
Nokia OYJ—ADR	69,762	1,185,954
Novartis AG—ADR	33,522	1,538,325
Royal Dutch Petroleum Co.—ADR	29,898	1,566,356
Ryanair Holdings PLC—ADR*	12,231	619,378
SAP AG—ADR	28,086	1,167,254
Shell Transport & Trading Co.—ADR	27,180	1,223,915
Shire Pharmaceuticals Group PLC*	21,291	618,504
Siemens AG—ADR	16,761	1,339,874
STMicroelectronics NV—ADR	29,898	807,545
Total Fina SA—ADR	19,479	1,802,003
UBS AG	19,932	1,355,177
Unilever NV—ADR	11,778	764,392
Vivendi Universal SA—ADR*	35,787	868,908
Vodafone Group PLC—ADR	86,070	2,155,193
Willis Group Holdings, Ltd.	15,402	524,746

TOTAL COMMON STOCKS (Cost $31,212,581)		34,172,536

U.S. Government Agency Obligations (6.7%)

	Principal Amount
Federal National Mortgage Association, 0.50%, 1/02/04	$2,325,000	2,324,968

TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS (Cost $2,324,968)		2,324,968

TOTAL INVESTMENT SECURITIES (Cost $33,537,549)—105.8%		36,497,504
Net other assets (liabilities)—(5.8)%		(2,015,478)

NET ASSETS—100.0%		$34,482,026

Futures Contracts Purchased

	Contracts	Unrealized Appreciation (Depreciation)
S&P 500 Futures Contract expiring March 2004 (Underlying face amount at value $276,875)	1	$(130)
E-Mini S&P 500 Futures Contract expiring March 2004 (Underlying face amount at value $55,375)	1	$1,996

*	Non-income producing security
ADR	American Depository Receipt

Europe 30 ProFund invested, as a percentage of net assets, in the following industries, as of December 31, 2003:

Airlines	1.8%
Apparel	1.3%
Auto Manufacturers	3.0%
Banks	8.3%
Beverages	2.6%
Electronics	2.9%
Food	2.2%
Healthcare	2.3%
Healthcare—Products	2.2%
Insurance	1.5%
Media	2.5%
Miscellaneous Manufacturing	3.9%
Oil & Gas	20.0%
Pharmaceuticals	18.4%
Semiconductors	5.5%
Software	5.4%
Telecommunications	15.3%
Other**	0.9%

Europe 30 ProFund invested, as a percentage of net assets, in the following countries, as of December 31, 2003:

Finland	3.3%
France	15.2%
Germany	10.3%
Ireland	4.1%
Netherlands	14.1%
Sweden	3.1%
Switzerland	13.0%
United Kingdom	36.0%
United States**	0.9%

**	Including debt securities, repurchase agreements, options purchased, and net other assets (liabilities).

See accompanying notes to the financial statements.

40

PROFUNDS UltraBull ProFund	Schedule of Portfolio Investments December 31, 2003

Common Stocks (86.9%)

	Shares	Value
3M Co.	9,150	$778,024
Abbott Laboratories	18,300	852,780
ACE, Ltd.	3,233	133,911
ADC Telecommunications, Inc.*	9,394	27,900
Adobe Systems, Inc.	2,745	107,879
Advanced Micro Devices, Inc.*	4,087	60,896
AES Corp.*	7,259	68,525
Aetna, Inc.	1,769	119,549
AFLAC, Inc.	5,978	216,284
Agilent Technologies, Inc.*	5,551	162,312
Air Products & Chemicals, Inc.	2,684	141,796
Alberto-Culver Co.—Class B	671	42,327
Albertson’s, Inc.	4,270	96,716
Alcoa, Inc.	10,126	384,788
Allegheny Energy, Inc.*	1,464	18,681
Allegheny Technologies, Inc.	915	12,096
Allergan, Inc.	1,525	117,135
Allied Waste Industries, Inc.*	2,440	33,867
Allstate Corp.	8,235	354,269
Alltel Corp.	3,660	170,483
Altera Corp.*	4,453	101,083
Altria Group, Inc.	23,729	1,291,332
Ambac Financial Group, Inc.	1,220	84,656
Amerada Hess Corp.	1,037	55,137
Ameren Corp.	1,891	86,986
American Electric Power, Inc.	4,636	141,444
American Express Co.	15,067	726,681
American Greetings Corp.—Class A*	793	17,343
American International Group, Inc.	30,500	2,021,539
American Power Conversion Corp.	2,318	56,675
American Standard Cos.*	854	85,998
AmerisourceBergen Corp.	1,281	71,928
Amgen, Inc.*	15,067	931,141
AmSouth Bancorp	4,087	100,132
Anadarko Petroleum Corp.	2,928	149,357
Analog Devices, Inc.	4,270	194,926
Andrew Corp.*	1,769	20,361
Anheuser-Busch Companies, Inc.	9,516	501,303
Anthem, Inc.*	1,647	123,525
AON Corp.	3,660	87,620
Apache Corp.	1,891	153,360
Apartment Investment & Management Co. Class-A	1,098	37,881
Apollo Group, Inc.—Class A*	2,074	141,032
Apple Computer, Inc.*	4,209	89,946
Applera Corp.—Applied Biosystems Group	2,440	50,532
Applied Materials, Inc.*	19,459	436,855
Applied Micro Circuits Corp.*	3,599	21,522
Archer-Daniels-Midland Co.	7,564	115,124
Ashland, Inc.	793	34,940
AT&T Corp.	9,211	186,983
AT&T Wireless Services, Inc.*	31,720	253,443
Autodesk, Inc.	1,281	31,487
Automatic Data Processing, Inc.	6,954	275,448
AutoNation, Inc.*	3,233	59,390
AutoZone, Inc.*	1,037	88,363
Avaya, Inc.*	4,880	63,147
Avery Dennison Corp.	1,281	71,762
Avon Products, Inc.	2,745	185,260
Baker Hughes, Inc.	3,904	125,553

Common Stocks, continued

	Shares	Value
Ball Corp.	671	$39,971
Bank of America Corp.	17,385	1,398,276
Bank of New York Company, Inc.	9,028	299,007
Bank One Corp.	13,054	595,132
Bard (C.R.), Inc.	610	49,563
Bausch & Lomb, Inc.	610	31,659
Baxter International, Inc.	7,137	217,821
BB&T Corp.	6,405	247,489
Bear Stearns Cos., Inc.	1,159	92,662
Becton, Dickinson & Co.	2,989	122,967
Bed Bath & Beyond, Inc.*	3,477	150,728
BellSouth Corp.	21,594	611,110
Bemis Company, Inc.	610	30,500
Best Buy Co., Inc.	3,782	197,572
Big Lots, Inc.*	1,342	19,070
Biogen Idec, Inc.*	3,859	141,934
Biomet, Inc.	2,989	108,829
BJ Services Co.*	1,830	65,697
Black & Decker Corp.	915	45,128
Block H & R, Inc.	2,074	114,837
BMC Software, Inc.*	2,623	48,919
Boeing Co.	9,821	413,857
Boise Cascade Corp.	1,037	34,076
Boston Scientific Corp.*	9,577	352,051
Bristol-Myers Squibb Co.	22,692	648,991
Broadcom Corp.—Class A*	3,538	120,610
Brown-Forman Corp.	732	68,405
Brunswick Corp.	1,098	34,949
Burlington Northern Santa Fe Corp.	4,331	140,108
Burlington Resources, Inc.	2,318	128,371
Calpine Corp.*	4,819	23,179
Campbell Soup Co.	4,819	129,149
Capital One Financial Corp.	2,684	164,502
Cardinal Health, Inc.	5,063	309,653
Carnival Corp.	7,381	293,247
Caterpillar, Inc.	4,087	339,303
Cendant Corp.	11,834	263,544
CenterPoint Energy, Inc.	3,599	34,874
Centex Corp.	732	78,800
CenturyTel, Inc.	1,708	55,715
Charter One Financial, Inc.	2,623	90,625
ChevronTexaco Corp.	12,505	1,080,307
Chiron Corp.*	2,196	125,150
Chubb Corp.	2,196	149,548
CIENA Corp.*	5,551	36,859
CIGNA Corp.	1,647	94,703
Cincinnati Financial Corp.	1,891	79,195
Cinergy Corp.	2,074	80,492
Cintas Corp.	2,013	100,912
Circuit City Stores, Inc.	2,440	24,717
Cisco Systems, Inc.*	80,703	1,960,276
Citigroup, Inc.	60,329	2,928,371
Citizens Communications Co.*	3,355	41,669
Citrix Systems, Inc.*	1,891	40,108
Clear Channel Communications, Inc.	7,198	337,082
Clorox Co.	2,440	118,486
CMS Energy Corp.*	1,891	16,111
Coca-Cola Co.	28,670	1,455,002
Coca-Cola Enterprises, Inc.	5,307	116,064
Colgate-Palmolive Co.	6,283	314,464

See accompanying notes to the financial statements.

41

PROFUNDS UltraBull ProFund	Schedule of Portfolio Investments December 31, 2003

Common Stocks, continued

	Shares	Value
Comcast Corp.—Special Class A*	26,291	$864,185
Comerica, Inc.	2,074	116,268
Computer Associates International, Inc.	6,771	185,119
Computer Sciences Corp.*	2,196	97,129
Compuware Corp.*	4,514	27,265
Comverse Technology, Inc.*	2,257	39,701
ConAgra Foods, Inc.	6,283	165,808
Concord EFS, Inc.*	5,429	80,566
ConocoPhillips	7,930	519,970
Consolidated Edison, Inc.	2,623	112,815
Constellation Energy Group, Inc.	1,952	76,440
Convergys Corp.*	1,647	28,757
Cooper Industries, Ltd.—Class A	1,098	63,607
Cooper Tire & Rubber Co.	854	18,259
Coors (Adolph) Co.—Class B	427	23,955
Corning, Inc.*	15,555	162,239
Costco Wholesale Corp.*	5,368	199,582
Countrywide Credit Industries, Inc.	2,165	164,215
Crane Co.	671	20,627
CSX Corp.	2,501	89,886
Cummins, Inc.	488	23,883
CVS Corp.	4,636	167,452
Dana Corp.	1,708	31,342
Danaher Corp.	1,769	162,306
Darden Restaurants, Inc.	1,952	41,070
Deere & Co.	2,806	182,530
Dell, Inc.*	29,951	1,017,137
Delphi Automotive Systems Corp.	6,527	66,641
Delta Air Lines, Inc.	1,464	17,290
Deluxe Corp.	610	25,211
Devon Energy Corp.	2,745	157,179
Dillard’s, Inc.—Class A	976	16,065
Dollar General Corp.	3,965	83,225
Dominion Resources, Inc.	3,782	241,405
Donnelley (R.R.) & Sons Co.	1,342	40,461
Dover Corp.	2,379	94,565
Dow Chemical Co.	10,736	446,296
Dow Jones & Company, Inc.	976	48,654
DTE Energy Co.	1,952	76,909
Du Pont (E.I.) de Nemours	11,651	534,664
Duke Energy Corp.	10,614	217,056
Dynegy, Inc.—Class A*	4,392	18,798
Eastman Chemical Co.	915	36,170
Eastman Kodak Co.	3,355	86,123
Eaton Corp.	915	98,802
eBay, Inc.*	7,564	488,559
Ecolab, Inc.	2,989	81,809
Edison International*	3,782	82,939
El Paso Corp.	7,137	58,452
Electronic Arts, Inc.*	3,477	166,131
Electronic Data Systems Corp.	5,612	137,718
Eli Lilly & Co.	13,115	922,378
EMC Corp.*	28,121	363,323
Emerson Electric Co.	4,941	319,930
Engelhard Corp.	1,464	43,847
Entergy Corp.	2,684	153,337
EOG Resources, Inc.	1,342	61,960
Equifax, Inc.	1,647	40,352
Equity Office Properties Trust	4,697	134,569
Equity Residential Properties Trust	3,233	95,406

Common Stocks, continued

	Shares	Value
Exelon Corp.	3,843	$255,022
Express Scripts, Inc.—Class A*	915	60,783
Exxon Mobil Corp.	77,287	3,168,767
Family Dollar Stores, Inc.	2,013	72,226
Fannie Mae	11,346	851,632
Federated Department Stores, Inc.	2,135	100,623
Federated Investors, Inc.—Class B	1,281	37,610
FedEx Corp.	3,477	234,698
Fifth Third Bancorp	6,649	392,956
First Data Corp.	8,540	350,909
First Tennessee National Corp.	1,464	64,562
FirstEnergy Corp.	3,843	135,274
Fiserv, Inc.*	2,257	89,174
Fleet Boston Financial Corp.	12,322	537,855
Fluor Corp.	976	38,689
Ford Motor Co.	21,411	342,576
Forest Laboratories, Inc.*	4,270	263,886
Fortune Brands, Inc.	1,708	122,105
FPL Group, Inc.	2,135	139,672
Franklin Resources, Inc.	2,928	152,432
Freddie Mac	8,113	473,150
Freeport-McMoRan Copper & Gold, Inc. —Class B	2,013	84,808
Gannett Co., Inc.	3,172	282,816
Gap, Inc.	10,492	243,519
Gateway, Inc.*	3,782	17,397
General Dynamics Corp.	2,318	209,524
General Electric Co.	117,364	3,635,936
General Mills, Inc.	4,392	198,958
General Motors Corp.	6,527	348,542
Genuine Parts Co.	2,013	66,832
Genzyme Corp.—General Division*	2,623	129,419
Georgia Pacific Corp.	2,989	91,673
Gillette Co.	11,834	434,663
Golden West Financial Corp.	1,769	182,543
Goodrich Corp.	1,403	41,655
Goodyear Tire & Rubber Co.*	2,074	16,302
Grainger (W.W.), Inc.	1,037	49,143
Great Lakes Chemical Corp.	610	16,586
Guidant Corp.	3,538	212,988
Halliburton Co.	5,124	133,224
Harley-Davidson, Inc.	3,538	168,161
Harrah’s Entertainment, Inc.	1,281	63,755
Hartford Financial Services Group, Inc.	3,294	194,445
Hasbro, Inc.	2,013	42,837
HCA, Inc.	5,795	248,953
Health Management Associates, Inc. —Class A	2,806	67,344
Heinz (H.J.) Co.	4,087	148,889
Hercules, Inc.*	1,281	15,628
Hershey Foods Corp.	1,525	117,410
Hewlett-Packard Co.	35,624	818,283
Hilton Hotels Corp.	4,453	76,280
Home Depot, Inc.	26,596	943,892
Honeywell International, Inc.	10,065	336,473
Humana, Inc.*	1,891	43,209
Huntington Bancshares, Inc.	2,684	60,390
Illinois Tool Works, Inc.	3,599	301,992
IMS Health, Inc.	2,806	69,757
Ingersoll-Rand Co.—Class A	2,013	136,642

See accompanying notes to the financial statements.

42

PROFUNDS UltraBull ProFund	Schedule of Portfolio Investments December 31, 2003

Common Stocks, continued

	Shares	Value
Intel Corp.	76,372	$2,459,179
International Business Machines Corp.	20,130	1,865,649
International Flavors & Fragrances, Inc.	1,098	38,342
International Game Technology	4,026	143,728
International Paper Co.	5,612	241,932
Interpublic Group of Companies, Inc.*	4,819	75,176
Intuit, Inc.*	2,318	122,645
ITT Industries, Inc.	1,098	81,483
J.P. Morgan Chase & Co.	23,851	876,048
Jabil Circuit, Inc.*	2,318	65,599
Janus Capital Group, Inc.	2,806	46,046
JDS Uniphase Corp.*	16,775	61,229
Jefferson-Pilot Corp.	1,647	83,421
John Hancock Financial Services, Inc.	3,355	125,813
Johnson & Johnson	34,709	1,793,067
Johnson Controls, Inc.	1,037	120,415
Jones Apparel Group, Inc.	1,464	51,577
KB Home	549	39,813
Kellogg Co.	4,758	181,185
Kerr-McGee Corp.	1,159	53,882
KeyCorp	4,880	143,082
KeySpan Corp.	1,830	67,344
Kimberly-Clark Corp.	5,917	349,636
Kinder Morgan, Inc.	1,464	86,522
King Pharmaceuticals, Inc.*	2,806	42,820
KLA-Tencor Corp.*	2,257	132,418
Knight Ridder, Inc.	915	70,794
Kohls Corp.*	3,965	178,187
Kroger Co.*	8,723	161,463
Leggett & Platt, Inc.	2,257	48,819
Lexmark International Group, Inc.*	1,525	119,926
Limited, Inc.	6,039	108,883
Lincoln National Corp.	2,074	83,727
Linear Technology Corp.	3,660	153,976
Liz Claiborne, Inc.	1,281	45,424
Lockheed Martin Corp.	5,246	269,644
Loews Corp.	2,196	108,592
Louisiana-Pacific Corp.*	1,220	21,814
Lowe’s Cos., Inc.	9,211	510,197
LSI Logic Corp.*	4,453	39,498
Lucent Technologies, Inc.*	49,044	139,285
Manor Care, Inc.	1,037	35,849
Marathon Oil Corp.	3,599	119,091
Marriott International, Inc.—Class A	2,684	124,001
Marsh & McLennan Companies, Inc.	6,222	297,972
Marshall & Ilsley Corp.	2,623	100,330
Masco Corp.	5,429	148,808
Mattel, Inc.	5,002	96,388
Maxim Integrated Products, Inc.	3,843	191,381
May Department Stores Co.	3,355	97,530
Maytag Corp.	915	25,483
MBIA, Inc.	1,708	101,165
MBNA Corp.	14,945	371,383
McCormick & Co., Inc.	1,647	49,575
McDonald’s Corp.	14,823	368,055
McGraw-Hill Companies, Inc.	2,257	157,809
McKesson Corp.	3,416	109,859
MeadWestvaco Corp.	2,318	68,961
Medco Health Solutions, Inc.*	3,172	107,816
MedImmune, Inc.*	2,867	72,822

Common Stocks, continued

	Shares	Value
Medtronic, Inc.	14,152	$687,929
Mellon Financial Corp.	5,002	160,614
Merck & Co., Inc.	25,986	1,200,553
Mercury Interactive Corp.*	1,037	50,440
Meredith Corp.	610	29,774
Merrill Lynch & Co., Inc.	4,576	268,382
MetLife, Inc.	8,906	299,864
MGIC Investment Corp.	1,159	65,993
Micron Technology, Inc.*	7,137	96,135
Microsoft Corp.	126,392	3,480,835
Millipore Corp.*	549	23,634
Molex, Inc.	2,196	76,618
Monsanto Co.	3,050	87,779
Monster Worldwide, Inc.*	1,342	29,470
Moody’s Corp.	1,769	107,113
Morgan Stanley Dean Witter & Co.	12,688	734,255
Motorola, Inc.	27,206	382,788
Nabors Industries, Ltd.*	1,708	70,882
National City Corp.	7,137	242,230
National Semiconductor Corp.*	2,196	86,544
Navistar International Corp.*	793	37,977
NCR Corp.*	1,098	42,602
Network Appliance, Inc.*	4,026	82,654
New York Times Co.—Class A	1,769	84,541
Newell Rubbermaid, Inc.	3,233	73,615
Newmont Mining Corp.	5,063	246,112
Nextel Communications, Inc.—Class A*	12,871	361,160
NICOR, Inc.	488	16,612
Nike, Inc.—Class B	3,050	208,803
NiSource, Inc.	3,050	66,917
Noble Corp.*	1,586	56,747
Nordstrom, Inc.	1,586	54,400
Norfolk Southern Corp.	4,575	108,199
North Fork Bancorp, Inc.	1,769	71,591
Northern Trust Corp.	2,562	118,928
Northrop Grumman Corp.	2,135	204,106
Novell, Inc.*	4,392	46,204
Novellus Systems, Inc.*	1,769	74,386
Nucor Corp.	915	51,241
NVIDIA Corp.*	1,891	43,966
Occidental Petroleum Corp.	4,514	190,671
Office Depot, Inc.*	3,660	61,159
Omnicom Group	2,196	191,777
Oracle Corp.*	61,122	806,810
PACCAR, Inc.	1,342	114,231
Pactiv Corp.*	1,830	43,737
Pall Corp.	1,464	39,279
Parametric Technology Corp.*	3,111	12,257
Parker Hannifin Corp.	1,403	83,479
Paychex, Inc.	4,392	163,382
Penney (J.C.) Co.	3,172	83,360
Peoples Energy Corp.	427	17,951
PeopleSoft, Inc.*	4,392	100,138
PepsiCo, Inc.	20,069	935,617
PerkinElmer, Inc.	1,464	24,990
Pfizer, Inc.	89,243	3,152,956
PG&E Corp.*	4,819	133,824
Phelps Dodge Corp.*	1,037	78,905
Pinnacle West Capital Corp.	1,037	41,501
Pitney Bowes, Inc.	2,745	111,502

See accompanying notes to the financial statements.

43

PROFUNDS UltraBull ProFund	Schedule of Portfolio Investments December 31, 2003

Common Stocks, continued

	Shares	Value
Plum Creek Timber Company, Inc.	2,135	$65,011
PMC-Sierra, Inc.*	2,013	40,562
PNC Financial Services Group	3,233	176,942
Power-One, Inc.*	976	10,570
PPG Industries, Inc.	2,013	128,872
PPL Corp.	2,074	90,738
Praxair, Inc.	3,782	144,472
Principal Financial Group, Inc.	3,782	125,071
Procter & Gamble Co.	15,189	1,517,077
Progress Energy, Inc.	2,867	129,760
Progress Energy, Inc.—CVO, 0.00%	987	0
Progressive Corp.	2,501	209,059
Prologis Trust	2,074	66,555
Providian Financial Corp.*	3,416	39,762
Prudential Financial, Inc.	6,344	264,989
Public Service Enterprise Group, Inc.	2,745	120,231
Pulte Homes, Inc.	732	68,530
QLogic Corp.*	1,098	56,657
Qualcomm, Inc.	9,333	503,329
Quest Diagnostics, Inc.*	1,220	89,194
Qwest Communications International, Inc.*	20,679	89,333
R.J. Reynolds Tobacco Holdings	976	56,754
RadioShack Corp.	1,891	58,016
Raytheon Co.	4,880	146,595
Reebok International, Ltd.	671	26,384
Regions Financial Corp.	2,623	97,576
Robert Half International, Inc.*	2,013	46,983
Rockwell Collins, Inc.	2,074	62,282
Rockwell International Corp.	2,196	78,178
Rohm & Haas Co.	2,623	112,028
Rowan Companies, Inc.*	1,098	25,441
Ryder System, Inc.	732	24,998
Sabre Holdings Corp.	1,647	35,559
SAFECO Corp.	1,647	64,118
Safeway, Inc.*	5,185	113,603
Sanmina-SCI Corp.*	6,039	76,152
Sara Lee Corp.	9,211	199,970
SBC Communications, Inc.	38,674	1,008,231
Schering-Plough Corp.	17,202	299,143
Schlumberger, Ltd.	6,832	373,847
Schwab (Charles) Corp.	15,860	187,782
Scientific-Atlanta, Inc.	1,769	48,294
Seagate Technology, Inc.(a)*	2,565	0
Sealed Air Corp.*	976	52,841
Sears, Roebuck & Co.	2,989	135,970
Sempra Energy	2,623	78,847
Sherwin-Williams Co.	1,708	59,336
Siebel Systems, Inc.*	5,795	80,377
Sigma-Aldrich Corp.	793	45,344
Simon Property Group, Inc.	2,257	104,589
SLM Corp.	5,246	197,669
Snap-on, Inc.	671	21,633
Solectron Corp.*	9,760	57,682
Southern Co.	8,540	258,336
SouthTrust Corp.	3,904	127,778
Southwest Airlines Co.	9,211	148,665
Sprint Corp. (FON Group)	10,553	173,280
Sprint Corp. (PCS Group)*	12,078	67,878
St. Jude Medical, Inc.*	2,013	123,498
St. Paul Companies, Inc.	2,684	106,421

Common Stocks, continued

	Shares	Value
Stanley Works	976	$36,961
Staples, Inc.*	5,795	158,204
Starbucks Corp.*	4,575	151,250
Starwood Hotels & Resorts Worldwide, Inc.	2,379	85,573
State Street Corp.	3,904	203,320
Stryker Corp.	2,318	197,053
Sun Microsystems, Inc.*	38,186	171,455
SunGard Data Systems, Inc.*	3,355	92,967
Sunoco, Inc.	915	46,802
SunTrust Banks, Inc.	3,294	235,521
SuperValu, Inc.	1,586	45,344
Symantec Corp.*	3,599	124,705
Symbol Technologies, Inc.	2,684	45,333
Synovus Financial Corp.	3,538	102,319
Sysco Corp.	7,564	281,607
T. Rowe Price Group, Inc.	1,464	69,408
Target Corp.	10,675	409,920
TECO Energy, Inc.	2,196	31,644
Tektronix, Inc.	976	30,842
Tellabs, Inc.*	4,880	41,138
Temple-Inland, Inc.	610	38,229
Tenet Healthcare Corp.*	5,429	87,135
Teradyne, Inc.*	2,257	57,441
Texas Instruments, Inc.	20,252	595,005
Textron, Inc.	1,586	90,497
The Pepsi Bottling Group, Inc.	3,050	73,749
Thermo Electron Corp.*	1,891	47,653
Thomas & Betts Corp.	671	15,359
Tiffany & Co.	1,708	77,202
Time Warner, Inc.*	52,887	951,436
TJX Companies, Inc.	5,856	129,125
Torchmark Corp.	1,342	61,115
Toys R Us, Inc.*	2,501	31,613
Transocean Sedco Forex, Inc.*	3,721	89,341
Travelers Property Casualty Corp.—Class B	11,773	199,788
Tribune Co.	3,660	188,856
Tupperware Corp.	671	11,635
TXU Corp.	3,782	89,709
Tyco International, Ltd.	23,363	619,120
U.S. Bancorp	22,570	672,135
Union Pacific Corp.	2,989	207,676
Union Planters Corp.	2,196	69,152
Unisys Corp.*	3,843	57,069
United Parcel Service, Inc.—Class B	13,115	977,722
United States Steel Corp.	1,220	42,724
United Technologies Corp.	5,490	520,288
UnitedHealth Group, Inc.	6,832	397,487
Univision Communications, Inc.—Class A*	3,782	150,108
Unocal Corp.	3,050	112,332
UnumProvident Corp.	3,477	54,832
UST, Inc.	1,952	69,667
Veritas Software Corp.*	5,002	185,874
Verizon Communications, Inc.	32,269	1,131,997
VF Corp.	1,281	55,390
Viacom, Inc.—Class B	20,435	906,905
Visteon Corp.	1,525	15,875
Vulcan Materials Co.	1,159	55,134
Wachovia Corp.	15,494	721,865
Wal-Mart Stores, Inc.	50,569	2,682,685
Walgreen Co.	11,956	434,959

See accompanying notes to the financial statements.

44

PROFUNDS UltraBull ProFund	Schedule of Portfolio Investments December 31, 2003

Common Stocks, continued

	Shares	Value
Walt Disney Co.	23,912	$557,867
Washington Mutual, Inc.	10,492	420,939
Waste Management, Inc.	6,832	202,227
Waters Corp.*	1,403	46,523
Watson Pharmaceuticals, Inc.*	1,281	58,926
Wellpoint Health Networks, Inc.*	1,769	171,575
Wells Fargo & Co.	19,764	1,163,902
Wendy’s International, Inc.	1,342	52,660
Weyerhaeuser Co.	2,562	163,967
Whirlpool Corp.	793	57,611
Williams Companies, Inc.	6,039	59,303
Winn-Dixie Stores, Inc.	1,647	16,388
Worthington Industries, Inc.	1,037	18,697
Wrigley (WM.) JR Co.	2,623	147,439
Wyeth	15,555	660,310
Xcel Energy, Inc.	4,636	78,719
Xerox Corp.*	9,272	127,954
Xilinx, Inc.*	4,026	155,967
XL Capital, Ltd.—Class A	1,586	122,994
Yahoo!, Inc.*	7,686	347,177
YUM! Brands, Inc.*	3,416	117,510
Zimmer Holdings, Inc.*	2,806	197,542
Zions Bancorp	1,037	63,599

TOTAL COMMON STOCKS (Cost $95,301,299)		119,036,130

U.S. Government Agency Obligations (5.9%)

	Principal Amount
Federal National Mortgage Association, 0.50%, 01/02/04	$8,150,000	8,149,887

TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS (Cost $8,149,887)		8,149,887

TOTAL INVESTMENT SECURITIES (Cost $103,451,186)- 92.9%		127,186,017
Net other assets (liabilities)—7.1%		9,663,436

NET ASSETS—100.0%		$136,849,453

Futures Contracts Purchased

	Contracts	Unrealized Appreciation (Depreciation)
S&P 500 Futures Contract expiring March 2004 (Underlying face amount at value $73,371,875)	265	$2,839,632
E-Mini S&P 500 Futures Contract expiring March 2004 (Underlying face amount at value $55,375)	1	$ (16)

Swap Agreements

	Units	Unrealized Appreciation (Depreciation)
Equity Index Swap Agreement based on the S&P 500 Index expiring 04/26/04 (Underlying notional amount at value $20,799,020)	18,705	$308,626
Equity Index Swap Agreement based on the S&P 500 Index expiring 01/29/04 (Underlying notional amount at value $60,331,532)	54,259	$895,231

*	Non-income producing securities
(a)	Escrowed Security
CVO	Contingent Value Obligation

UltraBull ProFund invested, as a percentage of net assets, in the following industries, as of December 31, 2003:

Advertising	0.2%
Aerospace/Defense	1.4%
Agricultural	1.1%
Airlines	0.1%
Apparel	0.3%
Auto Manufacturers	0.6%
Auto Parts & Equipment	0.2%
Banks	6.0%
Beverages	2.3%
Biotechnology	1.0%
Building Materials	0.2%
Chemicals	1.4%
Commercial Services	0.8%
Computers	3.8%
Cosmetics/Personal Care	2.1%
Distribution/Wholesale	0.1%
Diversified Financial Services	6.0%
Electric	2.2%
Electronic Components & Equipment	0.3%
Electronics	0.5%
Engineering & Construction	0.1%
Entertainment	0.1%
Environmental Control	0.2%
Food	1.6%
Forest & Products & Paper	0.5%
Gas	0.1%
Hand/Machine Tools	0.1%
Healthcare—Products	3.0%
Healthcare—Services	1.0%
Home Builders	0.1%
Home Furnishings	0.1%
Household Products/Wares	0.2%
Housewares	0.1%
Insurance	4.2%
Internet	0.7%
Iron/Steel	0.1%

See accompanying notes to the financial statements.

45

PROFUNDS UltraBull ProFund	Schedule of Portfolio Investments December 31, 2003

Leisure Time	0.4%
Lodging	0.3%
Machinery—Diversified	0.3%
Machinery—Construction & Mining	0.2%
Media	3.4%
Metal Fabricate/Hardware	0.1%
Mining	0.6%
Miscellaneous Manufacturing	4.7%
Office/Business Equipment	0.2%
Oil & Gas	4.6%
Oil & Gas Services	0.5%
Packaging & Containers	0.1%
Pharmaceuticals	6.3%
Pipelines	0.2%
Real Estate Investment Trust	0.3%
Retail	6.1%
Savings & Loans	0.4%
Semiconductor	3.7%
Software	4.5%
Telecommunications	5.7%
Textiles	0.1%
Toys/Games/Hobbies	0.1%
Transportation	1.3%
Trucking & Leasing	0.1%
Other**	13.0%

**	Including debt securities, repurchase agreements, options purchased, and net other assets (liabilities).

See accompanying notes to the financial statements.

46

PROFUNDS UltraMid-Cap ProFund	Schedule of Portfolio Investments December 31, 2003

Common Stocks (82.0%)

	Shares	Value
3Com Corp.*	19,228	$157,093
99 Cents Only Stores*	3,542	96,449
Abercrombie & Fitch Co.—Class A*	5,566	137,536
Activision, Inc.*	4,554	82,883
Acxiom Corp.*	4,554	84,568
ADTRAN, Inc.	4,048	125,488
Advanced Fibre Communications, Inc.*	4,554	91,763
AdvancePCS*	5,060	266,460
Advent Software, Inc.*	2,024	35,278
Affiliated Computer Services, Inc.—Class A*	7,084	385,794
AGCO Corp.*	4,048	81,527
AGL Resources, Inc.	3,036	88,348
Airgas, Inc.	3,542	76,082
Alaska Air Group, Inc.*	1,518	41,426
Albemarle Corp.	2,024	60,659
Alexander & Baldwin, Inc.	2,024	68,189
ALLETE, Inc.	4,554	139,352
Alliant Energy Corp.	5,566	138,593
Allmerica Financial Corp.*	3,036	93,418
AMB Property Corp.	4,048	133,098
American Eagle Outfitters, Inc.*	4,048	66,387
American Financial Group, Inc.	3,542	93,721
AmeriCredit Corp.*	7,590	120,909
Amerus Group Co.	2,024	70,779
Ametek, Inc.	2,024	97,678
Apogent Technologies, Inc.*	5,060	116,582
Applebee’s International, Inc.	3,036	119,224
Apria Healthcare Group, Inc.*	3,036	86,435
Aquilla, Inc.*	10,120	34,307
Arch Coal, Inc.	3,036	94,632
Arrow Electronics, Inc.*	5,566	128,797
Arthur J. Gallagher & Co.	4,554	147,959
ArvinMeritor, Inc.	3,542	85,433
Ascential Software Corp.*	3,542	91,844
Associated Banc Corp.	4,048	172,647
Astoria Financial Corp.	4,554	169,409
Atmel Corp.*	25,300	152,053
Avnet, Inc.*	6,578	142,479
Avocent Corp.*	2,530	92,396
Bandag, Inc.	1,012	41,694
Bank of Hawaii Corp.	3,036	128,119
Banknorth Group, Inc.	8,602	279,823
Banta Corp.	1,518	61,479
Barnes & Noble, Inc.*	3,542	116,355
Barr Laboratories, Inc.*	3,542	272,557
Beckman Coulter, Inc.	3,542	180,040
Belo (A.H.) Corp.—Class A	6,072	172,080
BJ’s Wholesale Club, Inc.*	4,048	92,942
Black Hills Corp.	1,518	45,282
Blyth, Inc.	2,530	81,517
Bob Evans Farms, Inc.	2,024	65,699
Borders Group, Inc.*	4,554	99,824
BorgWarner, Inc.	1,518	129,136
Bowater, Inc.	3,036	140,596
Boyd Gaming Corp.	3,036	49,001
Brink’s Co.	3,036	68,644
Brinker International, Inc.*	5,060	167,790
Brown & Brown, Inc.	3,542	115,505
C.H. Robinson Worldwide, Inc.	4,554	172,642
Cabot Corp.	3,542	112,777

Common Stocks, continued

	Shares	Value
Cabot Microelectronics Corp.*	1,518	$74,382
Cadence Design Systems, Inc.*	13,662	245,643
Callaway Golf Co.	4,048	68,209
Career Education Corp.*	5,060	202,754
Carlisle Cos., Inc.	1,518	92,385
Carmax, Inc.*	6,072	187,807
Carpenter Technology Corp.	1,012	29,925
Catalina Marketing Corp.*	3,036	61,206
CBRL Group, Inc.	3,036	116,157
CDW Corp.	4,554	263,039
Ceridian Corp.*	8,096	169,530
Certegy, Inc.	3,542	116,178
Charles River Laboratories International, Inc.*	2,530	86,855
CheckFree Holdings Corp.*	4,048	111,927
Chico’s FAS, Inc.*	4,048	149,574
Choicepoint, Inc.*	4,554	173,462
Church & Dwight, Inc.	2,024	80,150
Cincinnati Bell, Inc.*	12,650	63,883
City National Corp.	2,530	157,164
Claire’s Stores, Inc.	5,060	95,330
CNF, Inc.	2,530	85,767
Coach, Inc.*	10,120	382,030
Colonial BancGroup, Inc.	6,578	113,931
Commerce Bancorp, Inc.	4,048	213,249
Commscope, Inc.*	3,542	57,841
Community Health Systems*	4,554	121,045
Compass Bancshares, Inc.	7,084	278,472
Constellation Brands, Inc.*	5,566	183,289
Cooper Cameron Corp.*	3,036	141,478
Copart, Inc.*	5,060	83,490
Corinthian Colleges, Inc.*	2,024	112,453
Covance, Inc.*	3,542	94,926
Coventry Health Care, Inc.*	3,542	228,423
Credence Systems Corp.*	3,036	39,954
Cree Research, Inc.*	4,048	71,609
Crompton Corp.	6,072	43,536
CSG Systems International, Inc.*	3,036	37,920
Cullen/Frost Bankers, Inc.	2,530	102,642
Cypress Semiconductor Corp.*	6,578	140,506
Cytec Industries, Inc.*	2,024	77,701
CYTYC Corp.*	6,578	90,513
D.R. Horton, Inc.	8,096	350,233
Dean Foods Co.*	8,096	266,115
DENTSPLY International, Inc.	4,048	182,848
DeVry, Inc.*	3,542	89,010
Dial Corp.	5,060	144,058
Diebold, Inc.	4,048	218,066
Dollar Tree Stores, Inc.*	6,072	182,524
Donaldson Co., Inc.	2,530	149,675
DPL, Inc.	7,084	147,914
DST Systems, Inc.*	6,578	274,697
Dun & Bradstreet Corp.*	4,048	205,273
Duquesne Light Holdings, Inc.	3,036	55,680
Dycom Industries, Inc.*	2,530	67,855
E*TRADE Group, Inc.*	19,228	243,234
Eaton Vance Corp.	3,542	129,779
Education Management Corp.*	4,048	125,650
Edwards (A.G.), Inc.	4,554	164,991
Edwards Lifesciences Corp.*	3,036	91,323

See accompanying notes to the financial statements.

47

PROFUNDS UltraMid-Cap ProFund	Schedule of Portfolio Investments December 31, 2003

Common Stocks, continued

	Shares	Value
EGL, Inc.*	2,530	$44,427
Emmis Communications Corp.*	3,036	82,124
Energizer Holdings, Inc.*	5,060	190,053
Energy East Corp.	6,072	136,013
Ensco International, Inc.	7,084	192,472
Entercom Communications Corp.*	2,530	133,989
Equitable Resources, Inc.	3,542	152,023
Everest Re Group, Ltd.	3,036	256,847
Expeditors International of Washington, Inc.	6,072	228,671
Express Scripts, Inc.—Class A*	4,554	302,522
Extended Stay America, Inc.	5,060	73,269
Fair, Isaac & Co., Inc.	2,530	124,375
Fairchild Semiconductor International, Inc.*	6,072	151,618
Fastenal Co.	4,048	202,157
Federal Signal Corp.	2,530	44,326
Ferro Corp.	2,024	55,073
Fidelity National Financial, Inc.	7,590	294,341
First American Financial Corp.	3,542	105,445
First Health Group Corp.*	5,566	108,314
FirstMerit Corp.	4,554	122,821
Flowserve Corp.*	3,036	63,392
FMC Corp.*	2,024	69,079
FMC Technologies, Inc.*	3,542	82,529
Forest Oil Corp.*	2,530	72,282
Furniture Brands International, Inc.	3,036	89,046
Gartner Group, Inc.*	7,084	80,120
GATX Corp.	2,530	70,789
Gentex Corp.	4,048	178,760
Gilead Sciences, Inc.*	10,626	617,796
Glatfelter (P.H.) Co.	2,530	31,499
Graco, Inc.	2,530	101,453
Granite Construction, Inc.	2,024	47,544
Grant Prideco, Inc.*	6,578	85,646
Great Plains Energy, Inc.	3,542	112,706
Greater Bay Bancorp	2,530	72,054
GreenPoint Financial Corp.	7,590	268,079
GTECH Holdings Corp.	3,036	150,251
Hanover Compressor Co.*	3,542	39,493
Harris Corp.	3,542	134,419
Harsco Corp.	2,024	88,692
Harte-Hanks, Inc.	7,590	165,082
Hawaiian Electric Industries, Inc.	2,024	95,877
HCC Insurance Holdings, Inc.	3,542	112,636
Health Net, Inc.*	6,072	198,554
Helmerich & Payne, Inc.	2,530	70,663
Henry (Jack) & Associates, Inc.	5,060	104,135
Henry Schein, Inc.*	2,530	170,977
Herman Miller, Inc.	4,048	98,245
Hibernia Corp.	8,602	202,233
Highwoods Properties, Inc.	3,036	77,114
Hillenbrand Industries, Inc.	3,542	219,817
HON Industries, Inc.	3,036	131,519
Horace Mann Educators Corp.	2,024	28,275
Hormel Foods Corp.	7,590	195,898
Hospitality Properties Trust	3,542	146,215
Hovnanian Enterprises—Class A*	1,518	132,157
Hubbell, Inc.—Class B	3,036	133,888
IDACORP, Inc.	2,024	60,558
Imation Corp.	2,024	71,144
IMC Global, Inc.	6,072	60,295

Common Stocks, continued

	Shares	Value
Independence Community Bank Corp.	3,036	$109,205
IndyMac Bancorp, Inc.	3,036	90,442
Integrated Circuit Systems, Inc.*	3,542	100,912
Integrated Device Technology, Inc.*	5,566	95,568
International Rectifier Corp.*	3,542	175,010
International Speedway Corp.	3,036	135,588
Internet Security Systems, Inc.*	2,530	47,640
Intersil Corp.—Class A	7,590	188,612
Interstate Bakeries Corp.	2,530	36,002
Investment Technology Group, Inc.*	2,530	40,860
Investors Financial Services Corp.	3,542	136,048
IVAX Corp.*	10,626	253,749
J.B. Hunt Transport Services, Inc.*	4,048	109,336
Jacobs Engineering Group, Inc.*	3,036	145,758
JetBlue Airways Corp.*	5,060	134,191
JM Smucker Co.	2,530	114,584
Keane, Inc.*	3,542	51,855
Kelly Services, Inc.—Class A	2,024	57,765
KEMET Corp.*	4,554	62,344
Kennametal, Inc.	2,024	80,454
Korn/Ferry International*	2,024	27,000
Krispy Kreme Doughnuts, Inc.*	3,036	111,118
L-3 Communications Holdings, Inc.*	4,048	207,905
LaBranche & Co., Inc.	3,036	35,430
Lam Research Corp.*	7,084	228,813
Lancaster Colony Corp.	2,024	91,404
Lattice Semiconductor Corp.*	6,072	58,777
Lear Corp.	3,542	217,231
Lee Enterprises, Inc.	2,530	110,435
Legg Mason, Inc.	3,542	273,371
Lennar Corp.—Class B	4,048	388,608
Leucadia National Corp.	3,542	163,286
Liberty Property Trust	4,048	157,468
LifePoint Hospitals, Inc.*	2,024	59,607
Lincare Holdings, Inc.*	5,060	151,952
Longs Drug Stores Corp.	2,024	50,074
Longview Fibre Co.	2,530	31,246
LTX Corp.*	2,530	38,026
Lubrizol Corp.	2,530	82,276
Lyondell Chemical Co.	9,108	154,382
M&T Bank Corp.	5,060	497,399
Mack-Cali Realty Corp.	3,036	126,358
Macromedia, Inc.*	3,036	54,162
Macrovision Corp.*	2,530	57,153
Mandalay Resort Group	3,542	158,398
Manpower, Inc.	4,048	190,580
Martin Marietta Materials	2,530	118,834
McDATA Corp.—Class A*	6,072	57,866
MDU Resources Group, Inc.	6,072	144,574
Media General, Inc.—Class A	1,012	65,881
Mentor Graphics Corp.*	3,542	51,501
Mercantile Bankshares Corp.	4,554	207,571
Michaels Stores, Inc.	3,542	156,556
Micrel, Inc.*	5,060	78,835
Microchip Technology, Inc.	10,626	354,482
Millennium Pharmaceuticals, Inc.*	15,180	283,410
Minerals Technologies, Inc.	1,012	59,961
Modine Manufacturing Co.	2,024	54,608
Mohawk Industries, Inc.*	3,542	249,852
MONY Group, Inc.*	2,530	79,164

See accompanying notes to the financial statements.

48

PROFUNDS UltraMid-Cap ProFund	Schedule of Portfolio Investments December 31, 2003

Common Stocks, continued

	Shares	Value
MPS Group, Inc.*	5,566	$52,042
Murphy Oil Corp.	5,060	330,470
Mylan Laboratories, Inc.	9,614	242,850
National Commerce Financial Corp.	11,132	303,681
National Fuel Gas Co.	4,554	111,300
National Instruments Corp.	3,036	138,047
National-Oilwell, Inc.*	4,554	101,827
Neiman Marcus Group, Inc.—Class A*	2,530	135,785
Network Associates, Inc.*	8,096	121,764
New Plan Excel Realty Trust, Inc.	5,060	124,830
New York Community Bancorp	7,084	269,546
Newport Corp.*	2,024	33,457
Noble Energy, Inc.	3,036	134,889
Nordson Corp.	2,024	69,889
Northeast Utilities System	7,590	153,090
NSTAR	3,036	147,246
O’Reilly Automotive, Inc.*	3,036	116,461
OGE Energy Corp.	4,554	110,161
Ohio Casualty Corp.*	3,036	52,705
Old Republic International Corp.	9,867	250,227
Olin Corp.	3,036	60,902
Omnicare, Inc.	5,060	204,373
ONEOK, Inc.	4,048	89,380
Outback Steakhouse, Inc.	4,048	178,962
Oxford Health Plans, Inc.*	4,554	198,099
PacifiCare Health Systems, Inc.*	2,024	136,822
Packaging Corp. of America	5,566	121,673
Park Place Entertainment Corp.*	16,192	175,359
Patterson Dental Co.*	3,542	227,255
Patterson-UTI Energy, Inc.*	4,048	133,260
Payless ShoeSource, Inc.*	3,036	40,682
Peabody Energy Corp.	2,530	105,526
Pentair, Inc.	2,530	115,621
Pepco Holdings, Inc.	5,566	108,760
PepsiAmericas, Inc.	8,602	147,266
Perrigo Co.	4,048	63,635
Petsmart, Inc.	7,590	180,642
Pharmaceutical Resources, Inc.*	1,518	98,898
Philadelphia Suburban Corp.	4,554	100,643
Pier 1 Imports, Inc.	5,060	110,612
Pioneer Natural Resources Co.*	6,072	193,879
Plantronics, Inc.*	2,530	82,605
Plexus Corp.*	2,024	34,752
PMI Group, Inc.	5,060	188,384
PNM Resources, Inc.	2,024	56,874
Pogo Producing Co.	3,036	146,639
Polycom, Inc.*	5,566	108,648
Potlatch Corp.	1,518	52,781
Powerwave Technologies, Inc.*	3,542	27,096
Precision Castparts Corp.	3,036	137,865
Price Communications Corp.*	3,036	41,684
Pride International, Inc.*	7,084	132,046
Protective Life Corp.	3,542	119,861
Protein Design Labs, Inc.*	4,554	81,517
Provident Financial Group, Inc.	2,530	80,834
Puget Energy, Inc.	4,554	108,249
Quanta Services, Inc.*	6,072	44,326
Quantum Corp.*	8,602	26,838
Questar Corp.	4,554	160,072
Radian Group, Inc.	5,060	246,675

Common Stocks, continued

	Shares	Value
Raymond James Financial Corp.	2,530	$95,381
Rayonier, Inc.	2,530	105,020
Reader’s Digest Association, Inc.	5,566	81,598
Republic Services, Inc.	9,108	233,438
Retek, Inc.*	3,036	28,174
Reynolds & Reynolds Co.	3,542	102,895
RF Micro Devices, Inc.*	9,108	91,535
Rollins, Inc.	2,530	57,052
Ross Stores, Inc.	8,096	213,977
RPM, Inc.	6,072	99,945
RSA Security, Inc.*	3,036	43,111
Ruby Tuesday, Inc.	3,036	86,496
Ruddick Corp.	2,530	45,287
Saks, Inc.*	7,590	114,154
Sandisk Corp.*	3,542	216,558
SCANA Corp.	5,566	190,637
Scholastic Corp.*	2,024	68,897
SEI Investments Co.	6,072	185,014
Semtech Corp.*	4,048	92,011
Sensient Technologies Corp.	2,530	50,018
Sepracor, Inc.*	4,554	108,977
Sequa Corp.—Class A*	506	24,794
SICOR, Inc.*	6,578	178,922
Sierra Pacific Resources*	6,072	44,568
Silicon Laboratories, Inc.*	2,530	109,347
Silicon Valley Bancshares*	2,024	73,006
Six Flags, Inc.*	5,060	38,051
Smith International, Inc.*	5,060	210,091
Smithfield Foods, Inc.*	6,072	125,690
Sonoco Products Co.	5,060	124,577
Sotheby’s Holdings, Inc.—Class A*	3,542	48,384
Sovereign Bancorp, Inc.	15,180	360,524
SPX Corp.*	4,048	238,062
StanCorp Financial Group, Inc.	1,518	95,452
Stericycle, Inc.*	2,024	94,521
STERIS Corp.*	3,542	80,049
Storage Technology Corp.*	5,566	143,325
Superior Industries International, Inc.	1,518	66,063
Swift Transportation Co., Inc.*	4,554	95,725
Sybase, Inc.*	5,566	114,548
Sylvan Learning Systems, Inc.*	2,024	58,271
Synopsys, Inc.*	8,096	273,321
TCF Financial Corp.	4,048	207,865
Tech Data Corp.*	3,036	120,499
Tecumseh Products Co.	1,012	49,011
Teleflex, Inc.	2,024	97,820
Telephone & Data Systems, Inc.	3,036	189,901
The Cheesecake Factory, Inc.*	2,530	111,396
The Scotts Co.—Class A*	1,518	89,805
Tidewater, Inc.	3,036	90,716
Timberland Co.—Class A*	2,024	105,390
Titan Corp.*	4,048	88,287
Toll Brothers, Inc.*	3,542	140,830
Tootsie Roll Industries, Inc.	3,036	109,296
Transaction Systems Architects, Inc.*	2,024	45,803
Triad Hospitals, Inc.*	4,048	134,677
Trinity Industries, Inc.	2,530	78,025
TriQuint Semiconductor, Inc.*	7,084	50,084
Tyson Foods, Inc.—Class A	19,228	254,579
Unifi, Inc.*	3,036	19,582

See accompanying notes to the financial statements.

49

PROFUNDS UltraMid-Cap ProFund	Schedule of Portfolio Investments December 31, 2003

Common Stocks, continued

	Shares	Value
United Dominion Realty Trust, Inc.	6,072	$116,582
United Rentals, Inc.*	4,048	77,964
Unitrin, Inc.	3,542	146,674
Universal Corp.	1,518	67,050
Universal Health Services, Inc. —Class B	3,036	163,094
Valassis Communications, Inc.*	3,036	89,107
Valeant Pharmaceuticals International	4,554	114,533
Valero Energy Corp.	6,072	281,376
Valspar Corp.	2,530	125,033
Varco International, Inc.*	5,060	104,388
Varian Medical Systems, Inc.*	3,542	244,752
Varian, Inc.*	1,518	63,346
Vectren Corp.	4,048	99,783
Vertex Pharmaceuticals, Inc.*	4,048	41,411
Viad Corp.	5,060	126,500
Vishay Intertechnology, Inc.*	8,602	196,987
VISX, Inc.*	2,530	58,570
W.R. Berkley Corp.	4,554	159,162
Waddell & Reed Financial, Inc.	4,554	106,837
Washington Federal, Inc.	3,542	100,593
Washington Post Co.—Class B	506	400,448
Wausau-Mosinee Paper Corp.	3,036	41,047
Weatherford International, Ltd.*	7,084	255,023
Webster Financial Corp.	2,530	116,026
Werner Enterprises, Inc.	4,048	78,896
Westamerica Bancorporation	2,024	100,593
Westar Energy, Inc.	4,048	81,972
Western Gas Resources, Inc.	2,024	95,634
Westwood One, Inc.*	5,566	190,413
WGL Holdings, Inc.	2,530	70,309
Whole Foods Market, Inc.*	3,036	203,807
Williams-Sonoma, Inc.*	6,072	211,123
Wilmington Trust Corp.	3,542	127,512
Wind River Systems, Inc.*	4,554	39,893
Wisconsin Energy Corp.	6,072	203,109
WPS Resources Corp.	1,518	70,177
XTO Energy, Inc.	9,614	272,076
York International Corp.	2,024	74,483
Zebra Technologies Corp.*	2,530	167,915

TOTAL COMMON STOCKS (Cost $46,342,901)		51,025,197

U.S. Government Agency Obligations (23.0%)

	Principal Amount
Federal National Mortgage Association, 0.50%, 01/02/04	$14,295,000	14,294,801

TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS (Cost $14,294,801)		14,294,801

TOTAL INVESTMENT SECURITIES (Cost $60,637,702)—105.0%		65,319,998
Net other assets (liabilities)—(5.0)%		(3,137,399)

NET ASSETS—100.0%		$62,182,599

Futures Contracts Purchased

	Contracts	Unrealized Appreciation (Depreciation)
S&P MidCap 400 Futures Contract expiring March 2004 (Underlying face amount at value $8,061,200)	28	$180,988
Swap Agreements

	Units	Unrealized Appreciation (Depreciation)
Equity Index Swap Agreement based on the S&P MidCap 400 Index expiring 01/27/04 (Underlying notional amount at value $65,400,113)	113,540	$436,053

*	Non-income producing security

UltraMid-Cap ProFund invested, as a percentage of net assets, in the following industries, as of December 31, 2003:

Advertising	0.4%
Aerospace/Defense	0.5%
Agriculture	0.1%
Airlines	0.3%
Apparel	0.8%
Auto Parts & Equipment	1.0%
Banks	5.8%
Beverages	0.5%
Biotechnology	0.7%
Building Materials	0.3%
Chemicals	1.9%
Coal	0.3%
Commercial Services	2.6%
Communication Services	0.3%
Computers	3.8%
Distribution/Wholesale	0.9%
Diversified Financial Services	1.9%
Electric	3.9%
Electrical Components & Equipment	0.7%
Electronics	1.2%
Engineering & Construction	0.4%
Entertainment	0.6%
Environmental Control	0.5%
Food	2.3%
Forest Products & Paper	0.6%
Gas	0.4%
Hand/Machine Tools	0.1%
Health Care	0.2%
Healthcare—Products	2.7%
Healthcare—Services	2.3%
Home Builders	1.6%
Home Furnishings	0.1%
Household Products/Wares	0.6%
Insurance	4.6%
Internet	0.9%
Iron/Steel	0.1%
Leisure Time	0.1%
Lodging	0.7%

See accompanying notes to the financial statements.

50

PROFUNDS UltraMid-Cap ProFund	Schedule of Portfolio Investments December 31, 2003

Machinery—Diversified	0.9%
Media	2.1%
Metal Fabricate/Hardware	0.2%
Miscellaneous Manufacturing	1.7%
Office Furnishings	0.4%
Oil & Gas	3.2%
Oil & Gas Services	1.8%
Packaging & Containers	0.4%
Pharmaceuticals	4.5%
Pipelines	0.9%
Real Estate Investment Trust	1.4%
Retail	5.9%
Savings & Loans	2.2%
Semiconductors	3.4%
Software	2.2%
Telecommunications	1.9%
Textiles	0.5%
Transportation	1.4%
Trucking & Leasing	0.1%
Water	0.2%
Other**	18.0%

**	Including debt securities, repurchase agreements, options purchased, and net other assets (liabilities).

See accompanying notes to the financial statements.

51

PROFUNDS UltraSmall-Cap ProFund	Schedule of Portfolio Investments December 31, 2003

Common Stocks (88.8%)

	Shares	Value
@ROAD, Inc.*	4,644	$61,765
Aaron Rents, Inc.	5,676	114,258
Abgenix, Inc.*	14,964	186,451
Able Laboratories, Inc.*	6,708	121,214
ABM Industries, Inc.	8,772	152,721
Accredo Health, Inc.*	8,256	260,972
Actel Corp.*	3,612	87,049
Activision, Inc.*	14,964	272,344
Actuant Corp.*	6,192	224,150
Acuity Brands, Inc.	6,708	173,066
Adaptec, Inc.*	18,576	164,026
Adolor Corp.*	5,160	103,303
Advanced Digital Information Corp.*	10,320	144,480
Advanced Energy Industries, Inc.*	2,580	67,209
Advanced Medical Optics, Inc.*	4,644	91,255
Advanced Neuromodulation Systems, Inc.*	3,096	142,354
Advent Software, Inc.*	5,160	89,939
Advisory Board Co.*	1,548	54,041
ADVO, Inc.	9,288	294,987
Aeroflex, Inc.*	8,772	102,545
Aeropostale, Inc.*	3,612	99,041
Affiliated Managers Group, Inc.*	6,708	466,811
Agile Software Corp.*	7,224	71,518
AirTran Holdings, Inc.*	11,352	135,089
Akamai Technologies, Inc.*	17,544	188,598
Alaska Air Group, Inc.*	6,192	168,980
Albany International Corp.—Class A	6,708	227,401
Albany Molecular Research, Inc.*	4,128	62,003
Albemarle Corp.	5,160	154,645
Alexander & Baldwin, Inc.	7,224	243,377
Alexandria Real Estate Equities, Inc.	4,644	268,888
Alfa Corp.	5,676	72,993
Align Technology, Inc.*	7,224	119,340
Alkermes, Inc.*	10,836	146,286
Allegheny Energy, Inc.*	30,444	388,465
Allegheny Technologies, Inc.	30,444	402,469
Alliance Gaming Corp.*	8,256	203,510
Allmerica Financial Corp.*	12,384	381,055
Alpharma, Inc.	15,480	311,148
Amcore Financial, Inc.	4,128	111,539
American Eagle Outfitters, Inc.*	8,772	143,861
American Greetings Corp.—Class A*	29,928	654,526
American Healthways, Inc.*	4,128	98,535
American Italian Pasta Co.*	4,128	172,963
American Management Systems, Inc.*	7,224	108,866
American Medical Systems Holdings, Inc.*	3,096	67,493
American States Water Co.	4,128	103,200
AMERIGROUP Corp.*	5,160	220,074
Amerus Group Co.	6,708	234,579
Amli Residential Properties Trust	13,416	359,549
AMN Healthcare Services, Inc.*	7,224	123,964
AMR Corp.*	26,832	347,475
AmSurg Corp.*	4,644	175,961
Analogic Corp.	1,032	42,312
Anchor BanCorp Wisconsin, Inc.	3,096	77,090
Andrew Corp.*	25,284	291,019
Anixter International, Inc.*	12,384	320,498
AnnTaylor Stores Corp.*	11,352	442,728
ANSYS, Inc.*	2,064	81,941
Anteon International Corp.*	3,612	130,213

Common Stocks, continued

	Shares	Value
Anthracite Capital, Inc.	26,316	$291,318
Anworth Mortgage Asset Corp.	10,836	150,945
Applera Corp.—Celera Genomics Group*	29,412	409,122
Applied Industrial Technologies, Inc.	2,580	61,559
aQuantive, Inc.*	9,288	95,202
Aquilla, Inc.*	31,476	106,704
Arbitron, Inc.*	7,224	301,384
Arch Chemicals, Inc.	3,096	79,443
Arch Coal, Inc.	9,288	289,507
Argosy Gaming Co.*	5,676	147,519
Ariba, Inc.*	170,796	512,389
Arkansas Best Corp.	3,612	113,381
Arrow International, Inc.	3,612	90,228
Ascential Software Corp.*	9,804	254,217
Ask Jeeves, Inc.*	5,676	102,849
Asyst Technologies, Inc.*	6,192	107,431
Atherogenics, Inc.*	8,772	131,141
ATMI, Inc.*	6,192	143,283
Atmos Energy Corp.	8,256	200,621
Atrix Laboratories, Inc.*	3,096	74,428
Aviall, Inc.*	5,160	80,032
Avid Technology, Inc.*	5,160	247,680
Avista Corp.	8,256	149,599
Axcelis Technologies, Inc.*	17,028	174,026
Aztar Corp.*	7,740	174,149
Baldor Electric Co.	4,644	106,115
Bandag, Inc.	3,096	127,555
Bankatlantic Bancorp, Inc.—Class A	26,832	509,808
BankUnited Financial Corp.—Class A*	4,644	119,769
Banta Corp.	5,676	229,878
BARRA, Inc.	2,580	91,564
Bay View Capital Corp.	10,836	23,189
Beazer Homes U.S.A., Inc.	4,644	453,534
Bedford Property Investors, Inc.	4,128	118,185
Bel Fuse, Inc.—Class B	6,708	218,882
Belden, Inc.	6,192	130,589
Benchmark Electronics, Inc.*	9,804	341,277
Beverly Enterprises, Inc.*	15,480	132,973
BioMarin Pharmaceutical, Inc.*	10,836	84,185
Biosite Diagnostics, Inc.*	1,548	44,815
BJ’s Wholesale Club, Inc.*	18,060	414,658
Black Box Corp.	2,580	118,861
Black Hills Corp.	5,160	153,923
Bob Evans Farms, Inc.	5,676	184,243
Borland Software Corp.*	14,964	145,600
Boston Private Financial Holdings, Inc.	3,096	76,905
Bowne & Co., Inc.	5,676	76,967
Boyd Gaming Corp.	6,192	99,939
Brady Corp.—Class A	4,644	189,243
Brandywine Realty Trust	18,576	497,281
Briggs & Stratton Corp.	3,612	243,449
Bright Horizons Family Solutions, Inc.*	1,548	65,016
Brink’s Co.	10,836	245,002
Brookline Bancorp, Inc.	53,148	815,289
Brooks Automation, Inc.*	6,192	149,661
Brown Shoe Company, Inc.	4,644	176,147
Burlington Coat Factory Warehouse Corp.	3,096	65,511
C&D Technologies, Inc.	5,160	98,917
Cabot Microelectronics Corp.*	6,192	303,408

See accompanying notes to the financial statements.

52

PROFUNDS UltraSmall-Cap ProFund	Schedule of Portfolio Investments December 31, 2003

Common Stocks, continued

	Shares	Value
Cabot Oil & Gas Corp.	4,128	$121,157
CACI International, Inc.—Class A*	7,740	376,318
Cal Dive International, Inc.*	5,676	136,848
California Water Service Group	2,580	70,692
Callaway Golf Co.	18,060	304,311
Cambrex Corp.	3,096	78,205
Capital Automotive REIT	4,128	132,096
CARBO Ceramics, Inc.	1,548	79,335
Carpenter Technology Corp.	3,096	91,549
Casey’s General Stores, Inc.	7,224	127,576
Cash America International, Inc.	4,128	87,431
Catalina Marketing Corp.*	17,544	353,687
Cathay Bancorp, Inc.	2,580	143,654
Cato Corp.—Class A	2,580	52,890
CEC Entertainment, Inc.*	6,192	293,439
Cell Genesys, Inc.*	5,676	73,447
Centene Corp.*	2,580	72,266
Central Garden & Pet Co.*	2,580	72,317
Central Pacific Financial Corp.	2,064	62,003
Cerner Corp.*	4,644	175,775
CH Energy Group, Inc.	2,064	96,802
Champion Enterprises, Inc.*	8,772	61,404
Charming Shoppes, Inc.*	17,544	94,738
Charter Communications, Inc.—Class A*	71,208	286,257
Charter Municipal Mortgage Acceptance Co.	13,932	294,383
Checkpoint Systems, Inc.*	20,124	380,545
Chiquita Brands International, Inc.*	11,868	267,386
Chittenden Corp.	7,740	260,374
Choice Hotels International, Inc.*	3,096	109,134
Christopher & Banks Corp.	9,288	181,395
Ciber, Inc.*	10,320	89,371
Cima Labs, Inc.*	2,580	84,160
Cimarex Energy Co.*	6,708	179,037
Cincinnati Bell, Inc.*	44,376	224,099
Cirrus Logic, Inc.*	11,868	91,028
Citizens Banking Corp.	7,224	236,369
City Holding Co.	2,580	90,300
Clarcor, Inc.	5,160	227,556
CLECO Corp.	7,224	129,888
CMGI, Inc.*	63,984	113,892
CMS Energy Corp.*	32,508	276,968
CNET Networks, Inc.*	17,544	119,650
Coeur d’Alene Mines Corp.*	30,960	178,949
Cognex Corp.	7,740	218,578
Coherent, Inc.*	7,224	171,931
Cohu, Inc.	3,612	69,170
Colonial Properties Trust	2,580	102,168
Columbia Laboratories, Inc.*	12,900	81,270
Commerce Group, Inc.	3,612	142,674
Commercial Federal Corp.	9,804	261,865
Commercial Metals Co.	6,192	188,237
Commercial NET Lease Realty	9,804	174,511
Commonwealth Telephone Enterprises, Inc.*	3,612	136,353
Commscope, Inc.*	42,312	690,954
Community Bank System, Inc.	1,548	75,852
Community First Bankshares, Inc.	6,192	179,196
Comstock Resources, Inc.*	8,772	169,300
Conexant Systems, Inc.*	46,440	230,807

Common Stocks, continued

	Shares	Value
CONMED Corp.*	4,644	$110,527
Connecticut Bancshares, Inc.	1,548	79,784
Connetics Corp.*	6,192	112,447
Continental Airlines, Inc. Class—B*	18,060	293,836
Cooper Companies, Inc.	8,772	413,423
Cooper Tire & Rubber Co.	25,800	551,604
Copart, Inc.*	11,352	187,308
Corn Products International, Inc.	7,740	266,643
Cornerstone Realty Income Trust, Inc.	9,288	81,363
Corporate Office Properties Trust	8,256	173,376
Correctional Properties Trust	4,128	118,886
Corrections Corp. of America*	9,804	282,649
Corus Bankshares, Inc.	2,064	65,140
Corvis Corp.*	52,632	89,474
Cost Plus, Inc.*	3,612	148,092
CoStar Group, Inc.*	2,064	86,028
Covance, Inc.*	13,416	359,548
Cray, Inc.*	11,868	117,849
Credence Systems Corp.*	10,836	142,602
Crompton Corp.	24,768	177,587
Crown Holdings, Inc.*	28,380	257,123
CSG Systems International, Inc.*	10,836	135,342
CSK Auto Corp.*	5,676	106,539
CTS Corp.	9,804	112,746
Cubic Corp.	2,580	59,340
Cubist Pharmaceuticals, Inc.*	4,644	56,471
Cumulus Media, Inc.*	7,224	158,928
Cuno, Inc.*	2,580	116,177
Curtiss-Wright Corp.	5,160	232,252
CV Therapeutics, Inc.*	9,288	136,162
CVB Financial Corp.	6,321	121,924
Cyberonics, Inc.*	3,096	99,103
Cymer, Inc.*	9,288	429,013
CYTYC Corp.*	19,092	262,706
Dade Behring Holdings, Inc.*	6,708	239,744
Delphi Financial Group, Inc.—Class A	3,875	139,500
Delta & Pine Land Co.	9,288	235,915
Denbury Resources, Inc.*	5,676	78,953
Dendrite International, Inc.*	5,160	80,857
Diagnostic Products Corp.	3,096	142,137
Dick’s Sporting Goods, Inc.*	2,064	100,434
Digene Corp.*	2,064	82,766
Digital Insight Corp.*	4,644	115,636
Digital River, Inc.*	4,644	102,632
Dillard’s, Inc.—Class A	20,124	331,241
Dime Community Bancshares, Inc.	3,096	95,233
Dionex Corp.*	2,580	118,732
Dollar Thrifty Automotive Group, Inc.*	3,612	93,695
Dot Hill Systems Corp.*	4,644	70,357
DRS Technologies, Inc.*	11,868	329,693
DSP Group, Inc.*	4,644	115,682
Dycom Industries, Inc.*	10,836	290,622
EarthLink, Inc.*	20,124	201,240
East-West Bancorp, Inc.	4,128	221,591
Eastgroup Properties, Inc.	2,580	83,540
Echelon Corp.*	4,644	51,734
Eclipsys Corp.*	5,676	66,069
eFunds Corp.*	7,740	134,289
EGL, Inc.*	5,160	90,610
El Paso Electric Co.*	8,256	110,218

See accompanying notes to the financial statements.

53

PROFUNDS UltraSmall-Cap ProFund	Schedule of Portfolio Investments December 31, 2003

Common Stocks, continued

	Shares	Value
Electro Scientific Industries, Inc.*	4,644	$110,527
Electronics Boutique Holdings Corp.*	2,064	47,245
Electronics for Imaging, Inc.*	7,740	201,395
ElkCorp	3,612	96,440
EMC Corp.*	14,494	187,262
EMCOR Group, Inc.*	3,612	158,567
Emmis Communications Corp.*	7,224	195,409
Empire District Electric Co.	3,612	79,211
Energen Corp.	8,256	338,743
Engineered Support Systems, Inc.	2,064	113,644
Entegris, Inc.*	8,772	112,720
Enterasys Networks, Inc.*	35,088	131,580
Entertainment Properties Trust	4,644	161,193
Enzo Biochem, Inc.*	10,320	184,831
Enzon, Inc.*	20,124	241,488
Equity One, Inc.	4,644	78,391
eResearch Technology, Inc.*	4,644	118,050
ESCO Technologies, Inc.*	4,644	202,711
eSPEED, Inc.—Class A*	3,612	84,557
Esperion Therapeutics, Inc.*	15,480	535,763
Essex Property Trust, Inc.	4,644	298,238
Esterline Technologies Corp.*	5,160	137,617
Evergreen Resources, Inc.*	6,192	201,302
Exar Corp.*	6,708	114,573
ExpressJet Holdings, Inc.*	5,160	77,400
Extended Stay America, Inc.	11,868	171,849
Extreme Networks, Inc.*	16,512	119,052
F5 Networks, Inc.*	3,612	90,661
Federal Signal Corp.	10,836	189,847
FEI Co.*	11,868	267,030
FelCor Lodging Trust, Inc.*	8,256	91,476
Ferro Corp.	14,964	407,170
Filenet Corp.*	5,676	153,706
Financial Federal Corp.*	2,064	63,055
Finish Line, Inc.—Class A*	2,580	77,323
First Commonwealth Financial Corp.	12,384	176,596
First Community Bancorp—Class A	2,064	74,593
First Industrial Realty Trust, Inc.	10,320	348,300
First Niagara Financial Group, Inc.	14,448	215,420
First Republic Bank	3,096	110,837
FirstFed Financial Corp.*	4,644	202,014
Flagstar Bancorp, Inc.	8,256	176,844
Fleetwood Enterprises, Inc.*	6,192	63,530
FLIR Systems, Inc.*	5,676	207,174
Florida East Coast Industries, Inc.	2,064	68,318
Flowers Foods, Inc.	7,224	186,379
Flowserve Corp.*	18,576	387,867
FMC Corp.*	8,256	281,777
Forest Oil Corp.*	9,804	280,100
Fossil, Inc.*	4,128	115,625
Franklin Electric Co., Inc.	1,032	62,426
Fred’s, Inc.	6,192	191,828
Fremont General Corp.	12,900	218,139
Frontier Airlines, Inc.*	4,644	66,223
Frontier Oil Corp.	4,128	71,084
FTI Consulting, Inc.*	7,224	168,825
Fuller (H. B.) Co.	6,708	199,496
G & K Services, Inc.	2,580	94,815
Gables Residential Trust	6,192	215,110
GameStop Corp.*	6,192	95,419

Common Stocks, continued

	Shares	Value
Gartner Group, Inc.*	13,416	$151,735
Gateway, Inc.*	37,152	170,899
GATX Corp.	7,224	202,128
Gen-Probe, Inc.*	7,224	263,459
Genesco, Inc.*	9,804	148,335
Genesis Microchip, Inc.*	15,480	279,259
Genlyte Group, Inc.*	2,064	120,496
Genta, Inc.*	7,740	80,573
Georgia Gulf Corp.	8,772	253,335
Getty Realty Corp.	2,580	67,467
Glacier Bancorp, Inc.	3,096	100,310
Glenborough Realty Trust, Inc.	5,676	113,236
Glimcher Realty Trust	9,288	207,865
Global Imaging Systems, Inc.*	2,064	65,532
GlobespanVirata, Inc.*	18,060	106,193
Gold Banc Corp., Inc.	17,028	239,414
Golden Telecom, Inc.*	2,064	57,276
Goodyear Tire & Rubber Co.*	25,800	202,788
GrafTech International, Ltd.*	9,288	125,388
Granite Construction, Inc.	5,676	133,329
Gray Television, Inc.	6,708	101,425
Great Lakes Chemical Corp.	9,288	252,541
Greater Bay Bancorp	8,772	249,827
Grey Wolf, Inc.*	28,896	108,071
Griffon Corp.*	4,128	83,633
Group 1 Automotive, Inc.*	2,580	93,370
Guitar Center, Inc.*	2,064	67,245
Gymboree Corp.*	13,932	240,048
Hain Celestial Group, Inc.*	3,612	83,835
Handleman Co.	4,128	84,748
Hanover Compressor Co.*	12,900	143,836
Harbor Florida Bancshares, Inc.	3,612	107,313
Harland (John H.) Co.	7,224	197,215
Harleysville Group, Inc.	5,160	102,632
Health Care REIT, Inc.	12,900	464,401
Heartland Express, Inc.	5,160	124,820
Hecla Mining Co.*	18,576	153,995
Helix Technology Corp.	5,676	116,812
Hercules, Inc.*	15,480	188,856
Heritage Property Investment Trust	3,096	88,081
Highwoods Properties, Inc.	12,384	314,554
Hilb, Rogal & Hamilton Co.	8,256	264,770
Hollinger International, Inc.	7,224	112,839
Hollywood Entertainment Corp.*	8,772	120,615
Home Properties of New York, Inc.	7,224	291,777
Hooper Holmes, Inc.	9,804	60,589
Horace Mann Educators Corp.	6,708	93,711
Hot Topic, Inc.*	7,740	228,020
Houston Exploration Co.*	2,064	75,377
Hudson River Bancorp, Inc.	2,580	100,697
Hughes Supply, Inc.	5,676	281,642
Hutchinson Technology, Inc.*	3,612	111,033
Hyperion Solutions Corp.*	6,192	186,627
IDACORP, Inc.	6,192	185,265
Identix, Inc.*	15,996	71,182
IDEX Corp.	4,644	193,144
IGEN International, Inc.*	3,096	182,385
IHOP Corp.	3,096	119,134
ILEX Oncology, Inc.*	6,192	131,580
Imagistics International, Inc.*	2,580	96,750

See accompanying notes to the financial statements.

54

PROFUNDS UltraSmall-Cap ProFund	Schedule of Portfolio Investments December 31, 2003

Common Stocks, continued

	Shares	Value
IMC Global, Inc.	18,576	$184,460
IMPAC Mortgage Holdings, Inc.	8,256	150,342
Impax Laboratories, Inc.*	5,160	74,252
INAMED Corp.*	4,644	223,191
Independent Bank Corp.	3,096	87,803
Infinity Property & Casualty Corp.	8,772	289,914
Informatica Corp.*	10,836	111,611
Infospace, Inc.*	4,128	95,150
Insight Communications Co., Inc.*	7,224	74,479
Insight Enterprises, Inc.*	7,740	145,512
Insituform Technologies, Inc.—Class A*	3,612	59,598
Inspire Pharmaceuticals, Inc.*	4,644	65,759
Integra LifeSciences Holdings*	3,096	88,638
Inter-Tel, Inc.	3,096	77,338
Intergraph Corp.*	7,740	185,141
Intermagnetics General Corp.*	2,580	57,173
InterMune, Inc.*	9,288	215,110
International Multifoods Corp.*	2,580	46,440
Internet Security Systems, Inc.*	6,192	116,595
Interstate Bakeries Corp.	11,352	161,539
Invacare Corp.	4,128	166,647
Inveresk Research Group, Inc.*	7,224	178,650
Investment Technology Group, Inc.*	12,384	200,002
Invision Technologies, Inc.*	2,580	86,611
Iomega Corp.	12,900	77,142
Ionics, Inc.*	2,580	82,173
Itron, Inc.*	3,096	56,843
J2 Global Communications, Inc.*	2,580	63,907
Jack in the Box, Inc.*	5,676	121,239
Jacuzzi Brands, Inc.*	12,900	91,461
Jarden Corp.*	8,256	225,719
JDA Software Group, Inc.*	4,644	76,672
JLG Industries, Inc.	7,224	110,022
Jo-Ann Stores, Inc.*	2,580	52,632
Jones Lang LaSalle, Inc.*	5,160	106,967
Journal Register Co.*	5,160	106,812
Joy Global, Inc.	8,256	215,893
K-Swiss, Inc.—Class A	4,128	99,320
K-V Pharmaceutical Co.*	8,256	210,528
K2, Inc.*	4,644	70,635
Kansas City Southern Industries, Inc.*	15,480	221,674
Kaydon Corp.	7,224	186,668
Keane, Inc.*	8,772	128,422
Kellwood Co.	9,288	380,807
Kelly Services, Inc.—Class A	2,580	73,633
KEMET Corp.*	30,444	416,778
Kennametal, Inc.	7,740	307,665
Kilroy Realty Corp.	4,644	152,091
Kindred Healthcare, Inc.*	1,548	80,465
Kirby Corp.*	3,096	107,988
Knight Trading Group, Inc.*	12,384	181,302
Knight Transportation, Inc.*	4,128	105,883
Kopin Corp.*	13,932	93,484
KornFerry International*	9,288	123,902
KOS Pharmaceuticals, Inc.*	1,548	66,626
Kramont Realty Trust	5,676	102,736
Kroll, Inc.*	6,192	160,992
Kronos, Inc.*	4,644	183,949
Kulicke & Soffa Industries, Inc.*	9,288	133,561
Kyphon, Inc.*	3,096	76,874

Common Stocks, continued

	Shares	Value
La Quinta Corp.*	23,736	$152,148
Laclede Group, Inc.	4,644	132,586
LandAmerica Financial Group, Inc.	5,160	269,662
Landauer, Inc.	3,096	126,255
Landry’s Restaurants, Inc.	3,612	92,901
Landstar System, Inc.*	4,128	157,029
Lattice Semiconductor Corp.*	17,544	169,826
Lennox International, Inc.	7,224	120,641
Leucadia National Corp.	1,458	67,214
Lexar Media, Inc.*	8,772	152,896
Lexington Corporate Properties Trust	5,160	104,180
Liberty Corp.	2,580	116,590
LifePoint Hospitals, Inc.*	6,192	182,354
Ligand Pharmaceuticals, Inc.—Class B*	9,804	144,021
Lin TV Corp.*	4,128	106,544
Lincoln Electric Holdings, Inc.	5,160	127,658
Linens ‘n Things, Inc.*	11,352	341,468
Littelfuse, Inc.*	3,096	89,227
Lone Star Technologies, Inc.*	4,128	65,965
Longs Drug Stores Corp.	11,352	280,848
Longview Fibre Co.	8,772	108,334
LookSmart, Ltd.*	95,460	147,963
Louisiana-Pacific Corp.*	18,060	322,913
LTX Corp.*	11,352	170,621
M/I Schottenstein Homes, Inc.	1,548	60,449
Macdermid, Inc.	6,708	229,682
Macrovision Corp.*	17,028	384,663
MAF Bancorp, Inc.	3,612	151,343
Magma Design Automation, Inc.*	5,676	132,478
Magnum Hunter Resources, Inc.*	11,352	107,958
Manhattan Associates, Inc.*	3,612	99,836
Manitowoc Co.	4,128	128,794
Manufactured Home Communities, Inc.	6,192	233,129
Martek Biosciences Corp.*	3,612	234,672
MascoTech, Inc.*(a)	1,232	0
Massey Energy Co.	22,704	472,243
Matthews International Corp.—Class A	4,644	137,416
Maverick Tube Corp.*	12,384	238,392
Maximus, Inc.*	4,644	181,720
MB Financial, Inc.	2,302	83,793
Medarex, Inc.*	12,384	77,152
Mentor Corp.	6,708	161,394
Mentor Graphics Corp.*	11,352	165,058
Mercury Computer Systems, Inc.*	3,612	89,939
Meritage Corp.*	1,548	102,648
Methode Electronics, Inc.—Class A	5,676	69,417
MFA Mortgage Investments, Inc.	9,804	95,589
MGE Energy, Inc.	4,128	130,073
MGI Pharma, Inc.*	7,740	318,501
Micrel, Inc.*	11,352	176,864
Micromuse, Inc.*	9,288	64,087
Micros Systems, Inc.*	2,580	111,869
Microsemi Corp.*	11,352	279,032
MicroStrategy, Inc.*	1,548	81,239
Mid-America Apartment Communities, Inc.	2,580	86,636
Mid-State Bancshares	3,612	91,889
Millennium Chemicals, Inc.	10,836	137,400
Minerals Technologies, Inc.	2,580	152,865
MKS Instruments, Inc.*	4,128	119,712
Modine Manufacturing Co.	3,612	97,452

See accompanying notes to the financial statements.

55

PROFUNDS UltraSmall-Cap ProFund	Schedule of Portfolio Investments December 31, 2003

Common Stocks, continued

	Shares	Value
Monaco Coach Corp.*	4,128	$98,246
Moog, Inc.—Class A*	2,580	127,452
Movie Gallery, Inc.*	4,128	77,111
MPS Group, Inc.*	22,704	212,282
MRO Software, Inc.*	18,060	243,088
Mueller Industries, Inc.*	7,740	265,946
Mykrolis Corp.*	5,160	82,973
Myriad Genetics, Inc.*	14,448	185,801
National Health Investors, Inc.	5,676	141,219
Nationwide Health Properties, Inc.	14,964	292,546
Navigant Consulting Co.*	8,256	155,708
NBTY, Inc.*	8,772	235,616
NCO Group, Inc.*	3,096	70,496
NDCHealth Corp.	12,900	330,497
Nektar Therapeutics*	7,740	105,341
Net.B@nk, Inc.	8,256	110,218
NetIQ Corp.*	8,772	116,229
New Century Financial Corp.	4,644	184,227
New Jersey Resources Corp.	6,192	238,454
Newcastle Investment Corp.	8,256	223,738
Newport Corp.*	6,708	110,883
NII Holdings, Inc.—Class B*	2,064	154,036
Nordson Corp.	4,128	142,540
Northwest Airlines Corp. Class A*	10,320	130,238
Northwest Natural Gas Co.	6,192	190,404
Novastar Financial, Inc.	3,096	133,004
NPS Pharmaceuticals, Inc.*	4,644	142,757
Oceaneering International, Inc.*	3,612	101,136
Ocular Sciences, Inc.*	3,096	88,886
Odyssey Healthcare, Inc.*	5,160	150,982
Offshore Logistics, Inc.*	5,676	139,176
Ohio Casualty Corp.*	9,288	161,240
Old Dominion Freight Line, Inc.*	1,548	52,756
Olin Corp.	11,868	238,072
OM Group, Inc.*	8,256	216,225
OmniVision Technologies, Inc.*	3,612	199,563
Onyx Pharmaceuticals, Inc.*	4,128	116,533
Openwave Systems, Inc.*	10,320	113,520
Orbital Sciences Corp.*	7,740	93,035
Oriental Financial Group, Inc.	7,960	204,572
Oshkosh Truck Corp.	5,160	263,315
OSI Pharmaceuticals, Inc.*	8,256	265,926
Overseas Shipholding Group, Inc.	2,580	87,849
Owens & Minor, Inc.	8,772	192,195
P.F. Chang’s China Bistro, Inc.*	4,128	210,033
Pacer International, Inc.*	3,612	73,035
Pacific Capital Bancorp	5,676	208,990
Pacific Sunwear of California, Inc.*	11,868	250,652
PalmOne, Inc.*	4,644	54,567
Panera Bread Co.*	4,644	183,577
Parametric Technology Corp.*	36,636	144,346
PAREXEL International Corp.*	4,128	67,121
Park Electrochemical Corp.	7,740	205,033
Parkway Properties, Inc.	1,548	64,397
Patina Oil & Gas Corp.	7,224	353,904
Paxar Corp.*	8,772	117,545
Payless ShoeSource, Inc.*	17,028	228,175
Pediatrix Medical Group, Inc.*	3,612	198,985
Penn National Gaming, Inc.*	5,160	119,093
Pennsylvania REIT	5,676	206,039

Common Stocks, continued

	Shares	Value
Penwest Pharmaceuticals Co.*	11,352	$196,163
Pep Boys-Manny, Moe & Jack	10,320	236,018
Per-Se Technologies, Inc.*	4,644	70,867
Perot Systems Corp.—Class A*	12,384	166,936
Perrigo Co.	10,320	162,230
PETCO Animal Supplies, Inc.*	6,192	188,546
Philadelphia Consolidated Holding Corp.*	2,580	125,981
Photon Dynamics, Inc.*	11,868	477,567
Photronics, Inc.*	8,256	164,460
Pinnacle Systems, Inc.*	12,384	105,636
Plains Exploration & Production Co.*	6,192	95,295
Planar Systems, Inc.*	4,644	112,942
Plantronics, Inc.*	19,092	623,354
Plexus Corp.*	6,708	115,176
PNM Resources, Inc.	6,708	188,495
PolyMedica Corp.	3,096	81,456
PolyOne Corp.*	15,480	98,917
Post Properties, Inc.	9,288	259,321
Potlatch Corp.	4,128	143,531
Power Integrations, Inc.*	4,128	138,123
Power-One, Inc.*	10,836	117,354
Powerwave Technologies, Inc.*	11,352	86,843
Prentiss Properties Trust	5,160	170,228
Price Communications Corp.*	19,092	262,133
PRICELINE.COM, Inc.*	3,096	55,418
PRIMEDIA, Inc.*	25,284	71,554
Priority Healthcare Corp.—Class B*	5,676	136,848
ProAssurance Corp.*	3,612	116,126
Progress Software Corp.*	4,128	84,459
ProQuest Co.*	6,708	197,551
Provident Bankshares Corp.	13,416	394,968
Provident Financial Services, Inc.	13,416	253,562
Province Healthcare Co.*	7,740	123,840
PS Business Parks, Inc.	4,644	191,611
PSS World Medical, Inc.*	11,352	137,019
Quanex Corp.	2,580	118,938
Quanta Services, Inc.*	12,384	90,403
Quantum Corp.*	24,252	75,666
Quest Software, Inc.*	6,708	95,254
Quiksilver, Inc.*	14,964	265,312
R & G Finanical Corp.—Class B	5,160	205,368
RAIT Investment Trust	4,644	118,886
Ralcorp Holdings, Inc.*	10,320	323,636
RARE Hospitality International, Inc.*	6,192	151,332
Rayovac Corp.*	5,160	108,102
Reckson Associates Realty Corp.	8,256	200,621
Redwood Trust, Inc.	4,644	236,147
Regal-Beloit Corp.	3,612	79,464
Regeneron Pharmaceuticals, Inc.*	5,676	83,494
RehabCare Group, Inc.*	5,160	109,702
Reliance Steel & Aluminum Co.	4,128	137,091
REMEC, Inc.*	14,448	121,508
Remington Oil & Gas Corp.*	3,612	71,120
Republic Bancorp, Inc.	8,772	118,334
Resources Connection, Inc.*	3,096	84,552
Retek, Inc.*	18,060	167,597
Rewards Network, Inc.*	3,612	38,504
RF Micro Devices, Inc.*	29,412	295,591
RLI Corp.	3,096	115,976
Rock-Tenn Co.	4,128	71,249

See accompanying notes to the financial statements.

56

PROFUNDS UltraSmall-Cap ProFund	Schedule of Portfolio Investments December 31, 2003

Common Stocks, continued

	Shares	Value
Rogers Corp.*	2,580	$113,830
Rollins, Inc.	5,160	116,358
Roper Industries, Inc.	7,740	381,273
Roxio, Inc.*	41,796	200,203
Royal Gold, Inc.	2,580	53,999
RSA Security, Inc.*	7,740	109,908
Ruddick Corp.	5,160	92,364
Rudolph Technologies, Inc.*	9,804	240,590
Russell Corp.	4,128	72,488
Ryan’s Family Steak Houses, Inc.*	7,224	109,371
SafeNet, Inc.*	1,548	47,632
Saga Communications, Inc.*	5,676	105,176
Saxon Capital, Inc.*	4,644	97,292
ScanSource, Inc.*	1,548	70,620
School Specialty, Inc.*	2,580	87,746
Schulman (A.), Inc.	4,644	99,010
Scientific Games Corp.—Class A*	8,256	140,435
SCP Pool Corp.*	3,096	101,177
Seacoast Financial Services Corp.	4,128	113,148
SEACOR SMIT, Inc.*	4,644	195,188
Select Comfort Corp.*	3,096	76,657
Select Medical Corp.	7,224	117,607
Selective Insurance Group, Inc.	4,644	150,280
Semtech Corp.*	11,868	269,760
Senior Housing Properties Trust	7,740	133,360
Sensient Technologies Corp.	9,804	193,825
SERENA Software, Inc.*	3,612	66,280
Serologicals Corp.*	15,996	297,526
Sharper Image Corp.*	6,192	202,169
Shaw Group, Inc.*	24,252	330,313
Shuffle Master, Inc.*	10,320	357,278
Sierra Health Services, Inc.*	9,804	269,120
Sierra Pacific Resources*	20,124	147,710
Silicon Storage Technology, Inc.*	13,416	147,576
Silicon Valley Bancshares*	4,644	167,509
Simpson Manufacturing Co., Inc.*	2,580	131,219
Sinclair Broadcast Group—Class A*	8,772	130,878
Six Flags, Inc.*	15,996	120,290
SkyWest, Inc.	9,804	177,648
Skyworks Solutions, Inc.*	23,736	206,503
SL Green Realty Corp.	7,224	296,545
Smith (A.O.) Corp.	2,580	90,429
Sohu.com, Inc.*	4,644	139,366
Sola International, Inc.*	3,612	67,906
Solutia, Inc.*	18,060	6,502
Sonic Automotive, Inc.	7,224	165,574
Sonic Corp.*	6,708	205,399
SonoSite, Inc.*	8,772	188,072
Sonus Networks, Inc.*	34,056	257,463
Sotheby’s Holdings, Inc.—Class A*	7,224	98,680
Sourcecorp*	2,580	66,125
South Financial Group, Inc.	7,740	215,636
South Jersey Industries, Inc.	3,612	146,286
Southern Union Co.*	13,932	256,349
Southwest Bancorporation of Texas, Inc.	4,644	180,419
Southwest Gas Corp.	6,708	150,595
Southwestern Energy Co.*	8,772	209,651
Sovran Self Storage, Inc.	2,064	76,678
Spartech Corp.	3,612	89,000
Spherion Corp.*	14,448	141,446

Common Stocks, continued

	Shares	Value
Spinnaker Exploration Co.*	7,224	$233,118
St. Mary Land & Exploration Co.	4,644	132,354
Stage Stores, Inc.*	2,064	57,586
Standard Pacific Corp.	7,740	375,777
Staten Island Bancorp, Inc.	24,252	545,670
Steel Dynamics, Inc.*	6,192	145,450
Sterling Bancorp	12,384	352,944
Sterling Bancshares, Inc.	6,708	89,418
Sterling Financial Corp.*	2,064	70,651
Stewart & Stevenson Services, Inc.	7,224	101,497
Stewart Enterprises, Inc.—Class A*	16,512	93,788
Stewart Information Services Corp.	2,580	104,619
Stone Energy Corp.*	6,192	262,850
Strayer Education, Inc.	1,548	168,469
Stride Rite Corp.	8,256	93,953
Summit Properties, Inc.	4,644	111,549
Sun Communities, Inc.	2,064	79,877
Sunrise Assisted Living, Inc.*	6,192	239,878
Superior Energy Services, Inc.*	8,256	77,606
Superior Industries International, Inc.	5,676	247,020
SurModics, Inc.*	2,064	49,330
Susquehanna Bancshares, Inc.	6,708	167,767
Swift Energy Co.*	18,060	304,311
SWS Group, Inc.	4,644	82,663
Sybase, Inc.*	23,220	477,867
Sybron Dental Special, Inc.*	6,192	173,995
Sycamore Networks, Inc.*	28,380	148,711
Sylvan Learning Systems, Inc.*	5,676	163,412
Symyx Technologies, Inc.*	3,612	74,227
Take-Two Interactive Software, Inc.*	6,192	178,392
Tanger Factory Outlet Centers, Inc.	3,096	126,007
Tanox, Inc.*	4,128	61,301
Taubman Centers, Inc.	7,224	148,814
Techne Corp.*	9,804	370,395
Technitrol, Inc.*	9,288	192,633
Tecumseh Products Co.	2,580	124,949
Tekelec*	8,772	136,405
Teledyne Technologies, Inc.*	7,740	145,899
Telik, Inc.*	5,160	118,732
Terex Corp.*	7,224	205,740
Terrayon Communication Systems, Inc.*	11,352	51,084
Tesoro Petroleum Corp.*	9,804	142,844
Tetra Tech, Inc.*	8,256	205,244
TETRA Technologies, Inc.*	3,096	75,047
Texas Industries, Inc.	3,612	133,644
Texas Regional Bancshares, Inc. —Class A	3,612	133,644
The Medicines Co.*	7,224	212,819
The Men’s Wearhouse, Inc.*	5,676	141,957
The Phoenix Companies, Inc.	15,996	192,592
The Sports Authority, Inc.*	3,096	118,886
The Warnaco Group, Inc.*	23,736	378,589
Thomas & Betts Corp.	16,512	377,960
Thor Industries, Inc.	3,096	174,057
Thoratec Corp.*	8,256	107,411
THQ, Inc.*	6,192	104,707
Tibco Software, Inc.*	14,448	97,813
Titan Corp.*	18,576	405,142
Tom Brown, Inc.*	5,160	166,410
Too, Inc.*	24,252	409,374

See accompanying notes to the financial statements.

57

PROFUNDS UltraSmall-Cap ProFund	Schedule of Portfolio Investments December 31, 2003

Common Stocks, continued

	Shares	Value
Toro Co.	5,676	$263,366
Town & Country Trust	4,644	117,725
Tractor Supply Co.*	4,644	180,605
Transaction Systems Architects, Inc.*	5,676	128,448
Tredegar Corp.	5,160	80,135
Trimble Navigation, Ltd.*	5,160	192,158
Trimeris, Inc.*	4,644	97,431
Trinity Industries, Inc.	5,676	175,048
TriQuint Semiconductor, Inc.*	23,220	164,165
Triumph Group, Inc.*	4,128	150,259
Trust Co. of New Jersey	3,096	122,849
TrustCo Bank Corp. NY	21,672	284,987
Tuesday Morning Corp.*	2,064	62,436
Tularik, Inc.*	7,224	116,668
Tupperware Corp.	19,608	340,003
UCBH Holdings, Inc.	7,224	281,519
UICI*	6,192	82,230
UIL Holdings Corp.	13,416	605,061
Ultratech Stepper, Inc.*	3,096	90,930
UMB Financial Corp.	2,580	122,653
Umpqua Holdings Corp.	4,644	96,549
Unisource Energy Corp.	4,644	114,521
Unit Corp.*	6,192	145,822
United Auto Group, Inc.	2,580	80,754
United National Bancorp	3,096	110,620
United Natural Foods, Inc.*	3,096	111,177
United Online, Inc.*	6,708	112,627
United Rentals, Inc.*	12,900	248,454
United Stationers, Inc.*	5,160	211,147
United Surgical Partners International, Inc.*	2,580	86,378
United Therapeutics Corp.*	2,580	59,211
Universal Compression Holdings, Inc.*	4,644	121,487
Universal Corp.	4,128	182,334
Universal Forest Products, Inc.	2,580	83,024
Universal Health Realty Income Trust	12,384	372,758
Unizan Financial Corp.	3,612	73,143
Unova, Inc.*	7,740	177,633
Urban Outfitters, Inc.*	4,128	152,942
US Oncology, Inc.*	11,868	127,700
USEC, Inc.	13,932	117,029
USF Corp.	4,644	158,778
USG Corp.*	6,192	102,601
ValueClick, Inc.*	11,352	103,076
Varian Semiconductor Equipment Associates, Inc.*	8,256	360,705
Varian, Inc.*	6,708	279,925
VCA Antech, Inc.*	5,160	159,857
Veeco Instruments, Inc.*	3,612	101,858
Ventana Medical Systems, Inc.*	2,064	81,322
Ventas, Inc.	13,416	295,152
Vertex Pharmaceuticals, Inc.*	12,900	131,967
Viasys Healthcare, Inc.*	5,160	106,296
Vicuron Pharmaceuticals, Inc.*	7,740	144,351
Vignette Corp.*	36,120	81,992
Vintage Petroleum, Inc.	8,256	99,320
Visteon Corp.	22,188	230,977
VISX, Inc.*	11,868	274,744
Vitesse Semiconductor Corp.*	35,604	208,995
W Holding Co., Inc.	11,351	211,242

Common Stocks, continued

	Shares	Value
W-H Energy Services, Inc.*	3,612	$58,514
Wabash National Corp.*	4,128	120,950
Wabtec Corp.	5,160	87,926
Washington Group International, Inc.*	4,128	140,228
Washington REIT	8,256	241,075
Waste Connections, Inc.*	4,644	175,404
Watson Wyatt & Company Holdings*	5,676	137,075
Wausau-Mosinee Paper Corp.	6,192	83,716
Waypoint Financial Corp.	6,708	145,497
WD-40 Co.	2,580	91,229
WebEx Communications, Inc.*	4,128	82,973
webMethods, Inc.*	7,740	70,821
Websense, Inc.*	3,096	90,527
Weis Markets, Inc.	1,548	56,192
Wesbanco, Inc.	4,644	128,592
Westar Energy, Inc.	11,352	229,878
Westcorp	2,064	75,439
Western Wireless Corp.—Class A*	8,772	161,054
WFS Financial, Inc.*	2,064	87,637
White Electronic Designs Corp.*	41,796	367,804
Wilson Greatbatch Technologies, Inc.*	6,708	283,547
Wind River Systems, Inc.*	11,868	103,964
Winnebago Industries, Inc.	2,064	141,900
Wintrust Financial Corp.	2,580	116,358
Wireless Facilities, Inc.*	4,644	69,010
WMS Industries, Inc.*	7,224	189,269
Wolverine World Wide, Inc.	9,804	199,806
Woodward Governor Co.	1,032	58,649
Wright Medical Group, Inc.*	4,644	141,363
Yankee Candle Co., Inc.*	5,160	141,023
Yellow Roadway Corp.*	5,685	205,626
York International Corp.	8,256	303,822
Zale Corp.*	5,160	274,512
Zoran Corp.*	15,480	269,197

TOTAL COMMON STOCKS (Cost $124,182,676)		133,486,015

U.S. Government Agency Obligations (16.3%)

	Principal Amount
Federal National Mortgage Association, 0.50%, 01/02/04	$24,562,000	24,561,659

TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS (Cost $24,561,659)		24,561,659

TOTAL INVESTMENT SECURITIES (Cost $148,744,335)—105.1%		158,047,674

Net other assets (liabilities)—(5.1)%		(7,607,012)

NET ASSETS—100.0%		$150,440,662

See accompanying notes to the financial statements.

58

PROFUNDS UltraSmall-Cap ProFund	Schedule of Portfolio Investments December 31, 2003

Futures Contracts Purchased

	Contracts	Unrealized Appreciation (Depreciation)
E-Mini Russell 2000 Futures Contract expiring March 2004 (Underlying face amount at value $18,070,000)	325	$547,050
Russell 2000 Futures Contract expiring March 2004 (Underlying face amount at value $89,238,000)	321	$1,804,016
Swap Agreements

	Units	Unrealized Appreciation (Depreciation)
Equity Index Swap Agreement based on the Russell 2000 Index expiring 02/27/04 (Underlying notional amount at value $55,053,776)	98,856	$308,962
Equity Index Swap Agreement based on the Russell 2000 Index expiring 03/26/04 (Underlying notional amount at value $4,733,440)	8,499	$ 19,263

*	Non-income producing security
(a)	Escrowed Security

UltraSmall-Cap ProFund invested, as a percentage of net assets, in the following industries, as of December 31, 2003:

Advertising	0.4%
Aerospace/Defense	1.2%
Agriculture	0.3%
Airlines	0.9%
Apparel	1.2%
Auto Manufacturers	0.3%
Auto Parts & Equipment	1.0%
Banks	5.0%
Biotechnology	1.6%
Building Materials	0.7%
Chemicals	2.5%
Coal	0.5%
Commercial Services	2.9%
Computers	2.3%
Distribution/Wholesale	0.7%
Diversified Financial Services	1.2%

Electric	2.0%
Electrical Components & Equipment	0.7%
Electronics	3.6%
Engineering & Construction	0.5%
Entertainment	1.0%
Environmental Control	0.3%
Food	1.3%
Forest Products & Paper	0.5%
Gas	1.0%
Hand/Machine Tools	0.5%
Healthcare—Products	3.3%
Healthcare—Services	2.0%
Home Builders	0.9%
Household Products/Wares	1.2%
Housewares	0.2%
Insurance	2.1%
Internet	2.5%
Iron/Steel	0.5%
Leisure Time	0.5%
Lodging	0.5%
Machinery—Construction & Mining	0.4%
Machinery—Diversified	1.4%
Media	1.0%
Metal Fabricate/Hardware	0.9%
Mining	0.3%
Miscellaneous Manufacturing	1.6%
Office/Business Equipment	0.1%
Oil & Gas	2.5%
Oil & Gas Services	0.7%
Packaging & Containers	0.2%
Pharmaceuticals	3.8%
Pipelines	0.1%
Real Estate	0.3%
Real Estate Investment Trust	6.8%
Retail	6.1%
Savings & Loans	2.4%
Semiconductors	4.0%
Software	3.6%
Telecommunications	3.2%
Textiles	0.1%
Transportation	1.3%
Trucking & Leasing	0.1%
Water	0.1%
Other**	11.2%

**	Including debt securities, repurchase agreements, options purchased and net other assets (liabilities).

See accompanying notes to the financial statements.

59

PROFUNDS UltraDow 30 ProFund	Schedule of Portfolio Investments December 31, 2003

Common Stocks (89.8%)

	Shares	Value
3M Co.	26,063	$2,216,137
Alcoa, Inc.	26,063	990,394
Altria Group, Inc.	26,063	1,418,348
American Express Co.	26,063	1,257,018
AT&T Corp.	26,063	529,079
Boeing Co.	26,063	1,098,295
Caterpillar, Inc.	26,063	2,163,750
Citigroup, Inc.	26,063	1,265,099
Coca-Cola Co.	26,063	1,322,697
Du Pont (E.I.) de Nemours	26,063	1,196,031
Eastman Kodak Co.	26,063	669,037
Exxon Mobil Corp.	26,063	1,068,583
General Electric Co.	26,063	807,432
General Motors Corp.	26,063	1,391,764
Hewlett-Packard Co.	26,063	598,667
Home Depot, Inc.	26,063	924,976
Honeywell International, Inc.	26,063	871,286
Intel Corp.	26,063	839,229
International Business Machines Corp.	26,063	2,415,519
International Paper Co.	26,063	1,123,576
J.P. Morgan Chase & Co.	26,063	957,294
Johnson & Johnson	26,063	1,346,415
McDonald’s Corp.	26,063	647,144
Merck & Co., Inc.	26,063	1,204,111
Microsoft Corp.	26,063	717,775
Procter & Gamble Co.	26,063	2,603,172
SBC Communications, Inc.	26,063	679,462
United Technologies Corp.	26,063	2,469,990
Wal-Mart Stores, Inc.	26,063	1,382,642
Walt Disney Co.	26,063	608,050

TOTAL COMMON STOCKS (Cost $33,786,607)		36,782,972

U.S. Government Agency Obligations (10.1%)

	Principal Amount
Federal National Mortgage Association, 0.50%, 01/02/04	$4,143,000	4,142,942

TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS (Cost $4,142,942)		4,142,942

TOTAL INVESTMENT SECURITIES (Cost $37,929,549)—99.9%		40,925,914
Net other assets (liabilities)—0.1%		56,469

NET ASSETS—100.0%		$40,982,383

Futures Contracts Purchased

	Contracts	Unrealized Appreciation (Depreciation)
E-Mini Dow Jones Futures Contract expiring March 2004 (Underlying face amount at value $25,556,550)	491	$921,661
Swap Agreements

	Units	Unrealized Appreciation (Depreciation)
Equity Index Swap Agreement based on the Dow Jones Industrial Average Index expiring 03/26/04 (Underlying notional amount at value $19,596,397)	1,875	$248,067

UltraDow 30 ProFund invested, as a percentage of net assets, in the following industries, as of December 31, 2003:

Aerospace/Defense	8.7%
Agriculture	3.5%
Auto Manufacturers	3.4%
Beverages	3.2%
Chemicals	2.9%
Computers	7.4%
Cosmetics/Personal Care	6.4%
Diversified Financial Services	8.5%
Forest Products & Paper	2.7%
Healthcare—Products	3.3%
Machinery—Construction & Mining	5.3%
Media	1.5%
Mining	2.4%
Miscellaneous Manufacturing	11.2%
Oil & Gas	2.6%
Pharmaceuticals	2.9%
Retail	7.2%
Semiconductors	2.0%
Software	1.8%
Telecommunications	2.9%
Other*	10.2%

*	Including debt securities, repurchase agreements, options purchased, and net other assets (liabilities).

See accompanying notes to the financial statements.

60

PROFUNDS UltraOTC ProFund	Schedule of Portfolio Investments December 31, 2003

Common Stocks (88.1%)

	Shares	Market Value
Adobe Systems, Inc.	82,026	$3,223,622
Altera Corp.*	193,998	4,403,755
Amazon.com, Inc.*	95,046	5,003,221
American Power Conversion Corp.	71,610	1,750,865
Amgen, Inc.*	216,132	13,356,957
Apollo Group, Inc.—Class A*	63,798	4,338,264
Apple Computer, Inc.*	182,280	3,895,324
Applied Materials, Inc.*	305,970	6,869,027
ATI Technologies, Inc.*	85,932	1,299,292
BEA Systems, Inc.*	134,106	1,649,504
Bed Bath & Beyond, Inc.*	143,220	6,208,587
Biogen Idec, Inc.*	135,408	4,980,306
Biomet, Inc.	123,690	4,503,553
Broadcom Corp.—Class A*	74,214	2,529,955
C.H. Robinson Worldwide, Inc.	29,946	1,135,253
Career Education Corp.*	36,456	1,460,792
CDW Corp.	31,248	1,804,884
Cephalon, Inc.*	18,228	882,417
Check Point Software Technologies, Ltd.*	87,234	1,467,276
Chiron Corp.*	93,744	5,342,471
Cintas Corp.	74,214	3,720,348
Cisco Systems, Inc.*	885,360	21,505,394
Citrix Systems, Inc.*	70,308	1,491,233
Comcast Corp.—Special Class A*	341,124	11,212,746
Compuware Corp.*	84,630	511,165
Comverse Technology, Inc.*	70,308	1,236,718
Costco Wholesale Corp.*	87,234	3,243,360
Dell, Inc.*	335,916	11,407,707
DENTSPLY International, Inc.	27,342	1,235,038
Dollar Tree Stores, Inc.*	39,060	1,174,144
eBay, Inc.*	171,864	11,100,696
EchoStar Communications Corp. —Class A*	91,140	3,098,760
Electronic Arts, Inc.*	106,764	5,101,184
Expeditors International of Washington, Inc.	36,456	1,372,933
Express Scripts, Inc.—Class A*	24,738	1,643,345
Fastenal Co.	26,040	1,300,438
First Health Group Corp.*	35,154	684,097
Fiserv, Inc.*	87,234	3,446,615
Flextronics International, Ltd.*	204,414	3,033,504
Garmin, Ltd.	35,154	1,915,190
Gentex Corp.	28,644	1,264,919
Genzyme Corp.—General Division*	100,254	4,946,532
Gilead Sciences, Inc.*	71,610	4,163,406
Henry Schein, Inc.*	14,322	967,881
Intel Corp.	812,448	26,160,825
InterActiveCorp*	272,118	9,232,964
Intersil Corp.—Class A	49,476	1,229,479
Intuit, Inc.*	92,442	4,891,106
Invitrogen Corp.*	16,926	1,184,820
JDS Uniphase Corp.*	571,578	2,086,260
Juniper Networks, Inc.*	91,140	1,702,495

Common Stocks, continued

	Shares	Market Value
KLA-Tencor Corp.*	83,328	$4,888,854
Lam Research Corp.*	48,174	1,556,020
Lamar Advertising Co.*	29,946	1,117,585
Level 3 Communications, Inc.*	238,266	1,358,116
Lincare Holdings, Inc.*	33,852	1,016,576
Linear Technology Corp.	151,032	6,353,916
Marvell Technology Group, Ltd.*	42,966	1,629,700
Maxim Integrated Products, Inc.	164,052	8,169,789
MedImmune, Inc.*	96,348	2,447,239
Mercury Interactive Corp.*	33,852	1,646,561
Microchip Technology, Inc.	61,194	2,041,432
Microsoft Corp.	1,325,436	36,502,507
Millennium Pharmaceuticals, Inc.*	117,180	2,187,751
Molex, Inc.	35,154	1,226,523
Network Appliance, Inc.*	128,898	2,646,276
Nextel Communications, Inc.—Class A*	485,646	13,627,227
Novellus Systems, Inc.*	55,986	2,354,211
NVIDIA Corp.*	62,496	1,453,032
Oracle Corp.*	775,992	10,243,094
PACCAR, Inc.	46,872	3,989,745
PanAmSat Corp.*	72,912	1,571,983
Patterson Dental Co.*	23,436	1,503,654
Patterson-UTI Energy, Inc.*	29,946	985,822
Paychex, Inc.	128,898	4,795,005
PeopleSoft, Inc.*	184,884	4,215,355
Petsmart, Inc.	50,778	1,208,516
Pixar Animation Studios*	19,530	1,353,234
QLogic Corp.*	35,154	1,813,946
Qualcomm, Inc.	343,728	18,537,251
Research In Motion, Ltd.*	28,644	1,914,279
Ross Stores, Inc.	54,684	1,445,298
Ryanair Holdings PLC—ADR*	22,134	1,120,866
Sandisk Corp.*	26,040	1,592,086
Sanmina-SCI Corp.*	195,300	2,462,733
Siebel Systems, Inc.*	208,320	2,889,398
Sigma-Aldrich Corp.	24,738	1,414,519
Smurfit-Stone Container Corp.*	87,234	1,619,935
Staples, Inc.*	118,482	3,234,559
Starbucks Corp.*	195,300	6,456,618
Sun Microsystems, Inc.*	499,968	2,244,856
Symantec Corp.*	114,576	3,970,058
Synopsys, Inc.*	52,080	1,758,221
Tellabs, Inc.*	84,630	713,431
Teva Pharmaceutical Industries, Ltd. —ADR	69,006	3,913,331
VeriSign, Inc.*	82,026	1,337,024
Veritas Software Corp.*	156,240	5,805,878
Whole Foods Market, Inc.*	20,832	1,398,452
Xilinx, Inc.*	162,750	6,304,935
Yahoo!, Inc.*	113,274	5,116,587

TOTAL COMMON STOCKS (Cost $298,990,249)		422,524,611

See accompanying notes to the financial statements.

61

PROFUNDS UltraOTC ProFund	Schedule of Portfolio Investments December 31, 2003

U.S. Government Agency Obligations (5.1%)

	Principal Amount	Market Value
Federal National Mortgage Association, 0.50%, 01/02/04	$24,473,000	$24,472,660

TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS (Cost $24,472,660)		24,472,660

TOTAL INVESTMENT SECURITIES (Cost $323,462,909)—93.2%		446,997,271
Net other assets (liabilities)—6.8%		32,808,265

NET ASSETS—100.0%		$479,805,536

Futures Contracts Purchased

	Contracts	Unrealized Appreciation (Depreciation)
NASDAQ Futures Contract expiring March 2004 (Underlying face amount at value $228,823,200)	1,563	$6,286,647
E-Mini NASDAQ Futures Contract expiring March 2004 (Underlying face amount at value $21,081,600)	720	$ 523,750
Swap Agreements

	Units	Unrealized Appreciation (Depreciation)
Equity Index Swap Agreement based on the NASDAQ-100 Index expiring 03/26/04 (Underlying notional amount at value $88,512,036)	60,298	$1,443,916
Equity Index Swap Agreement based on the NASDAQ-100 Index expiring 01/27/04 (Underlying notional amount at value $198,188,558)	135,013	$3,232,985

*	Non-income producing security
ADR	American Depositary Receipt

UltraOTC ProFund invested, as a percentage of net assets, in the following industries, as of December 31, 2003:

Advertising	0.2%
Airlines	0.2%
Auto Manufacturers	0.8%
Biotechnology	6.7%
Chemicals	0.3%
Commercial Services	2.4%
Computers	6.5%
Distribution/Wholesale	0.6%
Electrical Components & Equipment	0.6%
Electronics	1.8%
Food	0.3%
Healthcare—Products	1.7%
Healthcare—Services	0.2%
Internet	7.8%
Media	2.3%
Oil & Gas	0.2%
Packaging & Containers	0.3%
Pharmaceuticals	2.7%
Retail	4.8%
Semiconductors	16.6%
Software	16.2%
Telecommunications	13.6%
Textiles	0.8%
Transportation	0.5%
Other**	11.9%

**	Including debt securities, repurchase agreements, options purchased, and net other assets (liabilities).

See accompanying notes to the financial statements.

62

PROFUNDS UltraJapan ProFund	Schedule of Portfolio Investments December 31, 2003

U.S. Government Agency Obligations (27.2%)

	Principal Amount	Value
Federal National Mortgage Association, 0.50%, 01/02/04	$11,737,000	$11,736,837

TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS (Cost $11,736,837)		11,736,837

Options Purchased (76.5%)

	Contracts
Nikkei 225 Futures Call Option expiring March 2004 @ $4,750	1,100	33,000,000

TOTAL OPTIONS PURCHASED (Cost $29,429,950)		33,000,000

TOTAL INVESTMENT SECURITIES (Cost $41,166,787)—103.7%		44,736,837
Net other assets (liabilities)—(3.7)%		(1,601,654)

NET ASSETS—100.0%		$43,135,183

Futures Contracts Purchased

	Contracts	Unrealized Appreciation (Depreciation)
Nikkei 225 Futures Contract expiring March 2004 (Underlying face amount at value $27,305,000)	508	$1,039,614

See accompanying notes to the financial statements.

63

PROFUNDS Bear ProFund	Schedule of Portfolio Investments December 31, 2003

U.S. Government Agency Obligations (105.8%)

	Principal Amount	Value
Federal National Mortgage Association, 0.50%, 01/02/04	$29,388,000	$29,387,592

TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS (Cost $29,387,592)		29,387,592

Options Purchased(NM)

	Contracts
S&P 500 Futures Call Option expiring January 2004 @ $1,375	150	525

TOTAL OPTIONS PURCHASED (Cost $2,550)		525

TOTAL INVESTMENT SECURITIES (Cost $29,390,142)—105.8%		29,388,117
Net other assets (liabilities)—(5.8)%		(1,623,971)

NET ASSETS—100.0%		$27,764,146

Futures Contracts Sold

	Contracts	Unrealized Appreciation (Depreciation)
S&P 500 Futures Contract expiring March 2004 (Underlying face amount at value $553,750)	2	$(24,459)
Swap Agreements

	Units	Unrealized Appreciation (Depreciation)
Equity Index Swap Agreement based on the S&P 500 Index expiring 05/27/04 (Underlying notional amount at value $17,542,485)	(15,777)	$(260,737)
Equity Index Swap Agreement based on the S&P 500 Index expiring 01/29/04 (Underlying notional amount at value $9,764,011)	(8,781)	$(171,263)

NM	Not meaningful, amount is less than 0.05%.

See accompanying notes to the financial statements.

64

PROFUNDS Short Small-Cap ProFund	Schedule of Portfolio Investments December 31, 2003

U.S. Government Agency Obligations (31.6%)

	Principal Amount	Value
Federal National Mortgage Association, 0.50%, 01/02/04	$12,748,000	$12,747,823

TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS (Cost $12,747,823)		12,747,823

Options Purchased(NM)

	Contracts
Russell 2000 Futures Call Option expiring January 2004 @ $900	100	700

TOTAL OPTIONS PURCHASED (Cost $2,950)		700

TOTAL INVESTMENT SECURITIES (Cost $12,750,773)—31.6%		12,748,523
Net other assets (liabilities)—68.4%		27,587,970

NET ASSETS—100.0%		$40,336,493

Futures Contracts Sold

	Contracts	Unrealized Appreciation (Depreciation)
Russell 2000 Futures Contract expiring March 2004 (Underlying face amount at value $9,730,000)	35	$(145,458)
E-Mini Russell 2000 Futures Contract expiring March 2004 (Underlying face amount at value $3,780,800)	68	$ 9,928
Swap Agreements

	Units	Unrealized Appreciation (Depreciation)
Equity Index Swap Agreement based on the Russell 2000 Index expiring 03/26/04 (Underlying notional amount at value $89,803)	(160)	$ (366)
Equity Index Swap Agreement based on the Russell 2000 Index expiring 02/27/04 (Underlying notional amount at value $26,748,483)	(48,027)	$(80,144)

NM	Not meaningful, amount is less then 0.05%.

See accompanying notes to the financial statements.

65

PROFUNDS Short OTC ProFund	Schedule of Portfolio Investments December 31, 2003

U.S. Government Agency Obligations (109.8%)

	Principal Amount	Value
Federal National Mortgage Association, 0.50%, 01/02/04	$16,103,000	$16,102,776

TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS (Cost $16,102,776)		16,102,776

Options Purchased(NM)

	Contracts
NASDAQ Futures Call Option expiring January 2004 @ $2,400	70	182

TOTAL OPTIONS PURCHASED (Cost $665)		182

TOTAL INVESTMENT SECURITIES (Cost $16,103,441)—109.8%		16,102,958
Net other assets (liabilities)—(9.8)%		(1,439,509)

NET ASSETS—100.0%		$14,663,449

Futures Contracts Purchased

	Contracts	Unrealized Appreciation (Depreciation)
E-Mini NASDAQ Futures Contract expiring March 2004 (Underlying face amount at value $29,280)	1	$ 838
NASDAQ Futures Contract expiring March 2004 (Underlying face amount at value $1,024,800)	7	$(832)
Swap Agreements

	Units	Unrealized Appreciation (Depreciation)
Equity Index Swap Agreement based on the NASDAQ-100 Index expiring 03/26/04 (Underlying notional amount at value $599,239)	(408)	$(9,778)
Equity Index Swap Agreement based on the NASDAQ-100 Index expiring 05/27/04 (Underlying notional amount at value $1,433,547)	(977)	$(112,829)
Equity Index Swap Agreement based on the NASDAQ-100 Index expiring 01/27/04 (Underlying notional amount at value $13,735,516)	(9,357)	$(224,363)

NM	Not meaningful, amount is less then 0.05%.

See accompanying notes to the financial statements.

66

PROFUNDS UltraBear ProFund	Schedule of Portfolio Investments December 31, 2003

U.S. Government Agency Obligations (95.6%)

	Principal Amount	Value
Federal National Mortgage Association, 0.50%, 01/02/04	$96,309,000	$96,307,663

TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS (Cost $96,307,663)		96,307,663

Options Purchased(NM)

	Contracts
S&P 500 Futures Call Option expiring March 2004 @ $1,350	400	2,200
S&P 500 Futures Call Option expiring March 2004 @ $1,375	300	1,050

TOTAL OPTIONS PURCHASED (Cost $11,900)		3,250

TOTAL INVESTMENT SECURITIES (Cost $96,319,563)—95.6%		96,310,913
Net other assets (liabilities)—4.4%		4,456,438

NET ASSETS—100.0%		$100,767,351

Futures Contracts Sold

	Contracts	Unrealized Appreciation (Depreciation)
E-Mini S&P 500 Futures Contract expiring March 2004 (Underlying face amount at value $55,375)	1	$10
S&P 500 Futures Contract expiring March 2004 (Underlying face amount at value $77,248,125)	279	$(3,363,130)
Swap Agreements

	Units	Unrealized Appreciation (Depreciation)
Equity Index Swap Agreement based on the S&P 500 Index expiring 03/29/04 (Underlying notional amount at value $32,802,354)	(29,501)	$(487,546)
Equity Index Swap Agreement based on the S&P 500 Index expiring 01/29/04 (Underlying notional amount at value $91,573,420)	(82,356)	$(1,360,820)

NM	Not meaningful, amount is less than 0.05%.

See accompanying notes to the financial statements.

67

PROFUNDS UltraShort OTC ProFund	Schedule of Portfolio Investments December 31, 2003

U.S. Government Agency Obligations (98.2%)

	Principal Amount	Value
Federal National Mortgage Association, 0.50%, 01/02/04	$126,175,000	$126,173,247

TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS (Cost $126,173,247)		126,173,247

Options Purchased(NM)

	Contracts
NASDAQ Futures Call Option expiring January 2004 @ $2,400	260	676

TOTAL OPTIONS PURCHASED (Cost $2,470)		676

TOTAL INVESTMENT SECURITIES (Cost $126,175,717)—98.2%		126,173,923
Net other assets (liabilities)—1.8%		2,226,980

NET ASSETS—100.0%		$128,400,903

Futures Contracts Sold

	Contracts	Unrealized Appreciation (Depreciation)
NASDAQ Futures Contract expiring March 2004 (Underlying face amount at value $6,441,600)	44	$(198)
Swap Agreements

	Units	Unrealized Appreciation (Depreciation)
Equity Index Swap Agreement based on the NASDAQ-100 expiring 03/26/04 (Underlying notional amount at value $85,411,856)	(58,186)	$(1,490,140)
Equity Index Swap Agreement based on the NASDAQ-100 expiring 03/01/04 (Underlying notional amount at value $610,965)	(416)	$(170,927)
Equity Index Swap Agreement based on the NASDAQ-100 expiring 01/27/04 (Underlying notional amount at value $164,683,917)	(112,189)	$(2,690,035)

NM	Not meaningful, amount is less than 0.05%.

See accompanying notes to the financial statements.

68

PROFUNDS Banks UltraSector ProFund	Schedule of Portfolio Investments December 31, 2003

Common Stocks (74.5%)

	Shares	Value
Amcore Financial, Inc.	48	$1,297
AmSouth Bancorp	688	16,856
Anchor BanCorp Wisconsin, Inc.	48	1,195
Associated Banc Corp.	128	5,459
Astoria Financial Corp.	144	5,357
BancorpSouth, Inc.	144	3,416
Bank of America Corp.	2,912	234,213
Bank of Hawaii Corp.	112	4,726
Bank of New York Company, Inc.	1,520	50,342
Bank One Corp.	2,192	99,933
Banknorth Group, Inc.	320	10,410
Bay View Capital Corp.	128	274
BB&T Corp.	1,072	41,422
BSB Bancorp, Inc.	16	632
Charter One Financial, Inc.	432	14,926
Chittenden Corp.	64	2,153
Citizens Banking Corp.	80	2,618
City National Corp.	80	4,970
Colonial BancGroup, Inc.	240	4,157
Comerica, Inc.	320	17,939
Commerce Bancorp, Inc.	144	7,586
Commerce Bancshares, Inc.	128	6,284
Commercial Federal Corp.	80	2,137
Community First Bankshares, Inc.	80	2,315
Compass Bancshares, Inc.	240	9,434
Cullen/Frost Bankers, Inc.	96	3,895
Dime Community Bancshares, Inc.	48	1,476
Downey Financial Corp.	48	2,366
East-West Bancorp, Inc.	48	2,577
F.N.B. Corp.	96	3,403
Fifth Third Bancorp	944	55,790
First BanCorp.	80	3,164
First Midwest Bancorp, Inc.	96	3,111
First Niagara Financial Group, Inc.	128	1,908
First Sentinel Bancorp, Inc.	48	1,011
First Tennessee National Corp.	240	10,584
FirstFed Financial Corp.*	32	1,392
FirstMerit Corp.	144	3,884
Fleet Boston Financial Corp.	2,064	90,094
Fremont General Corp.	128	2,164
Fulton Financial Corp.	208	4,557
Golden West Financial Corp.	256	26,417
Greater Bay Bancorp	96	2,734
GreenPoint Financial Corp.	224	7,912
Harbor Florida Bancshares, Inc.	48	1,426
Hibernia Corp.	304	7,147
Hudson City Bancorp, Inc.	128	4,887
Hudson United Bancorp	80	2,956
Huntington Bancshares, Inc.	432	9,720
Independence Community Bank Corp.	96	3,453
IndyMac Bancorp, Inc.	112	3,336
J.P. Morgan Chase & Co.	4,000	146,920
KeyCorp	816	23,925
M&T Bank Corp.	176	17,301
MAF Bancorp, Inc.	64	2,682

Common Stocks, continued

	Shares	Value
Marshall & Ilsley Corp.	416	$15,912
Mercantile Bankshares Corp.	160	7,293
National City Corp.	1,088	36,927
National Commerce Financial Corp.	400	10,912
Net.B@nk, Inc.	96	1,282
New York Community Bancorp	352	13,394
North Fork Bancorp, Inc.	304	12,303
Northern Trust Corp.	400	18,568
OceanFirst Financial Corp.	16	435
Old National Bancorp	128	2,925
Pacific Capital Bancorp	64	2,356
Park National Corp.	16	1,810
People’s Bank	128	4,173
PFF Bancorp, Inc.	32	1,161
PNC Financial Services Group	544	29,773
Popular, Inc.	240	10,786
Provident Bankshares Corp.	48	1,413
Provident Financial Group, Inc.	64	2,045
Provident Financial Services, Inc.	128	2,419
Regions Financial Corp.	432	16,070
Republic Bancorp, Inc.	128	1,727
Silicon Valley Bancshares*	64	2,308
Sky Financial Group, Inc.	176	4,565
South Financial Group, Inc.	112	3,120
SouthTrust Corp.	656	21,471
Southwest Bancorporation of Texas, Inc.	64	2,486
Sovereign Bancorp, Inc.	576	13,680
Staten Island Bancorp, Inc.	96	2,160
Sterling Bancshares, Inc.	80	1,066
SunTrust Banks, Inc.	480	34,320
Susquehanna Bancshares, Inc.	80	2,001
Synovus Financial Corp.	496	14,344
TCF Financial Corp.	128	6,573
Texas Regional Bancshares, Inc.—Class A	48	1,776
TrustCo Bank Corp. NY	144	1,894
Trustmark Corp.	96	2,810
U.S. Bancorp	3,776	112,449
UCBH Holdings, Inc.	96	3,741
Union Planters Corp.	368	11,588
UnionBanCal Corp.	96	5,524
United Bankshares, Inc.	80	2,496
Valley National Bancorp	176	5,139
W Holding Co., Inc.	163	3,033
Wachovia Corp.	2,592	120,762
Washington Federal, Inc.	144	4,090
Washington Mutual, Inc.	1,760	70,610
Webster Financial Corp.	96	4,403
Wells Fargo & Co.	3,312	195,045
Westamerica Bancorporation	64	3,181
Whitney Holding Corp.	80	3,279
Wilmington Trust Corp.	128	4,608
Zions Bancorp	176	10,794

TOTAL COMMON STOCKS (Cost $1,623,225)		1,871,243

See accompanying notes to the financial statements.

69

PROFUNDS Banks UltraSector ProFund	Schedule of Portfolio Investments December 31, 2003

U.S. Government Agency Obligations (23.4%)

	Principal Amount	Value
Federal National Mortgage Association, 0.50%, 01/02/04	$589,000	$588,992

TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS (Cost $588,992)		588,992

TOTAL INVESTMENT SECURITIES (Cost $2,212,217)—97.9%		2,460,235
Net other assets (liabilities)—2.1%		53,076

NET ASSETS—100.0%		$2,513,311

Swap Agreements

	Units	Unrealized Appreciation (Depreciation)
Equity Index Swap Agreement based on the Dow Jones U.S. Banks Index expiring 03/23/04 (Underlying notional amount at value $1,871,177)	16	$22,473

*	Non-income producing security

See accompanying notes to the financial statements.

70

PROFUNDS Basic Materials UltraSector ProFund	Schedule of Portfolio Investments December 31, 2003

Common Stocks (75.1%)

	Shares	Value
Air Products & Chemicals, Inc.	22,274	$1,176,735
Airgas, Inc.	6,622	142,241
AK Steel Holding Corp.*	10,836	55,264
Albemarle Corp.	3,311	99,231
Alcoa, Inc.	90,601	3,442,837
Allegheny Technologies, Inc.	6,923	91,522
Avery Dennison Corp.	10,234	573,309
Boise Cascade Corp.	9,030	296,726
Bowater, Inc.	5,719	264,847
Cabot Corp.	6,321	201,261
Cabot Microelectronics Corp.*	2,709	132,741
Cambrex Corp.	2,408	60,826
Caraustar Industries, Inc.*	3,010	41,538
Carpenter Technology Corp.	2,107	62,304
Cleveland-Cliffs, Inc.*	1,204	61,344
Crompton Corp.	11,739	84,169
Cytec Industries, Inc.*	3,913	150,220
Dow Chemical Co.	96,320	4,004,022
Du Pont (E.I.) de Nemours	104,447	4,793,072
Eastman Chemical Co.	8,127	321,260
Ecolab, Inc.	19,264	527,256
Engelhard Corp.	13,244	396,658
Ferro Corp.	4,214	114,663
FMC Corp.*	3,612	123,278
Freeport-McMoRan Copper & Gold, Inc. —Class B	15,050	634,057
Fuller (H. B.) Co.	3,010	89,517
Georgia Gulf Corp.	3,311	95,622
Georgia Pacific Corp.	23,478	720,070
Great Lakes Chemical Corp.	4,515	122,763
Hercules, Inc.*	10,535	128,527
IMC Global, Inc.	10,836	107,601
International Flavors & Fragrances, Inc.	8,428	294,306
International Paper Co.	50,267	2,167,009
Louisiana-Pacific Corp.*	10,535	188,366
Lubrizol Corp.	5,418	176,193
Lyondell Chemical Co.	17,157	290,811
Macdermid, Inc.	2,408	82,450
MeadWestvaco Corp.	21,070	626,833
Meridian Gold, Inc.*	10,234	149,519
Millennium Chemicals, Inc.	6,622	83,967
Minerals Technologies, Inc.	2,107	124,840
Newmont Mining Corp.	40,936	1,989,899
Nucor Corp.	7,525	421,399
Olin Corp.	6,020	120,761
OM Group, Inc.*	3,010	78,832
Phelps Dodge Corp.*	9,331	709,996
Pope & Talbot, Inc.	1,505	26,503

Common Stocks, continued

	Shares	Value
Potlatch Corp.	3,010	$104,658
PPG Industries, Inc.	17,759	1,136,931
Praxair, Inc.	34,013	1,299,297
Rayonier, Inc.	5,418	224,901
Rohm & Haas Co.	15,050	642,786
RPM, Inc.	12,040	198,178
RTI International Metals, Inc.*	2,107	35,545
Ryerson Tull, Inc.	2,408	27,572
Schulman (A.), Inc.	3,010	64,173
Sigma-Aldrich Corp.	6,321	361,435
Stillwater Mining Co.*	4,515	43,209
Tredegar Corp.	2,408	37,396
United States Steel Corp.	10,836	379,477
Valspar Corp.	4,816	238,007
Wausau-Mosinee Paper Corp.	5,117	69,182
WD-40 Co.	1,806	63,860
Wellman, Inc.	3,311	33,805
Weyerhaeuser Co.	22,876	1,464,064
Worthington Industries, Inc.	7,224	130,249

TOTAL COMMON STOCKS (Cost $31,332,382)		33,201,890

U.S. Government Agency Obligations (22.4%)

	Principal Amount
Federal National Mortgage Association, 0.50%, 01/02/04	$9,886,000	9,885,863

TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS (Cost $9,885,863)		9,885,863

TOTAL INVESTMENT SECURITIES (Cost $41,218,245)—97.5%		43,087,753
Net other assets (liabilities)—2.5%		1,107,507

NET ASSETS—100.0%		$44,195,260

Swap Agreements

	Units	Unrealized Appreciation (Depreciation)
Equity Index Swap Agreement based on the Dow Jones U.S. Basic Materials Sector Index expiring 03/23/04 (Underlying notional amount at value $33,201,889)	301	$480,326

*	Non-income producing security

See accompanying notes to the financial statements.

71

PROFUNDS Biotechnology UltraSector ProFund	Schedule of Portfolio Investments December 31, 2003

Common Stocks (74.7%)

	Shares	Value
Abgenix, Inc.*	2,350	$29,281
Affymetrix, Inc.*	1,786	43,953
Albany Molecular Research, Inc.*	752	11,295
Alexion Pharmaceuticals, Inc.*	658	11,199
Alkermes, Inc.*	2,726	36,801
Amgen, Inc.*	39,762	2,457,292
Amylin Pharmaceuticals, Inc.*	2,538	56,394
Applera Corp.—Applied Biosystems Group	6,392	132,379
Applera Corp.—Celera Genomics Group*	2,256	31,381
Biogen Idec, Inc.*	10,058	369,933
Celgene Corp.*	2,538	114,260
Cell Genesys, Inc.*	1,128	14,596
Cell Therapeutics, Inc.*	940	8,178
Charles River Laboratories International, Inc.*	1,410	48,405
Chiron Corp.*	3,384	192,854
Covance, Inc.*	1,880	50,384
Cubist Pharmaceuticals, Inc.*	1,222	14,860
CuraGen Corp.*	1,222	8,957
CV Therapeutics, Inc.*	940	13,780
Delta & Pine Land Co.	1,128	28,651
Enzo Biochem, Inc.*	846	15,152
Enzon, Inc.*	1,316	15,792
Gen-Probe, Inc.*	1,504	54,851
Gene Logic, Inc.*	940	4,879
Genentech, Inc.*	6,674	624,486
Genzyme Corp.—General Division*	6,956	343,209
Gilead Sciences, Inc.*	6,204	360,700
Human Genome Sciences, Inc.*	3,948	52,311
ICOS Corp.*	1,786	73,726
IDEXX Laboratories, Inc.*	1,034	47,854
ImClone Systems, Inc.*	1,880	74,561
Immunomedics, Inc.*	1,316	6,001
IMS Health, Inc.	7,426	184,610
Incyte Genomics, Inc.*	2,256	15,431
InterMune, Inc.*	940	21,770
Invitrogen Corp.*	1,598	111,860
Laboratory Corp. of America Holdings*	4,418	163,245
Lexicon Genetics, Inc.*	1,316	7,751
Ligand Pharmaceuticals, Inc.—Class B*	2,068	30,379
Martek Biosciences Corp.*	846	54,965
Maxygen, Inc.*	846	8,993
Medarex, Inc.*	2,444	15,226
MedImmune, Inc.*	7,614	193,395
Millennium Pharmaceuticals, Inc.*	8,648	161,458
Molecular Devices Corp.*	470	8,925
Monsanto Co.	8,084	232,658
Myriad Genetics, Inc.*	846	10,880
Nabi Biopharmaceuticals*	1,692	21,505

Common Stocks, continued

	Shares	Value
Neurocrine Biosciences, Inc.*	1,222	$66,648
OSI Pharmaceuticals, Inc.*	1,222	39,361
PAREXEL International Corp.*	846	13,756
Pharmaceutical Product Development, Inc*	1,504	40,563
Pharmacopeia, Inc.*	752	10,686
Protein Design Labs, Inc.*	2,914	52,161
Quest Diagnostics, Inc.*	2,444	178,681
Regeneron Pharmaceuticals, Inc.*	1,128	16,593
Savient Pharmaceuticals, Inc.*	1,880	8,667
Techne Corp.*	1,222	46,167
The Medicines Co.*	1,410	41,539
Theragenics Corp.*	940	5,142
Transkaryotic Therapies, Inc.*	846	13,206
Trimeris, Inc.*	470	9,861
Tularik, Inc.*	1,598	25,808
United Therapeutics Corp.*	658	15,101
Vertex Pharmaceuticals, Inc.*	2,350	24,041
Xoma Ltd.*	2,538	16,751

TOTAL COMMON STOCKS (Cost $4,837,873)		7,216,138

U.S. Government Agency Obligations (25.7%)

	Principal Amount
Federal National Mortgage Association, 0.50%, 01/02/04	$2,482,000	2,481,966

TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS (Cost $2,481,966)		2,481,966

TOTAL INVESTMENT SECURITIES (Cost $7,319,839)—100.4%		9,698,104
Net other assets (liabilities)—(0.4)%		(38,878)

NET ASSETS—100.0%		$9,659,226

Swap Agreements

	Units	Unrealized Appreciation (Depreciation)
Equity Index Swap Agreement based on the Dow Jones U.S. Biotechnology Index expiring 03/23/04 (Underlying notional amount at value $7,216,137)	94	$43,306

*	Non-income producing security

See accompanying notes to the financial statements.

72

PROFUNDS Energy UltraSector ProFund	Schedule of Portfolio Investments December 31, 2003

Common Stocks (74.9%)

	Shares	Value
Amerada Hess Corp.	3,490	$185,563
Anadarko Petroleum Corp.	11,168	569,680
Apache Corp.	7,329	594,382
Arch Coal, Inc.	2,443	76,148
Atwood Oceanics, Inc.*	349	11,147
Baker Hughes, Inc.	15,007	482,625
BJ Services Co.*	6,980	250,582
Burlington Resources, Inc.	8,725	483,191
Cabot Oil & Gas Corp.	1,396	40,973
Chesapeake Energy Corp.	9,772	132,704
ChevronTexaco Corp.	47,813	4,130,565
Cimarex Energy Co.*	1,745	46,574
ConocoPhillips	27,920	1,830,714
Cooper Cameron Corp.*	2,443	113,844
Core Laboratories N.V.*	1,396	23,299
Devon Energy Corp.	9,772	559,545
Diamond Offshore Drilling, Inc.	2,792	57,264
El Paso Corp.	27,222	222,948
Ensco International, Inc.	6,631	180,164
EOG Resources, Inc.	5,235	241,700
Evergreen Resources, Inc.*	1,745	56,730
Exxon Mobil Corp.	295,952	12,134,033
FMC Technologies, Inc.*	2,792	65,054
Forest Oil Corp.*	2,443	69,797
Global Industries, Ltd.*	3,141	16,176
GlobalSantaFe Corp.	8,376	207,976
Grant Prideco, Inc.*	4,886	63,616
Grey Wolf, Inc.*	8,027	30,021
Halliburton Co.	19,544	508,144
Hanover Compressor Co.*	2,792	31,131
Helmerich & Payne, Inc.	2,094	58,485
Input/Output, Inc.*	2,094	9,444
Kerr-McGee Corp.	4,537	210,925
Key Energy Group*	5,933	61,169
Kinder Morgan, Inc.	4,188	247,511
Lone Star Technologies, Inc.*	1,396	22,308
Marathon Oil Corp.	13,960	461,936
Massey Energy Co.	3,490	72,592
Maverick Tube Corp.*	1,745	33,591
McDermott International, Inc.*	2,443	29,194
Murphy Oil Corp.	3,839	250,725
Nabors Industries, Ltd.*	6,631	275,187
National-Oilwell, Inc.*	3,839	85,840
Newfield Exploration Co.*	2,443	108,811
Newpark Resources, Inc.*	3,490	16,717
Noble Corp.*	5,933	212,283
Noble Energy, Inc.	2,443	108,542
Occidental Petroleum Corp.	17,101	722,346
Oceaneering International, Inc.*	1,047	29,316
Offshore Logistics, Inc.*	1,047	25,672
Parker Drilling Co.*	4,188	10,679
Patina Oil & Gas Corp.	1,396	68,390
Patterson-UTI Energy, Inc.*	3,490	114,891
Peabody Energy Corp.	1,745	72,784
Pioneer Natural Resources Co.*	5,235	167,154
Pogo Producing Co.	2,443	117,997
Premor, Inc.*	2,792	72,592
Pride International, Inc.*	5,235	97,580
Rowan Companies, Inc.*	4,188	97,036
Schlumberger, Ltd.	26,175	1,432,296

Common Stocks, continued

	Shares	Value
SEACOR SMIT, Inc.*	698	$29,337
Smith International, Inc.*	4,537	188,376
Stone Energy Corp.*	1,047	44,445
Sunoco, Inc.	3,490	178,514
Superior Energy Services, Inc.*	2,443	22,964
Tesoro Petroleum Corp.*	2,792	40,679
Tidewater, Inc.	2,443	72,997
Tom Brown, Inc.*	1,745	56,276
Transocean Sedco Forex, Inc.*	14,309	343,559
Unit Corp.*	1,745	41,095
Unocal Corp.	11,517	424,171
Valero Energy Corp.	5,235	242,590
Varco International, Inc.*	4,537	93,598
Veritas DGC, Inc.*	1,396	14,630
Vintage Petroleum, Inc.	2,443	29,389
Weatherford International, Ltd.*	5,933	213,588
Western Gas Resources, Inc.	1,047	49,471
Williams Companies, Inc.	23,034	226,194
XTO Energy, Inc.	8,376	237,041

TOTAL COMMON STOCKS (Cost $28,813,758)		31,259,197

U.S. Government Agency Obligations (20.8%)

	Principal Amount
Federal National Mortgage Association, 0.50%, 01/02/04	$8,676,000	8,675,880

TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS (Cost $8,675,880)		8,675,880

TOTAL INVESTMENT SECURITIES (Cost $37,489,638)—95.7%		39,935,077
Net other assets (liabilities)—4.3%		1,773,674

NET ASSETS—100.0%		$41,708,751

Swap Agreements

	Units	Unrealized Appreciation (Depreciation)
Equity Index Swap Agreement based on the Dow Jones U.S. Energy Sector Index expiring 06/23/04 (Underlying notional amount at value $31,259,197)	349	$605,359

*	Non-income producing security

See accompanying notes to the financial statements.

73

PROFUNDS Financial UltraSector ProFund	Schedule of Portfolio Investments December 31, 2003

Common Stocks (74.3%)

	Shares	Value
ACE, Ltd.	532	$22,035
AFLAC, Inc.	950	34,371
Allstate Corp.	1,292	55,581
Ambac Financial Group, Inc.	266	18,458
American Express Co.	2,014	97,135
American International Group, Inc.	4,104	272,012
AmSouth Bancorp	836	20,482
AON Corp.	532	12,736
Archstone-Smith Trust	380	10,632
Bank of America Corp.	2,698	217,001
Bank of New York Company, Inc.	1,406	46,567
Bank One Corp.	2,052	93,551
Banknorth Group, Inc.	418	13,598
BB&T Corp.	1,216	46,986
Bear Stearns Cos., Inc.	228	18,229
Boston Properties, Inc.	266	12,819
Capital One Financial Corp.	456	27,948
Charter One Financial, Inc.	608	21,006
Chubb Corp.	380	25,878
Cincinnati Financial Corp.	304	12,732
CIT Group, Inc.	418	15,027
Citigroup, Inc.	9,310	451,908
Comerica, Inc.	456	25,563
Compass Bancshares, Inc.	266	10,456
Countrywide Credit Industries, Inc.	380	28,823
Equity Office Properties Trust	1,102	31,571
Equity Residential Properties Trust	760	22,428
Everest Re Group, Ltd.	190	16,074
Fannie Mae	1,748	131,205
Fidelity National Financial, Inc.	266	10,315
Fifth Third Bancorp	1,064	62,882
First Tennessee National Corp.	304	13,406
Fleet Boston Financial Corp.	1,938	84,594
Franklin Resources, Inc.	418	21,761
Freddie Mac	1,292	75,349
General Growth Properties, Inc.	456	12,654
Golden West Financial Corp.	304	31,370
Goldman Sachs Group, Inc.	570	56,276
GreenPoint Financial Corp.	418	14,764
Hartford Financial Services Group, Inc.	570	33,647
iStar Financial, Inc.	304	11,826
J.P. Morgan Chase & Co.	3,724	136,783
Jefferson-Pilot Corp.	494	25,021
John Hancock Financial Services, Inc.	570	21,375
KeyCorp	950	27,854
Kimco Realty Corp.	266	11,904
Legg Mason, Inc.	190	14,664
Lincoln National Corp.	380	15,341
Loews Corp.	532	26,307
M&T Bank Corp.	418	41,089
Mack-Cali Realty Corp.	418	17,397
Marsh & McLennan Companies, Inc.	950	45,496
Marshall & Ilsley Corp.	798	30,524
MBIA, Inc.	456	27,009
MBNA Corp.	2,014	50,048
Mellon Financial Corp.	798	25,624
Merrill Lynch & Co., Inc.	1,786	104,749
MetLife, Inc.	646	21,751
MGIC Investment Corp.	266	15,146
Morgan Stanley Dean Witter & Co.	1,862	107,754

Common Stocks, continued

	Shares	Value
National City Corp.	1,026	$34,822
National Commerce Financial Corp.	494	13,476
New York Community Bancorp	456	17,351
North Fork Bancorp, Inc.	456	18,454
Northern Trust Corp.	418	19,404
Old Republic International Corp.	570	14,455
Plum Creek Timber Company, Inc.	646	19,671
PNC Financial Services Group	570	31,196
Principal Financial Group, Inc.	608	20,107
Progressive Corp.	418	34,941
Prologis Trust	798	25,608
Prudential Financial, Inc.	1,140	47,618
Public Storage, Inc.	266	11,542
Radian Group, Inc.	266	12,968
Regions Financial Corp.	608	22,618
Rouse Co.	266	12,502
Schwab (Charles) Corp.	1,824	21,596
Simon Property Group, Inc.	950	44,022
SLM Corp.	874	32,932
SouthTrust Corp.	608	19,900
Sovereign Bancorp, Inc.	570	13,538
St. Paul Companies, Inc.	646	25,614
State Street Corp.	646	33,644
SunTrust Banks, Inc.	684	48,906
Synovus Financial Corp.	646	18,682
T. Rowe Price Group, Inc.	342	16,214
TCF Financial Corp.	380	19,513
Torchmark Corp.	228	10,383
Travelers Property Casualty Corp. —Class A	988	16,579
Travelers Property Casualty Corp. —Class B	950	16,122
U.S. Bancorp	3,458	102,979
Union Planters Corp.	380	11,966
Vornado Realty Trust	266	14,564
Wachovia Corp.	2,622	122,159
Washington Mutual, Inc.	1,710	68,604
Weingarten Realty Investors	532	23,594
Wells Fargo & Co.	3,078	181,263
XL Capital, Ltd.—Class A	380	29,469
Zions Bancorp	494	30,297

TOTAL COMMON STOCKS (Cost $3,403,457)		4,286,765

U.S. Government Agency Obligations (23.9%)

	Principal Amount
Federal National Mortgage Association, 0.50%, 01/02/04	$1,379,000	1,378,981

TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS (Cost $1,378,981)		1,378,981

TOTAL INVESTMENT SECURITIES (Cost $4,782,438)—98.2%		5,665,746
Net other assets (liabilities)—1.8%		102,560

NET ASSETS—100.0%		$5,768,306

See accompanying notes to the financial statements.

74

PROFUNDS Financial UltraSector ProFund	Schedule of Portfolio Investments December 31, 2003

Swap Agreements

	Units	Unrealized Appreciation (Depreciation)
Equity Index Swap Agreement based on the Dow Jones U.S. Financial Sector Index expiring 03/23/04 (Underlying notional amount at value $4,286,718)	296,226	$67,565

See accompanying notes to the financial statements.

75

PROFUNDS Healthcare UltraSector ProFund	Schedule of Portfolio Investments December 31, 2003

Common Stocks (75.8%)

	Shares	Value
Abbott Laboratories	4,230	$197,118
AdvancePCS*	225	11,849
Aetna, Inc.	450	30,411
Affymetrix, Inc.*	225	5,537
Alcon, Inc.	225	13,622
Allergan, Inc.	405	31,108
Amgen, Inc.*	3,825	236,384
Amylin Pharmaceuticals, Inc.*	270	5,999
Andrx Group*	180	4,327
Anthem, Inc.*	405	30,375
Apogent Technologies, Inc.*	270	6,221
Applera Corp.—Applied Biosystems Group	720	14,911
Apria Healthcare Group, Inc.*	180	5,125
Bard (C.R.), Inc.	180	14,625
Barr Laboratories, Inc.*	180	13,851
Bausch & Lomb, Inc.	225	11,678
Baxter International, Inc.	1,710	52,189
Beckman Coulter, Inc.	225	11,437
Becton, Dickinson & Co.	765	31,472
Biogen Idec, Inc.*	945	34,757
Biomet, Inc.	675	24,577
Boston Scientific Corp.*	1,710	62,860
Bristol-Myers Squibb Co.	5,310	151,866
Caremark Rx, Inc.*	720	18,238
Celgene Corp.*	270	12,155
Cephalon, Inc.*	135	6,535
Charles River Laboratories International, Inc.*	135	4,635
Chiron Corp.*	450	25,646
CIGNA Corp.	450	25,875
Community Health Systems*	180	4,784
Cooper Companies, Inc.	90	4,242
Covance, Inc.*	180	4,824
Coventry Health Care, Inc.*	135	8,706
DaVita, Inc.*	180	7,020
DENTSPLY International, Inc.	180	8,131
Edwards Lifesciences Corp.*	180	5,414
Eli Lilly & Co.	2,655	186,726
Express Scripts, Inc.—Class A*	180	11,957
First Health Group Corp.*	270	5,254
Fisher Scientific International, Inc.*	225	9,308
Forest Laboratories, Inc.*	1,035	63,963
Genentech, Inc.*	630	58,949
Genzyme Corp.—General Division*	675	33,305
Gilead Sciences, Inc.*	585	34,012
Guidant Corp.	900	54,180
HCA, Inc.	1,215	52,195
Health Management Associates, Inc. —Class A	675	16,200
Health Net, Inc.*	360	11,772
Hillenbrand Industries, Inc.	180	11,171
Human Genome Sciences, Inc.*	360	4,770
Humana, Inc.*	495	11,311
ICOS Corp.*	225	9,288
IDEXX Laboratories, Inc.*	90	4,165
ImClone Systems, Inc.*	180	7,139
IMS Health, Inc.	675	16,781
INAMED Corp.*	90	4,325
Invitrogen Corp.*	135	9,450
IVAX Corp.*	450	10,746

Common Stocks, continued

	Shares	Value
Johnson & Johnson	8,145	$420,770
King Pharmaceuticals, Inc.*	675	10,301
Laboratory Corp. of America Holdings*	405	14,965
Lincare Holdings, Inc.*	270	8,108
Manor Care, Inc.	315	10,890
Martek Biosciences Corp.*	90	5,847
Medco Health Solutions, Inc.*	720	24,473
Medicis Pharmaceutical Corp.	90	6,417
MedImmune, Inc.*	720	18,288
Medtronic, Inc.	3,330	161,870
Merck & Co., Inc.	6,075	280,664
Mid Atlantic Medical Services, Inc.*	180	11,664
Millennium Pharmaceuticals, Inc.*	810	15,123
Monsanto Co.	765	22,017
Mylan Laboratories, Inc.	810	20,461
Neurocrine Biosciences, Inc.*	90	4,909
Omnicare, Inc.	315	12,723
Oxford Health Plans, Inc.*	270	11,745
PacifiCare Health Systems, Inc.*	135	9,126
Patterson Dental Co.*	180	11,549
Pfizer, Inc.	21,015	742,459
Pharmaceutical Resources, Inc.*	90	5,864
Protein Design Labs, Inc.*	315	5,639
Quest Diagnostics, Inc.*	225	16,450
Renal Care Group, Inc.*	135	5,562
Schering-Plough Corp.	4,050	70,430
Sepracor, Inc.*	270	6,461
SICOR, Inc.*	225	6,120
St. Jude Medical, Inc.*	540	33,129
STERIS Corp.*	225	5,085
Stryker Corp.	405	34,429
Taro Pharmaceutical Industries, Ltd.*	90	5,805
Tenet Healthcare Corp.*	1,215	19,501
Triad Hospitals, Inc.*	225	7,486
UnitedHealth Group, Inc.	1,620	94,251
Universal Health Services, Inc. —Class B	180	9,670
Valeant Pharmaceuticals International	225	5,659
Varian Medical Systems, Inc.*	270	18,657
Watson Pharmaceuticals, Inc.*	315	14,490
Wellpoint Health Networks, Inc.*	450	43,645
Wyeth	3,690	156,641
Zimmer Holdings, Inc.*	720	50,688

TOTAL COMMON STOCKS (Cost $3,844,490)		4,205,502

U.S. Government Agency Obligations (20.5%)

	Principal Amount
Federal National Mortgage Association, 0.50%, 01/02/04	$1,135,000	1,134,984

TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS (Cost $1,134,984)		1,134,984

TOTAL INVESTMENT SECURITIES (Cost $4,979,474)—96.3%		5,340,486
Net other assets (liabilities)—3.7%		203,247

NET ASSETS—100.0%		$5,543,733

See accompanying notes to the financial statements.

76

PROFUNDS Healthcare UltraSector ProFund	Schedule of Portfolio Investments December 31, 2003

Swap Agreements

	Units	Unrealized Appreciation (Depreciation)
Equity Index Swap Agreement based on the Dow Jones U.S. Healthcare Sector Index expiring 03/23/04 (Underlying notional amount at value $3,624,180)	1,203,910	$68,800

*	Non-income producing security

See accompanying notes to the financial statements.

77

PROFUNDS Internet UltraSector ProFund	Schedule of Portfolio Investments December 31, 2003

Common Stocks (75.1%)

	Shares	Value
Agile Software Corp.*	13,268	$131,353
Akamai Technologies, Inc.*	30,816	331,272
Amazon.com, Inc.*	51,788	2,726,121
Ameritrade Holding Corp.—Class A*	83,888	1,180,304
Ariba, Inc.*	73,188	219,564
Ask Jeeves, Inc.*	12,840	232,661
BEA Systems, Inc.*	111,280	1,368,744
Check Point Software Technologies, Ltd.*	53,072	892,671
CheckFree Holdings Corp.*	19,260	532,539
CMGI, Inc.*	99,724	177,509
CNET Networks, Inc.*	38,520	262,706
Digital Insight Corp.*	8,560	213,144
Digital River, Inc.*	8,560	189,176
DoubleClick, Inc.*	37,664	384,926
E*TRADE Group, Inc.*	107,000	1,353,550
E-LOAN, Inc.**	14,552	43,365
EarthLink, Inc.*	43,228	432,280
eBay, Inc.*	42,800	2,764,453
FreeMarkets, Inc.*	12,412	83,036
Infospace, Inc.*	7,704	177,577
InterActiveCorp*	79,180	2,686,578
Internet Security Systems, Inc.*	12,840	241,777
Interwoven, Inc.*	10,701	135,254
J2 Global Communications, Inc.*	6,848	169,625
LookSmart, Ltd.*	26,964	41,794
Macromedia, Inc.*	18,832	335,963
Monster Worldwide, Inc.*	31,672	695,517
PRICELINE.COM, Inc.*	6,420	114,918
RealNetworks, Inc.*	31,672	180,847
Siebel Systems, Inc.*	130,112	1,804,653
Tibco Software, Inc.*	27,820	188,341
United Online, Inc.*	14,125	237,150
University of Phoenix Online*	4,280	295,020
ValueClick, Inc.*	21,828	198,198
VeriSign, Inc.*	70,620	1,151,107
Vignette Corp.*	74,472	169,051
WebMD Corp.*	89,880	808,021
webMethods, Inc.*	15,408	140,983
Websense, Inc.*	6,420	187,721
Yahoo!, Inc.*	60,348	2,725,920

TOTAL COMMON STOCKS (Cost $17,699,204)		26,205,389

U.S. Government Agency Obligations (30.1%)

	Principal Amount	Value
Federal National Mortgage Association, 0.50%, 01/02/04	$10,511,000	$10,510,854

TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS (Cost $10,510,854)		10,510,854

TOTAL INVESTMENT SECURITIES (Cost $28,210,058)—105.2%		36,716,243
Net other assets (liabilities)—(5.2)%		(1,809,747)

NET ASSETS—100.0%		$34,906,496

Swap Agreements

	Units	Unrealized Appreciation (Depreciation)
Equity Index Swap Agreement based on the Dow Jones Composite Internet Index expiring 06/23/04 (Underlying notional amount at value $26,205,374)	428	$140,181

*	Non-income producing security

See accompanying notes to the financial statements.

78

PROFUNDS Pharmaceuticals UltraSector ProFund	Schedule of Portfolio Investments December 31, 2003

Common Stocks (75.0%)

	Shares	Value
Allergan, Inc.	1,118	$85,874
Alpharma, Inc.	344	6,914
Andrx Group*	602	14,472
Barr Laboratories, Inc.*	516	39,706
Bristol-Myers Squibb Co.	16,340	467,324
Cephalon, Inc.*	430	20,816
Eli Lilly & Co.	8,084	568,547
Forest Laboratories, Inc.*	3,096	191,333
IVAX Corp.*	1,376	32,859
Johnson & Johnson	25,026	1,292,843
King Pharmaceuticals, Inc.*	2,064	31,497
Medicis Pharmaceutical Corp.	258	18,395
Merck & Co., Inc.	18,748	866,157
MGI Pharma, Inc.*	258	10,617
Mylan Laboratories, Inc.	2,236	56,481
Nektar Therapeutics*	516	7,023
Noven Pharmaceuticals, Inc.*	172	2,616
NPS Pharmaceuticals, Inc.*	344	10,575
Perrigo Co.	516	8,112
Pfizer, Inc.	64,414	2,275,746
Pharmaceutical Resources, Inc.*	258	16,809
PRAECIS Pharmaceuticals, Inc.*	430	2,769
Schering-Plough Corp.	12,384	215,358
Sepracor, Inc.*	688	16,464
SICOR, Inc.*	688	18,714
Taro Pharmaceutical Industries, Ltd.*	258	16,641
Valeant Pharmaceuticals International	688	17,303
Vicuron Pharmaceuticals, Inc.*	430	8,020
Watson Pharmaceuticals, Inc.*	946	43,516
Wyeth	11,266	478,242

TOTAL COMMON STOCKS (Cost $6,204,710)		6,841,743

U.S. Government Agency Obligations (23.3%)

	Principal Amount	Value
Federal National Mortgage Association, 0.50%, 01/02/04	$2,122,000	$2,121,971

TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS (Cost $2,121,971)		2,121,971

TOTAL INVESTMENT SECURITIES (Cost $8,326,681)—98.3%		8,963,714
Net other assets (liabilities)—1.7%		157,872

NET ASSETS—100.0%		$9,121,586

Swap Agreements

	Units	Unrealized Appreciation (Depreciation)
Equity Index Swap Agreement based on the Dow Jones U.S. Pharmaceuticals Index expiring 06/23/04 (Underlying notional amount at value $6,841,743)	86	$146,215

*	Non-income producing security

See accompanying notes to the financial statements.

79

PROFUNDS Precious Metals UltraSector ProFund	Schedule of Portfolio Investments December 31, 2003

U.S. Government Agency Obligations (102.9%)

	Principal Amount	Value
Federal National Mortgage Association, 0.50%, 01/02/04	$61,461,000	$61,460,146

TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS (Cost $61,460,146)		61,460,146

TOTAL INVESTMENT SECURITIES (Cost $61,460,146)—102.9%		61,460,146
Net other assets (liabilities)—(2.9)%		(1,719,270)

NET ASSETS—100.0%		$59,740,876

Swap Agreements

	Units	Unrealized Appreciation (Depreciation)
Equity Index Swap Agreement based on the Philadelphia Stock Exchange Gold/Silver Sector Index expiring 03/23/04 (Underlying notional amount at value $89,593,183)	823,164	$(1,119,218)

See accompanying notes to the financial statements.

80

PROFUNDS Real Estate UltraSector ProFund	Schedule of Portfolio Investments December 31, 2003

Common Stocks (75.2%)

	Shares	Value
Alexandria Real Estate Equities, Inc.	1,950	$112,905
AMB Property Corp.	8,190	269,287
American Financial Realty Trust	10,790	183,970
Annaly Mortgage Management, Inc.	9,620	177,008
Apartment Investment & Management Co. —Class A	8,060	278,070
Archstone-Smith Trust	17,940	501,961
Arden Realty Group, Inc.	6,370	193,266
AvalonBay Communities, Inc.	7,020	335,556
Boston Properties, Inc.	9,750	469,853
Brandywine Realty Trust	4,030	107,883
BRE Properties, Inc.—Class A	4,680	156,312
Camden Property Trust	3,510	155,493
Capital Automotive REIT	2,860	91,520
CarrAmerica Realty Corp.	5,200	154,856
Catellus Development Corp.	8,886	214,330
CBL & Associates Properties, Inc.	2,990	168,935
Centerpoint Properties Corp.	2,340	175,266
Chelsea Property Group, Inc.	4,290	235,135
Colonial Properties Trust	2,210	87,516
Cousins Properties, Inc.	3,900	119,340
Crescent Real Estate Equities Co.	9,230	158,110
Developers Diversified Realty Corp.	8,190	274,938
Duke-Weeks Realty Corp.	12,740	394,940
Equity Inns, Inc.	4,290	38,825
Equity Office Properties Trust	39,910	1,143,421
Equity Residential Properties Trust	27,430	809,458
Essex Property Trust, Inc.	2,080	133,578
Federal Realty Investment Trust	4,940	189,647
FelCor Lodging Trust, Inc.*	4,680	51,854
First Industrial Realty Trust, Inc.	3,900	131,625
Friedman, Billings, Ramsey Group, Inc.	14,040	324,043
General Growth Properties, Inc.	21,450	595,237
Glenborough Realty Trust, Inc.	2,730	54,464
Health Care Property Investors, Inc.	6,500	330,200
Health Care REIT, Inc.	4,940	177,840
Healthcare Realty Trust, Inc.	4,290	153,368
Highwoods Properties, Inc.	5,330	135,382
Home Properties of New York, Inc.	2,860	115,515
Hospitality Properties Trust	5,850	241,488
Host Marriott Corp.*	23,790	293,093
HRPT Properties Trust	14,300	144,287
iStar Financial, Inc.	10,140	394,446
Kilroy Realty Corp.	2,860	93,665
Kimco Realty Corp.	9,360	418,860
Koger Equity, Inc.	2,080	43,534
La Quinta Corp.*	15,860	101,663
Liberty Property Trust	7,540	293,306
LNR Property Corp.	1,950	96,545
Macerich Co.	5,720	254,540
Mack-Cali Realty Corp.	5,850	243,477
Manufactured Home Communities, Inc.	2,080	78,312
MeriStar Hospitality Corp.*	5,720	37,237
Mills Corp.	3,900	171,600
Nationwide Health Properties, Inc.	5,850	114,368
New Plan Excel Realty Trust, Inc.	9,750	240,533
Pan Pacific Retail Properties	4,030	192,030
Plum Creek Timber Company, Inc.	18,330	558,149
Post Properties, Inc.	3,770	105,258
Prentiss Properties Trust	3,640	120,084

Common Stocks, continued

	Shares	Value
Prologis Trust	16,900	$542,320
Public Storage, Inc.	8,710	377,927
Realty Income Corp.	3,770	150,800
Reckson Associates Realty Corp.	5,720	138,996
Regency Centers Corp.	5,590	222,762
Rouse Co.	8,320	391,040
Shurgard Storage Centers, Inc. —Class A	4,550	171,308
Simon Property Group, Inc.	16,510	765,072
SL Green Realty Corp.	3,640	149,422
St. Joe Co.	4,030	150,278
Thornburg Mortgage Asset Corp.	7,150	194,480
Trizec Properties, Inc.	9,100	140,140
United Dominion Realty Trust, Inc.	12,610	242,112
Ventas, Inc.	8,060	177,320
Vornado Realty Trust	9,880	540,930
Washington REIT	4,160	121,472
Weingarten Realty Investors	4,940	219,089

TOTAL COMMON STOCKS (Cost $16,543,649)		18,332,850

U.S. Government Agency Obligations (26.9%)

	Principal Amount
Federal National Mortgage Association, 0.50%, 01/02/04	$6,543,000	6,542,909

TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS (Cost $6,542,909)		6,542,909

TOTAL INVESTMENT SECURITIES (Cost $23,086,558)—102.1%		24,875,759
Net other assets (liabilities)—(2.1)%		(519,340)

NET ASSETS—100.0%		$24,356,419

Swap Agreements

	Units	Unrealized Appreciation (Depreciation)
Equity Index Swap Agreement based on the Dow Jones U.S. Real Estate Index expiring 02/23/04 (Underlying notional amount at value $20,879,796)	146	$165,120

*	Non-income producing security

See accompanying notes to the financial statements.

81

PROFUNDS Semiconductor UltraSector ProFund	Schedule of Portfolio Investments December 31, 2003

Common Stocks (74.9%)

	Shares	Value
Actel Corp.*	1,714	$41,307
Advanced Micro Devices, Inc.*	24,853	370,310
Agere Systems, Inc.*	55,705	169,900
Agere Systems, Inc.—Class B*	65,132	188,883
Altera Corp.*	27,424	622,525
Amkor Technology, Inc.*	6,856	124,848
Analog Devices, Inc.	26,567	1,212,784
Applied Materials, Inc.*	119,123	2,674,311
Applied Micro Circuits Corp.*	22,282	133,246
Asyst Technologies, Inc.*	3,428	59,476
Atmel Corp.*	31,709	190,571
ATMI, Inc.*	2,571	59,493
Axcelis Technologies, Inc.*	6,856	70,068
Broadcom Corp.—Class A*	17,140	584,303
Brooks Automation, Inc.*	3,428	82,855
Cirrus Logic, Inc.*	5,999	46,012
Cohu, Inc.	1,714	32,823
Conexant Systems, Inc.*	19,711	97,964
Credence Systems Corp.*	4,285	56,391
Cree Research, Inc.*	5,142	90,962
Cymer, Inc.*	2,571	118,754
Cypress Semiconductor Corp.*	8,570	183,055
DSP Group, Inc.*	1,714	42,696
DuPont Photomasks, Inc.*	857	20,688
ESS Technology, Inc.*	2,571	43,733
Exar Corp.*	2,571	43,913
Fairchild Semiconductor International, Inc.*	6,856	171,194
GlobespanVirata, Inc.*	10,284	60,470
Integrated Device Technology, Inc.*	7,713	132,432
Intel Corp.	467,922	15,067,087
Interdigital Communications Corp.*	4,285	88,442
International Rectifier Corp.*	4,285	211,722
Intersil Corp.—Class A	10,284	255,557
KLA-Tencor Corp.*	13,712	804,483
Kopin Corp.*	5,142	34,503
Kulicke & Soffa Industries, Inc.*	3,428	49,295
Lam Research Corp.*	9,427	304,492
Lattice Semiconductor Corp.*	7,713	74,662
Linear Technology Corp.	22,282	937,404
LSI Logic Corp.*	27,424	243,251
LTX Corp.*	3,428	51,523
M-Systems Flash Disk Pioneers, Ltd.*	1,714	29,618
Marvell Technology Group, Ltd.*	5,999	227,542
Maxim Integrated Products, Inc.	23,139	1,152,322
Micrel, Inc.*	5,142	80,112
Microchip Technology, Inc.	14,569	486,022
Micron Technology, Inc.*	43,707	588,733
National Semiconductor Corp.*	13,712	540,390
Novellus Systems, Inc.*	11,141	468,479
NVIDIA Corp.*	11,141	259,028
OmniVision Technologies, Inc.*	1,714	94,699
Photronics, Inc.*	1,714	34,143
PMC-Sierra, Inc.*	11,998	241,760
Power Integrations, Inc.*	2,571	86,026
Rambus, Inc.*	6,856	210,479
RF Micro Devices, Inc.*	12,855	129,193
Sandisk Corp.*	5,142	314,382
Semtech Corp.*	5,142	116,878
Silicon Image, Inc.*	5,142	37,177

Common Stocks, continued

	Shares	Value
Silicon Laboratories, Inc.*	2,571	$111,119
Silicon Storage Technology, Inc.*	5,999	65,989
Skyworks Solutions, Inc.*	10,284	89,471
Teradyne, Inc.*	13,712	348,970
Texas Instruments, Inc.	124,265	3,650,905
Transmeta Corp.*	8,570	29,138
TriQuint Semiconductor, Inc.*	8,570	60,590
Ultratech Stepper, Inc.*	1,714	50,340
Varian Semiconductor Equipment Associates, Inc.*	2,571	112,327
Vitesse Semiconductor Corp.*	15,426	90,551
Xilinx, Inc.*	24,853	962,805
Zoran Corp.*	3,428	59,613

TOTAL COMMON STOCKS (Cost $28,978,768)		36,577,189

U.S. Government Agency Obligations (22.9%)

	Principal Amount
Federal National Mortgage Association, 0.50%, 01/02/04	$11,160,000	11,159,845

TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS (Cost $11,159,845)		11,159,845

TOTAL INVESTMENT SECURITIES (Cost $40,138,613)—97.8%		47,737,034
Net other assets (liabilities)—2.2%		1,096,727

NET ASSETS—100.0%		$48,833,761

Swap Agreements

	Units	Unrealized Appreciation (Depreciation)
Equity Index Swap Agreement based on the Dow Jones U.S. Semiconductor Index expiring 02/23/04 (Underlying notional amount at value $36,570,113)	860	$704,153

*	Non-income producing security

See accompanying notes to the financial statements.

82

PROFUNDS Technology UltraSector ProFund	Schedule of Portfolio Investments December 31, 2003

Common Stocks (74.9%)

	Shares	Value
3Com Corp.*	1,460	$11,928
Adobe Systems, Inc.	1,022	40,165
Advanced Micro Devices, Inc.*	1,022	15,228
Affiliated Computer Services, Inc.—Class A*	438	23,853
Agere Systems, Inc.*	4,818	14,695
Altera Corp.*	1,168	26,514
Amdocs, Ltd.*	584	13,128
American Tower Corp.*	730	7,899
Amphenol Corp.—Class A*	146	9,334
Analog Devices, Inc.	1,168	53,319
Apple Computer, Inc.*	1,168	24,960
Applied Materials, Inc.*	5,256	117,997
Atmel Corp.*	1,606	9,652
Autodesk, Inc.	292	7,177
Avaya, Inc.*	1,314	17,003
BEA Systems, Inc.*	1,460	17,958
BMC Software, Inc.*	730	13,615
Broadcom Corp.—Class A*	876	29,863
Cadence Design Systems, Inc.*	876	15,750
Check Point Software Technologies, Ltd*	730	12,279
CIENA Corp.*	1,898	12,603
Cisco Systems, Inc.*	20,878	507,126
Citrix Systems, Inc.*	584	12,387
Cognizant Technology Solutions Corp.*	146	6,663
Computer Associates International, Inc.	1,314	35,925
Computer Sciences Corp.*	584	25,830
Comverse Technology, Inc.*	584	10,273
Corning, Inc.*	3,942	41,115
Crown Castle International Corp.*	730	8,052
Cymer, Inc.*	146	6,744
Cypress Semiconductor Corp.*	292	6,237
Dell, Inc.*	7,008	237,993
Electronic Data Systems Corp.	1,460	35,828
EMC Corp.*	7,154	92,430
Emulex Corp.*	292	7,791
Fairchild Semiconductor International, Inc.*	292	7,291
Foundry Networks, Inc.*	438	11,984
Harris Corp.	292	11,081
Hewlett-Packard Co.	8,322	191,156
Intel Corp.	19,564	629,961
International Business Machines Corp.	5,256	487,127
International Rectifier Corp.*	292	14,428
Intersil Corp.—Class A	438	10,884
Intuit, Inc.*	584	30,899
JDS Uniphase Corp.*	4,088	14,921
Juniper Networks, Inc.*	1,314	24,546
KLA-Tencor Corp.*	876	51,395
Lam Research Corp.*	438	14,147
Level 3 Communications, Inc.*	1,898	10,819
Lexmark International Group, Inc.*	438	34,444
Linear Technology Corp.	1,168	49,138
LSI Logic Corp.*	1,168	10,360
Lucent Technologies, Inc.*	12,410	35,244
Marvell Technology Group, Ltd.*	292	11,076
Maxim Integrated Products, Inc.	1,314	65,437
Maxtor Corp.*	876	9,724
Mercury Interactive Corp.*	438	21,304
Microchip Technology, Inc.	584	19,482
Micron Technology, Inc.*	1,752	23,599
Microsoft Corp.	31,390	864,481

Common Stocks, continued

	Shares	Value
Motorola, Inc.	7,008	$98,603
National Semiconductor Corp.*	584	23,015
NCR Corp.*	438	16,994
Network Appliance, Inc.*	1,314	26,976
Network Associates, Inc.*	584	8,783
Novell, Inc.*	1,168	12,287
Novellus Systems, Inc.*	876	36,836
NVIDIA Corp.*	584	13,578
Oracle Corp.*	11,972	158,030
PeopleSoft, Inc.*	1,022	23,302
Pitney Bowes, Inc.	1,022	41,513
PMC-Sierra, Inc.*	584	11,768
QLogic Corp.*	584	30,134
Qualcomm, Inc.	2,774	149,602
Rambus, Inc.*	292	8,964
Reynolds & Reynolds Co.	292	8,483
Sandisk Corp.*	292	17,853
Scientific-Atlanta, Inc.	438	11,957
Seagate Technology Common	730	13,797
Siebel Systems, Inc.*	1,752	24,300
Storage Technology Corp.*	438	11,279
Sun Microsystems, Inc.*	9,636	43,266
SunGard Data Systems, Inc.*	876	24,274
Sybase, Inc.*	292	6,009
Symantec Corp.*	1,022	35,412
Synopsys, Inc.*	584	19,716
Tellabs, Inc.*	1,168	9,846
Teradyne, Inc.*	584	14,863
Texas Instruments, Inc.	5,110	150,132
Unisys Corp.*	1,022	15,177
UTStarcom, Inc.*	292	10,824
VeriSign, Inc.*	730	11,899
Veritas Software Corp.*	1,314	48,828
WebMD Corp.*	876	7,875
Western Digital Corp.*	584	6,885
Xerox Corp.*	2,336	32,237
Xilinx, Inc.*	1,168	45,248
Yahoo!, Inc.*	2,190	98,923
Zebra Technologies Corp.*	145	9,624

TOTAL COMMON STOCKS (Cost $4,090,468)		5,523,334

U.S. Government Agency Obligations (22.8%)

	Principal Amount
Federal National Mortgage Association, 0.50%, 01/02/04	$1,685,000	1,684,977

TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS (Cost $1,684,977)		1,684,977

TOTAL INVESTMENT SECURITIES (Cost $5,775,445)—97.7%		7,208,311
Net other assets (liabilities)—2.3%		167,042

NET ASSETS—100.0%		$7,375,353

See accompanying notes to the financial statements.

83

PROFUNDS Technology UltraSector ProFund	Schedule of Portfolio Investments December 31, 2003

Swap Agreements

	Units	Unrealized Appreciation (Depreciation)
Equity Index Swap Agreement based on the Dow Jones U.S. Technology Sector Index expiring 01/23/04 (Underlying current market value $5,512,329)	146	$131,603

*	Non-income producing security

See accompanying notes to the financial statements.

84

PROFUNDS Telecommunications UltraSector ProFund	Schedule of Portfolio Investments December 31, 2003

Common Stocks (74.7%)

	Shares	Value
Alltel Corp.	4,110	$191,444
AT&T Corp.	10,275	208,583
AT&T Wireless Services, Inc.*	29,181	233,156
BellSouth Corp.	23,975	678,492
CenturyTel, Inc.	1,781	58,096
Cincinnati Bell, Inc.*	3,151	15,913
Citizens Communications Co.*	3,699	45,942
IDT Corp.*	137	3,035
IDT Corp.—Class B*	548	12,675
Nextel Communications, Inc.—Class A*	13,837	388,266
Nextel Partners, Inc.—Class A*	548	7,371
NII Holdings, Inc.—Class B*	274	20,449
Qwest Communications International, Inc.*	18,769	81,082
SBC Communications, Inc.	43,018	1,121,478
Sprint Corp. (FON Group)	11,782	193,460
Sprint Corp. (PCS Group)*	10,275	57,746
Telephone & Data Systems, Inc.	685	42,847
US Cellular Corp.*	137	4,864
Verizon Communications, Inc.	35,894	1,259,161
Western Wireless Corp.—Class A*	959	17,607
Wireless Facilities, Inc.*	685	10,179

TOTAL COMMON STOCKS (Cost $4,295,440)		4,651,846

U.S. Government Agency Obligations (22.7%)

	Principal Amount
Federal National Mortgage Association, 0.50%, 01/02/04	$1,410,000	1,409,980

TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS (Cost $1,409,980)		1,409,980

TOTAL INVESTMENT SECURITIES (Cost $5,705,420)—97.4%		6,061,826
Net other assets (liabilities)—2.6%		158,923

NET ASSETS—100.0%		$6,220,749

Swap Agreements

	Units	Unrealized Appreciation (Depreciation)
Equity Index Swap Agreement based on the Dow Jones U.S. Telecommunications Sector Index expiring 03/23/04 (Underlying notional amount at value $4,617,455)	2,463,751	$132,979

*	Non-income producing security

See accompanying notes to the financial statements.

85

PROFUNDS Utilities UltraSector ProFund	Schedule of Portfolio Investments December 31, 2003

Common Stocks (74.9%)

	Shares	Value
AES Corp.*	19,140	$180,682
AGL Resources, Inc.	1,885	54,854
Allegheny Energy, Inc.*	4,060	51,806
Alliant Energy Corp.	3,625	90,263
Ameren Corp.	5,220	240,120
American Electric Power, Inc.	12,760	389,307
Aquilla, Inc.*	6,380	21,628
Atmos Energy Corp.	1,595	38,759
Avista Corp.	1,450	26,274
Black Hills Corp.	1,015	30,277
Calpine Corp.*	13,340	64,165
CenterPoint Energy, Inc.	8,700	84,303
Cinergy Corp.	5,365	208,216
CLECO Corp.	1,595	28,678
CMS Energy Corp.*	5,220	44,474
Consolidated Edison, Inc.	7,250	311,823
Constellation Energy Group, Inc.	5,365	210,093
Dominion Resources, Inc.	10,440	666,384
DPL, Inc.	3,045	63,580
DTE Energy Co.	5,510	217,094
Duke Energy Corp.	29,290	598,980
Duquesne Light Holdings, Inc.	2,465	45,208
Dynegy, Inc.—Class A*	8,990	38,477
Edison International*	10,585	232,129
El Paso Electric Co.*	1,595	21,293
Energen Corp.	1,015	41,645
Energy East Corp.	4,785	107,184
Entergy Corp.	7,395	422,475
Equitable Resources, Inc.	2,030	87,128
Exelon Corp.	10,585	702,420
FirstEnergy Corp.	10,730	377,696
FPL Group, Inc.	5,510	360,464
Great Plains Energy, Inc.	2,175	69,209
Hawaiian Electric Industries, Inc.	1,160	54,949
IDACORP, Inc.	1,305	39,046
KeySpan Corp.	5,075	186,760
MDU Resources Group, Inc.	3,335	79,406
National Fuel Gas Co.	2,465	60,245
New Jersey Resources Corp.	870	33,504
NICOR, Inc.	1,450	49,358
NiSource, Inc.	8,555	187,697
Northeast Utilities System	4,060	81,890
Northwest Natural Gas Co.	870	26,753
NSTAR	1,740	84,390
NUI Corp.	580	9,350
OGE Energy Corp.	2,755	66,643
ONEOK, Inc.	2,610	57,629
Peoples Energy Corp.	1,160	48,766
Pepco Holdings, Inc.	5,510	107,665
PG&E Corp.*	12,615	350,319
Philadelphia Suburban Corp.	3,045	67,295
Piedmont Natural Gas Company, Inc.	1,015	44,112
Pinnacle West Capital Corp.	2,900	116,058
PNM Resources, Inc.	1,305	36,671
PPL Corp.	5,800	253,750
Progress Energy, Inc.	7,975	360,949
Public Service Enterprise Group, Inc.	7,540	330,252
Puget Energy, Inc.	3,045	72,380
Questar Corp.	2,755	96,838
Reliant Resources, Inc.*	8,990	66,166

Common Stocks, continued

	Shares	Value
SCANA Corp.	3,190	$109,258
Sempra Energy	6,380	191,782
Sierra Pacific Resources*	3,770	27,672
Southern Co.	23,635	714,958
Southern Union Co.*	1,740	32,016
TECO Energy, Inc.	6,090	87,757
Texas Genco Holdings, Inc.	435	14,138
TXU Corp.	10,440	247,637
UGI Corp.	1,450	49,155
Unisource Energy Corp.	1,015	25,030
Vectren Corp.	2,465	60,762
Westar Energy, Inc.	2,320	46,980
WGL Holdings, Inc.	1,595	44,325
Wisconsin Energy Corp.	3,770	126,107
WPS Resources Corp.	1,160	53,627
Xcel Energy, Inc.	12,905	219,127

TOTAL COMMON STOCKS (Cost $10,265,229)		11,146,260

U.S. Government Agency Obligations (23.9%)

	Principal Amount
Federal National Mortgage Association, 0.50%, 01/02/04	$3,561,000	3,560,951

TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS (Cost $3,560,951)		3,560,951

TOTAL INVESTMENT SECURITIES (Cost $13,826,180)—98.8%		14,707,211
Net other assets (liabilities)—1.2%		171,450

NET ASSETS—100.0%		$14,878,661

Swap Agreements

	Units	Unrealized Appreciation (Depreciation)
Equity Index Swap Agreement based on the Dow Jones U.S. Utilities Sector Index expiring 02/23/04 (Underlying notional amount at value $11,146,176)	146	$98,686

*	Non-income producing security

See accompanying notes to the financial statements.

86

PROFUNDS Wireless Communications UltraSector ProFund	Schedule of Portfolio Investments December 31, 2003

Common Stocks (75.1%)

	Shares	Value
Alltel Corp.	30,652	$1,427,770
AT&T Wireless Services, Inc.*	220,966	1,765,518
Nextel Communications, Inc.—Class A*	104,760	2,939,566
Nextel Partners, Inc.—Class A*	3,880	52,186
NII Holdings, Inc.—Class B*	1,552	115,826
Sprint Corp. (PCS Group)*	78,182	439,383
Telephone & Data Systems, Inc.	5,044	315,502
US Cellular Corp.*	1,552	55,096
Western Wireless Corp.—Class A*	6,790	124,664
Wireless Facilities, Inc.*	5,044	74,954

TOTAL COMMON STOCKS (Cost $5,562,394)		7,310,465

U.S. Government Agency Obligations (21.9%)

	Principal Amount
Federal National Mortgage Association, 0.50%, 01/02/04	$2,130,000	2,129,970

TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS (Cost $2,129,970)		2,129,970

TOTAL INVESTMENT SECURITIES (Cost $7,692,364)—97.0%		9,440,435
Net other assets (liabilities)—3.0%		295,530

NET ASSETS—100.0%		$9,735,965

Swap Agreements

	Units	Unrealized Appreciation (Depreciation)
Equity Index Swap Agreement based on the Dow Jones U.S. Wireless Communications Index expiring 02/23/04 (Underlying notional amount at value $7,310,526)	259	$154,927

*	Non-income producing security

See accompanying notes to the financial statements.

87

PROFUNDS U.S. Government Plus ProFund	Schedule of Portfolio Investments December 31, 2003

U.S. Government Agency Obligations (15.8%)

	Principal Amount	Value
Federal Home Loan Bank, 0.50%, 01/02/04	$872,000	$871,988
Federal National Mortgage Association, 0.50%, 01/02/04	400,000	399,994

TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS (Cost $1,271,982)		1,271,982

U.S. Treasury Obligations (73.3%)
U.S. Treasury Bonds, 5.375%, 02/15/31	5,650,000	5,894,539

TOTAL U.S. TREASURY OBLIGATIONS (Cost $5,806,490)		5,894,539

TOTAL INVESTMENT SECURITIES (Cost $7,078,472)—89.1%		7,166,521
Net other assets (liabilities)—10.9%		873,203

NET ASSETS—100.0%		$8,039,724

Swap Agreements

	Units	Unrealized Appreciation (Depreciation)
Total Return Swap Agreement based on the 30-year U.S. Treasury Bond expiring 02/28/04 (Underlying notional amount at value $4,192,755)	3,943,000	$(27,496)

See accompanying notes to the financial statements.

88

PROFUNDS Rising Rates Opportunity ProFund	Schedule of Portfolio Investments December 31, 2003

U.S. Government Agency Obligations (99.1%)

	Principal Amount	Value
Federal National Mortgage Association, 0.50%, 01/02/04	$258,525,000	$258,521,409

TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS (Cost $258,521,409)		258,521,409

Options Purchased(NM)

	Contracts
30-Year U.S. Treasury Bond Futures Call Option expiring May 2004 @ $135	500	5,839

TOTAL OPTIONS PURCHASED (Cost $10,063)		5,839

TOTAL INVESTMENT SECURITIES (Cost $258,531,472)—99.1%		258,527,248
Net other assets (liabilities)—0.9%		2,451,209

NET ASSETS—100.0%		$260,978,457

Futures Contracts Sold

	Contracts	Unrealized Appreciation (Depreciation)
30-Year U.S. Treasury Bond Futures Contract expiring March 2004 (Underlying face amount at value $2,186,250)	20	$(90)
Swap Agreements

	Units	Unrealized Appreciation (Depreciation)
Total Return Swap Agreement based on the 30-Year U.S. Treasury Bond expiring 02/28/04 (Underlying notional amount at value $332,783,971)	(311,541,000)	$1,616,569

NM	Not meaningful, amount is less than 0.05%.

See accompanying notes to the financial statements.

89

PROFUNDS

December 31, 2003

Statements of Assets and Liabilities

	Bull ProFund	Mid-Cap ProFund	Small-Cap ProFund	OTC ProFund
Assets:
Investment securities, at cost	$116,355,363	$92,387,565	$265,883,122	$74,468,834

Investment securities, at value	137,082,102	103,822,107	274,021,907	97,330,846
Cash	—	211,014	543,889	—
Segregated cash balances with brokers for futures contracts	839,097	1,685,400	2,430,511	1,044,333
Dividends and interest receivable	157,499	52,220	203,173	10,763
Receivable for investments sold	—	—	—	—
Receivable for capital shares issued	1,609,832	19,959	2,202,701	11,508,127
Unrealized appreciation on swap agreements	—	—	59,579	—
Prepaid expenses	30,172	12,451	16,465	19,118

Total Assets	139,718,702	105,803,151	279,478,225	109,913,187

Liabilities:
Cash overdraft	23,142	—	—	1,196
Payable for investments purchased	—	—	—	9,711,342
Payable for capital shares redeemed	2,533,819	71,675	3,540,524	1,980,631
Variation margin on futures contracts	5,111	209,350	666,873	36,877
Advisory fees payable	81,232	73,942	139,827	50,400
Management services fees payable	16,246	14,789	27,965	10,800
Administration fees payable	4,901	4,457	8,114	3,253
Distribution and service fees payable—Service Class	19,325	6,007	34,173	5,540
Other accrued expenses	112,618	128,905	221,284	90,111

Total Liabilities	2,796,394	509,125	4,638,760	11,890,150

Net Assets	$136,922,308	$105,294,026	$274,839,465	$98,023,037

Net Assets consist of:
Capital	$165,247,985	$94,674,379	$260,424,550	$83,588,684
Accumulated net investment income (loss)	—	(25,338)	(111,299)	(176,764)
Accumulated net realized gains (losses) on investments	(49,259,150)	(1,420,680)	5,562,876	(8,481,685)
Net unrealized appreciation (depreciation) on investments	20,933,473	12,065,665	8,963,338	23,092,802

Net Assets	$136,922,308	$105,294,026	$274,839,465	$98,023,037

Investor Class:
Net Assets	$123,319,093	$99,766,015	$165,047,891	$90,699,398
Shares of Beneficial Interest Outstanding	2,445,446	3,035,066	5,043,829	1,591,055
Net Asset Value (offering and redemption price per share)	$50.43	$32.87	$32.72	$57.01

Service Class:
Net Assets	$13,603,215	$5,528,011	$109,791,574	$7,323,639
Shares of Beneficial Interest Outstanding	284,306	171,003	3,443,383	132,845
Net Asset Value (offering and redemption price per share)	$47.85	$32.33	$31.88	$55.13

See accompanying notes to the financial statements.

90

Large-Cap Value ProFund	Large-Cap Growth ProFund	Mid-Cap Value ProFund	Mid-Cap Growth ProFund	Small-Cap Value ProFund	Small-Cap Growth ProFund

$29,141,316	$5,266,403	$101,462,454	$4,943,581	$121,991,836	$18,800,257

31,055,307	6,192,990	112,622,412	6,445,285	137,616,636	25,413,624
48	—	26,363	1,119	1,962	—
8,294	8,294	6,364	6,364	5,644	5,644
16,146	7,428	111,972	2,621	85,898	20,618
—	—	—	2,127	5,315,833	6,402,677
14,875,591	16,741	537,240	11,120	322,626	850,593
—	—	—	—	—	—
14,631	14,399	13,520	12,129	13,130	13,783

45,970,017	6,239,852	113,317,871	6,480,765	143,361,729	32,706,939

—	211	—	—	—	15,925
14,576,962	—	63,851	—	19,712	54,992
737,950	24,337	522,846	6,643	5,550,973	7,240,810
50	50	790	790	1,550	1,550
18,137	2,833	81,415	1,243	91,894	28,732
3,628	567	16,283	248	18,379	5,746
593	171	4,340	342	4,964	1,138
1,364	842	7,872	2,035	11,862	8,290
13,095	11,840	124,101	16,777	99,418	36,480

15,351,779	40,851	821,498	28,078	5,798,752	7,393,663

$30,618,238	$6,199,001	$112,496,373	$6,452,687	$137,562,977	$25,313,276

$36,790,881	$5,518,168	$101,962,313	$6,641,610	$127,459,913	$22,617,367
(8,353)	(11,538)	67,083	(28,442)	(107,810)	(17,753)
(8,081,923)	(237,857)	(695,283)	(1,664,487)	(5,416,478)	(3,902,257)
1,917,633	930,228	11,162,260	1,504,006	15,627,352	6,615,919

$30,618,238	$6,199,001	$112,496,373	$6,452,687	$137,562,977	$25,313,276

$28,709,010	$3,673,988	$101,345,003	$5,462,064	$123,119,314	$16,889,882
733,915	100,976	3,035,153	180,577	3,712,413	559,308
$39.12	$36.38	$33.39	$30.25	$33.16	$30.20

$1,909,228	$2,525,013	$11,151,370	$990,623	$14,443,663	$8,423,394
49,168	70,045	341,039	33,486	446,005	284,235
$38.83	$36.05	$32.70	$29.58	$32.38	$29.64

See accompanying notes to the financial statements.

91

PROFUNDS

December 31, 2003

Statements of Assets and Liabilities, continued

	Europe 30 ProFund	UltraBull ProFund	UltraMid-Cap ProFund	UltraSmall-Cap ProFund
Assets:
Investment securities, at cost	$33,537,549	$103,451,186	$60,637,702	$148,744,335

Investment securities, at value	36,497,504	127,186,017	65,319,998	158,047,674
Cash	—	—	70,692	1,641,840
Segregated cash balances with brokers for futures contracts	167,110	4,945,758	674,744	7,077,450
Dividends and interest receivable	19,163	142,096	27,250	146,710
Receivable for investments sold	—	—	—	18,075,135
Receivable for capital shares issued	1,085,909	5,832,225	296,183	3,904,397
Unrealized appreciation on swap agreements	—	1,203,857	436,053	328,225
Variation margin on futures contracts	1,525	—	—	—
Prepaid expenses	7,359	26,328	17,913	26,345

Total Assets	37,778,570	139,336,281	66,842,833	189,247,776

Liabilities:
Cash overdraft	2,190	214,243	—	—
Payable for capital shares redeemed	3,253,445	1,982,424	4,455,281	36,488,662
Unrealized depreciation on swap agreements	—	—	—	—
Variation margin on futures contracts	—	31,896	74,256	1,876,089
Advisory fees payable	14,565	81,153	59,121	224,465
Management services fees payable	2,913	16,231	11,824	44,893
Administration fees payable	880	4,904	2,531	6,312
Distribution and service fees payable—Service Class	8,060	39,360	7,085	18,024
Other accrued expenses	14,491	116,617	50,136	148,669

Total Liabilities	3,296,544	2,486,828	4,660,234	38,807,114

Net Assets	$34,482,026	$136,849,453	$62,182,599	$150,440,662

Net Assets consist of:
Capital	$36,952,831	$252,498,867	$97,245,739	$163,587,321
Accumulated net investment income (loss)	16,536	—	(100,553)	(68,386)
Accumulated net realized gains (losses) on investments	(5,449,162)	(143,427,718)	(40,261,924)	(25,060,903)
Net unrealized appreciation (depreciation) on investments	2,961,821	27,778,304	5,299,337	11,982,630

Net Assets	$34,482,026	$136,849,453	$62,182,599	$150,440,662

Investor Class:
Net Assets	$23,376,849	$123,781,536	$55,368,222	$133,404,408
Shares of Beneficial Interest Outstanding	1,802,771	2,604,859	1,931,223	6,916,386
Net Asset Value (offering and redemption price per share)	$12.97	$47.52	$28.67	$19.29

Service Class:
Net Assets	$11,105,177	$13,067,917	$6,814,377	$17,036,254
Shares of Beneficial Interest Outstanding	825,038	289,797	246,466	917,518
Net Asset Value (offering and redemption price per share)	$13.46	$45.09	$27.65	$18.57

See accompanying notes to the financial statements.

92

UltraDow 30 ProFund	UltraOTC ProFund	UltraJapan ProFund	Bear ProFund	Short Small-Cap ProFund	Short OTC ProFund

$37,929,549	$323,462,909	$41,166,787	$29,390,142	$12,750,773	$16,103,441

40,925,914	446,997,271	44,736,837	29,388,117	12,748,523	16,102,958
—	—	—	2,228	—	—
1,337,426	31,678,708	64,357	131,361	47,840	7,566
35,548	61,783	—	—	—	—
—	—	—	—	—	—
781,908	13,242,214	1,015,249	1,250,492	27,735,099	70,972
248,067	4,676,901	—	—	—	—
38,291	—	7,363	478	36,398	—
9,448	35,398	17,717	31,599	13,590	14,150

43,376,602	496,692,275	45,841,523	30,804,275	40,581,450	16,195,646

50,302	74,994	6,527	—	6,310	2,793
2,286,689	14,520,184	2,585,662	2,534,248	108,726	1,145,982
—	—	—	432,000	80,510	346,970
—	1,118,720	—	—	—	1,812
22,033	291,756	55,590	22,336	12,583	11,063
4,407	58,352	9,265	4,467	2,516	2,212
1,251	17,610	1,459	1,343	757	666
4,891	382,144	1,822	5,315	3,093	1,910
24,646	422,979	46,015	40,420	30,462	18,789

2,394,219	16,886,739	2,706,340	3,040,129	244,957	1,532,197

$40,982,383	$479,805,536	$43,135,183	$27,764,146	$40,336,493	$14,663,449

$36,649,105	$2,158,819,761	$61,252,795	$48,251,443	$70,286,263	$29,267,820
(6,287)	—	—	1	(70,319)	525
173,472	(1,814,035,885)	(22,727,276)	(20,028,814)	(29,661,161)	(14,257,449)
4,166,093	135,021,660	4,609,664	(458,484)	(218,290)	(347,447)

$40,982,383	$479,805,536	$43,135,183	$27,764,146	$40,336,493	$14,663,449

$31,023,190	$449,308,245	$42,203,138	$23,151,513	$32,575,092	$12,538,451
991,368	20,574,501	1,365,355	677,173	1,337,752	594,125
$31.29	$21.84	$30.91	$34.19	$24.35	$21.10

$9,959,193	$30,497,291	$932,045	$4,612,633	$7,761,401	$2,124,998
321,553	1,481,245	30,793	139,677	323,086	102,234
$30.97	$20.59	$30.27	$33.02	$24.02	$20.79

See accompanying notes to the financial statements.

93

PROFUNDS

December 31, 2003

Statements of Assets and Liabilities, continued

	UltraBear ProFund	UltraShort OTC ProFund	Banks UltraSector ProFund	Basic Materials UltraSector ProFund
Assets:
Investment securities, at cost	$96,319,563	$126,175,717	$2,212,217	$41,218,245

Investment securities, at value	96,310,913	126,173,923	2,460,235	43,087,753
Cash	183,834	51,074	1,014	2,472
Segregated cash balances with brokers for futures contracts	5,246,658	813,788	—	—
Dividends and interest receivable	—	—	4,406	46,027
Receivable for investments sold	—	—	—	2,668
Receivable for capital shares issued	7,324,643	9,464,253	91,719	6,258,539
Unrealized appreciation on swap agreements	—	—	22,473	480,326
Variation margin on futures contracts	34,308	—	—	—
Prepaid expenses	34,618	25,807	12,187	9,183

Total Assets	109,134,974	136,528,845	2,592,034	49,886,968

Liabilities:
Payable for investments purchased	—	—	—	2,317,017
Payable for capital shares redeemed	6,273,085	3,493,648	72,432	3,325,080
Unrealized depreciation on swap agreements	1,848,366	4,351,102	—	—
Variation margin on futures contracts	—	19,952	—	—
Advisory fees payable	71,763	85,869	440	25,929
Management services fees payable	14,353	17,174	88	5,186
Administration fees payable	4,310	5,162	103	1,005
Distribution and service fees payable—Service Class	36,717	9,115	957	3,319
Other accrued expenses	119,029	145,920	4,703	14,172

Total Liabilities	8,367,623	8,127,942	78,723	5,691,708

Net Assets	$100,767,351	$128,400,903	$2,513,311	$44,195,260

Net Assets consist of:
Capital	$197,655,040	$375,755,466	$2,318,951	$44,734,459
Accumulated net investment income (loss)	1	1	(1,503)	(1,682)
Accumulated net realized gains (losses) on investments	(91,667,554)	(243,001,470)	(74,628)	(2,887,351)
Net unrealized appreciation (depreciation) on investments	(5,220,136)	(4,353,094)	270,491	2,349,834

Net Assets	$100,767,351	$128,400,903	$2,513,311	$44,195,260

Investor Class:
Net Assets	$93,826,382	$118,811,322	$1,416,635	$35,985,417
Shares of Beneficial Interest Outstanding	4,005,514	5,678,148	41,772	1,083,718
Net Asset Value (offering and redemption price per share)	$23.42	$20.92	$33.91	$33.21

Service Class:
Net Assets	$6,940,969	$9,589,581	$1,096,676	$8,209,843
Shares of Beneficial Interest Outstanding	295,010	437,391	31,229	247,944
Net Asset Value (offering and redemption price per share)	$23.53	$21.92	$35.12	$33.11

See accompanying notes to the financial statements.

94

Biotechnology UltraSector ProFund	Energy UltraSector ProFund	Financial UltraSector ProFund	Healthcare UltraSector ProFund	Internet UltraSector ProFund	Pharmaceuticals UltraSector ProFund

$7,319,839	$37,489,638	$4,782,438	$4,979,474	$28,210,058	$8,326,681

9,698,104	39,935,077	5,665,746	5,340,486	36,716,243	8,963,714
633	1,049	122	804	448	1,023
—	—	—	—	—	—
249	7,815	6,712	2,967	—	10,840
307,036	—	—	—	5,816,104	—
80,110	5,898,233	50,086	902,944	698,041	105,944
43,306	605,359	67,565	68,800	140,181	146,215
—	—	—	—	—	—
9,923	8,490	9,145	8,896	11,151	9,396

10,139,361	46,456,023	5,799,376	6,324,897	43,382,168	9,237,132

—	3,583,619	—	560,850	—	—
456,563	1,115,818	13,089	213,191	8,399,549	102,640
—	—	—	—	—	—
—	—	—	—	—	—
6,576	23,389	5,548	1,667	24,677	3,449
1,315	4,678	1,110	334	4,935	690
397	1,016	212	114	1,487	329
1,472	2,746	3,422	536	3,304	822
13,812	16,006	7,689	4,472	41,720	7,616

480,135	4,747,272	31,070	781,164	8,475,672	115,546

$9,659,226	$41,708,751	$5,768,306	$5,543,733	$34,906,496	$9,121,586

$23,370,889	$44,018,232	$14,584,124	$12,795,670	$36,180,227	$15,886,727
(37,000)	(8,303)	(11,598)	(2,354)	(112,654)	3,979
(16,096,234)	(5,351,976)	(9,755,093)	(7,679,395)	(9,807,443)	(7,552,368)
2,421,571	3,050,798	950,873	429,812	8,646,366	783,248

$9,659,226	$41,708,751	$5,768,306	$5,543,733	$34,906,496	$9,121,586

$8,175,349	$37,752,862	$3,122,379	$5,119,903	$31,165,279	$8,229,289
205,682	2,410,973	137,372	368,247	507,260	709,177
$39.75	$15.66	$22.73	$13.90	$61.44	$11.61

$1,483,877	$3,955,889	$2,645,927	$423,830	$3,741,217	$892,297
38,585	261,505	120,039	31,536	63,716	79,118
$38.46	$15.13	$22.04	$13.44	$58.72	$11.28

See accompanying notes to the financial statements.

95

PROFUNDS

December 31, 2003

Statements of Assets and Liabilities, continued

	Precious Metals UltraSector ProFund	Real Estate UltraSector ProFund	Semiconductor UltraSector ProFund	Technology UltraSector ProFund
Assets:
Investment securities, at cost	$61,460,146	$23,086,558	$40,138,613	$5,775,445

Investment securities, at value	61,460,146	24,875,759	47,737,034	7,208,311
Cash	1,421	—	1,155	240
Segregated cash balances with brokers for futures contracts	—	—	—	—
Dividends and interest receivable	—	101,955	120	1,087
Receivable for investments sold	—	2,535,559	—	—
Receivable for capital shares issued	2,257,235	159,412	3,381,999	266,707
Unrealized appreciation on swap agreements	—	165,120	704,153	131,603
Prepaid expenses	11,694	9,392	10,161	10,314

Total Assets	63,730,496	27,847,197	51,834,622	7,618,262

Liabilities:
Cash overdraft	—	4,689	—	—
Dividends payable	—	65,554	—	—
Payable for investments purchased	—	—	1,237,875	75,534
Payable for capital shares redeemed	2,765,805	3,377,923	1,647,787	153,242
Unrealized depreciation on swap agreements	1,119,218	—	—	—
Advisory fees payable	38,717	16,503	43,524	3,569
Management services fees payable	7,744	3,300	8,705	714
Administration fees payable	2,330	760	2,004	277
Distribution and service fees payable—Service Class	3,642	5,058	4,491	1,010
Other accrued expenses	52,164	16,991	56,475	8,563

Total Liabilities	3,989,620	3,490,778	3,000,861	242,909

Net Assets	$59,740,876	$24,356,419	$48,833,761	$7,375,353

Net Assets consist of:
Capital	$52,314,105	$27,751,248	$55,735,592	$16,431,785
Accumulated net investment income (loss)	(66,615)	(331,725)	(122,127)	(25,871)
Accumulated net realized gains (losses) on investments	8,612,604	(5,017,425)	(15,082,278)	(10,595,030)
Net unrealized appreciation (depreciation) on investments	(1,119,218)	1,954,321	8,302,574	1,564,469

Net Assets	$59,740,876	$24,356,419	$48,833,761	$7,375,353

Investor Class:
Net Assets	$54,156,646	$15,799,826	$43,858,694	$6,648,522
Shares of Beneficial Interest Outstanding	1,498,719	612,683	1,528,151	242,990
Net Asset Value (offering and redemption price per share)	$36.13	$25.79	$28.70	$27.36

Service Class:
Net Assets	$5,584,230	$8,556,593	$4,975,067	$726,831
Shares of Beneficial Interest Outstanding	156,740	321,146	179,947	27,073
Net Asset Value (offering and redemption price per share)	$35.63	$26.64	$27.65	$26.85

(a)	Investment in Scudder Cash Management Portfolio

See accompanying notes to the financial statements.

96

Telecommunications UltraSector ProFund	Utilities UltraSector ProFund	Wireless Communications UltraSector ProFund	U.S. Government Plus ProFund	Rising Rates Opportunity ProFund	Money Market ProFund

$5,705,420	$13,826,180	$7,692,364	$7,078,472	$258,531,472	$504,875,222	(a)

6,061,826	14,707,211	9,440,435	7,166,521	258,527,248	504,875,222	(a)
50	456	1,008	—	—	—
—	—	—	2	55,921	—
2,718	13,173	6,633	94,406	—	—
—	76,839	—	—	—	—
95,457	131,979	788,164	2,316,965	1,446,509	—
132,979	98,686	154,927	—	1,616,569	—
9,471	9,843	8,799	9,072	13,753	64,864

6,302,501	15,038,187	10,399,966	9,586,966	261,660,000	504,940,086

—	—	—	294	2,046	—
—	—	—	3,149	—	81,803
33,970	—	565,502	1,042,911	—	—
42,018	134,443	88,895	446,856	181,205	—
—	—	—	27,496	—	—
1,163	6,085	1,813	7,483	166,446	—
233	1,217	363	2,245	33,289	155,161
122	438	203	677	10,023	14,602
1,032	1,886	509	5,198	19,926	167,875
3,214	15,457	6,716	10,933	268,608	267,154

81,752	159,526	664,001	1,547,242	681,543	686,595

$6,220,749	$14,878,661	$9,735,965	$8,039,724	$260,978,457	$504,253,491

$11,362,350	$16,387,048	$23,604,783	$9,940,562	$269,892,721	$504,229,966
(31,010)	(7,005)	(39,517)	(5,117)	(428,390)	23,525
(5,599,976)	(2,481,099)	(15,732,299)	(1,956,274)	(10,098,129)	—
489,385	979,717	1,902,998	60,553	1,612,255	—

$6,220,749	$14,878,661	$9,735,965	$8,039,724	$260,978,457	$504,253,491

$4,751,907	$12,526,117	$9,170,205	$6,610,196	$240,555,281	$398,933,833
278,861	973,084	846,657	210,989	10,170,742	398,917,961
$17.04	$12.87	$10.83	$31.33	$23.65	$1.00

$1,468,842	$2,352,544	$565,760	$1,429,528	$20,423,176	$105,319,658
88,576	186,463	54,517	45,620	873,966	105,312,045
$16.58	$12.62	$10.38	$31.33	$23.37	$1.00

See accompanying notes to the financial statements.

97

PROFUNDS

For the year ended December 31, 2003

Statements of Operations

	Bull ProFund	Mid-Cap ProFund	Small-Cap ProFund	OTC ProFund
Investment Income:
Dividends	$1,496,128	$420,473	$842,962	$235,402
Interest	123,685	146,188	685,511	67,777

Total Investment Income	1,619,813	566,661	1,528,473	303,179

Expenses:
Advisory fees	722,866	364,523	956,961	747,046
Management services fees	144,574	72,905	191,393	160,082
Administration fees	45,873	22,675	59,744	51,305
Distribution and service fees—Service Class	88,908	69,954	158,834	149,265
Transfer agency and administrative service fees	452,061	221,103	536,442	459,603
Registration and filing fees	59,265	30,243	54,728	54,101
Custody fees	75,522	38,682	85,219	60,730
Fund accounting fees	80,128	37,028	95,842	90,417
Other fees	73,492	37,564	84,958	72,904
Recoupment of prior expenses reimbursed by the Advisor	—	—	6,034	—

Total Gross Expenses before reductions	1,742,689	894,677	2,230,155	1,845,453
Less Expenses reduced by the Advisor	(3,065)	(732)	(579)	(3,001)

Total Net Expenses	1,739,624	893,945	2,229,576	1,842,452

Net Investment Income (Loss)	(119,811)	(327,284)	(701,103)	(1,539,273)

Realized and Unrealized Gains (Losses) on Investments:
Net realized gains (losses) on investment securities	(10,701,844)	(1,626,797)	11,684,451	12,779,763
Net realized gains (losses) on futures contracts	1,046,409	3,347,105	14,672,805	1,117,916
Net realized gains (losses) on swap agreements	—	—	6,009,570	—
Change in net unrealized appreciation/depreciation on investments	16,078,596	11,291,672	9,209,713	21,349,578

Net Realized and Unrealized Gains (Losses) on Investments	6,423,161	13,011,980	41,576,539	35,247,257

Change in Net Assets Resulting from Operations	$6,303,350	$12,684,696	$40,875,436	$33,707,984

See accompanying notes to the financial statements.

98

Large-Cap Value ProFund	Large-Cap Growth ProFund	Mid-Cap Value ProFund	Mid-Cap Growth ProFund	Small-Cap Value ProFund	Small-Cap Growth ProFund

$377,243	$401,272	$648,077	$59,857	$559,596	$218,039
986	856	1,177	945	1,313	847

378,229	402,128	649,254	60,802	560,909	218,886

133,172	230,875	263,334	68,480	370,574	257,352
26,634	46,175	52,667	13,696	74,115	51,471
6,502	12,735	16,227	4,307	23,099	16,428
16,380	11,857	31,658	28,382	59,407	60,905
78,222	147,521	158,108	32,243	177,619	142,976
34,068	34,918	33,205	28,738	38,123	31,022
46,633	30,694	39,706	29,790	73,390	49,187
14,005	25,207	24,703	8,149	38,005	29,865
12,936	27,518	32,453	8,549	46,752	28,523
—	—	11,350	—	11,472	11,812

368,552	567,500	663,411	222,334	912,556	679,541
(22,665)	(942)	(37)	(16,024)	(101)	(899)

345,887	566,558	663,374	206,310	912,455	678,642

32,342	(164,430)	(14,120)	(145,508)	(351,546)	(459,756)

(5,314,640)	9,785,432	1,858,794	310,569	507,968	4,085,371
17,405	17,405	25,655	25,655	30,335	30,335
—	—	—	—	—	—
2,554,453	936,964	10,920,502	1,013,635	15,295,936	5,383,098

(2,742,782)	10,739,801	12,804,951	1,349,859	15,834,239	9,498,804

$(2,710,440)	$10,575,371	$12,790,831	$1,204,351	$15,482,693	$9,039,048

See accompanying notes to the financial statements.

99

PROFUNDS

For the year ended December 31, 2003

Statements of Operations, continued

	Europe 30 ProFund	UltraBull ProFund	UltraMid-Cap ProFund	UltraSmall-Cap ProFund
Investment Income:
Dividends	$239,916	$1,320,451	$197,405	$702,007
Interest	5,516	130,315	95,943	355,020

Total Investment Income	245,432	1,450,766	293,348	1,057,027

Expenses:
Advisory fees	79,920	714,047	197,846	622,930
Management services fees	15,984	142,810	39,569	124,587
Administration fees	5,070	45,260	12,425	38,921
Distribution and service fees—Service Class	38,722	85,925	33,852	99,096
Transfer agency and administrative service fees	34,676	363,207	81,640	286,138
Registration and filing fees	24,971	104,516	45,481	46,606
Custody fees	12,180	85,497	43,012	69,370
Fund accounting fees	8,699	78,475	22,825	64,549
Other fees	9,000	88,648	29,775	64,843
Recoupment of prior expenses reimbursed by the Advisor	—	—	20,561	143,732

Total Gross Expenses before reductions	229,222	1,708,385	526,986	1,560,772
Less Expenses reduced by the Advisor	(326)	(1,889)	(588)	(798)

Total Net Expenses	228,896	1,706,496	526,398	1,559,974

Net Investment Income (Loss)	16,536	(255,730)	(233,050)	(502,947)

Realized and Unrealized Gains (Losses) on Investments:
Net realized gains (losses) on investment securities	(152,008)	(54,586,347)	2,204,418	5,209,469
Net realized gains (losses) on futures contracts	(9,604)	65,547,465	(421,277)	15,712,097
Net realized gains (losses) on swap agreements	—	6,977,264	6,555,522	14,214,341
Change in net unrealized appreciation/depreciation on investments	2,576,155	21,503,294	2,546,251	12,606,238

Net Realized and Unrealized Gains (Losses) on Investments	2,414,543	39,441,676	10,884,914	47,742,145

Change in Net Assets Resulting from Operations	$2,431,079	$39,185,946	$10,651,864	$47,239,198

See accompanying notes to the financial statements.

100

UltraDow 30 ProFund	UltraOTC ProFund	UltraJapan ProFund	Bear ProFund	Short Small-Cap ProFund	Short OTC ProFund

$196,443	$637,721	$—	$—	$—	$—
27,546	392,688	64,343	582,547	538,584	231,703

223,989	1,030,409	64,343	582,547	538,584	231,703

93,534	2,316,567	229,388	416,787	375,613	161,524
18,707	463,316	38,232	83,358	75,123	32,305
5,886	146,365	11,876	26,899	24,280	10,466
21,613	206,293	23,832	99,541	71,131	55,682
46,218	1,155,666	91,497	228,636	220,419	81,200
34,588	108,201	44,680	69,446	64,307	63,614
13,866	144,548	13,293	35,334	33,486	21,677
9,651	236,701	17,974	48,495	44,640	19,186
12,117	266,335	19,179	49,284	47,520	14,818
—	—	31,072	—	—	—

256,180	5,043,992	521,023	1,057,780	956,519	460,472
(264)	(6,267)	(147)	(4,755)	(5,995)	(3,084)

255,916	5,037,725	520,876	1,053,025	950,524	457,388

(31,927)	(4,007,316)	(456,533)	(470,478)	(411,940)	(225,685)

(84,913)	(7,029,850)	(169,390,504)	(672,261)	26,046	49,338
376,758	17,350,615	168,012,374	(11,803,740)	(4,576,476)	(1,300,424)
1,410,346	76,189,717	—	(7,055,982)	(23,772,863)	(11,403,017)
3,885,914	114,511,358	4,667,062	(81,035)	(810,575)	(598,344)

5,588,105	201,021,840	3,288,932	(19,613,018)	(29,133,868)	(13,252,447)

$5,556,178	$197,014,524	$2,832,399	$(20,083,496)	$(29,545,808)	$(13,478,132)

See accompanying notes to the financial statements.

101

PROFUNDS

For the year ended December 31, 2003

Statements of Operations, continued

	UltraBear ProFund	UltraShort OTC ProFund	Banks UltraSector ProFund	Basic Materials UltraSector ProFund
Investment Income:
Dividends	$—	$—	$31,426	$102,210
Interest	1,237,619	1,493,418	3,242	11,320

Total Investment Income	1,237,619	1,493,418	34,668	113,530

Expenses:
Advisory fees	1,078,002	1,043,499	10,232	36,288
Management services fees	215,601	208,701	2,047	7,258
Administration fees	69,113	66,392	645	2,250
Distribution and service fees—Service Class	105,491	78,219	3,681	6,893
Transfer agency and administrative service fees	567,339	546,675	4,656	13,598
Registration and filing fees	121,210	122,642	28,351	25,306
Custody fees	74,578	72,442	12,475	13,714
Fund accounting fees	121,142	113,455	1,897	3,815
Other fees	123,469	118,890	2,818	6,274

Total Gross Expenses before reductions	2,475,945	2,370,915	66,802	115,396
Less Expenses reduced by the Advisor	(8,094)	(7,305)	(36,552)	(14,199)

Total Net Expenses	2,467,851	2,363,610	30,250	101,197

Net Investment Income (Loss)	(1,230,232)	(870,192)	4,418	12,333

Realized and Unrealized Gains (Losses) on Investments:
Net realized gains (losses) on investment securities	(191,845,110)	201,530	(4,222)	(223,645)
Net realized gains (losses) on futures contracts	128,427,279	(6,764,343)	—	—
Net realized gains (losses) on swap agreements	(14,032,420)	(126,385,271)	156,292	1,124,658
Change in net unrealized appreciation/depreciation on investments	(7,413,705)	(7,443,344)	200,227	2,265,059

Net Realized and Unrealized Gains (Losses) on Investments	(84,863,956)	(140,391,428)	352,297	3,166,072

Change in Net Assets Resulting from Operations	$(86,094,188)	$(141,261,620)	$356,715	$3,178,405

See accompanying notes to the financial statements.

102

Biotechnology UltraSector ProFund	Energy UltraSector ProFund	Financial UltraSector ProFund	Healthcare UltraSector ProFund	Internet UltraSector ProFund	Pharmaceuticals UltraSector ProFund

$9,315	$109,704	$106,069	$21,884	$—	$54,983
30,851	16,370	13,531	5,785	61,908	12,051

40,166	126,074	119,600	27,669	61,908	67,034

90,247	51,633	40,806	17,578	193,563	34,814
18,049	10,327	8,161	3,516	38,713	6,963
5,728	3,225	2,583	1,115	12,121	2,200
29,352	8,797	19,270	4,064	37,220	10,271
42,172	20,840	16,644	7,713	93,670	15,134
33,645	26,320	23,796	31,948	48,870	24,242
19,190	17,420	19,104	14,508	20,334	9,559
10,180	5,440	5,076	2,680	19,090	3,847
12,713	8,638	7,271	3,862	21,954	5,314

261,276	152,640	142,711	86,984	485,535	112,344
(158)	(9,767)	(17,435)	(37,274)	(227)	(11,821)

261,118	142,873	125,276	49,710	485,308	100,523

(220,952)	(16,799)	(5,676)	(22,041)	(423,400)	(33,489)

(37,677)	92,857	(94,838)	(159,588)	(3,104,949)	(927,697)
—	—	—	—	—	—
1,326,288	1,398,430	456,693	(69,820)	3,472,058	(732,249)
1,986,958	2,961,172	712,824	288,191	7,880,660	519,706

3,275,569	4,452,459	1,074,679	58,783	8,247,769	(1,140,240)

$3,054,617	$4,435,660	$1,069,003	$36,742	$7,824,369	$(1,173,729)

See accompanying notes to the financial statements.

103

PROFUNDS

For the year ended December 31, 2003

Statements of Operations, continued

	Precious Metals UltraSector ProFund	Real Estate UltraSector ProFund	Semiconductor UltraSector ProFund	Technology UltraSector ProFund
Investment Income:
Dividends	$—	$604,030	$29,544	$22,436
Interest	346,352	32,980	57,350	16,287
Expenses	—	—	—	—

Total Investment Income	346,352	637,010	86,894	38,723

Expenses:
Advisory fees	256,498	102,405	170,863	48,596
Management services fees	51,300	20,481	34,173	9,719
Administration fees	16,114	6,442	10,628	3,068
Distribution and service fees—Service Class	21,573	60,525	36,699	6,404
Transfer agency and administrative service fees	121,384	40,061	81,249	21,181
Registration and filing fees	58,966	28,766	31,315	26,056
Custody fees	19,549	21,294	24,074	20,542
Fund accounting fees	25,010	10,751	16,538	5,713
Other fees	28,782	16,584	21,103	7,303
Recoupment of prior expenses reimbursed by the Advisor	—	4,473	12,162	—

Total Gross Expenses before reductions	599,176	311,782	438,804	148,582
Less Expenses reduced by the Advisor	(591)	(167)	(214)	(15,978)

Total Net Expenses	598,585	311,615	438,590	132,604

Net Investment Income (Loss)	(252,233)	325,395	(351,696)	(93,881)

Realized and Unrealized Gains (Losses) on Investments:
Net realized gains (losses) on investment securities	—	5,042	(2,503,917)	(87,543)
Net realized gains (losses) on futures contracts	—	—	—	—
Net realized gains (losses) on swap agreements	17,885,395	1,887,567	3,403,856	852,098
Change in net unrealized appreciation/depreciation on investments	(662,812)	1,728,593	8,021,565	1,369,313

Net Realized and Unrealized Gains (Losses) on Investments	17,222,583	3,621,202	8,921,504	2,133,868

Change in Net Assets Resulting from Operations	$16,970,350	$3,946,597	$8,569,808	$2,039,987

(a)	Allocated from Scudder Cash Management Portfolio

See accompanying notes to the financial statements.

104

Telecommunications UltraSector ProFund	Utilities UltraSector ProFund	Wireless Communications UltraSector ProFund	U.S. Government Plus ProFund	Rising Rates Opportunity ProFund	Money Market ProFund

$88,106	$211,139	$30,462	$—	$—	$—
5,243	18,715	15,438	279,323	1,224,669	6,631,300	(a)
—	—	—	—	—	(963,271	)(a)

93,349	229,854	45,900	279,323	1,224,669	5,668,029

14,845	56,756	44,033	63,576	961,443	—
2,969	11,351	8,807	19,073	192,289	1,871,238
943	3,585	2,798	6,033	59,816	183,494
3,670	23,343	10,257	52,245	158,690	363,004
9,939	28,291	21,932	41,459	507,333	1,412,454
23,695	30,104	31,090	39,325	67,308	174,613
7,280	18,322	7,499	11,559	49,701	599
1,758	6,467	4,774	9,945	89,145	7,510
2,175	9,516	5,081	8,671	82,361	384,212
—	—	—	—	—	—

67,274	187,735	136,271	251,886	2,168,086	4,397,124
(25,120)	(16,887)	(12,061)	(604)	(855)	(21,881)

42,154	170,848	124,210	251,282	2,167,231	4,375,243

51,195	59,006	(78,310)	28,041	(942,562)	1,292,786

(350,452)	749,955	(1,935,861)	(298,811)	12,713	17,164	(a)
—	—	—	(134,920)	(2,082,227)	—
(786,167)	447,542	(1,311,881)	(1,934,886)	(298,836)	—
172,659	529,012	1,588,699	(86,097)	1,618,121	—

(963,960)	1,726,509	(1,659,043	(2,454,714)	(750,229)	17,164

$(912,765)	$1,785,515	$(1,737,353)	$(2,426,673)	$(1,692,791)	$1,309,950

See accompanying notes to the financial statements.

105

PROFUNDS

Statements of Changes in Net Assets

	Bull ProFund		Mid-Cap ProFund

	For the year ended December 31, 2003	For the year ended December 31, 2002	For the year ended December 31, 2003	For the year ended December 31, 2002
From Investment Activities:
Operations:
Net investment income (loss)	$(119,811)	$(297,555)	$(327,284)	$(112,247)
Net realized gains (losses) on investments	(9,655,435)	(18,032,269)	1,720,308	(1,435,297)
Change in net unrealized appreciation/depreciation on investments	16,078,596	2,655,099	11,291,672	640,440

Change in net assets resulting from operations	6,303,350	(15,674,725)	12,684,696	(907,104)

Distributions to Shareholders From:
Net investment income
Investor Class	—	—	—	—
Net realized gains on investments
Investor Class	—	—	—	—
Service Class	—	—	—	—

Change in net assets resulting from distributions	—	—	—	—

Capital Transactions:
Proceeds from shares issued
Investor Class	900,862,646	745,165,258	213,022,945	120,010,798
Service Class	443,149,994	1,012,645,347	102,698,457	228,221,684
Dividends reinvested
Investor Class	—	—	—	—
Service Class	—	—	—	—
Cost of shares redeemed
Investor Class	(901,256,311)	(632,459,348)	(141,554,822)	(105,786,554)
Service Class	(437,906,879)	(1,036,615,883)	(98,656,061)	(228,438,466)

Change in net assets resulting from capital transactions	4,849,450	88,735,374	75,510,519	14,007,462

Change in net assets	11,152,800	73,060,649	88,195,215	13,100,358
Net Assets:
Beginning of period	125,769,508	52,708,859	17,098,811	3,998,453

End of period	$136,922,308	$125,769,508	$105,294,026	$17,098,811

Accumulated net investment income (loss)	$—	$—	$(25,338)	$(41,903)

Share Transactions:
Issued
Investor Class	20,687,906	17,194,433	7,291,029	4,258,630
Service Class	11,316,482	23,085,524	4,029,975	8,601,617
Reinvested
Investor Class	—	—	—	—
Service Class	—	—	—	—
Redeemed
Investor Class	(21,159,766)	(14,461,413)	(4,915,174)	(3,694,621)
Service Class	(11,271,121)	(23,676,900)	(3,892,149)	(8,604,251)

Change in shares	(426,499)	2,141,644	2,513,681	561,375

(a)	Commencement of operations

See accompanying notes to the financial statements.

106

Small-Cap ProFund		OTC ProFund		Large-Cap Value ProFund

For the year ended December 31, 2003	For the year ended December 31, 2002	For the year ended December 31, 2003	For the year ended December 31, 2002	For the year ended December 31, 2003	For the period October 1, 2002(a) through December 31, 2002

$(701,103)	$(179,050)	$(1,539,273)	$(371,033)	$32,342	$47,194
32,366,826	(6,628,835)	13,897,679	(8,970,224)	(5,297,235)	(2,194,276)

9,209,713	(12,171)	21,349,578	908,887	2,554,453	(636,820)

40,875,436	(6,820,056)	33,707,984	(8,432,370)	(2,710,440)	(2,783,902)

—	—	—	—	(33,053)	(65,000)

(6,149,079)	—	(2,808,725)	—	—	(509,047)
(3,769,418)	—	(241,383)	—	—	(81,365)

(9,918,497)	—	(3,050,108)	—	(33,053)	(655,412)

785,665,834	261,556,426	891,384,828	272,069,642	99,461,785	76,390,444
694,261,740	263,494,321	743,016,526	82,088,952	181,359,909	114,444,719

5,562,066	—	2,724,413	—	32,885	510,581
3,759,893	—	226,053	—	—	81,365

(695,646,822)	(244,339,703)	(915,431,173)	(186,059,181)	(119,761,590)	(22,327,821)
(600,953,531)	(266,271,376)	(761,013,362)	(59,722,531)	(181,766,297)	(111,624,935)

192,649,180	14,439,668	(39,092,715)	108,376,882	(20,673,308)	57,474,353

223,606,119	7,619,612	(8,434,839)	99,944,512	(23,416,801)	54,035,039

51,233,346	43,613,734	106,457,876	6,513,364	54,035,039	—

$274,839,465	$51,233,346	$98,023,037	$106,457,876	$30,618,238	$54,035,039

$(111,299)	$(115,243)	$(176,764)	$(251,289)	$(8,353)	$(15,944)

27,794,755	10,283,063	17,946,154	6,407,919	2,819,001	2,372,312
25,816,149	10,116,118	16,281,182	2,038,117	5,524,548	3,667,567

167,734	—	47,713	—	843	16,691
116,369	—	4,094	—	—	2,661

(24,623,151)	(9,489,557)	(18,501,712)	(4,393,828)	(3,749,133)	(725,799)
(22,941,935)	(10,160,626)	(16,727,169)	(1,478,762)	(5,565,612)	(3,579,996)

6,329,921	748,998	(949,738)	2,573,446	(970,353)	1,753,436

See accompanying notes to the financial statements.

107

PROFUNDS

Statements of Changes in Net Assets, continued

	Large-Cap Growth ProFund		Mid-Cap Value ProFund

	For the year ended December 31, 2003	For the period October 1, 2002(a) through December 31, 2002	For the year ended December 31, 2003	For the year ended December 31, 2002
From Investment Activities:
Operations:
Net investment income (loss)	$(164,430)	$(15,309)	$(14,120)	$(152,188)
Net realized gains (losses) on investments	9,802,837	(2,086,719)	1,884,449	(2,199,259)
Change in net unrealized appreciation/depreciation on investments	936,964	(6,736)	10,920,502	(243,833)

Change in net assets resulting from operations	10,575,371	(2,108,764)	12,790,831	(2,595,280)

Distributions to Shareholders From:
Net investment income
Investor Class	—	—	(9,660)	—
Net realized gains on investments
Investor Class	(97,952)	(5,659)	—	—
Service Class	(65,711)	(2,152)	—	—

Change in net assets resulting from distributions	(163,663)	(7,811)	(9,660)	—

Capital Transactions:
Proceeds from shares issued
Investor Class	87,084,595	47,710,018	224,478,516	293,470,153
Service Class	68,290,513	31,861,098	111,197,675	135,892,035
Dividends reinvested
Investor Class	95,029	4,822	9,301	—
Service Class	63,990	2,152	—	—
Cost of shares redeemed
Investor Class	(122,416,499)	(17,199,014)	(138,921,968)	(291,252,998)
Service Class	(67,760,166)	(29,832,670)	(107,290,028)	(135,026,236)

Change in net assets resulting from capital transactions	(34,642,538)	32,546,406	89,473,496	3,082,954

Change in net assets	(24,230,830)	30,429,831	102,254,667	487,674
Net Assets:
Beginning of period	30,429,831	—	10,241,706	9,754,032

End of period	$6,199,001	$30,429,831	$112,496,373	$10,241,706

Accumulated net investment income (loss)	$(11,538)	$(5,709)	$67,083	$(4,135)

Share Transactions:
Issued
Investor Class	2,841,923	1,499,110	7,670,370	10,033,746
Service Class	2,033,369	1,018,467	4,221,366	4,764,457
Reinvested
Investor Class	2,616	158	277	—
Service Class	1,778	71	—	—
Redeemed
Investor Class	(3,683,053)	(559,778)	(4,793,885)	(9,999,467)
Service Class	(2,024,171)	(959,469)	(4,138,253)	(4,721,598)

Change in shares	(827,538)	998,559	2,959,875	77,138

(a)	Commencement of operations

See accompanying notes to the financial statements.

108

Mid-Cap Growth ProFund		Small-Cap Value ProFund		Small-Cap Growth ProFund

For the year ended December 31, 2003	For the year ended December 31, 2002	For the year ended December 31, 2003	For the year ended December 31, 2002	For the year ended December 31, 2003	For the year ended December 31, 2002

$(145,508)	$(92,221)	$(351,546)	$(440,045)	$(459,756)	$(137,038)
336,224	(1,595,688)	538,303	(2,311,523)	4,115,706	(586,942)

1,013,635	(322,932)	15,295,936	(1,597,479)	5,383,098	583,549

1,204,351	(2,010,841)	15,482,693	(4,349,047)	9,039,048	(140,431)

—	—	—	—	—	—

—	—	(200,898)	—	(28,710)	(779,611)
—	—	(20,559)	—	(15,269)	(139,179)

—	—	(221,457)	—	(43,979)	(918,790)

115,486,038	128,687,324	326,102,552	528,095,730	280,364,336	210,171,733
100,421,708	73,234,939	164,100,540	213,926,541	181,078,364	115,250,592

—	—	194,808	—	28,710	775,637
—	—	20,417	—	15,146	129,233

(111,949,226)	(131,904,033)	(224,853,925)	(532,419,092)	(279,686,303)	(211,719,339)
(102,198,733)	(74,065,257)	(161,795,969)	(236,462,546)	(174,880,598)	(114,393,557)

1,759,787	(4,047,027)	103,768,423	(26,859,367)	6,919,655	214,299

2,964,138	(6,057,868)	119,029,659	(31,208,414)	15,914,724	(844,922)

3,488,549	9,546,417	18,533,318	49,741,732	9,398,552	10,243,474

$6,452,687	$3,488,549	$137,562,977	$18,533,318	$25,313,276	$9,398,552

$(28,442)	$(22,477)	$(107,810)	$(20,864)	$(17,753)	$(45,920)

4,183,028	4,960,015	11,480,678	17,172,439	10,964,243	8,227,586
3,934,957	2,891,510	6,203,642	7,165,887	7,244,543	4,353,508

—	—	5,791	—	963	34,504
—	—	622	—	506	5,800

(4,057,926)	(5,101,634)	(8,080,987)	(17,305,762)	(10,758,937)	(8,220,910)
(3,993,222)	(2,912,039)	(6,210,288)	(7,924,627)	(7,026,586)	(4,314,219)

66,837	(162,148)	3,399,458	(892,063)	424,732	86,269

See accompanying notes to the financial statements.

109

PROFUNDS

Statements of Changes in Net Assets, continued

	Europe 30 ProFund		UltraBull ProFund

	For the year ended December 31, 2003	For the year ended December 31, 2002	For the year ended December 31, 2003	For the year ended December 31, 2002
From Investment Activities:
Operations:
Net investment income (loss)	$16,536	$42,511	$(255,730)	$(440,690)
Net realized gains (losses) on investments	(161,612)	(1,647,608)	17,938,382	(31,699,270)
Change in net unrealized appreciation/depreciation on investments	2,576,155	181,977	21,503,294	(5,166,627)

Change in net assets resulting from operations	2,431,079	(1,423,120)	39,185,946	(37,306,587)

Distributions to Shareholders From:
Net investment income
Investor Class	(43,294)	—	—	—
Service Class	—	—	—	—
Net realized gains on investments
Investor Class	—	—	—	—
Service Class	—	—	—	—

Change in net assets resulting from distributions	(43,294)	—	—	—

Capital Transactions:
Proceeds from shares issued
Investor Class	207,233,751	173,223,319	1,335,202,673	1,912,727,859
Service Class	89,426,476	15,968,852	236,349,597	581,962,275
Dividends reinvested
Investor Class	36,179	—	—	—
Service Class	—	—	—	—
Cost of shares redeemed
Investor Class	(194,325,056)	(169,817,702)	(1,313,578,697)	(1,882,713,157)
Service Class	(81,127,969)	(13,139,245)	(233,604,753)	(569,960,319)

Change in net assets resulting from capital transactions	21,243,381	6,235,224	24,368,820	42,016,658

Change in net assets	23,631,166	4,812,104	63,554,766	4,710,071
Net Assets:
Beginning of period	10,850,860	6,038,756	73,294,687	68,584,616

End of period	$34,482,026	$10,850,860	$136,849,453	$73,294,687

Accumulated net investment income (loss)	$16,536	$43,294	$—	$(2,620)

Share Transactions:
Issued
Investor Class	19,818,391	16,712,635	37,503,674	49,728,983
Service Class	8,224,510	1,628,368	7,488,292	14,945,650
Reinvested
Investor Class	2,807	—	—	—
Service Class	—	—	—	—
Redeemed
Investor Class	(18,886,010)	(16,314,376)	(37,035,201)	(48,657,886)
Service Class	(7,670,135)	(1,367,184)	(7,464,764)	(14,817,653)

Change in shares	1,489,563	659,443	492,001	1,199,094

(a)	Commencement of operations

See accompanying notes to the financial statements.

110

UltraMid-Cap ProFund		UltraSmall-Cap Profund		UltraDow 30 ProFund

For the year ended December 31, 2003	For the year ended December 31, 2002	For the year ended December 31, 2003	For the year ended December 31, 2002	For the year ended December 31, 2003	For the period June 3, 2002(a) through December 31, 2002

$(233,050)	$(321,339)	$(502,947)	$(286,245)	$(31,927)	$4,878
8,338,663	(20,375,698)	35,135,907	(23,448,207)	1,702,191	(1,482,330)

2,546,251	(2,426,687)	12,606,238	(6,611,020)	3,885,914	280,179

10,651,864	(23,123,724)	47,239,198	(30,345,472)	5,556,178	(1,197,273)

—	—	—	—	—	(7,915)
—	—	—	—	—	(85)

—	—	—	—	(15,678)	—
—	—	—	—	(5,180)	—

—	—	—	—	(20,858)	(8,000)

525,693,454	1,705,103,489	1,261,404,326	2,027,138,636	269,745,018	64,258,497
71,606,753	124,543,995	202,247,472	263,562,141	96,483,338	17,703,410

—	—	—	—	14,742	7,222
—	—	—	—	5,163	83

(495,162,041)	(1,702,096,412)	(1,195,094,736)	(2,048,236,068)	(247,557,096)	(59,307,784)
(73,244,380)	(118,119,256)	(194,167,485)	(263,909,109)	(98,903,896)	(5,796,361)

28,893,786	9,431,816	74,389,577	(21,444,400)	19,787,269	16,865,067

39,545,650	(13,691,908)	121,628,775	(51,789,872)	25,322,589	15,659,794

22,636,949	36,328,857	28,811,887	80,601,759	15,659,794	—

$62,182,599	$22,636,949	$150,440,662	$28,811,887	$40,982,383	$15,659,794

$(100,553)	$(87,558)	$(68,386)	$(108,867)	$(6,287)	$729

25,586,504	81,712,425	89,025,451	166,317,553	11,036,885	2,773,573
3,885,534	6,456,180	16,186,084	19,333,882	4,731,165	821,016

—	—	—	—	471	351
—	—	—	—	167	4

(24,561,827)	(82,038,959)	(84,843,952)	(167,816,940)	(10,237,221)	(2,582,691)
(4,080,692)	(6,108,297)	(15,538,188)	(19,506,232)	(4,975,364)	(255,435)

829,519	21,349	4,829,395	(1,671,737)	556,103	756,818

See accompanying notes to the financial statements.

111

PROFUNDS

Statements of Changes in Net Assets, continued

	UltraOTC ProFund		UltraJapan ProFund

	For the year ended December 31, 2003	For the year ended December 31, 2002	For the year ended December 31, 2003	For the year ended December 31, 2002
From Investment Activities:
Operations:
Net investment income (loss)	$(4,007,316)	$(3,813,142)	$(456,533)	$(173,209)
Net realized gains (losses) on investments	86,510,482	(274,465,589)	(1,378,130)	(10,971,662)
Change in net unrealized appreciation/depreciation on investments	114,511,358	(36,882,849)	4,667,062	(899,910)

Change in net assets resulting from operations	197,014,524	(315,161,580)	2,832,399	(12,044,781)

Distributions to Shareholders From:
Net investment income
Investor Class	—	—	—	—

Change in net assets resulting from distributions	—	—	—	—

Capital Transactions:
Proceeds from shares issued
Investor Class	2,200,694,315	2,557,187,004	319,663,698	94,988,738
Service Class	104,829,621	334,765,816	54,884,991	52,518,237
Dividends reinvested
Investor Class	—	—	—	—
Cost of shares redeemed
Investor Class	(2,123,454,403)	(2,440,544,884)	(283,311,396)	(88,242,657)
Service Class	(100,964,225)	(320,837,154)	(53,876,947)	(47,114,034)

Change in net assets resulting from capital transactions	81,105,308	130,570,782	37,360,346	12,150,284

Change in net assets	278,119,832	(184,590,798)	40,192,745	105,503
Net Assets:
Beginning of period	201,685,704	386,276,502	2,942,438	2,836,935

End of period	$479,805,536	$201,685,704	$43,135,183	$2,942,438

Accumulated net investment income (loss)	$—	$5,664	$—	$—

Share Transactions:
Issued
Investor Class	142,721,540	167,806,321	11,937,571	2,826,814
Service Class	7,002,572	16,701,265	2,083,276	1,408,318
Reinvested
Investor Class	—	—	—	—
Redeemed
Investor Class	(139,554,059)	(160,417,535)	(10,705,927)	(2,770,671)
Service Class	(6,868,427)	(16,319,824)	(2,059,409)	(1,405,417)

Change in shares	3,301,626	7,770,227	1,255,511	59,044

(a)	Commencement of operations

See accompanying notes to the financial statements.

112

Bear ProFund		Short Small-Cap ProFund		Short OTC ProFund

For the year ended December 31, 2003	For the year ended December 31, 2002	For the year ended December 31, 2003	For the period May 1, 2002(a) through December 31, 2002	For the year ended December 31, 2003	For the period May 1, 2002(a) through December 31, 2002

$(470,478)	$(332,341)	$(411,940)	$(44,195)	$(225,685)	$(40,117)
(19,531,983)	2,161,570	(28,323,293)	17,110,563	(12,654,103)	(1,532,781)

(81,035)	(245,056)	(810,575)	592,285	(598,344)	250,897

(20,083,496)	1,584,173	(29,545,808)	17,658,653	(13,478,132)	(1,322,001)

—	—	—	—	—	(37,000)

—	—	—	—	—	(37,000)

539,049,776	651,298,043	1,057,795,891	1,929,033,352	405,372,959	152,616,578
469,898,853	723,268,008	987,691,934	311,504,812	297,299,552	52,788,667

—	—	—	—	—	35,412

(571,548,407)	(588,025,215)	(1,114,692,650)	(1,836,136,531)	(395,380,757)	(141,948,923)
(467,535,091)	(721,396,342)	(975,273,712)	(307,699,448)	(292,281,197)	(49,001,709)

(30,134,869)	65,144,494	(44,478,537)	96,702,185	15,010,557	14,490,025

(50,218,365)	66,728,667	(74,024,345)	114,360,838	1,532,425	13,131,024

77,982,511	11,253,844	114,360,838	—	13,131,024	—

$27,764,146	$77,982,511	$40,336,493	$114,360,838	$14,663,449	$13,131,024

$1	$8,245	$(70,319)	$(76,800)	$525	$(656)

12,732,604	15,254,026	35,262,926	53,280,581	14,363,988	4,414,346
11,862,973	17,805,584	30,587,248	8,442,870	9,743,320	1,513,617

—	—	—	—	—	1,066

(13,656,762)	(13,879,716)	(36,893,107)	(50,312,648)	(14,061,563)	(4,123,712)
(11,848,094)	(17,755,430)	(30,362,061)	(8,344,971)	(9,739,695)	(1,415,008)

(909,279)	1,424,464	(1,404,994)	3,065,832	306,050	390,309

See accompanying notes to the financial statements.

113

PROFUNDS

Statements of Changes in Net Assets, continued

	UltraBear ProFund		UltraShort OTC ProFund

	For the year ended December 31, 2003	For the year ended December 31, 2002	For the year ended December 31, 2003	For the year ended December 31, 2002
From Investment Activities:
Operations:
Net investment income (loss)	$(1,230,232)	$(696,579)	$(870,192)	$(318,006)
Net realized gains (losses) on investments	(77,450,251)	22,377,099	(132,948,084)	56,990,504
Change in net unrealized appreciation/depreciation on investments	(7,413,705)	4,192,483	(7,443,344)	(307,874)

Change in net assets resulting from operations	(86,094,188)	25,873,003	(141,261,620)	56,364,624

Distributions to Shareholders From:
Net investment income
Investor Class	—	(1,082)	(19,374)	(3,594,388)
Service Class	—	—	—	(78,612)
Net realized gains on investments
Investor Class	—	—	—	—
Service Class	—	—	—	—

Change in net assets resulting from distributions	—	(1,082)	(19,374)	(3,673,000)

Capital Transactions:
Proceeds from shares issued
Investor Class	1,444,437,376	2,717,221,149	2,113,269,568	2,650,461,546
Service Class	146,943,127	401,090,841	89,015,586	147,119,604
Dividends reinvested
Investor Class	—	976	17,920	3,241,828
Service Class	—	—	—	68,628
Cost of shares redeemed
Investor Class	(1,390,971,157)	(2,682,835,950)	(1,971,939,886)	(2,689,297,293)
Service Class	(143,001,702)	(397,622,010)	(76,408,941)	(144,690,861)

Change in net assets resulting from capital transactions	57,407,644	37,855,006	153,954,247	(33,096,548)

Change in net assets	(28,686,544)	63,726,927	12,673,253	19,595,076
Net Assets:
Beginning of period	129,453,895	65,726,968	115,727,650	96,132,574

End of period	$100,767,351	$129,453,895	$128,400,903	$115,727,650

Accumulated net investment income (loss)	$1	$4,510	$1	$10,771

Share Transactions:
Issued
Investor Class	41,588,701	69,468,271	64,671,516	46,542,675
Service Class	4,375,950	9,658,154	2,647,806	2,445,896
Reinvested
Investor Class	—	23	844	59,222
Service Class	—	—	—	1,186
Redeemed
Investor Class	(40,453,155)	(68,622,005)	(60,957,633)	(47,000,153)
Service Class	(4,316,010)	(9,575,734)	(2,299,349)	(2,447,701)

Change in shares	1,195,486	928,709	4,063,184	(398,875)

See accompanying notes to the financial statements.

114

Banks UltraSector ProFund		Basic Materials UltraSector ProFund		Biotechnology UltraSector ProFund

For the year ended December 31, 2003	For the year ended December 31, 2002	For the year ended December 31, 2003	For the year ended December 31, 2002	For the year ended December 31, 2003	For the year ended December 31, 2002

$4,418	$14,034	$12,333	$(533)	$(220,952)	$(101,418)
152,070	(7,401)	901,013	(3,630,419)	1,288,611	(5,027,679)

200,227	1,330	2,265,059	52,936	1,986,958	(747,969)

356,715	7,963	3,178,405	(3,578,016)	3,054,617	(5,877,066)

(4,875)	(25,000)	(22,315)	—	—	—
(203)	—	—	—	—	—

(203,665)	—	—	—	—	—
(4,106)	—	—	—	—	—

(212,849)	(25,000)	(22,315)	—	—	—

23,625,793	83,068,918	144,840,707	240,822,607	175,232,914	172,551,693
13,320,092	21,017,381	29,354,971	54,098,474	139,659,823	7,637,585

205,277	23,799	21,034	—	—	—
3,765	—	—	—	—	—

(23,143,538)	(85,049,273)	(112,533,129)	(239,468,709)	(172,576,545)	(179,118,981)
(12,365,801)	(21,532,847)	(21,417,952)	(53,586,856)	(139,251,131)	(7,822,535)

1,645,588	(2,472,022)	40,265,631	1,865,516	3,065,061	(6,752,238)

1,789,454	(2,489,059)	43,421,721	(1,712,500)	6,119,678	(12,629,304)

723,857	3,212,916	773,539	2,486,039	3,539,548	16,168,852

$2,513,311	$723,857	$44,195,260	$773,539	$9,659,226	$3,539,548

$(1,503)	$(889)	$(1,682)	$8,300	$(37,000)	$(27,344)

835,349	2,808,438	5,537,728	8,311,084	5,003,192	5,997,286
506,799	854,672	1,264,826	2,188,866	4,225,816	229,608

8,299	979	626	—	—	—
147	—	—	—	—	—

(829,754)	(2,892,459)	(4,488,307)	(8,363,736)	(4,925,042)	(6,151,162)
(477,242)	(853,973)	(1,017,540)	(2,188,874)	(4,204,108)	(236,363)

43,598	(82,343)	1,297,333	(52,660)	99,858	(160,631)

See accompanying notes to the financial statements.

115

PROFUNDS

Statement of Changes in Net Assets, continued

	Energy UltraSector ProFund		Financial UltraSector ProFund

	For the year ended December 31, 2003	For the year ended December 31, 2002	For the year ended December 31, 2003	For the year ended December 31, 2002
From Investment Activities:
Operations:
Net investment income (loss)	$(16,799)	$(19,253)	$(5,676)	$(1,097)
Net realized gains (losses) on investments	1,491,287	(1,654,510)	361,855	(994,247)
Change in net unrealized appreciation/depreciation on investments	2,961,172	(296,075)	712,824	(345,631)

Change in net assets resulting from operations	4,435,660	(1,969,838)	1,069,003	(1,340,975)

Distributions to Shareholders From:
Net investment income
Investor Class	—	—	—	(1,499)

Change in net assets resulting from distributions	—	—	—	(1,499)

Capital Transactions:
Proceeds from shares issued
Investor Class	197,273,116	130,629,331	96,288,746	120,417,998
Service Class	29,499,842	11,291,320	44,356,796	9,466,781
Dividends reinvested
Investor Class	—	—	—	1,463
Cost of shares redeemed
Investor Class	(166,778,450)	(130,775,105)	(95,996,552)	(123,546,675)
Service Class	(26,314,116)	(11,160,973)	(42,443,129)	(9,481,297)

Change in net assets resulting from capital transactions	33,680,392	(15,427)	2,205,861	(3,141,730)

Change in net assets	38,116,052	(1,985,265)	3,274,864	(4,484,204)
Net Assets:
Beginning of period	3,592,699	5,577,964	2,493,442	6,977,646

End of period	$41,708,751	$3,592,699	$5,768,306	$2,493,442

Accumulated net investment income (loss)	$(8,303)	$7,032	$(11,598)	$(12,466)

Share Transactions:
Issued
Investor Class	15,035,162	9,420,881	5,228,679	6,420,455
Service Class	2,525,643	739,889	2,810,012	502,866
Reinvested
Investor Class	—	—	—	93
Redeemed
Investor Class	(12,906,337)	(9,468,392)	(5,235,765)	(6,586,669)
Service Class	(2,286,933)	(738,501)	(2,703,220)	(510,026)

Change in shares	2,367,535	(46,123)	99,706	(173,281)

See accompanying notes to the financial statements.

116

Healthcare UltraSector ProFund		Internet UltraSector ProFund		Pharmaceuticals UltraSector ProFund

For the year ended December 31, 2003	For the year ended December 31, 2002	For the year ended December 31, 2003	For the year ended December 31, 2002	For the year ended December 31, 2003	For the year ended December 31, 2002

$(22,041)	$(20,772)	$(423,400)	$(117,288)	$(33,489)	$(7,151)
(229,408)	(4,641,514)	367,109	(5,250,737)	(1,659,946)	(1,591,751)

288,191	(219,611)	7,880,660	(207,205)	519,706	383,241

36,742	(4,881,897)	7,824,369	(5,575,230)	(1,173,729)	(1,215,661)

—	—	—	—	—	—

—	—	—	—	—	—

41,825,555	91,675,368	312,277,897	165,440,323	91,091,630	105,655,695
19,709,660	4,234,990	30,630,559	16,092,098	109,683,875	8,380,407

—	—	—	—	—	—

(38,842,402)	(95,374,466)	(291,981,610)	(161,689,980)	(85,002,482)	(117,476,468)
(19,403,346)	(4,488,246)	(29,966,787)	(15,708,961)	(108,040,479)	(8,510,598)

3,289,467	(3,952,354)	20,960,059	4,133,480	7,732,544	(11,950,964)

3,326,209	(8,834,251)	28,784,428	(1,441,750)	6,558,815	(13,166,625)

2,217,524	11,051,775	6,122,068	7,563,818	2,562,771	15,729,396

$5,543,733	$2,217,524	$34,906,496	$6,122,068	$9,121,586	$2,562,771

$(2,354)	$(1,235)	$(112,654)	$(97,897)	$3,979	$7,262

3,399,107	7,244,926	6,350,845	5,990,682	8,259,563	8,828,241
1,791,559	330,968	809,931	551,692	10,154,598	668,189

—	—	—	—	—	—

(3,221,425)	(7,670,581)	(6,043,202)	(5,892,890)	(7,767,766)	(9,535,288)
(1,769,718)	(348,938)	(775,750)	(538,418)	(10,096,437)	(674,232)

199,523	(443,625)	341,824	111,066	549,958	(713,090)

See accompanying notes to the financial statements.

117

PROFUNDS

Statements of Changes in Net Assets, continued

	Precious Metals UltraSector ProFund		Real Estate UltraSector ProFund

	For the year ended December 31, 2003	For the period June 3, 2002(a) through December 31, 2002	For the year ended December 31, 2003	For the year ended December 31, 2002
From Investment Activities:
Operations:
Net investment income (loss)	$(252,233)	$(25,805)	$325,395	$229,344
Net realized gains (losses) on investments	17,885,395	(888,285)	1,892,609	(2,641,974)
Change in net unrealized appreciation/depreciation on investments	(662,812)	(456,406)	1,728,593	(318,746)

Change in net assets resulting from operations	16,970,350	(1,370,496)	3,946,597	(2,731,376)

Distributions to Shareholders From:
Net investment income
Investor Class	—	—	(481,034)	(369,234)
Service Class	—	—	(288,969)	(113,146)
Return of capital
Investor Class	—	—	—	(63,271)
Service Class	—	—	—	(23,221)

Change in net assets resulting from distributions	—	—	(770,003)	(568,872)

Capital Transactions:
Proceeds from shares issued
Investor Class	512,149,094	102,838,703	291,780,898	434,943,480
Service Class	67,465,303	27,553,351	150,067,851	51,459,174
Dividends reinvested
Investor Class	—	—	348,038	408,315
Service Class	—	—	287,161	134,640
Cost of shares redeemed
Investor Class	(496,866,934)	(81,160,426)	(284,691,549)	(432,933,684)
Service Class	(64,453,005)	(23,385,064)	(143,287,490)	(51,169,315)

Change in net assets resulting from capital transactions	18,294,458	25,846,564	14,504,909	2,842,610

Change in net assets	35,264,808	24,476,068	17,681,503	(457,638)
Net Assets:
Beginning of period	24,476,068	—	6,674,916	7,132,554

End of period	$59,740,876	$24,476,068	$24,356,419	$6,674,916

Accumulated net investment income (loss)	$66,615	$(39,612)	$(331,725)	$(188,110)

Share Transactions:
Issued
Investor Class	20,430,748	5,004,496	14,175,574	19,761,809
Service Class	3,012,247	1,215,614	7,267,375	2,347,844
Reinvested
Investor Class	—	—	15,358	17,766
Service Class	—	—	12,921	5,680
Redeemed
Investor Class	(19,928,163)	(4,008,362)	(13,936,808)	(19,710,465)
Service Class	(2,934,489)	(1,136,632)	(6,962,900)	(2,386,003)

Change in shares	580,343	1,075,116	571,520	36,631

(a)	Commencement of operations

See accompanying notes to the financial statements.

118

Semiconductor UltraSector ProFund		Technology UltraSector ProFund		Telecommunications UltraSector ProFund
For the year ended December 31, 2003	For the year ended December 31, 2002	For the year ended December 31, 2003	For the year ended December 31, 2002	For the year ended December 31, 2003	For the year ended December 31, 2002

$(351,696)	$(96,991)	$(93,881)	$(68,015)	$51,195	$(18,162)
899,939	(7,347,591)	764,555	(4,473,471)	(1,136,619)	(632,519)

8,021,565	(970,887)	1,369,313	(606,449)	172,659	283,729

8,569,808	(8,415,469)	2,039,987	(5,147,935)	(912,765)	(366,952)

—	—	—	—	(41,445)	—
—	—	—	—	(9,979)	—

—	—	—	—	—	—
—	—	—	—	—	—

—	—	—	—	(51,424)	—

304,831,762	156,427,730	75,385,649	69,228,279	61,325,830	94,288,380
148,427,873	13,173,937	32,499,589	1,952,916	9,166,228	9,004,106

—	—	—	—	40,683	—
—	—	—	—	3,226	—

(272,490,247)	(151,706,656)	(73,672,899)	(70,091,104)	(61,096,146)	(92,050,838)
(144,566,588)	(12,848,337)	(31,684,248)	(2,182,064)	(8,032,637)	(8,718,707)

36,202,800	5,046,674	2,528,091	(1,091,973)	1,407,184	2,522,941

44,772,608	(3,368,795)	4,568,078	(6,239,908)	442,995	2,155,989

4,061,153	7,429,948	2,807,275	9,047,183	5,777,754	3,621,765

$48,833,761	$4,061,153	$7,375,353	$2,807,275	$6,220,749	$5,777,754

$(122,127)	$(25,513)	$(25,871)	$(15,870)	$(31,010)	$(30,781)

14,833,106	7,645,164	3,567,670	3,477,149	3,808,780	5,391,512
8,285,504	563,364	1,724,673	79,120	659,239	471,840

—	—	—	—	2,438	—
—	—	—	—	199	—

(13,617,911)	(7,497,562)	(3,490,474)	(3,539,152)	(3,849,813)	(5,166,025)
(8,142,441)	(552,589)	(1,707,749)	(84,536)	(591,156)	(455,989)

1,358,258	158,377	94,120	(67,419)	29,687	241,338

See accompanying notes to the financial statements.

119

PROFUNDS

Statements of Changes in Net Assets, continued

	Utilities UltraSector ProFund		Wireless Communications UltraSector ProFund

	For the year ended December 31, 2003	For the year ended December 31, 2002	For the year ended December 31, 2003	For the year ended December 31, 2002
From Investment Activities:
Operations:
Net investment income (loss)	$59,006	$69,671	$(78,310)	$(31,110)
Net realized gains (losses) on investments	1,197,497	(1,708,833)	(3,247,742)	(5,326,931)
Change in net unrealized appreciation/depreciation on investments	529,012	336,142	1,588,699	225,660

Change in net assets resulting from operations	1,785,515	(1,303,020)	(1,737,353)	(5,132,381)

Distributions to Shareholders From:
Net investment income
Investor Class	(59,905)	(89,050)	—	—
Service Class	—	(45,950)	—	—
Net realized gains on investments
Investor Class	—	—	—	—
Service Class	—	—	—	—
Return of capital
Investor Class	—	—	—	—
Service Class	—	—	—	—

Change in net assets resulting from distributions	(59,905)	(135,000)	—	—

Capital Transactions:
Proceeds from shares issued
Investor Class	161,385,010	145,141,067	64,420,154	116,171,489
Service Class	50,535,135	14,408,371	104,628,987	7,287,374
Dividends reinvested
Investor Class	58,121	84,984	—	—
Service Class	—	45,572	—	—
Cost of shares redeemed
Investor Class	(155,505,784)	(142,941,052)	(59,449,560)	(109,734,607)
Service Class	(52,700,123)	(11,600,024)	(101,823,723)	(6,765,239)

Change in net assets resulting from capital transactions	3,772,359	5,138,918	7,775,858	6,959,017

Change in net assets	5,497,969	3,700,898	6,038,505	1,826,636
Net Assets:
Beginning of period	9,380,692	5,679,794	3,697,460	1,870,824

End of period	$14,878,661	$9,380,692	$9,735,965	$3,697,460

Accumulated net investment income (loss)	$(7,005)	$(6,106)	$(39,517)	$(39,337)

Share Transactions:
Issued
Investor Class	14,851,317	11,385,210	7,830,917	14,257,486
Service Class	5,120,871	1,264,692	14,173,865	880,360
Reinvested
Investor Class	4,516	8,645	—	—
Service Class	—	4,703	—	—
Redeemed
Investor Class	(14,498,049)	(11,090,708)	(7,511,339)	(13,783,518)
Service Class	(5,264,770)	(980,638)	(14,158,534)	(844,273)

Change in shares	213,885	591,904	334,909	510,055

(a)	Commencement of operations

See accompanying notes to the financial statements.

120

U.S. Government Plus ProFund		Rising Rates Opportunity ProFund		Money Market ProFund

For the year ended December 31, 2003	For the period May 1, 2002(a) through December 31, 2002	For the year ended December 31, 2003	For the period May 1, 2002(a) through December 31, 2002	For the year ended December 31, 2003	For the year ended December 31, 2002

$28,041	$(2,487)	$(942,562)	$(53,607)	$1,292,786	$3,790,209
(2,368,617)	807,658	(2,368,350)	(2,505,864)	17,164	6,686

(86,097)	146,650	1,618,121	(5,866)	—	—

(2,426,673)	951,821	(1,692,791)	(2,565,337)	1,309,950	3,796,895

(41,762)	(76,657)	—	—	(1,221,740)	(3,751,131)
(22,248)	(49,216)	—	—	(71,219)	(82,535)

—	(144,259)	—	—	—	—
—	(127,099)	—	—	—	—

(278,459)	—	—	—	—	—
(148,337)	—	—	—	—	—

(490,806)	(397,231)	—	—	(1,292,959)	(3,833,666)

424,943,584	87,901,654	753,466,439	89,050,652	8,272,605,274	6,250,388,219
168,661,470	45,269,679	238,445,953	30,686,602	2,923,698,268	1,161,295,336

314,252	197,655	—	—	1,194,360	1,674,004
163,731	161,139	—	—	68,080	12,758

(425,750,583)	(79,314,226)	(519,265,815)	(77,430,374)	(8,322,088,910)	(6,103,369,055)
(175,481,117)	(36,664,625)	(221,151,581)	(28,565,291)	(2,992,097,462)	(1,087,828,209)

(7,148,663)	17,551,276	251,494,996	13,741,589	(116,620,390)	222,173,053

(10,066,142)	18,105,866	249,802,205	11,176,252	(116,603,399)	222,136,282

18,105,866	—	11,176,252	—	620,856,890	398,720,608

$8,039,724	$18,105,866	$260,978,457	$11,176,252	$504,253,491	$620,856,890

$(5,117)	$(3,125)	$(428,390)	$(180,995)	$23,525	$6,534

13,154,499	2,697,032	31,147,830	3,345,326	8,272,605,301	6,250,388,233
5,141,621	1,370,705	9,882,682	1,194,334	2,923,698,268	1,161,295,336

9,732	5,908	—	—	1,194,361	1,674,004
5,048	4,788	—	—	68,080	12,758

(13,216,852)	(2,439,330)	(21,352,511)	(2,969,903)	(8,322,088,910)	(6,103,369,056)
(5,374,016)	(1,102,526)	(9,088,572)	(1,114,478)	(2,992,097,462)	(1,087,828,209)

(279,968)	536,577	10,589,429	455,279	(116,620,362)	222,173,066

See accompanying notes to the financial statements.

121

PROFUNDS

Financial Highlights

Selected data for a share of beneficial interest outstanding throughout the periods indicated.

		Investment Activities				Distributions to Shareholders From						Ratios to Average Net Assets			Supplemental Data
Investor Class	Net Asset Value, Beginning of Period	Net Investment Income (Loss)		Net Realized and Unrealized Gains (Losses) on Investments	Total from Investment Activities	Net Investment Income	Net Realized Gains on Investments	Total Distributions	Net Asset Value, End of Period	Total Return		Gross Expenses(a)	Net Expenses(a)	Net Investment Income (Loss)(a)	Net Assets, End of Period (000’s)	Portfolio Turnover Rate(b)
Bull ProFund(c)
Year Ended December 31, 2003	$39.97	(0.01	)(d)	10.47	10.46	—	—	—	$50.43	26.17%		1.72%	1.71%	(0.03)%	$123,319	490%
Year Ended December 31, 2002	$53.44	(0.04	)(d)	(13.43)	(13.47)	—	—	—	$39.97	(25.21)		1.85	1.85	(0.08)	116,616	1,676
Year Ended December 31, 2001	$63.09	(0.04	)(d)	(9.61)	(9.65)	—	—	—	$53.44	(15.30)		2.03	1.89	(0.08)	9,848	3,058
Year Ended December 31, 2000	$73.20	0.57	(d)	(9.70)	(9.13)	—	(0.98)	(0.98)	$63.09	(12.48)		1.54	1.54	0.81	19,979	3,603
Year Ended December 31, 1999	$62.48	0.34		10.41	10.75	(0.02)	(0.01)	(0.03)	$73.20	17.18		1.53	1.40	1.96	116,208	1,288
Mid-Cap ProFund
Year Ended December 31, 2003	$24.70	(0.16	)(d)	8.33	8.17	—	—	—	$32.87	33.08%		1.70%	1.69%	(0.53)%	$99,766	253%
Year Ended December 31, 2002	$30.50	(0.20	)(d)	(5.60)	(5.80)	—	—	—	$24.70	(19.02)		2.08	1.95	(0.72)	16,284	3,727
September 4, 2001 through December 31, 2001(e)	$30.00	(0.05	)(d)	0.68	0.63	—	(0.13)	(0.13)	$30.50	2.12	(f)	7.49	1.95	(0.53)	2,904	1,907 (f)
Small-Cap ProFund
Year Ended December 31, 2003	$23.81	(0.13	)(d)	10.24	10.11	—	(1.20)	(1.20)	$32.72	42.41%		1.62%	1.62%	(0.42)%	$165,048	254%
Year Ended December 31, 2002	$30.98	(0.17	)(d)	(7.00)	(7.17)	—	—	—	$23.81	(23.14)		1.98	1.95	(0.65)	40,591	865
September 4, 2001 through December 31, 2001(e)	$30.00	(0.02	)(d)	1.01	0.99	—	(0.01)	(0.01)	$30.98	3.32	(f)	1.95	1.95	(0.19)	28,222	95 (f)
OTC ProFund(g)
Year Ended December 31, 2003	$40.01	(0.62	)(d)	19.50	18.88	—	(1.88)	(1.88)	$57.01	47.17%		1.59%	1.59%	(1.30)%	$90,699	868%
Year Ended December 31, 2002	$65.13	(0.67	)(d)	(24.45)	(25.12)	—	—	—	$40.01	(38.57)		1.75	1.75	(1.56)	83,980	620
Year Ended December 31, 2001	$94.85	(1.06	)(d)	(28.66)	(29.72)	—	—	—	$65.13	(31.33)		2.40	1.91	(1.48)	5,524	5,388
August 7, 2000 through December 31, 2000(e)	$150.00	(2.40	)(d)	(52.75)	(55.15)	—	—	—	$94.85	(36.77	)(f)	1.60	1.60	(4.83)	2,781	632 (f)
Large-Cap Value ProFund
Year Ended December 31, 2003	$30.82	0.09	(d)	8.27	8.36	(0.06)	—	(0.06)	$39.12	27.11%		1.98%	1.86%	0.27%	$28,709	1,359%
October 1, 2002 through December 31, 2002(e)	$30.00	0.07	(d)	1.09 (h)	1.16	(0.04)	(0.30)	(0.34)	$30.82	3.88	(f)	1.53	1.53	0.83	51,255	396 (f)

(a)	Annualized for periods less than one year.
(b)	Portfolio turnover rate is calculated on the basis of the fund as a whole without distinguishing between the classes of shares issued and without regard to instruments (including options, swap agreements and futures contracts) having a maturity of less than one year.
(c)	Adjusted for 1:5 reverse stock split that occurred on January 15, 1999.
(d)	Per share net investment income (loss) has been calculated using the daily average shares method.
(e)	Period from commencement of operations.
(f)	Not annualized for periods less than one year.
(g)	Adjusted for 1:5 reverse stock split that occurred on October 21, 2001.
(h)	The amount shown for a share outstanding throughout the period does not accord with the change in aggregate gains and losses in the portfolio of securities during the period because of the timing of sales and purchases of fund shares in relation to fluctuating market values during the period.

See accompanying notes to the financial statements.

122

PROFUNDS

Financial Highlights

Selected data for a share of beneficial interest outstanding throughout the periods indicated.

		Investment Activities					Distributions to Shareholders From							Ratios to Average Net Assets			Supplemental Data
Investor Class	Net Asset Value, Beginning of Period	Net Investment Income (Loss)		Net Realized and Unrealized Gains (Losses) on Investments		Total from Investment Activities	Net Investment Income		Net Realized Gains on Investments	Total Distributions	Net Asset Value, End of Period	Total Return		Gross Expenses(a)	Net Expenses(a)	Net Investment Income (Loss)(a)	Net Assets, End of Period (000’s)	Portfolio Turnover Rate(b)
Large-Cap Growth ProFund
Year Ended December 31, 2003	$30.48	(0.16	)(c)	7.03		6.87	—		(0.97)	(0.97)	$36.38	22.54%		1.80%	1.80%	(0.50)%	$3,674	438%
October 1, 2002 through December 31, 2002(d)	$30.00	0.01	(c)	0.48	(e)	0.49	—		(0.01)	(0.01)	$30.48	1.62	(f)	1.52	1.52	0.18	28,630	180	(f)
Mid-Cap Value ProFund
Year Ended December 31, 2003	$24.78	0.02	(c)	8.59		8.61	—	(g)	—	— (g)	$33.39	34.76%		1.80%	1.80%	0.05%	$101,345	600%
Year Ended December 31, 2002	$28.81	(0.12	)(c)	(3.91)		(4.03)	—		—	—	$24.78	(13.99)		2.08	1.95	(0.42)	3,925	1,899
September 4, 2001 through December 31, 2001(d)	$30.00	(0.05	)(c)	(0.23)		(0.28)	—		(0.91)	(0.91)	$28.81	(0.88	)(f)	2.61	1.95	(0.51)	3,576	1,400	(f)
Mid-Cap Growth ProFund
Year Ended December 31, 2003	$23.87	(0.35	)(c)	6.73		6.38	—		—	—	$30.25	26.73%		2.12%	1.95%	(1.28)%	$5,462	2,235%
Year Ended December 31, 2002	$30.88	(0.37	)(c)	(6.64)		(7.01)	—		—	—	$23.87	(22.70)		2.88	1.95	(1.38)	1,324	3,616
September 4, 2001 through December 31, 2001(d)	$30.00	(0.15	)(c)	1.22		1.07	—		(0.19)	(0.19)	$30.88	3.56	(f)	1.95	1.95	(1.54)	6,086	1,062	(f)
Small-Cap Value ProFund
Year Ended December 31, 2003	$24.61	(0.17	)(c)	8.77		8.60	—		(0.05)	(0.05)	$33.16	34.95%		1.73%	1.73%	(0.59)%	$123,119	652%
Year Ended December 31, 2002	$30.17	(0.29	)(c)	(5.27)		(5.56)	—		—	—	$24.61	(18.43)		1.98	1.95	(0.96)	7,554	1,650
September 4, 2001 through December 31, 2001(d)	$30.00	(0.05	)(c)	0.39		0.34	—		(0.17)	(0.17)	$30.17	1.15	(f)	2.00	1.95	(0.52)	13,284	962	(f)
Small-Cap Growth ProFund
Year Ended December 31, 2003	$22.47	(0.29	)(c)	8.07		7.78	—		(0.05)	(0.05)	$30.20	34.64%		1.80%	1.80%	(1.16)%	$16,890	1,184%
Year Ended December 31, 2002	$30.80	(0.39	)(c)	(5.66	)(e)	(6.05)	—		(2.28)	(2.28)	$22.47	(19.64)		2.68	1.95	(1.50)	7,934	4,550
September 4, 2001 through December 31, 2001(d)	$30.00	(0.15	)(c)	1.30		1.15	—		(0.35)	(0.35)	$30.80	3.87	(f)	2.94	1.92	(1.57)	9,605	1,020	(f)

(a)	Annualized for periods less than one year.
(b)	Portfolio turnover rate is calculated on the basis of the fund as a whole without distinguishing between the classes of shares issued and without regard to instruments (including options, swap agreements and futures contracts) having a maturity of less than one year.
(c)	Per share net investment income (loss) has been calculated using the daily average shares method.
(d)	Period from commencement of operations.
(e)	The amount shown for a share outstanding throughout the period does not accord with the change in aggregate gains and losses in the portfolio of securities during the period because of the timing of sales and purchases of fund shares in relation to fluctuating market values during the period.
(f)	Not annualized for periods less than one year.
(g)	Amount is less than $0.005.

See accompanying notes to the financial statements.

123

PROFUNDS

Financial Highlights

Selected data for a share of beneficial interest outstanding throughout the periods indicated.

		Investment Activities				Distributions to Shareholders From						Ratios to Average Net Assets			Supplemental Data
Investor Class	Net Asset Value, Beginning of Period	Net Investment Income (Loss)		Net Realized and Unrealized Gains (Losses) on Investments	Total from Investment Activities	Net Investment Income	Net Realized Gains on Investments	Total Distributions	Net Asset Value, End of Period	Total Return		Gross Expenses(a)	Net Expenses(a)	Net Investment Income (Loss)(a)	Net Assets, End of Period (000’s)	Portfolio Turnover Rate(b)
Europe 30 ProFund
Year Ended December 31, 2003	$9.43	0.06	(c)	3.51	3.57	(0.03)	—	(0.03)	$12.97	37.81%		1.79%	1.78%	0.52%	$23,377	1,593%
Year Ended December 31, 2002	$12.62	0.10	(c)	(3.29)	(3.19)	—	—	—	$9.43	(25.28)		2.34	1.95	0.93	8,184	2,892
Year Ended December 31, 2001	$22.65	—	(c)(d)	(10.03)	(10.03)	—	—	—	$12.62	(44.28)		4.17	2.75	0.02	5,923	11,239
Year Ended December 31, 2000	$40.99	(0.07	)(c)	(13.77)	(13.84)	(0.02)	(4.48)	(4.50)	$22.65	(33.55)		4.07	2.53	(0.20)	2,262	2,381
March 15, 1999 through December 31, 1999(e)	$30.00	0.19		10.80	10.99	—	—	—	$40.99	36.63	(f)	2.53	1.53	1.79	5,560	514 (f)
UltraBull ProFund(g)
Year Ended December 31, 2003	$30.64	(0.07	)(c)	16.95	16.88	—	—	—	$47.52	55.09%		1.70%	1.70%	(0.18)%	$123,782	723%
Year Ended December 31, 2002	$57.22	(0.19	)(c)	(26.39)	(26.58)	—	—	—	$30.64	(46.45)		1.95	1.95	(0.47)	65,467	1,770
Year Ended December 31, 2001	$84.30	(0.28	)(c)	(26.80)	(27.08)	—	—	—	$57.22	(32.12)		1.93	1.93	(0.43)	60,956	1,377
Year Ended December 31, 2000	$118.35	0.50	(c)	(34.00)	(33.50)	(0.20)	(0.35)	(0.55)	$84.30	(28.33)		1.44	1.44	0.49	80,340	1,111
Year Ended December 31, 1999	$91.80	1.75		25.40	27.15	(0.15)	(0.45)	(0.60)	$118.35	29.56		1.36	1.34	1.99	155,987	764
UltraMid-Cap ProFund
Year Ended December 31, 2003	$16.95	(0.16	)(c)	11.88	11.72	—	—	—	$28.67	69.14%		1.87%	1.86%	(0.75)%	$55,368	684%
Year Ended December 31, 2002	$27.42	(0.18	)(c)	(10.29)	(10.47)	—	—	—	$16.95	(38.18)		2.08	1.95	(0.78)	15,358	2,174
Year Ended December 31, 2001	$33.00	(0.15	)(c)	(5.43)	(5.58)	—	—	—	$27.42	(16.91)		2.07	1.95	(0.52)	33,812	2,125
February 7, 2000 through December 31, 2000(e)	$30.00	0.14	(c)	2.86	3.00	—	—	—	$33.00	10.00	(f)	1.75	1.60	0.46	34,622	2,468 (f)
UltraSmall-Cap ProFund
Year Ended December 31, 2003	$9.62	(0.07	)(c)	9.74	9.67	—	—	—	$19.29	100.52%		1.76%	1.76%	(0.49)%	$133,404	387%
Year Ended December 31, 2002	$17.27	(0.07	)(c)	(7.58)	(7.65)	—	—	—	$9.62	(44.30)		1.95	1.95	(0.54)	26,286	2,196
Year Ended December 31, 2001	$20.77	(0.01	)(c)	(3.49)	(3.50)	—	—	—	$17.27	(16.85)		2.15	1.95	(0.05)	73,105	3,221
February 7, 2000 through December 31, 2000(e)	$30.00	0.09	(c)	(9.32)	(9.23)	—	—	—	$20.77	(30.77	)(f)	1.89	1.54	0.39	20,847	3,345 (f)
UltraDow 30 ProFund
Year Ended December 31, 2003	$20.73	(0.02	)(c)	10.60	10.58	—	(0.02)	(0.02)	$31.29	51.02%		1.88%	1.88%	(0.08)%	$31,023	1,798%
June 3, 2002 through December 31, 2002(e)	$30.00	0.05	(c)	(9.28)	(9.23)	(0.04)	—	(0.04)	$20.73	(30.76	)(f)	2.47	1.95	0.37	3,963	844 (f)

(a)	Annualized for periods less than one year.
(b)	Portfolio turnover rate is calculated on the basis of the fund as a whole without distinguishing between the classes of shares issued and is calculated without regard to instruments (including options, swap agreements and futures contracts) having a maturity of less than one year.
(c)	Per share net investment income (loss) has been calculated using the daily average shares method.
(d)	Amount is less than $0.005.
(e)	Period from commencement of operations.
(f)	Not annualized for periods less than one year.
(g)	Adjusted for 1:5 reverse stock split that occurred on January 15, 1999. Adjusted for 4:1 stock split that occurred on July 16, 1999. Adjusted for 1:5 reverse stock split that occurred on October 12, 2001.

See accompanying notes to the financial statements.

124

PROFUNDS

Financial Highlights

Selected data for a share of beneficial interest outstanding throughout the periods indicated.

		Investment Activities				Distributions to Shareholders From						Ratios to Average Net Assets			Supplemental Data
Investor Class	Net Asset Value, Beginning of Period	Net Investment Income (Loss)		Net Realized and Unrealized Gains (Losses) on Investments	Total from Investment Activities	Net Investment Income	Net Realized Gains on Investments	Total Distributions	Net Asset Value, End of Period	Total Return		Gross Expenses(a)	Net Expenses(a)	Net Investment Income (Loss)(a)	Net Assets, End of Period (000’s)	Portfolio Turnover Rate(b)
UltraOTC ProFund(c)
Year Ended December 31, 2003	$10.79	(0.20	)(d)	11.25	11.05	—	—	—	$21.84	102.41%		1.56%	1.56%	(1.23)%	$449,308	231%
Year Ended December 31, 2002	$35.29	(0.25	)(d)	(24.25)	(24.50)	—	—	—	$10.79	(69.42)		1.78	1.78	(1.49)	187,841	522
Year Ended December 31, 2001	$114.10	(0.50	)(d)	(78.31)	(78.81)	—	—	—	$35.29	(69.07)		1.80	1.80	(1.06)	353,565	622
Year Ended December 31, 2000	$494.40	(0.85	)(d)	(361.75)	(362.60)	—	(17.70)	(17.70)	$114.10	(73.70)		1.33	1.33	(0.22)	421,434	801
Year Ended December 31, 1999	$149.10	(0.80)		348.40	347.60	— (e)	(2.30)	(2.30)	$494.40	233.25		1.33	1.31	(0.50)	1,216,220	670
UltraJapan ProFund(f)
Year Ended December 31, 2003	$20.93	(0.47	)(d)	10.45	9.98	—	—	—	$30.91	47.68%		1.95%	1.95%	(1.70)%	$42,203	—
Year Ended December 31, 2002	$34.77	(0.49	)(d)	(13.35)	(13.84)	—	—	—	$20.93	(39.80)		2.37	1.93	(1.48)	2,799	—
Year Ended December 31, 2001	$65.75	0.19	(d)	(31.16)	(30.97)	(0.01)	—	(0.01)	$34.77	(47.10)		2.46	1.95	0.39	2,697	1,299%
February 7, 2000 through December 31, 2000(g)	$150.00	2.90	(d)	(82.95)	(80.05)	(4.20)	—	(4.20)	$65.75	(53.44	)(h)	2.31	1.59	2.99	1,050	1,300	(h)
Bear ProFund(i)
Year Ended December 31, 2003	$45.26	(0.28	)(d)	(10.79)	(11.07)	—	—	—	$34.19	(24.46)%		1.73%	1.72%	(0.67)%	$23,150	—
Year Ended December 31, 2002	$37.43	(0.24	)(d)	8.07	7.83	—	—	—	$45.26	20.92		1.95	1.95	(0.56)	72,473	—
Year Ended December 31, 2001	$32.75	0.52	(d)	4.16	4.68	—	—	—	$37.43	14.29		1.96	1.88	1.41	8,498	1,299%
Year Ended December 31, 2000	$30.18	1.09	(d)	3.84	4.93	(2.36)	—	(2.36)	$32.75	16.41		2.19	1.84	3.43	8,889	1,299
Year Ended December 31, 1999	$39.88	1.10	(d)	(5.97)	(4.87)	(4.83)	—	(4.83)	$30.18	(12.32)		1.68	1.40	2.86	2,331	1,215
Short Small-Cap ProFund
Year Ended December 31, 2003	$37.31	(0.23	)(d)	(12.73)	(12.96)	—	—	—	$24.35	(34.74)%		1.77%	1.76%	(0.68)%	$32,575	—
May 1, 2002 through December 31, 2002(g)	$30.00	0.01	(d)	7.30	7.31	—	—	—	$37.31	24.37	(h)	1.49	1.49	0.02	110,733	—	(h)
Short OTC ProFund
Year Ended December 31, 2003	$33.69	(0.23	)(d)	(12.36)	(12.59)	—	—	—	$21.10	(37.37)%		1.88%	1.87%	(0.79)%	$12,538	—
May 1, 2002 through December 31, 2002(g)	$30.00	(0.10	)(d)	3.88 (j)	3.78	(0.09)	—	(0.09)	$33.69	12.60	(h)	2.00	1.82	(0.46)	9,826	—	(h)

(a)	Annualized for periods less than one year.
(b)	Portfolio turnover rate is calculated on the basis of the fund as a whole without distinguishing between the classes of shares issued and is calculated without regard to instruments (including options, swap agreements and futures contracts) having a maturity of less than one year.
(c)	Adjusted for 1:5 reverse stock split that occurred on January 15, 1999. Adjusted for 4:1 stock split that occurred on July 16, 1999. Adjusted for 1:5 reverse stock split that occurred on October 12, 2001.
(d)	Per share net investment income (loss) has been calculated using the daily average shares method.
(e)	Amount is less than $0.005.
(f)	Adjusted for 1:5 reverse stock split that occurred on October 12, 2001.
(g)	Period from commencement of operations.
(h)	Not annualized for periods less than one year.
(i)	Adjusted for 1:5 reverse stock split that occurred on January 15, 1999.
(j)	The amount shown for a share outstanding throughout the period does not accord with the change in aggregate gains and losses in the portfolio of securities during the period because of the timing of sales and purchases of fund shares in relation to fluctuating market values during the period.

See accompanying notes to the financial statements.

125

PROFUNDS

Financial Highlights

Selected data for a share of beneficial interest outstanding throughout the periods indicated.

		Investment Activities				Distributions to Shareholders From						Ratios to Average Net Assets			Supplemental Data
Investor Class	Net Asset Value, Beginning of Period	Net Investment Income (Loss)		Net Realized and Unrealized Gains (Losses) on Investments	Total from Investment Activities	Net Investment Income	Net Realized Gains on Investments	Total Distributions	Net Asset Value, End of Period	Total Return		Gross Expenses(a)	Net Expenses(a)	Net Investment Income (Loss)(a)	Net Assets, End of Period (000’s)	Portfolio Turnover Rate(b)
UltraBear ProFund(c)
Year Ended December 31, 2003	$41.64	(0.26	)(d)	(17.96)	(18.22)	—	—	—	$23.42	(43.76)%		1.65%	1.64%	(0.78)%	$93,826	—
Year Ended December 31, 2002	$30.15	(0.20	)(d)	11.69	11.49	— (e)	—	— (e)	$41.64	38.11		1.80	1.80	(0.52)	119,520	—
Year Ended December 31, 2001	$24.84	0.34	(d)	5.29	5.63	(0.32)	—	(0.32)	$30.15	22.65		1.79	1.79	1.12	61,019	1,299%
Year Ended December 31, 2000	$21.31	0.75	(d)	3.94	4.69	(1.16)	—	(1.16)	$24.84	22.15		1.56	1.56	3.38	30,196	1,300
Year Ended December 31, 1999	$31.88	0.84		(10.55)	(9.71)	(0.86)	—	(0.86)	$21.31	(30.54)		1.43	1.41	2.20	32,534	1,137
UltraShort OTC ProFund(f)
Year Ended December 31, 2003	$56.25	(0.18	)(d)	(35.15)	(35.33)	— (e)	—	— (e)	$20.92	(62.80)%		1.65%	1.65%	(0.57)%	$118,811	—
Year Ended December 31, 2002	$39.15	(0.11	)(d)	19.07	18.96	(1.86)	—	(1.86)	$56.25	48.56		1.84	1.84	(0.19)	110,437	—
Year Ended December 31, 2001	$45.64	0.94	(d)	(4.47)	(3.53)	(2.96)	—	(2.96)	$39.15	(7.36)		1.78	1.78	1.95	92,457	1,257%
Year Ended December 31, 2000	$45.98	0.89	(d)	0.86	1.75	(2.09)	—	(2.09)	$45.64	4.25		1.48	1.48	2.73	49,063	1,300
Year Ended December 31, 1999	$243.60	1.82		(197.61)	(195.79)	(1.83)	—	(1.83)	$45.98	(80.36)		1.45	1.44	2.18	38,255	1,185
Banks UltraSector ProFund
Year Ended December 31, 2003	$24.57	0.17	(d)	10.66	10.83	(0.12)	(1.37)	(1.49)	$33.91	46.23%		4.63%	1.95%	0.59%	$1,417	1,869%
Year Ended December 31, 2002	$28.75	0.13	(d)	(3.18)	(3.05)	(1.13)	—	(1.13)	$24.57	(10.56)		3.03	1.95	0.44	685	2,674
September 4, 2001 through December 31, 2001(g)	$30.00	0.11	(d)	(1.29)	(1.18)	(0.07)	—	(0.07)	$28.75	(3.92	)(h)	3.20	1.95	1.19	3,189	350 (h)
Basic Materials UltraSector ProFund
Year Ended December 31, 2003	$22.53	0.11	(d)	10.59	10.70	(0.02)	—	(0.02)	$33.21	47.49%		2.24%	1.95%	0.40%	$35,985	1,521%
Year Ended December 31, 2002	$28.58	0.07	(d)	(6.12)	(6.05)	—	—	—	$22.53	(21.17)		3.61	1.94	0.25	759	10,105
September 4, 2001 through December 31, 2001(g)	$30.00	0.13	(d)	(1.49)	(1.36)	(0.06)	—	(0.06)	$28.58	(4.54	)(h)	3.51	1.27	1.38	2,467	913 (h)
Biotechnology UltraSector ProFund(i)
Year Ended December 31, 2003	$24.58	(0.56	)(d)	15.73	15.17	—	—	—	$39.75	61.72%		1.93%	1.92%	(1.59)%	$8,175	2,288%
Year Ended December 31, 2002	$53.06	(0.44	)(d)	(28.04)	(28.48)	—	—	—	$24.58	(53.68)		2.65	1.95	(1.48)	3,134	2,527
Year Ended December 31, 2001	$83.20	(0.62	)(d)	(29.52)	(30.14)	—	—	—	$53.06	(36.23)		2.59	1.95	(1.10)	14,931	1,266
June 19, 2000 through December 31, 2000(g)	$100.00	(0.10	)(d)	(16.70)	(16.80)	—	—	—	$83.20	(16.80	)(h)	2.34	1.94	(0.20)	4,198	1,554 (h)

(a)	Annualized for periods less than one year.
(b)	Portfolio turnover rate is calculated on the basis of the fund as a whole without distinguishing between the classes of shares issued and calculated without regard to instruments (including options, swap agreements and futures contracts) having a maturity of less than one year.
(c)	Adjusted for 1:5 reverse stock split that occurred on January 15, 1999.
(d)	Per share net investment income (loss) has been calculated using the daily average shares method.
(e)	Amount is less than $0.005.
(f)	Adjusted for 1:5 reverse stock split that occurred on January 15, 1999. Adjusted for 1:15 reverse stock split that occurred on February 11, 2000.
(g)	Period from commencement of operations.
(h)	Not annualized for periods less than one year.
(i)	Adjusted for 1:5 reverse stock split that occurred on October 12, 2001.

See accompanying notes to the financial statements.

126

PROFUNDS

Financial Highlights

Selected data for a share of beneficial interest outstanding throughout the periods indicated.

		Investment Activities				Distributions to Shareholders From					Ratios to Average Net Assets			Supplemental Data
Investor Class	Net Asset Value, Beginning of Period	Net Investment Income (Loss)		Net Realized and Unrealized Gains (Losses) on Investments	Total from Investment Activities	Net Investment Income	Total Distributions	Net Asset Value, End of Period	Total Return		Gross Expenses(a)	Net Expenses(a)	Net Investment Income (Loss)(a)	Net Assets, End of Period (000’s)	Portfolio Turnover Rate(b)

Energy UltraSector ProFund
Year Ended December 31, 2003	$11.80	(0.02	)(c)	3.88	3.86	—	—	$15.66	32.71%		2.09%	1.94%	(0.12)%	$37,753	2,032%
Year Ended December 31, 2002	$15.90	(0.03	)(c)	(4.07)	(4.10)	—	—	$11.80	(25.79)		2.66	1.95	(0.21)	3,330	2,399
Year Ended December 31, 2001	$20.82	0.11	(c)	(5.03)	(4.92)	—	—	$15.90	(23.63)		2.75	1.95	0.59	5,243	1,610
June 19, 2000 through December 31, 2000(d)	$20.00	0.24	(c)	0.58	0.82	—	—	$20.82	4.10	(e)	2.83	1.59	2.24	7,640	2,784	(e)
Financial UltraSector ProFund
Year Ended December 31, 2003	$15.84	0.05	(c)	6.84	6.89	—	—	$22.73	43.50%		2.27%	1.95%	0.25%	$3,122	2,340%
Year Ended December 31, 2002	$21.10	0.03	(c)	(5.28)	(5.25)	(0.01)	(0.01)	$15.84	(24.88)		2.65	1.95	0.15	2,288	2,267
Year Ended December 31, 2001	$25.39	0.14	(c)	(4.43)	(4.29)	—	—	$21.10	(16.90)		2.51	1.95	0.61	6,553	1,060
June 19, 2000 through December 31, 2000(d)	$20.00	0.15	(c)	5.24	5.39	—	—	$25.39	26.95	(e)	2.25	1.87	1.23	17,366	2,277	(e)
Healthcare UltraSector ProFund
Year Ended December 31, 2003	$11.09	(0.09	)(c)	2.90	2.81	—	—	$13.90	25.34%		3.54%	1.95%	(0.77)%	$5,120	1,904%
Year Ended December 31, 2002	$17.17	(0.07	)(c)	(6.01)	(6.08)	—	—	$11.09	(35.41)		3.23	1.95	(0.59)	2,113	1,884
Year Ended December 31, 2001	$22.67	(0.07	)(c)	(5.43)	(5.50)	—	—	$17.17	(24.26)		2.58	1.95	(0.40)	10,583	1,143
June 19, 2000 through December 31, 2000(d)	$20.00	0.04	(c)	2.63	2.67	—	—	$22.67	13.35	(e)	2.25	1.86	0.34	6,467	1,011	(e)
Internet UltraSector ProFund(f)
Year Ended December 31, 2003	$26.84	(0.74	)(c)	35.34	34.60	—	—	$61.44	128.91%		1.74%	1.73%	(1.50)%	$31,165	932%
Year Ended December 31, 2002	$64.32	(0.46	)(c)	(37.02)	(37.48)	—	—	$26.84	(58.27)		2.24	1.95	(1.54)	5,357	1,867
Year Ended December 31, 2001	$272.00	(0.85	)(c)	(206.83)	(207.68)	—	—	$64.32	(76.35)		3.59	1.95	(1.13)	6,550	1,742
June 19, 2000 through December 31, 2000(d)	$1,000.00	2.00	(c)	(730.00)	(728.00)	—	—	$272.00	(72.80	)(e)	3.99	1.59	0.46	718	2,401	(e)
Pharmaceuticals UltraSector ProFund
Year Ended December 31, 2003	$10.77	(0.05	)(c)	0.89 (g)	0.84	—	—	$11.61	7.80%		2.20%	1.95%	(0.50)%	$8,229	4,437%
Year Ended December 31, 2002	$16.54	(0.02	)(c)	(5.75)	(5.77)	—	—	$10.77	(34.89)		3.11	1.95	(0.18)	2,342	2,548
Year Ended December 31, 2001	$23.23	(0.07	)(c)	(6.62)	(6.69)	—	—	$16.54	(28.80)		2.33	1.95	(0.38)	15,290	1,469
June 28, 2000 through December 31, 2000(d)	$20.00	0.13	(c)	3.10	3.23	—	—	$23.23	16.15	(e)	2.55	1.93	1.27	3,470	1,486	(e)

(a)	Annualized for periods less than one year.
(b)	Portfolio turnover rate is calculated on the basis of the fund as a whole without distinguishing between the classes of shares issued and calculated without regard to instruments (including options, swap agreements and futures contracts) having a maturity of less than one year.
(c)	Per share net investment income (loss) has been calculated using the daily average shares method.
(d)	Period from commencement of operations.
(e)	Not annualized for periods less than one year.
(f)	Adjusted for 1:10 reverse stock split that occurred on April 27, 2001. Adjusted for 1:5 reverse stock split that occurred on October 12, 2001.
(g)	The amount shown for a share outstanding throughout the period does not accord with the change in aggregate gains and losses in the portfolio of securities during the period because of the timing of sales and purchases of fund shares in relation to fluctuating market values during the period.

See accompanying notes to the financial statements.

127

PROFUNDS

Financial Highlights

Selected data for a share of beneficial interest outstanding throughout the periods indicated.

		Investment Activities				Distributions to Shareholders From						Ratio to Average Net Assets			Supplemental Data
Investor Class	Net Asset Value, Beginning of Period	Net Investment Income (Loss)		Net Realized and Unrealized Gains (Losses) on Investments	Total from Investment Activities	Net Investment Income	Return of Capital	Total Distributions	Net Asset Value, End of Period	Total Return		Gross Expenses(a)	Net Expenses(a)	Net Investment Income (Loss)(a)	Net Assets, End of Period (000’s)	Portfolio Turnover Rate(b)
Precious Metals UltraSector ProFund
Year Ended December 31, 2003	$22.77	(0.18	)(c)	13.54	13.36	—	—	—	$36.13	58.67%		1.69%	1.68%	(0.67)%	$54,157	—
June 3, 2002 through December 31, 2002(d)	$30.00	(0.06	)(c)	(7.17)	(7.23)	—	—	—	$22.77	(24.10	)(e)	2.56	1.93	(0.51)	22,686	—	(e)
Real Estate UltraSector ProFund
Year Ended December 31, 2003	$18.42	0.62	(c)	8.15	8.77	(1.40)	—	(1.40)	$25.79	49.87%		1.84%	1.84%	2.82%	$15,800	2,478%
Year Ended December 31, 2002	$21.92	0.90	(c)	(2.22)	(1.32)	(1.87)	(0.31)	(2.18)	$18.42	(6.82)		2.31	1.95	4.01	6,603	4,862
Year Ended December 31, 2001	$21.81	1.04	(c)	0.92	1.96	(1.44)	(0.41)	(1.85)	$21.92	9.11		1.99	1.95	4.52	6,345	2,461
June 19, 2000 through December 31, 2000(d)	$20.00	0.62	(c)	2.10	2.72	(0.75)	(0.16)	(0.91)	$21.81	13.49	(e)	2.10	1.58	5.31	9,704	1,617	(e)
Semiconductor UltraSector ProFund(f)
Year Ended December 31, 2003	$11.64	(0.31	)(c)	17.37	17.06	—	—	—	$28.70	146.56%		1.76%	1.76%	(1.38)%	$43,859	1,116%
Year Ended December 31, 2002	$38.89	(0.27	)(c)	(26.98)	(27.25)	—	—	—	$11.64	(70.07)		2.38	1.95	(1.26)	3,643	1,926
Year Ended December 31, 2001	$58.40	(0.36	)(c)	(19.15)	(19.51)	—	—	—	$38.89	(33.41)		2.89	1.95	(0.82)	6,431	1,439
June 19, 2000 through December 31, 2000(d)	$200.00	0.20	(c)	(141.80)	(141.60)	—	—	—	$58.40	(70.80	)(e)	3.10	1.87	0.31	1,947	1,456	(e)
Technology UltraSector ProFund(f)
Year Ended December 31, 2003	$15.97	(0.29	)(c)	11.68	11.39	—	—	—	$27.36	71.32%		2.19%	1.95%	(1.35)%	$6,649	1,689%
Year Ended December 31, 2002	$37.19	(0.28	)(c)	(20.94)	(21.22)	—	—	—	$15.97	(57.06)		2.51	1.95	(1.23)	2,647	1,491
Year Ended December 31, 2001	$76.60	(0.35	)(c)	(39.06)	(39.41)	—	—	—	$37.19	(51.45)		2.88	1.95	(0.71)	8,472	1,177
June 19, 2000 through December 31, 2000(d)	$200.00	0.10	(c)	(123.50)	(123.40)	—	—	—	$76.60	(61.70	)(e)	4.63	1.62	0.17	2,517	1,088	(e)
Telecommunications UltraSector ProFund(g)
Year Ended December 31, 2003	$17.13	0.45	(c)	(0.39)	0.06	(0.15)	—	(0.15)	$17.04	0.39%		3.22%	1.95%	2.78%	$4,752	3,034%
Year Ended December 31, 2002	$37.59	(0.11	)(c)	(20.35)	(20.46)	—	—	—	$17.13	(54.43)		2.58	1.94	(0.63)	5,438	3,606
Year Ended December 31, 2001	$51.05	0.02	(c)	(13.48)	(13.46)	—	—	—	$37.59	(26.37)		3.71	1.95	0.05	3,457	2,713
June 19, 2000 through December 31, 2000(d)	$100.00	0.40	(c)	(49.35)	(48.95)	—	—	—	$51.05	(48.95	)(e)	4.70	1.92	1.15	385	1,515	(e)

(a)	Annualized for periods less than one year.
(b)	Portfolio turnover rate is calculated on the basis of the fund as a whole without distinguishing between the classes of shares issued and without regard to instruments (including options, swap agreements and futures contracts) having a maturity of less than one year.
(c)	Per share net investment income (loss) has been calculated using the daily average shares method.
(d)	Period from commencement of operations.
(e)	Not annualized for periods less than one year.
(f)	Adjusted for 1:10 reverse stock split that occurred on April 27, 2001.
(g)	Adjusted for 1:5 reverse stock split that occurred on October 12, 2001.

See accompanying notes to the financial statements.

128

PROFUNDS

Financial Highlights

Selected data for a share of beneficial interest outstanding throughout the periods indicated.

		Investment Activities				Distributions to Shareholders From							Ratios to Average Net Assets						Supplemental Data
Investor Class	Net Asset Value, Beginning of Period	Net Investment Income (Loss)		Net Realized and Unrealized Gains (Losses) on Investments	Total from Investment Activities	Net Investment Income	Net Realized Gains on Investments	Return of Capital	Total Distributions	Net Asset Value, End of Period	Total Return		Gross Expenses(a)		Net Expenses(a)		Net Investment Income (Loss)(a)		Net Assets, End of Period (000’s)	Portfolio Turnover Rate(b)
Utilities UltraSector ProFund
Year Ended December 31, 2003	$9.97	0.12	(c)	2.84	2.96	(0.06)	—	—	(0.06)	$12.87	29.69%		2.17%		1.95%		1.09%		$12,526	2,402%
Year Ended December 31, 2002	$16.07	0.24	(c)	(6.19)	(5.95)	(0.15)	—	—	(0.15)	$9.97	(37.00)		2.40		1.93		1.89		6,134	2,370
Year Ended December 31, 2001	$28.10	0.41	(c)	(12.39)	(11.98)	(0.05)	—	—	(0.05)	$16.07	(42.65)		5.52		1.95		1.87		5,016	3,101
July 26, 2000 through December 31, 2000(d)	$20.00	0.23	(c)	7.87	8.10	—	—	—	—	$28.10	40.50	(e)	2.41		1.60		2.09		1,037	1,811	(e)
Wireless Communications UltraSector ProFund(f)
Year Ended December 31, 2003	$6.54	(0.09	)(c)	4.38 (g)	4.29	—	—	—	—	$10.83	65.60%		2.15%		1.94%		(1.16)%		$9,170	2,818%
Year Ended December 31, 2002	$33.32	(0.06	)(c)	(26.72)	(26.78)	—	—	—	—	$6.54	(80.37)		2.30		1.95		(0.75)		3,448	3,129
Year Ended December 31, 2001	$57.10	(0.32	)(c)	(23.46)	(23.78)	—	—	—	—	$33.32	(41.65)		3.34		1.95		(0.62)		1,770	2,512
June 19, 2000 through December 31, 2000(d)	$200.00	0.20	(c)	(143.10)	(142.90)	—	—	—	—	$57.10	(71.45	)(e)	3.45		1.79		0.39		496	2,165	(e)
U.S. Government Plus ProFund
Year Ended December 31, 2003	$33.73	0.21	(c)	(1.24)	(1.03)	(0.18)	—	(1.19)	(1.37)	$31.33	(3.13)%		1.57%		1.57%		0.63%		$6,610	3,932%
May 1, 2002 through December 31, 2002(d)	$30.00	0.09	(c)	5.00	5.09	(0.90)	(0.46)	—	(1.36)	$33.73	17.15	(e)	2.12		1.69		0.40		8,891	836	(e)
Rising Rates Opportunity ProFund
Year Ended December 31, 2003	$24.56	(0.15	)(c)	(0.76)	(0.91)	—	—	—	—	$23.65	(3.71)%		1.57%		1.57%		(0.61)%		$240,555	—
May 1, 2002 through December 31, 2002(d)	$30.00	(0.09	)(c)	(5.35)	(5.44)	—	—	—	—	$24.56	(18.13	)(e)	1.94		1.94		(0.54)		9,220	—	(e)
Money Market ProFund
Year Ended December 31, 2003	$1.000	0.003	(h)	— (i)	0.003	(0.003)	—	—	(0.003)	$1.000	0.31%		0.93	%(h)	0.93	%(h)	0.31	%(h)	$398,934	—
Year Ended December 31, 2002	$1.000	0.009	(c),(h)	—	0.009	(0.009)	—	—	(0.009)	$1.000	0.94		1.03	(h)	0.98	(h)	0.93	(h)	447,211	—
Year Ended December 31, 2001	$1.000	0.032	(h)	—	0.032	(0.032)	—	—	(0.032)	$1.000	3.28		1.08	(h)	1.08	(h)	3.30	(h)	298,546	—
Year Ended December 31, 2000	$1.000	0.056	(h)	—	0.056	(0.056)	—	—	(0.056)	$1.000	5.74		0.86	(h)	0.86	(h)	5.62	(h)	355,692	—
Year Ended December 31, 1999	$1.000	0.044	(h)	—	0.044	(0.044)	—	—	(0.044)	$1.000	4.48		0.83	(h)	0.83	(h)	4.46	(h)	198,555	—

(a)	Annualized for periods less than one year.
(b)	Portfolio turnover rate is calculated on the basis of the fund as a whole without distinguishing between the classes of shares issued and without regard to instruments (including options, swap agreements and futures contracts) having a maturity of less than one year.
(c)	Per share net investment income (loss) has been calculated using the daily average shares method.
(d)	Period from commencement of operations.
(e)	Not annualized for periods less than one year.
(f)	Adjusted for 1:10 reverse stock split that occurred on April 27, 2001.
(g)	The amount shown for a share outstanding throughout the period does not accord with the change in aggregate gains and losses in the portfolio of securities during the period because of the timing of sales and purchases of fund shares in relation to fluctuating market values during the period.
(h)	Per share amounts and percentages include the expense allocation of the Scudder Cash Management Portfolio Master Fund.
(i)	Amount is less than $0.0005.

See accompanying notes to the financial statements.

129

PROFUNDS

Financial Highlights

Selected data for a share of beneficial interest outstanding throughout the periods indicated.

		Investment Activities				Distributions to Shareholders From						Ratios to Average Net Assets			Supplemental Data
Service Class	Net Asset Value, Beginning of Period	Net Investment Income (Loss)		Net Realized and Unrealized Gains (Losses) on Investments	Total from Investment Activities	Net Investment Income	Net Realized Gains on Investments	Total Distributions	Net Asset Value, End of Period	Total Return		Gross Expenses(a)	Net Expenses(a)	Net Investment Income (Loss)(a)	Net Assets, End of Period (000’s)	Portfolio Turnover Rate(b)
Bull ProFund(c)
Year Ended December 31, 2003	$38.31	(0.43	)(d)	9.97	9.54	—	—	—	$47.85	24.90%		2.72%	2.71%	(1.03)%	$13,603	490%
Year Ended December 31, 2002	$51.62	(0.59	)(d)	(12.72)	(13.31)	—	—	—	$38.31	(25.78)		2.94	2.94	(1.36)	9,154	1,676
Year Ended December 31, 2001	$61.52	(0.58	)(d)	(9.32)	(9.90)	—	—	—	$51.62	(16.09)		3.08	2.95	(1.06)	42,861	3,058
Year Ended December 31, 2000	$72.01	(0.05	)(d)	(9.46)	(9.51)	—	(0.98)	(0.98)	$61.52	(13.22)		2.38	2.38	(0.07)	5,562	3,603
Year Ended December 31, 1999	$62.12	0.11		9.79	9.90	—	(0.01)	(0.01)	$72.01	15.97		2.48	2.35	0.70	30,880	1,288
Mid-Cap ProFund
Year Ended December 31, 2003	$24.54	(0.42	)(d)	8.21	7.79	—	—	—	$32.33	31.74%		2.70%	2.69%	(1.53)%	$5,528	253%
Year Ended December 31, 2002	$30.57	(0.48	)(d)	(5.55)	(6.03)	—	—	—	$24.54	(19.73)		3.97	2.95	(1.78)	814	3,727
September 4, 2001 through December 31, 2001(e)	$30.00	(0.17	)(d)	0.87	0.70	—	(0.13)	(0.13)	$30.57	2.35	(f)	8.33	2.79	(1.79)	1,095	1,907 (f)
Small-Cap ProFund
Year Ended December 31, 2003	$23.50	(0.40	)(d)	9.98	9.58	—	(1.20)	(1.20)	$31.88	40.71%		2.62%	2.62%	(1.42)%	$109,792	254%
Year Ended December 31, 2002	$30.95	(0.42	)(d)	(7.03)	(7.45)	—	—	—	$23.50	(24.07)		2.99	2.95	(1.55)	10,642	865
September 4, 2001 through December 31, 2001(e)	$30.00	(0.08	)(d)	1.04	0.96	—	(0.01)	(0.01)	$30.95	3.22	(f)	2.76	2.76	(0.89)	15,392	95 (f)
OTC ProFund(g)
Year Ended December 31, 2003	$39.11	(1.09	)(d)	18.99	17.90	—	(1.88)	(1.88)	$55.13	45.75%		2.59%	2.59%	(2.30)%	$7,324	868%
Year Ended December 31, 2002	$64.33	(1.13	)(d)	(24.09)	(25.22)	—	—	—	$39.11	(39.20)		2.94	2.94	(2.73)	22,478	620
Year Ended December 31, 2001	$94.80	(2.08	)(d)	(28.39)	(30.47)	—	—	—	$64.33	(32.14)		3.45	2.95	(2.25)	990	5,388
August 7, 2000 through December 31, 2000(e)	$150.00	(0.45	)(d)	(54.75)	(55.20)	—	—	—	$94.80	(36.80	)(f)	2.80	2.80	(1.06)	1,054	632 (f)
Large-Cap Value ProFund
Year Ended December 31, 2003	$30.81	(0.24	)(d)	8.26	8.02	—	—	—	$38.83	26.03%		2.98%	2.86%	(0.73)%	$1,909	1,359%
October 1, 2002 through December 31, 2002(e)	$30.00	(0.03	)(d)	1.14 (h)	1.11	—	(0.30)	(0.30)	$30.81	3.72	(f)	2.63	2.63	(0.36)	2,780	396 (f)

(a)	Annualized for periods less than one year.
(b)	Portfolio turnover rate is calculated on the basis of the fund as a whole without distinguishing between the classes of shares issued and without regard to instruments (including options, swap agreements and futures contracts) having a maturity of less than one year.
(c)	Adjusted for 1:5 reverse stock split that occurred on January 15, 1999.
(d)	Per share net investment income (loss) has been calculated using the daily average shares method.
(e)	Period from commencement of operations.
(f)	Not annualized for periods less than one year.
(g)	Adjusted for 1:5 reverse stock split that occurred on October 21, 2001.
(h)	The amount shown for a share outstanding throughout the period does not accord with the change in aggregate gains and losses in the portfolio of securities during the period because of the timing of sales and purchases of fund shares in relation to fluctuating market values during the period.

See accompanying notes to the financial statements.

130

PROFUNDS

Financial Highlights

Selected data for a share of beneficial interest outstanding throughout the periods indicated.

		Investment Activities					Distributions to Shareholders From					Ratios to Average Net Assets			Supplemental Data
Service Class	Net Asset Value, Beginning of Period	Net Investment Income (Loss)		Net Realized and Unrealized Gains (Losses) on Investments		Total from Investment Activities	Net Realized Gains on Investments	Total Distributions	Net Asset Value, End of Period	Total Return		Gross Expenses(a)	Net Expenses(a)	Net Investment Income (Loss)(a)	Net Assets, End of Period (000’s)	Portfolio Turnover Rate(b)
Large-Cap Growth ProFund
Year Ended December 31, 2003	$30.46	(0.49	)(c)	7.05		6.56	(0.97)	(0.97)	$36.05	21.54%		2.80%	2.80%	(1.50)%	$2,525	438%
October 1, 2002 through December 31, 2002(d)	$30.00	(0.09	)(c)	0.56	(e)	0.47	(0.01)	(0.01)	$30.46	1.55	(f)	2.62	2.62	(1.12)	1,800	180	(f)
Mid-Cap Value ProFund
Year Ended December 31, 2003	$24.49	(0.27	)(c)	8.48		8.21	—	—	$32.70	33.52%		2.80%	2.80%	(0.95)%	$11,151	600%
Year Ended December 31, 2002	$28.73	(0.42	)(c)	(3.82)		(4.24)	—	—	$24.49	(14.76)		3.04	2.95	(1.45)	6,316	1,899
September 4, 2001 through December 31, 2001(d)	$30.00	(0.07	)(c)	(0.29)		(0.36)	(0.91)	(0.91)	$28.73	(1.14	)(f)	3.43	2.77	(0.72)	6,178	1,400	(f)
Mid-Cap Growth ProFund
Year Ended December 31, 2003	$23.59	(0.61	)(c)	6.60		5.99	—	—	$29.58	25.39%		3.12%	2.95%	(2.28)%	$991	2,235%
Year Ended December 31, 2002	$30.82	(0.63	)(c)	(6.60)		(7.23)	—	—	$23.59	(23.46)		3.56	2.94	(2.43)	2,164	3,616
September 4, 2001 through December 31, 2001(d)	$30.00	(0.25	)(c)	1.26		1.01	(0.19)	(0.19)	$30.82	3.36	(f)	2.94	2.94	(2.48)	3,460	1,062	(f)
Small-Cap Value ProFund
Year Ended December 31, 2003	$24.29	(0.45	)(c)	8.59		8.14	(0.05)	(0.05)	$32.38	33.52%		2.73%	2.73%	(1.59)%	$14,444	652%
Year Ended December 31, 2002	$30.11	(0.62	)(c)	(5.20)		(5.82)	—	—	$24.29	(19.33)		2.97	2.94	(2.03)	10,979	1,650
September 4, 2001 through December 31, 2001(d)	$30.00	(0.14	)(c)	0.42		0.28	(0.17)	(0.17)	$30.11	0.95	(f)	2.90	2.85	(1.41)	36,458	962	(f)
Small-Cap Growth ProFund
Year Ended December 31, 2003	$22.27	(0.55	)(c)	7.97		7.42	(0.05)	(0.05)	$29.64	33.33%		2.80%	2.80%	(2.16)%	$8,423	1,184%
Year Ended December 31, 2002	$30.87	(0.66	)(c)	(5.66	)(e)	(6.32)	(2.28)	(2.28)	$22.27	(20.47)		3.25	2.95	(2.45)	1,465	4,550
September 4, 2001 through December 31, 2001(d)	$30.00	(0.26	)(c)	1.48		1.22	(0.35)	(0.35)	$30.87	4.10	(f)	3.96	2.95	(2.65)	638	1,020	(f)

(a)	Annualized for periods less than one year.
(b)	Portfolio turnover rate is calculated on the basis of the fund as a whole without distinguishing between the classes of shares issued and without regard to instruments (including options, swap agreements and futures contracts) having a maturity of less than one year.
(c)	Per share net investment income (loss) has been calculated using the daily average shares method.
(d)	Period from commencement of operations.
(e)	The amount shown for a share outstanding throughout the period does not accord with the change in aggregate gains and losses in the portfolio of securities during the period because of the timing of sales and purchases of fund shares in relation to fluctuating market values during the period.
(f)	Not annualized for periods less than one year.

See accompanying notes to the financial statements.

131

PROFUNDS

Financial Highlights

Selected data for a share of beneficial interest outstanding throughout the periods indicated.

		Investment Activities				Distributions to Shareholders From							Ratios to Average Net Assets			Supplemental Data
Service Class	Net Asset Value, Beginning of Period	Net Investment Income (Loss)		Net Realized and Unrealized Gains (Losses) on Investments	Total from Investment Activities	Net Investment Income		Net Realized Gains on Investments	Total Distributions	Net Asset Value, End of Period	Total Return		Gross Expenses(a)	Net Expenses(a)	Net Investment Income (Loss)(a)	Net Assets, End of Period (000’s)	Portfolio Turnover Rate(b)
Europe 30 ProFund
Year Ended December 31, 2003	$9.85	(0.05	)(c)	3.66	3.61	—		—	—	$13.46	36.65%		2.79%	2.78%	(0.48)%	$11,105	1,593%
Year Ended December 31, 2002	$12.25	0.12	(c)	(2.52)	(2.40)	—		—	—	$9.85	(19.59)		2.14 (d)	1.58 (d)	1.15	2,667	2,892
Year Ended December 31, 2001	$22.28	0.04	(c)	(10.07)	(10.03)	—		—	—	$12.25	(45.02)		4.78	3.36	0.22	116	11,239
Year Ended December 31, 2000	$40.72	(0.24	)(c)	(13.72)	(13.96)	—		(4.48)	(4.48)	$22.28	(34.07)		5.08	3.54	(0.66)	403	2,381
March 15, 1999 through December 31, 1999(e)	$30.00	0.03		10.69	10.72	—		—	—	$40.72	35.73	(f)	3.58	2.50	0.46	18,960	514 (f)
UltraBull ProFund(g)
Year Ended December 31, 2003	$29.40	(0.41	)(c)	16.10	15.69	—		—	—	$45.09	53.37%		2.70%	2.70%	(1.18)%	$13,068	723%
Year Ended December 31, 2002	$55.17	(0.58	)(c)	(25.19)	(25.77)	—		—	—	$29.40	(46.71)		2.81	2.81	(1.40)	7,828	1,770
Year Ended December 31, 2001	$82.15	(0.88	)(c)	(26.10)	(26.98)	—		—	—	$55.17	(32.84)		2.87	2.87	(1.35)	7,629	1,377
Year Ended December 31, 2000	$116.35	(0.55	)(c)	(33.30)	(33.85)	—		(0.35)	(0.35)	$82.15	(29.12)		2.43	2.43	(0.54)	31,923	1,111
Year Ended December 31, 1999	$90.95	0.40		25.45	25.85	—		(0.45)	(0.45)	$116.35	28.42		2.36	2.34	0.79	70,220	764
UltraMid-Cap ProFund
Year Ended December 31, 2003	$16.48	(0.37	)(c)	11.54	11.17	—		—	—	$27.65	67.78%		2.87%	2.86%	(1.75)%	$6,814	684%
Year Ended December 31, 2002	$26.85	(0.41	)(c)	(9.96)	(10.37)	—		—	—	$16.48	(38.62)		3.06	2.95	(1.87)	7,279	2,174
Year Ended December 31, 2001	$32.66	(0.44	)(c)	(5.37)	(5.81)	—		—	—	$26.85	(17.79)		3.07	2.95	(1.49)	2,517	2,125
February 7, 2000 through December 31, 2000(e)	$30.00	(0.17	)(c)	2.83	2.66	—		—	—	$32.66	8.87	(f)	2.74	2.60	(0.54)	2,695	2,468 (f)
UltraSmall-Cap ProFund
Year Ended December 31, 2003	$9.37	(0.21	)(c)	9.41	9.20	—		—	—	$18.57	98.19%		2.76%	2.76%	(1.49)%	$17,036	387%
Year Ended December 31, 2002	$16.96	(0.21	)(c)	(7.38)	(7.59)	—		—	—	$9.37	(44.75)		2.87	2.87	(1.49)	2,526	2,196
Year Ended December 31, 2001	$20.59	(0.17	)(c)	(3.46)	(3.63)	—		—	—	$16.96	(17.63)		3.12	2.92	(0.97)	7,497	3,221
February 7, 2000 through December 31, 2000(e)	$30.00	(0.20	)(c)	(9.21)	(9.41)	—		—	—	$20.59	(31.37	)(f)	2.96	2.60	(0.86)	3,589	3,345 (f)
UltraDow 30 ProFund
Year Ended December 31, 2003	$20.68	(0.26	)(c)	10.57	10.31	—		(0.02)	(0.02)	$30.97	49.84%		2.88%	2.88%	(1.08)%	$9,959	1,798%
June 3, 2002 through December 31, 2002(e)	$30.00	(0.06	)(c)	(9.26)	(9.32)	—	(h)	—	— (h)	$20.68	(31.06	)(f)	3.42	2.95	(0.44)	11,696	844 (f)

(a)	Annualized for periods less than one year.
(b)	Portfolio turnover rate is calculated on the basis of the fund as a whole without distinguishing between the classes of shares issued and is calculated without regard to instruments (including options, swap agreements and futures contracts) having a maturity of less than one year.
(c)	Per share net investment income (loss) has been calculated using the daily average shares method.
(d)	The ratios shown do not correlate to the ratios of the Investor Class due to the timing of class-specific expenses incurred in relation to fluctuating net assets.
(e)	Period from commencement of operations.
(f)	Not annualized for periods less than one year.
(g)	Adjusted for 1:5 reverse stock split that occurred on January 15, 1999. Adjusted for 4:1 stock split that occurred on July 16, 1999. Adjusted for 1:5 reverse stock split that occurred on October 12, 2001.
(h)	Amount is less than $0.005.

See accompanying notes to the financial statements.

132

PROFUNDS

Financial Highlights

Selected data for a share of beneficial interest outstanding throughout the periods indicated.

		Investment Activities				Distributions to Shareholders From						Ratios to Average Net Assets			Supplemental Data
Service Class	Net Asset Value, Beginning of Period	Net Investment Income (Loss)		Net Realized and Unrealized Gains (Losses) on Investments	Total from Investment Activities	Net Investment Income	Net Realized Gains on Investments	Total Distributions	Net Asset Value, End of Period	Total Return		Gross Expenses(a)	Net Expenses(a)	Net Investment Income (Loss)(a)	Net Assets, End of Period (000’s)	Portfolio Turnover Rate(b)
UltraOTC ProFund(c)
Year Ended December 31, 2003	$10.28	(0.35	)(d)	10.66	10.31	—	—	—	$20.59	100.29%		2.56%	2.56%	(2.23)%	$30,497	231%
Year Ended December 31, 2002	$33.88	(0.39	)(d)	(23.21)	(23.60)	—	—	—	$10.28	(69.66)		2.53	2.53	(2.25)	13,844	522
Year Ended December 31, 2001	$110.90	(0.94	)(d)	(76.08)	(77.02)	—	—	—	$33.88	(69.45)		2.80	2.80	(2.03)	32,712	622
Year Ended December 31, 2000	$487.00	(4.65	)(d)	(353.75)	(358.40)	—	(17.70)	(17.70)	$110.90	(73.96)		2.33	2.33	(1.22)	48,454	801
Year Ended December 31, 1999	$148.40	(3.20)		344.10	340.90	—	(2.30)	(2.30)	$487.00	229.73		2.32	2.30	(1.49)	134,838	670
UltraJapan ProFund(e)
Year Ended December 31, 2003	$20.69	(0.75	)(d)	10.33	9.58	—	—	—	$30.27	46.30%		2.95%	2.95%	(2.70)%	$932	—
Year Ended December 31, 2002	$34.70	(0.89	)(d)	(13.12)	(14.01)	—	—	—	$20.69	(40.37)		3.22	2.95	(2.45)	143	—
Year Ended December 31, 2001	$66.35	(0.28	)(d)	(31.37)	(31.65)	—	—	—	$34.70	(47.70)		3.29	2.78	(0.60)	140	1,299%
February 7, 2000 through December 31, 2000(f)	$150.00	1.95	(d)	(82.65)	(80.70)	(2.95)	—	(2.95)	$66.35	(53.86	)(g)	3.33	2.60	2.09	843	1,300	(g)
Bear ProFund(h)
Year Ended December 31, 2003	$44.15	(0.67	)(d)	(10.46)	(11.13)	—	—	—	$33.02	(25.21)%		2.73%	2.72%	(1.67)%	$4,613	—
Year Ended December 31, 2002	$36.92	(0.59	)(d)	7.82	7.23	—	—	—	$44.15	19.58		2.91	2.91	(1.44)	5,510	—
Year Ended December 31, 2001	$32.62	(0.12	)(d)	4.42	4.30	—	—	—	$36.92	13.18		3.03	2.95	(0.32)	2,756	1,299%
Year Ended December 31, 2000	$29.86	0.75	(d)	3.87	4.62	(1.86)	—	(1.86)	$32.62	15.54		3.18	2.83	2.43	411	1,299
Year Ended December 31, 1999	$39.76	0.63	(d)	(5.92)	(5.29)	(4.61)	—	(4.61)	$29.86	(13.32)		2.91	2.23	1.69	1,095	1,215
Short Small-Cap ProFund
Year Ended December 31, 2003	$37.06	(0.54	)(d)	(12.50)	(13.04)	—	—	—	$24.02	(35.19)%		2.77%	2.76%	(1.68)%	$7,761	—
May 1, 2002 through December 31, 2002(f)	$30.00	(0.23	)(d)	7.29	7.06	—	—	—	$37.06	23.53	(g)	2.51	2.51	(0.92)	3,628	—	(g)
Short OTC ProFund
Year Ended December 31, 2003	$33.52	(0.50	)(d)	(12.23)	(12.73)	—	—	—	$20.79	(37.98)%		2.88%	2.87%	(1.79)%	$2,125	—
May 1, 2002 through December 31, 2002(f)	$30.00	(0.29	)(d)	3.81 (i)	3.52	—	—	—	$33.52	11.73	(g)	2.97	2.79	(1.23)	3,305	—	(g)

(a)	Annualized for periods less than one year.
(b)	Portfolio turnover rate is calculated on the basis of the fund as a whole without distinguishing between the classes of shares issued and without regard to instruments (including options, swap agreements and futures contracts) having a maturity of less than one year.
(c)	Adjusted for 1:5 reverse stock split that occurred on January 15, 1999. Adjusted for 4:1 stock split that occurred on July 16, 1999. Adjusted for 1:5 reverse stock split that occurred on October 12, 2001.
(d)	Per share net investment income (loss) has been calculated using the daily average shares method.
(e)	Adjusted for 1:5 reverse stock split that occurred on October 12, 2001.
(f)	Period from commencement of operations.
(g)	Not annualized for periods less than one year.
(h)	Adjusted for 1:5 reverse stock split that occurred on January 15, 1999.
(i)	The amount shown for a share outstanding throughout the period does not accord with the change in aggregate gains and losses in the portfolio of securities during the period because of the timing of sales and purchases of fund shares in relation to fluctuating market values during the period.

See accompanying notes to the financial statements.

133

PROFUNDS

Financial Highlights

Selected data for a share of beneficial interest outstanding throughout the periods indicated.

		Investment Activities				Distributions to Shareholders From						Ratios to Average Net Assets			Supplemental Data
Service Class	Net Asset Value, Beginning of Period	Net Investment Income (Loss)		Net Realized and Unrealized Gains (Losses) on Investments	Total from Investment Activities	Net Investment Income	Net Realized Gains on Investments	Total Distributions	Net Asset Value, End of Period	Total Return		Gross Expenses(a)	Net Expenses(a)	Net Investment Income (Loss)(a)	Net Assets, End of Period (000’s)	Portfolio Turnover Rate(b)
UltraBear ProFund(c)
Year Ended December 31, 2003	$42.26	(0.58	)(d)	(18.15)	(18.73)	—	—	—	$23.53	(44.32)%		2.65%	2.64%	(1.78)%	$6,941	—
Year Ended December 31, 2002	$30.84	(0.56	)(d)	11.98	11.42	—	—	—	$42.26	37.03		2.68	2.68	(1.40)	9,934	—
Year Ended December 31, 2001	$25.46	0.07	(d)	5.37	5.44	(0.06)	—	(0.06)	$30.84	21.39		2.80	2.80	0.25	4,708	1,299%
Year Ended December 31, 2000	$21.51	0.54	(d)	4.03	4.57	(0.62)	—	(0.62)	$25.46	21.33		2.57	2.57	2.41	6,682	1,300
Year Ended December 31, 1999	$31.83	0.54		(10.45)	(9.91)	(0.41)	—	(0.41)	$21.51	(31.20)		2.42	2.41	1.21	4,289	1,137
UltraShort OTC ProFund(e)
Year Ended December 31, 2003	$59.49	(0.50	)(d)	(37.07)	(37.57)	—	—	—	$21.92	(63.15)%		2.65%	2.65%	(1.57)%	$9,590	—
Year Ended December 31, 2002	$41.04	(0.66	)(d)	20.09	19.43	(0.98)	—	(0.98)	$59.49	47.41		2.76	2.76	(1.10)	5,290	—
Year Ended December 31, 2001	$47.50	0.33	(d)	(4.37)	(4.04)	(2.42)	—	(2.42)	$41.04	(8.21)		2.92	2.92	0.66	3,675	1,257%
Year Ended December 31, 2000	$46.37	0.52	(d)	1.03	1.55	(0.42)	—	(0.42)	$47.50	3.42		2.42	2.42	1.57	1,381	1,300
Year Ended December 31, 1999	$243.60	1.11		(197.45)	(196.34)	(0.89)	—	(0.89)	$46.37	(80.62)		2.46	2.45	1.21	1,010	1,185
Banks UltraSector ProFund
Year Ended December 31, 2003	$25.52	(0.14	)(d)	11.12	10.98	(0.01)	(1.37)	(1.38)	$35.12	45.04%		5.63%	2.95%	(0.41)%	$1,097	1,869%
Year Ended December 31, 2002	$28.76	(0.21	)(d)	(3.03)	(3.24)	—	—	—	$25.52	(11.27)		5.94	2.93	(0.73)	39	2,674
September 4, 2001 through December 31, 2001(f)	$30.00	0.18	(d)	(1.42)	(1.24)	—	—	—	$28.76	(4.13	)(g)	4.05	2.80	2.06	24	350 (g)
Basic Materials UltraSector ProFund
Year Ended December 31, 2003	$22.63	(0.16	)(d)	10.64	10.48	—	—	—	$33.11	46.31%		3.24%	2.95%	(0.60)%	$8,210	1,521%
Year Ended December 31, 2002	$28.95	(0.40	)(d)	(5.92)	(6.32)	—	—	—	$22.63	(21.83)		4.48	2.95	(1.45)	15	10,105
September 4, 2001 through December 31, 2001(f)	$30.00	—	(d)	(1.05)	(1.05)	—	—	—	$28.95	(3.50	)(g)	5.20	2.95	—	19	913 (g)
Biotechnology UltraSector ProFund(h)
Year Ended December 31, 2003	$24.01	(0.90	)(d)	15.35	14.45	—	—	—	$38.46	60.18%		2.93%	2.92%	(2.59)%	$1,484	2,288%
Year Ended December 31, 2002	$52.39	(0.74	)(d)	(27.64)	(28.38)	—	—	—	$24.01	(54.17)		3.89	2.92	(2.42)	405	2,527
Year Ended December 31, 2001	$82.70	(1.10	)(d)	(29.21)	(30.31)	—	—	—	$52.39	(36.65)		3.59	2.95	(1.99)	1,238	1,266
June 19, 2000 through December 31, 2000(f)	$100.00	(0.70	)(d)	(16.60)	(17.30)	—	—	—	$82.70	(17.30	)(g)	3.04	2.64	(1.34)	1,031	1,554 (g)

(a)	Annualized for periods less than one year.
(b)	Portfolio turnover rate is calculated on the basis of the fund as a whole without distinguishing between the classes of shares issued and is calculated without regard to instruments (including options, swap agreements and futures contracts) having a maturity of less than one year.
(c)	Adjusted for 1:5 reverse stock split that occurred on January 15, 1999.
(d)	Per share net investment income (loss) has been calculated using the daily average shares method.
(e)	Adjusted for 1:5 reverse stock split that occurred on January 15, 1999. Adjusted for 1:15 reverse stock split that occurred on February 11, 2000.
(f)	Period from commencement of operations.
(g)	Not annualized for periods less than one year.
(h)	Adjusted for 1:5 reverse stock split that occurred on October 12, 2001.

See accompanying notes to the financial statements.

134

PROFUNDS

Financial Highlights

Selected data for a share of beneficial interest outstanding throughout the periods indicated.

		Investment Activities							Ratios to Average Net Assets			Supplemental Data
Service Class	Net Asset Value, Beginning of Period	Net Investment Income (Loss)		Net Realized and Unrealized Gains (Losses) on Investments	Total from Investment Activities	Net Asset Value, End of Period	Total Return		Gross Expenses(a)	Net Expenses(a)	Net Investment Income (Loss)(a)	Net Assets, End of Period (000’s)	Portfolio Turnover Rate(b)
Energy UltraSector ProFund
Year Ended December 31, 2003	$11.52	(0.14	)(c)	3.75	3.61	$15.13	31.34%		3.09%	2.94%	(1.12)%	$3,956	2,032%
Year Ended December 31, 2002	$15.65	(0.21	)(c)	(3.92)	(4.13)	$11.52	(26.39)		3.26	2.93	(1.37)	263	2,399
Year Ended December 31, 2001	$20.72	(0.09	)(c)	(4.98)	(5.07)	$15.65	(24.47)		3.75	2.95	(0.47)	335	1,610
June 19, 2000 through December 31, 2000(d)	$20.00	(0.11	)(c)	0.83	0.72	$20.72	3.60	(e)	4.14	2.91	(1.03)	1,059	2,784	(e)
Financial UltraSector ProFund
Year Ended December 31, 2003	$15.50	(0.14	)(c)	6.68	6.54	$22.04	42.19%		3.27%	2.95%	(0.75)%	$2,646	2,340%
Year Ended December 31, 2002	$20.82	(0.21	)(c)	(5.11)	(5.32)	$15.50	(25.55)		3.40	2.89	(1.11)	205	2,267
Year Ended December 31, 2001	$25.32	(0.08	)(c)	(4.42)	(4.50)	$20.82	(17.77)		3.51	2.95	(0.37)	425	1,060
June 19, 2000 through December 31, 2000(d)	$20.00	0.06	(c)	5.26	5.32	$25.32	26.60	(e)	3.34	2.95	0.45	3,898	2,277	(e)
Healthcare UltraSector ProFund
Year Ended December 31, 2003	$10.81	(0.21	)(c)	2.84	2.63	$13.44	24.33%		4.54%	2.95%	(1.77)%	$424	1,904%
Year Ended December 31, 2002	$16.93	(0.20	)(c)	(5.92)	(6.12)	$10.81	(36.15)		4.83	2.95	(1.52)	105	1,884
Year Ended December 31, 2001	$22.56	(0.18	)(c)	(5.45)	(5.63)	$16.93	(24.96)		3.58	2.95	(1.02)	468	1,143
June 19, 2000 through December 31, 2000(d)	$20.00	(0.11	)(c)	2.67	2.56	$22.56	12.80	(e)	3.34	2.95	(0.94)	1,632	1,011	(e)
Internet UltraSector ProFund(f)
Year Ended December 31, 2003	$25.90	(1.21	)(c)	34.03	32.82	$58.72	126.72%		2.74%	2.73%	(2.50)%	$3,741	932%
Year Ended December 31, 2002	$62.37	(0.80	)(c)	(35.67)	(36.47)	$25.90	(58.47)		3.04	2.90	(2.47)	765	1,867
Year Ended December 31, 2001	$270.50	(1.53	)(c)	(206.60)	(208.13)	$62.37	(76.94)		4.59	2.95	(2.24)	1,014	1,742
June 19, 2000 through December 31, 2000(d)	$1,000.00	(2.50	)(c)	(727.00)	(729.50)	$270.50	(72.95	)(e)	5.20	2.79	(0.63)	181	2,401	(e)
Pharmaceuticals UltraSector ProFund
Year Ended December 31, 2003	$10.54	(0.16	)(c)	0.90 (g)	0.74	$11.28	7.02%		3.20%	2.95%	(1.50)%	$892	4,437%
Year Ended December 31, 2002	$16.29	(0.05	)(c)	(5.70)	(5.75)	$10.54	(35.30)		3.38	2.91	(0.44)	221	2,548
Year Ended December 31, 2001	$23.13	(0.07	)(c)	(6.77)	(6.84)	$16.29	(29.57)		3.33	2.95	(0.40)	440	1,469
June 28, 2000 through December 31, 2000(d)	$20.00	(0.19	)(c)	3.32	3.13	$23.13	15.65	(e)	3.56	2.94	(1.72)	5,700	1,486	(e)

(a)	Annualized for periods less than one year.
(b)	Portfolio turnover rate is calculated on the basis of the fund as a whole without distinguishing between the classes of shares issued and calculated without regard to instruments (including options, swap agreements and futures contracts) having a maturity of less than one year.
(c)	Per share net investment income (loss) has been calculated using the daily average shares method.
(d)	Period from commencement of operations.
(e)	Not annualized for periods less than one year.
(f)	Adjusted for 1:10 reverse stock split that occurred on April 27, 2001. Adjusted for 1:5 reverse stock split that occurred on October 12, 2001.
(g)	The amount shown for a share outstanding throughout the period does not accord with the change in aggregate gains and losses in the portfolio of securities during the period because of the timing of sales and purchases of fund shares in relation to fluctuating market values during the period.

See accompanying notes to the financial statements.

135

PROFUNDS

Financial Highlights

Selected data for a share of beneficial interest outstanding throughout the periods indicated.

		Investment Activities				Distributions to Shareholders From						Ratio to Average Net Assets			Supplemental Data
Service Class	Net Asset Value, Beginning of Period	Net Investment Income (Loss)		Net Realized and Unrealized Gains (Losses) on Investments	Total from Investment Activities	Net Investment Income	Return of Capital	Total Distributions	Net Asset Value, End of Period	Total Return		Gross Expenses(a)	Net Expenses(a)	Net Investment Income (Loss)(a)	Net Assets, End of Period (000’s)	Portfolio Turnover Rate(b)
Precious Metals UltraSector ProFund
Year Ended December 31, 2003	$22.67	(0.43	)(c)	13.39	12.96	—	—	—	$35.63	57.17%		2.69%	2.68%	(1.67)%	$5,584	—
June 3, 2002 through December 31, 2002(d)	$30.00	(0.18	)(c)	(7.15)	(7.33)	—	—	—	$22.67	(24.43	)(e)	3.25	2.94	(1.44)	1,790	—	(e)
Real Estate UltraSector ProFund
Year Ended December 31, 2003	$19.09	0.40	(c)	8.35	8.75	(1.20)	—	(1.20)	$26.64	47.80%		2.84%	2.84%	1.82%	$8,557	2,478%
Year Ended December 31, 2002	$21.75	(0.03	)(c)	(1.44)	(1.47)	(0.88)	(0.31)	(1.19)	$19.09	(7.42)		3.04	2.93	(0.11)	72	4,862
Year Ended December 31, 2001	$21.73	0.42	(c)	1.25	1.67	(1.28)	(0.37)	(1.65)	$21.75	7.79		2.99	2.95	1.81	788	2,461
June 19, 2000 through December 31, 2000(d)	$20.00	0.89	(c)	1.67	2.56	(0.68)	(0.15)	(0.83)	$21.73	12.73	(e)	3.10	2.58	7.96	5,994	1,617	(e)
Semiconductor UltraSector ProFund(f)
Year Ended December 31, 2003	$11.33	(0.52	)(c)	16.84	16.32	—	—	—	$27.65	144.04%		2.76%	2.76%	(2.38)%	$4,975	1,116%
Year Ended December 31, 2002	$38.28	(0.57	)(c)	(26.38)	(26.95)	—	—	—	$11.33	(70.40)		3.34	2.91	(2.33)	418	1,926
Year Ended December 31, 2001	$58.00	(0.87	)(c)	(18.85)	(19.72)	—	—	—	$38.28	(34.00)		3.89	2.95	(2.01)	999	1,439
June 19, 2000 through December 31, 2000(d)	$200.00	(0.40	)(c)	(141.60)	(142.00)	—	—	—	$58.00	(71.00	)(e)	4.17	2.94	(0.73)	285	1,456	(e)
Technology UltraSector ProFund(f)
Year Ended December 31, 2003	$15.80	(0.51	)(c)	11.56	11.05	—	—	—	$26.85	69.94%		3.19%	2.95%	(2.35)%	$727	1,689%
Year Ended December 31, 2002	$36.93	(0.50	)(c)	(20.63)	(21.13)	—	—	—	$15.80	(57.22)		2.97	2.49	(1.96)	160	1,491
Year Ended December 31, 2001	$76.50	(0.86	)(c)	(38.71)	(39.57)	—	—	—	$36.93	(51.73)		3.88	2.95	(1.87)	575	1,177
June 19, 2000 through December 31, 2000(d)	$200.00	(0.70	)(c)	(122.80)	(123.50)	—	—	—	$76.50	(61.75	)(e)	5.93	2.92	(1.09)	228	1,088	(e)
Telecommunications UltraSector ProFund(g)
Year Ended December 31, 2003	$16.75	0.30	(c)	(0.36)	(0.06)	(0.11)	—	(0.11)	$16.58	(0.33)%		4.22%	2.95%	1.78%	$1,469	3,034%
Year Ended December 31, 2002	$37.09	(0.26	)(c)	(20.08)	(20.34)	—	—	—	$16.75	(54.84)		3.99	2.93	(1.41)	340	3,606
Year Ended December 31, 2001	$50.80	2.06	(c)	(15.77)	(13.71)	—	—	—	$37.09	(26.99)		4.71	2.95	4.13	165	2,713
June 19, 2000 through December 31, 2000(d)	$100.00	0.45	(c)	(49.65)	(49.20)	—	—	—	$50.80	(49.20	)(e)	5.38	2.60	1.21	154	1,515	(e)

(a)	Annualized for periods less than one year.
(b)	Portfolio turnover rate is calculated on the basis of the fund as a whole without distinguishing between the classes of shares issued and without regard to instruments (including options, swap agreements and futures contracts) having a maturity of less than one year.
(c)	Per share net investment income (loss) has been calculated using the daily average shares method.
(d)	Period from commencement of operations.
(e)	Not annualized for periods less than one year.
(f)	Adjusted for 1:10 reverse stock split that occurred on April 27, 2001.
(g)	Adjusted for 1:5 reverse stock split that occurred on October 12, 2001.

See accompanying notes to the financial statements.

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Financial Highlights

Selected data for a share of beneficial interest outstanding throughout the periods indicated.

		Investment Activities				Distributions to Shareholders From							Ratios to Average Net Assets						Supplemental Data
Service Class	Net Asset Value, Beginning of Period	Net Investment Income (Loss)		Net Realized and Unrealized Gains (Losses) on Investments	Total from Investment Activities	Net Investment Income	Net Realized Gains on Investments	Return of Capital	Total Distributions	Net Asset Value, End of Period	Total Return		Gross Expenses(a)		Net Expenses(a)		Net Investment Income (Loss)(a)		Net Assets, End of Period (000’s)	Portfolio Turnover Rate(b)
Utilities UltraSector ProFund
Year Ended December 31, 2003	$9.83	0.01	(c)	2.78	2.79	—	—	—	—	$12.62	28.38%		3.17%		2.95%		0.09%		$2,353	2,402%
Year Ended December 31, 2002	$15.95	—	(c),(d)	(5.99)	(5.99)	(0.13)	—	—	(0.13)	$9.83	(37.53)		3.65		2.95		(0.03)		3,247	2,370
Year Ended December 31, 2001	$28.02	0.10	(c)	(12.17)	(12.07)	—	—	—	—	$15.95	(43.08)		6.52		2.95		0.44		664	3,101
July 26, 2000 through December 31, 2000(e)	$20.00	0.28	(c)	7.74	8.02	—	—	—	—	$28.02	40.10	(f)	3.74		2.92		2.52		1,912	1,811	(f)
Wireless Communications UltraSector ProFund(g)
Year Ended December 31, 2003	$6.37	(0.17	)(c)	4.18 (h)	4.01	—	—	—	—	$10.38	62.95%		3.15%		2.94%		(2.16)%		$566	2,818%
Year Ended December 31, 2002	$32.69	(0.11	)(c)	(26.21)	(26.32)	—	—	—	—	$6.37	(80.51)		3.26		2.90		(1.34)		250	3,129
Year Ended December 31, 2001	$56.80	(0.78	)(c)	(23.33)	(24.11)	—	—	—	—	$32.69	(42.45)		4.34		2.95		(1.37)		101	2,512
June 19, 2000 through December 31, 2000(e)	$200.00	(0.50	)(c)	(142.70)	(143.20)	—	—	—	—	$56.80	(71.60	)(f)	4.56		2.91		(0.92)		174	2,165	(f)
U.S. Government Plus ProFund
Year Ended December 31, 2003	$33.76	(0.12	)(c)	(1.26)	(1.38)	(0.14)	—	(0.91)	(1.05)	$31.33	(4.17)%		2.57%		2.57%		(0.37)%		$1,430	3,932%
May 1, 2002 through December 31, 2002(e)	$30.00	(0.14	)(c)	4.99	4.85	(0.63)	(0.46)	—	(1.09)	$33.76	16.27	(f)	2.92		2.69		(0.61)		9,215	836	(f)
Rising Rates Opportunity ProFund
Year Ended December 31, 2003	$24.50	(0.39	)(c)	(0.74)	(1.13)	—	—	—	—	$23.37	(4.61)%		2.57%		2.57%		(1.61)%		$20,423	—
May 1, 2002 through December 31, 2002(e)	$30.00	(0.27	)(c)	(5.23)	(5.50)	—	—	—	—	$24.50	(18.33	)(f)	2.94		2.94		(1.56)		1,956	—	(f)
Money Market ProFund
Year Ended December 31, 2003	$1.000	—	(i),(j)	— (j)	— (j)	— (j)	—	—	— (j)	$1.000	0.05%		1.18	%(i)	1.18	%(i)	0.06	%(i)	$105,320	—
Year Ended December 31, 2002	$1.000	0.001	(c),(i)	—	0.001	(0.001)	—	—	(0.001)	$1.000	0.06		1.78	(i)	1.72	(i)	0.06	(i)	173,646	—
Year Ended December 31, 2001	$1.000	0.022	(i)	—	0.022	(0.022)	—	—	(0.022)	$1.000	2.26		2.06	(i)	2.06	(i)	2.39	(i)	100,175	—
Year Ended December 31, 2000	$1.000	0.046	(i)	—	0.046	(0.046)	—	—	(0.046)	$1.000	4.69		1.85	(i)	1.85	(i)	4.65	(i)	165,838	—
Year Ended December 31, 1999	$1.000	0.034	(i)	—	0.034	(0.034)	—	—	(0.034)	$1.000	3.44		1.83	(i)	1.83	(i)	3.45	(i)	107,944	—

(a)	Annualized for periods less than one year.
(b)	Portfolio turnover rate is calculated on the basis of the fund as a whole without distinguishing between the classes of shares issued and without regard to instruments (including options, swap agreements and futures contracts) having a maturity of less than one year.
(c)	Per share net investment income (loss) has been calculated using the daily average shares method.
(d)	Amount is less than $0.005.
(e)	Period from Commencement of operations.
(f)	Not annualized for periods less than one year.
(g)	Adjusted for 1:10 reverse stock split that occurred on April 27, 2001.
(h)	The amount shown for a share outstanding throughout the period does not accord with the change in aggregate gains and losses in the portfolio of securities during the period because of the timing of sales and purchases of fund shares in relation to fluctuating market values during the period.
(i)	Per share amounts and percentages include the expense allocation of the Scudder Cash Management Portfolio Master Fund.
(j)	Amount is less than $0.0005.

See accompanying notes to the financial statements.

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Notes to Financial Statements

December 31, 2003

1.	Organization

ProFunds (the “Trust”) is registered as an open-end investment company under the Investment Company Act of 1940 (the “1940 Act”). The Trust was organized as a Delaware business trust (now referred to as a Delaware statutory trust) on April 17, 1997, and has authorized capital of unlimited shares of beneficial interest of no par value which may be issued in more than one class or series. ProFund Advisors LLC (the “Advisor”) serves as the investment advisor for each of the ProFunds. Deutsche Asset Management, Inc. is the investment advisor to the Portfolio in which the Money Market ProFund invests. BISYS Fund Services Limited Partnership (“BISYS”), a wholly owned subsidiary of The BISYS Group, Inc., acts as the Trust’s administrator (the “Administrator”). These accompanying financial statements relate to the following portfolios of the Trust: Bull ProFund, Mid-Cap ProFund, Small-Cap ProFund, OTC ProFund, Large-Cap Value ProFund, Large-Cap Growth ProFund, Mid-Cap Value ProFund, Mid-Cap Growth ProFund, Small-Cap Value ProFund, Small-Cap Growth ProFund, Europe 30 ProFund, UltraBull ProFund, UltraMid-Cap ProFund, UltraSmall-Cap ProFund, UltraDow 30 ProFund, UltraOTC ProFund, UltraJapan ProFund, Bear ProFund, Short Small-Cap ProFund, Short OTC ProFund, UltraBear ProFund, UltraShort OTC ProFund, Banks UltraSector ProFund, Basic Materials UltraSector ProFund, Biotechnology UltraSector ProFund, Energy UltraSector ProFund, Financial UltraSector ProFund, Healthcare UltraSector ProFund, Internet UltraSector ProFund, Pharmaceuticals UltraSector ProFund, Precious Metals UltraSector ProFund, Real Estate UltraSector ProFund, Semiconductor UltraSector ProFund, Technology UltraSector ProFund, Telecommunications UltraSector ProFund, Utilities UltraSector ProFund, Wireless Communications UltraSector ProFund, U.S. Government Plus ProFund, Rising Rates Opportunity ProFund and Money Market ProFund (collectively, the “ProFunds” and individually, a “ProFund”). The ProFunds, excluding the Money Market ProFund, are referred to as the “non-money market ProFunds”. Each non-money market ProFund is a “non-diversified” series of the Trust pursuant to the 1940 Act. Each ProFund offers two classes of shares: the Investor Class and the Service Class. The Money Market ProFund seeks to achieve its objective by investing all of its assets in the Scudder Cash Management Portfolio (the “Portfolio”), an open-end management investment company that has the same investment objectives as the Money Market ProFund. The percentage of the Portfolio owned by the Money Market ProFund as of December 31, 2003 was approximately 4.0%. The financial statements of the Portfolio, including its schedule of portfolio investments, are included in this report and should be read in conjunction with the Money Market ProFund’s financial statements.

2.	Significant Accounting Policies

The following is a summary of significant accounting policies followed by each ProFund in preparation of its financial statements. These policies are in conformity with accounting principles generally accepted in the United States of America. The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. The actual results could differ from those estimates.

Security Valuation

The securities in the portfolio of a non-money market ProFund, except as otherwise noted, that are listed or traded on a stock exchange or the NASDAQ National Market System (“NASDAQ/NMS”), are valued at the closing price, if available, on the exchange or market where the security is principally traded. Prices are provided by a third party pricing service. With respect to securities traded on the NASDAQ/NMS, such closing price shall be the Nasdaq Official Closing Price (“NOCP”). If there have been no sales for that day on the exchange or system where the security is principally traded, then the value may be determined with reference to the last sale price, or the NOCP, if applicable, on any other exchange or system. If there have been no sales for that day on any exchange or system, a security is valued at the mean between the closing bid and asked quotes on the exchange or system where the security is principally traded, or at the NOCP, if applicable, or at some other price that the Advisor deems appropriate. Securities regularly traded in the OTC markets (other than the NASDAQ/NMS) are valued on the basis of the mean between the bid and asked quotes based upon quotes furnished by primary market makers for those instruments. Short-term debt securities maturing in sixty days or less are generally valued at amortized cost, which approximates market value.

For the non-money market ProFunds, futures contracts and options on securities, indices and futures contracts are generally valued at their last sale price prior to the time at which the net asset value per share of a class of shares of a ProFund is determined. If there was no sale on that day, exchange-traded options will be valued at the last bid quote, options traded in the OTC market will be valued at the average of the last bid quotes as obtained from two or more dealers (unless there is only one dealer, in which case that dealer’s quote is used), and futures contracts will be valued at their last sale price prior to that time at which the ProFund determines its net asset value unless there was no sale on that day, in which case the value of a futures contract purchased by a ProFund will be valued at the last bid quote (if purchased by a ProFund) or the last asked quote (if sold by a ProFund). Valuation of certain derivatives is performed using procedures approved by the Trust’s Board of Trustees.

When the Advisor determines that the price of a security is not readily available, it may in good faith, establish a fair value for that security in accordance with procedures established by and under the general supervision and responsibility of the Trust’s Board of Trustees.

Repurchase Agreements

Under a repurchase agreement, a ProFund purchases a debt security and simultaneously agrees to sell the security back to the seller at a mutually agreed-upon future price and date, normally one day or a few days later. The resale

138

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December 31, 2003

price is greater than the purchase price, reflecting an agreed-upon market interest rate during the purchaser’s holding period. While the maturities of the underlying securities in repurchase transactions may be more than one year, the term of each repurchase agreement will always be less than one year. A ProFund will enter into repurchase agreements only with large, well-capitalized and well-established financial institutions. The creditworthiness of each of the firms which is a party to a repurchase agreement with the non-money market ProFunds will be monitored by the Advisor.

The ProFunds require that the securities received as collateral in a repurchase agreement transaction be transferred to the custodian in a manner sufficient to enable the ProFund to obtain those securities in the event of a counterparty default. The seller, under the repurchase agreement, is required to maintain the value of the securities held at not less than the repurchase price, including accrued interest. In the event of a default or bankruptcy by a selling financial institution, a ProFund will seek to liquidate such collateral which could involve certain costs or delays and, to the extent that proceeds from any sale upon a default of the obligation to repurchase were less than the repurchase price, the ProFund could suffer a loss.

Short Sales

The non-money market ProFunds may engage in short sales. When a ProFund engages in a short sale, the ProFund records a liability for securities sold short and records an asset equal to the proceeds received. The amount of the liability is subsequently marked to market to reflect the market value of the securities sold short. The ProFund may also incur dividend expense if a security that has been sold short declares a dividend. The ProFund maintains a segregated account of securities as collateral for outstanding short sales. The ProFund is exposed to market risk based on the amount, if any, that the market value of the securities sold short exceeds the proceeds received.

Short sales involve elements of market risk and exposure to loss in excess of the amounts reflected on the Statements of Assets and Liabilities. This risk is potentially unlimited, as a ProFund that sells a security short without hedging will be exposed to any market value increase in the security sold short.

Futures Contracts

The non-money market ProFunds may purchase or sell stock index futures contracts and options thereon as a substitute for a comparable market position in the underlying securities or to satisfy regulatory requirements. A futures contract generally obligates the seller to deliver (and the purchaser to take delivery of) the specified commodity on the expiration date of the contract. A stock index futures contract obligates the seller to deliver (and the purchaser to take) an amount of cash equal to a specific dollar amount multiplied by the difference between the final settlement price of a specific stock index futures contract and the price at which the agreement is made. No physical delivery of the underlying stocks in the index is made. Futures contracts may also be closed by entering into an offsetting transaction prior to settlement. Upon entering into a contract, the ProFund is required to deposit and maintain as collateral such initial margin as required by the exchange on which the transaction is effected. A portion of the initial margin is reflected on the Statement of Assets and Liabilities as segregated cash balances with brokers for futures contracts and is restricted as to its use. Pursuant to the contract, the ProFund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the ProFund as unrealized gains or losses. The ProFund will realize a gain or loss upon closing of a futures transaction.

Futures contracts involve, to varying degrees, elements of market risk and exposure to loss in excess of the amount reflected in the Statements of Assets and Liabilities. The face or contract amounts reflect the extent of the total exposure each ProFund has in the particular classes of instruments. The primary risks associated with the use of futures contracts are imperfect correlation between movements in the price of the futures and the marker value of the underlying securities and the possibility of an illiquid market for a futures contract.

Index Options and Options on Futures Contracts

The non-money market ProFunds may purchase and write options on stock indexes to create investment exposure consistent with their investment objectives, hedge or limit the exposure of their positions and create synthetic money market positions. A stock index fluctuates with changes in the market values of the stocks included in the index. Options on stock indexes give the holder the right to receive an amount of cash upon exercise of the option. Receipt of this cash amount will depend upon the closing level of the stock index upon which the option is based being greater than (in the case of a call) or less than (in the case of a put) the exercise price of the option. The amount of cash received, if any, will be the difference between the closing price of the index and the exercise price of the option multiplied by a specified dollar multiple. All settlements of index options transactions are in cash. Put and call options purchased are accounted for in the same manner as portfolio securities. For options on futures contracts, the cost of securities acquired through the exercise of call options is increased by premiums paid. The proceeds from securities sold through the exercise of put options are decreased by the premiums paid. Options are valued daily and unrealized appreciation or depreciation is recorded. The ProFund will realize a gain or loss upon the expiration or closing of the option transaction.

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December 31, 2003

Index options and options on futures contracts are subject to substantial risks. The primary risks include the risk of imperfect correlation between the option price and the value of the underlying securities composing the stock index selected and the possibility of an illiquid market for the options or the inability of counterparties to perform.

Foreign Currency Transactions

The accounting records of the ProFunds are maintained in U.S. dollars. Financial instruments and other assets and liabilities of a ProFund denominated in a foreign currency, if any, are translated into U.S. dollars at current exchange rates. Purchases and sales of financial instruments, income receipts and expense payments are translated into U.S. dollars at the exchange rate on the date of the transaction. The ProFunds do not isolate that portion of the results of operations resulting from changes in foreign exchange rates from those resulting from changes in market values of financial instruments. Such fluctuations are included with the net realized and unrealized gains or losses from investments. Realized foreign exchange gains or losses arise from transactions in financial instruments and foreign currencies, currency exchange fluctuations between the trade and settlement date of such transactions, and the difference between the amount of assets and liabilities recorded and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, including financial instruments, resulting from changes in currency exchange rates.

Swap Agreements

The non-money market ProFunds may enter into total return swap agreements for purposes of pursuing their investment objectives or as a substitute for investing directly in securities, or to manage exposure to a market or security. Swap agreements are two-party contracts for periods ranging from a day to more than one year. In a standard “swap” transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. The amount to be exchanged or “swapped” between the parties is calculated with respect to a “notional amount,” e.g., the return on or increase in value of a particular dollar amount invested in a “basket” of securities. Most swap agreements entered into by the ProFunds calculate the obligations of the parties to the agreement on a “net basis”. Consequently, a ProFund’s current obligations (or rights) under a swap agreement will generally be equal only to the net amount to be paid or received under the contract based on the relative values of such obligations (or rights) (the “net amount”). A ProFund’s current obligations under a swap agreement are accrued daily (offset against any amounts owing to the ProFund) and any accrued but unpaid net amounts owed to a swap counterparty are covered by segregated assets.

In a “long” swap agreement, the counterparty will generally agree to pay the ProFund the amount, if any, by which the notional amount of the swap agreement would have increased in value had it been invested in the particular instruments, plus the dividends or interest that would have been received on those instruments. The ProFund will agree to pay to the counterparty a floating rate of interest on the notional amount of the swap agreement plus the amount, if any, by which the notional amount would have decreased in value had it been invested in such instruments plus, in certain instances, commissions or trading spreads on the notional amount. Therefore, the return to the ProFund on a long swap agreement should be the gain or loss on the notional amount plus dividends or interest on the instruments less the interest paid by the ProFund on the notional amount. Payments may be made at the conclusion of a swap agreement or periodically during its term. Swap agreements do not involve the delivery of securities or other underlying instruments. The net amount of the excess, if any, of a ProFund’s obligations over its entitlements with respect to each swap is accrued on a daily basis and an amount of cash or liquid assets, having an aggregate net asset value at least equal to such accrued excess is maintained in a segregated account by a ProFund’s custodian. Until a swap agreement is settled in cash, the gain or loss on the notional amount plus dividends or interest on the instruments less the interest paid by the ProFund on the notional amount are recorded as “unrealized gains or losses on swap agreements” and when cash is exchanged, the gain or loss realized is recorded as “realized gains or losses on swap agreements”. Swap agreements are collateralized by the securities and cash of each particular ProFund.

The non-money market ProFunds may enter into swap agreements that provide the opposite return of their benchmark index or security (“short” the index or security). Their operations is similar to that of the swaps disclosed above except that the counterparty pays interest to the ProFund on the notional amount outstanding and that dividends or interest on the underlying instruments reduce the value of the swap, plus, in certain instances, the ProFund will agree to pay to the counterparty commissions or trading spreads on the notional amount. These amounts are netted with any unrealized appreciation or depreciation to determine the value of the swap.

Swap agreements involve, to varying degrees, elements of market risk and exposure to loss in excess of the amount reflected in the Statements of Assets and Liabilities. The notional amounts reflect the extent of the total investment exposure each ProFund has under the swap agreement. The primary risks associated with the use of swap agreements are imperfect correlation between movements in the notional amount and the price of the underlying investments and the inability of counterparties to perform. A ProFund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty.

Securities Transactions and Related Income

Securities transactions are accounted for on the date the security is purchased or sold (trade date). Interest income is recognized on the accrual basis and includes, where applicable, the amortization of premium or discount. Dividend

140

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Notes to Financial Statements (continued)

December 31, 2003

income is recorded on the ex-dividend date. Gains or losses realized on sales of securities are determined by comparing the identified cost of the security lot sold with the net sales proceeds.

Allocations

Expenses directly attributable to a ProFund are charged to the ProFund, while expenses which are attributable to more than one ProFund are allocated among the respective ProFunds based upon relative net assets or another appropriate basis.

The investment income and expenses of a ProFund (other than class specific expenses charged to a class) and realized and unrealized gains and losses on investments of a ProFund are allocated to each class of shares based upon relative net assets on the date income is earned or expenses and realized and unrealized gains and losses are incurred.

The Money Market ProFund records daily its proportionate share of the Portfolio’s income, expenses and realized and unrealized gains and losses. In addition, the Money Market ProFund accrues its own expenses.

Distributions to Shareholders

Each of the ProFunds (except Money Market ProFund, U.S. Government Plus ProFund and Real Estate UltraSector ProFund) intends to declare and distribute net investment income at least annually. Money Market ProFund and U.S. Government Plus ProFund declare dividends from net investment income daily and pay the dividends on a monthly basis. Real Estate UltraSector ProFund declares and pays dividends from net investment income quarterly. Net realized capital gains, if any, will be distributed annually.

The amount of distributions from net investment income and net realized gains are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles. These “book/tax” differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences do not require a reclassification. The non-money market ProFunds utilize equalization accounting for tax purposes and designate earnings and profits, including net realized gains distributed to shareholders on redemption of shares, as a part of the dividends paid deduction for income tax purposes. The Mid-Cap ProFund, Small-Cap ProFund, OTC ProFund, Large-Cap Value ProFund, Large-Cap Growth ProFund, Mid-Cap Value ProFund, Mid-Cap Growth ProFund, Small-Cap Value ProFund, Small-Cap Growth ProFund, UltraMid-Cap ProFund, UltraSmall-Cap ProFund, UltraDow 30 ProFund, Short Small-Cap ProFund, Short OTC ProFund, Banks UltraSector ProFund, Basic Materials UltraSector ProFund, Biotechnology UltraSector ProFund, Energy UltraSector ProFund, Financial UltraSector ProFund, Healthcare UltraSector ProFund, Internet UltraSector ProFunds, Pharmaceuticals UltraSector ProFund, Precious Metals UltraSector ProFund, Real Estate UltraSector ProFund, Semiconductor UltraSector ProFund, Technology UltraSector ProFunds, Telecommunications UltraSector ProFund, Utilities UltraSector ProFund, Wireless Communications UltraSector ProFund, U.S. Government Plus ProFund and Rising Rates Opportunity ProFund have a tax fiscal year end of October 31st. The remaining ProFunds use the calendar year end.

Federal Income Taxes

Each of the ProFunds intends to qualify each year as a regulated investment company (a “RIC”) under Subchapter M of the Internal Revenue Code of 1986, as amended. A RIC generally is not subject to federal income tax on income and gains distributed in a timely manner to its shareholders. The ProFunds intend to make timely distributions in order to avoid tax liability. The Portfolio is considered a Partnership under the Internal Revenue Code. Therefore, no federal income tax provision is necessary.

3.	Fees and Transactions with Affiliates

The ProFunds have entered into an Investment Advisory Agreement with the Advisor. Under this agreement the non-money market ProFunds (excluding OTC ProFund, UltraJapan ProFund and U.S. Government Plus ProFund) each pay the Advisor a fee at an annualized rate, based on the average daily net assets of each respective ProFund of 0.75%. The OTC ProFund pays the Advisor a fee at an annualized rate, based on the average daily net assets, of 0.70%. The UltraJapan ProFund pays the Advisor a fee at an annualized rate, based on the average daily net assets, of 0.90%. The U.S. Government Plus ProFund pays the Advisor a fee at an annualized rate, based on the average daily net assets, of 0.50%.

For its services as Administrator, the Trust paid BISYS an annual fee based on the following schedule of average net assets: 0.05% of average net assets from $0 to $2 billion, 0.04% on the next $3 billion of average net assets, 0.03% on the next $5 billion of average net assets, and 0.02% of average net assets over $10 billion. ProFunds Distributors, Inc., an affiliate of BISYS, serves as the Trust’s distributor and principal underwriter and receives no compensation from the ProFunds for such services. BISYS Fund Services, Inc., also an affiliate of BISYS, acts as transfer agent for the ProFunds and fund accounting agent for the non-money market ProFunds for which it receives additional fees.

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Notes to Financial Statements (continued)

December 31, 2003

ProFund Advisors LLC, pursuant to a separate Management Services Agreement, performs certain client support services and other administrative services on behalf of the ProFunds. For these services, each non-money market ProFund pays the Advisor a fee at the annual rate of 0.15% of its average daily net assets. Under this agreement, the Advisor may receive 0.35% of the Money Market ProFund’s average daily net assets for providing feeder fund management and administrative services to the Money Market ProFund.

Under a Distribution and Service Plan, adopted by the Board of Trustees pursuant to Rule 12b-1 under the 1940 Act, each ProFund may pay financial intermediaries such as broker-dealers, investment advisers (“Authorized Firms”) and ProFunds Distributors, Inc. up to 1.00%, on an annualized basis, of average daily net assets attributable to Service Class shares as reimbursement or compensation for distribution-related activities and/or shareholder services with respect to Service Class shares. Under the Distribution and Service Plan, the Trust or ProFunds Distributors, Inc. may enter into agreements (“Distribution and Service Agreements”) with Authorized Firms that purchase Service Class shares on behalf of their clients. The Distribution and Service Agreements will provide for compensation to the Authorized Firms in an amount up to 1.00% (on an annual basis) of the average daily net assets of the Service Class shares of the applicable ProFund attributable to, or held in the name of the Authorized Firm for, its clients. The ProFunds may pay different service fee amounts to Authorized Firms, which may provide different levels of services to their clients or customers.

During the period ended December 31, 2003, the Money Market ProFund paid an amount less than 1.00% on an annualized basis of the average daily net assets attributed to Service Class shares as reimbursement or compensation for distribution-related activities and/or shareholder services with respect to Service Class shares. Had the Money Market ProFund paid an amount equal to 1.00% of the average daily net assets attributable to Service Class shares, the Distribution and Service Fees would have been $1,448,269 for the year ended December 31, 2003.

Certain Officers and a Trustee of the Trust are affiliated with the Advisor or the Administrator. Such Officers and Trustee receive no compensation from the ProFunds for serving in their respective roles. Each of the two Non-Interested Trustees were compensated $10,500 ($21,000 total) in meeting and retainer fees during the year ended December 31, 2003. Effective January 1, 2004, each Non-Interested Trustee will be compensated $10,000 per year, plus a maximum of $2,500 for each Board meeting.

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December 31, 2003

The Advisor has contractually agreed to waive advisory and management services fees, and if necessary, reimburse certain other expenses of the ProFunds for the year ending December 31, 2003 in order to limit the annual operating expenses as follows:

	Investor Class	Service Class
Bull ProFund	1.95%	2.95%
Mid-Cap ProFund	1.95%	2.95%
Small-Cap ProFund	1.95%	2.95%
OTC ProFund	1.95%	2.95%
Large-Cap Value ProFund	1.95%	2.95%
Large-Cap Growth ProFund	1.95%	2.95%
Mid-Cap Value ProFund	1.95%	2.95%
Mid-Cap Growth ProFund	1.95%	2.95%
Small-Cap Value ProFund	1.95%	2.95%
Small-Cap Growth ProFund	1.95%	2.95%
Europe 30 ProFund	1.95%	2.95%
UltraBull ProFund	1.95%	2.95%
UltraMid-Cap ProFund	1.95%	2.95%
UltraSmall-Cap ProFund	1.95%	2.95%
UltraDow 30 ProFund	1.95%	2.95%
UltraOTC ProFund	1.95%	2.95%
UltraJapan ProFund	1.95%	2.95%
Bear ProFund	1.95%	2.95%
Short Small-Cap ProFund	1.95%	2.95%
Short OTC ProFund	1.95%	2.95%
UltraBear ProFund	1.95%	2.95%
UltraShort OTC ProFund	1.95%	2.95%
Banks UltraSector ProFund	1.95%	2.95%
Basic Materials UltraSector ProFund	1.95%	2.95%
Biotechnology UltraSector ProFund	1.95%	2.95%
Energy UltraSector ProFund	1.95%	2.95%
Financial UltraSector ProFund	1.95%	2.95%
Healthcare UltraSector ProFund	1.95%	2.95%
Internet UltraSector ProFund	1.95%	2.95%
Pharmaceuticals UltraSector ProFund	1.95%	2.95%
Precious Metals UltraSector ProFund	1.95%	2.95%
Real Estate UltraSector ProFund	1.95%	2.95%
Semiconductor UltraSector ProFund	1.95%	2.95%
Technology UltraSector ProFund	1.95%	2.95%
Telecommunications UltraSector ProFund	1.95%	2.95%
Utilities UltraSector ProFund	1.95%	2.95%
Wireless Communications UltraSector ProFund	1.95%	2.95%
U.S. Government Plus ProFund	1.70%	2.70%
Rising Rates Opportunity ProFund	1.95%	2.95%

143

PROFUNDS

Notes to Financial Statements (continued)

December 31, 2003

The Advisor may recoup the advisory and management services fees waived or limited and other expenses reimbursed by it within three years from the fiscal year in which they were taken. Such repayments shall be made monthly, but only to the extent that such repayments would not cause annualized operating expenses of the ProFund to exceed any expense limitation in place at that time. The Advisor voluntarily waived additional fees during the year ended December 31, 2003. As of December 31, 2003, the reimbursement that may potentially be made by the ProFunds are as follows:

	Expires 2004	Expires 2005	Expires 2006
Mid-Cap ProFund	$23,183	$48,238	$—
OTC ProFund	16,772	—	—
Large-Cap Value ProFund	—	—	21,354
Mid-Cap Value ProFund	—	19,338	—
Mid-Cap Growth ProFund	—	40,346	15,904
Small-Cap Growth ProFund	—	41,424	—
Europe 30 ProFund	71,508	18,691	—
UltraMid-Cap ProFund	46,469	45,766	—
UltraDow 30 ProFund	—	11,224	—
UltraJapan ProFund	18,779	37,655	—
Bear ProFund	9,671	—	—
Short OTC ProFund	—	9,406	—
Banks UltraSector ProFund	5,087	44,063	36,518
Basic Materials UltraSector ProFund	7,074	57,167	14,154
Biotechnology UltraSector ProFund	46,884	47,051	—
Energy UltraSector ProFund	47,527	31,685	9,596
Financial UltraSector ProFund	56,852	33,193	17,346
Healthcare UltraSector ProFund	34,448	42,551	37,216
Internet UltraSector ProFund	42,216	20,620	—
Pharmaceuticals UltraSector ProFund	22,448	38,251	11,723
Precious Metals UltraSector ProFund	—	21,246	—
Real Estate UltraSector ProFund	5,325	23,454	—
Semiconductor UltraSector ProFund	50,804	31,258	—
Technology UltraSector ProFund	42,984	29,917	15,830
Telecommunications UltraSector ProFund	45,544	18,182	25,088
Utilities UltraSector ProFund	60,354	22,254	16,827
Wireless Communications UltraSector ProFund	40,103	13,318	11,930
U.S. Government Plus ProFund	—	11,913	—

144

PROFUNDS

Notes to Financial Statements (continued)

December 31, 2003

4.	Securities Transactions

The cost of security purchases and the proceeds from the sale of securities (excluding securities maturing less than one year from acquisition) during the year ended December 31, 2003 were as follows:

	Purchases	Sales
Bull ProFund	$402,978,758	$405,853,383
Mid-Cap ProFund	132,746,597	81,621,760
Small-Cap ProFund	311,255,104	159,795,689
OTC ProFund	883,371,362	931,079,858
Large-Cap Value ProFund	256,485,776	276,737,732
Large-Cap Growth ProFund	129,366,588	164,403,900
Mid-Cap Value ProFund	298,349,595	208,919,682
Mid-Cap Growth ProFund	188,651,104	187,069,414
Small-Cap Value ProFund	424,990,462	321,773,151
Small-Cap Growth ProFund	389,223,200	382,789,717
Europe 30 ProFund	194,490,668	172,011,177
UltraBull ProFund	527,234,598	488,729,507
UltraMid-Cap ProFund	174,860,710	146,647,526
UltraSmall-Cap ProFund	283,293,658	188,354,134
UltraDow 30 ProFund	195,708,901	175,472,497
UltraOTC ProFund	767,239,776	593,070,486
Banks UltraSector ProFund	18,263,737	17,108,082
Basic Materials UltraSector ProFund	99,893,451	68,828,509
Biotechnology UltraSector ProFund	174,005,020	171,120,836
Energy UltraSector ProFund	132,728,517	106,381,434
Financial UltraSector ProFund	86,718,856	84,773,557
Healthcare UltraSector ProFund	33,057,321	30,544,791
Internet UltraSector ProFund	189,353,492	166,836,832
Pharmaceuticals UltraSector ProFund	124,865,800	119,404,499
Real Estate UltraSector ProFund	234,575,314	222,731,679
Semiconductor UltraSector ProFund	205,036,414	176,351,718
Technology UltraSector ProFund	70,259,761	67,561,715
Telecommunications UltraSector ProFund	43,780,125	42,941,445
Utilities UltraSector ProFund	119,504,780	116,164,166
Wireless Communications UltraSector ProFund	113,532,792	108,180,943
U.S. Government Plus ProFund	114,803,738	112,123,347

5.	Concentration Risk

Each UltraSector ProFund may maintain exposure to issuers conducting business in a specific market sector or industry sector. These ProFunds are subject to the risk that those issuers (or that market sector or industry) will perform poorly, and the ProFunds will be negatively impacted by that poor performance. Each of Large-Cap Value, Large-Cap Growth, Europe 30, UltraDow 30, U.S. Government Plus, Short OTC, Short Small-Cap and Rising Rates Opportunity ProFund may concentrate its investments in a particular industry or group of industries to approximately the same extent as its benchmark index or security is so concentrated.

145

PROFUNDS

Notes to Financial Statements (continued)

December 31, 2003

6.	Federal Income Tax Information

As of the latest tax year end of December 31, 2003 (except as noted below), the following ProFunds had net capital loss carryforwards to offset future net capital gains, if any, to the extent provided by the Treasury regulations. To the extent that these carryovers are used to offset future capital gains, it is probable that the gains so offset will not be distributed to shareholders:

	Expires 2007	Expires 2008	Expires 2009	Expires 2010	Expires 2011	Total
Bull ProFund	$—	$—	$9,258,549	$1,992,681	$16,069,051	$27,320,281
Large-CapValue ProFund*	—	—	—	—	7,381,990	7,381,990
Mid-Cap Value ProFund*	—	—	—	248,374	—	248,374
Mid-Cap Growth ProFund*	—	—	—	—	153,036	153,036
Europe 30 ProFund	—	1,270,802	2,017,827	367,681	150,951	3,807,261
UltraBull ProFund	—	6,257,921	40,440,048	40,128,771	—	86,826,740
UltraMid-Cap ProFund*	—	369,579	24,122,480	9,759,870	4,387,266	38,639,195
UltraSmall-Cap ProFund*	—	—	—	27,861,761	—	27,861,761
UltraOTC ProFund	—	68,463,350	816,164,498	463,333,932	100,222,717	1,448,184,497
UltraJapan ProFund	—	272,628	4,957,917	12,191,300	—	17,421,845
Bear ProFund	—	—	—	—	17,600,174	17,600,174
Short Small-Cap ProFund*	—	—	—	—	23,029,868	23,029,868
Short OTC ProFund*	—	—	—	202,576	12,957,772	13,160,348
UltraBear ProFund	—	9,179,616	—	—	71,819,337	80,998,953
UltraShort OTC ProFund	41,464,281	58,870,280	—	—	121,462,348	221,796,909
Banks UltraSector ProFund*	—	—	—	—	103,765	103,765
Basic Materials UltraSector ProFund*	—	—	43,782	3,176,290	201,408	3,421,480
Biotechnology UltraSector ProFund*	—	801,852	6,914,824	5,470,800	663,988	13,851,464
Energy UltraSector ProFund*	—	506,323	3,368,358	1,078,520	18,074	4,971,275
Financial UltraSector ProFund*	—	2,513,967	5,060,053	404,797	868,632	8,847,449
Healthcare UltraSector ProFund*	—	609,072	1,079,973	5,272,420	577,068	7,538,533
Internet UltraSector ProFund*	—	—	506,890	4,387,428	—	4,894,318
Pharmaceuticals UltraSector ProFund*	—	1,785,536	1,213,236	1,731,479	2,203,059	6,933,310
Real Estate UltraSector ProFund*	—	905,981	957,144	2,553,791	—	4,416,916
Semiconductor UltraSector ProFund*	—	—	1,714,066	3,163,744	—	4,877,810
Technology UltraSector ProFund*	—	—	5,347,337	3,453,943	—	8,801,280
Telecommunications UltraSector ProFund*	—	21,460	3,178,288	355,821	1,612,185	5,167,754
Utilities UltraSector ProFund*	—	—	1,480,771	579,635	—	2,060,406
Wireless Communications UltraSector ProFund*	—	603,778	5,474,258	2,323,178	6,366,011	14,767,225
U.S. Government Plus ProFund*	—	—	—	—	2,091,188	2,091,188

* Information reflected as of the ProFund's tax year end of October 31, 2003.

146

PROFUNDS

Notes to Financial Statements (continued)

December 31, 2003

Under current tax law, capital and foreign currency losses realized after October 31 may be deferred and treated as occurring on the first business day of the following fiscal year. The following Funds had deferred losses, which will be treated as arising on the first day of the fiscal year ended December 31, 2004:

Post-October Losses
UltraOTC ProFund	$10,044,573
UltraJapan ProFund	695,767
Bear ProFund	2,455,122
UltraBear ProFund	14,040,370
UltraShort OTC ProFund	21,206,552

The tax characteristics of dividends paid to shareholders during the fiscal year ended December 31, 2003, were as follows:

	Distributions paid from		Total Taxable Distributions	Tax Return of Capital	Total Distributions Paid
	Ordinary Income	Net Long-Term Gains
Small-Cap ProFund	$3,506,151	$6,412,346	$9,918,497	$—	$9,918,497
OTC ProFund	2,423,887	626,221	3,050,108	—	3,050,108
Large-Cap Value ProFund	33,053	—	33,053	—	33,053
Large-Cap Growth ProFund	83,874	79,789	163,663	—	163,663
Mid-Cap Value ProFund	9,660	—	9,660	—	9,660
Small-Cap Value ProFund	221,457	—	221,457	—	221,457
Small-Cap Growth ProFund	43,979	—	43,979	—	43,979
Europe 30 ProFund	43,294	—	43,294	—	43,294
UltraDow 30 ProFund	20,858	—	20,858	—	20,858
UltraShort OTC ProFund	19,374	—	19,374	—	19,374
Banks UltraSector ProFund	212,849	—	212,849	—	212,849
Basic Materials UltraSector ProFund	22,315	—	22,315	—	22,315
Real Estate UltraSector ProFund	770,003	—	770,003	—	770,003
Telecommunications UltraSector ProFund	51,424	—	51,424	—	51,424
Utilities UltraSector ProFund	59,905	—	59,905	—	59,905
U.S. Government Plus ProFund	68,298	—	68,298	426,796	495,094
Money Market ProFund	1,292,959	—	1,292,959	—	1,292,959

The following ProFund’s net long-term capital gains distribution designated for federal income tax purposes differs from the amount above due to the utilization of earnings and profits distributed to shareholders upon redemption of shares.

Amount
Mid-Cap ProFund	$700,714

The tax characteristics of dividends paid to shareholders during the fiscal year ended December 31, 2002, were as follows:

	Distributions paid from		Total Taxable Distributions	Tax Return of Capital	Total Distributions Paid
	Ordinary Income	Net Long-Term Gains
Large-Cap Value ProFund	$654,631	$781	$655,412	$—	$655,412
Large-Cap Growth ProFund	7,030	781	7,811	—	7,811
Small-Cap Growth ProFund	918,790	—	918,790	—	918,790
UltraDow 30 ProFund	8,000	—	8,000	—	8,000
Short OTC ProFund	37,000	—	37,000	—	37,000
UltraBear ProFund	1,082	—	1,082	—	1,082
UltraShort OTC ProFund	3,673,000	—	3,673,000	—	3,673,000
Banks UltraSector ProFund	25,000	—	25,000	—	25,000
Financial UltraSector ProFund	1,499	—	1,499	—	1,499
Real Estate UltraSector ProFund	336,230	—	336,230	232,642	568,872
Utilities UltraSector ProFund	135,000	—	135,000	—	135,000
U.S. Government Plus ProFund	397,231	—	397,231	—	397,231
Money Market ProFund	3,966,396	—	3,966,396	—	3,966,396

147

PROFUNDS

Notes to Financial Statements (continued)

December 31, 2003

The following ProFund’s net long-term capital gains distribution designated for federal income tax purposes differs from the amount above due to the utilization of earnings and profits distributed to shareholders upon redemption of shares.

Amount
Short Small-Cap ProFund	$442,775

As of December 31, 2003, the components of accumulated earnings (deficit) on a tax basis were as follows:

	Undistributed Ordinary Income	Undistributed Long Term Capital Gains	Distributions Payable	Accumulated Capital and Other Losses	Unrealized Appreciation (Depreciation)	Total Accumulated Earnings (Deficit)
Bull ProFund	$—	$—	$—	$(27,320,281)	$(1,005,396)	$(28,325,677)
Mid-Cap ProFund	629,973	498,599	—	—	9,491,075	10,619,647
Small-Cap ProFund	3,535,592	2,214,117	—	—	8,665,206	14,414,915
OTC ProFund	1,634,536	—	—	(61,828)	12,861,645	14,434,353
Large-CapValue ProFund	(8,353)	—	—	(7,134,892)	970,602	(6,172,643)
Large-Cap Growth ProFund	2,582	5,966	—	—	672,285	680,833
Mid-Cap Value ProFund	1,494,673	35,062	—	—	9,004,325	10,534,060
Mid-Cap Growth ProFund	(28,442)	—	—	(601,876)	441,395	(188,923)
Small-Cap Value ProFund	1,539,684	127,356	—	—	8,436,024	10,103,064
Small-Cap Growth ProFund	(17,753)	—	—	(139,936)	2,853,598	2,695,909
Europe 30 ProFund	16,536	—	—	(3,807,261)	1,319,920	(2,470,805)
UltraBull ProFund	—	—	—	(86,826,740)	(28,822,674)	(115,649,414)
UltraMid-Cap ProFund	(100,553)	—	—	(36,823,244)	1,860,657	(35,063,140)
UltraSmall-Cap ProFund	(68,386)	—	—	(22,498,300)	9,420,027	(13,146,659)
UltraDow 30 ProFund	1,088,062	371,797		—	2,873,419	4,333,278
UltraOTC ProFund	—	—	—	(1,458,229,070)	(220,785,155)	(1,679,014,225)
UltraJapan ProFund	—	—	—	(18,117,612)	—	(18,117,612)
Bear ProFund	—	—	—	(20,055,296)	(432,001)	(20,487,297)
Short Small-Cap ProFund	(70,319)	—	—	(29,661,161)	(218,290)	(29,949,770)
Short OTC ProFund	525	—	—	(14,257,449)	(347,447)	(14,604,371)
UltraBear ProFund	—	—	—	(95,039,323)	(1,848,366)	(96,887,689)
UltraShort OTC ProFund	—	—	—	(243,003,461)	(4,351,102)	(247,354,563)
Banks UltraSector ProFund	2,460	—	—	—	191,900	194,360
Basic Materials UltraSector ProFund	(1,682)	—	—	(2,317,030)	1,779,513	(539,199)
Biotechnology UltraSector ProFund	(37,000)	—	—	(13,397,072)	(277,591)	(13,711,663)
Energy UltraSector ProFund	(8,303)	—	—	(3,177,581)	876,403	(2,309,481)
Financial UltraSector ProFund	(11,598)	—	—	(8,794,375)	(9,845)	(8,815,818)
Healthcare UltraSector ProFund	(2,354)	—	—	(7,413,800)	164,217	(7,251,937)
Internet UltraSector ProFund	(112,654)	—	—	(3,854,993)	2,693,916	(1,273,731)
Pharmaceuticals UltraSector ProFund	3,979	—	—	(6,765,810)	(3,310)	(6,765,141)
Precious Metals UltraSector ProFund	8,545,989	—	—	—	(1,119,218)	7,426,771
Real Estate UltraSector ProFund	(331,725)	—	—	(3,490,791)	427,687	(3,394,829)
Semiconductor UltraSector ProFund	(122,127)	—	—	(5,716,727)	(1,062,977)	(6,901,831)
Technology UltraSector ProFund	(25,871)	—	—	(8,748,763)	(281,798)	(9,056,432)
Telecommunications UltraSector ProFund	(31,010)	—	—	(5,064,470)	(46,121)	(5,141,601)
Utilities UltraSector ProFund	(7,005)	—	—	(1,641,616)	140,234	(1,508,387)
Wireless Communications UltraSector ProFund	(39,517)	—	—	(14,454,972)	625,671	(13,868,818)
U.S. Government Plus ProFund	(5,117)	—	—	(1,917,467)	21,746	(1,900,838)
Rising Rates Opportunity ProFund	(428,390)	—	—	(10,098,129)	1,612,255	(8,914,264)
Money Market ProFund	105,328	—	(81,803)	—	—	23,525

148

PROFUNDS

Notes to Financial Statements (continued)

December 31, 2003

At December 31, 2003, the cost of securities for federal income tax purposes, the aggregate gross unrealized gain for all securities for which there was an excess of value over tax cost and the aggregate gross unrealized loss for all securities for which there was an excess of tax cost over value were as follows:

	Tax Cost	Tax Unrealized Appreciation	Tax Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
Bull ProFund	$138,087,498	$—	$(1,005,396)	$(1,005,396)
Mid-Cap ProFund	94,962,155	9,556,483	(696,531)	8,859,952
Small-Cap ProFund	266,181,254	12,394,078	(4,553,425)	7,840,653
OTC ProFund	84,699,991	12,733,360	(102,505)	12,630,855
Large-Cap Value ProFund	30,088,347	976,264	(9,304)	966,960
Large-Cap Growth ProFund	5,524,346	672,920	(4,276)	668,644
Mid-Cap Value ProFund	103,620,389	9,383,173	(381,150)	9,002,023
Mid-Cap Growth ProFund	6,006,192	444,408	(5,315)	439,093
Small-Cap Value ProFund	129,183,164	9,226,906	(793,434)	8,433,472
Small-Cap Growth ProFund	22,562,578	2,886,045	(34,999)	2,851,046
Europe 30 ProFund	35,177,583	1,355,957	(37,903)	1,318,054
UltraBull ProFund	157,212,548	—	(32,866,147)	(32,866,147)
UltraMid-Cap ProFund	64,076,382	1,715,584	(471,968)	1,243,616
UltraSmall-Cap ProFund	151,306,938	9,593,589	(2,852,853)	6,740,736
UltraDow 30 ProFund	39,222,223	1,727,797	(24,106)	1,703,691
UltraOTC ProFund	672,459,326	—	(232,272,455)	(232,272,455)
UltraJapan ProFund	44,736,837	520	(1,040,134)	(1,039,614)
Bear ProFund	29,388,117	24,458	—	24,458
Short Small-Cap ProFund	12,750,773	15,659	(17,909)	(2,250)
Short OTC ProFund	16,103,441	223	(706)	(483)
UltraBear ProFund	96,310,913	3,363,120	—	3,363,120
UltraShort OTC ProFund	126,173,923	198	—	198
Banks UltraSector ProFund	2,290,808	171,764	(2,337)	169,427
Basic Materials UltraSector ProFund	41,788,566	1,327,413	(28,226)	1,299,187
Biotechnology UltraSector ProFund	10,019,001	—	(320,897)	(320,897)
Energy UltraSector ProFund	39,664,033	293,928	(22,884)	271,044
Financial UltraSector ProFund	5,743,156	—	(77,410)	(77,410)
Healthcare UltraSector ProFund	5,245,069	98,283	(2,866)	95,417
Internet UltraSector ProFund	34,162,508	2,562,672	(8,937)	2,553,735
Pharmaceuticals UltraSector ProFund	9,113,239	—	(149,525)	(149,525)
Precious Metals UltraSector ProFund	61,460,146	853	(853)	—
Real Estate UltraSector ProFund	24,613,192	288,718	(26,151)	262,567
Semiconductor UltraSector ProFund	49,504,164	—	(1,767,130)	(1,767,130)
Technology UltraSector ProFund	7,621,712	—	(413,401)	(413,401)
Telecommunications UltraSector ProFund	6,240,926	—	(179,100)	(179,100)
Utilities UltraSector ProFund	14,665,663	44,758	(3,210)	41,548
Wireless Communications UltraSector ProFund	8,969,691	471,709	(965)	470,744
U.S. Government Plus ProFund	7,117,279	49,260	(18)	49,242
Rising Rates Opportunity ProFund	258,531,472	3,590	(7,814)	(4,224)
Money Market ProFund	504,875,222	—	—	—

149

PROFUNDS

Notes to Financial Statements (continued)

December 31, 2003

For corporate shareholders, the following percentage of the total ordinary income dividends paid during the fiscal year ended December 31, 2003, qualify for the corporate dividends received deduction for the following Funds:

Dividends Received Deduction
Small-Cap ProFund	2.85%
OTC ProFund	2.50%
Large-Cap Value ProFund	100.00%
Large-Cap Growth ProFund	5.61%
Mid-Cap Value ProFund	100.00%
Small-Cap Value ProFund	43.32%
Small-Cap Growth ProFund	2.02%
UltraDow 30 ProFund	100.00%
Banks UltraSector ProFund	16.71%
Basic Materials UltraSector ProFund	100.00%
Telecommunications UltraSector ProFund	84.64%
Utilities UltraSector ProFund	79.91%

150

Report of Independent Auditors

To the Board of Trustees and Shareholders of ProFunds

In our opinion, the accompanying statements of assets and liabilities, including the schedules of portfolio investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Bull ProFund, Mid-Cap ProFund, Small-Cap ProFund, OTC ProFund, Large-Cap Value ProFund, Large-Cap Growth ProFund, Mid-Cap Value ProFund, Mid-Cap Growth ProFund, Small-Cap Value ProFund, Small-Cap Growth ProFund, Europe 30 ProFund, UltraBull ProFund, UltraMid-Cap ProFund, UltraSmall-Cap ProFund, UltraDow 30 ProFund, UltraOTC ProFund, UltraJapan ProFund, Bear ProFund, Short Small-Cap ProFund, Short OTC ProFund, UltraBear ProFund, UltraShort OTC ProFund, Banks UltraSector ProFund, Basic Materials UltraSector ProFund, Biotechnology UltraSector ProFund, Energy UltraSector ProFund, Financial UltraSector ProFund, Healthcare UltraSector ProFund, Internet UltraSector ProFund, Pharmaceuticals UltraSector ProFund, Precious Metals UltraSector ProFund, Real Estate UltraSector ProFund, Semiconductor UltraSector ProFund, Technology UltraSector ProFund, Telecommunications UltraSector ProFund, Utilities UltraSector ProFund, Wireless Communications UltraSector ProFund, U.S. Government Plus ProFund, Rising Rates Opportunity ProFund, and Money Market ProFund (hereafter referred to as the “Funds”) at December 31, 2003, the results of each of their operations for the year then ended, the changes in each of their net assets and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2003 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Columbus, OH

February 27, 2004

151

Trustees and Officers of ProFunds

(Unaudited)

Name, Address and Birth Date	Position(s) Held with the Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Non-Interested Trustees
Russell S. Reynolds, III c/o ProFunds 7501 Wisconsin Avenue, Suite 1000 Bethesda, MD 20814 Birth Date: 1957	Trustee	Indefinite: 10/97 to present	Directorship Search Group, Inc. (Executive Recruitment): Managing Director [March 1993 to present]	77	Directorship Search Group, Inc.

Michael C. Wachs c/o ProFunds 7501 Wisconsin Avenue, Suite 1000 Bethesda, MD 20814 Birth Date: 1961	Trustee	Indefinite: 10/97 to present	AMC Delancey Group, Inc. (Real Estate Development): Vice President [January 2001 to present]; Delancey Investment Group, Inc. (Real Estate Development): Vice President [May 1996 to December 2000]	77	AMC Delancey Group, Inc.
Interested Trustee
Michael L. Sapir* 7501 Wisconsin Avenue, Suite 1000 Bethesda, MD 20814 Birth Date: 1958	Trustee	Indefinite: 4/97 to present	Chairman and Chief Executive Officer of the Advisor [May 1997 to present]	77	None

*	Mr. Sapir may be deemed to be an “interested person,” as defined by the 1940 Act, because of his employment with the Advisor.

Name, Address and Birth Date	Position(s) Held with the Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years
Executive Officers
Michael L. Sapir 7501 Wisconsin Avenue, Suite 1000 Bethesda, MD 20814 Birth Date: 1958	Chairman	Indefinite: 4/97 to present	Chairman and Chief Executive Officer of the Advisor [May 1997 to present]

Louis M. Mayberg 7501 Wisconsin Avenue, Suite 1000 Bethesda, MD 20814 Birth Date: 1962	President	Indefinite: 2/03 to present	President of the Advisor [May 1997 to present]

Marc R. Bryant 7501 Wisconsin Avenue, Suite 1000 Bethesda, MD 20814 Birth Date: 1966	Secretary	Indefinite: 2/03 to present	Vice President and Chief Legal Counsel of the Advisor [July 2001 to present]; GE Investment Management Inc; Vice President and Associate General Counsel [April 1998 to June 2001]; Kirkpatrick & Lockhart LLP; Attorney [Prior to April 1998]

152

Trustees and Officers of ProFunds (continued)

(Unaudited)

Name, Address and Birth Date	Position(s) Held with the Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years

Troy A. Sheets 3435 Stelzer Road Columbus, OH 43219 Birth Date: 1971	Treasurer	Indefinite: 6/02 to present	BISYS Fund Services: Vice President of Financial Services [April 2002 to present]; KPMG LLP: Senior Manager [August 1993 to March 2002]

John Danko 3435 Stelzer Road Columbus, OH 43219 Birth Date: 1967	Vice President	Indefinite: 8/99 to present	BISYS Fund Services: Director of Client Services [February 1997 to present]

The Fund’s Statement of Additional Information includes additional information about the Fund’s Trustees and Officers. To receive your free copy of the Statement of Additional Information, call toll-free 1-888-776-3637.

153

Scudder Cash Management Portfolio	Schedule of Portfolio Investments December 31, 2003

Certificates of Deposit and Bank Notes 15.9%

	Principal Amount	Value
Abbey National Treasury Services PLC, 1.25%, 1/5/2004	$75,000,000	$75,000,000
Alliance & Leicester PLC, 1.115%, 4/2/2004	55,000,000	55,000,000
BNP Paribas, 1.39%, 8/5/2004	32,000,000	32,025,743
Canadian Imperial Bank of Commerce, 1.25%, 3/10/2004	50,000,000	49,999,290
Credit Agricole Indosuez SA, 1.1%, 7/6/2004	50,000,000	50,000,000
Credit Lyonnais SA, 1.16%, 4/23/2004	50,000,000	50,000,000
Danske Bank AS, 1.11%, 7/19/2004	50,000,000	49,997,254
DEPFA Bank Europe PLC, 1.11%, 1/20/2004	125,000,000	125,000,000
Fifth Third Bank, 0.75%, 1/2/2004	183,438,654	183,438,654
First Tennessee Bank NA, 1.08%, 1/12/2004	30,000,000	29,999,908
HBOS Treasury Services, PLC:
1.15%, 4/27/2004	20,000,000	20,000,000
1.16%, 3/23/2004	100,000,000	100,000,000
HSBC Bank USA, 1.11%, 7/19/2004	50,000,000	49,997,254
Landesbank Baden Wurttemberg, 1.33%, 8/10/2004	55,000,000	55,026,673
Landesbank Hessen–Thuringen Girozentrale:
1.22%, 2/17/2004	20,000,000	20,001,902
1.27%, 9/13/2004	100,000,000	99,983,588
1.31%, 8/6/2004	30,000,000	30,012,346
Natexis Banque Populaires:
1.15%, 4/20/2004	35,000,000	35,000,000
1.2%, 5/10/2004	100,000,000	100,000,000
National Australia Bank, 1.245%, 8/31/2004	125,000,000	125,000,000
Norddeutsche Landesbank Girozentrale, 1.1%, 7/14/2004	50,000,000	49,997,322
Northern Rock PLC:
1.1%, 1/13/2004	50,000,000	50,000,083
1.115%, 2/20/2004	25,000,000	25,000,000
Societe Generale, 1.13%, 7/7/2004	70,000,000	70,000,000
Toronto Dominion Bank:
1.05%, 1/22/2004	75,000,000	75,000,000
1.325%, 3/22/2004	47,000,000	46,999,478
Unicredito Italiano SpA:
1.095%, 1/14/2004	30,000,000	30,000,000
1.12%, 1/20/2004	130,000,000	130,000,000
Westdeutsche Landesbank AG:
1.06%, 1/5/2004	60,000,000	60,000,000
1.41%, 9/3/2004	120,000,000	120,008,077

TOTAL CERTIFICATES OF DEPOSIT AND BANK NOTES (Cost $1,992,487,572)		1,992,487,572

US Government Sponsored Agencies 5.2%

	Principal Amount	Value
Federal Home Loan Bank, 1.25%, 7/2/2004	$35,000,000	$35,000,000
Federal Home Loan Mortgage Corp.:
1.11%*, 10/7/2005	100,000,000	100,000,000
1.125%*, 11/7/2005	50,000,000	50,000,000
1.405%, 11/15/2004	100,000,000	100,000,000
3.25%, 1/15/2004	50,000,000	50,043,257
Federal National Mortgage Association:
0.96%*, 1/29/2004	30,000,000	30,000,000
1.45%, 9/14/2004	50,000,000	50,000,000
1.48%**, 11/12/2004	25,000,000	24,675,222
1.52%, 1/19/2005	50,000,000	49,995,115
1.64%, 1/4/2005	90,000,000	90,000,000
1.65%, 12/30/2004	75,000,000	74,985,855

TOTAL US GOVERNMENT SPONSORED AGENCIES
(Cost $654,699,449)		654,699,449

Floating Rate Notes* 36.8%
Abbey National Treasury Services PLC, 1.12%, 12/8/2004	130,000,000	129,963,193
American Honda Finance Corp.:
1.1%, 7/9/2004	50,000,000	50,000,000
144A, 1.12%, 10/22/2004	50,000,000	50,000,000
1.14%, 3/8/2004	90,000,000	90,000,000
144A, 1.32%, 5/10/2004	25,000,000	25,016,414
144A, 1.32%, 8/23/2004	10,000,000	10,013,289
1.53%, 11/15/2004	35,000,000	35,122,128
Bank of America, 1.07%, 12/9/2004	260,000,000	260,000,000
Bank of Scotland PLC, 144A, 1.14%, 5/28/2004	45,000,000	45,024,011
Bayerische Landesbank Girozentrale, 1.18%, 3/8/2004	40,000,000	40,004,523
Bayerische Landesbank New York, 1.101%, 8/25/2004	40,000,000	39,999,918
Bear Stearns, 1.15%, 1/5/2004	400,000,000	400,000,000
Beta Finance, Inc.:
144A, 1.104%, 5/17/2004	50,000,000	49,999,067
1.115%, 2/6/2004	35,000,000	34,999,827
144A, 1.118%, 9/15/2004	65,000,000	64,995,357
144A, 1.125%, 10/12/2004	50,000,000	49,996,138
Blue Heron Funding Ltd., 144A, 1.176%, 5/19/2004	24,000,000	24,000,000
Canadian Imperial Bank of Commerce:
1.07%, 3/18/2004	25,000,000	25,003,312
1.089%, 5/28/2004	220,000,000	219,987,821
1.111%, 8/25/2004	200,000,000	200,019,197
1.12%, 6/21/2004	45,000,000	45,001,476
1.12%, 11/8/2004	50,000,000	49,998,193
1.136%, 11/8/2004	55,000,000	55,002,949
CC (USA), Inc., 144A, 1.096%, 7/26/2004	50,000,000	49,998,590
CIT Group Holdings, Inc.:
1.261%, 7/26/2004	25,000,000	25,022,972
1.4%, 3/9/2004	10,000,000	10,004,878
Dorada Finance, Inc., 1.104%, 10/20/2004	20,000,000	19,998,505

The accompanying notes are an integral part of the financial statements.

154

Scudder Cash Management Portfolio	Schedule of Portfolio Investments December 31, 2003

Floating Rate Notes*, continued

	Principal Amount	Value
Eksportfinas AS, 1.11%, 6/11/2004	$150,000,000	$149,993,748
General Electric Capital Corp.:
1.141%, 1/28/2004	40,000,000	40,001,170
144A, 1.19%, 3/25/2004	15,000,000	15,006,573
1.25%, 5/14/2004	19,000,000	19,013,283
1.27%, 4/22/2004	15,000,000	15,006,795
1.32%, 9/15/2004	119,050,000	119,216,027
1.361%, 10/25/2004	60,000,000	60,123,964
Goldman Sachs Group, Inc.:
1.12%, 4/6/2004	40,000,000	40,000,000
1.12%, 9/3/2004	105,000,000	105,000,000
1.17%, 1/23/2004	345,000,000	345,000,000
HBOS Treasury Services, 144A, 1.176%, 8/23/2004	45,000,000	45,023,368
IBM Corp., 1.296%, 9/10/2004	30,000,000	30,035,492
J.P. Morgan Chase & Co., 1.305%, 2/5/2004	45,000,000	45,007,622
Landesbank Baden Wurttemberg:
1.163%, 3/15/2004	10,000,000	10,001,022
1.109%, 9/10/2004	40,000,000	39,994,459
Marshall & Ilsley Corp., 1.11%, 11/2/2004	10,000,000	9,999,119
Merrill Lynch & Co.:
1.401%, 6/28/2004	50,000,000	50,069,258
1.47%, 1/13/2005	55,000,000	55,205,846
Morgan Stanley:
1.04%, 2/26/2004	60,000,000	60,000,000
1.04%, 7/23/2004	20,000,000	20,000,000
1.04%, 8/27/2004	105,000,000	105,000,000
1.45%, 12/13/2004	41,500,000	41,626,834
Natexis Banque Populaires:
1.09%, 12/13/2004	40,000,000	39,990,424
1.106%, 10/20/2004	60,000,000	59,990,283
National City Bank of Cleveland:
1.15%, 7/19/2004	43,000,000	43,009,495
1.251%, 4/26/2004	10,000,000	10,004,487
Nationwide Building Society, 144A, 1.14%, 7/23/2004	20,000,000	20,000,000
Norddeutsche Landesbank Girozentrale, 1.08%, 7/26/2004	95,000,000	94,991,962
Nordea Bank Finland PLC, 1.092%, 12/20/2004	30,000,000	29,994,333
Sheffield Receivables Corp., 1.106%, 2/25/2004	50,000,000	50,000,000
Societe Generale:
1.06%, 11/30/2004	30,000,000	29,992,395
1.103%, 12/6/2004	90,000,000	89,976,654
1.105%, 12/10/2004	150,000,000	149,950,176
1.11%, 10/1/2004	100,000,000	99,977,316
Spintab AB, 1.161%, 1/23/2004	50,000,000	50,001,091
Swedbank:
1.09%, 9/27/2004	25,000,000	24,997,241
1.129%, 10/12/2004	125,000,000	124,985,189
Westdeutsche Landesbank AG:
1.09%, 6/1/2004	150,000,000	149,987,466
1.091%, 5/28/2004	30,000,000	29,998,729

TOTAL FLOATING RATE NOTES (Cost $4,617,343,579)		4,617,343,579

Commercial Paper 32.4%

	Principal Amount	Value
Aegon Funding Corp., 1.1%**, 1/22/2004	$28,000,000	$27,982,033
Apreco, LLC:
1.1%**, 1/14/2004	80,000,000	79,968,078
1.1%**, 1/22/2004	25,000,000	24,983,958
Beta Finance, Inc., 1.11%**, 1/26/2004	25,000,000	24,980,729
Caisse Nationale, 1.09%**, 3/9/2004	50,000,000	49,897,056
CC (USA), Inc.:
1.15%**, 3/4/2004	34,000,000	33,931,575
1.37%, 8/11/2004	40,000,000	40,023,337
CIT Group Holdings, Inc.:
1.11%**, 1/16/2004	35,000,000	34,983,813
1.11%**, 3/4/2004	20,000,000	19,961,150
1.15%**, 1/20/2004	20,000,000	19,987,861
1.16%**, 2/23/2004	40,000,000	39,931,689
1.16%**, 3/1/2004	50,000,000	49,903,750
1.18%**, 3/22/2004	25,000,000	24,933,625
Compass Securitization LLC, 1.08%**, 1/15/2004	80,000,000	79,966,186
CRC Funding, LLC:
1.1%**, 1/27/2004	40,000,000	39,968,222
1.1%**, 1/29/2004	50,000,000	49,957,222
Diageo Capital PLC, 1.09%**, 2/3/2004	25,000,000	24,975,021
Dorada Finance, Inc.:
1.05%**, 1/15/2004	25,000,000	24,989,792
1.09%**, 1/14/2004	125,000,000	124,950,799
1.11%**, 1/8/2004	43,000,000	42,990,719
GE Financial Assurance Holdings:
1.09%**, 1/15/2004	50,000,000	49,978,806
1.1%**, 1/23/2004	43,000,000	42,971,094
General Electric Capital International Funding, Inc., 1.09%**, 1/15/2004	50,000,000	49,978,806
GIRO Funding US Corp., 1.09%**, 1/15/2004	12,000,000	11,994,913
Goldman Sachs Group, Inc., 1.43%, 9/3/2004	105,000,000	105,000,000
Grampian Funding LLC:
1.1%**, 3/12/2004	123,000,000	122,733,158
1.18%**, 5/11/2004	120,000,000	119,484,733
Greyhawk Funding LLC:
1.09%**, 2/13/2004	110,000,000	109,856,786
1.1%**, 2/5/2004	100,000,000	99,893,056
1.11%**, 2/9/2004	24,000,000	23,971,140
1.11%**, 2/17/2004	50,000,000	49,927,542
1.12%**, 1/21/2004	50,000,000	49,968,889
HBOS Treasury Services, 1.05%**, 1/5/2004	40,000,000	39,995,333
HSH Nordbank AG, 1.09%**, 2/5/2004	50,000,000	49,947,014
International Lease Finance Corp., 1.06%**, 1/7/2004	60,000,000	59,989,400
Irish Life & Permanent, 1.12%**, 1/28/2004	10,000,000	9,991,600

The accompanying notes are an integral part of the financial statements.

155

Scudder Cash Management Portfolio	Schedule of Portfolio Investments December 31, 2003

Commercial Paper 32.4%

	Principal Amount	Value
Jupiter Securitization Corp.:
1.09%**, 1/26/2004	$30,000,000	$29,977,292
1.09%**, 1/29/2004	30,000,000	29,974,567
1.11%**, 1/6/2004	20,000,000	19,996,917
1.12%**, 1/5/2004	40,960,000	40,954,903
K2 (USA) LLC:
1.05%**, 1/12/2004	33,000,000	32,989,413
1.13%**, 3/29/2004	31,000,000	30,914,371
1.16%**, 2/27/2004	42,000,000	41,922,860
1.17%**, 5/25/2004	40,000,000	39,811,500
KBC Financial Products International Ltd., 1.09%**, 1/14/2004	95,000,000	94,962,607
Kitty Hawk Funding Corp.:
1.1%**, 1/22/2004	48,024,000	47,993,185
1.115%**, 3/22/2004	50,000,000	49,874,563
Lake Constance Funding:
1.1%**, 1/14/2004	30,000,000	29,988,083
1.1%**, 1/22/2004	29,300,000	29,281,199
1.13%**, 3/4/2004	30,300,000	30,240,082
1.13%**, 4/6/2004	45,500,000	45,362,893
1.19%**, 6/4/2004	26,000,000	25,866,786
Liberty Street Funding Co., 1.12%**, 3/12/2004	70,000,000	69,845,378
Northern Rock PLC, 1.1%**, 2/9/2004	50,000,000	49,940,417
Old Line Funding Corp., 1.08%**, 1/15/2004	60,000,000	59,974,800
Perry Global Funding LLC:
1.09%**, 1/23/2004	50,000,000	49,966,694
1.11%**, 3/12/2004	44,843,000	44,744,831
1.13%**, 3/9/2004	24,000,000	23,948,773
Private Export Funding, 1.065%**, 1/20/2004	25,000,000	24,985,948
RWE AG, 1.575%**, 1/29/2004	25,000,000	24,969,375
Scaldis Capital LLC:
1.1%**, 1/7/2004	50,000,000	49,990,833
1.1%**, 1/15/2004	196,000,000	195,916,156
1.1%**, 3/10/2004	40,000,000	39,915,667
1.1%**, 3/11/2004	21,000,000	20,955,083
1.11%**, 1/21/2004	70,000,000	69,956,833
1.12%**, 4/12/2004	50,000,000	49,841,333
1.15%**, 2/20/2004	14,474,000	14,450,882
1.15%**, 3/2/2004	20,120,000	20,080,794
1.16%**, 2/27/2004	35,208,000	35,143,335
1.167%**, 4/21/2004	22,353,000	22,272,839
1.167%**, 4/23/2004	27,906,000	27,803,797
Sheffield Receivables Corp.:
1.09%**, 1/15/2004	35,000,000	34,985,164
1.1%**, 1/6/2004	60,000,000	59,990,833
1.1%**, 1/9/2004	60,000,000	59,985,333
1.1%**, 1/20/2004	55,666,000	55,633,683
1.1%**, 1/21/2004	116,170,000	116,099,007
1.1%**, 1/23/2004	23,550,000	23,534,169
Tango Finance Corp., 1.13%**, 3/25/2004	25,000,000	24,934,083
Tesco PLC, 1.08%**, 2/4/2004	28,147,000	28,118,290
Three Rivers Funding Corp., 1.12%**, 1/20/2004	95,242,000	95,185,701

Commercial Paper, continued

	Principal Amount	Value

Transamerica Finance Corp., 1.13%**, 1/15/2004	$63,250,000	$63,222,205
Westpac Capital Corp., 1.195%**, 6/3/2004	50,000,000	49,744,403
Windmill Funding Corp.:
1.09%**, 1/20/2004	25,000,000	24,985,618
1.12%**, 1/28/2004	40,000,000	39,966,400

TOTAL COMMERCIAL PAPER (Cost $4,046,148,763)		4,046,148,763

Short-Term Notes 0.5%
Grand Metropolitan Investment Corp., 1.136%**, 1/6/2004	27,080,000	27,075,753
Wells Fargo, 6.625%, 7/15/2004	37,003,000	38,082,062

TOTAL SHORT-TERM NOTES (Cost $65,157,815)		65,157,815

Funding Agreements 4.4%
Allstate Life Insurance, 1.253%, 7/1/2004	125,000,000	125,000,000
General Electric Capital Assurance Co.:
1.258%, 3/1/2004	20,000,000	20,000,000
1.258%, 9/1/2004	60,000,000	60,000,000
General Electric Capital Corp., 1.25%, 1/25/2005	75,000,000	75,000,000
New York Life Insurance, 1.24%, 9/21/2004	60,000,000	60,000,000
Security Life Denver:
1.17%, 1/2/2004	25,000,000	25,000,000
1.25%, 7/19/2004	60,000,000	60,000,000
1.26%, 1/29/2004	50,000,000	50,000,000
Travelers Insurance Co.:
1.23%, 4/2/2004	30,000,000	30,000,000
1.239%, 1/27/2004	50,000,000	50,000,000

TOTAL FUNDING AGREEMENTS (Cost $555,000,000)		555,000,000

Money Market Funds 0.3%
AIM Liquid Assets Portfolio, 0.99%*** (Cost $37,542,850)	37,542,850	37,542,850

Repurchase Agreements 4.5%
JP Morgan Securities, Inc., 1.03%, dated 12/31/2003, to be repurchased at $257,859,124 on 1/2/2004(b)	257,844,370	257,844,370
Morgan Stanley & Co., 1.04%, dated 12/31/2003, to be repurchased at $250,014,444 on 1/2/2004(c)	250,000,000	250,000,000

The accompanying notes are an integral part of the financial statements.

156

Scudder Cash Management Portfolio	Schedule of Portfolio Investments December 31, 2003

Repurchase Agreements, continued

	Principal Amount	Value
Goldman Sachs & Co., 0.99%, dated 12/31/2003, to be repurchased at $61,030,986 on 1/2/2004(d)	$61,027,629	$61,027,629

TOTAL REPURCHASE AGREEMENTS (Cost $568,871,999)		568,871,999

TOTAL INVESTMENT PORTFOLIO—100.0% (Cost $12,537,252,027)(a)		12,537,252,027

*	Floating rate notes are securities whose yields vary with a designated market index or market rate, such as the coupon-equivalent of the US Treasury bill rate. These securities are shown at their current rate as of December 31, 2003.
**	Annualized yield at the time of purchase; not a coupon rate.
***	Rate shown is annualized seven-day yield at period end.
(a)	Cost for federal income tax purposes was $12,537,252,027.
(b)	Collateralized by:

Principal Amount ($)	Security	Rate (%)	Maturity Date	Collateral Value ($)
14,206,886	Federal National Mortgage Association Strip	0.00	7/1/2033	3,550,514
1,625,420	Federal National Mortgage Association Strip	0.00	4/1/2023	292,462
2,255,644	Federal National Mortgage Association Strip	0.00	5/1/2023	413,015
8,839,303	Federal National Mortgage Association Strip	0.00	2/1/2024	7,771,462
321,446	Federal National Mortgage Association Strip	0.00	11/1/2030	51,726
3,647,775	Federal National Mortgage Association Strip	0.00	6/1/2031	626,710
1,420,142	Federal National Mortgage Association Strip	0.00	11/1/2031	248,766
915,127	Federal National Mortgage Association Strip	0.00	1/1/2032	169,045
6,549,256	Federal National Mortgage Association Strip	0.00	2/1/2032	1,177,740
20,151,558	Federal National Mortgage Association Strip	0.00	2/1/2032	17,477,748
360,206	Federal National Mortgage Association Strip	0.00	4/1/2032	65,442
8,849,443	Federal National Mortgage Association Strip	0.00	1/1/2033	2,089,681
3,859,323	Federal National Mortgage Association Strip	0.00	3/1/2033	838,924
4,169,724	Federal National Mortgage Association Strip	0.00	4/1/2033	1,025,289
19,692,757	Federal National Mortgage Association Strip	0.00	7/1/2033	5,142,212
13,306,087	Federal National Mortgage Association Strip	0.00	9/1/2033	3,690,323
9,378,054	Federal National Mortgage Association Strip	0.00	9/1/2018	1,574,866
33,054,219	Federal National Mortgage Association Strip	0.00	10/1/2033	6,759,092
48,610,841	Federal National Mortgage Association Strip	0.00	12/1/2033	9,177,727
6,518,714	Federal National Mortgage Association Strip	0.00	12/1/2033	5,444,430
9,186,605	Federal National Mortgage Association Strip	0.00	12/1/2033	2,269,395
119,242,039	Federal National Mortgage Association Strip	0.00	12/1/2033	91,003,378
150,000,000	Federal National Mortgage Association Strip	0.00	1/1/2034	104,720,250

Total Collateral Value				265,580,197

The accompanying notes are an integral part of the financial statements.

157

Scudder Cash Management Portfolio	Schedule of Portfolio Investments December 31, 2003

(c)  Collateralized by:

Principal Amount ($)	Security	Rate (%)	Maturity Date	Collateral Value ($)
1,180,000	US Treasury Bill	0.000	1/1/2004	1,179,770
2,100,000	US Treasury Bill	0.000	1/15/2004	2,099,160
2,220,000	US Treasury Bill	0.000	1/22/2004	2,218,894
2,000,000	US Treasury Bill	0.000	1/29/2004	1,998,650
2,950,000	US Treasury Bill	0.000	2/5/2004	2,947,546
900,000	US Treasury Bill	0.000	2/12/2004	899,109
7,250,000	US Treasury Bill	0.000	3/25/2004	7,234,935
1,000,000	US Treasury Bill	0.000	4/8/2004	997,528
4,400,000	US Treasury Bill	0.000	5/13/2004	4,385,150
17,160,000	US Treasury Bill	0.000	5/27/2004	17,096,783
65,100,000	US Treasury Bill	0.000	6/10/2004	64,822,934
2,600,000	US Treasury Bill	0.000	6/24/2004	2,587,601
6,500,000	US Treasury Bond	13.750	8/15/2004	7,010,861
25,896,000	US Treasury Bond	7.250	5/15/2016	32,268,850
1,050,000	US Treasury Bond	7.500	11/15/2016	1,335,141
2,150,000	US Treasury Bond	8.125	8/15/2019	2,901,829
7,000,000	US Treasury Bond	7.250	8/15/2022	8,828,750
21,410,000	US Treasury Bond	6.250	8/15/2023	24,387,339
1,300,000	US Treasury Bond	6.375	8/15/2027	1,508,610
19,500,000	US Treasury Bond	5.500	8/15/2028	20,304,375
7,300,000	US Treasury Bond	6.125	8/15/2029	8,269,535
8,600,000	US Treasury Note	3.625	3/31/2004	8,657,783
1,390,000	US Treasury Note	3.375	4/30/2004	1,401,077
6,500,000	US Treasury Note	2.875	6/30/2004	6,559,924
7,000,000	US Treasury Note	1.625	1/31/2005	7,026,250
1,985,000	US Treasury Note	3.000	2/15/2008	1,992,134
1,250,000	US Treasury Note	2.625	5/15/2008	1,229,883
9,800,000	US Treasury Note	4.250	8/15/2013	9,800,000
7,000,000	US Treasury Note	3.125	9/15/2008	6,989,066

Total Collateral Value				258,939,465

The accompanying notes are an integral part of the financial statements.

158

Scudder Cash Management Portfolio	Schedule of Portfolio Investments December 31, 2003

(d)  Collateralized by:

Principal Amount ($)	Security	Rate (%)	Maturity Date	Collateral Value ($)
25,538,823	Federal Home Loan Mortgage Corp.	6.50	11/1/2031	26,741,957
5,247,778	Federal Home Loan Mortgage Corp.	7.00	4/1/2032	5,603,525
13,350,234	Federal Home Loan Mortgage Corp.	7.00	7/1/2032	14,121,744
1,090,966	Federal Home Loan Mortgage Corp.	4.00	9/1/2018	1,065,536
8,805,191	Federal Home Loan Mortgage Corp.	4.50	11/1/2018	8,804,662
5,345,258	Federal Home Loan Mortgage Corp.	6.50	11/1/2033	5,598,035

Total Collateral Value				61,935,459

144A:  Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

The accompanying notes are an integral part of the financial statements.

159

Scudder Cash Management Portfolio

Statement of Assets and Liabilities

December 31, 2003
Assets
Investments in securities, at amortized cost	$12,537,252,027
Interest receivable	14,051,206
Other assets	986

Total assets	12,551,304,219

Liabilities
Accrued advisory fee	1,124,196
Accrued administrator service fee	554,422
Other accrued expenses and payables	86,754

Total liabilities	1,765,372

Net assets, at value	$12,549,538,847

Statement of Operations

For the year ended December 31, 2003
Investment Income
Interest	$143,086,697
Dividends	3,658,834

Total income	146,745,531

Expenses:
Advisory fee	18,100,274
Administrator service fees	5,998,410
Auditing	39,441
Legal	14,653
Trustees’ fees and expenses	333,492
Other	369,338

Total expenses, before expense reductions	24,855,608

Expense reductions	(3,255,628)
Total expenses, after expense reductions	21,599,980

Net investment income	125,145,551

Net realized gain (loss) from investment transactions	393,261

Net increase (decrease) in net assets resulting from operations	$125,538,812

See accompanying notes to the financial statements.

160

Scudder Cash Management Portfolio

Statements of Changes in Net Assets

	Years Ended December 31,

	2003	2002
Increase (Decrease) in Net Assets
Operations:
Net investment income	$125,145,551	$182,233,459
Net realized gain (loss) on investment transactions	393,261	204,166

Net increase (decrease) in net assets resulting from operations	125,538,812	182,437,625

Capital transaction in shares of beneficial interest:
Proceeds from capital invested	77,070,191,562	54,331,491,476
Value of capital withdrawn	(75,882,811,826)	(54,140,926,979)

Net increase (decrease) in net assets from capital transactions in shares of beneficial interest	1,187,379,736	190,564,497
Increase (decrease) in net assets	1,312,918,548	373,002,122

Net assets at beginning of period	11,236,620,299	10,863,618,177

Net assets at end of period	$12,549,538,847	$11,236,620,299

The accompanying notes are an integral part of the financial statements.

161

Scudder Cash Management Portfolio

Financial Highlights

	Years Ended December 31,

	2003	2002	2001	2000	1999
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	12,550	11,237	10,864	8,806	6,101

Ratio of expenses before expense reductions (%)	.21	.20	.20	.20	.20

Ratio of expenses after expense reductions (%)	.18	.18	.18	.18	.18

Ratio of net investment income (%)	1.04	1.71	4.04	6.28	5.04

Total investment return (%)(a),(b)	1.06	1.72	—	—	—

(a)	Total investment return would have been lower had certain expenses not been reduced.
(b)	Total investment return for the Portfolio was derived from the performance of Cash Reserves Fund Institutional.

The accompanying notes are an integral part of the financial statements.

162

Notes to Financial Statements

December 31, 2003

Note	1—Organization and Significant Accounting Policies

A. Organization

The Scudder Cash Management Portfolio (formerly Cash Management Portfolio) (the “Portfolio”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a diversified, open–end management investment company organized as a New York business trust.

The Portfolio’s financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Portfolio in the preparation of its financial statements.

B. Security Valuation

Portfolio securities are valued utilizing the amortized cost method permitted in accordance with Rule 2a–7 under the 1940 Act and certain conditions therein. Under this method, which does not take into account unrealized capital gains or losses on securities, an instrument is initially valued at its cost and thereafter assumes a constant accretion/amortization to maturity of any discount or premium.

Investments in open–end investment companies are valued at their net asset value each business day.

C. Repurchase Agreements

The Portfolio may enter into repurchase agreements with certain banks and broker/dealers whereby the Portfolio, through its custodian or sub-custodian bank, receives delivery of the underlying securities, the amount of which at the time of purchase and each subsequent business day is required to be maintained at such a level that the value is equal to at least the principal amount of the repurchase price plus accrued interest. The custodial bank holds the collateral in a separate account until the agreement matures. If the value of the securities falls below the principal amount of the repurchase agreement plus accrued interest, the financial institution deposits additional collateral by the following business day. If the financial institution either fails to deposit the required additional collateral or fails to repurchase the securities as agreed, the Portfolio has the right to sell the securities and recover any resulting loss from the financial institution. If the financial institution enters into bankruptcy, the Portfolio’s claim on the collateral may be subject to legal proceedings.

D. Federal Income Taxes

The Portfolio is considered a Partnership under the Internal Revenue Code. Therefore, no federal income tax provision is necessary.

E. Other

Investment transactions are accounted for a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is recorded on the accrual basis. Distributions of income and capital gains from investment companies are recorded on the ex–dividend date. Realized gains and losses from investment transactions are recorded on an identified cost basis. All discounts and premiums are accreted/amortized for both tax and financial reporting purposes.

The Portfolio makes a daily allocation of its net investment income and realized gains and losses from securities transactions to its investors in proportion to their investment in the Portfolio.

Note	2—Fees and Transactions with Affiliates

Deutsche Asset Management, Inc. (“DeAM, Inc.” or the “Advisor”), an indirect, wholly owned subsidiary of Deutsche Bank AG, is the Portfolio’s Advisor. Under the Advisory Agreement, the Portfolio pays the Advisor an annual fee based on its average daily net assets which is calculated daily and paid monthly at the annual rate of 0.15%.

For the year ended December 31, 2003 the Advisor and Administrator maintained the annualized expenses of the Portfolio at not more than 0.18% of the Portfolio’s average daily net assets. The amount of the waiver and whether the Advisor and Administrator waive their fees may vary at any time without notice to the shareholders.

Accordingly, for the year ended December 31, 2003 the Portfolio did not impose a portion of its Advisory fee as follows:

	Total Aggregated	Amount Waived	Effective Rate
Scudder Cash Management Portfolio	$18,100,274	$3,255,628.12%

163

Notes to Financial Statements (continued)

December 31, 2003

Investment Company Capital Corp. (“ICCC” or the “Administrator”), an indirect, wholly owned subsidiary of Deutsche Bank AG, is the Portfolio’s Administrator. The Portfolio pays the Administrator an annual fee (“Administrator service fee”) based on its average daily net assets which is calculated daily and paid monthly at an annual rate of 0.05%.

Effective April 11, 2003, State Street Bank and Trust Company (“State Street”) is the Portfolio’s custodian. Prior to April 11, 2003, Deutsche Bank Trust Company Americas, an affiliate of the Advisor and Administrator, served as custodian for the Portfolio.

Trustees Fees and Expenses. As compensation for his or her services, each Independent Trustee receives an aggregate annual fee, plus a fee for each meeting attended (plus reimbursement for reasonable out–of–pocket expenses incurred in connection with his or her attendance at board and committee meetings) from each Fund in the Fund Complex for which he or she serves. In addition, the Chairman of the Fund Complex’s Audit Committee receives an annual fee for their services. Payment of such fees and expenses is allocated among all such Funds described above in direct proportion to their relative net assets.

Note	3—Line of Credit

Prior to April 11, 2003, the Portfolio and several other affiliated funds (the “Participants”) shared in a $200 million revolving credit facility administered by a syndicate of banks for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants were charged an annual commitment fee which was allocated pro rata based upon net assets among each of the Participants. Interest was calculated at the Federal Funds Rate plus 0.625 percent.

Effective April 11, 2003, the Portfolio entered into a new revolving credit facility administered by J.P. Morgan Chase Bank that provides $1.25 billion of credit coverage. The new revolving credit facility covers the funds and portfolios advised or administered by DeAM, Inc. or its affiliates. Interest is calculated at the Federal Funds Rate plus 0.5 percent. The Portfolio may borrow up to a maximum of 5 percent of its net assets under the agreement.

164

Report of Independent Auditors

To the Trustees and Holders of Beneficial Interest of Scudder Cash Management Portfolio (formerly Cash Management Portfolio):

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights presents fairly, in all material respects, the financial position of Scudder Cash Management Portfolio (hereafter referred to as the “Portfolio”) at December 31, 2003, and the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated therein, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Portfolio’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2003 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts

February 27, 2004

165

Trustees and Officers

The following individuals hold the same position with the Fund and the Scudder Cash Management Portfolio.

Name, Date of Birth, Position with the Fund and Length of Time Served[1,2]	Business Experience and Directorships During the Past 5 Years	Number of Funds in the Fund Complex Overseen
Independent Trustees
Richard R. Burt 2/3/47 Trustee since 2002	Chairman, Diligence LLC (international information–collection and risk–management firm) (September 2002 to present); Chairman, IEP Advisors, Inc. (July 1998 to present); Chairman of the Board, Weirton Steel Corporation[3] (April 1996 to present); Member of the Board, Hollinger International, Inc.[3] (publishing) (September 1995 to present), HCL Technologies Limited (information technology) (April 1999 to present), UBS Mutual Funds (formerly known as Brinson and Mitchell Hutchins families of funds) (registered investment companies) (September 1995 to present); and Member, Textron Inc.[3] International Advisory Council (July 1996 to present). Formerly, Partner, McKinsey & Company (consulting) (1991–1994) and US Chief Negotiator in Strategic Arms Reduction Talks (START) with former Soviet Union and US Ambassador to the Federal Republic of Germany (1985–1991); Member of the Board, Homestake Mining[3] (mining and exploration) (1998–February 2001), Archer Daniels Midland Company[3] (agribusiness operations) (October 1996–June 2001) and Anchor Gaming (gaming software and equipment) (March 1999–December 2001).	68

S. Leland Dill 3/28/30 Trustee since 1999 for the Fund and since 1990 for the Scudder Cash Management Portfolio	Trustee, Phoenix Zweig Series Trust (since September 1989), Phoenix Euclid Market Neutral Funds (since May 1998) (registered investment companies); Retired (since 1986). Formerly, Partner, KPMG Peat Marwick (June 1956–June 1986); Director, Vintners International Company Inc. (wine vintner) (June 1989–May 1992); Coutts (USA) International (January 1992–March 2000), Coutts Trust Holdings Ltd., Coutts Group (private bank) (March 1991–March 1999); General Partner, Pemco (investment company) (June 1979–June 1986).	66

Martin J. Gruber 7/15/37 Trustee since 1999	Nomura Professor of Finance, Leonard N. Stern School of Business, New York University (since September 1964); Trustee, CREF (pension fund) (since January 2000); Director, Japan Equity Fund, Inc. (since January 1992), Thai Capital Fund, Inc. (since January 2000) and Singapore Fund, Inc. (since January 2000) (registered investment companies). Formerly, Trustee, TIAA (pension fund) (January 1996–January 2000).	66

Joseph R. Hardiman 5/27/37 Trustee since 2002	Private Equity Investor (January 1997 to present); Director, Corvis Corporation[3] (optical networking equipment) (July 2000 to present), Brown Investment Advisory & Trust Company (investment advisor) (February 2001 to present), The Nevis Fund (registered investment company) (July 1999 to present), and ISI Family of Funds (registered investment companies) (March 1998 to present). Formerly, Director, Circon Corp.[3] (medical instruments) (November 1998–January 1999); President and Chief Executive Officer, The National Association of Securities Dealers, Inc. and The NASDAQ Stock Market, Inc. (1987–1997); Chief Operating Officer of Alex. Brown & Sons Incorporated (now Deutsche Bank Securities Inc.) (1985–1987); General Partner, Alex. Brown & Sons Incorporated (now Deutsche Bank Securities Inc.) (1976–1985).	66

166

Trustees and Officers (continued)

Name, Date of Birth, Position with the Fund and Length of Time Served[1,2]	Business Experience and Directorships During the Past 5 Years	Number of Funds in the Fund Complex Overseen
Richard J. Herring 2/18/46 Trustee since 1990 for the Fund and since 1999 for the Scudder Cash Management Portfolio	Jacob Safra Professor of International Banking and Professor, Finance Department, The Wharton School, University of Pennsylvania (since July 1972); Director, Lauder Institute of International Management Studies (since July 2000); Co–Director, Wharton Financial Institutions Center (since July 2000). Formerly, Vice Dean and Director, Wharton Undergraduate Division (July 1995–June 2000).	66

Graham E. Jones 1/31/33 Trustee since 2002	Senior Vice President, BGK Realty, Inc. (commercial real estate) (since 1995); Trustee, 8 open–end mutual funds managed by Weiss, Peck & Greer (since 1985) and Trustee of 18 open–end mutual funds managed by Sun Capital Advisers, Inc. (since 1998).	66

Rebecca W. Rimel 4/10/51 Trustee since 2002	President and Chief Executive Officer, The Pew Charitable Trusts (charitable foundation) (1994 to present); Executive Vice President, The Glenmede Trust Company (investment trust and wealth management) (1983 to present).	66

Philip Saunders, Jr. 10/11/35 Trustee since 1999 for the Fund and since 1990 for the Scudder Cash Management Portfolio	Principal, Philip Saunders Associates (economic and financial consulting) (since November 1988). Formerly, Director, Financial Industry Consulting, Wolf & Company (consulting) (1987–1988); President, John Hancock Home Mortgage Corporation (1984–1986); Senior Vice President of Treasury and Financial Services, John Hancock Mutual Life Insurance Company, Inc. (1982–1986).	66

William N. Searcy 9/03/46 Trustee since 2002	Private investor (since October 2003); Trustee of 18 open–end mutual funds managed by Sun Capital Advisers, Inc. (since October 1998). Formerly, Pension & Savings Trust Officer, Sprint Corporation[3] (telecommunications) (November 1989 to October 2003).	66

Robert H. Wadsworth 1/29/40 Trustee since 2002	President, Robert H. Wadsworth Associates, Inc. (consulting firm) (May 1983 to present). Formerly, President and Trustee, Trust for Investment Managers (registered investment company) (April 1999–June 2002); President, Investment Company Administration, L.L.C. (January 1992*–July 2001); President, Treasurer and Director, First Fund Distributors, Inc. (June 1990–January 2002); Vice President, Professionally Managed Portfolios (May 1991–January 2002) and Advisors Series Trust (October 1996–January 2002) (registered investment companies).	69

*	Inception date of the corporation which was the predecessor to the L.L.C.

167

Trustees and Officers (continued)

Name, Date of Birth, Position with the Fund and Length of Time Served[1,2]	Business Experience and Directorships During the Past 5 Years	Number of Funds in the Fund Complex Overseen
Interested Trustee
Richard T. Hale[4] 7/17/45 Chairman since 2002 and Trustee since 1999

Managing Director, Deutsche Investment Management Americas Inc. (2003–present); Managing Director, Deutsche Bank Securities Inc. (formerly Deutsche Banc Alex. Brown Inc.) and Deutsche Asset Management (1999 to present); Director and President, Investment Company Capital Corp. (registered investment advisor) (1996 to present); Director, Deutsche Global Funds, Ltd. (2000 to present), CABEI Fund (2000 to present), North American Income Fund (2000 to present) (registered investment companies); Director, Scudder Global Opportunities Fund (since 2003); Director/Officer Deutsche/Scudder Mutual Funds (various dates); President, Montgomery Street Income Securities, Inc. (2002 to present) (registered investment companies); Vice President, Deutsche Asset Management, Inc. (2000 to present). Formerly, Director, ISI Family of Funds (registered investment companies; 4 funds overseen) (1992–1999).

201

Name, Date of Birth, Position with the Fund and Length of Time Served[1,2]	Business Experience and Directorships During the Past 5 Years
Officers
Richard T. Hale[4] 7/17/45 Chief Executive Officer since 2003	See information presented under Interested Trustee.

Brenda Lyons[5] 2/21/63 President since 2003	Managing Director, Deutsche Asset Management.

Kenneth Murphy[5] 10/13/63 Vice President and Anti–Money Laundering Compliance Officer since 2002	Vice President, Deutsche Asset Management (September 2000–present). Formerly, Director, John Hancock Signature Services (1992–2000).

Bruce A. Rosenblum 9/14/60 Vice President since 2003 Assistant Secretary since 2002	Director, Deutsche Asset Management.

Charles A. Rizzo[5] 8/5/57 Treasurer and Chief Financial Officer since 2002	Director, Deutsche Asset Management (April 2000 to present); Formerly, Vice President and Department Head, BT Alex. Brown Incorporated (now Deutsche Bank Securities Inc.) (1998–1999); Senior Manager, Coopers & Lybrand L.L.P. (now PricewaterhouseCoopers LLP) (1993–1998).

Salvatore Schiavone[5] 11/03/65 Assistant Treasurer since 2003	Director, Deutsche Asset Management.

Lucinda H. Stebbins[5] 11/19/45 Assistant Treasurer since 2003	Director, Deutsche Asset Management.

168

Trustees and Officers (continued)

Name, Date of Birth, Position with the Fund and Length of Time Served[1,2]	Business Experience and Directorships During the Past 5 Years	Number of Funds in the Fund Complex Overseen
Kathleen Sullivan D’Eramo[5] 1/25/57 Assistant Treasurer since 2003	Director, Deutsche Asset Management.

John Millette[5] 8/23/62 Secretary since 2003	Director, Deutsche Asset Management.

Daniel O. Hirsch 3/27/54 Assistant Secretary since 2003	Managing Director, Deutsche Asset Management (2002–present) and Director, Deutsche Global Funds Ltd. (2002–present). Formerly, Director, Deutsche Asset Management (1999–2002); Principal, BT Alex. Brown Incorporated (now Deutsche Bank Securities Inc.) (1998–1999); Assistant General Counsel, United States Securities and Exchange Commission (1993–1998).

Caroline Pearson[5] 4/01/62 Assistant Secretary since 2002	Managing Director, Deutsche Asset Management.

[1]	Unless otherwise indicated, the mailing address of each Trustee and Officer with respect to fund operations is One South Street, Baltimore, MD 21202.
[2]	Length of time served represents the date that each Trustee or Officer first began serving in that position with Scudder Institutional Funds of which this fund is a series and Scudder Cash Management Portfolio.
[3]	A publicly held company with securities registered pursuant to Section 12 of the Securities Exchange Act of 1934.
[4]	Mr. Hale is a Trustee who is an “interested person” within the meaning of Section 2(a)(19) of the 1940 Act. Mr. Hale is Vice President of Deutsche Asset Management, Inc. and a Managing Director of Deutsche Asset Management, the US asset management unit of Deutsche Bank AG and its affiliates.
[5]	Address: Two International Place, Boston, Massachusetts.

The fund’s Statement of Additional Information includes additional information about the fund’s Trustees. To receive your free copy of the Statement of Additional Information, call toll–free: 1–800–621–1048.

169

ProFundsTM

Post Office Mailing Address for Investments

P.O. Box 182800

Columbus, OH 43218-2800

Phone Numbers

For Financial Professionals:	(888) PRO-5717	(888) 776-5717

For All Others:	(888) PRO-FNDS	(888) 776-3637

Or:	(614) 470-8122

Fax Number:	(800) 782-4797

Website Address

www.profunds.com

This report is submitted for the general information of the shareholders of the ProFunds. It is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus. To receive the most recent month end performance information for each ProFund, visit www.profunds.com.

INNOVATIONS IN INDEXING®

“Standard & Poor’s®,” “S&P®,” “S&P 500®,” “Standard & Poor’s 500,” “500”, and “S&P MidCap 400,” “Standard & Poor’s MidCap 400,” “S&P SmallCap 600,” “Standard & Poor’s SmallCap 600,” “S&P MidCap 400/Barra Growth Index,” “S&P MidCap 400/BarraValue Index,” “S&P SmallCap 600/Barra Growth Index,” and “S&P SmallCap 600/Barra Value Index” are trademarks of The McGraw-Hill Companies, Inc. and Barra, Inc. and have been licensed for use by ProFunds. “Dow Jones,” “Dow 30,” “Dow Jones Industrial AverageTM,” and the name of each Dow Jones sector index are trademarks of Dow Jones & Company, Inc. and have been licensed for use for certain purposes by ProFunds. “Russell 2000® Index” is a trademark of the Frank Russell Company. “NASDAQ-100® Index” is a trademark of the NASDAQ Stock Market, Inc. “The Nikkei 225 Stock Average” is a trademark of Nihon Keizal Shimbun, Inc. “Philadelphia Stock Exchange®”’ “PHLX®”, “PHLX Gold/Silver SectorSM” and “XAUSM” are trademarks or service marks of the Philadelphia Stock Exchange, Inc. ProFunds are not sponsored, endorsed, sold or promoted by these organizations and the organizations make no representations regarding the advisability of investing in ProFunds.

12/03

CLASSIC PROFUNDS VP

Bull

Small-Cap

OTC

Mid-Cap Value

Mid-Cap Growth

Small-Cap Value

Small-Cap Growth

Asia 30

Europe 30

Japan

ULTRA PROFUNDS VP

UltraBull

UltraMid-Cap

UltraSmall-Cap

UltraOTC

INVERSE PROFUNDS VP

Bear

Short Small-Cap

Short OTC

SECTOR PROFUNDS VP

Banks

Basic Materials

Biotechnology

Consumer Cyclical

Consumer Non-Cyclical

Energy

Financial

Healthcare

Industrial

Internet

Pharmaceuticals

Precious Metals

Real Estate

Semiconductor

Technology

Telecommunications

Utilities

BOND BENCHMARKED PROFUNDS VP

U.S. Government Plus

Rising Rates Opportunity

MONEY MARKET PROFUND VP

>	Annual Report

December 31, 2003

>  Table of Contents

i	MESSAGE FROM THE CHAIRMAN
ii	MANAGEMENT DISCUSSION OF FUND PERFORMANCE

SCHEDULES OF PORTFOLIO INVESTMENTS AND FINANCIAL STATEMENTS

1	ProFund VP Bull

10	ProFund VP Small-Cap

22	ProFund VP OTC

28	ProFund VP Mid-Cap Value

35	ProFund VP Mid-Cap Growth

42	ProFund VP Small-Cap Value

50	ProFund VP Small-Cap Growth

57	ProFund VP Asia 30

62	ProFund VP Europe 30

67	ProFund VP Japan

72	ProFund VP UltraBull

82	ProFund VP UltraMid-Cap

91	ProFund VP UltraSmall-Cap

103	ProFund VP UltraOTC

109	ProFund VP Bear

114	ProFund VP Short Small-Cap

119	ProFund VP Short OTC

124	ProFund VP Banks

130	ProFund VP Basic Materials

135	ProFund VP Biotechnology

140	ProFund VP Consumer Cyclical

145	ProFund VP Consumer Non-Cyclical

150	ProFund VP Energy

155	ProFund VP Financial

160	ProFund VP Healthcare

165	ProFund VP Industrial

170	ProFund VP Internet

175	ProFund VP Pharmaceuticals

180	ProFund VP Precious Metals

185	ProFund VP Real Estate

190	ProFund VP Semiconductor

195	ProFund VP Technology

200	ProFund VP Telecommunications

205	ProFund VP Utilities

210	ProFund VP U.S. Government Plus

215	ProFund VP Rising Rates Opportunity

220	ProFund VP Money Market

225	NOTES TO FINANCIAL STATEMENTS

235	REPORT OF INDEPENDENT AUDITORS

236	TRUSTEES AND OFFICERS OF PROFUNDS

Message from the Chairman

2003: Year of Contrasts, Recovery and Growth

Dear Shareholders:

I am pleased to present the Annual Report to Shareholders of ProFunds VP for the 12 months ended December 31, 2003.

The year was marked by contrasts. On one hand, geopolitical tensions epitomized by the second Gulf War as well as a perception of high unemployment lent an air of uncertainty to the U.S. economy. On the other hand, during in the second half of the year we witnessed a resurgence of economic growth.

Many believe the expansion in the economy was spurred by historically low short-term interest rates and stimulative tax and spending polices. Others suggest the turnaround was just the business cycle curving up after several years of a downward trend.

In either case, virtually no one denied that the force of the economic recovery was powerful.

Along with economic growth—or at least, in anticipation of it—came significantly higher stock prices as the year progressed. For the year, the S&P 500 and the NASDAQ-100 rose 26.38% and 49.12%, respectively. As markets rose, mutual fund investors shifted from a defensive posture to one of greater interest in equity funds.

ProFunds, saw significant growth during 2003. We began the year as a $3.0 billion mutual fund complex and ended it with $5.4 billion in assets under management—an increase of 79%.

Michael L. Sapir—Chairman

That growth can be attributed to a variety of factors —not least among them the flexibility ProFunds afford investors to respond to changing market and economic conditions.

In the pages that follow, you’ll find a detailed discussion of ProFunds’ performance for 2003. We urge you to read this material closely.

We deeply appreciate and are honored by the confidence you have expressed in ProFunds. Be assured that we do not take your trust for granted.

Sincerely,

Michael L. Sapir

Chairman

The above information is not a part of the Annual Report.

i

PROFUNDS VP

Management Discussion of Fund Performance

Investment Strategies and Techniques:

ProFund Advisors uses a mathematical approach in seeking to achieve the investment objective of each ProFund VP1. Using this approach, ProFund Advisors (PFA) determines the type, quantity and mix of investment positions that a ProFund VP should hold to approximate the performance of its benchmark.2

ProFund Advisors does not invest the assets of the ProFunds VP in securities or financial instruments based on its view of the investment merit of a particular security, instrument, or company, nor does it conduct conventional stock research or analysis, or forecast stock market movement or trends. Each ProFund VP seeks to remain fully invested at all times in securities or financial instruments that provide exposure to its benchmark without regard to market conditions, trends or direction.

The ProFunds VP do not seek to provide correlation with their benchmarks over a period of time other than daily because mathematical compounding prevents the ProFunds VP from achieving such results.

Factors that materially affected the performance of each ProFunds VP during 20033:

The major factors that influenced the performance of the ProFunds VP included the cumulative effect of the daily performance of each ProFund VP’s benchmark, the amount of leverage, if any, employed by a ProFund VP, and whether the ProFund VP is designed to have direct or inverse correlation to an index or security. Other factors that affected the performance of the ProFunds VP include, but are not limited to, dividends, fees, expenses, transaction costs, and interest rates.

•	Benchmark Performance: The performance of the index or security underlying each ProFund VP’s benchmark is the principal driving factor of performance. An index is a statistical composite that tracks a specified financial market or sector. Unlike the ProFunds VP, indices do not actually hold a portfolio of securities and/or financial instruments, and therefore do not incur fees, expenses, and transaction costs incurred by the ProFunds VP. Fees, expenses, and transaction costs negatively impact the performance of the ProFunds VP. Please refer to the fund specific pages that follow for a discussion of factors materially affecting the index or security underlying each ProFund VP’s benchmark, as well as for each ProFund VP’s performance. Performance for each ProFund VP will differ from the underlying index performance.
•	Leverage and Correlation: Each of the ProFunds VP is benchmarked to a positive or negative multiple of an index’s or a security’s daily return. The performance of ProFunds VP that have a daily investment objective that is greater than 100% of the daily performance of an index or security (U.S. Government Plus, UltraBull, UltraMid-Cap, UltraSmall-Cap and UltraOTC) was impacted proportionally more by the daily performance of the index or security and by the factors affecting that index or security. ProFunds VP that are designed to have an inverse (negative) daily correlation to the index or security (Rising Rates Opportunity, Bear, Short Small-Cap and Short OTC) were inversely affected by the daily performance of the underlying index or security and the factors affecting that index or security on a daily basis. ProFund VP Rising Rates Opportunity is also leveraged. The inverse effect discussed above is amplified.

General Factors Effecting Benchmark and Fund Performance:

In 2003, the S&P 500 Index rose 26.4%. Global equity markets also posted strong gains, with the DJ World ex-US index rising 38.6% in US dollar terms.

We believe that the major factors affecting the domestic equity markets generally included a rebounding U.S. economy, a continued low interest rate environment, a low inflation environment and some easing of geopolitical tensions. Investor confidence in the improving economy also seemed to outweigh the cumulative effect of corporate scandals.

By many measures the U.S. economy was healthier in 2003 than the year earlier. The Gross Domestic Product grew at an 8.2% annualized rate in the third quarter, following more subdued growth rates in the first and second quarters of the year. Tax cuts led to greater consumer spending while aggregate measures of U.S. corporate profits finished 2003 with strong double digit growth rates. On a less positive note, the widening U.S. government deficit raised the specter of higher interest rates in the future.

In 2003, the Fed decreased the Fed Funds rate to 1.0%, a 45-year low. Generally low real (inflation-adjusted) interest rates allowed homeowners and corporations to further reduce their costs of borrowing. During much of the year, the Federal Reserve expressed a greater concern regarding potential deflation, or a decline in overall price levels, than regarding potential inflation.

Geopolitical issues were front and center again in 2003. The fall of Saddam Hussein’s regime in March and the formal resolution of the war with Iraq helped propel equity markets higher despite mounting concerns about continuing casualties in the region.

Factors more specific to the performance of each Benchmark and each ProFund VP are discussed in the pages that follow.

[1]	Other than ProFund VP Money Market
[2]	A benchmark can be any objective standard of investment performance that a mutual fund uses to measure its return, such as a multiple of the return of a stock index. For example, ProFund VP UltraOTC has a benchmark of 200% the daily return of the NASDAQ-100 Index®.
[3]	Past performance is no guarantee of future results.

ii

ProFund VP Bull

The ProFund VP Bull seeks daily investment results, before fees and expenses, that correspond to the daily performance of the S&P 500® Index. For the year ended December 31, 2003, the Fund had a total return of 25.59%1, compared to a return of 26.38%2 for the Index. For the year, the Fund achieved an average daily statistical correlation of over 0.99 to the daily performance of the Index.3

The Fund applies a mathematical approach to investing. In doing so it takes positions in securities and/or financial instruments that, in combination, should have similar daily return characteristics as the Index. The S&P 500 Index is a measure of large-cap U.S. stock market performance. It is a capitalization weighted index of 500 U.S. operating companies and REITS selected by an S&P committee through a non-mechanical process that factors criteria such as liquidity, price, market capitalization, financial viability, and public float. Reconstitution occurs both on a quarterly and on an ongoing basis.

The performance of the S&P 500 Index (and thus the Fund) was driven largely by systemic factors affecting the U.S. equity markets. Improving corporate profit projections and expectations that the interest rate environment would remain low supported higher equity valuations. Investor confidence in the improving economy seemed to outweigh any concerns over corporate scandals. Of the ten highest weighted constituents of the Index at the beginning of the year, the top performers in terms of stock price return were Citigroup (+37.94%), General Electric (+27.23%), and IBM (+19.59%), while the poorest performers were Merck (-13.77%), Johnson & Johnson (-3.82%), and WalMart (+5.03%).

Value of a $10,000 Investment*

* The line graph represents historical performance of a hypothetical investment of $10,000 in the ProFund VP Bull from May 1, 2001 to December 31, 2003 assuming the reinvestment of distributions.

Average Annual Total Return as of 12/31/031

	1 Year	Since Inception (5/1/01)

ProFund VP Bull	25.59%	(5.61)%

S&P 500 Index	26.38%	(4.76)%

1 Past performance does not guarantee future results. Total return calculations assume the reinvestment of distributions and do not reflect the effect of taxes. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and net asset value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. During the period, certain fees were reduced. If such fee reductions had not occurred, the quoted performance would be lower. Performance numbers are net of all Fund expenses but do not include any insurance, sales, or administrative charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower.

2 The S&P 500 Index is a price return index and does not reflect the reinvestment of dividends, the impact of transaction costs, nor the deduction of expenses associated with a mutual fund such as investment management and accounting fees. It is not possible to invest directly in an index. The Fund’s performance does reflect the reinvestment of dividends, the impact of transaction costs and the deduction of fees and expenses.

3 1.00 equals perfect correlation.

The above information is not covered by the Report of Independent Auditors.

1

PROFUNDS VP ProFund VP Bull	Schedule of Portfolio Investments December 31, 2003

Common Stocks (71.6%)

	Shares	Value
3M Co.	12,300	$1,045,869
Abbott Laboratories	24,600	1,146,360
ACE, Ltd.	4,346	180,011
ADC Telecommunications, Inc.*	12,628	37,505
Adobe Systems, Inc.	3,690	145,017
Advanced Micro Devices, Inc.*	5,494	81,861
AES Corp.*	9,758	92,116
Aetna, Inc.	2,378	160,705
AFLAC, Inc.	8,036	290,742
Agilent Technologies, Inc.*	7,462	218,189
Air Products & Chemicals, Inc.	3,608	190,611
Alberto-Culver Co.—Class B	902	56,898
Albertson’s, Inc.	5,740	130,011
Alcoa, Inc.	13,612	517,256
Allegheny Energy, Inc.*	1,968	25,112
Allegheny Technologies, Inc.	1,230	16,261
Allergan, Inc.	2,050	157,461
Allied Waste Industries, Inc.*	3,280	45,526
Allstate Corp.	11,070	476,231
Alltel Corp.	4,920	229,174
Altera Corp.*	5,986	135,882
Altria Group, Inc.	31,898	1,735,889
Ambac Financial Group, Inc.	1,640	113,800
Amerada Hess Corp.	1,394	74,119
Ameren Corp.	2,542	116,932
American Electric Power, Inc.	6,232	190,138
American Express Co.	20,254	976,850
American Greetings Corp.—Class A*	1,066	23,313
American International Group, Inc.	41,000	2,717,480
American Power Conversion Corp.	3,116	76,186
American Standard Cos.*	1,148	115,604
AmerisourceBergen Corp.	1,722	96,690
Amgen, Inc.*	20,254	1,251,698
AmSouth Bancorp	5,494	134,603
Anadarko Petroleum Corp.	3,936	200,775
Analog Devices, Inc.	5,740	262,031
Andrew Corp.*	2,378	27,371
Anheuser-Busch Companies, Inc.	12,792	673,883
Anthem, Inc.*	2,214	166,050
AON Corp.	4,920	117,785
Apache Corp.	2,542	206,156
Apartment Investment & Management Co.—Class A	1,476	50,922
Apollo Group, Inc.—Class A*	2,788	189,584
Apple Computer, Inc.*	5,658	120,911
Applera Corp.—Applied Biosystems Group	3,280	67,929
Applied Materials, Inc.*	26,158	587,247
Applied Micro Circuits Corp.*	4,838	28,931
Archer-Daniels-Midland Co.	10,168	154,757
Ashland, Inc.	1,066	46,968
AT&T Corp.	12,382	251,355
AT&T Wireless Services, Inc.*	42,640	340,694
Autodesk, Inc.	1,722	42,327
Automatic Data Processing, Inc.	9,348	370,274
AutoNation, Inc.*	4,346	79,836
AutoZone, Inc.*	1,394	118,783
Avaya, Inc.*	6,560	84,886
Avery Dennison Corp.	1,722	96,466
Avon Products, Inc.	3,690	249,038

Common Stocks, continued

	Shares	Value
Baker Hughes, Inc.	5,248	$168,776
Ball Corp.	902	53,732
Bank of America Corp.	23,370	1,879,648
Bank of New York Company, Inc.	12,136	401,944
Bank One Corp.	17,548	800,013
Bard (C.R.), Inc.	820	66,625
Bausch & Lomb, Inc.	820	42,558
Baxter International, Inc.	9,594	292,809
BB&T Corp.	8,610	332,690
Bear Stearns Cos., Inc.	1,558	124,562
Becton, Dickinson & Co.	4,018	165,301
Bed Bath & Beyond, Inc.*	4,674	202,618
BellSouth Corp.	29,028	821,492
Bemis Company, Inc.	820	41,000
Best Buy Co., Inc.	5,084	265,588
Big Lots, Inc.*	1,804	25,635
Biogen Idec, Inc.*	5,189	190,851
Biomet, Inc.	4,018	146,295
BJ Services Co.*	2,460	88,314
Black & Decker Corp.	1,230	60,665
Block H & R, Inc.	2,788	154,372
BMC Software, Inc.*	3,526	65,760
Boeing Co.	13,202	556,332
Boise Cascade Corp.	1,394	45,807
Boston Scientific Corp.*	12,874	473,248
Bristol-Myers Squibb Co.	30,504	872,414
Broadcom Corp.—Class A*	4,756	162,132
Brown-Forman Corp.	984	91,955
Brunswick Corp.	1,476	46,981
Burlington Northern Santa Fe Corp.	5,822	188,342
Burlington Resources, Inc.	3,116	172,564
Calpine Corp.*	6,478	31,159
Campbell Soup Co.	6,478	173,610
Capital One Financial Corp.	3,608	221,134
Cardinal Health, Inc.	6,806	416,255
Carnival Corp.	9,922	394,201
Caterpillar, Inc.	5,494	456,112
Cendant Corp.	15,908	354,270
CenterPoint Energy, Inc.	4,838	46,880
Centex Corp.	984	105,927
CenturyTel, Inc.	2,296	74,896
Charter One Financial, Inc.	3,526	121,823
ChevronTexaco Corp.	16,810	1,452,216
Chiron Corp.*	2,952	168,234
Chubb Corp.	2,952	201,031
CIENA Corp.*	7,462	49,548
CIGNA Corp.	2,214	127,305
Cincinnati Financial Corp.	2,542	106,459
Cinergy Corp.	2,788	108,202
Cintas Corp.	2,706	135,652
Circuit City Stores, Inc.	3,280	33,226
Cisco Systems, Inc.*	108,486	2,635,125
Citigroup, Inc.	81,098	3,936,496
Citizens Communications Co.*	4,510	56,014
Citrix Systems, Inc.*	2,542	53,916
Clear Channel Communications, Inc.	9,676	453,127
Clorox Co.	3,280	159,277
CMS Energy Corp.*	2,542	21,658
Coca-Cola Co.	38,540	1,955,905
Coca-Cola Enterprises, Inc.	7,134	156,021

See accompanying notes to the financial statements.

2

PROFUNDS VP ProFund VP Bull	Schedule of Portfolio Investments December 31, 2003

Common Stocks, continued

	Shares	Value
Colgate-Palmolive Co.	8,446	$422,722
Comcast Corp.—Special Class A*	35,342	1,161,692
Comerica, Inc.	2,788	156,295
Computer Associates International, Inc.	9,102	248,849
Computer Sciences Corp.*	2,952	130,567
Compuware Corp.*	6,068	36,651
Comverse Technology, Inc.*	3,034	53,368
ConAgra Foods, Inc.	8,446	222,890
Concord EFS, Inc.*	7,298	108,302
ConocoPhillips	10,660	698,976
Consolidated Edison, Inc.	3,526	151,653
Constellation Energy Group, Inc.	2,624	102,756
Convergys Corp.*	2,214	38,656
Cooper Industries, Ltd.—Class A	1,476	85,505
Cooper Tire & Rubber Co.	1,148	24,544
Coors (Adolph) Co.—Class B	574	32,201
Corning, Inc.*	20,910	218,091
Costco Wholesale Corp.*	7,216	268,291
Countrywide Credit Industries, Inc.	2,907	220,496
Crane Co.	902	27,727
CSX Corp.	3,362	120,830
Cummins, Inc.	656	32,105
CVS Corp.	6,232	225,100
Dana Corp.	2,296	42,132
Danaher Corp.	2,378	218,182
Darden Restaurants, Inc.	2,624	55,209
Deere & Co.	3,772	245,368
Dell, Inc.*	40,262	1,367,298
Delphi Automotive Systems Corp.	8,774	89,583
Delta Air Lines, Inc.	1,968	23,242
Deluxe Corp.	820	33,891
Devon Energy Corp.	3,690	211,289
Dillard’s, Inc.—Class A	1,312	21,596
Dollar General Corp.	5,330	111,877
Dominion Resources, Inc.	5,084	324,512
Donnelley (R.R.) & Sons Co.	1,804	54,391
Dover Corp.	3,198	127,121
Dow Chemical Co.	14,432	599,938
Dow Jones & Company, Inc.	1,312	65,403
DTE Energy Co.	2,624	103,386
Du Pont (E.I.) de Nemours	15,662	718,729
Duke Energy Corp.	14,268	291,781
Dynegy, Inc.—Class A*	5,904	25,269
Eastman Chemical Co.	1,230	48,622
Eastman Kodak Co.	4,510	115,772
Eaton Corp.	1,230	132,815
eBay, Inc.*	10,168	656,751
Ecolab, Inc.	4,018	109,973
Edison International*	5,084	111,492
El Paso Corp.	9,594	78,575
Electronic Arts, Inc.*	4,674	223,324
Electronic Data Systems Corp.	7,544	185,130
Eli Lilly & Co.	17,630	1,239,918
EMC Corp.*	37,802	488,402
Emerson Electric Co.	6,642	430,070
Engelhard Corp.	1,968	58,942
Entergy Corp.	3,608	206,125
EOG Resources, Inc.	1,804	83,291
Equifax, Inc.	2,214	54,243
Equity Office Properties Trust	6,314	180,896

Common Stocks, continued

	Shares	Value
Equity Residential Properties Trust	4,346	$128,250
Exelon Corp.	5,166	342,816
Express Scripts, Inc.—Class A*	1,230	81,709
Exxon Mobil Corp.	103,894	4,259,655
Family Dollar Stores, Inc.	2,706	97,091
Fannie Mae	15,252	1,144,815
Federated Department Stores, Inc.	2,870	135,263
Federated Investors, Inc.—Class B	1,722	50,558
FedEx Corp.	4,674	315,495
Fifth Third Bancorp	8,938	528,236
First Data Corp.	11,480	471,713
First Tennessee National Corp.	1,968	86,789
FirstEnergy Corp.	5,166	181,843
Fiserv, Inc.*	3,034	119,873
Fleet Boston Financial Corp.	16,564	723,019
Fluor Corp.	1,312	52,008
Ford Motor Co.	28,782	460,512
Forest Laboratories, Inc.*	5,740	354,732
Fortune Brands, Inc.	2,296	164,141
FPL Group, Inc.	2,870	187,755
Franklin Resources, Inc.	3,936	204,908
Freddie Mac	10,906	636,038
Freeport-McMoRan Copper & Gold, Inc.—Class B	2,706	114,004
Gannett Co., Inc.	4,264	380,178
Gap, Inc.	14,104	327,354
Gateway, Inc.*	5,084	23,386
General Dynamics Corp.	3,116	281,655
General Electric Co.	157,768	4,887,652
General Mills, Inc.	5,904	267,451
General Motors Corp.	8,774	468,532
Genuine Parts Co.	2,706	89,839
Genzyme Corp.—General Division*	3,526	173,973
Georgia Pacific Corp.	4,018	123,232
Gillette Co.	15,908	584,301
Golden West Financial Corp.	2,378	245,386
Goodrich Corp.	1,886	55,995
Goodyear Tire & Rubber Co.*	2,788	21,914
Grainger (W.W.), Inc.	1,394	66,062
Great Lakes Chemical Corp.	820	22,296
Guidant Corp.	4,756	286,311
Halliburton Co.	6,888	179,088
Harley-Davidson, Inc.	4,756	226,053
Harrah’s Entertainment, Inc.	1,722	85,704
Hartford Financial Services Group, Inc.	4,428	261,385
Hasbro, Inc.	2,706	57,584
HCA, Inc.	7,790	334,658
Health Management Associates, Inc.—Class A	3,772	90,528
Heinz (H.J.) Co.	5,494	200,146
Hercules, Inc.*	1,722	21,008
Hershey Foods Corp.	2,050	157,830
Hewlett-Packard Co.	47,888	1,099,987
Hilton Hotels Corp.	5,986	102,540
Home Depot, Inc.	35,752	1,268,837
Honeywell International, Inc.	13,530	452,308
Humana, Inc.*	2,542	58,085
Huntington Bancshares, Inc.	3,608	81,180
Illinois Tool Works, Inc.	4,838	405,957
IMS Health, Inc.	3,772	93,772

See accompanying notes to the financial statements.

3

PROFUNDS VP ProFund VP Bull	Schedule of Portfolio Investments December 31, 2003

Common Stocks, continued

	Shares	Value
Ingersoll-Rand Co.—Class A	2,706	$183,683
Intel Corp.	102,664	3,305,780
International Business Machines Corp	27,060	2,507,921
International Flavors & Fragrances, Inc.	1,476	51,542
International Game Technology	5,412	193,208
International Paper Co.	7,544	325,222
Interpublic Group of Companies, Inc.*	6,478	101,057
Intuit, Inc.*	3,116	164,868
ITT Industries, Inc.	1,476	109,534
J.P. Morgan Chase & Co.	32,062	1,177,637
Jabil Circuit, Inc.*	3,116	88,183
Janus Capital Group, Inc.	3,772	61,899
JDS Uniphase Corp.*	22,550	82,308
Jefferson-Pilot Corp.	2,214	112,139
John Hancock Financial Services, Inc.	4,510	169,125
Johnson & Johnson	46,658	2,410,352
Johnson Controls, Inc.	1,394	161,870
Jones Apparel Group, Inc.	1,968	69,333
KB Home	738	53,520
Kellogg Co.	6,396	243,560
Kerr-McGee Corp.	1,558	72,431
KeyCorp	6,560	192,339
KeySpan Corp.	2,460	90,528
Kimberly-Clark Corp.	7,954	470,002
Kinder Morgan, Inc.	1,968	116,309
King Pharmaceuticals, Inc.*	3,772	57,561
KLA-Tencor Corp.*	3,034	178,005
Knight Ridder, Inc.	1,230	95,165
Kohls Corp.*	5,330	239,530
Kroger Co.*	11,726	217,048
Leggett & Platt, Inc.	3,034	65,625
Lexmark International Group, Inc.*	2,050	161,212
Limited, Inc.	8,118	146,368
Lincoln National Corp.	2,788	112,552
Linear Technology Corp.	4,920	206,984
Liz Claiborne, Inc.	1,722	61,062
Lockheed Martin Corp.	7,052	362,473
Loews Corp.	2,952	145,976
Louisiana-Pacific Corp.*	1,640	29,323
Lowe’s Cos., Inc.	12,382	685,838
LSI Logic Corp.*	5,986	53,096
Lucent Technologies, Inc.*	65,928	187,236
Manor Care, Inc.	1,394	48,191
Marathon Oil Corp.	4,838	160,089
Marriott International, Inc.—Class A	3,608	166,690
Marsh & McLennan Companies, Inc.	8,364	400,552
Marshall & Ilsley Corp.	3,526	134,870
Masco Corp.	7,298	200,038
Mattel, Inc.	6,724	129,571
Maxim Integrated Products, Inc.	5,166	257,267
May Department Stores Co.	4,510	131,106
Maytag Corp.	1,230	34,256
MBIA, Inc.	2,296	135,992
MBNA Corp.	20,090	499,237
McCormick & Co., Inc.	2,214	66,641
McDonald’s Corp.	19,926	494,763
McGraw-Hill Companies, Inc.	3,034	212,137
McKesson Corp.	4,592	147,679
MeadWestvaco Corp.	3,116	92,701
Medco Health Solutions, Inc.*	4,264	144,933

Common Stocks, continued

	Shares	Value
MedImmune, Inc.*	3,854	$97,892
Medtronic, Inc.	19,024	924,757
Mellon Financial Corp.	6,724	215,908
Merck & Co., Inc.	34,932	1,613,858
Mercury Interactive Corp.*	1,394	67,804
Meredith Corp.	820	40,024
Merrill Lynch & Co., Inc.	1,936	113,546
MetLife, Inc.	11,972	403,097
MGIC Investment Corp.	1,558	88,713
Micron Technology, Inc.*	9,594	129,231
Microsoft Corp.	169,904	4,679,156
Millipore Corp.*	738	31,771
Molex, Inc.	2,952	102,995
Monsanto Co.	4,100	117,998
Monster Worldwide, Inc.*	1,804	39,616
Moody’s Corp.	2,378	143,988
Morgan Stanley Dean Witter & Co.	17,056	987,031
Motorola, Inc.	36,572	514,568
Nabors Industries, Ltd.*	2,296	95,284
National City Corp.	9,594	325,620
National Semiconductor Corp.*	2,952	116,338
Navistar International Corp.*	1,066	51,051
NCR Corp.*	1,476	57,269
Network Appliance, Inc.*	5,412	111,108
New York Times Co.—Class A	2,378	113,645
Newell Rubbermaid, Inc.	4,346	98,958
Newmont Mining Corp.	6,806	330,840
Nextel Communications, Inc.—Class A*	17,302	485,494
NICOR, Inc.	656	22,330
Nike, Inc.—Class B	4,100	280,686
NiSource, Inc.	4,100	89,954
Noble Corp.*	2,132	76,283
Nordstrom, Inc.	2,132	73,128
Norfolk Southern Corp.	6,150	145,448
North Fork Bancorp, Inc.	2,378	96,238
Northern Trust Corp.	3,444	159,870
Northrop Grumman Corp.	2,870	274,372
Novell, Inc.*	5,904	62,110
Novellus Systems, Inc.*	2,378	99,995
Nucor Corp.	1,230	68,879
NVIDIA Corp.*	2,542	59,102
Occidental Petroleum Corp.	6,068	256,312
Office Depot, Inc.*	4,920	82,213
Omnicom Group	2,952	257,798
Oracle Corp.*	82,164	1,084,565
PACCAR, Inc.	1,804	153,556
Pactiv Corp.*	2,460	58,794
Pall Corp.	1,968	52,801
Parametric Technology Corp.*	4,182	16,477
Parker Hannifin Corp.	1,886	112,217
Paychex, Inc.	5,904	219,629
Penney (J.C.) Co.	4,264	112,058
Peoples Energy Corp.	574	24,131
PeopleSoft, Inc.*	5,904	134,611
PepsiCo, Inc.	26,978	1,257,714
PerkinElmer, Inc.	1,968	33,594
Pfizer, Inc.	119,966	4,238,398
PG&E Corp.*	6,478	179,894
Phelps Dodge Corp.*	1,394	106,069
Pinnacle West Capital Corp.	1,394	55,788

See accompanying notes to the financial statements.

4

PROFUNDS VP ProFund VP Bull	Schedule of Portfolio Investments December 31, 2003

Common Stocks, continued

	Shares	Value
Pitney Bowes, Inc.	3,690	$149,888
Plum Creek Timber Company, Inc.	2,870	87,392
PMC-Sierra, Inc.*	2,706	54,526
PNC Financial Services Group	4,346	237,857
Power-One, Inc.*	1,312	14,209
PPG Industries, Inc.	2,706	173,238
PPL Corp.	2,788	121,975
Praxair, Inc.	5,084	194,209
Principal Financial Group, Inc.	5,084	168,128
Procter & Gamble Co.	20,418	2,039,350
Progress Energy, Inc.	3,854	174,432
Progressive Corp.	3,362	281,030
Prologis Trust	2,788	89,467
Providian Financial Corp.*	4,592	53,451
Prudential Financial, Inc.	8,528	356,215
Public Service Enterprise Group, Inc.	3,690	161,622
Pulte Homes, Inc.	984	92,122
QLogic Corp.*	1,476	76,162
Qualcomm, Inc.	12,546	676,606
Quest Diagnostics, Inc.*	1,640	119,900
Qwest Communications International, Inc.*	27,798	120,087
R.J. Reynolds Tobacco Holdings	1,312	76,293
RadioShack Corp.	2,542	77,989
Raytheon Co.	6,560	197,062
Reebok International, Ltd.	902	35,467
Regions Financial Corp.	3,526	131,167
Robert Half International, Inc.*	2,706	63,158
Rockwell Collins, Inc.	2,788	83,724
Rockwell International Corp.	2,952	105,091
Rohm & Haas Co.	3,526	150,595
Rowan Companies, Inc.*	1,476	34,199
Ryder System, Inc.	984	33,604
Sabre Holdings Corp.	2,214	47,800
SAFECO Corp.	2,214	86,191
Safeway, Inc.*	6,970	152,713
Sanmina-SCI Corp.*	8,118	102,368
Sara Lee Corp.	12,382	268,813
SBC Communications, Inc.	51,988	1,355,327
Schering-Plough Corp.	23,124	402,126
Schlumberger, Ltd.	9,184	502,548
Schwab (Charles) Corp.	21,320	252,429
Scientific-Atlanta, Inc.	2,378	64,919
Sealed Air Corp.*	1,312	71,032
Sears, Roebuck & Co.	4,018	182,779
Sempra Energy	3,526	105,992
Sherwin-Williams Co.	2,296	79,763
Siebel Systems, Inc.*	7,790	108,047
Sigma-Aldrich Corp.	1,066	60,954
Simon Property Group, Inc.	3,034	140,596
SLM Corp.	7,052	265,719
Snap-on, Inc.	902	29,080
Solectron Corp.*	13,120	77,539
Southern Co.	11,480	347,271
SouthTrust Corp.	5,248	171,767
Southwest Airlines Co.	12,382	199,846
Sprint Corp. (FON Group)	14,186	232,934
Sprint Corp. (PCS Group)*	16,236	91,246
St. Jude Medical, Inc.*	2,706	166,013
St. Paul Companies, Inc.	3,608	143,057
Stanley Works	1,312	49,685

Common Stocks, continued

	Shares	Value
Staples, Inc.*	7,790	$212,667
Starbucks Corp.*	6,150	203,319
Starwood Hotels & Resorts Worldwide, Inc.	3,198	115,032
State Street Corp.	5,248	273,316
Stryker Corp.	3,116	264,891
Sun Microsystems, Inc.*	51,332	230,481
SunGard Data Systems, Inc.*	4,510	124,972
Sunoco, Inc.	1,230	62,915
SunTrust Banks, Inc.	4,428	316,602
SuperValu, Inc.	2,132	60,954
Symantec Corp.*	4,838	167,637
Symbol Technologies, Inc.	3,608	60,939
Synovus Financial Corp.	4,756	137,544
Sysco Corp.	10,168	378,556
T. Rowe Price Group, Inc.	1,968	93,303
Target Corp.	14,350	551,040
TECO Energy, Inc.	2,952	42,538
Tektronix, Inc.	1,312	41,459
Tellabs, Inc.*	6,560	55,301
Temple-Inland, Inc.	820	51,389
Tenet Healthcare Corp.*	7,298	117,133
Teradyne, Inc.*	3,034	77,215
Texas Instruments, Inc.	27,224	799,841
Textron, Inc.	2,132	121,652
The Pepsi Bottling Group, Inc.	4,100	99,138
Thermo Electron Corp.*	2,542	64,058
Thomas & Betts Corp.	902	20,647
Tiffany & Co.	2,296	103,779
Time Warner, Inc.*	71,094	1,278,980
TJX Companies, Inc.	7,872	173,578
Torchmark Corp.	1,804	82,154
Toys R Us, Inc.*	3,362	42,496
Transocean Sedco Forex, Inc.*	5,002	120,098
Travelers Property Casualty Corp.— Class B	15,826	268,567
Tribune Co.	4,920	253,872
Tupperware Corp.	902	15,641
TXU Corp.	5,084	120,592
Tyco International, Ltd.	31,406	832,259
U.S. Bancorp	30,340	903,525
Union Pacific Corp.	4,018	279,171
Union Planters Corp.	2,952	92,958
Unisys Corp.*	5,166	76,715
United Parcel Service, Inc.—Class B	17,630	1,314,316
United States Steel Corp.	1,640	57,433
United Technologies Corp.	7,380	699,403
UnitedHealth Group, Inc.	9,184	534,326
Univision Communications, Inc.— Class A*	5,084	201,784
Unocal Corp.	4,100	151,003
UnumProvident Corp.	4,674	73,709
UST, Inc.	2,624	93,651
Veritas Software Corp.*	6,724	249,864
Verizon Communications, Inc.	43,378	1,521,700
VF Corp.	1,722	74,459
Viacom, Inc.—Class B	27,470	1,219,119
Visteon Corp.	2,050	21,341
Vulcan Materials Co.	1,558	74,114
Wachovia Corp.	20,828	970,377
Wal-Mart Stores, Inc.	67,978	3,606,232

See accompanying notes to the financial statements.

5

PROFUNDS VP ProFund VP Bull	Schedule of Portfolio Investments December 31, 2003

Common Stocks, continued

	Shares	Value
Walgreen Co.	16,072	$584,698
Walt Disney Co.	32,144	749,920
Washington Mutual, Inc.	14,104	565,852
Waste Management, Inc.	9,184	271,847
Waters Corp.*	1,886	62,540
Watson Pharmaceuticals, Inc.*	1,722	79,212
Wellpoint Health Networks, Inc.*	2,378	230,642
Wells Fargo & Co.	26,568	1,564,590
Wendy’s International, Inc.	1,804	70,789
Weyerhaeuser Co.	3,444	220,416
Whirlpool Corp.	1,066	77,445
Williams Companies, Inc.	8,118	79,719
Winn-Dixie Stores, Inc.	2,214	22,029
Worthington Industries, Inc.	1,394	25,134
Wrigley (WM.) JR Co.	3,526	198,196
Wyeth	20,910	887,630
Xcel Energy, Inc.	6,232	105,819
Xerox Corp.*	12,464	172,003
Xilinx, Inc.*	5,412	209,661
XL Capital, Ltd.—Class A	2,132	165,337
Yahoo!, Inc.*	10,332	466,696
YUM! Brands, Inc.*	4,592	157,965
Zimmer Holdings, Inc.*	3,772	265,549
Zions Bancorp	1,394	85,494

TOTAL COMMON STOCKS (Cost $135,357,655)		159,768,354

U.S. Government Agency Obligations (24.0%)

	Principal Amount
Federal National Mortgage Association, 0.50%, 01/02/04	$53,543,000	53,542,256

TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS (Cost $53,542,256)		53,542,256

TOTAL INVESTMENT SECURITIES (Cost $188,899,911)—95.6%		213,310,610
Net other assets (liabilities)—4.4%		9,812,359

NET ASSETS—100.0%		$223,122,969

Futures Contracts Purchased

	Contracts	Unrealized Appreciation (Depreciation)
S&P 500 Futures Contract expiring March 2004 (Underlying face amount at value $63,404,375)	229	$1,947,970
E-Mini S&P 500 Futures Contract expiring March 2004 (Underlying face amount at value $55,375)	1	(17)

ProFund VP Bull invested, as a percentage of net assets, in the following industries, as of December 31, 2003:

Advertising	0.2%
Aerospace/Defense	1.1%
Agriculture	0.9%
Airlines	0.1%
Apparel	0.2%

Auto Manufacturers	0.5%
Auto Parts & Equipment	0.2%
Banks	4.9%
Beverages	1.9%
Biotechnology	0.8%
Building Materials	0.2%
Chemicals	1.1%
Commercial Services	0.7%
Computers	3.1%
Cosmetics/Personal Care	1.7%
Distribution/Wholesale	0.1%
Diversified Financial Services	4.8%
Electric	1.8%
Electrical Components & Equipment	0.3%
Electronics	0.4%
Engineering & Construction	0.1%
Entertainment	0.1%
Environmental Control	0.1%
Food	1.3%
Forest & Paper Products	0.4%
Gas	0.1%
Hand/Machine Tools	0.1%
Healthcare—Products	2.5%
Healthcare—Services	0.8%
Home Builders	0.1%
Home Furnishings	0.1%
Household Products/Wares	0.2%
Housewares	0.1%
Insurance	3.5%
Internet	0.6%
Iron/Steel	0.1%
Leisure Time	0.3%
Lodging	0.2%
Machinery—Diversified	0.2%
Machinery—Construction & Mining	0.2%
Media	2.8%
Metal Fabricate/Hardware	0.1%
Mining	0.5%
Miscellaneous Manufacturing	3.9%
Office/Business Equipment	0.1%
Oil & Gas	3.8%
Oil & Gas Services	0.4%
Packaging & Containers	0.1%
Pharmaceuticals	5.3%
Pipelines	0.1%
Real Estate Investment Trust	0.3%
Retail	4.9%
Savings & Loan	0.4%
Semiconductors	3.1%
Software	3.7%
Telecommunications	4.6%
Textiles	0.1%
Toys/Games/Hobbies	0.1%
Transportation	1.1%
Trucking & Leasing	0.1%
Other**	28.4%

*	Non-income producing security
**	Including debt securities, repurchase agreements, options purchased, and net other assets (liabilities).

See accompanying notes to the financial statements.

6

PROFUNDS VP

ProFund VP Bull

Statement of Assets and Liabilities

December 31, 2003
Assets:
Investment securities, at value (cost $188,899,911)	$213,310,610
Segregated cash balances with brokers for futures contracts	4,321,891
Dividends and interest receivable	190,906
Receivable for capital shares issued	5,823,751
Prepaid expenses	840

Total Assets	223,647,998

Liabilities:
Cash overdraft	149,552
Payable for capital shares redeemed	63
Variation margin on futures contracts	27,666
Advisory fees payable	111,922
Management services fees payable	22,384
Administration fees payable	6,754
Administrative services fees payable	82,542
Distribution fees payable	63,892
Other accrued expenses	60,254

Total Liabilities	525,029

Net Assets	$223,122,969

Net Assets consist of:
Capital	$212,813,755
Accumulated net realized gains (losses) on investments	(16,049,438)
Net unrealized appreciation (depreciation) on investments	26,358,652

Net Assets	$223,122,969

Shares of Beneficial Interest Outstanding	8,673,944

Net Asset Value (offering and redemption price per share)	$25.72

Statement of Operations

For the year ended December 31, 2003
Investment Income:
Dividends	$1,605,044
Interest	183,483

Total Investment Income	1,788,527

Expenses:
Advisory fees	823,805
Management services fees	164,762
Administration fees	52,126
Transfer agency and administrative service fees	498,114
Distribution fees	274,591
Custody fees	78,507
Fund accounting fees	88,829
Other fees	76,276

Total Gross Expenses before reductions	2,057,010
Less Expenses reduced by the Advisor	(2,544)

Total Net Expenses	2,054,466

Net Investment Income (Loss)	(265,939)

Realized and Unrealized Gains (Losses) on Investments:
Net realized gains (losses) on investment securities	(3,537,502)
Net realized gains (losses) on futures contracts	1,209,573
Change in net unrealized appreciation/depreciation on investments	23,852,721

Net Realized and Unrealized Gains (Losses) on Investments	21,524,792

Change in Net Assets Resulting from Operations	$21,258,853

See accompanying notes to the financial statements.

7

PROFUNDS VP

ProFund VP Bull

Statements of Changes in Net Assets

	For the year ended December 31, 2003	For the year ended December 31, 2002
From Investment Activities:
Operations:
Net investment income (loss)	$(265,939)	$(81,467)
Net realized gains (losses) on investments	(2,327,929)	(12,612,491)
Change in net unrealized appreciation/depreciation on investments	23,852,721	2,053,641

Change in net assets resulting from operations	21,258,853	(10,640,317)

Capital Transactions:
Proceeds from shares issued	1,127,316,089	368,175,334
Cost of shares redeemed	(1,018,201,486)	(285,371,272)

Change in net assets resulting from capital transactions	109,114,603	82,804,062

Change in net assets	130,373,456	72,163,745
Net Assets:
Beginning of period	92,749,513	20,585,768

End of period	$223,122,969	$92,749,513

Accumulated net investment income (loss)	$—	$557

Share Transactions:
Issued	50,115,935	17,148,702
Redeemed	(45,970,517)	(13,384,181)

Change in shares	4,145,418	3,764,521

See accompanying notes to the financial statements.

8

PROFUNDS VP

ProFund VP Bull

Financial Highlights

Selected data for a share of beneficial interest outstanding throughout the periods indicated.

	For the year ended December 31, 2003		For the year ended December 31, 2002		For the period May 1, 2001(a) through December 31, 2001
Net Asset Value, Beginning of Period	$20.48		$26.94		$30.00

Investment Activities:
Net investment income (loss)	(0.05	)(b)	(0.04	)(b)	(0.11	)(b)
Net realized and unrealized gains (losses) on investments	5.29		(6.42)		(2.95)

Total income (loss) from investment activities	5.24		(6.46)		(3.06)

Net Asset Value, End of Period	$25.72		$20.48		$26.94

Total Return	25.59%		(23.98)%		(10.20	)%(c)
Ratios to Average Net Assets:
Gross expenses(d)	1.87%		1.91%		2.25%
Net expenses(d)	1.87%		1.91%		2.25%
Net investment income (loss)(d)	(0.24)%		(0.18)%		(0.60)%
Supplemental Data:
Net assets, end of period (000’s)	$223,123		$92,750		$20,586
Portfolio turnover rate(e)	392%		260%		325	%(c)

(a)	Commencement of operations
(b)	Per share net investment income (loss) has been calculated using the daily average shares method.
(c)	Not annualized for periods less than one year.
(d)	Annualized for periods less than one year.
(e)	Portfolio turnover rate is calculated without regard to instruments (including options, swap agreements and futures contracts) having a maturity of less than one year.

See accompanying notes to the financial statements.

9

ProFund VP Small-Cap

The ProFund VP Small-Cap seeks daily investment results, before fees and expenses, that correspond to the daily performance of the Russell 2000® Index. For the year ended December 31, 2003, the Fund had a total return of 42.75%1, compared to a return of 45.37%2 for the Index. For the year, the Fund achieved an average daily statistical correlation of over 0.99 to the daily performance of the Index.3

The Fund applies a mathematical approach to investing. In doing so it takes positions in securities and/or financial instruments that, in combination, should have similar daily return characteristics as the Index. The Russell 2000 Index is a measure of small-cap U.S. stock market performance. It is an adjusted market capitalization weighted index containing approximately 2000 of the smallest companies in the Russell 3000 Index or approximately 8% of the total market capitalization of the Russell 3000 Index, which in turn represents approximately 98% of the investable U.S. equity market.

The Russell 2000 Index well outpaced large-cap benchmarks such as the S&P 500 in 2003. As a whole, small-cap stocks were amongst performance leaders in 2003 as they benefited from decreasing credit spreads and the resulting reduction in their cost of debt. Small cap stocks also seemed to be less negatively impacted by terrorism fears as they typically are not considered as likely to be terrorist targets. The outperformance of small-cap stocks over large-cap stocks is typical in the early recovery phase of an economic cycle.

Value of a $10,000 Investment*

* The line graph represents historical performance of a hypothetical investment of $10,000 in the ProFund VP Small-Cap from May 1, 2001 to December 31, 2003 assuming the reinvestment of distributions.

Average Annual Total Return as of 12/31/031

	1 Year	Since Inception (5/1/01)

ProFund VP Small-Cap	42.75%	1.99%

Russell 2000 Index	45.37%	4.88%

1 Past performance does not guarantee future results. Total return calculations assume the reinvestment of distributions and do not reflect the effect of taxes. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and net asset value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. During the period, certain fees were reduced. If such fee reductions had not occurred, the quoted performance would be lower. Performance numbers are net of all Fund expenses but do not include any insurance, sales, or administrative charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower.

2 The Russell 2000 Index is a price return index and does not reflect the reinvestment of dividends, the impact of transaction costs, nor the deduction of expenses associated with a mutual fund such as investment management and accounting fees. It is not possible to invest directly in an index. The Fund’s performance does reflect the reinvestment of dividends, the impact of transaction costs and the deduction of fees and expenses.

3 1.00 equals perfect correlation.

The above information is not covered by the Report of Independent Auditors.

10

PROFUNDS VP ProFund VP Small-Cap	Schedule of Portfolio Investments December 31, 2003

Common Stocks (79.6%)

	Shares	Value
@ROAD, Inc.*	3,528	$46,922
Aaron Rents, Inc.	4,312	86,801
Abgenix, Inc.*	11,368	141,645
Able Laboratories, Inc.*	5,096	92,085
ABM Industries, Inc.	6,664	116,020
Accredo Health, Inc.*	6,272	198,258
Actel Corp.*	2,744	66,130
Activision, Inc.*	11,368	206,898
Actuant Corp.*	4,704	170,285
Acuity Brands, Inc.	5,096	131,477
Adaptec, Inc.*	14,112	124,609
Adolor Corp.*	3,920	78,478
Advanced Digital Information Corp.*	7,840	109,760
Advanced Energy Industries, Inc.*	1,960	51,058
Advanced Medical Optics, Inc.*	3,528	69,325
Advanced Neuromodulation Systems, Inc.*	2,352	108,145
Advent Software, Inc.*	3,920	68,326
Advisory Board Co.*	1,176	41,054
ADVO, Inc.	7,056	224,099
Aeroflex, Inc.*	6,664	77,902
Aeropostale, Inc.*	2,744	75,240
Affiliated Managers Group, Inc.*	5,096	354,632
Agile Software Corp.*	5,488	54,331
AirTran Holdings, Inc.*	8,624	102,626
Akamai Technologies, Inc.*	13,328	143,276
Alaska Air Group, Inc.*	4,704	128,372
Albany International Corp.—Class A	5,096	172,754
Albany Molecular Research, Inc.*	3,136	47,103
Albemarle Corp.	3,920	117,482
Alexander & Baldwin, Inc.	5,488	184,892
Alexandria Real Estate Equities, Inc.	3,528	204,271
Alfa Corp.	4,312	55,452
Align Technology, Inc.*	5,488	90,662
Alkermes, Inc.*	8,232	111,132
Allegheny Energy, Inc.*	23,128	295,113
Allegheny Technologies, Inc.	23,128	305,751
Alliance Gaming Corp.*	6,272	154,605
Allmerica Financial Corp.*	9,408	289,485
Alpharma, Inc.	11,760	236,376
Amcore Financial, Inc.	3,136	84,735
American Eagle Outfitters, Inc.*	6,664	109,290
American Greetings Corp.—Class A*	22,736	497,236
American Healthways, Inc.*	3,136	74,856
American Italian Pasta Co.*	3,136	131,398
American Management Systems, Inc.*	5,488	82,704
American Medical Systems Holdings, Inc.*	2,352	51,274
American States Water Co.	3,136	78,400
AMERIGROUP Corp.*	3,920	167,188
Amerus Group Co.	5,096	178,207
Amli Residential Properties Trust	10,192	273,146
AMN Healthcare Services, Inc.*	5,488	94,174
AMR Corp.*	20,384	263,973
AmSurg Corp.*	3,528	133,676
Analogic Corp.	784	32,144
Anchor BanCorp Wisconsin, Inc.	2,352	58,565
Andrew Corp.*	19,208	221,084
Anixter International, Inc.*	9,408	243,479
AnnTaylor Stores Corp.*	8,624	336,335
ANSYS, Inc.*	1,568	62,250

Common Stocks, continued

	Shares	Value
Anteon International Corp.*	2,744	$98,921
Anthracite Capital, Inc.	19,992	221,311
Anworth Mortgage Asset Corp.	8,232	114,672
Applera Corp.—Celera Genomics Group*	22,344	310,805
Applied Industrial Technologies, Inc.	1,960	46,766
aQuantive, Inc.*	7,056	72,324
Aquilla, Inc.*	23,912	81,062
Arbitron, Inc.*	5,488	228,959
Arch Chemicals, Inc.	2,352	60,352
Arch Coal, Inc.	7,056	219,936
Argosy Gaming Co.*	4,312	112,069
Ariba, Inc.*	129,752	389,257
Arkansas Best Corp.	2,744	86,134
Arrow International, Inc.	2,744	68,545
Ascential Software Corp.*	7,448	193,127
Ask Jeeves, Inc.*	4,312	78,133
Asyst Technologies, Inc.*	4,704	81,614
Atherogenics, Inc.*	6,664	99,627
ATMI, Inc.*	4,704	108,851
Atmos Energy Corp.	6,272	152,410
Atrix Laboratories, Inc.*	2,352	56,542
Aviall, Inc.*	3,920	60,799
Avid Technology, Inc.*	3,920	188,160
Avista Corp.	6,272	113,649
Axcelis Technologies, Inc.*	12,936	132,206
Aztar Corp.*	5,880	132,299
Baldor Electric Co.	3,528	80,615
Bandag, Inc.	2,352	96,902
Bankatlantic Bancorp, Inc.—Class A	20,384	387,296
BankUnited Financial Corp.—Class A*	3,528	90,987
Banta Corp.	4,312	174,636
BARRA, Inc.	1,960	69,560
Bay View Capital Corp.	8,232	17,616
Beazer Homes U.S.A., Inc.	3,528	344,544
Bedford Property Investors, Inc.	3,136	89,784
Bel Fuse, Inc.—Class B	5,096	166,282
Belden, Inc.	4,704	99,207
Benchmark Electronics, Inc.*	7,448	259,265
Beverly Enterprises, Inc.*	11,760	101,018
BioMarin Pharmaceutical, Inc.*	8,232	63,954
Biosite Diagnostics, Inc.*	1,176	34,045
BJ’s Wholesale Club, Inc.*	13,720	315,010
Black Box Corp.	1,960	90,297
Black Hills Corp.	3,920	116,934
Bob Evans Farms, Inc.	4,312	139,968
Borland Software Corp.*	11,368	110,611
Boston Private Financial Holdings, Inc.	2,352	58,424
Bowne & Co., Inc.	4,312	58,471
Boyd Gaming Corp.	4,704	75,923
Brady Corp.—Class A	3,528	143,766
Brandywine Realty Trust	14,112	377,777
Briggs & Stratton Corp.	2,744	184,946
Bright Horizons Family Solutions, Inc.*	1,176	49,392
Brink’s Co.	8,232	186,125
Brookline Bancorp, Inc.	40,376	619,367
Brooks Automation, Inc.*	4,704	113,696
Brown Shoe Company, Inc.	3,528	133,817
Burlington Coat Factory Warehouse Corp.	2,352	49,768
C&D Technologies, Inc.	3,920	75,146

See accompanying notes to the financial statements.

11

PROFUNDS VP ProFund VP Small-Cap	Schedule of Portfolio Investments December 31, 2003

Common Stocks, continued

	Shares	Value
Cabot Microelectronics Corp.*	4,704	$230,497
Cabot Oil & Gas Corp.	3,136	92,042
CACI International, Inc.—Class A*	5,880	285,885
Cal Dive International, Inc.*	4,312	103,962
California Water Service Group	1,960	53,704
Callaway Golf Co.	13,720	231,182
Cambrex Corp.	2,352	59,412
Capital Automotive REIT	3,136	100,352
CARBO Ceramics, Inc.	1,176	60,270
Carpenter Technology Corp.	2,352	69,549
Casey’s General Stores, Inc.	5,488	96,918
Cash America International, Inc.	3,136	66,420
Catalina Marketing Corp.*	13,328	268,692
Cathay Bancorp, Inc.	1,960	109,133
Cato Corp.—Class A	1,960	40,180
CEC Entertainment, Inc.*	4,704	222,923
Cell Genesys, Inc.*	4,312	55,797
Centene Corp.*	1,960	54,900
Central Garden & Pet Co.*	1,960	54,939
Central Pacific Financial Corp.	1,568	47,103
Cerner Corp.*	3,528	133,535
CH Energy Group, Inc.	1,568	73,539
Champion Enterprises, Inc.*	6,664	46,648
Charming Shoppes, Inc.*	13,328	71,971
Charter Communications, Inc.—Class A*	54,096	217,466
Charter Municipal Mortgage Acceptance Co.	10,584	223,640
Checkpoint Systems, Inc.*	15,288	289,096
Chiquita Brands International, Inc.*	9,016	203,131
Chittenden Corp.	5,880	197,803
Choice Hotels International, Inc.*	2,352	82,908
Christopher & Banks Corp.	7,056	137,804
Ciber, Inc.*	7,840	67,894
Cima Labs, Inc.*	1,960	63,935
Cimarex Energy Co.*	5,096	136,012
Cincinnati Bell, Inc.*	33,712	170,246
Cirrus Logic, Inc.*	9,016	69,153
Citizens Banking Corp.	5,488	179,567
City Holding Co.	1,960	68,600
Clarcor, Inc.	3,920	172,872
CLECO Corp.	5,488	98,674
CMGI, Inc.*	48,608	86,522
CMS Energy Corp.*	24,696	210,410
CNET Networks, Inc.*	13,328	90,897
Coeur d’Alene Mines Corp.*	23,520	135,945
Cognex Corp.	5,880	166,051
Coherent, Inc.*	5,488	130,614
Cohu, Inc.	2,744	52,548
Colonial Properties Trust	1,960	77,616
Columbia Laboratories, Inc.*	9,800	61,740
Commerce Group, Inc.	2,744	108,388
Commercial Federal Corp.	7,448	198,936
Commercial Metals Co.	4,704	143,002
Commercial NET Lease Realty	7,448	132,574
Commonwealth Telephone Enterprises, Inc.*	2,744	103,586
Commscope, Inc.*	32,144	524,911
Community Bank System, Inc.	1,176	57,624
Community First Bankshares, Inc.	4,704	136,134
Comstock Resources, Inc.*	6,664	128,615

Common Stocks, continued

	Shares	Value
Conexant Systems, Inc.*	35,280	$175,342
CONMED Corp.*	3,528	83,966
Connecticut Bancshares, Inc.	1,176	60,611
Connetics Corp.*	4,704	85,425
Continental Airlines, Inc. Class—B*	13,720	223,224
Cooper Companies, Inc.	6,664	314,075
Cooper Tire & Rubber Co.	19,600	419,049
Copart, Inc.*	8,624	142,296
Corn Products International, Inc.	5,880	202,566
Cornerstone Realty Income Trust, Inc.	7,056	61,811
Corporate Office Properties Trust	6,272	131,712
Correctional Properties Trust	3,136	90,317
Corrections Corp. of America*	7,448	214,725
Corus Bankshares, Inc.	1,568	49,486
Corvis Corp.*	39,984	67,973
Cost Plus, Inc.*	2,744	112,504
CoStar Group, Inc.*	1,568	65,354
Covance, Inc.*	10,192	273,145
Cray, Inc.*	9,016	89,529
Credence Systems Corp.*	8,232	108,333
Crompton Corp.	18,816	134,911
Crown Holdings, Inc.*	21,560	195,334
CSG Systems International, Inc.*	8,232	102,818
CSK Auto Corp.*	4,312	80,936
CTS Corp.	7,448	85,652
Cubic Corp.	1,960	45,080
Cubist Pharmaceuticals, Inc.*	3,528	42,900
Cumulus Media, Inc.*	5,488	120,736
Cuno, Inc.*	1,960	88,259
Curtiss-Wright Corp.	3,920	176,439
CV Therapeutics, Inc.*	7,056	103,441
CVB Financial Corp.	4,732	91,284
Cyberonics, Inc.*	2,352	75,288
Cymer, Inc.*	7,056	325,917
CYTYC Corp.*	14,504	199,575
Dade Behring Holdings, Inc.*	5,096	182,131
Delphi Financial Group, Inc.—Class A	2,905	104,580
Delta & Pine Land Co.	7,056	179,223
Denbury Resources, Inc.*	4,312	59,980
Dendrite International, Inc.*	3,920	61,426
Diagnostic Products Corp.	2,352	107,980
Dick’s Sporting Goods, Inc.*	1,568	76,299
Digene Corp.*	1,568	62,877
Digital Insight Corp.*	3,528	87,847
Digital River, Inc.*	3,528	77,969
Dillard’s, Inc.—Class A	15,288	251,640
Dime Community Bancshares, Inc.	2,352	72,348
Dionex Corp.*	1,960	90,199
Dollar Thrifty Automotive Group, Inc.*	2,744	71,179
Dot Hill Systems Corp.*	3,528	53,449
DRS Technologies, Inc.*	9,016	250,464
DSP Group, Inc.*	3,528	87,882
Dycom Industries, Inc.*	8,232	220,782
EarthLink, Inc.*	15,288	152,880
East-West Bancorp, Inc.	3,136	168,340
Eastgroup Properties, Inc.	1,960	63,465
Echelon Corp.*	3,528	39,302
Eclipsys Corp.*	4,312	50,192
eFunds Corp.*	5,880	102,018
EGL, Inc.*	3,920	68,835

See accompanying notes to the financial statements.

12

PROFUNDS VP ProFund VP Small-Cap	Schedule of Portfolio Investments December 31, 2003

Common Stocks, continued

	Shares	Value
El Paso Electric Co.*	6,272	$83,731
Electro Scientific Industries, Inc.*	3,528	83,966
Electronics Boutique Holdings Corp.*	1,568	35,892
Electronics for Imaging, Inc.*	5,880	152,997
ElkCorp	2,744	73,265
EMC Corp.*	9,804	126,668
EMCOR Group, Inc.*	2,744	120,462
Emmis Communications Corp.*	5,488	148,450
Empire District Electric Co.	2,744	60,176
Energen Corp.	6,272	257,340
Engineered Support Systems, Inc.	1,568	86,334
Entegris, Inc.*	6,664	85,632
Enterasys Networks, Inc.*	26,656	99,960
Entertainment Properties Trust	3,528	122,457
Enzo Biochem, Inc.*	7,840	140,414
Enzon, Inc.*	15,288	183,456
Equity One, Inc.	3,528	59,553
eResearch Technology, Inc.*	3,528	89,682
ESCO Technologies, Inc.*	3,528	153,997
eSPEED, Inc.—Class A*	2,744	64,237
Esperion Therapeutics, Inc.*	11,760	407,015
Essex Property Trust, Inc.	3,528	226,568
Esterline Technologies Corp.*	3,920	104,546
Evergreen Resources, Inc.*	4,704	152,927
Exar Corp.*	5,096	87,040
ExpressJet Holdings, Inc.*	3,920	58,800
Extended Stay America, Inc.	9,016	130,552
Extreme Networks, Inc.*	12,544	90,442
F5 Networks, Inc.*	2,744	68,874
Federal Signal Corp.	8,232	144,225
FEI Co.*	9,016	202,860
FelCor Lodging Trust, Inc.*	6,272	69,494
Ferro Corp.	11,368	309,324
Filenet Corp.*	4,312	116,769
Financial Federal Corp.*	1,568	47,902
Finish Line, Inc.—Class A*	1,960	58,741
First Commonwealth Financial Corp.	9,408	134,158
First Community Bancorp—Class A	1,568	56,668
First Industrial Realty Trust, Inc.	7,840	264,600
First Niagara Financial Group, Inc.	10,976	163,652
First Republic Bank	2,352	84,202
FirstFed Financial Corp.*	3,528	153,468
Flagstar Bancorp, Inc.	6,272	134,346
Fleetwood Enterprises, Inc.*	4,704	48,263
FLIR Systems, Inc.*	4,312	157,388
Florida East Coast Industries, Inc.	1,568	51,901
Flowers Foods, Inc.	5,488	141,590
Flowserve Corp.*	14,112	294,658
FMC Corp.*	6,272	214,063
Forest Oil Corp.*	7,448	212,789
Fossil, Inc.*	3,136	87,839
Franklin Electric Co., Inc.	784	47,424
Fred’s, Inc.	4,704	145,730
Fremont General Corp.	9,800	165,718
Frontier Airlines, Inc.*	3,528	50,309
Frontier Oil Corp.	3,136	54,002
FTI Consulting, Inc.*	5,488	128,255
Fuller (H. B.) Co.	5,096	151,555
G & K Services, Inc.	1,960	72,030
Gables Residential Trust	4,704	163,417

Common Stocks, continued

	Shares	Value
GameStop Corp.*	4,704	$72,489
Gartner Group, Inc.*	10,192	115,272
Gateway, Inc.*	28,224	129,830
GATX Corp.	5,488	153,554
Gen-Probe, Inc.*	5,488	200,147
Genesco, Inc.*	7,448	112,688
Genesis Microchip, Inc.*	11,760	212,150
Genlyte Group, Inc.*	1,568	91,540
Genta, Inc.*	5,880	61,211
Georgia Gulf Corp.	6,664	192,456
Getty Realty Corp.	1,960	51,254
Glacier Bancorp, Inc.	2,352	76,205
Glenborough Realty Trust, Inc.	4,312	86,024
Glimcher Realty Trust	7,056	157,913
Global Imaging Systems, Inc.*	1,568	49,784
GlobespanVirata, Inc.*	13,720	80,674
Gold Banc Corp., Inc.	12,936	181,880
Golden Telecom, Inc.*	1,568	43,512
Goodyear Tire & Rubber Co.*	19,600	154,056
GrafTech International, Ltd.*	7,056	95,256
Granite Construction, Inc.	4,312	101,289
Gray Television, Inc.	5,096	77,052
Great Lakes Chemical Corp.	7,056	191,853
Greater Bay Bancorp	6,664	189,791
Grey Wolf, Inc.*	21,952	82,100
Griffon Corp.*	3,136	63,535
Group 1 Automotive, Inc.*	1,960	70,932
Guitar Center, Inc.*	1,568	51,085
Gymboree Corp.*	10,584	182,362
Hain Celestial Group, Inc.*	2,744	63,688
Handleman Co.	3,136	64,382
Hanover Compressor Co.*	9,800	109,270
Harbor Florida Bancshares, Inc.	2,744	81,524
Harland (John H.) Co.	5,488	149,822
Harleysville Group, Inc.	3,920	77,969
Health Care REIT, Inc.	9,800	352,799
Heartland Express, Inc.	3,920	94,825
Hecla Mining Co.*	14,112	116,988
Helix Technology Corp.	4,312	88,741
Hercules, Inc.*	11,760	143,472
Heritage Property Investment Trust	2,352	66,914
Highwoods Properties, Inc.	9,408	238,963
Hilb, Rogal & Hamilton Co.	6,272	201,143
Hollinger International, Inc.	5,488	85,723
Hollywood Entertainment Corp.*	6,664	91,630
Home Properties of New York, Inc.	5,488	221,660
Hooper Holmes, Inc.	7,448	46,029
Horace Mann Educators Corp.	5,096	71,191
Hot Topic, Inc.*	5,880	173,225
Houston Exploration Co.*	1,568	57,263
Hudson River Bancorp, Inc.	1,960	76,499
Hughes Supply, Inc.	4,312	213,962
Hutchinson Technology, Inc.*	2,744	84,351
Hyperion Solutions Corp.*	4,704	141,779
IDACORP, Inc.	4,704	140,744
Identix, Inc.*	12,152	54,076
IDEX Corp.	3,528	146,730
IGEN International, Inc.*	2,352	138,556
IHOP Corp.	2,352	90,505
ILEX Oncology, Inc.*	4,704	99,960

See accompanying notes to the financial statements.

13

PROFUNDS VP ProFund VP Small-Cap	Schedule of Portfolio Investments December 31, 2003

Common Stocks, continued

	Shares	Value
Imagistics International, Inc.*	1,960	$73,500
IMC Global, Inc.	14,112	140,132
IMPAC Mortgage Holdings, Inc.	6,272	114,213
Impax Laboratories, Inc.*	3,920	56,409
INAMED Corp.*	3,528	169,556
Independent Bank Corp.	2,352	66,703
Infinity Property & Casualty Corp.	6,664	220,245
Informatica Corp.*	8,232	84,790
Infospace, Inc.*	3,136	72,285
Insight Communications Co., Inc.*	5,488	56,581
Insight Enterprises, Inc.*	5,880	110,544
Insituform Technologies, Inc.—Class A*	2,744	45,276
Inspire Pharmaceuticals, Inc.*	3,528	49,956
Integra LifeSciences Holdings*	2,352	67,338
Inter-Tel, Inc.	2,352	58,753
Intergraph Corp.*	5,880	140,650
Intermagnetics General Corp.*	1,960	43,434
InterMune, Inc.*	7,056	163,417
International Multifoods Corp.*	1,960	35,280
Internet Security Systems, Inc.*	4,704	88,576
Interstate Bakeries Corp.	8,624	122,720
Invacare Corp.	3,136	126,600
Inveresk Research Group, Inc.*	5,488	135,718
Investment Technology Group, Inc.*	9,408	151,939
Invision Technologies, Inc.*	1,960	65,797
Iomega Corp.	9,800	58,604
Ionics, Inc.*	1,960	62,426
Itron, Inc.*	2,352	43,183
J2 Global Communications, Inc.*	1,960	48,549
Jack in the Box, Inc.*	4,312	92,104
Jacuzzi Brands, Inc.*	9,800	69,482
Jarden Corp.*	6,272	171,476
JDA Software Group, Inc.*	3,528	58,247
JLG Industries, Inc.	5,488	83,582
Jo-Ann Stores, Inc.*	1,960	39,984
Jones Lang LaSalle, Inc.*	3,920	81,262
Journal Register Co.*	3,920	81,144
Joy Global, Inc.	6,272	164,013
K-Swiss, Inc.—Class A	3,136	75,452
K-V Pharmaceutical Co.*	6,272	159,936
K2, Inc.*	3,528	53,661
Kansas City Southern Industries, Inc.*	11,760	168,403
Kaydon Corp.	5,488	141,810
Keane, Inc.*	6,664	97,561
Kellwood Co.	7,056	289,297
Kelly Services, Inc.—Class A	1,960	55,938
KEMET Corp.*	23,128	316,622
Kennametal, Inc.	5,880	233,730
Kilroy Realty Corp.	3,528	115,542
Kindred Healthcare, Inc.*	1,176	61,128
Kirby Corp.*	2,352	82,038
Knight Trading Group, Inc.*	9,408	137,733
Knight Transportation, Inc.*	3,136	80,438
Kopin Corp.*	10,584	71,019
Korn/Ferry International*	7,056	94,127
KOS Pharmaceuticals, Inc.*	1,176	50,615
Kramont Realty Trust	4,312	78,047
Kroll, Inc.*	4,704	122,304
Kronos, Inc.*	3,528	139,744
Kulicke & Soffa Industries, Inc.*	7,056	101,465

Common Stocks, continued

	Shares	Value
Kyphon, Inc.*	2,352	$58,400
La Quinta Corp.*	18,032	115,585
Laclede Group, Inc.	3,528	100,724
LandAmerica Financial Group, Inc.	3,920	204,859
Landauer, Inc.	2,352	95,915
Landry’s Restaurants, Inc.	2,744	70,576
Landstar System, Inc.*	3,136	119,293
Lattice Semiconductor Corp.*	13,328	129,015
Lennox International, Inc.	5,488	91,650
Lexar Media, Inc.*	6,664	116,154
Lexington Corporate Properties Trust	3,920	79,145
Liberty Corp.	1,960	88,572
LifePoint Hospitals, Inc.*	4,704	138,533
Ligand Pharmaceuticals, Inc.—Class B*	7,448	109,411
Lin TV Corp.*	3,136	80,940
Lincoln Electric Holdings, Inc.	3,920	96,981
Linens ‘n Things, Inc.*	8,624	259,410
Littelfuse, Inc.*	2,352	67,785
Lone Star Technologies, Inc.*	3,136	50,113
Longs Drug Stores Corp.	8,624	213,358
Longview Fibre Co.	6,664	82,300
LookSmart, Ltd.*	72,520	112,406
Louisiana-Pacific Corp.*	13,720	245,314
LTX Corp.*	8,624	129,619
M/I Schottenstein Homes, Inc.	1,176	45,923
Macdermid, Inc.	5,096	174,487
Macrovision Corp.*	12,936	292,223
MAF Bancorp, Inc.	2,744	114,974
Magma Design Automation, Inc.*	4,312	100,642
Magnum Hunter Resources, Inc.*	8,624	82,014
Manhattan Associates, Inc.*	2,744	75,844
Manitowoc Co.	3,136	97,843
Manufactured Home Communities, Inc.	4,704	177,106
Martek Biosciences Corp.*	2,744	178,278
Massey Energy Co.	17,248	358,758
Matthews International Corp.—Class A	3,528	104,394
Maverick Tube Corp.*	9,408	181,104
Maximus, Inc.*	3,528	138,051
MB Financial, Inc.	1,729	62,936
Medarex, Inc.*	9,408	58,612
Mentor Corp.	5,096	122,610
Mentor Graphics Corp.*	8,624	125,393
Mercury Computer Systems, Inc.*	2,744	68,326
Meritage Corp.*	1,176	77,981
Methode Electronics, Inc.—Class A	4,312	52,736
MFA Mortgage Investments, Inc.	7,448	72,618
MGE Energy, Inc.	3,136	98,815
MGI Pharma, Inc.*	5,880	241,962
Micrel, Inc.*	8,624	134,362
Micromuse, Inc.*	7,056	48,686
Micros Systems, Inc.*	1,960	84,986
Microsemi Corp.*	8,624	211,978
MicroStrategy, Inc.*	1,176	61,716
Mid-America Apartment Communities, Inc.	1,960	65,817
Mid-State Bancshares	2,744	69,807
Millennium Chemicals, Inc.	8,232	104,382
Minerals Technologies, Inc.	1,960	116,130
MKS Instruments, Inc.*	3,136	90,944
Modine Manufacturing Co.	2,744	74,033
Monaco Coach Corp.*	3,136	74,637

See accompanying notes to the financial statements.

14

PROFUNDS VP ProFund VP Small-Cap	Schedule of Portfolio Investments December 31, 2003

Common Stocks, continued

	Shares	Value
Moog, Inc.—Class A*	1,960	$96,824
Movie Gallery, Inc.*	3,136	58,580
MPS Group, Inc.*	17,248	161,269
MRO Software, Inc.*	13,720	184,671
Mueller Industries, Inc.*	5,880	202,037
Mykrolis Corp.*	3,920	63,034
Myriad Genetics, Inc.*	10,976	141,151
National Health Investors, Inc.	4,312	107,283
Nationwide Health Properties, Inc.	11,368	222,244
Navigant Consulting Co.*	6,272	118,290
NBTY, Inc.*	6,664	178,995
NCO Group, Inc.*	2,352	53,555
NDCHealth Corp.	9,800	251,076
Nektar Therapeutics*	5,880	80,027
Net.B@nk, Inc.	6,272	83,731
NetIQ Corp.*	6,664	88,298
New Century Financial Corp.	3,528	139,956
New Jersey Resources Corp.	4,704	181,151
Newcastle Investment Corp.	6,272	169,971
Newport Corp.*	5,096	84,237
NII Holdings, Inc.—Class B*	1,568	117,020
Nordson Corp.	3,136	108,286
Northwest Airlines Corp. Class A*	7,840	98,941
Northwest Natural Gas Co.	4,704	144,648
Novastar Financial, Inc.	2,352	101,042
NPS Pharmaceuticals, Inc.*	3,528	108,451
Oceaneering International, Inc.*	2,744	76,832
Ocular Sciences, Inc.*	2,352	67,526
Odyssey Healthcare, Inc.*	3,920	114,699
Offshore Logistics, Inc.*	4,312	105,730
Ohio Casualty Corp.*	7,056	122,492
Old Dominion Freight Line, Inc.*	1,176	40,078
Olin Corp.	9,016	180,861
OM Group, Inc.*	6,272	164,264
OmniVision Technologies, Inc.*	2,744	151,606
Onyx Pharmaceuticals, Inc.*	3,136	88,529
Openwave Systems, Inc.*	7,840	86,240
Orbital Sciences Corp.*	5,880	70,678
Oriental Financial Group, Inc.	5,995	154,066
Oshkosh Truck Corp.	3,920	200,037
OSI Pharmaceuticals, Inc.*	6,272	202,021
Overseas Shipholding Group, Inc.	1,960	66,738
Owens & Minor, Inc.	6,664	146,008
P.F. Chang’s China Bistro, Inc.*	3,136	159,560
Pacer International, Inc.*	2,744	55,484
Pacific Capital Bancorp	4,312	158,768
Pacific Sunwear of California, Inc.*	9,016	190,418
PalmOne, Inc.*	3,528	41,454
Panera Bread Co.*	3,528	139,462
Parametric Technology Corp.*	27,832	109,658
PAREXEL International Corp.*	3,136	50,991
Park Electrochemical Corp.	5,880	155,761
Parkway Properties, Inc.	1,176	48,922
Patina Oil & Gas Corp.	5,488	268,858
Paxar Corp.*	6,664	89,298
Payless ShoeSource, Inc.*	12,936	173,342
Pediatrix Medical Group, Inc.*	2,744	151,167
Penn National Gaming, Inc.*	3,920	90,474
Pennsylvania REIT	4,312	156,526
Penwest Pharmaceuticals Co.*	8,624	149,023

Common Stocks, continued

	Shares	Value
Pep Boys-Manny, Moe & Jack	7,840	$179,301
Per-Se Technologies, Inc.*	3,528	53,837
Perot Systems Corp.—Class A*	9,408	126,820
Perrigo Co.	7,840	123,245
PETCO Animal Supplies, Inc.*	4,704	143,237
Philadelphia Consolidated Holding Corp.*	1,960	95,707
Photon Dynamics, Inc.*	9,016	362,805
Photronics, Inc.*	6,272	124,938
Pinnacle Systems, Inc.*	9,408	80,250
Plains Exploration & Production Co.*	4,704	72,395
Planar Systems, Inc.*	3,528	85,801
Plantronics, Inc.*	14,504	473,556
Plexus Corp.*	5,096	87,498
PNM Resources, Inc.	5,096	143,198
PolyMedica Corp.	2,352	61,881
PolyOne Corp.*	11,760	75,146
Post Properties, Inc.	7,056	197,004
Potlatch Corp.	3,136	109,039
Power Integrations, Inc.*	3,136	104,931
Power-One, Inc.*	8,232	89,153
Powerwave Technologies, Inc.*	8,624	65,974
Prentiss Properties Trust	3,920	129,321
Price Communications Corp.*	14,504	199,140
PRICELINE.COM, Inc.*	2,352	42,101
PRIMEDIA, Inc.*	19,208	54,359
Priority Healthcare Corp.—Class B*	4,312	103,962
ProAssurance Corp.*	2,744	88,220
Progress Software Corp.*	3,136	64,163
ProQuest Co.*	5,096	150,077
Provident Bankshares Corp.	10,192	300,052
Provident Financial Services, Inc.	10,192	192,629
Province Healthcare Co.*	5,880	94,080
PS Business Parks, Inc.	3,528	145,565
PSS World Medical, Inc.*	8,624	104,092
Quanex Corp.	1,960	90,356
Quanta Services, Inc.*	9,408	68,678
Quantum Corp.*	18,424	57,483
Quest Software, Inc.*	5,096	72,363
Quiksilver, Inc.*	11,368	201,555
R & G Financial Corp.—Class B	3,920	156,016
RAIT Investment Trust	3,528	90,317
Ralcorp Holdings, Inc.*	7,840	245,863
RARE Hospitality International, Inc.*	4,704	114,966
Rayovac Corp.*	3,920	82,124
Reckson Associates Realty Corp.	6,272	152,410
Redwood Trust, Inc.	3,528	179,399
Regal-Beloit Corp.	2,744	60,368
Regeneron Pharmaceuticals, Inc.*	4,312	63,430
RehabCare Group, Inc.*	3,920	83,339
Reliance Steel & Aluminum Co.	3,136	104,147
REMEC, Inc.*	10,976	92,308
Remington Oil & Gas Corp.*	2,744	54,029
Republic Bancorp, Inc.	6,664	89,897
Resources Connection, Inc.*	2,352	64,233
Retek, Inc.*	13,720	127,322
Rewards Network, Inc.*	2,744	29,251
RF Micro Devices, Inc.*	22,344	224,557
RLI Corp.	2,352	88,106
Rock-Tenn Co.	3,136	54,127

See accompanying notes to the financial statements.

15

PROFUNDS VP ProFund VP Small-Cap	Schedule of Portfolio Investments December 31, 2003

Common Stocks, continued

	Shares	Value
Rogers Corp.*	1,960	$86,475
Rollins, Inc.	3,920	88,396
Roper Industries, Inc.	5,880	289,648
Roxio, Inc.*	31,752	152,092
Royal Gold, Inc.	1,960	41,023
RSA Security, Inc.*	5,880	83,496
Ruddick Corp.	3,920	70,168
Rudolph Technologies, Inc.*	7,448	182,774
Russell Corp.	3,136	55,068
Ryan’s Family Steak Houses, Inc.*	5,488	83,088
SafeNet, Inc.*	1,176	36,186
Saga Communications, Inc.*	4,312	79,901
Saxon Capital, Inc.*	3,528	73,912
ScanSource, Inc.*	1,176	53,649
School Specialty, Inc.*	1,960	66,660
Schulman (A.), Inc.	3,528	75,217
Scientific Games Corp.—Class A*	6,272	106,687
SCP Pool Corp.*	2,352	76,863
Seacoast Financial Services Corp.	3,136	85,958
SEACOR SMIT, Inc.*	3,528	148,283
Select Comfort Corp.*	2,352	58,236
Select Medical Corp.	5,488	89,345
Selective Insurance Group, Inc.	3,528	114,166
Semtech Corp.*	9,016	204,934
Senior Housing Properties Trust	5,880	101,312
Sensient Technologies Corp.	7,448	147,247
SERENA Software, Inc.*	2,744	50,352
Serologicals Corp.*	12,152	226,027
Sharper Image Corp.*	4,704	153,586
Shaw Group, Inc.*	18,424	250,934
Shuffle Master, Inc.*	7,840	271,421
Sierra Health Services, Inc.*	7,448	204,448
Sierra Pacific Resources*	15,288	112,214
Silicon Storage Technology, Inc.*	10,192	112,112
Silicon Valley Bancshares*	3,528	127,255
Simpson Manufacturing Co., Inc.*	1,960	99,686
Sinclair Broadcast Group—Class A*	6,664	99,427
Six Flags, Inc.*	12,152	91,383
SkyWest, Inc.	7,448	134,958
Skyworks Solutions, Inc.*	18,032	156,878
SL Green Realty Corp.	5,488	225,282
Smith (A.O.) Corp.	1,960	68,698
Sohu.com, Inc.*	3,528	105,875
Sola International, Inc.*	2,744	51,587
Solutia, Inc.*	13,720	4,939
Sonic Automotive, Inc.	5,488	125,785
Sonic Corp.*	5,096	156,040
SonoSite, Inc.*	6,664	142,876
Sonus Networks, Inc.*	25,872	195,592
Sotheby’s Holdings, Inc.—Class A*	5,488	74,966
Sourcecorp*	1,960	50,235
South Financial Group, Inc.	5,880	163,817
South Jersey Industries, Inc.	2,744	111,132
Southern Union Co.*	10,584	194,746
Southwest Bancorporation of Texas, Inc.	3,528	137,063
Southwest Gas Corp.	5,096	114,405
Southwestern Energy Co.*	6,664	159,270
Sovran Self Storage, Inc.	1,568	58,251
Spartech Corp.	2,744	67,612
Spherion Corp.*	10,976	107,455

Common Stocks, continued

	Shares	Value
Spinnaker Exploration Co.*	5,488	$177,098
St. Mary Land & Exploration Co.	3,528	100,548
Stage Stores, Inc.*	1,568	43,747
Standard Pacific Corp.	5,880	285,474
Staten Island Bancorp, Inc.	18,424	414,540
Steel Dynamics, Inc.*	4,704	110,497
Sterling Bancorp	9,408	268,128
Sterling Bancshares, Inc.	5,096	67,930
Sterling Financial Corp.*	1,568	53,673
Stewart & Stevenson Services, Inc.	5,488	77,106
Stewart Enterprises, Inc.—Class A*	12,544	71,250
Stewart Information Services Corp.	1,960	79,478
Stone Energy Corp.*	4,704	199,685
Strayer Education, Inc.	1,176	127,984
Stride Rite Corp.	6,272	71,375
Summit Properties, Inc.	3,528	84,743
Sun Communities, Inc.	1,568	60,682
Sunrise Assisted Living, Inc.*	4,704	182,233
Superior Energy Services, Inc.*	6,272	58,957
Superior Industries International, Inc.	4,312	187,658
SurModics, Inc.*	1,568	37,475
Susquehanna Bancshares, Inc.	5,096	127,451
Swift Energy Co.*	13,720	231,183
SWS Group, Inc.	3,528	62,798
Sybase, Inc.*	17,640	363,030
Sybron Dental Special, Inc.*	4,704	132,182
Sycamore Networks, Inc.*	21,560	112,974
Sylvan Learning Systems, Inc.*	4,312	124,142
Symyx Technologies, Inc.*	2,744	56,389
Take-Two Interactive Software, Inc.*	4,704	135,522
Tanger Factory Outlet Centers, Inc.	2,352	95,726
Tanox, Inc.*	3,136	46,570
Taubman Centers, Inc.	5,488	113,053
Techne Corp.*	7,448	281,386
Technitrol, Inc.*	7,056	146,341
Tecumseh Products Co.	1,960	94,923
Tekelec*	6,664	103,625
Teledyne Technologies, Inc.*	5,880	110,838
Telik, Inc.*	3,920	90,199
Terex Corp.*	5,488	156,298
Terrayon Communication Systems, Inc.*	8,624	38,808
Tesoro Petroleum Corp.*	7,448	108,517
Tetra Tech, Inc.*	6,272	155,921
TETRA Technologies, Inc.*	2,352	57,012
Texas Industries, Inc.	2,744	101,528
Texas Regional Bancshares, Inc.— Class A	2,744	101,528
The Medicines Co.*	5,488	161,676
The Men’s Wearhouse, Inc.*	4,312	107,843
The Phoenix Companies, Inc.	12,152	146,310
The Sports Authority, Inc.*	2,352	90,317
The Warnaco Group, Inc.*	18,032	287,610
Thomas & Betts Corp.	12,544	287,132
Thor Industries, Inc.	2,352	132,229
Thoratec Corp.*	6,272	81,599
THQ, Inc.*	4,704	79,545
Tibco Software, Inc.*	10,976	74,308
Titan Corp.*	14,112	307,784
Tom Brown, Inc.*	3,920	126,420
Too, Inc.*	18,424	310,997

See accompanying notes to the financial statements.

16

PROFUNDS VP ProFund VP Small-Cap	Schedule of Portfolio Investments December 31, 2003

Common Stocks, continued

	Shares	Value
Toro Co.	4,312	$200,077
Town & Country Trust	3,528	89,435
Tractor Supply Co.*	3,528	137,204
Transaction Systems Architects, Inc.*	4,312	97,581
Tredegar Corp.	3,920	60,878
Trimble Navigation, Ltd.*	3,920	145,981
Trimeris, Inc.*	3,528	74,017
Trinity Industries, Inc.	4,312	132,982
TriQuint Semiconductor, Inc.*	17,640	124,715
Triumph Group, Inc.*	3,136	114,150
Trust Co. of New Jersey	2,352	93,327
TrustCo Bank Corp. NY	16,464	216,502
Tuesday Morning Corp.*	1,568	47,432
Tularik, Inc.*	5,488	88,631
Tupperware Corp.	14,896	258,297
UCBH Holdings, Inc.	5,488	213,867
UICI*	4,704	62,469
UIL Holdings Corp.	10,192	459,659
Ultratech Stepper, Inc.*	2,352	69,078
UMB Financial Corp.	1,960	93,178
Umpqua Holdings Corp.	3,528	73,347
Unisource Energy Corp.	3,528	87,000
Unit Corp.*	4,704	110,779
United Auto Group, Inc.	1,960	61,348
United National Bancorp	2,352	84,037
United Natural Foods, Inc.*	2,352	84,460
United Online, Inc.*	5,096	85,562
United Rentals, Inc.*	9,800	188,748
United Stationers, Inc.*	3,920	160,407
United Surgical Partners International, Inc.*	1,960	65,621
United Therapeutics Corp.*	1,960	44,982
Universal Compression Holdings, Inc.*	3,528	92,292
Universal Corp.	3,136	138,517
Universal Forest Products, Inc.	1,960	63,073
Universal Health Realty Income Trust	9,408	283,181
Unizan Financial Corp.	2,744	55,566
Unova, Inc.*	5,880	134,946
Urban Outfitters, Inc.*	3,136	116,189
US Oncology, Inc.*	9,016	97,012
USEC, Inc.	10,584	88,906
USF Corp.	3,528	120,622
USG Corp.*	4,704	77,945
ValueClick, Inc.*	8,624	78,306
Varian Semiconductor Equipment Associates, Inc.*	6,272	274,023
Varian, Inc.*	5,096	212,656
VCA Antech, Inc.*	3,920	121,442
Veeco Instruments, Inc.*	2,744	77,381
Ventana Medical Systems, Inc.*	1,568	61,779
Ventas, Inc.	10,192	224,224
Vertex Pharmaceuticals, Inc.*	9,800	100,254
Viasys Healthcare, Inc.*	3,920	80,752
Vicuron Pharmaceuticals, Inc.*	5,880	109,662
Vignette Corp.*	27,440	62,289
Vintage Petroleum, Inc.	6,272	75,452
Visteon Corp.	16,856	175,471
VISX, Inc.*	9,016	208,721
Vitesse Semiconductor Corp.*	27,048	158,772
W Holding Co., Inc.	8,624	160,493

Common Stocks, continued

	Shares	Value
W-H Energy Services, Inc.*	2,744	$44,453
Wabash National Corp.*	3,136	91,885
Wabtec Corp.	3,920	66,797
Washington Group International, Inc.*	3,136	106,530
Washington REIT	6,272	183,142
Waste Connections, Inc.*	3,528	133,253
Watson Wyatt & Company Holdings*	4,312	104,135
Wausau-Mosinee Paper Corp.	4,704	63,598
Waypoint Financial Corp.	5,096	110,532
WD-40 Co.	1,960	69,306
WebEx Communications, Inc.*	3,136	63,034
webMethods, Inc.*	5,880	53,802
Websense, Inc.*	2,352	68,772
Weis Markets, Inc.	1,176	42,689
Wesbanco, Inc.	3,528	97,690
Westar Energy, Inc.	8,624	174,636
Westcorp	1,568	57,310
Western Wireless Corp.—Class A*	6,664	122,351
WFS Financial, Inc.*	1,568	66,577
White Electronic Designs Corp.*	31,752	279,417
Wilson Greatbatch Technologies, Inc.*	5,096	215,407
Wind River Systems, Inc.*	9,016	78,980
Winnebago Industries, Inc.	1,568	107,800
Wintrust Financial Corp.	1,960	88,396
Wireless Facilities, Inc.*	3,528	52,426
WMS Industries, Inc.*	5,488	143,786
Wolverine World Wide, Inc.	7,448	151,790
Woodward Governor Co.	784	44,555
Wright Medical Group, Inc.*	3,528	107,392
Yankee Candle Co., Inc.*	3,920	107,134
Yellow Roadway Corp.*	4,411	159,563
York International Corp.	6,272	230,809
Zale Corp.*	3,920	208,544
Zoran Corp.*	11,760	204,506

TOTAL COMMON STOCKS (Cost $93,771,207)		101,339,886

U.S. Government Agency Obligations (9.0%)

	Principal Amount
Federal Home Loan Bank, 0.50%, 01/02/04	$5,742,000	5,741,921
Federal National Mortgage Association, 0.50%, 01/02/04	5,742,000	5,741,920

TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS (Cost $11,483,841)		11,483,841

U.S. Treasury Obligations (4.5%)
U.S. Treasury Bills, 0.50%, 01/02/04	5,742,000	5,741,920

TOTAL U.S. TREASURY OBLIGATIONS (Cost $5,741,920)		5,741,920

See accompanying notes to the financial statements.

17

PROFUNDS VP ProFund VP Small-Cap	Schedule of Portfolio Investments December 31, 2003

Repurchase Agreements (9.0%)

	Principal Amount	Value
State Street Bank, 0.70%, 01/02/04, dated 12/31/03, with maturity value of $5,738,223 (Fully collateralized by a Federal Home Loan Mortgage Security)	$5,738,000	$5,738,000
UBS Bank, 0.70%, 01/02/04, dated 12/31/03, with maturity value of $5,742,223 (Fully collateralized by a Federal National Mortgage Association Security)	5,742,000	5,742,000

TOTAL REPURCHASE AGREEMENTS (Cost $11,480,000)		11,480,000

TOTAL INVESTMENT SECURITIES (Cost $122,476,968)—102.1%		130,045,647
Net other assets (liabilities)—(2.1)%		(2,710,841)

NET ASSETS—100.0%		$127,334,806

Futures Contracts Purchased

	Contracts	Unrealized Appreciation (Depreciation)
Russell 2000 Futures Contract expiring March 2004 (Underlying face amount at value $17,514,000)	63	$352,516
E-Mini Russell 2000 Futures Contract expiring March 2004 (Underlying face amount at value $7,617,200)	137	148,742
Swap Agreements

	Units	Unrealized Appreciation (Depreciation)
Equity Index Swap Agreement based on the Russell 2000 Index expiring 03/26/04 (Underlying notional amount at value $214,114)	198	$870
Equity Index Swap Agreement based on the Russell 2000 Index expiring 03/26/04 (Underlying notional amount at value $111,323)	384	450

ProFund VP Small-Cap invested, as a percentage of net assets, in the following industries, as of December 31, 2003:

Advertising	0.4%
Aerospace/Defense	1.0%
Agriculture	0.2%
Airlines	0.8%
Apparel	1.0%
Auto Manufactures	0.2%
Auto Parts & Equipment	0.9%
Banks	4.5%
Biotechnology	1.4%
Building Materials	0.7%
Chemicals	2.3%
Coal	0.5%
Commercial Services	2.6%
Computers	2.0%

Distribution/Wholesale	0.6%
Diversified Financial Services	1.0%
Electric	1.8%
Electrical Components & Equipment	0.6%
Electronics	3.3%
Engineering & Construction	0.5%
Entertainment	0.9%
Environmental Control	0.3%
Food	1.2%
Forest & Paper Products	0.4%
Gas	0.9%
Hand/Machine Tools	0.4%
Health Care—Products	2.9%
Healthcare—Services	1.8%
Home Builders	0.8%
Household Products/Wares	1.1%
Housewares	0.2%
Insurance	1.8%
Internet	2.2%
Iron/Steel	0.5%
Leisure Time	0.4%
Lodging	0.4%
Machinery—Construction & Mining	0.3%
Machinery—Diversified	1.3%
Media	0.9%
Metal Fabricate/Hardware	0.8%
Mining	0.3%
Miscellaneous Manufacturing	1.4%
Office/Business Equipment	0.1%
Oil & Gas	2.2%
Oil & Gas Services	0.7%
Packaging & Containers	0.2%
Pharmaceuticals	3.4%
Pipelines	0.1%
Real Estate	0.2%
Real Estate Investment Trust	6.3%
Retail	5.5%
Savings & Loans	2.2%
Semiconductors	3.6%
Software	3.2%
Telecommunication	2.9%
Textiles	0.1%
Transportation	1.2%
Trucking & Leasing	0.1%
Water	0.1%
Other**	20.4%

*	Non-income producing security
**	Including debt securities, repurchase agreements, options purchased, and net other assets (liabilities).

See accompanying notes to the financial statements.

18

PROFUNDS VP

ProFund VP Small-Cap

Statement of Assets and Liabilities

December 31, 2003
Assets:
Investment securities, at value (cost $110,996,968)	$118,565,647
Repurchase agreements, at cost	11,480,000

Total Investments	130,045,647
Cash	347,137
Segregated cash balances with brokers for futures contracts	1,509,187
Dividends and interest receivable	99,240
Unrealized appreciation on swap contracts	1,320
Prepaid expenses	329

Total Assets	132,002,860

Liabilities:
Payable for capital shares redeemed	3,999,757
Variation margin on futures contracts	404,592
Advisory fees payable	73,057
Management services fees payable	14,611
Administration fees payable	4,405
Administrative services fees payable	66,034
Distribution fees payable	65,963
Other accrued expenses	39,635

Total Liabilities	4,668,054

Net Assets	$127,334,806

Net Assets consist of:
Capital	$116,498,374
Accumulated net investment income (loss)	2
Accumulated net realized gains (losses) on investments	2,765,173
Net unrealized appreciation (depreciation) on investments	8,071,257

Net Assets	$127,334,806

Shares of Beneficial Interest Outstanding	4,027,066

Net Asset Value (offering and redemption price per share)	$31.62

Statement of Operations

For the year ended December 31, 2003
Investment Income:
Dividends	$430,425
Interest	303,202

Total Investment Income	733,627

Expenses:
Advisory fees	454,879
Management services fees	90,976
Administration fees	28,543
Transfer agency and administrative service fees	187,307
Distribution fees	151,626
Custody fees	51,667
Fund accounting fees	49,065
Other fees	35,942

Total Gross Expenses before reductions	1,050,005
Less Expenses reduced by the Advisor	(1,034)

Total Net Expenses	1,048,971

Net Investment Income (Loss)	(315,344)

Realized and Unrealized Gains (Losses) on Investments:
Net realized gains (losses) on investment securities	4,781,252
Net realized gains (losses) on futures contracts	6,299,655
Net realized gains (losses) on swap agreements	514,830
Change in net unrealized appreciation/depreciation on investments	8,241,792

Net Realized and Unrealized Gains (Losses) on Investments	19,837,529

Change in Net Assets Resulting from Operations	$19,522,185

See accompanying notes to the financial statements.

19

PROFUNDS VP

ProFund VP Small-Cap

Statements of Changes in Net Assets

	For the year ended December 31, 2003	For the year ended December 31, 2002
From Investment Activities:
Operations:
Net investment income (loss)	$(315,344)	$(199,211)
Net realized gains (losses) on investments	11,595,737	(6,618,131)
Change in net unrealized appreciation/depreciation on investments	8,241,792	(1,045,114)

Change in net assets resulting from operations	19,522,185	(7,862,456)

Capital Transactions:
Proceeds from shares issued	317,214,802	321,293,250
Cost of shares redeemed	(248,014,063)	(294,783,892)

Change in net assets resulting from capital transactions	69,200,739	26,509,358

Change in net assets	88,722,924	18,646,902
Net Assets:
Beginning of period	38,611,882	19,964,980

End of period	$127,334,806	$38,611,882

Accumulated net investment income (loss)	$2	$14,382

Share Transactions:
Issued	11,747,664	12,979,957
Redeemed	(9,464,090)	(11,935,533)

Change in shares	2,283,574	1,044,424

See accompanying notes to the financial statements.

20

PROFUNDS VP

ProFund VP Small-Cap

Financial Highlights

Selected data for a share of beneficial interest outstanding throughout the periods indicated.

	For the year ended December 31, 2003		For the year ended December 31, 2002		For the period May 1, 2001(a) through December 31, 2001
Net Asset Value, Beginning of Period	$22.15		$28.56		$30.00

Investment Activities:
Net investment income (loss)	(0.14	)(b)	(0.16	)(b)	(0.10	)(b)
Net realized and unrealized gains (losses) on investments	9.61		(6.25)		(1.34)

Total income (loss) from investment activities	9.47		(6.41)		(1.44)

Net Asset Value, End of Period	$31.62		$22.15		$28.56

Total Return	42.75%		(22.44)%		(4.80	)%(c)
Ratios to Average Net Assets:
Gross expenses(d)	1.73%		1.97%		2.65%
Net expenses(d)	1.73%		1.97%		2.25%
Net investment income (loss)(d)	(0.52)%		(0.62)%		(0.53)%
Supplemental Data:
Net assets, end of period (000’s)	$127,335		$38,612		$19,965
Portfolio turnover rate(e)	189%		527%		2,627	%(c)

(a)	Commencement of operations
(b)	Per share net investment income (loss) has been calculated using the daily average shares method.
(c)	Not annualized for periods less than one year.
(d)	Annualized for periods less than one year.
(e)	Portfolio turnover rate is calculated without regard to instruments (including options, swap agreements and futures contracts) having a maturity of less than one year.

See accompanying notes to the financial statements.

21

ProFund VP OTC

The ProFund VP OTC seeks daily investment results, before fees and expenses, that correspond to the daily performance of the NASDAQ-100® Index. For the year ended December 31, 2003, the Fund had a total return of 46.75%1, compared to a return of 49.12%2 for the Index. For the year, the Fund achieved an average daily statistical correlation of over 0.99 to the daily performance of the Index.3

The Fund applies a mathematical approach to investing. In doing so it takes positions in securities and/or financial instruments that, in combination, should have similar daily return characteristics as the Index. The NASDAQ-100 Index represents the largest non-financial domestic and international issues listed on The NASDAQ Stock Market. To be eligible for inclusion companies cannot be in bankruptcy proceedings and must meet certain additional criteria including minimum trading volume and “seasoning,” requirements. The Index is calculated under a modified capitalization-weighted methodology.

The NASDAQ-100 Index stayed true to form in 2003 with a 44% technology weighting. This heavy weighting in technology, as well as in mid-cap issues, caused the index to beat the broader market indices such as the S&P 500. This index is typically much more sensitive to changes in the economy than are the broader indices, such that it tends to outperform when the broader market does well, and underperform when the broader market does poorly. This year was no exception. Of the ten highest weighted constituents of the Index at the beginning of the year, the top performer in terms of stock price return was Intel Corp (+105.85%) while the worst was Microsoft Corp. (+5.88%).

Value of a $10,000 Investment*

* The line graph represents historical performance of a hypothetical investment of $10,000 in the ProFund VP OTC from January 22, 2001 to December 31, 2003 assuming the reinvestment of distributions.

Average Annual Total Return as of 12/31/031

	1 Year	Since Inception (1/22/01)

ProFund VP OTC	46.75%	(19.61)%

NASDAQ–100 Index	49.12%	(18.13)%

1 Past performance does not guarantee future results. Total return calculations assume the reinvestment of distributions and do not reflect the effect of taxes. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and net asset value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. During the period, certain fees were reduced. If such fee reductions had not occurred, the quoted performance would be lower. Performance numbers are net of all Fund expenses but do not include any insurance, sales, or administrative charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower.

2 The NASDAQ-100 Index is a price return index and does not reflect the reinvestment of dividends, the impact of transaction costs, nor the deduction of expenses associated with a mutual fund such as investment management and accounting fees. It is not possible to invest directly in an index. The Fund’s performance does reflect the reinvestment of dividends, the impact of transaction costs and the deduction of fees and expenses.

3 1.00 equals perfect correlation.

The above information is not covered by the Report of Independent Auditors.

22

PROFUNDS VP ProFund VP OTC	Schedule of Portfolio Investments December 31, 2003

Common Stocks (91.9%)

	Shares	Value
Adobe Systems, Inc.	27,468	$1,079,492
Altera Corp.*	64,964	1,474,683
Amazon.com, Inc.*	31,828	1,675,426
American Power Conversion Corp.	23,980	586,311
Amgen, Inc.*	72,376	4,472,837
Apollo Group, Inc.—Class A*	21,364	1,452,752
Apple Computer, Inc.*	61,040	1,304,425
Applied Materials, Inc.*	102,460	2,300,227
ATI Technologies, Inc.*	28,776	435,093
BEA Systems, Inc.*	44,908	552,368
Bed Bath & Beyond, Inc.*	47,960	2,079,066
Biogen Idec, Inc.*	45,344	1,667,752
Biomet, Inc.	41,420	1,508,101
Broadcom Corp.—Class A*	24,852	847,205
C.H. Robinson Worldwide, Inc.	10,028	380,161
Career Education Corp.*	12,208	489,175
CDW Corp.	10,464	604,400
Cephalon, Inc.*	6,104	295,495
Check Point Software Technologies, Ltd.*	29,212	491,346
Chiron Corp.*	31,392	1,789,030
Cintas Corp.	24,852	1,245,831
Cisco Systems, Inc.*	296,480	7,201,498
Citrix Systems, Inc.*	23,544	499,368
Comcast Corp.—Special Class A*	114,232	3,754,806
Compuware Corp.*	28,340	171,174
Comverse Technology, Inc.*	23,544	414,139
Costco Wholesale Corp.*	29,212	1,086,102
Dell, Inc.*	112,488	3,820,093
DENTSPLY International, Inc.	9,156	413,577
Dollar Tree Stores, Inc.*	13,080	393,185
eBay, Inc.*	57,552	3,717,285
EchoStar Communications Corp.—Class A*	30,520	1,037,680
Electronic Arts, Inc.*	35,752	1,708,231
Expeditors International of Washington, Inc.	12,208	459,754
Express Scripts, Inc.—Class A*	8,284	550,306
Fastenal Co.	8,720	435,477
First Health Group Corp.*	11,772	229,083
Fiserv, Inc.*	29,212	1,154,166
Flextronics International, Ltd.*	68,452	1,015,827
Garmin, Ltd.	11,772	641,339
Gentex Corp.	9,592	423,583
Genzyme Corp.—General Division*	33,572	1,656,442
Gilead Sciences, Inc.*	23,980	1,394,196
Henry Schein, Inc.*	4,796	324,114
Intel Corp.	272,064	8,760,460
InterActiveCorp*	91,124	3,091,837
Intersil Corp.—Class A	16,568	411,715
Intuit, Inc.*	30,956	1,637,882
Invitrogen Corp.*	5,668	396,760
JDS Uniphase Corp.*	191,404	698,625
Juniper Networks, Inc.*	30,520	570,114

Common Stocks, continued

	Shares	Value
KLA-Tencor Corp.*	27,904	$1,637,128
Lam Research Corp.*	16,132	521,064
Lamar Advertising Co.*	10,028	374,245
Level 3 Communications, Inc.*	79,788	454,792
Lincare Holdings, Inc.*	11,336	340,420
Linear Technology Corp.	50,576	2,127,732
Marvell Technology Group, Ltd.*	14,388	545,737
Maxim Integrated Products, Inc.	54,936	2,735,812
MedImmune, Inc.*	32,264	819,506
Mercury Interactive Corp.*	11,336	551,383
Microchip Technology, Inc.	20,492	683,613
Microsoft Corp.	443,848	12,223,574
Millennium Pharmaceuticals, Inc.*	39,240	732,611
Molex, Inc.	11,772	410,725
Network Appliance, Inc.*	43,164	886,157
Nextel Communications, Inc.—Class A*	162,628	4,563,342
Novellus Systems, Inc.*	18,748	788,353
NVIDIA Corp.*	20,928	486,576
Oracle Corp.*	259,856	3,430,099
PACCAR, Inc.	15,696	1,336,044
PanAmSat Corp.*	24,416	526,409
Patterson Dental Co.*	7,848	503,528
Patterson-UTI Energy, Inc.*	10,028	330,122
Paychex, Inc.	43,164	1,605,700
PeopleSoft, Inc.*	61,912	1,411,594
Petsmart, Inc.	17,004	404,695
Pixar Animation Studios*	6,540	453,157
QLogic Corp.*	11,772	607,435
Qualcomm, Inc.	115,104	6,207,559
Research In Motion, Ltd.*	9,592	641,033
Ross Stores, Inc.	18,312	483,986
Ryanair Holdings PLC ADR*	7,412	375,344
Sandisk Corp.*	8,720	533,141
Sanmina-SCI Corp.*	65,400	824,694
Siebel Systems, Inc.*	69,760	967,571
Sigma-Aldrich Corp.	8,284	473,679
Smurfit-Stone Container Corp.*	29,212	542,467
Staples, Inc.*	39,676	1,083,155
Starbucks Corp.*	65,400	2,162,124
Sun Microsystems, Inc.*	167,424	751,734
Symantec Corp.*	38,368	1,329,451
Synopsys, Inc.*	17,440	588,774
Tellabs, Inc.*	28,340	238,906
Teva Pharmaceutical Industries, Ltd.ADR	23,108	1,310,455
VeriSign, Inc.*	27,468	447,728
Veritas Software Corp.*	52,320	1,944,211
Whole Foods Market, Inc.*	6,976	468,299
Xilinx, Inc.*	54,500	2,111,330
Yahoo!, Inc.*	37,932	1,713,388

TOTAL COMMON STOCKS (Cost $100,181,305)		141,490,576

See accompanying notes to the financial statements.

23

PROFUNDS VP ProFund VP OTC	Schedule of Portfolio Investments December 31, 2003

U.S. Government Agency Obligations (7.7%)

	Principal Amount	Value
Federal National Mortgage Association, 0.50%, 01/02/04	$11,826,000	$11,825,836

TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS (Cost $11,825,836)		11,825,836

TOTAL INVESTMENT SECURITIES (Cost $112,007,141)—99.6%		153,316,412
Net other assets (liabilities)—0.4%		686,731

NET ASSETS—100.0%		$154,003,143

Futures Contracts Purchased

	Contracts	Unrealized Appreciation (Depreciation)
NASDAQ Futures Contract expiring March 2004 (Underlying face amount at value $12,590,400)	86	$331,703

ProFund VP OTC invested, as a percentage of net assets, in the following industries, as of December 31, 2003:

Advertising	0.2%
Airlines	0.2%
Auto Manufacturers	0.9%
Biotechnology	7.0%
Chemicals	0.3%
Commercial Services	2.5%
Computers	6.8%
Distribution/Wholesale	0.7%
Electrical Components & Equipment	0.6%
Electronics	1.9%
Food	0.3%
Healthcare—Products	1.8%
Healthcare—Services	0.2%
Internet	8.1%
Media	2.4%
Oil & Gas	0.2%
Packaging & Containers	0.4%
Pharmaceuticals	2.8%
Retail	5.0%
Semiconductors	17.3%
Software	16.8%
Telecommunications	14.2%
Textiles	0.8%
Transportation	0.5%
Other**	8.1%

*	Non-income producing security
**	Including debt securities, repurchase agreements, options purchased, and net other assets (liabilities).
ADR	American Depositary Receipt

See accompanying notes to the financial statements.

24

PROFUNDS VP

ProFund VP OTC

Statement of Assets and Liabilities

December 31, 2003
Assets:
Investment securities, at value (cost $112,007,141)	$153,316,412
Segregated cash balances with brokers for futures contracts	1,582,399
Dividends and interest receivable	20,051
Receivable for capital shares issued	703
Prepaid expenses	1,017

Total Assets	154,920,582

Liabilities:
Cash overdraft	439,709
Payable for capital shares redeemed	173,946
Variation margin on futures contracts	56,080
Advisory fees payable	88,086
Management services fees payable	17,617
Administration fees payable	5,312
Administrative services fees payable	58,729
Distribution fees payable	29,367
Other accrued expenses	48,593

Total Liabilities	917,439

Net Assets	$154,003,143

Net Assets consist of:
Capital	$157,840,535
Accumulated net realized gains (losses) on investments	(45,478,366)
Net unrealized appreciation (depreciation) on investments	41,640,974

Net Assets	$154,003,143

Shares of Beneficial Interest Outstanding	9,755,970

Net Asset Value (offering and redemption price per share)	$15.79

Statement of Operations

For the year ended December 31, 2003
Investment Income:
Dividends	$250,608
Interest	52,536

Total Investment Income	303,144

Expenses:
Advisory fees	826,562
Management services fees	165,313
Administration fees	52,355
Transfer agency and administrative service fees	629,651
Distribution fees	275,521
Custody fees	58,896
Fund accounting fees	86,086
Other fees	60,997

Total Gross Expenses before reductions	2,155,381
Less Expenses reduced by the Advisor	(2,346)

Total Net Expenses	2,153,035

Net Investment Income (Loss)	(1,849,891)

Realized and Unrealized Gains (Losses) on Investments:
Net realized gains (losses) on investment securities	(141,279)
Net realized gains (losses) on futures contracts	1,780,552
Change in net unrealized appreciation/depreciation on investments	38,631,467

Net Realized and Unrealized Gains (Losses) on Investments	40,270,740

Change in Net Assets Resulting from Operations	$38,420,849

See accompanying notes to the financial statements.

25

PROFUNDS VP

ProFund VP OTC

Statements of Changes in Net Assets

	For the year ended December 31, 2003	For the year ended December 31, 2002
From Investment Activities:
Operations:
Net investment income (loss)	$(1,849,891)	$(921,224)
Net realized gains (losses) on investments	1,639,273	(25,073,703)
Change in net unrealized appreciation/depreciation on investments	38,631,467	(8,672,791)

Change in net assets resulting from operations	38,420,849	(34,667,718)

Capital Transactions:
Proceeds from shares issued	786,092,747	505,590,731
Cost of shares redeemed	(746,760,017)	(465,447,929)

Change in net assets resulting from capital transactions	39,332,730	40,142,802

Change in net assets	77,753,579	5,475,084
Net Assets:
Beginning of period	76,249,564	70,774,480

End of period	$154,003,143	$76,249,564

Share Transactions:
Issued	60,341,194	40,149,626
Redeemed	(57,668,702)	(37,104,141)

Change in shares	2,672,492	3,045,485

See accompanying notes to the financial statements.

26

PROFUNDS VP

ProFund VP OTC

Financial Highlights

Selected data for a share of beneficial interest outstanding throughout the periods indicated.

	For the year ended December 31, 2003		For the year ended December 31, 2002		For the period January 22, 2001(a) through December 31, 2001
Net Asset Value, Beginning of Period	$10.76		$17.53		$30.00

Investment Activities:
Net investment income (loss)	(0.22	)(b)	(0.23	)(b)	(0.27	)(b)
Net realized and unrealized gains (losses) on investments	5.25		(6.54)		(12.20)

Total income (loss) from investment activities	5.03		(6.77)		(12.47)

Net Asset Value, End of Period	$15.79		$10.76		$17.53

Total Return	46.75%		(38.62)%		(41.57	)%(c)
Ratios to Average Net Assets:
Gross expenses(d)	1.95%		2.03%		1.91%
Net expenses(d)	1.95%		1.98%		1.91%
Net investment income (loss)(d)	(1.68)%		(1.75)%		(1.61)%
Supplemental Data:
Net assets, end of period (000’s)	$154,003		$76,250		$70,774
Portfolio turnover rate(e)	510%		534%		918	%(c)

(a)	Commencement of operations
(b)	Per share net investment income (loss) has been calculated using the daily average shares method.
(c)	Not annualized for periods less than one year.
(d)	Annualized for periods less than one year.
(e)	Portfolio turnover rate is calculated without regard to instruments (including options, swap agreements and futures contracts) having a maturity of less than one year.

See accompanying notes to the financial statements.

27

ProFund VP Mid-Cap Value

The ProFund VP Mid-Cap Value seeks daily investment results, before fees and expenses, that correspond to the daily performance of the S&P MidCap 400/Barra Value Index. For the year ended December 31, 2003, the Fund had a total return of 35.74%1, compared to a return of 37.77%2 for the Index. For the year, the Fund achieved an average daily statistical correlation of over 0.99 to the daily performance of the Index.3

The Fund applies a mathematical approach to investing. In doing so it takes positions in securities and/or financial instruments that, in combination, should have similar daily return characteristics as the Index. The S&P MidCap 400/Barra Value Index is a market capitalization weighted index comprised of the stocks in the S&P MidCap 400 Index that have comparatively low price-to-book ratios as determined before each semiannual rebalance date.

In 2003, the S&P MidCap 400/Barra Value Index (and thus the Fund) benefited from both its value bias and its mid-cap focus. Value stocks outperformed growth stocks across the capitalization spectrum albeit by a much smaller margin than in 2000-2002 bear market. Mid-cap stocks outperformed large-cap stocks as they were more able to take advantage of decreasing credit spreads and the resulting reduction in their cost of debt. Of the ten highest weighted constituents of the Index at the beginning of the year, the top performer in terms of stock price return was Sovereign Bancorp, Inc. (+69.04%) while the worst was Ensco International (-7.74%).

Value of a $10,000 Investment*

* The line graph represents historical performance of a hypothetical investment of $10,000 in the ProFund VP Mid-Cap Value from May 1, 2002 to December 31, 2003 assuming the reinvestment of distributions.

Average Annual Total Return as of 12/31/031

	1-Year	Since Inception (5/1/02)

ProFund VP Mid-Cap Value	35.74%	3.08%

S&P MidCap 400/BARRA Value Index	37.77%	5.41%

1 Past performance does not guarantee future results. Total return calculations assume the reinvestment of distributions and do not reflect the effect of taxes. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and net asset value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. During the period, certain fees were reduced. If such fee reductions had not occurred, the quoted performance would be lower. Performance numbers are net of all Fund expenses but do not include any insurance, sales, or administrative charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower.

2 The S&P MidCap 400/BARRA Value Index is a price return index and does not reflect the reinvestment of dividends, the impact of transaction costs, nor the deduction of expenses associated with a mutual fund such as investment management and accounting fees. It is not possible to invest directly in an index. The Fund’s performance does reflect the reinvestment of dividends, the impact of transaction costs and the deduction of fees and expenses.

3 1.00 equals perfect correlation.

The above information is not covered by the Report of Independent Auditors.

28

PROFUNDS VP ProFund VP Mid-Cap Value	Schedule of Portfolio Investments December 31, 2003

Common Stocks (99.8%)

	Shares	Value
3Com Corp.*	37,996	$310,427
Activision, Inc.*	9,086	165,366
Advanced Fibre Communications, Inc.*	8,673	174,761
Advent Software, Inc.*	3,304	57,589
AGCO Corp.*	7,847	158,039
AGL Resources, Inc.	6,608	192,293
Airgas, Inc.	7,434	159,682
Alaska Air Group, Inc.*	2,891	78,895
Albemarle Corp.	4,130	123,776
Alexander & Baldwin, Inc.	4,130	139,140
ALLETE, Inc.	9,086	278,032
Alliant Energy Corp.	11,151	277,660
Allmerica Financial Corp.*	5,369	165,204
AMB Property Corp.	8,260	271,589
American Eagle Outfitters, Inc.*	7,434	121,918
American Financial Group, Inc.	7,434	196,704
AmeriCredit Corp.*	16,107	256,585
Amerus Group Co.	4,130	144,426
Aquilla, Inc.*	19,824	67,203
Arch Coal, Inc.	5,369	167,352
Arrow Electronics, Inc.*	10,325	238,921
ArvinMeritor, Inc.	7,021	169,347
Ascential Software Corp.*	6,195	160,636
Associated Banc Corp.	7,434	317,060
Astoria Financial Corp.	8,260	307,272
Avnet, Inc.*	12,390	268,367
Bandag, Inc.	2,065	85,078
Banknorth Group, Inc.	16,520	537,396
Banta Corp.	2,478	100,359
Barnes & Noble, Inc.*	7,021	230,639
Belo (A.H.) Corp.—Class A	11,564	327,724
BJ’s Wholesale Club, Inc.*	7,021	161,202
Black Hills Corp.	3,304	98,558
Blyth, Inc.	4,543	146,375
Bob Evans Farms, Inc.	3,717	120,654
Borders Group, Inc.*	7,847	172,006
BorgWarner, Inc.	2,891	245,937
Bowater, Inc.	5,782	267,764
Boyd Gaming Corp.	6,608	106,653
Brink’s Co.	5,369	121,393
Cabot Corp.	6,195	197,249
Callaway Golf Co.	7,847	132,222
Carpenter Technology Corp.	2,478	73,274
CBRL Group, Inc.	4,956	189,617
Ceridian Corp.*	15,281	319,984
CheckFree Holdings Corp.*	8,260	228,389
CNF, Inc.	4,956	168,008
Colonial BancGroup, Inc.	12,803	221,748
Commscope, Inc.*	6,195	101,164
Community Health Systems*	9,912	263,461
Constellation Brands, Inc.*	10,738	353,603
Cooper Cameron Corp.*	5,369	250,195
Copart, Inc.*	9,086	149,919
Credence Systems Corp.*	6,608	86,961
Cree Research, Inc.*	7,434	131,507
Crompton Corp.	11,564	82,914
CSG Systems International, Inc.*	5,369	67,059
Cytec Industries, Inc.*	4,130	158,551
D.R. Horton, Inc.	16,107	696,789
Dean Foods Co.*	16,107	529,437

Common Stocks, continued

	Shares	Value
Duquesne Light Holdings, Inc.	7,847	$143,914
E*TRADE Group, Inc.*	37,583	475,425
Edwards (A.G.), Inc.	7,847	284,297
EGL, Inc.*	4,956	87,027
Emmis Communications Corp.*	5,782	156,403
Energy East Corp.	14,868	333,043
Ensco International, Inc.	15,281	415,185
Entercom Communications Corp.*	5,369	284,342
Everest Re Group, Ltd.	5,782	489,157
Extended Stay America, Inc.	9,912	143,526
Federal Signal Corp.	4,956	86,829
Ferro Corp.	4,130	112,377
Fidelity National Financial, Inc.	15,281	592,597
First American Financial Corp.	7,847	233,605
FirstMerit Corp.	8,673	233,911
Flowserve Corp.*	5,782	120,728
FMC Corp.*	3,717	126,861
Forest Oil Corp.*	5,369	153,392
Furniture Brands International, Inc.	5,782	169,586
GATX Corp.	4,956	138,669
Glatfelter (P.H.) Co.	4,543	56,560
Granite Construction, Inc.	4,130	97,014
Grant Prideco, Inc.*	12,390	161,318
Great Plains Energy, Inc.	7,021	223,408
Greater Bay Bancorp	5,369	152,909
GreenPoint Financial Corp.	13,629	481,376
Hanover Compressor Co.*	7,434	82,889
Harris Corp.	7,021	266,447
Harsco Corp.	4,130	180,977
Hawaiian Electric Industries, Inc.	3,717	176,074
HCC Insurance Holdings, Inc.	6,608	210,134
Helmerich & Payne, Inc.	4,956	138,421
Hibernia Corp.	15,694	368,966
Highwoods Properties, Inc.	5,369	136,373
Horace Mann Educators Corp.	4,543	63,466
Hospitality Properties Trust	6,608	272,778
IDACORP, Inc.	3,717	111,213
Imation Corp.	3,717	130,653
IMC Global, Inc.	11,977	118,932
Independence Community Bank Corp.	5,369	193,123
IndyMac Bancorp, Inc.	5,782	172,246
Internet Security Systems, Inc.*	4,956	93,321
Intersil Corp.—Class A	14,042	348,944
Interstate Bakeries Corp.	4,543	64,647
Investment Technology Group, Inc.*	4,956	80,039
JM Smucker Co.	4,956	224,457
Keane, Inc.*	6,608	96,741
Kelly Services, Inc.—Class A	3,717	106,083
KEMET Corp.*	8,673	118,733
Kennametal, Inc.	3,717	147,751
Korn/Ferry International*	3,717	49,585
L-3 Communications Holdings, Inc.*	9,912	509,080
LaBranche & Co., Inc.	6,195	72,296
Lattice Semiconductor Corp.*	11,564	111,940
Lear Corp.	7,021	430,598
Lee Enterprises, Inc.	4,543	198,302
Leucadia National Corp.	7,021	323,668
Liberty Property Trust	8,260	321,314
Longs Drug Stores Corp.	3,717	91,959
Longview Fibre Co.	5,369	66,307

See accompanying notes to the financial statements.

29

PROFUNDS VP ProFund VP Mid-Cap Value	Schedule of Portfolio Investments December 31, 2003

Common Stocks, continued

	Shares	Value
Lubrizol Corp.	5,369	$174,600
Lyondell Chemical Co.	18,172	308,016
M&T Bank Corp.	12,390	1,217,936
Mack-Cali Realty Corp.	5,782	240,647
Martin Marietta Materials	4,956	232,783
MDU Resources Group, Inc.	11,564	275,339
Media General, Inc.—Class A	2,478	161,318
Mercantile Bankshares Corp.	8,260	376,491
Millennium Pharmaceuticals, Inc.*	30,975	578,303
Minerals Technologies, Inc.	2,065	122,351
Modine Manufacturing Co.	3,304	89,142
Mohawk Industries, Inc.*	6,608	466,128
MONY Group, Inc.*	4,956	155,073
MPS Group, Inc.*	10,738	100,400
National Commerce Financial Corp.	21,063	574,599
National Fuel Gas Co.	8,260	201,874
National-Oilwell, Inc.*	8,673	193,928
Neiman Marcus Group, Inc.—Class A*	4,956	265,988
New Plan Excel Realty Trust, Inc.	9,912	244,529
Newport Corp.*	4,130	68,269
Noble Energy, Inc.	5,782	256,894
Northeast Utilities System	13,629	274,897
NSTAR	5,369	260,397
OGE Energy Corp.	9,086	219,790
Ohio Casualty Corp.*	6,195	107,545
Old Republic International Corp.	18,585	471,316
Omnicare, Inc.	10,325	417,027
ONEOK, Inc.	9,499	209,738
Overseas Shipholding Group, Inc.	3,717	126,564
PacifiCare Health Systems, Inc.*	4,130	279,188
Packaging Corp. of America	10,738	234,733
Park Place Entertainment Corp.*	30,975	335,459
Payless ShoeSource, Inc.*	7,021	94,081
Peabody Energy Corp.	5,369	223,941
Pentair, Inc.	4,956	226,489
Pepco Holdings, Inc.	17,346	338,941
PepsiAmericas, Inc.	14,868	254,540
Perrigo Co.	7,021	110,370
Pioneer Natural Resources Co.*	11,977	382,426
Plexus Corp.*	4,543	78,003
PMI Group, Inc.	9,912	369,024
PNM Resources, Inc.	4,130	116,053
Pogo Producing Co.	6,608	319,166
Polycom, Inc.*	10,325	201,544
Potlatch Corp.	2,891	100,520
Powerwave Technologies, Inc.*	6,608	50,551
Precision Castparts Corp.	6,195	281,315
Price Communications Corp.*	5,369	73,716
Pride International, Inc.*	14,042	261,743
Protective Life Corp.	7,021	237,591
Protein Design Labs, Inc.*	9,499	170,032
Provident Financial Group, Inc.	4,956	158,344
Puget Energy, Inc.	9,499	225,791
Quanta Services, Inc.*	11,977	87,432
Quantum Corp.*	18,172	56,697
Questar Corp.	8,673	304,857

Common Stocks, continued

	Shares	Value
Radian Group, Inc.	9,499	$463,076
Raymond James Financial Corp.	4,956	186,841
Rayonier, Inc.	4,956	205,724
Republic Services, Inc.	16,107	412,822
RPM, Inc.	11,977	197,141
Ruddick Corp.	4,543	81,320
Saks, Inc.*	14,042	211,192
SCANA Corp.	11,151	381,922
Scholastic Corp.*	4,130	140,585
Sensient Technologies Corp.	4,956	97,980
Sequa Corp.—Class A*	1,239	60,711
Sierra Pacific Resources*	11,977	87,911
Six Flags, Inc.*	9,499	71,432
Smithfield Foods, Inc.*	11,151	230,826
Sonoco Products Co.	9,912	244,033
Sovereign Bancorp, Inc.	29,736	706,231
SPX Corp.*	7,847	461,482
StanCorp Financial Group, Inc.	2,891	181,786
Storage Technology Corp.*	11,151	287,138
Superior Industries International, Inc.	2,891	125,816
Swift Transportation Co., Inc.*	8,673	182,307
Sylvan Learning Systems, Inc.*	4,543	130,793
Tech Data Corp.*	5,782	229,488
Tecumseh Products Co.	2,065	100,008
Teleflex, Inc.	4,130	199,603
Telephone & Data Systems, Inc.	5,782	361,665
The Scotts Co.—Class A*	3,304	195,465
Tidewater, Inc.	6,195	185,107
Toll Brothers, Inc.*	7,434	295,576
Triad Hospitals, Inc.*	7,847	261,070
Trinity Industries, Inc.	4,543	140,106
TriQuint Semiconductor, Inc.*	13,629	96,357
Tyson Foods, Inc.—Class A	35,931	475,726
Unifi, Inc.*	5,369	34,630
United Rentals, Inc.*	7,847	151,133
Unitrin, Inc.	7,021	290,740
Universal Corp.	2,478	109,453
Valero Energy Corp.	12,390	574,153
Varco International, Inc.*	9,912	204,485
Vectren Corp.	7,847	193,429
Viad Corp.	9,086	227,151
Vishay Intertechnology, Inc.*	16,520	378,308
W.R. Berkley Corp.	8,673	303,121
Washington Federal, Inc.	7,021	199,396
Wausau-Mosinee Paper Corp.	5,369	72,589
Weatherford International, Ltd.*	13,216	475,776
Webster Financial Corp.	4,543	208,342
Werner Enterprises, Inc.	8,260	160,987
Westar Energy, Inc.	7,434	150,539
WGL Holdings, Inc.	4,956	137,727
Wind River Systems, Inc.*	8,673	75,975
Wisconsin Energy Corp.	11,977	400,630
WPS Resources Corp.	3,717	171,837
York International Corp.	4,130	151,984

TOTAL COMMON STOCKS (Cost $44,042,230)		50,450,003

See accompanying notes to the financial statements.

30

PROFUNDS VP ProFund VP Mid-Cap Value	Schedule of Portfolio Investments December 31, 2003

U.S. Government Agency Obligations (0.4%)

	Principal Amount	Value
Federal National Mortgage Association, 0.50%, 01/02/04	$205,000	$204,997

TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS (Cost $204,997)		204,997

TOTAL INVESTMENT SECURITIES (Cost $44,247,227)—100.2%		50,655,000
Net other assets (liabilities)—(0.2)%		(79,503)

NET ASSETS—100.0%		$50,575,497

Futures Contracts Purchased

	Contracts	Unrealized Appreciation (Depreciation)
E-Mini S&P MidCap 400 Futures Contract expiring March 2004 (Underlying face amount at value $115,160)	2	$2,302

ProFund VP Mid-Cap Value invested, as a percentage of net assets, in the following industries, as of December 31, 2003:

Aerospace/Defense	1.1%
Agriculture	0.2%
Airlines	0.2%
Apparel	0.1%
Auto Parts & Equipment	2.3%
Banks	8.2%
Beverages	1.2%
Biotechnology	1.5%
Building Materials	0.8%
Chemicals	3.7%
Coal	0.8%
Commercial Services	2.0%
Computers	1.6%
Distribution/Wholesale	0.5%
Diversified Financial Services	2.7%
Electric	9.0%
Electronics	2.0%
Engineering & Construction	0.2%
Entertainment	0.1%
Environmental Control	0.8%
Food	3.4%
Forest Products & Paper	1.5%
Gas	1.1%
Hand/Machine Tools	0.3%
Health Care	0.5%
Healthcare—Services	1.1%
Home Builders	2.0%
Home Furnishings	0.3%
Household Products/Wares	0.7%
Insurance	9.9%
Internet	1.0%
Iron/Steel	0.1%
Leisure Time	0.3%
Lodging	1.2%
Machinery—Diversified	0.7%
Media	2.5%
Metal Fabricate/Hardware	0.6%

Miscellaneous Manufacturing	2.8%
Oil & Gas	4.9%
Oil & Gas Services	3.1%
Packaging & Containers	0.9%
Pharmaceuticals	1.0%
Pipelines	1.1%
Real Estate Investment Trust	2.9%
Retail	3.6%
Savings & Loans	4.1%
Semiconductors	1.5%
Software	1.2%
Telecommunications	3.2%
Textiles	1.3%
Transportation	1.7%
Trucking & Leasing	0.3%
Other**	0.2%

*	Non-income producing security
**	Including debt securities, repurchase agreements, options purchased, and net other assets (liabilities).

See accompanying notes to the financial statements.

31

PROFUNDS VP

ProFund VP Mid-Cap Value

Statement of Assets and Liabilities

December 31, 2003
Assets:
Investment securities, at value (cost $44,247,227)	$50,655,000
Cash	7,102
Segregated cash balances with brokers for futures contracts	6,364
Dividends and interest receivable	46,780
Receivable for capital shares issued	1,072,498
Prepaid expenses	98

Total Assets	51,787,842

Liabilities:
Payable for investments purchased	1,124,139
Payable for capital shares redeemed	9
Variation margin on futures contracts	790
Advisory fees payable	29,816
Management services fees payable	5,963
Administration fees payable	1,836
Administrative services fees payable	20,295
Distribution fees payable	10,152
Other accrued expenses	19,345

Total Liabilities	1,212,345

Net Assets	$50,575,497

Net Assets consist of:
Capital	$46,975,622
Accumulated net realized gains (losses) on investments	(2,810,200)
Net unrealized appreciation (depreciation) on investments	6,410,075

Net Assets	$50,575,497

Shares of Beneficial Interest Outstanding	1,602,392

Net Asset Value (offering and redemption price per share)	$31.56

Statement of Operations

For the year ended December 31, 2003
Investment Income:
Dividends	$411,632
Interest	1,373

Total Investment Income	413,005

Expenses:
Advisory fees	174,229
Management services fees	34,846
Administration fees	10,897
Transfer agency and administrative service fees	132,065
Distribution fees	58,076
Custody fees	39,526
Fund accounting fees	18,663
Other fees	14,316

Total Gross Expenses before reductions	482,618
Less Expenses reduced by the Advisor	(23,190)

Total Net Expenses	459,428

Net Investment Income (Loss)	(46,423)

Realized and Unrealized Gains (Losses) on Investments:
Net realized gains (losses) on investment securities	2,133,516
Net realized gains (losses) on futures contracts	25,655
Change in net unrealized appreciation/depreciation on investments	5,468,998

Net Realized and Unrealized Gains (Losses) on Investments	7,628,169

Change in Net Assets Resulting from Operations	$7,581,746

See accompanying notes to the financial statements.

32

PROFUNDS VP

ProFund VP Mid-Cap Value

Statements of Changes in Net Assets

	For the year ended December 31, 2003	For the period May 1, 2002(a) through December 31, 2002
From Investment Activities:
Operations:
Net investment income (loss)	$(46,423)	$(11,600)
Net realized gains (losses) on investments	2,159,171	(4,924,479)
Change in net unrealized appreciation/depreciation on investments	5,468,998	941,077

Change in net assets resulting from operations	7,581,746	(3,995,002)

Capital Transactions:
Proceeds from shares issued	301,526,783	186,778,155
Cost of shares redeemed	(271,019,561)	(170,296,624)

Change in net assets resulting from capital transactions	30,507,222	16,481,531

Change in net assets	38,088,968	12,486,529
Net Assets:
Beginning of period	12,486,529	—

End of period	$50,575,497	$12,486,529

Accumulated net investment income (loss)	$—	$1,508

Share Transactions:
Issued	11,106,482	7,358,526
Redeemed	(10,041,220)	(6,821,396)

Change in shares	1,065,262	537,130

(a)	Commencement of operations

See accompanying notes to the financial statements.

33

PROFUNDS VP

ProFund VP Mid-Cap Value

Financial Highlights

Selected data for a share of beneficial interest outstanding throughout the periods indicated.

	For the year ended December 31, 2003		For the period May 1, 2002(a) through December 31, 2002
Net Asset Value, Beginning of Period	$23.25		$30.00

Investment Activities:
Net investment income (loss)	(0.05	)(b)	(0.02	)(b)
Net realized and unrealized gains (losses) on investments	8.36		(6.73)

Total income (loss) from investment activities	8.31		(6.75)

Net Asset Value, End of Period	$31.56		$23.25

Total Return	35.74%		(22.50	)%(c)
Ratios to Average Net Assets:
Gross expenses(d)	2.08%		2.25%
Net expenses(d)	1.98%		1.98%
Net investment income (loss)(d)	(0.20)%		(0.14)%
Supplemental Data:
Net assets, end of period (000’s)	$50,575		$12,487
Portfolio turnover rate(e)	1,012%		1,361	%(c)

(a)	Commencement of operations
(b)	Per share net investment income (loss) has been calculated using the daily average shares method.
(c)	Not annualized for periods less than one year.
(d)	Annualized for periods less than one year.
(e)	Portfolio turnover rate is calculated without regard to instruments (including options, swap agreements and futures contracts) having a maturity of less than one year.

See accompanying notes to the financial statements.

34

ProFund VP Mid-Cap Growth

The ProFund VP Mid-Cap Growth seeks daily investment results, before fees and expenses, that correspond to the daily performance of the S&P MidCap 400/Barra Growth Index. For the year ended December 31, 2003, the Fund had a total return of 27.91%1, compared to a return of 30.15%2 for the Index. For the year, the Fund achieved an average daily statistical correlation of over 0.99 to the daily performance of the Index.3

The Fund applies a mathematical approach to investing. In doing so it takes positions in securities and/or financial instruments that, in combination, should have similar daily return characteristics as the Index. The S&P MidCap 400/Barra Growth Index is a market capitalization weighted index comprised of the stocks in the S&P MidCap 400 Index that have comparatively high price-to-book ratios as determined before each semiannual rebalance date.

The S&P MidCap 400/Barra Growth Index (and thus the Fund) benefited from its mid-cap focus, but was slightly negatively impacted by its growth tilt. The net result was a return that outpaced broader U.S. equity market measures. Growth stocks underperformed value stocks across the capitalization spectrum albeit by a much smaller margin than in the 2000-2002 bear market. Mid-cap stocks outperformed large-cap stocks as mid-cap companies appeared to take advantage of decreasing credit spreads and the resulting reduction in their cost of debt. Of the ten highest weighted constituents of the Index at the beginning of the year, the top performer in terms of stock price return was Gilead Sciences, Inc. (+71.41%) while the worst was Affiliated Computer Sciences (+3.44%).

Value of a $10,000 Investment*

* The line graph represents historical performance of a hypothetical investment of $10,000 in the ProFund VP Mid-Cap Growth from May 1, 2002 to December 31, 2003 assuming the reinvestment of distributions.

Average Annual Total Return as of 12/31/031

	1 Year	Since Inception (5/1/02)

ProFund VP Mid-Cap Growth	27.91%	(0.24)%

S&P MidCap 400/BARRA Growth Index	30.15%	2.26%

1 Past performance does not guarantee future results. Total return calculations assume the reinvestment of distributions and do not reflect the effect of taxes. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and net asset value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. During the period, certain fees were reduced. If such fee reductions had not occurred, the quoted performance would be lower. Performance numbers are net of all Fund expenses but do not include any insurance, sales, or administrative charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower.

2 The S&P MidCap 400/BARRA Growth Index is a price return index and does not reflect the reinvestment of dividends, the impact of transaction costs, nor the deduction of expenses associated with a mutual fund such as investment management and accounting fees. It is not possible to invest directly in an index. The Fund’s performance does reflect the reinvestment of dividends, the impact of transaction costs and the deduction of fees and expenses.

3 1.00 equals perfect correlation.

The above information is not covered by the Report of Independent Auditors.

35

PROFUNDS VP ProFund VP Mid-Cap Growth	Schedule of Portfolio Investments December 31, 2003

Common Stocks (99.7%)

	Shares	Value
99 Cents Only Stores*	6,975	$189,929
Abercrombie & Fitch Co.—Class A*	9,300	229,803
Acxiom Corp.*	8,370	155,431
ADTRAN, Inc.	7,905	245,055
AdvancePCS*	9,300	489,738
Affiliated Computer Services, Inc.— Class A*	13,020	709,070
Ametek, Inc.	3,255	157,086
Apogent Technologies, Inc.*	8,835	203,558
Applebee’s International, Inc.	5,580	219,127
Apria Healthcare Group, Inc.*	5,115	145,624
Arthur J. Gallagher & Co.	8,835	287,049
Atmel Corp.*	46,035	276,670
Avocent Corp.*	4,650	169,818
Bank of Hawaii Corp.	5,580	235,476
Barr Laboratories, Inc.*	6,510	500,945
Beckman Coulter, Inc.	6,045	307,267
Brinker International, Inc.*	9,300	308,388
Brown & Brown, Inc.	6,510	212,291
C.H. Robinson Worldwide, Inc.	8,370	317,307
Cabot Microelectronics Corp.*	2,325	113,925
Cadence Design Systems, Inc.*	26,040	468,199
Career Education Corp.*	9,765	391,283
Carlisle Cos., Inc.	3,255	198,099
Carmax, Inc.*	10,230	316,414
Catalina Marketing Corp.*	5,115	103,118
CDW Corp.	8,370	483,451
Certegy, Inc.	6,510	213,528
Charles River Laboratories International, Inc.*	4,650	159,635
Chico’s FAS, Inc.*	8,370	309,272
Choicepoint, Inc.*	8,370	318,813
Church & Dwight, Inc.	4,185	165,726
Cincinnati Bell, Inc.*	24,180	122,109
City National Corp.	4,650	288,858
Claire’s Stores, Inc.	9,300	175,212
Coach, Inc.*	18,135	684,596
Commerce Bancorp, Inc.	7,440	391,939
Compass Bancshares, Inc.	12,090	475,257
Corinthian Colleges, Inc.*	4,185	232,519
Covance, Inc.*	6,045	162,006
Coventry Health Care, Inc.*	6,045	389,841
Cullen/Frost Bankers, Inc.	5,115	207,516
Cypress Semiconductor Corp.*	11,625	248,310
CYTYC Corp.*	10,695	147,163
DENTSPLY International, Inc.	7,905	357,069
DeVry, Inc.*	6,975	175,282
Dial Corp.	9,300	264,771
Diebold, Inc.	6,975	375,743
Dollar Tree Stores, Inc.*	11,160	335,470
Donaldson Co., Inc.	4,185	247,585
DPL, Inc.	12,555	262,148
DST Systems, Inc.*	8,370	349,531
Dun & Bradstreet Corp.*	6,975	353,702
Dycom Industries, Inc.*	4,650	124,713
Eaton Vance Corp.	6,975	255,564
Education Management Corp.*	7,440	230,938
Edwards Lifesciences Corp.*	6,045	181,834
Energizer Holdings, Inc.*	8,370	314,377
Equitable Resources, Inc.	6,045	259,451

Common Stocks, continued

	Shares	Value
Expeditors International of Washington, Inc.	10,230	$385,262
Fair, Isaac & Co., Inc.	4,650	228,594
Fairchild Semiconductor International, Inc.*	11,625	290,276
Fastenal Co.	7,440	371,554
First Health Group Corp.*	9,300	180,978
FMC Technologies, Inc.*	6,510	151,683
Gartner Group, Inc.*	12,555	141,997
Gentex Corp.	7,440	328,551
Gilead Sciences, Inc.*	19,995	1,162,508
Graco, Inc.	4,650	186,465
GTECH Holdings Corp.	5,580	276,154
Harte-Hanks, Inc.	8,370	182,048
Health Net, Inc.*	11,160	364,932
Henry (Jack) & Associates, Inc.	8,835	181,824
Henry Schein, Inc.*	4,185	282,822
Herman Miller, Inc.	6,975	169,283
Hillenbrand Industries, Inc.	6,045	375,153
HON Industries, Inc.	5,580	241,726
Hormel Foods Corp.	13,485	348,048
Hovnanian Enterprises—Class A*	2,790	242,897
Hubbell, Inc.—Class B	6,045	266,585
Integrated Circuit Systems, Inc.*	6,975	198,718
Integrated Device Technology, Inc.*	10,230	175,649
International Rectifier Corp.*	6,510	321,659
International Speedway Corp.	5,115	228,436
Investors Financial Services Corp.	6,510	250,049
IVAX Corp.*	19,065	455,272
J.B. Hunt Transport Services, Inc.*	7,905	213,514
Jacobs Engineering Group, Inc.*	5,580	267,896
JetBlue Airways Corp.*	9,765	258,968
Krispy Kreme Doughnuts, Inc.*	6,045	221,247
Lam Research Corp.*	13,020	420,546
Lancaster Colony Corp.	3,720	167,995
Legg Mason, Inc.	6,510	502,442
Lennar Corp.—Class B	7,905	758,880
LifePoint Hospitals, Inc.*	3,720	109,554
Lincare Holdings, Inc.*	9,765	293,243
LTX Corp.*	5,115	76,878
Macromedia, Inc.*	6,045	107,843
Macrovision Corp.*	4,650	105,044
Mandalay Resort Group	6,045	270,332
Manpower, Inc.	7,440	350,275
McDATA Corp.—Class A*	11,160	106,355
Mentor Graphics Corp.*	6,510	94,655
Michaels Stores, Inc.	6,510	287,742
Micrel, Inc.*	9,300	144,894
Microchip Technology, Inc.	20,460	682,547
Murphy Oil Corp.	8,835	577,013
Mylan Laboratories, Inc.	26,505	669,516
National Instruments Corp.	5,115	232,579
Network Associates, Inc.*	15,810	237,782
New York Community Bancorp	19,065	725,423
Nordson Corp.	3,255	112,395
O’Reilly Automotive, Inc.*	5,115	196,211
Olin Corp.	5,580	111,935
Outback Steakhouse, Inc.	7,440	328,922
Oxford Health Plans, Inc.*	7,905	343,868
Patterson Dental Co.*	6,510	417,682
Patterson-UTI Energy, Inc.*	7,905	260,233

See accompanying notes to the financial statements.

36

PROFUNDS VP ProFund VP Mid-Cap Growth	Schedule of Portfolio Investments December 31, 2003

Common Stocks, continued

	Shares	Value
Petsmart, Inc.	13,950	$332,010
Pharmaceutical Resources, Inc.*	3,255	212,063
Philadelphia Suburban Corp.	9,300	205,530
Pier 1 Imports, Inc.	8,835	193,133
Plantronics, Inc.*	4,185	136,640
Reader’s Digest Association, Inc.	9,765	143,155
Rent-A-Center, Inc.*	7,905	236,201
Retek, Inc.*	5,580	51,782
Reynolds & Reynolds Co.	6,510	189,116
RF Micro Devices, Inc.*	18,135	182,257
Rollins, Inc.	4,650	104,858
Ross Stores, Inc.	14,880	393,278
RSA Security, Inc.*	6,045	85,839
Ruby Tuesday, Inc.	6,510	185,470
Sandisk Corp.*	7,905	483,312
SEI Investments Co.	10,230	311,708
Semtech Corp.*	7,440	169,111
Sepracor, Inc.*	8,370	200,294
SICOR, Inc.*	11,625	316,200
Silicon Laboratories, Inc.*	4,650	200,973
Silicon Valley Bancshares*	3,255	117,408
Smith International, Inc.*	9,765	405,443
Sotheby’s Holdings, Inc.—Class A*	6,045	82,575
Stericycle, Inc.*	4,185	195,440
STERIS Corp.*	6,975	157,635
Sybase, Inc.*	9,300	191,394
Synopsys, Inc.*	15,345	518,047
TCF Financial Corp.	6,975	358,166
The Cheesecake Factory, Inc.*	5,115	225,213
Timberland Co.—Class A*	3,255	169,488
Titan Corp.*	7,905	172,408
Tootsie Roll Industries, Inc.	5,115	184,140
Transaction Systems Architects, Inc.*	3,720	84,184
United Dominion Realty Trust, Inc.	12,555	241,056
Universal Health Services, Inc.—Class B	5,580	299,758
Valassis Communications, Inc.*	5,115	150,125
Valeant Pharmaceuticals International	8,370	210,506
Valspar Corp.	5,115	252,783
Varian Medical Systems, Inc.*	6,510	449,841
Varian, Inc.*	3,255	135,831
Vertex Pharmaceuticals, Inc.*	7,440	76,111
VISX, Inc.*	4,650	107,648
Waddell & Reed Financial, Inc.	7,905	185,451
Washington Post Co.—Class B	930	736,002
Westamerica Bancorporation	3,255	161,774
Western Gas Resources, Inc.	3,255	153,799
Westwood One, Inc.*	9,765	334,061
Whole Foods Market, Inc.*	6,045	405,801
Williams-Sonoma, Inc.*	11,625	404,201
Wilmington Trust Corp.	6,510	234,360
XTO Energy, Inc.	18,135	513,221
Zebra Technologies Corp.*	4,650	308,621

TOTAL COMMON STOCKS (Cost $37,920,643)		46,413,552

U.S. Government Agency Obligations (0.3%)

	Principal Amount	Value
Federal National Mortgage Association, 0.50%, 01/02/04	$145,000	$144,998

TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS (Cost $144,998)		144,998

TOTAL INVESTMENT SECURITIES (Cost $38,065,641)—100.0%		46,558,550
Net other assets (liabilities)—NM		2,466

NET ASSETS—100.0%		$46,561,016

Futures Contracts Purchased

	Contracts	Unrealized Appreciation (Depreciation)
E-Mini S&P MidCap 400 Futures Contract expiring March 2004 (Underlying face amount at value $115,160)	2	$2,302

ProFund VP Mid-Cap Growth invested, as a percentage of net assets, in the following industries, as of December 31, 2003

Advertising	0.6%
Aerospace/Defense	0.4%
Airlines	0.6%
Apparel	1.8%
Banks	5.8%
Biotechnology	0.3%
Chemicals	1.0%
Commercial Services	4.9%
Communication Services	0.7%
Computers	7.5%
Distribution/Wholesale	1.8%
Diversified Financial Services	2.0%
Electric	0.6%
Electronic Components & Equipment	1.6%
Electronics	1.0%
Engineering & Construction	0.8%
Entertainment	1.3%
Environmental Control	0.4%
Food	2.0%
Healthcare—Products	6.4%
Healthcare—Services	4.5%
Home Builders	2.2%
Household Products/Wares	0.9%
Insurance	1.1%
Internet	1.3%
Lodging	0.6%
Machinery—Diversified	1.3%
Media	2.6%
Miscellaneous Manufacturing	1.3%

See accompanying notes to the financial statements.

37

PROFUNDS VP ProFund VP Mid-Cap Growth	Schedule of Portfolio Investments December 31, 2003

Office Furnishings	0.9%
Oil & Gas	2.9%
Oil & Gas Services	1.2%
Pharmaceuticals	9.2%
Pipelines	0.9%
Real Estate Investment Trust	0.5%
Retail	10.5%
Savings & Loan	1.6%
Semiconductors	6.9%
Software	3.9%
Telecommunications	1.5%
Transportation	2.0%
Water	0.4%
Other**	0.3%

*	Non-income producing security
**	Including debt securities, repurchase agreements, options purchased, and net other assets (liabilities).
NM	Not meaningful, amount is less than 0.05%.

See accompanying notes to the financial statements.

38

PROFUNDS VP

ProFund VP Mid-Cap Growth

Statement of Assets and Liabilities

December 31, 2003
Assets:
Investment securities, at value (cost $38,065,641)	$46,558,550
Cash	2,114
Segregated cash balances with brokers for futures contracts	6,364
Dividends and interest receivable	14,078
Receivable for investments sold	409,931
Prepaid expenses	143

Total Assets	46,991,180

Liabilities:
Payable for capital shares redeemed	337,907
Variation margin on futures contracts	790
Advisory fees payable	34,972
Management services fees payable	6,995
Administration fees payable	1,784
Administrative services fees payable	19,752
Distribution fees payable	9,880
Other accrued expenses	18,084

Total Liabilities	430,164

Net Assets	$46,561,016

Net Assets consist of:
Capital	$41,158,166
Accumulated net realized gains (losses) on investments	(3,092,361)
Net unrealized appreciation (depreciation) on investments	8,495,211

Net Assets	$46,561,016

Shares of Beneficial Interest Outstanding	1,562,287

Net Asset Value (offering and redemption price per share)	$29.80

Statement of Operations

For the year ended December 31, 2003
Investment Income:
Dividends	$212,429
Interest	1,911

Total Investment Income	214,340

Expenses:
Advisory fees	239,972
Management services fees	47,995
Administration fees	15,081
Transfer agency and administrative service fees	181,810
Distribution fees	79,991
Custody fees	37,668
Fund accounting fees	24,752
Other fees	18,664

Total Gross Expenses before reductions	645,933
Less Expenses reduced by the Advisor	(12,949)

Total Net Expenses	632,984

Net Investment Income (Loss)	(418,644)

Realized and Unrealized Gains (Losses) on Investments:
Net realized gains (losses) on investment securities	427,794
Net realized gains (losses) on futures contracts	25,655
Change in net unrealized appreciation/depreciation on investments	7,368,754

Net Realized and Unrealized Gains (Losses) on Investments	7,822,203

Change in Net Assets Resulting from Operations	$7,403,559

See accompanying notes to the financial statements.

39

PROFUNDS VP

ProFund VP Mid-Cap Growth

Statements of Changes in Net Assets

	For the year ended December 31, 2003	For the period May 1, 2002(a) through December 31, 2002
From Investment Activities:
Operations:
Net investment income (loss)	$(418,644)	$(90,645)
Net realized gains (losses) on investments	453,449	(2,914,950)
Change in net unrealized appreciation/depreciation on investments	7,368,754	1,126,457

Change in net assets resulting from operations	7,403,559	(1,879,138)

Distributions to Shareholders From:
Net realized gains on investments	(122,706)	—

Change in net assets resulting from distributions	(122,706)	—

Capital Transactions:
Proceeds from shares issued	232,374,928	181,629,538
Dividends reinvested	122,706	—
Cost of shares redeemed	(208,281,609)	(164,686,262)

Change in net assets resulting from capital transactions	24,216,025	16,943,276

Change in net assets	31,496,878	15,064,138
Net Assets:
Beginning of period	15,064,138	—

End of period	$46,561,016	$15,064,138

Share Transactions:
Issued	8,976,347	7,556,651
Reinvested	4,136	—
Redeemed	(8,063,101)	(6,911,746)

Change in shares	917,382	644,905

(a)	Commencement of operations

See accompanying notes to the financial statements.

40

PROFUNDS VP

ProFund VP Mid-Cap Growth

Financial Highlights

Selected data for a share of beneficial interest outstanding throughout the periods indicated.

	For the year ended December 31, 2003		For the period May 1, 2002(a) through December 31, 2002
Net Asset Value, Beginning of Period	$23.36		$30.00

Investment Activities:
Net investment income (loss)	(0.35	)(b)	(0.21	)(b)
Net realized and unrealized gains (losses) on investments	6.87		(6.43)

Total income (loss) from investment activities	6.52		(6.64)

Distributions to Shareholders From:
Net realized gains on investments	(0.08)		—

Net Asset Value, End of Period	$29.80		$23.36

Total Return	27.91%		(22.13	)%(c)
Ratios to Average Net Assets:
Gross expenses(d)	2.02%		2.22%
Net expenses(d)	1.98%		1.98%
Net investment income (loss)(d)	(1.31)%		(1.32)%
Supplemental Data:
Net assets, end of period (000’s)	$46,561		$15,064
Portfolio turnover rate(e)	678%		1,594	%(c)

(a)	Commencement of operations
(b)	Per share net investment income (loss) has been calculated using the daily average shares method.
(c)	Not annualized for periods less than one year.
(d)	Annualized for periods less than one year.
(e)	Portfolio turnover rate is calculated without regard to instruments (including options, swap agreements and futures contracts) having a maturity of less than one year.

See accompanying notes to the financial statements.

41

ProFund VP Small-Cap Value

The ProFund VP Small-Cap Value seeks daily investment results, before fees and expenses, that correspond to the daily performance of the S&P SmallCap 600/Barra Value Index. For the year ended December 31, 2003, the Fund had a total return of 34.68%1, compared to a return of 38.39%2 for the Index. For the year, the Fund achieved an average daily statistical correlation of over 0.99 to the daily performance of the Index.3

The Fund applies a mathematical approach to investing. In doing so it takes positions in securities and/or financial instruments that, in combination, should have similar daily return characteristics as the Index. The S&P SmallCap 600/Barra Value Index is a market capitalization weighted index comprised of the stocks in the S&P SmallCap 600 Index that have comparatively low price-to-book ratios as determined before each semiannual rebalance date.

The S&P SmallCap 600/Barra Value Index (and thus the Fund) benefited from both its value bias and its small-cap focus. Value stocks outperformed growth stocks across the capitalization spectrum albeit by a much smaller margin than in 2000-2002 bear market. Smaller cap stocks outperformed large-cap stocks as small-cap issuers were able to take full advantage of decreasing credit spreads and the resulting reduction in their cost of debt. In addition, smaller cap stocks became more volatile than larger caps in the latter half of the year as investors focused more on the economic news and less on geopolitical issues. Of the ten highest weighted constituents of the Index at the beginning of the year, the top performer in terms of stock price return was Whitney Holding Corp. (+22.98%) while the worst was Skyworks Solutions, Inc. (+0.93%).

Value of a $10,000 Investment*

* The line graph represents historical performance of a hypothetical investment of $10,000 in the ProFund VP Small-Cap Value from May 1, 2002 to December 31, 2003 assuming the reinvestment of distributions.

Average Annual Total Return as of 12/31/031

	1 Year	Since Inception (5/1/02)

ProFund VP Small-Cap Value	34.68%	(2.07)%

S&P SmallCap 600/BARRA Value Index	38.39%	1.31%

1 Past performance does not guarantee future results. Total return calculations assume the reinvestment of distributions and do not reflect the effect of taxes. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and net asset value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. During the period, certain fees were reduced. If such fee reductions had not occurred, the quoted performance would be lower. Performance numbers are net of all Fund expenses but do not include any insurance, sales, or administrative charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower.

2 The S&P SmallCap 600/BARRA Value Index is a price return index and does not reflect the reinvestment of dividends, the impact of transaction costs, nor the deduction of expenses associated with a mutual fund such as investment management and accounting fees. It is not possible to invest directly in an index. The Fund’s performance does reflect the reinvestment of dividends, the impact of transaction costs and the deduction of fees and expenses.

3 1.00 equals perfect correlation.

The above information is not covered by the Report of Independent Auditors.

42

PROFUNDS VP ProFund VP Small-Cap Value	Schedule of Portfolio Investments December 31, 2003

Common Stocks (99.9%)

	Shares	Value

A.M. Castle & Co.*	10,548	$77,000
A.T. Cross Co.—Class A*	9,376	62,538
AAR Corp.*	21,096	315,385
Aaron Rents, Inc.	21,096	424,662
ABM Industries, Inc.	31,644	550,922
Action Performance Companies, Inc.	11,720	229,713
Adaptec, Inc.*	71,492	631,275
Advanced Marketing Services, Inc.	12,892	146,969
Agilysys, Inc.	21,096	235,220
Albany International Corp.—Class A	22,268	754,885
Alliance Semiconductor Corp.*	23,440	166,658
Alpharma, Inc.	33,988	683,159
American Italian Pasta Co.*	11,720	491,068
American Management Systems, Inc.*	28,128	423,889
American States Water Co.	9,376	234,400
Analogic Corp.	9,376	384,416
Anchor BanCorp Wisconsin, Inc.	15,236	379,376
Angelica Corp.	5,860	128,920
Anixter International, Inc.*	23,440	606,628
AnnTaylor Stores Corp.*	29,300	1,142,699
Apogee Enterprises, Inc.	17,580	199,533
Applica, Inc.	15,236	115,794
Applied Industrial Technologies, Inc.	12,892	307,603
AptarGroup, Inc.	23,440	914,159
Arch Chemicals, Inc.	14,064	360,882
Arkansas Best Corp.	16,408	515,047
Armor Holdings, Inc.*	18,752	493,365
ArQule, Inc.*	18,752	91,510
Ashworth, Inc.*	8,204	66,206
Astec Industries, Inc.*	12,892	158,185
Atlantic Coast Airlines Holdings, Inc.*	29,300	290,070
Atmos Energy Corp.	32,816	797,429
Atwood Oceanics, Inc.*	9,376	299,469
Audiovox Corp.—Class A*	15,236	195,630
Avista Corp.	31,644	573,389
Aztar Corp.*	22,268	501,030
Bally Total Fitness Holding Corp.*	22,268	155,876
BankUnited Financial Corp.—Class A*	19,924	513,840
Barnes Group, Inc.	15,236	492,275
Bassett Furniture Industries, Inc.	7,032	116,028
Bel Fuse, Inc.—Class B	7,032	229,454
Belden, Inc.	16,408	346,045
Bell Microproducts, Inc.*	17,580	159,275
Benchmark Electronics, Inc.*	26,956	938,339
Black Box Corp.	11,720	539,940
Boston Communications Group, Inc.*	11,720	108,879
Bowne & Co., Inc.	22,268	301,954
Brookline Bancorp, Inc.	38,676	593,290
Brown Shoe Company, Inc.	11,720	444,540
Brush Wellman, Inc.*	10,548	161,490
Buckeye Technologies, Inc.*	24,612	247,351
Building Materials Holding Corp.	8,204	127,408
Burlington Coat Factory Warehouse Corp.	29,300	619,988
Butler Manufacturing Co.	4,688	103,136
C&D Technologies, Inc.	16,408	314,541
Cable Design Technologies Corp.*	26,956	242,334
Cal Dive International, Inc.*	24,612	593,395
Cambrex Corp.	16,408	414,466
Capital Automotive REIT	21,096	675,072

Common Stocks, continued

	Shares	Value

Captaris, Inc.*	21,096	$118,560
Caraustar Industries, Inc.*	18,752	258,778
Cascade Natural Gas Corp.	7,032	148,305
Casey’s General Stores, Inc.	31,644	558,833
Cash America International, Inc.	18,752	397,167
Cato Corp.—Class A	12,892	264,286
CDI Corp.	12,892	422,213
Central Parking Corp.	23,440	349,959
Central Vermont Public Service Corp.	8,204	192,794
Century Aluminum Co.*	14,064	267,356
CH Energy Group, Inc.	10,548	494,701
Checkpoint Systems, Inc.*	21,096	398,925
Chesapeake Corp.	10,548	279,311
Chittenden Corp.	23,440	788,521
Ciber, Inc.*	41,020	355,233
Cima Labs, Inc.*	9,376	305,845
Cimarex Energy Co.*	26,956	719,456
CLECO Corp.	30,472	547,887
Coachmen Industries, Inc.	10,548	191,024
Coherent, Inc.*	19,924	474,191
Cohu, Inc.	14,064	269,326
Colonial Properties Trust	17,580	696,168
Commercial Federal Corp.	26,956	719,995
Commercial Metals Co.	18,752	570,061
Commonwealth Industries, Inc.	10,548	105,902
Concerto Software, Inc.*	7,032	84,243
Concord Camera Corp.*	18,752	173,456
CONMED Corp.*	18,752	446,298
Consolidated Graphics, Inc.*	8,204	259,082
Corn Products International, Inc.	23,440	807,508
Cross Country Healthcare, Inc.*	21,096	314,752
Cryolife, Inc.*	12,892	74,516
CTS Corp.	23,440	269,560
Curative Health Services, Inc.*	8,204	113,215
Curtiss-Wright Corp.	14,064	633,021
Datascope Corp.	9,376	336,130
Delphi Financial Group, Inc.—Class A	19,924	717,264
Deltic Timber Corp.	8,204	249,402
Department 56, Inc.*	8,204	107,472
Digi International, Inc.*	14,064	135,014
DIMON, Inc.	29,300	197,775
Downey Financial Corp.	18,752	924,475
Dress Barn, Inc.*	18,752	281,092
Drill-Quip, Inc.*	11,720	191,036
DRS Technologies, Inc.*	17,580	488,372
DSP Group, Inc.*	18,752	467,113
Duane Reade, Inc.*	15,236	257,793
DuPont Photomasks, Inc.*	11,720	282,921
EDO Corp.	12,892	317,788
eFunds Corp.*	30,472	528,688
El Paso Electric Co.*	31,644	422,447
Electro Scientific Industries, Inc.*	18,752	446,298
Electronics Boutique Holdings Corp.*	16,408	375,579
EMCOR Group, Inc.*	9,376	411,606
Energen Corp.	23,440	961,743
Enesco Group, Inc.*	9,376	96,760
Esterline Technologies Corp.*	14,064	375,087
Exar Corp.*	26,956	460,408
Financial Federal Corp.*	11,720	358,046
First Republic Bank	9,376	335,661

See accompanying notes to the financial statements.

43

PROFUNDS VP ProFund VP Small-Cap Value	Schedule of Portfolio Investments December 31, 2003

Common Stocks, continued

	Shares	Value

FirstFed Financial Corp.*	10,548	$458,838
Flagstar Bancorp, Inc.	39,848	853,544
Flowers Foods, Inc.	29,300	755,940
Fremont General Corp.	49,224	832,377
Frontier Airlines, Inc.*	23,440	334,254
Fuller (H. B.) Co.	18,752	557,685
G & K Services, Inc.	12,892	473,781
Gables Residential Trust	18,752	651,444
Gardner Denver, Inc.*	10,548	251,781
GenCorp, Inc.	28,128	302,939
General Communication, Inc.— Class A*	36,332	316,088
Genesco, Inc.*	14,064	212,788
Gerber Scientific, Inc.*	14,064	111,949
Glenborough Realty Trust, Inc.	17,580	350,721
Gold Banc Corp., Inc.	25,784	362,523
Goody’s Family Clothing, Inc.	21,096	197,459
Great Atlantic & Pacific Tea Co.*	24,612	206,741
Green Mountain Power Corp.	3,516	82,978
Griffon Corp.*	18,752	379,916
Group 1 Automotive, Inc.*	15,236	551,390
Haemonetics Corp.*	15,236	363,988
Haggar Corp.	3,516	68,597
Hain Celestial Group, Inc.*	22,268	516,840
Hancock Fabrics, Inc.	11,720	169,706
Haverty Furniture Companies, Inc.	14,064	279,311
Heidrick & Struggles International, Inc.*	11,720	255,496
Hilb, Rogal & Hamilton Co.	23,440	751,721
Hologic, Inc.*	12,892	223,418
Hooper Holmes, Inc.	42,192	260,747
Huffy Corp.*	10,548	55,377
Hughes Supply, Inc.	15,236	756,010
Hutchinson Technology, Inc.*	16,408	504,382
IDEX Corp.	21,096	877,383
IHOP Corp.	14,064	541,183
Imagistics International, Inc.*	10,548	395,550
IMCO Recycling, Inc.*	10,548	104,320
Information Holdings, Inc.*	14,064	310,814
Input/Output, Inc.*	32,816	148,000
Insight Enterprises, Inc.*	30,472	572,874
Insituform Technologies, Inc.—Class A*	17,580	290,070
Insurance Auto Auctions, Inc.*	8,204	107,062
Interface, Inc.*	33,988	187,954
Intermet Corp.	16,408	89,095
International Multifoods Corp.*	12,892	232,056
Invacare Corp.	19,924	804,332
Invision Technologies, Inc.*	10,548	354,096
Ionics, Inc.*	11,720	373,282
Irwin Financial Corp.	18,752	588,813
Itron, Inc.*	12,892	236,697
J & J Snack Foods Corp.*	5,860	221,274
J. Jill Group, Inc.*	12,892	163,857
Jack in the Box, Inc.*	23,440	500,678
JAKKS Pacific, Inc.*	16,408	215,929
JDA Software Group, Inc.*	18,752	309,596
Jo-Ann Stores, Inc.*	14,064	286,906
K2, Inc.*	21,096	320,870
Kaman Corp.—Class A	15,236	193,954
Kansas City Southern Industries, Inc.*	41,020	587,406
Kellwood Co.	17,580	720,780

Common Stocks, continued

	Shares	Value

Kilroy Realty Corp.	18,752	$614,128
Kirby Corp.*	15,236	531,432
Kroll, Inc.*	26,956	700,856
La-Z-Boy, Inc.	35,160	737,656
Laclede Group, Inc.	12,892	368,067
Lance, Inc.	18,752	281,843
LandAmerica Financial Group, Inc.	11,720	612,487
Landry’s Restaurants, Inc.	17,580	452,158
Lawson Products, Inc.	5,860	194,435
Lennox International, Inc.	38,676	645,889
Lexington Corporate Properties Trust	26,956	544,242
Linens ‘n Things, Inc.*	29,300	881,344
Lone Star Steakhouse & Saloon, Inc.	14,064	326,004
Lone Star Technologies, Inc.*	18,752	299,657
Lydall, Inc.*	10,548	107,484
M.D.C. Holdings, Inc.	18,752	1,209,504
MAF Bancorp, Inc.	21,096	883,922
MagneTek, Inc.*	18,752	123,576
Manitowoc Co.	17,580	548,496
MapInfo Corp.*	10,548	106,324
Marcus Corp.	18,752	307,533
Massey Energy Co.	49,224	1,023,859
Material Sciences Corp.	9,376	94,791
Maverick Tube Corp.*	26,956	518,903
Meade Instruments Corp.*	12,892	44,477
Methode Electronics, Inc.—Class A	23,440	286,671
Metro One Telecommunications, Inc.*	16,408	42,661
Mobile Mini, Inc.*	9,376	184,895
Moog, Inc.—Class A*	11,720	578,968
Movie Gallery, Inc.*	21,096	394,073
MRO Software, Inc.*	15,236	205,077
Mueller Industries, Inc.*	22,268	765,129
Myers Industries, Inc.	19,924	241,479
Nash-Finch Co.	8,204	183,277
National Presto Industries, Inc.	4,688	169,472
Nature’s Sunshine Products, Inc.	9,376	79,227
Nautilus Group, Inc.	21,096	296,399
NCO Group, Inc.*	17,580	400,297
Network Equipment Technologies, Inc.*	15,236	167,596
Newfield Exploration Co.*	36,332	1,618,226
Northwest Natural Gas Co.	16,408	504,546
Nuevo Energy Co.*	12,892	311,600
NUI Corp.	10,548	170,034
NYFIX, Inc.*	21,096	167,713
O’Charley’s, Inc.*	14,064	252,449
Oceaneering International, Inc.*	16,408	459,424
Offshore Logistics, Inc.*	15,236	373,587
OM Group, Inc.*	18,752	491,115
Omnova Solutions, Inc.*	25,784	123,763
On Assignment, Inc.*	16,408	85,486
Orthodontic Centers of America, Inc.*	32,816	264,169
Osteotech, Inc.*	11,720	103,136
Owens & Minor, Inc.	25,784	564,927
PAREXEL International Corp.*	16,408	266,794
Park Electrochemical Corp.	12,892	341,509
Paxar Corp.*	25,784	345,506
PC-Tel, Inc.*	12,892	136,784
Pediatrix Medical Group, Inc.*	15,236	839,352
Pegasus Systems, Inc.*	16,408	171,792
Penford Corp.	5,860	80,458

See accompanying notes to the financial statements.

44

PROFUNDS VP ProFund VP Small-Cap Value	Schedule of Portfolio Investments December 31, 2003

Common Stocks, continued

	Shares	Value

Pep Boys-Manny, Moe & Jack	35,160	$804,109
Performance Food Group Co.*	30,472	1,102,172
Pericom Semiconductor Corp.*	16,408	174,909
Philadelphia Consolidated Holding Corp.*	14,064	686,745
Phillips-Van Heusen Corp.	19,924	353,452
Phoenix Technologies, Ltd.*	16,408	132,577
Photronics, Inc.*	21,096	420,232
Piedmont Natural Gas Company, Inc.	22,268	967,767
Pinnacle Entertainment, Inc.*	16,408	152,923
Pinnacle Systems, Inc.*	43,364	369,895
Planar Systems, Inc.*	9,376	228,024
PolyOne Corp.*	59,772	381,943
Pope & Talbot, Inc.	10,548	185,750
Presidential Life Corp.	18,752	246,776
PRG-Schultz International, Inc.*	41,020	200,998
Prime Hospitality Corp.*	29,300	298,860
Provident Bankshares Corp.	16,408	483,052
Province Healthcare Co.*	31,644	506,304
Quaker Chemical Corp.	5,860	180,195
Quanex Corp.	10,548	486,263
RadiSys Corp.*	11,720	197,599
Ralcorp Holdings, Inc.*	18,752	588,063
Regal-Beloit Corp.	16,408	360,976
RehabCare Group, Inc.*	10,548	224,250
Reliance Steel & Aluminum Co.	21,096	700,598
Remington Oil & Gas Corp.*	17,580	346,150
Riggs National Corp.	18,752	309,971
RLI Corp.	16,408	614,644
Robbins & Myers, Inc.	9,376	178,050
Rock-Tenn Co.	22,268	384,345
Roto-Rooter, Inc.	5,860	270,146
Roxio, Inc.*	18,752	89,822
RTI International Metals, Inc.*	14,064	237,260
Russ Berrie & Company, Inc.	12,892	437,039
Russell Corp.	21,096	370,446
Ryan’s Family Steak Houses, Inc.*	26,956	408,114
Ryerson Tull, Inc.	16,408	187,872
Salton, Inc.*	7,032	91,768
Savient Pharmaceuticals, Inc.*	38,676	178,296
SBS Technologies, Inc.*	9,376	137,921
School Specialty, Inc.*	12,892	438,457
Schulman (A.), Inc.	19,924	424,780
Schweitzer-Mauduit International, Inc.	9,376	279,217
SCM Microsystems, Inc.*	9,376	72,383
SCPIE Holdings, Inc.	5,860	51,685
Seacoast Financial Services Corp.	16,408	449,743
SEACOR SMIT, Inc.*	11,720	492,592
Selective Insurance Group, Inc.	17,580	568,889
Shaw Group, Inc.*	37,504	510,804
Shopko Stores, Inc.*	18,752	285,968
Shurgard Storage Centers, Inc.—Class A	29,300	1,103,145
Skyline Corp.	5,860	204,338
SkyWest, Inc.	37,504	679,573
Skyworks Solutions, Inc.*	98,448	856,499
Smith (A.O.) Corp.	18,752	657,258
Sola International, Inc.*	19,924	374,571
Sourcecorp*	10,548	270,345
Southern Union Co.*	48,052	884,157
Southwest Gas Corp.	22,268	499,917

Common Stocks, continued

	Shares	Value

Southwestern Energy Co.*	23,440	$560,216
Spherion Corp.*	38,676	378,638
Spinnaker Exploration Co.*	21,096	680,768
St. Mary Land & Exploration Co.	18,752	534,432
Standard Microsystems Corp.*	10,548	266,864
Standard Motor Products, Inc.	12,892	156,638
Standard Pacific Corp.	21,096	1,024,211
Standard Register Co.	18,752	315,596
Standex International Corp.	8,204	229,712
Staten Island Bancorp, Inc.	38,676	870,210
Steel Dynamics, Inc.*	31,644	743,318
Steel Technologies, Inc.	5,860	103,663
Stein Mart, Inc.*	26,956	222,117
Sterling Bancshares, Inc.	29,300	390,569
Stewart & Stevenson Services, Inc.	18,752	263,466
Stewart Information Services Corp.	11,720	475,246
Stone Energy Corp.*	17,580	746,271
Stride Rite Corp.	25,784	293,422
Sturm, Ruger & Co., Inc.	17,580	199,885
Sunrise Assisted Living, Inc.*	12,892	499,436
Supertex, Inc.*	8,204	156,696
Susquehanna Bancshares, Inc.	25,784	644,858
Swift Energy Co.*	17,580	296,223
SWS Group, Inc.	11,720	208,616
Symmetricom, Inc.*	28,128	204,772
Systems & Computer Technology Corp.*	22,268	364,082
Technitrol, Inc.*	25,784	534,761
Texas Industries, Inc.	14,064	520,368
Theragenics Corp.*	19,924	108,984
Thomas Industries, Inc.	11,720	406,215
THQ, Inc.*	24,612	416,189
Three-Five Systems, Inc.*	14,064	73,695
Timken Co.	58,600	1,175,517
Tollgrade Communications, Inc.*	9,376	164,361
Tom Brown, Inc.*	29,300	944,925
Tower Automotive, Inc.*	36,332	248,148
Tredegar Corp.	24,612	382,224
Triarc Companies, Inc.	38,676	416,927
Triumph Group, Inc.*	10,548	383,947
UGI Corp.	28,128	953,539
UICI*	30,472	404,668
UIL Holdings Corp.	9,376	422,858
Ultimate Electronics, Inc.*	9,376	71,539
Umpqua Holdings Corp.	18,752	389,854
Unisource Energy Corp.	22,268	549,129
Unit Corp.*	28,128	662,414
United Stationers, Inc.*	22,268	911,207
Universal Forest Products, Inc.	11,720	377,150
URS Corp.*	21,096	527,611
US Oncology, Inc.*	55,084	592,704
USF Corp.	17,580	601,060
Valmont Industries, Inc.	15,236	352,713
Veritas DGC, Inc.*	22,268	233,369
Verity, Inc.*	24,612	410,774
Viasys Healthcare, Inc.*	19,924	410,434
Vicor Corp.*	26,956	307,568
Vintage Petroleum, Inc.	42,192	507,570
Vital Signs, Inc.	8,204	268,271
Volt Information Sciences, Inc.*	9,376	211,898
W-H Energy Services, Inc.*	17,580	284,796

See accompanying notes to the financial statements.

45

PROFUNDS VP ProFund VP Small-Cap Value	Schedule of Portfolio Investments December 31, 2003

Common Stocks, continued

	Shares	Value

Waste Connections, Inc.*	18,752	$708,263
Watsco, Inc.	16,408	372,954
Watts Industries, Inc.—Class A	21,096	468,331
Waypoint Financial Corp.	22,268	482,993
Wellman, Inc.	21,096	215,390
Wet Seal, Inc.—Class A*	19,924	197,048
Whitney Holding Corp.	25,784	1,056,885
Wolverine Tube, Inc.*	8,204	51,685
Wolverine World Wide, Inc.	25,784	525,478
Woodward Governor Co.	7,032	399,629
Yellow Roadway Corp.*	30,472	1,102,172
Zenith National Insurance Corp.	11,720	381,486

TOTAL COMMON STOCKS (Cost $134,238,608)		146,996,858

U.S. Government Agency Obligations (0.1%)

	Principal Amount
Federal National Mortgage Association, 0.50%, 01/02/04	$199,000	198,997

TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS (Cost $198,997)		198,997

TOTAL INVESTMENT SECURITIES (Cost $134,437,605)—100.0%		147,195,855
Net other assets (liabilities)—NM		(21,823)

NET ASSETS—100.0%		$147,174,032

Futures Contracts Purchased

	Contracts	Unrealized Appreciation (Depreciation)
E-Mini Russell 2000 Futures Contract expiring March 2004 (Underlying face amount at value $111,200)	2	$2,552

ProFund VP Small-Cap Value invested, as a percentage of net assets, in the following industries, as of December 31, 2003:

Aerospace/Defense	2.2%
Agriculture	0.1%
Airlines	0.9%
Apparel	1.6%
Auto Parts & Equipment	0.6%
Banks	5.0%
Biotechnology	0.4%
Building Materials	1.3%
Chemicals	1.9%
Coal	0.7%
Commercial Services	3.8%

Computers	1.3%
Distribution/Wholesale	2.1%
Diversified Financial Services	0.4%
Electric	2.2%
Electrical Components & Equipment	0.7%
Electronics	4.4%
Engineering & Construction	0.8%
Entertainment	0.1%
Environmental Control	0.8%
Food	3.7%
Forest Products & Paper	1.1%
Gas	4.0%
Hand/Machine Tools	0.2%
Healtcare—Products	2.6%
Healtcare—Services	2.4%
Home Builders	1.8%
Home Furnishings	0.7%
Household Products/Wares	0.5%
Housewares	0.2%
Insurance	3.7%
Internet	0.4%
Iron/Steel	1.2%
Leisure Time	0.7%
Lodging	0.8%
Machinery—Construction & Mining	0.1%
Machinery—Diversified	2.5%
Media	0.2%
Medical—Biomedical/Genetic	0.1%
Metal Fabricate/Hardware	3.3%
Mining	0.5%
Miscellaneous Manufacturing	2.5%
Office/Business Equipment	0.4%
Oil & Gas	6.1%
Oil & Gas Services	1.7%
Packaging & Containers	0.2%
Pharmaceuticals	0.8%
Real Estate Investment Trust	3.1%
Retail	8.5%
Savings & Loans	4.4%
Semiconductors	2.4%
Software	2.0%
Storage/Warehousing	0.1%
Telecommunications	2.2%
Textiles	0.4%
Toys/Games/Hobbies	0.4%
Transportation	2.5%
Water	0.2%
Other**	0.1%

*	Non-income producing security
**	Including debt securities, repurchase agreements, options purchased, and net other assets (liabilities).
NM	Not meaningful, amount is less than 0.05%.

See accompanying notes to the financial statements.

46

PROFUNDS VP

ProFund VP Small-Cap Value

Statement of Assets and Liabilities

December 31, 2003
Assets:
Investment securities, at value (cost $134,437,605)	$147,195,855
Cash	1,440
Segregated cash balances with brokers for futures contracts	5,644
Dividends and interest receivable	77,377
Receivable for investments sold	37,058,953
Receivable for capital shares issued	96
Prepaid expenses	85

Total Assets	184,339,450

Liabilities:
Payable for investments purchased	14,033
Payable for capital shares redeemed	36,955,272
Variation margin on futures contracts	1,550
Advisory fees payable	74,247
Management services fees payable	14,849
Administration fees payable	4,145
Administrative services fees payable	45,845
Distribution fees payable	22,927
Other accrued expenses	32,550

Total Liabilities	37,165,418

Net Assets	$147,174,032

Net Assets consist of:
Capital	$139,310,871
Accumulated net realized gains (losses) on investments	(4,897,641)
Net unrealized appreciation (depreciation) on investments	12,760,802

Net Assets	$147,174,032

Shares of Beneficial Interest Outstanding	5,079,840

Net Asset Value (offering and redemption price per share)	$28.97

Statement of Operations

For the year ended December 31, 2003
Investment Income:
Dividends	$441,497
Interest	1,494

Total Investment Income	442,991

Expenses:
Advisory fees	298,812
Management services fees	59,763
Administration fees	18,574
Transfer agency and administrative service fees	224,657
Distribution fees	99,604
Custody fees	72,657
Fund accounting fees	30,661
Other fees	23,490

Total Gross Expenses before reductions	828,218
Less Expenses reduced by the Advisor	(39,757)

Total Net Expenses	788,461

Net Investment Income (Loss)	(345,470)

Realized and Unrealized Gains (Losses) on Investments:
Net realized gains (losses) on investment securities	(41,540)
Net realized gains (losses) on futures contracts	30,335
Change in net unrealized appreciation/depreciation on investments	11,854,371

Net Realized and Unrealized Gains (Losses) on Investments	11,843,166

Change in Net Assets Resulting from Operations	$11,497,696

See accompanying notes to the financial statements.

47

PROFUNDS VP

ProFund VP Small-Cap Value

Statements of Changes in Net Assets

	For the year ended December 31, 2003	For the period May 1, 2002(a) through December 31, 2002
From Investment Activities:
Operations:
Net investment income (loss)	$(345,470)	$(45,693)
Net realized gains (losses) on investments	(11,205)	(4,543,063)
Change in net unrealized appreciation/depreciation on investments	11,854,371	906,431

Change in net assets resulting from operations	11,497,696	(3,682,325)

Capital Transactions:
Proceeds from shares issued	495,634,985	172,701,131
Cost of shares redeemed	(389,124,083)	(139,853,372)

Change in net assets resulting from capital transactions	106,510,902	32,847,759

Change in net assets	118,008,598	29,165,434
Net Assets:
Beginning of period	29,165,434	—

End of period	$147,174,032	$29,165,434

Accumulated net investment income (loss)	$—	$1,728

Share Transactions:
Issued	19,628,028	7,334,952
Redeemed	(15,903,875)	(5,979,265)

Change in shares	3,724,153	1,355,687

(a)	Commencement of operations

See accompanying notes to the financial statements.

48

PROFUNDS VP

ProFund VP Small-Cap Value

Financial Highlights

Selected data for a share of beneficial interest outstanding throughout the periods indicated.

	For the year ended December 31, 2003		For the period May 1, 2002(a) through December 31, 2002
Net Asset Value, Beginning of Period	$21.51		$30.00

Investment Activities:
Net investment income (loss)	(0.22	)(b)	(0.09	)(b)
Net realized and unrealized gains (losses) on investments	7.68		(8.40)

Total income (loss) from investment activities	7.46		(8.49)

Net Asset Value, End of Period	$28.97		$21.51

Total Return	34.68%		(28.30	)%(c)
Ratios to Average Net Assets:
Gross expenses(d)	2.08%		2.45%
Net expenses(d)	1.98%		1.98%
Net investment income (loss)(d)	(0.87)%		(0.61)%
Supplemental Data:
Net assets, end of period (000’s)	$147,174		$29,165
Portfolio turnover rate(e)	906%		1,253	%(c)

(a)	Commencement of operations
(b)	Per share net investment income (loss) has been calculated using the daily average shares method.
(c)	Not annualized for periods less than one year.
(d)	Annualized for periods less than one year.
(e)	Portfolio turnover rate is calculated without regard to instruments (including options, swap agreements and futures contracts) having a maturity of less than one year.

See accompanying notes to the financial statements.

49

ProFund VP Small-Cap Growth

The ProFund VP Small-Cap Growth seeks daily investment results, before fees and expenses, that correspond to the daily performance of the S&P SmallCap 600/Barra Growth Index. For the year ended December 31, 2003, the Fund had a total return of 34.32%1, compared to a return of 36.46%2 for the Index. For the year, the Fund achieved an average daily statistical correlation of over 0.99 to the daily performance of the Index.3

The Fund applies a mathematical approach to investing. In doing so it takes positions in securities and/or financial instruments that, in combination, should have similar daily return characteristics as the Index. The S&P SmallCap 600/Barra Growth Index is a market capitalization weighted index comprised of the stocks in the S&P SmallCap 600 Index that have comparatively high price-to-book ratios as determined before each semiannual rebalance date.

The S&P SmallCap 600/Barra Growth Index (and thus the Fund) benefited from its small cap focus, but was slightly negatively impacted by its growth tilt. The net result was a return that outpaced broader U.S. equity market measures. Growth stocks underperformed value stocks across the capitalization spectrum albeit by a much smaller margin than in 2000-2002 bear market. Smaller cap stocks outperformed large-cap stocks as small-cap issuers were able to take full advantage of decreasing credit spreads and the resulting reduction in their cost of debt. In addition, smaller cap stocks became more volatile than larger caps in the latter half of the year as investors focused more on the economic news and less on geopolitical issues. Of the ten highest weighted constituents of the Index at the beginning of the year, the top performer in terms of stock price return was Harman International (+148.67%) while the worst was Alliant Techsystems (-7.36%).

Value of a $10,000 Investment*

* The line graph represents historical performance of a hypothetical investment of $10,000 in the ProFund VP Small-Cap Growth from May 1, 2002 to December 31, 2003 assuming the reinvestment of distributions.

Average Annual Total Return as of 12/31/031

	1 Year	Since Inception (5/1/02)

ProFund VP Small-Cap Growth	34.32%	2.67%

S&P SmallCap 600/BARRA Growth Index	36.46%	5.46%

1 Past performance does not guarantee future results. Total return calculations assume the reinvestment of distributions and do not reflect the effect of taxes. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and net asset value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. During the period, certain fees were reduced. If such fee reductions had not occurred, the quoted performance would be lower. Performance numbers are net of all Fund expenses but do not include any insurance, sales, or administrative charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower.

2 The S&P SmallCap 600/BARRA Growth Index is a price return index and does not reflect the reinvestment of dividends, the impact of transaction costs, nor the deduction of expenses associated with a mutual fund such as investment management and accounting fees. It is not possible to invest directly in an index. The Fund’s performance does reflect the reinvestment of dividends, the impact of transaction costs and the deduction of fees and expenses.

3 1.00 equals perfect correlation.

The above information is not covered by the Report of Independent Auditors.

50

PROFUNDS VP ProFund VP Small-Cap Growth	Schedule of Portfolio Investments December 31, 2003

Common Stocks (99.9%)

	Shares	Value

4Kids Entertainment, Inc.*	9,048	$235,429
Accredo Health, Inc.*	34,684	1,096,361
Actel Corp.*	18,096	436,114
Acuity Brands, Inc.	30,160	778,128
Administaff, Inc.*	19,604	340,718
Advanced Energy Industries, Inc.*	22,620	589,251
Advanced Medical Optics, Inc.*	21,112	414,851
ADVO, Inc.	21,112	670,517
Aeroflex, Inc.*	46,748	546,484
Alliant Techsystems, Inc.*	27,144	1,567,837
American Healthways, Inc.*	24,128	575,935
American Medical Systems Holdings, Inc.*	24,128	525,990
AMERIGROUP Corp.*	16,588	707,478
AmSurg Corp.*	13,572	514,243
ANSYS, Inc.*	10,556	419,073
Arbitron, Inc.*	21,112	880,793
Arctic Cat, Inc.	15,080	372,476
Argosy Gaming Co.*	21,112	548,701
Artesyn Technologies, Inc.*	27,144	231,267
ArthroCare Corp.*	15,080	369,460
ATMI, Inc.*	22,620	523,427
Avid Technology, Inc.*	21,112	1,013,376
Axcelis Technologies, Inc.*	69,368	708,941
Baldor Electric Co.	22,620	516,867
BARRA, Inc.	13,572	481,670
BEI Technologies, Inc.	10,556	211,120
Biosite Diagnostics, Inc.*	10,556	305,596
Boston Private Financial Holdings, Inc.	16,588	412,046
Brady Corp.—Class A	16,588	675,961
Briggs & Stratton Corp.	15,080	1,016,392
Brooks Automation, Inc.*	30,160	728,967
Brooktrout, Inc.—Class B*	9,048	113,824
C-COR.net Corp.*	25,636	285,329
Cabot Oil & Gas Corp.	22,620	663,897
CACI International, Inc.—Class A*	21,112	1,026,465
CARBO Ceramics, Inc.	10,556	540,995
Carreker Corp.*	16,588	232,398
Catapult Communications Corp.*	9,048	131,196
CEC Entertainment, Inc.*	18,096	857,569
Centene Corp.*	13,572	380,152
Cephalon, Inc.*	39,208	1,898,060
Cerner Corp.*	25,636	970,323
Champion Enterprises, Inc.*	42,224	295,568
Christopher & Banks Corp.	27,144	530,122
Clarcor, Inc.	18,096	798,034
Cleveland-Cliffs, Inc.*	7,540	384,163
Cognex Corp.	31,668	894,304
Coinstar, Inc.*	15,080	272,345
Commonwealth Telephone Enterprises, Inc.*	16,588	626,197
Community First Bankshares, Inc.	27,144	785,547
Concord Communications, Inc.*	12,064	240,918
Cooper Companies, Inc.	22,620	1,066,081
Cost Plus, Inc.*	15,080	618,280
CPI Corp.	6,032	121,907
Cubic Corp.	19,604	450,892
Cuno, Inc.*	12,064	543,242
Cymer, Inc.*	25,636	1,184,126
Delta & Pine Land Co.	27,144	689,458

Common Stocks, continued

	Shares	Value

Dendrite International, Inc.*	28,652	$448,977
Diagnostic Products Corp.	21,112	969,252
Dime Community Bancshares, Inc.	18,096	556,633
Dionex Corp.*	15,080	693,982
East-West Bancorp, Inc.	16,588	890,444
ElkCorp	13,572	362,372
Engineered Support Systems, Inc.	18,096	996,366
Enzo Biochem, Inc.*	21,112	378,116
EPIQ Systems, Inc.*	12,064	206,656
ESS Technology, Inc.*	27,144	461,719
Essex Property Trust, Inc.	16,588	1,065,281
Ethan Allen Interiors, Inc.	27,144	1,136,791
Evergreen Resources, Inc.*	30,160	980,502
FactSet Research Systems, Inc.	24,128	921,931
Fedders Corp.	21,112	152,006
FEI Co.*	24,128	542,880
Filenet Corp.*	27,144	735,060
First BanCorp.	28,652	1,133,187
First Midwest Bancorp, Inc.	33,176	1,075,234
Fleetwood Enterprises, Inc.*	27,144	278,497
FLIR Systems, Inc.*	24,128	880,672
Florida Rock Industries, Inc.	19,604	1,075,279
Forward Air Corp.*	15,080	414,700
Fossil, Inc.*	33,176	929,260
Fred’s, Inc.	27,144	840,921
Frontier Oil Corp.	18,096	311,613
Georgia Gulf Corp.	22,620	653,266
Global Imaging Systems, Inc.*	15,080	478,790
Global Payments, Inc.	27,144	1,279,026
Guitar Center, Inc.*	16,588	540,437
Gymboree Corp.*	21,112	363,760
Harland (John H.) Co.	19,604	535,189
Harman International Industries, Inc.	46,748	3,458,417
Harmonic, Inc.*	49,764	360,789
Heartland Express, Inc.	36,192	875,485
Helix Technology Corp.	18,096	372,416
Hot Topic, Inc.*	34,684	1,021,791
Hudson United Bancorp	31,668	1,170,133
Hydril Co.*	16,588	396,951
Hyperion Solutions Corp.*	28,652	863,571
ICU Medical, Inc.*	9,048	310,165
IDEXX Laboratories, Inc.*	24,128	1,116,644
INAMED Corp.*	24,128	1,159,592
Integra LifeSciences Holdings*	19,604	561,263
Inter-Tel, Inc.	18,096	452,038
Intermagnetics General Corp.*	12,064	267,338
Intrado, Inc.*	12,064	264,805
ITT Educational Services, Inc.*	31,668	1,487,445
J2 Global Communications, Inc.*	16,588	410,885
Jefferies Group, Inc.	39,208	1,294,648
JLG Industries, Inc.	30,160	459,337
K-Swiss, Inc.—Class A	24,128	580,520
Kaydon Corp.	19,604	506,567
Keithley Instruments, Inc.	10,556	193,175
Knight Transportation, Inc.*	27,144	696,244
Kopin Corp.*	49,764	333,916
Kronos, Inc.*	21,112	836,246
Kulicke & Soffa Industries, Inc.*	36,192	520,441
Labor Ready, Inc.*	28,652	375,341
Landstar System, Inc.*	21,112	803,100

See accompanying notes to the financial statements.

51

PROFUNDS VP ProFund VP Small-Cap Growth	Schedule of Portfolio Investments December 31, 2003

Common Stocks, continued

	Shares	Value

Libbey, Inc.	9,048	$257,687
Lindsay Manufacturing Co.	9,048	228,462
Macdermid, Inc.	21,112	722,874
Manhattan Associates, Inc.*	21,112	583,536
ManTech International Corp.—Class A*	22,620	564,369
Maximus, Inc.*	15,080	590,080
Medicis Pharmaceutical Corp.	19,604	1,397,765
MemberWorks, Inc.*	7,540	204,862
Mentor Corp.	33,176	798,215
Mercury Computer Systems, Inc.*	15,080	375,492
Mesa Air Group, Inc.*	22,620	283,202
MGI Pharma, Inc.*	22,620	930,813
Micros Systems, Inc.*	13,572	588,482
Microsemi Corp.*	21,112	518,933
Mid Atlantic Medical Services, Inc.*	33,176	2,149,805
Midas, Inc.*	10,556	150,951
Midway Games, Inc.*	39,208	152,127
Milacron, Inc.	24,128	100,614
Monaco Coach Corp.*	21,112	502,466
NBTY, Inc.*	46,748	1,255,651
NDCHealth Corp.	25,636	656,794
Nelson (Thomas), Inc.	10,556	204,047
Netegrity, Inc.*	24,128	248,760
New Century Financial Corp.	25,636	1,016,980
New England Business Services, Inc.	9,048	266,916
New Jersey Resources Corp.	19,604	754,950
Noven Pharmaceuticals, Inc.*	16,588	252,303
NVR, Inc.*	4,524	2,108,184
Odyssey Healthcare, Inc.*	25,636	750,109
OshKosh B’Gosh, Inc.—Class A	9,048	194,170
Oshkosh Truck Corp.	24,128	1,231,252
Oxford Industries, Inc.	12,064	408,728
P.F. Chang’s China Bistro, Inc.*	18,096	920,724
Pacific Sunwear of California, Inc.*	55,796	1,178,413
Panera Bread Co.*	21,112	834,557
Papa John’s International, Inc.*	12,064	402,696
Patina Oil & Gas Corp.	24,128	1,182,030
Pharmaceutical Product Development, Inc.*	39,208	1,057,440
Photon Dynamics, Inc.*	12,064	485,455
Plains Resources, Inc.*	16,588	266,237
Polaris Industries, Inc.	15,080	1,335,787
PolyMedica Corp.	18,096	476,106
Possis Medical, Inc.*	12,064	238,264
Power Integrations, Inc.*	21,112	706,408
Prima Energy Corp.*	9,048	318,128
Priority Healthcare Corp.—Class B*	30,160	727,158
Progress Software Corp.*	24,128	493,659
QRS Corp.*	10,556	85,715
Quiksilver, Inc.*	39,208	695,158
Radiant Systems, Inc.*	19,604	164,870
Rainbow Technologies, Inc.*	19,604	220,741
RARE Hospitality International, Inc.*	24,128	589,688
Regeneron Pharmaceuticals, Inc.*	39,208	576,749
Regis Corp.	31,668	1,251,520
Renal Care Group, Inc.*	34,684	1,428,981
Republic Bancorp, Inc.	45,240	610,288
ResMed, Inc.*	24,128	1,002,277
Respironics, Inc.*	25,636	1,155,927
Rewards Network, Inc.*	16,588	176,828

Common Stocks, continued

	Shares	Value

Rogers Corp.*	12,064	$532,264
Roper Industries, Inc.	22,620	1,114,261
Rudolph Technologies, Inc.*	12,064	296,051
Ryland Group, Inc.	18,096	1,604,029
SCP Pool Corp.*	25,636	837,784
SERENA Software, Inc.*	28,652	525,764
Shuffle Master, Inc.*	12,064	417,656
Sierra Health Services, Inc.*	19,604	538,130
Simpson Manufacturing Co., Inc.*	18,096	920,363
Sonic Corp.*	27,144	831,149
South Financial Group, Inc.	42,224	1,176,361
Southwest Bancorporation of Texas, Inc.	24,128	937,373
SPSS, Inc.*	12,064	215,704
StarTek, Inc.	10,556	430,579
SurModics, Inc.*	12,064	288,330
Sybron Dental Special, Inc.*	27,144	762,746
Take-Two Interactive Software, Inc.*	31,668	912,355
TALX Corp.	9,048	208,375
TBC Corp.*	15,080	389,215
Techne Corp.*	28,652	1,082,473
Teledyne Technologies, Inc.*	22,620	426,387
Tetra Tech, Inc.*	39,208	974,711
TETRA Technologies, Inc.*	15,080	365,539
The Children’s Place Retail Stores, Inc.*	19,604	524,015
The Men’s Wearhouse, Inc.*	28,652	716,587
The Steak n Shake Co.*	19,604	349,931
Thor Industries, Inc.	19,604	1,102,137
Too, Inc.*	24,128	407,281
Toro Co.	18,096	839,654
Tractor Supply Co.*	27,144	1,055,630
Trimble Navigation, Ltd.*	24,128	898,527
TrustCo Bank Corp. NY	52,780	694,057
UCBH Holdings, Inc.	31,668	1,234,101
Ultratech Stepper, Inc.*	16,588	487,190
United Bankshares, Inc.	31,668	988,042
United Natural Foods, Inc.*	13,572	487,371
United Surgical Partners International, Inc.*	19,604	656,342
Urban Outfitters, Inc.*	28,652	1,061,557
Varian Semiconductor Equipment Associates, Inc.*	25,636	1,120,036
Veeco Instruments, Inc.*	21,112	595,358
ViaSat, Inc.*	18,096	346,357
Wabash National Corp.*	18,096	530,213
Watson Wyatt & Company Holdings*	24,128	582,691
WD-40 Co.	12,064	426,583
WebEx Communications, Inc.*	30,160	606,215
Websense, Inc.*	16,588	485,033
Wilson Greatbatch Technologies, Inc.*	15,080	637,432
Winnebago Industries, Inc.	12,064	829,400
Wintrust Financial Corp.	13,572	612,097
WMS Industries, Inc.*	21,112	553,134
X-Rite, Inc.	15,080	170,706
Zale Corp.*	18,096	962,707

TOTAL COMMON STOCKS (Cost $140,679,514)		153,234,289

See accompanying notes to the financial statements.

52

PROFUNDS VP ProFund VP Small-Cap Growth	Schedule of Portfolio Investments December 31, 2003

U.S. Government Agency Obligations (0.2%)

	Principal Amount	Value
Federal National Mortgage Association, 0.50%, 01/02/04	$303,000	$303,000

TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS (Cost $303,000)		303,000

Right (NM)

	Shares
Fedders Corp. Rights	21,350	1,281

TOTAL RIGHT (Cost $0)		1,281

TOTAL INVESTMENT SECURITIES—100.1% (Cost $140,982,514)		153,538,570
Net other assets (liabilities)—(0.1)%		(137,121)

NET ASSETS—100.0%		$153,401,449

Futures Contracts Purchased

	Contracts	Unrealized Appreciation (Depreciation)
E-Mini Russell 2000 Futures Contract expiring March 2004 (Underlying face amount at value $111,200)	2	$2,552

ProFund VP Small-Cap Growth invested, as a percentage of net assets, in the following industries, as of December 31, 2003:

Advertising	0.4%
Aerospace/Defense	1.9%
Agriculture	0.4%
Airlines	0.2%
Apparel	1.5%
Auto Manufactures	1.1%
Banks	7.7%
Biotechnology	1.0%
Building Materials	1.5%
Chemicals	0.9%
Commercial Services	4.3%
Computers	3.5%
Distribution/Wholesale	0.5%
Diversified Financial Services	1.5%
Electrical Components & Equipment	1.1%
Electrical Components—Miscellaneous	0.3%
Electronics	4.2%
Entertainment	0.6%
Environmental Control	0.6%
Food	0.3%
Gas	0.5%
Hand/Machine Tools	0.4%
Healthcare—Products	7.6%
Healthcare—Services	5.4%
Home Builders	3.7%
Home Furnishings	3.1%
Household Products/Wares	1.4%
Housewares	0.7%
Internet	1.2%
Iron/Steel	0.3%
Leisure Time	2.2%

Machinery & Equipment	0.1%
Machinery—Construction & Mining	0.3%
Machinery—Diversified	1.2%
Media	0.3%
Metal Fabricate/Hardware	0.3%
Miscellaneous Manufacturing	2.1%
Oil & Gas	2.3%
Oil & Gas Services	1.2%
Pharmaceuticals	4.9%
Pipelines	0.2%
Real Estate Investment Trust	0.7%
Retail	10.5%
Savings & Loans	0.4%
Semiconductors	5.1%
Software	6.9%
Telecom Services	0.2%
Telecommunications	1.4%
Transportation	1.8%
Other**	0.1%

*	Non-income producing security
**	Including debt securities, repurchase agreements, options purchased, and net other assets (liabilities).
NM	Not meaningful, amount is less than 0.05%.

See accompanying notes to the financial statements.

53

PROFUNDS VP

ProFund VP Small-Cap Growth

Statement of Assets and Liabilities

December 31, 2003
Assets:
Investment securities, at value (cost $140,982,514)	$153,538,570
Segregated cash balances with brokers for futures contracts	5,644
Dividends and interest receivable	72,059
Receivable for investments sold	27,135,158
Prepaid expenses	307

Total Assets	180,751,738

Liabilities:
Cash overdraft	1,074
Payable for investments purchased	313,860
Payable for capital shares redeemed	26,836,368
Variation margin on futures contracts	1,550
Advisory fees payable	74,816
Management services fees payable	14,963
Administration fees payable	4,016
Administrative services fees payable	44,462
Distribution fees payable	22,234
Other accrued expenses	36,946

Total Liabilities	27,350,289

Net Assets	$153,401,449

Net Assets consist of:
Capital	$141,204,368
Accumulated net realized gains (losses) on investments	(361,527)
Net unrealized appreciation (depreciation) on investments	12,558,608

Net Assets	$153,401,449

Shares of Beneficial Interest Outstanding	4,893,732

Net Asset Value (offering and redemption price per share)	$31.35

Statement of Operations

For the year ended December 31, 2003
Investment Income:
Dividends	$365,303
Interest	2,303

Total Investment Income	367,606

Expenses:
Advisory fees	443,105
Management services fees	88,621
Administration fees	27,803
Transfer agency and administrative service fees	335,461
Distribution fees	147,702
Custody fees	59,314
Fund accounting fees	45,283
Other fees	33,808

Total Gross Expenses before reductions	1,181,097
Less Expenses reduced by the Advisor	(11,832)

Total Net Expenses	1,169,265

Net Investment Income (Loss)	(801,659)

Realized and Unrealized Gains (Losses) on Investments:
Net realized gains (losses) on investment securities	6,681,748
Net realized gains (losses) on futures contracts	30,335
Change in net unrealized appreciation/depreciation on investments	11,132,320

Net Realized and Unrealized Gains (Losses) on Investments	17,844,403

Change in Net Assets Resulting from Operations	$17,042,744

See accompanying notes to the financial statements.

54

PROFUNDS VP

ProFund VP Small-Cap Growth

Statements of Changes in Net Assets

	For the year ended December 31, 2003	For the period May 1, 2002(a) through December 31, 2002
From Investment Activities:
Operations:
Net investment income (loss)	$(801,659)	$(130,701)
Net realized gains (losses) on investments	6,712,083	(6,271,951)
Change in net unrealized appreciation/depreciation on investments	11,132,320	1,426,288

Change in net assets resulting from operations	17,042,744	(4,976,364)

Capital Transactions:
Proceeds from shares issued	584,624,502	201,302,155
Cost of shares redeemed	(472,233,428)	(172,358,160)

Change in net assets resulting from capital transactions	112,391,074	28,943,995

Change in net assets	129,433,818	23,967,631

Net Assets:
Beginning of period	23,967,631	—

End of period	$153,401,449	$23,967,631

Share Transactions:
Issued	21,205,364	8,478,539
Redeemed	(17,338,537)	(7,451,634)

Change in shares	3,866,827	1,026,905

(a)	Commencement of operations

See accompanying notes to the financial statements.

55

PROFUNDS VP

ProFund VP Small-Cap Growth

Financial Highlights

Selected data for a share of beneficial interest outstanding throughout the periods indicated.

	For the year ended December 31, 2003		For the period May 1, 2002(a) through December 31, 2002
Net Asset Value, Beginning of Period	$23.34		$30.00

Investment Activities:
Net investment income (loss)	(0.37	)(b)	(0.21	)(b)
Net realized and unrealized gains (losses) on investments	8.38		(6.45)

Total income (loss) from investment activities	8.01		(6.66)

Net Asset Value, End of Period	$31.35		$23.34

Total Return	34.32%		(22.20	)%(c)
Ratios to Average Net Assets:
Gross expenses(d)	2.00%		2.20%
Net expenses(d)	1.98%		1.98%
Net investment income (loss)(d)	(1.36)%		(1.34)%
Supplemental Data:
Net assets, end of period (000’s)	$153,401		$23,968
Portfolio turnover rate(e)	785%		1,260	%(c)

(a)	Commencement of operations
(b)	Per share net investment income (loss) has been calculated using the daily average shares method.
(c)	Not annualized for periods less than one year.
(d)	Annualized for periods less than one year.
(e)	Portfolio turnover rate is calculated without regard to instruments (including options, swap agreements and futures contracts) having a maturity of less than one year.

See accompanying notes to the financial statements.

56

ProFund VP Asia 30

The ProFund VP Asia 30 seeks daily investment results, before fees and expenses, that correspond to the daily performance of the ProFunds Asia 30 Index. For the year ended December 31, 2003, the Fund had a total return of 64.92%1, compared to a return of 65.94%2 for the Index. For the year, the Fund achieved an average daily statistical correlation of over 0.99 to the daily performance of the Index.3

The Fund applies a mathematical approach to investing. In doing so it takes positions in securities and/or financial instruments that, in combination, should have similar daily return characteristics as the Index. The ProFunds Asia 30 Index, created by ProFund Advisors, is composed of 30 companies whose principal offices are located in the Asia/Pacific region, excluding Japan, and whose securities are traded on U.S. exchanges or on the NASDAQ as depositary receipts or ordinary shares. The component companies in the ProFunds Asia 30 Index are determined annually based upon their U.S. dollar-traded volume. Their relative weights are determined based on a modified market capitalization method.

The ProFunds Asia 30 Index was very stable over the first four months of the year, before accelerating upward strongly and consistently over the last eight months of the year. The index performance was driven significantly from China’s powerful economic expansion, as the country reported GDP growth of 9.1% in 2003. Also, stock prices of Asian exporters, highly sensitive to the U.S. economy, rose as U.S. economic reports continued to brighten throughout the year. Of the ten highest weighted constituents of the Index at the beginning of the year, the top performer in terms of stock price return was PetroChina (+182.26%) while the worst was SK Telecom (-12.05%).

Value of a $10,000 Investment*

* The line graph represents historical performance of a hypothetical investment of $10,000 in the ProFund VP Asia 30 from May 1, 2002 to December 31, 2003 assuming the reinvestment of distributions.

Average Annual Total Return as of 12/31/031

	1 Year	Since Inception (5/1/02)

ProFund VP Asia 30	64.92%	16.62%

ProFunds Asia 30 Index	65.94%	19.10%

MSCI AC Asia Pacific Free Excluding Japan Index	43.68%	12.29%

1 Past performance does not guarantee future results. Total return calculations assume the reinvestment of distributions and do not reflect the effect of taxes. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and net asset value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. During the period, certain fees were reduced. If such fee reductions had not occurred, the quoted performance would be lower. Performance numbers are net of all Fund expenses but do not include any insurance, sales, or administrative charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower.

2 The ProFunds Asia 30 Index is a price return index and does not reflect the reinvestment of dividends, the impact of transaction costs, nor the deduction of expenses associated with a mutual fund such as investment management and accounting fees. It is not possible to invest directly in an index. The Fund’s performance does reflect the reinvestment of dividends, the impact of transaction costs and the deduction of fees and expenses.

3 1.00 equals perfect correlation.

4 The MSCI AC Asia Pacific Free Excluding Japan Index is a capitalization weighted index generally representative of the performance of the Asia Pacific region excluding the country of Japan.

The above information is not covered by the Report of Independent Auditors.

57

PROFUNDS VP ProFund VP Asia 30	Schedule of Portfolio Investments December 31, 2003

Common Stocks (100.1%)

	Shares	Value
AsiaInfo Holdings, Inc.*	113,652	$759,195
BHP Billiton, Ltd.ADR	106,641	1,947,265
Chartered Semiconductor Manufacturing, Ltd.ADR*	138,744	1,397,152
China Mobile (Hong Kong), Ltd.ADR	243,909	3,787,906
Chinadotcom Corp.—Class A*	108,855	878,460
CNOOC, Ltd.ADR	38,745	1,546,700
Dr. Reddy’s Laboratories, Ltd.ADR	30,258	957,666
Flextronics International, Ltd.*	83,394	1,237,567
Huaneng Power International, Inc.ADR	25,830	1,792,860
Infosys Technologies, Ltd.ADR	18,450	1,765,665
Kookmin BankADR	33,210	1,256,666
Korea Electric Power (KEPCO) Corp.ADR	114,759	1,192,346
KT Corp.ADR	52,767	1,006,267
Nam Tai Electronics, Inc.	58,500	1,642,680
National Australia Bank, Ltd.ADR	15,498	1,736,551
Netease.com, Inc.ADR*	24,354	898,663
PetroChina Company, Ltd.ADR	105,903	6,041,767
POSCOADR	41,328	1,403,912
PT Telekomunikasi IndonesiaADR	77,859	1,278,445
Rediff.com India Ltd.ADR*	116,973	621,127
Satyam Computer Services, Ltd.ADR	71,955	2,110,440
SINA Corp.*	52,767	1,780,886
SK Telecom Co., Ltd.ADR	69,741	1,300,670
Sohu.com, Inc.*	33,948	1,018,779
Taiwan Semiconductor Manufacturing Co., Ltd.ADR*	257,563	2,637,445
Telecom Corporation of New Zealand, Ltd.ADR	28,044	792,243
The News Corporation, Ltd.ADR	59,040	2,131,344
Tommy Hilfiger Corp.*	67,527	1,000,075
United Microelectronics Corp.ADR*	314,020	1,554,399
Wipro, Ltd.ADR	35,055	1,689,651

TOTAL COMMON STOCKS (Cost $37,882,438)		49,164,792

TOTAL INVESTMENT SECURITIES (Cost $37,882,438)—100.1%		49,164,792
Net other assets (liabilities)—(0.1)%		(26,548)

NET ASSETS—100.0%		$49,138,244

ProFund VP Asia 30 invested, as a percentage of net assets, in the following industries, as of December 31, 2003:

Apparel	2.0%
Banks	6.1%
Electric	6.1%
Electronics	5.9%
Internet	12.1%
Iron/Steel	2.9%
Media	4.3%
Mining	4.0%
Oil & Gas	15.4%
Pharmaceuticals	1.9%
Semiconductors	11.4%
Software	11.3%
Telecommunications	16.7%
Other**	(0.1)%

ProFund VP Asia 30 invested, as a percentage of net assets, in the following countries, as of December 31, 2003:

Australia	11.8%
China	25.2%
Hong Kong	18.0%
India	14.5%
Indonesia	2.6%
Korea	12.5%
New Zealand	1.6%
Singapore	5.4%
Taiwan	8.5%
United States**	(0.1)%

*	Non-income producing security
**	Including debt securities, repurchase agreements, options purchased, and net other assets (liabilities).
ADR	American Depositary Receipt

See accompanying notes to the financial statements.

58

PROFUNDS VP

ProFund VP Asia 30

Statement of Assets and Liabilities

December 31, 2003
Assets:
Investment securities, at value (cost $37,882,438)	$49,164,792
Dividends receivable	120,667
Receivable for investments sold	2,396,340
Prepaid expenses	72

Total Assets	51,681,871

Liabilities:
Cash overdraft	86,192
Payable for capital shares redeemed	2,379,505
Advisory fees payable	28,846
Management services fees payable	5,769
Administration fees payable	1,742
Administrative services fees payable	19,240
Distribution fees payable	9,626
Other accrued expenses	12,707

Total Liabilities	2,543,627

Net Assets	$49,138,244

Net Assets consist of:
Capital	$43,004,907
Accumulated net investment income (loss)	115,110
Accumulated net realized gains (losses) on investments	(5,264,127)
Net unrealized appreciation (depreciation) on investments	11,282,354

Net Assets	$49,138,244

Shares of Beneficial Interest Outstanding	1,267,730

Net Asset Value (offering and redemption price per share)	$38.76

Statement of Operations

For the year ended December 31, 2003
Investment Income:
Dividends	$523,924
Interest	470

Total Investment Income	524,394

Expenses:
Advisory fees	158,792
Management services fees	31,759
Administration fees	9,891
Transfer agency and administrative service fees	120,011
Distribution fees	52,931
Custody fees	11,463
Fund accounting fees	14,928
Other fees	9,719

Total Gross Expenses before reductions	409,494
Less Expenses reduced by the Advisor	(210)

Total Net Expenses	409,284

Net Investment Income (Loss)	115,110

Realized and Unrealized Gains (Losses) on Investments:
Net realized gains (losses) on investment securities	(2,786,607)
Net realized gains (losses) on futures contracts	21,472
Change in net unrealized appreciation/depreciation on investments	11,050,756

Net Realized and Unrealized Gains (Losses) on Investments	8,285,621

Change in Net Assets Resulting from Operations	$8,400,731

See accompanying notes to the financial statements.

59

PROFUNDS VP

ProFund VP Asia 30

Statements of Changes in Net Assets

	For the year ended December 31, 2003	For the period May 1, 2002(a) through December 31, 2002
From Investment Activities:
Operations:
Net investment income (loss)	$115,110	$14,812
Net realized gains (losses) on investments	(2,765,135)	(2,498,992)
Change in net unrealized appreciation/depreciation on investments	11,050,756	231,598

Change in net assets resulting from operations	8,400,731	(2,252,582)

Distributions to Shareholders From:
Net investment income	(17,570)	—

Change in net assets resulting from distributions	(17,570)	—

Capital Transactions:
Proceeds from shares issued	207,600,563	99,316,219
Dividends reinvested	17,570	—
Cost of shares redeemed	(185,439,244)	(78,487,443)

Change in net assets resulting from capital transactions	22,178,889	20,828,776

Change in net assets	30,562,050	18,576,194
Net Assets:
Beginning of period	18,576,194	—

End of period	$49,138,244	$18,576,194

Accumulated net investment income (loss)	$115,110	$17,570

Share Transactions:
Issued	6,893,249	4,097,524
Reinvested	472	—
Redeemed	(6,416,222)	(3,307,293)

Change in shares	477,499	790,231

(a)	Commencement of operations

See accompanying notes to the financial statements.

60

PROFUNDS VP

ProFund VP Asia 30

Financial Highlights

Selected data for a share of beneficial interest outstanding throughout the periods indicated.

	For the year ended December 31, 2003	For the period May 1, 2002(a) through December 31, 2002
Net Asset Value, Beginning of Period	$23.51	$30.00

Investment Activities:
Net investment income (loss)	0.17 (b)	0.06	(b)
Net realized and unrealized gains (losses) on investments	15.09	(6.55)

Total income (loss) from investment activities	15.26	(6.49)

Distributions to Shareholders From:
Net investment income	(0.01)	—

Net Asset Value, End of Period	$38.76	$23.51

Total Return	64.92%	(21.63	)%(c)
Ratios to Average Net Assets:
Gross expenses(d)	1.93%	2.03%
Net expenses(d)	1.93%	1.98%
Net investment income (loss)(d)	0.54%	0.35%
Supplemental Data:
Net assets, end of period (000’s)	$49,138	$18,576
Portfolio turnover rate(e)	831%	1,321	%(c)

(a)	Commencement of operations
(b)	Per share net investment income (loss) has been calculated using the daily average shares method.
(c)	Not annualized for periods less than one year.
(d)	Annualized for periods less than one year.
(e)	Portfolio turnover rate is calculated without regard to instruments (including options, swap agreements and futures contracts) having a maturity of less than one year.

See accompanying notes to the financial statements.

61

ProFund VP Europe 30

The ProFund VP Europe 30 seeks daily investment results, before fees and expenses, that correspond to the daily performance of the ProFunds Europe 30 Index. For the year ended December 31, 2003, the Fund had a total return of 38.73%1, compared to a return of 38.44%2 for the Index. For the year, the Fund achieved an average daily statistical correlation of over 0.99 to the daily performance of the Index.3

The Fund applies a mathematical approach to investing. In doing so it takes positions in securities and/or financial instruments that, in combination, should have similar daily return characteristics as the Index. The ProFunds Europe 30 Index, created by ProFund Advisors, is composed of 30 companies whose principal offices are located in Europe and whose securities are traded on U.S. exchanges or on the NASDAQ as depositary receipts or ordinary shares. The component companies in the ProFunds Europe 30 Index are determined annually based upon their U.S. dollar-traded volume. Their relative weights are determined based on a modified market capitalization method.

European equities started the year poorly as the threat of the U.S. led war with Iraq hung over the continent. By mid-March the ProFunds Europe 30 Index had dropped by slightly more than 13%. Beginning with the start of the war, and the subsequent fall of Saddam Hussein’s regime, European stocks rallied strongly for the remainder of the year, with only a few minor setbacks. U.S. traded shares of European companies benefited from the depreciation of the dollar. For 2003, the dollar declined against the Euro and the British Pound by 17% and 10%, respectively. Of the ten highest weighted constituents of the Index at the beginning of the year, the top performer in terms of stock price return was HSBC Holdings PLC (+43.36%) while the worst was Nokia Corp (+9.68%).

Value of a $10,000 Investment*

* The line graph represents historical performance of a hypothetical investment of $10,000 in the ProFund VP Europe 30 from October 18, 1999 to December 31, 2003 assuming the reinvestment of distributions.

Average Annual Total Return as of 12/31/031

	1 Year	3 Year	Since Inception (10/18/99)

ProFund VP Europe 30	38.73%	(7.90)%	(4.16)%

ProFunds Europe 30 Index	38.44%	(7.71)%	(4.46)%

Dow Jones STOXX 50 Index	32.51%	(7.92)%	(3.41)%

1 Past performance does not guarantee future results. Total return calculations assume the reinvestment of distributions and do not reflect the effect of taxes. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and net asset value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. During the period, certain fees were reduced. If such fee reductions had not occurred, the quoted performance would be lower. Performance numbers are net of all Fund expenses but do not include any insurance, sales, or administrative charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower.

2 The ProFunds Europe 30 Index is a price return index and does not reflect the reinvestment of dividends, the impact of transaction costs, nor the deduction of expenses associated with a mutual fund such as investment management and accounting fees. It is not possible to invest directly in an index. The Fund’s performance does reflect the reinvestment of dividends, the impact of transaction costs and the deduction of fees and expenses.

3 1.00 equals perfect correlation.

4 The Dow Jones STOXX 50 Index is a capitalization-weighted index of 50 European blue-chip stocks.

The above information is not covered by the Report of Independent Auditors.

62

PROFUNDS VP ProFund VP Europe 30	Schedule of Portfolio Investments December 31, 2003

Common Stocks (98.8%)

	Shares	Value
Alcatel SAADR*	263,978	$3,392,117
Alcon, Inc.	52,052	3,151,228
ASM Lithography Holding N.V.*	221,221	4,435,481
AstraZeneca PLCADR	109,681	5,306,367
Aventis SAADR	65,065	4,311,207
BP Amoco PLCADR	189,618	9,357,648
Business Objects S.A.ADR*	83,655	2,900,319
DaimlerChrysler AG	92,950	4,296,149
Diageo PLCADR	68,783	3,635,869
Elan Corp., PLC*	477,763	3,291,787
Ericsson (LM) Telephone Co.ADR*	254,683	4,507,889
GlaxoSmithKline PLCADR	159,874	7,453,325
Gucci Group	22,308	1,908,449
HSBC Holdings PLCADR	78,078	6,154,108
Koninklijke (Royal) Philips Electronics NVADR	143,143	4,164,030
Nokia OYJADR	286,286	4,866,862
Novartis AGADR	137,566	6,312,904
Royal Dutch Petroleum Co.ADR	122,694	6,427,939
Ryanair Holdings PLCADR*	50,193	2,541,774
SAP AGADR	115,258	4,790,122
Shell Transport & Trading Co.ADR	111,540	5,022,646
Shire Pharmaceuticals Group PLC*	87,373	2,538,186
Siemens AGADR	68,783	5,498,513
STMicroelectronics NVADR	122,694	3,313,965
Total Fina SAADR	79,937	7,394,972
UBS AG	81,796	5,561,310
Unilever NVADR	48,334	3,136,877
Vivendi Universal SAADR*	146,861	3,565,785
Vodafone Group PLCADR	353,210	8,844,379
Willis Group Holdings, Ltd.	63,206	2,153,428

TOTAL COMMON STOCKS (Cost $112,253,443)		140,235,635

U.S. Government Agency Obligations (1.6%)

	Principal Amount
Federal National Mortgage Association, 0.50%, 01/02/04	$2,313,000	2,312,968

TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS (Cost $2,312,968)		2,312,968

TOTAL INVESTMENT SECURITIES (Cost $114,566,411)—100.4%		142,548,603
Net other assets (liabilities)—(0.4)%		(529,953)

NET ASSETS—100.0%		$142,018,650

Futures Contracts Purchased

	Contracts	Unrealized Appreciation (Depreciation)
S&P 500 Futures Contract expiring March 2004 (Underlying face amount at value $2,215,000)	8	$43,214

ProFund VP Europe 30 invested, as a percentage of net assets, in the following industries, as of December 31, 2003:

Airlines	1.8%
Apparel	1.3%
Auto Manufacturers	3.0%
Banks	8.2%
Beverages	2.6%
Electronics	2.9%
Food	2.2%
Healthcare	2.3%
Healthcare—Products	2.2%
Insurance	1.5%
Media	2.5%
Miscellaneous Manufacturing	3.9%
Oil & Gas	20.0%
Pharmaceuticals	18.3%
Semiconductors	5.5%
Software	5.4%
Telecommunications	15.2%
Other**	1.2%

ProFund VP Europe 30 invested, as a percentage of net assets, in the following countries, as of December 31, 2003:

Finland	3.4%
France	15.3%
Germany	10.3%
Ireland	4.1%
Netherlands	14.1%
Sweden	3.2%
Switzerland	12.9%
United Kingdom	35.5%
United States**	1.2%

*	Non-income producing security
**	Including debt securities, repurchase agreements, options purchased, and net other assets (liabilities).
ADR	American Depositary Receipt

See accompanying notes to the financial statements.

63

PROFUNDS VP

ProFund VP Europe 30

Statement of Assets and Liabilities

December 31, 2003
Assets:
Investment securities, at value (cost $114,566,411)	$142,548,603
Segregated cash balances with brokers for futures contracts	165,800
Dividends and interest receivable	119,362
Receivable for capital shares issued	332
Prepaid expenses	298

Total Assets	142,834,395

Liabilities:
Cash overdraft	4,836
Payable for capital shares redeemed	579,830
Variation margin on futures contracts	1,000
Advisory fees payable	78,472
Management services fees payable	15,695
Administration fees payable	4,740
Administrative services fees payable	54,685
Distribution fees payable	34,791
Other accrued expenses	41,696

Total Liabilities	815,745

Net Assets	$142,018,650

Net Assets consist of:
Capital	$153,392,804
Accumulated net investment income (loss)	169,354
Accumulated net realized gains (losses) on investments	(39,568,914)
Net unrealized appreciation (depreciation) on investments	28,025,406

Net Assets	$142,018,650

Shares of Beneficial Interest Outstanding	5,688,903

Net Asset Value (offering and redemption price per share)	$24.96

Statement of Operations

For the year ended December 31, 2003
Investment Income:
Dividends	$1,444,962
Interest	33,518

Total Investment Income	1,478,480

Expenses:
Advisory fees	514,551
Management services fees	102,911
Administration fees	32,396
Transfer agency and administrative service fees	351,842
Distribution fees	171,517
Custody fees	35,587
Fund accounting fees	52,753
Other fees	48,467

Total Gross Expenses before reductions	1,310,024
Less Expenses reduced by the Advisor	(898)

Total Net Expenses	1,309,126

Net Investment Income (Loss)	169,354

Realized and Unrealized Gains (Losses) on Investments:
Net realized gains (losses) on investment securities	(879,305)
Net realized gains (losses) on futures contracts	840,669
Change in net unrealized appreciation/depreciation on investments	25,492,572

Net Realized and Unrealized Gains (Losses) on Investments	25,453,936

Change in Net Assets Resulting from Operations	$25,623,290

See accompanying notes to the financial statements.

64

PROFUNDS VP

ProFund VP Europe 30

Statements of Changes in Net Assets

	For the year ended December 31, 2003	For the year ended December 31, 2002
From Investment Activities:
Operations:
Net investment income (loss)	$169,354	$130,122
Net realized gains (losses) on investments	(38,636)	(11,575,321)
Change in net unrealized appreciation/depreciation on investments	25,492,572	(1,797,172)

Change in net assets resulting from operations	25,623,290	(13,242,371)

Distributions to Shareholders From:
Net investment income	(130,122)	—

Change in net assets resulting from distributions	(130,122)	—

Capital Transactions:
Proceeds from shares issued	392,950,300	524,228,975
Dividends reinvested	130,122	—
Cost of shares redeemed	(309,673,943)	(530,120,763)

Change in net assets resulting from capital transactions	83,406,479	(5,891,788)

Change in net assets	108,899,647	(19,134,159)
Net Assets:
Beginning of period	33,119,003	52,253,162

End of period	$142,018,650	$33,119,003

Accumulated net investment income (loss)	$169,354	$130,122

Share Transactions:
Issued	19,540,491	25,708,782
Reinvested	5,335	—
Redeemed	(15,695,886)	(26,023,929)

Change in shares	3,849,940	(315,147)

See accompanying notes to the financial statements.

65

PROFUNDS VP

ProFund VP Europe 30

Financial Highlights

Selected data for a share of beneficial interest outstanding throughout the periods indicated.

	For the year ended December 31, 2003	For the year ended December 31, 2002	For the year ended December 31, 2001		For the year ended December 31, 2000	For the period October 18, 1999(a) through December 31, 1999
Net Asset Value, Beginning of Period	$18.01	$24.26	$31.98		$36.82	$30.00

Investment Activities:
Net investment income (loss)	0.05 (b)	0.07 (b)	(0.04	)(b)	0.09 (b)	(0.04)
Net realized and unrealized gains (losses) on investments	6.92	(6.32)	(7.68)		(4.79)	6.86

Total income (loss) from investment activities	6.97	(6.25)	(7.72)		(4.70)	6.82

Distributions to Shareholders From:
Net investment income	(0.02)	—	—		—	—
Net realized gains on investments	—	—	—		(0.14)	—

Total distributions	(0.02)	—	—		(0.14)	—

Net Asset Value, End of Period	$24.96	$18.01	$24.26		$31.98	$36.82

Total Return	38.73%	(25.76)%	(24.14)%		(12.75)%	22.73	%(c)
Ratios to Average Net Assets:
Gross expenses(d)	1.91%	2.03%	1.89%		1.65%	2.39%
Net expenses(d)	1.91%	1.98%	1.89%		1.65%	1.78%
Net investment income (loss)(d)	0.25%	0.33%	(0.14)%		0.26%	(1.00)%
Supplemental Data:
Net assets, end of period (000’s)	$142,019	$33,119	$52,253		$25,004	$3,262
Portfolio turnover rate(e)	376%	1,280%	1,002%		1,434%	100	%(c)

(a)	Commencement of operations
(b)	Per share net investment income (loss) has been calculated using the daily average shares method.
(c)	Not annualized for periods less than one year.
(d)	Annualized for periods less than one year.
(e)	Portfolio turnover rate is calculated without regard to instruments (including options, swap agreements and futures contracts) having a maturity of less than one year.

See accompanying notes to the financial statements.

66

ProFund VP Japan

The ProFund VP Japan seeks daily investment results, before fees and expenses, that correspond to the daily performance of the Nikkei 225 Stock Average. Since the Japanese markets are not open when this ProFund VP values its shares, it determines its success in meeting this investment objective by comparing its daily return on a given day with the market price performance of related futures contracts traded in the United States. For the year ended December 31, 2003, the Fund had a total return of 26.78%1, compared to a return of 37.73%2 for the Index measured in USD3. The Nikkei futures contracts held in the fund are not sensitive to the dollar/yen exchange rate, which may cause the fund to over or underperform versus the performance of the Nikkei 225 Stock Average measured in USD depending upon whether the dollar rises or falls in value versus the yen. In 2003, the Fund underperformed the Index in U.S. Dollar terms in part, because of a fall in the value of the dollar versus the yen.3 For the year, the Fund achieved an average daily statistical correlation of over 0.99 to the daily performance of the U.S. traded futures contract.

The Fund applies a mathematical approach to investing. In doing so it takes positions in securities and/or financial instruments that, in combination, should have similar daily return characteristics as the Index. The Nikkei 225 Stock Average is a modified price-weighted index of 225 large, actively traded Japanese stocks traded on the Tokyo Stock Exchange. The Index is computed and distributed by the Nihon Keizai Shimbun.

Japanese equities exhibited a similar performance to U.S. equities as the Nikkei 225 was down significantly before rebounding sharply from an April low. The beginning of year decline was exacerbated as SARS threatened to have a significant economic impact in Asia, before fears of an expanding epidemic began to abate. The Index was aided by rising optimism that the country was making progress in implementing necessary reforms to its Financial and Banking sectors. It also benefited from a relatively high weighting in the more sensitive Consumer Cyclical sector and a relatively low weighting in the less sensitive Consumer Non-Cyclical sector. While the Index historically has been positively correlated with the U.S. market, this correlation strengthened over the latter half of the year, as strong U.S. economic news bode well for Japanese exporters whose performance is highly sensitive to the U.S. economy.

Value of a $10,000 Investment*

* The line graph represents historical performance of a hypothetical investment of $10,000 in the ProFund VP Japan from May 1, 2002 to December 31, 2003 assuming the reinvestment of distributions. The Nikkei 225 Stock Average returns are calculated and shown in U.S. dollar terms. The return of the Nikkei 225 Stock Average for 2003 in Japanese Yen terms was 24.45%.

Average Annual Total Return as of 12/31/031

	1 Year	Since Inception (5/1/02)

ProFund VP Japan	26.78%	(4.38)%

Nikkei 225 Stock Average	37.73%	5.87%

1 Past performance does not guarantee future results. Total return calculations assume the reinvestment of distributions and do not reflect the effect of taxes. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and net asset value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. During the period, certain fees were reduced. If such fee reductions had not occurred, the quoted performance would be lower. Performance numbers are net of all Fund expenses but do not include any insurance, sales, or administrative charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower.

2 The Nikkei 225 Stock Average is a price return index and does not reflect the reinvestment of dividends, the impact of transaction costs, nor the deduction of expenses associated with a mutual fund such as investment management and accounting fees. It is not possible to invest directly in an index. The Fund’s performance does reflect the reinvestment of dividends, the impact of transaction costs and the deduction of fees and expenses.

3 The return of the Nikkei 225 Stock Average for 2003 in Japanese Yen terms was 24.45%.

4 1.00 equals perfect correlation.

The above information is not covered by the Report of Independent Auditors.

67

PROFUNDS VP ProFund VP Japan	Schedule of Portfolio Investments December 31, 2003

U.S. Government Agency Obligations (36.3%)

	Principal Amount	Value
Federal Home Loan Bank, 0.50%, 01/02/04	$4,577,000	$4,576,937
Federal National Mortgage Association, 0.50%, 01/02/04	4,577,000	4,576,936

TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS (Cost $9,153,873)		9,153,873

U.S. Treasury Obligations (18.2%)
U.S. Treasury Bills, 0.50%, 01/02/04	4,577,000	4,576,936

TOTAL U.S. TREASURY OBLIGATIONS (Cost $4,576,936)		4,576,936

Repurchase Agreements (36.3%)
State Street Bank, 0.70%, 01/02/04, dated 12/31/03, with maturity value of $4,576,178 (Fully collateralized by a Federal Home Loan Mortgage Security)	4,576,000	4,576,000
UBS Bank, 0.70%, 01/02/04, dated 12/31/03, with maturity value of $4,577,178 (Fully collateralized by a Federal National Mortgage Association Security)	4,577,000	4,577,000

TOTAL REPURCHASE AGREEMENTS (Cost $9,153,000)		9,153,000

Options Purchased (2.4%)

	Contracts	Value
Nikkei 225 Futures Option expiring January 2004 @ $4,750	20	$600,000

TOTAL OPTIONS PURCHASED (Cost $535,091)		600,000

TOTAL INVESTMENT SECURITIES (Cost $23,418,900)—93.2%		23,483,809
Net other assets (liabilities)—6.8%		1,704,505

NET ASSETS—100.0%		$25,188,314

Futures Contracts Purchased

	Contracts	Unrealized Appreciation (Depreciation)
Nikkei 225 Futures Contract expiring March 2004 (Underlying face amount at value $24,133,750)	449	$1,491,305

See accompanying notes to the financial statements.

68

PROFUNDS VP

ProFund VP Japan

Statement of Assets and Liabilities

December 31, 2003
Assets:
Investment securities, at value (cost $14,265,900)	$14,330,809
Repurchase agreements, at cost	9,153,000

Total Investments	23,483,809
Segregated cash balances with brokers for futures contracts	2,463,480
Interest receivable	178
Variation margin on futures contracts	1,567
Prepaid expenses	55

Total Assets	25,949,089

Liabilities:
Cash overdraft	2,078
Payable for capital shares redeemed	717,296
Advisory fees payable	15,066
Management services fees payable	3,013
Administration fees payable	909
Administrative services fees payable	10,047
Distribution fees payable	5,026
Other accrued expenses	7,340

Total Liabilities	760,775

Net Assets	$25,188,314

Net Assets consist of:
Capital	$24,115,519
Accumulated net realized gains (losses) on investments	(483,419)
Net unrealized appreciation (depreciation) on investments	1,556,214

Net Assets	$25,188,314

Shares of Beneficial Interest Outstanding	904,891

Net Asset Value (offering and redemption price per share)	$27.84

Statement of Operations

For the year ended December 31, 2003
Investment Income:
Interest	$123,799

Expenses:
Advisory fees	112,282
Management services fees	22,457
Administration fees	7,039
Transfer agency and administrative service fees	85,490
Distribution fees	37,427
Custody fees	9,987
Fund accounting fees	10,929
Other fees	6,415

Total Gross Expenses before reductions	292,026
Less Expenses reduced by the Advisor	(475)

Total Net Expenses	291,551

Net Investment Income (Loss)	(167,752)

Realized and Unrealized Gains (Losses) on Investments:
Net realized gains (losses) on investment securities	(18,249,424)
Net realized gains (losses) on futures contracts	18,011,473
Change in net unrealized appreciation/depreciation on investments	1,286,149

Net Realized and Unrealized Gains (Losses) on Investments	1,048,198

Change in Net Assets Resulting from Operations	$880,446

See accompanying notes to the financial statements.

69

PROFUNDS VP

ProFund VP Japan

Statements of Changes in Net Assets

	For the year ended December 31, 2003	For the period May 1, 2002(a) through December 31, 2002
From Investment Activities:
Operations:
Net investment income (loss)	$(167,752)	$(26,018)
Net realized gains (losses) on investments	(237,951)	(2,824,574)
Change in net unrealized appreciation/depreciation on investments	1,286,149	270,065

Change in net assets resulting from operations	880,446	(2,580,527)

Capital Transactions:
Proceeds from shares issued	181,351,423	58,296,745
Cost of shares redeemed	(160,115,916)	(52,643,857)

Change in net assets resulting from capital transactions	21,235,507	5,652,888

Change in net assets	22,115,953	3,072,361
Net Assets:
Beginning of period	3,072,361	—

End of period	$25,188,314	$3,072,361

Share Transactions:
Issued	7,399,288	2,326,315
Redeemed	(6,634,322)	(2,186,390)

Change in shares	764,966	139,925

(a)	Commencement of operations

See accompanying notes to the financial statements.

70

PROFUNDS VP

ProFund VP Japan

Financial Highlights

Selected data for a share of beneficial interest outstanding throughout the periods indicated.

	For the year ended December 31, 2003		For the period May 1, 2002(a) through December 31, 2002
Net Asset Value, Beginning of Period	$21.96		$30.00

Investment Activities:
Net investment income (loss)	(0.28	)(b)	(0.14	)(b)
Net realized and unrealized gains (losses) on investments	6.16		(7.90)

Total income (loss) from investment activities	5.88		(8.04)

Net Asset Value, End of Period	$27.84		$21.96

Total Return	26.78%		(26.80	)%(c)
Ratios to Average Net Assets:
Gross expenses(d)	1.95%		2.06%
Net expenses(d)	1.95%		1.98%
Net investment income (loss)(d)	(1.12)%		(0.85)%
Supplemental Data:
Net assets, end of period (000’s)	$25,188		$3,072
Portfolio turnover rate(e)	—		—

(a)	Commencement of operations
(b)	Per share net investment income (loss) has been calculated using the daily average shares method.
(c)	Not annualized for periods less than one year.
(d)	Annualized for periods less than one year.
(e)	Portfolio turnover rate is calculated without regard to instruments (including options, swap agreements and futures contracts) having a maturity of less than one year.

See accompanying notes to the financial statements.

71

ProFund VP UltraBull

The ProFund VP UltraBull seeks daily investment results, before fees and expenses, that correspond to twice the daily performance of the S&P 500® Index. Prior to May 1, 2003, ProFund VP UltraBull was named “ProFund VP Bull Plus” and sought daily investment results, before fees and expenses, which corresponded to 150% of the daily performance of the S&P 500 Index. For the year ended December 31, 2003, the Fund had a total return of 52.93%1, compared to a return of 26.38%2 for the Index. For the year, the Fund achieved an average daily statistical correlation of over 0.99 to its daily investment objective.3

The Fund applies a mathematical approach to investing. In doing so it takes positions in securities and/or financial instruments that, in combination, should have similar daily return characteristics as twice that of the Index. The S&P 500 Index is a measure of large-cap U.S. stock market performance. It is a capitalization weighted index of 500 U.S. operating companies and REITS selected by an S&P committee through a non-mechanical process that factors criteria such as liquidity, price, market capitalization, financial viability, and public float. Reconstitution occurs both on a quarterly and on an ongoing basis.

The performance of the S&P 500 Index (and thus the Fund) was driven largely by systemic factors affecting the U.S. equity markets. Improving corporate profit projections and expectations that the interest rate environment would remain low supported higher equity valuations. Investor confidence in the improving economy seemed to outweigh any concerns over corporate scandals. Of the ten highest weighted constituents of the Index at the beginning of the year, the top performers in terms of stock price return were Citigroup (+37.94%), General Electric (+27.23%), and IBM (+19.59%), while the poorest performers were Merck (-13.77%), Johnson & Johnson (-3.82%), and WalMart (+5.03%.) Since this Fund has a daily investment objective that is greater than 100% of the daily performance of the benchmark index, it was impacted proportionally more by the daily performance of the benchmark index and by the factors affecting the index.

Value of a $10,000 Investment*

* The line graph represents historical performance of a hypothetical investment of $10,000 in the ProFund VP UltraBull from January 22, 2001 to December 31, 2003 assuming the reinvestment of distributions. The historical performance information presented reflects performance during a period (prior to May 1, 2003) when the ProFund VP UltraBull sought daily investment results, before fees and expenses, that corresponded to 150% of the daily performance of the S&P 500 Index.

Average Annual Total Return as of 12/31/031

	1 Year	Since Inception (1/22/01)

ProFund VP UltraBull	52.93%	(9.75)%

S&P 500 Index	26.38%	(6.22)%

1 Past performance does not guarantee future results. Total return calculations assume the reinvestment of distributions and do not reflect the effect of taxes. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and net asset value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. During the period, certain fees were reduced. If such fee reductions had not occurred, the quoted performance would be lower. Performance numbers are net of all Fund expenses but do not include any insurance, sales, or administrative charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower. The historical performance information presented reflects performance during a period (prior to May 1, 2003) when the ProFund VP UltraBull sought daily investment results, before fees and expenses, that corresponded to 150% of the daily performance of the S&P 500 Index.

2 The S&P 500 Index is a price return index and does not reflect the reinvestment of dividends, the impact of transaction costs, nor the deduction of expenses associated with a mutual fund such as investment management and accounting fees. It is not possible to invest directly in an index. The Fund’s performance does reflect the reinvestment of dividends, the impact of transaction costs and the deduction of fees and expenses.

3 1.00 equals perfect correlation.

The above information is not covered by the Report of Independent Auditors.

72

PROFUNDS VP ProFund VP UltraBull	Schedule of Portfolio Investments December 31, 2003

Common Stocks (86.0%)

	Shares	Value

3M Co.	4,500	$382,634
Abbott Laboratories	9,000	419,400
ACE, Ltd.	1,590	65,858
ADC Telecommunications, Inc.*	4,620	13,721
Adobe Systems, Inc.	1,350	53,055
Advanced Micro Devices, Inc.*	2,010	29,949
AES Corp.*	3,570	33,701
Aetna, Inc.	870	58,795
AFLAC, Inc.	2,940	106,369
Agilent Technologies, Inc.*	2,730	79,825
Air Products & Chemicals, Inc.	1,320	69,736
Alberto-Culver Co.—Class B	330	20,816
Albertson’s, Inc.	2,100	47,565
Alcoa, Inc.	4,980	189,240
Allegheny Energy, Inc.*	720	9,187
Allegheny Technologies, Inc.	450	5,949
Allergan, Inc.	750	57,608
Allied Waste Industries, Inc.*	1,200	16,656
Allstate Corp.	4,050	174,231
Alltel Corp.	1,800	83,844
Altera Corp.*	2,190	49,713
Altria Group, Inc.	11,670	635,082
Ambac Financial Group, Inc.	600	41,634
Amerada Hess Corp.	510	27,117
Ameren Corp.	930	42,780
American Electric Power, Inc.	2,280	69,563
American Express Co.	7,410	357,384
American Greetings Corp.—Class A*	390	8,529
American International Group, Inc.	15,000	994,201
American Power Conversion Corp.	1,140	27,873
American Standard Cos.*	420	42,294
AmerisourceBergen Corp.	630	35,375
Amgen, Inc.*	7,410	457,937
AmSouth Bancorp	2,010	49,245
Anadarko Petroleum Corp.	1,440	73,454
Analog Devices, Inc.	2,100	95,864
Andrew Corp.*	870	10,014
Anheuser-Busch Companies, Inc.	4,680	246,542
Anthem, Inc.*	810	60,750
AON Corp.	1,800	43,092
Apache Corp.	930	75,423
Apartment Investment & Management Co.—Class A	540	18,630
Apollo Group, Inc.—Class A*	1,020	69,360
Apple Computer, Inc.*	2,070	44,236
Applera Corp.—Applied Biosystems Group	1,200	24,852
Applied Materials, Inc.*	9,570	214,846
Applied Micro Circuits Corp.*	1,770	10,585
Archer-Daniels-Midland Co.	3,720	56,618
Ashland, Inc.	390	17,183
AT&T Corp.	4,530	91,959
AT&T Wireless Services, Inc.*	15,600	124,644
Autodesk, Inc.	630	15,485
Automatic Data Processing, Inc.	3,420	135,466
AutoNation, Inc.*	1,590	29,208
AutoZone, Inc.*	510	43,457
Avaya, Inc.*	2,400	31,056
Avery Dennison Corp.	630	35,293
Avon Products, Inc.	1,350	91,112

Common Stocks, continued

	Shares	Value

Baker Hughes, Inc.	1,920	$61,747
Ball Corp.	330	19,658
Bank of America Corp.	8,550	687,676
Bank of New York Company, Inc.	4,440	147,053
Bank One Corp.	6,420	292,688
Bard (C.R.), Inc.	300	24,375
Bausch & Lomb, Inc.	300	15,570
Baxter International, Inc.	3,510	107,125
BB&T Corp.	3,150	121,716
Bear Stearns Cos., Inc.	570	45,572
Becton, Dickinson & Co.	1,470	60,476
Bed Bath & Beyond, Inc.*	1,710	74,129
BellSouth Corp.	10,620	300,546
Bemis Company, Inc.	300	15,000
Best Buy Co., Inc.	1,860	97,166
Big Lots, Inc.*	660	9,379
Biogen Idec, Inc.*	1,895	69,698
Biomet, Inc.	1,470	53,523
BJ Services Co.*	900	32,310
Black & Decker Corp.	450	22,194
Block H & R, Inc.	1,020	56,477
BMC Software, Inc.*	1,290	24,059
Boeing Co.	4,830	203,536
Boise Cascade Corp.	510	16,759
Boston Scientific Corp.*	4,710	173,140
Bristol-Myers Squibb Co.	11,160	319,176
Broadcom Corp.—Class A*	1,740	59,317
Brown-Forman Corp.	360	33,642
Brunswick Corp.	540	17,188
Burlington Northern Santa Fe Corp.	2,130	68,906
Burlington Resources, Inc.	1,140	63,133
Calpine Corp.*	2,370	11,400
Campbell Soup Co.	2,370	63,516
Capital One Financial Corp.	1,320	80,903
Cardinal Health, Inc.	2,490	152,288
Carnival Corp.	3,630	144,220
Caterpillar, Inc.	2,010	166,870
Cendant Corp.	5,820	129,610
CenterPoint Energy, Inc.	1,770	17,151
Centex Corp.	360	38,755
CenturyTel, Inc.	840	27,401
Charter One Financial, Inc.	1,290	44,570
ChevronTexaco Corp.	6,150	531,299
Chiron Corp.*	1,080	61,549
Chubb Corp.	1,080	73,548
CIENA Corp.*	2,730	18,127
CIGNA Corp.	810	46,575
Cincinnati Financial Corp.	930	38,948
Cinergy Corp.	1,020	39,586
Cintas Corp.	990	49,629
Circuit City Stores, Inc.	1,200	12,156
Cisco Systems, Inc.*	39,690	964,069
Citigroup, Inc.	29,670	1,440,181
Citizens Communications Co.*	1,650	20,493
Citrix Systems, Inc.*	930	19,725
Clear Channel Communications, Inc.	3,540	165,778
Clorox Co.	1,200	58,272
CMS Energy Corp.*	930	7,924
Coca-Cola Co.	14,100	715,576
Coca-Cola Enterprises, Inc.	2,610	57,081

See accompanying notes to the financial statements.

73

PROFUNDS VP ProFund VP UltraBull	Schedule of Portfolio Investments December 31, 2003

Common Stocks, continued

	Shares	Value

Colgate-Palmolive Co.	3,090	$154,655
Comcast Corp.—Special Class A*	12,930	425,009
Comerica, Inc.	1,020	57,181
Computer Associates International, Inc.	3,330	91,042
Computer Sciences Corp.*	1,080	47,768
Compuware Corp.*	2,220	13,409
Comverse Technology, Inc.*	1,110	19,525
ConAgra Foods, Inc.	3,090	81,545
Concord EFS, Inc.*	2,670	39,623
ConocoPhillips	3,900	255,723
Consolidated Edison, Inc.	1,290	55,483
Constellation Energy Group, Inc.	960	37,594
Convergys Corp.*	810	14,143
Cooper Industries, Ltd.—Class A	540	31,282
Cooper Tire & Rubber Co.	420	8,980
Coors (Adolph) Co.—Class B	210	11,781
Corning, Inc.*	7,650	79,790
Costco Wholesale Corp.*	2,640	98,155
Countrywide Credit Industries, Inc.	1,070	81,160
Crane Co.	330	10,144
CSX Corp.	1,230	44,206
Cummins, Inc.	240	11,746
CVS Corp.	2,280	82,354
Dana Corp.	840	15,414
Danaher Corp.	870	79,823
Darden Restaurants, Inc.	960	20,198
Deere & Co.	1,380	89,768
Dell, Inc.*	14,730	500,231
Delphi Automotive Systems Corp.	3,210	32,774
Delta Air Lines, Inc.	720	8,503
Deluxe Corp.	300	12,399
Devon Energy Corp.	1,350	77,301
Dillard’s, Inc.—Class A	480	7,901
Dollar General Corp.	1,950	40,931
Dominion Resources, Inc.	1,860	118,724
Donnelley (R.R.) & Sons Co.	660	19,899
Dover Corp.	1,170	46,508
Dow Chemical Co.	5,280	219,489
Dow Jones & Company, Inc.	480	23,928
DTE Energy Co.	960	37,824
Du Pont (E.I.) de Nemours	5,730	262,949
Duke Energy Corp.	5,220	106,749
Dynegy, Inc.—Class A*	2,160	9,245
Eastman Chemical Co.	450	17,789
Eastman Kodak Co.	1,650	42,356
Eaton Corp.	450	48,591
eBay, Inc.*	3,720	240,274
Ecolab, Inc.	1,470	40,234
Edison International*	1,860	40,790
El Paso Corp.	3,510	28,747
Electronic Arts, Inc.*	1,710	81,704
Electronic Data Systems Corp.	2,760	67,730
Eli Lilly & Co.	6,450	453,629
EMC Corp.*	13,830	178,684
Emerson Electric Co.	2,430	157,343
Engelhard Corp.	720	21,564
Entergy Corp.	1,320	75,412
EOG Resources, Inc.	660	30,472
Equifax, Inc.	810	19,845
Equity Office Properties Trust	2,310	66,182

Common Stocks, continued

	Shares	Value

Equity Residential Properties Trust	1,590	$46,921
Exelon Corp.	1,890	125,420
Express Scripts, Inc.—Class A*	450	29,894
Exxon Mobil Corp.	38,010	1,558,410
Family Dollar Stores, Inc.	990	35,521
Fannie Mae	5,580	418,835
Federated Department Stores, Inc.	1,050	49,487
Federated Investors, Inc.—Class B	630	18,497
FedEx Corp.	1,710	115,424
Fifth Third Bancorp	3,270	193,257
First Data Corp.	4,200	172,578
First Tennessee National Corp.	720	31,752
FirstEnergy Corp.	1,890	66,528
Fiserv, Inc.*	1,110	43,856
Fleet Boston Financial Corp.	6,060	264,519
Fluor Corp.	480	19,027
Ford Motor Co.	10,530	168,480
Forest Laboratories, Inc.*	2,100	129,780
Fortune Brands, Inc.	840	60,052
FPL Group, Inc.	1,050	68,691
Franklin Resources, Inc.	1,440	74,966
Freddie Mac	3,990	232,697
Freeport-McMoRan Copper & Gold, Inc.—Class B	990	41,709
Gannett Co., Inc.	1,560	139,090
Gap, Inc.	5,160	119,764
Gateway, Inc.*	1,860	8,556
General Dynamics Corp.	1,140	103,045
General Electric Co.	57,720	1,788,165
General Mills, Inc.	2,160	97,848
General Motors Corp.	3,210	171,414
Genuine Parts Co.	990	32,868
Genzyme Corp.—General Division*	1,290	63,649
Georgia Pacific Corp.	1,470	45,085
Gillette Co.	5,820	213,769
Golden West Financial Corp.	870	89,775
Goodrich Corp.	690	20,486
Goodyear Tire & Rubber Co.*	1,020	8,017
Grainger (W.W.), Inc.	510	24,169
Great Lakes Chemical Corp.	300	8,157
Guidant Corp.	1,740	104,748
Halliburton Co.	2,520	65,520
Harley-Davidson, Inc.	1,740	82,702
Harrah’s Entertainment, Inc.	630	31,355
Hartford Financial Services Group, Inc.	1,620	95,629
Hasbro, Inc.	990	21,067
HCA, Inc.	2,850	122,435
Health Management Associates, Inc.—Class A	1,380	33,120
Heinz (H.J.) Co.	2,010	73,224
Hercules, Inc.*	630	7,686
Hershey Foods Corp.	750	57,743
Hewlett-Packard Co.	17,520	402,434
Hilton Hotels Corp.	2,190	37,515
Home Depot, Inc.	13,080	464,209
Honeywell International, Inc.	4,950	165,479
Humana, Inc.*	930	21,251
Huntington Bancshares, Inc.	1,320	29,700
Illinois Tool Works, Inc.	1,770	148,521
IMS Health, Inc.	1,380	34,307

See accompanying notes to the financial statements.

74

PROFUNDS VP ProFund VP UltraBull	Schedule of Portfolio Investments December 31, 2003

Common Stocks, continued

	Shares	Value

Ingersoll-Rand Co.—Class A	990	$67,201
Intel Corp.	37,560	1,209,431
International Business Machines Corp.	9,900	917,532
International Flavors & Fragrances, Inc.	540	18,857
International Game Technology	1,980	70,686
International Paper Co.	2,760	118,983
Interpublic Group of Companies, Inc.*	2,370	36,972
Intuit, Inc.*	1,140	60,317
ITT Industries, Inc.	540	40,073
J.P. Morgan Chase & Co.	11,730	430,842
Jabil Circuit, Inc.*	1,140	32,262
Janus Capital Group, Inc.	1,380	22,646
JDS Uniphase Corp.*	8,250	30,113
Jefferson-Pilot Corp.	810	41,027
John Hancock Financial Services, Inc.	1,650	61,875
Johnson & Johnson	17,070	881,835
Johnson Controls, Inc.	510	59,221
Jones Apparel Group, Inc.	720	25,366
KB Home	270	19,580
Kellogg Co.	2,340	89,107
Kerr-McGee Corp.	570	26,499
KeyCorp	2,400	70,368
KeySpan Corp.	900	33,120
Kimberly-Clark Corp.	2,910	171,952
Kinder Morgan, Inc.	720	42,552
King Pharmaceuticals, Inc.*	1,380	21,059
KLA-Tencor Corp.*	1,110	65,124
Knight Ridder, Inc.	450	34,817
Kohls Corp.*	1,950	87,633
Kroger Co.*	4,290	79,408
Leggett & Platt, Inc.	1,110	24,009
Lexmark International Group, Inc.*	750	58,980
Limited, Inc.	2,970	53,549
Lincoln National Corp.	1,020	41,177
Linear Technology Corp.	1,800	75,726
Liz Claiborne, Inc.	630	22,340
Lockheed Martin Corp.	2,580	132,612
Loews Corp.	1,080	53,406
Louisiana-Pacific Corp.*	600	10,728
Lowe’s Cos., Inc.	4,530	250,917
LSI Logic Corp.*	2,190	19,425
Lucent Technologies, Inc.*	24,120	68,501
Manor Care, Inc.	510	17,631
Marathon Oil Corp.	1,770	58,569
Marriott International, Inc.—Class A	1,320	60,984
Marsh & McLennan Companies, Inc.	3,060	146,543
Marshall & Ilsley Corp.	1,290	49,343
Masco Corp.	2,670	73,185
Mattel, Inc.	2,460	47,404
Maxim Integrated Products, Inc.	1,890	94,122
May Department Stores Co.	1,650	47,966
Maytag Corp.	450	12,533
MBIA, Inc.	840	49,753
MBNA Corp.	7,350	182,648
McCormick & Co., Inc.	810	24,381
McDonald’s Corp.	7,290	181,011
McGraw-Hill Companies, Inc.	1,110	77,611
McKesson Corp.	1,680	54,029
MeadWestvaco Corp.	1,140	33,915
Medco Health Solutions, Inc.*	1,560	53,024

Common Stocks, continued

	Shares	Value

MedImmune, Inc.*	1,410	$35,814
Medtronic, Inc.	6,960	338,326
Mellon Financial Corp.	2,460	78,991
Merck & Co., Inc.	12,780	590,436
Mercury Interactive Corp.*	510	24,806
Meredith Corp.	300	14,643
Merrill Lynch & Co., Inc.	5,104	299,350
MetLife, Inc.	4,380	147,475
MGIC Investment Corp.	570	32,456
Micron Technology, Inc.*	3,510	47,280
Microsoft Corp.	62,160	1,711,887
Millipore Corp.*	270	11,624
Molex, Inc.	1,080	37,681
Monsanto Co.	1,500	43,170
Monster Worldwide, Inc.*	660	14,494
Moody’s Corp.	870	52,679
Morgan Stanley Dean Witter & Co.	6,240	361,109
Motorola, Inc.	13,380	188,257
Nabors Industries, Ltd.*	840	34,860
National City Corp.	3,510	119,129
National Semiconductor Corp.*	1,080	42,563
Navistar International Corp.*	390	18,677
NCR Corp.*	540	20,952
Network Appliance, Inc.*	1,980	40,649
New York Times Co.—Class A	870	41,577
Newell Rubbermaid, Inc.	1,590	36,204
Newmont Mining Corp.	2,490	121,039
Nextel Communications, Inc.—Class A*	6,330	177,620
NICOR, Inc.	240	8,170
Nike, Inc.—Class B	1,500	102,689
NiSource, Inc.	1,500	32,910
Noble Corp.*	780	27,908
Nordstrom, Inc.	780	26,754
Norfolk Southern Corp.	2,250	53,213
North Fork Bancorp, Inc.	870	35,209
Northern Trust Corp.	1,260	58,489
Northrop Grumman Corp.	1,050	100,380
Novell, Inc.*	2,160	22,723
Novellus Systems, Inc.*	870	36,584
Nucor Corp.	450	25,200
NVIDIA Corp.*	930	21,623
Occidental Petroleum Corp.	2,220	93,773
Office Depot, Inc.*	1,800	30,078
Omnicom Group	1,080	94,316
Oracle Corp.*	30,060	396,792
PACCAR, Inc.	660	56,179
Pactiv Corp.*	900	21,510
Pall Corp.	720	19,318
Parametric Technology Corp.*	1,530	6,028
Parker Hannifin Corp.	690	41,055
Paychex, Inc.	2,160	80,352
Penney (J.C.) Co.	1,560	40,997
Peoples Energy Corp.	210	8,828
PeopleSoft, Inc.*	2,160	49,248
PepsiCo, Inc.	9,870	460,139
PerkinElmer, Inc.	720	12,290
Pfizer, Inc.	43,890	1,550,633
PG&E Corp.*	2,370	65,815
Phelps Dodge Corp.*	510	38,806
Pinnacle West Capital Corp.	510	20,410

See accompanying notes to the financial statements.

75

PROFUNDS VP ProFund VP UltraBull	Schedule of Portfolio Investments December 31, 2003

Common Stocks, continued

	Shares	Value

Pitney Bowes, Inc.	1,350	$54,837
Plum Creek Timber Company, Inc.	1,050	31,973
PMC-Sierra, Inc.*	990	19,949
PNC Financial Services Group	1,590	87,021
Power-One, Inc.*	480	5,198
PPG Industries, Inc.	990	63,380
PPL Corp.	1,020	44,625
Praxair, Inc.	1,860	71,052
Principal Financial Group, Inc.	1,860	61,510
Procter & Gamble Co.	7,470	746,103
Progress Energy, Inc.	1,410	63,817
Progressive Corp.	1,230	102,816
Prologis Trust	1,020	32,732
Providian Financial Corp.*	1,680	19,555
Prudential Financial, Inc.	3,120	130,322
Public Service Enterprise Group, Inc.	1,350	59,130
Pulte Homes, Inc.	360	33,703
QLogic Corp.*	540	27,864
Qualcomm, Inc.	4,590	247,539
Quest Diagnostics, Inc.*	600	43,866
Qwest Communications International, Inc.*	10,170	43,934
R.J. Reynolds Tobacco Holdings	480	27,912
RadioShack Corp.	930	28,532
Raytheon Co.	2,400	72,096
Reebok International, Ltd.	330	12,976
Regions Financial Corp.	1,290	47,988
Robert Half International, Inc.*	990	23,107
Rockwell Collins, Inc.	1,020	30,631
Rockwell International Corp.	1,080	38,448
Rohm & Haas Co.	1,290	55,096
Rowan Companies, Inc.*	540	12,512
Ryder System, Inc.	360	12,294
Sabre Holdings Corp.	810	17,488
SAFECO Corp.	810	31,533
Safeway, Inc.*	2,550	55,871
Sanmina-SCI Corp.*	2,970	37,452
Sara Lee Corp.	4,530	98,346
SBC Communications, Inc.	19,020	495,851
Schering-Plough Corp.	8,460	147,119
Schlumberger, Ltd.	3,360	183,859
Schwab (Charles) Corp.	7,800	92,352
Scientific-Atlanta, Inc.	870	23,751
Sealed Air Corp.*	480	25,987
Sears, Roebuck & Co.	1,470	66,870
Sempra Energy	1,290	38,777
Sherwin-Williams Co.	840	29,182
Siebel Systems, Inc.*	2,850	39,530
Sigma-Aldrich Corp.	390	22,300
Simon Property Group, Inc.	1,110	51,437
SLM Corp.	2,580	97,214
Snap-on, Inc.	330	10,639
Solectron Corp.*	4,800	28,368
Southern Co.	4,200	127,049
SouthTrust Corp.	1,920	62,842
Southwest Airlines Co.	4,530	73,114
Sprint Corp. (FON Group)	5,190	85,220
Sprint Corp. (PCS Group)*	5,940	33,383
St. Jude Medical, Inc.*	990	60,737
St. Paul Companies, Inc.	1,320	52,338

Common Stocks, continued

	Shares	Value

Stanley Works	480	$18,178
Staples, Inc.*	2,850	77,805
Starbucks Corp.*	2,250	74,385
Starwood Hotels & Resorts Worldwide, Inc.	1,170	42,085
State Street Corp.	1,920	99,994
Stryker Corp.	1,140	96,911
Sun Microsystems, Inc.*	18,780	84,322
SunGard Data Systems, Inc.*	1,650	45,722
Sunoco, Inc.	450	23,018
SunTrust Banks, Inc.	1,620	115,830
SuperValu, Inc.	780	22,300
Symantec Corp.*	1,770	61,331
Symbol Technologies, Inc.	1,320	22,295
Synovus Financial Corp.	1,740	50,321
Sysco Corp.	3,720	138,495
T. Rowe Price Group, Inc.	720	34,135
Target Corp.	5,250	201,600
TECO Energy, Inc.	1,080	15,563
Tektronix, Inc.	480	15,168
Tellabs, Inc.*	2,400	20,232
Temple-Inland, Inc.	300	18,801
Tenet Healthcare Corp.*	2,670	42,854
Teradyne, Inc.*	1,110	28,250
Texas Instruments, Inc.	9,960	292,624
Textron, Inc.	780	44,507
The Pepsi Bottling Group, Inc.	1,500	36,270
Thermo Electron Corp.*	930	23,436
Thomas & Betts Corp.	330	7,554
Tiffany & Co.	840	37,968
Time Warner, Inc.*	26,010	467,920
TJX Companies, Inc.	2,880	63,504
Torchmark Corp.	660	30,056
Toys R Us, Inc.*	1,230	15,547
Transocean Sedco Forex, Inc.*	1,830	43,938
Travelers Property Casualty Corp.—Class B	5,790	98,256
Tribune Co.	1,800	92,880
Tupperware Corp.	330	5,722
TXU Corp.	1,860	44,119
Tyco International, Ltd.	11,490	304,485
U.S. Bancorp	11,100	330,558
Union Pacific Corp.	1,470	102,136
Union Planters Corp.	1,080	34,009
Unisys Corp.*	1,890	28,067
United Parcel Service, Inc.—Class B	6,450	480,847
United States Steel Corp.	600	21,012
United Technologies Corp.	2,700	255,879
UnitedHealth Group, Inc.	3,360	195,484
Univision Communications, Inc.—Class A*	1,860	73,823
Unocal Corp.	1,500	55,245
UnumProvident Corp.	1,710	26,967
UST, Inc.	960	34,262
Veritas Software Corp.*	2,460	91,414
Verizon Communications, Inc.	15,870	556,719
VF Corp.	630	27,241
Viacom, Inc.—Class B	10,050	446,019
Visteon Corp.	750	7,808
Vulcan Materials Co.	570	27,115

See accompanying notes to the financial statements.

76

PROFUNDS VP ProFund VP UltraBull	Schedule of Portfolio Investments December 31, 2003

Common Stocks, continued

	Shares	Value

Wachovia Corp.	7,620	$355,015
Wal-Mart Stores, Inc.	24,870	1,319,353
Walgreen Co.	5,880	213,914
Walt Disney Co.	11,760	274,361
Washington Mutual, Inc.	5,160	207,020
Waste Management, Inc.	3,360	99,456
Waters Corp.*	690	22,880
Watson Pharmaceuticals, Inc.*	630	28,980
Wellpoint Health Networks, Inc.*	870	84,381
Wells Fargo & Co.	9,720	572,410
Wendy’s International, Inc.	660	25,898
Weyerhaeuser Co.	1,260	80,640
Whirlpool Corp.	390	28,333
Williams Companies, Inc.	2,970	29,165
Winn-Dixie Stores, Inc.	810	8,060
Worthington Industries, Inc.	510	9,195
Wrigley (WM.) JR Co.	1,290	72,511
Wyeth	7,650	324,743
Xcel Energy, Inc.	2,280	38,714
Xerox Corp.*	4,560	62,928
Xilinx, Inc.*	1,980	76,705
XL Capital, Ltd.—Class A	780	60,489
Yahoo!, Inc.*	3,780	170,743
YUM! Brands, Inc.*	1,680	57,792
Zimmer Holdings, Inc.*	1,380	97,152
Zions Bancorp	510	31,278

TOTAL COMMON STOCKS (Cost $51,050,508)		58,710,010

U.S. Government Agency Obligations (4.8%)

	Principal Amount	Value
Federal National Mortgage Association, 0.50%, 01/02/04	$3,300,000	$3,299,954

TOTAL U.S. GOVERNMENT AGENCY OBLIGATION (Cost $3,299,954)		3,299,954

TOTAL INVESTMENT SECURITIES (Cost $54,350,462)—90.8%		62,009,964
Net other assets (liabilities)—9.2%		6,307,557

NET ASSETS—100.0%		$68,317,521

Futures Contracts Purchased

	Contracts	Unrealized Appreciation (Depreciation)
S&P 500 Futures Contract expiring March 2004 (Underlying face amount at value $48,176,250)	174	$1,647,667
E-Mini S&P 500 Futures Contract expiring March 2004 (Underlying face amount at value $332,250)	6	14,391

Swap Agreements

	Units	Unrealized Appreciation (Depreciation)
Equity Index Swap Agreement based on the S&P 500 Index expiring 01/29/04 (Underlying notional amount at value $23,278,185)	19,412	$350,847
Equity Index Swap Agreement based on the S&P 500 Index expiring 05/27/04 (Underlying notional amount at value $6,696,421)	6,022	100,907

See accompanying notes to the financial statements.

77

PROFUNDS VP ProFund VP UltraBull	Schedule of Portfolio Investments December 31, 2003

ProFund VP UltraBull invested, as a percentage of net assets, in the following industries, as of December 31, 2003:

Advertising	0.2%
Aerospace/Defense	1.3%
Agriculture	1.1%
Airlines	0.1%
Apparel	0.3%
Auto Manufacturers	0.6%
Auto Parts & Equipment	0.2%
Banks	6.0%
Beverages	2.3%
Biotechnology	1.0%
Building Materials	0.2%
Chemicals	1.4%
Commercial Services	0.8%
Computers	3.7%
Cosmetics/Personal Care	2.0%
Distribution/Wholesale	0.1%
Diversified Financial Services	6.1%
Electric	2.2%
Electrical Components & Equipment	0.3%
Electronics	0.5%
Engineering & Construction	0.1%
Entertainment	0.1%
Environmental Control	0.2%
Food	1.6%
Forest Products & Paper	0.5%
Gas	0.1%
Hand/Machine Tools	0.1%
Healthcare—Products	2.9%
Healthcare—Services	1.0%
Home Builders	0.1%
Home Furnishings	0.1%
Household Products/Wares	0.2%
Housewares	0.1%
Insurance	4.2%
Internet	0.7%
Iron/Steel	0.1%
Leisure Time	0.4%
Lodging	0.3%
Machinery—Diversified	0.3%
Machinery—Construction & Mining	0.2%
Media	3.3%
Metal Fabricate/Hardware	0.1%
Mining	0.6%
Miscellaneous Manufacturing	4.6%
Office/Business Equipment	0.2%
Oil & Gas	4.5%
Oil & Gas Services	0.5%

Packaging & Containers	0.1%
Pharmaceuticals	6.2%
Pipelines	0.2%
Real Estate Investment Trust	0.3%
Retail	6.1%
Savings & Loans	0.4%
Semiconductors	3.7%
Software	4.4%
Telecommunications	5.5%
Textiles	0.1%
Toys/Games/Hobbies	0.1%
Transportation	1.3%
Trucking & Leasing	0.1%
Other**	14.0%

*	Non-income producing securities
**	Including debt securities, repurchase agreements, options purchased, and net other assets (liabilities).

See accompanying notes to the financial statements.

78

PROFUNDS VP

ProFund VP UltraBull

Statement of Assets and Liabilities

December 31, 2003
Assets:
Investment securities, at value (cost $54,350,462)	$62,009,964
Cash	807,737
Segregated cash balances with brokers for futures contracts	3,492,070
Dividends and interest receivable	66,823
Receivable for capital shares issued	1,895,927
Unrealized appreciation on swap agreements	451,754
Prepaid expenses	445

Total Assets	68,724,720

Liabilities:
Payable for capital shares redeemed	279,851
Variation margin on futures contracts	21,582
Advisory fees payable	35,136
Management services fees payable	7,027
Administration fees payable	2,229
Administrative services fees payable	22,654
Distribution fees payable	14,425
Other accrued expenses	24,295

Total Liabilities	407,199

Net Assets	$68,317,521

Net Assets consist of:
Capital	$72,510,969
Accumulated net realized gains (losses) on investments	(13,966,762)
Net unrealized appreciation (depreciation) on investments	9,773,314

Net Assets	$68,317,521

Shares of Beneficial Interest Outstanding	3,078,203

Net Asset Value (offering and redemption price per share)	$22.19

Statement of Operations

For the year ended December 31, 2003
Investment Income:
Dividends	$546,187
Interest	62,020

Total Investment Income	608,207

Expenses:
Advisory fees	297,895
Management services fees	59,579
Administration fees	18,982
Transfer agency and administrative service fees	215,307
Distribution fees	98,751
Custody fees	54,695
Fund accounting fees	35,977
Other fees	40,232

Total Gross Expenses before reductions	821,418
Less Expenses reduced by the Advisor	(87,740)

Total Net Expenses	733,678

Net Investment Income (Loss)	(125,471)

Realized and Unrealized Gains (Losses) on Investments:
Net realized gains (losses) on investment securities	(23,259,258)
Net realized gains (losses) on futures contracts	33,701,333
Net realized gains (losses) on swap agreements	3,494,669
Change in net unrealized appreciation/depreciation on investments	6,291,597

Net Realized and Unrealized Gains (Losses) on Investments	20,228,341

Change in Net Assets Resulting from Operations	$20,102,870

See accompanying notes to the financial statements.

79

PROFUNDS VP

ProFund VP UltraBull

Statements of Changes in Net Assets

	For the year ended December 31, 2003	For the year ended December 31, 2002
From Investment Activities:
Operations:
Net investment income (loss)	$(125,471)	$(257,636)
Net realized gains (losses) on investments	13,936,744	(27,955,070)
Change in net unrealized appreciation/depreciation on investments	6,291,597	(3,410,068)

Change in net assets resulting from operations	20,102,870	(31,622,774)

Capital Transactions:
Proceeds from shares issued	681,554,558	1,303,472,303
Cost of shares redeemed	(675,627,718)	(1,293,747,570)

Change in net assets resulting from capital transactions	5,926,840	9,724,733

Change in net assets	26,029,710	(21,898,041)
Net Assets:
Beginning of period	42,287,811	64,185,852

End of period	$68,317,521	$42,287,811

Accumulated net investment income (loss)	$—	$737

Share Transactions:
Issued	42,851,094	71,283,187
Redeemed	(42,686,917)	(71,195,947)

Change in shares	164,177	87,240

See accompanying notes to the financial statements.

80

PROFUNDS VP

ProFund VP UltraBull

Financial Highlights

Selected data for a share of beneficial interest outstanding throughout the periods indicated.

	For the year ended December 31, 2003		For the year ended December 31, 2002		For the period January 22, 2001(a) through December 31, 2001
Net Asset Value, Beginning of Period	$14.51		$22.71		$30.00

Net investment income (loss)	(0.05	)(b)	(0.08	)(b)	(0.09	)(b)
Net realized and unrealized gains (losses) on investments	7.73		(8.12)		(7.20)

Total income (loss) from investment activities	7.68		(8.20)		(7.29)

Net Asset Value, End of Period	$22.19		$14.51		$22.71

Total Return	52.93%		(36.11)%		(24.30	)%(c)
Ratio to Average Net Assets:
Gross expenses(d)	2.07%		2.12%		1.94%
Net expenses(d)	1.84%		1.98%		1.94%
Net investment income (loss)(d)	(0.32)%		(0.46)%		(0.42)%
Supplemental Data:
Net assets, end of period (000’s)	$68,318		$42,288		$64,186
Portfolio turnover rate(e)	1,124%		1,249%		682	%(c)

(a)	Commencement of operations
(b)	Per share net investment income (loss) has been calculated using the daily average shares method.
(c)	Not annualized for periods less than one year.
(d)	Annualized for periods less than one year.
(e)	Portfolio turnover rate is calculated without regard to instruments (including options, swap agreements and futures contracts) having a maturity of less than one year.

See accompanying notes to the financial statements.

81

ProFund VP UltraMid-Cap

The ProFund VP UltraMid-Cap seeks daily investment results, before fees and expenses, that correspond to twice the daily performance of the S&P MidCap 400® Index. For the year ended December 31, 2003, the Fund had a total return of 70.09%1, compared to a return of 34.02%2 for the Index. For the year, the Fund achieved an average daily statistical correlation of over 0.99 to 200% the daily performance of the Index.3

The Fund applies a mathematical approach to investing. In doing so it takes positions in securities and/or financial instruments that, in combination, should have similar daily return characteristics as twice that of the Index. The S&P MidCap 400 Index is a measure of mid-size company U.S. stock market performance. It is a capitalization weighted index of 400 U.S. operating companies and REITS. Securities are selected for inclusion in the index by an S&P committee through a non-mechanical process that factors criteria such as liquidity, price, market capitalization, financial viability, and public float. Reconstitution occurs both on a quarterly and ongoing basis.

Mid-cap stocks continued to avoid the full brunt of the corporate governance and financial reporting scandals that continued to impact the large-cap segment of the market, helping this index to outperform the S&P 500. Mid-cap stocks also benefited from the strengthening U.S. economic picture and reduced credit spreads that led to reduced borrowing costs. Since this Fund has a daily investment objective that is greater than 100% of the daily performance of the benchmark index, it was impacted proportionally more by the daily performance of the benchmark index and by the factors affecting the index than an unleveraged Fund.

Value of a $10,000 Investment*

* The line graph represents historical performance of a hypothetical investment of $10,000 in the ProFund VP UltraMid-Cap from May 1, 2002 to December 31, 2003 assuming the reinvestment of distributions.

Average Annual Total Return as of 12/31/031

	1 Year	Since Inception (5/1/02)

ProFund VP UltraMid-Cap	70.09%	(1.08)%

S&P MidCap 400 Index	34.02%	3.94%

1 Past performance does not guarantee future results. Total return calculations assume the reinvestment of distributions and do not reflect the effect of taxes. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and net asset value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. During the period, certain fees were reduced. If such fee reductions had not occurred, the quoted performance would be lower. Performance numbers are net of all Fund expenses but do not include any insurance, sales, or administrative charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower.

2 The S&P MidCap 400 Index is a price return index and does not reflect the reinvestment of dividends, the impact of transaction costs, nor the deduction of expenses associated with a mutual fund such as investment management and accounting fees. It is not possible to invest directly in an index. The Fund’s performance does reflect the reinvestment of dividends, the impact of transaction costs and the deduction of fees and expenses.

3 1.00 equals perfect correlation.

The above information is not covered by the Report of Independent Auditors.

82

PROFUNDS VP ProFund VP UltraMid-Cap	Schedule of Portfolio Investments December 31, 2003

Common Stocks (83.2%)

	Shares	Value

3Com Corp.*	12,122	$99,037
99 Cents Only Stores*	2,233	60,805
Abercrombie & Fitch Co.—Class A*	3,509	86,707
Activision, Inc.*	2,871	52,252
Acxiom Corp.*	2,871	53,314
ADTRAN, Inc.	2,552	79,112
Advanced Fibre Communications, Inc.*	2,871	57,851
AdvancePCS*	3,190	167,985
Advent Software, Inc.*	1,276	22,241
Affiliated Computer Services, Inc.— Class A*	4,466	243,217
AGCO Corp.*	2,552	51,397
AGL Resources, Inc.	1,914	55,697
Airgas, Inc.	2,233	47,965
Alaska Air Group, Inc.*	957	26,117
Albemarle Corp.	1,276	38,242
Alexander & Baldwin, Inc.	1,276	42,988
ALLETE, Inc.	2,871	87,853
Alliant Energy Corp.	3,509	87,374
Allmerica Financial Corp.*	1,914	58,894
AMB Property Corp.	2,552	83,910
American Eagle Outfitters, Inc.*	2,552	41,853
American Financial Group, Inc.	2,233	59,085
AmeriCredit Corp.*	4,785	76,225
Amerus Group Co.	1,276	44,622
Ametek, Inc.	1,276	61,580
Apogent Technologies, Inc.*	3,190	73,498
Applebee’s International, Inc.	1,914	75,163
Apria Healthcare Group, Inc.*	1,914	54,492
Aquilla, Inc.*	6,380	21,628
Arch Coal, Inc.	1,914	59,659
Arrow Electronics, Inc.*	3,509	81,198
Arthur J. Gallagher & Co.	2,871	93,279
ArvinMeritor, Inc.	2,233	53,860
Ascential Software Corp.*	2,233	57,902
Associated Banc Corp.	2,552	108,843
Astoria Financial Corp.	2,871	106,801
Atmel Corp.*	15,950	95,860
Avnet, Inc.*	4,147	89,824
Avocent Corp.*	1,595	58,249
Bandag, Inc.	638	26,286
Bank of Hawaii Corp.	1,914	80,771
Banknorth Group, Inc.	5,423	176,410
Banta Corp.	957	38,759
Barnes & Noble, Inc.*	2,233	73,354
Barr Laboratories, Inc.*	2,233	171,829
Beckman Coulter, Inc.	2,233	113,503
Belo (A.H.) Corp.—Class A	3,828	108,486
BJ’s Wholesale Club, Inc.*	2,552	58,594
Black Hills Corp.	957	28,547
Blyth, Inc.	1,595	51,391
Bob Evans Farms, Inc.	1,276	41,419
Borders Group, Inc.*	2,871	62,932
BorgWarner, Inc.	957	81,412
Bowater, Inc.	1,914	88,638
Boyd Gaming Corp.	1,914	30,892
Brink’s Co.	1,914	43,276
Brinker International, Inc.*	3,190	105,780
Brown & Brown, Inc.	2,233	72,818
C.H. Robinson Worldwide, Inc.	2,871	108,840

Common Stocks, continued

	Shares	Value

Cabot Corp.	2,233	$71,099
Cabot Microelectronics Corp.*	957	46,893
Cadence Design Systems, Inc.*	8,613	154,862
Callaway Golf Co.	2,552	43,001
Career Education Corp.*	3,190	127,823
Carlisle Cos., Inc.	957	58,243
Carmax, Inc.*	3,828	118,400
Carpenter Technology Corp.	638	18,866
Catalina Marketing Corp.*	1,914	38,586
CBRL Group, Inc.	1,914	73,230
CDW Corp.	2,871	165,829
Ceridian Corp.*	5,104	106,878
Certegy, Inc.	2,233	73,242
Charles River Laboratories International, Inc.*	1,595	54,756
CheckFree Holdings Corp.*	2,552	70,563
Chico’s FAS, Inc.*	2,552	94,296
Choicepoint, Inc.*	2,871	109,356
Church & Dwight, Inc.	1,276	50,530
Cincinnati Bell, Inc.*	7,975	40,274
City National Corp.	1,595	99,081
Claire’s Stores, Inc.	3,190	60,100
CNF, Inc.	1,595	54,071
Coach, Inc.*	6,380	240,846
Colonial BancGroup, Inc.	4,147	71,826
Commerce Bancorp, Inc.	2,552	134,439
Commscope, Inc.*	2,233	36,465
Community Health Systems*	2,871	76,311
Compass Bancshares, Inc.	4,466	175,558
Constellation Brands, Inc.*	3,509	115,551
Cooper Cameron Corp.*	1,914	89,192
Copart, Inc.*	3,190	52,635
Corinthian Colleges, Inc.*	1,276	70,895
Covance, Inc.*	2,233	59,844
Coventry Health Care, Inc.*	2,233	144,005
Credence Systems Corp.*	1,914	25,188
Cree Research, Inc.*	2,552	45,145
Crompton Corp.	3,828	27,447
CSG Systems International, Inc.*	1,914	23,906
Cullen/Frost Bankers, Inc.	1,595	64,709
Cypress Semiconductor Corp.*	4,147	88,580
Cytec Industries, Inc.*	1,276	48,986
CYTYC Corp.*	4,147	57,063
D.R. Horton, Inc.	5,104	220,799
Dean Foods Co.*	5,104	167,767
DENTSPLY International, Inc.	2,552	115,274
DeVry, Inc.*	2,233	56,115
Dial Corp.	3,190	90,819
Diebold, Inc.	2,552	137,476
Dollar Tree Stores, Inc.*	3,828	115,070
Donaldson Co., Inc.	1,595	94,360
DPL, Inc.	4,466	93,250
DST Systems, Inc.*	4,147	173,179
Dun & Bradstreet Corp.*	2,552	129,412
Duquesne Light Holdings, Inc.	1,914	35,103
Dycom Industries, Inc.*	1,595	42,778
E*TRADE Group, Inc.*	12,122	153,343
Eaton Vance Corp.	2,233	81,817
Education Management Corp.*	2,552	79,214
Edwards (A.G.), Inc.	2,871	104,016

See accompanying notes to the financial statements.

83

PROFUNDS VP ProFund VP UltraMid-Cap	Schedule of Portfolio Investments December 31, 2003

Common Stocks, continued

	Shares	Value

Edwards Lifesciences Corp.*	1,914	$57,573
EGL, Inc.*	1,595	28,008
Emmis Communications Corp.*	1,914	51,774
Energizer Holdings, Inc.*	3,190	119,817
Energy East Corp.	3,828	85,747
Ensco International, Inc.	4,466	121,341
Entercom Communications Corp.*	1,595	84,471
Equitable Resources, Inc.	2,233	95,840
Everest Re Group, Ltd.	1,914	161,924
Expeditors International of Washington, Inc.*	3,828	144,163
Express Scripts, Inc.—Class A*	2,871	190,721
Extended Stay America, Inc.	3,190	46,191
Fair, Isaac & Co., Inc.	1,595	78,410
Fairchild Semiconductor International, Inc.*	3,828	95,585
Fastenal Co.	2,552	127,447
Federal Signal Corp.	1,595	27,944
Ferro Corp.	1,276	34,720
Fidelity National Financial, Inc.	4,785	185,561
First American Financial Corp.	2,233	66,476
First Health Group Corp.*	3,509	68,285
FirstMerit Corp.	2,871	77,431
Flowserve Corp.*	1,914	39,964
FMC Corp.*	1,276	43,550
FMC Technologies, Inc.*	2,233	52,029
Forest Oil Corp.*	1,595	45,569
Furniture Brands International, Inc.	1,914	56,138
Gartner Group, Inc.*	4,466	50,510
GATX Corp.	1,595	44,628
Gentex Corp.	2,552	112,696
Gilead Sciences, Inc.*	6,699	389,480
Glatfelter (P.H.) Co.	1,595	19,858
Graco, Inc.	1,595	63,960
Granite Construction, Inc.	1,276	29,973
Grant Prideco, Inc.*	4,147	53,994
Great Plains Energy, Inc.	2,233	71,054
Greater Bay Bancorp	1,595	45,426
GreenPoint Financial Corp.	4,785	169,006
GTECH Holdings Corp.	1,914	94,724
Hanover Compressor Co.*	2,233	24,898
Harris Corp.	2,233	84,742
Harsco Corp.	1,276	55,914
Harte-Hanks, Inc.	4,785	104,074
Hawaiian Electric Industries, Inc.	1,276	60,444
HCC Insurance Holdings, Inc.	2,233	71,009
Health Net, Inc.*	3,828	125,176
Helmerich & Payne, Inc.	1,595	44,548
Henry (Jack) & Associates, Inc.	3,190	65,650
Henry Schein, Inc.*	1,595	107,790
Herman Miller, Inc.	2,552	61,937
Hibernia Corp.	5,423	127,495
Highwoods Properties, Inc.	1,914	48,616
Hillenbrand Industries, Inc.	2,233	138,580
HON Industries, Inc.	1,914	82,915
Horace Mann Educators Corp.	1,276	17,826
Hormel Foods Corp.	4,785	123,501
Hospitality Properties Trust	2,233	92,178
Hovnanian Enterprises—Class A*	957	83,316
Hubbell, Inc.—Class B	1,914	84,407
IDACORP, Inc.	1,276	38,178

Common Stocks, continued

	Shares	Value

Imation Corp.	1,276	$44,851
IMC Global, Inc.	3,828	38,012
Independence Community Bank Corp.	1,914	68,847
IndyMac Bancorp, Inc.	1,914	57,018
Integrated Circuit Systems, Inc.*	2,233	63,618
Integrated Device Technology, Inc.*	3,509	60,250
International Rectifier Corp.*	2,233	110,333
International Speedway Corp.	1,914	85,479
Internet Security Systems, Inc.*	1,595	30,034
Intersil Corp.—Class A	4,785	118,907
Interstate Bakeries Corp.	1,595	22,697
Investment Technology Group, Inc.*	1,595	25,759
Investors Financial Services Corp.	2,233	85,770
IVAX Corp.*	6,699	159,972
J.B. Hunt Transport Services, Inc.*	2,552	68,930
Jacobs Engineering Group, Inc.*	1,914	91,891
JetBlue Airways Corp.*	3,190	84,598
JM Smucker Co.	1,595	72,238
Keane, Inc.*	2,233	32,691
Kelly Services, Inc.—Class A	1,276	36,417
KEMET Corp.*	2,871	39,304
Kennametal, Inc.	1,276	50,721
Korn/Ferry International*	1,276	17,022
Krispy Kreme Doughnuts, Inc.*	1,914	70,052
L-3 Communications Holdings, Inc.*	2,552	131,071
LaBranche & Co., Inc.	1,914	22,336
Lam Research Corp.*	4,466	144,251
Lancaster Colony Corp.	1,276	57,624
Lattice Semiconductor Corp.*	3,828	37,055
Lear Corp.	2,233	136,950
Lee Enterprises, Inc.	1,595	69,622
Legg Mason, Inc.	2,233	172,344
Lennar Corp.—Class B	2,552	244,993
Leucadia National Corp.	2,233	102,941
Liberty Property Trust	2,552	99,272
LifePoint Hospitals, Inc.*	1,276	37,578
Lincare Holdings, Inc.*	3,190	95,796
Longs Drug Stores Corp.	1,276	31,568
Longview Fibre Co.	1,595	19,698
LTX Corp.*	1,595	23,973
Lubrizol Corp.	1,595	51,869
Lyondell Chemical Co.	5,742	97,326
M&T Bank Corp.	3,190	313,577
Mack-Cali Realty Corp.	1,914	79,661
Macromedia, Inc.*	1,914	34,146
Macrovision Corp.*	1,595	36,031
Mandalay Resort Group	2,233	99,860
Manpower, Inc.	2,552	120,148
Martin Marietta Materials	1,595	74,917
McDATA Corp.—Class A*	3,828	36,481
MDU Resources Group, Inc.	3,828	91,145
Media General, Inc.—Class A	638	41,534
Mentor Graphics Corp.*	2,233	32,468
Mercantile Bankshares Corp.	2,871	130,860
Michaels Stores, Inc.	2,233	98,699
Micrel, Inc.*	3,190	49,700
Microchip Technology, Inc.	6,699	223,478
Millennium Pharmaceuticals, Inc.*	9,570	178,672
Minerals Technologies, Inc.	638	37,802
Modine Manufacturing Co.	1,276	34,426

See accompanying notes to the financial statements.

84

PROFUNDS VP ProFund VP UltraMid-Cap	Schedule of Portfolio Investments December 31, 2003

Common Stocks, continued

	Shares	Value

Mohawk Industries, Inc.*	2,233	$157,516
MONY Group, Inc.*	1,595	49,908
MPS Group, Inc.*	3,509	32,809
Murphy Oil Corp.	3,190	208,340
Mylan Laboratories, Inc.	6,061	153,101
National Commerce Financial Corp.	7,018	191,451
National Fuel Gas Co.	2,871	70,167
National Instruments Corp.	1,914	87,030
National-Oilwell, Inc.*	2,871	64,196
Neiman Marcus Group, Inc.—Class A*	1,595	85,604
Network Associates, Inc.*	5,104	76,764
New Plan Excel Realty Trust, Inc.	3,190	78,697
New York Community Bancorp	4,466	169,931
Newport Corp.*	1,276	21,092
Noble Energy, Inc.	1,914	85,039
Nordson Corp.	1,276	44,060
Northeast Utilities System	4,785	96,513
NSTAR	1,914	92,829
O’Reilly Automotive, Inc.*	1,914	73,421
OGE Energy Corp.	2,871	69,449
Ohio Casualty Corp.*	1,914	33,227
Old Republic International Corp.	6,120	155,203
Olin Corp.	1,914	38,395
Omnicare, Inc.	3,190	128,844
ONEOK, Inc.	2,552	56,348
Outback Steakhouse, Inc.	2,552	112,824
Oxford Health Plans, Inc.*	2,871	124,889
PacifiCare Health Systems, Inc.*	1,276	86,258
Packaging Corp. of America	3,509	76,707
Park Place Entertainment Corp.*	10,208	110,553
Patterson Dental Co.*	2,233	143,269
Patterson-UTI Energy, Inc.*	2,552	84,012
Payless ShoeSource, Inc.*	1,914	25,648
Peabody Energy Corp.	1,595	66,528
Pentair, Inc.	1,595	72,892
Pepco Holdings, Inc.	3,509	68,566
PepsiAmericas, Inc.	5,423	92,842
Perrigo Co.	2,552	40,117
Petsmart, Inc.	4,785	113,883
Pharmaceutical Resources, Inc.*	957	62,349
Philadelphia Suburban Corp.	2,871	63,449
Pier 1 Imports, Inc.	3,190	69,733
Pioneer Natural Resources Co.*	3,828	122,228
Plantronics, Inc.*	1,595	52,077
Plexus Corp.*	1,276	21,909
PMI Group, Inc.	3,190	118,764
PNM Resources, Inc.	1,276	35,856
Pogo Producing Co.	1,914	92,446
Polycom, Inc.*	3,509	68,496
Potlatch Corp.	957	33,275
Powerwave Technologies, Inc.*	2,233	17,082
Precision Castparts Corp.	1,914	86,915
Price Communications Corp.*	1,914	26,279
Pride International, Inc.*	4,466	83,246
Protective Life Corp.	2,233	75,565
Protein Design Labs, Inc.*	2,871	51,391
Provident Financial Group, Inc.	1,595	50,960
Puget Energy, Inc.	2,871	68,244
Quanta Services, Inc.*	3,828	27,944
Quantum Corp.*	5,423	16,920

Common Stocks, continued

	Shares	Value

Questar Corp.	2,871	$100,916
Radian Group, Inc.	3,190	155,513
Raymond James Financial Corp.	1,595	60,132
Rayonier, Inc.	1,595	66,208
Reader’s Digest Association, Inc.	3,509	51,442
Republic Services, Inc.	5,742	147,168
Retek, Inc.*	1,914	17,762
Reynolds & Reynolds Co.	2,233	64,869
RF Micro Devices, Inc.*	5,742	57,707
Rollins, Inc.	1,595	35,967
Ross Stores, Inc.	5,104	134,898
RPM, Inc.	3,828	63,009
RSA Security, Inc.*	1,914	27,179
Ruby Tuesday, Inc.	1,914	54,530
Ruddick Corp.	1,595	28,551
Saks, Inc.*	4,785	71,966
Sandisk Corp.*	2,233	136,526
SCANA Corp.	3,509	120,183
Scholastic Corp.*	1,276	43,435
SEI Investments Co.	3,828	116,639
Semtech Corp.*	2,552	58,007
Sensient Technologies Corp.	1,595	31,533
Sepracor, Inc.*	2,871	68,703
Sequa Corp.—Class A*	319	15,631
SICOR, Inc.*	4,147	112,798
Sierra Pacific Resources*	3,828	28,098
Silicon Laboratories, Inc.*	1,595	68,936
Silicon Valley Bancshares*	1,276	46,025
Six Flags, Inc.*	3,190	23,989
Smith International, Inc.*	3,190	132,449
Smithfield Foods, Inc.*	3,828	79,240
Sonoco Products Co.	3,190	78,538
Sotheby’s Holdings, Inc.—Class A*	2,233	30,503
Sovereign Bancorp, Inc.	9,570	227,288
SPX Corp.*	2,552	150,083
StanCorp Financial Group, Inc.	957	60,176
Stericycle, Inc.*	1,276	59,589
STERIS Corp.*	2,233	50,466
Storage Technology Corp.*	3,509	90,357
Superior Industries International, Inc.	957	41,649
Swift Transportation Co., Inc.*	2,871	60,348
Sybase, Inc.*	3,509	72,215
Sylvan Learning Systems, Inc.*	1,276	36,736
Synopsys, Inc.*	5,104	172,311
TCF Financial Corp.	2,552	131,045
Tech Data Corp.*	1,914	75,967
Tecumseh Products Co.	638	30,898
Teleflex, Inc.	1,276	61,669
Telephone & Data Systems, Inc.	1,914	119,721
The Cheesecake Factory, Inc.*	1,595	70,228
The Scotts Co.—Class A*	957	56,616
Tidewater, Inc.	1,914	57,190
Timberland Co.—Class A*	1,276	66,441
Titan Corp.*	2,552	55,659
Toll Brothers, Inc.*	2,233	88,784
Tootsie Roll Industries, Inc.	1,914	68,904
Transaction Systems Architects, Inc.*	1,276	28,876
Triad Hospitals, Inc.*	2,552	84,905
Trinity Industries, Inc.	1,595	49,190
TriQuint Semiconductor, Inc.*	4,466	31,575

See accompanying notes to the financial statements.

85

PROFUNDS VP ProFund VP UltraMid-Cap	Schedule of Portfolio Investments December 31, 2003

Common Stocks, continued

	Shares	Value

Tyson Foods, Inc.—Class A	12,122	$160,495
Unifi, Inc.*	1,914	12,345
United Dominion Realty Trust, Inc.	3,828	73,498
United Rentals, Inc.*	2,552	49,152
Unitrin, Inc.	2,233	92,469
Universal Corp.	957	42,271
Universal Health Services, Inc.— Class B	1,914	102,820
Valassis Communications, Inc.*	1,914	56,176
Valeant Pharmaceuticals International	2,871	72,206
Valero Energy Corp.	3,828	177,390
Valspar Corp.	1,595	78,824
Varco International, Inc.*	3,190	65,810
Varian Medical Systems, Inc.*	2,233	154,300
Varian, Inc.*	957	39,936
Vectren Corp.	2,552	62,907
Vertex Pharmaceuticals, Inc.*	2,552	26,107
Viad Corp.	3,190	79,750
Vishay Intertechnology, Inc.*	5,423	124,187
VISX, Inc.*	1,595	36,924
W.R. Berkley Corp.	2,871	100,341
Waddell & Reed Financial, Inc.	2,871	67,354
Washington Federal, Inc.	2,233	63,417
Washington Post Co.—Class B	319	252,456
Wausau-Mosinee Paper Corp.	1,914	25,877
Weatherford International, Ltd.*	4,466	160,776
Webster Financial Corp.	1,595	73,147
Werner Enterprises, Inc.	2,552	49,738
Westamerica Bancorporation	1,276	63,417
Westar Energy, Inc.	2,552	51,678
Western Gas Resources, Inc.	1,276	60,291
Westwood One, Inc.*	3,509	120,042
WGL Holdings, Inc.	1,595	44,325
Whole Foods Market, Inc.*	1,914	128,487
Williams-Sonoma, Inc.*	3,828	133,099
Wilmington Trust Corp.	2,233	80,388
Wind River Systems, Inc.*	2,871	25,150
Wisconsin Energy Corp.	3,828	128,046
WPS Resources Corp.	957	44,242
XTO Energy, Inc.	6,061	171,526
York International Corp.	1,276	46,957
Zebra Technologies Corp.*	1,595	105,861

TOTAL COMMON STOCKS (Cost $27,771,657)		32,165,511

U.S. Government Agency Obligations (19.6%)

	Principal Amount
Federal National Mortgage Association, 0.50%, 1/2/04	$7,583,000	7,582,895

TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS (Cost $7,582,895)		7,582,895

TOTAL INVESTMENT SECURITIES (Cost $35,354,552)—102.8%		39,748,406
Net other assets (liabilities)—(2.8)%		(1,095,018)

NET ASSETS—100.0%		$38,653,388

Futures Contracts Purchased

	Contracts	Unrealized Appreciation (Depreciation)
S&P MidCap 400 Futures Contract expiring March 2004 (Underlying face amount at value $15,546,600)	54	$424,532

Swap Agreements

	Units	Unrealized Appreciation (Depreciation)
Equity Index Swap Agreement based on the S&P MidCap 400 Index expiring 02/27/04 (Underlying notional amount at value $29,832,973)	87,391	$509,109

ProFund VP UltraMid-Cap invested, as a percentage of net assets, in the following industries, as of December 31, 2003:

Advertising	0.4%
Aerospace/Defense	0.5%
Agriculture	0.1%
Airlines	0.3%
Apparel	0.8%
Auto Parts & Equipment	1.0%
Banks	5.8%
Beverages	0.5%
Biotechnology	0.7%
Building Materials	0.3%
Chemicals	2.0%
Coal	0.3%
Commercial Services	2.7%
Communication Services	0.3%
Computers	3.8%
Distribution/Wholesale	1.0%
Diversified Financial Services	2.0%
Electric	3.8%
Electrical Components & Equipment	0.7%
Electronics	1.3%
Engineering & Construction	0.4%
Entertainment	0.6%
Environmental Control	0.5%
Food	2.3%
Forest Products & Paper	0.7%
Gas	0.4%
Hand/Machine Tools	0.1%
Health Care	0.2%
Healthcare—Products	2.7%
Healthcare—Services	2.4%
Home Builders	1.7%
Home Furnishings	0.1%
Household Products/Wares	0.6%
Insurance	4.6%
Internet	0.9%
Iron/Steel	0.1%
Leisure Time	0.1%
Lodging	0.7%
Machinery—Diversified	0.9%
Media	2.1%
Metal Fabricat/Hardware	0.2%
Miscellaneous Manufacturing	1.7%
Office Furnishings	0.4%

See accompanying notes to the financial statements.

86

PROFUNDS VP ProFund VP UltraMid-Cap	Schedule of Portfolio Investments December 31, 2003

Oil & Gas	3.2%
Oil & Gas Services	1.8%
Packaging & Containers	0.4%
Pharmaceuticals	4.5%
Pipelines	0.9%
Real Estate Investment Trust	1.4%
Retail	6.1%
Savings & Loans	2.3%
Semiconductors	3.5%
Software	2.3%
Telecommunications	2.0%
Textiles	0.6%
Transportation	1.4%
Trucking & Leasing	0.1%
Other**	16.8%

*	Non-income producing security
**	Including debt securities, repurchase agreements, options purchased and net other assets (liabilities).

See accompanying notes to the financial statements.

87

PROFUNDS VP ProFund VP UltraMid-Cap	Schedule of Portfolio Investments December 31, 2003

Statement of Assets and Liabilities

December 31, 2003
Assets:
Investment securities, at value (cost $35,354,552)	$39,748,406
Cash	126,331
Segregated cash balances with brokers for futures contracts	1,203,313
Dividends and interest receivable	24,508
Receivable for investments sold	20,164,720
Unrealized appreciation on swap agreements	509,109
Prepaid expenses	77

Total Assets	61,776,464

Liabilities:
Payable for capital shares redeemed	22,892,160
Variation margin on futures contracts	135,095
Advisory fees payable	35,026
Management services fees payable	7,005
Administration fees payable	1,957
Administrative services fees payable	20,974
Distribution fees payable	11,450
Other accrued expenses	19,409

Total Liabilities	23,123,076

Net Assets	$38,653,388

Net Assets consist of:
Capital	$30,677,394
Accumulated net realized gains (losses) on investments	2,648,499
Net unrealized appreciation (depreciation) on investments	5,327,495

Net Assets	$38,653,388

Shares of Beneficial Interest Outstanding	1,312,308

Net Asset Value (offering and redemption price per share)	$29.46

Statement of Operations

For the year ended December 31, 2003
Investment Income:
Dividends	$167,932
Interest	76,014

Total Investment Income	243,946

Expenses:
Advisory fees	167,351
Management services fees	33,470
Administration fees	10,475
Transfer agency and administrative service fees	120,468
Distribution fees	55,456
Custody fees	43,352
Fund accounting fees	19,447
Other fees	15,367

Total Gross Expenses before reductions	465,386
Less Expenses reduced by the Advisor	(23,764)

Total Net Expenses	441,622

Net Investment Income (Loss)	(197,676)

Realized and Unrealized Gains (Losses) on Investments:
Net realized gains (losses) on investment securities	2,481,768
Net realized gains (losses) on futures contracts	87,413
Net realized gains (losses) on swap agreements	4,440,298
Change in net unrealized appreciation/depreciation on investments	4,544,429

Net Realized and Unrealized Gains (Losses) on Investments	11,553,908

Change in Net Assets Resulting from Operations	$11,356,232

See accompanying notes to the financial statements.

88

PROFUNDS VP

ProFund VP UltraMid-Cap

Statements of Changes in Net Assets

	For the year ended December 31, 2003	For the period May 1, 2002(a) through December 31, 2002
From Investment Activities:
Operations:
Net investment income (loss)	$(197,676)	$(48,816)
Net realized gains (losses) on investments	7,009,479	(7,293,223)
Change in net unrealized appreciation/depreciation on investments	4,544,429	783,066

Change in net assets resulting from operations	11,356,232	(6,558,973)

Capital Transactions:
Proceeds from shares issued	397,432,347	379,471,152
Cost of shares redeemed	(390,912,434)	(352,134,936)

Change in net assets resulting from capital transactions	6,519,913	27,336,216

Change in net assets	17,876,145	20,777,243
Net Assets:
Beginning of period	20,777,243	—

End of period	$38,653,388	$20,777,243

Accumulated net investment income (loss)	$—	$(1,514)

Share Transactions:
Issued	17,884,061	19,455,653
Redeemed	(17,771,340)	(18,256,066)

Change in shares	112,721	1,199,587

(a)	Commencement of operations

See accompanying notes to the financial statements.

89

PROFUNDS VP

ProFund VP UltraMid-Cap

Financial Highlights

Selected data for a share of beneficial interest outstanding throughout the periods indicated.

	For the year ended December 31, 2003		For the period May 1, 2002(a) through December 31, 2002
Net Asset Value, Beginning of Period	$17.32		$30.00

Investment Activities:
Net investment income (loss)	(0.20	)(b)	(0.09	)(b)
Net realized and unrealized gains (losses) on investments	12.34		(12.59)

Total income (loss) from investment activities	12.14		(12.68)

Net Asset Value, End of Period	$29.46		$17.32

Total Return	70.09%		(42.27	)%(c)
Ratios to Average Net Assets:
Gross expenses(d)	2.08%		2.36%
Net expenses(d)	1.98%		1.98%
Net investment income (loss)(d)	(0.88)%		(0.72)%
Supplemental Data:
Net assets, end of period (000’s)	$38,653		$20,777
Portfolio turnover rate(e)	1,202%		2,654	%(c)

(a)	Commencement of operations
(b)	Per share net investment income (loss) has been calculated using the daily average shares method.
(c)	Not annualized for periods less than one year.
(d)	Annualized for periods less than one year.
(e)	Portfolio turnover rate is calculated without regard to instruments (including options, swap agreements and futures contracts) having a maturity of less than one year.

See accompanying notes to the financial statements.

90

ProFund VP UltraSmall-Cap

The ProFund VP UltraSmall-Cap seeks daily investment results, before fees and expenses, that correspond to twice the daily performance of the Russell 2000® Index. For the year ended December 31, 2003, the Fund had a total return of 99.45%1, compared to a return of 45.37%2 for the Index. For the year, the Fund achieved an average daily statistical correlation of over 0.99 to 200% the daily performance of the Index.3

The Fund applies a mathematical approach to investing. In doing so it takes positions in securities and/or financial instruments that, in combination, should have similar daily return characteristics as twice that of the Index. The Russell 2000 Index is a measure of small-cap U.S. stock market performance. It is an adjusted market capitalization weighted index containing approximately 2000 of the smallest companies in the Russell 3000 Index or approximately 8% of the total market capitalization of the Russell 3000 Index, which in turn represents approximately 98% of the investable U.S. equity market.

The Russell 2000 Index well outpaced large-cap benchmarks such as the S&P 500 in 2003. As a whole, small-cap stocks were amongst performance leaders in 2003 as they benefited from decreasing credit spreads and the resulting reduction in their cost of debt. Small cap stocks also seemed to be less negatively impacted by terrorism fears as they typically are not considered as likely to be terrorist targets. The outperformance of small-cap stocks over large-cap stocks is typical in the early recovery phase of an economic cycle. Since this Fund has a daily investment objective that is greater than 100% of the daily performance of the benchmark index, it was impacted proportionally more by the daily performance of the benchmark index and by the factors affecting the index.

Value of a $10,000 Investment*

* The line graph represents historical performance of a hypothetical investment of $10,000 in the ProFund VP UltraSmall-Cap from October 18, 1999 to December 31, 2003 assuming the reinvestment of distributions.

Average Annual Total Return as of 12/31/031

	1 Year	3 Year	Since Inception (10/18/99)

ProFund VP UltraSmall-Cap	99.45%	1.88%	(0.29)%

Russell 2000 Index	45.37%	4.82%	7.62%

1 Past performance does not guarantee future results. Total return calculations assume the reinvestment of distributions and do not reflect the effect of taxes. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and net asset value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. During the period, certain fees were reduced. If such fee reductions had not occurred, the quoted performance would be lower. Performance numbers are net of all Fund expenses but do not include any insurance, sales, or administrative charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower.

2 The Russell 2000 Index is a price return index and does not reflect the reinvestment of dividends, the impact of transaction costs, nor the deduction of expenses associated with a mutual fund such as investment management and accounting fees. It is not possible to invest directly in an index. The Fund’s performance does reflect the reinvestment of dividends, the impact of transaction costs and the deduction of fees and expenses.

3 1.00 equals perfect correlation.

The above information is not covered by the Report of Independent Auditors.

91

PROFUNDS VP ProFund VP UltraSmall-Cap	Schedule of Portfolio Investments December 31, 2003

Common Stocks (83.9%)

	Shares	Value

@ROAD, Inc.*	2,574	$34,234
Aaron Rents, Inc.	3,146	63,329
Abgenix, Inc.*	8,294	103,343
Able Laboratories, Inc.*	3,718	67,184
ABM Industries, Inc.	4,862	84,647
Accredo Health, Inc.*	4,576	144,647
Actel Corp.*	2,002	48,248
Activision, Inc.*	8,294	150,950
Actuant Corp.*	3,432	124,238
Acuity Brands, Inc.	3,718	95,924
Adaptec, Inc.*	10,296	90,914
Adolor Corp.*	2,860	57,257
Advanced Digital Information Corp.*	5,720	80,080
Advanced Energy Industries, Inc.*	1,430	37,252
Advanced Medical Optics, Inc.*	2,574	50,579
Advanced Neuromodulation Systems, Inc.*	1,716	78,902
Advent Software, Inc.*	2,860	49,850
Advisory Board Co.*	858	29,953
ADVO, Inc.	5,148	163,500
Aeroflex, Inc.*	4,862	56,837
Aeropostale, Inc.*	2,002	54,895
Affiliated Managers Group, Inc.*	3,718	258,736
Agile Software Corp.*	4,004	39,640
AirTran Holdings, Inc.*	6,292	74,875
Akamai Technologies, Inc.*	9,724	104,533
Alaska Air Group, Inc.*	3,432	93,659
Albany International Corp.—Class A	3,718	126,040
Albany Molecular Research, Inc.*	2,288	34,366
Albemarle Corp.	2,860	85,714
Alexander & Baldwin, Inc.	4,004	134,894
Alexandria Real Estate Equities, Inc.	2,574	149,035
Alfa Corp.	3,146	40,458
Align Technology, Inc.*	4,004	66,146
Alkermes, Inc.*	6,006	81,081
Allegheny Energy, Inc.*	16,874	215,312
Allegheny Technologies, Inc.	16,874	223,075
Alliance Gaming Corp.*	4,576	112,798
Allmerica Financial Corp.*	6,864	211,206
Alpharma, Inc.	8,580	172,457
Amcore Financial, Inc.	2,288	61,822
American Eagle Outfitters, Inc.*	4,862	79,737
American Greetings Corp.—Class A*	16,588	362,779
American Healthways, Inc.*	2,288	54,615
American Italian Pasta Co.*	2,288	95,867
American Management Systems, Inc.*	4,004	60,340
American Medical Systems Holdings, Inc.*	1,716	37,409
American States Water Co.	2,288	57,200
AMERIGROUP Corp.*	2,860	121,979
Amerus Group Co.	3,718	130,018
Amli Residential Properties Trust	7,436	199,285
AMN Healthcare Services, Inc.*	4,004	68,709
AMR Corp.*	14,872	192,593
AmSurg Corp.*	2,574	97,529
Analogic Corp.	572	23,452
Anchor BanCorp Wisconsin, Inc.	1,716	42,728
Andrew Corp.*	14,014	161,301
Anixter International, Inc.*	6,864	177,640
AnnTaylor Stores Corp.*	6,292	245,389
ANSYS, Inc.*	1,144	45,417

Common Stocks, continued

	Shares	Value

Anteon International Corp.*	2,002	$72,172
Anthracite Capital, Inc.	14,586	161,467
Anworth Mortgage Asset Corp.	6,006	83,664
Applera Corp.—Celera Genomics Group*	16,302	226,760
Applied Industrial Technologies, Inc.	1,430	34,120
aQuantive, Inc.*	5,148	52,767
Aquilla, Inc.*	17,446	59,142
Arbitron, Inc.*	4,004	167,048
Arch Chemicals, Inc.	1,716	44,033
Arch Coal, Inc.	5,148	160,463
Argosy Gaming Co.*	3,146	81,765
Ariba, Inc.*	94,666	283,997
Arkansas Best Corp.	2,002	62,843
Arrow International, Inc.	2,002	50,010
Ascential Software Corp.*	5,434	140,903
Ask Jeeves, Inc.*	3,146	57,006
Asyst Technologies, Inc.*	3,432	59,545
Atherogenics, Inc.*	4,862	72,687
ATMI, Inc.*	3,432	79,416
Atmos Energy Corp.	4,576	111,197
Atrix Laboratories, Inc.*	1,716	41,253
Aviall, Inc.*	2,860	44,359
Avid Technology, Inc.*	2,860	137,280
Avista Corp.	4,576	82,917
Axcelis Technologies, Inc.*	9,438	96,456
Aztar Corp.*	4,290	96,526
Baldor Electric Co.	2,574	58,816
Bandag, Inc.	1,716	70,699
Bankatlantic Bancorp, Inc.—Class A	14,872	282,568
BankUnited Financial Corp.—Class A*	2,574	66,383
Banta Corp.	3,146	127,413
BARRA, Inc.	1,430	50,751
Bay View Capital Corp.	6,006	12,853
Beazer Homes U.S.A., Inc.	2,574	251,377
Bedford Property Investors, Inc.	2,288	65,505
Bel Fuse, Inc.—Class B	3,718	121,318
Belden, Inc.	3,432	72,381
Benchmark Electronics, Inc.*	5,434	189,158
Beverly Enterprises, Inc.*	8,580	73,702
BioMarin Pharmaceutical, Inc.*	6,006	46,661
Biosite Diagnostics, Inc.*	858	24,839
BJ’s Wholesale Club, Inc.*	10,010	229,831
Black Box Corp.	1,430	65,880
Black Hills Corp.	2,860	85,314
Bob Evans Farms, Inc.	3,146	102,119
Borland Software Corp.*	8,294	80,701
Boston Private Financial Holdings, Inc.	1,716	42,625
Bowne & Co., Inc.	3,146	42,660
Boyd Gaming Corp.	3,432	55,392
Brady Corp.—Class A	2,574	104,891
Brandywine Realty Trust	10,296	275,625
Briggs & Stratton Corp.	2,002	134,935
Bright Horizons Family Solutions, Inc.*	858	36,036
Brink’s Co.	6,006	135,796
Brookline Bancorp, Inc.	29,458	451,887
Brooks Automation, Inc.*	3,432	82,951
Brown Shoe Company, Inc.	2,574	97,632
Burlington Coat Factory Warehouse Corp.	1,716	36,311
C&D Technologies, Inc.	2,860	54,826
Cabot Microelectronics Corp.*	3,432	168,168

See accompanying notes to the financial statements.

92

PROFUNDS VP ProFund VP UltraSmall-Cap	Schedule of Portfolio Investments December 31, 2003

Common Stocks, continued

	Shares	Value

Cabot Oil & Gas Corp.	2,288	$67,153
CACI International, Inc.—Class A*	4,290	208,579
Cal Dive International, Inc.*	3,146	75,850
California Water Service Group	1,430	39,182
Callaway Golf Co.	10,010	168,668
Cambrex Corp.	1,716	43,346
Capital Automotive REIT	2,288	73,216
CARBO Ceramics, Inc.	858	43,973
Carpenter Technology Corp.	1,716	50,742
Casey’s General Stores, Inc.	4,004	70,711
Cash America International, Inc.	2,288	48,460
Catalina Marketing Corp.*	9,724	196,036
Cathay Bancorp, Inc.	1,430	79,622
Cato Corp.—Class A	1,430	29,315
CEC Entertainment, Inc.*	3,432	162,642
Cell Genesys, Inc.*	3,146	40,709
Centene Corp.*	1,430	40,054
Central Garden & Pet Co.*	1,430	40,083
Central Pacific Financial Corp.	1,144	34,366
Cerner Corp.*	2,574	97,426
CH Energy Group, Inc.	1,144	53,654
Champion Enterprises, Inc.*	4,862	34,034
Charming Shoppes, Inc.*	9,724	52,510
Charter Communications, Inc.—Class A*	39,468	158,662
Charter Municipal Mortgage Acceptance Co.	7,722	163,166
Checkpoint Systems, Inc.*	11,154	210,922
Chiquita Brands International, Inc.*	6,578	148,202
Chittenden Corp.	4,290	144,316
Choice Hotels International, Inc.*	1,716	60,489
Christopher & Banks Corp.	5,148	100,540
Ciber, Inc.*	5,720	49,535
Cima Labs, Inc.*	1,430	46,647
Cimarex Energy Co.*	3,718	99,233
Cincinnati Bell, Inc.*	24,596	124,210
Cirrus Logic, Inc.*	6,578	50,453
Citizens Banking Corp.	4,004	131,011
City Holding Co.	1,430	50,050
Clarcor, Inc.	2,860	126,126
CLECO Corp.	4,004	71,992
CMGI, Inc.*	35,464	63,126
CMS Energy Corp.*	18,018	153,513
CNET Networks, Inc.*	9,724	66,318
Coeur d’Alene Mines Corp.*	17,160	99,184
Cognex Corp.	4,290	121,150
Coherent, Inc.*	4,004	95,295
Cohu, Inc.	2,002	38,338
Colonial Properties Trust	1,430	56,628
Columbia Laboratories, Inc.*	7,150	45,045
Commerce Group, Inc.	2,002	79,079
Commercial Federal Corp.	5,434	145,142
Commercial Metals Co.	3,432	104,333
Commercial NET Lease Realty	5,434	96,725
Commonwealth Telephone Enterprises, Inc.*	2,002	75,576
Commscope, Inc.*	23,452	382,970
Community Bank System, Inc.	858	42,042
Community First Bankshares, Inc.	3,432	99,322
Comstock Resources, Inc.*	4,862	93,837
Conexant Systems, Inc.*	25,740	127,928
CONMED Corp.*	2,574	61,261
Connecticut Bancshares, Inc.	858	44,221

Common Stocks, continued

	Shares	Value

Connetics Corp.*	3,432	$62,325
Continental Airlines, Inc.—Class B*	10,010	162,863
Cooper Companies, Inc.	4,862	229,145
Cooper Tire & Rubber Co.	14,300	305,734
Copart, Inc.*	6,292	103,818
Corn Products International, Inc.	4,290	147,791
Cornerstone Realty Income Trust, Inc.	5,148	45,096
Corporate Office Properties Trust	4,576	96,096
Correctional Properties Trust	2,288	65,894
Corrections Corp. of America*	5,434	156,662
Corus Bankshares, Inc.	1,144	36,105
Corvis Corp.*	29,172	49,592
Cost Plus, Inc.*	2,002	82,082
CoStar Group, Inc.*	1,144	47,682
Covance, Inc.*	7,436	199,285
Cray, Inc.*	6,578	65,320
Credence Systems Corp.*	6,006	79,039
Crompton Corp.	13,728	98,430
Crown Holdings, Inc.*	15,730	142,514
CSG Systems International, Inc.*	6,006	75,015
CSK Auto Corp.*	3,146	59,050
CTS Corp.	5,434	62,491
Cubic Corp.	1,430	32,890
Cubist Pharmaceuticals, Inc.*	2,574	31,300
Cumulus Media, Inc.*	4,004	88,088
Cuno, Inc.*	1,430	64,393
Curtiss-Wright Corp.	2,860	128,729
CV Therapeutics, Inc.*	5,148	75,470
CVB Financial Corp.	3,587	69,193
Cyberonics, Inc.*	1,716	54,929
Cymer, Inc.*	5,148	237,785
CYTYC Corp.*	10,582	145,608
Dade Behring Holdings, Inc.*	3,718	132,881
Delphi Financial Group, Inc.—Class A	2,187	78,732
Delta & Pine Land Co.	5,148	130,759
Denbury Resources, Inc.*	3,146	43,761
Dendrite International, Inc.*	2,860	44,816
Diagnostic Products Corp.	1,716	78,782
Dick’s Sporting Goods, Inc.*	1,144	55,667
Digene Corp.*	1,144	45,874
Digital Insight Corp.*	2,574	64,093
Digital River, Inc.*	2,574	56,885
Dillard’s, Inc.—Class A	11,154	183,595
Dime Community Bancshares, Inc.	1,716	52,784
Dionex Corp.*	1,430	65,809
Dollar Thrifty Automotive Group, Inc.*	2,002	51,932
Dot Hill Systems Corp.*	2,574	38,996
DRS Technologies, Inc.*	6,578	182,737
DSP Group, Inc.*	2,574	64,118
Dycom Industries, Inc.*	6,006	161,081
EarthLink, Inc.*	11,154	111,540
East-West Bancorp, Inc.	2,288	122,820
Eastgroup Properties, Inc.	1,430	46,303
Echelon Corp.*	2,574	28,674
Eclipsys Corp.*	3,146	36,619
eFunds Corp.*	4,290	74,432
EGL, Inc.*	2,860	50,222
El Paso Electric Co.*	4,576	61,090
Electro Scientific Industries, Inc.*	2,574	61,261
Electronics Boutique Holdings Corp.*	1,144	26,186

See accompanying notes to the financial statements.

93

PROFUNDS VP ProFund VP UltraSmall-Cap	Schedule of Portfolio Investments December 31, 2003

Common Stocks, continued

	Shares	Value

Electronics for Imaging, Inc.*	4,290	$111,626
ElkCorp	2,002	53,453
EMC Corp.*	8,860	114,471
EMCOR Group, Inc.*	2,002	87,888
Emmis Communications Corp.*	4,004	108,308
Empire District Electric Co.	2,002	43,904
Energen Corp.	4,576	187,753
Engineered Support Systems, Inc.	1,144	62,989
Entegris, Inc.*	4,862	62,477
Enterasys Networks, Inc.*	19,448	72,930
Entertainment Properties Trust	2,574	89,344
Enzo Biochem, Inc.*	5,720	102,445
Enzon, Inc.*	11,154	133,848
Equity One, Inc.	2,574	43,449
eResearch Technology, Inc.*	2,574	65,431
ESCO Technologies, Inc.*	2,574	112,355
eSPEED, Inc.—Class A*	2,002	46,867
Esperion Therapeutics, Inc.*	8,580	296,953
Essex Property Trust, Inc.	2,574	165,302
Esterline Technologies Corp.*	2,860	76,276
Evergreen Resources, Inc.*	3,432	111,574
Exar Corp.*	3,718	63,503
ExpressJet Holdings, Inc.*	2,860	42,900
Extended Stay America, Inc.	6,578	95,249
Extreme Networks, Inc.*	9,152	65,986
F5 Networks, Inc.*	2,002	50,250
Federal Signal Corp.	6,006	105,225
FEI Co.*	6,578	148,005
FelCor Lodging Trust, Inc.*	4,576	50,702
Ferro Corp.	8,294	225,679
Filenet Corp.*	3,146	85,194
Financial Federal Corp.*	1,144	34,949
Finish Line, Inc.—Class A*	1,430	42,857
First Commonwealth Financial Corp.	6,864	97,881
First Community Bancorp—Class A	1,144	41,344
First Industrial Realty Trust, Inc.	5,720	193,050
First Niagara Financial Group, Inc.	8,008	119,399
First Republic Bank	1,716	61,433
FirstFed Financial Corp.*	2,574	111,969
Flagstar Bancorp, Inc.	4,576	98,018
Fleetwood Enterprises, Inc.*	3,432	35,212
FLIR Systems, Inc.*	3,146	114,829
Florida East Coast Industries, Inc.	1,144	37,866
Flowers Foods, Inc.	4,004	103,303
Flowserve Corp.*	10,296	214,979
FMC Corp.*	4,576	156,179
Forest Oil Corp.*	5,434	155,249
Fossil, Inc.*	2,288	64,087
Franklin Electric Co., Inc.	572	34,600
Fred’s, Inc.	3,432	106,323
Fremont General Corp.	7,150	120,907
Frontier Airlines, Inc.*	2,574	36,705
Frontier Oil Corp.	2,288	39,399
FTI Consulting, Inc.*	4,004	93,573
Fuller (H. B.) Co.	3,718	110,573
G & K Services, Inc.	1,430	52,553
Gables Residential Trust	3,432	119,228
GameStop Corp.*	3,432	52,887
Gartner Group, Inc.*	7,436	84,101
Gateway, Inc.*	20,592	94,723

Common Stocks, continued

	Shares	Value

GATX Corp.	4,004	$112,032
Gen-Probe, Inc.*	4,004	146,026
Genesco, Inc.*	5,434	82,216
Genesis Microchip, Inc.*	8,580	154,784
Genlyte Group, Inc.*	1,144	66,787
Genta, Inc.*	4,290	44,659
Georgia Gulf Corp.	4,862	140,415
Getty Realty Corp.	1,430	37,395
Glacier Bancorp, Inc.	1,716	55,598
Glenborough Realty Trust, Inc.	3,146	62,763
Glimcher Realty Trust	5,148	115,212
Global Imaging Systems, Inc.*	1,144	36,322
GlobespanVirata, Inc.*	10,010	58,859
Gold Banc Corp., Inc.	9,438	132,698
Golden Telecom, Inc.*	1,144	31,746
Goodyear Tire & Rubber Co.*	14,300	112,398
GrafTech International, Ltd.*	5,148	69,498
Granite Construction, Inc.	3,146	73,900
Gray Television, Inc.	3,718	56,216
Great Lakes Chemical Corp.	5,148	139,974
Greater Bay Bancorp	4,862	138,470
Grey Wolf, Inc.*	16,016	59,900
Griffon Corp.*	2,288	46,355
Group 1 Automotive, Inc.*	1,430	51,752
Guitar Center, Inc.*	1,144	37,272
Gymboree Corp.*	7,722	133,050
Hain Celestial Group, Inc.*	2,002	46,466
Handleman Co.	2,288	46,973
Hanover Compressor Co.*	7,150	79,723
Harbor Florida Bancshares, Inc.	2,002	59,479
Harland (John H.) Co.	4,004	109,309
Harleysville Group, Inc.	2,860	56,885
Health Care REIT, Inc.	7,150	257,400
Heartland Express, Inc.	2,860	69,183
Hecla Mining Co.*	10,296	85,354
Helix Technology Corp.	3,146	64,745
Hercules, Inc.*	8,580	104,676
Heritage Property Investment Trust	1,716	48,820
Highwoods Properties, Inc.	6,864	174,346
Hilb, Rogal & Hamilton Co.	4,576	146,752
Hollinger International, Inc.	4,004	62,542
Hollywood Entertainment Corp.*	4,862	66,853
Home Properties of New York, Inc.	4,004	161,722
Hooper Holmes, Inc.	5,434	33,582
Horace Mann Educators Corp.	3,718	51,940
Hot Topic, Inc.*	4,290	126,383
Houston Exploration Co.*	1,144	41,779
Hudson River Bancorp, Inc.	1,430	55,813
Hughes Supply, Inc.	3,146	156,104
Hutchinson Technology, Inc.*	2,002	61,541
Hyperion Solutions Corp.*	3,432	103,440
IDACORP, Inc.	3,432	102,685
Identix, Inc.*	8,866	39,454
IDEX Corp.	2,574	107,053
IGEN International, Inc.*	1,716	101,090
IHOP Corp.	1,716	66,032
ILEX Oncology, Inc.*	3,432	72,930
Imagistics International, Inc.*	1,430	53,625
IMC Global, Inc.	10,296	102,239
IMPAC Mortgage Holdings, Inc.	4,576	83,329

See accompanying notes to the financial statements.

94

PROFUNDS VP ProFund VP UltraSmall-Cap	Schedule of Portfolio Investments December 31, 2003

Common Stocks, continued

	Shares	Value

Impax Laboratories, Inc.*	2,860	$41,155
INAMED Corp.*	2,574	123,706
Independent Bank Corp.	1,716	48,666
Infinity Property & Casualty Corp.	4,862	160,689
Informatica Corp.*	6,006	61,862
Infospace, Inc.*	2,288	52,738
Insight Communications Co., Inc.*	4,004	41,281
Insight Enterprises, Inc.*	4,290	80,652
Insituform Technologies, Inc.—Class A*	2,002	33,033
Inspire Pharmaceuticals, Inc.*	2,574	36,448
Integra LifeSciences Holdings*	1,716	49,129
Inter-Tel, Inc.	1,716	42,866
Intergraph Corp.*	4,290	102,617
Intermagnetics General Corp.*	1,430	31,689
InterMune, Inc.*	5,148	119,228
International Multifoods Corp.*	1,430	25,740
Internet Security Systems, Inc.*	3,432	64,625
Interstate Bakeries Corp.	6,292	89,535
Invacare Corp.	2,288	92,367
Inveresk Research Group, Inc.*	4,004	99,019
Investment Technology Group, Inc.*	6,864	110,854
Invision Technologies, Inc.*	1,430	48,005
Iomega Corp.	7,150	42,757
Ionics, Inc.*	1,430	45,546
Itron, Inc.*	1,716	31,506
J2 Global Communications, Inc.*	1,430	35,421
Jack in the Box, Inc.*	3,146	67,199
Jacuzzi Brands, Inc.*	7,150	50,694
Jarden Corp.*	4,576	125,108
JDA Software Group, Inc.*	2,574	42,497
JLG Industries, Inc.	4,004	60,981
Jo-Ann Stores, Inc.*	1,430	29,172
Jones Lang LaSalle, Inc.*	2,860	59,288
Journal Register Co.*	2,860	59,202
Joy Global, Inc.	4,576	119,662
K-Swiss, Inc.—Class A	2,288	55,049
K-V Pharmaceutical Co.*	4,576	116,688
K2, Inc.*	2,574	39,151
Kansas City Southern Industries, Inc.*	8,580	122,866
Kaydon Corp.	4,004	103,463
Keane, Inc.*	4,862	71,180
Kellwood Co.	5,148	211,068
Kelly Services, Inc.—Class A	1,430	40,812
KEMET Corp.*	16,874	231,005
Kennametal, Inc.	4,290	170,528
Kilroy Realty Corp.	2,574	84,299
Kindred Healthcare, Inc.*	858	44,599
Kirby Corp.*	1,716	59,854
Knight Trading Group, Inc.*	6,864	100,489
Knight Transportation, Inc.*	2,288	58,687
Kopin Corp.*	7,722	51,815
Korn/Ferry International*	5,148	68,674
KOS Pharmaceuticals, Inc.*	858	36,928
Kramont Realty Trust	3,146	56,943
Kroll, Inc.*	3,432	89,232
Kronos, Inc.*	2,574	101,956
Kulicke & Soffa Industries, Inc.*	5,148	74,028
Kyphon, Inc.*	1,716	42,608
La Quinta Corp.*	13,156	84,330
Laclede Group, Inc.	2,574	73,488

Common Stocks, continued

	Shares	Value

LandAmerica Financial Group, Inc.	2,860	$149,464
Landauer, Inc.	1,716	69,978
Landry’s Restaurants, Inc.	2,002	51,491
Landstar System, Inc.*	2,288	87,036
Lattice Semiconductor Corp.*	9,724	94,128
Lennox International, Inc.	4,004	66,867
Lexar Media, Inc.*	4,862	84,745
Lexington Corporate Properties Trust	2,860	57,743
Liberty Corp.	1,430	64,622
LifePoint Hospitals, Inc.*	3,432	101,072
Ligand Pharmaceuticals, Inc.—Class B*	5,434	79,825
Lin TV Corp.*	2,288	59,053
Lincoln Electric Holdings, Inc.	2,860	70,756
Linens ‘n Things, Inc.*	6,292	189,263
Littelfuse, Inc.*	1,716	49,455
Lone Star Technologies, Inc.*	2,288	36,562
Longs Drug Stores Corp.	6,292	155,664
Longview Fibre Co.	4,862	60,046
LookSmart, Ltd.*	52,910	82,011
Louisiana-Pacific Corp.*	10,010	178,978
LTX Corp.*	6,292	94,569
M/I Schottenstein Homes, Inc.	858	33,505
Macdermid, Inc.	3,718	127,304
Macrovision Corp.*	9,438	213,205
MAF Bancorp, Inc.	2,002	83,884
Magma Design Automation, Inc.*	3,146	73,428
Magnum Hunter Resources, Inc.*	6,292	59,837
Manhattan Associates, Inc.*	2,002	55,335
Manitowoc Co.	2,288	71,386
Manufactured Home Communities, Inc.	3,432	129,215
Martek Biosciences Corp.*	2,002	130,070
MascoTech, Inc. (a)*	1,386	0
Massey Energy Co.	12,584	261,747
Matthews International Corp.—Class A	2,574	76,165
Maverick Tube Corp.*	6,864	132,132
Maximus, Inc.*	2,574	100,721
MB Financial, Inc.	1,289	46,920
Medarex, Inc.*	6,864	42,763
Mentor Corp.	3,718	89,455
Mentor Graphics Corp.*	6,292	91,486
Mercury Computer Systems, Inc.*	2,002	49,850
Meritage Corp.*	858	56,894
Methode Electronics, Inc.—Class A	3,146	38,476
MFA Mortgage Investments, Inc.	5,434	52,982
MGE Energy, Inc.	2,288	72,095
MGI Pharma, Inc.*	4,290	176,533
Micrel, Inc.*	6,292	98,029
Micromuse, Inc.*	5,148	35,521
Micros Systems, Inc.*	1,430	62,005
Microsemi Corp.*	6,292	154,657
MicroStrategy, Inc.*	858	45,028
Mid-America Apartment Communities, Inc.	1,430	48,019
Mid-State Bancshares	2,002	50,931
Millennium Chemicals, Inc.	6,006	76,156
Minerals Technologies, Inc.	1,430	84,728
MKS Instruments, Inc.*	2,288	66,352
Modine Manufacturing Co.	2,002	54,014
Monaco Coach Corp.*	2,288	54,454
Moog, Inc.—Class A*	1,430	70,642
Movie Gallery, Inc.*	2,288	42,740

See accompanying notes to the financial statements.

95

PROFUNDS VP ProFund VP UltraSmall-Cap	Schedule of Portfolio Investments December 31, 2003

Common Stocks, continued

	Shares	Value

MPS Group, Inc.*	12,584	$117,660
MRO Software, Inc.*	10,010	134,735
Mueller Industries, Inc.*	4,290	147,404
Mykrolis Corp.*	2,860	45,989
Myriad Genetics, Inc.*	8,008	102,983
National Health Investors, Inc.	3,146	78,272
Nationwide Health Properties, Inc.	8,294	162,148
Navigant Consulting Co.*	4,576	86,303
NBTY, Inc.*	4,862	130,593
NCO Group, Inc.*	1,716	39,073
NDCHealth Corp.	7,150	183,182
Nektar Therapeutics*	4,290	58,387
Net.B@nk, Inc.	4,576	61,090
NetIQ Corp.*	4,862	64,422
New Century Financial Corp.	2,574	102,111
New Jersey Resources Corp.	3,432	132,166
Newcastle Investment Corp.	4,576	124,010
Newport Corp.*	3,718	61,459
NII Holdings, Inc.—Class B*	1,144	85,377
Nordson Corp.	2,288	79,005
Northwest Airlines Corp. Class A*	5,720	72,186
Northwest Natural Gas Co.	3,432	105,534
Novastar Financial, Inc.	1,716	73,719
NPS Pharmaceuticals, Inc.*	2,574	79,125
Oceaneering International, Inc.*	2,002	56,056
Ocular Sciences, Inc.*	1,716	49,266
Odyssey Healthcare, Inc.*	2,860	83,684
Offshore Logistics, Inc.*	3,146	77,140
Ohio Casualty Corp.*	5,148	89,369
Old Dominion Freight Line, Inc.*	858	29,241
Olin Corp.	6,578	131,955
OM Group, Inc.*	4,576	119,845
OmniVision Technologies, Inc.*	2,002	110,611
Onyx Pharmaceuticals, Inc.*	2,288	64,590
Openwave Systems, Inc.*	5,720	62,920
Orbital Sciences Corp.*	4,290	51,566
Oriental Financial Group, Inc.	4,523	116,241
Oshkosh Truck Corp.	2,860	145,946
OSI Pharmaceuticals, Inc.*	4,576	147,393
Overseas Shipholding Group, Inc.	1,430	48,692
Owens & Minor, Inc.	4,862	106,526
P.F. Chang’s China Bistro, Inc.*	2,288	116,413
Pacer International, Inc.*	2,002	40,480
Pacific Capital Bancorp	3,146	115,836
Pacific Sunwear of California, Inc.*	6,578	138,927
PalmOne, Inc.*	2,574	30,245
Panera Bread Co.*	2,574	101,750
Parametric Technology Corp.*	20,306	80,006
PAREXEL International Corp.*	2,288	37,203
Park Electrochemical Corp.	4,290	113,642
Parkway Properties, Inc.	858	35,693
Patina Oil & Gas Corp.	4,004	196,157
Paxar Corp.*	4,862	65,151
Payless ShoeSource, Inc.*	9,438	126,469
Pediatrix Medical Group, Inc.*	2,002	110,290
Penn National Gaming, Inc.*	2,860	66,009
Pennsylvania REIT	3,146	114,200
Penwest Pharmaceuticals Co.*	6,292	108,726
Pep Boys-Manny, Moe & Jack	5,720	130,816
Per-Se Technologies, Inc.*	2,574	39,279

Common Stocks, continued

	Shares	Value

Perot Systems Corp.—Class A*	6,864	$92,527
Perrigo Co.	5,720	89,918
PETCO Animal Supplies, Inc.*	3,432	104,504
Philadelphia Consolidated Holding Corp.*	1,430	69,827
Photon Dynamics, Inc.*	6,578	264,698
Photronics, Inc.*	4,576	91,154
Pinnacle Systems, Inc.*	6,864	58,550
Plains Exploration & Production Co.*	3,432	52,818
Planar Systems, Inc.*	2,574	62,600
Plantronics, Inc.*	10,582	345,502
Plexus Corp.*	3,718	63,838
PNM Resources, Inc.	3,718	104,476
PolyMedica Corp.	1,716	45,148
PolyOne Corp.*	8,580	54,826
Post Properties, Inc.	5,148	143,732
Potlatch Corp.	2,288	79,554
Power Integrations, Inc.*	2,288	76,556
Power-One, Inc.*	6,006	65,045
Powerwave Technologies, Inc.*	6,292	48,134
Prentiss Properties Trust	2,860	94,351
Price Communications Corp.*	10,582	145,291
PRICELINE.COM, Inc.*	1,716	30,716
PRIMEDIA, Inc.*	14,014	39,660
Priority Healthcare Corp.—Class B*	3,146	75,850
ProAssurance Corp.*	2,002	64,364
Progress Software Corp.*	2,288	46,812
ProQuest Co.*	3,718	109,495
Provident Bankshares Corp.	7,436	218,915
Provident Financial Services, Inc.	7,436	140,540
Province Healthcare Co.*	4,290	68,640
PS Business Parks, Inc.	2,574	106,203
PSS World Medical, Inc.*	6,292	75,944
Quanex Corp.	1,430	65,923
Quanta Services, Inc.*	6,864	50,107
Quantum Corp.*	13,442	41,939
Quest Software, Inc.*	3,718	52,796
Quiksilver, Inc.*	8,294	147,053
R & G Financial Corp.—Class B	2,860	113,828
RAIT Investment Trust	2,574	65,894
Ralcorp Holdings, Inc.*	5,720	179,380
RARE Hospitality International, Inc.*	3,432	83,878
Rayovac Corp.*	2,860	59,917
Reckson Associates Realty Corp.	4,576	111,197
Redwood Trust, Inc.	2,574	130,888
Regal-Beloit Corp.	2,002	44,044
Regeneron Pharmaceuticals, Inc.*	3,146	46,278
RehabCare Group, Inc.*	2,860	60,804
Reliance Steel & Aluminum Co.	2,288	75,984
REMEC, Inc.*	8,008	67,347
Remington Oil & Gas Corp.*	2,002	39,419
Republic Bancorp, Inc.	4,862	65,588
Resources Connection, Inc.*	1,716	46,864
Retek, Inc.*	10,010	92,893
Rewards Network, Inc.*	2,002	21,341
RF Micro Devices, Inc.*	16,302	163,835
RLI Corp.	1,716	64,281
Rock-Tenn Co.	2,288	39,491
Rogers Corp.*	1,430	63,092
Rollins, Inc.	2,860	64,493
Roper Industries, Inc.	4,290	211,324

See accompanying notes to the financial statements.

96

PROFUNDS VP ProFund VP UltraSmall-Cap	Schedule of Portfolio Investments December 31, 2003

Common Stocks, continued

	Shares	Value

Roxio, Inc.*	23,166	$110,965
Royal Gold, Inc.	1,430	29,930
RSA Security, Inc.*	4,290	60,918
Ruddick Corp.	2,860	51,194
Rudolph Technologies, Inc.*	5,434	133,350
Russell Corp.	2,288	40,177
Ryan’s Family Steak Houses, Inc.*	4,004	60,621
SafeNet, Inc.*	858	26,401
Saga Communications, Inc.*	3,146	58,295
Saxon Capital, Inc.*	2,574	53,925
ScanSource, Inc.*	858	39,142
School Specialty, Inc.*	1,430	48,634
Schulman (A.), Inc.	2,574	54,878
Scientific Games Corp.—Class A*	4,576	77,838
SCP Pool Corp.*	1,716	56,079
Seacoast Financial Services Corp.	2,288	62,714
SEACOR SMIT, Inc.*	2,574	108,185
Select Comfort Corp.*	1,716	42,488
Select Medical Corp.	4,004	65,185
Selective Insurance Group, Inc.	2,574	83,295
Semtech Corp.*	6,578	149,518
Senior Housing Properties Trust	4,290	73,917
Sensient Technologies Corp.	5,434	107,430
SERENA Software, Inc.*	2,002	36,737
Serologicals Corp.*	8,866	164,908
Sharper Image Corp.*	3,432	112,055
Shaw Group, Inc.*	13,442	183,081
Shuffle Master, Inc.*	5,720	198,026
Sierra Health Services, Inc.*	5,434	149,163
Sierra Pacific Resources*	11,154	81,870
Silicon Storage Technology, Inc.*	7,436	81,796
Silicon Valley Bancshares*	2,574	92,844
Simpson Manufacturing Co., Inc.*	1,430	72,730
Sinclair Broadcast Group—Class A*	4,862	72,541
Six Flags, Inc.*	8,866	66,672
SkyWest, Inc.	5,434	98,464
Skyworks Solutions, Inc.*	13,156	114,457
SL Green Realty Corp.	4,004	164,364
Smith (A.O.) Corp.	1,430	50,122
Sohu.com, Inc.*	2,574	77,246
Sola International, Inc.*	2,002	37,638
Solutia, Inc.*	10,010	3,604
Sonic Automotive, Inc.	4,004	91,772
Sonic Corp.*	3,718	113,845
SonoSite, Inc.*	4,862	104,241
Sonus Networks, Inc.*	18,876	142,703
Sotheby’s Holdings, Inc.—Class A*	4,004	54,695
Sourcecorp*	1,430	36,651
South Financial Group, Inc.	4,290	119,519
South Jersey Industries, Inc.	2,002	81,081
Southern Union Co.*	7,722	142,085
Southwest Bancorporation of Texas, Inc.	2,574	100,000
Southwest Gas Corp.	3,718	83,469
Southwestern Energy Co.*	4,862	116,202
Sovran Self Storage, Inc.	1,144	42,500
Spartech Corp.	2,002	49,329
Spherion Corp.*	8,008	78,398
Spinnaker Exploration Co.*	4,004	129,209
St. Mary Land & Exploration Co.	2,574	73,359
Stage Stores, Inc.*	1,144	31,918

Common Stocks, continued

	Shares	Value

Standard Pacific Corp.	4,290	$208,280
Staten Island Bancorp, Inc.	13,442	302,446
Steel Dynamics, Inc.*	3,432	80,618
Sterling Bancorp	6,864	195,624
Sterling Bancshares, Inc.	3,718	49,561
Sterling Financial Corp.*	1,144	39,159
Stewart & Stevenson Services, Inc.	4,004	56,256
Stewart Enterprises, Inc.—Class A*	9,152	51,983
Stewart Information Services Corp.	1,430	57,987
Stone Energy Corp.*	3,432	145,688
Strayer Education, Inc.	858	93,376
Stride Rite Corp.	4,576	52,075
Summit Properties, Inc.	2,574	61,827
Sun Communities, Inc.	1,144	44,273
Sunrise Assisted Living, Inc.*	3,432	132,956
Superior Energy Services, Inc.*	4,576	43,014
Superior Industries International, Inc.	3,146	136,914
SurModics, Inc.*	1,144	27,342
Susquehanna Bancshares, Inc.	3,718	92,987
Swift Energy Co.*	10,010	168,669
SWS Group, Inc.	2,574	45,817
Sybase, Inc.*	12,870	264,864
Sybron Dental Special, Inc.*	3,432	96,439
Sycamore Networks, Inc.*	15,730	82,425
Sylvan Learning Systems, Inc.*	3,146	90,573
Symyx Technologies, Inc.*	2,002	41,141
Take-Two Interactive Software, Inc.*	3,432	98,876
Tanger Factory Outlet Centers, Inc.	1,716	69,841
Tanox, Inc.*	2,288	33,977
Taubman Centers, Inc.	4,004	82,482
Techne Corp.*	5,434	205,297
Technitrol, Inc.*	5,148	106,770
Tecumseh Products Co.	1,430	69,255
Tekelec*	4,862	75,604
Teledyne Technologies, Inc.*	4,290	80,867
Telik, Inc.*	2,860	65,809
Terex Corp.*	4,004	114,034
Terrayon Communication Systems, Inc.*	6,292	28,314
Tesoro Petroleum Corp.*	5,434	79,173
Tetra Tech, Inc.*	4,576	113,759
TETRA Technologies, Inc.*	1,716	41,596
Texas Industries, Inc.	2,002	74,074
Texas Regional Bancshares, Inc.—Class A	2,002	74,074
The Medicines Co.*	4,004	117,958
The Men’s Wearhouse, Inc.*	3,146	78,681
The Phoenix Companies, Inc.	8,866	106,747
The Sports Authority, Inc.*	1,716	65,894
The Warnaco Group, Inc.*	13,156	209,838
Thomas & Betts Corp.	9,152	209,489
Thor Industries, Inc.	1,716	96,474
Thoratec Corp.*	4,576	59,534
THQ, Inc.*	3,432	58,035
Tibco Software, Inc.*	8,008	54,214
Titan Corp.*	10,296	224,555
Tom Brown, Inc.*	2,860	92,235
Too, Inc.*	13,442	226,901
Toro Co.	3,146	145,974
Town & Country Trust	2,574	65,251
Tractor Supply Co.*	2,574	100,103
Transaction Systems Architects, Inc.*	3,146	71,194

See accompanying notes to the financial statements.

97

PROFUNDS VP ProFund VP UltraSmall-Cap	Schedule of Portfolio Investments December 31, 2003

Common Stocks, continued

	Shares	Value

Tredegar Corp.	2,860	$44,416
Trimble Navigation, Ltd.*	2,860	106,506
Trimeris, Inc.*	2,574	54,003
Trinity Industries, Inc.	3,146	97,023
TriQuint Semiconductor, Inc.*	12,870	90,991
Triumph Group, Inc.*	2,288	83,283
Trust Co. of New Jersey	1,716	68,091
TrustCo Bank Corp. NY	12,012	157,958
Tuesday Morning Corp.*	1,144	34,606
Tularik, Inc.*	4,004	64,665
Tupperware Corp.	10,868	188,451
UCBH Holdings, Inc.	4,004	156,036
UICI*	3,432	45,577
UIL Holdings Corp.	7,436	335,363
Ultratech Stepper, Inc.*	1,716	50,399
UMB Financial Corp.	1,430	67,982
Umpqua Holdings Corp.	2,574	53,513
Unisource Energy Corp.	2,574	63,475
Unit Corp.*	3,432	80,824
United Auto Group, Inc.	1,430	44,759
United National Bancorp	1,716	61,313
United Natural Foods, Inc.*	1,716	61,622
United Online, Inc.*	3,718	62,425
United Rentals, Inc.*	7,150	137,710
United Stationers, Inc.*	2,860	117,031
United Surgical Partners International, Inc.*	1,430	47,876
United Therapeutics Corp.*	1,430	32,819
Universal Compression Holdings, Inc.*	2,574	67,336
Universal Corp.	2,288	101,061
Universal Forest Products, Inc.	1,430	46,017
Universal Health Realty Income Trust	6,864	206,606
Unizan Financial Corp.	2,002	40,541
Unova, Inc.*	4,290	98,456
Urban Outfitters, Inc.*	2,288	84,770
US Oncology, Inc.*	6,578	70,779
USEC, Inc.	7,722	64,865
USF Corp.	2,574	88,005
USG Corp.*	3,432	56,868
ValueClick, Inc.*	6,292	57,131
Varian Semiconductor Equipment Associates, Inc.*	4,576	199,926
Varian, Inc.*	3,718	155,152
VCA Antech, Inc.*	2,860	88,603
Veeco Instruments, Inc.*	2,002	56,456
Ventana Medical Systems, Inc.*	1,144	45,074
Ventas, Inc.	7,436	163,592
Vertex Pharmaceuticals, Inc.*	7,150	73,145
Viasys Healthcare, Inc.*	2,860	58,916
Vicuron Pharmaceuticals, Inc.*	4,290	80,009
Vignette Corp.*	20,020	45,445
Vintage Petroleum, Inc.	4,576	55,049
Visteon Corp.	12,298	128,022
VISX, Inc.*	6,578	152,281
Vitesse Semiconductor Corp.*	19,734	115,839
W Holding Co., Inc.	6,292	117,094
W-H Energy Services, Inc.*	2,002	32,432
Wabash National Corp.*	2,288	67,038
Wabtec Corp.	2,860	48,734
Washington Group International, Inc.*	2,288	77,723

Common Stocks, continued

	Shares	Value

Washington REIT	4,576	$133,619
Waste Connections, Inc.*	2,574	97,220
Watson Wyatt & Company Holdings*	3,146	75,976
Wausau-Mosinee Paper Corp.	3,432	46,401
Waypoint Financial Corp.	3,718	80,643
WD-40 Co.	1,430	50,565
WebEx Communications, Inc.*	2,288	45,989
webMethods, Inc.*	4,290	39,254
Websense, Inc.*	1,716	50,176
Weis Markets, Inc.	858	31,145
Wesbanco, Inc.	2,574	71,274
Westar Energy, Inc.	6,292	127,413
Westcorp	1,144	41,813
Western Wireless Corp.—Class A*	4,862	89,266
WFS Financial, Inc.*	1,144	48,574
White Electronic Designs Corp.*	23,166	203,862
Wilson Greatbatch Technologies, Inc.*	3,718	157,159
Wind River Systems, Inc.*	6,578	57,623
Winnebago Industries, Inc.	1,144	78,650
Wintrust Financial Corp.	1,430	64,493
Wireless Facilities, Inc.*	2,574	38,250
WMS Industries, Inc.*	4,004	104,904
Wolverine World Wide, Inc.	5,434	110,745
Woodward Governor Co.	572	32,507
Wright Medical Group, Inc.*	2,574	78,353
Yankee Candle Co., Inc.*	2,860	78,164
Yellow Roadway Corp.*	3,183	115,129
York International Corp.	4,576	168,397
Zale Corp.*	2,860	152,152
Zoran Corp.*	8,580	149,206

TOTAL COMMON STOCKS (Cost $67,113,927)		73,967,385

U.S. Government Agency Obligations (22.3%)

	Principal Amount
Federal National Mortgage Association, 0.50%, 01/02/04	$19,643,000	19,642,727

TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS (Cost $19,642,727)		19,642,727

TOTAL INVESTMENT SECURITIES (Cost $86,756,654)—106.2%		93,610,112
Net other assets (liabilities)—(6.2)%		(5,444,882)

NET ASSETS—100.0%		$88,165,230

See accompanying notes to the financial statements.

98

PROFUNDS VP ProFund VP UltraSmall-Cap	Schedule of Portfolio Investments December 31, 2003

Futures Contracts Purchased

	Contracts	Unrealized Appreciation (Depreciation)
Russell 2000 Futures Contract expiring March 2004 (Underlying face amount at value $60,882,000)	219	$1,246,624
Futures Contracts Sold
E-Mini Russell 2000 Futures Contract expiring March 2004 (Underlying face amount at value $1,334,400)	24	$3,504
Swap Agreements

	Units	Unrealized Appreciation (Depreciation)
Equity Index Swap Agreement based on the Russell 2000 Index expiring 03/26/04 (Underlying notional amount at value $7,400,868)	13,289	$30,118
Equity Index Swap Agreement based on the Russell 2000 Index expiring 02/27/04 (Underlying notional amount at value $35,125,135)	63,071	291,909

ProFund VP UltraSmall-Cap invested, as a percentage of net assets, in the following industries, as of December 31, 2003:

Advertising	0.4%
Aerospace/Defense	1.1%
Agriculture	0.3%
Airlines	0.9%
Apparel	1.1%
Auto Manufacturers	0.2%
Auto Parts & Equipment	1.0%
Banks	4.6%
Biotechnology	1.5%
Building Materials	0.7%
Chemicals	2.4%
Coal	0.5%
Commercial Services	2.8%
Computers	2.2%
Distribution/Wholesale	0.6%
Diversified Financial Services	1.1%
Electric	1.9%
Electrical Components & Equipment	0.7%
Electronics	3.4%

Engineering & Construction	0.5%
Entertainment	0.9%
Environmental Control	0.3%
Food	1.2%
Forest Products & Paper	0.5%
Gas	1.0%
Hand/Machine Tools	0.4%
Healthcare—Products	3.1%
Healthcare—Services	1.9%
Home Builders	0.9%
Household Products/Wares	1.2%
Housewares	0.2%
Insurance	1.9%
Internet	2.4%
Iron/Steel	0.5%
Leisure Time	0.5%
Lodging	0.4%
Machinery—Construction & Mining	0.3%
Machinery—Diversified	1.3%
Media	1.0%
Metal Fabricate/Hardware	0.8%
Mining	0.3%
Miscellaneous Manufacturing	1.5%
Office/Business Equipment	0.1%
Oil & Gas	2.4%
Oil & Gas Services	0.7%
Packaging & Containers	0.2%
Pharmaceuticals	3.6%
Pipelines	0.1%
Real Estate	0.2%
Real Estate Investment Trust	6.5%
Retail	5.7%
Savings & Loans	2.3%
Semiconductors	3.8%
Software	3.4%
Telecommunications	3.0%
Textiles	0.1%
Transportation	1.2%
Trucking & Leasing	0.1%
Water	0.1%
Other**	16.1%

*	Non-income producing security
**	Including debt securities, repurchase agreements, options purchased, and net other assets (liabilities).
(a)	Escrowed Security

See accompanying notes to the financial statements.

99

PROFUNDS VP

ProFund VP UltraSmall-Cap

Statement of Assets and Liabilities

December 31, 2003
Assets:
Investment securities, at value (cost $86,756,654)	$93,610,112
Cash	1,116,547
Segregated cash balances with brokers for futures contracts	4,866,723
Dividends and interest receivable	95,202
Receivable for investments sold	46,478,925
Receivable for capital shares issued	212
Unrealized appreciation on swap agreements	322,027
Prepaid expenses	256

Total Assets	146,490,004

Liabilities:
Payable for capital shares redeemed	56,879,713
Variation margin on futures contracts	1,259,861
Advisory fees payable	70,806
Management services fees payable	14,161
Administration fees payable	3,820
Administrative services fees payable	41,187
Distribution fees payable	22,143
Other accrued expenses	33,083

Total Liabilities	58,324,774

Net Assets	$88,165,230

Net Assets consist of:
Capital	$66,950,248
Accumulated net realized gains (losses) on investments	12,789,369
Net unrealized appreciation (depreciation) on investments	8,425,613

Net Assets	$88,165,230

Shares of Beneficial Interest Outstanding	3,019,117

Net Asset Value (offering and redemption price per share)	$29.20

Statement of Operations

For the year ended December 31, 2003
Investment Income:
Dividends	$461,871
Interest	254,086

Total Investment Income	715,957

Expenses:
Advisory fees	407,248
Management services fees	81,450
Administration fees	25,619
Transfer agency and administrative service fees	301,040
Distribution fees	135,285
Custody fees	53,283
Fund accounting fees	45,278
Other fees	39,076

Total Gross Expenses before reductions	1,088,279
Less Expenses reduced by the Advisor	(13,984)

Total Net Expenses	1,074,295

Net Investment Income (Loss)	(358,338)

Realized and Unrealized Gains (Losses) on Investments:
Net realized gains (losses) on investment securities	2,974,482
Net realized gains (losses) on futures contracts	9,913,690
Net realized gains (losses) on swap agreements	11,614,386
Change in net unrealized appreciation/depreciation on investments	8,893,996

Net Realized and Unrealized Gains (Losses) on Investments	33,396,554

Change in Net Assets Resulting from Operations	$33,038,216

See accompanying notes to the financial statements.

100

PROFUNDS VP

ProFund VP UltraSmall-Cap

Statements of Changes in Net Assets

	For the year ended December 31, 2003	For the year ended December 31, 2002
From Investment Activities:
Operations:
Net investment income (loss)	$(358,338)	$(322,840)
Net realized gains (losses) on investments	24,502,558	(12,936,146)
Change in net unrealized appreciation/depreciation on investments	8,893,996	(12,513,542)

Change in net assets resulting from operations	33,038,216	(25,772,528)

Capital Transactions:
Proceeds from shares issued	654,391,278	914,822,517
Cost of shares redeemed	(629,825,235)	(947,529,845)

Change in net assets resulting from capital transactions	24,566,043	(32,707,328)

Change in net assets	57,604,259	(58,479,856)
Net Assets:
Beginning of period	30,560,971	89,040,827

End of period	$88,165,230	$30,560,971

Accumulated net investment income (loss)	$—	$22,364

Share Transactions:
Issued	30,573,273	45,257,718
Redeemed	(29,641,933)	(46,661,053)

Change in shares	931,340	(1,403,335)

See accompanying notes to the financial statements.

101

PROFUNDS VP

ProFund VP UltraSmall-Cap

Financial Highlights

Selected data for a share of beneficial interest outstanding throughout the periods indicated.

	For the year ended December 31, 2003		For the year ended December 31, 2002		For the year ended December 31, 2001		For the year ended December 31, 2000		For the period October 18, 1999(a) through December 31, 1999
Net Asset Value, Beginning of Period	$14.64		$25.51		$27.61		$35.99		$30.00

Net investment income (loss)	(0.14	)(b)	(0.16	)(b)	(0.17	)(b)	(0.04	)(b)	0.06	(b)
Net realized and unrealized gains (losses) on investments	14.70		(10.71)		(1.93)		(7.90)		5.93

Total income (loss) from investment activities	14.56		(10.87)		(2.10)		(7.94)		5.99

Distributions to Shareholders From:
Net investment income	—		—		—		(0.02)		—
Net realized gains on investments	—		—		—		(0.42)		—

Total distributions	—		—		—		(0.44)		—

Net Asset Value, End of Period	$29.20		$14.64		$25.51		$27.61		$35.99

Total Return	99.45%		(42.61)%		(7.61)%		(22.14)%		19.97	%(c)
Ratios to Average Net Assets:
Gross expenses(d)	2.00%		2.15%		2.11%		2.24%		2.53%
Net expenses(d)	1.98%		1.98%		2.11%		1.95%		1.70%
Net investment income (loss)(d)	(0.66)%		(0.78)%		(0.69)%		(0.12)%		1.75%
Supplemental Data:
Net assets, end of period (000’s)	$88,165		$30,561		$89,041		$33,388		$9,804
Portfolio turnover rate(e)	572%		1,511%		842%		1,971%		686	%(c)

(a)	Commencement of operations
(b)	Per share net investment income (loss) has been calculated using the daily average shares method.
(c)	Not annualized for periods less than one year.
(d)	Annualized for periods less than one year.
(e)	Portfolio turnover rate is calculated without regard to instruments (including options, swap agreements and futures contracts) having a maturity of less than one year.

See accompanying notes to the financial statements.

102

ProFund VP UltraOTC

The ProFund VP UltraOTC seeks daily investment results, before fees and expenses, that correspond to twice the daily performance of the NASDAQ-100® Index. For the year ended December 31, 2003, the Fund had a total return of 102.67%1, compared to a return of 49.12%2 for the Index. For the year, the Fund achieved an average daily statistical correlation of over 0.99 to 200% the daily performance of the Index.3

The Fund applies a mathematical approach to investing. In doing so it takes positions in securities and/or financial instruments that, in combination, should have similar daily return characteristics as twice that of the Index. The NASDAQ-100 Index represents the largest non-financial domestic and international issues listed on The NASDAQ Stock Market. To be eligible for inclusion companies cannot be in bankruptcy proceedings and must meet certain additional criteria including minimum trading volume and “seasoning,” requirements. The Index is calculated under a modified capitalization-weighted methodology.

The NASDAQ-100 Index stayed true to form in 2003 with a 44% technology allocation. This heavy weighting in technology, as well as in mid-cap issues, allowed the index to beat the broader market indices such as the S&P 500. This index is typically much more sensitive to changes in the economy than are the broader indices, such that it tends to outperform in years that the broader market does well, and underperform in years that the broader market does poorly. This year was no exception. Of the ten highest weighted constituents of the Index at the beginning of the year, the top performer in terms of stock price return was Intel Corp (+105.85%) while the worst was Microsoft Corp. (+5.88%). Since this Fund has a daily investment objective that is greater than 100% of the daily performance of the benchmark index, it was impacted proportionally more by the daily performance of the benchmark index and by the factors affecting the index.

Value of a $10,000 Investment*

* The line graph represents historical performance of a hypothetical investment of $10,000 in the ProFund VP UltraOTC from October 18, 1999 to December 31, 2003 assuming the reinvestment of distributions.

Average Annual Total Return as of 12/31/031

	1 Year	3 Year	Since Inception (10/18/99)

ProFund VP UltraOTC	102.67%	(41.82)%	(39.15)%

NASDAQ-100 Index	49.12%	(14.42)%	(10.70)%

1 Past performance does not guarantee future results. Total return calculations assume the reinvestment of distributions and do not reflect the effect of taxes. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and net asset value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. During the period, certain fees were reduced. If such fee reductions had not occurred, the quoted performance would be lower. Performance numbers are net of all Fund expenses but do not include any insurance, sales, or administrative charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower.

2 The NASDAQ-100 Index is a price return index and does not reflect the reinvestment of dividends, the impact of transaction costs, nor the deduction of expenses associated with a mutual fund such as investment management and accounting fees. It is not possible to invest directly in an index. The Fund’s performance does reflect the reinvestment of dividends, the impact of transaction costs and the deduction of fees and expenses.

3 1.00 equals perfect correlation.

The above information is not covered by the Report of Independent Auditors.

103

PROFUNDS VP ProFund VP UltraOTC	Schedule of Portfolio Investments December 31, 2003

Common Stocks (80.8%)

	Shares	Value
Adobe Systems, Inc.	17,892	$703,156
Altera Corp.*	42,316	960,573
Amazon.com, Inc.*	20,732	1,091,332
American Power Conversion Corp.*	15,620	381,909
Amgen, Inc.*	47,144	2,913,499
Apollo Group, Inc.—Class A*	13,916	946,288
Apple Computer, Inc.*	39,760	849,671
Applied Materials, Inc.*	66,740	1,498,313
ATI Technologies, Inc.*	18,744	283,409
BEA Systems, Inc.*	29,252	359,800
Bed Bath & Beyond, Inc.*	31,240	1,354,254
Biogen Idec, Inc.	29,536	1,086,334
Biomet, Inc.	26,980	982,342
Broadcom Corp.—Class A*	16,188	551,849
C.H. Robinson Worldwide, Inc.	6,532	247,628
Career Education Corp.*	7,952	318,637
CDW Corp.*	6,816	393,692
Cephalon, Inc.*	3,976	192,478
Check Point Software Technologies, Ltd.*	19,028	320,051
Chiron Corp.*	20,448	1,165,332
Cintas Corp.	16,188	811,504
Cisco Systems, Inc.*	193,120	4,690,886
Citrix Systems, Inc.*	15,336	325,277
Comcast Corp.—Special Class A*	74,408	2,445,791
Compuware Corp.*	18,460	111,498
Comverse Technology, Inc.*	15,336	269,760
Costco Wholesale Corp.*	19,028	707,461
Dell, Inc.	73,272	2,488,318
DENTSPLY International, Inc.	5,964	269,394
Dollar Tree Stores, Inc.*	8,520	256,111
eBay, Inc.*	37,488	2,421,350
EchoStar Communications Corp.— Class A*	19,880	675,920
Electronic Arts, Inc.*	23,288	1,112,701
Expeditors International of Washington, Inc.	7,952	299,472
Express Scripts, Inc.—Class A*	5,396	358,456
Fastenal Co.	5,680	283,659
First Health Group Corp.*	7,668	149,219
Fiserv, Inc.*	19,028	751,796
Flextronics International, Ltd.*	44,588	661,685
Garmin, Ltd.*	7,668	417,753
Gentex Corp.*	6,248	275,912
Genzyme Corp.—General Division*	21,868	1,078,967
Gilead Sciences, Inc.*	15,620	908,148
Henry Schein, Inc.*	3,124	211,120
Intel Corp.	177,216	5,706,356
InterActiveCorp*	59,356	2,013,949
Intersil Corp.—Class A*	10,792	268,181
Intuit, Inc.*	20,164	1,066,877
Invitrogen Corp.*	3,692	258,440
JDS Uniphase Corp.*	124,676	455,067
Juniper Networks, Inc.*	19,880	371,358
KLA-Tencor Corp.*	18,176	1,066,386
Lam Research Corp.*	10,508	339,408
Lamar Advertising Co.*	6,532	243,774
Level 3 Communications, Inc.*	51,972	296,240
Lincare Holdings, Inc.*	7,384	221,742
Linear Technology Corp.	32,944	1,385,954
Marvell Technology Group Ltd.*	9,372	355,480
Maxim Integrated Products, Inc.	35,784	1,782,043

Common Stocks, continued

	Shares	Value
MedImmune, Inc.*	21,016	$533,806
Mercury Interactive Corp.*	7,384	359,158
Microchip Technology, Inc.	13,348	445,289
Microsoft Corp.	289,112	7,962,144
Millennium Pharmaceuticals, Inc.*	25,560	477,205
Molex, Inc.	7,668	267,537
Network Appliance, Inc.*	28,116	577,221
Nextel Communications, Inc.—Class A*	105,932	2,972,452
Novellus Systems, Inc.*	12,212	513,515
NVIDIA Corp.*	13,632	316,944
Oracle Corp.*	169,264	2,234,285
PACCAR, Inc.	10,224	870,267
PanAmSat Corp.*	15,904	342,890
Patterson Dental Co.*	5,112	327,986
Patterson-UTI Energy, Inc.*	6,532	215,033
Paychex, Inc.	28,116	1,045,915
PeopleSoft, Inc.*	40,328	919,478
Petsmart, Inc.*	11,076	263,609
Pixar Animation Studios*	4,260	295,175
QLogic Corp.*	7,668	395,669
Qualcomm, Inc.	74,976	4,043,456
Research in Motion Ltd.*	6,248	417,554
Ross Stores, Inc.	11,928	315,257
Ryanair Holdings PLC ADR	4,828	244,490
Sandisk Corp.*	5,680	347,275
Sanmina-SCI Corp.*	42,600	537,186
Siebel Systems, Inc.*	45,440	630,253
Sigma-Aldrich Corp.	5,396	308,543
Smurfit-Stone Container Corp.*	19,028	353,350
Staples, Inc.*	25,844	705,541
Starbucks Corp.*	42,600	1,408,356
Sun Microsystems, Inc.*	109,056	489,661
Symantec Corp.*	24,992	865,973
Synopsys, Inc.*	11,360	383,514
Tellabs, Inc.*	18,460	155,618
Teva Pharmaceutical Industries, Ltd. ADR	15,052	853,599
VeriSign, Inc.*	17,892	291,640
Veritas Software Corp.*	34,080	1,266,413
Whole Foods Market, Inc.*	4,544	305,039
Xilinx, Inc.*	35,500	1,375,270
Yahoo!, Inc.*	24,708	1,116,060

TOTAL COMMON STOCKS (Cost $68,290,961)		92,163,586

U.S. Government Agency Obligations (16.3%)

	Principal Amount
Federal National Mortgage Association, 0.50%, 01/02/04	$18,616,000	18,615,741

TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS (Cost $18,615,741)		18,615,741

TOTAL INVESTMENT SECURITIES (Cost $86,906,702)—97.1%		110,779,327
Net other assets (liabilities)—2.9%		3,298,019

NET ASSETS—100.0%		$114,077,346

See accompanying notes to the financial statements.

104

PROFUNDS VP ProFund VP UltraOTC	Schedule of Portfolio Investments December 31, 2003

Futures Contracts Purchased

	Contracts	Unrealized Appreciation (Depreciation)
NASDAQ Futures Contract expiring March 2004 (Underlying face amount at value $19,617,600)	134	$611,977
Swap Agreements

	Units	Unrealized Appreciation (Depreciation)
Equity Index Swap Agreement based on the NASDAQ-100 Index expiring 03/26/04 (Underlying notional amount at value $66,964,526)	45,619	$1,092,407
Equity Index Swap Agreement based on the NASDAQ-100 Index expiring 01/27/04 (Underlying notional amount at value $28,761,403)	19,593	433,408
Equity Index Swap Agreement based on the NASDAQ-100 Index expiring 01/27/04 (Underlying notional amount at value $21,197,122)	14,440	345,809

ProFund VP UltraOTC invested, as a percentage of net assets, in the following industries, as of December 31, 2003:

Advertising	0.2%
Airlines	0.2%
Auto Manufacturers	0.8%
Biotechnology	6.1%
Chemicals	0.3%
Commercial Services	2.2%
Computers	6.0%
Distribution/Wholesale	0.6%
Electrical Components & Equipment	0.6%
Electronics	1.7%
Food	0.3%
Healthcare—Products	1.6%
Healthcare—Services	0.2%
Internet	7.1%
Media	2.1%
Oil & Gas	0.2%
Packaging & Containers	0.3%
Pharmaceuticals	2.5%
Retail	4.4%
Semiconductors	15.0%
Software	14.7%
Telecommunications	12.5%
Textiles	0.7%
Transportation	0.5%
Other**	19.2%

*	Non-income producing security
**	Including debt securities, repurchase agreements, options purchased, and net other assets (liabilities).
ADR	American Depositary Receipt

See accompanying notes to the financial statements.

105

PROFUNDS VP

ProFund VP UltraOTC

Statement of Assets and Liabilities

December 31, 2003
Assets:
Investment securities, at value (cost $86,906,702)	$110,779,327
Cash	3,413
Segregated cash balances with brokers for futures contracts	2,706,727
Dividends and interest receivable	14,038
Receivable for capital shares issued	2,142,725
Unrealized appreciation on swap agreements	1,871,624
Prepaid expenses	524

Total Assets	117,518,378

Liabilities:
Payable for capital shares redeemed	3,138,519
Variation margin on futures contracts	95,612
Advisory fees payable	78,912
Management services fees payable	15,782
Administration fees payable	4,394
Administrative services fees payable	47,406
Distribution fees payable	25,261
Other accrued expenses	35,146

Total Liabilities	3,441,032

Net Assets	$114,077,346

Net Assets consist of:
Capital	$150,739,420
Accumulated net realized gains (losses) on investments	(63,018,300)
Net unrealized appreciation (depreciation) on investments	26,356,226

Net Assets	$114,077,346

Shares of Beneficial Interest Outstanding	37,552,573

Net Asset Value (offering and redemption price per share)	$3.04

Statement of Operations

For the year ended December 31, 2003
Investment Income:
Dividends	$129,731
Interest	100,310

Total Investment Income	230,041

Expenses:
Advisory fees	486,390
Management services fees	97,278
Administration fees	30,743
Transfer agency and administrative service fees	359,970
Distribution fees	161,256
Custody fees	47,918
Fund accounting fees	49,948
Other fees	46,850

Total Gross Expenses before reductions	1,280,353
Less Expenses reduced by the Advisor	(17,214)

Total Net Expenses	1,263,139

Net Investment Income (Loss)	(1,033,098)

Realized and Unrealized Gains (Losses) on Investments:
Net realized gains (losses) on investment securities	2,524,009
Net realized gains (losses) on futures contracts	9,545,519
Net realized gains (losses) on swap agreements	12,693,978
Change in net unrealized appreciation/depreciation on investments	21,201,036

Net Realized and Unrealized Gains (Losses) on Investments	45,964,542

Change in Net Assets Resulting from Operations	$44,931,444

See accompanying notes to the financial statements.

106

PROFUNDS VP

ProFund VP UltraOTC

Statements of Changes in Net Assets

	For the year ended December 31, 2003	For the year ended December 31, 2002
From Investment Activities:
Operations:
Net investment income (loss)	$(1,033,098)	$(901,925)
Net realized gains (losses) on investments	24,763,506	(62,271,783)
Change in net unrealized appreciation/depreciation on investments	21,201,036	(4,586,398)

Change in net assets resulting from operations	44,931,444	(67,760,106)

Capital Transactions:
Proceeds from shares issued	658,511,166	707,471,957
Cost of shares redeemed	(642,553,762)	(688,654,704)

Change in net assets resulting from capital transactions	15,957,404	18,817,253

Change in net assets	60,888,848	(48,942,853)
Net Assets:
Beginning of period	53,188,498	102,131,351

End of period	$114,077,346	$53,188,498

Accumulated net investment income (loss)	$—	$2,928

Share Transactions:
Issued	314,244,296	287,626,436
Redeemed	(312,092,062)	(273,382,614)

Change in shares	2,152,234	14,243,822

See accompanying notes to the financial statements.

107

PROFUNDS VP

ProFund VP UltraOTC

Financial Highlights

Selected data for a share of beneficial interest outstanding throughout the periods indicated.

	For the year ended December 31, 2003		For the year ended December 31, 2002		For the year ended December 31, 2001		For the year ended December 31, 2000		For the period October 18, 1999(a) through December 31, 1999
Net Asset Value, Beginning of Period	$1.50		$4.83		$15.44		$70.93		$30.00

Investment Activities:
Net investment income (loss)	(0.04	)(b)	(0.04	)(b)	(0.11	)(b)	(0.40	)(b)	(0.06)
Net realized and unrealized gains (losses) on investments	1.58		(3.29)		(10.50)		(51.29)		40.99

Total income (loss) from investment activities	1.54		(3.33)		(10.61)		(51.69)		40.93

Distributions to Shareholders From:
Net realized gains on investments	—		—		—		(3.80)		—

Net Asset Value, End of Period	$3.04		$1.50		$4.83		$15.44		$70.93

Total Return	102.67%		(68.94)%		(68.72)%		(73.37)%		136.43	%(c)
Ratios to Average Net Assets:
Gross expenses(d)	1.97%		2.08%		1.95%		1.65%		1.97%
Net expenses(d)	1.94%		1.98%		1.95%		1.65%		1.65%
Net investment income (loss)(d)	(1.59)%		(1.64)%		(1.60)%		(0.79)%		(0.77)%
Supplemental Data:
Net assets, end of period (000’s)	$114,077		$53,188		$102,131		$115,498		$67,898
Portfolio turnover rate(e)	768%		982%		465%		683%		101	%(c)

(a)	Commencement of operations
(b)	Per share net investment income (loss) has been calculated using the daily average shares method.
(c)	Not annualized for periods less than one year.
(d)	Annualized for periods less than one year.
(e)	Portfolio turnover rate is calculated without regard to instruments (including options, swap agreements and futures contracts) having a maturity of less than one year.

See accompanying notes to the financial statements.

108

ProFund VP Bear

The ProFund VP Bear seeks daily investment results, before fees and expenses, that correspond to the inverse of the daily performance of the S&P 500® Index. For the year ended December 31, 2003, the Fund had a total return of -24.59%1, compared to a return of 26.38%2 for the Index. For the year, the Fund achieved an average daily statistical correlation of over 0.99 to inverse the daily performance of the Index.3

The Fund applies a mathematical approach to investing. In doing so it takes positions in securities and/or financial instruments that, in combination, should have similar daily return characteristics as the inverse of the Index. The S&P 500 Index is a measure of large-cap U.S. stock market performance. It is a capitalization weighted index of 500 U.S. operating companies and REITS selected by an S&P committee through a non-mechanical process that factors criteria such as liquidity, price, market capitalization, financial viability, and public float. Reconstitution occurs both on a quarterly and on an ongoing basis.

The performance of the S&P 500 Index (and thus the Fund) was driven largely by systemic factors affecting the U.S. equity markets. Improving corporate profit projections and expectations that the interest rate environment would remain low supported higher equity valuations. Investor confidence in the improving economy seemed to outweigh any concerns over corporate scandals. Of the ten highest weighted constituents of the Index at the beginning of the year, the top performers in terms of stock price return were Citigroup (+37.94%), General Electric (+27.23%), and IBM (+19.59%), while the poorest performers were Merck (-13.77%), Johnson & Johnson (-3.82%), and WalMart (+5.03%.) Since this Fund is designed to have inverse (negative) daily correlation to the benchmark index, it was inversely affected by the daily performance of the index and the factors affecting the index.

Value of a $10,000 Investment*

* The line graph represents historical performance of a hypothetical investment of $10,000 in the ProFund VP Bear from January 22, 2001 to December 31, 2003 assuming the reinvestment of distributions.

Average Annual Total Return as of 12/31/031

	1 Year	Since Inception (1/22/01)

ProFund VP Bear	(24.59)%	2.17%

S&P 500 Index	26.38%	(6.22)%

1 Past performance does not guarantee future results. Total return calculations assume the reinvestment of distributions and do not reflect the effect of taxes. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and net asset value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. During the period, certain fees were reduced. If such fee reductions had not occurred, the quoted performance would be lower. Performance numbers are net of all Fund expenses but do not include any insurance, sales, or administrative charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower.

2 The S&P 500 Index is a price return index and does not reflect the reinvestment of dividends, the impact of transaction costs, nor the deduction of expenses associated with a mutual fund such as investment management and accounting fees. It is not possible to invest directly in an index. The Fund’s performance does reflect the reinvestment of dividends, the impact of transaction costs and the deduction of fees and expenses.

3 1.00 equals perfect correlation.

The above information is not covered by the Report of Independent Auditors.

109

PROFUNDS VP ProFund VP Bear	Schedule of Portfolio Investments December 31, 2003

U.S. Government Agency Obligations (38.4%)

	Principal Amount	Value
Federal Home Loan Bank, 0.50%, 01/02/04	$10,433,000	$10,432,855
Federal National Mortgage Association, 0.50%, 01/02/04	10,433,000	10,432,855

TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS (Cost $20,865,710)		20,865,710

U.S. Treasury Obligations (19.2%)
U. S. Treasury Bills, 0.50%, 01/02/04	10,433,000	10,432,855

TOTAL U.S. TREASURY OBLIGATIONS (Cost $10,432,855)		10,432,855

Repurchase Agreements (38.4%)
State Street Bank, 0.70%, 01/02/04, dated 12/31/03, with maturity value of $10,428,406 (Fully collateralized by a Federal Home Loan Mortgage Security)	10,428,000	10,428,000
UBS Bank, 0.70%, 01/02/04, dated 12/31/03, with maturity value of $10,433,406 (Fully collateralized by a Federal National Mortgage Association Security)	10,433,000	10,433,000

TOTAL REPURCHASE AGREEMENTS (Cost $20,861,000)		20,861,000

Options Purchased(NM)

	Contracts
S&P 500 Futures Call Option expiring January 2004 @ $1,375	250	875

TOTAL OPTIONS PURCHASED (Cost $4,250)		875

TOTAL INVESTMENT SECURITIES (Cost $52,163,815)—96.0%		52,160,440
Net other assets (liabilities)—4.0%		2,140,957

NET ASSETS—100.0%		$54,301,397

Futures Contracts Sold

	Contracts	Unrealized Appreciation (Depreciation)
S&P 500 Futures Contract expiring March 2004 (Underlying face amount at value $11,351,875)	41	$(403,610)
E-Mini S&P 500 Futures Contract expiring March 2004 (Underlying face amount at value $110,750)	2	(4,818)
Swap Agreements

	Units	Unrealized Appreciation (Depreciation)
Equity Index Swap Agreement based on the S&P 500 Index expiring 03/29/04 (Underlying notional amount at value $22,115,573)	19,890	$(328,707)
Equity Index Swap Agreement based on the S&P 500 Index expiring 01/29/04 (Underlying notional amount at value $20,832,052)	18,735	(311,286)

NM	Not meaningful, amount is less than 0.05%.

See accompanying notes to the financial statements.

110

PROFUNDS VP

ProFund VP Bear

Statement of Assets and Liabilities

December 31, 2003
Assets:
Investment securities, at value (cost $31,302,815)	$31,299,440
Repurchase agreements, at cost	20,861,000

Total Investments	52,160,440
Cash	28,951
Segregated cash balances with brokers for futures contracts	629,485
Interest receivable	406
Receivable for capital shares issued	2,279,453
Variation margin on futures contracts	4,139
Prepaid expenses	1,534

Total Assets	55,104,408

Liabilities:
Payable for capital shares redeemed	761
Unrealized depreciation on swap agreements	639,993
Advisory fees payable	51,752
Management services fees payable	10,350
Administration fees payable	3,058
Administrative services fees payable	33,371
Distribution fees payable	17,446
Other accrued expenses	46,280

Total Liabilities	803,011

Net Assets	$54,301,397

Net Assets consist of:
Capital	$84,955,697
Accumulated net realized gains (losses) on investments	(29,602,504)
Net unrealized appreciation (depreciation) on investments	(1,051,796)

Net Assets	$54,301,397

Shares of Beneficial Interest Outstanding	1,702,519

Net Asset Value (offering and redemption price per share)	$31.89

Statement of Operations

For the year ended December 31, 2003
Investment Income:
Interest	$1,188,036

Expenses:
Advisory fees	874,692
Management services fees	174,939
Administration fees	55,931
Transfer agency and administrative service fees	661,605
Distribution fees	291,048
Custody fees	62,851
Fund accounting fees	97,162
Other fees	90,962

Total Gross Expenses before reductions	2,309,190
Less Expenses reduced by the Advisor	(7,217)

Total Net Expenses	2,301,973

Net Investment Income (Loss)	(1,113,937)

Realized and Unrealized Gains (Losses) on Investments:
Net realized gains (losses) on investment securities	120,973
Net realized gains (losses) on futures contracts	(14,914,535)
Net realized gains (losses) on swap agreements	(13,297,420)
Change in net unrealized appreciation/depreciation on investments	(639,307)

Net Realized and Unrealized Gains (Losses) on Investments	(28,730,289)

Change in Net Assets Resulting from Operations	$(29,844,226)

See accompanying notes to the financial statements.

111

PROFUNDS VP

ProFund VP Bear

Statements of Changes in Net Assets

	For the year ended December 31, 2003	For the year ended December 31, 2002
From Investment Activities:
Operations:
Net investment income (loss)	$(1,113,937)	$(417,938)
Net realized gains (losses) on investments	(28,090,982)	3,179,720
Change in net unrealized appreciation/depreciation on investments	(639,307)	(228,289)

Change in net assets resulting from operations	(29,844,226)	2,533,493

Distributions to Shareholders From:
Net investment income	—	(163,471)

Change in net assets resulting from distributions	—	(163,471)

Capital Transactions:
Proceeds from shares issued	1,595,694,290	2,094,654,367
Dividends reinvested	—	163,471
Cost of shares redeemed	(1,589,486,452)	(2,056,540,320)

Change in net assets resulting from capital transactions	6,207,838	38,277,518

Change in net assets	(23,636,388)	40,647,540
Net Assets:
Beginning of period	77,937,785	37,290,245

End of period	$54,301,397	$77,937,785

Accumulated net investment income (loss)	$—	$6,559

Share Transactions:
Issued	42,128,358	52,297,216
Reinvested	—	3,845
Redeemed	(42,268,633)	(51,521,540)

Change in shares	(140,275)	779,521

See accompanying notes to the financial statements.

112

PROFUNDS VP

ProFund VP Bear

Financial Highlights

Selected data for a share of beneficial interest outstanding throughout the periods indicated.

	For the year ended December 31, 2003		For the year ended December 31, 2002		For the period January 22, 2001(a) through December 31, 2001
Net Asset Value, Beginning of Period	$42.29		$35.07		$30.00

Investment Activities:
Net investment income (loss)	(0.36	)(b)	(0.23	)(b)	0.26	(b)
Net realized and unrealized gains (losses) on investments	(10.04)		7.53		4.81

Total income (loss) from investment activities	(10.40)		7.30		5.07

Distribution to Shareholders From:
Net investment income	—		(0.08)		—

Net Asset Value, End of Period	$31.89		$42.29		$35.07

Total Return	(24.59)%		20.82%		16.90	%(c)
Ratios to Average Net Assets:
Gross expenses(d)	1.98%		2.03%		1.89%
Net expenses(d)	1.98%		1.98%		1.89%
Net investment income (loss)(d)	(0.96)%		(0.57)%		0.77%
Supplemental Data:
Net assets, end of period (000’s)	$54,301		$77,938		$37,290
Portfolio turnover rate(e)	—		—		1,144	%(c)

(a)	Commencement of operations
(b)	Per share net investment income (loss) has been calculated using the daily average shares method.
(c)	Not annualized for periods less than one year.
(d)	Annualized for periods less than one year.
(e)	Portfolio turnover rate is calculated without regard to instruments (including options, swap agreements and futures contracts) having a maturity of less than one year.

See accompanying notes to the financial statements.

113

ProFund VP Short Small-Cap

The ProFund VP Short Small-Cap seeks daily investment results, before fees and expenses, that correspond to the inverse of the daily performance of the Russell 2000® Index. For the year ended December 31, 2003, the Fund had a total return of -34.52%1, compared to a return of 45.37%2 for the Index. For the year, the Fund achieved an average daily statistical correlation of over 0.99 to inverse the daily performance of the Index.3

The Fund applies a mathematical approach to investing. In doing so it takes positions in securities and/or financial instruments that, in combination, should have similar daily return characteristics as the inverse of the Index. The Russell 2000 Index is a measure of small-cap U.S. stock market performance. It is an adjusted market capitalization weighted index containing approximately 2000 of the smallest companies in the Russell 3000 Index or approximately 8% of the total market capitalization of the Russell 3000 Index, which in turn represents approximately 98% of the investable U.S. equity market.

The Russell 2000 Index well outpaced large-cap benchmarks such as the S&P 500 in 2003. As a whole, small-cap stocks were amongst performance leaders in 2003 as they benefited from decreasing credit spreads and the resulting reduction in their cost of debt. Small cap stocks also seemed to be less negatively impacted by terrorism fears as they typically are not considered as likely to be terrorist targets. The outperformance of small-cap stocks over large-cap stocks is typical in the early recovery phase of an economic cycle. Since this Fund is designed to have inverse (negative) daily correlation to the benchmark index, it was inversely affected by the daily performance of the index and the factors affecting the index.

Value of a $10,000 Investment*

* The line graph represents historical performance of a hypothetical investment of $10,000 in the ProFund VP Short Small-Cap from September 3, 2002 to December 31, 2003 assuming the reinvestment of distributions.

Average Annual Total Return as of 12/31/031

	1 Year	Since Inception (9/3/02)

ProFund VP Short Small-Cap	(34.52)%	(29.65)%

Russell 2000 Index	45.37%	33.64%

1 Past performance does not guarantee future results. Total return calculations assume the reinvestment of distributions and do not reflect the effect of taxes. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and net asset value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. During the period, certain fees were reduced. If such fee reductions had not occurred, the quoted performance would be lower. Performance numbers are net of all Fund expenses but do not include any insurance, sales, or administrative charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower.

2 The Russell 2000 Index is a price return index and does not reflect the reinvestment of dividends, the impact of transaction costs, nor the deduction of expenses associated with a mutual fund such as investment management and accounting fees. It is not possible to invest directly in an index. The Fund’s performance does reflect the reinvestment of dividends, the impact of transaction costs and the deduction of fees and expenses.

3 1.00 equals perfect correlation.

The above information is not covered by the Report of Independent Auditors.

114

PROFUNDS VP ProFund VP Short Small-Cap	Schedule of Portfolio Investments December 31, 2003

U.S. Government Agency Obligations (39.2%)

	Principal Amount	Value
Federal Home Loan Bank, 0.50%, 01/02/04	$24,000	$23,999
Federal National Mortgage Association, 0.50%, 01/02/04	25,000	25,000

TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS (Cost $48,999)		48,999

U.S. Treasury Obligations (19.2%)
U.S. Treasury Bills, 0.50%, 01/02/04	24,000	24,000

TOTAL U.S. TREASURY OBLIGATIONS (Cost $24,000)		24,000

Repurchase Agreements (38.4%)
State Street Bank, 0.70%, 01/02/04, dated 12/31/03, with maturity value of $24,001 (Fully collateralized by a Federal Home Loan Mortgage Security)	24,000	24,000
UBS Bank, 0.70%, 01/02/04, dated 12/31/03, with maturity value of $24,001 (Fully collateralized by a Federal National Mortgage Association Security)	24,000	24,000

TOTAL REPURCHASE AGREEMENTS (Cost $48,000)		48,000

Options Purchased(NM)

	Contracts	Value
Russell 2000 Futures Call Option expiring January 2004 @ $900	10	$70

TOTAL OPTIONS PURCHASED (Cost $295)		70

TOTAL INVESTMENT SECURITIES (Cost $121,294)—96.8%		121,069
Net other assets (liabilities)—3.2%		3,950

NET ASSETS—100.0%		$125,019

Swap Agreements

	Units	Unrealized Appreciation (Depreciation)
Equity Index Swap Agreement based on the Russell 2000 Index expiring 03/26/04 (Underlying notional amount at value $64,046)	(115)	$(318)
Equity Index Swap Agreement based on the Russell 2000 Index expiring 02/27/04 (Underlying notional amount at value $60,765)	(109)	(263)

NM	Not meaningful, amount is less than 0.05%.

See accompanying notes to the financial statements.

115

PROFUNDS VP

ProFund VP Short Small-Cap

Statement of Assets and Liabilities

December 31, 2003
Assets:
Investment securities, at value (cost $73,294)	$73,069
Repurchase agreements, at cost	48,000

Total Investments	121,069
Cash	876
Interest receivable	1
Receivable from Advisor	6,310
Prepaid expenses	10

Total Assets	128,266

Liabilities:
Payable for capital shares redeemed	6
Unrealized depreciation on swap agreements	581
Administration fees payable	9
Administrative services fees payable	5
Distribution fees payable	315
Other accrued expenses	2,331

Total Liabilities	3,247

Net Assets	$125,019

Net Assets consist of:
Capital	$1,579,006
Accumulated net investment income (loss)	1
Accumulated net realized gains (losses) on investments	(1,453,182)
Net unrealized appreciation (depreciation) on investments	(806)

Net Assets	$125,019

Shares of Beneficial Interest Outstanding	6,644

Net Asset Value (offering and redemption price per share)	$18.82

Statement of Operations

For the year ended December 31, 2003
Investment Income:
Interest	$10,541

Expenses:
Advisory fees	6,721
Management services fees	1,344
Administration fees	360
Transfer agency and administrative service fees	1,006
Distribution fees	1,752
Custody fees	11,757
Fund accounting fees	666
Other fees	638

Total Gross Expenses before reductions	24,244
Less Expenses reduced by the Advisor	(6,573)

Total Net Expenses	17,671

Net Investment Income (Loss)	(7,130)

Realized and Unrealized Gains (Losses) on Investments:
Net realized gains (losses) on investment securities	(280)
Net realized gains (losses) on futures contracts	(72,368)
Net realized gains (losses) on swap agreements	(702,144)
Change in net unrealized appreciation/depreciation on investments	453

Net Realized and Unrealized Gains (Losses) on Investments	(774,339)

Change in Net Assets Resulting from Operations	$(781,469)

See accompanying notes to the financial statements.

116

PROFUNDS VP

ProFund VP Short Small-Cap

Statements of Changes in Net Assets

	For the year ended December 31, 2003	For the period September 3, 2002(a) through December 31, 2002
From Investment Activities:
Operations:
Net investment income (loss)	$(7,130)	$(1,223)
Net realized gains (losses) on investments	(774,792)	(679,404)
Change in net unrealized appreciation/depreciation on investments	453	(1,259)

Change in net assets resulting from operations	(781,469)	(681,886)

Capital Transactions:
Proceeds from shares issued	172,036,987	93,563,329
Cost of shares redeemed	(173,303,427)	(90,708,515)

Change in net assets resulting from capital transactions	(1,266,440)	2,854,814

Change in net assets	(2,047,909)	2,172,928
Net Assets:
Beginning of period	2,172,928	—

End of period	$125,019	$2,172,928

Accumulated net investment income (loss)	$1	$(5)

Share Transactions:
Issued	6,877,518	3,127,740
Redeemed	(6,946,480)	(3,052,134)

Change in shares	(68,962)	75,606

(a)	Commencement of operations

See accompanying notes to the financial statements.

117

PROFUNDS VP

ProFund VP Short Small-Cap

Financial Highlights

Selected data for a share of beneficial interest outstanding throughout the periods indicated.

	For the year ended December 31, 2003		For the period September 3, 2002(a) through December 31, 2002
Net Asset Value, Beginning of Period	$28.74		$30.00

Investment Activities:
Net investment income (loss)	(0.20	)(b)	(0.02	)(b)
Net realized and unrealized gains (losses) on investments	(9.72)		(1.24)

Total income (loss) from investment activities	(9.92)		(1.26)

Net Asset Value, End of Period	$18.82		$28.74

Total Return	(34.52)%		(4.20	)%(c)
Ratios to Average Net Assets:
Gross expenses(d)	2.71%		1.73%
Net expenses(d)	1.98%		1.73%
Net investment income (loss)(d)	(0.80)%		(0.23)%
Supplemental Data:
Net assets, end of period (000’s)	$125		$2,173
Portfolio turnover rate(e)	—		—

(a)	Commencement of operations
(b)	Per share net investment income (loss) has been calculated using the daily average shares method.
(c)	Not annualized for periods less than one year.
(d)	Annualized for periods less than one year.
(e)	Portfolio turnover rate is calculated without regard to instruments (including options, swap agreements and futures contracts) having a maturity of less than one year.

See accompanying notes to the financial statements.

118

ProFund VP Short OTC

The ProFund VP Short OTC seeks daily investment results, before fees and expenses, that correspond to the inverse of the daily performance of the NASDAQ-100® Index. For the year ended December 31, 2003, the Fund had a total return of –37.31%1, compared to a return of 49.12%2 for the Index. For the year, the Fund achieved an average daily statistical correlation of over 0.99 to the inverse of the daily performance of the Index.3

The Fund applies a mathematical approach to investing. In doing so it takes positions in securities and/or financial instruments that, in combination, should have similar daily return characteristics as the inverse of the Index. The NASDAQ-100 Index represents the largest non-financial domestic and international issues listed on The NASDAQ Stock Market. To be eligible for inclusion companies cannot be in bankruptcy proceedings and must meet certain additional criteria including minimum trading volume and “seasoning,” requirements. The Index is calculated under a modified capitalization-weighted methodology.

The NASDAQ-100 Index stayed true to form in 2003 with a 44% technology allocation. This heavy weighting in technology, as well as in mid-cap issues, allowed the index to beat the broader market indices such as the S&P 500. This index is typically much more sensitive to changes in the economy than are the broader indices, such that it tends to outperform in years that the broader market does well, and underperform in years that the broader market does poorly. This year was no exception. Of the ten highest weighted constituents of the Index at the beginning of the year, the top performer in terms of stock price return was Intel Corp (+105.85%) while the worst was Microsoft Corp. (+5.88%). Since this Fund is designed to have inverse (negative) daily correlation to the benchmark index, it was inversely affected by the daily performance of the index and the factors affecting the index.

Value of a $10,000 Investment*

* The line graph represents historical performance of a hypothetical investment of $10,000 in the ProFund VP Short OTC from May 1, 2002 to December 31, 2003 assuming the reinvestment of distributions.

Average Annual Total Return as of 12/31/031

	1 Year	Since Inception (5/1/02)

ProFund VP Short OTC	(37.31)%	(19.43)%

NASDAQ-100 Index	49.12%	9.20%

1 Past performance does not guarantee future results. Total return calculations assume the reinvestment of distributions and do not reflect the effect of taxes. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and net asset value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. During the period, certain fees were reduced. If such fee reductions had not occurred, the quoted performance would be lower. Performance numbers are net of all Fund expenses but do not include any insurance, sales, or administrative charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower.

2 The NASDAQ-100 Index is a price return index and does not reflect the reinvestment of dividends, the impact of transaction costs, nor the deduction of expenses associated with a mutual fund such as investment management and accounting fees. It is not possible to invest directly in an index. The Fund’s performance does reflect the reinvestment of dividends, the impact of transaction costs and the deduction of fees and expenses.

3 1.00 equals perfect correlation.

The above information is not covered by the Report of Independent Auditors.

119

PROFUNDS VP ProFund VP Short OTC	Schedule of Portfolio Investments December 31, 2003

U.S. Government Agency Obligations (32.7%)

	Principal Amount	Value
Federal Home Loan Bank, 0.50%, 01/02/04	$5,164,000	$5,163,929
Federal National Mortgage Association, 0.50%, 01/02/04	5,164,000	5,163,928

TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS (Cost $10,327,857)		10,327,857

U.S. Treasury Obligations (16.4%)
U.S. Treasury Bills, 0.50%, 01/02/04	5,164,000	5,163,928

TOTAL U.S. TREASURY OBLIGATIONS (Cost $5,163,928)		5,163,928

Repurchase Agreements (32.8%)
State Street Bank, 0.70%, 01/02/04, dated 12/31/03, with maturity value of $5,161,201 (Fully collateralized by a Federal Home Loan Mortgage Security)	5,161,000	5,161,000
UBS Bank, 0.70%, 01/02/04, dated 12/31/03, with maturity value of $5,164,201 (Fully collateralized by a Federal National Mortgage Association Security)	5,164,000	5,164,000

TOTAL REPURCHASE AGREEMENTS (Cost $10,325,000)		10,325,000

Options Purchased(NM)

	Contracts
NASDAQ Futures Call Option expiring January 2004 @ $2,400	70	182

TOTAL OPTIONS PURCHASED (Cost $665)		182

TOTAL INVESTMENT SECURITIES (Cost $25,817,450)—81.9%		25,816,967
Net other assets (liabilities)—18.1%		5,707,216

NET ASSETS—100.0%		$31,524,183

Futures Contracts Sold

	Contracts	Unrealized Appreciation (Depreciation)
E-Mini NASDAQ Futures Contract expiring March 2004 (Underlying face amount at value $1,171,200)	40	$1,910
NASDAQ Futures Contract expiring March 2004 (Underlying face amount at value $7,466,400)	51	(72,230)
Swap Agreements

	Units	Unrealized Appreciation (Depreciation)
Equity Index Swap Agreement based on the NASDAQ-100 Index expiring 03/01/04 (Underlying notional amount at value $7,096,708)	(4,835)	$(69,661)
Equity Index Swap Agreement based on the NASDAQ-100 Index expiring 01/27/04 (Underlying notional amount at value $7,604,439)	(5,180)	(134,410)
Equity Index Swap Agreement based on the NASDAQ-100 Index expiring 03/26/04 (Underlying notional amount at value $8,228,615)	(5,606)	(115,964)

NM	Not meaningful, amount is less than 0.05%.

See accompanying notes to the financial statements.

120

PROFUNDS VP

ProFund VP Short OTC

Statement of Assets and Liabilities

December 31, 2003
Assets:
Investment securities, at value (cost $15,492,450)	$15,491,967
Repurchase agreements, at amortized cost	10,325,000

Total Investments	25,816,967
Cash	27,003
Segregated cash balances with brokers for futures contracts	356,426
Interest receivable	201
Receivable for capital shares issued	5,687,569
Variation margin on futures contracts	14,503
Prepaid expenses	438

Total Assets	31,903,107

Liabilities:
Payable for capital shares redeemed	80
Unrealized depreciation on swap agreements	320,035
Advisory fees payable	20,761
Management services fees payable	4,152
Administration fees payable	1,049
Administrative services fees payable	11,312
Distribution fees payable	6,168
Other accrued expenses	15,367

Total Liabilities	378,924

Net Assets	$31,524,183

Net Assets consist of:
Capital	$54,560,733
Accumulated net realized gains (losses) on investments	(22,645,712)
Net unrealized appreciation (depreciation) on investments	(390,838)

Net Assets	$31,524,183

Shares of Beneficial Interest Outstanding	1,522,291

Net Asset Value (offering and redemption price per share)	$20.71

Statement of Operations

For the year ended December 31, 2003
Investment Income:
Interest	$398,764

Expenses:
Advisory fees	286,937
Management services fees	57,388
Administration fees	18,267
Transfer agency and administrative service fees	215,454
Distribution fees	95,149
Custody fees	30,092
Fund accounting fees	31,141
Other fees	25,637

Total Gross Expenses before reductions	760,065
Less Expenses reduced by the Advisor	(4,459)

Total Net Expenses	755,606

Net Investment Income (Loss)	(356,842)

Realized and Unrealized Gains (Losses) on Investments:
Net realized gains (losses) on investment securities	47,493
Net realized gains (losses) on futures contracts	(1,047,588)
Net realized gains (losses) on swap agreements	(18,897,406)
Change in net unrealized appreciation/depreciation on investments	(636,014)

Net Realized and Unrealized Gains (Losses) on Investments	(20,533,515)

Change in Net Assets Resulting from Operations	$(20,890,357)

See accompanying notes to the financial statements.

121

PROFUNDS VP

ProFund VP Short OTC

Statements of Changes in Net Assets

	For the year ended December 31, 2003	For the period May 1, 2002(a) through December 31, 2002
From Investment Activities:
Operations:
Net investment income (loss)	$(356,842)	$(83,806)
Net realized gains (losses) on investments	(19,897,501)	(2,439,654)
Change in net unrealized appreciation/depreciation on investments	(636,014)	245,176

Change in net assets resulting from operations	(20,890,357)	(2,278,284)

Distributions to Shareholders From:
Net investment income	(266,897)	—

Change in net assets resulting from distributions	(266,897)	—

Capital Transactions:
Proceeds from shares issued	948,969,666	432,051,198
Dividends reinvested	266,897	—
Cost of shares redeemed	(910,585,343)	(415,742,697)

Change in net assets resulting from capital transactions	38,651,220	16,308,501

Change in net assets	17,493,966	14,030,217
Net Assets:
Beginning of period	14,030,217	—

End of period	$31,524,183	$14,030,217

Accumulated net investment income (loss)	$—	$266,124

Share Transactions:
Issued	36,303,630	12,634,107
Reinvested	12,715	—
Redeemed	(35,214,488)	(12,213,673)

Change in shares	1,101,857	420,434

(a)	Commencement of operations

See accompanying notes to the financial statements.

122

PROFUNDS VP

ProFund VP Short OTC

Financial Highlights

Selected data for a share of beneficial interest outstanding throughout the periods indicated.

	For the year ended December 31, 2003		For the period May 1, 2002(a) through December 31, 2002
Net Asset Value, Beginning of Period	$33.37		$30.00

Investment Activities:
Net investment income (loss)	(0.24	)(b)	(0.09	)(b)
Net realized and unrealized gains (losses) on investments	(12.21)		3.46	(c)

Total income (loss) from investment activities	(12.45)		3.37

Distributions to Shareholders From:
Net investment income	(0.21)		—

Net Asset Value, End of Period	$20.71		$33.37

Total Return	(37.31)%		11.23	%(d)
Ratios to Average Net Assets:
Gross expenses(e)	1.99%		1.96%
Net expenses(e)	1.98%		1.96%
Net investment income (loss)(e)	(0.93)%		(0.39)%
Supplemental Data:
Net assets, end of period (000’s)	$31,524		$14,030
Portfolio turnover rate(f)	—		—

(a)	Commencement of operations
(b)	Per share net investment income (loss) has been calculated using the daily average shares method.
(c)	The amount shown for a share outstanding throughout the period does not accord with the change in aggregate gains and losses in the portfolio of securities during the period because of the timing of sales and purchases of fund shares in relation to fluctuating market values during the period.
(d)	Not annualized for periods less than one year.
(e)	Annualized for periods less than one year.
(f)	Portfolio turnover rate is calculated without regard to instruments (including options, swap agreements and futures contracts) having a maturity of less than one year.

See accompanying notes to the financial statements.

123

ProFund VP Banks

The ProFund VP Banks seeks daily investment results, before fees and expenses, that correspond to the daily performance of the Dow Jones U.S. Banks Index. For the year ended December 31, 2003, the Fund had a total return of 29.39%1, compared to a return of 28.66%2 for the Index. For the year, the Fund achieved an average daily statistical correlation of over 0.99 to the daily performance of the Index.3

The Fund applies a mathematical approach to investing. In doing so it takes positions in securities and/or financial instruments that, in combination, should have similar daily return characteristics as the Index. The Dow Jones U.S. Banks Index measures the performance of the banking industry of the U.S. equity market. Component companies include all regional and major U.S. domiciled international banks, savings and loans, savings banks, thrifts, and building associations and societies. Investment and merchant banks are excluded

The performance of the Dow Jones U.S. Banks Index (and thus the Fund) was favorably impacted by the ability of component banks to use favorable interest rate spreads to take advantage of the lending and mortgage business and increase revenues from the previous year. The market uncertainty during the first half of the year caused investors to be a bit apprehensive which increased bank deposits. Of the ten highest weighted constituents of the Index at the beginning of the year, the top performer in terms of stock price return was FleetBoston Financial Corp. (+79.63%) while the worst was Fifth Third Bancorp (+0.94%).

Value of a $10,000 Investment*

* The line graph represents historical performance of a hypothetical investment of $10,000 in the ProFund VP Banks from May 1, 2002 to December 31, 2003 assuming the reinvestment of distributions.

Average Annual Total Return as of 12/31/031

	1 Year	Since Inception (5/1/02)

ProFund VP Banks	29.39%	7.06%

Dow Jones U.S. Banks Index	28.66%	6.49%

S&P 500 Index	26.38%	1.40%

1 Past performance does not guarantee future results. Total return calculations assume the reinvestment of distributions and do not reflect the effect of taxes. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and net asset value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. During the period, certain fees were reduced. If such fee reductions had not occurred, the quoted performance would be lower. Performance numbers are net of all Fund expenses but do not include any insurance, sales, or administrative charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower.

2 The Dow Jones U.S. Banks Index is a price return index and does not reflect the reinvestment of dividends, the impact of transaction costs, nor the deduction of expenses associated with a mutual fund such as investment management and accounting fees. It is not possible to invest directly in an index. The Fund’s performance does reflect the reinvestment of dividends, the impact of transaction costs and the deduction of fees and expenses.

3 1.00 equals perfect correlation.

4 The S&P 500 Index is an unmanaged index that consists of the common stocks of 500 major U.S. corporations selected for their size and the frequency and ease with which their stocks trade.

The above information is not covered by the Report of Independent Auditors.

124

PROFUNDS VP ProFund VP Banks	Schedule of Portfolio Investments December 31, 2003

Common Stocks (99.6%)

	Shares	Value
Amcore Financial, Inc.	147	$3,972
AmSouth Bancorp	2,107	51,622
Anchor BanCorp Wisconsin, Inc.	147	3,660
Associated Banc Corp.	392	16,719
Astoria Financial Corp.	441	16,405
BancorpSouth, Inc.	441	10,461
Bank of America Corp.	8,918	717,274
Bank of Hawaii Corp.	343	14,475
Bank of New York Company, Inc.	4,655	154,173
Bank One Corp.	6,713	306,045
Banknorth Group, Inc.	980	31,879
Bay View Capital Corp.	392	839
BB&T Corp.	3,283	126,855
BSB Bancorp, Inc.	49	1,936
Charter One Financial, Inc.	1,323	45,710
Chittenden Corp.	196	6,593
Citizens Banking Corp.	245	8,016
City National Corp.	245	15,219
Colonial BancGroup, Inc.	735	12,730
Comerica, Inc.	980	54,939
Commerce Bancorp, Inc.	441	23,232
Commerce Bancshares, Inc.	392	19,216
Commercial Federal Corp.	245	6,544
Community First Bankshares, Inc.	245	7,090
Compass Bancshares, Inc.	735	28,893
Cullen/Frost Bankers, Inc.	294	11,928
Dime Community Bancshares, Inc.	147	4,522
Downey Financial Corp.	147	7,247
East-West Bancorp, Inc.	147	7,891
F.N.B. Corp.	294	10,422
Fifth Third Bancorp	2,891	170,857
First BanCorp.	245	9,690
First Midwest Bancorp, Inc.	294	9,529
First Niagara Financial Group, Inc.	392	5,845
First Sentinel Bancorp, Inc.	147	3,096
First Tennessee National Corp.	735	32,414
FirstFed Financial Corp.*	98	4,263
FirstMerit Corp.	441	11,894
Fleet Boston Financial Corp.	6,321	275,911
Fremont General Corp.	392	6,629
Fulton Financial Corp.	637	13,957
Golden West Financial Corp.	784	80,901
Greater Bay Bancorp	294	8,373
GreenPoint Financial Corp.	686	24,230
Harbor Florida Bancshares, Inc.	147	4,367
Hibernia Corp.	931	21,888
Hudson City Bancorp, Inc.	392	14,967
Hudson United Bancorp	245	9,053
Huntington Bancshares, Inc.	1,323	29,768
Independence Community Bank Corp.	294	10,575
IndyMac Bancorp, Inc.	343	10,218
J.P. Morgan Chase & Co.	12,250	449,943
KeyCorp	2,499	73,271
M&T Bank Corp.	539	52,984
MAF Bancorp, Inc.	196	8,212
Marshall & Ilsley Corp.	1,274	48,731
Mercantile Bankshares Corp.	490	22,334
National City Corp.	3,332	113,088
National Commerce Financial Corp.	1,225	33,418
Net.B@nk, Inc.	294	3,925

Common Stocks, continued

	Shares	Value
New York Community Bancorp	1,078	$41,018
North Fork Bancorp, Inc.	931	37,678
Northern Trust Corp.	1,225	56,865
OceanFirst Financial Corp.	49	1,331
Old National Bancorp	392	8,957
Pacific Capital Bancorp	196	7,217
Park National Corp.	49	5,544
People’s Bank	392	12,779
PFF Bancorp, Inc.	98	3,555
PNC Financial Services Group	1,666	91,180
Popular, Inc.	735	33,031
Provident Bankshares Corp.	147	4,328
Provident Financial Group, Inc.	196	6,262
Provident Financial Services, Inc.	392	7,409
Regions Financial Corp.	1,323	49,216
Republic Bancorp, Inc.	393	5,302
Silicon Valley Bancshares*	196	7,070
Sky Financial Group, Inc.	539	13,982
South Financial Group, Inc.	343	9,556
SouthTrust Corp.	2,009	65,755
Southwest Bancorporation of Texas, Inc.	196	7,615
Sovereign Bancorp, Inc.	1,764	41,895
Staten Island Bancorp, Inc.	294	6,615
Sterling Bancshares, Inc.	245	3,266
SunTrust Banks, Inc.	1,470	105,105
Susquehanna Bancshares, Inc.	245	6,127
Synovus Financial Corp.	1,519	43,929
TCF Financial Corp.	392	20,129
Texas Regional Bancshares, Inc.— Class A	147	5,439
TrustCo Bank Corp. NY	441	5,799
Trustmark Corp.	294	8,605
U.S. Bancorp	11,564	344,375
UCBH Holdings, Inc.	294	11,457
Union Planters Corp.	1,127	35,489
UnionBanCal Corp.	294	16,917
United Bankshares, Inc.	245	7,644
Valley National Bancorp	539	15,739
W Holding Co., Inc.	502	9,342
Wachovia Corp.	7,938	369,830
Washington Federal, Inc.	441	12,524
Washington Mutual, Inc.	5,390	216,247
Webster Financial Corp.	294	13,483
Wells Fargo & Co.	10,143	597,320
Westamerica Bancorporation	196	9,741
Whitney Holding Corp.	245	10,043
Wilmington Trust Corp.	392	14,112
Zions Bancorp	539	33,057

TOTAL COMMON STOCKS (Cost $4,423,769)		5,730,717

See accompanying notes to the financial statements.

125

PROFUNDS VP ProFund VP Banks	Schedule of Portfolio Investments December 31, 2003

U.S. Government Agency Obligations (0.7%)

	Principal Amount	Value
Federal National Mortgage Association, 0.50%, 01/02/04	$43,000	$42,999

TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS (Cost $42,999)		42,999

TOTAL INVESTMENT SECURITIES (Cost $4,466,768)—100.3%		5,773,716
Net other assets (liabilities)—(0.3)%		(14,990)

NET ASSETS—100.0%		$5,758,726

*	Non-income producing security

See accompanying notes to the financial statements.

126

PROFUNDS VP

ProFund VP Banks

Statement of Assets and Liabilities

December 31, 2003
Assets:
Investment securities, at value (cost $4,466,768)	$5,773,716
Cash	976
Dividends and interest receivable	15,017
Prepaid expenses	34

Total Assets	5,789,743

Liabilities:
Payable for capital shares redeemed	16,838
Advisory fees payable	3,419
Management services fees payable	684
Administration fees payable	257
Administrative services fees payable	2,845
Distribution fees payable	1,423
Other accrued expenses	5,551

Total Liabilities	31,017

Net Assets	$5,758,726

Net Assets consist of:
Capital	$7,461,565
Accumulated net investment income (loss)	72,674
Accumulated net realized gains (losses) on investments	(3,082,461)
Net unrealized appreciation (depreciation) on investments	1,306,948

Net Assets	$5,758,726

Shares of Beneficial Interest Outstanding	173,942

Net Asset Value (offering and redemption price per share)	$33.11

Statement of Operations

For the year ended December 31, 2003
Investment Income:
Dividends	$182,813
Interest	195

Total Investment Income	183,008

Expenses:
Advisory fees	41,841
Management services fees	8,368
Administration fees	2,647
Transfer agency and administrative service fees	32,704
Distribution fees	13,947
Custody fees	18,921
Fund accounting fees	5,147
Other fees	4,545

Total Gross Expenses before reductions	128,120
Less Expenses reduced by the Advisor	(17,786)

Total Net Expenses	110,334

Net Investment Income (Loss)	72,674

Realized and Unrealized Gains (Losses) on Investments:
Net realized gains (losses) on investment securities	(87,178)
Change in net unrealized appreciation/depreciation on investments	851,679

Net Realized and Unrealized Gains (Losses) on Investments	764,501

Change in Net Assets Resulting from Operations	$837,175

See accompanying notes to the financial statements.

127

PROFUNDS VP

ProFund VP Banks

Statements of Changes in Net Assets

	For the year ended December 31, 2003	For the period May 1, 2002(a) through December 31, 2002
From Investment Activities:
Operations:
Net investment income (loss)	$72,674	$80,892
Net realized gains (losses) on investments	(87,178)	(2,995,283)
Change in net unrealized appreciation/depreciation on investments	851,679	455,269

Change in net assets resulting from operations	837,175	(2,459,122)

Distributions to Shareholders From:
Net investment income	(85,845)	—

Change in net assets resulting from distributions	(85,845)	—

Capital Transactions:
Proceeds from shares issued	80,378,851	122,686,766
Dividends reinvested	85,845	—
Cost of shares redeemed	(81,239,789)	(114,445,155)

Change in net assets resulting from capital transactions	(775,093)	8,241,611

Change in net assets	(23,763)	5,782,489
Net Assets:
Beginning of period	5,782,489	—

End of period	$5,758,726	$5,782,489

Accumulated net investment income (loss)	$72,674	$85,845

Share Transactions:
Issued	2,810,706	4,414,472
Reinvested	2,624	—
Redeemed	(2,861,922)	(4,191,938)

Change in shares	(48,592)	222,534

(a)	Commencement of operations

See accompanying notes to the financial statements.

128

PROFUNDS VP

ProFund VP Banks

Financial Highlights

Selected data for a share of beneficial interest outstanding throughout the periods indicated.

	For the year ended December 31, 2003	For the period May 1, 2002(a) through December 31, 2002
Net Asset Value, Beginning of Period	$25.98	$30.00

Investment Activities:
Net investment income (loss)	0.38 (b)	0.19	(b)
Net realized and unrealized gains (losses) on investments	7.25	(4.21)

Total income (loss) from investment activities	7.63	(4.02)

Distributions to Shareholders From:
Net investment income	(0.50)	—

Net Asset Value, End of Period	$33.11	$25.98

Total Return	29.39%	(13.40	)%(c)
Ratios to Average Net Assets:
Gross expenses(d)	2.30%	2.11%
Net expenses(d)	1.98%	1.98%
Net investment income (loss)(d)	1.30%	1.06%
Supplemental Data:
Net assets, end of period (000’s)	$5,759	$5,782
Portfolio turnover rate(e)	1,457%	1,183	%(c)

(a)	Commencement of operations
(b)	Per share net investment income (loss) has been calculated using the daily average shares method.
(c)	Not annualized for periods less than one year.
(d)	Annualized for periods less than one year.
(e)	Portfolio turnover rate is calculated without regard to instruments (including options, swap agreements and futures contracts) having a maturity of less than one year.

See accompanying notes to the financial statements.

129

ProFund VP Basic Materials

The ProFund VP Basic Materials seeks daily investment results, before fees and expenses, that correspond to the daily performance of the Dow Jones U.S. Basic Materials Sector Index. For the year ended December 31, 2003, the Fund had a total return of 31.58%1, compared to a return of 32.22%2 for the Index. For the year, the Fund achieved an average daily statistical correlation of over 0.99 to the daily performance of the Index.3

The Fund applies a mathematical approach to investing. In doing so it takes positions in securities and/or financial instruments that, in combination, should have similar daily return characteristics as the Index. The Dow Jones U.S. Basic Materials Sector Index measures the performance of the basic materials economic sector of the U.S. equity market. Component companies are involved in the production of aluminum, commodity chemicals, specialty chemicals, forest products, non-ferrous metals, paper products, precious metals and steel.

The performance of the Dow Jones U.S. Basic Materials Sector Index (and thus the Fund) benefited from worldwide economic growth. Lower raw materials costs and better operating conditions were favorable as the increased demand for chemical products and metals had a positive impact in 2003. Of the ten highest weighted constituents of the Index at the beginning of the year, the top performer in terms of stock price return was Newmont Mining Corp (+67.45%) and the worst was Avery Dennison Corp. (-8.28%).

Value of a $10,000 Investment*

* The line graph represents historical performance of a hypothetical investment of $10,000 in the ProFund VP Basic Materials from May 1, 2002 to December 31, 2003 assuming the reinvestment of distributions.

Average Annual Total Return as of 12/31/031

	1 Year	Since Inception (5/1/02)

ProFund VP Basic Materials	31.58%	7.34%

Dow Jones U.S. Basic Materials Index	32.22%	7.82%

S&P 500 Index	26.38%	1.40%

1 Past performance does not guarantee future results. Total return calculations assume the reinvestment of distributions and do not reflect the effect of taxes. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and net asset value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. During the period, certain fees were reduced. If such fee reductions had not occurred, the quoted performance would be lower. Performance numbers are net of all Fund expenses but do not include any insurance, sales, or administrative charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower.

2 The Dow Jones U.S. Basic Materials Index is a price return index and does not reflect the reinvestment of dividends, the impact of transaction costs, nor the deduction of expenses associated with a mutual fund such as investment management and accounting fees. It is not possible to invest directly in an index. The Fund’s performance does reflect the reinvestment of dividends, the impact of transaction costs and the deduction of fees and expenses.

3 1.00 equals perfect correlation.

4 The S&P 500 Index is an unmanaged index that consists of the common stocks of 500 major U.S. corporations selected for their size and the frequency and ease with which their stocks trade.

The above information is not covered by the Report of Independent Auditors.

130

PROFUNDS VP ProFund VP Basic Materials	Schedule of Portfolio Investments December 31, 2003

Common Stocks (100.1%)

	Shares	Value
Air Products & Chemicals, Inc.	34,188	$1,806,152
Airgas, Inc.	10,164	218,323
AK Steel Holding Corp.*	16,632	84,823
Albemarle Corp.	5,082	152,308
Alcoa, Inc.	139,062	5,284,355
Allegheny Technologies, Inc.	10,626	140,476
Avery Dennison Corp.	15,708	879,962
Boise Cascade Corp.	13,860	455,440
Bowater, Inc.	8,778	406,509
Cabot Corp.	9,702	308,912
Cabot Microelectronics Corp.*	4,158	203,742
Cambrex Corp.	3,696	93,361
Caraustar Industries, Inc.*	4,620	63,756
Carpenter Technology Corp.	3,234	95,629
Cleveland-Cliffs, Inc.*	1,848	94,156
Crompton Corp.	18,018	129,189
Cytec Industries, Inc.*	6,006	230,570
Dow Chemical Co.	147,840	6,145,709
Du Pont (E.I.) de Nemours	160,314	7,356,808
Eastman Chemical Co.	12,474	493,097
Ecolab, Inc.	29,568	809,276
Engelhard Corp.	20,328	608,824
Ferro Corp.	6,468	175,994
FMC Corp.*	5,544	189,217
Freeport-McMoRan Copper & Gold, Inc.— Class B	23,100	973,203
Fuller (H. B.) Co.	4,620	137,399
Georgia Gulf Corp.	5,082	146,768
Georgia Pacific Corp.	36,036	1,105,224
Great Lakes Chemical Corp.	6,930	188,427
Hercules, Inc.*	16,170	197,274
IMC Global, Inc.	16,632	165,156
International Flavors & Fragrances, Inc.	12,936	451,725
International Paper Co.	77,154	3,326,109
Louisiana-Pacific Corp.*	16,170	289,120
Lubrizol Corp.	8,316	270,436
Lyondell Chemical Co.	26,334	446,361
Macdermid, Inc.	3,696	126,551
MeadWestvaco Corp.	32,340	962,115

Common Stocks, continued

	Shares	Value
Meridian Gold, Inc.*	15,708	$229,494
Millennium Chemicals, Inc.	10,164	128,880
Minerals Technologies, Inc.	3,234	191,615
Newmont Mining Corp.	62,832	3,054,264
Nucor Corp.	11,550	646,800
Olin Corp.	9,240	185,354
OM Group, Inc.*	4,620	120,998
Phelps Dodge Corp.*	14,322	1,089,761
Pope & Talbot, Inc.	2,310	40,679
Potlatch Corp.	4,620	160,637
PPG Industries, Inc.	27,258	1,745,057
Praxair, Inc.	52,206	1,994,269
Rayonier, Inc.	8,316	345,197
Rohm & Haas Co.	23,100	986,601
RPM, Inc.	18,480	304,181
RTI International Metals, Inc.*	3,234	54,558
Ryerson Tull, Inc.	3,696	42,319
Schulman (A.), Inc.	4,620	98,498
Sigma-Aldrich Corp.	9,702	554,760
Stillwater Mining Co.*	6,930	66,320
Tredegar Corp.	3,696	57,399
United States Steel Corp.	16,632	582,453
Valspar Corp.	7,392	365,313
Wausau-Mosinee Paper Corp.	7,854	106,186
WD-40 Co.	2,772	98,018
Wellman, Inc.	5,082	51,887
Weyerhaeuser Co.	35,112	2,247,168
Worthington Industries, Inc.	11,088	199,917

TOTAL COMMON STOCKS (Cost $46,460,822)		50,961,039

TOTAL INVESTMENT SECURITIES (Cost $46,460,822)—100.1%		50,961,039
Net other assets (liabilities)—(0.1)%		(32,293)

NET ASSETS—100.0%		$50,928,746

*	Non-income producing security

See accompanying notes to the financial statements.

131

PROFUNDS VP

ProFund VP Basic Materials

Statement of Assets and Liabilities

December 31, 2003
Assets:
Investment securities, at value (cost $46,460,822)	$50,961,039
Dividends and interest receivable	88,459
Receivable for investments sold	2,871,635
Prepaid expenses	56

Total Assets	53,921,189

Liabilities:
Cash overdraft	29,181
Payable for investments purchased	10,064
Payable for capital shares redeemed	2,879,562
Advisory fees payable	28,837
Management services fees payable	5,768
Administration fees payable	1,608
Administrative services fees payable	17,744
Distribution fees payable	8,872
Other accrued expenses	10,807

Total Liabilities	2,992,443

Net Assets	$50,928,746

Net Assets consist of:
Capital	$47,752,876
Accumulated net investment income (loss)	73,537
Accumulated net realized gains (losses) on investments	(1,397,884)
Net unrealized appreciation (depreciation) on investments	4,500,217

Net Assets	$50,928,746

Shares of Beneficial Interest Outstanding	1,509,284

Net Asset Value (offering and redemption price per share)	$33.74

Statement of Operations

For the year ended December 31, 2003
Investment Income:
Dividends	$267,257
Interest	136

Total Investment Income	267,393

Expenses:
Advisory fees	73,441
Management services fees	14,688
Administration fees	4,571
Transfer agency and administrative service fees	55,649
Distribution fees	24,481
Custody fees	12,547
Fund accounting fees	7,194
Other fees	6,794

Total Gross Expenses before reductions	199,365
Less Expenses reduced by the Advisor	(5,509)

Total Net Expenses	193,856

Net Investment Income (Loss)	73,537

Realized and Unrealized Gains (Losses) on Investments:
Net realized gains (losses) on investment securities	(299,970)
Change in net unrealized appreciation/depreciation on investments	4,232,744

Net Realized and Unrealized Gains (Losses) on Investments	3,932,774

Change in Net Assets Resulting from Operations	$4,006,311

See accompanying notes to the financial statements.

132

PROFUNDS VP

ProFund VP Basic Materials

Statements of Changes in Net Assets

	For the year ended December 31, 2003	For the period May 1, 2002(a) through December 31, 2002
From Investment Activities:
Operations:
Net investment income (loss)	$73,537	$37,574
Net realized gains (losses) on investments	(299,970)	(2,441,408)
Change in net unrealized appreciation/depreciation on investments	4,232,744	267,473

Change in net assets resulting from operations	4,006,311	(2,136,361)

Distributions to Shareholders From:
Net investment income	(40,448)	—

Change in net assets resulting from distributions	(40,448)	—

Capital Transactions:
Proceeds from shares issued	162,115,343	94,107,644
Dividends reinvested	40,448	—
Cost of shares redeemed	(119,043,907)	(88,120,284)

Change in net assets resulting from capital transactions	43,111,884	5,987,360

Change in net assets	47,077,747	3,850,999
Net Assets:
Beginning of period	3,850,999	—

End of period	$50,928,746	$3,850,999

Accumulated net investment income (loss)	$73,537	$40,448

Share Transactions:
Issued	5,568,670	3,436,644
Reinvested	1,217	—
Redeemed	(4,210,712)	(3,286,535)

Change in shares	1,359,175	150,109

(a)	Commencement of operations

See accompanying notes to the financial statements.

133

PROFUNDS VP

ProFund VP Basic Materials

Financial Highlights

Selected data for a share of beneficial interest outstanding throughout the periods indicated.

	For the year ended December 31, 2003	For the period May 1, 2002(a) through December 31, 2002
Net Asset Value, Beginning of Period	$25.66	$30.00

Investment Activities:
Net investment income (loss)	0.22 (b)	0.23	(b)
Net realized and unrealized gains (losses) on investments	7.88	(4.57)

Total income (loss) from investment activities	8.10	(4.34)

Distributions to Shareholders From:
Net investment income	(0.02)	—

Net Asset Value, End of Period	$33.74	$25.66

Total Return	31.58%	(14.47	)%(c)
Ratios to Average Net Assets:
Gross expenses(d)	2.03%	2.21%
Net expenses(d)	1.97%	1.98%
Net investment income (loss)(d)	0.75%	1.25%
Supplemental Data:
Net assets, end of period (000’s)	$50,929	$3,851
Portfolio turnover rate(e)	1,009%	2,498	%(c)

(a)	Commencement of operations
(b)	Per share net investment income (loss) has been calculated using the daily average shares method.
(c)	Not annualized for periods less than one year.
(d)	Annualized for periods less than one year.
(e)	Portfolio turnover rate is calculated without regard to instruments (including options, swap agreements and futures contracts) having a maturity of less than one year.

See accompanying notes to the financial statements.

134

ProFund VP Biotechnology

The ProFund VP Biotechnology seeks daily investment results, before fees and expenses, that correspond to the daily performance of the Dow Jones U.S. Biotechnology Index. For the year ended December 31, 2003, the Fund had a total return of 39.78%1, compared to a return of 42.85%2 for the Index. For the year, the Fund achieved an average daily statistical correlation of over 0.99 to the daily performance of the Index.3

The Fund applies a mathematical approach to investing. In doing so it takes positions in securities and/or financial instruments that, in combination, should have similar daily return characteristics as the Index. The Dow Jones U.S. Biotechnology Index measures the performance of the biotechnology industry of the U.S. equity market. Component companies include those engaged in genetic research, and/or the marketing and development of recombinant DNA products. Makers of artificial blood and contract biotechnology researchers are also included in the Index.

The performance of the Dow Jones U.S. Biotechnology Index (and thus the Fund) benefited from the component biotech companies making great strides in development research such areas as genomics and proteomics. Biotech firms began to capitalize on their earnings potential and investors became less risk-averse and flocked back with high expectations. Of the ten highest weighted constituents of the Index at the beginning of the year, the top performer in terms of stock price return was Genentech Inc. (+182.18%) and the worst was Medimmune Inc. (-6.59%).

Value of a $10,000 Investment*

* The line graph represents historical performance of a hypothetical investment of $10,000 in the ProFund VP Biotechnology from January 22, 2001 to December 31, 2003 assuming the reinvestment of distributions.

Average Annual Total Return as of 12/31/031

	1 Year	Since Inception (1/22/01)

ProFund VP Biotechnology	39.78%	(9.71)%

Dow Jones U.S. Biotechnology Index	42.85%	(7.81)%

S&P 500 Index	26.38%	(6.22)%

1 Past performance does not guarantee future results. Total return calculations assume the reinvestment of distributions and do not reflect the effect of taxes. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and net asset value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. During the period, certain fees were reduced. If such fee reductions had not occurred, the quoted performance would be lower. Performance numbers are net of all Fund expenses but do not include any insurance, sales, or administrative charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower.

2 The Dow Jones U.S. Biotechnology Index is a price return index and does not reflect the reinvestment of dividends, the impact of transaction costs, nor the deduction of expenses associated with a mutual fund such as investment management and accounting fees. It is not possible to invest directly in an index. The Fund’s performance does reflect the reinvestment of dividends, the impact of transaction costs and the deduction of fees and expenses.

3 1.00 equals perfect correlation.

4 The S&P 500 Index is an unmanaged index that consists of the common stocks of 500 major U.S. corporations selected for their size and the frequency and ease with which their stocks trade.

The above information is not covered by the Report of Independent Auditors.

135

PROFUNDS VP ProFund VP Biotechnology	Schedule of Portfolio Investments December 31, 2003

Common Stocks (89.1%)

	Shares	Value
Abgenix, Inc.*	4,650	$57,939
Affymetrix, Inc.*	3,534	86,972
Albany Molecular Research, Inc.*	1,488	22,350
Alexion Pharmaceuticals, Inc.*	1,302	22,160
Alkermes, Inc.*	5,394	72,819
Amgen, Inc.*	54,478	3,366,739
Amylin Pharmaceuticals, Inc.*	5,022	111,589
Applera Corp.—Applied Biosystems Group	12,648	261,940
Applera Corp.—Celera Genomics Group*	4,464	62,094
Biogen Idec, Inc.*	19,902	731,996
Celgene Corp.*	5,022	226,090
Cell Genesys, Inc.*	2,232	28,882
Cell Therapeutics, Inc.*	1,860	16,182
Charles River Laboratories International, Inc.*	2,790	95,781
Chiron Corp.*	6,696	381,605
Covance, Inc.*	3,720	99,696
Cubist Pharmaceuticals, Inc.*	2,418	29,403
CuraGen Corp.*	2,418	17,724
CV Therapeutics, Inc.*	1,860	27,268
Delta & Pine Land Co.	2,232	56,693
Enzo Biochem, Inc.*	1,674	29,981
Enzon, Inc.*	2,604	31,248
Gen-Probe, Inc.*	2,976	108,535
Gene Logic, Inc.*	1,860	9,653
Genentech, Inc.*	13,206	1,235,684
Genzyme Corp.—General Division*	13,764	679,116
Gilead Sciences, Inc.*	12,276	713,728
Human Genome Sciences, Inc.*	7,812	103,509
ICOS Corp.*	3,534	145,884
IDEXX Laboratories, Inc.*	2,046	94,689
ImClone Systems, Inc.*	3,720	147,535
Immunomedics, Inc.*	2,604	11,874
IMS Health, Inc.	14,694	365,293
Incyte Genomics, Inc.*	4,464	30,534
InterMune, Inc.*	1,860	43,078
Invitrogen Corp.*	3,162	221,340
Laboratory Corp. of America Holdings*	8,742	323,017
Lexicon Genetics, Inc.*	2,604	15,338
Ligand Pharmaceuticals, Inc.—Class B*	4,092	60,111
Martek Biosciences Corp.*	1,674	108,760
Maxygen, Inc.*	1,674	17,795
Medarex, Inc.*	4,836	30,128
MedImmune, Inc.*	15,066	382,676
Millennium Pharmaceuticals, Inc.*	17,112	319,481
Molecular Devices Corp.*	930	17,661
Monsanto Co.	15,996	460,365
Myriad Genetics, Inc.*	1,674	21,528

Common Stocks, continued

	Shares	Value
Nabi Biopharmaceuticals*	3,348	$42,553
Neurocrine Biosciences, Inc.*	2,418	131,878
OSI Pharmaceuticals, Inc.*	2,418	77,884
PAREXEL International Corp.*	1,674	27,219
Pharmaceutical Product Development, Inc.*	2,976	80,263
Pharmacopeia, Inc.*	1,488	21,144
Protein Design Labs, Inc.*	5,766	103,211
Quest Diagnostics, Inc.*	4,836	353,560
Regeneron Pharmaceuticals, Inc.*	2,232	32,833
Savient Pharmaceuticals, Inc.*	3,720	17,149
Techne Corp.*	2,418	91,352
The Medicines Co.*	2,790	82,193
Theragenics Corp.*	1,860	10,174
Transkaryotic Therapies, Inc.*	1,674	26,131
Trimeris, Inc.*	930	19,511
Tularik, Inc.*	3,162	51,066
United Therapeutics Corp.*	1,302	29,881
Vertex Pharmaceuticals, Inc.*	4,650	47,570
Xoma Ltd.*	5,022	33,145

TOTAL COMMON STOCKS (Cost $7,276,163)		12,783,180

U.S. Government Agency Obligations (0.4%)

	Principal Amount
Federal National Mortgage Association, 0.50%, 01/02/04	$51,000	50,999

TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS (Cost $50,999)		50,999

TOTAL INVESTMENT SECURITIES (Cost $7,327,162)—89.5%		12,834,179
Net other assets (liabilities)—10.5%		1,508,122

NET ASSETS—100.0%		$14,342,301

Swap Agreements

	Units	Unrealized Appreciation (Depreciation)
Equity Index Swap Agreement based on the Dow Jones U.S. Biotechnology Index expiring 01/02/04 (Underlying notional amount at value $1,458,581)	14,586	$(60)

*	Non-income producing security

See accompanying notes to the financial statements.

136

PROFUNDS VP

ProFund VP Biotechnology

Statement of Assets and Liabilities

December 31, 2003
Assets:
Investment securities, at value (cost $7,327,162)	$12,834,179
Cash	889
Dividends and interest receivable	581
Receivable for investments sold	1,495,490
Receivable for capital shares issued	44,177
Prepaid expenses	216

Total Assets	14,375,532

Liabilities:
Unrealized depreciation on swap agreements	60
Advisory fees payable	11,585
Management services fees payable	2,317
Administration fees payable	558
Administrative services fees payable	6,171
Distribution fees payable	3,087
Other accrued expenses	9,453

Total Liabilities	33,231

Net Assets	$14,342,301

Net Assets consist of:
Capital	$22,097,408
Accumulated net realized gains (losses) on investments	(13,262,064)
Net unrealized appreciation (depreciation) on investments	5,506,957

Net Assets	$14,342,301

Shares of Beneficial Interest Outstanding	653,194

Net Asset Value (offering and redemption price per share)	$21.96

Statement of Operations

For the year ended December 31, 2003
Investment Income:
Dividends	$23,923
Interest	651

Total Investment Income	24,574

Expenses:
Advisory fees	169,728
Management services fees	33,946
Administration fees	10,848
Transfer agency and administrative service fees	131,000
Distribution fees	56,576
Custody fees	22,587
Fund accounting fees	19,299
Other fees	18,815

Total Gross Expenses before reductions	462,799
Less Expenses reduced by the Advisor	(15,245)

Total Net Expenses	447,554

Net Investment Income (Loss)	(422,980)

Realized and Unrealized Gains (Losses) on Investments:
Net realized gains (losses) on investment securities	3,561,893
Change in net unrealized appreciation/depreciation on investments	3,326,107

Net Realized and Unrealized Gains (Losses) on Investments	6,888,000

Change in Net Assets Resulting from Operations	$6,465,020

See accompanying notes to the financial statements.

137

PROFUNDS VP

ProFund VP Biotechnology

Statements of Changes in Net Assets

	For the year ended December 31, 2003	For the year ended December 31, 2002
From Investment Activities:
Operations:
Net investment income (loss)	$(422,980)	$(383,375)
Net realized gains (losses) on investments	3,561,893	(11,482,154)
Change in net unrealized appreciation/depreciation on investments	3,326,107	(1,086,874)

Change in net assets resulting from operations	6,465,020	(12,952,403)

Distributions to Shareholders From:
Net realized gains on investments	—	(225,790)

Change in net assets resulting from distributions	—	(225,790)

Capital Transactions:
Proceeds from shares issued	156,159,275	201,154,183
Dividends reinvested	—	225,790
Cost of shares redeemed	(162,528,029)	(218,202,707)

Change in net assets resulting from capital transactions	(6,368,754)	(16,822,734)

Change in net assets	96,266	(30,000,927)
Net Assets:
Beginning of period	14,246,035	44,246,962

End of period	$14,342,301	$14,246,035

Share Transactions:
Issued	8,170,935	11,016,078
Reinvested	—	14,183
Redeemed	(8,424,553)	(11,862,452)

Change in shares	(253,618)	(832,191)

See accompanying notes to the financial statements.

138

PROFUNDS VP

ProFund VP Biotechnology

Financial Highlights

For a share of beneficial interest outstanding throughout the periods indicated.

	For the year ended December 31, 2003		For the year ended December 31, 2002		For the period January 22, 2001(a) through December 31, 2001
Net Asset Value, Beginning of Period	$15.71		$25.44		$30.00

Investment Activities:
Net investment income (loss)	(0.37	)(b)	(0.35	)(b)	(0.48	)(b)
Net realized and unrealized gains (losses) on investments	6.62		(9.19)		(4.08)

Total income (loss) from investment activities	6.25		(9.54)		(4.56)

Distribution to Shareholders From:
Net realized gains on investments	—		(0.19)		—

Net Asset Value, End of Period	$21.96		$15.71		$25.44

Total Return	39.78%		(37.51)%		(15.20	)%(c)
Ratio to Average Net Assets:
Gross expenses(d)	2.04%		2.16%		2.03%
Net expenses(d)	1.98%		1.98%		2.03%
Net investment income (loss)(d)	(1.87)%		(1.91)%		(1.98)%
Supplemental Data:
Net assets, end of period (000’s)	$14,342		$14,246		$44,247
Portfolio turnover rate(e)	848%		1,049%		1,044	%(c)

(a)	Commencement of operations
(b)	Per share net investment income (loss) has been calculated using the daily average shares method.
(c)	Not annualized for periods less than one year.
(d)	Annualized for periods less than one year.
(e)	Portfolio turnover rate is calculated without regard to instruments (including options, swap agreements and futures contracts) having a maturity of less than one year.

See accompanying notes to the financial statements.

139

ProFund VP Consumer Cyclical

The ProFund VP Consumer Cyclical seeks daily investment results, before fees and expenses, that correspond to the daily performance of the Dow Jones U.S. Consumer Cyclical Sector Index. For the year ended December 31, 2003, the Fund had a total return of 26.80%1, compared to a return of 32.83%2 for the Index. For the year, the Fund achieved an average daily statistical correlation of over 0.99 to the daily performance of the Index.3

The Fund applies a mathematical approach to investing. In doing so it takes positions in securities and/or financial instruments that, in combination, should have similar daily return characteristics as the Index. The Dow Jones U.S. Consumer Cyclical Sector Index measures the performance of the consumer cyclical economic sector of the U.S. equity market. Component companies include airlines, auto manufacturers, auto parts, tires, casinos, consumer electronics, recreational products and services, restaurants, lodging, toys, home construction, home furnishings and appliances, footwear, clothing and fabrics.

The Dow Jones U.S. Consumer Cyclical Sector Index (and thus the Fund) benefited from a strong return to consumer spending in the retail markets. Improving economic conditions created a favorable environment for consumer cyclical companies, resulting in an increased demand for goods and services related to home furnishings, entertainment, and leisure goods and services. Of the ten highest weighted constituents of the Index at the beginning of the year, the top performer in terms of stock price return was Home Depot Inc. (+47.75%) and the worst was Cardinal Health Inc. (+3.33%).

Value of a $10,000 Investment*

* The line graph represents historical performance of a hypothetical investment of $10,000 in the ProFund VP Consumer Cyclical from May 1, 2002 to December 31, 2003 assuming the reinvestment of distributions.

Average Annual Total Return as of 12/31/031

	1 Year	Since Inception (5/1/02)

ProFund VP Consumer Cyclical	26.80%	(4.32)%

Dow Jones U.S. Consumer Cyclical Index	32.83%	(0.29)%

S&P 500 Index	26.38%	1.40%

1 Past performance does not guarantee future results. Total return calculations assume the reinvestment of distributions and do not reflect the effect of taxes. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and net asset value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. During the period, certain fees were reduced. If such fee reductions had not occurred, the quoted performance would be lower. Performance numbers are net of all Fund expenses but do not include any insurance, sales, or administrative charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower.

2 The Dow Jones U.S. Consumer Cyclical Index is a price return index and does not reflect the reinvestment of dividends, the impact of transaction costs, nor the deduction of expenses associated with a mutual fund such as investment management and accounting fees. It is not possible to invest directly in an index. The Fund’s performance does reflect the reinvestment of dividends, the impact of transaction costs and the deduction of fees and expenses.

3 1.00 equals perfect correlation.

4 The S&P 500 Index is an unmanaged index that consists of the common stocks of 500 major U.S. corporations selected for their size and the frequency and ease with which their stocks trade.

The above information is not covered by the Report of Independent Auditors.

140

PROFUNDS VP ProFund VP Consumer Cyclical	Schedule of Portfolio Investments December 31, 2003

Common Stocks (100.6%)

	Shares	Value
Advance Auto Parts, Inc.*	160	$13,024
Amazon.com, Inc.*	920	48,429
AmerisourceBergen Corp.	280	15,722
ARAMARK Corp.	760	20,839
AutoNation, Inc.*	640	11,757
AutoZone, Inc.*	200	17,042
Bed Bath & Beyond, Inc.*	880	38,148
Best Buy Co., Inc.	640	33,434
Brunswick Corp.	640	20,371
Cablevision Systems New York Group*	680	15,905
Cardinal Health, Inc.	1,040	63,606
Carnival Corp.	960	38,141
CDW Corp.	400	23,104
Centex Corp.	200	21,530
Clear Channel Communications, Inc.	1,360	63,689
Coach, Inc.*	480	18,120
Comcast Corp.—Special Class A*	5,760	180,174
Costco Wholesale Corp.*	1,400	52,052
Cox Communications, Inc.—Class A*	640	22,048
CVS Corp.	1,000	36,120
D.R. Horton, Inc.	360	15,574
Delphi Automotive Systems Corp.	1,200	12,252
Dollar General Corp.	760	15,952
E.W. Scripps Co.—Class A	160	15,062
Eastman Kodak Co.	880	22,590
EchoStar Communications Corp.— Class A*	600	20,400
Electronic Arts, Inc.*	1,080	51,602
Family Dollar Stores, Inc.	400	14,352
Fastenal Co.	240	11,986
Federated Department Stores, Inc.	440	20,737
Ford Motor Co.	4,120	65,920
Fox Entertainment Group, Inc.—Class A	600	17,490
Gannett Co., Inc.	720	64,195
Gap, Inc.	1,840	42,706
General Motors Corp.	1,120	59,808
Gentex Corp.	400	17,664
Genuine Parts Co.	680	22,576
GTECH Holdings Corp.	280	13,857
Harley-Davidson, Inc.	720	34,222
Harman International Industries, Inc.	200	14,796
Harrah’s Entertainment, Inc.	480	23,890
Hilton Hotels Corp.	920	15,760
Home Depot, Inc.	5,320	188,807
Hughes Electronics Corp.*	1,521	25,171
International Game Technology	840	29,988
Interpublic Group of Companies, Inc.*	1,000	15,600
Johnson Controls, Inc.	360	41,803
Jones Apparel Group, Inc.	400	14,092
Knight Ridder, Inc.	320	24,758
Kohls Corp.*	760	34,154
Lear Corp.	440	26,985
Leggett & Platt, Inc.	640	13,843
Lennar Corp.—Class B	200	19,200
Liberty Media Corp.—Class A*	6,280	74,669
Limited, Inc.	1,200	21,636

Common Stocks, continued

	Shares	Value
Liz Claiborne, Inc.	520	$18,439
Lowe’s Cos., Inc.	1,680	93,055
Marriott International, Inc.—Class A	560	25,871
Mattel, Inc.	1,200	23,124
May Department Stores Co.	720	20,930
McDonald’s Corp.	3,160	78,463
McGraw-Hill Companies, Inc.	680	47,546
McKesson Corp.	680	21,869
Michaels Stores, Inc.	240	10,608
Mohawk Industries, Inc.*	160	11,286
New York Times Co.—Class A	480	22,939
News Corp., Ltd.ADR	178	5,389
Nike, Inc.—Class B	760	52,030
NTL, Inc.*	160	11,160
Office Depot, Inc.*	760	12,700
Omnicom Group	520	45,412
Outback Steakhouse, Inc.	240	10,610
Penney (J.C.) Co.	680	17,870
Petsmart, Inc.	560	13,328
Polaris Industries, Inc.	280	24,802
Pulte Homes, Inc.	160	14,979
RadioShack Corp.	440	13,499
Ross Stores, Inc.	400	10,572
Royal Caribbean Cruises, Ltd.	440	15,308
Ryland Group, Inc.	120	10,637
Sears, Roebuck & Co.	600	27,294
Southwest Airlines Co.	1,880	30,343
Staples, Inc.*	1,200	32,760
Starbucks Corp.*	1,160	38,350
Starwood Hotels & Resorts Worldwide, Inc.	480	17,266
Target Corp.	1,960	75,264
Tiffany & Co.	480	21,696
Time Warner, Inc.*	10,080	181,340
TJX Companies, Inc.	1,440	31,752
Tribune Co.	560	28,896
Univision Communications, Inc.—Class A*	560	22,226
Viacom, Inc.—Class B	3,520	156,218
Wal-Mart Stores, Inc.	6,280	333,155
Walgreen Co.	2,440	88,767
Walt Disney Co.	4,800	111,984
Wendy’s International, Inc.	400	15,696
Westwood One, Inc.*	320	10,947
Whirlpool Corp.	520	37,778
YUM! Brands, Inc.*	840	28,896

TOTAL COMMON STOCKS (Cost $3,165,468)		3,800,406

TOTAL INVESTMENT SECURITIES (Cost $3,165,468)—100.6%		3,800,406
Net other assets (liabilities)—(0.6)%		(22,914)

NET ASSETS—100.0%		$3,777,492

*	Non-income producing security
ADR	American Depositary Receipt

See accompanying notes to the financial statements.

141

PROFUNDS VP

ProFund VP Consumer Cyclical

Statement of Assets and Liabilities

December 31, 2003
Assets:
Investment securities, at value (cost $3,165,468)	$3,800,406
Dividends and interest receivable	5,774
Receivable for investments sold	1,184
Receivable for capital shares issued	26,709
Prepaid expenses	20

Total Assets	3,834,093

Liabilities:
Cash overdraft	45,251
Advisory fees payable	2,700
Management services fees payable	540
Administration fees payable	195
Administrative services fees payable	2,161
Distribution fees payable	1,080
Other accrued expenses	4,674

Total Liabilities	56,601

Net Assets	$3,777,492

Net Assets consist of:
Capital	$4,722,079
Accumulated net realized gains (losses) on investments	(1,579,525)
Net unrealized appreciation (depreciation) on investments	634,938

Net Assets	$3,777,492

Shares of Beneficial Interest Outstanding	135,532

Net Asset Value (offering and redemption price per share)	$27.87

Statement of Operations

For the year ended December 31, 2003
Investment Income:
Dividends	$30,424
Interest	309

Total Investment Income	30,733

Expenses:
Advisory fees	29,756
Management services fees	5,951
Administration fees	1,902
Transfer agency and administrative service fees	23,512
Distribution fees	9,918
Custody fees	15,628
Fund accounting fees	3,942
Other fees	2,797

Total Gross Expenses before reductions	93,406
Less Expenses reduced by the Advisor	(14,877)

Total Net Expenses	78,529

Net Investment Income (Loss)	(47,796)

Realized and Unrealized Gains (Losses) on Investments:
Net realized gains (losses) on investment securities	615,306
Change in net unrealized appreciation/depreciation on investments	576,277

Net Realized and Unrealized Gains (Losses) on Investments	1,191,583

Change in Net Assets Resulting from Operations	$1,143,787

See accompanying notes to the financial statements.

142

PROFUNDS VP

ProFund VP Consumer Cyclical

Statements of Changes in Net Assets

	For the year ended December 31, 2003	For the period May 1, 2002(a) through December 31, 2002
From Investment Activities:
Operations:
Net investment income (loss)	$(47,796)	$(16,333)
Net realized gains (losses) on investments	615,306	(2,179,019)
Change in net unrealized appreciation/depreciation on investments	576,277	58,661

Change in net assets resulting from operations	1,143,787	(2,136,691)

Capital Transactions:
Proceeds from shares issued	83,336,931	81,614,367
Cost of shares redeemed	(84,142,313)	(76,038,589)

Change in net assets resulting from capital transactions	(805,382)	5,575,778

Change in net assets	338,405	3,439,087
Net Assets:
Beginning of period	3,439,087	—

End of period	$3,777,492	$3,439,087

Share Transactions:
Issued	3,477,896	3,336,669
Redeemed	(3,498,811)	(3,180,222)

Change in shares	(20,915)	156,447

(a)	Commencement of operations

See accompanying notes to the financial statements.

143

PROFUNDS VP

ProFund VP Consumer Cyclical

Financial Highlights

Selected data for a share of beneficial interest outstanding throughout the periods indicated.

	For the year ended December 31, 2003		For the period May 1, 2002(a) through December 31, 2002
Net Asset Value, Beginning of Period	$21.98		$30.00

Investment Activities:
Net investment income (loss)	(0.30	)(b)	(0.17	)(b)
Net realized and unrealized gains (losses) on investments	6.19		(7.85)

Total income (loss) from investment activities	5.89		(8.02)

Net Asset Value, End of Period	$27.87		$21.98

Total Return	26.80%		(26.73	)%(c)
Ratios to Average Net Assets:
Gross expenses(d)	2.33%		2.65%
Net expenses(d)	1.96%		1.98%
Net investment income (loss)(d)	(1.19)%		(1.08)%
Supplemental Data:
Net assets, end of period (000’s)	$3,777		$3,439
Portfolio turnover rate(e)	2,100%		2,644	%(c)

(a)	Commencement of operations
(b)	Per share net investment income (loss) has been calculated using the daily average shares method.
(c)	Not annualized for periods less than one year.
(d)	Annualized for periods less than one year.
(e)	Portfolio turnover rate is calculated without regard to instruments (including options, swap agreements and futures contracts) having a maturity of less than one year.

See accompanying notes to the financial statements.

144

ProFund VP Consumer Non-Cyclical

The ProFund VP Consumer Non-Cyclical seeks daily investment results, before fees and expenses, that correspond to the daily performance of the Dow Jones U.S. Consumer Non-Cyclical Sector Index. For the year ended December 31, 2003, the Fund had a total return of 18.46%1, compared to a return of 18.87%2 for the Index. For the year, the Fund achieved an average daily statistical correlation of over 0.99 to the daily performance of the Index.3

The Fund applies a mathematical approach to investing. In doing so it takes positions in securities and/or financial instruments that, in combination, should have similar daily return characteristics as the Index. The Dow Jones U.S. Consumer Non-Cyclical Sector Index measures the performance of the consumer non-cyclical economic sector of the U.S. equity market. Component companies include beverage companies, consumer service companies, durable and non-durable household product manufacturers, cosmetic companies, food products and agriculture and tobacco products.

Marking its best year of gains since 1997, the Dow Jones U.S. Consumer Non-Cyclical Sector Index (and thus the Fund) benefited from consumer spending trends and the general uptrend in the broad markets and the economy. Of the ten highest weighted constituents of the Index at the beginning of the year, the top performer in terms of stock price return was Altria Group Inc. (+34.27%) and the worst was Colgate-Palmolive (-4.54%)

Value of a $10,000 Investment*

* The line graph represents historical performance of a hypothetical investment of $10,000 in the ProFund VP Consumer Non-Cyclical from May 1, 2002 to December 31, 2003 assuming the reinvestment of distributions.

Average Annual Total Return as of 12/31/031

	1 Year	Since Inception (5/1/02)

ProFund VP Consumer Non-Cyclical	18.46%	(0.51)%

Dow Jones U.S. Consumer Non-Cyclical Index	18.87%	(0.04)%

S&P 500 Index	26.38%	1.40%

1 Past performance does not guarantee future results. Total return calculations assume the reinvestment of distributions and do not reflect the effect of taxes. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and net asset value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. During the period, certain fees were reduced. If such fee reductions had not occurred, the quoted performance would be lower. Performance numbers are net of all Fund expenses but do not include any insurance, sales, or administrative charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower.

2 The Dow Jones U.S. Consumer Non-Cyclical Index is a price return index and does not reflect the reinvestment of dividends, the impact of transaction costs, nor the deduction of expenses associated with a mutual fund such as investment management and accounting fees. It is not possible to invest directly in an index. The Fund’s performance does reflect the reinvestment of dividends, the impact of transaction costs and the deduction of fees and expenses.

3 1.00 equals perfect correlation.

4 The S&P 500 Index is an unmanaged index that consists of the common stocks of 500 major U.S. corporations selected for their size and the frequency and ease with which their stocks trade.

The above information is not covered by the Report of Independent Auditors.

145

PROFUNDS VP ProFund VP Consumer Non-Cyclical	Schedule of Portfolio Investments December 31, 2003

Common Stocks (101.4%)

	Shares	Value
Alberto-Culver Co.—Class B	115	$7,254
Albertson’s, Inc.	782	17,712
Altria Group, Inc.	5,037	274,113
American Italian Pasta Co.*	46	1,927
Anheuser-Busch Companies, Inc.	2,024	106,624
Apollo Group, Inc.—Class A*	345	23,460
Archer-Daniels-Midland Co.	1,472	22,404
Avon Products, Inc.	575	38,807
Black & Decker Corp.	184	9,075
Block H & R, Inc.	414	22,923
Blyth, Inc.	92	2,964
Brown-Forman Corp.	46	4,299
Bunge Limited	253	8,329
Campbell Soup Co.	621	16,643
Career Education Corp.*	230	9,216
Casey’s General Stores, Inc.	115	2,031
Cendant Corp.	2,507	55,831
Church & Dwight, Inc.	92	3,643
Clorox Co.	391	18,987
Coca-Cola Co.	5,589	283,642
Coca-Cola Enterprises, Inc.	598	13,078
Colgate-Palmolive Co.	1,242	62,162
ConAgra Foods, Inc.	1,334	35,204
Constellation Brands, Inc.*	230	7,574
Coors (Adolph) Co.—Class B	69	3,871
Corinthian Colleges, Inc.*	115	6,389
Corn Products International, Inc.	92	3,169
Dean Foods Co.*	391	12,852
Del Monte Foods Co.*	460	4,784
DeVry, Inc.*	161	4,046
Dial Corp.	230	6,548
Dreyer’s Grand Ice Cream Holdings, Inc.	46	3,577
eBay, Inc.*	1,058	68,337
Education Management Corp.*	138	4,284
Energizer Holdings, Inc.*	207	7,775
Flowers Foods, Inc.	115	2,967
Fortune Brands, Inc.	368	26,309
General Mills, Inc.	736	33,341
Gillette Co.	2,277	83,634
Hain Celestial Group, Inc.*	69	1,601
Heinz (H.J.) Co.	874	31,840
Hershey Foods Corp.	207	15,937
Hormel Foods Corp.	184	4,749
InterActiveCorp*	1,311	44,482
International Multifoods Corp.*	46	828
Interstate Bakeries Corp.	115	1,636
ITT Educational Services, Inc.*	115	5,402
JM Smucker Co.	115	5,208
Kellogg Co.	575	21,896
Kimberly-Clark Corp.	1,242	73,390
Kraft Foods, Inc.	690	22,232
Kroger Co.*	1,679	31,078
Lancaster Colony Corp.	69	3,116
Learning Tree International, Inc.*	23	400
Loews Corp.—Carolina Group	138	3,483

Common Stocks, continued

	Shares	Value
McCormick & Co., Inc.	299	$9,000
NBTY, Inc.*	161	4,324
Newell Rubbermaid, Inc.	690	15,711
PepsiAmericas, Inc.	207	3,544
PepsiCo, Inc.	4,255	198,368
Performance Food Group Co.*	115	4,160
Pre-Paid Legal Services, Inc.*	23	601
PRICELINE.COM, Inc.*	46	823
Procter & Gamble Co.	3,220	321,613
R.J. Reynolds Tobacco Holdings	207	12,037
Ralcorp Holdings, Inc.*	69	2,164
Regis Corp.	115	4,545
Rent-A-Center, Inc.*	207	6,185
Roto-Rooter, Inc.	23	1,060
Safeway, Inc.*	1,104	24,189
Sara Lee Corp.	1,955	42,443
Sensient Technologies Corp.	115	2,274
Service Corporation International*	736	3,967
Smithfield Foods, Inc.*	207	4,285
Snap-on, Inc.	138	4,449
Sotheby’s Holdings, Inc.—Class A*	115	1,571
Stamps.com, Inc.*	92	570
Stanley Works	207	7,839
Stewart Enterprises, Inc.—Class A*	230	1,306
SuperValu, Inc.	322	9,206
Sylvan Learning Systems, Inc.*	92	2,649
Sysco Corp.	1,610	59,941
The Estee Lauder Companies, Inc.	276	10,836
The Pepsi Bottling Group, Inc.	414	10,011
The Robert Mondavi Corp.—Class A*	23	893
The Scotts Co.—Class A*	46	2,721
The ServiceMaster Co.	736	8,574
Tootsie Roll Industries, Inc.	46	1,656
Tupperware Corp.	138	2,393
Tyson Foods, Inc.—Class A	575	7,613
United Rentals, Inc.*	161	3,101
Universal Corp.	69	3,048
University of Phoenix Online*	46	3,171
UST, Inc.	414	14,776
Weight Watchers Intl, Inc.*	115	4,413
Whole Foods Market, Inc.*	138	9,264
Wild Oats Markets, Inc.*	69	892
Winn-Dixie Stores, Inc.	207	2,060
Wrigley (WM.) JR Co.	345	19,392

TOTAL COMMON STOCKS (Cost $1,968,058)		2,440,701

TOTAL INVESTMENT SECURITIES (Cost $1,968,058)—101.4%		2,440,701
Net other assets (liabilities)—(1.4)%		(34,397)

NET ASSETS—100.0%		$2,406,304

*	Non-income producing security

See accompanying notes to the financial statements.

146

PROFUNDS VP

ProFund VP Consumer Non-Cyclical

Statement of Assets and Liabilities

December 31, 2003
Assets:
Investment securities, at value (cost $1,968,058)	$2,440,701
Dividends receivable	14,119
Receivable for capital shares issued	92,910
Prepaid expenses	31

Total Assets	2,547,761

Liabilities:
Cash overdraft	20,406
Payable for investments purchased	106,141
Advisory fees payable	4,399
Management services fees payable	879
Administration fees payable	310
Administrative services fees payable	3,431
Distribution fees payable	1,716
Other accrued expenses	4,175

Total Liabilities	141,457

Net Assets	$2,406,304

Net Assets consist of:
Capital	$3,014,170
Accumulated net investment income (loss)	5,023
Accumulated net realized gains (losses) on investments	(1,085,532)
Net unrealized appreciation (depreciation) on investments	472,643

Net Assets	$2,406,304

Shares of Beneficial Interest Outstanding	81,493

Net Asset Value (offering and redemption price per share)	$29.53

Statement of Operations

For the year ended December 31, 2003
Investment Income:
Dividends	$79,928
Interest	131

Total Investment Income	80,059

Expenses:
Advisory fees	28,462
Management services fees	5,692
Administration fees	1,796
Transfer agency and administrative service fees	22,446
Distribution fees	9,487
Custody fees	13,331
Fund accounting fees	3,630
Other fees	3,442

Total Gross Expenses before reductions	88,286
Less Expenses reduced by the Advisor	(13,250)

Total Net Expenses	75,036

Net Investment Income (Loss)	5,023

Realized and Unrealized Gains (Losses) on Investments:
Net realized gains (losses) on investment securities	225,375
Change in net unrealized appreciation/depreciation on investments	195,931

Net Realized and Unrealized Gains (Losses) on Investments	421,306

Change in Net Assets Resulting from Operations	$426,329

See accompanying notes to the financial statements.

147

PROFUNDS VP

ProFund VP Consumer Non-Cyclical

Statements of Changes in Net Assets

	For the year ended December 31, 2003	For the period May 1, 2002(a) through December 31, 2002
From Investment Activities:
Operations:
Net investment income (loss)	$5,023	$15,503
Net realized gains (losses) on investments	225,375	(1,925,251)
Change in net unrealized appreciation/depreciation on investments	195,931	276,712

Change in net assets resulting from operations	426,329	(1,633,036)

Distributions to Shareholders From:
Net investment income	(19,148)	—

Change in net assets resulting from distributions	(19,148)	—

Capital Transactions:
Proceeds from shares issued	67,481,358	93,043,640
Dividends reinvested	19,148	—
Cost of shares redeemed	(70,453,029)	(86,458,958)

Change in net assets resulting from capital transactions	(2,952,523)	6,584,682

Change in net assets	(2,545,342)	4,951,646
Net Assets:
Beginning of period	4,951,646	—

End of period	$2,406,304	$4,951,646

Accumulated net investment income (loss)	$5,023	$19,148

Share Transactions:
Issued	2,514,438	3,450,934
Reinvested	656	—
Redeemed	(2,630,810)	(3,253,725)

Change in shares	(115,716)	197,209

(a)	Commencement of operations

See accompanying notes to the financial statements.

148

PROFUNDS VP

ProFund VP Consumer Non-Cyclical

Financial Highlights

Selected data for a share of beneficial interest outstanding throughout the periods indicated.

	For the year ended December 31, 2003	For the period May 1, 2002(a) through December 31, 2002
Net Asset Value, Beginning of Period	$25.11	$30.00

Investment Activities:
Net investment income (loss)	0.04 (b)	0.04	(b)
Net realized and unrealized gains (losses) on investments	4.59	(4.93)

Total income (loss) from investment activities	4.63	(4.89)

Distributions to Shareholders From:
Net investment income	(0.21)	—

Net Asset Value, End of Period	$29.53	$25.11

Total Return	18.46%	(16.30	)%(c)
Ratios to Average Net Assets:
Gross expenses(d)	2.33%	2.10%
Net expenses(d)	1.98%	1.98%
Net investment income (loss)(d)	0.13%	0.22%
Supplemental Data:
Net assets, end of period (000’s)	$2,406	$4,952
Portfolio turnover rate(e)	1,472%	1,057	%(c)

(a)	Commencement of operations
(b)	Per share net investment income (loss) has been calculated using the daily average shares method.
(c)	Not annualized for periods less than one year.
(d)	Annualized for periods less than one year.
(e)	Portfolio turnover rate is calculated without regard to instruments (including options, swap agreements and futures contracts) having a maturity of less than one year.

See accompanying notes to the financial statements.

149

ProFund VP Energy

The ProFund VP Energy seeks daily investment results, before fees and expenses, that correspond to the daily performance of the Dow Jones U.S. Energy Sector Index. For the year ended December 31, 2003, the Fund had a total return of 22.27%1, compared to a return of 22.86%2 for the Index. For the year, the Fund achieved an average daily statistical correlation of over 0.99 to the daily performance of the Index.3

The Fund applies a mathematical approach to investing. In doing so it takes positions in securities and/or financial instruments that, in combination, should have similar daily return characteristics as the Index. The Dow Jones U.S. Energy Sector Index measures the performance of the energy sector of the U.S. equity market. Component companies include oil drilling equipment and services, coal, oil companies-major, oil companies-secondary, pipelines, liquid, solid or gaseous fossil fuel producers and service companies.

The performance of the Dow Jones U.S. Energy Sector Index (and thus the Fund) benefited from energy prices which remaining relatively high throughout the year, as well from the end of major combat in Iraq which reduced uncertainties in the region. Of the ten highest weighted constituents of the Index at the beginning of the year, the top performer in terms of stock price return was Apache Corp. (+49.42%) and the worst was Baker Hughes Inc. (-0.09%).

Value of a $10,000 Investment*

* The line graph represents historical performance of a hypothetical investment of $10,000 in the ProFund VP Energy from January 22, 2001 to December 31, 2003 assuming the reinvestment of distributions.

Average Annual Total Return as of 12/31/031

	1 Year	Since Inception (1/22/01)

ProFund VP Energy	22.27%	(1.93)%

Dow Jones U.S. Energy Index	22.86%	(0.77)%

S&P 500 Index	26.38%	(6.22)%

1 Past performance does not guarantee future results. Total return calculations assume the reinvestment of distributions and do not reflect the effect of taxes. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and net asset value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. During the period, certain fees were reduced. If such fee reductions had not occurred, the quoted performance would be lower. Performance numbers are net of all Fund expenses but do not include any insurance, sales, or administrative charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower.

2 The Dow Jones U.S. Energy Index is a price return index and does not reflect the reinvestment of dividends, the impact of transaction costs, nor the deduction of expenses associated with a mutual fund such as investment management and accounting fees. It is not possible to invest directly in an index. The Fund’s performance does reflect the reinvestment of dividends, the impact of transaction costs and the deduction of fees and expenses.

3 1.00 equals perfect correlation.

4 The S&P 500 Index is an unmanaged index that consists of the common stocks of 500 major U.S. corporations selected for their size and the frequency and ease with which their stocks trade.

The above information is not covered by the Report of Independent Auditors.

150

PROFUNDS VP ProFund VP Energy	Schedule of Portfolio Investments December 31, 2003

Common Stocks (85.6%)

	Shares	Value
Amerada Hess Corp.	4,970	$264,255
Anadarko Petroleum Corp.	15,904	811,263
Apache Corp.	10,437	846,441
Arch Coal, Inc.	3,479	108,441
Atwood Oceanics, Inc.*	497	15,874
Baker Hughes, Inc.	21,371	687,291
BJ Services Co.*	9,940	356,846
Burlington Resources, Inc.	12,425	688,097
Cabot Oil & Gas Corp.	1,988	58,348
Chesapeake Energy Corp.	13,916	188,979
ChevronTexaco Corp.	68,089	5,882,209
Cimarex Energy Co.*	2,485	66,325
ConocoPhillips	39,760	2,607,063
Cooper Cameron Corp.*	3,479	162,121
Core Laboratories N.V.*	1,988	33,180
Devon Energy Corp.	13,916	796,830
Diamond Offshore Drilling, Inc.	3,976	81,548
El Paso Corp.	38,766	317,494
Ensco International, Inc.	9,443	256,566
EOG Resources, Inc.	7,455	344,197
Evergreen Resources, Inc.*	2,485	80,787
Exxon Mobil Corp.	262,456	10,760,696
FMC Technologies, Inc.*	3,976	92,641
Forest Oil Corp.*	3,479	99,395
Global Industries, Ltd.*	4,473	23,036
GlobalSantaFe Corp.	11,928	296,172
Grant Prideco, Inc.*	6,958	90,593
Grey Wolf, Inc.*	11,431	42,752
Halliburton Co.	27,832	723,632
Hanover Compressor Co.*	3,976	44,332
Helmerich & Payne, Inc.	2,982	83,287
Input/Output, Inc.*	2,982	13,449
Kerr-McGee Corp.	6,461	300,372
Key Energy Group*	8,449	87,109
Kinder Morgan, Inc.	5,964	352,471
Lone Star Technologies, Inc.*	1,988	31,768
Marathon Oil Corp.	19,880	657,829
Massey Energy Co.	4,970	103,376
Maverick Tube Corp.*	2,485	47,836
McDermott International, Inc.*	3,479	41,574
Murphy Oil Corp.	5,467	357,050
Nabors Industries, Ltd.*	9,443	391,885
National-Oilwell, Inc.*	5,467	122,242
Newfield Exploration Co.*	3,479	154,955
Newpark Resources, Inc.*	4,970	23,806
Noble Corp.*	8,449	302,305
Noble Energy, Inc.	3,479	154,572
Occidental Petroleum Corp.	24,353	1,028,671
Oceaneering International, Inc.*	1,491	41,748
Offshore Logistics, Inc.*	1,491	36,559
Parker Drilling Co.*	5,964	15,208
Patina Oil & Gas Corp.	1,988	97,392
Patterson-UTI Energy, Inc.*	4,970	163,612
Peabody Energy Corp.	2,485	103,649
Pioneer Natural Resources Co.*	7,455	238,038

Common Stocks, continued

	Shares	Value
Pogo Producing Co.	3,479	$168,036
Premor, Inc.*	3,976	103,376
Pride International, Inc.*	7,455	138,961
Rowan Companies, Inc.*	5,964	138,186
Schlumberger, Ltd.	37,275	2,039,689
SEACOR SMIT, Inc.*	994	41,778
Smith International, Inc.*	6,461	268,261
Stone Energy Corp.*	1,491	63,293
Sunoco, Inc.	4,970	254,216
Superior Energy Services, Inc.*	3,479	32,703
Tesoro Petroleum Corp.*	3,976	57,930
Tidewater, Inc.	3,479	103,953
Tom Brown, Inc.*	2,485	80,141
Transocean Sedco Forex, Inc.*	20,377	489,252
Unit Corp.*	2,485	58,522
Unocal Corp.	16,401	604,049
Valero Energy Corp.	7,455	345,465
Varco International, Inc.*	6,461	133,290
Veritas DGC, Inc.*	1,988	20,834
Vintage Petroleum, Inc.	3,479	41,852
Weatherford International, Ltd.*	8,449	304,164
Western Gas Resources, Inc.	1,491	70,450
Williams Companies, Inc.	32,802	322,116
XTO Energy, Inc.	11,928	337,562

TOTAL COMMON STOCKS (Cost $33,580,276)		37,996,246

U.S. Government Agency Obligations (0.2%)

	Principal Amount
Federal National Mortgage Association, 0.50%, 01/02/04	$77,000	76,999

TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS (Cost $76,999)		76,999

TOTAL INVESTMENT SECURITIES (Cost $33,657,275)—85.8%		38,073,245
Net other assets (liabilities)—14.2%		6,324,661

NET ASSETS—100.0%		$44,397,906

Swap Agreements

	Units	Unrealized Appreciation (Depreciation)
Equity Index Swap Agreement based on the Dow Jones U.S. Energy Sector Index expiring 01/02/04 (Underlying notional amount at value $6,433,873)	64,339	$(267)

*	Non-income producing security

See accompanying notes to the financial statements.

151

PROFUNDS VP

ProFund VP Energy

Statement of Assets and Liabilities

December 31, 2003
Assets:
Investment securities, at value (cost $33,657,275)	$38,073,245
Cash	3,736
Dividends and interest receivable	11,275
Receivable for investments sold	6,517,105
Receivable for capital shares issued	1,012,060
Prepaid expenses	169

Total Assets	45,617,590

Liabilities:
Payable for investments purchased	1,164,677
Unrealized depreciation on swap agreements	267
Advisory fees payable	20,148
Management services fees payable	4,029
Administration fees payable	1,121
Administrative services fees payable	12,359
Distribution fees payable	6,181
Other accrued expenses	10,902

Total Liabilities	1,219,684

Net Assets	$44,397,906

Net Assets consist of:
Capital	$50,914,576
Accumulated net realized gains (losses) on investments	(10,932,373)
Net unrealized appreciation (depreciation) on investments	4,415,703

Net Assets	$44,397,906

Shares of Beneficial Interest Outstanding	1,567,012

Net Asset Value (offering and redemption price per share)	$28.33

Statement of Operations

For the year ended December 31, 2003
Investment Income:
Dividends	$276,939
Interest	400

Total Investment Income	277,339

Expenses:
Advisory fees	108,108
Management services fees	21,622
Administration fees	6,858
Transfer agency and administrative service fees	83,588
Distribution fees	36,036
Custody fees	19,493
Fund accounting fees	12,062
Other fees	14,034

Total Gross Expenses before reductions	301,801
Less Expenses reduced by the Advisor	(16,755)

Total Net Expenses	285,046

Net Investment Income (Loss)	(7,707)

Realized and Unrealized Gains (Losses) on Investments:
Net realized gains (losses) on investment securities	(84,945)
Change in net unrealized appreciation/depreciation on investments	3,609,243

Net Realized and Unrealized Gains (Losses) on Investments	3,524,298

Change in Net Assets Resulting from Operations	$3,516,591

See accompanying notes to the financial statements.

152

PROFUNDS VP

ProFund VP Energy

Statements of Changes in Net Assets

	For the year ended December 31, 2003	For the year ended December 31, 2002
From Investment Activities:
Operations:
Net investment income (loss)	$(7,707)	$(35,169)
Net realized gains (losses) on investments	(84,945)	(4,572,369)
Change in net unrealized appreciation/depreciation on investments	3,609,243	(74,363)

Change in net assets resulting from operations	3,516,591	(4,681,901)

Capital Transactions:
Proceeds from shares issued	154,516,738	218,037,705
Cost of shares redeemed	(132,918,722)	(218,079,217)

Change in net assets resulting from capital transactions	21,598,016	(41,512)

Change in net assets	25,114,607	(4,723,413)
Net Assets:
Beginning of period	19,283,299	24,006,712

End of period	$44,397,906	$19,283,299

Share Transactions:
Issued	6,239,036	8,214,904
Redeemed	(5,504,219)	(8,242,223)

Change in shares	734,817	(27,319)

See accompanying notes to the financial statements.

153

PROFUNDS VP

ProFund VP Energy

Financial Highlights

Selected data for a share of beneficial interest outstanding throughout the periods indicated.

	For the year ended December 31, 2003		For the year ended December 31, 2002		For the period January 22, 2001(a) through December 31, 2001
Net Asset Value, Beginning of Period	$23.17		$27.93		$30.00

Investment Activities:
Net investment income (loss)	(0.01	)(b)	(0.05	)(b)	—	(b),(c)
Net realized and unrealized gains (losses) on investments	5.17		(4.71)		(2.07)

Total income (loss) from investment activities	5.16		(4.76)		(2.07)

Net Asset Value, End of Period	$28.33		$23.17		$27.93

Total Return	22.27%		(17.04)%		(6.90	)%(d)
Ratios to Average Net Assets:
Gross expenses(e)	2.09%		2.16%		2.05%
Net expenses(e)	1.98%		1.98%		2.05%
Net investment income (loss)(e)	(0.05)%		(0.18)%		(0.01)%
Supplemental Data:
Net assets, end of period (000’s)	$44,398		$19,283		$24,007
Portfolio turnover rate(f)	1,091%		1,632%		1,169	%(d)

(a)	Commencement of operations
(b)	Per share net investment income (loss) has been calculated using the daily average shares method.
(c)	Amount is less than $0.005.
(d)	Not annualized for periods less than one year.
(e)	Annualized for periods less than one year.
(f)	Portfolio turnover rate is calculated without regard to instruments (including options, swap agreements and futures contracts) having a maturity of less than one year.

See accompanying notes to the financial statements.

154

ProFund VP Financial

The ProFund VP Financial seeks daily investment results, before fees and expenses, that correspond to the daily performance of the Dow Jones U.S. Financial Sector Index. For the year ended December 31, 2003, the Fund had a total return of 28.99%1, compared to a return of 28.76%2 for the Index. For the year, the Fund achieved an average daily statistical correlation of over 0.99 to the daily performance of the Index.3

The Fund applies a mathematical approach to investing. In doing so it takes positions in securities and/or financial instruments that, in combination, should have similar daily return characteristics as the Index. The Dow Jones U.S. Financial Sector Index measures the performance of the financial services economic sector of the U.S. equity market. Component companies include regional banks; major U.S. domiciled international banks; full-line, life, and property and casualty insurance companies; companies that invest, directly or indirectly in real estate; diversified financial companies such as Fannie Mae, credit card insurers, check cashing companies, mortgage lenders and investment advisers; securities brokers and dealers including investment banks, merchant banks and online brokers; and publicly traded stock exchanges.

The Index, its component companies, and the Fund benefited from a variety of factors. Sales increased in the insurance industry and financial service firms were beneficiaries of a second half rally in stocks sensitive to the capital markets. Mortgage companies benefited from the surge in home refinancing that continued well into 2003. Of the ten highest weighted constituents of the Index at the beginning of the year, the top performer in terms of stock price return was J.P. Morgan Chase & Co. (+53.04%) and the worst was Freddie Mac (-1.24%).

Value of a $10,000 Investment*

* The line graph represents historical performance of a hypothetical investment of $10,000 in the ProFund VP Financial from January 22, 2001 to December 31, 2003 assuming the reinvestment of distributions.

Average Annual Total Return as of 12/31/031

	1 Year	Since Inception (1/22/01)

ProFund VP Financial	28.99%	0.86%

Dow Jones U.S. Financial Index	28.76%	1.51%

S&P 500 Index	26.38%	(6.22)%

1 Past performance does not guarantee future results. Total return calculations assume the reinvestment of distributions and do not reflect the effect of taxes. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and net asset value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. During the period, certain fees were reduced. If such fee reductions had not occurred, the quoted performance would be lower. Performance numbers are net of all Fund expenses but do not include any insurance, sales, or administrative charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower.

2 The Dow Jones U.S. Financial Index is a price return index and does not reflect the reinvestment of dividends, the impact of transaction costs, nor the deduction of expenses associated with a mutual fund such as investment management and accounting fees. It is not possible to invest directly in an index. The Fund’s performance does reflect the reinvestment of dividends, the impact of transaction costs and the deduction of fees and expenses.

3 1.00 equals perfect correlation.

4 The S&P 500 Index is an unmanaged index that consists of the common stocks of 500 major U.S. corporations selected for their size and the frequency and ease with which their stocks trade.

The above information is not covered by the Report of Independent Auditors.

155

PROFUNDS VP ProFund VP Financial	Schedule of Portfolio Investments December 31, 2003

Common Stocks (99.8%)

	Shares	Value
ACE, Ltd.	2,604	$107,858
AFLAC, Inc.	4,650	168,237
Allstate Corp.	6,324	272,057
Ambac Financial Group, Inc.	1,302	90,346
American Express Co.	9,858	475,451
American International Group, Inc.	20,088	1,331,432
AmSouth Bancorp	4,092	100,254
AON Corp.	2,604	62,340
Archstone-Smith Trust	1,860	52,043
Bank of America Corp.	13,206	1,062,158
Bank of New York Company, Inc.	6,882	227,932
Bank One Corp.	10,044	457,906
Banknorth Group, Inc.	2,046	66,556
BB&T Corp.	5,952	229,985
Bear Stearns Cos., Inc.	1,116	89,224
Boston Properties, Inc.	1,302	62,743
Capital One Financial Corp.	2,232	136,799
Charter One Financial, Inc.	2,976	102,821
Chubb Corp.	1,860	126,666
Cincinnati Financial Corp.	1,488	62,317
CIT Group, Inc.	2,046	73,554
Citigroup, Inc.	45,570	2,211,969
Comerica, Inc.	2,232	125,126
Compass Bancshares, Inc.	1,302	51,182
Countrywide Credit Industries, Inc.	1,860	141,081
Equity Office Properties Trust	5,394	154,538
Equity Residential Properties Trust	3,720	109,777
Everest Re Group, Ltd.	930	78,678
Fannie Mae	8,556	642,213
Fidelity National Financial, Inc.	1,302	50,492
Fifth Third Bancorp	5,208	307,793
First Tennessee National Corp.	1,488	65,621
Fleet Boston Financial Corp.	9,486	414,064
Franklin Resources, Inc.	2,046	106,515
Freddie Mac	6,324	368,816
General Growth Properties, Inc.	2,232	61,938
Golden West Financial Corp.	1,488	153,547
Goldman Sachs Group, Inc.	2,790	275,457
GreenPoint Financial Corp.	2,046	72,265
Hartford Financial Services Group, Inc.	2,790	164,694
iStar Financial, Inc.	1,488	57,883
J.P. Morgan Chase & Co.	18,228	669,514
Jefferson-Pilot Corp.	2,418	122,472
John Hancock Financial Services, Inc.	2,790	104,625
KeyCorp	4,650	136,338
Kimco Realty Corp.	1,302	58,265
Legg Mason, Inc.	930	71,777
Lincoln National Corp.	1,860	75,088
Loews Corp.	2,604	128,768
M&T Bank Corp.	2,046	201,122
Mack-Cali Realty Corp.	2,046	85,155
Marsh & McLennan Companies, Inc.	4,650	222,689
Marshall & Ilsley Corp.	3,906	149,405
MBIA, Inc.	2,232	132,201
MBNA Corp.	9,858	244,971
Mellon Financial Corp.	3,906	125,422
Merrill Lynch & Co., Inc.	8,742	512,718
MetLife, Inc.	3,162	106,465
MGIC Investment Corp.	1,302	74,136
Morgan Stanley Dean Witter & Co.	9,114	527,427

Common Stocks, continued

	Shares	Value
National City Corp.	5,022	$170,447
National Commerce Financial Corp.	2,418	65,963
New York Community Bancorp	2,232	84,928
North Fork Bancorp, Inc.	2,232	90,329
Northern Trust Corp.	2,046	94,975
Old Republic International Corp.	2,790	70,754
Plum Creek Timber Company, Inc.	3,162	96,283
PNC Financial Services Group	2,790	152,697
Principal Financial Group, Inc.	2,976	98,416
Progressive Corp.	2,046	171,025
Prologis Trust	3,906	125,344
Prudential Financial, Inc.	5,580	233,076
Public Storage, Inc.	1,302	56,494
Radian Group, Inc.	1,302	63,473
Regions Financial Corp.	2,976	110,707
Rouse Co.	1,302	61,194
Schwab (Charles) Corp.	8,928	105,708
Simon Property Group, Inc.	4,650	215,480
SLM Corp.	4,278	161,195
SouthTrust Corp.	2,976	97,404
Sovereign Bancorp, Inc.	2,790	66,263
St. Paul Companies, Inc.	3,162	125,373
State Street Corp.	3,162	164,677
SunTrust Banks, Inc.	3,348	239,382
Synovus Financial Corp.	3,162	91,445
T. Rowe Price Group, Inc.	1,674	79,364
TCF Financial Corp.	1,860	95,511
Torchmark Corp.	1,116	50,823
Travelers Property Casualty Corp.—Class A	4,836	81,148
Travelers Property Casualty Corp.—Class B	4,650	78,911
U.S. Bancorp	16,926	504,056
Union Planters Corp.	1,860	58,571
Vornado Realty Trust	1,302	71,285
Wachovia Corp.	12,834	597,936
Washington Mutual, Inc.	8,370	335,803
Weingarten Realty Investors	2,604	115,487
Wells Fargo & Co.	15,066	887,237
XL Capital, Ltd.—Class A	1,860	144,243
Zions Bancorp	2,418	148,296

TOTAL COMMON STOCKS (Cost $16,615,227)		20,982,589

U.S. Government Agency Obligations (0.7%)

	Principal Amount
Federal National Mortgage Association, 0.50%, 01/02/04	$157,000	156,998

TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS (Cost $156,998)		156,998

TOTAL INVESTMENT SECURITIES (Cost $16,772,225)—100.5%		21,139,587
Net other assets (liabilities)—(0.5)%		(115,192)

NET ASSETS—100.0%		$21,024,395

See accompanying notes to the financial statements.

156

PROFUNDS VP

ProFund VP Financial

Statement of Assets and Liabilities

December 31, 2003
Assets:
Investment securities, at value (cost $16,772,225)	$21,139,587
Cash	731
Dividends and interest receivable	30,329
Receivable for capital shares issued	120,041
Prepaid expenses	132

Total Assets	21,290,820

Liabilities:
Payable for investments purchased	225,666
Payable for capital shares redeemed	2,081
Advisory fees payable	13,279
Management services fees payable	2,657
Administration fees payable	721
Administrative services fees payable	6,867
Distribution fees payable	5,194
Other accrued expenses	9,960

Total Liabilities	266,425

Net Assets	$21,024,395

Net Assets consist of:
Capital	$23,507,897
Accumulated net investment income (loss)	80,498
Accumulated net realized gains (losses) on investments	(6,931,362)
Net unrealized appreciation (depreciation) on investments	4,367,362

Net Assets	$21,024,395

Shares of Beneficial Interest Outstanding	684,293

Net Asset Value (offering and redemption price per share)	$30.72

Statement of Operations

For the year ended December 31, 2003
Investment Income:
Dividends	$376,759
Interest	387

Total Investment Income	377,146

Expenses:
Advisory fees	117,814
Management services fees	23,563
Administration fees	7,496
Transfer agency and administrative service fees	81,704
Distribution fees	39,271
Custody fees	22,113
Fund accounting fees	13,464
Other fees	20,505

Total Gross Expenses before reductions	325,930
Less Expenses reduced by the Advisor	(15,317)

Total Net Expenses	310,613

Net Investment Income (Loss)	66,533

Realized and Unrealized Gains (Losses) on Investments:
Net realized gains (losses) on investment securities	714,339
Change in net unrealized appreciation/depreciation on investments	3,227,266

Net Realized and Unrealized Gains (Losses) on Investments	3,941,605

Change in Net Assets Resulting from Operations	$4,008,138

See accompanying notes to the financial statements.

157

PROFUNDS VP

ProFund VP Financial

Statements of Changes in Net Assets

	For the year ended December 31, 2003	For the year ended December 31, 2002
From Investment Activities:
Operations:
Net investment income (loss)	$66,533	$53,577
Net realized gains (losses) on investments	714,339	(5,839,251)
Change in net unrealized appreciation/depreciation on investments	3,227,266	(258,523)

Change in net assets resulting from operations	4,008,138	(6,044,197)

Distributions to Shareholders From:
Net investment income	(28,561)	—

Change in net assets resulting from distributions	(28,561)	—

Capital Transactions:
Proceeds from shares issued	111,685,395	254,024,533
Dividends reinvested	28,561	—
Cost of shares redeemed	(106,566,808)	(256,171,559)

Change in net assets resulting from capital transactions	5,147,148	(2,147,026)

Change in net assets	9,126,725	(8,191,223)
Net Assets:
Beginning of period	11,897,670	20,088,893

End of period	$21,024,395	$11,897,670

Accumulated net investment income (loss)	$80,498	$42,526

Share Transactions:
Issued	4,268,452	9,428,129
Reinvested	943	—
Redeemed	(4,084,053)	(9,646,177)

Change in shares	185,342	(218,048)

See accompanying notes to the financial statements.

158

PROFUNDS VP

ProFund VP Financial

Financial Highlights

Selected data for a share of beneficial interest outstanding throughout the periods indicated.

	For the year ended December 31, 2003	For the year ended December 31, 2002	For the period January 22, 2001(a) through December 31, 2001
Net Asset Value, Beginning of Period	$23.85	$28.02	$30.00

Investment Activities:
Net investment income (loss)	0.11 (b)	0.06 (b)	0.04	(b)
Net realized and unrealized gains (losses) on investments	6.80	(4.23)	(2.02)

Total income (loss) from investment activities	6.91	(4.17)	(1.98)

Distribution to Shareholders From:
Net investment income	(0.04)	—	—

Net Asset Value, End of Period	$30.72	$23.85	$28.02

Total Return	28.99%	(14.88)%	(6.60	)%(c)
Ratios to Average Net Assets:
Gross expenses(d)	2.07%	2.14%	2.10%
Net expenses(d)	1.98%	1.98%	2.10%
Net investment income (loss)(d)	0.42%	0.22%	0.16%
Supplemental Data:
Net assets, end of period (000’s)	$21,024	$11,898	$20,089
Portfolio turnover rate(e)	726%	1,341%	1,330	%(c)

(a)	Commencement of operations
(b)	Per share net investment income (loss) has been calculated using the daily average shares method.
(c)	Not annualized for periods less than one year.
(d)	Annualized for periods less than one year.
(e)	Portfolio turnover rate is calculated without regard to instruments (including options, swap agreements and futures contracts) having a maturity of less than one year.

See accompanying notes to the financial statements.

159

ProFund VP Healthcare

The ProFund VP Healthcare seeks daily investment results, before fees and expenses, that correspond to the daily performance of the Dow Jones U.S. Healthcare Sector Index. For the year ended December 31, 2003, the Fund had a total return of 17.42%1, compared to a return of 17.78%2 for the Index. For the year, the Fund achieved an average daily statistical correlation of over 0.99 to the daily performance of the Index.3

The Fund applies a mathematical approach to investing. In doing so it takes positions in securities and/or financial instruments that, in combination, should have similar daily return characteristics as the Index. The Dow Jones U.S. Healthcare Sector Index measures the performance of the healthcare economic sector of the U.S. equity market. Component companies include health care providers, biotechnology companies, medical supplies, advanced medical devices and pharmaceuticals.

The Dow Jones U.S. Healthcare Sector Index (and thus the Fund) trailed the broader market, but was still supported by the growing demand for healthcare as the average age in the U.S. continued to increase. Generic drugs limited the returns, while changes in Medicare legislation gave the elderly better access to prescriptions as both healthcare spending and costs increased in the U.S. These changes also benefited managed care providers and healthcare facilities, which were among the top performing groups within the sector. Of the ten highest weighted constituents of the Index at the beginning of the year, the top performer in terms of stock price return was Amgen Inc. (+27.82%) and the worst was Merck & Co. Inc. (-13.77%).

Value of a $10,000 Investment*

* The line graph represents historical performance of a hypothetical investment of $10,000 in the ProFund VP Healthcare from January 22, 2001 to December 31, 2003 assuming the reinvestment of distributions.

Average Annual Total Return as of 12/31/031

	1 Year	Since Inception (1/22/01)

ProFund VP Healthcare	17.42%	(4.99)%

Dow Jones U.S. Healthcare Index	17.78%	(4.21)%

S&P 500 Index	26.38%	(6.22)%

1 Past performance does not guarantee future results. Total return calculations assume the reinvestment of distributions and do not reflect the effect of taxes. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and net asset value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. During the period, certain fees were reduced. If such fee reductions had not occurred, the quoted performance would be lower. Performance numbers are net of all Fund expenses but do not include any insurance, sales, or administrative charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower.

2 The Dow Jones U.S. Healthcare Index is a price return index and does not reflect the reinvestment of dividends, the impact of transaction costs, nor the deduction of expenses associated with a mutual fund such as investment management and accounting fees. It is not possible to invest directly in an index. The Fund’s performance does reflect the reinvestment of dividends, the impact of transaction costs and the deduction of fees and expenses.

3 1.00 equals perfect correlation.

4 The S&P 500 Index is an unmanaged index that consists of the common stocks of 500 major U.S. corporations selected for their size and the frequency and ease with which their stocks trade.

The above information is not covered by the Report of Independent Auditors.

160

PROFUNDS VP ProFund VP Healthcare	Schedule of Portfolio Investments December 31, 2003

Common Stocks (99.8%)

	Shares	Value
Abbott Laboratories	25,380	$1,182,708
AdvancePCS*	1,350	71,091
Aetna, Inc.	2,700	182,466
Affymetrix, Inc.*	1,350	33,224
Alcon, Inc.	1,350	81,729
Allergan, Inc.	2,430	186,648
Amgen, Inc.*	22,950	1,418,309
Amylin Pharmaceuticals, Inc.*	1,620	35,996
Andrx Group*	1,080	25,963
Anthem, Inc.*	2,430	182,250
Apogent Technologies, Inc.*	1,620	37,325
Applera Corp.—Applied Biosystems Group	4,320	89,467
Apria Healthcare Group, Inc.*	1,080	30,748
Bard (C.R.), Inc.	1,080	87,750
Barr Laboratories, Inc.*	1,080	83,106
Bausch & Lomb, Inc.	1,350	70,065
Baxter International, Inc.	10,260	313,135
Beckman Coulter, Inc.	1,350	68,621
Becton, Dickinson & Co.	4,590	188,833
Biogen Idec, Inc.*	5,670	208,543
Biomet, Inc.	4,050	147,461
Boston Scientific Corp.*	10,260	377,158
Bristol-Myers Squibb Co.	31,860	911,196
Caremark Rx, Inc.*	4,320	109,426
Celgene Corp.*	1,620	72,932
Cephalon, Inc.*	810	39,212
Charles River Laboratories International, Inc.*	810	27,807
Chiron Corp.*	2,700	153,873
CIGNA Corp.	2,700	155,250
Community Health Systems*	1,080	28,706
Cooper Companies, Inc.	540	25,450
Covance, Inc.*	1,080	28,944
Coventry Health Care, Inc.*	810	52,237
DaVita, Inc.*	1,080	42,120
DENTSPLY International, Inc.	1,080	48,784
Edwards Lifesciences Corp.*	1,080	32,486
Eli Lilly & Co.	15,930	1,120,357
Express Scripts, Inc.—Class A*	1,080	71,744
First Health Group Corp.*	1,620	31,525
Fisher Scientific International, Inc.*	1,350	55,850
Forest Laboratories, Inc.*	6,210	383,778
Genentech, Inc.*	3,780	353,695
Genzyme Corp.—General Division*	4,050	199,827
Gilead Sciences, Inc.*	3,510	204,071
Guidant Corp.	5,400	325,080
HCA, Inc.	7,290	313,177
Health Management Associates, Inc.—Class A	4,050	97,200
Health Net, Inc.*	2,160	70,632
Hillenbrand Industries, Inc.	1,080	67,025
Human Genome Sciences, Inc.*	2,160	28,620
Humana, Inc.*	2,970	67,865
ICOS Corp.*	1,350	55,728
IDEXX Laboratories, Inc.*	540	24,991
ImClone Systems, Inc.*	1,080	42,833
IMS Health, Inc.	4,050	100,683
INAMED Corp.*	540	25,952
Invitrogen Corp.*	810	56,700
IVAX Corp.*	2,700	64,476
Johnson & Johnson	48,870	2,524,623
King Pharmaceuticals, Inc.*	4,050	61,803

Common Stocks, continued

	Shares	Value
Laboratory Corp. of America Holdings*	2,430	$89,789
Lincare Holdings, Inc.*	1,620	48,649
Manor Care, Inc.	1,890	65,337
Martek Biosciences Corp.*	540	35,084
Medco Health Solutions, Inc.*	4,320	146,837
Medicis Pharmaceutical Corp.	540	38,502
MedImmune, Inc.*	4,320	109,728
Medtronic, Inc.	19,980	971,228
Merck & Co., Inc.	36,450	1,683,990
Mid Atlantic Medical Services, Inc.*	1,080	69,984
Millennium Pharmaceuticals, Inc.*	4,860	90,736
Monsanto Co.	4,590	132,100
Mylan Laboratories, Inc.	4,860	122,764
Neurocrine Biosciences, Inc.*	540	29,452
Omnicare, Inc.	1,890	76,337
Oxford Health Plans, Inc.*	1,620	70,470
PacifiCare Health Systems, Inc.*	810	54,756
Patterson Dental Co.*	1,080	69,293
Pfizer, Inc.	126,090	4,454,759
Pharmaceutical Resources, Inc.*	540	35,181
Protein Design Labs, Inc.*	1,890	33,831
Quest Diagnostics, Inc.*	1,350	98,699
Renal Care Group, Inc.*	810	33,372
Schering-Plough Corp.	24,300	422,577
Sepracor, Inc.*	1,620	38,767
SICOR, Inc.*	1,350	36,720
St. Jude Medical, Inc.*	3,240	198,774
STERIS Corp.*	1,350	30,510
Stryker Corp.	2,430	206,574
Taro Pharmaceutical Industries, Ltd.*	540	34,830
Tenet Healthcare Corp.*	7,290	117,005
Triad Hospitals, Inc.*	1,350	44,915
UnitedHealth Group, Inc.	9,720	565,509
Universal Health Services, Inc.— Class B	1,080	58,018
Valeant Pharmaceuticals International	1,350	33,953
Varian Medical Systems, Inc.*	1,620	111,942
Watson Pharmaceuticals, Inc.*	1,890	86,940
Wellpoint Health Networks, Inc.*	2,700	261,872
Wyeth	22,140	939,843
Zimmer Holdings, Inc.*	4,320	304,128

TOTAL COMMON STOCKS (Cost $20,842,413)		25,233,009

U.S. Government Agency Obligations (0.4%)

	Principal Amount
Federal National Mortgage Association, 0.50%, 01/02/04	$106,000	105,999

TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS (Cost $ 105,999)		105,999

TOTAL INVESTMENT SECURITIES (Cost $20,948,412)—100.2%		25,339,008
Net other assets (liabilities)—(0.2)%		(53,337)

NET ASSETS—100.0%		$25,285,671

*	Non-income producing security

See accompanying notes to the financial statements.

161

PROFUNDS VP

ProFund VP Healthcare

Statement of Assets and Liabilities

December 31, 2003
Assets:
Investment securities, at value (cost $20,948,412)	$25,339,008
Cash	382
Dividends and interest receivable	26,080
Receivable for investments sold	1,027,751
Receivable for capital shares issued	1,829
Prepaid expenses	155

Total Assets	26,395,205

Liabilities:
Payable for capital shares redeemed	1,064,988
Advisory fees payable	15,306
Management services fees payable	3,061
Administration fees payable	834
Administrative services fees payable	8,335
Distribution fees payable	5,341
Other accrued expenses	11,669

Total Liabilities	1,109,534

Net Assets	$25,285,671

Net Assets consist of:
Capital	$31,544,726
Accumulated net realized gains (losses) on investments	(10,649,651)
Net unrealized appreciation (depreciation) on investments	4,390,596

Net Assets	$25,285,671

Shares of Beneficial Interest Outstanding	979,653

Net Asset Value (offering and redemption price per share)	$25.81

Statement of Operations

For the year ended December 31, 2003
Investment Income:
Dividends	$255,037
Interest	609

Total Investment Income	255,646

Expenses:
Advisory fees	142,691
Management services fees	28,538
Administration fees	9,061
Transfer agency and administrative service fees	101,415
Distribution fees	47,564
Custody fees	23,048
Fund accounting fees	15,971
Other fees	19,900

Total Gross Expenses before reductions	388,188
Less Expenses reduced by the Advisor	(12,490)

Total Net Expenses	375,698

Net Investment Income (Loss)	(120,052)

Realized and Unrealized Gains (Losses) on Investments:
Net realized gains (losses) on investment securities	(1,359,969)
Change in net unrealized appreciation/depreciation on investments	2,727,687

Net Realized and Unrealized Gains (Losses) on Investments	1,367,718

Change in Net Assets Resulting from Operations	$1,247,666

See accompanying notes to the financial statements.

162

PROFUNDS VP

ProFund VP Healthcare

Statements of Changes in Net Assets

	For the year ended December 31, 2003	For the year ended December 31, 2002
From Investment Activities:
Operations:
Net investment income (loss)	$(120,052)	$(119,837)
Net realized gains (losses) on investments	(1,359,969)	(5,407,466)
Change in net unrealized appreciation/depreciation on investments	2,727,687	(4,248)

Change in net assets resulting from operations	1,247,666	(5,531,551)

Capital Transactions:
Proceeds from shares issued	175,842,151	162,519,407
Cost of shares redeemed	(166,426,624)	(175,592,623)

Change in net assets resulting from capital transactions	9,415,527	(13,073,216)

Change in net assets	10,663,193	(18,604,767)
Net Assets:
Beginning of period	14,622,478	33,227,245

End of period	$25,285,671	$14,622,478

Share Transactions:
Issued	7,405,590	6,734,915
Redeemed	(7,091,298)	(7,238,169)

Change in shares	314,292	(503,254)

See accompanying notes to the financial statements.

163

PROFUNDS VP

ProFund VP Healthcare

Financial Highlights

Selected data for a share of beneficial interest outstanding throughout the periods indicated.

	For the year ended December 31, 2003		For the year ended December 31, 2002		For the period January 22, 2001(a) through December 31, 2001
Net Asset Value, Beginning of Period	$21.98		$28.43		$30.00

Investment Activities:
Net investment income (loss)	(0.15	)(b)	(0.13	)(b)	(0.30	)(b)
Net realized and unrealized gains (losses) on investments	3.98		(6.32)		(1.27)

Total income (loss) from investment activities	3.83		(6.45)		(1.57)

Net Asset Value, End of Period	$25.81		$21.98		$28.43

Total Return	17.42%		(22.69)%		(5.23	)%(c)
Ratios to Average Net Assets:
Gross expenses(d)	2.04%		2.14%		2.06%
Net expenses(d)	1.97%		1.98%		2.06%
Net investment income (loss)(d)	(0.63)%		(0.54)%		(1.10)%
Supplemental Data:
Net assets, end of period (000’s)	$25,286		$14,622		$33,227
Portfolio turnover rate(e)	877%		897%		1,032	%(c)

(a)	Commencement of operations
(b)	Per share net investment income (loss) has been calculated using the daily average shares method.
(c)	Not annualized for periods less than one year.
(d)	Annualized for periods less than one year.
(e)	Portfolio turnover rate is calculated without regard to instruments (including options, swap agreements and futures contracts) having a maturity of less than one year.

See accompanying notes to the financial statements.

164

ProFund VP Industrial

The ProFund VP Industrial seeks daily investment results, before fees and expenses, that correspond to the daily performance of the Dow Jones U.S. Industrial Sector Index. For the year ended December 31, 2003, the Fund had a total return of 28.40%1, compared to a return of 31.10%2 for the Index. For the year, the Fund achieved an average daily statistical correlation of over 0.99 to the daily performance of the Index.3

The Fund applies a mathematical approach to investing. In doing so it takes positions in securities and/or financial instruments that, in combination, should have similar daily return characteristics as the Index. The Dow Jones U.S. Industrial Sector Index measures the performance of the industrial economic sector of the U.S. equity market. Component companies include building materials, heavy construction, factory equipment, heavy machinery, industrial services, pollution control, containers and packaging, industrial diversified, air freight, marine transportation, railroads, trucking, land-transportation equipment, shipbuilding, transportation services, advanced industrial equipment, electric components and equipment and aerospace.

The Dow Jones U.S. Industrial Sector Index (and thus the Fund) benefited from the improving economic landscape in 2003 which led to an increase in economic spending and activity worldwide, and meant higher demand for industrial products such as industrial services, transportation and equipment, aerospace, building materials, and heavy construction. Of the ten highest weighted constituents of the Index at the beginning of the year, the top performer in terms of stock price return was Tyco International Ltd. (+55.15%) and the worst was Lockheed Martin Corp. (-11.00%).

Value of a $10,000 Investment*

* The line graph represents historical performance of a hypothetical investment of $10,000 in the ProFund VP Industrial from May 1, 2002 to December 31, 2003 assuming the reinvestment of distributions.

Average Annual Total Return as of 12/31/031

	1 Year	Since Inception (5/1/02)

ProFund VP Industrial	28.40%	1.75%

Dow Jones U.S. Industrial Index	31.10%	3.37%

S&P 500 Index	26.38%	1.40%

1 Past performance does not guarantee future results. Total return calculations assume the reinvestment of distributions and do not reflect the effect of taxes. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and net asset value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. During the period, certain fees were reduced. If such fee reductions had not occurred, the quoted performance would be lower. Performance numbers are net of all Fund expenses but do not include any insurance, sales, or administrative charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower.

2 The Dow Jones U.S. Industrial Index is a price return index and does not reflect the reinvestment of dividends, the impact of transaction costs, nor the deduction of expenses associated with a mutual fund such as investment management and accounting fees. It is not possible to invest directly in an index. The Fund’s performance does reflect the reinvestment of dividends, the impact of transaction costs and the deduction of fees and expenses.

3 1.00 equals perfect correlation.

4 The S&P 500 Index is an unmanaged index that consists of the common stocks of 500 major U.S. corporations selected for their size and the frequency and ease with which their stocks trade.

The above information is not covered by the Report of Independent Auditors.

165

PROFUNDS VP ProFund VP Industrial	Schedule of Portfolio Investments December 31, 2003

Common Stocks (100.5%)

	Shares	Value
3M Co.	6,439	$547,507
Accenture, Ltd.—Class A*	2,740	72,117
Agilent Technologies, Inc.*	4,247	124,183
Allied Waste Industries, Inc.*	1,781	24,720
American Power Conversion Corp.	2,192	53,594
American Standard Cos.*	685	68,979
Arrow Electronics, Inc.*	2,055	47,553
Ashland, Inc.	1,096	48,290
Automatic Data Processing, Inc.	5,480	217,062
Avnet, Inc.*	1,781	38,576
Ball Corp.	685	40,805
Bemis Company, Inc.	548	27,400
Boeing Co.	6,165	259,794
Burlington Northern Santa Fe Corp.	3,836	124,095
C.H. Robinson Worldwide, Inc.	959	36,356
Caterpillar, Inc.	3,151	261,596
Ceridian Corp.*	1,370	28,688
Certegy, Inc.	685	22,468
Choicepoint, Inc.*	1,096	41,747
Cintas Corp.	1,507	75,546
Concord EFS, Inc.*	4,247	63,025
Cooper Industries, Ltd.—Class A	1,233	71,428
CSX Corp.	2,466	88,628
Danaher Corp.	1,233	113,128
Deere & Co.	2,192	142,590
Deluxe Corp.	685	28,311
Diebold, Inc.	1,096	59,041
Donaldson Co., Inc.	548	32,420
Donnelley (R.R.) & Sons Co.	1,644	49,567
Dover Corp.	2,877	114,361
DST Systems, Inc.*	1,233	51,490
Dun & Bradstreet Corp.*	822	41,684
Eaton Corp.	822	88,760
Emerson Electric Co.	3,699	239,510
Equifax, Inc.	1,644	40,278
Expeditors International of Washington, Inc.	959	36,116
Fair, Isaac & Co., Inc.	548	26,940
FedEx Corp.	2,740	184,950
First Data Corp.	6,439	264,578
Fiserv, Inc.*	2,329	92,019
Fluor Corp.	1,370	54,307
Garmin, Ltd.	548	29,855
General Dynamics Corp.	1,507	136,218
General Electric Co.	87,269	2,703,593
Goodrich Corp.	1,096	32,540
Grainger (W.W.), Inc.	959	45,447
Honeywell International, Inc.	6,713	224,416
Hubbell, Inc.—Class B	548	24,167
Illinois Tool Works, Inc.	2,466	206,922
Ingersoll-Rand Co.—Class A	1,644	111,595
Ingram Micro, Inc.—Class A*	2,329	37,031
Iron Mountain, Inc.*	685	27,085
ITT Industries, Inc.	959	71,167
Jabil Circuit, Inc.*	1,781	50,402
L-3 Communications Holdings, Inc.*	1,781	91,472
Lockheed Martin Corp.	3,288	169,003
Manpower, Inc.	1,096	51,600
Martin Marietta Materials	548	25,740
Masco Corp.	4,521	123,920

Common Stocks, continued

	Shares	Value
Millipore Corp.*	959	$41,285
Molex, Inc.	685	23,900
Moody’s Corp.	1,781	107,839
Navistar International Corp.*	822	39,366
Norfolk Southern Corp.	3,562	84,241
Northrop Grumman Corp.	1,644	157,166
PACCAR, Inc.	1,507	128,275
Pactiv Corp.*	1,507	36,017
Pall Corp.	1,370	36,757
Parker Hannifin Corp.	1,370	81,515
Paychex, Inc.	3,014	112,120
Pentair, Inc.	685	31,305
Precision Castparts Corp.	959	43,548
Raytheon Co.	3,699	111,118
Republic Services, Inc.	1,644	42,136
Robert Half International, Inc.*	1,781	41,569
Rockwell Collins, Inc.	1,370	41,141
Rockwell International Corp.	1,644	58,526
Ryder System, Inc.	822	28,071
Sabre Holdings Corp.	1,918	41,410
Sanmina-SCI Corp.*	5,069	63,920
Sealed Air Corp.*	959	51,921
Sherwin-Williams Co.	1,233	42,834
Smurfit-Stone Container Corp.*	2,192	40,705
Solectron Corp.*	7,672	45,342
Sonoco Products Co.	1,096	26,984
SPX Corp.*	959	56,399
Symbol Technologies, Inc.	1,918	32,395
Tech Data Corp.*	685	27,188
Tektronix, Inc.	1,507	47,621
Temple-Inland, Inc.	685	42,929
Textron, Inc.	1,233	70,355
Thermo Electron Corp.*	1,507	37,976
Tyco International, Ltd.	17,673	468,335
Union Pacific Corp.	2,466	171,338
United Parcel Service, Inc.—Class B	5,480	408,533
United Technologies Corp.	4,247	402,489
Vishay Intertechnology, Inc.*	1,781	40,785
Vulcan Materials Co.	959	45,620
Waste Management, Inc.	5,069	150,042
Waters Corp.*	1,233	40,886

TOTAL COMMON STOCKS (Cost $10,976,458)		11,808,282

U.S. Government Agency Obligations (0.3%)

	Principal Amount
Federal National Mortgage Association, 0.50%, 01/02/04	$34,000	34,000

TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS (Cost $34,000)		34,000

TOTAL INVESTMENT SECURITIES (Cost $11,010,458)—100.8%		11,842,282
Net other assets (liabilities)—(0.8)%		(91,137)

NET ASSETS—100.0%		$11,751,145

*	Non-income producing security

See accompanying notes to the financial statements.

166

PROFUNDS VP

ProFund VP Industrial

Statement of Assets and Liabilities

December 31, 2003
Assets:
Investment securities, at value (cost $11,010,458)	$11,842,282
Cash	3
Dividends and interest receivable	28,292
Receivable for capital shares issued	6,114,067
Prepaid expenses	20

Total Assets	17,984,664

Liabilities:
Payable for investments purchased	6,207,314
Advisory fees payable	10,213
Management services fees payable	2,043
Administration fees payable	546
Administrative services fees payable	6,024
Distribution fees payable	3,012
Other accrued expenses	4,367

Total Liabilities	6,233,519

Net Assets	$11,751,145

Net Assets consist of:
Capital	$11,032,924
Accumulated net realized gains (losses) on investments	(113,603)
Net unrealized appreciation (depreciation) on investments	831,824

Net Assets	$11,751,145

Shares of Beneficial Interest Outstanding	380,556

Net Asset Value (offering and redemption price per share)	$30.88

Statement of Operations

For the year ended December 31, 2003
Investment Income:
Dividends	$67,564
Interest	94

Total Investment Income	67,658

Expenses:
Advisory fees	26,263
Management services fees	5,253
Administration fees	1,636
Transfer agency and administrative service fees	20,355
Distribution fees	8,754
Custody fees	10,752
Fund accounting fees	3,215
Other fees	2,724

Total Gross Expenses before reductions	78,952
Less Expenses reduced by the Advisor	(9,665)

Total Net Expenses	69,287

Net Investment Income (Loss)	(1,629)

Realized and Unrealized Gains (Losses) on Investments:
Net realized gains (losses) on investment securities	478,907
Change in net unrealized appreciation/depreciation on investments	757,379

Net Realized and Unrealized Gains (Losses) on Investments	1,236,286

Change in Net Assets Resulting from Operations	$1,234,657

See accompanying notes to the financial statements.

167

PROFUNDS VP

ProFund VP Industrial

Statements of Changes in Net Assets

	For the year ended December 31, 2003	For the period May 1, 2002(a) through December 31, 2002
From Investment Activities:
Operations:
Net investment income (loss)	$(1,629)	$(701)
Net realized gains (losses) on investments	478,907	(592,510)
Change in net unrealized appreciation/depreciation on investments	757,379	74,445

Change in net assets resulting from operations	1,234,657	(518,766)

Capital Transactions:
Proceeds from shares issued	69,600,137	17,267,005
Cost of shares redeemed	(60,217,978)	(15,613,910)

Change in net assets resulting from capital transactions	9,382,159	1,653,095

Change in net assets	10,616,816	1,134,329
Net Assets:
Beginning of period	1,134,329	—

End of period	$11,751,145	$1,134,329

Share Transactions:
Issued	2,481,593	652,148
Redeemed	(2,148,194)	(604,991)

Change in shares	333,399	47,157

(a)	Commencement of operations

See accompanying notes to the financial statements.

168

PROFUNDS VP

ProFund VP Industrial

Financial Highlights

Selected data for a share of beneficial interest outstanding throughout the periods indicated.

	For the year ended December 31, 2003		For the period May 1, 2002(a) through December 31, 2002
Net Asset Value, Beginning of Period	$24.05		$30.00

Investment Activities:
Net investment income (loss)	(0.01	)(b)	(0.01	)(b)
Net realized and unrealized gains (losses) on investments	6.84		(5.94)

Total income (loss) from investment activities	6.83		(5.95)

Net Asset Value, End of Period	$30.88		$24.05

Total Return	28.40%		(19.83	)%(c)
Ratios to Average Net Assets:
Gross expenses	2.25%		2.65%
Net expenses(d)	1.98%		1.98%
Net investment income (loss)(d)	(0.05)%		(0.08)%
Supplemental Data:
Net assets, end of period (000’s)	$11,751		$1,134
Portfolio turnover rate(e)	1,997%		906	%(c)

(a)	Commencement of operations
(b)	Per share net investment income (loss) has been calculated using the daily average shares method.
(c)	Not annualized for periods less than one year.
(d)	Annualized for periods less than one year.
(e)	Portfolio turnover rate is calculated without regard to instruments (including options, swap agreements and futures contracts) having a maturity of less than one year.

See accompanying notes to the financial statements.

169

ProFund VP Internet

The ProFund VP Internet seeks daily investment results, before fees and expenses, that correspond to the daily performance of the Dow Jones Composite Internet Index. For the year ended December 31, 2003, the Fund had a total return of 77.99%1, compared to a return of 81.77%2 for the Index. For the year, the Fund achieved an average daily statistical correlation of over 0.99 to the daily performance of the Index.3

The Fund applies a mathematical approach to investing. In doing so it takes positions in securities and/or financial instruments that, in combination, should have similar daily return characteristics as the Index. The Dow Jones Composite Internet Index measures the performance of stocks in the U.S. equity markets that generate the majority of their revenues from the Internet. The Index is composed of two sub-groups: Internet Commerce—companies that derive the majority of their revenues from providing goods and/or services through an open network, such as a web site. Internet Services—companies that derive the majority of their revenues from providing access to Internet or providing services to people using Internet.

The Dow Jones Composite Internet Index (as did the Fund) rebounded from a lackluster 2002. Venture capitalists began investing in start-ups again, but with a more conservative approach. Broadband use continued to increase, and online retail and advertising showed strong growth from the previous year. Of the ten highest weighted constituents of the Index at the beginning of the year, the top performer in terms of stock price return was Amazon.com Inc. (+178.56%) and the worst was WebMD Corp. (-5.15%).

Value of a $10,000 Investment*

* The line graph represents historical performance of a hypothetical investment of $10,000 in the ProFund VP Internet from May 1, 2002 to December 31, 2003 assuming the reinvestment of distributions.

Average Annual Total Return as of 12/31/031

	1 Year	Since Inception (5/1/02)

ProFund VP Internet	77.99%	29.63%

Dow Jones Composite Internet Index	81.77%	34.42%

S&P 500 Index	26.38%	1.40%

1 Past performance does not guarantee future results. Total return calculations assume the reinvestment of distributions and do not reflect the effect of taxes. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and net asset value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. During the period, certain fees were reduced. If such fee reductions had not occurred, the quoted performance would be lower. Performance numbers are net of all Fund expenses but do not include any insurance, sales, or administrative charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower.

2 The Dow Jones Composite Internet Index is a price return index and does not reflect the reinvestment of dividends, the impact of transaction costs, nor the deduction of expenses associated with a mutual fund such as investment management and accounting fees. It is not possible to invest directly in an index. The Fund’s performance does reflect the reinvestment of dividends, the impact of transaction costs and the deduction of fees and expenses

3 1.00 equals perfect correlation.

4 The S&P 500 Index is an unmanaged index that consists of the common stocks of 500 major U.S. corporations selected for their size and the frequency and ease with which their stocks trade.

The above information is not covered by the Report of Independent Auditors.

170

PROFUNDS VP ProFund VP Internet	Schedule of Portfolio Investments December 31, 2003

Common Stocks (99.0%)

	Shares	Value
Agile Software Corp.*	7,533	$74,577
Akamai Technologies, Inc.*	17,496	188,082
Amazon.com, Inc.*	29,403	1,547,774
Ameritrade Holding Corp.—Class A*	47,628	670,126
Ariba, Inc.*	41,553	124,659
Ask Jeeves, Inc.*	7,290	132,095
BEA Systems, Inc.*	55,880	687,324
Check Point Software Technologies, Ltd.*	30,132	506,820
CheckFree Holdings Corp.*	10,935	302,353
CMGI, Inc.*	56,619	100,782
CNET Networks, Inc.*	21,870	149,153
Digital Insight Corp.*	4,860	121,014
Digital River, Inc.*	4,860	107,406
DoubleClick, Inc.*	21,384	218,544
E*TRADE Group, Inc.*	55,850	706,502
E-LOAN, Inc.*	8,262	24,621
EarthLink, Inc.*	24,543	245,430
eBay, Inc.*	24,300	1,569,536
FreeMarkets, Inc.*	7,047	47,144
Infospace, Inc.*	4,374	100,821
InterActiveCorp*	44,955	1,525,323
Internet Security Systems, Inc.*	7,290	137,271
Interwoven, Inc.*	6,075	76,788
J2 Global Communications, Inc.*	3,888	96,306
LookSmart, Ltd.*	15,309	23,729
Macromedia, Inc.*	10,692	190,745
Monster Worldwide, Inc.*	17,982	394,885
PRICELINE.COM, Inc.*	3,645	65,246
RealNetworks, Inc.*	17,982	102,677
Siebel Systems, Inc.*	73,872	1,024,605
Tibco Software, Inc.*	15,795	106,932
United Online, Inc.*	8,019	134,639
University of Phoenix Online*	2,430	167,500
ValueClick, Inc.*	12,393	112,528
VeriSign, Inc.*	40,095	653,549
Vignette Corp.*	42,282	95,980
WebMD Corp.*	51,030	458,760
webMethods, Inc.*	8,748	80,044
Websense, Inc.*	3,645	106,580
Yahoo!, Inc.*	34,263	1,547,660

TOTAL COMMON STOCKS (Cost $8,212,846)		14,726,510

U.S. Government Agency Obligations (0.3%)

	Principal Amount	Value
Federal National Mortgage Association, 0.50%, 01/02/04	$50,000	$49,999

TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS (Cost $49,999)		49,999

TOTAL INVESTMENT SECURITIES (Cost $8,262,845)—99.3%		14,776,509
Net other assets (liabilities)—0.7%		105,973

NET ASSETS—100.0%		$14,882,482

*	Non-income producing security

See accompanying notes to the financial statements.

171

PROFUNDS VP

ProFund VP Internet

Statement of Assets and Liabilities

December 31, 2003
Assets:
Investment securities, at value (cost $8,262,845)	$14,776,509
Cash	712
Receivable for investments sold	2,845,389
Prepaid expenses	116

Total Assets	17,622,726

Liabilities:
Payable for capital shares redeemed	2,703,896
Advisory fees payable	13,733
Management services fees payable	2,747
Administration fees payable	682
Administrative services fees payable	7,551
Distribution fees payable	3,791
Other accrued expenses	7,844

Total Liabilities	2,740,244

Net Assets	$14,882,482

Net Assets consist of:
Capital	$3,129,579
Accumulated net realized gains (losses) on investments	5,239,239
Net unrealized appreciation (depreciation) on investments	6,513,664

Net Assets	$14,882,482

Shares of Beneficial Interest Outstanding	324,899

Net Asset Value (offering and redemption price per share)	$45.81

Statement of Operations

For the year ended December 31, 2003
Investment Income:
Interest	$397

Expenses:
Advisory fees	132,426
Management services fees	26,485
Administration fees	8,391
Transfer agency and administrative service fees	102,141
Distribution fees	44,123
Custody fees	17,207
Fund accounting fees	13,875
Other fees	10,840

Total Gross Expenses before reductions	355,488
Less Expenses reduced by the Advisor	(6,122)

Total Net Expenses	349,366

Net Investment Income (Loss)	(348,969)

Realized and Unrealized Gains (Losses) on Investments:
Net realized gains (losses) on investments	7,093,763
Change in net unrealized appreciation/depreciation on investments	2,458,324

Net Realized and Unrealized Gains (Losses) on Investments	9,552,087

Change in Net Assets Resulting from Operations	$9,203,118

See accompanying notes to the financial statements.

172

PROFUNDS VP

ProFund VP Internet

Statements of Changes in Net Assets

	For the year ended December 31, 2003	For the period May 1, 2002(a) through December 31, 2002
From Investment Activities:
Operations:
Net investment income (loss)	$(348,969)	$(113,375)
Net realized gains (losses) on investments	7,093,763	(1,238,630)
Change in net unrealized appreciation/depreciation on investments	2,458,324	4,055,340

Change in net assets resulting from operations	9,203,118	2,703,335

Distributions to Shareholders From:
Net realized gains on investments	(153,596)	—

Change in net assets resulting from distributions	(153,596)	—

Capital Transactions:
Proceeds from shares issued	130,566,391	67,633,486
Dividends reinvested	153,336	—
Cost of shares redeemed	(153,767,216)	(41,456,372)

Change in net assets resulting from capital transactions	(23,047,489)	26,177,114

Change in net assets	(13,997,967)	28,880,449
Net Assets:
Beginning of period	28,880,449	—

End of period	$14,882,482	$28,880,449

Share Transactions:
Issued	3,712,285	2,884,574
Reinvested	3,365	—
Redeemed	(4,502,093)	(1,773,232)

Change in shares	(786,443)	1,111,342

(a)	Commencement of operations

See accompanying notes to the financial statements.

173

PROFUNDS VP

ProFund VP Internet

Financial Highlights

Selected data for a share of beneficial interest outstanding throughout the periods indicated.

	For the year ended December 31, 2003		For the period May 1, 2002(a) through December 31, 2002
Net Asset Value, Beginning of Period	$25.99		$30.00

Investment Activities:
Net investment income (loss)	(0.75	)(b)	(0.35	)(b)
Net realized and unrealized gains (losses) on investments	21.02		(3.66	)(c)

Total income (loss) from investment activities	20.27		(4.01)

Distributions to Shareholders From:
Net realized gains on investments	(0.45)		—

Net Asset Value, End of Period	$45.81		$25.99

Total Return	77.99%		(13.37	)%(d)
Ratios to Average Net Assets:
Gross expenses(e)	2.01%		2.04%
Net expenses(e)	1.98%		1.98%
Net investment income (loss)(e)	(1.97)%		(1.97)%
Supplemental Data:
Net assets, end of period (000’s)	$14,882		$28,880
Portfolio turnover rate(f)	803%		505	%(d)

(a)	Commencement of operations
(b)	Per share net investment income (loss) has been calculated using the daily average shares method.
(c)	The amount shown for a share outstanding throughout the period does not accord with the change in aggregate gains and losses in the portfolio of securities during the period because of the timing of sales and purchases of fund shares in relation to fluctuating market values during the period.
(d)	Not annualized for periods less than one year.
(e)	Annualized for periods less than one year.
(f)	Portfolio turnover rate is calculated without regard to instruments (including options, swap agreements and futures contracts) having a maturity of less than one year.

See accompanying notes to the financial statements.

174

ProFund VP Pharmaceuticals

The ProFund VP Pharmaceuticals seeks daily investment results, before fees and expenses, that correspond to the daily performance of the Dow Jones U.S. Pharmaceuticals Index. For the year ended December 31, 2003, the Fund had a total return of 5.60%1, compared to a return of 7.19%2 for the Index. For the year, the Fund achieved an average daily statistical correlation of over 0.99 to the daily performance of the Index3.

The Fund applies a mathematical approach to investing. In doing so it takes positions in securities and/or financial instruments that, in combination, should have similar daily return characteristics as the Index. The Dow Jones U.S. Pharmaceuticals Index measures the performance of the pharmaceuticals industry of the U.S. equity market. Component companies include the makers of prescription drugs such as birth control pills and vaccines, and over-the-counter drugs, such as aspirin and cold remedies, as well as companies engaged in contract drug research.

The performance of the Dow Jones U.S. Pharmaceuticals Index lagged the broad markets (as did the Fund) even as the pipeline for new drugs increased from the previous year. The sluggishness in the industry was due in part to weakness amongst brand-name drug makers. Of the ten highest weighted constituents of the Index at the beginning of the year, the top performer in terms of stock price return was Allergan Inc. (+33.30%) and the worst was Schering-Plough Corp. (-21.67%).

Value of a $10,000 Investment*

* The line graph represents historical performance of a hypothetical investment of $10,000 in the ProFund VP Pharmaceuticals from May 1, 2002 to December 31, 2003 assuming the reinvestment of distributions.

Average Annual Total Return as of 12/31/031

	1 Year	Since Inception (5/1/02)

ProFund VP Pharmaceuticals	5.60%	(5.26)%

Dow Jones U.S. Pharmaceuticals Index	7.19%	(4.64)%

S&P 500 Index	26.38%	1.40%

1 Past performance does not guarantee future results. Total return calculations assume the reinvestment of distributions and do not reflect the effect of taxes. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and net asset value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. During the period, certain fees were reduced. If such fee reductions had not occurred, the quoted performance would be lower. Performance numbers are net of all Fund expenses but do not include any insurance, sales, or administrative charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower.

2 The Dow Jones U.S. Pharmaceuticals Sector Index is a price return index and does not reflect the reinvestment of dividends, the impact of transaction costs, nor the deduction of expenses associated with a mutual fund such as investment management and accounting fees. It is not possible to invest directly in an index. The Fund’s performance does reflect the reinvestment of dividends, the impact of transaction costs and the deduction of fees and expenses.

3 1.00 equals perfect correlation.

4 The S&P 500 Index is an unmanaged index that consists of the common stocks of 500 major U.S. corporations selected for their size and the frequency and ease with which their stocks trade.

The above information is not covered by the Report of Independent Auditors.

175

PROFUNDS VP ProFund VP Pharmaceuticals	Schedule of Portfolio Investments December 31, 2003

Common Stocks (76.0%)

	Shares	Value
Allergan, Inc.	1,937	$148,781
Alpharma, Inc.	596	11,980
Andrx Group*	1,043	25,074
Barr Laboratories, Inc.*	894	68,793
Bristol-Myers Squibb Co.	19,310	552,266
Cephalon, Inc.*	745	36,065
Eli Lilly & Co.	8,006	563,062
Forest Laboratories, Inc.*	5,364	331,495
IVAX Corp.*	2,384	56,930
Johnson & Johnson	34,459	1,780,152
King Pharmaceuticals, Inc.*	3,576	54,570
Medicis Pharmaceutical Corp.	447	31,871
Merck & Co., Inc.	24,982	1,154,168
MGI Pharma, Inc.*	447	18,394
Mylan Laboratories, Inc.	3,874	97,857
Nektar Therapeutics*	894	12,167
Noven Pharmaceuticals, Inc.*	298	4,533
NPS Pharmaceuticals, Inc.*	596	18,321
Perrigo Co.	894	14,054
Pfizer, Inc.	80,301	2,837,033
Pharmaceutical Resources, Inc.*	447	29,122
PRAECIS Pharmaceuticals, Inc.*	745	4,798
Schering-Plough Corp.	21,456	373,120
Sepracor, Inc.*	1,192	28,525
SICOR, Inc.*	1,192	32,422
Taro Pharmaceutical Industries, Ltd.*	447	28,832
Valeant Pharmaceuticals International	1,192	29,979
Vicuron Pharmaceuticals, Inc.*	745	13,894
Watson Pharmaceuticals, Inc.*	1,639	75,394
Wyeth	13,519	573,882

TOTAL COMMON STOCKS (Cost $8,019,035)		9,007,534

U.S. Government Agency Obligations (0.9%)

	Principal Amount	Value
Federal National Mortgage Association, 0.50%, 01/02/04	$110,000	$109,999

TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS (Cost $109,999)		109,999

TOTAL INVESTMENT SECURITIES (Cost $8,129,034)—76.9%		9,117,533
Net other assets (liabilities)—23.1%		2,733,080

NET ASSETS—100.0%		$11,850,613

Swap Agreements

	Units	Unrealized Appreciation (Depreciation)
Equity Index Swap Agreement based on the Dow Jones U.S. Pharmaceuticals Index expiring 01/02/04 (Underlying notional amount at value $2,784,430)	27,844	$(969)

*	Non-income producing security

See accompanying notes to the financial statements.

176

PROFUNDS VP

ProFund VP Pharmaceuticals

Statement of Assets and Liabilities

December 31, 2003
Assets:
Investment securities, at value (cost $8,129,034)	$9,117,533
Cash	539
Dividends and interest receivable	18,707
Receivable for investments sold	2,845,363
Prepaid expenses	41

Total Assets	11,982,183

Liabilities:
Payable for investments purchased	79,575
Payable for capital shares redeemed	31,304
Unrealized depreciation on swap agreements	969
Advisory fees payable	6,282
Management services fees payable	1,256
Administration fees payable	424
Administrative services fees payable	4,694
Distribution fees payable	2,348
Other accrued expenses	4,718

Total Liabilities	131,570

Net Assets	$11,850,613

Net Assets consist of:
Capital	$13,991,700
Accumulated net realized gains (losses) on investments	(3,128,617)
Net unrealized appreciation (depreciation) on investments	987,530

Net Assets	$11,850,613

Shares of Beneficial Interest Outstanding	456,991

Net Asset Value (offering and redemption price per share)	$25.93

Statement of Operations

For the year ended December 31, 2003
Investment Income:
Dividends	$116,142
Interest	411

Total Investment Income	116,553

Expenses:
Advisory fees	53,121
Management services fees	10,624
Administration fees	3,362
Transfer agency and administrative service fees	41,104
Distribution fees	17,661
Custody fees	9,279
Fund accounting fees	5,820
Other fees	4,916

Total Gross Expenses before reductions	145,887
Less Expenses reduced by the Advisor	(5,732)

Total Net Expenses	140,155

Net Investment Income (Loss)	(23,602)

Realized and Unrealized Gains (Losses) on Investments:
Net realized gains (losses) on investment securities	(2,259,815)
Net realized gains (losses) on swap agreements	(2,721)
Change in net unrealized appreciation/depreciation on investments	730,940

Net Realized and Unrealized Gains (Losses) on Investments	(1,531,596)

Change in Net Assets Resulting from Operations	$(1,555,198)

See accompanying notes to the financial statements.

177

PROFUNDS VP

ProFund VP Pharmaceuticals

Statements of Changes in Net Assets

	For the year ended December 31, 2003	For the period May 1, 2002(a) through December 31, 2002
From Investment Activities:
Operations:
Net investment income (loss)	$(23,602)	$(652)
Net realized gains (losses) on investments	(2,262,536)	(315,532)
Change in net unrealized appreciation/depreciation on investments	730,940	256,590

Change in net assets resulting from operations	(1,555,198)	(59,594)

Distributions to Shareholders From:
Net realized gains on investments	(550,262)	—

Change in net assets resulting from distributions	(550,262)	—

Capital Transactions:
Proceeds from shares issued	129,550,308	77,460,128
Dividends reinvested	550,262	—
Cost of shares redeemed	(119,558,700)	(73,986,331)

Change in net assets resulting from capital transactions	10,541,870	3,473,797

Change in net assets	8,436,410	3,414,203
Net Assets:
Beginning of period	3,414,203	—

End of period	$11,850,613	$3,414,203

Share Transactions:
Issued	4,840,975	2,995,765
Reinvested	21,672	—
Redeemed	(4,537,140)	(2,864,281)

Change in shares	325,507	131,484

(a)	Commencement of operations

See accompanying notes to the financial statements.

178

PROFUNDS VP

ProFund VP Pharmaceuticals

Financial Highlights

Selected data for a share of beneficial interest outstanding throughout the periods indicated.

	For the year ended December 31, 2003		For the period May 1, 2002(a) through December 31, 2002
Net Asset Value, Beginning of Period	$25.96		$30.00

Investment Activities:
Net investment income (loss)	(0.09	)(b)	—	(b),(c)
Net realized and unrealized gains (losses) on investments	1.51	(d)	(4.04)

Total income (loss) from investment activities	1.42		(4.04)

Distributions to Shareholders From:
Net realized gains on investments	(1.45)		—

Net Asset Value, End of Period	$25.93		$25.96

Total Return	5.60%		(13.47	)%(e)
Ratios to Average Net Assets:
Gross expenses(f)	2.06%		2.12%
Net expenses(f)	1.98%		1.98%
Net investment income (loss)(f)	(0.33)%		(0.02)%
Supplemental Data:
Net assets, end of period (000’s)	$11,851		$3,414
Portfolio turnover rate(g)	2,569%		1,709	%(e)

(a)	Commencement of operations
(b)	Per share net investment income (loss) has been calculated using the daily average shares method.
(c)	Amount is less than $0.005.
(d)	The amount shown for a share outstanding throughout the period does not accord with the change in aggregate gains and losses in the portfolio of securities during the period because of the timing of sales and purchases of fund shares in relation to fluctuating market values during the period.
(e)	Not annualized for periods less than one year.
(f)	Annualized for periods less than one year.
(g)	Portfolio turnover rate is calculated without regard to instruments (including options, swap agreements and futures contracts) having a maturity of less than one year.

See accompanying notes to the financial statements.

179

ProFund VP Precious Metals

The ProFund VP Precious Metals seeks daily investment results, before fees and expenses, that correspond to the daily performance of the Philadelphia Stock Exchange Gold & Silver Sector Index. For the year ended December 31, 2003, the Fund had a total return of 39.23%1, compared to a return of 41.79%2 for the Index. For the year, the Fund achieved an average daily statistical correlation of over 0.99 to the daily performance of the Index3.

The Fund applies a mathematical approach to investing. In doing so it takes positions in securities and/or financial instruments that, in combination, should have similar daily return characteristics as the Index. The Philadelphia Stock Exchange Gold & Silver Sector Index measures the performance of the gold and silver mining industry of the global equity market. Component companies include companies involved in the mining and production of gold, silver, and other precious metals, precious stones and pearls. The Index does not include producers of commemorative medals and coins that are made of these metals.

During 2003, the performance of the Philadelphia Stock Exchange Gold and Silver Sector Index (and the Fund) outpaced many broad market equity indices including the S&P 500 Index, while it also exhibited volatility greater than even the NASDAQ-100 Index. The price of gold hit a multi-year high as it exceeded $400 per ounce. Gold producing and mining companies benefited from the higher prices, and realized substantial earnings growth. Of the ten highest weighted constituents of the Index at the beginning of the year, the top performer in terms of stock price return was Freeport-McMoran (+151.07%) and the worst was Agnico-Eagle Mines (-18.78%).

Value of a $10,000 Investment*

* The line graph represents historical performance of a hypothetical investment of $10,000 in the ProFund VP Precious Metals from May 1, 2002 to December 31, 2003 assuming the reinvestment of distributions.

Average Annual Total Return as of 12/31/031

	1 Year	Since Inception (5/1/02)

ProFund VP Precious Metals	39.23%	20.57%

Philadelphia Stock Exchange Gold and Silver Sector Index	41.79%	23.68%

S&P 500 Index	26.38%	1.40%

1 Past performance does not guarantee future results. Total return calculations assume the reinvestment of distributions and do not reflect the effect of taxes. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and net asset value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. During the period, certain fees were reduced. If such fee reductions had not occurred, the quoted performance would be lower. Performance numbers are net of all Fund expenses but do not include any insurance, sales, or administrative charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower.

2 The Philadelphia Stock Exchange Gold and Silver Sector Index is a price return index and does not reflect the reinvestment of dividends, the impact of transaction costs, nor the deduction of expenses associated with a mutual fund such as investment management and accounting fees. It is not possible to invest directly in an index. The Fund’s performance does reflect the reinvestment of dividends, the impact of transaction costs and the deduction of fees and expenses.

3 1.00 equals perfect correlation.

4 The S&P 500 Index is an unmanaged index that consists of the common stocks of 500 major U.S. corporations selected for their size and the frequency and ease with which their stocks trade.

The above information is not covered by the Report of Independent Auditors.

180

PROFUNDS VP ProFund VP Precious Metals	Schedule of Portfolio Investments December 31, 2003

U.S. Government Agency Obligations (38.8%)

	Principal Amount	Value
Federal Home Loan Bank, 0.50%, 01/02/04	$14,752,000	$14,751,795
Federal National Mortgage Association, 0.50%, 01/02/04	14,752,000	14,751,795

TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS (Cost $29,503,590)		29,503,590

U.S. Treasury Obligations (19.4%)
U.S. Treasury Bills, 0.50%, 01/02/04	14,752,000	14,751,795

TOTAL U.S. TREASURY OBLIGATIONS (Cost $14,751,795)		14,751,795

Repurchase Agreements (38.6%)
State Street Bank, 0.70%, 01/02/04, dated 12/31/03, with maturity value of $14,749,574 (Fully collateralized by a Federal Home Loan Mortgage Security)	14,749,000	14,749,000
UBS Bank, 0.70%, 01/02/04, dated 12/31/03, with maturity value of $14,752,574 (Fully collateralized by a Federal National Mortgage Association Security)	14,752,000	14,752,000

Total Repurchase Agreement (Cost $29,501,000)		29,501,000

TOTAL INVESTMENT SECURITIES (Cost $73,756,385)—96.8%		73,756,385
Net other assets (liabilities)—3.2%		2,461,289

NET ASSETS—100.0%		$76,217,674

Swap Agreement

	Units	Unrealized Appreciation (Depreciation)
Equity Index Swap Agreement based on the Philadelphia Stock Exchange Gold and Silver Sector Index expiring 02/23/04 (Underlying notional amount at value $76,163,495)	669,775	$(898,495)

See accompanying notes to the financial statements.

181

PROFUNDS VP

ProFund VP Precious Metals

Statement of Assets and Liabilities

December 31, 2003
Assets:
Investment securities, at value (cost $44,255,385)	$44,255,385
Repurchase agreements, at cost	29,501,000

Total Investments	73,756,385
Cash	2,475
Interest receivable	574
Receivable for capital shares issued	3,491,463
Prepaid expenses	303

Total Assets	77,251,200

Liabilities:
Payable for capital shares redeemed	5,334
Unrealized depreciation on swap contracts	898,495
Advisory fees payable	49,294
Management services fees payable	9,859
Administration fees payable	2,710
Administrative services fees payable	29,993
Distribution fees payable	14,997
Other accrued expenses	22,844

Total Liabilities	1,033,526

Net Assets	$76,217,674

Net Assets consist of:
Capital	$64,127,185
Accumulated net realized gains (losses) on investments	12,988,984
Net unrealized appreciation (depreciation) on investments	(898,495)

Net Assets	$76,217,674

Shares of Beneficial Interest Outstanding	1,859,339

Net Asset Value (offering and redemption price per share)	$40.99

Statement of Operations

For the year ended December 31, 2003
Investment Income:
Interest	$430,996

Expenses:
Advisory fees	313,550
Management services fees	62,710
Administration fees	19,815
Transfer agency and administrative service fees	238,816
Distribution fees	104,500
Custody fees	24,361
Fund accounting fees	31,928
Other fees	32,835

Total Gross Expenses before reductions	828,515
Less Expenses reduced by the Advisor	(2,376)

Total Net Expenses	826,139

Net Investment Income (Loss)	(395,143)

Realized and Unrealized Gains (Losses) on Investments:
Net realized gains (losses) on swap agreements	11,706,856
Change in net unrealized appreciation/depreciation on investments	199,326

Net Realized and Unrealized Gains (Losses) on Investments	11,906,182

Change in Net Assets Resulting from Operations	$11,511,039

See accompanying notes to the financial statements.

182

PROFUNDS VP

ProFund VP Precious Metals

Statements of Changes in Net Assets

	For the year ended December 31, 2003	For the period May 1, 2002(a) through December 31, 2002
From Investment Activities:
Operations:
Net investment income (loss)	$(395,143)	$(62,824)
Net realized gains (losses) on investments	11,706,856	(10,975,108)
Change in net unrealized appreciation/depreciation on investments	199,326	(1,097,821)

Change in net assets resulting from operations	11,511,039	(12,135,753)

Capital Transactions:
Proceeds from shares issued	267,629,406	217,729,235
Cost of shares redeemed	(258,562,216)	(149,954,037)

Change in net assets resulting from capital transactions	9,067,190	67,775,198

Change in net assets	20,578,229	55,639,445
Net Assets:
Beginning of period	55,639,445	—

End of period	$76,217,674	$55,639,445

Accumulated net investment income (loss)	$—	$17,583

Share Transactions:
Issued	8,507,473	7,659,669
Redeemed	(8,538,349)	(5,769,454)

Change in shares	(30,876)	1,890,215

(a)	Commencement of operations

See accompanying notes to the financial statements.

183

PROFUNDS VP

ProFund VP Precious Metals

Financial Highlights

Selected data for a share of beneficial interest outstanding throughout the periods indicated.

	For the year ended December 31, 2003		For the period May 1, 2002(a) through December 31, 2002
Net Asset Value, Beginning of Period	$29.44		$30.00

Investment Activities:
Net investment income (loss)	(0.31	)(b)	(0.07	)(b)
Net realized and unrealized gains (losses) on investments	11.86		(0.49)

Total income (loss) from investment activities	11.55		(0.56)

Net Asset Value, End of Period	$40.99		$29.44

Total Return	39.23%		(1.87	)%(c)
Ratios to Average Net Assets:
Gross expenses(d)	1.98%		1.98%
Net expenses(d)	1.97%		1.98%
Net investment income (loss)(d)	(0.94)%		(0.40)%
Supplemental Data:
Net assets, end of period (000’s)	$76,218		$55,639
Portfolio turnover rate(e)	—		—

(a)	Commencement of operations
(b)	Per share net investment income (loss) has been calculated using the daily average shares method.
(c)	Not annualized for periods less than one year.
(d)	Annualized for periods less than one year.
(e)	Portfolio turnover rate is calculated without regard to instruments (including options, swap agreements and futures contracts) having a maturity of less than one year.

See accompanying notes to the financial statements.

184

ProFund VP Real Estate

The ProFund VP Real Estate seeks daily investment results, before fees and expenses, that correspond to the daily performance of the Dow Jones U.S. Real Estate Index. For the year ended December 31, 2003, the Fund had a total return of 33.15%1, compared to a return of 28,36%2 for the Index. For the year, the Fund achieved an average daily statistical correlation of over 0.99 to the daily performance of the Index.3

The Fund applies a mathematical approach to investing. In doing so it takes positions in securities and/or financial instruments that, in combination, should have similar daily return characteristics as the Index. The Dow Jones U.S. Real Estate Index measures the performance of the real estate industry of the U.S. equity market. Component companies include those that invest directly or indirectly through development, management or ownership of shopping malls, apartment buildings and housing developments; and real estate investment trusts (“REITs”) that invest in apartments, office and retail properties. REITs are passive investment vehicles that invest primarily in income-producing real estate or real estate related loans or interests.

The Dow Jones U.S. Real Estate Index (and the Fund) benefited as the real estate market, REITs and Real Estate management companies, enjoyed a good year in 2003 due in part to low interest rates, an increase in residential and commercial real estate loan volume, and a booming refinancing market. Of the ten highest weighted constituents of the Index at the beginning of the year, the top performer in terms of stock price return was Vornado Realty Trust (+47.18%) and the worst was Apartment Investment Management Co. (–7.95%).

Value of a $10,000 Investment*

* The line graph represents historical performance of a hypothetical investment of $10,000 in the ProFund VP Real Estate from January 22, 2001 to December 31, 2003 assuming the reinvestment of distributions.

Average Annual Total Return as of 12/31/031

	1 Year	Since Inception (1/22/01)

ProFund VP Real Estate	33.15%	13.54%

Dow Jones U.S. Real Estate Index	28.36%	9.59%

S&P 500 Index	26.38%	(6.22)%

1 Past performance does not guarantee future results. Total return calculations assume the reinvestment of distributions and do not reflect the effect of taxes. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and net asset value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. During the period, certain fees were reduced. If such fee reductions had not occurred, the quoted performance would be lower. Performance numbers are net of all Fund expenses but do not include any insurance, sales, or administrative charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower.

2 The Dow Jones U.S. Real Estate Index is a price return index and does not reflect the reinvestment of dividends, the impact of transaction costs, nor the deduction of expenses associated with a mutual fund such as investment management and accounting fees. It is not possible to invest directly in an index. The Fund’s performance does reflect the reinvestment of dividends, the impact of transaction costs and the deduction of fees and expenses.

3 1.00 equals perfect correlation.

4 The S&P 500 Index is an unmanaged index that consists of the common stocks of 500 major U.S. corporations selected for their size and the frequency and ease with which their stocks trade.

The above information is not covered by the Report of Independent Auditors.

185

PROFUNDS VP ProFund VP Real Estate	Schedule of Portfolio Investments December 31, 2003

Common Stocks (100.0%)

	Shares	Value
Alexandria Real Estate Equities, Inc.	4,215	$244,049
AMB Property Corp.	17,703	582,075
American Financial Realty Trust	23,323	397,657
Annaly Mortgage Management, Inc.	20,794	382,610
Apartment Investment & Management Co.—Class A	17,422	601,059
Archstone-Smith Trust	38,778	1,085,008
Arden Realty Group, Inc.	13,769	417,751
AvalonBay Communities, Inc.	15,174	725,317
Boston Properties, Inc.	21,075	1,015,604
Brandywine Realty Trust	8,711	233,193
BRE Properties, Inc.—Class A	10,116	337,874
Camden Property Trust	7,587	336,104
Capital Automotive REIT	6,182	197,824
CarrAmerica Realty Corp.	11,240	334,727
Catellus Developmt Corp.	17,984	433,774
CBL & Associates Properties, Inc.	6,463	365,160
Centerpoint Properties Corp.	5,058	378,844
Chelsea Property Group, Inc.	9,273	508,253
Colonial Properties Trust	4,777	189,169
Cousins Properties, Inc.	8,430	257,958
Crescent Real Estate Equities Co.	19,951	341,761
Developers Diversified Realty Corp.	17,703	594,290
Duke-Weeks Realty Corp.	27,538	853,678
Equity Inns, Inc.	9,273	83,921
Equity Office Properties Trust	86,267	2,471,551
Equity Residential Properties Trust	59,291	1,749,677
Essex Property Trust, Inc.	4,496	288,733
Federal Realty Investment Trust	10,678	409,928
FelCor Lodging Trust, Inc.*	10,116	112,085
First Industrial Realty Trust, Inc.	8,430	284,513
Friedman, Billings, Ramsey Group, Inc.	30,348	700,432
General Growth Properties, Inc.	46,365	1,286,629
Glenborough Realty Trust, Inc.	5,901	117,725
Health Care Property Investors, Inc.	14,050	713,740
Health Care REIT, Inc.	10,678	384,408
Healthcare Realty Trust, Inc.	9,273	331,510
Highwoods Properties, Inc.	11,521	292,633
Home Properties of New York, Inc.	6,182	249,691
Hospitality Properties Trust	12,645	521,986
Host Marriott Corp.*	51,423	633,531
HRPT Properties Trust	30,910	311,882
iStar Financial, Inc.	21,918	852,610
Kilroy Realty Corp.	6,182	202,461
Kimco Realty Corp.	20,232	905,382

Common Stocks, continued

	Shares	Value
Koger Equity, Inc.	4,496	$94,101
La Quinta Corp.*	34,282	219,748
Liberty Property Trust	16,298	633,992
LNR Property Corp.	4,215	208,685
Macerich Co.	12,364	550,198
Mack-Cali Realty Corp.	12,645	526,285
Manufactured Home Communities, Inc.	4,496	169,274
MeriStar Hospitality Corp.*	12,364	80,490
Mills Corp.	8,430	370,920
Nationwide Health Properties, Inc.	12,645	247,210
New Plan Excel Realty Trust, Inc.	21,075	519,920
Pan Pacific Retail Properties	8,711	415,079
Plum Creek Timber Company, Inc.	39,621	1,206,459
Post Properties, Inc.	8,149	227,520
Prentiss Properties Trust	7,868	259,565
Prologis Trust	36,530	1,172,248
Public Storage, Inc.	18,827	816,904
Realty Income Corp.	8,149	325,960
Reckson Associates Realty Corp.	12,364	300,445
Regency Centers Corp.	12,083	481,508
Rouse Co.	17,984	845,248
Shurgard Storage Centers, Inc.—Class A	9,835	370,288
Simon Property Group, Inc.	35,687	1,653,736
SL Green Realty Corp.	7,868	322,981
St. Joe Co.	8,711	324,833
Thornburg Mortgage Asset Corp.	15,455	420,376
Trizec Properties, Inc.	19,670	302,918
United Dominion Realty Trust, Inc.	27,257	523,334
Ventas, Inc.	17,422	383,284
Vornado Realty Trust	21,356	1,169,241
Washington REIT	8,992	262,566
Weingarten Realty Investors	10,678	473,569

TOTAL COMMON STOCKS (Cost $33,313,394)		39,597,652

TOTAL INVESTMENT SECURITIES (Cost $33,313,394)—100.0%		39,597,652
Net other assets (liabilities)—NM		15,717

NET ASSETS—100.0%		$39,613,369

*	Non-income producing security
NM	Not meaningful, amount is less than 0.05%.

See accompanying notes to the financial statements.

186

PROFUNDS VP

ProFund VP Real Estate

Statement of Assets and Liabilities

December 31, 2003
Assets:
Investment securities, at value (cost $33,313,394)	$39,597,652
Dividends and interest receivable	232,924
Receivable for investments sold	5,634,576
Receivable for capital shares issued	36
Prepaid expenses	221

Total Assets	45,465,409

Liabilities:
Cash overdraft	98,607
Payable for capital shares redeemed	5,676,825
Advisory fees payable	28,196
Management services fees payable	5,639
Administration fees payable	1,596
Administrative services fees payable	16,733
Distribution fees payable	9,719
Other accrued expenses	14,725

Total Liabilities	5,852,040

Net Assets	$39,613,369

Net Assets consist of:
Capital	$39,910,883
Accumulated net investment income (loss)	611,505
Accumulated net realized gains (losses) on investments	(7,193,277)
Net unrealized appreciation (depreciation) on investments	6,284,258

Net Assets	$39,613,369

Shares of Beneficial Interest Outstanding	968,668

Net Asset Value (offering and redemption price per share)	$40.89

Statement of Operations

For the year ended December 31, 2003
Investment Income:
Dividends	$1,219,509
Interest	334

Total Investment Income	1,219,843

Expenses:
Advisory fees	180,712
Management services fees	36,143
Administration fees	11,450
Transfer agency and administrative service fees	134,779
Distribution fees	60,158
Custody fees	22,237
Fund accounting fees	19,380
Other fees	22,958

Total Gross Expenses before reductions	487,817
Less Expenses reduced by the Advisor	(11,262)

Total Net Expenses	476,555

Net Investment Income (Loss)	743,288

Realized and Unrealized Gains (Losses) on Investments:
Net realized gains (losses) on investment securities	773,332
Change in net unrealized appreciation/depreciation on investments	4,659,864

Net Realized and Unrealized Gains (Losses) on Investments	5,433,196

Change in Net Assets Resulting from Operations	$6,176,484

See accompanying notes to the financial statements.

187

PROFUNDS VP

ProFund VP Real Estate

Statements of Changes in Net Assets

	For the year ended December 31, 2003	For the year ended December 31, 2002
From Investment Activities:
Operations:
Net investment income (loss)	$743,288	$1,427,079
Net realized gains (losses) on investments	773,332	(5,405,461)
Change in net unrealized appreciation/depreciation on investments	4,659,864	(313,918)

Change in net assets resulting from operations	6,176,484	(4,292,300)

Distributions to Shareholders From:
Net investment income	(460,558)	(1,644,743)
Return of capital	—	(275,790)

Change in net assets resulting from distributions	(460,558)	(1,920,533)

Capital Transactions:
Proceeds from shares issued	283,092,753	408,200,418
Dividends reinvested	460,558	1,920,427
Cost of shares redeemed	(270,576,155)	(422,401,576)

Change in net assets resulting from capital transactions	12,977,156	(12,280,731)

Change in net assets	18,693,082	(18,493,564)
Net Assets:
Beginning of period	20,920,287	39,413,851

End of period	$39,613,369	$20,920,287

Accumulated net investment income (loss)	$611,505	$328,775

Share Transactions:
Issued	7,969,841	11,980,028
Reinvested	13,038	57,128
Redeemed	(7,685,490)	(12,570,630)

Change in shares	297,389	(533,474)

See accompanying notes to the financial statements.

188

PROFUNDS VP

ProFund VP Real Estate

Financial Highlights

Selected data for a share of beneficial interest outstanding throughout the periods indicated.

	For the year ended December 31, 2003	For the year ended December 31, 2002	For the period January 22, 2001(a) through December 31, 2001
Net Asset Value, Beginning of Period	$31.16	$32.72	$30.00

Investment Activities:
Net investment income (loss)	1.09 (b)	1.38 (b)	1.53	(b)
Net realized and unrealized gains (losses) on investments	9.14	(1.34)	1.19

Total income (loss) from investment activities	10.23	0.04	2.72

Distributions to Shareholders From:
Net investment income	(0.50)	(1.37)	—
Return of capital	—	(0.23)	—

Total distributions	(0.50)	(1.60)	—

Net Asset Value, End of Period	$40.89	$31.16	$32.72

Total Return	33.15%	0.02%	9.07	%(c)
Ratios to Average Net Assets:
Gross expenses(d)	2.02%	2.13%	1.99%
Net expenses(d)	1.98%	1.98%	1.99%
Net investment income (loss)(d)	3.08%	4.09%	5.01%
Supplemental Data:
Net assets, end of period (000’s)	$39,613	$20,920	$39,414
Portfolio turnover rate(e)	1,113%	1,163%	753	%(c)

(a)	Commencement of operations
(b)	Per share net investment income (loss) has been calculated using the daily average shares method.
(c)	Not annualized for periods less than one year.
(d)	Annualized for periods less than one year.
(e)	Portfolio turnover rate is calculated without regard to instruments (including options, swap agreements and futures contracts) having a maturity of less than one year.

See accompanying notes to the financial statements.

189

ProFund VP Semiconductor

The ProFund VP Semiconductor seeks daily investment results, before fees and expenses, that correspond to the daily performance of the Dow Jones U.S. Semiconductor Index. For the year ended December 31, 2003, the Fund had a total return of 88.32%1, compared to a return of 93.87%2 for the Index. For the year, the Fund achieved an average daily statistical correlation of over 0.99 to the daily performance of the Index.3

The Fund applies a mathematical approach to investing. In doing so it takes positions in securities and/or financial instruments that, in combination, should have similar daily return characteristics as the Index. The Dow Jones U.S. Semiconductor Index measures the performance of the semiconductor industry of the U.S. equity market. Component companies are engaged in the production of semiconductors and other integrated chips, as well as other related products such as circuit boards and motherboards.

The Dow Jones U.S. Semiconductor Index (and the Fund) benefited from an increase in worldwide sales of semiconductors. The index was led by Intel’s 106% increase in stock price as the chip maker saw strong sales of its new Centrino Processor which was designed to incorporate wireless communications into the personal computer. Of the ten highest weighted constituents of the Index at the beginning of the year, the top performer in terms of stock price return was Intel Corp. (+105.85%) and the worst was Microchip Technology inc. (+36.48%).

Value of a $10,000 Investment*

* The line graph represents historical performance of a hypothetical investment of $10,000 in the ProFund VP Semiconductor from May 1, 2002 to December 31, 2003 assuming the reinvestment of distributions.

Average Annual Total Return as of 12/31/031

	1 Year	Since Inception (5/1/02)

ProFund VP Semiconductor	88.32%	(1.32)%

Dow Jones U.S. Semiconductor Index	93.87%	1.38%

S&P 500 Index	26.38%	1.40%

1 Past performance does not guarantee future results. Total return calculations assume the reinvestment of distributions and do not reflect the effect of taxes. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and net asset value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. During the period, certain fees were reduced. If such fee reductions had not occurred, the quoted performance would be lower. Performance numbers are net of all Fund expenses but do not include any insurance, sales, or administrative charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower.

2 The Dow Jones U.S. Semiconductor Index is a price return index and does not reflect the reinvestment of dividends, the impact of transaction costs, nor the deduction of expenses associated with a mutual fund such as investment management and accounting fees. It is not possible to invest directly in an index. The Fund’s performance does reflect the reinvestment of dividends, the impact of transaction costs and the deduction of fees and expenses.

3 1.00 equals perfect correlation.

4 The S&P 500 Index is an unmanaged index that consists of the common stocks of 500 major U.S. corporations selected for their size and the frequency and ease with which their stocks trade.

The above information is not covered by the Report of Independent Auditors.

190

PROFUNDS VP ProFund VP Semiconductor	Schedule of Portfolio Investments December 31, 2003

Common Stocks (83.2%)

	Shares	Value
Actel Corp.*	860	$20,726
Advanced Micro Devices, Inc.*	12,470	185,803
Agere Systems, Inc.*	27,950	85,248
Agere Systems, Inc.—Class B*	32,680	94,772
Altera Corp.*	13,760	312,352
Amkor Technology, Inc.*	3,440	62,642
Analog Devices, Inc.	13,330	608,514
Applied Materials, Inc.*	59,770	1,341,836
Applied Micro Circuits Corp.*	11,180	66,856
Asyst Technologies, Inc.*	1,720	29,842
Atmel Corp.*	15,910	95,619
ATMI, Inc.*	1,290	29,851
Axcelis Technologies, Inc.*	3,440	35,157
Broadcom Corp.—Class A*	8,600	293,174
Brooks Automation, Inc.*	1,720	41,572
Cirrus Logic, Inc.*	3,010	23,087
Cohu, Inc.	860	16,469
Conexant Systems, Inc.*	9,890	49,153
Credence Systems Corp.*	2,150	28,294
Cree Research, Inc.*	2,580	45,640
Cymer, Inc.*	1,290	59,585
Cypress Semiconductor Corp.*	4,300	91,848
DSP Group, Inc.*	860	21,423
DuPont Photomasks, Inc.*	430	10,380
ESS Technology, Inc.*	1,290	21,943
Exar Corp.*	1,290	22,033
Fairchild Semiconductor International, Inc.*	3,440	85,897
GlobespanVirata, Inc.*	5,160	30,341
Integrated Device Technology, Inc.*	3,870	66,448
Intel Corp.	137,980	4,442,955
Interdigital Communications Corp.*	2,150	44,376
International Rectifier Corp.*	2,150	106,232
Intersil Corp.—Class A	5,160	128,226
KLA-Tencor Corp.*	6,880	403,650
Kopin Corp.*	2,580	17,312
Kulicke & Soffa Industries, Inc.*	1,720	24,734
Lam Research Corp.*	4,730	152,779
Lattice Semiconductor Corp.*	3,870	37,462
Linear Technology Corp.	11,180	470,343
LSI Logic Corp.*	13,760	122,051
LTX Corp.*	1,720	25,852
M-Systems Flash Disk Pioneers, Ltd.*	860	14,861
Marvell Technology Group, Ltd.*	3,010	114,169
Maxim Integrated Products, Inc.	11,610	578,178
Micrel, Inc.*	2,580	40,196
Microchip Technology, Inc.	7,310	243,862
Micron Technology, Inc.*	21,930	295,397
National Semiconductor Corp.*	6,880	271,141
Novellus Systems, Inc.*	5,590	235,060
NVIDIA Corp.*	5,590	129,968

Common Stocks, continued

	Shares	Value
OmniVision Technologies, Inc.*	860	$47,515
Photronics, Inc.*	860	17,131
PMC-Sierra, Inc.*	6,020	121,303
Power Integrations, Inc.*	1,290	43,163
Rambus, Inc.*	3,440	105,608
RF Micro Devices, Inc.*	6,450	64,823
Sandisk Corp.*	2,580	157,741
Semtech Corp.*	2,580	58,643
Silicon Image, Inc.*	2,580	18,653
Silicon Laboratories, Inc.*	1,290	55,754
Silicon Storage Technology, Inc.*	3,010	33,110
Skyworks Solutions, Inc.*	5,160	44,892
Teradyne, Inc.*	6,880	175,096
Texas Instruments, Inc.	62,350	1,831,842
Transmeta Corp.*	4,300	14,620
TriQuint Semiconductor, Inc.*	4,300	30,401
Ultratech Stepper, Inc.*	860	25,258
Varian Semiconductor Equipment Associates, Inc.*	1,290	56,360
Vitesse Semiconductor Corp.*	7,740	45,434
Xilinx, Inc.*	12,470	483,088
Zoran Corp.*	1,720	29,911

TOTAL COMMON STOCKS (Cost $10,742,194)		15,235,655

U.S. Government Agency Obligations (0.1%)

	Principal Amount
Federal National Mortgage Association, 0.50%, 01/02/04	$27,000	26,999

TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS (Cost $26,999)		26,999

TOTAL INVESTMENT SECURITIES (Cost $10,769,193)—83.3%		15,262,654

Net other assets (liabilities)—16.7%		3,069,714

NET ASSETS—100.0%		$18,332,368

Swap Agreements

	Units	Unrealized Appreciation (Depreciation)
Equity Index Swap Agreement based on the Dow Jones U.S. Semiconductor Index expiring 01/02/04 (Underlying notional amount at value $3,072,996)	30,730	$(127)

*	Non-income producing security

See accompanying notes to the financial statements.

191

PROFUNDS VP

ProFund VP Semiconductor

Statement of Assets and Liabilities

December 31, 2003
Assets:
Investments securities, at value (cost $10,769,193)	$15,262,654
Cash	16
Dividends and interest receivable	52
Receivable for investments sold	5,165,143
Prepaid expenses	80

Total Assets	20,427,945

Liabilities:
Payable for capital shares redeemed	2,053,659
Unrealized depreciation on swap agreements	127
Advisory fees payable	16,481
Management services fees payable	3,296
Administration fees payable	758
Administrative services fees payable	8,407
Distribution fees payable	4,206
Other accrued expenses	8,643

Total Liabilities	2,095,577

Net Assets	$18,332,368

Net Assets consist of:
Capital	$17,320,155
Accumulated net realized gains (losses) on investments	(3,481,121)
Net unrealized appreciation (depreciation) on investments	4,493,334

Net Assets	$18,332,368

Shares of Beneficial Interest Outstanding	624,831

Net Asset Value (offering and redemption price per share)	$29.34

Statement of Operations

For the year ended December 31, 2003
Investment Income:
Dividends	$32,604
Interest	307

Total Investment Income	32,911

Expenses:
Advisory fees	96,372
Management services fees	19,275
Administration fees	6,036
Transfer agency and administrative service fees	73,728
Distribution fees	32,124
Custody fees	18,510
Fund accounting fees	9,747
Other fees	8,217

Total Gross Expenses before reductions	264,009
Less Expenses reduced by the Advisor	(9,772)

Total Net Expenses	254,237

Net Investment Income (Loss)	(221,326)

Realized and Unrealized Gains (Losses) on Investments:
Net realized gains (losses) on investment securities	67,026
Change in net unrealized appreciation/depreciation on investments	4,432,258

Net Realized and Unrealized Gains (Losses) on Investments	4,499,284

Change in Net Assets Resulting from Operations	$4,277,958

See accompanying notes to the financial statements.

192

PROFUNDS VP

ProFund VP Semiconductor

Statements of Changes in Net Assets

	For the year ended December 31, 2003	For the period May 1, 2002(a) through December 31, 2002
From Investment Activities:
Operations:
Net investment income (loss)	$(221,326)	$(57,969)
Net realized gains (losses) on investments	67,026	(4,741,377)
Change in net unrealized appreciation/depreciation on investments	4,432,258	61,076

Change in net assets resulting from operations	4,277,958	(4,738,270)

Capital Transactions:
Proceeds from shares issued	163,290,583	91,718,030
Cost of shares redeemed	(153,025,938)	(83,189,995)

Change in net assets resulting from capital transactions	10,264,645	8,528,035

Change in net assets	14,542,603	3,789,765
Net Assets:
Beginning of period	3,789,765	—

End of period	$18,332,368	$3,789,765

Share Transactions:
Issued	7,522,727	4,809,073
Redeemed	(7,141,102)	(4,565,867)

Change in shares	381,625	243,206

(a)	Commencement of operations

See accompanying notes to the financial statements.

193

PROFUNDS VP

ProFund VP Semiconductor

Financial Highlights

Selected data for a share of beneficial interest outstanding throughout the periods indicated.

	For the year ended December 31, 2003		For the period May 1, 2002(a) through December 31, 2002
Net Asset Value, Beginning of Period	$15.58		$30.00

Investment Activities:
Net investment income (loss)	(0.41	)(b)	(0.24	)(b)
Net realized and unrealized gains (losses) on investments	14.17		(14.18)

Total income (loss) from investment activities	13.76		(14.42)

Net Asset Value, End of Period	$29.34		$15.58

Total Return	88.32%		(48.07	)%(c)
Ratios to Average Net Assets:
Gross expenses(d)	2.05%		2.33%
Net expenses(d)	1.98%		1.98%
Net investment income (loss)(d)	(1.72)%		(1.89)%
Supplemental Data:
Net assets, end of period (000’s)	$18,332		$3,790
Portfolio turnover rate(e)	1,364%		886	%(c)

(a)	Commencement of operations
(b)	Per share net investment income (loss) has been calculated using the daily average shares method.
(c)	Not annualized for periods less than one year.
(d)	Annualized for periods less than one year.
(e)	Portfolio turnover rate is calculated without regard to instruments (including options, swap agreements and futures contracts) having a maturity of less than one year.

See accompanying notes to the financial statements.

194

ProFund VP Technology

The ProFund VP Technology seeks daily investment results, before fees and expenses, that correspond to the daily performance of the Dow Jones U.S. Technology Sector Index. For the year ended December 31, 2003, the Fund had a total of 45.97%1, compared to a return of 50.38%2 for the Index. For the year, the Fund achieved an average daily statistical correlation of over 0.99 to the daily performance of the Index.3

The Fund applies a mathematical approach to investing. In doing so it takes positions in securities and/or financial instruments that, in combination, should have similar daily return characteristics as the Index. The Dow Jones U.S. Technology Sector Index measures the performance of the technology sector of the U.S. equity market. Component companies include those involved in computers and office equipment, software, communications technology, semiconductors, diversified technology services and Internet services.

The Dow Jones U.S. Technology Sector Index (and the Fund) benefited from a stabilization of information technology spending and a rise of tech company valuations. Consumer electronics and global chip sales fared especially well, specifically within the growing market for digital and wireless devices. PC sales, led by notebook PC sales, also jumped in 2003. Of the ten highest constituents of the Index at the beginning of the year, the top performer in terms of stock price return was Intel Corp. (+105.85%) and the worst was Microsoft Corp. (+5.88%).

Value of a $10,000 Investment*

* The line graph represents historical performance of a hypothetical investment of $10,000 in the ProFund VP Technology from January 22, 2001 to December 31, 2003 assuming the reinvestment of distributions.

Average Annual Total Return as of 12/31/031

	1 Year	Since Inception (1/22/01)

ProFund VP Technology	45.97%	(20.01)%

Dow Jones U.S. Technology Index	50.38%	(17.68)%

S&P 500 Index	26.38%	(6.22)%

1 Past performance does not guarantee future results. Total return calculations assume the reinvestment of distributions and do not reflect the effect of taxes. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and net asset value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. During the period, certain fees were reduced. If such fee reductions had not occurred, the quoted performance would be lower. Performance numbers are net of all Fund expenses but do not include any insurance, sales, or administrative charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower.

2 The Dow Jones U.S. Technology Index is a price return index and does not reflect the reinvestment of dividends, the impact of transaction costs, nor the deduction of expenses associated with a mutual fund such as investment management and accounting fees. It is not possible to invest directly in an index. The Fund’s performance does reflect the reinvestment of dividends, the impact of transaction costs and the deduction of fees and expenses.

3 1.00 equals perfect correlation.

4 The S&P 500 Index is an unmanaged index that consists of the common stocks of 500 major U.S. corporations selected for their size and the frequency and ease with which their stocks trade.

The above information is not covered by the Report of Independent Auditors.

195

PROFUNDS VP ProFund VP Technology	Schedule of Portfolio Investments December 31, 2003

Common Stocks (100.6%)

	Shares	Value

3Com Corp.*	8,140	$66,504
Adobe Systems, Inc.	5,698	223,931
Advanced Micro Devices, Inc.*	5,698	84,900
Affiliated Computer Services, Inc.—Class A*	2,442	132,991
Agere Systems, Inc.*	26,862	81,929
Altera Corp.*	6,512	147,822
Amdocs, Ltd.*	3,256	73,195
American Tower Corp.*	4,070	44,037
Amphenol Corp.—Class A*	814	52,039
Analog Devices, Inc.	6,512	297,273
Apple Computer, Inc.*	6,512	139,161
Applied Materials, Inc.*	29,304	657,875
Atmel Corp.*	8,954	53,814
Autodesk, Inc.	1,628	40,016
Avaya, Inc.*	7,326	94,798
BEA Systems, Inc.*	8,140	100,122
BMC Software, Inc.*	4,070	75,906
Broadcom Corp.—Class A*	4,884	166,496
Cadence Design Systems, Inc.*	4,884	87,814
Check Point Software Technologies, Ltd.*	4,070	68,457
CIENA Corp.*	10,582	70,264
Cisco Systems, Inc.*	116,402	2,827,405
Citrix Systems, Inc.*	3,256	69,060
Cognizant Technology Solutions Corp.*	814	37,151
Computer Associates International, Inc.	7,326	200,293
Computer Sciences Corp.*	3,256	144,013
Comverse Technology, Inc.*	3,256	57,273
Corning, Inc.*	21,978	229,231
Crown Castle International Corp.*	4,070	44,892
Cymer, Inc.*	814	37,599
Cypress Semiconductor Corp.*	1,628	34,774
Dell, Inc.*	39,072	1,326,885
Electronic Data Systems Corp.	8,140	199,756
EMC Corp.*	39,886	515,327
Emulex Corp.*	1,628	43,435
Fairchild Semiconductor International, Inc.*	1,628	40,651
Foundry Networks, Inc.*	2,442	66,813
Harris Corp.	1,628	61,783
Hewlett-Packard Co.	46,398	1,065,762
Intel Corp.	109,076	3,512,246
International Business Machines Corp.	29,304	2,715,895
International Rectifier Corp.*	1,628	80,439
Intersil Corp.—Class A	2,442	60,684
Intuit, Inc.*	3,256	172,275
JDS Uniphase Corp.*	22,792	83,191
Juniper Networks, Inc.*	7,326	136,850
KLA-Tencor Corp.*	4,884	286,544
Lam Research Corp.*	2,442	78,877
Level 3 Communications, Inc.*	10,582	60,317
Lexmark International Group, Inc.*	2,442	192,039
Linear Technology Corp.	6,512	273,960
LSI Logic Corp.*	6,512	57,761
Lucent Technologies, Inc.*	69,190	196,500
Marvell Technology Group Ltd.*	1,628	61,750
Maxim Integrated Products, Inc.	7,326	364,835
Maxtor Corp.*	4,884	54,212
Mercury Interactive Corp.*	2,442	118,779
Microchip Technology, Inc.	3,256	108,620
Micron Technology, Inc.*	9,768	131,575

Common Stocks, continued

	Shares	Value
Microsoft Corp.	175,010	$4,819,776
Motorola, Inc.	39,072	549,743
National Semiconductor Corp.*	3,256	128,319
NCR Corp.*	2,442	94,750
Network Appliance, Inc.*	7,326	150,403
Network Associates, Inc.*	3,256	48,970
Novell, Inc.*	6,512	68,506
Novellus Systems, Inc.*	4,884	205,372
NVIDIA Corp.*	3,256	75,702
Oracle Corp.*	66,748	881,074
PeopleSoft, Inc.*	5,698	129,914
Pitney Bowes, Inc.	5,698	231,453
PMC-Sierra, Inc.*	3,256	65,608
QLogic Corp.*	3,256	168,010
Qualcomm, Inc.	15,466	834,081
Rambus, Inc.*	1,628	49,980
Reynolds & Reynolds Co.	1,628	47,293
Sandisk Corp.*	1,628	99,536
Scientific-Atlanta, Inc.	2,442	66,667
Seagate Technology Common	4,070	76,923
Siebel Systems, Inc.*	9,768	135,482
Storage Technology Corp.*	2,442	62,882
Sun Microsystems, Inc.*	53,724	241,221
SunGard Data Systems, Inc.*	4,884	135,336
Sybase, Inc.*	1,628	33,504
Symantec Corp.*	5,698	197,436
Synopsys, Inc.*	3,256	109,923
Tellabs, Inc.*	6,512	54,896
Teradyne, Inc.*	3,256	82,865
Texas Instruments, Inc.	28,490	837,036
Unisys Corp.*	5,698	84,615
UTStarcom, Inc.*	1,628	60,350
VeriSign, Inc.*	4,070	66,341
Veritas Software Corp.*	7,326	272,234
WebMD Corp.*	4,884	43,907
Western Digital Corp.*	3,256	38,388
Xerox Corp.*	13,024	179,731
Xilinx, Inc.*	6,512	252,275
Yahoo!, Inc.*	12,210	551,526
Zebra Technologies Corp.*	814	54,025

TOTAL COMMON STOCKS (Cost $23,395,577)		30,794,849

U.S. Government Agency Obligations (0.4%)

	Principal Amount
Federal National Mortgage Association, 0.50%, 01/02/04	$135,000	134,998

TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS (Cost $134,998)		134,998

TOTAL INVESTMENT SECURITIES (Cost $23,530,575)—101.0%		30,929,847
Net other assets (liabilities)—(1.0)%		(299,037)

NET ASSETS—100.0%		$30,630,810

*	Non-income producing security

See accompanying notes to the financial statements.

196

PROFUNDS VP

ProFund VP Technology

Statement of Assets and Liabilities

December 31, 2003
Assets:
Investment securities, at value (cost $23,530,575)	$30,929,847
Cash	246
Dividends and interest receivable	5,613
Receivable for capital shares issued	26,512
Prepaid expenses	170

Total Assets	30,962,388

Liabilities:
Payable for capital shares redeemed	276,164
Advisory fees payable	18,859
Management services fees payable	3,772
Administration fees payable	1,123
Administrative services fees payable	8,942
Distribution fees payable	9,952
Other accrued expenses	12,766

Total Liabilities	331,578

Net Assets	$30,630,810

Net Assets consist of:
Capital	$36,196,841
Accumulated net realized gains (losses) on investments	(12,965,303)
Net unrealized appreciation (depreciation) on investments	7,399,272

Net Assets	$30,630,810

Shares of Beneficial Interest Outstanding	1,968,529

Net Asset Value (offering and redemption price per share)	$15.56

Statement of Operations

For the year ended December 31, 2003
Investment Income:
Dividends	$94,525
Interest	850

Total Investment Income	95,375

Expenses:
Advisory fees	155,594
Management services fees	31,119
Administration fees	9,819
Transfer agency and administrative service fees	93,940
Distribution fees	51,865
Custody fees	23,272
Fund accounting fees	16,592
Other fees	18,881

Total Gross Expenses before reductions	401,082
Less Expenses reduced by the Advisor	(422)

Total Net Expenses	400,660

Net Investment Income (Loss)	(305,285)

Realized and Unrealized Gains (Losses) on Investments:
Net realized gains (losses) on investment securities	(1,409,803)
Change in net unrealized appreciation/depreciation on investments	6,652,164

Net Realized and Unrealized Gains (Losses) on Investments	5,242,361

Change in Net Assets Resulting from Operations	$4,937,076

See accompanying notes to the financial statements.

197

PROFUNDS VP

ProFund VP Technology

Statements of Changes in Net Assets

	For the year ended December 31, 2003	For the year ended December 31, 2002
From Investment Activities:
Operations:
Net investment income (loss)	$(305,285)	$(216,156)
Net realized gains (losses) on investments	(1,409,803)	(8,354,759)
Change in net unrealized appreciation/depreciation on investments	6,652,164	(978,518)

Change in net assets resulting from operations	4,937,076	(9,549,433)

Capital Transactions:
Proceeds from shares issued	143,341,240	118,000,430
Cost of shares redeemed	(132,918,727)	(108,589,596)

Change in net assets resulting from capital transactions	10,422,513	9,410,834

Change in net assets	15,359,589	(138,599)
Net Assets:
Beginning of period	15,271,221	15,409,820

End of period	$30,630,810	$15,271,221

Share Transactions:
Issued	10,994,361	8,366,705
Redeemed	(10,458,167)	(7,791,673)

Change in shares	536,194	575,032

See accompanying notes to the financial statements.

198

PROFUNDS VP

ProFund VP Technology

Financial Highlights

Selected data for a share of beneficial interest outstanding throughout the periods indicated.

	For the year ended December 31, 2003		For the year ended December 31, 2002		For the period January 22, 2001(a) through December 31, 2001
Net Asset Value, Beginning of Period	$10.66		$17.97		$30.00

Investment Activities:
Net investment income (loss)	(0.20	)(b)	(0.24	)(b)	(0.34	)(b)
Net realized and unrealized gains (losses) on investments	5.10		(7.07)		(11.69)

Total income (loss) from investment activities	4.90		(7.31)		(12.03)

Net Asset Value, End of Period	$15.56		$10.66		$17.97

Total Return	45.97%		(40.68)%		(40.10	)%(c)
Ratios to Average Net Assets:
Gross expenses(d)	1.93%		2.27%		2.10%
Net expenses(d)	1.93%		1.98%		2.10%
Net investment income (loss)(d)	(1.47)%		(1.77)%		(1.91)%
Supplemental Data:
Net assets, end of period (000's)	$30,631		$15,271		$15,410
Portfolio turnover rate(e)	702%		1,208%		2,548	%(c)

(a)	Commencement of operations
(b)	Per share net investment income (loss) has been calculated using the daily average shares method.
(c)	Not annualized for periods less than one year.
(d)	Annualized for periods less than one year.
(e)	Portfolio turnover rate is calculated without regard to instruments (including options, swap agreements and futures contracts) having a maturity of less than one year.

See accompanying notes to the financial statements.

199

ProFund VP Telecommunications

The ProFund VP Telecommunications seeks daily investment results, before fees and expenses, that correspond to the daily performance of the Dow Jones U.S. Telecommunications Sector Index. For the year ended December 31, 2003, the Fund had a total return of 2.46%1, compared to a return of 3.55%2 for the Index. For the year, the Fund achieved an average daily statistical correlation of over 0.99 to the daily performance of the Index.3

The Fund applies a mathematical approach to investing. In doing so it takes positions in securities and/or financial instruments that, in combination, should have a similar daily return characteristics as the Index. The Dow Jones U.S. Telecommunications Sector Index measures the performance of the telecommunications economic sector of the U.S. equity market. Component companies include fixed-line communications and wireless communications companies.

The Dow Jones U.S. Telecommunication Sector Index (and the Fund) experienced a difficult start, declining approximately 25% by mid-March. The sector staged a turnaround to finish the year on the positive side in part due to positive economic news and optimistic earnings announcements. Telecommunications equipment companies, which had suffered acutely from the burst of the tech bubble, led the post March rally as demand increased. Of the ten highest weighted constituents of the Index at the beginning of the year, the top performer in terms of stock price return was Nextel Communications Inc (+142.94%) and the worst was AT&T Corp. (-22.25%).

Value of a $10,000 Investment*

* The line graph represents historical performance of a hypothetical investment of $10,000 in the ProFund VP Telecommunications from January 22, 2001 to December 31, 2003 assuming the reinvestment of distributions.

Average Annual Total Return as of 12/31/031

	1 Year	Since Inception (1/22/01)

ProFund VP Telecommunications	2.46%	(23.33)%

Dow Jones U.S. Telecommunications Index	3.55%	(21.51)%

S&P 500 Index	26.38%	(6.22)%

1 Past performance does not guarantee future results. Total return calculations assume the reinvestment of distributions and do not reflect the effect of taxes. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and net asset value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. During the period, certain fees were reduced. If such fee reductions had not occurred, the quoted performance would be lower. Performance numbers are net of all Fund expenses but do not include any insurance, sales, or administrative charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower.

2 The Dow Jones U.S. Telecommunications Index is a price return index and does not reflect the reinvestment of dividends, the impact of transaction costs, nor the deduction of expenses associated with a mutual fund such as investment management and accounting fees. It is not possible to invest directly in an index. The Fund’s performance does reflect the reinvestment of dividends, the impact of transaction costs and the deduction of fees and expenses.

3 1.00 equals perfect correlation.

4 The S&P Index is an unmanaged index that consists of the common stocks of 500 major U.S. corporations selected for their size and the frequency and ease with which their stocks trade.

The above information is not covered by the Report of Independent Auditors.

200

PROFUNDS VP ProFund VP Telecommunications	Schedule of Portfolio Investments December 31, 2003

Common Stocks (78.0%)

	Shares	Value
Alltel Corp.	6,630	$308,825
AT&T Corp.	16,575	336,473
AT&T Wireless Services, Inc.*	44,873	358,535
BellSouth Corp.	23,175	655,853
CenturyTel, Inc.	2,873	93,717
Cincinnati Bell, Inc.*	5,083	25,669
Citizens Communications Co.*	5,967	74,110
IDT Corp.*	221	4,895
IDT Corp.—Class B*	884	20,447
Nextel Communications, Inc.—Class A*	12,321	345,727
Nextel Partners, Inc.—Class A*	884	11,890
NII Holdings, Inc.— Class B*	442	32,986
Qwest Communications International, Inc*	30,277	130,797
SBC Communications, Inc.	53,894	1,405,017
Sprint Corp. (FON Group)	15,706	257,893
Sprint Corp. (PCS Group)*	16,575	93,152
Telephone & Data Systems, Inc.	1,105	69,118
US Cellular Corp.*	221	7,846
Verizon Communications, Inc.	44,602	1,564,637
Western Wireless Corp.—Class A*	1,547	28,403
Wireless Facilities, Inc.*	1,105	16,420

TOTAL COMMON STOCKS (Cost $4,870,883)		5,842,410

TOTAL INVESTMENT SECURITIES (Cost $4,870,883)—78.0%		5,842,410
Net other assets (liabilities)—22.0%		1,646,038

NET ASSETS—100.0%		$7,488,448

Swap Agreements

	Units	Unrealized Appreciation (Depreciation)
Equity Index Swap Agreement based on the Dow Jones U.S. Telecommunications Sector Index expiring 01/02/04 (Underlying notional amount at value $1,629,844)	16,298	$(76)

*	Non-income producing security

See accompanying notes to the financial statements.

201

PROFUNDS VP ProFund VP Telecommunications

Statement of Assets and Liabilities

December 31, 2003
Assets:
Investment securities, at value (cost $4,870,883)	$5,842,410
Dividends and interest receivable	5,345
Receivable for investments sold	1,661,087
Receivable for capital shares issued	708,962
Prepaid expenses	45

Total Assets	8,217,849

Liabilities:
Cash overdraft	3,292
Payable for investments purchased	713,360
Unrealized depreciation on swap agreements	76
Advisory fees payable	4,310
Management services fees payable	862
Administration fees payable	238
Administrative services fees payable	2,625
Distribution fees payable	1,312
Other accrued expenses	3,326

Total Liabilities	729,401

Net Assets	$7,488,448

Net Assets consist of:
Capital	$10,261,192
Accumulated net investment income (loss)	165,601
Accumulated net realized gains (losses) on investments	(3,909,796)
Net unrealized appreciation (depreciation) on investments	971,451

Net Assets	$7,488,448

Shares of Beneficial Interest Outstanding	545,137

Net Asset Value (offering and redemption price per share)	$13.74

Statement of Operations

For the year ended December 31, 2003
Investment Income:
Dividends	$301,554
Interest	193

Total Investment Income	301,747

Expenses:
Advisory fees	51,642
Management services fees	10,328
Administration fees	3,321
Transfer agency and administrative service fees	41,221
Distribution fees	17,214
Custody fees	7,735
Fund accounting fees	5,929
Other fees	5,040

Total Gross Expenses before reductions	142,430
Less Expenses reduced by the Advisor	(6,284)

Total Net Expenses	136,146

Net Investment Income (Loss)	165,601

Realized and Unrealized Gains (Losses) on Investments:
Net realized gains (losses) on investment securities	(895,596)
Net realized gains (losses) on swap agreements	3,519
Change in net unrealized appreciation/depreciation on investments	(157,393)

Net Realized and Unrealized Gains (Losses) on Investments	(1,049,470)

Change in Net Assets Resulting from Operations	$(883,869)

See accompanying notes to the financial statements.

202

PROFUNDS VP

ProFund VP Telecommunications

Statements of Changes in Net Assets

	For the year ended December 31, 2003	For the year ended December 31, 2002

From Investment Activities:
Operations:
Net investment income (loss)	$165,601	$(51,088)
Net realized gains (losses) on investments	(892,077)	(1,634,461)
Change in net unrealized appreciation/depreciation on investments	(157,393)	1,004,787

Change in net assets resulting from operations	(883,869)	(680,762)

Capital Transactions:
Proceeds from shares issued	84,049,515	88,752,147
Cost of shares redeemed	(92,472,931)	(75,426,114)

Change in net assets resulting from capital transactions	(8,423,416)	13,326,033

Change in net assets	(9,307,285)	12,645,271
Net Assets:
Beginning of period	16,795,733	4,150,462

End of period	$7,488,448	$16,795,733

Accumulated net investment income (loss)	$165,601	$—

Share Transactions:
Issued	6,502,112	6,192,167
Redeemed	(7,209,075)	(5,132,470)

Change in shares	(706,963)	1,059,697

See accompanying notes to the financial statements.

203

PROFUNDS VP

ProFund VP Telecommunications

Financial Highlights

Selected data for a share of beneficial interest outstanding throughout the periods indicated.

	For the year ended December 31, 2003	For the year ended December 31, 2002		For the period January 22, 2001(a) through December 31, 2001
Net Asset Value, Beginning of Period	$13.41	$21.57		$30.00

Investment Activities:
Net investment income (loss)	0.31 (b)	(0.10	)(b)	(0.28	)(b)
Net realized and unrealized gains (losses) on investments	0.02 (c)	(8.06)		(8.15)

Total income (loss) from investment activities	0.33	(8.16)		(8.43)

Net Asset Value, End of Period	$13.74	$13.41		$21.57

Total Return	2.46%	(37.83)%		(28.10	)%(d)
Ratios to Average Net Assets:
Gross expenses(e)	2.06%	2.19%		2.17%
Net expenses(e)	1.97%	1.98%		2.17%
Net investment income (loss)(e)	2.40%	(0.72)%		(1.27)%
Supplemental Data:
Net assets, end of period (000’s)	$7,488	$16,796		$4,150
Portfolio turnover rate(f)	1,508%	1,290%		2,830	%(d)

(a)	Commencement of operations
(b)	Per share net investment income (loss) has been calculated using the daily average shares method.
(c)	The amount shown for a share outstanding throughout the period does not accord with the change in aggregate gains and losses in the portfolio of securities during the period because of the timing of sales and purchases of fund shares in relation to fluctuating market values during the period.
(d)	Not annualized for periods less than one year.
(e)	Annualized for periods less than one year.
(f)	Portfolio turnover rate is calculated without regard to instruments (including options, swap agreements and futures contracts) having a maturity of less than one year.

See accompanying notes to the financial statements.

204

ProFund VP Utilities

The ProFund VP Utilities seeks daily investment results, before fees and expenses, that correspond to the daily performance of the Dow Jones U.S. Utilities Sector Index. For the year ended December 31, 2003, the Fund had a total return of 21.37%1, compared to a return of 19.62%2 of the Index.3

The Fund applies a mathematical approach to investing. In doing so it takes positions in securities and/or financial instruments that, in combination, should have similar daily return characteristics as the Index. The Dow Jones U.S. Utilities Sector Index measures the performance of the utilities economic sector of the U.S. equity market. Component companies include electric utilities, gas utilities and water utilities.

The Dow Jones U.S. Utilities Sector Index (and the Fund) responded well during the latter part of the year following the official end of the war in Iraq as uncertainties regarding the region dissipated. There was a general increase in demand for power as a result of higher demand for industrial production. The sector also began to recover from scandals surrounding companies within the sector during the previous year. Of the ten highest weighted constituents of the Index at the beginning of the year, the top performer in terms of stock price return was Exelon Corp. (+25.75%) and the worst was Consolidated Edison (+0.44%)

Value of a $10,000 Investment*

* The line graph represents historical performance of a hypothetical investment of $10,000 in the ProFund VP Utilities from January 22, 2001 to December 31, 2003 assuming the reinvestment of distributions.

Average Annual Total Return as of 12/31/031

	1 Year	Since Inception (1/22/01)

ProFund VP Utilities	21.37%	(8.92)%

Dow Jones U.S. Utilities Index	19.62%	(9.88)%

S&P 500 Index	26.38%	(6.22)%

1 Past performance does not guarantee future results. Total return calculations assume the reinvestment of distributions and do not reflect the effect of taxes. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and net asset value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. During the period, certain fees were reduced. If such fee reductions had not occurred, the quoted performance would be lower. Performance numbers are net of all Fund expenses but do not include any insurance, sales, or administrative charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower.

2 The Dow Jones U.S. Utilities Index is a price return index and does not reflect the reinvestment of dividends, the impact of transaction costs, nor the deduction of expenses associated with a mutual fund such as investment management and accounting fees. It is not possible to invest directly in an index. The Fund’s performance does reflect the reinvestment of dividends, the impact of transaction costs and the deduction of fees and expenses.

3 1.00 equals perfect correlation.

4 The S&P 500 Index is an unmanaged index that consists of the common stocks of 500 major U.S. corporations selected for their size and the frequency and ease with which their stocks trade.

The above information is not covered by the Report of Independent Auditors.

205

PROFUNDS VP ProFund VP Utilities	Schedule of Portfolio Investments December 31, 2003

Common Stocks (100.5%)

	Shares	Value
AES Corp.*	39,072	$368,840
AGL Resources, Inc.	3,848	111,977
Allegheny Energy, Inc.*	8,288	105,755
Alliant Energy Corp.	7,400	184,260
Ameren Corp.	10,656	490,176
American Electric Power, Inc.	26,048	794,724
Aquilla, Inc.*	13,024	44,151
Atmos Energy Corp.	3,256	79,121
Avista Corp.	2,960	53,635
Black Hills Corp.	2,072	61,808
Calpine Corp.*	27,232	130,986
CenterPoint Energy, Inc.	17,760	172,094
Cinergy Corp.	10,952	425,047
CLECO Corp.	3,256	58,543
CMS Energy Corp.*	10,656	90,789
Consolidated Edison, Inc.	14,800	636,548
Constellation Energy Group, Inc.	10,952	428,880
Dominion Resources, Inc.	21,312	1,360,345
DPL, Inc.	6,216	129,790
DTE Energy Co.	11,248	443,171
Duke Energy Corp.	59,792	1,222,746
Duquesne Light Holdings, Inc.	5,032	92,287
Dynegy, Inc.—Class A*	18,352	78,547
Edison International*	21,608	473,863
El Paso Electric Co.*	3,256	43,468
Energen Corp.	2,072	85,014
Energy East Corp.	9,768	218,803
Entergy Corp.	15,096	862,434
Equitable Resources, Inc.	4,144	177,860
Exelon Corp.	21,608	1,433,907
FirstEnergy Corp.	21,904	771,021
FPL Group, Inc.	11,248	735,844
Great Plains Energy, Inc.	4,440	141,281
Hawaiian Electric Industries, Inc.	2,368	112,172
IDACORP, Inc.	2,664	79,707
KeySpan Corp.	10,360	381,248
MDU Resources Group, Inc.	6,808	162,098
National Fuel Gas Co.	5,032	122,982
New Jersey Resources Corp.	1,776	68,394
NICOR, Inc.	2,960	100,758
NiSource, Inc.	17,464	383,160
Northeast Utilities System	8,288	167,169
Northwest Natural Gas Co.	1,776	54,612
NSTAR	3,552	172,272
NUI Corp.	1,184	19,086
OGE Energy Corp.	5,624	136,045
ONEOK, Inc.	5,328	117,642
Peoples Energy Corp.	2,368	99,551

Common Stocks, continued

	Shares	Value
Pepco Holdings, Inc.	11,248	$219,786
PG&E Corp.*	25,752	715,133
Philadelphia Suburban Corp.	6,216	137,374
Piedmont Natural Gas Company, Inc.	2,072	90,049
Pinnacle West Capital Corp.	5,920	236,918
PNM Resources, Inc.	2,664	74,858
PPL Corp.	11,840	518,000
Progress Energy, Inc.	16,280	736,833
Public Service Enterprise Group, Inc.	15,392	674,170
Puget Energy, Inc.	6,216	147,754
Questar Corp.	5,624	197,684
Reliant Resources, Inc.*	18,352	135,071
SCANA Corp.	6,512	223,036
Sempra Energy	13,024	391,502
Sierra Pacific Resources*	7,696	56,489
Southern Co.	48,248	1,459,502
Southern Union Co.*	3,552	65,357
TECO Energy, Inc.	12,432	179,145
Texas Genco Holdings, Inc.	888	28,860
TXU Corp.	21,312	505,521
UGI Corp.	2,960	100,344
Unisource Energy Corp.	2,072	51,096
Vectren Corp.	5,032	124,039
Westar Energy, Inc.	4,736	95,904
WGL Holdings, Inc.	3,256	90,484
Wisconsin Energy Corp.	7,696	257,431
WPS Resources Corp.	2,368	109,473
Xcel Energy, Inc.	26,344	447,321

TOTAL COMMON STOCKS (Cost $18,591,469)		22,753,745

U.S. Government Agency Obligations (0.3%)

	Principal Amount
Federal National Mortgage Association, 0.50%, 01/02/04	$76,000	75,999

TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS (Cost $75,999)		75,999

TOTAL INVESTMENT SECURITIES (Cost $18,667,468)—100.8%		22,829,744
Net other assets (liabilities)—(0.8)%		(177,240)

NET ASSETS—100.0%		$22,652,504

*	Non-income producing security

See accompanying notes to the financial statements.

206

PROFUNDS VP

ProFund VP Utilities

Statement of Assets and Liabilities

December 31, 2003
Assets:
Investment securities, at value (cost $18,667,468)	$22,829,744
Cash	781
Dividends and interest receivable	26,485
Prepaid expenses	148

Total Assets	22,857,158

Liabilities:
Payable for capital shares redeemed	167,566
Advisory fees payable	13,346
Management services fees payable	2,669
Administration fees payable	687
Administrative services fees payable	7,593
Distribution fees payable	3,799
Other accrued expenses	8,994

Total Liabilities	204,654

Net Assets	$22,652,504

Net Assets consist of:
Capital	$27,099,869
Accumulated net investment income (loss)	385,128
Accumulated net realized gains (losses) on investments	(8,994,769)
Net unrealized appreciation (depreciation) on investments	4,162,276

Net Assets	$22,652,504

Shares of Beneficial Interest Outstanding	1,012,127

Net Asset Value (offering and redemption price per share)	$22.38

Statement of Operations

For the year ended December 31, 2003
Investment Income:
Dividends	$768,778
Interest	372

Total Investment Income	769,150

Expenses:
Advisory fees	145,645
Management services fees	29,129
Administration fees	9,290
Transfer agency and administrative service fees	112,432
Distribution fees	48,548
Custody fees	20,958
Fund accounting fees	16,451
Other fees	17,252

Total Gross Expenses before reductions	399,705
Less Expenses reduced by the Advisor	(15,683)

Total Net Expenses	384,022

Net Investment Income (Loss)	385,128

Realized and Unrealized Gains (Losses) on Investments:
Net realized gains (losses) on investment securities	412,890
Change in net unrealized appreciation/depreciation on investments	2,293,378

Net Realized and Unrealized Gains (Losses) on Investments	2,706,268

Change in Net Assets Resulting from Operations	$3,091,396

See accompanying notes to the financial statements.

207

PROFUNDS VP

ProFund VP Utilities

Statements of Changes in Net Assets

	For the year ended December 31, 2003	For the year ended December 31, 2002

From Investment Activities:
Operations:
Net investment income (loss)	$385,128	$429,358
Net realized gains (losses) on investments	412,890	(6,362,421)
Change in net unrealized appreciation/depreciation on investments	2,293,378	1,307,557

Change in net assets resulting from operations	3,091,396	(4,625,506)

Distributions to Shareholders From:
Net investment income	(429,358)	—

Change in net assets resulting from distributions	(429,358)	—

Capital Transactions:
Proceeds from shares issued	206,037,746	224,791,256
Dividends reinvested	429,358	—
Cost of shares redeemed	(212,502,733)	(207,560,080)

Change in net assets resulting from capital transactions	(6,035,629)	17,231,176

Change in net assets	(3,373,591)	12,605,670
Net Assets:
Beginning of period	26,026,095	13,420,425

End of period	$22,652,504	$26,026,095

Accumulated net investment income (loss)	$385,128	$429,358

Share Transactions:
Issued	10,185,139	10,351,013
Reinvested	19,314	—
Redeemed	(10,578,387)	(9,508,462)

Change in shares	(373,934)	842,551

See accompanying notes to the financial statements.

208

PROFUNDS VP

ProFund VP Utilities

Financial Highlights

Selected data for a share of beneficial interest outstanding throughout the periods indicated.

	For the year ended December 31, 2003	For the year ended December 31, 2002	For the period January 22, 2001(a) through December 31, 2001
Net Asset Value, Beginning of Period	$18.78	$24.69	$30.00

Investment Activities:
Net investment income (loss)	0.40 (b)	0.51 (b)	0.39	(b)
Net realized and unrealized gains (losses) on investments	3.61	(6.42)	(5.70)

Total income (loss) from investment activities	4.01	(5.91)	(5.31)

Distribution to Shareholders From:
Net investment income	(0.41)	—	—

Net Asset Value, End of Period	$22.38	$18.78	$24.69

Total Return	21.37%	(23.94)%	(17.70	)%(c)
Ratios to Average Net Assets:
Gross expenses(d)	2.06%	2.17%	2.05%
Net expenses(d)	1.98%	1.98%	2.05%
Net investment income (loss)(d)	1.98%	2.31%	1.44%
Supplemental Data:
Net assets, end of period (000’s)	$22,653	$26,026	$13,420
Portfolio turnover rate(e)	1,134%	1,461%	1,008	%(c)

(a)	Commencement of operations
(b)	Per share net investment income (loss) has been calculated using the daily average shares method.
(c)	Not annualized for periods less than one year.
(d)	Annualized for periods less than one year.
(e)	Portfolio turnover rate is calculated without regard to instruments (including options, swap agreements and futures contracts) having a maturity of less than one year.

See accompanying notes to the financial statements.

209

ProFund VP U.S. Government Plus

The ProFund VP U.S. Government Plus seeks daily investment results, before fees and expenses, that correspond to one and one-quarter times the daily price movement of the most recently issued 30-year U.S. Treasury Bond (“Long Bond”). For the year ended December 31, 2003, the Fund had a total return of -2.55%1, compared to a price return of -4.34%2 for the most recently issued 30-year U.S. Treasury Bond3. For the year, the Fund achieved an average daily statistical correlation of over 0.99 to 125% of the daily price movement of the Long Bond.4

The Fund applies a mathematical approach to investing. In doing so it takes positions in debt instruments and/or financial instruments that, in combination, should have similar daily return characteristics as one and one-quarter times the daily price movement of the Long Bond. The Long Bond is the longest term outstanding 30-year bond issued by the U.S. Treasury. As of 12/31/03, the last (most recent) Long Bond to be issued carried a maturity date of 2/15/2031 and a 5.375% coupon.

The yield on the long bond increased from 4.78% as of 12/31/02 to 5.07% as of 12/31/03. This resulted in a price decline in the Long Bond that almost fully offset the yield component of the return, leaving the total return of the Long Bond just slightly in positive territory. The price of the Long Bond increased for most of the first half of the year, as the Federal reserve suggested they would buy bonds to keep yields low, in their effort to re-heat the economy and reduce any risks of deflation. This rally was interrupted by a very sharp decline over the mid-June to mid-August period when market participants were disappointed with a smaller than expected cut in the Fed Funds rate at the June Fed meeting, and a subsequent spate of strong economic reports that continued throughout the summer.

Value of a $10,000 Investment*

* The line graph represents historical performance of a hypothetical investment of $10,000 in the ProFund VP U.S. Government Plus from May 1, 2002 to December 31, 2003 assuming the reinvestment of distributions.

Average Annual Total Return as of 12/31/031

	1 Year	Since Inception (5/1/02)

ProFund VP U.S. Government Plus	(2.55)%	8.13%

30-year U.S. Treasury Bond	(4.34)%	4.32%

Lehman Brothers U.S. Treasury: Long-Term Index	2.20%	9.40%

1 Past performance does not guarantee future results. Total return calculations assume the reinvestment of distributions and do not reflect the effect of taxes. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and net asset value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. During the period, certain fees were reduced. If such fee reductions had not occurred, the quoted performance would be lower. Performance numbers are net of all Fund expenses but do not include any insurance, sales, or administrative charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower.

2 The price return of the most recently issued 30-year bond does not reflect a yield component nor does it reflect the reinvestment of interest income, the impact of transaction and financing costs, nor the deduction of expenses associated with a mutual fund such as investment management and accounting fees. The Fund’s performance does reflect a yield component, the impact of transaction and financing costs, and the deduction of fees and expenses.

3 Over this same period the total return of the Long Bond was 0.77% as measured by the Ryan Labs 30-Year Treasury Index and the return of the Lehman Brothers U.S. Treasury Long-Term Index was 2.20%.

4 1.00 equals perfect correlation.

5 The Lehman Brothers U.S. Treasury: Long-Term Index is an unmanaged index that consists of public obligations of the U.S. Treasury that have remaining maturities of ten years or more and at least $150 million par amount outstanding.

The above information is not covered by the Report of Independent Auditors.

210

PROFUNDS VP ProFund VP U.S. Government Plus	Schedule of Portfolio Investments December 31, 2003

U.S. Government Agency Obligations (33.3%)

	Principal Amount	Value
Federal Home Loan Bank, 0.50%, 01/02/04	$6,136,000	$6,135,915
Federal National Mortgage Association, 0.50%, 01/02/04	6,136,000	6,135,915

TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS (Cost $12,271,830)		12,271,830

U.S. Treasury Obligations (34.4%)
U.S. Treasury Bills, 0.50%, 01/02/04	6,136,000	6,135,915
U.S. Treasury Bonds, 5.375%, 02/15/31	6,220,000	6,496,804

TOTAL U.S. TREASURY OBLIGATIONS (Cost $12,320,971)		12,632,719

Repurchase Agreements (33.4%)
State Street Bank, 0.70%, 01/02/04, dated 12/31/03, with maturity value of $6,133,239 (Fully collateralized by a Federal Home Loan Mortgage Security)	6,133,000	6,133,000
UBS Bank, 0.70%, 01/02/04, dated 12/31/03, with maturity value of $6,136,239 (Fully collateralized by a Federal National Mortgage Association Security)	6,136,000	6,136,000

TOTAL REPURCHASE AGREEMENTS (Cost $12,269,000)		12,269,000

TOTAL INVESTMENT SECURITIES (Cost $36,861,801)—101.1%		37,173,549
Net other assets (liabilities)—(1.1)%		(397,135)

NET ASSETS—100.0%		$36,776,414

Futures Purchased

	Contracts	Unrealized Appreciation (Depreciation)
30-Year U.S. Treasury Bond Futures Contract expiring March 2004 (Underlying face amount at value $218,881)	2	$(2,253)
Swap Agreements

	Units	Unrealized Appreciation (Depreciation)
Total Return Swap Agreement based on the 30-Year U.S. Treasury Bond expiring 02/28/04 (Underlying notional amount at value $39,051,853)	37,388,000	$(131,805)

See accompanying notes to the financial statements.

211

PROFUNDS VP

ProFund VP U.S. Government Plus

Statement of Assets and Liabilities

December 31, 2003
Assets:
Investment securities, at value (cost $24,592,801)	$24,904,549
Repurchase agreements, at cost	12,269,000

Total Investments	37,173,549
Cash	600
Segregated cash balances with brokers for futures contracts	5,034
Interest receivable	126,519
Receivable for capital shares issued	19
Variation margin on futures contracts	256
Prepaid expenses	765

Total Assets	37,306,742

Liabilities:
Dividends payable	153
Payable for capital shares redeemed	326,994
Unrealized depreciation on swap agreements	131,805
Advisory fees payable	17,063
Management services fees payable	5,119
Administration fees payable	1,614
Administrative services fees payable	17,918
Distribution fees payable	8,968
Other accrued expenses	20,694

Total Liabilities	530,328

Net Assets	$36,776,414

Net Assets consist of:
Capital	$40,969,234
Accumulated net realized gains (losses) on investments	(4,370,510)
Net unrealized appreciation (depreciation) on investments	177,690

Net Assets	$36,776,414

Shares of Beneficial Interest Outstanding	1,283,291

Net Asset Value (offering and redemption price per share)	$28.66

Statement of Operations

For the year ended December 31, 2003
Investment Income:
Interest	$1,027,723

Expenses:
Advisory fees	269,935
Management services fees	80,981
Administration fees	26,048
Transfer agency and administrative service fees	312,539
Distribution fees	134,663
Custody fees	32,940
Fund accounting fees	46,701
Other fees	35,352

Total Gross Expenses before reductions	939,159
Less Expenses reduced by the Advisor	(8,089)

Total Net Expenses	931,070

Net Investment Income (Loss)	96,653

Realized and Unrealized Gains (Losses) on Investments:
Net realized gains (losses) on investment securities	(241,188)
Net realized gains (losses) on futures contracts	(256,834)
Net realized gains (losses) on swap agreements	(3,821,284)
Change in net unrealized appreciation/depreciation on investments	(324,317)

Net Realized and Unrealized Gains (Losses) on Investments	(4,643,623)

Change in Net Assets Resulting from Operations	$(4,546,970)

See accompanying notes to the financial statements.

212

PROFUNDS VP

ProFund VP U.S. Government Plus

Statements of Changes in Net Assets

	For the year ended December 31, 2003	For the period May 1, 2002(a) through December 31, 2002
From Investment Activities:
Operations:
Net investment income (loss)	$96,653	$214,947
Net realized gains (losses) on investments	(4,319,306)	5,212,931
Change in net unrealized appreciation/depreciation on investments	(324,317)	502,007

Change in net assets resulting from operations	(4,546,970)	5,929,885

Distributions to Shareholders From:
Net investment income	(91,727)	(1,531,855)
Net realized gains on investments	(3,967,449)	—
Return of capital	(2,138,536)	—

Change in net assets resulting from distributions	(6,197,712)	(1,531,855)

Capital Transactions:
Proceeds from shares issued	404,039,693	422,970,722
Dividends reinvested	6,187,569	1,530,541
Cost of shares redeemed	(487,634,510)	(303,970,949)

Change in net assets resulting from capital transactions	(77,407,248)	120,530,314

Change in net assets	(88,151,930)	124,928,344
Net Assets:
Beginning of period	124,928,344	—

End of period	$36,776,414	$124,928,344

Accumulated net investment income (loss)	$—	$(4,927)

Share Transactions:
Issued	12,192,198	12,910,778
Reinvested	205,259	45,993
Redeemed	(14,776,028)	(9,294,909)

Change in shares	(2,378,571)	3,661,862

(a)	Commencement of operations

See accompanying notes to the financial statements.

213

PROFUNDS VP

ProFund VP U.S. Government Plus

Financial Highlights

Selected data for a share of beneficial interest outstanding throughout the periods indicated.

	For the year ended December 31, 2003	For the period May 1, 2002(a) through December 31, 2002
Net Asset Value, Beginning of Period	$34.12	$30.00

Investment Activities:
Net investment income (loss)	0.06 (b)	0.12	(b)
Net realized and unrealized gains (losses) on investments	(0.90)	4.89

Total income (loss) from investment activities	(0.84)	5.01

Distributions to Shareholders From:
Net investment income	(0.06)	(0.89)
Net realized gains on investments	(3.23)	—
Return of capital	(1.33)	—

Total distributions	(4.62)	(0.89)

Net Asset Value, End of Period	$28.66	$34.12

Total Return	(2.55)%	16.90	%(c)
Ratios to Average Net Assets:
Gross expenses(d)	1.74%	1.71%
Net expenses(d)	1.73%	1.71%
Net investment income (loss)(d)	0.18%	0.56%
Supplemental Data:
Net assets, end of period (000’s)	$36,776	$124,928
Portfolio turnover rate(e)	526%	269	%(c)

(a)	Commencement of operations
(b)	Per share net investment income (loss) has been calculated using the daily average shares method.
(c)	Not annualized for periods less than one year.
(d)	Annualized for periods less than one year.
(e)	Portfolio turnover rate is calculated without regard to instruments (including options, swap agreements and futures contracts) having a maturity of less than one year.

See accompanying notes to the financial statements.

214

ProFund VP Rising Rates Opportunity

The ProFund VP Rising Rates Opportunity seeks daily investment results, before fees and expenses, that correspond to one and one-quarter times the inverse of the daily price movement of the most recently issued 30-year U.S. Treasury Bond (“Long Bond”). For the year ended December 31, 2003, the Fund had a total return of -4.11%1, compared to a price return of -4.34%2 for the most recently issued 30-year U.S. Treasury Bond3. For the year, the Fund achieved an average daily statistical correlation of over 0.99 to 125% the inverse of the daily price movement of the Long Bond.4

The Fund applies a mathematical approach to investing. In doing so it takes positions in debt instruments and/or financial instruments that, in combination, should have similar daily return characteristics as one and one-quarter times the inverse of the daily price movement of the Long Bond. The Long Bond is the longest term outstanding bond issued by the U.S. Treasury. As of 12/31/03, the last (most recent) Long Bond to be issued had a maturity date of 2/15/2031 and a 5.375% coupon.

The yield on the long bond increased from 4.78% as of 12/31/02 to 5.07% as of 12/31/03. This resulted in a price decline in the Long Bond that almost fully offset the yield component of the return, leaving the total return of the Long Bond just slightly in positive territory. The price of the Long Bond increased for most of the first half of the year, as the Federal Reserve suggested they would buy bonds to keep yields low, in their effort to re-heat the economy and reduce any risks of deflation. This rally was interrupted by a very sharp decline over the mid-June to mid-August period when market participants were disappointed with a smaller than expected cut in the Fed Funds rate at the June Fed meeting, and a subsequent spate of strong economic reports that continued throughout the summer. Low short-term interest rates combined with a proportionally large spread between short and long-term rates negatively impacted Fund performance.

Value of a $10,000 Investment*

* The line graph represents historical performance of a hypothetical investment of $10,000 in the ProFund VP Rising Rates Opportunity from May 1, 2002 to December 31, 2003 assuming the reinvestment of distributions.

Average Annual Total Return as of 12/31/031

	1 Year	Since Inception (5/1/02)

ProFund VP Rising Rates Opportunity	(4.11)%	(14.01)%

30-year U.S. Treasury Bond	(4.34)%	4.32%

Lehman Brothers U.S. Treasury: Long-Term Index	2.20%	9.40%

1 Past performance does not guarantee future results. Total return calculations assume the reinvestment of distributions and do not reflect the effect of taxes. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and net asset value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. During the period, certain fees were reduced. If such fee reductions had not occurred, the quoted performance would be lower. Performance numbers are net of all Fund expenses but do not include any insurance, sales, or administrative charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower.

2 The price return of the most recently issued 30-year bond does not reflect a yield component nor does it reflect the reinvestment of interest income, the impact of transaction and financing costs, nor the deduction of expenses associated with a mutual fund such as investment management and accounting fees. The Fund’s performance does reflect a yield component, the impact of transaction and financing costs, and the deduction of fees and expenses. Since the ProFund VP Rising Rates Opportunity is an inverse fund, the yield of the Long Bond is effectively paid out, rather than received.

3 Over this same period the total return of the Long Bond was 0.77% as measured by the Ryan Labs 30-Year Treasury Index and the return of the Lehman Brothers U.S. Treasury Long-Term Index was 2.20%.

4 1.00 equals perfect correlation.

5 The Lehman Brothers U.S. Treasury: Long-Term Index is an unmanaged index that consists of public obligations of the U.S. Treasury that have remaining maturities of ten years or more and at least $150 million par amount outstanding.

The above information is not covered by the Report of Independent Auditors.

215

PROFUNDS VP ProFund VP Rising Rates Opportunity	Schedule of Portfolio Investments December 31, 2003

U.S. Government Agency Obligations (41.0%)

	Principal Amount	Value
Federal Home Loan Bank, 0.50%, 01/02/04	$15,208,000	$15,207,788
Federal National Mortgage Association, 0.50%, 01/02/04	15,208,000	15,207,788

TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS (Cost $30,415,576)		30,415,576

U.S. Treasury Obligations (20.5%)
U.S. Treasury Bills, 0.50%, 01/02/04	15,208,000	15,207,789

TOTAL U.S. TREASURY OBLIGATIONS (Cost $15,207,789)		15,207,789

Repurchase Agreements (40.9%)
State Street Bank, 0.70%, 01/02/04, dated 12/31/03, with maturity value of $15,208,296 (Fully collateralized by a Federal Home Loan Mortgage Security)	15,208,000	15,208,000
UBS Bank, 0.70%, 01/02/04, dated 12/31/03, with maturity value of $15,208,296 (Fully collateralized by a Federal National Mortgage Association Security)	15,208,000	15,208,000

TOTAL REPURCHASE AGREEMENTS (Cost $30,416,000)		30,416,000

Options Purchased (NM)

	Contracts
30-year U.S. Treasury Bond Call Option expiring June 2004 @ $135	150	1,751
TOTAL OPTIONS PURCHASED (Cost $3,019)		1,751

TOTAL INVESTMENT SECURITIES (Cost $76,042,384)—102.4%		76,041,116
Net other assets (liabilities)—(2.4)%		(1,769,609)

NET ASSETS—100.0%		$74,271,507

Futures Contracts Sold

	Contracts	Unrealized Appreciation (Depreciation)
30-year U.S. Treasury Bond Futures Contract expiring March 2004 (Underlying face amount at value $1,860,488)	17	$(2,252)

Swap Agreements

	Units	Unrealized Appreciation (Depreciation)
Total Return Swap Agreement based on the 30-year U.S. Treasury Bond expiring 02/28/04 (Underlying notional amount at value $93,602,426)	(87,568,000)	$363,848

NM	Not meaningful, amount is less than 0.05%.

See accompanying notes to the financial statements.

216

PROFUNDS VP

ProFund VP Rising Rates Opportunity

Statement of Assets and Liabilities

December 31, 2003
Assets:
Investment securities, at value (cost $45,626,384)	$45,625,116
Repurchase agreements, at cost	30,416,000

Total Investments	76,041,116
Cash	756
Segregated cash balances with brokers for futures contracts	48,836
Interest receivable	591
Receivable for capital shares issued	241,528
Unrealized appreciation on swap agreements	363,848
Prepaid expenses	187

Total Assets	76,696,862

Liabilities:
Payable for capital shares redeemed	2,271,959
Variation margin on futures contracts	2,175
Advisory fees payable	49,042
Management services fees payable	9,808
Administration fees payable	2,953
Administrative services fees payable	36,235
Distribution fees payable	25,040
Other accrued expenses	28,143

Total Liabilities	2,425,355

Net Assets	$74,271,507

Net Assets consist of:
Capital	$78,333,938
Accumulated net realized gains (losses) on investments	(4,422,759)
Net unrealized appreciation (depreciation) on investments	360,328

Net Assets	$74,271,507

Shares of Beneficial Interest Outstanding	3,184,309

Net Asset Value (offering and redemption price per share)	$23.32

Statement of Operations

For the year ended December 31, 2003
Investment Income:
Interest	$385,131

Expenses:
Advisory fees	298,038
Management services fees	59,608
Administration fees	18,591
Transfer agency and administrative service fees	208,191
Distribution fees	99,310
Custody fees	22,941
Fund accounting fees	29,275
Other fees	24,082

Total Gross Expenses before reductions	760,036
Less Expenses reduced by the Advisor	(411)

Total Net Expenses	759,625

Net Investment Income (Loss)	(374,494)

Realized and Unrealized Gains (Losses) on Investments:
Net realized gains (losses) on investment securities	7,779
Net realized gains (losses) on futures contracts	(457,219)
Net realized gains (losses) on swap agreements	(1,664,836)
Change in net unrealized appreciation/depreciation on investments	365,062

Net Realized and Unrealized Gains (Losses) on Investments	(1,749,214)

Change in Net Assets Resulting from Operations	$(2,123,708)

See accompanying notes to the financial statements.

217

PROFUNDS VP

ProFund VP Rising Rates Opportunity

Statements of Changes in Net Assets

	For the year ended December 31, 2003	For the period May 1, 2002(a) through December 31, 2002
From Investment Activities:
Operations:
Net investment income (loss)	$(374,494)	$(26,296)
Net realized gains (losses) on investments	(2,114,276)	(2,726,147)
Change in net unrealized appreciation/depreciation on investments	365,062	(4,734)

Change in net assets resulting from operations	(2,123,708)	(2,757,177)

Capital Transactions:
Proceeds from shares issued	371,420,617	146,601,639
Cost of shares redeemed	(302,193,310)	(136,676,554)

Change in net assets resulting from capital transactions	69,227,307	9,925,085

Change in net assets	67,103,599	7,167,908
Net Assets:
Beginning of period	7,167,908	—

End of period	$74,271,507	$7,167,908

Accumulated net investment income (loss)	$—	$1,818

Share Transactions:
Issued	15,507,756	5,543,393
Redeemed	(12,618,173)	(5,248,667)

Change in shares	2,889,583	294,726

(a)	Commencement of operations

See accompanying notes to the financial statements.

218

PROFUNDS VP

ProFund VP Rising Rates Opportunity

Financial Highlights

Selected data for a share of beneficial interest outstanding throughout the periods indicated.

	For the year ended December 31, 2003		For the period May 1, 2002(a) through December 31, 2002
Net Asset Value, Beginning of Period	$24.32		$30.00

Investment Activities:
Net investment income (loss)	(0.23	)(b)	(0.09	)(b)
Net realized and unrealized gains (losses) on investments	(0.77)		(5.59)

Total income (loss) from investment activities	(1.00)		(5.68)

Net Asset Value, End of Period	$23.32		$24.32

Total Return	(4.11)%		(18.93	)%(c)
Ratios to Average Net Assets:
Gross expenses(d)	1.91%		2.13%
Net expenses(d)	1.91%		1.98%
Net investment income (loss)(d)	(0.94)%		(0.49)%
Supplemental Data:
Net assets, end of period (000’s)	$74,272		$7,168
Portfolio turnover rate(e)	—		—

(a)	Commencement of operations
(b)	Per share net investment income (loss) has been calculated using the daily average shares method.
(c)	Not annualized for periods less than one year.
(d)	Annualized for periods less than one year.
(e)	Portfolio turnover rate is calculated without regard to instruments (including options, swap agreements and futures contracts) having a maturity of less than one year.

See accompanying notes to the financial statements.

219

ProFund VP Money Market

The ProFund VP Money Market seeks, as its investment objective, a high level of current income consistent with liquidity and preservation of capital. For the year ended December 31, 2003, the Fund returned 0.12%*.

An investment in this ProFund VP is neither guaranteed nor insured by the FDIC or any other government agency. Although the ProFund VP strives to maintain the value of your investment at $1.00 per share, it is possible to lose money by investing in this ProFund VP.

* Past performance does not guarantee future results. Total return calculations assume the reinvestment of distributions and do not reflect the effect of taxes. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and net asset value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. During the period, certain fees were reduced. If such fee reductions had not occurred, the quoted performance would be lower. Performance numbers are net of all Fund expenses but do not include any insurance, sales, or administrative charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower.

The above information is not covered by the Report of Independent Auditors.

220

PROFUNDS VP ProFund VP Money Market	Schedule of Portfolio Investments December 31, 2003

U.S. Government Agency Obligations (4.5%)

	Principal Amount	Value
Federal Home Loan Bank, 0.50%, 01/02/04	$1,019,000	$1,018,986
Federal National Mortgage Association, 0.50%, 01/02/04	1,019,000	1,018,986

TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS (Cost $2,037,972)		2,037,972

U.S. Treasury Obligations (2.2%)
U.S. Treasury Bills, 0.50%, 01/02/04	1,019,000	1,018,986

TOTAL U.S. TREASURY OBLIGATIONS (Cost $1,018,986)		1,018,986

Repurchase Agreements (4.4%)
State Street Bank, 0.70%, 01/02/04, dated 12/31/03, with maturity value of $1,016,040 (Fully collateralized by a Federal Home Loan Mortgage Security)	1,016,000	1,016,000
UBS Bank, 0.70%, 01/02/04, dated 12/31/03, with maturity value of $1,019,040 (Fully collateralized by a Federal National Mortgage Association Security)	1,019,000	1,019,000

TOTAL REPURCHASE AGREEMENTS (Cost $2,035,000)		2,035,000

TOTAL INVESTMENT SECURITIES (Cost $5,091,958)—11.1%		5,091,958
Net other assets (liabilities)—88.9%		40,693,553

NET ASSETS—100.0%		$45,785,511

See accompanying notes to the financial statements.

221

PROFUNDS VP

ProFund VP Money Market

Statement of Assets and Liabilities

December 31, 2003
Assets:
Investment securities, at value (cost $3,056,958)	$3,056,958
Repurchase agreements, at cost	2,035,000

Total Investments	5,091,958
Cash	1,053
Interest receivable	40
Receivable for capital shares issued	40,742,353
Prepaid expenses	1,015

Total Assets	45,836,419

Liabilities:
Payable for capital shares redeemed	282
Advisory fees payable	9,532
Management services fees payable	1,906
Administration fees payable	961
Administrative services fees payable	653
Distribution fees payable	15,255
Other accrued expenses	22,319

Total Liabilities	50,908

Net Assets	$45,785,511

Net Assets consist of:
Capital	$45,785,512
Accumulated net realized gains (losses) on investments	(1)

Net Assets	$45,785,511

Shares of Beneficial Interest Outstanding	45,785,511

Net Asset Value (offering and redemption price per share)	$1.00

Statement of Operations

For the year ended December 31, 2003
Investment Income:
Interest	$705,234

Expenses:
Advisory fees	503,125
Management services fees	100,625
Administration fees	32,374
Transfer agency and administration service fees	56,132
Distribution fees	134,938
Custody fees	35,396
Fund accounting fees	58,320
Other fees	39,624

Total Gross Expenses before reductions	960,534
Less Expenses reduced by the Advisor	(291,646)
Less Expenses reduced by a Third Party	(47,459)

Total Net Expenses	621,429

Net Investment Income (Loss)	83,805

Change in Net Assets Resulting from Operations	$83,805

See accompanying notes to the financial statements.

222

PROFUNDS VP

ProFund VP Money Market

Statements of Changes in Net Assets

	For the year ended December 31, 2003	For the year ended December 31, 2002
From Investment Activities:
Operations:
Net investment income (loss)	$83,805	$137,507
Net realized gains (losses) on investments	—	(1)

Change in net assets resulting from operations	83,805	137,506

Distributions to Shareholders From:
Net investment income	(83,805)	(137,507)

Change in net assets resulting from distributions	(83,805)	(137,507)

Capital Transactions:
Proceeds from shares issued	1,322,225,583	6,444,480,897
Dividends reinvested	83,805	138,140
Cost of shares redeemed	(1,345,702,885)	(6,436,419,682)

Change in net assets resulting from capital transactions	(23,393,497)	8,199,355

Change in net assets	(23,393,497)	8,199,354
Net Assets:
Beginning of period	69,179,008	60,979,654

End of period	$45,785,511	$69,179,008

Share Transactions:
Issued	1,322,225,583	6,444,480,897
Reinvested	83,805	138,313
Redeemed	(1,345,703,126)	(6,436,419,615)

Change in shares	(23,393,738)	8,199,595

See accompanying notes to the financial statements.

223

PROFUNDS VP

ProFund VP Money Market

Financial Highlights

Selected data for a share of beneficial interest outstanding throughout the periods indicated.

	For the year ended December 31, 2003	For the year ended December 31, 2002	For the period October 29, 2001(a) through December 31, 2001
Net Asset Value, Beginning of Period	$1.000	$1.000	$1.000

Investment Activities:
Net investment income (loss)	0.001	0.002	0.001

Distributions to Shareholders From:
Net investment income	(0.001)	(0.002)	(0.001)

Net Asset Value, End of Period	$1.000	$1.000	$1.000

Total Return	0.12%	0.21%	0.08	%(b)
Ratios to Average Net Assets:
Gross expenses(c)	1.43%	1.51%	1.60%
Net expenses(c)	0.93%	1.32%	1.60%
Net investment income (loss)(c)	0.12%	0.22%	0.27%
Supplemental Data:
Net assets, end of period (000's)	$45,786	$69,179	$60,980

(a)	Commencement of operations
(b)	Not annualized for periods less than a year.
(c)	Annualized for periods less than a year.

See accompanying notes to the financial statements.

224

PROFUNDS VP

Notes to Financial Statements

December 31, 2003

1.	Organization

ProFunds (the “Trust”) is registered as an open-end investment company under the Investment Company Act of 1940 (the “1940 Act”). The Trust was organized as a Delaware business trust (now referred to as a Delaware statutory trust) on April 17, 1997 and has authorized capital of unlimited shares of beneficial interest of no par value which may be issued in more than one class or series. ProFund Advisors LLC (the “Advisor”) serves as the investment advisor for each of the ProFunds. BISYS Fund Services Limited Partnership (“BISYS”), a wholly owned subsidiary of The BISYS Group, Inc., acts as the Trust’s administrator (the “Administrator”). These accompanying financial statements relate to the following portfolios of the Trust: ProFund VP Bull, ProFund VP Small-Cap, ProFund VP OTC, ProFund VP Mid-Cap Value, ProFund VP Mid-Cap Growth, ProFund VP Small-Cap Value, ProFund VP Small-Cap Growth, ProFund VP Asia 30, ProFund VP Europe 30, ProFund VP Japan, ProFund VP UltraBull, ProFund VP UltraMid-Cap, ProFund VP UltraSmall-Cap, ProFund VP UltraOTC, ProFund VP Bear, ProFund VP Short Small-Cap, ProFund VP Short OTC, ProFund VP Banks, ProFund VP Basic Materials, ProFund VP Biotechnology, ProFund VP Consumer Cyclical, ProFund VP Consumer Non-Cyclical, ProFund VP Energy, ProFund VP Financial, ProFund VP Healthcare, ProFund VP Industrial, ProFund VP Internet, ProFund VP Pharmaceuticals, ProFund VP Precious Metals, ProFund VP Real Estate, ProFund VP Semiconductor, ProFund VP Technology, ProFund VP Telecommunications, ProFund VP Utilities, ProFund VP U.S. Government Plus, ProFund VP Rising Rates Opportunity and ProFund VP Money Market (collectively, the “ProFunds VP” and individually, a “ProFund VP”). Each ProFund VP, excluding the ProFund VP Money Market, is a “non-diversified” series of the Trust pursuant to the 1940 Act.

2.	Significant Accounting Policies

The following is a summary of significant accounting policies followed by each ProFund VP in preparation of its financial statements. These policies are in conformity with accounting principles generally accepted in the United States of America. The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. The actual results could differ from those estimates.

Security Valuation

The securities in the portfolio of a ProFund VP (other than the ProFund VP Money Market), except as otherwise noted, that are listed or traded on a stock exchange or the NASDAQ National Market System (“NASDAQ/NMS”), are valued at the closing price, if available, on the exchange or market where the security is principally traded. Prices are provided by a third party pricing service. With respect to securities traded on the NASDAQ/NMS, such closing price shall be the Nasdaq Official Closing Price (“NOCP”). If there have been no sales for that day on the exchange or system where the security is principally traded, then the value may be determined with reference to the last sale price, or the NOCP, if applicable, on any other exchange or system. If there have been no sales for that day on any exchange or system, a security may be valued at the mean between the closing bid and asked quotes on the exchange or system where the security is principally traded, or at the NOCP, if applicable, or at some other price that the Advisor deems appropriate. Securities regularly traded in the over-the-counter (“OTC”) markets (other than the NASDAQ/NMS) are valued on the basis of the mean between the bid and asked quotes based upon quotes furnished by primary market makers for those securities. Short-term debt securities maturing in sixty days or less are generally valued at amortized cost, which approximates market value. For the ProFund VP Money Market, investments are valued at amortized cost, in accordance with Rule 2a-7 of the Investment Company Act of 1940, which approximates market value.

For the ProFunds VP (other than the ProFund VP Money Market), futures contracts and options on securities, indices and futures contracts are generally valued at their last sale price prior to the time at which the net asset value per share of a class of shares of a ProFund VP is determined. If there was no sale on that day, exchange-traded options will be valued at the last bid quote, options traded in the OTC market will be valued at the average of the last bid quotes as obtained from two or more dealers (unless there is only one dealer, in which case that dealer’s quote is used), and futures contracts will be valued at their last sale price prior to that time at which the ProFund VP determines its net asset value unless there was no sale on that day, in which case the value of a futures contract purchased by a ProFund VP will be valued at the last bid quote (if purchased by a ProFund VP) or the last asked quote (if sold by a ProFund VP). Valuation of certain derivatives is performed using procedures approved by the Trust’s Board of Trustees.

When the Advisor determines that the price of a security is not readily available, it may in good faith, establish a fair value for that security in accordance with procedures established by and under the general supervision and responsibility of the Trust’s Board of Trustees.

Repurchase Agreements

Under a repurchase agreement, a ProFund VP purchases a debt security and simultaneously agrees to sell the security back to the seller at a mutually agreed-upon future price and date, normally one day or a few days later. The resale price is greater than the purchase price, reflecting an agreed-upon market interest rate during the purchaser’s holding period. While the maturities of the underlying securities in repurchase transactions may be more than one year, the term of each repurchase agreement will always be less than one year. A ProFund VP will enter into repurchase agreements only with large well-capitalized and well-established financial institutions. The

225

PROFUNDS VP

Notes to Financial Statements (continued)

December 31, 2003

creditworthiness of each of the firms which is a party to a repurchase agreement with any of the ProFunds VP will be monitored by the Advisor.

The ProFunds VP require that the securities received as collateral in a repurchase agreement transaction be transferred to the custodian in a manner sufficient to enable the ProFund VP to obtain those securities in the event of a counterparty default. The seller, under the repurchase agreement, is required to maintain the value of the securities held at not less than the repurchase price, including accrued interest. In the event of a default or bankruptcy by a selling financial institution, a ProFund VP will seek to liquidate such collateral which could involve certain costs or delays and, to the extent that proceeds from any sale upon a default of the obligation to repurchase were less than the repurchase price, the ProFund VP could suffer a loss.

Short Sales

The ProFunds VP (other than the ProFund VP Money Market) may engage in short sales. When a ProFund VP engages in a short sale, the ProFund VP records a liability for securities sold short and records an asset equal to the proceeds received. The amount of the liability is subsequently marked to market to reflect the market value of the securities sold short. The ProFund VP may also incur dividend expense if a security that has been sold short declares a dividend. The ProFund VP maintains a segregated account of securities as collateral for outstanding short sales. The ProFund VP is exposed to market risk based on the amount, if any, that the market value of the securities sold short exceeds the proceeds received.

Short sales involve elements of market risk and exposure to loss in excess of the amounts reflected on the Statement of Assets and Liabilities. This risk is potentially unlimited, as a ProFund VP that sells a security short without hedging will be exposed to any market value increase in the security sold short.

Futures Contracts

The ProFunds VP (other than the ProFund VP Money Market) may purchase or sell stock index futures contracts and options thereon as a substitute for a comparable market position in the underlying securities or to satisfy regulatory requirements. A futures contract generally obligates the seller to deliver (and the purchaser to take delivery of) the specified commodity on the expiration date of the contract. A stock index futures contract obligates the seller to deliver (and the purchaser to take) an amount of cash equal to a specific dollar amount multiplied by the difference between the final settlement price of a specific stock index futures contract and the price at which the agreement is made. No physical delivery of the underlying stocks in the index is made. Futures contracts may also be closed by entering into an offsetting transaction offset prior to settlement. Upon entering into a contract, the ProFund VP is required to deposit and maintain as collateral such initial margin as required by the exchange on which the transaction is effected. A portion of the initial margin is reflected on the Statement of Assets and Liabilities as segregated cash balances with brokers for futures contracts and is restricted as to its use. Pursuant to the contract, the ProFund VP agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the ProFund VP as unrealized gains or losses. The ProFund VP will realize a gain or loss upon closing of a futures transaction.

Futures contracts involve, to varying degrees, elements of market risk and exposure to loss in excess of the amount reflected in the Statement of Assets and Liabilities. The face or contract amounts reflect the extent of the total exposure each ProFund VP has in the particular classes of instruments. The primary risks associated with the use of futures contracts are imperfect correlation between movements in the price of the futures and the market value of the underlying securities and the possibility of an illiquid market for a futures contract.

Index Options and Options on Futures Contracts

The ProFunds VP (other than the ProFund VP Money Market) may purchase and write options on stock indexes to create investment exposure consistent with their investment objectives, hedge or limit the exposure of their positions and create synthetic money market positions. A stock index fluctuates with changes in the market values of the stocks included in the index. Options on stock indexes give the holder the right to receive an amount of cash upon exercise of the option. Receipt of this cash amount will depend upon the closing level of the stock index upon which the option is based being greater than (in the case of a call) or less than (in the case of a put) the exercise price of the option. The amount of cash received, if any, will be the difference between the closing price of the index and the exercise price of the option multiplied by a specified dollar multiple. All settlements of index options transactions are in cash. Put and call options purchased are accounted for in the same manner as portfolio securities. For options on futures contracts, the cost of securities acquired through the exercise of call options is increased by the premiums paid. The proceeds from securities sold through the exercise of put options are decreased by the premiums paid. Options are valued daily and unrealized appreciation or depreciation is recorded. The ProFund VP will realize a gain or loss upon the expiration or closing of the option transaction.

Index options and options on futures contracts are subject to substantial risks. The primary risks include the risk of imperfect correlation between the option price and the value of the underlying securities composing the stock index selected and the possibility of an illiquid market for the options or the inability of counterparties to perform.

226

PROFUNDS VP

Notes to Financial Statements (continued)

December 31, 2003

Foreign Currency Transactions

The accounting records of the ProFunds VP are maintained in U.S. dollars. Financial instruments and other assets and liabilities of a ProFund VP denominated in a foreign currency are translated into U.S. dollars at current exchange rates. Purchases and sales of financial instruments, income receipts and expense payments are translated into U.S. dollars at the exchange rate on the date of the transaction. The ProFunds VP do not isolate that portion of the results of operations resulting from changes in foreign exchange rates from those resulting from changes in market values of financial instruments. Such fluctuations are included with the net realized and unrealized gains or losses from investments. Realized foreign exchange gains or losses arise from transactions in financial instruments and foreign currencies, currency exchange fluctuations between the trade and settlement date of such transactions, and the difference between the amount of assets and liabilities recorded and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, including financial instruments, resulting from changes in currency exchange rates.

Swap Agreements

The ProFunds VP (other than the ProFund VP Money Market) may enter into total return swap agreements for purposes of pursuing their investment objectives or as a substitute for investing directly in securities, or to manage exposure to a market or security. Swap agreements are two-party contracts for periods ranging from a day to more than one year. In a standard “swap” transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. The amount to be exchanged or “swapped” between the parties is calculated with respect to a “notional amount,” e.g., the return on or increase in value of a particular dollar amount invested in a “basket” of securities. Most swap agreements entered into by the ProFunds VP calculate the obligations of the parties to the agreement on a “net basis”. Consequently, a ProFund VP’s current obligations (or rights) under a swap agreement will generally be equal only to the net amount to be paid or received under the contract based on the relative values of such obligations (or rights) (the “net amount”). A ProFund VP’s current obligations under a swap agreement are accrued daily (offset against any amounts owing to the ProFund VP) and any accrued but unpaid net amounts owed to a swap counterparty are covered by segregated assets.

In a “long” swap agreement, the counterparty will generally agree to pay the ProFund VP the amount, if any, by which the notional amount of the swap agreement would have increased in value had it been invested in the particular instruments, plus the dividends or interest that would have been received on those instruments. The ProFund VP will agree to pay to the counterparty a floating rate of interest on the notional amount of the swap agreement plus the amount, if any, by which the notional amount would have decreased in value had it been invested in such instruments plus, in certain instances, commissions or trading spreads on the notional amount. Therefore, the return to the ProFund VP on a long swap agreement should be the gain or loss on the notional amount plus dividends or interest on the instruments less the interest paid by the ProFund VP on the notional amount. Payments may be made at the conclusion of a swap agreement or periodically during its term. Swap agreements do not involve the delivery of securities or other underlying instruments. The net amount of the excess, if any, of a ProFund VP’s obligations over its entitlements with respect to each equity swap is accrued on a daily basis and an amount of cash or liquid assets, having an aggregate net asset value at least equal to such accrued excess is maintained in a segregated account by a ProFund VP’s custodian. Until a swap agreement is settled in cash, the gain or loss on the notional amount plus dividends on the stocks less the interest paid by the ProFund VP on the notional amount is recorded as “unrealized gains or losses on swap agreements” and when cash is exchanged, the gain or loss realized is recorded as “realized gains or losses on swap agreements”. Swap agreements are collateralized by the securities and cash of each particular ProFund VP.

The ProFunds VP may enter into swap agreements that provide the opposite return of their benchmark index (“short” the index or security). Their operations is similar to that of the swaps disclosed above except that the counterparty pays interest to the ProFund on the notional amount outstanding and that dividends or interest on the underlying instruments of the index reduce the value of the swap plus, in certain instances, the ProFund VP will agree to pay to the counter party commissions or trading spreads on the notional amount. These amounts are netted with any unrealized appreciation or depreciation to determine the value of the swap.

Swap agreements involve, to varying degrees, elements of market risk and exposure to loss in excess of the amount reflected in the Statement of Assets and Liabilities. The notional amounts reflect the extent of the total investment exposure each ProFund VP has in under the swap agreement. The primary risks associated with the use of swap agreements are imperfect correlation between movements in the notional amount and the price of the underlying instruments and the inability of counterparties to perform. A ProFund VP bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty.

Securities Transactions and Related Income

Securities transactions are accounted for on the date the security is purchased or sold (trade date). Interest income is recognized on the accrual basis and includes, where applicable, the amortization of premium or discount. Dividend income is recorded on the ex-dividend date. Gains or losses realized on sales of securities are determined by comparing the identified cost of the security lot sold with the net sales proceeds.

227

PROFUNDS VP

Notes to Financial Statements (continued)

December 31, 2003

Expenses

Expenses directly attributable to a ProFund VP are charged to the ProFund VP, while expenses which are attributable to more than one ProFund are allocated among the respective ProFunds based upon relative net assets or another appropriate basis.

Distributions to Shareholders

Each of the ProFunds VP (except ProFund VP Real Estate, ProFund VP U.S. Government Plus and ProFund VP Money Market) intends to declare and distribute net investment income at least annually. ProFund VP Real Estate declares and pays dividends from net investment income quarterly. ProFund VP U.S. Government Plus and ProFund VP Money Market declare dividends from net investment income daily and pay dividends on a monthly basis. Net realized capital gains, if any, will be distributed annually.

The amount of distributions from net investment income and net realized gains are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles. These “book/tax” differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences do not require a reclassification.

Federal Income Taxes

Each of the ProFunds VP intends to qualify each year as a regulated investment company (a “RIC”) under Subchapter M of the Internal Revenue Code of 1986, as amended. A RIC generally is not subject to federal income tax on income and gains distributed in a timely manner to its shareholders. The ProFunds VP intend to make timely distributions in order to avoid tax liability.

3.	Fees and Transactions with Affiliates and other Service Providers

The ProFunds VP have entered into an Investment Advisory Agreement with the Advisor. Under this agreement, the ProFunds VP (except the ProFund VP U.S. Government Plus) each pay the Advisor a fee at an annualized rate, based on the average daily net assets of each respective ProFund VP of, 0.75%. The ProFund VP U.S. Government Plus pays the Advisor a fee at an annualized rate, based on the average daily net assets, of 0.50%.

For its services as Administrator, the Trust paid BISYS an annual fee based on the following schedule of average net assets: 0.05% of average net assets from $0 to $2 billion, 0.04% on the next $3 billion of average net assets, 0.03% on the next $5 billion of average net assets, and 0.02% of average net assets over $10 billion. BISYS Fund Services, Inc., also an affiliate of BISYS, acts as transfer agent and fund accounting agent for the ProFunds VP for which it receives additional fees.

ProFund Advisors LLC, pursuant to a separate Management Services Agreement, performs certain client support services and other administrative services on behalf of the ProFunds VP. For these services, each ProFund VP pays the Advisor a fee at the annual rate of 0.15% of its average daily net assets.

Under a distribution plan adopted by the Board of Trustees, each ProFund VP may pay financial intermediaries an annual fee of up to 0.25% of its average daily net assets as reimbursement or compensation for providing or procuring a variety of services relating to the promotion, sale and servicing of shares of the ProFund VP.

The Trust, on behalf of the ProFunds VP, has entered into an administrative services agreement with insurance companies pursuant to which the insurance companies will provide administrative services with respect to the ProFunds VP. For these services, the Trust may pay the insurance companies administrative services fees.

Certain Officers and a Trustee of the Trust are affiliated with the Advisor or the Administrator. Such Officers and Trustee receive no compensation from the ProFunds VP for serving in their respective roles.

Each of the two Non-Interested Trustee were compensated $10,500 ($21,000 total) in meeting and retainer fees during the year ended December 31, 2003.

The Advisor has contractually agreed to waive advisory and management services fees, and if necessary, reimburse certain other expenses of each ProFund VP for the year ending December 31, 2003 in order to limit the annual operating expenses to an annualized rate of 1.98% of the average daily net assets of each ProFund VP (except ProFund VP UltraBull, ProFund VP UltraOTC, ProFund VP U.S. Government Plus and ProFund VP Money Market). ProFund VP UltraBull’s operating expenses are limited to an annualized rate of 1.85% of its average daily net assets. ProFund VP UltraOTC’s operating expenses are limited to an annualized rate of 1.95% of its average daily net assets. ProFund VP U.S. Government Plus’s operating expenses are limited to an annualized rate of 1.73% of its average daily net assets. ProFund VP Money Market’s operating expenses are limited to an annualized rate of 1.35% of its average daily net assets.

228

PROFUNDS VP

Notes to Financial Statements (continued)

December 31, 2003

The Advisor may recoup the advisory and management services fees waived or limited and other expenses reimbursed by it within three years from the fiscal year in which they were taken. Such repayments shall be made monthly, but only to the extent that such repayments would not cause annualized operating expenses of the ProFund VP to exceed any expense limitation in place at that time. The Advisor voluntarily waived additional fees during the year ended December 31, 2003. As of December 31, 2003, the reimbursement that may potentially be made by the ProFunds VP are as follows:

	Expires 2005	Expires 2006
ProFund VP OTC	$27,011	$—
ProFund VP Mid-Cap Value	22,991	22,653
ProFund VP Mid-Cap Growth	16,477	12,408
ProFund VP Small-Cap Value	35,305	39,355
ProFund VP Small-Cap Growth	20,779	11,298
ProFund VP Asia 30	2,486	—
ProFund VP Europe 30	21,392	—
ProFund VP Japan	2,285	—
ProFund VP UltraBull	78,953	86,758
ProFund VP UltraMid-Cap	25,730	23,577
ProFund VP UltraSmall-Cap	71,489	13,141
ProFund VP UltraOTC	57,524	15,761
ProFund VP Bear	39,311	—
ProFund VP Short Small-Cap	—	6,500
ProFund VP Short OTC	—	2,551
ProFund VP Banks	9,952	17,661
ProFund VP Basic Materials	6,747	5,479
ProFund VP Biotechnology	35,143	14,716
ProFund VP Consumer Cyclical	10,219	14,852
ProFund VP Consumer Non-Cyclical	8,221	13,147
ProFund VP Energy	34,061	16,395
ProFund VP Financial	37,969	14,901
ProFund VP Healthcare	35,804	12,012
ProFund VP Industrial	5,769	9,619
ProFund VP Internet	3,895	5,882
ProFund VP Pharmaceuticals	5,743	5,650
ProFund VP Precious Metals	—	742
ProFund VP Real Estate	52,569	10,737
ProFund VP Semiconductor	10,634	9,588
ProFund VP Technology	34,449	—
ProFund VP Telecommunications	14,827	6,096
ProFund VP Utilities	36,094	15,202
ProFund VP U.S. Government Plus	—	5,184
ProFund VP Rising Rates Opportunity	7,932	—
ProFund VP Money Market	—	7,448

229

PROFUNDS VP

Notes to Financial Statements (continued)

December 31, 2003

4.	Securities Transactions

The cost of security purchases and the proceeds from the sale of securities (excluding securities maturing less than one year from acquisition) during the year ended December 31, 2003 were as follows:

	Purchases	Sales
ProFund VP Bull	$404,580,086	$352,013,028
ProFund VP Small-Cap	123,588,553	66,574,282
ProFund VP OTC	590,711,523	557,295,013
ProFund VP Mid-Cap Value	309,792,895	279,313,861
ProFund VP Mid-Cap Growth	247,041,356	223,370,383
ProFund VP Small-Cap Value	519,197,850	412,970,506
ProFund VP Small-Cap Growth	646,360,808	522,640,239
ProFund VP Asia 30	203,200,339	180,657,014
ProFund VP Europe 30	322,865,821	235,133,751
ProFund VP UltraBull	376,319,442	363,163,155
ProFund VP UltraMid-Cap	182,138,879	171,328,083
ProFund VP UltraSmall-Cap	218,948,709	180,835,413
ProFund VP UltraOTC	424,923,400	397,663,651
ProFund VP Banks	82,588,340	83,180,973
ProFund VP Basic Materials	162,016,871	118,800,446
ProFund VP Biotechnology	173,569,997	181,906,176
ProFund VP Consumer Cyclical	86,046,368	86,809,869
ProFund VP Consumer Non-Cyclical	67,318,413	70,166,169
ProFund VP Energy	168,869,127	153,638,826
ProFund VP Financial	113,465,581	108,740,233
ProFund VP Healthcare	178,682,983	169,361,615
ProFund VP Industrial	72,217,227	62,768,439
ProFund VP Internet	141,964,164	164,850,922
ProFund VP Pharmaceuticals	139,607,445	132,450,297
ProFund VP Real Estate	267,692,245	254,050,537
ProFund VP Semiconductor	170,177,169	163,231,343
ProFund VP Technology	148,802,988	137,389,833
ProFund VP Telecommunications	93,449,829	103,324,757
ProFund VP Utilities	210,812,108	216,771,448
ProFund VP U.S. Government Plus	57,760,113	60,986,298

5.	Concentration Risk

The ProFund VP Asia 30, ProFund VP Banks, ProFund VP Basic Materials, ProFund VP Biotechnology, ProFund VP Consumer Cyclical, ProFund VP Consumer Non-Cyclical, ProFund VP Energy, ProFund VP Financial, ProFund VP Healthcare, ProFund VP Industrial, ProFund VP Internet, ProFund VP Pharmaceuticals, ProFund VP Precious Metals, ProFund VP Real Estate, ProFund VP Semiconductor, ProFund VP Technology, ProFund VP Telecommunications and ProFund VP Utilities maintain exposure to issuers conducting business in a specific market sector. These ProFunds VP are subject to the risk that those issuers (or that market sector or industry) will perform poorly, and the ProFunds VP will be negatively impacted by that poor performance. Each of ProFund VP Short OTC, ProFund VP U.S. Government Plus and ProFund VP Rising Rates Opportunity may concentrate its investments in a particular industry or group of industries to approximately the same extent as its index or security is so concentrated.

230

PROFUNDS VP

Notes to Financial Statements (continued)

December 31, 2003

6.	Federal Income Tax Information

As of the latest tax year end of December 31, 2003, the following ProFunds VP had net capital loss carryforwards to offset future net capital gains, if any, to the extent provided by the Treasury regulations. To the extent that these carryovers are used to offset future capital gains, it is probable that the gains so offset will not be distributed to shareholders:

	Expires 2010	Expires 2011	Total
ProFund VP Bear	$—	$24,085,413	$24,085,413
ProFund VP Short Small-Cap	678,535	774,872	1,453,407
ProFund VP Short OTC	—	15,295,243	15,295,243
ProFund VP Healthcare	—	1,381,236	1,381,236
ProFund VP Pharmaceuticals	—	707,889	707,889
ProFund VP U.S. Government Plus	—	1,671,792	1,671,792
ProFund VP Rising Rates Opportunity	—	1,935,661	1,935,661

As of the latest tax year end of December 31, 2003, the following ProFunds VP had additional net capital loss carryforwards, subject to certain limitations on availability, to offset future net capital gains, if any, as the successor of a merger. To the extent that these carryovers are used to offset future capital gains, it is probable that the gains so offset will not be distributed to shareholders:

	Expires 2008	Expires 2009	Expires 2010	Expires 2011	Total
ProFund VP Bull	$—	$173,736	$1,707,847	$2,570,146	$4,451,729
ProFund VP OTC	—	3,644,776	15,941,603	1,424,903	21,011,282
ProFund VP Mid-Cap Value	—	—	204,315	2,003,823	2,208,138
ProFund VP Small-Cap Value	—	—	109,696	855,796	965,492
ProFund VP Asia 30	—	—	27,986	341,394	369,380
ProFund VP Europe 30	7,828,365	10,516,081	5,807,241	3,450,241	27,601,928
ProFund VP Japan	—	—	620,589	92,208	712,797
ProFund VP UltraBull	—	8,540,781	4,956,130	1,935,011	15,431,922
ProFund VP UltraMid-Cap	—	—	2,140,603	309,480	2,450,083
ProFund VP UltraSmall-Cap	7,664,872	1,543,341	1,543,341	567,511	11,319,065
ProFund VP UltraOTC	10,256,665	2,051,333	2,051,333	2,051,333	16,410,664
ProFund VP Bear	—	1,611,372	—	4,317,522	5,928,894
ProFund VP Short OTC	—	—	2,768,700	4,652,572	7,421,272
ProFund VP Banks	—	—	1,338,047	558,959	1,897,006
ProFund VP Basic Materials	—	—	878,920	125,560	1,004,480
ProFund VP Biotechnology	—	—	9,456,349	1,350,907	10,807,256
ProFund VP Consumer Cyclical	—	—	1,163,216	40,662	1,203,878
ProFund VP Consumer Non-Cyclical	—	—	1,055,432	150,776	1,206,208
ProFund VP Energy	—	1,407,170	2,141,711	506,983	4,055,864
ProFund VP Financial	—	58,139	3,181,447	900,139	4,139,725
ProFund VP Healthcare	—	892,521	4,292,207	680,216	5,864,944
ProFund VP Industrial	—	—	270,507	44,059	314,566
ProFund VP Pharmaceuticals	—	—	—	781,716	781,716
ProFund VP Precious Metals	—	—	5,473,596	794,536	6,268,132
ProFund VP Real Estate	—	1,884,982	2,428,236	616,174	4,929,392
ProFund VP Semiconductor	—	—	1,540,466	220,307	1,760,773
ProFund VP Technology	—	1,358,736	2,609,011	186,109	4,153,856
ProFund VP Telecommunications	—	2,176,462	494,206	381,524	3,052,192
ProFund VP Utilities	—	2,100,378	3,019,373	731,393	5,851,144
ProFund VP U.S. Government Plus	—	—	—	2,657,079	2,657,079
ProFund VP Rising Rates Opportunity	—	—	2,463,746	26,871	2,490,617
ProFund VP Money Market	—	—	1	—	1

231

PROFUNDS VP

Notes to Financial Statements (continued)

December 31, 2003

The tax characteristics of dividends paid to shareholders during the fiscal year ended December 31, 2003, were as follows:

	Distributions paid from

	Ordinary Income	Tax Return of Capital	Total Distributions Paid
ProFund VP Mid-Cap Growth	$122,706	$—	$122,706
ProFund VP Asia 30	17,570	—	17,570
ProFund VP Europe 30	130,122	—	130,122
ProFund VP Short OTC	266,897	—	266,897
ProFund VP Banks	85,845	—	85,845
ProFund VP Basic Materials	40,448	—	40,448
ProFund VP Consumer Non-Cyclical	19,148	—	19,148
ProFund VP Financial	28,561	—	28,561
ProFund VP Internet	153,596	—	153,596
ProFund VP Pharmaceuticals	550,262	—	550,262
ProFund VP Real Estate	460,558	—	460,558
ProFund VP Utilities	429,358	—	429,358
ProFund VP U.S. Government Plus	4,059,176	2,138,536	6,197,712
ProFund VP Money Market	83,805	—	83,805

The tax characteristics of dividends paid to shareholders during the fiscal year ended December 31, 2002, were as follows:

	Distributions paid from

	Ordinary Income	Tax Return of Capital	Total Distributions Paid
ProFund VP Bear	$163,471	$—	$163,471
ProFund VP Biotechnology	225,790	—	225,790
ProFund VP Real Estate	1,644,743	275,790	1,920,533
ProFund VP U.S. Government Plus	1,531,855	—	1,531,855
ProFund VP Money Market	145,534	—	145,534

232

PROFUNDS VP

Notes to Financial Statements (continued)

December 31, 2003

As of December 31, 2003, the components of accumulated earnings (deficit) on a tax basis were as follows:

	Undistributed Ordinary Income	Undistributed Long Term Capital Gains	Distributions Payable	Accumulated Capital and Other Losses	Unrealized Appreciation (Depreciation)	Total Accumulated Earnings (Deficit)
ProFund VP Bull	$4,136,929	$542,309	$—	$(4,451,729)	$10,081,705	$10,309,214
ProFund VP Small-Cap	—	3,376,608	—	—	7,459,824	10,836,432
ProFund VP OTC	2,022,500	2,138,655	—	(21,011,282)	13,012,735	(3,837,392)
ProFund VP Mid-Cap Value	3,222,250	283,369	—	(2,208,138)	2,302,394	3,599,875
ProFund VP Mid-Cap Growth	1,390,157	—	—	—	4,012,693	5,402,850
ProFund VP Small-Cap Value	3,596,299	246,887	—	(965,492)	4,985,467	7,863,161
ProFund VP Small-Cap Growth	7,226,561	227,144	—	—	4,743,376	12,197,081
ProFund VP Asia 30	1,145,749	21,679	—	(369,380)	5,335,289	6,133,337
ProFund VP Europe 30	849,432	452,123	—	(27,601,928)	14,926,219	(11,374,154)
ProFund VP Japan	1,202,303	583,291	—	(712,797)	(2)	1,072,795
ProFund VP UltraBull	6,190,346	5,272,414	—	(15,431,922)	(224,286)	(4,193,448)
ProFund VP UltraMid-Cap	7,724,896	316,616	—	(2,450,083)	2,384,565	7,975,994
ProFund VP UltraSmall-Cap	23,048,622	6,701,259	—	(11,319,065)	2,784,166	21,214,982
ProFund VP UltraOTC	5,484,389	14,838,535	—	(16,410,664)	(40,574,334)	(36,662,074)
ProFund VP Bear	—	—		(30,014,307)	(639,993)	(30,654,300)
ProFund VP Short Small-Cap	—	—	—	(1,453,407)	(580)	(1,453,987)
ProFund VP Short OTC	—	—	—	(22,716,515)	(320,035)	(23,036,550)
ProFund VP Banks	72,674	—	—	(1,897,006)	121,493	(1,702,839)
ProFund VP Basic Materials	669,255	67,271	—	(1,004,480)	3,443,824	3,175,870
ProFund VP Biotechnology	705,529	2,330,630	—	(10,807,256)	15,990	(7,755,107)
ProFund VP Consumer Cyclical	—	—	—	(1,203,878)	259,291	(944,587)
ProFund VP Consumer Non-Cyclical	200,388	188,984	—	(1,206,208)	208,970	(607,866)
ProFund VP Energy	23,892	15,248	—	(4,055,864)	(2,499,946)	(6,516,670)
ProFund VP Financial	80,498	—	—	(4,139,725)	1,575,725	(2,483,502)
ProFund VP Healthcare	—	—	—	(7,246,180)	987,125	(6,259,055)
ProFund VP Industrial	635,419	—	—	(314,566)	397,368	718,221
ProFund VP Internet	7,402,798	—	—	—	4,350,105	11,752,903
ProFund VP Pharmaceuticals	—	—	—	(1,489,605)	(651,482)	(2,141,087)
ProFund VP Precious Metals	19,257,116	—	—	(6,268,132)	(898,495)	12,090,489
ProFund VP Real Estate	605,964	—	—	(4,929,392)	4,025,914	(297,514)
ProFund VP Semiconductor	1,025,359	65,114	—	(1,760,773)	1,682,513	1,012,213
ProFund VP Technology	139,045	199,486	—	(4,153,856)	(1,750,706)	(5,566,031)
ProFund VP Telecommunications	755,367	—	—	(3,052,192)	(475,919)	(2,772,744)
ProFund VP Utilities	464,231	732,144	—	(5,851,144)	207,404	(4,447,365)
ProFund VP U.S. Government Plus	—	—	—	(4,328,872)	136,052	(4,192,820)
ProFund VP Rising Rates Opportunity	—	—	—	(4,426,278)	363,847	(4,062,431)
ProFund VP Money Market	—	—	—	(1)	—	(1)

233

PROFUNDS VP

Notes to Financial Statements (continued)

December 31, 2003

As of December 31, 2003, the cost of securities for federal income tax purposes, the aggregate gross unrealized appreciation for all securities for which there was an excess of value over tax cost and the aggregate gross unrealized depreciation for all securities for which there was an excess of tax cost over value were as follows:

	Tax Cost	Tax Unrealized Appreciation	Tax Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
ProFund VP Bull	$203,228,905	$10,240,618	$(158,913)	$10,081,705
ProFund VP Small-Cap	122,587,143	9,709,700	(2,249,876)	7,459,824
ProFund VP OTC	140,303,677	13,274,972	(262,237)	13,012,735
ProFund VP Mid-Cap Value	48,352,607	2,400,668	(98,274)	2,302,394
ProFund VP Mid-Cap Growth	42,545,857	4,171,639	(158,946)	4,012,693
ProFund VP Small-Cap Value	142,210,388	5,634,756	(649,289)	4,985,467
ProFund VP Small-Cap Growth	148,795,194	5,449,156	(705,780)	4,743,376
ProFund VP Asia 30	43,829,503	5,676,595	(341,306)	5,335,289
ProFund VP Europe 30	127,622,384	14,972,963	(46,744)	14,926,219
ProFund VP Japan	23,483,809	—	(2)	(2)
ProFund VP UltraBull	62,686,005	—	(676,040)	(676,040)
ProFund VP UltraMid-Cap	37,872,950	1,896,597	(21,141)	1,875,456
ProFund VP UltraSmall-Cap	91,147,973	2,671,197	(209,058)	2,462,139
ProFund VP UltraOTC	153,225,284	—	(42,445,958)	(42,445,958)
ProFund VP Bear	52,167,190	—	—	—
ProFund VP Short Small-Cap	121,069	1	—	1
ProFund VP Short OTC	25,816,967	—	—	—
ProFund VP Banks	5,652,224	121,963	(470)	121,493
ProFund VP Basic Materials	47,517,216	3,472,738	(28,915)	3,443,823
ProFund VP Biotechnology	12,818,129	22,565	(6,515)	16,050
ProFund VP Consumer Cyclical	3,541,115	261,483	(2,192)	259,291
ProFund VP Consumer Non-Cyclical	2,231,730	210,509	(1,539)	208,970
ProFund VP Energy	40,572,924	—	(2,499,679)	(2,499,679)
ProFund VP Financial	19,563,861	1,580,590	(4,865)	1,575,725
ProFund VP Healthcare	24,351,883	1,006,238	(19,113)	987,125
ProFund VP Industrial	11,444,913	400,945	(3,577)	397,368
ProFund VP Internet	10,426,404	4,351,665	(1,560)	4,350,105
ProFund VP Pharmaceuticals	9,768,045	—	(650,514)	(650,514)
ProFund VP Precious Metals	73,756,385	—	—	—
ProFund VP Real Estate	35,571,738	4,050,100	(24,186)	4,025,914
ProFund VP Semiconductor	13,580,013	1,698,323	(15,683)	1,682,640
ProFund VP Technology	32,680,555	—	(1,750,706)	(1,750,706)
ProFund VP Telecommunications	6,318,252	—	(475,843)	(475,843)
ProFund VP Utilities	22,622,340	210,576	(3,172)	207,404
ProFund VP U.S. Government Plus	36,905,692	274,540	(6,683)	267,857
ProFund VP Rising Rates Opportunity	76,041,118	—	(1)	(1)
ProFund VP Money Market	5,091,958	—	—	—

234

Report of Independent Auditors

To the Board of Trustees and Shareholders of ProFunds

In our opinion, the accompanying statements of assets and liabilities, including the schedules of portfolio investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of ProFund VP Bull, ProFund VP Small-Cap, ProFund VP OTC, ProFund VP Mid-Cap Value, ProFund VP Mid-Cap Growth, ProFund VP Small-Cap Value, ProFund VP Small-Cap Growth, ProFund VP Asia 30, ProFund VP Europe 30, ProFund VP Japan, ProFund VP UltraBull, ProFund VP UltraMid-Cap, ProFund VP UltraSmall-Cap, ProFund VP UltraOTC, ProFund VP Bear, ProFund VP Short Small-Cap, ProFund VP Short OTC, ProFund VP Banks, ProFund VP Basic Materials, ProFund VP Biotechnology, ProFund VP Consumer Cyclical, ProFund VP Consumer Non-Cyclical, ProFund VP Energy, ProFund VP Financial, ProFund VP Healthcare, ProFund VP Industrial, ProFund VP Internet, ProFund VP Pharmaceuticals, ProFund VP Precious Metals, ProFund VP Real Estate, ProFund VP Semiconductor, ProFund VP Technology, ProFund VP Telecommunications, ProFund VP Utilities, ProFund VP U.S. Government Plus, ProFund VP Rising Rates Opportunity and ProFund VP Money Market (separate Funds of ProFunds, hereafter referred to as the “Funds”) at December 31, 2003, the results of each of their operations for the year then ended, the changes in their net assets and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2003 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

February 17, 2004

Columbus, Ohio

235

Trustees and Officers of ProFunds

Name, Address and Birth Date	Position(s) Held with the Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Non-Interested Trustees
Russell S. Reynolds, III c/o ProFunds 7501 Wisconsin Avenue, Suite 1000 Bethesda, MD 20814 Birth Date: 7/21/57	Trustee	Indefinite: 10/97 to present	Directorship Search Group, Inc. (Executive Recruitment): Managing Director [March 1993 to present]	77	Directorship Search Group, Inc.

Michael C. Wachs c/o ProFunds 7501 Wisconsin Avenue, Suite 1000 Bethesda, MD 20814 Birth Date: 10/21/61	Trustee	Indefinite: 10/97 to present	AMC Delancey Group, Inc. (Real Estate Development): Vice President [January 2001 to present]; Delancey Investment Group, Inc. (Real Estate Development): Vice President [May 1996 to December 2000]	77	AMC Delancey Group, Inc.
Interested Trustee
Michael L. Sapir* 7501 Wisconsin Avenue, Suite 1000 Bethesda, MD 20814 Birth Date: 5/19/58	Trustee	Indefinite: 4/97 to present	Chairman and Chief Executive Officer of the Advisor [May 1997 to present]	77	None

*	Mr. Sapir may be deemed to be an “interested person,” as defined by the 1940 Act, because of his employment with the Advisor.

Name, Address and Birth Date	Position(s) Held with the Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years
Executive Officers
Michael L. Sapir 7501 Wisconsin Avenue, Suite 1000 Bethesda, MD 20814 Birth Date: 5/19/58	Chairman	Indefinite: 4/97 to present	Chairman and Chief Executive Officer of the Advisor [May 1997 to present]

Louis M. Mayberg 7501 Wisconsin Avenue, Suite 1000 Bethesda, MD 20814 Birth Date: 8/9/62	President	Indefinite: 2/03 to present	President of the Advisor [May 1997 to present]

Marc R. Bryant 7501 Wisconsin Avenue, Suite 1000 Bethesda, MD 20814 Birth Date: 2/8/66	Secretary	Indefinite: 2/03 to present	Vice President and Chief Legal Counsel of the Advisor [July 2001 to present]; GE Investment Management Inc; Vice President and Associate General Counsel [April 1998 to June 2001]; Kirkpatrick & Lockhart LLP; Attorney [Prior to April 1998]

236

Trustees and Officers of ProFunds (continued)

Name, Address and Birth Date	Position(s) Held with the Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years

Troy A. Sheets 3435 Stelzer Road Columbus, OH 43219 Birth Date: 5/29/71	Treasurer	Indefinite: 6/02 to present	BISYS Fund Services: Vice President of Financial Services [April 2002 to present]; KPMG LLP: Senior Manager [August 1993 to March 2002]

John Danko 3435 Stelzer Road Columbus, OH 43219 Birth Date: 4/17/67	Vice President	Indefinite: 8/99 to present	BISYS Fund Services: Director of Client Services [February 1997 to present]

The Fund’s Statement of Additional Information includes additional information about the Fund’s Trustees and Officers. To receive your free copy of the Statement of Additional Information, call toll-free 1-888-776-3637.

237

ProFundsTM

This report is submitted for the general information of the shareholders of the ProFunds VP. It is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

INNOVATIONS IN INDEXING®

“Standard & Poor’s®,” “S&P®,” “S&P 500®,” “Standard & Poor’s 500,” “500”, and “S&P MidCap 400,” “Standard & Poor’s MidCap 400,” “S&P SmallCap 600,” “Standard & Poor’s SmallCap 600,” “S&P MidCap 400/Barra Growth Index,” “S&P MidCap 400/BarraValue Index,” “S&P SmallCap 600/Barra Growth Index,” and “S&P SmallCap 600/Barra Value Index” are trademarks of The McGraw-Hill Companies, Inc. and Barra, Inc. and have been licensed for use by ProFunds VP. “Dow Jones,” “Dow Jones Industrial AverageTM,” and the name of each Dow Jones sector index are trademarks of Dow Jones & Company, Inc. and have been licensed for use for certain purposes by ProFunds VP. “Russell 2000® Index” is a trademark of the Frank Russell Company. “NASDAQ-100® Index” is a trademark of the NASDAQ Stock Market, Inc. “The Nikkei 225 Stock Average” is a trademark of Nihon Keizal Shimbun, Inc. “Philadelphia Stock Exchange®”’ “PHLX®”, “PHLX Gold/Silver SectorSM” and “XAUSM” are trademarks or service marks of the Philadelphia Stock Exchange, Inc. ProFunds VP are not sponsored, endorsed, sold or promoted by these organizations and the organizations make no representations regarding the advisability of investing in ProFunds VP.

12/03

CLASSIC PROFUNDS VP

Bull

OTC

Mid-Cap Value

Mid-Cap Growth

Small-Cap Value

Small-Cap Growth

Asia 30

Europe 30

Japan

ULTRA PROFUNDS VP

UltraBull

UltraMid-Cap

UltraSmall-Cap

UltraOTC

INVERSE PROFUNDS VP

Bear

Short OTC

SECTOR PROFUNDS VP

Banks

Basic Materials

Biotechnology

Consumer Cyclical

Consumer Non-Cyclical

Energy

Financial

Healthcare

Industrial

Internet

Pharmaceuticals

Precious Metals

Real Estate

Semiconductor

Technology

Telecommunications

Utilities

BOND BENCHMARKED PROFUNDS VP

U.S. Government Plus

Rising Rates Opportunity

>	Annual Report

December 31, 2003

>   Table of Contents

i	MESSAGE FROM THE CHAIRMAN
ii	MANAGEMENT DISCUSSION OF FUND PERFORMANCE

SCHEDULES OF PORTFOLIO INVESTMENTS AND FINANCIAL STATEMENTS

1	ProFund VP Bull

10	ProFund VP OTC

16	ProFund VP Mid-Cap Value

23	ProFund VP Mid-Cap Growth

30	ProFund VP Small-Cap Value

38	ProFund VP Small-Cap Growth

45	ProFund VP Asia 30

50	ProFund VP Europe 30

55	ProFund VP Japan

60	ProFund VP UltraBull

70	ProFund VP UltraMid-Cap

79	ProFund VP UltraSmall-Cap

91	ProFund VP UltraOTC

97	ProFund VP Bear

102	ProFund VP Short OTC

107	ProFund VP Banks

113	ProFund VP Basic Materials

118	ProFund VP Biotechnology

123	ProFund VP Consumer Cyclical

128	ProFund VP Consumer Non-Cyclical

133	ProFund VP Energy

138	ProFund VP Financial

143	ProFund VP Healthcare

148	ProFund VP Industrial

153	ProFund VP Internet

158	ProFund VP Pharmaceuticals

163	ProFund VP Precious Metals

168	ProFund VP Real Estate

173	ProFund VP Semiconductor

178	ProFund VP Technology

183	ProFund VP Telecommunications

188	ProFund VP Utilities

193	ProFund VP U.S. Government Plus

198	ProFund VP Rising Rates Opportunity

203	NOTES TO FINANCIAL STATEMENTS

213	REPORT OF INDEPENDENT AUDITORS

214	TRUSTEES AND OFFICERS OF PROFUND

Message from the Chairman

2003: Year of Contrasts, Recovery and Growth

Dear Shareholders:

I am pleased to present the Annual Report to Shareholders of ProFunds VP for the 12 months ended December 31, 2003.

The year was marked by contrasts. On one hand, geopolitical tensions epitomized by the second Gulf War as well as a perception of high unemployment lent an air of uncertainty to the U.S. economy. On the other hand, during the second half of the year we witnessed a resurgence of economic growth.

Many believe the expansion in the economy was spurred by historically low short-term interest rates and stimulative tax and spending polices. Others suggest the turnaround was just the business cycle curving up after several years of a downward trend.

In either case, virtually no one denied that the force of the economic recovery was powerful.

Along with economic growth—or at least, in anticipation of it—came significantly higher stock prices as the year progressed. For the year, the S&P 500 and the NASDAQ-100 rose 26.38% and 49.12%, respectively. As markets rose, mutual fund investors shifted from a defensive posture to one of greater interest in equity funds.

ProFunds, saw significant growth during 2003. We began the year as a $3.0 billion mutual fund complex and ended it with $5.4 billion in assets under management—an increase of 79%.

Michael L. Sapir—Chairman

That growth can be attributed to a variety of factors —not least among them the flexibility ProFunds afford investors to respond to changing market and economic conditions.

In the pages that follow, you’ll find a detailed discussion of ProFunds’ performance for 2003. We urge you to read this material closely.

We deeply appreciate and are honored by the confidence you have expressed in ProFunds. Be assured that we do not take your trust for granted.

Sincerely,

Michael L. Sapir

Chairman

The above information is not a part of the Annual Report.

i

PROFUNDS VP

Management Discussion of Fund Performance

Investment Strategies and Techniques:

ProFund Advisors uses a mathematical approach in seeking to achieve the investment objective of each ProFund VP. Using this approach, ProFund Advisors (PFA) determines the type, quantity and mix of investment positions that a ProFund VP should hold to approximate the performance of its benchmark.1

ProFund Advisors does not invest the assets of the ProFunds VP in securities or financial instruments based on its view of the investment merit of a particular security, instrument, or company, nor does it conduct conventional stock research or analysis, or forecast stock market movement or trends. Each ProFund VP seeks to remain fully invested at all times in securities or financial instruments that provide exposure to its benchmark without regard to market conditions, trends or direction.

The ProFunds VP do not seek to provide correlation with their benchmarks over a period of time other than daily because mathematical compounding prevents the ProFunds VP from achieving such results.

Factors that materially affected the performance of each ProFunds VP during 20032:

The major factors that influenced the performance of the ProFunds VP included the cumulative effect of the daily performance of each ProFund VP’s benchmark, the amount of leverage, if any, employed by a ProFund VP, and whether the ProFund VP is designed to have direct or inverse correlation to an index or security. Other factors that affected the performance of the ProFunds VP include, but are not limited to, dividends, fees, expenses, transaction costs, and interest rates.

•	Benchmark Performance: The performance of the index or security underlying each ProFund VP’s benchmark is the principal driving factor of performance. An index is a statistical composite that tracks a specified financial market or sector. Unlike the ProFunds VP, indices do not actually hold a portfolio of securities and/or financial instruments, and therefore do not incur fees, expenses, and transaction costs incurred by the ProFunds VP. Fees, expenses, and transaction costs negatively impact the performance of the ProFunds VP. Please refer to the fund specific pages that follow for a discussion of factors materially affecting the index or security underlying each ProFund VP’s benchmark, as well as for each ProFund VP’s performance. Performance for each ProFund VP will differ from the underlying index performance.
•	Leverage and Correlation: Each of the ProFunds VP is benchmarked to a positive or negative multiple of an index’s or a security’s daily return. The performance of ProFunds VP that have a daily investment objective that is greater than 100% of the daily performance of an index or security (U.S. Government Plus, UltraBull, UltraMid-Cap, UltraSmall-Cap and UltraOTC) was impacted proportionally more by the daily performance of the index or security and by the factors affecting that index or security. ProFunds VP that are designed to have an inverse (negative) daily correlation to the index or security (Rising Rates Opportunity, Bear and Short OTC) were inversely affected by the daily performance of the underlying index or security and the factors affecting that index or security on a daily basis. ProFund VP Rising Rates Opportunity is also leveraged. The inverse effect discussed above is amplified.

General Factors Affecting Benchmark and Fund Performance:

In 2003, the S&P 500 Index rose 26.4%. Global equity markets also posted strong gains, with the DJ World ex-US index rising 38.6% in US dollar terms.

We believe that the major factors affecting the domestic equity markets generally included a rebounding U.S. economy, a continued low interest rate environment, a low inflation environment and some easing of geopolitical tensions. Investor confidence in the improving economy also seemed to outweigh the cumulative effect of corporate scandals.

By many measures the U.S. economy was healthier in 2003 than the year earlier. The Gross Domestic Product grew at an 8.2% annualized rate in the third quarter, following more subdued growth rates in the first and second quarters of the year. Tax cuts led to greater consumer spending while aggregate measures of U.S. corporate profits finished 2003 with strong double digit growth rates. On a less positive note, the widening U.S. government deficit raised the specter of higher interest rates in the future.

In 2003, the Fed decreased the Fed Funds rate to 1.0%, a 45-year low. Generally low real (inflation-adjusted) interest rates allowed homeowners and corporations to further reduce their costs of borrowing. During much of the year, the Federal Reserve expressed a greater concern regarding potential deflation, or a decline in overall price levels, than regarding potential for inflation.

Geopolitical issues were front and center again in 2003. The fall of Saddam Hussein’s regime in March and the formal resolution of the war with Iraq helped propel equity markets higher despite mounting concerns about continuing casualties in the region.

Factors more specific to the performance of each Benchmark and each ProFund VP are discussed in the pages that follow.

[1]	A benchmark can be any objective standard of investment performance that a mutual fund uses to measure its return, such as a multiple of the return of a stock index. For example, ProFund VP UltraOTC has a benchmark of 200% the daily return of the NASDAQ-100 Index®.
[2]	Past performance is no guarantee of future results.

ii

ProFund VP Bull

The ProFund VP Bull seeks daily investment results, before fees and expenses, that correspond to the daily performance of the S&P 500® Index. For the year ended December 31, 2003, the Fund had a total return of 25.59%1, compared to a return of 26.38%2 for the Index. For the year, the Fund achieved an average daily statistical correlation of over 0.99 to the daily performance of the Index.3

The Fund applies a mathematical approach to investing. In doing so it takes positions in securities and/or financial instruments that, in combination, should have similar daily return characteristics as the Index. The S&P 500 Index is a measure of large-cap U.S. stock market performance. It is a capitalization weighted index of 500 U.S. operating companies and REITS selected by an S&P committee through a non-mechanical process that factors criteria such as liquidity, price, market capitalization, financial viability, and public float. Reconstitution occurs both on a quarterly and on an ongoing basis.

The performance of the S&P 500 Index (and thus the Fund) was driven largely by systemic factors affecting the U.S. equity markets. Improving corporate profit projections and expectations that the interest rate environment would remain low supported higher equity valuations. Investor confidence in the improving economy seemed to outweigh any concerns over corporate scandals. Of the ten highest weighted constituents of the Index at the beginning of the year, the top performers in terms of stock price return were Citigroup (+37.94%), General Electric (+27.23%), and IBM (+19.59%), while the poorest performers were Merck (-13.77%), Johnson & Johnson (-3.82%), and WalMart (+5.03%).

Value of a $10,000 Investment*

* The line graph represents historical performance of a hypothetical investment of $10,000 in the ProFund VP Bull from May 1, 2001 to December 31, 2003 assuming the reinvestment of distributions.

Average Annual Total Return as of 12/31/031

	1 Year	Since Inception (5/1/01)

ProFund VP Bull	25.59%	(5.61)%

S&P 500 Index	26.38%	(4.76)%

1 Past performance does not guarantee future results. Total return calculations assume the reinvestment of distributions and do not reflect the effect of taxes. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and net asset value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. During the period, certain fees were reduced. If such fee reductions had not occurred, the quoted performance would be lower. Performance numbers are net of all Fund expenses but do not include any insurance, sales, or administrative charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower.

2 The S&P 500 Index is a price return index and does not reflect the reinvestment of dividends, the impact of transaction costs, nor the deduction of expenses associated with a mutual fund such as investment management and accounting fees. It is not possible to invest directly in an index. The Fund’s performance does reflect the reinvestment of dividends, the impact of transaction costs and the deduction of fees and expenses.

3 1.00 equals perfect correlation.

The above information is not covered by the Report of Independent Auditors.

1

PROFUNDS VP ProFund VP Bull	Schedule of Portfolio Investments December 31, 2003

Common Stocks (71.6%)

	Shares	Value
3M Co.	12,300	$1,045,869
Abbott Laboratories	24,600	1,146,360
ACE, Ltd.	4,346	180,011
ADC Telecommunications, Inc.*	12,628	37,505
Adobe Systems, Inc.	3,690	145,017
Advanced Micro Devices, Inc.*	5,494	81,861
AES Corp.*	9,758	92,116
Aetna, Inc.	2,378	160,705
AFLAC, Inc.	8,036	290,742
Agilent Technologies, Inc.*	7,462	218,189
Air Products & Chemicals, Inc.	3,608	190,611
Alberto-Culver Co.—Class B	902	56,898
Albertson’s, Inc.	5,740	130,011
Alcoa, Inc.	13,612	517,256
Allegheny Energy, Inc.*	1,968	25,112
Allegheny Technologies, Inc.	1,230	16,261
Allergan, Inc.	2,050	157,461
Allied Waste Industries, Inc.*	3,280	45,526
Allstate Corp.	11,070	476,231
Alltel Corp.	4,920	229,174
Altera Corp.*	5,986	135,882
Altria Group, Inc.	31,898	1,735,889
Ambac Financial Group, Inc.	1,640	113,800
Amerada Hess Corp.	1,394	74,119
Ameren Corp.	2,542	116,932
American Electric Power, Inc.	6,232	190,138
American Express Co.	20,254	976,850
American Greetings Corp.—Class A*	1,066	23,313
American International Group, Inc.	41,000	2,717,480
American Power Conversion Corp.	3,116	76,186
American Standard Cos.*	1,148	115,604
AmerisourceBergen Corp.	1,722	96,690
Amgen, Inc.*	20,254	1,251,698
AmSouth Bancorp	5,494	134,603
Anadarko Petroleum Corp.	3,936	200,775
Analog Devices, Inc.	5,740	262,031
Andrew Corp.*	2,378	27,371
Anheuser-Busch Companies, Inc.	12,792	673,883
Anthem, Inc.*	2,214	166,050
AON Corp.	4,920	117,785
Apache Corp.	2,542	206,156
Apartment Investment & Management Co.—Class A	1,476	50,922
Apollo Group, Inc.—Class A*	2,788	189,584
Apple Computer, Inc.*	5,658	120,911
Applera Corp.—Applied Biosystems Group	3,280	67,929
Applied Materials, Inc.*	26,158	587,247
Applied Micro Circuits Corp.*	4,838	28,931
Archer-Daniels-Midland Co.	10,168	154,757
Ashland, Inc.	1,066	46,968
AT&T Corp.	12,382	251,355
AT&T Wireless Services, Inc.*	42,640	340,694
Autodesk, Inc.	1,722	42,327
Automatic Data Processing, Inc.	9,348	370,274
AutoNation, Inc.*	4,346	79,836
AutoZone, Inc.*	1,394	118,783
Avaya, Inc.*	6,560	84,886
Avery Dennison Corp.	1,722	96,466
Avon Products, Inc.	3,690	249,038

Common Stocks, continued

	Shares	Value
Baker Hughes, Inc.	5,248	$168,776
Ball Corp.	902	53,732
Bank of America Corp.	23,370	1,879,648
Bank of New York Company, Inc.	12,136	401,944
Bank One Corp.	17,548	800,013
Bard (C.R.), Inc.	820	66,625
Bausch & Lomb, Inc.	820	42,558
Baxter International, Inc.	9,594	292,809
BB&T Corp.	8,610	332,690
Bear Stearns Cos., Inc.	1,558	124,562
Becton, Dickinson & Co.	4,018	165,301
Bed Bath & Beyond, Inc.*	4,674	202,618
BellSouth Corp.	29,028	821,492
Bemis Company, Inc.	820	41,000
Best Buy Co., Inc.	5,084	265,588
Big Lots, Inc.*	1,804	25,635
Biogen Idec, Inc.*	5,189	190,851
Biomet, Inc.	4,018	146,295
BJ Services Co.*	2,460	88,314
Black & Decker Corp.	1,230	60,665
Block H & R, Inc.	2,788	154,372
BMC Software, Inc.*	3,526	65,760
Boeing Co.	13,202	556,332
Boise Cascade Corp.	1,394	45,807
Boston Scientific Corp.*	12,874	473,248
Bristol-Myers Squibb Co.	30,504	872,414
Broadcom Corp.—Class A*	4,756	162,132
Brown-Forman Corp.	984	91,955
Brunswick Corp.	1,476	46,981
Burlington Northern Santa Fe Corp.	5,822	188,342
Burlington Resources, Inc.	3,116	172,564
Calpine Corp.*	6,478	31,159
Campbell Soup Co.	6,478	173,610
Capital One Financial Corp.	3,608	221,134
Cardinal Health, Inc.	6,806	416,255
Carnival Corp.	9,922	394,201
Caterpillar, Inc.	5,494	456,112
Cendant Corp.	15,908	354,270
CenterPoint Energy, Inc.	4,838	46,880
Centex Corp.	984	105,927
CenturyTel, Inc.	2,296	74,896
Charter One Financial, Inc.	3,526	121,823
ChevronTexaco Corp.	16,810	1,452,216
Chiron Corp.*	2,952	168,234
Chubb Corp.	2,952	201,031
CIENA Corp.*	7,462	49,548
CIGNA Corp.	2,214	127,305
Cincinnati Financial Corp.	2,542	106,459
Cinergy Corp.	2,788	108,202
Cintas Corp.	2,706	135,652
Circuit City Stores, Inc.	3,280	33,226
Cisco Systems, Inc.*	108,486	2,635,125
Citigroup, Inc.	81,098	3,936,496
Citizens Communications Co.*	4,510	56,014
Citrix Systems, Inc.*	2,542	53,916
Clear Channel Communications, Inc.	9,676	453,127
Clorox Co.	3,280	159,277
CMS Energy Corp.*	2,542	21,658
Coca-Cola Co.	38,540	1,955,905
Coca-Cola Enterprises, Inc.	7,134	156,021

See accompanying notes to the financial statements.

2

PROFUNDS VP ProFund VP Bull	Schedule of Portfolio Investments December 31, 2003

Common Stocks, continued

	Shares	Value
Colgate-Palmolive Co.	8,446	$422,722
Comcast Corp.—Special Class A*	35,342	1,161,692
Comerica, Inc.	2,788	156,295
Computer Associates International, Inc.	9,102	248,849
Computer Sciences Corp.*	2,952	130,567
Compuware Corp.*	6,068	36,651
Comverse Technology, Inc.*	3,034	53,368
ConAgra Foods, Inc.	8,446	222,890
Concord EFS, Inc.*	7,298	108,302
ConocoPhillips	10,660	698,976
Consolidated Edison, Inc.	3,526	151,653
Constellation Energy Group, Inc.	2,624	102,756
Convergys Corp.*	2,214	38,656
Cooper Industries, Ltd.—Class A	1,476	85,505
Cooper Tire & Rubber Co.	1,148	24,544
Coors (Adolph) Co.—Class B	574	32,201
Corning, Inc.*	20,910	218,091
Costco Wholesale Corp.*	7,216	268,291
Countrywide Credit Industries, Inc.	2,907	220,496
Crane Co.	902	27,727
CSX Corp.	3,362	120,830
Cummins, Inc.	656	32,105
CVS Corp.	6,232	225,100
Dana Corp.	2,296	42,132
Danaher Corp.	2,378	218,182
Darden Restaurants, Inc.	2,624	55,209
Deere & Co.	3,772	245,368
Dell, Inc.*	40,262	1,367,298
Delphi Automotive Systems Corp.	8,774	89,583
Delta Air Lines, Inc.	1,968	23,242
Deluxe Corp.	820	33,891
Devon Energy Corp.	3,690	211,289
Dillard’s, Inc.—Class A	1,312	21,596
Dollar General Corp.	5,330	111,877
Dominion Resources, Inc.	5,084	324,512
Donnelley (R.R.) & Sons Co.	1,804	54,391
Dover Corp.	3,198	127,121
Dow Chemical Co.	14,432	599,938
Dow Jones & Company, Inc.	1,312	65,403
DTE Energy Co.	2,624	103,386
Du Pont (E.I.) de Nemours	15,662	718,729
Duke Energy Corp.	14,268	291,781
Dynegy, Inc.—Class A*	5,904	25,269
Eastman Chemical Co.	1,230	48,622
Eastman Kodak Co.	4,510	115,772
Eaton Corp.	1,230	132,815
eBay, Inc.*	10,168	656,751
Ecolab, Inc.	4,018	109,973
Edison International*	5,084	111,492
El Paso Corp.	9,594	78,575
Electronic Arts, Inc.*	4,674	223,324
Electronic Data Systems Corp.	7,544	185,130
Eli Lilly & Co.	17,630	1,239,918
EMC Corp.*	37,802	488,402
Emerson Electric Co.	6,642	430,070
Engelhard Corp.	1,968	58,942
Entergy Corp.	3,608	206,125
EOG Resources, Inc.	1,804	83,291
Equifax, Inc.	2,214	54,243
Equity Office Properties Trust	6,314	180,896

Common Stocks, continued

	Shares	Value
Equity Residential Properties Trust	4,346	$128,250
Exelon Corp.	5,166	342,816
Express Scripts, Inc.—Class A*	1,230	81,709
Exxon Mobil Corp.	103,894	4,259,655
Family Dollar Stores, Inc.	2,706	97,091
Fannie Mae	15,252	1,144,815
Federated Department Stores, Inc.	2,870	135,263
Federated Investors, Inc.—Class B	1,722	50,558
FedEx Corp.	4,674	315,495
Fifth Third Bancorp	8,938	528,236
First Data Corp.	11,480	471,713
First Tennessee National Corp.	1,968	86,789
FirstEnergy Corp.	5,166	181,843
Fiserv, Inc.*	3,034	119,873
Fleet Boston Financial Corp.	16,564	723,019
Fluor Corp.	1,312	52,008
Ford Motor Co.	28,782	460,512
Forest Laboratories, Inc.*	5,740	354,732
Fortune Brands, Inc.	2,296	164,141
FPL Group, Inc.	2,870	187,755
Franklin Resources, Inc.	3,936	204,908
Freddie Mac	10,906	636,038
Freeport-McMoRan Copper & Gold, Inc.—Class B	2,706	114,004
Gannett Co., Inc.	4,264	380,178
Gap, Inc.	14,104	327,354
Gateway, Inc.*	5,084	23,386
General Dynamics Corp.	3,116	281,655
General Electric Co.	157,768	4,887,652
General Mills, Inc.	5,904	267,451
General Motors Corp.	8,774	468,532
Genuine Parts Co.	2,706	89,839
Genzyme Corp.—General Division*	3,526	173,973
Georgia Pacific Corp.	4,018	123,232
Gillette Co.	15,908	584,301
Golden West Financial Corp.	2,378	245,386
Goodrich Corp.	1,886	55,995
Goodyear Tire & Rubber Co.*	2,788	21,914
Grainger (W.W.), Inc.	1,394	66,062
Great Lakes Chemical Corp.	820	22,296
Guidant Corp.	4,756	286,311
Halliburton Co.	6,888	179,088
Harley-Davidson, Inc.	4,756	226,053
Harrah’s Entertainment, Inc.	1,722	85,704
Hartford Financial Services Group, Inc.	4,428	261,385
Hasbro, Inc.	2,706	57,584
HCA, Inc.	7,790	334,658
Health Management Associates, Inc.—Class A	3,772	90,528
Heinz (H.J.) Co.	5,494	200,146
Hercules, Inc.*	1,722	21,008
Hershey Foods Corp.	2,050	157,830
Hewlett-Packard Co.	47,888	1,099,987
Hilton Hotels Corp.	5,986	102,540
Home Depot, Inc.	35,752	1,268,837
Honeywell International, Inc.	13,530	452,308
Humana, Inc.*	2,542	58,085
Huntington Bancshares, Inc.	3,608	81,180
Illinois Tool Works, Inc.	4,838	405,957
IMS Health, Inc.	3,772	93,772

See accompanying notes to the financial statements.

3

PROFUNDS VP ProFund VP Bull	Schedule of Portfolio Investments December 31, 2003

Common Stocks, continued

	Shares	Value
Ingersoll-Rand Co.—Class A	2,706	$183,683
Intel Corp.	102,664	3,305,780
International Business Machines Corp	27,060	2,507,921
International Flavors & Fragrances, Inc.	1,476	51,542
International Game Technology	5,412	193,208
International Paper Co.	7,544	325,222
Interpublic Group of Companies, Inc.*	6,478	101,057
Intuit, Inc.*	3,116	164,868
ITT Industries, Inc.	1,476	109,534
J.P. Morgan Chase & Co.	32,062	1,177,637
Jabil Circuit, Inc.*	3,116	88,183
Janus Capital Group, Inc.	3,772	61,899
JDS Uniphase Corp.*	22,550	82,308
Jefferson-Pilot Corp.	2,214	112,139
John Hancock Financial Services, Inc.	4,510	169,125
Johnson & Johnson	46,658	2,410,352
Johnson Controls, Inc.	1,394	161,870
Jones Apparel Group, Inc.	1,968	69,333
KB Home	738	53,520
Kellogg Co.	6,396	243,560
Kerr-McGee Corp.	1,558	72,431
KeyCorp	6,560	192,339
KeySpan Corp.	2,460	90,528
Kimberly-Clark Corp.	7,954	470,002
Kinder Morgan, Inc.	1,968	116,309
King Pharmaceuticals, Inc.*	3,772	57,561
KLA-Tencor Corp.*	3,034	178,005
Knight Ridder, Inc.	1,230	95,165
Kohls Corp.*	5,330	239,530
Kroger Co.*	11,726	217,048
Leggett & Platt, Inc.	3,034	65,625
Lexmark International Group, Inc.*	2,050	161,212
Limited, Inc.	8,118	146,368
Lincoln National Corp.	2,788	112,552
Linear Technology Corp.	4,920	206,984
Liz Claiborne, Inc.	1,722	61,062
Lockheed Martin Corp.	7,052	362,473
Loews Corp.	2,952	145,976
Louisiana-Pacific Corp.*	1,640	29,323
Lowe’s Cos., Inc.	12,382	685,838
LSI Logic Corp.*	5,986	53,096
Lucent Technologies, Inc.*	65,928	187,236
Manor Care, Inc.	1,394	48,191
Marathon Oil Corp.	4,838	160,089
Marriott International, Inc.—Class A	3,608	166,690
Marsh & McLennan Companies, Inc.	8,364	400,552
Marshall & Ilsley Corp.	3,526	134,870
Masco Corp.	7,298	200,038
Mattel, Inc.	6,724	129,571
Maxim Integrated Products, Inc.	5,166	257,267
May Department Stores Co.	4,510	131,106
Maytag Corp.	1,230	34,256
MBIA, Inc.	2,296	135,992
MBNA Corp.	20,090	499,237
McCormick & Co., Inc.	2,214	66,641
McDonald’s Corp.	19,926	494,763
McGraw-Hill Companies, Inc.	3,034	212,137
McKesson Corp.	4,592	147,679
MeadWestvaco Corp.	3,116	92,701
Medco Health Solutions, Inc.*	4,264	144,933

Common Stocks, continued

	Shares	Value
MedImmune, Inc.*	3,854	$97,892
Medtronic, Inc.	19,024	924,757
Mellon Financial Corp.	6,724	215,908
Merck & Co., Inc.	34,932	1,613,858
Mercury Interactive Corp.*	1,394	67,804
Meredith Corp.	820	40,024
Merrill Lynch & Co., Inc.	1,936	113,546
MetLife, Inc.	11,972	403,097
MGIC Investment Corp.	1,558	88,713
Micron Technology, Inc.*	9,594	129,231
Microsoft Corp.	169,904	4,679,156
Millipore Corp.*	738	31,771
Molex, Inc.	2,952	102,995
Monsanto Co.	4,100	117,998
Monster Worldwide, Inc.*	1,804	39,616
Moody’s Corp.	2,378	143,988
Morgan Stanley Dean Witter & Co.	17,056	987,031
Motorola, Inc.	36,572	514,568
Nabors Industries, Ltd.*	2,296	95,284
National City Corp.	9,594	325,620
National Semiconductor Corp.*	2,952	116,338
Navistar International Corp.*	1,066	51,051
NCR Corp.*	1,476	57,269
Network Appliance, Inc.*	5,412	111,108
New York Times Co.—Class A	2,378	113,645
Newell Rubbermaid, Inc.	4,346	98,958
Newmont Mining Corp.	6,806	330,840
Nextel Communications, Inc.—Class A*	17,302	485,494
NICOR, Inc.	656	22,330
Nike, Inc.—Class B	4,100	280,686
NiSource, Inc.	4,100	89,954
Noble Corp.*	2,132	76,283
Nordstrom, Inc.	2,132	73,128
Norfolk Southern Corp.	6,150	145,448
North Fork Bancorp, Inc.	2,378	96,238
Northern Trust Corp.	3,444	159,870
Northrop Grumman Corp.	2,870	274,372
Novell, Inc.*	5,904	62,110
Novellus Systems, Inc.*	2,378	99,995
Nucor Corp.	1,230	68,879
NVIDIA Corp.*	2,542	59,102
Occidental Petroleum Corp.	6,068	256,312
Office Depot, Inc.*	4,920	82,213
Omnicom Group	2,952	257,798
Oracle Corp.*	82,164	1,084,565
PACCAR, Inc.	1,804	153,556
Pactiv Corp.*	2,460	58,794
Pall Corp.	1,968	52,801
Parametric Technology Corp.*	4,182	16,477
Parker Hannifin Corp.	1,886	112,217
Paychex, Inc.	5,904	219,629
Penney (J.C.) Co.	4,264	112,058
Peoples Energy Corp.	574	24,131
PeopleSoft, Inc.*	5,904	134,611
PepsiCo, Inc.	26,978	1,257,714
PerkinElmer, Inc.	1,968	33,594
Pfizer, Inc.	119,966	4,238,398
PG&E Corp.*	6,478	179,894
Phelps Dodge Corp.*	1,394	106,069
Pinnacle West Capital Corp.	1,394	55,788

See accompanying notes to the financial statements.

4

PROFUNDS VP ProFund VP Bull	Schedule of Portfolio Investments December 31, 2003

Common Stocks, continued

	Shares	Value
Pitney Bowes, Inc.	3,690	$149,888
Plum Creek Timber Company, Inc.	2,870	87,392
PMC-Sierra, Inc.*	2,706	54,526
PNC Financial Services Group	4,346	237,857
Power-One, Inc.*	1,312	14,209
PPG Industries, Inc.	2,706	173,238
PPL Corp.	2,788	121,975
Praxair, Inc.	5,084	194,209
Principal Financial Group, Inc.	5,084	168,128
Procter & Gamble Co.	20,418	2,039,350
Progress Energy, Inc.	3,854	174,432
Progressive Corp.	3,362	281,030
Prologis Trust	2,788	89,467
Providian Financial Corp.*	4,592	53,451
Prudential Financial, Inc.	8,528	356,215
Public Service Enterprise Group, Inc.	3,690	161,622
Pulte Homes, Inc.	984	92,122
QLogic Corp.*	1,476	76,162
Qualcomm, Inc.	12,546	676,606
Quest Diagnostics, Inc.*	1,640	119,900
Qwest Communications International, Inc.*	27,798	120,087
R.J. Reynolds Tobacco Holdings	1,312	76,293
RadioShack Corp.	2,542	77,989
Raytheon Co.	6,560	197,062
Reebok International, Ltd.	902	35,467
Regions Financial Corp.	3,526	131,167
Robert Half International, Inc.*	2,706	63,158
Rockwell Collins, Inc.	2,788	83,724
Rockwell International Corp.	2,952	105,091
Rohm & Haas Co.	3,526	150,595
Rowan Companies, Inc.*	1,476	34,199
Ryder System, Inc.	984	33,604
Sabre Holdings Corp.	2,214	47,800
SAFECO Corp.	2,214	86,191
Safeway, Inc.*	6,970	152,713
Sanmina-SCI Corp.*	8,118	102,368
Sara Lee Corp.	12,382	268,813
SBC Communications, Inc.	51,988	1,355,327
Schering-Plough Corp.	23,124	402,126
Schlumberger, Ltd.	9,184	502,548
Schwab (Charles) Corp.	21,320	252,429
Scientific-Atlanta, Inc.	2,378	64,919
Sealed Air Corp.*	1,312	71,032
Sears, Roebuck & Co.	4,018	182,779
Sempra Energy	3,526	105,992
Sherwin-Williams Co.	2,296	79,763
Siebel Systems, Inc.*	7,790	108,047
Sigma-Aldrich Corp.	1,066	60,954
Simon Property Group, Inc.	3,034	140,596
SLM Corp.	7,052	265,719
Snap-on, Inc.	902	29,080
Solectron Corp.*	13,120	77,539
Southern Co.	11,480	347,271
SouthTrust Corp.	5,248	171,767
Southwest Airlines Co.	12,382	199,846
Sprint Corp. (FON Group)	14,186	232,934
Sprint Corp. (PCS Group)*	16,236	91,246
St. Jude Medical, Inc.*	2,706	166,013
St. Paul Companies, Inc.	3,608	143,057
Stanley Works	1,312	49,685

Common Stocks, continued

	Shares	Value
Staples, Inc.*	7,790	$212,667
Starbucks Corp.*	6,150	203,319
Starwood Hotels & Resorts Worldwide, Inc.	3,198	115,032
State Street Corp.	5,248	273,316
Stryker Corp.	3,116	264,891
Sun Microsystems, Inc.*	51,332	230,481
SunGard Data Systems, Inc.*	4,510	124,972
Sunoco, Inc.	1,230	62,915
SunTrust Banks, Inc.	4,428	316,602
SuperValu, Inc.	2,132	60,954
Symantec Corp.*	4,838	167,637
Symbol Technologies, Inc.	3,608	60,939
Synovus Financial Corp.	4,756	137,544
Sysco Corp.	10,168	378,556
T. Rowe Price Group, Inc.	1,968	93,303
Target Corp.	14,350	551,040
TECO Energy, Inc.	2,952	42,538
Tektronix, Inc.	1,312	41,459
Tellabs, Inc.*	6,560	55,301
Temple-Inland, Inc.	820	51,389
Tenet Healthcare Corp.*	7,298	117,133
Teradyne, Inc.*	3,034	77,215
Texas Instruments, Inc.	27,224	799,841
Textron, Inc.	2,132	121,652
The Pepsi Bottling Group, Inc.	4,100	99,138
Thermo Electron Corp.*	2,542	64,058
Thomas & Betts Corp.	902	20,647
Tiffany & Co.	2,296	103,779
Time Warner, Inc.*	71,094	1,278,980
TJX Companies, Inc.	7,872	173,578
Torchmark Corp.	1,804	82,154
Toys R Us, Inc.*	3,362	42,496
Transocean Sedco Forex, Inc.*	5,002	120,098
Travelers Property Casualty Corp.— Class B	15,826	268,567
Tribune Co.	4,920	253,872
Tupperware Corp.	902	15,641
TXU Corp.	5,084	120,592
Tyco International, Ltd.	31,406	832,259
U.S. Bancorp	30,340	903,525
Union Pacific Corp.	4,018	279,171
Union Planters Corp.	2,952	92,958
Unisys Corp.*	5,166	76,715
United Parcel Service, Inc.—Class B	17,630	1,314,316
United States Steel Corp.	1,640	57,433
United Technologies Corp.	7,380	699,403
UnitedHealth Group, Inc.	9,184	534,326
Univision Communications, Inc.— Class A*	5,084	201,784
Unocal Corp.	4,100	151,003
UnumProvident Corp.	4,674	73,709
UST, Inc.	2,624	93,651
Veritas Software Corp.*	6,724	249,864
Verizon Communications, Inc.	43,378	1,521,700
VF Corp.	1,722	74,459
Viacom, Inc.—Class B	27,470	1,219,119
Visteon Corp.	2,050	21,341
Vulcan Materials Co.	1,558	74,114
Wachovia Corp.	20,828	970,377
Wal-Mart Stores, Inc.	67,978	3,606,232

See accompanying notes to the financial statements.

5

PROFUNDS VP ProFund VP Bull	Schedule of Portfolio Investments December 31, 2003

Common Stocks, continued

	Shares	Value
Walgreen Co.	16,072	$584,698
Walt Disney Co.	32,144	749,920
Washington Mutual, Inc.	14,104	565,852
Waste Management, Inc.	9,184	271,847
Waters Corp.*	1,886	62,540
Watson Pharmaceuticals, Inc.*	1,722	79,212
Wellpoint Health Networks, Inc.*	2,378	230,642
Wells Fargo & Co.	26,568	1,564,590
Wendy’s International, Inc.	1,804	70,789
Weyerhaeuser Co.	3,444	220,416
Whirlpool Corp.	1,066	77,445
Williams Companies, Inc.	8,118	79,719
Winn-Dixie Stores, Inc.	2,214	22,029
Worthington Industries, Inc.	1,394	25,134
Wrigley (WM.) JR Co.	3,526	198,196
Wyeth	20,910	887,630
Xcel Energy, Inc.	6,232	105,819
Xerox Corp.*	12,464	172,003
Xilinx, Inc.*	5,412	209,661
XL Capital, Ltd.—Class A	2,132	165,337
Yahoo!, Inc.*	10,332	466,696
YUM! Brands, Inc.*	4,592	157,965
Zimmer Holdings, Inc.*	3,772	265,549
Zions Bancorp	1,394	85,494

TOTAL COMMON STOCKS (Cost $135,357,655)		159,768,354

U.S. Government Agency Obligations (24.0%)

	Principal Amount
Federal National Mortgage Association, 0.50%, 01/02/04	$53,543,000	53,542,256

TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS (Cost $53,542,256)		53,542,256

TOTAL INVESTMENT SECURITIES (Cost $188,899,911)—95.6%		213,310,610
Net other assets (liabilities)—4.4%		9,812,359

NET ASSETS—100.0%		$223,122,969

Futures Contracts Purchased

	Contracts	Unrealized Appreciation (Depreciation)
S&P 500 Futures Contract expiring March 2004 (Underlying face amount at value $63,404,375)	229	$1,947,970
E-Mini S&P 500 Futures Contract expiring March 2004 (Underlying face amount at value $55,375)	1	(17)

ProFund VP Bull invested, as a percentage of net assets, in the following industries, as of December 31, 2003:

Advertising	0.2%
Aerospace/Defense	1.1%
Agriculture	0.9%
Airlines	0.1%
Apparel	0.2%

Auto Manufacturers	0.5%
Auto Parts & Equipment	0.2%
Banks	4.9%
Beverages	1.9%
Biotechnology	0.8%
Building Materials	0.2%
Chemicals	1.1%
Commercial Services	0.7%
Computers	3.1%
Cosmetics/Personal Care	1.7%
Distribution/Wholesale	0.1%
Diversified Financial Services	4.8%
Electric	1.8%
Electrical Components & Equipment	0.3%
Electronics	0.4%
Engineering & Construction	0.1%
Entertainment	0.1%
Environmental Control	0.1%
Food	1.3%
Forest & Paper Products	0.4%
Gas	0.1%
Hand/Machine Tools	0.1%
Healthcare—Products	2.5%
Healthcare—Services	0.8%
Home Builders	0.1%
Home Furnishings	0.1%
Household Products/Wares	0.2%
Housewares	0.1%
Insurance	3.5%
Internet	0.6%
Iron/Steel	0.1%
Leisure Time	0.3%
Lodging	0.2%
Machinery—Diversified	0.2%
Machinery—Construction & Mining	0.2%
Media	2.8%
Metal Fabricate/Hardware	0.1%
Mining	0.5%
Miscellaneous Manufacturing	3.9%
Office/Business Equipment	0.1%
Oil & Gas	3.8%
Oil & Gas Services	0.4%
Packaging & Containers	0.1%
Pharmaceuticals	5.3%
Pipelines	0.1%
Real Estate Investment Trust	0.3%
Retail	4.9%
Savings & Loan	0.4%
Semiconductors	3.1%
Software	3.7%
Telecommunications	4.6%
Textiles	0.1%
Toys/Games/Hobbies	0.1%
Transportation	1.1%
Trucking & Leasing	0.1%
Other**	28.4%

*	Non-income producing security
**	Including debt securities, repurchase agreements, options purchased, and net other assets (liabilities).

See accompanying notes to the financial statements.

6

PROFUNDS VP

ProFund VP Bull

Statement of Assets and Liabilities

December 31, 2003
Assets:
Investment securities, at value (cost $188,899,911)	$213,310,610
Segregated cash balances with brokers for futures contracts	4,321,891
Dividends and interest receivable	190,906
Receivable for capital shares issued	5,823,751
Prepaid expenses	840

Total Assets	223,647,998

Liabilities:
Cash overdraft	149,552
Payable for capital shares redeemed	63
Variation margin on futures contracts	27,666
Advisory fees payable	111,922
Management services fees payable	22,384
Administration fees payable	6,754
Administrative services fees payable	82,542
Distribution fees payable	63,892
Other accrued expenses	60,254

Total Liabilities	525,029

Net Assets	$223,122,969

Net Assets consist of:
Capital	$212,813,755
Accumulated net realized gains (losses) on investments	(16,049,438)
Net unrealized appreciation (depreciation) on investments	26,358,652

Net Assets	$223,122,969

Shares of Beneficial Interest Outstanding	8,673,944

Net Asset Value (offering and redemption price per share)	$25.72

Statement of Operations

For the year ended December 31, 2003
Investment Income:
Dividends	$1,605,044
Interest	183,483

Total Investment Income	1,788,527

Expenses:
Advisory fees	823,805
Management services fees	164,762
Administration fees	52,126
Transfer agency and administrative service fees	498,114
Distribution fees	274,591
Custody fees	78,507
Fund accounting fees	88,829
Other fees	76,276

Total Gross Expenses before reductions	2,057,010
Less Expenses reduced by the Advisor	(2,544)

Total Net Expenses	2,054,466

Net Investment Income (Loss)	(265,939)

Realized and Unrealized Gains (Losses) on Investments:
Net realized gains (losses) on investment securities	(3,537,502)
Net realized gains (losses) on futures contracts	1,209,573
Change in net unrealized appreciation/depreciation on investments	23,852,721

Net Realized and Unrealized Gains (Losses) on Investments	21,524,792

Change in Net Assets Resulting from Operations	$21,258,853

See accompanying notes to the financial statements.

7

PROFUNDS VP

ProFund VP Bull

Statements of Changes in Net Assets

	For the year ended December 31, 2003	For the year ended December 31, 2002
From Investment Activities:
Operations:
Net investment income (loss)	$(265,939)	$(81,467)
Net realized gains (losses) on investments	(2,327,929)	(12,612,491)
Change in net unrealized appreciation/depreciation on investments	23,852,721	2,053,641

Change in net assets resulting from operations	21,258,853	(10,640,317)

Capital Transactions:
Proceeds from shares issued	1,127,316,089	368,175,334
Cost of shares redeemed	(1,018,201,486)	(285,371,272)

Change in net assets resulting from capital transactions	109,114,603	82,804,062

Change in net assets	130,373,456	72,163,745
Net Assets:
Beginning of period	92,749,513	20,585,768

End of period	$223,122,969	$92,749,513

Accumulated net investment income (loss)	$—	$557

Share Transactions:
Issued	50,115,935	17,148,702
Redeemed	(45,970,517)	(13,384,181)

Change in shares	4,145,418	3,764,521

See accompanying notes to the financial statements.

8

PROFUNDS VP

ProFund VP Bull

Financial Highlights

Selected data for a share of beneficial interest outstanding throughout the periods indicated.

	For the year ended December 31, 2003		For the year ended December 31, 2002		For the period May 1, 2001(a) through December 31, 2001
Net Asset Value, Beginning of Period	$20.48		$26.94		$30.00

Investment Activities:
Net investment income (loss)	(0.05	)(b)	(0.04	)(b)	(0.11	)(b)
Net realized and unrealized gains (losses) on investments	5.29		(6.42)		(2.95)

Total income (loss) from investment activities	5.24		(6.46)		(3.06)

Net Asset Value, End of Period	$25.72		$20.48		$26.94

Total Return	25.59%		(23.98)%		(10.20	)%(c)
Ratios to Average Net Assets:
Gross expenses(d)	1.87%		1.91%		2.25%
Net expenses(d)	1.87%		1.91%		2.25%
Net investment income (loss)(d)	(0.24)%		(0.18)%		(0.60)%
Supplemental Data:
Net assets, end of period (000’s)	$223,123		$92,750		$20,586
Portfolio turnover rate(e)	392%		260%		325	%(c)

(a)	Commencement of operations
(b)	Per share net investment income (loss) has been calculated using the daily average shares method.
(c)	Not annualized for periods less than one year.
(d)	Annualized for periods less than one year.
(e)	Portfolio turnover rate is calculated without regard to instruments (including options, swap agreements and futures contracts) having a maturity of less than one year.

See accompanying notes to the financial statements.

9

ProFund VP OTC

The ProFund VP OTC seeks daily investment results, before fees and expenses, that correspond to the daily performance of the NASDAQ-100® Index. For the year ended December 31, 2003, the Fund had a total return of 46.75%1, compared to a return of 49.12%2 for the Index. For the year, the Fund achieved an average daily statistical correlation of over 0.99 to the daily performance of the Index.3

The Fund applies a mathematical approach to investing. In doing so it takes positions in securities and/or financial instruments that, in combination, should have similar daily return characteristics as the Index. The NASDAQ-100 Index represents the largest non-financial domestic and international issues listed on The NASDAQ Stock Market. To be eligible for inclusion companies cannot be in bankruptcy proceedings and must meet certain additional criteria including minimum trading volume and “seasoning,” requirements. The Index is calculated under a modified capitalization-weighted methodology.

The NASDAQ-100 Index stayed true to form in 2003 with a 44% technology weighting. This heavy weighting in technology, as well as in mid-cap issues, caused the index to beat the broader market indices such as the S&P 500. This index is typically much more sensitive to changes in the economy than are the broader indices, such that it tends to outperform when the broader market does well, and underperform when the broader market does poorly. This year was no exception. Of the ten highest weighted constituents of the Index at the beginning of the year, the top performer in terms of stock price return was Intel Corp (+105.85%) while the worst was Microsoft Corp. (+5.88%).

Value of a $10,000 Investment*

* The line graph represents historical performance of a hypothetical investment of $10,000 in the ProFund VP OTC from January 22, 2001 to December 31, 2003 assuming the reinvestment of distributions.

Average Annual Total Return as of 12/31/031

	1 Year	Since Inception (1/22/01)

ProFund VP OTC	46.75%	(19.61)%

NASDAQ–100 Index	49.12%	(18.13)%

1 Past performance does not guarantee future results. Total return calculations assume the reinvestment of distributions and do not reflect the effect of taxes. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and net asset value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. During the period, certain fees were reduced. If such fee reductions had not occurred, the quoted performance would be lower. Performance numbers are net of all Fund expenses but do not include any insurance, sales, or administrative charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower.

2 The NASDAQ-100 Index is a price return index and does not reflect the reinvestment of dividends, the impact of transaction costs, nor the deduction of expenses associated with a mutual fund such as investment management and accounting fees. It is not possible to invest directly in an index. The Fund’s performance does reflect the reinvestment of dividends, the impact of transaction costs and the deduction of fees and expenses.

3 1.00 equals perfect correlation.

The above information is not covered by the Report of Independent Auditors.

10

PROFUNDS VP ProFund VP OTC	Schedule of Portfolio Investments December 31, 2003

Common Stocks (91.9%)

	Shares	Value
Adobe Systems, Inc.	27,468	$1,079,492
Altera Corp.*	64,964	1,474,683
Amazon.com, Inc.*	31,828	1,675,426
American Power Conversion Corp.	23,980	586,311
Amgen, Inc.*	72,376	4,472,837
Apollo Group, Inc.—Class A*	21,364	1,452,752
Apple Computer, Inc.*	61,040	1,304,425
Applied Materials, Inc.*	102,460	2,300,227
ATI Technologies, Inc.*	28,776	435,093
BEA Systems, Inc.*	44,908	552,368
Bed Bath & Beyond, Inc.*	47,960	2,079,066
Biogen Idec, Inc.*	45,344	1,667,752
Biomet, Inc.	41,420	1,508,101
Broadcom Corp.—Class A*	24,852	847,205
C.H. Robinson Worldwide, Inc.	10,028	380,161
Career Education Corp.*	12,208	489,175
CDW Corp.	10,464	604,400
Cephalon, Inc.*	6,104	295,495
Check Point Software Technologies, Ltd.*	29,212	491,346
Chiron Corp.*	31,392	1,789,030
Cintas Corp.	24,852	1,245,831
Cisco Systems, Inc.*	296,480	7,201,498
Citrix Systems, Inc.*	23,544	499,368
Comcast Corp.—Special Class A*	114,232	3,754,806
Compuware Corp.*	28,340	171,174
Comverse Technology, Inc.*	23,544	414,139
Costco Wholesale Corp.*	29,212	1,086,102
Dell, Inc.*	112,488	3,820,093
DENTSPLY International, Inc.	9,156	413,577
Dollar Tree Stores, Inc.*	13,080	393,185
eBay, Inc.*	57,552	3,717,285
EchoStar Communications Corp.—Class A*	30,520	1,037,680
Electronic Arts, Inc.*	35,752	1,708,231
Expeditors International of Washington, Inc.	12,208	459,754
Express Scripts, Inc.—Class A*	8,284	550,306
Fastenal Co.	8,720	435,477
First Health Group Corp.*	11,772	229,083
Fiserv, Inc.*	29,212	1,154,166
Flextronics International, Ltd.*	68,452	1,015,827
Garmin, Ltd.	11,772	641,339
Gentex Corp.	9,592	423,583
Genzyme Corp.—General Division*	33,572	1,656,442
Gilead Sciences, Inc.*	23,980	1,394,196
Henry Schein, Inc.*	4,796	324,114
Intel Corp.	272,064	8,760,460
InterActiveCorp*	91,124	3,091,837
Intersil Corp.—Class A	16,568	411,715
Intuit, Inc.*	30,956	1,637,882
Invitrogen Corp.*	5,668	396,760
JDS Uniphase Corp.*	191,404	698,625
Juniper Networks, Inc.*	30,520	570,114

Common Stocks, continued

	Shares	Value
KLA-Tencor Corp.*	27,904	$1,637,128
Lam Research Corp.*	16,132	521,064
Lamar Advertising Co.*	10,028	374,245
Level 3 Communications, Inc.*	79,788	454,792
Lincare Holdings, Inc.*	11,336	340,420
Linear Technology Corp.	50,576	2,127,732
Marvell Technology Group, Ltd.*	14,388	545,737
Maxim Integrated Products, Inc.	54,936	2,735,812
MedImmune, Inc.*	32,264	819,506
Mercury Interactive Corp.*	11,336	551,383
Microchip Technology, Inc.	20,492	683,613
Microsoft Corp.	443,848	12,223,574
Millennium Pharmaceuticals, Inc.*	39,240	732,611
Molex, Inc.	11,772	410,725
Network Appliance, Inc.*	43,164	886,157
Nextel Communications, Inc.—Class A*	162,628	4,563,342
Novellus Systems, Inc.*	18,748	788,353
NVIDIA Corp.*	20,928	486,576
Oracle Corp.*	259,856	3,430,099
PACCAR, Inc.	15,696	1,336,044
PanAmSat Corp.*	24,416	526,409
Patterson Dental Co.*	7,848	503,528
Patterson-UTI Energy, Inc.*	10,028	330,122
Paychex, Inc.	43,164	1,605,700
PeopleSoft, Inc.*	61,912	1,411,594
Petsmart, Inc.	17,004	404,695
Pixar Animation Studios*	6,540	453,157
QLogic Corp.*	11,772	607,435
Qualcomm, Inc.	115,104	6,207,559
Research In Motion, Ltd.*	9,592	641,033
Ross Stores, Inc.	18,312	483,986
Ryanair Holdings PLC ADR*	7,412	375,344
Sandisk Corp.*	8,720	533,141
Sanmina-SCI Corp.*	65,400	824,694
Siebel Systems, Inc.*	69,760	967,571
Sigma-Aldrich Corp.	8,284	473,679
Smurfit-Stone Container Corp.*	29,212	542,467
Staples, Inc.*	39,676	1,083,155
Starbucks Corp.*	65,400	2,162,124
Sun Microsystems, Inc.*	167,424	751,734
Symantec Corp.*	38,368	1,329,451
Synopsys, Inc.*	17,440	588,774
Tellabs, Inc.*	28,340	238,906
Teva Pharmaceutical Industries, Ltd.ADR	23,108	1,310,455
VeriSign, Inc.*	27,468	447,728
Veritas Software Corp.*	52,320	1,944,211
Whole Foods Market, Inc.*	6,976	468,299
Xilinx, Inc.*	54,500	2,111,330
Yahoo!, Inc.*	37,932	1,713,388

TOTAL COMMON STOCKS (Cost $100,181,305)		141,490,576

See accompanying notes to the financial statements.

11

PROFUNDS VP ProFund VP OTC	Schedule of Portfolio Investments December 31, 2003

U.S. Government Agency Obligations (7.7%)

	Principal Amount	Value
Federal National Mortgage Association, 0.50%, 01/02/04	$11,826,000	$11,825,836

TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS (Cost $11,825,836)		11,825,836

TOTAL INVESTMENT SECURITIES (Cost $112,007,141)—99.6%		153,316,412
Net other assets (liabilities)—0.4%		686,731

NET ASSETS—100.0%		$154,003,143

Futures Contracts Purchased

	Contracts	Unrealized Appreciation (Depreciation)
NASDAQ Futures Contract expiring March 2004 (Underlying face amount at value $12,590,400)	86	$331,703

ProFund VP OTC invested, as a percentage of net assets, in the following industries, as of December 31, 2003:

Advertising	0.2%
Airlines	0.2%
Auto Manufacturers	0.9%
Biotechnology	7.0%
Chemicals	0.3%
Commercial Services	2.5%
Computers	6.8%
Distribution/Wholesale	0.7%
Electrical Components & Equipment	0.6%
Electronics	1.9%
Food	0.3%
Healthcare—Products	1.8%
Healthcare—Services	0.2%
Internet	8.1%
Media	2.4%
Oil & Gas	0.2%
Packaging & Containers	0.4%
Pharmaceuticals	2.8%
Retail	5.0%
Semiconductors	17.3%
Software	16.8%
Telecommunications	14.2%
Textiles	0.8%
Transportation	0.5%
Other**	8.1%

*	Non-income producing security
**	Including debt securities, repurchase agreements, options purchased, and net other assets (liabilities).
ADR	American Depositary Receipt

See accompanying notes to the financial statements.

12

PROFUNDS VP

ProFund VP OTC

Statement of Assets and Liabilities

December 31, 2003
Assets:
Investment securities, at value (cost $112,007,141)	$153,316,412
Segregated cash balances with brokers for futures contracts	1,582,399
Dividends and interest receivable	20,051
Receivable for capital shares issued	703
Prepaid expenses	1,017

Total Assets	154,920,582

Liabilities:
Cash overdraft	439,709
Payable for capital shares redeemed	173,946
Variation margin on futures contracts	56,080
Advisory fees payable	88,086
Management services fees payable	17,617
Administration fees payable	5,312
Administrative services fees payable	58,729
Distribution fees payable	29,367
Other accrued expenses	48,593

Total Liabilities	917,439

Net Assets	$154,003,143

Net Assets consist of:
Capital	$157,840,535
Accumulated net realized gains (losses) on investments	(45,478,366)
Net unrealized appreciation (depreciation) on investments	41,640,974

Net Assets	$154,003,143

Shares of Beneficial Interest Outstanding	9,755,970

Net Asset Value (offering and redemption price per share)	$15.79

Statement of Operations

For the year ended December 31, 2003
Investment Income:
Dividends	$250,608
Interest	52,536

Total Investment Income	303,144

Expenses:
Advisory fees	826,562
Management services fees	165,313
Administration fees	52,355
Transfer agency and administrative service fees	629,651
Distribution fees	275,521
Custody fees	58,896
Fund accounting fees	86,086
Other fees	60,997

Total Gross Expenses before reductions	2,155,381
Less Expenses reduced by the Advisor	(2,346)

Total Net Expenses	2,153,035

Net Investment Income (Loss)	(1,849,891)

Realized and Unrealized Gains (Losses) on Investments:
Net realized gains (losses) on investment securities	(141,279)
Net realized gains (losses) on futures contracts	1,780,552
Change in net unrealized appreciation/depreciation on investments	38,631,467

Net Realized and Unrealized Gains (Losses) on Investments	40,270,740

Change in Net Assets Resulting from Operations	$38,420,849

See accompanying notes to the financial statements.

13

PROFUNDS VP

ProFund VP OTC

Statements of Changes in Net Assets

	For the year ended December 31, 2003	For the year ended December 31, 2002
From Investment Activities:
Operations:
Net investment income (loss)	$(1,849,891)	$(921,224)
Net realized gains (losses) on investments	1,639,273	(25,073,703)
Change in net unrealized appreciation/depreciation on investments	38,631,467	(8,672,791)

Change in net assets resulting from operations	38,420,849	(34,667,718)

Capital Transactions:
Proceeds from shares issued	786,092,747	505,590,731
Cost of shares redeemed	(746,760,017)	(465,447,929)

Change in net assets resulting from capital transactions	39,332,730	40,142,802

Change in net assets	77,753,579	5,475,084
Net Assets:
Beginning of period	76,249,564	70,774,480

End of period	$154,003,143	$76,249,564

Share Transactions:
Issued	60,341,194	40,149,626
Redeemed	(57,668,702)	(37,104,141)

Change in shares	2,672,492	3,045,485

See accompanying notes to the financial statements.

14

PROFUNDS VP

ProFund VP OTC

Financial Highlights

Selected data for a share of beneficial interest outstanding throughout the periods indicated.

	For the year ended December 31, 2003		For the year ended December 31, 2002		For the period January 22, 2001(a) through December 31, 2001
Net Asset Value, Beginning of Period	$10.76		$17.53		$30.00

Investment Activities:
Net investment income (loss)	(0.22	)(b)	(0.23	)(b)	(0.27	)(b)
Net realized and unrealized gains (losses) on investments	5.25		(6.54)		(12.20)

Total income (loss) from investment activities	5.03		(6.77)		(12.47)

Net Asset Value, End of Period	$15.79		$10.76		$17.53

Total Return	46.75%		(38.62)%		(41.57	)%(c)
Ratios to Average Net Assets:
Gross expenses(d)	1.95%		2.03%		1.91%
Net expenses(d)	1.95%		1.98%		1.91%
Net investment income (loss)(d)	(1.68)%		(1.75)%		(1.61)%
Supplemental Data:
Net assets, end of period (000’s)	$154,003		$76,250		$70,774
Portfolio turnover rate(e)	510%		534%		918	%(c)

(a)	Commencement of operations
(b)	Per share net investment income (loss) has been calculated using the daily average shares method.
(c)	Not annualized for periods less than one year.
(d)	Annualized for periods less than one year.
(e)	Portfolio turnover rate is calculated without regard to instruments (including options, swap agreements and futures contracts) having a maturity of less than one year.

See accompanying notes to the financial statements.

15

ProFund VP Mid-Cap Value

The ProFund VP Mid-Cap Value seeks daily investment results, before fees and expenses, that correspond to the daily performance of the S&P MidCap 400/Barra Value Index. For the year ended December 31, 2003, the Fund had a total return of 35.74%1, compared to a return of 37.77%2 for the Index. For the year, the Fund achieved an average daily statistical correlation of over 0.99 to the daily performance of the Index.3

The Fund applies a mathematical approach to investing. In doing so it takes positions in securities and/or financial instruments that, in combination, should have similar daily return characteristics as the Index. The S&P MidCap 400/Barra Value Index is a market capitalization weighted index comprised of the stocks in the S&P MidCap 400 Index that have comparatively low price-to-book ratios as determined before each semiannual rebalance date.

In 2003, the S&P MidCap 400/Barra Value Index (and thus the Fund) benefited from both its value bias and its mid-cap focus. Value stocks outperformed growth stocks across the capitalization spectrum albeit by a much smaller margin than in 2000-2002 bear market. Mid-cap stocks outperformed large-cap stocks as they were more able to take advantage of decreasing credit spreads and the resulting reduction in their cost of debt. Of the ten highest weighted constituents of the Index at the beginning of the year, the top performer in terms of stock price return was Sovereign Bancorp, Inc. (+69.04%) while the worst was Ensco International (-7.74%).

Value of a $10,000 Investment*

* The line graph represents historical performance of a hypothetical investment of $10,000 in the ProFund VP Mid-Cap Value from May 1, 2002 to December 31, 2003 assuming the reinvestment of distributions.

Average Annual Total Return as of 12/31/031

	1-Year	Since Inception (5/1/02)

ProFund VP Mid-Cap Value	35.74%	3.08%

S&P MidCap 400/BARRA Value Index	37.77%	5.41%

1 Past performance does not guarantee future results. Total return calculations assume the reinvestment of distributions and do not reflect the effect of taxes. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and net asset value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. During the period, certain fees were reduced. If such fee reductions had not occurred, the quoted performance would be lower. Performance numbers are net of all Fund expenses but do not include any insurance, sales, or administrative charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower.

2 The S&P MidCap 400/BARRA Value Index is a price return index and does not reflect the reinvestment of dividends, the impact of transaction costs, nor the deduction of expenses associated with a mutual fund such as investment management and accounting fees. It is not possible to invest directly in an index. The Fund’s performance does reflect the reinvestment of dividends, the impact of transaction costs and the deduction of fees and expenses.

3 1.00 equals perfect correlation.

The above information is not covered by the Report of Independent Auditors.

16

PROFUNDS VP ProFund VP Mid-Cap Value	Schedule of Portfolio Investments December 31, 2003

Common Stocks (99.8%)

	Shares	Value
3Com Corp.*	37,996	$310,427
Activision, Inc.*	9,086	165,366
Advanced Fibre Communications, Inc.*	8,673	174,761
Advent Software, Inc.*	3,304	57,589
AGCO Corp.*	7,847	158,039
AGL Resources, Inc.	6,608	192,293
Airgas, Inc.	7,434	159,682
Alaska Air Group, Inc.*	2,891	78,895
Albemarle Corp.	4,130	123,776
Alexander & Baldwin, Inc.	4,130	139,140
ALLETE, Inc.	9,086	278,032
Alliant Energy Corp.	11,151	277,660
Allmerica Financial Corp.*	5,369	165,204
AMB Property Corp.	8,260	271,589
American Eagle Outfitters, Inc.*	7,434	121,918
American Financial Group, Inc.	7,434	196,704
AmeriCredit Corp.*	16,107	256,585
Amerus Group Co.	4,130	144,426
Aquilla, Inc.*	19,824	67,203
Arch Coal, Inc.	5,369	167,352
Arrow Electronics, Inc.*	10,325	238,921
ArvinMeritor, Inc.	7,021	169,347
Ascential Software Corp.*	6,195	160,636
Associated Banc Corp.	7,434	317,060
Astoria Financial Corp.	8,260	307,272
Avnet, Inc.*	12,390	268,367
Bandag, Inc.	2,065	85,078
Banknorth Group, Inc.	16,520	537,396
Banta Corp.	2,478	100,359
Barnes & Noble, Inc.*	7,021	230,639
Belo (A.H.) Corp.—Class A	11,564	327,724
BJ’s Wholesale Club, Inc.*	7,021	161,202
Black Hills Corp.	3,304	98,558
Blyth, Inc.	4,543	146,375
Bob Evans Farms, Inc.	3,717	120,654
Borders Group, Inc.*	7,847	172,006
BorgWarner, Inc.	2,891	245,937
Bowater, Inc.	5,782	267,764
Boyd Gaming Corp.	6,608	106,653
Brink’s Co.	5,369	121,393
Cabot Corp.	6,195	197,249
Callaway Golf Co.	7,847	132,222
Carpenter Technology Corp.	2,478	73,274
CBRL Group, Inc.	4,956	189,617
Ceridian Corp.*	15,281	319,984
CheckFree Holdings Corp.*	8,260	228,389
CNF, Inc.	4,956	168,008
Colonial BancGroup, Inc.	12,803	221,748
Commscope, Inc.*	6,195	101,164
Community Health Systems*	9,912	263,461
Constellation Brands, Inc.*	10,738	353,603
Cooper Cameron Corp.*	5,369	250,195
Copart, Inc.*	9,086	149,919
Credence Systems Corp.*	6,608	86,961
Cree Research, Inc.*	7,434	131,507
Crompton Corp.	11,564	82,914
CSG Systems International, Inc.*	5,369	67,059
Cytec Industries, Inc.*	4,130	158,551
D.R. Horton, Inc.	16,107	696,789
Dean Foods Co.*	16,107	529,437

Common Stocks, continued

	Shares	Value
Duquesne Light Holdings, Inc.	7,847	$143,914
E*TRADE Group, Inc.*	37,583	475,425
Edwards (A.G.), Inc.	7,847	284,297
EGL, Inc.*	4,956	87,027
Emmis Communications Corp.*	5,782	156,403
Energy East Corp.	14,868	333,043
Ensco International, Inc.	15,281	415,185
Entercom Communications Corp.*	5,369	284,342
Everest Re Group, Ltd.	5,782	489,157
Extended Stay America, Inc.	9,912	143,526
Federal Signal Corp.	4,956	86,829
Ferro Corp.	4,130	112,377
Fidelity National Financial, Inc.	15,281	592,597
First American Financial Corp.	7,847	233,605
FirstMerit Corp.	8,673	233,911
Flowserve Corp.*	5,782	120,728
FMC Corp.*	3,717	126,861
Forest Oil Corp.*	5,369	153,392
Furniture Brands International, Inc.	5,782	169,586
GATX Corp.	4,956	138,669
Glatfelter (P.H.) Co.	4,543	56,560
Granite Construction, Inc.	4,130	97,014
Grant Prideco, Inc.*	12,390	161,318
Great Plains Energy, Inc.	7,021	223,408
Greater Bay Bancorp	5,369	152,909
GreenPoint Financial Corp.	13,629	481,376
Hanover Compressor Co.*	7,434	82,889
Harris Corp.	7,021	266,447
Harsco Corp.	4,130	180,977
Hawaiian Electric Industries, Inc.	3,717	176,074
HCC Insurance Holdings, Inc.	6,608	210,134
Helmerich & Payne, Inc.	4,956	138,421
Hibernia Corp.	15,694	368,966
Highwoods Properties, Inc.	5,369	136,373
Horace Mann Educators Corp.	4,543	63,466
Hospitality Properties Trust	6,608	272,778
IDACORP, Inc.	3,717	111,213
Imation Corp.	3,717	130,653
IMC Global, Inc.	11,977	118,932
Independence Community Bank Corp.	5,369	193,123
IndyMac Bancorp, Inc.	5,782	172,246
Internet Security Systems, Inc.*	4,956	93,321
Intersil Corp.—Class A	14,042	348,944
Interstate Bakeries Corp.	4,543	64,647
Investment Technology Group, Inc.*	4,956	80,039
JM Smucker Co.	4,956	224,457
Keane, Inc.*	6,608	96,741
Kelly Services, Inc.—Class A	3,717	106,083
KEMET Corp.*	8,673	118,733
Kennametal, Inc.	3,717	147,751
Korn/Ferry International*	3,717	49,585
L-3 Communications Holdings, Inc.*	9,912	509,080
LaBranche & Co., Inc.	6,195	72,296
Lattice Semiconductor Corp.*	11,564	111,940
Lear Corp.	7,021	430,598
Lee Enterprises, Inc.	4,543	198,302
Leucadia National Corp.	7,021	323,668
Liberty Property Trust	8,260	321,314
Longs Drug Stores Corp.	3,717	91,959
Longview Fibre Co.	5,369	66,307

See accompanying notes to the financial statements.

17

PROFUNDS VP ProFund VP Mid-Cap Value	Schedule of Portfolio Investments December 31, 2003

Common Stocks, continued

	Shares	Value
Lubrizol Corp.	5,369	$174,600
Lyondell Chemical Co.	18,172	308,016
M&T Bank Corp.	12,390	1,217,936
Mack-Cali Realty Corp.	5,782	240,647
Martin Marietta Materials	4,956	232,783
MDU Resources Group, Inc.	11,564	275,339
Media General, Inc.—Class A	2,478	161,318
Mercantile Bankshares Corp.	8,260	376,491
Millennium Pharmaceuticals, Inc.*	30,975	578,303
Minerals Technologies, Inc.	2,065	122,351
Modine Manufacturing Co.	3,304	89,142
Mohawk Industries, Inc.*	6,608	466,128
MONY Group, Inc.*	4,956	155,073
MPS Group, Inc.*	10,738	100,400
National Commerce Financial Corp.	21,063	574,599
National Fuel Gas Co.	8,260	201,874
National-Oilwell, Inc.*	8,673	193,928
Neiman Marcus Group, Inc.—Class A*	4,956	265,988
New Plan Excel Realty Trust, Inc.	9,912	244,529
Newport Corp.*	4,130	68,269
Noble Energy, Inc.	5,782	256,894
Northeast Utilities System	13,629	274,897
NSTAR	5,369	260,397
OGE Energy Corp.	9,086	219,790
Ohio Casualty Corp.*	6,195	107,545
Old Republic International Corp.	18,585	471,316
Omnicare, Inc.	10,325	417,027
ONEOK, Inc.	9,499	209,738
Overseas Shipholding Group, Inc.	3,717	126,564
PacifiCare Health Systems, Inc.*	4,130	279,188
Packaging Corp. of America	10,738	234,733
Park Place Entertainment Corp.*	30,975	335,459
Payless ShoeSource, Inc.*	7,021	94,081
Peabody Energy Corp.	5,369	223,941
Pentair, Inc.	4,956	226,489
Pepco Holdings, Inc.	17,346	338,941
PepsiAmericas, Inc.	14,868	254,540
Perrigo Co.	7,021	110,370
Pioneer Natural Resources Co.*	11,977	382,426
Plexus Corp.*	4,543	78,003
PMI Group, Inc.	9,912	369,024
PNM Resources, Inc.	4,130	116,053
Pogo Producing Co.	6,608	319,166
Polycom, Inc.*	10,325	201,544
Potlatch Corp.	2,891	100,520
Powerwave Technologies, Inc.*	6,608	50,551
Precision Castparts Corp.	6,195	281,315
Price Communications Corp.*	5,369	73,716
Pride International, Inc.*	14,042	261,743
Protective Life Corp.	7,021	237,591
Protein Design Labs, Inc.*	9,499	170,032
Provident Financial Group, Inc.	4,956	158,344
Puget Energy, Inc.	9,499	225,791
Quanta Services, Inc.*	11,977	87,432
Quantum Corp.*	18,172	56,697
Questar Corp.	8,673	304,857

Common Stocks, continued

	Shares	Value
Radian Group, Inc.	9,499	$463,076
Raymond James Financial Corp.	4,956	186,841
Rayonier, Inc.	4,956	205,724
Republic Services, Inc.	16,107	412,822
RPM, Inc.	11,977	197,141
Ruddick Corp.	4,543	81,320
Saks, Inc.*	14,042	211,192
SCANA Corp.	11,151	381,922
Scholastic Corp.*	4,130	140,585
Sensient Technologies Corp.	4,956	97,980
Sequa Corp.—Class A*	1,239	60,711
Sierra Pacific Resources*	11,977	87,911
Six Flags, Inc.*	9,499	71,432
Smithfield Foods, Inc.*	11,151	230,826
Sonoco Products Co.	9,912	244,033
Sovereign Bancorp, Inc.	29,736	706,231
SPX Corp.*	7,847	461,482
StanCorp Financial Group, Inc.	2,891	181,786
Storage Technology Corp.*	11,151	287,138
Superior Industries International, Inc.	2,891	125,816
Swift Transportation Co., Inc.*	8,673	182,307
Sylvan Learning Systems, Inc.*	4,543	130,793
Tech Data Corp.*	5,782	229,488
Tecumseh Products Co.	2,065	100,008
Teleflex, Inc.	4,130	199,603
Telephone & Data Systems, Inc.	5,782	361,665
The Scotts Co.—Class A*	3,304	195,465
Tidewater, Inc.	6,195	185,107
Toll Brothers, Inc.*	7,434	295,576
Triad Hospitals, Inc.*	7,847	261,070
Trinity Industries, Inc.	4,543	140,106
TriQuint Semiconductor, Inc.*	13,629	96,357
Tyson Foods, Inc.—Class A	35,931	475,726
Unifi, Inc.*	5,369	34,630
United Rentals, Inc.*	7,847	151,133
Unitrin, Inc.	7,021	290,740
Universal Corp.	2,478	109,453
Valero Energy Corp.	12,390	574,153
Varco International, Inc.*	9,912	204,485
Vectren Corp.	7,847	193,429
Viad Corp.	9,086	227,151
Vishay Intertechnology, Inc.*	16,520	378,308
W.R. Berkley Corp.	8,673	303,121
Washington Federal, Inc.	7,021	199,396
Wausau-Mosinee Paper Corp.	5,369	72,589
Weatherford International, Ltd.*	13,216	475,776
Webster Financial Corp.	4,543	208,342
Werner Enterprises, Inc.	8,260	160,987
Westar Energy, Inc.	7,434	150,539
WGL Holdings, Inc.	4,956	137,727
Wind River Systems, Inc.*	8,673	75,975
Wisconsin Energy Corp.	11,977	400,630
WPS Resources Corp.	3,717	171,837
York International Corp.	4,130	151,984

TOTAL COMMON STOCKS (Cost $44,042,230)		50,450,003

See accompanying notes to the financial statements.

18

PROFUNDS VP ProFund VP Mid-Cap Value	Schedule of Portfolio Investments December 31, 2003

U.S. Government Agency Obligations (0.4%)

	Principal Amount	Value
Federal National Mortgage Association, 0.50%, 01/02/04	$205,000	$204,997

TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS (Cost $204,997)		204,997

TOTAL INVESTMENT SECURITIES (Cost $44,247,227)—100.2%		50,655,000
Net other assets (liabilities)—(0.2)%		(79,503)

NET ASSETS—100.0%		$50,575,497

Futures Contracts Purchased

	Contracts	Unrealized Appreciation (Depreciation)
E-Mini S&P MidCap 400 Futures Contract expiring March 2004 (Underlying face amount at value $115,160)	2	$2,302

ProFund VP Mid-Cap Value invested, as a percentage of net assets, in the following industries, as of December 31, 2003:

Aerospace/Defense	1.1%
Agriculture	0.2%
Airlines	0.2%
Apparel	0.1%
Auto Parts & Equipment	2.3%
Banks	8.2%
Beverages	1.2%
Biotechnology	1.5%
Building Materials	0.8%
Chemicals	3.7%
Coal	0.8%
Commercial Services	2.0%
Computers	1.6%
Distribution/Wholesale	0.5%
Diversified Financial Services	2.7%
Electric	9.0%
Electronics	2.0%
Engineering & Construction	0.2%
Entertainment	0.1%
Environmental Control	0.8%
Food	3.4%
Forest Products & Paper	1.5%
Gas	1.1%
Hand/Machine Tools	0.3%
Health Care	0.5%
Healthcare—Services	1.1%
Home Builders	2.0%
Home Furnishings	0.3%
Household Products/Wares	0.7%
Insurance	9.9%
Internet	1.0%
Iron/Steel	0.1%
Leisure Time	0.3%
Lodging	1.2%
Machinery—Diversified	0.7%
Media	2.5%
Metal Fabricate/Hardware	0.6%

Miscellaneous Manufacturing	2.8%
Oil & Gas	4.9%
Oil & Gas Services	3.1%
Packaging & Containers	0.9%
Pharmaceuticals	1.0%
Pipelines	1.1%
Real Estate Investment Trust	2.9%
Retail	3.6%
Savings & Loans	4.1%
Semiconductors	1.5%
Software	1.2%
Telecommunications	3.2%
Textiles	1.3%
Transportation	1.7%
Trucking & Leasing	0.3%
Other**	0.2%

*	Non-income producing security
**	Including debt securities, repurchase agreements, options purchased, and net other assets (liabilities).

See accompanying notes to the financial statements.

19

PROFUNDS VP

ProFund VP Mid-Cap Value

Statement of Assets and Liabilities

December 31, 2003
Assets:
Investment securities, at value (cost $44,247,227)	$50,655,000
Cash	7,102
Segregated cash balances with brokers for futures contracts	6,364
Dividends and interest receivable	46,780
Receivable for capital shares issued	1,072,498
Prepaid expenses	98

Total Assets	51,787,842

Liabilities:
Payable for investments purchased	1,124,139
Payable for capital shares redeemed	9
Variation margin on futures contracts	790
Advisory fees payable	29,816
Management services fees payable	5,963
Administration fees payable	1,836
Administrative services fees payable	20,295
Distribution fees payable	10,152
Other accrued expenses	19,345

Total Liabilities	1,212,345

Net Assets	$50,575,497

Net Assets consist of:
Capital	$46,975,622
Accumulated net realized gains (losses) on investments	(2,810,200)
Net unrealized appreciation (depreciation) on investments	6,410,075

Net Assets	$50,575,497

Shares of Beneficial Interest Outstanding	1,602,392

Net Asset Value (offering and redemption price per share)	$31.56

Statement of Operations

For the year ended December 31, 2003
Investment Income:
Dividends	$411,632
Interest	1,373

Total Investment Income	413,005

Expenses:
Advisory fees	174,229
Management services fees	34,846
Administration fees	10,897
Transfer agency and administrative service fees	132,065
Distribution fees	58,076
Custody fees	39,526
Fund accounting fees	18,663
Other fees	14,316

Total Gross Expenses before reductions	482,618
Less Expenses reduced by the Advisor	(23,190)

Total Net Expenses	459,428

Net Investment Income (Loss)	(46,423)

Realized and Unrealized Gains (Losses) on Investments:
Net realized gains (losses) on investment securities	2,133,516
Net realized gains (losses) on futures contracts	25,655
Change in net unrealized appreciation/depreciation on investments	5,468,998

Net Realized and Unrealized Gains (Losses) on Investments	7,628,169

Change in Net Assets Resulting from Operations	$7,581,746

See accompanying notes to the financial statements.

20

PROFUNDS VP

ProFund VP Mid-Cap Value

Statements of Changes in Net Assets

	For the year ended December 31, 2003	For the period May 1, 2002(a) through December 31, 2002
From Investment Activities:
Operations:
Net investment income (loss)	$(46,423)	$(11,600)
Net realized gains (losses) on investments	2,159,171	(4,924,479)
Change in net unrealized appreciation/depreciation on investments	5,468,998	941,077

Change in net assets resulting from operations	7,581,746	(3,995,002)

Capital Transactions:
Proceeds from shares issued	301,526,783	186,778,155
Cost of shares redeemed	(271,019,561)	(170,296,624)

Change in net assets resulting from capital transactions	30,507,222	16,481,531

Change in net assets	38,088,968	12,486,529
Net Assets:
Beginning of period	12,486,529	—

End of period	$50,575,497	$12,486,529

Accumulated net investment income (loss)	$—	$1,508

Share Transactions:
Issued	11,106,482	7,358,526
Redeemed	(10,041,220)	(6,821,396)

Change in shares	1,065,262	537,130

(a)	Commencement of operations

See accompanying notes to the financial statements.

21

PROFUNDS VP

ProFund VP Mid-Cap Value

Financial Highlights

Selected data for a share of beneficial interest outstanding throughout the periods indicated.

	For the year ended December 31, 2003		For the period May 1, 2002(a) through December 31, 2002
Net Asset Value, Beginning of Period	$23.25		$30.00

Investment Activities:
Net investment income (loss)	(0.05	)(b)	(0.02	)(b)
Net realized and unrealized gains (losses) on investments	8.36		(6.73)

Total income (loss) from investment activities	8.31		(6.75)

Net Asset Value, End of Period	$31.56		$23.25

Total Return	35.74%		(22.50	)%(c)
Ratios to Average Net Assets:
Gross expenses(d)	2.08%		2.25%
Net expenses(d)	1.98%		1.98%
Net investment income (loss)(d)	(0.20)%		(0.14)%
Supplemental Data:
Net assets, end of period (000’s)	$50,575		$12,487
Portfolio turnover rate(e)	1,012%		1,361	%(c)

(a)	Commencement of operations
(b)	Per share net investment income (loss) has been calculated using the daily average shares method.
(c)	Not annualized for periods less than one year.
(d)	Annualized for periods less than one year.
(e)	Portfolio turnover rate is calculated without regard to instruments (including options, swap agreements and futures contracts) having a maturity of less than one year.

See accompanying notes to the financial statements.

22

ProFund VP Mid-Cap Growth

The ProFund VP Mid-Cap Growth seeks daily investment results, before fees and expenses, that correspond to the daily performance of the S&P MidCap 400/Barra Growth Index. For the year ended December 31, 2003, the Fund had a total return of 27.91%1, compared to a return of 30.15%2 for the Index. For the year, the Fund achieved an average daily statistical correlation of over 0.99 to the daily performance of the Index.3

The Fund applies a mathematical approach to investing. In doing so it takes positions in securities and/or financial instruments that, in combination, should have similar daily return characteristics as the Index. The S&P MidCap 400/Barra Growth Index is a market capitalization weighted index comprised of the stocks in the S&P MidCap 400 Index that have comparatively high price-to-book ratios as determined before each semiannual rebalance date.

The S&P MidCap 400/Barra Growth Index (and thus the Fund) benefited from its mid-cap focus, but was slightly negatively impacted by its growth tilt. The net result was a return that outpaced broader U.S. equity market measures. Growth stocks underperformed value stocks across the capitalization spectrum albeit by a much smaller margin than the 2000-2002 bear market. Mid-cap stocks outperformed large-cap stocks as mid-cap companies appeared to take advantage of decreasing credit spreads and the resulting reduction in their cost of debt. Of the ten highest weighted constituents of the Index at the beginning of the year, the top performer in terms of stock price return was Gilead Sciences, Inc. (+71.41%) while the worst was Affiliated Computer Sciences (+3.44%).

Value of a $10,000 Investment*

* The line graph represents historical performance of a hypothetical investment of $10,000 in the ProFund VP Mid-Cap Growth from May 1, 2002 to December 31, 2003 assuming the reinvestment of distributions.

Average Annual Total Return as of 12/31/031

	1 Year	Since Inception (5/1/02)

ProFund VP Mid-Cap Growth	27.91%	(0.24)%

S&P MidCap 400/BARRA Growth Index	30.15%	2.26%

1 Past performance does not guarantee future results. Total return calculations assume the reinvestment of distributions and do not reflect the effect of taxes. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and net asset value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. During the period, certain fees were reduced. If such fee reductions had not occurred, the quoted performance would be lower. Performance numbers are net of all Fund expenses but do not include any insurance, sales, or administrative charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower.

2 The S&P MidCap 400/BARRA Growth Index is a price return index and does not reflect the reinvestment of dividends, the impact of transaction costs, nor the deduction of expenses associated with a mutual fund such as investment management and accounting fees. It is not possible to invest directly in an index. The Fund’s performance does reflect the reinvestment of dividends, the impact of transaction costs and the deduction of fees and expenses.

3 1.00 equals perfect correlation.

The above information is not covered by the Report of Independent Auditors.

23

PROFUNDS VP ProFund VP Mid-Cap Growth	Schedule of Portfolio Investments December 31, 2003

Common Stocks (99.7%)

	Shares	Value
99 Cents Only Stores*	6,975	$189,929
Abercrombie & Fitch Co.—Class A*	9,300	229,803
Acxiom Corp.*	8,370	155,431
ADTRAN, Inc.	7,905	245,055
AdvancePCS*	9,300	489,738
Affiliated Computer Services, Inc.— Class A*	13,020	709,070
Ametek, Inc.	3,255	157,086
Apogent Technologies, Inc.*	8,835	203,558
Applebee’s International, Inc.	5,580	219,127
Apria Healthcare Group, Inc.*	5,115	145,624
Arthur J. Gallagher & Co.	8,835	287,049
Atmel Corp.*	46,035	276,670
Avocent Corp.*	4,650	169,818
Bank of Hawaii Corp.	5,580	235,476
Barr Laboratories, Inc.*	6,510	500,945
Beckman Coulter, Inc.	6,045	307,267
Brinker International, Inc.*	9,300	308,388
Brown & Brown, Inc.	6,510	212,291
C.H. Robinson Worldwide, Inc.	8,370	317,307
Cabot Microelectronics Corp.*	2,325	113,925
Cadence Design Systems, Inc.*	26,040	468,199
Career Education Corp.*	9,765	391,283
Carlisle Cos., Inc.	3,255	198,099
Carmax, Inc.*	10,230	316,414
Catalina Marketing Corp.*	5,115	103,118
CDW Corp.	8,370	483,451
Certegy, Inc.	6,510	213,528
Charles River Laboratories International, Inc.*	4,650	159,635
Chico’s FAS, Inc.*	8,370	309,272
Choicepoint, Inc.*	8,370	318,813
Church & Dwight, Inc.	4,185	165,726
Cincinnati Bell, Inc.*	24,180	122,109
City National Corp.	4,650	288,858
Claire’s Stores, Inc.	9,300	175,212
Coach, Inc.*	18,135	684,596
Commerce Bancorp, Inc.	7,440	391,939
Compass Bancshares, Inc.	12,090	475,257
Corinthian Colleges, Inc.*	4,185	232,519
Covance, Inc.*	6,045	162,006
Coventry Health Care, Inc.*	6,045	389,841
Cullen/Frost Bankers, Inc.	5,115	207,516
Cypress Semiconductor Corp.*	11,625	248,310
CYTYC Corp.*	10,695	147,163
DENTSPLY International, Inc.	7,905	357,069
DeVry, Inc.*	6,975	175,282
Dial Corp.	9,300	264,771
Diebold, Inc.	6,975	375,743
Dollar Tree Stores, Inc.*	11,160	335,470
Donaldson Co., Inc.	4,185	247,585
DPL, Inc.	12,555	262,148
DST Systems, Inc.*	8,370	349,531
Dun & Bradstreet Corp.*	6,975	353,702
Dycom Industries, Inc.*	4,650	124,713
Eaton Vance Corp.	6,975	255,564
Education Management Corp.*	7,440	230,938
Edwards Lifesciences Corp.*	6,045	181,834
Energizer Holdings, Inc.*	8,370	314,377
Equitable Resources, Inc.	6,045	259,451

Common Stocks, continued

	Shares	Value
Expeditors International of Washington, Inc.	10,230	$385,262
Fair, Isaac & Co., Inc.	4,650	228,594
Fairchild Semiconductor International, Inc.*	11,625	290,276
Fastenal Co.	7,440	371,554
First Health Group Corp.*	9,300	180,978
FMC Technologies, Inc.*	6,510	151,683
Gartner Group, Inc.*	12,555	141,997
Gentex Corp.	7,440	328,551
Gilead Sciences, Inc.*	19,995	1,162,508
Graco, Inc.	4,650	186,465
GTECH Holdings Corp.	5,580	276,154
Harte-Hanks, Inc.	8,370	182,048
Health Net, Inc.*	11,160	364,932
Henry (Jack) & Associates, Inc.	8,835	181,824
Henry Schein, Inc.*	4,185	282,822
Herman Miller, Inc.	6,975	169,283
Hillenbrand Industries, Inc.	6,045	375,153
HON Industries, Inc.	5,580	241,726
Hormel Foods Corp.	13,485	348,048
Hovnanian Enterprises—Class A*	2,790	242,897
Hubbell, Inc.—Class B	6,045	266,585
Integrated Circuit Systems, Inc.*	6,975	198,718
Integrated Device Technology, Inc.*	10,230	175,649
International Rectifier Corp.*	6,510	321,659
International Speedway Corp.	5,115	228,436
Investors Financial Services Corp.	6,510	250,049
IVAX Corp.*	19,065	455,272
J.B. Hunt Transport Services, Inc.*	7,905	213,514
Jacobs Engineering Group, Inc.*	5,580	267,896
JetBlue Airways Corp.*	9,765	258,968
Krispy Kreme Doughnuts, Inc.*	6,045	221,247
Lam Research Corp.*	13,020	420,546
Lancaster Colony Corp.	3,720	167,995
Legg Mason, Inc.	6,510	502,442
Lennar Corp.—Class B	7,905	758,880
LifePoint Hospitals, Inc.*	3,720	109,554
Lincare Holdings, Inc.*	9,765	293,243
LTX Corp.*	5,115	76,878
Macromedia, Inc.*	6,045	107,843
Macrovision Corp.*	4,650	105,044
Mandalay Resort Group	6,045	270,332
Manpower, Inc.	7,440	350,275
McDATA Corp.—Class A*	11,160	106,355
Mentor Graphics Corp.*	6,510	94,655
Michaels Stores, Inc.	6,510	287,742
Micrel, Inc.*	9,300	144,894
Microchip Technology, Inc.	20,460	682,547
Murphy Oil Corp.	8,835	577,013
Mylan Laboratories, Inc.	26,505	669,516
National Instruments Corp.	5,115	232,579
Network Associates, Inc.*	15,810	237,782
New York Community Bancorp	19,065	725,423
Nordson Corp.	3,255	112,395
O’Reilly Automotive, Inc.*	5,115	196,211
Olin Corp.	5,580	111,935
Outback Steakhouse, Inc.	7,440	328,922
Oxford Health Plans, Inc.*	7,905	343,868
Patterson Dental Co.*	6,510	417,682
Patterson-UTI Energy, Inc.*	7,905	260,233

See accompanying notes to the financial statements.

24

PROFUNDS VP ProFund VP Mid-Cap Growth	Schedule of Portfolio Investments December 31, 2003

Common Stocks, continued

	Shares	Value
Petsmart, Inc.	13,950	$332,010
Pharmaceutical Resources, Inc.*	3,255	212,063
Philadelphia Suburban Corp.	9,300	205,530
Pier 1 Imports, Inc.	8,835	193,133
Plantronics, Inc.*	4,185	136,640
Reader’s Digest Association, Inc.	9,765	143,155
Rent-A-Center, Inc.*	7,905	236,201
Retek, Inc.*	5,580	51,782
Reynolds & Reynolds Co.	6,510	189,116
RF Micro Devices, Inc.*	18,135	182,257
Rollins, Inc.	4,650	104,858
Ross Stores, Inc.	14,880	393,278
RSA Security, Inc.*	6,045	85,839
Ruby Tuesday, Inc.	6,510	185,470
Sandisk Corp.*	7,905	483,312
SEI Investments Co.	10,230	311,708
Semtech Corp.*	7,440	169,111
Sepracor, Inc.*	8,370	200,294
SICOR, Inc.*	11,625	316,200
Silicon Laboratories, Inc.*	4,650	200,973
Silicon Valley Bancshares*	3,255	117,408
Smith International, Inc.*	9,765	405,443
Sotheby’s Holdings, Inc.—Class A*	6,045	82,575
Stericycle, Inc.*	4,185	195,440
STERIS Corp.*	6,975	157,635
Sybase, Inc.*	9,300	191,394
Synopsys, Inc.*	15,345	518,047
TCF Financial Corp.	6,975	358,166
The Cheesecake Factory, Inc.*	5,115	225,213
Timberland Co.—Class A*	3,255	169,488
Titan Corp.*	7,905	172,408
Tootsie Roll Industries, Inc.	5,115	184,140
Transaction Systems Architects, Inc.*	3,720	84,184
United Dominion Realty Trust, Inc.	12,555	241,056
Universal Health Services, Inc.—Class B	5,580	299,758
Valassis Communications, Inc.*	5,115	150,125
Valeant Pharmaceuticals International	8,370	210,506
Valspar Corp.	5,115	252,783
Varian Medical Systems, Inc.*	6,510	449,841
Varian, Inc.*	3,255	135,831
Vertex Pharmaceuticals, Inc.*	7,440	76,111
VISX, Inc.*	4,650	107,648
Waddell & Reed Financial, Inc.	7,905	185,451
Washington Post Co.—Class B	930	736,002
Westamerica Bancorporation	3,255	161,774
Western Gas Resources, Inc.	3,255	153,799
Westwood One, Inc.*	9,765	334,061
Whole Foods Market, Inc.*	6,045	405,801
Williams-Sonoma, Inc.*	11,625	404,201
Wilmington Trust Corp.	6,510	234,360
XTO Energy, Inc.	18,135	513,221
Zebra Technologies Corp.*	4,650	308,621

TOTAL COMMON STOCKS (Cost $37,920,643)		46,413,552

U.S. Government Agency Obligations (0.3%)

	Principal Amount	Value
Federal National Mortgage Association, 0.50%, 01/02/04	$145,000	$144,998

TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS (Cost $144,998)		144,998

TOTAL INVESTMENT SECURITIES (Cost $38,065,641)—100.0%		46,558,550
Net other assets (liabilities)—NM		2,466

NET ASSETS—100.0%		$46,561,016

Futures Contracts Purchased

	Contracts	Unrealized Appreciation (Depreciation)
E-Mini S&P MidCap 400 Futures Contract expiring March 2004 (Underlying face amount at value $115,160)	2	$2,302

ProFund VP Mid-Cap Growth invested, as a percentage of net assets, in the following industries, as of December 31, 2003

Advertising	0.6%
Aerospace/Defense	0.4%
Airlines	0.6%
Apparel	1.8%
Banks	5.8%
Biotechnology	0.3%
Chemicals	1.0%
Commercial Services	4.9%
Communication Services	0.7%
Computers	7.5%
Distribution/Wholesale	1.8%
Diversified Financial Services	2.0%
Electric	0.6%
Electronic Components & Equipment	1.6%
Electronics	1.0%
Engineering & Construction	0.8%
Entertainment	1.3%
Environmental Control	0.4%
Food	2.0%
Healthcare—Products	6.4%
Healthcare—Services	4.5%
Home Builders	2.2%
Household Products/Wares	0.9%
Insurance	1.1%
Internet	1.3%
Lodging	0.6%
Machinery—Diversified	1.3%
Media	2.6%
Miscellaneous Manufacturing	1.3%

See accompanying notes to the financial statements.

25

PROFUNDS VP ProFund VP Mid-Cap Growth	Schedule of Portfolio Investments December 31, 2003

Office Furnishings	0.9%
Oil & Gas	2.9%
Oil & Gas Services	1.2%
Pharmaceuticals	9.2%
Pipelines	0.9%
Real Estate Investment Trust	0.5%
Retail	10.5%
Savings & Loan	1.6%
Semiconductors	6.9%
Software	3.9%
Telecommunications	1.5%
Transportation	2.0%
Water	0.4%
Other**	0.3%

*	Non-income producing security
**	Including debt securities, repurchase agreements, options purchased, and net other assets (liabilities).
NM	Not meaningful, amount is less than 0.05%.

See accompanying notes to the financial statements.

26

PROFUNDS VP

ProFund VP Mid-Cap Growth

Statement of Assets and Liabilities

December 31, 2003
Assets:
Investment securities, at value (cost $38,065,641)	$46,558,550
Cash	2,114
Segregated cash balances with brokers for futures contracts	6,364
Dividends and interest receivable	14,078
Receivable for investments sold	409,931
Prepaid expenses	143

Total Assets	46,991,180

Liabilities:
Payable for capital shares redeemed	337,907
Variation margin on futures contracts	790
Advisory fees payable	34,972
Management services fees payable	6,995
Administration fees payable	1,784
Administrative services fees payable	19,752
Distribution fees payable	9,880
Other accrued expenses	18,084

Total Liabilities	430,164

Net Assets	$46,561,016

Net Assets consist of:
Capital	$41,158,166
Accumulated net realized gains (losses) on investments	(3,092,361)
Net unrealized appreciation (depreciation) on investments	8,495,211

Net Assets	$46,561,016

Shares of Beneficial Interest Outstanding	1,562,287

Net Asset Value (offering and redemption price per share)	$29.80

Statement of Operations

For the year ended December 31, 2003
Investment Income:
Dividends	$212,429
Interest	1,911

Total Investment Income	214,340

Expenses:
Advisory fees	239,972
Management services fees	47,995
Administration fees	15,081
Transfer agency and administrative service fees	181,810
Distribution fees	79,991
Custody fees	37,668
Fund accounting fees	24,752
Other fees	18,664

Total Gross Expenses before reductions	645,933
Less Expenses reduced by the Advisor	(12,949)

Total Net Expenses	632,984

Net Investment Income (Loss)	(418,644)

Realized and Unrealized Gains (Losses) on Investments:
Net realized gains (losses) on investment securities	427,794
Net realized gains (losses) on futures contracts	25,655
Change in net unrealized appreciation/depreciation on investments	7,368,754

Net Realized and Unrealized Gains (Losses) on Investments	7,822,203

Change in Net Assets Resulting from Operations	$7,403,559

See accompanying notes to the financial statements.

27

PROFUNDS VP

ProFund VP Mid-Cap Growth

Statements of Changes in Net Assets

	For the year ended December 31, 2003	For the period May 1, 2002(a) through December 31, 2002
From Investment Activities:
Operations:
Net investment income (loss)	$(418,644)	$(90,645)
Net realized gains (losses) on investments	453,449	(2,914,950)
Change in net unrealized appreciation/depreciation on investments	7,368,754	1,126,457

Change in net assets resulting from operations	7,403,559	(1,879,138)

Distributions to Shareholders From:
Net realized gains on investments	(122,706)	—

Change in net assets resulting from distributions	(122,706)	—

Capital Transactions:
Proceeds from shares issued	232,374,928	181,629,538
Dividends reinvested	122,706	—
Cost of shares redeemed	(208,281,609)	(164,686,262)

Change in net assets resulting from capital transactions	24,216,025	16,943,276

Change in net assets	31,496,878	15,064,138
Net Assets:
Beginning of period	15,064,138	—

End of period	$46,561,016	$15,064,138

Share Transactions:
Issued	8,976,347	7,556,651
Reinvested	4,136	—
Redeemed	(8,063,101)	(6,911,746)

Change in shares	917,382	644,905

(a)	Commencement of operations

See accompanying notes to the financial statements.

28

PROFUNDS VP

ProFund VP Mid-Cap Growth

Financial Highlights

Selected data for a share of beneficial interest outstanding throughout the periods indicated.

	For the year ended December 31, 2003		For the period May 1, 2002(a) through December 31, 2002
Net Asset Value, Beginning of Period	$23.36		$30.00

Investment Activities:
Net investment income (loss)	(0.35	)(b)	(0.21	)(b)
Net realized and unrealized gains (losses) on investments	6.87		(6.43)

Total income (loss) from investment activities	6.52		(6.64)

Distributions to Shareholders From:
Net realized gains on investments	(0.08)		—

Net Asset Value, End of Period	$29.80		$23.36

Total Return	27.91%		(22.13	)%(c)
Ratios to Average Net Assets:
Gross expenses(d)	2.02%		2.22%
Net expenses(d)	1.98%		1.98%
Net investment income (loss)(d)	(1.31)%		(1.32)%
Supplemental Data:
Net assets, end of period (000’s)	$46,561		$15,064
Portfolio turnover rate(e)	678%		1,594	%(c)

(a)	Commencement of operations
(b)	Per share net investment income (loss) has been calculated using the daily average shares method.
(c)	Not annualized for periods less than one year.
(d)	Annualized for periods less than one year.
(e)	Portfolio turnover rate is calculated without regard to instruments (including options, swap agreements and futures contracts) having a maturity of less than one year.

See accompanying notes to the financial statements.

29

ProFund VP Small-Cap Value

The ProFund VP Small-Cap Value seeks daily investment results, before fees and expenses, that correspond to the daily performance of the S&P SmallCap 600/Barra Value Index. For the year ended December 31, 2003, the Fund had a total return of 34.68%1, compared to a return of 38.39%2 for the Index. For the year, the Fund achieved an average daily statistical correlation of over 0.99 to the daily performance of the Index.3

The Fund applies a mathematical approach to investing. In doing so it takes positions in securities and/or financial instruments that, in combination, should have similar daily return characteristics as the Index. The S&P SmallCap 600/Barra Value Index is a market capitalization weighted index comprised of the stocks in the S&P SmallCap 600 Index that have comparatively low price-to-book ratios as determined before each semiannual rebalance date.

The S&P SmallCap 600/Barra Value Index (and thus the Fund) benefited from both its value bias and its small-cap focus. Value stocks outperformed growth stocks across the capitalization spectrum albeit by a much smaller margin than in 2000-2002 bear market. Smaller cap stocks outperformed large-cap stocks as small-cap issuers were able to take full advantage of decreasing credit spreads and the resulting reduction in their cost of debt. In addition, smaller cap stocks became more volatile than larger caps in the latter half of the year as investors focused more on the economic news and less on geopolitical issues. Of the ten highest weighted constituents of the Index at the beginning of the year, the top performer in terms of stock price return was Whitney Holding Corp. (+22.98%) while the worst was Skyworks Solutions, Inc. (+0.93%).

Value of a $10,000 Investment*

* The line graph represents historical performance of a hypothetical investment of $10,000 in the ProFund VP Small-Cap Value from May 1, 2002 to December 31, 2003 assuming the reinvestment of distributions.

Average Annual Total Return as of 12/31/031

	1 Year	Since Inception (5/1/02)

ProFund VP Small-Cap Value	34.68%	(2.07)%

S&P SmallCap 600/BARRA Value Index	38.39%	1.31%

1 Past performance does not guarantee future results. Total return calculations assume the reinvestment of distributions and do not reflect the effect of taxes. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and net asset value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. During the period, certain fees were reduced. If such fee reductions had not occurred, the quoted performance would be lower. Performance numbers are net of all Fund expenses but do not include any insurance, sales, or administrative charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower.

2 The S&P SmallCap 600/BARRA Value Index is a price return index and does not reflect the reinvestment of dividends, the impact of transaction costs, nor the deduction of expenses associated with a mutual fund such as investment management and accounting fees. It is not possible to invest directly in an index. The Fund’s performance does reflect the reinvestment of dividends, the impact of transaction costs and the deduction of fees and expenses.

3 1.00 equals perfect correlation.

The above information is not covered by the Report of Independent Auditors.

30

PROFUNDS VP ProFund VP Small-Cap Value	Schedule of Portfolio Investments December 31, 2003

Common Stocks (99.9%)

	Shares	Value

A.M. Castle & Co.*	10,548	$77,000
A.T. Cross Co.—Class A*	9,376	62,538
AAR Corp.*	21,096	315,385
Aaron Rents, Inc.	21,096	424,662
ABM Industries, Inc.	31,644	550,922
Action Performance Companies, Inc.	11,720	229,713
Adaptec, Inc.*	71,492	631,275
Advanced Marketing Services, Inc.	12,892	146,969
Agilysys, Inc.	21,096	235,220
Albany International Corp.—Class A	22,268	754,885
Alliance Semiconductor Corp.*	23,440	166,658
Alpharma, Inc.	33,988	683,159
American Italian Pasta Co.*	11,720	491,068
American Management Systems, Inc.*	28,128	423,889
American States Water Co.	9,376	234,400
Analogic Corp.	9,376	384,416
Anchor BanCorp Wisconsin, Inc.	15,236	379,376
Angelica Corp.	5,860	128,920
Anixter International, Inc.*	23,440	606,628
AnnTaylor Stores Corp.*	29,300	1,142,699
Apogee Enterprises, Inc.	17,580	199,533
Applica, Inc.	15,236	115,794
Applied Industrial Technologies, Inc.	12,892	307,603
AptarGroup, Inc.	23,440	914,159
Arch Chemicals, Inc.	14,064	360,882
Arkansas Best Corp.	16,408	515,047
Armor Holdings, Inc.*	18,752	493,365
ArQule, Inc.*	18,752	91,510
Ashworth, Inc.*	8,204	66,206
Astec Industries, Inc.*	12,892	158,185
Atlantic Coast Airlines Holdings, Inc.*	29,300	290,070
Atmos Energy Corp.	32,816	797,429
Atwood Oceanics, Inc.*	9,376	299,469
Audiovox Corp.—Class A*	15,236	195,630
Avista Corp.	31,644	573,389
Aztar Corp.*	22,268	501,030
Bally Total Fitness Holding Corp.*	22,268	155,876
BankUnited Financial Corp.—Class A*	19,924	513,840
Barnes Group, Inc.	15,236	492,275
Bassett Furniture Industries, Inc.	7,032	116,028
Bel Fuse, Inc.—Class B	7,032	229,454
Belden, Inc.	16,408	346,045
Bell Microproducts, Inc.*	17,580	159,275
Benchmark Electronics, Inc.*	26,956	938,339
Black Box Corp.	11,720	539,940
Boston Communications Group, Inc.*	11,720	108,879
Bowne & Co., Inc.	22,268	301,954
Brookline Bancorp, Inc.	38,676	593,290
Brown Shoe Company, Inc.	11,720	444,540
Brush Wellman, Inc.*	10,548	161,490
Buckeye Technologies, Inc.*	24,612	247,351
Building Materials Holding Corp.	8,204	127,408
Burlington Coat Factory Warehouse Corp.	29,300	619,988
Butler Manufacturing Co.	4,688	103,136
C&D Technologies, Inc.	16,408	314,541
Cable Design Technologies Corp.*	26,956	242,334
Cal Dive International, Inc.*	24,612	593,395
Cambrex Corp.	16,408	414,466
Capital Automotive REIT	21,096	675,072

Common Stocks, continued

	Shares	Value

Captaris, Inc.*	21,096	$118,560
Caraustar Industries, Inc.*	18,752	258,778
Cascade Natural Gas Corp.	7,032	148,305
Casey’s General Stores, Inc.	31,644	558,833
Cash America International, Inc.	18,752	397,167
Cato Corp.—Class A	12,892	264,286
CDI Corp.	12,892	422,213
Central Parking Corp.	23,440	349,959
Central Vermont Public Service Corp.	8,204	192,794
Century Aluminum Co.*	14,064	267,356
CH Energy Group, Inc.	10,548	494,701
Checkpoint Systems, Inc.*	21,096	398,925
Chesapeake Corp.	10,548	279,311
Chittenden Corp.	23,440	788,521
Ciber, Inc.*	41,020	355,233
Cima Labs, Inc.*	9,376	305,845
Cimarex Energy Co.*	26,956	719,456
CLECO Corp.	30,472	547,887
Coachmen Industries, Inc.	10,548	191,024
Coherent, Inc.*	19,924	474,191
Cohu, Inc.	14,064	269,326
Colonial Properties Trust	17,580	696,168
Commercial Federal Corp.	26,956	719,995
Commercial Metals Co.	18,752	570,061
Commonwealth Industries, Inc.	10,548	105,902
Concerto Software, Inc.*	7,032	84,243
Concord Camera Corp.*	18,752	173,456
CONMED Corp.*	18,752	446,298
Consolidated Graphics, Inc.*	8,204	259,082
Corn Products International, Inc.	23,440	807,508
Cross Country Healthcare, Inc.*	21,096	314,752
Cryolife, Inc.*	12,892	74,516
CTS Corp.	23,440	269,560
Curative Health Services, Inc.*	8,204	113,215
Curtiss-Wright Corp.	14,064	633,021
Datascope Corp.	9,376	336,130
Delphi Financial Group, Inc.—Class A	19,924	717,264
Deltic Timber Corp.	8,204	249,402
Department 56, Inc.*	8,204	107,472
Digi International, Inc.*	14,064	135,014
DIMON, Inc.	29,300	197,775
Downey Financial Corp.	18,752	924,475
Dress Barn, Inc.*	18,752	281,092
Drill-Quip, Inc.*	11,720	191,036
DRS Technologies, Inc.*	17,580	488,372
DSP Group, Inc.*	18,752	467,113
Duane Reade, Inc.*	15,236	257,793
DuPont Photomasks, Inc.*	11,720	282,921
EDO Corp.	12,892	317,788
eFunds Corp.*	30,472	528,688
El Paso Electric Co.*	31,644	422,447
Electro Scientific Industries, Inc.*	18,752	446,298
Electronics Boutique Holdings Corp.*	16,408	375,579
EMCOR Group, Inc.*	9,376	411,606
Energen Corp.	23,440	961,743
Enesco Group, Inc.*	9,376	96,760
Esterline Technologies Corp.*	14,064	375,087
Exar Corp.*	26,956	460,408
Financial Federal Corp.*	11,720	358,046
First Republic Bank	9,376	335,661

See accompanying notes to the financial statements.

31

PROFUNDS VP ProFund VP Small-Cap Value	Schedule of Portfolio Investments December 31, 2003

Common Stocks, continued

	Shares	Value

FirstFed Financial Corp.*	10,548	$458,838
Flagstar Bancorp, Inc.	39,848	853,544
Flowers Foods, Inc.	29,300	755,940
Fremont General Corp.	49,224	832,377
Frontier Airlines, Inc.*	23,440	334,254
Fuller (H. B.) Co.	18,752	557,685
G & K Services, Inc.	12,892	473,781
Gables Residential Trust	18,752	651,444
Gardner Denver, Inc.*	10,548	251,781
GenCorp, Inc.	28,128	302,939
General Communication, Inc.— Class A*	36,332	316,088
Genesco, Inc.*	14,064	212,788
Gerber Scientific, Inc.*	14,064	111,949
Glenborough Realty Trust, Inc.	17,580	350,721
Gold Banc Corp., Inc.	25,784	362,523
Goody’s Family Clothing, Inc.	21,096	197,459
Great Atlantic & Pacific Tea Co.*	24,612	206,741
Green Mountain Power Corp.	3,516	82,978
Griffon Corp.*	18,752	379,916
Group 1 Automotive, Inc.*	15,236	551,390
Haemonetics Corp.*	15,236	363,988
Haggar Corp.	3,516	68,597
Hain Celestial Group, Inc.*	22,268	516,840
Hancock Fabrics, Inc.	11,720	169,706
Haverty Furniture Companies, Inc.	14,064	279,311
Heidrick & Struggles International, Inc.*	11,720	255,496
Hilb, Rogal & Hamilton Co.	23,440	751,721
Hologic, Inc.*	12,892	223,418
Hooper Holmes, Inc.	42,192	260,747
Huffy Corp.*	10,548	55,377
Hughes Supply, Inc.	15,236	756,010
Hutchinson Technology, Inc.*	16,408	504,382
IDEX Corp.	21,096	877,383
IHOP Corp.	14,064	541,183
Imagistics International, Inc.*	10,548	395,550
IMCO Recycling, Inc.*	10,548	104,320
Information Holdings, Inc.*	14,064	310,814
Input/Output, Inc.*	32,816	148,000
Insight Enterprises, Inc.*	30,472	572,874
Insituform Technologies, Inc.—Class A*	17,580	290,070
Insurance Auto Auctions, Inc.*	8,204	107,062
Interface, Inc.*	33,988	187,954
Intermet Corp.	16,408	89,095
International Multifoods Corp.*	12,892	232,056
Invacare Corp.	19,924	804,332
Invision Technologies, Inc.*	10,548	354,096
Ionics, Inc.*	11,720	373,282
Irwin Financial Corp.	18,752	588,813
Itron, Inc.*	12,892	236,697
J & J Snack Foods Corp.*	5,860	221,274
J. Jill Group, Inc.*	12,892	163,857
Jack in the Box, Inc.*	23,440	500,678
JAKKS Pacific, Inc.*	16,408	215,929
JDA Software Group, Inc.*	18,752	309,596
Jo-Ann Stores, Inc.*	14,064	286,906
K2, Inc.*	21,096	320,870
Kaman Corp.—Class A	15,236	193,954
Kansas City Southern Industries, Inc.*	41,020	587,406
Kellwood Co.	17,580	720,780

Common Stocks, continued

	Shares	Value

Kilroy Realty Corp.	18,752	$614,128
Kirby Corp.*	15,236	531,432
Kroll, Inc.*	26,956	700,856
La-Z-Boy, Inc.	35,160	737,656
Laclede Group, Inc.	12,892	368,067
Lance, Inc.	18,752	281,843
LandAmerica Financial Group, Inc.	11,720	612,487
Landry’s Restaurants, Inc.	17,580	452,158
Lawson Products, Inc.	5,860	194,435
Lennox International, Inc.	38,676	645,889
Lexington Corporate Properties Trust	26,956	544,242
Linens ‘n Things, Inc.*	29,300	881,344
Lone Star Steakhouse & Saloon, Inc.	14,064	326,004
Lone Star Technologies, Inc.*	18,752	299,657
Lydall, Inc.*	10,548	107,484
M.D.C. Holdings, Inc.	18,752	1,209,504
MAF Bancorp, Inc.	21,096	883,922
MagneTek, Inc.*	18,752	123,576
Manitowoc Co.	17,580	548,496
MapInfo Corp.*	10,548	106,324
Marcus Corp.	18,752	307,533
Massey Energy Co.	49,224	1,023,859
Material Sciences Corp.	9,376	94,791
Maverick Tube Corp.*	26,956	518,903
Meade Instruments Corp.*	12,892	44,477
Methode Electronics, Inc.—Class A	23,440	286,671
Metro One Telecommunications, Inc.*	16,408	42,661
Mobile Mini, Inc.*	9,376	184,895
Moog, Inc.—Class A*	11,720	578,968
Movie Gallery, Inc.*	21,096	394,073
MRO Software, Inc.*	15,236	205,077
Mueller Industries, Inc.*	22,268	765,129
Myers Industries, Inc.	19,924	241,479
Nash-Finch Co.	8,204	183,277
National Presto Industries, Inc.	4,688	169,472
Nature’s Sunshine Products, Inc.	9,376	79,227
Nautilus Group, Inc.	21,096	296,399
NCO Group, Inc.*	17,580	400,297
Network Equipment Technologies, Inc.*	15,236	167,596
Newfield Exploration Co.*	36,332	1,618,226
Northwest Natural Gas Co.	16,408	504,546
Nuevo Energy Co.*	12,892	311,600
NUI Corp.	10,548	170,034
NYFIX, Inc.*	21,096	167,713
O’Charley’s, Inc.*	14,064	252,449
Oceaneering International, Inc.*	16,408	459,424
Offshore Logistics, Inc.*	15,236	373,587
OM Group, Inc.*	18,752	491,115
Omnova Solutions, Inc.*	25,784	123,763
On Assignment, Inc.*	16,408	85,486
Orthodontic Centers of America, Inc.*	32,816	264,169
Osteotech, Inc.*	11,720	103,136
Owens & Minor, Inc.	25,784	564,927
PAREXEL International Corp.*	16,408	266,794
Park Electrochemical Corp.	12,892	341,509
Paxar Corp.*	25,784	345,506
PC-Tel, Inc.*	12,892	136,784
Pediatrix Medical Group, Inc.*	15,236	839,352
Pegasus Systems, Inc.*	16,408	171,792
Penford Corp.	5,860	80,458

See accompanying notes to the financial statements.

32

PROFUNDS VP ProFund VP Small-Cap Value	Schedule of Portfolio Investments December 31, 2003

Common Stocks, continued

	Shares	Value

Pep Boys-Manny, Moe & Jack	35,160	$804,109
Performance Food Group Co.*	30,472	1,102,172
Pericom Semiconductor Corp.*	16,408	174,909
Philadelphia Consolidated Holding Corp.*	14,064	686,745
Phillips-Van Heusen Corp.	19,924	353,452
Phoenix Technologies, Ltd.*	16,408	132,577
Photronics, Inc.*	21,096	420,232
Piedmont Natural Gas Company, Inc.	22,268	967,767
Pinnacle Entertainment, Inc.*	16,408	152,923
Pinnacle Systems, Inc.*	43,364	369,895
Planar Systems, Inc.*	9,376	228,024
PolyOne Corp.*	59,772	381,943
Pope & Talbot, Inc.	10,548	185,750
Presidential Life Corp.	18,752	246,776
PRG-Schultz International, Inc.*	41,020	200,998
Prime Hospitality Corp.*	29,300	298,860
Provident Bankshares Corp.	16,408	483,052
Province Healthcare Co.*	31,644	506,304
Quaker Chemical Corp.	5,860	180,195
Quanex Corp.	10,548	486,263
RadiSys Corp.*	11,720	197,599
Ralcorp Holdings, Inc.*	18,752	588,063
Regal-Beloit Corp.	16,408	360,976
RehabCare Group, Inc.*	10,548	224,250
Reliance Steel & Aluminum Co.	21,096	700,598
Remington Oil & Gas Corp.*	17,580	346,150
Riggs National Corp.	18,752	309,971
RLI Corp.	16,408	614,644
Robbins & Myers, Inc.	9,376	178,050
Rock-Tenn Co.	22,268	384,345
Roto-Rooter, Inc.	5,860	270,146
Roxio, Inc.*	18,752	89,822
RTI International Metals, Inc.*	14,064	237,260
Russ Berrie & Company, Inc.	12,892	437,039
Russell Corp.	21,096	370,446
Ryan’s Family Steak Houses, Inc.*	26,956	408,114
Ryerson Tull, Inc.	16,408	187,872
Salton, Inc.*	7,032	91,768
Savient Pharmaceuticals, Inc.*	38,676	178,296
SBS Technologies, Inc.*	9,376	137,921
School Specialty, Inc.*	12,892	438,457
Schulman (A.), Inc.	19,924	424,780
Schweitzer-Mauduit International, Inc.	9,376	279,217
SCM Microsystems, Inc.*	9,376	72,383
SCPIE Holdings, Inc.	5,860	51,685
Seacoast Financial Services Corp.	16,408	449,743
SEACOR SMIT, Inc.*	11,720	492,592
Selective Insurance Group, Inc.	17,580	568,889
Shaw Group, Inc.*	37,504	510,804
Shopko Stores, Inc.*	18,752	285,968
Shurgard Storage Centers, Inc.—Class A	29,300	1,103,145
Skyline Corp.	5,860	204,338
SkyWest, Inc.	37,504	679,573
Skyworks Solutions, Inc.*	98,448	856,499
Smith (A.O.) Corp.	18,752	657,258
Sola International, Inc.*	19,924	374,571
Sourcecorp*	10,548	270,345
Southern Union Co.*	48,052	884,157
Southwest Gas Corp.	22,268	499,917

Common Stocks, continued

	Shares	Value

Southwestern Energy Co.*	23,440	$560,216
Spherion Corp.*	38,676	378,638
Spinnaker Exploration Co.*	21,096	680,768
St. Mary Land & Exploration Co.	18,752	534,432
Standard Microsystems Corp.*	10,548	266,864
Standard Motor Products, Inc.	12,892	156,638
Standard Pacific Corp.	21,096	1,024,211
Standard Register Co.	18,752	315,596
Standex International Corp.	8,204	229,712
Staten Island Bancorp, Inc.	38,676	870,210
Steel Dynamics, Inc.*	31,644	743,318
Steel Technologies, Inc.	5,860	103,663
Stein Mart, Inc.*	26,956	222,117
Sterling Bancshares, Inc.	29,300	390,569
Stewart & Stevenson Services, Inc.	18,752	263,466
Stewart Information Services Corp.	11,720	475,246
Stone Energy Corp.*	17,580	746,271
Stride Rite Corp.	25,784	293,422
Sturm, Ruger & Co., Inc.	17,580	199,885
Sunrise Assisted Living, Inc.*	12,892	499,436
Supertex, Inc.*	8,204	156,696
Susquehanna Bancshares, Inc.	25,784	644,858
Swift Energy Co.*	17,580	296,223
SWS Group, Inc.	11,720	208,616
Symmetricom, Inc.*	28,128	204,772
Systems & Computer Technology Corp.*	22,268	364,082
Technitrol, Inc.*	25,784	534,761
Texas Industries, Inc.	14,064	520,368
Theragenics Corp.*	19,924	108,984
Thomas Industries, Inc.	11,720	406,215
THQ, Inc.*	24,612	416,189
Three-Five Systems, Inc.*	14,064	73,695
Timken Co.	58,600	1,175,517
Tollgrade Communications, Inc.*	9,376	164,361
Tom Brown, Inc.*	29,300	944,925
Tower Automotive, Inc.*	36,332	248,148
Tredegar Corp.	24,612	382,224
Triarc Companies, Inc.	38,676	416,927
Triumph Group, Inc.*	10,548	383,947
UGI Corp.	28,128	953,539
UICI*	30,472	404,668
UIL Holdings Corp.	9,376	422,858
Ultimate Electronics, Inc.*	9,376	71,539
Umpqua Holdings Corp.	18,752	389,854
Unisource Energy Corp.	22,268	549,129
Unit Corp.*	28,128	662,414
United Stationers, Inc.*	22,268	911,207
Universal Forest Products, Inc.	11,720	377,150
URS Corp.*	21,096	527,611
US Oncology, Inc.*	55,084	592,704
USF Corp.	17,580	601,060
Valmont Industries, Inc.	15,236	352,713
Veritas DGC, Inc.*	22,268	233,369
Verity, Inc.*	24,612	410,774
Viasys Healthcare, Inc.*	19,924	410,434
Vicor Corp.*	26,956	307,568
Vintage Petroleum, Inc.	42,192	507,570
Vital Signs, Inc.	8,204	268,271
Volt Information Sciences, Inc.*	9,376	211,898
W-H Energy Services, Inc.*	17,580	284,796

See accompanying notes to the financial statements.

33

PROFUNDS VP ProFund VP Small-Cap Value	Schedule of Portfolio Investments December 31, 2003

Common Stocks, continued

	Shares	Value

Waste Connections, Inc.*	18,752	$708,263
Watsco, Inc.	16,408	372,954
Watts Industries, Inc.—Class A	21,096	468,331
Waypoint Financial Corp.	22,268	482,993
Wellman, Inc.	21,096	215,390
Wet Seal, Inc.—Class A*	19,924	197,048
Whitney Holding Corp.	25,784	1,056,885
Wolverine Tube, Inc.*	8,204	51,685
Wolverine World Wide, Inc.	25,784	525,478
Woodward Governor Co.	7,032	399,629
Yellow Roadway Corp.*	30,472	1,102,172
Zenith National Insurance Corp.	11,720	381,486

TOTAL COMMON STOCKS (Cost $134,238,608)		146,996,858

U.S. Government Agency Obligations (0.1%)

	Principal Amount
Federal National Mortgage Association, 0.50%, 01/02/04	$199,000	198,997

TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS (Cost $198,997)		198,997

TOTAL INVESTMENT SECURITIES (Cost $134,437,605)—100.0%		147,195,855
Net other assets (liabilities)—NM		(21,823)

NET ASSETS—100.0%		$147,174,032

Futures Contracts Purchased

	Contracts	Unrealized Appreciation (Depreciation)
E-Mini Russell 2000 Futures Contract expiring March 2004 (Underlying face amount at value $111,200)	2	$2,552

ProFund VP Small-Cap Value invested, as a percentage of net assets, in the following industries, as of December 31, 2003:

Aerospace/Defense	2.2%
Agriculture	0.1%
Airlines	0.9%
Apparel	1.6%
Auto Parts & Equipment	0.6%
Banks	5.0%
Biotechnology	0.4%
Building Materials	1.3%
Chemicals	1.9%
Coal	0.7%
Commercial Services	3.8%

Computers	1.3%
Distribution/Wholesale	2.1%
Diversified Financial Services	0.4%
Electric	2.2%
Electrical Components & Equipment	0.7%
Electronics	4.4%
Engineering & Construction	0.8%
Entertainment	0.1%
Environmental Control	0.8%
Food	3.7%
Forest Products & Paper	1.1%
Gas	4.0%
Hand/Machine Tools	0.2%
Healtcare—Products	2.6%
Healtcare—Services	2.4%
Home Builders	1.8%
Home Furnishings	0.7%
Household Products/Wares	0.5%
Housewares	0.2%
Insurance	3.7%
Internet	0.4%
Iron/Steel	1.2%
Leisure Time	0.7%
Lodging	0.8%
Machinery—Construction & Mining	0.1%
Machinery—Diversified	2.5%
Media	0.2%
Medical—Biomedical/Genetic	0.1%
Metal Fabricate/Hardware	3.3%
Mining	0.5%
Miscellaneous Manufacturing	2.5%
Office/Business Equipment	0.4%
Oil & Gas	6.1%
Oil & Gas Services	1.7%
Packaging & Containers	0.2%
Pharmaceuticals	0.8%
Real Estate Investment Trust	3.1%
Retail	8.5%
Savings & Loans	4.4%
Semiconductors	2.4%
Software	2.0%
Storage/Warehousing	0.1%
Telecommunications	2.2%
Textiles	0.4%
Toys/Games/Hobbies	0.4%
Transportation	2.5%
Water	0.2%
Other**	0.1%

*	Non-income producing security
**	Including debt securities, repurchase agreements, options purchased, and net other assets (liabilities).
NM	Not meaningful, amount is less than 0.05%.

See accompanying notes to the financial statements.

34

PROFUNDS VP

ProFund VP Small-Cap Value

Statement of Assets and Liabilities

December 31, 2003
Assets:
Investment securities, at value (cost $134,437,605)	$147,195,855
Cash	1,440
Segregated cash balances with brokers for futures contracts	5,644
Dividends and interest receivable	77,377
Receivable for investments sold	37,058,953
Receivable for capital shares issued	96
Prepaid expenses	85

Total Assets	184,339,450

Liabilities:
Payable for investments purchased	14,033
Payable for capital shares redeemed	36,955,272
Variation margin on futures contracts	1,550
Advisory fees payable	74,247
Management services fees payable	14,849
Administration fees payable	4,145
Administrative services fees payable	45,845
Distribution fees payable	22,927
Other accrued expenses	32,550

Total Liabilities	37,165,418

Net Assets	$147,174,032

Net Assets consist of:
Capital	$139,310,871
Accumulated net realized gains (losses) on investments	(4,897,641)
Net unrealized appreciation (depreciation) on investments	12,760,802

Net Assets	$147,174,032

Shares of Beneficial Interest Outstanding	5,079,840

Net Asset Value (offering and redemption price per share)	$28.97

Statement of Operations

For the year ended December 31, 2003
Investment Income:
Dividends	$441,497
Interest	1,494

Total Investment Income	442,991

Expenses:
Advisory fees	298,812
Management services fees	59,763
Administration fees	18,574
Transfer agency and administrative service fees	224,657
Distribution fees	99,604
Custody fees	72,657
Fund accounting fees	30,661
Other fees	23,490

Total Gross Expenses before reductions	828,218
Less Expenses reduced by the Advisor	(39,757)

Total Net Expenses	788,461

Net Investment Income (Loss)	(345,470)

Realized and Unrealized Gains (Losses) on Investments:
Net realized gains (losses) on investment securities	(41,540)
Net realized gains (losses) on futures contracts	30,335
Change in net unrealized appreciation/depreciation on investments	11,854,371

Net Realized and Unrealized Gains (Losses) on Investments	11,843,166

Change in Net Assets Resulting from Operations	$11,497,696

See accompanying notes to the financial statements.

35

PROFUNDS VP

ProFund VP Small-Cap Value

Statements of Changes in Net Assets

	For the year ended December 31, 2003	For the period May 1, 2002(a) through December 31, 2002
From Investment Activities:
Operations:
Net investment income (loss)	$(345,470)	$(45,693)
Net realized gains (losses) on investments	(11,205)	(4,543,063)
Change in net unrealized appreciation/depreciation on investments	11,854,371	906,431

Change in net assets resulting from operations	11,497,696	(3,682,325)

Capital Transactions:
Proceeds from shares issued	495,634,985	172,701,131
Cost of shares redeemed	(389,124,083)	(139,853,372)

Change in net assets resulting from capital transactions	106,510,902	32,847,759

Change in net assets	118,008,598	29,165,434
Net Assets:
Beginning of period	29,165,434	—

End of period	$147,174,032	$29,165,434

Accumulated net investment income (loss)	$—	$1,728

Share Transactions:
Issued	19,628,028	7,334,952
Redeemed	(15,903,875)	(5,979,265)

Change in shares	3,724,153	1,355,687

(a)	Commencement of operations

See accompanying notes to the financial statements.

36

PROFUNDS VP

ProFund VP Small-Cap Value

Financial Highlights

Selected data for a share of beneficial interest outstanding throughout the periods indicated.

	For the year ended December 31, 2003		For the period May 1, 2002(a) through December 31, 2002
Net Asset Value, Beginning of Period	$21.51		$30.00

Investment Activities:
Net investment income (loss)	(0.22	)(b)	(0.09	)(b)
Net realized and unrealized gains (losses) on investments	7.68		(8.40)

Total income (loss) from investment activities	7.46		(8.49)

Net Asset Value, End of Period	$28.97		$21.51

Total Return	34.68%		(28.30	)%(c)
Ratios to Average Net Assets:
Gross expenses(d)	2.08%		2.45%
Net expenses(d)	1.98%		1.98%
Net investment income (loss)(d)	(0.87)%		(0.61)%
Supplemental Data:
Net assets, end of period (000’s)	$147,174		$29,165
Portfolio turnover rate(e)	906%		1,253	%(c)

(a)	Commencement of operations
(b)	Per share net investment income (loss) has been calculated using the daily average shares method.
(c)	Not annualized for periods less than one year.
(d)	Annualized for periods less than one year.
(e)	Portfolio turnover rate is calculated without regard to instruments (including options, swap agreements and futures contracts) having a maturity of less than one year.

See accompanying notes to the financial statements.

37

ProFund VP Small-Cap Growth

The ProFund VP Small-Cap Growth seeks daily investment results, before fees and expenses, that correspond to the daily performance of the S&P SmallCap 600/Barra Growth Index. For the year ended December 31, 2003, the Fund had a total return of 34.32%1, compared to a return of 36.46%2 for the Index. For the year, the Fund achieved an average daily statistical correlation of over 0.99 to the daily performance of the Index.3

The Fund applies a mathematical approach to investing. In doing so it takes positions in securities and/or financial instruments that, in combination, should have similar daily return characteristics as the Index. The S&P SmallCap 600/Barra Growth Index is a market capitalization weighted index comprised of the stocks in the S&P SmallCap 600 Index that have comparatively high price-to-book ratios as determined before each semiannual rebalance date.

The S&P SmallCap 600/Barra Growth Index (and thus the Fund) benefited from its small cap focus, but was slightly negatively impacted by its growth tilt. The net result was a return that outpaced broader U.S. equity market measures. Growth stocks underperformed value stocks across the capitalization spectrum albeit by a much smaller margin than in 2000-2002 bear market. Smaller cap stocks outperformed large-cap stocks as small-cap issuers were able to take full advantage of decreasing credit spreads and the resulting reduction in their cost of debt. In addition, smaller cap stocks became more volatile than larger caps in the latter half of the year as investors focused more on the economic news and less on geopolitical issues. Of the ten highest weighted constituents of the Index at the beginning of the year, the top performer in terms of stock price return was Harman International (+148.67%) while the worst was Alliant Techsystems (-7.36%).

Value of a $10,000 Investment*

* The line graph represents historical performance of a hypothetical investment of $10,000 in the ProFund VP Small-Cap Growth from May 1, 2002 to December 31, 2003 assuming the reinvestment of distributions.

Average Annual Total Return as of 12/31/031

	1 Year	Since Inception (5/1/02)

ProFund VP Small-Cap Growth	34.32%	2.67%

S&P SmallCap 600/BARRA Growth Index	36.46%	5.46%

1 Past performance does not guarantee future results. Total return calculations assume the reinvestment of distributions and do not reflect the effect of taxes. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and net asset value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. During the period, certain fees were reduced. If such fee reductions had not occurred, the quoted performance would be lower. Performance numbers are net of all Fund expenses but do not include any insurance, sales, or administrative charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower.

2 The S&P SmallCap 600/BARRA Growth Index is a price return index and does not reflect the reinvestment of dividends, the impact of transaction costs, nor the deduction of expenses associated with a mutual fund such as investment management and accounting fees. It is not possible to invest directly in an index. The Fund’s performance does reflect the reinvestment of dividends, the impact of transaction costs and the deduction of fees and expenses.

3 1.00 equals perfect correlation.

The above information is not covered by the Report of Independent Auditors.

38

PROFUNDS VP ProFund VP Small-Cap Growth	Schedule of Portfolio Investments December 31, 2003

Common Stocks (99.9%)

	Shares	Value

4Kids Entertainment, Inc.*	9,048	$235,429
Accredo Health, Inc.*	34,684	1,096,361
Actel Corp.*	18,096	436,114
Acuity Brands, Inc.	30,160	778,128
Administaff, Inc.*	19,604	340,718
Advanced Energy Industries, Inc.*	22,620	589,251
Advanced Medical Optics, Inc.*	21,112	414,851
ADVO, Inc.	21,112	670,517
Aeroflex, Inc.*	46,748	546,484
Alliant Techsystems, Inc.*	27,144	1,567,837
American Healthways, Inc.*	24,128	575,935
American Medical Systems Holdings, Inc.*	24,128	525,990
AMERIGROUP Corp.*	16,588	707,478
AmSurg Corp.*	13,572	514,243
ANSYS, Inc.*	10,556	419,073
Arbitron, Inc.*	21,112	880,793
Arctic Cat, Inc.	15,080	372,476
Argosy Gaming Co.*	21,112	548,701
Artesyn Technologies, Inc.*	27,144	231,267
ArthroCare Corp.*	15,080	369,460
ATMI, Inc.*	22,620	523,427
Avid Technology, Inc.*	21,112	1,013,376
Axcelis Technologies, Inc.*	69,368	708,941
Baldor Electric Co.	22,620	516,867
BARRA, Inc.	13,572	481,670
BEI Technologies, Inc.	10,556	211,120
Biosite Diagnostics, Inc.*	10,556	305,596
Boston Private Financial Holdings, Inc.	16,588	412,046
Brady Corp.—Class A	16,588	675,961
Briggs & Stratton Corp.	15,080	1,016,392
Brooks Automation, Inc.*	30,160	728,967
Brooktrout, Inc.—Class B*	9,048	113,824
C-COR.net Corp.*	25,636	285,329
Cabot Oil & Gas Corp.	22,620	663,897
CACI International, Inc.—Class A*	21,112	1,026,465
CARBO Ceramics, Inc.	10,556	540,995
Carreker Corp.*	16,588	232,398
Catapult Communications Corp.*	9,048	131,196
CEC Entertainment, Inc.*	18,096	857,569
Centene Corp.*	13,572	380,152
Cephalon, Inc.*	39,208	1,898,060
Cerner Corp.*	25,636	970,323
Champion Enterprises, Inc.*	42,224	295,568
Christopher & Banks Corp.	27,144	530,122
Clarcor, Inc.	18,096	798,034
Cleveland-Cliffs, Inc.*	7,540	384,163
Cognex Corp.	31,668	894,304
Coinstar, Inc.*	15,080	272,345
Commonwealth Telephone Enterprises, Inc.*	16,588	626,197
Community First Bankshares, Inc.	27,144	785,547
Concord Communications, Inc.*	12,064	240,918
Cooper Companies, Inc.	22,620	1,066,081
Cost Plus, Inc.*	15,080	618,280
CPI Corp.	6,032	121,907
Cubic Corp.	19,604	450,892
Cuno, Inc.*	12,064	543,242
Cymer, Inc.*	25,636	1,184,126
Delta & Pine Land Co.	27,144	689,458

Common Stocks, continued

	Shares	Value

Dendrite International, Inc.*	28,652	$448,977
Diagnostic Products Corp.	21,112	969,252
Dime Community Bancshares, Inc.	18,096	556,633
Dionex Corp.*	15,080	693,982
East-West Bancorp, Inc.	16,588	890,444
ElkCorp	13,572	362,372
Engineered Support Systems, Inc.	18,096	996,366
Enzo Biochem, Inc.*	21,112	378,116
EPIQ Systems, Inc.*	12,064	206,656
ESS Technology, Inc.*	27,144	461,719
Essex Property Trust, Inc.	16,588	1,065,281
Ethan Allen Interiors, Inc.	27,144	1,136,791
Evergreen Resources, Inc.*	30,160	980,502
FactSet Research Systems, Inc.	24,128	921,931
Fedders Corp.	21,112	152,006
FEI Co.*	24,128	542,880
Filenet Corp.*	27,144	735,060
First BanCorp.	28,652	1,133,187
First Midwest Bancorp, Inc.	33,176	1,075,234
Fleetwood Enterprises, Inc.*	27,144	278,497
FLIR Systems, Inc.*	24,128	880,672
Florida Rock Industries, Inc.	19,604	1,075,279
Forward Air Corp.*	15,080	414,700
Fossil, Inc.*	33,176	929,260
Fred’s, Inc.	27,144	840,921
Frontier Oil Corp.	18,096	311,613
Georgia Gulf Corp.	22,620	653,266
Global Imaging Systems, Inc.*	15,080	478,790
Global Payments, Inc.	27,144	1,279,026
Guitar Center, Inc.*	16,588	540,437
Gymboree Corp.*	21,112	363,760
Harland (John H.) Co.	19,604	535,189
Harman International Industries, Inc.	46,748	3,458,417
Harmonic, Inc.*	49,764	360,789
Heartland Express, Inc.	36,192	875,485
Helix Technology Corp.	18,096	372,416
Hot Topic, Inc.*	34,684	1,021,791
Hudson United Bancorp	31,668	1,170,133
Hydril Co.*	16,588	396,951
Hyperion Solutions Corp.*	28,652	863,571
ICU Medical, Inc.*	9,048	310,165
IDEXX Laboratories, Inc.*	24,128	1,116,644
INAMED Corp.*	24,128	1,159,592
Integra LifeSciences Holdings*	19,604	561,263
Inter-Tel, Inc.	18,096	452,038
Intermagnetics General Corp.*	12,064	267,338
Intrado, Inc.*	12,064	264,805
ITT Educational Services, Inc.*	31,668	1,487,445
J2 Global Communications, Inc.*	16,588	410,885
Jefferies Group, Inc.	39,208	1,294,648
JLG Industries, Inc.	30,160	459,337
K-Swiss, Inc.—Class A	24,128	580,520
Kaydon Corp.	19,604	506,567
Keithley Instruments, Inc.	10,556	193,175
Knight Transportation, Inc.*	27,144	696,244
Kopin Corp.*	49,764	333,916
Kronos, Inc.*	21,112	836,246
Kulicke & Soffa Industries, Inc.*	36,192	520,441
Labor Ready, Inc.*	28,652	375,341
Landstar System, Inc.*	21,112	803,100

See accompanying notes to the financial statements.

39

PROFUNDS VP ProFund VP Small-Cap Growth	Schedule of Portfolio Investments December 31, 2003

Common Stocks, continued

	Shares	Value

Libbey, Inc.	9,048	$257,687
Lindsay Manufacturing Co.	9,048	228,462
Macdermid, Inc.	21,112	722,874
Manhattan Associates, Inc.*	21,112	583,536
ManTech International Corp.—Class A*	22,620	564,369
Maximus, Inc.*	15,080	590,080
Medicis Pharmaceutical Corp.	19,604	1,397,765
MemberWorks, Inc.*	7,540	204,862
Mentor Corp.	33,176	798,215
Mercury Computer Systems, Inc.*	15,080	375,492
Mesa Air Group, Inc.*	22,620	283,202
MGI Pharma, Inc.*	22,620	930,813
Micros Systems, Inc.*	13,572	588,482
Microsemi Corp.*	21,112	518,933
Mid Atlantic Medical Services, Inc.*	33,176	2,149,805
Midas, Inc.*	10,556	150,951
Midway Games, Inc.*	39,208	152,127
Milacron, Inc.	24,128	100,614
Monaco Coach Corp.*	21,112	502,466
NBTY, Inc.*	46,748	1,255,651
NDCHealth Corp.	25,636	656,794
Nelson (Thomas), Inc.	10,556	204,047
Netegrity, Inc.*	24,128	248,760
New Century Financial Corp.	25,636	1,016,980
New England Business Services, Inc.	9,048	266,916
New Jersey Resources Corp.	19,604	754,950
Noven Pharmaceuticals, Inc.*	16,588	252,303
NVR, Inc.*	4,524	2,108,184
Odyssey Healthcare, Inc.*	25,636	750,109
OshKosh B’Gosh, Inc.—Class A	9,048	194,170
Oshkosh Truck Corp.	24,128	1,231,252
Oxford Industries, Inc.	12,064	408,728
P.F. Chang’s China Bistro, Inc.*	18,096	920,724
Pacific Sunwear of California, Inc.*	55,796	1,178,413
Panera Bread Co.*	21,112	834,557
Papa John’s International, Inc.*	12,064	402,696
Patina Oil & Gas Corp.	24,128	1,182,030
Pharmaceutical Product Development, Inc.*	39,208	1,057,440
Photon Dynamics, Inc.*	12,064	485,455
Plains Resources, Inc.*	16,588	266,237
Polaris Industries, Inc.	15,080	1,335,787
PolyMedica Corp.	18,096	476,106
Possis Medical, Inc.*	12,064	238,264
Power Integrations, Inc.*	21,112	706,408
Prima Energy Corp.*	9,048	318,128
Priority Healthcare Corp.—Class B*	30,160	727,158
Progress Software Corp.*	24,128	493,659
QRS Corp.*	10,556	85,715
Quiksilver, Inc.*	39,208	695,158
Radiant Systems, Inc.*	19,604	164,870
Rainbow Technologies, Inc.*	19,604	220,741
RARE Hospitality International, Inc.*	24,128	589,688
Regeneron Pharmaceuticals, Inc.*	39,208	576,749
Regis Corp.	31,668	1,251,520
Renal Care Group, Inc.*	34,684	1,428,981
Republic Bancorp, Inc.	45,240	610,288
ResMed, Inc.*	24,128	1,002,277
Respironics, Inc.*	25,636	1,155,927
Rewards Network, Inc.*	16,588	176,828

Common Stocks, continued

	Shares	Value

Rogers Corp.*	12,064	$532,264
Roper Industries, Inc.	22,620	1,114,261
Rudolph Technologies, Inc.*	12,064	296,051
Ryland Group, Inc.	18,096	1,604,029
SCP Pool Corp.*	25,636	837,784
SERENA Software, Inc.*	28,652	525,764
Shuffle Master, Inc.*	12,064	417,656
Sierra Health Services, Inc.*	19,604	538,130
Simpson Manufacturing Co., Inc.*	18,096	920,363
Sonic Corp.*	27,144	831,149
South Financial Group, Inc.	42,224	1,176,361
Southwest Bancorporation of Texas, Inc.	24,128	937,373
SPSS, Inc.*	12,064	215,704
StarTek, Inc.	10,556	430,579
SurModics, Inc.*	12,064	288,330
Sybron Dental Special, Inc.*	27,144	762,746
Take-Two Interactive Software, Inc.*	31,668	912,355
TALX Corp.	9,048	208,375
TBC Corp.*	15,080	389,215
Techne Corp.*	28,652	1,082,473
Teledyne Technologies, Inc.*	22,620	426,387
Tetra Tech, Inc.*	39,208	974,711
TETRA Technologies, Inc.*	15,080	365,539
The Children’s Place Retail Stores, Inc.*	19,604	524,015
The Men’s Wearhouse, Inc.*	28,652	716,587
The Steak n Shake Co.*	19,604	349,931
Thor Industries, Inc.	19,604	1,102,137
Too, Inc.*	24,128	407,281
Toro Co.	18,096	839,654
Tractor Supply Co.*	27,144	1,055,630
Trimble Navigation, Ltd.*	24,128	898,527
TrustCo Bank Corp. NY	52,780	694,057
UCBH Holdings, Inc.	31,668	1,234,101
Ultratech Stepper, Inc.*	16,588	487,190
United Bankshares, Inc.	31,668	988,042
United Natural Foods, Inc.*	13,572	487,371
United Surgical Partners International, Inc.*	19,604	656,342
Urban Outfitters, Inc.*	28,652	1,061,557
Varian Semiconductor Equipment Associates, Inc.*	25,636	1,120,036
Veeco Instruments, Inc.*	21,112	595,358
ViaSat, Inc.*	18,096	346,357
Wabash National Corp.*	18,096	530,213
Watson Wyatt & Company Holdings*	24,128	582,691
WD-40 Co.	12,064	426,583
WebEx Communications, Inc.*	30,160	606,215
Websense, Inc.*	16,588	485,033
Wilson Greatbatch Technologies, Inc.*	15,080	637,432
Winnebago Industries, Inc.	12,064	829,400
Wintrust Financial Corp.	13,572	612,097
WMS Industries, Inc.*	21,112	553,134
X-Rite, Inc.	15,080	170,706
Zale Corp.*	18,096	962,707

TOTAL COMMON STOCKS (Cost $140,679,514)		153,234,289

See accompanying notes to the financial statements.

40

PROFUNDS VP ProFund VP Small-Cap Growth	Schedule of Portfolio Investments December 31, 2003

U.S. Government Agency Obligations (0.2%)

	Principal Amount	Value
Federal National Mortgage Association, 0.50%, 01/02/04	$303,000	$303,000

TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS (Cost $303,000)		303,000

Right (NM)

	Shares
Fedders Corp. Rights	21,350	1,281

TOTAL RIGHT (Cost $0)		1,281

TOTAL INVESTMENT SECURITIES—100.1% (Cost $140,982,514)		153,538,570
Net other assets (liabilities)—(0.1)%		(137,121)

NET ASSETS—100.0%		$153,401,449

Futures Contracts Purchased

	Contracts	Unrealized Appreciation (Depreciation)
E-Mini Russell 2000 Futures Contract expiring March 2004 (Underlying face amount at value $111,200)	2	$2,552

ProFund VP Small-Cap Growth invested, as a percentage of net assets, in the following industries, as of December 31, 2003:

Advertising	0.4%
Aerospace/Defense	1.9%
Agriculture	0.4%
Airlines	0.2%
Apparel	1.5%
Auto Manufactures	1.1%
Banks	7.7%
Biotechnology	1.0%
Building Materials	1.5%
Chemicals	0.9%
Commercial Services	4.3%
Computers	3.5%
Distribution/Wholesale	0.5%
Diversified Financial Services	1.5%
Electrical Components & Equipment	1.1%
Electrical Components—Miscellaneous	0.3%
Electronics	4.2%
Entertainment	0.6%
Environmental Control	0.6%
Food	0.3%
Gas	0.5%
Hand/Machine Tools	0.4%
Healthcare—Products	7.6%
Healthcare—Services	5.4%
Home Builders	3.7%
Home Furnishings	3.1%
Household Products/Wares	1.4%
Housewares	0.7%
Internet	1.2%
Iron/Steel	0.3%
Leisure Time	2.2%

Machinery & Equipment	0.1%
Machinery—Construction & Mining	0.3%
Machinery—Diversified	1.2%
Media	0.3%
Metal Fabricate/Hardware	0.3%
Miscellaneous Manufacturing	2.1%
Oil & Gas	2.3%
Oil & Gas Services	1.2%
Pharmaceuticals	4.9%
Pipelines	0.2%
Real Estate Investment Trust	0.7%
Retail	10.5%
Savings & Loans	0.4%
Semiconductors	5.1%
Software	6.9%
Telecom Services	0.2%
Telecommunications	1.4%
Transportation	1.8%
Other**	0.1%

*	Non-income producing security
**	Including debt securities, repurchase agreements, options purchased, and net other assets (liabilities).
NM	Not meaningful, amount is less than 0.05%.

See accompanying notes to the financial statements.

41

PROFUNDS VP

ProFund VP Small-Cap Growth

Statement of Assets and Liabilities

December 31, 2003
Assets:
Investment securities, at value (cost $140,982,514)	$153,538,570
Segregated cash balances with brokers for futures contracts	5,644
Dividends and interest receivable	72,059
Receivable for investments sold	27,135,158
Prepaid expenses	307

Total Assets	180,751,738

Liabilities:
Cash overdraft	1,074
Payable for investments purchased	313,860
Payable for capital shares redeemed	26,836,368
Variation margin on futures contracts	1,550
Advisory fees payable	74,816
Management services fees payable	14,963
Administration fees payable	4,016
Administrative services fees payable	44,462
Distribution fees payable	22,234
Other accrued expenses	36,946

Total Liabilities	27,350,289

Net Assets	$153,401,449

Net Assets consist of:
Capital	$141,204,368
Accumulated net realized gains (losses) on investments	(361,527)
Net unrealized appreciation (depreciation) on investments	12,558,608

Net Assets	$153,401,449

Shares of Beneficial Interest Outstanding	4,893,732

Net Asset Value (offering and redemption price per share)	$31.35

Statement of Operations

For the year ended December 31, 2003
Investment Income:
Dividends	$365,303
Interest	2,303

Total Investment Income	367,606

Expenses:
Advisory fees	443,105
Management services fees	88,621
Administration fees	27,803
Transfer agency and administrative service fees	335,461
Distribution fees	147,702
Custody fees	59,314
Fund accounting fees	45,283
Other fees	33,808

Total Gross Expenses before reductions	1,181,097
Less Expenses reduced by the Advisor	(11,832)

Total Net Expenses	1,169,265

Net Investment Income (Loss)	(801,659)

Realized and Unrealized Gains (Losses) on Investments:
Net realized gains (losses) on investment securities	6,681,748
Net realized gains (losses) on futures contracts	30,335
Change in net unrealized appreciation/depreciation on investments	11,132,320

Net Realized and Unrealized Gains (Losses) on Investments	17,844,403

Change in Net Assets Resulting from Operations	$17,042,744

See accompanying notes to the financial statements.

42

PROFUNDS VP

ProFund VP Small-Cap Growth

Statements of Changes in Net Assets

	For the year ended December 31, 2003	For the period May 1, 2002(a) through December 31, 2002
From Investment Activities:
Operations:
Net investment income (loss)	$(801,659)	$(130,701)
Net realized gains (losses) on investments	6,712,083	(6,271,951)
Change in net unrealized appreciation/depreciation on investments	11,132,320	1,426,288

Change in net assets resulting from operations	17,042,744	(4,976,364)

Capital Transactions:
Proceeds from shares issued	584,624,502	201,302,155
Cost of shares redeemed	(472,233,428)	(172,358,160)

Change in net assets resulting from capital transactions	112,391,074	28,943,995

Change in net assets	129,433,818	23,967,631

Net Assets:
Beginning of period	23,967,631	—

End of period	$153,401,449	$23,967,631

Share Transactions:
Issued	21,205,364	8,478,539
Redeemed	(17,338,537)	(7,451,634)

Change in shares	3,866,827	1,026,905

(a)	Commencement of operations

See accompanying notes to the financial statements.

43

PROFUNDS VP

ProFund VP Small-Cap Growth

Financial Highlights

Selected data for a share of beneficial interest outstanding throughout the periods indicated.

	For the year ended December 31, 2003		For the period May 1, 2002(a) through December 31, 2002
Net Asset Value, Beginning of Period	$23.34		$30.00

Investment Activities:
Net investment income (loss)	(0.37	)(b)	(0.21	)(b)
Net realized and unrealized gains (losses) on investments	8.38		(6.45)

Total income (loss) from investment activities	8.01		(6.66)

Net Asset Value, End of Period	$31.35		$23.34

Total Return	34.32%		(22.20	)%(c)
Ratios to Average Net Assets:
Gross expenses(d)	2.00%		2.20%
Net expenses(d)	1.98%		1.98%
Net investment income (loss)(d)	(1.36)%		(1.34)%
Supplemental Data:
Net assets, end of period (000’s)	$153,401		$23,968
Portfolio turnover rate(e)	785%		1,260	%(c)

(a)	Commencement of operations
(b)	Per share net investment income (loss) has been calculated using the daily average shares method.
(c)	Not annualized for periods less than one year.
(d)	Annualized for periods less than one year.
(e)	Portfolio turnover rate is calculated without regard to instruments (including options, swap agreements and futures contracts) having a maturity of less than one year.

See accompanying notes to the financial statements.

44

ProFund VP Asia 30

The ProFund VP Asia 30 seeks daily investment results, before fees and expenses, that correspond to the daily performance of the ProFunds Asia 30 Index. For the year ended December 31, 2003, the Fund had a total return of 64.92%1, compared to a return of 65.94%2 for the Index. For the year, the Fund achieved an average daily statistical correlation of over 0.99 to the daily performance of the Index.3

The Fund applies a mathematical approach to investing. In doing so it takes positions in securities and/or financial instruments that, in combination, should have similar daily return characteristics as the Index. The ProFunds Asia 30 Index, created by ProFund Advisors, is composed of 30 companies whose principal offices are located in the Asia/Pacific region, excluding Japan, and whose securities are traded on U.S. exchanges or on the NASDAQ as depositary receipts or ordinary shares. The component companies in the ProFunds Asia 30 Index are determined annually based upon their U.S. dollar-traded volume. Their relative weights are determined based on a modified market capitalization method.

The ProFunds Asia 30 Index was very stable over the first four months of the year, before accelerating upward strongly and consistently over the last eight months of the year. The index performance was driven significantly from China’s powerful economic expansion, as the country reported GDP growth of 9.1% in 2003. Also, stock prices of Asian exporters, highly sensitive to the U.S. economy, rose as U.S. economic reports continued to brighten throughout the year. Of the ten highest weighted constituents of the Index at the beginning of the year, the top performer in terms of stock price return was PetroChina (+182.26%) while the worst was SK Telecom (-12.05%).

Value of a $10,000 Investment*

* The line graph represents historical performance of a hypothetical investment of $10,000 in the ProFund VP Asia 30 from May 1, 2002 to December 31, 2003 assuming the reinvestment of distributions.

Average Annual Total Return as of 12/31/031

	1 Year	Since Inception (5/1/02)

ProFund VP Asia 30	64.92%	16.62%

ProFunds Asia 30 Index	65.94%	19.10%

MSCI AC Asia Pacific Free Excluding Japan Index	43.68%	12.29%

1 Past performance does not guarantee future results. Total return calculations assume the reinvestment of distributions and do not reflect the effect of taxes. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and net asset value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. During the period, certain fees were reduced. If such fee reductions had not occurred, the quoted performance would be lower. Performance numbers are net of all Fund expenses but do not include any insurance, sales, or administrative charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower.

2 The ProFunds Asia 30 Index is a price return index and does not reflect the reinvestment of dividends, the impact of transaction costs, nor the deduction of expenses associated with a mutual fund such as investment management and accounting fees. It is not possible to invest directly in an index. The Fund’s performance does reflect the reinvestment of dividends, the impact of transaction costs and the deduction of fees and expenses.

3 1.00 equals perfect correlation.

4 The MSCI AC Asia Pacific Free Excluding Japan Index is a capitalization weighted index generally representative of the performance of the Asia Pacific region excluding the country of Japan.

The above information is not covered by the Report of Independent Auditors.

45

PROFUNDS VP ProFund VP Asia 30	Schedule of Portfolio Investments December 31, 2003

Common Stocks (100.1%)

	Shares	Value
AsiaInfo Holdings, Inc.*	113,652	$759,195
BHP Billiton, Ltd.ADR	106,641	1,947,265
Chartered Semiconductor Manufacturing, Ltd.ADR*	138,744	1,397,152
China Mobile (Hong Kong), Ltd.ADR	243,909	3,787,906
Chinadotcom Corp.—Class A*	108,855	878,460
CNOOC, Ltd.ADR	38,745	1,546,700
Dr. Reddy’s Laboratories, Ltd.ADR	30,258	957,666
Flextronics International, Ltd.*	83,394	1,237,567
Huaneng Power International, Inc.ADR	25,830	1,792,860
Infosys Technologies, Ltd.ADR	18,450	1,765,665
Kookmin BankADR	33,210	1,256,666
Korea Electric Power (KEPCO) Corp.ADR	114,759	1,192,346
KT Corp.ADR	52,767	1,006,267
Nam Tai Electronics, Inc.	58,500	1,642,680
National Australia Bank, Ltd.ADR	15,498	1,736,551
Netease.com, Inc.ADR*	24,354	898,663
PetroChina Company, Ltd.ADR	105,903	6,041,767
POSCOADR	41,328	1,403,912
PT Telekomunikasi IndonesiaADR	77,859	1,278,445
Rediff.com India Ltd.ADR*	116,973	621,127
Satyam Computer Services, Ltd.ADR	71,955	2,110,440
SINA Corp.*	52,767	1,780,886
SK Telecom Co., Ltd.ADR	69,741	1,300,670
Sohu.com, Inc.*	33,948	1,018,779
Taiwan Semiconductor Manufacturing Co., Ltd.ADR*	257,563	2,637,445
Telecom Corporation of New Zealand, Ltd.ADR	28,044	792,243
The News Corporation, Ltd.ADR	59,040	2,131,344
Tommy Hilfiger Corp.*	67,527	1,000,075
United Microelectronics Corp.ADR*	314,020	1,554,399
Wipro, Ltd.ADR	35,055	1,689,651

TOTAL COMMON STOCKS (Cost $37,882,438)		49,164,792

TOTAL INVESTMENT SECURITIES (Cost $37,882,438)—100.1%		49,164,792
Net other assets (liabilities)—(0.1)%		(26,548)

NET ASSETS—100.0%		$49,138,244

ProFund VP Asia 30 invested, as a percentage of net assets, in the following industries, as of December 31, 2003:

Apparel	2.0%
Banks	6.1%
Electric	6.1%
Electronics	5.9%
Internet	12.1%
Iron/Steel	2.9%
Media	4.3%
Mining	4.0%
Oil & Gas	15.4%
Pharmaceuticals	1.9%
Semiconductors	11.4%
Software	11.3%
Telecommunications	16.7%
Other**	(0.1)%

ProFund VP Asia 30 invested, as a percentage of net assets, in the following countries, as of December 31, 2003:

Australia	11.8%
China	25.2%
Hong Kong	18.0%
India	14.5%
Indonesia	2.6%
Korea	12.5%
New Zealand	1.6%
Singapore	5.4%
Taiwan	8.5%
United States**	(0.1)%

*	Non-income producing security
**	Including debt securities, repurchase agreements, options purchased, and net other assets (liabilities).
ADR	American Depositary Receipt

See accompanying notes to the financial statements.

46

PROFUNDS VP

ProFund VP Asia 30

Statement of Assets and Liabilities

December 31, 2003
Assets:
Investment securities, at value (cost $37,882,438)	$49,164,792
Dividends receivable	120,667
Receivable for investments sold	2,396,340
Prepaid expenses	72

Total Assets	51,681,871

Liabilities:
Cash overdraft	86,192
Payable for capital shares redeemed	2,379,505
Advisory fees payable	28,846
Management services fees payable	5,769
Administration fees payable	1,742
Administrative services fees payable	19,240
Distribution fees payable	9,626
Other accrued expenses	12,707

Total Liabilities	2,543,627

Net Assets	$49,138,244

Net Assets consist of:
Capital	$43,004,907
Accumulated net investment income (loss)	115,110
Accumulated net realized gains (losses) on investments	(5,264,127)
Net unrealized appreciation (depreciation) on investments	11,282,354

Net Assets	$49,138,244

Shares of Beneficial Interest Outstanding	1,267,730

Net Asset Value (offering and redemption price per share)	$38.76

Statement of Operations

For the year ended December 31, 2003
Investment Income:
Dividends	$523,924
Interest	470

Total Investment Income	524,394

Expenses:
Advisory fees	158,792
Management services fees	31,759
Administration fees	9,891
Transfer agency and administrative service fees	120,011
Distribution fees	52,931
Custody fees	11,463
Fund accounting fees	14,928
Other fees	9,719

Total Gross Expenses before reductions	409,494
Less Expenses reduced by the Advisor	(210)

Total Net Expenses	409,284

Net Investment Income (Loss)	115,110

Realized and Unrealized Gains (Losses) on Investments:
Net realized gains (losses) on investment securities	(2,786,607)
Net realized gains (losses) on futures contracts	21,472
Change in net unrealized appreciation/depreciation on investments	11,050,756

Net Realized and Unrealized Gains (Losses) on Investments	8,285,621

Change in Net Assets Resulting from Operations	$8,400,731

See accompanying notes to the financial statements.

47

PROFUNDS VP

ProFund VP Asia 30

Statements of Changes in Net Assets

	For the year ended December 31, 2003	For the period May 1, 2002(a) through December 31, 2002
From Investment Activities:
Operations:
Net investment income (loss)	$115,110	$14,812
Net realized gains (losses) on investments	(2,765,135)	(2,498,992)
Change in net unrealized appreciation/depreciation on investments	11,050,756	231,598

Change in net assets resulting from operations	8,400,731	(2,252,582)

Distributions to Shareholders From:
Net investment income	(17,570)	—

Change in net assets resulting from distributions	(17,570)	—

Capital Transactions:
Proceeds from shares issued	207,600,563	99,316,219
Dividends reinvested	17,570	—
Cost of shares redeemed	(185,439,244)	(78,487,443)

Change in net assets resulting from capital transactions	22,178,889	20,828,776

Change in net assets	30,562,050	18,576,194
Net Assets:
Beginning of period	18,576,194	—

End of period	$49,138,244	$18,576,194

Accumulated net investment income (loss)	$115,110	$17,570

Share Transactions:
Issued	6,893,249	4,097,524
Reinvested	472	—
Redeemed	(6,416,222)	(3,307,293)

Change in shares	477,499	790,231

(a)	Commencement of operations

See accompanying notes to the financial statements.

48

PROFUNDS VP

ProFund VP Asia 30

Financial Highlights

Selected data for a share of beneficial interest outstanding throughout the periods indicated.

	For the year ended December 31, 2003	For the period May 1, 2002(a) through December 31, 2002
Net Asset Value, Beginning of Period	$23.51	$30.00

Investment Activities:
Net investment income (loss)	0.17 (b)	0.06	(b)
Net realized and unrealized gains (losses) on investments	15.09	(6.55)

Total income (loss) from investment activities	15.26	(6.49)

Distributions to Shareholders From:
Net investment income	(0.01)	—

Net Asset Value, End of Period	$38.76	$23.51

Total Return	64.92%	(21.63	)%(c)
Ratios to Average Net Assets:
Gross expenses(d)	1.93%	2.03%
Net expenses(d)	1.93%	1.98%
Net investment income (loss)(d)	0.54%	0.35%
Supplemental Data:
Net assets, end of period (000’s)	$49,138	$18,576
Portfolio turnover rate(e)	831%	1,321	%(c)

(a)	Commencement of operations
(b)	Per share net investment income (loss) has been calculated using the daily average shares method.
(c)	Not annualized for periods less than one year.
(d)	Annualized for periods less than one year.
(e)	Portfolio turnover rate is calculated without regard to instruments (including options, swap agreements and futures contracts) having a maturity of less than one year.

See accompanying notes to the financial statements.

49

ProFund VP Europe 30

The ProFund VP Europe 30 seeks daily investment results, before fees and expenses, that correspond to the daily performance of the ProFunds Europe 30 Index. For the year ended December 31, 2003, the Fund had a total return of 38.73%1, compared to a return of 38.44%2 for the Index. For the year, the Fund achieved an average daily statistical correlation of over 0.99 to the daily performance of the Index.3

The Fund applies a mathematical approach to investing. In doing so it takes positions in securities and/or financial instruments that, in combination, should have similar daily return characteristics as the Index. The ProFunds Europe 30 Index, created by ProFund Advisors, is composed of 30 companies whose principal offices are located in Europe and whose securities are traded on U.S. exchanges or on the NASDAQ as depositary receipts or ordinary shares. The component companies in the ProFunds Europe 30 Index are determined annually based upon their U.S. dollar-traded volume. Their relative weights are determined based on a modified market capitalization method.

European equities started the year poorly as the threat of the U.S. led war with Iraq hung over the continent. By mid-March the ProFunds Europe 30 Index had dropped by slightly more than 13%. Beginning with the start of the war, and the subsequent fall of Saddam Hussein’s regime, European stocks rallied strongly for the remainder of the year, with only a few minor setbacks. U.S. traded shares of European companies benefited from the depreciation of the dollar. For 2003, the dollar declined against the Euro and the British Pound by 17% and 10%, respectively. Of the ten highest weighted constituents of the Index at the beginning of the year, the top performer in terms of stock price return was HSBC Holdings PLC (+43.36%) while the worst was Nokia Corp (+9.68%).

Value of a $10,000 Investment*

* The line graph represents historical performance of a hypothetical investment of $10,000 in the ProFund VP Europe 30 from October 18, 1999 to December 31, 2003 assuming the reinvestment of distributions.

Average Annual Total Return as of 12/31/031

	1 Year	3 Year	Since Inception (10/18/99)

ProFund VP Europe 30	38.73%	(7.90)%	(4.16)%

ProFunds Europe 30 Index	38.44%	(7.71)%	(4.46)%

Dow Jones STOXX 50 Index	32.51%	(7.92)%	(3.41)%

1 Past performance does not guarantee future results. Total return calculations assume the reinvestment of distributions and do not reflect the effect of taxes. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and net asset value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. During the period, certain fees were reduced. If such fee reductions had not occurred, the quoted performance would be lower. Performance numbers are net of all Fund expenses but do not include any insurance, sales, or administrative charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower.

2 The ProFunds Europe 30 Index is a price return index and does not reflect the reinvestment of dividends, the impact of transaction costs, nor the deduction of expenses associated with a mutual fund such as investment management and accounting fees. It is not possible to invest directly in an index. The Fund’s performance does reflect the reinvestment of dividends, the impact of transaction costs and the deduction of fees and expenses.

3 1.00 equals perfect correlation.

4 The Dow Jones STOXX 50 Index is a capitalization-weighted index of 50 European blue-chip stocks.

The above information is not covered by the Report of Independent Auditors.

50

PROFUNDS VP ProFund VP Europe 30	Schedule of Portfolio Investments December 31, 2003

Common Stocks (98.8%)

	Shares	Value
Alcatel SAADR*	263,978	$3,392,117
Alcon, Inc.	52,052	3,151,228
ASM Lithography Holding N.V.*	221,221	4,435,481
AstraZeneca PLCADR	109,681	5,306,367
Aventis SAADR	65,065	4,311,207
BP Amoco PLCADR	189,618	9,357,648
Business Objects S.A.ADR*	83,655	2,900,319
DaimlerChrysler AG	92,950	4,296,149
Diageo PLCADR	68,783	3,635,869
Elan Corp., PLC*	477,763	3,291,787
Ericsson (LM) Telephone Co.ADR*	254,683	4,507,889
GlaxoSmithKline PLCADR	159,874	7,453,325
Gucci Group	22,308	1,908,449
HSBC Holdings PLCADR	78,078	6,154,108
Koninklijke (Royal) Philips Electronics NVADR	143,143	4,164,030
Nokia OYJADR	286,286	4,866,862
Novartis AGADR	137,566	6,312,904
Royal Dutch Petroleum Co.ADR	122,694	6,427,939
Ryanair Holdings PLCADR*	50,193	2,541,774
SAP AGADR	115,258	4,790,122
Shell Transport & Trading Co.ADR	111,540	5,022,646
Shire Pharmaceuticals Group PLC*	87,373	2,538,186
Siemens AGADR	68,783	5,498,513
STMicroelectronics NVADR	122,694	3,313,965
Total Fina SAADR	79,937	7,394,972
UBS AG	81,796	5,561,310
Unilever NVADR	48,334	3,136,877
Vivendi Universal SAADR*	146,861	3,565,785
Vodafone Group PLCADR	353,210	8,844,379
Willis Group Holdings, Ltd.	63,206	2,153,428

TOTAL COMMON STOCKS (Cost $112,253,443)		140,235,635

U.S. Government Agency Obligations (1.6%)

	Principal Amount
Federal National Mortgage Association, 0.50%, 01/02/04	$2,313,000	2,312,968

TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS (Cost $2,312,968)		2,312,968

TOTAL INVESTMENT SECURITIES (Cost $114,566,411)—100.4%		142,548,603
Net other assets (liabilities)—(0.4)%		(529,953)

NET ASSETS—100.0%		$142,018,650

Futures Contracts Purchased

	Contracts	Unrealized Appreciation (Depreciation)
S&P 500 Futures Contract expiring March 2004 (Underlying face amount at value $2,215,000)	8	$43,214

ProFund VP Europe 30 invested, as a percentage of net assets, in the following industries, as of December 31, 2003:

Airlines	1.8%
Apparel	1.3%
Auto Manufacturers	3.0%
Banks	8.2%
Beverages	2.6%
Electronics	2.9%
Food	2.2%
Healthcare	2.3%
Healthcare—Products	2.2%
Insurance	1.5%
Media	2.5%
Miscellaneous Manufacturing	3.9%
Oil & Gas	20.0%
Pharmaceuticals	18.3%
Semiconductors	5.5%
Software	5.4%
Telecommunications	15.2%
Other**	1.2%

ProFund VP Europe 30 invested, as a percentage of net assets, in the following countries, as of December 31, 2003:

Finland	3.4%
France	15.3%
Germany	10.3%
Ireland	4.1%
Netherlands	14.1%
Sweden	3.2%
Switzerland	12.9%
United Kingdom	35.5%
United States**	1.2%

*	Non-income producing security
**	Including debt securities, repurchase agreements, options purchased, and net other assets (liabilities).
ADR	American Depositary Receipt

See accompanying notes to the financial statements.

51

PROFUNDS VP

ProFund VP Europe 30

Statement of Assets and Liabilities

December 31, 2003
Assets:
Investment securities, at value (cost $114,566,411)	$142,548,603
Segregated cash balances with brokers for futures contracts	165,800
Dividends and interest receivable	119,362
Receivable for capital shares issued	332
Prepaid expenses	298

Total Assets	142,834,395

Liabilities:
Cash overdraft	4,836
Payable for capital shares redeemed	579,830
Variation margin on futures contracts	1,000
Advisory fees payable	78,472
Management services fees payable	15,695
Administration fees payable	4,740
Administrative services fees payable	54,685
Distribution fees payable	34,791
Other accrued expenses	41,696

Total Liabilities	815,745

Net Assets	$142,018,650

Net Assets consist of:
Capital	$153,392,804
Accumulated net investment income (loss)	169,354
Accumulated net realized gains (losses) on investments	(39,568,914)
Net unrealized appreciation (depreciation) on investments	28,025,406

Net Assets	$142,018,650

Shares of Beneficial Interest Outstanding	5,688,903

Net Asset Value (offering and redemption price per share)	$24.96

Statement of Operations

For the year ended December 31, 2003
Investment Income:
Dividends	$1,444,962
Interest	33,518

Total Investment Income	1,478,480

Expenses:
Advisory fees	514,551
Management services fees	102,911
Administration fees	32,396
Transfer agency and administrative service fees	351,842
Distribution fees	171,517
Custody fees	35,587
Fund accounting fees	52,753
Other fees	48,467

Total Gross Expenses before reductions	1,310,024
Less Expenses reduced by the Advisor	(898)

Total Net Expenses	1,309,126

Net Investment Income (Loss)	169,354

Realized and Unrealized Gains (Losses) on Investments:
Net realized gains (losses) on investment securities	(879,305)
Net realized gains (losses) on futures contracts	840,669
Change in net unrealized appreciation/depreciation on investments	25,492,572

Net Realized and Unrealized Gains (Losses) on Investments	25,453,936

Change in Net Assets Resulting from Operations	$25,623,290

See accompanying notes to the financial statements.

52

PROFUNDS VP

ProFund VP Europe 30

Statements of Changes in Net Assets

	For the year ended December 31, 2003	For the year ended December 31, 2002
From Investment Activities:
Operations:
Net investment income (loss)	$169,354	$130,122
Net realized gains (losses) on investments	(38,636)	(11,575,321)
Change in net unrealized appreciation/depreciation on investments	25,492,572	(1,797,172)

Change in net assets resulting from operations	25,623,290	(13,242,371)

Distributions to Shareholders From:
Net investment income	(130,122)	—

Change in net assets resulting from distributions	(130,122)	—

Capital Transactions:
Proceeds from shares issued	392,950,300	524,228,975
Dividends reinvested	130,122	—
Cost of shares redeemed	(309,673,943)	(530,120,763)

Change in net assets resulting from capital transactions	83,406,479	(5,891,788)

Change in net assets	108,899,647	(19,134,159)
Net Assets:
Beginning of period	33,119,003	52,253,162

End of period	$142,018,650	$33,119,003

Accumulated net investment income (loss)	$169,354	$130,122

Share Transactions:
Issued	19,540,491	25,708,782
Reinvested	5,335	—
Redeemed	(15,695,886)	(26,023,929)

Change in shares	3,849,940	(315,147)

See accompanying notes to the financial statements.

53

PROFUNDS VP

ProFund VP Europe 30

Financial Highlights

Selected data for a share of beneficial interest outstanding throughout the periods indicated.

	For the year ended December 31, 2003	For the year ended December 31, 2002	For the year ended December 31, 2001		For the year ended December 31, 2000	For the period October 18, 1999(a) through December 31, 1999
Net Asset Value, Beginning of Period	$18.01	$24.26	$31.98		$36.82	$30.00

Investment Activities:
Net investment income (loss)	0.05 (b)	0.07 (b)	(0.04	)(b)	0.09 (b)	(0.04)
Net realized and unrealized gains (losses) on investments	6.92	(6.32)	(7.68)		(4.79)	6.86

Total income (loss) from investment activities	6.97	(6.25)	(7.72)		(4.70)	6.82

Distributions to Shareholders From:
Net investment income	(0.02)	—	—		—	—
Net realized gains on investments	—	—	—		(0.14)	—

Total distributions	(0.02)	—	—		(0.14)	—

Net Asset Value, End of Period	$24.96	$18.01	$24.26		$31.98	$36.82

Total Return	38.73%	(25.76)%	(24.14)%		(12.75)%	22.73	%(c)
Ratios to Average Net Assets:
Gross expenses(d)	1.91%	2.03%	1.89%		1.65%	2.39%
Net expenses(d)	1.91%	1.98%	1.89%		1.65%	1.78%
Net investment income (loss)(d)	0.25%	0.33%	(0.14)%		0.26%	(1.00)%
Supplemental Data:
Net assets, end of period (000’s)	$142,019	$33,119	$52,253		$25,004	$3,262
Portfolio turnover rate(e)	376%	1,280%	1,002%		1,434%	100	%(c)

(a)	Commencement of operations
(b)	Per share net investment income (loss) has been calculated using the daily average shares method.
(c)	Not annualized for periods less than one year.
(d)	Annualized for periods less than one year.
(e)	Portfolio turnover rate is calculated without regard to instruments (including options, swap agreements and futures contracts) having a maturity of less than one year.

See accompanying notes to the financial statements.

54

ProFund VP Japan

The ProFund VP Japan seeks daily investment results, before fees and expenses, that correspond to the daily performance of the Nikkei 225 Stock Average. Since the Japanese markets are not open when this ProFund VP values its shares, it determines its success in meeting this investment objective by comparing its daily return on a given day with the market price performance of related futures contracts traded in the United States. For the year ended December 31, 2003, the Fund had a total return of 26.78%1, compared to a return of 37.73%2 for the Index measured in USD3. The Nikkei futures contracts held in the fund are not sensitive to the dollar/yen exchange rate, which may cause the fund to over or underperform versus the performance of the Nikkei 225 Stock Average measured in USD depending upon whether the dollar rises or falls in value versus the yen. In 2003, the Fund underperformed the Index in U.S. Dollar terms in part, because of a fall in the value of the dollar versus the yen.3 For the year, the Fund achieved an average daily statistical correlation of over 0.99 to the daily performance of the U.S. traded futures contract.

The Fund applies a mathematical approach to investing. In doing so it takes positions in securities and/or financial instruments that, in combination, should have similar daily return characteristics as the Index. The Nikkei 225 Stock Average is a modified price-weighted index of 225 large, actively traded Japanese stocks traded on the Tokyo Stock Exchange. The Index is computed and distributed by the Nihon Keizai Shimbun.

Japanese equities exhibited a similar performance to U.S. equities as the Nikkei 225 was down significantly before rebounding sharply from an April low. The beginning of year decline was exacerbated as SARS threatened to have a significant economic impact in Asia, before fears of an expanding epidemic began to abate. The Index was aided by rising optimism that the country was making progress in implementing necessary reforms to its Financial and Banking sectors. It also benefited from a relatively high weighting in the more sensitive Consumer Cyclical sector and a relatively low weighting in the less sensitive Consumer Non-Cyclical sector. While the Index historically has been positively correlated with the U.S. market, this correlation strengthened over the latter half of the year, as strong U.S. economic news bode well for Japanese exporters whose performance is highly sensitive to the U.S. economy.

Value of a $10,000 Investment*

* The line graph represents historical performance of a hypothetical investment of $10,000 in the ProFund VP Japan from May 1, 2002 to December 31, 2003 assuming the reinvestment of distributions. The Nikkei 225 Stock Average returns are calculated and shown in U.S. dollar terms. The return of the Nikkei 225 Stock Average for 2003 in Japanese Yen terms was 24.45%.

Average Annual Total Return as of 12/31/031

	1 Year	Since Inception (5/1/02)

ProFund VP Japan	26.78%	(4.38)%

Nikkei 225 Stock Average	37.73%	5.87%

1 Past performance does not guarantee future results. Total return calculations assume the reinvestment of distributions and do not reflect the effect of taxes. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and net asset value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. During the period, certain fees were reduced. If such fee reductions had not occurred, the quoted performance would be lower. Performance numbers are net of all Fund expenses but do not include any insurance, sales, or administrative charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower.

2 The Nikkei 225 Stock Average is a price return index and does not reflect the reinvestment of dividends, the impact of transaction costs, nor the deduction of expenses associated with a mutual fund such as investment management and accounting fees. It is not possible to invest directly in an index. The Fund’s performance does reflect the reinvestment of dividends, the impact of transaction costs and the deduction of fees and expenses.

3 The return of the Nikkei 225 Stock Average for 2003 in Japanese Yen terms was 24.45%.

4 1.00 equals perfect correlation.

The above information is not covered by the Report of Independent Auditors.

55

PROFUNDS VP ProFund VP Japan	Schedule of Portfolio Investments December 31, 2003

U.S. Government Agency Obligations (36.3%)

	Principal Amount	Value
Federal Home Loan Bank, 0.50%, 01/02/04	$4,577,000	$4,576,937
Federal National Mortgage Association, 0.50%, 01/02/04	4,577,000	4,576,936

TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS (Cost $9,153,873)		9,153,873

U.S. Treasury Obligations (18.2%)
U.S. Treasury Bills, 0.50%, 01/02/04	4,577,000	4,576,936

TOTAL U.S. TREASURY OBLIGATIONS (Cost $4,576,936)		4,576,936

Repurchase Agreements (36.3%)
State Street Bank, 0.70%, 01/02/04, dated 12/31/03, with maturity value of $4,576,178 (Fully collateralized by a Federal Home Loan Mortgage Security)	4,576,000	4,576,000
UBS Bank, 0.70%, 01/02/04, dated 12/31/03, with maturity value of $4,577,178 (Fully collateralized by a Federal National Mortgage Association Security)	4,577,000	4,577,000

TOTAL REPURCHASE AGREEMENTS (Cost $9,153,000)		9,153,000

Options Purchased (2.4%)

	Contracts	Value
Nikkei 225 Futures Option expiring January 2004 @ $4,750	20	$600,000

TOTAL OPTIONS PURCHASED (Cost $535,091)		600,000

TOTAL INVESTMENT SECURITIES (Cost $23,418,900)—93.2%		23,483,809
Net other assets (liabilities)—6.8%		1,704,505

NET ASSETS—100.0%		$25,188,314

Futures Contracts Purchased

	Contracts	Unrealized Appreciation (Depreciation)
Nikkei 225 Futures Contract expiring March 2004 (Underlying face amount at value $24,133,750)	449	$1,491,305

See accompanying notes to the financial statements.

56

PROFUNDS VP

ProFund VP Japan

Statement of Assets and Liabilities

December 31, 2003
Assets:
Investment securities, at value (cost $14,265,900)	$14,330,809
Repurchase agreements, at cost	9,153,000

Total Investments	23,483,809
Segregated cash balances with brokers for futures contracts	2,463,480
Interest receivable	178
Variation margin on futures contracts	1,567
Prepaid expenses	55

Total Assets	25,949,089

Liabilities:
Cash overdraft	2,078
Payable for capital shares redeemed	717,296
Advisory fees payable	15,066
Management services fees payable	3,013
Administration fees payable	909
Administrative services fees payable	10,047
Distribution fees payable	5,026
Other accrued expenses	7,340

Total Liabilities	760,775

Net Assets	$25,188,314

Net Assets consist of:
Capital	$24,115,519
Accumulated net realized gains (losses) on investments	(483,419)
Net unrealized appreciation (depreciation) on investments	1,556,214

Net Assets	$25,188,314

Shares of Beneficial Interest Outstanding	904,891

Net Asset Value (offering and redemption price per share)	$27.84

Statement of Operations

For the year ended December 31, 2003
Investment Income:
Interest	$123,799

Expenses:
Advisory fees	112,282
Management services fees	22,457
Administration fees	7,039
Transfer agency and administrative service fees	85,490
Distribution fees	37,427
Custody fees	9,987
Fund accounting fees	10,929
Other fees	6,415

Total Gross Expenses before reductions	292,026
Less Expenses reduced by the Advisor	(475)

Total Net Expenses	291,551

Net Investment Income (Loss)	(167,752)

Realized and Unrealized Gains (Losses) on Investments:
Net realized gains (losses) on investment securities	(18,249,424)
Net realized gains (losses) on futures contracts	18,011,473
Change in net unrealized appreciation/depreciation on investments	1,286,149

Net Realized and Unrealized Gains (Losses) on Investments	1,048,198

Change in Net Assets Resulting from Operations	$880,446

See accompanying notes to the financial statements.

57

PROFUNDS VP

ProFund VP Japan

Statements of Changes in Net Assets

	For the year ended December 31, 2003	For the period May 1, 2002(a) through December 31, 2002
From Investment Activities:
Operations:
Net investment income (loss)	$(167,752)	$(26,018)
Net realized gains (losses) on investments	(237,951)	(2,824,574)
Change in net unrealized appreciation/depreciation on investments	1,286,149	270,065

Change in net assets resulting from operations	880,446	(2,580,527)

Capital Transactions:
Proceeds from shares issued	181,351,423	58,296,745
Cost of shares redeemed	(160,115,916)	(52,643,857)

Change in net assets resulting from capital transactions	21,235,507	5,652,888

Change in net assets	22,115,953	3,072,361
Net Assets:
Beginning of period	3,072,361	—

End of period	$25,188,314	$3,072,361

Share Transactions:
Issued	7,399,288	2,326,315
Redeemed	(6,634,322)	(2,186,390)

Change in shares	764,966	139,925

(a)	Commencement of operations

See accompanying notes to the financial statements.

58

PROFUNDS VP

ProFund VP Japan

Financial Highlights

Selected data for a share of beneficial interest outstanding throughout the periods indicated.

	For the year ended December 31, 2003		For the period May 1, 2002(a) through December 31, 2002
Net Asset Value, Beginning of Period	$21.96		$30.00

Investment Activities:
Net investment income (loss)	(0.28	)(b)	(0.14	)(b)
Net realized and unrealized gains (losses) on investments	6.16		(7.90)

Total income (loss) from investment activities	5.88		(8.04)

Net Asset Value, End of Period	$27.84		$21.96

Total Return	26.78%		(26.80	)%(c)
Ratios to Average Net Assets:
Gross expenses(d)	1.95%		2.06%
Net expenses(d)	1.95%		1.98%
Net investment income (loss)(d)	(1.12)%		(0.85)%
Supplemental Data:
Net assets, end of period (000’s)	$25,188		$3,072
Portfolio turnover rate(e)	—		—

(a)	Commencement of operations
(b)	Per share net investment income (loss) has been calculated using the daily average shares method.
(c)	Not annualized for periods less than one year.
(d)	Annualized for periods less than one year.
(e)	Portfolio turnover rate is calculated without regard to instruments (including options, swap agreements and futures contracts) having a maturity of less than one year.

See accompanying notes to the financial statements.

59

ProFund VP UltraBull

The ProFund VP UltraBull seeks daily investment results, before fees and expenses, that correspond to twice the daily performance of the S&P 500® Index. Prior to May 1, 2003, ProFund VP UltraBull was named “ProFund VP Bull Plus” and sought daily investment results, before fees and expenses, which corresponded to 150% of the daily performance of the S&P 500 Index. For the year ended December 31, 2003, the Fund had a total return of 52.93%1, compared to a return of 26.38%2 for the Index. For the year, the Fund achieved an average daily statistical correlation of over 0.99 to its daily investment objective.3

The Fund applies a mathematical approach to investing. In doing so it takes positions in securities and/or financial instruments that, in combination, should have similar daily return characteristics as twice that of the Index. The S&P 500 Index is a measure of large-cap U.S. stock market performance. It is a capitalization weighted index of 500 U.S. operating companies and REITS selected by an S&P committee through a non-mechanical process that factors criteria such as liquidity, price, market capitalization, financial viability, and public float. Reconstitution occurs both on a quarterly and on an ongoing basis.

The performance of the S&P 500 Index (and thus the Fund) was driven largely by systemic factors affecting the U.S. equity markets. Improving corporate profit projections and expectations that the interest rate environment would remain low supported higher equity valuations. Investor confidence in the improving economy seemed to outweigh any concerns over corporate scandals. Of the ten highest weighted constituents of the Index at the beginning of the year, the top performers in terms of stock price return were Citigroup (+37.94%), General Electric (+27.23%), and IBM (+19.59%), while the poorest performers were Merck (-13.77%), Johnson & Johnson (-3.82%), and WalMart (+5.03%.) Since this Fund has a daily investment objective that is greater than 100% of the daily performance of the benchmark index, it was impacted proportionally more by the daily performance of the benchmark index and by the factors affecting the index.

Value of a $10,000 Investment*

* The line graph represents historical performance of a hypothetical investment of $10,000 in the ProFund VP UltraBull from January 22, 2001 to December 31, 2003 assuming the reinvestment of distributions. The historical performance information presented reflects performance during a period (prior to May 1, 2003) when the ProFund VP UltraBull sought daily investment results, before fees and expenses, that corresponded to 150% of the daily performance of the S&P 500 Index.

Average Annual Total Return as of 12/31/031

	1 Year	Since Inception (1/22/01)

ProFund VP UltraBull	52.93%	(9.75)%

S&P 500 Index	26.38%	(6.22)%

1 Past performance does not guarantee future results. Total return calculations assume the reinvestment of distributions and do not reflect the effect of taxes. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and net asset value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. During the period, certain fees were reduced. If such fee reductions had not occurred, the quoted performance would be lower. Performance numbers are net of all Fund expenses but do not include any insurance, sales, or administrative charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower. The historical performance information presented reflects performance during a period (prior to May 1, 2003) when the ProFund VP UltraBull sought daily investment results, before fees and expenses, that corresponded to 150% of the daily performance of the S&P 500 Index.

2 The S&P 500 Index is a price return index and does not reflect the reinvestment of dividends, the impact of transaction costs, nor the deduction of expenses associated with a mutual fund such as investment management and accounting fees. It is not possible to invest directly in an index. The Fund’s performance does reflect the reinvestment of dividends, the impact of transaction costs and the deduction of fees and expenses.

3 1.00 equals perfect correlation.

The above information is not covered by the Report of Independent Auditors.

60

PROFUNDS VP ProFund VP UltraBull	Schedule of Portfolio Investments December 31, 2003

Common Stocks (86.0%)

	Shares	Value

3M Co.	4,500	$382,634
Abbott Laboratories	9,000	419,400
ACE, Ltd.	1,590	65,858
ADC Telecommunications, Inc.*	4,620	13,721
Adobe Systems, Inc.	1,350	53,055
Advanced Micro Devices, Inc.*	2,010	29,949
AES Corp.*	3,570	33,701
Aetna, Inc.	870	58,795
AFLAC, Inc.	2,940	106,369
Agilent Technologies, Inc.*	2,730	79,825
Air Products & Chemicals, Inc.	1,320	69,736
Alberto-Culver Co.—Class B	330	20,816
Albertson’s, Inc.	2,100	47,565
Alcoa, Inc.	4,980	189,240
Allegheny Energy, Inc.*	720	9,187
Allegheny Technologies, Inc.	450	5,949
Allergan, Inc.	750	57,608
Allied Waste Industries, Inc.*	1,200	16,656
Allstate Corp.	4,050	174,231
Alltel Corp.	1,800	83,844
Altera Corp.*	2,190	49,713
Altria Group, Inc.	11,670	635,082
Ambac Financial Group, Inc.	600	41,634
Amerada Hess Corp.	510	27,117
Ameren Corp.	930	42,780
American Electric Power, Inc.	2,280	69,563
American Express Co.	7,410	357,384
American Greetings Corp.—Class A*	390	8,529
American International Group, Inc.	15,000	994,201
American Power Conversion Corp.	1,140	27,873
American Standard Cos.*	420	42,294
AmerisourceBergen Corp.	630	35,375
Amgen, Inc.*	7,410	457,937
AmSouth Bancorp	2,010	49,245
Anadarko Petroleum Corp.	1,440	73,454
Analog Devices, Inc.	2,100	95,864
Andrew Corp.*	870	10,014
Anheuser-Busch Companies, Inc.	4,680	246,542
Anthem, Inc.*	810	60,750
AON Corp.	1,800	43,092
Apache Corp.	930	75,423
Apartment Investment & Management Co.—Class A	540	18,630
Apollo Group, Inc.—Class A*	1,020	69,360
Apple Computer, Inc.*	2,070	44,236
Applera Corp.—Applied Biosystems Group	1,200	24,852
Applied Materials, Inc.*	9,570	214,846
Applied Micro Circuits Corp.*	1,770	10,585
Archer-Daniels-Midland Co.	3,720	56,618
Ashland, Inc.	390	17,183
AT&T Corp.	4,530	91,959
AT&T Wireless Services, Inc.*	15,600	124,644
Autodesk, Inc.	630	15,485
Automatic Data Processing, Inc.	3,420	135,466
AutoNation, Inc.*	1,590	29,208
AutoZone, Inc.*	510	43,457
Avaya, Inc.*	2,400	31,056
Avery Dennison Corp.	630	35,293
Avon Products, Inc.	1,350	91,112

Common Stocks, continued

	Shares	Value

Baker Hughes, Inc.	1,920	$61,747
Ball Corp.	330	19,658
Bank of America Corp.	8,550	687,676
Bank of New York Company, Inc.	4,440	147,053
Bank One Corp.	6,420	292,688
Bard (C.R.), Inc.	300	24,375
Bausch & Lomb, Inc.	300	15,570
Baxter International, Inc.	3,510	107,125
BB&T Corp.	3,150	121,716
Bear Stearns Cos., Inc.	570	45,572
Becton, Dickinson & Co.	1,470	60,476
Bed Bath & Beyond, Inc.*	1,710	74,129
BellSouth Corp.	10,620	300,546
Bemis Company, Inc.	300	15,000
Best Buy Co., Inc.	1,860	97,166
Big Lots, Inc.*	660	9,379
Biogen Idec, Inc.*	1,895	69,698
Biomet, Inc.	1,470	53,523
BJ Services Co.*	900	32,310
Black & Decker Corp.	450	22,194
Block H & R, Inc.	1,020	56,477
BMC Software, Inc.*	1,290	24,059
Boeing Co.	4,830	203,536
Boise Cascade Corp.	510	16,759
Boston Scientific Corp.*	4,710	173,140
Bristol-Myers Squibb Co.	11,160	319,176
Broadcom Corp.—Class A*	1,740	59,317
Brown-Forman Corp.	360	33,642
Brunswick Corp.	540	17,188
Burlington Northern Santa Fe Corp.	2,130	68,906
Burlington Resources, Inc.	1,140	63,133
Calpine Corp.*	2,370	11,400
Campbell Soup Co.	2,370	63,516
Capital One Financial Corp.	1,320	80,903
Cardinal Health, Inc.	2,490	152,288
Carnival Corp.	3,630	144,220
Caterpillar, Inc.	2,010	166,870
Cendant Corp.	5,820	129,610
CenterPoint Energy, Inc.	1,770	17,151
Centex Corp.	360	38,755
CenturyTel, Inc.	840	27,401
Charter One Financial, Inc.	1,290	44,570
ChevronTexaco Corp.	6,150	531,299
Chiron Corp.*	1,080	61,549
Chubb Corp.	1,080	73,548
CIENA Corp.*	2,730	18,127
CIGNA Corp.	810	46,575
Cincinnati Financial Corp.	930	38,948
Cinergy Corp.	1,020	39,586
Cintas Corp.	990	49,629
Circuit City Stores, Inc.	1,200	12,156
Cisco Systems, Inc.*	39,690	964,069
Citigroup, Inc.	29,670	1,440,181
Citizens Communications Co.*	1,650	20,493
Citrix Systems, Inc.*	930	19,725
Clear Channel Communications, Inc.	3,540	165,778
Clorox Co.	1,200	58,272
CMS Energy Corp.*	930	7,924
Coca-Cola Co.	14,100	715,576
Coca-Cola Enterprises, Inc.	2,610	57,081

See accompanying notes to the financial statements.

61

PROFUNDS VP ProFund VP UltraBull	Schedule of Portfolio Investments December 31, 2003

Common Stocks, continued

	Shares	Value

Colgate-Palmolive Co.	3,090	$154,655
Comcast Corp.—Special Class A*	12,930	425,009
Comerica, Inc.	1,020	57,181
Computer Associates International, Inc.	3,330	91,042
Computer Sciences Corp.*	1,080	47,768
Compuware Corp.*	2,220	13,409
Comverse Technology, Inc.*	1,110	19,525
ConAgra Foods, Inc.	3,090	81,545
Concord EFS, Inc.*	2,670	39,623
ConocoPhillips	3,900	255,723
Consolidated Edison, Inc.	1,290	55,483
Constellation Energy Group, Inc.	960	37,594
Convergys Corp.*	810	14,143
Cooper Industries, Ltd.—Class A	540	31,282
Cooper Tire & Rubber Co.	420	8,980
Coors (Adolph) Co.—Class B	210	11,781
Corning, Inc.*	7,650	79,790
Costco Wholesale Corp.*	2,640	98,155
Countrywide Credit Industries, Inc.	1,070	81,160
Crane Co.	330	10,144
CSX Corp.	1,230	44,206
Cummins, Inc.	240	11,746
CVS Corp.	2,280	82,354
Dana Corp.	840	15,414
Danaher Corp.	870	79,823
Darden Restaurants, Inc.	960	20,198
Deere & Co.	1,380	89,768
Dell, Inc.*	14,730	500,231
Delphi Automotive Systems Corp.	3,210	32,774
Delta Air Lines, Inc.	720	8,503
Deluxe Corp.	300	12,399
Devon Energy Corp.	1,350	77,301
Dillard’s, Inc.—Class A	480	7,901
Dollar General Corp.	1,950	40,931
Dominion Resources, Inc.	1,860	118,724
Donnelley (R.R.) & Sons Co.	660	19,899
Dover Corp.	1,170	46,508
Dow Chemical Co.	5,280	219,489
Dow Jones & Company, Inc.	480	23,928
DTE Energy Co.	960	37,824
Du Pont (E.I.) de Nemours	5,730	262,949
Duke Energy Corp.	5,220	106,749
Dynegy, Inc.—Class A*	2,160	9,245
Eastman Chemical Co.	450	17,789
Eastman Kodak Co.	1,650	42,356
Eaton Corp.	450	48,591
eBay, Inc.*	3,720	240,274
Ecolab, Inc.	1,470	40,234
Edison International*	1,860	40,790
El Paso Corp.	3,510	28,747
Electronic Arts, Inc.*	1,710	81,704
Electronic Data Systems Corp.	2,760	67,730
Eli Lilly & Co.	6,450	453,629
EMC Corp.*	13,830	178,684
Emerson Electric Co.	2,430	157,343
Engelhard Corp.	720	21,564
Entergy Corp.	1,320	75,412
EOG Resources, Inc.	660	30,472
Equifax, Inc.	810	19,845
Equity Office Properties Trust	2,310	66,182

Common Stocks, continued

	Shares	Value

Equity Residential Properties Trust	1,590	$46,921
Exelon Corp.	1,890	125,420
Express Scripts, Inc.—Class A*	450	29,894
Exxon Mobil Corp.	38,010	1,558,410
Family Dollar Stores, Inc.	990	35,521
Fannie Mae	5,580	418,835
Federated Department Stores, Inc.	1,050	49,487
Federated Investors, Inc.—Class B	630	18,497
FedEx Corp.	1,710	115,424
Fifth Third Bancorp	3,270	193,257
First Data Corp.	4,200	172,578
First Tennessee National Corp.	720	31,752
FirstEnergy Corp.	1,890	66,528
Fiserv, Inc.*	1,110	43,856
Fleet Boston Financial Corp.	6,060	264,519
Fluor Corp.	480	19,027
Ford Motor Co.	10,530	168,480
Forest Laboratories, Inc.*	2,100	129,780
Fortune Brands, Inc.	840	60,052
FPL Group, Inc.	1,050	68,691
Franklin Resources, Inc.	1,440	74,966
Freddie Mac	3,990	232,697
Freeport-McMoRan Copper & Gold, Inc.—Class B	990	41,709
Gannett Co., Inc.	1,560	139,090
Gap, Inc.	5,160	119,764
Gateway, Inc.*	1,860	8,556
General Dynamics Corp.	1,140	103,045
General Electric Co.	57,720	1,788,165
General Mills, Inc.	2,160	97,848
General Motors Corp.	3,210	171,414
Genuine Parts Co.	990	32,868
Genzyme Corp.—General Division*	1,290	63,649
Georgia Pacific Corp.	1,470	45,085
Gillette Co.	5,820	213,769
Golden West Financial Corp.	870	89,775
Goodrich Corp.	690	20,486
Goodyear Tire & Rubber Co.*	1,020	8,017
Grainger (W.W.), Inc.	510	24,169
Great Lakes Chemical Corp.	300	8,157
Guidant Corp.	1,740	104,748
Halliburton Co.	2,520	65,520
Harley-Davidson, Inc.	1,740	82,702
Harrah’s Entertainment, Inc.	630	31,355
Hartford Financial Services Group, Inc.	1,620	95,629
Hasbro, Inc.	990	21,067
HCA, Inc.	2,850	122,435
Health Management Associates, Inc.—Class A	1,380	33,120
Heinz (H.J.) Co.	2,010	73,224
Hercules, Inc.*	630	7,686
Hershey Foods Corp.	750	57,743
Hewlett-Packard Co.	17,520	402,434
Hilton Hotels Corp.	2,190	37,515
Home Depot, Inc.	13,080	464,209
Honeywell International, Inc.	4,950	165,479
Humana, Inc.*	930	21,251
Huntington Bancshares, Inc.	1,320	29,700
Illinois Tool Works, Inc.	1,770	148,521
IMS Health, Inc.	1,380	34,307

See accompanying notes to the financial statements.

62

PROFUNDS VP ProFund VP UltraBull	Schedule of Portfolio Investments December 31, 2003

Common Stocks, continued

	Shares	Value

Ingersoll-Rand Co.—Class A	990	$67,201
Intel Corp.	37,560	1,209,431
International Business Machines Corp.	9,900	917,532
International Flavors & Fragrances, Inc.	540	18,857
International Game Technology	1,980	70,686
International Paper Co.	2,760	118,983
Interpublic Group of Companies, Inc.*	2,370	36,972
Intuit, Inc.*	1,140	60,317
ITT Industries, Inc.	540	40,073
J.P. Morgan Chase & Co.	11,730	430,842
Jabil Circuit, Inc.*	1,140	32,262
Janus Capital Group, Inc.	1,380	22,646
JDS Uniphase Corp.*	8,250	30,113
Jefferson-Pilot Corp.	810	41,027
John Hancock Financial Services, Inc.	1,650	61,875
Johnson & Johnson	17,070	881,835
Johnson Controls, Inc.	510	59,221
Jones Apparel Group, Inc.	720	25,366
KB Home	270	19,580
Kellogg Co.	2,340	89,107
Kerr-McGee Corp.	570	26,499
KeyCorp	2,400	70,368
KeySpan Corp.	900	33,120
Kimberly-Clark Corp.	2,910	171,952
Kinder Morgan, Inc.	720	42,552
King Pharmaceuticals, Inc.*	1,380	21,059
KLA-Tencor Corp.*	1,110	65,124
Knight Ridder, Inc.	450	34,817
Kohls Corp.*	1,950	87,633
Kroger Co.*	4,290	79,408
Leggett & Platt, Inc.	1,110	24,009
Lexmark International Group, Inc.*	750	58,980
Limited, Inc.	2,970	53,549
Lincoln National Corp.	1,020	41,177
Linear Technology Corp.	1,800	75,726
Liz Claiborne, Inc.	630	22,340
Lockheed Martin Corp.	2,580	132,612
Loews Corp.	1,080	53,406
Louisiana-Pacific Corp.*	600	10,728
Lowe’s Cos., Inc.	4,530	250,917
LSI Logic Corp.*	2,190	19,425
Lucent Technologies, Inc.*	24,120	68,501
Manor Care, Inc.	510	17,631
Marathon Oil Corp.	1,770	58,569
Marriott International, Inc.—Class A	1,320	60,984
Marsh & McLennan Companies, Inc.	3,060	146,543
Marshall & Ilsley Corp.	1,290	49,343
Masco Corp.	2,670	73,185
Mattel, Inc.	2,460	47,404
Maxim Integrated Products, Inc.	1,890	94,122
May Department Stores Co.	1,650	47,966
Maytag Corp.	450	12,533
MBIA, Inc.	840	49,753
MBNA Corp.	7,350	182,648
McCormick & Co., Inc.	810	24,381
McDonald’s Corp.	7,290	181,011
McGraw-Hill Companies, Inc.	1,110	77,611
McKesson Corp.	1,680	54,029
MeadWestvaco Corp.	1,140	33,915
Medco Health Solutions, Inc.*	1,560	53,024

Common Stocks, continued

	Shares	Value

MedImmune, Inc.*	1,410	$35,814
Medtronic, Inc.	6,960	338,326
Mellon Financial Corp.	2,460	78,991
Merck & Co., Inc.	12,780	590,436
Mercury Interactive Corp.*	510	24,806
Meredith Corp.	300	14,643
Merrill Lynch & Co., Inc.	5,104	299,350
MetLife, Inc.	4,380	147,475
MGIC Investment Corp.	570	32,456
Micron Technology, Inc.*	3,510	47,280
Microsoft Corp.	62,160	1,711,887
Millipore Corp.*	270	11,624
Molex, Inc.	1,080	37,681
Monsanto Co.	1,500	43,170
Monster Worldwide, Inc.*	660	14,494
Moody’s Corp.	870	52,679
Morgan Stanley Dean Witter & Co.	6,240	361,109
Motorola, Inc.	13,380	188,257
Nabors Industries, Ltd.*	840	34,860
National City Corp.	3,510	119,129
National Semiconductor Corp.*	1,080	42,563
Navistar International Corp.*	390	18,677
NCR Corp.*	540	20,952
Network Appliance, Inc.*	1,980	40,649
New York Times Co.—Class A	870	41,577
Newell Rubbermaid, Inc.	1,590	36,204
Newmont Mining Corp.	2,490	121,039
Nextel Communications, Inc.—Class A*	6,330	177,620
NICOR, Inc.	240	8,170
Nike, Inc.—Class B	1,500	102,689
NiSource, Inc.	1,500	32,910
Noble Corp.*	780	27,908
Nordstrom, Inc.	780	26,754
Norfolk Southern Corp.	2,250	53,213
North Fork Bancorp, Inc.	870	35,209
Northern Trust Corp.	1,260	58,489
Northrop Grumman Corp.	1,050	100,380
Novell, Inc.*	2,160	22,723
Novellus Systems, Inc.*	870	36,584
Nucor Corp.	450	25,200
NVIDIA Corp.*	930	21,623
Occidental Petroleum Corp.	2,220	93,773
Office Depot, Inc.*	1,800	30,078
Omnicom Group	1,080	94,316
Oracle Corp.*	30,060	396,792
PACCAR, Inc.	660	56,179
Pactiv Corp.*	900	21,510
Pall Corp.	720	19,318
Parametric Technology Corp.*	1,530	6,028
Parker Hannifin Corp.	690	41,055
Paychex, Inc.	2,160	80,352
Penney (J.C.) Co.	1,560	40,997
Peoples Energy Corp.	210	8,828
PeopleSoft, Inc.*	2,160	49,248
PepsiCo, Inc.	9,870	460,139
PerkinElmer, Inc.	720	12,290
Pfizer, Inc.	43,890	1,550,633
PG&E Corp.*	2,370	65,815
Phelps Dodge Corp.*	510	38,806
Pinnacle West Capital Corp.	510	20,410

See accompanying notes to the financial statements.

63

PROFUNDS VP ProFund VP UltraBull	Schedule of Portfolio Investments December 31, 2003

Common Stocks, continued

	Shares	Value

Pitney Bowes, Inc.	1,350	$54,837
Plum Creek Timber Company, Inc.	1,050	31,973
PMC-Sierra, Inc.*	990	19,949
PNC Financial Services Group	1,590	87,021
Power-One, Inc.*	480	5,198
PPG Industries, Inc.	990	63,380
PPL Corp.	1,020	44,625
Praxair, Inc.	1,860	71,052
Principal Financial Group, Inc.	1,860	61,510
Procter & Gamble Co.	7,470	746,103
Progress Energy, Inc.	1,410	63,817
Progressive Corp.	1,230	102,816
Prologis Trust	1,020	32,732
Providian Financial Corp.*	1,680	19,555
Prudential Financial, Inc.	3,120	130,322
Public Service Enterprise Group, Inc.	1,350	59,130
Pulte Homes, Inc.	360	33,703
QLogic Corp.*	540	27,864
Qualcomm, Inc.	4,590	247,539
Quest Diagnostics, Inc.*	600	43,866
Qwest Communications International, Inc.*	10,170	43,934
R.J. Reynolds Tobacco Holdings	480	27,912
RadioShack Corp.	930	28,532
Raytheon Co.	2,400	72,096
Reebok International, Ltd.	330	12,976
Regions Financial Corp.	1,290	47,988
Robert Half International, Inc.*	990	23,107
Rockwell Collins, Inc.	1,020	30,631
Rockwell International Corp.	1,080	38,448
Rohm & Haas Co.	1,290	55,096
Rowan Companies, Inc.*	540	12,512
Ryder System, Inc.	360	12,294
Sabre Holdings Corp.	810	17,488
SAFECO Corp.	810	31,533
Safeway, Inc.*	2,550	55,871
Sanmina-SCI Corp.*	2,970	37,452
Sara Lee Corp.	4,530	98,346
SBC Communications, Inc.	19,020	495,851
Schering-Plough Corp.	8,460	147,119
Schlumberger, Ltd.	3,360	183,859
Schwab (Charles) Corp.	7,800	92,352
Scientific-Atlanta, Inc.	870	23,751
Sealed Air Corp.*	480	25,987
Sears, Roebuck & Co.	1,470	66,870
Sempra Energy	1,290	38,777
Sherwin-Williams Co.	840	29,182
Siebel Systems, Inc.*	2,850	39,530
Sigma-Aldrich Corp.	390	22,300
Simon Property Group, Inc.	1,110	51,437
SLM Corp.	2,580	97,214
Snap-on, Inc.	330	10,639
Solectron Corp.*	4,800	28,368
Southern Co.	4,200	127,049
SouthTrust Corp.	1,920	62,842
Southwest Airlines Co.	4,530	73,114
Sprint Corp. (FON Group)	5,190	85,220
Sprint Corp. (PCS Group)*	5,940	33,383
St. Jude Medical, Inc.*	990	60,737
St. Paul Companies, Inc.	1,320	52,338

Common Stocks, continued

	Shares	Value

Stanley Works	480	$18,178
Staples, Inc.*	2,850	77,805
Starbucks Corp.*	2,250	74,385
Starwood Hotels & Resorts Worldwide, Inc.	1,170	42,085
State Street Corp.	1,920	99,994
Stryker Corp.	1,140	96,911
Sun Microsystems, Inc.*	18,780	84,322
SunGard Data Systems, Inc.*	1,650	45,722
Sunoco, Inc.	450	23,018
SunTrust Banks, Inc.	1,620	115,830
SuperValu, Inc.	780	22,300
Symantec Corp.*	1,770	61,331
Symbol Technologies, Inc.	1,320	22,295
Synovus Financial Corp.	1,740	50,321
Sysco Corp.	3,720	138,495
T. Rowe Price Group, Inc.	720	34,135
Target Corp.	5,250	201,600
TECO Energy, Inc.	1,080	15,563
Tektronix, Inc.	480	15,168
Tellabs, Inc.*	2,400	20,232
Temple-Inland, Inc.	300	18,801
Tenet Healthcare Corp.*	2,670	42,854
Teradyne, Inc.*	1,110	28,250
Texas Instruments, Inc.	9,960	292,624
Textron, Inc.	780	44,507
The Pepsi Bottling Group, Inc.	1,500	36,270
Thermo Electron Corp.*	930	23,436
Thomas & Betts Corp.	330	7,554
Tiffany & Co.	840	37,968
Time Warner, Inc.*	26,010	467,920
TJX Companies, Inc.	2,880	63,504
Torchmark Corp.	660	30,056
Toys R Us, Inc.*	1,230	15,547
Transocean Sedco Forex, Inc.*	1,830	43,938
Travelers Property Casualty Corp.—Class B	5,790	98,256
Tribune Co.	1,800	92,880
Tupperware Corp.	330	5,722
TXU Corp.	1,860	44,119
Tyco International, Ltd.	11,490	304,485
U.S. Bancorp	11,100	330,558
Union Pacific Corp.	1,470	102,136
Union Planters Corp.	1,080	34,009
Unisys Corp.*	1,890	28,067
United Parcel Service, Inc.—Class B	6,450	480,847
United States Steel Corp.	600	21,012
United Technologies Corp.	2,700	255,879
UnitedHealth Group, Inc.	3,360	195,484
Univision Communications, Inc.—Class A*	1,860	73,823
Unocal Corp.	1,500	55,245
UnumProvident Corp.	1,710	26,967
UST, Inc.	960	34,262
Veritas Software Corp.*	2,460	91,414
Verizon Communications, Inc.	15,870	556,719
VF Corp.	630	27,241
Viacom, Inc.—Class B	10,050	446,019
Visteon Corp.	750	7,808
Vulcan Materials Co.	570	27,115

See accompanying notes to the financial statements.

64

PROFUNDS VP ProFund VP UltraBull	Schedule of Portfolio Investments December 31, 2003

Common Stocks, continued

	Shares	Value

Wachovia Corp.	7,620	$355,015
Wal-Mart Stores, Inc.	24,870	1,319,353
Walgreen Co.	5,880	213,914
Walt Disney Co.	11,760	274,361
Washington Mutual, Inc.	5,160	207,020
Waste Management, Inc.	3,360	99,456
Waters Corp.*	690	22,880
Watson Pharmaceuticals, Inc.*	630	28,980
Wellpoint Health Networks, Inc.*	870	84,381
Wells Fargo & Co.	9,720	572,410
Wendy’s International, Inc.	660	25,898
Weyerhaeuser Co.	1,260	80,640
Whirlpool Corp.	390	28,333
Williams Companies, Inc.	2,970	29,165
Winn-Dixie Stores, Inc.	810	8,060
Worthington Industries, Inc.	510	9,195
Wrigley (WM.) JR Co.	1,290	72,511
Wyeth	7,650	324,743
Xcel Energy, Inc.	2,280	38,714
Xerox Corp.*	4,560	62,928
Xilinx, Inc.*	1,980	76,705
XL Capital, Ltd.—Class A	780	60,489
Yahoo!, Inc.*	3,780	170,743
YUM! Brands, Inc.*	1,680	57,792
Zimmer Holdings, Inc.*	1,380	97,152
Zions Bancorp	510	31,278

TOTAL COMMON STOCKS (Cost $51,050,508)		58,710,010

U.S. Government Agency Obligations (4.8%)

	Principal Amount	Value
Federal National Mortgage Association, 0.50%, 01/02/04	$3,300,000	$3,299,954

TOTAL U.S. GOVERNMENT AGENCY OBLIGATION (Cost $3,299,954)		3,299,954

TOTAL INVESTMENT SECURITIES (Cost $54,350,462)—90.8%		62,009,964
Net other assets (liabilities)—9.2%		6,307,557

NET ASSETS—100.0%		$68,317,521

Futures Contracts Purchased

	Contracts	Unrealized Appreciation (Depreciation)
S&P 500 Futures Contract expiring March 2004 (Underlying face amount at value $48,176,250)	174	$1,647,667
E-Mini S&P 500 Futures Contract expiring March 2004 (Underlying face amount at value $332,250)	6	14,391

Swap Agreements

	Units	Unrealized Appreciation (Depreciation)
Equity Index Swap Agreement based on the S&P 500 Index expiring 01/29/04 (Underlying notional amount at value $23,278,185)	19,412	$350,847
Equity Index Swap Agreement based on the S&P 500 Index expiring 05/27/04 (Underlying notional amount at value $6,696,421)	6,022	100,907

See accompanying notes to the financial statements.

65

PROFUNDS VP ProFund VP UltraBull	Schedule of Portfolio Investments December 31, 2003

ProFund VP UltraBull invested, as a percentage of net assets, in the following industries, as of December 31, 2003:

Advertising	0.2%
Aerospace/Defense	1.3%
Agriculture	1.1%
Airlines	0.1%
Apparel	0.3%
Auto Manufacturers	0.6%
Auto Parts & Equipment	0.2%
Banks	6.0%
Beverages	2.3%
Biotechnology	1.0%
Building Materials	0.2%
Chemicals	1.4%
Commercial Services	0.8%
Computers	3.7%
Cosmetics/Personal Care	2.0%
Distribution/Wholesale	0.1%
Diversified Financial Services	6.1%
Electric	2.2%
Electrical Components & Equipment	0.3%
Electronics	0.5%
Engineering & Construction	0.1%
Entertainment	0.1%
Environmental Control	0.2%
Food	1.6%
Forest Products & Paper	0.5%
Gas	0.1%
Hand/Machine Tools	0.1%
Healthcare—Products	2.9%
Healthcare—Services	1.0%
Home Builders	0.1%
Home Furnishings	0.1%
Household Products/Wares	0.2%
Housewares	0.1%
Insurance	4.2%
Internet	0.7%
Iron/Steel	0.1%
Leisure Time	0.4%
Lodging	0.3%
Machinery—Diversified	0.3%
Machinery—Construction & Mining	0.2%
Media	3.3%
Metal Fabricate/Hardware	0.1%
Mining	0.6%
Miscellaneous Manufacturing	4.6%
Office/Business Equipment	0.2%
Oil & Gas	4.5%
Oil & Gas Services	0.5%

Packaging & Containers	0.1%
Pharmaceuticals	6.2%
Pipelines	0.2%
Real Estate Investment Trust	0.3%
Retail	6.1%
Savings & Loans	0.4%
Semiconductors	3.7%
Software	4.4%
Telecommunications	5.5%
Textiles	0.1%
Toys/Games/Hobbies	0.1%
Transportation	1.3%
Trucking & Leasing	0.1%
Other**	14.0%

*	Non-income producing securities
**	Including debt securities, repurchase agreements, options purchased, and net other assets (liabilities).

See accompanying notes to the financial statements.

66

PROFUNDS VP

ProFund VP UltraBull

Statement of Assets and Liabilities

December 31, 2003
Assets:
Investment securities, at value (cost $54,350,462)	$62,009,964
Cash	807,737
Segregated cash balances with brokers for futures contracts	3,492,070
Dividends and interest receivable	66,823
Receivable for capital shares issued	1,895,927
Unrealized appreciation on swap agreements	451,754
Prepaid expenses	445

Total Assets	68,724,720

Liabilities:
Payable for capital shares redeemed	279,851
Variation margin on futures contracts	21,582
Advisory fees payable	35,136
Management services fees payable	7,027
Administration fees payable	2,229
Administrative services fees payable	22,654
Distribution fees payable	14,425
Other accrued expenses	24,295

Total Liabilities	407,199

Net Assets	$68,317,521

Net Assets consist of:
Capital	$72,510,969
Accumulated net realized gains (losses) on investments	(13,966,762)
Net unrealized appreciation (depreciation) on investments	9,773,314

Net Assets	$68,317,521

Shares of Beneficial Interest Outstanding	3,078,203

Net Asset Value (offering and redemption price per share)	$22.19

Statement of Operations

For the year ended December 31, 2003
Investment Income:
Dividends	$546,187
Interest	62,020

Total Investment Income	608,207

Expenses:
Advisory fees	297,895
Management services fees	59,579
Administration fees	18,982
Transfer agency and administrative service fees	215,307
Distribution fees	98,751
Custody fees	54,695
Fund accounting fees	35,977
Other fees	40,232

Total Gross Expenses before reductions	821,418
Less Expenses reduced by the Advisor	(87,740)

Total Net Expenses	733,678

Net Investment Income (Loss)	(125,471)

Realized and Unrealized Gains (Losses) on Investments:
Net realized gains (losses) on investment securities	(23,259,258)
Net realized gains (losses) on futures contracts	33,701,333
Net realized gains (losses) on swap agreements	3,494,669
Change in net unrealized appreciation/depreciation on investments	6,291,597

Net Realized and Unrealized Gains (Losses) on Investments	20,228,341

Change in Net Assets Resulting from Operations	$20,102,870

See accompanying notes to the financial statements.

67

PROFUNDS VP

ProFund VP UltraBull

Statements of Changes in Net Assets

	For the year ended December 31, 2003	For the year ended December 31, 2002
From Investment Activities:
Operations:
Net investment income (loss)	$(125,471)	$(257,636)
Net realized gains (losses) on investments	13,936,744	(27,955,070)
Change in net unrealized appreciation/depreciation on investments	6,291,597	(3,410,068)

Change in net assets resulting from operations	20,102,870	(31,622,774)

Capital Transactions:
Proceeds from shares issued	681,554,558	1,303,472,303
Cost of shares redeemed	(675,627,718)	(1,293,747,570)

Change in net assets resulting from capital transactions	5,926,840	9,724,733

Change in net assets	26,029,710	(21,898,041)
Net Assets:
Beginning of period	42,287,811	64,185,852

End of period	$68,317,521	$42,287,811

Accumulated net investment income (loss)	$—	$737

Share Transactions:
Issued	42,851,094	71,283,187
Redeemed	(42,686,917)	(71,195,947)

Change in shares	164,177	87,240

See accompanying notes to the financial statements.

68

PROFUNDS VP

ProFund VP UltraBull

Financial Highlights

Selected data for a share of beneficial interest outstanding throughout the periods indicated.

	For the year ended December 31, 2003		For the year ended December 31, 2002		For the period January 22, 2001(a) through December 31, 2001
Net Asset Value, Beginning of Period	$14.51		$22.71		$30.00

Net investment income (loss)	(0.05	)(b)	(0.08	)(b)	(0.09	)(b)
Net realized and unrealized gains (losses) on investments	7.73		(8.12)		(7.20)

Total income (loss) from investment activities	7.68		(8.20)		(7.29)

Net Asset Value, End of Period	$22.19		$14.51		$22.71

Total Return	52.93%		(36.11)%		(24.30	)%(c)
Ratio to Average Net Assets:
Gross expenses(d)	2.07%		2.12%		1.94%
Net expenses(d)	1.84%		1.98%		1.94%
Net investment income (loss)(d)	(0.32)%		(0.46)%		(0.42)%
Supplemental Data:
Net assets, end of period (000’s)	$68,318		$42,288		$64,186
Portfolio turnover rate(e)	1,124%		1,249%		682	%(c)

(a)	Commencement of operations
(b)	Per share net investment income (loss) has been calculated using the daily average shares method.
(c)	Not annualized for periods less than one year.
(d)	Annualized for periods less than one year.
(e)	Portfolio turnover rate is calculated without regard to instruments (including options, swap agreements and futures contracts) having a maturity of less than one year.

See accompanying notes to the financial statements.

69

ProFund VP UltraMid-Cap

The ProFund VP UltraMid-Cap seeks daily investment results, before fees and expenses, that correspond to twice the daily performance of the S&P MidCap 400® Index. For the year ended December 31, 2003, the Fund had a total return of 70.09%1, compared to a return of 34.02%2 for the Index. For the year, the Fund achieved an average daily statistical correlation of over 0.99 to 200% the daily performance of the Index.3

The Fund applies a mathematical approach to investing. In doing so it takes positions in securities and/or financial instruments that, in combination, should have similar daily return characteristics as twice that of the Index. The S&P MidCap 400 Index is a measure of mid-size company U.S. stock market performance. It is a capitalization weighted index of 400 U.S. operating companies and REITS. Securities are selected for inclusion in the index by an S&P committee through a non-mechanical process that factors criteria such as liquidity, price, market capitalization, financial viability, and public float. Reconstitution occurs both on a quarterly and ongoing basis.

Mid-cap stocks continued to avoid the full brunt of the corporate governance and financial reporting scandals that continued to impact the large-cap segment of the market, helping this index to outperform the S&P 500. Mid-cap stocks also benefited from the strengthening U.S. economic picture and reduced credit spreads that led to reduced borrowing costs. Since this Fund has a daily investment objective that is greater than 100% of the daily performance of the benchmark index, it was impacted proportionally more by the daily performance of the benchmark index and by the factors affecting the index than an unleveraged Fund.

Value of a $10,000 Investment*

* The line graph represents historical performance of a hypothetical investment of $10,000 in the ProFund VP UltraMid-Cap from May 1, 2002 to December 31, 2003 assuming the reinvestment of distributions.

Average Annual Total Return as of 12/31/031

	1 Year	Since Inception (5/1/02)

ProFund VP UltraMid-Cap	70.09%	(1.08)%

S&P MidCap 400 Index	34.02%	3.94%

1 Past performance does not guarantee future results. Total return calculations assume the reinvestment of distributions and do not reflect the effect of taxes. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and net asset value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. During the period, certain fees were reduced. If such fee reductions had not occurred, the quoted performance would be lower. Performance numbers are net of all Fund expenses but do not include any insurance, sales, or administrative charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower.

2 The S&P MidCap 400 Index is a price return index and does not reflect the reinvestment of dividends, the impact of transaction costs, nor the deduction of expenses associated with a mutual fund such as investment management and accounting fees. It is not possible to invest directly in an index. The Fund’s performance does reflect the reinvestment of dividends, the impact of transaction costs and the deduction of fees and expenses.

3 1.00 equals perfect correlation.

The above information is not covered by the Report of Independent Auditors.

70

PROFUNDS VP ProFund VP UltraMid-Cap	Schedule of Portfolio Investments December 31, 2003

Common Stocks (83.2%)

	Shares	Value

3Com Corp.*	12,122	$99,037
99 Cents Only Stores*	2,233	60,805
Abercrombie & Fitch Co.—Class A*	3,509	86,707
Activision, Inc.*	2,871	52,252
Acxiom Corp.*	2,871	53,314
ADTRAN, Inc.	2,552	79,112
Advanced Fibre Communications, Inc.*	2,871	57,851
AdvancePCS*	3,190	167,985
Advent Software, Inc.*	1,276	22,241
Affiliated Computer Services, Inc.— Class A*	4,466	243,217
AGCO Corp.*	2,552	51,397
AGL Resources, Inc.	1,914	55,697
Airgas, Inc.	2,233	47,965
Alaska Air Group, Inc.*	957	26,117
Albemarle Corp.	1,276	38,242
Alexander & Baldwin, Inc.	1,276	42,988
ALLETE, Inc.	2,871	87,853
Alliant Energy Corp.	3,509	87,374
Allmerica Financial Corp.*	1,914	58,894
AMB Property Corp.	2,552	83,910
American Eagle Outfitters, Inc.*	2,552	41,853
American Financial Group, Inc.	2,233	59,085
AmeriCredit Corp.*	4,785	76,225
Amerus Group Co.	1,276	44,622
Ametek, Inc.	1,276	61,580
Apogent Technologies, Inc.*	3,190	73,498
Applebee’s International, Inc.	1,914	75,163
Apria Healthcare Group, Inc.*	1,914	54,492
Aquilla, Inc.*	6,380	21,628
Arch Coal, Inc.	1,914	59,659
Arrow Electronics, Inc.*	3,509	81,198
Arthur J. Gallagher & Co.	2,871	93,279
ArvinMeritor, Inc.	2,233	53,860
Ascential Software Corp.*	2,233	57,902
Associated Banc Corp.	2,552	108,843
Astoria Financial Corp.	2,871	106,801
Atmel Corp.*	15,950	95,860
Avnet, Inc.*	4,147	89,824
Avocent Corp.*	1,595	58,249
Bandag, Inc.	638	26,286
Bank of Hawaii Corp.	1,914	80,771
Banknorth Group, Inc.	5,423	176,410
Banta Corp.	957	38,759
Barnes & Noble, Inc.*	2,233	73,354
Barr Laboratories, Inc.*	2,233	171,829
Beckman Coulter, Inc.	2,233	113,503
Belo (A.H.) Corp.—Class A	3,828	108,486
BJ’s Wholesale Club, Inc.*	2,552	58,594
Black Hills Corp.	957	28,547
Blyth, Inc.	1,595	51,391
Bob Evans Farms, Inc.	1,276	41,419
Borders Group, Inc.*	2,871	62,932
BorgWarner, Inc.	957	81,412
Bowater, Inc.	1,914	88,638
Boyd Gaming Corp.	1,914	30,892
Brink’s Co.	1,914	43,276
Brinker International, Inc.*	3,190	105,780
Brown & Brown, Inc.	2,233	72,818
C.H. Robinson Worldwide, Inc.	2,871	108,840

Common Stocks, continued

	Shares	Value

Cabot Corp.	2,233	$71,099
Cabot Microelectronics Corp.*	957	46,893
Cadence Design Systems, Inc.*	8,613	154,862
Callaway Golf Co.	2,552	43,001
Career Education Corp.*	3,190	127,823
Carlisle Cos., Inc.	957	58,243
Carmax, Inc.*	3,828	118,400
Carpenter Technology Corp.	638	18,866
Catalina Marketing Corp.*	1,914	38,586
CBRL Group, Inc.	1,914	73,230
CDW Corp.	2,871	165,829
Ceridian Corp.*	5,104	106,878
Certegy, Inc.	2,233	73,242
Charles River Laboratories International, Inc.*	1,595	54,756
CheckFree Holdings Corp.*	2,552	70,563
Chico’s FAS, Inc.*	2,552	94,296
Choicepoint, Inc.*	2,871	109,356
Church & Dwight, Inc.	1,276	50,530
Cincinnati Bell, Inc.*	7,975	40,274
City National Corp.	1,595	99,081
Claire’s Stores, Inc.	3,190	60,100
CNF, Inc.	1,595	54,071
Coach, Inc.*	6,380	240,846
Colonial BancGroup, Inc.	4,147	71,826
Commerce Bancorp, Inc.	2,552	134,439
Commscope, Inc.*	2,233	36,465
Community Health Systems*	2,871	76,311
Compass Bancshares, Inc.	4,466	175,558
Constellation Brands, Inc.*	3,509	115,551
Cooper Cameron Corp.*	1,914	89,192
Copart, Inc.*	3,190	52,635
Corinthian Colleges, Inc.*	1,276	70,895
Covance, Inc.*	2,233	59,844
Coventry Health Care, Inc.*	2,233	144,005
Credence Systems Corp.*	1,914	25,188
Cree Research, Inc.*	2,552	45,145
Crompton Corp.	3,828	27,447
CSG Systems International, Inc.*	1,914	23,906
Cullen/Frost Bankers, Inc.	1,595	64,709
Cypress Semiconductor Corp.*	4,147	88,580
Cytec Industries, Inc.*	1,276	48,986
CYTYC Corp.*	4,147	57,063
D.R. Horton, Inc.	5,104	220,799
Dean Foods Co.*	5,104	167,767
DENTSPLY International, Inc.	2,552	115,274
DeVry, Inc.*	2,233	56,115
Dial Corp.	3,190	90,819
Diebold, Inc.	2,552	137,476
Dollar Tree Stores, Inc.*	3,828	115,070
Donaldson Co., Inc.	1,595	94,360
DPL, Inc.	4,466	93,250
DST Systems, Inc.*	4,147	173,179
Dun & Bradstreet Corp.*	2,552	129,412
Duquesne Light Holdings, Inc.	1,914	35,103
Dycom Industries, Inc.*	1,595	42,778
E*TRADE Group, Inc.*	12,122	153,343
Eaton Vance Corp.	2,233	81,817
Education Management Corp.*	2,552	79,214
Edwards (A.G.), Inc.	2,871	104,016

See accompanying notes to the financial statements.

71

PROFUNDS VP ProFund VP UltraMid-Cap	Schedule of Portfolio Investments December 31, 2003

Common Stocks, continued

	Shares	Value

Edwards Lifesciences Corp.*	1,914	$57,573
EGL, Inc.*	1,595	28,008
Emmis Communications Corp.*	1,914	51,774
Energizer Holdings, Inc.*	3,190	119,817
Energy East Corp.	3,828	85,747
Ensco International, Inc.	4,466	121,341
Entercom Communications Corp.*	1,595	84,471
Equitable Resources, Inc.	2,233	95,840
Everest Re Group, Ltd.	1,914	161,924
Expeditors International of Washington, Inc.*	3,828	144,163
Express Scripts, Inc.—Class A*	2,871	190,721
Extended Stay America, Inc.	3,190	46,191
Fair, Isaac & Co., Inc.	1,595	78,410
Fairchild Semiconductor International, Inc.*	3,828	95,585
Fastenal Co.	2,552	127,447
Federal Signal Corp.	1,595	27,944
Ferro Corp.	1,276	34,720
Fidelity National Financial, Inc.	4,785	185,561
First American Financial Corp.	2,233	66,476
First Health Group Corp.*	3,509	68,285
FirstMerit Corp.	2,871	77,431
Flowserve Corp.*	1,914	39,964
FMC Corp.*	1,276	43,550
FMC Technologies, Inc.*	2,233	52,029
Forest Oil Corp.*	1,595	45,569
Furniture Brands International, Inc.	1,914	56,138
Gartner Group, Inc.*	4,466	50,510
GATX Corp.	1,595	44,628
Gentex Corp.	2,552	112,696
Gilead Sciences, Inc.*	6,699	389,480
Glatfelter (P.H.) Co.	1,595	19,858
Graco, Inc.	1,595	63,960
Granite Construction, Inc.	1,276	29,973
Grant Prideco, Inc.*	4,147	53,994
Great Plains Energy, Inc.	2,233	71,054
Greater Bay Bancorp	1,595	45,426
GreenPoint Financial Corp.	4,785	169,006
GTECH Holdings Corp.	1,914	94,724
Hanover Compressor Co.*	2,233	24,898
Harris Corp.	2,233	84,742
Harsco Corp.	1,276	55,914
Harte-Hanks, Inc.	4,785	104,074
Hawaiian Electric Industries, Inc.	1,276	60,444
HCC Insurance Holdings, Inc.	2,233	71,009
Health Net, Inc.*	3,828	125,176
Helmerich & Payne, Inc.	1,595	44,548
Henry (Jack) & Associates, Inc.	3,190	65,650
Henry Schein, Inc.*	1,595	107,790
Herman Miller, Inc.	2,552	61,937
Hibernia Corp.	5,423	127,495
Highwoods Properties, Inc.	1,914	48,616
Hillenbrand Industries, Inc.	2,233	138,580
HON Industries, Inc.	1,914	82,915
Horace Mann Educators Corp.	1,276	17,826
Hormel Foods Corp.	4,785	123,501
Hospitality Properties Trust	2,233	92,178
Hovnanian Enterprises—Class A*	957	83,316
Hubbell, Inc.—Class B	1,914	84,407
IDACORP, Inc.	1,276	38,178

Common Stocks, continued

	Shares	Value

Imation Corp.	1,276	$44,851
IMC Global, Inc.	3,828	38,012
Independence Community Bank Corp.	1,914	68,847
IndyMac Bancorp, Inc.	1,914	57,018
Integrated Circuit Systems, Inc.*	2,233	63,618
Integrated Device Technology, Inc.*	3,509	60,250
International Rectifier Corp.*	2,233	110,333
International Speedway Corp.	1,914	85,479
Internet Security Systems, Inc.*	1,595	30,034
Intersil Corp.—Class A	4,785	118,907
Interstate Bakeries Corp.	1,595	22,697
Investment Technology Group, Inc.*	1,595	25,759
Investors Financial Services Corp.	2,233	85,770
IVAX Corp.*	6,699	159,972
J.B. Hunt Transport Services, Inc.*	2,552	68,930
Jacobs Engineering Group, Inc.*	1,914	91,891
JetBlue Airways Corp.*	3,190	84,598
JM Smucker Co.	1,595	72,238
Keane, Inc.*	2,233	32,691
Kelly Services, Inc.—Class A	1,276	36,417
KEMET Corp.*	2,871	39,304
Kennametal, Inc.	1,276	50,721
Korn/Ferry International*	1,276	17,022
Krispy Kreme Doughnuts, Inc.*	1,914	70,052
L-3 Communications Holdings, Inc.*	2,552	131,071
LaBranche & Co., Inc.	1,914	22,336
Lam Research Corp.*	4,466	144,251
Lancaster Colony Corp.	1,276	57,624
Lattice Semiconductor Corp.*	3,828	37,055
Lear Corp.	2,233	136,950
Lee Enterprises, Inc.	1,595	69,622
Legg Mason, Inc.	2,233	172,344
Lennar Corp.—Class B	2,552	244,993
Leucadia National Corp.	2,233	102,941
Liberty Property Trust	2,552	99,272
LifePoint Hospitals, Inc.*	1,276	37,578
Lincare Holdings, Inc.*	3,190	95,796
Longs Drug Stores Corp.	1,276	31,568
Longview Fibre Co.	1,595	19,698
LTX Corp.*	1,595	23,973
Lubrizol Corp.	1,595	51,869
Lyondell Chemical Co.	5,742	97,326
M&T Bank Corp.	3,190	313,577
Mack-Cali Realty Corp.	1,914	79,661
Macromedia, Inc.*	1,914	34,146
Macrovision Corp.*	1,595	36,031
Mandalay Resort Group	2,233	99,860
Manpower, Inc.	2,552	120,148
Martin Marietta Materials	1,595	74,917
McDATA Corp.—Class A*	3,828	36,481
MDU Resources Group, Inc.	3,828	91,145
Media General, Inc.—Class A	638	41,534
Mentor Graphics Corp.*	2,233	32,468
Mercantile Bankshares Corp.	2,871	130,860
Michaels Stores, Inc.	2,233	98,699
Micrel, Inc.*	3,190	49,700
Microchip Technology, Inc.	6,699	223,478
Millennium Pharmaceuticals, Inc.*	9,570	178,672
Minerals Technologies, Inc.	638	37,802
Modine Manufacturing Co.	1,276	34,426

See accompanying notes to the financial statements.

72

PROFUNDS VP ProFund VP UltraMid-Cap	Schedule of Portfolio Investments December 31, 2003

Common Stocks, continued

	Shares	Value

Mohawk Industries, Inc.*	2,233	$157,516
MONY Group, Inc.*	1,595	49,908
MPS Group, Inc.*	3,509	32,809
Murphy Oil Corp.	3,190	208,340
Mylan Laboratories, Inc.	6,061	153,101
National Commerce Financial Corp.	7,018	191,451
National Fuel Gas Co.	2,871	70,167
National Instruments Corp.	1,914	87,030
National-Oilwell, Inc.*	2,871	64,196
Neiman Marcus Group, Inc.—Class A*	1,595	85,604
Network Associates, Inc.*	5,104	76,764
New Plan Excel Realty Trust, Inc.	3,190	78,697
New York Community Bancorp	4,466	169,931
Newport Corp.*	1,276	21,092
Noble Energy, Inc.	1,914	85,039
Nordson Corp.	1,276	44,060
Northeast Utilities System	4,785	96,513
NSTAR	1,914	92,829
O’Reilly Automotive, Inc.*	1,914	73,421
OGE Energy Corp.	2,871	69,449
Ohio Casualty Corp.*	1,914	33,227
Old Republic International Corp.	6,120	155,203
Olin Corp.	1,914	38,395
Omnicare, Inc.	3,190	128,844
ONEOK, Inc.	2,552	56,348
Outback Steakhouse, Inc.	2,552	112,824
Oxford Health Plans, Inc.*	2,871	124,889
PacifiCare Health Systems, Inc.*	1,276	86,258
Packaging Corp. of America	3,509	76,707
Park Place Entertainment Corp.*	10,208	110,553
Patterson Dental Co.*	2,233	143,269
Patterson-UTI Energy, Inc.*	2,552	84,012
Payless ShoeSource, Inc.*	1,914	25,648
Peabody Energy Corp.	1,595	66,528
Pentair, Inc.	1,595	72,892
Pepco Holdings, Inc.	3,509	68,566
PepsiAmericas, Inc.	5,423	92,842
Perrigo Co.	2,552	40,117
Petsmart, Inc.	4,785	113,883
Pharmaceutical Resources, Inc.*	957	62,349
Philadelphia Suburban Corp.	2,871	63,449
Pier 1 Imports, Inc.	3,190	69,733
Pioneer Natural Resources Co.*	3,828	122,228
Plantronics, Inc.*	1,595	52,077
Plexus Corp.*	1,276	21,909
PMI Group, Inc.	3,190	118,764
PNM Resources, Inc.	1,276	35,856
Pogo Producing Co.	1,914	92,446
Polycom, Inc.*	3,509	68,496
Potlatch Corp.	957	33,275
Powerwave Technologies, Inc.*	2,233	17,082
Precision Castparts Corp.	1,914	86,915
Price Communications Corp.*	1,914	26,279
Pride International, Inc.*	4,466	83,246
Protective Life Corp.	2,233	75,565
Protein Design Labs, Inc.*	2,871	51,391
Provident Financial Group, Inc.	1,595	50,960
Puget Energy, Inc.	2,871	68,244
Quanta Services, Inc.*	3,828	27,944
Quantum Corp.*	5,423	16,920

Common Stocks, continued

	Shares	Value

Questar Corp.	2,871	$100,916
Radian Group, Inc.	3,190	155,513
Raymond James Financial Corp.	1,595	60,132
Rayonier, Inc.	1,595	66,208
Reader’s Digest Association, Inc.	3,509	51,442
Republic Services, Inc.	5,742	147,168
Retek, Inc.*	1,914	17,762
Reynolds & Reynolds Co.	2,233	64,869
RF Micro Devices, Inc.*	5,742	57,707
Rollins, Inc.	1,595	35,967
Ross Stores, Inc.	5,104	134,898
RPM, Inc.	3,828	63,009
RSA Security, Inc.*	1,914	27,179
Ruby Tuesday, Inc.	1,914	54,530
Ruddick Corp.	1,595	28,551
Saks, Inc.*	4,785	71,966
Sandisk Corp.*	2,233	136,526
SCANA Corp.	3,509	120,183
Scholastic Corp.*	1,276	43,435
SEI Investments Co.	3,828	116,639
Semtech Corp.*	2,552	58,007
Sensient Technologies Corp.	1,595	31,533
Sepracor, Inc.*	2,871	68,703
Sequa Corp.—Class A*	319	15,631
SICOR, Inc.*	4,147	112,798
Sierra Pacific Resources*	3,828	28,098
Silicon Laboratories, Inc.*	1,595	68,936
Silicon Valley Bancshares*	1,276	46,025
Six Flags, Inc.*	3,190	23,989
Smith International, Inc.*	3,190	132,449
Smithfield Foods, Inc.*	3,828	79,240
Sonoco Products Co.	3,190	78,538
Sotheby’s Holdings, Inc.—Class A*	2,233	30,503
Sovereign Bancorp, Inc.	9,570	227,288
SPX Corp.*	2,552	150,083
StanCorp Financial Group, Inc.	957	60,176
Stericycle, Inc.*	1,276	59,589
STERIS Corp.*	2,233	50,466
Storage Technology Corp.*	3,509	90,357
Superior Industries International, Inc.	957	41,649
Swift Transportation Co., Inc.*	2,871	60,348
Sybase, Inc.*	3,509	72,215
Sylvan Learning Systems, Inc.*	1,276	36,736
Synopsys, Inc.*	5,104	172,311
TCF Financial Corp.	2,552	131,045
Tech Data Corp.*	1,914	75,967
Tecumseh Products Co.	638	30,898
Teleflex, Inc.	1,276	61,669
Telephone & Data Systems, Inc.	1,914	119,721
The Cheesecake Factory, Inc.*	1,595	70,228
The Scotts Co.—Class A*	957	56,616
Tidewater, Inc.	1,914	57,190
Timberland Co.—Class A*	1,276	66,441
Titan Corp.*	2,552	55,659
Toll Brothers, Inc.*	2,233	88,784
Tootsie Roll Industries, Inc.	1,914	68,904
Transaction Systems Architects, Inc.*	1,276	28,876
Triad Hospitals, Inc.*	2,552	84,905
Trinity Industries, Inc.	1,595	49,190
TriQuint Semiconductor, Inc.*	4,466	31,575

See accompanying notes to the financial statements.

73

PROFUNDS VP ProFund VP UltraMid-Cap	Schedule of Portfolio Investments December 31, 2003

Common Stocks, continued

	Shares	Value

Tyson Foods, Inc.—Class A	12,122	$160,495
Unifi, Inc.*	1,914	12,345
United Dominion Realty Trust, Inc.	3,828	73,498
United Rentals, Inc.*	2,552	49,152
Unitrin, Inc.	2,233	92,469
Universal Corp.	957	42,271
Universal Health Services, Inc.— Class B	1,914	102,820
Valassis Communications, Inc.*	1,914	56,176
Valeant Pharmaceuticals International	2,871	72,206
Valero Energy Corp.	3,828	177,390
Valspar Corp.	1,595	78,824
Varco International, Inc.*	3,190	65,810
Varian Medical Systems, Inc.*	2,233	154,300
Varian, Inc.*	957	39,936
Vectren Corp.	2,552	62,907
Vertex Pharmaceuticals, Inc.*	2,552	26,107
Viad Corp.	3,190	79,750
Vishay Intertechnology, Inc.*	5,423	124,187
VISX, Inc.*	1,595	36,924
W.R. Berkley Corp.	2,871	100,341
Waddell & Reed Financial, Inc.	2,871	67,354
Washington Federal, Inc.	2,233	63,417
Washington Post Co.—Class B	319	252,456
Wausau-Mosinee Paper Corp.	1,914	25,877
Weatherford International, Ltd.*	4,466	160,776
Webster Financial Corp.	1,595	73,147
Werner Enterprises, Inc.	2,552	49,738
Westamerica Bancorporation	1,276	63,417
Westar Energy, Inc.	2,552	51,678
Western Gas Resources, Inc.	1,276	60,291
Westwood One, Inc.*	3,509	120,042
WGL Holdings, Inc.	1,595	44,325
Whole Foods Market, Inc.*	1,914	128,487
Williams-Sonoma, Inc.*	3,828	133,099
Wilmington Trust Corp.	2,233	80,388
Wind River Systems, Inc.*	2,871	25,150
Wisconsin Energy Corp.	3,828	128,046
WPS Resources Corp.	957	44,242
XTO Energy, Inc.	6,061	171,526
York International Corp.	1,276	46,957
Zebra Technologies Corp.*	1,595	105,861

TOTAL COMMON STOCKS (Cost $27,771,657)		32,165,511

U.S. Government Agency Obligations (19.6%)

	Principal Amount
Federal National Mortgage Association, 0.50%, 1/2/04	$7,583,000	7,582,895

TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS (Cost $7,582,895)		7,582,895

TOTAL INVESTMENT SECURITIES (Cost $35,354,552)—102.8%		39,748,406
Net other assets (liabilities)—(2.8)%		(1,095,018)

NET ASSETS—100.0%		$38,653,388

Futures Contracts Purchased

	Contracts	Unrealized Appreciation (Depreciation)
S&P MidCap 400 Futures Contract expiring March 2004 (Underlying face amount at value $15,546,600)	54	$424,532

Swap Agreements

	Units	Unrealized Appreciation (Depreciation)
Equity Index Swap Agreement based on the S&P MidCap 400 Index expiring 02/27/04 (Underlying notional amount at value $29,832,973)	87,391	$509,109

ProFund VP UltraMid-Cap invested, as a percentage of net assets, in the following industries, as of December 31, 2003:

Advertising	0.4%
Aerospace/Defense	0.5%
Agriculture	0.1%
Airlines	0.3%
Apparel	0.8%
Auto Parts & Equipment	1.0%
Banks	5.8%
Beverages	0.5%
Biotechnology	0.7%
Building Materials	0.3%
Chemicals	2.0%
Coal	0.3%
Commercial Services	2.7%
Communication Services	0.3%
Computers	3.8%
Distribution/Wholesale	1.0%
Diversified Financial Services	2.0%
Electric	3.8%
Electrical Components & Equipment	0.7%
Electronics	1.3%
Engineering & Construction	0.4%
Entertainment	0.6%
Environmental Control	0.5%
Food	2.3%
Forest Products & Paper	0.7%
Gas	0.4%
Hand/Machine Tools	0.1%
Health Care	0.2%
Healthcare—Products	2.7%
Healthcare—Services	2.4%
Home Builders	1.7%
Home Furnishings	0.1%
Household Products/Wares	0.6%
Insurance	4.6%
Internet	0.9%
Iron/Steel	0.1%
Leisure Time	0.1%
Lodging	0.7%
Machinery—Diversified	0.9%
Media	2.1%
Metal Fabricat/Hardware	0.2%
Miscellaneous Manufacturing	1.7%
Office Furnishings	0.4%

See accompanying notes to the financial statements.

74

PROFUNDS VP ProFund VP UltraMid-Cap	Schedule of Portfolio Investments December 31, 2003

Oil & Gas	3.2%
Oil & Gas Services	1.8%
Packaging & Containers	0.4%
Pharmaceuticals	4.5%
Pipelines	0.9%
Real Estate Investment Trust	1.4%
Retail	6.1%
Savings & Loans	2.3%
Semiconductors	3.5%
Software	2.3%
Telecommunications	2.0%
Textiles	0.6%
Transportation	1.4%
Trucking & Leasing	0.1%
Other**	16.8%

*	Non-income producing security
**	Including debt securities, repurchase agreements, options purchased and net other assets (liabilities).

See accompanying notes to the financial statements.

75

PROFUNDS VP ProFund VP UltraMid-Cap	Schedule of Portfolio Investments December 31, 2003

Statement of Assets and Liabilities

December 31, 2003
Assets:
Investment securities, at value (cost $35,354,552)	$39,748,406
Cash	126,331
Segregated cash balances with brokers for futures contracts	1,203,313
Dividends and interest receivable	24,508
Receivable for investments sold	20,164,720
Unrealized appreciation on swap agreements	509,109
Prepaid expenses	77

Total Assets	61,776,464

Liabilities:
Payable for capital shares redeemed	22,892,160
Variation margin on futures contracts	135,095
Advisory fees payable	35,026
Management services fees payable	7,005
Administration fees payable	1,957
Administrative services fees payable	20,974
Distribution fees payable	11,450
Other accrued expenses	19,409

Total Liabilities	23,123,076

Net Assets	$38,653,388

Net Assets consist of:
Capital	$30,677,394
Accumulated net realized gains (losses) on investments	2,648,499
Net unrealized appreciation (depreciation) on investments	5,327,495

Net Assets	$38,653,388

Shares of Beneficial Interest Outstanding	1,312,308

Net Asset Value (offering and redemption price per share)	$29.46

Statement of Operations

For the year ended December 31, 2003
Investment Income:
Dividends	$167,932
Interest	76,014

Total Investment Income	243,946

Expenses:
Advisory fees	167,351
Management services fees	33,470
Administration fees	10,475
Transfer agency and administrative service fees	120,468
Distribution fees	55,456
Custody fees	43,352
Fund accounting fees	19,447
Other fees	15,367

Total Gross Expenses before reductions	465,386
Less Expenses reduced by the Advisor	(23,764)

Total Net Expenses	441,622

Net Investment Income (Loss)	(197,676)

Realized and Unrealized Gains (Losses) on Investments:
Net realized gains (losses) on investment securities	2,481,768
Net realized gains (losses) on futures contracts	87,413
Net realized gains (losses) on swap agreements	4,440,298
Change in net unrealized appreciation/depreciation on investments	4,544,429

Net Realized and Unrealized Gains (Losses) on Investments	11,553,908

Change in Net Assets Resulting from Operations	$11,356,232

See accompanying notes to the financial statements.

76

PROFUNDS VP

ProFund VP UltraMid-Cap

Statements of Changes in Net Assets

	For the year ended December 31, 2003	For the period May 1, 2002(a) through December 31, 2002
From Investment Activities:
Operations:
Net investment income (loss)	$(197,676)	$(48,816)
Net realized gains (losses) on investments	7,009,479	(7,293,223)
Change in net unrealized appreciation/depreciation on investments	4,544,429	783,066

Change in net assets resulting from operations	11,356,232	(6,558,973)

Capital Transactions:
Proceeds from shares issued	397,432,347	379,471,152
Cost of shares redeemed	(390,912,434)	(352,134,936)

Change in net assets resulting from capital transactions	6,519,913	27,336,216

Change in net assets	17,876,145	20,777,243
Net Assets:
Beginning of period	20,777,243	—

End of period	$38,653,388	$20,777,243

Accumulated net investment income (loss)	$—	$(1,514)

Share Transactions:
Issued	17,884,061	19,455,653
Redeemed	(17,771,340)	(18,256,066)

Change in shares	112,721	1,199,587

(a)	Commencement of operations

See accompanying notes to the financial statements.

77

PROFUNDS VP

ProFund VP UltraMid-Cap

Financial Highlights

Selected data for a share of beneficial interest outstanding throughout the periods indicated.

	For the year ended December 31, 2003		For the period May 1, 2002(a) through December 31, 2002
Net Asset Value, Beginning of Period	$17.32		$30.00

Investment Activities:
Net investment income (loss)	(0.20	)(b)	(0.09	)(b)
Net realized and unrealized gains (losses) on investments	12.34		(12.59)

Total income (loss) from investment activities	12.14		(12.68)

Net Asset Value, End of Period	$29.46		$17.32

Total Return	70.09%		(42.27	)%(c)
Ratios to Average Net Assets:
Gross expenses(d)	2.08%		2.36%
Net expenses(d)	1.98%		1.98%
Net investment income (loss)(d)	(0.88)%		(0.72)%
Supplemental Data:
Net assets, end of period (000’s)	$38,653		$20,777
Portfolio turnover rate(e)	1,202%		2,654	%(c)

(a)	Commencement of operations
(b)	Per share net investment income (loss) has been calculated using the daily average shares method.
(c)	Not annualized for periods less than one year.
(d)	Annualized for periods less than one year.
(e)	Portfolio turnover rate is calculated without regard to instruments (including options, swap agreements and futures contracts) having a maturity of less than one year.

See accompanying notes to the financial statements.

78

ProFund VP UltraSmall-Cap

The ProFund VP UltraSmall-Cap seeks daily investment results, before fees and expenses, that correspond to twice the daily performance of the Russell 2000® Index. For the year ended December 31, 2003, the Fund had a total return of 99.45%1, compared to a return of 45.37%2 for the Index. For the year, the Fund achieved an average daily statistical correlation of over 0.99 to 200% the daily performance of the Index.3

The Fund applies a mathematical approach to investing. In doing so it takes positions in securities and/or financial instruments that, in combination, should have similar daily return characteristics as twice that of the Index. The Russell 2000 Index is a measure of small-cap U.S. stock market performance. It is an adjusted market capitalization weighted index containing approximately 2000 of the smallest companies in the Russell 3000 Index or approximately 8% of the total market capitalization of the Russell 3000 Index, which in turn represents approximately 98% of the investable U.S. equity market.

The Russell 2000 Index well outpaced large-cap benchmarks such as the S&P 500 in 2003. As a whole, small-cap stocks were amongst performance leaders in 2003 as they benefited from decreasing credit spreads and the resulting reduction in their cost of debt. Small cap stocks also seemed to be less negatively impacted by terrorism fears as they typically are not considered as likely to be terrorist targets. The outperformance of small-cap stocks over large-cap stocks is typical in the early recovery phase of an economic cycle. Since this Fund has a daily investment objective that is greater than 100% of the daily performance of the benchmark index, it was impacted proportionally more by the daily performance of the benchmark index and by the factors affecting the index.

Value of a $10,000 Investment*

* The line graph represents historical performance of a hypothetical investment of $10,000 in the ProFund VP UltraSmall-Cap from October 18, 1999 to December 31, 2003 assuming the reinvestment of distributions.

Average Annual Total Return as of 12/31/031

	1 Year	3 Year	Since Inception (10/18/99)

ProFund VP UltraSmall-Cap	99.45%	1.88%	(0.29)%

Russell 2000 Index	45.37%	4.82%	7.62%

1 Past performance does not guarantee future results. Total return calculations assume the reinvestment of distributions and do not reflect the effect of taxes. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and net asset value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. During the period, certain fees were reduced. If such fee reductions had not occurred, the quoted performance would be lower. Performance numbers are net of all Fund expenses but do not include any insurance, sales, or administrative charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower.

2 The Russell 2000 Index is a price return index and does not reflect the reinvestment of dividends, the impact of transaction costs, nor the deduction of expenses associated with a mutual fund such as investment management and accounting fees. It is not possible to invest directly in an index. The Fund’s performance does reflect the reinvestment of dividends, the impact of transaction costs and the deduction of fees and expenses.

3 1.00 equals perfect correlation.

The above information is not covered by the Report of Independent Auditors.

79

PROFUNDS VP ProFund VP UltraSmall-Cap	Schedule of Portfolio Investments December 31, 2003

Common Stocks (83.9%)

	Shares	Value

@ROAD, Inc.*	2,574	$34,234
Aaron Rents, Inc.	3,146	63,329
Abgenix, Inc.*	8,294	103,343
Able Laboratories, Inc.*	3,718	67,184
ABM Industries, Inc.	4,862	84,647
Accredo Health, Inc.*	4,576	144,647
Actel Corp.*	2,002	48,248
Activision, Inc.*	8,294	150,950
Actuant Corp.*	3,432	124,238
Acuity Brands, Inc.	3,718	95,924
Adaptec, Inc.*	10,296	90,914
Adolor Corp.*	2,860	57,257
Advanced Digital Information Corp.*	5,720	80,080
Advanced Energy Industries, Inc.*	1,430	37,252
Advanced Medical Optics, Inc.*	2,574	50,579
Advanced Neuromodulation Systems, Inc.*	1,716	78,902
Advent Software, Inc.*	2,860	49,850
Advisory Board Co.*	858	29,953
ADVO, Inc.	5,148	163,500
Aeroflex, Inc.*	4,862	56,837
Aeropostale, Inc.*	2,002	54,895
Affiliated Managers Group, Inc.*	3,718	258,736
Agile Software Corp.*	4,004	39,640
AirTran Holdings, Inc.*	6,292	74,875
Akamai Technologies, Inc.*	9,724	104,533
Alaska Air Group, Inc.*	3,432	93,659
Albany International Corp.—Class A	3,718	126,040
Albany Molecular Research, Inc.*	2,288	34,366
Albemarle Corp.	2,860	85,714
Alexander & Baldwin, Inc.	4,004	134,894
Alexandria Real Estate Equities, Inc.	2,574	149,035
Alfa Corp.	3,146	40,458
Align Technology, Inc.*	4,004	66,146
Alkermes, Inc.*	6,006	81,081
Allegheny Energy, Inc.*	16,874	215,312
Allegheny Technologies, Inc.	16,874	223,075
Alliance Gaming Corp.*	4,576	112,798
Allmerica Financial Corp.*	6,864	211,206
Alpharma, Inc.	8,580	172,457
Amcore Financial, Inc.	2,288	61,822
American Eagle Outfitters, Inc.*	4,862	79,737
American Greetings Corp.—Class A*	16,588	362,779
American Healthways, Inc.*	2,288	54,615
American Italian Pasta Co.*	2,288	95,867
American Management Systems, Inc.*	4,004	60,340
American Medical Systems Holdings, Inc.*	1,716	37,409
American States Water Co.	2,288	57,200
AMERIGROUP Corp.*	2,860	121,979
Amerus Group Co.	3,718	130,018
Amli Residential Properties Trust	7,436	199,285
AMN Healthcare Services, Inc.*	4,004	68,709
AMR Corp.*	14,872	192,593
AmSurg Corp.*	2,574	97,529
Analogic Corp.	572	23,452
Anchor BanCorp Wisconsin, Inc.	1,716	42,728
Andrew Corp.*	14,014	161,301
Anixter International, Inc.*	6,864	177,640
AnnTaylor Stores Corp.*	6,292	245,389
ANSYS, Inc.*	1,144	45,417

Common Stocks, continued

	Shares	Value

Anteon International Corp.*	2,002	$72,172
Anthracite Capital, Inc.	14,586	161,467
Anworth Mortgage Asset Corp.	6,006	83,664
Applera Corp.—Celera Genomics Group*	16,302	226,760
Applied Industrial Technologies, Inc.	1,430	34,120
aQuantive, Inc.*	5,148	52,767
Aquilla, Inc.*	17,446	59,142
Arbitron, Inc.*	4,004	167,048
Arch Chemicals, Inc.	1,716	44,033
Arch Coal, Inc.	5,148	160,463
Argosy Gaming Co.*	3,146	81,765
Ariba, Inc.*	94,666	283,997
Arkansas Best Corp.	2,002	62,843
Arrow International, Inc.	2,002	50,010
Ascential Software Corp.*	5,434	140,903
Ask Jeeves, Inc.*	3,146	57,006
Asyst Technologies, Inc.*	3,432	59,545
Atherogenics, Inc.*	4,862	72,687
ATMI, Inc.*	3,432	79,416
Atmos Energy Corp.	4,576	111,197
Atrix Laboratories, Inc.*	1,716	41,253
Aviall, Inc.*	2,860	44,359
Avid Technology, Inc.*	2,860	137,280
Avista Corp.	4,576	82,917
Axcelis Technologies, Inc.*	9,438	96,456
Aztar Corp.*	4,290	96,526
Baldor Electric Co.	2,574	58,816
Bandag, Inc.	1,716	70,699
Bankatlantic Bancorp, Inc.—Class A	14,872	282,568
BankUnited Financial Corp.—Class A*	2,574	66,383
Banta Corp.	3,146	127,413
BARRA, Inc.	1,430	50,751
Bay View Capital Corp.	6,006	12,853
Beazer Homes U.S.A., Inc.	2,574	251,377
Bedford Property Investors, Inc.	2,288	65,505
Bel Fuse, Inc.—Class B	3,718	121,318
Belden, Inc.	3,432	72,381
Benchmark Electronics, Inc.*	5,434	189,158
Beverly Enterprises, Inc.*	8,580	73,702
BioMarin Pharmaceutical, Inc.*	6,006	46,661
Biosite Diagnostics, Inc.*	858	24,839
BJ’s Wholesale Club, Inc.*	10,010	229,831
Black Box Corp.	1,430	65,880
Black Hills Corp.	2,860	85,314
Bob Evans Farms, Inc.	3,146	102,119
Borland Software Corp.*	8,294	80,701
Boston Private Financial Holdings, Inc.	1,716	42,625
Bowne & Co., Inc.	3,146	42,660
Boyd Gaming Corp.	3,432	55,392
Brady Corp.—Class A	2,574	104,891
Brandywine Realty Trust	10,296	275,625
Briggs & Stratton Corp.	2,002	134,935
Bright Horizons Family Solutions, Inc.*	858	36,036
Brink’s Co.	6,006	135,796
Brookline Bancorp, Inc.	29,458	451,887
Brooks Automation, Inc.*	3,432	82,951
Brown Shoe Company, Inc.	2,574	97,632
Burlington Coat Factory Warehouse Corp.	1,716	36,311
C&D Technologies, Inc.	2,860	54,826
Cabot Microelectronics Corp.*	3,432	168,168

See accompanying notes to the financial statements.

80

PROFUNDS VP ProFund VP UltraSmall-Cap	Schedule of Portfolio Investments December 31, 2003

Common Stocks, continued

	Shares	Value

Cabot Oil & Gas Corp.	2,288	$67,153
CACI International, Inc.—Class A*	4,290	208,579
Cal Dive International, Inc.*	3,146	75,850
California Water Service Group	1,430	39,182
Callaway Golf Co.	10,010	168,668
Cambrex Corp.	1,716	43,346
Capital Automotive REIT	2,288	73,216
CARBO Ceramics, Inc.	858	43,973
Carpenter Technology Corp.	1,716	50,742
Casey’s General Stores, Inc.	4,004	70,711
Cash America International, Inc.	2,288	48,460
Catalina Marketing Corp.*	9,724	196,036
Cathay Bancorp, Inc.	1,430	79,622
Cato Corp.—Class A	1,430	29,315
CEC Entertainment, Inc.*	3,432	162,642
Cell Genesys, Inc.*	3,146	40,709
Centene Corp.*	1,430	40,054
Central Garden & Pet Co.*	1,430	40,083
Central Pacific Financial Corp.	1,144	34,366
Cerner Corp.*	2,574	97,426
CH Energy Group, Inc.	1,144	53,654
Champion Enterprises, Inc.*	4,862	34,034
Charming Shoppes, Inc.*	9,724	52,510
Charter Communications, Inc.—Class A*	39,468	158,662
Charter Municipal Mortgage Acceptance Co.	7,722	163,166
Checkpoint Systems, Inc.*	11,154	210,922
Chiquita Brands International, Inc.*	6,578	148,202
Chittenden Corp.	4,290	144,316
Choice Hotels International, Inc.*	1,716	60,489
Christopher & Banks Corp.	5,148	100,540
Ciber, Inc.*	5,720	49,535
Cima Labs, Inc.*	1,430	46,647
Cimarex Energy Co.*	3,718	99,233
Cincinnati Bell, Inc.*	24,596	124,210
Cirrus Logic, Inc.*	6,578	50,453
Citizens Banking Corp.	4,004	131,011
City Holding Co.	1,430	50,050
Clarcor, Inc.	2,860	126,126
CLECO Corp.	4,004	71,992
CMGI, Inc.*	35,464	63,126
CMS Energy Corp.*	18,018	153,513
CNET Networks, Inc.*	9,724	66,318
Coeur d’Alene Mines Corp.*	17,160	99,184
Cognex Corp.	4,290	121,150
Coherent, Inc.*	4,004	95,295
Cohu, Inc.	2,002	38,338
Colonial Properties Trust	1,430	56,628
Columbia Laboratories, Inc.*	7,150	45,045
Commerce Group, Inc.	2,002	79,079
Commercial Federal Corp.	5,434	145,142
Commercial Metals Co.	3,432	104,333
Commercial NET Lease Realty	5,434	96,725
Commonwealth Telephone Enterprises, Inc.*	2,002	75,576
Commscope, Inc.*	23,452	382,970
Community Bank System, Inc.	858	42,042
Community First Bankshares, Inc.	3,432	99,322
Comstock Resources, Inc.*	4,862	93,837
Conexant Systems, Inc.*	25,740	127,928
CONMED Corp.*	2,574	61,261
Connecticut Bancshares, Inc.	858	44,221

Common Stocks, continued

	Shares	Value

Connetics Corp.*	3,432	$62,325
Continental Airlines, Inc.—Class B*	10,010	162,863
Cooper Companies, Inc.	4,862	229,145
Cooper Tire & Rubber Co.	14,300	305,734
Copart, Inc.*	6,292	103,818
Corn Products International, Inc.	4,290	147,791
Cornerstone Realty Income Trust, Inc.	5,148	45,096
Corporate Office Properties Trust	4,576	96,096
Correctional Properties Trust	2,288	65,894
Corrections Corp. of America*	5,434	156,662
Corus Bankshares, Inc.	1,144	36,105
Corvis Corp.*	29,172	49,592
Cost Plus, Inc.*	2,002	82,082
CoStar Group, Inc.*	1,144	47,682
Covance, Inc.*	7,436	199,285
Cray, Inc.*	6,578	65,320
Credence Systems Corp.*	6,006	79,039
Crompton Corp.	13,728	98,430
Crown Holdings, Inc.*	15,730	142,514
CSG Systems International, Inc.*	6,006	75,015
CSK Auto Corp.*	3,146	59,050
CTS Corp.	5,434	62,491
Cubic Corp.	1,430	32,890
Cubist Pharmaceuticals, Inc.*	2,574	31,300
Cumulus Media, Inc.*	4,004	88,088
Cuno, Inc.*	1,430	64,393
Curtiss-Wright Corp.	2,860	128,729
CV Therapeutics, Inc.*	5,148	75,470
CVB Financial Corp.	3,587	69,193
Cyberonics, Inc.*	1,716	54,929
Cymer, Inc.*	5,148	237,785
CYTYC Corp.*	10,582	145,608
Dade Behring Holdings, Inc.*	3,718	132,881
Delphi Financial Group, Inc.—Class A	2,187	78,732
Delta & Pine Land Co.	5,148	130,759
Denbury Resources, Inc.*	3,146	43,761
Dendrite International, Inc.*	2,860	44,816
Diagnostic Products Corp.	1,716	78,782
Dick’s Sporting Goods, Inc.*	1,144	55,667
Digene Corp.*	1,144	45,874
Digital Insight Corp.*	2,574	64,093
Digital River, Inc.*	2,574	56,885
Dillard’s, Inc.—Class A	11,154	183,595
Dime Community Bancshares, Inc.	1,716	52,784
Dionex Corp.*	1,430	65,809
Dollar Thrifty Automotive Group, Inc.*	2,002	51,932
Dot Hill Systems Corp.*	2,574	38,996
DRS Technologies, Inc.*	6,578	182,737
DSP Group, Inc.*	2,574	64,118
Dycom Industries, Inc.*	6,006	161,081
EarthLink, Inc.*	11,154	111,540
East-West Bancorp, Inc.	2,288	122,820
Eastgroup Properties, Inc.	1,430	46,303
Echelon Corp.*	2,574	28,674
Eclipsys Corp.*	3,146	36,619
eFunds Corp.*	4,290	74,432
EGL, Inc.*	2,860	50,222
El Paso Electric Co.*	4,576	61,090
Electro Scientific Industries, Inc.*	2,574	61,261
Electronics Boutique Holdings Corp.*	1,144	26,186

See accompanying notes to the financial statements.

81

PROFUNDS VP ProFund VP UltraSmall-Cap	Schedule of Portfolio Investments December 31, 2003

Common Stocks, continued

	Shares	Value

Electronics for Imaging, Inc.*	4,290	$111,626
ElkCorp	2,002	53,453
EMC Corp.*	8,860	114,471
EMCOR Group, Inc.*	2,002	87,888
Emmis Communications Corp.*	4,004	108,308
Empire District Electric Co.	2,002	43,904
Energen Corp.	4,576	187,753
Engineered Support Systems, Inc.	1,144	62,989
Entegris, Inc.*	4,862	62,477
Enterasys Networks, Inc.*	19,448	72,930
Entertainment Properties Trust	2,574	89,344
Enzo Biochem, Inc.*	5,720	102,445
Enzon, Inc.*	11,154	133,848
Equity One, Inc.	2,574	43,449
eResearch Technology, Inc.*	2,574	65,431
ESCO Technologies, Inc.*	2,574	112,355
eSPEED, Inc.—Class A*	2,002	46,867
Esperion Therapeutics, Inc.*	8,580	296,953
Essex Property Trust, Inc.	2,574	165,302
Esterline Technologies Corp.*	2,860	76,276
Evergreen Resources, Inc.*	3,432	111,574
Exar Corp.*	3,718	63,503
ExpressJet Holdings, Inc.*	2,860	42,900
Extended Stay America, Inc.	6,578	95,249
Extreme Networks, Inc.*	9,152	65,986
F5 Networks, Inc.*	2,002	50,250
Federal Signal Corp.	6,006	105,225
FEI Co.*	6,578	148,005
FelCor Lodging Trust, Inc.*	4,576	50,702
Ferro Corp.	8,294	225,679
Filenet Corp.*	3,146	85,194
Financial Federal Corp.*	1,144	34,949
Finish Line, Inc.—Class A*	1,430	42,857
First Commonwealth Financial Corp.	6,864	97,881
First Community Bancorp—Class A	1,144	41,344
First Industrial Realty Trust, Inc.	5,720	193,050
First Niagara Financial Group, Inc.	8,008	119,399
First Republic Bank	1,716	61,433
FirstFed Financial Corp.*	2,574	111,969
Flagstar Bancorp, Inc.	4,576	98,018
Fleetwood Enterprises, Inc.*	3,432	35,212
FLIR Systems, Inc.*	3,146	114,829
Florida East Coast Industries, Inc.	1,144	37,866
Flowers Foods, Inc.	4,004	103,303
Flowserve Corp.*	10,296	214,979
FMC Corp.*	4,576	156,179
Forest Oil Corp.*	5,434	155,249
Fossil, Inc.*	2,288	64,087
Franklin Electric Co., Inc.	572	34,600
Fred’s, Inc.	3,432	106,323
Fremont General Corp.	7,150	120,907
Frontier Airlines, Inc.*	2,574	36,705
Frontier Oil Corp.	2,288	39,399
FTI Consulting, Inc.*	4,004	93,573
Fuller (H. B.) Co.	3,718	110,573
G & K Services, Inc.	1,430	52,553
Gables Residential Trust	3,432	119,228
GameStop Corp.*	3,432	52,887
Gartner Group, Inc.*	7,436	84,101
Gateway, Inc.*	20,592	94,723

Common Stocks, continued

	Shares	Value

GATX Corp.	4,004	$112,032
Gen-Probe, Inc.*	4,004	146,026
Genesco, Inc.*	5,434	82,216
Genesis Microchip, Inc.*	8,580	154,784
Genlyte Group, Inc.*	1,144	66,787
Genta, Inc.*	4,290	44,659
Georgia Gulf Corp.	4,862	140,415
Getty Realty Corp.	1,430	37,395
Glacier Bancorp, Inc.	1,716	55,598
Glenborough Realty Trust, Inc.	3,146	62,763
Glimcher Realty Trust	5,148	115,212
Global Imaging Systems, Inc.*	1,144	36,322
GlobespanVirata, Inc.*	10,010	58,859
Gold Banc Corp., Inc.	9,438	132,698
Golden Telecom, Inc.*	1,144	31,746
Goodyear Tire & Rubber Co.*	14,300	112,398
GrafTech International, Ltd.*	5,148	69,498
Granite Construction, Inc.	3,146	73,900
Gray Television, Inc.	3,718	56,216
Great Lakes Chemical Corp.	5,148	139,974
Greater Bay Bancorp	4,862	138,470
Grey Wolf, Inc.*	16,016	59,900
Griffon Corp.*	2,288	46,355
Group 1 Automotive, Inc.*	1,430	51,752
Guitar Center, Inc.*	1,144	37,272
Gymboree Corp.*	7,722	133,050
Hain Celestial Group, Inc.*	2,002	46,466
Handleman Co.	2,288	46,973
Hanover Compressor Co.*	7,150	79,723
Harbor Florida Bancshares, Inc.	2,002	59,479
Harland (John H.) Co.	4,004	109,309
Harleysville Group, Inc.	2,860	56,885
Health Care REIT, Inc.	7,150	257,400
Heartland Express, Inc.	2,860	69,183
Hecla Mining Co.*	10,296	85,354
Helix Technology Corp.	3,146	64,745
Hercules, Inc.*	8,580	104,676
Heritage Property Investment Trust	1,716	48,820
Highwoods Properties, Inc.	6,864	174,346
Hilb, Rogal & Hamilton Co.	4,576	146,752
Hollinger International, Inc.	4,004	62,542
Hollywood Entertainment Corp.*	4,862	66,853
Home Properties of New York, Inc.	4,004	161,722
Hooper Holmes, Inc.	5,434	33,582
Horace Mann Educators Corp.	3,718	51,940
Hot Topic, Inc.*	4,290	126,383
Houston Exploration Co.*	1,144	41,779
Hudson River Bancorp, Inc.	1,430	55,813
Hughes Supply, Inc.	3,146	156,104
Hutchinson Technology, Inc.*	2,002	61,541
Hyperion Solutions Corp.*	3,432	103,440
IDACORP, Inc.	3,432	102,685
Identix, Inc.*	8,866	39,454
IDEX Corp.	2,574	107,053
IGEN International, Inc.*	1,716	101,090
IHOP Corp.	1,716	66,032
ILEX Oncology, Inc.*	3,432	72,930
Imagistics International, Inc.*	1,430	53,625
IMC Global, Inc.	10,296	102,239
IMPAC Mortgage Holdings, Inc.	4,576	83,329

See accompanying notes to the financial statements.

82

PROFUNDS VP ProFund VP UltraSmall-Cap	Schedule of Portfolio Investments December 31, 2003

Common Stocks, continued

	Shares	Value

Impax Laboratories, Inc.*	2,860	$41,155
INAMED Corp.*	2,574	123,706
Independent Bank Corp.	1,716	48,666
Infinity Property & Casualty Corp.	4,862	160,689
Informatica Corp.*	6,006	61,862
Infospace, Inc.*	2,288	52,738
Insight Communications Co., Inc.*	4,004	41,281
Insight Enterprises, Inc.*	4,290	80,652
Insituform Technologies, Inc.—Class A*	2,002	33,033
Inspire Pharmaceuticals, Inc.*	2,574	36,448
Integra LifeSciences Holdings*	1,716	49,129
Inter-Tel, Inc.	1,716	42,866
Intergraph Corp.*	4,290	102,617
Intermagnetics General Corp.*	1,430	31,689
InterMune, Inc.*	5,148	119,228
International Multifoods Corp.*	1,430	25,740
Internet Security Systems, Inc.*	3,432	64,625
Interstate Bakeries Corp.	6,292	89,535
Invacare Corp.	2,288	92,367
Inveresk Research Group, Inc.*	4,004	99,019
Investment Technology Group, Inc.*	6,864	110,854
Invision Technologies, Inc.*	1,430	48,005
Iomega Corp.	7,150	42,757
Ionics, Inc.*	1,430	45,546
Itron, Inc.*	1,716	31,506
J2 Global Communications, Inc.*	1,430	35,421
Jack in the Box, Inc.*	3,146	67,199
Jacuzzi Brands, Inc.*	7,150	50,694
Jarden Corp.*	4,576	125,108
JDA Software Group, Inc.*	2,574	42,497
JLG Industries, Inc.	4,004	60,981
Jo-Ann Stores, Inc.*	1,430	29,172
Jones Lang LaSalle, Inc.*	2,860	59,288
Journal Register Co.*	2,860	59,202
Joy Global, Inc.	4,576	119,662
K-Swiss, Inc.—Class A	2,288	55,049
K-V Pharmaceutical Co.*	4,576	116,688
K2, Inc.*	2,574	39,151
Kansas City Southern Industries, Inc.*	8,580	122,866
Kaydon Corp.	4,004	103,463
Keane, Inc.*	4,862	71,180
Kellwood Co.	5,148	211,068
Kelly Services, Inc.—Class A	1,430	40,812
KEMET Corp.*	16,874	231,005
Kennametal, Inc.	4,290	170,528
Kilroy Realty Corp.	2,574	84,299
Kindred Healthcare, Inc.*	858	44,599
Kirby Corp.*	1,716	59,854
Knight Trading Group, Inc.*	6,864	100,489
Knight Transportation, Inc.*	2,288	58,687
Kopin Corp.*	7,722	51,815
Korn/Ferry International*	5,148	68,674
KOS Pharmaceuticals, Inc.*	858	36,928
Kramont Realty Trust	3,146	56,943
Kroll, Inc.*	3,432	89,232
Kronos, Inc.*	2,574	101,956
Kulicke & Soffa Industries, Inc.*	5,148	74,028
Kyphon, Inc.*	1,716	42,608
La Quinta Corp.*	13,156	84,330
Laclede Group, Inc.	2,574	73,488

Common Stocks, continued

	Shares	Value

LandAmerica Financial Group, Inc.	2,860	$149,464
Landauer, Inc.	1,716	69,978
Landry’s Restaurants, Inc.	2,002	51,491
Landstar System, Inc.*	2,288	87,036
Lattice Semiconductor Corp.*	9,724	94,128
Lennox International, Inc.	4,004	66,867
Lexar Media, Inc.*	4,862	84,745
Lexington Corporate Properties Trust	2,860	57,743
Liberty Corp.	1,430	64,622
LifePoint Hospitals, Inc.*	3,432	101,072
Ligand Pharmaceuticals, Inc.—Class B*	5,434	79,825
Lin TV Corp.*	2,288	59,053
Lincoln Electric Holdings, Inc.	2,860	70,756
Linens ‘n Things, Inc.*	6,292	189,263
Littelfuse, Inc.*	1,716	49,455
Lone Star Technologies, Inc.*	2,288	36,562
Longs Drug Stores Corp.	6,292	155,664
Longview Fibre Co.	4,862	60,046
LookSmart, Ltd.*	52,910	82,011
Louisiana-Pacific Corp.*	10,010	178,978
LTX Corp.*	6,292	94,569
M/I Schottenstein Homes, Inc.	858	33,505
Macdermid, Inc.	3,718	127,304
Macrovision Corp.*	9,438	213,205
MAF Bancorp, Inc.	2,002	83,884
Magma Design Automation, Inc.*	3,146	73,428
Magnum Hunter Resources, Inc.*	6,292	59,837
Manhattan Associates, Inc.*	2,002	55,335
Manitowoc Co.	2,288	71,386
Manufactured Home Communities, Inc.	3,432	129,215
Martek Biosciences Corp.*	2,002	130,070
MascoTech, Inc. (a)*	1,386	0
Massey Energy Co.	12,584	261,747
Matthews International Corp.—Class A	2,574	76,165
Maverick Tube Corp.*	6,864	132,132
Maximus, Inc.*	2,574	100,721
MB Financial, Inc.	1,289	46,920
Medarex, Inc.*	6,864	42,763
Mentor Corp.	3,718	89,455
Mentor Graphics Corp.*	6,292	91,486
Mercury Computer Systems, Inc.*	2,002	49,850
Meritage Corp.*	858	56,894
Methode Electronics, Inc.—Class A	3,146	38,476
MFA Mortgage Investments, Inc.	5,434	52,982
MGE Energy, Inc.	2,288	72,095
MGI Pharma, Inc.*	4,290	176,533
Micrel, Inc.*	6,292	98,029
Micromuse, Inc.*	5,148	35,521
Micros Systems, Inc.*	1,430	62,005
Microsemi Corp.*	6,292	154,657
MicroStrategy, Inc.*	858	45,028
Mid-America Apartment Communities, Inc.	1,430	48,019
Mid-State Bancshares	2,002	50,931
Millennium Chemicals, Inc.	6,006	76,156
Minerals Technologies, Inc.	1,430	84,728
MKS Instruments, Inc.*	2,288	66,352
Modine Manufacturing Co.	2,002	54,014
Monaco Coach Corp.*	2,288	54,454
Moog, Inc.—Class A*	1,430	70,642
Movie Gallery, Inc.*	2,288	42,740

See accompanying notes to the financial statements.

83

PROFUNDS VP ProFund VP UltraSmall-Cap	Schedule of Portfolio Investments December 31, 2003

Common Stocks, continued

	Shares	Value

MPS Group, Inc.*	12,584	$117,660
MRO Software, Inc.*	10,010	134,735
Mueller Industries, Inc.*	4,290	147,404
Mykrolis Corp.*	2,860	45,989
Myriad Genetics, Inc.*	8,008	102,983
National Health Investors, Inc.	3,146	78,272
Nationwide Health Properties, Inc.	8,294	162,148
Navigant Consulting Co.*	4,576	86,303
NBTY, Inc.*	4,862	130,593
NCO Group, Inc.*	1,716	39,073
NDCHealth Corp.	7,150	183,182
Nektar Therapeutics*	4,290	58,387
Net.B@nk, Inc.	4,576	61,090
NetIQ Corp.*	4,862	64,422
New Century Financial Corp.	2,574	102,111
New Jersey Resources Corp.	3,432	132,166
Newcastle Investment Corp.	4,576	124,010
Newport Corp.*	3,718	61,459
NII Holdings, Inc.—Class B*	1,144	85,377
Nordson Corp.	2,288	79,005
Northwest Airlines Corp. Class A*	5,720	72,186
Northwest Natural Gas Co.	3,432	105,534
Novastar Financial, Inc.	1,716	73,719
NPS Pharmaceuticals, Inc.*	2,574	79,125
Oceaneering International, Inc.*	2,002	56,056
Ocular Sciences, Inc.*	1,716	49,266
Odyssey Healthcare, Inc.*	2,860	83,684
Offshore Logistics, Inc.*	3,146	77,140
Ohio Casualty Corp.*	5,148	89,369
Old Dominion Freight Line, Inc.*	858	29,241
Olin Corp.	6,578	131,955
OM Group, Inc.*	4,576	119,845
OmniVision Technologies, Inc.*	2,002	110,611
Onyx Pharmaceuticals, Inc.*	2,288	64,590
Openwave Systems, Inc.*	5,720	62,920
Orbital Sciences Corp.*	4,290	51,566
Oriental Financial Group, Inc.	4,523	116,241
Oshkosh Truck Corp.	2,860	145,946
OSI Pharmaceuticals, Inc.*	4,576	147,393
Overseas Shipholding Group, Inc.	1,430	48,692
Owens & Minor, Inc.	4,862	106,526
P.F. Chang’s China Bistro, Inc.*	2,288	116,413
Pacer International, Inc.*	2,002	40,480
Pacific Capital Bancorp	3,146	115,836
Pacific Sunwear of California, Inc.*	6,578	138,927
PalmOne, Inc.*	2,574	30,245
Panera Bread Co.*	2,574	101,750
Parametric Technology Corp.*	20,306	80,006
PAREXEL International Corp.*	2,288	37,203
Park Electrochemical Corp.	4,290	113,642
Parkway Properties, Inc.	858	35,693
Patina Oil & Gas Corp.	4,004	196,157
Paxar Corp.*	4,862	65,151
Payless ShoeSource, Inc.*	9,438	126,469
Pediatrix Medical Group, Inc.*	2,002	110,290
Penn National Gaming, Inc.*	2,860	66,009
Pennsylvania REIT	3,146	114,200
Penwest Pharmaceuticals Co.*	6,292	108,726
Pep Boys-Manny, Moe & Jack	5,720	130,816
Per-Se Technologies, Inc.*	2,574	39,279

Common Stocks, continued

	Shares	Value

Perot Systems Corp.—Class A*	6,864	$92,527
Perrigo Co.	5,720	89,918
PETCO Animal Supplies, Inc.*	3,432	104,504
Philadelphia Consolidated Holding Corp.*	1,430	69,827
Photon Dynamics, Inc.*	6,578	264,698
Photronics, Inc.*	4,576	91,154
Pinnacle Systems, Inc.*	6,864	58,550
Plains Exploration & Production Co.*	3,432	52,818
Planar Systems, Inc.*	2,574	62,600
Plantronics, Inc.*	10,582	345,502
Plexus Corp.*	3,718	63,838
PNM Resources, Inc.	3,718	104,476
PolyMedica Corp.	1,716	45,148
PolyOne Corp.*	8,580	54,826
Post Properties, Inc.	5,148	143,732
Potlatch Corp.	2,288	79,554
Power Integrations, Inc.*	2,288	76,556
Power-One, Inc.*	6,006	65,045
Powerwave Technologies, Inc.*	6,292	48,134
Prentiss Properties Trust	2,860	94,351
Price Communications Corp.*	10,582	145,291
PRICELINE.COM, Inc.*	1,716	30,716
PRIMEDIA, Inc.*	14,014	39,660
Priority Healthcare Corp.—Class B*	3,146	75,850
ProAssurance Corp.*	2,002	64,364
Progress Software Corp.*	2,288	46,812
ProQuest Co.*	3,718	109,495
Provident Bankshares Corp.	7,436	218,915
Provident Financial Services, Inc.	7,436	140,540
Province Healthcare Co.*	4,290	68,640
PS Business Parks, Inc.	2,574	106,203
PSS World Medical, Inc.*	6,292	75,944
Quanex Corp.	1,430	65,923
Quanta Services, Inc.*	6,864	50,107
Quantum Corp.*	13,442	41,939
Quest Software, Inc.*	3,718	52,796
Quiksilver, Inc.*	8,294	147,053
R & G Financial Corp.—Class B	2,860	113,828
RAIT Investment Trust	2,574	65,894
Ralcorp Holdings, Inc.*	5,720	179,380
RARE Hospitality International, Inc.*	3,432	83,878
Rayovac Corp.*	2,860	59,917
Reckson Associates Realty Corp.	4,576	111,197
Redwood Trust, Inc.	2,574	130,888
Regal-Beloit Corp.	2,002	44,044
Regeneron Pharmaceuticals, Inc.*	3,146	46,278
RehabCare Group, Inc.*	2,860	60,804
Reliance Steel & Aluminum Co.	2,288	75,984
REMEC, Inc.*	8,008	67,347
Remington Oil & Gas Corp.*	2,002	39,419
Republic Bancorp, Inc.	4,862	65,588
Resources Connection, Inc.*	1,716	46,864
Retek, Inc.*	10,010	92,893
Rewards Network, Inc.*	2,002	21,341
RF Micro Devices, Inc.*	16,302	163,835
RLI Corp.	1,716	64,281
Rock-Tenn Co.	2,288	39,491
Rogers Corp.*	1,430	63,092
Rollins, Inc.	2,860	64,493
Roper Industries, Inc.	4,290	211,324

See accompanying notes to the financial statements.

84

PROFUNDS VP ProFund VP UltraSmall-Cap	Schedule of Portfolio Investments December 31, 2003

Common Stocks, continued

	Shares	Value

Roxio, Inc.*	23,166	$110,965
Royal Gold, Inc.	1,430	29,930
RSA Security, Inc.*	4,290	60,918
Ruddick Corp.	2,860	51,194
Rudolph Technologies, Inc.*	5,434	133,350
Russell Corp.	2,288	40,177
Ryan’s Family Steak Houses, Inc.*	4,004	60,621
SafeNet, Inc.*	858	26,401
Saga Communications, Inc.*	3,146	58,295
Saxon Capital, Inc.*	2,574	53,925
ScanSource, Inc.*	858	39,142
School Specialty, Inc.*	1,430	48,634
Schulman (A.), Inc.	2,574	54,878
Scientific Games Corp.—Class A*	4,576	77,838
SCP Pool Corp.*	1,716	56,079
Seacoast Financial Services Corp.	2,288	62,714
SEACOR SMIT, Inc.*	2,574	108,185
Select Comfort Corp.*	1,716	42,488
Select Medical Corp.	4,004	65,185
Selective Insurance Group, Inc.	2,574	83,295
Semtech Corp.*	6,578	149,518
Senior Housing Properties Trust	4,290	73,917
Sensient Technologies Corp.	5,434	107,430
SERENA Software, Inc.*	2,002	36,737
Serologicals Corp.*	8,866	164,908
Sharper Image Corp.*	3,432	112,055
Shaw Group, Inc.*	13,442	183,081
Shuffle Master, Inc.*	5,720	198,026
Sierra Health Services, Inc.*	5,434	149,163
Sierra Pacific Resources*	11,154	81,870
Silicon Storage Technology, Inc.*	7,436	81,796
Silicon Valley Bancshares*	2,574	92,844
Simpson Manufacturing Co., Inc.*	1,430	72,730
Sinclair Broadcast Group—Class A*	4,862	72,541
Six Flags, Inc.*	8,866	66,672
SkyWest, Inc.	5,434	98,464
Skyworks Solutions, Inc.*	13,156	114,457
SL Green Realty Corp.	4,004	164,364
Smith (A.O.) Corp.	1,430	50,122
Sohu.com, Inc.*	2,574	77,246
Sola International, Inc.*	2,002	37,638
Solutia, Inc.*	10,010	3,604
Sonic Automotive, Inc.	4,004	91,772
Sonic Corp.*	3,718	113,845
SonoSite, Inc.*	4,862	104,241
Sonus Networks, Inc.*	18,876	142,703
Sotheby’s Holdings, Inc.—Class A*	4,004	54,695
Sourcecorp*	1,430	36,651
South Financial Group, Inc.	4,290	119,519
South Jersey Industries, Inc.	2,002	81,081
Southern Union Co.*	7,722	142,085
Southwest Bancorporation of Texas, Inc.	2,574	100,000
Southwest Gas Corp.	3,718	83,469
Southwestern Energy Co.*	4,862	116,202
Sovran Self Storage, Inc.	1,144	42,500
Spartech Corp.	2,002	49,329
Spherion Corp.*	8,008	78,398
Spinnaker Exploration Co.*	4,004	129,209
St. Mary Land & Exploration Co.	2,574	73,359
Stage Stores, Inc.*	1,144	31,918

Common Stocks, continued

	Shares	Value

Standard Pacific Corp.	4,290	$208,280
Staten Island Bancorp, Inc.	13,442	302,446
Steel Dynamics, Inc.*	3,432	80,618
Sterling Bancorp	6,864	195,624
Sterling Bancshares, Inc.	3,718	49,561
Sterling Financial Corp.*	1,144	39,159
Stewart & Stevenson Services, Inc.	4,004	56,256
Stewart Enterprises, Inc.—Class A*	9,152	51,983
Stewart Information Services Corp.	1,430	57,987
Stone Energy Corp.*	3,432	145,688
Strayer Education, Inc.	858	93,376
Stride Rite Corp.	4,576	52,075
Summit Properties, Inc.	2,574	61,827
Sun Communities, Inc.	1,144	44,273
Sunrise Assisted Living, Inc.*	3,432	132,956
Superior Energy Services, Inc.*	4,576	43,014
Superior Industries International, Inc.	3,146	136,914
SurModics, Inc.*	1,144	27,342
Susquehanna Bancshares, Inc.	3,718	92,987
Swift Energy Co.*	10,010	168,669
SWS Group, Inc.	2,574	45,817
Sybase, Inc.*	12,870	264,864
Sybron Dental Special, Inc.*	3,432	96,439
Sycamore Networks, Inc.*	15,730	82,425
Sylvan Learning Systems, Inc.*	3,146	90,573
Symyx Technologies, Inc.*	2,002	41,141
Take-Two Interactive Software, Inc.*	3,432	98,876
Tanger Factory Outlet Centers, Inc.	1,716	69,841
Tanox, Inc.*	2,288	33,977
Taubman Centers, Inc.	4,004	82,482
Techne Corp.*	5,434	205,297
Technitrol, Inc.*	5,148	106,770
Tecumseh Products Co.	1,430	69,255
Tekelec*	4,862	75,604
Teledyne Technologies, Inc.*	4,290	80,867
Telik, Inc.*	2,860	65,809
Terex Corp.*	4,004	114,034
Terrayon Communication Systems, Inc.*	6,292	28,314
Tesoro Petroleum Corp.*	5,434	79,173
Tetra Tech, Inc.*	4,576	113,759
TETRA Technologies, Inc.*	1,716	41,596
Texas Industries, Inc.	2,002	74,074
Texas Regional Bancshares, Inc.—Class A	2,002	74,074
The Medicines Co.*	4,004	117,958
The Men’s Wearhouse, Inc.*	3,146	78,681
The Phoenix Companies, Inc.	8,866	106,747
The Sports Authority, Inc.*	1,716	65,894
The Warnaco Group, Inc.*	13,156	209,838
Thomas & Betts Corp.	9,152	209,489
Thor Industries, Inc.	1,716	96,474
Thoratec Corp.*	4,576	59,534
THQ, Inc.*	3,432	58,035
Tibco Software, Inc.*	8,008	54,214
Titan Corp.*	10,296	224,555
Tom Brown, Inc.*	2,860	92,235
Too, Inc.*	13,442	226,901
Toro Co.	3,146	145,974
Town & Country Trust	2,574	65,251
Tractor Supply Co.*	2,574	100,103
Transaction Systems Architects, Inc.*	3,146	71,194

See accompanying notes to the financial statements.

85

PROFUNDS VP ProFund VP UltraSmall-Cap	Schedule of Portfolio Investments December 31, 2003

Common Stocks, continued

	Shares	Value

Tredegar Corp.	2,860	$44,416
Trimble Navigation, Ltd.*	2,860	106,506
Trimeris, Inc.*	2,574	54,003
Trinity Industries, Inc.	3,146	97,023
TriQuint Semiconductor, Inc.*	12,870	90,991
Triumph Group, Inc.*	2,288	83,283
Trust Co. of New Jersey	1,716	68,091
TrustCo Bank Corp. NY	12,012	157,958
Tuesday Morning Corp.*	1,144	34,606
Tularik, Inc.*	4,004	64,665
Tupperware Corp.	10,868	188,451
UCBH Holdings, Inc.	4,004	156,036
UICI*	3,432	45,577
UIL Holdings Corp.	7,436	335,363
Ultratech Stepper, Inc.*	1,716	50,399
UMB Financial Corp.	1,430	67,982
Umpqua Holdings Corp.	2,574	53,513
Unisource Energy Corp.	2,574	63,475
Unit Corp.*	3,432	80,824
United Auto Group, Inc.	1,430	44,759
United National Bancorp	1,716	61,313
United Natural Foods, Inc.*	1,716	61,622
United Online, Inc.*	3,718	62,425
United Rentals, Inc.*	7,150	137,710
United Stationers, Inc.*	2,860	117,031
United Surgical Partners International, Inc.*	1,430	47,876
United Therapeutics Corp.*	1,430	32,819
Universal Compression Holdings, Inc.*	2,574	67,336
Universal Corp.	2,288	101,061
Universal Forest Products, Inc.	1,430	46,017
Universal Health Realty Income Trust	6,864	206,606
Unizan Financial Corp.	2,002	40,541
Unova, Inc.*	4,290	98,456
Urban Outfitters, Inc.*	2,288	84,770
US Oncology, Inc.*	6,578	70,779
USEC, Inc.	7,722	64,865
USF Corp.	2,574	88,005
USG Corp.*	3,432	56,868
ValueClick, Inc.*	6,292	57,131
Varian Semiconductor Equipment Associates, Inc.*	4,576	199,926
Varian, Inc.*	3,718	155,152
VCA Antech, Inc.*	2,860	88,603
Veeco Instruments, Inc.*	2,002	56,456
Ventana Medical Systems, Inc.*	1,144	45,074
Ventas, Inc.	7,436	163,592
Vertex Pharmaceuticals, Inc.*	7,150	73,145
Viasys Healthcare, Inc.*	2,860	58,916
Vicuron Pharmaceuticals, Inc.*	4,290	80,009
Vignette Corp.*	20,020	45,445
Vintage Petroleum, Inc.	4,576	55,049
Visteon Corp.	12,298	128,022
VISX, Inc.*	6,578	152,281
Vitesse Semiconductor Corp.*	19,734	115,839
W Holding Co., Inc.	6,292	117,094
W-H Energy Services, Inc.*	2,002	32,432
Wabash National Corp.*	2,288	67,038
Wabtec Corp.	2,860	48,734
Washington Group International, Inc.*	2,288	77,723

Common Stocks, continued

	Shares	Value

Washington REIT	4,576	$133,619
Waste Connections, Inc.*	2,574	97,220
Watson Wyatt & Company Holdings*	3,146	75,976
Wausau-Mosinee Paper Corp.	3,432	46,401
Waypoint Financial Corp.	3,718	80,643
WD-40 Co.	1,430	50,565
WebEx Communications, Inc.*	2,288	45,989
webMethods, Inc.*	4,290	39,254
Websense, Inc.*	1,716	50,176
Weis Markets, Inc.	858	31,145
Wesbanco, Inc.	2,574	71,274
Westar Energy, Inc.	6,292	127,413
Westcorp	1,144	41,813
Western Wireless Corp.—Class A*	4,862	89,266
WFS Financial, Inc.*	1,144	48,574
White Electronic Designs Corp.*	23,166	203,862
Wilson Greatbatch Technologies, Inc.*	3,718	157,159
Wind River Systems, Inc.*	6,578	57,623
Winnebago Industries, Inc.	1,144	78,650
Wintrust Financial Corp.	1,430	64,493
Wireless Facilities, Inc.*	2,574	38,250
WMS Industries, Inc.*	4,004	104,904
Wolverine World Wide, Inc.	5,434	110,745
Woodward Governor Co.	572	32,507
Wright Medical Group, Inc.*	2,574	78,353
Yankee Candle Co., Inc.*	2,860	78,164
Yellow Roadway Corp.*	3,183	115,129
York International Corp.	4,576	168,397
Zale Corp.*	2,860	152,152
Zoran Corp.*	8,580	149,206

TOTAL COMMON STOCKS (Cost $67,113,927)		73,967,385

U.S. Government Agency Obligations (22.3%)

	Principal Amount
Federal National Mortgage Association, 0.50%, 01/02/04	$19,643,000	19,642,727

TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS (Cost $19,642,727)		19,642,727

TOTAL INVESTMENT SECURITIES (Cost $86,756,654)—106.2%		93,610,112
Net other assets (liabilities)—(6.2)%		(5,444,882)

NET ASSETS—100.0%		$88,165,230

See accompanying notes to the financial statements.

86

PROFUNDS VP ProFund VP UltraSmall-Cap	Schedule of Portfolio Investments December 31, 2003

Futures Contracts Purchased

	Contracts	Unrealized Appreciation (Depreciation)
Russell 2000 Futures Contract expiring March 2004 (Underlying face amount at value $60,882,000)	219	$1,246,624
Futures Contracts Sold
E-Mini Russell 2000 Futures Contract expiring March 2004 (Underlying face amount at value $1,334,400)	24	$3,504
Swap Agreements

	Units	Unrealized Appreciation (Depreciation)
Equity Index Swap Agreement based on the Russell 2000 Index expiring 03/26/04 (Underlying notional amount at value $7,400,868)	13,289	$30,118
Equity Index Swap Agreement based on the Russell 2000 Index expiring 02/27/04 (Underlying notional amount at value $35,125,135)	63,071	291,909

ProFund VP UltraSmall-Cap invested, as a percentage of net assets, in the following industries, as of December 31, 2003:

Advertising	0.4%
Aerospace/Defense	1.1%
Agriculture	0.3%
Airlines	0.9%
Apparel	1.1%
Auto Manufacturers	0.2%
Auto Parts & Equipment	1.0%
Banks	4.6%
Biotechnology	1.5%
Building Materials	0.7%
Chemicals	2.4%
Coal	0.5%
Commercial Services	2.8%
Computers	2.2%
Distribution/Wholesale	0.6%
Diversified Financial Services	1.1%
Electric	1.9%
Electrical Components & Equipment	0.7%
Electronics	3.4%

Engineering & Construction	0.5%
Entertainment	0.9%
Environmental Control	0.3%
Food	1.2%
Forest Products & Paper	0.5%
Gas	1.0%
Hand/Machine Tools	0.4%
Healthcare—Products	3.1%
Healthcare—Services	1.9%
Home Builders	0.9%
Household Products/Wares	1.2%
Housewares	0.2%
Insurance	1.9%
Internet	2.4%
Iron/Steel	0.5%
Leisure Time	0.5%
Lodging	0.4%
Machinery—Construction & Mining	0.3%
Machinery—Diversified	1.3%
Media	1.0%
Metal Fabricate/Hardware	0.8%
Mining	0.3%
Miscellaneous Manufacturing	1.5%
Office/Business Equipment	0.1%
Oil & Gas	2.4%
Oil & Gas Services	0.7%
Packaging & Containers	0.2%
Pharmaceuticals	3.6%
Pipelines	0.1%
Real Estate	0.2%
Real Estate Investment Trust	6.5%
Retail	5.7%
Savings & Loans	2.3%
Semiconductors	3.8%
Software	3.4%
Telecommunications	3.0%
Textiles	0.1%
Transportation	1.2%
Trucking & Leasing	0.1%
Water	0.1%
Other**	16.1%

*	Non-income producing security
**	Including debt securities, repurchase agreements, options purchased, and net other assets (liabilities).
(a)	Escrowed Security

See accompanying notes to the financial statements.

87

PROFUNDS VP

ProFund VP UltraSmall-Cap

Statement of Assets and Liabilities

December 31, 2003
Assets:
Investment securities, at value (cost $86,756,654)	$93,610,112
Cash	1,116,547
Segregated cash balances with brokers for futures contracts	4,866,723
Dividends and interest receivable	95,202
Receivable for investments sold	46,478,925
Receivable for capital shares issued	212
Unrealized appreciation on swap agreements	322,027
Prepaid expenses	256

Total Assets	146,490,004

Liabilities:
Payable for capital shares redeemed	56,879,713
Variation margin on futures contracts	1,259,861
Advisory fees payable	70,806
Management services fees payable	14,161
Administration fees payable	3,820
Administrative services fees payable	41,187
Distribution fees payable	22,143
Other accrued expenses	33,083

Total Liabilities	58,324,774

Net Assets	$88,165,230

Net Assets consist of:
Capital	$66,950,248
Accumulated net realized gains (losses) on investments	12,789,369
Net unrealized appreciation (depreciation) on investments	8,425,613

Net Assets	$88,165,230

Shares of Beneficial Interest Outstanding	3,019,117

Net Asset Value (offering and redemption price per share)	$29.20

Statement of Operations

For the year ended December 31, 2003
Investment Income:
Dividends	$461,871
Interest	254,086

Total Investment Income	715,957

Expenses:
Advisory fees	407,248
Management services fees	81,450
Administration fees	25,619
Transfer agency and administrative service fees	301,040
Distribution fees	135,285
Custody fees	53,283
Fund accounting fees	45,278
Other fees	39,076

Total Gross Expenses before reductions	1,088,279
Less Expenses reduced by the Advisor	(13,984)

Total Net Expenses	1,074,295

Net Investment Income (Loss)	(358,338)

Realized and Unrealized Gains (Losses) on Investments:
Net realized gains (losses) on investment securities	2,974,482
Net realized gains (losses) on futures contracts	9,913,690
Net realized gains (losses) on swap agreements	11,614,386
Change in net unrealized appreciation/depreciation on investments	8,893,996

Net Realized and Unrealized Gains (Losses) on Investments	33,396,554

Change in Net Assets Resulting from Operations	$33,038,216

See accompanying notes to the financial statements.

88

PROFUNDS VP

ProFund VP UltraSmall-Cap

Statements of Changes in Net Assets

	For the year ended December 31, 2003	For the year ended December 31, 2002
From Investment Activities:
Operations:
Net investment income (loss)	$(358,338)	$(322,840)
Net realized gains (losses) on investments	24,502,558	(12,936,146)
Change in net unrealized appreciation/depreciation on investments	8,893,996	(12,513,542)

Change in net assets resulting from operations	33,038,216	(25,772,528)

Capital Transactions:
Proceeds from shares issued	654,391,278	914,822,517
Cost of shares redeemed	(629,825,235)	(947,529,845)

Change in net assets resulting from capital transactions	24,566,043	(32,707,328)

Change in net assets	57,604,259	(58,479,856)
Net Assets:
Beginning of period	30,560,971	89,040,827

End of period	$88,165,230	$30,560,971

Accumulated net investment income (loss)	$—	$22,364

Share Transactions:
Issued	30,573,273	45,257,718
Redeemed	(29,641,933)	(46,661,053)

Change in shares	931,340	(1,403,335)

See accompanying notes to the financial statements.

89

PROFUNDS VP

ProFund VP UltraSmall-Cap

Financial Highlights

Selected data for a share of beneficial interest outstanding throughout the periods indicated.

	For the year ended December 31, 2003		For the year ended December 31, 2002		For the year ended December 31, 2001		For the year ended December 31, 2000		For the period October 18, 1999(a) through December 31, 1999
Net Asset Value, Beginning of Period	$14.64		$25.51		$27.61		$35.99		$30.00

Net investment income (loss)	(0.14	)(b)	(0.16	)(b)	(0.17	)(b)	(0.04	)(b)	0.06	(b)
Net realized and unrealized gains (losses) on investments	14.70		(10.71)		(1.93)		(7.90)		5.93

Total income (loss) from investment activities	14.56		(10.87)		(2.10)		(7.94)		5.99

Distributions to Shareholders From:
Net investment income	—		—		—		(0.02)		—
Net realized gains on investments	—		—		—		(0.42)		—

Total distributions	—		—		—		(0.44)		—

Net Asset Value, End of Period	$29.20		$14.64		$25.51		$27.61		$35.99

Total Return	99.45%		(42.61)%		(7.61)%		(22.14)%		19.97	%(c)
Ratios to Average Net Assets:
Gross expenses(d)	2.00%		2.15%		2.11%		2.24%		2.53%
Net expenses(d)	1.98%		1.98%		2.11%		1.95%		1.70%
Net investment income (loss)(d)	(0.66)%		(0.78)%		(0.69)%		(0.12)%		1.75%
Supplemental Data:
Net assets, end of period (000’s)	$88,165		$30,561		$89,041		$33,388		$9,804
Portfolio turnover rate(e)	572%		1,511%		842%		1,971%		686	%(c)

(a)	Commencement of operations
(b)	Per share net investment income (loss) has been calculated using the daily average shares method.
(c)	Not annualized for periods less than one year.
(d)	Annualized for periods less than one year.
(e)	Portfolio turnover rate is calculated without regard to instruments (including options, swap agreements and futures contracts) having a maturity of less than one year.

See accompanying notes to the financial statements.

90

ProFund VP UltraOTC

The ProFund VP UltraOTC seeks daily investment results, before fees and expenses, that correspond to twice the daily performance of the NASDAQ-100® Index. For the year ended December 31, 2003, the Fund had a total return of 102.67%1, compared to a return of 49.12%2 for the Index. For the year, the Fund achieved an average daily statistical correlation of over 0.99 to 200% the daily performance of the Index.3

The Fund applies a mathematical approach to investing. In doing so it takes positions in securities and/or financial instruments that, in combination, should have similar daily return characteristics as twice that of the Index. The NASDAQ-100 Index represents the largest non-financial domestic and international issues listed on The NASDAQ Stock Market. To be eligible for inclusion companies cannot be in bankruptcy proceedings and must meet certain additional criteria including minimum trading volume and “seasoning,” requirements. The Index is calculated under a modified capitalization-weighted methodology.

The NASDAQ-100 Index stayed true to form in 2003 with a 44% technology allocation. This heavy weighting in technology, as well as in mid-cap issues, allowed the index to beat the broader market indices such as the S&P 500. This index is typically much more sensitive to changes in the economy than are the broader indices, such that it tends to outperform in years that the broader market does well, and underperform in years that the broader market does poorly. This year was no exception. Of the ten highest weighted constituents of the Index at the beginning of the year, the top performer in terms of stock price return was Intel Corp (+105.85%) while the worst was Microsoft Corp. (+5.88%). Since this Fund has a daily investment objective that is greater than 100% of the daily performance of the benchmark index, it was impacted proportionally more by the daily performance of the benchmark index and by the factors affecting the index.

Value of a $10,000 Investment*

* The line graph represents historical performance of a hypothetical investment of $10,000 in the ProFund VP UltraOTC from October 18, 1999 to December 31, 2003 assuming the reinvestment of distributions.

Average Annual Total Return as of 12/31/031

	1 Year	3 Year	Since Inception (10/18/99)

ProFund VP UltraOTC	102.67%	(41.82)%	(39.15)%

NASDAQ-100 Index	49.12%	(14.42)%	(10.70)%

1 Past performance does not guarantee future results. Total return calculations assume the reinvestment of distributions and do not reflect the effect of taxes. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and net asset value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. During the period, certain fees were reduced. If such fee reductions had not occurred, the quoted performance would be lower. Performance numbers are net of all Fund expenses but do not include any insurance, sales, or administrative charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower.

2 The NASDAQ-100 Index is a price return index and does not reflect the reinvestment of dividends, the impact of transaction costs, nor the deduction of expenses associated with a mutual fund such as investment management and accounting fees. It is not possible to invest directly in an index. The Fund’s performance does reflect the reinvestment of dividends, the impact of transaction costs and the deduction of fees and expenses.

3 1.00 equals perfect correlation.

The above information is not covered by the Report of Independent Auditors.

91

PROFUNDS VP ProFund VP UltraOTC	Schedule of Portfolio Investments December 31, 2003

Common Stocks (80.8%)

	Shares	Value
Adobe Systems, Inc.	17,892	$703,156
Altera Corp.*	42,316	960,573
Amazon.com, Inc.*	20,732	1,091,332
American Power Conversion Corp.*	15,620	381,909
Amgen, Inc.*	47,144	2,913,499
Apollo Group, Inc.—Class A*	13,916	946,288
Apple Computer, Inc.*	39,760	849,671
Applied Materials, Inc.*	66,740	1,498,313
ATI Technologies, Inc.*	18,744	283,409
BEA Systems, Inc.*	29,252	359,800
Bed Bath & Beyond, Inc.*	31,240	1,354,254
Biogen Idec, Inc.	29,536	1,086,334
Biomet, Inc.	26,980	982,342
Broadcom Corp.—Class A*	16,188	551,849
C.H. Robinson Worldwide, Inc.	6,532	247,628
Career Education Corp.*	7,952	318,637
CDW Corp.*	6,816	393,692
Cephalon, Inc.*	3,976	192,478
Check Point Software Technologies, Ltd.*	19,028	320,051
Chiron Corp.*	20,448	1,165,332
Cintas Corp.	16,188	811,504
Cisco Systems, Inc.*	193,120	4,690,886
Citrix Systems, Inc.*	15,336	325,277
Comcast Corp.—Special Class A*	74,408	2,445,791
Compuware Corp.*	18,460	111,498
Comverse Technology, Inc.*	15,336	269,760
Costco Wholesale Corp.*	19,028	707,461
Dell, Inc.	73,272	2,488,318
DENTSPLY International, Inc.	5,964	269,394
Dollar Tree Stores, Inc.*	8,520	256,111
eBay, Inc.*	37,488	2,421,350
EchoStar Communications Corp.— Class A*	19,880	675,920
Electronic Arts, Inc.*	23,288	1,112,701
Expeditors International of Washington, Inc.	7,952	299,472
Express Scripts, Inc.—Class A*	5,396	358,456
Fastenal Co.	5,680	283,659
First Health Group Corp.*	7,668	149,219
Fiserv, Inc.*	19,028	751,796
Flextronics International, Ltd.*	44,588	661,685
Garmin, Ltd.*	7,668	417,753
Gentex Corp.*	6,248	275,912
Genzyme Corp.—General Division*	21,868	1,078,967
Gilead Sciences, Inc.*	15,620	908,148
Henry Schein, Inc.*	3,124	211,120
Intel Corp.	177,216	5,706,356
InterActiveCorp*	59,356	2,013,949
Intersil Corp.—Class A*	10,792	268,181
Intuit, Inc.*	20,164	1,066,877
Invitrogen Corp.*	3,692	258,440
JDS Uniphase Corp.*	124,676	455,067
Juniper Networks, Inc.*	19,880	371,358
KLA-Tencor Corp.*	18,176	1,066,386
Lam Research Corp.*	10,508	339,408
Lamar Advertising Co.*	6,532	243,774
Level 3 Communications, Inc.*	51,972	296,240
Lincare Holdings, Inc.*	7,384	221,742
Linear Technology Corp.	32,944	1,385,954
Marvell Technology Group Ltd.*	9,372	355,480
Maxim Integrated Products, Inc.	35,784	1,782,043

Common Stocks, continued

	Shares	Value
MedImmune, Inc.*	21,016	$533,806
Mercury Interactive Corp.*	7,384	359,158
Microchip Technology, Inc.	13,348	445,289
Microsoft Corp.	289,112	7,962,144
Millennium Pharmaceuticals, Inc.*	25,560	477,205
Molex, Inc.	7,668	267,537
Network Appliance, Inc.*	28,116	577,221
Nextel Communications, Inc.—Class A*	105,932	2,972,452
Novellus Systems, Inc.*	12,212	513,515
NVIDIA Corp.*	13,632	316,944
Oracle Corp.*	169,264	2,234,285
PACCAR, Inc.	10,224	870,267
PanAmSat Corp.*	15,904	342,890
Patterson Dental Co.*	5,112	327,986
Patterson-UTI Energy, Inc.*	6,532	215,033
Paychex, Inc.	28,116	1,045,915
PeopleSoft, Inc.*	40,328	919,478
Petsmart, Inc.*	11,076	263,609
Pixar Animation Studios*	4,260	295,175
QLogic Corp.*	7,668	395,669
Qualcomm, Inc.	74,976	4,043,456
Research in Motion Ltd.*	6,248	417,554
Ross Stores, Inc.	11,928	315,257
Ryanair Holdings PLC ADR	4,828	244,490
Sandisk Corp.*	5,680	347,275
Sanmina-SCI Corp.*	42,600	537,186
Siebel Systems, Inc.*	45,440	630,253
Sigma-Aldrich Corp.	5,396	308,543
Smurfit-Stone Container Corp.*	19,028	353,350
Staples, Inc.*	25,844	705,541
Starbucks Corp.*	42,600	1,408,356
Sun Microsystems, Inc.*	109,056	489,661
Symantec Corp.*	24,992	865,973
Synopsys, Inc.*	11,360	383,514
Tellabs, Inc.*	18,460	155,618
Teva Pharmaceutical Industries, Ltd. ADR	15,052	853,599
VeriSign, Inc.*	17,892	291,640
Veritas Software Corp.*	34,080	1,266,413
Whole Foods Market, Inc.*	4,544	305,039
Xilinx, Inc.*	35,500	1,375,270
Yahoo!, Inc.*	24,708	1,116,060

TOTAL COMMON STOCKS (Cost $68,290,961)		92,163,586

U.S. Government Agency Obligations (16.3%)

	Principal Amount
Federal National Mortgage Association, 0.50%, 01/02/04	$18,616,000	18,615,741

TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS (Cost $18,615,741)		18,615,741

TOTAL INVESTMENT SECURITIES (Cost $86,906,702)—97.1%		110,779,327
Net other assets (liabilities)—2.9%		3,298,019

NET ASSETS—100.0%		$114,077,346

See accompanying notes to the financial statements.

92

PROFUNDS VP ProFund VP UltraOTC	Schedule of Portfolio Investments December 31, 2003

Futures Contracts Purchased

	Contracts	Unrealized Appreciation (Depreciation)
NASDAQ Futures Contract expiring March 2004 (Underlying face amount at value $19,617,600)	134	$611,977
Swap Agreements

	Units	Unrealized Appreciation (Depreciation)
Equity Index Swap Agreement based on the NASDAQ-100 Index expiring 03/26/04 (Underlying notional amount at value $66,964,526)	45,619	$1,092,407
Equity Index Swap Agreement based on the NASDAQ-100 Index expiring 01/27/04 (Underlying notional amount at value $28,761,403)	19,593	433,408
Equity Index Swap Agreement based on the NASDAQ-100 Index expiring 01/27/04 (Underlying notional amount at value $21,197,122)	14,440	345,809

ProFund VP UltraOTC invested, as a percentage of net assets, in the following industries, as of December 31, 2003:

Advertising	0.2%
Airlines	0.2%
Auto Manufacturers	0.8%
Biotechnology	6.1%
Chemicals	0.3%
Commercial Services	2.2%
Computers	6.0%
Distribution/Wholesale	0.6%
Electrical Components & Equipment	0.6%
Electronics	1.7%
Food	0.3%
Healthcare—Products	1.6%
Healthcare—Services	0.2%
Internet	7.1%
Media	2.1%
Oil & Gas	0.2%
Packaging & Containers	0.3%
Pharmaceuticals	2.5%
Retail	4.4%
Semiconductors	15.0%
Software	14.7%
Telecommunications	12.5%
Textiles	0.7%
Transportation	0.5%
Other**	19.2%

*	Non-income producing security
**	Including debt securities, repurchase agreements, options purchased, and net other assets (liabilities).
ADR	American Depositary Receipt

See accompanying notes to the financial statements.

93

PROFUNDS VP

ProFund VP UltraOTC

Statement of Assets and Liabilities

December 31, 2003
Assets:
Investment securities, at value (cost $86,906,702)	$110,779,327
Cash	3,413
Segregated cash balances with brokers for futures contracts	2,706,727
Dividends and interest receivable	14,038
Receivable for capital shares issued	2,142,725
Unrealized appreciation on swap agreements	1,871,624
Prepaid expenses	524

Total Assets	117,518,378

Liabilities:
Payable for capital shares redeemed	3,138,519
Variation margin on futures contracts	95,612
Advisory fees payable	78,912
Management services fees payable	15,782
Administration fees payable	4,394
Administrative services fees payable	47,406
Distribution fees payable	25,261
Other accrued expenses	35,146

Total Liabilities	3,441,032

Net Assets	$114,077,346

Net Assets consist of:
Capital	$150,739,420
Accumulated net realized gains (losses) on investments	(63,018,300)
Net unrealized appreciation (depreciation) on investments	26,356,226

Net Assets	$114,077,346

Shares of Beneficial Interest Outstanding	37,552,573

Net Asset Value (offering and redemption price per share)	$3.04

Statement of Operations

For the year ended December 31, 2003
Investment Income:
Dividends	$129,731
Interest	100,310

Total Investment Income	230,041

Expenses:
Advisory fees	486,390
Management services fees	97,278
Administration fees	30,743
Transfer agency and administrative service fees	359,970
Distribution fees	161,256
Custody fees	47,918
Fund accounting fees	49,948
Other fees	46,850

Total Gross Expenses before reductions	1,280,353
Less Expenses reduced by the Advisor	(17,214)

Total Net Expenses	1,263,139

Net Investment Income (Loss)	(1,033,098)

Realized and Unrealized Gains (Losses) on Investments:
Net realized gains (losses) on investment securities	2,524,009
Net realized gains (losses) on futures contracts	9,545,519
Net realized gains (losses) on swap agreements	12,693,978
Change in net unrealized appreciation/depreciation on investments	21,201,036

Net Realized and Unrealized Gains (Losses) on Investments	45,964,542

Change in Net Assets Resulting from Operations	$44,931,444

See accompanying notes to the financial statements.

94

PROFUNDS VP

ProFund VP UltraOTC

Statements of Changes in Net Assets

	For the year ended December 31, 2003	For the year ended December 31, 2002
From Investment Activities:
Operations:
Net investment income (loss)	$(1,033,098)	$(901,925)
Net realized gains (losses) on investments	24,763,506	(62,271,783)
Change in net unrealized appreciation/depreciation on investments	21,201,036	(4,586,398)

Change in net assets resulting from operations	44,931,444	(67,760,106)

Capital Transactions:
Proceeds from shares issued	658,511,166	707,471,957
Cost of shares redeemed	(642,553,762)	(688,654,704)

Change in net assets resulting from capital transactions	15,957,404	18,817,253

Change in net assets	60,888,848	(48,942,853)
Net Assets:
Beginning of period	53,188,498	102,131,351

End of period	$114,077,346	$53,188,498

Accumulated net investment income (loss)	$—	$2,928

Share Transactions:
Issued	314,244,296	287,626,436
Redeemed	(312,092,062)	(273,382,614)

Change in shares	2,152,234	14,243,822

See accompanying notes to the financial statements.

95

PROFUNDS VP

ProFund VP UltraOTC

Financial Highlights

Selected data for a share of beneficial interest outstanding throughout the periods indicated.

	For the year ended December 31, 2003		For the year ended December 31, 2002		For the year ended December 31, 2001		For the year ended December 31, 2000		For the period October 18, 1999(a) through December 31, 1999
Net Asset Value, Beginning of Period	$1.50		$4.83		$15.44		$70.93		$30.00

Investment Activities:
Net investment income (loss)	(0.04	)(b)	(0.04	)(b)	(0.11	)(b)	(0.40	)(b)	(0.06)
Net realized and unrealized gains (losses) on investments	1.58		(3.29)		(10.50)		(51.29)		40.99

Total income (loss) from investment activities	1.54		(3.33)		(10.61)		(51.69)		40.93

Distributions to Shareholders From:
Net realized gains on investments	—		—		—		(3.80)		—

Net Asset Value, End of Period	$3.04		$1.50		$4.83		$15.44		$70.93

Total Return	102.67%		(68.94)%		(68.72)%		(73.37)%		136.43	%(c)
Ratios to Average Net Assets:
Gross expenses(d)	1.97%		2.08%		1.95%		1.65%		1.97%
Net expenses(d)	1.94%		1.98%		1.95%		1.65%		1.65%
Net investment income (loss)(d)	(1.59)%		(1.64)%		(1.60)%		(0.79)%		(0.77)%
Supplemental Data:
Net assets, end of period (000’s)	$114,077		$53,188		$102,131		$115,498		$67,898
Portfolio turnover rate(e)	768%		982%		465%		683%		101	%(c)

(a)	Commencement of operations
(b)	Per share net investment income (loss) has been calculated using the daily average shares method.
(c)	Not annualized for periods less than one year.
(d)	Annualized for periods less than one year.
(e)	Portfolio turnover rate is calculated without regard to instruments (including options, swap agreements and futures contracts) having a maturity of less than one year.

See accompanying notes to the financial statements.

96

ProFund VP Bear

The ProFund VP Bear seeks daily investment results, before fees and expenses, that correspond to the inverse of the daily performance of the S&P 500® Index. For the year ended December 31, 2003, the Fund had a total return of -24.59%1, compared to a return of 26.38%2 for the Index. For the year, the Fund achieved an average daily statistical correlation of over 0.99 to inverse the daily performance of the Index.3

The Fund applies a mathematical approach to investing. In doing so it takes positions in securities and/or financial instruments that, in combination, should have similar daily return characteristics as the inverse of the Index. The S&P 500 Index is a measure of large-cap U.S. stock market performance. It is a capitalization weighted index of 500 U.S. operating companies and REITS selected by an S&P committee through a non-mechanical process that factors criteria such as liquidity, price, market capitalization, financial viability, and public float. Reconstitution occurs both on a quarterly and on an ongoing basis.

The performance of the S&P 500 Index (and thus the Fund) was driven largely by systemic factors affecting the U.S. equity markets. Improving corporate profit projections and expectations that the interest rate environment would remain low supported higher equity valuations. Investor confidence in the improving economy seemed to outweigh any concerns over corporate scandals. Of the ten highest weighted constituents of the Index at the beginning of the year, the top performers in terms of stock price return were Citigroup (+37.94%), General Electric (+27.23%), and IBM (+19.59%), while the poorest performers were Merck (-13.77%), Johnson & Johnson (-3.82%), and WalMart (+5.03%.) Since this Fund is designed to have inverse (negative) daily correlation to the benchmark index, it was inversely affected by the daily performance of the index and the factors affecting the index.

Value of a $10,000 Investment*

* The line graph represents historical performance of a hypothetical investment of $10,000 in the ProFund VP Bear from January 22, 2001 to December 31, 2003 assuming the reinvestment of distributions.

Average Annual Total Return as of 12/31/031

	1 Year	Since Inception (1/22/01)

ProFund VP Bear	(24.59)%	2.17%

S&P 500 Index	26.38%	(6.22)%

1 Past performance does not guarantee future results. Total return calculations assume the reinvestment of distributions and do not reflect the effect of taxes. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and net asset value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. During the period, certain fees were reduced. If such fee reductions had not occurred, the quoted performance would be lower. Performance numbers are net of all Fund expenses but do not include any insurance, sales, or administrative charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower.

2 The S&P 500 Index is a price return index and does not reflect the reinvestment of dividends, the impact of transaction costs, nor the deduction of expenses associated with a mutual fund such as investment management and accounting fees. It is not possible to invest directly in an index. The Fund’s performance does reflect the reinvestment of dividends, the impact of transaction costs and the deduction of fees and expenses.

3 1.00 equals perfect correlation.

The above information is not covered by the Report of Independent Auditors.

97

PROFUNDS VP ProFund VP Bear	Schedule of Portfolio Investments December 31, 2003

U.S. Government Agency Obligations (38.4%)

	Principal Amount	Value
Federal Home Loan Bank, 0.50%, 01/02/04	$10,433,000	$10,432,855
Federal National Mortgage Association, 0.50%, 01/02/04	10,433,000	10,432,855

TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS (Cost $20,865,710)		20,865,710

U.S. Treasury Obligations (19.2%)
U. S. Treasury Bills, 0.50%, 01/02/04	10,433,000	10,432,855

TOTAL U.S. TREASURY OBLIGATIONS (Cost $10,432,855)		10,432,855

Repurchase Agreements (38.4%)
State Street Bank, 0.70%, 01/02/04, dated 12/31/03, with maturity value of $10,428,406 (Fully collateralized by a Federal Home Loan Mortgage Security)	10,428,000	10,428,000
UBS Bank, 0.70%, 01/02/04, dated 12/31/03, with maturity value of $10,433,406 (Fully collateralized by a Federal National Mortgage Association Security)	10,433,000	10,433,000

TOTAL REPURCHASE AGREEMENTS (Cost $20,861,000)		20,861,000

Options Purchased(NM)

	Contracts
S&P 500 Futures Call Option expiring January 2004 @ $1,375	250	875

TOTAL OPTIONS PURCHASED (Cost $4,250)		875

TOTAL INVESTMENT SECURITIES (Cost $52,163,815)—96.0%		52,160,440
Net other assets (liabilities)—4.0%		2,140,957

NET ASSETS—100.0%		$54,301,397

Futures Contracts Sold

	Contracts	Unrealized Appreciation (Depreciation)
S&P 500 Futures Contract expiring March 2004 (Underlying face amount at value $11,351,875)	41	$(403,610)
E-Mini S&P 500 Futures Contract expiring March 2004 (Underlying face amount at value $110,750)	2	(4,818)
Swap Agreements

	Units	Unrealized Appreciation (Depreciation)
Equity Index Swap Agreement based on the S&P 500 Index expiring 03/29/04 (Underlying notional amount at value $22,115,573)	19,890	$(328,707)
Equity Index Swap Agreement based on the S&P 500 Index expiring 01/29/04 (Underlying notional amount at value $20,832,052)	18,735	(311,286)

NM	Not meaningful, amount is less than 0.05%.

See accompanying notes to the financial statements.

98

PROFUNDS VP

ProFund VP Bear

Statement of Assets and Liabilities

December 31, 2003
Assets:
Investment securities, at value (cost $31,302,815)	$31,299,440
Repurchase agreements, at cost	20,861,000

Total Investments	52,160,440
Cash	28,951
Segregated cash balances with brokers for futures contracts	629,485
Interest receivable	406
Receivable for capital shares issued	2,279,453
Variation margin on futures contracts	4,139
Prepaid expenses	1,534

Total Assets	55,104,408

Liabilities:
Payable for capital shares redeemed	761
Unrealized depreciation on swap agreements	639,993
Advisory fees payable	51,752
Management services fees payable	10,350
Administration fees payable	3,058
Administrative services fees payable	33,371
Distribution fees payable	17,446
Other accrued expenses	46,280

Total Liabilities	803,011

Net Assets	$54,301,397

Net Assets consist of:
Capital	$84,955,697
Accumulated net realized gains (losses) on investments	(29,602,504)
Net unrealized appreciation (depreciation) on investments	(1,051,796)

Net Assets	$54,301,397

Shares of Beneficial Interest Outstanding	1,702,519

Net Asset Value (offering and redemption price per share)	$31.89

Statement of Operations

For the year ended December 31, 2003
Investment Income:
Interest	$1,188,036

Expenses:
Advisory fees	874,692
Management services fees	174,939
Administration fees	55,931
Transfer agency and administrative service fees	661,605
Distribution fees	291,048
Custody fees	62,851
Fund accounting fees	97,162
Other fees	90,962

Total Gross Expenses before reductions	2,309,190
Less Expenses reduced by the Advisor	(7,217)

Total Net Expenses	2,301,973

Net Investment Income (Loss)	(1,113,937)

Realized and Unrealized Gains (Losses) on Investments:
Net realized gains (losses) on investment securities	120,973
Net realized gains (losses) on futures contracts	(14,914,535)
Net realized gains (losses) on swap agreements	(13,297,420)
Change in net unrealized appreciation/depreciation on investments	(639,307)

Net Realized and Unrealized Gains (Losses) on Investments	(28,730,289)

Change in Net Assets Resulting from Operations	$(29,844,226)

See accompanying notes to the financial statements.

99

PROFUNDS VP

ProFund VP Bear

Statements of Changes in Net Assets

	For the year ended December 31, 2003	For the year ended December 31, 2002
From Investment Activities:
Operations:
Net investment income (loss)	$(1,113,937)	$(417,938)
Net realized gains (losses) on investments	(28,090,982)	3,179,720
Change in net unrealized appreciation/depreciation on investments	(639,307)	(228,289)

Change in net assets resulting from operations	(29,844,226)	2,533,493

Distributions to Shareholders From:
Net investment income	—	(163,471)

Change in net assets resulting from distributions	—	(163,471)

Capital Transactions:
Proceeds from shares issued	1,595,694,290	2,094,654,367
Dividends reinvested	—	163,471
Cost of shares redeemed	(1,589,486,452)	(2,056,540,320)

Change in net assets resulting from capital transactions	6,207,838	38,277,518

Change in net assets	(23,636,388)	40,647,540
Net Assets:
Beginning of period	77,937,785	37,290,245

End of period	$54,301,397	$77,937,785

Accumulated net investment income (loss)	$—	$6,559

Share Transactions:
Issued	42,128,358	52,297,216
Reinvested	—	3,845
Redeemed	(42,268,633)	(51,521,540)

Change in shares	(140,275)	779,521

See accompanying notes to the financial statements.

100

PROFUNDS VP

ProFund VP Bear

Financial Highlights

Selected data for a share of beneficial interest outstanding throughout the periods indicated.

	For the year ended December 31, 2003		For the year ended December 31, 2002		For the period January 22, 2001(a) through December 31, 2001
Net Asset Value, Beginning of Period	$42.29		$35.07		$30.00

Investment Activities:
Net investment income (loss)	(0.36	)(b)	(0.23	)(b)	0.26	(b)
Net realized and unrealized gains (losses) on investments	(10.04)		7.53		4.81

Total income (loss) from investment activities	(10.40)		7.30		5.07

Distribution to Shareholders From:
Net investment income	—		(0.08)		—

Net Asset Value, End of Period	$31.89		$42.29		$35.07

Total Return	(24.59)%		20.82%		16.90	%(c)
Ratios to Average Net Assets:
Gross expenses(d)	1.98%		2.03%		1.89%
Net expenses(d)	1.98%		1.98%		1.89%
Net investment income (loss)(d)	(0.96)%		(0.57)%		0.77%
Supplemental Data:
Net assets, end of period (000’s)	$54,301		$77,938		$37,290
Portfolio turnover rate(e)	—		—		1,144	%(c)

(a)	Commencement of operations
(b)	Per share net investment income (loss) has been calculated using the daily average shares method.
(c)	Not annualized for periods less than one year.
(d)	Annualized for periods less than one year.
(e)	Portfolio turnover rate is calculated without regard to instruments (including options, swap agreements and futures contracts) having a maturity of less than one year.

See accompanying notes to the financial statements.

101

ProFund VP Short OTC

The ProFund VP Short OTC seeks daily investment results, before fees and expenses, that correspond to the inverse of the daily performance of the NASDAQ-100® Index. For the year ended December 31, 2003, the Fund had a total return of –37.31%1, compared to a return of 49.12%2 for the Index. For the year, the Fund achieved an average daily statistical correlation of over 0.99 to the inverse of the daily performance of the Index.3

The Fund applies a mathematical approach to investing. In doing so it takes positions in securities and/or financial instruments that, in combination, should have similar daily return characteristics as the inverse of the Index. The NASDAQ-100 Index represents the largest non-financial domestic and international issues listed on The NASDAQ Stock Market. To be eligible for inclusion companies cannot be in bankruptcy proceedings and must meet certain additional criteria including minimum trading volume and “seasoning,” requirements. The Index is calculated under a modified capitalization-weighted methodology.

The NASDAQ-100 Index stayed true to form in 2003 with a 44% technology allocation. This heavy weighting in technology, as well as in mid-cap issues, allowed the index to beat the broader market indices such as the S&P 500. This index is typically much more sensitive to changes in the economy than are the broader indices, such that it tends to outperform in years that the broader market does well, and underperform in years that the broader market does poorly. This year was no exception. Of the ten highest weighted constituents of the Index at the beginning of the year, the top performer in terms of stock price return was Intel Corp (+105.85%) while the worst was Microsoft Corp. (+5.88%). Since this Fund is designed to have inverse (negative) daily correlation to the benchmark Index, it was inversely affected by the daily performance of the Index and the factors affecting the Index.

Value of a $10,000 Investment*

* The line graph represents historical performance of a hypothetical investment of $10,000 in the ProFund VP Short OTC from May 1, 2002 to December 31, 2003 assuming the reinvestment of distributions.

Average Annual Total Return as of 12/31/031

	1 Year	Since Inception (5/1/02)

ProFund VP Short OTC	(37.31)%	(19.43)%

NASDAQ-100 Index	49.12%	9.20%

1 Past performance does not guarantee future results. Total return calculations assume the reinvestment of distributions and do not reflect the effect of taxes. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and net asset value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. During the period, certain fees were reduced. If such fee reductions had not occurred, the quoted performance would be lower. Performance numbers are net of all Fund expenses but do not include any insurance, sales, or administrative charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower.

2 The NASDAQ-100 Index is a price return index and does not reflect the reinvestment of dividends, the impact of transaction costs, nor the deduction of expenses associated with a mutual fund such as investment management and accounting fees. It is not possible to invest directly in an index. The Fund’s performance does reflect the reinvestment of dividends, the impact of transaction costs and the deduction of fees and expenses.

3 1.00 equals perfect correlation.

The above information is not covered by the Report of Independent Auditors.

102

PROFUNDS VP ProFund VP Short OTC	Schedule of Portfolio Investments December 31, 2003

U.S. Government Agency Obligations (32.7%)

	Principal Amount	Value
Federal Home Loan Bank, 0.50%, 01/02/04	$5,164,000	$5,163,929
Federal National Mortgage Association, 0.50%, 01/02/04	5,164,000	5,163,928

TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS (Cost $10,327,857)		10,327,857

U.S. Treasury Obligations (16.4%)
U.S. Treasury Bills, 0.50%, 01/02/04	5,164,000	5,163,928

TOTAL U.S. TREASURY OBLIGATIONS (Cost $5,163,928)		5,163,928

Repurchase Agreements (32.8%)
State Street Bank, 0.70%, 01/02/04, dated 12/31/03, with maturity value of $5,161,201 (Fully collateralized by a Federal Home Loan Mortgage Security)	5,161,000	5,161,000
UBS Bank, 0.70%, 01/02/04, dated 12/31/03, with maturity value of $5,164,201 (Fully collateralized by a Federal National Mortgage Association Security)	5,164,000	5,164,000

TOTAL REPURCHASE AGREEMENTS (Cost $10,325,000)		10,325,000

Options Purchased(NM)

	Contracts
NASDAQ Futures Call Option expiring January 2004 @ $2,400	70	182

TOTAL OPTIONS PURCHASED (Cost $665)		182

TOTAL INVESTMENT SECURITIES (Cost $25,817,450)—81.9%		25,816,967
Net other assets (liabilities)—18.1%		5,707,216

NET ASSETS—100.0%		$31,524,183

Futures Contracts Sold

	Contracts	Unrealized Appreciation (Depreciation)
E-Mini NASDAQ Futures Contract expiring March 2004 (Underlying face amount at value $1,171,200)	40	$1,910
NASDAQ Futures Contract expiring March 2004 (Underlying face amount at value $7,466,400)	51	(72,230)
Swap Agreements

	Units	Unrealized Appreciation (Depreciation)
Equity Index Swap Agreement based on the NASDAQ-100 Index expiring 03/01/04 (Underlying notional amount at value $7,096,708)	(4,835)	$(69,661)
Equity Index Swap Agreement based on the NASDAQ-100 Index expiring 01/27/04 (Underlying notional amount at value $7,604,439)	(5,180)	(134,410)
Equity Index Swap Agreement based on the NASDAQ-100 Index expiring 03/26/04 (Underlying notional amount at value $8,228,615)	(5,606)	(115,964)

NM	Not meaningful, amount is less than 0.05%.

See accompanying notes to the financial statements.

103

PROFUNDS VP

ProFund VP Short OTC

Statement of Assets and Liabilities

December 31, 2003
Assets:
Investment securities, at value (cost $15,492,450)	$15,491,967
Repurchase agreements, at amortized cost	10,325,000

Total Investments	25,816,967
Cash	27,003
Segregated cash balances with brokers for futures contracts	356,426
Interest receivable	201
Receivable for capital shares issued	5,687,569
Variation margin on futures contracts	14,503
Prepaid expenses	438

Total Assets	31,903,107

Liabilities:
Payable for capital shares redeemed	80
Unrealized depreciation on swap agreements	320,035
Advisory fees payable	20,761
Management services fees payable	4,152
Administration fees payable	1,049
Administrative services fees payable	11,312
Distribution fees payable	6,168
Other accrued expenses	15,367

Total Liabilities	378,924

Net Assets	$31,524,183

Net Assets consist of:
Capital	$54,560,733
Accumulated net realized gains (losses) on investments	(22,645,712)
Net unrealized appreciation (depreciation) on investments	(390,838)

Net Assets	$31,524,183

Shares of Beneficial Interest Outstanding	1,522,291

Net Asset Value (offering and redemption price per share)	$20.71

Statement of Operations

For the year ended December 31, 2003
Investment Income:
Interest	$398,764

Expenses:
Advisory fees	286,937
Management services fees	57,388
Administration fees	18,267
Transfer agency and administrative service fees	215,454
Distribution fees	95,149
Custody fees	30,092
Fund accounting fees	31,141
Other fees	25,637

Total Gross Expenses before reductions	760,065
Less Expenses reduced by the Advisor	(4,459)

Total Net Expenses	755,606

Net Investment Income (Loss)	(356,842)

Realized and Unrealized Gains (Losses) on Investments:
Net realized gains (losses) on investment securities	47,493
Net realized gains (losses) on futures contracts	(1,047,588)
Net realized gains (losses) on swap agreements	(18,897,406)
Change in net unrealized appreciation/depreciation on investments	(636,014)

Net Realized and Unrealized Gains (Losses) on Investments	(20,533,515)

Change in Net Assets Resulting from Operations	$(20,890,357)

See accompanying notes to the financial statements.

104

PROFUNDS VP

ProFund VP Short OTC

Statements of Changes in Net Assets

	For the year ended December 31, 2003	For the period May 1, 2002(a) through December 31, 2002
From Investment Activities:
Operations:
Net investment income (loss)	$(356,842)	$(83,806)
Net realized gains (losses) on investments	(19,897,501)	(2,439,654)
Change in net unrealized appreciation/depreciation on investments	(636,014)	245,176

Change in net assets resulting from operations	(20,890,357)	(2,278,284)

Distributions to Shareholders From:
Net investment income	(266,897)	—

Change in net assets resulting from distributions	(266,897)	—

Capital Transactions:
Proceeds from shares issued	948,969,666	432,051,198
Dividends reinvested	266,897	—
Cost of shares redeemed	(910,585,343)	(415,742,697)

Change in net assets resulting from capital transactions	38,651,220	16,308,501

Change in net assets	17,493,966	14,030,217
Net Assets:
Beginning of period	14,030,217	—

End of period	$31,524,183	$14,030,217

Accumulated net investment income (loss)	$—	$266,124

Share Transactions:
Issued	36,303,630	12,634,107
Reinvested	12,715	—
Redeemed	(35,214,488)	(12,213,673)

Change in shares	1,101,857	420,434

(a)	Commencement of operations

See accompanying notes to the financial statements.

105

PROFUNDS VP

ProFund VP Short OTC

Financial Highlights

Selected data for a share of beneficial interest outstanding throughout the periods indicated.

	For the year ended December 31, 2003		For the period May 1, 2002(a) through December 31, 2002
Net Asset Value, Beginning of Period	$33.37		$30.00

Investment Activities:
Net investment income (loss)	(0.24	)(b)	(0.09	)(b)
Net realized and unrealized gains (losses) on investments	(12.21)		3.46	(c)

Total income (loss) from investment activities	(12.45)		3.37

Distributions to Shareholders From:
Net investment income	(0.21)		—

Net Asset Value, End of Period	$20.71		$33.37

Total Return	(37.31)%		11.23	%(d)
Ratios to Average Net Assets:
Gross expenses(e)	1.99%		1.96%
Net expenses(e)	1.98%		1.96%
Net investment income (loss)(e)	(0.93)%		(0.39)%
Supplemental Data:
Net assets, end of period (000’s)	$31,524		$14,030
Portfolio turnover rate(f)	—		—

(a)	Commencement of operations
(b)	Per share net investment income (loss) has been calculated using the daily average shares method.
(c)	The amount shown for a share outstanding throughout the period does not accord with the change in aggregate gains and losses in the portfolio of securities during the period because of the timing of sales and purchases of fund shares in relation to fluctuating market values during the period.
(d)	Not annualized for periods less than one year.
(e)	Annualized for periods less than one year.
(f)	Portfolio turnover rate is calculated without regard to instruments (including options, swap agreements and futures contracts) having a maturity of less than one year.

See accompanying notes to the financial statements.

106

ProFund VP Banks

The ProFund VP Banks seeks daily investment results, before fees and expenses, that correspond to the daily performance of the Dow Jones U.S. Banks Index. For the year ended December 31, 2003, the Fund had a total return of 29.39%1, compared to a return of 28.66%2 for the Index. For the year, the Fund achieved an average daily statistical correlation of over 0.99 to the daily performance of the Index.3

The Fund applies a mathematical approach to investing. In doing so it takes positions in securities and/or financial instruments that, in combination, should have similar daily return characteristics as the Index. The Dow Jones U.S. Banks Index measures the performance of the banking industry of the U.S. equity market. Component companies include all regional and major U.S. domiciled international banks, savings and loans, savings banks, thrifts, and building associations and societies. Investment and merchant banks are excluded

The performance of the Dow Jones U.S. Banks Index (and thus the Fund) was favorably impacted by the ability of component banks to use favorable interest rate spreads to take advantage of the lending and mortgage business and increase revenues from the previous year. The market uncertainty during the first half of the year caused investors to be a bit apprehensive which increased bank deposits. Of the ten highest weighted constituents of the Index at the beginning of the year, the top performer in terms of stock price return was FleetBoston Financial Corp. (+79.63%) while the worst was Fifth Third Bancorp (+0.94%).

Value of a $10,000 Investment*

* The line graph represents historical performance of a hypothetical investment of $10,000 in the ProFund VP Banks from May 1, 2002 to December 31, 2003 assuming the reinvestment of distributions.

Average Annual Total Return as of 12/31/031

	1 Year	Since Inception (5/1/02)

ProFund VP Banks	29.39%	7.06%

Dow Jones U.S. Banks Index	28.66%	6.49%

S&P 500 Index	26.38%	1.40%

1 Past performance does not guarantee future results. Total return calculations assume the reinvestment of distributions and do not reflect the effect of taxes. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and net asset value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. During the period, certain fees were reduced. If such fee reductions had not occurred, the quoted performance would be lower. Performance numbers are net of all Fund expenses but do not include any insurance, sales, or administrative charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower.

2 The Dow Jones U.S. Banks Index is a price return index and does not reflect the reinvestment of dividends, the impact of transaction costs, nor the deduction of expenses associated with a mutual fund such as investment management and accounting fees. It is not possible to invest directly in an index. The Fund’s performance does reflect the reinvestment of dividends, the impact of transaction costs and the deduction of fees and expenses.

3 1.00 equals perfect correlation.

4 The S&P 500 Index is an unmanaged index that consists of the common stocks of 500 major U.S. corporations selected for their size and the frequency and ease with which their stocks trade.

The above information is not covered by the Report of Independent Auditors.

107

PROFUNDS VP ProFund VP Banks	Schedule of Portfolio Investments December 31, 2003

Common Stocks (99.6%)

	Shares	Value
Amcore Financial, Inc.	147	$3,972
AmSouth Bancorp	2,107	51,622
Anchor BanCorp Wisconsin, Inc.	147	3,660
Associated Banc Corp.	392	16,719
Astoria Financial Corp.	441	16,405
BancorpSouth, Inc.	441	10,461
Bank of America Corp.	8,918	717,274
Bank of Hawaii Corp.	343	14,475
Bank of New York Company, Inc.	4,655	154,173
Bank One Corp.	6,713	306,045
Banknorth Group, Inc.	980	31,879
Bay View Capital Corp.	392	839
BB&T Corp.	3,283	126,855
BSB Bancorp, Inc.	49	1,936
Charter One Financial, Inc.	1,323	45,710
Chittenden Corp.	196	6,593
Citizens Banking Corp.	245	8,016
City National Corp.	245	15,219
Colonial BancGroup, Inc.	735	12,730
Comerica, Inc.	980	54,939
Commerce Bancorp, Inc.	441	23,232
Commerce Bancshares, Inc.	392	19,216
Commercial Federal Corp.	245	6,544
Community First Bankshares, Inc.	245	7,090
Compass Bancshares, Inc.	735	28,893
Cullen/Frost Bankers, Inc.	294	11,928
Dime Community Bancshares, Inc.	147	4,522
Downey Financial Corp.	147	7,247
East-West Bancorp, Inc.	147	7,891
F.N.B. Corp.	294	10,422
Fifth Third Bancorp	2,891	170,857
First BanCorp.	245	9,690
First Midwest Bancorp, Inc.	294	9,529
First Niagara Financial Group, Inc.	392	5,845
First Sentinel Bancorp, Inc.	147	3,096
First Tennessee National Corp.	735	32,414
FirstFed Financial Corp.*	98	4,263
FirstMerit Corp.	441	11,894
Fleet Boston Financial Corp.	6,321	275,911
Fremont General Corp.	392	6,629
Fulton Financial Corp.	637	13,957
Golden West Financial Corp.	784	80,901
Greater Bay Bancorp	294	8,373
GreenPoint Financial Corp.	686	24,230
Harbor Florida Bancshares, Inc.	147	4,367
Hibernia Corp.	931	21,888
Hudson City Bancorp, Inc.	392	14,967
Hudson United Bancorp	245	9,053
Huntington Bancshares, Inc.	1,323	29,768
Independence Community Bank Corp.	294	10,575
IndyMac Bancorp, Inc.	343	10,218
J.P. Morgan Chase & Co.	12,250	449,943
KeyCorp	2,499	73,271
M&T Bank Corp.	539	52,984
MAF Bancorp, Inc.	196	8,212
Marshall & Ilsley Corp.	1,274	48,731
Mercantile Bankshares Corp.	490	22,334
National City Corp.	3,332	113,088
National Commerce Financial Corp.	1,225	33,418
Net.B@nk, Inc.	294	3,925

Common Stocks, continued

	Shares	Value
New York Community Bancorp	1,078	$41,018
North Fork Bancorp, Inc.	931	37,678
Northern Trust Corp.	1,225	56,865
OceanFirst Financial Corp.	49	1,331
Old National Bancorp	392	8,957
Pacific Capital Bancorp	196	7,217
Park National Corp.	49	5,544
People’s Bank	392	12,779
PFF Bancorp, Inc.	98	3,555
PNC Financial Services Group	1,666	91,180
Popular, Inc.	735	33,031
Provident Bankshares Corp.	147	4,328
Provident Financial Group, Inc.	196	6,262
Provident Financial Services, Inc.	392	7,409
Regions Financial Corp.	1,323	49,216
Republic Bancorp, Inc.	393	5,302
Silicon Valley Bancshares*	196	7,070
Sky Financial Group, Inc.	539	13,982
South Financial Group, Inc.	343	9,556
SouthTrust Corp.	2,009	65,755
Southwest Bancorporation of Texas, Inc.	196	7,615
Sovereign Bancorp, Inc.	1,764	41,895
Staten Island Bancorp, Inc.	294	6,615
Sterling Bancshares, Inc.	245	3,266
SunTrust Banks, Inc.	1,470	105,105
Susquehanna Bancshares, Inc.	245	6,127
Synovus Financial Corp.	1,519	43,929
TCF Financial Corp.	392	20,129
Texas Regional Bancshares, Inc.— Class A	147	5,439
TrustCo Bank Corp. NY	441	5,799
Trustmark Corp.	294	8,605
U.S. Bancorp	11,564	344,375
UCBH Holdings, Inc.	294	11,457
Union Planters Corp.	1,127	35,489
UnionBanCal Corp.	294	16,917
United Bankshares, Inc.	245	7,644
Valley National Bancorp	539	15,739
W Holding Co., Inc.	502	9,342
Wachovia Corp.	7,938	369,830
Washington Federal, Inc.	441	12,524
Washington Mutual, Inc.	5,390	216,247
Webster Financial Corp.	294	13,483
Wells Fargo & Co.	10,143	597,320
Westamerica Bancorporation	196	9,741
Whitney Holding Corp.	245	10,043
Wilmington Trust Corp.	392	14,112
Zions Bancorp	539	33,057

TOTAL COMMON STOCKS (Cost $4,423,769)		5,730,717

See accompanying notes to the financial statements.

108

PROFUNDS VP ProFund VP Banks	Schedule of Portfolio Investments December 31, 2003

U.S. Government Agency Obligations (0.7%)

	Principal Amount	Value
Federal National Mortgage Association, 0.50%, 01/02/04	$43,000	$42,999

TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS (Cost $42,999)		42,999

TOTAL INVESTMENT SECURITIES (Cost $4,466,768)—100.3%		5,773,716
Net other assets (liabilities)—(0.3)%		(14,990)

NET ASSETS—100.0%		$5,758,726

*	Non-income producing security

See accompanying notes to the financial statements.

109

PROFUNDS VP

ProFund VP Banks

Statement of Assets and Liabilities

December 31, 2003
Assets:
Investment securities, at value (cost $4,466,768)	$5,773,716
Cash	976
Dividends and interest receivable	15,017
Prepaid expenses	34

Total Assets	5,789,743

Liabilities:
Payable for capital shares redeemed	16,838
Advisory fees payable	3,419
Management services fees payable	684
Administration fees payable	257
Administrative services fees payable	2,845
Distribution fees payable	1,423
Other accrued expenses	5,551

Total Liabilities	31,017

Net Assets	$5,758,726

Net Assets consist of:
Capital	$7,461,565
Accumulated net investment income (loss)	72,674
Accumulated net realized gains (losses) on investments	(3,082,461)
Net unrealized appreciation (depreciation) on investments	1,306,948

Net Assets	$5,758,726

Shares of Beneficial Interest Outstanding	173,942

Net Asset Value (offering and redemption price per share)	$33.11

Statement of Operations

For the year ended December 31, 2003
Investment Income:
Dividends	$182,813
Interest	195

Total Investment Income	183,008

Expenses:
Advisory fees	41,841
Management services fees	8,368
Administration fees	2,647
Transfer agency and administrative service fees	32,704
Distribution fees	13,947
Custody fees	18,921
Fund accounting fees	5,147
Other fees	4,545

Total Gross Expenses before reductions	128,120
Less Expenses reduced by the Advisor	(17,786)

Total Net Expenses	110,334

Net Investment Income (Loss)	72,674

Realized and Unrealized Gains (Losses) on Investments:
Net realized gains (losses) on investment securities	(87,178)
Change in net unrealized appreciation/depreciation on investments	851,679

Net Realized and Unrealized Gains (Losses) on Investments	764,501

Change in Net Assets Resulting from Operations	$837,175

See accompanying notes to the financial statements.

110

PROFUNDS VP

ProFund VP Banks

Statements of Changes in Net Assets

	For the year ended December 31, 2003	For the period May 1, 2002(a) through December 31, 2002
From Investment Activities:
Operations:
Net investment income (loss)	$72,674	$80,892
Net realized gains (losses) on investments	(87,178)	(2,995,283)
Change in net unrealized appreciation/depreciation on investments	851,679	455,269

Change in net assets resulting from operations	837,175	(2,459,122)

Distributions to Shareholders From:
Net investment income	(85,845)	—

Change in net assets resulting from distributions	(85,845)	—

Capital Transactions:
Proceeds from shares issued	80,378,851	122,686,766
Dividends reinvested	85,845	—
Cost of shares redeemed	(81,239,789)	(114,445,155)

Change in net assets resulting from capital transactions	(775,093)	8,241,611

Change in net assets	(23,763)	5,782,489
Net Assets:
Beginning of period	5,782,489	—

End of period	$5,758,726	$5,782,489

Accumulated net investment income (loss)	$72,674	$85,845

Share Transactions:
Issued	2,810,706	4,414,472
Reinvested	2,624	—
Redeemed	(2,861,922)	(4,191,938)

Change in shares	(48,592)	222,534

(a)	Commencement of operations

See accompanying notes to the financial statements.

111

PROFUNDS VP

ProFund VP Banks

Financial Highlights

Selected data for a share of beneficial interest outstanding throughout the periods indicated.

	For the year ended December 31, 2003	For the period May 1, 2002(a) through December 31, 2002
Net Asset Value, Beginning of Period	$25.98	$30.00

Investment Activities:
Net investment income (loss)	0.38 (b)	0.19	(b)
Net realized and unrealized gains (losses) on investments	7.25	(4.21)

Total income (loss) from investment activities	7.63	(4.02)

Distributions to Shareholders From:
Net investment income	(0.50)	—

Net Asset Value, End of Period	$33.11	$25.98

Total Return	29.39%	(13.40	)%(c)
Ratios to Average Net Assets:
Gross expenses(d)	2.30%	2.11%
Net expenses(d)	1.98%	1.98%
Net investment income (loss)(d)	1.30%	1.06%
Supplemental Data:
Net assets, end of period (000’s)	$5,759	$5,782
Portfolio turnover rate(e)	1,457%	1,183	%(c)

(a)	Commencement of operations
(b)	Per share net investment income (loss) has been calculated using the daily average shares method.
(c)	Not annualized for periods less than one year.
(d)	Annualized for periods less than one year.
(e)	Portfolio turnover rate is calculated without regard to instruments (including options, swap agreements and futures contracts) having a maturity of less than one year.

See accompanying notes to the financial statements.

112

ProFund VP Basic Materials

The ProFund VP Basic Materials seeks daily investment results, before fees and expenses, that correspond to the daily performance of the Dow Jones U.S. Basic Materials Sector Index. For the year ended December 31, 2003, the Fund had a total return of 31.58%1, compared to a return of 32.22%2 for the Index. For the year, the Fund achieved an average daily statistical correlation of over 0.99 to the daily performance of the Index.3

The Fund applies a mathematical approach to investing. In doing so it takes positions in securities and/or financial instruments that, in combination, should have similar daily return characteristics as the Index. The Dow Jones U.S. Basic Materials Sector Index measures the performance of the basic materials economic sector of the U.S. equity market. Component companies are involved in the production of aluminum, commodity chemicals, specialty chemicals, forest products, non-ferrous metals, paper products, precious metals and steel.

The performance of the Dow Jones U.S. Basic Materials Sector Index (and thus the Fund) benefited from worldwide economic growth. Lower raw materials costs and better operating conditions were favorable as the increased demand for chemical products and metals had a positive impact in 2003. Of the ten highest weighted constituents of the Index at the beginning of the year, the top performer in terms of stock price return was Newmont Mining Corp (+67.45%) and the worst was Avery Dennison Corp. (-8.28%).

Value of a $10,000 Investment*

* The line graph represents historical performance of a hypothetical investment of $10,000 in the ProFund VP Basic Materials from May 1, 2002 to December 31, 2003 assuming the reinvestment of distributions.

Average Annual Total Return as of 12/31/031

	1 Year	Since Inception (5/1/02)

ProFund VP Basic Materials	31.58%	7.34%

Dow Jones U.S. Basic Materials Index	32.22%	7.82%

S&P 500 Index	26.38%	1.40%

1 Past performance does not guarantee future results. Total return calculations assume the reinvestment of distributions and do not reflect the effect of taxes. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and net asset value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. During the period, certain fees were reduced. If such fee reductions had not occurred, the quoted performance would be lower. Performance numbers are net of all Fund expenses but do not include any insurance, sales, or administrative charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower.

2 The Dow Jones U.S. Basic Materials Index is a price return index and does not reflect the reinvestment of dividends, the impact of transaction costs, nor the deduction of expenses associated with a mutual fund such as investment management and accounting fees. It is not possible to invest directly in an index. The Fund’s performance does reflect the reinvestment of dividends, the impact of transaction costs and the deduction of fees and expenses.

3 1.00 equals perfect correlation.

4 The S&P 500 Index is an unmanaged index that consists of the common stocks of 500 major U.S. corporations selected for their size and the frequency and ease with which their stocks trade.

The above information is not covered by the Report of Independent Auditors.

113

PROFUNDS VP ProFund VP Basic Materials	Schedule of Portfolio Investments December 31, 2003

Common Stocks (100.1%)

	Shares	Value
Air Products & Chemicals, Inc.	34,188	$1,806,152
Airgas, Inc.	10,164	218,323
AK Steel Holding Corp.*	16,632	84,823
Albemarle Corp.	5,082	152,308
Alcoa, Inc.	139,062	5,284,355
Allegheny Technologies, Inc.	10,626	140,476
Avery Dennison Corp.	15,708	879,962
Boise Cascade Corp.	13,860	455,440
Bowater, Inc.	8,778	406,509
Cabot Corp.	9,702	308,912
Cabot Microelectronics Corp.*	4,158	203,742
Cambrex Corp.	3,696	93,361
Caraustar Industries, Inc.*	4,620	63,756
Carpenter Technology Corp.	3,234	95,629
Cleveland-Cliffs, Inc.*	1,848	94,156
Crompton Corp.	18,018	129,189
Cytec Industries, Inc.*	6,006	230,570
Dow Chemical Co.	147,840	6,145,709
Du Pont (E.I.) de Nemours	160,314	7,356,808
Eastman Chemical Co.	12,474	493,097
Ecolab, Inc.	29,568	809,276
Engelhard Corp.	20,328	608,824
Ferro Corp.	6,468	175,994
FMC Corp.*	5,544	189,217
Freeport-McMoRan Copper & Gold, Inc.— Class B	23,100	973,203
Fuller (H. B.) Co.	4,620	137,399
Georgia Gulf Corp.	5,082	146,768
Georgia Pacific Corp.	36,036	1,105,224
Great Lakes Chemical Corp.	6,930	188,427
Hercules, Inc.*	16,170	197,274
IMC Global, Inc.	16,632	165,156
International Flavors & Fragrances, Inc.	12,936	451,725
International Paper Co.	77,154	3,326,109
Louisiana-Pacific Corp.*	16,170	289,120
Lubrizol Corp.	8,316	270,436
Lyondell Chemical Co.	26,334	446,361
Macdermid, Inc.	3,696	126,551
MeadWestvaco Corp.	32,340	962,115

Common Stocks, continued

	Shares	Value
Meridian Gold, Inc.*	15,708	$229,494
Millennium Chemicals, Inc.	10,164	128,880
Minerals Technologies, Inc.	3,234	191,615
Newmont Mining Corp.	62,832	3,054,264
Nucor Corp.	11,550	646,800
Olin Corp.	9,240	185,354
OM Group, Inc.*	4,620	120,998
Phelps Dodge Corp.*	14,322	1,089,761
Pope & Talbot, Inc.	2,310	40,679
Potlatch Corp.	4,620	160,637
PPG Industries, Inc.	27,258	1,745,057
Praxair, Inc.	52,206	1,994,269
Rayonier, Inc.	8,316	345,197
Rohm & Haas Co.	23,100	986,601
RPM, Inc.	18,480	304,181
RTI International Metals, Inc.*	3,234	54,558
Ryerson Tull, Inc.	3,696	42,319
Schulman (A.), Inc.	4,620	98,498
Sigma-Aldrich Corp.	9,702	554,760
Stillwater Mining Co.*	6,930	66,320
Tredegar Corp.	3,696	57,399
United States Steel Corp.	16,632	582,453
Valspar Corp.	7,392	365,313
Wausau-Mosinee Paper Corp.	7,854	106,186
WD-40 Co.	2,772	98,018
Wellman, Inc.	5,082	51,887
Weyerhaeuser Co.	35,112	2,247,168
Worthington Industries, Inc.	11,088	199,917

TOTAL COMMON STOCKS (Cost $46,460,822)		50,961,039

TOTAL INVESTMENT SECURITIES (Cost $46,460,822)—100.1%		50,961,039
Net other assets (liabilities)—(0.1)%		(32,293)

NET ASSETS—100.0%		$50,928,746

*	Non-income producing security

See accompanying notes to the financial statements.

114

PROFUNDS VP

ProFund VP Basic Materials

Statement of Assets and Liabilities

December 31, 2003
Assets:
Investment securities, at value (cost $46,460,822)	$50,961,039
Dividends and interest receivable	88,459
Receivable for investments sold	2,871,635
Prepaid expenses	56

Total Assets	53,921,189

Liabilities:
Cash overdraft	29,181
Payable for investments purchased	10,064
Payable for capital shares redeemed	2,879,562
Advisory fees payable	28,837
Management services fees payable	5,768
Administration fees payable	1,608
Administrative services fees payable	17,744
Distribution fees payable	8,872
Other accrued expenses	10,807

Total Liabilities	2,992,443

Net Assets	$50,928,746

Net Assets consist of:
Capital	$47,752,876
Accumulated net investment income (loss)	73,537
Accumulated net realized gains (losses) on investments	(1,397,884)
Net unrealized appreciation (depreciation) on investments	4,500,217

Net Assets	$50,928,746

Shares of Beneficial Interest Outstanding	1,509,284

Net Asset Value (offering and redemption price per share)	$33.74

Statement of Operations

For the year ended December 31, 2003
Investment Income:
Dividends	$267,257
Interest	136

Total Investment Income	267,393

Expenses:
Advisory fees	73,441
Management services fees	14,688
Administration fees	4,571
Transfer agency and administrative service fees	55,649
Distribution fees	24,481
Custody fees	12,547
Fund accounting fees	7,194
Other fees	6,794

Total Gross Expenses before reductions	199,365
Less Expenses reduced by the Advisor	(5,509)

Total Net Expenses	193,856

Net Investment Income (Loss)	73,537

Realized and Unrealized Gains (Losses) on Investments:
Net realized gains (losses) on investment securities	(299,970)
Change in net unrealized appreciation/depreciation on investments	4,232,744

Net Realized and Unrealized Gains (Losses) on Investments	3,932,774

Change in Net Assets Resulting from Operations	$4,006,311

See accompanying notes to the financial statements.

115

PROFUNDS VP

ProFund VP Basic Materials

Statements of Changes in Net Assets

	For the year ended December 31, 2003	For the period May 1, 2002(a) through December 31, 2002
From Investment Activities:
Operations:
Net investment income (loss)	$73,537	$37,574
Net realized gains (losses) on investments	(299,970)	(2,441,408)
Change in net unrealized appreciation/depreciation on investments	4,232,744	267,473

Change in net assets resulting from operations	4,006,311	(2,136,361)

Distributions to Shareholders From:
Net investment income	(40,448)	—

Change in net assets resulting from distributions	(40,448)	—

Capital Transactions:
Proceeds from shares issued	162,115,343	94,107,644
Dividends reinvested	40,448	—
Cost of shares redeemed	(119,043,907)	(88,120,284)

Change in net assets resulting from capital transactions	43,111,884	5,987,360

Change in net assets	47,077,747	3,850,999
Net Assets:
Beginning of period	3,850,999	—

End of period	$50,928,746	$3,850,999

Accumulated net investment income (loss)	$73,537	$40,448

Share Transactions:
Issued	5,568,670	3,436,644
Reinvested	1,217	—
Redeemed	(4,210,712)	(3,286,535)

Change in shares	1,359,175	150,109

(a)	Commencement of operations

See accompanying notes to the financial statements.

116

PROFUNDS VP

ProFund VP Basic Materials

Financial Highlights

Selected data for a share of beneficial interest outstanding throughout the periods indicated.

	For the year ended December 31, 2003	For the period May 1, 2002(a) through December 31, 2002
Net Asset Value, Beginning of Period	$25.66	$30.00

Investment Activities:
Net investment income (loss)	0.22 (b)	0.23	(b)
Net realized and unrealized gains (losses) on investments	7.88	(4.57)

Total income (loss) from investment activities	8.10	(4.34)

Distributions to Shareholders From:
Net investment income	(0.02)	—

Net Asset Value, End of Period	$33.74	$25.66

Total Return	31.58%	(14.47	)%(c)
Ratios to Average Net Assets:
Gross expenses(d)	2.03%	2.21%
Net expenses(d)	1.97%	1.98%
Net investment income (loss)(d)	0.75%	1.25%
Supplemental Data:
Net assets, end of period (000’s)	$50,929	$3,851
Portfolio turnover rate(e)	1,009%	2,498	%(c)

(a)	Commencement of operations
(b)	Per share net investment income (loss) has been calculated using the daily average shares method.
(c)	Not annualized for periods less than one year.
(d)	Annualized for periods less than one year.
(e)	Portfolio turnover rate is calculated without regard to instruments (including options, swap agreements and futures contracts) having a maturity of less than one year.

See accompanying notes to the financial statements.

117

ProFund VP Biotechnology

The ProFund VP Biotechnology seeks daily investment results, before fees and expenses, that correspond to the daily performance of the Dow Jones U.S. Biotechnology Index. For the year ended December 31, 2003, the Fund had a total return of 39.78%1, compared to a return of 42.85%2 for the Index. For the year, the Fund achieved an average daily statistical correlation of over 0.99 to the daily performance of the Index.3

The Fund applies a mathematical approach to investing. In doing so it takes positions in securities and/or financial instruments that, in combination, should have similar daily return characteristics as the Index. The Dow Jones U.S. Biotechnology Index measures the performance of the biotechnology industry of the U.S. equity market. Component companies include those engaged in genetic research, and/or the marketing and development of recombinant DNA products. Makers of artificial blood and contract biotechnology researchers are also included in the Index.

The performance of the Dow Jones U.S. Biotechnology Index (and thus the Fund) benefited from the component biotech companies making great strides in development research such areas as genomics and proteomics. Biotech firms began to capitalize on their earnings potential and investors became less risk-averse and flocked back with high expectations. Of the ten highest weighted constituents of the Index at the beginning of the year, the top performer in terms of stock price return was Genentech Inc. (+182.18%) and the worst was Medimmune Inc. (-6.59%).

Value of a $10,000 Investment*

* The line graph represents historical performance of a hypothetical investment of $10,000 in the ProFund VP Biotechnology from January 22, 2001 to December 31, 2003 assuming the reinvestment of distributions.

Average Annual Total Return as of 12/31/031

	1 Year	Since Inception (1/22/01)

ProFund VP Biotechnology	39.78%	(9.71)%

Dow Jones U.S. Biotechnology Index	42.85%	(7.81)%

S&P 500 Index	26.38%	(6.22)%

1 Past performance does not guarantee future results. Total return calculations assume the reinvestment of distributions and do not reflect the effect of taxes. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and net asset value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. During the period, certain fees were reduced. If such fee reductions had not occurred, the quoted performance would be lower. Performance numbers are net of all Fund expenses but do not include any insurance, sales, or administrative charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower.

2 The Dow Jones U.S. Biotechnology Index is a price return index and does not reflect the reinvestment of dividends, the impact of transaction costs, nor the deduction of expenses associated with a mutual fund such as investment management and accounting fees. It is not possible to invest directly in an index. The Fund’s performance does reflect the reinvestment of dividends, the impact of transaction costs and the deduction of fees and expenses.

3 1.00 equals perfect correlation.

4 The S&P 500 Index is an unmanaged index that consists of the common stocks of 500 major U.S. corporations selected for their size and the frequency and ease with which their stocks trade.

The above information is not covered by the Report of Independent Auditors.

118

PROFUNDS VP ProFund VP Biotechnology	Schedule of Portfolio Investments December 31, 2003

Common Stocks (89.1%)

	Shares	Value
Abgenix, Inc.*	4,650	$57,939
Affymetrix, Inc.*	3,534	86,972
Albany Molecular Research, Inc.*	1,488	22,350
Alexion Pharmaceuticals, Inc.*	1,302	22,160
Alkermes, Inc.*	5,394	72,819
Amgen, Inc.*	54,478	3,366,739
Amylin Pharmaceuticals, Inc.*	5,022	111,589
Applera Corp.—Applied Biosystems Group	12,648	261,940
Applera Corp.—Celera Genomics Group*	4,464	62,094
Biogen Idec, Inc.*	19,902	731,996
Celgene Corp.*	5,022	226,090
Cell Genesys, Inc.*	2,232	28,882
Cell Therapeutics, Inc.*	1,860	16,182
Charles River Laboratories International, Inc.*	2,790	95,781
Chiron Corp.*	6,696	381,605
Covance, Inc.*	3,720	99,696
Cubist Pharmaceuticals, Inc.*	2,418	29,403
CuraGen Corp.*	2,418	17,724
CV Therapeutics, Inc.*	1,860	27,268
Delta & Pine Land Co.	2,232	56,693
Enzo Biochem, Inc.*	1,674	29,981
Enzon, Inc.*	2,604	31,248
Gen-Probe, Inc.*	2,976	108,535
Gene Logic, Inc.*	1,860	9,653
Genentech, Inc.*	13,206	1,235,684
Genzyme Corp.—General Division*	13,764	679,116
Gilead Sciences, Inc.*	12,276	713,728
Human Genome Sciences, Inc.*	7,812	103,509
ICOS Corp.*	3,534	145,884
IDEXX Laboratories, Inc.*	2,046	94,689
ImClone Systems, Inc.*	3,720	147,535
Immunomedics, Inc.*	2,604	11,874
IMS Health, Inc.	14,694	365,293
Incyte Genomics, Inc.*	4,464	30,534
InterMune, Inc.*	1,860	43,078
Invitrogen Corp.*	3,162	221,340
Laboratory Corp. of America Holdings*	8,742	323,017
Lexicon Genetics, Inc.*	2,604	15,338
Ligand Pharmaceuticals, Inc.—Class B*	4,092	60,111
Martek Biosciences Corp.*	1,674	108,760
Maxygen, Inc.*	1,674	17,795
Medarex, Inc.*	4,836	30,128
MedImmune, Inc.*	15,066	382,676
Millennium Pharmaceuticals, Inc.*	17,112	319,481
Molecular Devices Corp.*	930	17,661
Monsanto Co.	15,996	460,365
Myriad Genetics, Inc.*	1,674	21,528

Common Stocks, continued

	Shares	Value
Nabi Biopharmaceuticals*	3,348	$42,553
Neurocrine Biosciences, Inc.*	2,418	131,878
OSI Pharmaceuticals, Inc.*	2,418	77,884
PAREXEL International Corp.*	1,674	27,219
Pharmaceutical Product Development, Inc.*	2,976	80,263
Pharmacopeia, Inc.*	1,488	21,144
Protein Design Labs, Inc.*	5,766	103,211
Quest Diagnostics, Inc.*	4,836	353,560
Regeneron Pharmaceuticals, Inc.*	2,232	32,833
Savient Pharmaceuticals, Inc.*	3,720	17,149
Techne Corp.*	2,418	91,352
The Medicines Co.*	2,790	82,193
Theragenics Corp.*	1,860	10,174
Transkaryotic Therapies, Inc.*	1,674	26,131
Trimeris, Inc.*	930	19,511
Tularik, Inc.*	3,162	51,066
United Therapeutics Corp.*	1,302	29,881
Vertex Pharmaceuticals, Inc.*	4,650	47,570
Xoma Ltd.*	5,022	33,145

TOTAL COMMON STOCKS (Cost $7,276,163)		12,783,180

U.S. Government Agency Obligations (0.4%)

	Principal Amount
Federal National Mortgage Association, 0.50%, 01/02/04	$51,000	50,999

TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS (Cost $50,999)		50,999

TOTAL INVESTMENT SECURITIES (Cost $7,327,162)—89.5%		12,834,179
Net other assets (liabilities)—10.5%		1,508,122

NET ASSETS—100.0%		$14,342,301

Swap Agreements

	Units	Unrealized Appreciation (Depreciation)
Equity Index Swap Agreement based on the Dow Jones U.S. Biotechnology Index expiring 01/02/04 (Underlying notional amount at value $1,458,581)	14,586	$(60)

*	Non-income producing security

See accompanying notes to the financial statements.

119

PROFUNDS VP

ProFund VP Biotechnology

Statement of Assets and Liabilities

December 31, 2003
Assets:
Investment securities, at value (cost $7,327,162)	$12,834,179
Cash	889
Dividends and interest receivable	581
Receivable for investments sold	1,495,490
Receivable for capital shares issued	44,177
Prepaid expenses	216

Total Assets	14,375,532

Liabilities:
Unrealized depreciation on swap agreements	60
Advisory fees payable	11,585
Management services fees payable	2,317
Administration fees payable	558
Administrative services fees payable	6,171
Distribution fees payable	3,087
Other accrued expenses	9,453

Total Liabilities	33,231

Net Assets	$14,342,301

Net Assets consist of:
Capital	$22,097,408
Accumulated net realized gains (losses) on investments	(13,262,064)
Net unrealized appreciation (depreciation) on investments	5,506,957

Net Assets	$14,342,301

Shares of Beneficial Interest Outstanding	653,194

Net Asset Value (offering and redemption price per share)	$21.96

Statement of Operations

For the year ended December 31, 2003
Investment Income:
Dividends	$23,923
Interest	651

Total Investment Income	24,574

Expenses:
Advisory fees	169,728
Management services fees	33,946
Administration fees	10,848
Transfer agency and administrative service fees	131,000
Distribution fees	56,576
Custody fees	22,587
Fund accounting fees	19,299
Other fees	18,815

Total Gross Expenses before reductions	462,799
Less Expenses reduced by the Advisor	(15,245)

Total Net Expenses	447,554

Net Investment Income (Loss)	(422,980)

Realized and Unrealized Gains (Losses) on Investments:
Net realized gains (losses) on investment securities	3,561,893
Change in net unrealized appreciation/depreciation on investments	3,326,107

Net Realized and Unrealized Gains (Losses) on Investments	6,888,000

Change in Net Assets Resulting from Operations	$6,465,020

See accompanying notes to the financial statements.

120

PROFUNDS VP

ProFund VP Biotechnology

Statements of Changes in Net Assets

	For the year ended December 31, 2003	For the year ended December 31, 2002
From Investment Activities:
Operations:
Net investment income (loss)	$(422,980)	$(383,375)
Net realized gains (losses) on investments	3,561,893	(11,482,154)
Change in net unrealized appreciation/depreciation on investments	3,326,107	(1,086,874)

Change in net assets resulting from operations	6,465,020	(12,952,403)

Distributions to Shareholders From:
Net realized gains on investments	—	(225,790)

Change in net assets resulting from distributions	—	(225,790)

Capital Transactions:
Proceeds from shares issued	156,159,275	201,154,183
Dividends reinvested	—	225,790
Cost of shares redeemed	(162,528,029)	(218,202,707)

Change in net assets resulting from capital transactions	(6,368,754)	(16,822,734)

Change in net assets	96,266	(30,000,927)
Net Assets:
Beginning of period	14,246,035	44,246,962

End of period	$14,342,301	$14,246,035

Share Transactions:
Issued	8,170,935	11,016,078
Reinvested	—	14,183
Redeemed	(8,424,553)	(11,862,452)

Change in shares	(253,618)	(832,191)

See accompanying notes to the financial statements.

121

PROFUNDS VP

ProFund VP Biotechnology

Financial Highlights

For a share of beneficial interest outstanding throughout the periods indicated.

	For the year ended December 31, 2003		For the year ended December 31, 2002		For the period January 22, 2001(a) through December 31, 2001
Net Asset Value, Beginning of Period	$15.71		$25.44		$30.00

Investment Activities:
Net investment income (loss)	(0.37	)(b)	(0.35	)(b)	(0.48	)(b)
Net realized and unrealized gains (losses) on investments	6.62		(9.19)		(4.08)

Total income (loss) from investment activities	6.25		(9.54)		(4.56)

Distribution to Shareholders From:
Net realized gains on investments	—		(0.19)		—

Net Asset Value, End of Period	$21.96		$15.71		$25.44

Total Return	39.78%		(37.51)%		(15.20	)%(c)
Ratio to Average Net Assets:
Gross expenses(d)	2.04%		2.16%		2.03%
Net expenses(d)	1.98%		1.98%		2.03%
Net investment income (loss)(d)	(1.87)%		(1.91)%		(1.98)%
Supplemental Data:
Net assets, end of period (000’s)	$14,342		$14,246		$44,247
Portfolio turnover rate(e)	848%		1,049%		1,044	%(c)

(a)	Commencement of operations
(b)	Per share net investment income (loss) has been calculated using the daily average shares method.
(c)	Not annualized for periods less than one year.
(d)	Annualized for periods less than one year.
(e)	Portfolio turnover rate is calculated without regard to instruments (including options, swap agreements and futures contracts) having a maturity of less than one year.

See accompanying notes to the financial statements.

122

ProFund VP Consumer Cyclical

The ProFund VP Consumer Cyclical seeks daily investment results, before fees and expenses, that correspond to the daily performance of the Dow Jones U.S. Consumer Cyclical Sector Index. For the year ended December 31, 2003, the Fund had a total return of 26.80%1, compared to a return of 32.83%2 for the Index. For the year, the Fund achieved an average daily statistical correlation of over 0.99 to the daily performance of the Index.3

The Fund applies a mathematical approach to investing. In doing so it takes positions in securities and/or financial instruments that, in combination, should have similar daily return characteristics as the Index. The Dow Jones U.S. Consumer Cyclical Sector Index measures the performance of the consumer cyclical economic sector of the U.S. equity market. Component companies include airlines, auto manufacturers, auto parts, tires, casinos, consumer electronics, recreational products and services, restaurants, lodging, toys, home construction, home furnishings and appliances, footwear, clothing and fabrics.

The Dow Jones U.S. Consumer Cyclical Sector Index (and thus the Fund) benefited from a strong return to consumer spending in the retail markets. Improving economic conditions created a favorable environment for consumer cyclical companies, resulting in an increased demand for goods and services related to home furnishings, entertainment, and leisure goods and services. Of the ten highest weighted constituents of the Index at the beginning of the year, the top performer in terms of stock price return was Home Depot Inc. (+47.75%) and the worst was Cardinal Health Inc. (+3.33%).

Value of a $10,000 Investment*

* The line graph represents historical performance of a hypothetical investment of $10,000 in the ProFund VP Consumer Cyclical from May 1, 2002 to December 31, 2003 assuming the reinvestment of distributions.

Average Annual Total Return as of 12/31/031

	1 Year	Since Inception (5/1/02)

ProFund VP Consumer Cyclical	26.80%	(4.32)%

Dow Jones U.S. Consumer Cyclical Index	32.83%	(0.29)%

S&P 500 Index	26.38%	1.40%

1 Past performance does not guarantee future results. Total return calculations assume the reinvestment of distributions and do not reflect the effect of taxes. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and net asset value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. During the period, certain fees were reduced. If such fee reductions had not occurred, the quoted performance would be lower. Performance numbers are net of all Fund expenses but do not include any insurance, sales, or administrative charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower.

2 The Dow Jones U.S. Consumer Cyclical Index is a price return index and does not reflect the reinvestment of dividends, the impact of transaction costs, nor the deduction of expenses associated with a mutual fund such as investment management and accounting fees. It is not possible to invest directly in an index. The Fund’s performance does reflect the reinvestment of dividends, the impact of transaction costs and the deduction of fees and expenses.

3 1.00 equals perfect correlation.

4 The S&P 500 Index is an unmanaged index that consists of the common stocks of 500 major U.S. corporations selected for their size and the frequency and ease with which their stocks trade.

The above information is not covered by the Report of Independent Auditors.

123

PROFUNDS VP ProFund VP Consumer Cyclical	Schedule of Portfolio Investments December 31, 2003

Common Stocks (100.6%)

	Shares	Value
Advance Auto Parts, Inc.*	160	$13,024
Amazon.com, Inc.*	920	48,429
AmerisourceBergen Corp.	280	15,722
ARAMARK Corp.	760	20,839
AutoNation, Inc.*	640	11,757
AutoZone, Inc.*	200	17,042
Bed Bath & Beyond, Inc.*	880	38,148
Best Buy Co., Inc.	640	33,434
Brunswick Corp.	640	20,371
Cablevision Systems New York Group*	680	15,905
Cardinal Health, Inc.	1,040	63,606
Carnival Corp.	960	38,141
CDW Corp.	400	23,104
Centex Corp.	200	21,530
Clear Channel Communications, Inc.	1,360	63,689
Coach, Inc.*	480	18,120
Comcast Corp.—Special Class A*	5,760	180,174
Costco Wholesale Corp.*	1,400	52,052
Cox Communications, Inc.—Class A*	640	22,048
CVS Corp.	1,000	36,120
D.R. Horton, Inc.	360	15,574
Delphi Automotive Systems Corp.	1,200	12,252
Dollar General Corp.	760	15,952
E.W. Scripps Co.—Class A	160	15,062
Eastman Kodak Co.	880	22,590
EchoStar Communications Corp.— Class A*	600	20,400
Electronic Arts, Inc.*	1,080	51,602
Family Dollar Stores, Inc.	400	14,352
Fastenal Co.	240	11,986
Federated Department Stores, Inc.	440	20,737
Ford Motor Co.	4,120	65,920
Fox Entertainment Group, Inc.—Class A	600	17,490
Gannett Co., Inc.	720	64,195
Gap, Inc.	1,840	42,706
General Motors Corp.	1,120	59,808
Gentex Corp.	400	17,664
Genuine Parts Co.	680	22,576
GTECH Holdings Corp.	280	13,857
Harley-Davidson, Inc.	720	34,222
Harman International Industries, Inc.	200	14,796
Harrah’s Entertainment, Inc.	480	23,890
Hilton Hotels Corp.	920	15,760
Home Depot, Inc.	5,320	188,807
Hughes Electronics Corp.*	1,521	25,171
International Game Technology	840	29,988
Interpublic Group of Companies, Inc.*	1,000	15,600
Johnson Controls, Inc.	360	41,803
Jones Apparel Group, Inc.	400	14,092
Knight Ridder, Inc.	320	24,758
Kohls Corp.*	760	34,154
Lear Corp.	440	26,985
Leggett & Platt, Inc.	640	13,843
Lennar Corp.—Class B	200	19,200
Liberty Media Corp.—Class A*	6,280	74,669
Limited, Inc.	1,200	21,636

Common Stocks, continued

	Shares	Value
Liz Claiborne, Inc.	520	$18,439
Lowe’s Cos., Inc.	1,680	93,055
Marriott International, Inc.—Class A	560	25,871
Mattel, Inc.	1,200	23,124
May Department Stores Co.	720	20,930
McDonald’s Corp.	3,160	78,463
McGraw-Hill Companies, Inc.	680	47,546
McKesson Corp.	680	21,869
Michaels Stores, Inc.	240	10,608
Mohawk Industries, Inc.*	160	11,286
New York Times Co.—Class A	480	22,939
News Corp., Ltd.ADR	178	5,389
Nike, Inc.—Class B	760	52,030
NTL, Inc.*	160	11,160
Office Depot, Inc.*	760	12,700
Omnicom Group	520	45,412
Outback Steakhouse, Inc.	240	10,610
Penney (J.C.) Co.	680	17,870
Petsmart, Inc.	560	13,328
Polaris Industries, Inc.	280	24,802
Pulte Homes, Inc.	160	14,979
RadioShack Corp.	440	13,499
Ross Stores, Inc.	400	10,572
Royal Caribbean Cruises, Ltd.	440	15,308
Ryland Group, Inc.	120	10,637
Sears, Roebuck & Co.	600	27,294
Southwest Airlines Co.	1,880	30,343
Staples, Inc.*	1,200	32,760
Starbucks Corp.*	1,160	38,350
Starwood Hotels & Resorts Worldwide, Inc.	480	17,266
Target Corp.	1,960	75,264
Tiffany & Co.	480	21,696
Time Warner, Inc.*	10,080	181,340
TJX Companies, Inc.	1,440	31,752
Tribune Co.	560	28,896
Univision Communications, Inc.—Class A*	560	22,226
Viacom, Inc.—Class B	3,520	156,218
Wal-Mart Stores, Inc.	6,280	333,155
Walgreen Co.	2,440	88,767
Walt Disney Co.	4,800	111,984
Wendy’s International, Inc.	400	15,696
Westwood One, Inc.*	320	10,947
Whirlpool Corp.	520	37,778
YUM! Brands, Inc.*	840	28,896

TOTAL COMMON STOCKS (Cost $3,165,468)		3,800,406

TOTAL INVESTMENT SECURITIES (Cost $3,165,468)—100.6%		3,800,406
Net other assets (liabilities)—(0.6)%		(22,914)

NET ASSETS—100.0%		$3,777,492

*	Non-income producing security
ADR	American Depositary Receipt

See accompanying notes to the financial statements.

124

PROFUNDS VP

ProFund VP Consumer Cyclical

Statement of Assets and Liabilities

December 31, 2003
Assets:
Investment securities, at value (cost $3,165,468)	$3,800,406
Dividends and interest receivable	5,774
Receivable for investments sold	1,184
Receivable for capital shares issued	26,709
Prepaid expenses	20

Total Assets	3,834,093

Liabilities:
Cash overdraft	45,251
Advisory fees payable	2,700
Management services fees payable	540
Administration fees payable	195
Administrative services fees payable	2,161
Distribution fees payable	1,080
Other accrued expenses	4,674

Total Liabilities	56,601

Net Assets	$3,777,492

Net Assets consist of:
Capital	$4,722,079
Accumulated net realized gains (losses) on investments	(1,579,525)
Net unrealized appreciation (depreciation) on investments	634,938

Net Assets	$3,777,492

Shares of Beneficial Interest Outstanding	135,532

Net Asset Value (offering and redemption price per share)	$27.87

Statement of Operations

For the year ended December 31, 2003
Investment Income:
Dividends	$30,424
Interest	309

Total Investment Income	30,733

Expenses:
Advisory fees	29,756
Management services fees	5,951
Administration fees	1,902
Transfer agency and administrative service fees	23,512
Distribution fees	9,918
Custody fees	15,628
Fund accounting fees	3,942
Other fees	2,797

Total Gross Expenses before reductions	93,406
Less Expenses reduced by the Advisor	(14,877)

Total Net Expenses	78,529

Net Investment Income (Loss)	(47,796)

Realized and Unrealized Gains (Losses) on Investments:
Net realized gains (losses) on investment securities	615,306
Change in net unrealized appreciation/depreciation on investments	576,277

Net Realized and Unrealized Gains (Losses) on Investments	1,191,583

Change in Net Assets Resulting from Operations	$1,143,787

See accompanying notes to the financial statements.

125

PROFUNDS VP

ProFund VP Consumer Cyclical

Statements of Changes in Net Assets

	For the year ended December 31, 2003	For the period May 1, 2002(a) through December 31, 2002
From Investment Activities:
Operations:
Net investment income (loss)	$(47,796)	$(16,333)
Net realized gains (losses) on investments	615,306	(2,179,019)
Change in net unrealized appreciation/depreciation on investments	576,277	58,661

Change in net assets resulting from operations	1,143,787	(2,136,691)

Capital Transactions:
Proceeds from shares issued	83,336,931	81,614,367
Cost of shares redeemed	(84,142,313)	(76,038,589)

Change in net assets resulting from capital transactions	(805,382)	5,575,778

Change in net assets	338,405	3,439,087
Net Assets:
Beginning of period	3,439,087	—

End of period	$3,777,492	$3,439,087

Share Transactions:
Issued	3,477,896	3,336,669
Redeemed	(3,498,811)	(3,180,222)

Change in shares	(20,915)	156,447

(a)	Commencement of operations

See accompanying notes to the financial statements.

126

PROFUNDS VP

ProFund VP Consumer Cyclical

Financial Highlights

Selected data for a share of beneficial interest outstanding throughout the periods indicated.

	For the year ended December 31, 2003		For the period May 1, 2002(a) through December 31, 2002
Net Asset Value, Beginning of Period	$21.98		$30.00

Investment Activities:
Net investment income (loss)	(0.30	)(b)	(0.17	)(b)
Net realized and unrealized gains (losses) on investments	6.19		(7.85)

Total income (loss) from investment activities	5.89		(8.02)

Net Asset Value, End of Period	$27.87		$21.98

Total Return	26.80%		(26.73	)%(c)
Ratios to Average Net Assets:
Gross expenses(d)	2.33%		2.65%
Net expenses(d)	1.96%		1.98%
Net investment income (loss)(d)	(1.19)%		(1.08)%
Supplemental Data:
Net assets, end of period (000’s)	$3,777		$3,439
Portfolio turnover rate(e)	2,100%		2,644	%(c)

(a)	Commencement of operations
(b)	Per share net investment income (loss) has been calculated using the daily average shares method.
(c)	Not annualized for periods less than one year.
(d)	Annualized for periods less than one year.
(e)	Portfolio turnover rate is calculated without regard to instruments (including options, swap agreements and futures contracts) having a maturity of less than one year.

See accompanying notes to the financial statements.

127

ProFund VP Consumer Non-Cyclical

The ProFund VP Consumer Non-Cyclical seeks daily investment results, before fees and expenses, that correspond to the daily performance of the Dow Jones U.S. Consumer Non-Cyclical Sector Index. For the year ended December 31, 2003, the Fund had a total return of 18.46%1, compared to a return of 18.87%2 for the Index. For the year, the Fund achieved an average daily statistical correlation of over 0.99 to the daily performance of the Index.3

The Fund applies a mathematical approach to investing. In doing so it takes positions in securities and/or financial instruments that, in combination, should have similar daily return characteristics as the Index. The Dow Jones U.S. Consumer Non-Cyclical Sector Index measures the performance of the consumer non-cyclical economic sector of the U.S. equity market. Component companies include beverage companies, consumer service companies, durable and non-durable household product manufacturers, cosmetic companies, food products and agriculture and tobacco products.

Marking its best year of gains since 1997, the Dow Jones U.S. Consumer Non-Cyclical Sector Index (and thus the Fund) benefited from consumer spending trends and the general uptrend in the broad markets and the economy. Of the ten highest weighted constituents of the Index at the beginning of the year, the top performer in terms of stock price return was Altria Group Inc. (+34.27%) and the worst was Colgate-Palmolive (-4.54%)

Value of a $10,000 Investment*

* The line graph represents historical performance of a hypothetical investment of $10,000 in the ProFund VP Consumer Non-Cyclical from May 1, 2002 to December 31, 2003 assuming the reinvestment of distributions.

Average Annual Total Return as of 12/31/031

	1 Year	Since Inception (5/1/02)

ProFund VP Consumer Non-Cyclical	18.46%	(0.51)%

Dow Jones U.S. Consumer Non-Cyclical Index	18.87%	(0.04)%

S&P 500 Index	26.38%	1.40%

1 Past performance does not guarantee future results. Total return calculations assume the reinvestment of distributions and do not reflect the effect of taxes. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and net asset value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. During the period, certain fees were reduced. If such fee reductions had not occurred, the quoted performance would be lower. Performance numbers are net of all Fund expenses but do not include any insurance, sales, or administrative charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower.

2 The Dow Jones U.S. Consumer Non-Cyclical Index is a price return index and does not reflect the reinvestment of dividends, the impact of transaction costs, nor the deduction of expenses associated with a mutual fund such as investment management and accounting fees. It is not possible to invest directly in an index. The Fund’s performance does reflect the reinvestment of dividends, the impact of transaction costs and the deduction of fees and expenses.

3 1.00 equals perfect correlation.

4 The S&P 500 Index is an unmanaged index that consists of the common stocks of 500 major U.S. corporations selected for their size and the frequency and ease with which their stocks trade.

The above information is not covered by the Report of Independent Auditors.

128

PROFUNDS VP ProFund VP Consumer Non-Cyclical	Schedule of Portfolio Investments December 31, 2003

Common Stocks (101.4%)

	Shares	Value
Alberto-Culver Co.—Class B	115	$7,254
Albertson’s, Inc.	782	17,712
Altria Group, Inc.	5,037	274,113
American Italian Pasta Co.*	46	1,927
Anheuser-Busch Companies, Inc.	2,024	106,624
Apollo Group, Inc.—Class A*	345	23,460
Archer-Daniels-Midland Co.	1,472	22,404
Avon Products, Inc.	575	38,807
Black & Decker Corp.	184	9,075
Block H & R, Inc.	414	22,923
Blyth, Inc.	92	2,964
Brown-Forman Corp.	46	4,299
Bunge Limited	253	8,329
Campbell Soup Co.	621	16,643
Career Education Corp.*	230	9,216
Casey’s General Stores, Inc.	115	2,031
Cendant Corp.	2,507	55,831
Church & Dwight, Inc.	92	3,643
Clorox Co.	391	18,987
Coca-Cola Co.	5,589	283,642
Coca-Cola Enterprises, Inc.	598	13,078
Colgate-Palmolive Co.	1,242	62,162
ConAgra Foods, Inc.	1,334	35,204
Constellation Brands, Inc.*	230	7,574
Coors (Adolph) Co.—Class B	69	3,871
Corinthian Colleges, Inc.*	115	6,389
Corn Products International, Inc.	92	3,169
Dean Foods Co.*	391	12,852
Del Monte Foods Co.*	460	4,784
DeVry, Inc.*	161	4,046
Dial Corp.	230	6,548
Dreyer’s Grand Ice Cream Holdings, Inc.	46	3,577
eBay, Inc.*	1,058	68,337
Education Management Corp.*	138	4,284
Energizer Holdings, Inc.*	207	7,775
Flowers Foods, Inc.	115	2,967
Fortune Brands, Inc.	368	26,309
General Mills, Inc.	736	33,341
Gillette Co.	2,277	83,634
Hain Celestial Group, Inc.*	69	1,601
Heinz (H.J.) Co.	874	31,840
Hershey Foods Corp.	207	15,937
Hormel Foods Corp.	184	4,749
InterActiveCorp*	1,311	44,482
International Multifoods Corp.*	46	828
Interstate Bakeries Corp.	115	1,636
ITT Educational Services, Inc.*	115	5,402
JM Smucker Co.	115	5,208
Kellogg Co.	575	21,896
Kimberly-Clark Corp.	1,242	73,390
Kraft Foods, Inc.	690	22,232
Kroger Co.*	1,679	31,078
Lancaster Colony Corp.	69	3,116
Learning Tree International, Inc.*	23	400
Loews Corp.—Carolina Group	138	3,483

Common Stocks, continued

	Shares	Value
McCormick & Co., Inc.	299	$9,000
NBTY, Inc.*	161	4,324
Newell Rubbermaid, Inc.	690	15,711
PepsiAmericas, Inc.	207	3,544
PepsiCo, Inc.	4,255	198,368
Performance Food Group Co.*	115	4,160
Pre-Paid Legal Services, Inc.*	23	601
PRICELINE.COM, Inc.*	46	823
Procter & Gamble Co.	3,220	321,613
R.J. Reynolds Tobacco Holdings	207	12,037
Ralcorp Holdings, Inc.*	69	2,164
Regis Corp.	115	4,545
Rent-A-Center, Inc.*	207	6,185
Roto-Rooter, Inc.	23	1,060
Safeway, Inc.*	1,104	24,189
Sara Lee Corp.	1,955	42,443
Sensient Technologies Corp.	115	2,274
Service Corporation International*	736	3,967
Smithfield Foods, Inc.*	207	4,285
Snap-on, Inc.	138	4,449
Sotheby’s Holdings, Inc.—Class A*	115	1,571
Stamps.com, Inc.*	92	570
Stanley Works	207	7,839
Stewart Enterprises, Inc.—Class A*	230	1,306
SuperValu, Inc.	322	9,206
Sylvan Learning Systems, Inc.*	92	2,649
Sysco Corp.	1,610	59,941
The Estee Lauder Companies, Inc.	276	10,836
The Pepsi Bottling Group, Inc.	414	10,011
The Robert Mondavi Corp.—Class A*	23	893
The Scotts Co.—Class A*	46	2,721
The ServiceMaster Co.	736	8,574
Tootsie Roll Industries, Inc.	46	1,656
Tupperware Corp.	138	2,393
Tyson Foods, Inc.—Class A	575	7,613
United Rentals, Inc.*	161	3,101
Universal Corp.	69	3,048
University of Phoenix Online*	46	3,171
UST, Inc.	414	14,776
Weight Watchers Intl, Inc.*	115	4,413
Whole Foods Market, Inc.*	138	9,264
Wild Oats Markets, Inc.*	69	892
Winn-Dixie Stores, Inc.	207	2,060
Wrigley (WM.) JR Co.	345	19,392

TOTAL COMMON STOCKS (Cost $1,968,058)		2,440,701

TOTAL INVESTMENT SECURITIES (Cost $1,968,058)—101.4%		2,440,701
Net other assets (liabilities)—(1.4)%		(34,397)

NET ASSETS—100.0%		$2,406,304

*	Non-income producing security

See accompanying notes to the financial statements.

129

PROFUNDS VP

ProFund VP Consumer Non-Cyclical

Statement of Assets and Liabilities

December 31, 2003
Assets:
Investment securities, at value (cost $1,968,058)	$2,440,701
Dividends receivable	14,119
Receivable for capital shares issued	92,910
Prepaid expenses	31

Total Assets	2,547,761

Liabilities:
Cash overdraft	20,406
Payable for investments purchased	106,141
Advisory fees payable	4,399
Management services fees payable	879
Administration fees payable	310
Administrative services fees payable	3,431
Distribution fees payable	1,716
Other accrued expenses	4,175

Total Liabilities	141,457

Net Assets	$2,406,304

Net Assets consist of:
Capital	$3,014,170
Accumulated net investment income (loss)	5,023
Accumulated net realized gains (losses) on investments	(1,085,532)
Net unrealized appreciation (depreciation) on investments	472,643

Net Assets	$2,406,304

Shares of Beneficial Interest Outstanding	81,493

Net Asset Value (offering and redemption price per share)	$29.53

Statement of Operations

For the year ended December 31, 2003
Investment Income:
Dividends	$79,928
Interest	131

Total Investment Income	80,059

Expenses:
Advisory fees	28,462
Management services fees	5,692
Administration fees	1,796
Transfer agency and administrative service fees	22,446
Distribution fees	9,487
Custody fees	13,331
Fund accounting fees	3,630
Other fees	3,442

Total Gross Expenses before reductions	88,286
Less Expenses reduced by the Advisor	(13,250)

Total Net Expenses	75,036

Net Investment Income (Loss)	5,023

Realized and Unrealized Gains (Losses) on Investments:
Net realized gains (losses) on investment securities	225,375
Change in net unrealized appreciation/depreciation on investments	195,931

Net Realized and Unrealized Gains (Losses) on Investments	421,306

Change in Net Assets Resulting from Operations	$426,329

See accompanying notes to the financial statements.

130

PROFUNDS VP

ProFund VP Consumer Non-Cyclical

Statements of Changes in Net Assets

	For the year ended December 31, 2003	For the period May 1, 2002(a) through December 31, 2002
From Investment Activities:
Operations:
Net investment income (loss)	$5,023	$15,503
Net realized gains (losses) on investments	225,375	(1,925,251)
Change in net unrealized appreciation/depreciation on investments	195,931	276,712

Change in net assets resulting from operations	426,329	(1,633,036)

Distributions to Shareholders From:
Net investment income	(19,148)	—

Change in net assets resulting from distributions	(19,148)	—

Capital Transactions:
Proceeds from shares issued	67,481,358	93,043,640
Dividends reinvested	19,148	—
Cost of shares redeemed	(70,453,029)	(86,458,958)

Change in net assets resulting from capital transactions	(2,952,523)	6,584,682

Change in net assets	(2,545,342)	4,951,646
Net Assets:
Beginning of period	4,951,646	—

End of period	$2,406,304	$4,951,646

Accumulated net investment income (loss)	$5,023	$19,148

Share Transactions:
Issued	2,514,438	3,450,934
Reinvested	656	—
Redeemed	(2,630,810)	(3,253,725)

Change in shares	(115,716)	197,209

(a)	Commencement of operations

See accompanying notes to the financial statements.

131

PROFUNDS VP

ProFund VP Consumer Non-Cyclical

Financial Highlights

Selected data for a share of beneficial interest outstanding throughout the periods indicated.

	For the year ended December 31, 2003	For the period May 1, 2002(a) through December 31, 2002
Net Asset Value, Beginning of Period	$25.11	$30.00

Investment Activities:
Net investment income (loss)	0.04 (b)	0.04	(b)
Net realized and unrealized gains (losses) on investments	4.59	(4.93)

Total income (loss) from investment activities	4.63	(4.89)

Distributions to Shareholders From:
Net investment income	(0.21)	—

Net Asset Value, End of Period	$29.53	$25.11

Total Return	18.46%	(16.30	)%(c)
Ratios to Average Net Assets:
Gross expenses(d)	2.33%	2.10%
Net expenses(d)	1.98%	1.98%
Net investment income (loss)(d)	0.13%	0.22%
Supplemental Data:
Net assets, end of period (000’s)	$2,406	$4,952
Portfolio turnover rate(e)	1,472%	1,057	%(c)

(a)	Commencement of operations
(b)	Per share net investment income (loss) has been calculated using the daily average shares method.
(c)	Not annualized for periods less than one year.
(d)	Annualized for periods less than one year.
(e)	Portfolio turnover rate is calculated without regard to instruments (including options, swap agreements and futures contracts) having a maturity of less than one year.

See accompanying notes to the financial statements.

132

ProFund VP Energy

The ProFund VP Energy seeks daily investment results, before fees and expenses, that correspond to the daily performance of the Dow Jones U.S. Energy Sector Index. For the year ended December 31, 2003, the Fund had a total return of 22.27%1, compared to a return of 22.86%2 for the Index. For the year, the Fund achieved an average daily statistical correlation of over 0.99 to the daily performance of the Index.3

The Fund applies a mathematical approach to investing. In doing so it takes positions in securities and/or financial instruments that, in combination, should have similar daily return characteristics as the Index. The Dow Jones U.S. Energy Sector Index measures the performance of the energy sector of the U.S. equity market. Component companies include oil drilling equipment and services, coal, oil companies-major, oil companies-secondary, pipelines, liquid, solid or gaseous fossil fuel producers and service companies.

The performance of the Dow Jones U.S. Energy Sector Index (and thus the Fund) benefited from energy prices which remaining relatively high throughout the year, as well from the end of major combat in Iraq which reduced uncertainties in the region. Of the ten highest weighted constituents of the Index at the beginning of the year, the top performer in terms of stock price return was Apache Corp. (+49.42%) and the worst was Baker Hughes Inc. (-0.09%).

Value of a $10,000 Investment*

* The line graph represents historical performance of a hypothetical investment of $10,000 in the ProFund VP Energy from January 22, 2001 to December 31, 2003 assuming the reinvestment of distributions.

Average Annual Total Return as of 12/31/031

	1 Year	Since Inception (1/22/01)

ProFund VP Energy	22.27%	(1.93)%

Dow Jones U.S. Energy Index	22.86%	(0.77)%

S&P 500 Index	26.38%	(6.22)%

1 Past performance does not guarantee future results. Total return calculations assume the reinvestment of distributions and do not reflect the effect of taxes. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and net asset value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. During the period, certain fees were reduced. If such fee reductions had not occurred, the quoted performance would be lower. Performance numbers are net of all Fund expenses but do not include any insurance, sales, or administrative charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower.

2 The Dow Jones U.S. Energy Index is a price return index and does not reflect the reinvestment of dividends, the impact of transaction costs, nor the deduction of expenses associated with a mutual fund such as investment management and accounting fees. It is not possible to invest directly in an index. The Fund’s performance does reflect the reinvestment of dividends, the impact of transaction costs and the deduction of fees and expenses.

3 1.00 equals perfect correlation.

4 The S&P 500 Index is an unmanaged index that consists of the common stocks of 500 major U.S. corporations selected for their size and the frequency and ease with which their stocks trade.

The above information is not covered by the Report of Independent Auditors.

133

PROFUNDS VP ProFund VP Energy	Schedule of Portfolio Investments December 31, 2003

Common Stocks (85.6%)

	Shares	Value
Amerada Hess Corp.	4,970	$264,255
Anadarko Petroleum Corp.	15,904	811,263
Apache Corp.	10,437	846,441
Arch Coal, Inc.	3,479	108,441
Atwood Oceanics, Inc.*	497	15,874
Baker Hughes, Inc.	21,371	687,291
BJ Services Co.*	9,940	356,846
Burlington Resources, Inc.	12,425	688,097
Cabot Oil & Gas Corp.	1,988	58,348
Chesapeake Energy Corp.	13,916	188,979
ChevronTexaco Corp.	68,089	5,882,209
Cimarex Energy Co.*	2,485	66,325
ConocoPhillips	39,760	2,607,063
Cooper Cameron Corp.*	3,479	162,121
Core Laboratories N.V.*	1,988	33,180
Devon Energy Corp.	13,916	796,830
Diamond Offshore Drilling, Inc.	3,976	81,548
El Paso Corp.	38,766	317,494
Ensco International, Inc.	9,443	256,566
EOG Resources, Inc.	7,455	344,197
Evergreen Resources, Inc.*	2,485	80,787
Exxon Mobil Corp.	262,456	10,760,696
FMC Technologies, Inc.*	3,976	92,641
Forest Oil Corp.*	3,479	99,395
Global Industries, Ltd.*	4,473	23,036
GlobalSantaFe Corp.	11,928	296,172
Grant Prideco, Inc.*	6,958	90,593
Grey Wolf, Inc.*	11,431	42,752
Halliburton Co.	27,832	723,632
Hanover Compressor Co.*	3,976	44,332
Helmerich & Payne, Inc.	2,982	83,287
Input/Output, Inc.*	2,982	13,449
Kerr-McGee Corp.	6,461	300,372
Key Energy Group*	8,449	87,109
Kinder Morgan, Inc.	5,964	352,471
Lone Star Technologies, Inc.*	1,988	31,768
Marathon Oil Corp.	19,880	657,829
Massey Energy Co.	4,970	103,376
Maverick Tube Corp.*	2,485	47,836
McDermott International, Inc.*	3,479	41,574
Murphy Oil Corp.	5,467	357,050
Nabors Industries, Ltd.*	9,443	391,885
National-Oilwell, Inc.*	5,467	122,242
Newfield Exploration Co.*	3,479	154,955
Newpark Resources, Inc.*	4,970	23,806
Noble Corp.*	8,449	302,305
Noble Energy, Inc.	3,479	154,572
Occidental Petroleum Corp.	24,353	1,028,671
Oceaneering International, Inc.*	1,491	41,748
Offshore Logistics, Inc.*	1,491	36,559
Parker Drilling Co.*	5,964	15,208
Patina Oil & Gas Corp.	1,988	97,392
Patterson-UTI Energy, Inc.*	4,970	163,612
Peabody Energy Corp.	2,485	103,649
Pioneer Natural Resources Co.*	7,455	238,038

Common Stocks, continued

	Shares	Value
Pogo Producing Co.	3,479	$168,036
Premor, Inc.*	3,976	103,376
Pride International, Inc.*	7,455	138,961
Rowan Companies, Inc.*	5,964	138,186
Schlumberger, Ltd.	37,275	2,039,689
SEACOR SMIT, Inc.*	994	41,778
Smith International, Inc.*	6,461	268,261
Stone Energy Corp.*	1,491	63,293
Sunoco, Inc.	4,970	254,216
Superior Energy Services, Inc.*	3,479	32,703
Tesoro Petroleum Corp.*	3,976	57,930
Tidewater, Inc.	3,479	103,953
Tom Brown, Inc.*	2,485	80,141
Transocean Sedco Forex, Inc.*	20,377	489,252
Unit Corp.*	2,485	58,522
Unocal Corp.	16,401	604,049
Valero Energy Corp.	7,455	345,465
Varco International, Inc.*	6,461	133,290
Veritas DGC, Inc.*	1,988	20,834
Vintage Petroleum, Inc.	3,479	41,852
Weatherford International, Ltd.*	8,449	304,164
Western Gas Resources, Inc.	1,491	70,450
Williams Companies, Inc.	32,802	322,116
XTO Energy, Inc.	11,928	337,562

TOTAL COMMON STOCKS (Cost $33,580,276)		37,996,246

U.S. Government Agency Obligations (0.2%)

	Principal Amount
Federal National Mortgage Association, 0.50%, 01/02/04	$77,000	76,999

TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS (Cost $76,999)		76,999

TOTAL INVESTMENT SECURITIES (Cost $33,657,275)—85.8%		38,073,245
Net other assets (liabilities)—14.2%		6,324,661

NET ASSETS—100.0%		$44,397,906

Swap Agreements

	Units	Unrealized Appreciation (Depreciation)
Equity Index Swap Agreement based on the Dow Jones U.S. Energy Sector Index expiring 01/02/04 (Underlying notional amount at value $6,433,873)	64,339	$(267)

*	Non-income producing security

See accompanying notes to the financial statements.

134

PROFUNDS VP

ProFund VP Energy

Statement of Assets and Liabilities

December 31, 2003
Assets:
Investment securities, at value (cost $33,657,275)	$38,073,245
Cash	3,736
Dividends and interest receivable	11,275
Receivable for investments sold	6,517,105
Receivable for capital shares issued	1,012,060
Prepaid expenses	169

Total Assets	45,617,590

Liabilities:
Payable for investments purchased	1,164,677
Unrealized depreciation on swap agreements	267
Advisory fees payable	20,148
Management services fees payable	4,029
Administration fees payable	1,121
Administrative services fees payable	12,359
Distribution fees payable	6,181
Other accrued expenses	10,902

Total Liabilities	1,219,684

Net Assets	$44,397,906

Net Assets consist of:
Capital	$50,914,576
Accumulated net realized gains (losses) on investments	(10,932,373)
Net unrealized appreciation (depreciation) on investments	4,415,703

Net Assets	$44,397,906

Shares of Beneficial Interest Outstanding	1,567,012

Net Asset Value (offering and redemption price per share)	$28.33

Statement of Operations

For the year ended December 31, 2003
Investment Income:
Dividends	$276,939
Interest	400

Total Investment Income	277,339

Expenses:
Advisory fees	108,108
Management services fees	21,622
Administration fees	6,858
Transfer agency and administrative service fees	83,588
Distribution fees	36,036
Custody fees	19,493
Fund accounting fees	12,062
Other fees	14,034

Total Gross Expenses before reductions	301,801
Less Expenses reduced by the Advisor	(16,755)

Total Net Expenses	285,046

Net Investment Income (Loss)	(7,707)

Realized and Unrealized Gains (Losses) on Investments:
Net realized gains (losses) on investment securities	(84,945)
Change in net unrealized appreciation/depreciation on investments	3,609,243

Net Realized and Unrealized Gains (Losses) on Investments	3,524,298

Change in Net Assets Resulting from Operations	$3,516,591

See accompanying notes to the financial statements.

135

PROFUNDS VP

ProFund VP Energy

Statements of Changes in Net Assets

	For the year ended December 31, 2003	For the year ended December 31, 2002
From Investment Activities:
Operations:
Net investment income (loss)	$(7,707)	$(35,169)
Net realized gains (losses) on investments	(84,945)	(4,572,369)
Change in net unrealized appreciation/depreciation on investments	3,609,243	(74,363)

Change in net assets resulting from operations	3,516,591	(4,681,901)

Capital Transactions:
Proceeds from shares issued	154,516,738	218,037,705
Cost of shares redeemed	(132,918,722)	(218,079,217)

Change in net assets resulting from capital transactions	21,598,016	(41,512)

Change in net assets	25,114,607	(4,723,413)
Net Assets:
Beginning of period	19,283,299	24,006,712

End of period	$44,397,906	$19,283,299

Share Transactions:
Issued	6,239,036	8,214,904
Redeemed	(5,504,219)	(8,242,223)

Change in shares	734,817	(27,319)

See accompanying notes to the financial statements.

136

PROFUNDS VP

ProFund VP Energy

Financial Highlights

Selected data for a share of beneficial interest outstanding throughout the periods indicated.

	For the year ended December 31, 2003		For the year ended December 31, 2002		For the period January 22, 2001(a) through December 31, 2001
Net Asset Value, Beginning of Period	$23.17		$27.93		$30.00

Investment Activities:
Net investment income (loss)	(0.01	)(b)	(0.05	)(b)	—	(b),(c)
Net realized and unrealized gains (losses) on investments	5.17		(4.71)		(2.07)

Total income (loss) from investment activities	5.16		(4.76)		(2.07)

Net Asset Value, End of Period	$28.33		$23.17		$27.93

Total Return	22.27%		(17.04)%		(6.90	)%(d)
Ratios to Average Net Assets:
Gross expenses(e)	2.09%		2.16%		2.05%
Net expenses(e)	1.98%		1.98%		2.05%
Net investment income (loss)(e)	(0.05)%		(0.18)%		(0.01)%
Supplemental Data:
Net assets, end of period (000’s)	$44,398		$19,283		$24,007
Portfolio turnover rate(f)	1,091%		1,632%		1,169	%(d)

(a)	Commencement of operations
(b)	Per share net investment income (loss) has been calculated using the daily average shares method.
(c)	Amount is less than $0.005.
(d)	Not annualized for periods less than one year.
(e)	Annualized for periods less than one year.
(f)	Portfolio turnover rate is calculated without regard to instruments (including options, swap agreements and futures contracts) having a maturity of less than one year.

See accompanying notes to the financial statements.

137

ProFund VP Financial

The ProFund VP Financial seeks daily investment results, before fees and expenses, that correspond to the daily performance of the Dow Jones U.S. Financial Sector Index. For the year ended December 31, 2003, the Fund had a total return of 28.99%1, compared to a return of 28.76%2 for the Index. For the year, the Fund achieved an average daily statistical correlation of over 0.99 to the daily performance of the Index.3

The Fund applies a mathematical approach to investing. In doing so it takes positions in securities and/or financial instruments that, in combination, should have similar daily return characteristics as the Index. The Dow Jones U.S. Financial Sector Index measures the performance of the financial services economic sector of the U.S. equity market. Component companies include regional banks; major U.S. domiciled international banks; full-line, life, and property and casualty insurance companies; companies that invest, directly or indirectly in real estate; diversified financial companies such as Fannie Mae, credit card insurers, check cashing companies, mortgage lenders and investment advisers; securities brokers and dealers including investment banks, merchant banks and online brokers; and publicly traded stock exchanges.

The Index, its component companies, and the Fund benefited from a variety of factors. Sales increased in the insurance industry and financial service firms were beneficiaries of a second half rally in stocks sensitive to the capital markets. Mortgage companies benefited from the surge in home refinancing that continued well into 2003. Of the ten highest weighted constituents of the Index at the beginning of the year, the top performer in terms of stock price return was J.P. Morgan Chase & Co. (+53.04%) and the worst was Freddie Mac (-1.24%).

Value of a $10,000 Investment*

* The line graph represents historical performance of a hypothetical investment of $10,000 in the ProFund VP Financial from January 22, 2001 to December 31, 2003 assuming the reinvestment of distributions.

Average Annual Total Return as of 12/31/031

	1 Year	Since Inception (1/22/01)

ProFund VP Financial	28.99%	0.86%

Dow Jones U.S. Financial Index	28.76%	1.51%

S&P 500 Index	26.38%	(6.22)%

1 Past performance does not guarantee future results. Total return calculations assume the reinvestment of distributions and do not reflect the effect of taxes. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and net asset value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. During the period, certain fees were reduced. If such fee reductions had not occurred, the quoted performance would be lower. Performance numbers are net of all Fund expenses but do not include any insurance, sales, or administrative charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower.

2 The Dow Jones U.S. Financial Index is a price return index and does not reflect the reinvestment of dividends, the impact of transaction costs, nor the deduction of expenses associated with a mutual fund such as investment management and accounting fees. It is not possible to invest directly in an index. The Fund’s performance does reflect the reinvestment of dividends, the impact of transaction costs and the deduction of fees and expenses.

3 1.00 equals perfect correlation.

4 The S&P 500 Index is an unmanaged index that consists of the common stocks of 500 major U.S. corporations selected for their size and the frequency and ease with which their stocks trade.

The above information is not covered by the Report of Independent Auditors.

138

PROFUNDS VP ProFund VP Financial	Schedule of Portfolio Investments December 31, 2003

Common Stocks (99.8%)

	Shares	Value
ACE, Ltd.	2,604	$107,858
AFLAC, Inc.	4,650	168,237
Allstate Corp.	6,324	272,057
Ambac Financial Group, Inc.	1,302	90,346
American Express Co.	9,858	475,451
American International Group, Inc.	20,088	1,331,432
AmSouth Bancorp	4,092	100,254
AON Corp.	2,604	62,340
Archstone-Smith Trust	1,860	52,043
Bank of America Corp.	13,206	1,062,158
Bank of New York Company, Inc.	6,882	227,932
Bank One Corp.	10,044	457,906
Banknorth Group, Inc.	2,046	66,556
BB&T Corp.	5,952	229,985
Bear Stearns Cos., Inc.	1,116	89,224
Boston Properties, Inc.	1,302	62,743
Capital One Financial Corp.	2,232	136,799
Charter One Financial, Inc.	2,976	102,821
Chubb Corp.	1,860	126,666
Cincinnati Financial Corp.	1,488	62,317
CIT Group, Inc.	2,046	73,554
Citigroup, Inc.	45,570	2,211,969
Comerica, Inc.	2,232	125,126
Compass Bancshares, Inc.	1,302	51,182
Countrywide Credit Industries, Inc.	1,860	141,081
Equity Office Properties Trust	5,394	154,538
Equity Residential Properties Trust	3,720	109,777
Everest Re Group, Ltd.	930	78,678
Fannie Mae	8,556	642,213
Fidelity National Financial, Inc.	1,302	50,492
Fifth Third Bancorp	5,208	307,793
First Tennessee National Corp.	1,488	65,621
Fleet Boston Financial Corp.	9,486	414,064
Franklin Resources, Inc.	2,046	106,515
Freddie Mac	6,324	368,816
General Growth Properties, Inc.	2,232	61,938
Golden West Financial Corp.	1,488	153,547
Goldman Sachs Group, Inc.	2,790	275,457
GreenPoint Financial Corp.	2,046	72,265
Hartford Financial Services Group, Inc.	2,790	164,694
iStar Financial, Inc.	1,488	57,883
J.P. Morgan Chase & Co.	18,228	669,514
Jefferson-Pilot Corp.	2,418	122,472
John Hancock Financial Services, Inc.	2,790	104,625
KeyCorp	4,650	136,338
Kimco Realty Corp.	1,302	58,265
Legg Mason, Inc.	930	71,777
Lincoln National Corp.	1,860	75,088
Loews Corp.	2,604	128,768
M&T Bank Corp.	2,046	201,122
Mack-Cali Realty Corp.	2,046	85,155
Marsh & McLennan Companies, Inc.	4,650	222,689
Marshall & Ilsley Corp.	3,906	149,405
MBIA, Inc.	2,232	132,201
MBNA Corp.	9,858	244,971
Mellon Financial Corp.	3,906	125,422
Merrill Lynch & Co., Inc.	8,742	512,718
MetLife, Inc.	3,162	106,465
MGIC Investment Corp.	1,302	74,136
Morgan Stanley Dean Witter & Co.	9,114	527,427

Common Stocks, continued

	Shares	Value
National City Corp.	5,022	$170,447
National Commerce Financial Corp.	2,418	65,963
New York Community Bancorp	2,232	84,928
North Fork Bancorp, Inc.	2,232	90,329
Northern Trust Corp.	2,046	94,975
Old Republic International Corp.	2,790	70,754
Plum Creek Timber Company, Inc.	3,162	96,283
PNC Financial Services Group	2,790	152,697
Principal Financial Group, Inc.	2,976	98,416
Progressive Corp.	2,046	171,025
Prologis Trust	3,906	125,344
Prudential Financial, Inc.	5,580	233,076
Public Storage, Inc.	1,302	56,494
Radian Group, Inc.	1,302	63,473
Regions Financial Corp.	2,976	110,707
Rouse Co.	1,302	61,194
Schwab (Charles) Corp.	8,928	105,708
Simon Property Group, Inc.	4,650	215,480
SLM Corp.	4,278	161,195
SouthTrust Corp.	2,976	97,404
Sovereign Bancorp, Inc.	2,790	66,263
St. Paul Companies, Inc.	3,162	125,373
State Street Corp.	3,162	164,677
SunTrust Banks, Inc.	3,348	239,382
Synovus Financial Corp.	3,162	91,445
T. Rowe Price Group, Inc.	1,674	79,364
TCF Financial Corp.	1,860	95,511
Torchmark Corp.	1,116	50,823
Travelers Property Casualty Corp.—Class A	4,836	81,148
Travelers Property Casualty Corp.—Class B	4,650	78,911
U.S. Bancorp	16,926	504,056
Union Planters Corp.	1,860	58,571
Vornado Realty Trust	1,302	71,285
Wachovia Corp.	12,834	597,936
Washington Mutual, Inc.	8,370	335,803
Weingarten Realty Investors	2,604	115,487
Wells Fargo & Co.	15,066	887,237
XL Capital, Ltd.—Class A	1,860	144,243
Zions Bancorp	2,418	148,296

TOTAL COMMON STOCKS (Cost $16,615,227)		20,982,589

U.S. Government Agency Obligations (0.7%)

	Principal Amount
Federal National Mortgage Association, 0.50%, 01/02/04	$157,000	156,998

TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS (Cost $156,998)		156,998

TOTAL INVESTMENT SECURITIES (Cost $16,772,225)—100.5%		21,139,587
Net other assets (liabilities)—(0.5)%		(115,192)

NET ASSETS—100.0%		$21,024,395

See accompanying notes to the financial statements.

139

PROFUNDS VP

ProFund VP Financial

Statement of Assets and Liabilities

December 31, 2003
Assets:
Investment securities, at value (cost $16,772,225)	$21,139,587
Cash	731
Dividends and interest receivable	30,329
Receivable for capital shares issued	120,041
Prepaid expenses	132

Total Assets	21,290,820

Liabilities:
Payable for investments purchased	225,666
Payable for capital shares redeemed	2,081
Advisory fees payable	13,279
Management services fees payable	2,657
Administration fees payable	721
Administrative services fees payable	6,867
Distribution fees payable	5,194
Other accrued expenses	9,960

Total Liabilities	266,425

Net Assets	$21,024,395

Net Assets consist of:
Capital	$23,507,897
Accumulated net investment income (loss)	80,498
Accumulated net realized gains (losses) on investments	(6,931,362)
Net unrealized appreciation (depreciation) on investments	4,367,362

Net Assets	$21,024,395

Shares of Beneficial Interest Outstanding	684,293

Net Asset Value (offering and redemption price per share)	$30.72

Statement of Operations

For the year ended December 31, 2003
Investment Income:
Dividends	$376,759
Interest	387

Total Investment Income	377,146

Expenses:
Advisory fees	117,814
Management services fees	23,563
Administration fees	7,496
Transfer agency and administrative service fees	81,704
Distribution fees	39,271
Custody fees	22,113
Fund accounting fees	13,464
Other fees	20,505

Total Gross Expenses before reductions	325,930
Less Expenses reduced by the Advisor	(15,317)

Total Net Expenses	310,613

Net Investment Income (Loss)	66,533

Realized and Unrealized Gains (Losses) on Investments:
Net realized gains (losses) on investment securities	714,339
Change in net unrealized appreciation/depreciation on investments	3,227,266

Net Realized and Unrealized Gains (Losses) on Investments	3,941,605

Change in Net Assets Resulting from Operations	$4,008,138

See accompanying notes to the financial statements.

140

PROFUNDS VP

ProFund VP Financial

Statements of Changes in Net Assets

	For the year ended December 31, 2003	For the year ended December 31, 2002
From Investment Activities:
Operations:
Net investment income (loss)	$66,533	$53,577
Net realized gains (losses) on investments	714,339	(5,839,251)
Change in net unrealized appreciation/depreciation on investments	3,227,266	(258,523)

Change in net assets resulting from operations	4,008,138	(6,044,197)

Distributions to Shareholders From:
Net investment income	(28,561)	—

Change in net assets resulting from distributions	(28,561)	—

Capital Transactions:
Proceeds from shares issued	111,685,395	254,024,533
Dividends reinvested	28,561	—
Cost of shares redeemed	(106,566,808)	(256,171,559)

Change in net assets resulting from capital transactions	5,147,148	(2,147,026)

Change in net assets	9,126,725	(8,191,223)
Net Assets:
Beginning of period	11,897,670	20,088,893

End of period	$21,024,395	$11,897,670

Accumulated net investment income (loss)	$80,498	$42,526

Share Transactions:
Issued	4,268,452	9,428,129
Reinvested	943	—
Redeemed	(4,084,053)	(9,646,177)

Change in shares	185,342	(218,048)

See accompanying notes to the financial statements.

141

PROFUNDS VP

ProFund VP Financial

Financial Highlights

Selected data for a share of beneficial interest outstanding throughout the periods indicated.

	For the year ended December 31, 2003	For the year ended December 31, 2002	For the period January 22, 2001(a) through December 31, 2001
Net Asset Value, Beginning of Period	$23.85	$28.02	$30.00

Investment Activities:
Net investment income (loss)	0.11 (b)	0.06 (b)	0.04	(b)
Net realized and unrealized gains (losses) on investments	6.80	(4.23)	(2.02)

Total income (loss) from investment activities	6.91	(4.17)	(1.98)

Distribution to Shareholders From:
Net investment income	(0.04)	—	—

Net Asset Value, End of Period	$30.72	$23.85	$28.02

Total Return	28.99%	(14.88)%	(6.60	)%(c)
Ratios to Average Net Assets:
Gross expenses(d)	2.07%	2.14%	2.10%
Net expenses(d)	1.98%	1.98%	2.10%
Net investment income (loss)(d)	0.42%	0.22%	0.16%
Supplemental Data:
Net assets, end of period (000’s)	$21,024	$11,898	$20,089
Portfolio turnover rate(e)	726%	1,341%	1,330	%(c)

(a)	Commencement of operations
(b)	Per share net investment income (loss) has been calculated using the daily average shares method.
(c)	Not annualized for periods less than one year.
(d)	Annualized for periods less than one year.
(e)	Portfolio turnover rate is calculated without regard to instruments (including options, swap agreements and futures contracts) having a maturity of less than one year.

See accompanying notes to the financial statements.

142

ProFund VP Healthcare

The ProFund VP Healthcare seeks daily investment results, before fees and expenses, that correspond to the daily performance of the Dow Jones U.S. Healthcare Sector Index. For the year ended December 31, 2003, the Fund had a total return of 17.42%1, compared to a return of 17.78%2 for the Index. For the year, the Fund achieved an average daily statistical correlation of over 0.99 to the daily performance of the Index.3

The Fund applies a mathematical approach to investing. In doing so it takes positions in securities and/or financial instruments that, in combination, should have similar daily return characteristics as the Index. The Dow Jones U.S. Healthcare Sector Index measures the performance of the healthcare economic sector of the U.S. equity market. Component companies include health care providers, biotechnology companies, medical supplies, advanced medical devices and pharmaceuticals.

The Dow Jones U.S. Healthcare Sector Index (and thus the Fund) trailed the broader market, but was still supported by the growing demand for healthcare as the average age in the U.S. continued to increase. Generic drugs limited the returns, while changes in Medicare legislation gave the elderly better access to prescriptions as both healthcare spending and costs increased in the U.S. These changes also benefited managed care providers and healthcare facilities, which were among the top performing groups within the sector. Of the ten highest weighted constituents of the Index at the beginning of the year, the top performer in terms of stock price return was Amgen Inc. (+27.82%) and the worst was Merck & Co. Inc. (-13.77%).

Value of a $10,000 Investment*

* The line graph represents historical performance of a hypothetical investment of $10,000 in the ProFund VP Healthcare from January 22, 2001 to December 31, 2003 assuming the reinvestment of distributions.

Average Annual Total Return as of 12/31/031

	1 Year	Since Inception (1/22/01)

ProFund VP Healthcare	17.42%	(4.99)%

Dow Jones U.S. Healthcare Index	17.78%	(4.21)%

S&P 500 Index	26.38%	(6.22)%

1 Past performance does not guarantee future results. Total return calculations assume the reinvestment of distributions and do not reflect the effect of taxes. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and net asset value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. During the period, certain fees were reduced. If such fee reductions had not occurred, the quoted performance would be lower. Performance numbers are net of all Fund expenses but do not include any insurance, sales, or administrative charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower.

2 The Dow Jones U.S. Healthcare Index is a price return index and does not reflect the reinvestment of dividends, the impact of transaction costs, nor the deduction of expenses associated with a mutual fund such as investment management and accounting fees. It is not possible to invest directly in an index. The Fund’s performance does reflect the reinvestment of dividends, the impact of transaction costs and the deduction of fees and expenses.

3 1.00 equals perfect correlation.

4 The S&P 500 Index is an unmanaged index that consists of the common stocks of 500 major U.S. corporations selected for their size and the frequency and ease with which their stocks trade.

The above information is not covered by the Report of Independent Auditors.

143

PROFUNDS VP ProFund VP Healthcare	Schedule of Portfolio Investments December 31, 2003

Common Stocks (99.8%)

	Shares	Value
Abbott Laboratories	25,380	$1,182,708
AdvancePCS*	1,350	71,091
Aetna, Inc.	2,700	182,466
Affymetrix, Inc.*	1,350	33,224
Alcon, Inc.	1,350	81,729
Allergan, Inc.	2,430	186,648
Amgen, Inc.*	22,950	1,418,309
Amylin Pharmaceuticals, Inc.*	1,620	35,996
Andrx Group*	1,080	25,963
Anthem, Inc.*	2,430	182,250
Apogent Technologies, Inc.*	1,620	37,325
Applera Corp.—Applied Biosystems Group	4,320	89,467
Apria Healthcare Group, Inc.*	1,080	30,748
Bard (C.R.), Inc.	1,080	87,750
Barr Laboratories, Inc.*	1,080	83,106
Bausch & Lomb, Inc.	1,350	70,065
Baxter International, Inc.	10,260	313,135
Beckman Coulter, Inc.	1,350	68,621
Becton, Dickinson & Co.	4,590	188,833
Biogen Idec, Inc.*	5,670	208,543
Biomet, Inc.	4,050	147,461
Boston Scientific Corp.*	10,260	377,158
Bristol-Myers Squibb Co.	31,860	911,196
Caremark Rx, Inc.*	4,320	109,426
Celgene Corp.*	1,620	72,932
Cephalon, Inc.*	810	39,212
Charles River Laboratories International, Inc.*	810	27,807
Chiron Corp.*	2,700	153,873
CIGNA Corp.	2,700	155,250
Community Health Systems*	1,080	28,706
Cooper Companies, Inc.	540	25,450
Covance, Inc.*	1,080	28,944
Coventry Health Care, Inc.*	810	52,237
DaVita, Inc.*	1,080	42,120
DENTSPLY International, Inc.	1,080	48,784
Edwards Lifesciences Corp.*	1,080	32,486
Eli Lilly & Co.	15,930	1,120,357
Express Scripts, Inc.—Class A*	1,080	71,744
First Health Group Corp.*	1,620	31,525
Fisher Scientific International, Inc.*	1,350	55,850
Forest Laboratories, Inc.*	6,210	383,778
Genentech, Inc.*	3,780	353,695
Genzyme Corp.—General Division*	4,050	199,827
Gilead Sciences, Inc.*	3,510	204,071
Guidant Corp.	5,400	325,080
HCA, Inc.	7,290	313,177
Health Management Associates, Inc.—Class A	4,050	97,200
Health Net, Inc.*	2,160	70,632
Hillenbrand Industries, Inc.	1,080	67,025
Human Genome Sciences, Inc.*	2,160	28,620
Humana, Inc.*	2,970	67,865
ICOS Corp.*	1,350	55,728
IDEXX Laboratories, Inc.*	540	24,991
ImClone Systems, Inc.*	1,080	42,833
IMS Health, Inc.	4,050	100,683
INAMED Corp.*	540	25,952
Invitrogen Corp.*	810	56,700
IVAX Corp.*	2,700	64,476
Johnson & Johnson	48,870	2,524,623
King Pharmaceuticals, Inc.*	4,050	61,803

Common Stocks, continued

	Shares	Value
Laboratory Corp. of America Holdings*	2,430	$89,789
Lincare Holdings, Inc.*	1,620	48,649
Manor Care, Inc.	1,890	65,337
Martek Biosciences Corp.*	540	35,084
Medco Health Solutions, Inc.*	4,320	146,837
Medicis Pharmaceutical Corp.	540	38,502
MedImmune, Inc.*	4,320	109,728
Medtronic, Inc.	19,980	971,228
Merck & Co., Inc.	36,450	1,683,990
Mid Atlantic Medical Services, Inc.*	1,080	69,984
Millennium Pharmaceuticals, Inc.*	4,860	90,736
Monsanto Co.	4,590	132,100
Mylan Laboratories, Inc.	4,860	122,764
Neurocrine Biosciences, Inc.*	540	29,452
Omnicare, Inc.	1,890	76,337
Oxford Health Plans, Inc.*	1,620	70,470
PacifiCare Health Systems, Inc.*	810	54,756
Patterson Dental Co.*	1,080	69,293
Pfizer, Inc.	126,090	4,454,759
Pharmaceutical Resources, Inc.*	540	35,181
Protein Design Labs, Inc.*	1,890	33,831
Quest Diagnostics, Inc.*	1,350	98,699
Renal Care Group, Inc.*	810	33,372
Schering-Plough Corp.	24,300	422,577
Sepracor, Inc.*	1,620	38,767
SICOR, Inc.*	1,350	36,720
St. Jude Medical, Inc.*	3,240	198,774
STERIS Corp.*	1,350	30,510
Stryker Corp.	2,430	206,574
Taro Pharmaceutical Industries, Ltd.*	540	34,830
Tenet Healthcare Corp.*	7,290	117,005
Triad Hospitals, Inc.*	1,350	44,915
UnitedHealth Group, Inc.	9,720	565,509
Universal Health Services, Inc.— Class B	1,080	58,018
Valeant Pharmaceuticals International	1,350	33,953
Varian Medical Systems, Inc.*	1,620	111,942
Watson Pharmaceuticals, Inc.*	1,890	86,940
Wellpoint Health Networks, Inc.*	2,700	261,872
Wyeth	22,140	939,843
Zimmer Holdings, Inc.*	4,320	304,128

TOTAL COMMON STOCKS (Cost $20,842,413)		25,233,009

U.S. Government Agency Obligations (0.4%)

	Principal Amount
Federal National Mortgage Association, 0.50%, 01/02/04	$106,000	105,999

TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS (Cost $ 105,999)		105,999

TOTAL INVESTMENT SECURITIES (Cost $20,948,412)—100.2%		25,339,008
Net other assets (liabilities)—(0.2)%		(53,337)

NET ASSETS—100.0%		$25,285,671

*	Non-income producing security

See accompanying notes to the financial statements.

144

PROFUNDS VP

ProFund VP Healthcare

Statement of Assets and Liabilities

December 31, 2003
Assets:
Investment securities, at value (cost $20,948,412)	$25,339,008
Cash	382
Dividends and interest receivable	26,080
Receivable for investments sold	1,027,751
Receivable for capital shares issued	1,829
Prepaid expenses	155

Total Assets	26,395,205

Liabilities:
Payable for capital shares redeemed	1,064,988
Advisory fees payable	15,306
Management services fees payable	3,061
Administration fees payable	834
Administrative services fees payable	8,335
Distribution fees payable	5,341
Other accrued expenses	11,669

Total Liabilities	1,109,534

Net Assets	$25,285,671

Net Assets consist of:
Capital	$31,544,726
Accumulated net realized gains (losses) on investments	(10,649,651)
Net unrealized appreciation (depreciation) on investments	4,390,596

Net Assets	$25,285,671

Shares of Beneficial Interest Outstanding	979,653

Net Asset Value (offering and redemption price per share)	$25.81

Statement of Operations

For the year ended December 31, 2003
Investment Income:
Dividends	$255,037
Interest	609

Total Investment Income	255,646

Expenses:
Advisory fees	142,691
Management services fees	28,538
Administration fees	9,061
Transfer agency and administrative service fees	101,415
Distribution fees	47,564
Custody fees	23,048
Fund accounting fees	15,971
Other fees	19,900

Total Gross Expenses before reductions	388,188
Less Expenses reduced by the Advisor	(12,490)

Total Net Expenses	375,698

Net Investment Income (Loss)	(120,052)

Realized and Unrealized Gains (Losses) on Investments:
Net realized gains (losses) on investment securities	(1,359,969)
Change in net unrealized appreciation/depreciation on investments	2,727,687

Net Realized and Unrealized Gains (Losses) on Investments	1,367,718

Change in Net Assets Resulting from Operations	$1,247,666

See accompanying notes to the financial statements.

145

PROFUNDS VP

ProFund VP Healthcare

Statements of Changes in Net Assets

	For the year ended December 31, 2003	For the year ended December 31, 2002
From Investment Activities:
Operations:
Net investment income (loss)	$(120,052)	$(119,837)
Net realized gains (losses) on investments	(1,359,969)	(5,407,466)
Change in net unrealized appreciation/depreciation on investments	2,727,687	(4,248)

Change in net assets resulting from operations	1,247,666	(5,531,551)

Capital Transactions:
Proceeds from shares issued	175,842,151	162,519,407
Cost of shares redeemed	(166,426,624)	(175,592,623)

Change in net assets resulting from capital transactions	9,415,527	(13,073,216)

Change in net assets	10,663,193	(18,604,767)
Net Assets:
Beginning of period	14,622,478	33,227,245

End of period	$25,285,671	$14,622,478

Share Transactions:
Issued	7,405,590	6,734,915
Redeemed	(7,091,298)	(7,238,169)

Change in shares	314,292	(503,254)

See accompanying notes to the financial statements.

146

PROFUNDS VP

ProFund VP Healthcare

Financial Highlights

Selected data for a share of beneficial interest outstanding throughout the periods indicated.

	For the year ended December 31, 2003		For the year ended December 31, 2002		For the period January 22, 2001(a) through December 31, 2001
Net Asset Value, Beginning of Period	$21.98		$28.43		$30.00

Investment Activities:
Net investment income (loss)	(0.15	)(b)	(0.13	)(b)	(0.30	)(b)
Net realized and unrealized gains (losses) on investments	3.98		(6.32)		(1.27)

Total income (loss) from investment activities	3.83		(6.45)		(1.57)

Net Asset Value, End of Period	$25.81		$21.98		$28.43

Total Return	17.42%		(22.69)%		(5.23	)%(c)
Ratios to Average Net Assets:
Gross expenses(d)	2.04%		2.14%		2.06%
Net expenses(d)	1.97%		1.98%		2.06%
Net investment income (loss)(d)	(0.63)%		(0.54)%		(1.10)%
Supplemental Data:
Net assets, end of period (000’s)	$25,286		$14,622		$33,227
Portfolio turnover rate(e)	877%		897%		1,032	%(c)

(a)	Commencement of operations
(b)	Per share net investment income (loss) has been calculated using the daily average shares method.
(c)	Not annualized for periods less than one year.
(d)	Annualized for periods less than one year.
(e)	Portfolio turnover rate is calculated without regard to instruments (including options, swap agreements and futures contracts) having a maturity of less than one year.

See accompanying notes to the financial statements.

147

ProFund VP Industrial

The ProFund VP Industrial seeks daily investment results, before fees and expenses, that correspond to the daily performance of the Dow Jones U.S. Industrial Sector Index. For the year ended December 31, 2003, the Fund had a total return of 28.40%1, compared to a return of 31.10%2 for the Index. For the year, the Fund achieved an average daily statistical correlation of over 0.99 to the daily performance of the Index.3

The Fund applies a mathematical approach to investing. In doing so it takes positions in securities and/or financial instruments that, in combination, should have similar daily return characteristics as the Index. The Dow Jones U.S. Industrial Sector Index measures the performance of the industrial economic sector of the U.S. equity market. Component companies include building materials, heavy construction, factory equipment, heavy machinery, industrial services, pollution control, containers and packaging, industrial diversified, air freight, marine transportation, railroads, trucking, land-transportation equipment, shipbuilding, transportation services, advanced industrial equipment, electric components and equipment and aerospace.

The Dow Jones U.S. Industrial Sector Index (and thus the Fund) benefited from the improving economic landscape in 2003 which led to an increase in economic spending and activity worldwide, and meant higher demand for industrial products such as industrial services, transportation and equipment, aerospace, building materials, and heavy construction. Of the ten highest weighted constituents of the Index at the beginning of the year, the top performer in terms of stock price return was Tyco International Ltd. (+55.15%) and the worst was Lockheed Martin Corp. (-11.00%).

Value of a $10,000 Investment*

* The line graph represents historical performance of a hypothetical investment of $10,000 in the ProFund VP Industrial from May 1, 2002 to December 31, 2003 assuming the reinvestment of distributions.

Average Annual Total Return as of 12/31/031

	1 Year	Since Inception (5/1/02)

ProFund VP Industrial	28.40%	1.75%

Dow Jones U.S. Industrial Index	31.10%	3.37%

S&P 500 Index	26.38%	1.40%

1 Past performance does not guarantee future results. Total return calculations assume the reinvestment of distributions and do not reflect the effect of taxes. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and net asset value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. During the period, certain fees were reduced. If such fee reductions had not occurred, the quoted performance would be lower. Performance numbers are net of all Fund expenses but do not include any insurance, sales, or administrative charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower.

2 The Dow Jones U.S. Industrial Index is a price return index and does not reflect the reinvestment of dividends, the impact of transaction costs, nor the deduction of expenses associated with a mutual fund such as investment management and accounting fees. It is not possible to invest directly in an index. The Fund’s performance does reflect the reinvestment of dividends, the impact of transaction costs and the deduction of fees and expenses.

3 1.00 equals perfect correlation.

4 The S&P 500 Index is an unmanaged index that consists of the common stocks of 500 major U.S. corporations selected for their size and the frequency and ease with which their stocks trade.

The above information is not covered by the Report of Independent Auditors.

148

PROFUNDS VP ProFund VP Industrial	Schedule of Portfolio Investments December 31, 2003

Common Stocks (100.5%)

	Shares	Value
3M Co.	6,439	$547,507
Accenture, Ltd.—Class A*	2,740	72,117
Agilent Technologies, Inc.*	4,247	124,183
Allied Waste Industries, Inc.*	1,781	24,720
American Power Conversion Corp.	2,192	53,594
American Standard Cos.*	685	68,979
Arrow Electronics, Inc.*	2,055	47,553
Ashland, Inc.	1,096	48,290
Automatic Data Processing, Inc.	5,480	217,062
Avnet, Inc.*	1,781	38,576
Ball Corp.	685	40,805
Bemis Company, Inc.	548	27,400
Boeing Co.	6,165	259,794
Burlington Northern Santa Fe Corp.	3,836	124,095
C.H. Robinson Worldwide, Inc.	959	36,356
Caterpillar, Inc.	3,151	261,596
Ceridian Corp.*	1,370	28,688
Certegy, Inc.	685	22,468
Choicepoint, Inc.*	1,096	41,747
Cintas Corp.	1,507	75,546
Concord EFS, Inc.*	4,247	63,025
Cooper Industries, Ltd.—Class A	1,233	71,428
CSX Corp.	2,466	88,628
Danaher Corp.	1,233	113,128
Deere & Co.	2,192	142,590
Deluxe Corp.	685	28,311
Diebold, Inc.	1,096	59,041
Donaldson Co., Inc.	548	32,420
Donnelley (R.R.) & Sons Co.	1,644	49,567
Dover Corp.	2,877	114,361
DST Systems, Inc.*	1,233	51,490
Dun & Bradstreet Corp.*	822	41,684
Eaton Corp.	822	88,760
Emerson Electric Co.	3,699	239,510
Equifax, Inc.	1,644	40,278
Expeditors International of Washington, Inc.	959	36,116
Fair, Isaac & Co., Inc.	548	26,940
FedEx Corp.	2,740	184,950
First Data Corp.	6,439	264,578
Fiserv, Inc.*	2,329	92,019
Fluor Corp.	1,370	54,307
Garmin, Ltd.	548	29,855
General Dynamics Corp.	1,507	136,218
General Electric Co.	87,269	2,703,593
Goodrich Corp.	1,096	32,540
Grainger (W.W.), Inc.	959	45,447
Honeywell International, Inc.	6,713	224,416
Hubbell, Inc.—Class B	548	24,167
Illinois Tool Works, Inc.	2,466	206,922
Ingersoll-Rand Co.—Class A	1,644	111,595
Ingram Micro, Inc.—Class A*	2,329	37,031
Iron Mountain, Inc.*	685	27,085
ITT Industries, Inc.	959	71,167
Jabil Circuit, Inc.*	1,781	50,402
L-3 Communications Holdings, Inc.*	1,781	91,472
Lockheed Martin Corp.	3,288	169,003
Manpower, Inc.	1,096	51,600
Martin Marietta Materials	548	25,740
Masco Corp.	4,521	123,920

Common Stocks, continued

	Shares	Value
Millipore Corp.*	959	$41,285
Molex, Inc.	685	23,900
Moody’s Corp.	1,781	107,839
Navistar International Corp.*	822	39,366
Norfolk Southern Corp.	3,562	84,241
Northrop Grumman Corp.	1,644	157,166
PACCAR, Inc.	1,507	128,275
Pactiv Corp.*	1,507	36,017
Pall Corp.	1,370	36,757
Parker Hannifin Corp.	1,370	81,515
Paychex, Inc.	3,014	112,120
Pentair, Inc.	685	31,305
Precision Castparts Corp.	959	43,548
Raytheon Co.	3,699	111,118
Republic Services, Inc.	1,644	42,136
Robert Half International, Inc.*	1,781	41,569
Rockwell Collins, Inc.	1,370	41,141
Rockwell International Corp.	1,644	58,526
Ryder System, Inc.	822	28,071
Sabre Holdings Corp.	1,918	41,410
Sanmina-SCI Corp.*	5,069	63,920
Sealed Air Corp.*	959	51,921
Sherwin-Williams Co.	1,233	42,834
Smurfit-Stone Container Corp.*	2,192	40,705
Solectron Corp.*	7,672	45,342
Sonoco Products Co.	1,096	26,984
SPX Corp.*	959	56,399
Symbol Technologies, Inc.	1,918	32,395
Tech Data Corp.*	685	27,188
Tektronix, Inc.	1,507	47,621
Temple-Inland, Inc.	685	42,929
Textron, Inc.	1,233	70,355
Thermo Electron Corp.*	1,507	37,976
Tyco International, Ltd.	17,673	468,335
Union Pacific Corp.	2,466	171,338
United Parcel Service, Inc.—Class B	5,480	408,533
United Technologies Corp.	4,247	402,489
Vishay Intertechnology, Inc.*	1,781	40,785
Vulcan Materials Co.	959	45,620
Waste Management, Inc.	5,069	150,042
Waters Corp.*	1,233	40,886

TOTAL COMMON STOCKS (Cost $10,976,458)		11,808,282

U.S. Government Agency Obligations (0.3%)

	Principal Amount
Federal National Mortgage Association, 0.50%, 01/02/04	$34,000	34,000

TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS (Cost $34,000)		34,000

TOTAL INVESTMENT SECURITIES (Cost $11,010,458)—100.8%		11,842,282
Net other assets (liabilities)—(0.8)%		(91,137)

NET ASSETS—100.0%		$11,751,145

*	Non-income producing security

See accompanying notes to the financial statements.

149

PROFUNDS VP

ProFund VP Industrial

Statement of Assets and Liabilities

December 31, 2003
Assets:
Investment securities, at value (cost $11,010,458)	$11,842,282
Cash	3
Dividends and interest receivable	28,292
Receivable for capital shares issued	6,114,067
Prepaid expenses	20

Total Assets	17,984,664

Liabilities:
Payable for investments purchased	6,207,314
Advisory fees payable	10,213
Management services fees payable	2,043
Administration fees payable	546
Administrative services fees payable	6,024
Distribution fees payable	3,012
Other accrued expenses	4,367

Total Liabilities	6,233,519

Net Assets	$11,751,145

Net Assets consist of:
Capital	$11,032,924
Accumulated net realized gains (losses) on investments	(113,603)
Net unrealized appreciation (depreciation) on investments	831,824

Net Assets	$11,751,145

Shares of Beneficial Interest Outstanding	380,556

Net Asset Value (offering and redemption price per share)	$30.88

Statement of Operations

For the year ended December 31, 2003
Investment Income:
Dividends	$67,564
Interest	94

Total Investment Income	67,658

Expenses:
Advisory fees	26,263
Management services fees	5,253
Administration fees	1,636
Transfer agency and administrative service fees	20,355
Distribution fees	8,754
Custody fees	10,752
Fund accounting fees	3,215
Other fees	2,724

Total Gross Expenses before reductions	78,952
Less Expenses reduced by the Advisor	(9,665)

Total Net Expenses	69,287

Net Investment Income (Loss)	(1,629)

Realized and Unrealized Gains (Losses) on Investments:
Net realized gains (losses) on investment securities	478,907
Change in net unrealized appreciation/depreciation on investments	757,379

Net Realized and Unrealized Gains (Losses) on Investments	1,236,286

Change in Net Assets Resulting from Operations	$1,234,657

See accompanying notes to the financial statements.

150

PROFUNDS VP

ProFund VP Industrial

Statements of Changes in Net Assets

	For the year ended December 31, 2003	For the period May 1, 2002(a) through December 31, 2002
From Investment Activities:
Operations:
Net investment income (loss)	$(1,629)	$(701)
Net realized gains (losses) on investments	478,907	(592,510)
Change in net unrealized appreciation/depreciation on investments	757,379	74,445

Change in net assets resulting from operations	1,234,657	(518,766)

Capital Transactions:
Proceeds from shares issued	69,600,137	17,267,005
Cost of shares redeemed	(60,217,978)	(15,613,910)

Change in net assets resulting from capital transactions	9,382,159	1,653,095

Change in net assets	10,616,816	1,134,329
Net Assets:
Beginning of period	1,134,329	—

End of period	$11,751,145	$1,134,329

Share Transactions:
Issued	2,481,593	652,148
Redeemed	(2,148,194)	(604,991)

Change in shares	333,399	47,157

(a)	Commencement of operations

See accompanying notes to the financial statements.

151

PROFUNDS VP

ProFund VP Industrial

Financial Highlights

Selected data for a share of beneficial interest outstanding throughout the periods indicated.

	For the year ended December 31, 2003		For the period May 1, 2002(a) through December 31, 2002
Net Asset Value, Beginning of Period	$24.05		$30.00

Investment Activities:
Net investment income (loss)	(0.01	)(b)	(0.01	)(b)
Net realized and unrealized gains (losses) on investments	6.84		(5.94)

Total income (loss) from investment activities	6.83		(5.95)

Net Asset Value, End of Period	$30.88		$24.05

Total Return	28.40%		(19.83	)%(c)
Ratios to Average Net Assets:
Gross expenses	2.25%		2.65%
Net expenses(d)	1.98%		1.98%
Net investment income (loss)(d)	(0.05)%		(0.08)%
Supplemental Data:
Net assets, end of period (000’s)	$11,751		$1,134
Portfolio turnover rate(e)	1,997%		906	%(c)

(a)	Commencement of operations
(b)	Per share net investment income (loss) has been calculated using the daily average shares method.
(c)	Not annualized for periods less than one year.
(d)	Annualized for periods less than one year.
(e)	Portfolio turnover rate is calculated without regard to instruments (including options, swap agreements and futures contracts) having a maturity of less than one year.

See accompanying notes to the financial statements.

152

ProFund VP Internet

The ProFund VP Internet seeks daily investment results, before fees and expenses, that correspond to the daily performance of the Dow Jones Composite Internet Index. For the year ended December 31, 2003, the Fund had a total return of 77.99%1, compared to a return of 81.77%2 for the Index. For the year, the Fund achieved an average daily statistical correlation of over 0.99 to the daily performance of the Index.3

The Fund applies a mathematical approach to investing. In doing so it takes positions in securities and/or financial instruments that, in combination, should have similar daily return characteristics as the Index. The Dow Jones Composite Internet Index measures the performance of stocks in the U.S. equity markets that generate the majority of their revenues from the Internet. The Index is composed of two sub-groups: Internet Commerce—companies that derive the majority of their revenues from providing goods and/or services through an open network, such as a web site. Internet Services—companies that derive the majority of their revenues from providing access to Internet or providing services to people using Internet.

The Dow Jones Composite Internet Index (as did the Fund) rebounded from a lackluster 2002. Venture capitalists began investing in start-ups again, but with a more conservative approach. Broadband use continued to increase, and online retail and advertising showed strong growth from the previous year. Of the ten highest weighted constituents of the Index at the beginning of the year, the top performer in terms of stock price return was Amazon.com Inc. (+178.56%) and the worst was WebMD Corp. (-5.15%).

Value of a $10,000 Investment*

* The line graph represents historical performance of a hypothetical investment of $10,000 in the ProFund VP Internet from May 1, 2002 to December 31, 2003 assuming the reinvestment of distributions.

Average Annual Total Return as of 12/31/031

	1 Year	Since Inception (5/1/02)

ProFund VP Internet	77.99%	29.63%

Dow Jones Composite Internet Index	81.77%	34.42%

S&P 500 Index	26.38%	1.40%

1 Past performance does not guarantee future results. Total return calculations assume the reinvestment of distributions and do not reflect the effect of taxes. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and net asset value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. During the period, certain fees were reduced. If such fee reductions had not occurred, the quoted performance would be lower. Performance numbers are net of all Fund expenses but do not include any insurance, sales, or administrative charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower.

2 The Dow Jones Composite Internet Index is a price return index and does not reflect the reinvestment of dividends, the impact of transaction costs, nor the deduction of expenses associated with a mutual fund such as investment management and accounting fees. It is not possible to invest directly in an index. The Fund’s performance does reflect the reinvestment of dividends, the impact of transaction costs and the deduction of fees and expenses

3 1.00 equals perfect correlation.

4 The S&P 500 Index is an unmanaged index that consists of the common stocks of 500 major U.S. corporations selected for their size and the frequency and ease with which their stocks trade.

The above information is not covered by the Report of Independent Auditors.

153

PROFUNDS VP ProFund VP Internet	Schedule of Portfolio Investments December 31, 2003

Common Stocks (99.0%)

	Shares	Value
Agile Software Corp.*	7,533	$74,577
Akamai Technologies, Inc.*	17,496	188,082
Amazon.com, Inc.*	29,403	1,547,774
Ameritrade Holding Corp.—Class A*	47,628	670,126
Ariba, Inc.*	41,553	124,659
Ask Jeeves, Inc.*	7,290	132,095
BEA Systems, Inc.*	55,880	687,324
Check Point Software Technologies, Ltd.*	30,132	506,820
CheckFree Holdings Corp.*	10,935	302,353
CMGI, Inc.*	56,619	100,782
CNET Networks, Inc.*	21,870	149,153
Digital Insight Corp.*	4,860	121,014
Digital River, Inc.*	4,860	107,406
DoubleClick, Inc.*	21,384	218,544
E*TRADE Group, Inc.*	55,850	706,502
E-LOAN, Inc.*	8,262	24,621
EarthLink, Inc.*	24,543	245,430
eBay, Inc.*	24,300	1,569,536
FreeMarkets, Inc.*	7,047	47,144
Infospace, Inc.*	4,374	100,821
InterActiveCorp*	44,955	1,525,323
Internet Security Systems, Inc.*	7,290	137,271
Interwoven, Inc.*	6,075	76,788
J2 Global Communications, Inc.*	3,888	96,306
LookSmart, Ltd.*	15,309	23,729
Macromedia, Inc.*	10,692	190,745
Monster Worldwide, Inc.*	17,982	394,885
PRICELINE.COM, Inc.*	3,645	65,246
RealNetworks, Inc.*	17,982	102,677
Siebel Systems, Inc.*	73,872	1,024,605
Tibco Software, Inc.*	15,795	106,932
United Online, Inc.*	8,019	134,639
University of Phoenix Online*	2,430	167,500
ValueClick, Inc.*	12,393	112,528
VeriSign, Inc.*	40,095	653,549
Vignette Corp.*	42,282	95,980
WebMD Corp.*	51,030	458,760
webMethods, Inc.*	8,748	80,044
Websense, Inc.*	3,645	106,580
Yahoo!, Inc.*	34,263	1,547,660

TOTAL COMMON STOCKS (Cost $8,212,846)		14,726,510

U.S. Government Agency Obligations (0.3%)

	Principal Amount	Value
Federal National Mortgage Association, 0.50%, 01/02/04	$50,000	$49,999

TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS (Cost $49,999)		49,999

TOTAL INVESTMENT SECURITIES (Cost $8,262,845)—99.3%		14,776,509
Net other assets (liabilities)—0.7%		105,973

NET ASSETS—100.0%		$14,882,482

*	Non-income producing security

See accompanying notes to the financial statements.

154

PROFUNDS VP

ProFund VP Internet

Statement of Assets and Liabilities

December 31, 2003
Assets:
Investment securities, at value (cost $8,262,845)	$14,776,509
Cash	712
Receivable for investments sold	2,845,389
Prepaid expenses	116

Total Assets	17,622,726

Liabilities:
Payable for capital shares redeemed	2,703,896
Advisory fees payable	13,733
Management services fees payable	2,747
Administration fees payable	682
Administrative services fees payable	7,551
Distribution fees payable	3,791
Other accrued expenses	7,844

Total Liabilities	2,740,244

Net Assets	$14,882,482

Net Assets consist of:
Capital	$3,129,579
Accumulated net realized gains (losses) on investments	5,239,239
Net unrealized appreciation (depreciation) on investments	6,513,664

Net Assets	$14,882,482

Shares of Beneficial Interest Outstanding	324,899

Net Asset Value (offering and redemption price per share)	$45.81

Statement of Operations

For the year ended December 31, 2003
Investment Income:
Interest	$397

Expenses:
Advisory fees	132,426
Management services fees	26,485
Administration fees	8,391
Transfer agency and administrative service fees	102,141
Distribution fees	44,123
Custody fees	17,207
Fund accounting fees	13,875
Other fees	10,840

Total Gross Expenses before reductions	355,488
Less Expenses reduced by the Advisor	(6,122)

Total Net Expenses	349,366

Net Investment Income (Loss)	(348,969)

Realized and Unrealized Gains (Losses) on Investments:
Net realized gains (losses) on investments	7,093,763
Change in net unrealized appreciation/depreciation on investments	2,458,324

Net Realized and Unrealized Gains (Losses) on Investments	9,552,087

Change in Net Assets Resulting from Operations	$9,203,118

See accompanying notes to the financial statements.

155

PROFUNDS VP

ProFund VP Internet

Statements of Changes in Net Assets

	For the year ended December 31, 2003	For the period May 1, 2002(a) through December 31, 2002
From Investment Activities:
Operations:
Net investment income (loss)	$(348,969)	$(113,375)
Net realized gains (losses) on investments	7,093,763	(1,238,630)
Change in net unrealized appreciation/depreciation on investments	2,458,324	4,055,340

Change in net assets resulting from operations	9,203,118	2,703,335

Distributions to Shareholders From:
Net realized gains on investments	(153,596)	—

Change in net assets resulting from distributions	(153,596)	—

Capital Transactions:
Proceeds from shares issued	130,566,391	67,633,486
Dividends reinvested	153,336	—
Cost of shares redeemed	(153,767,216)	(41,456,372)

Change in net assets resulting from capital transactions	(23,047,489)	26,177,114

Change in net assets	(13,997,967)	28,880,449
Net Assets:
Beginning of period	28,880,449	—

End of period	$14,882,482	$28,880,449

Share Transactions:
Issued	3,712,285	2,884,574
Reinvested	3,365	—
Redeemed	(4,502,093)	(1,773,232)

Change in shares	(786,443)	1,111,342

(a)	Commencement of operations

See accompanying notes to the financial statements.

156

PROFUNDS VP

ProFund VP Internet

Financial Highlights

Selected data for a share of beneficial interest outstanding throughout the periods indicated.

	For the year ended December 31, 2003		For the period May 1, 2002(a) through December 31, 2002
Net Asset Value, Beginning of Period	$25.99		$30.00

Investment Activities:
Net investment income (loss)	(0.75	)(b)	(0.35	)(b)
Net realized and unrealized gains (losses) on investments	21.02		(3.66	)(c)

Total income (loss) from investment activities	20.27		(4.01)

Distributions to Shareholders From:
Net realized gains on investments	(0.45)		—

Net Asset Value, End of Period	$45.81		$25.99

Total Return	77.99%		(13.37	)%(d)
Ratios to Average Net Assets:
Gross expenses(e)	2.01%		2.04%
Net expenses(e)	1.98%		1.98%
Net investment income (loss)(e)	(1.97)%		(1.97)%
Supplemental Data:
Net assets, end of period (000’s)	$14,882		$28,880
Portfolio turnover rate(f)	803%		505	%(d)

(a)	Commencement of operations
(b)	Per share net investment income (loss) has been calculated using the daily average shares method.
(c)	The amount shown for a share outstanding throughout the period does not accord with the change in aggregate gains and losses in the portfolio of securities during the period because of the timing of sales and purchases of fund shares in relation to fluctuating market values during the period.
(d)	Not annualized for periods less than one year.
(e)	Annualized for periods less than one year.
(f)	Portfolio turnover rate is calculated without regard to instruments (including options, swap agreements and futures contracts) having a maturity of less than one year.

See accompanying notes to the financial statements.

157

ProFund VP Pharmaceuticals

The ProFund VP Pharmaceuticals seeks daily investment results, before fees and expenses, that correspond to the daily performance of the Dow Jones U.S. Pharmaceuticals Index. For the year ended December 31, 2003, the Fund had a total return of 5.60%1, compared to a return of 7.19%2 for the Index. For the year, the Fund achieved an average daily statistical correlation of over 0.99 to the daily performance of the Index3.

The Fund applies a mathematical approach to investing. In doing so it takes positions in securities and/or financial instruments that, in combination, should have similar daily return characteristics as the Index. The Dow Jones U.S. Pharmaceuticals Index measures the performance of the pharmaceuticals industry of the U.S. equity market. Component companies include the makers of prescription drugs such as birth control pills and vaccines, and over-the-counter drugs, such as aspirin and cold remedies, as well as companies engaged in contract drug research.

The performance of the Dow Jones U.S. Pharmaceuticals Index lagged the broad markets (as did the Fund) even as the pipeline for new drugs increased from the previous year. The sluggishness in the industry was due in part to weakness amongst brand-name drug makers. Of the ten highest weighted constituents of the Index at the beginning of the year, the top performer in terms of stock price return was Allergan Inc. (+33.30%) and the worst was Schering-Plough Corp. (-21.67%).

Value of a $10,000 Investment*

* The line graph represents historical performance of a hypothetical investment of $10,000 in the ProFund VP Pharmaceuticals from May 1, 2002 to December 31, 2003 assuming the reinvestment of distributions.

Average Annual Total Return as of 12/31/031

	1 Year	Since Inception (5/1/02)

ProFund VP Pharmaceuticals	5.60%	(5.26)%

Dow Jones U.S. Pharmaceuticals Index	7.19%	(4.64)%

S&P 500 Index	26.38%	1.40%

1 Past performance does not guarantee future results. Total return calculations assume the reinvestment of distributions and do not reflect the effect of taxes. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and net asset value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. During the period, certain fees were reduced. If such fee reductions had not occurred, the quoted performance would be lower. Performance numbers are net of all Fund expenses but do not include any insurance, sales, or administrative charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower.

2 The Dow Jones U.S. Pharmaceuticals Sector Index is a price return index and does not reflect the reinvestment of dividends, the impact of transaction costs, nor the deduction of expenses associated with a mutual fund such as investment management and accounting fees. It is not possible to invest directly in an index. The Fund’s performance does reflect the reinvestment of dividends, the impact of transaction costs and the deduction of fees and expenses.

3 1.00 equals perfect correlation.

4 The S&P 500 Index is an unmanaged index that consists of the common stocks of 500 major U.S. corporations selected for their size and the frequency and ease with which their stocks trade.

The above information is not covered by the Report of Independent Auditors.

158

PROFUNDS VP ProFund VP Pharmaceuticals	Schedule of Portfolio Investments December 31, 2003

Common Stocks (76.0%)

	Shares	Value
Allergan, Inc.	1,937	$148,781
Alpharma, Inc.	596	11,980
Andrx Group*	1,043	25,074
Barr Laboratories, Inc.*	894	68,793
Bristol-Myers Squibb Co.	19,310	552,266
Cephalon, Inc.*	745	36,065
Eli Lilly & Co.	8,006	563,062
Forest Laboratories, Inc.*	5,364	331,495
IVAX Corp.*	2,384	56,930
Johnson & Johnson	34,459	1,780,152
King Pharmaceuticals, Inc.*	3,576	54,570
Medicis Pharmaceutical Corp.	447	31,871
Merck & Co., Inc.	24,982	1,154,168
MGI Pharma, Inc.*	447	18,394
Mylan Laboratories, Inc.	3,874	97,857
Nektar Therapeutics*	894	12,167
Noven Pharmaceuticals, Inc.*	298	4,533
NPS Pharmaceuticals, Inc.*	596	18,321
Perrigo Co.	894	14,054
Pfizer, Inc.	80,301	2,837,033
Pharmaceutical Resources, Inc.*	447	29,122
PRAECIS Pharmaceuticals, Inc.*	745	4,798
Schering-Plough Corp.	21,456	373,120
Sepracor, Inc.*	1,192	28,525
SICOR, Inc.*	1,192	32,422
Taro Pharmaceutical Industries, Ltd.*	447	28,832
Valeant Pharmaceuticals International	1,192	29,979
Vicuron Pharmaceuticals, Inc.*	745	13,894
Watson Pharmaceuticals, Inc.*	1,639	75,394
Wyeth	13,519	573,882

TOTAL COMMON STOCKS (Cost $8,019,035)		9,007,534

U.S. Government Agency Obligations (0.9%)

	Principal Amount	Value
Federal National Mortgage Association, 0.50%, 01/02/04	$110,000	$109,999

TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS (Cost $109,999)		109,999

TOTAL INVESTMENT SECURITIES (Cost $8,129,034)—76.9%		9,117,533
Net other assets (liabilities)—23.1%		2,733,080

NET ASSETS—100.0%		$11,850,613

Swap Agreements

	Units	Unrealized Appreciation (Depreciation)
Equity Index Swap Agreement based on the Dow Jones U.S. Pharmaceuticals Index expiring 01/02/04 (Underlying notional amount at value $2,784,430)	27,844	$(969)

*	Non-income producing security

See accompanying notes to the financial statements.

159

PROFUNDS VP

ProFund VP Pharmaceuticals

Statement of Assets and Liabilities

December 31, 2003
Assets:
Investment securities, at value (cost $8,129,034)	$9,117,533
Cash	539
Dividends and interest receivable	18,707
Receivable for investments sold	2,845,363
Prepaid expenses	41

Total Assets	11,982,183

Liabilities:
Payable for investments purchased	79,575
Payable for capital shares redeemed	31,304
Unrealized depreciation on swap agreements	969
Advisory fees payable	6,282
Management services fees payable	1,256
Administration fees payable	424
Administrative services fees payable	4,694
Distribution fees payable	2,348
Other accrued expenses	4,718

Total Liabilities	131,570

Net Assets	$11,850,613

Net Assets consist of:
Capital	$13,991,700
Accumulated net realized gains (losses) on investments	(3,128,617)
Net unrealized appreciation (depreciation) on investments	987,530

Net Assets	$11,850,613

Shares of Beneficial Interest Outstanding	456,991

Net Asset Value (offering and redemption price per share)	$25.93

Statement of Operations

For the year ended December 31, 2003
Investment Income:
Dividends	$116,142
Interest	411

Total Investment Income	116,553

Expenses:
Advisory fees	53,121
Management services fees	10,624
Administration fees	3,362
Transfer agency and administrative service fees	41,104
Distribution fees	17,661
Custody fees	9,279
Fund accounting fees	5,820
Other fees	4,916

Total Gross Expenses before reductions	145,887
Less Expenses reduced by the Advisor	(5,732)

Total Net Expenses	140,155

Net Investment Income (Loss)	(23,602)

Realized and Unrealized Gains (Losses) on Investments:
Net realized gains (losses) on investment securities	(2,259,815)
Net realized gains (losses) on swap agreements	(2,721)
Change in net unrealized appreciation/depreciation on investments	730,940

Net Realized and Unrealized Gains (Losses) on Investments	(1,531,596)

Change in Net Assets Resulting from Operations	$(1,555,198)

See accompanying notes to the financial statements.

160

PROFUNDS VP

ProFund VP Pharmaceuticals

Statements of Changes in Net Assets

	For the year ended December 31, 2003	For the period May 1, 2002(a) through December 31, 2002
From Investment Activities:
Operations:
Net investment income (loss)	$(23,602)	$(652)
Net realized gains (losses) on investments	(2,262,536)	(315,532)
Change in net unrealized appreciation/depreciation on investments	730,940	256,590

Change in net assets resulting from operations	(1,555,198)	(59,594)

Distributions to Shareholders From:
Net realized gains on investments	(550,262)	—

Change in net assets resulting from distributions	(550,262)	—

Capital Transactions:
Proceeds from shares issued	129,550,308	77,460,128
Dividends reinvested	550,262	—
Cost of shares redeemed	(119,558,700)	(73,986,331)

Change in net assets resulting from capital transactions	10,541,870	3,473,797

Change in net assets	8,436,410	3,414,203
Net Assets:
Beginning of period	3,414,203	—

End of period	$11,850,613	$3,414,203

Share Transactions:
Issued	4,840,975	2,995,765
Reinvested	21,672	—
Redeemed	(4,537,140)	(2,864,281)

Change in shares	325,507	131,484

(a)	Commencement of operations

See accompanying notes to the financial statements.

161

PROFUNDS VP

ProFund VP Pharmaceuticals

Financial Highlights

Selected data for a share of beneficial interest outstanding throughout the periods indicated.

	For the year ended December 31, 2003		For the period May 1, 2002(a) through December 31, 2002
Net Asset Value, Beginning of Period	$25.96		$30.00

Investment Activities:
Net investment income (loss)	(0.09	)(b)	—	(b),(c)
Net realized and unrealized gains (losses) on investments	1.51	(d)	(4.04)

Total income (loss) from investment activities	1.42		(4.04)

Distributions to Shareholders From:
Net realized gains on investments	(1.45)		—

Net Asset Value, End of Period	$25.93		$25.96

Total Return	5.60%		(13.47	)%(e)
Ratios to Average Net Assets:
Gross expenses(f)	2.06%		2.12%
Net expenses(f)	1.98%		1.98%
Net investment income (loss)(f)	(0.33)%		(0.02)%
Supplemental Data:
Net assets, end of period (000’s)	$11,851		$3,414
Portfolio turnover rate(g)	2,569%		1,709	%(e)

(a)	Commencement of operations
(b)	Per share net investment income (loss) has been calculated using the daily average shares method.
(c)	Amount is less than $0.005.
(d)	The amount shown for a share outstanding throughout the period does not accord with the change in aggregate gains and losses in the portfolio of securities during the period because of the timing of sales and purchases of fund shares in relation to fluctuating market values during the period.
(e)	Not annualized for periods less than one year.
(f)	Annualized for periods less than one year.
(g)	Portfolio turnover rate is calculated without regard to instruments (including options, swap agreements and futures contracts) having a maturity of less than one year.

See accompanying notes to the financial statements.

162

ProFund VP Precious Metals

The ProFund VP Precious Metals seeks daily investment results, before fees and expenses, that correspond to the daily performance of the Philadelphia Stock Exchange Gold & Silver Sector Index. For the year ended December 31, 2003, the Fund had a total return of 39.23%1, compared to a return of 41.79%2 for the Index. For the year, the Fund achieved an average daily statistical correlation of over 0.99 to the daily performance of the Index3.

The Fund applies a mathematical approach to investing. In doing so it takes positions in securities and/or financial instruments that, in combination, should have similar daily return characteristics as the Index. The Philadelphia Stock Exchange Gold & Silver Sector Index measures the performance of the gold and silver mining industry of the global equity market. Component companies include companies involved in the mining and production of gold, silver, and other precious metals, precious stones and pearls. The Index does not include producers of commemorative medals and coins that are made of these metals.

During 2003, the performance of the Philadelphia Stock Exchange Gold and Silver Sector Index (and the Fund) outpaced many broad market equity indices including the S&P 500 Index, while it also exhibited volatility greater than even the NASDAQ-100 Index. The price of gold hit a multi-year high as it exceeded $400 per ounce. Gold producing and mining companies benefited from the higher prices, and realized substantial earnings growth. Of the ten highest weighted constituents of the Index at the beginning of the year, the top performer in terms of stock price return was Freeport-McMoran (+151.07%) and the worst was Agnico-Eagle Mines (-18.78%).

Value of a $10,000 Investment*

* The line graph represents historical performance of a hypothetical investment of $10,000 in the ProFund VP Precious Metals from May 1, 2002 to December 31, 2003 assuming the reinvestment of distributions.

Average Annual Total Return as of 12/31/031

	1 Year	Since Inception (5/1/02)

ProFund VP Precious Metals	39.23%	20.57%

Philadelphia Stock Exchange Gold and Silver Sector Index	41.79%	23.68%

S&P 500 Index	26.38%	1.40%

1 Past performance does not guarantee future results. Total return calculations assume the reinvestment of distributions and do not reflect the effect of taxes. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and net asset value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. During the period, certain fees were reduced. If such fee reductions had not occurred, the quoted performance would be lower. Performance numbers are net of all Fund expenses but do not include any insurance, sales, or administrative charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower.

2 The Philadelphia Stock Exchange Gold and Silver Sector Index is a price return index and does not reflect the reinvestment of dividends, the impact of transaction costs, nor the deduction of expenses associated with a mutual fund such as investment management and accounting fees. It is not possible to invest directly in an index. The Fund’s performance does reflect the reinvestment of dividends, the impact of transaction costs and the deduction of fees and expenses.

3 1.00 equals perfect correlation.

4 The S&P 500 Index is an unmanaged index that consists of the common stocks of 500 major U.S. corporations selected for their size and the frequency and ease with which their stocks trade.

The above information is not covered by the Report of Independent Auditors.

163

PROFUNDS VP ProFund VP Precious Metals	Schedule of Portfolio Investments December 31, 2003

U.S. Government Agency Obligations (38.8%)

	Principal Amount	Value
Federal Home Loan Bank, 0.50%, 01/02/04	$14,752,000	$14,751,795
Federal National Mortgage Association, 0.50%, 01/02/04	14,752,000	14,751,795

TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS (Cost $29,503,590)		29,503,590

U.S. Treasury Obligations (19.4%)
U.S. Treasury Bills, 0.50%, 01/02/04	14,752,000	14,751,795

TOTAL U.S. TREASURY OBLIGATIONS (Cost $14,751,795)		14,751,795

Repurchase Agreements (38.6%)
State Street Bank, 0.70%, 01/02/04, dated 12/31/03, with maturity value of $14,749,574 (Fully collateralized by a Federal Home Loan Mortgage Security)	14,749,000	14,749,000
UBS Bank, 0.70%, 01/02/04, dated 12/31/03, with maturity value of $14,752,574 (Fully collateralized by a Federal National Mortgage Association Security)	14,752,000	14,752,000

Total Repurchase Agreement (Cost $29,501,000)		29,501,000

TOTAL INVESTMENT SECURITIES (Cost $73,756,385)—96.8%		73,756,385
Net other assets (liabilities)—3.2%		2,461,289

NET ASSETS—100.0%		$76,217,674

Swap Agreement

	Units	Unrealized Appreciation (Depreciation)
Equity Index Swap Agreement based on the Philadelphia Stock Exchange Gold and Silver Sector Index expiring 02/23/04 (Underlying notional amount at value $76,163,495)	669,775	$(898,495)

See accompanying notes to the financial statements.

164

PROFUNDS VP

ProFund VP Precious Metals

Statement of Assets and Liabilities

December 31, 2003
Assets:
Investment securities, at value (cost $44,255,385)	$44,255,385
Repurchase agreements, at cost	29,501,000

Total Investments	73,756,385
Cash	2,475
Interest receivable	574
Receivable for capital shares issued	3,491,463
Prepaid expenses	303

Total Assets	77,251,200

Liabilities:
Payable for capital shares redeemed	5,334
Unrealized depreciation on swap contracts	898,495
Advisory fees payable	49,294
Management services fees payable	9,859
Administration fees payable	2,710
Administrative services fees payable	29,993
Distribution fees payable	14,997
Other accrued expenses	22,844

Total Liabilities	1,033,526

Net Assets	$76,217,674

Net Assets consist of:
Capital	$64,127,185
Accumulated net realized gains (losses) on investments	12,988,984
Net unrealized appreciation (depreciation) on investments	(898,495)

Net Assets	$76,217,674

Shares of Beneficial Interest Outstanding	1,859,339

Net Asset Value (offering and redemption price per share)	$40.99

Statement of Operations

For the year ended December 31, 2003
Investment Income:
Interest	$430,996

Expenses:
Advisory fees	313,550
Management services fees	62,710
Administration fees	19,815
Transfer agency and administrative service fees	238,816
Distribution fees	104,500
Custody fees	24,361
Fund accounting fees	31,928
Other fees	32,835

Total Gross Expenses before reductions	828,515
Less Expenses reduced by the Advisor	(2,376)

Total Net Expenses	826,139

Net Investment Income (Loss)	(395,143)

Realized and Unrealized Gains (Losses) on Investments:
Net realized gains (losses) on swap agreements	11,706,856
Change in net unrealized appreciation/depreciation on investments	199,326

Net Realized and Unrealized Gains (Losses) on Investments	11,906,182

Change in Net Assets Resulting from Operations	$11,511,039

See accompanying notes to the financial statements.

165

PROFUNDS VP

ProFund VP Precious Metals

Statements of Changes in Net Assets

	For the year ended December 31, 2003	For the period May 1, 2002(a) through December 31, 2002
From Investment Activities:
Operations:
Net investment income (loss)	$(395,143)	$(62,824)
Net realized gains (losses) on investments	11,706,856	(10,975,108)
Change in net unrealized appreciation/depreciation on investments	199,326	(1,097,821)

Change in net assets resulting from operations	11,511,039	(12,135,753)

Capital Transactions:
Proceeds from shares issued	267,629,406	217,729,235
Cost of shares redeemed	(258,562,216)	(149,954,037)

Change in net assets resulting from capital transactions	9,067,190	67,775,198

Change in net assets	20,578,229	55,639,445
Net Assets:
Beginning of period	55,639,445	—

End of period	$76,217,674	$55,639,445

Accumulated net investment income (loss)	$—	$17,583

Share Transactions:
Issued	8,507,473	7,659,669
Redeemed	(8,538,349)	(5,769,454)

Change in shares	(30,876)	1,890,215

(a)	Commencement of operations

See accompanying notes to the financial statements.

166

PROFUNDS VP

ProFund VP Precious Metals

Financial Highlights

Selected data for a share of beneficial interest outstanding throughout the periods indicated.

	For the year ended December 31, 2003		For the period May 1, 2002(a) through December 31, 2002
Net Asset Value, Beginning of Period	$29.44		$30.00

Investment Activities:
Net investment income (loss)	(0.31	)(b)	(0.07	)(b)
Net realized and unrealized gains (losses) on investments	11.86		(0.49)

Total income (loss) from investment activities	11.55		(0.56)

Net Asset Value, End of Period	$40.99		$29.44

Total Return	39.23%		(1.87	)%(c)
Ratios to Average Net Assets:
Gross expenses(d)	1.98%		1.98%
Net expenses(d)	1.97%		1.98%
Net investment income (loss)(d)	(0.94)%		(0.40)%
Supplemental Data:
Net assets, end of period (000’s)	$76,218		$55,639
Portfolio turnover rate(e)	—		—

(a)	Commencement of operations
(b)	Per share net investment income (loss) has been calculated using the daily average shares method.
(c)	Not annualized for periods less than one year.
(d)	Annualized for periods less than one year.
(e)	Portfolio turnover rate is calculated without regard to instruments (including options, swap agreements and futures contracts) having a maturity of less than one year.

See accompanying notes to the financial statements.

167

ProFund VP Real Estate

The ProFund VP Real Estate seeks daily investment results, before fees and expenses, that correspond to the daily performance of the Dow Jones U.S. Real Estate Index. For the year ended December 31, 2003, the Fund had a total return of 33.15%1, compared to a return of 28,36%2 for the Index. For the year, the Fund achieved an average daily statistical correlation of over 0.99 to the daily performance of the Index.3

The Fund applies a mathematical approach to investing. In doing so it takes positions in securities and/or financial instruments that, in combination, should have similar daily return characteristics as the Index. The Dow Jones U.S. Real Estate Index measures the performance of the real estate industry of the U.S. equity market. Component companies include those that invest directly or indirectly through development, management or ownership of shopping malls, apartment buildings and housing developments; and real estate investment trusts (“REITs”) that invest in apartments, office and retail properties. REITs are passive investment vehicles that invest primarily in income-producing real estate or real estate related loans or interests.

The Dow Jones U.S. Real Estate Index (and the Fund) benefited as the real estate market, REITs and Real Estate management companies, enjoyed a good year in 2003 due in part to low interest rates, an increase in residential and commercial real estate loan volume, and a booming refinancing market. Of the ten highest weighted constituents of the Index at the beginning of the year, the top performer in terms of stock price return was Vornado Realty Trust (+47.18%) and the worst was Apartment Investment Management Co. (–7.95%).

Value of a $10,000 Investment*

* The line graph represents historical performance of a hypothetical investment of $10,000 in the ProFund VP Real Estate from January 22, 2001 to December 31, 2003 assuming the reinvestment of distributions.

Average Annual Total Return as of 12/31/031

	1 Year	Since Inception (1/22/01)

ProFund VP Real Estate	33.15%	13.54%

Dow Jones U.S. Real Estate Index	28.36%	9.59%

S&P 500 Index	26.38%	(6.22)%

1 Past performance does not guarantee future results. Total return calculations assume the reinvestment of distributions and do not reflect the effect of taxes. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and net asset value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. During the period, certain fees were reduced. If such fee reductions had not occurred, the quoted performance would be lower. Performance numbers are net of all Fund expenses but do not include any insurance, sales, or administrative charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower.

2 The Dow Jones U.S. Real Estate Index is a price return index and does not reflect the reinvestment of dividends, the impact of transaction costs, nor the deduction of expenses associated with a mutual fund such as investment management and accounting fees. It is not possible to invest directly in an index. The Fund’s performance does reflect the reinvestment of dividends, the impact of transaction costs and the deduction of fees and expenses.

3 1.00 equals perfect correlation.

4 The S&P 500 Index is an unmanaged index that consists of the common stocks of 500 major U.S. corporations selected for their size and the frequency and ease with which their stocks trade.

The above information is not covered by the Report of Independent Auditors.

168

PROFUNDS VP ProFund VP Real Estate	Schedule of Portfolio Investments December 31, 2003

Common Stocks (100.0%)

	Shares	Value
Alexandria Real Estate Equities, Inc.	4,215	$244,049
AMB Property Corp.	17,703	582,075
American Financial Realty Trust	23,323	397,657
Annaly Mortgage Management, Inc.	20,794	382,610
Apartment Investment & Management Co.—Class A	17,422	601,059
Archstone-Smith Trust	38,778	1,085,008
Arden Realty Group, Inc.	13,769	417,751
AvalonBay Communities, Inc.	15,174	725,317
Boston Properties, Inc.	21,075	1,015,604
Brandywine Realty Trust	8,711	233,193
BRE Properties, Inc.—Class A	10,116	337,874
Camden Property Trust	7,587	336,104
Capital Automotive REIT	6,182	197,824
CarrAmerica Realty Corp.	11,240	334,727
Catellus Developmt Corp.	17,984	433,774
CBL & Associates Properties, Inc.	6,463	365,160
Centerpoint Properties Corp.	5,058	378,844
Chelsea Property Group, Inc.	9,273	508,253
Colonial Properties Trust	4,777	189,169
Cousins Properties, Inc.	8,430	257,958
Crescent Real Estate Equities Co.	19,951	341,761
Developers Diversified Realty Corp.	17,703	594,290
Duke-Weeks Realty Corp.	27,538	853,678
Equity Inns, Inc.	9,273	83,921
Equity Office Properties Trust	86,267	2,471,551
Equity Residential Properties Trust	59,291	1,749,677
Essex Property Trust, Inc.	4,496	288,733
Federal Realty Investment Trust	10,678	409,928
FelCor Lodging Trust, Inc.*	10,116	112,085
First Industrial Realty Trust, Inc.	8,430	284,513
Friedman, Billings, Ramsey Group, Inc.	30,348	700,432
General Growth Properties, Inc.	46,365	1,286,629
Glenborough Realty Trust, Inc.	5,901	117,725
Health Care Property Investors, Inc.	14,050	713,740
Health Care REIT, Inc.	10,678	384,408
Healthcare Realty Trust, Inc.	9,273	331,510
Highwoods Properties, Inc.	11,521	292,633
Home Properties of New York, Inc.	6,182	249,691
Hospitality Properties Trust	12,645	521,986
Host Marriott Corp.*	51,423	633,531
HRPT Properties Trust	30,910	311,882
iStar Financial, Inc.	21,918	852,610
Kilroy Realty Corp.	6,182	202,461
Kimco Realty Corp.	20,232	905,382

Common Stocks, continued

	Shares	Value
Koger Equity, Inc.	4,496	$94,101
La Quinta Corp.*	34,282	219,748
Liberty Property Trust	16,298	633,992
LNR Property Corp.	4,215	208,685
Macerich Co.	12,364	550,198
Mack-Cali Realty Corp.	12,645	526,285
Manufactured Home Communities, Inc.	4,496	169,274
MeriStar Hospitality Corp.*	12,364	80,490
Mills Corp.	8,430	370,920
Nationwide Health Properties, Inc.	12,645	247,210
New Plan Excel Realty Trust, Inc.	21,075	519,920
Pan Pacific Retail Properties	8,711	415,079
Plum Creek Timber Company, Inc.	39,621	1,206,459
Post Properties, Inc.	8,149	227,520
Prentiss Properties Trust	7,868	259,565
Prologis Trust	36,530	1,172,248
Public Storage, Inc.	18,827	816,904
Realty Income Corp.	8,149	325,960
Reckson Associates Realty Corp.	12,364	300,445
Regency Centers Corp.	12,083	481,508
Rouse Co.	17,984	845,248
Shurgard Storage Centers, Inc.—Class A	9,835	370,288
Simon Property Group, Inc.	35,687	1,653,736
SL Green Realty Corp.	7,868	322,981
St. Joe Co.	8,711	324,833
Thornburg Mortgage Asset Corp.	15,455	420,376
Trizec Properties, Inc.	19,670	302,918
United Dominion Realty Trust, Inc.	27,257	523,334
Ventas, Inc.	17,422	383,284
Vornado Realty Trust	21,356	1,169,241
Washington REIT	8,992	262,566
Weingarten Realty Investors	10,678	473,569

TOTAL COMMON STOCKS (Cost $33,313,394)		39,597,652

TOTAL INVESTMENT SECURITIES (Cost $33,313,394)—100.0%		39,597,652
Net other assets (liabilities)—NM		15,717

NET ASSETS—100.0%		$39,613,369

*	Non-income producing security
NM	Not meaningful, amount is less than 0.05%.

See accompanying notes to the financial statements.

169

PROFUNDS VP

ProFund VP Real Estate

Statement of Assets and Liabilities

December 31, 2003
Assets:
Investment securities, at value (cost $33,313,394)	$39,597,652
Dividends and interest receivable	232,924
Receivable for investments sold	5,634,576
Receivable for capital shares issued	36
Prepaid expenses	221

Total Assets	45,465,409

Liabilities:
Cash overdraft	98,607
Payable for capital shares redeemed	5,676,825
Advisory fees payable	28,196
Management services fees payable	5,639
Administration fees payable	1,596
Administrative services fees payable	16,733
Distribution fees payable	9,719
Other accrued expenses	14,725

Total Liabilities	5,852,040

Net Assets	$39,613,369

Net Assets consist of:
Capital	$39,910,883
Accumulated net investment income (loss)	611,505
Accumulated net realized gains (losses) on investments	(7,193,277)
Net unrealized appreciation (depreciation) on investments	6,284,258

Net Assets	$39,613,369

Shares of Beneficial Interest Outstanding	968,668

Net Asset Value (offering and redemption price per share)	$40.89

Statement of Operations

For the year ended December 31, 2003
Investment Income:
Dividends	$1,219,509
Interest	334

Total Investment Income	1,219,843

Expenses:
Advisory fees	180,712
Management services fees	36,143
Administration fees	11,450
Transfer agency and administrative service fees	134,779
Distribution fees	60,158
Custody fees	22,237
Fund accounting fees	19,380
Other fees	22,958

Total Gross Expenses before reductions	487,817
Less Expenses reduced by the Advisor	(11,262)

Total Net Expenses	476,555

Net Investment Income (Loss)	743,288

Realized and Unrealized Gains (Losses) on Investments:
Net realized gains (losses) on investment securities	773,332
Change in net unrealized appreciation/depreciation on investments	4,659,864

Net Realized and Unrealized Gains (Losses) on Investments	5,433,196

Change in Net Assets Resulting from Operations	$6,176,484

See accompanying notes to the financial statements.

170

PROFUNDS VP

ProFund VP Real Estate

Statements of Changes in Net Assets

	For the year ended December 31, 2003	For the year ended December 31, 2002
From Investment Activities:
Operations:
Net investment income (loss)	$743,288	$1,427,079
Net realized gains (losses) on investments	773,332	(5,405,461)
Change in net unrealized appreciation/depreciation on investments	4,659,864	(313,918)

Change in net assets resulting from operations	6,176,484	(4,292,300)

Distributions to Shareholders From:
Net investment income	(460,558)	(1,644,743)
Return of capital	—	(275,790)

Change in net assets resulting from distributions	(460,558)	(1,920,533)

Capital Transactions:
Proceeds from shares issued	283,092,753	408,200,418
Dividends reinvested	460,558	1,920,427
Cost of shares redeemed	(270,576,155)	(422,401,576)

Change in net assets resulting from capital transactions	12,977,156	(12,280,731)

Change in net assets	18,693,082	(18,493,564)
Net Assets:
Beginning of period	20,920,287	39,413,851

End of period	$39,613,369	$20,920,287

Accumulated net investment income (loss)	$611,505	$328,775

Share Transactions:
Issued	7,969,841	11,980,028
Reinvested	13,038	57,128
Redeemed	(7,685,490)	(12,570,630)

Change in shares	297,389	(533,474)

See accompanying notes to the financial statements.

171

PROFUNDS VP

ProFund VP Real Estate

Financial Highlights

Selected data for a share of beneficial interest outstanding throughout the periods indicated.

	For the year ended December 31, 2003	For the year ended December 31, 2002	For the period January 22, 2001(a) through December 31, 2001
Net Asset Value, Beginning of Period	$31.16	$32.72	$30.00

Investment Activities:
Net investment income (loss)	1.09 (b)	1.38 (b)	1.53	(b)
Net realized and unrealized gains (losses) on investments	9.14	(1.34)	1.19

Total income (loss) from investment activities	10.23	0.04	2.72

Distributions to Shareholders From:
Net investment income	(0.50)	(1.37)	—
Return of capital	—	(0.23)	—

Total distributions	(0.50)	(1.60)	—

Net Asset Value, End of Period	$40.89	$31.16	$32.72

Total Return	33.15%	0.02%	9.07	%(c)
Ratios to Average Net Assets:
Gross expenses(d)	2.02%	2.13%	1.99%
Net expenses(d)	1.98%	1.98%	1.99%
Net investment income (loss)(d)	3.08%	4.09%	5.01%
Supplemental Data:
Net assets, end of period (000’s)	$39,613	$20,920	$39,414
Portfolio turnover rate(e)	1,113%	1,163%	753	%(c)

(a)	Commencement of operations
(b)	Per share net investment income (loss) has been calculated using the daily average shares method.
(c)	Not annualized for periods less than one year.
(d)	Annualized for periods less than one year.
(e)	Portfolio turnover rate is calculated without regard to instruments (including options, swap agreements and futures contracts) having a maturity of less than one year.

See accompanying notes to the financial statements.

172

ProFund VP Semiconductor

The ProFund VP Semiconductor seeks daily investment results, before fees and expenses, that correspond to the daily performance of the Dow Jones U.S. Semiconductor Index. For the year ended December 31, 2003, the Fund had a total return of 88.32%1, compared to a return of 93.87%2 for the Index. For the year, the Fund achieved an average daily statistical correlation of over 0.99 to the daily performance of the Index.3

The Fund applies a mathematical approach to investing. In doing so it takes positions in securities and/or financial instruments that, in combination, should have similar daily return characteristics as the Index. The Dow Jones U.S. Semiconductor Index measures the performance of the semiconductor industry of the U.S. equity market. Component companies are engaged in the production of semiconductors and other integrated chips, as well as other related products such as circuit boards and motherboards.

The Dow Jones U.S. Semiconductor Index (and the Fund) benefited from an increase in worldwide sales of semiconductors. The index was led by Intel’s 106% increase in stock price as the chip maker saw strong sales of its new Centrino Processor which was designed to incorporate wireless communications into the personal computer. Of the ten highest weighted constituents of the Index at the beginning of the year, the top performer in terms of stock price return was Intel Corp. (+105.85%) and the worst was Microchip Technology inc. (+36.48%).

Value of a $10,000 Investment*

* The line graph represents historical performance of a hypothetical investment of $10,000 in the ProFund VP Semiconductor from May 1, 2002 to December 31, 2003 assuming the reinvestment of distributions.

Average Annual Total Return as of 12/31/031

	1 Year	Since Inception (5/1/02)

ProFund VP Semiconductor	88.32%	(1.32)%

Dow Jones U.S. Semiconductor Index	93.87%	1.38%

S&P 500 Index	26.38%	1.40%

1 Past performance does not guarantee future results. Total return calculations assume the reinvestment of distributions and do not reflect the effect of taxes. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and net asset value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. During the period, certain fees were reduced. If such fee reductions had not occurred, the quoted performance would be lower. Performance numbers are net of all Fund expenses but do not include any insurance, sales, or administrative charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower.

2 The Dow Jones U.S. Semiconductor Index is a price return index and does not reflect the reinvestment of dividends, the impact of transaction costs, nor the deduction of expenses associated with a mutual fund such as investment management and accounting fees. It is not possible to invest directly in an index. The Fund’s performance does reflect the reinvestment of dividends, the impact of transaction costs and the deduction of fees and expenses.

3 1.00 equals perfect correlation.

4 The S&P 500 Index is an unmanaged index that consists of the common stocks of 500 major U.S. corporations selected for their size and the frequency and ease with which their stocks trade.

The above information is not covered by the Report of Independent Auditors.

173

PROFUNDS VP ProFund VP Semiconductor	Schedule of Portfolio Investments December 31, 2003

Common Stocks (83.2%)

	Shares	Value
Actel Corp.*	860	$20,726
Advanced Micro Devices, Inc.*	12,470	185,803
Agere Systems, Inc.*	27,950	85,248
Agere Systems, Inc.—Class B*	32,680	94,772
Altera Corp.*	13,760	312,352
Amkor Technology, Inc.*	3,440	62,642
Analog Devices, Inc.	13,330	608,514
Applied Materials, Inc.*	59,770	1,341,836
Applied Micro Circuits Corp.*	11,180	66,856
Asyst Technologies, Inc.*	1,720	29,842
Atmel Corp.*	15,910	95,619
ATMI, Inc.*	1,290	29,851
Axcelis Technologies, Inc.*	3,440	35,157
Broadcom Corp.—Class A*	8,600	293,174
Brooks Automation, Inc.*	1,720	41,572
Cirrus Logic, Inc.*	3,010	23,087
Cohu, Inc.	860	16,469
Conexant Systems, Inc.*	9,890	49,153
Credence Systems Corp.*	2,150	28,294
Cree Research, Inc.*	2,580	45,640
Cymer, Inc.*	1,290	59,585
Cypress Semiconductor Corp.*	4,300	91,848
DSP Group, Inc.*	860	21,423
DuPont Photomasks, Inc.*	430	10,380
ESS Technology, Inc.*	1,290	21,943
Exar Corp.*	1,290	22,033
Fairchild Semiconductor International, Inc.*	3,440	85,897
GlobespanVirata, Inc.*	5,160	30,341
Integrated Device Technology, Inc.*	3,870	66,448
Intel Corp.	137,980	4,442,955
Interdigital Communications Corp.*	2,150	44,376
International Rectifier Corp.*	2,150	106,232
Intersil Corp.—Class A	5,160	128,226
KLA-Tencor Corp.*	6,880	403,650
Kopin Corp.*	2,580	17,312
Kulicke & Soffa Industries, Inc.*	1,720	24,734
Lam Research Corp.*	4,730	152,779
Lattice Semiconductor Corp.*	3,870	37,462
Linear Technology Corp.	11,180	470,343
LSI Logic Corp.*	13,760	122,051
LTX Corp.*	1,720	25,852
M-Systems Flash Disk Pioneers, Ltd.*	860	14,861
Marvell Technology Group, Ltd.*	3,010	114,169
Maxim Integrated Products, Inc.	11,610	578,178
Micrel, Inc.*	2,580	40,196
Microchip Technology, Inc.	7,310	243,862
Micron Technology, Inc.*	21,930	295,397
National Semiconductor Corp.*	6,880	271,141
Novellus Systems, Inc.*	5,590	235,060
NVIDIA Corp.*	5,590	129,968

Common Stocks, continued

	Shares	Value
OmniVision Technologies, Inc.*	860	$47,515
Photronics, Inc.*	860	17,131
PMC-Sierra, Inc.*	6,020	121,303
Power Integrations, Inc.*	1,290	43,163
Rambus, Inc.*	3,440	105,608
RF Micro Devices, Inc.*	6,450	64,823
Sandisk Corp.*	2,580	157,741
Semtech Corp.*	2,580	58,643
Silicon Image, Inc.*	2,580	18,653
Silicon Laboratories, Inc.*	1,290	55,754
Silicon Storage Technology, Inc.*	3,010	33,110
Skyworks Solutions, Inc.*	5,160	44,892
Teradyne, Inc.*	6,880	175,096
Texas Instruments, Inc.	62,350	1,831,842
Transmeta Corp.*	4,300	14,620
TriQuint Semiconductor, Inc.*	4,300	30,401
Ultratech Stepper, Inc.*	860	25,258
Varian Semiconductor Equipment Associates, Inc.*	1,290	56,360
Vitesse Semiconductor Corp.*	7,740	45,434
Xilinx, Inc.*	12,470	483,088
Zoran Corp.*	1,720	29,911

TOTAL COMMON STOCKS (Cost $10,742,194)		15,235,655

U.S. Government Agency Obligations (0.1%)

	Principal Amount
Federal National Mortgage Association, 0.50%, 01/02/04	$27,000	26,999

TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS (Cost $26,999)		26,999

TOTAL INVESTMENT SECURITIES (Cost $10,769,193)—83.3%		15,262,654

Net other assets (liabilities)—16.7%		3,069,714

NET ASSETS—100.0%		$18,332,368

Swap Agreements

	Units	Unrealized Appreciation (Depreciation)
Equity Index Swap Agreement based on the Dow Jones U.S. Semiconductor Index expiring 01/02/04 (Underlying notional amount at value $3,072,996)	30,730	$(127)

*	Non-income producing security

See accompanying notes to the financial statements.

174

PROFUNDS VP

ProFund VP Semiconductor

Statement of Assets and Liabilities

December 31, 2003
Assets:
Investments securities, at value (cost $10,769,193)	$15,262,654
Cash	16
Dividends and interest receivable	52
Receivable for investments sold	5,165,143
Prepaid expenses	80

Total Assets	20,427,945

Liabilities:
Payable for capital shares redeemed	2,053,659
Unrealized depreciation on swap agreements	127
Advisory fees payable	16,481
Management services fees payable	3,296
Administration fees payable	758
Administrative services fees payable	8,407
Distribution fees payable	4,206
Other accrued expenses	8,643

Total Liabilities	2,095,577

Net Assets	$18,332,368

Net Assets consist of:
Capital	$17,320,155
Accumulated net realized gains (losses) on investments	(3,481,121)
Net unrealized appreciation (depreciation) on investments	4,493,334

Net Assets	$18,332,368

Shares of Beneficial Interest Outstanding	624,831

Net Asset Value (offering and redemption price per share)	$29.34

Statement of Operations

For the year ended December 31, 2003
Investment Income:
Dividends	$32,604
Interest	307

Total Investment Income	32,911

Expenses:
Advisory fees	96,372
Management services fees	19,275
Administration fees	6,036
Transfer agency and administrative service fees	73,728
Distribution fees	32,124
Custody fees	18,510
Fund accounting fees	9,747
Other fees	8,217

Total Gross Expenses before reductions	264,009
Less Expenses reduced by the Advisor	(9,772)

Total Net Expenses	254,237

Net Investment Income (Loss)	(221,326)

Realized and Unrealized Gains (Losses) on Investments:
Net realized gains (losses) on investment securities	67,026
Change in net unrealized appreciation/depreciation on investments	4,432,258

Net Realized and Unrealized Gains (Losses) on Investments	4,499,284

Change in Net Assets Resulting from Operations	$4,277,958

See accompanying notes to the financial statements.

175

PROFUNDS VP

ProFund VP Semiconductor

Statements of Changes in Net Assets

	For the year ended December 31, 2003	For the period May 1, 2002(a) through December 31, 2002
From Investment Activities:
Operations:
Net investment income (loss)	$(221,326)	$(57,969)
Net realized gains (losses) on investments	67,026	(4,741,377)
Change in net unrealized appreciation/depreciation on investments	4,432,258	61,076

Change in net assets resulting from operations	4,277,958	(4,738,270)

Capital Transactions:
Proceeds from shares issued	163,290,583	91,718,030
Cost of shares redeemed	(153,025,938)	(83,189,995)

Change in net assets resulting from capital transactions	10,264,645	8,528,035

Change in net assets	14,542,603	3,789,765
Net Assets:
Beginning of period	3,789,765	—

End of period	$18,332,368	$3,789,765

Share Transactions:
Issued	7,522,727	4,809,073
Redeemed	(7,141,102)	(4,565,867)

Change in shares	381,625	243,206

(a)	Commencement of operations

See accompanying notes to the financial statements.

176

PROFUNDS VP

ProFund VP Semiconductor

Financial Highlights

Selected data for a share of beneficial interest outstanding throughout the periods indicated.

	For the year ended December 31, 2003		For the period May 1, 2002(a) through December 31, 2002
Net Asset Value, Beginning of Period	$15.58		$30.00

Investment Activities:
Net investment income (loss)	(0.41	)(b)	(0.24	)(b)
Net realized and unrealized gains (losses) on investments	14.17		(14.18)

Total income (loss) from investment activities	13.76		(14.42)

Net Asset Value, End of Period	$29.34		$15.58

Total Return	88.32%		(48.07	)%(c)
Ratios to Average Net Assets:
Gross expenses(d)	2.05%		2.33%
Net expenses(d)	1.98%		1.98%
Net investment income (loss)(d)	(1.72)%		(1.89)%
Supplemental Data:
Net assets, end of period (000’s)	$18,332		$3,790
Portfolio turnover rate(e)	1,364%		886	%(c)

(a)	Commencement of operations
(b)	Per share net investment income (loss) has been calculated using the daily average shares method.
(c)	Not annualized for periods less than one year.
(d)	Annualized for periods less than one year.
(e)	Portfolio turnover rate is calculated without regard to instruments (including options, swap agreements and futures contracts) having a maturity of less than one year.

See accompanying notes to the financial statements.

177

ProFund VP Technology

The ProFund VP Technology seeks daily investment results, before fees and expenses, that correspond to the daily performance of the Dow Jones U.S. Technology Sector Index. For the year ended December 31, 2003, the Fund had a total of 45.97%1, compared to a return of 50.38%2 for the Index. For the year, the Fund achieved an average daily statistical correlation of over 0.99 to the daily performance of the Index.3

The Fund applies a mathematical approach to investing. In doing so it takes positions in securities and/or financial instruments that, in combination, should have similar daily return characteristics as the Index. The Dow Jones U.S. Technology Sector Index measures the performance of the technology sector of the U.S. equity market. Component companies include those involved in computers and office equipment, software, communications technology, semiconductors, diversified technology services and Internet services.

The Dow Jones U.S. Technology Sector Index (and the Fund) benefited from a stabilization of information technology spending and a rise of tech company valuations. Consumer electronics and global chip sales fared especially well, specifically within the growing market for digital and wireless devices. PC sales, led by notebook PC sales, also jumped in 2003. Of the ten highest constituents of the Index at the beginning of the year, the top performer in terms of stock price return was Intel Corp. (+105.85%) and the worst was Microsoft Corp. (+5.88%).

Value of a $10,000 Investment*

* The line graph represents historical performance of a hypothetical investment of $10,000 in the ProFund VP Technology from January 22, 2001 to December 31, 2003 assuming the reinvestment of distributions.

Average Annual Total Return as of 12/31/031

	1 Year	Since Inception (1/22/01)

ProFund VP Technology	45.97%	(20.01)%

Dow Jones U.S. Technology Index	50.38%	(17.68)%

S&P 500 Index	26.38%	(6.22)%

1 Past performance does not guarantee future results. Total return calculations assume the reinvestment of distributions and do not reflect the effect of taxes. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and net asset value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. During the period, certain fees were reduced. If such fee reductions had not occurred, the quoted performance would be lower. Performance numbers are net of all Fund expenses but do not include any insurance, sales, or administrative charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower.

2 The Dow Jones U.S. Technology Index is a price return index and does not reflect the reinvestment of dividends, the impact of transaction costs, nor the deduction of expenses associated with a mutual fund such as investment management and accounting fees. It is not possible to invest directly in an index. The Fund’s performance does reflect the reinvestment of dividends, the impact of transaction costs and the deduction of fees and expenses.

3 1.00 equals perfect correlation.

4 The S&P 500 Index is an unmanaged index that consists of the common stocks of 500 major U.S. corporations selected for their size and the frequency and ease with which their stocks trade.

The above information is not covered by the Report of Independent Auditors.

178

PROFUNDS VP ProFund VP Technology	Schedule of Portfolio Investments December 31, 2003

Common Stocks (100.6%)

	Shares	Value

3Com Corp.*	8,140	$66,504
Adobe Systems, Inc.	5,698	223,931
Advanced Micro Devices, Inc.*	5,698	84,900
Affiliated Computer Services, Inc.—Class A*	2,442	132,991
Agere Systems, Inc.*	26,862	81,929
Altera Corp.*	6,512	147,822
Amdocs, Ltd.*	3,256	73,195
American Tower Corp.*	4,070	44,037
Amphenol Corp.—Class A*	814	52,039
Analog Devices, Inc.	6,512	297,273
Apple Computer, Inc.*	6,512	139,161
Applied Materials, Inc.*	29,304	657,875
Atmel Corp.*	8,954	53,814
Autodesk, Inc.	1,628	40,016
Avaya, Inc.*	7,326	94,798
BEA Systems, Inc.*	8,140	100,122
BMC Software, Inc.*	4,070	75,906
Broadcom Corp.—Class A*	4,884	166,496
Cadence Design Systems, Inc.*	4,884	87,814
Check Point Software Technologies, Ltd.*	4,070	68,457
CIENA Corp.*	10,582	70,264
Cisco Systems, Inc.*	116,402	2,827,405
Citrix Systems, Inc.*	3,256	69,060
Cognizant Technology Solutions Corp.*	814	37,151
Computer Associates International, Inc.	7,326	200,293
Computer Sciences Corp.*	3,256	144,013
Comverse Technology, Inc.*	3,256	57,273
Corning, Inc.*	21,978	229,231
Crown Castle International Corp.*	4,070	44,892
Cymer, Inc.*	814	37,599
Cypress Semiconductor Corp.*	1,628	34,774
Dell, Inc.*	39,072	1,326,885
Electronic Data Systems Corp.	8,140	199,756
EMC Corp.*	39,886	515,327
Emulex Corp.*	1,628	43,435
Fairchild Semiconductor International, Inc.*	1,628	40,651
Foundry Networks, Inc.*	2,442	66,813
Harris Corp.	1,628	61,783
Hewlett-Packard Co.	46,398	1,065,762
Intel Corp.	109,076	3,512,246
International Business Machines Corp.	29,304	2,715,895
International Rectifier Corp.*	1,628	80,439
Intersil Corp.—Class A	2,442	60,684
Intuit, Inc.*	3,256	172,275
JDS Uniphase Corp.*	22,792	83,191
Juniper Networks, Inc.*	7,326	136,850
KLA-Tencor Corp.*	4,884	286,544
Lam Research Corp.*	2,442	78,877
Level 3 Communications, Inc.*	10,582	60,317
Lexmark International Group, Inc.*	2,442	192,039
Linear Technology Corp.	6,512	273,960
LSI Logic Corp.*	6,512	57,761
Lucent Technologies, Inc.*	69,190	196,500
Marvell Technology Group Ltd.*	1,628	61,750
Maxim Integrated Products, Inc.	7,326	364,835
Maxtor Corp.*	4,884	54,212
Mercury Interactive Corp.*	2,442	118,779
Microchip Technology, Inc.	3,256	108,620
Micron Technology, Inc.*	9,768	131,575

Common Stocks, continued

	Shares	Value
Microsoft Corp.	175,010	$4,819,776
Motorola, Inc.	39,072	549,743
National Semiconductor Corp.*	3,256	128,319
NCR Corp.*	2,442	94,750
Network Appliance, Inc.*	7,326	150,403
Network Associates, Inc.*	3,256	48,970
Novell, Inc.*	6,512	68,506
Novellus Systems, Inc.*	4,884	205,372
NVIDIA Corp.*	3,256	75,702
Oracle Corp.*	66,748	881,074
PeopleSoft, Inc.*	5,698	129,914
Pitney Bowes, Inc.	5,698	231,453
PMC-Sierra, Inc.*	3,256	65,608
QLogic Corp.*	3,256	168,010
Qualcomm, Inc.	15,466	834,081
Rambus, Inc.*	1,628	49,980
Reynolds & Reynolds Co.	1,628	47,293
Sandisk Corp.*	1,628	99,536
Scientific-Atlanta, Inc.	2,442	66,667
Seagate Technology Common	4,070	76,923
Siebel Systems, Inc.*	9,768	135,482
Storage Technology Corp.*	2,442	62,882
Sun Microsystems, Inc.*	53,724	241,221
SunGard Data Systems, Inc.*	4,884	135,336
Sybase, Inc.*	1,628	33,504
Symantec Corp.*	5,698	197,436
Synopsys, Inc.*	3,256	109,923
Tellabs, Inc.*	6,512	54,896
Teradyne, Inc.*	3,256	82,865
Texas Instruments, Inc.	28,490	837,036
Unisys Corp.*	5,698	84,615
UTStarcom, Inc.*	1,628	60,350
VeriSign, Inc.*	4,070	66,341
Veritas Software Corp.*	7,326	272,234
WebMD Corp.*	4,884	43,907
Western Digital Corp.*	3,256	38,388
Xerox Corp.*	13,024	179,731
Xilinx, Inc.*	6,512	252,275
Yahoo!, Inc.*	12,210	551,526
Zebra Technologies Corp.*	814	54,025

TOTAL COMMON STOCKS (Cost $23,395,577)		30,794,849

U.S. Government Agency Obligations (0.4%)

	Principal Amount
Federal National Mortgage Association, 0.50%, 01/02/04	$135,000	134,998

TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS (Cost $134,998)		134,998

TOTAL INVESTMENT SECURITIES (Cost $23,530,575)—101.0%		30,929,847
Net other assets (liabilities)—(1.0)%		(299,037)

NET ASSETS—100.0%		$30,630,810

*	Non-income producing security

See accompanying notes to the financial statements.

179

PROFUNDS VP

ProFund VP Technology

Statement of Assets and Liabilities

December 31, 2003
Assets:
Investment securities, at value (cost $23,530,575)	$30,929,847
Cash	246
Dividends and interest receivable	5,613
Receivable for capital shares issued	26,512
Prepaid expenses	170

Total Assets	30,962,388

Liabilities:
Payable for capital shares redeemed	276,164
Advisory fees payable	18,859
Management services fees payable	3,772
Administration fees payable	1,123
Administrative services fees payable	8,942
Distribution fees payable	9,952
Other accrued expenses	12,766

Total Liabilities	331,578

Net Assets	$30,630,810

Net Assets consist of:
Capital	$36,196,841
Accumulated net realized gains (losses) on investments	(12,965,303)
Net unrealized appreciation (depreciation) on investments	7,399,272

Net Assets	$30,630,810

Shares of Beneficial Interest Outstanding	1,968,529

Net Asset Value (offering and redemption price per share)	$15.56

Statement of Operations

For the year ended December 31, 2003
Investment Income:
Dividends	$94,525
Interest	850

Total Investment Income	95,375

Expenses:
Advisory fees	155,594
Management services fees	31,119
Administration fees	9,819
Transfer agency and administrative service fees	93,940
Distribution fees	51,865
Custody fees	23,272
Fund accounting fees	16,592
Other fees	18,881

Total Gross Expenses before reductions	401,082
Less Expenses reduced by the Advisor	(422)

Total Net Expenses	400,660

Net Investment Income (Loss)	(305,285)

Realized and Unrealized Gains (Losses) on Investments:
Net realized gains (losses) on investment securities	(1,409,803)
Change in net unrealized appreciation/depreciation on investments	6,652,164

Net Realized and Unrealized Gains (Losses) on Investments	5,242,361

Change in Net Assets Resulting from Operations	$4,937,076

See accompanying notes to the financial statements.

180

PROFUNDS VP

ProFund VP Technology

Statements of Changes in Net Assets

	For the year ended December 31, 2003	For the year ended December 31, 2002
From Investment Activities:
Operations:
Net investment income (loss)	$(305,285)	$(216,156)
Net realized gains (losses) on investments	(1,409,803)	(8,354,759)
Change in net unrealized appreciation/depreciation on investments	6,652,164	(978,518)

Change in net assets resulting from operations	4,937,076	(9,549,433)

Capital Transactions:
Proceeds from shares issued	143,341,240	118,000,430
Cost of shares redeemed	(132,918,727)	(108,589,596)

Change in net assets resulting from capital transactions	10,422,513	9,410,834

Change in net assets	15,359,589	(138,599)
Net Assets:
Beginning of period	15,271,221	15,409,820

End of period	$30,630,810	$15,271,221

Share Transactions:
Issued	10,994,361	8,366,705
Redeemed	(10,458,167)	(7,791,673)

Change in shares	536,194	575,032

See accompanying notes to the financial statements.

181

PROFUNDS VP

ProFund VP Technology

Financial Highlights

Selected data for a share of beneficial interest outstanding throughout the periods indicated.

	For the year ended December 31, 2003		For the year ended December 31, 2002		For the period January 22, 2001(a) through December 31, 2001
Net Asset Value, Beginning of Period	$10.66		$17.97		$30.00

Investment Activities:
Net investment income (loss)	(0.20	)(b)	(0.24	)(b)	(0.34	)(b)
Net realized and unrealized gains (losses) on investments	5.10		(7.07)		(11.69)

Total income (loss) from investment activities	4.90		(7.31)		(12.03)

Net Asset Value, End of Period	$15.56		$10.66		$17.97

Total Return	45.97%		(40.68)%		(40.10	)%(c)
Ratios to Average Net Assets:
Gross expenses(d)	1.93%		2.27%		2.10%
Net expenses(d)	1.93%		1.98%		2.10%
Net investment income (loss)(d)	(1.47)%		(1.77)%		(1.91)%
Supplemental Data:
Net assets, end of period (000's)	$30,631		$15,271		$15,410
Portfolio turnover rate(e)	702%		1,208%		2,548	%(c)

(a)	Commencement of operations
(b)	Per share net investment income (loss) has been calculated using the daily average shares method.
(c)	Not annualized for periods less than one year.
(d)	Annualized for periods less than one year.
(e)	Portfolio turnover rate is calculated without regard to instruments (including options, swap agreements and futures contracts) having a maturity of less than one year.

See accompanying notes to the financial statements.

182

ProFund VP Telecommunications

The ProFund VP Telecommunications seeks daily investment results, before fees and expenses, that correspond to the daily performance of the Dow Jones U.S. Telecommunications Sector Index. For the year ended December 31, 2003, the Fund had a total return of 2.46%1, compared to a return of 3.55%2 for the Index. For the year, the Fund achieved an average daily statistical correlation of over 0.99 to the daily performance of the Index.3

The Fund applies a mathematical approach to investing. In doing so it takes positions in securities and/or financial instruments that, in combination, should have a similar daily return characteristics as the Index. The Dow Jones U.S. Telecommunications Sector Index measures the performance of the telecommunications economic sector of the U.S. equity market. Component companies include fixed-line communications and wireless communications companies.

The Dow Jones U.S. Telecommunication Sector Index (and the Fund) experienced a difficult start, declining approximately 25% by mid-March. The sector staged a turnaround to finish the year on the positive side in part due to positive economic news and optimistic earnings announcements. Telecommunications equipment companies, which had suffered acutely from the burst of the tech bubble, led the post March rally as demand increased. Of the ten highest weighted constituents of the Index at the beginning of the year, the top performer in terms of stock price return was Nextel Communications Inc (+142.94%) and the worst was AT&T Corp. (-22.25%).

Value of a $10,000 Investment*

* The line graph represents historical performance of a hypothetical investment of $10,000 in the ProFund VP Telecommunications from January 22, 2001 to December 31, 2003 assuming the reinvestment of distributions.

Average Annual Total Return as of 12/31/031

	1 Year	Since Inception (1/22/01)

ProFund VP Telecommunications	2.46%	(23.33)%

Dow Jones U.S. Telecommunications Index	3.55%	(21.51)%

S&P 500 Index	26.38%	(6.22)%

1 Past performance does not guarantee future results. Total return calculations assume the reinvestment of distributions and do not reflect the effect of taxes. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and net asset value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. During the period, certain fees were reduced. If such fee reductions had not occurred, the quoted performance would be lower. Performance numbers are net of all Fund expenses but do not include any insurance, sales, or administrative charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower.

2 The Dow Jones U.S. Telecommunications Index is a price return index and does not reflect the reinvestment of dividends, the impact of transaction costs, nor the deduction of expenses associated with a mutual fund such as investment management and accounting fees. It is not possible to invest directly in an index. The Fund’s performance does reflect the reinvestment of dividends, the impact of transaction costs and the deduction of fees and expenses.

3 1.00 equals perfect correlation.

4 The S&P Index is an unmanaged index that consists of the common stocks of 500 major U.S. corporations selected for their size and the frequency and ease with which their stocks trade.

The above information is not covered by the Report of Independent Auditors.

183

PROFUNDS VP ProFund VP Telecommunications	Schedule of Portfolio Investments December 31, 2003

Common Stocks (78.0%)

	Shares	Value
Alltel Corp.	6,630	$308,825
AT&T Corp.	16,575	336,473
AT&T Wireless Services, Inc.*	44,873	358,535
BellSouth Corp.	23,175	655,853
CenturyTel, Inc.	2,873	93,717
Cincinnati Bell, Inc.*	5,083	25,669
Citizens Communications Co.*	5,967	74,110
IDT Corp.*	221	4,895
IDT Corp.—Class B*	884	20,447
Nextel Communications, Inc.—Class A*	12,321	345,727
Nextel Partners, Inc.—Class A*	884	11,890
NII Holdings, Inc.— Class B*	442	32,986
Qwest Communications International, Inc*	30,277	130,797
SBC Communications, Inc.	53,894	1,405,017
Sprint Corp. (FON Group)	15,706	257,893
Sprint Corp. (PCS Group)*	16,575	93,152
Telephone & Data Systems, Inc.	1,105	69,118
US Cellular Corp.*	221	7,846
Verizon Communications, Inc.	44,602	1,564,637
Western Wireless Corp.—Class A*	1,547	28,403
Wireless Facilities, Inc.*	1,105	16,420

TOTAL COMMON STOCKS (Cost $4,870,883)		5,842,410

TOTAL INVESTMENT SECURITIES (Cost $4,870,883)—78.0%		5,842,410
Net other assets (liabilities)—22.0%		1,646,038

NET ASSETS—100.0%		$7,488,448

Swap Agreements

	Units	Unrealized Appreciation (Depreciation)
Equity Index Swap Agreement based on the Dow Jones U.S. Telecommunications Sector Index expiring 01/02/04 (Underlying notional amount at value $1,629,844)	16,298	$(76)

*	Non-income producing security

See accompanying notes to the financial statements.

184

PROFUNDS VP ProFund VP Telecommunications

Statement of Assets and Liabilities

December 31, 2003
Assets:
Investment securities, at value (cost $4,870,883)	$5,842,410
Dividends and interest receivable	5,345
Receivable for investments sold	1,661,087
Receivable for capital shares issued	708,962
Prepaid expenses	45

Total Assets	8,217,849

Liabilities:
Cash overdraft	3,292
Payable for investments purchased	713,360
Unrealized depreciation on swap agreements	76
Advisory fees payable	4,310
Management services fees payable	862
Administration fees payable	238
Administrative services fees payable	2,625
Distribution fees payable	1,312
Other accrued expenses	3,326

Total Liabilities	729,401

Net Assets	$7,488,448

Net Assets consist of:
Capital	$10,261,192
Accumulated net investment income (loss)	165,601
Accumulated net realized gains (losses) on investments	(3,909,796)
Net unrealized appreciation (depreciation) on investments	971,451

Net Assets	$7,488,448

Shares of Beneficial Interest Outstanding	545,137

Net Asset Value (offering and redemption price per share)	$13.74

Statement of Operations

For the year ended December 31, 2003
Investment Income:
Dividends	$301,554
Interest	193

Total Investment Income	301,747

Expenses:
Advisory fees	51,642
Management services fees	10,328
Administration fees	3,321
Transfer agency and administrative service fees	41,221
Distribution fees	17,214
Custody fees	7,735
Fund accounting fees	5,929
Other fees	5,040

Total Gross Expenses before reductions	142,430
Less Expenses reduced by the Advisor	(6,284)

Total Net Expenses	136,146

Net Investment Income (Loss)	165,601

Realized and Unrealized Gains (Losses) on Investments:
Net realized gains (losses) on investment securities	(895,596)
Net realized gains (losses) on swap agreements	3,519
Change in net unrealized appreciation/depreciation on investments	(157,393)

Net Realized and Unrealized Gains (Losses) on Investments	(1,049,470)

Change in Net Assets Resulting from Operations	$(883,869)

See accompanying notes to the financial statements.

185

PROFUNDS VP

ProFund VP Telecommunications

Statements of Changes in Net Assets

	For the year ended December 31, 2003	For the year ended December 31, 2002

From Investment Activities:
Operations:
Net investment income (loss)	$165,601	$(51,088)
Net realized gains (losses) on investments	(892,077)	(1,634,461)
Change in net unrealized appreciation/depreciation on investments	(157,393)	1,004,787

Change in net assets resulting from operations	(883,869)	(680,762)

Capital Transactions:
Proceeds from shares issued	84,049,515	88,752,147
Cost of shares redeemed	(92,472,931)	(75,426,114)

Change in net assets resulting from capital transactions	(8,423,416)	13,326,033

Change in net assets	(9,307,285)	12,645,271
Net Assets:
Beginning of period	16,795,733	4,150,462

End of period	$7,488,448	$16,795,733

Accumulated net investment income (loss)	$165,601	$—

Share Transactions:
Issued	6,502,112	6,192,167
Redeemed	(7,209,075)	(5,132,470)

Change in shares	(706,963)	1,059,697

See accompanying notes to the financial statements.

186

PROFUNDS VP

ProFund VP Telecommunications

Financial Highlights

Selected data for a share of beneficial interest outstanding throughout the periods indicated.

	For the year ended December 31, 2003	For the year ended December 31, 2002		For the period January 22, 2001(a) through December 31, 2001
Net Asset Value, Beginning of Period	$13.41	$21.57		$30.00

Investment Activities:
Net investment income (loss)	0.31 (b)	(0.10	)(b)	(0.28	)(b)
Net realized and unrealized gains (losses) on investments	0.02 (c)	(8.06)		(8.15)

Total income (loss) from investment activities	0.33	(8.16)		(8.43)

Net Asset Value, End of Period	$13.74	$13.41		$21.57

Total Return	2.46%	(37.83)%		(28.10	)%(d)
Ratios to Average Net Assets:
Gross expenses(e)	2.06%	2.19%		2.17%
Net expenses(e)	1.97%	1.98%		2.17%
Net investment income (loss)(e)	2.40%	(0.72)%		(1.27)%
Supplemental Data:
Net assets, end of period (000’s)	$7,488	$16,796		$4,150
Portfolio turnover rate(f)	1,508%	1,290%		2,830	%(d)

(a)	Commencement of operations
(b)	Per share net investment income (loss) has been calculated using the daily average shares method.
(c)	The amount shown for a share outstanding throughout the period does not accord with the change in aggregate gains and losses in the portfolio of securities during the period because of the timing of sales and purchases of fund shares in relation to fluctuating market values during the period.
(d)	Not annualized for periods less than one year.
(e)	Annualized for periods less than one year.
(f)	Portfolio turnover rate is calculated without regard to instruments (including options, swap agreements and futures contracts) having a maturity of less than one year.

See accompanying notes to the financial statements.

187

ProFund VP Utilities

The ProFund VP Utilities seeks daily investment results, before fees and expenses, that correspond to the daily performance of the Dow Jones U.S. Utilities Sector Index. For the year ended December 31, 2003, the Fund had a total return of 21.37%1, compared to a return of 19.62%2 of the Index.3

The Fund applies a mathematical approach to investing. In doing so it takes positions in securities and/or financial instruments that, in combination, should have similar daily return characteristics as the Index. The Dow Jones U.S. Utilities Sector Index measures the performance of the utilities economic sector of the U.S. equity market. Component companies include electric utilities, gas utilities and water utilities.

The Dow Jones U.S. Utilities Sector Index (and the Fund) responded well during the latter part of the year following the official end of the war in Iraq as uncertainties regarding the region dissipated. There was a general increase in demand for power as a result of higher demand for industrial production. The sector also began to recover from scandals surrounding companies within the sector during the previous year. Of the ten highest weighted constituents of the Index at the beginning of the year, the top performer in terms of stock price return was Exelon Corp. (+25.75%) and the worst was Consolidated Edison (+0.44%)

Value of a $10,000 Investment*

* The line graph represents historical performance of a hypothetical investment of $10,000 in the ProFund VP Utilities from January 22, 2001 to December 31, 2003 assuming the reinvestment of distributions.

Average Annual Total Return as of 12/31/031

	1 Year	Since Inception (1/22/01)

ProFund VP Utilities	21.37%	(8.92)%

Dow Jones U.S. Utilities Index	19.62%	(9.88)%

S&P 500 Index	26.38%	(6.22)%

1 Past performance does not guarantee future results. Total return calculations assume the reinvestment of distributions and do not reflect the effect of taxes. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and net asset value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. During the period, certain fees were reduced. If such fee reductions had not occurred, the quoted performance would be lower. Performance numbers are net of all Fund expenses but do not include any insurance, sales, or administrative charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower.

2 The Dow Jones U.S. Utilities Index is a price return index and does not reflect the reinvestment of dividends, the impact of transaction costs, nor the deduction of expenses associated with a mutual fund such as investment management and accounting fees. It is not possible to invest directly in an index. The Fund’s performance does reflect the reinvestment of dividends, the impact of transaction costs and the deduction of fees and expenses.

3 1.00 equals perfect correlation.

4 The S&P 500 Index is an unmanaged index that consists of the common stocks of 500 major U.S. corporations selected for their size and the frequency and ease with which their stocks trade.

The above information is not covered by the Report of Independent Auditors.

188

PROFUNDS VP ProFund VP Utilities	Schedule of Portfolio Investments December 31, 2003

Common Stocks (100.5%)

	Shares	Value
AES Corp.*	39,072	$368,840
AGL Resources, Inc.	3,848	111,977
Allegheny Energy, Inc.*	8,288	105,755
Alliant Energy Corp.	7,400	184,260
Ameren Corp.	10,656	490,176
American Electric Power, Inc.	26,048	794,724
Aquilla, Inc.*	13,024	44,151
Atmos Energy Corp.	3,256	79,121
Avista Corp.	2,960	53,635
Black Hills Corp.	2,072	61,808
Calpine Corp.*	27,232	130,986
CenterPoint Energy, Inc.	17,760	172,094
Cinergy Corp.	10,952	425,047
CLECO Corp.	3,256	58,543
CMS Energy Corp.*	10,656	90,789
Consolidated Edison, Inc.	14,800	636,548
Constellation Energy Group, Inc.	10,952	428,880
Dominion Resources, Inc.	21,312	1,360,345
DPL, Inc.	6,216	129,790
DTE Energy Co.	11,248	443,171
Duke Energy Corp.	59,792	1,222,746
Duquesne Light Holdings, Inc.	5,032	92,287
Dynegy, Inc.—Class A*	18,352	78,547
Edison International*	21,608	473,863
El Paso Electric Co.*	3,256	43,468
Energen Corp.	2,072	85,014
Energy East Corp.	9,768	218,803
Entergy Corp.	15,096	862,434
Equitable Resources, Inc.	4,144	177,860
Exelon Corp.	21,608	1,433,907
FirstEnergy Corp.	21,904	771,021
FPL Group, Inc.	11,248	735,844
Great Plains Energy, Inc.	4,440	141,281
Hawaiian Electric Industries, Inc.	2,368	112,172
IDACORP, Inc.	2,664	79,707
KeySpan Corp.	10,360	381,248
MDU Resources Group, Inc.	6,808	162,098
National Fuel Gas Co.	5,032	122,982
New Jersey Resources Corp.	1,776	68,394
NICOR, Inc.	2,960	100,758
NiSource, Inc.	17,464	383,160
Northeast Utilities System	8,288	167,169
Northwest Natural Gas Co.	1,776	54,612
NSTAR	3,552	172,272
NUI Corp.	1,184	19,086
OGE Energy Corp.	5,624	136,045
ONEOK, Inc.	5,328	117,642
Peoples Energy Corp.	2,368	99,551

Common Stocks, continued

	Shares	Value
Pepco Holdings, Inc.	11,248	$219,786
PG&E Corp.*	25,752	715,133
Philadelphia Suburban Corp.	6,216	137,374
Piedmont Natural Gas Company, Inc.	2,072	90,049
Pinnacle West Capital Corp.	5,920	236,918
PNM Resources, Inc.	2,664	74,858
PPL Corp.	11,840	518,000
Progress Energy, Inc.	16,280	736,833
Public Service Enterprise Group, Inc.	15,392	674,170
Puget Energy, Inc.	6,216	147,754
Questar Corp.	5,624	197,684
Reliant Resources, Inc.*	18,352	135,071
SCANA Corp.	6,512	223,036
Sempra Energy	13,024	391,502
Sierra Pacific Resources*	7,696	56,489
Southern Co.	48,248	1,459,502
Southern Union Co.*	3,552	65,357
TECO Energy, Inc.	12,432	179,145
Texas Genco Holdings, Inc.	888	28,860
TXU Corp.	21,312	505,521
UGI Corp.	2,960	100,344
Unisource Energy Corp.	2,072	51,096
Vectren Corp.	5,032	124,039
Westar Energy, Inc.	4,736	95,904
WGL Holdings, Inc.	3,256	90,484
Wisconsin Energy Corp.	7,696	257,431
WPS Resources Corp.	2,368	109,473
Xcel Energy, Inc.	26,344	447,321

TOTAL COMMON STOCKS (Cost $18,591,469)		22,753,745

U.S. Government Agency Obligations (0.3%)

	Principal Amount
Federal National Mortgage Association, 0.50%, 01/02/04	$76,000	75,999

TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS (Cost $75,999)		75,999

TOTAL INVESTMENT SECURITIES (Cost $18,667,468)—100.8%		22,829,744
Net other assets (liabilities)—(0.8)%		(177,240)

NET ASSETS—100.0%		$22,652,504

*	Non-income producing security

See accompanying notes to the financial statements.

189

PROFUNDS VP

ProFund VP Utilities

Statement of Assets and Liabilities

December 31, 2003
Assets:
Investment securities, at value (cost $18,667,468)	$22,829,744
Cash	781
Dividends and interest receivable	26,485
Prepaid expenses	148

Total Assets	22,857,158

Liabilities:
Payable for capital shares redeemed	167,566
Advisory fees payable	13,346
Management services fees payable	2,669
Administration fees payable	687
Administrative services fees payable	7,593
Distribution fees payable	3,799
Other accrued expenses	8,994

Total Liabilities	204,654

Net Assets	$22,652,504

Net Assets consist of:
Capital	$27,099,869
Accumulated net investment income (loss)	385,128
Accumulated net realized gains (losses) on investments	(8,994,769)
Net unrealized appreciation (depreciation) on investments	4,162,276

Net Assets	$22,652,504

Shares of Beneficial Interest Outstanding	1,012,127

Net Asset Value (offering and redemption price per share)	$22.38

Statement of Operations

For the year ended December 31, 2003
Investment Income:
Dividends	$768,778
Interest	372

Total Investment Income	769,150

Expenses:
Advisory fees	145,645
Management services fees	29,129
Administration fees	9,290
Transfer agency and administrative service fees	112,432
Distribution fees	48,548
Custody fees	20,958
Fund accounting fees	16,451
Other fees	17,252

Total Gross Expenses before reductions	399,705
Less Expenses reduced by the Advisor	(15,683)

Total Net Expenses	384,022

Net Investment Income (Loss)	385,128

Realized and Unrealized Gains (Losses) on Investments:
Net realized gains (losses) on investment securities	412,890
Change in net unrealized appreciation/depreciation on investments	2,293,378

Net Realized and Unrealized Gains (Losses) on Investments	2,706,268

Change in Net Assets Resulting from Operations	$3,091,396

See accompanying notes to the financial statements.

190

PROFUNDS VP

ProFund VP Utilities

Statements of Changes in Net Assets

	For the year ended December 31, 2003	For the year ended December 31, 2002

From Investment Activities:
Operations:
Net investment income (loss)	$385,128	$429,358
Net realized gains (losses) on investments	412,890	(6,362,421)
Change in net unrealized appreciation/depreciation on investments	2,293,378	1,307,557

Change in net assets resulting from operations	3,091,396	(4,625,506)

Distributions to Shareholders From:
Net investment income	(429,358)	—

Change in net assets resulting from distributions	(429,358)	—

Capital Transactions:
Proceeds from shares issued	206,037,746	224,791,256
Dividends reinvested	429,358	—
Cost of shares redeemed	(212,502,733)	(207,560,080)

Change in net assets resulting from capital transactions	(6,035,629)	17,231,176

Change in net assets	(3,373,591)	12,605,670
Net Assets:
Beginning of period	26,026,095	13,420,425

End of period	$22,652,504	$26,026,095

Accumulated net investment income (loss)	$385,128	$429,358

Share Transactions:
Issued	10,185,139	10,351,013
Reinvested	19,314	—
Redeemed	(10,578,387)	(9,508,462)

Change in shares	(373,934)	842,551

See accompanying notes to the financial statements.

191

PROFUNDS VP

ProFund VP Utilities

Financial Highlights

Selected data for a share of beneficial interest outstanding throughout the periods indicated.

	For the year ended December 31, 2003	For the year ended December 31, 2002	For the period January 22, 2001(a) through December 31, 2001
Net Asset Value, Beginning of Period	$18.78	$24.69	$30.00

Investment Activities:
Net investment income (loss)	0.40 (b)	0.51 (b)	0.39	(b)
Net realized and unrealized gains (losses) on investments	3.61	(6.42)	(5.70)

Total income (loss) from investment activities	4.01	(5.91)	(5.31)

Distribution to Shareholders From:
Net investment income	(0.41)	—	—

Net Asset Value, End of Period	$22.38	$18.78	$24.69

Total Return	21.37%	(23.94)%	(17.70	)%(c)
Ratios to Average Net Assets:
Gross expenses(d)	2.06%	2.17%	2.05%
Net expenses(d)	1.98%	1.98%	2.05%
Net investment income (loss)(d)	1.98%	2.31%	1.44%
Supplemental Data:
Net assets, end of period (000’s)	$22,653	$26,026	$13,420
Portfolio turnover rate(e)	1,134%	1,461%	1,008	%(c)

(a)	Commencement of operations
(b)	Per share net investment income (loss) has been calculated using the daily average shares method.
(c)	Not annualized for periods less than one year.
(d)	Annualized for periods less than one year.
(e)	Portfolio turnover rate is calculated without regard to instruments (including options, swap agreements and futures contracts) having a maturity of less than one year.

See accompanying notes to the financial statements.

192

ProFund VP U.S. Government Plus

The ProFund VP U.S. Government Plus seeks daily investment results, before fees and expenses, that correspond to one and one-quarter times the daily price movement of the most recently issued 30-year U.S. Treasury Bond (“Long Bond”). For the year ended December 31, 2003, the Fund had a total return of -2.55%1, compared to a price return of -4.34%2 for the most recently issued 30-year U.S. Treasury Bond3. For the year, the Fund achieved an average daily statistical correlation of over 0.99 to 125% of the daily price movement of the Long Bond.4

The Fund applies a mathematical approach to investing. In doing so it takes positions in debt instruments and/or financial instruments that, in combination, should have similar daily return characteristics as one and one-quarter times the daily price movement of the Long Bond. The Long Bond is the longest term outstanding 30-year bond issued by the U.S. Treasury. As of 12/31/03, the last (most recent) Long Bond to be issued carried a maturity date of 2/15/2031 and a 5.375% coupon.

The yield on the long bond increased from 4.78% as of 12/31/02 to 5.07% as of 12/31/03. This resulted in a price decline in the Long Bond that almost fully offset the yield component of the return, leaving the total return of the Long Bond just slightly in positive territory. The price of the Long Bond increased for most of the first half of the year, as the Federal reserve suggested they would buy bonds to keep yields low, in their effort to re-heat the economy and reduce any risks of deflation. This rally was interrupted by a very sharp decline over the mid-June to mid-August period when market participants were disappointed with a smaller than expected cut in the Fed Funds rate at the June Fed meeting, and a subsequent spate of strong economic reports that continued throughout the summer.

Value of a $10,000 Investment*

* The line graph represents historical performance of a hypothetical investment of $10,000 in the ProFund VP U.S. Government Plus from May 1, 2002 to December 31, 2003 assuming the reinvestment of distributions.

Average Annual Total Return as of 12/31/031

	1 Year	Since Inception (5/1/02)

ProFund VP U.S. Government Plus	(2.55)%	8.13%

30-year U.S. Treasury Bond	(4.34)%	4.32%

Lehman Brothers U.S. Treasury: Long-Term Index	2.20%	9.40%

1 Past performance does not guarantee future results. Total return calculations assume the reinvestment of distributions and do not reflect the effect of taxes. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and net asset value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. During the period, certain fees were reduced. If such fee reductions had not occurred, the quoted performance would be lower. Performance numbers are net of all Fund expenses but do not include any insurance, sales, or administrative charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower.

2 The price return of the most recently issued 30-year bond does not reflect a yield component nor does it reflect the reinvestment of interest income, the impact of transaction and financing costs, nor the deduction of expenses associated with a mutual fund such as investment management and accounting fees. The Fund’s performance does reflect a yield component, the impact of transaction and financing costs, and the deduction of fees and expenses.

3 Over this same period the total return of the Long Bond was 0.77% as measured by the Ryan Labs 30-Year Treasury Index and the return of the Lehman Brothers U.S. Treasury Long-Term Index was 2.20%.

4 1.00 equals perfect correlation.

5 The Lehman Brothers U.S. Treasury: Long-Term Index is an unmanaged index that consists of public obligations of the U.S. Treasury that have remaining maturities of ten years or more and at least $150 million par amount outstanding.

The above information is not covered by the Report of Independent Auditors.

193

PROFUNDS VP ProFund VP U.S. Government Plus	Schedule of Portfolio Investments December 31, 2003

U.S. Government Agency Obligations (33.3%)

	Principal Amount	Value
Federal Home Loan Bank, 0.50%, 01/02/04	$6,136,000	$6,135,915
Federal National Mortgage Association, 0.50%, 01/02/04	6,136,000	6,135,915

TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS (Cost $12,271,830)		12,271,830

U.S. Treasury Obligations (34.4%)
U.S. Treasury Bills, 0.50%, 01/02/04	6,136,000	6,135,915
U.S. Treasury Bonds, 5.375%, 02/15/31	6,220,000	6,496,804

TOTAL U.S. TREASURY OBLIGATIONS (Cost $12,320,971)		12,632,719

Repurchase Agreements (33.4%)
State Street Bank, 0.70%, 01/02/04, dated 12/31/03, with maturity value of $6,133,239 (Fully collateralized by a Federal Home Loan Mortgage Security)	6,133,000	6,133,000
UBS Bank, 0.70%, 01/02/04, dated 12/31/03, with maturity value of $6,136,239 (Fully collateralized by a Federal National Mortgage Association Security)	6,136,000	6,136,000

TOTAL REPURCHASE AGREEMENTS (Cost $12,269,000)		12,269,000

TOTAL INVESTMENT SECURITIES (Cost $36,861,801)—101.1%		37,173,549
Net other assets (liabilities)—(1.1)%		(397,135)

NET ASSETS—100.0%		$36,776,414

Futures Purchased

	Contracts	Unrealized Appreciation (Depreciation)
30-Year U.S. Treasury Bond Futures Contract expiring March 2004 (Underlying face amount at value $218,881)	2	$(2,253)
Swap Agreements

	Units	Unrealized Appreciation (Depreciation)
Total Return Swap Agreement based on the 30-Year U.S. Treasury Bond expiring 02/28/04 (Underlying notional amount at value $39,051,853)	37,388,000	$(131,805)

See accompanying notes to the financial statements.

194

PROFUNDS VP

ProFund VP U.S. Government Plus

Statement of Assets and Liabilities

December 31, 2003
Assets:
Investment securities, at value (cost $24,592,801)	$24,904,549
Repurchase agreements, at cost	12,269,000

Total Investments	37,173,549
Cash	600
Segregated cash balances with brokers for futures contracts	5,034
Interest receivable	126,519
Receivable for capital shares issued	19
Variation margin on futures contracts	256
Prepaid expenses	765

Total Assets	37,306,742

Liabilities:
Dividends payable	153
Payable for capital shares redeemed	326,994
Unrealized depreciation on swap agreements	131,805
Advisory fees payable	17,063
Management services fees payable	5,119
Administration fees payable	1,614
Administrative services fees payable	17,918
Distribution fees payable	8,968
Other accrued expenses	20,694

Total Liabilities	530,328

Net Assets	$36,776,414

Net Assets consist of:
Capital	$40,969,234
Accumulated net realized gains (losses) on investments	(4,370,510)
Net unrealized appreciation (depreciation) on investments	177,690

Net Assets	$36,776,414

Shares of Beneficial Interest Outstanding	1,283,291

Net Asset Value (offering and redemption price per share)	$28.66

Statement of Operations

For the year ended December 31, 2003
Investment Income:
Interest	$1,027,723

Expenses:
Advisory fees	269,935
Management services fees	80,981
Administration fees	26,048
Transfer agency and administrative service fees	312,539
Distribution fees	134,663
Custody fees	32,940
Fund accounting fees	46,701
Other fees	35,352

Total Gross Expenses before reductions	939,159
Less Expenses reduced by the Advisor	(8,089)

Total Net Expenses	931,070

Net Investment Income (Loss)	96,653

Realized and Unrealized Gains (Losses) on Investments:
Net realized gains (losses) on investment securities	(241,188)
Net realized gains (losses) on futures contracts	(256,834)
Net realized gains (losses) on swap agreements	(3,821,284)
Change in net unrealized appreciation/depreciation on investments	(324,317)

Net Realized and Unrealized Gains (Losses) on Investments	(4,643,623)

Change in Net Assets Resulting from Operations	$(4,546,970)

See accompanying notes to the financial statements.

195

PROFUNDS VP

ProFund VP U.S. Government Plus

Statements of Changes in Net Assets

	For the year ended December 31, 2003	For the period May 1, 2002(a) through December 31, 2002
From Investment Activities:
Operations:
Net investment income (loss)	$96,653	$214,947
Net realized gains (losses) on investments	(4,319,306)	5,212,931
Change in net unrealized appreciation/depreciation on investments	(324,317)	502,007

Change in net assets resulting from operations	(4,546,970)	5,929,885

Distributions to Shareholders From:
Net investment income	(91,727)	(1,531,855)
Net realized gains on investments	(3,967,449)	—
Return of capital	(2,138,536)	—

Change in net assets resulting from distributions	(6,197,712)	(1,531,855)

Capital Transactions:
Proceeds from shares issued	404,039,693	422,970,722
Dividends reinvested	6,187,569	1,530,541
Cost of shares redeemed	(487,634,510)	(303,970,949)

Change in net assets resulting from capital transactions	(77,407,248)	120,530,314

Change in net assets	(88,151,930)	124,928,344
Net Assets:
Beginning of period	124,928,344	—

End of period	$36,776,414	$124,928,344

Accumulated net investment income (loss)	$—	$(4,927)

Share Transactions:
Issued	12,192,198	12,910,778
Reinvested	205,259	45,993
Redeemed	(14,776,028)	(9,294,909)

Change in shares	(2,378,571)	3,661,862

(a)	Commencement of operations

See accompanying notes to the financial statements.

196

PROFUNDS VP

ProFund VP U.S. Government Plus

Financial Highlights

Selected data for a share of beneficial interest outstanding throughout the periods indicated.

	For the year ended December 31, 2003	For the period May 1, 2002(a) through December 31, 2002
Net Asset Value, Beginning of Period	$34.12	$30.00

Investment Activities:
Net investment income (loss)	0.06 (b)	0.12	(b)
Net realized and unrealized gains (losses) on investments	(0.90)	4.89

Total income (loss) from investment activities	(0.84)	5.01

Distributions to Shareholders From:
Net investment income	(0.06)	(0.89)
Net realized gains on investments	(3.23)	—
Return of capital	(1.33)	—

Total distributions	(4.62)	(0.89)

Net Asset Value, End of Period	$28.66	$34.12

Total Return	(2.55)%	16.90	%(c)
Ratios to Average Net Assets:
Gross expenses(d)	1.74%	1.71%
Net expenses(d)	1.73%	1.71%
Net investment income (loss)(d)	0.18%	0.56%
Supplemental Data:
Net assets, end of period (000’s)	$36,776	$124,928
Portfolio turnover rate(e)	526%	269	%(c)

(a)	Commencement of operations
(b)	Per share net investment income (loss) has been calculated using the daily average shares method.
(c)	Not annualized for periods less than one year.
(d)	Annualized for periods less than one year.
(e)	Portfolio turnover rate is calculated without regard to instruments (including options, swap agreements and futures contracts) having a maturity of less than one year.

See accompanying notes to the financial statements.

197

ProFund VP Rising Rates Opportunity

The ProFund VP Rising Rates Opportunity seeks daily investment results, before fees and expenses, that correspond to one and one-quarter times the inverse of the daily price movement of the most recently issued 30-year U.S. Treasury Bond (“Long Bond”). For the year ended December 31, 2003, the Fund had a total return of -4.11%1, compared to a price return of -4.34%2 for the most recently issued 30-year U.S. Treasury Bond3. For the year, the Fund achieved an average daily statistical correlation of over 0.99 to 125% the inverse of the daily price movement of the Long Bond.4

The Fund applies a mathematical approach to investing. In doing so it takes positions in debt instruments and/or financial instruments that, in combination, should have similar daily return characteristics as one and one-quarter times the inverse of the daily price movement of the Long Bond. The Long Bond is the longest term outstanding bond issued by the U.S. Treasury. As of 12/31/03, the last (most recent) Long Bond to be issued had a maturity date of 2/15/2031 and a 5.375% coupon.

The yield on the long bond increased from 4.78% as of 12/31/02 to 5.07% as of 12/31/03. This resulted in a price decline in the Long Bond that almost fully offset the yield component of the return, leaving the total return of the Long Bond just slightly in positive territory. The price of the Long Bond increased for most of the first half of the year, as the Federal Reserve suggested they would buy bonds to keep yields low, in their effort to re-heat the economy and reduce any risks of deflation. This rally was interrupted by a very sharp decline over the mid-June to mid-August period when market participants were disappointed with a smaller than expected cut in the Fed Funds rate at the June Fed meeting, and a subsequent spate of strong economic reports that continued throughout the summer. Low short-term interest rates combined with a proportionally large spread between short and long-term rates negatively impacted Fund performance.

Value of a $10,000 Investment*

* The line graph represents historical performance of a hypothetical investment of $10,000 in the ProFund VP Rising Rates Opportunity from May 1, 2002 to December 31, 2003 assuming the reinvestment of distributions.

Average Annual Total Return as of 12/31/031

	1 Year	Since Inception (5/1/02)

ProFund VP Rising Rates Opportunity	(4.11)%	(14.01)%

30-year U.S. Treasury Bond	(4.34)%	4.32%

Lehman Brothers U.S. Treasury: Long-Term Index	2.20%	9.40%

1 Past performance does not guarantee future results. Total return calculations assume the reinvestment of distributions and do not reflect the effect of taxes. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and net asset value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. During the period, certain fees were reduced. If such fee reductions had not occurred, the quoted performance would be lower. Performance numbers are net of all Fund expenses but do not include any insurance, sales, or administrative charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower.

2 The price return of the most recently issued 30-year bond does not reflect a yield component nor does it reflect the reinvestment of interest income, the impact of transaction and financing costs, nor the deduction of expenses associated with a mutual fund such as investment management and accounting fees. The Fund’s performance does reflect a yield component, the impact of transaction and financing costs, and the deduction of fees and expenses. Since the ProFund VP Rising Rates Opportunity is an inverse fund, the yield of the Long Bond is effectively paid out, rather than received.

3 Over this same period the total return of the Long Bond was 0.77% as measured by the Ryan Labs 30-Year Treasury Index and the return of the Lehman Brothers U.S. Treasury Long-Term Index was 2.20%.

4 1.00 equals perfect correlation.

5 The Lehman Brothers U.S. Treasury: Long-Term Index is an unmanaged index that consists of public obligations of the U.S. Treasury that have remaining maturities of ten years or more and at least $150 million par amount outstanding.

The above information is not covered by the Report of Independent Auditors.

198

PROFUNDS VP ProFund VP Rising Rates Opportunity	Schedule of Portfolio Investments December 31, 2003

U.S. Government Agency Obligations (41.0%)

	Principal Amount	Value
Federal Home Loan Bank, 0.50%, 01/02/04	$15,208,000	$15,207,788
Federal National Mortgage Association, 0.50%, 01/02/04	15,208,000	15,207,788

TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS (Cost $30,415,576)		30,415,576

U.S. Treasury Obligations (20.5%)
U.S. Treasury Bills, 0.50%, 01/02/04	15,208,000	15,207,789

TOTAL U.S. TREASURY OBLIGATIONS (Cost $15,207,789)		15,207,789

Repurchase Agreements (40.9%)
State Street Bank, 0.70%, 01/02/04, dated 12/31/03, with maturity value of $15,208,296 (Fully collateralized by a Federal Home Loan Mortgage Security)	15,208,000	15,208,000
UBS Bank, 0.70%, 01/02/04, dated 12/31/03, with maturity value of $15,208,296 (Fully collateralized by a Federal National Mortgage Association Security)	15,208,000	15,208,000

TOTAL REPURCHASE AGREEMENTS (Cost $30,416,000)		30,416,000

Options Purchased (NM)

	Contracts
30-year U.S. Treasury Bond Call Option expiring June 2004 @ $135	150	1,751
TOTAL OPTIONS PURCHASED (Cost $3,019)		1,751

TOTAL INVESTMENT SECURITIES (Cost $76,042,384)—102.4%		76,041,116
Net other assets (liabilities)—(2.4)%		(1,769,609)

NET ASSETS—100.0%		$74,271,507

Futures Contracts Sold

	Contracts	Unrealized Appreciation (Depreciation)
30-year U.S. Treasury Bond Futures Contract expiring March 2004 (Underlying face amount at value $1,860,488)	17	$(2,252)

Swap Agreements

	Units	Unrealized Appreciation (Depreciation)
Total Return Swap Agreement based on the 30-year U.S. Treasury Bond expiring 02/28/04 (Underlying notional amount at value $93,602,426)	(87,568,000)	$363,848

NM	Not meaningful, amount is less than 0.05%.

See accompanying notes to the financial statements.

199

PROFUNDS VP

ProFund VP Rising Rates Opportunity

Statement of Assets and Liabilities

December 31, 2003
Assets:
Investment securities, at value (cost $45,626,384)	$45,625,116
Repurchase agreements, at cost	30,416,000

Total Investments	76,041,116
Cash	756
Segregated cash balances with brokers for futures contracts	48,836
Interest receivable	591
Receivable for capital shares issued	241,528
Unrealized appreciation on swap agreements	363,848
Prepaid expenses	187

Total Assets	76,696,862

Liabilities:
Payable for capital shares redeemed	2,271,959
Variation margin on futures contracts	2,175
Advisory fees payable	49,042
Management services fees payable	9,808
Administration fees payable	2,953
Administrative services fees payable	36,235
Distribution fees payable	25,040
Other accrued expenses	28,143

Total Liabilities	2,425,355

Net Assets	$74,271,507

Net Assets consist of:
Capital	$78,333,938
Accumulated net realized gains (losses) on investments	(4,422,759)
Net unrealized appreciation (depreciation) on investments	360,328

Net Assets	$74,271,507

Shares of Beneficial Interest Outstanding	3,184,309

Net Asset Value (offering and redemption price per share)	$23.32

Statement of Operations

For the year ended December 31, 2003
Investment Income:
Interest	$385,131

Expenses:
Advisory fees	298,038
Management services fees	59,608
Administration fees	18,591
Transfer agency and administrative service fees	208,191
Distribution fees	99,310
Custody fees	22,941
Fund accounting fees	29,275
Other fees	24,082

Total Gross Expenses before reductions	760,036
Less Expenses reduced by the Advisor	(411)

Total Net Expenses	759,625

Net Investment Income (Loss)	(374,494)

Realized and Unrealized Gains (Losses) on Investments:
Net realized gains (losses) on investment securities	7,779
Net realized gains (losses) on futures contracts	(457,219)
Net realized gains (losses) on swap agreements	(1,664,836)
Change in net unrealized appreciation/depreciation on investments	365,062

Net Realized and Unrealized Gains (Losses) on Investments	(1,749,214)

Change in Net Assets Resulting from Operations	$(2,123,708)

See accompanying notes to the financial statements.

200

PROFUNDS VP

ProFund VP Rising Rates Opportunity

Statements of Changes in Net Assets

	For the year ended December 31, 2003	For the period May 1, 2002(a) through December 31, 2002
From Investment Activities:
Operations:
Net investment income (loss)	$(374,494)	$(26,296)
Net realized gains (losses) on investments	(2,114,276)	(2,726,147)
Change in net unrealized appreciation/depreciation on investments	365,062	(4,734)

Change in net assets resulting from operations	(2,123,708)	(2,757,177)

Capital Transactions:
Proceeds from shares issued	371,420,617	146,601,639
Cost of shares redeemed	(302,193,310)	(136,676,554)

Change in net assets resulting from capital transactions	69,227,307	9,925,085

Change in net assets	67,103,599	7,167,908
Net Assets:
Beginning of period	7,167,908	—

End of period	$74,271,507	$7,167,908

Accumulated net investment income (loss)	$—	$1,818

Share Transactions:
Issued	15,507,756	5,543,393
Redeemed	(12,618,173)	(5,248,667)

Change in shares	2,889,583	294,726

(a)	Commencement of operations

See accompanying notes to the financial statements.

201

PROFUNDS VP

ProFund VP Rising Rates Opportunity

Financial Highlights

Selected data for a share of beneficial interest outstanding throughout the periods indicated.

	For the year ended December 31, 2003		For the period May 1, 2002(a) through December 31, 2002
Net Asset Value, Beginning of Period	$24.32		$30.00

Investment Activities:
Net investment income (loss)	(0.23	)(b)	(0.09	)(b)
Net realized and unrealized gains (losses) on investments	(0.77)		(5.59)

Total income (loss) from investment activities	(1.00)		(5.68)

Net Asset Value, End of Period	$23.32		$24.32

Total Return	(4.11)%		(18.93	)%(c)
Ratios to Average Net Assets:
Gross expenses(d)	1.91%		2.13%
Net expenses(d)	1.91%		1.98%
Net investment income (loss)(d)	(0.94)%		(0.49)%
Supplemental Data:
Net assets, end of period (000’s)	$74,272		$7,168
Portfolio turnover rate(e)	—		—

(a)	Commencement of operations
(b)	Per share net investment income (loss) has been calculated using the daily average shares method.
(c)	Not annualized for periods less than one year.
(d)	Annualized for periods less than one year.
(e)	Portfolio turnover rate is calculated without regard to instruments (including options, swap agreements and futures contracts) having a maturity of less than one year.

See accompanying notes to the financial statements.

202

PROFUNDS VP

Notes to Financial Statements

December 31, 2003

1.	Organization

ProFunds (the “Trust”) is registered as an open-end investment company under the Investment Company Act of 1940 (the “1940 Act”). The Trust was organized as a Delaware business trust (now referred to as a Delaware statutory trust) on April 17, 1997, and has authorized capital of unlimited shares of beneficial interest of no par value which may be issued in more than one class or series. ProFund Advisors LLC (the “Advisor”) serves as the investment advisor for each of the ProFunds. BISYS Fund Services Limited Partnership (“BISYS”), a wholly owned subsidiary of The BISYS Group, Inc., acts as the Trust’s administrator (the “Administrator”). These accompanying financial statements relate to the following portfolios of the Trust: ProFund VP Bull, ProFund VP OTC, ProFund VP Mid-Cap Value, ProFund VP Mid-Cap Growth, ProFund VP Small-Cap Value, ProFund VP Small-Cap Growth, ProFund VP Asia 30, ProFund VP Europe 30, ProFund VP Japan, ProFund VP UltraBull, ProFund VP UltraMid-Cap, ProFund VP UltraSmall-Cap, ProFund VP UltraOTC, ProFund VP Bear, ProFund VP Short OTC, ProFund VP Banks, ProFund VP Basic Materials, ProFund VP Biotechnology, ProFund VP Consumer Cyclical, ProFund VP Consumer Non-Cyclical, ProFund VP Energy, ProFund VP Financial, ProFund VP Healthcare, ProFund VP Industrial, ProFund VP Internet, ProFund VP Pharmaceuticals, ProFund VP Precious Metals, ProFund VP Real Estate, ProFund VP Semiconductor, ProFund VP Technology, ProFund VP Telecommunications, ProFund VP Utilities, ProFund VP U.S. Government Plus and ProFund VP Rising Rates Opportunity (collectively, the “ProFunds VP” and individually, a “ProFund VP”). Each ProFund VP is a “non-diversified” series of the Trust pursuant to the 1940 Act.

2.	Significant Accounting Policies

The following is a summary of significant accounting policies followed by each ProFund VP in preparation of its financial statements. These policies are in conformity with accounting principles generally accepted in the United States of America. The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. The actual results could differ from those estimates.

Security Valuation

The securities in the portfolio of a ProFund VP, except as otherwise noted, that are listed or traded on a stock exchange or the NASDAQ National Market System (“NASDAQ/NMS”), are valued at the closing price, if available, on the exchange or market where the security is principally traded. Prices are provided by a third party pricing service. With respect to securities traded on the NASDAQ/NMS, such closing price shall be the Nasdaq Official Closing Price (“NOCP”). If there have been no sales for that day on the exchange or system where the security is principally traded, then the value may be determined with reference to the last sale price, or the NOCP, if applicable, on any other exchange or system. If there have been no sales for that day on any exchange or system, a security may be valued at the mean between the closing bid and asked quotes on the exchange or system where the security is principally traded, or at the NOCP, if applicable, or at some other price that the Advisor deems appropriate. Securities regularly traded in the over-the-counter (“OTC”) markets (other than the NASDAQ/NMS) are valued on the basis of the mean between the bid and asked quotes based upon quotes furnished by primary market makers for those instruments. Short-term debt securities maturing in sixty days or less are generally valued at amortized cost, which approximates market value.

For the ProFunds VP, futures contracts and options on securities, indices and futures contracts are generally valued at their last sale price prior to the time at which the net asset value per share of a class of shares of a ProFund VP is determined. If there was no sale on that day, exchange-traded options will be valued at the last bid quote, options traded in the OTC market will be valued at the average of the last bid quotes as obtained from two or more dealers (unless there is only one dealer, in which case that dealer’s quote is used), and futures contracts will be valued at their last sale price prior to that time at which the ProFund VP determines its net asset value unless there was no sale on that day, in which case the value of a futures contract purchased by a ProFund VP will be valued at the last bid quote (if purchased by a ProFund VP) or the last asked quote (if sold by a ProFund VP). Valuation of certain derivatives is performed using procedures approved by the Trust’s Board of Trustees.

When the Advisor determines that the price of a security is not readily available, it may in good faith, establish a fair value for that security in accordance with procedures established by and under the general supervision and responsibility of the Trust’s Board of Trustees.

Repurchase Agreements

Under a repurchase agreement, a ProFund VP purchases a debt security and simultaneously agrees to sell the security back to the seller at a mutually agreed-upon future price and date, normally one day or a few days later. The resale price is greater than the purchase price, reflecting an agreed-upon market interest rate during the purchaser’s holding period. While the maturities of the underlying securities in repurchase transactions may be more than one year, the term of each repurchase agreement will always be less than one year. A ProFund VP will enter into repurchase agreements only with large, well-capitalized and well-established financial institutions. The creditworthiness of each of the firms which is a party to a repurchase agreement with any of the ProFunds VP.

203

PROFUNDS VP

Notes to Financial Statements (continued)

December 31, 2003

The ProFunds VP require that the securities received as collateral in a repurchase agreement transaction be transferred to the custodian in a manner sufficient to enable the ProFund VP to obtain those securities in the event of a counterparty default. The seller, under the repurchase agreement, is required to maintain the value of the securities held at not less than the repurchase price, including accrued interest. In the event of a default or bankruptcy by a selling financial institution, a ProFund VP will seek to liquidate such collateral which could involve certain costs or delays and, to the extent that proceeds from any sale upon a default of the obligation to repurchase were less than the repurchase price, the ProFund VP could suffer a loss.

Short Sales

The ProFunds VP may engage in short sales. When a ProFund VP engages in a short sale, the ProFund VP records a liability for securities sold short and records an asset equal to the proceeds received. The amount of the liability is subsequently marked to market to reflect the market value of the securities sold short. The ProFund VP may also incur dividend expense if a security that has been sold short declares a dividend. The ProFund VP maintains a segregated account of securities as collateral for outstanding short sales. The ProFund VP is exposed to market risk based on the amount, if any, that the market value of the securities sold short exceeds the proceeds received.

Short sales involve elements of market risk and exposure to loss in excess of the amounts reflected on the Statement of Assets and Liabilities. This risk is potentially unlimited, as a ProFund VP that sells a security short without hedging will be exposed to any market value increase in the security sold short.

Futures Contracts

The ProFunds VP may purchase or sell stock index futures contracts and options thereon as a substitute for a comparable market position in the underlying securities or to satisfy regulatory requirements. A futures contract generally obligates the seller to deliver (and the purchaser to take delivery of) the specified commodity on the expiration date of the contract. A stock index futures contract obligates the seller to deliver (and the purchaser to take) an amount of cash equal to a specific dollar amount multiplied by the difference between the final settlement price of a specific stock index futures contract and the price at which the agreement is made. No physical delivery of the underlying stocks in the index is made. Futures contracts may also be closed by entering into an offsetting transaction offset prior to settlement. Upon entering into a contract, the ProFund VP is required to deposit and maintain as collateral such initial margin as required by the exchange on which the transaction is effected. A portion of the initial margin is reflected on the Statement of Assets and Liabilities as segregated cash balances with brokers for futures contracts and is restricted as to its use. Pursuant to the contract, the ProFund VP agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the ProFund VP as unrealized gains or losses. The ProFund VP will realize a gain or loss upon closing of a futures transaction.

Futures contracts involve, to varying degrees, elements of market risk and exposure to loss in excess of the amount reflected in the Statement of Assets and Liabilities. The face or contract amounts reflect the extent of the total exposure each ProFund VP has in the particular classes of instruments. The primary risks associated with the use of futures contracts are imperfect correlation between movements in the price of the futures and the market value of the underlying securities and the possibility of an illiquid market for a futures contract.

Index Options and Options on Futures Contracts

The ProFunds VP may purchase and write options on stock indexes to create investment exposure consistent with their investment objectives, hedge or limit the exposure of their positions and create synthetic money market positions. A stock index fluctuates with changes in the market values of the stocks included in the index. Options on stock indexes give the holder the right to receive an amount of cash upon exercise of the option. Receipt of this cash amount will depend upon the closing level of the stock index upon which the option is based being greater than (in the case of a call) or less than (in the case of a put) the exercise price of the option. The amount of cash received, if any, will be the difference between the closing price of the index and the exercise price of the option multiplied by a specified dollar multiple. All settlements of index options transactions are in cash. Put and call options purchased are accounted for in the same manner as portfolio securities. For options on futures contracts, the cost of securities acquired through the exercise of call options is increased by the premiums paid. The proceeds from securities sold through the exercise of put options are decreased by the premiums paid. Options are valued daily and unrealized appreciation or depreciation is recorded. The ProFund VP will realize a gain or loss upon the expiration or closing of the option transaction.

Index options and options on futures contracts are subject to substantial risks. The primary risks include the risk of imperfect correlation between the option price and the value of the underlying securities composing the stock index selected and the possibility of an illiquid market for the options or the inability of counterparties to perform.

204

PROFUNDS VP

Notes to Financial Statements (continued)

December 31, 2003

Foreign Currency Transactions

The accounting records of the ProFunds VP are maintained in U.S. dollars. Financial instruments and other assets and liabilities of a ProFund VP denominated in a foreign currency are translated into U.S. dollars at current exchange rates. Purchases and sales of financial instruments, income receipts and expense payments are translated into U.S. dollars at the exchange rate on the date of the transaction. The ProFunds VP do not isolate that portion of the results of operations resulting from changes in foreign exchange rates from those resulting from changes in market values of financial instruments. Such fluctuations are included with the net realized and unrealized gains or losses from investments. Realized foreign exchange gains or losses arise from transactions in financial instruments and foreign currencies, currency exchange fluctuations between the trade and settlement date of such transactions, and the difference between the amount of assets and liabilities recorded and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, including financial instruments, resulting from changes in currency exchange rates.

Swap Agreements

The ProFunds VP may enter into total return swap agreements for purposes of pursuing their investment objectives or as a substitute for investing directly in securities, or to manage exposure to a market or security. Swap agreements are two-party contracts for periods ranging from a day to more than one year. In a standard “swap” transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. The amount to be exchanged or “swapped” between the parties is calculated with respect to a “notional amount,” e.g., the return on or increase in value of a particular dollar amount invested in a “basket” of securities. Most swap agreements entered into by the ProFunds VP calculate the obligations of the parties to the agreement on a “net basis”. Consequently, a ProFund VP’s current obligations (or rights) under a swap agreement will generally be equal only to the net amount to be paid or received under the contract based on the relative values of such obligations (or rights) (the “net amount”). A ProFund VP’s current obligations under a swap agreement are accrued daily (offset against any amounts owing to the ProFund VP) and any accrued but unpaid net amounts owed to a swap counterparty are covered by segregated assets.

In a “long” swap agreement, the counterparty will generally agree to pay the ProFund VP the amount, if any, by which the notional amount of the swap agreement would have increased in value had it been invested in the particular instruments, plus the dividends or interest that would have been received on those instruments. The ProFund VP will agree to pay to the counterparty a floating rate of interest on the notional amount of the swap agreement plus the amount, if any, by which the notional amount would have decreased in value had it been invested in such instruments plus, in certain instances, commissions or trading spreads on the notional amount. Therefore, the return to the ProFund VP on a long swap agreement should be the gain or loss on the notional amount plus dividends or interest on the instruments less the interest paid by the ProFund VP on the notional amount. Payments may be made at the conclusion of a swap agreement or periodically during its term. Swap agreements do not involve the delivery of securities or other underlying instruments. The net amount of the excess, if any, of a ProFund VP’s obligations over its entitlements with respect to each equity swap is accrued on a daily basis and an amount of cash or liquid assets, having an aggregate net asset value at least equal to such accrued excess is maintained in a segregated account by a ProFund VP’s custodian. Until a swap agreement is settled in cash, the gain or loss on the notional amount plus dividends on the stocks less the interest paid by the ProFund VP on the notional amount is recorded as “unrealized gains or losses on swap agreements” and when cash is exchanged, the gain or loss realized is recorded as “realized gains or losses on swap agreements”. Swap agreements are collateralized by the securities and cash of each particular ProFund VP.

The ProFunds VP may enter into swap agreements that provide the opposite return of their benchmark index or security (“short” the index or security). Their operations is similar to that of the swaps disclosed above except that the counterparty pays interest to the ProFund on the notional amount outstanding and that dividends or interest on the underlying instruments of the index reduce the value of the swap plus, in certain instances, the ProFund VP will agree to pay to the counterparty commissions or trading spreads on the notional amount. These amounts are netted with any unrealized appreciation or depreciation to determine the value of the swap.

Swap agreements involve, to varying degrees, elements of market risk and exposure to loss in excess of the amount reflected in the Statement of Assets and Liabilities. The notional amounts reflect the extent of the total investment exposure each ProFund VP has in under the swap agreement. The primary risks associated with the use of swap agreements are imperfect correlation between movements in the notional amount and the price of the underlying instruments and the inability of counterparties to perform. A ProFund VP bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty.

Securities Transactions and Related Income

Securities transactions are accounted for on the date the security is purchased or sold (trade date). Interest income is recognized on the accrual basis and includes, where applicable, the amortization of premium or discount. Dividend income is recorded on the ex-dividend date. Gains or losses realized on sales of securities are determined by comparing the identified cost of the security lot sold with the net sales proceeds.

205

PROFUNDS VP

Notes to Financial Statements (continued)

December 31, 2003

Expenses

Expenses directly attributable to a ProFund VP are charged to the ProFund VP, while expenses which are attributable to more than one ProFund are allocated among the respective ProFunds based upon relative net assets or another appropriate basis.

Distributions to Shareholders

Each of the ProFunds VP (except ProFund VP Real Estate and ProFund VP U.S. Government Plus) intends to declare and distribute net investment income at least annually. ProFund VP Real Estate declares and pays dividends from net investment income quarterly. ProFund VP U.S. Government Plus declare dividends from net investment income daily and pays dividends on a monthly basis. Net realized capital gains, if any, will be distributed annually.

The amount of distributions from net investment income and net realized gains are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles. These “book/tax” differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences do not require a reclassification.

Federal Income Taxes

Each of the ProFunds VP intends to qualify each year as a regulated investment company (a “RIC”) under Subchapter M of the Internal Revenue Code of 1986, as amended. A RIC generally is not subject to federal income tax on income and gains distributed in a timely manner to its shareholders. The ProFunds VP intend to make timely distributions in order to avoid tax liability.

3.	Fees and Transactions with Affiliates and other Service Providers

The ProFunds VP have entered into an Investment Advisory Agreement with the Advisor. Under this agreement, the ProFunds VP (except the ProFund VP U.S. Government Plus) each pay the Advisor a fee at an annualized rate, based on the average daily net assets of each respective ProFund VP of 0.75%. The ProFund VP U.S. Government Plus pays the Advisor a fee at an annualized rate, based on the average daily net assets, of 0.50%.

For its services as Administrator, the Trust paid BISYS an annual fee based on the following schedule of average net assets: 0.05% of average net assets from $0 to $2 billion, 0.04% on the next $3 billion of average net assets, 0.03% on the next $5 billion of average net assets, and 0.02% of average net assets over $10 billion. BISYS Fund Services, Inc., also an affiliate of BISYS, acts as transfer agent and fund accounting agent for the ProFunds VP for which it receives additional fees.

ProFund Advisors LLC, pursuant to a separate Management Services Agreement, performs certain client support services and other administrative services on behalf of the ProFunds VP. For these services, each ProFund VP pays the Advisor a fee at the annual rate of 0.15% of its average daily net assets.

Under a distribution plan adopted by the Board of Trustees, each ProFund VP may pay financial intermediaries an annual fee of up to 0.25% of its average daily net assets as reimbursement or compensation for providing or procuring a variety of services relating to the promotion, sale and servicing of shares of the ProFund VP.

The Trust, on behalf of the ProFunds VP, has entered into an administrative services agreement with insurance companies pursuant to which the insurance companies will provide administrative services with respect to the ProFunds VP. For these services, the Trust may pay the insurance companies administrative services fees.

Certain Officers and a Trustee of the Trust are affiliated with the Advisor or the Administrator. Such Officers and Trustee receive no compensation from the ProFunds VP for serving in their respective roles. Each of the two Non-Interested Trustee were compensated $10,500 ($21,000 total) in meeting and retainer fees during the year ended December 31, 2003.

The Advisor has contractually agreed to waive advisory and management services fees, and if necessary, reimburse certain other expenses of each ProFund VP for the year ending December 31, 2003 in order to limit the annual operating expenses to an annualized rate of 1.98% of the average daily net assets of each ProFund VP (except ProFund VP UltraBull, ProFund VP UltraOTC and ProFund VP U.S. Government Plus). ProFund VP UltraBull’s operating expenses are limited to an annualized rate of 1.85% of its average daily net assets. ProFund VP UltraOTC’s operating expenses are limited to an annualized rate of 1.95% of its average daily net assets. ProFund VP U.S. Government Plus’s operating expenses are limited to an annualized rate of 1.73% of its average daily net assets.

206

PROFUNDS VP

Notes to Financial Statements (continued)

December 31, 2003

The Advisor may recoup the advisory and management services fees waived or limited and other expenses reimbursed by it within three years from the fiscal year in which they were taken. Such repayments shall be made monthly, but only to the extent that such repayments would not cause annualized operating expenses of the ProFund VP to exceed any expense limitation in place at that time. The Advisor voluntarily waived additional fees during the year ended December 31, 2003. As of December 31, 2003, the reimbursement that may potentially be made by the ProFunds VP are as follows:

	Expires 2005	Expires 2006
ProFund VP OTC	$27,011	$—
ProFund VP Mid-Cap Value	22,991	22,653
ProFund VP Mid-Cap Growth	16,477	12,408
ProFund VP Small-Cap Value	35,305	39,355
ProFund VP Small-Cap Growth	20,779	11,298
ProFund VP Asia 30	2,486	—
ProFund VP Europe 30	21,392	—
ProFund VP Japan	2,285	—
ProFund VP UltraBull	78,953	86,758
ProFund VP UltraMid-Cap	25,730	23,577
ProFund VP UltraSmall-Cap	71,489	13,141
ProFund VP UltraOTC	57,524	15,761
ProFund VP Bear	39,311	—
ProFund VP Short OTC	—	2,551
ProFund VP Banks	9,952	17,661
ProFund VP Basic Materials	6,747	5,479
ProFund VP Biotechnology	35,143	14,716
ProFund VP Consumer Cyclical	10,219	14,852
ProFund VP Consumer Non-Cyclical	8,221	13,147
ProFund VP Energy	34,061	16,395
ProFund VP Financial	37,969	14,901
ProFund VP Healthcare	35,804	12,012
ProFund VP Industrial	5,769	9,619
ProFund VP Internet	3,895	5,882
ProFund VP Pharmaceuticals	5,743	5,650
ProFund VP Precious Metals	—	742
ProFund VP Real Estate	52,569	10,737
ProFund VP Semiconductor	10,634	9,588
ProFund VP Technology	34,449	—
ProFund VP Telecommunications	14,827	6,096
ProFund VP Utilities	36,094	15,202
ProFund VP U.S. Government Plus	—	5,184
ProFund VP Rising Rates Opportunity	7,932	—

207

PROFUNDS VP

Notes to Financial Statements (continued)

December 31, 2003

4.	Securities Transactions

The cost of security purchases and the proceeds from the sale of securities (excluding securities maturing less than one year from acquisition) during the year ended December 31, 2003 were as follows:

	Purchases	Sales
ProFund VP Bull	$404,580,086	$352,013,028
ProFund VP OTC	590,711,523	557,295,013
ProFund VP Mid-Cap Value	309,792,895	279,313,861
ProFund VP Mid-Cap Growth	247,041,356	223,370,383
ProFund VP Small-Cap Value	519,197,850	412,970,506
ProFund VP Small-Cap Growth	646,360,808	522,640,239
ProFund VP Asia 30	203,200,339	180,657,014
ProFund VP Europe 30	322,865,821	235,133,751
ProFund VP UltraBull	376,319,442	363,163,155
ProFund VP UltraMid-Cap	182,138,879	171,328,083
ProFund VP UltraSmall-Cap	218,948,709	180,835,413
ProFund VP UltraOTC	424,923,400	397,663,651
ProFund VP Banks	82,588,340	83,180,973
ProFund VP Basic Materials	162,016,871	118,800,446
ProFund VP Biotechnology	173,569,997	181,906,176
ProFund VP Consumer Cyclical	86,046,368	86,809,869
ProFund VP Consumer Non-Cyclical	67,318,413	70,166,169
ProFund VP Energy	168,869,127	153,638,826
ProFund VP Financial	113,465,581	108,740,233
ProFund VP Healthcare	178,682,983	169,361,615
ProFund VP Industrial	72,217,227	62,768,439
ProFund VP Internet	141,964,164	164,850,922
ProFund VP Pharmaceuticals	139,607,445	132,450,297
ProFund VP Real Estate	267,692,245	254,050,537
ProFund VP Semiconductor	170,177,169	163,231,343
ProFund VP Technology	148,802,988	137,389,833
ProFund VP Telecommunications	93,449,829	103,324,757
ProFund VP Utilities	210,812,108	216,771,448
ProFund VP U.S. Government Plus	57,760,113	60,986,298

5.	Concentration Risk

Each Sector ProFund VP may maintain exposure to issuers conducting business in a specific market sector. These ProFunds VP are subject to the risk that those issuers (or that market sector or industry) will perform poorly, and the ProFunds VP will be negatively impacted by that poor performance. Each of ProFund VP Asia 30, ProFund VP Short OTC, ProFund VP U.S. Government Plus and ProFund VP Rising Rates Opportunity may concentrate its investments in a particular industry or group of industries to approximately the same extent as its benchmark index or security is so concentrated.

208

PROFUNDS VP

Notes to Financial Statements (continued)

December 31, 2003

6.	Federal Income Tax Information

As of the latest tax year end of December 31, 2003, the following ProFunds VP had net capital loss carryforwards to offset future net capital gains, if any, to the extent provided by the Treasury regulations. To the extent that these carryovers are used to offset future capital gains, it is probable that the gains so offset will not be distributed to shareholders:

Expires 2011
ProFund VP Bear	$24,085,413
ProFund VP Short OTC	15,295,243
ProFund VP Healthcare	1,381,236
ProFund VP Pharmaceuticals	707,889
ProFund VP U.S. Government Plus	1,671,792
ProFund VP Rising Rates Opportunity	1,935,661

As of the latest tax year end of December 31, 2003, the following ProFunds VP had additional net capital loss carryforwards, subject to certain limitations on availability, to offset future net capital gains, if any, as the successor of a merger. To the extent that these carryovers are used to offset future capital gains, it is probable that the gains so offset will not be distributed to shareholders:

	Expires 2008	Expires 2009	Expires 2010	Expires 2011	Total
ProFund VP Bull	$—	$173,736	$1,707,847	$2,570,146	$4,451,729
ProFund VP OTC	—	3,644,776	15,941,603	1,424,903	21,011,282
ProFund VP Mid-Cap Value	—	—	204,315	2,003,823	2,208,138
ProFund VP Small-Cap Value	—	—	109,696	855,796	965,492
ProFund VP Asia 30	—	—	27,986	341,394	369,380
ProFund VP Europe 30	7,828,365	10,516,081	5,807,241	3,450,241	27,601,928
ProFund VP Japan	—	—	620,589	92,208	712,797
ProFund VP UltraBull	—	8,540,781	4,956,130	1,935,011	15,431,922
ProFund VP UltraMid-Cap	—	—	2,140,603	309,480	2,450,083
ProFund VP UltraSmall-Cap	7,664,872	1,543,341	1,543,341	567,511	11,319,065
ProFund VP UltraOTC	10,256,665	2,051,333	2,051,333	2,051,333	16,410,664
ProFund VP Bear	—	1,611,372	—	4,317,522	5,928,894
ProFund VP Short OTC	—	—	2,768,700	4,652,572	7,421,272
ProFund VP Banks	—	—	1,338,047	558,959	1,897,006
ProFund VP Basic Materials	—	—	878,920	125,560	1,004,480
ProFund VP Biotechnology	—	—	9,456,349	1,350,907	10,807,256
ProFund VP Consumer Cyclical	—	—	1,163,216	40,662	1,203,878
ProFund VP Consumer Non-Cyclical	—	—	1,055,432	150,776	1,206,208
ProFund VP Energy	—	1,407,170	2,141,711	506,983	4,055,864
ProFund VP Financial	—	58,139	3,181,447	900,139	4,139,725
ProFund VP Healthcare	—	892,521	4,292,207	680,216	5,864,944
ProFund VP Industrial	—	—	270,507	44,059	314,566
ProFund VP Pharmaceuticals	—	—	—	781,716	781,716
ProFund VP Precious Metals	—	—	5,473,596	794,536	6,268,132
ProFund VP Real Estate	—	1,884,982	2,428,236	616,174	4,929,392
ProFund VP Semiconductor	—	—	1,540,466	220,307	1,760,773
ProFund VP Technology	—	1,358,736	2,609,011	186,109	4,153,856
ProFund VP Telecommunications	—	2,176,462	494,206	381,524	3,052,192
ProFund VP Utilities	—	2,100,378	3,019,373	731,393	5,851,144
ProFund VP U.S. Government Plus	—	—	—	2,657,079	2,657,079
ProFund VP Rising Rates Opportunity	—	—	2,463,746	26,871	2,490,617

209

PROFUNDS VP

Notes to Financial Statements (continued)

December 31, 2003

The tax characteristics of dividends paid to shareholders during the fiscal year ended December 31, 2003, were as follows:

	Distributions paid from

	Ordinary Income	Tax Return of Capital	Total Distributions Paid
ProFund VP Mid-Cap Growth	$122,706	$—	$122,706
ProFund VP Asia 30	17,570	—	17,570
ProFund VP Europe 30	130,122	—	130,122
ProFund VP Short OTC	266,897	—	266,897
ProFund VP Banks	85,845	—	85,845
ProFund VP Basic Materials	40,448	—	40,448
ProFund VP Consumer Non-Cyclical	19,148	—	19,148
ProFund VP Financial	28,561	—	28,561
ProFund VP Internet	153,596	—	153,596
ProFund VP Pharmaceuticals	550,262	—	550,262
ProFund VP Real Estate	460,558	—	460,558
ProFund VP Utilities	429,358	—	429,358
ProFund VP U.S. Government Plus	4,059,176	2,138,536	6,197,712

The tax characteristics of dividends paid to shareholders during the fiscal year ended December 31, 2002, were as follows:

	Distributions paid from

	Ordinary Income	Tax Return of Capital	Total Distributions Paid
ProFund VP Bear	$163,471	$—	$163,471
ProFund VP Biotechnology	225,790	—	225,790
ProFund VP Real Estate	1,644,743	275,790	1,920,533
ProFund VP U.S. Government Plus	1,531,855	—	1,531,855

210

PROFUNDS VP

Notes to Financial Statements (continued)

December 31, 2003

As of December 31, 2003, the components of accumulated earnings (deficit) on a tax basis were as follows:

	Undistributed Ordinary Income	Undistributed Long Term Capital Gains	Distributions Payable	Accumulated Capital and Other Losses	Unrealized Appreciation (Depreciation)	Total Accumulated Earnings (Deficit)
ProFund VP Bull	$4,136,929	$542,309	$—	$(4,451,729)	$10,081,705	$10,309,214
ProFund VP OTC	2,022,500	2,138,655	—	(21,011,282)	13,012,735	(3,837,392)
ProFund VP Mid-Cap Value	3,222,250	283,369	—	(2,208,138)	2,302,394	3,599,875
ProFund VP Mid-Cap Growth	1,390,157	—	—	—	4,012,693	5,402,850
ProFund VP Small-Cap Value	3,596,299	246,887	—	(965,492)	4,985,467	7,863,161
ProFund VP Small-Cap Growth	7,226,561	227,144	—	—	4,743,376	12,197,081
ProFund VP Asia 30	1,145,749	21,679	—	(369,380)	5,335,289	6,133,337
ProFund VP Europe 30	849,432	452,123	—	(27,601,928)	14,926,219	(11,374,154)
ProFund VP Japan	1,202,303	583,291	—	(712,797)	(2)	1,072,795
ProFund VP UltraBull	6,190,346	5,272,414	—	(15,431,922)	(224,286)	(4,193,448)
ProFund VP UltraMid-Cap	7,724,896	316,616	—	(2,450,083)	2,384,565	7,975,994
ProFund VP UltraSmall-Cap	23,048,622	6,701,259	—	(11,319,065)	2,784,166	21,214,982
ProFund VP UltraOTC	5,484,389	14,838,535	—	(16,410,664)	(40,574,334)	(36,662,074)
ProFund VP Bear	—	—	—	(30,014,307)	(639,993)	(30,654,300)
ProFund VP Short OTC	—	—	—	(22,716,515)	(320,035)	(23,036,550)
ProFund VP Banks	72,674	—	—	(1,897,006)	121,493	(1,702,839)
ProFund VP Basic Materials	669,255	67,271	—	(1,004,480)	3,443,824	3,175,870
ProFund VP Biotechnology	705,529	2,330,630	—	(10,807,256)	15,990	(7,755,107)
ProFund VP Consumer Cyclical	—	—	—	(1,203,878)	259,291	(944,587)
ProFund VP Consumer Non-Cyclical	200,388	188,984	—	(1,206,208)	208,970	(607,866)
ProFund VP Energy	23,892	15,248	—	(4,055,864)	(2,499,946)	(6,516,670)
ProFund VP Financial	80,498	—	—	(4,139,725)	1,575,725	(2,483,502)
ProFund VP Healthcare	—	—	—	(7,246,180)	987,125	(6,259,055)
ProFund VP Industrial	635,419	—	—	(314,566)	397,368	718,221
ProFund VP Internet	7,402,798	—	—	—	4,350,105	11,752,903
ProFund VP Pharmaceuticals	—	—	—	(1,489,605)	(651,482)	(2,141,087)
ProFund VP Precious Metals	19,257,116	—	—	(6,268,132)	(898,495)	12,090,489
ProFund VP Real Estate	605,964	—	—	(4,929,392)	4,025,914	(297,514)
ProFund VP Semiconductor	1,025,359	65,114	—	(1,760,773)	1,682,513	1,012,213
ProFund VP Technology	139,045	199,486	—	(4,153,856)	(1,750,706)	(5,566,031)
ProFund VP Telecommunications	755,367	—	—	(3,052,192)	(475,919)	(2,772,744)
ProFund VP Utilities	464,231	732,144	—	(5,851,144)	207,404	(4,447,365)
ProFund VP U.S. Government Plus	—	—	—	(4,328,872)	136,052	(4,192,820)
ProFund VP Rising Rates Opportunity	—	—	—	(4,426,278)	363,847	(4,062,431)

211

PROFUNDS VP

Notes to Financial Statements (continued)

December 31, 2003

As of December 31, 2003, the cost of securities for federal income tax purposes, the aggregate gross unrealized appreciation for all securities for which there was an excess of value over tax cost and the aggregate gross unrealized depreciation for all securities for which there was an excess of tax cost over value were as follows:

	Tax Cost	Tax Unrealized Appreciation	Tax Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
ProFund VP Bull	$203,228,905	$10,240,618	$(158,913)	$10,081,705
ProFund VP OTC	140,303,677	13,274,972	(262,237)	13,012,735
ProFund VP Mid-Cap Value	48,352,607	2,400,668	(98,274)	2,302,394
ProFund VP Mid-Cap Growth	42,545,857	4,171,639	(158,946)	4,012,693
ProFund VP Small-Cap Value	142,210,388	5,634,756	(649,289)	4,985,467
ProFund VP Small-Cap Growth	148,795,194	5,449,156	(705,780)	4,743,376
ProFund VP Asia 30	43,829,503	5,676,595	(341,306)	5,335,289
ProFund VP Europe 30	127,622,384	14,972,963	(46,744)	14,926,219
ProFund VP Japan	23,483,809	—	(2)	(2)
ProFund VP UltraBull	62,686,005	—	(676,040)	(676,040)
ProFund VP UltraMid-Cap	37,872,950	1,896,597	(21,141)	1,875,456
ProFund VP UltraSmall-Cap	91,147,973	2,671,197	(209,058)	2,462,139
ProFund VP UltraOTC	153,225,284	—	(42,445,958)	(42,445,958)
ProFund VP Bear	52,167,190	—	—	—
ProFund VP Short OTC	25,816,967	—	—	—
ProFund VP Banks	5,652,224	121,963	(470)	121,493
ProFund VP Basic Materials	47,517,216	3,472,738	(28,915)	3,443,823
ProFund VP Biotechnology	12,818,129	22,565	(6,515)	16,050
ProFund VP Consumer Cyclical	3,541,115	261,483	(2,192)	259,291
ProFund VP Consumer Non-Cyclical	2,231,730	210,509	(1,539)	208,970
ProFund VP Energy	40,572,924	—	(2,499,679)	(2,499,679)
ProFund VP Financial	19,563,861	1,580,590	(4,865)	1,575,725
ProFund VP Healthcare	24,351,883	1,006,238	(19,113)	987,125
ProFund VP Industrial	11,444,913	400,945	(3,577)	397,368
ProFund VP Internet	10,426,404	4,351,665	(1,560)	4,350,105
ProFund VP Pharmaceuticals	9,768,045	—	(650,514)	(650,514)
ProFund VP Precious Metals	73,756,385	—	—	—
ProFund VP Real Estate	35,571,738	4,050,100	(24,186)	4,025,914
ProFund VP Semiconductor	13,580,013	1,698,323	(15,683)	1,682,640
ProFund VP Technology	32,680,555	—	(1,750,706)	(1,750,706)
ProFund VP Telecommunications	6,318,252	—	(475,843)	(475,843)
ProFund VP Utilities	22,622,340	210,576	(3,172)	207,404
ProFund VP U.S. Government Plus	36,905,692	274,540	(6,683)	267,857
ProFund VP Rising Rates Opportunity	76,041,118	—	(1)	(1)

212

Report of Independent Auditors

To the Board of Trustees and Shareholders of ProFunds

In our opinion, the accompanying statements of assets and liabilities, including the schedules of portfolio investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of ProFund VP Bull, ProFund VP OTC, ProFund VP Mid-Cap Value, ProFund VP Mid-Cap Growth, ProFund VP Small-Cap Value, ProFund VP Small-Cap Growth, ProFund VP Asia 30, ProFund VP Europe 30, ProFund VP Japan, ProFund VP UltraBull, ProFund VP UltraMid-Cap, ProFund VP UltraSmall-Cap, ProFund VP UltraOTC, ProFund VP Bear, ProFund VP Short OTC, ProFund VP Banks, ProFund VP Basic Materials, ProFund VP Biotechnology, ProFund VP Consumer Cyclical, ProFund VP Consumer Non-Cyclical, ProFund VP Energy, ProFund VP Financial, ProFund VP Healthcare, ProFund VP Industrial, ProFund VP Internet, ProFund VP Pharmaceuticals, ProFund VP Precious Metals, ProFund VP Real Estate, ProFund VP Semiconductor, ProFund VP Technology, ProFund VP Telecommunications, ProFund VP Utilities, ProFund VP U.S. Government Plus and ProFund VP Rising Rates Opportunity (separate Funds of ProFunds, hereafter referred to as the “Funds”) at December 31, 2003, the results of each of their operations for the year then ended, the changes in their net assets and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2003 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

February 17, 2004

Columbus, Ohio

213

Trustees and Officers of ProFunds

Name, Address and Birth Date	Position(s) Held with the Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Non-Interested Trustees
Russell S. Reynolds, III c/o ProFunds 7501 Wisconsin Avenue, Suite 1000 Bethesda, MD 20814 Birth Date: 7/21/57	Trustee	Indefinite: 10/97 to present	Directorship Search Group, Inc. (Executive Recruitment): Managing Director [March 1993 to present]	77	Directorship Search Group, Inc.

Michael C. Wachs c/o ProFunds 7501 Wisconsin Avenue, Suite 1000 Bethesda, MD 20814 Birth Date: 10/21/61	Trustee	Indefinite: 10/97 to present	AMC Delancey Group, Inc. (Real Estate Development): Vice President [January 2001 to present]; Delancey Investment Group, Inc. (Real Estate Development): Vice President [May 1996 to December 2000]	77	AMC Delancey Group, Inc.
Interested Trustee
Michael L. Sapir* 7501 Wisconsin Avenue, Suite 1000 Bethesda, MD 20814 Birth Date: 5/19/58	Trustee	Indefinite: 4/97 to present	Chairman and Chief Executive Officer of the Advisor [May 1997 to present]	77	None

*	Mr. Sapir may be deemed to be an “interested person,” as defined by the 1940 Act, because of his employment with the Advisor.

Name, Address and Birth Date	Position(s) Held with the Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years
Executive Officers
Michael L. Sapir 7501 Wisconsin Avenue, Suite 1000 Bethesda, MD 20814 Birth Date: 5/19/58	Chairman	Indefinite: 4/97 to present	Chairman and Chief Executive Officer of the Advisor [May 1997 to present]

Louis M. Mayberg 7501 Wisconsin Avenue, Suite 1000 Bethesda, MD 20814 Birth Date: 8/9/62	President	Indefinite: 2/03 to present	President of the Advisor [May 1997 to present]

Marc R. Bryant 7501 Wisconsin Avenue, Suite 1000 Bethesda, MD 20814 Birth Date: 2/8/66	Secretary	Indefinite: 2/03 to present	Vice President and Chief Legal Counsel of the Advisor [July 2001 to present]; GE Investment Management Inc; Vice President and Associate General Counsel [April 1998 to June 2001]; Kirkpatrick & Lockhart LLP; Attorney [Prior to April 1998]

214

Trustees and Officers of ProFunds (continued)

Name, Address and Birth Date	Position(s) Held with the Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years

Troy A. Sheets 3435 Stelzer Road Columbus, OH 43219 Birth Date: 5/29/71	Treasurer	Indefinite: 6/02 to present	BISYS Fund Services: Vice President of Financial Services [April 2002 to present]; KPMG LLP: Senior Manager [August 1993 to March 2002]

John Danko 3435 Stelzer Road Columbus, OH 43219 Birth Date: 4/17/67	Vice President	Indefinite: 8/99 to present	BISYS Fund Services: Director of Client Services [February 1997 to present]

The Fund’s Statement of Additional Information includes additional information about the Fund’s Trustees and Officers. To receive your free copy of the Statement of Additional Information, call toll-free 1-888-776-3637.

215

ProFundsTM

This report is submitted for the general information of the shareholders of the ProFunds. It is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

INNOVATIONS IN INDEXING®

“Standard & Poor’s®,” “S&P®,” “S&P 500®,” “Standard & Poor’s 500,” “500”, and “S&P MidCap 400,” “Standard & Poor’s MidCap 400,” “S&P SmallCap 600,” “Standard & Poor’s SmallCap 600,” “S&P MidCap 400/Barra Growth Index,” “S&P MidCap 400/BarraValue Index,” “S&P SmallCap 600/Barra Growth Index,” and “S&P SmallCap 600/Barra Value Index” are trademarks of The McGraw-Hill Companies, Inc. and Barra, Inc. and have been licensed for use by ProFunds. “Dow Jones,” “Dow Jones Industrial AverageTM,” and the name of each Dow Jones sector index are trademarks of Dow Jones & Company, Inc. and have been licensed for use for certain purposes by ProFunds. “Russell 2000® Index” is a trademark of the Frank Russell Company. “NASDAQ-100® Index” is a trademark of the NASDAQ Stock Market, Inc. “The Nikkei 225 Stock Average” is a trademark of Nihon Keizal Shimbun, Inc. “Philadelphia Stock Exchange®”’ “PHLX®”, “PHLX Gold/Silver SectorSM” and “XAUSM” are trademarks or service marks of the Philadelphia Stock Exchange, Inc. ProFunds are not sponsored, endorsed, sold or promoted by these organizations and the organizations make no representations regarding the advisability of investing in ProFunds.

12/03

CLASSIC PROFUNDS VP

Bull

Small-Cap

OTC

Mid-Cap Value

Mid-Cap Growth

Small-Cap Value

Small-Cap Growth

Asia 30

Europe 30

ULTRA PROFUNDS VP

UltraBull

UltraMid-Cap

UltraSmall-Cap

UltraOTC

INVERSE PROFUNDS VP

Bear

Short Small-Cap

Short OTC

SECTOR PROFUNDS VP

Basic Materials

Biotechnology

Energy

Financial

Healthcare

Precious Metals

Real Estate

Semiconductor

Technology

Telecommunications

Utilities

BOND BENCHMARKED PROFUNDS VP

U.S. Government Plus

Rising Rates Opportunity

MONEY MARKET PROFUND VP

>	Annual Report

December 31, 2003

>  Table of Contents

i	MESSAGE FROM THE CHAIRMAN
ii	MANAGEMENT DISCUSSION OF FUND PERFORMANCE

SCHEDULES OF PORTFOLIO INVESTMENTS AND FINANCIAL STATEMENTS

1	ProFund VP Bull

10	ProFund VP Small-Cap

22	ProFund VP OTC

28	ProFund VP Mid-Cap Value

35	ProFund VP Mid-Cap Growth

42	ProFund VP Small-Cap Value

50	ProFund VP Small-Cap Growth

57	ProFund VP Asia 30

62	ProFund VP Europe 30

67	ProFund VP UltraBull

77	ProFund VP UltraMid-Cap

86	ProFund VP UltraSmall-Cap

98	ProFund VP UltraOTC

104	ProFund VP Bear

109	ProFund VP Short Small-Cap

114	ProFund VP Short OTC

119	ProFund VP Basic Materials

124	ProFund VP Biotechnology

129	ProFund VP Energy

134	ProFund VP Financial

139	ProFund VP Healthcare

144	ProFund VP Precious Metals

149	ProFund VP Real Estate

154	ProFund VP Semiconductor

159	ProFund VP Technology

164	ProFund VP Telecommunications

169	ProFund VP Utilities

174	ProFund VP U.S. Government Plus

179	ProFund VP Rising Rates Opportunity

184	ProFund VP Money Market

189	NOTES TO FINANCIAL STATEMENTS

199	REPORT OF INDEPENDENT AUDITORS

200	TRUSTEES AND OFFICERS OF PROFUNDS

Message from the Chairman

2003: Year of Contrasts, Recovery and Growth

Dear Shareholders:

I am pleased to present the Annual Report to Shareholders of ProFunds VP for the 12 months ended December 31, 2003.

The year was marked by contrasts. On one hand, geopolitical tensions epitomized by the second Gulf War as well as a perception of high unemployment lent an air of uncertainty to the U.S. economy. On the other hand, during the second half of the year we witnessed a resurgence of economic growth.

Many believe the expansion in the economy was spurred by historically low short-term interest rates and stimulative tax and spending polices. Others suggest the turnaround was just the business cycle curving up after several years of a downward trend.

In either case, virtually no one denied that the force of the economic recovery was powerful.

Along with economic growth—or at least, in anticipation of it—came significantly higher stock prices as the year progressed. For the year, the S&P 500 and the NASDAQ-100 rose 26.38% and 49.12%, respectively. As markets rose, mutual fund investors shifted from a defensive posture to one of greater interest in equity funds.

ProFunds, saw significant growth during 2003. We began the year as a $3.0 billion mutual fund complex and ended it with $5.4 billion in assets under management—an increase of 79%.

Michael L. Sapir—Chairman

That growth can be attributed to a variety of factors —not least among them the flexibility ProFunds afford investors to respond to changing market and economic conditions.

In the pages that follow, you’ll find a detailed discussion of ProFunds’ performance for 2003. We urge you to read this material closely.

We deeply appreciate and are honored by the confidence you have expressed in ProFunds. Be assured that we do not take your trust for granted.

Sincerely,

Michael L. Sapir

Chairman

The above information is not a part of the Annual Report.

i

PROFUNDS VP

Management Discussion of Fund Performance

Investment Strategies and Techniques:

ProFund Advisors uses a mathematical approach in seeking to achieve the investment objective of each ProFund VP1. Using this approach, ProFund Advisors (PFA) determines the type, quantity and mix of investment positions that a ProFund VP should hold to approximate the performance of its benchmark.2

ProFund Advisors does not invest the assets of the ProFunds VP in securities or financial instruments based on its view of the investment merit of a particular security, instrument, or company, nor does it conduct conventional stock research or analysis, or forecast stock market movement or trends. Each ProFund VP seeks to remain fully invested at all times in securities or financial instruments that provide exposure to its benchmark without regard to market conditions, trends or direction.

The ProFunds VP do not seek to provide correlation with their benchmarks over a period of time other than daily because mathematical compounding prevents the ProFunds VP from achieving such results.

Factors that materially affected the performance of each ProFunds VP during 20033:

The major factors that influenced the performance of the ProFunds VP included the cumulative effect of the daily performance of each ProFund VP’s benchmark, the amount of leverage, if any, employed by a ProFund VP, and whether the ProFund VP is designed to have direct or inverse correlation to an index or security. Other factors that affected the performance of the ProFunds VP include, but are not limited to, dividends, fees, expenses, transaction costs, and interest rates.

•	Benchmark Performance: The performance of the index or security underlying each ProFund VP’s benchmark is the principal driving factor of performance. An index is a statistical composite that tracks a specified financial market or sector. Unlike the ProFunds VP, indices do not actually hold a portfolio of securities and/or financial instruments, and therefore do not incur fees, expenses, and transaction costs incurred by the ProFunds VP. Fees, expenses, and transaction costs negatively impact the performance of the ProFunds VP. Please refer to the fund specific pages that follow for a discussion of factors materially affecting the index or security underlying each ProFund VP’s benchmark, as well as for each ProFund VP’s performance. Performance for each ProFund VP will differ from the underlying index performance.
•	Leverage and Correlation: Each of the ProFunds VP is benchmarked to a positive or negative multiple of an index’s or a security’s daily return. The performance of ProFunds VP that have a daily investment objective that is greater than 100% of the daily performance of an index or security (U.S. Government Plus, UltraBull, UltraMid-Cap, UltraSmall-Cap and UltraOTC) was impacted proportionally more by the daily performance of the index or security and by the factors affecting that index or security. ProFunds VP that are designed to have an inverse (negative) daily correlation to the index or security (Rising Rates Opportunity, Bear, Short Small-Cap and Short OTC) were inversely affected by the daily performance of the underlying index or security and the factors affecting that index or security on a daily basis. ProFund VP Rising Rates Opportunity is also leveraged. The inverse effect discussed above is amplified.

General Factors Effecting Benchmark and Fund Performance:

In 2003, the S&P 500 Index rose 26.4%. Global equity markets also posted strong gains, with the DJ World ex-US index rising 38.6% in US dollar terms.

We believe that the major factors affecting the domestic equity markets generally included a rebounding U.S. economy, a continued low interest rate environment, a low inflation environment and some easing of geopolitical tensions. Investor confidence in the improving economy also seemed to outweigh the cumulative effect of corporate scandals.

By many measures the U.S. economy was healthier in 2003 than the year earlier. The Gross Domestic Product grew at an 8.2% annualized rate in the third quarter, following more subdued growth rates in the first and second quarters of the year. Tax cuts led to greater consumer spending while aggregate measures of U.S. corporate profits finished 2003 with strong double digit growth rates. On a less positive note, the widening U.S. government deficit raised the specter of higher interest rates in the future.

In 2003, the Fed decreased the Fed Funds rate to 1.0%, a 45-year low. Generally low real (inflation-adjusted) interest rates allowed homeowners and corporations to further reduce their costs of borrowing. During much of the year, the Federal Reserve expressed a greater concern regarding potential deflation, or a decline in overall price levels, than regarding potential inflation.

Geopolitical issues were front and center again in 2003. The fall of Saddam Hussein’s regime in March and the formal resolution of the war with Iraq helped propel equity markets higher despite mounting concerns about continuing casualties in the region.

Factors more specific to the performance of each Benchmark and each ProFund VP are discussed in the pages that follow.

[1]	Other than ProFund VP Money Market
[2]	A benchmark can be any objective standard of investment performance that a mutual fund uses to measure its return, such as a multiple of the return of a stock index. For example, ProFund VP UltraOTC has a benchmark of 200% the daily return of the NASDAQ-100 Index®.
[3]	Past performance is no guarantee of future results.

ii

ProFund VP Bull

The ProFund VP Bull seeks daily investment results, before fees and expenses, that correspond to the daily performance of the S&P 500® Index. For the year ended December 31, 2003, the Fund had a total return of 25.59%1, compared to a return of 26.38%2 for the Index. For the year, the Fund achieved an average daily statistical correlation of over 0.99 to the daily performance of the Index.3

The Fund applies a mathematical approach to investing. In doing so it takes positions in securities and/or financial instruments that, in combination, should have similar daily return characteristics as the Index. The S&P 500 Index is a measure of large-cap U.S. stock market performance. It is a capitalization weighted index of 500 U.S. operating companies and REITS selected by an S&P committee through a non-mechanical process that factors criteria such as liquidity, price, market capitalization, financial viability, and public float. Reconstitution occurs both on a quarterly and on an ongoing basis.

The performance of the S&P 500 Index (and thus the Fund) was driven largely by systemic factors affecting the U.S. equity markets. Improving corporate profit projections and expectations that the interest rate environment would remain low supported higher equity valuations. Investor confidence in the improving economy seemed to outweigh any concerns over corporate scandals. Of the ten highest weighted constituents of the Index at the beginning of the year, the top performers in terms of stock price return were Citigroup (+37.94%), General Electric (+27.23%), and IBM (+19.59%), while the poorest performers were Merck (-13.77%), Johnson & Johnson (-3.82%), and WalMart (+5.03%).

Value of a $10,000 Investment*

* The line graph represents historical performance of a hypothetical investment of $10,000 in the ProFund VP Bull from May 1, 2001 to December 31, 2003 assuming the reinvestment of distributions.

Average Annual Total Return as of 12/31/031

	1 Year	Since Inception (5/1/01)

ProFund VP Bull	25.59%	(5.61)%

S&P 500 Index	26.38%	(4.76)%

1 Past performance does not guarantee future results. Total return calculations assume the reinvestment of distributions and do not reflect the effect of taxes. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and net asset value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. During the period, certain fees were reduced. If such fee reductions had not occurred, the quoted performance would be lower. Performance numbers are net of all Fund expenses but do not include any insurance, sales, or administrative charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower.

2 The S&P 500 Index is a price return index and does not reflect the reinvestment of dividends, the impact of transaction costs, nor the deduction of expenses associated with a mutual fund such as investment management and accounting fees. It is not possible to invest directly in an index. The Fund’s performance does reflect the reinvestment of dividends, the impact of transaction costs and the deduction of fees and expenses.

3 1.00 equals perfect correlation.

The above information is not covered by the Report of Independent Auditors.

1

PROFUNDS VP ProFund VP Bull	Schedule of Portfolio Investments December 31, 2003

Common Stocks (71.6%)

	Shares	Value
3M Co.	12,300	$1,045,869
Abbott Laboratories	24,600	1,146,360
ACE, Ltd.	4,346	180,011
ADC Telecommunications, Inc.*	12,628	37,505
Adobe Systems, Inc.	3,690	145,017
Advanced Micro Devices, Inc.*	5,494	81,861
AES Corp.*	9,758	92,116
Aetna, Inc.	2,378	160,705
AFLAC, Inc.	8,036	290,742
Agilent Technologies, Inc.*	7,462	218,189
Air Products & Chemicals, Inc.	3,608	190,611
Alberto-Culver Co.—Class B	902	56,898
Albertson’s, Inc.	5,740	130,011
Alcoa, Inc.	13,612	517,256
Allegheny Energy, Inc.*	1,968	25,112
Allegheny Technologies, Inc.	1,230	16,261
Allergan, Inc.	2,050	157,461
Allied Waste Industries, Inc.*	3,280	45,526
Allstate Corp.	11,070	476,231
Alltel Corp.	4,920	229,174
Altera Corp.*	5,986	135,882
Altria Group, Inc.	31,898	1,735,889
Ambac Financial Group, Inc.	1,640	113,800
Amerada Hess Corp.	1,394	74,119
Ameren Corp.	2,542	116,932
American Electric Power, Inc.	6,232	190,138
American Express Co.	20,254	976,850
American Greetings Corp.—Class A*	1,066	23,313
American International Group, Inc.	41,000	2,717,480
American Power Conversion Corp.	3,116	76,186
American Standard Cos.*	1,148	115,604
AmerisourceBergen Corp.	1,722	96,690
Amgen, Inc.*	20,254	1,251,698
AmSouth Bancorp	5,494	134,603
Anadarko Petroleum Corp.	3,936	200,775
Analog Devices, Inc.	5,740	262,031
Andrew Corp.*	2,378	27,371
Anheuser-Busch Companies, Inc.	12,792	673,883
Anthem, Inc.*	2,214	166,050
AON Corp.	4,920	117,785
Apache Corp.	2,542	206,156
Apartment Investment & Management Co.—Class A	1,476	50,922
Apollo Group, Inc.—Class A*	2,788	189,584
Apple Computer, Inc.*	5,658	120,911
Applera Corp.—Applied Biosystems Group	3,280	67,929
Applied Materials, Inc.*	26,158	587,247
Applied Micro Circuits Corp.*	4,838	28,931
Archer-Daniels-Midland Co.	10,168	154,757
Ashland, Inc.	1,066	46,968
AT&T Corp.	12,382	251,355
AT&T Wireless Services, Inc.*	42,640	340,694
Autodesk, Inc.	1,722	42,327
Automatic Data Processing, Inc.	9,348	370,274
AutoNation, Inc.*	4,346	79,836
AutoZone, Inc.*	1,394	118,783
Avaya, Inc.*	6,560	84,886
Avery Dennison Corp.	1,722	96,466
Avon Products, Inc.	3,690	249,038

Common Stocks, continued

	Shares	Value
Baker Hughes, Inc.	5,248	$168,776
Ball Corp.	902	53,732
Bank of America Corp.	23,370	1,879,648
Bank of New York Company, Inc.	12,136	401,944
Bank One Corp.	17,548	800,013
Bard (C.R.), Inc.	820	66,625
Bausch & Lomb, Inc.	820	42,558
Baxter International, Inc.	9,594	292,809
BB&T Corp.	8,610	332,690
Bear Stearns Cos., Inc.	1,558	124,562
Becton, Dickinson & Co.	4,018	165,301
Bed Bath & Beyond, Inc.*	4,674	202,618
BellSouth Corp.	29,028	821,492
Bemis Company, Inc.	820	41,000
Best Buy Co., Inc.	5,084	265,588
Big Lots, Inc.*	1,804	25,635
Biogen Idec, Inc.*	5,189	190,851
Biomet, Inc.	4,018	146,295
BJ Services Co.*	2,460	88,314
Black & Decker Corp.	1,230	60,665
Block H & R, Inc.	2,788	154,372
BMC Software, Inc.*	3,526	65,760
Boeing Co.	13,202	556,332
Boise Cascade Corp.	1,394	45,807
Boston Scientific Corp.*	12,874	473,248
Bristol-Myers Squibb Co.	30,504	872,414
Broadcom Corp.—Class A*	4,756	162,132
Brown-Forman Corp.	984	91,955
Brunswick Corp.	1,476	46,981
Burlington Northern Santa Fe Corp.	5,822	188,342
Burlington Resources, Inc.	3,116	172,564
Calpine Corp.*	6,478	31,159
Campbell Soup Co.	6,478	173,610
Capital One Financial Corp.	3,608	221,134
Cardinal Health, Inc.	6,806	416,255
Carnival Corp.	9,922	394,201
Caterpillar, Inc.	5,494	456,112
Cendant Corp.	15,908	354,270
CenterPoint Energy, Inc.	4,838	46,880
Centex Corp.	984	105,927
CenturyTel, Inc.	2,296	74,896
Charter One Financial, Inc.	3,526	121,823
ChevronTexaco Corp.	16,810	1,452,216
Chiron Corp.*	2,952	168,234
Chubb Corp.	2,952	201,031
CIENA Corp.*	7,462	49,548
CIGNA Corp.	2,214	127,305
Cincinnati Financial Corp.	2,542	106,459
Cinergy Corp.	2,788	108,202
Cintas Corp.	2,706	135,652
Circuit City Stores, Inc.	3,280	33,226
Cisco Systems, Inc.*	108,486	2,635,125
Citigroup, Inc.	81,098	3,936,496
Citizens Communications Co.*	4,510	56,014
Citrix Systems, Inc.*	2,542	53,916
Clear Channel Communications, Inc.	9,676	453,127
Clorox Co.	3,280	159,277
CMS Energy Corp.*	2,542	21,658
Coca-Cola Co.	38,540	1,955,905
Coca-Cola Enterprises, Inc.	7,134	156,021

See accompanying notes to the financial statements.

2

PROFUNDS VP ProFund VP Bull	Schedule of Portfolio Investments December 31, 2003

Common Stocks, continued

	Shares	Value
Colgate-Palmolive Co.	8,446	$422,722
Comcast Corp.—Special Class A*	35,342	1,161,692
Comerica, Inc.	2,788	156,295
Computer Associates International, Inc.	9,102	248,849
Computer Sciences Corp.*	2,952	130,567
Compuware Corp.*	6,068	36,651
Comverse Technology, Inc.*	3,034	53,368
ConAgra Foods, Inc.	8,446	222,890
Concord EFS, Inc.*	7,298	108,302
ConocoPhillips	10,660	698,976
Consolidated Edison, Inc.	3,526	151,653
Constellation Energy Group, Inc.	2,624	102,756
Convergys Corp.*	2,214	38,656
Cooper Industries, Ltd.—Class A	1,476	85,505
Cooper Tire & Rubber Co.	1,148	24,544
Coors (Adolph) Co.—Class B	574	32,201
Corning, Inc.*	20,910	218,091
Costco Wholesale Corp.*	7,216	268,291
Countrywide Credit Industries, Inc.	2,907	220,496
Crane Co.	902	27,727
CSX Corp.	3,362	120,830
Cummins, Inc.	656	32,105
CVS Corp.	6,232	225,100
Dana Corp.	2,296	42,132
Danaher Corp.	2,378	218,182
Darden Restaurants, Inc.	2,624	55,209
Deere & Co.	3,772	245,368
Dell, Inc.*	40,262	1,367,298
Delphi Automotive Systems Corp.	8,774	89,583
Delta Air Lines, Inc.	1,968	23,242
Deluxe Corp.	820	33,891
Devon Energy Corp.	3,690	211,289
Dillard’s, Inc.—Class A	1,312	21,596
Dollar General Corp.	5,330	111,877
Dominion Resources, Inc.	5,084	324,512
Donnelley (R.R.) & Sons Co.	1,804	54,391
Dover Corp.	3,198	127,121
Dow Chemical Co.	14,432	599,938
Dow Jones & Company, Inc.	1,312	65,403
DTE Energy Co.	2,624	103,386
Du Pont (E.I.) de Nemours	15,662	718,729
Duke Energy Corp.	14,268	291,781
Dynegy, Inc.—Class A*	5,904	25,269
Eastman Chemical Co.	1,230	48,622
Eastman Kodak Co.	4,510	115,772
Eaton Corp.	1,230	132,815
eBay, Inc.*	10,168	656,751
Ecolab, Inc.	4,018	109,973
Edison International*	5,084	111,492
El Paso Corp.	9,594	78,575
Electronic Arts, Inc.*	4,674	223,324
Electronic Data Systems Corp.	7,544	185,130
Eli Lilly & Co.	17,630	1,239,918
EMC Corp.*	37,802	488,402
Emerson Electric Co.	6,642	430,070
Engelhard Corp.	1,968	58,942
Entergy Corp.	3,608	206,125
EOG Resources, Inc.	1,804	83,291
Equifax, Inc.	2,214	54,243
Equity Office Properties Trust	6,314	180,896

Common Stocks, continued

	Shares	Value
Equity Residential Properties Trust	4,346	$128,250
Exelon Corp.	5,166	342,816
Express Scripts, Inc.—Class A*	1,230	81,709
Exxon Mobil Corp.	103,894	4,259,655
Family Dollar Stores, Inc.	2,706	97,091
Fannie Mae	15,252	1,144,815
Federated Department Stores, Inc.	2,870	135,263
Federated Investors, Inc.—Class B	1,722	50,558
FedEx Corp.	4,674	315,495
Fifth Third Bancorp	8,938	528,236
First Data Corp.	11,480	471,713
First Tennessee National Corp.	1,968	86,789
FirstEnergy Corp.	5,166	181,843
Fiserv, Inc.*	3,034	119,873
Fleet Boston Financial Corp.	16,564	723,019
Fluor Corp.	1,312	52,008
Ford Motor Co.	28,782	460,512
Forest Laboratories, Inc.*	5,740	354,732
Fortune Brands, Inc.	2,296	164,141
FPL Group, Inc.	2,870	187,755
Franklin Resources, Inc.	3,936	204,908
Freddie Mac	10,906	636,038
Freeport-McMoRan Copper & Gold, Inc.—Class B	2,706	114,004
Gannett Co., Inc.	4,264	380,178
Gap, Inc.	14,104	327,354
Gateway, Inc.*	5,084	23,386
General Dynamics Corp.	3,116	281,655
General Electric Co.	157,768	4,887,652
General Mills, Inc.	5,904	267,451
General Motors Corp.	8,774	468,532
Genuine Parts Co.	2,706	89,839
Genzyme Corp.—General Division*	3,526	173,973
Georgia Pacific Corp.	4,018	123,232
Gillette Co.	15,908	584,301
Golden West Financial Corp.	2,378	245,386
Goodrich Corp.	1,886	55,995
Goodyear Tire & Rubber Co.*	2,788	21,914
Grainger (W.W.), Inc.	1,394	66,062
Great Lakes Chemical Corp.	820	22,296
Guidant Corp.	4,756	286,311
Halliburton Co.	6,888	179,088
Harley-Davidson, Inc.	4,756	226,053
Harrah’s Entertainment, Inc.	1,722	85,704
Hartford Financial Services Group, Inc.	4,428	261,385
Hasbro, Inc.	2,706	57,584
HCA, Inc.	7,790	334,658
Health Management Associates, Inc.—Class A	3,772	90,528
Heinz (H.J.) Co.	5,494	200,146
Hercules, Inc.*	1,722	21,008
Hershey Foods Corp.	2,050	157,830
Hewlett-Packard Co.	47,888	1,099,987
Hilton Hotels Corp.	5,986	102,540
Home Depot, Inc.	35,752	1,268,837
Honeywell International, Inc.	13,530	452,308
Humana, Inc.*	2,542	58,085
Huntington Bancshares, Inc.	3,608	81,180
Illinois Tool Works, Inc.	4,838	405,957
IMS Health, Inc.	3,772	93,772

See accompanying notes to the financial statements.

3

PROFUNDS VP ProFund VP Bull	Schedule of Portfolio Investments December 31, 2003

Common Stocks, continued

	Shares	Value
Ingersoll-Rand Co.—Class A	2,706	$183,683
Intel Corp.	102,664	3,305,780
International Business Machines Corp	27,060	2,507,921
International Flavors & Fragrances, Inc.	1,476	51,542
International Game Technology	5,412	193,208
International Paper Co.	7,544	325,222
Interpublic Group of Companies, Inc.*	6,478	101,057
Intuit, Inc.*	3,116	164,868
ITT Industries, Inc.	1,476	109,534
J.P. Morgan Chase & Co.	32,062	1,177,637
Jabil Circuit, Inc.*	3,116	88,183
Janus Capital Group, Inc.	3,772	61,899
JDS Uniphase Corp.*	22,550	82,308
Jefferson-Pilot Corp.	2,214	112,139
John Hancock Financial Services, Inc.	4,510	169,125
Johnson & Johnson	46,658	2,410,352
Johnson Controls, Inc.	1,394	161,870
Jones Apparel Group, Inc.	1,968	69,333
KB Home	738	53,520
Kellogg Co.	6,396	243,560
Kerr-McGee Corp.	1,558	72,431
KeyCorp	6,560	192,339
KeySpan Corp.	2,460	90,528
Kimberly-Clark Corp.	7,954	470,002
Kinder Morgan, Inc.	1,968	116,309
King Pharmaceuticals, Inc.*	3,772	57,561
KLA-Tencor Corp.*	3,034	178,005
Knight Ridder, Inc.	1,230	95,165
Kohls Corp.*	5,330	239,530
Kroger Co.*	11,726	217,048
Leggett & Platt, Inc.	3,034	65,625
Lexmark International Group, Inc.*	2,050	161,212
Limited, Inc.	8,118	146,368
Lincoln National Corp.	2,788	112,552
Linear Technology Corp.	4,920	206,984
Liz Claiborne, Inc.	1,722	61,062
Lockheed Martin Corp.	7,052	362,473
Loews Corp.	2,952	145,976
Louisiana-Pacific Corp.*	1,640	29,323
Lowe’s Cos., Inc.	12,382	685,838
LSI Logic Corp.*	5,986	53,096
Lucent Technologies, Inc.*	65,928	187,236
Manor Care, Inc.	1,394	48,191
Marathon Oil Corp.	4,838	160,089
Marriott International, Inc.—Class A	3,608	166,690
Marsh & McLennan Companies, Inc.	8,364	400,552
Marshall & Ilsley Corp.	3,526	134,870
Masco Corp.	7,298	200,038
Mattel, Inc.	6,724	129,571
Maxim Integrated Products, Inc.	5,166	257,267
May Department Stores Co.	4,510	131,106
Maytag Corp.	1,230	34,256
MBIA, Inc.	2,296	135,992
MBNA Corp.	20,090	499,237
McCormick & Co., Inc.	2,214	66,641
McDonald’s Corp.	19,926	494,763
McGraw-Hill Companies, Inc.	3,034	212,137
McKesson Corp.	4,592	147,679
MeadWestvaco Corp.	3,116	92,701
Medco Health Solutions, Inc.*	4,264	144,933

Common Stocks, continued

	Shares	Value
MedImmune, Inc.*	3,854	$97,892
Medtronic, Inc.	19,024	924,757
Mellon Financial Corp.	6,724	215,908
Merck & Co., Inc.	34,932	1,613,858
Mercury Interactive Corp.*	1,394	67,804
Meredith Corp.	820	40,024
Merrill Lynch & Co., Inc.	1,936	113,546
MetLife, Inc.	11,972	403,097
MGIC Investment Corp.	1,558	88,713
Micron Technology, Inc.*	9,594	129,231
Microsoft Corp.	169,904	4,679,156
Millipore Corp.*	738	31,771
Molex, Inc.	2,952	102,995
Monsanto Co.	4,100	117,998
Monster Worldwide, Inc.*	1,804	39,616
Moody’s Corp.	2,378	143,988
Morgan Stanley Dean Witter & Co.	17,056	987,031
Motorola, Inc.	36,572	514,568
Nabors Industries, Ltd.*	2,296	95,284
National City Corp.	9,594	325,620
National Semiconductor Corp.*	2,952	116,338
Navistar International Corp.*	1,066	51,051
NCR Corp.*	1,476	57,269
Network Appliance, Inc.*	5,412	111,108
New York Times Co.—Class A	2,378	113,645
Newell Rubbermaid, Inc.	4,346	98,958
Newmont Mining Corp.	6,806	330,840
Nextel Communications, Inc.—Class A*	17,302	485,494
NICOR, Inc.	656	22,330
Nike, Inc.—Class B	4,100	280,686
NiSource, Inc.	4,100	89,954
Noble Corp.*	2,132	76,283
Nordstrom, Inc.	2,132	73,128
Norfolk Southern Corp.	6,150	145,448
North Fork Bancorp, Inc.	2,378	96,238
Northern Trust Corp.	3,444	159,870
Northrop Grumman Corp.	2,870	274,372
Novell, Inc.*	5,904	62,110
Novellus Systems, Inc.*	2,378	99,995
Nucor Corp.	1,230	68,879
NVIDIA Corp.*	2,542	59,102
Occidental Petroleum Corp.	6,068	256,312
Office Depot, Inc.*	4,920	82,213
Omnicom Group	2,952	257,798
Oracle Corp.*	82,164	1,084,565
PACCAR, Inc.	1,804	153,556
Pactiv Corp.*	2,460	58,794
Pall Corp.	1,968	52,801
Parametric Technology Corp.*	4,182	16,477
Parker Hannifin Corp.	1,886	112,217
Paychex, Inc.	5,904	219,629
Penney (J.C.) Co.	4,264	112,058
Peoples Energy Corp.	574	24,131
PeopleSoft, Inc.*	5,904	134,611
PepsiCo, Inc.	26,978	1,257,714
PerkinElmer, Inc.	1,968	33,594
Pfizer, Inc.	119,966	4,238,398
PG&E Corp.*	6,478	179,894
Phelps Dodge Corp.*	1,394	106,069
Pinnacle West Capital Corp.	1,394	55,788

See accompanying notes to the financial statements.

4

PROFUNDS VP ProFund VP Bull	Schedule of Portfolio Investments December 31, 2003

Common Stocks, continued

	Shares	Value
Pitney Bowes, Inc.	3,690	$149,888
Plum Creek Timber Company, Inc.	2,870	87,392
PMC-Sierra, Inc.*	2,706	54,526
PNC Financial Services Group	4,346	237,857
Power-One, Inc.*	1,312	14,209
PPG Industries, Inc.	2,706	173,238
PPL Corp.	2,788	121,975
Praxair, Inc.	5,084	194,209
Principal Financial Group, Inc.	5,084	168,128
Procter & Gamble Co.	20,418	2,039,350
Progress Energy, Inc.	3,854	174,432
Progressive Corp.	3,362	281,030
Prologis Trust	2,788	89,467
Providian Financial Corp.*	4,592	53,451
Prudential Financial, Inc.	8,528	356,215
Public Service Enterprise Group, Inc.	3,690	161,622
Pulte Homes, Inc.	984	92,122
QLogic Corp.*	1,476	76,162
Qualcomm, Inc.	12,546	676,606
Quest Diagnostics, Inc.*	1,640	119,900
Qwest Communications International, Inc.*	27,798	120,087
R.J. Reynolds Tobacco Holdings	1,312	76,293
RadioShack Corp.	2,542	77,989
Raytheon Co.	6,560	197,062
Reebok International, Ltd.	902	35,467
Regions Financial Corp.	3,526	131,167
Robert Half International, Inc.*	2,706	63,158
Rockwell Collins, Inc.	2,788	83,724
Rockwell International Corp.	2,952	105,091
Rohm & Haas Co.	3,526	150,595
Rowan Companies, Inc.*	1,476	34,199
Ryder System, Inc.	984	33,604
Sabre Holdings Corp.	2,214	47,800
SAFECO Corp.	2,214	86,191
Safeway, Inc.*	6,970	152,713
Sanmina-SCI Corp.*	8,118	102,368
Sara Lee Corp.	12,382	268,813
SBC Communications, Inc.	51,988	1,355,327
Schering-Plough Corp.	23,124	402,126
Schlumberger, Ltd.	9,184	502,548
Schwab (Charles) Corp.	21,320	252,429
Scientific-Atlanta, Inc.	2,378	64,919
Sealed Air Corp.*	1,312	71,032
Sears, Roebuck & Co.	4,018	182,779
Sempra Energy	3,526	105,992
Sherwin-Williams Co.	2,296	79,763
Siebel Systems, Inc.*	7,790	108,047
Sigma-Aldrich Corp.	1,066	60,954
Simon Property Group, Inc.	3,034	140,596
SLM Corp.	7,052	265,719
Snap-on, Inc.	902	29,080
Solectron Corp.*	13,120	77,539
Southern Co.	11,480	347,271
SouthTrust Corp.	5,248	171,767
Southwest Airlines Co.	12,382	199,846
Sprint Corp. (FON Group)	14,186	232,934
Sprint Corp. (PCS Group)*	16,236	91,246
St. Jude Medical, Inc.*	2,706	166,013
St. Paul Companies, Inc.	3,608	143,057
Stanley Works	1,312	49,685

Common Stocks, continued

	Shares	Value
Staples, Inc.*	7,790	$212,667
Starbucks Corp.*	6,150	203,319
Starwood Hotels & Resorts Worldwide, Inc.	3,198	115,032
State Street Corp.	5,248	273,316
Stryker Corp.	3,116	264,891
Sun Microsystems, Inc.*	51,332	230,481
SunGard Data Systems, Inc.*	4,510	124,972
Sunoco, Inc.	1,230	62,915
SunTrust Banks, Inc.	4,428	316,602
SuperValu, Inc.	2,132	60,954
Symantec Corp.*	4,838	167,637
Symbol Technologies, Inc.	3,608	60,939
Synovus Financial Corp.	4,756	137,544
Sysco Corp.	10,168	378,556
T. Rowe Price Group, Inc.	1,968	93,303
Target Corp.	14,350	551,040
TECO Energy, Inc.	2,952	42,538
Tektronix, Inc.	1,312	41,459
Tellabs, Inc.*	6,560	55,301
Temple-Inland, Inc.	820	51,389
Tenet Healthcare Corp.*	7,298	117,133
Teradyne, Inc.*	3,034	77,215
Texas Instruments, Inc.	27,224	799,841
Textron, Inc.	2,132	121,652
The Pepsi Bottling Group, Inc.	4,100	99,138
Thermo Electron Corp.*	2,542	64,058
Thomas & Betts Corp.	902	20,647
Tiffany & Co.	2,296	103,779
Time Warner, Inc.*	71,094	1,278,980
TJX Companies, Inc.	7,872	173,578
Torchmark Corp.	1,804	82,154
Toys R Us, Inc.*	3,362	42,496
Transocean Sedco Forex, Inc.*	5,002	120,098
Travelers Property Casualty Corp.— Class B	15,826	268,567
Tribune Co.	4,920	253,872
Tupperware Corp.	902	15,641
TXU Corp.	5,084	120,592
Tyco International, Ltd.	31,406	832,259
U.S. Bancorp	30,340	903,525
Union Pacific Corp.	4,018	279,171
Union Planters Corp.	2,952	92,958
Unisys Corp.*	5,166	76,715
United Parcel Service, Inc.—Class B	17,630	1,314,316
United States Steel Corp.	1,640	57,433
United Technologies Corp.	7,380	699,403
UnitedHealth Group, Inc.	9,184	534,326
Univision Communications, Inc.— Class A*	5,084	201,784
Unocal Corp.	4,100	151,003
UnumProvident Corp.	4,674	73,709
UST, Inc.	2,624	93,651
Veritas Software Corp.*	6,724	249,864
Verizon Communications, Inc.	43,378	1,521,700
VF Corp.	1,722	74,459
Viacom, Inc.—Class B	27,470	1,219,119
Visteon Corp.	2,050	21,341
Vulcan Materials Co.	1,558	74,114
Wachovia Corp.	20,828	970,377
Wal-Mart Stores, Inc.	67,978	3,606,232

See accompanying notes to the financial statements.

5

PROFUNDS VP ProFund VP Bull	Schedule of Portfolio Investments December 31, 2003

Common Stocks, continued

	Shares	Value
Walgreen Co.	16,072	$584,698
Walt Disney Co.	32,144	749,920
Washington Mutual, Inc.	14,104	565,852
Waste Management, Inc.	9,184	271,847
Waters Corp.*	1,886	62,540
Watson Pharmaceuticals, Inc.*	1,722	79,212
Wellpoint Health Networks, Inc.*	2,378	230,642
Wells Fargo & Co.	26,568	1,564,590
Wendy’s International, Inc.	1,804	70,789
Weyerhaeuser Co.	3,444	220,416
Whirlpool Corp.	1,066	77,445
Williams Companies, Inc.	8,118	79,719
Winn-Dixie Stores, Inc.	2,214	22,029
Worthington Industries, Inc.	1,394	25,134
Wrigley (WM.) JR Co.	3,526	198,196
Wyeth	20,910	887,630
Xcel Energy, Inc.	6,232	105,819
Xerox Corp.*	12,464	172,003
Xilinx, Inc.*	5,412	209,661
XL Capital, Ltd.—Class A	2,132	165,337
Yahoo!, Inc.*	10,332	466,696
YUM! Brands, Inc.*	4,592	157,965
Zimmer Holdings, Inc.*	3,772	265,549
Zions Bancorp	1,394	85,494

TOTAL COMMON STOCKS (Cost $135,357,655)		159,768,354

U.S. Government Agency Obligations (24.0%)

	Principal Amount
Federal National Mortgage Association, 0.50%, 01/02/04	$53,543,000	53,542,256

TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS (Cost $53,542,256)		53,542,256

TOTAL INVESTMENT SECURITIES (Cost $188,899,911)—95.6%		213,310,610
Net other assets (liabilities)—4.4%		9,812,359

NET ASSETS—100.0%		$223,122,969

Futures Contracts Purchased

	Contracts	Unrealized Appreciation (Depreciation)
S&P 500 Futures Contract expiring March 2004 (Underlying face amount at value $63,404,375)	229	$1,947,970
E-Mini S&P 500 Futures Contract expiring March 2004 (Underlying face amount at value $55,375)	1	(17)

ProFund VP Bull invested, as a percentage of net assets, in the following industries, as of December 31, 2003:

Advertising	0.2%
Aerospace/Defense	1.1%
Agriculture	0.9%
Airlines	0.1%
Apparel	0.2%

Auto Manufacturers	0.5%
Auto Parts & Equipment	0.2%
Banks	4.9%
Beverages	1.9%
Biotechnology	0.8%
Building Materials	0.2%
Chemicals	1.1%
Commercial Services	0.7%
Computers	3.1%
Cosmetics/Personal Care	1.7%
Distribution/Wholesale	0.1%
Diversified Financial Services	4.8%
Electric	1.8%
Electrical Components & Equipment	0.3%
Electronics	0.4%
Engineering & Construction	0.1%
Entertainment	0.1%
Environmental Control	0.1%
Food	1.3%
Forest & Paper Products	0.4%
Gas	0.1%
Hand/Machine Tools	0.1%
Healthcare—Products	2.5%
Healthcare—Services	0.8%
Home Builders	0.1%
Home Furnishings	0.1%
Household Products/Wares	0.2%
Housewares	0.1%
Insurance	3.5%
Internet	0.6%
Iron/Steel	0.1%
Leisure Time	0.3%
Lodging	0.2%
Machinery—Diversified	0.2%
Machinery—Construction & Mining	0.2%
Media	2.8%
Metal Fabricate/Hardware	0.1%
Mining	0.5%
Miscellaneous Manufacturing	3.9%
Office/Business Equipment	0.1%
Oil & Gas	3.8%
Oil & Gas Services	0.4%
Packaging & Containers	0.1%
Pharmaceuticals	5.3%
Pipelines	0.1%
Real Estate Investment Trust	0.3%
Retail	4.9%
Savings & Loan	0.4%
Semiconductors	3.1%
Software	3.7%
Telecommunications	4.6%
Textiles	0.1%
Toys/Games/Hobbies	0.1%
Transportation	1.1%
Trucking & Leasing	0.1%
Other**	28.4%

*	Non-income producing security
**	Including debt securities, repurchase agreements, options purchased, and net other assets (liabilities).

See accompanying notes to the financial statements.

6

PROFUNDS VP

ProFund VP Bull

Statement of Assets and Liabilities

December 31, 2003
Assets:
Investment securities, at value (cost $188,899,911)	$213,310,610
Segregated cash balances with brokers for futures contracts	4,321,891
Dividends and interest receivable	190,906
Receivable for capital shares issued	5,823,751
Prepaid expenses	840

Total Assets	223,647,998

Liabilities:
Cash overdraft	149,552
Payable for capital shares redeemed	63
Variation margin on futures contracts	27,666
Advisory fees payable	111,922
Management services fees payable	22,384
Administration fees payable	6,754
Administrative services fees payable	82,542
Distribution fees payable	63,892
Other accrued expenses	60,254

Total Liabilities	525,029

Net Assets	$223,122,969

Net Assets consist of:
Capital	$212,813,755
Accumulated net realized gains (losses) on investments	(16,049,438)
Net unrealized appreciation (depreciation) on investments	26,358,652

Net Assets	$223,122,969

Shares of Beneficial Interest Outstanding	8,673,944

Net Asset Value (offering and redemption price per share)	$25.72

Statement of Operations

For the year ended December 31, 2003
Investment Income:
Dividends	$1,605,044
Interest	183,483

Total Investment Income	1,788,527

Expenses:
Advisory fees	823,805
Management services fees	164,762
Administration fees	52,126
Transfer agency and administrative service fees	498,114
Distribution fees	274,591
Custody fees	78,507
Fund accounting fees	88,829
Other fees	76,276

Total Gross Expenses before reductions	2,057,010
Less Expenses reduced by the Advisor	(2,544)

Total Net Expenses	2,054,466

Net Investment Income (Loss)	(265,939)

Realized and Unrealized Gains (Losses) on Investments:
Net realized gains (losses) on investment securities	(3,537,502)
Net realized gains (losses) on futures contracts	1,209,573
Change in net unrealized appreciation/depreciation on investments	23,852,721

Net Realized and Unrealized Gains (Losses) on Investments	21,524,792

Change in Net Assets Resulting from Operations	$21,258,853

See accompanying notes to the financial statements.

7

PROFUNDS VP

ProFund VP Bull

Statements of Changes in Net Assets

	For the year ended December 31, 2003	For the year ended December 31, 2002
From Investment Activities:
Operations:
Net investment income (loss)	$(265,939)	$(81,467)
Net realized gains (losses) on investments	(2,327,929)	(12,612,491)
Change in net unrealized appreciation/depreciation on investments	23,852,721	2,053,641

Change in net assets resulting from operations	21,258,853	(10,640,317)

Capital Transactions:
Proceeds from shares issued	1,127,316,089	368,175,334
Cost of shares redeemed	(1,018,201,486)	(285,371,272)

Change in net assets resulting from capital transactions	109,114,603	82,804,062

Change in net assets	130,373,456	72,163,745
Net Assets:
Beginning of period	92,749,513	20,585,768

End of period	$223,122,969	$92,749,513

Accumulated net investment income (loss)	$—	$557

Share Transactions:
Issued	50,115,935	17,148,702
Redeemed	(45,970,517)	(13,384,181)

Change in shares	4,145,418	3,764,521

See accompanying notes to the financial statements.

8

PROFUNDS VP

ProFund VP Bull

Financial Highlights

Selected data for a share of beneficial interest outstanding throughout the periods indicated.

	For the year ended December 31, 2003		For the year ended December 31, 2002		For the period May 1, 2001(a) through December 31, 2001
Net Asset Value, Beginning of Period	$20.48		$26.94		$30.00

Investment Activities:
Net investment income (loss)	(0.05	)(b)	(0.04	)(b)	(0.11	)(b)
Net realized and unrealized gains (losses) on investments	5.29		(6.42)		(2.95)

Total income (loss) from investment activities	5.24		(6.46)		(3.06)

Net Asset Value, End of Period	$25.72		$20.48		$26.94

Total Return	25.59%		(23.98)%		(10.20	)%(c)
Ratios to Average Net Assets:
Gross expenses(d)	1.87%		1.91%		2.25%
Net expenses(d)	1.87%		1.91%		2.25%
Net investment income (loss)(d)	(0.24)%		(0.18)%		(0.60)%
Supplemental Data:
Net assets, end of period (000’s)	$223,123		$92,750		$20,586
Portfolio turnover rate(e)	392%		260%		325	%(c)

(a)	Commencement of operations
(b)	Per share net investment income (loss) has been calculated using the daily average shares method.
(c)	Not annualized for periods less than one year.
(d)	Annualized for periods less than one year.
(e)	Portfolio turnover rate is calculated without regard to instruments (including options, swap agreements and futures contracts) having a maturity of less than one year.

See accompanying notes to the financial statements.

9

ProFund VP Small-Cap

The ProFund VP Small-Cap seeks daily investment results, before fees and expenses, that correspond to the daily performance of the Russell 2000® Index. For the year ended December 31, 2003, the Fund had a total return of 42.75%1, compared to a return of 45.37%2 for the Index. For the year, the Fund achieved an average daily statistical correlation of over 0.99 to the daily performance of the Index.3

The Fund applies a mathematical approach to investing. In doing so it takes positions in securities and/or financial instruments that, in combination, should have similar daily return characteristics as the Index. The Russell 2000 Index is a measure of small-cap U.S. stock market performance. It is an adjusted market capitalization weighted index containing approximately 2000 of the smallest companies in the Russell 3000 Index or approximately 8% of the total market capitalization of the Russell 3000 Index, which in turn represents approximately 98% of the investable U.S. equity market.

The Russell 2000 Index well outpaced large-cap benchmarks such as the S&P 500 in 2003. As a whole, small-cap stocks were amongst performance leaders in 2003 as they benefited from decreasing credit spreads and the resulting reduction in their cost of debt. Small cap stocks also seemed to be less negatively impacted by terrorism fears as they typically are not considered as likely to be terrorist targets. The outperformance of small-cap stocks over large-cap stocks is typical in the early recovery phase of an economic cycle.

Value of a $10,000 Investment*

* The line graph represents historical performance of a hypothetical investment of $10,000 in the ProFund VP Small-Cap from May 1, 2001 to December 31, 2003 assuming the reinvestment of distributions.

Average Annual Total Return as of 12/31/031

	1 Year	Since Inception (5/1/01)

ProFund VP Small-Cap	42.75%	1.99%

Russell 2000 Index	45.37%	4.88%

1 Past performance does not guarantee future results. Total return calculations assume the reinvestment of distributions and do not reflect the effect of taxes. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and net asset value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. During the period, certain fees were reduced. If such fee reductions had not occurred, the quoted performance would be lower. Performance numbers are net of all Fund expenses but do not include any insurance, sales, or administrative charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower.

2 The Russell 2000 Index is a price return index and does not reflect the reinvestment of dividends, the impact of transaction costs, nor the deduction of expenses associated with a mutual fund such as investment management and accounting fees. It is not possible to invest directly in an index. The Fund’s performance does reflect the reinvestment of dividends, the impact of transaction costs and the deduction of fees and expenses.

3 1.00 equals perfect correlation.

The above information is not covered by the Report of Independent Auditors.

10

PROFUNDS VP ProFund VP Small-Cap	Schedule of Portfolio Investments December 31, 2003

Common Stocks (79.6%)

	Shares	Value
@ROAD, Inc.*	3,528	$46,922
Aaron Rents, Inc.	4,312	86,801
Abgenix, Inc.*	11,368	141,645
Able Laboratories, Inc.*	5,096	92,085
ABM Industries, Inc.	6,664	116,020
Accredo Health, Inc.*	6,272	198,258
Actel Corp.*	2,744	66,130
Activision, Inc.*	11,368	206,898
Actuant Corp.*	4,704	170,285
Acuity Brands, Inc.	5,096	131,477
Adaptec, Inc.*	14,112	124,609
Adolor Corp.*	3,920	78,478
Advanced Digital Information Corp.*	7,840	109,760
Advanced Energy Industries, Inc.*	1,960	51,058
Advanced Medical Optics, Inc.*	3,528	69,325
Advanced Neuromodulation Systems, Inc.*	2,352	108,145
Advent Software, Inc.*	3,920	68,326
Advisory Board Co.*	1,176	41,054
ADVO, Inc.	7,056	224,099
Aeroflex, Inc.*	6,664	77,902
Aeropostale, Inc.*	2,744	75,240
Affiliated Managers Group, Inc.*	5,096	354,632
Agile Software Corp.*	5,488	54,331
AirTran Holdings, Inc.*	8,624	102,626
Akamai Technologies, Inc.*	13,328	143,276
Alaska Air Group, Inc.*	4,704	128,372
Albany International Corp.—Class A	5,096	172,754
Albany Molecular Research, Inc.*	3,136	47,103
Albemarle Corp.	3,920	117,482
Alexander & Baldwin, Inc.	5,488	184,892
Alexandria Real Estate Equities, Inc.	3,528	204,271
Alfa Corp.	4,312	55,452
Align Technology, Inc.*	5,488	90,662
Alkermes, Inc.*	8,232	111,132
Allegheny Energy, Inc.*	23,128	295,113
Allegheny Technologies, Inc.	23,128	305,751
Alliance Gaming Corp.*	6,272	154,605
Allmerica Financial Corp.*	9,408	289,485
Alpharma, Inc.	11,760	236,376
Amcore Financial, Inc.	3,136	84,735
American Eagle Outfitters, Inc.*	6,664	109,290
American Greetings Corp.—Class A*	22,736	497,236
American Healthways, Inc.*	3,136	74,856
American Italian Pasta Co.*	3,136	131,398
American Management Systems, Inc.*	5,488	82,704
American Medical Systems Holdings, Inc.*	2,352	51,274
American States Water Co.	3,136	78,400
AMERIGROUP Corp.*	3,920	167,188
Amerus Group Co.	5,096	178,207
Amli Residential Properties Trust	10,192	273,146
AMN Healthcare Services, Inc.*	5,488	94,174
AMR Corp.*	20,384	263,973
AmSurg Corp.*	3,528	133,676
Analogic Corp.	784	32,144
Anchor BanCorp Wisconsin, Inc.	2,352	58,565
Andrew Corp.*	19,208	221,084
Anixter International, Inc.*	9,408	243,479
AnnTaylor Stores Corp.*	8,624	336,335
ANSYS, Inc.*	1,568	62,250

Common Stocks, continued

	Shares	Value
Anteon International Corp.*	2,744	$98,921
Anthracite Capital, Inc.	19,992	221,311
Anworth Mortgage Asset Corp.	8,232	114,672
Applera Corp.—Celera Genomics Group*	22,344	310,805
Applied Industrial Technologies, Inc.	1,960	46,766
aQuantive, Inc.*	7,056	72,324
Aquilla, Inc.*	23,912	81,062
Arbitron, Inc.*	5,488	228,959
Arch Chemicals, Inc.	2,352	60,352
Arch Coal, Inc.	7,056	219,936
Argosy Gaming Co.*	4,312	112,069
Ariba, Inc.*	129,752	389,257
Arkansas Best Corp.	2,744	86,134
Arrow International, Inc.	2,744	68,545
Ascential Software Corp.*	7,448	193,127
Ask Jeeves, Inc.*	4,312	78,133
Asyst Technologies, Inc.*	4,704	81,614
Atherogenics, Inc.*	6,664	99,627
ATMI, Inc.*	4,704	108,851
Atmos Energy Corp.	6,272	152,410
Atrix Laboratories, Inc.*	2,352	56,542
Aviall, Inc.*	3,920	60,799
Avid Technology, Inc.*	3,920	188,160
Avista Corp.	6,272	113,649
Axcelis Technologies, Inc.*	12,936	132,206
Aztar Corp.*	5,880	132,299
Baldor Electric Co.	3,528	80,615
Bandag, Inc.	2,352	96,902
Bankatlantic Bancorp, Inc.—Class A	20,384	387,296
BankUnited Financial Corp.—Class A*	3,528	90,987
Banta Corp.	4,312	174,636
BARRA, Inc.	1,960	69,560
Bay View Capital Corp.	8,232	17,616
Beazer Homes U.S.A., Inc.	3,528	344,544
Bedford Property Investors, Inc.	3,136	89,784
Bel Fuse, Inc.—Class B	5,096	166,282
Belden, Inc.	4,704	99,207
Benchmark Electronics, Inc.*	7,448	259,265
Beverly Enterprises, Inc.*	11,760	101,018
BioMarin Pharmaceutical, Inc.*	8,232	63,954
Biosite Diagnostics, Inc.*	1,176	34,045
BJ’s Wholesale Club, Inc.*	13,720	315,010
Black Box Corp.	1,960	90,297
Black Hills Corp.	3,920	116,934
Bob Evans Farms, Inc.	4,312	139,968
Borland Software Corp.*	11,368	110,611
Boston Private Financial Holdings, Inc.	2,352	58,424
Bowne & Co., Inc.	4,312	58,471
Boyd Gaming Corp.	4,704	75,923
Brady Corp.—Class A	3,528	143,766
Brandywine Realty Trust	14,112	377,777
Briggs & Stratton Corp.	2,744	184,946
Bright Horizons Family Solutions, Inc.*	1,176	49,392
Brink’s Co.	8,232	186,125
Brookline Bancorp, Inc.	40,376	619,367
Brooks Automation, Inc.*	4,704	113,696
Brown Shoe Company, Inc.	3,528	133,817
Burlington Coat Factory Warehouse Corp.	2,352	49,768
C&D Technologies, Inc.	3,920	75,146

See accompanying notes to the financial statements.

11

PROFUNDS VP ProFund VP Small-Cap	Schedule of Portfolio Investments December 31, 2003

Common Stocks, continued

	Shares	Value
Cabot Microelectronics Corp.*	4,704	$230,497
Cabot Oil & Gas Corp.	3,136	92,042
CACI International, Inc.—Class A*	5,880	285,885
Cal Dive International, Inc.*	4,312	103,962
California Water Service Group	1,960	53,704
Callaway Golf Co.	13,720	231,182
Cambrex Corp.	2,352	59,412
Capital Automotive REIT	3,136	100,352
CARBO Ceramics, Inc.	1,176	60,270
Carpenter Technology Corp.	2,352	69,549
Casey’s General Stores, Inc.	5,488	96,918
Cash America International, Inc.	3,136	66,420
Catalina Marketing Corp.*	13,328	268,692
Cathay Bancorp, Inc.	1,960	109,133
Cato Corp.—Class A	1,960	40,180
CEC Entertainment, Inc.*	4,704	222,923
Cell Genesys, Inc.*	4,312	55,797
Centene Corp.*	1,960	54,900
Central Garden & Pet Co.*	1,960	54,939
Central Pacific Financial Corp.	1,568	47,103
Cerner Corp.*	3,528	133,535
CH Energy Group, Inc.	1,568	73,539
Champion Enterprises, Inc.*	6,664	46,648
Charming Shoppes, Inc.*	13,328	71,971
Charter Communications, Inc.—Class A*	54,096	217,466
Charter Municipal Mortgage Acceptance Co.	10,584	223,640
Checkpoint Systems, Inc.*	15,288	289,096
Chiquita Brands International, Inc.*	9,016	203,131
Chittenden Corp.	5,880	197,803
Choice Hotels International, Inc.*	2,352	82,908
Christopher & Banks Corp.	7,056	137,804
Ciber, Inc.*	7,840	67,894
Cima Labs, Inc.*	1,960	63,935
Cimarex Energy Co.*	5,096	136,012
Cincinnati Bell, Inc.*	33,712	170,246
Cirrus Logic, Inc.*	9,016	69,153
Citizens Banking Corp.	5,488	179,567
City Holding Co.	1,960	68,600
Clarcor, Inc.	3,920	172,872
CLECO Corp.	5,488	98,674
CMGI, Inc.*	48,608	86,522
CMS Energy Corp.*	24,696	210,410
CNET Networks, Inc.*	13,328	90,897
Coeur d’Alene Mines Corp.*	23,520	135,945
Cognex Corp.	5,880	166,051
Coherent, Inc.*	5,488	130,614
Cohu, Inc.	2,744	52,548
Colonial Properties Trust	1,960	77,616
Columbia Laboratories, Inc.*	9,800	61,740
Commerce Group, Inc.	2,744	108,388
Commercial Federal Corp.	7,448	198,936
Commercial Metals Co.	4,704	143,002
Commercial NET Lease Realty	7,448	132,574
Commonwealth Telephone Enterprises, Inc.*	2,744	103,586
Commscope, Inc.*	32,144	524,911
Community Bank System, Inc.	1,176	57,624
Community First Bankshares, Inc.	4,704	136,134
Comstock Resources, Inc.*	6,664	128,615

Common Stocks, continued

	Shares	Value
Conexant Systems, Inc.*	35,280	$175,342
CONMED Corp.*	3,528	83,966
Connecticut Bancshares, Inc.	1,176	60,611
Connetics Corp.*	4,704	85,425
Continental Airlines, Inc. Class—B*	13,720	223,224
Cooper Companies, Inc.	6,664	314,075
Cooper Tire & Rubber Co.	19,600	419,049
Copart, Inc.*	8,624	142,296
Corn Products International, Inc.	5,880	202,566
Cornerstone Realty Income Trust, Inc.	7,056	61,811
Corporate Office Properties Trust	6,272	131,712
Correctional Properties Trust	3,136	90,317
Corrections Corp. of America*	7,448	214,725
Corus Bankshares, Inc.	1,568	49,486
Corvis Corp.*	39,984	67,973
Cost Plus, Inc.*	2,744	112,504
CoStar Group, Inc.*	1,568	65,354
Covance, Inc.*	10,192	273,145
Cray, Inc.*	9,016	89,529
Credence Systems Corp.*	8,232	108,333
Crompton Corp.	18,816	134,911
Crown Holdings, Inc.*	21,560	195,334
CSG Systems International, Inc.*	8,232	102,818
CSK Auto Corp.*	4,312	80,936
CTS Corp.	7,448	85,652
Cubic Corp.	1,960	45,080
Cubist Pharmaceuticals, Inc.*	3,528	42,900
Cumulus Media, Inc.*	5,488	120,736
Cuno, Inc.*	1,960	88,259
Curtiss-Wright Corp.	3,920	176,439
CV Therapeutics, Inc.*	7,056	103,441
CVB Financial Corp.	4,732	91,284
Cyberonics, Inc.*	2,352	75,288
Cymer, Inc.*	7,056	325,917
CYTYC Corp.*	14,504	199,575
Dade Behring Holdings, Inc.*	5,096	182,131
Delphi Financial Group, Inc.—Class A	2,905	104,580
Delta & Pine Land Co.	7,056	179,223
Denbury Resources, Inc.*	4,312	59,980
Dendrite International, Inc.*	3,920	61,426
Diagnostic Products Corp.	2,352	107,980
Dick’s Sporting Goods, Inc.*	1,568	76,299
Digene Corp.*	1,568	62,877
Digital Insight Corp.*	3,528	87,847
Digital River, Inc.*	3,528	77,969
Dillard’s, Inc.—Class A	15,288	251,640
Dime Community Bancshares, Inc.	2,352	72,348
Dionex Corp.*	1,960	90,199
Dollar Thrifty Automotive Group, Inc.*	2,744	71,179
Dot Hill Systems Corp.*	3,528	53,449
DRS Technologies, Inc.*	9,016	250,464
DSP Group, Inc.*	3,528	87,882
Dycom Industries, Inc.*	8,232	220,782
EarthLink, Inc.*	15,288	152,880
East-West Bancorp, Inc.	3,136	168,340
Eastgroup Properties, Inc.	1,960	63,465
Echelon Corp.*	3,528	39,302
Eclipsys Corp.*	4,312	50,192
eFunds Corp.*	5,880	102,018
EGL, Inc.*	3,920	68,835

See accompanying notes to the financial statements.

12

PROFUNDS VP ProFund VP Small-Cap	Schedule of Portfolio Investments December 31, 2003

Common Stocks, continued

	Shares	Value
El Paso Electric Co.*	6,272	$83,731
Electro Scientific Industries, Inc.*	3,528	83,966
Electronics Boutique Holdings Corp.*	1,568	35,892
Electronics for Imaging, Inc.*	5,880	152,997
ElkCorp	2,744	73,265
EMC Corp.*	9,804	126,668
EMCOR Group, Inc.*	2,744	120,462
Emmis Communications Corp.*	5,488	148,450
Empire District Electric Co.	2,744	60,176
Energen Corp.	6,272	257,340
Engineered Support Systems, Inc.	1,568	86,334
Entegris, Inc.*	6,664	85,632
Enterasys Networks, Inc.*	26,656	99,960
Entertainment Properties Trust	3,528	122,457
Enzo Biochem, Inc.*	7,840	140,414
Enzon, Inc.*	15,288	183,456
Equity One, Inc.	3,528	59,553
eResearch Technology, Inc.*	3,528	89,682
ESCO Technologies, Inc.*	3,528	153,997
eSPEED, Inc.—Class A*	2,744	64,237
Esperion Therapeutics, Inc.*	11,760	407,015
Essex Property Trust, Inc.	3,528	226,568
Esterline Technologies Corp.*	3,920	104,546
Evergreen Resources, Inc.*	4,704	152,927
Exar Corp.*	5,096	87,040
ExpressJet Holdings, Inc.*	3,920	58,800
Extended Stay America, Inc.	9,016	130,552
Extreme Networks, Inc.*	12,544	90,442
F5 Networks, Inc.*	2,744	68,874
Federal Signal Corp.	8,232	144,225
FEI Co.*	9,016	202,860
FelCor Lodging Trust, Inc.*	6,272	69,494
Ferro Corp.	11,368	309,324
Filenet Corp.*	4,312	116,769
Financial Federal Corp.*	1,568	47,902
Finish Line, Inc.—Class A*	1,960	58,741
First Commonwealth Financial Corp.	9,408	134,158
First Community Bancorp—Class A	1,568	56,668
First Industrial Realty Trust, Inc.	7,840	264,600
First Niagara Financial Group, Inc.	10,976	163,652
First Republic Bank	2,352	84,202
FirstFed Financial Corp.*	3,528	153,468
Flagstar Bancorp, Inc.	6,272	134,346
Fleetwood Enterprises, Inc.*	4,704	48,263
FLIR Systems, Inc.*	4,312	157,388
Florida East Coast Industries, Inc.	1,568	51,901
Flowers Foods, Inc.	5,488	141,590
Flowserve Corp.*	14,112	294,658
FMC Corp.*	6,272	214,063
Forest Oil Corp.*	7,448	212,789
Fossil, Inc.*	3,136	87,839
Franklin Electric Co., Inc.	784	47,424
Fred’s, Inc.	4,704	145,730
Fremont General Corp.	9,800	165,718
Frontier Airlines, Inc.*	3,528	50,309
Frontier Oil Corp.	3,136	54,002
FTI Consulting, Inc.*	5,488	128,255
Fuller (H. B.) Co.	5,096	151,555
G & K Services, Inc.	1,960	72,030
Gables Residential Trust	4,704	163,417

Common Stocks, continued

	Shares	Value
GameStop Corp.*	4,704	$72,489
Gartner Group, Inc.*	10,192	115,272
Gateway, Inc.*	28,224	129,830
GATX Corp.	5,488	153,554
Gen-Probe, Inc.*	5,488	200,147
Genesco, Inc.*	7,448	112,688
Genesis Microchip, Inc.*	11,760	212,150
Genlyte Group, Inc.*	1,568	91,540
Genta, Inc.*	5,880	61,211
Georgia Gulf Corp.	6,664	192,456
Getty Realty Corp.	1,960	51,254
Glacier Bancorp, Inc.	2,352	76,205
Glenborough Realty Trust, Inc.	4,312	86,024
Glimcher Realty Trust	7,056	157,913
Global Imaging Systems, Inc.*	1,568	49,784
GlobespanVirata, Inc.*	13,720	80,674
Gold Banc Corp., Inc.	12,936	181,880
Golden Telecom, Inc.*	1,568	43,512
Goodyear Tire & Rubber Co.*	19,600	154,056
GrafTech International, Ltd.*	7,056	95,256
Granite Construction, Inc.	4,312	101,289
Gray Television, Inc.	5,096	77,052
Great Lakes Chemical Corp.	7,056	191,853
Greater Bay Bancorp	6,664	189,791
Grey Wolf, Inc.*	21,952	82,100
Griffon Corp.*	3,136	63,535
Group 1 Automotive, Inc.*	1,960	70,932
Guitar Center, Inc.*	1,568	51,085
Gymboree Corp.*	10,584	182,362
Hain Celestial Group, Inc.*	2,744	63,688
Handleman Co.	3,136	64,382
Hanover Compressor Co.*	9,800	109,270
Harbor Florida Bancshares, Inc.	2,744	81,524
Harland (John H.) Co.	5,488	149,822
Harleysville Group, Inc.	3,920	77,969
Health Care REIT, Inc.	9,800	352,799
Heartland Express, Inc.	3,920	94,825
Hecla Mining Co.*	14,112	116,988
Helix Technology Corp.	4,312	88,741
Hercules, Inc.*	11,760	143,472
Heritage Property Investment Trust	2,352	66,914
Highwoods Properties, Inc.	9,408	238,963
Hilb, Rogal & Hamilton Co.	6,272	201,143
Hollinger International, Inc.	5,488	85,723
Hollywood Entertainment Corp.*	6,664	91,630
Home Properties of New York, Inc.	5,488	221,660
Hooper Holmes, Inc.	7,448	46,029
Horace Mann Educators Corp.	5,096	71,191
Hot Topic, Inc.*	5,880	173,225
Houston Exploration Co.*	1,568	57,263
Hudson River Bancorp, Inc.	1,960	76,499
Hughes Supply, Inc.	4,312	213,962
Hutchinson Technology, Inc.*	2,744	84,351
Hyperion Solutions Corp.*	4,704	141,779
IDACORP, Inc.	4,704	140,744
Identix, Inc.*	12,152	54,076
IDEX Corp.	3,528	146,730
IGEN International, Inc.*	2,352	138,556
IHOP Corp.	2,352	90,505
ILEX Oncology, Inc.*	4,704	99,960

See accompanying notes to the financial statements.

13

PROFUNDS VP ProFund VP Small-Cap	Schedule of Portfolio Investments December 31, 2003

Common Stocks, continued

	Shares	Value
Imagistics International, Inc.*	1,960	$73,500
IMC Global, Inc.	14,112	140,132
IMPAC Mortgage Holdings, Inc.	6,272	114,213
Impax Laboratories, Inc.*	3,920	56,409
INAMED Corp.*	3,528	169,556
Independent Bank Corp.	2,352	66,703
Infinity Property & Casualty Corp.	6,664	220,245
Informatica Corp.*	8,232	84,790
Infospace, Inc.*	3,136	72,285
Insight Communications Co., Inc.*	5,488	56,581
Insight Enterprises, Inc.*	5,880	110,544
Insituform Technologies, Inc.—Class A*	2,744	45,276
Inspire Pharmaceuticals, Inc.*	3,528	49,956
Integra LifeSciences Holdings*	2,352	67,338
Inter-Tel, Inc.	2,352	58,753
Intergraph Corp.*	5,880	140,650
Intermagnetics General Corp.*	1,960	43,434
InterMune, Inc.*	7,056	163,417
International Multifoods Corp.*	1,960	35,280
Internet Security Systems, Inc.*	4,704	88,576
Interstate Bakeries Corp.	8,624	122,720
Invacare Corp.	3,136	126,600
Inveresk Research Group, Inc.*	5,488	135,718
Investment Technology Group, Inc.*	9,408	151,939
Invision Technologies, Inc.*	1,960	65,797
Iomega Corp.	9,800	58,604
Ionics, Inc.*	1,960	62,426
Itron, Inc.*	2,352	43,183
J2 Global Communications, Inc.*	1,960	48,549
Jack in the Box, Inc.*	4,312	92,104
Jacuzzi Brands, Inc.*	9,800	69,482
Jarden Corp.*	6,272	171,476
JDA Software Group, Inc.*	3,528	58,247
JLG Industries, Inc.	5,488	83,582
Jo-Ann Stores, Inc.*	1,960	39,984
Jones Lang LaSalle, Inc.*	3,920	81,262
Journal Register Co.*	3,920	81,144
Joy Global, Inc.	6,272	164,013
K-Swiss, Inc.—Class A	3,136	75,452
K-V Pharmaceutical Co.*	6,272	159,936
K2, Inc.*	3,528	53,661
Kansas City Southern Industries, Inc.*	11,760	168,403
Kaydon Corp.	5,488	141,810
Keane, Inc.*	6,664	97,561
Kellwood Co.	7,056	289,297
Kelly Services, Inc.—Class A	1,960	55,938
KEMET Corp.*	23,128	316,622
Kennametal, Inc.	5,880	233,730
Kilroy Realty Corp.	3,528	115,542
Kindred Healthcare, Inc.*	1,176	61,128
Kirby Corp.*	2,352	82,038
Knight Trading Group, Inc.*	9,408	137,733
Knight Transportation, Inc.*	3,136	80,438
Kopin Corp.*	10,584	71,019
Korn/Ferry International*	7,056	94,127
KOS Pharmaceuticals, Inc.*	1,176	50,615
Kramont Realty Trust	4,312	78,047
Kroll, Inc.*	4,704	122,304
Kronos, Inc.*	3,528	139,744
Kulicke & Soffa Industries, Inc.*	7,056	101,465

Common Stocks, continued

	Shares	Value
Kyphon, Inc.*	2,352	$58,400
La Quinta Corp.*	18,032	115,585
Laclede Group, Inc.	3,528	100,724
LandAmerica Financial Group, Inc.	3,920	204,859
Landauer, Inc.	2,352	95,915
Landry’s Restaurants, Inc.	2,744	70,576
Landstar System, Inc.*	3,136	119,293
Lattice Semiconductor Corp.*	13,328	129,015
Lennox International, Inc.	5,488	91,650
Lexar Media, Inc.*	6,664	116,154
Lexington Corporate Properties Trust	3,920	79,145
Liberty Corp.	1,960	88,572
LifePoint Hospitals, Inc.*	4,704	138,533
Ligand Pharmaceuticals, Inc.—Class B*	7,448	109,411
Lin TV Corp.*	3,136	80,940
Lincoln Electric Holdings, Inc.	3,920	96,981
Linens ‘n Things, Inc.*	8,624	259,410
Littelfuse, Inc.*	2,352	67,785
Lone Star Technologies, Inc.*	3,136	50,113
Longs Drug Stores Corp.	8,624	213,358
Longview Fibre Co.	6,664	82,300
LookSmart, Ltd.*	72,520	112,406
Louisiana-Pacific Corp.*	13,720	245,314
LTX Corp.*	8,624	129,619
M/I Schottenstein Homes, Inc.	1,176	45,923
Macdermid, Inc.	5,096	174,487
Macrovision Corp.*	12,936	292,223
MAF Bancorp, Inc.	2,744	114,974
Magma Design Automation, Inc.*	4,312	100,642
Magnum Hunter Resources, Inc.*	8,624	82,014
Manhattan Associates, Inc.*	2,744	75,844
Manitowoc Co.	3,136	97,843
Manufactured Home Communities, Inc.	4,704	177,106
Martek Biosciences Corp.*	2,744	178,278
Massey Energy Co.	17,248	358,758
Matthews International Corp.—Class A	3,528	104,394
Maverick Tube Corp.*	9,408	181,104
Maximus, Inc.*	3,528	138,051
MB Financial, Inc.	1,729	62,936
Medarex, Inc.*	9,408	58,612
Mentor Corp.	5,096	122,610
Mentor Graphics Corp.*	8,624	125,393
Mercury Computer Systems, Inc.*	2,744	68,326
Meritage Corp.*	1,176	77,981
Methode Electronics, Inc.—Class A	4,312	52,736
MFA Mortgage Investments, Inc.	7,448	72,618
MGE Energy, Inc.	3,136	98,815
MGI Pharma, Inc.*	5,880	241,962
Micrel, Inc.*	8,624	134,362
Micromuse, Inc.*	7,056	48,686
Micros Systems, Inc.*	1,960	84,986
Microsemi Corp.*	8,624	211,978
MicroStrategy, Inc.*	1,176	61,716
Mid-America Apartment Communities, Inc.	1,960	65,817
Mid-State Bancshares	2,744	69,807
Millennium Chemicals, Inc.	8,232	104,382
Minerals Technologies, Inc.	1,960	116,130
MKS Instruments, Inc.*	3,136	90,944
Modine Manufacturing Co.	2,744	74,033
Monaco Coach Corp.*	3,136	74,637

See accompanying notes to the financial statements.

14

PROFUNDS VP ProFund VP Small-Cap	Schedule of Portfolio Investments December 31, 2003

Common Stocks, continued

	Shares	Value
Moog, Inc.—Class A*	1,960	$96,824
Movie Gallery, Inc.*	3,136	58,580
MPS Group, Inc.*	17,248	161,269
MRO Software, Inc.*	13,720	184,671
Mueller Industries, Inc.*	5,880	202,037
Mykrolis Corp.*	3,920	63,034
Myriad Genetics, Inc.*	10,976	141,151
National Health Investors, Inc.	4,312	107,283
Nationwide Health Properties, Inc.	11,368	222,244
Navigant Consulting Co.*	6,272	118,290
NBTY, Inc.*	6,664	178,995
NCO Group, Inc.*	2,352	53,555
NDCHealth Corp.	9,800	251,076
Nektar Therapeutics*	5,880	80,027
Net.B@nk, Inc.	6,272	83,731
NetIQ Corp.*	6,664	88,298
New Century Financial Corp.	3,528	139,956
New Jersey Resources Corp.	4,704	181,151
Newcastle Investment Corp.	6,272	169,971
Newport Corp.*	5,096	84,237
NII Holdings, Inc.—Class B*	1,568	117,020
Nordson Corp.	3,136	108,286
Northwest Airlines Corp. Class A*	7,840	98,941
Northwest Natural Gas Co.	4,704	144,648
Novastar Financial, Inc.	2,352	101,042
NPS Pharmaceuticals, Inc.*	3,528	108,451
Oceaneering International, Inc.*	2,744	76,832
Ocular Sciences, Inc.*	2,352	67,526
Odyssey Healthcare, Inc.*	3,920	114,699
Offshore Logistics, Inc.*	4,312	105,730
Ohio Casualty Corp.*	7,056	122,492
Old Dominion Freight Line, Inc.*	1,176	40,078
Olin Corp.	9,016	180,861
OM Group, Inc.*	6,272	164,264
OmniVision Technologies, Inc.*	2,744	151,606
Onyx Pharmaceuticals, Inc.*	3,136	88,529
Openwave Systems, Inc.*	7,840	86,240
Orbital Sciences Corp.*	5,880	70,678
Oriental Financial Group, Inc.	5,995	154,066
Oshkosh Truck Corp.	3,920	200,037
OSI Pharmaceuticals, Inc.*	6,272	202,021
Overseas Shipholding Group, Inc.	1,960	66,738
Owens & Minor, Inc.	6,664	146,008
P.F. Chang’s China Bistro, Inc.*	3,136	159,560
Pacer International, Inc.*	2,744	55,484
Pacific Capital Bancorp	4,312	158,768
Pacific Sunwear of California, Inc.*	9,016	190,418
PalmOne, Inc.*	3,528	41,454
Panera Bread Co.*	3,528	139,462
Parametric Technology Corp.*	27,832	109,658
PAREXEL International Corp.*	3,136	50,991
Park Electrochemical Corp.	5,880	155,761
Parkway Properties, Inc.	1,176	48,922
Patina Oil & Gas Corp.	5,488	268,858
Paxar Corp.*	6,664	89,298
Payless ShoeSource, Inc.*	12,936	173,342
Pediatrix Medical Group, Inc.*	2,744	151,167
Penn National Gaming, Inc.*	3,920	90,474
Pennsylvania REIT	4,312	156,526
Penwest Pharmaceuticals Co.*	8,624	149,023

Common Stocks, continued

	Shares	Value
Pep Boys-Manny, Moe & Jack	7,840	$179,301
Per-Se Technologies, Inc.*	3,528	53,837
Perot Systems Corp.—Class A*	9,408	126,820
Perrigo Co.	7,840	123,245
PETCO Animal Supplies, Inc.*	4,704	143,237
Philadelphia Consolidated Holding Corp.*	1,960	95,707
Photon Dynamics, Inc.*	9,016	362,805
Photronics, Inc.*	6,272	124,938
Pinnacle Systems, Inc.*	9,408	80,250
Plains Exploration & Production Co.*	4,704	72,395
Planar Systems, Inc.*	3,528	85,801
Plantronics, Inc.*	14,504	473,556
Plexus Corp.*	5,096	87,498
PNM Resources, Inc.	5,096	143,198
PolyMedica Corp.	2,352	61,881
PolyOne Corp.*	11,760	75,146
Post Properties, Inc.	7,056	197,004
Potlatch Corp.	3,136	109,039
Power Integrations, Inc.*	3,136	104,931
Power-One, Inc.*	8,232	89,153
Powerwave Technologies, Inc.*	8,624	65,974
Prentiss Properties Trust	3,920	129,321
Price Communications Corp.*	14,504	199,140
PRICELINE.COM, Inc.*	2,352	42,101
PRIMEDIA, Inc.*	19,208	54,359
Priority Healthcare Corp.—Class B*	4,312	103,962
ProAssurance Corp.*	2,744	88,220
Progress Software Corp.*	3,136	64,163
ProQuest Co.*	5,096	150,077
Provident Bankshares Corp.	10,192	300,052
Provident Financial Services, Inc.	10,192	192,629
Province Healthcare Co.*	5,880	94,080
PS Business Parks, Inc.	3,528	145,565
PSS World Medical, Inc.*	8,624	104,092
Quanex Corp.	1,960	90,356
Quanta Services, Inc.*	9,408	68,678
Quantum Corp.*	18,424	57,483
Quest Software, Inc.*	5,096	72,363
Quiksilver, Inc.*	11,368	201,555
R & G Financial Corp.—Class B	3,920	156,016
RAIT Investment Trust	3,528	90,317
Ralcorp Holdings, Inc.*	7,840	245,863
RARE Hospitality International, Inc.*	4,704	114,966
Rayovac Corp.*	3,920	82,124
Reckson Associates Realty Corp.	6,272	152,410
Redwood Trust, Inc.	3,528	179,399
Regal-Beloit Corp.	2,744	60,368
Regeneron Pharmaceuticals, Inc.*	4,312	63,430
RehabCare Group, Inc.*	3,920	83,339
Reliance Steel & Aluminum Co.	3,136	104,147
REMEC, Inc.*	10,976	92,308
Remington Oil & Gas Corp.*	2,744	54,029
Republic Bancorp, Inc.	6,664	89,897
Resources Connection, Inc.*	2,352	64,233
Retek, Inc.*	13,720	127,322
Rewards Network, Inc.*	2,744	29,251
RF Micro Devices, Inc.*	22,344	224,557
RLI Corp.	2,352	88,106
Rock-Tenn Co.	3,136	54,127

See accompanying notes to the financial statements.

15

PROFUNDS VP ProFund VP Small-Cap	Schedule of Portfolio Investments December 31, 2003

Common Stocks, continued

	Shares	Value
Rogers Corp.*	1,960	$86,475
Rollins, Inc.	3,920	88,396
Roper Industries, Inc.	5,880	289,648
Roxio, Inc.*	31,752	152,092
Royal Gold, Inc.	1,960	41,023
RSA Security, Inc.*	5,880	83,496
Ruddick Corp.	3,920	70,168
Rudolph Technologies, Inc.*	7,448	182,774
Russell Corp.	3,136	55,068
Ryan’s Family Steak Houses, Inc.*	5,488	83,088
SafeNet, Inc.*	1,176	36,186
Saga Communications, Inc.*	4,312	79,901
Saxon Capital, Inc.*	3,528	73,912
ScanSource, Inc.*	1,176	53,649
School Specialty, Inc.*	1,960	66,660
Schulman (A.), Inc.	3,528	75,217
Scientific Games Corp.—Class A*	6,272	106,687
SCP Pool Corp.*	2,352	76,863
Seacoast Financial Services Corp.	3,136	85,958
SEACOR SMIT, Inc.*	3,528	148,283
Select Comfort Corp.*	2,352	58,236
Select Medical Corp.	5,488	89,345
Selective Insurance Group, Inc.	3,528	114,166
Semtech Corp.*	9,016	204,934
Senior Housing Properties Trust	5,880	101,312
Sensient Technologies Corp.	7,448	147,247
SERENA Software, Inc.*	2,744	50,352
Serologicals Corp.*	12,152	226,027
Sharper Image Corp.*	4,704	153,586
Shaw Group, Inc.*	18,424	250,934
Shuffle Master, Inc.*	7,840	271,421
Sierra Health Services, Inc.*	7,448	204,448
Sierra Pacific Resources*	15,288	112,214
Silicon Storage Technology, Inc.*	10,192	112,112
Silicon Valley Bancshares*	3,528	127,255
Simpson Manufacturing Co., Inc.*	1,960	99,686
Sinclair Broadcast Group—Class A*	6,664	99,427
Six Flags, Inc.*	12,152	91,383
SkyWest, Inc.	7,448	134,958
Skyworks Solutions, Inc.*	18,032	156,878
SL Green Realty Corp.	5,488	225,282
Smith (A.O.) Corp.	1,960	68,698
Sohu.com, Inc.*	3,528	105,875
Sola International, Inc.*	2,744	51,587
Solutia, Inc.*	13,720	4,939
Sonic Automotive, Inc.	5,488	125,785
Sonic Corp.*	5,096	156,040
SonoSite, Inc.*	6,664	142,876
Sonus Networks, Inc.*	25,872	195,592
Sotheby’s Holdings, Inc.—Class A*	5,488	74,966
Sourcecorp*	1,960	50,235
South Financial Group, Inc.	5,880	163,817
South Jersey Industries, Inc.	2,744	111,132
Southern Union Co.*	10,584	194,746
Southwest Bancorporation of Texas, Inc.	3,528	137,063
Southwest Gas Corp.	5,096	114,405
Southwestern Energy Co.*	6,664	159,270
Sovran Self Storage, Inc.	1,568	58,251
Spartech Corp.	2,744	67,612
Spherion Corp.*	10,976	107,455

Common Stocks, continued

	Shares	Value
Spinnaker Exploration Co.*	5,488	$177,098
St. Mary Land & Exploration Co.	3,528	100,548
Stage Stores, Inc.*	1,568	43,747
Standard Pacific Corp.	5,880	285,474
Staten Island Bancorp, Inc.	18,424	414,540
Steel Dynamics, Inc.*	4,704	110,497
Sterling Bancorp	9,408	268,128
Sterling Bancshares, Inc.	5,096	67,930
Sterling Financial Corp.*	1,568	53,673
Stewart & Stevenson Services, Inc.	5,488	77,106
Stewart Enterprises, Inc.—Class A*	12,544	71,250
Stewart Information Services Corp.	1,960	79,478
Stone Energy Corp.*	4,704	199,685
Strayer Education, Inc.	1,176	127,984
Stride Rite Corp.	6,272	71,375
Summit Properties, Inc.	3,528	84,743
Sun Communities, Inc.	1,568	60,682
Sunrise Assisted Living, Inc.*	4,704	182,233
Superior Energy Services, Inc.*	6,272	58,957
Superior Industries International, Inc.	4,312	187,658
SurModics, Inc.*	1,568	37,475
Susquehanna Bancshares, Inc.	5,096	127,451
Swift Energy Co.*	13,720	231,183
SWS Group, Inc.	3,528	62,798
Sybase, Inc.*	17,640	363,030
Sybron Dental Special, Inc.*	4,704	132,182
Sycamore Networks, Inc.*	21,560	112,974
Sylvan Learning Systems, Inc.*	4,312	124,142
Symyx Technologies, Inc.*	2,744	56,389
Take-Two Interactive Software, Inc.*	4,704	135,522
Tanger Factory Outlet Centers, Inc.	2,352	95,726
Tanox, Inc.*	3,136	46,570
Taubman Centers, Inc.	5,488	113,053
Techne Corp.*	7,448	281,386
Technitrol, Inc.*	7,056	146,341
Tecumseh Products Co.	1,960	94,923
Tekelec*	6,664	103,625
Teledyne Technologies, Inc.*	5,880	110,838
Telik, Inc.*	3,920	90,199
Terex Corp.*	5,488	156,298
Terrayon Communication Systems, Inc.*	8,624	38,808
Tesoro Petroleum Corp.*	7,448	108,517
Tetra Tech, Inc.*	6,272	155,921
TETRA Technologies, Inc.*	2,352	57,012
Texas Industries, Inc.	2,744	101,528
Texas Regional Bancshares, Inc.— Class A	2,744	101,528
The Medicines Co.*	5,488	161,676
The Men’s Wearhouse, Inc.*	4,312	107,843
The Phoenix Companies, Inc.	12,152	146,310
The Sports Authority, Inc.*	2,352	90,317
The Warnaco Group, Inc.*	18,032	287,610
Thomas & Betts Corp.	12,544	287,132
Thor Industries, Inc.	2,352	132,229
Thoratec Corp.*	6,272	81,599
THQ, Inc.*	4,704	79,545
Tibco Software, Inc.*	10,976	74,308
Titan Corp.*	14,112	307,784
Tom Brown, Inc.*	3,920	126,420
Too, Inc.*	18,424	310,997

See accompanying notes to the financial statements.

16

PROFUNDS VP ProFund VP Small-Cap	Schedule of Portfolio Investments December 31, 2003

Common Stocks, continued

	Shares	Value
Toro Co.	4,312	$200,077
Town & Country Trust	3,528	89,435
Tractor Supply Co.*	3,528	137,204
Transaction Systems Architects, Inc.*	4,312	97,581
Tredegar Corp.	3,920	60,878
Trimble Navigation, Ltd.*	3,920	145,981
Trimeris, Inc.*	3,528	74,017
Trinity Industries, Inc.	4,312	132,982
TriQuint Semiconductor, Inc.*	17,640	124,715
Triumph Group, Inc.*	3,136	114,150
Trust Co. of New Jersey	2,352	93,327
TrustCo Bank Corp. NY	16,464	216,502
Tuesday Morning Corp.*	1,568	47,432
Tularik, Inc.*	5,488	88,631
Tupperware Corp.	14,896	258,297
UCBH Holdings, Inc.	5,488	213,867
UICI*	4,704	62,469
UIL Holdings Corp.	10,192	459,659
Ultratech Stepper, Inc.*	2,352	69,078
UMB Financial Corp.	1,960	93,178
Umpqua Holdings Corp.	3,528	73,347
Unisource Energy Corp.	3,528	87,000
Unit Corp.*	4,704	110,779
United Auto Group, Inc.	1,960	61,348
United National Bancorp	2,352	84,037
United Natural Foods, Inc.*	2,352	84,460
United Online, Inc.*	5,096	85,562
United Rentals, Inc.*	9,800	188,748
United Stationers, Inc.*	3,920	160,407
United Surgical Partners International, Inc.*	1,960	65,621
United Therapeutics Corp.*	1,960	44,982
Universal Compression Holdings, Inc.*	3,528	92,292
Universal Corp.	3,136	138,517
Universal Forest Products, Inc.	1,960	63,073
Universal Health Realty Income Trust	9,408	283,181
Unizan Financial Corp.	2,744	55,566
Unova, Inc.*	5,880	134,946
Urban Outfitters, Inc.*	3,136	116,189
US Oncology, Inc.*	9,016	97,012
USEC, Inc.	10,584	88,906
USF Corp.	3,528	120,622
USG Corp.*	4,704	77,945
ValueClick, Inc.*	8,624	78,306
Varian Semiconductor Equipment Associates, Inc.*	6,272	274,023
Varian, Inc.*	5,096	212,656
VCA Antech, Inc.*	3,920	121,442
Veeco Instruments, Inc.*	2,744	77,381
Ventana Medical Systems, Inc.*	1,568	61,779
Ventas, Inc.	10,192	224,224
Vertex Pharmaceuticals, Inc.*	9,800	100,254
Viasys Healthcare, Inc.*	3,920	80,752
Vicuron Pharmaceuticals, Inc.*	5,880	109,662
Vignette Corp.*	27,440	62,289
Vintage Petroleum, Inc.	6,272	75,452
Visteon Corp.	16,856	175,471
VISX, Inc.*	9,016	208,721
Vitesse Semiconductor Corp.*	27,048	158,772
W Holding Co., Inc.	8,624	160,493

Common Stocks, continued

	Shares	Value
W-H Energy Services, Inc.*	2,744	$44,453
Wabash National Corp.*	3,136	91,885
Wabtec Corp.	3,920	66,797
Washington Group International, Inc.*	3,136	106,530
Washington REIT	6,272	183,142
Waste Connections, Inc.*	3,528	133,253
Watson Wyatt & Company Holdings*	4,312	104,135
Wausau-Mosinee Paper Corp.	4,704	63,598
Waypoint Financial Corp.	5,096	110,532
WD-40 Co.	1,960	69,306
WebEx Communications, Inc.*	3,136	63,034
webMethods, Inc.*	5,880	53,802
Websense, Inc.*	2,352	68,772
Weis Markets, Inc.	1,176	42,689
Wesbanco, Inc.	3,528	97,690
Westar Energy, Inc.	8,624	174,636
Westcorp	1,568	57,310
Western Wireless Corp.—Class A*	6,664	122,351
WFS Financial, Inc.*	1,568	66,577
White Electronic Designs Corp.*	31,752	279,417
Wilson Greatbatch Technologies, Inc.*	5,096	215,407
Wind River Systems, Inc.*	9,016	78,980
Winnebago Industries, Inc.	1,568	107,800
Wintrust Financial Corp.	1,960	88,396
Wireless Facilities, Inc.*	3,528	52,426
WMS Industries, Inc.*	5,488	143,786
Wolverine World Wide, Inc.	7,448	151,790
Woodward Governor Co.	784	44,555
Wright Medical Group, Inc.*	3,528	107,392
Yankee Candle Co., Inc.*	3,920	107,134
Yellow Roadway Corp.*	4,411	159,563
York International Corp.	6,272	230,809
Zale Corp.*	3,920	208,544
Zoran Corp.*	11,760	204,506

TOTAL COMMON STOCKS (Cost $93,771,207)		101,339,886

U.S. Government Agency Obligations (9.0%)

	Principal Amount
Federal Home Loan Bank, 0.50%, 01/02/04	$5,742,000	5,741,921
Federal National Mortgage Association, 0.50%, 01/02/04	5,742,000	5,741,920

TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS (Cost $11,483,841)		11,483,841

U.S. Treasury Obligations (4.5%)
U.S. Treasury Bills, 0.50%, 01/02/04	5,742,000	5,741,920

TOTAL U.S. TREASURY OBLIGATIONS (Cost $5,741,920)		5,741,920

See accompanying notes to the financial statements.

17

PROFUNDS VP ProFund VP Small-Cap	Schedule of Portfolio Investments December 31, 2003

Repurchase Agreements (9.0%)

	Principal Amount	Value
State Street Bank, 0.70%, 01/02/04, dated 12/31/03, with maturity value of $5,738,223 (Fully collateralized by a Federal Home Loan Mortgage Security)	$5,738,000	$5,738,000
UBS Bank, 0.70%, 01/02/04, dated 12/31/03, with maturity value of $5,742,223 (Fully collateralized by a Federal National Mortgage Association Security)	5,742,000	5,742,000

TOTAL REPURCHASE AGREEMENTS (Cost $11,480,000)		11,480,000

TOTAL INVESTMENT SECURITIES (Cost $122,476,968)—102.1%		130,045,647
Net other assets (liabilities)—(2.1)%		(2,710,841)

NET ASSETS—100.0%		$127,334,806

Futures Contracts Purchased

	Contracts	Unrealized Appreciation (Depreciation)
Russell 2000 Futures Contract expiring March 2004 (Underlying face amount at value $17,514,000)	63	$352,516
E-Mini Russell 2000 Futures Contract expiring March 2004 (Underlying face amount at value $7,617,200)	137	148,742
Swap Agreements

	Units	Unrealized Appreciation (Depreciation)
Equity Index Swap Agreement based on the Russell 2000 Index expiring 03/26/04 (Underlying notional amount at value $214,114)	198	$870
Equity Index Swap Agreement based on the Russell 2000 Index expiring 03/26/04 (Underlying notional amount at value $111,323)	384	450

ProFund VP Small-Cap invested, as a percentage of net assets, in the following industries, as of December 31, 2003:

Advertising	0.4%
Aerospace/Defense	1.0%
Agriculture	0.2%
Airlines	0.8%
Apparel	1.0%
Auto Manufactures	0.2%
Auto Parts & Equipment	0.9%
Banks	4.5%
Biotechnology	1.4%
Building Materials	0.7%
Chemicals	2.3%
Coal	0.5%
Commercial Services	2.6%
Computers	2.0%

Distribution/Wholesale	0.6%
Diversified Financial Services	1.0%
Electric	1.8%
Electrical Components & Equipment	0.6%
Electronics	3.3%
Engineering & Construction	0.5%
Entertainment	0.9%
Environmental Control	0.3%
Food	1.2%
Forest & Paper Products	0.4%
Gas	0.9%
Hand/Machine Tools	0.4%
Health Care—Products	2.9%
Healthcare—Services	1.8%
Home Builders	0.8%
Household Products/Wares	1.1%
Housewares	0.2%
Insurance	1.8%
Internet	2.2%
Iron/Steel	0.5%
Leisure Time	0.4%
Lodging	0.4%
Machinery—Construction & Mining	0.3%
Machinery—Diversified	1.3%
Media	0.9%
Metal Fabricate/Hardware	0.8%
Mining	0.3%
Miscellaneous Manufacturing	1.4%
Office/Business Equipment	0.1%
Oil & Gas	2.2%
Oil & Gas Services	0.7%
Packaging & Containers	0.2%
Pharmaceuticals	3.4%
Pipelines	0.1%
Real Estate	0.2%
Real Estate Investment Trust	6.3%
Retail	5.5%
Savings & Loans	2.2%
Semiconductors	3.6%
Software	3.2%
Telecommunication	2.9%
Textiles	0.1%
Transportation	1.2%
Trucking & Leasing	0.1%
Water	0.1%
Other**	20.4%

*	Non-income producing security
**	Including debt securities, repurchase agreements, options purchased, and net other assets (liabilities).

See accompanying notes to the financial statements.

18

PROFUNDS VP

ProFund VP Small-Cap

Statement of Assets and Liabilities

December 31, 2003
Assets:
Investment securities, at value (cost $110,996,968)	$118,565,647
Repurchase agreements, at cost	11,480,000

Total Investments	130,045,647
Cash	347,137
Segregated cash balances with brokers for futures contracts	1,509,187
Dividends and interest receivable	99,240
Unrealized appreciation on swap contracts	1,320
Prepaid expenses	329

Total Assets	132,002,860

Liabilities:
Payable for capital shares redeemed	3,999,757
Variation margin on futures contracts	404,592
Advisory fees payable	73,057
Management services fees payable	14,611
Administration fees payable	4,405
Administrative services fees payable	66,034
Distribution fees payable	65,963
Other accrued expenses	39,635

Total Liabilities	4,668,054

Net Assets	$127,334,806

Net Assets consist of:
Capital	$116,498,374
Accumulated net investment income (loss)	2
Accumulated net realized gains (losses) on investments	2,765,173
Net unrealized appreciation (depreciation) on investments	8,071,257

Net Assets	$127,334,806

Shares of Beneficial Interest Outstanding	4,027,066

Net Asset Value (offering and redemption price per share)	$31.62

Statement of Operations

For the year ended December 31, 2003
Investment Income:
Dividends	$430,425
Interest	303,202

Total Investment Income	733,627

Expenses:
Advisory fees	454,879
Management services fees	90,976
Administration fees	28,543
Transfer agency and administrative service fees	187,307
Distribution fees	151,626
Custody fees	51,667
Fund accounting fees	49,065
Other fees	35,942

Total Gross Expenses before reductions	1,050,005
Less Expenses reduced by the Advisor	(1,034)

Total Net Expenses	1,048,971

Net Investment Income (Loss)	(315,344)

Realized and Unrealized Gains (Losses) on Investments:
Net realized gains (losses) on investment securities	4,781,252
Net realized gains (losses) on futures contracts	6,299,655
Net realized gains (losses) on swap agreements	514,830
Change in net unrealized appreciation/depreciation on investments	8,241,792

Net Realized and Unrealized Gains (Losses) on Investments	19,837,529

Change in Net Assets Resulting from Operations	$19,522,185

See accompanying notes to the financial statements.

19

PROFUNDS VP

ProFund VP Small-Cap

Statements of Changes in Net Assets

	For the year ended December 31, 2003	For the year ended December 31, 2002
From Investment Activities:
Operations:
Net investment income (loss)	$(315,344)	$(199,211)
Net realized gains (losses) on investments	11,595,737	(6,618,131)
Change in net unrealized appreciation/depreciation on investments	8,241,792	(1,045,114)

Change in net assets resulting from operations	19,522,185	(7,862,456)

Capital Transactions:
Proceeds from shares issued	317,214,802	321,293,250
Cost of shares redeemed	(248,014,063)	(294,783,892)

Change in net assets resulting from capital transactions	69,200,739	26,509,358

Change in net assets	88,722,924	18,646,902
Net Assets:
Beginning of period	38,611,882	19,964,980

End of period	$127,334,806	$38,611,882

Accumulated net investment income (loss)	$2	$14,382

Share Transactions:
Issued	11,747,664	12,979,957
Redeemed	(9,464,090)	(11,935,533)

Change in shares	2,283,574	1,044,424

See accompanying notes to the financial statements.

20

PROFUNDS VP

ProFund VP Small-Cap

Financial Highlights

Selected data for a share of beneficial interest outstanding throughout the periods indicated.

	For the year ended December 31, 2003		For the year ended December 31, 2002		For the period May 1, 2001(a) through December 31, 2001
Net Asset Value, Beginning of Period	$22.15		$28.56		$30.00

Investment Activities:
Net investment income (loss)	(0.14	)(b)	(0.16	)(b)	(0.10	)(b)
Net realized and unrealized gains (losses) on investments	9.61		(6.25)		(1.34)

Total income (loss) from investment activities	9.47		(6.41)		(1.44)

Net Asset Value, End of Period	$31.62		$22.15		$28.56

Total Return	42.75%		(22.44)%		(4.80	)%(c)
Ratios to Average Net Assets:
Gross expenses(d)	1.73%		1.97%		2.65%
Net expenses(d)	1.73%		1.97%		2.25%
Net investment income (loss)(d)	(0.52)%		(0.62)%		(0.53)%
Supplemental Data:
Net assets, end of period (000’s)	$127,335		$38,612		$19,965
Portfolio turnover rate(e)	189%		527%		2,627	%(c)

(a)	Commencement of operations
(b)	Per share net investment income (loss) has been calculated using the daily average shares method.
(c)	Not annualized for periods less than one year.
(d)	Annualized for periods less than one year.
(e)	Portfolio turnover rate is calculated without regard to instruments (including options, swap agreements and futures contracts) having a maturity of less than one year.

See accompanying notes to the financial statements.

21

ProFund VP OTC

The ProFund VP OTC seeks daily investment results, before fees and expenses, that correspond to the daily performance of the NASDAQ-100® Index. For the year ended December 31, 2003, the Fund had a total return of 46.75%1, compared to a return of 49.12%2 for the Index. For the year, the Fund achieved an average daily statistical correlation of over 0.99 to the daily performance of the Index.3

The Fund applies a mathematical approach to investing. In doing so it takes positions in securities and/or financial instruments that, in combination, should have similar daily return characteristics as the Index. The NASDAQ-100 Index represents the largest non-financial domestic and international issues listed on The NASDAQ Stock Market. To be eligible for inclusion companies cannot be in bankruptcy proceedings and must meet certain additional criteria including minimum trading volume and “seasoning,” requirements. The Index is calculated under a modified capitalization-weighted methodology.

The NASDAQ-100 Index stayed true to form in 2003 with a 44% technology weighting. This heavy weighting in technology, as well as in mid-cap issues, caused the index to beat the broader market indices such as the S&P 500. This index is typically much more sensitive to changes in the economy than are the broader indices, such that it tends to outperform when the broader market does well, and underperform when the broader market does poorly. This year was no exception. Of the ten highest weighted constituents of the Index at the beginning of the year, the top performer in terms of stock price return was Intel Corp (+105.85%) while the worst was Microsoft Corp. (+5.88%).

Value of a $10,000 Investment*

* The line graph represents historical performance of a hypothetical investment of $10,000 in the ProFund VP OTC from January 22, 2001 to December 31, 2003 assuming the reinvestment of distributions.

Average Annual Total Return as of 12/31/031

	1 Year	Since Inception (1/22/01)

ProFund VP OTC	46.75%	(19.61)%

NASDAQ–100 Index	49.12%	(18.13)%

1 Past performance does not guarantee future results. Total return calculations assume the reinvestment of distributions and do not reflect the effect of taxes. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and net asset value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. During the period, certain fees were reduced. If such fee reductions had not occurred, the quoted performance would be lower. Performance numbers are net of all Fund expenses but do not include any insurance, sales, or administrative charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower.

2 The NASDAQ-100 Index is a price return index and does not reflect the reinvestment of dividends, the impact of transaction costs, nor the deduction of expenses associated with a mutual fund such as investment management and accounting fees. It is not possible to invest directly in an index. The Fund’s performance does reflect the reinvestment of dividends, the impact of transaction costs and the deduction of fees and expenses.

3 1.00 equals perfect correlation.

The above information is not covered by the Report of Independent Auditors.

22

PROFUNDS VP ProFund VP OTC	Schedule of Portfolio Investments December 31, 2003

Common Stocks (91.9%)

	Shares	Value
Adobe Systems, Inc.	27,468	$1,079,492
Altera Corp.*	64,964	1,474,683
Amazon.com, Inc.*	31,828	1,675,426
American Power Conversion Corp.	23,980	586,311
Amgen, Inc.*	72,376	4,472,837
Apollo Group, Inc.—Class A*	21,364	1,452,752
Apple Computer, Inc.*	61,040	1,304,425
Applied Materials, Inc.*	102,460	2,300,227
ATI Technologies, Inc.*	28,776	435,093
BEA Systems, Inc.*	44,908	552,368
Bed Bath & Beyond, Inc.*	47,960	2,079,066
Biogen Idec, Inc.*	45,344	1,667,752
Biomet, Inc.	41,420	1,508,101
Broadcom Corp.—Class A*	24,852	847,205
C.H. Robinson Worldwide, Inc.	10,028	380,161
Career Education Corp.*	12,208	489,175
CDW Corp.	10,464	604,400
Cephalon, Inc.*	6,104	295,495
Check Point Software Technologies, Ltd.*	29,212	491,346
Chiron Corp.*	31,392	1,789,030
Cintas Corp.	24,852	1,245,831
Cisco Systems, Inc.*	296,480	7,201,498
Citrix Systems, Inc.*	23,544	499,368
Comcast Corp.—Special Class A*	114,232	3,754,806
Compuware Corp.*	28,340	171,174
Comverse Technology, Inc.*	23,544	414,139
Costco Wholesale Corp.*	29,212	1,086,102
Dell, Inc.*	112,488	3,820,093
DENTSPLY International, Inc.	9,156	413,577
Dollar Tree Stores, Inc.*	13,080	393,185
eBay, Inc.*	57,552	3,717,285
EchoStar Communications Corp.—Class A*	30,520	1,037,680
Electronic Arts, Inc.*	35,752	1,708,231
Expeditors International of Washington, Inc.	12,208	459,754
Express Scripts, Inc.—Class A*	8,284	550,306
Fastenal Co.	8,720	435,477
First Health Group Corp.*	11,772	229,083
Fiserv, Inc.*	29,212	1,154,166
Flextronics International, Ltd.*	68,452	1,015,827
Garmin, Ltd.	11,772	641,339
Gentex Corp.	9,592	423,583
Genzyme Corp.—General Division*	33,572	1,656,442
Gilead Sciences, Inc.*	23,980	1,394,196
Henry Schein, Inc.*	4,796	324,114
Intel Corp.	272,064	8,760,460
InterActiveCorp*	91,124	3,091,837
Intersil Corp.—Class A	16,568	411,715
Intuit, Inc.*	30,956	1,637,882
Invitrogen Corp.*	5,668	396,760
JDS Uniphase Corp.*	191,404	698,625
Juniper Networks, Inc.*	30,520	570,114

Common Stocks, continued

	Shares	Value
KLA-Tencor Corp.*	27,904	$1,637,128
Lam Research Corp.*	16,132	521,064
Lamar Advertising Co.*	10,028	374,245
Level 3 Communications, Inc.*	79,788	454,792
Lincare Holdings, Inc.*	11,336	340,420
Linear Technology Corp.	50,576	2,127,732
Marvell Technology Group, Ltd.*	14,388	545,737
Maxim Integrated Products, Inc.	54,936	2,735,812
MedImmune, Inc.*	32,264	819,506
Mercury Interactive Corp.*	11,336	551,383
Microchip Technology, Inc.	20,492	683,613
Microsoft Corp.	443,848	12,223,574
Millennium Pharmaceuticals, Inc.*	39,240	732,611
Molex, Inc.	11,772	410,725
Network Appliance, Inc.*	43,164	886,157
Nextel Communications, Inc.—Class A*	162,628	4,563,342
Novellus Systems, Inc.*	18,748	788,353
NVIDIA Corp.*	20,928	486,576
Oracle Corp.*	259,856	3,430,099
PACCAR, Inc.	15,696	1,336,044
PanAmSat Corp.*	24,416	526,409
Patterson Dental Co.*	7,848	503,528
Patterson-UTI Energy, Inc.*	10,028	330,122
Paychex, Inc.	43,164	1,605,700
PeopleSoft, Inc.*	61,912	1,411,594
Petsmart, Inc.	17,004	404,695
Pixar Animation Studios*	6,540	453,157
QLogic Corp.*	11,772	607,435
Qualcomm, Inc.	115,104	6,207,559
Research In Motion, Ltd.*	9,592	641,033
Ross Stores, Inc.	18,312	483,986
Ryanair Holdings PLC ADR*	7,412	375,344
Sandisk Corp.*	8,720	533,141
Sanmina-SCI Corp.*	65,400	824,694
Siebel Systems, Inc.*	69,760	967,571
Sigma-Aldrich Corp.	8,284	473,679
Smurfit-Stone Container Corp.*	29,212	542,467
Staples, Inc.*	39,676	1,083,155
Starbucks Corp.*	65,400	2,162,124
Sun Microsystems, Inc.*	167,424	751,734
Symantec Corp.*	38,368	1,329,451
Synopsys, Inc.*	17,440	588,774
Tellabs, Inc.*	28,340	238,906
Teva Pharmaceutical Industries, Ltd.ADR	23,108	1,310,455
VeriSign, Inc.*	27,468	447,728
Veritas Software Corp.*	52,320	1,944,211
Whole Foods Market, Inc.*	6,976	468,299
Xilinx, Inc.*	54,500	2,111,330
Yahoo!, Inc.*	37,932	1,713,388

TOTAL COMMON STOCKS (Cost $100,181,305)		141,490,576

See accompanying notes to the financial statements.

23

PROFUNDS VP ProFund VP OTC	Schedule of Portfolio Investments December 31, 2003

U.S. Government Agency Obligations (7.7%)

	Principal Amount	Value
Federal National Mortgage Association, 0.50%, 01/02/04	$11,826,000	$11,825,836

TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS (Cost $11,825,836)		11,825,836

TOTAL INVESTMENT SECURITIES (Cost $112,007,141)—99.6%		153,316,412
Net other assets (liabilities)—0.4%		686,731

NET ASSETS—100.0%		$154,003,143

Futures Contracts Purchased

	Contracts	Unrealized Appreciation (Depreciation)
NASDAQ Futures Contract expiring March 2004 (Underlying face amount at value $12,590,400)	86	$331,703

ProFund VP OTC invested, as a percentage of net assets, in the following industries, as of December 31, 2003:

Advertising	0.2%
Airlines	0.2%
Auto Manufacturers	0.9%
Biotechnology	7.0%
Chemicals	0.3%
Commercial Services	2.5%
Computers	6.8%
Distribution/Wholesale	0.7%
Electrical Components & Equipment	0.6%
Electronics	1.9%
Food	0.3%
Healthcare—Products	1.8%
Healthcare—Services	0.2%
Internet	8.1%
Media	2.4%
Oil & Gas	0.2%
Packaging & Containers	0.4%
Pharmaceuticals	2.8%
Retail	5.0%
Semiconductors	17.3%
Software	16.8%
Telecommunications	14.2%
Textiles	0.8%
Transportation	0.5%
Other**	8.1%

*	Non-income producing security
**	Including debt securities, repurchase agreements, options purchased, and net other assets (liabilities).
ADR	American Depositary Receipt

See accompanying notes to the financial statements.

24

PROFUNDS VP

ProFund VP OTC

Statement of Assets and Liabilities

December 31, 2003
Assets:
Investment securities, at value (cost $112,007,141)	$153,316,412
Segregated cash balances with brokers for futures contracts	1,582,399
Dividends and interest receivable	20,051
Receivable for capital shares issued	703
Prepaid expenses	1,017

Total Assets	154,920,582

Liabilities:
Cash overdraft	439,709
Payable for capital shares redeemed	173,946
Variation margin on futures contracts	56,080
Advisory fees payable	88,086
Management services fees payable	17,617
Administration fees payable	5,312
Administrative services fees payable	58,729
Distribution fees payable	29,367
Other accrued expenses	48,593

Total Liabilities	917,439

Net Assets	$154,003,143

Net Assets consist of:
Capital	$157,840,535
Accumulated net realized gains (losses) on investments	(45,478,366)
Net unrealized appreciation (depreciation) on investments	41,640,974

Net Assets	$154,003,143

Shares of Beneficial Interest Outstanding	9,755,970

Net Asset Value (offering and redemption price per share)	$15.79

Statement of Operations

For the year ended December 31, 2003
Investment Income:
Dividends	$250,608
Interest	52,536

Total Investment Income	303,144

Expenses:
Advisory fees	826,562
Management services fees	165,313
Administration fees	52,355
Transfer agency and administrative service fees	629,651
Distribution fees	275,521
Custody fees	58,896
Fund accounting fees	86,086
Other fees	60,997

Total Gross Expenses before reductions	2,155,381
Less Expenses reduced by the Advisor	(2,346)

Total Net Expenses	2,153,035

Net Investment Income (Loss)	(1,849,891)

Realized and Unrealized Gains (Losses) on Investments:
Net realized gains (losses) on investment securities	(141,279)
Net realized gains (losses) on futures contracts	1,780,552
Change in net unrealized appreciation/depreciation on investments	38,631,467

Net Realized and Unrealized Gains (Losses) on Investments	40,270,740

Change in Net Assets Resulting from Operations	$38,420,849

See accompanying notes to the financial statements.

25

PROFUNDS VP

ProFund VP OTC

Statements of Changes in Net Assets

	For the year ended December 31, 2003	For the year ended December 31, 2002
From Investment Activities:
Operations:
Net investment income (loss)	$(1,849,891)	$(921,224)
Net realized gains (losses) on investments	1,639,273	(25,073,703)
Change in net unrealized appreciation/depreciation on investments	38,631,467	(8,672,791)

Change in net assets resulting from operations	38,420,849	(34,667,718)

Capital Transactions:
Proceeds from shares issued	786,092,747	505,590,731
Cost of shares redeemed	(746,760,017)	(465,447,929)

Change in net assets resulting from capital transactions	39,332,730	40,142,802

Change in net assets	77,753,579	5,475,084
Net Assets:
Beginning of period	76,249,564	70,774,480

End of period	$154,003,143	$76,249,564

Share Transactions:
Issued	60,341,194	40,149,626
Redeemed	(57,668,702)	(37,104,141)

Change in shares	2,672,492	3,045,485

See accompanying notes to the financial statements.

26

PROFUNDS VP

ProFund VP OTC

Financial Highlights

Selected data for a share of beneficial interest outstanding throughout the periods indicated.

	For the year ended December 31, 2003		For the year ended December 31, 2002		For the period January 22, 2001(a) through December 31, 2001
Net Asset Value, Beginning of Period	$10.76		$17.53		$30.00

Investment Activities:
Net investment income (loss)	(0.22	)(b)	(0.23	)(b)	(0.27	)(b)
Net realized and unrealized gains (losses) on investments	5.25		(6.54)		(12.20)

Total income (loss) from investment activities	5.03		(6.77)		(12.47)

Net Asset Value, End of Period	$15.79		$10.76		$17.53

Total Return	46.75%		(38.62)%		(41.57	)%(c)
Ratios to Average Net Assets:
Gross expenses(d)	1.95%		2.03%		1.91%
Net expenses(d)	1.95%		1.98%		1.91%
Net investment income (loss)(d)	(1.68)%		(1.75)%		(1.61)%
Supplemental Data:
Net assets, end of period (000’s)	$154,003		$76,250		$70,774
Portfolio turnover rate(e)	510%		534%		918	%(c)

(a)	Commencement of operations
(b)	Per share net investment income (loss) has been calculated using the daily average shares method.
(c)	Not annualized for periods less than one year.
(d)	Annualized for periods less than one year.
(e)	Portfolio turnover rate is calculated without regard to instruments (including options, swap agreements and futures contracts) having a maturity of less than one year.

See accompanying notes to the financial statements.

27

ProFund VP Mid-Cap Value

The ProFund VP Mid-Cap Value seeks daily investment results, before fees and expenses, that correspond to the daily performance of the S&P MidCap 400/Barra Value Index. For the year ended December 31, 2003, the Fund had a total return of 35.74%1, compared to a return of 37.77%2 for the Index. For the year, the Fund achieved an average daily statistical correlation of over 0.99 to the daily performance of the Index.3

The Fund applies a mathematical approach to investing. In doing so it takes positions in securities and/or financial instruments that, in combination, should have similar daily return characteristics as the Index. The S&P MidCap 400/Barra Value Index is a market capitalization weighted index comprised of the stocks in the S&P MidCap 400 Index that have comparatively low price-to-book ratios as determined before each semiannual rebalance date.

In 2003, the S&P MidCap 400/Barra Value Index (and thus the Fund) benefited from both its value bias and its mid-cap focus. Value stocks outperformed growth stocks across the capitalization spectrum albeit by a much smaller margin than in 2000-2002 bear market. Mid-cap stocks outperformed large-cap stocks as they were more able to take advantage of decreasing credit spreads and the resulting reduction in their cost of debt. Of the ten highest weighted constituents of the Index at the beginning of the year, the top performer in terms of stock price return was Sovereign Bancorp, Inc. (+69.04%) while the worst was Ensco International (-7.74%).

Value of a $10,000 Investment*

* The line graph represents historical performance of a hypothetical investment of $10,000 in the ProFund VP Mid-Cap Value from May 1, 2002 to December 31, 2003 assuming the reinvestment of distributions.

Average Annual Total Return as of 12/31/031

	1-Year	Since Inception (5/1/02)

ProFund VP Mid-Cap Value	35.74%	3.08%

S&P MidCap 400/BARRA Value Index	37.77%	5.41%

1 Past performance does not guarantee future results. Total return calculations assume the reinvestment of distributions and do not reflect the effect of taxes. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and net asset value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. During the period, certain fees were reduced. If such fee reductions had not occurred, the quoted performance would be lower. Performance numbers are net of all Fund expenses but do not include any insurance, sales, or administrative charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower.

2 The S&P MidCap 400/BARRA Value Index is a price return index and does not reflect the reinvestment of dividends, the impact of transaction costs, nor the deduction of expenses associated with a mutual fund such as investment management and accounting fees. It is not possible to invest directly in an index. The Fund’s performance does reflect the reinvestment of dividends, the impact of transaction costs and the deduction of fees and expenses.

3 1.00 equals perfect correlation.

The above information is not covered by the Report of Independent Auditors.

28

PROFUNDS VP ProFund VP Mid-Cap Value	Schedule of Portfolio Investments December 31, 2003

Common Stocks (99.8%)

	Shares	Value
3Com Corp.*	37,996	$310,427
Activision, Inc.*	9,086	165,366
Advanced Fibre Communications, Inc.*	8,673	174,761
Advent Software, Inc.*	3,304	57,589
AGCO Corp.*	7,847	158,039
AGL Resources, Inc.	6,608	192,293
Airgas, Inc.	7,434	159,682
Alaska Air Group, Inc.*	2,891	78,895
Albemarle Corp.	4,130	123,776
Alexander & Baldwin, Inc.	4,130	139,140
ALLETE, Inc.	9,086	278,032
Alliant Energy Corp.	11,151	277,660
Allmerica Financial Corp.*	5,369	165,204
AMB Property Corp.	8,260	271,589
American Eagle Outfitters, Inc.*	7,434	121,918
American Financial Group, Inc.	7,434	196,704
AmeriCredit Corp.*	16,107	256,585
Amerus Group Co.	4,130	144,426
Aquilla, Inc.*	19,824	67,203
Arch Coal, Inc.	5,369	167,352
Arrow Electronics, Inc.*	10,325	238,921
ArvinMeritor, Inc.	7,021	169,347
Ascential Software Corp.*	6,195	160,636
Associated Banc Corp.	7,434	317,060
Astoria Financial Corp.	8,260	307,272
Avnet, Inc.*	12,390	268,367
Bandag, Inc.	2,065	85,078
Banknorth Group, Inc.	16,520	537,396
Banta Corp.	2,478	100,359
Barnes & Noble, Inc.*	7,021	230,639
Belo (A.H.) Corp.—Class A	11,564	327,724
BJ’s Wholesale Club, Inc.*	7,021	161,202
Black Hills Corp.	3,304	98,558
Blyth, Inc.	4,543	146,375
Bob Evans Farms, Inc.	3,717	120,654
Borders Group, Inc.*	7,847	172,006
BorgWarner, Inc.	2,891	245,937
Bowater, Inc.	5,782	267,764
Boyd Gaming Corp.	6,608	106,653
Brink’s Co.	5,369	121,393
Cabot Corp.	6,195	197,249
Callaway Golf Co.	7,847	132,222
Carpenter Technology Corp.	2,478	73,274
CBRL Group, Inc.	4,956	189,617
Ceridian Corp.*	15,281	319,984
CheckFree Holdings Corp.*	8,260	228,389
CNF, Inc.	4,956	168,008
Colonial BancGroup, Inc.	12,803	221,748
Commscope, Inc.*	6,195	101,164
Community Health Systems*	9,912	263,461
Constellation Brands, Inc.*	10,738	353,603
Cooper Cameron Corp.*	5,369	250,195
Copart, Inc.*	9,086	149,919
Credence Systems Corp.*	6,608	86,961
Cree Research, Inc.*	7,434	131,507
Crompton Corp.	11,564	82,914
CSG Systems International, Inc.*	5,369	67,059
Cytec Industries, Inc.*	4,130	158,551
D.R. Horton, Inc.	16,107	696,789
Dean Foods Co.*	16,107	529,437

Common Stocks, continued

	Shares	Value
Duquesne Light Holdings, Inc.	7,847	$143,914
E*TRADE Group, Inc.*	37,583	475,425
Edwards (A.G.), Inc.	7,847	284,297
EGL, Inc.*	4,956	87,027
Emmis Communications Corp.*	5,782	156,403
Energy East Corp.	14,868	333,043
Ensco International, Inc.	15,281	415,185
Entercom Communications Corp.*	5,369	284,342
Everest Re Group, Ltd.	5,782	489,157
Extended Stay America, Inc.	9,912	143,526
Federal Signal Corp.	4,956	86,829
Ferro Corp.	4,130	112,377
Fidelity National Financial, Inc.	15,281	592,597
First American Financial Corp.	7,847	233,605
FirstMerit Corp.	8,673	233,911
Flowserve Corp.*	5,782	120,728
FMC Corp.*	3,717	126,861
Forest Oil Corp.*	5,369	153,392
Furniture Brands International, Inc.	5,782	169,586
GATX Corp.	4,956	138,669
Glatfelter (P.H.) Co.	4,543	56,560
Granite Construction, Inc.	4,130	97,014
Grant Prideco, Inc.*	12,390	161,318
Great Plains Energy, Inc.	7,021	223,408
Greater Bay Bancorp	5,369	152,909
GreenPoint Financial Corp.	13,629	481,376
Hanover Compressor Co.*	7,434	82,889
Harris Corp.	7,021	266,447
Harsco Corp.	4,130	180,977
Hawaiian Electric Industries, Inc.	3,717	176,074
HCC Insurance Holdings, Inc.	6,608	210,134
Helmerich & Payne, Inc.	4,956	138,421
Hibernia Corp.	15,694	368,966
Highwoods Properties, Inc.	5,369	136,373
Horace Mann Educators Corp.	4,543	63,466
Hospitality Properties Trust	6,608	272,778
IDACORP, Inc.	3,717	111,213
Imation Corp.	3,717	130,653
IMC Global, Inc.	11,977	118,932
Independence Community Bank Corp.	5,369	193,123
IndyMac Bancorp, Inc.	5,782	172,246
Internet Security Systems, Inc.*	4,956	93,321
Intersil Corp.—Class A	14,042	348,944
Interstate Bakeries Corp.	4,543	64,647
Investment Technology Group, Inc.*	4,956	80,039
JM Smucker Co.	4,956	224,457
Keane, Inc.*	6,608	96,741
Kelly Services, Inc.—Class A	3,717	106,083
KEMET Corp.*	8,673	118,733
Kennametal, Inc.	3,717	147,751
Korn/Ferry International*	3,717	49,585
L-3 Communications Holdings, Inc.*	9,912	509,080
LaBranche & Co., Inc.	6,195	72,296
Lattice Semiconductor Corp.*	11,564	111,940
Lear Corp.	7,021	430,598
Lee Enterprises, Inc.	4,543	198,302
Leucadia National Corp.	7,021	323,668
Liberty Property Trust	8,260	321,314
Longs Drug Stores Corp.	3,717	91,959
Longview Fibre Co.	5,369	66,307

See accompanying notes to the financial statements.

29

PROFUNDS VP ProFund VP Mid-Cap Value	Schedule of Portfolio Investments December 31, 2003

Common Stocks, continued

	Shares	Value
Lubrizol Corp.	5,369	$174,600
Lyondell Chemical Co.	18,172	308,016
M&T Bank Corp.	12,390	1,217,936
Mack-Cali Realty Corp.	5,782	240,647
Martin Marietta Materials	4,956	232,783
MDU Resources Group, Inc.	11,564	275,339
Media General, Inc.—Class A	2,478	161,318
Mercantile Bankshares Corp.	8,260	376,491
Millennium Pharmaceuticals, Inc.*	30,975	578,303
Minerals Technologies, Inc.	2,065	122,351
Modine Manufacturing Co.	3,304	89,142
Mohawk Industries, Inc.*	6,608	466,128
MONY Group, Inc.*	4,956	155,073
MPS Group, Inc.*	10,738	100,400
National Commerce Financial Corp.	21,063	574,599
National Fuel Gas Co.	8,260	201,874
National-Oilwell, Inc.*	8,673	193,928
Neiman Marcus Group, Inc.—Class A*	4,956	265,988
New Plan Excel Realty Trust, Inc.	9,912	244,529
Newport Corp.*	4,130	68,269
Noble Energy, Inc.	5,782	256,894
Northeast Utilities System	13,629	274,897
NSTAR	5,369	260,397
OGE Energy Corp.	9,086	219,790
Ohio Casualty Corp.*	6,195	107,545
Old Republic International Corp.	18,585	471,316
Omnicare, Inc.	10,325	417,027
ONEOK, Inc.	9,499	209,738
Overseas Shipholding Group, Inc.	3,717	126,564
PacifiCare Health Systems, Inc.*	4,130	279,188
Packaging Corp. of America	10,738	234,733
Park Place Entertainment Corp.*	30,975	335,459
Payless ShoeSource, Inc.*	7,021	94,081
Peabody Energy Corp.	5,369	223,941
Pentair, Inc.	4,956	226,489
Pepco Holdings, Inc.	17,346	338,941
PepsiAmericas, Inc.	14,868	254,540
Perrigo Co.	7,021	110,370
Pioneer Natural Resources Co.*	11,977	382,426
Plexus Corp.*	4,543	78,003
PMI Group, Inc.	9,912	369,024
PNM Resources, Inc.	4,130	116,053
Pogo Producing Co.	6,608	319,166
Polycom, Inc.*	10,325	201,544
Potlatch Corp.	2,891	100,520
Powerwave Technologies, Inc.*	6,608	50,551
Precision Castparts Corp.	6,195	281,315
Price Communications Corp.*	5,369	73,716
Pride International, Inc.*	14,042	261,743
Protective Life Corp.	7,021	237,591
Protein Design Labs, Inc.*	9,499	170,032
Provident Financial Group, Inc.	4,956	158,344
Puget Energy, Inc.	9,499	225,791
Quanta Services, Inc.*	11,977	87,432
Quantum Corp.*	18,172	56,697
Questar Corp.	8,673	304,857

Common Stocks, continued

	Shares	Value
Radian Group, Inc.	9,499	$463,076
Raymond James Financial Corp.	4,956	186,841
Rayonier, Inc.	4,956	205,724
Republic Services, Inc.	16,107	412,822
RPM, Inc.	11,977	197,141
Ruddick Corp.	4,543	81,320
Saks, Inc.*	14,042	211,192
SCANA Corp.	11,151	381,922
Scholastic Corp.*	4,130	140,585
Sensient Technologies Corp.	4,956	97,980
Sequa Corp.—Class A*	1,239	60,711
Sierra Pacific Resources*	11,977	87,911
Six Flags, Inc.*	9,499	71,432
Smithfield Foods, Inc.*	11,151	230,826
Sonoco Products Co.	9,912	244,033
Sovereign Bancorp, Inc.	29,736	706,231
SPX Corp.*	7,847	461,482
StanCorp Financial Group, Inc.	2,891	181,786
Storage Technology Corp.*	11,151	287,138
Superior Industries International, Inc.	2,891	125,816
Swift Transportation Co., Inc.*	8,673	182,307
Sylvan Learning Systems, Inc.*	4,543	130,793
Tech Data Corp.*	5,782	229,488
Tecumseh Products Co.	2,065	100,008
Teleflex, Inc.	4,130	199,603
Telephone & Data Systems, Inc.	5,782	361,665
The Scotts Co.—Class A*	3,304	195,465
Tidewater, Inc.	6,195	185,107
Toll Brothers, Inc.*	7,434	295,576
Triad Hospitals, Inc.*	7,847	261,070
Trinity Industries, Inc.	4,543	140,106
TriQuint Semiconductor, Inc.*	13,629	96,357
Tyson Foods, Inc.—Class A	35,931	475,726
Unifi, Inc.*	5,369	34,630
United Rentals, Inc.*	7,847	151,133
Unitrin, Inc.	7,021	290,740
Universal Corp.	2,478	109,453
Valero Energy Corp.	12,390	574,153
Varco International, Inc.*	9,912	204,485
Vectren Corp.	7,847	193,429
Viad Corp.	9,086	227,151
Vishay Intertechnology, Inc.*	16,520	378,308
W.R. Berkley Corp.	8,673	303,121
Washington Federal, Inc.	7,021	199,396
Wausau-Mosinee Paper Corp.	5,369	72,589
Weatherford International, Ltd.*	13,216	475,776
Webster Financial Corp.	4,543	208,342
Werner Enterprises, Inc.	8,260	160,987
Westar Energy, Inc.	7,434	150,539
WGL Holdings, Inc.	4,956	137,727
Wind River Systems, Inc.*	8,673	75,975
Wisconsin Energy Corp.	11,977	400,630
WPS Resources Corp.	3,717	171,837
York International Corp.	4,130	151,984

TOTAL COMMON STOCKS (Cost $44,042,230)		50,450,003

See accompanying notes to the financial statements.

30

PROFUNDS VP ProFund VP Mid-Cap Value	Schedule of Portfolio Investments December 31, 2003

U.S. Government Agency Obligations (0.4%)

	Principal Amount	Value
Federal National Mortgage Association, 0.50%, 01/02/04	$205,000	$204,997

TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS (Cost $204,997)		204,997

TOTAL INVESTMENT SECURITIES (Cost $44,247,227)—100.2%		50,655,000
Net other assets (liabilities)—(0.2)%		(79,503)

NET ASSETS—100.0%		$50,575,497

Futures Contracts Purchased

	Contracts	Unrealized Appreciation (Depreciation)
E-Mini S&P MidCap 400 Futures Contract expiring March 2004 (Underlying face amount at value $115,160)	2	$2,302

ProFund VP Mid-Cap Value invested, as a percentage of net assets, in the following industries, as of December 31, 2003:

Aerospace/Defense	1.1%
Agriculture	0.2%
Airlines	0.2%
Apparel	0.1%
Auto Parts & Equipment	2.3%
Banks	8.2%
Beverages	1.2%
Biotechnology	1.5%
Building Materials	0.8%
Chemicals	3.7%
Coal	0.8%
Commercial Services	2.0%
Computers	1.6%
Distribution/Wholesale	0.5%
Diversified Financial Services	2.7%
Electric	9.0%
Electronics	2.0%
Engineering & Construction	0.2%
Entertainment	0.1%
Environmental Control	0.8%
Food	3.4%
Forest Products & Paper	1.5%
Gas	1.1%
Hand/Machine Tools	0.3%
Health Care	0.5%
Healthcare—Services	1.1%
Home Builders	2.0%
Home Furnishings	0.3%
Household Products/Wares	0.7%
Insurance	9.9%
Internet	1.0%
Iron/Steel	0.1%
Leisure Time	0.3%
Lodging	1.2%
Machinery—Diversified	0.7%
Media	2.5%
Metal Fabricate/Hardware	0.6%

Miscellaneous Manufacturing	2.8%
Oil & Gas	4.9%
Oil & Gas Services	3.1%
Packaging & Containers	0.9%
Pharmaceuticals	1.0%
Pipelines	1.1%
Real Estate Investment Trust	2.9%
Retail	3.6%
Savings & Loans	4.1%
Semiconductors	1.5%
Software	1.2%
Telecommunications	3.2%
Textiles	1.3%
Transportation	1.7%
Trucking & Leasing	0.3%
Other**	0.2%

*	Non-income producing security
**	Including debt securities, repurchase agreements, options purchased, and net other assets (liabilities).

See accompanying notes to the financial statements.

31

PROFUNDS VP

ProFund VP Mid-Cap Value

Statement of Assets and Liabilities

December 31, 2003
Assets:
Investment securities, at value (cost $44,247,227)	$50,655,000
Cash	7,102
Segregated cash balances with brokers for futures contracts	6,364
Dividends and interest receivable	46,780
Receivable for capital shares issued	1,072,498
Prepaid expenses	98

Total Assets	51,787,842

Liabilities:
Payable for investments purchased	1,124,139
Payable for capital shares redeemed	9
Variation margin on futures contracts	790
Advisory fees payable	29,816
Management services fees payable	5,963
Administration fees payable	1,836
Administrative services fees payable	20,295
Distribution fees payable	10,152
Other accrued expenses	19,345

Total Liabilities	1,212,345

Net Assets	$50,575,497

Net Assets consist of:
Capital	$46,975,622
Accumulated net realized gains (losses) on investments	(2,810,200)
Net unrealized appreciation (depreciation) on investments	6,410,075

Net Assets	$50,575,497

Shares of Beneficial Interest Outstanding	1,602,392

Net Asset Value (offering and redemption price per share)	$31.56

Statement of Operations

For the year ended December 31, 2003
Investment Income:
Dividends	$411,632
Interest	1,373

Total Investment Income	413,005

Expenses:
Advisory fees	174,229
Management services fees	34,846
Administration fees	10,897
Transfer agency and administrative service fees	132,065
Distribution fees	58,076
Custody fees	39,526
Fund accounting fees	18,663
Other fees	14,316

Total Gross Expenses before reductions	482,618
Less Expenses reduced by the Advisor	(23,190)

Total Net Expenses	459,428

Net Investment Income (Loss)	(46,423)

Realized and Unrealized Gains (Losses) on Investments:
Net realized gains (losses) on investment securities	2,133,516
Net realized gains (losses) on futures contracts	25,655
Change in net unrealized appreciation/depreciation on investments	5,468,998

Net Realized and Unrealized Gains (Losses) on Investments	7,628,169

Change in Net Assets Resulting from Operations	$7,581,746

See accompanying notes to the financial statements.

32

PROFUNDS VP

ProFund VP Mid-Cap Value

Statements of Changes in Net Assets

	For the year ended December 31, 2003	For the period May 1, 2002(a) through December 31, 2002
From Investment Activities:
Operations:
Net investment income (loss)	$(46,423)	$(11,600)
Net realized gains (losses) on investments	2,159,171	(4,924,479)
Change in net unrealized appreciation/depreciation on investments	5,468,998	941,077

Change in net assets resulting from operations	7,581,746	(3,995,002)

Capital Transactions:
Proceeds from shares issued	301,526,783	186,778,155
Cost of shares redeemed	(271,019,561)	(170,296,624)

Change in net assets resulting from capital transactions	30,507,222	16,481,531

Change in net assets	38,088,968	12,486,529
Net Assets:
Beginning of period	12,486,529	—

End of period	$50,575,497	$12,486,529

Accumulated net investment income (loss)	$—	$1,508

Share Transactions:
Issued	11,106,482	7,358,526
Redeemed	(10,041,220)	(6,821,396)

Change in shares	1,065,262	537,130

(a)	Commencement of operations

See accompanying notes to the financial statements.

33

PROFUNDS VP

ProFund VP Mid-Cap Value

Financial Highlights

Selected data for a share of beneficial interest outstanding throughout the periods indicated.

	For the year ended December 31, 2003		For the period May 1, 2002(a) through December 31, 2002
Net Asset Value, Beginning of Period	$23.25		$30.00

Investment Activities:
Net investment income (loss)	(0.05	)(b)	(0.02	)(b)
Net realized and unrealized gains (losses) on investments	8.36		(6.73)

Total income (loss) from investment activities	8.31		(6.75)

Net Asset Value, End of Period	$31.56		$23.25

Total Return	35.74%		(22.50	)%(c)
Ratios to Average Net Assets:
Gross expenses(d)	2.08%		2.25%
Net expenses(d)	1.98%		1.98%
Net investment income (loss)(d)	(0.20)%		(0.14)%
Supplemental Data:
Net assets, end of period (000’s)	$50,575		$12,487
Portfolio turnover rate(e)	1,012%		1,361	%(c)

(a)	Commencement of operations
(b)	Per share net investment income (loss) has been calculated using the daily average shares method.
(c)	Not annualized for periods less than one year.
(d)	Annualized for periods less than one year.
(e)	Portfolio turnover rate is calculated without regard to instruments (including options, swap agreements and futures contracts) having a maturity of less than one year.

See accompanying notes to the financial statements.

34

ProFund VP Mid-Cap Growth

The ProFund VP Mid-Cap Growth seeks daily investment results, before fees and expenses, that correspond to the daily performance of the S&P MidCap 400/Barra Growth Index. For the year ended December 31, 2003, the Fund had a total return of 27.91%1, compared to a return of 30.15%2 for the Index. For the year, the Fund achieved an average daily statistical correlation of over 0.99 to the daily performance of the Index.3

The Fund applies a mathematical approach to investing. In doing so it takes positions in securities and/or financial instruments that, in combination, should have similar daily return characteristics as the Index. The S&P MidCap 400/Barra Growth Index is a market capitalization weighted index comprised of the stocks in the S&P MidCap 400 Index that have comparatively high price-to-book ratios as determined before each semiannual rebalance date.

The S&P MidCap 400/Barra Growth Index (and thus the Fund) benefited from its mid-cap focus, but was slightly negatively impacted by its growth tilt. The net result was a return that outpaced broader U.S. equity market measures. Growth stocks underperformed value stocks across the capitalization spectrum albeit by a much smaller margin than in the 2000-2002 bear market. Mid-cap stocks outperformed large-cap stocks as mid-cap companies appeared to take advantage of decreasing credit spreads and the resulting reduction in their cost of debt. Of the ten highest weighted constituents of the Index at the beginning of the year, the top performer in terms of stock price return was Gilead Sciences, Inc. (+71.41%) while the worst was Affiliated Computer Sciences (+3.44%).

Value of a $10,000 Investment*

* The line graph represents historical performance of a hypothetical investment of $10,000 in the ProFund VP Mid-Cap Growth from May 1, 2002 to December 31, 2003 assuming the reinvestment of distributions.

Average Annual Total Return as of 12/31/031

	1 Year	Since Inception (5/1/02)

ProFund VP Mid-Cap Growth	27.91%	(0.24)%

S&P MidCap 400/BARRA Growth Index	30.15%	2.26%

1 Past performance does not guarantee future results. Total return calculations assume the reinvestment of distributions and do not reflect the effect of taxes. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and net asset value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. During the period, certain fees were reduced. If such fee reductions had not occurred, the quoted performance would be lower. Performance numbers are net of all Fund expenses but do not include any insurance, sales, or administrative charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower.

2 The S&P MidCap 400/BARRA Growth Index is a price return index and does not reflect the reinvestment of dividends, the impact of transaction costs, nor the deduction of expenses associated with a mutual fund such as investment management and accounting fees. It is not possible to invest directly in an index. The Fund’s performance does reflect the reinvestment of dividends, the impact of transaction costs and the deduction of fees and expenses.

3 1.00 equals perfect correlation.

The above information is not covered by the Report of Independent Auditors.

35

PROFUNDS VP ProFund VP Mid-Cap Growth	Schedule of Portfolio Investments December 31, 2003

Common Stocks (99.7%)

	Shares	Value
99 Cents Only Stores*	6,975	$189,929
Abercrombie & Fitch Co.—Class A*	9,300	229,803
Acxiom Corp.*	8,370	155,431
ADTRAN, Inc.	7,905	245,055
AdvancePCS*	9,300	489,738
Affiliated Computer Services, Inc.— Class A*	13,020	709,070
Ametek, Inc.	3,255	157,086
Apogent Technologies, Inc.*	8,835	203,558
Applebee’s International, Inc.	5,580	219,127
Apria Healthcare Group, Inc.*	5,115	145,624
Arthur J. Gallagher & Co.	8,835	287,049
Atmel Corp.*	46,035	276,670
Avocent Corp.*	4,650	169,818
Bank of Hawaii Corp.	5,580	235,476
Barr Laboratories, Inc.*	6,510	500,945
Beckman Coulter, Inc.	6,045	307,267
Brinker International, Inc.*	9,300	308,388
Brown & Brown, Inc.	6,510	212,291
C.H. Robinson Worldwide, Inc.	8,370	317,307
Cabot Microelectronics Corp.*	2,325	113,925
Cadence Design Systems, Inc.*	26,040	468,199
Career Education Corp.*	9,765	391,283
Carlisle Cos., Inc.	3,255	198,099
Carmax, Inc.*	10,230	316,414
Catalina Marketing Corp.*	5,115	103,118
CDW Corp.	8,370	483,451
Certegy, Inc.	6,510	213,528
Charles River Laboratories International, Inc.*	4,650	159,635
Chico’s FAS, Inc.*	8,370	309,272
Choicepoint, Inc.*	8,370	318,813
Church & Dwight, Inc.	4,185	165,726
Cincinnati Bell, Inc.*	24,180	122,109
City National Corp.	4,650	288,858
Claire’s Stores, Inc.	9,300	175,212
Coach, Inc.*	18,135	684,596
Commerce Bancorp, Inc.	7,440	391,939
Compass Bancshares, Inc.	12,090	475,257
Corinthian Colleges, Inc.*	4,185	232,519
Covance, Inc.*	6,045	162,006
Coventry Health Care, Inc.*	6,045	389,841
Cullen/Frost Bankers, Inc.	5,115	207,516
Cypress Semiconductor Corp.*	11,625	248,310
CYTYC Corp.*	10,695	147,163
DENTSPLY International, Inc.	7,905	357,069
DeVry, Inc.*	6,975	175,282
Dial Corp.	9,300	264,771
Diebold, Inc.	6,975	375,743
Dollar Tree Stores, Inc.*	11,160	335,470
Donaldson Co., Inc.	4,185	247,585
DPL, Inc.	12,555	262,148
DST Systems, Inc.*	8,370	349,531
Dun & Bradstreet Corp.*	6,975	353,702
Dycom Industries, Inc.*	4,650	124,713
Eaton Vance Corp.	6,975	255,564
Education Management Corp.*	7,440	230,938
Edwards Lifesciences Corp.*	6,045	181,834
Energizer Holdings, Inc.*	8,370	314,377
Equitable Resources, Inc.	6,045	259,451

Common Stocks, continued

	Shares	Value
Expeditors International of Washington, Inc.	10,230	$385,262
Fair, Isaac & Co., Inc.	4,650	228,594
Fairchild Semiconductor International, Inc.*	11,625	290,276
Fastenal Co.	7,440	371,554
First Health Group Corp.*	9,300	180,978
FMC Technologies, Inc.*	6,510	151,683
Gartner Group, Inc.*	12,555	141,997
Gentex Corp.	7,440	328,551
Gilead Sciences, Inc.*	19,995	1,162,508
Graco, Inc.	4,650	186,465
GTECH Holdings Corp.	5,580	276,154
Harte-Hanks, Inc.	8,370	182,048
Health Net, Inc.*	11,160	364,932
Henry (Jack) & Associates, Inc.	8,835	181,824
Henry Schein, Inc.*	4,185	282,822
Herman Miller, Inc.	6,975	169,283
Hillenbrand Industries, Inc.	6,045	375,153
HON Industries, Inc.	5,580	241,726
Hormel Foods Corp.	13,485	348,048
Hovnanian Enterprises—Class A*	2,790	242,897
Hubbell, Inc.—Class B	6,045	266,585
Integrated Circuit Systems, Inc.*	6,975	198,718
Integrated Device Technology, Inc.*	10,230	175,649
International Rectifier Corp.*	6,510	321,659
International Speedway Corp.	5,115	228,436
Investors Financial Services Corp.	6,510	250,049
IVAX Corp.*	19,065	455,272
J.B. Hunt Transport Services, Inc.*	7,905	213,514
Jacobs Engineering Group, Inc.*	5,580	267,896
JetBlue Airways Corp.*	9,765	258,968
Krispy Kreme Doughnuts, Inc.*	6,045	221,247
Lam Research Corp.*	13,020	420,546
Lancaster Colony Corp.	3,720	167,995
Legg Mason, Inc.	6,510	502,442
Lennar Corp.—Class B	7,905	758,880
LifePoint Hospitals, Inc.*	3,720	109,554
Lincare Holdings, Inc.*	9,765	293,243
LTX Corp.*	5,115	76,878
Macromedia, Inc.*	6,045	107,843
Macrovision Corp.*	4,650	105,044
Mandalay Resort Group	6,045	270,332
Manpower, Inc.	7,440	350,275
McDATA Corp.—Class A*	11,160	106,355
Mentor Graphics Corp.*	6,510	94,655
Michaels Stores, Inc.	6,510	287,742
Micrel, Inc.*	9,300	144,894
Microchip Technology, Inc.	20,460	682,547
Murphy Oil Corp.	8,835	577,013
Mylan Laboratories, Inc.	26,505	669,516
National Instruments Corp.	5,115	232,579
Network Associates, Inc.*	15,810	237,782
New York Community Bancorp	19,065	725,423
Nordson Corp.	3,255	112,395
O’Reilly Automotive, Inc.*	5,115	196,211
Olin Corp.	5,580	111,935
Outback Steakhouse, Inc.	7,440	328,922
Oxford Health Plans, Inc.*	7,905	343,868
Patterson Dental Co.*	6,510	417,682
Patterson-UTI Energy, Inc.*	7,905	260,233

See accompanying notes to the financial statements.

36

PROFUNDS VP ProFund VP Mid-Cap Growth	Schedule of Portfolio Investments December 31, 2003

Common Stocks, continued

	Shares	Value
Petsmart, Inc.	13,950	$332,010
Pharmaceutical Resources, Inc.*	3,255	212,063
Philadelphia Suburban Corp.	9,300	205,530
Pier 1 Imports, Inc.	8,835	193,133
Plantronics, Inc.*	4,185	136,640
Reader’s Digest Association, Inc.	9,765	143,155
Rent-A-Center, Inc.*	7,905	236,201
Retek, Inc.*	5,580	51,782
Reynolds & Reynolds Co.	6,510	189,116
RF Micro Devices, Inc.*	18,135	182,257
Rollins, Inc.	4,650	104,858
Ross Stores, Inc.	14,880	393,278
RSA Security, Inc.*	6,045	85,839
Ruby Tuesday, Inc.	6,510	185,470
Sandisk Corp.*	7,905	483,312
SEI Investments Co.	10,230	311,708
Semtech Corp.*	7,440	169,111
Sepracor, Inc.*	8,370	200,294
SICOR, Inc.*	11,625	316,200
Silicon Laboratories, Inc.*	4,650	200,973
Silicon Valley Bancshares*	3,255	117,408
Smith International, Inc.*	9,765	405,443
Sotheby’s Holdings, Inc.—Class A*	6,045	82,575
Stericycle, Inc.*	4,185	195,440
STERIS Corp.*	6,975	157,635
Sybase, Inc.*	9,300	191,394
Synopsys, Inc.*	15,345	518,047
TCF Financial Corp.	6,975	358,166
The Cheesecake Factory, Inc.*	5,115	225,213
Timberland Co.—Class A*	3,255	169,488
Titan Corp.*	7,905	172,408
Tootsie Roll Industries, Inc.	5,115	184,140
Transaction Systems Architects, Inc.*	3,720	84,184
United Dominion Realty Trust, Inc.	12,555	241,056
Universal Health Services, Inc.—Class B	5,580	299,758
Valassis Communications, Inc.*	5,115	150,125
Valeant Pharmaceuticals International	8,370	210,506
Valspar Corp.	5,115	252,783
Varian Medical Systems, Inc.*	6,510	449,841
Varian, Inc.*	3,255	135,831
Vertex Pharmaceuticals, Inc.*	7,440	76,111
VISX, Inc.*	4,650	107,648
Waddell & Reed Financial, Inc.	7,905	185,451
Washington Post Co.—Class B	930	736,002
Westamerica Bancorporation	3,255	161,774
Western Gas Resources, Inc.	3,255	153,799
Westwood One, Inc.*	9,765	334,061
Whole Foods Market, Inc.*	6,045	405,801
Williams-Sonoma, Inc.*	11,625	404,201
Wilmington Trust Corp.	6,510	234,360
XTO Energy, Inc.	18,135	513,221
Zebra Technologies Corp.*	4,650	308,621

TOTAL COMMON STOCKS (Cost $37,920,643)		46,413,552

U.S. Government Agency Obligations (0.3%)

	Principal Amount	Value
Federal National Mortgage Association, 0.50%, 01/02/04	$145,000	$144,998

TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS (Cost $144,998)		144,998

TOTAL INVESTMENT SECURITIES (Cost $38,065,641)—100.0%		46,558,550
Net other assets (liabilities)—NM		2,466

NET ASSETS—100.0%		$46,561,016

Futures Contracts Purchased

	Contracts	Unrealized Appreciation (Depreciation)
E-Mini S&P MidCap 400 Futures Contract expiring March 2004 (Underlying face amount at value $115,160)	2	$2,302

ProFund VP Mid-Cap Growth invested, as a percentage of net assets, in the following industries, as of December 31, 2003

Advertising	0.6%
Aerospace/Defense	0.4%
Airlines	0.6%
Apparel	1.8%
Banks	5.8%
Biotechnology	0.3%
Chemicals	1.0%
Commercial Services	4.9%
Communication Services	0.7%
Computers	7.5%
Distribution/Wholesale	1.8%
Diversified Financial Services	2.0%
Electric	0.6%
Electronic Components & Equipment	1.6%
Electronics	1.0%
Engineering & Construction	0.8%
Entertainment	1.3%
Environmental Control	0.4%
Food	2.0%
Healthcare—Products	6.4%
Healthcare—Services	4.5%
Home Builders	2.2%
Household Products/Wares	0.9%
Insurance	1.1%
Internet	1.3%
Lodging	0.6%
Machinery—Diversified	1.3%
Media	2.6%
Miscellaneous Manufacturing	1.3%

See accompanying notes to the financial statements.

37

PROFUNDS VP ProFund VP Mid-Cap Growth	Schedule of Portfolio Investments December 31, 2003

Office Furnishings	0.9%
Oil & Gas	2.9%
Oil & Gas Services	1.2%
Pharmaceuticals	9.2%
Pipelines	0.9%
Real Estate Investment Trust	0.5%
Retail	10.5%
Savings & Loan	1.6%
Semiconductors	6.9%
Software	3.9%
Telecommunications	1.5%
Transportation	2.0%
Water	0.4%
Other**	0.3%

*	Non-income producing security
**	Including debt securities, repurchase agreements, options purchased, and net other assets (liabilities).
NM	Not meaningful, amount is less than 0.05%.

See accompanying notes to the financial statements.

38

PROFUNDS VP

ProFund VP Mid-Cap Growth

Statement of Assets and Liabilities

December 31, 2003
Assets:
Investment securities, at value (cost $38,065,641)	$46,558,550
Cash	2,114
Segregated cash balances with brokers for futures contracts	6,364
Dividends and interest receivable	14,078
Receivable for investments sold	409,931
Prepaid expenses	143

Total Assets	46,991,180

Liabilities:
Payable for capital shares redeemed	337,907
Variation margin on futures contracts	790
Advisory fees payable	34,972
Management services fees payable	6,995
Administration fees payable	1,784
Administrative services fees payable	19,752
Distribution fees payable	9,880
Other accrued expenses	18,084

Total Liabilities	430,164

Net Assets	$46,561,016

Net Assets consist of:
Capital	$41,158,166
Accumulated net realized gains (losses) on investments	(3,092,361)
Net unrealized appreciation (depreciation) on investments	8,495,211

Net Assets	$46,561,016

Shares of Beneficial Interest Outstanding	1,562,287

Net Asset Value (offering and redemption price per share)	$29.80

Statement of Operations

For the year ended December 31, 2003
Investment Income:
Dividends	$212,429
Interest	1,911

Total Investment Income	214,340

Expenses:
Advisory fees	239,972
Management services fees	47,995
Administration fees	15,081
Transfer agency and administrative service fees	181,810
Distribution fees	79,991
Custody fees	37,668
Fund accounting fees	24,752
Other fees	18,664

Total Gross Expenses before reductions	645,933
Less Expenses reduced by the Advisor	(12,949)

Total Net Expenses	632,984

Net Investment Income (Loss)	(418,644)

Realized and Unrealized Gains (Losses) on Investments:
Net realized gains (losses) on investment securities	427,794
Net realized gains (losses) on futures contracts	25,655
Change in net unrealized appreciation/depreciation on investments	7,368,754

Net Realized and Unrealized Gains (Losses) on Investments	7,822,203

Change in Net Assets Resulting from Operations	$7,403,559

See accompanying notes to the financial statements.

39

PROFUNDS VP

ProFund VP Mid-Cap Growth

Statements of Changes in Net Assets

	For the year ended December 31, 2003	For the period May 1, 2002(a) through December 31, 2002
From Investment Activities:
Operations:
Net investment income (loss)	$(418,644)	$(90,645)
Net realized gains (losses) on investments	453,449	(2,914,950)
Change in net unrealized appreciation/depreciation on investments	7,368,754	1,126,457

Change in net assets resulting from operations	7,403,559	(1,879,138)

Distributions to Shareholders From:
Net realized gains on investments	(122,706)	—

Change in net assets resulting from distributions	(122,706)	—

Capital Transactions:
Proceeds from shares issued	232,374,928	181,629,538
Dividends reinvested	122,706	—
Cost of shares redeemed	(208,281,609)	(164,686,262)

Change in net assets resulting from capital transactions	24,216,025	16,943,276

Change in net assets	31,496,878	15,064,138
Net Assets:
Beginning of period	15,064,138	—

End of period	$46,561,016	$15,064,138

Share Transactions:
Issued	8,976,347	7,556,651
Reinvested	4,136	—
Redeemed	(8,063,101)	(6,911,746)

Change in shares	917,382	644,905

(a)	Commencement of operations

See accompanying notes to the financial statements.

40

PROFUNDS VP

ProFund VP Mid-Cap Growth

Financial Highlights

Selected data for a share of beneficial interest outstanding throughout the periods indicated.

	For the year ended December 31, 2003		For the period May 1, 2002(a) through December 31, 2002
Net Asset Value, Beginning of Period	$23.36		$30.00

Investment Activities:
Net investment income (loss)	(0.35	)(b)	(0.21	)(b)
Net realized and unrealized gains (losses) on investments	6.87		(6.43)

Total income (loss) from investment activities	6.52		(6.64)

Distributions to Shareholders From:
Net realized gains on investments	(0.08)		—

Net Asset Value, End of Period	$29.80		$23.36

Total Return	27.91%		(22.13	)%(c)
Ratios to Average Net Assets:
Gross expenses(d)	2.02%		2.22%
Net expenses(d)	1.98%		1.98%
Net investment income (loss)(d)	(1.31)%		(1.32)%
Supplemental Data:
Net assets, end of period (000’s)	$46,561		$15,064
Portfolio turnover rate(e)	678%		1,594	%(c)

(a)	Commencement of operations
(b)	Per share net investment income (loss) has been calculated using the daily average shares method.
(c)	Not annualized for periods less than one year.
(d)	Annualized for periods less than one year.
(e)	Portfolio turnover rate is calculated without regard to instruments (including options, swap agreements and futures contracts) having a maturity of less than one year.

See accompanying notes to the financial statements.

41

ProFund VP Small-Cap Value

The ProFund VP Small-Cap Value seeks daily investment results, before fees and expenses, that correspond to the daily performance of the S&P SmallCap 600/Barra Value Index. For the year ended December 31, 2003, the Fund had a total return of 34.68%1, compared to a return of 38.39%2 for the Index. For the year, the Fund achieved an average daily statistical correlation of over 0.99 to the daily performance of the Index.3

The Fund applies a mathematical approach to investing. In doing so it takes positions in securities and/or financial instruments that, in combination, should have similar daily return characteristics as the Index. The S&P SmallCap 600/Barra Value Index is a market capitalization weighted index comprised of the stocks in the S&P SmallCap 600 Index that have comparatively low price-to-book ratios as determined before each semiannual rebalance date.

The S&P SmallCap 600/Barra Value Index (and thus the Fund) benefited from both its value bias and its small-cap focus. Value stocks outperformed growth stocks across the capitalization spectrum albeit by a much smaller margin than in 2000-2002 bear market. Smaller cap stocks outperformed large-cap stocks as small-cap issuers were able to take full advantage of decreasing credit spreads and the resulting reduction in their cost of debt. In addition, smaller cap stocks became more volatile than larger caps in the latter half of the year as investors focused more on the economic news and less on geopolitical issues. Of the ten highest weighted constituents of the Index at the beginning of the year, the top performer in terms of stock price return was Whitney Holding Corp. (+22.98%) while the worst was Skyworks Solutions, Inc. (+0.93%).

Value of a $10,000 Investment*

* The line graph represents historical performance of a hypothetical investment of $10,000 in the ProFund VP Small-Cap Value from May 1, 2002 to December 31, 2003 assuming the reinvestment of distributions.

Average Annual Total Return as of 12/31/031

	1 Year	Since Inception (5/1/02)

ProFund VP Small-Cap Value	34.68%	(2.07)%

S&P SmallCap 600/BARRA Value Index	38.39%	1.31%

1 Past performance does not guarantee future results. Total return calculations assume the reinvestment of distributions and do not reflect the effect of taxes. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and net asset value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. During the period, certain fees were reduced. If such fee reductions had not occurred, the quoted performance would be lower. Performance numbers are net of all Fund expenses but do not include any insurance, sales, or administrative charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower.

2 The S&P SmallCap 600/BARRA Value Index is a price return index and does not reflect the reinvestment of dividends, the impact of transaction costs, nor the deduction of expenses associated with a mutual fund such as investment management and accounting fees. It is not possible to invest directly in an index. The Fund’s performance does reflect the reinvestment of dividends, the impact of transaction costs and the deduction of fees and expenses.

3 1.00 equals perfect correlation.

The above information is not covered by the Report of Independent Auditors.

42

PROFUNDS VP ProFund VP Small-Cap Value	Schedule of Portfolio Investments December 31, 2003

Common Stocks (99.9%)

	Shares	Value

A.M. Castle & Co.*	10,548	$77,000
A.T. Cross Co.—Class A*	9,376	62,538
AAR Corp.*	21,096	315,385
Aaron Rents, Inc.	21,096	424,662
ABM Industries, Inc.	31,644	550,922
Action Performance Companies, Inc.	11,720	229,713
Adaptec, Inc.*	71,492	631,275
Advanced Marketing Services, Inc.	12,892	146,969
Agilysys, Inc.	21,096	235,220
Albany International Corp.—Class A	22,268	754,885
Alliance Semiconductor Corp.*	23,440	166,658
Alpharma, Inc.	33,988	683,159
American Italian Pasta Co.*	11,720	491,068
American Management Systems, Inc.*	28,128	423,889
American States Water Co.	9,376	234,400
Analogic Corp.	9,376	384,416
Anchor BanCorp Wisconsin, Inc.	15,236	379,376
Angelica Corp.	5,860	128,920
Anixter International, Inc.*	23,440	606,628
AnnTaylor Stores Corp.*	29,300	1,142,699
Apogee Enterprises, Inc.	17,580	199,533
Applica, Inc.	15,236	115,794
Applied Industrial Technologies, Inc.	12,892	307,603
AptarGroup, Inc.	23,440	914,159
Arch Chemicals, Inc.	14,064	360,882
Arkansas Best Corp.	16,408	515,047
Armor Holdings, Inc.*	18,752	493,365
ArQule, Inc.*	18,752	91,510
Ashworth, Inc.*	8,204	66,206
Astec Industries, Inc.*	12,892	158,185
Atlantic Coast Airlines Holdings, Inc.*	29,300	290,070
Atmos Energy Corp.	32,816	797,429
Atwood Oceanics, Inc.*	9,376	299,469
Audiovox Corp.—Class A*	15,236	195,630
Avista Corp.	31,644	573,389
Aztar Corp.*	22,268	501,030
Bally Total Fitness Holding Corp.*	22,268	155,876
BankUnited Financial Corp.—Class A*	19,924	513,840
Barnes Group, Inc.	15,236	492,275
Bassett Furniture Industries, Inc.	7,032	116,028
Bel Fuse, Inc.—Class B	7,032	229,454
Belden, Inc.	16,408	346,045
Bell Microproducts, Inc.*	17,580	159,275
Benchmark Electronics, Inc.*	26,956	938,339
Black Box Corp.	11,720	539,940
Boston Communications Group, Inc.*	11,720	108,879
Bowne & Co., Inc.	22,268	301,954
Brookline Bancorp, Inc.	38,676	593,290
Brown Shoe Company, Inc.	11,720	444,540
Brush Wellman, Inc.*	10,548	161,490
Buckeye Technologies, Inc.*	24,612	247,351
Building Materials Holding Corp.	8,204	127,408
Burlington Coat Factory Warehouse Corp.	29,300	619,988
Butler Manufacturing Co.	4,688	103,136
C&D Technologies, Inc.	16,408	314,541
Cable Design Technologies Corp.*	26,956	242,334
Cal Dive International, Inc.*	24,612	593,395
Cambrex Corp.	16,408	414,466
Capital Automotive REIT	21,096	675,072

Common Stocks, continued

	Shares	Value

Captaris, Inc.*	21,096	$118,560
Caraustar Industries, Inc.*	18,752	258,778
Cascade Natural Gas Corp.	7,032	148,305
Casey’s General Stores, Inc.	31,644	558,833
Cash America International, Inc.	18,752	397,167
Cato Corp.—Class A	12,892	264,286
CDI Corp.	12,892	422,213
Central Parking Corp.	23,440	349,959
Central Vermont Public Service Corp.	8,204	192,794
Century Aluminum Co.*	14,064	267,356
CH Energy Group, Inc.	10,548	494,701
Checkpoint Systems, Inc.*	21,096	398,925
Chesapeake Corp.	10,548	279,311
Chittenden Corp.	23,440	788,521
Ciber, Inc.*	41,020	355,233
Cima Labs, Inc.*	9,376	305,845
Cimarex Energy Co.*	26,956	719,456
CLECO Corp.	30,472	547,887
Coachmen Industries, Inc.	10,548	191,024
Coherent, Inc.*	19,924	474,191
Cohu, Inc.	14,064	269,326
Colonial Properties Trust	17,580	696,168
Commercial Federal Corp.	26,956	719,995
Commercial Metals Co.	18,752	570,061
Commonwealth Industries, Inc.	10,548	105,902
Concerto Software, Inc.*	7,032	84,243
Concord Camera Corp.*	18,752	173,456
CONMED Corp.*	18,752	446,298
Consolidated Graphics, Inc.*	8,204	259,082
Corn Products International, Inc.	23,440	807,508
Cross Country Healthcare, Inc.*	21,096	314,752
Cryolife, Inc.*	12,892	74,516
CTS Corp.	23,440	269,560
Curative Health Services, Inc.*	8,204	113,215
Curtiss-Wright Corp.	14,064	633,021
Datascope Corp.	9,376	336,130
Delphi Financial Group, Inc.—Class A	19,924	717,264
Deltic Timber Corp.	8,204	249,402
Department 56, Inc.*	8,204	107,472
Digi International, Inc.*	14,064	135,014
DIMON, Inc.	29,300	197,775
Downey Financial Corp.	18,752	924,475
Dress Barn, Inc.*	18,752	281,092
Drill-Quip, Inc.*	11,720	191,036
DRS Technologies, Inc.*	17,580	488,372
DSP Group, Inc.*	18,752	467,113
Duane Reade, Inc.*	15,236	257,793
DuPont Photomasks, Inc.*	11,720	282,921
EDO Corp.	12,892	317,788
eFunds Corp.*	30,472	528,688
El Paso Electric Co.*	31,644	422,447
Electro Scientific Industries, Inc.*	18,752	446,298
Electronics Boutique Holdings Corp.*	16,408	375,579
EMCOR Group, Inc.*	9,376	411,606
Energen Corp.	23,440	961,743
Enesco Group, Inc.*	9,376	96,760
Esterline Technologies Corp.*	14,064	375,087
Exar Corp.*	26,956	460,408
Financial Federal Corp.*	11,720	358,046
First Republic Bank	9,376	335,661

See accompanying notes to the financial statements.

43

PROFUNDS VP ProFund VP Small-Cap Value	Schedule of Portfolio Investments December 31, 2003

Common Stocks, continued

	Shares	Value

FirstFed Financial Corp.*	10,548	$458,838
Flagstar Bancorp, Inc.	39,848	853,544
Flowers Foods, Inc.	29,300	755,940
Fremont General Corp.	49,224	832,377
Frontier Airlines, Inc.*	23,440	334,254
Fuller (H. B.) Co.	18,752	557,685
G & K Services, Inc.	12,892	473,781
Gables Residential Trust	18,752	651,444
Gardner Denver, Inc.*	10,548	251,781
GenCorp, Inc.	28,128	302,939
General Communication, Inc.— Class A*	36,332	316,088
Genesco, Inc.*	14,064	212,788
Gerber Scientific, Inc.*	14,064	111,949
Glenborough Realty Trust, Inc.	17,580	350,721
Gold Banc Corp., Inc.	25,784	362,523
Goody’s Family Clothing, Inc.	21,096	197,459
Great Atlantic & Pacific Tea Co.*	24,612	206,741
Green Mountain Power Corp.	3,516	82,978
Griffon Corp.*	18,752	379,916
Group 1 Automotive, Inc.*	15,236	551,390
Haemonetics Corp.*	15,236	363,988
Haggar Corp.	3,516	68,597
Hain Celestial Group, Inc.*	22,268	516,840
Hancock Fabrics, Inc.	11,720	169,706
Haverty Furniture Companies, Inc.	14,064	279,311
Heidrick & Struggles International, Inc.*	11,720	255,496
Hilb, Rogal & Hamilton Co.	23,440	751,721
Hologic, Inc.*	12,892	223,418
Hooper Holmes, Inc.	42,192	260,747
Huffy Corp.*	10,548	55,377
Hughes Supply, Inc.	15,236	756,010
Hutchinson Technology, Inc.*	16,408	504,382
IDEX Corp.	21,096	877,383
IHOP Corp.	14,064	541,183
Imagistics International, Inc.*	10,548	395,550
IMCO Recycling, Inc.*	10,548	104,320
Information Holdings, Inc.*	14,064	310,814
Input/Output, Inc.*	32,816	148,000
Insight Enterprises, Inc.*	30,472	572,874
Insituform Technologies, Inc.—Class A*	17,580	290,070
Insurance Auto Auctions, Inc.*	8,204	107,062
Interface, Inc.*	33,988	187,954
Intermet Corp.	16,408	89,095
International Multifoods Corp.*	12,892	232,056
Invacare Corp.	19,924	804,332
Invision Technologies, Inc.*	10,548	354,096
Ionics, Inc.*	11,720	373,282
Irwin Financial Corp.	18,752	588,813
Itron, Inc.*	12,892	236,697
J & J Snack Foods Corp.*	5,860	221,274
J. Jill Group, Inc.*	12,892	163,857
Jack in the Box, Inc.*	23,440	500,678
JAKKS Pacific, Inc.*	16,408	215,929
JDA Software Group, Inc.*	18,752	309,596
Jo-Ann Stores, Inc.*	14,064	286,906
K2, Inc.*	21,096	320,870
Kaman Corp.—Class A	15,236	193,954
Kansas City Southern Industries, Inc.*	41,020	587,406
Kellwood Co.	17,580	720,780

Common Stocks, continued

	Shares	Value

Kilroy Realty Corp.	18,752	$614,128
Kirby Corp.*	15,236	531,432
Kroll, Inc.*	26,956	700,856
La-Z-Boy, Inc.	35,160	737,656
Laclede Group, Inc.	12,892	368,067
Lance, Inc.	18,752	281,843
LandAmerica Financial Group, Inc.	11,720	612,487
Landry’s Restaurants, Inc.	17,580	452,158
Lawson Products, Inc.	5,860	194,435
Lennox International, Inc.	38,676	645,889
Lexington Corporate Properties Trust	26,956	544,242
Linens ‘n Things, Inc.*	29,300	881,344
Lone Star Steakhouse & Saloon, Inc.	14,064	326,004
Lone Star Technologies, Inc.*	18,752	299,657
Lydall, Inc.*	10,548	107,484
M.D.C. Holdings, Inc.	18,752	1,209,504
MAF Bancorp, Inc.	21,096	883,922
MagneTek, Inc.*	18,752	123,576
Manitowoc Co.	17,580	548,496
MapInfo Corp.*	10,548	106,324
Marcus Corp.	18,752	307,533
Massey Energy Co.	49,224	1,023,859
Material Sciences Corp.	9,376	94,791
Maverick Tube Corp.*	26,956	518,903
Meade Instruments Corp.*	12,892	44,477
Methode Electronics, Inc.—Class A	23,440	286,671
Metro One Telecommunications, Inc.*	16,408	42,661
Mobile Mini, Inc.*	9,376	184,895
Moog, Inc.—Class A*	11,720	578,968
Movie Gallery, Inc.*	21,096	394,073
MRO Software, Inc.*	15,236	205,077
Mueller Industries, Inc.*	22,268	765,129
Myers Industries, Inc.	19,924	241,479
Nash-Finch Co.	8,204	183,277
National Presto Industries, Inc.	4,688	169,472
Nature’s Sunshine Products, Inc.	9,376	79,227
Nautilus Group, Inc.	21,096	296,399
NCO Group, Inc.*	17,580	400,297
Network Equipment Technologies, Inc.*	15,236	167,596
Newfield Exploration Co.*	36,332	1,618,226
Northwest Natural Gas Co.	16,408	504,546
Nuevo Energy Co.*	12,892	311,600
NUI Corp.	10,548	170,034
NYFIX, Inc.*	21,096	167,713
O’Charley’s, Inc.*	14,064	252,449
Oceaneering International, Inc.*	16,408	459,424
Offshore Logistics, Inc.*	15,236	373,587
OM Group, Inc.*	18,752	491,115
Omnova Solutions, Inc.*	25,784	123,763
On Assignment, Inc.*	16,408	85,486
Orthodontic Centers of America, Inc.*	32,816	264,169
Osteotech, Inc.*	11,720	103,136
Owens & Minor, Inc.	25,784	564,927
PAREXEL International Corp.*	16,408	266,794
Park Electrochemical Corp.	12,892	341,509
Paxar Corp.*	25,784	345,506
PC-Tel, Inc.*	12,892	136,784
Pediatrix Medical Group, Inc.*	15,236	839,352
Pegasus Systems, Inc.*	16,408	171,792
Penford Corp.	5,860	80,458

See accompanying notes to the financial statements.

44

PROFUNDS VP ProFund VP Small-Cap Value	Schedule of Portfolio Investments December 31, 2003

Common Stocks, continued

	Shares	Value

Pep Boys-Manny, Moe & Jack	35,160	$804,109
Performance Food Group Co.*	30,472	1,102,172
Pericom Semiconductor Corp.*	16,408	174,909
Philadelphia Consolidated Holding Corp.*	14,064	686,745
Phillips-Van Heusen Corp.	19,924	353,452
Phoenix Technologies, Ltd.*	16,408	132,577
Photronics, Inc.*	21,096	420,232
Piedmont Natural Gas Company, Inc.	22,268	967,767
Pinnacle Entertainment, Inc.*	16,408	152,923
Pinnacle Systems, Inc.*	43,364	369,895
Planar Systems, Inc.*	9,376	228,024
PolyOne Corp.*	59,772	381,943
Pope & Talbot, Inc.	10,548	185,750
Presidential Life Corp.	18,752	246,776
PRG-Schultz International, Inc.*	41,020	200,998
Prime Hospitality Corp.*	29,300	298,860
Provident Bankshares Corp.	16,408	483,052
Province Healthcare Co.*	31,644	506,304
Quaker Chemical Corp.	5,860	180,195
Quanex Corp.	10,548	486,263
RadiSys Corp.*	11,720	197,599
Ralcorp Holdings, Inc.*	18,752	588,063
Regal-Beloit Corp.	16,408	360,976
RehabCare Group, Inc.*	10,548	224,250
Reliance Steel & Aluminum Co.	21,096	700,598
Remington Oil & Gas Corp.*	17,580	346,150
Riggs National Corp.	18,752	309,971
RLI Corp.	16,408	614,644
Robbins & Myers, Inc.	9,376	178,050
Rock-Tenn Co.	22,268	384,345
Roto-Rooter, Inc.	5,860	270,146
Roxio, Inc.*	18,752	89,822
RTI International Metals, Inc.*	14,064	237,260
Russ Berrie & Company, Inc.	12,892	437,039
Russell Corp.	21,096	370,446
Ryan’s Family Steak Houses, Inc.*	26,956	408,114
Ryerson Tull, Inc.	16,408	187,872
Salton, Inc.*	7,032	91,768
Savient Pharmaceuticals, Inc.*	38,676	178,296
SBS Technologies, Inc.*	9,376	137,921
School Specialty, Inc.*	12,892	438,457
Schulman (A.), Inc.	19,924	424,780
Schweitzer-Mauduit International, Inc.	9,376	279,217
SCM Microsystems, Inc.*	9,376	72,383
SCPIE Holdings, Inc.	5,860	51,685
Seacoast Financial Services Corp.	16,408	449,743
SEACOR SMIT, Inc.*	11,720	492,592
Selective Insurance Group, Inc.	17,580	568,889
Shaw Group, Inc.*	37,504	510,804
Shopko Stores, Inc.*	18,752	285,968
Shurgard Storage Centers, Inc.—Class A	29,300	1,103,145
Skyline Corp.	5,860	204,338
SkyWest, Inc.	37,504	679,573
Skyworks Solutions, Inc.*	98,448	856,499
Smith (A.O.) Corp.	18,752	657,258
Sola International, Inc.*	19,924	374,571
Sourcecorp*	10,548	270,345
Southern Union Co.*	48,052	884,157
Southwest Gas Corp.	22,268	499,917

Common Stocks, continued

	Shares	Value

Southwestern Energy Co.*	23,440	$560,216
Spherion Corp.*	38,676	378,638
Spinnaker Exploration Co.*	21,096	680,768
St. Mary Land & Exploration Co.	18,752	534,432
Standard Microsystems Corp.*	10,548	266,864
Standard Motor Products, Inc.	12,892	156,638
Standard Pacific Corp.	21,096	1,024,211
Standard Register Co.	18,752	315,596
Standex International Corp.	8,204	229,712
Staten Island Bancorp, Inc.	38,676	870,210
Steel Dynamics, Inc.*	31,644	743,318
Steel Technologies, Inc.	5,860	103,663
Stein Mart, Inc.*	26,956	222,117
Sterling Bancshares, Inc.	29,300	390,569
Stewart & Stevenson Services, Inc.	18,752	263,466
Stewart Information Services Corp.	11,720	475,246
Stone Energy Corp.*	17,580	746,271
Stride Rite Corp.	25,784	293,422
Sturm, Ruger & Co., Inc.	17,580	199,885
Sunrise Assisted Living, Inc.*	12,892	499,436
Supertex, Inc.*	8,204	156,696
Susquehanna Bancshares, Inc.	25,784	644,858
Swift Energy Co.*	17,580	296,223
SWS Group, Inc.	11,720	208,616
Symmetricom, Inc.*	28,128	204,772
Systems & Computer Technology Corp.*	22,268	364,082
Technitrol, Inc.*	25,784	534,761
Texas Industries, Inc.	14,064	520,368
Theragenics Corp.*	19,924	108,984
Thomas Industries, Inc.	11,720	406,215
THQ, Inc.*	24,612	416,189
Three-Five Systems, Inc.*	14,064	73,695
Timken Co.	58,600	1,175,517
Tollgrade Communications, Inc.*	9,376	164,361
Tom Brown, Inc.*	29,300	944,925
Tower Automotive, Inc.*	36,332	248,148
Tredegar Corp.	24,612	382,224
Triarc Companies, Inc.	38,676	416,927
Triumph Group, Inc.*	10,548	383,947
UGI Corp.	28,128	953,539
UICI*	30,472	404,668
UIL Holdings Corp.	9,376	422,858
Ultimate Electronics, Inc.*	9,376	71,539
Umpqua Holdings Corp.	18,752	389,854
Unisource Energy Corp.	22,268	549,129
Unit Corp.*	28,128	662,414
United Stationers, Inc.*	22,268	911,207
Universal Forest Products, Inc.	11,720	377,150
URS Corp.*	21,096	527,611
US Oncology, Inc.*	55,084	592,704
USF Corp.	17,580	601,060
Valmont Industries, Inc.	15,236	352,713
Veritas DGC, Inc.*	22,268	233,369
Verity, Inc.*	24,612	410,774
Viasys Healthcare, Inc.*	19,924	410,434
Vicor Corp.*	26,956	307,568
Vintage Petroleum, Inc.	42,192	507,570
Vital Signs, Inc.	8,204	268,271
Volt Information Sciences, Inc.*	9,376	211,898
W-H Energy Services, Inc.*	17,580	284,796

See accompanying notes to the financial statements.

45

PROFUNDS VP ProFund VP Small-Cap Value	Schedule of Portfolio Investments December 31, 2003

Common Stocks, continued

	Shares	Value

Waste Connections, Inc.*	18,752	$708,263
Watsco, Inc.	16,408	372,954
Watts Industries, Inc.—Class A	21,096	468,331
Waypoint Financial Corp.	22,268	482,993
Wellman, Inc.	21,096	215,390
Wet Seal, Inc.—Class A*	19,924	197,048
Whitney Holding Corp.	25,784	1,056,885
Wolverine Tube, Inc.*	8,204	51,685
Wolverine World Wide, Inc.	25,784	525,478
Woodward Governor Co.	7,032	399,629
Yellow Roadway Corp.*	30,472	1,102,172
Zenith National Insurance Corp.	11,720	381,486

TOTAL COMMON STOCKS (Cost $134,238,608)		146,996,858

U.S. Government Agency Obligations (0.1%)

	Principal Amount
Federal National Mortgage Association, 0.50%, 01/02/04	$199,000	198,997

TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS (Cost $198,997)		198,997

TOTAL INVESTMENT SECURITIES (Cost $134,437,605)—100.0%		147,195,855
Net other assets (liabilities)—NM		(21,823)

NET ASSETS—100.0%		$147,174,032

Futures Contracts Purchased

	Contracts	Unrealized Appreciation (Depreciation)
E-Mini Russell 2000 Futures Contract expiring March 2004 (Underlying face amount at value $111,200)	2	$2,552

ProFund VP Small-Cap Value invested, as a percentage of net assets, in the following industries, as of December 31, 2003:

Aerospace/Defense	2.2%
Agriculture	0.1%
Airlines	0.9%
Apparel	1.6%
Auto Parts & Equipment	0.6%
Banks	5.0%
Biotechnology	0.4%
Building Materials	1.3%
Chemicals	1.9%
Coal	0.7%
Commercial Services	3.8%

Computers	1.3%
Distribution/Wholesale	2.1%
Diversified Financial Services	0.4%
Electric	2.2%
Electrical Components & Equipment	0.7%
Electronics	4.4%
Engineering & Construction	0.8%
Entertainment	0.1%
Environmental Control	0.8%
Food	3.7%
Forest Products & Paper	1.1%
Gas	4.0%
Hand/Machine Tools	0.2%
Healtcare—Products	2.6%
Healtcare—Services	2.4%
Home Builders	1.8%
Home Furnishings	0.7%
Household Products/Wares	0.5%
Housewares	0.2%
Insurance	3.7%
Internet	0.4%
Iron/Steel	1.2%
Leisure Time	0.7%
Lodging	0.8%
Machinery—Construction & Mining	0.1%
Machinery—Diversified	2.5%
Media	0.2%
Medical—Biomedical/Genetic	0.1%
Metal Fabricate/Hardware	3.3%
Mining	0.5%
Miscellaneous Manufacturing	2.5%
Office/Business Equipment	0.4%
Oil & Gas	6.1%
Oil & Gas Services	1.7%
Packaging & Containers	0.2%
Pharmaceuticals	0.8%
Real Estate Investment Trust	3.1%
Retail	8.5%
Savings & Loans	4.4%
Semiconductors	2.4%
Software	2.0%
Storage/Warehousing	0.1%
Telecommunications	2.2%
Textiles	0.4%
Toys/Games/Hobbies	0.4%
Transportation	2.5%
Water	0.2%
Other**	0.1%

*	Non-income producing security
**	Including debt securities, repurchase agreements, options purchased, and net other assets (liabilities).
NM	Not meaningful, amount is less than 0.05%.

See accompanying notes to the financial statements.

46

PROFUNDS VP

ProFund VP Small-Cap Value

Statement of Assets and Liabilities

December 31, 2003
Assets:
Investment securities, at value (cost $134,437,605)	$147,195,855
Cash	1,440
Segregated cash balances with brokers for futures contracts	5,644
Dividends and interest receivable	77,377
Receivable for investments sold	37,058,953
Receivable for capital shares issued	96
Prepaid expenses	85

Total Assets	184,339,450

Liabilities:
Payable for investments purchased	14,033
Payable for capital shares redeemed	36,955,272
Variation margin on futures contracts	1,550
Advisory fees payable	74,247
Management services fees payable	14,849
Administration fees payable	4,145
Administrative services fees payable	45,845
Distribution fees payable	22,927
Other accrued expenses	32,550

Total Liabilities	37,165,418

Net Assets	$147,174,032

Net Assets consist of:
Capital	$139,310,871
Accumulated net realized gains (losses) on investments	(4,897,641)
Net unrealized appreciation (depreciation) on investments	12,760,802

Net Assets	$147,174,032

Shares of Beneficial Interest Outstanding	5,079,840

Net Asset Value (offering and redemption price per share)	$28.97

Statement of Operations

For the year ended December 31, 2003
Investment Income:
Dividends	$441,497
Interest	1,494

Total Investment Income	442,991

Expenses:
Advisory fees	298,812
Management services fees	59,763
Administration fees	18,574
Transfer agency and administrative service fees	224,657
Distribution fees	99,604
Custody fees	72,657
Fund accounting fees	30,661
Other fees	23,490

Total Gross Expenses before reductions	828,218
Less Expenses reduced by the Advisor	(39,757)

Total Net Expenses	788,461

Net Investment Income (Loss)	(345,470)

Realized and Unrealized Gains (Losses) on Investments:
Net realized gains (losses) on investment securities	(41,540)
Net realized gains (losses) on futures contracts	30,335
Change in net unrealized appreciation/depreciation on investments	11,854,371

Net Realized and Unrealized Gains (Losses) on Investments	11,843,166

Change in Net Assets Resulting from Operations	$11,497,696

See accompanying notes to the financial statements.

47

PROFUNDS VP

ProFund VP Small-Cap Value

Statements of Changes in Net Assets

	For the year ended December 31, 2003	For the period May 1, 2002(a) through December 31, 2002
From Investment Activities:
Operations:
Net investment income (loss)	$(345,470)	$(45,693)
Net realized gains (losses) on investments	(11,205)	(4,543,063)
Change in net unrealized appreciation/depreciation on investments	11,854,371	906,431

Change in net assets resulting from operations	11,497,696	(3,682,325)

Capital Transactions:
Proceeds from shares issued	495,634,985	172,701,131
Cost of shares redeemed	(389,124,083)	(139,853,372)

Change in net assets resulting from capital transactions	106,510,902	32,847,759

Change in net assets	118,008,598	29,165,434
Net Assets:
Beginning of period	29,165,434	—

End of period	$147,174,032	$29,165,434

Accumulated net investment income (loss)	$—	$1,728

Share Transactions:
Issued	19,628,028	7,334,952
Redeemed	(15,903,875)	(5,979,265)

Change in shares	3,724,153	1,355,687

(a)	Commencement of operations

See accompanying notes to the financial statements.

48

PROFUNDS VP

ProFund VP Small-Cap Value

Financial Highlights

Selected data for a share of beneficial interest outstanding throughout the periods indicated.

	For the year ended December 31, 2003		For the period May 1, 2002(a) through December 31, 2002
Net Asset Value, Beginning of Period	$21.51		$30.00

Investment Activities:
Net investment income (loss)	(0.22	)(b)	(0.09	)(b)
Net realized and unrealized gains (losses) on investments	7.68		(8.40)

Total income (loss) from investment activities	7.46		(8.49)

Net Asset Value, End of Period	$28.97		$21.51

Total Return	34.68%		(28.30	)%(c)
Ratios to Average Net Assets:
Gross expenses(d)	2.08%		2.45%
Net expenses(d)	1.98%		1.98%
Net investment income (loss)(d)	(0.87)%		(0.61)%
Supplemental Data:
Net assets, end of period (000’s)	$147,174		$29,165
Portfolio turnover rate(e)	906%		1,253	%(c)

(a)	Commencement of operations
(b)	Per share net investment income (loss) has been calculated using the daily average shares method.
(c)	Not annualized for periods less than one year.
(d)	Annualized for periods less than one year.
(e)	Portfolio turnover rate is calculated without regard to instruments (including options, swap agreements and futures contracts) having a maturity of less than one year.

See accompanying notes to the financial statements.

49

ProFund VP Small-Cap Growth

The ProFund VP Small-Cap Growth seeks daily investment results, before fees and expenses, that correspond to the daily performance of the S&P SmallCap 600/Barra Growth Index. For the year ended December 31, 2003, the Fund had a total return of 34.32%1, compared to a return of 36.46%2 for the Index. For the year, the Fund achieved an average daily statistical correlation of over 0.99 to the daily performance of the Index.3

The Fund applies a mathematical approach to investing. In doing so it takes positions in securities and/or financial instruments that, in combination, should have similar daily return characteristics as the Index. The S&P SmallCap 600/Barra Growth Index is a market capitalization weighted index comprised of the stocks in the S&P SmallCap 600 Index that have comparatively high price-to-book ratios as determined before each semiannual rebalance date.

The S&P SmallCap 600/Barra Growth Index (and thus the Fund) benefited from its small cap focus, but was slightly negatively impacted by its growth tilt. The net result was a return that outpaced broader U.S. equity market measures. Growth stocks underperformed value stocks across the capitalization spectrum albeit by a much smaller margin than in 2000-2002 bear market. Smaller cap stocks outperformed large-cap stocks as small-cap issuers were able to take full advantage of decreasing credit spreads and the resulting reduction in their cost of debt. In addition, smaller cap stocks became more volatile than larger caps in the latter half of the year as investors focused more on the economic news and less on geopolitical issues. Of the ten highest weighted constituents of the Index at the beginning of the year, the top performer in terms of stock price return was Harman International (+148.67%) while the worst was Alliant Techsystems (-7.36%).

Value of a $10,000 Investment*

* The line graph represents historical performance of a hypothetical investment of $10,000 in the ProFund VP Small-Cap Growth from May 1, 2002 to December 31, 2003 assuming the reinvestment of distributions.

Average Annual Total Return as of 12/31/031

	1 Year	Since Inception (5/1/02)

ProFund VP Small-Cap Growth	34.32%	2.67%

S&P SmallCap 600/BARRA Growth Index	36.46%	5.46%

1 Past performance does not guarantee future results. Total return calculations assume the reinvestment of distributions and do not reflect the effect of taxes. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and net asset value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. During the period, certain fees were reduced. If such fee reductions had not occurred, the quoted performance would be lower. Performance numbers are net of all Fund expenses but do not include any insurance, sales, or administrative charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower.

2 The S&P SmallCap 600/BARRA Growth Index is a price return index and does not reflect the reinvestment of dividends, the impact of transaction costs, nor the deduction of expenses associated with a mutual fund such as investment management and accounting fees. It is not possible to invest directly in an index. The Fund’s performance does reflect the reinvestment of dividends, the impact of transaction costs and the deduction of fees and expenses.

3 1.00 equals perfect correlation.

The above information is not covered by the Report of Independent Auditors.

50

PROFUNDS VP ProFund VP Small-Cap Growth	Schedule of Portfolio Investments December 31, 2003

Common Stocks (99.9%)

	Shares	Value

4Kids Entertainment, Inc.*	9,048	$235,429
Accredo Health, Inc.*	34,684	1,096,361
Actel Corp.*	18,096	436,114
Acuity Brands, Inc.	30,160	778,128
Administaff, Inc.*	19,604	340,718
Advanced Energy Industries, Inc.*	22,620	589,251
Advanced Medical Optics, Inc.*	21,112	414,851
ADVO, Inc.	21,112	670,517
Aeroflex, Inc.*	46,748	546,484
Alliant Techsystems, Inc.*	27,144	1,567,837
American Healthways, Inc.*	24,128	575,935
American Medical Systems Holdings, Inc.*	24,128	525,990
AMERIGROUP Corp.*	16,588	707,478
AmSurg Corp.*	13,572	514,243
ANSYS, Inc.*	10,556	419,073
Arbitron, Inc.*	21,112	880,793
Arctic Cat, Inc.	15,080	372,476
Argosy Gaming Co.*	21,112	548,701
Artesyn Technologies, Inc.*	27,144	231,267
ArthroCare Corp.*	15,080	369,460
ATMI, Inc.*	22,620	523,427
Avid Technology, Inc.*	21,112	1,013,376
Axcelis Technologies, Inc.*	69,368	708,941
Baldor Electric Co.	22,620	516,867
BARRA, Inc.	13,572	481,670
BEI Technologies, Inc.	10,556	211,120
Biosite Diagnostics, Inc.*	10,556	305,596
Boston Private Financial Holdings, Inc.	16,588	412,046
Brady Corp.—Class A	16,588	675,961
Briggs & Stratton Corp.	15,080	1,016,392
Brooks Automation, Inc.*	30,160	728,967
Brooktrout, Inc.—Class B*	9,048	113,824
C-COR.net Corp.*	25,636	285,329
Cabot Oil & Gas Corp.	22,620	663,897
CACI International, Inc.—Class A*	21,112	1,026,465
CARBO Ceramics, Inc.	10,556	540,995
Carreker Corp.*	16,588	232,398
Catapult Communications Corp.*	9,048	131,196
CEC Entertainment, Inc.*	18,096	857,569
Centene Corp.*	13,572	380,152
Cephalon, Inc.*	39,208	1,898,060
Cerner Corp.*	25,636	970,323
Champion Enterprises, Inc.*	42,224	295,568
Christopher & Banks Corp.	27,144	530,122
Clarcor, Inc.	18,096	798,034
Cleveland-Cliffs, Inc.*	7,540	384,163
Cognex Corp.	31,668	894,304
Coinstar, Inc.*	15,080	272,345
Commonwealth Telephone Enterprises, Inc.*	16,588	626,197
Community First Bankshares, Inc.	27,144	785,547
Concord Communications, Inc.*	12,064	240,918
Cooper Companies, Inc.	22,620	1,066,081
Cost Plus, Inc.*	15,080	618,280
CPI Corp.	6,032	121,907
Cubic Corp.	19,604	450,892
Cuno, Inc.*	12,064	543,242
Cymer, Inc.*	25,636	1,184,126
Delta & Pine Land Co.	27,144	689,458

Common Stocks, continued

	Shares	Value

Dendrite International, Inc.*	28,652	$448,977
Diagnostic Products Corp.	21,112	969,252
Dime Community Bancshares, Inc.	18,096	556,633
Dionex Corp.*	15,080	693,982
East-West Bancorp, Inc.	16,588	890,444
ElkCorp	13,572	362,372
Engineered Support Systems, Inc.	18,096	996,366
Enzo Biochem, Inc.*	21,112	378,116
EPIQ Systems, Inc.*	12,064	206,656
ESS Technology, Inc.*	27,144	461,719
Essex Property Trust, Inc.	16,588	1,065,281
Ethan Allen Interiors, Inc.	27,144	1,136,791
Evergreen Resources, Inc.*	30,160	980,502
FactSet Research Systems, Inc.	24,128	921,931
Fedders Corp.	21,112	152,006
FEI Co.*	24,128	542,880
Filenet Corp.*	27,144	735,060
First BanCorp.	28,652	1,133,187
First Midwest Bancorp, Inc.	33,176	1,075,234
Fleetwood Enterprises, Inc.*	27,144	278,497
FLIR Systems, Inc.*	24,128	880,672
Florida Rock Industries, Inc.	19,604	1,075,279
Forward Air Corp.*	15,080	414,700
Fossil, Inc.*	33,176	929,260
Fred’s, Inc.	27,144	840,921
Frontier Oil Corp.	18,096	311,613
Georgia Gulf Corp.	22,620	653,266
Global Imaging Systems, Inc.*	15,080	478,790
Global Payments, Inc.	27,144	1,279,026
Guitar Center, Inc.*	16,588	540,437
Gymboree Corp.*	21,112	363,760
Harland (John H.) Co.	19,604	535,189
Harman International Industries, Inc.	46,748	3,458,417
Harmonic, Inc.*	49,764	360,789
Heartland Express, Inc.	36,192	875,485
Helix Technology Corp.	18,096	372,416
Hot Topic, Inc.*	34,684	1,021,791
Hudson United Bancorp	31,668	1,170,133
Hydril Co.*	16,588	396,951
Hyperion Solutions Corp.*	28,652	863,571
ICU Medical, Inc.*	9,048	310,165
IDEXX Laboratories, Inc.*	24,128	1,116,644
INAMED Corp.*	24,128	1,159,592
Integra LifeSciences Holdings*	19,604	561,263
Inter-Tel, Inc.	18,096	452,038
Intermagnetics General Corp.*	12,064	267,338
Intrado, Inc.*	12,064	264,805
ITT Educational Services, Inc.*	31,668	1,487,445
J2 Global Communications, Inc.*	16,588	410,885
Jefferies Group, Inc.	39,208	1,294,648
JLG Industries, Inc.	30,160	459,337
K-Swiss, Inc.—Class A	24,128	580,520
Kaydon Corp.	19,604	506,567
Keithley Instruments, Inc.	10,556	193,175
Knight Transportation, Inc.*	27,144	696,244
Kopin Corp.*	49,764	333,916
Kronos, Inc.*	21,112	836,246
Kulicke & Soffa Industries, Inc.*	36,192	520,441
Labor Ready, Inc.*	28,652	375,341
Landstar System, Inc.*	21,112	803,100

See accompanying notes to the financial statements.

51

PROFUNDS VP ProFund VP Small-Cap Growth	Schedule of Portfolio Investments December 31, 2003

Common Stocks, continued

	Shares	Value

Libbey, Inc.	9,048	$257,687
Lindsay Manufacturing Co.	9,048	228,462
Macdermid, Inc.	21,112	722,874
Manhattan Associates, Inc.*	21,112	583,536
ManTech International Corp.—Class A*	22,620	564,369
Maximus, Inc.*	15,080	590,080
Medicis Pharmaceutical Corp.	19,604	1,397,765
MemberWorks, Inc.*	7,540	204,862
Mentor Corp.	33,176	798,215
Mercury Computer Systems, Inc.*	15,080	375,492
Mesa Air Group, Inc.*	22,620	283,202
MGI Pharma, Inc.*	22,620	930,813
Micros Systems, Inc.*	13,572	588,482
Microsemi Corp.*	21,112	518,933
Mid Atlantic Medical Services, Inc.*	33,176	2,149,805
Midas, Inc.*	10,556	150,951
Midway Games, Inc.*	39,208	152,127
Milacron, Inc.	24,128	100,614
Monaco Coach Corp.*	21,112	502,466
NBTY, Inc.*	46,748	1,255,651
NDCHealth Corp.	25,636	656,794
Nelson (Thomas), Inc.	10,556	204,047
Netegrity, Inc.*	24,128	248,760
New Century Financial Corp.	25,636	1,016,980
New England Business Services, Inc.	9,048	266,916
New Jersey Resources Corp.	19,604	754,950
Noven Pharmaceuticals, Inc.*	16,588	252,303
NVR, Inc.*	4,524	2,108,184
Odyssey Healthcare, Inc.*	25,636	750,109
OshKosh B’Gosh, Inc.—Class A	9,048	194,170
Oshkosh Truck Corp.	24,128	1,231,252
Oxford Industries, Inc.	12,064	408,728
P.F. Chang’s China Bistro, Inc.*	18,096	920,724
Pacific Sunwear of California, Inc.*	55,796	1,178,413
Panera Bread Co.*	21,112	834,557
Papa John’s International, Inc.*	12,064	402,696
Patina Oil & Gas Corp.	24,128	1,182,030
Pharmaceutical Product Development, Inc.*	39,208	1,057,440
Photon Dynamics, Inc.*	12,064	485,455
Plains Resources, Inc.*	16,588	266,237
Polaris Industries, Inc.	15,080	1,335,787
PolyMedica Corp.	18,096	476,106
Possis Medical, Inc.*	12,064	238,264
Power Integrations, Inc.*	21,112	706,408
Prima Energy Corp.*	9,048	318,128
Priority Healthcare Corp.—Class B*	30,160	727,158
Progress Software Corp.*	24,128	493,659
QRS Corp.*	10,556	85,715
Quiksilver, Inc.*	39,208	695,158
Radiant Systems, Inc.*	19,604	164,870
Rainbow Technologies, Inc.*	19,604	220,741
RARE Hospitality International, Inc.*	24,128	589,688
Regeneron Pharmaceuticals, Inc.*	39,208	576,749
Regis Corp.	31,668	1,251,520
Renal Care Group, Inc.*	34,684	1,428,981
Republic Bancorp, Inc.	45,240	610,288
ResMed, Inc.*	24,128	1,002,277
Respironics, Inc.*	25,636	1,155,927
Rewards Network, Inc.*	16,588	176,828

Common Stocks, continued

	Shares	Value

Rogers Corp.*	12,064	$532,264
Roper Industries, Inc.	22,620	1,114,261
Rudolph Technologies, Inc.*	12,064	296,051
Ryland Group, Inc.	18,096	1,604,029
SCP Pool Corp.*	25,636	837,784
SERENA Software, Inc.*	28,652	525,764
Shuffle Master, Inc.*	12,064	417,656
Sierra Health Services, Inc.*	19,604	538,130
Simpson Manufacturing Co., Inc.*	18,096	920,363
Sonic Corp.*	27,144	831,149
South Financial Group, Inc.	42,224	1,176,361
Southwest Bancorporation of Texas, Inc.	24,128	937,373
SPSS, Inc.*	12,064	215,704
StarTek, Inc.	10,556	430,579
SurModics, Inc.*	12,064	288,330
Sybron Dental Special, Inc.*	27,144	762,746
Take-Two Interactive Software, Inc.*	31,668	912,355
TALX Corp.	9,048	208,375
TBC Corp.*	15,080	389,215
Techne Corp.*	28,652	1,082,473
Teledyne Technologies, Inc.*	22,620	426,387
Tetra Tech, Inc.*	39,208	974,711
TETRA Technologies, Inc.*	15,080	365,539
The Children’s Place Retail Stores, Inc.*	19,604	524,015
The Men’s Wearhouse, Inc.*	28,652	716,587
The Steak n Shake Co.*	19,604	349,931
Thor Industries, Inc.	19,604	1,102,137
Too, Inc.*	24,128	407,281
Toro Co.	18,096	839,654
Tractor Supply Co.*	27,144	1,055,630
Trimble Navigation, Ltd.*	24,128	898,527
TrustCo Bank Corp. NY	52,780	694,057
UCBH Holdings, Inc.	31,668	1,234,101
Ultratech Stepper, Inc.*	16,588	487,190
United Bankshares, Inc.	31,668	988,042
United Natural Foods, Inc.*	13,572	487,371
United Surgical Partners International, Inc.*	19,604	656,342
Urban Outfitters, Inc.*	28,652	1,061,557
Varian Semiconductor Equipment Associates, Inc.*	25,636	1,120,036
Veeco Instruments, Inc.*	21,112	595,358
ViaSat, Inc.*	18,096	346,357
Wabash National Corp.*	18,096	530,213
Watson Wyatt & Company Holdings*	24,128	582,691
WD-40 Co.	12,064	426,583
WebEx Communications, Inc.*	30,160	606,215
Websense, Inc.*	16,588	485,033
Wilson Greatbatch Technologies, Inc.*	15,080	637,432
Winnebago Industries, Inc.	12,064	829,400
Wintrust Financial Corp.	13,572	612,097
WMS Industries, Inc.*	21,112	553,134
X-Rite, Inc.	15,080	170,706
Zale Corp.*	18,096	962,707

TOTAL COMMON STOCKS (Cost $140,679,514)		153,234,289

See accompanying notes to the financial statements.

52

PROFUNDS VP ProFund VP Small-Cap Growth	Schedule of Portfolio Investments December 31, 2003

U.S. Government Agency Obligations (0.2%)

	Principal Amount	Value
Federal National Mortgage Association, 0.50%, 01/02/04	$303,000	$303,000

TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS (Cost $303,000)		303,000

Right (NM)

	Shares
Fedders Corp. Rights	21,350	1,281

TOTAL RIGHT (Cost $0)		1,281

TOTAL INVESTMENT SECURITIES—100.1% (Cost $140,982,514)		153,538,570
Net other assets (liabilities)—(0.1)%		(137,121)

NET ASSETS—100.0%		$153,401,449

Futures Contracts Purchased

	Contracts	Unrealized Appreciation (Depreciation)
E-Mini Russell 2000 Futures Contract expiring March 2004 (Underlying face amount at value $111,200)	2	$2,552

ProFund VP Small-Cap Growth invested, as a percentage of net assets, in the following industries, as of December 31, 2003:

Advertising	0.4%
Aerospace/Defense	1.9%
Agriculture	0.4%
Airlines	0.2%
Apparel	1.5%
Auto Manufactures	1.1%
Banks	7.7%
Biotechnology	1.0%
Building Materials	1.5%
Chemicals	0.9%
Commercial Services	4.3%
Computers	3.5%
Distribution/Wholesale	0.5%
Diversified Financial Services	1.5%
Electrical Components & Equipment	1.1%
Electrical Components—Miscellaneous	0.3%
Electronics	4.2%
Entertainment	0.6%
Environmental Control	0.6%
Food	0.3%
Gas	0.5%
Hand/Machine Tools	0.4%
Healthcare—Products	7.6%
Healthcare—Services	5.4%
Home Builders	3.7%
Home Furnishings	3.1%
Household Products/Wares	1.4%
Housewares	0.7%
Internet	1.2%
Iron/Steel	0.3%
Leisure Time	2.2%

Machinery & Equipment	0.1%
Machinery—Construction & Mining	0.3%
Machinery—Diversified	1.2%
Media	0.3%
Metal Fabricate/Hardware	0.3%
Miscellaneous Manufacturing	2.1%
Oil & Gas	2.3%
Oil & Gas Services	1.2%
Pharmaceuticals	4.9%
Pipelines	0.2%
Real Estate Investment Trust	0.7%
Retail	10.5%
Savings & Loans	0.4%
Semiconductors	5.1%
Software	6.9%
Telecom Services	0.2%
Telecommunications	1.4%
Transportation	1.8%
Other**	0.1%

*	Non-income producing security
**	Including debt securities, repurchase agreements, options purchased, and net other assets (liabilities).
NM	Not meaningful, amount is less than 0.05%.

See accompanying notes to the financial statements.

53

PROFUNDS VP

ProFund VP Small-Cap Growth

Statement of Assets and Liabilities

December 31, 2003
Assets:
Investment securities, at value (cost $140,982,514)	$153,538,570
Segregated cash balances with brokers for futures contracts	5,644
Dividends and interest receivable	72,059
Receivable for investments sold	27,135,158
Prepaid expenses	307

Total Assets	180,751,738

Liabilities:
Cash overdraft	1,074
Payable for investments purchased	313,860
Payable for capital shares redeemed	26,836,368
Variation margin on futures contracts	1,550
Advisory fees payable	74,816
Management services fees payable	14,963
Administration fees payable	4,016
Administrative services fees payable	44,462
Distribution fees payable	22,234
Other accrued expenses	36,946

Total Liabilities	27,350,289

Net Assets	$153,401,449

Net Assets consist of:
Capital	$141,204,368
Accumulated net realized gains (losses) on investments	(361,527)
Net unrealized appreciation (depreciation) on investments	12,558,608

Net Assets	$153,401,449

Shares of Beneficial Interest Outstanding	4,893,732

Net Asset Value (offering and redemption price per share)	$31.35

Statement of Operations

For the year ended December 31, 2003
Investment Income:
Dividends	$365,303
Interest	2,303

Total Investment Income	367,606

Expenses:
Advisory fees	443,105
Management services fees	88,621
Administration fees	27,803
Transfer agency and administrative service fees	335,461
Distribution fees	147,702
Custody fees	59,314
Fund accounting fees	45,283
Other fees	33,808

Total Gross Expenses before reductions	1,181,097
Less Expenses reduced by the Advisor	(11,832)

Total Net Expenses	1,169,265

Net Investment Income (Loss)	(801,659)

Realized and Unrealized Gains (Losses) on Investments:
Net realized gains (losses) on investment securities	6,681,748
Net realized gains (losses) on futures contracts	30,335
Change in net unrealized appreciation/depreciation on investments	11,132,320

Net Realized and Unrealized Gains (Losses) on Investments	17,844,403

Change in Net Assets Resulting from Operations	$17,042,744

See accompanying notes to the financial statements.

54

PROFUNDS VP

ProFund VP Small-Cap Growth

Statements of Changes in Net Assets

	For the year ended December 31, 2003	For the period May 1, 2002(a) through December 31, 2002
From Investment Activities:
Operations:
Net investment income (loss)	$(801,659)	$(130,701)
Net realized gains (losses) on investments	6,712,083	(6,271,951)
Change in net unrealized appreciation/depreciation on investments	11,132,320	1,426,288

Change in net assets resulting from operations	17,042,744	(4,976,364)

Capital Transactions:
Proceeds from shares issued	584,624,502	201,302,155
Cost of shares redeemed	(472,233,428)	(172,358,160)

Change in net assets resulting from capital transactions	112,391,074	28,943,995

Change in net assets	129,433,818	23,967,631

Net Assets:
Beginning of period	23,967,631	—

End of period	$153,401,449	$23,967,631

Share Transactions:
Issued	21,205,364	8,478,539
Redeemed	(17,338,537)	(7,451,634)

Change in shares	3,866,827	1,026,905

(a)	Commencement of operations

See accompanying notes to the financial statements.

55

PROFUNDS VP

ProFund VP Small-Cap Growth

Financial Highlights

Selected data for a share of beneficial interest outstanding throughout the periods indicated.

	For the year ended December 31, 2003		For the period May 1, 2002(a) through December 31, 2002
Net Asset Value, Beginning of Period	$23.34		$30.00

Investment Activities:
Net investment income (loss)	(0.37	)(b)	(0.21	)(b)
Net realized and unrealized gains (losses) on investments	8.38		(6.45)

Total income (loss) from investment activities	8.01		(6.66)

Net Asset Value, End of Period	$31.35		$23.34

Total Return	34.32%		(22.20	)%(c)
Ratios to Average Net Assets:
Gross expenses(d)	2.00%		2.20%
Net expenses(d)	1.98%		1.98%
Net investment income (loss)(d)	(1.36)%		(1.34)%
Supplemental Data:
Net assets, end of period (000’s)	$153,401		$23,968
Portfolio turnover rate(e)	785%		1,260	%(c)

(a)	Commencement of operations
(b)	Per share net investment income (loss) has been calculated using the daily average shares method.
(c)	Not annualized for periods less than one year.
(d)	Annualized for periods less than one year.
(e)	Portfolio turnover rate is calculated without regard to instruments (including options, swap agreements and futures contracts) having a maturity of less than one year.

See accompanying notes to the financial statements.

56

ProFund VP Asia 30

The ProFund VP Asia 30 seeks daily investment results, before fees and expenses, that correspond to the daily performance of the ProFunds Asia 30 Index. For the year ended December 31, 2003, the Fund had a total return of 64.92%1, compared to a return of 65.94%2 for the Index. For the year, the Fund achieved an average daily statistical correlation of over 0.99 to the daily performance of the Index.3

The Fund applies a mathematical approach to investing. In doing so it takes positions in securities and/or financial instruments that, in combination, should have similar daily return characteristics as the Index. The ProFunds Asia 30 Index, created by ProFund Advisors, is composed of 30 companies whose principal offices are located in the Asia/Pacific region, excluding Japan, and whose securities are traded on U.S. exchanges or on the NASDAQ as depositary receipts or ordinary shares. The component companies in the ProFunds Asia 30 Index are determined annually based upon their U.S. dollar-traded volume. Their relative weights are determined based on a modified market capitalization method.

The ProFunds Asia 30 Index was very stable over the first four months of the year, before accelerating upward strongly and consistently over the last eight months of the year. The index performance was driven significantly from China’s powerful economic expansion, as the country reported GDP growth of 9.1% in 2003. Also, stock prices of Asian exporters, highly sensitive to the U.S. economy, rose as U.S. economic reports continued to brighten throughout the year. Of the ten highest weighted constituents of the Index at the beginning of the year, the top performer in terms of stock price return was PetroChina (+182.26%) while the worst was SK Telecom (-12.05%).

Value of a $10,000 Investment*

* The line graph represents historical performance of a hypothetical investment of $10,000 in the ProFund VP Asia 30 from May 1, 2002 to December 31, 2003 assuming the reinvestment of distributions.

Average Annual Total Return as of 12/31/031

	1 Year	Since Inception (5/1/02)

ProFund VP Asia 30	64.92%	16.62%

ProFunds Asia 30 Index	65.94%	19.10%

MSCI AC Asia Pacific Free Excluding Japan Index	43.68%	12.29%

1 Past performance does not guarantee future results. Total return calculations assume the reinvestment of distributions and do not reflect the effect of taxes. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and net asset value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. During the period, certain fees were reduced. If such fee reductions had not occurred, the quoted performance would be lower. Performance numbers are net of all Fund expenses but do not include any insurance, sales, or administrative charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower.

2 The ProFunds Asia 30 Index is a price return index and does not reflect the reinvestment of dividends, the impact of transaction costs, nor the deduction of expenses associated with a mutual fund such as investment management and accounting fees. It is not possible to invest directly in an index. The Fund’s performance does reflect the reinvestment of dividends, the impact of transaction costs and the deduction of fees and expenses.

3 1.00 equals perfect correlation.

4 The MSCI AC Asia Pacific Free Excluding Japan Index is a capitalization weighted index generally representative of the performance of the Asia Pacific region excluding the country of Japan.

The above information is not covered by the Report of Independent Auditors.

57

PROFUNDS VP ProFund VP Asia 30	Schedule of Portfolio Investments December 31, 2003

Common Stocks (100.1%)

	Shares	Value
AsiaInfo Holdings, Inc.*	113,652	$759,195
BHP Billiton, Ltd.ADR	106,641	1,947,265
Chartered Semiconductor Manufacturing, Ltd.ADR*	138,744	1,397,152
China Mobile (Hong Kong), Ltd.ADR	243,909	3,787,906
Chinadotcom Corp.—Class A*	108,855	878,460
CNOOC, Ltd.ADR	38,745	1,546,700
Dr. Reddy’s Laboratories, Ltd.ADR	30,258	957,666
Flextronics International, Ltd.*	83,394	1,237,567
Huaneng Power International, Inc.ADR	25,830	1,792,860
Infosys Technologies, Ltd.ADR	18,450	1,765,665
Kookmin BankADR	33,210	1,256,666
Korea Electric Power (KEPCO) Corp.ADR	114,759	1,192,346
KT Corp.ADR	52,767	1,006,267
Nam Tai Electronics, Inc.	58,500	1,642,680
National Australia Bank, Ltd.ADR	15,498	1,736,551
Netease.com, Inc.ADR*	24,354	898,663
PetroChina Company, Ltd.ADR	105,903	6,041,767
POSCOADR	41,328	1,403,912
PT Telekomunikasi IndonesiaADR	77,859	1,278,445
Rediff.com India Ltd.ADR*	116,973	621,127
Satyam Computer Services, Ltd.ADR	71,955	2,110,440
SINA Corp.*	52,767	1,780,886
SK Telecom Co., Ltd.ADR	69,741	1,300,670
Sohu.com, Inc.*	33,948	1,018,779
Taiwan Semiconductor Manufacturing Co., Ltd.ADR*	257,563	2,637,445
Telecom Corporation of New Zealand, Ltd.ADR	28,044	792,243
The News Corporation, Ltd.ADR	59,040	2,131,344
Tommy Hilfiger Corp.*	67,527	1,000,075
United Microelectronics Corp.ADR*	314,020	1,554,399
Wipro, Ltd.ADR	35,055	1,689,651

TOTAL COMMON STOCKS (Cost $37,882,438)		49,164,792

TOTAL INVESTMENT SECURITIES (Cost $37,882,438)—100.1%		49,164,792
Net other assets (liabilities)—(0.1)%		(26,548)

NET ASSETS—100.0%		$49,138,244

ProFund VP Asia 30 invested, as a percentage of net assets, in the following industries, as of December 31, 2003:

Apparel	2.0%
Banks	6.1%
Electric	6.1%
Electronics	5.9%
Internet	12.1%
Iron/Steel	2.9%
Media	4.3%
Mining	4.0%
Oil & Gas	15.4%
Pharmaceuticals	1.9%
Semiconductors	11.4%
Software	11.3%
Telecommunications	16.7%
Other**	(0.1)%

ProFund VP Asia 30 invested, as a percentage of net assets, in the following countries, as of December 31, 2003:

Australia	11.8%
China	25.2%
Hong Kong	18.0%
India	14.5%
Indonesia	2.6%
Korea	12.5%
New Zealand	1.6%
Singapore	5.4%
Taiwan	8.5%
United States**	(0.1)%

*	Non-income producing security
**	Including debt securities, repurchase agreements, options purchased, and net other assets (liabilities).
ADR	American Depositary Receipt

See accompanying notes to the financial statements.

58

PROFUNDS VP

ProFund VP Asia 30

Statement of Assets and Liabilities

December 31, 2003
Assets:
Investment securities, at value (cost $37,882,438)	$49,164,792
Dividends receivable	120,667
Receivable for investments sold	2,396,340
Prepaid expenses	72

Total Assets	51,681,871

Liabilities:
Cash overdraft	86,192
Payable for capital shares redeemed	2,379,505
Advisory fees payable	28,846
Management services fees payable	5,769
Administration fees payable	1,742
Administrative services fees payable	19,240
Distribution fees payable	9,626
Other accrued expenses	12,707

Total Liabilities	2,543,627

Net Assets	$49,138,244

Net Assets consist of:
Capital	$43,004,907
Accumulated net investment income (loss)	115,110
Accumulated net realized gains (losses) on investments	(5,264,127)
Net unrealized appreciation (depreciation) on investments	11,282,354

Net Assets	$49,138,244

Shares of Beneficial Interest Outstanding	1,267,730

Net Asset Value (offering and redemption price per share)	$38.76

Statement of Operations

For the year ended December 31, 2003
Investment Income:
Dividends	$523,924
Interest	470

Total Investment Income	524,394

Expenses:
Advisory fees	158,792
Management services fees	31,759
Administration fees	9,891
Transfer agency and administrative service fees	120,011
Distribution fees	52,931
Custody fees	11,463
Fund accounting fees	14,928
Other fees	9,719

Total Gross Expenses before reductions	409,494
Less Expenses reduced by the Advisor	(210)

Total Net Expenses	409,284

Net Investment Income (Loss)	115,110

Realized and Unrealized Gains (Losses) on Investments:
Net realized gains (losses) on investment securities	(2,786,607)
Net realized gains (losses) on futures contracts	21,472
Change in net unrealized appreciation/depreciation on investments	11,050,756

Net Realized and Unrealized Gains (Losses) on Investments	8,285,621

Change in Net Assets Resulting from Operations	$8,400,731

See accompanying notes to the financial statements.

59

PROFUNDS VP

ProFund VP Asia 30

Statements of Changes in Net Assets

	For the year ended December 31, 2003	For the period May 1, 2002(a) through December 31, 2002
From Investment Activities:
Operations:
Net investment income (loss)	$115,110	$14,812
Net realized gains (losses) on investments	(2,765,135)	(2,498,992)
Change in net unrealized appreciation/depreciation on investments	11,050,756	231,598

Change in net assets resulting from operations	8,400,731	(2,252,582)

Distributions to Shareholders From:
Net investment income	(17,570)	—

Change in net assets resulting from distributions	(17,570)	—

Capital Transactions:
Proceeds from shares issued	207,600,563	99,316,219
Dividends reinvested	17,570	—
Cost of shares redeemed	(185,439,244)	(78,487,443)

Change in net assets resulting from capital transactions	22,178,889	20,828,776

Change in net assets	30,562,050	18,576,194
Net Assets:
Beginning of period	18,576,194	—

End of period	$49,138,244	$18,576,194

Accumulated net investment income (loss)	$115,110	$17,570

Share Transactions:
Issued	6,893,249	4,097,524
Reinvested	472	—
Redeemed	(6,416,222)	(3,307,293)

Change in shares	477,499	790,231

(a)	Commencement of operations

See accompanying notes to the financial statements.

60

PROFUNDS VP

ProFund VP Asia 30

Financial Highlights

Selected data for a share of beneficial interest outstanding throughout the periods indicated.

	For the year ended December 31, 2003	For the period May 1, 2002(a) through December 31, 2002
Net Asset Value, Beginning of Period	$23.51	$30.00

Investment Activities:
Net investment income (loss)	0.17 (b)	0.06	(b)
Net realized and unrealized gains (losses) on investments	15.09	(6.55)

Total income (loss) from investment activities	15.26	(6.49)

Distributions to Shareholders From:
Net investment income	(0.01)	—

Net Asset Value, End of Period	$38.76	$23.51

Total Return	64.92%	(21.63	)%(c)
Ratios to Average Net Assets:
Gross expenses(d)	1.93%	2.03%
Net expenses(d)	1.93%	1.98%
Net investment income (loss)(d)	0.54%	0.35%
Supplemental Data:
Net assets, end of period (000’s)	$49,138	$18,576
Portfolio turnover rate(e)	831%	1,321	%(c)

(a)	Commencement of operations
(b)	Per share net investment income (loss) has been calculated using the daily average shares method.
(c)	Not annualized for periods less than one year.
(d)	Annualized for periods less than one year.
(e)	Portfolio turnover rate is calculated without regard to instruments (including options, swap agreements and futures contracts) having a maturity of less than one year.

See accompanying notes to the financial statements.

61

ProFund VP Europe 30

The ProFund VP Europe 30 seeks daily investment results, before fees and expenses, that correspond to the daily performance of the ProFunds Europe 30 Index. For the year ended December 31, 2003, the Fund had a total return of 38.73%1, compared to a return of 38.44%2 for the Index. For the year, the Fund achieved an average daily statistical correlation of over 0.99 to the daily performance of the Index.3

The Fund applies a mathematical approach to investing. In doing so it takes positions in securities and/or financial instruments that, in combination, should have similar daily return characteristics as the Index. The ProFunds Europe 30 Index, created by ProFund Advisors, is composed of 30 companies whose principal offices are located in Europe and whose securities are traded on U.S. exchanges or on the NASDAQ as depositary receipts or ordinary shares. The component companies in the ProFunds Europe 30 Index are determined annually based upon their U.S. dollar-traded volume. Their relative weights are determined based on a modified market capitalization method.

European equities started the year poorly as the threat of the U.S. led war with Iraq hung over the continent. By mid-March the ProFunds Europe 30 Index had dropped by slightly more than 13%. Beginning with the start of the war, and the subsequent fall of Saddam Hussein’s regime, European stocks rallied strongly for the remainder of the year, with only a few minor setbacks. U.S. traded shares of European companies benefited from the depreciation of the dollar. For 2003, the dollar declined against the Euro and the British Pound by 17% and 10%, respectively. Of the ten highest weighted constituents of the Index at the beginning of the year, the top performer in terms of stock price return was HSBC Holdings PLC (+43.36%) while the worst was Nokia Corp (+9.68%).

Value of a $10,000 Investment*

* The line graph represents historical performance of a hypothetical investment of $10,000 in the ProFund VP Europe 30 from October 18, 1999 to December 31, 2003 assuming the reinvestment of distributions.

Average Annual Total Return as of 12/31/031

	1 Year	3 Year	Since Inception (10/18/99)

ProFund VP Europe 30	38.73%	(7.90)%	(4.16)%

ProFunds Europe 30 Index	38.44%	(7.71)%	(4.46)%

Dow Jones STOXX 50 Index	32.51%	(7.92)%	(3.41)%

1 Past performance does not guarantee future results. Total return calculations assume the reinvestment of distributions and do not reflect the effect of taxes. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and net asset value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. During the period, certain fees were reduced. If such fee reductions had not occurred, the quoted performance would be lower. Performance numbers are net of all Fund expenses but do not include any insurance, sales, or administrative charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower.

2 The ProFunds Europe 30 Index is a price return index and does not reflect the reinvestment of dividends, the impact of transaction costs, nor the deduction of expenses associated with a mutual fund such as investment management and accounting fees. It is not possible to invest directly in an index. The Fund’s performance does reflect the reinvestment of dividends, the impact of transaction costs and the deduction of fees and expenses.

3 1.00 equals perfect correlation.

4 The Dow Jones STOXX 50 Index is a capitalization-weighted index of 50 European blue-chip stocks.

The above information is not covered by the Report of Independent Auditors.

62

PROFUNDS VP ProFund VP Europe 30	Schedule of Portfolio Investments December 31, 2003

Common Stocks (98.8%)

	Shares	Value
Alcatel SAADR*	263,978	$3,392,117
Alcon, Inc.	52,052	3,151,228
ASM Lithography Holding N.V.*	221,221	4,435,481
AstraZeneca PLCADR	109,681	5,306,367
Aventis SAADR	65,065	4,311,207
BP Amoco PLCADR	189,618	9,357,648
Business Objects S.A.ADR*	83,655	2,900,319
DaimlerChrysler AG	92,950	4,296,149
Diageo PLCADR	68,783	3,635,869
Elan Corp., PLC*	477,763	3,291,787
Ericsson (LM) Telephone Co.ADR*	254,683	4,507,889
GlaxoSmithKline PLCADR	159,874	7,453,325
Gucci Group	22,308	1,908,449
HSBC Holdings PLCADR	78,078	6,154,108
Koninklijke (Royal) Philips Electronics NVADR	143,143	4,164,030
Nokia OYJADR	286,286	4,866,862
Novartis AGADR	137,566	6,312,904
Royal Dutch Petroleum Co.ADR	122,694	6,427,939
Ryanair Holdings PLCADR*	50,193	2,541,774
SAP AGADR	115,258	4,790,122
Shell Transport & Trading Co.ADR	111,540	5,022,646
Shire Pharmaceuticals Group PLC*	87,373	2,538,186
Siemens AGADR	68,783	5,498,513
STMicroelectronics NVADR	122,694	3,313,965
Total Fina SAADR	79,937	7,394,972
UBS AG	81,796	5,561,310
Unilever NVADR	48,334	3,136,877
Vivendi Universal SAADR*	146,861	3,565,785
Vodafone Group PLCADR	353,210	8,844,379
Willis Group Holdings, Ltd.	63,206	2,153,428

TOTAL COMMON STOCKS (Cost $112,253,443)		140,235,635

U.S. Government Agency Obligations (1.6%)

	Principal Amount
Federal National Mortgage Association, 0.50%, 01/02/04	$2,313,000	2,312,968

TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS (Cost $2,312,968)		2,312,968

TOTAL INVESTMENT SECURITIES (Cost $114,566,411)—100.4%		142,548,603
Net other assets (liabilities)—(0.4)%		(529,953)

NET ASSETS—100.0%		$142,018,650

Futures Contracts Purchased

	Contracts	Unrealized Appreciation (Depreciation)
S&P 500 Futures Contract expiring March 2004 (Underlying face amount at value $2,215,000)	8	$43,214

ProFund VP Europe 30 invested, as a percentage of net assets, in the following industries, as of December 31, 2003:

Airlines	1.8%
Apparel	1.3%
Auto Manufacturers	3.0%
Banks	8.2%
Beverages	2.6%
Electronics	2.9%
Food	2.2%
Healthcare	2.3%
Healthcare—Products	2.2%
Insurance	1.5%
Media	2.5%
Miscellaneous Manufacturing	3.9%
Oil & Gas	20.0%
Pharmaceuticals	18.3%
Semiconductors	5.5%
Software	5.4%
Telecommunications	15.2%
Other**	1.2%

ProFund VP Europe 30 invested, as a percentage of net assets, in the following countries, as of December 31, 2003:

Finland	3.4%
France	15.3%
Germany	10.3%
Ireland	4.1%
Netherlands	14.1%
Sweden	3.2%
Switzerland	12.9%
United Kingdom	35.5%
United States**	1.2%

*	Non-income producing security
**	Including debt securities, repurchase agreements, options purchased, and net other assets (liabilities).
ADR	American Depositary Receipt

See accompanying notes to the financial statements.

63

PROFUNDS VP

ProFund VP Europe 30

Statement of Assets and Liabilities

December 31, 2003
Assets:
Investment securities, at value (cost $114,566,411)	$142,548,603
Segregated cash balances with brokers for futures contracts	165,800
Dividends and interest receivable	119,362
Receivable for capital shares issued	332
Prepaid expenses	298

Total Assets	142,834,395

Liabilities:
Cash overdraft	4,836
Payable for capital shares redeemed	579,830
Variation margin on futures contracts	1,000
Advisory fees payable	78,472
Management services fees payable	15,695
Administration fees payable	4,740
Administrative services fees payable	54,685
Distribution fees payable	34,791
Other accrued expenses	41,696

Total Liabilities	815,745

Net Assets	$142,018,650

Net Assets consist of:
Capital	$153,392,804
Accumulated net investment income (loss)	169,354
Accumulated net realized gains (losses) on investments	(39,568,914)
Net unrealized appreciation (depreciation) on investments	28,025,406

Net Assets	$142,018,650

Shares of Beneficial Interest Outstanding	5,688,903

Net Asset Value (offering and redemption price per share)	$24.96

Statement of Operations

For the year ended December 31, 2003
Investment Income:
Dividends	$1,444,962
Interest	33,518

Total Investment Income	1,478,480

Expenses:
Advisory fees	514,551
Management services fees	102,911
Administration fees	32,396
Transfer agency and administrative service fees	351,842
Distribution fees	171,517
Custody fees	35,587
Fund accounting fees	52,753
Other fees	48,467

Total Gross Expenses before reductions	1,310,024
Less Expenses reduced by the Advisor	(898)

Total Net Expenses	1,309,126

Net Investment Income (Loss)	169,354

Realized and Unrealized Gains (Losses) on Investments:
Net realized gains (losses) on investment securities	(879,305)
Net realized gains (losses) on futures contracts	840,669
Change in net unrealized appreciation/depreciation on investments	25,492,572

Net Realized and Unrealized Gains (Losses) on Investments	25,453,936

Change in Net Assets Resulting from Operations	$25,623,290

See accompanying notes to the financial statements.

64

PROFUNDS VP

ProFund VP Europe 30

Statements of Changes in Net Assets

	For the year ended December 31, 2003	For the year ended December 31, 2002
From Investment Activities:
Operations:
Net investment income (loss)	$169,354	$130,122
Net realized gains (losses) on investments	(38,636)	(11,575,321)
Change in net unrealized appreciation/depreciation on investments	25,492,572	(1,797,172)

Change in net assets resulting from operations	25,623,290	(13,242,371)

Distributions to Shareholders From:
Net investment income	(130,122)	—

Change in net assets resulting from distributions	(130,122)	—

Capital Transactions:
Proceeds from shares issued	392,950,300	524,228,975
Dividends reinvested	130,122	—
Cost of shares redeemed	(309,673,943)	(530,120,763)

Change in net assets resulting from capital transactions	83,406,479	(5,891,788)

Change in net assets	108,899,647	(19,134,159)
Net Assets:
Beginning of period	33,119,003	52,253,162

End of period	$142,018,650	$33,119,003

Accumulated net investment income (loss)	$169,354	$130,122

Share Transactions:
Issued	19,540,491	25,708,782
Reinvested	5,335	—
Redeemed	(15,695,886)	(26,023,929)

Change in shares	3,849,940	(315,147)

See accompanying notes to the financial statements.

65

PROFUNDS VP

ProFund VP Europe 30

Financial Highlights

Selected data for a share of beneficial interest outstanding throughout the periods indicated.

	For the year ended December 31, 2003	For the year ended December 31, 2002	For the year ended December 31, 2001		For the year ended December 31, 2000	For the period October 18, 1999(a) through December 31, 1999
Net Asset Value, Beginning of Period	$18.01	$24.26	$31.98		$36.82	$30.00

Investment Activities:
Net investment income (loss)	0.05 (b)	0.07 (b)	(0.04	)(b)	0.09 (b)	(0.04)
Net realized and unrealized gains (losses) on investments	6.92	(6.32)	(7.68)		(4.79)	6.86

Total income (loss) from investment activities	6.97	(6.25)	(7.72)		(4.70)	6.82

Distributions to Shareholders From:
Net investment income	(0.02)	—	—		—	—
Net realized gains on investments	—	—	—		(0.14)	—

Total distributions	(0.02)	—	—		(0.14)	—

Net Asset Value, End of Period	$24.96	$18.01	$24.26		$31.98	$36.82

Total Return	38.73%	(25.76)%	(24.14)%		(12.75)%	22.73	%(c)
Ratios to Average Net Assets:
Gross expenses(d)	1.91%	2.03%	1.89%		1.65%	2.39%
Net expenses(d)	1.91%	1.98%	1.89%		1.65%	1.78%
Net investment income (loss)(d)	0.25%	0.33%	(0.14)%		0.26%	(1.00)%
Supplemental Data:
Net assets, end of period (000’s)	$142,019	$33,119	$52,253		$25,004	$3,262
Portfolio turnover rate(e)	376%	1,280%	1,002%		1,434%	100	%(c)

(a)	Commencement of operations
(b)	Per share net investment income (loss) has been calculated using the daily average shares method.
(c)	Not annualized for periods less than one year.
(d)	Annualized for periods less than one year.
(e)	Portfolio turnover rate is calculated without regard to instruments (including options, swap agreements and futures contracts) having a maturity of less than one year.

See accompanying notes to the financial statements.

66

ProFund VP UltraBull

The ProFund VP UltraBull seeks daily investment results, before fees and expenses, that correspond to twice the daily performance of the S&P 500® Index. Prior to May 1, 2003, ProFund VP UltraBull was named “ProFund VP Bull Plus” and sought daily investment results, before fees and expenses, which corresponded to 150% of the daily performance of the S&P 500 Index. For the year ended December 31, 2003, the Fund had a total return of 52.93%1, compared to a return of 26.38%2 for the Index. For the year, the Fund achieved an average daily statistical correlation of over 0.99 to its daily investment objective.3

The Fund applies a mathematical approach to investing. In doing so it takes positions in securities and/or financial instruments that, in combination, should have similar daily return characteristics as twice that of the Index. The S&P 500 Index is a measure of large-cap U.S. stock market performance. It is a capitalization weighted index of 500 U.S. operating companies and REITS selected by an S&P committee through a non-mechanical process that factors criteria such as liquidity, price, market capitalization, financial viability, and public float. Reconstitution occurs both on a quarterly and on an ongoing basis.

The performance of the S&P 500 Index (and thus the Fund) was driven largely by systemic factors affecting the U.S. equity markets. Improving corporate profit projections and expectations that the interest rate environment would remain low supported higher equity valuations. Investor confidence in the improving economy seemed to outweigh any concerns over corporate scandals. Of the ten highest weighted constituents of the Index at the beginning of the year, the top performers in terms of stock price return were Citigroup (+37.94%), General Electric (+27.23%), and IBM (+19.59%), while the poorest performers were Merck (-13.77%), Johnson & Johnson (-3.82%), and WalMart (+5.03%.) Since this Fund has a daily investment objective that is greater than 100% of the daily performance of the benchmark index, it was impacted proportionally more by the daily performance of the benchmark index and by the factors affecting the index.

Value of a $10,000 Investment*

* The line graph represents historical performance of a hypothetical investment of $10,000 in the ProFund VP UltraBull from January 22, 2001 to December 31, 2003 assuming the reinvestment of distributions. The historical performance information presented reflects performance during a period (prior to May 1, 2003) when the ProFund VP UltraBull sought daily investment results, before fees and expenses, that corresponded to 150% of the daily performance of the S&P 500 Index.

Average Annual Total Return as of 12/31/031

	1 Year	Since Inception (1/22/01)

ProFund VP UltraBull	52.93%	(9.75)%

S&P 500 Index	26.38%	(6.22)%

1 Past performance does not guarantee future results. Total return calculations assume the reinvestment of distributions and do not reflect the effect of taxes. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and net asset value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. During the period, certain fees were reduced. If such fee reductions had not occurred, the quoted performance would be lower. Performance numbers are net of all Fund expenses but do not include any insurance, sales, or administrative charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower. The historical performance information presented reflects performance during a period (prior to May 1, 2003) when the ProFund VP UltraBull sought daily investment results, before fees and expenses, that corresponded to 150% of the daily performance of the S&P 500 Index.

2 The S&P 500 Index is a price return index and does not reflect the reinvestment of dividends, the impact of transaction costs, nor the deduction of expenses associated with a mutual fund such as investment management and accounting fees. It is not possible to invest directly in an index. The Fund’s performance does reflect the reinvestment of dividends, the impact of transaction costs and the deduction of fees and expenses.

3 1.00 equals perfect correlation.

The above information is not covered by the Report of Independent Auditors.

67

PROFUNDS VP ProFund VP UltraBull	Schedule of Portfolio Investments December 31, 2003

Common Stocks (86.0%)

	Shares	Value

3M Co.	4,500	$382,634
Abbott Laboratories	9,000	419,400
ACE, Ltd.	1,590	65,858
ADC Telecommunications, Inc.*	4,620	13,721
Adobe Systems, Inc.	1,350	53,055
Advanced Micro Devices, Inc.*	2,010	29,949
AES Corp.*	3,570	33,701
Aetna, Inc.	870	58,795
AFLAC, Inc.	2,940	106,369
Agilent Technologies, Inc.*	2,730	79,825
Air Products & Chemicals, Inc.	1,320	69,736
Alberto-Culver Co.—Class B	330	20,816
Albertson’s, Inc.	2,100	47,565
Alcoa, Inc.	4,980	189,240
Allegheny Energy, Inc.*	720	9,187
Allegheny Technologies, Inc.	450	5,949
Allergan, Inc.	750	57,608
Allied Waste Industries, Inc.*	1,200	16,656
Allstate Corp.	4,050	174,231
Alltel Corp.	1,800	83,844
Altera Corp.*	2,190	49,713
Altria Group, Inc.	11,670	635,082
Ambac Financial Group, Inc.	600	41,634
Amerada Hess Corp.	510	27,117
Ameren Corp.	930	42,780
American Electric Power, Inc.	2,280	69,563
American Express Co.	7,410	357,384
American Greetings Corp.—Class A*	390	8,529
American International Group, Inc.	15,000	994,201
American Power Conversion Corp.	1,140	27,873
American Standard Cos.*	420	42,294
AmerisourceBergen Corp.	630	35,375
Amgen, Inc.*	7,410	457,937
AmSouth Bancorp	2,010	49,245
Anadarko Petroleum Corp.	1,440	73,454
Analog Devices, Inc.	2,100	95,864
Andrew Corp.*	870	10,014
Anheuser-Busch Companies, Inc.	4,680	246,542
Anthem, Inc.*	810	60,750
AON Corp.	1,800	43,092
Apache Corp.	930	75,423
Apartment Investment & Management Co.—Class A	540	18,630
Apollo Group, Inc.—Class A*	1,020	69,360
Apple Computer, Inc.*	2,070	44,236
Applera Corp.—Applied Biosystems Group	1,200	24,852
Applied Materials, Inc.*	9,570	214,846
Applied Micro Circuits Corp.*	1,770	10,585
Archer-Daniels-Midland Co.	3,720	56,618
Ashland, Inc.	390	17,183
AT&T Corp.	4,530	91,959
AT&T Wireless Services, Inc.*	15,600	124,644
Autodesk, Inc.	630	15,485
Automatic Data Processing, Inc.	3,420	135,466
AutoNation, Inc.*	1,590	29,208
AutoZone, Inc.*	510	43,457
Avaya, Inc.*	2,400	31,056
Avery Dennison Corp.	630	35,293
Avon Products, Inc.	1,350	91,112

Common Stocks, continued

	Shares	Value

Baker Hughes, Inc.	1,920	$61,747
Ball Corp.	330	19,658
Bank of America Corp.	8,550	687,676
Bank of New York Company, Inc.	4,440	147,053
Bank One Corp.	6,420	292,688
Bard (C.R.), Inc.	300	24,375
Bausch & Lomb, Inc.	300	15,570
Baxter International, Inc.	3,510	107,125
BB&T Corp.	3,150	121,716
Bear Stearns Cos., Inc.	570	45,572
Becton, Dickinson & Co.	1,470	60,476
Bed Bath & Beyond, Inc.*	1,710	74,129
BellSouth Corp.	10,620	300,546
Bemis Company, Inc.	300	15,000
Best Buy Co., Inc.	1,860	97,166
Big Lots, Inc.*	660	9,379
Biogen Idec, Inc.*	1,895	69,698
Biomet, Inc.	1,470	53,523
BJ Services Co.*	900	32,310
Black & Decker Corp.	450	22,194
Block H & R, Inc.	1,020	56,477
BMC Software, Inc.*	1,290	24,059
Boeing Co.	4,830	203,536
Boise Cascade Corp.	510	16,759
Boston Scientific Corp.*	4,710	173,140
Bristol-Myers Squibb Co.	11,160	319,176
Broadcom Corp.—Class A*	1,740	59,317
Brown-Forman Corp.	360	33,642
Brunswick Corp.	540	17,188
Burlington Northern Santa Fe Corp.	2,130	68,906
Burlington Resources, Inc.	1,140	63,133
Calpine Corp.*	2,370	11,400
Campbell Soup Co.	2,370	63,516
Capital One Financial Corp.	1,320	80,903
Cardinal Health, Inc.	2,490	152,288
Carnival Corp.	3,630	144,220
Caterpillar, Inc.	2,010	166,870
Cendant Corp.	5,820	129,610
CenterPoint Energy, Inc.	1,770	17,151
Centex Corp.	360	38,755
CenturyTel, Inc.	840	27,401
Charter One Financial, Inc.	1,290	44,570
ChevronTexaco Corp.	6,150	531,299
Chiron Corp.*	1,080	61,549
Chubb Corp.	1,080	73,548
CIENA Corp.*	2,730	18,127
CIGNA Corp.	810	46,575
Cincinnati Financial Corp.	930	38,948
Cinergy Corp.	1,020	39,586
Cintas Corp.	990	49,629
Circuit City Stores, Inc.	1,200	12,156
Cisco Systems, Inc.*	39,690	964,069
Citigroup, Inc.	29,670	1,440,181
Citizens Communications Co.*	1,650	20,493
Citrix Systems, Inc.*	930	19,725
Clear Channel Communications, Inc.	3,540	165,778
Clorox Co.	1,200	58,272
CMS Energy Corp.*	930	7,924
Coca-Cola Co.	14,100	715,576
Coca-Cola Enterprises, Inc.	2,610	57,081

See accompanying notes to the financial statements.

68

PROFUNDS VP ProFund VP UltraBull	Schedule of Portfolio Investments December 31, 2003

Common Stocks, continued

	Shares	Value

Colgate-Palmolive Co.	3,090	$154,655
Comcast Corp.—Special Class A*	12,930	425,009
Comerica, Inc.	1,020	57,181
Computer Associates International, Inc.	3,330	91,042
Computer Sciences Corp.*	1,080	47,768
Compuware Corp.*	2,220	13,409
Comverse Technology, Inc.*	1,110	19,525
ConAgra Foods, Inc.	3,090	81,545
Concord EFS, Inc.*	2,670	39,623
ConocoPhillips	3,900	255,723
Consolidated Edison, Inc.	1,290	55,483
Constellation Energy Group, Inc.	960	37,594
Convergys Corp.*	810	14,143
Cooper Industries, Ltd.—Class A	540	31,282
Cooper Tire & Rubber Co.	420	8,980
Coors (Adolph) Co.—Class B	210	11,781
Corning, Inc.*	7,650	79,790
Costco Wholesale Corp.*	2,640	98,155
Countrywide Credit Industries, Inc.	1,070	81,160
Crane Co.	330	10,144
CSX Corp.	1,230	44,206
Cummins, Inc.	240	11,746
CVS Corp.	2,280	82,354
Dana Corp.	840	15,414
Danaher Corp.	870	79,823
Darden Restaurants, Inc.	960	20,198
Deere & Co.	1,380	89,768
Dell, Inc.*	14,730	500,231
Delphi Automotive Systems Corp.	3,210	32,774
Delta Air Lines, Inc.	720	8,503
Deluxe Corp.	300	12,399
Devon Energy Corp.	1,350	77,301
Dillard’s, Inc.—Class A	480	7,901
Dollar General Corp.	1,950	40,931
Dominion Resources, Inc.	1,860	118,724
Donnelley (R.R.) & Sons Co.	660	19,899
Dover Corp.	1,170	46,508
Dow Chemical Co.	5,280	219,489
Dow Jones & Company, Inc.	480	23,928
DTE Energy Co.	960	37,824
Du Pont (E.I.) de Nemours	5,730	262,949
Duke Energy Corp.	5,220	106,749
Dynegy, Inc.—Class A*	2,160	9,245
Eastman Chemical Co.	450	17,789
Eastman Kodak Co.	1,650	42,356
Eaton Corp.	450	48,591
eBay, Inc.*	3,720	240,274
Ecolab, Inc.	1,470	40,234
Edison International*	1,860	40,790
El Paso Corp.	3,510	28,747
Electronic Arts, Inc.*	1,710	81,704
Electronic Data Systems Corp.	2,760	67,730
Eli Lilly & Co.	6,450	453,629
EMC Corp.*	13,830	178,684
Emerson Electric Co.	2,430	157,343
Engelhard Corp.	720	21,564
Entergy Corp.	1,320	75,412
EOG Resources, Inc.	660	30,472
Equifax, Inc.	810	19,845
Equity Office Properties Trust	2,310	66,182

Common Stocks, continued

	Shares	Value

Equity Residential Properties Trust	1,590	$46,921
Exelon Corp.	1,890	125,420
Express Scripts, Inc.—Class A*	450	29,894
Exxon Mobil Corp.	38,010	1,558,410
Family Dollar Stores, Inc.	990	35,521
Fannie Mae	5,580	418,835
Federated Department Stores, Inc.	1,050	49,487
Federated Investors, Inc.—Class B	630	18,497
FedEx Corp.	1,710	115,424
Fifth Third Bancorp	3,270	193,257
First Data Corp.	4,200	172,578
First Tennessee National Corp.	720	31,752
FirstEnergy Corp.	1,890	66,528
Fiserv, Inc.*	1,110	43,856
Fleet Boston Financial Corp.	6,060	264,519
Fluor Corp.	480	19,027
Ford Motor Co.	10,530	168,480
Forest Laboratories, Inc.*	2,100	129,780
Fortune Brands, Inc.	840	60,052
FPL Group, Inc.	1,050	68,691
Franklin Resources, Inc.	1,440	74,966
Freddie Mac	3,990	232,697
Freeport-McMoRan Copper & Gold, Inc.—Class B	990	41,709
Gannett Co., Inc.	1,560	139,090
Gap, Inc.	5,160	119,764
Gateway, Inc.*	1,860	8,556
General Dynamics Corp.	1,140	103,045
General Electric Co.	57,720	1,788,165
General Mills, Inc.	2,160	97,848
General Motors Corp.	3,210	171,414
Genuine Parts Co.	990	32,868
Genzyme Corp.—General Division*	1,290	63,649
Georgia Pacific Corp.	1,470	45,085
Gillette Co.	5,820	213,769
Golden West Financial Corp.	870	89,775
Goodrich Corp.	690	20,486
Goodyear Tire & Rubber Co.*	1,020	8,017
Grainger (W.W.), Inc.	510	24,169
Great Lakes Chemical Corp.	300	8,157
Guidant Corp.	1,740	104,748
Halliburton Co.	2,520	65,520
Harley-Davidson, Inc.	1,740	82,702
Harrah’s Entertainment, Inc.	630	31,355
Hartford Financial Services Group, Inc.	1,620	95,629
Hasbro, Inc.	990	21,067
HCA, Inc.	2,850	122,435
Health Management Associates, Inc.—Class A	1,380	33,120
Heinz (H.J.) Co.	2,010	73,224
Hercules, Inc.*	630	7,686
Hershey Foods Corp.	750	57,743
Hewlett-Packard Co.	17,520	402,434
Hilton Hotels Corp.	2,190	37,515
Home Depot, Inc.	13,080	464,209
Honeywell International, Inc.	4,950	165,479
Humana, Inc.*	930	21,251
Huntington Bancshares, Inc.	1,320	29,700
Illinois Tool Works, Inc.	1,770	148,521
IMS Health, Inc.	1,380	34,307

See accompanying notes to the financial statements.

69

PROFUNDS VP ProFund VP UltraBull	Schedule of Portfolio Investments December 31, 2003

Common Stocks, continued

	Shares	Value

Ingersoll-Rand Co.—Class A	990	$67,201
Intel Corp.	37,560	1,209,431
International Business Machines Corp.	9,900	917,532
International Flavors & Fragrances, Inc.	540	18,857
International Game Technology	1,980	70,686
International Paper Co.	2,760	118,983
Interpublic Group of Companies, Inc.*	2,370	36,972
Intuit, Inc.*	1,140	60,317
ITT Industries, Inc.	540	40,073
J.P. Morgan Chase & Co.	11,730	430,842
Jabil Circuit, Inc.*	1,140	32,262
Janus Capital Group, Inc.	1,380	22,646
JDS Uniphase Corp.*	8,250	30,113
Jefferson-Pilot Corp.	810	41,027
John Hancock Financial Services, Inc.	1,650	61,875
Johnson & Johnson	17,070	881,835
Johnson Controls, Inc.	510	59,221
Jones Apparel Group, Inc.	720	25,366
KB Home	270	19,580
Kellogg Co.	2,340	89,107
Kerr-McGee Corp.	570	26,499
KeyCorp	2,400	70,368
KeySpan Corp.	900	33,120
Kimberly-Clark Corp.	2,910	171,952
Kinder Morgan, Inc.	720	42,552
King Pharmaceuticals, Inc.*	1,380	21,059
KLA-Tencor Corp.*	1,110	65,124
Knight Ridder, Inc.	450	34,817
Kohls Corp.*	1,950	87,633
Kroger Co.*	4,290	79,408
Leggett & Platt, Inc.	1,110	24,009
Lexmark International Group, Inc.*	750	58,980
Limited, Inc.	2,970	53,549
Lincoln National Corp.	1,020	41,177
Linear Technology Corp.	1,800	75,726
Liz Claiborne, Inc.	630	22,340
Lockheed Martin Corp.	2,580	132,612
Loews Corp.	1,080	53,406
Louisiana-Pacific Corp.*	600	10,728
Lowe’s Cos., Inc.	4,530	250,917
LSI Logic Corp.*	2,190	19,425
Lucent Technologies, Inc.*	24,120	68,501
Manor Care, Inc.	510	17,631
Marathon Oil Corp.	1,770	58,569
Marriott International, Inc.—Class A	1,320	60,984
Marsh & McLennan Companies, Inc.	3,060	146,543
Marshall & Ilsley Corp.	1,290	49,343
Masco Corp.	2,670	73,185
Mattel, Inc.	2,460	47,404
Maxim Integrated Products, Inc.	1,890	94,122
May Department Stores Co.	1,650	47,966
Maytag Corp.	450	12,533
MBIA, Inc.	840	49,753
MBNA Corp.	7,350	182,648
McCormick & Co., Inc.	810	24,381
McDonald’s Corp.	7,290	181,011
McGraw-Hill Companies, Inc.	1,110	77,611
McKesson Corp.	1,680	54,029
MeadWestvaco Corp.	1,140	33,915
Medco Health Solutions, Inc.*	1,560	53,024

Common Stocks, continued

	Shares	Value

MedImmune, Inc.*	1,410	$35,814
Medtronic, Inc.	6,960	338,326
Mellon Financial Corp.	2,460	78,991
Merck & Co., Inc.	12,780	590,436
Mercury Interactive Corp.*	510	24,806
Meredith Corp.	300	14,643
Merrill Lynch & Co., Inc.	5,104	299,350
MetLife, Inc.	4,380	147,475
MGIC Investment Corp.	570	32,456
Micron Technology, Inc.*	3,510	47,280
Microsoft Corp.	62,160	1,711,887
Millipore Corp.*	270	11,624
Molex, Inc.	1,080	37,681
Monsanto Co.	1,500	43,170
Monster Worldwide, Inc.*	660	14,494
Moody’s Corp.	870	52,679
Morgan Stanley Dean Witter & Co.	6,240	361,109
Motorola, Inc.	13,380	188,257
Nabors Industries, Ltd.*	840	34,860
National City Corp.	3,510	119,129
National Semiconductor Corp.*	1,080	42,563
Navistar International Corp.*	390	18,677
NCR Corp.*	540	20,952
Network Appliance, Inc.*	1,980	40,649
New York Times Co.—Class A	870	41,577
Newell Rubbermaid, Inc.	1,590	36,204
Newmont Mining Corp.	2,490	121,039
Nextel Communications, Inc.—Class A*	6,330	177,620
NICOR, Inc.	240	8,170
Nike, Inc.—Class B	1,500	102,689
NiSource, Inc.	1,500	32,910
Noble Corp.*	780	27,908
Nordstrom, Inc.	780	26,754
Norfolk Southern Corp.	2,250	53,213
North Fork Bancorp, Inc.	870	35,209
Northern Trust Corp.	1,260	58,489
Northrop Grumman Corp.	1,050	100,380
Novell, Inc.*	2,160	22,723
Novellus Systems, Inc.*	870	36,584
Nucor Corp.	450	25,200
NVIDIA Corp.*	930	21,623
Occidental Petroleum Corp.	2,220	93,773
Office Depot, Inc.*	1,800	30,078
Omnicom Group	1,080	94,316
Oracle Corp.*	30,060	396,792
PACCAR, Inc.	660	56,179
Pactiv Corp.*	900	21,510
Pall Corp.	720	19,318
Parametric Technology Corp.*	1,530	6,028
Parker Hannifin Corp.	690	41,055
Paychex, Inc.	2,160	80,352
Penney (J.C.) Co.	1,560	40,997
Peoples Energy Corp.	210	8,828
PeopleSoft, Inc.*	2,160	49,248
PepsiCo, Inc.	9,870	460,139
PerkinElmer, Inc.	720	12,290
Pfizer, Inc.	43,890	1,550,633
PG&E Corp.*	2,370	65,815
Phelps Dodge Corp.*	510	38,806
Pinnacle West Capital Corp.	510	20,410

See accompanying notes to the financial statements.

70

PROFUNDS VP ProFund VP UltraBull	Schedule of Portfolio Investments December 31, 2003

Common Stocks, continued

	Shares	Value

Pitney Bowes, Inc.	1,350	$54,837
Plum Creek Timber Company, Inc.	1,050	31,973
PMC-Sierra, Inc.*	990	19,949
PNC Financial Services Group	1,590	87,021
Power-One, Inc.*	480	5,198
PPG Industries, Inc.	990	63,380
PPL Corp.	1,020	44,625
Praxair, Inc.	1,860	71,052
Principal Financial Group, Inc.	1,860	61,510
Procter & Gamble Co.	7,470	746,103
Progress Energy, Inc.	1,410	63,817
Progressive Corp.	1,230	102,816
Prologis Trust	1,020	32,732
Providian Financial Corp.*	1,680	19,555
Prudential Financial, Inc.	3,120	130,322
Public Service Enterprise Group, Inc.	1,350	59,130
Pulte Homes, Inc.	360	33,703
QLogic Corp.*	540	27,864
Qualcomm, Inc.	4,590	247,539
Quest Diagnostics, Inc.*	600	43,866
Qwest Communications International, Inc.*	10,170	43,934
R.J. Reynolds Tobacco Holdings	480	27,912
RadioShack Corp.	930	28,532
Raytheon Co.	2,400	72,096
Reebok International, Ltd.	330	12,976
Regions Financial Corp.	1,290	47,988
Robert Half International, Inc.*	990	23,107
Rockwell Collins, Inc.	1,020	30,631
Rockwell International Corp.	1,080	38,448
Rohm & Haas Co.	1,290	55,096
Rowan Companies, Inc.*	540	12,512
Ryder System, Inc.	360	12,294
Sabre Holdings Corp.	810	17,488
SAFECO Corp.	810	31,533
Safeway, Inc.*	2,550	55,871
Sanmina-SCI Corp.*	2,970	37,452
Sara Lee Corp.	4,530	98,346
SBC Communications, Inc.	19,020	495,851
Schering-Plough Corp.	8,460	147,119
Schlumberger, Ltd.	3,360	183,859
Schwab (Charles) Corp.	7,800	92,352
Scientific-Atlanta, Inc.	870	23,751
Sealed Air Corp.*	480	25,987
Sears, Roebuck & Co.	1,470	66,870
Sempra Energy	1,290	38,777
Sherwin-Williams Co.	840	29,182
Siebel Systems, Inc.*	2,850	39,530
Sigma-Aldrich Corp.	390	22,300
Simon Property Group, Inc.	1,110	51,437
SLM Corp.	2,580	97,214
Snap-on, Inc.	330	10,639
Solectron Corp.*	4,800	28,368
Southern Co.	4,200	127,049
SouthTrust Corp.	1,920	62,842
Southwest Airlines Co.	4,530	73,114
Sprint Corp. (FON Group)	5,190	85,220
Sprint Corp. (PCS Group)*	5,940	33,383
St. Jude Medical, Inc.*	990	60,737
St. Paul Companies, Inc.	1,320	52,338

Common Stocks, continued

	Shares	Value

Stanley Works	480	$18,178
Staples, Inc.*	2,850	77,805
Starbucks Corp.*	2,250	74,385
Starwood Hotels & Resorts Worldwide, Inc.	1,170	42,085
State Street Corp.	1,920	99,994
Stryker Corp.	1,140	96,911
Sun Microsystems, Inc.*	18,780	84,322
SunGard Data Systems, Inc.*	1,650	45,722
Sunoco, Inc.	450	23,018
SunTrust Banks, Inc.	1,620	115,830
SuperValu, Inc.	780	22,300
Symantec Corp.*	1,770	61,331
Symbol Technologies, Inc.	1,320	22,295
Synovus Financial Corp.	1,740	50,321
Sysco Corp.	3,720	138,495
T. Rowe Price Group, Inc.	720	34,135
Target Corp.	5,250	201,600
TECO Energy, Inc.	1,080	15,563
Tektronix, Inc.	480	15,168
Tellabs, Inc.*	2,400	20,232
Temple-Inland, Inc.	300	18,801
Tenet Healthcare Corp.*	2,670	42,854
Teradyne, Inc.*	1,110	28,250
Texas Instruments, Inc.	9,960	292,624
Textron, Inc.	780	44,507
The Pepsi Bottling Group, Inc.	1,500	36,270
Thermo Electron Corp.*	930	23,436
Thomas & Betts Corp.	330	7,554
Tiffany & Co.	840	37,968
Time Warner, Inc.*	26,010	467,920
TJX Companies, Inc.	2,880	63,504
Torchmark Corp.	660	30,056
Toys R Us, Inc.*	1,230	15,547
Transocean Sedco Forex, Inc.*	1,830	43,938
Travelers Property Casualty Corp.—Class B	5,790	98,256
Tribune Co.	1,800	92,880
Tupperware Corp.	330	5,722
TXU Corp.	1,860	44,119
Tyco International, Ltd.	11,490	304,485
U.S. Bancorp	11,100	330,558
Union Pacific Corp.	1,470	102,136
Union Planters Corp.	1,080	34,009
Unisys Corp.*	1,890	28,067
United Parcel Service, Inc.—Class B	6,450	480,847
United States Steel Corp.	600	21,012
United Technologies Corp.	2,700	255,879
UnitedHealth Group, Inc.	3,360	195,484
Univision Communications, Inc.—Class A*	1,860	73,823
Unocal Corp.	1,500	55,245
UnumProvident Corp.	1,710	26,967
UST, Inc.	960	34,262
Veritas Software Corp.*	2,460	91,414
Verizon Communications, Inc.	15,870	556,719
VF Corp.	630	27,241
Viacom, Inc.—Class B	10,050	446,019
Visteon Corp.	750	7,808
Vulcan Materials Co.	570	27,115

See accompanying notes to the financial statements.

71

PROFUNDS VP ProFund VP UltraBull	Schedule of Portfolio Investments December 31, 2003

Common Stocks, continued

	Shares	Value

Wachovia Corp.	7,620	$355,015
Wal-Mart Stores, Inc.	24,870	1,319,353
Walgreen Co.	5,880	213,914
Walt Disney Co.	11,760	274,361
Washington Mutual, Inc.	5,160	207,020
Waste Management, Inc.	3,360	99,456
Waters Corp.*	690	22,880
Watson Pharmaceuticals, Inc.*	630	28,980
Wellpoint Health Networks, Inc.*	870	84,381
Wells Fargo & Co.	9,720	572,410
Wendy’s International, Inc.	660	25,898
Weyerhaeuser Co.	1,260	80,640
Whirlpool Corp.	390	28,333
Williams Companies, Inc.	2,970	29,165
Winn-Dixie Stores, Inc.	810	8,060
Worthington Industries, Inc.	510	9,195
Wrigley (WM.) JR Co.	1,290	72,511
Wyeth	7,650	324,743
Xcel Energy, Inc.	2,280	38,714
Xerox Corp.*	4,560	62,928
Xilinx, Inc.*	1,980	76,705
XL Capital, Ltd.—Class A	780	60,489
Yahoo!, Inc.*	3,780	170,743
YUM! Brands, Inc.*	1,680	57,792
Zimmer Holdings, Inc.*	1,380	97,152
Zions Bancorp	510	31,278

TOTAL COMMON STOCKS (Cost $51,050,508)		58,710,010

U.S. Government Agency Obligations (4.8%)

	Principal Amount	Value
Federal National Mortgage Association, 0.50%, 01/02/04	$3,300,000	$3,299,954

TOTAL U.S. GOVERNMENT AGENCY OBLIGATION (Cost $3,299,954)		3,299,954

TOTAL INVESTMENT SECURITIES (Cost $54,350,462)—90.8%		62,009,964
Net other assets (liabilities)—9.2%		6,307,557

NET ASSETS—100.0%		$68,317,521

Futures Contracts Purchased

	Contracts	Unrealized Appreciation (Depreciation)
S&P 500 Futures Contract expiring March 2004 (Underlying face amount at value $48,176,250)	174	$1,647,667
E-Mini S&P 500 Futures Contract expiring March 2004 (Underlying face amount at value $332,250)	6	14,391

Swap Agreements

	Units	Unrealized Appreciation (Depreciation)
Equity Index Swap Agreement based on the S&P 500 Index expiring 01/29/04 (Underlying notional amount at value $23,278,185)	19,412	$350,847
Equity Index Swap Agreement based on the S&P 500 Index expiring 05/27/04 (Underlying notional amount at value $6,696,421)	6,022	100,907

See accompanying notes to the financial statements.

72

PROFUNDS VP ProFund VP UltraBull	Schedule of Portfolio Investments December 31, 2003

ProFund VP UltraBull invested, as a percentage of net assets, in the following industries, as of December 31, 2003:

Advertising	0.2%
Aerospace/Defense	1.3%
Agriculture	1.1%
Airlines	0.1%
Apparel	0.3%
Auto Manufacturers	0.6%
Auto Parts & Equipment	0.2%
Banks	6.0%
Beverages	2.3%
Biotechnology	1.0%
Building Materials	0.2%
Chemicals	1.4%
Commercial Services	0.8%
Computers	3.7%
Cosmetics/Personal Care	2.0%
Distribution/Wholesale	0.1%
Diversified Financial Services	6.1%
Electric	2.2%
Electrical Components & Equipment	0.3%
Electronics	0.5%
Engineering & Construction	0.1%
Entertainment	0.1%
Environmental Control	0.2%
Food	1.6%
Forest Products & Paper	0.5%
Gas	0.1%
Hand/Machine Tools	0.1%
Healthcare—Products	2.9%
Healthcare—Services	1.0%
Home Builders	0.1%
Home Furnishings	0.1%
Household Products/Wares	0.2%
Housewares	0.1%
Insurance	4.2%
Internet	0.7%
Iron/Steel	0.1%
Leisure Time	0.4%
Lodging	0.3%
Machinery—Diversified	0.3%
Machinery—Construction & Mining	0.2%
Media	3.3%
Metal Fabricate/Hardware	0.1%
Mining	0.6%
Miscellaneous Manufacturing	4.6%
Office/Business Equipment	0.2%
Oil & Gas	4.5%
Oil & Gas Services	0.5%

Packaging & Containers	0.1%
Pharmaceuticals	6.2%
Pipelines	0.2%
Real Estate Investment Trust	0.3%
Retail	6.1%
Savings & Loans	0.4%
Semiconductors	3.7%
Software	4.4%
Telecommunications	5.5%
Textiles	0.1%
Toys/Games/Hobbies	0.1%
Transportation	1.3%
Trucking & Leasing	0.1%
Other**	14.0%

*	Non-income producing securities
**	Including debt securities, repurchase agreements, options purchased, and net other assets (liabilities).

See accompanying notes to the financial statements.

73

PROFUNDS VP

ProFund VP UltraBull

Statement of Assets and Liabilities

December 31, 2003
Assets:
Investment securities, at value (cost $54,350,462)	$62,009,964
Cash	807,737
Segregated cash balances with brokers for futures contracts	3,492,070
Dividends and interest receivable	66,823
Receivable for capital shares issued	1,895,927
Unrealized appreciation on swap agreements	451,754
Prepaid expenses	445

Total Assets	68,724,720

Liabilities:
Payable for capital shares redeemed	279,851
Variation margin on futures contracts	21,582
Advisory fees payable	35,136
Management services fees payable	7,027
Administration fees payable	2,229
Administrative services fees payable	22,654
Distribution fees payable	14,425
Other accrued expenses	24,295

Total Liabilities	407,199

Net Assets	$68,317,521

Net Assets consist of:
Capital	$72,510,969
Accumulated net realized gains (losses) on investments	(13,966,762)
Net unrealized appreciation (depreciation) on investments	9,773,314

Net Assets	$68,317,521

Shares of Beneficial Interest Outstanding	3,078,203

Net Asset Value (offering and redemption price per share)	$22.19

Statement of Operations

For the year ended December 31, 2003
Investment Income:
Dividends	$546,187
Interest	62,020

Total Investment Income	608,207

Expenses:
Advisory fees	297,895
Management services fees	59,579
Administration fees	18,982
Transfer agency and administrative service fees	215,307
Distribution fees	98,751
Custody fees	54,695
Fund accounting fees	35,977
Other fees	40,232

Total Gross Expenses before reductions	821,418
Less Expenses reduced by the Advisor	(87,740)

Total Net Expenses	733,678

Net Investment Income (Loss)	(125,471)

Realized and Unrealized Gains (Losses) on Investments:
Net realized gains (losses) on investment securities	(23,259,258)
Net realized gains (losses) on futures contracts	33,701,333
Net realized gains (losses) on swap agreements	3,494,669
Change in net unrealized appreciation/depreciation on investments	6,291,597

Net Realized and Unrealized Gains (Losses) on Investments	20,228,341

Change in Net Assets Resulting from Operations	$20,102,870

See accompanying notes to the financial statements.

74

PROFUNDS VP

ProFund VP UltraBull

Statements of Changes in Net Assets

	For the year ended December 31, 2003	For the year ended December 31, 2002
From Investment Activities:
Operations:
Net investment income (loss)	$(125,471)	$(257,636)
Net realized gains (losses) on investments	13,936,744	(27,955,070)
Change in net unrealized appreciation/depreciation on investments	6,291,597	(3,410,068)

Change in net assets resulting from operations	20,102,870	(31,622,774)

Capital Transactions:
Proceeds from shares issued	681,554,558	1,303,472,303
Cost of shares redeemed	(675,627,718)	(1,293,747,570)

Change in net assets resulting from capital transactions	5,926,840	9,724,733

Change in net assets	26,029,710	(21,898,041)
Net Assets:
Beginning of period	42,287,811	64,185,852

End of period	$68,317,521	$42,287,811

Accumulated net investment income (loss)	$—	$737

Share Transactions:
Issued	42,851,094	71,283,187
Redeemed	(42,686,917)	(71,195,947)

Change in shares	164,177	87,240

See accompanying notes to the financial statements.

75

PROFUNDS VP

ProFund VP UltraBull

Financial Highlights

Selected data for a share of beneficial interest outstanding throughout the periods indicated.

	For the year ended December 31, 2003		For the year ended December 31, 2002		For the period January 22, 2001(a) through December 31, 2001
Net Asset Value, Beginning of Period	$14.51		$22.71		$30.00

Net investment income (loss)	(0.05	)(b)	(0.08	)(b)	(0.09	)(b)
Net realized and unrealized gains (losses) on investments	7.73		(8.12)		(7.20)

Total income (loss) from investment activities	7.68		(8.20)		(7.29)

Net Asset Value, End of Period	$22.19		$14.51		$22.71

Total Return	52.93%		(36.11)%		(24.30	)%(c)
Ratio to Average Net Assets:
Gross expenses(d)	2.07%		2.12%		1.94%
Net expenses(d)	1.84%		1.98%		1.94%
Net investment income (loss)(d)	(0.32)%		(0.46)%		(0.42)%
Supplemental Data:
Net assets, end of period (000’s)	$68,318		$42,288		$64,186
Portfolio turnover rate(e)	1,124%		1,249%		682	%(c)

(a)	Commencement of operations
(b)	Per share net investment income (loss) has been calculated using the daily average shares method.
(c)	Not annualized for periods less than one year.
(d)	Annualized for periods less than one year.
(e)	Portfolio turnover rate is calculated without regard to instruments (including options, swap agreements and futures contracts) having a maturity of less than one year.

See accompanying notes to the financial statements.

76

ProFund VP UltraMid-Cap

The ProFund VP UltraMid-Cap seeks daily investment results, before fees and expenses, that correspond to twice the daily performance of the S&P MidCap 400® Index. For the year ended December 31, 2003, the Fund had a total return of 70.09%1, compared to a return of 34.02%2 for the Index. For the year, the Fund achieved an average daily statistical correlation of over 0.99 to 200% the daily performance of the Index.3

The Fund applies a mathematical approach to investing. In doing so it takes positions in securities and/or financial instruments that, in combination, should have similar daily return characteristics as twice that of the Index. The S&P MidCap 400 Index is a measure of mid-size company U.S. stock market performance. It is a capitalization weighted index of 400 U.S. operating companies and REITS. Securities are selected for inclusion in the index by an S&P committee through a non-mechanical process that factors criteria such as liquidity, price, market capitalization, financial viability, and public float. Reconstitution occurs both on a quarterly and ongoing basis.

Mid-cap stocks continued to avoid the full brunt of the corporate governance and financial reporting scandals that continued to impact the large-cap segment of the market, helping this index to outperform the S&P 500. Mid-cap stocks also benefited from the strengthening U.S. economic picture and reduced credit spreads that led to reduced borrowing costs. Since this Fund has a daily investment objective that is greater than 100% of the daily performance of the benchmark index, it was impacted proportionally more by the daily performance of the benchmark index and by the factors affecting the index than an unleveraged Fund.

Value of a $10,000 Investment*

* The line graph represents historical performance of a hypothetical investment of $10,000 in the ProFund VP UltraMid-Cap from May 1, 2002 to December 31, 2003 assuming the reinvestment of distributions.

Average Annual Total Return as of 12/31/031

	1 Year	Since Inception (5/1/02)

ProFund VP UltraMid-Cap	70.09%	(1.08)%

S&P MidCap 400 Index	34.02%	3.94%

1 Past performance does not guarantee future results. Total return calculations assume the reinvestment of distributions and do not reflect the effect of taxes. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and net asset value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. During the period, certain fees were reduced. If such fee reductions had not occurred, the quoted performance would be lower. Performance numbers are net of all Fund expenses but do not include any insurance, sales, or administrative charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower.

2 The S&P MidCap 400 Index is a price return index and does not reflect the reinvestment of dividends, the impact of transaction costs, nor the deduction of expenses associated with a mutual fund such as investment management and accounting fees. It is not possible to invest directly in an index. The Fund’s performance does reflect the reinvestment of dividends, the impact of transaction costs and the deduction of fees and expenses.

3 1.00 equals perfect correlation.

The above information is not covered by the Report of Independent Auditors.

77

PROFUNDS VP ProFund VP UltraMid-Cap	Schedule of Portfolio Investments December 31, 2003

Common Stocks (83.2%)

	Shares	Value

3Com Corp.*	12,122	$99,037
99 Cents Only Stores*	2,233	60,805
Abercrombie & Fitch Co.—Class A*	3,509	86,707
Activision, Inc.*	2,871	52,252
Acxiom Corp.*	2,871	53,314
ADTRAN, Inc.	2,552	79,112
Advanced Fibre Communications, Inc.*	2,871	57,851
AdvancePCS*	3,190	167,985
Advent Software, Inc.*	1,276	22,241
Affiliated Computer Services, Inc.— Class A*	4,466	243,217
AGCO Corp.*	2,552	51,397
AGL Resources, Inc.	1,914	55,697
Airgas, Inc.	2,233	47,965
Alaska Air Group, Inc.*	957	26,117
Albemarle Corp.	1,276	38,242
Alexander & Baldwin, Inc.	1,276	42,988
ALLETE, Inc.	2,871	87,853
Alliant Energy Corp.	3,509	87,374
Allmerica Financial Corp.*	1,914	58,894
AMB Property Corp.	2,552	83,910
American Eagle Outfitters, Inc.*	2,552	41,853
American Financial Group, Inc.	2,233	59,085
AmeriCredit Corp.*	4,785	76,225
Amerus Group Co.	1,276	44,622
Ametek, Inc.	1,276	61,580
Apogent Technologies, Inc.*	3,190	73,498
Applebee’s International, Inc.	1,914	75,163
Apria Healthcare Group, Inc.*	1,914	54,492
Aquilla, Inc.*	6,380	21,628
Arch Coal, Inc.	1,914	59,659
Arrow Electronics, Inc.*	3,509	81,198
Arthur J. Gallagher & Co.	2,871	93,279
ArvinMeritor, Inc.	2,233	53,860
Ascential Software Corp.*	2,233	57,902
Associated Banc Corp.	2,552	108,843
Astoria Financial Corp.	2,871	106,801
Atmel Corp.*	15,950	95,860
Avnet, Inc.*	4,147	89,824
Avocent Corp.*	1,595	58,249
Bandag, Inc.	638	26,286
Bank of Hawaii Corp.	1,914	80,771
Banknorth Group, Inc.	5,423	176,410
Banta Corp.	957	38,759
Barnes & Noble, Inc.*	2,233	73,354
Barr Laboratories, Inc.*	2,233	171,829
Beckman Coulter, Inc.	2,233	113,503
Belo (A.H.) Corp.—Class A	3,828	108,486
BJ’s Wholesale Club, Inc.*	2,552	58,594
Black Hills Corp.	957	28,547
Blyth, Inc.	1,595	51,391
Bob Evans Farms, Inc.	1,276	41,419
Borders Group, Inc.*	2,871	62,932
BorgWarner, Inc.	957	81,412
Bowater, Inc.	1,914	88,638
Boyd Gaming Corp.	1,914	30,892
Brink’s Co.	1,914	43,276
Brinker International, Inc.*	3,190	105,780
Brown & Brown, Inc.	2,233	72,818
C.H. Robinson Worldwide, Inc.	2,871	108,840

Common Stocks, continued

	Shares	Value

Cabot Corp.	2,233	$71,099
Cabot Microelectronics Corp.*	957	46,893
Cadence Design Systems, Inc.*	8,613	154,862
Callaway Golf Co.	2,552	43,001
Career Education Corp.*	3,190	127,823
Carlisle Cos., Inc.	957	58,243
Carmax, Inc.*	3,828	118,400
Carpenter Technology Corp.	638	18,866
Catalina Marketing Corp.*	1,914	38,586
CBRL Group, Inc.	1,914	73,230
CDW Corp.	2,871	165,829
Ceridian Corp.*	5,104	106,878
Certegy, Inc.	2,233	73,242
Charles River Laboratories International, Inc.*	1,595	54,756
CheckFree Holdings Corp.*	2,552	70,563
Chico’s FAS, Inc.*	2,552	94,296
Choicepoint, Inc.*	2,871	109,356
Church & Dwight, Inc.	1,276	50,530
Cincinnati Bell, Inc.*	7,975	40,274
City National Corp.	1,595	99,081
Claire’s Stores, Inc.	3,190	60,100
CNF, Inc.	1,595	54,071
Coach, Inc.*	6,380	240,846
Colonial BancGroup, Inc.	4,147	71,826
Commerce Bancorp, Inc.	2,552	134,439
Commscope, Inc.*	2,233	36,465
Community Health Systems*	2,871	76,311
Compass Bancshares, Inc.	4,466	175,558
Constellation Brands, Inc.*	3,509	115,551
Cooper Cameron Corp.*	1,914	89,192
Copart, Inc.*	3,190	52,635
Corinthian Colleges, Inc.*	1,276	70,895
Covance, Inc.*	2,233	59,844
Coventry Health Care, Inc.*	2,233	144,005
Credence Systems Corp.*	1,914	25,188
Cree Research, Inc.*	2,552	45,145
Crompton Corp.	3,828	27,447
CSG Systems International, Inc.*	1,914	23,906
Cullen/Frost Bankers, Inc.	1,595	64,709
Cypress Semiconductor Corp.*	4,147	88,580
Cytec Industries, Inc.*	1,276	48,986
CYTYC Corp.*	4,147	57,063
D.R. Horton, Inc.	5,104	220,799
Dean Foods Co.*	5,104	167,767
DENTSPLY International, Inc.	2,552	115,274
DeVry, Inc.*	2,233	56,115
Dial Corp.	3,190	90,819
Diebold, Inc.	2,552	137,476
Dollar Tree Stores, Inc.*	3,828	115,070
Donaldson Co., Inc.	1,595	94,360
DPL, Inc.	4,466	93,250
DST Systems, Inc.*	4,147	173,179
Dun & Bradstreet Corp.*	2,552	129,412
Duquesne Light Holdings, Inc.	1,914	35,103
Dycom Industries, Inc.*	1,595	42,778
E*TRADE Group, Inc.*	12,122	153,343
Eaton Vance Corp.	2,233	81,817
Education Management Corp.*	2,552	79,214
Edwards (A.G.), Inc.	2,871	104,016

See accompanying notes to the financial statements.

78

PROFUNDS VP ProFund VP UltraMid-Cap	Schedule of Portfolio Investments December 31, 2003

Common Stocks, continued

	Shares	Value

Edwards Lifesciences Corp.*	1,914	$57,573
EGL, Inc.*	1,595	28,008
Emmis Communications Corp.*	1,914	51,774
Energizer Holdings, Inc.*	3,190	119,817
Energy East Corp.	3,828	85,747
Ensco International, Inc.	4,466	121,341
Entercom Communications Corp.*	1,595	84,471
Equitable Resources, Inc.	2,233	95,840
Everest Re Group, Ltd.	1,914	161,924
Expeditors International of Washington, Inc.*	3,828	144,163
Express Scripts, Inc.—Class A*	2,871	190,721
Extended Stay America, Inc.	3,190	46,191
Fair, Isaac & Co., Inc.	1,595	78,410
Fairchild Semiconductor International, Inc.*	3,828	95,585
Fastenal Co.	2,552	127,447
Federal Signal Corp.	1,595	27,944
Ferro Corp.	1,276	34,720
Fidelity National Financial, Inc.	4,785	185,561
First American Financial Corp.	2,233	66,476
First Health Group Corp.*	3,509	68,285
FirstMerit Corp.	2,871	77,431
Flowserve Corp.*	1,914	39,964
FMC Corp.*	1,276	43,550
FMC Technologies, Inc.*	2,233	52,029
Forest Oil Corp.*	1,595	45,569
Furniture Brands International, Inc.	1,914	56,138
Gartner Group, Inc.*	4,466	50,510
GATX Corp.	1,595	44,628
Gentex Corp.	2,552	112,696
Gilead Sciences, Inc.*	6,699	389,480
Glatfelter (P.H.) Co.	1,595	19,858
Graco, Inc.	1,595	63,960
Granite Construction, Inc.	1,276	29,973
Grant Prideco, Inc.*	4,147	53,994
Great Plains Energy, Inc.	2,233	71,054
Greater Bay Bancorp	1,595	45,426
GreenPoint Financial Corp.	4,785	169,006
GTECH Holdings Corp.	1,914	94,724
Hanover Compressor Co.*	2,233	24,898
Harris Corp.	2,233	84,742
Harsco Corp.	1,276	55,914
Harte-Hanks, Inc.	4,785	104,074
Hawaiian Electric Industries, Inc.	1,276	60,444
HCC Insurance Holdings, Inc.	2,233	71,009
Health Net, Inc.*	3,828	125,176
Helmerich & Payne, Inc.	1,595	44,548
Henry (Jack) & Associates, Inc.	3,190	65,650
Henry Schein, Inc.*	1,595	107,790
Herman Miller, Inc.	2,552	61,937
Hibernia Corp.	5,423	127,495
Highwoods Properties, Inc.	1,914	48,616
Hillenbrand Industries, Inc.	2,233	138,580
HON Industries, Inc.	1,914	82,915
Horace Mann Educators Corp.	1,276	17,826
Hormel Foods Corp.	4,785	123,501
Hospitality Properties Trust	2,233	92,178
Hovnanian Enterprises—Class A*	957	83,316
Hubbell, Inc.—Class B	1,914	84,407
IDACORP, Inc.	1,276	38,178

Common Stocks, continued

	Shares	Value

Imation Corp.	1,276	$44,851
IMC Global, Inc.	3,828	38,012
Independence Community Bank Corp.	1,914	68,847
IndyMac Bancorp, Inc.	1,914	57,018
Integrated Circuit Systems, Inc.*	2,233	63,618
Integrated Device Technology, Inc.*	3,509	60,250
International Rectifier Corp.*	2,233	110,333
International Speedway Corp.	1,914	85,479
Internet Security Systems, Inc.*	1,595	30,034
Intersil Corp.—Class A	4,785	118,907
Interstate Bakeries Corp.	1,595	22,697
Investment Technology Group, Inc.*	1,595	25,759
Investors Financial Services Corp.	2,233	85,770
IVAX Corp.*	6,699	159,972
J.B. Hunt Transport Services, Inc.*	2,552	68,930
Jacobs Engineering Group, Inc.*	1,914	91,891
JetBlue Airways Corp.*	3,190	84,598
JM Smucker Co.	1,595	72,238
Keane, Inc.*	2,233	32,691
Kelly Services, Inc.—Class A	1,276	36,417
KEMET Corp.*	2,871	39,304
Kennametal, Inc.	1,276	50,721
Korn/Ferry International*	1,276	17,022
Krispy Kreme Doughnuts, Inc.*	1,914	70,052
L-3 Communications Holdings, Inc.*	2,552	131,071
LaBranche & Co., Inc.	1,914	22,336
Lam Research Corp.*	4,466	144,251
Lancaster Colony Corp.	1,276	57,624
Lattice Semiconductor Corp.*	3,828	37,055
Lear Corp.	2,233	136,950
Lee Enterprises, Inc.	1,595	69,622
Legg Mason, Inc.	2,233	172,344
Lennar Corp.—Class B	2,552	244,993
Leucadia National Corp.	2,233	102,941
Liberty Property Trust	2,552	99,272
LifePoint Hospitals, Inc.*	1,276	37,578
Lincare Holdings, Inc.*	3,190	95,796
Longs Drug Stores Corp.	1,276	31,568
Longview Fibre Co.	1,595	19,698
LTX Corp.*	1,595	23,973
Lubrizol Corp.	1,595	51,869
Lyondell Chemical Co.	5,742	97,326
M&T Bank Corp.	3,190	313,577
Mack-Cali Realty Corp.	1,914	79,661
Macromedia, Inc.*	1,914	34,146
Macrovision Corp.*	1,595	36,031
Mandalay Resort Group	2,233	99,860
Manpower, Inc.	2,552	120,148
Martin Marietta Materials	1,595	74,917
McDATA Corp.—Class A*	3,828	36,481
MDU Resources Group, Inc.	3,828	91,145
Media General, Inc.—Class A	638	41,534
Mentor Graphics Corp.*	2,233	32,468
Mercantile Bankshares Corp.	2,871	130,860
Michaels Stores, Inc.	2,233	98,699
Micrel, Inc.*	3,190	49,700
Microchip Technology, Inc.	6,699	223,478
Millennium Pharmaceuticals, Inc.*	9,570	178,672
Minerals Technologies, Inc.	638	37,802
Modine Manufacturing Co.	1,276	34,426

See accompanying notes to the financial statements.

79

PROFUNDS VP ProFund VP UltraMid-Cap	Schedule of Portfolio Investments December 31, 2003

Common Stocks, continued

	Shares	Value

Mohawk Industries, Inc.*	2,233	$157,516
MONY Group, Inc.*	1,595	49,908
MPS Group, Inc.*	3,509	32,809
Murphy Oil Corp.	3,190	208,340
Mylan Laboratories, Inc.	6,061	153,101
National Commerce Financial Corp.	7,018	191,451
National Fuel Gas Co.	2,871	70,167
National Instruments Corp.	1,914	87,030
National-Oilwell, Inc.*	2,871	64,196
Neiman Marcus Group, Inc.—Class A*	1,595	85,604
Network Associates, Inc.*	5,104	76,764
New Plan Excel Realty Trust, Inc.	3,190	78,697
New York Community Bancorp	4,466	169,931
Newport Corp.*	1,276	21,092
Noble Energy, Inc.	1,914	85,039
Nordson Corp.	1,276	44,060
Northeast Utilities System	4,785	96,513
NSTAR	1,914	92,829
O’Reilly Automotive, Inc.*	1,914	73,421
OGE Energy Corp.	2,871	69,449
Ohio Casualty Corp.*	1,914	33,227
Old Republic International Corp.	6,120	155,203
Olin Corp.	1,914	38,395
Omnicare, Inc.	3,190	128,844
ONEOK, Inc.	2,552	56,348
Outback Steakhouse, Inc.	2,552	112,824
Oxford Health Plans, Inc.*	2,871	124,889
PacifiCare Health Systems, Inc.*	1,276	86,258
Packaging Corp. of America	3,509	76,707
Park Place Entertainment Corp.*	10,208	110,553
Patterson Dental Co.*	2,233	143,269
Patterson-UTI Energy, Inc.*	2,552	84,012
Payless ShoeSource, Inc.*	1,914	25,648
Peabody Energy Corp.	1,595	66,528
Pentair, Inc.	1,595	72,892
Pepco Holdings, Inc.	3,509	68,566
PepsiAmericas, Inc.	5,423	92,842
Perrigo Co.	2,552	40,117
Petsmart, Inc.	4,785	113,883
Pharmaceutical Resources, Inc.*	957	62,349
Philadelphia Suburban Corp.	2,871	63,449
Pier 1 Imports, Inc.	3,190	69,733
Pioneer Natural Resources Co.*	3,828	122,228
Plantronics, Inc.*	1,595	52,077
Plexus Corp.*	1,276	21,909
PMI Group, Inc.	3,190	118,764
PNM Resources, Inc.	1,276	35,856
Pogo Producing Co.	1,914	92,446
Polycom, Inc.*	3,509	68,496
Potlatch Corp.	957	33,275
Powerwave Technologies, Inc.*	2,233	17,082
Precision Castparts Corp.	1,914	86,915
Price Communications Corp.*	1,914	26,279
Pride International, Inc.*	4,466	83,246
Protective Life Corp.	2,233	75,565
Protein Design Labs, Inc.*	2,871	51,391
Provident Financial Group, Inc.	1,595	50,960
Puget Energy, Inc.	2,871	68,244
Quanta Services, Inc.*	3,828	27,944
Quantum Corp.*	5,423	16,920

Common Stocks, continued

	Shares	Value

Questar Corp.	2,871	$100,916
Radian Group, Inc.	3,190	155,513
Raymond James Financial Corp.	1,595	60,132
Rayonier, Inc.	1,595	66,208
Reader’s Digest Association, Inc.	3,509	51,442
Republic Services, Inc.	5,742	147,168
Retek, Inc.*	1,914	17,762
Reynolds & Reynolds Co.	2,233	64,869
RF Micro Devices, Inc.*	5,742	57,707
Rollins, Inc.	1,595	35,967
Ross Stores, Inc.	5,104	134,898
RPM, Inc.	3,828	63,009
RSA Security, Inc.*	1,914	27,179
Ruby Tuesday, Inc.	1,914	54,530
Ruddick Corp.	1,595	28,551
Saks, Inc.*	4,785	71,966
Sandisk Corp.*	2,233	136,526
SCANA Corp.	3,509	120,183
Scholastic Corp.*	1,276	43,435
SEI Investments Co.	3,828	116,639
Semtech Corp.*	2,552	58,007
Sensient Technologies Corp.	1,595	31,533
Sepracor, Inc.*	2,871	68,703
Sequa Corp.—Class A*	319	15,631
SICOR, Inc.*	4,147	112,798
Sierra Pacific Resources*	3,828	28,098
Silicon Laboratories, Inc.*	1,595	68,936
Silicon Valley Bancshares*	1,276	46,025
Six Flags, Inc.*	3,190	23,989
Smith International, Inc.*	3,190	132,449
Smithfield Foods, Inc.*	3,828	79,240
Sonoco Products Co.	3,190	78,538
Sotheby’s Holdings, Inc.—Class A*	2,233	30,503
Sovereign Bancorp, Inc.	9,570	227,288
SPX Corp.*	2,552	150,083
StanCorp Financial Group, Inc.	957	60,176
Stericycle, Inc.*	1,276	59,589
STERIS Corp.*	2,233	50,466
Storage Technology Corp.*	3,509	90,357
Superior Industries International, Inc.	957	41,649
Swift Transportation Co., Inc.*	2,871	60,348
Sybase, Inc.*	3,509	72,215
Sylvan Learning Systems, Inc.*	1,276	36,736
Synopsys, Inc.*	5,104	172,311
TCF Financial Corp.	2,552	131,045
Tech Data Corp.*	1,914	75,967
Tecumseh Products Co.	638	30,898
Teleflex, Inc.	1,276	61,669
Telephone & Data Systems, Inc.	1,914	119,721
The Cheesecake Factory, Inc.*	1,595	70,228
The Scotts Co.—Class A*	957	56,616
Tidewater, Inc.	1,914	57,190
Timberland Co.—Class A*	1,276	66,441
Titan Corp.*	2,552	55,659
Toll Brothers, Inc.*	2,233	88,784
Tootsie Roll Industries, Inc.	1,914	68,904
Transaction Systems Architects, Inc.*	1,276	28,876
Triad Hospitals, Inc.*	2,552	84,905
Trinity Industries, Inc.	1,595	49,190
TriQuint Semiconductor, Inc.*	4,466	31,575

See accompanying notes to the financial statements.

80

PROFUNDS VP ProFund VP UltraMid-Cap	Schedule of Portfolio Investments December 31, 2003

Common Stocks, continued

	Shares	Value

Tyson Foods, Inc.—Class A	12,122	$160,495
Unifi, Inc.*	1,914	12,345
United Dominion Realty Trust, Inc.	3,828	73,498
United Rentals, Inc.*	2,552	49,152
Unitrin, Inc.	2,233	92,469
Universal Corp.	957	42,271
Universal Health Services, Inc.— Class B	1,914	102,820
Valassis Communications, Inc.*	1,914	56,176
Valeant Pharmaceuticals International	2,871	72,206
Valero Energy Corp.	3,828	177,390
Valspar Corp.	1,595	78,824
Varco International, Inc.*	3,190	65,810
Varian Medical Systems, Inc.*	2,233	154,300
Varian, Inc.*	957	39,936
Vectren Corp.	2,552	62,907
Vertex Pharmaceuticals, Inc.*	2,552	26,107
Viad Corp.	3,190	79,750
Vishay Intertechnology, Inc.*	5,423	124,187
VISX, Inc.*	1,595	36,924
W.R. Berkley Corp.	2,871	100,341
Waddell & Reed Financial, Inc.	2,871	67,354
Washington Federal, Inc.	2,233	63,417
Washington Post Co.—Class B	319	252,456
Wausau-Mosinee Paper Corp.	1,914	25,877
Weatherford International, Ltd.*	4,466	160,776
Webster Financial Corp.	1,595	73,147
Werner Enterprises, Inc.	2,552	49,738
Westamerica Bancorporation	1,276	63,417
Westar Energy, Inc.	2,552	51,678
Western Gas Resources, Inc.	1,276	60,291
Westwood One, Inc.*	3,509	120,042
WGL Holdings, Inc.	1,595	44,325
Whole Foods Market, Inc.*	1,914	128,487
Williams-Sonoma, Inc.*	3,828	133,099
Wilmington Trust Corp.	2,233	80,388
Wind River Systems, Inc.*	2,871	25,150
Wisconsin Energy Corp.	3,828	128,046
WPS Resources Corp.	957	44,242
XTO Energy, Inc.	6,061	171,526
York International Corp.	1,276	46,957
Zebra Technologies Corp.*	1,595	105,861

TOTAL COMMON STOCKS (Cost $27,771,657)		32,165,511

U.S. Government Agency Obligations (19.6%)

	Principal Amount
Federal National Mortgage Association, 0.50%, 1/2/04	$7,583,000	7,582,895

TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS (Cost $7,582,895)		7,582,895

TOTAL INVESTMENT SECURITIES (Cost $35,354,552)—102.8%		39,748,406
Net other assets (liabilities)—(2.8)%		(1,095,018)

NET ASSETS—100.0%		$38,653,388

Futures Contracts Purchased

	Contracts	Unrealized Appreciation (Depreciation)
S&P MidCap 400 Futures Contract expiring March 2004 (Underlying face amount at value $15,546,600)	54	$424,532

Swap Agreements

	Units	Unrealized Appreciation (Depreciation)
Equity Index Swap Agreement based on the S&P MidCap 400 Index expiring 02/27/04 (Underlying notional amount at value $29,832,973)	87,391	$509,109

ProFund VP UltraMid-Cap invested, as a percentage of net assets, in the following industries, as of December 31, 2003:

Advertising	0.4%
Aerospace/Defense	0.5%
Agriculture	0.1%
Airlines	0.3%
Apparel	0.8%
Auto Parts & Equipment	1.0%
Banks	5.8%
Beverages	0.5%
Biotechnology	0.7%
Building Materials	0.3%
Chemicals	2.0%
Coal	0.3%
Commercial Services	2.7%
Communication Services	0.3%
Computers	3.8%
Distribution/Wholesale	1.0%
Diversified Financial Services	2.0%
Electric	3.8%
Electrical Components & Equipment	0.7%
Electronics	1.3%
Engineering & Construction	0.4%
Entertainment	0.6%
Environmental Control	0.5%
Food	2.3%
Forest Products & Paper	0.7%
Gas	0.4%
Hand/Machine Tools	0.1%
Health Care	0.2%
Healthcare—Products	2.7%
Healthcare—Services	2.4%
Home Builders	1.7%
Home Furnishings	0.1%
Household Products/Wares	0.6%
Insurance	4.6%
Internet	0.9%
Iron/Steel	0.1%
Leisure Time	0.1%
Lodging	0.7%
Machinery—Diversified	0.9%
Media	2.1%
Metal Fabricat/Hardware	0.2%
Miscellaneous Manufacturing	1.7%
Office Furnishings	0.4%

See accompanying notes to the financial statements.

81

PROFUNDS VP ProFund VP UltraMid-Cap	Schedule of Portfolio Investments December 31, 2003

Oil & Gas	3.2%
Oil & Gas Services	1.8%
Packaging & Containers	0.4%
Pharmaceuticals	4.5%
Pipelines	0.9%
Real Estate Investment Trust	1.4%
Retail	6.1%
Savings & Loans	2.3%
Semiconductors	3.5%
Software	2.3%
Telecommunications	2.0%
Textiles	0.6%
Transportation	1.4%
Trucking & Leasing	0.1%
Other**	16.8%

*	Non-income producing security
**	Including debt securities, repurchase agreements, options purchased and net other assets (liabilities).

See accompanying notes to the financial statements.

82

PROFUNDS VP ProFund VP UltraMid-Cap	Schedule of Portfolio Investments December 31, 2003

Statement of Assets and Liabilities

December 31, 2003
Assets:
Investment securities, at value (cost $35,354,552)	$39,748,406
Cash	126,331
Segregated cash balances with brokers for futures contracts	1,203,313
Dividends and interest receivable	24,508
Receivable for investments sold	20,164,720
Unrealized appreciation on swap agreements	509,109
Prepaid expenses	77

Total Assets	61,776,464

Liabilities:
Payable for capital shares redeemed	22,892,160
Variation margin on futures contracts	135,095
Advisory fees payable	35,026
Management services fees payable	7,005
Administration fees payable	1,957
Administrative services fees payable	20,974
Distribution fees payable	11,450
Other accrued expenses	19,409

Total Liabilities	23,123,076

Net Assets	$38,653,388

Net Assets consist of:
Capital	$30,677,394
Accumulated net realized gains (losses) on investments	2,648,499
Net unrealized appreciation (depreciation) on investments	5,327,495

Net Assets	$38,653,388

Shares of Beneficial Interest Outstanding	1,312,308

Net Asset Value (offering and redemption price per share)	$29.46

Statement of Operations

For the year ended December 31, 2003
Investment Income:
Dividends	$167,932
Interest	76,014

Total Investment Income	243,946

Expenses:
Advisory fees	167,351
Management services fees	33,470
Administration fees	10,475
Transfer agency and administrative service fees	120,468
Distribution fees	55,456
Custody fees	43,352
Fund accounting fees	19,447
Other fees	15,367

Total Gross Expenses before reductions	465,386
Less Expenses reduced by the Advisor	(23,764)

Total Net Expenses	441,622

Net Investment Income (Loss)	(197,676)

Realized and Unrealized Gains (Losses) on Investments:
Net realized gains (losses) on investment securities	2,481,768
Net realized gains (losses) on futures contracts	87,413
Net realized gains (losses) on swap agreements	4,440,298
Change in net unrealized appreciation/depreciation on investments	4,544,429

Net Realized and Unrealized Gains (Losses) on Investments	11,553,908

Change in Net Assets Resulting from Operations	$11,356,232

See accompanying notes to the financial statements.

83

PROFUNDS VP

ProFund VP UltraMid-Cap

Statements of Changes in Net Assets

	For the year ended December 31, 2003	For the period May 1, 2002(a) through December 31, 2002
From Investment Activities:
Operations:
Net investment income (loss)	$(197,676)	$(48,816)
Net realized gains (losses) on investments	7,009,479	(7,293,223)
Change in net unrealized appreciation/depreciation on investments	4,544,429	783,066

Change in net assets resulting from operations	11,356,232	(6,558,973)

Capital Transactions:
Proceeds from shares issued	397,432,347	379,471,152
Cost of shares redeemed	(390,912,434)	(352,134,936)

Change in net assets resulting from capital transactions	6,519,913	27,336,216

Change in net assets	17,876,145	20,777,243
Net Assets:
Beginning of period	20,777,243	—

End of period	$38,653,388	$20,777,243

Accumulated net investment income (loss)	$—	$(1,514)

Share Transactions:
Issued	17,884,061	19,455,653
Redeemed	(17,771,340)	(18,256,066)

Change in shares	112,721	1,199,587

(a)	Commencement of operations

See accompanying notes to the financial statements.

84

PROFUNDS VP

ProFund VP UltraMid-Cap

Financial Highlights

Selected data for a share of beneficial interest outstanding throughout the periods indicated.

	For the year ended December 31, 2003		For the period May 1, 2002(a) through December 31, 2002
Net Asset Value, Beginning of Period	$17.32		$30.00

Investment Activities:
Net investment income (loss)	(0.20	)(b)	(0.09	)(b)
Net realized and unrealized gains (losses) on investments	12.34		(12.59)

Total income (loss) from investment activities	12.14		(12.68)

Net Asset Value, End of Period	$29.46		$17.32

Total Return	70.09%		(42.27	)%(c)
Ratios to Average Net Assets:
Gross expenses(d)	2.08%		2.36%
Net expenses(d)	1.98%		1.98%
Net investment income (loss)(d)	(0.88)%		(0.72)%
Supplemental Data:
Net assets, end of period (000’s)	$38,653		$20,777
Portfolio turnover rate(e)	1,202%		2,654	%(c)

(a)	Commencement of operations
(b)	Per share net investment income (loss) has been calculated using the daily average shares method.
(c)	Not annualized for periods less than one year.
(d)	Annualized for periods less than one year.
(e)	Portfolio turnover rate is calculated without regard to instruments (including options, swap agreements and futures contracts) having a maturity of less than one year.

See accompanying notes to the financial statements.

85

ProFund VP UltraSmall-Cap

The ProFund VP UltraSmall-Cap seeks daily investment results, before fees and expenses, that correspond to twice the daily performance of the Russell 2000® Index. For the year ended December 31, 2003, the Fund had a total return of 99.45%1, compared to a return of 45.37%2 for the Index. For the year, the Fund achieved an average daily statistical correlation of over 0.99 to 200% the daily performance of the Index.3

The Fund applies a mathematical approach to investing. In doing so it takes positions in securities and/or financial instruments that, in combination, should have similar daily return characteristics as twice that of the Index. The Russell 2000 Index is a measure of small-cap U.S. stock market performance. It is an adjusted market capitalization weighted index containing approximately 2000 of the smallest companies in the Russell 3000 Index or approximately 8% of the total market capitalization of the Russell 3000 Index, which in turn represents approximately 98% of the investable U.S. equity market.

The Russell 2000 Index well outpaced large-cap benchmarks such as the S&P 500 in 2003. As a whole, small-cap stocks were amongst performance leaders in 2003 as they benefited from decreasing credit spreads and the resulting reduction in their cost of debt. Small cap stocks also seemed to be less negatively impacted by terrorism fears as they typically are not considered as likely to be terrorist targets. The outperformance of small-cap stocks over large-cap stocks is typical in the early recovery phase of an economic cycle. Since this Fund has a daily investment objective that is greater than 100% of the daily performance of the benchmark index, it was impacted proportionally more by the daily performance of the benchmark index and by the factors affecting the index.

Value of a $10,000 Investment*

* The line graph represents historical performance of a hypothetical investment of $10,000 in the ProFund VP UltraSmall-Cap from October 18, 1999 to December 31, 2003 assuming the reinvestment of distributions.

Average Annual Total Return as of 12/31/031

	1 Year	3 Year	Since Inception (10/18/99)

ProFund VP UltraSmall-Cap	99.45%	1.88%	(0.29)%

Russell 2000 Index	45.37%	4.82%	7.62%

1 Past performance does not guarantee future results. Total return calculations assume the reinvestment of distributions and do not reflect the effect of taxes. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and net asset value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. During the period, certain fees were reduced. If such fee reductions had not occurred, the quoted performance would be lower. Performance numbers are net of all Fund expenses but do not include any insurance, sales, or administrative charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower.

2 The Russell 2000 Index is a price return index and does not reflect the reinvestment of dividends, the impact of transaction costs, nor the deduction of expenses associated with a mutual fund such as investment management and accounting fees. It is not possible to invest directly in an index. The Fund’s performance does reflect the reinvestment of dividends, the impact of transaction costs and the deduction of fees and expenses.

3 1.00 equals perfect correlation.

The above information is not covered by the Report of Independent Auditors.

86

PROFUNDS VP ProFund VP UltraSmall-Cap	Schedule of Portfolio Investments December 31, 2003

Common Stocks (83.9%)

	Shares	Value

@ROAD, Inc.*	2,574	$34,234
Aaron Rents, Inc.	3,146	63,329
Abgenix, Inc.*	8,294	103,343
Able Laboratories, Inc.*	3,718	67,184
ABM Industries, Inc.	4,862	84,647
Accredo Health, Inc.*	4,576	144,647
Actel Corp.*	2,002	48,248
Activision, Inc.*	8,294	150,950
Actuant Corp.*	3,432	124,238
Acuity Brands, Inc.	3,718	95,924
Adaptec, Inc.*	10,296	90,914
Adolor Corp.*	2,860	57,257
Advanced Digital Information Corp.*	5,720	80,080
Advanced Energy Industries, Inc.*	1,430	37,252
Advanced Medical Optics, Inc.*	2,574	50,579
Advanced Neuromodulation Systems, Inc.*	1,716	78,902
Advent Software, Inc.*	2,860	49,850
Advisory Board Co.*	858	29,953
ADVO, Inc.	5,148	163,500
Aeroflex, Inc.*	4,862	56,837
Aeropostale, Inc.*	2,002	54,895
Affiliated Managers Group, Inc.*	3,718	258,736
Agile Software Corp.*	4,004	39,640
AirTran Holdings, Inc.*	6,292	74,875
Akamai Technologies, Inc.*	9,724	104,533
Alaska Air Group, Inc.*	3,432	93,659
Albany International Corp.—Class A	3,718	126,040
Albany Molecular Research, Inc.*	2,288	34,366
Albemarle Corp.	2,860	85,714
Alexander & Baldwin, Inc.	4,004	134,894
Alexandria Real Estate Equities, Inc.	2,574	149,035
Alfa Corp.	3,146	40,458
Align Technology, Inc.*	4,004	66,146
Alkermes, Inc.*	6,006	81,081
Allegheny Energy, Inc.*	16,874	215,312
Allegheny Technologies, Inc.	16,874	223,075
Alliance Gaming Corp.*	4,576	112,798
Allmerica Financial Corp.*	6,864	211,206
Alpharma, Inc.	8,580	172,457
Amcore Financial, Inc.	2,288	61,822
American Eagle Outfitters, Inc.*	4,862	79,737
American Greetings Corp.—Class A*	16,588	362,779
American Healthways, Inc.*	2,288	54,615
American Italian Pasta Co.*	2,288	95,867
American Management Systems, Inc.*	4,004	60,340
American Medical Systems Holdings, Inc.*	1,716	37,409
American States Water Co.	2,288	57,200
AMERIGROUP Corp.*	2,860	121,979
Amerus Group Co.	3,718	130,018
Amli Residential Properties Trust	7,436	199,285
AMN Healthcare Services, Inc.*	4,004	68,709
AMR Corp.*	14,872	192,593
AmSurg Corp.*	2,574	97,529
Analogic Corp.	572	23,452
Anchor BanCorp Wisconsin, Inc.	1,716	42,728
Andrew Corp.*	14,014	161,301
Anixter International, Inc.*	6,864	177,640
AnnTaylor Stores Corp.*	6,292	245,389
ANSYS, Inc.*	1,144	45,417

Common Stocks, continued

	Shares	Value

Anteon International Corp.*	2,002	$72,172
Anthracite Capital, Inc.	14,586	161,467
Anworth Mortgage Asset Corp.	6,006	83,664
Applera Corp.—Celera Genomics Group*	16,302	226,760
Applied Industrial Technologies, Inc.	1,430	34,120
aQuantive, Inc.*	5,148	52,767
Aquilla, Inc.*	17,446	59,142
Arbitron, Inc.*	4,004	167,048
Arch Chemicals, Inc.	1,716	44,033
Arch Coal, Inc.	5,148	160,463
Argosy Gaming Co.*	3,146	81,765
Ariba, Inc.*	94,666	283,997
Arkansas Best Corp.	2,002	62,843
Arrow International, Inc.	2,002	50,010
Ascential Software Corp.*	5,434	140,903
Ask Jeeves, Inc.*	3,146	57,006
Asyst Technologies, Inc.*	3,432	59,545
Atherogenics, Inc.*	4,862	72,687
ATMI, Inc.*	3,432	79,416
Atmos Energy Corp.	4,576	111,197
Atrix Laboratories, Inc.*	1,716	41,253
Aviall, Inc.*	2,860	44,359
Avid Technology, Inc.*	2,860	137,280
Avista Corp.	4,576	82,917
Axcelis Technologies, Inc.*	9,438	96,456
Aztar Corp.*	4,290	96,526
Baldor Electric Co.	2,574	58,816
Bandag, Inc.	1,716	70,699
Bankatlantic Bancorp, Inc.—Class A	14,872	282,568
BankUnited Financial Corp.—Class A*	2,574	66,383
Banta Corp.	3,146	127,413
BARRA, Inc.	1,430	50,751
Bay View Capital Corp.	6,006	12,853
Beazer Homes U.S.A., Inc.	2,574	251,377
Bedford Property Investors, Inc.	2,288	65,505
Bel Fuse, Inc.—Class B	3,718	121,318
Belden, Inc.	3,432	72,381
Benchmark Electronics, Inc.*	5,434	189,158
Beverly Enterprises, Inc.*	8,580	73,702
BioMarin Pharmaceutical, Inc.*	6,006	46,661
Biosite Diagnostics, Inc.*	858	24,839
BJ’s Wholesale Club, Inc.*	10,010	229,831
Black Box Corp.	1,430	65,880
Black Hills Corp.	2,860	85,314
Bob Evans Farms, Inc.	3,146	102,119
Borland Software Corp.*	8,294	80,701
Boston Private Financial Holdings, Inc.	1,716	42,625
Bowne & Co., Inc.	3,146	42,660
Boyd Gaming Corp.	3,432	55,392
Brady Corp.—Class A	2,574	104,891
Brandywine Realty Trust	10,296	275,625
Briggs & Stratton Corp.	2,002	134,935
Bright Horizons Family Solutions, Inc.*	858	36,036
Brink’s Co.	6,006	135,796
Brookline Bancorp, Inc.	29,458	451,887
Brooks Automation, Inc.*	3,432	82,951
Brown Shoe Company, Inc.	2,574	97,632
Burlington Coat Factory Warehouse Corp.	1,716	36,311
C&D Technologies, Inc.	2,860	54,826
Cabot Microelectronics Corp.*	3,432	168,168

See accompanying notes to the financial statements.

87

PROFUNDS VP ProFund VP UltraSmall-Cap	Schedule of Portfolio Investments December 31, 2003

Common Stocks, continued

	Shares	Value

Cabot Oil & Gas Corp.	2,288	$67,153
CACI International, Inc.—Class A*	4,290	208,579
Cal Dive International, Inc.*	3,146	75,850
California Water Service Group	1,430	39,182
Callaway Golf Co.	10,010	168,668
Cambrex Corp.	1,716	43,346
Capital Automotive REIT	2,288	73,216
CARBO Ceramics, Inc.	858	43,973
Carpenter Technology Corp.	1,716	50,742
Casey’s General Stores, Inc.	4,004	70,711
Cash America International, Inc.	2,288	48,460
Catalina Marketing Corp.*	9,724	196,036
Cathay Bancorp, Inc.	1,430	79,622
Cato Corp.—Class A	1,430	29,315
CEC Entertainment, Inc.*	3,432	162,642
Cell Genesys, Inc.*	3,146	40,709
Centene Corp.*	1,430	40,054
Central Garden & Pet Co.*	1,430	40,083
Central Pacific Financial Corp.	1,144	34,366
Cerner Corp.*	2,574	97,426
CH Energy Group, Inc.	1,144	53,654
Champion Enterprises, Inc.*	4,862	34,034
Charming Shoppes, Inc.*	9,724	52,510
Charter Communications, Inc.—Class A*	39,468	158,662
Charter Municipal Mortgage Acceptance Co.	7,722	163,166
Checkpoint Systems, Inc.*	11,154	210,922
Chiquita Brands International, Inc.*	6,578	148,202
Chittenden Corp.	4,290	144,316
Choice Hotels International, Inc.*	1,716	60,489
Christopher & Banks Corp.	5,148	100,540
Ciber, Inc.*	5,720	49,535
Cima Labs, Inc.*	1,430	46,647
Cimarex Energy Co.*	3,718	99,233
Cincinnati Bell, Inc.*	24,596	124,210
Cirrus Logic, Inc.*	6,578	50,453
Citizens Banking Corp.	4,004	131,011
City Holding Co.	1,430	50,050
Clarcor, Inc.	2,860	126,126
CLECO Corp.	4,004	71,992
CMGI, Inc.*	35,464	63,126
CMS Energy Corp.*	18,018	153,513
CNET Networks, Inc.*	9,724	66,318
Coeur d’Alene Mines Corp.*	17,160	99,184
Cognex Corp.	4,290	121,150
Coherent, Inc.*	4,004	95,295
Cohu, Inc.	2,002	38,338
Colonial Properties Trust	1,430	56,628
Columbia Laboratories, Inc.*	7,150	45,045
Commerce Group, Inc.	2,002	79,079
Commercial Federal Corp.	5,434	145,142
Commercial Metals Co.	3,432	104,333
Commercial NET Lease Realty	5,434	96,725
Commonwealth Telephone Enterprises, Inc.*	2,002	75,576
Commscope, Inc.*	23,452	382,970
Community Bank System, Inc.	858	42,042
Community First Bankshares, Inc.	3,432	99,322
Comstock Resources, Inc.*	4,862	93,837
Conexant Systems, Inc.*	25,740	127,928
CONMED Corp.*	2,574	61,261
Connecticut Bancshares, Inc.	858	44,221

Common Stocks, continued

	Shares	Value

Connetics Corp.*	3,432	$62,325
Continental Airlines, Inc.—Class B*	10,010	162,863
Cooper Companies, Inc.	4,862	229,145
Cooper Tire & Rubber Co.	14,300	305,734
Copart, Inc.*	6,292	103,818
Corn Products International, Inc.	4,290	147,791
Cornerstone Realty Income Trust, Inc.	5,148	45,096
Corporate Office Properties Trust	4,576	96,096
Correctional Properties Trust	2,288	65,894
Corrections Corp. of America*	5,434	156,662
Corus Bankshares, Inc.	1,144	36,105
Corvis Corp.*	29,172	49,592
Cost Plus, Inc.*	2,002	82,082
CoStar Group, Inc.*	1,144	47,682
Covance, Inc.*	7,436	199,285
Cray, Inc.*	6,578	65,320
Credence Systems Corp.*	6,006	79,039
Crompton Corp.	13,728	98,430
Crown Holdings, Inc.*	15,730	142,514
CSG Systems International, Inc.*	6,006	75,015
CSK Auto Corp.*	3,146	59,050
CTS Corp.	5,434	62,491
Cubic Corp.	1,430	32,890
Cubist Pharmaceuticals, Inc.*	2,574	31,300
Cumulus Media, Inc.*	4,004	88,088
Cuno, Inc.*	1,430	64,393
Curtiss-Wright Corp.	2,860	128,729
CV Therapeutics, Inc.*	5,148	75,470
CVB Financial Corp.	3,587	69,193
Cyberonics, Inc.*	1,716	54,929
Cymer, Inc.*	5,148	237,785
CYTYC Corp.*	10,582	145,608
Dade Behring Holdings, Inc.*	3,718	132,881
Delphi Financial Group, Inc.—Class A	2,187	78,732
Delta & Pine Land Co.	5,148	130,759
Denbury Resources, Inc.*	3,146	43,761
Dendrite International, Inc.*	2,860	44,816
Diagnostic Products Corp.	1,716	78,782
Dick’s Sporting Goods, Inc.*	1,144	55,667
Digene Corp.*	1,144	45,874
Digital Insight Corp.*	2,574	64,093
Digital River, Inc.*	2,574	56,885
Dillard’s, Inc.—Class A	11,154	183,595
Dime Community Bancshares, Inc.	1,716	52,784
Dionex Corp.*	1,430	65,809
Dollar Thrifty Automotive Group, Inc.*	2,002	51,932
Dot Hill Systems Corp.*	2,574	38,996
DRS Technologies, Inc.*	6,578	182,737
DSP Group, Inc.*	2,574	64,118
Dycom Industries, Inc.*	6,006	161,081
EarthLink, Inc.*	11,154	111,540
East-West Bancorp, Inc.	2,288	122,820
Eastgroup Properties, Inc.	1,430	46,303
Echelon Corp.*	2,574	28,674
Eclipsys Corp.*	3,146	36,619
eFunds Corp.*	4,290	74,432
EGL, Inc.*	2,860	50,222
El Paso Electric Co.*	4,576	61,090
Electro Scientific Industries, Inc.*	2,574	61,261
Electronics Boutique Holdings Corp.*	1,144	26,186

See accompanying notes to the financial statements.

88

PROFUNDS VP ProFund VP UltraSmall-Cap	Schedule of Portfolio Investments December 31, 2003

Common Stocks, continued

	Shares	Value

Electronics for Imaging, Inc.*	4,290	$111,626
ElkCorp	2,002	53,453
EMC Corp.*	8,860	114,471
EMCOR Group, Inc.*	2,002	87,888
Emmis Communications Corp.*	4,004	108,308
Empire District Electric Co.	2,002	43,904
Energen Corp.	4,576	187,753
Engineered Support Systems, Inc.	1,144	62,989
Entegris, Inc.*	4,862	62,477
Enterasys Networks, Inc.*	19,448	72,930
Entertainment Properties Trust	2,574	89,344
Enzo Biochem, Inc.*	5,720	102,445
Enzon, Inc.*	11,154	133,848
Equity One, Inc.	2,574	43,449
eResearch Technology, Inc.*	2,574	65,431
ESCO Technologies, Inc.*	2,574	112,355
eSPEED, Inc.—Class A*	2,002	46,867
Esperion Therapeutics, Inc.*	8,580	296,953
Essex Property Trust, Inc.	2,574	165,302
Esterline Technologies Corp.*	2,860	76,276
Evergreen Resources, Inc.*	3,432	111,574
Exar Corp.*	3,718	63,503
ExpressJet Holdings, Inc.*	2,860	42,900
Extended Stay America, Inc.	6,578	95,249
Extreme Networks, Inc.*	9,152	65,986
F5 Networks, Inc.*	2,002	50,250
Federal Signal Corp.	6,006	105,225
FEI Co.*	6,578	148,005
FelCor Lodging Trust, Inc.*	4,576	50,702
Ferro Corp.	8,294	225,679
Filenet Corp.*	3,146	85,194
Financial Federal Corp.*	1,144	34,949
Finish Line, Inc.—Class A*	1,430	42,857
First Commonwealth Financial Corp.	6,864	97,881
First Community Bancorp—Class A	1,144	41,344
First Industrial Realty Trust, Inc.	5,720	193,050
First Niagara Financial Group, Inc.	8,008	119,399
First Republic Bank	1,716	61,433
FirstFed Financial Corp.*	2,574	111,969
Flagstar Bancorp, Inc.	4,576	98,018
Fleetwood Enterprises, Inc.*	3,432	35,212
FLIR Systems, Inc.*	3,146	114,829
Florida East Coast Industries, Inc.	1,144	37,866
Flowers Foods, Inc.	4,004	103,303
Flowserve Corp.*	10,296	214,979
FMC Corp.*	4,576	156,179
Forest Oil Corp.*	5,434	155,249
Fossil, Inc.*	2,288	64,087
Franklin Electric Co., Inc.	572	34,600
Fred’s, Inc.	3,432	106,323
Fremont General Corp.	7,150	120,907
Frontier Airlines, Inc.*	2,574	36,705
Frontier Oil Corp.	2,288	39,399
FTI Consulting, Inc.*	4,004	93,573
Fuller (H. B.) Co.	3,718	110,573
G & K Services, Inc.	1,430	52,553
Gables Residential Trust	3,432	119,228
GameStop Corp.*	3,432	52,887
Gartner Group, Inc.*	7,436	84,101
Gateway, Inc.*	20,592	94,723

Common Stocks, continued

	Shares	Value

GATX Corp.	4,004	$112,032
Gen-Probe, Inc.*	4,004	146,026
Genesco, Inc.*	5,434	82,216
Genesis Microchip, Inc.*	8,580	154,784
Genlyte Group, Inc.*	1,144	66,787
Genta, Inc.*	4,290	44,659
Georgia Gulf Corp.	4,862	140,415
Getty Realty Corp.	1,430	37,395
Glacier Bancorp, Inc.	1,716	55,598
Glenborough Realty Trust, Inc.	3,146	62,763
Glimcher Realty Trust	5,148	115,212
Global Imaging Systems, Inc.*	1,144	36,322
GlobespanVirata, Inc.*	10,010	58,859
Gold Banc Corp., Inc.	9,438	132,698
Golden Telecom, Inc.*	1,144	31,746
Goodyear Tire & Rubber Co.*	14,300	112,398
GrafTech International, Ltd.*	5,148	69,498
Granite Construction, Inc.	3,146	73,900
Gray Television, Inc.	3,718	56,216
Great Lakes Chemical Corp.	5,148	139,974
Greater Bay Bancorp	4,862	138,470
Grey Wolf, Inc.*	16,016	59,900
Griffon Corp.*	2,288	46,355
Group 1 Automotive, Inc.*	1,430	51,752
Guitar Center, Inc.*	1,144	37,272
Gymboree Corp.*	7,722	133,050
Hain Celestial Group, Inc.*	2,002	46,466
Handleman Co.	2,288	46,973
Hanover Compressor Co.*	7,150	79,723
Harbor Florida Bancshares, Inc.	2,002	59,479
Harland (John H.) Co.	4,004	109,309
Harleysville Group, Inc.	2,860	56,885
Health Care REIT, Inc.	7,150	257,400
Heartland Express, Inc.	2,860	69,183
Hecla Mining Co.*	10,296	85,354
Helix Technology Corp.	3,146	64,745
Hercules, Inc.*	8,580	104,676
Heritage Property Investment Trust	1,716	48,820
Highwoods Properties, Inc.	6,864	174,346
Hilb, Rogal & Hamilton Co.	4,576	146,752
Hollinger International, Inc.	4,004	62,542
Hollywood Entertainment Corp.*	4,862	66,853
Home Properties of New York, Inc.	4,004	161,722
Hooper Holmes, Inc.	5,434	33,582
Horace Mann Educators Corp.	3,718	51,940
Hot Topic, Inc.*	4,290	126,383
Houston Exploration Co.*	1,144	41,779
Hudson River Bancorp, Inc.	1,430	55,813
Hughes Supply, Inc.	3,146	156,104
Hutchinson Technology, Inc.*	2,002	61,541
Hyperion Solutions Corp.*	3,432	103,440
IDACORP, Inc.	3,432	102,685
Identix, Inc.*	8,866	39,454
IDEX Corp.	2,574	107,053
IGEN International, Inc.*	1,716	101,090
IHOP Corp.	1,716	66,032
ILEX Oncology, Inc.*	3,432	72,930
Imagistics International, Inc.*	1,430	53,625
IMC Global, Inc.	10,296	102,239
IMPAC Mortgage Holdings, Inc.	4,576	83,329

See accompanying notes to the financial statements.

89

PROFUNDS VP ProFund VP UltraSmall-Cap	Schedule of Portfolio Investments December 31, 2003

Common Stocks, continued

	Shares	Value

Impax Laboratories, Inc.*	2,860	$41,155
INAMED Corp.*	2,574	123,706
Independent Bank Corp.	1,716	48,666
Infinity Property & Casualty Corp.	4,862	160,689
Informatica Corp.*	6,006	61,862
Infospace, Inc.*	2,288	52,738
Insight Communications Co., Inc.*	4,004	41,281
Insight Enterprises, Inc.*	4,290	80,652
Insituform Technologies, Inc.—Class A*	2,002	33,033
Inspire Pharmaceuticals, Inc.*	2,574	36,448
Integra LifeSciences Holdings*	1,716	49,129
Inter-Tel, Inc.	1,716	42,866
Intergraph Corp.*	4,290	102,617
Intermagnetics General Corp.*	1,430	31,689
InterMune, Inc.*	5,148	119,228
International Multifoods Corp.*	1,430	25,740
Internet Security Systems, Inc.*	3,432	64,625
Interstate Bakeries Corp.	6,292	89,535
Invacare Corp.	2,288	92,367
Inveresk Research Group, Inc.*	4,004	99,019
Investment Technology Group, Inc.*	6,864	110,854
Invision Technologies, Inc.*	1,430	48,005
Iomega Corp.	7,150	42,757
Ionics, Inc.*	1,430	45,546
Itron, Inc.*	1,716	31,506
J2 Global Communications, Inc.*	1,430	35,421
Jack in the Box, Inc.*	3,146	67,199
Jacuzzi Brands, Inc.*	7,150	50,694
Jarden Corp.*	4,576	125,108
JDA Software Group, Inc.*	2,574	42,497
JLG Industries, Inc.	4,004	60,981
Jo-Ann Stores, Inc.*	1,430	29,172
Jones Lang LaSalle, Inc.*	2,860	59,288
Journal Register Co.*	2,860	59,202
Joy Global, Inc.	4,576	119,662
K-Swiss, Inc.—Class A	2,288	55,049
K-V Pharmaceutical Co.*	4,576	116,688
K2, Inc.*	2,574	39,151
Kansas City Southern Industries, Inc.*	8,580	122,866
Kaydon Corp.	4,004	103,463
Keane, Inc.*	4,862	71,180
Kellwood Co.	5,148	211,068
Kelly Services, Inc.—Class A	1,430	40,812
KEMET Corp.*	16,874	231,005
Kennametal, Inc.	4,290	170,528
Kilroy Realty Corp.	2,574	84,299
Kindred Healthcare, Inc.*	858	44,599
Kirby Corp.*	1,716	59,854
Knight Trading Group, Inc.*	6,864	100,489
Knight Transportation, Inc.*	2,288	58,687
Kopin Corp.*	7,722	51,815
Korn/Ferry International*	5,148	68,674
KOS Pharmaceuticals, Inc.*	858	36,928
Kramont Realty Trust	3,146	56,943
Kroll, Inc.*	3,432	89,232
Kronos, Inc.*	2,574	101,956
Kulicke & Soffa Industries, Inc.*	5,148	74,028
Kyphon, Inc.*	1,716	42,608
La Quinta Corp.*	13,156	84,330
Laclede Group, Inc.	2,574	73,488

Common Stocks, continued

	Shares	Value

LandAmerica Financial Group, Inc.	2,860	$149,464
Landauer, Inc.	1,716	69,978
Landry’s Restaurants, Inc.	2,002	51,491
Landstar System, Inc.*	2,288	87,036
Lattice Semiconductor Corp.*	9,724	94,128
Lennox International, Inc.	4,004	66,867
Lexar Media, Inc.*	4,862	84,745
Lexington Corporate Properties Trust	2,860	57,743
Liberty Corp.	1,430	64,622
LifePoint Hospitals, Inc.*	3,432	101,072
Ligand Pharmaceuticals, Inc.—Class B*	5,434	79,825
Lin TV Corp.*	2,288	59,053
Lincoln Electric Holdings, Inc.	2,860	70,756
Linens ‘n Things, Inc.*	6,292	189,263
Littelfuse, Inc.*	1,716	49,455
Lone Star Technologies, Inc.*	2,288	36,562
Longs Drug Stores Corp.	6,292	155,664
Longview Fibre Co.	4,862	60,046
LookSmart, Ltd.*	52,910	82,011
Louisiana-Pacific Corp.*	10,010	178,978
LTX Corp.*	6,292	94,569
M/I Schottenstein Homes, Inc.	858	33,505
Macdermid, Inc.	3,718	127,304
Macrovision Corp.*	9,438	213,205
MAF Bancorp, Inc.	2,002	83,884
Magma Design Automation, Inc.*	3,146	73,428
Magnum Hunter Resources, Inc.*	6,292	59,837
Manhattan Associates, Inc.*	2,002	55,335
Manitowoc Co.	2,288	71,386
Manufactured Home Communities, Inc.	3,432	129,215
Martek Biosciences Corp.*	2,002	130,070
MascoTech, Inc. (a)*	1,386	0
Massey Energy Co.	12,584	261,747
Matthews International Corp.—Class A	2,574	76,165
Maverick Tube Corp.*	6,864	132,132
Maximus, Inc.*	2,574	100,721
MB Financial, Inc.	1,289	46,920
Medarex, Inc.*	6,864	42,763
Mentor Corp.	3,718	89,455
Mentor Graphics Corp.*	6,292	91,486
Mercury Computer Systems, Inc.*	2,002	49,850
Meritage Corp.*	858	56,894
Methode Electronics, Inc.—Class A	3,146	38,476
MFA Mortgage Investments, Inc.	5,434	52,982
MGE Energy, Inc.	2,288	72,095
MGI Pharma, Inc.*	4,290	176,533
Micrel, Inc.*	6,292	98,029
Micromuse, Inc.*	5,148	35,521
Micros Systems, Inc.*	1,430	62,005
Microsemi Corp.*	6,292	154,657
MicroStrategy, Inc.*	858	45,028
Mid-America Apartment Communities, Inc.	1,430	48,019
Mid-State Bancshares	2,002	50,931
Millennium Chemicals, Inc.	6,006	76,156
Minerals Technologies, Inc.	1,430	84,728
MKS Instruments, Inc.*	2,288	66,352
Modine Manufacturing Co.	2,002	54,014
Monaco Coach Corp.*	2,288	54,454
Moog, Inc.—Class A*	1,430	70,642
Movie Gallery, Inc.*	2,288	42,740

See accompanying notes to the financial statements.

90

PROFUNDS VP ProFund VP UltraSmall-Cap	Schedule of Portfolio Investments December 31, 2003

Common Stocks, continued

	Shares	Value

MPS Group, Inc.*	12,584	$117,660
MRO Software, Inc.*	10,010	134,735
Mueller Industries, Inc.*	4,290	147,404
Mykrolis Corp.*	2,860	45,989
Myriad Genetics, Inc.*	8,008	102,983
National Health Investors, Inc.	3,146	78,272
Nationwide Health Properties, Inc.	8,294	162,148
Navigant Consulting Co.*	4,576	86,303
NBTY, Inc.*	4,862	130,593
NCO Group, Inc.*	1,716	39,073
NDCHealth Corp.	7,150	183,182
Nektar Therapeutics*	4,290	58,387
Net.B@nk, Inc.	4,576	61,090
NetIQ Corp.*	4,862	64,422
New Century Financial Corp.	2,574	102,111
New Jersey Resources Corp.	3,432	132,166
Newcastle Investment Corp.	4,576	124,010
Newport Corp.*	3,718	61,459
NII Holdings, Inc.—Class B*	1,144	85,377
Nordson Corp.	2,288	79,005
Northwest Airlines Corp. Class A*	5,720	72,186
Northwest Natural Gas Co.	3,432	105,534
Novastar Financial, Inc.	1,716	73,719
NPS Pharmaceuticals, Inc.*	2,574	79,125
Oceaneering International, Inc.*	2,002	56,056
Ocular Sciences, Inc.*	1,716	49,266
Odyssey Healthcare, Inc.*	2,860	83,684
Offshore Logistics, Inc.*	3,146	77,140
Ohio Casualty Corp.*	5,148	89,369
Old Dominion Freight Line, Inc.*	858	29,241
Olin Corp.	6,578	131,955
OM Group, Inc.*	4,576	119,845
OmniVision Technologies, Inc.*	2,002	110,611
Onyx Pharmaceuticals, Inc.*	2,288	64,590
Openwave Systems, Inc.*	5,720	62,920
Orbital Sciences Corp.*	4,290	51,566
Oriental Financial Group, Inc.	4,523	116,241
Oshkosh Truck Corp.	2,860	145,946
OSI Pharmaceuticals, Inc.*	4,576	147,393
Overseas Shipholding Group, Inc.	1,430	48,692
Owens & Minor, Inc.	4,862	106,526
P.F. Chang’s China Bistro, Inc.*	2,288	116,413
Pacer International, Inc.*	2,002	40,480
Pacific Capital Bancorp	3,146	115,836
Pacific Sunwear of California, Inc.*	6,578	138,927
PalmOne, Inc.*	2,574	30,245
Panera Bread Co.*	2,574	101,750
Parametric Technology Corp.*	20,306	80,006
PAREXEL International Corp.*	2,288	37,203
Park Electrochemical Corp.	4,290	113,642
Parkway Properties, Inc.	858	35,693
Patina Oil & Gas Corp.	4,004	196,157
Paxar Corp.*	4,862	65,151
Payless ShoeSource, Inc.*	9,438	126,469
Pediatrix Medical Group, Inc.*	2,002	110,290
Penn National Gaming, Inc.*	2,860	66,009
Pennsylvania REIT	3,146	114,200
Penwest Pharmaceuticals Co.*	6,292	108,726
Pep Boys-Manny, Moe & Jack	5,720	130,816
Per-Se Technologies, Inc.*	2,574	39,279

Common Stocks, continued

	Shares	Value

Perot Systems Corp.—Class A*	6,864	$92,527
Perrigo Co.	5,720	89,918
PETCO Animal Supplies, Inc.*	3,432	104,504
Philadelphia Consolidated Holding Corp.*	1,430	69,827
Photon Dynamics, Inc.*	6,578	264,698
Photronics, Inc.*	4,576	91,154
Pinnacle Systems, Inc.*	6,864	58,550
Plains Exploration & Production Co.*	3,432	52,818
Planar Systems, Inc.*	2,574	62,600
Plantronics, Inc.*	10,582	345,502
Plexus Corp.*	3,718	63,838
PNM Resources, Inc.	3,718	104,476
PolyMedica Corp.	1,716	45,148
PolyOne Corp.*	8,580	54,826
Post Properties, Inc.	5,148	143,732
Potlatch Corp.	2,288	79,554
Power Integrations, Inc.*	2,288	76,556
Power-One, Inc.*	6,006	65,045
Powerwave Technologies, Inc.*	6,292	48,134
Prentiss Properties Trust	2,860	94,351
Price Communications Corp.*	10,582	145,291
PRICELINE.COM, Inc.*	1,716	30,716
PRIMEDIA, Inc.*	14,014	39,660
Priority Healthcare Corp.—Class B*	3,146	75,850
ProAssurance Corp.*	2,002	64,364
Progress Software Corp.*	2,288	46,812
ProQuest Co.*	3,718	109,495
Provident Bankshares Corp.	7,436	218,915
Provident Financial Services, Inc.	7,436	140,540
Province Healthcare Co.*	4,290	68,640
PS Business Parks, Inc.	2,574	106,203
PSS World Medical, Inc.*	6,292	75,944
Quanex Corp.	1,430	65,923
Quanta Services, Inc.*	6,864	50,107
Quantum Corp.*	13,442	41,939
Quest Software, Inc.*	3,718	52,796
Quiksilver, Inc.*	8,294	147,053
R & G Financial Corp.—Class B	2,860	113,828
RAIT Investment Trust	2,574	65,894
Ralcorp Holdings, Inc.*	5,720	179,380
RARE Hospitality International, Inc.*	3,432	83,878
Rayovac Corp.*	2,860	59,917
Reckson Associates Realty Corp.	4,576	111,197
Redwood Trust, Inc.	2,574	130,888
Regal-Beloit Corp.	2,002	44,044
Regeneron Pharmaceuticals, Inc.*	3,146	46,278
RehabCare Group, Inc.*	2,860	60,804
Reliance Steel & Aluminum Co.	2,288	75,984
REMEC, Inc.*	8,008	67,347
Remington Oil & Gas Corp.*	2,002	39,419
Republic Bancorp, Inc.	4,862	65,588
Resources Connection, Inc.*	1,716	46,864
Retek, Inc.*	10,010	92,893
Rewards Network, Inc.*	2,002	21,341
RF Micro Devices, Inc.*	16,302	163,835
RLI Corp.	1,716	64,281
Rock-Tenn Co.	2,288	39,491
Rogers Corp.*	1,430	63,092
Rollins, Inc.	2,860	64,493
Roper Industries, Inc.	4,290	211,324

See accompanying notes to the financial statements.

91

PROFUNDS VP ProFund VP UltraSmall-Cap	Schedule of Portfolio Investments December 31, 2003

Common Stocks, continued

	Shares	Value

Roxio, Inc.*	23,166	$110,965
Royal Gold, Inc.	1,430	29,930
RSA Security, Inc.*	4,290	60,918
Ruddick Corp.	2,860	51,194
Rudolph Technologies, Inc.*	5,434	133,350
Russell Corp.	2,288	40,177
Ryan’s Family Steak Houses, Inc.*	4,004	60,621
SafeNet, Inc.*	858	26,401
Saga Communications, Inc.*	3,146	58,295
Saxon Capital, Inc.*	2,574	53,925
ScanSource, Inc.*	858	39,142
School Specialty, Inc.*	1,430	48,634
Schulman (A.), Inc.	2,574	54,878
Scientific Games Corp.—Class A*	4,576	77,838
SCP Pool Corp.*	1,716	56,079
Seacoast Financial Services Corp.	2,288	62,714
SEACOR SMIT, Inc.*	2,574	108,185
Select Comfort Corp.*	1,716	42,488
Select Medical Corp.	4,004	65,185
Selective Insurance Group, Inc.	2,574	83,295
Semtech Corp.*	6,578	149,518
Senior Housing Properties Trust	4,290	73,917
Sensient Technologies Corp.	5,434	107,430
SERENA Software, Inc.*	2,002	36,737
Serologicals Corp.*	8,866	164,908
Sharper Image Corp.*	3,432	112,055
Shaw Group, Inc.*	13,442	183,081
Shuffle Master, Inc.*	5,720	198,026
Sierra Health Services, Inc.*	5,434	149,163
Sierra Pacific Resources*	11,154	81,870
Silicon Storage Technology, Inc.*	7,436	81,796
Silicon Valley Bancshares*	2,574	92,844
Simpson Manufacturing Co., Inc.*	1,430	72,730
Sinclair Broadcast Group—Class A*	4,862	72,541
Six Flags, Inc.*	8,866	66,672
SkyWest, Inc.	5,434	98,464
Skyworks Solutions, Inc.*	13,156	114,457
SL Green Realty Corp.	4,004	164,364
Smith (A.O.) Corp.	1,430	50,122
Sohu.com, Inc.*	2,574	77,246
Sola International, Inc.*	2,002	37,638
Solutia, Inc.*	10,010	3,604
Sonic Automotive, Inc.	4,004	91,772
Sonic Corp.*	3,718	113,845
SonoSite, Inc.*	4,862	104,241
Sonus Networks, Inc.*	18,876	142,703
Sotheby’s Holdings, Inc.—Class A*	4,004	54,695
Sourcecorp*	1,430	36,651
South Financial Group, Inc.	4,290	119,519
South Jersey Industries, Inc.	2,002	81,081
Southern Union Co.*	7,722	142,085
Southwest Bancorporation of Texas, Inc.	2,574	100,000
Southwest Gas Corp.	3,718	83,469
Southwestern Energy Co.*	4,862	116,202
Sovran Self Storage, Inc.	1,144	42,500
Spartech Corp.	2,002	49,329
Spherion Corp.*	8,008	78,398
Spinnaker Exploration Co.*	4,004	129,209
St. Mary Land & Exploration Co.	2,574	73,359
Stage Stores, Inc.*	1,144	31,918

Common Stocks, continued

	Shares	Value

Standard Pacific Corp.	4,290	$208,280
Staten Island Bancorp, Inc.	13,442	302,446
Steel Dynamics, Inc.*	3,432	80,618
Sterling Bancorp	6,864	195,624
Sterling Bancshares, Inc.	3,718	49,561
Sterling Financial Corp.*	1,144	39,159
Stewart & Stevenson Services, Inc.	4,004	56,256
Stewart Enterprises, Inc.—Class A*	9,152	51,983
Stewart Information Services Corp.	1,430	57,987
Stone Energy Corp.*	3,432	145,688
Strayer Education, Inc.	858	93,376
Stride Rite Corp.	4,576	52,075
Summit Properties, Inc.	2,574	61,827
Sun Communities, Inc.	1,144	44,273
Sunrise Assisted Living, Inc.*	3,432	132,956
Superior Energy Services, Inc.*	4,576	43,014
Superior Industries International, Inc.	3,146	136,914
SurModics, Inc.*	1,144	27,342
Susquehanna Bancshares, Inc.	3,718	92,987
Swift Energy Co.*	10,010	168,669
SWS Group, Inc.	2,574	45,817
Sybase, Inc.*	12,870	264,864
Sybron Dental Special, Inc.*	3,432	96,439
Sycamore Networks, Inc.*	15,730	82,425
Sylvan Learning Systems, Inc.*	3,146	90,573
Symyx Technologies, Inc.*	2,002	41,141
Take-Two Interactive Software, Inc.*	3,432	98,876
Tanger Factory Outlet Centers, Inc.	1,716	69,841
Tanox, Inc.*	2,288	33,977
Taubman Centers, Inc.	4,004	82,482
Techne Corp.*	5,434	205,297
Technitrol, Inc.*	5,148	106,770
Tecumseh Products Co.	1,430	69,255
Tekelec*	4,862	75,604
Teledyne Technologies, Inc.*	4,290	80,867
Telik, Inc.*	2,860	65,809
Terex Corp.*	4,004	114,034
Terrayon Communication Systems, Inc.*	6,292	28,314
Tesoro Petroleum Corp.*	5,434	79,173
Tetra Tech, Inc.*	4,576	113,759
TETRA Technologies, Inc.*	1,716	41,596
Texas Industries, Inc.	2,002	74,074
Texas Regional Bancshares, Inc.—Class A	2,002	74,074
The Medicines Co.*	4,004	117,958
The Men’s Wearhouse, Inc.*	3,146	78,681
The Phoenix Companies, Inc.	8,866	106,747
The Sports Authority, Inc.*	1,716	65,894
The Warnaco Group, Inc.*	13,156	209,838
Thomas & Betts Corp.	9,152	209,489
Thor Industries, Inc.	1,716	96,474
Thoratec Corp.*	4,576	59,534
THQ, Inc.*	3,432	58,035
Tibco Software, Inc.*	8,008	54,214
Titan Corp.*	10,296	224,555
Tom Brown, Inc.*	2,860	92,235
Too, Inc.*	13,442	226,901
Toro Co.	3,146	145,974
Town & Country Trust	2,574	65,251
Tractor Supply Co.*	2,574	100,103
Transaction Systems Architects, Inc.*	3,146	71,194

See accompanying notes to the financial statements.

92

PROFUNDS VP ProFund VP UltraSmall-Cap	Schedule of Portfolio Investments December 31, 2003

Common Stocks, continued

	Shares	Value

Tredegar Corp.	2,860	$44,416
Trimble Navigation, Ltd.*	2,860	106,506
Trimeris, Inc.*	2,574	54,003
Trinity Industries, Inc.	3,146	97,023
TriQuint Semiconductor, Inc.*	12,870	90,991
Triumph Group, Inc.*	2,288	83,283
Trust Co. of New Jersey	1,716	68,091
TrustCo Bank Corp. NY	12,012	157,958
Tuesday Morning Corp.*	1,144	34,606
Tularik, Inc.*	4,004	64,665
Tupperware Corp.	10,868	188,451
UCBH Holdings, Inc.	4,004	156,036
UICI*	3,432	45,577
UIL Holdings Corp.	7,436	335,363
Ultratech Stepper, Inc.*	1,716	50,399
UMB Financial Corp.	1,430	67,982
Umpqua Holdings Corp.	2,574	53,513
Unisource Energy Corp.	2,574	63,475
Unit Corp.*	3,432	80,824
United Auto Group, Inc.	1,430	44,759
United National Bancorp	1,716	61,313
United Natural Foods, Inc.*	1,716	61,622
United Online, Inc.*	3,718	62,425
United Rentals, Inc.*	7,150	137,710
United Stationers, Inc.*	2,860	117,031
United Surgical Partners International, Inc.*	1,430	47,876
United Therapeutics Corp.*	1,430	32,819
Universal Compression Holdings, Inc.*	2,574	67,336
Universal Corp.	2,288	101,061
Universal Forest Products, Inc.	1,430	46,017
Universal Health Realty Income Trust	6,864	206,606
Unizan Financial Corp.	2,002	40,541
Unova, Inc.*	4,290	98,456
Urban Outfitters, Inc.*	2,288	84,770
US Oncology, Inc.*	6,578	70,779
USEC, Inc.	7,722	64,865
USF Corp.	2,574	88,005
USG Corp.*	3,432	56,868
ValueClick, Inc.*	6,292	57,131
Varian Semiconductor Equipment Associates, Inc.*	4,576	199,926
Varian, Inc.*	3,718	155,152
VCA Antech, Inc.*	2,860	88,603
Veeco Instruments, Inc.*	2,002	56,456
Ventana Medical Systems, Inc.*	1,144	45,074
Ventas, Inc.	7,436	163,592
Vertex Pharmaceuticals, Inc.*	7,150	73,145
Viasys Healthcare, Inc.*	2,860	58,916
Vicuron Pharmaceuticals, Inc.*	4,290	80,009
Vignette Corp.*	20,020	45,445
Vintage Petroleum, Inc.	4,576	55,049
Visteon Corp.	12,298	128,022
VISX, Inc.*	6,578	152,281
Vitesse Semiconductor Corp.*	19,734	115,839
W Holding Co., Inc.	6,292	117,094
W-H Energy Services, Inc.*	2,002	32,432
Wabash National Corp.*	2,288	67,038
Wabtec Corp.	2,860	48,734
Washington Group International, Inc.*	2,288	77,723

Common Stocks, continued

	Shares	Value

Washington REIT	4,576	$133,619
Waste Connections, Inc.*	2,574	97,220
Watson Wyatt & Company Holdings*	3,146	75,976
Wausau-Mosinee Paper Corp.	3,432	46,401
Waypoint Financial Corp.	3,718	80,643
WD-40 Co.	1,430	50,565
WebEx Communications, Inc.*	2,288	45,989
webMethods, Inc.*	4,290	39,254
Websense, Inc.*	1,716	50,176
Weis Markets, Inc.	858	31,145
Wesbanco, Inc.	2,574	71,274
Westar Energy, Inc.	6,292	127,413
Westcorp	1,144	41,813
Western Wireless Corp.—Class A*	4,862	89,266
WFS Financial, Inc.*	1,144	48,574
White Electronic Designs Corp.*	23,166	203,862
Wilson Greatbatch Technologies, Inc.*	3,718	157,159
Wind River Systems, Inc.*	6,578	57,623
Winnebago Industries, Inc.	1,144	78,650
Wintrust Financial Corp.	1,430	64,493
Wireless Facilities, Inc.*	2,574	38,250
WMS Industries, Inc.*	4,004	104,904
Wolverine World Wide, Inc.	5,434	110,745
Woodward Governor Co.	572	32,507
Wright Medical Group, Inc.*	2,574	78,353
Yankee Candle Co., Inc.*	2,860	78,164
Yellow Roadway Corp.*	3,183	115,129
York International Corp.	4,576	168,397
Zale Corp.*	2,860	152,152
Zoran Corp.*	8,580	149,206

TOTAL COMMON STOCKS (Cost $67,113,927)		73,967,385

U.S. Government Agency Obligations (22.3%)

	Principal Amount
Federal National Mortgage Association, 0.50%, 01/02/04	$19,643,000	19,642,727

TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS (Cost $19,642,727)		19,642,727

TOTAL INVESTMENT SECURITIES (Cost $86,756,654)—106.2%		93,610,112
Net other assets (liabilities)—(6.2)%		(5,444,882)

NET ASSETS—100.0%		$88,165,230

See accompanying notes to the financial statements.

93

PROFUNDS VP ProFund VP UltraSmall-Cap	Schedule of Portfolio Investments December 31, 2003

Futures Contracts Purchased

	Contracts	Unrealized Appreciation (Depreciation)
Russell 2000 Futures Contract expiring March 2004 (Underlying face amount at value $60,882,000)	219	$1,246,624
Futures Contracts Sold
E-Mini Russell 2000 Futures Contract expiring March 2004 (Underlying face amount at value $1,334,400)	24	$3,504
Swap Agreements

	Units	Unrealized Appreciation (Depreciation)
Equity Index Swap Agreement based on the Russell 2000 Index expiring 03/26/04 (Underlying notional amount at value $7,400,868)	13,289	$30,118
Equity Index Swap Agreement based on the Russell 2000 Index expiring 02/27/04 (Underlying notional amount at value $35,125,135)	63,071	291,909

ProFund VP UltraSmall-Cap invested, as a percentage of net assets, in the following industries, as of December 31, 2003:

Advertising	0.4%
Aerospace/Defense	1.1%
Agriculture	0.3%
Airlines	0.9%
Apparel	1.1%
Auto Manufacturers	0.2%
Auto Parts & Equipment	1.0%
Banks	4.6%
Biotechnology	1.5%
Building Materials	0.7%
Chemicals	2.4%
Coal	0.5%
Commercial Services	2.8%
Computers	2.2%
Distribution/Wholesale	0.6%
Diversified Financial Services	1.1%
Electric	1.9%
Electrical Components & Equipment	0.7%
Electronics	3.4%

Engineering & Construction	0.5%
Entertainment	0.9%
Environmental Control	0.3%
Food	1.2%
Forest Products & Paper	0.5%
Gas	1.0%
Hand/Machine Tools	0.4%
Healthcare—Products	3.1%
Healthcare—Services	1.9%
Home Builders	0.9%
Household Products/Wares	1.2%
Housewares	0.2%
Insurance	1.9%
Internet	2.4%
Iron/Steel	0.5%
Leisure Time	0.5%
Lodging	0.4%
Machinery—Construction & Mining	0.3%
Machinery—Diversified	1.3%
Media	1.0%
Metal Fabricate/Hardware	0.8%
Mining	0.3%
Miscellaneous Manufacturing	1.5%
Office/Business Equipment	0.1%
Oil & Gas	2.4%
Oil & Gas Services	0.7%
Packaging & Containers	0.2%
Pharmaceuticals	3.6%
Pipelines	0.1%
Real Estate	0.2%
Real Estate Investment Trust	6.5%
Retail	5.7%
Savings & Loans	2.3%
Semiconductors	3.8%
Software	3.4%
Telecommunications	3.0%
Textiles	0.1%
Transportation	1.2%
Trucking & Leasing	0.1%
Water	0.1%
Other**	16.1%

*	Non-income producing security
**	Including debt securities, repurchase agreements, options purchased, and net other assets (liabilities).
(a)	Escrowed Security

See accompanying notes to the financial statements.

94

PROFUNDS VP

ProFund VP UltraSmall-Cap

Statement of Assets and Liabilities

December 31, 2003
Assets:
Investment securities, at value (cost $86,756,654)	$93,610,112
Cash	1,116,547
Segregated cash balances with brokers for futures contracts	4,866,723
Dividends and interest receivable	95,202
Receivable for investments sold	46,478,925
Receivable for capital shares issued	212
Unrealized appreciation on swap agreements	322,027
Prepaid expenses	256

Total Assets	146,490,004

Liabilities:
Payable for capital shares redeemed	56,879,713
Variation margin on futures contracts	1,259,861
Advisory fees payable	70,806
Management services fees payable	14,161
Administration fees payable	3,820
Administrative services fees payable	41,187
Distribution fees payable	22,143
Other accrued expenses	33,083

Total Liabilities	58,324,774

Net Assets	$88,165,230

Net Assets consist of:
Capital	$66,950,248
Accumulated net realized gains (losses) on investments	12,789,369
Net unrealized appreciation (depreciation) on investments	8,425,613

Net Assets	$88,165,230

Shares of Beneficial Interest Outstanding	3,019,117

Net Asset Value (offering and redemption price per share)	$29.20

Statement of Operations

For the year ended December 31, 2003
Investment Income:
Dividends	$461,871
Interest	254,086

Total Investment Income	715,957

Expenses:
Advisory fees	407,248
Management services fees	81,450
Administration fees	25,619
Transfer agency and administrative service fees	301,040
Distribution fees	135,285
Custody fees	53,283
Fund accounting fees	45,278
Other fees	39,076

Total Gross Expenses before reductions	1,088,279
Less Expenses reduced by the Advisor	(13,984)

Total Net Expenses	1,074,295

Net Investment Income (Loss)	(358,338)

Realized and Unrealized Gains (Losses) on Investments:
Net realized gains (losses) on investment securities	2,974,482
Net realized gains (losses) on futures contracts	9,913,690
Net realized gains (losses) on swap agreements	11,614,386
Change in net unrealized appreciation/depreciation on investments	8,893,996

Net Realized and Unrealized Gains (Losses) on Investments	33,396,554

Change in Net Assets Resulting from Operations	$33,038,216

See accompanying notes to the financial statements.

95

PROFUNDS VP

ProFund VP UltraSmall-Cap

Statements of Changes in Net Assets

	For the year ended December 31, 2003	For the year ended December 31, 2002
From Investment Activities:
Operations:
Net investment income (loss)	$(358,338)	$(322,840)
Net realized gains (losses) on investments	24,502,558	(12,936,146)
Change in net unrealized appreciation/depreciation on investments	8,893,996	(12,513,542)

Change in net assets resulting from operations	33,038,216	(25,772,528)

Capital Transactions:
Proceeds from shares issued	654,391,278	914,822,517
Cost of shares redeemed	(629,825,235)	(947,529,845)

Change in net assets resulting from capital transactions	24,566,043	(32,707,328)

Change in net assets	57,604,259	(58,479,856)
Net Assets:
Beginning of period	30,560,971	89,040,827

End of period	$88,165,230	$30,560,971

Accumulated net investment income (loss)	$—	$22,364

Share Transactions:
Issued	30,573,273	45,257,718
Redeemed	(29,641,933)	(46,661,053)

Change in shares	931,340	(1,403,335)

See accompanying notes to the financial statements.

96

PROFUNDS VP

ProFund VP UltraSmall-Cap

Financial Highlights

Selected data for a share of beneficial interest outstanding throughout the periods indicated.

	For the year ended December 31, 2003		For the year ended December 31, 2002		For the year ended December 31, 2001		For the year ended December 31, 2000		For the period October 18, 1999(a) through December 31, 1999
Net Asset Value, Beginning of Period	$14.64		$25.51		$27.61		$35.99		$30.00

Net investment income (loss)	(0.14	)(b)	(0.16	)(b)	(0.17	)(b)	(0.04	)(b)	0.06	(b)
Net realized and unrealized gains (losses) on investments	14.70		(10.71)		(1.93)		(7.90)		5.93

Total income (loss) from investment activities	14.56		(10.87)		(2.10)		(7.94)		5.99

Distributions to Shareholders From:
Net investment income	—		—		—		(0.02)		—
Net realized gains on investments	—		—		—		(0.42)		—

Total distributions	—		—		—		(0.44)		—

Net Asset Value, End of Period	$29.20		$14.64		$25.51		$27.61		$35.99

Total Return	99.45%		(42.61)%		(7.61)%		(22.14)%		19.97	%(c)
Ratios to Average Net Assets:
Gross expenses(d)	2.00%		2.15%		2.11%		2.24%		2.53%
Net expenses(d)	1.98%		1.98%		2.11%		1.95%		1.70%
Net investment income (loss)(d)	(0.66)%		(0.78)%		(0.69)%		(0.12)%		1.75%
Supplemental Data:
Net assets, end of period (000’s)	$88,165		$30,561		$89,041		$33,388		$9,804
Portfolio turnover rate(e)	572%		1,511%		842%		1,971%		686	%(c)

(a)	Commencement of operations
(b)	Per share net investment income (loss) has been calculated using the daily average shares method.
(c)	Not annualized for periods less than one year.
(d)	Annualized for periods less than one year.
(e)	Portfolio turnover rate is calculated without regard to instruments (including options, swap agreements and futures contracts) having a maturity of less than one year.

See accompanying notes to the financial statements.

97

ProFund VP UltraOTC

The ProFund VP UltraOTC seeks daily investment results, before fees and expenses, that correspond to twice the daily performance of the NASDAQ-100® Index. For the year ended December 31, 2003, the Fund had a total return of 102.67%1, compared to a return of 49.12%2 for the Index. For the year, the Fund achieved an average daily statistical correlation of over 0.99 to 200% the daily performance of the Index.3

The Fund applies a mathematical approach to investing. In doing so it takes positions in securities and/or financial instruments that, in combination, should have similar daily return characteristics as twice that of the Index. The NASDAQ-100 Index represents the largest non-financial domestic and international issues listed on The NASDAQ Stock Market. To be eligible for inclusion companies cannot be in bankruptcy proceedings and must meet certain additional criteria including minimum trading volume and “seasoning,” requirements. The Index is calculated under a modified capitalization-weighted methodology.

The NASDAQ-100 Index stayed true to form in 2003 with a 44% technology allocation. This heavy weighting in technology, as well as in mid-cap issues, allowed the index to beat the broader market indices such as the S&P 500. This index is typically much more sensitive to changes in the economy than are the broader indices, such that it tends to outperform in years that the broader market does well, and underperform in years that the broader market does poorly. This year was no exception. Of the ten highest weighted constituents of the Index at the beginning of the year, the top performer in terms of stock price return was Intel Corp (+105.85%) while the worst was Microsoft Corp. (+5.88%). Since this Fund has a daily investment objective that is greater than 100% of the daily performance of the benchmark index, it was impacted proportionally more by the daily performance of the benchmark index and by the factors affecting the index.

Value of a $10,000 Investment*

* The line graph represents historical performance of a hypothetical investment of $10,000 in the ProFund VP UltraOTC from October 18, 1999 to December 31, 2003 assuming the reinvestment of distributions.

Average Annual Total Return as of 12/31/031

	1 Year	3 Year	Since Inception (10/18/99)

ProFund VP UltraOTC	102.67%	(41.82)%	(39.15)%

NASDAQ-100 Index	49.12%	(14.42)%	(10.70)%

1 Past performance does not guarantee future results. Total return calculations assume the reinvestment of distributions and do not reflect the effect of taxes. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and net asset value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. During the period, certain fees were reduced. If such fee reductions had not occurred, the quoted performance would be lower. Performance numbers are net of all Fund expenses but do not include any insurance, sales, or administrative charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower.

2 The NASDAQ-100 Index is a price return index and does not reflect the reinvestment of dividends, the impact of transaction costs, nor the deduction of expenses associated with a mutual fund such as investment management and accounting fees. It is not possible to invest directly in an index. The Fund’s performance does reflect the reinvestment of dividends, the impact of transaction costs and the deduction of fees and expenses.

3 1.00 equals perfect correlation.

The above information is not covered by the Report of Independent Auditors.

98

PROFUNDS VP ProFund VP UltraOTC	Schedule of Portfolio Investments December 31, 2003

Common Stocks (80.8%)

	Shares	Value
Adobe Systems, Inc.	17,892	$703,156
Altera Corp.*	42,316	960,573
Amazon.com, Inc.*	20,732	1,091,332
American Power Conversion Corp.*	15,620	381,909
Amgen, Inc.*	47,144	2,913,499
Apollo Group, Inc.—Class A*	13,916	946,288
Apple Computer, Inc.*	39,760	849,671
Applied Materials, Inc.*	66,740	1,498,313
ATI Technologies, Inc.*	18,744	283,409
BEA Systems, Inc.*	29,252	359,800
Bed Bath & Beyond, Inc.*	31,240	1,354,254
Biogen Idec, Inc.	29,536	1,086,334
Biomet, Inc.	26,980	982,342
Broadcom Corp.—Class A*	16,188	551,849
C.H. Robinson Worldwide, Inc.	6,532	247,628
Career Education Corp.*	7,952	318,637
CDW Corp.*	6,816	393,692
Cephalon, Inc.*	3,976	192,478
Check Point Software Technologies, Ltd.*	19,028	320,051
Chiron Corp.*	20,448	1,165,332
Cintas Corp.	16,188	811,504
Cisco Systems, Inc.*	193,120	4,690,886
Citrix Systems, Inc.*	15,336	325,277
Comcast Corp.—Special Class A*	74,408	2,445,791
Compuware Corp.*	18,460	111,498
Comverse Technology, Inc.*	15,336	269,760
Costco Wholesale Corp.*	19,028	707,461
Dell, Inc.	73,272	2,488,318
DENTSPLY International, Inc.	5,964	269,394
Dollar Tree Stores, Inc.*	8,520	256,111
eBay, Inc.*	37,488	2,421,350
EchoStar Communications Corp.— Class A*	19,880	675,920
Electronic Arts, Inc.*	23,288	1,112,701
Expeditors International of Washington, Inc.	7,952	299,472
Express Scripts, Inc.—Class A*	5,396	358,456
Fastenal Co.	5,680	283,659
First Health Group Corp.*	7,668	149,219
Fiserv, Inc.*	19,028	751,796
Flextronics International, Ltd.*	44,588	661,685
Garmin, Ltd.*	7,668	417,753
Gentex Corp.*	6,248	275,912
Genzyme Corp.—General Division*	21,868	1,078,967
Gilead Sciences, Inc.*	15,620	908,148
Henry Schein, Inc.*	3,124	211,120
Intel Corp.	177,216	5,706,356
InterActiveCorp*	59,356	2,013,949
Intersil Corp.—Class A*	10,792	268,181
Intuit, Inc.*	20,164	1,066,877
Invitrogen Corp.*	3,692	258,440
JDS Uniphase Corp.*	124,676	455,067
Juniper Networks, Inc.*	19,880	371,358
KLA-Tencor Corp.*	18,176	1,066,386
Lam Research Corp.*	10,508	339,408
Lamar Advertising Co.*	6,532	243,774
Level 3 Communications, Inc.*	51,972	296,240
Lincare Holdings, Inc.*	7,384	221,742
Linear Technology Corp.	32,944	1,385,954
Marvell Technology Group Ltd.*	9,372	355,480
Maxim Integrated Products, Inc.	35,784	1,782,043

Common Stocks, continued

	Shares	Value
MedImmune, Inc.*	21,016	$533,806
Mercury Interactive Corp.*	7,384	359,158
Microchip Technology, Inc.	13,348	445,289
Microsoft Corp.	289,112	7,962,144
Millennium Pharmaceuticals, Inc.*	25,560	477,205
Molex, Inc.	7,668	267,537
Network Appliance, Inc.*	28,116	577,221
Nextel Communications, Inc.—Class A*	105,932	2,972,452
Novellus Systems, Inc.*	12,212	513,515
NVIDIA Corp.*	13,632	316,944
Oracle Corp.*	169,264	2,234,285
PACCAR, Inc.	10,224	870,267
PanAmSat Corp.*	15,904	342,890
Patterson Dental Co.*	5,112	327,986
Patterson-UTI Energy, Inc.*	6,532	215,033
Paychex, Inc.	28,116	1,045,915
PeopleSoft, Inc.*	40,328	919,478
Petsmart, Inc.*	11,076	263,609
Pixar Animation Studios*	4,260	295,175
QLogic Corp.*	7,668	395,669
Qualcomm, Inc.	74,976	4,043,456
Research in Motion Ltd.*	6,248	417,554
Ross Stores, Inc.	11,928	315,257
Ryanair Holdings PLC ADR	4,828	244,490
Sandisk Corp.*	5,680	347,275
Sanmina-SCI Corp.*	42,600	537,186
Siebel Systems, Inc.*	45,440	630,253
Sigma-Aldrich Corp.	5,396	308,543
Smurfit-Stone Container Corp.*	19,028	353,350
Staples, Inc.*	25,844	705,541
Starbucks Corp.*	42,600	1,408,356
Sun Microsystems, Inc.*	109,056	489,661
Symantec Corp.*	24,992	865,973
Synopsys, Inc.*	11,360	383,514
Tellabs, Inc.*	18,460	155,618
Teva Pharmaceutical Industries, Ltd. ADR	15,052	853,599
VeriSign, Inc.*	17,892	291,640
Veritas Software Corp.*	34,080	1,266,413
Whole Foods Market, Inc.*	4,544	305,039
Xilinx, Inc.*	35,500	1,375,270
Yahoo!, Inc.*	24,708	1,116,060

TOTAL COMMON STOCKS (Cost $68,290,961)		92,163,586

U.S. Government Agency Obligations (16.3%)

	Principal Amount
Federal National Mortgage Association, 0.50%, 01/02/04	$18,616,000	18,615,741

TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS (Cost $18,615,741)		18,615,741

TOTAL INVESTMENT SECURITIES (Cost $86,906,702)—97.1%		110,779,327
Net other assets (liabilities)—2.9%		3,298,019

NET ASSETS—100.0%		$114,077,346

See accompanying notes to the financial statements.

99

PROFUNDS VP ProFund VP UltraOTC	Schedule of Portfolio Investments December 31, 2003

Futures Contracts Purchased

	Contracts	Unrealized Appreciation (Depreciation)
NASDAQ Futures Contract expiring March 2004 (Underlying face amount at value $19,617,600)	134	$611,977
Swap Agreements

	Units	Unrealized Appreciation (Depreciation)
Equity Index Swap Agreement based on the NASDAQ-100 Index expiring 03/26/04 (Underlying notional amount at value $66,964,526)	45,619	$1,092,407
Equity Index Swap Agreement based on the NASDAQ-100 Index expiring 01/27/04 (Underlying notional amount at value $28,761,403)	19,593	433,408
Equity Index Swap Agreement based on the NASDAQ-100 Index expiring 01/27/04 (Underlying notional amount at value $21,197,122)	14,440	345,809

ProFund VP UltraOTC invested, as a percentage of net assets, in the following industries, as of December 31, 2003:

Advertising	0.2%
Airlines	0.2%
Auto Manufacturers	0.8%
Biotechnology	6.1%
Chemicals	0.3%
Commercial Services	2.2%
Computers	6.0%
Distribution/Wholesale	0.6%
Electrical Components & Equipment	0.6%
Electronics	1.7%
Food	0.3%
Healthcare—Products	1.6%
Healthcare—Services	0.2%
Internet	7.1%
Media	2.1%
Oil & Gas	0.2%
Packaging & Containers	0.3%
Pharmaceuticals	2.5%
Retail	4.4%
Semiconductors	15.0%
Software	14.7%
Telecommunications	12.5%
Textiles	0.7%
Transportation	0.5%
Other**	19.2%

*	Non-income producing security
**	Including debt securities, repurchase agreements, options purchased, and net other assets (liabilities).
ADR	American Depositary Receipt

See accompanying notes to the financial statements.

100

PROFUNDS VP

ProFund VP UltraOTC

Statement of Assets and Liabilities

December 31, 2003
Assets:
Investment securities, at value (cost $86,906,702)	$110,779,327
Cash	3,413
Segregated cash balances with brokers for futures contracts	2,706,727
Dividends and interest receivable	14,038
Receivable for capital shares issued	2,142,725
Unrealized appreciation on swap agreements	1,871,624
Prepaid expenses	524

Total Assets	117,518,378

Liabilities:
Payable for capital shares redeemed	3,138,519
Variation margin on futures contracts	95,612
Advisory fees payable	78,912
Management services fees payable	15,782
Administration fees payable	4,394
Administrative services fees payable	47,406
Distribution fees payable	25,261
Other accrued expenses	35,146

Total Liabilities	3,441,032

Net Assets	$114,077,346

Net Assets consist of:
Capital	$150,739,420
Accumulated net realized gains (losses) on investments	(63,018,300)
Net unrealized appreciation (depreciation) on investments	26,356,226

Net Assets	$114,077,346

Shares of Beneficial Interest Outstanding	37,552,573

Net Asset Value (offering and redemption price per share)	$3.04

Statement of Operations

For the year ended December 31, 2003
Investment Income:
Dividends	$129,731
Interest	100,310

Total Investment Income	230,041

Expenses:
Advisory fees	486,390
Management services fees	97,278
Administration fees	30,743
Transfer agency and administrative service fees	359,970
Distribution fees	161,256
Custody fees	47,918
Fund accounting fees	49,948
Other fees	46,850

Total Gross Expenses before reductions	1,280,353
Less Expenses reduced by the Advisor	(17,214)

Total Net Expenses	1,263,139

Net Investment Income (Loss)	(1,033,098)

Realized and Unrealized Gains (Losses) on Investments:
Net realized gains (losses) on investment securities	2,524,009
Net realized gains (losses) on futures contracts	9,545,519
Net realized gains (losses) on swap agreements	12,693,978
Change in net unrealized appreciation/depreciation on investments	21,201,036

Net Realized and Unrealized Gains (Losses) on Investments	45,964,542

Change in Net Assets Resulting from Operations	$44,931,444

See accompanying notes to the financial statements.

101

PROFUNDS VP

ProFund VP UltraOTC

Statements of Changes in Net Assets

	For the year ended December 31, 2003	For the year ended December 31, 2002
From Investment Activities:
Operations:
Net investment income (loss)	$(1,033,098)	$(901,925)
Net realized gains (losses) on investments	24,763,506	(62,271,783)
Change in net unrealized appreciation/depreciation on investments	21,201,036	(4,586,398)

Change in net assets resulting from operations	44,931,444	(67,760,106)

Capital Transactions:
Proceeds from shares issued	658,511,166	707,471,957
Cost of shares redeemed	(642,553,762)	(688,654,704)

Change in net assets resulting from capital transactions	15,957,404	18,817,253

Change in net assets	60,888,848	(48,942,853)
Net Assets:
Beginning of period	53,188,498	102,131,351

End of period	$114,077,346	$53,188,498

Accumulated net investment income (loss)	$—	$2,928

Share Transactions:
Issued	314,244,296	287,626,436
Redeemed	(312,092,062)	(273,382,614)

Change in shares	2,152,234	14,243,822

See accompanying notes to the financial statements.

102

PROFUNDS VP

ProFund VP UltraOTC

Financial Highlights

Selected data for a share of beneficial interest outstanding throughout the periods indicated.

	For the year ended December 31, 2003		For the year ended December 31, 2002		For the year ended December 31, 2001		For the year ended December 31, 2000		For the period October 18, 1999(a) through December 31, 1999
Net Asset Value, Beginning of Period	$1.50		$4.83		$15.44		$70.93		$30.00

Investment Activities:
Net investment income (loss)	(0.04	)(b)	(0.04	)(b)	(0.11	)(b)	(0.40	)(b)	(0.06)
Net realized and unrealized gains (losses) on investments	1.58		(3.29)		(10.50)		(51.29)		40.99

Total income (loss) from investment activities	1.54		(3.33)		(10.61)		(51.69)		40.93

Distributions to Shareholders From:
Net realized gains on investments	—		—		—		(3.80)		—

Net Asset Value, End of Period	$3.04		$1.50		$4.83		$15.44		$70.93

Total Return	102.67%		(68.94)%		(68.72)%		(73.37)%		136.43	%(c)
Ratios to Average Net Assets:
Gross expenses(d)	1.97%		2.08%		1.95%		1.65%		1.97%
Net expenses(d)	1.94%		1.98%		1.95%		1.65%		1.65%
Net investment income (loss)(d)	(1.59)%		(1.64)%		(1.60)%		(0.79)%		(0.77)%
Supplemental Data:
Net assets, end of period (000’s)	$114,077		$53,188		$102,131		$115,498		$67,898
Portfolio turnover rate(e)	768%		982%		465%		683%		101	%(c)

(a)	Commencement of operations
(b)	Per share net investment income (loss) has been calculated using the daily average shares method.
(c)	Not annualized for periods less than one year.
(d)	Annualized for periods less than one year.
(e)	Portfolio turnover rate is calculated without regard to instruments (including options, swap agreements and futures contracts) having a maturity of less than one year.

See accompanying notes to the financial statements.

103

ProFund VP Bear

The ProFund VP Bear seeks daily investment results, before fees and expenses, that correspond to the inverse of the daily performance of the S&P 500® Index. For the year ended December 31, 2003, the Fund had a total return of -24.59%1, compared to a return of 26.38%2 for the Index. For the year, the Fund achieved an average daily statistical correlation of over 0.99 to inverse the daily performance of the Index.3

The Fund applies a mathematical approach to investing. In doing so it takes positions in securities and/or financial instruments that, in combination, should have similar daily return characteristics as the inverse of the Index. The S&P 500 Index is a measure of large-cap U.S. stock market performance. It is a capitalization weighted index of 500 U.S. operating companies and REITS selected by an S&P committee through a non-mechanical process that factors criteria such as liquidity, price, market capitalization, financial viability, and public float. Reconstitution occurs both on a quarterly and on an ongoing basis.

The performance of the S&P 500 Index (and thus the Fund) was driven largely by systemic factors affecting the U.S. equity markets. Improving corporate profit projections and expectations that the interest rate environment would remain low supported higher equity valuations. Investor confidence in the improving economy seemed to outweigh any concerns over corporate scandals. Of the ten highest weighted constituents of the Index at the beginning of the year, the top performers in terms of stock price return were Citigroup (+37.94%), General Electric (+27.23%), and IBM (+19.59%), while the poorest performers were Merck (-13.77%), Johnson & Johnson (-3.82%), and WalMart (+5.03%.) Since this Fund is designed to have inverse (negative) daily correlation to the benchmark index, it was inversely affected by the daily performance of the index and the factors affecting the index.

Value of a $10,000 Investment*

* The line graph represents historical performance of a hypothetical investment of $10,000 in the ProFund VP Bear from January 22, 2001 to December 31, 2003 assuming the reinvestment of distributions.

Average Annual Total Return as of 12/31/031

	1 Year	Since Inception (1/22/01)

ProFund VP Bear	(24.59)%	2.17%

S&P 500 Index	26.38%	(6.22)%

1 Past performance does not guarantee future results. Total return calculations assume the reinvestment of distributions and do not reflect the effect of taxes. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and net asset value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. During the period, certain fees were reduced. If such fee reductions had not occurred, the quoted performance would be lower. Performance numbers are net of all Fund expenses but do not include any insurance, sales, or administrative charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower.

2 The S&P 500 Index is a price return index and does not reflect the reinvestment of dividends, the impact of transaction costs, nor the deduction of expenses associated with a mutual fund such as investment management and accounting fees. It is not possible to invest directly in an index. The Fund’s performance does reflect the reinvestment of dividends, the impact of transaction costs and the deduction of fees and expenses.

3 1.00 equals perfect correlation.

The above information is not covered by the Report of Independent Auditors.

104

PROFUNDS VP ProFund VP Bear	Schedule of Portfolio Investments December 31, 2003

U.S. Government Agency Obligations (38.4%)

	Principal Amount	Value
Federal Home Loan Bank, 0.50%, 01/02/04	$10,433,000	$10,432,855
Federal National Mortgage Association, 0.50%, 01/02/04	10,433,000	10,432,855

TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS (Cost $20,865,710)		20,865,710

U.S. Treasury Obligations (19.2%)
U. S. Treasury Bills, 0.50%, 01/02/04	10,433,000	10,432,855

TOTAL U.S. TREASURY OBLIGATIONS (Cost $10,432,855)		10,432,855

Repurchase Agreements (38.4%)
State Street Bank, 0.70%, 01/02/04, dated 12/31/03, with maturity value of $10,428,406 (Fully collateralized by a Federal Home Loan Mortgage Security)	10,428,000	10,428,000
UBS Bank, 0.70%, 01/02/04, dated 12/31/03, with maturity value of $10,433,406 (Fully collateralized by a Federal National Mortgage Association Security)	10,433,000	10,433,000

TOTAL REPURCHASE AGREEMENTS (Cost $20,861,000)		20,861,000

Options Purchased(NM)

	Contracts
S&P 500 Futures Call Option expiring January 2004 @ $1,375	250	875

TOTAL OPTIONS PURCHASED (Cost $4,250)		875

TOTAL INVESTMENT SECURITIES (Cost $52,163,815)—96.0%		52,160,440
Net other assets (liabilities)—4.0%		2,140,957

NET ASSETS—100.0%		$54,301,397

Futures Contracts Sold

	Contracts	Unrealized Appreciation (Depreciation)
S&P 500 Futures Contract expiring March 2004 (Underlying face amount at value $11,351,875)	41	$(403,610)
E-Mini S&P 500 Futures Contract expiring March 2004 (Underlying face amount at value $110,750)	2	(4,818)
Swap Agreements

	Units	Unrealized Appreciation (Depreciation)
Equity Index Swap Agreement based on the S&P 500 Index expiring 03/29/04 (Underlying notional amount at value $22,115,573)	19,890	$(328,707)
Equity Index Swap Agreement based on the S&P 500 Index expiring 01/29/04 (Underlying notional amount at value $20,832,052)	18,735	(311,286)

NM	Not meaningful, amount is less than 0.05%.

See accompanying notes to the financial statements.

105

PROFUNDS VP

ProFund VP Bear

Statement of Assets and Liabilities

December 31, 2003
Assets:
Investment securities, at value (cost $31,302,815)	$31,299,440
Repurchase agreements, at cost	20,861,000

Total Investments	52,160,440
Cash	28,951
Segregated cash balances with brokers for futures contracts	629,485
Interest receivable	406
Receivable for capital shares issued	2,279,453
Variation margin on futures contracts	4,139
Prepaid expenses	1,534

Total Assets	55,104,408

Liabilities:
Payable for capital shares redeemed	761
Unrealized depreciation on swap agreements	639,993
Advisory fees payable	51,752
Management services fees payable	10,350
Administration fees payable	3,058
Administrative services fees payable	33,371
Distribution fees payable	17,446
Other accrued expenses	46,280

Total Liabilities	803,011

Net Assets	$54,301,397

Net Assets consist of:
Capital	$84,955,697
Accumulated net realized gains (losses) on investments	(29,602,504)
Net unrealized appreciation (depreciation) on investments	(1,051,796)

Net Assets	$54,301,397

Shares of Beneficial Interest Outstanding	1,702,519

Net Asset Value (offering and redemption price per share)	$31.89

Statement of Operations

For the year ended December 31, 2003
Investment Income:
Interest	$1,188,036

Expenses:
Advisory fees	874,692
Management services fees	174,939
Administration fees	55,931
Transfer agency and administrative service fees	661,605
Distribution fees	291,048
Custody fees	62,851
Fund accounting fees	97,162
Other fees	90,962

Total Gross Expenses before reductions	2,309,190
Less Expenses reduced by the Advisor	(7,217)

Total Net Expenses	2,301,973

Net Investment Income (Loss)	(1,113,937)

Realized and Unrealized Gains (Losses) on Investments:
Net realized gains (losses) on investment securities	120,973
Net realized gains (losses) on futures contracts	(14,914,535)
Net realized gains (losses) on swap agreements	(13,297,420)
Change in net unrealized appreciation/depreciation on investments	(639,307)

Net Realized and Unrealized Gains (Losses) on Investments	(28,730,289)

Change in Net Assets Resulting from Operations	$(29,844,226)

See accompanying notes to the financial statements.

106

PROFUNDS VP

ProFund VP Bear

Statements of Changes in Net Assets

	For the year ended December 31, 2003	For the year ended December 31, 2002
From Investment Activities:
Operations:
Net investment income (loss)	$(1,113,937)	$(417,938)
Net realized gains (losses) on investments	(28,090,982)	3,179,720
Change in net unrealized appreciation/depreciation on investments	(639,307)	(228,289)

Change in net assets resulting from operations	(29,844,226)	2,533,493

Distributions to Shareholders From:
Net investment income	—	(163,471)

Change in net assets resulting from distributions	—	(163,471)

Capital Transactions:
Proceeds from shares issued	1,595,694,290	2,094,654,367
Dividends reinvested	—	163,471
Cost of shares redeemed	(1,589,486,452)	(2,056,540,320)

Change in net assets resulting from capital transactions	6,207,838	38,277,518

Change in net assets	(23,636,388)	40,647,540
Net Assets:
Beginning of period	77,937,785	37,290,245

End of period	$54,301,397	$77,937,785

Accumulated net investment income (loss)	$—	$6,559

Share Transactions:
Issued	42,128,358	52,297,216
Reinvested	—	3,845
Redeemed	(42,268,633)	(51,521,540)

Change in shares	(140,275)	779,521

See accompanying notes to the financial statements.

107

PROFUNDS VP

ProFund VP Bear

Financial Highlights

Selected data for a share of beneficial interest outstanding throughout the periods indicated.

	For the year ended December 31, 2003		For the year ended December 31, 2002		For the period January 22, 2001(a) through December 31, 2001
Net Asset Value, Beginning of Period	$42.29		$35.07		$30.00

Investment Activities:
Net investment income (loss)	(0.36	)(b)	(0.23	)(b)	0.26	(b)
Net realized and unrealized gains (losses) on investments	(10.04)		7.53		4.81

Total income (loss) from investment activities	(10.40)		7.30		5.07

Distribution to Shareholders From:
Net investment income	—		(0.08)		—

Net Asset Value, End of Period	$31.89		$42.29		$35.07

Total Return	(24.59)%		20.82%		16.90	%(c)
Ratios to Average Net Assets:
Gross expenses(d)	1.98%		2.03%		1.89%
Net expenses(d)	1.98%		1.98%		1.89%
Net investment income (loss)(d)	(0.96)%		(0.57)%		0.77%
Supplemental Data:
Net assets, end of period (000’s)	$54,301		$77,938		$37,290
Portfolio turnover rate(e)	—		—		1,144	%(c)

(a)	Commencement of operations
(b)	Per share net investment income (loss) has been calculated using the daily average shares method.
(c)	Not annualized for periods less than one year.
(d)	Annualized for periods less than one year.
(e)	Portfolio turnover rate is calculated without regard to instruments (including options, swap agreements and futures contracts) having a maturity of less than one year.

See accompanying notes to the financial statements.

108

ProFund VP Short Small-Cap

The ProFund VP Short Small-Cap seeks daily investment results, before fees and expenses, that correspond to the inverse of the daily performance of the Russell 2000® Index. For the year ended December 31, 2003, the Fund had a total return of -34.52%1, compared to a return of 45.37%2 for the Index. For the year, the Fund achieved an average daily statistical correlation of over 0.99 to inverse the daily performance of the Index.3

The Fund applies a mathematical approach to investing. In doing so it takes positions in securities and/or financial instruments that, in combination, should have similar daily return characteristics as the inverse of the Index. The Russell 2000 Index is a measure of small-cap U.S. stock market performance. It is an adjusted market capitalization weighted index containing approximately 2000 of the smallest companies in the Russell 3000 Index or approximately 8% of the total market capitalization of the Russell 3000 Index, which in turn represents approximately 98% of the investable U.S. equity market.

The Russell 2000 Index well outpaced large-cap benchmarks such as the S&P 500 in 2003. As a whole, small-cap stocks were amongst performance leaders in 2003 as they benefited from decreasing credit spreads and the resulting reduction in their cost of debt. Small cap stocks also seemed to be less negatively impacted by terrorism fears as they typically are not considered as likely to be terrorist targets. The outperformance of small-cap stocks over large-cap stocks is typical in the early recovery phase of an economic cycle. Since this Fund is designed to have inverse (negative) daily correlation to the benchmark index, it was inversely affected by the daily performance of the index and the factors affecting the index.

Value of a $10,000 Investment*

* The line graph represents historical performance of a hypothetical investment of $10,000 in the ProFund VP Short Small-Cap from September 3, 2002 to December 31, 2003 assuming the reinvestment of distributions.

Average Annual Total Return as of 12/31/031

	1 Year	Since Inception (9/3/02)

ProFund VP Short Small-Cap	(34.52)%	(29.65)%

Russell 2000 Index	45.37%	33.64%

1 Past performance does not guarantee future results. Total return calculations assume the reinvestment of distributions and do not reflect the effect of taxes. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and net asset value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. During the period, certain fees were reduced. If such fee reductions had not occurred, the quoted performance would be lower. Performance numbers are net of all Fund expenses but do not include any insurance, sales, or administrative charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower.

2 The Russell 2000 Index is a price return index and does not reflect the reinvestment of dividends, the impact of transaction costs, nor the deduction of expenses associated with a mutual fund such as investment management and accounting fees. It is not possible to invest directly in an index. The Fund’s performance does reflect the reinvestment of dividends, the impact of transaction costs and the deduction of fees and expenses.

3 1.00 equals perfect correlation.

The above information is not covered by the Report of Independent Auditors.

109

PROFUNDS VP ProFund VP Short Small-Cap	Schedule of Portfolio Investments December 31, 2003

U.S. Government Agency Obligations (39.2%)

	Principal Amount	Value
Federal Home Loan Bank, 0.50%, 01/02/04	$24,000	$23,999
Federal National Mortgage Association, 0.50%, 01/02/04	25,000	25,000

TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS (Cost $48,999)		48,999

U.S. Treasury Obligations (19.2%)
U.S. Treasury Bills, 0.50%, 01/02/04	24,000	24,000

TOTAL U.S. TREASURY OBLIGATIONS (Cost $24,000)		24,000

Repurchase Agreements (38.4%)
State Street Bank, 0.70%, 01/02/04, dated 12/31/03, with maturity value of $24,001 (Fully collateralized by a Federal Home Loan Mortgage Security)	24,000	24,000
UBS Bank, 0.70%, 01/02/04, dated 12/31/03, with maturity value of $24,001 (Fully collateralized by a Federal National Mortgage Association Security)	24,000	24,000

TOTAL REPURCHASE AGREEMENTS (Cost $48,000)		48,000

Options Purchased(NM)

	Contracts	Value
Russell 2000 Futures Call Option expiring January 2004 @ $900	10	$70

TOTAL OPTIONS PURCHASED (Cost $295)		70

TOTAL INVESTMENT SECURITIES (Cost $121,294)—96.8%		121,069
Net other assets (liabilities)—3.2%		3,950

NET ASSETS—100.0%		$125,019

Swap Agreements

	Units	Unrealized Appreciation (Depreciation)
Equity Index Swap Agreement based on the Russell 2000 Index expiring 03/26/04 (Underlying notional amount at value $64,046)	(115)	$(318)
Equity Index Swap Agreement based on the Russell 2000 Index expiring 02/27/04 (Underlying notional amount at value $60,765)	(109)	(263)

NM	Not meaningful, amount is less than 0.05%.

See accompanying notes to the financial statements.

110

PROFUNDS VP

ProFund VP Short Small-Cap

Statement of Assets and Liabilities

December 31, 2003
Assets:
Investment securities, at value (cost $73,294)	$73,069
Repurchase agreements, at cost	48,000

Total Investments	121,069
Cash	876
Interest receivable	1
Receivable from Advisor	6,310
Prepaid expenses	10

Total Assets	128,266

Liabilities:
Payable for capital shares redeemed	6
Unrealized depreciation on swap agreements	581
Administration fees payable	9
Administrative services fees payable	5
Distribution fees payable	315
Other accrued expenses	2,331

Total Liabilities	3,247

Net Assets	$125,019

Net Assets consist of:
Capital	$1,579,006
Accumulated net investment income (loss)	1
Accumulated net realized gains (losses) on investments	(1,453,182)
Net unrealized appreciation (depreciation) on investments	(806)

Net Assets	$125,019

Shares of Beneficial Interest Outstanding	6,644

Net Asset Value (offering and redemption price per share)	$18.82

Statement of Operations

For the year ended December 31, 2003
Investment Income:
Interest	$10,541

Expenses:
Advisory fees	6,721
Management services fees	1,344
Administration fees	360
Transfer agency and administrative service fees	1,006
Distribution fees	1,752
Custody fees	11,757
Fund accounting fees	666
Other fees	638

Total Gross Expenses before reductions	24,244
Less Expenses reduced by the Advisor	(6,573)

Total Net Expenses	17,671

Net Investment Income (Loss)	(7,130)

Realized and Unrealized Gains (Losses) on Investments:
Net realized gains (losses) on investment securities	(280)
Net realized gains (losses) on futures contracts	(72,368)
Net realized gains (losses) on swap agreements	(702,144)
Change in net unrealized appreciation/depreciation on investments	453

Net Realized and Unrealized Gains (Losses) on Investments	(774,339)

Change in Net Assets Resulting from Operations	$(781,469)

See accompanying notes to the financial statements.

111

PROFUNDS VP

ProFund VP Short Small-Cap

Statements of Changes in Net Assets

	For the year ended December 31, 2003	For the period September 3, 2002(a) through December 31, 2002
From Investment Activities:
Operations:
Net investment income (loss)	$(7,130)	$(1,223)
Net realized gains (losses) on investments	(774,792)	(679,404)
Change in net unrealized appreciation/depreciation on investments	453	(1,259)

Change in net assets resulting from operations	(781,469)	(681,886)

Capital Transactions:
Proceeds from shares issued	172,036,987	93,563,329
Cost of shares redeemed	(173,303,427)	(90,708,515)

Change in net assets resulting from capital transactions	(1,266,440)	2,854,814

Change in net assets	(2,047,909)	2,172,928
Net Assets:
Beginning of period	2,172,928	—

End of period	$125,019	$2,172,928

Accumulated net investment income (loss)	$1	$(5)

Share Transactions:
Issued	6,877,518	3,127,740
Redeemed	(6,946,480)	(3,052,134)

Change in shares	(68,962)	75,606

(a)	Commencement of operations

See accompanying notes to the financial statements.

112

PROFUNDS VP

ProFund VP Short Small-Cap

Financial Highlights

Selected data for a share of beneficial interest outstanding throughout the periods indicated.

	For the year ended December 31, 2003		For the period September 3, 2002(a) through December 31, 2002
Net Asset Value, Beginning of Period	$28.74		$30.00

Investment Activities:
Net investment income (loss)	(0.20	)(b)	(0.02	)(b)
Net realized and unrealized gains (losses) on investments	(9.72)		(1.24)

Total income (loss) from investment activities	(9.92)		(1.26)

Net Asset Value, End of Period	$18.82		$28.74

Total Return	(34.52)%		(4.20	)%(c)
Ratios to Average Net Assets:
Gross expenses(d)	2.71%		1.73%
Net expenses(d)	1.98%		1.73%
Net investment income (loss)(d)	(0.80)%		(0.23)%
Supplemental Data:
Net assets, end of period (000’s)	$125		$2,173
Portfolio turnover rate(e)	—		—

(a)	Commencement of operations
(b)	Per share net investment income (loss) has been calculated using the daily average shares method.
(c)	Not annualized for periods less than one year.
(d)	Annualized for periods less than one year.
(e)	Portfolio turnover rate is calculated without regard to instruments (including options, swap agreements and futures contracts) having a maturity of less than one year.

See accompanying notes to the financial statements.

113

ProFund VP Short OTC

The ProFund VP Short OTC seeks daily investment results, before fees and expenses, that correspond to the inverse of the daily performance of the NASDAQ-100® Index. For the year ended December 31, 2003, the Fund had a total return of –37.31%1, compared to a return of 49.12%2 for the Index. For the year, the Fund achieved an average daily statistical correlation of over 0.99 to the inverse of the daily performance of the Index.3

The Fund applies a mathematical approach to investing. In doing so it takes positions in securities and/or financial instruments that, in combination, should have similar daily return characteristics as the inverse of the Index. The NASDAQ-100 Index represents the largest non-financial domestic and international issues listed on The NASDAQ Stock Market. To be eligible for inclusion companies cannot be in bankruptcy proceedings and must meet certain additional criteria including minimum trading volume and “seasoning,” requirements. The Index is calculated under a modified capitalization-weighted methodology.

The NASDAQ-100 Index stayed true to form in 2003 with a 44% technology allocation. This heavy weighting in technology, as well as in mid-cap issues, allowed the index to beat the broader market indices such as the S&P 500. This index is typically much more sensitive to changes in the economy than are the broader indices, such that it tends to outperform in years that the broader market does well, and underperform in years that the broader market does poorly. This year was no exception. Of the ten highest weighted constituents of the Index at the beginning of the year, the top performer in terms of stock price return was Intel Corp (+105.85%) while the worst was Microsoft Corp. (+5.88%). Since this Fund is designed to have inverse (negative) daily correlation to the benchmark index, it was inversely affected by the daily performance of the index and the factors affecting the index.

Value of a $10,000 Investment*

* The line graph represents historical performance of a hypothetical investment of $10,000 in the ProFund VP Short OTC from May 1, 2002 to December 31, 2003 assuming the reinvestment of distributions.

Average Annual Total Return as of 12/31/031

	1 Year	Since Inception (5/1/02)

ProFund VP Short OTC	(37.31)%	(19.43)%

NASDAQ-100 Index	49.12%	9.20%

1 Past performance does not guarantee future results. Total return calculations assume the reinvestment of distributions and do not reflect the effect of taxes. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and net asset value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. During the period, certain fees were reduced. If such fee reductions had not occurred, the quoted performance would be lower. Performance numbers are net of all Fund expenses but do not include any insurance, sales, or administrative charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower.

2 The NASDAQ-100 Index is a price return index and does not reflect the reinvestment of dividends, the impact of transaction costs, nor the deduction of expenses associated with a mutual fund such as investment management and accounting fees. It is not possible to invest directly in an index. The Fund’s performance does reflect the reinvestment of dividends, the impact of transaction costs and the deduction of fees and expenses.

3 1.00 equals perfect correlation.

The above information is not covered by the Report of Independent Auditors.

114

PROFUNDS VP ProFund VP Short OTC	Schedule of Portfolio Investments December 31, 2003

U.S. Government Agency Obligations (32.7%)

	Principal Amount	Value
Federal Home Loan Bank, 0.50%, 01/02/04	$5,164,000	$5,163,929
Federal National Mortgage Association, 0.50%, 01/02/04	5,164,000	5,163,928

TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS (Cost $10,327,857)		10,327,857

U.S. Treasury Obligations (16.4%)
U.S. Treasury Bills, 0.50%, 01/02/04	5,164,000	5,163,928

TOTAL U.S. TREASURY OBLIGATIONS (Cost $5,163,928)		5,163,928

Repurchase Agreements (32.8%)
State Street Bank, 0.70%, 01/02/04, dated 12/31/03, with maturity value of $5,161,201 (Fully collateralized by a Federal Home Loan Mortgage Security)	5,161,000	5,161,000
UBS Bank, 0.70%, 01/02/04, dated 12/31/03, with maturity value of $5,164,201 (Fully collateralized by a Federal National Mortgage Association Security)	5,164,000	5,164,000

TOTAL REPURCHASE AGREEMENTS (Cost $10,325,000)		10,325,000

Options Purchased(NM)

	Contracts
NASDAQ Futures Call Option expiring January 2004 @ $2,400	70	182

TOTAL OPTIONS PURCHASED (Cost $665)		182

TOTAL INVESTMENT SECURITIES (Cost $25,817,450)—81.9%		25,816,967
Net other assets (liabilities)—18.1%		5,707,216

NET ASSETS—100.0%		$31,524,183

Futures Contracts Sold

	Contracts	Unrealized Appreciation (Depreciation)
E-Mini NASDAQ Futures Contract expiring March 2004 (Underlying face amount at value $1,171,200)	40	$1,910
NASDAQ Futures Contract expiring March 2004 (Underlying face amount at value $7,466,400)	51	(72,230)
Swap Agreements

	Units	Unrealized Appreciation (Depreciation)
Equity Index Swap Agreement based on the NASDAQ-100 Index expiring 03/01/04 (Underlying notional amount at value $7,096,708)	(4,835)	$(69,661)
Equity Index Swap Agreement based on the NASDAQ-100 Index expiring 01/27/04 (Underlying notional amount at value $7,604,439)	(5,180)	(134,410)
Equity Index Swap Agreement based on the NASDAQ-100 Index expiring 03/26/04 (Underlying notional amount at value $8,228,615)	(5,606)	(115,964)

NM	Not meaningful, amount is less than 0.05%.

See accompanying notes to the financial statements.

115

PROFUNDS VP

ProFund VP Short OTC

Statement of Assets and Liabilities

December 31, 2003
Assets:
Investment securities, at value (cost $15,492,450)	$15,491,967
Repurchase agreements, at amortized cost	10,325,000

Total Investments	25,816,967
Cash	27,003
Segregated cash balances with brokers for futures contracts	356,426
Interest receivable	201
Receivable for capital shares issued	5,687,569
Variation margin on futures contracts	14,503
Prepaid expenses	438

Total Assets	31,903,107

Liabilities:
Payable for capital shares redeemed	80
Unrealized depreciation on swap agreements	320,035
Advisory fees payable	20,761
Management services fees payable	4,152
Administration fees payable	1,049
Administrative services fees payable	11,312
Distribution fees payable	6,168
Other accrued expenses	15,367

Total Liabilities	378,924

Net Assets	$31,524,183

Net Assets consist of:
Capital	$54,560,733
Accumulated net realized gains (losses) on investments	(22,645,712)
Net unrealized appreciation (depreciation) on investments	(390,838)

Net Assets	$31,524,183

Shares of Beneficial Interest Outstanding	1,522,291

Net Asset Value (offering and redemption price per share)	$20.71

Statement of Operations

For the year ended December 31, 2003
Investment Income:
Interest	$398,764

Expenses:
Advisory fees	286,937
Management services fees	57,388
Administration fees	18,267
Transfer agency and administrative service fees	215,454
Distribution fees	95,149
Custody fees	30,092
Fund accounting fees	31,141
Other fees	25,637

Total Gross Expenses before reductions	760,065
Less Expenses reduced by the Advisor	(4,459)

Total Net Expenses	755,606

Net Investment Income (Loss)	(356,842)

Realized and Unrealized Gains (Losses) on Investments:
Net realized gains (losses) on investment securities	47,493
Net realized gains (losses) on futures contracts	(1,047,588)
Net realized gains (losses) on swap agreements	(18,897,406)
Change in net unrealized appreciation/depreciation on investments	(636,014)

Net Realized and Unrealized Gains (Losses) on Investments	(20,533,515)

Change in Net Assets Resulting from Operations	$(20,890,357)

See accompanying notes to the financial statements.

116

PROFUNDS VP

ProFund VP Short OTC

Statements of Changes in Net Assets

	For the year ended December 31, 2003	For the period May 1, 2002(a) through December 31, 2002
From Investment Activities:
Operations:
Net investment income (loss)	$(356,842)	$(83,806)
Net realized gains (losses) on investments	(19,897,501)	(2,439,654)
Change in net unrealized appreciation/depreciation on investments	(636,014)	245,176

Change in net assets resulting from operations	(20,890,357)	(2,278,284)

Distributions to Shareholders From:
Net investment income	(266,897)	—

Change in net assets resulting from distributions	(266,897)	—

Capital Transactions:
Proceeds from shares issued	948,969,666	432,051,198
Dividends reinvested	266,897	—
Cost of shares redeemed	(910,585,343)	(415,742,697)

Change in net assets resulting from capital transactions	38,651,220	16,308,501

Change in net assets	17,493,966	14,030,217
Net Assets:
Beginning of period	14,030,217	—

End of period	$31,524,183	$14,030,217

Accumulated net investment income (loss)	$—	$266,124

Share Transactions:
Issued	36,303,630	12,634,107
Reinvested	12,715	—
Redeemed	(35,214,488)	(12,213,673)

Change in shares	1,101,857	420,434

(a)	Commencement of operations

See accompanying notes to the financial statements.

117

PROFUNDS VP

ProFund VP Short OTC

Financial Highlights

Selected data for a share of beneficial interest outstanding throughout the periods indicated.

	For the year ended December 31, 2003		For the period May 1, 2002(a) through December 31, 2002
Net Asset Value, Beginning of Period	$33.37		$30.00

Investment Activities:
Net investment income (loss)	(0.24	)(b)	(0.09	)(b)
Net realized and unrealized gains (losses) on investments	(12.21)		3.46	(c)

Total income (loss) from investment activities	(12.45)		3.37

Distributions to Shareholders From:
Net investment income	(0.21)		—

Net Asset Value, End of Period	$20.71		$33.37

Total Return	(37.31)%		11.23	%(d)
Ratios to Average Net Assets:
Gross expenses(e)	1.99%		1.96%
Net expenses(e)	1.98%		1.96%
Net investment income (loss)(e)	(0.93)%		(0.39)%
Supplemental Data:
Net assets, end of period (000’s)	$31,524		$14,030
Portfolio turnover rate(f)	—		—

(a)	Commencement of operations
(b)	Per share net investment income (loss) has been calculated using the daily average shares method.
(c)	The amount shown for a share outstanding throughout the period does not accord with the change in aggregate gains and losses in the portfolio of securities during the period because of the timing of sales and purchases of fund shares in relation to fluctuating market values during the period.
(d)	Not annualized for periods less than one year.
(e)	Annualized for periods less than one year.
(f)	Portfolio turnover rate is calculated without regard to instruments (including options, swap agreements and futures contracts) having a maturity of less than one year.

See accompanying notes to the financial statements.

118

ProFund VP Basic Materials

The ProFund VP Basic Materials seeks daily investment results, before fees and expenses, that correspond to the daily performance of the Dow Jones U.S. Basic Materials Sector Index. For the year ended December 31, 2003, the Fund had a total return of 31.58%1, compared to a return of 32.22%2 for the Index. For the year, the Fund achieved an average daily statistical correlation of over 0.99 to the daily performance of the Index.3

The Fund applies a mathematical approach to investing. In doing so it takes positions in securities and/or financial instruments that, in combination, should have similar daily return characteristics as the Index. The Dow Jones U.S. Basic Materials Sector Index measures the performance of the basic materials economic sector of the U.S. equity market. Component companies are involved in the production of aluminum, commodity chemicals, specialty chemicals, forest products, non-ferrous metals, paper products, precious metals and steel.

The performance of the Dow Jones U.S. Basic Materials Sector Index (and thus the Fund) benefited from worldwide economic growth. Lower raw materials costs and better operating conditions were favorable as the increased demand for chemical products and metals had a positive impact in 2003. Of the ten highest weighted constituents of the Index at the beginning of the year, the top performer in terms of stock price return was Newmont Mining Corp (+67.45%) and the worst was Avery Dennison Corp. (-8.28%).

Value of a $10,000 Investment*

* The line graph represents historical performance of a hypothetical investment of $10,000 in the ProFund VP Basic Materials from May 1, 2002 to December 31, 2003 assuming the reinvestment of distributions.

Average Annual Total Return as of 12/31/031

	1 Year	Since Inception (5/1/02)

ProFund VP Basic Materials	31.58%	7.34%

Dow Jones U.S. Basic Materials Index	32.22%	7.82%

S&P 500 Index	26.38%	1.40%

1 Past performance does not guarantee future results. Total return calculations assume the reinvestment of distributions and do not reflect the effect of taxes. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and net asset value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. During the period, certain fees were reduced. If such fee reductions had not occurred, the quoted performance would be lower. Performance numbers are net of all Fund expenses but do not include any insurance, sales, or administrative charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower.

2 The Dow Jones U.S. Basic Materials Index is a price return index and does not reflect the reinvestment of dividends, the impact of transaction costs, nor the deduction of expenses associated with a mutual fund such as investment management and accounting fees. It is not possible to invest directly in an index. The Fund’s performance does reflect the reinvestment of dividends, the impact of transaction costs and the deduction of fees and expenses.

3 1.00 equals perfect correlation.

4 The S&P 500 Index is an unmanaged index that consists of the common stocks of 500 major U.S. corporations selected for their size and the frequency and ease with which their stocks trade.

The above information is not covered by the Report of Independent Auditors.

119

PROFUNDS VP ProFund VP Basic Materials	Schedule of Portfolio Investments December 31, 2003

Common Stocks (100.1%)

	Shares	Value
Air Products & Chemicals, Inc.	34,188	$1,806,152
Airgas, Inc.	10,164	218,323
AK Steel Holding Corp.*	16,632	84,823
Albemarle Corp.	5,082	152,308
Alcoa, Inc.	139,062	5,284,355
Allegheny Technologies, Inc.	10,626	140,476
Avery Dennison Corp.	15,708	879,962
Boise Cascade Corp.	13,860	455,440
Bowater, Inc.	8,778	406,509
Cabot Corp.	9,702	308,912
Cabot Microelectronics Corp.*	4,158	203,742
Cambrex Corp.	3,696	93,361
Caraustar Industries, Inc.*	4,620	63,756
Carpenter Technology Corp.	3,234	95,629
Cleveland-Cliffs, Inc.*	1,848	94,156
Crompton Corp.	18,018	129,189
Cytec Industries, Inc.*	6,006	230,570
Dow Chemical Co.	147,840	6,145,709
Du Pont (E.I.) de Nemours	160,314	7,356,808
Eastman Chemical Co.	12,474	493,097
Ecolab, Inc.	29,568	809,276
Engelhard Corp.	20,328	608,824
Ferro Corp.	6,468	175,994
FMC Corp.*	5,544	189,217
Freeport-McMoRan Copper & Gold, Inc.— Class B	23,100	973,203
Fuller (H. B.) Co.	4,620	137,399
Georgia Gulf Corp.	5,082	146,768
Georgia Pacific Corp.	36,036	1,105,224
Great Lakes Chemical Corp.	6,930	188,427
Hercules, Inc.*	16,170	197,274
IMC Global, Inc.	16,632	165,156
International Flavors & Fragrances, Inc.	12,936	451,725
International Paper Co.	77,154	3,326,109
Louisiana-Pacific Corp.*	16,170	289,120
Lubrizol Corp.	8,316	270,436
Lyondell Chemical Co.	26,334	446,361
Macdermid, Inc.	3,696	126,551
MeadWestvaco Corp.	32,340	962,115

Common Stocks, continued

	Shares	Value
Meridian Gold, Inc.*	15,708	$229,494
Millennium Chemicals, Inc.	10,164	128,880
Minerals Technologies, Inc.	3,234	191,615
Newmont Mining Corp.	62,832	3,054,264
Nucor Corp.	11,550	646,800
Olin Corp.	9,240	185,354
OM Group, Inc.*	4,620	120,998
Phelps Dodge Corp.*	14,322	1,089,761
Pope & Talbot, Inc.	2,310	40,679
Potlatch Corp.	4,620	160,637
PPG Industries, Inc.	27,258	1,745,057
Praxair, Inc.	52,206	1,994,269
Rayonier, Inc.	8,316	345,197
Rohm & Haas Co.	23,100	986,601
RPM, Inc.	18,480	304,181
RTI International Metals, Inc.*	3,234	54,558
Ryerson Tull, Inc.	3,696	42,319
Schulman (A.), Inc.	4,620	98,498
Sigma-Aldrich Corp.	9,702	554,760
Stillwater Mining Co.*	6,930	66,320
Tredegar Corp.	3,696	57,399
United States Steel Corp.	16,632	582,453
Valspar Corp.	7,392	365,313
Wausau-Mosinee Paper Corp.	7,854	106,186
WD-40 Co.	2,772	98,018
Wellman, Inc.	5,082	51,887
Weyerhaeuser Co.	35,112	2,247,168
Worthington Industries, Inc.	11,088	199,917

TOTAL COMMON STOCKS (Cost $46,460,822)		50,961,039

TOTAL INVESTMENT SECURITIES (Cost $46,460,822)—100.1%		50,961,039
Net other assets (liabilities)—(0.1)%		(32,293)

NET ASSETS—100.0%		$50,928,746

*	Non-income producing security

See accompanying notes to the financial statements.

120

PROFUNDS VP

ProFund VP Basic Materials

Statement of Assets and Liabilities

December 31, 2003
Assets:
Investment securities, at value (cost $46,460,822)	$50,961,039
Dividends and interest receivable	88,459
Receivable for investments sold	2,871,635
Prepaid expenses	56

Total Assets	53,921,189

Liabilities:
Cash overdraft	29,181
Payable for investments purchased	10,064
Payable for capital shares redeemed	2,879,562
Advisory fees payable	28,837
Management services fees payable	5,768
Administration fees payable	1,608
Administrative services fees payable	17,744
Distribution fees payable	8,872
Other accrued expenses	10,807

Total Liabilities	2,992,443

Net Assets	$50,928,746

Net Assets consist of:
Capital	$47,752,876
Accumulated net investment income (loss)	73,537
Accumulated net realized gains (losses) on investments	(1,397,884)
Net unrealized appreciation (depreciation) on investments	4,500,217

Net Assets	$50,928,746

Shares of Beneficial Interest Outstanding	1,509,284

Net Asset Value (offering and redemption price per share)	$33.74

Statement of Operations

For the year ended December 31, 2003
Investment Income:
Dividends	$267,257
Interest	136

Total Investment Income	267,393

Expenses:
Advisory fees	73,441
Management services fees	14,688
Administration fees	4,571
Transfer agency and administrative service fees	55,649
Distribution fees	24,481
Custody fees	12,547
Fund accounting fees	7,194
Other fees	6,794

Total Gross Expenses before reductions	199,365
Less Expenses reduced by the Advisor	(5,509)

Total Net Expenses	193,856

Net Investment Income (Loss)	73,537

Realized and Unrealized Gains (Losses) on Investments:
Net realized gains (losses) on investment securities	(299,970)
Change in net unrealized appreciation/depreciation on investments	4,232,744

Net Realized and Unrealized Gains (Losses) on Investments	3,932,774

Change in Net Assets Resulting from Operations	$4,006,311

See accompanying notes to the financial statements.

121

PROFUNDS VP

ProFund VP Basic Materials

Statements of Changes in Net Assets

	For the year ended December 31, 2003	For the period May 1, 2002(a) through December 31, 2002
From Investment Activities:
Operations:
Net investment income (loss)	$73,537	$37,574
Net realized gains (losses) on investments	(299,970)	(2,441,408)
Change in net unrealized appreciation/depreciation on investments	4,232,744	267,473

Change in net assets resulting from operations	4,006,311	(2,136,361)

Distributions to Shareholders From:
Net investment income	(40,448)	—

Change in net assets resulting from distributions	(40,448)	—

Capital Transactions:
Proceeds from shares issued	162,115,343	94,107,644
Dividends reinvested	40,448	—
Cost of shares redeemed	(119,043,907)	(88,120,284)

Change in net assets resulting from capital transactions	43,111,884	5,987,360

Change in net assets	47,077,747	3,850,999
Net Assets:
Beginning of period	3,850,999	—

End of period	$50,928,746	$3,850,999

Accumulated net investment income (loss)	$73,537	$40,448

Share Transactions:
Issued	5,568,670	3,436,644
Reinvested	1,217	—
Redeemed	(4,210,712)	(3,286,535)

Change in shares	1,359,175	150,109

(a)	Commencement of operations

See accompanying notes to the financial statements.

122

PROFUNDS VP

ProFund VP Basic Materials

Financial Highlights

Selected data for a share of beneficial interest outstanding throughout the periods indicated.

	For the year ended December 31, 2003	For the period May 1, 2002(a) through December 31, 2002
Net Asset Value, Beginning of Period	$25.66	$30.00

Investment Activities:
Net investment income (loss)	0.22 (b)	0.23	(b)
Net realized and unrealized gains (losses) on investments	7.88	(4.57)

Total income (loss) from investment activities	8.10	(4.34)

Distributions to Shareholders From:
Net investment income	(0.02)	—

Net Asset Value, End of Period	$33.74	$25.66

Total Return	31.58%	(14.47	)%(c)
Ratios to Average Net Assets:
Gross expenses(d)	2.03%	2.21%
Net expenses(d)	1.97%	1.98%
Net investment income (loss)(d)	0.75%	1.25%
Supplemental Data:
Net assets, end of period (000’s)	$50,929	$3,851
Portfolio turnover rate(e)	1,009%	2,498	%(c)

(a)	Commencement of operations
(b)	Per share net investment income (loss) has been calculated using the daily average shares method.
(c)	Not annualized for periods less than one year.
(d)	Annualized for periods less than one year.
(e)	Portfolio turnover rate is calculated without regard to instruments (including options, swap agreements and futures contracts) having a maturity of less than one year.

See accompanying notes to the financial statements.

123

ProFund VP Biotechnology

The ProFund VP Biotechnology seeks daily investment results, before fees and expenses, that correspond to the daily performance of the Dow Jones U.S. Biotechnology Index. For the year ended December 31, 2003, the Fund had a total return of 39.78%1, compared to a return of 42.85%2 for the Index. For the year, the Fund achieved an average daily statistical correlation of over 0.99 to the daily performance of the Index.3

The Fund applies a mathematical approach to investing. In doing so it takes positions in securities and/or financial instruments that, in combination, should have similar daily return characteristics as the Index. The Dow Jones U.S. Biotechnology Index measures the performance of the biotechnology industry of the U.S. equity market. Component companies include those engaged in genetic research, and/or the marketing and development of recombinant DNA products. Makers of artificial blood and contract biotechnology researchers are also included in the Index.

The performance of the Dow Jones U.S. Biotechnology Index (and thus the Fund) benefited from the component biotech companies making great strides in development research such areas as genomics and proteomics. Biotech firms began to capitalize on their earnings potential and investors became less risk-averse and flocked back with high expectations. Of the ten highest weighted constituents of the Index at the beginning of the year, the top performer in terms of stock price return was Genentech Inc. (+182.18%) and the worst was Medimmune Inc. (-6.59%).

Value of a $10,000 Investment*

* The line graph represents historical performance of a hypothetical investment of $10,000 in the ProFund VP Biotechnology from January 22, 2001 to December 31, 2003 assuming the reinvestment of distributions.

Average Annual Total Return as of 12/31/031

	1 Year	Since Inception (1/22/01)

ProFund VP Biotechnology	39.78%	(9.71)%

Dow Jones U.S. Biotechnology Index	42.85%	(7.81)%

S&P 500 Index	26.38%	(6.22)%

1 Past performance does not guarantee future results. Total return calculations assume the reinvestment of distributions and do not reflect the effect of taxes. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and net asset value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. During the period, certain fees were reduced. If such fee reductions had not occurred, the quoted performance would be lower. Performance numbers are net of all Fund expenses but do not include any insurance, sales, or administrative charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower.

2 The Dow Jones U.S. Biotechnology Index is a price return index and does not reflect the reinvestment of dividends, the impact of transaction costs, nor the deduction of expenses associated with a mutual fund such as investment management and accounting fees. It is not possible to invest directly in an index. The Fund’s performance does reflect the reinvestment of dividends, the impact of transaction costs and the deduction of fees and expenses.

3 1.00 equals perfect correlation.

4 The S&P 500 Index is an unmanaged index that consists of the common stocks of 500 major U.S. corporations selected for their size and the frequency and ease with which their stocks trade.

The above information is not covered by the Report of Independent Auditors.

124

PROFUNDS VP ProFund VP Biotechnology	Schedule of Portfolio Investments December 31, 2003

Common Stocks (89.1%)

	Shares	Value
Abgenix, Inc.*	4,650	$57,939
Affymetrix, Inc.*	3,534	86,972
Albany Molecular Research, Inc.*	1,488	22,350
Alexion Pharmaceuticals, Inc.*	1,302	22,160
Alkermes, Inc.*	5,394	72,819
Amgen, Inc.*	54,478	3,366,739
Amylin Pharmaceuticals, Inc.*	5,022	111,589
Applera Corp.—Applied Biosystems Group	12,648	261,940
Applera Corp.—Celera Genomics Group*	4,464	62,094
Biogen Idec, Inc.*	19,902	731,996
Celgene Corp.*	5,022	226,090
Cell Genesys, Inc.*	2,232	28,882
Cell Therapeutics, Inc.*	1,860	16,182
Charles River Laboratories International, Inc.*	2,790	95,781
Chiron Corp.*	6,696	381,605
Covance, Inc.*	3,720	99,696
Cubist Pharmaceuticals, Inc.*	2,418	29,403
CuraGen Corp.*	2,418	17,724
CV Therapeutics, Inc.*	1,860	27,268
Delta & Pine Land Co.	2,232	56,693
Enzo Biochem, Inc.*	1,674	29,981
Enzon, Inc.*	2,604	31,248
Gen-Probe, Inc.*	2,976	108,535
Gene Logic, Inc.*	1,860	9,653
Genentech, Inc.*	13,206	1,235,684
Genzyme Corp.—General Division*	13,764	679,116
Gilead Sciences, Inc.*	12,276	713,728
Human Genome Sciences, Inc.*	7,812	103,509
ICOS Corp.*	3,534	145,884
IDEXX Laboratories, Inc.*	2,046	94,689
ImClone Systems, Inc.*	3,720	147,535
Immunomedics, Inc.*	2,604	11,874
IMS Health, Inc.	14,694	365,293
Incyte Genomics, Inc.*	4,464	30,534
InterMune, Inc.*	1,860	43,078
Invitrogen Corp.*	3,162	221,340
Laboratory Corp. of America Holdings*	8,742	323,017
Lexicon Genetics, Inc.*	2,604	15,338
Ligand Pharmaceuticals, Inc.—Class B*	4,092	60,111
Martek Biosciences Corp.*	1,674	108,760
Maxygen, Inc.*	1,674	17,795
Medarex, Inc.*	4,836	30,128
MedImmune, Inc.*	15,066	382,676
Millennium Pharmaceuticals, Inc.*	17,112	319,481
Molecular Devices Corp.*	930	17,661
Monsanto Co.	15,996	460,365
Myriad Genetics, Inc.*	1,674	21,528

Common Stocks, continued

	Shares	Value
Nabi Biopharmaceuticals*	3,348	$42,553
Neurocrine Biosciences, Inc.*	2,418	131,878
OSI Pharmaceuticals, Inc.*	2,418	77,884
PAREXEL International Corp.*	1,674	27,219
Pharmaceutical Product Development, Inc.*	2,976	80,263
Pharmacopeia, Inc.*	1,488	21,144
Protein Design Labs, Inc.*	5,766	103,211
Quest Diagnostics, Inc.*	4,836	353,560
Regeneron Pharmaceuticals, Inc.*	2,232	32,833
Savient Pharmaceuticals, Inc.*	3,720	17,149
Techne Corp.*	2,418	91,352
The Medicines Co.*	2,790	82,193
Theragenics Corp.*	1,860	10,174
Transkaryotic Therapies, Inc.*	1,674	26,131
Trimeris, Inc.*	930	19,511
Tularik, Inc.*	3,162	51,066
United Therapeutics Corp.*	1,302	29,881
Vertex Pharmaceuticals, Inc.*	4,650	47,570
Xoma Ltd.*	5,022	33,145

TOTAL COMMON STOCKS (Cost $7,276,163)		12,783,180

U.S. Government Agency Obligations (0.4%)

	Principal Amount
Federal National Mortgage Association, 0.50%, 01/02/04	$51,000	50,999

TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS (Cost $50,999)		50,999

TOTAL INVESTMENT SECURITIES (Cost $7,327,162)—89.5%		12,834,179
Net other assets (liabilities)—10.5%		1,508,122

NET ASSETS—100.0%		$14,342,301

Swap Agreements

	Units	Unrealized Appreciation (Depreciation)
Equity Index Swap Agreement based on the Dow Jones U.S. Biotechnology Index expiring 01/02/04 (Underlying notional amount at value $1,458,581)	14,586	$(60)

*	Non-income producing security

See accompanying notes to the financial statements.

125

PROFUNDS VP

ProFund VP Biotechnology

Statement of Assets and Liabilities

December 31, 2003
Assets:
Investment securities, at value (cost $7,327,162)	$12,834,179
Cash	889
Dividends and interest receivable	581
Receivable for investments sold	1,495,490
Receivable for capital shares issued	44,177
Prepaid expenses	216

Total Assets	14,375,532

Liabilities:
Unrealized depreciation on swap agreements	60
Advisory fees payable	11,585
Management services fees payable	2,317
Administration fees payable	558
Administrative services fees payable	6,171
Distribution fees payable	3,087
Other accrued expenses	9,453

Total Liabilities	33,231

Net Assets	$14,342,301

Net Assets consist of:
Capital	$22,097,408
Accumulated net realized gains (losses) on investments	(13,262,064)
Net unrealized appreciation (depreciation) on investments	5,506,957

Net Assets	$14,342,301

Shares of Beneficial Interest Outstanding	653,194

Net Asset Value (offering and redemption price per share)	$21.96

Statement of Operations

For the year ended December 31, 2003
Investment Income:
Dividends	$23,923
Interest	651

Total Investment Income	24,574

Expenses:
Advisory fees	169,728
Management services fees	33,946
Administration fees	10,848
Transfer agency and administrative service fees	131,000
Distribution fees	56,576
Custody fees	22,587
Fund accounting fees	19,299
Other fees	18,815

Total Gross Expenses before reductions	462,799
Less Expenses reduced by the Advisor	(15,245)

Total Net Expenses	447,554

Net Investment Income (Loss)	(422,980)

Realized and Unrealized Gains (Losses) on Investments:
Net realized gains (losses) on investment securities	3,561,893
Change in net unrealized appreciation/depreciation on investments	3,326,107

Net Realized and Unrealized Gains (Losses) on Investments	6,888,000

Change in Net Assets Resulting from Operations	$6,465,020

See accompanying notes to the financial statements.

126

PROFUNDS VP

ProFund VP Biotechnology

Statements of Changes in Net Assets

	For the year ended December 31, 2003	For the year ended December 31, 2002
From Investment Activities:
Operations:
Net investment income (loss)	$(422,980)	$(383,375)
Net realized gains (losses) on investments	3,561,893	(11,482,154)
Change in net unrealized appreciation/depreciation on investments	3,326,107	(1,086,874)

Change in net assets resulting from operations	6,465,020	(12,952,403)

Distributions to Shareholders From:
Net realized gains on investments	—	(225,790)

Change in net assets resulting from distributions	—	(225,790)

Capital Transactions:
Proceeds from shares issued	156,159,275	201,154,183
Dividends reinvested	—	225,790
Cost of shares redeemed	(162,528,029)	(218,202,707)

Change in net assets resulting from capital transactions	(6,368,754)	(16,822,734)

Change in net assets	96,266	(30,000,927)
Net Assets:
Beginning of period	14,246,035	44,246,962

End of period	$14,342,301	$14,246,035

Share Transactions:
Issued	8,170,935	11,016,078
Reinvested	—	14,183
Redeemed	(8,424,553)	(11,862,452)

Change in shares	(253,618)	(832,191)

See accompanying notes to the financial statements.

127

PROFUNDS VP

ProFund VP Biotechnology

Financial Highlights

For a share of beneficial interest outstanding throughout the periods indicated.

	For the year ended December 31, 2003		For the year ended December 31, 2002		For the period January 22, 2001(a) through December 31, 2001
Net Asset Value, Beginning of Period	$15.71		$25.44		$30.00

Investment Activities:
Net investment income (loss)	(0.37	)(b)	(0.35	)(b)	(0.48	)(b)
Net realized and unrealized gains (losses) on investments	6.62		(9.19)		(4.08)

Total income (loss) from investment activities	6.25		(9.54)		(4.56)

Distribution to Shareholders From:
Net realized gains on investments	—		(0.19)		—

Net Asset Value, End of Period	$21.96		$15.71		$25.44

Total Return	39.78%		(37.51)%		(15.20	)%(c)
Ratio to Average Net Assets:
Gross expenses(d)	2.04%		2.16%		2.03%
Net expenses(d)	1.98%		1.98%		2.03%
Net investment income (loss)(d)	(1.87)%		(1.91)%		(1.98)%
Supplemental Data:
Net assets, end of period (000’s)	$14,342		$14,246		$44,247
Portfolio turnover rate(e)	848%		1,049%		1,044	%(c)

(a)	Commencement of operations
(b)	Per share net investment income (loss) has been calculated using the daily average shares method.
(c)	Not annualized for periods less than one year.
(d)	Annualized for periods less than one year.
(e)	Portfolio turnover rate is calculated without regard to instruments (including options, swap agreements and futures contracts) having a maturity of less than one year.

See accompanying notes to the financial statements.

128

ProFund VP Energy

The ProFund VP Energy seeks daily investment results, before fees and expenses, that correspond to the daily performance of the Dow Jones U.S. Energy Sector Index. For the year ended December 31, 2003, the Fund had a total return of 22.27%1, compared to a return of 22.86%2 for the Index. For the year, the Fund achieved an average daily statistical correlation of over 0.99 to the daily performance of the Index.3

The Fund applies a mathematical approach to investing. In doing so it takes positions in securities and/or financial instruments that, in combination, should have similar daily return characteristics as the Index. The Dow Jones U.S. Energy Sector Index measures the performance of the energy sector of the U.S. equity market. Component companies include oil drilling equipment and services, coal, oil companies-major, oil companies-secondary, pipelines, liquid, solid or gaseous fossil fuel producers and service companies.

The performance of the Dow Jones U.S. Energy Sector Index (and thus the Fund) benefited from energy prices which remaining relatively high throughout the year, as well from the end of major combat in Iraq which reduced uncertainties in the region. Of the ten highest weighted constituents of the Index at the beginning of the year, the top performer in terms of stock price return was Apache Corp. (+49.42%) and the worst was Baker Hughes Inc. (-0.09%).

Value of a $10,000 Investment*

* The line graph represents historical performance of a hypothetical investment of $10,000 in the ProFund VP Energy from January 22, 2001 to December 31, 2003 assuming the reinvestment of distributions.

Average Annual Total Return as of 12/31/031

	1 Year	Since Inception (1/22/01)

ProFund VP Energy	22.27%	(1.93)%

Dow Jones U.S. Energy Index	22.86%	(0.77)%

S&P 500 Index	26.38%	(6.22)%

1 Past performance does not guarantee future results. Total return calculations assume the reinvestment of distributions and do not reflect the effect of taxes. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and net asset value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. During the period, certain fees were reduced. If such fee reductions had not occurred, the quoted performance would be lower. Performance numbers are net of all Fund expenses but do not include any insurance, sales, or administrative charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower.

2 The Dow Jones U.S. Energy Index is a price return index and does not reflect the reinvestment of dividends, the impact of transaction costs, nor the deduction of expenses associated with a mutual fund such as investment management and accounting fees. It is not possible to invest directly in an index. The Fund’s performance does reflect the reinvestment of dividends, the impact of transaction costs and the deduction of fees and expenses.

3 1.00 equals perfect correlation.

4 The S&P 500 Index is an unmanaged index that consists of the common stocks of 500 major U.S. corporations selected for their size and the frequency and ease with which their stocks trade.

The above information is not covered by the Report of Independent Auditors.

129

PROFUNDS VP ProFund VP Energy	Schedule of Portfolio Investments December 31, 2003

Common Stocks (85.6%)

	Shares	Value
Amerada Hess Corp.	4,970	$264,255
Anadarko Petroleum Corp.	15,904	811,263
Apache Corp.	10,437	846,441
Arch Coal, Inc.	3,479	108,441
Atwood Oceanics, Inc.*	497	15,874
Baker Hughes, Inc.	21,371	687,291
BJ Services Co.*	9,940	356,846
Burlington Resources, Inc.	12,425	688,097
Cabot Oil & Gas Corp.	1,988	58,348
Chesapeake Energy Corp.	13,916	188,979
ChevronTexaco Corp.	68,089	5,882,209
Cimarex Energy Co.*	2,485	66,325
ConocoPhillips	39,760	2,607,063
Cooper Cameron Corp.*	3,479	162,121
Core Laboratories N.V.*	1,988	33,180
Devon Energy Corp.	13,916	796,830
Diamond Offshore Drilling, Inc.	3,976	81,548
El Paso Corp.	38,766	317,494
Ensco International, Inc.	9,443	256,566
EOG Resources, Inc.	7,455	344,197
Evergreen Resources, Inc.*	2,485	80,787
Exxon Mobil Corp.	262,456	10,760,696
FMC Technologies, Inc.*	3,976	92,641
Forest Oil Corp.*	3,479	99,395
Global Industries, Ltd.*	4,473	23,036
GlobalSantaFe Corp.	11,928	296,172
Grant Prideco, Inc.*	6,958	90,593
Grey Wolf, Inc.*	11,431	42,752
Halliburton Co.	27,832	723,632
Hanover Compressor Co.*	3,976	44,332
Helmerich & Payne, Inc.	2,982	83,287
Input/Output, Inc.*	2,982	13,449
Kerr-McGee Corp.	6,461	300,372
Key Energy Group*	8,449	87,109
Kinder Morgan, Inc.	5,964	352,471
Lone Star Technologies, Inc.*	1,988	31,768
Marathon Oil Corp.	19,880	657,829
Massey Energy Co.	4,970	103,376
Maverick Tube Corp.*	2,485	47,836
McDermott International, Inc.*	3,479	41,574
Murphy Oil Corp.	5,467	357,050
Nabors Industries, Ltd.*	9,443	391,885
National-Oilwell, Inc.*	5,467	122,242
Newfield Exploration Co.*	3,479	154,955
Newpark Resources, Inc.*	4,970	23,806
Noble Corp.*	8,449	302,305
Noble Energy, Inc.	3,479	154,572
Occidental Petroleum Corp.	24,353	1,028,671
Oceaneering International, Inc.*	1,491	41,748
Offshore Logistics, Inc.*	1,491	36,559
Parker Drilling Co.*	5,964	15,208
Patina Oil & Gas Corp.	1,988	97,392
Patterson-UTI Energy, Inc.*	4,970	163,612
Peabody Energy Corp.	2,485	103,649
Pioneer Natural Resources Co.*	7,455	238,038

Common Stocks, continued

	Shares	Value
Pogo Producing Co.	3,479	$168,036
Premor, Inc.*	3,976	103,376
Pride International, Inc.*	7,455	138,961
Rowan Companies, Inc.*	5,964	138,186
Schlumberger, Ltd.	37,275	2,039,689
SEACOR SMIT, Inc.*	994	41,778
Smith International, Inc.*	6,461	268,261
Stone Energy Corp.*	1,491	63,293
Sunoco, Inc.	4,970	254,216
Superior Energy Services, Inc.*	3,479	32,703
Tesoro Petroleum Corp.*	3,976	57,930
Tidewater, Inc.	3,479	103,953
Tom Brown, Inc.*	2,485	80,141
Transocean Sedco Forex, Inc.*	20,377	489,252
Unit Corp.*	2,485	58,522
Unocal Corp.	16,401	604,049
Valero Energy Corp.	7,455	345,465
Varco International, Inc.*	6,461	133,290
Veritas DGC, Inc.*	1,988	20,834
Vintage Petroleum, Inc.	3,479	41,852
Weatherford International, Ltd.*	8,449	304,164
Western Gas Resources, Inc.	1,491	70,450
Williams Companies, Inc.	32,802	322,116
XTO Energy, Inc.	11,928	337,562

TOTAL COMMON STOCKS (Cost $33,580,276)		37,996,246

U.S. Government Agency Obligations (0.2%)

	Principal Amount
Federal National Mortgage Association, 0.50%, 01/02/04	$77,000	76,999

TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS (Cost $76,999)		76,999

TOTAL INVESTMENT SECURITIES (Cost $33,657,275)—85.8%		38,073,245
Net other assets (liabilities)—14.2%		6,324,661

NET ASSETS—100.0%		$44,397,906

Swap Agreements

	Units	Unrealized Appreciation (Depreciation)
Equity Index Swap Agreement based on the Dow Jones U.S. Energy Sector Index expiring 01/02/04 (Underlying notional amount at value $6,433,873)	64,339	$(267)

*	Non-income producing security

See accompanying notes to the financial statements.

130

PROFUNDS VP

ProFund VP Energy

Statement of Assets and Liabilities

December 31, 2003
Assets:
Investment securities, at value (cost $33,657,275)	$38,073,245
Cash	3,736
Dividends and interest receivable	11,275
Receivable for investments sold	6,517,105
Receivable for capital shares issued	1,012,060
Prepaid expenses	169

Total Assets	45,617,590

Liabilities:
Payable for investments purchased	1,164,677
Unrealized depreciation on swap agreements	267
Advisory fees payable	20,148
Management services fees payable	4,029
Administration fees payable	1,121
Administrative services fees payable	12,359
Distribution fees payable	6,181
Other accrued expenses	10,902

Total Liabilities	1,219,684

Net Assets	$44,397,906

Net Assets consist of:
Capital	$50,914,576
Accumulated net realized gains (losses) on investments	(10,932,373)
Net unrealized appreciation (depreciation) on investments	4,415,703

Net Assets	$44,397,906

Shares of Beneficial Interest Outstanding	1,567,012

Net Asset Value (offering and redemption price per share)	$28.33

Statement of Operations

For the year ended December 31, 2003
Investment Income:
Dividends	$276,939
Interest	400

Total Investment Income	277,339

Expenses:
Advisory fees	108,108
Management services fees	21,622
Administration fees	6,858
Transfer agency and administrative service fees	83,588
Distribution fees	36,036
Custody fees	19,493
Fund accounting fees	12,062
Other fees	14,034

Total Gross Expenses before reductions	301,801
Less Expenses reduced by the Advisor	(16,755)

Total Net Expenses	285,046

Net Investment Income (Loss)	(7,707)

Realized and Unrealized Gains (Losses) on Investments:
Net realized gains (losses) on investment securities	(84,945)
Change in net unrealized appreciation/depreciation on investments	3,609,243

Net Realized and Unrealized Gains (Losses) on Investments	3,524,298

Change in Net Assets Resulting from Operations	$3,516,591

See accompanying notes to the financial statements.

131

PROFUNDS VP

ProFund VP Energy

Statements of Changes in Net Assets

	For the year ended December 31, 2003	For the year ended December 31, 2002
From Investment Activities:
Operations:
Net investment income (loss)	$(7,707)	$(35,169)
Net realized gains (losses) on investments	(84,945)	(4,572,369)
Change in net unrealized appreciation/depreciation on investments	3,609,243	(74,363)

Change in net assets resulting from operations	3,516,591	(4,681,901)

Capital Transactions:
Proceeds from shares issued	154,516,738	218,037,705
Cost of shares redeemed	(132,918,722)	(218,079,217)

Change in net assets resulting from capital transactions	21,598,016	(41,512)

Change in net assets	25,114,607	(4,723,413)
Net Assets:
Beginning of period	19,283,299	24,006,712

End of period	$44,397,906	$19,283,299

Share Transactions:
Issued	6,239,036	8,214,904
Redeemed	(5,504,219)	(8,242,223)

Change in shares	734,817	(27,319)

See accompanying notes to the financial statements.

132

PROFUNDS VP

ProFund VP Energy

Financial Highlights

Selected data for a share of beneficial interest outstanding throughout the periods indicated.

	For the year ended December 31, 2003		For the year ended December 31, 2002		For the period January 22, 2001(a) through December 31, 2001
Net Asset Value, Beginning of Period	$23.17		$27.93		$30.00

Investment Activities:
Net investment income (loss)	(0.01	)(b)	(0.05	)(b)	—	(b),(c)
Net realized and unrealized gains (losses) on investments	5.17		(4.71)		(2.07)

Total income (loss) from investment activities	5.16		(4.76)		(2.07)

Net Asset Value, End of Period	$28.33		$23.17		$27.93

Total Return	22.27%		(17.04)%		(6.90	)%(d)
Ratios to Average Net Assets:
Gross expenses(e)	2.09%		2.16%		2.05%
Net expenses(e)	1.98%		1.98%		2.05%
Net investment income (loss)(e)	(0.05)%		(0.18)%		(0.01)%
Supplemental Data:
Net assets, end of period (000’s)	$44,398		$19,283		$24,007
Portfolio turnover rate(f)	1,091%		1,632%		1,169	%(d)

(a)	Commencement of operations
(b)	Per share net investment income (loss) has been calculated using the daily average shares method.
(c)	Amount is less than $0.005.
(d)	Not annualized for periods less than one year.
(e)	Annualized for periods less than one year.
(f)	Portfolio turnover rate is calculated without regard to instruments (including options, swap agreements and futures contracts) having a maturity of less than one year.

See accompanying notes to the financial statements.

133

ProFund VP Financial

The ProFund VP Financial seeks daily investment results, before fees and expenses, that correspond to the daily performance of the Dow Jones U.S. Financial Sector Index. For the year ended December 31, 2003, the Fund had a total return of 28.99%1, compared to a return of 28.76%2 for the Index. For the year, the Fund achieved an average daily statistical correlation of over 0.99 to the daily performance of the Index.3

The Fund applies a mathematical approach to investing. In doing so it takes positions in securities and/or financial instruments that, in combination, should have similar daily return characteristics as the Index. The Dow Jones U.S. Financial Sector Index measures the performance of the financial services economic sector of the U.S. equity market. Component companies include regional banks; major U.S. domiciled international banks; full-line, life, and property and casualty insurance companies; companies that invest, directly or indirectly in real estate; diversified financial companies such as Fannie Mae, credit card insurers, check cashing companies, mortgage lenders and investment advisers; securities brokers and dealers including investment banks, merchant banks and online brokers; and publicly traded stock exchanges.

The Index, its component companies, and the Fund benefited from a variety of factors. Sales increased in the insurance industry and financial service firms were beneficiaries of a second half rally in stocks sensitive to the capital markets. Mortgage companies benefited from the surge in home refinancing that continued well into 2003. Of the ten highest weighted constituents of the Index at the beginning of the year, the top performer in terms of stock price return was J.P. Morgan Chase & Co. (+53.04%) and the worst was Freddie Mac (-1.24%).

Value of a $10,000 Investment*

* The line graph represents historical performance of a hypothetical investment of $10,000 in the ProFund VP Financial from January 22, 2001 to December 31, 2003 assuming the reinvestment of distributions.

Average Annual Total Return as of 12/31/031

	1 Year	Since Inception (1/22/01)

ProFund VP Financial	28.99%	0.86%

Dow Jones U.S. Financial Index	28.76%	1.51%

S&P 500 Index	26.38%	(6.22)%

1 Past performance does not guarantee future results. Total return calculations assume the reinvestment of distributions and do not reflect the effect of taxes. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and net asset value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. During the period, certain fees were reduced. If such fee reductions had not occurred, the quoted performance would be lower. Performance numbers are net of all Fund expenses but do not include any insurance, sales, or administrative charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower.

2 The Dow Jones U.S. Financial Index is a price return index and does not reflect the reinvestment of dividends, the impact of transaction costs, nor the deduction of expenses associated with a mutual fund such as investment management and accounting fees. It is not possible to invest directly in an index. The Fund’s performance does reflect the reinvestment of dividends, the impact of transaction costs and the deduction of fees and expenses.

3 1.00 equals perfect correlation.

4 The S&P 500 Index is an unmanaged index that consists of the common stocks of 500 major U.S. corporations selected for their size and the frequency and ease with which their stocks trade.

The above information is not covered by the Report of Independent Auditors.

134

PROFUNDS VP ProFund VP Financial	Schedule of Portfolio Investments December 31, 2003

Common Stocks (99.8%)

	Shares	Value
ACE, Ltd.	2,604	$107,858
AFLAC, Inc.	4,650	168,237
Allstate Corp.	6,324	272,057
Ambac Financial Group, Inc.	1,302	90,346
American Express Co.	9,858	475,451
American International Group, Inc.	20,088	1,331,432
AmSouth Bancorp	4,092	100,254
AON Corp.	2,604	62,340
Archstone-Smith Trust	1,860	52,043
Bank of America Corp.	13,206	1,062,158
Bank of New York Company, Inc.	6,882	227,932
Bank One Corp.	10,044	457,906
Banknorth Group, Inc.	2,046	66,556
BB&T Corp.	5,952	229,985
Bear Stearns Cos., Inc.	1,116	89,224
Boston Properties, Inc.	1,302	62,743
Capital One Financial Corp.	2,232	136,799
Charter One Financial, Inc.	2,976	102,821
Chubb Corp.	1,860	126,666
Cincinnati Financial Corp.	1,488	62,317
CIT Group, Inc.	2,046	73,554
Citigroup, Inc.	45,570	2,211,969
Comerica, Inc.	2,232	125,126
Compass Bancshares, Inc.	1,302	51,182
Countrywide Credit Industries, Inc.	1,860	141,081
Equity Office Properties Trust	5,394	154,538
Equity Residential Properties Trust	3,720	109,777
Everest Re Group, Ltd.	930	78,678
Fannie Mae	8,556	642,213
Fidelity National Financial, Inc.	1,302	50,492
Fifth Third Bancorp	5,208	307,793
First Tennessee National Corp.	1,488	65,621
Fleet Boston Financial Corp.	9,486	414,064
Franklin Resources, Inc.	2,046	106,515
Freddie Mac	6,324	368,816
General Growth Properties, Inc.	2,232	61,938
Golden West Financial Corp.	1,488	153,547
Goldman Sachs Group, Inc.	2,790	275,457
GreenPoint Financial Corp.	2,046	72,265
Hartford Financial Services Group, Inc.	2,790	164,694
iStar Financial, Inc.	1,488	57,883
J.P. Morgan Chase & Co.	18,228	669,514
Jefferson-Pilot Corp.	2,418	122,472
John Hancock Financial Services, Inc.	2,790	104,625
KeyCorp	4,650	136,338
Kimco Realty Corp.	1,302	58,265
Legg Mason, Inc.	930	71,777
Lincoln National Corp.	1,860	75,088
Loews Corp.	2,604	128,768
M&T Bank Corp.	2,046	201,122
Mack-Cali Realty Corp.	2,046	85,155
Marsh & McLennan Companies, Inc.	4,650	222,689
Marshall & Ilsley Corp.	3,906	149,405
MBIA, Inc.	2,232	132,201
MBNA Corp.	9,858	244,971
Mellon Financial Corp.	3,906	125,422
Merrill Lynch & Co., Inc.	8,742	512,718
MetLife, Inc.	3,162	106,465
MGIC Investment Corp.	1,302	74,136
Morgan Stanley Dean Witter & Co.	9,114	527,427

Common Stocks, continued

	Shares	Value
National City Corp.	5,022	$170,447
National Commerce Financial Corp.	2,418	65,963
New York Community Bancorp	2,232	84,928
North Fork Bancorp, Inc.	2,232	90,329
Northern Trust Corp.	2,046	94,975
Old Republic International Corp.	2,790	70,754
Plum Creek Timber Company, Inc.	3,162	96,283
PNC Financial Services Group	2,790	152,697
Principal Financial Group, Inc.	2,976	98,416
Progressive Corp.	2,046	171,025
Prologis Trust	3,906	125,344
Prudential Financial, Inc.	5,580	233,076
Public Storage, Inc.	1,302	56,494
Radian Group, Inc.	1,302	63,473
Regions Financial Corp.	2,976	110,707
Rouse Co.	1,302	61,194
Schwab (Charles) Corp.	8,928	105,708
Simon Property Group, Inc.	4,650	215,480
SLM Corp.	4,278	161,195
SouthTrust Corp.	2,976	97,404
Sovereign Bancorp, Inc.	2,790	66,263
St. Paul Companies, Inc.	3,162	125,373
State Street Corp.	3,162	164,677
SunTrust Banks, Inc.	3,348	239,382
Synovus Financial Corp.	3,162	91,445
T. Rowe Price Group, Inc.	1,674	79,364
TCF Financial Corp.	1,860	95,511
Torchmark Corp.	1,116	50,823
Travelers Property Casualty Corp.—Class A	4,836	81,148
Travelers Property Casualty Corp.—Class B	4,650	78,911
U.S. Bancorp	16,926	504,056
Union Planters Corp.	1,860	58,571
Vornado Realty Trust	1,302	71,285
Wachovia Corp.	12,834	597,936
Washington Mutual, Inc.	8,370	335,803
Weingarten Realty Investors	2,604	115,487
Wells Fargo & Co.	15,066	887,237
XL Capital, Ltd.—Class A	1,860	144,243
Zions Bancorp	2,418	148,296

TOTAL COMMON STOCKS (Cost $16,615,227)		20,982,589

U.S. Government Agency Obligations (0.7%)

	Principal Amount
Federal National Mortgage Association, 0.50%, 01/02/04	$157,000	156,998

TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS (Cost $156,998)		156,998

TOTAL INVESTMENT SECURITIES (Cost $16,772,225)—100.5%		21,139,587
Net other assets (liabilities)—(0.5)%		(115,192)

NET ASSETS—100.0%		$21,024,395

See accompanying notes to the financial statements.

135

PROFUNDS VP

ProFund VP Financial

Statement of Assets and Liabilities

December 31, 2003
Assets:
Investment securities, at value (cost $16,772,225)	$21,139,587
Cash	731
Dividends and interest receivable	30,329
Receivable for capital shares issued	120,041
Prepaid expenses	132

Total Assets	21,290,820

Liabilities:
Payable for investments purchased	225,666
Payable for capital shares redeemed	2,081
Advisory fees payable	13,279
Management services fees payable	2,657
Administration fees payable	721
Administrative services fees payable	6,867
Distribution fees payable	5,194
Other accrued expenses	9,960

Total Liabilities	266,425

Net Assets	$21,024,395

Net Assets consist of:
Capital	$23,507,897
Accumulated net investment income (loss)	80,498
Accumulated net realized gains (losses) on investments	(6,931,362)
Net unrealized appreciation (depreciation) on investments	4,367,362

Net Assets	$21,024,395

Shares of Beneficial Interest Outstanding	684,293

Net Asset Value (offering and redemption price per share)	$30.72

Statement of Operations

For the year ended December 31, 2003
Investment Income:
Dividends	$376,759
Interest	387

Total Investment Income	377,146

Expenses:
Advisory fees	117,814
Management services fees	23,563
Administration fees	7,496
Transfer agency and administrative service fees	81,704
Distribution fees	39,271
Custody fees	22,113
Fund accounting fees	13,464
Other fees	20,505

Total Gross Expenses before reductions	325,930
Less Expenses reduced by the Advisor	(15,317)

Total Net Expenses	310,613

Net Investment Income (Loss)	66,533

Realized and Unrealized Gains (Losses) on Investments:
Net realized gains (losses) on investment securities	714,339
Change in net unrealized appreciation/depreciation on investments	3,227,266

Net Realized and Unrealized Gains (Losses) on Investments	3,941,605

Change in Net Assets Resulting from Operations	$4,008,138

See accompanying notes to the financial statements.

136

PROFUNDS VP

ProFund VP Financial

Statements of Changes in Net Assets

	For the year ended December 31, 2003	For the year ended December 31, 2002
From Investment Activities:
Operations:
Net investment income (loss)	$66,533	$53,577
Net realized gains (losses) on investments	714,339	(5,839,251)
Change in net unrealized appreciation/depreciation on investments	3,227,266	(258,523)

Change in net assets resulting from operations	4,008,138	(6,044,197)

Distributions to Shareholders From:
Net investment income	(28,561)	—

Change in net assets resulting from distributions	(28,561)	—

Capital Transactions:
Proceeds from shares issued	111,685,395	254,024,533
Dividends reinvested	28,561	—
Cost of shares redeemed	(106,566,808)	(256,171,559)

Change in net assets resulting from capital transactions	5,147,148	(2,147,026)

Change in net assets	9,126,725	(8,191,223)
Net Assets:
Beginning of period	11,897,670	20,088,893

End of period	$21,024,395	$11,897,670

Accumulated net investment income (loss)	$80,498	$42,526

Share Transactions:
Issued	4,268,452	9,428,129
Reinvested	943	—
Redeemed	(4,084,053)	(9,646,177)

Change in shares	185,342	(218,048)

See accompanying notes to the financial statements.

137

PROFUNDS VP

ProFund VP Financial

Financial Highlights

Selected data for a share of beneficial interest outstanding throughout the periods indicated.

	For the year ended December 31, 2003	For the year ended December 31, 2002	For the period January 22, 2001(a) through December 31, 2001
Net Asset Value, Beginning of Period	$23.85	$28.02	$30.00

Investment Activities:
Net investment income (loss)	0.11 (b)	0.06 (b)	0.04	(b)
Net realized and unrealized gains (losses) on investments	6.80	(4.23)	(2.02)

Total income (loss) from investment activities	6.91	(4.17)	(1.98)

Distribution to Shareholders From:
Net investment income	(0.04)	—	—

Net Asset Value, End of Period	$30.72	$23.85	$28.02

Total Return	28.99%	(14.88)%	(6.60	)%(c)
Ratios to Average Net Assets:
Gross expenses(d)	2.07%	2.14%	2.10%
Net expenses(d)	1.98%	1.98%	2.10%
Net investment income (loss)(d)	0.42%	0.22%	0.16%
Supplemental Data:
Net assets, end of period (000’s)	$21,024	$11,898	$20,089
Portfolio turnover rate(e)	726%	1,341%	1,330	%(c)

(a)	Commencement of operations
(b)	Per share net investment income (loss) has been calculated using the daily average shares method.
(c)	Not annualized for periods less than one year.
(d)	Annualized for periods less than one year.
(e)	Portfolio turnover rate is calculated without regard to instruments (including options, swap agreements and futures contracts) having a maturity of less than one year.

See accompanying notes to the financial statements.

138

ProFund VP Healthcare

The ProFund VP Healthcare seeks daily investment results, before fees and expenses, that correspond to the daily performance of the Dow Jones U.S. Healthcare Sector Index. For the year ended December 31, 2003, the Fund had a total return of 17.42%1, compared to a return of 17.78%2 for the Index. For the year, the Fund achieved an average daily statistical correlation of over 0.99 to the daily performance of the Index.3

The Fund applies a mathematical approach to investing. In doing so it takes positions in securities and/or financial instruments that, in combination, should have similar daily return characteristics as the Index. The Dow Jones U.S. Healthcare Sector Index measures the performance of the healthcare economic sector of the U.S. equity market. Component companies include health care providers, biotechnology companies, medical supplies, advanced medical devices and pharmaceuticals.

The Dow Jones U.S. Healthcare Sector Index (and thus the Fund) trailed the broader market, but was still supported by the growing demand for healthcare as the average age in the U.S. continued to increase. Generic drugs limited the returns, while changes in Medicare legislation gave the elderly better access to prescriptions as both healthcare spending and costs increased in the U.S. These changes also benefited managed care providers and healthcare facilities, which were among the top performing groups within the sector. Of the ten highest weighted constituents of the Index at the beginning of the year, the top performer in terms of stock price return was Amgen Inc. (+27.82%) and the worst was Merck & Co. Inc. (-13.77%).

Value of a $10,000 Investment*

* The line graph represents historical performance of a hypothetical investment of $10,000 in the ProFund VP Healthcare from January 22, 2001 to December 31, 2003 assuming the reinvestment of distributions.

Average Annual Total Return as of 12/31/031

	1 Year	Since Inception (1/22/01)

ProFund VP Healthcare	17.42%	(4.99)%

Dow Jones U.S. Healthcare Index	17.78%	(4.21)%

S&P 500 Index	26.38%	(6.22)%

1 Past performance does not guarantee future results. Total return calculations assume the reinvestment of distributions and do not reflect the effect of taxes. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and net asset value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. During the period, certain fees were reduced. If such fee reductions had not occurred, the quoted performance would be lower. Performance numbers are net of all Fund expenses but do not include any insurance, sales, or administrative charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower.

2 The Dow Jones U.S. Healthcare Index is a price return index and does not reflect the reinvestment of dividends, the impact of transaction costs, nor the deduction of expenses associated with a mutual fund such as investment management and accounting fees. It is not possible to invest directly in an index. The Fund’s performance does reflect the reinvestment of dividends, the impact of transaction costs and the deduction of fees and expenses.

3 1.00 equals perfect correlation.

4 The S&P 500 Index is an unmanaged index that consists of the common stocks of 500 major U.S. corporations selected for their size and the frequency and ease with which their stocks trade.

The above information is not covered by the Report of Independent Auditors.

139

PROFUNDS VP ProFund VP Healthcare	Schedule of Portfolio Investments December 31, 2003

Common Stocks (99.8%)

	Shares	Value
Abbott Laboratories	25,380	$1,182,708
AdvancePCS*	1,350	71,091
Aetna, Inc.	2,700	182,466
Affymetrix, Inc.*	1,350	33,224
Alcon, Inc.	1,350	81,729
Allergan, Inc.	2,430	186,648
Amgen, Inc.*	22,950	1,418,309
Amylin Pharmaceuticals, Inc.*	1,620	35,996
Andrx Group*	1,080	25,963
Anthem, Inc.*	2,430	182,250
Apogent Technologies, Inc.*	1,620	37,325
Applera Corp.—Applied Biosystems Group	4,320	89,467
Apria Healthcare Group, Inc.*	1,080	30,748
Bard (C.R.), Inc.	1,080	87,750
Barr Laboratories, Inc.*	1,080	83,106
Bausch & Lomb, Inc.	1,350	70,065
Baxter International, Inc.	10,260	313,135
Beckman Coulter, Inc.	1,350	68,621
Becton, Dickinson & Co.	4,590	188,833
Biogen Idec, Inc.*	5,670	208,543
Biomet, Inc.	4,050	147,461
Boston Scientific Corp.*	10,260	377,158
Bristol-Myers Squibb Co.	31,860	911,196
Caremark Rx, Inc.*	4,320	109,426
Celgene Corp.*	1,620	72,932
Cephalon, Inc.*	810	39,212
Charles River Laboratories International, Inc.*	810	27,807
Chiron Corp.*	2,700	153,873
CIGNA Corp.	2,700	155,250
Community Health Systems*	1,080	28,706
Cooper Companies, Inc.	540	25,450
Covance, Inc.*	1,080	28,944
Coventry Health Care, Inc.*	810	52,237
DaVita, Inc.*	1,080	42,120
DENTSPLY International, Inc.	1,080	48,784
Edwards Lifesciences Corp.*	1,080	32,486
Eli Lilly & Co.	15,930	1,120,357
Express Scripts, Inc.—Class A*	1,080	71,744
First Health Group Corp.*	1,620	31,525
Fisher Scientific International, Inc.*	1,350	55,850
Forest Laboratories, Inc.*	6,210	383,778
Genentech, Inc.*	3,780	353,695
Genzyme Corp.—General Division*	4,050	199,827
Gilead Sciences, Inc.*	3,510	204,071
Guidant Corp.	5,400	325,080
HCA, Inc.	7,290	313,177
Health Management Associates, Inc.—Class A	4,050	97,200
Health Net, Inc.*	2,160	70,632
Hillenbrand Industries, Inc.	1,080	67,025
Human Genome Sciences, Inc.*	2,160	28,620
Humana, Inc.*	2,970	67,865
ICOS Corp.*	1,350	55,728
IDEXX Laboratories, Inc.*	540	24,991
ImClone Systems, Inc.*	1,080	42,833
IMS Health, Inc.	4,050	100,683
INAMED Corp.*	540	25,952
Invitrogen Corp.*	810	56,700
IVAX Corp.*	2,700	64,476
Johnson & Johnson	48,870	2,524,623
King Pharmaceuticals, Inc.*	4,050	61,803

Common Stocks, continued

	Shares	Value
Laboratory Corp. of America Holdings*	2,430	$89,789
Lincare Holdings, Inc.*	1,620	48,649
Manor Care, Inc.	1,890	65,337
Martek Biosciences Corp.*	540	35,084
Medco Health Solutions, Inc.*	4,320	146,837
Medicis Pharmaceutical Corp.	540	38,502
MedImmune, Inc.*	4,320	109,728
Medtronic, Inc.	19,980	971,228
Merck & Co., Inc.	36,450	1,683,990
Mid Atlantic Medical Services, Inc.*	1,080	69,984
Millennium Pharmaceuticals, Inc.*	4,860	90,736
Monsanto Co.	4,590	132,100
Mylan Laboratories, Inc.	4,860	122,764
Neurocrine Biosciences, Inc.*	540	29,452
Omnicare, Inc.	1,890	76,337
Oxford Health Plans, Inc.*	1,620	70,470
PacifiCare Health Systems, Inc.*	810	54,756
Patterson Dental Co.*	1,080	69,293
Pfizer, Inc.	126,090	4,454,759
Pharmaceutical Resources, Inc.*	540	35,181
Protein Design Labs, Inc.*	1,890	33,831
Quest Diagnostics, Inc.*	1,350	98,699
Renal Care Group, Inc.*	810	33,372
Schering-Plough Corp.	24,300	422,577
Sepracor, Inc.*	1,620	38,767
SICOR, Inc.*	1,350	36,720
St. Jude Medical, Inc.*	3,240	198,774
STERIS Corp.*	1,350	30,510
Stryker Corp.	2,430	206,574
Taro Pharmaceutical Industries, Ltd.*	540	34,830
Tenet Healthcare Corp.*	7,290	117,005
Triad Hospitals, Inc.*	1,350	44,915
UnitedHealth Group, Inc.	9,720	565,509
Universal Health Services, Inc.— Class B	1,080	58,018
Valeant Pharmaceuticals International	1,350	33,953
Varian Medical Systems, Inc.*	1,620	111,942
Watson Pharmaceuticals, Inc.*	1,890	86,940
Wellpoint Health Networks, Inc.*	2,700	261,872
Wyeth	22,140	939,843
Zimmer Holdings, Inc.*	4,320	304,128

TOTAL COMMON STOCKS (Cost $20,842,413)		25,233,009

U.S. Government Agency Obligations (0.4%)

	Principal Amount
Federal National Mortgage Association, 0.50%, 01/02/04	$106,000	105,999

TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS (Cost $ 105,999)		105,999

TOTAL INVESTMENT SECURITIES (Cost $20,948,412)—100.2%		25,339,008
Net other assets (liabilities)—(0.2)%		(53,337)

NET ASSETS—100.0%		$25,285,671

*	Non-income producing security

See accompanying notes to the financial statements.

140

PROFUNDS VP

ProFund VP Healthcare

Statement of Assets and Liabilities

December 31, 2003
Assets:
Investment securities, at value (cost $20,948,412)	$25,339,008
Cash	382
Dividends and interest receivable	26,080
Receivable for investments sold	1,027,751
Receivable for capital shares issued	1,829
Prepaid expenses	155

Total Assets	26,395,205

Liabilities:
Payable for capital shares redeemed	1,064,988
Advisory fees payable	15,306
Management services fees payable	3,061
Administration fees payable	834
Administrative services fees payable	8,335
Distribution fees payable	5,341
Other accrued expenses	11,669

Total Liabilities	1,109,534

Net Assets	$25,285,671

Net Assets consist of:
Capital	$31,544,726
Accumulated net realized gains (losses) on investments	(10,649,651)
Net unrealized appreciation (depreciation) on investments	4,390,596

Net Assets	$25,285,671

Shares of Beneficial Interest Outstanding	979,653

Net Asset Value (offering and redemption price per share)	$25.81

Statement of Operations

For the year ended December 31, 2003
Investment Income:
Dividends	$255,037
Interest	609

Total Investment Income	255,646

Expenses:
Advisory fees	142,691
Management services fees	28,538
Administration fees	9,061
Transfer agency and administrative service fees	101,415
Distribution fees	47,564
Custody fees	23,048
Fund accounting fees	15,971
Other fees	19,900

Total Gross Expenses before reductions	388,188
Less Expenses reduced by the Advisor	(12,490)

Total Net Expenses	375,698

Net Investment Income (Loss)	(120,052)

Realized and Unrealized Gains (Losses) on Investments:
Net realized gains (losses) on investment securities	(1,359,969)
Change in net unrealized appreciation/depreciation on investments	2,727,687

Net Realized and Unrealized Gains (Losses) on Investments	1,367,718

Change in Net Assets Resulting from Operations	$1,247,666

See accompanying notes to the financial statements.

141

PROFUNDS VP

ProFund VP Healthcare

Statements of Changes in Net Assets

	For the year ended December 31, 2003	For the year ended December 31, 2002
From Investment Activities:
Operations:
Net investment income (loss)	$(120,052)	$(119,837)
Net realized gains (losses) on investments	(1,359,969)	(5,407,466)
Change in net unrealized appreciation/depreciation on investments	2,727,687	(4,248)

Change in net assets resulting from operations	1,247,666	(5,531,551)

Capital Transactions:
Proceeds from shares issued	175,842,151	162,519,407
Cost of shares redeemed	(166,426,624)	(175,592,623)

Change in net assets resulting from capital transactions	9,415,527	(13,073,216)

Change in net assets	10,663,193	(18,604,767)
Net Assets:
Beginning of period	14,622,478	33,227,245

End of period	$25,285,671	$14,622,478

Share Transactions:
Issued	7,405,590	6,734,915
Redeemed	(7,091,298)	(7,238,169)

Change in shares	314,292	(503,254)

See accompanying notes to the financial statements.

142

PROFUNDS VP

ProFund VP Healthcare

Financial Highlights

Selected data for a share of beneficial interest outstanding throughout the periods indicated.

	For the year ended December 31, 2003		For the year ended December 31, 2002		For the period January 22, 2001(a) through December 31, 2001
Net Asset Value, Beginning of Period	$21.98		$28.43		$30.00

Investment Activities:
Net investment income (loss)	(0.15	)(b)	(0.13	)(b)	(0.30	)(b)
Net realized and unrealized gains (losses) on investments	3.98		(6.32)		(1.27)

Total income (loss) from investment activities	3.83		(6.45)		(1.57)

Net Asset Value, End of Period	$25.81		$21.98		$28.43

Total Return	17.42%		(22.69)%		(5.23	)%(c)
Ratios to Average Net Assets:
Gross expenses(d)	2.04%		2.14%		2.06%
Net expenses(d)	1.97%		1.98%		2.06%
Net investment income (loss)(d)	(0.63)%		(0.54)%		(1.10)%
Supplemental Data:
Net assets, end of period (000’s)	$25,286		$14,622		$33,227
Portfolio turnover rate(e)	877%		897%		1,032	%(c)

(a)	Commencement of operations
(b)	Per share net investment income (loss) has been calculated using the daily average shares method.
(c)	Not annualized for periods less than one year.
(d)	Annualized for periods less than one year.
(e)	Portfolio turnover rate is calculated without regard to instruments (including options, swap agreements and futures contracts) having a maturity of less than one year.

See accompanying notes to the financial statements.

143

ProFund VP Precious Metals

The ProFund VP Precious Metals seeks daily investment results, before fees and expenses, that correspond to the daily performance of the Philadelphia Stock Exchange Gold & Silver Sector Index. For the year ended December 31, 2003, the Fund had a total return of 39.23%1, compared to a return of 41.79%2 for the Index. For the year, the Fund achieved an average daily statistical correlation of over 0.99 to the daily performance of the Index3.

The Fund applies a mathematical approach to investing. In doing so it takes positions in securities and/or financial instruments that, in combination, should have similar daily return characteristics as the Index. The Philadelphia Stock Exchange Gold & Silver Sector Index measures the performance of the gold and silver mining industry of the global equity market. Component companies include companies involved in the mining and production of gold, silver, and other precious metals, precious stones and pearls. The Index does not include producers of commemorative medals and coins that are made of these metals.

During 2003, the performance of the Philadelphia Stock Exchange Gold and Silver Sector Index (and the Fund) outpaced many broad market equity indices including the S&P 500 Index, while it also exhibited volatility greater than even the NASDAQ-100 Index. The price of gold hit a multi-year high as it exceeded $400 per ounce. Gold producing and mining companies benefited from the higher prices, and realized substantial earnings growth. Of the ten highest weighted constituents of the Index at the beginning of the year, the top performer in terms of stock price return was Freeport-McMoran (+151.07%) and the worst was Agnico-Eagle Mines (-18.78%).

Value of a $10,000 Investment*

* The line graph represents historical performance of a hypothetical investment of $10,000 in the ProFund VP Precious Metals from May 1, 2002 to December 31, 2003 assuming the reinvestment of distributions.

Average Annual Total Return as of 12/31/031

	1 Year	Since Inception (5/1/02)

ProFund VP Precious Metals	39.23%	20.57%

Philadelphia Stock Exchange Gold and Silver Sector Index	41.79%	23.68%

S&P 500 Index	26.38%	1.40%

1 Past performance does not guarantee future results. Total return calculations assume the reinvestment of distributions and do not reflect the effect of taxes. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and net asset value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. During the period, certain fees were reduced. If such fee reductions had not occurred, the quoted performance would be lower. Performance numbers are net of all Fund expenses but do not include any insurance, sales, or administrative charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower.

2 The Philadelphia Stock Exchange Gold and Silver Sector Index is a price return index and does not reflect the reinvestment of dividends, the impact of transaction costs, nor the deduction of expenses associated with a mutual fund such as investment management and accounting fees. It is not possible to invest directly in an index. The Fund’s performance does reflect the reinvestment of dividends, the impact of transaction costs and the deduction of fees and expenses.

3 1.00 equals perfect correlation.

4 The S&P 500 Index is an unmanaged index that consists of the common stocks of 500 major U.S. corporations selected for their size and the frequency and ease with which their stocks trade.

The above information is not covered by the Report of Independent Auditors.

144

PROFUNDS VP ProFund VP Precious Metals	Schedule of Portfolio Investments December 31, 2003

U.S. Government Agency Obligations (38.8%)

	Principal Amount	Value
Federal Home Loan Bank, 0.50%, 01/02/04	$14,752,000	$14,751,795
Federal National Mortgage Association, 0.50%, 01/02/04	14,752,000	14,751,795

TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS (Cost $29,503,590)		29,503,590

U.S. Treasury Obligations (19.4%)
U.S. Treasury Bills, 0.50%, 01/02/04	14,752,000	14,751,795

TOTAL U.S. TREASURY OBLIGATIONS (Cost $14,751,795)		14,751,795

Repurchase Agreements (38.6%)
State Street Bank, 0.70%, 01/02/04, dated 12/31/03, with maturity value of $14,749,574 (Fully collateralized by a Federal Home Loan Mortgage Security)	14,749,000	14,749,000
UBS Bank, 0.70%, 01/02/04, dated 12/31/03, with maturity value of $14,752,574 (Fully collateralized by a Federal National Mortgage Association Security)	14,752,000	14,752,000

Total Repurchase Agreement (Cost $29,501,000)		29,501,000

TOTAL INVESTMENT SECURITIES (Cost $73,756,385)—96.8%		73,756,385
Net other assets (liabilities)—3.2%		2,461,289

NET ASSETS—100.0%		$76,217,674

Swap Agreement

	Units	Unrealized Appreciation (Depreciation)
Equity Index Swap Agreement based on the Philadelphia Stock Exchange Gold and Silver Sector Index expiring 02/23/04 (Underlying notional amount at value $76,163,495)	669,775	$(898,495)

See accompanying notes to the financial statements.

145

PROFUNDS VP

ProFund VP Precious Metals

Statement of Assets and Liabilities

December 31, 2003
Assets:
Investment securities, at value (cost $44,255,385)	$44,255,385
Repurchase agreements, at cost	29,501,000

Total Investments	73,756,385
Cash	2,475
Interest receivable	574
Receivable for capital shares issued	3,491,463
Prepaid expenses	303

Total Assets	77,251,200

Liabilities:
Payable for capital shares redeemed	5,334
Unrealized depreciation on swap contracts	898,495
Advisory fees payable	49,294
Management services fees payable	9,859
Administration fees payable	2,710
Administrative services fees payable	29,993
Distribution fees payable	14,997
Other accrued expenses	22,844

Total Liabilities	1,033,526

Net Assets	$76,217,674

Net Assets consist of:
Capital	$64,127,185
Accumulated net realized gains (losses) on investments	12,988,984
Net unrealized appreciation (depreciation) on investments	(898,495)

Net Assets	$76,217,674

Shares of Beneficial Interest Outstanding	1,859,339

Net Asset Value (offering and redemption price per share)	$40.99

Statement of Operations

For the year ended December 31, 2003
Investment Income:
Interest	$430,996

Expenses:
Advisory fees	313,550
Management services fees	62,710
Administration fees	19,815
Transfer agency and administrative service fees	238,816
Distribution fees	104,500
Custody fees	24,361
Fund accounting fees	31,928
Other fees	32,835

Total Gross Expenses before reductions	828,515
Less Expenses reduced by the Advisor	(2,376)

Total Net Expenses	826,139

Net Investment Income (Loss)	(395,143)

Realized and Unrealized Gains (Losses) on Investments:
Net realized gains (losses) on swap agreements	11,706,856
Change in net unrealized appreciation/depreciation on investments	199,326

Net Realized and Unrealized Gains (Losses) on Investments	11,906,182

Change in Net Assets Resulting from Operations	$11,511,039

See accompanying notes to the financial statements.

146

PROFUNDS VP

ProFund VP Precious Metals

Statements of Changes in Net Assets

	For the year ended December 31, 2003	For the period May 1, 2002(a) through December 31, 2002
From Investment Activities:
Operations:
Net investment income (loss)	$(395,143)	$(62,824)
Net realized gains (losses) on investments	11,706,856	(10,975,108)
Change in net unrealized appreciation/depreciation on investments	199,326	(1,097,821)

Change in net assets resulting from operations	11,511,039	(12,135,753)

Capital Transactions:
Proceeds from shares issued	267,629,406	217,729,235
Cost of shares redeemed	(258,562,216)	(149,954,037)

Change in net assets resulting from capital transactions	9,067,190	67,775,198

Change in net assets	20,578,229	55,639,445
Net Assets:
Beginning of period	55,639,445	—

End of period	$76,217,674	$55,639,445

Accumulated net investment income (loss)	$—	$17,583

Share Transactions:
Issued	8,507,473	7,659,669
Redeemed	(8,538,349)	(5,769,454)

Change in shares	(30,876)	1,890,215

(a)	Commencement of operations

See accompanying notes to the financial statements.

147

PROFUNDS VP

ProFund VP Precious Metals

Financial Highlights

Selected data for a share of beneficial interest outstanding throughout the periods indicated.

	For the year ended December 31, 2003		For the period May 1, 2002(a) through December 31, 2002
Net Asset Value, Beginning of Period	$29.44		$30.00

Investment Activities:
Net investment income (loss)	(0.31	)(b)	(0.07	)(b)
Net realized and unrealized gains (losses) on investments	11.86		(0.49)

Total income (loss) from investment activities	11.55		(0.56)

Net Asset Value, End of Period	$40.99		$29.44

Total Return	39.23%		(1.87	)%(c)
Ratios to Average Net Assets:
Gross expenses(d)	1.98%		1.98%
Net expenses(d)	1.97%		1.98%
Net investment income (loss)(d)	(0.94)%		(0.40)%
Supplemental Data:
Net assets, end of period (000’s)	$76,218		$55,639
Portfolio turnover rate(e)	—		—

(a)	Commencement of operations
(b)	Per share net investment income (loss) has been calculated using the daily average shares method.
(c)	Not annualized for periods less than one year.
(d)	Annualized for periods less than one year.
(e)	Portfolio turnover rate is calculated without regard to instruments (including options, swap agreements and futures contracts) having a maturity of less than one year.

See accompanying notes to the financial statements.

148

ProFund VP Real Estate

The ProFund VP Real Estate seeks daily investment results, before fees and expenses, that correspond to the daily performance of the Dow Jones U.S. Real Estate Index. For the year ended December 31, 2003, the Fund had a total return of 33.15%1, compared to a return of 28,36%2 for the Index. For the year, the Fund achieved an average daily statistical correlation of over 0.99 to the daily performance of the Index.3

The Fund applies a mathematical approach to investing. In doing so it takes positions in securities and/or financial instruments that, in combination, should have similar daily return characteristics as the Index. The Dow Jones U.S. Real Estate Index measures the performance of the real estate industry of the U.S. equity market. Component companies include those that invest directly or indirectly through development, management or ownership of shopping malls, apartment buildings and housing developments; and real estate investment trusts (“REITs”) that invest in apartments, office and retail properties. REITs are passive investment vehicles that invest primarily in income-producing real estate or real estate related loans or interests.

The Dow Jones U.S. Real Estate Index (and the Fund) benefited as the real estate market, REITs and Real Estate management companies, enjoyed a good year in 2003 due in part to low interest rates, an increase in residential and commercial real estate loan volume, and a booming refinancing market. Of the ten highest weighted constituents of the Index at the beginning of the year, the top performer in terms of stock price return was Vornado Realty Trust (+47.18%) and the worst was Apartment Investment Management Co. (–7.95%).

Value of a $10,000 Investment*

* The line graph represents historical performance of a hypothetical investment of $10,000 in the ProFund VP Real Estate from January 22, 2001 to December 31, 2003 assuming the reinvestment of distributions.

Average Annual Total Return as of 12/31/031

	1 Year	Since Inception (1/22/01)

ProFund VP Real Estate	33.15%	13.54%

Dow Jones U.S. Real Estate Index	28.36%	9.59%

S&P 500 Index	26.38%	(6.22)%

1 Past performance does not guarantee future results. Total return calculations assume the reinvestment of distributions and do not reflect the effect of taxes. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and net asset value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. During the period, certain fees were reduced. If such fee reductions had not occurred, the quoted performance would be lower. Performance numbers are net of all Fund expenses but do not include any insurance, sales, or administrative charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower.

2 The Dow Jones U.S. Real Estate Index is a price return index and does not reflect the reinvestment of dividends, the impact of transaction costs, nor the deduction of expenses associated with a mutual fund such as investment management and accounting fees. It is not possible to invest directly in an index. The Fund’s performance does reflect the reinvestment of dividends, the impact of transaction costs and the deduction of fees and expenses.

3 1.00 equals perfect correlation.

4 The S&P 500 Index is an unmanaged index that consists of the common stocks of 500 major U.S. corporations selected for their size and the frequency and ease with which their stocks trade.

The above information is not covered by the Report of Independent Auditors.

149

PROFUNDS VP ProFund VP Real Estate	Schedule of Portfolio Investments December 31, 2003

Common Stocks (100.0%)

	Shares	Value
Alexandria Real Estate Equities, Inc.	4,215	$244,049
AMB Property Corp.	17,703	582,075
American Financial Realty Trust	23,323	397,657
Annaly Mortgage Management, Inc.	20,794	382,610
Apartment Investment & Management Co.—Class A	17,422	601,059
Archstone-Smith Trust	38,778	1,085,008
Arden Realty Group, Inc.	13,769	417,751
AvalonBay Communities, Inc.	15,174	725,317
Boston Properties, Inc.	21,075	1,015,604
Brandywine Realty Trust	8,711	233,193
BRE Properties, Inc.—Class A	10,116	337,874
Camden Property Trust	7,587	336,104
Capital Automotive REIT	6,182	197,824
CarrAmerica Realty Corp.	11,240	334,727
Catellus Developmt Corp.	17,984	433,774
CBL & Associates Properties, Inc.	6,463	365,160
Centerpoint Properties Corp.	5,058	378,844
Chelsea Property Group, Inc.	9,273	508,253
Colonial Properties Trust	4,777	189,169
Cousins Properties, Inc.	8,430	257,958
Crescent Real Estate Equities Co.	19,951	341,761
Developers Diversified Realty Corp.	17,703	594,290
Duke-Weeks Realty Corp.	27,538	853,678
Equity Inns, Inc.	9,273	83,921
Equity Office Properties Trust	86,267	2,471,551
Equity Residential Properties Trust	59,291	1,749,677
Essex Property Trust, Inc.	4,496	288,733
Federal Realty Investment Trust	10,678	409,928
FelCor Lodging Trust, Inc.*	10,116	112,085
First Industrial Realty Trust, Inc.	8,430	284,513
Friedman, Billings, Ramsey Group, Inc.	30,348	700,432
General Growth Properties, Inc.	46,365	1,286,629
Glenborough Realty Trust, Inc.	5,901	117,725
Health Care Property Investors, Inc.	14,050	713,740
Health Care REIT, Inc.	10,678	384,408
Healthcare Realty Trust, Inc.	9,273	331,510
Highwoods Properties, Inc.	11,521	292,633
Home Properties of New York, Inc.	6,182	249,691
Hospitality Properties Trust	12,645	521,986
Host Marriott Corp.*	51,423	633,531
HRPT Properties Trust	30,910	311,882
iStar Financial, Inc.	21,918	852,610
Kilroy Realty Corp.	6,182	202,461
Kimco Realty Corp.	20,232	905,382

Common Stocks, continued

	Shares	Value
Koger Equity, Inc.	4,496	$94,101
La Quinta Corp.*	34,282	219,748
Liberty Property Trust	16,298	633,992
LNR Property Corp.	4,215	208,685
Macerich Co.	12,364	550,198
Mack-Cali Realty Corp.	12,645	526,285
Manufactured Home Communities, Inc.	4,496	169,274
MeriStar Hospitality Corp.*	12,364	80,490
Mills Corp.	8,430	370,920
Nationwide Health Properties, Inc.	12,645	247,210
New Plan Excel Realty Trust, Inc.	21,075	519,920
Pan Pacific Retail Properties	8,711	415,079
Plum Creek Timber Company, Inc.	39,621	1,206,459
Post Properties, Inc.	8,149	227,520
Prentiss Properties Trust	7,868	259,565
Prologis Trust	36,530	1,172,248
Public Storage, Inc.	18,827	816,904
Realty Income Corp.	8,149	325,960
Reckson Associates Realty Corp.	12,364	300,445
Regency Centers Corp.	12,083	481,508
Rouse Co.	17,984	845,248
Shurgard Storage Centers, Inc.—Class A	9,835	370,288
Simon Property Group, Inc.	35,687	1,653,736
SL Green Realty Corp.	7,868	322,981
St. Joe Co.	8,711	324,833
Thornburg Mortgage Asset Corp.	15,455	420,376
Trizec Properties, Inc.	19,670	302,918
United Dominion Realty Trust, Inc.	27,257	523,334
Ventas, Inc.	17,422	383,284
Vornado Realty Trust	21,356	1,169,241
Washington REIT	8,992	262,566
Weingarten Realty Investors	10,678	473,569

TOTAL COMMON STOCKS (Cost $33,313,394)		39,597,652

TOTAL INVESTMENT SECURITIES (Cost $33,313,394)—100.0%		39,597,652
Net other assets (liabilities)—NM		15,717

NET ASSETS—100.0%		$39,613,369

*	Non-income producing security
NM	Not meaningful, amount is less than 0.05%.

See accompanying notes to the financial statements.

150

PROFUNDS VP

ProFund VP Real Estate

Statement of Assets and Liabilities

December 31, 2003
Assets:
Investment securities, at value (cost $33,313,394)	$39,597,652
Dividends and interest receivable	232,924
Receivable for investments sold	5,634,576
Receivable for capital shares issued	36
Prepaid expenses	221

Total Assets	45,465,409

Liabilities:
Cash overdraft	98,607
Payable for capital shares redeemed	5,676,825
Advisory fees payable	28,196
Management services fees payable	5,639
Administration fees payable	1,596
Administrative services fees payable	16,733
Distribution fees payable	9,719
Other accrued expenses	14,725

Total Liabilities	5,852,040

Net Assets	$39,613,369

Net Assets consist of:
Capital	$39,910,883
Accumulated net investment income (loss)	611,505
Accumulated net realized gains (losses) on investments	(7,193,277)
Net unrealized appreciation (depreciation) on investments	6,284,258

Net Assets	$39,613,369

Shares of Beneficial Interest Outstanding	968,668

Net Asset Value (offering and redemption price per share)	$40.89

Statement of Operations

For the year ended December 31, 2003
Investment Income:
Dividends	$1,219,509
Interest	334

Total Investment Income	1,219,843

Expenses:
Advisory fees	180,712
Management services fees	36,143
Administration fees	11,450
Transfer agency and administrative service fees	134,779
Distribution fees	60,158
Custody fees	22,237
Fund accounting fees	19,380
Other fees	22,958

Total Gross Expenses before reductions	487,817
Less Expenses reduced by the Advisor	(11,262)

Total Net Expenses	476,555

Net Investment Income (Loss)	743,288

Realized and Unrealized Gains (Losses) on Investments:
Net realized gains (losses) on investment securities	773,332
Change in net unrealized appreciation/depreciation on investments	4,659,864

Net Realized and Unrealized Gains (Losses) on Investments	5,433,196

Change in Net Assets Resulting from Operations	$6,176,484

See accompanying notes to the financial statements.

151

PROFUNDS VP

ProFund VP Real Estate

Statements of Changes in Net Assets

	For the year ended December 31, 2003	For the year ended December 31, 2002
From Investment Activities:
Operations:
Net investment income (loss)	$743,288	$1,427,079
Net realized gains (losses) on investments	773,332	(5,405,461)
Change in net unrealized appreciation/depreciation on investments	4,659,864	(313,918)

Change in net assets resulting from operations	6,176,484	(4,292,300)

Distributions to Shareholders From:
Net investment income	(460,558)	(1,644,743)
Return of capital	—	(275,790)

Change in net assets resulting from distributions	(460,558)	(1,920,533)

Capital Transactions:
Proceeds from shares issued	283,092,753	408,200,418
Dividends reinvested	460,558	1,920,427
Cost of shares redeemed	(270,576,155)	(422,401,576)

Change in net assets resulting from capital transactions	12,977,156	(12,280,731)

Change in net assets	18,693,082	(18,493,564)
Net Assets:
Beginning of period	20,920,287	39,413,851

End of period	$39,613,369	$20,920,287

Accumulated net investment income (loss)	$611,505	$328,775

Share Transactions:
Issued	7,969,841	11,980,028
Reinvested	13,038	57,128
Redeemed	(7,685,490)	(12,570,630)

Change in shares	297,389	(533,474)

See accompanying notes to the financial statements.

152

PROFUNDS VP

ProFund VP Real Estate

Financial Highlights

Selected data for a share of beneficial interest outstanding throughout the periods indicated.

	For the year ended December 31, 2003	For the year ended December 31, 2002	For the period January 22, 2001(a) through December 31, 2001
Net Asset Value, Beginning of Period	$31.16	$32.72	$30.00

Investment Activities:
Net investment income (loss)	1.09 (b)	1.38 (b)	1.53	(b)
Net realized and unrealized gains (losses) on investments	9.14	(1.34)	1.19

Total income (loss) from investment activities	10.23	0.04	2.72

Distributions to Shareholders From:
Net investment income	(0.50)	(1.37)	—
Return of capital	—	(0.23)	—

Total distributions	(0.50)	(1.60)	—

Net Asset Value, End of Period	$40.89	$31.16	$32.72

Total Return	33.15%	0.02%	9.07	%(c)
Ratios to Average Net Assets:
Gross expenses(d)	2.02%	2.13%	1.99%
Net expenses(d)	1.98%	1.98%	1.99%
Net investment income (loss)(d)	3.08%	4.09%	5.01%
Supplemental Data:
Net assets, end of period (000’s)	$39,613	$20,920	$39,414
Portfolio turnover rate(e)	1,113%	1,163%	753	%(c)

(a)	Commencement of operations
(b)	Per share net investment income (loss) has been calculated using the daily average shares method.
(c)	Not annualized for periods less than one year.
(d)	Annualized for periods less than one year.
(e)	Portfolio turnover rate is calculated without regard to instruments (including options, swap agreements and futures contracts) having a maturity of less than one year.

See accompanying notes to the financial statements.

153

ProFund VP Semiconductor

The ProFund VP Semiconductor seeks daily investment results, before fees and expenses, that correspond to the daily performance of the Dow Jones U.S. Semiconductor Index. For the year ended December 31, 2003, the Fund had a total return of 88.32%1, compared to a return of 93.87%2 for the Index. For the year, the Fund achieved an average daily statistical correlation of over 0.99 to the daily performance of the Index.3

The Fund applies a mathematical approach to investing. In doing so it takes positions in securities and/or financial instruments that, in combination, should have similar daily return characteristics as the Index. The Dow Jones U.S. Semiconductor Index measures the performance of the semiconductor industry of the U.S. equity market. Component companies are engaged in the production of semiconductors and other integrated chips, as well as other related products such as circuit boards and motherboards.

The Dow Jones U.S. Semiconductor Index (and the Fund) benefited from an increase in worldwide sales of semiconductors. The index was led by Intel’s 106% increase in stock price as the chip maker saw strong sales of its new Centrino Processor which was designed to incorporate wireless communications into the personal computer. Of the ten highest weighted constituents of the Index at the beginning of the year, the top performer in terms of stock price return was Intel Corp. (+105.85%) and the worst was Microchip Technology inc. (+36.48%).

Value of a $10,000 Investment*

* The line graph represents historical performance of a hypothetical investment of $10,000 in the ProFund VP Semiconductor from May 1, 2002 to December 31, 2003 assuming the reinvestment of distributions.

Average Annual Total Return as of 12/31/031

	1 Year	Since Inception (5/1/02)

ProFund VP Semiconductor	88.32%	(1.32)%

Dow Jones U.S. Semiconductor Index	93.87%	1.38%

S&P 500 Index	26.38%	1.40%

1 Past performance does not guarantee future results. Total return calculations assume the reinvestment of distributions and do not reflect the effect of taxes. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and net asset value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. During the period, certain fees were reduced. If such fee reductions had not occurred, the quoted performance would be lower. Performance numbers are net of all Fund expenses but do not include any insurance, sales, or administrative charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower.

2 The Dow Jones U.S. Semiconductor Index is a price return index and does not reflect the reinvestment of dividends, the impact of transaction costs, nor the deduction of expenses associated with a mutual fund such as investment management and accounting fees. It is not possible to invest directly in an index. The Fund’s performance does reflect the reinvestment of dividends, the impact of transaction costs and the deduction of fees and expenses.

3 1.00 equals perfect correlation.

4 The S&P 500 Index is an unmanaged index that consists of the common stocks of 500 major U.S. corporations selected for their size and the frequency and ease with which their stocks trade.

The above information is not covered by the Report of Independent Auditors.

154

PROFUNDS VP ProFund VP Semiconductor	Schedule of Portfolio Investments December 31, 2003

Common Stocks (83.2%)

	Shares	Value
Actel Corp.*	860	$20,726
Advanced Micro Devices, Inc.*	12,470	185,803
Agere Systems, Inc.*	27,950	85,248
Agere Systems, Inc.—Class B*	32,680	94,772
Altera Corp.*	13,760	312,352
Amkor Technology, Inc.*	3,440	62,642
Analog Devices, Inc.	13,330	608,514
Applied Materials, Inc.*	59,770	1,341,836
Applied Micro Circuits Corp.*	11,180	66,856
Asyst Technologies, Inc.*	1,720	29,842
Atmel Corp.*	15,910	95,619
ATMI, Inc.*	1,290	29,851
Axcelis Technologies, Inc.*	3,440	35,157
Broadcom Corp.—Class A*	8,600	293,174
Brooks Automation, Inc.*	1,720	41,572
Cirrus Logic, Inc.*	3,010	23,087
Cohu, Inc.	860	16,469
Conexant Systems, Inc.*	9,890	49,153
Credence Systems Corp.*	2,150	28,294
Cree Research, Inc.*	2,580	45,640
Cymer, Inc.*	1,290	59,585
Cypress Semiconductor Corp.*	4,300	91,848
DSP Group, Inc.*	860	21,423
DuPont Photomasks, Inc.*	430	10,380
ESS Technology, Inc.*	1,290	21,943
Exar Corp.*	1,290	22,033
Fairchild Semiconductor International, Inc.*	3,440	85,897
GlobespanVirata, Inc.*	5,160	30,341
Integrated Device Technology, Inc.*	3,870	66,448
Intel Corp.	137,980	4,442,955
Interdigital Communications Corp.*	2,150	44,376
International Rectifier Corp.*	2,150	106,232
Intersil Corp.—Class A	5,160	128,226
KLA-Tencor Corp.*	6,880	403,650
Kopin Corp.*	2,580	17,312
Kulicke & Soffa Industries, Inc.*	1,720	24,734
Lam Research Corp.*	4,730	152,779
Lattice Semiconductor Corp.*	3,870	37,462
Linear Technology Corp.	11,180	470,343
LSI Logic Corp.*	13,760	122,051
LTX Corp.*	1,720	25,852
M-Systems Flash Disk Pioneers, Ltd.*	860	14,861
Marvell Technology Group, Ltd.*	3,010	114,169
Maxim Integrated Products, Inc.	11,610	578,178
Micrel, Inc.*	2,580	40,196
Microchip Technology, Inc.	7,310	243,862
Micron Technology, Inc.*	21,930	295,397
National Semiconductor Corp.*	6,880	271,141
Novellus Systems, Inc.*	5,590	235,060
NVIDIA Corp.*	5,590	129,968

Common Stocks, continued

	Shares	Value
OmniVision Technologies, Inc.*	860	$47,515
Photronics, Inc.*	860	17,131
PMC-Sierra, Inc.*	6,020	121,303
Power Integrations, Inc.*	1,290	43,163
Rambus, Inc.*	3,440	105,608
RF Micro Devices, Inc.*	6,450	64,823
Sandisk Corp.*	2,580	157,741
Semtech Corp.*	2,580	58,643
Silicon Image, Inc.*	2,580	18,653
Silicon Laboratories, Inc.*	1,290	55,754
Silicon Storage Technology, Inc.*	3,010	33,110
Skyworks Solutions, Inc.*	5,160	44,892
Teradyne, Inc.*	6,880	175,096
Texas Instruments, Inc.	62,350	1,831,842
Transmeta Corp.*	4,300	14,620
TriQuint Semiconductor, Inc.*	4,300	30,401
Ultratech Stepper, Inc.*	860	25,258
Varian Semiconductor Equipment Associates, Inc.*	1,290	56,360
Vitesse Semiconductor Corp.*	7,740	45,434
Xilinx, Inc.*	12,470	483,088
Zoran Corp.*	1,720	29,911

TOTAL COMMON STOCKS (Cost $10,742,194)		15,235,655

U.S. Government Agency Obligations (0.1%)

	Principal Amount
Federal National Mortgage Association, 0.50%, 01/02/04	$27,000	26,999

TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS (Cost $26,999)		26,999

TOTAL INVESTMENT SECURITIES (Cost $10,769,193)—83.3%		15,262,654

Net other assets (liabilities)—16.7%		3,069,714

NET ASSETS—100.0%		$18,332,368

Swap Agreements

	Units	Unrealized Appreciation (Depreciation)
Equity Index Swap Agreement based on the Dow Jones U.S. Semiconductor Index expiring 01/02/04 (Underlying notional amount at value $3,072,996)	30,730	$(127)

*	Non-income producing security

See accompanying notes to the financial statements.

155

PROFUNDS VP

ProFund VP Semiconductor

Statement of Assets and Liabilities

December 31, 2003
Assets:
Investments securities, at value (cost $10,769,193)	$15,262,654
Cash	16
Dividends and interest receivable	52
Receivable for investments sold	5,165,143
Prepaid expenses	80

Total Assets	20,427,945

Liabilities:
Payable for capital shares redeemed	2,053,659
Unrealized depreciation on swap agreements	127
Advisory fees payable	16,481
Management services fees payable	3,296
Administration fees payable	758
Administrative services fees payable	8,407
Distribution fees payable	4,206
Other accrued expenses	8,643

Total Liabilities	2,095,577

Net Assets	$18,332,368

Net Assets consist of:
Capital	$17,320,155
Accumulated net realized gains (losses) on investments	(3,481,121)
Net unrealized appreciation (depreciation) on investments	4,493,334

Net Assets	$18,332,368

Shares of Beneficial Interest Outstanding	624,831

Net Asset Value (offering and redemption price per share)	$29.34

Statement of Operations

For the year ended December 31, 2003
Investment Income:
Dividends	$32,604
Interest	307

Total Investment Income	32,911

Expenses:
Advisory fees	96,372
Management services fees	19,275
Administration fees	6,036
Transfer agency and administrative service fees	73,728
Distribution fees	32,124
Custody fees	18,510
Fund accounting fees	9,747
Other fees	8,217

Total Gross Expenses before reductions	264,009
Less Expenses reduced by the Advisor	(9,772)

Total Net Expenses	254,237

Net Investment Income (Loss)	(221,326)

Realized and Unrealized Gains (Losses) on Investments:
Net realized gains (losses) on investment securities	67,026
Change in net unrealized appreciation/depreciation on investments	4,432,258

Net Realized and Unrealized Gains (Losses) on Investments	4,499,284

Change in Net Assets Resulting from Operations	$4,277,958

See accompanying notes to the financial statements.

156

PROFUNDS VP

ProFund VP Semiconductor

Statements of Changes in Net Assets

	For the year ended December 31, 2003	For the period May 1, 2002(a) through December 31, 2002
From Investment Activities:
Operations:
Net investment income (loss)	$(221,326)	$(57,969)
Net realized gains (losses) on investments	67,026	(4,741,377)
Change in net unrealized appreciation/depreciation on investments	4,432,258	61,076

Change in net assets resulting from operations	4,277,958	(4,738,270)

Capital Transactions:
Proceeds from shares issued	163,290,583	91,718,030
Cost of shares redeemed	(153,025,938)	(83,189,995)

Change in net assets resulting from capital transactions	10,264,645	8,528,035

Change in net assets	14,542,603	3,789,765
Net Assets:
Beginning of period	3,789,765	—

End of period	$18,332,368	$3,789,765

Share Transactions:
Issued	7,522,727	4,809,073
Redeemed	(7,141,102)	(4,565,867)

Change in shares	381,625	243,206

(a)	Commencement of operations

See accompanying notes to the financial statements.

157

PROFUNDS VP

ProFund VP Semiconductor

Financial Highlights

Selected data for a share of beneficial interest outstanding throughout the periods indicated.

	For the year ended December 31, 2003		For the period May 1, 2002(a) through December 31, 2002
Net Asset Value, Beginning of Period	$15.58		$30.00

Investment Activities:
Net investment income (loss)	(0.41	)(b)	(0.24	)(b)
Net realized and unrealized gains (losses) on investments	14.17		(14.18)

Total income (loss) from investment activities	13.76		(14.42)

Net Asset Value, End of Period	$29.34		$15.58

Total Return	88.32%		(48.07	)%(c)
Ratios to Average Net Assets:
Gross expenses(d)	2.05%		2.33%
Net expenses(d)	1.98%		1.98%
Net investment income (loss)(d)	(1.72)%		(1.89)%
Supplemental Data:
Net assets, end of period (000’s)	$18,332		$3,790
Portfolio turnover rate(e)	1,364%		886	%(c)

(a)	Commencement of operations
(b)	Per share net investment income (loss) has been calculated using the daily average shares method.
(c)	Not annualized for periods less than one year.
(d)	Annualized for periods less than one year.
(e)	Portfolio turnover rate is calculated without regard to instruments (including options, swap agreements and futures contracts) having a maturity of less than one year.

See accompanying notes to the financial statements.

158

ProFund VP Technology

The ProFund VP Technology seeks daily investment results, before fees and expenses, that correspond to the daily performance of the Dow Jones U.S. Technology Sector Index. For the year ended December 31, 2003, the Fund had a total of 45.97%1, compared to a return of 50.38%2 for the Index. For the year, the Fund achieved an average daily statistical correlation of over 0.99 to the daily performance of the Index.3

The Fund applies a mathematical approach to investing. In doing so it takes positions in securities and/or financial instruments that, in combination, should have similar daily return characteristics as the Index. The Dow Jones U.S. Technology Sector Index measures the performance of the technology sector of the U.S. equity market. Component companies include those involved in computers and office equipment, software, communications technology, semiconductors, diversified technology services and Internet services.

The Dow Jones U.S. Technology Sector Index (and the Fund) benefited from a stabilization of information technology spending and a rise of tech company valuations. Consumer electronics and global chip sales fared especially well, specifically within the growing market for digital and wireless devices. PC sales, led by notebook PC sales, also jumped in 2003. Of the ten highest constituents of the Index at the beginning of the year, the top performer in terms of stock price return was Intel Corp. (+105.85%) and the worst was Microsoft Corp. (+5.88%).

Value of a $10,000 Investment*

* The line graph represents historical performance of a hypothetical investment of $10,000 in the ProFund VP Technology from January 22, 2001 to December 31, 2003 assuming the reinvestment of distributions.

Average Annual Total Return as of 12/31/031

	1 Year	Since Inception (1/22/01)

ProFund VP Technology	45.97%	(20.01)%

Dow Jones U.S. Technology Index	50.38%	(17.68)%

S&P 500 Index	26.38%	(6.22)%

1 Past performance does not guarantee future results. Total return calculations assume the reinvestment of distributions and do not reflect the effect of taxes. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and net asset value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. During the period, certain fees were reduced. If such fee reductions had not occurred, the quoted performance would be lower. Performance numbers are net of all Fund expenses but do not include any insurance, sales, or administrative charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower.

2 The Dow Jones U.S. Technology Index is a price return index and does not reflect the reinvestment of dividends, the impact of transaction costs, nor the deduction of expenses associated with a mutual fund such as investment management and accounting fees. It is not possible to invest directly in an index. The Fund’s performance does reflect the reinvestment of dividends, the impact of transaction costs and the deduction of fees and expenses.

3 1.00 equals perfect correlation.

4 The S&P 500 Index is an unmanaged index that consists of the common stocks of 500 major U.S. corporations selected for their size and the frequency and ease with which their stocks trade.

The above information is not covered by the Report of Independent Auditors.

159

PROFUNDS VP ProFund VP Technology	Schedule of Portfolio Investments December 31, 2003

Common Stocks (100.6%)

	Shares	Value

3Com Corp.*	8,140	$66,504
Adobe Systems, Inc.	5,698	223,931
Advanced Micro Devices, Inc.*	5,698	84,900
Affiliated Computer Services, Inc.—Class A*	2,442	132,991
Agere Systems, Inc.*	26,862	81,929
Altera Corp.*	6,512	147,822
Amdocs, Ltd.*	3,256	73,195
American Tower Corp.*	4,070	44,037
Amphenol Corp.—Class A*	814	52,039
Analog Devices, Inc.	6,512	297,273
Apple Computer, Inc.*	6,512	139,161
Applied Materials, Inc.*	29,304	657,875
Atmel Corp.*	8,954	53,814
Autodesk, Inc.	1,628	40,016
Avaya, Inc.*	7,326	94,798
BEA Systems, Inc.*	8,140	100,122
BMC Software, Inc.*	4,070	75,906
Broadcom Corp.—Class A*	4,884	166,496
Cadence Design Systems, Inc.*	4,884	87,814
Check Point Software Technologies, Ltd.*	4,070	68,457
CIENA Corp.*	10,582	70,264
Cisco Systems, Inc.*	116,402	2,827,405
Citrix Systems, Inc.*	3,256	69,060
Cognizant Technology Solutions Corp.*	814	37,151
Computer Associates International, Inc.	7,326	200,293
Computer Sciences Corp.*	3,256	144,013
Comverse Technology, Inc.*	3,256	57,273
Corning, Inc.*	21,978	229,231
Crown Castle International Corp.*	4,070	44,892
Cymer, Inc.*	814	37,599
Cypress Semiconductor Corp.*	1,628	34,774
Dell, Inc.*	39,072	1,326,885
Electronic Data Systems Corp.	8,140	199,756
EMC Corp.*	39,886	515,327
Emulex Corp.*	1,628	43,435
Fairchild Semiconductor International, Inc.*	1,628	40,651
Foundry Networks, Inc.*	2,442	66,813
Harris Corp.	1,628	61,783
Hewlett-Packard Co.	46,398	1,065,762
Intel Corp.	109,076	3,512,246
International Business Machines Corp.	29,304	2,715,895
International Rectifier Corp.*	1,628	80,439
Intersil Corp.—Class A	2,442	60,684
Intuit, Inc.*	3,256	172,275
JDS Uniphase Corp.*	22,792	83,191
Juniper Networks, Inc.*	7,326	136,850
KLA-Tencor Corp.*	4,884	286,544
Lam Research Corp.*	2,442	78,877
Level 3 Communications, Inc.*	10,582	60,317
Lexmark International Group, Inc.*	2,442	192,039
Linear Technology Corp.	6,512	273,960
LSI Logic Corp.*	6,512	57,761
Lucent Technologies, Inc.*	69,190	196,500
Marvell Technology Group Ltd.*	1,628	61,750
Maxim Integrated Products, Inc.	7,326	364,835
Maxtor Corp.*	4,884	54,212
Mercury Interactive Corp.*	2,442	118,779
Microchip Technology, Inc.	3,256	108,620
Micron Technology, Inc.*	9,768	131,575

Common Stocks, continued

	Shares	Value
Microsoft Corp.	175,010	$4,819,776
Motorola, Inc.	39,072	549,743
National Semiconductor Corp.*	3,256	128,319
NCR Corp.*	2,442	94,750
Network Appliance, Inc.*	7,326	150,403
Network Associates, Inc.*	3,256	48,970
Novell, Inc.*	6,512	68,506
Novellus Systems, Inc.*	4,884	205,372
NVIDIA Corp.*	3,256	75,702
Oracle Corp.*	66,748	881,074
PeopleSoft, Inc.*	5,698	129,914
Pitney Bowes, Inc.	5,698	231,453
PMC-Sierra, Inc.*	3,256	65,608
QLogic Corp.*	3,256	168,010
Qualcomm, Inc.	15,466	834,081
Rambus, Inc.*	1,628	49,980
Reynolds & Reynolds Co.	1,628	47,293
Sandisk Corp.*	1,628	99,536
Scientific-Atlanta, Inc.	2,442	66,667
Seagate Technology Common	4,070	76,923
Siebel Systems, Inc.*	9,768	135,482
Storage Technology Corp.*	2,442	62,882
Sun Microsystems, Inc.*	53,724	241,221
SunGard Data Systems, Inc.*	4,884	135,336
Sybase, Inc.*	1,628	33,504
Symantec Corp.*	5,698	197,436
Synopsys, Inc.*	3,256	109,923
Tellabs, Inc.*	6,512	54,896
Teradyne, Inc.*	3,256	82,865
Texas Instruments, Inc.	28,490	837,036
Unisys Corp.*	5,698	84,615
UTStarcom, Inc.*	1,628	60,350
VeriSign, Inc.*	4,070	66,341
Veritas Software Corp.*	7,326	272,234
WebMD Corp.*	4,884	43,907
Western Digital Corp.*	3,256	38,388
Xerox Corp.*	13,024	179,731
Xilinx, Inc.*	6,512	252,275
Yahoo!, Inc.*	12,210	551,526
Zebra Technologies Corp.*	814	54,025

TOTAL COMMON STOCKS (Cost $23,395,577)		30,794,849

U.S. Government Agency Obligations (0.4%)

	Principal Amount
Federal National Mortgage Association, 0.50%, 01/02/04	$135,000	134,998

TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS (Cost $134,998)		134,998

TOTAL INVESTMENT SECURITIES (Cost $23,530,575)—101.0%		30,929,847
Net other assets (liabilities)—(1.0)%		(299,037)

NET ASSETS—100.0%		$30,630,810

*	Non-income producing security

See accompanying notes to the financial statements.

160

PROFUNDS VP

ProFund VP Technology

Statement of Assets and Liabilities

December 31, 2003
Assets:
Investment securities, at value (cost $23,530,575)	$30,929,847
Cash	246
Dividends and interest receivable	5,613
Receivable for capital shares issued	26,512
Prepaid expenses	170

Total Assets	30,962,388

Liabilities:
Payable for capital shares redeemed	276,164
Advisory fees payable	18,859
Management services fees payable	3,772
Administration fees payable	1,123
Administrative services fees payable	8,942
Distribution fees payable	9,952
Other accrued expenses	12,766

Total Liabilities	331,578

Net Assets	$30,630,810

Net Assets consist of:
Capital	$36,196,841
Accumulated net realized gains (losses) on investments	(12,965,303)
Net unrealized appreciation (depreciation) on investments	7,399,272

Net Assets	$30,630,810

Shares of Beneficial Interest Outstanding	1,968,529

Net Asset Value (offering and redemption price per share)	$15.56

Statement of Operations

For the year ended December 31, 2003
Investment Income:
Dividends	$94,525
Interest	850

Total Investment Income	95,375

Expenses:
Advisory fees	155,594
Management services fees	31,119
Administration fees	9,819
Transfer agency and administrative service fees	93,940
Distribution fees	51,865
Custody fees	23,272
Fund accounting fees	16,592
Other fees	18,881

Total Gross Expenses before reductions	401,082
Less Expenses reduced by the Advisor	(422)

Total Net Expenses	400,660

Net Investment Income (Loss)	(305,285)

Realized and Unrealized Gains (Losses) on Investments:
Net realized gains (losses) on investment securities	(1,409,803)
Change in net unrealized appreciation/depreciation on investments	6,652,164

Net Realized and Unrealized Gains (Losses) on Investments	5,242,361

Change in Net Assets Resulting from Operations	$4,937,076

See accompanying notes to the financial statements.

161

PROFUNDS VP

ProFund VP Technology

Statements of Changes in Net Assets

	For the year ended December 31, 2003	For the year ended December 31, 2002
From Investment Activities:
Operations:
Net investment income (loss)	$(305,285)	$(216,156)
Net realized gains (losses) on investments	(1,409,803)	(8,354,759)
Change in net unrealized appreciation/depreciation on investments	6,652,164	(978,518)

Change in net assets resulting from operations	4,937,076	(9,549,433)

Capital Transactions:
Proceeds from shares issued	143,341,240	118,000,430
Cost of shares redeemed	(132,918,727)	(108,589,596)

Change in net assets resulting from capital transactions	10,422,513	9,410,834

Change in net assets	15,359,589	(138,599)
Net Assets:
Beginning of period	15,271,221	15,409,820

End of period	$30,630,810	$15,271,221

Share Transactions:
Issued	10,994,361	8,366,705
Redeemed	(10,458,167)	(7,791,673)

Change in shares	536,194	575,032

See accompanying notes to the financial statements.

162

PROFUNDS VP

ProFund VP Technology

Financial Highlights

Selected data for a share of beneficial interest outstanding throughout the periods indicated.

	For the year ended December 31, 2003		For the year ended December 31, 2002		For the period January 22, 2001(a) through December 31, 2001
Net Asset Value, Beginning of Period	$10.66		$17.97		$30.00

Investment Activities:
Net investment income (loss)	(0.20	)(b)	(0.24	)(b)	(0.34	)(b)
Net realized and unrealized gains (losses) on investments	5.10		(7.07)		(11.69)

Total income (loss) from investment activities	4.90		(7.31)		(12.03)

Net Asset Value, End of Period	$15.56		$10.66		$17.97

Total Return	45.97%		(40.68)%		(40.10	)%(c)
Ratios to Average Net Assets:
Gross expenses(d)	1.93%		2.27%		2.10%
Net expenses(d)	1.93%		1.98%		2.10%
Net investment income (loss)(d)	(1.47)%		(1.77)%		(1.91)%
Supplemental Data:
Net assets, end of period (000's)	$30,631		$15,271		$15,410
Portfolio turnover rate(e)	702%		1,208%		2,548	%(c)

(a)	Commencement of operations
(b)	Per share net investment income (loss) has been calculated using the daily average shares method.
(c)	Not annualized for periods less than one year.
(d)	Annualized for periods less than one year.
(e)	Portfolio turnover rate is calculated without regard to instruments (including options, swap agreements and futures contracts) having a maturity of less than one year.

See accompanying notes to the financial statements.

163

ProFund VP Telecommunications

The ProFund VP Telecommunications seeks daily investment results, before fees and expenses, that correspond to the daily performance of the Dow Jones U.S. Telecommunications Sector Index. For the year ended December 31, 2003, the Fund had a total return of 2.46%1, compared to a return of 3.55%2 for the Index. For the year, the Fund achieved an average daily statistical correlation of over 0.99 to the daily performance of the Index.3

The Fund applies a mathematical approach to investing. In doing so it takes positions in securities and/or financial instruments that, in combination, should have a similar daily return characteristics as the Index. The Dow Jones U.S. Telecommunications Sector Index measures the performance of the telecommunications economic sector of the U.S. equity market. Component companies include fixed-line communications and wireless communications companies.

The Dow Jones U.S. Telecommunication Sector Index (and the Fund) experienced a difficult start, declining approximately 25% by mid-March. The sector staged a turnaround to finish the year on the positive side in part due to positive economic news and optimistic earnings announcements. Telecommunications equipment companies, which had suffered acutely from the burst of the tech bubble, led the post March rally as demand increased. Of the ten highest weighted constituents of the Index at the beginning of the year, the top performer in terms of stock price return was Nextel Communications Inc (+142.94%) and the worst was AT&T Corp. (-22.25%).

Value of a $10,000 Investment*

* The line graph represents historical performance of a hypothetical investment of $10,000 in the ProFund VP Telecommunications from January 22, 2001 to December 31, 2003 assuming the reinvestment of distributions.

Average Annual Total Return as of 12/31/031

	1 Year	Since Inception (1/22/01)

ProFund VP Telecommunications	2.46%	(23.33)%

Dow Jones U.S. Telecommunications Index	3.55%	(21.51)%

S&P 500 Index	26.38%	(6.22)%

1 Past performance does not guarantee future results. Total return calculations assume the reinvestment of distributions and do not reflect the effect of taxes. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and net asset value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. During the period, certain fees were reduced. If such fee reductions had not occurred, the quoted performance would be lower. Performance numbers are net of all Fund expenses but do not include any insurance, sales, or administrative charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower.

2 The Dow Jones U.S. Telecommunications Index is a price return index and does not reflect the reinvestment of dividends, the impact of transaction costs, nor the deduction of expenses associated with a mutual fund such as investment management and accounting fees. It is not possible to invest directly in an index. The Fund’s performance does reflect the reinvestment of dividends, the impact of transaction costs and the deduction of fees and expenses.

3 1.00 equals perfect correlation.

4 The S&P Index is an unmanaged index that consists of the common stocks of 500 major U.S. corporations selected for their size and the frequency and ease with which their stocks trade.

The above information is not covered by the Report of Independent Auditors.

164

PROFUNDS VP ProFund VP Telecommunications	Schedule of Portfolio Investments December 31, 2003

Common Stocks (78.0%)

	Shares	Value
Alltel Corp.	6,630	$308,825
AT&T Corp.	16,575	336,473
AT&T Wireless Services, Inc.*	44,873	358,535
BellSouth Corp.	23,175	655,853
CenturyTel, Inc.	2,873	93,717
Cincinnati Bell, Inc.*	5,083	25,669
Citizens Communications Co.*	5,967	74,110
IDT Corp.*	221	4,895
IDT Corp.—Class B*	884	20,447
Nextel Communications, Inc.—Class A*	12,321	345,727
Nextel Partners, Inc.—Class A*	884	11,890
NII Holdings, Inc.— Class B*	442	32,986
Qwest Communications International, Inc*	30,277	130,797
SBC Communications, Inc.	53,894	1,405,017
Sprint Corp. (FON Group)	15,706	257,893
Sprint Corp. (PCS Group)*	16,575	93,152
Telephone & Data Systems, Inc.	1,105	69,118
US Cellular Corp.*	221	7,846
Verizon Communications, Inc.	44,602	1,564,637
Western Wireless Corp.—Class A*	1,547	28,403
Wireless Facilities, Inc.*	1,105	16,420

TOTAL COMMON STOCKS (Cost $4,870,883)		5,842,410

TOTAL INVESTMENT SECURITIES (Cost $4,870,883)—78.0%		5,842,410
Net other assets (liabilities)—22.0%		1,646,038

NET ASSETS—100.0%		$7,488,448

Swap Agreements

	Units	Unrealized Appreciation (Depreciation)
Equity Index Swap Agreement based on the Dow Jones U.S. Telecommunications Sector Index expiring 01/02/04 (Underlying notional amount at value $1,629,844)	16,298	$(76)

*	Non-income producing security

See accompanying notes to the financial statements.

165

PROFUNDS VP ProFund VP Telecommunications

Statement of Assets and Liabilities

December 31, 2003
Assets:
Investment securities, at value (cost $4,870,883)	$5,842,410
Dividends and interest receivable	5,345
Receivable for investments sold	1,661,087
Receivable for capital shares issued	708,962
Prepaid expenses	45

Total Assets	8,217,849

Liabilities:
Cash overdraft	3,292
Payable for investments purchased	713,360
Unrealized depreciation on swap agreements	76
Advisory fees payable	4,310
Management services fees payable	862
Administration fees payable	238
Administrative services fees payable	2,625
Distribution fees payable	1,312
Other accrued expenses	3,326

Total Liabilities	729,401

Net Assets	$7,488,448

Net Assets consist of:
Capital	$10,261,192
Accumulated net investment income (loss)	165,601
Accumulated net realized gains (losses) on investments	(3,909,796)
Net unrealized appreciation (depreciation) on investments	971,451

Net Assets	$7,488,448

Shares of Beneficial Interest Outstanding	545,137

Net Asset Value (offering and redemption price per share)	$13.74

Statement of Operations

For the year ended December 31, 2003
Investment Income:
Dividends	$301,554
Interest	193

Total Investment Income	301,747

Expenses:
Advisory fees	51,642
Management services fees	10,328
Administration fees	3,321
Transfer agency and administrative service fees	41,221
Distribution fees	17,214
Custody fees	7,735
Fund accounting fees	5,929
Other fees	5,040

Total Gross Expenses before reductions	142,430
Less Expenses reduced by the Advisor	(6,284)

Total Net Expenses	136,146

Net Investment Income (Loss)	165,601

Realized and Unrealized Gains (Losses) on Investments:
Net realized gains (losses) on investment securities	(895,596)
Net realized gains (losses) on swap agreements	3,519
Change in net unrealized appreciation/depreciation on investments	(157,393)

Net Realized and Unrealized Gains (Losses) on Investments	(1,049,470)

Change in Net Assets Resulting from Operations	$(883,869)

See accompanying notes to the financial statements.

166

PROFUNDS VP

ProFund VP Telecommunications

Statements of Changes in Net Assets

	For the year ended December 31, 2003	For the year ended December 31, 2002

From Investment Activities:
Operations:
Net investment income (loss)	$165,601	$(51,088)
Net realized gains (losses) on investments	(892,077)	(1,634,461)
Change in net unrealized appreciation/depreciation on investments	(157,393)	1,004,787

Change in net assets resulting from operations	(883,869)	(680,762)

Capital Transactions:
Proceeds from shares issued	84,049,515	88,752,147
Cost of shares redeemed	(92,472,931)	(75,426,114)

Change in net assets resulting from capital transactions	(8,423,416)	13,326,033

Change in net assets	(9,307,285)	12,645,271
Net Assets:
Beginning of period	16,795,733	4,150,462

End of period	$7,488,448	$16,795,733

Accumulated net investment income (loss)	$165,601	$—

Share Transactions:
Issued	6,502,112	6,192,167
Redeemed	(7,209,075)	(5,132,470)

Change in shares	(706,963)	1,059,697

See accompanying notes to the financial statements.

167

PROFUNDS VP

ProFund VP Telecommunications

Financial Highlights

Selected data for a share of beneficial interest outstanding throughout the periods indicated.

	For the year ended December 31, 2003	For the year ended December 31, 2002		For the period January 22, 2001(a) through December 31, 2001
Net Asset Value, Beginning of Period	$13.41	$21.57		$30.00

Investment Activities:
Net investment income (loss)	0.31 (b)	(0.10	)(b)	(0.28	)(b)
Net realized and unrealized gains (losses) on investments	0.02 (c)	(8.06)		(8.15)

Total income (loss) from investment activities	0.33	(8.16)		(8.43)

Net Asset Value, End of Period	$13.74	$13.41		$21.57

Total Return	2.46%	(37.83)%		(28.10	)%(d)
Ratios to Average Net Assets:
Gross expenses(e)	2.06%	2.19%		2.17%
Net expenses(e)	1.97%	1.98%		2.17%
Net investment income (loss)(e)	2.40%	(0.72)%		(1.27)%
Supplemental Data:
Net assets, end of period (000’s)	$7,488	$16,796		$4,150
Portfolio turnover rate(f)	1,508%	1,290%		2,830	%(d)

(a)	Commencement of operations
(b)	Per share net investment income (loss) has been calculated using the daily average shares method.
(c)	The amount shown for a share outstanding throughout the period does not accord with the change in aggregate gains and losses in the portfolio of securities during the period because of the timing of sales and purchases of fund shares in relation to fluctuating market values during the period.
(d)	Not annualized for periods less than one year.
(e)	Annualized for periods less than one year.
(f)	Portfolio turnover rate is calculated without regard to instruments (including options, swap agreements and futures contracts) having a maturity of less than one year.

See accompanying notes to the financial statements.

168

ProFund VP Utilities

The ProFund VP Utilities seeks daily investment results, before fees and expenses, that correspond to the daily performance of the Dow Jones U.S. Utilities Sector Index. For the year ended December 31, 2003, the Fund had a total return of 21.37%1, compared to a return of 19.62%2 of the Index.3

The Fund applies a mathematical approach to investing. In doing so it takes positions in securities and/or financial instruments that, in combination, should have similar daily return characteristics as the Index. The Dow Jones U.S. Utilities Sector Index measures the performance of the utilities economic sector of the U.S. equity market. Component companies include electric utilities, gas utilities and water utilities.

The Dow Jones U.S. Utilities Sector Index (and the Fund) responded well during the latter part of the year following the official end of the war in Iraq as uncertainties regarding the region dissipated. There was a general increase in demand for power as a result of higher demand for industrial production. The sector also began to recover from scandals surrounding companies within the sector during the previous year. Of the ten highest weighted constituents of the Index at the beginning of the year, the top performer in terms of stock price return was Exelon Corp. (+25.75%) and the worst was Consolidated Edison (+0.44%)

Value of a $10,000 Investment*

* The line graph represents historical performance of a hypothetical investment of $10,000 in the ProFund VP Utilities from January 22, 2001 to December 31, 2003 assuming the reinvestment of distributions.

Average Annual Total Return as of 12/31/031

	1 Year	Since Inception (1/22/01)

ProFund VP Utilities	21.37%	(8.92)%

Dow Jones U.S. Utilities Index	19.62%	(9.88)%

S&P 500 Index	26.38%	(6.22)%

1 Past performance does not guarantee future results. Total return calculations assume the reinvestment of distributions and do not reflect the effect of taxes. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and net asset value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. During the period, certain fees were reduced. If such fee reductions had not occurred, the quoted performance would be lower. Performance numbers are net of all Fund expenses but do not include any insurance, sales, or administrative charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower.

2 The Dow Jones U.S. Utilities Index is a price return index and does not reflect the reinvestment of dividends, the impact of transaction costs, nor the deduction of expenses associated with a mutual fund such as investment management and accounting fees. It is not possible to invest directly in an index. The Fund’s performance does reflect the reinvestment of dividends, the impact of transaction costs and the deduction of fees and expenses.

3 1.00 equals perfect correlation.

4 The S&P 500 Index is an unmanaged index that consists of the common stocks of 500 major U.S. corporations selected for their size and the frequency and ease with which their stocks trade.

The above information is not covered by the Report of Independent Auditors.

169

PROFUNDS VP ProFund VP Utilities	Schedule of Portfolio Investments December 31, 2003

Common Stocks (100.5%)

	Shares	Value
AES Corp.*	39,072	$368,840
AGL Resources, Inc.	3,848	111,977
Allegheny Energy, Inc.*	8,288	105,755
Alliant Energy Corp.	7,400	184,260
Ameren Corp.	10,656	490,176
American Electric Power, Inc.	26,048	794,724
Aquilla, Inc.*	13,024	44,151
Atmos Energy Corp.	3,256	79,121
Avista Corp.	2,960	53,635
Black Hills Corp.	2,072	61,808
Calpine Corp.*	27,232	130,986
CenterPoint Energy, Inc.	17,760	172,094
Cinergy Corp.	10,952	425,047
CLECO Corp.	3,256	58,543
CMS Energy Corp.*	10,656	90,789
Consolidated Edison, Inc.	14,800	636,548
Constellation Energy Group, Inc.	10,952	428,880
Dominion Resources, Inc.	21,312	1,360,345
DPL, Inc.	6,216	129,790
DTE Energy Co.	11,248	443,171
Duke Energy Corp.	59,792	1,222,746
Duquesne Light Holdings, Inc.	5,032	92,287
Dynegy, Inc.—Class A*	18,352	78,547
Edison International*	21,608	473,863
El Paso Electric Co.*	3,256	43,468
Energen Corp.	2,072	85,014
Energy East Corp.	9,768	218,803
Entergy Corp.	15,096	862,434
Equitable Resources, Inc.	4,144	177,860
Exelon Corp.	21,608	1,433,907
FirstEnergy Corp.	21,904	771,021
FPL Group, Inc.	11,248	735,844
Great Plains Energy, Inc.	4,440	141,281
Hawaiian Electric Industries, Inc.	2,368	112,172
IDACORP, Inc.	2,664	79,707
KeySpan Corp.	10,360	381,248
MDU Resources Group, Inc.	6,808	162,098
National Fuel Gas Co.	5,032	122,982
New Jersey Resources Corp.	1,776	68,394
NICOR, Inc.	2,960	100,758
NiSource, Inc.	17,464	383,160
Northeast Utilities System	8,288	167,169
Northwest Natural Gas Co.	1,776	54,612
NSTAR	3,552	172,272
NUI Corp.	1,184	19,086
OGE Energy Corp.	5,624	136,045
ONEOK, Inc.	5,328	117,642
Peoples Energy Corp.	2,368	99,551

Common Stocks, continued

	Shares	Value
Pepco Holdings, Inc.	11,248	$219,786
PG&E Corp.*	25,752	715,133
Philadelphia Suburban Corp.	6,216	137,374
Piedmont Natural Gas Company, Inc.	2,072	90,049
Pinnacle West Capital Corp.	5,920	236,918
PNM Resources, Inc.	2,664	74,858
PPL Corp.	11,840	518,000
Progress Energy, Inc.	16,280	736,833
Public Service Enterprise Group, Inc.	15,392	674,170
Puget Energy, Inc.	6,216	147,754
Questar Corp.	5,624	197,684
Reliant Resources, Inc.*	18,352	135,071
SCANA Corp.	6,512	223,036
Sempra Energy	13,024	391,502
Sierra Pacific Resources*	7,696	56,489
Southern Co.	48,248	1,459,502
Southern Union Co.*	3,552	65,357
TECO Energy, Inc.	12,432	179,145
Texas Genco Holdings, Inc.	888	28,860
TXU Corp.	21,312	505,521
UGI Corp.	2,960	100,344
Unisource Energy Corp.	2,072	51,096
Vectren Corp.	5,032	124,039
Westar Energy, Inc.	4,736	95,904
WGL Holdings, Inc.	3,256	90,484
Wisconsin Energy Corp.	7,696	257,431
WPS Resources Corp.	2,368	109,473
Xcel Energy, Inc.	26,344	447,321

TOTAL COMMON STOCKS (Cost $18,591,469)		22,753,745

U.S. Government Agency Obligations (0.3%)

	Principal Amount
Federal National Mortgage Association, 0.50%, 01/02/04	$76,000	75,999

TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS (Cost $75,999)		75,999

TOTAL INVESTMENT SECURITIES (Cost $18,667,468)—100.8%		22,829,744
Net other assets (liabilities)—(0.8)%		(177,240)

NET ASSETS—100.0%		$22,652,504

*	Non-income producing security

See accompanying notes to the financial statements.

170

PROFUNDS VP

ProFund VP Utilities

Statement of Assets and Liabilities

December 31, 2003
Assets:
Investment securities, at value (cost $18,667,468)	$22,829,744
Cash	781
Dividends and interest receivable	26,485
Prepaid expenses	148

Total Assets	22,857,158

Liabilities:
Payable for capital shares redeemed	167,566
Advisory fees payable	13,346
Management services fees payable	2,669
Administration fees payable	687
Administrative services fees payable	7,593
Distribution fees payable	3,799
Other accrued expenses	8,994

Total Liabilities	204,654

Net Assets	$22,652,504

Net Assets consist of:
Capital	$27,099,869
Accumulated net investment income (loss)	385,128
Accumulated net realized gains (losses) on investments	(8,994,769)
Net unrealized appreciation (depreciation) on investments	4,162,276

Net Assets	$22,652,504

Shares of Beneficial Interest Outstanding	1,012,127

Net Asset Value (offering and redemption price per share)	$22.38

Statement of Operations

For the year ended December 31, 2003
Investment Income:
Dividends	$768,778
Interest	372

Total Investment Income	769,150

Expenses:
Advisory fees	145,645
Management services fees	29,129
Administration fees	9,290
Transfer agency and administrative service fees	112,432
Distribution fees	48,548
Custody fees	20,958
Fund accounting fees	16,451
Other fees	17,252

Total Gross Expenses before reductions	399,705
Less Expenses reduced by the Advisor	(15,683)

Total Net Expenses	384,022

Net Investment Income (Loss)	385,128

Realized and Unrealized Gains (Losses) on Investments:
Net realized gains (losses) on investment securities	412,890
Change in net unrealized appreciation/depreciation on investments	2,293,378

Net Realized and Unrealized Gains (Losses) on Investments	2,706,268

Change in Net Assets Resulting from Operations	$3,091,396

See accompanying notes to the financial statements.

171

PROFUNDS VP

ProFund VP Utilities

Statements of Changes in Net Assets

	For the year ended December 31, 2003	For the year ended December 31, 2002

From Investment Activities:
Operations:
Net investment income (loss)	$385,128	$429,358
Net realized gains (losses) on investments	412,890	(6,362,421)
Change in net unrealized appreciation/depreciation on investments	2,293,378	1,307,557

Change in net assets resulting from operations	3,091,396	(4,625,506)

Distributions to Shareholders From:
Net investment income	(429,358)	—

Change in net assets resulting from distributions	(429,358)	—

Capital Transactions:
Proceeds from shares issued	206,037,746	224,791,256
Dividends reinvested	429,358	—
Cost of shares redeemed	(212,502,733)	(207,560,080)

Change in net assets resulting from capital transactions	(6,035,629)	17,231,176

Change in net assets	(3,373,591)	12,605,670
Net Assets:
Beginning of period	26,026,095	13,420,425

End of period	$22,652,504	$26,026,095

Accumulated net investment income (loss)	$385,128	$429,358

Share Transactions:
Issued	10,185,139	10,351,013
Reinvested	19,314	—
Redeemed	(10,578,387)	(9,508,462)

Change in shares	(373,934)	842,551

See accompanying notes to the financial statements.

172

PROFUNDS VP

ProFund VP Utilities

Financial Highlights

Selected data for a share of beneficial interest outstanding throughout the periods indicated.

	For the year ended December 31, 2003	For the year ended December 31, 2002	For the period January 22, 2001(a) through December 31, 2001
Net Asset Value, Beginning of Period	$18.78	$24.69	$30.00

Investment Activities:
Net investment income (loss)	0.40 (b)	0.51 (b)	0.39	(b)
Net realized and unrealized gains (losses) on investments	3.61	(6.42)	(5.70)

Total income (loss) from investment activities	4.01	(5.91)	(5.31)

Distribution to Shareholders From:
Net investment income	(0.41)	—	—

Net Asset Value, End of Period	$22.38	$18.78	$24.69

Total Return	21.37%	(23.94)%	(17.70	)%(c)
Ratios to Average Net Assets:
Gross expenses(d)	2.06%	2.17%	2.05%
Net expenses(d)	1.98%	1.98%	2.05%
Net investment income (loss)(d)	1.98%	2.31%	1.44%
Supplemental Data:
Net assets, end of period (000’s)	$22,653	$26,026	$13,420
Portfolio turnover rate(e)	1,134%	1,461%	1,008	%(c)

(a)	Commencement of operations
(b)	Per share net investment income (loss) has been calculated using the daily average shares method.
(c)	Not annualized for periods less than one year.
(d)	Annualized for periods less than one year.
(e)	Portfolio turnover rate is calculated without regard to instruments (including options, swap agreements and futures contracts) having a maturity of less than one year.

See accompanying notes to the financial statements.

173

ProFund VP U.S. Government Plus

The ProFund VP U.S. Government Plus seeks daily investment results, before fees and expenses, that correspond to one and one-quarter times the daily price movement of the most recently issued 30-year U.S. Treasury Bond (“Long Bond”). For the year ended December 31, 2003, the Fund had a total return of -2.55%1, compared to a price return of -4.34%2 for the most recently issued 30-year U.S. Treasury Bond3. For the year, the Fund achieved an average daily statistical correlation of over 0.99 to 125% of the daily price movement of the Long Bond.4

The Fund applies a mathematical approach to investing. In doing so it takes positions in debt instruments and/or financial instruments that, in combination, should have similar daily return characteristics as one and one-quarter times the daily price movement of the Long Bond. The Long Bond is the longest term outstanding 30-year bond issued by the U.S. Treasury. As of 12/31/03, the last (most recent) Long Bond to be issued carried a maturity date of 2/15/2031 and a 5.375% coupon.

The yield on the long bond increased from 4.78% as of 12/31/02 to 5.07% as of 12/31/03. This resulted in a price decline in the Long Bond that almost fully offset the yield component of the return, leaving the total return of the Long Bond just slightly in positive territory. The price of the Long Bond increased for most of the first half of the year, as the Federal reserve suggested they would buy bonds to keep yields low, in their effort to re-heat the economy and reduce any risks of deflation. This rally was interrupted by a very sharp decline over the mid-June to mid-August period when market participants were disappointed with a smaller than expected cut in the Fed Funds rate at the June Fed meeting, and a subsequent spate of strong economic reports that continued throughout the summer.

Value of a $10,000 Investment*

* The line graph represents historical performance of a hypothetical investment of $10,000 in the ProFund VP U.S. Government Plus from May 1, 2002 to December 31, 2003 assuming the reinvestment of distributions.

Average Annual Total Return as of 12/31/031

	1 Year	Since Inception (5/1/02)

ProFund VP U.S. Government Plus	(2.55)%	8.13%

30-year U.S. Treasury Bond	(4.34)%	4.32%

Lehman Brothers U.S. Treasury: Long-Term Index	2.20%	9.40%

1 Past performance does not guarantee future results. Total return calculations assume the reinvestment of distributions and do not reflect the effect of taxes. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and net asset value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. During the period, certain fees were reduced. If such fee reductions had not occurred, the quoted performance would be lower. Performance numbers are net of all Fund expenses but do not include any insurance, sales, or administrative charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower.

2 The price return of the most recently issued 30-year bond does not reflect a yield component nor does it reflect the reinvestment of interest income, the impact of transaction and financing costs, nor the deduction of expenses associated with a mutual fund such as investment management and accounting fees. The Fund’s performance does reflect a yield component, the impact of transaction and financing costs, and the deduction of fees and expenses.

3 Over this same period the total return of the Long Bond was 0.77% as measured by the Ryan Labs 30-Year Treasury Index and the return of the Lehman Brothers U.S. Treasury Long-Term Index was 2.20%.

4 1.00 equals perfect correlation.

5 The Lehman Brothers U.S. Treasury: Long-Term Index is an unmanaged index that consists of public obligations of the U.S. Treasury that have remaining maturities of ten years or more and at least $150 million par amount outstanding.

The above information is not covered by the Report of Independent Auditors.

174

PROFUNDS VP ProFund VP U.S. Government Plus	Schedule of Portfolio Investments December 31, 2003

U.S. Government Agency Obligations (33.3%)

	Principal Amount	Value
Federal Home Loan Bank, 0.50%, 01/02/04	$6,136,000	$6,135,915
Federal National Mortgage Association, 0.50%, 01/02/04	6,136,000	6,135,915

TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS (Cost $12,271,830)		12,271,830

U.S. Treasury Obligations (34.4%)
U.S. Treasury Bills, 0.50%, 01/02/04	6,136,000	6,135,915
U.S. Treasury Bonds, 5.375%, 02/15/31	6,220,000	6,496,804

TOTAL U.S. TREASURY OBLIGATIONS (Cost $12,320,971)		12,632,719

Repurchase Agreements (33.4%)
State Street Bank, 0.70%, 01/02/04, dated 12/31/03, with maturity value of $6,133,239 (Fully collateralized by a Federal Home Loan Mortgage Security)	6,133,000	6,133,000
UBS Bank, 0.70%, 01/02/04, dated 12/31/03, with maturity value of $6,136,239 (Fully collateralized by a Federal National Mortgage Association Security)	6,136,000	6,136,000

TOTAL REPURCHASE AGREEMENTS (Cost $12,269,000)		12,269,000

TOTAL INVESTMENT SECURITIES (Cost $36,861,801)—101.1%		37,173,549
Net other assets (liabilities)—(1.1)%		(397,135)

NET ASSETS—100.0%		$36,776,414

Futures Purchased

	Contracts	Unrealized Appreciation (Depreciation)
30-Year U.S. Treasury Bond Futures Contract expiring March 2004 (Underlying face amount at value $218,881)	2	$(2,253)
Swap Agreements

	Units	Unrealized Appreciation (Depreciation)
Total Return Swap Agreement based on the 30-Year U.S. Treasury Bond expiring 02/28/04 (Underlying notional amount at value $39,051,853)	37,388,000	$(131,805)

See accompanying notes to the financial statements.

175

PROFUNDS VP

ProFund VP U.S. Government Plus

Statement of Assets and Liabilities

December 31, 2003
Assets:
Investment securities, at value (cost $24,592,801)	$24,904,549
Repurchase agreements, at cost	12,269,000

Total Investments	37,173,549
Cash	600
Segregated cash balances with brokers for futures contracts	5,034
Interest receivable	126,519
Receivable for capital shares issued	19
Variation margin on futures contracts	256
Prepaid expenses	765

Total Assets	37,306,742

Liabilities:
Dividends payable	153
Payable for capital shares redeemed	326,994
Unrealized depreciation on swap agreements	131,805
Advisory fees payable	17,063
Management services fees payable	5,119
Administration fees payable	1,614
Administrative services fees payable	17,918
Distribution fees payable	8,968
Other accrued expenses	20,694

Total Liabilities	530,328

Net Assets	$36,776,414

Net Assets consist of:
Capital	$40,969,234
Accumulated net realized gains (losses) on investments	(4,370,510)
Net unrealized appreciation (depreciation) on investments	177,690

Net Assets	$36,776,414

Shares of Beneficial Interest Outstanding	1,283,291

Net Asset Value (offering and redemption price per share)	$28.66

Statement of Operations

For the year ended December 31, 2003
Investment Income:
Interest	$1,027,723

Expenses:
Advisory fees	269,935
Management services fees	80,981
Administration fees	26,048
Transfer agency and administrative service fees	312,539
Distribution fees	134,663
Custody fees	32,940
Fund accounting fees	46,701
Other fees	35,352

Total Gross Expenses before reductions	939,159
Less Expenses reduced by the Advisor	(8,089)

Total Net Expenses	931,070

Net Investment Income (Loss)	96,653

Realized and Unrealized Gains (Losses) on Investments:
Net realized gains (losses) on investment securities	(241,188)
Net realized gains (losses) on futures contracts	(256,834)
Net realized gains (losses) on swap agreements	(3,821,284)
Change in net unrealized appreciation/depreciation on investments	(324,317)

Net Realized and Unrealized Gains (Losses) on Investments	(4,643,623)

Change in Net Assets Resulting from Operations	$(4,546,970)

See accompanying notes to the financial statements.

176

PROFUNDS VP

ProFund VP U.S. Government Plus

Statements of Changes in Net Assets

	For the year ended December 31, 2003	For the period May 1, 2002(a) through December 31, 2002
From Investment Activities:
Operations:
Net investment income (loss)	$96,653	$214,947
Net realized gains (losses) on investments	(4,319,306)	5,212,931
Change in net unrealized appreciation/depreciation on investments	(324,317)	502,007

Change in net assets resulting from operations	(4,546,970)	5,929,885

Distributions to Shareholders From:
Net investment income	(91,727)	(1,531,855)
Net realized gains on investments	(3,967,449)	—
Return of capital	(2,138,536)	—

Change in net assets resulting from distributions	(6,197,712)	(1,531,855)

Capital Transactions:
Proceeds from shares issued	404,039,693	422,970,722
Dividends reinvested	6,187,569	1,530,541
Cost of shares redeemed	(487,634,510)	(303,970,949)

Change in net assets resulting from capital transactions	(77,407,248)	120,530,314

Change in net assets	(88,151,930)	124,928,344
Net Assets:
Beginning of period	124,928,344	—

End of period	$36,776,414	$124,928,344

Accumulated net investment income (loss)	$—	$(4,927)

Share Transactions:
Issued	12,192,198	12,910,778
Reinvested	205,259	45,993
Redeemed	(14,776,028)	(9,294,909)

Change in shares	(2,378,571)	3,661,862

(a)	Commencement of operations

See accompanying notes to the financial statements.

177

PROFUNDS VP

ProFund VP U.S. Government Plus

Financial Highlights

Selected data for a share of beneficial interest outstanding throughout the periods indicated.

	For the year ended December 31, 2003	For the period May 1, 2002(a) through December 31, 2002
Net Asset Value, Beginning of Period	$34.12	$30.00

Investment Activities:
Net investment income (loss)	0.06 (b)	0.12	(b)
Net realized and unrealized gains (losses) on investments	(0.90)	4.89

Total income (loss) from investment activities	(0.84)	5.01

Distributions to Shareholders From:
Net investment income	(0.06)	(0.89)
Net realized gains on investments	(3.23)	—
Return of capital	(1.33)	—

Total distributions	(4.62)	(0.89)

Net Asset Value, End of Period	$28.66	$34.12

Total Return	(2.55)%	16.90	%(c)
Ratios to Average Net Assets:
Gross expenses(d)	1.74%	1.71%
Net expenses(d)	1.73%	1.71%
Net investment income (loss)(d)	0.18%	0.56%
Supplemental Data:
Net assets, end of period (000’s)	$36,776	$124,928
Portfolio turnover rate(e)	526%	269	%(c)

(a)	Commencement of operations
(b)	Per share net investment income (loss) has been calculated using the daily average shares method.
(c)	Not annualized for periods less than one year.
(d)	Annualized for periods less than one year.
(e)	Portfolio turnover rate is calculated without regard to instruments (including options, swap agreements and futures contracts) having a maturity of less than one year.

See accompanying notes to the financial statements.

178

ProFund VP Rising Rates Opportunity

The ProFund VP Rising Rates Opportunity seeks daily investment results, before fees and expenses, that correspond to one and one-quarter times the inverse of the daily price movement of the most recently issued 30-year U.S. Treasury Bond (“Long Bond”). For the year ended December 31, 2003, the Fund had a total return of -4.11%1, compared to a price return of -4.34%2 for the most recently issued 30-year U.S. Treasury Bond3. For the year, the Fund achieved an average daily statistical correlation of over 0.99 to 125% the inverse of the daily price movement of the Long Bond.4

The Fund applies a mathematical approach to investing. In doing so it takes positions in debt instruments and/or financial instruments that, in combination, should have similar daily return characteristics as one and one-quarter times the inverse of the daily price movement of the Long Bond. The Long Bond is the longest term outstanding bond issued by the U.S. Treasury. As of 12/31/03, the last (most recent) Long Bond to be issued had a maturity date of 2/15/2031 and a 5.375% coupon.

The yield on the long bond increased from 4.78% as of 12/31/02 to 5.07% as of 12/31/03. This resulted in a price decline in the Long Bond that almost fully offset the yield component of the return, leaving the total return of the Long Bond just slightly in positive territory. The price of the Long Bond increased for most of the first half of the year, as the Federal Reserve suggested they would buy bonds to keep yields low, in their effort to re-heat the economy and reduce any risks of deflation. This rally was interrupted by a very sharp decline over the mid-June to mid-August period when market participants were disappointed with a smaller than expected cut in the Fed Funds rate at the June Fed meeting, and a subsequent spate of strong economic reports that continued throughout the summer. Low short-term interest rates combined with a proportionally large spread between short and long-term rates negatively impacted Fund performance.

Value of a $10,000 Investment*

* The line graph represents historical performance of a hypothetical investment of $10,000 in the ProFund VP Rising Rates Opportunity from May 1, 2002 to December 31, 2003 assuming the reinvestment of distributions.

Average Annual Total Return as of 12/31/031

	1 Year	Since Inception (5/1/02)

ProFund VP Rising Rates Opportunity	(4.11)%	(14.01)%

30-year U.S. Treasury Bond	(4.34)%	4.32%

Lehman Brothers U.S. Treasury: Long-Term Index	2.20%	9.40%

1 Past performance does not guarantee future results. Total return calculations assume the reinvestment of distributions and do not reflect the effect of taxes. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and net asset value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. During the period, certain fees were reduced. If such fee reductions had not occurred, the quoted performance would be lower. Performance numbers are net of all Fund expenses but do not include any insurance, sales, or administrative charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower.

2 The price return of the most recently issued 30-year bond does not reflect a yield component nor does it reflect the reinvestment of interest income, the impact of transaction and financing costs, nor the deduction of expenses associated with a mutual fund such as investment management and accounting fees. The Fund’s performance does reflect a yield component, the impact of transaction and financing costs, and the deduction of fees and expenses. Since the ProFund VP Rising Rates Opportunity is an inverse fund, the yield of the Long Bond is effectively paid out, rather than received.

3 Over this same period the total return of the Long Bond was 0.77% as measured by the Ryan Labs 30-Year Treasury Index and the return of the Lehman Brothers U.S. Treasury Long-Term Index was 2.20%.

4 1.00 equals perfect correlation.

5 The Lehman Brothers U.S. Treasury: Long-Term Index is an unmanaged index that consists of public obligations of the U.S. Treasury that have remaining maturities of ten years or more and at least $150 million par amount outstanding.

The above information is not covered by the Report of Independent Auditors.

179

PROFUNDS VP ProFund VP Rising Rates Opportunity	Schedule of Portfolio Investments December 31, 2003

U.S. Government Agency Obligations (41.0%)

	Principal Amount	Value
Federal Home Loan Bank, 0.50%, 01/02/04	$15,208,000	$15,207,788
Federal National Mortgage Association, 0.50%, 01/02/04	15,208,000	15,207,788

TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS (Cost $30,415,576)		30,415,576

U.S. Treasury Obligations (20.5%)
U.S. Treasury Bills, 0.50%, 01/02/04	15,208,000	15,207,789

TOTAL U.S. TREASURY OBLIGATIONS (Cost $15,207,789)		15,207,789

Repurchase Agreements (40.9%)
State Street Bank, 0.70%, 01/02/04, dated 12/31/03, with maturity value of $15,208,296 (Fully collateralized by a Federal Home Loan Mortgage Security)	15,208,000	15,208,000
UBS Bank, 0.70%, 01/02/04, dated 12/31/03, with maturity value of $15,208,296 (Fully collateralized by a Federal National Mortgage Association Security)	15,208,000	15,208,000

TOTAL REPURCHASE AGREEMENTS (Cost $30,416,000)		30,416,000

Options Purchased (NM)

	Contracts
30-year U.S. Treasury Bond Call Option expiring June 2004 @ $135	150	1,751
TOTAL OPTIONS PURCHASED (Cost $3,019)		1,751

TOTAL INVESTMENT SECURITIES (Cost $76,042,384)—102.4%		76,041,116
Net other assets (liabilities)—(2.4)%		(1,769,609)

NET ASSETS—100.0%		$74,271,507

Futures Contracts Sold

	Contracts	Unrealized Appreciation (Depreciation)
30-year U.S. Treasury Bond Futures Contract expiring March 2004 (Underlying face amount at value $1,860,488)	17	$(2,252)

Swap Agreements

	Units	Unrealized Appreciation (Depreciation)
Total Return Swap Agreement based on the 30-year U.S. Treasury Bond expiring 02/28/04 (Underlying notional amount at value $93,602,426)	(87,568,000)	$363,848

NM	Not meaningful, amount is less than 0.05%.

See accompanying notes to the financial statements.

180

PROFUNDS VP

ProFund VP Rising Rates Opportunity

Statement of Assets and Liabilities

December 31, 2003
Assets:
Investment securities, at value (cost $45,626,384)	$45,625,116
Repurchase agreements, at cost	30,416,000

Total Investments	76,041,116
Cash	756
Segregated cash balances with brokers for futures contracts	48,836
Interest receivable	591
Receivable for capital shares issued	241,528
Unrealized appreciation on swap agreements	363,848
Prepaid expenses	187

Total Assets	76,696,862

Liabilities:
Payable for capital shares redeemed	2,271,959
Variation margin on futures contracts	2,175
Advisory fees payable	49,042
Management services fees payable	9,808
Administration fees payable	2,953
Administrative services fees payable	36,235
Distribution fees payable	25,040
Other accrued expenses	28,143

Total Liabilities	2,425,355

Net Assets	$74,271,507

Net Assets consist of:
Capital	$78,333,938
Accumulated net realized gains (losses) on investments	(4,422,759)
Net unrealized appreciation (depreciation) on investments	360,328

Net Assets	$74,271,507

Shares of Beneficial Interest Outstanding	3,184,309

Net Asset Value (offering and redemption price per share)	$23.32

Statement of Operations

For the year ended December 31, 2003
Investment Income:
Interest	$385,131

Expenses:
Advisory fees	298,038
Management services fees	59,608
Administration fees	18,591
Transfer agency and administrative service fees	208,191
Distribution fees	99,310
Custody fees	22,941
Fund accounting fees	29,275
Other fees	24,082

Total Gross Expenses before reductions	760,036
Less Expenses reduced by the Advisor	(411)

Total Net Expenses	759,625

Net Investment Income (Loss)	(374,494)

Realized and Unrealized Gains (Losses) on Investments:
Net realized gains (losses) on investment securities	7,779
Net realized gains (losses) on futures contracts	(457,219)
Net realized gains (losses) on swap agreements	(1,664,836)
Change in net unrealized appreciation/depreciation on investments	365,062

Net Realized and Unrealized Gains (Losses) on Investments	(1,749,214)

Change in Net Assets Resulting from Operations	$(2,123,708)

See accompanying notes to the financial statements.

181

PROFUNDS VP

ProFund VP Rising Rates Opportunity

Statements of Changes in Net Assets

	For the year ended December 31, 2003	For the period May 1, 2002(a) through December 31, 2002
From Investment Activities:
Operations:
Net investment income (loss)	$(374,494)	$(26,296)
Net realized gains (losses) on investments	(2,114,276)	(2,726,147)
Change in net unrealized appreciation/depreciation on investments	365,062	(4,734)

Change in net assets resulting from operations	(2,123,708)	(2,757,177)

Capital Transactions:
Proceeds from shares issued	371,420,617	146,601,639
Cost of shares redeemed	(302,193,310)	(136,676,554)

Change in net assets resulting from capital transactions	69,227,307	9,925,085

Change in net assets	67,103,599	7,167,908
Net Assets:
Beginning of period	7,167,908	—

End of period	$74,271,507	$7,167,908

Accumulated net investment income (loss)	$—	$1,818

Share Transactions:
Issued	15,507,756	5,543,393
Redeemed	(12,618,173)	(5,248,667)

Change in shares	2,889,583	294,726

(a)	Commencement of operations

See accompanying notes to the financial statements.

182

PROFUNDS VP

ProFund VP Rising Rates Opportunity

Financial Highlights

Selected data for a share of beneficial interest outstanding throughout the periods indicated.

	For the year ended December 31, 2003		For the period May 1, 2002(a) through December 31, 2002
Net Asset Value, Beginning of Period	$24.32		$30.00

Investment Activities:
Net investment income (loss)	(0.23	)(b)	(0.09	)(b)
Net realized and unrealized gains (losses) on investments	(0.77)		(5.59)

Total income (loss) from investment activities	(1.00)		(5.68)

Net Asset Value, End of Period	$23.32		$24.32

Total Return	(4.11)%		(18.93	)%(c)
Ratios to Average Net Assets:
Gross expenses(d)	1.91%		2.13%
Net expenses(d)	1.91%		1.98%
Net investment income (loss)(d)	(0.94)%		(0.49)%
Supplemental Data:
Net assets, end of period (000’s)	$74,272		$7,168
Portfolio turnover rate(e)	—		—

(a)	Commencement of operations
(b)	Per share net investment income (loss) has been calculated using the daily average shares method.
(c)	Not annualized for periods less than one year.
(d)	Annualized for periods less than one year.
(e)	Portfolio turnover rate is calculated without regard to instruments (including options, swap agreements and futures contracts) having a maturity of less than one year.

See accompanying notes to the financial statements.

183

ProFund VP Money Market

The ProFund VP Money Market seeks, as its investment objective, a high level of current income consistent with liquidity and preservation of capital. For the year ended December 31, 2003, the Fund returned 0.12%*.

An investment in this ProFund VP is neither guaranteed nor insured by the FDIC or any other government agency. Although the ProFund VP strives to maintain the value of your investment at $1.00 per share, it is possible to lose money by investing in this ProFund VP.

* Past performance does not guarantee future results. Total return calculations assume the reinvestment of distributions and do not reflect the effect of taxes. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and net asset value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. During the period, certain fees were reduced. If such fee reductions had not occurred, the quoted performance would be lower. Performance numbers are net of all Fund expenses but do not include any insurance, sales, or administrative charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower.

The above information is not covered by the Report of Independent Auditors.

184

PROFUNDS VP ProFund VP Money Market	Schedule of Portfolio Investments December 31, 2003

U.S. Government Agency Obligations (4.5%)

	Principal Amount	Value
Federal Home Loan Bank, 0.50%, 01/02/04	$1,019,000	$1,018,986
Federal National Mortgage Association, 0.50%, 01/02/04	1,019,000	1,018,986

TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS (Cost $2,037,972)		2,037,972

U.S. Treasury Obligations (2.2%)
U.S. Treasury Bills, 0.50%, 01/02/04	1,019,000	1,018,986

TOTAL U.S. TREASURY OBLIGATIONS (Cost $1,018,986)		1,018,986

Repurchase Agreements (4.4%)
State Street Bank, 0.70%, 01/02/04, dated 12/31/03, with maturity value of $1,016,040 (Fully collateralized by a Federal Home Loan Mortgage Security)	1,016,000	1,016,000
UBS Bank, 0.70%, 01/02/04, dated 12/31/03, with maturity value of $1,019,040 (Fully collateralized by a Federal National Mortgage Association Security)	1,019,000	1,019,000

TOTAL REPURCHASE AGREEMENTS (Cost $2,035,000)		2,035,000

TOTAL INVESTMENT SECURITIES (Cost $5,091,958)—11.1%		5,091,958
Net other assets (liabilities)—88.9%		40,693,553

NET ASSETS—100.0%		$45,785,511

See accompanying notes to the financial statements.

185

PROFUNDS VP

ProFund VP Money Market

Statement of Assets and Liabilities

December 31, 2003
Assets:
Investment securities, at value (cost $3,056,958)	$3,056,958
Repurchase agreements, at cost	2,035,000

Total Investments	5,091,958
Cash	1,053
Interest receivable	40
Receivable for capital shares issued	40,742,353
Prepaid expenses	1,015

Total Assets	45,836,419

Liabilities:
Payable for capital shares redeemed	282
Advisory fees payable	9,532
Management services fees payable	1,906
Administration fees payable	961
Administrative services fees payable	653
Distribution fees payable	15,255
Other accrued expenses	22,319

Total Liabilities	50,908

Net Assets	$45,785,511

Net Assets consist of:
Capital	$45,785,512
Accumulated net realized gains (losses) on investments	(1)

Net Assets	$45,785,511

Shares of Beneficial Interest Outstanding	45,785,511

Net Asset Value (offering and redemption price per share)	$1.00

Statement of Operations

For the year ended December 31, 2003
Investment Income:
Interest	$705,234

Expenses:
Advisory fees	503,125
Management services fees	100,625
Administration fees	32,374
Transfer agency and administration service fees	56,132
Distribution fees	134,938
Custody fees	35,396
Fund accounting fees	58,320
Other fees	39,624

Total Gross Expenses before reductions	960,534
Less Expenses reduced by the Advisor	(291,646)
Less Expenses reduced by a Third Party	(47,459)

Total Net Expenses	621,429

Net Investment Income (Loss)	83,805

Change in Net Assets Resulting from Operations	$83,805

See accompanying notes to the financial statements.

186

PROFUNDS VP

ProFund VP Money Market

Statements of Changes in Net Assets

	For the year ended December 31, 2003	For the year ended December 31, 2002
From Investment Activities:
Operations:
Net investment income (loss)	$83,805	$137,507
Net realized gains (losses) on investments	—	(1)

Change in net assets resulting from operations	83,805	137,506

Distributions to Shareholders From:
Net investment income	(83,805)	(137,507)

Change in net assets resulting from distributions	(83,805)	(137,507)

Capital Transactions:
Proceeds from shares issued	1,322,225,583	6,444,480,897
Dividends reinvested	83,805	138,140
Cost of shares redeemed	(1,345,702,885)	(6,436,419,682)

Change in net assets resulting from capital transactions	(23,393,497)	8,199,355

Change in net assets	(23,393,497)	8,199,354
Net Assets:
Beginning of period	69,179,008	60,979,654

End of period	$45,785,511	$69,179,008

Share Transactions:
Issued	1,322,225,583	6,444,480,897
Reinvested	83,805	138,313
Redeemed	(1,345,703,126)	(6,436,419,615)

Change in shares	(23,393,738)	8,199,595

See accompanying notes to the financial statements.

187

PROFUNDS VP

ProFund VP Money Market

Financial Highlights

Selected data for a share of beneficial interest outstanding throughout the periods indicated.

	For the year ended December 31, 2003	For the year ended December 31, 2002	For the period October 29, 2001(a) through December 31, 2001
Net Asset Value, Beginning of Period	$1.000	$1.000	$1.000

Investment Activities:
Net investment income (loss)	0.001	0.002	0.001

Distributions to Shareholders From:
Net investment income	(0.001)	(0.002)	(0.001)

Net Asset Value, End of Period	$1.000	$1.000	$1.000

Total Return	0.12%	0.21%	0.08	%(b)
Ratios to Average Net Assets:
Gross expenses(c)	1.43%	1.51%	1.60%
Net expenses(c)	0.93%	1.32%	1.60%
Net investment income (loss)(c)	0.12%	0.22%	0.27%
Supplemental Data:
Net assets, end of period (000's)	$45,786	$69,179	$60,980

(a)	Commencement of operations
(b)	Not annualized for periods less than a year.
(c)	Annualized for periods less than a year.

See accompanying notes to the financial statements.

188

PROFUNDS VP

Notes to Financial Statements

December 31, 2003

1.	Organization

ProFunds (the “Trust”) is registered as an open-end investment company under the Investment Company Act of 1940 (the “1940 Act”). The Trust was organized as a Delaware business trust (now referred to as a Delaware statutory trust) on April 17, 1997 and has authorized capital of unlimited shares of beneficial interest of no par value which may be issued in more than one class or series. ProFund Advisors LLC (the “Advisor”) serves as the investment advisor for each of the ProFunds. BISYS Fund Services Limited Partnership (“BISYS”), a wholly owned subsidiary of The BISYS Group, Inc., acts as the Trust’s administrator (the “Administrator”). These accompanying financial statements relate to the following portfolios of the Trust: ProFund VP Bull, ProFund VP Small-Cap, ProFund VP OTC, ProFund VP Mid-Cap Value, ProFund VP Mid-Cap Growth, ProFund VP Small-Cap Value, ProFund VP Small-Cap Growth, ProFund VP Asia 30, ProFund VP Europe 30, ProFund VP UltraBull, ProFund VP UltraMid-Cap, ProFund VP UltraSmall-Cap, ProFund VP UltraOTC, ProFund VP Bear, ProFund VP Short Small-Cap, ProFund VP Short OTC, ProFund VP Basic Materials, ProFund VP Biotechnology, ProFund VP Energy, ProFund VP Financial, ProFund VP Healthcare, ProFund VP Precious Metals, ProFund VP Real Estate, ProFund VP Semiconductor, ProFund VP Technology, ProFund VP Telecommunications, ProFund VP Utilities, ProFund VP U.S. Government Plus, ProFund VP Rising Rates Opportunity and ProFund VP Money Market (collectively, the “ProFunds VP” and individually, a “ProFund VP”). Each ProFund VP, excluding the ProFund VP Money Market, is a “non-diversified” series of the Trust pursuant to the 1940 Act.

2.	Significant Accounting Policies

The following is a summary of significant accounting policies followed by each ProFund VP in preparation of its financial statements. These policies are in conformity with accounting principles generally accepted in the United States of America. The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. The actual results could differ from those estimates.

Security Valuation

The securities in the portfolio of a ProFund VP (other than the ProFund VP Money Market), except as otherwise noted, that are listed or traded on a stock exchange or the NASDAQ National Market System (“NASDAQ/NMS”), are valued at the closing price, if available, on the exchange or market where the security is principally traded. Prices are provided by a third party pricing service. With respect to securities traded on the NASDAQ/NMS, such closing price shall be the Nasdaq Official Closing Price (“NOCP”). If there have been no sales for that day on the exchange or system where the security is principally traded, then the value may be determined with reference to the last sale price, or the NOCP, if applicable, on any other exchange or system. If there have been no sales for that day on any exchange or system, a security may be valued at the mean between the closing bid and asked quotes on the exchange or system where the security is principally traded, or at the NOCP, if applicable, or at some other price that the Advisor deems appropriate. Securities regularly traded in the over-the-counter (“OTC”) markets (other than the NASDAQ/NMS) are valued on the basis of the mean between the bid and asked quotes based upon quotes furnished by primary market makers for those instruments. Short-term debt securities maturing in sixty days or less are generally valued at amortized cost, which approximates market value. For the ProFund VP Money Market, investments are valued at amortized cost, in accordance with Rule 2a-7 of the Investment Company Act of 1940, which approximates market value.

For the ProFunds VP (other than the ProFund VP Money Market), futures contracts and options on securities, indices and futures contracts are generally valued at their last sale price prior to the time at which the net asset value per share of a class of shares of a ProFund VP is determined. If there was no sale on that day, exchange-traded options will be valued at the last bid quote, options traded in the OTC market will be valued at the average of the last bid quotes as obtained from two or more dealers (unless there is only one dealer, in which case that dealer’s quote is used), and futures contracts will be valued at their last sale price prior to that time at which the ProFund VP determines its net asset value unless there was no sale on that day, in which case the value of a futures contract purchased by a ProFund VP will be valued at the last bid quote (if purchased by a ProFund VP) or the last asked quote (if sold by a ProFund VP). Valuation of certain derivatives is performed using procedures approved by the Trust’s Board of Trustees.

When the Advisor determines that the price of a security is not readily available, it may in good faith, establish a fair value for that security in accordance with procedures established by and under the general supervision and responsibility of the Trust’s Board of Trustees.

Repurchase Agreements

Under a repurchase agreement, a ProFund VP purchases a debt security and simultaneously agrees to sell the security back to the seller at a mutually agreed-upon future price and date, normally one day or a few days later. The resale price is greater than the purchase price, reflecting an agreed-upon market interest rate during the purchaser’s holding period. While the maturities of the underlying securities in repurchase transactions may be more than one year, the term of each repurchase agreement will always be less than one year. A ProFund VP will enter into repurchase agreements only with large, well-capitalized and well-established financial institutions. The creditworthiness of each of the firms which is a party to a repurchase agreement with any of the ProFunds VP.

189

PROFUNDS VP

Notes to Financial Statements (continued)

December 31, 2003

The ProFunds VP require that the securities received as collateral in a repurchase agreement transaction be transferred to the custodian in a manner sufficient to enable the ProFund VP to obtain those securities in the event of a counterparty default. The seller, under the repurchase agreement, is required to maintain the value of the securities held at not less than the repurchase price, including accrued interest. In the event of a default or bankruptcy by a selling financial institution, a ProFund VP will seek to liquidate such collateral which could involve certain costs or delays and, to the extent that proceeds from any sale upon a default of the obligation to repurchase were less than the repurchase price, the ProFund VP could suffer a loss.

Short Sales

The ProFunds VP (other than the ProFund VP Money Market) may engage in short sales. When a ProFund VP engages in a short sale, the ProFund VP records a liability for securities sold short and records an asset equal to the proceeds received. The amount of the liability is subsequently marked to market to reflect the market value of the securities sold short. The ProFund VP may also incur dividend expense if a security that has been sold short declares a dividend. The ProFund VP maintains a segregated account of securities as collateral for outstanding short sales. The ProFund VP is exposed to market risk based on the amount, if any, that the market value of the securities sold short exceeds the proceeds received.

Short sales involve elements of market risk and exposure to loss in excess of the amounts reflected on the Statement of Assets and Liabilities. This risk is potentially unlimited, as a ProFund VP that sells a security short without hedging will be exposed to any market value increase in the security sold short.

Futures Contracts

The ProFunds VP (other than the ProFund VP Money Market) may purchase or sell stock index futures contracts and options thereon as a substitute for a comparable market position in the underlying securities or to satisfy regulatory requirements. A futures contract generally obligates the seller to deliver (and the purchaser to take delivery of) the specified commodity on the expiration date of the contract. A stock index futures contract obligates the seller to deliver (and the purchaser to take) an amount of cash equal to a specific dollar amount multiplied by the difference between the final settlement price of a specific stock index futures contract and the price at which the agreement is made. No physical delivery of the underlying stocks in the index is made. Futures contracts may also be closed by entering into an offsetting transaction prior to settlement. Upon entering into a contract, the ProFund VP is required to deposit and maintain as collateral such initial margin as required by the exchange on which the transaction is effected. A portion of the initial margin is reflected on the Statement of Assets and Liabilities as segregated cash balances with brokers for futures contracts and is restricted as to its use. Pursuant to the contract, the ProFund VP agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the ProFund VP as unrealized gains or losses. The ProFund VP will realize a gain or loss upon closing of a futures transaction.

Futures contracts involve, to varying degrees, elements of market risk and exposure to loss in excess of the amount reflected in the Statement of Assets and Liabilities. The face or contract amounts reflect the extent of the total exposure each ProFund VP has in the particular classes of instruments. The primary risks associated with the use of futures contracts are imperfect correlation between movements in the price of the futures and the market value of the underlying securities and the possibility of an illiquid market for a futures contract.

Index Options and Options on Futures Contracts

The ProFunds VP (other than the ProFund VP Money Market) may purchase and write options on stock indexes to create investment exposure consistent with their investment objectives, hedge or limit the exposure of their positions and create synthetic money market positions. A stock index fluctuates with changes in the market values of the stocks included in the index. Options on stock indexes give the holder the right to receive an amount of cash upon exercise of the option. Receipt of this cash amount will depend upon the closing level of the stock index upon which the option is based being greater than (in the case of a call) or less than (in the case of a put) the exercise price of the option. The amount of cash received, if any, will be the difference between the closing price of the index and the exercise price of the option multiplied by a specified dollar multiple. All settlements of index options transactions are in cash. Put and call options purchased are accounted for in the same manner as portfolio securities. For options on futures contracts, the cost of securities acquired through the exercise of call options is increased by the premiums paid. The proceeds from securities sold through the exercise of put options are decreased by the premiums paid. Options are valued daily and unrealized appreciation or depreciation is recorded. The ProFund VP will realize a gain or loss upon the expiration or closing of the option transaction.

Index options and options on futures contracts are subject to substantial risks. The primary risks include the risk of imperfect correlation between the option price and the value of the underlying securities composing the stock index selected and the possibility of an illiquid market for the options or the inability of counterparties to perform.

Foreign Currency Transactions

The accounting records of the ProFunds VP are maintained in U.S. dollars. Financial instruments and other assets and liabilities of a ProFund VP denominated in a foreign currency are translated into U.S. dollars at current exchange

190

PROFUNDS VP

Notes to Financial Statements (continued)

December 31, 2003

rates. Purchases and sales of financial instruments, income receipts and expense payments are translated into U.S. dollars at the exchange rate on the date of the transaction. The ProFunds VP do not isolate that portion of the results of operations resulting from changes in foreign exchange rates from those resulting from changes in market values of financial instruments. Such fluctuations are included with the net realized and unrealized gains or losses from investments. Realized foreign exchange gains or losses arise from transactions in financial instruments and foreign currencies, currency exchange fluctuations between the trade and settlement date of such transactions, and the difference between the amount of assets and liabilities recorded and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, including financial instruments, resulting from changes in currency exchange rates.

Swap Agreements

The ProFunds VP (other than the ProFund VP Money Market) may enter into total return swap agreements for purposes of pursuing their investment objectives or as a substitute for investing directly in securities, or to manage exposure to a market or security. Swap agreements are two-party contracts for periods ranging from a day to more than one year. In a standard “swap” transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. The amount to be exchanged or “swapped” between the parties is calculated with respect to a “notional amount,” e.g., the return on or increase in value of a particular dollar amount invested in a “basket” of securities. Most swap agreements entered into by the ProFunds VP calculate the obligations of the parties to the agreement on a “net basis”. Consequently, a ProFund VP’s current obligations (or rights) under a swap agreement will generally be equal only to the net amount to be paid or received under the contract based on the relative values of such obligations (or rights) (the “net amount”). A ProFund VP’s current obligations under a swap agreement are accrued daily (offset against any amounts owing to the ProFund VP) and any accrued but unpaid net amounts owed to a swap counterparty are covered by segregated assets.

In a “long” swap agreement, the counterparty will generally agree to pay the ProFund VP the amount, if any, by which the notional amount of the swap agreement would have increased in value had it been invested in the particular instruments, plus the dividends or interest that would have been received on those instruments. The ProFund VP will agree to pay to the counterparty a floating rate of interest on the notional amount of the swap agreement plus the amount, if any, by which the notional amount would have decreased in value had it been invested in such instruments plus, in certain instances, commissions or trading spreads on the notional amount. Therefore, the return to the ProFund VP on a long swap agreement should be the gain or loss on the notional amount plus dividends or interest on the instruments less the interest paid by the ProFund VP on the notional amount. Payments may be made at the conclusion of a swap agreement or periodically during its term. Swap agreements do not involve the delivery of securities or other underlying instruments. The net amount of the excess, if any, of a ProFund VP’s obligations over its entitlements with respect to each equity swap is accrued on a daily basis and an amount of cash or liquid assets, having an aggregate net asset value at least equal to such accrued excess is maintained in a segregated account by a ProFund VP’s custodian. Until a swap agreement is settled in cash, the gain or loss on the notional amount plus dividends on the stocks less the interest paid by the ProFund VP on the notional amount is recorded as “unrealized gains or losses on swap agreements” and when cash is exchanged, the gain or loss realized is recorded as “realized gains or losses on swap agreements”. Swap agreements are collateralized by the securities and cash of each particular ProFund VP.

The ProFunds VP may enter into swap agreements that provide the opposite return of their benchmark index (“short” the index or security). Their operations is similar to that of the swaps disclosed above except that the counterparty pays interest to the ProFund on the notional amount outstanding and that dividends or interest on the underlying instruments of the index reduce the value of the swap plus, in certain instances, the ProFund VP will agree to pay to the counterparty commissions or trading spreads on the notional amount. These amounts are netted with any unrealized appreciation or depreciation to determine the value of the swap.

Swap agreements involve, to varying degrees, elements of market risk and exposure to loss in excess of the amount reflected in the Statement of Assets and Liabilities. The notional amounts reflect the extent of the total investment exposure each ProFund VP has in the particular classes of instruments. The primary risks associated with the use of swap agreements are imperfect correlation between movements in the notional amount and the price of the underlying instruments and the inability of counterparties to perform. A ProFund VP bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty.

Securities Transactions and Related Income

Securities transactions are accounted for on the date the security is purchased or sold (trade date). Interest income is recognized on the accrual basis and includes, where applicable, the amortization of premium or discount. Dividend income is recorded on the ex-dividend date. Gains or losses realized on sales of securities are determined by comparing the identified cost of the security lot sold with the net sales proceeds.

Expenses

Expenses directly attributable to a ProFund VP are charged to the ProFund VP, while expenses which are attributable to more than one ProFund are allocated among the respective ProFunds based upon relative net assets or another appropriate basis.

191

PROFUNDS VP

Notes to Financial Statements (continued)

December 31, 2003

Distributions to Shareholders

Each of the ProFunds VP (except ProFund VP Real Estate, ProFund VP U.S. Government Plus and ProFund VP Money Market) intends to declare and distribute net investment income at least annually. ProFund VP Real Estate declares and pays dividends from net investment income quarterly. ProFund VP U.S. Government Plus and ProFund VP Money Market declare dividends from net investment income daily and pay dividends on a monthly basis. Net realized capital gains, if any, will be distributed annually.

The amount of distributions from net investment income and net realized gains are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles. These “book/tax” differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences do not require a reclassification.

Federal Income Taxes

Each of the ProFunds VP intends to qualify each year as a regulated investment company (a “RIC”) under Subchapter M of the Internal Revenue Code of 1986, as amended. A RIC generally is not subject to federal income tax on income and gains distributed in a timely manner to its shareholders. The ProFunds VP intend to make timely distributions in order to avoid tax liability.

3.	Fees and Transactions with Affiliates and other Service Providers

The ProFunds VP have entered into an Investment Advisory Agreement with the Advisor. Under this agreement, the ProFunds VP (except the ProFund VP U.S. Government Plus) each pay the Advisor a fee at an annualized rate, based on the average daily net assets of each respective ProFund VP of 0.75%. The ProFund VP U.S. Government Plus pays the Advisor a fee at an annualized rate, based on the average daily net assets, of 0.50%.

For its services as Administrator, the Trust paid BISYS an annual fee based on the following schedule of average net assets: 0.05% of average net assets from $0 to $2 billion, 0.04% on the next $3 billion of average net assets, 0.03% on the next $5 billion of average net assets, and 0.02% of average net assets over $10 billion. BISYS Fund Services, Inc., also an affiliate of BISYS, acts as transfer agent and fund accounting agent for the ProFunds VP for which it receives additional fees.

ProFund Advisors LLC, pursuant to a separate Management Services Agreement, performs certain client support services and other administrative services on behalf of the ProFunds VP. For these services, each ProFund VP pays the Advisor a fee at the annual rate of 0.15% of its average daily net assets.

Under a distribution plan adopted by the Board of Trustees, each ProFund VP may pay financial intermediaries an annual fee of up to 0.25% of its average daily net assets as reimbursement or compensation for providing or procuring a variety of services relating to the promotion, sale and servicing of shares of the ProFund VP.

The Trust, on behalf of the ProFunds VP, has entered into an administrative services agreement with insurance companies pursuant to which the insurance companies will provide administrative services with respect to the ProFunds VP. For these services, the Trust may pay the insurance companies administrative services fees.

Certain Officers and a Trustee of the Trust are affiliated with the Advisor or the Administrator. Such Officers and Trustee receive no compensation from the ProFunds VP for serving in their respective roles. Each of the two Non-Interested Trustee were compensated $10,500 ($21,000 total) in meeting and retainer fees during the year ended December 31, 2003.

The Advisor has contractually agreed to waive advisory and management services fees, and if necessary, reimburse certain other expenses of each ProFund VP for the year ending December 31, 2003 in order to limit the annual operating expenses to an annualized rate of 1.98% of the average daily net assets of each ProFund VP (except ProFund VP UltraBull, ProFund VP UltraOTC, ProFund VP U.S. Government Plus and ProFund VP Money Market). ProFund VP UltraBull’s operating expenses are limited to an annualized rate of 1.85% of its average daily net assets. ProFund VP UltraOTC’s operating expenses are limited to an annualized rate of 1.95% of its average daily net assets. ProFund VP U.S. Government Plus’s operating expenses are limited to an annualized rate of 1.73% of its average daily net assets. ProFund VP Money Market’s operating expenses are limited to an annualized rate of 1.35% of its average daily net assets.

192

PROFUNDS VP

Notes to Financial Statements (continued)

December 31, 2003

The Advisor may recoup the advisory and management services fees waived or limited and other expenses reimbursed by it within three years from the fiscal year in which they were taken. Such repayments shall be made monthly, but only to the extent that such repayments would not cause annualized operating expenses of the ProFund VP to exceed any expense limitation in place at that time. The Advisor voluntarily waived additional fees during the year ended December 31, 2003. As of December 31, 2003, the reimbursement that may potentially be made by the ProFunds VP are as follows:

	Expires 2005	Expires 2006
ProFund VP OTC	$27,011	$—
ProFund VP Mid-Cap Value	22,991	22,653
ProFund VP Mid-Cap Growth	16,477	12,408
ProFund VP Small-Cap Value	35,305	39,355
ProFund VP Small-Cap Growth	20,779	11,298
ProFund VP Asia 30	2,486	—
ProFund VP Europe 30	21,392	—
ProFund VP UltraBull	78,953	86,758
ProFund VP UltraMid-Cap	25,730	23,577
ProFund VP UltraSmall-Cap	71,489	13,141
ProFund VP UltraOTC	57,524	15,761
ProFund VP Bear	39,311	—
ProFund VP Short Small-Cap	—	6,500
ProFund VP Short OTC	—	2,551
ProFund VP Basic Materials	6,747	5,479
ProFund VP Biotechnology	35,143	14,716
ProFund VP Energy	34,061	16,395
ProFund VP Financial	37,969	14,901
ProFund VP Healthcare	35,804	12,012
ProFund VP Precious Metals	—	742
ProFund VP Real Estate	52,569	10,737
ProFund VP Semiconductor	10,634	9,588
ProFund VP Technology	34,449	—
ProFund VP Telecommunications	14,827	6,096
ProFund VP Utilities	36,094	15,202
ProFund VP U.S. Government Plus	—	5,184
ProFund VP Rising Rates Opportunity	7,932	—
ProFund VP Money Market	—	7,448

193

PROFUNDS VP

Notes to Financial Statements (continued)

December 31, 2003

4.	Securities Transactions

The cost of security purchases and the proceeds from the sale of securities (excluding securities maturing less than one year from acquisition) during the year ended December 31, 2003 were as follows:

	Purchases	Sales
ProFund VP Bull	$404,580,086	$352,013,028
ProFund VP Small-Cap	123,588,553	66,574,282
ProFund VP OTC	590,711,523	557,295,013
ProFund VP Mid-Cap Value	309,792,895	279,313,861
ProFund VP Mid-Cap Growth	247,041,356	223,370,383
ProFund VP Small-Cap Value	519,197,850	412,970,506
ProFund VP Small-Cap Growth	646,360,808	522,640,239
ProFund VP Asia 30	203,200,339	180,657,014
ProFund VP Europe 30	322,865,821	235,133,751
ProFund VP UltraBull	376,319,442	363,163,155
ProFund VP UltraMid-Cap	182,138,879	171,328,083
ProFund VP UltraSmall-Cap	218,948,709	180,835,413
ProFund VP UltraOTC	424,923,400	397,663,651
ProFund VP Basic Materials	162,016,871	118,800,446
ProFund VP Biotechnology	173,569,997	181,906,176
ProFund VP Energy	168,869,127	153,638,826
ProFund VP Financial	113,465,581	108,740,233
ProFund VP Healthcare	178,682,983	169,361,615
ProFund VP Real Estate	267,692,245	254,050,537
ProFund VP Semiconductor	170,177,169	163,231,343
ProFund VP Technology	148,802,988	137,389,833
ProFund VP Telecommunications	93,449,829	103,324,757
ProFund VP Utilities	210,812,108	216,771,448
ProFund VP U.S. Government Plus	57,760,113	60,986,298

5.	Concentration Risk

Each Sector ProFund VP may maintain exposure to issuers conducting business in a specific market sector. These ProFunds VP are subject to the risk that those issuers (or that market sector or industry) will perform poorly, and the ProFunds VP will be negatively impacted by that poor performance. Each of ProFund VP Asia 30, ProFund VP Short OTC, ProFund VP U.S. Government Plus and ProFund VP Rising Rates Opportunity may concentrate its investments in a particular industry or group of industries to approximately the same extent as its benchmark index or security is so concentrated.

194

PROFUNDS VP

Notes to Financial Statements (continued)

December 31, 2003

6.	Federal Income Tax Information

As of the latest tax year end of December 31, 2003, the following ProFunds VP had net capital carryforwards to offset net capital gains, if any, to the extent provided by the Treasury regulations. To the extent that these carryovers are used to offset future capital gains, it is probable that the gains so offset will not be distributed to shareholders:

	Expires 2010	Expires 2011	Total
ProFund VP Bear	$—	$24,085,413	$24,085,413
ProFund VP Short Small-Cap	678,535	774,872	1,453,407
ProFund VP Short OTC	—	15,295,243	15,295,243
ProFund VP Healthcare	—	1,381,236	1,381,236
ProFund VP U.S. Government Plus	—	1,671,792	1,671,792
ProFund VP Rising Rates Opportunity	—	1,935,661	1,935,661

As of the latest tax year end of December 31, 2003, the following ProFunds VP had additional net capital loss carryforwards, subject to certain limitations on availability, to offset future net capital gains, if any, as the successor of a merger. To the extent that these carryovers are used to offset future capital gains, it is probable that the gains so offset will not be distributed to shareholders:

	Expires 2008	Expires 2009	Expires 2010	Expires 2011	Total
ProFund VP Bull	$—	$173,736	$1,707,847	$2,570,146	$4,451,729
ProFund VP OTC	—	3,644,776	15,941,603	1,424,903	21,011,282
ProFund VP Mid-Cap Value	—	—	204,315	2,003,823	2,208,138
ProFund VP Small-Cap Value	—	—	109,696	855,796	965,492
ProFund VP Asia 30	—	—	27,986	341,394	369,380
ProFund VP Europe 30	7,828,365	10,516,081	5,807,241	3,450,241	27,601,928
ProFund VP UltraBull	—	8,540,781	4,956,130	1,935,011	15,431,922
ProFund VP UltraMid-Cap	—	—	2,140,603	309,480	2,450,083
ProFund VP UltraSmall-Cap	7,664,872	1,543,341	1,543,341	567,511	11,319,065
ProFund VP UltraOTC	10,256,665	2,051,333	2,051,333	2,051,333	16,410,664
ProFund VP Bear	—	1,611,372	—	4,317,522	5,928,894
ProFund VP Short OTC	—	—	2,768,700	4,652,572	7,421,272
ProFund VP Basic Materials	—	—	878,920	125,560	1,004,480
ProFund VP Biotechnology	—	—	9,456,349	1,350,907	10,807,256
ProFund VP Energy	—	1,407,170	2,141,711	506,983	4,055,864
ProFund VP Financial	—	58,139	3,181,447	900,139	4,139,725
ProFund VP Healthcare	—	892,521	4,292,207	680,216	5,864,944
ProFund VP Precious Metals	—	—	5,473,596	794,536	6,268,132
ProFund VP Real Estate	—	1,884,982	2,428,236	616,174	4,929,392
ProFund VP Semiconductor	—	—	1,540,466	220,307	1,760,773
ProFund VP Technology	—	1,358,736	2,609,011	186,109	4,153,856
ProFund VP Telecommunications	—	2,176,462	494,206	381,524	3,052,192
ProFund VP Utilities	—	2,100,378	3,019,373	731,393	5,851,144
ProFund VP U.S. Government Plus	—	—	—	2,657,079	2,657,079
ProFund VP Rising Rates Opportunity	—	—	2,463,746	26,871	2,490,617
ProFund VP Money Market	—	—	1	—	1

195

PROFUNDS VP

Notes to Financial Statements (continued)

December 31, 2003

The tax characteristics of dividends paid to shareholders during the fiscal year ended December 31, 2003, were as follows:

	Distributions paid from

	Ordinary Income	Tax Return of Capital	Total Distributions Paid
ProFund VP Mid-Cap Growth	$122,706	$—	$122,706
ProFund VP Asia 30	17,570	—	17,570
ProFund VP Europe 30	130,122	—	130,122
ProFund VP Short OTC	266,897	—	266,897
ProFund VP Basic Materials	40,448	—	40,448
ProFund VP Financial	28,561	—	28,561
ProFund VP Real Estate	460,558	—	460,558
ProFund VP Utilities	429,358	—	429,358
ProFund VP U.S. Government Plus	4,059,176	2,138,536	6,197,712
ProFund VP Money Market	83,805	—	83,805

The tax characteristics of dividends paid to shareholders during the fiscal year ended December 31, 2002, were as follows:

	Distributions paid from

	Ordinary Income	Tax Return of Capital	Total Distributions Paid
ProFund VP Bear	$163,471	$—	$163,471
ProFund VP Biotechnology	225,790	—	225,790
ProFund VP Real Estate	1,644,743	275,790	1,920,533
ProFund VP U.S. Government Plus	1,531,855	—	1,531,855
ProFund VP Money Market	145,534	—	145,534

196

PROFUNDS VP

Notes to Financial Statements (continued)

December 31, 2003

As of December 31, 2003, the components of accumulated earnings (deficit) on a tax basis were as follows:

	Undistributed Ordinary Income	Undistributed Long Term Capital Gains	Distributions Payable	Accumulated Capital and Other Losses	Unrealized Appreciation (Depreciation)	Total Accumulated Earnings (Deficit)
ProFund VP Bull	$4,136,929	$542,309	$—	$(4,451,729)	$10,081,705	$10,309,214
ProFund VP Small-Cap	—	3,376,608	—	—	7,459,824	10,836,432
ProFund VP OTC	2,022,500	2,138,655	—	(21,011,282)	13,012,735	(3,837,392)
ProFund VP Mid-Cap Value	3,222,250	283,369	—	(2,208,138)	2,302,394	3,599,875
ProFund VP Mid-Cap Growth	1,390,157	—	—	—	4,012,693	5,402,850
ProFund VP Small-Cap Value	3,596,299	246,887	—	(965,492)	4,985,467	7,863,161
ProFund VP Small-Cap Growth	7,226,561	227,144	—	—	4,743,376	12,197,081
ProFund VP Asia 30	1,145,749	21,679	—	(369,380)	5,335,289	6,133,337
ProFund VP Europe 30	849,432	452,123	—	(27,601,928)	14,926,219	(11,374,154)
ProFund VP UltraBull	6,190,346	5,272,414	—	(15,431,922)	(224,286)	(4,193,448)
ProFund VP UltraMid-Cap	7,724,896	316,616	—	(2,450,083)	2,384,565	7,975,994
ProFund VP UltraSmall-Cap	23,048,622	6,701,259	—	(11,319,065)	2,784,166	21,214,982
ProFund VP UltraOTC	5,484,389	14,838,535	—	(16,410,664)	(40,574,334)	(36,662,074)
ProFund VP Bear	—	—	—	(30,014,307)	(639,993)	(30,654,300)
ProFund VP Short Small-Cap	—	—	—	(1,453,407)	(580)	(1,453,987)
ProFund VP Short OTC	—	—	—	(22,716,515)	(320,035)	(23,036,550)
ProFund VP Basic Materials	669,255	67,271	—	(1,004,480)	3,443,824	3,175,870
ProFund VP Biotechnology	705,529	2,330,630	—	(10,807,256)	15,990	(7,755,107)
ProFund VP Energy	23,892	15,248	—	(4,055,864)	(2,499,946)	(6,516,670)
ProFund VP Financial	80,498	—	—	(4,139,725)	1,575,725	(2,483,502)
ProFund VP Healthcare	—	—	—	(7,246,180)	987,125	(6,259,055)
ProFund VP Precious Metals	19,257,116	—	—	(6,268,132)	(898,495)	12,090,489
ProFund VP Real Estate	605,964	—	—	(4,929,392)	4,025,914	(297,514)
ProFund VP Semiconductor	1,025,359	65,114	—	(1,760,773)	1,682,513	1,012,213
ProFund VP Technology	139,045	199,486	—	(4,153,856)	(1,750,706)	(5,566,031)
ProFund VP Telecommunications	755,367	—	—	(3,052,192)	(475,919)	(2,772,744)
ProFund VP Utilities	464,231	732,144	—	(5,851,144)	207,404	(4,447,365)
ProFund VP U.S. Government Plus	—	—	—	(4,328,872)	136,052	(4,192,820)
ProFund VP Rising Rates Opportunity	—	—	—	(4,426,278)	363,847	(4,062,431)
ProFund VP Money Market	—	—	—	(1)	—	(1)

197

PROFUNDS VP

Notes to Financial Statements (continued)

December 31, 2003

As of December 31, 2003, the cost of securities for federal income tax purposes, the aggregate gross unrealized appreciation for all securities for which there was an excess of value over tax cost and the aggregate gross unrealized depreciation for all securities for which there was an excess of tax cost over value were as follows:

	Tax Cost	Tax Unrealized Appreciation	Tax Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
ProFund VP Bull	$203,228,905	$10,240,618	$(158,913)	$10,081,705
ProFund VP Small-Cap	122,587,143	9,709,700	(2,249,876)	7,459,824
ProFund VP OTC	140,303,677	13,274,972	(262,237)	13,012,735
ProFund VP Mid-Cap Value	48,352,607	2,400,668	(98,274)	2,302,394
ProFund VP Mid-Cap Growth	42,545,857	4,171,639	(158,946)	4,012,693
ProFund VP Small-Cap Value	142,210,388	5,634,756	(649,289)	4,985,467
ProFund VP Small-Cap Growth	148,795,194	5,449,156	(705,780)	4,743,376
ProFund VP Asia 30	43,829,503	5,676,595	(341,306)	5,335,289
ProFund VP Europe 30	127,622,384	14,972,963	(46,744)	14,926,219
ProFund VP UltraBull	62,686,005	—	(676,040)	(676,040)
ProFund VP UltraMid-Cap	37,872,950	1,896,597	(21,141)	1,875,456
ProFund VP UltraSmall-Cap	91,147,973	2,671,197	(209,058)	2,462,139
ProFund VP UltraOTC	153,225,284	—	(42,445,958)	(42,445,958)
ProFund VP Bear	52,167,190	—	—	—
ProFund VP Short Small-Cap	121,069	1	—	1
ProFund VP Short OTC	25,816,967	—	—	—
ProFund VP Basic Materials	47,517,216	3,472,738	(28,915)	3,443,823
ProFund VP Biotechnology	12,818,129	22,565	(6,515)	16,050
ProFund VP Energy	40,572,924	—	(2,499,679)	(2,499,679)
ProFund VP Financial	19,563,861	1,580,590	(4,865)	1,575,725
ProFund VP Healthcare	24,351,883	1,006,238	(19,113)	987,125
ProFund VP Precious Metals	73,756,385	—	—	—
ProFund VP Real Estate	35,571,738	4,050,100	(24,186)	4,025,914
ProFund VP Semiconductor	13,580,013	1,698,323	(15,683)	1,682,640
ProFund VP Technology	32,680,555	—	(1,750,706)	(1,750,706)
ProFund VP Telecommunications	6,318,252	—	(475,843)	(475,843)
ProFund VP Utilities	22,622,340	210,576	(3,172)	207,404
ProFund VP U.S. Government Plus	36,905,692	274,540	(6,683)	267,857
ProFund VP Rising Rates Opportunity	76,041,118	—	(1)	(1)
ProFund VP Money Market	5,091,958	—	—	—

198

Report of Independent Auditors

To the Board of Trustees and Shareholders of ProFunds

In our opinion, the accompanying statements of assets and liabilities, including the schedules of portfolio investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of ProFund VP Bull, ProFund VP Small-Cap, ProFund VP OTC, ProFund VP Mid-Cap Value, ProFund VP Mid-Cap Growth, ProFund VP Small-Cap Value, ProFund VP Small-Cap Growth, ProFund VP Asia 30, ProFund VP Europe 30, ProFund VP UltraBull, ProFund VP UltraMid-Cap, ProFund VP UltraSmall-Cap, ProFund VP UltraOTC, ProFund VP Bear, ProFund VP Short Small-Cap, ProFund VP Short OTC, ProFund VP Basic Materials, ProFund VP Biotechnology, ProFund VP Energy, ProFund VP Financial, ProFund VP Healthcare, ProFund VP Precious Metals, ProFund VP Real Estate, ProFund VP Semiconductor, ProFund VP Technology, ProFund VP Telecommunications, ProFund VP Utilities, ProFund VP U.S. Government Plus, ProFund VP Rising Rates Opportunity and ProFund VP Money Market (separate Funds of ProFunds, hereafter referred to as the “Funds”) at December 31, 2003, the results of each of their operations for the year then ended, the changes in their net assets and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2003 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

February 17, 2004

Columbus, Ohio

199

Trustees and Officers of ProFunds

Name, Address and Birth Date	Position(s) Held with the Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Non-Interested Trustees
Russell S. Reynolds, III c/o ProFunds 7501 Wisconsin Avenue, Suite 1000 Bethesda, MD 20814 Birth Date: 7/21/57	Trustee	Indefinite: 10/97 to present	Directorship Search Group, Inc. (Executive Recruitment): Managing Director [March 1993 to present]	77	Directorship Search Group, Inc.

Michael C. Wachs c/o ProFunds 7501 Wisconsin Avenue, Suite 1000 Bethesda, MD 20814 Birth Date: 10/21/61	Trustee	Indefinite: 10/97 to present	AMC Delancey Group, Inc. (Real Estate Development): Vice President [January 2001 to present]; Delancey Investment Group, Inc. (Real Estate Development): Vice President [May 1996 to December 2000]	77	AMC Delancey Group, Inc.
Interested Trustee
Michael L. Sapir* 7501 Wisconsin Avenue, Suite 1000 Bethesda, MD 20814 Birth Date: 5/19/58	Trustee	Indefinite: 4/97 to present	Chairman and Chief Executive Officer of the Advisor [May 1997 to present]	77	None

*	Mr. Sapir may be deemed to be an “interested person,” as defined by the 1940 Act, because of his employment with the Advisor.

Name, Address and Birth Date	Position(s) Held with the Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years
Executive Officers
Michael L. Sapir 7501 Wisconsin Avenue, Suite 1000 Bethesda, MD 20814 Birth Date: 5/19/58	Chairman	Indefinite: 4/97 to present	Chairman and Chief Executive Officer of the Advisor [May 1997 to present]

Louis M. Mayberg 7501 Wisconsin Avenue, Suite 1000 Bethesda, MD 20814 Birth Date: 8/9/62	President	Indefinite: 2/03 to present	President of the Advisor [May 1997 to present]

Marc R. Bryant 7501 Wisconsin Avenue, Suite 1000 Bethesda, MD 20814 Birth Date: 2/8/66	Secretary	Indefinite: 2/03 to present	Vice President and Chief Legal Counsel of the Advisor [July 2001 to present]; GE Investment Management Inc; Vice President and Associate General Counsel [April 1998 to June 2001]; Kirkpatrick & Lockhart LLP; Attorney [Prior to April 1998]

200

Trustees and Officers of ProFunds (continued)

Name, Address and Birth Date	Position(s) Held with the Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years

Troy A. Sheets 3435 Stelzer Road Columbus, OH 43219 Birth Date: 5/29/71	Treasurer	Indefinite: 6/02 to present	BISYS Fund Services: Vice President of Financial Services [April 2002 to present]; KPMG LLP: Senior Manager [August 1993 to March 2002]

John Danko 3435 Stelzer Road Columbus, OH 43219 Birth Date: 4/17/67	Vice President	Indefinite: 8/99 to present	BISYS Fund Services: Director of Client Services [February 1997 to present]

The Fund’s Statement of Additional Information includes additional information about the Fund’s Trustees and Officers. To receive your free copy of the Statement of Additional Information, call toll-free 1-888-776-3637.

201

ProFundsTM

This report is submitted for the general information of the shareholders of the ProFunds VP. It is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

INNOVATIONS IN INDEXING®

“Standard & Poor’s®,” “S&P®,” “S&P 500®,” “Standard & Poor’s 500,” “500”, and “S&P MidCap 400,” “Standard & Poor’s MidCap 400,” “S&P SmallCap 600,” “Standard & Poor’s SmallCap 600,” “S&P MidCap 400/Barra Growth Index,” “S&P MidCap 400/Barra Value Index,” “S&P SmallCap 600/Barra Growth Index,” and “S&P SmallCap 600/Barra Value Index” are trademarks of The McGraw-Hill Companies, Inc. and Barra, Inc. and have been licensed for use by ProFunds VP. “Dow Jones,” “Dow Jones Industrial AverageTM,” and the name of each Dow Jones sector index are trademarks of Dow Jones & Company, Inc. and have been licensed for use for certain purposes by ProFunds VP. “Russell 2000® Index” is a trademark of the Frank Russell Company. “NASDAQ-100® Index” is a trademark of the NASDAQ Stock Market, Inc. “The Nikkei 225 Stock Average” is a trademark of Nihon Keizal Shimbun, Inc. “Philadelphia Stock Exchange®”’ “PHLX®”, “PHLX Gold/Silver SectorSM” and “XAUSM” are trademarks or service marks of the Philadelphia Stock Exchange, Inc. ProFunds VP are not sponsored, endorsed, sold or promoted by these organizations and the organizations make no representations regarding the advisability of investing in ProFunds VP.

12/03

CLASSIC PROFUNDS VP

Bull

Small-Cap

Europe 30

BOND BENCHMARKED PROFUNDS VP

Rising Rates Opportunity

>	Annual Report

December 31, 2003

>  Table of Contents

i	MESSAGE FROM THE CHAIRMAN
ii	MANAGEMENT DISCUSSION OF FUND PERFORMANCE

SCHEDULES OF PORTFOLIO INVESTMENTS AND FINANCIAL STATEMENTS

1	ProFund VP Bull

10	ProFund VP Small-Cap

22	ProFund VP Europe 30

27	ProFund VP Rising Rates Opportunity

32	NOTES TO FINANCIAL STATEMENTS

37	REPORT OF INDEPENDENT AUDITORS

38	TRUSTEES AND OFFICERS OF PROFUNDS

Message from the Chairman

2003: Year of Contrasts, Recovery and Growth

Dear Shareholders:

I am pleased to present the Annual Report to Shareholders of ProFunds VP for the 12 months ended December 31, 2003.

The year was marked by contrasts. On one hand, geopolitical tensions epitomized by the second Gulf War as well as a perception of high unemployment lent an air of uncertainty to the U.S. economy. On the other hand, during the second half of the year we witnessed a resurgence of economic growth.

Many believe the expansion in the economy was spurred by historically low short-term interest rates and stimulative tax and spending polices. Others suggest the turnaround was just the business cycle curving up after several years of a downward trend.

In either case, virtually no one denied that the force of the economic recovery was powerful.

Along with economic growth—or at least, in anticipation of it—came significantly higher stock prices as the year progressed. For the year, the S&P 500 and the NASDAQ-100 rose 26.38% and 49.12%, respectively. As markets rose, mutual fund investors shifted from a defensive posture to one of greater interest in equity funds.

ProFunds, saw significant growth during 2003. We began the year as a $3.0 billion mutual fund complex and ended it with $5.4 billion in assets under management—an increase of 79%.

Michael L. Sapir—Chairman

That growth can be attributed to a variety of factors —not least among them the flexibility ProFunds afford investors to respond to changing market and economic conditions.

In the pages that follow, you’ll find a detailed discussion of ProFunds’ performance for 2003. We urge you to read this material closely.

We deeply appreciate and are honored by the confidence you have expressed in ProFunds. Be assured that we do not take your trust for granted.

Sincerely,

Michael L. Sapir

Chairman

The above information is not a part of the Annual Report.

i

PROFUNDS VP

Management Discussion of Fund Performance

Investment Strategies and Techniques:

ProFund Advisors uses a mathematical approach in seeking to achieve the investment objective of each ProFund VP. Using this approach, ProFund Advisors (PFA) determines the type, quantity and mix of investment positions that a ProFund VP should hold to approximate the performance of its benchmark.1

ProFund Advisors does not invest the assets of the ProFunds VP in securities or financial instruments based on its view of the investment merit of a particular security, instrument, or company, nor does it conduct conventional stock research or analysis, or forecast stock market movement or trends. Each ProFund VP seeks to remain fully invested at all times in securities or financial instruments that provide exposure to its benchmark without regard to market conditions, trends, or direction.

The ProFunds VP do not seek to provide correlation with their benchmarks over a period of time other than daily because mathematical compounding prevents the ProFunds VP from achieving such results.

Factors that materially affected the performance of each ProFunds VP during 20032:

The major factors that influenced the performance of the ProFunds VP included the cumulative effect of the daily performance of each ProFund VP’s benchmark, the amount of leverage, if any, employed by a ProFund VP, and whether the ProFund VP is designed to have direct or inverse correlation to an index or security. Other factors that affected the performance of the ProFunds VP include, but are not limited to, dividends, fees, expenses, transaction costs, and interest rates.

•	Benchmark Performance: The performance of the index or security underlying each ProFund VP’s benchmark is the principal factor of performance. An index is a statistical composite that tracks a specified financial market or sector. Unlike the ProFunds VP, indices do not actually hold a portfolio of securities and/or financial instruments, and therefore do not incur fees, expenses, and transaction costs incurred by the ProFunds VP. Fees, expenses, and transaction costs negatively impact the performance of the ProFunds VP. Please refer to the fund specific pages that follow for a discussion of factors materially affecting the index or security underlying each ProFund VP’s benchmark, as well as for each ProFund VP’s performance. Performance for each ProFund VP will differ from the underlying index performance.
•	Leverage and Correlation: Each of the ProFunds VP is benchmarked to a positive or negative multiple of an index’s or a security’s daily return. ProFund VP Rising Rates Opportunity is designed to have an inverse (negative) daily correlation to the index or security. This ProFund VP was inversely affected by the daily performance of the underlying index or security and the factors affecting that index or security on a daily basis. ProFund VP Rising Rates Opportunity is also leveraged. The inverse effect discussed above is amplified.

General Factors Affecting Benchmark and Fund Performance:

In 2003, the S&P 500 Index rose 26.4%. Global equity markets also posted strong gains, with the DJ World ex-US index rising 38.6% in US dollar terms.

We believe that the major factors affecting the domestic equity markets generally included a rebounding U.S. economy, a continued low interest rate environment, a low inflation environment and some easing of geopolitical tensions. Investor confidence in the improving economy also seemed to outweigh the cumulative effect of corporate scandals.

By many measures the U.S. economy was healthier in 2003 than the year earlier. The Gross Domestic Product grew at an 8.2% annualized rate in the third quarter, following more subdued growth rates in the first and second quarters of the year. Tax cuts led to greater consumer spending while aggregate measures of U.S. corporate profits finished 2003 with strong double digit growth rates. On a less positive note, the widening U.S. government deficit raised the specter of higher interest rates in the future.

In 2003, the Fed decreased the Fed Funds rate to 1.0%, a 45-year low. Generally low real (inflation-adjusted) interest rates allowed homeowners and corporations to further reduce their costs of borrowing. During much of the year, the Federal Reserve expressed a greater concern regarding potential of deflation, or a decline in overall price levels, than regarding potential inflation.

Geopolitical issues were front and center again in 2003. The fall of Saddam Hussein’s regime in March and the formal resolution of the war with Iraq helped propel equity markets higher despite mounting concerns about continuing casualties in the region.

Factors more specific to the performance of each Benchmark and each ProFund VP are discussed in the pages that follow.

[1]	A benchmark can be any objective standard of investment performance that a mutual fund uses to measure its return, such as a multiple of the return of a stock index. For example, ProFund VP Rising Rates Opportunity has a benchmark of 125% of the inverse of the daily return of the most recently issued 30-year U.S. Treasury Bond.
[2]	Past performance is no guarantee of future results.

ii

ProFund VP Bull

The ProFund VP Bull seeks daily investment results, before fees and expenses, that correspond to the daily performance of the S&P 500® Index. For the year ended December 31, 2003, the Fund had a total return of 25.59%1, compared to a return of 26.38%2 for the Index. For the year, the Fund achieved an average daily statistical correlation of over 0.99 to the daily performance of the Index.3

The Fund applies a mathematical approach to investing. In doing so it takes positions in securities and/or financial instruments that, in combination, should have similar daily return characteristics as the Index. The S&P 500 Index is a measure of large-cap U.S. stock market performance. It is a capitalization weighted index of 500 U.S. operating companies and REITs selected by an S&P committee through a non-mechanical process that factors criteria such as liquidity, price, market capitalization, financial viability, and public float. Reconstitution occurs both on a quarterly and on an ongoing basis.

The performance of the S&P 500 Index (and thus the Fund) was driven largely by systemic factors affecting the U.S. equity markets. Improving corporate profit projections and expectations that the interest rate environment would remain low supported higher equity valuations. Investor confidence in the improving economy seemed to outweigh any concerns over corporate scandals. Of the ten highest weighted constituents of the Index at the beginning of the year, the top performers in terms of stock price return were Citigroup (+37.94%), General Electric (+27.23%), and IBM (+19.59%), while the poorest performers were Merck (-13.77%), Johnson & Johnson (-3.82%), and WalMart (+5.03%).

Value of a $10,000 Investment*

* The line graph represents historical performance of a hypothetical investment of $10,000 in the ProFund VP Bull from May 1, 2001 to December 31, 2003 assuming the reinvestment of distributions.

Average Annual Total Return as of 12/31/031

	1 Year	Since Inception (5/1/01)

ProFund VP Bull	25.59%	(5.61)%

S&P 500 Index	26.38%	(4.76)%

1 Past performance does not guarantee future results. Total return calculations assume the reinvestment of distributions and do not reflect the effect of taxes. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and net asset value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. During the period, certain fees were reduced. If such fee reductions had not occurred, the quoted performance would be lower. Performance numbers are net of all Fund expenses but do not include any insurance, sales, or administrative charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower.

2 The S&P 500 Index is a price return index and does not reflect the reinvestment of dividends, the impact of transaction costs, nor the deduction of expenses associated with a mutual fund such as investment management and accounting fees. It is not possible to invest directly in an index. The Fund’s performance does reflect the reinvestment of dividends, the impact of transaction costs and the deduction of fees and expenses.

3 1.00 equals perfect correlation.

The above information is not covered by the Report of Independent Auditors.

1

PROFUNDS VP ProFund VP Bull	Schedule of Portfolio Investments December 31, 2003

Common Stocks (71.6%)

	Shares	Value
3M Co.	12,300	$1,045,869
Abbott Laboratories	24,600	1,146,360
ACE, Ltd.	4,346	180,011
ADC Telecommunications, Inc.*	12,628	37,505
Adobe Systems, Inc.	3,690	145,017
Advanced Micro Devices, Inc.*	5,494	81,861
AES Corp.*	9,758	92,116
Aetna, Inc.	2,378	160,705
AFLAC, Inc.	8,036	290,742
Agilent Technologies, Inc.*	7,462	218,189
Air Products & Chemicals, Inc.	3,608	190,611
Alberto-Culver Co.—Class B	902	56,898
Albertson’s, Inc.	5,740	130,011
Alcoa, Inc.	13,612	517,256
Allegheny Energy, Inc.*	1,968	25,112
Allegheny Technologies, Inc.	1,230	16,261
Allergan, Inc.	2,050	157,461
Allied Waste Industries, Inc.*	3,280	45,526
Allstate Corp.	11,070	476,231
Alltel Corp.	4,920	229,174
Altera Corp.*	5,986	135,882
Altria Group, Inc.	31,898	1,735,889
Ambac Financial Group, Inc.	1,640	113,800
Amerada Hess Corp.	1,394	74,119
Ameren Corp.	2,542	116,932
American Electric Power, Inc.	6,232	190,138
American Express Co.	20,254	976,850
American Greetings Corp.—Class A*	1,066	23,313
American International Group, Inc.	41,000	2,717,480
American Power Conversion Corp.	3,116	76,186
American Standard Cos.*	1,148	115,604
AmerisourceBergen Corp.	1,722	96,690
Amgen, Inc.*	20,254	1,251,698
AmSouth Bancorp	5,494	134,603
Anadarko Petroleum Corp.	3,936	200,775
Analog Devices, Inc.	5,740	262,031
Andrew Corp.*	2,378	27,371
Anheuser-Busch Companies, Inc.	12,792	673,883
Anthem, Inc.*	2,214	166,050
AON Corp.	4,920	117,785
Apache Corp.	2,542	206,156
Apartment Investment & Management Co.—Class A	1,476	50,922
Apollo Group, Inc.—Class A*	2,788	189,584
Apple Computer, Inc.*	5,658	120,911
Applera Corp.—Applied Biosystems Group	3,280	67,929
Applied Materials, Inc.*	26,158	587,247
Applied Micro Circuits Corp.*	4,838	28,931
Archer-Daniels-Midland Co.	10,168	154,757
Ashland, Inc.	1,066	46,968
AT&T Corp.	12,382	251,355
AT&T Wireless Services, Inc.*	42,640	340,694
Autodesk, Inc.	1,722	42,327
Automatic Data Processing, Inc.	9,348	370,274
AutoNation, Inc.*	4,346	79,836
AutoZone, Inc.*	1,394	118,783
Avaya, Inc.*	6,560	84,886
Avery Dennison Corp.	1,722	96,466
Avon Products, Inc.	3,690	249,038

Common Stocks, continued

	Shares	Value
Baker Hughes, Inc.	5,248	$168,776
Ball Corp.	902	53,732
Bank of America Corp.	23,370	1,879,648
Bank of New York Company, Inc.	12,136	401,944
Bank One Corp.	17,548	800,013
Bard (C.R.), Inc.	820	66,625
Bausch & Lomb, Inc.	820	42,558
Baxter International, Inc.	9,594	292,809
BB&T Corp.	8,610	332,690
Bear Stearns Cos., Inc.	1,558	124,562
Becton, Dickinson & Co.	4,018	165,301
Bed Bath & Beyond, Inc.*	4,674	202,618
BellSouth Corp.	29,028	821,492
Bemis Company, Inc.	820	41,000
Best Buy Co., Inc.	5,084	265,588
Big Lots, Inc.*	1,804	25,635
Biogen Idec, Inc.*	5,189	190,851
Biomet, Inc.	4,018	146,295
BJ Services Co.*	2,460	88,314
Black & Decker Corp.	1,230	60,665
Block H & R, Inc.	2,788	154,372
BMC Software, Inc.*	3,526	65,760
Boeing Co.	13,202	556,332
Boise Cascade Corp.	1,394	45,807
Boston Scientific Corp.*	12,874	473,248
Bristol-Myers Squibb Co.	30,504	872,414
Broadcom Corp.—Class A*	4,756	162,132
Brown-Forman Corp.	984	91,955
Brunswick Corp.	1,476	46,981
Burlington Northern Santa Fe Corp.	5,822	188,342
Burlington Resources, Inc.	3,116	172,564
Calpine Corp.*	6,478	31,159
Campbell Soup Co.	6,478	173,610
Capital One Financial Corp.	3,608	221,134
Cardinal Health, Inc.	6,806	416,255
Carnival Corp.	9,922	394,201
Caterpillar, Inc.	5,494	456,112
Cendant Corp.	15,908	354,270
CenterPoint Energy, Inc.	4,838	46,880
Centex Corp.	984	105,927
CenturyTel, Inc.	2,296	74,896
Charter One Financial, Inc.	3,526	121,823
ChevronTexaco Corp.	16,810	1,452,216
Chiron Corp.*	2,952	168,234
Chubb Corp.	2,952	201,031
CIENA Corp.*	7,462	49,548
CIGNA Corp.	2,214	127,305
Cincinnati Financial Corp.	2,542	106,459
Cinergy Corp.	2,788	108,202
Cintas Corp.	2,706	135,652
Circuit City Stores, Inc.	3,280	33,226
Cisco Systems, Inc.*	108,486	2,635,125
Citigroup, Inc.	81,098	3,936,496
Citizens Communications Co.*	4,510	56,014
Citrix Systems, Inc.*	2,542	53,916
Clear Channel Communications, Inc.	9,676	453,127
Clorox Co.	3,280	159,277
CMS Energy Corp.*	2,542	21,658
Coca-Cola Co.	38,540	1,955,905
Coca-Cola Enterprises, Inc.	7,134	156,021

See accompanying notes to the financial statements.

2

PROFUNDS VP ProFund VP Bull	Schedule of Portfolio Investments December 31, 2003

Common Stocks, continued

	Shares	Value
Colgate-Palmolive Co.	8,446	$422,722
Comcast Corp.—Special Class A*	35,342	1,161,692
Comerica, Inc.	2,788	156,295
Computer Associates International, Inc.	9,102	248,849
Computer Sciences Corp.*	2,952	130,567
Compuware Corp.*	6,068	36,651
Comverse Technology, Inc.*	3,034	53,368
ConAgra Foods, Inc.	8,446	222,890
Concord EFS, Inc.*	7,298	108,302
ConocoPhillips	10,660	698,976
Consolidated Edison, Inc.	3,526	151,653
Constellation Energy Group, Inc.	2,624	102,756
Convergys Corp.*	2,214	38,656
Cooper Industries, Ltd.—Class A	1,476	85,505
Cooper Tire & Rubber Co.	1,148	24,544
Coors (Adolph) Co.—Class B	574	32,201
Corning, Inc.*	20,910	218,091
Costco Wholesale Corp.*	7,216	268,291
Countrywide Credit Industries, Inc.	2,907	220,496
Crane Co.	902	27,727
CSX Corp.	3,362	120,830
Cummins, Inc.	656	32,105
CVS Corp.	6,232	225,100
Dana Corp.	2,296	42,132
Danaher Corp.	2,378	218,182
Darden Restaurants, Inc.	2,624	55,209
Deere & Co.	3,772	245,368
Dell, Inc.*	40,262	1,367,298
Delphi Automotive Systems Corp.	8,774	89,583
Delta Air Lines, Inc.	1,968	23,242
Deluxe Corp.	820	33,891
Devon Energy Corp.	3,690	211,289
Dillard’s, Inc.—Class A	1,312	21,596
Dollar General Corp.	5,330	111,877
Dominion Resources, Inc.	5,084	324,512
Donnelley (R.R.) & Sons Co.	1,804	54,391
Dover Corp.	3,198	127,121
Dow Chemical Co.	14,432	599,938
Dow Jones & Company, Inc.	1,312	65,403
DTE Energy Co.	2,624	103,386
Du Pont (E.I.) de Nemours	15,662	718,729
Duke Energy Corp.	14,268	291,781
Dynegy, Inc.—Class A*	5,904	25,269
Eastman Chemical Co.	1,230	48,622
Eastman Kodak Co.	4,510	115,772
Eaton Corp.	1,230	132,815
eBay, Inc.*	10,168	656,751
Ecolab, Inc.	4,018	109,973
Edison International*	5,084	111,492
El Paso Corp.	9,594	78,575
Electronic Arts, Inc.*	4,674	223,324
Electronic Data Systems Corp.	7,544	185,130
Eli Lilly & Co.	17,630	1,239,918
EMC Corp.*	37,802	488,402
Emerson Electric Co.	6,642	430,070
Engelhard Corp.	1,968	58,942
Entergy Corp.	3,608	206,125
EOG Resources, Inc.	1,804	83,291
Equifax, Inc.	2,214	54,243
Equity Office Properties Trust	6,314	180,896

Common Stocks, continued

	Shares	Value
Equity Residential Properties Trust	4,346	$128,250
Exelon Corp.	5,166	342,816
Express Scripts, Inc.—Class A*	1,230	81,709
Exxon Mobil Corp.	103,894	4,259,655
Family Dollar Stores, Inc.	2,706	97,091
Fannie Mae	15,252	1,144,815
Federated Department Stores, Inc.	2,870	135,263
Federated Investors, Inc.—Class B	1,722	50,558
FedEx Corp.	4,674	315,495
Fifth Third Bancorp	8,938	528,236
First Data Corp.	11,480	471,713
First Tennessee National Corp.	1,968	86,789
FirstEnergy Corp.	5,166	181,843
Fiserv, Inc.*	3,034	119,873
Fleet Boston Financial Corp.	16,564	723,019
Fluor Corp.	1,312	52,008
Ford Motor Co.	28,782	460,512
Forest Laboratories, Inc.*	5,740	354,732
Fortune Brands, Inc.	2,296	164,141
FPL Group, Inc.	2,870	187,755
Franklin Resources, Inc.	3,936	204,908
Freddie Mac	10,906	636,038
Freeport-McMoRan Copper & Gold, Inc.—Class B	2,706	114,004
Gannett Co., Inc.	4,264	380,178
Gap, Inc.	14,104	327,354
Gateway, Inc.*	5,084	23,386
General Dynamics Corp.	3,116	281,655
General Electric Co.	157,768	4,887,652
General Mills, Inc.	5,904	267,451
General Motors Corp.	8,774	468,532
Genuine Parts Co.	2,706	89,839
Genzyme Corp.—General Division*	3,526	173,973
Georgia Pacific Corp.	4,018	123,232
Gillette Co.	15,908	584,301
Golden West Financial Corp.	2,378	245,386
Goodrich Corp.	1,886	55,995
Goodyear Tire & Rubber Co.*	2,788	21,914
Grainger (W.W.), Inc.	1,394	66,062
Great Lakes Chemical Corp.	820	22,296
Guidant Corp.	4,756	286,311
Halliburton Co.	6,888	179,088
Harley-Davidson, Inc.	4,756	226,053
Harrah’s Entertainment, Inc.	1,722	85,704
Hartford Financial Services Group, Inc.	4,428	261,385
Hasbro, Inc.	2,706	57,584
HCA, Inc.	7,790	334,658
Health Management Associates, Inc.—Class A	3,772	90,528
Heinz (H.J.) Co.	5,494	200,146
Hercules, Inc.*	1,722	21,008
Hershey Foods Corp.	2,050	157,830
Hewlett-Packard Co.	47,888	1,099,987
Hilton Hotels Corp.	5,986	102,540
Home Depot, Inc.	35,752	1,268,837
Honeywell International, Inc.	13,530	452,308
Humana, Inc.*	2,542	58,085
Huntington Bancshares, Inc.	3,608	81,180
Illinois Tool Works, Inc.	4,838	405,957
IMS Health, Inc.	3,772	93,772

See accompanying notes to the financial statements.

3

PROFUNDS VP ProFund VP Bull	Schedule of Portfolio Investments December 31, 2003

Common Stocks, continued

	Shares	Value
Ingersoll-Rand Co.—Class A	2,706	$183,683
Intel Corp.	102,664	3,305,780
International Business Machines Corp	27,060	2,507,921
International Flavors & Fragrances, Inc.	1,476	51,542
International Game Technology	5,412	193,208
International Paper Co.	7,544	325,222
Interpublic Group of Companies, Inc.*	6,478	101,057
Intuit, Inc.*	3,116	164,868
ITT Industries, Inc.	1,476	109,534
J.P. Morgan Chase & Co.	32,062	1,177,637
Jabil Circuit, Inc.*	3,116	88,183
Janus Capital Group, Inc.	3,772	61,899
JDS Uniphase Corp.*	22,550	82,308
Jefferson-Pilot Corp.	2,214	112,139
John Hancock Financial Services, Inc.	4,510	169,125
Johnson & Johnson	46,658	2,410,352
Johnson Controls, Inc.	1,394	161,870
Jones Apparel Group, Inc.	1,968	69,333
KB Home	738	53,520
Kellogg Co.	6,396	243,560
Kerr-McGee Corp.	1,558	72,431
KeyCorp	6,560	192,339
KeySpan Corp.	2,460	90,528
Kimberly-Clark Corp.	7,954	470,002
Kinder Morgan, Inc.	1,968	116,309
King Pharmaceuticals, Inc.*	3,772	57,561
KLA-Tencor Corp.*	3,034	178,005
Knight Ridder, Inc.	1,230	95,165
Kohls Corp.*	5,330	239,530
Kroger Co.*	11,726	217,048
Leggett & Platt, Inc.	3,034	65,625
Lexmark International Group, Inc.*	2,050	161,212
Limited, Inc.	8,118	146,368
Lincoln National Corp.	2,788	112,552
Linear Technology Corp.	4,920	206,984
Liz Claiborne, Inc.	1,722	61,062
Lockheed Martin Corp.	7,052	362,473
Loews Corp.	2,952	145,976
Louisiana-Pacific Corp.*	1,640	29,323
Lowe’s Cos., Inc.	12,382	685,838
LSI Logic Corp.*	5,986	53,096
Lucent Technologies, Inc.*	65,928	187,236
Manor Care, Inc.	1,394	48,191
Marathon Oil Corp.	4,838	160,089
Marriott International, Inc.—Class A	3,608	166,690
Marsh & McLennan Companies, Inc.	8,364	400,552
Marshall & Ilsley Corp.	3,526	134,870
Masco Corp.	7,298	200,038
Mattel, Inc.	6,724	129,571
Maxim Integrated Products, Inc.	5,166	257,267
May Department Stores Co.	4,510	131,106
Maytag Corp.	1,230	34,256
MBIA, Inc.	2,296	135,992
MBNA Corp.	20,090	499,237
McCormick & Co., Inc.	2,214	66,641
McDonald’s Corp.	19,926	494,763
McGraw-Hill Companies, Inc.	3,034	212,137
McKesson Corp.	4,592	147,679
MeadWestvaco Corp.	3,116	92,701
Medco Health Solutions, Inc.*	4,264	144,933

Common Stocks, continued

	Shares	Value
MedImmune, Inc.*	3,854	$97,892
Medtronic, Inc.	19,024	924,757
Mellon Financial Corp.	6,724	215,908
Merck & Co., Inc.	34,932	1,613,858
Mercury Interactive Corp.*	1,394	67,804
Meredith Corp.	820	40,024
Merrill Lynch & Co., Inc.	1,936	113,546
MetLife, Inc.	11,972	403,097
MGIC Investment Corp.	1,558	88,713
Micron Technology, Inc.*	9,594	129,231
Microsoft Corp.	169,904	4,679,156
Millipore Corp.*	738	31,771
Molex, Inc.	2,952	102,995
Monsanto Co.	4,100	117,998
Monster Worldwide, Inc.*	1,804	39,616
Moody’s Corp.	2,378	143,988
Morgan Stanley Dean Witter & Co.	17,056	987,031
Motorola, Inc.	36,572	514,568
Nabors Industries, Ltd.*	2,296	95,284
National City Corp.	9,594	325,620
National Semiconductor Corp.*	2,952	116,338
Navistar International Corp.*	1,066	51,051
NCR Corp.*	1,476	57,269
Network Appliance, Inc.*	5,412	111,108
New York Times Co.—Class A	2,378	113,645
Newell Rubbermaid, Inc.	4,346	98,958
Newmont Mining Corp.	6,806	330,840
Nextel Communications, Inc.—Class A*	17,302	485,494
NICOR, Inc.	656	22,330
Nike, Inc.—Class B	4,100	280,686
NiSource, Inc.	4,100	89,954
Noble Corp.*	2,132	76,283
Nordstrom, Inc.	2,132	73,128
Norfolk Southern Corp.	6,150	145,448
North Fork Bancorp, Inc.	2,378	96,238
Northern Trust Corp.	3,444	159,870
Northrop Grumman Corp.	2,870	274,372
Novell, Inc.*	5,904	62,110
Novellus Systems, Inc.*	2,378	99,995
Nucor Corp.	1,230	68,879
NVIDIA Corp.*	2,542	59,102
Occidental Petroleum Corp.	6,068	256,312
Office Depot, Inc.*	4,920	82,213
Omnicom Group	2,952	257,798
Oracle Corp.*	82,164	1,084,565
PACCAR, Inc.	1,804	153,556
Pactiv Corp.*	2,460	58,794
Pall Corp.	1,968	52,801
Parametric Technology Corp.*	4,182	16,477
Parker Hannifin Corp.	1,886	112,217
Paychex, Inc.	5,904	219,629
Penney (J.C.) Co.	4,264	112,058
Peoples Energy Corp.	574	24,131
PeopleSoft, Inc.*	5,904	134,611
PepsiCo, Inc.	26,978	1,257,714
PerkinElmer, Inc.	1,968	33,594
Pfizer, Inc.	119,966	4,238,398
PG&E Corp.*	6,478	179,894
Phelps Dodge Corp.*	1,394	106,069
Pinnacle West Capital Corp.	1,394	55,788

See accompanying notes to the financial statements.

4

PROFUNDS VP ProFund VP Bull	Schedule of Portfolio Investments December 31, 2003

Common Stocks, continued

	Shares	Value
Pitney Bowes, Inc.	3,690	$149,888
Plum Creek Timber Company, Inc.	2,870	87,392
PMC-Sierra, Inc.*	2,706	54,526
PNC Financial Services Group	4,346	237,857
Power-One, Inc.*	1,312	14,209
PPG Industries, Inc.	2,706	173,238
PPL Corp.	2,788	121,975
Praxair, Inc.	5,084	194,209
Principal Financial Group, Inc.	5,084	168,128
Procter & Gamble Co.	20,418	2,039,350
Progress Energy, Inc.	3,854	174,432
Progressive Corp.	3,362	281,030
Prologis Trust	2,788	89,467
Providian Financial Corp.*	4,592	53,451
Prudential Financial, Inc.	8,528	356,215
Public Service Enterprise Group, Inc.	3,690	161,622
Pulte Homes, Inc.	984	92,122
QLogic Corp.*	1,476	76,162
Qualcomm, Inc.	12,546	676,606
Quest Diagnostics, Inc.*	1,640	119,900
Qwest Communications International, Inc.*	27,798	120,087
R.J. Reynolds Tobacco Holdings	1,312	76,293
RadioShack Corp.	2,542	77,989
Raytheon Co.	6,560	197,062
Reebok International, Ltd.	902	35,467
Regions Financial Corp.	3,526	131,167
Robert Half International, Inc.*	2,706	63,158
Rockwell Collins, Inc.	2,788	83,724
Rockwell International Corp.	2,952	105,091
Rohm & Haas Co.	3,526	150,595
Rowan Companies, Inc.*	1,476	34,199
Ryder System, Inc.	984	33,604
Sabre Holdings Corp.	2,214	47,800
SAFECO Corp.	2,214	86,191
Safeway, Inc.*	6,970	152,713
Sanmina-SCI Corp.*	8,118	102,368
Sara Lee Corp.	12,382	268,813
SBC Communications, Inc.	51,988	1,355,327
Schering-Plough Corp.	23,124	402,126
Schlumberger, Ltd.	9,184	502,548
Schwab (Charles) Corp.	21,320	252,429
Scientific-Atlanta, Inc.	2,378	64,919
Sealed Air Corp.*	1,312	71,032
Sears, Roebuck & Co.	4,018	182,779
Sempra Energy	3,526	105,992
Sherwin-Williams Co.	2,296	79,763
Siebel Systems, Inc.*	7,790	108,047
Sigma-Aldrich Corp.	1,066	60,954
Simon Property Group, Inc.	3,034	140,596
SLM Corp.	7,052	265,719
Snap-on, Inc.	902	29,080
Solectron Corp.*	13,120	77,539
Southern Co.	11,480	347,271
SouthTrust Corp.	5,248	171,767
Southwest Airlines Co.	12,382	199,846
Sprint Corp. (FON Group)	14,186	232,934
Sprint Corp. (PCS Group)*	16,236	91,246
St. Jude Medical, Inc.*	2,706	166,013
St. Paul Companies, Inc.	3,608	143,057
Stanley Works	1,312	49,685

Common Stocks, continued

	Shares	Value
Staples, Inc.*	7,790	$212,667
Starbucks Corp.*	6,150	203,319
Starwood Hotels & Resorts Worldwide, Inc.	3,198	115,032
State Street Corp.	5,248	273,316
Stryker Corp.	3,116	264,891
Sun Microsystems, Inc.*	51,332	230,481
SunGard Data Systems, Inc.*	4,510	124,972
Sunoco, Inc.	1,230	62,915
SunTrust Banks, Inc.	4,428	316,602
SuperValu, Inc.	2,132	60,954
Symantec Corp.*	4,838	167,637
Symbol Technologies, Inc.	3,608	60,939
Synovus Financial Corp.	4,756	137,544
Sysco Corp.	10,168	378,556
T. Rowe Price Group, Inc.	1,968	93,303
Target Corp.	14,350	551,040
TECO Energy, Inc.	2,952	42,538
Tektronix, Inc.	1,312	41,459
Tellabs, Inc.*	6,560	55,301
Temple-Inland, Inc.	820	51,389
Tenet Healthcare Corp.*	7,298	117,133
Teradyne, Inc.*	3,034	77,215
Texas Instruments, Inc.	27,224	799,841
Textron, Inc.	2,132	121,652
The Pepsi Bottling Group, Inc.	4,100	99,138
Thermo Electron Corp.*	2,542	64,058
Thomas & Betts Corp.	902	20,647
Tiffany & Co.	2,296	103,779
Time Warner, Inc.*	71,094	1,278,980
TJX Companies, Inc.	7,872	173,578
Torchmark Corp.	1,804	82,154
Toys R Us, Inc.*	3,362	42,496
Transocean Sedco Forex, Inc.*	5,002	120,098
Travelers Property Casualty Corp.— Class B	15,826	268,567
Tribune Co.	4,920	253,872
Tupperware Corp.	902	15,641
TXU Corp.	5,084	120,592
Tyco International, Ltd.	31,406	832,259
U.S. Bancorp	30,340	903,525
Union Pacific Corp.	4,018	279,171
Union Planters Corp.	2,952	92,958
Unisys Corp.*	5,166	76,715
United Parcel Service, Inc.—Class B	17,630	1,314,316
United States Steel Corp.	1,640	57,433
United Technologies Corp.	7,380	699,403
UnitedHealth Group, Inc.	9,184	534,326
Univision Communications, Inc.— Class A*	5,084	201,784
Unocal Corp.	4,100	151,003
UnumProvident Corp.	4,674	73,709
UST, Inc.	2,624	93,651
Veritas Software Corp.*	6,724	249,864
Verizon Communications, Inc.	43,378	1,521,700
VF Corp.	1,722	74,459
Viacom, Inc.—Class B	27,470	1,219,119
Visteon Corp.	2,050	21,341
Vulcan Materials Co.	1,558	74,114
Wachovia Corp.	20,828	970,377
Wal-Mart Stores, Inc.	67,978	3,606,232

See accompanying notes to the financial statements.

5

PROFUNDS VP ProFund VP Bull	Schedule of Portfolio Investments December 31, 2003

Common Stocks, continued

	Shares	Value
Walgreen Co.	16,072	$584,698
Walt Disney Co.	32,144	749,920
Washington Mutual, Inc.	14,104	565,852
Waste Management, Inc.	9,184	271,847
Waters Corp.*	1,886	62,540
Watson Pharmaceuticals, Inc.*	1,722	79,212
Wellpoint Health Networks, Inc.*	2,378	230,642
Wells Fargo & Co.	26,568	1,564,590
Wendy’s International, Inc.	1,804	70,789
Weyerhaeuser Co.	3,444	220,416
Whirlpool Corp.	1,066	77,445
Williams Companies, Inc.	8,118	79,719
Winn-Dixie Stores, Inc.	2,214	22,029
Worthington Industries, Inc.	1,394	25,134
Wrigley (WM.) JR Co.	3,526	198,196
Wyeth	20,910	887,630
Xcel Energy, Inc.	6,232	105,819
Xerox Corp.*	12,464	172,003
Xilinx, Inc.*	5,412	209,661
XL Capital, Ltd.—Class A	2,132	165,337
Yahoo!, Inc.*	10,332	466,696
YUM! Brands, Inc.*	4,592	157,965
Zimmer Holdings, Inc.*	3,772	265,549
Zions Bancorp	1,394	85,494

TOTAL COMMON STOCKS (Cost $135,357,655)		159,768,354

U.S. Government Agency Obligations (24.0%)

	Principal Amount
Federal National Mortgage Association, 0.50%, 01/02/04	$53,543,000	53,542,256

TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS (Cost $53,542,256)		53,542,256

TOTAL INVESTMENT SECURITIES (Cost $188,899,911)—95.6%		213,310,610
Net other assets (liabilities)—4.4%		9,812,359

NET ASSETS—100.0%		$223,122,969

Futures Contracts Purchased

	Contracts	Unrealized Appreciation (Depreciation)
S&P 500 Futures Contract expiring March 2004 (Underlying face amount at value $63,404,375)	229	$1,947,970
E-Mini S&P 500 Futures Contract expiring March 2004 (Underlying face amount at value $55,375)	1	(17)

ProFund VP Bull invested, as a percentage of net assets, in the following industries, as of December 31, 2003:

Advertising	0.2%
Aerospace/Defense	1.1%
Agriculture	0.9%
Airlines	0.1%
Apparel	0.2%

Auto Manufacturers	0.5%
Auto Parts & Equipment	0.2%
Banks	4.9%
Beverages	1.9%
Biotechnology	0.8%
Building Materials	0.2%
Chemicals	1.1%
Commercial Services	0.7%
Computers	3.1%
Cosmetics/Personal Care	1.7%
Distribution/Wholesale	0.1%
Diversified Financial Services	4.8%
Electric	1.8%
Electrical Components & Equipment	0.3%
Electronics	0.4%
Engineering & Construction	0.1%
Entertainment	0.1%
Environmental Control	0.1%
Food	1.3%
Forest & Paper Products	0.4%
Gas	0.1%
Hand/Machine Tools	0.1%
Healthcare—Products	2.5%
Healthcare—Services	0.8%
Home Builders	0.1%
Home Furnishings	0.1%
Household Products/Wares	0.2%
Housewares	0.1%
Insurance	3.5%
Internet	0.6%
Iron/Steel	0.1%
Leisure Time	0.3%
Lodging	0.2%
Machinery—Diversified	0.2%
Machinery—Construction & Mining	0.2%
Media	2.8%
Metal Fabricate/Hardware	0.1%
Mining	0.5%
Miscellaneous Manufacturing	3.9%
Office/Business Equipment	0.1%
Oil & Gas	3.8%
Oil & Gas Services	0.4%
Packaging & Containers	0.1%
Pharmaceuticals	5.3%
Pipelines	0.1%
Real Estate Investment Trust	0.3%
Retail	4.9%
Savings & Loan	0.4%
Semiconductors	3.1%
Software	3.7%
Telecommunications	4.6%
Textiles	0.1%
Toys/Games/Hobbies	0.1%
Transportation	1.1%
Trucking & Leasing	0.1%
Other**	28.4%

*	Non-income producing security
**	Including debt securities, repurchase agreements, options purchased, and net other assets (liabilities).

See accompanying notes to the financial statements.

6

PROFUNDS VP

ProFund VP Bull

Statement of Assets and Liabilities

December 31, 2003
Assets:
Investment securities, at value (cost $188,899,911)	$213,310,610
Segregated cash balances with brokers for futures contracts	4,321,891
Dividends and interest receivable	190,906
Receivable for capital shares issued	5,823,751
Prepaid expenses	840

Total Assets	223,647,998

Liabilities:
Cash overdraft	149,552
Payable for capital shares redeemed	63
Variation margin on futures contracts	27,666
Advisory fees payable	111,922
Management services fees payable	22,384
Administration fees payable	6,754
Administrative services fees payable	82,542
Distribution fees payable	63,892
Other accrued expenses	60,254

Total Liabilities	525,029

Net Assets	$223,122,969

Net Assets consist of:
Capital	$212,813,755
Accumulated net realized gains (losses) on investments	(16,049,438)
Net unrealized appreciation (depreciation) on investments	26,358,652

Net Assets	$223,122,969

Shares of Beneficial Interest Outstanding	8,673,944

Net Asset Value (offering and redemption price per share)	$25.72

Statement of Operations

For the year ended December 31, 2003
Investment Income:
Dividends	$1,605,044
Interest	183,483

Total Investment Income	1,788,527

Expenses:
Advisory fees	823,805
Management services fees	164,762
Administration fees	52,126
Transfer agency and administrative service fees	498,114
Distribution fees	274,591
Custody fees	78,507
Fund accounting fees	88,829
Other fees	76,276

Total Gross Expenses before reductions	2,057,010
Less Expenses reduced by the Advisor	(2,544)

Total Net Expenses	2,054,466

Net Investment Income (Loss)	(265,939)

Realized and Unrealized Gains (Losses) on Investments:
Net realized gains (losses) on investment securities	(3,537,502)
Net realized gains (losses) on futures contracts	1,209,573
Change in net unrealized appreciation/depreciation on investments	23,852,721

Net Realized and Unrealized Gains (Losses) on Investments	21,524,792

Change in Net Assets Resulting from Operations	$21,258,853

See accompanying notes to the financial statements.

7

PROFUNDS VP

ProFund VP Bull

Statements of Changes in Net Assets

	For the year ended December 31, 2003	For the year ended December 31, 2002
From Investment Activities:
Operations:
Net investment income (loss)	$(265,939)	$(81,467)
Net realized gains (losses) on investments	(2,327,929)	(12,612,491)
Change in net unrealized appreciation/depreciation on investments	23,852,721	2,053,641

Change in net assets resulting from operations	21,258,853	(10,640,317)

Capital Transactions:
Proceeds from shares issued	1,127,316,089	368,175,334
Cost of shares redeemed	(1,018,201,486)	(285,371,272)

Change in net assets resulting from capital transactions	109,114,603	82,804,062

Change in net assets	130,373,456	72,163,745
Net Assets:
Beginning of period	92,749,513	20,585,768

End of period	$223,122,969	$92,749,513

Accumulated net investment income (loss)	$—	$557

Share Transactions:
Issued	50,115,935	17,148,702
Redeemed	(45,970,517)	(13,384,181)

Change in shares	4,145,418	3,764,521

See accompanying notes to the financial statements.

8

PROFUNDS VP

ProFund VP Bull

Financial Highlights

Selected data for a share of beneficial interest outstanding throughout the periods indicated.

	For the year ended December 31, 2003		For the year ended December 31, 2002		For the period May 1, 2001(a) through December 31, 2001
Net Asset Value, Beginning of Period	$20.48		$26.94		$30.00

Investment Activities:
Net investment income (loss)	(0.05	)(b)	(0.04	)(b)	(0.11	)(b)
Net realized and unrealized gains (losses) on investments	5.29		(6.42)		(2.95)

Total income (loss) from investment activities	5.24		(6.46)		(3.06)

Net Asset Value, End of Period	$25.72		$20.48		$26.94

Total Return	25.59%		(23.98)%		(10.20	)%(c)
Ratios to Average Net Assets:
Gross expenses(d)	1.87%		1.91%		2.25%
Net expenses(d)	1.87%		1.91%		2.25%
Net investment income (loss)(d)	(0.24)%		(0.18)%		(0.60)%
Supplemental Data:
Net assets, end of period (000’s)	$223,123		$92,750		$20,586
Portfolio turnover rate(e)	392%		260%		325	%(c)

(a)	Commencement of operations
(b)	Per share net investment income (loss) has been calculated using the daily average shares method.
(c)	Not annualized for periods less than one year.
(d)	Annualized for periods less than one year.
(e)	Portfolio turnover rate is calculated without regard to instruments (including options, swap agreements and futures contracts) having a maturity of less than one year.

See accompanying notes to the financial statements.

9

ProFund VP Small-Cap

The ProFund VP Small-Cap seeks daily investment results, before fees and expenses, that correspond to the daily performance of the Russell 2000® Index. For the year ended December 31, 2003, the Fund had a total return of 42.75%1, compared to a return of 45.37%2 for the Index. For the year, the Fund achieved an average daily statistical correlation of over 0.99 to the daily performance of the Index.3

The Fund applies a mathematical approach to investing. In doing so it takes positions in securities and/or financial instruments that, in combination, should have similar daily return characteristics as the Index. The Russell 2000 Index is a measure of small-cap U.S. stock market performance. It is an adjusted market capitalization weighted index containing approximately 2000 of the smallest companies in the Russell 3000 Index or approximately 8% of the total market capitalization of the Russell 3000 Index, which in turn represents approximately 98% of the investable U.S. equity market.

The Russell 2000 Index well outpaced large-cap benchmarks such as the S&P 500 in 2003. As a whole, small-cap stocks were amongst performance leaders in 2003 as they benefited from decreasing credit spreads and the resulting reduction in their cost of debt. Small cap stocks also seemed to be less negatively impacted by terrorism fears as they typically are not considered as likely to be terrorist targets. The outperformance of small-cap stocks over large-cap stocks is typical in the early recovery phase of an economic cycle.

Value of a $10,000 Investment*

* The line graph represents historical performance of a hypothetical investment of $10,000 in the ProFund VP Small-Cap from May 1, 2001 to December 31, 2003 assuming the reinvestment of distributions.

Average Annual Total Return as of 12/31/031

	1 Year	Since Inception (5/1/01)

ProFund VP Small-Cap	42.75%	1.99%

Russell 2000 Index	45.37%	4.88%

1 Past performance does not guarantee future results. Total return calculations assume the reinvestment of distributions and do not reflect the effect of taxes. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and net asset value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. During the period, certain fees were reduced. If such fee reductions had not occurred, the quoted performance would be lower. Performance numbers are net of all Fund expenses but do not include any insurance, sales, or administrative charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower.

2 The Russell 2000 Index is a price return index and does not reflect the reinvestment of dividends, the impact of transaction costs, nor the deduction of expenses associated with a mutual fund such as investment management and accounting fees. It is not possible to invest directly in an index. The Fund’s performance does reflect the reinvestment of dividends, the impact of transaction costs and the deduction of fees and expenses.

3 1.00 equals perfect correlation.

The above information is not covered by the Report of Independent Auditors.

10

PROFUNDS VP ProFund VP Small-Cap	Schedule of Portfolio Investments December 31, 2003

Common Stocks (79.6%)

	Shares	Value
@ROAD, Inc.*	3,528	$46,922
Aaron Rents, Inc.	4,312	86,801
Abgenix, Inc.*	11,368	141,645
Able Laboratories, Inc.*	5,096	92,085
ABM Industries, Inc.	6,664	116,020
Accredo Health, Inc.*	6,272	198,258
Actel Corp.*	2,744	66,130
Activision, Inc.*	11,368	206,898
Actuant Corp.*	4,704	170,285
Acuity Brands, Inc.	5,096	131,477
Adaptec, Inc.*	14,112	124,609
Adolor Corp.*	3,920	78,478
Advanced Digital Information Corp.*	7,840	109,760
Advanced Energy Industries, Inc.*	1,960	51,058
Advanced Medical Optics, Inc.*	3,528	69,325
Advanced Neuromodulation Systems, Inc.*	2,352	108,145
Advent Software, Inc.*	3,920	68,326
Advisory Board Co.*	1,176	41,054
ADVO, Inc.	7,056	224,099
Aeroflex, Inc.*	6,664	77,902
Aeropostale, Inc.*	2,744	75,240
Affiliated Managers Group, Inc.*	5,096	354,632
Agile Software Corp.*	5,488	54,331
AirTran Holdings, Inc.*	8,624	102,626
Akamai Technologies, Inc.*	13,328	143,276
Alaska Air Group, Inc.*	4,704	128,372
Albany International Corp.—Class A	5,096	172,754
Albany Molecular Research, Inc.*	3,136	47,103
Albemarle Corp.	3,920	117,482
Alexander & Baldwin, Inc.	5,488	184,892
Alexandria Real Estate Equities, Inc.	3,528	204,271
Alfa Corp.	4,312	55,452
Align Technology, Inc.*	5,488	90,662
Alkermes, Inc.*	8,232	111,132
Allegheny Energy, Inc.*	23,128	295,113
Allegheny Technologies, Inc.	23,128	305,751
Alliance Gaming Corp.*	6,272	154,605
Allmerica Financial Corp.*	9,408	289,485
Alpharma, Inc.	11,760	236,376
Amcore Financial, Inc.	3,136	84,735
American Eagle Outfitters, Inc.*	6,664	109,290
American Greetings Corp.—Class A*	22,736	497,236
American Healthways, Inc.*	3,136	74,856
American Italian Pasta Co.*	3,136	131,398
American Management Systems, Inc.*	5,488	82,704
American Medical Systems Holdings, Inc.*	2,352	51,274
American States Water Co.	3,136	78,400
AMERIGROUP Corp.*	3,920	167,188
Amerus Group Co.	5,096	178,207
Amli Residential Properties Trust	10,192	273,146
AMN Healthcare Services, Inc.*	5,488	94,174
AMR Corp.*	20,384	263,973
AmSurg Corp.*	3,528	133,676
Analogic Corp.	784	32,144
Anchor BanCorp Wisconsin, Inc.	2,352	58,565
Andrew Corp.*	19,208	221,084
Anixter International, Inc.*	9,408	243,479
AnnTaylor Stores Corp.*	8,624	336,335
ANSYS, Inc.*	1,568	62,250

Common Stocks, continued

	Shares	Value
Anteon International Corp.*	2,744	$98,921
Anthracite Capital, Inc.	19,992	221,311
Anworth Mortgage Asset Corp.	8,232	114,672
Applera Corp.—Celera Genomics Group*	22,344	310,805
Applied Industrial Technologies, Inc.	1,960	46,766
aQuantive, Inc.*	7,056	72,324
Aquilla, Inc.*	23,912	81,062
Arbitron, Inc.*	5,488	228,959
Arch Chemicals, Inc.	2,352	60,352
Arch Coal, Inc.	7,056	219,936
Argosy Gaming Co.*	4,312	112,069
Ariba, Inc.*	129,752	389,257
Arkansas Best Corp.	2,744	86,134
Arrow International, Inc.	2,744	68,545
Ascential Software Corp.*	7,448	193,127
Ask Jeeves, Inc.*	4,312	78,133
Asyst Technologies, Inc.*	4,704	81,614
Atherogenics, Inc.*	6,664	99,627
ATMI, Inc.*	4,704	108,851
Atmos Energy Corp.	6,272	152,410
Atrix Laboratories, Inc.*	2,352	56,542
Aviall, Inc.*	3,920	60,799
Avid Technology, Inc.*	3,920	188,160
Avista Corp.	6,272	113,649
Axcelis Technologies, Inc.*	12,936	132,206
Aztar Corp.*	5,880	132,299
Baldor Electric Co.	3,528	80,615
Bandag, Inc.	2,352	96,902
Bankatlantic Bancorp, Inc.—Class A	20,384	387,296
BankUnited Financial Corp.—Class A*	3,528	90,987
Banta Corp.	4,312	174,636
BARRA, Inc.	1,960	69,560
Bay View Capital Corp.	8,232	17,616
Beazer Homes U.S.A., Inc.	3,528	344,544
Bedford Property Investors, Inc.	3,136	89,784
Bel Fuse, Inc.—Class B	5,096	166,282
Belden, Inc.	4,704	99,207
Benchmark Electronics, Inc.*	7,448	259,265
Beverly Enterprises, Inc.*	11,760	101,018
BioMarin Pharmaceutical, Inc.*	8,232	63,954
Biosite Diagnostics, Inc.*	1,176	34,045
BJ’s Wholesale Club, Inc.*	13,720	315,010
Black Box Corp.	1,960	90,297
Black Hills Corp.	3,920	116,934
Bob Evans Farms, Inc.	4,312	139,968
Borland Software Corp.*	11,368	110,611
Boston Private Financial Holdings, Inc.	2,352	58,424
Bowne & Co., Inc.	4,312	58,471
Boyd Gaming Corp.	4,704	75,923
Brady Corp.—Class A	3,528	143,766
Brandywine Realty Trust	14,112	377,777
Briggs & Stratton Corp.	2,744	184,946
Bright Horizons Family Solutions, Inc.*	1,176	49,392
Brink’s Co.	8,232	186,125
Brookline Bancorp, Inc.	40,376	619,367
Brooks Automation, Inc.*	4,704	113,696
Brown Shoe Company, Inc.	3,528	133,817
Burlington Coat Factory Warehouse Corp.	2,352	49,768
C&D Technologies, Inc.	3,920	75,146

See accompanying notes to the financial statements.

11

PROFUNDS VP ProFund VP Small-Cap	Schedule of Portfolio Investments December 31, 2003

Common Stocks, continued

	Shares	Value
Cabot Microelectronics Corp.*	4,704	$230,497
Cabot Oil & Gas Corp.	3,136	92,042
CACI International, Inc.—Class A*	5,880	285,885
Cal Dive International, Inc.*	4,312	103,962
California Water Service Group	1,960	53,704
Callaway Golf Co.	13,720	231,182
Cambrex Corp.	2,352	59,412
Capital Automotive REIT	3,136	100,352
CARBO Ceramics, Inc.	1,176	60,270
Carpenter Technology Corp.	2,352	69,549
Casey’s General Stores, Inc.	5,488	96,918
Cash America International, Inc.	3,136	66,420
Catalina Marketing Corp.*	13,328	268,692
Cathay Bancorp, Inc.	1,960	109,133
Cato Corp.—Class A	1,960	40,180
CEC Entertainment, Inc.*	4,704	222,923
Cell Genesys, Inc.*	4,312	55,797
Centene Corp.*	1,960	54,900
Central Garden & Pet Co.*	1,960	54,939
Central Pacific Financial Corp.	1,568	47,103
Cerner Corp.*	3,528	133,535
CH Energy Group, Inc.	1,568	73,539
Champion Enterprises, Inc.*	6,664	46,648
Charming Shoppes, Inc.*	13,328	71,971
Charter Communications, Inc.—Class A*	54,096	217,466
Charter Municipal Mortgage Acceptance Co.	10,584	223,640
Checkpoint Systems, Inc.*	15,288	289,096
Chiquita Brands International, Inc.*	9,016	203,131
Chittenden Corp.	5,880	197,803
Choice Hotels International, Inc.*	2,352	82,908
Christopher & Banks Corp.	7,056	137,804
Ciber, Inc.*	7,840	67,894
Cima Labs, Inc.*	1,960	63,935
Cimarex Energy Co.*	5,096	136,012
Cincinnati Bell, Inc.*	33,712	170,246
Cirrus Logic, Inc.*	9,016	69,153
Citizens Banking Corp.	5,488	179,567
City Holding Co.	1,960	68,600
Clarcor, Inc.	3,920	172,872
CLECO Corp.	5,488	98,674
CMGI, Inc.*	48,608	86,522
CMS Energy Corp.*	24,696	210,410
CNET Networks, Inc.*	13,328	90,897
Coeur d’Alene Mines Corp.*	23,520	135,945
Cognex Corp.	5,880	166,051
Coherent, Inc.*	5,488	130,614
Cohu, Inc.	2,744	52,548
Colonial Properties Trust	1,960	77,616
Columbia Laboratories, Inc.*	9,800	61,740
Commerce Group, Inc.	2,744	108,388
Commercial Federal Corp.	7,448	198,936
Commercial Metals Co.	4,704	143,002
Commercial NET Lease Realty	7,448	132,574
Commonwealth Telephone Enterprises, Inc.*	2,744	103,586
Commscope, Inc.*	32,144	524,911
Community Bank System, Inc.	1,176	57,624
Community First Bankshares, Inc.	4,704	136,134
Comstock Resources, Inc.*	6,664	128,615

Common Stocks, continued

	Shares	Value
Conexant Systems, Inc.*	35,280	$175,342
CONMED Corp.*	3,528	83,966
Connecticut Bancshares, Inc.	1,176	60,611
Connetics Corp.*	4,704	85,425
Continental Airlines, Inc. Class—B*	13,720	223,224
Cooper Companies, Inc.	6,664	314,075
Cooper Tire & Rubber Co.	19,600	419,049
Copart, Inc.*	8,624	142,296
Corn Products International, Inc.	5,880	202,566
Cornerstone Realty Income Trust, Inc.	7,056	61,811
Corporate Office Properties Trust	6,272	131,712
Correctional Properties Trust	3,136	90,317
Corrections Corp. of America*	7,448	214,725
Corus Bankshares, Inc.	1,568	49,486
Corvis Corp.*	39,984	67,973
Cost Plus, Inc.*	2,744	112,504
CoStar Group, Inc.*	1,568	65,354
Covance, Inc.*	10,192	273,145
Cray, Inc.*	9,016	89,529
Credence Systems Corp.*	8,232	108,333
Crompton Corp.	18,816	134,911
Crown Holdings, Inc.*	21,560	195,334
CSG Systems International, Inc.*	8,232	102,818
CSK Auto Corp.*	4,312	80,936
CTS Corp.	7,448	85,652
Cubic Corp.	1,960	45,080
Cubist Pharmaceuticals, Inc.*	3,528	42,900
Cumulus Media, Inc.*	5,488	120,736
Cuno, Inc.*	1,960	88,259
Curtiss-Wright Corp.	3,920	176,439
CV Therapeutics, Inc.*	7,056	103,441
CVB Financial Corp.	4,732	91,284
Cyberonics, Inc.*	2,352	75,288
Cymer, Inc.*	7,056	325,917
CYTYC Corp.*	14,504	199,575
Dade Behring Holdings, Inc.*	5,096	182,131
Delphi Financial Group, Inc.—Class A	2,905	104,580
Delta & Pine Land Co.	7,056	179,223
Denbury Resources, Inc.*	4,312	59,980
Dendrite International, Inc.*	3,920	61,426
Diagnostic Products Corp.	2,352	107,980
Dick’s Sporting Goods, Inc.*	1,568	76,299
Digene Corp.*	1,568	62,877
Digital Insight Corp.*	3,528	87,847
Digital River, Inc.*	3,528	77,969
Dillard’s, Inc.—Class A	15,288	251,640
Dime Community Bancshares, Inc.	2,352	72,348
Dionex Corp.*	1,960	90,199
Dollar Thrifty Automotive Group, Inc.*	2,744	71,179
Dot Hill Systems Corp.*	3,528	53,449
DRS Technologies, Inc.*	9,016	250,464
DSP Group, Inc.*	3,528	87,882
Dycom Industries, Inc.*	8,232	220,782
EarthLink, Inc.*	15,288	152,880
East-West Bancorp, Inc.	3,136	168,340
Eastgroup Properties, Inc.	1,960	63,465
Echelon Corp.*	3,528	39,302
Eclipsys Corp.*	4,312	50,192
eFunds Corp.*	5,880	102,018
EGL, Inc.*	3,920	68,835

See accompanying notes to the financial statements.

12

PROFUNDS VP ProFund VP Small-Cap	Schedule of Portfolio Investments December 31, 2003

Common Stocks, continued

	Shares	Value
El Paso Electric Co.*	6,272	$83,731
Electro Scientific Industries, Inc.*	3,528	83,966
Electronics Boutique Holdings Corp.*	1,568	35,892
Electronics for Imaging, Inc.*	5,880	152,997
ElkCorp	2,744	73,265
EMC Corp.*	9,804	126,668
EMCOR Group, Inc.*	2,744	120,462
Emmis Communications Corp.*	5,488	148,450
Empire District Electric Co.	2,744	60,176
Energen Corp.	6,272	257,340
Engineered Support Systems, Inc.	1,568	86,334
Entegris, Inc.*	6,664	85,632
Enterasys Networks, Inc.*	26,656	99,960
Entertainment Properties Trust	3,528	122,457
Enzo Biochem, Inc.*	7,840	140,414
Enzon, Inc.*	15,288	183,456
Equity One, Inc.	3,528	59,553
eResearch Technology, Inc.*	3,528	89,682
ESCO Technologies, Inc.*	3,528	153,997
eSPEED, Inc.—Class A*	2,744	64,237
Esperion Therapeutics, Inc.*	11,760	407,015
Essex Property Trust, Inc.	3,528	226,568
Esterline Technologies Corp.*	3,920	104,546
Evergreen Resources, Inc.*	4,704	152,927
Exar Corp.*	5,096	87,040
ExpressJet Holdings, Inc.*	3,920	58,800
Extended Stay America, Inc.	9,016	130,552
Extreme Networks, Inc.*	12,544	90,442
F5 Networks, Inc.*	2,744	68,874
Federal Signal Corp.	8,232	144,225
FEI Co.*	9,016	202,860
FelCor Lodging Trust, Inc.*	6,272	69,494
Ferro Corp.	11,368	309,324
Filenet Corp.*	4,312	116,769
Financial Federal Corp.*	1,568	47,902
Finish Line, Inc.—Class A*	1,960	58,741
First Commonwealth Financial Corp.	9,408	134,158
First Community Bancorp—Class A	1,568	56,668
First Industrial Realty Trust, Inc.	7,840	264,600
First Niagara Financial Group, Inc.	10,976	163,652
First Republic Bank	2,352	84,202
FirstFed Financial Corp.*	3,528	153,468
Flagstar Bancorp, Inc.	6,272	134,346
Fleetwood Enterprises, Inc.*	4,704	48,263
FLIR Systems, Inc.*	4,312	157,388
Florida East Coast Industries, Inc.	1,568	51,901
Flowers Foods, Inc.	5,488	141,590
Flowserve Corp.*	14,112	294,658
FMC Corp.*	6,272	214,063
Forest Oil Corp.*	7,448	212,789
Fossil, Inc.*	3,136	87,839
Franklin Electric Co., Inc.	784	47,424
Fred’s, Inc.	4,704	145,730
Fremont General Corp.	9,800	165,718
Frontier Airlines, Inc.*	3,528	50,309
Frontier Oil Corp.	3,136	54,002
FTI Consulting, Inc.*	5,488	128,255
Fuller (H. B.) Co.	5,096	151,555
G & K Services, Inc.	1,960	72,030
Gables Residential Trust	4,704	163,417

Common Stocks, continued

	Shares	Value
GameStop Corp.*	4,704	$72,489
Gartner Group, Inc.*	10,192	115,272
Gateway, Inc.*	28,224	129,830
GATX Corp.	5,488	153,554
Gen-Probe, Inc.*	5,488	200,147
Genesco, Inc.*	7,448	112,688
Genesis Microchip, Inc.*	11,760	212,150
Genlyte Group, Inc.*	1,568	91,540
Genta, Inc.*	5,880	61,211
Georgia Gulf Corp.	6,664	192,456
Getty Realty Corp.	1,960	51,254
Glacier Bancorp, Inc.	2,352	76,205
Glenborough Realty Trust, Inc.	4,312	86,024
Glimcher Realty Trust	7,056	157,913
Global Imaging Systems, Inc.*	1,568	49,784
GlobespanVirata, Inc.*	13,720	80,674
Gold Banc Corp., Inc.	12,936	181,880
Golden Telecom, Inc.*	1,568	43,512
Goodyear Tire & Rubber Co.*	19,600	154,056
GrafTech International, Ltd.*	7,056	95,256
Granite Construction, Inc.	4,312	101,289
Gray Television, Inc.	5,096	77,052
Great Lakes Chemical Corp.	7,056	191,853
Greater Bay Bancorp	6,664	189,791
Grey Wolf, Inc.*	21,952	82,100
Griffon Corp.*	3,136	63,535
Group 1 Automotive, Inc.*	1,960	70,932
Guitar Center, Inc.*	1,568	51,085
Gymboree Corp.*	10,584	182,362
Hain Celestial Group, Inc.*	2,744	63,688
Handleman Co.	3,136	64,382
Hanover Compressor Co.*	9,800	109,270
Harbor Florida Bancshares, Inc.	2,744	81,524
Harland (John H.) Co.	5,488	149,822
Harleysville Group, Inc.	3,920	77,969
Health Care REIT, Inc.	9,800	352,799
Heartland Express, Inc.	3,920	94,825
Hecla Mining Co.*	14,112	116,988
Helix Technology Corp.	4,312	88,741
Hercules, Inc.*	11,760	143,472
Heritage Property Investment Trust	2,352	66,914
Highwoods Properties, Inc.	9,408	238,963
Hilb, Rogal & Hamilton Co.	6,272	201,143
Hollinger International, Inc.	5,488	85,723
Hollywood Entertainment Corp.*	6,664	91,630
Home Properties of New York, Inc.	5,488	221,660
Hooper Holmes, Inc.	7,448	46,029
Horace Mann Educators Corp.	5,096	71,191
Hot Topic, Inc.*	5,880	173,225
Houston Exploration Co.*	1,568	57,263
Hudson River Bancorp, Inc.	1,960	76,499
Hughes Supply, Inc.	4,312	213,962
Hutchinson Technology, Inc.*	2,744	84,351
Hyperion Solutions Corp.*	4,704	141,779
IDACORP, Inc.	4,704	140,744
Identix, Inc.*	12,152	54,076
IDEX Corp.	3,528	146,730
IGEN International, Inc.*	2,352	138,556
IHOP Corp.	2,352	90,505
ILEX Oncology, Inc.*	4,704	99,960

See accompanying notes to the financial statements.

13

PROFUNDS VP ProFund VP Small-Cap	Schedule of Portfolio Investments December 31, 2003

Common Stocks, continued

	Shares	Value
Imagistics International, Inc.*	1,960	$73,500
IMC Global, Inc.	14,112	140,132
IMPAC Mortgage Holdings, Inc.	6,272	114,213
Impax Laboratories, Inc.*	3,920	56,409
INAMED Corp.*	3,528	169,556
Independent Bank Corp.	2,352	66,703
Infinity Property & Casualty Corp.	6,664	220,245
Informatica Corp.*	8,232	84,790
Infospace, Inc.*	3,136	72,285
Insight Communications Co., Inc.*	5,488	56,581
Insight Enterprises, Inc.*	5,880	110,544
Insituform Technologies, Inc.—Class A*	2,744	45,276
Inspire Pharmaceuticals, Inc.*	3,528	49,956
Integra LifeSciences Holdings*	2,352	67,338
Inter-Tel, Inc.	2,352	58,753
Intergraph Corp.*	5,880	140,650
Intermagnetics General Corp.*	1,960	43,434
InterMune, Inc.*	7,056	163,417
International Multifoods Corp.*	1,960	35,280
Internet Security Systems, Inc.*	4,704	88,576
Interstate Bakeries Corp.	8,624	122,720
Invacare Corp.	3,136	126,600
Inveresk Research Group, Inc.*	5,488	135,718
Investment Technology Group, Inc.*	9,408	151,939
Invision Technologies, Inc.*	1,960	65,797
Iomega Corp.	9,800	58,604
Ionics, Inc.*	1,960	62,426
Itron, Inc.*	2,352	43,183
J2 Global Communications, Inc.*	1,960	48,549
Jack in the Box, Inc.*	4,312	92,104
Jacuzzi Brands, Inc.*	9,800	69,482
Jarden Corp.*	6,272	171,476
JDA Software Group, Inc.*	3,528	58,247
JLG Industries, Inc.	5,488	83,582
Jo-Ann Stores, Inc.*	1,960	39,984
Jones Lang LaSalle, Inc.*	3,920	81,262
Journal Register Co.*	3,920	81,144
Joy Global, Inc.	6,272	164,013
K-Swiss, Inc.—Class A	3,136	75,452
K-V Pharmaceutical Co.*	6,272	159,936
K2, Inc.*	3,528	53,661
Kansas City Southern Industries, Inc.*	11,760	168,403
Kaydon Corp.	5,488	141,810
Keane, Inc.*	6,664	97,561
Kellwood Co.	7,056	289,297
Kelly Services, Inc.—Class A	1,960	55,938
KEMET Corp.*	23,128	316,622
Kennametal, Inc.	5,880	233,730
Kilroy Realty Corp.	3,528	115,542
Kindred Healthcare, Inc.*	1,176	61,128
Kirby Corp.*	2,352	82,038
Knight Trading Group, Inc.*	9,408	137,733
Knight Transportation, Inc.*	3,136	80,438
Kopin Corp.*	10,584	71,019
Korn/Ferry International*	7,056	94,127
KOS Pharmaceuticals, Inc.*	1,176	50,615
Kramont Realty Trust	4,312	78,047
Kroll, Inc.*	4,704	122,304
Kronos, Inc.*	3,528	139,744
Kulicke & Soffa Industries, Inc.*	7,056	101,465

Common Stocks, continued

	Shares	Value
Kyphon, Inc.*	2,352	$58,400
La Quinta Corp.*	18,032	115,585
Laclede Group, Inc.	3,528	100,724
LandAmerica Financial Group, Inc.	3,920	204,859
Landauer, Inc.	2,352	95,915
Landry’s Restaurants, Inc.	2,744	70,576
Landstar System, Inc.*	3,136	119,293
Lattice Semiconductor Corp.*	13,328	129,015
Lennox International, Inc.	5,488	91,650
Lexar Media, Inc.*	6,664	116,154
Lexington Corporate Properties Trust	3,920	79,145
Liberty Corp.	1,960	88,572
LifePoint Hospitals, Inc.*	4,704	138,533
Ligand Pharmaceuticals, Inc.—Class B*	7,448	109,411
Lin TV Corp.*	3,136	80,940
Lincoln Electric Holdings, Inc.	3,920	96,981
Linens ‘n Things, Inc.*	8,624	259,410
Littelfuse, Inc.*	2,352	67,785
Lone Star Technologies, Inc.*	3,136	50,113
Longs Drug Stores Corp.	8,624	213,358
Longview Fibre Co.	6,664	82,300
LookSmart, Ltd.*	72,520	112,406
Louisiana-Pacific Corp.*	13,720	245,314
LTX Corp.*	8,624	129,619
M/I Schottenstein Homes, Inc.	1,176	45,923
Macdermid, Inc.	5,096	174,487
Macrovision Corp.*	12,936	292,223
MAF Bancorp, Inc.	2,744	114,974
Magma Design Automation, Inc.*	4,312	100,642
Magnum Hunter Resources, Inc.*	8,624	82,014
Manhattan Associates, Inc.*	2,744	75,844
Manitowoc Co.	3,136	97,843
Manufactured Home Communities, Inc.	4,704	177,106
Martek Biosciences Corp.*	2,744	178,278
Massey Energy Co.	17,248	358,758
Matthews International Corp.—Class A	3,528	104,394
Maverick Tube Corp.*	9,408	181,104
Maximus, Inc.*	3,528	138,051
MB Financial, Inc.	1,729	62,936
Medarex, Inc.*	9,408	58,612
Mentor Corp.	5,096	122,610
Mentor Graphics Corp.*	8,624	125,393
Mercury Computer Systems, Inc.*	2,744	68,326
Meritage Corp.*	1,176	77,981
Methode Electronics, Inc.—Class A	4,312	52,736
MFA Mortgage Investments, Inc.	7,448	72,618
MGE Energy, Inc.	3,136	98,815
MGI Pharma, Inc.*	5,880	241,962
Micrel, Inc.*	8,624	134,362
Micromuse, Inc.*	7,056	48,686
Micros Systems, Inc.*	1,960	84,986
Microsemi Corp.*	8,624	211,978
MicroStrategy, Inc.*	1,176	61,716
Mid-America Apartment Communities, Inc.	1,960	65,817
Mid-State Bancshares	2,744	69,807
Millennium Chemicals, Inc.	8,232	104,382
Minerals Technologies, Inc.	1,960	116,130
MKS Instruments, Inc.*	3,136	90,944
Modine Manufacturing Co.	2,744	74,033
Monaco Coach Corp.*	3,136	74,637

See accompanying notes to the financial statements.

14

PROFUNDS VP ProFund VP Small-Cap	Schedule of Portfolio Investments December 31, 2003

Common Stocks, continued

	Shares	Value
Moog, Inc.—Class A*	1,960	$96,824
Movie Gallery, Inc.*	3,136	58,580
MPS Group, Inc.*	17,248	161,269
MRO Software, Inc.*	13,720	184,671
Mueller Industries, Inc.*	5,880	202,037
Mykrolis Corp.*	3,920	63,034
Myriad Genetics, Inc.*	10,976	141,151
National Health Investors, Inc.	4,312	107,283
Nationwide Health Properties, Inc.	11,368	222,244
Navigant Consulting Co.*	6,272	118,290
NBTY, Inc.*	6,664	178,995
NCO Group, Inc.*	2,352	53,555
NDCHealth Corp.	9,800	251,076
Nektar Therapeutics*	5,880	80,027
Net.B@nk, Inc.	6,272	83,731
NetIQ Corp.*	6,664	88,298
New Century Financial Corp.	3,528	139,956
New Jersey Resources Corp.	4,704	181,151
Newcastle Investment Corp.	6,272	169,971
Newport Corp.*	5,096	84,237
NII Holdings, Inc.—Class B*	1,568	117,020
Nordson Corp.	3,136	108,286
Northwest Airlines Corp. Class A*	7,840	98,941
Northwest Natural Gas Co.	4,704	144,648
Novastar Financial, Inc.	2,352	101,042
NPS Pharmaceuticals, Inc.*	3,528	108,451
Oceaneering International, Inc.*	2,744	76,832
Ocular Sciences, Inc.*	2,352	67,526
Odyssey Healthcare, Inc.*	3,920	114,699
Offshore Logistics, Inc.*	4,312	105,730
Ohio Casualty Corp.*	7,056	122,492
Old Dominion Freight Line, Inc.*	1,176	40,078
Olin Corp.	9,016	180,861
OM Group, Inc.*	6,272	164,264
OmniVision Technologies, Inc.*	2,744	151,606
Onyx Pharmaceuticals, Inc.*	3,136	88,529
Openwave Systems, Inc.*	7,840	86,240
Orbital Sciences Corp.*	5,880	70,678
Oriental Financial Group, Inc.	5,995	154,066
Oshkosh Truck Corp.	3,920	200,037
OSI Pharmaceuticals, Inc.*	6,272	202,021
Overseas Shipholding Group, Inc.	1,960	66,738
Owens & Minor, Inc.	6,664	146,008
P.F. Chang’s China Bistro, Inc.*	3,136	159,560
Pacer International, Inc.*	2,744	55,484
Pacific Capital Bancorp	4,312	158,768
Pacific Sunwear of California, Inc.*	9,016	190,418
PalmOne, Inc.*	3,528	41,454
Panera Bread Co.*	3,528	139,462
Parametric Technology Corp.*	27,832	109,658
PAREXEL International Corp.*	3,136	50,991
Park Electrochemical Corp.	5,880	155,761
Parkway Properties, Inc.	1,176	48,922
Patina Oil & Gas Corp.	5,488	268,858
Paxar Corp.*	6,664	89,298
Payless ShoeSource, Inc.*	12,936	173,342
Pediatrix Medical Group, Inc.*	2,744	151,167
Penn National Gaming, Inc.*	3,920	90,474
Pennsylvania REIT	4,312	156,526
Penwest Pharmaceuticals Co.*	8,624	149,023

Common Stocks, continued

	Shares	Value
Pep Boys-Manny, Moe & Jack	7,840	$179,301
Per-Se Technologies, Inc.*	3,528	53,837
Perot Systems Corp.—Class A*	9,408	126,820
Perrigo Co.	7,840	123,245
PETCO Animal Supplies, Inc.*	4,704	143,237
Philadelphia Consolidated Holding Corp.*	1,960	95,707
Photon Dynamics, Inc.*	9,016	362,805
Photronics, Inc.*	6,272	124,938
Pinnacle Systems, Inc.*	9,408	80,250
Plains Exploration & Production Co.*	4,704	72,395
Planar Systems, Inc.*	3,528	85,801
Plantronics, Inc.*	14,504	473,556
Plexus Corp.*	5,096	87,498
PNM Resources, Inc.	5,096	143,198
PolyMedica Corp.	2,352	61,881
PolyOne Corp.*	11,760	75,146
Post Properties, Inc.	7,056	197,004
Potlatch Corp.	3,136	109,039
Power Integrations, Inc.*	3,136	104,931
Power-One, Inc.*	8,232	89,153
Powerwave Technologies, Inc.*	8,624	65,974
Prentiss Properties Trust	3,920	129,321
Price Communications Corp.*	14,504	199,140
PRICELINE.COM, Inc.*	2,352	42,101
PRIMEDIA, Inc.*	19,208	54,359
Priority Healthcare Corp.—Class B*	4,312	103,962
ProAssurance Corp.*	2,744	88,220
Progress Software Corp.*	3,136	64,163
ProQuest Co.*	5,096	150,077
Provident Bankshares Corp.	10,192	300,052
Provident Financial Services, Inc.	10,192	192,629
Province Healthcare Co.*	5,880	94,080
PS Business Parks, Inc.	3,528	145,565
PSS World Medical, Inc.*	8,624	104,092
Quanex Corp.	1,960	90,356
Quanta Services, Inc.*	9,408	68,678
Quantum Corp.*	18,424	57,483
Quest Software, Inc.*	5,096	72,363
Quiksilver, Inc.*	11,368	201,555
R & G Financial Corp.—Class B	3,920	156,016
RAIT Investment Trust	3,528	90,317
Ralcorp Holdings, Inc.*	7,840	245,863
RARE Hospitality International, Inc.*	4,704	114,966
Rayovac Corp.*	3,920	82,124
Reckson Associates Realty Corp.	6,272	152,410
Redwood Trust, Inc.	3,528	179,399
Regal-Beloit Corp.	2,744	60,368
Regeneron Pharmaceuticals, Inc.*	4,312	63,430
RehabCare Group, Inc.*	3,920	83,339
Reliance Steel & Aluminum Co.	3,136	104,147
REMEC, Inc.*	10,976	92,308
Remington Oil & Gas Corp.*	2,744	54,029
Republic Bancorp, Inc.	6,664	89,897
Resources Connection, Inc.*	2,352	64,233
Retek, Inc.*	13,720	127,322
Rewards Network, Inc.*	2,744	29,251
RF Micro Devices, Inc.*	22,344	224,557
RLI Corp.	2,352	88,106
Rock-Tenn Co.	3,136	54,127

See accompanying notes to the financial statements.

15

PROFUNDS VP ProFund VP Small-Cap	Schedule of Portfolio Investments December 31, 2003

Common Stocks, continued

	Shares	Value
Rogers Corp.*	1,960	$86,475
Rollins, Inc.	3,920	88,396
Roper Industries, Inc.	5,880	289,648
Roxio, Inc.*	31,752	152,092
Royal Gold, Inc.	1,960	41,023
RSA Security, Inc.*	5,880	83,496
Ruddick Corp.	3,920	70,168
Rudolph Technologies, Inc.*	7,448	182,774
Russell Corp.	3,136	55,068
Ryan’s Family Steak Houses, Inc.*	5,488	83,088
SafeNet, Inc.*	1,176	36,186
Saga Communications, Inc.*	4,312	79,901
Saxon Capital, Inc.*	3,528	73,912
ScanSource, Inc.*	1,176	53,649
School Specialty, Inc.*	1,960	66,660
Schulman (A.), Inc.	3,528	75,217
Scientific Games Corp.—Class A*	6,272	106,687
SCP Pool Corp.*	2,352	76,863
Seacoast Financial Services Corp.	3,136	85,958
SEACOR SMIT, Inc.*	3,528	148,283
Select Comfort Corp.*	2,352	58,236
Select Medical Corp.	5,488	89,345
Selective Insurance Group, Inc.	3,528	114,166
Semtech Corp.*	9,016	204,934
Senior Housing Properties Trust	5,880	101,312
Sensient Technologies Corp.	7,448	147,247
SERENA Software, Inc.*	2,744	50,352
Serologicals Corp.*	12,152	226,027
Sharper Image Corp.*	4,704	153,586
Shaw Group, Inc.*	18,424	250,934
Shuffle Master, Inc.*	7,840	271,421
Sierra Health Services, Inc.*	7,448	204,448
Sierra Pacific Resources*	15,288	112,214
Silicon Storage Technology, Inc.*	10,192	112,112
Silicon Valley Bancshares*	3,528	127,255
Simpson Manufacturing Co., Inc.*	1,960	99,686
Sinclair Broadcast Group—Class A*	6,664	99,427
Six Flags, Inc.*	12,152	91,383
SkyWest, Inc.	7,448	134,958
Skyworks Solutions, Inc.*	18,032	156,878
SL Green Realty Corp.	5,488	225,282
Smith (A.O.) Corp.	1,960	68,698
Sohu.com, Inc.*	3,528	105,875
Sola International, Inc.*	2,744	51,587
Solutia, Inc.*	13,720	4,939
Sonic Automotive, Inc.	5,488	125,785
Sonic Corp.*	5,096	156,040
SonoSite, Inc.*	6,664	142,876
Sonus Networks, Inc.*	25,872	195,592
Sotheby’s Holdings, Inc.—Class A*	5,488	74,966
Sourcecorp*	1,960	50,235
South Financial Group, Inc.	5,880	163,817
South Jersey Industries, Inc.	2,744	111,132
Southern Union Co.*	10,584	194,746
Southwest Bancorporation of Texas, Inc.	3,528	137,063
Southwest Gas Corp.	5,096	114,405
Southwestern Energy Co.*	6,664	159,270
Sovran Self Storage, Inc.	1,568	58,251
Spartech Corp.	2,744	67,612
Spherion Corp.*	10,976	107,455

Common Stocks, continued

	Shares	Value
Spinnaker Exploration Co.*	5,488	$177,098
St. Mary Land & Exploration Co.	3,528	100,548
Stage Stores, Inc.*	1,568	43,747
Standard Pacific Corp.	5,880	285,474
Staten Island Bancorp, Inc.	18,424	414,540
Steel Dynamics, Inc.*	4,704	110,497
Sterling Bancorp	9,408	268,128
Sterling Bancshares, Inc.	5,096	67,930
Sterling Financial Corp.*	1,568	53,673
Stewart & Stevenson Services, Inc.	5,488	77,106
Stewart Enterprises, Inc.—Class A*	12,544	71,250
Stewart Information Services Corp.	1,960	79,478
Stone Energy Corp.*	4,704	199,685
Strayer Education, Inc.	1,176	127,984
Stride Rite Corp.	6,272	71,375
Summit Properties, Inc.	3,528	84,743
Sun Communities, Inc.	1,568	60,682
Sunrise Assisted Living, Inc.*	4,704	182,233
Superior Energy Services, Inc.*	6,272	58,957
Superior Industries International, Inc.	4,312	187,658
SurModics, Inc.*	1,568	37,475
Susquehanna Bancshares, Inc.	5,096	127,451
Swift Energy Co.*	13,720	231,183
SWS Group, Inc.	3,528	62,798
Sybase, Inc.*	17,640	363,030
Sybron Dental Special, Inc.*	4,704	132,182
Sycamore Networks, Inc.*	21,560	112,974
Sylvan Learning Systems, Inc.*	4,312	124,142
Symyx Technologies, Inc.*	2,744	56,389
Take-Two Interactive Software, Inc.*	4,704	135,522
Tanger Factory Outlet Centers, Inc.	2,352	95,726
Tanox, Inc.*	3,136	46,570
Taubman Centers, Inc.	5,488	113,053
Techne Corp.*	7,448	281,386
Technitrol, Inc.*	7,056	146,341
Tecumseh Products Co.	1,960	94,923
Tekelec*	6,664	103,625
Teledyne Technologies, Inc.*	5,880	110,838
Telik, Inc.*	3,920	90,199
Terex Corp.*	5,488	156,298
Terrayon Communication Systems, Inc.*	8,624	38,808
Tesoro Petroleum Corp.*	7,448	108,517
Tetra Tech, Inc.*	6,272	155,921
TETRA Technologies, Inc.*	2,352	57,012
Texas Industries, Inc.	2,744	101,528
Texas Regional Bancshares, Inc.— Class A	2,744	101,528
The Medicines Co.*	5,488	161,676
The Men’s Wearhouse, Inc.*	4,312	107,843
The Phoenix Companies, Inc.	12,152	146,310
The Sports Authority, Inc.*	2,352	90,317
The Warnaco Group, Inc.*	18,032	287,610
Thomas & Betts Corp.	12,544	287,132
Thor Industries, Inc.	2,352	132,229
Thoratec Corp.*	6,272	81,599
THQ, Inc.*	4,704	79,545
Tibco Software, Inc.*	10,976	74,308
Titan Corp.*	14,112	307,784
Tom Brown, Inc.*	3,920	126,420
Too, Inc.*	18,424	310,997

See accompanying notes to the financial statements.

16

PROFUNDS VP ProFund VP Small-Cap	Schedule of Portfolio Investments December 31, 2003

Common Stocks, continued

	Shares	Value
Toro Co.	4,312	$200,077
Town & Country Trust	3,528	89,435
Tractor Supply Co.*	3,528	137,204
Transaction Systems Architects, Inc.*	4,312	97,581
Tredegar Corp.	3,920	60,878
Trimble Navigation, Ltd.*	3,920	145,981
Trimeris, Inc.*	3,528	74,017
Trinity Industries, Inc.	4,312	132,982
TriQuint Semiconductor, Inc.*	17,640	124,715
Triumph Group, Inc.*	3,136	114,150
Trust Co. of New Jersey	2,352	93,327
TrustCo Bank Corp. NY	16,464	216,502
Tuesday Morning Corp.*	1,568	47,432
Tularik, Inc.*	5,488	88,631
Tupperware Corp.	14,896	258,297
UCBH Holdings, Inc.	5,488	213,867
UICI*	4,704	62,469
UIL Holdings Corp.	10,192	459,659
Ultratech Stepper, Inc.*	2,352	69,078
UMB Financial Corp.	1,960	93,178
Umpqua Holdings Corp.	3,528	73,347
Unisource Energy Corp.	3,528	87,000
Unit Corp.*	4,704	110,779
United Auto Group, Inc.	1,960	61,348
United National Bancorp	2,352	84,037
United Natural Foods, Inc.*	2,352	84,460
United Online, Inc.*	5,096	85,562
United Rentals, Inc.*	9,800	188,748
United Stationers, Inc.*	3,920	160,407
United Surgical Partners International, Inc.*	1,960	65,621
United Therapeutics Corp.*	1,960	44,982
Universal Compression Holdings, Inc.*	3,528	92,292
Universal Corp.	3,136	138,517
Universal Forest Products, Inc.	1,960	63,073
Universal Health Realty Income Trust	9,408	283,181
Unizan Financial Corp.	2,744	55,566
Unova, Inc.*	5,880	134,946
Urban Outfitters, Inc.*	3,136	116,189
US Oncology, Inc.*	9,016	97,012
USEC, Inc.	10,584	88,906
USF Corp.	3,528	120,622
USG Corp.*	4,704	77,945
ValueClick, Inc.*	8,624	78,306
Varian Semiconductor Equipment Associates, Inc.*	6,272	274,023
Varian, Inc.*	5,096	212,656
VCA Antech, Inc.*	3,920	121,442
Veeco Instruments, Inc.*	2,744	77,381
Ventana Medical Systems, Inc.*	1,568	61,779
Ventas, Inc.	10,192	224,224
Vertex Pharmaceuticals, Inc.*	9,800	100,254
Viasys Healthcare, Inc.*	3,920	80,752
Vicuron Pharmaceuticals, Inc.*	5,880	109,662
Vignette Corp.*	27,440	62,289
Vintage Petroleum, Inc.	6,272	75,452
Visteon Corp.	16,856	175,471
VISX, Inc.*	9,016	208,721
Vitesse Semiconductor Corp.*	27,048	158,772
W Holding Co., Inc.	8,624	160,493

Common Stocks, continued

	Shares	Value
W-H Energy Services, Inc.*	2,744	$44,453
Wabash National Corp.*	3,136	91,885
Wabtec Corp.	3,920	66,797
Washington Group International, Inc.*	3,136	106,530
Washington REIT	6,272	183,142
Waste Connections, Inc.*	3,528	133,253
Watson Wyatt & Company Holdings*	4,312	104,135
Wausau-Mosinee Paper Corp.	4,704	63,598
Waypoint Financial Corp.	5,096	110,532
WD-40 Co.	1,960	69,306
WebEx Communications, Inc.*	3,136	63,034
webMethods, Inc.*	5,880	53,802
Websense, Inc.*	2,352	68,772
Weis Markets, Inc.	1,176	42,689
Wesbanco, Inc.	3,528	97,690
Westar Energy, Inc.	8,624	174,636
Westcorp	1,568	57,310
Western Wireless Corp.—Class A*	6,664	122,351
WFS Financial, Inc.*	1,568	66,577
White Electronic Designs Corp.*	31,752	279,417
Wilson Greatbatch Technologies, Inc.*	5,096	215,407
Wind River Systems, Inc.*	9,016	78,980
Winnebago Industries, Inc.	1,568	107,800
Wintrust Financial Corp.	1,960	88,396
Wireless Facilities, Inc.*	3,528	52,426
WMS Industries, Inc.*	5,488	143,786
Wolverine World Wide, Inc.	7,448	151,790
Woodward Governor Co.	784	44,555
Wright Medical Group, Inc.*	3,528	107,392
Yankee Candle Co., Inc.*	3,920	107,134
Yellow Roadway Corp.*	4,411	159,563
York International Corp.	6,272	230,809
Zale Corp.*	3,920	208,544
Zoran Corp.*	11,760	204,506

TOTAL COMMON STOCKS (Cost $93,771,207)		101,339,886

U.S. Government Agency Obligations (9.0%)

	Principal Amount
Federal Home Loan Bank, 0.50%, 01/02/04	$5,742,000	5,741,921
Federal National Mortgage Association, 0.50%, 01/02/04	5,742,000	5,741,920

TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS (Cost $11,483,841)		11,483,841

U.S. Treasury Obligations (4.5%)
U.S. Treasury Bills, 0.50%, 01/02/04	5,742,000	5,741,920

TOTAL U.S. TREASURY OBLIGATIONS (Cost $5,741,920)		5,741,920

See accompanying notes to the financial statements.

17

PROFUNDS VP ProFund VP Small-Cap	Schedule of Portfolio Investments December 31, 2003

Repurchase Agreements (9.0%)

	Principal Amount	Value
State Street Bank, 0.70%, 01/02/04, dated 12/31/03, with maturity value of $5,738,223 (Fully collateralized by a Federal Home Loan Mortgage Security)	$5,738,000	$5,738,000
UBS Bank, 0.70%, 01/02/04, dated 12/31/03, with maturity value of $5,742,223 (Fully collateralized by a Federal National Mortgage Association Security)	5,742,000	5,742,000

TOTAL REPURCHASE AGREEMENTS (Cost $11,480,000)		11,480,000

TOTAL INVESTMENT SECURITIES (Cost $122,476,968)—102.1%		130,045,647
Net other assets (liabilities)—(2.1)%		(2,710,841)

NET ASSETS—100.0%		$127,334,806

Futures Contracts Purchased

	Contracts	Unrealized Appreciation (Depreciation)
Russell 2000 Futures Contract expiring March 2004 (Underlying face amount at value $17,514,000)	63	$352,516
E-Mini Russell 2000 Futures Contract expiring March 2004 (Underlying face amount at value $7,617,200)	137	148,742
Swap Agreements

	Units	Unrealized Appreciation (Depreciation)
Equity Index Swap Agreement based on the Russell 2000 Index expiring 03/26/04 (Underlying notional amount at value $214,114)	198	$870
Equity Index Swap Agreement based on the Russell 2000 Index expiring 03/26/04 (Underlying notional amount at value $111,323)	384	450

ProFund VP Small-Cap invested, as a percentage of net assets, in the following industries, as of December 31, 2003:

Advertising	0.4%
Aerospace/Defense	1.0%
Agriculture	0.2%
Airlines	0.8%
Apparel	1.0%
Auto Manufactures	0.2%
Auto Parts & Equipment	0.9%
Banks	4.5%
Biotechnology	1.4%
Building Materials	0.7%
Chemicals	2.3%
Coal	0.5%
Commercial Services	2.6%
Computers	2.0%

Distribution/Wholesale	0.6%
Diversified Financial Services	1.0%
Electric	1.8%
Electrical Components & Equipment	0.6%
Electronics	3.3%
Engineering & Construction	0.5%
Entertainment	0.9%
Environmental Control	0.3%
Food	1.2%
Forest & Paper Products	0.4%
Gas	0.9%
Hand/Machine Tools	0.4%
Health Care—Products	2.9%
Healthcare—Services	1.8%
Home Builders	0.8%
Household Products/Wares	1.1%
Housewares	0.2%
Insurance	1.8%
Internet	2.2%
Iron/Steel	0.5%
Leisure Time	0.4%
Lodging	0.4%
Machinery—Construction & Mining	0.3%
Machinery—Diversified	1.3%
Media	0.9%
Metal Fabricate/Hardware	0.8%
Mining	0.3%
Miscellaneous Manufacturing	1.4%
Office/Business Equipment	0.1%
Oil & Gas	2.2%
Oil & Gas Services	0.7%
Packaging & Containers	0.2%
Pharmaceuticals	3.4%
Pipelines	0.1%
Real Estate	0.2%
Real Estate Investment Trust	6.3%
Retail	5.5%
Savings & Loans	2.2%
Semiconductors	3.6%
Software	3.2%
Telecommunication	2.9%
Textiles	0.1%
Transportation	1.2%
Trucking & Leasing	0.1%
Water	0.1%
Other**	20.4%

*	Non-income producing security
**	Including debt securities, repurchase agreements, options purchased, and net other assets (liabilities).

See accompanying notes to the financial statements.

18

PROFUNDS VP

ProFund VP Small-Cap

Statement of Assets and Liabilities

December 31, 2003
Assets:
Investment securities, at value (cost $110,996,968)	$118,565,647
Repurchase agreements, at cost	11,480,000

Total Investments	130,045,647
Cash	347,137
Segregated cash balances with brokers for futures contracts	1,509,187
Dividends and interest receivable	99,240
Unrealized appreciation on swap contracts	1,320
Prepaid expenses	329

Total Assets	132,002,860

Liabilities:
Payable for capital shares redeemed	3,999,757
Variation margin on futures contracts	404,592
Advisory fees payable	73,057
Management services fees payable	14,611
Administration fees payable	4,405
Administrative services fees payable	66,034
Distribution fees payable	65,963
Other accrued expenses	39,635

Total Liabilities	4,668,054

Net Assets	$127,334,806

Net Assets consist of:
Capital	$116,498,374
Accumulated net investment income (loss)	2
Accumulated net realized gains (losses) on investments	2,765,173
Net unrealized appreciation (depreciation) on investments	8,071,257

Net Assets	$127,334,806

Shares of Beneficial Interest Outstanding	4,027,066

Net Asset Value (offering and redemption price per share)	$31.62

Statement of Operations

For the year ended December 31, 2003
Investment Income:
Dividends	$430,425
Interest	303,202

Total Investment Income	733,627

Expenses:
Advisory fees	454,879
Management services fees	90,976
Administration fees	28,543
Transfer agency and administrative service fees	187,307
Distribution fees	151,626
Custody fees	51,667
Fund accounting fees	49,065
Other fees	35,942

Total Gross Expenses before reductions	1,050,005
Less Expenses reduced by the Advisor	(1,034)

Total Net Expenses	1,048,971

Net Investment Income (Loss)	(315,344)

Realized and Unrealized Gains (Losses) on Investments:
Net realized gains (losses) on investment securities	4,781,252
Net realized gains (losses) on futures contracts	6,299,655
Net realized gains (losses) on swap agreements	514,830
Change in net unrealized appreciation/depreciation on investments	8,241,792

Net Realized and Unrealized Gains (Losses) on Investments	19,837,529

Change in Net Assets Resulting from Operations	$19,522,185

See accompanying notes to the financial statements.

19

PROFUNDS VP

ProFund VP Small-Cap

Statements of Changes in Net Assets

	For the year ended December 31, 2003	For the year ended December 31, 2002
From Investment Activities:
Operations:
Net investment income (loss)	$(315,344)	$(199,211)
Net realized gains (losses) on investments	11,595,737	(6,618,131)
Change in net unrealized appreciation/depreciation on investments	8,241,792	(1,045,114)

Change in net assets resulting from operations	19,522,185	(7,862,456)

Capital Transactions:
Proceeds from shares issued	317,214,802	321,293,250
Cost of shares redeemed	(248,014,063)	(294,783,892)

Change in net assets resulting from capital transactions	69,200,739	26,509,358

Change in net assets	88,722,924	18,646,902
Net Assets:
Beginning of period	38,611,882	19,964,980

End of period	$127,334,806	$38,611,882

Accumulated net investment income (loss)	$2	$14,382

Share Transactions:
Issued	11,747,664	12,979,957
Redeemed	(9,464,090)	(11,935,533)

Change in shares	2,283,574	1,044,424

See accompanying notes to the financial statements.

20

PROFUNDS VP

ProFund VP Small-Cap

Financial Highlights

Selected data for a share of beneficial interest outstanding throughout the periods indicated.

	For the year ended December 31, 2003		For the year ended December 31, 2002		For the period May 1, 2001(a) through December 31, 2001
Net Asset Value, Beginning of Period	$22.15		$28.56		$30.00

Investment Activities:
Net investment income (loss)	(0.14	)(b)	(0.16	)(b)	(0.10	)(b)
Net realized and unrealized gains (losses) on investments	9.61		(6.25)		(1.34)

Total income (loss) from investment activities	9.47		(6.41)		(1.44)

Net Asset Value, End of Period	$31.62		$22.15		$28.56

Total Return	42.75%		(22.44)%		(4.80	)%(c)
Ratios to Average Net Assets:
Gross expenses(d)	1.73%		1.97%		2.65%
Net expenses(d)	1.73%		1.97%		2.25%
Net investment income (loss)(d)	(0.52)%		(0.62)%		(0.53)%
Supplemental Data:
Net assets, end of period (000’s)	$127,335		$38,612		$19,965
Portfolio turnover rate(e)	189%		527%		2,627	%(c)

(a)	Commencement of operations
(b)	Per share net investment income (loss) has been calculated using the daily average shares method.
(c)	Not annualized for periods less than one year.
(d)	Annualized for periods less than one year.
(e)	Portfolio turnover rate is calculated without regard to instruments (including options, swap agreements and futures contracts) having a maturity of less than one year.

See accompanying notes to the financial statements.

21

ProFund VP Europe 30

The ProFund VP Europe 30 seeks daily investment results, before fees and expenses, that correspond to the daily performance of the ProFunds Europe 30 Index. For the year ended December 31, 2003, the Fund had a total return of 38.73%1, compared to a return of 38.44%2 for the Index. For the year, the Fund achieved an average daily statistical correlation of over 0.99 to the daily performance of the Index.3

The Fund applies a mathematical approach to investing. In doing so it takes positions in securities and/or financial instruments that, in combination, should have similar daily return characteristics as the Index. The ProFunds Europe 30 Index, created by ProFund Advisors, is composed of 30 companies whose principal offices are located in Europe and whose securities are traded on U.S. exchanges or on the NASDAQ as depositary receipts or ordinary shares. The component companies in the ProFunds Europe 30 Index are determined annually based upon their U.S. dollar-traded volume. Their relative weights are determined based on a modified market capitalization method.

European equities started the year poorly as the threat of the U.S. led war with Iraq hung over the continent. By mid-March the ProFunds Europe 30 Index had dropped by slightly more than 13%. Beginning with the start of the war, and the subsequent fall of Saddam Hussein’s regime, European stocks rallied strongly for the remainder of the year, with only a few minor setbacks. U.S. traded shares of European companies benefited from the depreciation of the dollar. For 2003, the dollar declined against the Euro and the British Pound by 17% and 10%, respectively. Of the ten highest weighted constituents of the Index at the beginning of the year, the top performer in terms of stock price return was HSBC Holdings PLC (+43.36%) while the worst was Nokia Corp (+9.68%).

Value of a $10,000 Investment*

* The line graph represents historical performance of a hypothetical investment of $10,000 in the ProFund VP Europe 30 from October 18, 1999 to December 31, 2003 assuming the reinvestment of distributions.

Average Annual Total Return as of 12/31/031

	1 Year	3 Year	Since Inception (10/18/99)

ProFund VP Europe 30	38.73%	(7.90)%	(4.16)%

ProFunds Europe 30 Index	38.44%	(7.71)%	(4.46)%

Dow Jones STOXX 50 Index	32.51%	(7.92)%	(3.41)%

1 Past performance does not guarantee future results. Total return calculations assume the reinvestment of distributions and do not reflect the effect of taxes. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and net asset value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. During the period, certain fees were reduced. If such fee reductions had not occurred, the quoted performance would be lower. Performance numbers are net of all Fund expenses but do not include any insurance, sales, or administrative charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower.

2 The ProFunds Europe 30 Index is a price return index and does not reflect the reinvestment of dividends, the impact of transaction costs, nor the deduction of expenses associated with a mutual fund such as investment management and accounting fees. It is not possible to invest directly in an index. The Fund’s performance does reflect the reinvestment of dividends, the impact of transaction costs and the deduction of fees and expenses.

3 1.00 equals perfect correlation.

4 The Dow Jones STOXX 50 Index is a capitalization-weighted index of 50 European blue-chip stocks.

The above information is not covered by the Report of Independent Auditors.

22

PROFUNDS VP ProFund VP Europe 30	Schedule of Portfolio Investments December 31, 2003

Common Stocks (98.8%)

	Shares	Value
Alcatel SAADR*	263,978	$3,392,117
Alcon, Inc.	52,052	3,151,228
ASM Lithography Holding N.V.*	221,221	4,435,481
AstraZeneca PLCADR	109,681	5,306,367
Aventis SAADR	65,065	4,311,207
BP Amoco PLCADR	189,618	9,357,648
Business Objects S.A.ADR*	83,655	2,900,319
DaimlerChrysler AG	92,950	4,296,149
Diageo PLCADR	68,783	3,635,869
Elan Corp., PLC*	477,763	3,291,787
Ericsson (LM) Telephone Co.ADR*	254,683	4,507,889
GlaxoSmithKline PLCADR	159,874	7,453,325
Gucci Group	22,308	1,908,449
HSBC Holdings PLCADR	78,078	6,154,108
Koninklijke (Royal) Philips Electronics NVADR	143,143	4,164,030
Nokia OYJADR	286,286	4,866,862
Novartis AGADR	137,566	6,312,904
Royal Dutch Petroleum Co.ADR	122,694	6,427,939
Ryanair Holdings PLCADR*	50,193	2,541,774
SAP AGADR	115,258	4,790,122
Shell Transport & Trading Co.ADR	111,540	5,022,646
Shire Pharmaceuticals Group PLC*	87,373	2,538,186
Siemens AGADR	68,783	5,498,513
STMicroelectronics NVADR	122,694	3,313,965
Total Fina SAADR	79,937	7,394,972
UBS AG	81,796	5,561,310
Unilever NVADR	48,334	3,136,877
Vivendi Universal SAADR*	146,861	3,565,785
Vodafone Group PLCADR	353,210	8,844,379
Willis Group Holdings, Ltd.	63,206	2,153,428

TOTAL COMMON STOCKS (Cost $112,253,443)		140,235,635

U.S. Government Agency Obligations (1.6%)

	Principal Amount
Federal National Mortgage Association, 0.50%, 01/02/04	$2,313,000	2,312,968

TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS (Cost $2,312,968)		2,312,968

TOTAL INVESTMENT SECURITIES (Cost $114,566,411)—100.4%		142,548,603
Net other assets (liabilities)—(0.4)%		(529,953)

NET ASSETS—100.0%		$142,018,650

Futures Contracts Purchased

	Contracts	Unrealized Appreciation (Depreciation)
S&P 500 Futures Contract expiring March 2004 (Underlying face amount at value $2,215,000)	8	$43,214

ProFund VP Europe 30 invested, as a percentage of net assets, in the following industries, as of December 31, 2003:

Airlines	1.8%
Apparel	1.3%
Auto Manufacturers	3.0%
Banks	8.2%
Beverages	2.6%
Electronics	2.9%
Food	2.2%
Healthcare	2.3%
Healthcare—Products	2.2%
Insurance	1.5%
Media	2.5%
Miscellaneous Manufacturing	3.9%
Oil & Gas	20.0%
Pharmaceuticals	18.3%
Semiconductors	5.5%
Software	5.4%
Telecommunications	15.2%
Other**	1.2%

ProFund VP Europe 30 invested, as a percentage of net assets, in the following countries, as of December 31, 2003:

Finland	3.4%
France	15.3%
Germany	10.3%
Ireland	4.1%
Netherlands	14.1%
Sweden	3.2%
Switzerland	12.9%
United Kingdom	35.5%
United States**	1.2%

*	Non-income producing security
**	Including debt securities, repurchase agreements, options purchased, and net other assets (liabilities).
ADR	American Depositary Receipt

See accompanying notes to the financial statements.

23

PROFUNDS VP

ProFund VP Europe 30

Statement of Assets and Liabilities

December 31, 2003
Assets:
Investment securities, at value (cost $114,566,411)	$142,548,603
Segregated cash balances with brokers for futures contracts	165,800
Dividends and interest receivable	119,362
Receivable for capital shares issued	332
Prepaid expenses	298

Total Assets	142,834,395

Liabilities:
Cash overdraft	4,836
Payable for capital shares redeemed	579,830
Variation margin on futures contracts	1,000
Advisory fees payable	78,472
Management services fees payable	15,695
Administration fees payable	4,740
Administrative services fees payable	54,685
Distribution fees payable	34,791
Other accrued expenses	41,696

Total Liabilities	815,745

Net Assets	$142,018,650

Net Assets consist of:
Capital	$153,392,804
Accumulated net investment income (loss)	169,354
Accumulated net realized gains (losses) on investments	(39,568,914)
Net unrealized appreciation (depreciation) on investments	28,025,406

Net Assets	$142,018,650

Shares of Beneficial Interest Outstanding	5,688,903

Net Asset Value (offering and redemption price per share)	$24.96

Statement of Operations

For the year ended December 31, 2003
Investment Income:
Dividends	$1,444,962
Interest	33,518

Total Investment Income	1,478,480

Expenses:
Advisory fees	514,551
Management services fees	102,911
Administration fees	32,396
Transfer agency and administrative service fees	351,842
Distribution fees	171,517
Custody fees	35,587
Fund accounting fees	52,753
Other fees	48,467

Total Gross Expenses before reductions	1,310,024
Less Expenses reduced by the Advisor	(898)

Total Net Expenses	1,309,126

Net Investment Income (Loss)	169,354

Realized and Unrealized Gains (Losses) on Investments:
Net realized gains (losses) on investment securities	(879,305)
Net realized gains (losses) on futures contracts	840,669
Change in net unrealized appreciation/depreciation on investments	25,492,572

Net Realized and Unrealized Gains (Losses) on Investments	25,453,936

Change in Net Assets Resulting from Operations	$25,623,290

See accompanying notes to the financial statements.

24

PROFUNDS VP

ProFund VP Europe 30

Statements of Changes in Net Assets

	For the year ended December 31, 2003	For the year ended December 31, 2002
From Investment Activities:
Operations:
Net investment income (loss)	$169,354	$130,122
Net realized gains (losses) on investments	(38,636)	(11,575,321)
Change in net unrealized appreciation/depreciation on investments	25,492,572	(1,797,172)

Change in net assets resulting from operations	25,623,290	(13,242,371)

Distributions to Shareholders From:
Net investment income	(130,122)	—

Change in net assets resulting from distributions	(130,122)	—

Capital Transactions:
Proceeds from shares issued	392,950,300	524,228,975
Dividends reinvested	130,122	—
Cost of shares redeemed	(309,673,943)	(530,120,763)

Change in net assets resulting from capital transactions	83,406,479	(5,891,788)

Change in net assets	108,899,647	(19,134,159)
Net Assets:
Beginning of period	33,119,003	52,253,162

End of period	$142,018,650	$33,119,003

Accumulated net investment income (loss)	$169,354	$130,122

Share Transactions:
Issued	19,540,491	25,708,782
Reinvested	5,335	—
Redeemed	(15,695,886)	(26,023,929)

Change in shares	3,849,940	(315,147)

See accompanying notes to the financial statements.

25

PROFUNDS VP

ProFund VP Europe 30

Financial Highlights

Selected data for a share of beneficial interest outstanding throughout the periods indicated.

	For the year ended December 31, 2003	For the year ended December 31, 2002	For the year ended December 31, 2001		For the year ended December 31, 2000	For the period October 18, 1999(a) through December 31, 1999
Net Asset Value, Beginning of Period	$18.01	$24.26	$31.98		$36.82	$30.00

Investment Activities:
Net investment income (loss)	0.05 (b)	0.07 (b)	(0.04	)(b)	0.09 (b)	(0.04)
Net realized and unrealized gains (losses) on investments	6.92	(6.32)	(7.68)		(4.79)	6.86

Total income (loss) from investment activities	6.97	(6.25)	(7.72)		(4.70)	6.82

Distributions to Shareholders From:
Net investment income	(0.02)	—	—		—	—
Net realized gains on investments	—	—	—		(0.14)	—

Total distributions	(0.02)	—	—		(0.14)	—

Net Asset Value, End of Period	$24.96	$18.01	$24.26		$31.98	$36.82

Total Return	38.73%	(25.76)%	(24.14)%		(12.75)%	22.73	%(c)
Ratios to Average Net Assets:
Gross expenses(d)	1.91%	2.03%	1.89%		1.65%	2.39%
Net expenses(d)	1.91%	1.98%	1.89%		1.65%	1.78%
Net investment income (loss)(d)	0.25%	0.33%	(0.14)%		0.26%	(1.00)%
Supplemental Data:
Net assets, end of period (000’s)	$142,019	$33,119	$52,253		$25,004	$3,262
Portfolio turnover rate(e)	376%	1,280%	1,002%		1,434%	100	%(c)

(a)	Commencement of operations
(b)	Per share net investment income (loss) has been calculated using the daily average shares method.
(c)	Not annualized for periods less than one year.
(d)	Annualized for periods less than one year.
(e)	Portfolio turnover rate is calculated without regard to instruments (including options, swap agreements and futures contracts) having a maturity of less than one year.

See accompanying notes to the financial statements.

26

ProFund VP Rising Rates Opportunity

The ProFund VP Rising Rates Opportunity seeks daily investment results, before fees and expenses, that correspond to one and one-quarter times the inverse of the daily price movement of the most recently issued 30-year U.S. Treasury Bond (“Long Bond”). For the year ended December 31, 2003, the Fund had a total return of -4.11%1, compared to a price return of -4.34%2 for the most recently issued 30-year U.S. Treasury Bond3. For the year, the Fund achieved an average daily statistical correlation of over 0.99 to 125% the inverse of the daily price movement of the Long Bond.4

The Fund applies a mathematical approach to investing. In doing so it takes positions in debt instruments and/or financial instruments that, in combination, should have similar daily return characteristics as one and one-quarter times the inverse of the daily price movement of the Long Bond. The Long Bond is the longest term outstanding bond issued by the U.S. Treasury. As of 12/31/03, the last (most recent) Long Bond to be issued had a maturity date of 2/15/2031 and a 5.375% coupon.

The yield on the long bond increased from 4.78% as of 12/31/02 to 5.07% as of 12/31/03. This resulted in a price decline in the Long Bond that almost fully offset the yield component of the return, leaving the total return of the Long Bond just slightly in positive territory. The price of the Long Bond increased for most of the first half of the year, as the Federal Reserve suggested they would buy bonds to keep yields low, in their effort to re-heat the economy and reduce any risks of deflation. This rally was interrupted by a very sharp decline over the mid-June to mid-August period when market participants were disappointed with a smaller than expected cut in the Fed Funds rate at the June Fed meeting, and a subsequent spate of strong economic reports that continued throughout the summer. Low short-term interest rates combined with a proportionally large spread between short and long-term rates negatively impacted Fund performance.

Value of a $10,000 Investment*

* The line graph represents historical performance of a hypothetical investment of $10,000 in the ProFund VP Rising Rates Opportunity from May 1, 2002 to December 31, 2003 assuming the reinvestment of distributions.

Average Annual Total Return as of 12/31/031

	1 Year	Since Inception (5/1/02)

ProFund VP Rising Rates Opportunity	(4.11)%	(14.01)%

30-year U.S. Treasury Bond	(4.34)%	4.32%

Lehman Brothers U.S. Treasury: Long-Term Index	2.20%	9.40%

1 Past performance does not guarantee future results. Total return calculations assume the reinvestment of distributions and do not reflect the effect of taxes. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and net asset value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. During the period, certain fees were reduced. If such fee reductions had not occurred, the quoted performance would be lower. Performance numbers are net of all Fund expenses but do not include any insurance, sales, or administrative charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower.

2 The price return of the most recently issued 30-year bond does not reflect a yield component nor does it reflect the reinvestment of interest income, the impact of transaction and financing costs, nor the deduction of expenses associated with a mutual fund such as investment management and accounting fees. The Fund’s performance does reflect a yield component, the impact of transaction and financing costs, and the deduction of fees and expenses. Since the ProFund VP Rising Rates Opportunity is an inverse fund, the yield of the Long Bond is effectively paid out, rather than received.

3 Over this same period the total return of the Long Bond was 0.77% as measured by the Ryan Labs 30-Year Treasury Index and the return of the Lehman Brothers U.S. Treasury Long-Term Index was 2.20%.

4 1.00 equals perfect correlation.

5 The Lehman Brothers U.S. Treasury: Long-Term Index is an unmanaged index that consists of public obligations of the U.S. Treasury that have remaining maturities of ten years or more and at least $150 million par amount outstanding.

The above information is not covered by the Report of Independent Auditors.

27

PROFUNDS VP ProFund VP Rising Rates Opportunity	Schedule of Portfolio Investments December 31, 2003

U.S. Government Agency Obligations (41.0%)

	Principal Amount	Value
Federal Home Loan Bank, 0.50%, 01/02/04	$15,208,000	$15,207,788
Federal National Mortgage Association, 0.50%, 01/02/04	15,208,000	15,207,788

TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS (Cost $30,415,576)		30,415,576

U.S. Treasury Obligations (20.5%)
U.S. Treasury Bills, 0.50%, 01/02/04	15,208,000	15,207,789

TOTAL U.S. TREASURY OBLIGATIONS (Cost $15,207,789)		15,207,789

Repurchase Agreements (40.9%)
State Street Bank, 0.70%, 01/02/04, dated 12/31/03, with maturity value of $15,208,296 (Fully collateralized by a Federal Home Loan Mortgage Security)	15,208,000	15,208,000
UBS Bank, 0.70%, 01/02/04, dated 12/31/03, with maturity value of $15,208,296 (Fully collateralized by a Federal National Mortgage Association Security)	15,208,000	15,208,000

TOTAL REPURCHASE AGREEMENTS (Cost $30,416,000)		30,416,000

Options Purchased (NM)

	Contracts
30-year U.S. Treasury Bond Call Option expiring June 2004 @ $135	150	1,751
TOTAL OPTIONS PURCHASED (Cost $3,019)		1,751

TOTAL INVESTMENT SECURITIES (Cost $76,042,384)—102.4%		76,041,116
Net other assets (liabilities)—(2.4)%		(1,769,609)

NET ASSETS—100.0%		$74,271,507

Futures Contracts Sold

	Contracts	Unrealized Appreciation (Depreciation)
30-year U.S. Treasury Bond Futures Contract expiring March 2004 (Underlying face amount at value $1,860,488)	17	$(2,252)

Swap Agreements

	Units	Unrealized Appreciation (Depreciation)
Total Return Swap Agreement based on the 30-year U.S. Treasury Bond expiring 02/28/04 (Underlying notional amount at value $93,602,426)	(87,568,000)	$363,848

NM	Not meaningful, amount is less than 0.05%.

See accompanying notes to the financial statements.

28

PROFUNDS VP

ProFund VP Rising Rates Opportunity

Statement of Assets and Liabilities

December 31, 2003
Assets:
Investment securities, at value (cost $45,626,384)	$45,625,116
Repurchase agreements, at cost	30,416,000

Total Investments	76,041,116
Cash	756
Segregated cash balances with brokers for futures contracts	48,836
Interest receivable	591
Receivable for capital shares issued	241,528
Unrealized appreciation on swap agreements	363,848
Prepaid expenses	187

Total Assets	76,696,862

Liabilities:
Payable for capital shares redeemed	2,271,959
Variation margin on futures contracts	2,175
Advisory fees payable	49,042
Management services fees payable	9,808
Administration fees payable	2,953
Administrative services fees payable	36,235
Distribution fees payable	25,040
Other accrued expenses	28,143

Total Liabilities	2,425,355

Net Assets	$74,271,507

Net Assets consist of:
Capital	$78,333,938
Accumulated net realized gains (losses) on investments	(4,422,759)
Net unrealized appreciation (depreciation) on investments	360,328

Net Assets	$74,271,507

Shares of Beneficial Interest Outstanding	3,184,309

Net Asset Value (offering and redemption price per share)	$23.32

Statement of Operations

For the year ended December 31, 2003
Investment Income:
Interest	$385,131

Expenses:
Advisory fees	298,038
Management services fees	59,608
Administration fees	18,591
Transfer agency and administrative service fees	208,191
Distribution fees	99,310
Custody fees	22,941
Fund accounting fees	29,275
Other fees	24,082

Total Gross Expenses before reductions	760,036
Less Expenses reduced by the Advisor	(411)

Total Net Expenses	759,625

Net Investment Income (Loss)	(374,494)

Realized and Unrealized Gains (Losses) on Investments:
Net realized gains (losses) on investment securities	7,779
Net realized gains (losses) on futures contracts	(457,219)
Net realized gains (losses) on swap agreements	(1,664,836)
Change in net unrealized appreciation/depreciation on investments	365,062

Net Realized and Unrealized Gains (Losses) on Investments	(1,749,214)

Change in Net Assets Resulting from Operations	$(2,123,708)

See accompanying notes to the financial statements.

29

PROFUNDS VP

ProFund VP Rising Rates Opportunity

Statements of Changes in Net Assets

	For the year ended December 31, 2003	For the period May 1, 2002(a) through December 31, 2002
From Investment Activities:
Operations:
Net investment income (loss)	$(374,494)	$(26,296)
Net realized gains (losses) on investments	(2,114,276)	(2,726,147)
Change in net unrealized appreciation/depreciation on investments	365,062	(4,734)

Change in net assets resulting from operations	(2,123,708)	(2,757,177)

Capital Transactions:
Proceeds from shares issued	371,420,617	146,601,639
Cost of shares redeemed	(302,193,310)	(136,676,554)

Change in net assets resulting from capital transactions	69,227,307	9,925,085

Change in net assets	67,103,599	7,167,908
Net Assets:
Beginning of period	7,167,908	—

End of period	$74,271,507	$7,167,908

Accumulated net investment income (loss)	$—	$1,818

Share Transactions:
Issued	15,507,756	5,543,393
Redeemed	(12,618,173)	(5,248,667)

Change in shares	2,889,583	294,726

(a)	Commencement of operations

See accompanying notes to the financial statements.

30

PROFUNDS VP

ProFund VP Rising Rates Opportunity

Financial Highlights

Selected data for a share of beneficial interest outstanding throughout the periods indicated.

	For the year ended December 31, 2003		For the period May 1, 2002(a) through December 31, 2002
Net Asset Value, Beginning of Period	$24.32		$30.00

Investment Activities:
Net investment income (loss)	(0.23	)(b)	(0.09	)(b)
Net realized and unrealized gains (losses) on investments	(0.77)		(5.59)

Total income (loss) from investment activities	(1.00)		(5.68)

Net Asset Value, End of Period	$23.32		$24.32

Total Return	(4.11)%		(18.93	)%(c)
Ratios to Average Net Assets:
Gross expenses(d)	1.91%		2.13%
Net expenses(d)	1.91%		1.98%
Net investment income (loss)(d)	(0.94)%		(0.49)%
Supplemental Data:
Net assets, end of period (000’s)	$74,272		$7,168
Portfolio turnover rate(e)	—		—

(a)	Commencement of operations
(b)	Per share net investment income (loss) has been calculated using the daily average shares method.
(c)	Not annualized for periods less than one year.
(d)	Annualized for periods less than one year.
(e)	Portfolio turnover rate is calculated without regard to instruments (including options, swap agreements and futures contracts) having a maturity of less than one year.

See accompanying notes to the financial statements.

31

PROFUNDS VP

Notes to Financial Statements

December 31, 2003

1.	Organization

ProFunds (the “Trust”) is registered as an open-end investment company under the Investment Company Act of 1940 (the “1940 Act”). The Trust was organized as a Delaware business trust (now referred to as a Delaware statutory trust) on April 17, 1997, and has authorized capital of unlimited shares of beneficial interest of no par value which may be issued in more than one class or series. ProFund Advisors LLC (the “Advisor”) serves as the investment advisor for each of the ProFunds. BISYS Fund Services Limited Partnership (“BISYS”), a wholly owned subsidiary of The BISYS Group, Inc., acts as the Trust’s administrator (the “Administrator”). These accompanying financial statements relate to the following portfolios of the Trust: ProFund VP Bull, ProFund VP Small-Cap, ProFund VP Europe 30 and ProFund VP Rising Rates Opportunity (collectively, the “ProFunds VP” and individually, a “ProFund VP”). Each ProFund VP is a “non-diversified” series of the Trust pursuant to the 1940 Act.

2.	Significant Accounting Policies

The following is a summary of significant accounting policies followed by each ProFund VP in preparation of its financial statements. These policies are in conformity with accounting principles generally accepted in the United States of America. The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. The actual results could differ from those estimates.

Security Valuation

The securities in the portfolio of a ProFund VP, except as otherwise noted, that are listed or traded on a stock exchange or the NASDAQ National Market System (“NASDAQ/NMS”), are valued at the closing price, if available, on the exchange or market where the security is principally traded. Prices are provided by a third party pricing service. With respect to securities traded on the NASDAQ/NMS, such closing price shall be the Nasdaq Official Closing Price (“NOCP”). If there have been no sales for that day on the exchange or system where the security is principally traded, then the value may be determined with reference to the last sale price, or the NOCP, if applicable, on any other exchange or system. If there have been no sales for that day on any exchange or system, a security may be valued at the mean between the closing bid and asked quotes on the exchange or system where the security is principally traded, or at the NOCP, if applicable, or at some other price that the Advisor deems appropriate. Securities regularly traded in the over-the-counter (“OTC”) markets are valued on the basis of the mean between the bid and asked quotes based upon quotes furnished by primary market makers for those instruments. Short-term debt securities maturing in sixty days or less are generally valued at amortized cost, which approximates market value.

For the ProFunds VP, futures contracts and options on securities, indices and futures contracts are generally valued at their last sale price prior to the time at which the net asset value per share of a class of shares of a ProFund VP is determined. If there was no sale on that day, exchange-traded options will be valued at the last bid quote, options traded in the OTC market will be valued at the average of the last bid quotes as obtained from two or more dealers (unless there is only one dealer, in which case that dealer’s quote is used), and futures contracts will be valued at their last sale price prior to that time at which the ProFund VP determines its net asset value unless there was no sale on that day, in which case the value of a futures contract purchased by a ProFund VP will be valued at the last bid quote (if purchased by a ProFund VP) or the last asked quote (if sold by a ProFund VP). Valuation of certain derivatives is performed using procedures approved by the Trust’s Board of Trustees.

When the Advisor determines that the price of a security is not readily available, it may in good faith, establish a fair value for that security in accordance with procedures established by and under the general supervision and responsibility of the Trust’s Board of Trustees.

Repurchase Agreements

Under a repurchase agreement, a ProFund VP purchases a debt security and simultaneously agrees to sell the security back to the seller at a mutually agreed-upon future price and date, normally one day or a few days later. The resale price is greater than the purchase price, reflecting an agreed-upon market interest rate during the purchaser’s holding period. While the maturities of the underlying securities in repurchase transactions may be more than one year, the term of each repurchase agreement will always be less than one year. A ProFund VP will enter into repurchase agreements only with large, well-capitalized and well-established financial institutions. The creditworthiness of each of the firms which is a party to a repurchase agreement with any of the ProFunds VP.

The ProFunds VP require that the securities received as collateral in a repurchase agreement transaction be transferred to the custodian in a manner sufficient to enable the ProFund VP to obtain those securities in the event of a counterparty default. The seller, under the repurchase agreement, is required to maintain the value of the securities held at not less than the repurchase price, including accrued interest. In the event of a default or bankruptcy by a selling financial institution, a ProFund VP will seek to liquidate such collateral which could involve certain costs or delays and, to the extent that proceeds from any sale upon a default of the obligation to repurchase were less than the repurchase price, the ProFund VP could suffer a loss.

Short Sales

The ProFunds VP may engage in short sales. When a ProFund VP engages in a short sale, the ProFund VP records a liability for securities sold short and records an asset equal to the proceeds received. The amount of the liability is

32

PROFUNDS VP

Notes to Financial Statements (continued)

December 31, 2003

subsequently marked to market to reflect the market value of the securities sold short. The ProFund VP may also incur dividend expense if a security that has been sold short declares a dividend. The ProFund VP maintains a segregated account of securities as collateral for outstanding short sales. The ProFund VP is exposed to market risk based on the amount, if any, that the market value of the securities sold short exceeds the proceeds received.

Short sales involve elements of market risk and exposure to loss in excess of the amounts reflected on the Statements of Asset and Liabilities. This risk is potentially unlimited, as a ProFund VP that sells a security short without hedging will be exposed to any market value increase in the security sold short.

Futures Contracts

The ProFunds VP may purchase or sell stock index futures contracts and options thereon as a substitute for a comparable market position in the underlying securities or to satisfy regulatory requirements. A futures contract generally obligates the seller to deliver (and the purchaser to take delivery of) the specified commodity on the expiration date of the contract. A stock index futures contract obligates the seller to deliver (and the purchaser to take) an amount of cash equal to a specific dollar amount multiplied by the difference between the final settlement price of a specific stock index futures contract and the price at which the agreement is made. No physical delivery of the underlying stocks in the index is made. Futures contracts may also be closed by entering into an offsetting transaction offset prior to settlement. Upon entering into a contract, the ProFund VP is required to deposit and maintain as collateral such initial margin as required by the exchange on which the transaction is effected. A portion of the initial margin is reflected on the Statements of Assets and Liabilities as segregated cash balances with brokers for futures contracts and is restricted as to its use. Pursuant to the contract, the ProFund VP agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the ProFund VP as unrealized gains or losses. The ProFund VP will realize a gain or loss upon closing of a futures transaction.

Futures contracts involve, to varying degrees, elements of market risk and exposure to loss in excess of the amount reflected in the Statement of Assets and Liabilities. The face or contract amounts reflect the extent of the total exposure each ProFund VP has in the particular classes of instruments. The primary risks associated with the use of futures contracts are imperfect correlation between movements in the price of the futures and the market value of the underlying securities and the possibility of an illiquid market for a futures contract.

Index Options and Options on Futures Contracts

The ProFunds VP may purchase and write options on stock indexes to create investment exposure consistent with their investment objectives, hedge or limit the exposure of their positions and create synthetic money market positions. A stock index fluctuates with changes in the market values of the stocks included in the index. Options on stock indexes give the holder the right to receive an amount of cash upon exercise of the option. Receipt of this cash amount will depend upon the closing level of the stock index upon which the option is based being greater than (in the case of a call) or less than (in the case of a put) the exercise price of the option. The amount of cash received, if any, will be the difference between the closing price of the index and the exercise price of the option multiplied by a specified dollar multiple. All settlements of index options transactions are in cash. Put and call options purchased are accounted for in the same manner as portfolio securities. For options on futures contracts, the cost of securities acquired through the exercise of call options is increased by the premiums paid. The proceeds from securities sold through the exercise of put options are decreased by the premiums paid. Options are valued daily and unrealized appreciation or depreciation is recorded. The ProFund VP will realize a gain or loss upon the expiration or closing of the option transaction.

Index options and options on futures contracts are subject to substantial risks. The primary risks include the risk of imperfect correlation between the option price and the value of the underlying securities composing the stock index selected and the possibility of an illiquid market for the options or the inability of counterparties to perform.

Foreign Currency Transactions

The accounting records of the ProFunds VP are maintained in U.S. dollars. Financial instruments and other assets and liabilities of a ProFund VP denominated in a foreign currency are translated into U.S. dollars at current exchange rates. Purchases and sales of financial instruments, income receipts and expense payments are translated into U.S. dollars at the exchange rate on the date of the transaction. The ProFunds VP do not isolate that portion of the results of operations resulting from changes in foreign exchange rates from those resulting from changes in market values of financial instruments. Such fluctuations are included with the net realized and unrealized gains or losses from investments. Realized foreign exchange gains or losses arise from transactions in financial instruments and foreign currencies, currency exchange fluctuations between the trade and settlement date of such transactions, and the difference between the amount of assets and liabilities recorded and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, including financial instruments, resulting from changes in currency exchange rates.

33

PROFUNDS VP

Notes to Financial Statements (continued)

December 31, 2003

Swap Agreements

The ProFunds VP may enter into total return swap agreements for purposes of pursuing their investment objectives or as a substitute for investing directly in securities, or to manage exposure to a market or security. Swap agreements are two-party contracts for periods ranging from a day to more than one year. In a standard “swap” transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. The amount to be exchanged or “swapped” between the parties is calculated with respect to a “notional amount,” e.g., the return on or increase in value of a particular dollar amount invested in a “basket” of securities. Most swap agreements entered into by the ProFunds VP calculate the obligations of the parties to the agreement on a “net basis”. Consequently, a ProFund VP’s current obligations (or rights) under a swap agreement will generally be equal only to the net amount to be paid or received under the contract based on the relative values of such obligations (or rights) (the “net amount”). A ProFund VP’s current obligations under a swap agreement are accrued daily (offset against any amounts owing to the ProFund VP) and any accrued but unpaid net amounts owed to a swap counterparty are covered by segregated assets.

In a “long” swap agreement, the counterparty will generally agree to pay the ProFund VP the amount, if any, by which the notional amount of the swap agreement would have increased in value had it been invested in the particular instruments, plus the dividends or interest that would have been received on those instruments. The ProFund VP will agree to pay to the counterparty a floating rate of interest on the notional amount of the swap agreement plus the amount, if any, by which the notional amount would have decreased in value had it been invested in such instruments plus, in certain instances, commissions or trading spreads on the notional amount. Therefore, the return to the ProFund VP on a long swap agreement should be the gain or loss on the notional amount plus dividends or interest on the instruments less the interest paid by the ProFund VP on the notional amount. Payments may be made at the conclusion of a swap agreement or periodically during its term. Swap agreements do not involve the delivery of securities or other underlying instruments. The net amount of the excess, if any, of a ProFund VP’s obligations over its entitlements with respect to each equity swap is accrued on a daily basis and an amount of cash or liquid assets, having an aggregate net asset value at least equal to such accrued excess is maintained in a segregated account by a ProFund VP’s custodian. Until a swap agreement is settled in cash, the gain or loss on the notional amount plus dividends on the stocks less the interest paid by the ProFund VP on the notional amount is recorded as “unrealized gains or losses on swap agreements” and when cash is exchanged, the gain or loss realized is recorded as “realized gains or losses on swap agreements”. Swap agreements are collateralized by the securities and cash of each particular ProFund VP.

The ProFunds VP may enter into swap agreements that provide the opposite return of their benchmark index or security (“short” the index or security). Their operations is similar to that of the swaps disclosed above except that the counterparty pays interest to the ProFund on the notional amount outstanding and that dividends or interest on the underlying instruments of the index reduce the value of the swap plus, in certain instances, the ProFund VP will agree to pay to the counterparty commissions or trading spreads on the notional amount. These amounts are netted with any unrealized appreciation or depreciation to determine the value of the swap.

Swap agreements involve, to varying degrees, elements of market risk and exposure to loss in excess of the amount reflected in the Statement of Assets and Liabilities. The notional amounts reflect the extent of the total investment exposure each ProFund VP has in under the swap agreement. The primary risks associated with the use of swap agreements are imperfect correlation between movements in the notional amount and the price of the underlying instruments and the inability of counterparties to perform. A ProFund VP bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty.

Securities Transactions and Related Income

Securities transactions are accounted for on the date the security is purchased or sold (trade date). Interest income is recognized on the accrual basis and includes, where applicable, the amortization of premium or discount. Dividend income is recorded on the ex-dividend date. Gains or losses realized on sales of securities are determined by comparing the identified cost of the security lot sold with the net sales proceeds.

Expenses

Expenses directly attributable to a ProFund VP are charged to the ProFund VP, while expenses which are attributable to more than one ProFund are allocated among the respective ProFunds based upon relative net assets or another appropriate basis.

Distributions to Shareholders

Each of the ProFunds VP intends to declare and distribute net investment income at least annually. The amount of distributions from net investment income and net realized gains are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles. These “book/tax” differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences do not require a reclassification.

34

PROFUNDS VP

Notes to Financial Statements (continued)

December 31, 2003

Federal Income Taxes

Each of the ProFunds VP intends to qualify each year as a regulated investment company (a “RIC”) under Subchapter M of the Internal Revenue Code of 1986, as amended. A RIC generally is not subject to federal income tax on income and gains distributed in a timely manner to its shareholders. The ProFunds VP intend to make timely distributions in order to avoid tax liability.

3.	Fees and Transactions with Affiliates and other Service Providers

The ProFunds VP have entered into an Investment Advisory Agreement with the Advisor. Under this agreement, the ProFunds VP each pay the Advisor a fee at an annualized rate, based on the average daily net assets of each respective ProFund VP of 0.75%.

For its services as Administrator, the Trust paid BISYS an annual fee based on the following schedule of average net assets: 0.05% of average net assets from $0 to $2 billion, 0.04% on the next $3 billion of average net assets, 0.03% on the next $5 billion of average net assets, and 0.02% of average net assets over $10 billion. BISYS Fund Services, Inc., also an affiliate of BISYS, acts as transfer agent and fund accounting agent for the ProFunds VP for which it receives additional fees.

ProFund Advisors LLC, pursuant to a separate Management Services Agreement, performs certain client support services and other administrative services on behalf of the ProFunds VP. For these services, each ProFund VP pays the Advisor a fee at the annual rate of 0.15% of its average daily net assets.

Under a distribution plan adopted by the Board of Trustees, each ProFund VP may pay financial intermediaries an annual fee of up to 0.25% of its average daily net assets as reimbursement or compensation for providing or procuring a variety of services relating to the promotion, sale and servicing of shares of the ProFund VP.

The Trust, on behalf of the ProFunds VP, has entered into an administrative services agreement with insurance companies pursuant to which the insurance companies will provide administrative services with respect to the ProFunds VP. For these services, the Trust may pay the insurance companies administrative services fees.

Certain Officers and a Trustee of the Trust are affiliated with the Advisor or the Administrator. Such Officers and Trustee receive no compensation from the ProFunds VP for serving in their respective roles. Each of the two Non-Interested Trustee were compensated $10,500 ($21,000 total) in meeting and retainer fees during the year ended December 31, 2003.

The Advisor has contractually agreed to waive advisory and management services fees, and if necessary, reimburse certain other expenses of each ProFund VP for the year ending December 31, 2003 in order to limit the annual operating expenses to an annualized rate of 1.98% of the average daily net assets of each ProFund VP.

The Advisor may recoup the advisory and management services fees waived or limited and other expenses reimbursed by it within three years from the fiscal year in which they were taken. Such repayments shall be made monthly, but only to the extent that such repayments would not cause annualized operating expenses of the ProFund VP to exceed any expense limitation in place at that time. The Advisor voluntarily waived additional fees during the year ended December 31, 2003. As of December 31, 2003, the reimbursement that may potentially be made by the ProFunds VP are as follows:

Expires 2005
ProFund VP Europe 30	$21,392
ProFund VP Rising Rates Opportunity	7,932

4.	Securities Transactions

The cost of security purchases and the proceeds from the sale of securities (excluding securities maturing less than one year from acquisition) during the year ended December 31, 2003 were as follows:

	Purchases	Sales
ProFund VP Bull	$404,580,086	$352,013,028
ProFund VP Small-Cap	123,588,553	66,574,282
ProFund VP Europe 30	322,865,821	235,133,751

35

PROFUNDS VP

Notes to Financial Statements (continued)

December 31, 2003

5.	Federal Income Tax Information

As of the latest tax year end of December 31, 2003, the following ProFunds VP had net capital loss carryforwards to offset future net capital gains, if any, to the extent provided by the Treasury regulations. To the extent that these carryovers are used to offset future capital gains, it is probable that the gains so offset will not be distributed to shareholders:

Expires 2011
ProFund VP Rising Rates Opportunity	$1,935,661

As of the latest tax year end of December 31, 2003, the following ProFunds VP had additional net capital loss carryforwards, subject to certain limitations on availability, to offset future net capital gains, if any, as the successor of a merger. To the extent that these carryovers are used to offset future capital gains, it is probable that the gains so offset will not be distributed to shareholders:

	Expires 2008	Expires 2009	Expires 2010	Expires 2011	Total
ProFund VP Bull	$—	$173,736	$1,707,847	$2,570,146	$4,451,729
ProFund VP Europe 30	7,828,365	10,516,081	5,807,241	3,450,241	27,601,928
ProFund VP Rising Rates Opportunity	—	—	2,463,746	26,871	2,490,617

The tax characteristics of dividends paid to shareholders during the fiscal year ended December 31, 2003, were as follows:

	Distributions paid from

	Ordinary Income	Total Distributions Paid
ProFund VP Europe 30	$130,122	$130,122

As of December 31, 2003, the components of accumulated earnings (deficit) on a tax basis were as follows:

	Undistributed Ordinary Income	Undistributed Long Term Capital Gains	Accumulated Capital and Other Losses	Unrealized Appreciation (Depreciation)	Total Accumulated Earnings (Deficit)
ProFund VP Bull	$4,136,929	$542,309	$(4,451,729)	$10,081,705	$10,309,214
ProFund VP Small-Cap	—	3,376,608	—	7,459,824	10,836,432
ProFund VP Europe 30	849,432	452,123	(27,601,928)	14,926,219	(11,374,154)
ProFund VP Rising Rates Opportunity	—	—	(4,426,278)	363,847	(4,062,431)

As of December 31, 2003, the cost of securities for federal income tax purposes, the aggregate gross unrealized appreciation for all securities for which there was an excess of value over tax cost and the aggregate gross unrealized depreciation for all securities for which there was an excess of tax cost over value were as follows:

	Tax Cost	Tax Unrealized Appreciation	Tax Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
ProFund VP Bull	$203,228,905	$10,240,618	$(158,913)	$10,081,705
ProFund VP Small-Cap	122,587,143	9,709,700	(2,249,876)	7,459,824
ProFund VP Europe 30	127,622,384	14,972,963	(46,744)	14,926,219
ProFund VP Rising Rates Opportunity	76,041,118	—	(1)	(1)

36

Report of Independent Auditors

To the Board of Trustees and Shareholders of ProFunds

In our opinion, the accompanying statements of assets and liabilities, including the schedules of portfolio investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of ProFund VP Bull, ProFund VP Small-Cap, ProFund VP Europe 30 and ProFund VP Rising Rates Opportunity (separate Funds of ProFunds, hereafter referred to as the “Funds”) at December 31, 2003, the results of each of their operations for the year then ended, the changes in their net assets and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2003 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

February 17, 2004

Columbus, Ohio

37

Trustees and Officers of ProFunds

Name, Address and Birth Date	Position(s) Held with the Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Non-Interested Trustees
Russell S. Reynolds, III c/o ProFunds 7501 Wisconsin Avenue, Suite 1000 Bethesda, MD 20814 Birth Date: 7/21/57	Trustee	Indefinite: 10/97 to present	Directorship Search Group, Inc. (Executive Recruitment): Managing Director [March 1993 to present]	77	Directorship Search Group, Inc.

Michael C. Wachs c/o ProFunds 7501 Wisconsin Avenue, Suite 1000 Bethesda, MD 20814 Birth Date: 10/21/61	Trustee	Indefinite: 10/97 to present	AMC Delancey Group, Inc. (Real Estate Development): Vice President [January 2001 to present]; Delancey Investment Group, Inc. (Real Estate Development): Vice President [May 1996 to December 2000]	77	AMC Delancey Group, Inc.
Interested Trustee
Michael L. Sapir* 7501 Wisconsin Avenue, Suite 1000 Bethesda, MD 20814 Birth Date: 5/19/58	Trustee	Indefinite: 4/97 to present	Chairman and Chief Executive Officer of the Advisor [May 1997 to present]	77	None

*	Mr. Sapir may be deemed to be an “interested person,” as defined by the 1940 Act, because of his employment with the Advisor.

Name, Address and Birth Date	Position(s) Held with the Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years
Executive Officers
Michael L. Sapir 7501 Wisconsin Avenue, Suite 1000 Bethesda, MD 20814 Birth Date: 5/19/58	Chairman	Indefinite: 4/97 to present	Chairman and Chief Executive Officer of the Advisor [May 1997 to present]

Louis M. Mayberg 7501 Wisconsin Avenue, Suite 1000 Bethesda, MD 20814 Birth Date: 8/9/62	President	Indefinite: 2/03 to present	President of the Advisor [May 1997 to present]

Marc R. Bryant 7501 Wisconsin Avenue, Suite 1000 Bethesda, MD 20814 Birth Date: 2/8/66	Secretary	Indefinite: 2/03 to present	Vice President and Chief Legal Counsel of the Advisor [July 2001 to present]; GE Investment Management Inc; Vice President and Associate General Counsel [April 1998 to June 2001]; Kirkpatrick & Lockhart LLP; Attorney [Prior to April 1998]

38

Trustees and Officers of ProFunds (continued)

Name, Address and Birth Date	Position(s) Held with the Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years

Troy A. Sheets 3435 Stelzer Road Columbus, OH 43219 Birth Date: 5/29/71	Treasurer	Indefinite: 6/02 to present	BISYS Fund Services: Vice President of Financial Services [April 2002 to present]; KPMG LLP: Senior Manager [August 1993 to March 2002]

John Danko 3435 Stelzer Road Columbus, OH 43219 Birth Date: 4/17/67	Vice President	Indefinite: 8/99 to present	BISYS Fund Services: Director of Client Services [February 1997 to present]

The Fund’s Statement of Additional Information includes additional information about the Fund’s Trustees and Officers. To receive your free copy of the Statement of Additional Information, call toll-free 1-888-776-3637.

39

ProFundsTM

This report is submitted for the general information of the shareholders of the ProFunds VP. It is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

INNOVATIONS IN INDEXING®

“Standard & Poor’s®,” “S&P®,” “S&P 500®,” “Standard & Poor’s 500” are trademarks of The McGraw-Hill Companies, Inc. and Barra, Inc. and have been licensed for use by ProFunds VP. “Russell 2000® Index” is a trademark of the Frank Russell Company. ProFunds VP are not sponsored, endorsed, sold or promoted by these organizations and the organizations make no representations regarding the advisability of investing in ProFunds VP.

12/03

SECTOR PROFUNDS VP

Financial

Healthcare

Technology

>	Annual Report

December 31, 2003

>  Table of Contents

i	MESSAGE FROM THE CHAIRMAN
ii	MANAGEMENT DISCUSSION OF FUND PERFORMANCE

SCHEDULES OF PORTFOLIO INVESTMENTS AND FINANCIAL STATEMENTS

1	ProFund VP Financial

6	ProFund VP Healthcare

11	ProFund VP Technology

16	NOTES TO FINANCIAL STATEMENTS

21	REPORT OF INDEPENDENT AUDITORS

22	TRUSTEES AND OFFICERS OF PROFUNDS

Message from the Chairman

2003: Year of Contrasts, Recovery and Growth

Dear Shareholders:

I am pleased to present the Annual Report to Shareholders of ProFunds VP for the 12 months ended December 31, 2003.

The year was marked by contrasts. On one hand, geopolitical tensions epitomized by the second Gulf War as well as a perception of high unemployment lent an air of uncertainty to the U.S. economy. On the other hand, during the second half of the year we witnessed a resurgence of economic growth.

Many believe the expansion in the economy was spurred by historically low short-term interest rates and stimulative tax and spending polices. Others suggest the turnaround was just the business cycle curving up after several years of a downward trend.

In either case, virtually no one denied that the force of the economic recovery was powerful.

Along with economic growth—or at least, in anticipation of it—came significantly higher stock prices as the year progressed. For the year, the S&P 500 and the NASDAQ-100 rose 26.38% and 49.12%, respectively. As markets rose, mutual fund investors shifted from a defensive posture to one of greater interest in equity funds.

ProFunds, saw significant growth during 2003. We began the year as a $3.0 billion mutual fund complex and ended it with $5.4 billion in assets under management—an increase of 79%.

Michael L. Sapir—Chairman

That growth can be attributed to a variety of factors —not least among them the flexibility ProFunds afford investors to respond to changing market and economic conditions.

In the pages that follow, you’ll find a detailed discussion of ProFunds’ performance for 2003. We urge you to read this material closely.

We deeply appreciate and are honored by the confidence you have expressed in ProFunds. Be assured that we do not take your trust for granted.

Sincerely,

Michael L. Sapir

Chairman

The above information is not a part of the Annual Report.

i

PROFUNDS VP

Management Discussion of Fund Performance

Investment Strategies and Techniques:

ProFund Advisors uses a mathematical approach in seeking to achieve the investment objective of each ProFund VP. Using this approach, ProFund Advisors (PFA) determines the type, quantity and mix of investment positions that a ProFund VP should hold to approximate the performance of its benchmark.1

ProFund Advisors does not invest the assets of the ProFunds VP in securities or financial instruments based on its view of the investment merit of a particular security, instrument, or company, nor does it conduct conventional stock research or analysis, or forecast stock market movement or trends. Each ProFund VP seeks to remain fully invested at all times in securities or financial instruments that provide exposure to its benchmark without regard to market conditions, trends or direction.

The ProFunds VP do not seek to provide correlation with their benchmarks over a period of time other than daily because mathematical compounding prevents the ProFunds VP from achieving such results.

Factors that materially affected the performance of each ProFunds VP during 20032:

The major factors that influenced the performance of the ProFunds VP included the cumulative effect of the daily performance of each ProFund VP’s benchmark. Other factors that affected the performance of the ProFunds VP include, but are not limited to, dividends, fees, expenses and transaction costs.

The performance of the index or securities underlying each ProFund VP’s benchmark is the principal factor of performance. An index is a statistical composite that tracks a specified financial market or sector. Unlike the ProFunds VP, indices do not actually hold a portfolio of securities and/or financial instruments, and therefore do not incur fees, expenses, and transaction costs incurred by the ProFunds VP. Fees, expenses, and transaction costs negatively impact the performance of the ProFunds VP. Please refer to the fund specific pages that follow for a discussion of factors materially affecting the index or security underlying each ProFund VP’s benchmark, as well as for each ProFund VP’s performance. Performance for each ProFund VP will differ from the underlying index performance.

General Factors Affecting Benchmark and Fund Performance:

In 2003, the S&P 500 Index rose 26.4%. Global equity markets also posted strong gains, with the DJ World ex-US index rising 38.6% in US dollar terms.

We believe that the major factors affecting the domestic equity markets generally included a rebounding U.S. economy, a continued low interest rate environment, a low inflation environment and some easing of geopolitical tensions. Investor confidence in the improving economy also seemed to outweigh the cumulative effect of corporate scandals.

By many measures the U.S. economy was healthier in 2003 than the year earlier. The Gross Domestic Product grew at an 8.2% annualized rate in the third quarter, following more subdued growth rates in the first and second quarters of the year. Tax cuts led to greater consumer spending while aggregate measures of U.S. corporate profits finished 2003 with strong double digit growth rates. On a less positive note, the widening U.S. government deficit raised the specter of higher interest rates in the future.

In 2003, the Fed decreased the Fed Funds rate to 1.0%, a 45-year low. Generally low real (inflation-adjusted) interest rates allowed homeowners and corporations to further reduce their costs of borrowing. During much of the year, the Federal Reserve expressed a greater concern regarding potential deflation, or a decline in overall price levels, than regarding potential inflation.

Geopolitical issues were front and center again in 2003. The fall of Saddam Hussein’s regime in March and the formal resolution of the war with Iraq helped propel equity markets higher despite mounting concerns about continuing casualties in the region.

Factors more specific to the performance of each Benchmark and each ProFund VP are discussed in the pages that follow.

[1]	A benchmark can be any objective standard of investment performance that a mutual fund uses to measure its return, such as a multiple of the return of a stock index. For example, ProFund VP Financial has a benchmark of 100% the daily return of the Dow Jones U.S. Financial Sector Index.
[2]	Past performance is no guarantee of future results.

ii

ProFund VP Financial

The ProFund VP Financial seeks daily investment results, before fees and expenses, that correspond to the daily performance of the Dow Jones U.S. Financial Sector Index. For the year ended December 31, 2003, the Fund had a total return of 28.99%1, compared to a return of 28.76%2 for the Index. For the year, the Fund achieved an average daily statistical correlation of over 0.99 to the daily performance of the Index.3

The Fund applies a mathematical approach to investing. In doing so it takes positions in securities and/or financial instruments that, in combination, should have similar daily return characteristics as the Index. The Dow Jones U.S. Financial Sector Index measures the performance of the financial services economic sector of the U.S. equity market. Component companies include regional banks; major U.S. domiciled international banks; full-line, life, and property and casualty insurance companies; companies that invest, directly or indirectly in real estate; diversified financial companies such as Fannie Mae, credit card insurers, check cashing companies, mortgage lenders and investment advisers; securities brokers and dealers including investment banks, merchant banks and online brokers; and publicly traded stock exchanges.

The Index, its component companies, and the Fund benefited from a variety of factors. Sales increased in the insurance industry and financial service firms were beneficiaries of a second half rally in stocks sensitive to the capital markets. Mortgage companies benefited from the surge in home refinancing that continued well into 2003. Of the ten highest weighted constituents of the Index at the beginning of the year, the top performer in terms of stock price return was J.P. Morgan Chase & Co. (+53.04%) and the worst was Freddie Mac (-1.24%).

Value of a $10,000 Investment*

* The line graph represents historical performance of a hypothetical investment of $10,000 in the ProFund VP Financial from January 22, 2001 to December 31, 2003 assuming the reinvestment of distributions.

Average Annual Total Return as of 12/31/031

	1 Year	Since Inception (1/22/01)

ProFund VP Financial	28.99%	0.86%

Dow Jones U.S. Financial Index	28.76%	1.51%

S&P 500 Index	26.38%	(6.22)%

1 Past performance does not guarantee future results. Total return calculations assume the reinvestment of distributions and do not reflect the effect of taxes. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and net asset value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. During the period, certain fees were reduced. If such fee reductions had not occurred, the quoted performance would be lower. Performance numbers are net of all Fund expenses but do not include any insurance, sales, or administrative charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower.

2 The Dow Jones U.S. Financial Index is a price return index and does not reflect the reinvestment of dividends, the impact of transaction costs, nor the deduction of expenses associated with a mutual fund such as investment management and accounting fees. It is not possible to invest directly in an index. The Fund’s performance does reflect the reinvestment of dividends, the impact of transaction costs and the deduction of fees and expenses.

3 1.00 equals perfect correlation.

4 The S&P 500 Index is an unmanaged index that consists of the common stocks of 500 major U.S. corporations selected for their size and the frequency and ease with which their stocks trade.

The above information is not covered by the Report of Independent Auditors.

1

PROFUNDS VP ProFund VP Financial	Schedule of Portfolio Investments December 31, 2003

Common Stocks (99.8%)

	Shares	Value
ACE, Ltd.	2,604	$107,858
AFLAC, Inc.	4,650	168,237
Allstate Corp.	6,324	272,057
Ambac Financial Group, Inc.	1,302	90,346
American Express Co.	9,858	475,451
American International Group, Inc.	20,088	1,331,432
AmSouth Bancorp	4,092	100,254
AON Corp.	2,604	62,340
Archstone-Smith Trust	1,860	52,043
Bank of America Corp.	13,206	1,062,158
Bank of New York Company, Inc.	6,882	227,932
Bank One Corp.	10,044	457,906
Banknorth Group, Inc.	2,046	66,556
BB&T Corp.	5,952	229,985
Bear Stearns Cos., Inc.	1,116	89,224
Boston Properties, Inc.	1,302	62,743
Capital One Financial Corp.	2,232	136,799
Charter One Financial, Inc.	2,976	102,821
Chubb Corp.	1,860	126,666
Cincinnati Financial Corp.	1,488	62,317
CIT Group, Inc.	2,046	73,554
Citigroup, Inc.	45,570	2,211,969
Comerica, Inc.	2,232	125,126
Compass Bancshares, Inc.	1,302	51,182
Countrywide Credit Industries, Inc.	1,860	141,081
Equity Office Properties Trust	5,394	154,538
Equity Residential Properties Trust	3,720	109,777
Everest Re Group, Ltd.	930	78,678
Fannie Mae	8,556	642,213
Fidelity National Financial, Inc.	1,302	50,492
Fifth Third Bancorp	5,208	307,793
First Tennessee National Corp.	1,488	65,621
Fleet Boston Financial Corp.	9,486	414,064
Franklin Resources, Inc.	2,046	106,515
Freddie Mac	6,324	368,816
General Growth Properties, Inc.	2,232	61,938
Golden West Financial Corp.	1,488	153,547
Goldman Sachs Group, Inc.	2,790	275,457
GreenPoint Financial Corp.	2,046	72,265
Hartford Financial Services Group, Inc.	2,790	164,694
iStar Financial, Inc.	1,488	57,883
J.P. Morgan Chase & Co.	18,228	669,514
Jefferson-Pilot Corp.	2,418	122,472
John Hancock Financial Services, Inc.	2,790	104,625
KeyCorp	4,650	136,338
Kimco Realty Corp.	1,302	58,265
Legg Mason, Inc.	930	71,777
Lincoln National Corp.	1,860	75,088
Loews Corp.	2,604	128,768
M&T Bank Corp.	2,046	201,122
Mack-Cali Realty Corp.	2,046	85,155
Marsh & McLennan Companies, Inc.	4,650	222,689
Marshall & Ilsley Corp.	3,906	149,405
MBIA, Inc.	2,232	132,201
MBNA Corp.	9,858	244,971
Mellon Financial Corp.	3,906	125,422
Merrill Lynch & Co., Inc.	8,742	512,718
MetLife, Inc.	3,162	106,465
MGIC Investment Corp.	1,302	74,136
Morgan Stanley Dean Witter & Co.	9,114	527,427

Common Stocks, continued

	Shares	Value
National City Corp.	5,022	$170,447
National Commerce Financial Corp.	2,418	65,963
New York Community Bancorp	2,232	84,928
North Fork Bancorp, Inc.	2,232	90,329
Northern Trust Corp.	2,046	94,975
Old Republic International Corp.	2,790	70,754
Plum Creek Timber Company, Inc.	3,162	96,283
PNC Financial Services Group	2,790	152,697
Principal Financial Group, Inc.	2,976	98,416
Progressive Corp.	2,046	171,025
Prologis Trust	3,906	125,344
Prudential Financial, Inc.	5,580	233,076
Public Storage, Inc.	1,302	56,494
Radian Group, Inc.	1,302	63,473
Regions Financial Corp.	2,976	110,707
Rouse Co.	1,302	61,194
Schwab (Charles) Corp.	8,928	105,708
Simon Property Group, Inc.	4,650	215,480
SLM Corp.	4,278	161,195
SouthTrust Corp.	2,976	97,404
Sovereign Bancorp, Inc.	2,790	66,263
St. Paul Companies, Inc.	3,162	125,373
State Street Corp.	3,162	164,677
SunTrust Banks, Inc.	3,348	239,382
Synovus Financial Corp.	3,162	91,445
T. Rowe Price Group, Inc.	1,674	79,364
TCF Financial Corp.	1,860	95,511
Torchmark Corp.	1,116	50,823
Travelers Property Casualty Corp.—Class A	4,836	81,148
Travelers Property Casualty Corp.—Class B	4,650	78,911
U.S. Bancorp	16,926	504,056
Union Planters Corp.	1,860	58,571
Vornado Realty Trust	1,302	71,285
Wachovia Corp.	12,834	597,936
Washington Mutual, Inc.	8,370	335,803
Weingarten Realty Investors	2,604	115,487
Wells Fargo & Co.	15,066	887,237
XL Capital, Ltd.—Class A	1,860	144,243
Zions Bancorp	2,418	148,296

TOTAL COMMON STOCKS (Cost $16,615,227)		20,982,589

U.S. Government Agency Obligations (0.7%)

	Principal Amount
Federal National Mortgage Association, 0.50%, 01/02/04	$157,000	156,998

TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS (Cost $156,998)		156,998

TOTAL INVESTMENT SECURITIES (Cost $16,772,225)—100.5%		21,139,587
Net other assets (liabilities)—(0.5)%		(115,192)

NET ASSETS—100.0%		$21,024,395

See accompanying notes to the financial statements.

2

PROFUNDS VP

ProFund VP Financial

Statement of Assets and Liabilities

December 31, 2003
Assets:
Investment securities, at value (cost $16,772,225)	$21,139,587
Cash	731
Dividends and interest receivable	30,329
Receivable for capital shares issued	120,041
Prepaid expenses	132

Total Assets	21,290,820

Liabilities:
Payable for investments purchased	225,666
Payable for capital shares redeemed	2,081
Advisory fees payable	13,279
Management services fees payable	2,657
Administration fees payable	721
Administrative services fees payable	6,867
Distribution fees payable	5,194
Other accrued expenses	9,960

Total Liabilities	266,425

Net Assets	$21,024,395

Net Assets consist of:
Capital	$23,507,897
Accumulated net investment income (loss)	80,498
Accumulated net realized gains (losses) on investments	(6,931,362)
Net unrealized appreciation (depreciation) on investments	4,367,362

Net Assets	$21,024,395

Shares of Beneficial Interest Outstanding	684,293

Net Asset Value (offering and redemption price per share)	$30.72

Statement of Operations

For the year ended December 31, 2003
Investment Income:
Dividends	$376,759
Interest	387

Total Investment Income	377,146

Expenses:
Advisory fees	117,814
Management services fees	23,563
Administration fees	7,496
Transfer agency and administrative service fees	81,704
Distribution fees	39,271
Custody fees	22,113
Fund accounting fees	13,464
Other fees	20,505

Total Gross Expenses before reductions	325,930
Less Expenses reduced by the Advisor	(15,317)

Total Net Expenses	310,613

Net Investment Income (Loss)	66,533

Realized and Unrealized Gains (Losses) on Investments:
Net realized gains (losses) on investment securities	714,339
Change in net unrealized appreciation/depreciation on investments	3,227,266

Net Realized and Unrealized Gains (Losses) on Investments	3,941,605

Change in Net Assets Resulting from Operations	$4,008,138

See accompanying notes to the financial statements.

3

PROFUNDS VP

ProFund VP Financial

Statements of Changes in Net Assets

	For the year ended December 31, 2003	For the year ended December 31, 2002
From Investment Activities:
Operations:
Net investment income (loss)	$66,533	$53,577
Net realized gains (losses) on investments	714,339	(5,839,251)
Change in net unrealized appreciation/depreciation on investments	3,227,266	(258,523)

Change in net assets resulting from operations	4,008,138	(6,044,197)

Distributions to Shareholders From:
Net investment income	(28,561)	—

Change in net assets resulting from distributions	(28,561)	—

Capital Transactions:
Proceeds from shares issued	111,685,395	254,024,533
Dividends reinvested	28,561	—
Cost of shares redeemed	(106,566,808)	(256,171,559)

Change in net assets resulting from capital transactions	5,147,148	(2,147,026)

Change in net assets	9,126,725	(8,191,223)
Net Assets:
Beginning of period	11,897,670	20,088,893

End of period	$21,024,395	$11,897,670

Accumulated net investment income (loss)	$80,498	$42,526

Share Transactions:
Issued	4,268,452	9,428,129
Reinvested	943	—
Redeemed	(4,084,053)	(9,646,177)

Change in shares	185,342	(218,048)

See accompanying notes to the financial statements.

4

PROFUNDS VP

ProFund VP Financial

Financial Highlights

Selected data for a share of beneficial interest outstanding throughout the periods indicated.

	For the year ended December 31, 2003	For the year ended December 31, 2002	For the period January 22, 2001(a) through December 31, 2001
Net Asset Value, Beginning of Period	$23.85	$28.02	$30.00

Investment Activities:
Net investment income (loss)	0.11 (b)	0.06 (b)	0.04	(b)
Net realized and unrealized gains (losses) on investments	6.80	(4.23)	(2.02)

Total income (loss) from investment activities	6.91	(4.17)	(1.98)

Distribution to Shareholders From:
Net investment income	(0.04)	—	—

Net Asset Value, End of Period	$30.72	$23.85	$28.02

Total Return	28.99%	(14.88)%	(6.60	)%(c)
Ratios to Average Net Assets:
Gross expenses(d)	2.07%	2.14%	2.10%
Net expenses(d)	1.98%	1.98%	2.10%
Net investment income (loss)(d)	0.42%	0.22%	0.16%
Supplemental Data:
Net assets, end of period (000’s)	$21,024	$11,898	$20,089
Portfolio turnover rate(e)	726%	1,341%	1,330	%(c)

(a)	Commencement of operations
(b)	Per share net investment income (loss) has been calculated using the daily average shares method.
(c)	Not annualized for periods less than one year.
(d)	Annualized for periods less than one year.
(e)	Portfolio turnover rate is calculated without regard to instruments (including options, swap agreements and futures contracts) having a maturity of less than one year.

See accompanying notes to the financial statements.

5

ProFund VP Healthcare

The ProFund VP Healthcare seeks daily investment results, before fees and expenses, that correspond to the daily performance of the Dow Jones U.S. Healthcare Sector Index. For the year ended December 31, 2003, the Fund had a total return of 17.42%1, compared to a return of 17.78%2 for the Index. For the year, the Fund achieved an average daily statistical correlation of over 0.99 to the daily performance of the Index.3

The Fund applies a mathematical approach to investing. In doing so it takes positions in securities and/or financial instruments that, in combination, should have similar daily return characteristics as the Index. The Dow Jones U.S. Healthcare Sector Index measures the performance of the healthcare economic sector of the U.S. equity market. Component companies include health care providers, biotechnology companies, medical supplies, advanced medical devices and pharmaceuticals.

The Dow Jones U.S. Healthcare Sector Index (and thus the Fund) trailed the broader market, but was still supported by the growing demand for healthcare as the average age in the U.S. continued to increase. Generic drugs limited the returns, while changes in Medicare legislation gave the elderly better access to prescriptions as both healthcare spending and costs increased in the U.S. These changes also benefited managed care providers and healthcare facilities, which were among the top performing groups within the sector. Of the ten highest weighted constituents of the Index at the beginning of the year, the top performer in terms of stock price return was Amgen Inc. (+27.82%) and the worst was Merck & Co. Inc. (-13.77%).

Value of a $10,000 Investment*

* The line graph represents historical performance of a hypothetical investment of $10,000 in the ProFund VP Healthcare from January 22, 2001 to December 31, 2003 assuming the reinvestment of distributions.

Average Annual Total Return as of 12/31/031

	1 Year	Since Inception (1/22/01)

ProFund VP Healthcare	17.42%	(4.99)%

Dow Jones U.S. Healthcare Index	17.78%	(4.21)%

S&P 500 Index	26.38%	(6.22)%

1 Past performance does not guarantee future results. Total return calculations assume the reinvestment of distributions and do not reflect the effect of taxes. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and net asset value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. During the period, certain fees were reduced. If such fee reductions had not occurred, the quoted performance would be lower. Performance numbers are net of all Fund expenses but do not include any insurance, sales, or administrative charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower.

2 The Dow Jones U.S. Healthcare Index is a price return index and does not reflect the reinvestment of dividends, the impact of transaction costs, nor the deduction of expenses associated with a mutual fund such as investment management and accounting fees. It is not possible to invest directly in an index. The Fund’s performance does reflect the reinvestment of dividends, the impact of transaction costs and the deduction of fees and expenses.

3 1.00 equals perfect correlation.

4 The S&P 500 Index is an unmanaged index that consists of the common stocks of 500 major U.S. corporations selected for their size and the frequency and ease with which their stocks trade.

The above information is not covered by the Report of Independent Auditors.

6

PROFUNDS VP ProFund VP Healthcare	Schedule of Portfolio Investments December 31, 2003

Common Stocks (99.8%)

	Shares	Value
Abbott Laboratories	25,380	$1,182,708
AdvancePCS*	1,350	71,091
Aetna, Inc.	2,700	182,466
Affymetrix, Inc.*	1,350	33,224
Alcon, Inc.	1,350	81,729
Allergan, Inc.	2,430	186,648
Amgen, Inc.*	22,950	1,418,309
Amylin Pharmaceuticals, Inc.*	1,620	35,996
Andrx Group*	1,080	25,963
Anthem, Inc.*	2,430	182,250
Apogent Technologies, Inc.*	1,620	37,325
Applera Corp.—Applied Biosystems Group	4,320	89,467
Apria Healthcare Group, Inc.*	1,080	30,748
Bard (C.R.), Inc.	1,080	87,750
Barr Laboratories, Inc.*	1,080	83,106
Bausch & Lomb, Inc.	1,350	70,065
Baxter International, Inc.	10,260	313,135
Beckman Coulter, Inc.	1,350	68,621
Becton, Dickinson & Co.	4,590	188,833
Biogen Idec, Inc.*	5,670	208,543
Biomet, Inc.	4,050	147,461
Boston Scientific Corp.*	10,260	377,158
Bristol-Myers Squibb Co.	31,860	911,196
Caremark Rx, Inc.*	4,320	109,426
Celgene Corp.*	1,620	72,932
Cephalon, Inc.*	810	39,212
Charles River Laboratories International, Inc.*	810	27,807
Chiron Corp.*	2,700	153,873
CIGNA Corp.	2,700	155,250
Community Health Systems*	1,080	28,706
Cooper Companies, Inc.	540	25,450
Covance, Inc.*	1,080	28,944
Coventry Health Care, Inc.*	810	52,237
DaVita, Inc.*	1,080	42,120
DENTSPLY International, Inc.	1,080	48,784
Edwards Lifesciences Corp.*	1,080	32,486
Eli Lilly & Co.	15,930	1,120,357
Express Scripts, Inc.—Class A*	1,080	71,744
First Health Group Corp.*	1,620	31,525
Fisher Scientific International, Inc.*	1,350	55,850
Forest Laboratories, Inc.*	6,210	383,778
Genentech, Inc.*	3,780	353,695
Genzyme Corp.—General Division*	4,050	199,827
Gilead Sciences, Inc.*	3,510	204,071
Guidant Corp.	5,400	325,080
HCA, Inc.	7,290	313,177
Health Management Associates, Inc.—Class A	4,050	97,200
Health Net, Inc.*	2,160	70,632
Hillenbrand Industries, Inc.	1,080	67,025
Human Genome Sciences, Inc.*	2,160	28,620
Humana, Inc.*	2,970	67,865
ICOS Corp.*	1,350	55,728
IDEXX Laboratories, Inc.*	540	24,991
ImClone Systems, Inc.*	1,080	42,833
IMS Health, Inc.	4,050	100,683
INAMED Corp.*	540	25,952
Invitrogen Corp.*	810	56,700
IVAX Corp.*	2,700	64,476
Johnson & Johnson	48,870	2,524,623
King Pharmaceuticals, Inc.*	4,050	61,803

Common Stocks, continued

	Shares	Value
Laboratory Corp. of America Holdings*	2,430	$89,789
Lincare Holdings, Inc.*	1,620	48,649
Manor Care, Inc.	1,890	65,337
Martek Biosciences Corp.*	540	35,084
Medco Health Solutions, Inc.*	4,320	146,837
Medicis Pharmaceutical Corp.	540	38,502
MedImmune, Inc.*	4,320	109,728
Medtronic, Inc.	19,980	971,228
Merck & Co., Inc.	36,450	1,683,990
Mid Atlantic Medical Services, Inc.*	1,080	69,984
Millennium Pharmaceuticals, Inc.*	4,860	90,736
Monsanto Co.	4,590	132,100
Mylan Laboratories, Inc.	4,860	122,764
Neurocrine Biosciences, Inc.*	540	29,452
Omnicare, Inc.	1,890	76,337
Oxford Health Plans, Inc.*	1,620	70,470
PacifiCare Health Systems, Inc.*	810	54,756
Patterson Dental Co.*	1,080	69,293
Pfizer, Inc.	126,090	4,454,759
Pharmaceutical Resources, Inc.*	540	35,181
Protein Design Labs, Inc.*	1,890	33,831
Quest Diagnostics, Inc.*	1,350	98,699
Renal Care Group, Inc.*	810	33,372
Schering-Plough Corp.	24,300	422,577
Sepracor, Inc.*	1,620	38,767
SICOR, Inc.*	1,350	36,720
St. Jude Medical, Inc.*	3,240	198,774
STERIS Corp.*	1,350	30,510
Stryker Corp.	2,430	206,574
Taro Pharmaceutical Industries, Ltd.*	540	34,830
Tenet Healthcare Corp.*	7,290	117,005
Triad Hospitals, Inc.*	1,350	44,915
UnitedHealth Group, Inc.	9,720	565,509
Universal Health Services, Inc.— Class B	1,080	58,018
Valeant Pharmaceuticals International	1,350	33,953
Varian Medical Systems, Inc.*	1,620	111,942
Watson Pharmaceuticals, Inc.*	1,890	86,940
Wellpoint Health Networks, Inc.*	2,700	261,872
Wyeth	22,140	939,843
Zimmer Holdings, Inc.*	4,320	304,128

TOTAL COMMON STOCKS (Cost $20,842,413)		25,233,009

U.S. Government Agency Obligations (0.4%)

	Principal Amount
Federal National Mortgage Association, 0.50%, 01/02/04	$106,000	105,999

TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS (Cost $ 105,999)		105,999

TOTAL INVESTMENT SECURITIES (Cost $20,948,412)—100.2%		25,339,008
Net other assets (liabilities)—(0.2)%		(53,337)

NET ASSETS—100.0%		$25,285,671

*	Non-income producing security

See accompanying notes to the financial statements.

7

PROFUNDS VP

ProFund VP Healthcare

Statement of Assets and Liabilities

December 31, 2003
Assets:
Investment securities, at value (cost $20,948,412)	$25,339,008
Cash	382
Dividends and interest receivable	26,080
Receivable for investments sold	1,027,751
Receivable for capital shares issued	1,829
Prepaid expenses	155

Total Assets	26,395,205

Liabilities:
Payable for capital shares redeemed	1,064,988
Advisory fees payable	15,306
Management services fees payable	3,061
Administration fees payable	834
Administrative services fees payable	8,335
Distribution fees payable	5,341
Other accrued expenses	11,669

Total Liabilities	1,109,534

Net Assets	$25,285,671

Net Assets consist of:
Capital	$31,544,726
Accumulated net realized gains (losses) on investments	(10,649,651)
Net unrealized appreciation (depreciation) on investments	4,390,596

Net Assets	$25,285,671

Shares of Beneficial Interest Outstanding	979,653

Net Asset Value (offering and redemption price per share)	$25.81

Statement of Operations

For the year ended December 31, 2003
Investment Income:
Dividends	$255,037
Interest	609

Total Investment Income	255,646

Expenses:
Advisory fees	142,691
Management services fees	28,538
Administration fees	9,061
Transfer agency and administrative service fees	101,415
Distribution fees	47,564
Custody fees	23,048
Fund accounting fees	15,971
Other fees	19,900

Total Gross Expenses before reductions	388,188
Less Expenses reduced by the Advisor	(12,490)

Total Net Expenses	375,698

Net Investment Income (Loss)	(120,052)

Realized and Unrealized Gains (Losses) on Investments:
Net realized gains (losses) on investment securities	(1,359,969)
Change in net unrealized appreciation/depreciation on investments	2,727,687

Net Realized and Unrealized Gains (Losses) on Investments	1,367,718

Change in Net Assets Resulting from Operations	$1,247,666

See accompanying notes to the financial statements.

8

PROFUNDS VP

ProFund VP Healthcare

Statements of Changes in Net Assets

	For the year ended December 31, 2003	For the year ended December 31, 2002
From Investment Activities:
Operations:
Net investment income (loss)	$(120,052)	$(119,837)
Net realized gains (losses) on investments	(1,359,969)	(5,407,466)
Change in net unrealized appreciation/depreciation on investments	2,727,687	(4,248)

Change in net assets resulting from operations	1,247,666	(5,531,551)

Capital Transactions:
Proceeds from shares issued	175,842,151	162,519,407
Cost of shares redeemed	(166,426,624)	(175,592,623)

Change in net assets resulting from capital transactions	9,415,527	(13,073,216)

Change in net assets	10,663,193	(18,604,767)
Net Assets:
Beginning of period	14,622,478	33,227,245

End of period	$25,285,671	$14,622,478

Share Transactions:
Issued	7,405,590	6,734,915
Redeemed	(7,091,298)	(7,238,169)

Change in shares	314,292	(503,254)

See accompanying notes to the financial statements.

9

PROFUNDS VP

ProFund VP Healthcare

Financial Highlights

Selected data for a share of beneficial interest outstanding throughout the periods indicated.

	For the year ended December 31, 2003		For the year ended December 31, 2002		For the period January 22, 2001(a) through December 31, 2001
Net Asset Value, Beginning of Period	$21.98		$28.43		$30.00

Investment Activities:
Net investment income (loss)	(0.15	)(b)	(0.13	)(b)	(0.30	)(b)
Net realized and unrealized gains (losses) on investments	3.98		(6.32)		(1.27)

Total income (loss) from investment activities	3.83		(6.45)		(1.57)

Net Asset Value, End of Period	$25.81		$21.98		$28.43

Total Return	17.42%		(22.69)%		(5.23	)%(c)
Ratios to Average Net Assets:
Gross expenses(d)	2.04%		2.14%		2.06%
Net expenses(d)	1.97%		1.98%		2.06%
Net investment income (loss)(d)	(0.63)%		(0.54)%		(1.10)%
Supplemental Data:
Net assets, end of period (000’s)	$25,286		$14,622		$33,227
Portfolio turnover rate(e)	877%		897%		1,032	%(c)

(a)	Commencement of operations
(b)	Per share net investment income (loss) has been calculated using the daily average shares method.
(c)	Not annualized for periods less than one year.
(d)	Annualized for periods less than one year.
(e)	Portfolio turnover rate is calculated without regard to instruments (including options, swap agreements and futures contracts) having a maturity of less than one year.

See accompanying notes to the financial statements.

10

ProFund VP Technology

The ProFund VP Technology seeks daily investment results, before fees and expenses, that correspond to the daily performance of the Dow Jones U.S. Technology Sector Index. For the year ended December 31, 2003, the Fund had a total of 45.97%1, compared to a return of 50.38%2 for the Index. For the year, the Fund achieved an average daily statistical correlation of over 0.99 to the daily performance of the Index.3

The Fund applies a mathematical approach to investing. In doing so it takes positions in securities and/or financial instruments that, in combination, should have similar daily return characteristics as the Index. The Dow Jones U.S. Technology Sector Index measures the performance of the technology sector of the U.S. equity market. Component companies include those involved in computers and office equipment, software, communications technology, semiconductors, diversified technology services and Internet services.

The Dow Jones U.S. Technology Sector Index (and the Fund) benefited from a stabilization of information technology spending and a rise of tech company valuations. Consumer electronics and global chip sales fared especially well, specifically within the growing market for digital and wireless devices. PC sales, led by notebook PC sales, also jumped in 2003. Of the ten highest constituents of the Index at the beginning of the year, the top performer in terms of stock price return was Intel Corp. (+105.85%) and the worst was Microsoft Corp. (+5.88%).

Value of a $10,000 Investment*

* The line graph represents historical performance of a hypothetical investment of $10,000 in the ProFund VP Technology from January 22, 2001 to December 31, 2003 assuming the reinvestment of distributions.

Average Annual Total Return as of 12/31/031

	1 Year	Since Inception (1/22/01)

ProFund VP Technology	45.97%	(20.01)%

Dow Jones U.S. Technology Index	50.38%	(17.68)%

S&P 500 Index	26.38%	(6.22)%

1 Past performance does not guarantee future results. Total return calculations assume the reinvestment of distributions and do not reflect the effect of taxes. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and net asset value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. During the period, certain fees were reduced. If such fee reductions had not occurred, the quoted performance would be lower. Performance numbers are net of all Fund expenses but do not include any insurance, sales, or administrative charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower.

2 The Dow Jones U.S. Technology Index is a price return index and does not reflect the reinvestment of dividends, the impact of transaction costs, nor the deduction of expenses associated with a mutual fund such as investment management and accounting fees. It is not possible to invest directly in an index. The Fund’s performance does reflect the reinvestment of dividends, the impact of transaction costs and the deduction of fees and expenses.

3 1.00 equals perfect correlation.

4 The S&P 500 Index is an unmanaged index that consists of the common stocks of 500 major U.S. corporations selected for their size and the frequency and ease with which their stocks trade.

The above information is not covered by the Report of Independent Auditors.

11

PROFUNDS VP ProFund VP Technology	Schedule of Portfolio Investments December 31, 2003

Common Stocks (100.6%)

	Shares	Value

3Com Corp.*	8,140	$66,504
Adobe Systems, Inc.	5,698	223,931
Advanced Micro Devices, Inc.*	5,698	84,900
Affiliated Computer Services, Inc.—Class A*	2,442	132,991
Agere Systems, Inc.*	26,862	81,929
Altera Corp.*	6,512	147,822
Amdocs, Ltd.*	3,256	73,195
American Tower Corp.*	4,070	44,037
Amphenol Corp.—Class A*	814	52,039
Analog Devices, Inc.	6,512	297,273
Apple Computer, Inc.*	6,512	139,161
Applied Materials, Inc.*	29,304	657,875
Atmel Corp.*	8,954	53,814
Autodesk, Inc.	1,628	40,016
Avaya, Inc.*	7,326	94,798
BEA Systems, Inc.*	8,140	100,122
BMC Software, Inc.*	4,070	75,906
Broadcom Corp.—Class A*	4,884	166,496
Cadence Design Systems, Inc.*	4,884	87,814
Check Point Software Technologies, Ltd.*	4,070	68,457
CIENA Corp.*	10,582	70,264
Cisco Systems, Inc.*	116,402	2,827,405
Citrix Systems, Inc.*	3,256	69,060
Cognizant Technology Solutions Corp.*	814	37,151
Computer Associates International, Inc.	7,326	200,293
Computer Sciences Corp.*	3,256	144,013
Comverse Technology, Inc.*	3,256	57,273
Corning, Inc.*	21,978	229,231
Crown Castle International Corp.*	4,070	44,892
Cymer, Inc.*	814	37,599
Cypress Semiconductor Corp.*	1,628	34,774
Dell, Inc.*	39,072	1,326,885
Electronic Data Systems Corp.	8,140	199,756
EMC Corp.*	39,886	515,327
Emulex Corp.*	1,628	43,435
Fairchild Semiconductor International, Inc.*	1,628	40,651
Foundry Networks, Inc.*	2,442	66,813
Harris Corp.	1,628	61,783
Hewlett-Packard Co.	46,398	1,065,762
Intel Corp.	109,076	3,512,246
International Business Machines Corp.	29,304	2,715,895
International Rectifier Corp.*	1,628	80,439
Intersil Corp.—Class A	2,442	60,684
Intuit, Inc.*	3,256	172,275
JDS Uniphase Corp.*	22,792	83,191
Juniper Networks, Inc.*	7,326	136,850
KLA-Tencor Corp.*	4,884	286,544
Lam Research Corp.*	2,442	78,877
Level 3 Communications, Inc.*	10,582	60,317
Lexmark International Group, Inc.*	2,442	192,039
Linear Technology Corp.	6,512	273,960
LSI Logic Corp.*	6,512	57,761
Lucent Technologies, Inc.*	69,190	196,500
Marvell Technology Group Ltd.*	1,628	61,750
Maxim Integrated Products, Inc.	7,326	364,835
Maxtor Corp.*	4,884	54,212
Mercury Interactive Corp.*	2,442	118,779
Microchip Technology, Inc.	3,256	108,620
Micron Technology, Inc.*	9,768	131,575

Common Stocks, continued

	Shares	Value
Microsoft Corp.	175,010	$4,819,776
Motorola, Inc.	39,072	549,743
National Semiconductor Corp.*	3,256	128,319
NCR Corp.*	2,442	94,750
Network Appliance, Inc.*	7,326	150,403
Network Associates, Inc.*	3,256	48,970
Novell, Inc.*	6,512	68,506
Novellus Systems, Inc.*	4,884	205,372
NVIDIA Corp.*	3,256	75,702
Oracle Corp.*	66,748	881,074
PeopleSoft, Inc.*	5,698	129,914
Pitney Bowes, Inc.	5,698	231,453
PMC-Sierra, Inc.*	3,256	65,608
QLogic Corp.*	3,256	168,010
Qualcomm, Inc.	15,466	834,081
Rambus, Inc.*	1,628	49,980
Reynolds & Reynolds Co.	1,628	47,293
Sandisk Corp.*	1,628	99,536
Scientific-Atlanta, Inc.	2,442	66,667
Seagate Technology Common	4,070	76,923
Siebel Systems, Inc.*	9,768	135,482
Storage Technology Corp.*	2,442	62,882
Sun Microsystems, Inc.*	53,724	241,221
SunGard Data Systems, Inc.*	4,884	135,336
Sybase, Inc.*	1,628	33,504
Symantec Corp.*	5,698	197,436
Synopsys, Inc.*	3,256	109,923
Tellabs, Inc.*	6,512	54,896
Teradyne, Inc.*	3,256	82,865
Texas Instruments, Inc.	28,490	837,036
Unisys Corp.*	5,698	84,615
UTStarcom, Inc.*	1,628	60,350
VeriSign, Inc.*	4,070	66,341
Veritas Software Corp.*	7,326	272,234
WebMD Corp.*	4,884	43,907
Western Digital Corp.*	3,256	38,388
Xerox Corp.*	13,024	179,731
Xilinx, Inc.*	6,512	252,275
Yahoo!, Inc.*	12,210	551,526
Zebra Technologies Corp.*	814	54,025

TOTAL COMMON STOCKS (Cost $23,395,577)		30,794,849

U.S. Government Agency Obligations (0.4%)

	Principal Amount
Federal National Mortgage Association, 0.50%, 01/02/04	$135,000	134,998

TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS (Cost $134,998)		134,998

TOTAL INVESTMENT SECURITIES (Cost $23,530,575)—101.0%		30,929,847
Net other assets (liabilities)—(1.0)%		(299,037)

NET ASSETS—100.0%		$30,630,810

*	Non-income producing security

See accompanying notes to the financial statements.

12

PROFUNDS VP

ProFund VP Technology

Statement of Assets and Liabilities

December 31, 2003
Assets:
Investment securities, at value (cost $23,530,575)	$30,929,847
Cash	246
Dividends and interest receivable	5,613
Receivable for capital shares issued	26,512
Prepaid expenses	170

Total Assets	30,962,388

Liabilities:
Payable for capital shares redeemed	276,164
Advisory fees payable	18,859
Management services fees payable	3,772
Administration fees payable	1,123
Administrative services fees payable	8,942
Distribution fees payable	9,952
Other accrued expenses	12,766

Total Liabilities	331,578

Net Assets	$30,630,810

Net Assets consist of:
Capital	$36,196,841
Accumulated net realized gains (losses) on investments	(12,965,303)
Net unrealized appreciation (depreciation) on investments	7,399,272

Net Assets	$30,630,810

Shares of Beneficial Interest Outstanding	1,968,529

Net Asset Value (offering and redemption price per share)	$15.56

Statement of Operations

For the year ended December 31, 2003
Investment Income:
Dividends	$94,525
Interest	850

Total Investment Income	95,375

Expenses:
Advisory fees	155,594
Management services fees	31,119
Administration fees	9,819
Transfer agency and administrative service fees	93,940
Distribution fees	51,865
Custody fees	23,272
Fund accounting fees	16,592
Other fees	18,881

Total Gross Expenses before reductions	401,082
Less Expenses reduced by the Advisor	(422)

Total Net Expenses	400,660

Net Investment Income (Loss)	(305,285)

Realized and Unrealized Gains (Losses) on Investments:
Net realized gains (losses) on investment securities	(1,409,803)
Change in net unrealized appreciation/depreciation on investments	6,652,164

Net Realized and Unrealized Gains (Losses) on Investments	5,242,361

Change in Net Assets Resulting from Operations	$4,937,076

See accompanying notes to the financial statements.

13

PROFUNDS VP

ProFund VP Technology

Statements of Changes in Net Assets

	For the year ended December 31, 2003	For the year ended December 31, 2002
From Investment Activities:
Operations:
Net investment income (loss)	$(305,285)	$(216,156)
Net realized gains (losses) on investments	(1,409,803)	(8,354,759)
Change in net unrealized appreciation/depreciation on investments	6,652,164	(978,518)

Change in net assets resulting from operations	4,937,076	(9,549,433)

Capital Transactions:
Proceeds from shares issued	143,341,240	118,000,430
Cost of shares redeemed	(132,918,727)	(108,589,596)

Change in net assets resulting from capital transactions	10,422,513	9,410,834

Change in net assets	15,359,589	(138,599)
Net Assets:
Beginning of period	15,271,221	15,409,820

End of period	$30,630,810	$15,271,221

Share Transactions:
Issued	10,994,361	8,366,705
Redeemed	(10,458,167)	(7,791,673)

Change in shares	536,194	575,032

See accompanying notes to the financial statements.

14

PROFUNDS VP

ProFund VP Technology

Financial Highlights

Selected data for a share of beneficial interest outstanding throughout the periods indicated.

	For the year ended December 31, 2003		For the year ended December 31, 2002		For the period January 22, 2001(a) through December 31, 2001
Net Asset Value, Beginning of Period	$10.66		$17.97		$30.00

Investment Activities:
Net investment income (loss)	(0.20	)(b)	(0.24	)(b)	(0.34	)(b)
Net realized and unrealized gains (losses) on investments	5.10		(7.07)		(11.69)

Total income (loss) from investment activities	4.90		(7.31)		(12.03)

Net Asset Value, End of Period	$15.56		$10.66		$17.97

Total Return	45.97%		(40.68)%		(40.10	)%(c)
Ratios to Average Net Assets:
Gross expenses(d)	1.93%		2.27%		2.10%
Net expenses(d)	1.93%		1.98%		2.10%
Net investment income (loss)(d)	(1.47)%		(1.77)%		(1.91)%
Supplemental Data:
Net assets, end of period (000's)	$30,631		$15,271		$15,410
Portfolio turnover rate(e)	702%		1,208%		2,548	%(c)

(a)	Commencement of operations
(b)	Per share net investment income (loss) has been calculated using the daily average shares method.
(c)	Not annualized for periods less than one year.
(d)	Annualized for periods less than one year.
(e)	Portfolio turnover rate is calculated without regard to instruments (including options, swap agreements and futures contracts) having a maturity of less than one year.

See accompanying notes to the financial statements.

15

PROFUNDS VP

Notes to Financial Statements

December 31, 2003

1.	Organization

ProFunds (the “Trust”) is registered as an open-end investment company under the Investment Company Act of 1940 (the “1940 Act”). The Trust was organized as a Delaware business trust (now referred to as a Delaware statutory trust) on April 17, 1997, and has authorized capital of unlimited shares of beneficial interest of no par value which may be issued in more than one class or series. ProFund Advisors LLC (the “Advisor”) serves as the investment advisor for each of the ProFunds BISYS Fund Services Limited Partnership (“BISYS”), a wholly owned subsidiary of The BISYS Group, Inc., acts as the Trust’s administrator (the “Administrator”). These accompanying financial statements relate to the following portfolios of the Trust: ProFund VP Financial, ProFund VP Healthcare and ProFund VP Technology (collectively, the “ProFunds VP” and individually, a “ProFund VP”). Each ProFund VP is a “non-diversified” series of the Trust pursuant to the 1940 Act.

2.	Significant Accounting Policies

The following is a summary of significant accounting policies followed by each ProFund VP in preparation of its financial statements. These policies are in conformity with accounting principles generally accepted in the United States of America. The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. The actual results could differ from those estimates.

Security Valuation

The securities in the portfolio of a ProFund VP, except as otherwise noted, that are listed or traded on a stock exchange or the NASDAQ National Market System (“NASDAQ/NMS”), are valued at the closing price, if available, on the exchange or market where the security is principally traded. Prices are provided by a third party pricing service. With respect to securities traded on the NASDAQ/NMS, such closing price shall be the Nasdaq Official Closing Price (“NOCP”). If there have been no sales for that day on the exchange or system where the security is principally traded, then the value may be determined with reference to the last sale price, or the NOCP, if applicable, on any other exchange or system. If there have been no sales for that day on any exchange or system, a security may be valued at the mean between the closing bid and asked quotes on the exchange or system where the security is principally traded, or at the NOCP, if applicable, or at some other price that the Advisor deems appropriate. Securities regularly traded in the over-the-counter (“OTC”) markets (other than the NASDAQ/NMS) are valued on the basis of the mean between the bid and asked quotes based upon quotes furnished by primary market makers for those instruments. Short-term debt securities maturing in sixty days or less are generally valued at amortized cost, which approximates market value.

For the ProFunds VP, futures contracts and options on securities, indices and futures contracts are generally valued at their last sale price prior to the time at which the net asset value per share of a ProFund VP is determined. If there was no sale on that day, exchange-traded options will be valued at the last bid quote, options traded in the OTC market will be valued at the average of the last bid quotes as obtained from two or more dealers (unless there is only one dealer, in which case that dealer’s quote is used), and futures contracts will be valued at their last sale price prior to that time at which the ProFund VP determines its net asset value unless there was no sale on that day, in which case the value of a futures contract purchased by a ProFund VP will be valued at the last bid quote (if purchased by a ProFund VP) or the last asked quote (if sold by a ProFund VP). Valuation of certain derivatives is performed using procedures approved by the Trust’s Board of Trustees.

When the Advisor determines that the price of a security is not readily available, it may in good faith, establish a fair value for that security in accordance with procedures established by and under the general supervision and responsibility of the Trust’s Board of Trustees.

Repurchase Agreements

Under a repurchase agreement, a ProFund VP purchases a debt security and simultaneously agrees to sell the security back to the seller at a mutually agreed-upon future price and date, normally one day or a few days later. The resale price is greater than the purchase price, reflecting an agreed-upon market interest rate during the purchaser’s holding period. While the maturities of the underlying securities in repurchase transactions may be more than one year, the term of each repurchase agreement will always be less than one year. A ProFund VP will enter into repurchase agreements only with large, well-capitalized and well-established financial institutions. The creditworthiness of each of the firms which is a party to a repurchase agreement with any of the ProFunds VP.

The ProFunds VP require that the securities received as collateral in a repurchase agreement transaction be transferred to the custodian in a manner sufficient to enable the ProFund VP to obtain those securities in the event of a counterparty default. The seller, under the repurchase agreement, is required to maintain the value of the securities held at not less than the repurchase price, including accrued interest. In the event of a default or bankruptcy by a selling financial institution, a ProFund VP will seek to liquidate such collateral which could involve certain costs or delays and, to the extent that proceeds from any sale upon a default of the obligation to repurchase were less than the repurchase price, the ProFund VP could suffer a loss.

16

PROFUNDS VP

Notes to Financial Statements (continued)

December 31, 2003

Short Sales

The ProFunds VP may engage in short sales. When a ProFund VP engages in a short sale, the ProFund VP records a liability for securities sold short and records an asset equal to the proceeds received. The amount of the liability is subsequently marked to market to reflect the market value of the securities sold short. The ProFund VP may also incur dividend expense if a security that has been sold short declares a dividend. The ProFund VP maintains a segregated account of securities as collateral for outstanding short sales. The ProFund VP is exposed to market risk based on the amount, if any, that the market value of the securities sold short exceeds the proceeds received.

Short sales involve elements of market risk and exposure to loss in excess of the amounts reflected on the Statement of Assets and Liabilities. This risk is potentially unlimited, as a ProFund VP that sells a security short without hedging will be exposed to any market value increase in the security sold short.

Futures Contracts

The ProFunds VP may purchase or sell stock index futures contracts and options thereon as a substitute for a comparable market position in the underlying securities or to satisfy regulatory requirements. A futures contract generally obligates the seller to deliver (and the purchaser to take delivery of) the specified commodity on the expiration date of the contract. A stock index futures contract obligates the seller to deliver (and the purchaser to take) an amount of cash equal to a specific dollar amount multiplied by the difference between the final settlement price of a specific stock index futures contract and the price at which the agreement is made. No physical delivery of the underlying stocks in the index is made. Futures contracts may also be closed by entering into an offsetting transaction offset prior to settlement. Upon entering into a contract, the ProFund VP is required to deposit and maintain as collateral such initial margin as required by the exchange on which the transaction is effected. A portion of the initial margin is reflected on the Statement of Assets and Liabilities as segregated cash balances with brokers for futures contracts and is restricted as to its use. Pursuant to the contract, the ProFund VP agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the ProFund VP as unrealized gains or losses. The ProFund VP will realize a gain or loss upon closing of a futures transaction.

Futures contracts involve, to varying degrees, elements of market risk and exposure to loss in excess of the amount reflected in the Statement of Assets and Liabilities. The face or contract amounts reflect the extent of the total exposure each ProFund VP has in the particular classes of instruments. The primary risks associated with the use of futures contracts are imperfect correlation between movements in the price of the futures and the market value of the underlying securities and the possibility of an illiquid market for a futures contract.

Index Options and Options on Futures Contracts

The ProFunds VP may purchase and write options on stock indexes to create investment exposure consistent with their investment objectives, hedge or limit the exposure of their positions and create synthetic money market positions. A stock index fluctuates with changes in the market values of the stocks included in the index. Options on stock indexes give the holder the right to receive an amount of cash upon exercise of the option. Receipt of this cash amount will depend upon the closing level of the stock index upon which the option is based being greater than (in the case of a call) or less than (in the case of a put) the exercise price of the option. The amount of cash received, if any, will be the difference between the closing price of the index and the exercise price of the option multiplied by a specified dollar multiple. All settlements of index options transactions are in cash. Put and call options purchased are accounted for in the same manner as portfolio securities. For options on futures contracts, the cost of securities acquired through the exercise of call options is increased by the premiums paid. The proceeds from securities sold through the exercise of put options are decreased by the premiums paid. Options are valued daily and unrealized appreciation or depreciation is recorded. The ProFund VP will realize a gain or loss upon the expiration or closing of the option transaction.

Index options and options on futures contracts are subject to substantial risks. The primary risks include the risk of imperfect correlation between the option price and the value of the underlying securities composing the stock index selected and the possibility of an illiquid market for the options or the inability of counterparties to perform.

Swap Agreements

The ProFunds VP may enter into total return swap agreements for purposes of pursuing their investment objectives or as a substitute for investing directly in securities, or to manage exposure to a market or security. Swap agreements are two-party contracts for periods ranging from a day to more than one year. In a standard “swap” transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. The amount to be exchanged or “swapped” between the parties is calculated with respect to a “notional amount,” e.g., the return on or increase in value of a particular dollar amount invested in a “basket” of securities. Most swap agreements entered into by the ProFunds VP calculate the obligations of the parties to the agreement on a “net basis”. Consequently, a ProFund VP’s current obligations (or rights) under a swap agreement will generally be equal only to the net amount to be paid or received under the contract based on the

17

PROFUNDS VP

Notes to Financial Statements (continued)

December 31, 2003

relative values of such obligations (or rights) (the “net amount”). A ProFund VP’s current obligations under a swap agreement are accrued daily (offset against any amounts owing to the ProFund VP) and any accrued but unpaid net amounts owed to a swap counterparty are covered by segregated assets.

In a “long” swap agreement, the counterparty will generally agree to pay the ProFund VP the amount, if any, by which the notional amount of the swap agreement would have increased in value had it been invested in the particular instruments, plus the dividends or interest that would have been received on those instruments. The ProFund VP will agree to pay to the counterparty a floating rate of interest on the notional amount of the swap agreement plus the amount, if any, by which the notional amount would have decreased in value had it been invested in such instruments. plus, in certain instances, commissions or trading spreads on the notional amount. Therefore, the return to the ProFund VP on a long swap agreement should be the gain or loss on the notional amount plus dividends or interest on the instruments less the interest paid by the ProFund VP on the notional amount. Payments may be made at the conclusion of a swap agreement or periodically during its term. Swap agreements do not involve the delivery of securities or other underlying instruments. The net amount of the excess, if any, of a ProFund VP’s obligations over its entitlements with respect to each equity swap is accrued on a daily basis and an amount of cash or liquid assets, having an aggregate net asset value at least equal to such accrued excess is maintained in a segregated account by a ProFund VP’s custodian. Until a swap agreement is settled in cash, the gain or loss on the notional amount plus dividends on the stocks less the interest paid by the ProFund VP on the notional amount is recorded as “unrealized gains or losses on swap agreements” and when cash is exchanged, the gain or loss realized is recorded as “realized gains or losses on swap agreements”. Swap agreements are collateralized by the securities and cash of each particular ProFund VP.

The ProFunds VP may enter into swap agreements that provide the opposite return of their benchmark index or security (“short” the index or security). Their operations is similar to that of the swaps disclosed above except that the counterparty pays interest to the ProFund on the notional amount outstanding and that dividends or interest on the underlying instruments of the index reduce the value of the swap plus, in certain instances, the ProFund VP will agree to pay to the counterparty commissions or trading spreads on the notional amount. These amounts are netted with any unrealized appreciation or depreciation to determine the value of the swap.

Swap agreements involve, to varying degrees, elements of market risk and exposure to loss in excess of the amount reflected in the Statement of Assets and Liabilities. The notional amounts reflect the extent of the total investment exposure each ProFund VP has in under the swap agreement. The primary risks associated with the use of swap agreements are imperfect correlation between movements in the notional amount and the price of the underlying instruments and the inability of counterparties to perform. A ProFund VP bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty.

Securities Transactions and Related Income

Securities transactions are accounted for on the date the security is purchased or sold (trade date). Interest income is recognized on the accrual basis and includes, where applicable, the amortization of premium or discount. Dividend income is recorded on the ex-dividend date. Gains or losses realized on sales of securities are determined by comparing the identified cost of the security lot sold with the net sales proceeds.

Expenses

Expenses directly attributable to a ProFund VP are charged to the ProFund VP, while expenses which are attributable to more than one ProFund are allocated among the respective ProFunds based upon relative net assets or another appropriate basis.

Distributions to Shareholders

Each of the ProFunds VP intends to declare and distribute net investment income at least annually. The amount of distributions from net investment income and net realized gains are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles. These “book/tax” differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences do not require a reclassification.

Federal Income Taxes

Each of the ProFunds VP intends to qualify each year as a regulated investment company (a “RIC”) under Subchapter M of the Internal Revenue Code of 1986, as amended. A RIC generally is not subject to federal income tax on income and gains distributed in a timely manner to its shareholders. The ProFunds VP intend to make timely distributions in order to avoid tax liability.

3.	Fees and Transactions with Affiliates and other Service Providers

The ProFunds VP have entered into an Investment Advisory Agreement with the Advisor. Under this agreement, the ProFunds VP each pay the Advisor a fee at an annualized rate, based on the average daily net assets of each respective ProFund VP of 0.75%.

18

PROFUNDS VP

Notes to Financial Statements (continued)

December 31, 2003

For its services as Administrator, the Trust paid BISYS an annual fee based on the following schedule of average net assets: 0.05% of average net assets from $0 to $2 billion, 0.04% on the next $3 billion of average net assets, 0.03% on the next $5 billion of average net assets, and 0.02% of average net assets over $10 billion. BISYS Fund Services, Inc., also an affiliate of BISYS, acts as transfer agent and fund accounting agent for the ProFunds VP for which it receives additional fees.

ProFund Advisors LLC, pursuant to a separate Management Services Agreement, performs certain client support services and other administrative services on behalf of the ProFunds VP. For these services, each ProFund VP pays the Advisor a fee at the annual rate of 0.15% of its average daily net assets.

Under a distribution plan adopted by the Board of Trustees, each ProFund VP may pay financial intermediaries an annual fee of up to 0.25% of its average daily net assets as reimbursement or compensation for providing or procuring a variety of services relating to the promotion, sale and servicing of shares of the ProFund VP.

The Trust, on behalf of the ProFunds VP, has entered into administrative services agreements with insurance companies pursuant to which the insurance companies will provide administrative services with respect to the ProFunds VP. For these services, the Trust may pay the insurance companies administrative services fees.

Certain Officers and a Trustee of the Trust are affiliated with the Advisor or the Administrator. Such Officers and Trustee receive no compensation from the ProFunds VP for serving in their respective roles. Each of the two Non-Interested Trustee were compensated $10,500 ($21,000 total) in meeting and retainer fees during the year ended December 31, 2003.

The Advisor has contractually agreed to waive advisory and management services fees, and if necessary, reimburse certain other expenses of each ProFund VP for the year ending December 31, 2003 in order to limit the annual operating expenses to an annualized rate of 1.98% of the average daily net assets of each ProFund VP.

The Advisor may recoup the advisory and management services fees waived or limited and other expenses reimbursed by it within three years from the fiscal year in which they were taken. Such repayments shall be made monthly, but only to the extent that such repayments would not cause annualized operating expenses of the ProFund VP to exceed any expense limitation in place at that time. The Advisor voluntarily waived additional fees during the year ended December 31, 2003. As of December 31, 2003, the reimbursement that may potentially be made by the ProFunds VP are as follows:

	Expires 2005	Expires 2006
ProFund VP Financial	$37,969	$14,901
ProFund VP Healthcare	35,804	12,012
ProFund VP Technology	34,449	—

4.	Securities Transactions

The cost of security purchases and the proceeds from the sale of securities (excluding securities maturing less than one year from acquisition) during the year ended December 31, 2003 were as follows:

	Purchases	Sales
ProFund VP Financial	$113,465,581	$108,740,233
ProFund VP Healthcare	178,682,983	169,361,615
ProFund VP Technology	148,802,988	137,389,833

5.	Concentration Risk

Each Sector ProFund VP may maintain exposure to issuers conducting business in a specific market sector. These ProFunds VP are subject to the risk that those issuers (or that market sector or industry) will perform poorly, and the ProFunds VP will be negatively impacted by that poor performance.

6.	Federal Income Tax Information

As of the latest tax year end of December 31, 2003, the following ProFunds VP had net capital loss carryforwards to offset future net capital gains, if any, to the extent provided by the Treasury regulations. To the extent that these carryovers are used to offset future capital gains, it is probable that the gains so offset will not be distributed to shareholders:

Expires 2011
ProFund VP Healthcare	$1,381,236

19

PROFUNDS VP

Notes to Financial Statements (continued)

December 31, 2003

As of the latest tax year end of December 31, 2003, the following ProFunds VP had additional net capital loss carryforwards, subject to certain limitations on availability, to offset future net capital gains, if any, as the successor of a merger. To the extent that these carryovers are used to offset future capital gains, it is probable that the gains so offset will not be distributed to shareholders:

	Expires 2009	Expires 2010	Expires 2011	Total
ProFund VP Financial	$58,139	$3,181,447	$900,139	$4,139,725
ProFund VP Healthcare	892,521	4,292,207	$680,216	5,864,944
ProFund VP Technology	1,358,736	2,609,011	$186,109	4,153,856

The tax characteristics of dividends paid to shareholders during the fiscal year ended December 31, 2003, were as follows:

	Distributions paid from

	Ordinary Income	Total Distributions Paid
ProFund VP Financial	$28,561	$28,561

As of December 31, 2003, the components of accumulated earnings (deficit) on a tax basis were as follows:

	Undistributed Ordinary Income	Undistributed Long Term Capital Gains	Accumulated Capital and Other Losses	Unrealized Appreciation (Depreciation)	Total Accumulated Earnings (Deficit)
ProFund VP Financial	$80,498	$—	$(4,139,725)	$1,575,725	$(2,483,502)
ProFund VP Healthcare	—	—	(7,246,180)	987,125	(6,259,055)
ProFund VP Technology	139,045	199,486	(4,153,856)	(1,750,706)	(5,566,031)

As of December 31, 2003, the cost of securities for federal income tax purposes, the aggregate gross unrealized appreciation for all securities for which there was an excess of value over tax cost and the aggregate gross unrealized depreciation for all securities for which there was an excess of tax cost over value were as follows:

	Tax Cost	Tax Unrealized Appreciation	Tax Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
ProFund VP Financial	$19,563,861	$1,580,590	$(4,865)	$1,575,725
ProFund VP Healthcare	24,351,883	1,006,238	(19,113)	987,125
ProFund VP Technology	32,680,555	—	(1,750,706)	(1,750,706)

20

Report of Independent Auditors

To the Board of Trustees and Shareholders of ProFunds

In our opinion, the accompanying statements of assets and liabilities, including the schedules of portfolio investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of ProFund VP Financial, ProFund VP Healthcare and ProFund VP Technology (separate Funds of ProFunds, hereafter referred to as the “Funds”) at December 31, 2003, the results of each of their operations for the year then ended, the changes in their net assets and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2003 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

February 17, 2004

Columbus, Ohio

21

Trustees and Officers of ProFunds

Name, Address and Birth Date	Position(s) Held with the Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Non-Interested Trustees
Russell S. Reynolds, III c/o ProFunds 7501 Wisconsin Avenue, Suite 1000 Bethesda, MD 20814 Birth Date: 7/21/57	Trustee	Indefinite: 10/97 to present	Directorship Search Group, Inc. (Executive Recruitment): Managing Director [March 1993 to present]	77	Directorship Search Group, Inc.

Michael C. Wachs c/o ProFunds 7501 Wisconsin Avenue, Suite 1000 Bethesda, MD 20814 Birth Date: 10/21/61	Trustee	Indefinite: 10/97 to present	AMC Delancey Group, Inc. (Real Estate Development): Vice President [January 2001 to present]; Delancey Investment Group, Inc. (Real Estate Development): Vice President [May 1996 to December 2000]	77	AMC Delancey Group, Inc.
Interested Trustee
Michael L. Sapir* 7501 Wisconsin Avenue, Suite 1000 Bethesda, MD 20814 Birth Date: 5/19/58	Trustee	Indefinite: 4/97 to present	Chairman and Chief Executive Officer of the Advisor [May 1997 to present]	77	None

*	Mr. Sapir may be deemed to be an “interested person,” as defined by the 1940 Act, because of his employment with the Advisor.

Name, Address and Birth Date	Position(s) Held with the Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years
Executive Officers
Michael L. Sapir 7501 Wisconsin Avenue, Suite 1000 Bethesda, MD 20814 Birth Date: 5/19/58	Chairman	Indefinite: 4/97 to present	Chairman and Chief Executive Officer of the Advisor [May 1997 to present]

Louis M. Mayberg 7501 Wisconsin Avenue, Suite 1000 Bethesda, MD 20814 Birth Date: 8/9/62	President	Indefinite: 2/03 to present	President of the Advisor [May 1997 to present]

Marc R. Bryant 7501 Wisconsin Avenue, Suite 1000 Bethesda, MD 20814 Birth Date: 2/8/66	Secretary	Indefinite: 2/03 to present	Vice President and Chief Legal Counsel of the Advisor [July 2001 to present]; GE Investment Management Inc; Vice President and Associate General Counsel [April 1998 to June 2001]; Kirkpatrick & Lockhart LLP; Attorney [Prior to April 1998]

22

Trustees and Officers of ProFunds (continued)

Name, Address and Birth Date	Position(s) Held with the Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years

Troy A. Sheets 3435 Stelzer Road Columbus, OH 43219 Birth Date: 5/29/71	Treasurer	Indefinite: 6/02 to present	BISYS Fund Services: Vice President of Financial Services [April 2002 to present]; KPMG LLP: Senior Manager [August 1993 to March 2002]

John Danko 3435 Stelzer Road Columbus, OH 43219 Birth Date: 4/17/67	Vice President	Indefinite: 8/99 to present	BISYS Fund Services: Director of Client Services [February 1997 to present]

The Fund’s Statement of Additional Information includes additional information about the Fund’s Trustees and Officers. To receive your free copy of the Statement of Additional Information, call toll-free 1-888-776-3637.

23

ProFundsTM

This report is submitted for the general information of the shareholders of the ProFunds VP. It is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

INNOVATIONS IN INDEXING®

“Dow Jones,” “Dow Jones Industrial AverageTM,” and the name of each Dow Jones sector index are trademarks of Dow Jones & Company, Inc. and have been licensed for use for certain purposes by ProFunds VP. ProFunds VP are not sponsored, endorsed, sold or promoted by these organizations and the organizations make no representations regarding the advisability of investing in ProFunds VP.

12/03

ULTRA PROFUNDS VP

UltraBull

UltraMid-Cap

UltraSmall-Cap

UltraOTC

INVERSE PROFUNDS VP

Bear

Short Small-Cap

Short OTC

SECTOR PROFUNDS VP

Basic Materials

Consumer Cyclical

Consumer Non-Cyclical

Energy

Financial

Healthcare

Industrial

Pharmaceuticals

Precious Metals

Real Estate

Technology

Telecommunications

BOND BENCHMARKED

PROFUNDS VP

U.S. Government Plus

Rising Rates Opportunity

MONEY MARKET PROFUND VP

>	Annual Report

December 31, 2003

>  Table of Contents

i	MESSAGE FROM THE CHAIRMAN
ii	MANAGEMENT DISCUSSION OF FUND PERFORMANCE

SCHEDULES OF PORTFOLIO INVESTMENTS AND FINANCIAL STATEMENTS

1	ProFund VP UltraBull

11	ProFund VP UltraMid-Cap

20	ProFund VP UltraSmall-Cap

32	ProFund VP UltraOTC

38	ProFund VP Bear

43	ProFund VP Short Small-Cap

48	ProFund VP Short OTC

53	ProFund VP Basic Materials

58	ProFund VP Consumer Cyclical

63	ProFund VP Consumer Non-Cyclical

68	ProFund VP Energy

73	ProFund VP Financial

78	ProFund VP Healthcare

83	ProFund VP Industrial

88	ProFund VP Pharmaceuticals

93	ProFund VP Precious Metals

98	ProFund VP Real Estate

103	ProFund VP Technology

108	ProFund VP Telecommunications

113	ProFund VP U.S. Government Plus

118	ProFund VP Rising Rates Opportunity

123	ProFund VP Money Market

128	NOTES TO FINANCIAL STATEMENTS

136	REPORT OF INDEPENDENT AUDITORS

137	TRUSTEES AND OFFICERS OF PROFUNDS

Message from the Chairman

2003: Year of Contrasts, Recovery and Growth

Dear Shareholders:

I am pleased to present the Annual Report to Shareholders of ProFunds VP for the 12 months ended December 31, 2003.

The year was marked by contrasts. On one hand, geopolitical tensions epitomized by the second Gulf War as well as a perception of high unemployment lent an air of uncertainty to the U.S. economy. On the other hand, during the second half of the year we witnessed a resurgence of economic growth.

Many believe the expansion in the economy was spurred by historically low short-term interest rates and stimulative tax and spending polices. Others suggest the turnaround was just the business cycle curving up after several years of a downward trend.

In either case, virtually no one denied that the force of the economic recovery was powerful.

Along with economic growth—or at least, in anticipation of it—came significantly higher stock prices as the year progressed. For the year, the S&P 500 and the NASDAQ-100 rose 26.38% and 49.12%, respectively. As markets rose, mutual fund investors shifted from a defensive posture to one of greater interest in equity funds.

ProFunds, saw significant growth during 2003. We began the year as a $3.0 billion mutual fund complex and ended it with $5.4 billion in assets under management —an increase of 79%.

Michael L. Sapir—Chairman

That growth can be attributed to a variety of factors —not least among them the flexibility ProFunds afford investors to respond to changing market and economic conditions.

In the pages that follow, you’ll find a detailed discussion of ProFunds’ performance for 2003. We urge you to read this material closely.

We deeply appreciate and are honored by the confidence you have expressed in ProFunds. Be assured that we do not take your trust for granted.

Sincerely,

Michael L. Sapir

Chairman

The above information is not a part of the Annual Report.

i

PROFUNDS VP

Management Discussion of Fund Performance

Investment Strategies and Techniques:

ProFund Advisors uses a mathematical approach in seeking to achieve the investment objective of each ProFund VP1. Using this approach, ProFund Advisors (PFA) determines the type, quantity and mix of investment positions that a ProFund VP should hold to approximate the performance of its benchmark.2

ProFund Advisors does not invest the assets of the ProFunds VP in securities or financial instruments based on its view of the investment merit of a particular security, instrument, or company, nor does it conduct conventional stock research or analysis, or forecast stock market movement or trends. Each ProFund VP seeks to remain fully invested at all times in securities or financial instruments that provide exposure to its benchmark without regard to market conditions, trends or direction.

The ProFunds VP do not seek to provide correlation with their benchmarks over a period of time other than daily because mathematical compounding prevents the ProFunds VP from achieving such results.

Factors that materially affected the performance of each ProFunds VP during 20033:

The major factors that influenced the performance of the ProFunds VP included the cumulative effect of the daily performance of each ProFund VP’s benchmark, the amount of leverage, if any, employed by a ProFund VP, and whether the ProFund VP is designed to have direct or inverse correlation to an index or security. Other factors that affected the performance of the ProFunds VP include, but are not limited to, dividends, fees, expenses, transaction costs, and interest rates.

•	Benchmark Performance: The performance of the index or security underlying each ProFund VP’s benchmark is the principal driving factor of performance. An index is a statistical composite that tracks a specified financial market or sector. Unlike the ProFunds VP, indices do not actually hold a portfolio of securities and/or financial instruments, and therefore do not incur fees, expenses, and transaction costs incurred by the ProFunds VP. Fees, expenses, and transaction costs negatively impact the performance of the ProFunds VP. Please refer to the fund specific pages that follow for a discussion of factors materially affecting the index or security underlying each ProFund VP’s benchmark, as well as for each ProFund VP’s performance. Performance for each ProFund VP will differ from the underlying index performance.
•	Leverage and Correlation: Each of the ProFunds VP is benchmarked to a positive or negative multiple of an index’s or a security’s daily return. The performance of ProFunds VP that have a daily investment objective that is greater than 100% of the daily performance of an index or security (U.S. Government Plus, UltraBull, UltraMid-Cap, UltraSmall-Cap and UltraOTC) was impacted proportionally more by the daily performance of the index or security and by the factors affecting that index or security. ProFunds VP that are designed to have an inverse (negative) daily correlation to the index or security (Rising Rates Opportunity, Bear, Short Small-Cap and Short OTC) were inversely affected by the daily performance of the underlying index or security and the factors affecting that index or security on a daily basis. ProFund VP Rising Rates Opportunity is also leveraged. The inverse effect discussed above is amplified.

General Factors Effecting Benchmark and Fund Performance:

In 2003, the S&P 500 Index rose 26.4%. Global equity markets also posted strong gains, with the DJ World ex-US index rising 38.6% in US dollar terms.

We believe that the major factors affecting the domestic equity markets generally included a rebounding U.S. economy, a continued low interest rate environment, a low inflation environment and some easing of geopolitical tensions. Investor confidence in the improving economy also seemed to outweigh the cumulative effect of corporate scandals.

By many measures the U.S. economy was healthier in 2003 than the year earlier. The Gross Domestic Product grew at an 8.2% annualized rate in the third quarter, following more subdued growth rates in the first and second quarters of the year. Tax cuts led to greater consumer spending while aggregate measures of U.S. corporate profits finished 2003 with strong double digit growth rates. On a less positive note, the widening U.S. government deficit raised the specter of higher interest rates in the future.

In 2003, the Fed decreased the Fed Funds rate to 1.0%, a 45-year low. Generally low real (inflation-adjusted), interest rates allowed homeowners and corporations to further reduce their costs of borrowing. During much of the year, the Federal Reserve expressed a greater concern regarding potential deflation, or a decline in overall price levels, than regarding potential inflation.

Geopolitical issues were front and center again in 2003. The fall of Saddam Hussein’s regime in March and the formal resolution of the war with Iraq helped propel equity markets higher, despite mounting concerns about continuing casualties in the region.

Factors more specific to the performance of each Benchmark and each ProFund VP are discussed in the pages that follow.

[1]	Other than ProFund VP Money Market
[2]	A benchmark can be any objective standard of investment performance that a mutual fund uses to measure its return, such as a multiple of the return of a stock index. For example, ProFund VP UltraOTC has a benchmark of 200% the daily return of the NASDAQ-100 Index®.
[3]	Past performance is no guarantee of future results.

ii

ProFund VP UltraBull

The ProFund VP UltraBull seeks daily investment results, before fees and expenses, that correspond to twice the daily performance of the S&P 500® Index. Prior to May 1, 2003, ProFund VP UltraBull was named “ProFund VP Bull Plus” and sought daily investment results, before fees and expenses, which corresponded to 150% of the daily performance of the S&P 500 Index. For the year ended December 31, 2003, the Fund had a total return of 52.93%1, compared to a return of 26.38%2 for the Index. For the year, the Fund achieved an average daily statistical correlation of over 0.99 to its daily investment objective.3

The Fund applies a mathematical approach to investing. In doing so it takes positions in securities and/or financial instruments that, in combination, should have similar daily return characteristics as twice that of the Index. The S&P 500 Index is a measure of large-cap U.S. stock market performance. It is a capitalization weighted index of 500 U.S. operating companies and REITS selected by an S&P committee through a non-mechanical process that factors criteria such as liquidity, price, market capitalization, financial viability, and public float. Reconstitution occurs both on a quarterly and on an ongoing basis.

The performance of the S&P 500 Index (and thus the Fund) was driven largely by systemic factors affecting the U.S. equity markets. Improving corporate profit projections and expectations that the interest rate environment would remain low supported higher equity valuations. Investor confidence in the improving economy seemed to outweigh any concerns over corporate scandals. Of the ten highest weighted constituents of the Index at the beginning of the year, the top performers in terms of stock price return were Citigroup (+37.94%), General Electric (+27.23%), and IBM (+19.59%), while the poorest performers were Merck (-13.77%), Johnson & Johnson (-3.82%), and WalMart (+5.03%.) Since this Fund has a daily investment objective that is greater than 100% of the daily performance of the benchmark index, it was impacted proportionally more by the daily performance of the benchmark index and by the factors affecting the index.

Value of a $10,000 Investment*

* The line graph represents historical performance of a hypothetical investment of $10,000 in the ProFund VP UltraBull from January 22, 2001 to December 31, 2003 assuming the reinvestment of distributions. The historical performance information presented reflects performance during a period (prior to May 1, 2003) when the ProFund VP UltraBull sought daily investment results, before fees and expenses, that corresponded to 150% of the daily performance of the S&P 500 Index.

Average Annual Total Return as of 12/31/031

	1 Year	Since Inception (1/22/01)

ProFund VP UltraBull	52.93%	(9.75)%

S&P 500 Index	26.38%	(6.22)%

1 Past performance does not guarantee future results. Total return calculations assume the reinvestment of distributions and do not reflect the effect of taxes. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and net asset value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. During the period, certain fees were reduced. If such fee reductions had not occurred, the quoted performance would be lower. Performance numbers are net of all Fund expenses but do not include any insurance, sales, or administrative charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower. The historical performance information presented reflects performance during a period (prior to May 1, 2003) when the ProFund VP UltraBull sought daily investment results, before fees and expenses, that corresponded to 150% of the daily performance of the S&P 500 Index.

2 The S&P 500 Index is a price return index and does not reflect the reinvestment of dividends, the impact of transaction costs, nor the deduction of expenses associated with a mutual fund such as investment management and accounting fees. It is not possible to invest directly in an index. The Fund’s performance does reflect the reinvestment of dividends, the impact of transaction costs and the deduction of fees and expenses.

3 1.00 equals perfect correlation.

The above information is not covered by the Report of Independent Auditors.

1

PROFUNDS VP ProFund VP UltraBull	Schedule of Portfolio Investments December 31, 2003

Common Stocks (86.0%)

	Shares	Value

3M Co.	4,500	$382,634
Abbott Laboratories	9,000	419,400
ACE, Ltd.	1,590	65,858
ADC Telecommunications, Inc.*	4,620	13,721
Adobe Systems, Inc.	1,350	53,055
Advanced Micro Devices, Inc.*	2,010	29,949
AES Corp.*	3,570	33,701
Aetna, Inc.	870	58,795
AFLAC, Inc.	2,940	106,369
Agilent Technologies, Inc.*	2,730	79,825
Air Products & Chemicals, Inc.	1,320	69,736
Alberto-Culver Co.—Class B	330	20,816
Albertson’s, Inc.	2,100	47,565
Alcoa, Inc.	4,980	189,240
Allegheny Energy, Inc.*	720	9,187
Allegheny Technologies, Inc.	450	5,949
Allergan, Inc.	750	57,608
Allied Waste Industries, Inc.*	1,200	16,656
Allstate Corp.	4,050	174,231
Alltel Corp.	1,800	83,844
Altera Corp.*	2,190	49,713
Altria Group, Inc.	11,670	635,082
Ambac Financial Group, Inc.	600	41,634
Amerada Hess Corp.	510	27,117
Ameren Corp.	930	42,780
American Electric Power, Inc.	2,280	69,563
American Express Co.	7,410	357,384
American Greetings Corp.—Class A*	390	8,529
American International Group, Inc.	15,000	994,201
American Power Conversion Corp.	1,140	27,873
American Standard Cos.*	420	42,294
AmerisourceBergen Corp.	630	35,375
Amgen, Inc.*	7,410	457,937
AmSouth Bancorp	2,010	49,245
Anadarko Petroleum Corp.	1,440	73,454
Analog Devices, Inc.	2,100	95,864
Andrew Corp.*	870	10,014
Anheuser-Busch Companies, Inc.	4,680	246,542
Anthem, Inc.*	810	60,750
AON Corp.	1,800	43,092
Apache Corp.	930	75,423
Apartment Investment & Management Co.—Class A	540	18,630
Apollo Group, Inc.—Class A*	1,020	69,360
Apple Computer, Inc.*	2,070	44,236
Applera Corp.—Applied Biosystems Group	1,200	24,852
Applied Materials, Inc.*	9,570	214,846
Applied Micro Circuits Corp.*	1,770	10,585
Archer-Daniels-Midland Co.	3,720	56,618
Ashland, Inc.	390	17,183
AT&T Corp.	4,530	91,959
AT&T Wireless Services, Inc.*	15,600	124,644
Autodesk, Inc.	630	15,485
Automatic Data Processing, Inc.	3,420	135,466
AutoNation, Inc.*	1,590	29,208
AutoZone, Inc.*	510	43,457
Avaya, Inc.*	2,400	31,056
Avery Dennison Corp.	630	35,293
Avon Products, Inc.	1,350	91,112

Common Stocks, continued

	Shares	Value

Baker Hughes, Inc.	1,920	$61,747
Ball Corp.	330	19,658
Bank of America Corp.	8,550	687,676
Bank of New York Company, Inc.	4,440	147,053
Bank One Corp.	6,420	292,688
Bard (C.R.), Inc.	300	24,375
Bausch & Lomb, Inc.	300	15,570
Baxter International, Inc.	3,510	107,125
BB&T Corp.	3,150	121,716
Bear Stearns Cos., Inc.	570	45,572
Becton, Dickinson & Co.	1,470	60,476
Bed Bath & Beyond, Inc.*	1,710	74,129
BellSouth Corp.	10,620	300,546
Bemis Company, Inc.	300	15,000
Best Buy Co., Inc.	1,860	97,166
Big Lots, Inc.*	660	9,379
Biogen Idec, Inc.*	1,895	69,698
Biomet, Inc.	1,470	53,523
BJ Services Co.*	900	32,310
Black & Decker Corp.	450	22,194
Block H & R, Inc.	1,020	56,477
BMC Software, Inc.*	1,290	24,059
Boeing Co.	4,830	203,536
Boise Cascade Corp.	510	16,759
Boston Scientific Corp.*	4,710	173,140
Bristol-Myers Squibb Co.	11,160	319,176
Broadcom Corp.—Class A*	1,740	59,317
Brown-Forman Corp.	360	33,642
Brunswick Corp.	540	17,188
Burlington Northern Santa Fe Corp.	2,130	68,906
Burlington Resources, Inc.	1,140	63,133
Calpine Corp.*	2,370	11,400
Campbell Soup Co.	2,370	63,516
Capital One Financial Corp.	1,320	80,903
Cardinal Health, Inc.	2,490	152,288
Carnival Corp.	3,630	144,220
Caterpillar, Inc.	2,010	166,870
Cendant Corp.	5,820	129,610
CenterPoint Energy, Inc.	1,770	17,151
Centex Corp.	360	38,755
CenturyTel, Inc.	840	27,401
Charter One Financial, Inc.	1,290	44,570
ChevronTexaco Corp.	6,150	531,299
Chiron Corp.*	1,080	61,549
Chubb Corp.	1,080	73,548
CIENA Corp.*	2,730	18,127
CIGNA Corp.	810	46,575
Cincinnati Financial Corp.	930	38,948
Cinergy Corp.	1,020	39,586
Cintas Corp.	990	49,629
Circuit City Stores, Inc.	1,200	12,156
Cisco Systems, Inc.*	39,690	964,069
Citigroup, Inc.	29,670	1,440,181
Citizens Communications Co.*	1,650	20,493
Citrix Systems, Inc.*	930	19,725
Clear Channel Communications, Inc.	3,540	165,778
Clorox Co.	1,200	58,272
CMS Energy Corp.*	930	7,924
Coca-Cola Co.	14,100	715,576
Coca-Cola Enterprises, Inc.	2,610	57,081

See accompanying notes to the financial statements.

2

PROFUNDS VP ProFund VP UltraBull	Schedule of Portfolio Investments December 31, 2003

Common Stocks, continued

	Shares	Value

Colgate-Palmolive Co.	3,090	$154,655
Comcast Corp.—Special Class A*	12,930	425,009
Comerica, Inc.	1,020	57,181
Computer Associates International, Inc.	3,330	91,042
Computer Sciences Corp.*	1,080	47,768
Compuware Corp.*	2,220	13,409
Comverse Technology, Inc.*	1,110	19,525
ConAgra Foods, Inc.	3,090	81,545
Concord EFS, Inc.*	2,670	39,623
ConocoPhillips	3,900	255,723
Consolidated Edison, Inc.	1,290	55,483
Constellation Energy Group, Inc.	960	37,594
Convergys Corp.*	810	14,143
Cooper Industries, Ltd.—Class A	540	31,282
Cooper Tire & Rubber Co.	420	8,980
Coors (Adolph) Co.—Class B	210	11,781
Corning, Inc.*	7,650	79,790
Costco Wholesale Corp.*	2,640	98,155
Countrywide Credit Industries, Inc.	1,070	81,160
Crane Co.	330	10,144
CSX Corp.	1,230	44,206
Cummins, Inc.	240	11,746
CVS Corp.	2,280	82,354
Dana Corp.	840	15,414
Danaher Corp.	870	79,823
Darden Restaurants, Inc.	960	20,198
Deere & Co.	1,380	89,768
Dell, Inc.*	14,730	500,231
Delphi Automotive Systems Corp.	3,210	32,774
Delta Air Lines, Inc.	720	8,503
Deluxe Corp.	300	12,399
Devon Energy Corp.	1,350	77,301
Dillard’s, Inc.—Class A	480	7,901
Dollar General Corp.	1,950	40,931
Dominion Resources, Inc.	1,860	118,724
Donnelley (R.R.) & Sons Co.	660	19,899
Dover Corp.	1,170	46,508
Dow Chemical Co.	5,280	219,489
Dow Jones & Company, Inc.	480	23,928
DTE Energy Co.	960	37,824
Du Pont (E.I.) de Nemours	5,730	262,949
Duke Energy Corp.	5,220	106,749
Dynegy, Inc.—Class A*	2,160	9,245
Eastman Chemical Co.	450	17,789
Eastman Kodak Co.	1,650	42,356
Eaton Corp.	450	48,591
eBay, Inc.*	3,720	240,274
Ecolab, Inc.	1,470	40,234
Edison International*	1,860	40,790
El Paso Corp.	3,510	28,747
Electronic Arts, Inc.*	1,710	81,704
Electronic Data Systems Corp.	2,760	67,730
Eli Lilly & Co.	6,450	453,629
EMC Corp.*	13,830	178,684
Emerson Electric Co.	2,430	157,343
Engelhard Corp.	720	21,564
Entergy Corp.	1,320	75,412
EOG Resources, Inc.	660	30,472
Equifax, Inc.	810	19,845
Equity Office Properties Trust	2,310	66,182

Common Stocks, continued

	Shares	Value

Equity Residential Properties Trust	1,590	$46,921
Exelon Corp.	1,890	125,420
Express Scripts, Inc.—Class A*	450	29,894
Exxon Mobil Corp.	38,010	1,558,410
Family Dollar Stores, Inc.	990	35,521
Fannie Mae	5,580	418,835
Federated Department Stores, Inc.	1,050	49,487
Federated Investors, Inc.—Class B	630	18,497
FedEx Corp.	1,710	115,424
Fifth Third Bancorp	3,270	193,257
First Data Corp.	4,200	172,578
First Tennessee National Corp.	720	31,752
FirstEnergy Corp.	1,890	66,528
Fiserv, Inc.*	1,110	43,856
Fleet Boston Financial Corp.	6,060	264,519
Fluor Corp.	480	19,027
Ford Motor Co.	10,530	168,480
Forest Laboratories, Inc.*	2,100	129,780
Fortune Brands, Inc.	840	60,052
FPL Group, Inc.	1,050	68,691
Franklin Resources, Inc.	1,440	74,966
Freddie Mac	3,990	232,697
Freeport-McMoRan Copper & Gold, Inc.—Class B	990	41,709
Gannett Co., Inc.	1,560	139,090
Gap, Inc.	5,160	119,764
Gateway, Inc.*	1,860	8,556
General Dynamics Corp.	1,140	103,045
General Electric Co.	57,720	1,788,165
General Mills, Inc.	2,160	97,848
General Motors Corp.	3,210	171,414
Genuine Parts Co.	990	32,868
Genzyme Corp.—General Division*	1,290	63,649
Georgia Pacific Corp.	1,470	45,085
Gillette Co.	5,820	213,769
Golden West Financial Corp.	870	89,775
Goodrich Corp.	690	20,486
Goodyear Tire & Rubber Co.*	1,020	8,017
Grainger (W.W.), Inc.	510	24,169
Great Lakes Chemical Corp.	300	8,157
Guidant Corp.	1,740	104,748
Halliburton Co.	2,520	65,520
Harley-Davidson, Inc.	1,740	82,702
Harrah’s Entertainment, Inc.	630	31,355
Hartford Financial Services Group, Inc.	1,620	95,629
Hasbro, Inc.	990	21,067
HCA, Inc.	2,850	122,435
Health Management Associates, Inc.—Class A	1,380	33,120
Heinz (H.J.) Co.	2,010	73,224
Hercules, Inc.*	630	7,686
Hershey Foods Corp.	750	57,743
Hewlett-Packard Co.	17,520	402,434
Hilton Hotels Corp.	2,190	37,515
Home Depot, Inc.	13,080	464,209
Honeywell International, Inc.	4,950	165,479
Humana, Inc.*	930	21,251
Huntington Bancshares, Inc.	1,320	29,700
Illinois Tool Works, Inc.	1,770	148,521
IMS Health, Inc.	1,380	34,307

See accompanying notes to the financial statements.

3

PROFUNDS VP ProFund VP UltraBull	Schedule of Portfolio Investments December 31, 2003

Common Stocks, continued

	Shares	Value

Ingersoll-Rand Co.—Class A	990	$67,201
Intel Corp.	37,560	1,209,431
International Business Machines Corp.	9,900	917,532
International Flavors & Fragrances, Inc.	540	18,857
International Game Technology	1,980	70,686
International Paper Co.	2,760	118,983
Interpublic Group of Companies, Inc.*	2,370	36,972
Intuit, Inc.*	1,140	60,317
ITT Industries, Inc.	540	40,073
J.P. Morgan Chase & Co.	11,730	430,842
Jabil Circuit, Inc.*	1,140	32,262
Janus Capital Group, Inc.	1,380	22,646
JDS Uniphase Corp.*	8,250	30,113
Jefferson-Pilot Corp.	810	41,027
John Hancock Financial Services, Inc.	1,650	61,875
Johnson & Johnson	17,070	881,835
Johnson Controls, Inc.	510	59,221
Jones Apparel Group, Inc.	720	25,366
KB Home	270	19,580
Kellogg Co.	2,340	89,107
Kerr-McGee Corp.	570	26,499
KeyCorp	2,400	70,368
KeySpan Corp.	900	33,120
Kimberly-Clark Corp.	2,910	171,952
Kinder Morgan, Inc.	720	42,552
King Pharmaceuticals, Inc.*	1,380	21,059
KLA-Tencor Corp.*	1,110	65,124
Knight Ridder, Inc.	450	34,817
Kohls Corp.*	1,950	87,633
Kroger Co.*	4,290	79,408
Leggett & Platt, Inc.	1,110	24,009
Lexmark International Group, Inc.*	750	58,980
Limited, Inc.	2,970	53,549
Lincoln National Corp.	1,020	41,177
Linear Technology Corp.	1,800	75,726
Liz Claiborne, Inc.	630	22,340
Lockheed Martin Corp.	2,580	132,612
Loews Corp.	1,080	53,406
Louisiana-Pacific Corp.*	600	10,728
Lowe’s Cos., Inc.	4,530	250,917
LSI Logic Corp.*	2,190	19,425
Lucent Technologies, Inc.*	24,120	68,501
Manor Care, Inc.	510	17,631
Marathon Oil Corp.	1,770	58,569
Marriott International, Inc.—Class A	1,320	60,984
Marsh & McLennan Companies, Inc.	3,060	146,543
Marshall & Ilsley Corp.	1,290	49,343
Masco Corp.	2,670	73,185
Mattel, Inc.	2,460	47,404
Maxim Integrated Products, Inc.	1,890	94,122
May Department Stores Co.	1,650	47,966
Maytag Corp.	450	12,533
MBIA, Inc.	840	49,753
MBNA Corp.	7,350	182,648
McCormick & Co., Inc.	810	24,381
McDonald’s Corp.	7,290	181,011
McGraw-Hill Companies, Inc.	1,110	77,611
McKesson Corp.	1,680	54,029
MeadWestvaco Corp.	1,140	33,915
Medco Health Solutions, Inc.*	1,560	53,024

Common Stocks, continued

	Shares	Value

MedImmune, Inc.*	1,410	$35,814
Medtronic, Inc.	6,960	338,326
Mellon Financial Corp.	2,460	78,991
Merck & Co., Inc.	12,780	590,436
Mercury Interactive Corp.*	510	24,806
Meredith Corp.	300	14,643
Merrill Lynch & Co., Inc.	5,104	299,350
MetLife, Inc.	4,380	147,475
MGIC Investment Corp.	570	32,456
Micron Technology, Inc.*	3,510	47,280
Microsoft Corp.	62,160	1,711,887
Millipore Corp.*	270	11,624
Molex, Inc.	1,080	37,681
Monsanto Co.	1,500	43,170
Monster Worldwide, Inc.*	660	14,494
Moody’s Corp.	870	52,679
Morgan Stanley Dean Witter & Co.	6,240	361,109
Motorola, Inc.	13,380	188,257
Nabors Industries, Ltd.*	840	34,860
National City Corp.	3,510	119,129
National Semiconductor Corp.*	1,080	42,563
Navistar International Corp.*	390	18,677
NCR Corp.*	540	20,952
Network Appliance, Inc.*	1,980	40,649
New York Times Co.—Class A	870	41,577
Newell Rubbermaid, Inc.	1,590	36,204
Newmont Mining Corp.	2,490	121,039
Nextel Communications, Inc.—Class A*	6,330	177,620
NICOR, Inc.	240	8,170
Nike, Inc.—Class B	1,500	102,689
NiSource, Inc.	1,500	32,910
Noble Corp.*	780	27,908
Nordstrom, Inc.	780	26,754
Norfolk Southern Corp.	2,250	53,213
North Fork Bancorp, Inc.	870	35,209
Northern Trust Corp.	1,260	58,489
Northrop Grumman Corp.	1,050	100,380
Novell, Inc.*	2,160	22,723
Novellus Systems, Inc.*	870	36,584
Nucor Corp.	450	25,200
NVIDIA Corp.*	930	21,623
Occidental Petroleum Corp.	2,220	93,773
Office Depot, Inc.*	1,800	30,078
Omnicom Group	1,080	94,316
Oracle Corp.*	30,060	396,792
PACCAR, Inc.	660	56,179
Pactiv Corp.*	900	21,510
Pall Corp.	720	19,318
Parametric Technology Corp.*	1,530	6,028
Parker Hannifin Corp.	690	41,055
Paychex, Inc.	2,160	80,352
Penney (J.C.) Co.	1,560	40,997
Peoples Energy Corp.	210	8,828
PeopleSoft, Inc.*	2,160	49,248
PepsiCo, Inc.	9,870	460,139
PerkinElmer, Inc.	720	12,290
Pfizer, Inc.	43,890	1,550,633
PG&E Corp.*	2,370	65,815
Phelps Dodge Corp.*	510	38,806
Pinnacle West Capital Corp.	510	20,410

See accompanying notes to the financial statements.

4

PROFUNDS VP ProFund VP UltraBull	Schedule of Portfolio Investments December 31, 2003

Common Stocks, continued

	Shares	Value

Pitney Bowes, Inc.	1,350	$54,837
Plum Creek Timber Company, Inc.	1,050	31,973
PMC-Sierra, Inc.*	990	19,949
PNC Financial Services Group	1,590	87,021
Power-One, Inc.*	480	5,198
PPG Industries, Inc.	990	63,380
PPL Corp.	1,020	44,625
Praxair, Inc.	1,860	71,052
Principal Financial Group, Inc.	1,860	61,510
Procter & Gamble Co.	7,470	746,103
Progress Energy, Inc.	1,410	63,817
Progressive Corp.	1,230	102,816
Prologis Trust	1,020	32,732
Providian Financial Corp.*	1,680	19,555
Prudential Financial, Inc.	3,120	130,322
Public Service Enterprise Group, Inc.	1,350	59,130
Pulte Homes, Inc.	360	33,703
QLogic Corp.*	540	27,864
Qualcomm, Inc.	4,590	247,539
Quest Diagnostics, Inc.*	600	43,866
Qwest Communications International, Inc.*	10,170	43,934
R.J. Reynolds Tobacco Holdings	480	27,912
RadioShack Corp.	930	28,532
Raytheon Co.	2,400	72,096
Reebok International, Ltd.	330	12,976
Regions Financial Corp.	1,290	47,988
Robert Half International, Inc.*	990	23,107
Rockwell Collins, Inc.	1,020	30,631
Rockwell International Corp.	1,080	38,448
Rohm & Haas Co.	1,290	55,096
Rowan Companies, Inc.*	540	12,512
Ryder System, Inc.	360	12,294
Sabre Holdings Corp.	810	17,488
SAFECO Corp.	810	31,533
Safeway, Inc.*	2,550	55,871
Sanmina-SCI Corp.*	2,970	37,452
Sara Lee Corp.	4,530	98,346
SBC Communications, Inc.	19,020	495,851
Schering-Plough Corp.	8,460	147,119
Schlumberger, Ltd.	3,360	183,859
Schwab (Charles) Corp.	7,800	92,352
Scientific-Atlanta, Inc.	870	23,751
Sealed Air Corp.*	480	25,987
Sears, Roebuck & Co.	1,470	66,870
Sempra Energy	1,290	38,777
Sherwin-Williams Co.	840	29,182
Siebel Systems, Inc.*	2,850	39,530
Sigma-Aldrich Corp.	390	22,300
Simon Property Group, Inc.	1,110	51,437
SLM Corp.	2,580	97,214
Snap-on, Inc.	330	10,639
Solectron Corp.*	4,800	28,368
Southern Co.	4,200	127,049
SouthTrust Corp.	1,920	62,842
Southwest Airlines Co.	4,530	73,114
Sprint Corp. (FON Group)	5,190	85,220
Sprint Corp. (PCS Group)*	5,940	33,383
St. Jude Medical, Inc.*	990	60,737
St. Paul Companies, Inc.	1,320	52,338

Common Stocks, continued

	Shares	Value

Stanley Works	480	$18,178
Staples, Inc.*	2,850	77,805
Starbucks Corp.*	2,250	74,385
Starwood Hotels & Resorts Worldwide, Inc.	1,170	42,085
State Street Corp.	1,920	99,994
Stryker Corp.	1,140	96,911
Sun Microsystems, Inc.*	18,780	84,322
SunGard Data Systems, Inc.*	1,650	45,722
Sunoco, Inc.	450	23,018
SunTrust Banks, Inc.	1,620	115,830
SuperValu, Inc.	780	22,300
Symantec Corp.*	1,770	61,331
Symbol Technologies, Inc.	1,320	22,295
Synovus Financial Corp.	1,740	50,321
Sysco Corp.	3,720	138,495
T. Rowe Price Group, Inc.	720	34,135
Target Corp.	5,250	201,600
TECO Energy, Inc.	1,080	15,563
Tektronix, Inc.	480	15,168
Tellabs, Inc.*	2,400	20,232
Temple-Inland, Inc.	300	18,801
Tenet Healthcare Corp.*	2,670	42,854
Teradyne, Inc.*	1,110	28,250
Texas Instruments, Inc.	9,960	292,624
Textron, Inc.	780	44,507
The Pepsi Bottling Group, Inc.	1,500	36,270
Thermo Electron Corp.*	930	23,436
Thomas & Betts Corp.	330	7,554
Tiffany & Co.	840	37,968
Time Warner, Inc.*	26,010	467,920
TJX Companies, Inc.	2,880	63,504
Torchmark Corp.	660	30,056
Toys R Us, Inc.*	1,230	15,547
Transocean Sedco Forex, Inc.*	1,830	43,938
Travelers Property Casualty Corp.—Class B	5,790	98,256
Tribune Co.	1,800	92,880
Tupperware Corp.	330	5,722
TXU Corp.	1,860	44,119
Tyco International, Ltd.	11,490	304,485
U.S. Bancorp	11,100	330,558
Union Pacific Corp.	1,470	102,136
Union Planters Corp.	1,080	34,009
Unisys Corp.*	1,890	28,067
United Parcel Service, Inc.—Class B	6,450	480,847
United States Steel Corp.	600	21,012
United Technologies Corp.	2,700	255,879
UnitedHealth Group, Inc.	3,360	195,484
Univision Communications, Inc.—Class A*	1,860	73,823
Unocal Corp.	1,500	55,245
UnumProvident Corp.	1,710	26,967
UST, Inc.	960	34,262
Veritas Software Corp.*	2,460	91,414
Verizon Communications, Inc.	15,870	556,719
VF Corp.	630	27,241
Viacom, Inc.—Class B	10,050	446,019
Visteon Corp.	750	7,808
Vulcan Materials Co.	570	27,115

See accompanying notes to the financial statements.

5

PROFUNDS VP ProFund VP UltraBull	Schedule of Portfolio Investments December 31, 2003

Common Stocks, continued

	Shares	Value

Wachovia Corp.	7,620	$355,015
Wal-Mart Stores, Inc.	24,870	1,319,353
Walgreen Co.	5,880	213,914
Walt Disney Co.	11,760	274,361
Washington Mutual, Inc.	5,160	207,020
Waste Management, Inc.	3,360	99,456
Waters Corp.*	690	22,880
Watson Pharmaceuticals, Inc.*	630	28,980
Wellpoint Health Networks, Inc.*	870	84,381
Wells Fargo & Co.	9,720	572,410
Wendy’s International, Inc.	660	25,898
Weyerhaeuser Co.	1,260	80,640
Whirlpool Corp.	390	28,333
Williams Companies, Inc.	2,970	29,165
Winn-Dixie Stores, Inc.	810	8,060
Worthington Industries, Inc.	510	9,195
Wrigley (WM.) JR Co.	1,290	72,511
Wyeth	7,650	324,743
Xcel Energy, Inc.	2,280	38,714
Xerox Corp.*	4,560	62,928
Xilinx, Inc.*	1,980	76,705
XL Capital, Ltd.—Class A	780	60,489
Yahoo!, Inc.*	3,780	170,743
YUM! Brands, Inc.*	1,680	57,792
Zimmer Holdings, Inc.*	1,380	97,152
Zions Bancorp	510	31,278

TOTAL COMMON STOCKS (Cost $51,050,508)		58,710,010

U.S. Government Agency Obligations (4.8%)

	Principal Amount	Value
Federal National Mortgage Association, 0.50%, 01/02/04	$3,300,000	$3,299,954

TOTAL U.S. GOVERNMENT AGENCY OBLIGATION (Cost $3,299,954)		3,299,954

TOTAL INVESTMENT SECURITIES (Cost $54,350,462)—90.8%		62,009,964
Net other assets (liabilities)—9.2%		6,307,557

NET ASSETS—100.0%		$68,317,521

Futures Contracts Purchased

	Contracts	Unrealized Appreciation (Depreciation)
S&P 500 Futures Contract expiring March 2004 (Underlying face amount at value $48,176,250)	174	$1,647,667
E-Mini S&P 500 Futures Contract expiring March 2004 (Underlying face amount at value $332,250)	6	14,391

Swap Agreements

	Units	Unrealized Appreciation (Depreciation)
Equity Index Swap Agreement based on the S&P 500 Index expiring 01/29/04 (Underlying notional amount at value $23,278,185)	19,412	$350,847
Equity Index Swap Agreement based on the S&P 500 Index expiring 05/27/04 (Underlying notional amount at value $6,696,421)	6,022	100,907

See accompanying notes to the financial statements.

6

PROFUNDS VP ProFund VP UltraBull	Schedule of Portfolio Investments December 31, 2003

ProFund VP UltraBull invested, as a percentage of net assets, in the following industries, as of December 31, 2003:

Advertising	0.2%
Aerospace/Defense	1.3%
Agriculture	1.1%
Airlines	0.1%
Apparel	0.3%
Auto Manufacturers	0.6%
Auto Parts & Equipment	0.2%
Banks	6.0%
Beverages	2.3%
Biotechnology	1.0%
Building Materials	0.2%
Chemicals	1.4%
Commercial Services	0.8%
Computers	3.7%
Cosmetics/Personal Care	2.0%
Distribution/Wholesale	0.1%
Diversified Financial Services	6.1%
Electric	2.2%
Electrical Components & Equipment	0.3%
Electronics	0.5%
Engineering & Construction	0.1%
Entertainment	0.1%
Environmental Control	0.2%
Food	1.6%
Forest Products & Paper	0.5%
Gas	0.1%
Hand/Machine Tools	0.1%
Healthcare—Products	2.9%
Healthcare—Services	1.0%
Home Builders	0.1%
Home Furnishings	0.1%
Household Products/Wares	0.2%
Housewares	0.1%
Insurance	4.2%
Internet	0.7%
Iron/Steel	0.1%
Leisure Time	0.4%
Lodging	0.3%
Machinery—Diversified	0.3%
Machinery—Construction & Mining	0.2%
Media	3.3%
Metal Fabricate/Hardware	0.1%
Mining	0.6%
Miscellaneous Manufacturing	4.6%
Office/Business Equipment	0.2%
Oil & Gas	4.5%
Oil & Gas Services	0.5%

Packaging & Containers	0.1%
Pharmaceuticals	6.2%
Pipelines	0.2%
Real Estate Investment Trust	0.3%
Retail	6.1%
Savings & Loans	0.4%
Semiconductors	3.7%
Software	4.4%
Telecommunications	5.5%
Textiles	0.1%
Toys/Games/Hobbies	0.1%
Transportation	1.3%
Trucking & Leasing	0.1%
Other**	14.0%

*	Non-income producing securities
**	Including debt securities, repurchase agreements, options purchased, and net other assets (liabilities).

See accompanying notes to the financial statements.

7

PROFUNDS VP

ProFund VP UltraBull

Statement of Assets and Liabilities

December 31, 2003
Assets:
Investment securities, at value (cost $54,350,462)	$62,009,964
Cash	807,737
Segregated cash balances with brokers for futures contracts	3,492,070
Dividends and interest receivable	66,823
Receivable for capital shares issued	1,895,927
Unrealized appreciation on swap agreements	451,754
Prepaid expenses	445

Total Assets	68,724,720

Liabilities:
Payable for capital shares redeemed	279,851
Variation margin on futures contracts	21,582
Advisory fees payable	35,136
Management services fees payable	7,027
Administration fees payable	2,229
Administrative services fees payable	22,654
Distribution fees payable	14,425
Other accrued expenses	24,295

Total Liabilities	407,199

Net Assets	$68,317,521

Net Assets consist of:
Capital	$72,510,969
Accumulated net realized gains (losses) on investments	(13,966,762)
Net unrealized appreciation (depreciation) on investments	9,773,314

Net Assets	$68,317,521

Shares of Beneficial Interest Outstanding	3,078,203

Net Asset Value (offering and redemption price per share)	$22.19

Statement of Operations

For the year ended December 31, 2003
Investment Income:
Dividends	$546,187
Interest	62,020

Total Investment Income	608,207

Expenses:
Advisory fees	297,895
Management services fees	59,579
Administration fees	18,982
Transfer agency and administrative service fees	215,307
Distribution fees	98,751
Custody fees	54,695
Fund accounting fees	35,977
Other fees	40,232

Total Gross Expenses before reductions	821,418
Less Expenses reduced by the Advisor	(87,740)

Total Net Expenses	733,678

Net Investment Income (Loss)	(125,471)

Realized and Unrealized Gains (Losses) on Investments:
Net realized gains (losses) on investment securities	(23,259,258)
Net realized gains (losses) on futures contracts	33,701,333
Net realized gains (losses) on swap agreements	3,494,669
Change in net unrealized appreciation/depreciation on investments	6,291,597

Net Realized and Unrealized Gains (Losses) on Investments	20,228,341

Change in Net Assets Resulting from Operations	$20,102,870

See accompanying notes to the financial statements.

8

PROFUNDS VP

ProFund VP UltraBull

Statements of Changes in Net Assets

	For the year ended December 31, 2003	For the year ended December 31, 2002
From Investment Activities:
Operations:
Net investment income (loss)	$(125,471)	$(257,636)
Net realized gains (losses) on investments	13,936,744	(27,955,070)
Change in net unrealized appreciation/depreciation on investments	6,291,597	(3,410,068)

Change in net assets resulting from operations	20,102,870	(31,622,774)

Capital Transactions:
Proceeds from shares issued	681,554,558	1,303,472,303
Cost of shares redeemed	(675,627,718)	(1,293,747,570)

Change in net assets resulting from capital transactions	5,926,840	9,724,733

Change in net assets	26,029,710	(21,898,041)
Net Assets:
Beginning of period	42,287,811	64,185,852

End of period	$68,317,521	$42,287,811

Accumulated net investment income (loss)	$—	$737

Share Transactions:
Issued	42,851,094	71,283,187
Redeemed	(42,686,917)	(71,195,947)

Change in shares	164,177	87,240

See accompanying notes to the financial statements.

9

PROFUNDS VP

ProFund VP UltraBull

Financial Highlights

Selected data for a share of beneficial interest outstanding throughout the periods indicated.

	For the year ended December 31, 2003		For the year ended December 31, 2002		For the period January 22, 2001(a) through December 31, 2001
Net Asset Value, Beginning of Period	$14.51		$22.71		$30.00

Net investment income (loss)	(0.05	)(b)	(0.08	)(b)	(0.09	)(b)
Net realized and unrealized gains (losses) on investments	7.73		(8.12)		(7.20)

Total income (loss) from investment activities	7.68		(8.20)		(7.29)

Net Asset Value, End of Period	$22.19		$14.51		$22.71

Total Return	52.93%		(36.11)%		(24.30	)%(c)
Ratio to Average Net Assets:
Gross expenses(d)	2.07%		2.12%		1.94%
Net expenses(d)	1.84%		1.98%		1.94%
Net investment income (loss)(d)	(0.32)%		(0.46)%		(0.42)%
Supplemental Data:
Net assets, end of period (000’s)	$68,318		$42,288		$64,186
Portfolio turnover rate(e)	1,124%		1,249%		682	%(c)

(a)	Commencement of operations
(b)	Per share net investment income (loss) has been calculated using the daily average shares method.
(c)	Not annualized for periods less than one year.
(d)	Annualized for periods less than one year.
(e)	Portfolio turnover rate is calculated without regard to instruments (including options, swap agreements and futures contracts) having a maturity of less than one year.

See accompanying notes to the financial statements.

10

ProFund VP UltraMid-Cap

The ProFund VP UltraMid-Cap seeks daily investment results, before fees and expenses, that correspond to twice the daily performance of the S&P MidCap 400® Index. For the year ended December 31, 2003, the Fund had a total return of 70.09%1, compared to a return of 34.02%2 for the Index. For the year, the Fund achieved an average daily statistical correlation of over 0.99 to 200% the daily performance of the Index.3

The Fund applies a mathematical approach to investing. In doing so it takes positions in securities and/or financial instruments that, in combination, should have similar daily return characteristics as twice that of the Index. The S&P MidCap 400 Index is a measure of mid-size company U.S. stock market performance. It is a capitalization weighted index of 400 U.S. operating companies and REITS. Securities are selected for inclusion in the index by an S&P committee through a non-mechanical process that factors criteria such as liquidity, price, market capitalization, financial viability, and public float. Reconstitution occurs both on a quarterly and ongoing basis.

Mid-cap stocks continued to avoid the full brunt of the corporate governance and financial reporting scandals that continued to impact the large-cap segment of the market, helping this index to outperform the S&P 500. Mid-cap stocks also benefited from the strengthening U.S. economic picture and reduced credit spreads that led to reduced borrowing costs. Since this Fund has a daily investment objective that is greater than 100% of the daily performance of the benchmark index, it was impacted proportionally more by the daily performance of the benchmark index and by the factors affecting the index than an unleveraged Fund.

Value of a $10,000 Investment*

* The line graph represents historical performance of a hypothetical investment of $10,000 in the ProFund VP UltraMid-Cap from May 1, 2002 to December 31, 2003 assuming the reinvestment of distributions.

Average Annual Total Return as of 12/31/031

	1 Year	Since Inception (5/1/02)

ProFund VP UltraMid-Cap	70.09%	(1.08)%

S&P MidCap 400 Index	34.02%	3.94%

1 Past performance does not guarantee future results. Total return calculations assume the reinvestment of distributions and do not reflect the effect of taxes. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and net asset value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. During the period, certain fees were reduced. If such fee reductions had not occurred, the quoted performance would be lower. Performance numbers are net of all Fund expenses but do not include any insurance, sales, or administrative charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower.

2 The S&P MidCap 400 Index is a price return index and does not reflect the reinvestment of dividends, the impact of transaction costs, nor the deduction of expenses associated with a mutual fund such as investment management and accounting fees. It is not possible to invest directly in an index. The Fund’s performance does reflect the reinvestment of dividends, the impact of transaction costs and the deduction of fees and expenses.

3 1.00 equals perfect correlation.

The above information is not covered by the Report of Independent Auditors.

11

PROFUNDS VP ProFund VP UltraMid-Cap	Schedule of Portfolio Investments December 31, 2003

Common Stocks (83.2%)

	Shares	Value

3Com Corp.*	12,122	$99,037
99 Cents Only Stores*	2,233	60,805
Abercrombie & Fitch Co.—Class A*	3,509	86,707
Activision, Inc.*	2,871	52,252
Acxiom Corp.*	2,871	53,314
ADTRAN, Inc.	2,552	79,112
Advanced Fibre Communications, Inc.*	2,871	57,851
AdvancePCS*	3,190	167,985
Advent Software, Inc.*	1,276	22,241
Affiliated Computer Services, Inc.— Class A*	4,466	243,217
AGCO Corp.*	2,552	51,397
AGL Resources, Inc.	1,914	55,697
Airgas, Inc.	2,233	47,965
Alaska Air Group, Inc.*	957	26,117
Albemarle Corp.	1,276	38,242
Alexander & Baldwin, Inc.	1,276	42,988
ALLETE, Inc.	2,871	87,853
Alliant Energy Corp.	3,509	87,374
Allmerica Financial Corp.*	1,914	58,894
AMB Property Corp.	2,552	83,910
American Eagle Outfitters, Inc.*	2,552	41,853
American Financial Group, Inc.	2,233	59,085
AmeriCredit Corp.*	4,785	76,225
Amerus Group Co.	1,276	44,622
Ametek, Inc.	1,276	61,580
Apogent Technologies, Inc.*	3,190	73,498
Applebee’s International, Inc.	1,914	75,163
Apria Healthcare Group, Inc.*	1,914	54,492
Aquilla, Inc.*	6,380	21,628
Arch Coal, Inc.	1,914	59,659
Arrow Electronics, Inc.*	3,509	81,198
Arthur J. Gallagher & Co.	2,871	93,279
ArvinMeritor, Inc.	2,233	53,860
Ascential Software Corp.*	2,233	57,902
Associated Banc Corp.	2,552	108,843
Astoria Financial Corp.	2,871	106,801
Atmel Corp.*	15,950	95,860
Avnet, Inc.*	4,147	89,824
Avocent Corp.*	1,595	58,249
Bandag, Inc.	638	26,286
Bank of Hawaii Corp.	1,914	80,771
Banknorth Group, Inc.	5,423	176,410
Banta Corp.	957	38,759
Barnes & Noble, Inc.*	2,233	73,354
Barr Laboratories, Inc.*	2,233	171,829
Beckman Coulter, Inc.	2,233	113,503
Belo (A.H.) Corp.—Class A	3,828	108,486
BJ’s Wholesale Club, Inc.*	2,552	58,594
Black Hills Corp.	957	28,547
Blyth, Inc.	1,595	51,391
Bob Evans Farms, Inc.	1,276	41,419
Borders Group, Inc.*	2,871	62,932
BorgWarner, Inc.	957	81,412
Bowater, Inc.	1,914	88,638
Boyd Gaming Corp.	1,914	30,892
Brink’s Co.	1,914	43,276
Brinker International, Inc.*	3,190	105,780
Brown & Brown, Inc.	2,233	72,818
C.H. Robinson Worldwide, Inc.	2,871	108,840

Common Stocks, continued

	Shares	Value

Cabot Corp.	2,233	$71,099
Cabot Microelectronics Corp.*	957	46,893
Cadence Design Systems, Inc.*	8,613	154,862
Callaway Golf Co.	2,552	43,001
Career Education Corp.*	3,190	127,823
Carlisle Cos., Inc.	957	58,243
Carmax, Inc.*	3,828	118,400
Carpenter Technology Corp.	638	18,866
Catalina Marketing Corp.*	1,914	38,586
CBRL Group, Inc.	1,914	73,230
CDW Corp.	2,871	165,829
Ceridian Corp.*	5,104	106,878
Certegy, Inc.	2,233	73,242
Charles River Laboratories International, Inc.*	1,595	54,756
CheckFree Holdings Corp.*	2,552	70,563
Chico’s FAS, Inc.*	2,552	94,296
Choicepoint, Inc.*	2,871	109,356
Church & Dwight, Inc.	1,276	50,530
Cincinnati Bell, Inc.*	7,975	40,274
City National Corp.	1,595	99,081
Claire’s Stores, Inc.	3,190	60,100
CNF, Inc.	1,595	54,071
Coach, Inc.*	6,380	240,846
Colonial BancGroup, Inc.	4,147	71,826
Commerce Bancorp, Inc.	2,552	134,439
Commscope, Inc.*	2,233	36,465
Community Health Systems*	2,871	76,311
Compass Bancshares, Inc.	4,466	175,558
Constellation Brands, Inc.*	3,509	115,551
Cooper Cameron Corp.*	1,914	89,192
Copart, Inc.*	3,190	52,635
Corinthian Colleges, Inc.*	1,276	70,895
Covance, Inc.*	2,233	59,844
Coventry Health Care, Inc.*	2,233	144,005
Credence Systems Corp.*	1,914	25,188
Cree Research, Inc.*	2,552	45,145
Crompton Corp.	3,828	27,447
CSG Systems International, Inc.*	1,914	23,906
Cullen/Frost Bankers, Inc.	1,595	64,709
Cypress Semiconductor Corp.*	4,147	88,580
Cytec Industries, Inc.*	1,276	48,986
CYTYC Corp.*	4,147	57,063
D.R. Horton, Inc.	5,104	220,799
Dean Foods Co.*	5,104	167,767
DENTSPLY International, Inc.	2,552	115,274
DeVry, Inc.*	2,233	56,115
Dial Corp.	3,190	90,819
Diebold, Inc.	2,552	137,476
Dollar Tree Stores, Inc.*	3,828	115,070
Donaldson Co., Inc.	1,595	94,360
DPL, Inc.	4,466	93,250
DST Systems, Inc.*	4,147	173,179
Dun & Bradstreet Corp.*	2,552	129,412
Duquesne Light Holdings, Inc.	1,914	35,103
Dycom Industries, Inc.*	1,595	42,778
E*TRADE Group, Inc.*	12,122	153,343
Eaton Vance Corp.	2,233	81,817
Education Management Corp.*	2,552	79,214
Edwards (A.G.), Inc.	2,871	104,016

See accompanying notes to the financial statements.

12

PROFUNDS VP ProFund VP UltraMid-Cap	Schedule of Portfolio Investments December 31, 2003

Common Stocks, continued

	Shares	Value

Edwards Lifesciences Corp.*	1,914	$57,573
EGL, Inc.*	1,595	28,008
Emmis Communications Corp.*	1,914	51,774
Energizer Holdings, Inc.*	3,190	119,817
Energy East Corp.	3,828	85,747
Ensco International, Inc.	4,466	121,341
Entercom Communications Corp.*	1,595	84,471
Equitable Resources, Inc.	2,233	95,840
Everest Re Group, Ltd.	1,914	161,924
Expeditors International of Washington, Inc.*	3,828	144,163
Express Scripts, Inc.—Class A*	2,871	190,721
Extended Stay America, Inc.	3,190	46,191
Fair, Isaac & Co., Inc.	1,595	78,410
Fairchild Semiconductor International, Inc.*	3,828	95,585
Fastenal Co.	2,552	127,447
Federal Signal Corp.	1,595	27,944
Ferro Corp.	1,276	34,720
Fidelity National Financial, Inc.	4,785	185,561
First American Financial Corp.	2,233	66,476
First Health Group Corp.*	3,509	68,285
FirstMerit Corp.	2,871	77,431
Flowserve Corp.*	1,914	39,964
FMC Corp.*	1,276	43,550
FMC Technologies, Inc.*	2,233	52,029
Forest Oil Corp.*	1,595	45,569
Furniture Brands International, Inc.	1,914	56,138
Gartner Group, Inc.*	4,466	50,510
GATX Corp.	1,595	44,628
Gentex Corp.	2,552	112,696
Gilead Sciences, Inc.*	6,699	389,480
Glatfelter (P.H.) Co.	1,595	19,858
Graco, Inc.	1,595	63,960
Granite Construction, Inc.	1,276	29,973
Grant Prideco, Inc.*	4,147	53,994
Great Plains Energy, Inc.	2,233	71,054
Greater Bay Bancorp	1,595	45,426
GreenPoint Financial Corp.	4,785	169,006
GTECH Holdings Corp.	1,914	94,724
Hanover Compressor Co.*	2,233	24,898
Harris Corp.	2,233	84,742
Harsco Corp.	1,276	55,914
Harte-Hanks, Inc.	4,785	104,074
Hawaiian Electric Industries, Inc.	1,276	60,444
HCC Insurance Holdings, Inc.	2,233	71,009
Health Net, Inc.*	3,828	125,176
Helmerich & Payne, Inc.	1,595	44,548
Henry (Jack) & Associates, Inc.	3,190	65,650
Henry Schein, Inc.*	1,595	107,790
Herman Miller, Inc.	2,552	61,937
Hibernia Corp.	5,423	127,495
Highwoods Properties, Inc.	1,914	48,616
Hillenbrand Industries, Inc.	2,233	138,580
HON Industries, Inc.	1,914	82,915
Horace Mann Educators Corp.	1,276	17,826
Hormel Foods Corp.	4,785	123,501
Hospitality Properties Trust	2,233	92,178
Hovnanian Enterprises—Class A*	957	83,316
Hubbell, Inc.—Class B	1,914	84,407
IDACORP, Inc.	1,276	38,178

Common Stocks, continued

	Shares	Value

Imation Corp.	1,276	$44,851
IMC Global, Inc.	3,828	38,012
Independence Community Bank Corp.	1,914	68,847
IndyMac Bancorp, Inc.	1,914	57,018
Integrated Circuit Systems, Inc.*	2,233	63,618
Integrated Device Technology, Inc.*	3,509	60,250
International Rectifier Corp.*	2,233	110,333
International Speedway Corp.	1,914	85,479
Internet Security Systems, Inc.*	1,595	30,034
Intersil Corp.—Class A	4,785	118,907
Interstate Bakeries Corp.	1,595	22,697
Investment Technology Group, Inc.*	1,595	25,759
Investors Financial Services Corp.	2,233	85,770
IVAX Corp.*	6,699	159,972
J.B. Hunt Transport Services, Inc.*	2,552	68,930
Jacobs Engineering Group, Inc.*	1,914	91,891
JetBlue Airways Corp.*	3,190	84,598
JM Smucker Co.	1,595	72,238
Keane, Inc.*	2,233	32,691
Kelly Services, Inc.—Class A	1,276	36,417
KEMET Corp.*	2,871	39,304
Kennametal, Inc.	1,276	50,721
Korn/Ferry International*	1,276	17,022
Krispy Kreme Doughnuts, Inc.*	1,914	70,052
L-3 Communications Holdings, Inc.*	2,552	131,071
LaBranche & Co., Inc.	1,914	22,336
Lam Research Corp.*	4,466	144,251
Lancaster Colony Corp.	1,276	57,624
Lattice Semiconductor Corp.*	3,828	37,055
Lear Corp.	2,233	136,950
Lee Enterprises, Inc.	1,595	69,622
Legg Mason, Inc.	2,233	172,344
Lennar Corp.—Class B	2,552	244,993
Leucadia National Corp.	2,233	102,941
Liberty Property Trust	2,552	99,272
LifePoint Hospitals, Inc.*	1,276	37,578
Lincare Holdings, Inc.*	3,190	95,796
Longs Drug Stores Corp.	1,276	31,568
Longview Fibre Co.	1,595	19,698
LTX Corp.*	1,595	23,973
Lubrizol Corp.	1,595	51,869
Lyondell Chemical Co.	5,742	97,326
M&T Bank Corp.	3,190	313,577
Mack-Cali Realty Corp.	1,914	79,661
Macromedia, Inc.*	1,914	34,146
Macrovision Corp.*	1,595	36,031
Mandalay Resort Group	2,233	99,860
Manpower, Inc.	2,552	120,148
Martin Marietta Materials	1,595	74,917
McDATA Corp.—Class A*	3,828	36,481
MDU Resources Group, Inc.	3,828	91,145
Media General, Inc.—Class A	638	41,534
Mentor Graphics Corp.*	2,233	32,468
Mercantile Bankshares Corp.	2,871	130,860
Michaels Stores, Inc.	2,233	98,699
Micrel, Inc.*	3,190	49,700
Microchip Technology, Inc.	6,699	223,478
Millennium Pharmaceuticals, Inc.*	9,570	178,672
Minerals Technologies, Inc.	638	37,802
Modine Manufacturing Co.	1,276	34,426

See accompanying notes to the financial statements.

13

PROFUNDS VP ProFund VP UltraMid-Cap	Schedule of Portfolio Investments December 31, 2003

Common Stocks, continued

	Shares	Value

Mohawk Industries, Inc.*	2,233	$157,516
MONY Group, Inc.*	1,595	49,908
MPS Group, Inc.*	3,509	32,809
Murphy Oil Corp.	3,190	208,340
Mylan Laboratories, Inc.	6,061	153,101
National Commerce Financial Corp.	7,018	191,451
National Fuel Gas Co.	2,871	70,167
National Instruments Corp.	1,914	87,030
National-Oilwell, Inc.*	2,871	64,196
Neiman Marcus Group, Inc.—Class A*	1,595	85,604
Network Associates, Inc.*	5,104	76,764
New Plan Excel Realty Trust, Inc.	3,190	78,697
New York Community Bancorp	4,466	169,931
Newport Corp.*	1,276	21,092
Noble Energy, Inc.	1,914	85,039
Nordson Corp.	1,276	44,060
Northeast Utilities System	4,785	96,513
NSTAR	1,914	92,829
O’Reilly Automotive, Inc.*	1,914	73,421
OGE Energy Corp.	2,871	69,449
Ohio Casualty Corp.*	1,914	33,227
Old Republic International Corp.	6,120	155,203
Olin Corp.	1,914	38,395
Omnicare, Inc.	3,190	128,844
ONEOK, Inc.	2,552	56,348
Outback Steakhouse, Inc.	2,552	112,824
Oxford Health Plans, Inc.*	2,871	124,889
PacifiCare Health Systems, Inc.*	1,276	86,258
Packaging Corp. of America	3,509	76,707
Park Place Entertainment Corp.*	10,208	110,553
Patterson Dental Co.*	2,233	143,269
Patterson-UTI Energy, Inc.*	2,552	84,012
Payless ShoeSource, Inc.*	1,914	25,648
Peabody Energy Corp.	1,595	66,528
Pentair, Inc.	1,595	72,892
Pepco Holdings, Inc.	3,509	68,566
PepsiAmericas, Inc.	5,423	92,842
Perrigo Co.	2,552	40,117
Petsmart, Inc.	4,785	113,883
Pharmaceutical Resources, Inc.*	957	62,349
Philadelphia Suburban Corp.	2,871	63,449
Pier 1 Imports, Inc.	3,190	69,733
Pioneer Natural Resources Co.*	3,828	122,228
Plantronics, Inc.*	1,595	52,077
Plexus Corp.*	1,276	21,909
PMI Group, Inc.	3,190	118,764
PNM Resources, Inc.	1,276	35,856
Pogo Producing Co.	1,914	92,446
Polycom, Inc.*	3,509	68,496
Potlatch Corp.	957	33,275
Powerwave Technologies, Inc.*	2,233	17,082
Precision Castparts Corp.	1,914	86,915
Price Communications Corp.*	1,914	26,279
Pride International, Inc.*	4,466	83,246
Protective Life Corp.	2,233	75,565
Protein Design Labs, Inc.*	2,871	51,391
Provident Financial Group, Inc.	1,595	50,960
Puget Energy, Inc.	2,871	68,244
Quanta Services, Inc.*	3,828	27,944
Quantum Corp.*	5,423	16,920

Common Stocks, continued

	Shares	Value

Questar Corp.	2,871	$100,916
Radian Group, Inc.	3,190	155,513
Raymond James Financial Corp.	1,595	60,132
Rayonier, Inc.	1,595	66,208
Reader’s Digest Association, Inc.	3,509	51,442
Republic Services, Inc.	5,742	147,168
Retek, Inc.*	1,914	17,762
Reynolds & Reynolds Co.	2,233	64,869
RF Micro Devices, Inc.*	5,742	57,707
Rollins, Inc.	1,595	35,967
Ross Stores, Inc.	5,104	134,898
RPM, Inc.	3,828	63,009
RSA Security, Inc.*	1,914	27,179
Ruby Tuesday, Inc.	1,914	54,530
Ruddick Corp.	1,595	28,551
Saks, Inc.*	4,785	71,966
Sandisk Corp.*	2,233	136,526
SCANA Corp.	3,509	120,183
Scholastic Corp.*	1,276	43,435
SEI Investments Co.	3,828	116,639
Semtech Corp.*	2,552	58,007
Sensient Technologies Corp.	1,595	31,533
Sepracor, Inc.*	2,871	68,703
Sequa Corp.—Class A*	319	15,631
SICOR, Inc.*	4,147	112,798
Sierra Pacific Resources*	3,828	28,098
Silicon Laboratories, Inc.*	1,595	68,936
Silicon Valley Bancshares*	1,276	46,025
Six Flags, Inc.*	3,190	23,989
Smith International, Inc.*	3,190	132,449
Smithfield Foods, Inc.*	3,828	79,240
Sonoco Products Co.	3,190	78,538
Sotheby’s Holdings, Inc.—Class A*	2,233	30,503
Sovereign Bancorp, Inc.	9,570	227,288
SPX Corp.*	2,552	150,083
StanCorp Financial Group, Inc.	957	60,176
Stericycle, Inc.*	1,276	59,589
STERIS Corp.*	2,233	50,466
Storage Technology Corp.*	3,509	90,357
Superior Industries International, Inc.	957	41,649
Swift Transportation Co., Inc.*	2,871	60,348
Sybase, Inc.*	3,509	72,215
Sylvan Learning Systems, Inc.*	1,276	36,736
Synopsys, Inc.*	5,104	172,311
TCF Financial Corp.	2,552	131,045
Tech Data Corp.*	1,914	75,967
Tecumseh Products Co.	638	30,898
Teleflex, Inc.	1,276	61,669
Telephone & Data Systems, Inc.	1,914	119,721
The Cheesecake Factory, Inc.*	1,595	70,228
The Scotts Co.—Class A*	957	56,616
Tidewater, Inc.	1,914	57,190
Timberland Co.—Class A*	1,276	66,441
Titan Corp.*	2,552	55,659
Toll Brothers, Inc.*	2,233	88,784
Tootsie Roll Industries, Inc.	1,914	68,904
Transaction Systems Architects, Inc.*	1,276	28,876
Triad Hospitals, Inc.*	2,552	84,905
Trinity Industries, Inc.	1,595	49,190
TriQuint Semiconductor, Inc.*	4,466	31,575

See accompanying notes to the financial statements.

14

PROFUNDS VP ProFund VP UltraMid-Cap	Schedule of Portfolio Investments December 31, 2003

Common Stocks, continued

	Shares	Value

Tyson Foods, Inc.—Class A	12,122	$160,495
Unifi, Inc.*	1,914	12,345
United Dominion Realty Trust, Inc.	3,828	73,498
United Rentals, Inc.*	2,552	49,152
Unitrin, Inc.	2,233	92,469
Universal Corp.	957	42,271
Universal Health Services, Inc.— Class B	1,914	102,820
Valassis Communications, Inc.*	1,914	56,176
Valeant Pharmaceuticals International	2,871	72,206
Valero Energy Corp.	3,828	177,390
Valspar Corp.	1,595	78,824
Varco International, Inc.*	3,190	65,810
Varian Medical Systems, Inc.*	2,233	154,300
Varian, Inc.*	957	39,936
Vectren Corp.	2,552	62,907
Vertex Pharmaceuticals, Inc.*	2,552	26,107
Viad Corp.	3,190	79,750
Vishay Intertechnology, Inc.*	5,423	124,187
VISX, Inc.*	1,595	36,924
W.R. Berkley Corp.	2,871	100,341
Waddell & Reed Financial, Inc.	2,871	67,354
Washington Federal, Inc.	2,233	63,417
Washington Post Co.—Class B	319	252,456
Wausau-Mosinee Paper Corp.	1,914	25,877
Weatherford International, Ltd.*	4,466	160,776
Webster Financial Corp.	1,595	73,147
Werner Enterprises, Inc.	2,552	49,738
Westamerica Bancorporation	1,276	63,417
Westar Energy, Inc.	2,552	51,678
Western Gas Resources, Inc.	1,276	60,291
Westwood One, Inc.*	3,509	120,042
WGL Holdings, Inc.	1,595	44,325
Whole Foods Market, Inc.*	1,914	128,487
Williams-Sonoma, Inc.*	3,828	133,099
Wilmington Trust Corp.	2,233	80,388
Wind River Systems, Inc.*	2,871	25,150
Wisconsin Energy Corp.	3,828	128,046
WPS Resources Corp.	957	44,242
XTO Energy, Inc.	6,061	171,526
York International Corp.	1,276	46,957
Zebra Technologies Corp.*	1,595	105,861

TOTAL COMMON STOCKS (Cost $27,771,657)		32,165,511

U.S. Government Agency Obligations (19.6%)

	Principal Amount
Federal National Mortgage Association, 0.50%, 1/2/04	$7,583,000	7,582,895

TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS (Cost $7,582,895)		7,582,895

TOTAL INVESTMENT SECURITIES (Cost $35,354,552)—102.8%		39,748,406
Net other assets (liabilities)—(2.8)%		(1,095,018)

NET ASSETS—100.0%		$38,653,388

Futures Contracts Purchased

	Contracts	Unrealized Appreciation (Depreciation)
S&P MidCap 400 Futures Contract expiring March 2004 (Underlying face amount at value $15,546,600)	54	$424,532

Swap Agreements

	Units	Unrealized Appreciation (Depreciation)
Equity Index Swap Agreement based on the S&P MidCap 400 Index expiring 02/27/04 (Underlying notional amount at value $29,832,973)	87,391	$509,109

ProFund VP UltraMid-Cap invested, as a percentage of net assets, in the following industries, as of December 31, 2003:

Advertising	0.4%
Aerospace/Defense	0.5%
Agriculture	0.1%
Airlines	0.3%
Apparel	0.8%
Auto Parts & Equipment	1.0%
Banks	5.8%
Beverages	0.5%
Biotechnology	0.7%
Building Materials	0.3%
Chemicals	2.0%
Coal	0.3%
Commercial Services	2.7%
Communication Services	0.3%
Computers	3.8%
Distribution/Wholesale	1.0%
Diversified Financial Services	2.0%
Electric	3.8%
Electrical Components & Equipment	0.7%
Electronics	1.3%
Engineering & Construction	0.4%
Entertainment	0.6%
Environmental Control	0.5%
Food	2.3%
Forest Products & Paper	0.7%
Gas	0.4%
Hand/Machine Tools	0.1%
Health Care	0.2%
Healthcare—Products	2.7%
Healthcare—Services	2.4%
Home Builders	1.7%
Home Furnishings	0.1%
Household Products/Wares	0.6%
Insurance	4.6%
Internet	0.9%
Iron/Steel	0.1%
Leisure Time	0.1%
Lodging	0.7%
Machinery—Diversified	0.9%
Media	2.1%
Metal Fabricat/Hardware	0.2%
Miscellaneous Manufacturing	1.7%
Office Furnishings	0.4%

See accompanying notes to the financial statements.

15

PROFUNDS VP ProFund VP UltraMid-Cap	Schedule of Portfolio Investments December 31, 2003

Oil & Gas	3.2%
Oil & Gas Services	1.8%
Packaging & Containers	0.4%
Pharmaceuticals	4.5%
Pipelines	0.9%
Real Estate Investment Trust	1.4%
Retail	6.1%
Savings & Loans	2.3%
Semiconductors	3.5%
Software	2.3%
Telecommunications	2.0%
Textiles	0.6%
Transportation	1.4%
Trucking & Leasing	0.1%
Other**	16.8%

*	Non-income producing security
**	Including debt securities, repurchase agreements, options purchased and net other assets (liabilities).

See accompanying notes to the financial statements.

16

PROFUNDS VP ProFund VP UltraMid-Cap	Schedule of Portfolio Investments December 31, 2003

Statement of Assets and Liabilities

December 31, 2003
Assets:
Investment securities, at value (cost $35,354,552)	$39,748,406
Cash	126,331
Segregated cash balances with brokers for futures contracts	1,203,313
Dividends and interest receivable	24,508
Receivable for investments sold	20,164,720
Unrealized appreciation on swap agreements	509,109
Prepaid expenses	77

Total Assets	61,776,464

Liabilities:
Payable for capital shares redeemed	22,892,160
Variation margin on futures contracts	135,095
Advisory fees payable	35,026
Management services fees payable	7,005
Administration fees payable	1,957
Administrative services fees payable	20,974
Distribution fees payable	11,450
Other accrued expenses	19,409

Total Liabilities	23,123,076

Net Assets	$38,653,388

Net Assets consist of:
Capital	$30,677,394
Accumulated net realized gains (losses) on investments	2,648,499
Net unrealized appreciation (depreciation) on investments	5,327,495

Net Assets	$38,653,388

Shares of Beneficial Interest Outstanding	1,312,308

Net Asset Value (offering and redemption price per share)	$29.46

Statement of Operations

For the year ended December 31, 2003
Investment Income:
Dividends	$167,932
Interest	76,014

Total Investment Income	243,946

Expenses:
Advisory fees	167,351
Management services fees	33,470
Administration fees	10,475
Transfer agency and administrative service fees	120,468
Distribution fees	55,456
Custody fees	43,352
Fund accounting fees	19,447
Other fees	15,367

Total Gross Expenses before reductions	465,386
Less Expenses reduced by the Advisor	(23,764)

Total Net Expenses	441,622

Net Investment Income (Loss)	(197,676)

Realized and Unrealized Gains (Losses) on Investments:
Net realized gains (losses) on investment securities	2,481,768
Net realized gains (losses) on futures contracts	87,413
Net realized gains (losses) on swap agreements	4,440,298
Change in net unrealized appreciation/depreciation on investments	4,544,429

Net Realized and Unrealized Gains (Losses) on Investments	11,553,908

Change in Net Assets Resulting from Operations	$11,356,232

See accompanying notes to the financial statements.

17

PROFUNDS VP

ProFund VP UltraMid-Cap

Statements of Changes in Net Assets

	For the year ended December 31, 2003	For the period May 1, 2002(a) through December 31, 2002
From Investment Activities:
Operations:
Net investment income (loss)	$(197,676)	$(48,816)
Net realized gains (losses) on investments	7,009,479	(7,293,223)
Change in net unrealized appreciation/depreciation on investments	4,544,429	783,066

Change in net assets resulting from operations	11,356,232	(6,558,973)

Capital Transactions:
Proceeds from shares issued	397,432,347	379,471,152
Cost of shares redeemed	(390,912,434)	(352,134,936)

Change in net assets resulting from capital transactions	6,519,913	27,336,216

Change in net assets	17,876,145	20,777,243
Net Assets:
Beginning of period	20,777,243	—

End of period	$38,653,388	$20,777,243

Accumulated net investment income (loss)	$—	$(1,514)

Share Transactions:
Issued	17,884,061	19,455,653
Redeemed	(17,771,340)	(18,256,066)

Change in shares	112,721	1,199,587

(a)	Commencement of operations

See accompanying notes to the financial statements.

18

PROFUNDS VP

ProFund VP UltraMid-Cap

Financial Highlights

Selected data for a share of beneficial interest outstanding throughout the periods indicated.

	For the year ended December 31, 2003		For the period May 1, 2002(a) through December 31, 2002
Net Asset Value, Beginning of Period	$17.32		$30.00

Investment Activities:
Net investment income (loss)	(0.20	)(b)	(0.09	)(b)
Net realized and unrealized gains (losses) on investments	12.34		(12.59)

Total income (loss) from investment activities	12.14		(12.68)

Net Asset Value, End of Period	$29.46		$17.32

Total Return	70.09%		(42.27	)%(c)
Ratios to Average Net Assets:
Gross expenses(d)	2.08%		2.36%
Net expenses(d)	1.98%		1.98%
Net investment income (loss)(d)	(0.88)%		(0.72)%
Supplemental Data:
Net assets, end of period (000’s)	$38,653		$20,777
Portfolio turnover rate(e)	1,202%		2,654	%(c)

(a)	Commencement of operations
(b)	Per share net investment income (loss) has been calculated using the daily average shares method.
(c)	Not annualized for periods less than one year.
(d)	Annualized for periods less than one year.
(e)	Portfolio turnover rate is calculated without regard to instruments (including options, swap agreements and futures contracts) having a maturity of less than one year.

See accompanying notes to the financial statements.

19

ProFund VP UltraSmall-Cap

The ProFund VP UltraSmall-Cap seeks daily investment results, before fees and expenses, that correspond to twice the daily performance of the Russell 2000® Index. For the year ended December 31, 2003, the Fund had a total return of 99.45%1, compared to a return of 45.37%2 for the Index. For the year, the Fund achieved an average daily statistical correlation of over 0.99 to 200% the daily performance of the Index.3

The Fund applies a mathematical approach to investing. In doing so it takes positions in securities and/or financial instruments that, in combination, should have similar daily return characteristics as twice that of the Index. The Russell 2000 Index is a measure of small-cap U.S. stock market performance. It is an adjusted market capitalization weighted index containing approximately 2000 of the smallest companies in the Russell 3000 Index or approximately 8% of the total market capitalization of the Russell 3000 Index, which in turn represents approximately 98% of the investable U.S. equity market.

The Russell 2000 Index well outpaced large-cap benchmarks such as the S&P 500 in 2003. As a whole, small-cap stocks were amongst performance leaders in 2003 as they benefited from decreasing credit spreads and the resulting reduction in their cost of debt. Small cap stocks also seemed to be less negatively impacted by terrorism fears as they typically are not considered as likely to be terrorist targets. The outperformance of small-cap stocks over large-cap stocks is typical in the early recovery phase of an economic cycle. Since this Fund has a daily investment objective that is greater than 100% of the daily performance of the benchmark index, it was impacted proportionally more by the daily performance of the benchmark index and by the factors affecting the index.

Value of a $10,000 Investment*

* The line graph represents historical performance of a hypothetical investment of $10,000 in the ProFund VP UltraSmall-Cap from October 18, 1999 to December 31, 2003 assuming the reinvestment of distributions.

Average Annual Total Return as of 12/31/031

	1 Year	3 Year	Since Inception (10/18/99)

ProFund VP UltraSmall-Cap	99.45%	1.88%	(0.29)%

Russell 2000 Index	45.37%	4.82%	7.62%

1 Past performance does not guarantee future results. Total return calculations assume the reinvestment of distributions and do not reflect the effect of taxes. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and net asset value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. During the period, certain fees were reduced. If such fee reductions had not occurred, the quoted performance would be lower. Performance numbers are net of all Fund expenses but do not include any insurance, sales, or administrative charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower.

2 The Russell 2000 Index is a price return index and does not reflect the reinvestment of dividends, the impact of transaction costs, nor the deduction of expenses associated with a mutual fund such as investment management and accounting fees. It is not possible to invest directly in an index. The Fund’s performance does reflect the reinvestment of dividends, the impact of transaction costs and the deduction of fees and expenses.

3 1.00 equals perfect correlation.

The above information is not covered by the Report of Independent Auditors.

20

PROFUNDS VP ProFund VP UltraSmall-Cap	Schedule of Portfolio Investments December 31, 2003

Common Stocks (83.9%)

	Shares	Value

@ROAD, Inc.*	2,574	$34,234
Aaron Rents, Inc.	3,146	63,329
Abgenix, Inc.*	8,294	103,343
Able Laboratories, Inc.*	3,718	67,184
ABM Industries, Inc.	4,862	84,647
Accredo Health, Inc.*	4,576	144,647
Actel Corp.*	2,002	48,248
Activision, Inc.*	8,294	150,950
Actuant Corp.*	3,432	124,238
Acuity Brands, Inc.	3,718	95,924
Adaptec, Inc.*	10,296	90,914
Adolor Corp.*	2,860	57,257
Advanced Digital Information Corp.*	5,720	80,080
Advanced Energy Industries, Inc.*	1,430	37,252
Advanced Medical Optics, Inc.*	2,574	50,579
Advanced Neuromodulation Systems, Inc.*	1,716	78,902
Advent Software, Inc.*	2,860	49,850
Advisory Board Co.*	858	29,953
ADVO, Inc.	5,148	163,500
Aeroflex, Inc.*	4,862	56,837
Aeropostale, Inc.*	2,002	54,895
Affiliated Managers Group, Inc.*	3,718	258,736
Agile Software Corp.*	4,004	39,640
AirTran Holdings, Inc.*	6,292	74,875
Akamai Technologies, Inc.*	9,724	104,533
Alaska Air Group, Inc.*	3,432	93,659
Albany International Corp.—Class A	3,718	126,040
Albany Molecular Research, Inc.*	2,288	34,366
Albemarle Corp.	2,860	85,714
Alexander & Baldwin, Inc.	4,004	134,894
Alexandria Real Estate Equities, Inc.	2,574	149,035
Alfa Corp.	3,146	40,458
Align Technology, Inc.*	4,004	66,146
Alkermes, Inc.*	6,006	81,081
Allegheny Energy, Inc.*	16,874	215,312
Allegheny Technologies, Inc.	16,874	223,075
Alliance Gaming Corp.*	4,576	112,798
Allmerica Financial Corp.*	6,864	211,206
Alpharma, Inc.	8,580	172,457
Amcore Financial, Inc.	2,288	61,822
American Eagle Outfitters, Inc.*	4,862	79,737
American Greetings Corp.—Class A*	16,588	362,779
American Healthways, Inc.*	2,288	54,615
American Italian Pasta Co.*	2,288	95,867
American Management Systems, Inc.*	4,004	60,340
American Medical Systems Holdings, Inc.*	1,716	37,409
American States Water Co.	2,288	57,200
AMERIGROUP Corp.*	2,860	121,979
Amerus Group Co.	3,718	130,018
Amli Residential Properties Trust	7,436	199,285
AMN Healthcare Services, Inc.*	4,004	68,709
AMR Corp.*	14,872	192,593
AmSurg Corp.*	2,574	97,529
Analogic Corp.	572	23,452
Anchor BanCorp Wisconsin, Inc.	1,716	42,728
Andrew Corp.*	14,014	161,301
Anixter International, Inc.*	6,864	177,640
AnnTaylor Stores Corp.*	6,292	245,389
ANSYS, Inc.*	1,144	45,417

Common Stocks, continued

	Shares	Value

Anteon International Corp.*	2,002	$72,172
Anthracite Capital, Inc.	14,586	161,467
Anworth Mortgage Asset Corp.	6,006	83,664
Applera Corp.—Celera Genomics Group*	16,302	226,760
Applied Industrial Technologies, Inc.	1,430	34,120
aQuantive, Inc.*	5,148	52,767
Aquilla, Inc.*	17,446	59,142
Arbitron, Inc.*	4,004	167,048
Arch Chemicals, Inc.	1,716	44,033
Arch Coal, Inc.	5,148	160,463
Argosy Gaming Co.*	3,146	81,765
Ariba, Inc.*	94,666	283,997
Arkansas Best Corp.	2,002	62,843
Arrow International, Inc.	2,002	50,010
Ascential Software Corp.*	5,434	140,903
Ask Jeeves, Inc.*	3,146	57,006
Asyst Technologies, Inc.*	3,432	59,545
Atherogenics, Inc.*	4,862	72,687
ATMI, Inc.*	3,432	79,416
Atmos Energy Corp.	4,576	111,197
Atrix Laboratories, Inc.*	1,716	41,253
Aviall, Inc.*	2,860	44,359
Avid Technology, Inc.*	2,860	137,280
Avista Corp.	4,576	82,917
Axcelis Technologies, Inc.*	9,438	96,456
Aztar Corp.*	4,290	96,526
Baldor Electric Co.	2,574	58,816
Bandag, Inc.	1,716	70,699
Bankatlantic Bancorp, Inc.—Class A	14,872	282,568
BankUnited Financial Corp.—Class A*	2,574	66,383
Banta Corp.	3,146	127,413
BARRA, Inc.	1,430	50,751
Bay View Capital Corp.	6,006	12,853
Beazer Homes U.S.A., Inc.	2,574	251,377
Bedford Property Investors, Inc.	2,288	65,505
Bel Fuse, Inc.—Class B	3,718	121,318
Belden, Inc.	3,432	72,381
Benchmark Electronics, Inc.*	5,434	189,158
Beverly Enterprises, Inc.*	8,580	73,702
BioMarin Pharmaceutical, Inc.*	6,006	46,661
Biosite Diagnostics, Inc.*	858	24,839
BJ’s Wholesale Club, Inc.*	10,010	229,831
Black Box Corp.	1,430	65,880
Black Hills Corp.	2,860	85,314
Bob Evans Farms, Inc.	3,146	102,119
Borland Software Corp.*	8,294	80,701
Boston Private Financial Holdings, Inc.	1,716	42,625
Bowne & Co., Inc.	3,146	42,660
Boyd Gaming Corp.	3,432	55,392
Brady Corp.—Class A	2,574	104,891
Brandywine Realty Trust	10,296	275,625
Briggs & Stratton Corp.	2,002	134,935
Bright Horizons Family Solutions, Inc.*	858	36,036
Brink’s Co.	6,006	135,796
Brookline Bancorp, Inc.	29,458	451,887
Brooks Automation, Inc.*	3,432	82,951
Brown Shoe Company, Inc.	2,574	97,632
Burlington Coat Factory Warehouse Corp.	1,716	36,311
C&D Technologies, Inc.	2,860	54,826
Cabot Microelectronics Corp.*	3,432	168,168

See accompanying notes to the financial statements.

21

PROFUNDS VP ProFund VP UltraSmall-Cap	Schedule of Portfolio Investments December 31, 2003

Common Stocks, continued

	Shares	Value

Cabot Oil & Gas Corp.	2,288	$67,153
CACI International, Inc.—Class A*	4,290	208,579
Cal Dive International, Inc.*	3,146	75,850
California Water Service Group	1,430	39,182
Callaway Golf Co.	10,010	168,668
Cambrex Corp.	1,716	43,346
Capital Automotive REIT	2,288	73,216
CARBO Ceramics, Inc.	858	43,973
Carpenter Technology Corp.	1,716	50,742
Casey’s General Stores, Inc.	4,004	70,711
Cash America International, Inc.	2,288	48,460
Catalina Marketing Corp.*	9,724	196,036
Cathay Bancorp, Inc.	1,430	79,622
Cato Corp.—Class A	1,430	29,315
CEC Entertainment, Inc.*	3,432	162,642
Cell Genesys, Inc.*	3,146	40,709
Centene Corp.*	1,430	40,054
Central Garden & Pet Co.*	1,430	40,083
Central Pacific Financial Corp.	1,144	34,366
Cerner Corp.*	2,574	97,426
CH Energy Group, Inc.	1,144	53,654
Champion Enterprises, Inc.*	4,862	34,034
Charming Shoppes, Inc.*	9,724	52,510
Charter Communications, Inc.—Class A*	39,468	158,662
Charter Municipal Mortgage Acceptance Co.	7,722	163,166
Checkpoint Systems, Inc.*	11,154	210,922
Chiquita Brands International, Inc.*	6,578	148,202
Chittenden Corp.	4,290	144,316
Choice Hotels International, Inc.*	1,716	60,489
Christopher & Banks Corp.	5,148	100,540
Ciber, Inc.*	5,720	49,535
Cima Labs, Inc.*	1,430	46,647
Cimarex Energy Co.*	3,718	99,233
Cincinnati Bell, Inc.*	24,596	124,210
Cirrus Logic, Inc.*	6,578	50,453
Citizens Banking Corp.	4,004	131,011
City Holding Co.	1,430	50,050
Clarcor, Inc.	2,860	126,126
CLECO Corp.	4,004	71,992
CMGI, Inc.*	35,464	63,126
CMS Energy Corp.*	18,018	153,513
CNET Networks, Inc.*	9,724	66,318
Coeur d’Alene Mines Corp.*	17,160	99,184
Cognex Corp.	4,290	121,150
Coherent, Inc.*	4,004	95,295
Cohu, Inc.	2,002	38,338
Colonial Properties Trust	1,430	56,628
Columbia Laboratories, Inc.*	7,150	45,045
Commerce Group, Inc.	2,002	79,079
Commercial Federal Corp.	5,434	145,142
Commercial Metals Co.	3,432	104,333
Commercial NET Lease Realty	5,434	96,725
Commonwealth Telephone Enterprises, Inc.*	2,002	75,576
Commscope, Inc.*	23,452	382,970
Community Bank System, Inc.	858	42,042
Community First Bankshares, Inc.	3,432	99,322
Comstock Resources, Inc.*	4,862	93,837
Conexant Systems, Inc.*	25,740	127,928
CONMED Corp.*	2,574	61,261
Connecticut Bancshares, Inc.	858	44,221

Common Stocks, continued

	Shares	Value

Connetics Corp.*	3,432	$62,325
Continental Airlines, Inc.—Class B*	10,010	162,863
Cooper Companies, Inc.	4,862	229,145
Cooper Tire & Rubber Co.	14,300	305,734
Copart, Inc.*	6,292	103,818
Corn Products International, Inc.	4,290	147,791
Cornerstone Realty Income Trust, Inc.	5,148	45,096
Corporate Office Properties Trust	4,576	96,096
Correctional Properties Trust	2,288	65,894
Corrections Corp. of America*	5,434	156,662
Corus Bankshares, Inc.	1,144	36,105
Corvis Corp.*	29,172	49,592
Cost Plus, Inc.*	2,002	82,082
CoStar Group, Inc.*	1,144	47,682
Covance, Inc.*	7,436	199,285
Cray, Inc.*	6,578	65,320
Credence Systems Corp.*	6,006	79,039
Crompton Corp.	13,728	98,430
Crown Holdings, Inc.*	15,730	142,514
CSG Systems International, Inc.*	6,006	75,015
CSK Auto Corp.*	3,146	59,050
CTS Corp.	5,434	62,491
Cubic Corp.	1,430	32,890
Cubist Pharmaceuticals, Inc.*	2,574	31,300
Cumulus Media, Inc.*	4,004	88,088
Cuno, Inc.*	1,430	64,393
Curtiss-Wright Corp.	2,860	128,729
CV Therapeutics, Inc.*	5,148	75,470
CVB Financial Corp.	3,587	69,193
Cyberonics, Inc.*	1,716	54,929
Cymer, Inc.*	5,148	237,785
CYTYC Corp.*	10,582	145,608
Dade Behring Holdings, Inc.*	3,718	132,881
Delphi Financial Group, Inc.—Class A	2,187	78,732
Delta & Pine Land Co.	5,148	130,759
Denbury Resources, Inc.*	3,146	43,761
Dendrite International, Inc.*	2,860	44,816
Diagnostic Products Corp.	1,716	78,782
Dick’s Sporting Goods, Inc.*	1,144	55,667
Digene Corp.*	1,144	45,874
Digital Insight Corp.*	2,574	64,093
Digital River, Inc.*	2,574	56,885
Dillard’s, Inc.—Class A	11,154	183,595
Dime Community Bancshares, Inc.	1,716	52,784
Dionex Corp.*	1,430	65,809
Dollar Thrifty Automotive Group, Inc.*	2,002	51,932
Dot Hill Systems Corp.*	2,574	38,996
DRS Technologies, Inc.*	6,578	182,737
DSP Group, Inc.*	2,574	64,118
Dycom Industries, Inc.*	6,006	161,081
EarthLink, Inc.*	11,154	111,540
East-West Bancorp, Inc.	2,288	122,820
Eastgroup Properties, Inc.	1,430	46,303
Echelon Corp.*	2,574	28,674
Eclipsys Corp.*	3,146	36,619
eFunds Corp.*	4,290	74,432
EGL, Inc.*	2,860	50,222
El Paso Electric Co.*	4,576	61,090
Electro Scientific Industries, Inc.*	2,574	61,261
Electronics Boutique Holdings Corp.*	1,144	26,186

See accompanying notes to the financial statements.

22

PROFUNDS VP ProFund VP UltraSmall-Cap	Schedule of Portfolio Investments December 31, 2003

Common Stocks, continued

	Shares	Value

Electronics for Imaging, Inc.*	4,290	$111,626
ElkCorp	2,002	53,453
EMC Corp.*	8,860	114,471
EMCOR Group, Inc.*	2,002	87,888
Emmis Communications Corp.*	4,004	108,308
Empire District Electric Co.	2,002	43,904
Energen Corp.	4,576	187,753
Engineered Support Systems, Inc.	1,144	62,989
Entegris, Inc.*	4,862	62,477
Enterasys Networks, Inc.*	19,448	72,930
Entertainment Properties Trust	2,574	89,344
Enzo Biochem, Inc.*	5,720	102,445
Enzon, Inc.*	11,154	133,848
Equity One, Inc.	2,574	43,449
eResearch Technology, Inc.*	2,574	65,431
ESCO Technologies, Inc.*	2,574	112,355
eSPEED, Inc.—Class A*	2,002	46,867
Esperion Therapeutics, Inc.*	8,580	296,953
Essex Property Trust, Inc.	2,574	165,302
Esterline Technologies Corp.*	2,860	76,276
Evergreen Resources, Inc.*	3,432	111,574
Exar Corp.*	3,718	63,503
ExpressJet Holdings, Inc.*	2,860	42,900
Extended Stay America, Inc.	6,578	95,249
Extreme Networks, Inc.*	9,152	65,986
F5 Networks, Inc.*	2,002	50,250
Federal Signal Corp.	6,006	105,225
FEI Co.*	6,578	148,005
FelCor Lodging Trust, Inc.*	4,576	50,702
Ferro Corp.	8,294	225,679
Filenet Corp.*	3,146	85,194
Financial Federal Corp.*	1,144	34,949
Finish Line, Inc.—Class A*	1,430	42,857
First Commonwealth Financial Corp.	6,864	97,881
First Community Bancorp—Class A	1,144	41,344
First Industrial Realty Trust, Inc.	5,720	193,050
First Niagara Financial Group, Inc.	8,008	119,399
First Republic Bank	1,716	61,433
FirstFed Financial Corp.*	2,574	111,969
Flagstar Bancorp, Inc.	4,576	98,018
Fleetwood Enterprises, Inc.*	3,432	35,212
FLIR Systems, Inc.*	3,146	114,829
Florida East Coast Industries, Inc.	1,144	37,866
Flowers Foods, Inc.	4,004	103,303
Flowserve Corp.*	10,296	214,979
FMC Corp.*	4,576	156,179
Forest Oil Corp.*	5,434	155,249
Fossil, Inc.*	2,288	64,087
Franklin Electric Co., Inc.	572	34,600
Fred’s, Inc.	3,432	106,323
Fremont General Corp.	7,150	120,907
Frontier Airlines, Inc.*	2,574	36,705
Frontier Oil Corp.	2,288	39,399
FTI Consulting, Inc.*	4,004	93,573
Fuller (H. B.) Co.	3,718	110,573
G & K Services, Inc.	1,430	52,553
Gables Residential Trust	3,432	119,228
GameStop Corp.*	3,432	52,887
Gartner Group, Inc.*	7,436	84,101
Gateway, Inc.*	20,592	94,723

Common Stocks, continued

	Shares	Value

GATX Corp.	4,004	$112,032
Gen-Probe, Inc.*	4,004	146,026
Genesco, Inc.*	5,434	82,216
Genesis Microchip, Inc.*	8,580	154,784
Genlyte Group, Inc.*	1,144	66,787
Genta, Inc.*	4,290	44,659
Georgia Gulf Corp.	4,862	140,415
Getty Realty Corp.	1,430	37,395
Glacier Bancorp, Inc.	1,716	55,598
Glenborough Realty Trust, Inc.	3,146	62,763
Glimcher Realty Trust	5,148	115,212
Global Imaging Systems, Inc.*	1,144	36,322
GlobespanVirata, Inc.*	10,010	58,859
Gold Banc Corp., Inc.	9,438	132,698
Golden Telecom, Inc.*	1,144	31,746
Goodyear Tire & Rubber Co.*	14,300	112,398
GrafTech International, Ltd.*	5,148	69,498
Granite Construction, Inc.	3,146	73,900
Gray Television, Inc.	3,718	56,216
Great Lakes Chemical Corp.	5,148	139,974
Greater Bay Bancorp	4,862	138,470
Grey Wolf, Inc.*	16,016	59,900
Griffon Corp.*	2,288	46,355
Group 1 Automotive, Inc.*	1,430	51,752
Guitar Center, Inc.*	1,144	37,272
Gymboree Corp.*	7,722	133,050
Hain Celestial Group, Inc.*	2,002	46,466
Handleman Co.	2,288	46,973
Hanover Compressor Co.*	7,150	79,723
Harbor Florida Bancshares, Inc.	2,002	59,479
Harland (John H.) Co.	4,004	109,309
Harleysville Group, Inc.	2,860	56,885
Health Care REIT, Inc.	7,150	257,400
Heartland Express, Inc.	2,860	69,183
Hecla Mining Co.*	10,296	85,354
Helix Technology Corp.	3,146	64,745
Hercules, Inc.*	8,580	104,676
Heritage Property Investment Trust	1,716	48,820
Highwoods Properties, Inc.	6,864	174,346
Hilb, Rogal & Hamilton Co.	4,576	146,752
Hollinger International, Inc.	4,004	62,542
Hollywood Entertainment Corp.*	4,862	66,853
Home Properties of New York, Inc.	4,004	161,722
Hooper Holmes, Inc.	5,434	33,582
Horace Mann Educators Corp.	3,718	51,940
Hot Topic, Inc.*	4,290	126,383
Houston Exploration Co.*	1,144	41,779
Hudson River Bancorp, Inc.	1,430	55,813
Hughes Supply, Inc.	3,146	156,104
Hutchinson Technology, Inc.*	2,002	61,541
Hyperion Solutions Corp.*	3,432	103,440
IDACORP, Inc.	3,432	102,685
Identix, Inc.*	8,866	39,454
IDEX Corp.	2,574	107,053
IGEN International, Inc.*	1,716	101,090
IHOP Corp.	1,716	66,032
ILEX Oncology, Inc.*	3,432	72,930
Imagistics International, Inc.*	1,430	53,625
IMC Global, Inc.	10,296	102,239
IMPAC Mortgage Holdings, Inc.	4,576	83,329

See accompanying notes to the financial statements.

23

PROFUNDS VP ProFund VP UltraSmall-Cap	Schedule of Portfolio Investments December 31, 2003

Common Stocks, continued

	Shares	Value

Impax Laboratories, Inc.*	2,860	$41,155
INAMED Corp.*	2,574	123,706
Independent Bank Corp.	1,716	48,666
Infinity Property & Casualty Corp.	4,862	160,689
Informatica Corp.*	6,006	61,862
Infospace, Inc.*	2,288	52,738
Insight Communications Co., Inc.*	4,004	41,281
Insight Enterprises, Inc.*	4,290	80,652
Insituform Technologies, Inc.—Class A*	2,002	33,033
Inspire Pharmaceuticals, Inc.*	2,574	36,448
Integra LifeSciences Holdings*	1,716	49,129
Inter-Tel, Inc.	1,716	42,866
Intergraph Corp.*	4,290	102,617
Intermagnetics General Corp.*	1,430	31,689
InterMune, Inc.*	5,148	119,228
International Multifoods Corp.*	1,430	25,740
Internet Security Systems, Inc.*	3,432	64,625
Interstate Bakeries Corp.	6,292	89,535
Invacare Corp.	2,288	92,367
Inveresk Research Group, Inc.*	4,004	99,019
Investment Technology Group, Inc.*	6,864	110,854
Invision Technologies, Inc.*	1,430	48,005
Iomega Corp.	7,150	42,757
Ionics, Inc.*	1,430	45,546
Itron, Inc.*	1,716	31,506
J2 Global Communications, Inc.*	1,430	35,421
Jack in the Box, Inc.*	3,146	67,199
Jacuzzi Brands, Inc.*	7,150	50,694
Jarden Corp.*	4,576	125,108
JDA Software Group, Inc.*	2,574	42,497
JLG Industries, Inc.	4,004	60,981
Jo-Ann Stores, Inc.*	1,430	29,172
Jones Lang LaSalle, Inc.*	2,860	59,288
Journal Register Co.*	2,860	59,202
Joy Global, Inc.	4,576	119,662
K-Swiss, Inc.—Class A	2,288	55,049
K-V Pharmaceutical Co.*	4,576	116,688
K2, Inc.*	2,574	39,151
Kansas City Southern Industries, Inc.*	8,580	122,866
Kaydon Corp.	4,004	103,463
Keane, Inc.*	4,862	71,180
Kellwood Co.	5,148	211,068
Kelly Services, Inc.—Class A	1,430	40,812
KEMET Corp.*	16,874	231,005
Kennametal, Inc.	4,290	170,528
Kilroy Realty Corp.	2,574	84,299
Kindred Healthcare, Inc.*	858	44,599
Kirby Corp.*	1,716	59,854
Knight Trading Group, Inc.*	6,864	100,489
Knight Transportation, Inc.*	2,288	58,687
Kopin Corp.*	7,722	51,815
Korn/Ferry International*	5,148	68,674
KOS Pharmaceuticals, Inc.*	858	36,928
Kramont Realty Trust	3,146	56,943
Kroll, Inc.*	3,432	89,232
Kronos, Inc.*	2,574	101,956
Kulicke & Soffa Industries, Inc.*	5,148	74,028
Kyphon, Inc.*	1,716	42,608
La Quinta Corp.*	13,156	84,330
Laclede Group, Inc.	2,574	73,488

Common Stocks, continued

	Shares	Value

LandAmerica Financial Group, Inc.	2,860	$149,464
Landauer, Inc.	1,716	69,978
Landry’s Restaurants, Inc.	2,002	51,491
Landstar System, Inc.*	2,288	87,036
Lattice Semiconductor Corp.*	9,724	94,128
Lennox International, Inc.	4,004	66,867
Lexar Media, Inc.*	4,862	84,745
Lexington Corporate Properties Trust	2,860	57,743
Liberty Corp.	1,430	64,622
LifePoint Hospitals, Inc.*	3,432	101,072
Ligand Pharmaceuticals, Inc.—Class B*	5,434	79,825
Lin TV Corp.*	2,288	59,053
Lincoln Electric Holdings, Inc.	2,860	70,756
Linens ‘n Things, Inc.*	6,292	189,263
Littelfuse, Inc.*	1,716	49,455
Lone Star Technologies, Inc.*	2,288	36,562
Longs Drug Stores Corp.	6,292	155,664
Longview Fibre Co.	4,862	60,046
LookSmart, Ltd.*	52,910	82,011
Louisiana-Pacific Corp.*	10,010	178,978
LTX Corp.*	6,292	94,569
M/I Schottenstein Homes, Inc.	858	33,505
Macdermid, Inc.	3,718	127,304
Macrovision Corp.*	9,438	213,205
MAF Bancorp, Inc.	2,002	83,884
Magma Design Automation, Inc.*	3,146	73,428
Magnum Hunter Resources, Inc.*	6,292	59,837
Manhattan Associates, Inc.*	2,002	55,335
Manitowoc Co.	2,288	71,386
Manufactured Home Communities, Inc.	3,432	129,215
Martek Biosciences Corp.*	2,002	130,070
MascoTech, Inc. (a)*	1,386	0
Massey Energy Co.	12,584	261,747
Matthews International Corp.—Class A	2,574	76,165
Maverick Tube Corp.*	6,864	132,132
Maximus, Inc.*	2,574	100,721
MB Financial, Inc.	1,289	46,920
Medarex, Inc.*	6,864	42,763
Mentor Corp.	3,718	89,455
Mentor Graphics Corp.*	6,292	91,486
Mercury Computer Systems, Inc.*	2,002	49,850
Meritage Corp.*	858	56,894
Methode Electronics, Inc.—Class A	3,146	38,476
MFA Mortgage Investments, Inc.	5,434	52,982
MGE Energy, Inc.	2,288	72,095
MGI Pharma, Inc.*	4,290	176,533
Micrel, Inc.*	6,292	98,029
Micromuse, Inc.*	5,148	35,521
Micros Systems, Inc.*	1,430	62,005
Microsemi Corp.*	6,292	154,657
MicroStrategy, Inc.*	858	45,028
Mid-America Apartment Communities, Inc.	1,430	48,019
Mid-State Bancshares	2,002	50,931
Millennium Chemicals, Inc.	6,006	76,156
Minerals Technologies, Inc.	1,430	84,728
MKS Instruments, Inc.*	2,288	66,352
Modine Manufacturing Co.	2,002	54,014
Monaco Coach Corp.*	2,288	54,454
Moog, Inc.—Class A*	1,430	70,642
Movie Gallery, Inc.*	2,288	42,740

See accompanying notes to the financial statements.

24

PROFUNDS VP ProFund VP UltraSmall-Cap	Schedule of Portfolio Investments December 31, 2003

Common Stocks, continued

	Shares	Value

MPS Group, Inc.*	12,584	$117,660
MRO Software, Inc.*	10,010	134,735
Mueller Industries, Inc.*	4,290	147,404
Mykrolis Corp.*	2,860	45,989
Myriad Genetics, Inc.*	8,008	102,983
National Health Investors, Inc.	3,146	78,272
Nationwide Health Properties, Inc.	8,294	162,148
Navigant Consulting Co.*	4,576	86,303
NBTY, Inc.*	4,862	130,593
NCO Group, Inc.*	1,716	39,073
NDCHealth Corp.	7,150	183,182
Nektar Therapeutics*	4,290	58,387
Net.B@nk, Inc.	4,576	61,090
NetIQ Corp.*	4,862	64,422
New Century Financial Corp.	2,574	102,111
New Jersey Resources Corp.	3,432	132,166
Newcastle Investment Corp.	4,576	124,010
Newport Corp.*	3,718	61,459
NII Holdings, Inc.—Class B*	1,144	85,377
Nordson Corp.	2,288	79,005
Northwest Airlines Corp. Class A*	5,720	72,186
Northwest Natural Gas Co.	3,432	105,534
Novastar Financial, Inc.	1,716	73,719
NPS Pharmaceuticals, Inc.*	2,574	79,125
Oceaneering International, Inc.*	2,002	56,056
Ocular Sciences, Inc.*	1,716	49,266
Odyssey Healthcare, Inc.*	2,860	83,684
Offshore Logistics, Inc.*	3,146	77,140
Ohio Casualty Corp.*	5,148	89,369
Old Dominion Freight Line, Inc.*	858	29,241
Olin Corp.	6,578	131,955
OM Group, Inc.*	4,576	119,845
OmniVision Technologies, Inc.*	2,002	110,611
Onyx Pharmaceuticals, Inc.*	2,288	64,590
Openwave Systems, Inc.*	5,720	62,920
Orbital Sciences Corp.*	4,290	51,566
Oriental Financial Group, Inc.	4,523	116,241
Oshkosh Truck Corp.	2,860	145,946
OSI Pharmaceuticals, Inc.*	4,576	147,393
Overseas Shipholding Group, Inc.	1,430	48,692
Owens & Minor, Inc.	4,862	106,526
P.F. Chang’s China Bistro, Inc.*	2,288	116,413
Pacer International, Inc.*	2,002	40,480
Pacific Capital Bancorp	3,146	115,836
Pacific Sunwear of California, Inc.*	6,578	138,927
PalmOne, Inc.*	2,574	30,245
Panera Bread Co.*	2,574	101,750
Parametric Technology Corp.*	20,306	80,006
PAREXEL International Corp.*	2,288	37,203
Park Electrochemical Corp.	4,290	113,642
Parkway Properties, Inc.	858	35,693
Patina Oil & Gas Corp.	4,004	196,157
Paxar Corp.*	4,862	65,151
Payless ShoeSource, Inc.*	9,438	126,469
Pediatrix Medical Group, Inc.*	2,002	110,290
Penn National Gaming, Inc.*	2,860	66,009
Pennsylvania REIT	3,146	114,200
Penwest Pharmaceuticals Co.*	6,292	108,726
Pep Boys-Manny, Moe & Jack	5,720	130,816
Per-Se Technologies, Inc.*	2,574	39,279

Common Stocks, continued

	Shares	Value

Perot Systems Corp.—Class A*	6,864	$92,527
Perrigo Co.	5,720	89,918
PETCO Animal Supplies, Inc.*	3,432	104,504
Philadelphia Consolidated Holding Corp.*	1,430	69,827
Photon Dynamics, Inc.*	6,578	264,698
Photronics, Inc.*	4,576	91,154
Pinnacle Systems, Inc.*	6,864	58,550
Plains Exploration & Production Co.*	3,432	52,818
Planar Systems, Inc.*	2,574	62,600
Plantronics, Inc.*	10,582	345,502
Plexus Corp.*	3,718	63,838
PNM Resources, Inc.	3,718	104,476
PolyMedica Corp.	1,716	45,148
PolyOne Corp.*	8,580	54,826
Post Properties, Inc.	5,148	143,732
Potlatch Corp.	2,288	79,554
Power Integrations, Inc.*	2,288	76,556
Power-One, Inc.*	6,006	65,045
Powerwave Technologies, Inc.*	6,292	48,134
Prentiss Properties Trust	2,860	94,351
Price Communications Corp.*	10,582	145,291
PRICELINE.COM, Inc.*	1,716	30,716
PRIMEDIA, Inc.*	14,014	39,660
Priority Healthcare Corp.—Class B*	3,146	75,850
ProAssurance Corp.*	2,002	64,364
Progress Software Corp.*	2,288	46,812
ProQuest Co.*	3,718	109,495
Provident Bankshares Corp.	7,436	218,915
Provident Financial Services, Inc.	7,436	140,540
Province Healthcare Co.*	4,290	68,640
PS Business Parks, Inc.	2,574	106,203
PSS World Medical, Inc.*	6,292	75,944
Quanex Corp.	1,430	65,923
Quanta Services, Inc.*	6,864	50,107
Quantum Corp.*	13,442	41,939
Quest Software, Inc.*	3,718	52,796
Quiksilver, Inc.*	8,294	147,053
R & G Financial Corp.—Class B	2,860	113,828
RAIT Investment Trust	2,574	65,894
Ralcorp Holdings, Inc.*	5,720	179,380
RARE Hospitality International, Inc.*	3,432	83,878
Rayovac Corp.*	2,860	59,917
Reckson Associates Realty Corp.	4,576	111,197
Redwood Trust, Inc.	2,574	130,888
Regal-Beloit Corp.	2,002	44,044
Regeneron Pharmaceuticals, Inc.*	3,146	46,278
RehabCare Group, Inc.*	2,860	60,804
Reliance Steel & Aluminum Co.	2,288	75,984
REMEC, Inc.*	8,008	67,347
Remington Oil & Gas Corp.*	2,002	39,419
Republic Bancorp, Inc.	4,862	65,588
Resources Connection, Inc.*	1,716	46,864
Retek, Inc.*	10,010	92,893
Rewards Network, Inc.*	2,002	21,341
RF Micro Devices, Inc.*	16,302	163,835
RLI Corp.	1,716	64,281
Rock-Tenn Co.	2,288	39,491
Rogers Corp.*	1,430	63,092
Rollins, Inc.	2,860	64,493
Roper Industries, Inc.	4,290	211,324

See accompanying notes to the financial statements.

25

PROFUNDS VP ProFund VP UltraSmall-Cap	Schedule of Portfolio Investments December 31, 2003

Common Stocks, continued

	Shares	Value

Roxio, Inc.*	23,166	$110,965
Royal Gold, Inc.	1,430	29,930
RSA Security, Inc.*	4,290	60,918
Ruddick Corp.	2,860	51,194
Rudolph Technologies, Inc.*	5,434	133,350
Russell Corp.	2,288	40,177
Ryan’s Family Steak Houses, Inc.*	4,004	60,621
SafeNet, Inc.*	858	26,401
Saga Communications, Inc.*	3,146	58,295
Saxon Capital, Inc.*	2,574	53,925
ScanSource, Inc.*	858	39,142
School Specialty, Inc.*	1,430	48,634
Schulman (A.), Inc.	2,574	54,878
Scientific Games Corp.—Class A*	4,576	77,838
SCP Pool Corp.*	1,716	56,079
Seacoast Financial Services Corp.	2,288	62,714
SEACOR SMIT, Inc.*	2,574	108,185
Select Comfort Corp.*	1,716	42,488
Select Medical Corp.	4,004	65,185
Selective Insurance Group, Inc.	2,574	83,295
Semtech Corp.*	6,578	149,518
Senior Housing Properties Trust	4,290	73,917
Sensient Technologies Corp.	5,434	107,430
SERENA Software, Inc.*	2,002	36,737
Serologicals Corp.*	8,866	164,908
Sharper Image Corp.*	3,432	112,055
Shaw Group, Inc.*	13,442	183,081
Shuffle Master, Inc.*	5,720	198,026
Sierra Health Services, Inc.*	5,434	149,163
Sierra Pacific Resources*	11,154	81,870
Silicon Storage Technology, Inc.*	7,436	81,796
Silicon Valley Bancshares*	2,574	92,844
Simpson Manufacturing Co., Inc.*	1,430	72,730
Sinclair Broadcast Group—Class A*	4,862	72,541
Six Flags, Inc.*	8,866	66,672
SkyWest, Inc.	5,434	98,464
Skyworks Solutions, Inc.*	13,156	114,457
SL Green Realty Corp.	4,004	164,364
Smith (A.O.) Corp.	1,430	50,122
Sohu.com, Inc.*	2,574	77,246
Sola International, Inc.*	2,002	37,638
Solutia, Inc.*	10,010	3,604
Sonic Automotive, Inc.	4,004	91,772
Sonic Corp.*	3,718	113,845
SonoSite, Inc.*	4,862	104,241
Sonus Networks, Inc.*	18,876	142,703
Sotheby’s Holdings, Inc.—Class A*	4,004	54,695
Sourcecorp*	1,430	36,651
South Financial Group, Inc.	4,290	119,519
South Jersey Industries, Inc.	2,002	81,081
Southern Union Co.*	7,722	142,085
Southwest Bancorporation of Texas, Inc.	2,574	100,000
Southwest Gas Corp.	3,718	83,469
Southwestern Energy Co.*	4,862	116,202
Sovran Self Storage, Inc.	1,144	42,500
Spartech Corp.	2,002	49,329
Spherion Corp.*	8,008	78,398
Spinnaker Exploration Co.*	4,004	129,209
St. Mary Land & Exploration Co.	2,574	73,359
Stage Stores, Inc.*	1,144	31,918

Common Stocks, continued

	Shares	Value

Standard Pacific Corp.	4,290	$208,280
Staten Island Bancorp, Inc.	13,442	302,446
Steel Dynamics, Inc.*	3,432	80,618
Sterling Bancorp	6,864	195,624
Sterling Bancshares, Inc.	3,718	49,561
Sterling Financial Corp.*	1,144	39,159
Stewart & Stevenson Services, Inc.	4,004	56,256
Stewart Enterprises, Inc.—Class A*	9,152	51,983
Stewart Information Services Corp.	1,430	57,987
Stone Energy Corp.*	3,432	145,688
Strayer Education, Inc.	858	93,376
Stride Rite Corp.	4,576	52,075
Summit Properties, Inc.	2,574	61,827
Sun Communities, Inc.	1,144	44,273
Sunrise Assisted Living, Inc.*	3,432	132,956
Superior Energy Services, Inc.*	4,576	43,014
Superior Industries International, Inc.	3,146	136,914
SurModics, Inc.*	1,144	27,342
Susquehanna Bancshares, Inc.	3,718	92,987
Swift Energy Co.*	10,010	168,669
SWS Group, Inc.	2,574	45,817
Sybase, Inc.*	12,870	264,864
Sybron Dental Special, Inc.*	3,432	96,439
Sycamore Networks, Inc.*	15,730	82,425
Sylvan Learning Systems, Inc.*	3,146	90,573
Symyx Technologies, Inc.*	2,002	41,141
Take-Two Interactive Software, Inc.*	3,432	98,876
Tanger Factory Outlet Centers, Inc.	1,716	69,841
Tanox, Inc.*	2,288	33,977
Taubman Centers, Inc.	4,004	82,482
Techne Corp.*	5,434	205,297
Technitrol, Inc.*	5,148	106,770
Tecumseh Products Co.	1,430	69,255
Tekelec*	4,862	75,604
Teledyne Technologies, Inc.*	4,290	80,867
Telik, Inc.*	2,860	65,809
Terex Corp.*	4,004	114,034
Terrayon Communication Systems, Inc.*	6,292	28,314
Tesoro Petroleum Corp.*	5,434	79,173
Tetra Tech, Inc.*	4,576	113,759
TETRA Technologies, Inc.*	1,716	41,596
Texas Industries, Inc.	2,002	74,074
Texas Regional Bancshares, Inc.—Class A	2,002	74,074
The Medicines Co.*	4,004	117,958
The Men’s Wearhouse, Inc.*	3,146	78,681
The Phoenix Companies, Inc.	8,866	106,747
The Sports Authority, Inc.*	1,716	65,894
The Warnaco Group, Inc.*	13,156	209,838
Thomas & Betts Corp.	9,152	209,489
Thor Industries, Inc.	1,716	96,474
Thoratec Corp.*	4,576	59,534
THQ, Inc.*	3,432	58,035
Tibco Software, Inc.*	8,008	54,214
Titan Corp.*	10,296	224,555
Tom Brown, Inc.*	2,860	92,235
Too, Inc.*	13,442	226,901
Toro Co.	3,146	145,974
Town & Country Trust	2,574	65,251
Tractor Supply Co.*	2,574	100,103
Transaction Systems Architects, Inc.*	3,146	71,194

See accompanying notes to the financial statements.

26

PROFUNDS VP ProFund VP UltraSmall-Cap	Schedule of Portfolio Investments December 31, 2003

Common Stocks, continued

	Shares	Value

Tredegar Corp.	2,860	$44,416
Trimble Navigation, Ltd.*	2,860	106,506
Trimeris, Inc.*	2,574	54,003
Trinity Industries, Inc.	3,146	97,023
TriQuint Semiconductor, Inc.*	12,870	90,991
Triumph Group, Inc.*	2,288	83,283
Trust Co. of New Jersey	1,716	68,091
TrustCo Bank Corp. NY	12,012	157,958
Tuesday Morning Corp.*	1,144	34,606
Tularik, Inc.*	4,004	64,665
Tupperware Corp.	10,868	188,451
UCBH Holdings, Inc.	4,004	156,036
UICI*	3,432	45,577
UIL Holdings Corp.	7,436	335,363
Ultratech Stepper, Inc.*	1,716	50,399
UMB Financial Corp.	1,430	67,982
Umpqua Holdings Corp.	2,574	53,513
Unisource Energy Corp.	2,574	63,475
Unit Corp.*	3,432	80,824
United Auto Group, Inc.	1,430	44,759
United National Bancorp	1,716	61,313
United Natural Foods, Inc.*	1,716	61,622
United Online, Inc.*	3,718	62,425
United Rentals, Inc.*	7,150	137,710
United Stationers, Inc.*	2,860	117,031
United Surgical Partners International, Inc.*	1,430	47,876
United Therapeutics Corp.*	1,430	32,819
Universal Compression Holdings, Inc.*	2,574	67,336
Universal Corp.	2,288	101,061
Universal Forest Products, Inc.	1,430	46,017
Universal Health Realty Income Trust	6,864	206,606
Unizan Financial Corp.	2,002	40,541
Unova, Inc.*	4,290	98,456
Urban Outfitters, Inc.*	2,288	84,770
US Oncology, Inc.*	6,578	70,779
USEC, Inc.	7,722	64,865
USF Corp.	2,574	88,005
USG Corp.*	3,432	56,868
ValueClick, Inc.*	6,292	57,131
Varian Semiconductor Equipment Associates, Inc.*	4,576	199,926
Varian, Inc.*	3,718	155,152
VCA Antech, Inc.*	2,860	88,603
Veeco Instruments, Inc.*	2,002	56,456
Ventana Medical Systems, Inc.*	1,144	45,074
Ventas, Inc.	7,436	163,592
Vertex Pharmaceuticals, Inc.*	7,150	73,145
Viasys Healthcare, Inc.*	2,860	58,916
Vicuron Pharmaceuticals, Inc.*	4,290	80,009
Vignette Corp.*	20,020	45,445
Vintage Petroleum, Inc.	4,576	55,049
Visteon Corp.	12,298	128,022
VISX, Inc.*	6,578	152,281
Vitesse Semiconductor Corp.*	19,734	115,839
W Holding Co., Inc.	6,292	117,094
W-H Energy Services, Inc.*	2,002	32,432
Wabash National Corp.*	2,288	67,038
Wabtec Corp.	2,860	48,734
Washington Group International, Inc.*	2,288	77,723

Common Stocks, continued

	Shares	Value

Washington REIT	4,576	$133,619
Waste Connections, Inc.*	2,574	97,220
Watson Wyatt & Company Holdings*	3,146	75,976
Wausau-Mosinee Paper Corp.	3,432	46,401
Waypoint Financial Corp.	3,718	80,643
WD-40 Co.	1,430	50,565
WebEx Communications, Inc.*	2,288	45,989
webMethods, Inc.*	4,290	39,254
Websense, Inc.*	1,716	50,176
Weis Markets, Inc.	858	31,145
Wesbanco, Inc.	2,574	71,274
Westar Energy, Inc.	6,292	127,413
Westcorp	1,144	41,813
Western Wireless Corp.—Class A*	4,862	89,266
WFS Financial, Inc.*	1,144	48,574
White Electronic Designs Corp.*	23,166	203,862
Wilson Greatbatch Technologies, Inc.*	3,718	157,159
Wind River Systems, Inc.*	6,578	57,623
Winnebago Industries, Inc.	1,144	78,650
Wintrust Financial Corp.	1,430	64,493
Wireless Facilities, Inc.*	2,574	38,250
WMS Industries, Inc.*	4,004	104,904
Wolverine World Wide, Inc.	5,434	110,745
Woodward Governor Co.	572	32,507
Wright Medical Group, Inc.*	2,574	78,353
Yankee Candle Co., Inc.*	2,860	78,164
Yellow Roadway Corp.*	3,183	115,129
York International Corp.	4,576	168,397
Zale Corp.*	2,860	152,152
Zoran Corp.*	8,580	149,206

TOTAL COMMON STOCKS (Cost $67,113,927)		73,967,385

U.S. Government Agency Obligations (22.3%)

	Principal Amount
Federal National Mortgage Association, 0.50%, 01/02/04	$19,643,000	19,642,727

TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS (Cost $19,642,727)		19,642,727

TOTAL INVESTMENT SECURITIES (Cost $86,756,654)—106.2%		93,610,112
Net other assets (liabilities)—(6.2)%		(5,444,882)

NET ASSETS—100.0%		$88,165,230

See accompanying notes to the financial statements.

27

PROFUNDS VP ProFund VP UltraSmall-Cap	Schedule of Portfolio Investments December 31, 2003

Futures Contracts Purchased

	Contracts	Unrealized Appreciation (Depreciation)
Russell 2000 Futures Contract expiring March 2004 (Underlying face amount at value $60,882,000)	219	$1,246,624
Futures Contracts Sold
E-Mini Russell 2000 Futures Contract expiring March 2004 (Underlying face amount at value $1,334,400)	24	$3,504
Swap Agreements

	Units	Unrealized Appreciation (Depreciation)
Equity Index Swap Agreement based on the Russell 2000 Index expiring 03/26/04 (Underlying notional amount at value $7,400,868)	13,289	$30,118
Equity Index Swap Agreement based on the Russell 2000 Index expiring 02/27/04 (Underlying notional amount at value $35,125,135)	63,071	291,909

ProFund VP UltraSmall-Cap invested, as a percentage of net assets, in the following industries, as of December 31, 2003:

Advertising	0.4%
Aerospace/Defense	1.1%
Agriculture	0.3%
Airlines	0.9%
Apparel	1.1%
Auto Manufacturers	0.2%
Auto Parts & Equipment	1.0%
Banks	4.6%
Biotechnology	1.5%
Building Materials	0.7%
Chemicals	2.4%
Coal	0.5%
Commercial Services	2.8%
Computers	2.2%
Distribution/Wholesale	0.6%
Diversified Financial Services	1.1%
Electric	1.9%
Electrical Components & Equipment	0.7%
Electronics	3.4%

Engineering & Construction	0.5%
Entertainment	0.9%
Environmental Control	0.3%
Food	1.2%
Forest Products & Paper	0.5%
Gas	1.0%
Hand/Machine Tools	0.4%
Healthcare—Products	3.1%
Healthcare—Services	1.9%
Home Builders	0.9%
Household Products/Wares	1.2%
Housewares	0.2%
Insurance	1.9%
Internet	2.4%
Iron/Steel	0.5%
Leisure Time	0.5%
Lodging	0.4%
Machinery—Construction & Mining	0.3%
Machinery—Diversified	1.3%
Media	1.0%
Metal Fabricate/Hardware	0.8%
Mining	0.3%
Miscellaneous Manufacturing	1.5%
Office/Business Equipment	0.1%
Oil & Gas	2.4%
Oil & Gas Services	0.7%
Packaging & Containers	0.2%
Pharmaceuticals	3.6%
Pipelines	0.1%
Real Estate	0.2%
Real Estate Investment Trust	6.5%
Retail	5.7%
Savings & Loans	2.3%
Semiconductors	3.8%
Software	3.4%
Telecommunications	3.0%
Textiles	0.1%
Transportation	1.2%
Trucking & Leasing	0.1%
Water	0.1%
Other**	16.1%

*	Non-income producing security
**	Including debt securities, repurchase agreements, options purchased, and net other assets (liabilities).
(a)	Escrowed Security

See accompanying notes to the financial statements.

28

PROFUNDS VP

ProFund VP UltraSmall-Cap

Statement of Assets and Liabilities

December 31, 2003
Assets:
Investment securities, at value (cost $86,756,654)	$93,610,112
Cash	1,116,547
Segregated cash balances with brokers for futures contracts	4,866,723
Dividends and interest receivable	95,202
Receivable for investments sold	46,478,925
Receivable for capital shares issued	212
Unrealized appreciation on swap agreements	322,027
Prepaid expenses	256

Total Assets	146,490,004

Liabilities:
Payable for capital shares redeemed	56,879,713
Variation margin on futures contracts	1,259,861
Advisory fees payable	70,806
Management services fees payable	14,161
Administration fees payable	3,820
Administrative services fees payable	41,187
Distribution fees payable	22,143
Other accrued expenses	33,083

Total Liabilities	58,324,774

Net Assets	$88,165,230

Net Assets consist of:
Capital	$66,950,248
Accumulated net realized gains (losses) on investments	12,789,369
Net unrealized appreciation (depreciation) on investments	8,425,613

Net Assets	$88,165,230

Shares of Beneficial Interest Outstanding	3,019,117

Net Asset Value (offering and redemption price per share)	$29.20

Statement of Operations

For the year ended December 31, 2003
Investment Income:
Dividends	$461,871
Interest	254,086

Total Investment Income	715,957

Expenses:
Advisory fees	407,248
Management services fees	81,450
Administration fees	25,619
Transfer agency and administrative service fees	301,040
Distribution fees	135,285
Custody fees	53,283
Fund accounting fees	45,278
Other fees	39,076

Total Gross Expenses before reductions	1,088,279
Less Expenses reduced by the Advisor	(13,984)

Total Net Expenses	1,074,295

Net Investment Income (Loss)	(358,338)

Realized and Unrealized Gains (Losses) on Investments:
Net realized gains (losses) on investment securities	2,974,482
Net realized gains (losses) on futures contracts	9,913,690
Net realized gains (losses) on swap agreements	11,614,386
Change in net unrealized appreciation/depreciation on investments	8,893,996

Net Realized and Unrealized Gains (Losses) on Investments	33,396,554

Change in Net Assets Resulting from Operations	$33,038,216

See accompanying notes to the financial statements.

29

PROFUNDS VP

ProFund VP UltraSmall-Cap

Statements of Changes in Net Assets

	For the year ended December 31, 2003	For the year ended December 31, 2002
From Investment Activities:
Operations:
Net investment income (loss)	$(358,338)	$(322,840)
Net realized gains (losses) on investments	24,502,558	(12,936,146)
Change in net unrealized appreciation/depreciation on investments	8,893,996	(12,513,542)

Change in net assets resulting from operations	33,038,216	(25,772,528)

Capital Transactions:
Proceeds from shares issued	654,391,278	914,822,517
Cost of shares redeemed	(629,825,235)	(947,529,845)

Change in net assets resulting from capital transactions	24,566,043	(32,707,328)

Change in net assets	57,604,259	(58,479,856)
Net Assets:
Beginning of period	30,560,971	89,040,827

End of period	$88,165,230	$30,560,971

Accumulated net investment income (loss)	$—	$22,364

Share Transactions:
Issued	30,573,273	45,257,718
Redeemed	(29,641,933)	(46,661,053)

Change in shares	931,340	(1,403,335)

See accompanying notes to the financial statements.

30

PROFUNDS VP

ProFund VP UltraSmall-Cap

Financial Highlights

Selected data for a share of beneficial interest outstanding throughout the periods indicated.

	For the year ended December 31, 2003		For the year ended December 31, 2002		For the year ended December 31, 2001		For the year ended December 31, 2000		For the period October 18, 1999(a) through December 31, 1999
Net Asset Value, Beginning of Period	$14.64		$25.51		$27.61		$35.99		$30.00

Net investment income (loss)	(0.14	)(b)	(0.16	)(b)	(0.17	)(b)	(0.04	)(b)	0.06	(b)
Net realized and unrealized gains (losses) on investments	14.70		(10.71)		(1.93)		(7.90)		5.93

Total income (loss) from investment activities	14.56		(10.87)		(2.10)		(7.94)		5.99

Distributions to Shareholders From:
Net investment income	—		—		—		(0.02)		—
Net realized gains on investments	—		—		—		(0.42)		—

Total distributions	—		—		—		(0.44)		—

Net Asset Value, End of Period	$29.20		$14.64		$25.51		$27.61		$35.99

Total Return	99.45%		(42.61)%		(7.61)%		(22.14)%		19.97	%(c)
Ratios to Average Net Assets:
Gross expenses(d)	2.00%		2.15%		2.11%		2.24%		2.53%
Net expenses(d)	1.98%		1.98%		2.11%		1.95%		1.70%
Net investment income (loss)(d)	(0.66)%		(0.78)%		(0.69)%		(0.12)%		1.75%
Supplemental Data:
Net assets, end of period (000’s)	$88,165		$30,561		$89,041		$33,388		$9,804
Portfolio turnover rate(e)	572%		1,511%		842%		1,971%		686	%(c)

(a)	Commencement of operations
(b)	Per share net investment income (loss) has been calculated using the daily average shares method.
(c)	Not annualized for periods less than one year.
(d)	Annualized for periods less than one year.
(e)	Portfolio turnover rate is calculated without regard to instruments (including options, swap agreements and futures contracts) having a maturity of less than one year.

See accompanying notes to the financial statements.

31

ProFund VP UltraOTC

The ProFund VP UltraOTC seeks daily investment results, before fees and expenses, that correspond to twice the daily performance of the NASDAQ-100® Index. For the year ended December 31, 2003, the Fund had a total return of 102.67%1, compared to a return of 49.12%2 for the Index. For the year, the Fund achieved an average daily statistical correlation of over 0.99 to 200% the daily performance of the Index.3

The Fund applies a mathematical approach to investing. In doing so it takes positions in securities and/or financial instruments that, in combination, should have similar daily return characteristics as twice that of the Index. The NASDAQ-100 Index represents the largest non-financial domestic and international issues listed on The NASDAQ Stock Market. To be eligible for inclusion companies cannot be in bankruptcy proceedings and must meet certain additional criteria including minimum trading volume and “seasoning,” requirements. The Index is calculated under a modified capitalization-weighted methodology.

The NASDAQ-100 Index stayed true to form in 2003 with a 44% technology allocation. This heavy weighting in technology, as well as in mid-cap issues, allowed the index to beat the broader market indices such as the S&P 500. This index is typically much more sensitive to changes in the economy than are the broader indices, such that it tends to outperform in years that the broader market does well, and underperform in years that the broader market does poorly. This year was no exception. Of the ten highest weighted constituents of the Index at the beginning of the year, the top performer in terms of stock price return was Intel Corp (+105.85%) while the worst was Microsoft Corp. (+5.88%). Since this Fund has a daily investment objective that is greater than 100% of the daily performance of the benchmark index, it was impacted proportionally more by the daily performance of the benchmark index and by the factors affecting the index.

Value of a $10,000 Investment*

* The line graph represents historical performance of a hypothetical investment of $10,000 in the ProFund VP UltraOTC from October 18, 1999 to December 31, 2003 assuming the reinvestment of distributions.

Average Annual Total Return as of 12/31/031

	1 Year	3 Year	Since Inception (10/18/99)

ProFund VP UltraOTC	102.67%	(41.82)%	(39.15)%

NASDAQ-100 Index	49.12%	(14.42)%	(10.70)%

1 Past performance does not guarantee future results. Total return calculations assume the reinvestment of distributions and do not reflect the effect of taxes. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and net asset value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. During the period, certain fees were reduced. If such fee reductions had not occurred, the quoted performance would be lower. Performance numbers are net of all Fund expenses but do not include any insurance, sales, or administrative charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower.

2 The NASDAQ-100 Index is a price return index and does not reflect the reinvestment of dividends, the impact of transaction costs, nor the deduction of expenses associated with a mutual fund such as investment management and accounting fees. It is not possible to invest directly in an index. The Fund’s performance does reflect the reinvestment of dividends, the impact of transaction costs and the deduction of fees and expenses.

3 1.00 equals perfect correlation.

The above information is not covered by the Report of Independent Auditors.

32

PROFUNDS VP ProFund VP UltraOTC	Schedule of Portfolio Investments December 31, 2003

Common Stocks (80.8%)

	Shares	Value
Adobe Systems, Inc.	17,892	$703,156
Altera Corp.*	42,316	960,573
Amazon.com, Inc.*	20,732	1,091,332
American Power Conversion Corp.*	15,620	381,909
Amgen, Inc.*	47,144	2,913,499
Apollo Group, Inc.—Class A*	13,916	946,288
Apple Computer, Inc.*	39,760	849,671
Applied Materials, Inc.*	66,740	1,498,313
ATI Technologies, Inc.*	18,744	283,409
BEA Systems, Inc.*	29,252	359,800
Bed Bath & Beyond, Inc.*	31,240	1,354,254
Biogen Idec, Inc.	29,536	1,086,334
Biomet, Inc.	26,980	982,342
Broadcom Corp.—Class A*	16,188	551,849
C.H. Robinson Worldwide, Inc.	6,532	247,628
Career Education Corp.*	7,952	318,637
CDW Corp.*	6,816	393,692
Cephalon, Inc.*	3,976	192,478
Check Point Software Technologies, Ltd.*	19,028	320,051
Chiron Corp.*	20,448	1,165,332
Cintas Corp.	16,188	811,504
Cisco Systems, Inc.*	193,120	4,690,886
Citrix Systems, Inc.*	15,336	325,277
Comcast Corp.—Special Class A*	74,408	2,445,791
Compuware Corp.*	18,460	111,498
Comverse Technology, Inc.*	15,336	269,760
Costco Wholesale Corp.*	19,028	707,461
Dell, Inc.	73,272	2,488,318
DENTSPLY International, Inc.	5,964	269,394
Dollar Tree Stores, Inc.*	8,520	256,111
eBay, Inc.*	37,488	2,421,350
EchoStar Communications Corp.— Class A*	19,880	675,920
Electronic Arts, Inc.*	23,288	1,112,701
Expeditors International of Washington, Inc.	7,952	299,472
Express Scripts, Inc.—Class A*	5,396	358,456
Fastenal Co.	5,680	283,659
First Health Group Corp.*	7,668	149,219
Fiserv, Inc.*	19,028	751,796
Flextronics International, Ltd.*	44,588	661,685
Garmin, Ltd.*	7,668	417,753
Gentex Corp.*	6,248	275,912
Genzyme Corp.—General Division*	21,868	1,078,967
Gilead Sciences, Inc.*	15,620	908,148
Henry Schein, Inc.*	3,124	211,120
Intel Corp.	177,216	5,706,356
InterActiveCorp*	59,356	2,013,949
Intersil Corp.—Class A*	10,792	268,181
Intuit, Inc.*	20,164	1,066,877
Invitrogen Corp.*	3,692	258,440
JDS Uniphase Corp.*	124,676	455,067
Juniper Networks, Inc.*	19,880	371,358
KLA-Tencor Corp.*	18,176	1,066,386
Lam Research Corp.*	10,508	339,408
Lamar Advertising Co.*	6,532	243,774
Level 3 Communications, Inc.*	51,972	296,240
Lincare Holdings, Inc.*	7,384	221,742
Linear Technology Corp.	32,944	1,385,954
Marvell Technology Group Ltd.*	9,372	355,480
Maxim Integrated Products, Inc.	35,784	1,782,043

Common Stocks, continued

	Shares	Value
MedImmune, Inc.*	21,016	$533,806
Mercury Interactive Corp.*	7,384	359,158
Microchip Technology, Inc.	13,348	445,289
Microsoft Corp.	289,112	7,962,144
Millennium Pharmaceuticals, Inc.*	25,560	477,205
Molex, Inc.	7,668	267,537
Network Appliance, Inc.*	28,116	577,221
Nextel Communications, Inc.—Class A*	105,932	2,972,452
Novellus Systems, Inc.*	12,212	513,515
NVIDIA Corp.*	13,632	316,944
Oracle Corp.*	169,264	2,234,285
PACCAR, Inc.	10,224	870,267
PanAmSat Corp.*	15,904	342,890
Patterson Dental Co.*	5,112	327,986
Patterson-UTI Energy, Inc.*	6,532	215,033
Paychex, Inc.	28,116	1,045,915
PeopleSoft, Inc.*	40,328	919,478
Petsmart, Inc.*	11,076	263,609
Pixar Animation Studios*	4,260	295,175
QLogic Corp.*	7,668	395,669
Qualcomm, Inc.	74,976	4,043,456
Research in Motion Ltd.*	6,248	417,554
Ross Stores, Inc.	11,928	315,257
Ryanair Holdings PLC ADR	4,828	244,490
Sandisk Corp.*	5,680	347,275
Sanmina-SCI Corp.*	42,600	537,186
Siebel Systems, Inc.*	45,440	630,253
Sigma-Aldrich Corp.	5,396	308,543
Smurfit-Stone Container Corp.*	19,028	353,350
Staples, Inc.*	25,844	705,541
Starbucks Corp.*	42,600	1,408,356
Sun Microsystems, Inc.*	109,056	489,661
Symantec Corp.*	24,992	865,973
Synopsys, Inc.*	11,360	383,514
Tellabs, Inc.*	18,460	155,618
Teva Pharmaceutical Industries, Ltd. ADR	15,052	853,599
VeriSign, Inc.*	17,892	291,640
Veritas Software Corp.*	34,080	1,266,413
Whole Foods Market, Inc.*	4,544	305,039
Xilinx, Inc.*	35,500	1,375,270
Yahoo!, Inc.*	24,708	1,116,060

TOTAL COMMON STOCKS (Cost $68,290,961)		92,163,586

U.S. Government Agency Obligations (16.3%)

	Principal Amount
Federal National Mortgage Association, 0.50%, 01/02/04	$18,616,000	18,615,741

TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS (Cost $18,615,741)		18,615,741

TOTAL INVESTMENT SECURITIES (Cost $86,906,702)—97.1%		110,779,327
Net other assets (liabilities)—2.9%		3,298,019

NET ASSETS—100.0%		$114,077,346

See accompanying notes to the financial statements.

33

PROFUNDS VP ProFund VP UltraOTC	Schedule of Portfolio Investments December 31, 2003

Futures Contracts Purchased

	Contracts	Unrealized Appreciation (Depreciation)
NASDAQ Futures Contract expiring March 2004 (Underlying face amount at value $19,617,600)	134	$611,977
Swap Agreements

	Units	Unrealized Appreciation (Depreciation)
Equity Index Swap Agreement based on the NASDAQ-100 Index expiring 03/26/04 (Underlying notional amount at value $66,964,526)	45,619	$1,092,407
Equity Index Swap Agreement based on the NASDAQ-100 Index expiring 01/27/04 (Underlying notional amount at value $28,761,403)	19,593	433,408
Equity Index Swap Agreement based on the NASDAQ-100 Index expiring 01/27/04 (Underlying notional amount at value $21,197,122)	14,440	345,809

ProFund VP UltraOTC invested, as a percentage of net assets, in the following industries, as of December 31, 2003:

Advertising	0.2%
Airlines	0.2%
Auto Manufacturers	0.8%
Biotechnology	6.1%
Chemicals	0.3%
Commercial Services	2.2%
Computers	6.0%
Distribution/Wholesale	0.6%
Electrical Components & Equipment	0.6%
Electronics	1.7%
Food	0.3%
Healthcare—Products	1.6%
Healthcare—Services	0.2%
Internet	7.1%
Media	2.1%
Oil & Gas	0.2%
Packaging & Containers	0.3%
Pharmaceuticals	2.5%
Retail	4.4%
Semiconductors	15.0%
Software	14.7%
Telecommunications	12.5%
Textiles	0.7%
Transportation	0.5%
Other**	19.2%

*	Non-income producing security
**	Including debt securities, repurchase agreements, options purchased, and net other assets (liabilities).
ADR	American Depositary Receipt

See accompanying notes to the financial statements.

34

PROFUNDS VP

ProFund VP UltraOTC

Statement of Assets and Liabilities

December 31, 2003
Assets:
Investment securities, at value (cost $86,906,702)	$110,779,327
Cash	3,413
Segregated cash balances with brokers for futures contracts	2,706,727
Dividends and interest receivable	14,038
Receivable for capital shares issued	2,142,725
Unrealized appreciation on swap agreements	1,871,624
Prepaid expenses	524

Total Assets	117,518,378

Liabilities:
Payable for capital shares redeemed	3,138,519
Variation margin on futures contracts	95,612
Advisory fees payable	78,912
Management services fees payable	15,782
Administration fees payable	4,394
Administrative services fees payable	47,406
Distribution fees payable	25,261
Other accrued expenses	35,146

Total Liabilities	3,441,032

Net Assets	$114,077,346

Net Assets consist of:
Capital	$150,739,420
Accumulated net realized gains (losses) on investments	(63,018,300)
Net unrealized appreciation (depreciation) on investments	26,356,226

Net Assets	$114,077,346

Shares of Beneficial Interest Outstanding	37,552,573

Net Asset Value (offering and redemption price per share)	$3.04

Statement of Operations

For the year ended December 31, 2003
Investment Income:
Dividends	$129,731
Interest	100,310

Total Investment Income	230,041

Expenses:
Advisory fees	486,390
Management services fees	97,278
Administration fees	30,743
Transfer agency and administrative service fees	359,970
Distribution fees	161,256
Custody fees	47,918
Fund accounting fees	49,948
Other fees	46,850

Total Gross Expenses before reductions	1,280,353
Less Expenses reduced by the Advisor	(17,214)

Total Net Expenses	1,263,139

Net Investment Income (Loss)	(1,033,098)

Realized and Unrealized Gains (Losses) on Investments:
Net realized gains (losses) on investment securities	2,524,009
Net realized gains (losses) on futures contracts	9,545,519
Net realized gains (losses) on swap agreements	12,693,978
Change in net unrealized appreciation/depreciation on investments	21,201,036

Net Realized and Unrealized Gains (Losses) on Investments	45,964,542

Change in Net Assets Resulting from Operations	$44,931,444

See accompanying notes to the financial statements.

35

PROFUNDS VP

ProFund VP UltraOTC

Statements of Changes in Net Assets

	For the year ended December 31, 2003	For the year ended December 31, 2002
From Investment Activities:
Operations:
Net investment income (loss)	$(1,033,098)	$(901,925)
Net realized gains (losses) on investments	24,763,506	(62,271,783)
Change in net unrealized appreciation/depreciation on investments	21,201,036	(4,586,398)

Change in net assets resulting from operations	44,931,444	(67,760,106)

Capital Transactions:
Proceeds from shares issued	658,511,166	707,471,957
Cost of shares redeemed	(642,553,762)	(688,654,704)

Change in net assets resulting from capital transactions	15,957,404	18,817,253

Change in net assets	60,888,848	(48,942,853)
Net Assets:
Beginning of period	53,188,498	102,131,351

End of period	$114,077,346	$53,188,498

Accumulated net investment income (loss)	$—	$2,928

Share Transactions:
Issued	314,244,296	287,626,436
Redeemed	(312,092,062)	(273,382,614)

Change in shares	2,152,234	14,243,822

See accompanying notes to the financial statements.

36

PROFUNDS VP

ProFund VP UltraOTC

Financial Highlights

Selected data for a share of beneficial interest outstanding throughout the periods indicated.

	For the year ended December 31, 2003		For the year ended December 31, 2002		For the year ended December 31, 2001		For the year ended December 31, 2000		For the period October 18, 1999(a) through December 31, 1999
Net Asset Value, Beginning of Period	$1.50		$4.83		$15.44		$70.93		$30.00

Investment Activities:
Net investment income (loss)	(0.04	)(b)	(0.04	)(b)	(0.11	)(b)	(0.40	)(b)	(0.06)
Net realized and unrealized gains (losses) on investments	1.58		(3.29)		(10.50)		(51.29)		40.99

Total income (loss) from investment activities	1.54		(3.33)		(10.61)		(51.69)		40.93

Distributions to Shareholders From:
Net realized gains on investments	—		—		—		(3.80)		—

Net Asset Value, End of Period	$3.04		$1.50		$4.83		$15.44		$70.93

Total Return	102.67%		(68.94)%		(68.72)%		(73.37)%		136.43	%(c)
Ratios to Average Net Assets:
Gross expenses(d)	1.97%		2.08%		1.95%		1.65%		1.97%
Net expenses(d)	1.94%		1.98%		1.95%		1.65%		1.65%
Net investment income (loss)(d)	(1.59)%		(1.64)%		(1.60)%		(0.79)%		(0.77)%
Supplemental Data:
Net assets, end of period (000’s)	$114,077		$53,188		$102,131		$115,498		$67,898
Portfolio turnover rate(e)	768%		982%		465%		683%		101	%(c)

(a)	Commencement of operations
(b)	Per share net investment income (loss) has been calculated using the daily average shares method.
(c)	Not annualized for periods less than one year.
(d)	Annualized for periods less than one year.
(e)	Portfolio turnover rate is calculated without regard to instruments (including options, swap agreements and futures contracts) having a maturity of less than one year.

See accompanying notes to the financial statements.

37

ProFund VP Bear

The ProFund VP Bear seeks daily investment results, before fees and expenses, that correspond to the inverse of the daily performance of the S&P 500® Index. For the year ended December 31, 2003, the Fund had a total return of -24.59%1, compared to a return of 26.38%2 for the Index. For the year, the Fund achieved an average daily statistical correlation of over 0.99 to inverse the daily performance of the Index.3

The Fund applies a mathematical approach to investing. In doing so it takes positions in securities and/or financial instruments that, in combination, should have similar daily return characteristics as the inverse of the Index. The S&P 500 Index is a measure of large-cap U.S. stock market performance. It is a capitalization weighted index of 500 U.S. operating companies and REITS selected by an S&P committee through a non-mechanical process that factors criteria such as liquidity, price, market capitalization, financial viability, and public float. Reconstitution occurs both on a quarterly and on an ongoing basis.

The performance of the S&P 500 Index (and thus the Fund) was driven largely by systemic factors affecting the U.S. equity markets. Improving corporate profit projections and expectations that the interest rate environment would remain low supported higher equity valuations. Investor confidence in the improving economy seemed to outweigh any concerns over corporate scandals. Of the ten highest weighted constituents of the Index at the beginning of the year, the top performers in terms of stock price return were Citigroup (+37.94%), General Electric (+27.23%), and IBM (+19.59%), while the poorest performers were Merck (-13.77%), Johnson & Johnson (-3.82%), and WalMart (+5.03%.) Since this Fund is designed to have inverse (negative) daily correlation to the benchmark index, it was inversely affected by the daily performance of the index and the factors affecting the index.

Value of a $10,000 Investment*

* The line graph represents historical performance of a hypothetical investment of $10,000 in the ProFund VP Bear from January 22, 2001 to December 31, 2003 assuming the reinvestment of distributions.

Average Annual Total Return as of 12/31/031

	1 Year	Since Inception (1/22/01)

ProFund VP Bear	(24.59)%	2.17%

S&P 500 Index	26.38%	(6.22)%

1 Past performance does not guarantee future results. Total return calculations assume the reinvestment of distributions and do not reflect the effect of taxes. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and net asset value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. During the period, certain fees were reduced. If such fee reductions had not occurred, the quoted performance would be lower. Performance numbers are net of all Fund expenses but do not include any insurance, sales, or administrative charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower.

2 The S&P 500 Index is a price return index and does not reflect the reinvestment of dividends, the impact of transaction costs, nor the deduction of expenses associated with a mutual fund such as investment management and accounting fees. It is not possible to invest directly in an index. The Fund’s performance does reflect the reinvestment of dividends, the impact of transaction costs and the deduction of fees and expenses.

3 1.00 equals perfect correlation.

The above information is not covered by the Report of Independent Auditors.

38

PROFUNDS VP ProFund VP Bear	Schedule of Portfolio Investments December 31, 2003

U.S. Government Agency Obligations (38.4%)

	Principal Amount	Value
Federal Home Loan Bank, 0.50%, 01/02/04	$10,433,000	$10,432,855
Federal National Mortgage Association, 0.50%, 01/02/04	10,433,000	10,432,855

TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS (Cost $20,865,710)		20,865,710

U.S. Treasury Obligations (19.2%)
U. S. Treasury Bills, 0.50%, 01/02/04	10,433,000	10,432,855

TOTAL U.S. TREASURY OBLIGATIONS (Cost $10,432,855)		10,432,855

Repurchase Agreements (38.4%)
State Street Bank, 0.70%, 01/02/04, dated 12/31/03, with maturity value of $10,428,406 (Fully collateralized by a Federal Home Loan Mortgage Security)	10,428,000	10,428,000
UBS Bank, 0.70%, 01/02/04, dated 12/31/03, with maturity value of $10,433,406 (Fully collateralized by a Federal National Mortgage Association Security)	10,433,000	10,433,000

TOTAL REPURCHASE AGREEMENTS (Cost $20,861,000)		20,861,000

Options Purchased(NM)

	Contracts
S&P 500 Futures Call Option expiring January 2004 @ $1,375	250	875

TOTAL OPTIONS PURCHASED (Cost $4,250)		875

TOTAL INVESTMENT SECURITIES (Cost $52,163,815)—96.0%		52,160,440
Net other assets (liabilities)—4.0%		2,140,957

NET ASSETS—100.0%		$54,301,397

Futures Contracts Sold

	Contracts	Unrealized Appreciation (Depreciation)
S&P 500 Futures Contract expiring March 2004 (Underlying face amount at value $11,351,875)	41	$(403,610)
E-Mini S&P 500 Futures Contract expiring March 2004 (Underlying face amount at value $110,750)	2	(4,818)
Swap Agreements

	Units	Unrealized Appreciation (Depreciation)
Equity Index Swap Agreement based on the S&P 500 Index expiring 03/29/04 (Underlying notional amount at value $22,115,573)	19,890	$(328,707)
Equity Index Swap Agreement based on the S&P 500 Index expiring 01/29/04 (Underlying notional amount at value $20,832,052)	18,735	(311,286)

NM	Not meaningful, amount is less than 0.05%.

See accompanying notes to the financial statements.

39

PROFUNDS VP

ProFund VP Bear

Statement of Assets and Liabilities

December 31, 2003
Assets:
Investment securities, at value (cost $31,302,815)	$31,299,440
Repurchase agreements, at cost	20,861,000

Total Investments	52,160,440
Cash	28,951
Segregated cash balances with brokers for futures contracts	629,485
Interest receivable	406
Receivable for capital shares issued	2,279,453
Variation margin on futures contracts	4,139
Prepaid expenses	1,534

Total Assets	55,104,408

Liabilities:
Payable for capital shares redeemed	761
Unrealized depreciation on swap agreements	639,993
Advisory fees payable	51,752
Management services fees payable	10,350
Administration fees payable	3,058
Administrative services fees payable	33,371
Distribution fees payable	17,446
Other accrued expenses	46,280

Total Liabilities	803,011

Net Assets	$54,301,397

Net Assets consist of:
Capital	$84,955,697
Accumulated net realized gains (losses) on investments	(29,602,504)
Net unrealized appreciation (depreciation) on investments	(1,051,796)

Net Assets	$54,301,397

Shares of Beneficial Interest Outstanding	1,702,519

Net Asset Value (offering and redemption price per share)	$31.89

Statement of Operations

For the year ended December 31, 2003
Investment Income:
Interest	$1,188,036

Expenses:
Advisory fees	874,692
Management services fees	174,939
Administration fees	55,931
Transfer agency and administrative service fees	661,605
Distribution fees	291,048
Custody fees	62,851
Fund accounting fees	97,162
Other fees	90,962

Total Gross Expenses before reductions	2,309,190
Less Expenses reduced by the Advisor	(7,217)

Total Net Expenses	2,301,973

Net Investment Income (Loss)	(1,113,937)

Realized and Unrealized Gains (Losses) on Investments:
Net realized gains (losses) on investment securities	120,973
Net realized gains (losses) on futures contracts	(14,914,535)
Net realized gains (losses) on swap agreements	(13,297,420)
Change in net unrealized appreciation/depreciation on investments	(639,307)

Net Realized and Unrealized Gains (Losses) on Investments	(28,730,289)

Change in Net Assets Resulting from Operations	$(29,844,226)

See accompanying notes to the financial statements.

40

PROFUNDS VP

ProFund VP Bear

Statements of Changes in Net Assets

	For the year ended December 31, 2003	For the year ended December 31, 2002
From Investment Activities:
Operations:
Net investment income (loss)	$(1,113,937)	$(417,938)
Net realized gains (losses) on investments	(28,090,982)	3,179,720
Change in net unrealized appreciation/depreciation on investments	(639,307)	(228,289)

Change in net assets resulting from operations	(29,844,226)	2,533,493

Distributions to Shareholders From:
Net investment income	—	(163,471)

Change in net assets resulting from distributions	—	(163,471)

Capital Transactions:
Proceeds from shares issued	1,595,694,290	2,094,654,367
Dividends reinvested	—	163,471
Cost of shares redeemed	(1,589,486,452)	(2,056,540,320)

Change in net assets resulting from capital transactions	6,207,838	38,277,518

Change in net assets	(23,636,388)	40,647,540
Net Assets:
Beginning of period	77,937,785	37,290,245

End of period	$54,301,397	$77,937,785

Accumulated net investment income (loss)	$—	$6,559

Share Transactions:
Issued	42,128,358	52,297,216
Reinvested	—	3,845
Redeemed	(42,268,633)	(51,521,540)

Change in shares	(140,275)	779,521

See accompanying notes to the financial statements.

41

PROFUNDS VP

ProFund VP Bear

Financial Highlights

Selected data for a share of beneficial interest outstanding throughout the periods indicated.

	For the year ended December 31, 2003		For the year ended December 31, 2002		For the period January 22, 2001(a) through December 31, 2001
Net Asset Value, Beginning of Period	$42.29		$35.07		$30.00

Investment Activities:
Net investment income (loss)	(0.36	)(b)	(0.23	)(b)	0.26	(b)
Net realized and unrealized gains (losses) on investments	(10.04)		7.53		4.81

Total income (loss) from investment activities	(10.40)		7.30		5.07

Distribution to Shareholders From:
Net investment income	—		(0.08)		—

Net Asset Value, End of Period	$31.89		$42.29		$35.07

Total Return	(24.59)%		20.82%		16.90	%(c)
Ratios to Average Net Assets:
Gross expenses(d)	1.98%		2.03%		1.89%
Net expenses(d)	1.98%		1.98%		1.89%
Net investment income (loss)(d)	(0.96)%		(0.57)%		0.77%
Supplemental Data:
Net assets, end of period (000’s)	$54,301		$77,938		$37,290
Portfolio turnover rate(e)	—		—		1,144	%(c)

(a)	Commencement of operations
(b)	Per share net investment income (loss) has been calculated using the daily average shares method.
(c)	Not annualized for periods less than one year.
(d)	Annualized for periods less than one year.
(e)	Portfolio turnover rate is calculated without regard to instruments (including options, swap agreements and futures contracts) having a maturity of less than one year.

See accompanying notes to the financial statements.

42

ProFund VP Short Small-Cap

The ProFund VP Short Small-Cap seeks daily investment results, before fees and expenses, that correspond to the inverse of the daily performance of the Russell 2000® Index. For the year ended December 31, 2003, the Fund had a total return of -34.52%1, compared to a return of 45.37%2 for the Index. For the year, the Fund achieved an average daily statistical correlation of over 0.99 to inverse the daily performance of the Index.3

The Fund applies a mathematical approach to investing. In doing so it takes positions in securities and/or financial instruments that, in combination, should have similar daily return characteristics as the inverse of the Index. The Russell 2000 Index is a measure of small-cap U.S. stock market performance. It is an adjusted market capitalization weighted index containing approximately 2000 of the smallest companies in the Russell 3000 Index or approximately 8% of the total market capitalization of the Russell 3000 Index, which in turn represents approximately 98% of the investable U.S. equity market.

The Russell 2000 Index well outpaced large-cap benchmarks such as the S&P 500 in 2003. As a whole, small-cap stocks were amongst performance leaders in 2003 as they benefited from decreasing credit spreads and the resulting reduction in their cost of debt. Small cap stocks also seemed to be less negatively impacted by terrorism fears as they typically are not considered as likely to be terrorist targets. The outperformance of small-cap stocks over large-cap stocks is typical in the early recovery phase of an economic cycle. Since this Fund is designed to have inverse (negative) daily correlation to the benchmark index, it was inversely affected by the daily performance of the index and the factors affecting the index.

Value of a $10,000 Investment*

* The line graph represents historical performance of a hypothetical investment of $10,000 in the ProFund VP Short Small-Cap from September 3, 2002 to December 31, 2003 assuming the reinvestment of distributions.

Average Annual Total Return as of 12/31/031

	1 Year	Since Inception (9/3/02)

ProFund VP Short Small-Cap	(34.52)%	(29.65)%

Russell 2000 Index	45.37%	33.64%

1 Past performance does not guarantee future results. Total return calculations assume the reinvestment of distributions and do not reflect the effect of taxes. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and net asset value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. During the period, certain fees were reduced. If such fee reductions had not occurred, the quoted performance would be lower. Performance numbers are net of all Fund expenses but do not include any insurance, sales, or administrative charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower.

2 The Russell 2000 Index is a price return index and does not reflect the reinvestment of dividends, the impact of transaction costs, nor the deduction of expenses associated with a mutual fund such as investment management and accounting fees. It is not possible to invest directly in an index. The Fund’s performance does reflect the reinvestment of dividends, the impact of transaction costs and the deduction of fees and expenses.

3 1.00 equals perfect correlation.

The above information is not covered by the Report of Independent Auditors.

43

PROFUNDS VP ProFund VP Short Small-Cap	Schedule of Portfolio Investments December 31, 2003

U.S. Government Agency Obligations (39.2%)

	Principal Amount	Value
Federal Home Loan Bank, 0.50%, 01/02/04	$24,000	$23,999
Federal National Mortgage Association, 0.50%, 01/02/04	25,000	25,000

TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS (Cost $48,999)		48,999

U.S. Treasury Obligations (19.2%)
U.S. Treasury Bills, 0.50%, 01/02/04	24,000	24,000

TOTAL U.S. TREASURY OBLIGATIONS (Cost $24,000)		24,000

Repurchase Agreements (38.4%)
State Street Bank, 0.70%, 01/02/04, dated 12/31/03, with maturity value of $24,001 (Fully collateralized by a Federal Home Loan Mortgage Security)	24,000	24,000
UBS Bank, 0.70%, 01/02/04, dated 12/31/03, with maturity value of $24,001 (Fully collateralized by a Federal National Mortgage Association Security)	24,000	24,000

TOTAL REPURCHASE AGREEMENTS (Cost $48,000)		48,000

Options Purchased(NM)

	Contracts	Value
Russell 2000 Futures Call Option expiring January 2004 @ $900	10	$70

TOTAL OPTIONS PURCHASED (Cost $295)		70

TOTAL INVESTMENT SECURITIES (Cost $121,294)—96.8%		121,069
Net other assets (liabilities)—3.2%		3,950

NET ASSETS—100.0%		$125,019

Swap Agreements

	Units	Unrealized Appreciation (Depreciation)
Equity Index Swap Agreement based on the Russell 2000 Index expiring 03/26/04 (Underlying notional amount at value $64,046)	(115)	$(318)
Equity Index Swap Agreement based on the Russell 2000 Index expiring 02/27/04 (Underlying notional amount at value $60,765)	(109)	(263)

NM	Not meaningful, amount is less than 0.05%.

See accompanying notes to the financial statements.

44

PROFUNDS VP

ProFund VP Short Small-Cap

Statement of Assets and Liabilities

December 31, 2003
Assets:
Investment securities, at value (cost $73,294)	$73,069
Repurchase agreements, at cost	48,000

Total Investments	121,069
Cash	876
Interest receivable	1
Receivable from Advisor	6,310
Prepaid expenses	10

Total Assets	128,266

Liabilities:
Payable for capital shares redeemed	6
Unrealized depreciation on swap agreements	581
Administration fees payable	9
Administrative services fees payable	5
Distribution fees payable	315
Other accrued expenses	2,331

Total Liabilities	3,247

Net Assets	$125,019

Net Assets consist of:
Capital	$1,579,006
Accumulated net investment income (loss)	1
Accumulated net realized gains (losses) on investments	(1,453,182)
Net unrealized appreciation (depreciation) on investments	(806)

Net Assets	$125,019

Shares of Beneficial Interest Outstanding	6,644

Net Asset Value (offering and redemption price per share)	$18.82

Statement of Operations

For the year ended December 31, 2003
Investment Income:
Interest	$10,541

Expenses:
Advisory fees	6,721
Management services fees	1,344
Administration fees	360
Transfer agency and administrative service fees	1,006
Distribution fees	1,752
Custody fees	11,757
Fund accounting fees	666
Other fees	638

Total Gross Expenses before reductions	24,244
Less Expenses reduced by the Advisor	(6,573)

Total Net Expenses	17,671

Net Investment Income (Loss)	(7,130)

Realized and Unrealized Gains (Losses) on Investments:
Net realized gains (losses) on investment securities	(280)
Net realized gains (losses) on futures contracts	(72,368)
Net realized gains (losses) on swap agreements	(702,144)
Change in net unrealized appreciation/depreciation on investments	453

Net Realized and Unrealized Gains (Losses) on Investments	(774,339)

Change in Net Assets Resulting from Operations	$(781,469)

See accompanying notes to the financial statements.

45

PROFUNDS VP

ProFund VP Short Small-Cap

Statements of Changes in Net Assets

	For the year ended December 31, 2003	For the period September 3, 2002(a) through December 31, 2002
From Investment Activities:
Operations:
Net investment income (loss)	$(7,130)	$(1,223)
Net realized gains (losses) on investments	(774,792)	(679,404)
Change in net unrealized appreciation/depreciation on investments	453	(1,259)

Change in net assets resulting from operations	(781,469)	(681,886)

Capital Transactions:
Proceeds from shares issued	172,036,987	93,563,329
Cost of shares redeemed	(173,303,427)	(90,708,515)

Change in net assets resulting from capital transactions	(1,266,440)	2,854,814

Change in net assets	(2,047,909)	2,172,928
Net Assets:
Beginning of period	2,172,928	—

End of period	$125,019	$2,172,928

Accumulated net investment income (loss)	$1	$(5)

Share Transactions:
Issued	6,877,518	3,127,740
Redeemed	(6,946,480)	(3,052,134)

Change in shares	(68,962)	75,606

(a)	Commencement of operations

See accompanying notes to the financial statements.

46

PROFUNDS VP

ProFund VP Short Small-Cap

Financial Highlights

Selected data for a share of beneficial interest outstanding throughout the periods indicated.

	For the year ended December 31, 2003		For the period September 3, 2002(a) through December 31, 2002
Net Asset Value, Beginning of Period	$28.74		$30.00

Investment Activities:
Net investment income (loss)	(0.20	)(b)	(0.02	)(b)
Net realized and unrealized gains (losses) on investments	(9.72)		(1.24)

Total income (loss) from investment activities	(9.92)		(1.26)

Net Asset Value, End of Period	$18.82		$28.74

Total Return	(34.52)%		(4.20	)%(c)
Ratios to Average Net Assets:
Gross expenses(d)	2.71%		1.73%
Net expenses(d)	1.98%		1.73%
Net investment income (loss)(d)	(0.80)%		(0.23)%
Supplemental Data:
Net assets, end of period (000’s)	$125		$2,173
Portfolio turnover rate(e)	—		—

(a)	Commencement of operations
(b)	Per share net investment income (loss) has been calculated using the daily average shares method.
(c)	Not annualized for periods less than one year.
(d)	Annualized for periods less than one year.
(e)	Portfolio turnover rate is calculated without regard to instruments (including options, swap agreements and futures contracts) having a maturity of less than one year.

See accompanying notes to the financial statements.

47

ProFund VP Short OTC

The ProFund VP Short OTC seeks daily investment results, before fees and expenses, that correspond to the inverse of the daily performance of the NASDAQ-100® Index. For the year ended December 31, 2003, the Fund had a total return of –37.31%1, compared to a return of 49.12%2 for the Index. For the year, the Fund achieved an average daily statistical correlation of over 0.99 to the inverse of the daily performance of the Index.3

The Fund applies a mathematical approach to investing. In doing so it takes positions in securities and/or financial instruments that, in combination, should have similar daily return characteristics as the inverse of the Index. The NASDAQ-100 Index represents the largest non-financial domestic and international issues listed on The NASDAQ Stock Market. To be eligible for inclusion companies cannot be in bankruptcy proceedings and must meet certain additional criteria including minimum trading volume and “seasoning,” requirements. The Index is calculated under a modified capitalization-weighted methodology.

The NASDAQ-100 Index stayed true to form in 2003 with a 44% technology allocation. This heavy weighting in technology, as well as in mid-cap issues, allowed the index to beat the broader market indices such as the S&P 500. This index is typically much more sensitive to changes in the economy than are the broader indices, such that it tends to outperform in years that the broader market does well, and underperform in years that the broader market does poorly. This year was no exception. Of the ten highest weighted constituents of the Index at the beginning of the year, the top performer in terms of stock price return was Intel Corp (+105.85%) while the worst was Microsoft Corp. (+5.88%). Since this Fund is designed to have inverse (negative) daily correlation to the benchmark index, it was inversely affected by the daily performance of the index and the factors affecting the index.

Value of a $10,000 Investment*

* The line graph represents historical performance of a hypothetical investment of $10,000 in the ProFund VP Short OTC from May 1, 2002 to December 31, 2003 assuming the reinvestment of distributions.

Average Annual Total Return as of 12/31/031

	1 Year	Since Inception (5/1/02)

ProFund VP Short OTC	(37.31)%	(19.43)%

NASDAQ-100 Index	49.12%	9.20%

1 Past performance does not guarantee future results. Total return calculations assume the reinvestment of distributions and do not reflect the effect of taxes. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and net asset value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. During the period, certain fees were reduced. If such fee reductions had not occurred, the quoted performance would be lower. Performance numbers are net of all Fund expenses but do not include any insurance, sales, or administrative charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower.

2 The NASDAQ-100 Index is a price return index and does not reflect the reinvestment of dividends, the impact of transaction costs, nor the deduction of expenses associated with a mutual fund such as investment management and accounting fees. It is not possible to invest directly in an index. The Fund’s performance does reflect the reinvestment of dividends, the impact of transaction costs and the deduction of fees and expenses.

3 1.00 equals perfect correlation.

The above information is not covered by the Report of Independent Auditors.

48

PROFUNDS VP ProFund VP Short OTC	Schedule of Portfolio Investments December 31, 2003

U.S. Government Agency Obligations (32.7%)

	Principal Amount	Value
Federal Home Loan Bank, 0.50%, 01/02/04	$5,164,000	$5,163,929
Federal National Mortgage Association, 0.50%, 01/02/04	5,164,000	5,163,928

TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS (Cost $10,327,857)		10,327,857

U.S. Treasury Obligations (16.4%)
U.S. Treasury Bills, 0.50%, 01/02/04	5,164,000	5,163,928

TOTAL U.S. TREASURY OBLIGATIONS (Cost $5,163,928)		5,163,928

Repurchase Agreements (32.8%)
State Street Bank, 0.70%, 01/02/04, dated 12/31/03, with maturity value of $5,161,201 (Fully collateralized by a Federal Home Loan Mortgage Security)	5,161,000	5,161,000
UBS Bank, 0.70%, 01/02/04, dated 12/31/03, with maturity value of $5,164,201 (Fully collateralized by a Federal National Mortgage Association Security)	5,164,000	5,164,000

TOTAL REPURCHASE AGREEMENTS (Cost $10,325,000)		10,325,000

Options Purchased(NM)

	Contracts
NASDAQ Futures Call Option expiring January 2004 @ $2,400	70	182

TOTAL OPTIONS PURCHASED (Cost $665)		182

TOTAL INVESTMENT SECURITIES (Cost $25,817,450)—81.9%		25,816,967
Net other assets (liabilities)—18.1%		5,707,216

NET ASSETS—100.0%		$31,524,183

Futures Contracts Sold

	Contracts	Unrealized Appreciation (Depreciation)
E-Mini NASDAQ Futures Contract expiring March 2004 (Underlying face amount at value $1,171,200)	40	$1,910
NASDAQ Futures Contract expiring March 2004 (Underlying face amount at value $7,466,400)	51	(72,230)
Swap Agreements

	Units	Unrealized Appreciation (Depreciation)
Equity Index Swap Agreement based on the NASDAQ-100 Index expiring 03/01/04 (Underlying notional amount at value $7,096,708)	(4,835)	$(69,661)
Equity Index Swap Agreement based on the NASDAQ-100 Index expiring 01/27/04 (Underlying notional amount at value $7,604,439)	(5,180)	(134,410)
Equity Index Swap Agreement based on the NASDAQ-100 Index expiring 03/26/04 (Underlying notional amount at value $8,228,615)	(5,606)	(115,964)

NM	Not meaningful, amount is less than 0.05%.

See accompanying notes to the financial statements.

49

PROFUNDS VP

ProFund VP Short OTC

Statement of Assets and Liabilities

December 31, 2003
Assets:
Investment securities, at value (cost $15,492,450)	$15,491,967
Repurchase agreements, at amortized cost	10,325,000

Total Investments	25,816,967
Cash	27,003
Segregated cash balances with brokers for futures contracts	356,426
Interest receivable	201
Receivable for capital shares issued	5,687,569
Variation margin on futures contracts	14,503
Prepaid expenses	438

Total Assets	31,903,107

Liabilities:
Payable for capital shares redeemed	80
Unrealized depreciation on swap agreements	320,035
Advisory fees payable	20,761
Management services fees payable	4,152
Administration fees payable	1,049
Administrative services fees payable	11,312
Distribution fees payable	6,168
Other accrued expenses	15,367

Total Liabilities	378,924

Net Assets	$31,524,183

Net Assets consist of:
Capital	$54,560,733
Accumulated net realized gains (losses) on investments	(22,645,712)
Net unrealized appreciation (depreciation) on investments	(390,838)

Net Assets	$31,524,183

Shares of Beneficial Interest Outstanding	1,522,291

Net Asset Value (offering and redemption price per share)	$20.71

Statement of Operations

For the year ended December 31, 2003
Investment Income:
Interest	$398,764

Expenses:
Advisory fees	286,937
Management services fees	57,388
Administration fees	18,267
Transfer agency and administrative service fees	215,454
Distribution fees	95,149
Custody fees	30,092
Fund accounting fees	31,141
Other fees	25,637

Total Gross Expenses before reductions	760,065
Less Expenses reduced by the Advisor	(4,459)

Total Net Expenses	755,606

Net Investment Income (Loss)	(356,842)

Realized and Unrealized Gains (Losses) on Investments:
Net realized gains (losses) on investment securities	47,493
Net realized gains (losses) on futures contracts	(1,047,588)
Net realized gains (losses) on swap agreements	(18,897,406)
Change in net unrealized appreciation/depreciation on investments	(636,014)

Net Realized and Unrealized Gains (Losses) on Investments	(20,533,515)

Change in Net Assets Resulting from Operations	$(20,890,357)

See accompanying notes to the financial statements.

50

PROFUNDS VP

ProFund VP Short OTC

Statements of Changes in Net Assets

	For the year ended December 31, 2003	For the period May 1, 2002(a) through December 31, 2002
From Investment Activities:
Operations:
Net investment income (loss)	$(356,842)	$(83,806)
Net realized gains (losses) on investments	(19,897,501)	(2,439,654)
Change in net unrealized appreciation/depreciation on investments	(636,014)	245,176

Change in net assets resulting from operations	(20,890,357)	(2,278,284)

Distributions to Shareholders From:
Net investment income	(266,897)	—

Change in net assets resulting from distributions	(266,897)	—

Capital Transactions:
Proceeds from shares issued	948,969,666	432,051,198
Dividends reinvested	266,897	—
Cost of shares redeemed	(910,585,343)	(415,742,697)

Change in net assets resulting from capital transactions	38,651,220	16,308,501

Change in net assets	17,493,966	14,030,217
Net Assets:
Beginning of period	14,030,217	—

End of period	$31,524,183	$14,030,217

Accumulated net investment income (loss)	$—	$266,124

Share Transactions:
Issued	36,303,630	12,634,107
Reinvested	12,715	—
Redeemed	(35,214,488)	(12,213,673)

Change in shares	1,101,857	420,434

(a)	Commencement of operations

See accompanying notes to the financial statements.

51

PROFUNDS VP

ProFund VP Short OTC

Financial Highlights

Selected data for a share of beneficial interest outstanding throughout the periods indicated.

	For the year ended December 31, 2003		For the period May 1, 2002(a) through December 31, 2002
Net Asset Value, Beginning of Period	$33.37		$30.00

Investment Activities:
Net investment income (loss)	(0.24	)(b)	(0.09	)(b)
Net realized and unrealized gains (losses) on investments	(12.21)		3.46	(c)

Total income (loss) from investment activities	(12.45)		3.37

Distributions to Shareholders From:
Net investment income	(0.21)		—

Net Asset Value, End of Period	$20.71		$33.37

Total Return	(37.31)%		11.23	%(d)
Ratios to Average Net Assets:
Gross expenses(e)	1.99%		1.96%
Net expenses(e)	1.98%		1.96%
Net investment income (loss)(e)	(0.93)%		(0.39)%
Supplemental Data:
Net assets, end of period (000’s)	$31,524		$14,030
Portfolio turnover rate(f)	—		—

(a)	Commencement of operations
(b)	Per share net investment income (loss) has been calculated using the daily average shares method.
(c)	The amount shown for a share outstanding throughout the period does not accord with the change in aggregate gains and losses in the portfolio of securities during the period because of the timing of sales and purchases of fund shares in relation to fluctuating market values during the period.
(d)	Not annualized for periods less than one year.
(e)	Annualized for periods less than one year.
(f)	Portfolio turnover rate is calculated without regard to instruments (including options, swap agreements and futures contracts) having a maturity of less than one year.

See accompanying notes to the financial statements.

52

ProFund VP Basic Materials

The ProFund VP Basic Materials seeks daily investment results, before fees and expenses, that correspond to the daily performance of the Dow Jones U.S. Basic Materials Sector Index. For the year ended December 31, 2003, the Fund had a total return of 31.58%1, compared to a return of 32.22%2 for the Index. For the year, the Fund achieved an average daily statistical correlation of over 0.99 to the daily performance of the Index.3

The Fund applies a mathematical approach to investing. In doing so it takes positions in securities and/or financial instruments that, in combination, should have similar daily return characteristics as the Index. The Dow Jones U.S. Basic Materials Sector Index measures the performance of the basic materials economic sector of the U.S. equity market. Component companies are involved in the production of aluminum, commodity chemicals, specialty chemicals, forest products, non-ferrous metals, paper products, precious metals and steel.

The performance of the Dow Jones U.S. Basic Materials Sector Index (and thus the Fund) benefited from worldwide economic growth. Lower raw materials costs and better operating conditions were favorable as the increased demand for chemical products and metals had a positive impact in 2003. Of the ten highest weighted constituents of the Index at the beginning of the year, the top performer in terms of stock price return was Newmont Mining Corp (+67.45%) and the worst was Avery Dennison Corp. (-8.28%).

Value of a $10,000 Investment*

* The line graph represents historical performance of a hypothetical investment of $10,000 in the ProFund VP Basic Materials from May 1, 2002 to December 31, 2003 assuming the reinvestment of distributions.

Average Annual Total Return as of 12/31/031

	1 Year	Since Inception (5/1/02)

ProFund VP Basic Materials	31.58%	7.34%

Dow Jones U.S. Basic Materials Index	32.22%	7.82%

S&P 500 Index	26.38%	1.40%

1 Past performance does not guarantee future results. Total return calculations assume the reinvestment of distributions and do not reflect the effect of taxes. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and net asset value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. During the period, certain fees were reduced. If such fee reductions had not occurred, the quoted performance would be lower. Performance numbers are net of all Fund expenses but do not include any insurance, sales, or administrative charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower.

2 The Dow Jones U.S. Basic Materials Index is a price return index and does not reflect the reinvestment of dividends, the impact of transaction costs, nor the deduction of expenses associated with a mutual fund such as investment management and accounting fees. It is not possible to invest directly in an index. The Fund’s performance does reflect the reinvestment of dividends, the impact of transaction costs and the deduction of fees and expenses.

3 1.00 equals perfect correlation.

4 The S&P 500 Index is an unmanaged index that consists of the common stocks of 500 major U.S. corporations selected for their size and the frequency and ease with which their stocks trade.

The above information is not covered by the Report of Independent Auditors.

53

PROFUNDS VP ProFund VP Basic Materials	Schedule of Portfolio Investments December 31, 2003

Common Stocks (100.1%)

	Shares	Value
Air Products & Chemicals, Inc.	34,188	$1,806,152
Airgas, Inc.	10,164	218,323
AK Steel Holding Corp.*	16,632	84,823
Albemarle Corp.	5,082	152,308
Alcoa, Inc.	139,062	5,284,355
Allegheny Technologies, Inc.	10,626	140,476
Avery Dennison Corp.	15,708	879,962
Boise Cascade Corp.	13,860	455,440
Bowater, Inc.	8,778	406,509
Cabot Corp.	9,702	308,912
Cabot Microelectronics Corp.*	4,158	203,742
Cambrex Corp.	3,696	93,361
Caraustar Industries, Inc.*	4,620	63,756
Carpenter Technology Corp.	3,234	95,629
Cleveland-Cliffs, Inc.*	1,848	94,156
Crompton Corp.	18,018	129,189
Cytec Industries, Inc.*	6,006	230,570
Dow Chemical Co.	147,840	6,145,709
Du Pont (E.I.) de Nemours	160,314	7,356,808
Eastman Chemical Co.	12,474	493,097
Ecolab, Inc.	29,568	809,276
Engelhard Corp.	20,328	608,824
Ferro Corp.	6,468	175,994
FMC Corp.*	5,544	189,217
Freeport-McMoRan Copper & Gold, Inc.— Class B	23,100	973,203
Fuller (H. B.) Co.	4,620	137,399
Georgia Gulf Corp.	5,082	146,768
Georgia Pacific Corp.	36,036	1,105,224
Great Lakes Chemical Corp.	6,930	188,427
Hercules, Inc.*	16,170	197,274
IMC Global, Inc.	16,632	165,156
International Flavors & Fragrances, Inc.	12,936	451,725
International Paper Co.	77,154	3,326,109
Louisiana-Pacific Corp.*	16,170	289,120
Lubrizol Corp.	8,316	270,436
Lyondell Chemical Co.	26,334	446,361
Macdermid, Inc.	3,696	126,551
MeadWestvaco Corp.	32,340	962,115

Common Stocks, continued

	Shares	Value
Meridian Gold, Inc.*	15,708	$229,494
Millennium Chemicals, Inc.	10,164	128,880
Minerals Technologies, Inc.	3,234	191,615
Newmont Mining Corp.	62,832	3,054,264
Nucor Corp.	11,550	646,800
Olin Corp.	9,240	185,354
OM Group, Inc.*	4,620	120,998
Phelps Dodge Corp.*	14,322	1,089,761
Pope & Talbot, Inc.	2,310	40,679
Potlatch Corp.	4,620	160,637
PPG Industries, Inc.	27,258	1,745,057
Praxair, Inc.	52,206	1,994,269
Rayonier, Inc.	8,316	345,197
Rohm & Haas Co.	23,100	986,601
RPM, Inc.	18,480	304,181
RTI International Metals, Inc.*	3,234	54,558
Ryerson Tull, Inc.	3,696	42,319
Schulman (A.), Inc.	4,620	98,498
Sigma-Aldrich Corp.	9,702	554,760
Stillwater Mining Co.*	6,930	66,320
Tredegar Corp.	3,696	57,399
United States Steel Corp.	16,632	582,453
Valspar Corp.	7,392	365,313
Wausau-Mosinee Paper Corp.	7,854	106,186
WD-40 Co.	2,772	98,018
Wellman, Inc.	5,082	51,887
Weyerhaeuser Co.	35,112	2,247,168
Worthington Industries, Inc.	11,088	199,917

TOTAL COMMON STOCKS (Cost $46,460,822)		50,961,039

TOTAL INVESTMENT SECURITIES (Cost $46,460,822)—100.1%		50,961,039
Net other assets (liabilities)—(0.1)%		(32,293)

NET ASSETS—100.0%		$50,928,746

*	Non-income producing security

See accompanying notes to the financial statements.

54

PROFUNDS VP

ProFund VP Basic Materials

Statement of Assets and Liabilities

December 31, 2003
Assets:
Investment securities, at value (cost $46,460,822)	$50,961,039
Dividends and interest receivable	88,459
Receivable for investments sold	2,871,635
Prepaid expenses	56

Total Assets	53,921,189

Liabilities:
Cash overdraft	29,181
Payable for investments purchased	10,064
Payable for capital shares redeemed	2,879,562
Advisory fees payable	28,837
Management services fees payable	5,768
Administration fees payable	1,608
Administrative services fees payable	17,744
Distribution fees payable	8,872
Other accrued expenses	10,807

Total Liabilities	2,992,443

Net Assets	$50,928,746

Net Assets consist of:
Capital	$47,752,876
Accumulated net investment income (loss)	73,537
Accumulated net realized gains (losses) on investments	(1,397,884)
Net unrealized appreciation (depreciation) on investments	4,500,217

Net Assets	$50,928,746

Shares of Beneficial Interest Outstanding	1,509,284

Net Asset Value (offering and redemption price per share)	$33.74

Statement of Operations

For the year ended December 31, 2003
Investment Income:
Dividends	$267,257
Interest	136

Total Investment Income	267,393

Expenses:
Advisory fees	73,441
Management services fees	14,688
Administration fees	4,571
Transfer agency and administrative service fees	55,649
Distribution fees	24,481
Custody fees	12,547
Fund accounting fees	7,194
Other fees	6,794

Total Gross Expenses before reductions	199,365
Less Expenses reduced by the Advisor	(5,509)

Total Net Expenses	193,856

Net Investment Income (Loss)	73,537

Realized and Unrealized Gains (Losses) on Investments:
Net realized gains (losses) on investment securities	(299,970)
Change in net unrealized appreciation/depreciation on investments	4,232,744

Net Realized and Unrealized Gains (Losses) on Investments	3,932,774

Change in Net Assets Resulting from Operations	$4,006,311

See accompanying notes to the financial statements.

55

PROFUNDS VP

ProFund VP Basic Materials

Statements of Changes in Net Assets

	For the year ended December 31, 2003	For the period May 1, 2002(a) through December 31, 2002
From Investment Activities:
Operations:
Net investment income (loss)	$73,537	$37,574
Net realized gains (losses) on investments	(299,970)	(2,441,408)
Change in net unrealized appreciation/depreciation on investments	4,232,744	267,473

Change in net assets resulting from operations	4,006,311	(2,136,361)

Distributions to Shareholders From:
Net investment income	(40,448)	—

Change in net assets resulting from distributions	(40,448)	—

Capital Transactions:
Proceeds from shares issued	162,115,343	94,107,644
Dividends reinvested	40,448	—
Cost of shares redeemed	(119,043,907)	(88,120,284)

Change in net assets resulting from capital transactions	43,111,884	5,987,360

Change in net assets	47,077,747	3,850,999
Net Assets:
Beginning of period	3,850,999	—

End of period	$50,928,746	$3,850,999

Accumulated net investment income (loss)	$73,537	$40,448

Share Transactions:
Issued	5,568,670	3,436,644
Reinvested	1,217	—
Redeemed	(4,210,712)	(3,286,535)

Change in shares	1,359,175	150,109

(a)	Commencement of operations

See accompanying notes to the financial statements.

56

PROFUNDS VP

ProFund VP Basic Materials

Financial Highlights

Selected data for a share of beneficial interest outstanding throughout the periods indicated.

	For the year ended December 31, 2003	For the period May 1, 2002(a) through December 31, 2002
Net Asset Value, Beginning of Period	$25.66	$30.00

Investment Activities:
Net investment income (loss)	0.22 (b)	0.23	(b)
Net realized and unrealized gains (losses) on investments	7.88	(4.57)

Total income (loss) from investment activities	8.10	(4.34)

Distributions to Shareholders From:
Net investment income	(0.02)	—

Net Asset Value, End of Period	$33.74	$25.66

Total Return	31.58%	(14.47	)%(c)
Ratios to Average Net Assets:
Gross expenses(d)	2.03%	2.21%
Net expenses(d)	1.97%	1.98%
Net investment income (loss)(d)	0.75%	1.25%
Supplemental Data:
Net assets, end of period (000’s)	$50,929	$3,851
Portfolio turnover rate(e)	1,009%	2,498	%(c)

(a)	Commencement of operations
(b)	Per share net investment income (loss) has been calculated using the daily average shares method.
(c)	Not annualized for periods less than one year.
(d)	Annualized for periods less than one year.
(e)	Portfolio turnover rate is calculated without regard to instruments (including options, swap agreements and futures contracts) having a maturity of less than one year.

See accompanying notes to the financial statements.

57

ProFund VP Consumer Cyclical

The ProFund VP Consumer Cyclical seeks daily investment results, before fees and expenses, that correspond to the daily performance of the Dow Jones U.S. Consumer Cyclical Sector Index. For the year ended December 31, 2003, the Fund had a total return of 26.80%1, compared to a return of 32.83%2 for the Index. For the year, the Fund achieved an average daily statistical correlation of over 0.99 to the daily performance of the Index.3

The Fund applies a mathematical approach to investing. In doing so it takes positions in securities and/or financial instruments that, in combination, should have similar daily return characteristics as the Index. The Dow Jones U.S. Consumer Cyclical Sector Index measures the performance of the consumer cyclical economic sector of the U.S. equity market. Component companies include airlines, auto manufacturers, auto parts, tires, casinos, consumer electronics, recreational products and services, restaurants, lodging, toys, home construction, home furnishings and appliances, footwear, clothing and fabrics.

The Dow Jones U.S. Consumer Cyclical Sector Index (and thus the Fund) benefited from a strong return to consumer spending in the retail markets. Improving economic conditions created a favorable environment for consumer cyclical companies, resulting in an increased demand for goods and services related to home furnishings, entertainment, and leisure goods and services. Of the ten highest weighted constituents of the Index at the beginning of the year, the top performer in terms of stock price return was Home Depot Inc. (+47.75%) and the worst was Cardinal Health Inc. (+3.33%).

Value of a $10,000 Investment*

* The line graph represents historical performance of a hypothetical investment of $10,000 in the ProFund VP Consumer Cyclical from May 1, 2002 to December 31, 2003 assuming the reinvestment of distributions.

Average Annual Total Return as of 12/31/031

	1 Year	Since Inception (5/1/02)

ProFund VP Consumer Cyclical	26.80%	(4.32)%

Dow Jones U.S. Consumer Cyclical Index	32.83%	(0.29)%

S&P 500 Index	26.38%	1.40%

1 Past performance does not guarantee future results. Total return calculations assume the reinvestment of distributions and do not reflect the effect of taxes. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and net asset value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. During the period, certain fees were reduced. If such fee reductions had not occurred, the quoted performance would be lower. Performance numbers are net of all Fund expenses but do not include any insurance, sales, or administrative charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower.

2 The Dow Jones U.S. Consumer Cyclical Index is a price return index and does not reflect the reinvestment of dividends, the impact of transaction costs, nor the deduction of expenses associated with a mutual fund such as investment management and accounting fees. It is not possible to invest directly in an index. The Fund’s performance does reflect the reinvestment of dividends, the impact of transaction costs and the deduction of fees and expenses.

3 1.00 equals perfect correlation.

4 The S&P 500 Index is an unmanaged index that consists of the common stocks of 500 major U.S. corporations selected for their size and the frequency and ease with which their stocks trade.

The above information is not covered by the Report of Independent Auditors.

58

PROFUNDS VP ProFund VP Consumer Cyclical	Schedule of Portfolio Investments December 31, 2003

Common Stocks (100.6%)

	Shares	Value
Advance Auto Parts, Inc.*	160	$13,024
Amazon.com, Inc.*	920	48,429
AmerisourceBergen Corp.	280	15,722
ARAMARK Corp.	760	20,839
AutoNation, Inc.*	640	11,757
AutoZone, Inc.*	200	17,042
Bed Bath & Beyond, Inc.*	880	38,148
Best Buy Co., Inc.	640	33,434
Brunswick Corp.	640	20,371
Cablevision Systems New York Group*	680	15,905
Cardinal Health, Inc.	1,040	63,606
Carnival Corp.	960	38,141
CDW Corp.	400	23,104
Centex Corp.	200	21,530
Clear Channel Communications, Inc.	1,360	63,689
Coach, Inc.*	480	18,120
Comcast Corp.—Special Class A*	5,760	180,174
Costco Wholesale Corp.*	1,400	52,052
Cox Communications, Inc.—Class A*	640	22,048
CVS Corp.	1,000	36,120
D.R. Horton, Inc.	360	15,574
Delphi Automotive Systems Corp.	1,200	12,252
Dollar General Corp.	760	15,952
E.W. Scripps Co.—Class A	160	15,062
Eastman Kodak Co.	880	22,590
EchoStar Communications Corp.— Class A*	600	20,400
Electronic Arts, Inc.*	1,080	51,602
Family Dollar Stores, Inc.	400	14,352
Fastenal Co.	240	11,986
Federated Department Stores, Inc.	440	20,737
Ford Motor Co.	4,120	65,920
Fox Entertainment Group, Inc.—Class A	600	17,490
Gannett Co., Inc.	720	64,195
Gap, Inc.	1,840	42,706
General Motors Corp.	1,120	59,808
Gentex Corp.	400	17,664
Genuine Parts Co.	680	22,576
GTECH Holdings Corp.	280	13,857
Harley-Davidson, Inc.	720	34,222
Harman International Industries, Inc.	200	14,796
Harrah’s Entertainment, Inc.	480	23,890
Hilton Hotels Corp.	920	15,760
Home Depot, Inc.	5,320	188,807
Hughes Electronics Corp.*	1,521	25,171
International Game Technology	840	29,988
Interpublic Group of Companies, Inc.*	1,000	15,600
Johnson Controls, Inc.	360	41,803
Jones Apparel Group, Inc.	400	14,092
Knight Ridder, Inc.	320	24,758
Kohls Corp.*	760	34,154
Lear Corp.	440	26,985
Leggett & Platt, Inc.	640	13,843
Lennar Corp.—Class B	200	19,200
Liberty Media Corp.—Class A*	6,280	74,669
Limited, Inc.	1,200	21,636

Common Stocks, continued

	Shares	Value
Liz Claiborne, Inc.	520	$18,439
Lowe’s Cos., Inc.	1,680	93,055
Marriott International, Inc.—Class A	560	25,871
Mattel, Inc.	1,200	23,124
May Department Stores Co.	720	20,930
McDonald’s Corp.	3,160	78,463
McGraw-Hill Companies, Inc.	680	47,546
McKesson Corp.	680	21,869
Michaels Stores, Inc.	240	10,608
Mohawk Industries, Inc.*	160	11,286
New York Times Co.—Class A	480	22,939
News Corp., Ltd.ADR	178	5,389
Nike, Inc.—Class B	760	52,030
NTL, Inc.*	160	11,160
Office Depot, Inc.*	760	12,700
Omnicom Group	520	45,412
Outback Steakhouse, Inc.	240	10,610
Penney (J.C.) Co.	680	17,870
Petsmart, Inc.	560	13,328
Polaris Industries, Inc.	280	24,802
Pulte Homes, Inc.	160	14,979
RadioShack Corp.	440	13,499
Ross Stores, Inc.	400	10,572
Royal Caribbean Cruises, Ltd.	440	15,308
Ryland Group, Inc.	120	10,637
Sears, Roebuck & Co.	600	27,294
Southwest Airlines Co.	1,880	30,343
Staples, Inc.*	1,200	32,760
Starbucks Corp.*	1,160	38,350
Starwood Hotels & Resorts Worldwide, Inc.	480	17,266
Target Corp.	1,960	75,264
Tiffany & Co.	480	21,696
Time Warner, Inc.*	10,080	181,340
TJX Companies, Inc.	1,440	31,752
Tribune Co.	560	28,896
Univision Communications, Inc.—Class A*	560	22,226
Viacom, Inc.—Class B	3,520	156,218
Wal-Mart Stores, Inc.	6,280	333,155
Walgreen Co.	2,440	88,767
Walt Disney Co.	4,800	111,984
Wendy’s International, Inc.	400	15,696
Westwood One, Inc.*	320	10,947
Whirlpool Corp.	520	37,778
YUM! Brands, Inc.*	840	28,896

TOTAL COMMON STOCKS (Cost $3,165,468)		3,800,406

TOTAL INVESTMENT SECURITIES (Cost $3,165,468)—100.6%		3,800,406
Net other assets (liabilities)—(0.6)%		(22,914)

NET ASSETS—100.0%		$3,777,492

*	Non-income producing security
ADR	American Depositary Receipt

See accompanying notes to the financial statements.

59

PROFUNDS VP

ProFund VP Consumer Cyclical

Statement of Assets and Liabilities

December 31, 2003
Assets:
Investment securities, at value (cost $3,165,468)	$3,800,406
Dividends and interest receivable	5,774
Receivable for investments sold	1,184
Receivable for capital shares issued	26,709
Prepaid expenses	20

Total Assets	3,834,093

Liabilities:
Cash overdraft	45,251
Advisory fees payable	2,700
Management services fees payable	540
Administration fees payable	195
Administrative services fees payable	2,161
Distribution fees payable	1,080
Other accrued expenses	4,674

Total Liabilities	56,601

Net Assets	$3,777,492

Net Assets consist of:
Capital	$4,722,079
Accumulated net realized gains (losses) on investments	(1,579,525)
Net unrealized appreciation (depreciation) on investments	634,938

Net Assets	$3,777,492

Shares of Beneficial Interest Outstanding	135,532

Net Asset Value (offering and redemption price per share)	$27.87

Statement of Operations

For the year ended December 31, 2003
Investment Income:
Dividends	$30,424
Interest	309

Total Investment Income	30,733

Expenses:
Advisory fees	29,756
Management services fees	5,951
Administration fees	1,902
Transfer agency and administrative service fees	23,512
Distribution fees	9,918
Custody fees	15,628
Fund accounting fees	3,942
Other fees	2,797

Total Gross Expenses before reductions	93,406
Less Expenses reduced by the Advisor	(14,877)

Total Net Expenses	78,529

Net Investment Income (Loss)	(47,796)

Realized and Unrealized Gains (Losses) on Investments:
Net realized gains (losses) on investment securities	615,306
Change in net unrealized appreciation/depreciation on investments	576,277

Net Realized and Unrealized Gains (Losses) on Investments	1,191,583

Change in Net Assets Resulting from Operations	$1,143,787

See accompanying notes to the financial statements.

60

PROFUNDS VP

ProFund VP Consumer Cyclical

Statements of Changes in Net Assets

	For the year ended December 31, 2003	For the period May 1, 2002(a) through December 31, 2002
From Investment Activities:
Operations:
Net investment income (loss)	$(47,796)	$(16,333)
Net realized gains (losses) on investments	615,306	(2,179,019)
Change in net unrealized appreciation/depreciation on investments	576,277	58,661

Change in net assets resulting from operations	1,143,787	(2,136,691)

Capital Transactions:
Proceeds from shares issued	83,336,931	81,614,367
Cost of shares redeemed	(84,142,313)	(76,038,589)

Change in net assets resulting from capital transactions	(805,382)	5,575,778

Change in net assets	338,405	3,439,087
Net Assets:
Beginning of period	3,439,087	—

End of period	$3,777,492	$3,439,087

Share Transactions:
Issued	3,477,896	3,336,669
Redeemed	(3,498,811)	(3,180,222)

Change in shares	(20,915)	156,447

(a)	Commencement of operations

See accompanying notes to the financial statements.

61

PROFUNDS VP

ProFund VP Consumer Cyclical

Financial Highlights

Selected data for a share of beneficial interest outstanding throughout the periods indicated.

	For the year ended December 31, 2003		For the period May 1, 2002(a) through December 31, 2002
Net Asset Value, Beginning of Period	$21.98		$30.00

Investment Activities:
Net investment income (loss)	(0.30	)(b)	(0.17	)(b)
Net realized and unrealized gains (losses) on investments	6.19		(7.85)

Total income (loss) from investment activities	5.89		(8.02)

Net Asset Value, End of Period	$27.87		$21.98

Total Return	26.80%		(26.73	)%(c)
Ratios to Average Net Assets:
Gross expenses(d)	2.33%		2.65%
Net expenses(d)	1.96%		1.98%
Net investment income (loss)(d)	(1.19)%		(1.08)%
Supplemental Data:
Net assets, end of period (000’s)	$3,777		$3,439
Portfolio turnover rate(e)	2,100%		2,644	%(c)

(a)	Commencement of operations
(b)	Per share net investment income (loss) has been calculated using the daily average shares method.
(c)	Not annualized for periods less than one year.
(d)	Annualized for periods less than one year.
(e)	Portfolio turnover rate is calculated without regard to instruments (including options, swap agreements and futures contracts) having a maturity of less than one year.

See accompanying notes to the financial statements.

62

ProFund VP Consumer Non-Cyclical

The ProFund VP Consumer Non-Cyclical seeks daily investment results, before fees and expenses, that correspond to the daily performance of the Dow Jones U.S. Consumer Non-Cyclical Sector Index. For the year ended December 31, 2003, the Fund had a total return of 18.46%1, compared to a return of 18.87%2 for the Index. For the year, the Fund achieved an average daily statistical correlation of over 0.99 to the daily performance of the Index.3

The Fund applies a mathematical approach to investing. In doing so it takes positions in securities and/or financial instruments that, in combination, should have similar daily return characteristics as the Index. The Dow Jones U.S. Consumer Non-Cyclical Sector Index measures the performance of the consumer non-cyclical economic sector of the U.S. equity market. Component companies include beverage companies, consumer service companies, durable and non-durable household product manufacturers, cosmetic companies, food products and agriculture and tobacco products.

Marking its best year of gains since 1997, the Dow Jones U.S. Consumer Non-Cyclical Sector Index (and thus the Fund) benefited from consumer spending trends and the general uptrend in the broad markets and the economy. Of the ten highest weighted constituents of the Index at the beginning of the year, the top performer in terms of stock price return was Altria Group Inc. (+34.27%) and the worst was Colgate-Palmolive (-4.54%)

Value of a $10,000 Investment*

* The line graph represents historical performance of a hypothetical investment of $10,000 in the ProFund VP Consumer Non-Cyclical from May 1, 2002 to December 31, 2003 assuming the reinvestment of distributions.

Average Annual Total Return as of 12/31/031

	1 Year	Since Inception (5/1/02)

ProFund VP Consumer Non-Cyclical	18.46%	(0.51)%

Dow Jones U.S. Consumer Non-Cyclical Index	18.87%	(0.04)%

S&P 500 Index	26.38%	1.40%

1 Past performance does not guarantee future results. Total return calculations assume the reinvestment of distributions and do not reflect the effect of taxes. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and net asset value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. During the period, certain fees were reduced. If such fee reductions had not occurred, the quoted performance would be lower. Performance numbers are net of all Fund expenses but do not include any insurance, sales, or administrative charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower.

2 The Dow Jones U.S. Consumer Non-Cyclical Index is a price return index and does not reflect the reinvestment of dividends, the impact of transaction costs, nor the deduction of expenses associated with a mutual fund such as investment management and accounting fees. It is not possible to invest directly in an index. The Fund’s performance does reflect the reinvestment of dividends, the impact of transaction costs and the deduction of fees and expenses.

3 1.00 equals perfect correlation.

4 The S&P 500 Index is an unmanaged index that consists of the common stocks of 500 major U.S. corporations selected for their size and the frequency and ease with which their stocks trade.

The above information is not covered by the Report of Independent Auditors.

63

PROFUNDS VP ProFund VP Consumer Non-Cyclical	Schedule of Portfolio Investments December 31, 2003

Common Stocks (101.4%)

	Shares	Value
Alberto-Culver Co.—Class B	115	$7,254
Albertson’s, Inc.	782	17,712
Altria Group, Inc.	5,037	274,113
American Italian Pasta Co.*	46	1,927
Anheuser-Busch Companies, Inc.	2,024	106,624
Apollo Group, Inc.—Class A*	345	23,460
Archer-Daniels-Midland Co.	1,472	22,404
Avon Products, Inc.	575	38,807
Black & Decker Corp.	184	9,075
Block H & R, Inc.	414	22,923
Blyth, Inc.	92	2,964
Brown-Forman Corp.	46	4,299
Bunge Limited	253	8,329
Campbell Soup Co.	621	16,643
Career Education Corp.*	230	9,216
Casey’s General Stores, Inc.	115	2,031
Cendant Corp.	2,507	55,831
Church & Dwight, Inc.	92	3,643
Clorox Co.	391	18,987
Coca-Cola Co.	5,589	283,642
Coca-Cola Enterprises, Inc.	598	13,078
Colgate-Palmolive Co.	1,242	62,162
ConAgra Foods, Inc.	1,334	35,204
Constellation Brands, Inc.*	230	7,574
Coors (Adolph) Co.—Class B	69	3,871
Corinthian Colleges, Inc.*	115	6,389
Corn Products International, Inc.	92	3,169
Dean Foods Co.*	391	12,852
Del Monte Foods Co.*	460	4,784
DeVry, Inc.*	161	4,046
Dial Corp.	230	6,548
Dreyer’s Grand Ice Cream Holdings, Inc.	46	3,577
eBay, Inc.*	1,058	68,337
Education Management Corp.*	138	4,284
Energizer Holdings, Inc.*	207	7,775
Flowers Foods, Inc.	115	2,967
Fortune Brands, Inc.	368	26,309
General Mills, Inc.	736	33,341
Gillette Co.	2,277	83,634
Hain Celestial Group, Inc.*	69	1,601
Heinz (H.J.) Co.	874	31,840
Hershey Foods Corp.	207	15,937
Hormel Foods Corp.	184	4,749
InterActiveCorp*	1,311	44,482
International Multifoods Corp.*	46	828
Interstate Bakeries Corp.	115	1,636
ITT Educational Services, Inc.*	115	5,402
JM Smucker Co.	115	5,208
Kellogg Co.	575	21,896
Kimberly-Clark Corp.	1,242	73,390
Kraft Foods, Inc.	690	22,232
Kroger Co.*	1,679	31,078
Lancaster Colony Corp.	69	3,116
Learning Tree International, Inc.*	23	400
Loews Corp.—Carolina Group	138	3,483

Common Stocks, continued

	Shares	Value
McCormick & Co., Inc.	299	$9,000
NBTY, Inc.*	161	4,324
Newell Rubbermaid, Inc.	690	15,711
PepsiAmericas, Inc.	207	3,544
PepsiCo, Inc.	4,255	198,368
Performance Food Group Co.*	115	4,160
Pre-Paid Legal Services, Inc.*	23	601
PRICELINE.COM, Inc.*	46	823
Procter & Gamble Co.	3,220	321,613
R.J. Reynolds Tobacco Holdings	207	12,037
Ralcorp Holdings, Inc.*	69	2,164
Regis Corp.	115	4,545
Rent-A-Center, Inc.*	207	6,185
Roto-Rooter, Inc.	23	1,060
Safeway, Inc.*	1,104	24,189
Sara Lee Corp.	1,955	42,443
Sensient Technologies Corp.	115	2,274
Service Corporation International*	736	3,967
Smithfield Foods, Inc.*	207	4,285
Snap-on, Inc.	138	4,449
Sotheby’s Holdings, Inc.—Class A*	115	1,571
Stamps.com, Inc.*	92	570
Stanley Works	207	7,839
Stewart Enterprises, Inc.—Class A*	230	1,306
SuperValu, Inc.	322	9,206
Sylvan Learning Systems, Inc.*	92	2,649
Sysco Corp.	1,610	59,941
The Estee Lauder Companies, Inc.	276	10,836
The Pepsi Bottling Group, Inc.	414	10,011
The Robert Mondavi Corp.—Class A*	23	893
The Scotts Co.—Class A*	46	2,721
The ServiceMaster Co.	736	8,574
Tootsie Roll Industries, Inc.	46	1,656
Tupperware Corp.	138	2,393
Tyson Foods, Inc.—Class A	575	7,613
United Rentals, Inc.*	161	3,101
Universal Corp.	69	3,048
University of Phoenix Online*	46	3,171
UST, Inc.	414	14,776
Weight Watchers Intl, Inc.*	115	4,413
Whole Foods Market, Inc.*	138	9,264
Wild Oats Markets, Inc.*	69	892
Winn-Dixie Stores, Inc.	207	2,060
Wrigley (WM.) JR Co.	345	19,392

TOTAL COMMON STOCKS (Cost $1,968,058)		2,440,701

TOTAL INVESTMENT SECURITIES (Cost $1,968,058)—101.4%		2,440,701
Net other assets (liabilities)—(1.4)%		(34,397)

NET ASSETS—100.0%		$2,406,304

*	Non-income producing security

See accompanying notes to the financial statements.

64

PROFUNDS VP

ProFund VP Consumer Non-Cyclical

Statement of Assets and Liabilities

December 31, 2003
Assets:
Investment securities, at value (cost $1,968,058)	$2,440,701
Dividends receivable	14,119
Receivable for capital shares issued	92,910
Prepaid expenses	31

Total Assets	2,547,761

Liabilities:
Cash overdraft	20,406
Payable for investments purchased	106,141
Advisory fees payable	4,399
Management services fees payable	879
Administration fees payable	310
Administrative services fees payable	3,431
Distribution fees payable	1,716
Other accrued expenses	4,175

Total Liabilities	141,457

Net Assets	$2,406,304

Net Assets consist of:
Capital	$3,014,170
Accumulated net investment income (loss)	5,023
Accumulated net realized gains (losses) on investments	(1,085,532)
Net unrealized appreciation (depreciation) on investments	472,643

Net Assets	$2,406,304

Shares of Beneficial Interest Outstanding	81,493

Net Asset Value (offering and redemption price per share)	$29.53

Statement of Operations

For the year ended December 31, 2003
Investment Income:
Dividends	$79,928
Interest	131

Total Investment Income	80,059

Expenses:
Advisory fees	28,462
Management services fees	5,692
Administration fees	1,796
Transfer agency and administrative service fees	22,446
Distribution fees	9,487
Custody fees	13,331
Fund accounting fees	3,630
Other fees	3,442

Total Gross Expenses before reductions	88,286
Less Expenses reduced by the Advisor	(13,250)

Total Net Expenses	75,036

Net Investment Income (Loss)	5,023

Realized and Unrealized Gains (Losses) on Investments:
Net realized gains (losses) on investment securities	225,375
Change in net unrealized appreciation/depreciation on investments	195,931

Net Realized and Unrealized Gains (Losses) on Investments	421,306

Change in Net Assets Resulting from Operations	$426,329

See accompanying notes to the financial statements.

65

PROFUNDS VP

ProFund VP Consumer Non-Cyclical

Statements of Changes in Net Assets

	For the year ended December 31, 2003	For the period May 1, 2002(a) through December 31, 2002
From Investment Activities:
Operations:
Net investment income (loss)	$5,023	$15,503
Net realized gains (losses) on investments	225,375	(1,925,251)
Change in net unrealized appreciation/depreciation on investments	195,931	276,712

Change in net assets resulting from operations	426,329	(1,633,036)

Distributions to Shareholders From:
Net investment income	(19,148)	—

Change in net assets resulting from distributions	(19,148)	—

Capital Transactions:
Proceeds from shares issued	67,481,358	93,043,640
Dividends reinvested	19,148	—
Cost of shares redeemed	(70,453,029)	(86,458,958)

Change in net assets resulting from capital transactions	(2,952,523)	6,584,682

Change in net assets	(2,545,342)	4,951,646
Net Assets:
Beginning of period	4,951,646	—

End of period	$2,406,304	$4,951,646

Accumulated net investment income (loss)	$5,023	$19,148

Share Transactions:
Issued	2,514,438	3,450,934
Reinvested	656	—
Redeemed	(2,630,810)	(3,253,725)

Change in shares	(115,716)	197,209

(a)	Commencement of operations

See accompanying notes to the financial statements.

66

PROFUNDS VP

ProFund VP Consumer Non-Cyclical

Financial Highlights

Selected data for a share of beneficial interest outstanding throughout the periods indicated.

	For the year ended December 31, 2003	For the period May 1, 2002(a) through December 31, 2002
Net Asset Value, Beginning of Period	$25.11	$30.00

Investment Activities:
Net investment income (loss)	0.04 (b)	0.04	(b)
Net realized and unrealized gains (losses) on investments	4.59	(4.93)

Total income (loss) from investment activities	4.63	(4.89)

Distributions to Shareholders From:
Net investment income	(0.21)	—

Net Asset Value, End of Period	$29.53	$25.11

Total Return	18.46%	(16.30	)%(c)
Ratios to Average Net Assets:
Gross expenses(d)	2.33%	2.10%
Net expenses(d)	1.98%	1.98%
Net investment income (loss)(d)	0.13%	0.22%
Supplemental Data:
Net assets, end of period (000’s)	$2,406	$4,952
Portfolio turnover rate(e)	1,472%	1,057	%(c)

(a)	Commencement of operations
(b)	Per share net investment income (loss) has been calculated using the daily average shares method.
(c)	Not annualized for periods less than one year.
(d)	Annualized for periods less than one year.
(e)	Portfolio turnover rate is calculated without regard to instruments (including options, swap agreements and futures contracts) having a maturity of less than one year.

See accompanying notes to the financial statements.

67

ProFund VP Energy

The ProFund VP Energy seeks daily investment results, before fees and expenses, that correspond to the daily performance of the Dow Jones U.S. Energy Sector Index. For the year ended December 31, 2003, the Fund had a total return of 22.27%1, compared to a return of 22.86%2 for the Index. For the year, the Fund achieved an average daily statistical correlation of over 0.99 to the daily performance of the Index.3

The Fund applies a mathematical approach to investing. In doing so it takes positions in securities and/or financial instruments that, in combination, should have similar daily return characteristics as the Index. The Dow Jones U.S. Energy Sector Index measures the performance of the energy sector of the U.S. equity market. Component companies include oil drilling equipment and services, coal, oil companies-major, oil companies-secondary, pipelines, liquid, solid or gaseous fossil fuel producers and service companies.

The performance of the Dow Jones U.S. Energy Sector Index (and thus the Fund) benefited from energy prices which remaining relatively high throughout the year, as well from the end of major combat in Iraq which reduced uncertainties in the region. Of the ten highest weighted constituents of the Index at the beginning of the year, the top performer in terms of stock price return was Apache Corp. (+49.42%) and the worst was Baker Hughes Inc. (-0.09%).

Value of a $10,000 Investment*

* The line graph represents historical performance of a hypothetical investment of $10,000 in the ProFund VP Energy from January 22, 2001 to December 31, 2003 assuming the reinvestment of distributions.

Average Annual Total Return as of 12/31/031

	1 Year	Since Inception (1/22/01)

ProFund VP Energy	22.27%	(1.93)%

Dow Jones U.S. Energy Index	22.86%	(0.77)%

S&P 500 Index	26.38%	(6.22)%

1 Past performance does not guarantee future results. Total return calculations assume the reinvestment of distributions and do not reflect the effect of taxes. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and net asset value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. During the period, certain fees were reduced. If such fee reductions had not occurred, the quoted performance would be lower. Performance numbers are net of all Fund expenses but do not include any insurance, sales, or administrative charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower.

2 The Dow Jones U.S. Energy Index is a price return index and does not reflect the reinvestment of dividends, the impact of transaction costs, nor the deduction of expenses associated with a mutual fund such as investment management and accounting fees. It is not possible to invest directly in an index. The Fund’s performance does reflect the reinvestment of dividends, the impact of transaction costs and the deduction of fees and expenses.

3 1.00 equals perfect correlation.

4 The S&P 500 Index is an unmanaged index that consists of the common stocks of 500 major U.S. corporations selected for their size and the frequency and ease with which their stocks trade.

The above information is not covered by the Report of Independent Auditors.

68

PROFUNDS VP ProFund VP Energy	Schedule of Portfolio Investments December 31, 2003

Common Stocks (85.6%)

	Shares	Value
Amerada Hess Corp.	4,970	$264,255
Anadarko Petroleum Corp.	15,904	811,263
Apache Corp.	10,437	846,441
Arch Coal, Inc.	3,479	108,441
Atwood Oceanics, Inc.*	497	15,874
Baker Hughes, Inc.	21,371	687,291
BJ Services Co.*	9,940	356,846
Burlington Resources, Inc.	12,425	688,097
Cabot Oil & Gas Corp.	1,988	58,348
Chesapeake Energy Corp.	13,916	188,979
ChevronTexaco Corp.	68,089	5,882,209
Cimarex Energy Co.*	2,485	66,325
ConocoPhillips	39,760	2,607,063
Cooper Cameron Corp.*	3,479	162,121
Core Laboratories N.V.*	1,988	33,180
Devon Energy Corp.	13,916	796,830
Diamond Offshore Drilling, Inc.	3,976	81,548
El Paso Corp.	38,766	317,494
Ensco International, Inc.	9,443	256,566
EOG Resources, Inc.	7,455	344,197
Evergreen Resources, Inc.*	2,485	80,787
Exxon Mobil Corp.	262,456	10,760,696
FMC Technologies, Inc.*	3,976	92,641
Forest Oil Corp.*	3,479	99,395
Global Industries, Ltd.*	4,473	23,036
GlobalSantaFe Corp.	11,928	296,172
Grant Prideco, Inc.*	6,958	90,593
Grey Wolf, Inc.*	11,431	42,752
Halliburton Co.	27,832	723,632
Hanover Compressor Co.*	3,976	44,332
Helmerich & Payne, Inc.	2,982	83,287
Input/Output, Inc.*	2,982	13,449
Kerr-McGee Corp.	6,461	300,372
Key Energy Group*	8,449	87,109
Kinder Morgan, Inc.	5,964	352,471
Lone Star Technologies, Inc.*	1,988	31,768
Marathon Oil Corp.	19,880	657,829
Massey Energy Co.	4,970	103,376
Maverick Tube Corp.*	2,485	47,836
McDermott International, Inc.*	3,479	41,574
Murphy Oil Corp.	5,467	357,050
Nabors Industries, Ltd.*	9,443	391,885
National-Oilwell, Inc.*	5,467	122,242
Newfield Exploration Co.*	3,479	154,955
Newpark Resources, Inc.*	4,970	23,806
Noble Corp.*	8,449	302,305
Noble Energy, Inc.	3,479	154,572
Occidental Petroleum Corp.	24,353	1,028,671
Oceaneering International, Inc.*	1,491	41,748
Offshore Logistics, Inc.*	1,491	36,559
Parker Drilling Co.*	5,964	15,208
Patina Oil & Gas Corp.	1,988	97,392
Patterson-UTI Energy, Inc.*	4,970	163,612
Peabody Energy Corp.	2,485	103,649
Pioneer Natural Resources Co.*	7,455	238,038

Common Stocks, continued

	Shares	Value
Pogo Producing Co.	3,479	$168,036
Premor, Inc.*	3,976	103,376
Pride International, Inc.*	7,455	138,961
Rowan Companies, Inc.*	5,964	138,186
Schlumberger, Ltd.	37,275	2,039,689
SEACOR SMIT, Inc.*	994	41,778
Smith International, Inc.*	6,461	268,261
Stone Energy Corp.*	1,491	63,293
Sunoco, Inc.	4,970	254,216
Superior Energy Services, Inc.*	3,479	32,703
Tesoro Petroleum Corp.*	3,976	57,930
Tidewater, Inc.	3,479	103,953
Tom Brown, Inc.*	2,485	80,141
Transocean Sedco Forex, Inc.*	20,377	489,252
Unit Corp.*	2,485	58,522
Unocal Corp.	16,401	604,049
Valero Energy Corp.	7,455	345,465
Varco International, Inc.*	6,461	133,290
Veritas DGC, Inc.*	1,988	20,834
Vintage Petroleum, Inc.	3,479	41,852
Weatherford International, Ltd.*	8,449	304,164
Western Gas Resources, Inc.	1,491	70,450
Williams Companies, Inc.	32,802	322,116
XTO Energy, Inc.	11,928	337,562

TOTAL COMMON STOCKS (Cost $33,580,276)		37,996,246

U.S. Government Agency Obligations (0.2%)

	Principal Amount
Federal National Mortgage Association, 0.50%, 01/02/04	$77,000	76,999

TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS (Cost $76,999)		76,999

TOTAL INVESTMENT SECURITIES (Cost $33,657,275)—85.8%		38,073,245
Net other assets (liabilities)—14.2%		6,324,661

NET ASSETS—100.0%		$44,397,906

Swap Agreements

	Units	Unrealized Appreciation (Depreciation)
Equity Index Swap Agreement based on the Dow Jones U.S. Energy Sector Index expiring 01/02/04 (Underlying notional amount at value $6,433,873)	64,339	$(267)

*	Non-income producing security

See accompanying notes to the financial statements.

69

PROFUNDS VP

ProFund VP Energy

Statement of Assets and Liabilities

December 31, 2003
Assets:
Investment securities, at value (cost $33,657,275)	$38,073,245
Cash	3,736
Dividends and interest receivable	11,275
Receivable for investments sold	6,517,105
Receivable for capital shares issued	1,012,060
Prepaid expenses	169

Total Assets	45,617,590

Liabilities:
Payable for investments purchased	1,164,677
Unrealized depreciation on swap agreements	267
Advisory fees payable	20,148
Management services fees payable	4,029
Administration fees payable	1,121
Administrative services fees payable	12,359
Distribution fees payable	6,181
Other accrued expenses	10,902

Total Liabilities	1,219,684

Net Assets	$44,397,906

Net Assets consist of:
Capital	$50,914,576
Accumulated net realized gains (losses) on investments	(10,932,373)
Net unrealized appreciation (depreciation) on investments	4,415,703

Net Assets	$44,397,906

Shares of Beneficial Interest Outstanding	1,567,012

Net Asset Value (offering and redemption price per share)	$28.33

Statement of Operations

For the year ended December 31, 2003
Investment Income:
Dividends	$276,939
Interest	400

Total Investment Income	277,339

Expenses:
Advisory fees	108,108
Management services fees	21,622
Administration fees	6,858
Transfer agency and administrative service fees	83,588
Distribution fees	36,036
Custody fees	19,493
Fund accounting fees	12,062
Other fees	14,034

Total Gross Expenses before reductions	301,801
Less Expenses reduced by the Advisor	(16,755)

Total Net Expenses	285,046

Net Investment Income (Loss)	(7,707)

Realized and Unrealized Gains (Losses) on Investments:
Net realized gains (losses) on investment securities	(84,945)
Change in net unrealized appreciation/depreciation on investments	3,609,243

Net Realized and Unrealized Gains (Losses) on Investments	3,524,298

Change in Net Assets Resulting from Operations	$3,516,591

See accompanying notes to the financial statements.

70

PROFUNDS VP

ProFund VP Energy

Statements of Changes in Net Assets

	For the year ended December 31, 2003	For the year ended December 31, 2002
From Investment Activities:
Operations:
Net investment income (loss)	$(7,707)	$(35,169)
Net realized gains (losses) on investments	(84,945)	(4,572,369)
Change in net unrealized appreciation/depreciation on investments	3,609,243	(74,363)

Change in net assets resulting from operations	3,516,591	(4,681,901)

Capital Transactions:
Proceeds from shares issued	154,516,738	218,037,705
Cost of shares redeemed	(132,918,722)	(218,079,217)

Change in net assets resulting from capital transactions	21,598,016	(41,512)

Change in net assets	25,114,607	(4,723,413)
Net Assets:
Beginning of period	19,283,299	24,006,712

End of period	$44,397,906	$19,283,299

Share Transactions:
Issued	6,239,036	8,214,904
Redeemed	(5,504,219)	(8,242,223)

Change in shares	734,817	(27,319)

See accompanying notes to the financial statements.

71

PROFUNDS VP

ProFund VP Energy

Financial Highlights

Selected data for a share of beneficial interest outstanding throughout the periods indicated.

	For the year ended December 31, 2003		For the year ended December 31, 2002		For the period January 22, 2001(a) through December 31, 2001
Net Asset Value, Beginning of Period	$23.17		$27.93		$30.00

Investment Activities:
Net investment income (loss)	(0.01	)(b)	(0.05	)(b)	—	(b),(c)
Net realized and unrealized gains (losses) on investments	5.17		(4.71)		(2.07)

Total income (loss) from investment activities	5.16		(4.76)		(2.07)

Net Asset Value, End of Period	$28.33		$23.17		$27.93

Total Return	22.27%		(17.04)%		(6.90	)%(d)
Ratios to Average Net Assets:
Gross expenses(e)	2.09%		2.16%		2.05%
Net expenses(e)	1.98%		1.98%		2.05%
Net investment income (loss)(e)	(0.05)%		(0.18)%		(0.01)%
Supplemental Data:
Net assets, end of period (000’s)	$44,398		$19,283		$24,007
Portfolio turnover rate(f)	1,091%		1,632%		1,169	%(d)

(a)	Commencement of operations
(b)	Per share net investment income (loss) has been calculated using the daily average shares method.
(c)	Amount is less than $0.005.
(d)	Not annualized for periods less than one year.
(e)	Annualized for periods less than one year.
(f)	Portfolio turnover rate is calculated without regard to instruments (including options, swap agreements and futures contracts) having a maturity of less than one year.

See accompanying notes to the financial statements.

72

ProFund VP Financial

The ProFund VP Financial seeks daily investment results, before fees and expenses, that correspond to the daily performance of the Dow Jones U.S. Financial Sector Index. For the year ended December 31, 2003, the Fund had a total return of 28.99%1, compared to a return of 28.76%2 for the Index. For the year, the Fund achieved an average daily statistical correlation of over 0.99 to the daily performance of the Index.3

The Fund applies a mathematical approach to investing. In doing so it takes positions in securities and/or financial instruments that, in combination, should have similar daily return characteristics as the Index. The Dow Jones U.S. Financial Sector Index measures the performance of the financial services economic sector of the U.S. equity market. Component companies include regional banks; major U.S. domiciled international banks; full-line, life, and property and casualty insurance companies; companies that invest, directly or indirectly in real estate; diversified financial companies such as Fannie Mae, credit card insurers, check cashing companies, mortgage lenders and investment advisers; securities brokers and dealers including investment banks, merchant banks and online brokers; and publicly traded stock exchanges.

The Index, its component companies, and the Fund benefited from a variety of factors. Sales increased in the insurance industry and financial service firms were beneficiaries of a second half rally in stocks sensitive to the capital markets. Mortgage companies benefited from the surge in home refinancing that continued well into 2003. Of the ten highest weighted constituents of the Index at the beginning of the year, the top performer in terms of stock price return was J.P. Morgan Chase & Co. (+53.04%) and the worst was Freddie Mac (-1.24%).

Value of a $10,000 Investment*

* The line graph represents historical performance of a hypothetical investment of $10,000 in the ProFund VP Financial from January 22, 2001 to December 31, 2003 assuming the reinvestment of distributions.

Average Annual Total Return as of 12/31/031

	1 Year	Since Inception (1/22/01)

ProFund VP Financial	28.99%	0.86%

Dow Jones U.S. Financial Index	28.76%	1.51%

S&P 500 Index	26.38%	(6.22)%

1 Past performance does not guarantee future results. Total return calculations assume the reinvestment of distributions and do not reflect the effect of taxes. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and net asset value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. During the period, certain fees were reduced. If such fee reductions had not occurred, the quoted performance would be lower. Performance numbers are net of all Fund expenses but do not include any insurance, sales, or administrative charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower.

2 The Dow Jones U.S. Financial Index is a price return index and does not reflect the reinvestment of dividends, the impact of transaction costs, nor the deduction of expenses associated with a mutual fund such as investment management and accounting fees. It is not possible to invest directly in an index. The Fund’s performance does reflect the reinvestment of dividends, the impact of transaction costs and the deduction of fees and expenses.

3 1.00 equals perfect correlation.

4 The S&P 500 Index is an unmanaged index that consists of the common stocks of 500 major U.S. corporations selected for their size and the frequency and ease with which their stocks trade.

The above information is not covered by the Report of Independent Auditors.

73

PROFUNDS VP ProFund VP Financial	Schedule of Portfolio Investments December 31, 2003

Common Stocks (99.8%)

	Shares	Value
ACE, Ltd.	2,604	$107,858
AFLAC, Inc.	4,650	168,237
Allstate Corp.	6,324	272,057
Ambac Financial Group, Inc.	1,302	90,346
American Express Co.	9,858	475,451
American International Group, Inc.	20,088	1,331,432
AmSouth Bancorp	4,092	100,254
AON Corp.	2,604	62,340
Archstone-Smith Trust	1,860	52,043
Bank of America Corp.	13,206	1,062,158
Bank of New York Company, Inc.	6,882	227,932
Bank One Corp.	10,044	457,906
Banknorth Group, Inc.	2,046	66,556
BB&T Corp.	5,952	229,985
Bear Stearns Cos., Inc.	1,116	89,224
Boston Properties, Inc.	1,302	62,743
Capital One Financial Corp.	2,232	136,799
Charter One Financial, Inc.	2,976	102,821
Chubb Corp.	1,860	126,666
Cincinnati Financial Corp.	1,488	62,317
CIT Group, Inc.	2,046	73,554
Citigroup, Inc.	45,570	2,211,969
Comerica, Inc.	2,232	125,126
Compass Bancshares, Inc.	1,302	51,182
Countrywide Credit Industries, Inc.	1,860	141,081
Equity Office Properties Trust	5,394	154,538
Equity Residential Properties Trust	3,720	109,777
Everest Re Group, Ltd.	930	78,678
Fannie Mae	8,556	642,213
Fidelity National Financial, Inc.	1,302	50,492
Fifth Third Bancorp	5,208	307,793
First Tennessee National Corp.	1,488	65,621
Fleet Boston Financial Corp.	9,486	414,064
Franklin Resources, Inc.	2,046	106,515
Freddie Mac	6,324	368,816
General Growth Properties, Inc.	2,232	61,938
Golden West Financial Corp.	1,488	153,547
Goldman Sachs Group, Inc.	2,790	275,457
GreenPoint Financial Corp.	2,046	72,265
Hartford Financial Services Group, Inc.	2,790	164,694
iStar Financial, Inc.	1,488	57,883
J.P. Morgan Chase & Co.	18,228	669,514
Jefferson-Pilot Corp.	2,418	122,472
John Hancock Financial Services, Inc.	2,790	104,625
KeyCorp	4,650	136,338
Kimco Realty Corp.	1,302	58,265
Legg Mason, Inc.	930	71,777
Lincoln National Corp.	1,860	75,088
Loews Corp.	2,604	128,768
M&T Bank Corp.	2,046	201,122
Mack-Cali Realty Corp.	2,046	85,155
Marsh & McLennan Companies, Inc.	4,650	222,689
Marshall & Ilsley Corp.	3,906	149,405
MBIA, Inc.	2,232	132,201
MBNA Corp.	9,858	244,971
Mellon Financial Corp.	3,906	125,422
Merrill Lynch & Co., Inc.	8,742	512,718
MetLife, Inc.	3,162	106,465
MGIC Investment Corp.	1,302	74,136
Morgan Stanley Dean Witter & Co.	9,114	527,427

Common Stocks, continued

	Shares	Value
National City Corp.	5,022	$170,447
National Commerce Financial Corp.	2,418	65,963
New York Community Bancorp	2,232	84,928
North Fork Bancorp, Inc.	2,232	90,329
Northern Trust Corp.	2,046	94,975
Old Republic International Corp.	2,790	70,754
Plum Creek Timber Company, Inc.	3,162	96,283
PNC Financial Services Group	2,790	152,697
Principal Financial Group, Inc.	2,976	98,416
Progressive Corp.	2,046	171,025
Prologis Trust	3,906	125,344
Prudential Financial, Inc.	5,580	233,076
Public Storage, Inc.	1,302	56,494
Radian Group, Inc.	1,302	63,473
Regions Financial Corp.	2,976	110,707
Rouse Co.	1,302	61,194
Schwab (Charles) Corp.	8,928	105,708
Simon Property Group, Inc.	4,650	215,480
SLM Corp.	4,278	161,195
SouthTrust Corp.	2,976	97,404
Sovereign Bancorp, Inc.	2,790	66,263
St. Paul Companies, Inc.	3,162	125,373
State Street Corp.	3,162	164,677
SunTrust Banks, Inc.	3,348	239,382
Synovus Financial Corp.	3,162	91,445
T. Rowe Price Group, Inc.	1,674	79,364
TCF Financial Corp.	1,860	95,511
Torchmark Corp.	1,116	50,823
Travelers Property Casualty Corp.—Class A	4,836	81,148
Travelers Property Casualty Corp.—Class B	4,650	78,911
U.S. Bancorp	16,926	504,056
Union Planters Corp.	1,860	58,571
Vornado Realty Trust	1,302	71,285
Wachovia Corp.	12,834	597,936
Washington Mutual, Inc.	8,370	335,803
Weingarten Realty Investors	2,604	115,487
Wells Fargo & Co.	15,066	887,237
XL Capital, Ltd.—Class A	1,860	144,243
Zions Bancorp	2,418	148,296

TOTAL COMMON STOCKS (Cost $16,615,227)		20,982,589

U.S. Government Agency Obligations (0.7%)

	Principal Amount
Federal National Mortgage Association, 0.50%, 01/02/04	$157,000	156,998

TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS (Cost $156,998)		156,998

TOTAL INVESTMENT SECURITIES (Cost $16,772,225)—100.5%		21,139,587
Net other assets (liabilities)—(0.5)%		(115,192)

NET ASSETS—100.0%		$21,024,395

See accompanying notes to the financial statements.

74

PROFUNDS VP

ProFund VP Financial

Statement of Assets and Liabilities

December 31, 2003
Assets:
Investment securities, at value (cost $16,772,225)	$21,139,587
Cash	731
Dividends and interest receivable	30,329
Receivable for capital shares issued	120,041
Prepaid expenses	132

Total Assets	21,290,820

Liabilities:
Payable for investments purchased	225,666
Payable for capital shares redeemed	2,081
Advisory fees payable	13,279
Management services fees payable	2,657
Administration fees payable	721
Administrative services fees payable	6,867
Distribution fees payable	5,194
Other accrued expenses	9,960

Total Liabilities	266,425

Net Assets	$21,024,395

Net Assets consist of:
Capital	$23,507,897
Accumulated net investment income (loss)	80,498
Accumulated net realized gains (losses) on investments	(6,931,362)
Net unrealized appreciation (depreciation) on investments	4,367,362

Net Assets	$21,024,395

Shares of Beneficial Interest Outstanding	684,293

Net Asset Value (offering and redemption price per share)	$30.72

Statement of Operations

For the year ended December 31, 2003
Investment Income:
Dividends	$376,759
Interest	387

Total Investment Income	377,146

Expenses:
Advisory fees	117,814
Management services fees	23,563
Administration fees	7,496
Transfer agency and administrative service fees	81,704
Distribution fees	39,271
Custody fees	22,113
Fund accounting fees	13,464
Other fees	20,505

Total Gross Expenses before reductions	325,930
Less Expenses reduced by the Advisor	(15,317)

Total Net Expenses	310,613

Net Investment Income (Loss)	66,533

Realized and Unrealized Gains (Losses) on Investments:
Net realized gains (losses) on investment securities	714,339
Change in net unrealized appreciation/depreciation on investments	3,227,266

Net Realized and Unrealized Gains (Losses) on Investments	3,941,605

Change in Net Assets Resulting from Operations	$4,008,138

See accompanying notes to the financial statements.

75

PROFUNDS VP

ProFund VP Financial

Statements of Changes in Net Assets

	For the year ended December 31, 2003	For the year ended December 31, 2002
From Investment Activities:
Operations:
Net investment income (loss)	$66,533	$53,577
Net realized gains (losses) on investments	714,339	(5,839,251)
Change in net unrealized appreciation/depreciation on investments	3,227,266	(258,523)

Change in net assets resulting from operations	4,008,138	(6,044,197)

Distributions to Shareholders From:
Net investment income	(28,561)	—

Change in net assets resulting from distributions	(28,561)	—

Capital Transactions:
Proceeds from shares issued	111,685,395	254,024,533
Dividends reinvested	28,561	—
Cost of shares redeemed	(106,566,808)	(256,171,559)

Change in net assets resulting from capital transactions	5,147,148	(2,147,026)

Change in net assets	9,126,725	(8,191,223)
Net Assets:
Beginning of period	11,897,670	20,088,893

End of period	$21,024,395	$11,897,670

Accumulated net investment income (loss)	$80,498	$42,526

Share Transactions:
Issued	4,268,452	9,428,129
Reinvested	943	—
Redeemed	(4,084,053)	(9,646,177)

Change in shares	185,342	(218,048)

See accompanying notes to the financial statements.

76

PROFUNDS VP

ProFund VP Financial

Financial Highlights

Selected data for a share of beneficial interest outstanding throughout the periods indicated.

	For the year ended December 31, 2003	For the year ended December 31, 2002	For the period January 22, 2001(a) through December 31, 2001
Net Asset Value, Beginning of Period	$23.85	$28.02	$30.00

Investment Activities:
Net investment income (loss)	0.11 (b)	0.06 (b)	0.04	(b)
Net realized and unrealized gains (losses) on investments	6.80	(4.23)	(2.02)

Total income (loss) from investment activities	6.91	(4.17)	(1.98)

Distribution to Shareholders From:
Net investment income	(0.04)	—	—

Net Asset Value, End of Period	$30.72	$23.85	$28.02

Total Return	28.99%	(14.88)%	(6.60	)%(c)
Ratios to Average Net Assets:
Gross expenses(d)	2.07%	2.14%	2.10%
Net expenses(d)	1.98%	1.98%	2.10%
Net investment income (loss)(d)	0.42%	0.22%	0.16%
Supplemental Data:
Net assets, end of period (000’s)	$21,024	$11,898	$20,089
Portfolio turnover rate(e)	726%	1,341%	1,330	%(c)

(a)	Commencement of operations
(b)	Per share net investment income (loss) has been calculated using the daily average shares method.
(c)	Not annualized for periods less than one year.
(d)	Annualized for periods less than one year.
(e)	Portfolio turnover rate is calculated without regard to instruments (including options, swap agreements and futures contracts) having a maturity of less than one year.

See accompanying notes to the financial statements.

77

ProFund VP Healthcare

The ProFund VP Healthcare seeks daily investment results, before fees and expenses, that correspond to the daily performance of the Dow Jones U.S. Healthcare Sector Index. For the year ended December 31, 2003, the Fund had a total return of 17.42%1, compared to a return of 17.78%2 for the Index. For the year, the Fund achieved an average daily statistical correlation of over 0.99 to the daily performance of the Index.3

The Fund applies a mathematical approach to investing. In doing so it takes positions in securities and/or financial instruments that, in combination, should have similar daily return characteristics as the Index. The Dow Jones U.S. Healthcare Sector Index measures the performance of the healthcare economic sector of the U.S. equity market. Component companies include health care providers, biotechnology companies, medical supplies, advanced medical devices and pharmaceuticals.

The Dow Jones U.S. Healthcare Sector Index (and thus the Fund) trailed the broader market, but was still supported by the growing demand for healthcare as the average age in the U.S. continued to increase. Generic drugs limited the returns, while changes in Medicare legislation gave the elderly better access to prescriptions as both healthcare spending and costs increased in the U.S. These changes also benefited managed care providers and healthcare facilities, which were among the top performing groups within the sector. Of the ten highest weighted constituents of the Index at the beginning of the year, the top performer in terms of stock price return was Amgen Inc. (+27.82%) and the worst was Merck & Co. Inc. (-13.77%).

Value of a $10,000 Investment*

* The line graph represents historical performance of a hypothetical investment of $10,000 in the ProFund VP Healthcare from January 22, 2001 to December 31, 2003 assuming the reinvestment of distributions.

Average Annual Total Return as of 12/31/031

	1 Year	Since Inception (1/22/01)

ProFund VP Healthcare	17.42%	(4.99)%

Dow Jones U.S. Healthcare Index	17.78%	(4.21)%

S&P 500 Index	26.38%	(6.22)%

1 Past performance does not guarantee future results. Total return calculations assume the reinvestment of distributions and do not reflect the effect of taxes. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and net asset value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. During the period, certain fees were reduced. If such fee reductions had not occurred, the quoted performance would be lower. Performance numbers are net of all Fund expenses but do not include any insurance, sales, or administrative charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower.

2 The Dow Jones U.S. Healthcare Index is a price return index and does not reflect the reinvestment of dividends, the impact of transaction costs, nor the deduction of expenses associated with a mutual fund such as investment management and accounting fees. It is not possible to invest directly in an index. The Fund’s performance does reflect the reinvestment of dividends, the impact of transaction costs and the deduction of fees and expenses.

3 1.00 equals perfect correlation.

4 The S&P 500 Index is an unmanaged index that consists of the common stocks of 500 major U.S. corporations selected for their size and the frequency and ease with which their stocks trade.

The above information is not covered by the Report of Independent Auditors.

78

PROFUNDS VP ProFund VP Healthcare	Schedule of Portfolio Investments December 31, 2003

Common Stocks (99.8%)

	Shares	Value
Abbott Laboratories	25,380	$1,182,708
AdvancePCS*	1,350	71,091
Aetna, Inc.	2,700	182,466
Affymetrix, Inc.*	1,350	33,224
Alcon, Inc.	1,350	81,729
Allergan, Inc.	2,430	186,648
Amgen, Inc.*	22,950	1,418,309
Amylin Pharmaceuticals, Inc.*	1,620	35,996
Andrx Group*	1,080	25,963
Anthem, Inc.*	2,430	182,250
Apogent Technologies, Inc.*	1,620	37,325
Applera Corp.—Applied Biosystems Group	4,320	89,467
Apria Healthcare Group, Inc.*	1,080	30,748
Bard (C.R.), Inc.	1,080	87,750
Barr Laboratories, Inc.*	1,080	83,106
Bausch & Lomb, Inc.	1,350	70,065
Baxter International, Inc.	10,260	313,135
Beckman Coulter, Inc.	1,350	68,621
Becton, Dickinson & Co.	4,590	188,833
Biogen Idec, Inc.*	5,670	208,543
Biomet, Inc.	4,050	147,461
Boston Scientific Corp.*	10,260	377,158
Bristol-Myers Squibb Co.	31,860	911,196
Caremark Rx, Inc.*	4,320	109,426
Celgene Corp.*	1,620	72,932
Cephalon, Inc.*	810	39,212
Charles River Laboratories International, Inc.*	810	27,807
Chiron Corp.*	2,700	153,873
CIGNA Corp.	2,700	155,250
Community Health Systems*	1,080	28,706
Cooper Companies, Inc.	540	25,450
Covance, Inc.*	1,080	28,944
Coventry Health Care, Inc.*	810	52,237
DaVita, Inc.*	1,080	42,120
DENTSPLY International, Inc.	1,080	48,784
Edwards Lifesciences Corp.*	1,080	32,486
Eli Lilly & Co.	15,930	1,120,357
Express Scripts, Inc.—Class A*	1,080	71,744
First Health Group Corp.*	1,620	31,525
Fisher Scientific International, Inc.*	1,350	55,850
Forest Laboratories, Inc.*	6,210	383,778
Genentech, Inc.*	3,780	353,695
Genzyme Corp.—General Division*	4,050	199,827
Gilead Sciences, Inc.*	3,510	204,071
Guidant Corp.	5,400	325,080
HCA, Inc.	7,290	313,177
Health Management Associates, Inc.—Class A	4,050	97,200
Health Net, Inc.*	2,160	70,632
Hillenbrand Industries, Inc.	1,080	67,025
Human Genome Sciences, Inc.*	2,160	28,620
Humana, Inc.*	2,970	67,865
ICOS Corp.*	1,350	55,728
IDEXX Laboratories, Inc.*	540	24,991
ImClone Systems, Inc.*	1,080	42,833
IMS Health, Inc.	4,050	100,683
INAMED Corp.*	540	25,952
Invitrogen Corp.*	810	56,700
IVAX Corp.*	2,700	64,476
Johnson & Johnson	48,870	2,524,623
King Pharmaceuticals, Inc.*	4,050	61,803

Common Stocks, continued

	Shares	Value
Laboratory Corp. of America Holdings*	2,430	$89,789
Lincare Holdings, Inc.*	1,620	48,649
Manor Care, Inc.	1,890	65,337
Martek Biosciences Corp.*	540	35,084
Medco Health Solutions, Inc.*	4,320	146,837
Medicis Pharmaceutical Corp.	540	38,502
MedImmune, Inc.*	4,320	109,728
Medtronic, Inc.	19,980	971,228
Merck & Co., Inc.	36,450	1,683,990
Mid Atlantic Medical Services, Inc.*	1,080	69,984
Millennium Pharmaceuticals, Inc.*	4,860	90,736
Monsanto Co.	4,590	132,100
Mylan Laboratories, Inc.	4,860	122,764
Neurocrine Biosciences, Inc.*	540	29,452
Omnicare, Inc.	1,890	76,337
Oxford Health Plans, Inc.*	1,620	70,470
PacifiCare Health Systems, Inc.*	810	54,756
Patterson Dental Co.*	1,080	69,293
Pfizer, Inc.	126,090	4,454,759
Pharmaceutical Resources, Inc.*	540	35,181
Protein Design Labs, Inc.*	1,890	33,831
Quest Diagnostics, Inc.*	1,350	98,699
Renal Care Group, Inc.*	810	33,372
Schering-Plough Corp.	24,300	422,577
Sepracor, Inc.*	1,620	38,767
SICOR, Inc.*	1,350	36,720
St. Jude Medical, Inc.*	3,240	198,774
STERIS Corp.*	1,350	30,510
Stryker Corp.	2,430	206,574
Taro Pharmaceutical Industries, Ltd.*	540	34,830
Tenet Healthcare Corp.*	7,290	117,005
Triad Hospitals, Inc.*	1,350	44,915
UnitedHealth Group, Inc.	9,720	565,509
Universal Health Services, Inc.— Class B	1,080	58,018
Valeant Pharmaceuticals International	1,350	33,953
Varian Medical Systems, Inc.*	1,620	111,942
Watson Pharmaceuticals, Inc.*	1,890	86,940
Wellpoint Health Networks, Inc.*	2,700	261,872
Wyeth	22,140	939,843
Zimmer Holdings, Inc.*	4,320	304,128

TOTAL COMMON STOCKS (Cost $20,842,413)		25,233,009

U.S. Government Agency Obligations (0.4%)

	Principal Amount
Federal National Mortgage Association, 0.50%, 01/02/04	$106,000	105,999

TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS (Cost $ 105,999)		105,999

TOTAL INVESTMENT SECURITIES (Cost $20,948,412)—100.2%		25,339,008
Net other assets (liabilities)—(0.2)%		(53,337)

NET ASSETS—100.0%		$25,285,671

*	Non-income producing security

See accompanying notes to the financial statements.

79

PROFUNDS VP

ProFund VP Healthcare

Statement of Assets and Liabilities

December 31, 2003
Assets:
Investment securities, at value (cost $20,948,412)	$25,339,008
Cash	382
Dividends and interest receivable	26,080
Receivable for investments sold	1,027,751
Receivable for capital shares issued	1,829
Prepaid expenses	155

Total Assets	26,395,205

Liabilities:
Payable for capital shares redeemed	1,064,988
Advisory fees payable	15,306
Management services fees payable	3,061
Administration fees payable	834
Administrative services fees payable	8,335
Distribution fees payable	5,341
Other accrued expenses	11,669

Total Liabilities	1,109,534

Net Assets	$25,285,671

Net Assets consist of:
Capital	$31,544,726
Accumulated net realized gains (losses) on investments	(10,649,651)
Net unrealized appreciation (depreciation) on investments	4,390,596

Net Assets	$25,285,671

Shares of Beneficial Interest Outstanding	979,653

Net Asset Value (offering and redemption price per share)	$25.81

Statement of Operations

For the year ended December 31, 2003
Investment Income:
Dividends	$255,037
Interest	609

Total Investment Income	255,646

Expenses:
Advisory fees	142,691
Management services fees	28,538
Administration fees	9,061
Transfer agency and administrative service fees	101,415
Distribution fees	47,564
Custody fees	23,048
Fund accounting fees	15,971
Other fees	19,900

Total Gross Expenses before reductions	388,188
Less Expenses reduced by the Advisor	(12,490)

Total Net Expenses	375,698

Net Investment Income (Loss)	(120,052)

Realized and Unrealized Gains (Losses) on Investments:
Net realized gains (losses) on investment securities	(1,359,969)
Change in net unrealized appreciation/depreciation on investments	2,727,687

Net Realized and Unrealized Gains (Losses) on Investments	1,367,718

Change in Net Assets Resulting from Operations	$1,247,666

See accompanying notes to the financial statements.

80

PROFUNDS VP

ProFund VP Healthcare

Statements of Changes in Net Assets

	For the year ended December 31, 2003	For the year ended December 31, 2002
From Investment Activities:
Operations:
Net investment income (loss)	$(120,052)	$(119,837)
Net realized gains (losses) on investments	(1,359,969)	(5,407,466)
Change in net unrealized appreciation/depreciation on investments	2,727,687	(4,248)

Change in net assets resulting from operations	1,247,666	(5,531,551)

Capital Transactions:
Proceeds from shares issued	175,842,151	162,519,407
Cost of shares redeemed	(166,426,624)	(175,592,623)

Change in net assets resulting from capital transactions	9,415,527	(13,073,216)

Change in net assets	10,663,193	(18,604,767)
Net Assets:
Beginning of period	14,622,478	33,227,245

End of period	$25,285,671	$14,622,478

Share Transactions:
Issued	7,405,590	6,734,915
Redeemed	(7,091,298)	(7,238,169)

Change in shares	314,292	(503,254)

See accompanying notes to the financial statements.

81

PROFUNDS VP

ProFund VP Healthcare

Financial Highlights

Selected data for a share of beneficial interest outstanding throughout the periods indicated.

	For the year ended December 31, 2003		For the year ended December 31, 2002		For the period January 22, 2001(a) through December 31, 2001
Net Asset Value, Beginning of Period	$21.98		$28.43		$30.00

Investment Activities:
Net investment income (loss)	(0.15	)(b)	(0.13	)(b)	(0.30	)(b)
Net realized and unrealized gains (losses) on investments	3.98		(6.32)		(1.27)

Total income (loss) from investment activities	3.83		(6.45)		(1.57)

Net Asset Value, End of Period	$25.81		$21.98		$28.43

Total Return	17.42%		(22.69)%		(5.23	)%(c)
Ratios to Average Net Assets:
Gross expenses(d)	2.04%		2.14%		2.06%
Net expenses(d)	1.97%		1.98%		2.06%
Net investment income (loss)(d)	(0.63)%		(0.54)%		(1.10)%
Supplemental Data:
Net assets, end of period (000’s)	$25,286		$14,622		$33,227
Portfolio turnover rate(e)	877%		897%		1,032	%(c)

(a)	Commencement of operations
(b)	Per share net investment income (loss) has been calculated using the daily average shares method.
(c)	Not annualized for periods less than one year.
(d)	Annualized for periods less than one year.
(e)	Portfolio turnover rate is calculated without regard to instruments (including options, swap agreements and futures contracts) having a maturity of less than one year.

See accompanying notes to the financial statements.

82

ProFund VP Industrial

The ProFund VP Industrial seeks daily investment results, before fees and expenses, that correspond to the daily performance of the Dow Jones U.S. Industrial Sector Index. For the year ended December 31, 2003, the Fund had a total return of 28.40%1, compared to a return of 31.10%2 for the Index. For the year, the Fund achieved an average daily statistical correlation of over 0.99 to the daily performance of the Index.3

The Fund applies a mathematical approach to investing. In doing so it takes positions in securities and/or financial instruments that, in combination, should have similar daily return characteristics as the Index. The Dow Jones U.S. Industrial Sector Index measures the performance of the industrial economic sector of the U.S. equity market. Component companies include building materials, heavy construction, factory equipment, heavy machinery, industrial services, pollution control, containers and packaging, industrial diversified, air freight, marine transportation, railroads, trucking, land-transportation equipment, shipbuilding, transportation services, advanced industrial equipment, electric components and equipment and aerospace.

The Dow Jones U.S. Industrial Sector Index (and thus the Fund) benefited from the improving economic landscape in 2003 which led to an increase in economic spending and activity worldwide, and meant higher demand for industrial products such as industrial services, transportation and equipment, aerospace, building materials, and heavy construction. Of the ten highest weighted constituents of the Index at the beginning of the year, the top performer in terms of stock price return was Tyco International Ltd. (+55.15%) and the worst was Lockheed Martin Corp. (-11.00%).

Value of a $10,000 Investment*

* The line graph represents historical performance of a hypothetical investment of $10,000 in the ProFund VP Industrial from May 1, 2002 to December 31, 2003 assuming the reinvestment of distributions.

Average Annual Total Return as of 12/31/031

	1 Year	Since Inception (5/1/02)

ProFund VP Industrial	28.40%	1.75%

Dow Jones U.S. Industrial Index	31.10%	3.37%

S&P 500 Index	26.38%	1.40%

1 Past performance does not guarantee future results. Total return calculations assume the reinvestment of distributions and do not reflect the effect of taxes. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and net asset value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. During the period, certain fees were reduced. If such fee reductions had not occurred, the quoted performance would be lower. Performance numbers are net of all Fund expenses but do not include any insurance, sales, or administrative charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower.

2 The Dow Jones U.S. Industrial Index is a price return index and does not reflect the reinvestment of dividends, the impact of transaction costs, nor the deduction of expenses associated with a mutual fund such as investment management and accounting fees. It is not possible to invest directly in an index. The Fund’s performance does reflect the reinvestment of dividends, the impact of transaction costs and the deduction of fees and expenses.

3 1.00 equals perfect correlation.

4 The S&P 500 Index is an unmanaged index that consists of the common stocks of 500 major U.S. corporations selected for their size and the frequency and ease with which their stocks trade.

The above information is not covered by the Report of Independent Auditors.

83

PROFUNDS VP ProFund VP Industrial	Schedule of Portfolio Investments December 31, 2003

Common Stocks (100.5%)

	Shares	Value
3M Co.	6,439	$547,507
Accenture, Ltd.—Class A*	2,740	72,117
Agilent Technologies, Inc.*	4,247	124,183
Allied Waste Industries, Inc.*	1,781	24,720
American Power Conversion Corp.	2,192	53,594
American Standard Cos.*	685	68,979
Arrow Electronics, Inc.*	2,055	47,553
Ashland, Inc.	1,096	48,290
Automatic Data Processing, Inc.	5,480	217,062
Avnet, Inc.*	1,781	38,576
Ball Corp.	685	40,805
Bemis Company, Inc.	548	27,400
Boeing Co.	6,165	259,794
Burlington Northern Santa Fe Corp.	3,836	124,095
C.H. Robinson Worldwide, Inc.	959	36,356
Caterpillar, Inc.	3,151	261,596
Ceridian Corp.*	1,370	28,688
Certegy, Inc.	685	22,468
Choicepoint, Inc.*	1,096	41,747
Cintas Corp.	1,507	75,546
Concord EFS, Inc.*	4,247	63,025
Cooper Industries, Ltd.—Class A	1,233	71,428
CSX Corp.	2,466	88,628
Danaher Corp.	1,233	113,128
Deere & Co.	2,192	142,590
Deluxe Corp.	685	28,311
Diebold, Inc.	1,096	59,041
Donaldson Co., Inc.	548	32,420
Donnelley (R.R.) & Sons Co.	1,644	49,567
Dover Corp.	2,877	114,361
DST Systems, Inc.*	1,233	51,490
Dun & Bradstreet Corp.*	822	41,684
Eaton Corp.	822	88,760
Emerson Electric Co.	3,699	239,510
Equifax, Inc.	1,644	40,278
Expeditors International of Washington, Inc.	959	36,116
Fair, Isaac & Co., Inc.	548	26,940
FedEx Corp.	2,740	184,950
First Data Corp.	6,439	264,578
Fiserv, Inc.*	2,329	92,019
Fluor Corp.	1,370	54,307
Garmin, Ltd.	548	29,855
General Dynamics Corp.	1,507	136,218
General Electric Co.	87,269	2,703,593
Goodrich Corp.	1,096	32,540
Grainger (W.W.), Inc.	959	45,447
Honeywell International, Inc.	6,713	224,416
Hubbell, Inc.—Class B	548	24,167
Illinois Tool Works, Inc.	2,466	206,922
Ingersoll-Rand Co.—Class A	1,644	111,595
Ingram Micro, Inc.—Class A*	2,329	37,031
Iron Mountain, Inc.*	685	27,085
ITT Industries, Inc.	959	71,167
Jabil Circuit, Inc.*	1,781	50,402
L-3 Communications Holdings, Inc.*	1,781	91,472
Lockheed Martin Corp.	3,288	169,003
Manpower, Inc.	1,096	51,600
Martin Marietta Materials	548	25,740
Masco Corp.	4,521	123,920

Common Stocks, continued

	Shares	Value
Millipore Corp.*	959	$41,285
Molex, Inc.	685	23,900
Moody’s Corp.	1,781	107,839
Navistar International Corp.*	822	39,366
Norfolk Southern Corp.	3,562	84,241
Northrop Grumman Corp.	1,644	157,166
PACCAR, Inc.	1,507	128,275
Pactiv Corp.*	1,507	36,017
Pall Corp.	1,370	36,757
Parker Hannifin Corp.	1,370	81,515
Paychex, Inc.	3,014	112,120
Pentair, Inc.	685	31,305
Precision Castparts Corp.	959	43,548
Raytheon Co.	3,699	111,118
Republic Services, Inc.	1,644	42,136
Robert Half International, Inc.*	1,781	41,569
Rockwell Collins, Inc.	1,370	41,141
Rockwell International Corp.	1,644	58,526
Ryder System, Inc.	822	28,071
Sabre Holdings Corp.	1,918	41,410
Sanmina-SCI Corp.*	5,069	63,920
Sealed Air Corp.*	959	51,921
Sherwin-Williams Co.	1,233	42,834
Smurfit-Stone Container Corp.*	2,192	40,705
Solectron Corp.*	7,672	45,342
Sonoco Products Co.	1,096	26,984
SPX Corp.*	959	56,399
Symbol Technologies, Inc.	1,918	32,395
Tech Data Corp.*	685	27,188
Tektronix, Inc.	1,507	47,621
Temple-Inland, Inc.	685	42,929
Textron, Inc.	1,233	70,355
Thermo Electron Corp.*	1,507	37,976
Tyco International, Ltd.	17,673	468,335
Union Pacific Corp.	2,466	171,338
United Parcel Service, Inc.—Class B	5,480	408,533
United Technologies Corp.	4,247	402,489
Vishay Intertechnology, Inc.*	1,781	40,785
Vulcan Materials Co.	959	45,620
Waste Management, Inc.	5,069	150,042
Waters Corp.*	1,233	40,886

TOTAL COMMON STOCKS (Cost $10,976,458)		11,808,282

U.S. Government Agency Obligations (0.3%)

	Principal Amount
Federal National Mortgage Association, 0.50%, 01/02/04	$34,000	34,000

TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS (Cost $34,000)		34,000

TOTAL INVESTMENT SECURITIES (Cost $11,010,458)—100.8%		11,842,282
Net other assets (liabilities)—(0.8)%		(91,137)

NET ASSETS—100.0%		$11,751,145

*	Non-income producing security

See accompanying notes to the financial statements.

84

PROFUNDS VP

ProFund VP Industrial

Statement of Assets and Liabilities

December 31, 2003
Assets:
Investment securities, at value (cost $11,010,458)	$11,842,282
Cash	3
Dividends and interest receivable	28,292
Receivable for capital shares issued	6,114,067
Prepaid expenses	20

Total Assets	17,984,664

Liabilities:
Payable for investments purchased	6,207,314
Advisory fees payable	10,213
Management services fees payable	2,043
Administration fees payable	546
Administrative services fees payable	6,024
Distribution fees payable	3,012
Other accrued expenses	4,367

Total Liabilities	6,233,519

Net Assets	$11,751,145

Net Assets consist of:
Capital	$11,032,924
Accumulated net realized gains (losses) on investments	(113,603)
Net unrealized appreciation (depreciation) on investments	831,824

Net Assets	$11,751,145

Shares of Beneficial Interest Outstanding	380,556

Net Asset Value (offering and redemption price per share)	$30.88

Statement of Operations

For the year ended December 31, 2003
Investment Income:
Dividends	$67,564
Interest	94

Total Investment Income	67,658

Expenses:
Advisory fees	26,263
Management services fees	5,253
Administration fees	1,636
Transfer agency and administrative service fees	20,355
Distribution fees	8,754
Custody fees	10,752
Fund accounting fees	3,215
Other fees	2,724

Total Gross Expenses before reductions	78,952
Less Expenses reduced by the Advisor	(9,665)

Total Net Expenses	69,287

Net Investment Income (Loss)	(1,629)

Realized and Unrealized Gains (Losses) on Investments:
Net realized gains (losses) on investment securities	478,907
Change in net unrealized appreciation/depreciation on investments	757,379

Net Realized and Unrealized Gains (Losses) on Investments	1,236,286

Change in Net Assets Resulting from Operations	$1,234,657

See accompanying notes to the financial statements.

85

PROFUNDS VP

ProFund VP Industrial

Statements of Changes in Net Assets

	For the year ended December 31, 2003	For the period May 1, 2002(a) through December 31, 2002
From Investment Activities:
Operations:
Net investment income (loss)	$(1,629)	$(701)
Net realized gains (losses) on investments	478,907	(592,510)
Change in net unrealized appreciation/depreciation on investments	757,379	74,445

Change in net assets resulting from operations	1,234,657	(518,766)

Capital Transactions:
Proceeds from shares issued	69,600,137	17,267,005
Cost of shares redeemed	(60,217,978)	(15,613,910)

Change in net assets resulting from capital transactions	9,382,159	1,653,095

Change in net assets	10,616,816	1,134,329
Net Assets:
Beginning of period	1,134,329	—

End of period	$11,751,145	$1,134,329

Share Transactions:
Issued	2,481,593	652,148
Redeemed	(2,148,194)	(604,991)

Change in shares	333,399	47,157

(a)	Commencement of operations

See accompanying notes to the financial statements.

86

PROFUNDS VP

ProFund VP Industrial

Financial Highlights

Selected data for a share of beneficial interest outstanding throughout the periods indicated.

	For the year ended December 31, 2003		For the period May 1, 2002(a) through December 31, 2002
Net Asset Value, Beginning of Period	$24.05		$30.00

Investment Activities:
Net investment income (loss)	(0.01	)(b)	(0.01	)(b)
Net realized and unrealized gains (losses) on investments	6.84		(5.94)

Total income (loss) from investment activities	6.83		(5.95)

Net Asset Value, End of Period	$30.88		$24.05

Total Return	28.40%		(19.83	)%(c)
Ratios to Average Net Assets:
Gross expenses	2.25%		2.65%
Net expenses(d)	1.98%		1.98%
Net investment income (loss)(d)	(0.05)%		(0.08)%
Supplemental Data:
Net assets, end of period (000’s)	$11,751		$1,134
Portfolio turnover rate(e)	1,997%		906	%(c)

(a)	Commencement of operations
(b)	Per share net investment income (loss) has been calculated using the daily average shares method.
(c)	Not annualized for periods less than one year.
(d)	Annualized for periods less than one year.
(e)	Portfolio turnover rate is calculated without regard to instruments (including options, swap agreements and futures contracts) having a maturity of less than one year.

See accompanying notes to the financial statements.

87

ProFund VP Pharmaceuticals

The ProFund VP Pharmaceuticals seeks daily investment results, before fees and expenses, that correspond to the daily performance of the Dow Jones U.S. Pharmaceuticals Index. For the year ended December 31, 2003, the Fund had a total return of 5.60%1, compared to a return of 7.19%2 for the Index. For the year, the Fund achieved an average daily statistical correlation of over 0.99 to the daily performance of the Index3.

The Fund applies a mathematical approach to investing. In doing so it takes positions in securities and/or financial instruments that, in combination, should have similar daily return characteristics as the Index. The Dow Jones U.S. Pharmaceuticals Index measures the performance of the pharmaceuticals industry of the U.S. equity market. Component companies include the makers of prescription drugs such as birth control pills and vaccines, and over-the-counter drugs, such as aspirin and cold remedies, as well as companies engaged in contract drug research.

The performance of the Dow Jones U.S. Pharmaceuticals Index lagged the broad markets (as did the Fund) even as the pipeline for new drugs increased from the previous year. The sluggishness in the industry was due in part to weakness amongst brand-name drug makers. Of the ten highest weighted constituents of the Index at the beginning of the year, the top performer in terms of stock price return was Allergan Inc. (+33.30%) and the worst was Schering-Plough Corp. (-21.67%).

Value of a $10,000 Investment*

* The line graph represents historical performance of a hypothetical investment of $10,000 in the ProFund VP Pharmaceuticals from May 1, 2002 to December 31, 2003 assuming the reinvestment of distributions.

Average Annual Total Return as of 12/31/031

	1 Year	Since Inception (5/1/02)

ProFund VP Pharmaceuticals	5.60%	(5.26)%

Dow Jones U.S. Pharmaceuticals Index	7.19%	(4.64)%

S&P 500 Index	26.38%	1.40%

1 Past performance does not guarantee future results. Total return calculations assume the reinvestment of distributions and do not reflect the effect of taxes. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and net asset value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. During the period, certain fees were reduced. If such fee reductions had not occurred, the quoted performance would be lower. Performance numbers are net of all Fund expenses but do not include any insurance, sales, or administrative charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower.

2 The Dow Jones U.S. Pharmaceuticals Sector Index is a price return index and does not reflect the reinvestment of dividends, the impact of transaction costs, nor the deduction of expenses associated with a mutual fund such as investment management and accounting fees. It is not possible to invest directly in an index. The Fund’s performance does reflect the reinvestment of dividends, the impact of transaction costs and the deduction of fees and expenses.

3 1.00 equals perfect correlation.

4 The S&P 500 Index is an unmanaged index that consists of the common stocks of 500 major U.S. corporations selected for their size and the frequency and ease with which their stocks trade.

The above information is not covered by the Report of Independent Auditors.

88

PROFUNDS VP ProFund VP Pharmaceuticals	Schedule of Portfolio Investments December 31, 2003

Common Stocks (76.0%)

	Shares	Value
Allergan, Inc.	1,937	$148,781
Alpharma, Inc.	596	11,980
Andrx Group*	1,043	25,074
Barr Laboratories, Inc.*	894	68,793
Bristol-Myers Squibb Co.	19,310	552,266
Cephalon, Inc.*	745	36,065
Eli Lilly & Co.	8,006	563,062
Forest Laboratories, Inc.*	5,364	331,495
IVAX Corp.*	2,384	56,930
Johnson & Johnson	34,459	1,780,152
King Pharmaceuticals, Inc.*	3,576	54,570
Medicis Pharmaceutical Corp.	447	31,871
Merck & Co., Inc.	24,982	1,154,168
MGI Pharma, Inc.*	447	18,394
Mylan Laboratories, Inc.	3,874	97,857
Nektar Therapeutics*	894	12,167
Noven Pharmaceuticals, Inc.*	298	4,533
NPS Pharmaceuticals, Inc.*	596	18,321
Perrigo Co.	894	14,054
Pfizer, Inc.	80,301	2,837,033
Pharmaceutical Resources, Inc.*	447	29,122
PRAECIS Pharmaceuticals, Inc.*	745	4,798
Schering-Plough Corp.	21,456	373,120
Sepracor, Inc.*	1,192	28,525
SICOR, Inc.*	1,192	32,422
Taro Pharmaceutical Industries, Ltd.*	447	28,832
Valeant Pharmaceuticals International	1,192	29,979
Vicuron Pharmaceuticals, Inc.*	745	13,894
Watson Pharmaceuticals, Inc.*	1,639	75,394
Wyeth	13,519	573,882

TOTAL COMMON STOCKS (Cost $8,019,035)		9,007,534

U.S. Government Agency Obligations (0.9%)

	Principal Amount	Value
Federal National Mortgage Association, 0.50%, 01/02/04	$110,000	$109,999

TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS (Cost $109,999)		109,999

TOTAL INVESTMENT SECURITIES (Cost $8,129,034)—76.9%		9,117,533
Net other assets (liabilities)—23.1%		2,733,080

NET ASSETS—100.0%		$11,850,613

Swap Agreements

	Units	Unrealized Appreciation (Depreciation)
Equity Index Swap Agreement based on the Dow Jones U.S. Pharmaceuticals Index expiring 01/02/04 (Underlying notional amount at value $2,784,430)	27,844	$(969)

*	Non-income producing security

See accompanying notes to the financial statements.

89

PROFUNDS VP

ProFund VP Pharmaceuticals

Statement of Assets and Liabilities

December 31, 2003
Assets:
Investment securities, at value (cost $8,129,034)	$9,117,533
Cash	539
Dividends and interest receivable	18,707
Receivable for investments sold	2,845,363
Prepaid expenses	41

Total Assets	11,982,183

Liabilities:
Payable for investments purchased	79,575
Payable for capital shares redeemed	31,304
Unrealized depreciation on swap agreements	969
Advisory fees payable	6,282
Management services fees payable	1,256
Administration fees payable	424
Administrative services fees payable	4,694
Distribution fees payable	2,348
Other accrued expenses	4,718

Total Liabilities	131,570

Net Assets	$11,850,613

Net Assets consist of:
Capital	$13,991,700
Accumulated net realized gains (losses) on investments	(3,128,617)
Net unrealized appreciation (depreciation) on investments	987,530

Net Assets	$11,850,613

Shares of Beneficial Interest Outstanding	456,991

Net Asset Value (offering and redemption price per share)	$25.93

Statement of Operations

For the year ended December 31, 2003
Investment Income:
Dividends	$116,142
Interest	411

Total Investment Income	116,553

Expenses:
Advisory fees	53,121
Management services fees	10,624
Administration fees	3,362
Transfer agency and administrative service fees	41,104
Distribution fees	17,661
Custody fees	9,279
Fund accounting fees	5,820
Other fees	4,916

Total Gross Expenses before reductions	145,887
Less Expenses reduced by the Advisor	(5,732)

Total Net Expenses	140,155

Net Investment Income (Loss)	(23,602)

Realized and Unrealized Gains (Losses) on Investments:
Net realized gains (losses) on investment securities	(2,259,815)
Net realized gains (losses) on swap agreements	(2,721)
Change in net unrealized appreciation/depreciation on investments	730,940

Net Realized and Unrealized Gains (Losses) on Investments	(1,531,596)

Change in Net Assets Resulting from Operations	$(1,555,198)

See accompanying notes to the financial statements.

90

PROFUNDS VP

ProFund VP Pharmaceuticals

Statements of Changes in Net Assets

	For the year ended December 31, 2003	For the period May 1, 2002(a) through December 31, 2002
From Investment Activities:
Operations:
Net investment income (loss)	$(23,602)	$(652)
Net realized gains (losses) on investments	(2,262,536)	(315,532)
Change in net unrealized appreciation/depreciation on investments	730,940	256,590

Change in net assets resulting from operations	(1,555,198)	(59,594)

Distributions to Shareholders From:
Net realized gains on investments	(550,262)	—

Change in net assets resulting from distributions	(550,262)	—

Capital Transactions:
Proceeds from shares issued	129,550,308	77,460,128
Dividends reinvested	550,262	—
Cost of shares redeemed	(119,558,700)	(73,986,331)

Change in net assets resulting from capital transactions	10,541,870	3,473,797

Change in net assets	8,436,410	3,414,203
Net Assets:
Beginning of period	3,414,203	—

End of period	$11,850,613	$3,414,203

Share Transactions:
Issued	4,840,975	2,995,765
Reinvested	21,672	—
Redeemed	(4,537,140)	(2,864,281)

Change in shares	325,507	131,484

(a)	Commencement of operations

See accompanying notes to the financial statements.

91

PROFUNDS VP

ProFund VP Pharmaceuticals

Financial Highlights

Selected data for a share of beneficial interest outstanding throughout the periods indicated.

	For the year ended December 31, 2003		For the period May 1, 2002(a) through December 31, 2002
Net Asset Value, Beginning of Period	$25.96		$30.00

Investment Activities:
Net investment income (loss)	(0.09	)(b)	—	(b),(c)
Net realized and unrealized gains (losses) on investments	1.51	(d)	(4.04)

Total income (loss) from investment activities	1.42		(4.04)

Distributions to Shareholders From:
Net realized gains on investments	(1.45)		—

Net Asset Value, End of Period	$25.93		$25.96

Total Return	5.60%		(13.47	)%(e)
Ratios to Average Net Assets:
Gross expenses(f)	2.06%		2.12%
Net expenses(f)	1.98%		1.98%
Net investment income (loss)(f)	(0.33)%		(0.02)%
Supplemental Data:
Net assets, end of period (000’s)	$11,851		$3,414
Portfolio turnover rate(g)	2,569%		1,709	%(e)

(a)	Commencement of operations
(b)	Per share net investment income (loss) has been calculated using the daily average shares method.
(c)	Amount is less than $0.005.
(d)	The amount shown for a share outstanding throughout the period does not accord with the change in aggregate gains and losses in the portfolio of securities during the period because of the timing of sales and purchases of fund shares in relation to fluctuating market values during the period.
(e)	Not annualized for periods less than one year.
(f)	Annualized for periods less than one year.
(g)	Portfolio turnover rate is calculated without regard to instruments (including options, swap agreements and futures contracts) having a maturity of less than one year.

See accompanying notes to the financial statements.

92

ProFund VP Precious Metals

The ProFund VP Precious Metals seeks daily investment results, before fees and expenses, that correspond to the daily performance of the Philadelphia Stock Exchange Gold & Silver Sector Index. For the year ended December 31, 2003, the Fund had a total return of 39.23%1, compared to a return of 41.79%2 for the Index. For the year, the Fund achieved an average daily statistical correlation of over 0.99 to the daily performance of the Index3.

The Fund applies a mathematical approach to investing. In doing so it takes positions in securities and/or financial instruments that, in combination, should have similar daily return characteristics as the Index. The Philadelphia Stock Exchange Gold & Silver Sector Index measures the performance of the gold and silver mining industry of the global equity market. Component companies include companies involved in the mining and production of gold, silver, and other precious metals, precious stones and pearls. The Index does not include producers of commemorative medals and coins that are made of these metals.

During 2003, the performance of the Philadelphia Stock Exchange Gold and Silver Sector Index (and the Fund) outpaced many broad market equity indices including the S&P 500 Index, while it also exhibited volatility greater than even the NASDAQ-100 Index. The price of gold hit a multi-year high as it exceeded $400 per ounce. Gold producing and mining companies benefited from the higher prices, and realized substantial earnings growth. Of the ten highest weighted constituents of the Index at the beginning of the year, the top performer in terms of stock price return was Freeport-McMoran (+151.07%) and the worst was Agnico-Eagle Mines (-18.78%).

Value of a $10,000 Investment*

* The line graph represents historical performance of a hypothetical investment of $10,000 in the ProFund VP Precious Metals from May 1, 2002 to December 31, 2003 assuming the reinvestment of distributions.

Average Annual Total Return as of 12/31/031

	1 Year	Since Inception (5/1/02)

ProFund VP Precious Metals	39.23%	20.57%

Philadelphia Stock Exchange Gold and Silver Sector Index	41.79%	23.68%

S&P 500 Index	26.38%	1.40%

1 Past performance does not guarantee future results. Total return calculations assume the reinvestment of distributions and do not reflect the effect of taxes. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and net asset value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. During the period, certain fees were reduced. If such fee reductions had not occurred, the quoted performance would be lower. Performance numbers are net of all Fund expenses but do not include any insurance, sales, or administrative charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower.

2 The Philadelphia Stock Exchange Gold and Silver Sector Index is a price return index and does not reflect the reinvestment of dividends, the impact of transaction costs, nor the deduction of expenses associated with a mutual fund such as investment management and accounting fees. It is not possible to invest directly in an index. The Fund’s performance does reflect the reinvestment of dividends, the impact of transaction costs and the deduction of fees and expenses.

3 1.00 equals perfect correlation.

4 The S&P 500 Index is an unmanaged index that consists of the common stocks of 500 major U.S. corporations selected for their size and the frequency and ease with which their stocks trade.

The above information is not covered by the Report of Independent Auditors.

93

PROFUNDS VP ProFund VP Precious Metals	Schedule of Portfolio Investments December 31, 2003

U.S. Government Agency Obligations (38.8%)

	Principal Amount	Value
Federal Home Loan Bank, 0.50%, 01/02/04	$14,752,000	$14,751,795
Federal National Mortgage Association, 0.50%, 01/02/04	14,752,000	14,751,795

TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS (Cost $29,503,590)		29,503,590

U.S. Treasury Obligations (19.4%)
U.S. Treasury Bills, 0.50%, 01/02/04	14,752,000	14,751,795

TOTAL U.S. TREASURY OBLIGATIONS (Cost $14,751,795)		14,751,795

Repurchase Agreements (38.6%)
State Street Bank, 0.70%, 01/02/04, dated 12/31/03, with maturity value of $14,749,574 (Fully collateralized by a Federal Home Loan Mortgage Security)	14,749,000	14,749,000
UBS Bank, 0.70%, 01/02/04, dated 12/31/03, with maturity value of $14,752,574 (Fully collateralized by a Federal National Mortgage Association Security)	14,752,000	14,752,000

Total Repurchase Agreement (Cost $29,501,000)		29,501,000

TOTAL INVESTMENT SECURITIES (Cost $73,756,385)—96.8%		73,756,385
Net other assets (liabilities)—3.2%		2,461,289

NET ASSETS—100.0%		$76,217,674

Swap Agreement

	Units	Unrealized Appreciation (Depreciation)
Equity Index Swap Agreement based on the Philadelphia Stock Exchange Gold and Silver Sector Index expiring 02/23/04 (Underlying notional amount at value $76,163,495)	669,775	$(898,495)

See accompanying notes to the financial statements.

94

PROFUNDS VP

ProFund VP Precious Metals

Statement of Assets and Liabilities

December 31, 2003
Assets:
Investment securities, at value (cost $44,255,385)	$44,255,385
Repurchase agreements, at cost	29,501,000

Total Investments	73,756,385
Cash	2,475
Interest receivable	574
Receivable for capital shares issued	3,491,463
Prepaid expenses	303

Total Assets	77,251,200

Liabilities:
Payable for capital shares redeemed	5,334
Unrealized depreciation on swap contracts	898,495
Advisory fees payable	49,294
Management services fees payable	9,859
Administration fees payable	2,710
Administrative services fees payable	29,993
Distribution fees payable	14,997
Other accrued expenses	22,844

Total Liabilities	1,033,526

Net Assets	$76,217,674

Net Assets consist of:
Capital	$64,127,185
Accumulated net realized gains (losses) on investments	12,988,984
Net unrealized appreciation (depreciation) on investments	(898,495)

Net Assets	$76,217,674

Shares of Beneficial Interest Outstanding	1,859,339

Net Asset Value (offering and redemption price per share)	$40.99

Statement of Operations

For the year ended December 31, 2003
Investment Income:
Interest	$430,996

Expenses:
Advisory fees	313,550
Management services fees	62,710
Administration fees	19,815
Transfer agency and administrative service fees	238,816
Distribution fees	104,500
Custody fees	24,361
Fund accounting fees	31,928
Other fees	32,835

Total Gross Expenses before reductions	828,515
Less Expenses reduced by the Advisor	(2,376)

Total Net Expenses	826,139

Net Investment Income (Loss)	(395,143)

Realized and Unrealized Gains (Losses) on Investments:
Net realized gains (losses) on swap agreements	11,706,856
Change in net unrealized appreciation/depreciation on investments	199,326

Net Realized and Unrealized Gains (Losses) on Investments	11,906,182

Change in Net Assets Resulting from Operations	$11,511,039

See accompanying notes to the financial statements.

95

PROFUNDS VP

ProFund VP Precious Metals

Statements of Changes in Net Assets

	For the year ended December 31, 2003	For the period May 1, 2002(a) through December 31, 2002
From Investment Activities:
Operations:
Net investment income (loss)	$(395,143)	$(62,824)
Net realized gains (losses) on investments	11,706,856	(10,975,108)
Change in net unrealized appreciation/depreciation on investments	199,326	(1,097,821)

Change in net assets resulting from operations	11,511,039	(12,135,753)

Capital Transactions:
Proceeds from shares issued	267,629,406	217,729,235
Cost of shares redeemed	(258,562,216)	(149,954,037)

Change in net assets resulting from capital transactions	9,067,190	67,775,198

Change in net assets	20,578,229	55,639,445
Net Assets:
Beginning of period	55,639,445	—

End of period	$76,217,674	$55,639,445

Accumulated net investment income (loss)	$—	$17,583

Share Transactions:
Issued	8,507,473	7,659,669
Redeemed	(8,538,349)	(5,769,454)

Change in shares	(30,876)	1,890,215

(a)	Commencement of operations

See accompanying notes to the financial statements.

96

PROFUNDS VP

ProFund VP Precious Metals

Financial Highlights

Selected data for a share of beneficial interest outstanding throughout the periods indicated.

	For the year ended December 31, 2003		For the period May 1, 2002(a) through December 31, 2002
Net Asset Value, Beginning of Period	$29.44		$30.00

Investment Activities:
Net investment income (loss)	(0.31	)(b)	(0.07	)(b)
Net realized and unrealized gains (losses) on investments	11.86		(0.49)

Total income (loss) from investment activities	11.55		(0.56)

Net Asset Value, End of Period	$40.99		$29.44

Total Return	39.23%		(1.87	)%(c)
Ratios to Average Net Assets:
Gross expenses(d)	1.98%		1.98%
Net expenses(d)	1.97%		1.98%
Net investment income (loss)(d)	(0.94)%		(0.40)%
Supplemental Data:
Net assets, end of period (000’s)	$76,218		$55,639
Portfolio turnover rate(e)	—		—

(a)	Commencement of operations
(b)	Per share net investment income (loss) has been calculated using the daily average shares method.
(c)	Not annualized for periods less than one year.
(d)	Annualized for periods less than one year.
(e)	Portfolio turnover rate is calculated without regard to instruments (including options, swap agreements and futures contracts) having a maturity of less than one year.

See accompanying notes to the financial statements.

97

ProFund VP Real Estate

The ProFund VP Real Estate seeks daily investment results, before fees and expenses, that correspond to the daily performance of the Dow Jones U.S. Real Estate Index. For the year ended December 31, 2003, the Fund had a total return of 33.15%1, compared to a return of 28,36%2 for the Index. For the year, the Fund achieved an average daily statistical correlation of over 0.99 to the daily performance of the Index.3

The Fund applies a mathematical approach to investing. In doing so it takes positions in securities and/or financial instruments that, in combination, should have similar daily return characteristics as the Index. The Dow Jones U.S. Real Estate Index measures the performance of the real estate industry of the U.S. equity market. Component companies include those that invest directly or indirectly through development, management or ownership of shopping malls, apartment buildings and housing developments; and real estate investment trusts (“REITs”) that invest in apartments, office and retail properties. REITs are passive investment vehicles that invest primarily in income-producing real estate or real estate related loans or interests.

The Dow Jones U.S. Real Estate Index (and the Fund) benefited as the real estate market, REITs and Real Estate management companies, enjoyed a good year in 2003 due in part to low interest rates, an increase in residential and commercial real estate loan volume, and a booming refinancing market. Of the ten highest weighted constituents of the Index at the beginning of the year, the top performer in terms of stock price return was Vornado Realty Trust (+47.18%) and the worst was Apartment Investment Management Co. (–7.95%).

Value of a $10,000 Investment*

* The line graph represents historical performance of a hypothetical investment of $10,000 in the ProFund VP Real Estate from January 22, 2001 to December 31, 2003 assuming the reinvestment of distributions.

Average Annual Total Return as of 12/31/031

	1 Year	Since Inception (1/22/01)

ProFund VP Real Estate	33.15%	13.54%

Dow Jones U.S. Real Estate Index	28.36%	9.59%

S&P 500 Index	26.38%	(6.22)%

1 Past performance does not guarantee future results. Total return calculations assume the reinvestment of distributions and do not reflect the effect of taxes. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and net asset value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. During the period, certain fees were reduced. If such fee reductions had not occurred, the quoted performance would be lower. Performance numbers are net of all Fund expenses but do not include any insurance, sales, or administrative charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower.

2 The Dow Jones U.S. Real Estate Index is a price return index and does not reflect the reinvestment of dividends, the impact of transaction costs, nor the deduction of expenses associated with a mutual fund such as investment management and accounting fees. It is not possible to invest directly in an index. The Fund’s performance does reflect the reinvestment of dividends, the impact of transaction costs and the deduction of fees and expenses.

3 1.00 equals perfect correlation.

4 The S&P 500 Index is an unmanaged index that consists of the common stocks of 500 major U.S. corporations selected for their size and the frequency and ease with which their stocks trade.

The above information is not covered by the Report of Independent Auditors.

98

PROFUNDS VP ProFund VP Real Estate	Schedule of Portfolio Investments December 31, 2003

Common Stocks (100.0%)

	Shares	Value
Alexandria Real Estate Equities, Inc.	4,215	$244,049
AMB Property Corp.	17,703	582,075
American Financial Realty Trust	23,323	397,657
Annaly Mortgage Management, Inc.	20,794	382,610
Apartment Investment & Management Co.—Class A	17,422	601,059
Archstone-Smith Trust	38,778	1,085,008
Arden Realty Group, Inc.	13,769	417,751
AvalonBay Communities, Inc.	15,174	725,317
Boston Properties, Inc.	21,075	1,015,604
Brandywine Realty Trust	8,711	233,193
BRE Properties, Inc.—Class A	10,116	337,874
Camden Property Trust	7,587	336,104
Capital Automotive REIT	6,182	197,824
CarrAmerica Realty Corp.	11,240	334,727
Catellus Developmt Corp.	17,984	433,774
CBL & Associates Properties, Inc.	6,463	365,160
Centerpoint Properties Corp.	5,058	378,844
Chelsea Property Group, Inc.	9,273	508,253
Colonial Properties Trust	4,777	189,169
Cousins Properties, Inc.	8,430	257,958
Crescent Real Estate Equities Co.	19,951	341,761
Developers Diversified Realty Corp.	17,703	594,290
Duke-Weeks Realty Corp.	27,538	853,678
Equity Inns, Inc.	9,273	83,921
Equity Office Properties Trust	86,267	2,471,551
Equity Residential Properties Trust	59,291	1,749,677
Essex Property Trust, Inc.	4,496	288,733
Federal Realty Investment Trust	10,678	409,928
FelCor Lodging Trust, Inc.*	10,116	112,085
First Industrial Realty Trust, Inc.	8,430	284,513
Friedman, Billings, Ramsey Group, Inc.	30,348	700,432
General Growth Properties, Inc.	46,365	1,286,629
Glenborough Realty Trust, Inc.	5,901	117,725
Health Care Property Investors, Inc.	14,050	713,740
Health Care REIT, Inc.	10,678	384,408
Healthcare Realty Trust, Inc.	9,273	331,510
Highwoods Properties, Inc.	11,521	292,633
Home Properties of New York, Inc.	6,182	249,691
Hospitality Properties Trust	12,645	521,986
Host Marriott Corp.*	51,423	633,531
HRPT Properties Trust	30,910	311,882
iStar Financial, Inc.	21,918	852,610
Kilroy Realty Corp.	6,182	202,461
Kimco Realty Corp.	20,232	905,382

Common Stocks, continued

	Shares	Value
Koger Equity, Inc.	4,496	$94,101
La Quinta Corp.*	34,282	219,748
Liberty Property Trust	16,298	633,992
LNR Property Corp.	4,215	208,685
Macerich Co.	12,364	550,198
Mack-Cali Realty Corp.	12,645	526,285
Manufactured Home Communities, Inc.	4,496	169,274
MeriStar Hospitality Corp.*	12,364	80,490
Mills Corp.	8,430	370,920
Nationwide Health Properties, Inc.	12,645	247,210
New Plan Excel Realty Trust, Inc.	21,075	519,920
Pan Pacific Retail Properties	8,711	415,079
Plum Creek Timber Company, Inc.	39,621	1,206,459
Post Properties, Inc.	8,149	227,520
Prentiss Properties Trust	7,868	259,565
Prologis Trust	36,530	1,172,248
Public Storage, Inc.	18,827	816,904
Realty Income Corp.	8,149	325,960
Reckson Associates Realty Corp.	12,364	300,445
Regency Centers Corp.	12,083	481,508
Rouse Co.	17,984	845,248
Shurgard Storage Centers, Inc.—Class A	9,835	370,288
Simon Property Group, Inc.	35,687	1,653,736
SL Green Realty Corp.	7,868	322,981
St. Joe Co.	8,711	324,833
Thornburg Mortgage Asset Corp.	15,455	420,376
Trizec Properties, Inc.	19,670	302,918
United Dominion Realty Trust, Inc.	27,257	523,334
Ventas, Inc.	17,422	383,284
Vornado Realty Trust	21,356	1,169,241
Washington REIT	8,992	262,566
Weingarten Realty Investors	10,678	473,569

TOTAL COMMON STOCKS (Cost $33,313,394)		39,597,652

TOTAL INVESTMENT SECURITIES (Cost $33,313,394)—100.0%		39,597,652
Net other assets (liabilities)—NM		15,717

NET ASSETS—100.0%		$39,613,369

*	Non-income producing security
NM	Not meaningful, amount is less than 0.05%.

See accompanying notes to the financial statements.

99

PROFUNDS VP

ProFund VP Real Estate

Statement of Assets and Liabilities

December 31, 2003
Assets:
Investment securities, at value (cost $33,313,394)	$39,597,652
Dividends and interest receivable	232,924
Receivable for investments sold	5,634,576
Receivable for capital shares issued	36
Prepaid expenses	221

Total Assets	45,465,409

Liabilities:
Cash overdraft	98,607
Payable for capital shares redeemed	5,676,825
Advisory fees payable	28,196
Management services fees payable	5,639
Administration fees payable	1,596
Administrative services fees payable	16,733
Distribution fees payable	9,719
Other accrued expenses	14,725

Total Liabilities	5,852,040

Net Assets	$39,613,369

Net Assets consist of:
Capital	$39,910,883
Accumulated net investment income (loss)	611,505
Accumulated net realized gains (losses) on investments	(7,193,277)
Net unrealized appreciation (depreciation) on investments	6,284,258

Net Assets	$39,613,369

Shares of Beneficial Interest Outstanding	968,668

Net Asset Value (offering and redemption price per share)	$40.89

Statement of Operations

For the year ended December 31, 2003
Investment Income:
Dividends	$1,219,509
Interest	334

Total Investment Income	1,219,843

Expenses:
Advisory fees	180,712
Management services fees	36,143
Administration fees	11,450
Transfer agency and administrative service fees	134,779
Distribution fees	60,158
Custody fees	22,237
Fund accounting fees	19,380
Other fees	22,958

Total Gross Expenses before reductions	487,817
Less Expenses reduced by the Advisor	(11,262)

Total Net Expenses	476,555

Net Investment Income (Loss)	743,288

Realized and Unrealized Gains (Losses) on Investments:
Net realized gains (losses) on investment securities	773,332
Change in net unrealized appreciation/depreciation on investments	4,659,864

Net Realized and Unrealized Gains (Losses) on Investments	5,433,196

Change in Net Assets Resulting from Operations	$6,176,484

See accompanying notes to the financial statements.

100

PROFUNDS VP

ProFund VP Real Estate

Statements of Changes in Net Assets

	For the year ended December 31, 2003	For the year ended December 31, 2002
From Investment Activities:
Operations:
Net investment income (loss)	$743,288	$1,427,079
Net realized gains (losses) on investments	773,332	(5,405,461)
Change in net unrealized appreciation/depreciation on investments	4,659,864	(313,918)

Change in net assets resulting from operations	6,176,484	(4,292,300)

Distributions to Shareholders From:
Net investment income	(460,558)	(1,644,743)
Return of capital	—	(275,790)

Change in net assets resulting from distributions	(460,558)	(1,920,533)

Capital Transactions:
Proceeds from shares issued	283,092,753	408,200,418
Dividends reinvested	460,558	1,920,427
Cost of shares redeemed	(270,576,155)	(422,401,576)

Change in net assets resulting from capital transactions	12,977,156	(12,280,731)

Change in net assets	18,693,082	(18,493,564)
Net Assets:
Beginning of period	20,920,287	39,413,851

End of period	$39,613,369	$20,920,287

Accumulated net investment income (loss)	$611,505	$328,775

Share Transactions:
Issued	7,969,841	11,980,028
Reinvested	13,038	57,128
Redeemed	(7,685,490)	(12,570,630)

Change in shares	297,389	(533,474)

See accompanying notes to the financial statements.

101

PROFUNDS VP

ProFund VP Real Estate

Financial Highlights

Selected data for a share of beneficial interest outstanding throughout the periods indicated.

	For the year ended December 31, 2003	For the year ended December 31, 2002	For the period January 22, 2001(a) through December 31, 2001
Net Asset Value, Beginning of Period	$31.16	$32.72	$30.00

Investment Activities:
Net investment income (loss)	1.09 (b)	1.38 (b)	1.53	(b)
Net realized and unrealized gains (losses) on investments	9.14	(1.34)	1.19

Total income (loss) from investment activities	10.23	0.04	2.72

Distributions to Shareholders From:
Net investment income	(0.50)	(1.37)	—
Return of capital	—	(0.23)	—

Total distributions	(0.50)	(1.60)	—

Net Asset Value, End of Period	$40.89	$31.16	$32.72

Total Return	33.15%	0.02%	9.07	%(c)
Ratios to Average Net Assets:
Gross expenses(d)	2.02%	2.13%	1.99%
Net expenses(d)	1.98%	1.98%	1.99%
Net investment income (loss)(d)	3.08%	4.09%	5.01%
Supplemental Data:
Net assets, end of period (000’s)	$39,613	$20,920	$39,414
Portfolio turnover rate(e)	1,113%	1,163%	753	%(c)

(a)	Commencement of operations
(b)	Per share net investment income (loss) has been calculated using the daily average shares method.
(c)	Not annualized for periods less than one year.
(d)	Annualized for periods less than one year.
(e)	Portfolio turnover rate is calculated without regard to instruments (including options, swap agreements and futures contracts) having a maturity of less than one year.

See accompanying notes to the financial statements.

102

ProFund VP Technology

The ProFund VP Technology seeks daily investment results, before fees and expenses, that correspond to the daily performance of the Dow Jones U.S. Technology Sector Index. For the year ended December 31, 2003, the Fund had a total of 45.97%1, compared to a return of 50.38%2 for the Index. For the year, the Fund achieved an average daily statistical correlation of over 0.99 to the daily performance of the Index.3

The Fund applies a mathematical approach to investing. In doing so it takes positions in securities and/or financial instruments that, in combination, should have similar daily return characteristics as the Index. The Dow Jones U.S. Technology Sector Index measures the performance of the technology sector of the U.S. equity market. Component companies include those involved in computers and office equipment, software, communications technology, semiconductors, diversified technology services and Internet services.

The Dow Jones U.S. Technology Sector Index (and the Fund) benefited from a stabilization of information technology spending and a rise of tech company valuations. Consumer electronics and global chip sales fared especially well, specifically within the growing market for digital and wireless devices. PC sales, led by notebook PC sales, also jumped in 2003. Of the ten highest constituents of the Index at the beginning of the year, the top performer in terms of stock price return was Intel Corp. (+105.85%) and the worst was Microsoft Corp. (+5.88%).

Value of a $10,000 Investment*

* The line graph represents historical performance of a hypothetical investment of $10,000 in the ProFund VP Technology from January 22, 2001 to December 31, 2003 assuming the reinvestment of distributions.

Average Annual Total Return as of 12/31/031

	1 Year	Since Inception (1/22/01)

ProFund VP Technology	45.97%	(20.01)%

Dow Jones U.S. Technology Index	50.38%	(17.68)%

S&P 500 Index	26.38%	(6.22)%

1 Past performance does not guarantee future results. Total return calculations assume the reinvestment of distributions and do not reflect the effect of taxes. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and net asset value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. During the period, certain fees were reduced. If such fee reductions had not occurred, the quoted performance would be lower. Performance numbers are net of all Fund expenses but do not include any insurance, sales, or administrative charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower.

2 The Dow Jones U.S. Technology Index is a price return index and does not reflect the reinvestment of dividends, the impact of transaction costs, nor the deduction of expenses associated with a mutual fund such as investment management and accounting fees. It is not possible to invest directly in an index. The Fund’s performance does reflect the reinvestment of dividends, the impact of transaction costs and the deduction of fees and expenses.

3 1.00 equals perfect correlation.

4 The S&P 500 Index is an unmanaged index that consists of the common stocks of 500 major U.S. corporations selected for their size and the frequency and ease with which their stocks trade.

The above information is not covered by the Report of Independent Auditors.

103

PROFUNDS VP ProFund VP Technology	Schedule of Portfolio Investments December 31, 2003

Common Stocks (100.6%)

	Shares	Value

3Com Corp.*	8,140	$66,504
Adobe Systems, Inc.	5,698	223,931
Advanced Micro Devices, Inc.*	5,698	84,900
Affiliated Computer Services, Inc.—Class A*	2,442	132,991
Agere Systems, Inc.*	26,862	81,929
Altera Corp.*	6,512	147,822
Amdocs, Ltd.*	3,256	73,195
American Tower Corp.*	4,070	44,037
Amphenol Corp.—Class A*	814	52,039
Analog Devices, Inc.	6,512	297,273
Apple Computer, Inc.*	6,512	139,161
Applied Materials, Inc.*	29,304	657,875
Atmel Corp.*	8,954	53,814
Autodesk, Inc.	1,628	40,016
Avaya, Inc.*	7,326	94,798
BEA Systems, Inc.*	8,140	100,122
BMC Software, Inc.*	4,070	75,906
Broadcom Corp.—Class A*	4,884	166,496
Cadence Design Systems, Inc.*	4,884	87,814
Check Point Software Technologies, Ltd.*	4,070	68,457
CIENA Corp.*	10,582	70,264
Cisco Systems, Inc.*	116,402	2,827,405
Citrix Systems, Inc.*	3,256	69,060
Cognizant Technology Solutions Corp.*	814	37,151
Computer Associates International, Inc.	7,326	200,293
Computer Sciences Corp.*	3,256	144,013
Comverse Technology, Inc.*	3,256	57,273
Corning, Inc.*	21,978	229,231
Crown Castle International Corp.*	4,070	44,892
Cymer, Inc.*	814	37,599
Cypress Semiconductor Corp.*	1,628	34,774
Dell, Inc.*	39,072	1,326,885
Electronic Data Systems Corp.	8,140	199,756
EMC Corp.*	39,886	515,327
Emulex Corp.*	1,628	43,435
Fairchild Semiconductor International, Inc.*	1,628	40,651
Foundry Networks, Inc.*	2,442	66,813
Harris Corp.	1,628	61,783
Hewlett-Packard Co.	46,398	1,065,762
Intel Corp.	109,076	3,512,246
International Business Machines Corp.	29,304	2,715,895
International Rectifier Corp.*	1,628	80,439
Intersil Corp.—Class A	2,442	60,684
Intuit, Inc.*	3,256	172,275
JDS Uniphase Corp.*	22,792	83,191
Juniper Networks, Inc.*	7,326	136,850
KLA-Tencor Corp.*	4,884	286,544
Lam Research Corp.*	2,442	78,877
Level 3 Communications, Inc.*	10,582	60,317
Lexmark International Group, Inc.*	2,442	192,039
Linear Technology Corp.	6,512	273,960
LSI Logic Corp.*	6,512	57,761
Lucent Technologies, Inc.*	69,190	196,500
Marvell Technology Group Ltd.*	1,628	61,750
Maxim Integrated Products, Inc.	7,326	364,835
Maxtor Corp.*	4,884	54,212
Mercury Interactive Corp.*	2,442	118,779
Microchip Technology, Inc.	3,256	108,620
Micron Technology, Inc.*	9,768	131,575

Common Stocks, continued

	Shares	Value
Microsoft Corp.	175,010	$4,819,776
Motorola, Inc.	39,072	549,743
National Semiconductor Corp.*	3,256	128,319
NCR Corp.*	2,442	94,750
Network Appliance, Inc.*	7,326	150,403
Network Associates, Inc.*	3,256	48,970
Novell, Inc.*	6,512	68,506
Novellus Systems, Inc.*	4,884	205,372
NVIDIA Corp.*	3,256	75,702
Oracle Corp.*	66,748	881,074
PeopleSoft, Inc.*	5,698	129,914
Pitney Bowes, Inc.	5,698	231,453
PMC-Sierra, Inc.*	3,256	65,608
QLogic Corp.*	3,256	168,010
Qualcomm, Inc.	15,466	834,081
Rambus, Inc.*	1,628	49,980
Reynolds & Reynolds Co.	1,628	47,293
Sandisk Corp.*	1,628	99,536
Scientific-Atlanta, Inc.	2,442	66,667
Seagate Technology Common	4,070	76,923
Siebel Systems, Inc.*	9,768	135,482
Storage Technology Corp.*	2,442	62,882
Sun Microsystems, Inc.*	53,724	241,221
SunGard Data Systems, Inc.*	4,884	135,336
Sybase, Inc.*	1,628	33,504
Symantec Corp.*	5,698	197,436
Synopsys, Inc.*	3,256	109,923
Tellabs, Inc.*	6,512	54,896
Teradyne, Inc.*	3,256	82,865
Texas Instruments, Inc.	28,490	837,036
Unisys Corp.*	5,698	84,615
UTStarcom, Inc.*	1,628	60,350
VeriSign, Inc.*	4,070	66,341
Veritas Software Corp.*	7,326	272,234
WebMD Corp.*	4,884	43,907
Western Digital Corp.*	3,256	38,388
Xerox Corp.*	13,024	179,731
Xilinx, Inc.*	6,512	252,275
Yahoo!, Inc.*	12,210	551,526
Zebra Technologies Corp.*	814	54,025

TOTAL COMMON STOCKS (Cost $23,395,577)		30,794,849

U.S. Government Agency Obligations (0.4%)

	Principal Amount
Federal National Mortgage Association, 0.50%, 01/02/04	$135,000	134,998

TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS (Cost $134,998)		134,998

TOTAL INVESTMENT SECURITIES (Cost $23,530,575)—101.0%		30,929,847
Net other assets (liabilities)—(1.0)%		(299,037)

NET ASSETS—100.0%		$30,630,810

*	Non-income producing security

See accompanying notes to the financial statements.

104

PROFUNDS VP

ProFund VP Technology

Statement of Assets and Liabilities

December 31, 2003
Assets:
Investment securities, at value (cost $23,530,575)	$30,929,847
Cash	246
Dividends and interest receivable	5,613
Receivable for capital shares issued	26,512
Prepaid expenses	170

Total Assets	30,962,388

Liabilities:
Payable for capital shares redeemed	276,164
Advisory fees payable	18,859
Management services fees payable	3,772
Administration fees payable	1,123
Administrative services fees payable	8,942
Distribution fees payable	9,952
Other accrued expenses	12,766

Total Liabilities	331,578

Net Assets	$30,630,810

Net Assets consist of:
Capital	$36,196,841
Accumulated net realized gains (losses) on investments	(12,965,303)
Net unrealized appreciation (depreciation) on investments	7,399,272

Net Assets	$30,630,810

Shares of Beneficial Interest Outstanding	1,968,529

Net Asset Value (offering and redemption price per share)	$15.56

Statement of Operations

For the year ended December 31, 2003
Investment Income:
Dividends	$94,525
Interest	850

Total Investment Income	95,375

Expenses:
Advisory fees	155,594
Management services fees	31,119
Administration fees	9,819
Transfer agency and administrative service fees	93,940
Distribution fees	51,865
Custody fees	23,272
Fund accounting fees	16,592
Other fees	18,881

Total Gross Expenses before reductions	401,082
Less Expenses reduced by the Advisor	(422)

Total Net Expenses	400,660

Net Investment Income (Loss)	(305,285)

Realized and Unrealized Gains (Losses) on Investments:
Net realized gains (losses) on investment securities	(1,409,803)
Change in net unrealized appreciation/depreciation on investments	6,652,164

Net Realized and Unrealized Gains (Losses) on Investments	5,242,361

Change in Net Assets Resulting from Operations	$4,937,076

See accompanying notes to the financial statements.

105

PROFUNDS VP

ProFund VP Technology

Statements of Changes in Net Assets

	For the year ended December 31, 2003	For the year ended December 31, 2002
From Investment Activities:
Operations:
Net investment income (loss)	$(305,285)	$(216,156)
Net realized gains (losses) on investments	(1,409,803)	(8,354,759)
Change in net unrealized appreciation/depreciation on investments	6,652,164	(978,518)

Change in net assets resulting from operations	4,937,076	(9,549,433)

Capital Transactions:
Proceeds from shares issued	143,341,240	118,000,430
Cost of shares redeemed	(132,918,727)	(108,589,596)

Change in net assets resulting from capital transactions	10,422,513	9,410,834

Change in net assets	15,359,589	(138,599)
Net Assets:
Beginning of period	15,271,221	15,409,820

End of period	$30,630,810	$15,271,221

Share Transactions:
Issued	10,994,361	8,366,705
Redeemed	(10,458,167)	(7,791,673)

Change in shares	536,194	575,032

See accompanying notes to the financial statements.

106

PROFUNDS VP

ProFund VP Technology

Financial Highlights

Selected data for a share of beneficial interest outstanding throughout the periods indicated.

	For the year ended December 31, 2003		For the year ended December 31, 2002		For the period January 22, 2001(a) through December 31, 2001
Net Asset Value, Beginning of Period	$10.66		$17.97		$30.00

Investment Activities:
Net investment income (loss)	(0.20	)(b)	(0.24	)(b)	(0.34	)(b)
Net realized and unrealized gains (losses) on investments	5.10		(7.07)		(11.69)

Total income (loss) from investment activities	4.90		(7.31)		(12.03)

Net Asset Value, End of Period	$15.56		$10.66		$17.97

Total Return	45.97%		(40.68)%		(40.10	)%(c)
Ratios to Average Net Assets:
Gross expenses(d)	1.93%		2.27%		2.10%
Net expenses(d)	1.93%		1.98%		2.10%
Net investment income (loss)(d)	(1.47)%		(1.77)%		(1.91)%
Supplemental Data:
Net assets, end of period (000's)	$30,631		$15,271		$15,410
Portfolio turnover rate(e)	702%		1,208%		2,548	%(c)

(a)	Commencement of operations
(b)	Per share net investment income (loss) has been calculated using the daily average shares method.
(c)	Not annualized for periods less than one year.
(d)	Annualized for periods less than one year.
(e)	Portfolio turnover rate is calculated without regard to instruments (including options, swap agreements and futures contracts) having a maturity of less than one year.

See accompanying notes to the financial statements.

107

ProFund VP Telecommunications

The ProFund VP Telecommunications seeks daily investment results, before fees and expenses, that correspond to the daily performance of the Dow Jones U.S. Telecommunications Sector Index. For the year ended December 31, 2003, the Fund had a total return of 2.46%1, compared to a return of 3.55%2 for the Index. For the year, the Fund achieved an average daily statistical correlation of over 0.99 to the daily performance of the Index.3

The Fund applies a mathematical approach to investing. In doing so it takes positions in securities and/or financial instruments that, in combination, should have a similar daily return characteristics as the Index. The Dow Jones U.S. Telecommunications Sector Index measures the performance of the telecommunications economic sector of the U.S. equity market. Component companies include fixed-line communications and wireless communications companies.

The Dow Jones U.S. Telecommunication Sector Index (and the Fund) experienced a difficult start, declining approximately 25% by mid-March. The sector staged a turnaround to finish the year on the positive side in part due to positive economic news and optimistic earnings announcements. Telecommunications equipment companies, which had suffered acutely from the burst of the tech bubble, led the post March rally as demand increased. Of the ten highest weighted constituents of the Index at the beginning of the year, the top performer in terms of stock price return was Nextel Communications Inc (+142.94%) and the worst was AT&T Corp. (-22.25%).

Value of a $10,000 Investment*

* The line graph represents historical performance of a hypothetical investment of $10,000 in the ProFund VP Telecommunications from January 22, 2001 to December 31, 2003 assuming the reinvestment of distributions.

Average Annual Total Return as of 12/31/031

	1 Year	Since Inception (1/22/01)

ProFund VP Telecommunications	2.46%	(23.33)%

Dow Jones U.S. Telecommunications Index	3.55%	(21.51)%

S&P 500 Index	26.38%	(6.22)%

1 Past performance does not guarantee future results. Total return calculations assume the reinvestment of distributions and do not reflect the effect of taxes. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and net asset value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. During the period, certain fees were reduced. If such fee reductions had not occurred, the quoted performance would be lower. Performance numbers are net of all Fund expenses but do not include any insurance, sales, or administrative charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower.

2 The Dow Jones U.S. Telecommunications Index is a price return index and does not reflect the reinvestment of dividends, the impact of transaction costs, nor the deduction of expenses associated with a mutual fund such as investment management and accounting fees. It is not possible to invest directly in an index. The Fund’s performance does reflect the reinvestment of dividends, the impact of transaction costs and the deduction of fees and expenses.

3 1.00 equals perfect correlation.

4 The S&P Index is an unmanaged index that consists of the common stocks of 500 major U.S. corporations selected for their size and the frequency and ease with which their stocks trade.

The above information is not covered by the Report of Independent Auditors.

108

PROFUNDS VP ProFund VP Telecommunications	Schedule of Portfolio Investments December 31, 2003

Common Stocks (78.0%)

	Shares	Value
Alltel Corp.	6,630	$308,825
AT&T Corp.	16,575	336,473
AT&T Wireless Services, Inc.*	44,873	358,535
BellSouth Corp.	23,175	655,853
CenturyTel, Inc.	2,873	93,717
Cincinnati Bell, Inc.*	5,083	25,669
Citizens Communications Co.*	5,967	74,110
IDT Corp.*	221	4,895
IDT Corp.—Class B*	884	20,447
Nextel Communications, Inc.—Class A*	12,321	345,727
Nextel Partners, Inc.—Class A*	884	11,890
NII Holdings, Inc.— Class B*	442	32,986
Qwest Communications International, Inc*	30,277	130,797
SBC Communications, Inc.	53,894	1,405,017
Sprint Corp. (FON Group)	15,706	257,893
Sprint Corp. (PCS Group)*	16,575	93,152
Telephone & Data Systems, Inc.	1,105	69,118
US Cellular Corp.*	221	7,846
Verizon Communications, Inc.	44,602	1,564,637
Western Wireless Corp.—Class A*	1,547	28,403
Wireless Facilities, Inc.*	1,105	16,420

TOTAL COMMON STOCKS (Cost $4,870,883)		5,842,410

TOTAL INVESTMENT SECURITIES (Cost $4,870,883)—78.0%		5,842,410
Net other assets (liabilities)—22.0%		1,646,038

NET ASSETS—100.0%		$7,488,448

Swap Agreements

	Units	Unrealized Appreciation (Depreciation)
Equity Index Swap Agreement based on the Dow Jones U.S. Telecommunications Sector Index expiring 01/02/04 (Underlying notional amount at value $1,629,844)	16,298	$(76)

*	Non-income producing security

See accompanying notes to the financial statements.

109

PROFUNDS VP ProFund VP Telecommunications

Statement of Assets and Liabilities

December 31, 2003
Assets:
Investment securities, at value (cost $4,870,883)	$5,842,410
Dividends and interest receivable	5,345
Receivable for investments sold	1,661,087
Receivable for capital shares issued	708,962
Prepaid expenses	45

Total Assets	8,217,849

Liabilities:
Cash overdraft	3,292
Payable for investments purchased	713,360
Unrealized depreciation on swap agreements	76
Advisory fees payable	4,310
Management services fees payable	862
Administration fees payable	238
Administrative services fees payable	2,625
Distribution fees payable	1,312
Other accrued expenses	3,326

Total Liabilities	729,401

Net Assets	$7,488,448

Net Assets consist of:
Capital	$10,261,192
Accumulated net investment income (loss)	165,601
Accumulated net realized gains (losses) on investments	(3,909,796)
Net unrealized appreciation (depreciation) on investments	971,451

Net Assets	$7,488,448

Shares of Beneficial Interest Outstanding	545,137

Net Asset Value (offering and redemption price per share)	$13.74

Statement of Operations

For the year ended December 31, 2003
Investment Income:
Dividends	$301,554
Interest	193

Total Investment Income	301,747

Expenses:
Advisory fees	51,642
Management services fees	10,328
Administration fees	3,321
Transfer agency and administrative service fees	41,221
Distribution fees	17,214
Custody fees	7,735
Fund accounting fees	5,929
Other fees	5,040

Total Gross Expenses before reductions	142,430
Less Expenses reduced by the Advisor	(6,284)

Total Net Expenses	136,146

Net Investment Income (Loss)	165,601

Realized and Unrealized Gains (Losses) on Investments:
Net realized gains (losses) on investment securities	(895,596)
Net realized gains (losses) on swap agreements	3,519
Change in net unrealized appreciation/depreciation on investments	(157,393)

Net Realized and Unrealized Gains (Losses) on Investments	(1,049,470)

Change in Net Assets Resulting from Operations	$(883,869)

See accompanying notes to the financial statements.

110

PROFUNDS VP

ProFund VP Telecommunications

Statements of Changes in Net Assets

	For the year ended December 31, 2003	For the year ended December 31, 2002

From Investment Activities:
Operations:
Net investment income (loss)	$165,601	$(51,088)
Net realized gains (losses) on investments	(892,077)	(1,634,461)
Change in net unrealized appreciation/depreciation on investments	(157,393)	1,004,787

Change in net assets resulting from operations	(883,869)	(680,762)

Capital Transactions:
Proceeds from shares issued	84,049,515	88,752,147
Cost of shares redeemed	(92,472,931)	(75,426,114)

Change in net assets resulting from capital transactions	(8,423,416)	13,326,033

Change in net assets	(9,307,285)	12,645,271
Net Assets:
Beginning of period	16,795,733	4,150,462

End of period	$7,488,448	$16,795,733

Accumulated net investment income (loss)	$165,601	$—

Share Transactions:
Issued	6,502,112	6,192,167
Redeemed	(7,209,075)	(5,132,470)

Change in shares	(706,963)	1,059,697

See accompanying notes to the financial statements.

111

PROFUNDS VP

ProFund VP Telecommunications

Financial Highlights

Selected data for a share of beneficial interest outstanding throughout the periods indicated.

	For the year ended December 31, 2003	For the year ended December 31, 2002		For the period January 22, 2001(a) through December 31, 2001
Net Asset Value, Beginning of Period	$13.41	$21.57		$30.00

Investment Activities:
Net investment income (loss)	0.31 (b)	(0.10	)(b)	(0.28	)(b)
Net realized and unrealized gains (losses) on investments	0.02 (c)	(8.06)		(8.15)

Total income (loss) from investment activities	0.33	(8.16)		(8.43)

Net Asset Value, End of Period	$13.74	$13.41		$21.57

Total Return	2.46%	(37.83)%		(28.10	)%(d)
Ratios to Average Net Assets:
Gross expenses(e)	2.06%	2.19%		2.17%
Net expenses(e)	1.97%	1.98%		2.17%
Net investment income (loss)(e)	2.40%	(0.72)%		(1.27)%
Supplemental Data:
Net assets, end of period (000’s)	$7,488	$16,796		$4,150
Portfolio turnover rate(f)	1,508%	1,290%		2,830	%(d)

(a)	Commencement of operations
(b)	Per share net investment income (loss) has been calculated using the daily average shares method.
(c)	The amount shown for a share outstanding throughout the period does not accord with the change in aggregate gains and losses in the portfolio of securities during the period because of the timing of sales and purchases of fund shares in relation to fluctuating market values during the period.
(d)	Not annualized for periods less than one year.
(e)	Annualized for periods less than one year.
(f)	Portfolio turnover rate is calculated without regard to instruments (including options, swap agreements and futures contracts) having a maturity of less than one year.

See accompanying notes to the financial statements.

112

ProFund VP U.S. Government Plus

The ProFund VP U.S. Government Plus seeks daily investment results, before fees and expenses, that correspond to one and one-quarter times the daily price movement of the most recently issued 30-year U.S. Treasury Bond (“Long Bond”). For the year ended December 31, 2003, the Fund had a total return of -2.55%1, compared to a price return of -4.34%2 for the most recently issued 30-year U.S. Treasury Bond3. For the year, the Fund achieved an average daily statistical correlation of over 0.99 to 125% of the daily price movement of the Long Bond.4

The Fund applies a mathematical approach to investing. In doing so it takes positions in debt instruments and/or financial instruments that, in combination, should have similar daily return characteristics as one and one-quarter times the daily price movement of the Long Bond. The Long Bond is the longest term outstanding 30-year bond issued by the U.S. Treasury. As of 12/31/03, the last (most recent) Long Bond to be issued carried a maturity date of 2/15/2031 and a 5.375% coupon.

The yield on the long bond increased from 4.78% as of 12/31/02 to 5.07% as of 12/31/03. This resulted in a price decline in the Long Bond that almost fully offset the yield component of the return, leaving the total return of the Long Bond just slightly in positive territory. The price of the Long Bond increased for most of the first half of the year, as the Federal reserve suggested they would buy bonds to keep yields low, in their effort to re-heat the economy and reduce any risks of deflation. This rally was interrupted by a very sharp decline over the mid-June to mid-August period when market participants were disappointed with a smaller than expected cut in the Fed Funds rate at the June Fed meeting, and a subsequent spate of strong economic reports that continued throughout the summer.

Value of a $10,000 Investment*

* The line graph represents historical performance of a hypothetical investment of $10,000 in the ProFund VP U.S. Government Plus from May 1, 2002 to December 31, 2003 assuming the reinvestment of distributions.

Average Annual Total Return as of 12/31/031

	1 Year	Since Inception (5/1/02)

ProFund VP U.S. Government Plus	(2.55)%	8.13%

30-year U.S. Treasury Bond	(4.34)%	4.32%

Lehman Brothers U.S. Treasury: Long-Term Index	2.20%	9.40%

1 Past performance does not guarantee future results. Total return calculations assume the reinvestment of distributions and do not reflect the effect of taxes. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and net asset value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. During the period, certain fees were reduced. If such fee reductions had not occurred, the quoted performance would be lower. Performance numbers are net of all Fund expenses but do not include any insurance, sales, or administrative charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower.

2 The price return of the most recently issued 30-year bond does not reflect a yield component nor does it reflect the reinvestment of interest income, the impact of transaction and financing costs, nor the deduction of expenses associated with a mutual fund such as investment management and accounting fees. The Fund’s performance does reflect a yield component, the impact of transaction and financing costs, and the deduction of fees and expenses.

3 Over this same period the total return of the Long Bond was 0.77% as measured by the Ryan Labs 30-Year Treasury Index and the return of the Lehman Brothers U.S. Treasury Long-Term Index was 2.20%.

4 1.00 equals perfect correlation.

5 The Lehman Brothers U.S. Treasury: Long-Term Index is an unmanaged index that consists of public obligations of the U.S. Treasury that have remaining maturities of ten years or more and at least $150 million par amount outstanding.

The above information is not covered by the Report of Independent Auditors.

113

PROFUNDS VP ProFund VP U.S. Government Plus	Schedule of Portfolio Investments December 31, 2003

U.S. Government Agency Obligations (33.3%)

	Principal Amount	Value
Federal Home Loan Bank, 0.50%, 01/02/04	$6,136,000	$6,135,915
Federal National Mortgage Association, 0.50%, 01/02/04	6,136,000	6,135,915

TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS (Cost $12,271,830)		12,271,830

U.S. Treasury Obligations (34.4%)
U.S. Treasury Bills, 0.50%, 01/02/04	6,136,000	6,135,915
U.S. Treasury Bonds, 5.375%, 02/15/31	6,220,000	6,496,804

TOTAL U.S. TREASURY OBLIGATIONS (Cost $12,320,971)		12,632,719

Repurchase Agreements (33.4%)
State Street Bank, 0.70%, 01/02/04, dated 12/31/03, with maturity value of $6,133,239 (Fully collateralized by a Federal Home Loan Mortgage Security)	6,133,000	6,133,000
UBS Bank, 0.70%, 01/02/04, dated 12/31/03, with maturity value of $6,136,239 (Fully collateralized by a Federal National Mortgage Association Security)	6,136,000	6,136,000

TOTAL REPURCHASE AGREEMENTS (Cost $12,269,000)		12,269,000

TOTAL INVESTMENT SECURITIES (Cost $36,861,801)—101.1%		37,173,549
Net other assets (liabilities)—(1.1)%		(397,135)

NET ASSETS—100.0%		$36,776,414

Futures Purchased

	Contracts	Unrealized Appreciation (Depreciation)
30-Year U.S. Treasury Bond Futures Contract expiring March 2004 (Underlying face amount at value $218,881)	2	$(2,253)
Swap Agreements

	Units	Unrealized Appreciation (Depreciation)
Total Return Swap Agreement based on the 30-Year U.S. Treasury Bond expiring 02/28/04 (Underlying notional amount at value $39,051,853)	37,388,000	$(131,805)

See accompanying notes to the financial statements.

114

PROFUNDS VP

ProFund VP U.S. Government Plus

Statement of Assets and Liabilities

December 31, 2003
Assets:
Investment securities, at value (cost $24,592,801)	$24,904,549
Repurchase agreements, at cost	12,269,000

Total Investments	37,173,549
Cash	600
Segregated cash balances with brokers for futures contracts	5,034
Interest receivable	126,519
Receivable for capital shares issued	19
Variation margin on futures contracts	256
Prepaid expenses	765

Total Assets	37,306,742

Liabilities:
Dividends payable	153
Payable for capital shares redeemed	326,994
Unrealized depreciation on swap agreements	131,805
Advisory fees payable	17,063
Management services fees payable	5,119
Administration fees payable	1,614
Administrative services fees payable	17,918
Distribution fees payable	8,968
Other accrued expenses	20,694

Total Liabilities	530,328

Net Assets	$36,776,414

Net Assets consist of:
Capital	$40,969,234
Accumulated net realized gains (losses) on investments	(4,370,510)
Net unrealized appreciation (depreciation) on investments	177,690

Net Assets	$36,776,414

Shares of Beneficial Interest Outstanding	1,283,291

Net Asset Value (offering and redemption price per share)	$28.66

Statement of Operations

For the year ended December 31, 2003
Investment Income:
Interest	$1,027,723

Expenses:
Advisory fees	269,935
Management services fees	80,981
Administration fees	26,048
Transfer agency and administrative service fees	312,539
Distribution fees	134,663
Custody fees	32,940
Fund accounting fees	46,701
Other fees	35,352

Total Gross Expenses before reductions	939,159
Less Expenses reduced by the Advisor	(8,089)

Total Net Expenses	931,070

Net Investment Income (Loss)	96,653

Realized and Unrealized Gains (Losses) on Investments:
Net realized gains (losses) on investment securities	(241,188)
Net realized gains (losses) on futures contracts	(256,834)
Net realized gains (losses) on swap agreements	(3,821,284)
Change in net unrealized appreciation/depreciation on investments	(324,317)

Net Realized and Unrealized Gains (Losses) on Investments	(4,643,623)

Change in Net Assets Resulting from Operations	$(4,546,970)

See accompanying notes to the financial statements.

115

PROFUNDS VP

ProFund VP U.S. Government Plus

Statements of Changes in Net Assets

	For the year ended December 31, 2003	For the period May 1, 2002(a) through December 31, 2002
From Investment Activities:
Operations:
Net investment income (loss)	$96,653	$214,947
Net realized gains (losses) on investments	(4,319,306)	5,212,931
Change in net unrealized appreciation/depreciation on investments	(324,317)	502,007

Change in net assets resulting from operations	(4,546,970)	5,929,885

Distributions to Shareholders From:
Net investment income	(91,727)	(1,531,855)
Net realized gains on investments	(3,967,449)	—
Return of capital	(2,138,536)	—

Change in net assets resulting from distributions	(6,197,712)	(1,531,855)

Capital Transactions:
Proceeds from shares issued	404,039,693	422,970,722
Dividends reinvested	6,187,569	1,530,541
Cost of shares redeemed	(487,634,510)	(303,970,949)

Change in net assets resulting from capital transactions	(77,407,248)	120,530,314

Change in net assets	(88,151,930)	124,928,344
Net Assets:
Beginning of period	124,928,344	—

End of period	$36,776,414	$124,928,344

Accumulated net investment income (loss)	$—	$(4,927)

Share Transactions:
Issued	12,192,198	12,910,778
Reinvested	205,259	45,993
Redeemed	(14,776,028)	(9,294,909)

Change in shares	(2,378,571)	3,661,862

(a)	Commencement of operations

See accompanying notes to the financial statements.

116

PROFUNDS VP

ProFund VP U.S. Government Plus

Financial Highlights

Selected data for a share of beneficial interest outstanding throughout the periods indicated.

	For the year ended December 31, 2003	For the period May 1, 2002(a) through December 31, 2002
Net Asset Value, Beginning of Period	$34.12	$30.00

Investment Activities:
Net investment income (loss)	0.06 (b)	0.12	(b)
Net realized and unrealized gains (losses) on investments	(0.90)	4.89

Total income (loss) from investment activities	(0.84)	5.01

Distributions to Shareholders From:
Net investment income	(0.06)	(0.89)
Net realized gains on investments	(3.23)	—
Return of capital	(1.33)	—

Total distributions	(4.62)	(0.89)

Net Asset Value, End of Period	$28.66	$34.12

Total Return	(2.55)%	16.90	%(c)
Ratios to Average Net Assets:
Gross expenses(d)	1.74%	1.71%
Net expenses(d)	1.73%	1.71%
Net investment income (loss)(d)	0.18%	0.56%
Supplemental Data:
Net assets, end of period (000’s)	$36,776	$124,928
Portfolio turnover rate(e)	526%	269	%(c)

(a)	Commencement of operations
(b)	Per share net investment income (loss) has been calculated using the daily average shares method.
(c)	Not annualized for periods less than one year.
(d)	Annualized for periods less than one year.
(e)	Portfolio turnover rate is calculated without regard to instruments (including options, swap agreements and futures contracts) having a maturity of less than one year.

See accompanying notes to the financial statements.

117

ProFund VP Rising Rates Opportunity

The ProFund VP Rising Rates Opportunity seeks daily investment results, before fees and expenses, that correspond to one and one-quarter times the inverse of the daily price movement of the most recently issued 30-year U.S. Treasury Bond (“Long Bond”). For the year ended December 31, 2003, the Fund had a total return of -4.11%1, compared to a price return of -4.34%2 for the most recently issued 30-year U.S. Treasury Bond3. For the year, the Fund achieved an average daily statistical correlation of over 0.99 to 125% the inverse of the daily price movement of the Long Bond.4

The Fund applies a mathematical approach to investing. In doing so it takes positions in debt instruments and/or financial instruments that, in combination, should have similar daily return characteristics as one and one-quarter times the inverse of the daily price movement of the Long Bond. The Long Bond is the longest term outstanding bond issued by the U.S. Treasury. As of 12/31/03, the last (most recent) Long Bond to be issued had a maturity date of 2/15/2031 and a 5.375% coupon.

The yield on the long bond increased from 4.78% as of 12/31/02 to 5.07% as of 12/31/03. This resulted in a price decline in the Long Bond that almost fully offset the yield component of the return, leaving the total return of the Long Bond just slightly in positive territory. The price of the Long Bond increased for most of the first half of the year, as the Federal Reserve suggested they would buy bonds to keep yields low, in their effort to re-heat the economy and reduce any risks of deflation. This rally was interrupted by a very sharp decline over the mid-June to mid-August period when market participants were disappointed with a smaller than expected cut in the Fed Funds rate at the June Fed meeting, and a subsequent spate of strong economic reports that continued throughout the summer. Low short-term interest rates combined with a proportionally large spread between short and long-term rates negatively impacted Fund performance.

Value of a $10,000 Investment*

* The line graph represents historical performance of a hypothetical investment of $10,000 in the ProFund VP Rising Rates Opportunity from May 1, 2002 to December 31, 2003 assuming the reinvestment of distributions.

Average Annual Total Return as of 12/31/031

	1 Year	Since Inception (5/1/02)

ProFund VP Rising Rates Opportunity	(4.11)%	(14.01)%

30-year U.S. Treasury Bond	(4.34)%	4.32%

Lehman Brothers U.S. Treasury: Long-Term Index	2.20%	9.40%

1 Past performance does not guarantee future results. Total return calculations assume the reinvestment of distributions and do not reflect the effect of taxes. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and net asset value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. During the period, certain fees were reduced. If such fee reductions had not occurred, the quoted performance would be lower. Performance numbers are net of all Fund expenses but do not include any insurance, sales, or administrative charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower.

2 The price return of the most recently issued 30-year bond does not reflect a yield component nor does it reflect the reinvestment of interest income, the impact of transaction and financing costs, nor the deduction of expenses associated with a mutual fund such as investment management and accounting fees. The Fund’s performance does reflect a yield component, the impact of transaction and financing costs, and the deduction of fees and expenses. Since the ProFund VP Rising Rates Opportunity is an inverse fund, the yield of the Long Bond is effectively paid out, rather than received.

3 Over this same period the total return of the Long Bond was 0.77% as measured by the Ryan Labs 30-Year Treasury Index and the return of the Lehman Brothers U.S. Treasury Long-Term Index was 2.20%.

4 1.00 equals perfect correlation.

5 The Lehman Brothers U.S. Treasury: Long-Term Index is an unmanaged index that consists of public obligations of the U.S. Treasury that have remaining maturities of ten years or more and at least $150 million par amount outstanding.

The above information is not covered by the Report of Independent Auditors.

118

PROFUNDS VP ProFund VP Rising Rates Opportunity	Schedule of Portfolio Investments December 31, 2003

U.S. Government Agency Obligations (41.0%)

	Principal Amount	Value
Federal Home Loan Bank, 0.50%, 01/02/04	$15,208,000	$15,207,788
Federal National Mortgage Association, 0.50%, 01/02/04	15,208,000	15,207,788

TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS (Cost $30,415,576)		30,415,576

U.S. Treasury Obligations (20.5%)
U.S. Treasury Bills, 0.50%, 01/02/04	15,208,000	15,207,789

TOTAL U.S. TREASURY OBLIGATIONS (Cost $15,207,789)		15,207,789

Repurchase Agreements (40.9%)
State Street Bank, 0.70%, 01/02/04, dated 12/31/03, with maturity value of $15,208,296 (Fully collateralized by a Federal Home Loan Mortgage Security)	15,208,000	15,208,000
UBS Bank, 0.70%, 01/02/04, dated 12/31/03, with maturity value of $15,208,296 (Fully collateralized by a Federal National Mortgage Association Security)	15,208,000	15,208,000

TOTAL REPURCHASE AGREEMENTS (Cost $30,416,000)		30,416,000

Options Purchased (NM)

	Contracts
30-year U.S. Treasury Bond Call Option expiring June 2004 @ $135	150	1,751
TOTAL OPTIONS PURCHASED (Cost $3,019)		1,751

TOTAL INVESTMENT SECURITIES (Cost $76,042,384)—102.4%		76,041,116
Net other assets (liabilities)—(2.4)%		(1,769,609)

NET ASSETS—100.0%		$74,271,507

Futures Contracts Sold

	Contracts	Unrealized Appreciation (Depreciation)
30-year U.S. Treasury Bond Futures Contract expiring March 2004 (Underlying face amount at value $1,860,488)	17	$(2,252)

Swap Agreements

	Units	Unrealized Appreciation (Depreciation)
Total Return Swap Agreement based on the 30-year U.S. Treasury Bond expiring 02/28/04 (Underlying notional amount at value $93,602,426)	(87,568,000)	$363,848

NM	Not meaningful, amount is less than 0.05%.

See accompanying notes to the financial statements.

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PROFUNDS VP

ProFund VP Rising Rates Opportunity

Statement of Assets and Liabilities

December 31, 2003
Assets:
Investment securities, at value (cost $45,626,384)	$45,625,116
Repurchase agreements, at cost	30,416,000

Total Investments	76,041,116
Cash	756
Segregated cash balances with brokers for futures contracts	48,836
Interest receivable	591
Receivable for capital shares issued	241,528
Unrealized appreciation on swap agreements	363,848
Prepaid expenses	187

Total Assets	76,696,862

Liabilities:
Payable for capital shares redeemed	2,271,959
Variation margin on futures contracts	2,175
Advisory fees payable	49,042
Management services fees payable	9,808
Administration fees payable	2,953
Administrative services fees payable	36,235
Distribution fees payable	25,040
Other accrued expenses	28,143

Total Liabilities	2,425,355

Net Assets	$74,271,507

Net Assets consist of:
Capital	$78,333,938
Accumulated net realized gains (losses) on investments	(4,422,759)
Net unrealized appreciation (depreciation) on investments	360,328

Net Assets	$74,271,507

Shares of Beneficial Interest Outstanding	3,184,309

Net Asset Value (offering and redemption price per share)	$23.32

Statement of Operations

For the year ended December 31, 2003
Investment Income:
Interest	$385,131

Expenses:
Advisory fees	298,038
Management services fees	59,608
Administration fees	18,591
Transfer agency and administrative service fees	208,191
Distribution fees	99,310
Custody fees	22,941
Fund accounting fees	29,275
Other fees	24,082

Total Gross Expenses before reductions	760,036
Less Expenses reduced by the Advisor	(411)

Total Net Expenses	759,625

Net Investment Income (Loss)	(374,494)

Realized and Unrealized Gains (Losses) on Investments:
Net realized gains (losses) on investment securities	7,779
Net realized gains (losses) on futures contracts	(457,219)
Net realized gains (losses) on swap agreements	(1,664,836)
Change in net unrealized appreciation/depreciation on investments	365,062

Net Realized and Unrealized Gains (Losses) on Investments	(1,749,214)

Change in Net Assets Resulting from Operations	$(2,123,708)

See accompanying notes to the financial statements.

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PROFUNDS VP

ProFund VP Rising Rates Opportunity

Statements of Changes in Net Assets

	For the year ended December 31, 2003	For the period May 1, 2002(a) through December 31, 2002
From Investment Activities:
Operations:
Net investment income (loss)	$(374,494)	$(26,296)
Net realized gains (losses) on investments	(2,114,276)	(2,726,147)
Change in net unrealized appreciation/depreciation on investments	365,062	(4,734)

Change in net assets resulting from operations	(2,123,708)	(2,757,177)

Capital Transactions:
Proceeds from shares issued	371,420,617	146,601,639
Cost of shares redeemed	(302,193,310)	(136,676,554)

Change in net assets resulting from capital transactions	69,227,307	9,925,085

Change in net assets	67,103,599	7,167,908
Net Assets:
Beginning of period	7,167,908	—

End of period	$74,271,507	$7,167,908

Accumulated net investment income (loss)	$—	$1,818

Share Transactions:
Issued	15,507,756	5,543,393
Redeemed	(12,618,173)	(5,248,667)

Change in shares	2,889,583	294,726

(a)	Commencement of operations

See accompanying notes to the financial statements.

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PROFUNDS VP

ProFund VP Rising Rates Opportunity

Financial Highlights

Selected data for a share of beneficial interest outstanding throughout the periods indicated.

	For the year ended December 31, 2003		For the period May 1, 2002(a) through December 31, 2002
Net Asset Value, Beginning of Period	$24.32		$30.00

Investment Activities:
Net investment income (loss)	(0.23	)(b)	(0.09	)(b)
Net realized and unrealized gains (losses) on investments	(0.77)		(5.59)

Total income (loss) from investment activities	(1.00)		(5.68)

Net Asset Value, End of Period	$23.32		$24.32

Total Return	(4.11)%		(18.93	)%(c)
Ratios to Average Net Assets:
Gross expenses(d)	1.91%		2.13%
Net expenses(d)	1.91%		1.98%
Net investment income (loss)(d)	(0.94)%		(0.49)%
Supplemental Data:
Net assets, end of period (000’s)	$74,272		$7,168
Portfolio turnover rate(e)	—		—

(a)	Commencement of operations
(b)	Per share net investment income (loss) has been calculated using the daily average shares method.
(c)	Not annualized for periods less than one year.
(d)	Annualized for periods less than one year.
(e)	Portfolio turnover rate is calculated without regard to instruments (including options, swap agreements and futures contracts) having a maturity of less than one year.

See accompanying notes to the financial statements.

122

ProFund VP Money Market

The ProFund VP Money Market seeks, as its investment objective, a high level of current income consistent with liquidity and preservation of capital. For the year ended December 31, 2003, the Fund returned 0.12%*.

An investment in this ProFund VP is neither guaranteed nor insured by the FDIC or any other government agency. Although the ProFund VP strives to maintain the value of your investment at $1.00 per share, it is possible to lose money by investing in this ProFund VP.

* Past performance does not guarantee future results. Total return calculations assume the reinvestment of distributions and do not reflect the effect of taxes. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and net asset value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. During the period, certain fees were reduced. If such fee reductions had not occurred, the quoted performance would be lower. Performance numbers are net of all Fund expenses but do not include any insurance, sales, or administrative charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower.

The above information is not covered by the Report of Independent Auditors.

123

PROFUNDS VP ProFund VP Money Market	Schedule of Portfolio Investments December 31, 2003

U.S. Government Agency Obligations (4.5%)

	Principal Amount	Value
Federal Home Loan Bank, 0.50%, 01/02/04	$1,019,000	$1,018,986
Federal National Mortgage Association, 0.50%, 01/02/04	1,019,000	1,018,986

TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS (Cost $2,037,972)		2,037,972

U.S. Treasury Obligations (2.2%)
U.S. Treasury Bills, 0.50%, 01/02/04	1,019,000	1,018,986

TOTAL U.S. TREASURY OBLIGATIONS (Cost $1,018,986)		1,018,986

Repurchase Agreements (4.4%)
State Street Bank, 0.70%, 01/02/04, dated 12/31/03, with maturity value of $1,016,040 (Fully collateralized by a Federal Home Loan Mortgage Security)	1,016,000	1,016,000
UBS Bank, 0.70%, 01/02/04, dated 12/31/03, with maturity value of $1,019,040 (Fully collateralized by a Federal National Mortgage Association Security)	1,019,000	1,019,000

TOTAL REPURCHASE AGREEMENTS (Cost $2,035,000)		2,035,000

TOTAL INVESTMENT SECURITIES (Cost $5,091,958)—11.1%		5,091,958
Net other assets (liabilities)—88.9%		40,693,553

NET ASSETS—100.0%		$45,785,511

See accompanying notes to the financial statements.

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PROFUNDS VP

ProFund VP Money Market

Statement of Assets and Liabilities

December 31, 2003
Assets:
Investment securities, at value (cost $3,056,958)	$3,056,958
Repurchase agreements, at cost	2,035,000

Total Investments	5,091,958
Cash	1,053
Interest receivable	40
Receivable for capital shares issued	40,742,353
Prepaid expenses	1,015

Total Assets	45,836,419

Liabilities:
Payable for capital shares redeemed	282
Advisory fees payable	9,532
Management services fees payable	1,906
Administration fees payable	961
Administrative services fees payable	653
Distribution fees payable	15,255
Other accrued expenses	22,319

Total Liabilities	50,908

Net Assets	$45,785,511

Net Assets consist of:
Capital	$45,785,512
Accumulated net realized gains (losses) on investments	(1)

Net Assets	$45,785,511

Shares of Beneficial Interest Outstanding	45,785,511

Net Asset Value (offering and redemption price per share)	$1.00

Statement of Operations

For the year ended December 31, 2003
Investment Income:
Interest	$705,234

Expenses:
Advisory fees	503,125
Management services fees	100,625
Administration fees	32,374
Transfer agency and administration service fees	56,132
Distribution fees	134,938
Custody fees	35,396
Fund accounting fees	58,320
Other fees	39,624

Total Gross Expenses before reductions	960,534
Less Expenses reduced by the Advisor	(291,646)
Less Expenses reduced by a Third Party	(47,459)

Total Net Expenses	621,429

Net Investment Income (Loss)	83,805

Change in Net Assets Resulting from Operations	$83,805

See accompanying notes to the financial statements.

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PROFUNDS VP

ProFund VP Money Market

Statements of Changes in Net Assets

	For the year ended December 31, 2003	For the year ended December 31, 2002
From Investment Activities:
Operations:
Net investment income (loss)	$83,805	$137,507
Net realized gains (losses) on investments	—	(1)

Change in net assets resulting from operations	83,805	137,506

Distributions to Shareholders From:
Net investment income	(83,805)	(137,507)

Change in net assets resulting from distributions	(83,805)	(137,507)

Capital Transactions:
Proceeds from shares issued	1,322,225,583	6,444,480,897
Dividends reinvested	83,805	138,140
Cost of shares redeemed	(1,345,702,885)	(6,436,419,682)

Change in net assets resulting from capital transactions	(23,393,497)	8,199,355

Change in net assets	(23,393,497)	8,199,354
Net Assets:
Beginning of period	69,179,008	60,979,654

End of period	$45,785,511	$69,179,008

Share Transactions:
Issued	1,322,225,583	6,444,480,897
Reinvested	83,805	138,313
Redeemed	(1,345,703,126)	(6,436,419,615)

Change in shares	(23,393,738)	8,199,595

See accompanying notes to the financial statements.

126

PROFUNDS VP

ProFund VP Money Market

Financial Highlights

Selected data for a share of beneficial interest outstanding throughout the periods indicated.

	For the year ended December 31, 2003	For the year ended December 31, 2002	For the period October 29, 2001(a) through December 31, 2001
Net Asset Value, Beginning of Period	$1.000	$1.000	$1.000

Investment Activities:
Net investment income (loss)	0.001	0.002	0.001

Distributions to Shareholders From:
Net investment income	(0.001)	(0.002)	(0.001)

Net Asset Value, End of Period	$1.000	$1.000	$1.000

Total Return	0.12%	0.21%	0.08	%(b)
Ratios to Average Net Assets:
Gross expenses(c)	1.43%	1.51%	1.60%
Net expenses(c)	0.93%	1.32%	1.60%
Net investment income (loss)(c)	0.12%	0.22%	0.27%
Supplemental Data:
Net assets, end of period (000's)	$45,786	$69,179	$60,980

(a)	Commencement of operations
(b)	Not annualized for periods less than a year.
(c)	Annualized for periods less than a year.

See accompanying notes to the financial statements.

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PROFUNDS VP

Notes to Financial Statements

December 31, 2003

1.	Organization

ProFunds (the “Trust”) is registered as an open-end investment company under the Investment Company Act of 1940 (the “1940 Act”). The Trust was organized as a Delaware business trust (now referred to as a Delaware statutory trust) on April 17, 1997 and has authorized capital of unlimited shares of beneficial interest of no par value which may be issued in more than one class or series. ProFund Advisors LLC (the “Advisor”) serves as the investment advisor for each of the ProFunds. BISYS Fund Services Limited Partnership (“BISYS”), a wholly owned subsidiary of The BISYS Group, Inc., acts as the Trust’s administrator (the “Administrator”). These accompanying financial statements relate to the following portfolios of the Trust: ProFund VP UltraBull, ProFund VP UltraMid-Cap, ProFund VP UltraSmall-Cap, ProFund VP UltraOTC, ProFund VP Bear, ProFund VP Short Small-Cap, ProFund VP Short OTC, ProFund VP Basic Materials, ProFund VP Consumer Cyclical, ProFund VP Consumer Non-Cyclical, ProFund VP Energy, ProFund VP Financial, ProFund VP Healthcare, ProFund VP Industrial, ProFund VP Pharmaceuticals, ProFund VP Precious Metals, ProFund VP Real Estate, ProFund VP Technology, ProFund VP Telecommunications, ProFund VP U.S. Government Plus, ProFund VP Rising Rates Opportunity and ProFund VP Money Market (collectively, the “ProFunds VP” and individually, a “ProFund VP”). Each ProFund VP, excluding the ProFund VP Money Market, is a “non-diversified” series of the Trust pursuant to the 1940 Act.

2.	Significant Accounting Policies

The following is a summary of significant accounting policies followed by each ProFund VP in preparation of its financial statements. These policies are in conformity with accounting principles generally accepted in the United States of America. The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. The actual results could differ from those estimates.

Security Valuation

The securities in the portfolio of a ProFund VP (other than the ProFund VP Money Market), except as otherwise noted, that are listed or traded on a stock exchange or the NASDAQ National Market System (“NASDAQ/NMS”), are valued at the closing price, if available, on the exchange or market where the security is principally traded. Prices are provided by a third party pricing service. With respect to securities traded on the NASDAQ/NMS, such closing price shall be the Nasdaq Official Closing Price (“NOCP”). If there have been no sales for that day on the exchange or system where the security is principally traded, then the value may be determined with reference to the last sale price, or the NOCP, if applicable, on any other exchange or system. If there have been no sales for that day on any exchange or system, a security may be valued at the mean between the closing bid and asked quotes on the exchange or system where the security is principally traded, or at the NOCP, if applicable, or at some other price that the Advisor deems appropriate. Securities regularly traded in the over-the-counter (“OTC”) markets (other than the NASDAQ/NMS) are valued on the basis of the mean between the bid and asked quotes based upon quotes furnished by primary market makers for those instruments. Short-term debt securities maturing in sixty days or less are generally valued at amortized cost, which approximates market value. For the ProFund VP Money Market, investments are valued at amortized cost, in accordance with Rule 2a-7 of the Investment Company Act of 1940, which approximates market value.

For the ProFunds VP (other than the ProFund VP Money Market), futures contracts and options on securities, indices and futures contracts are generally valued at their last sale price prior to the time at which the net asset value per share of a ProFund VP is determined. If there was no sale on that day, exchange-traded options will be valued at the last bid quote, options traded in the OTC market will be valued at the average of the last bid quotes as obtained from two or more dealers (unless there is only one dealer, in which case that dealer’s quote is used), and futures contracts will be valued at their last sale price prior to that time at which the ProFund VP determines its net asset value unless there was no sale on that day, in which case the value of a futures contract purchased by a ProFund VP will be valued at the last bid quote (if purchased by a ProFund VP) or the last asked quote (if sold by a ProFund VP). Valuation of certain derivatives is performed using procedures approved by the Trust’s Board of Trustees.

When the Advisor determines that the price of a security is not readily available, it may in good faith, establish a fair value in accordance with procedures established by and under the general supervision and responsibility of the Trust’s Board of Trustees.

Repurchase Agreements

Under a repurchase agreement, a ProFund VP purchases a debt security and simultaneously agrees to sell the security back to the seller at a mutually agreed-upon future price and date, normally one day or a few days later. The resale price is greater than the purchase price, reflecting an agreed-upon market interest rate during the purchaser’s holding period. While the maturities of the underlying securities in repurchase transactions may be more than one year, the term of each repurchase agreement will always be less than one year. A ProFund VP will enter into repurchase agreements only with large, well-capitalized and well-established financial institutions. The creditworthiness of each of the firms which is a party to a repurchase agreement with any of the ProFunds VP.

The ProFunds VP require that the securities received as collateral in a repurchase agreement transaction be transferred to the custodian in a manner sufficient to enable the ProFund VP to obtain those securities in the event of

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Notes to Financial Statements (continued)

December 31, 2003

a counterparty default. The seller, under the repurchase agreement, is required to maintain the value of the securities held at not less than the repurchase price, including accrued interest. In the event of a default or bankruptcy by a selling financial institution, a ProFund VP will seek to liquidate such collateral which could involve certain costs or delays and, to the extent that proceeds from any sale upon a default of the obligation to repurchase were less than the repurchase price, the ProFund VP could suffer a loss.

Short Sales

The ProFunds VP (other than the ProFund VP Money Market) may engage in short sales. When a ProFund VP engages in a short sale, the ProFund VP records a liability for securities sold short and records an asset equal to the proceeds received. The amount of the liability is subsequently marked to market to reflect the market value of the securities sold short. The ProFund VP may also incur dividend expense if a security that has been sold short declares a dividend. The ProFund VP maintains a segregated account of securities as collateral for outstanding short sales. The ProFund VP is exposed to market risk based on the amount, if any, that the market value of the securities sold short exceeds the proceeds received.

Short sales involve elements of market risk and exposure to loss in excess of the amounts reflected on the Statement of Assets and Liabilities. This risk is potentially unlimited, as a ProFund VP that sells a security short without hedging will be exposed to any market value increase in the security sold short.

Futures Contracts

The ProFunds VP (other than the ProFund VP Money Market) may purchase or sell stock index futures contracts and options thereon as a substitute for a comparable market position in the underlying securities or to satisfy regulatory requirements. A futures contract generally obligates the seller to deliver (and the purchaser to take delivery of) the specified commodity on the expiration date of the contract. A stock index futures contract obligates the seller to deliver (and the purchaser to take) an amount of cash equal to a specific dollar amount multiplied by the difference between the final settlement price of a specific stock index futures contract and the price at which the agreement is made. No physical delivery of the underlying stocks in the index is made. Futures contracts may also be closed by entering into an offsetting transaction prior to settlement. Upon entering into a contract, the ProFund VP is required to deposit and maintain as collateral such initial margin as required by the exchange on which the transaction is effected. A portion of the initial margin is reflected on the Statement of Assets and Liabilities as segregated cash balances with brokers for futures contracts and is restricted as to its use. Pursuant to the contract, the ProFund VP agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the ProFund VP as unrealized gains or losses. The ProFund VP will realize a gain or loss upon closing of a futures transaction.

Futures contracts involve, to varying degrees, elements of market risk and exposure to loss in excess of the amount reflected in the Statement of Assets and Liabilities. The face or contract amounts reflect the extent of the total exposure each ProFund VP has in the particular classes of instruments. The primary risks associated with the use of futures contracts are imperfect correlation between movements in the price of the futures and the market value of the underlying securities and the possibility of an illiquid market for a futures contract.

Index Options and Options on Futures Contracts

The ProFunds VP (other than the ProFund VP Money Market) may purchase and write options on stock indexes to create investment exposure consistent with their investment objectives, hedge or limit the exposure of their positions and create synthetic money market positions. A stock index fluctuates with changes in the market values of the stocks included in the index. Options on stock indexes give the holder the right to receive an amount of cash upon exercise of the option. Receipt of this cash amount will depend upon the closing level of the stock index upon which the option is based being greater than (in the case of a call) or less than (in the case of a put) the exercise price of the option. The amount of cash received, if any, will be the difference between the closing price of the index and the exercise price of the option multiplied by a specified dollar multiple. All settlements of index options transactions are in cash. Put and call options purchased are accounted for in the same manner as portfolio securities. For options on futures contracts, the cost of securities acquired through the exercise of call options is increased by the premiums paid. The proceeds from securities sold through the exercise of put options are decreased by the premiums paid. Options are valued daily and unrealized appreciation or depreciation is recorded. The ProFund VP will realize a gain or loss upon the expiration or closing of the option transaction.

Index options and options on futures contracts are subject to substantial risks. The primary risks include the risk of imperfect correlation between the option price and the value of the underlying securities composing the stock index selected and the possibility of an illiquid market for the options or the inability of counterparties to perform.

Swap Agreements

The ProFunds VP (other than the ProFund VP Money Market) may enter into total return swap agreements for purposes of pursuing their investment objectives or as a substitute for investing directly in securities, or to manage exposure to a market or security. Swap agreements are two-party contracts for periods ranging from a day to more than one year. In a standard “swap” transaction, two parties agree to exchange the returns (or differentials in rates of

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Notes to Financial Statements (continued)

December 31, 2003

return) earned or realized on particular predetermined investments or instruments. The amount to be exchanged or “swapped” between the parties is calculated with respect to a “notional amount,” e.g., the return on or increase in value of a particular dollar amount invested in a “basket” of securities. Most swap agreements entered into by the ProFunds VP calculate the obligations of the parties to the agreement on a “net basis”. Consequently, a ProFund VP’s current obligations (or rights) under a swap agreement will generally be equal only to the net amount to be paid or received under the contract based on the relative values of such obligations (or rights) (the “net amount”). A ProFund VP’s current obligations under a swap agreement are accrued daily (offset against any amounts owing to the ProFund VP) and any accrued but unpaid net amounts owed to a swap counterparty are covered by segregated assets.

In a “long” swap agreement, the counterparty will generally agree to pay the ProFund VP the amount, if any, by which the notional amount of the swap agreement would have increased in value had it been invested in the particular instruments, plus the dividends or interest that would have been received on those instruments. The ProFund VP will agree to pay to the counterparty a floating rate of interest on the notional amount of the swap agreement plus the amount, if any, by which the notional amount would have decreased in value had it been invested in such instruments plus, in certain instances, commissions or trading spreads on the notional amount. Therefore, the return to the ProFund VP on a long swap agreement should be the gain or loss on the notional amount plus dividends or interest on the instruments less the interest paid by the ProFund VP on the notional amount. Payments may be made at the conclusion of a swap agreement or periodically during its term. Swap agreements do not involve the delivery of securities or other underlying instruments. The net amount of the excess, if any, of a ProFund VP’s obligations over its entitlements with respect to each equity swap is accrued on a daily basis and an amount of cash or liquid assets, having an aggregate net asset value at least equal to such accrued excess is maintained in a segregated account by a ProFund VP’s custodian. Until a swap agreement is settled in cash, the gain or loss on the notional amount plus dividends on the stocks less the interest paid by the ProFund VP on the notional amount is recorded as “unrealized gains or losses on swap agreements” and when cash is exchanged, the gain or loss realized is recorded as “realized gains or losses on swap agreements”. Swap agreements are collateralized by the securities and cash of each particular ProFund VP.

The ProFunds VP may enter into swap agreements that provide the opposite return of their benchmark index (“short” the index or security). Their operations is similar to that of the swaps disclosed above except that the counterparty pays interest to the ProFund on the notional amount outstanding and that dividends or interest on the underlying instruments of the index reduce the value of the swap plus, in certain instances, the ProFund VP will agree to pay to the counterparty commissions or trading spreads on the notional amount. These amounts are netted with any unrealized appreciation or depreciation to determine the value of the swap.

Swap agreements involve, to varying degrees, elements of market risk and exposure to loss in excess of the amount reflected in the Statement of Assets and Liabilities. The notional amounts reflect the extent of the total exposure each ProFund VP has in under the swap agreement. The primary risks associated with the use of swap agreements are imperfect correlation between investment movements in the notional amount and the price of the underlying instruments and the inability of counterparties to perform. A ProFund VP bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty.

Securities Transactions and Related Income

Securities transactions are accounted for on the date the security is purchased or sold (trade date). Interest income is recognized on the accrual basis and includes, where applicable, the amortization of premium or discount. Dividend income is recorded on the ex-dividend date. Gains or losses realized on sales of securities are determined by comparing the identified cost of the security lot sold with the net sales proceeds.

Expenses

Expenses directly attributable to a ProFund VP are charged to the ProFund VP, while expenses which are attributable to more than one ProFund are allocated among the respective ProFunds based upon relative net assets or another appropriate basis.

Distributions to Shareholders

Each of the ProFunds VP (except the ProFund VP Real Estate, the ProFund VP U.S. Government Plus and the ProFund VP Money Market) intends to declare and distribute net investment income at least annually. ProFund VP Real Estate declares and pays dividends from net investment income quarterly. ProFund VP U.S. Government Plus and ProFund VP Money Market declare dividends from net investment income daily and pay dividends on a monthly basis. Net realized capital gains, if any, will be distributed annually.

The amount of distributions from net investment income and net realized gains are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles. These “book/tax” differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences do not require a reclassification.

130

PROFUNDS VP

Notes to Financial Statements (continued)

December 31, 2003

Federal Income Taxes

Each of the ProFunds VP intends to qualify each year as a regulated investment company (a “RIC”) under Subchapter M of the Internal Revenue Code of 1986, as amended. A RIC generally is not subject to federal income tax on income and gains distributed in a timely manner to its shareholders. The ProFunds VP intend to make timely distributions in order to avoid tax liability.

3.	Fees and Transactions with Affiliates and other Service Providers

The ProFunds VP have entered into an Investment Advisory Agreement with the Advisor. Under this agreement, the ProFunds VP (except the ProFund VP U.S. Government Plus) each pay the Advisor a fee at an annualized rate, based on the average daily net assets of each respective ProFund VP of 0.75%. The ProFund VP U.S. Government Plus pays the Advisor a fee at an annualized rate, based on the average daily net assets, of 0.50%.

For its services as Administrator, the Trust paid BISYS an annual fee based on the following schedule of average net assets: 0.05% of average net assets from $0 to $2 billion, 0.04% on the next $3 billion of average net assets, 0.03% on the next $5 billion of average net assets, and 0.02% of average net assets over $10 billion. BISYS Fund Services, Inc., also an affiliate of BISYS, acts as transfer agent and fund accounting agent for the ProFunds VP for which it receives additional fees.

ProFund Advisors LLC, pursuant to a separate Management Services Agreement, performs certain client support services and other administrative services on behalf of the ProFunds VP. For these services, each ProFund VP pays the Advisor a fee at the annual rate of 0.15% of its average daily net assets.

Under a distribution plan adopted by the Board of Trustees, each ProFund VP may pay financial intermediaries an annual fee of up to 0.25% of its average daily net assets as reimbursement or compensation for providing or procuring a variety of services relating to the promotion, sale and servicing of shares of the ProFund VP.

The Trust, on behalf of the ProFunds VP, has entered into administrative services agreements with insurance companies pursuant to which the insurance companies will provide administrative services with respect to the ProFunds VP. For these services, the Trust may pay the insurance companies administrative services fees.

Certain Officers and a Trustee of the Trust are affiliated with the Advisor or the Administrator. Such Officers and Trustee receive no compensation from the ProFunds VP for serving in their respective roles. Each of the two Non-Interested Trustee were compensated $10,500($21,000 total) in meeting and retainer fees during the year ended December 31, 2003.

The Advisor has contractually agreed to waive advisory and management services fees, and if necessary, reimburse certain other expenses of each ProFund VP for the year ending December 31, 2003 in order to limit the annual operating expenses to an annualized rate of 1.98% of the average daily net assets of each ProFund VP (except ProFund VP UltraBull, ProFund VP UltraOTC, ProFund VP U.S. Government Plus and ProFund VP Money Market). ProFund VP UltraBull’s operating expenses are limited to an annualized rate of 1.85% of its average daily net assets. ProFund VP UltraOTC’s operating expenses are limited to an annualized rate of 1.95% of its average daily net assets. ProFund VP U.S. Government Plus’s operating expenses are limited to an annualized rate of 1.73% of its average daily net assets. ProFund VP Money Market’s operating expenses are limited to an annualized rate of 1.35% of its average daily net assets.

131

PROFUNDS VP

Notes to Financial Statements (continued)

December 31, 2003

The Advisor may recoup the advisory and management services fees waived or limited and other expenses reimbursed by it within three years from the fiscal year in which they were taken. Such repayments shall be made monthly, but only to the extent that such repayments would not cause annualized operating expenses of the ProFund VP to exceed any expense limitation in place at that time. The Advisor voluntarily waived additional fees during the year ended December 31, 2003. As of December 31, 2003, the reimbursement that may potentially be made by the ProFunds VP are as follows:

	Expires 2005	Expires 2006
ProFund VP UltraBull	$78,953	$86,758
ProFund VP UltraMid-Cap	25,730	23,577
ProFund VP UltraSmall-Cap	71,489	13,141
ProFund VP UltraOTC	57,524	15,761
ProFund VP Bear	39,311	—
ProFund VP Short Small-Cap	—	6,500
ProFund VP Short OTC	—	2,551
ProFund VP Basic Materials	6,747	5,479
ProFund VP Consumer Cyclical	10,219	14,852
ProFund VP Consumer Non-Cyclical	8,221	13,147
ProFund VP Energy	34,061	16,395
ProFund VP Financial	37,969	14,901
ProFund VP Healthcare	35,804	12,012
ProFund VP Industrial	5,769	9,619
ProFund VP Pharmaceuticals	5,743	5,650
ProFund VP Precious Metals	—	742
ProFund VP Real Estate	52,569	10,737
ProFund VP Technology	34,449	—
ProFund VP Telecommunications	14,827	6,096
ProFund VP U.S. Government Plus	—	5,184
ProFund VP Rising Rates Opportunity	7,932	—
ProFund VP Money Market	—	7,448

4.	Securities Transactions

The cost of security purchases and the proceeds from the sale of securities (excluding securities maturing less than one year from acquisition) during the year ended December 31, 2003 were as follows:

	Purchases	Sales
ProFund VP UltraBull	$376,319,442	$363,163,155
ProFund VP UltraMid-Cap	182,138,879	171,328,083
ProFund VP UltraSmall-Cap	218,948,709	180,835,413
ProFund VP UltraOTC	424,923,400	397,663,651
ProFund VP Basic Materials	162,016,871	118,800,446
ProFund VP Consumer Cyclical	86,046,368	86,809,869
ProFund VP Consumer Non-Cyclical	67,318,413	70,166,169
ProFund VP Energy	168,869,127	153,638,826
ProFund VP Financial	113,465,581	108,740,233
ProFund VP Healthcare	178,682,983	169,361,615
ProFund VP Industrial	72,217,227	62,768,439
ProFund VP Pharmaceuticals	139,607,445	132,450,297
ProFund VP Real Estate	267,692,245	254,050,537
ProFund VP Technology	148,802,988	137,389,833
ProFund VP Telecommunications	93,449,829	103,324,757
ProFund VP U.S. Government Plus	57,760,113	60,986,298

5.	Concentration Risk

Each Sector ProFund VP may maintain exposure to issuers conducting business in a specific market sector. These ProFunds VP are subject to the risk that those issuers (or that market sector or industry) will perform poorly, and the ProFunds VP will be negatively impacted by that poor performance. Each of ProFund VP Short OTC, ProFund VP U.S. Government Plus and ProFund VP Rising Rates Opportunity may concentrate its investments in a particular industry or group of industries to approximately the same extent as its benchmark index or security is so concentrated.

132

PROFUNDS VP

Notes to Financial Statements (continued)

December 31, 2003

6.	Federal Income Tax Information

As of December 31, 2003, the following ProFunds had net capital loss carryforwards to offset future net capital gains, if any, to the extent provided by the Treasury regulations. To the extent that these carryovers are used to offset future capital gains, it is probable that the gains will not be distributed to shareholders:

	Expires 2010	Expires 2011	Total
ProFund VP Bear	$—	$24,085,413	$24,085,413
ProFund VP Short Small-Cap	678,535	774,872	1,453,407
ProFund VP Short OTC	—	15,295,243	15,295,243
ProFund VP Healthcare	—	1,381,236	1,381,236
ProFund VP Pharmaceuticals	—	707,889	707,889
ProFund VP U.S. Government Plus	—	1,671,792	1,671,792
ProFund VP Rising Rates Opportunity	—	1,935,661	1,935,661

As of the latest tax year end of December 31, 2003, the following ProFunds VP had additional net capital loss carryforwards, subject to certain limitations on availability, to offset future net capital gains, if any, as the successor of a merger. To the extent that these carryovers are used to offset future capital gains, it is probable that the gains so offset will not be distributed to shareholders:

	Expires 2008	Expires 2009	Expires 2010	Expires 2011	Total
ProFund VP UltraBull	$—	$8,540,781	$4,956,130	$1,935,011	$15,431,922
ProFund VP UltraMid-Cap	—	—	2,140,603	309,480	2,450,083
ProFund VP UltraSmall-Cap	7,664,872	1,543,341	1,543,341	567,511	11,319,065
ProFund VP UltraOTC	10,256,665	2,051,333	2,051,333	2,051,333	16,410,664
ProFund VP Bear	—	1,611,372	—	4,317,522	5,928,894
ProFund VP Short OTC	—	—	2,768,700	4,652,572	7,421,272
ProFund VP Basic Materials	—	—	878,920	125,560	1,004,480
ProFund VP Consumer Cyclical	—	—	1,163,216	40,662	1,203,878
ProFund VP Consumer Non-Cyclical	—	—	1,055,432	150,776	1,206,208
ProFund VP Energy	—	1,407,170	2,141,711	506,983	4,055,864
ProFund VP Financial	—	58,139	3,181,447	900,139	4,139,725
ProFund VP Healthcare	—	892,521	4,292,207	680,216	5,864,944
ProFund VP Industrial	—	—	270,507	44,059	314,566
ProFund VP Pharmaceuticals	—	—	—	781,716	781,716
ProFund VP Precious Metals	—	—	5,473,596	794,536	6,268,132
ProFund VP Real Estate	—	1,884,982	2,428,236	616,174	4,929,392
ProFund VP Technology	—	1,358,736	2,609,011	186,109	4,153,856
ProFund VP Telecommunications	—	2,176,462	494,206	381,524	3,052,192
ProFund VP U.S. Government Plus	—	—	—	2,657,079	2,657,079
ProFund VP Rising Rates Opportunity	—	—	2,463,746	26,871	2,490,617
ProFund VP Money Market	—	—	1	—	1

133

PROFUNDS VP

Notes to Financial Statements (continued)

December 31, 2003

The tax characteristics of dividends paid to shareholders during the fiscal year ended December 31, 2003, were as follows:

	Distributions paid from

	Ordinary Income	Tax Return of Capital	Total Distributions Paid
ProFund VP Short OTC	$266,897	$—	$266,897
ProFund VP Basic Materials	40,448	—	40,448
ProFund VP Consumer Non-Cyclical	19,148	—	19,148
ProFund VP Financial	28,561	—	28,561
ProFund VP Pharmaceuticals	550,262	—	550,262
ProFund VP Real Estate	460,558	—	460,558
ProFund VP U.S. Government Plus	4,059,176	2,138,536	6,197,712
ProFund VP Money Market	83,805	—	83,805

The tax characteristics of dividends paid to shareholders during the fiscal year ended December 31, 2002, were as follows:

	Distributions paid from

	Ordinary Income	Tax Return of Capital	Total Distributions Paid
ProFund VP Bear	$163,471	$—	$163,471
ProFund VP Real Estate	1,644,743	275,790	1,920,533
ProFund VP U.S. Government Plus	1,531,855	—	1,531,855
ProFund VP Money Market	145,534	—	145,534

134

PROFUNDS VP

Notes to Financial Statements (continued)

December 31, 2003

As of December 31, 2003, the components of accumulated earning (deficit) on a tax basis were as follows:

	Undistributed Ordinary Income	Undistributed Long Term Capital Gains	Distributions Payable	Accumulated Capital and Other Losses	Unrealized Appreciation (Depreciation)	Total Accumulated Earnings (Deficit)

ProFund VP UltraBull	$6,190,346	$5,272,414	$—	$(15,431,922)	$(224,286)	$(4,193,448)
ProFund VP UltraMid-Cap	7,724,896	316,616	—	(2,450,083)	2,384,565	7,975,994
ProFund VP UltraSmall-Cap	23,048,622	6,701,259	—	(11,319,065)	2,784,166	21,214,982
ProFund VP UltraOTC	5,484,389	14,838,535	—	(16,410,664)	(40,574,334)	(36,662,074)
ProFund VP Bear	—	—	—	(30,014,307)	(639,993)	(30,654,300)
ProFund VP Short Small-Cap	—	—	—	(1,453,407)	(580)	(1,453,987)
ProFund VP Short OTC	—	—	—	(22,716,515)	(320,035)	(23,036,550)
ProFund VP Basic Materials	669,255	67,271	—	(1,004,480)	3,443,824	3,175,870
ProFund VP Consumer Cyclical	—	—	—	(1,203,878)	259,291	(944,587)
ProFund VP Consumer Non-Cyclical	200,388	188,984	—	(1,206,208)	208,970	(607,866)
ProFund VP Energy	23,892	15,248	—	(4,055,864)	(2,499,946)	(6,516,670)
ProFund VP Financial	80,498	—	—	(4,139,725)	1,575,725	(2,483,502)
ProFund VP Healthcare	—	—	—	(7,246,180)	987,125	(6,259,055)
ProFund VP Industrial	635,419	—	—	(314,566)	397,368	718,221
ProFund VP Pharmaceuticals	—	—	—	(1,489,605)	(651,482)	(2,141,087)
ProFund VP Precious Metals	19,257,116	—	—	(6,268,132)	(898,495)	12,090,489
ProFund VP Real Estate	605,964	—	—	(4,929,392)	4,025,914	(297,514)
ProFund VP Technology	139,045	199,486	—	(4,153,856)	(1,750,706)	(5,566,031)
ProFund VP Telecommunications	755,367	—	—	(3,052,192)	(475,919)	(2,772,744)
ProFund VP U.S. Government Plus	—	—	—	(4,328,872)	136,052	(4,192,820)
ProFund VP Rising Rates Opportunity	—	—	—	(4,426,278)	363,847	(4,062,431)
ProFund VP Money Market	—	—	—	(1)	—	(1)

As of December 31, 2003, the cost of securities for federal income tax purposes, the aggregate gross unrealized appreciation for all securities for which there was an excess of value over tax cost and the aggregate gross unrealized depreciation for all securities for which there was an excess of tax cost over value were as follows:

	Tax Cost	Tax Unrealized Appreciation	Tax Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
ProFund VP UltraBull	$62,686,005	$—	$(676,040)	$(676,040)
ProFund VP UltraMid-Cap	37,872,950	1,896,597	(21,141)	1,875,456
ProFund VP UltraSmall-Cap	91,147,973	2,671,197	(209,058)	2,462,139
ProFund VP UltraOTC	153,225,284	—	(42,445,958)	(42,445,958)
ProFund VP Bear	52,167,190	—	—	—
ProFund VP Short Small-Cap	121,069	1	—	1
ProFund VP Short OTC	25,816,967	—	—	—
ProFund VP Basic Materials	47,517,216	3,472,738	(28,915)	3,443,823
ProFund VP Consumer Cyclical	3,541,115	261,483	(2,192)	259,291
ProFund VP Consumer Non-Cyclical	2,231,730	210,509	(1,539)	208,970
ProFund VP Energy	40,572,924	—	(2,499,679)	(2,499,679)
ProFund VP Financial	19,563,861	1,580,590	(4,865)	1,575,725
ProFund VP Healthcare	24,351,883	1,006,238	(19,113)	987,125
ProFund VP Industrial	11,444,913	400,945	(3,577)	397,368
ProFund VP Pharmaceuticals	9,768,045	—	(650,514)	(650,514)
ProFund VP Precious Metals	73,756,385	—	—	—
ProFund VP Real Estate	35,571,738	4,050,100	(24,186)	4,025,914
ProFund VP Technology	32,680,555	—	(1,750,706)	(1,750,706)
ProFund VP Telecommunications	6,318,252	—	(475,843)	(475,843)
ProFund VP U.S. Government Plus	36,905,692	274,540	(6,683)	267,857
ProFund VP Rising Rates Opportunity	76,041,118	—	(1)	(1)
ProFund VP Money Market	5,091,958	—	—	—

135

Report of Independent Auditors

To the Board of Trustees and Shareholders of ProFunds

In our opinion, the accompanying statements of assets and liabilities, including the schedules of portfolio investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of ProFund VP UltraBull, ProFund VP UltraMid-Cap, ProFund VP UltraSmall-Cap, ProFund VP UltraOTC, ProFund VP Bear, ProFund VP Short Small-Cap, ProFund VP Short OTC, ProFund VP Basic Materials, ProFund VP Consumer Cyclical, ProFund VP Consumer Non-Cyclical, ProFund VP Energy, ProFund VP Financial, ProFund VP Healthcare, ProFund VP Industrial, ProFund VP Pharmaceuticals, ProFund VP Precious Metals, ProFund VP Real Estate, ProFund VP Technology, ProFund VP Telecommunications, ProFund VP U.S. Government Plus, ProFund VP Rising Rates Opportunity and ProFund VP Money Market (separate Funds of ProFunds, hereafter referred to as the “Funds”) at December 31, 2003, the results of each of their operations for the year then ended, the changes in their net assets and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2003 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

February 17, 2004

Columbus, Ohio

136

Trustees and Officers of ProFunds

Name, Address and Birth Date	Position(s) Held with the Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Non-Interested Trustees
Russell S. Reynolds, III c/o ProFunds 7501 Wisconsin Avenue, Suite 1000 Bethesda, MD 20814 Birth Date: 7/21/57	Trustee	Indefinite: 10/97 to present	Directorship Search Group, Inc. (Executive Recruitment): Managing Director [March 1993 to present]	77	Directorship Search Group, Inc.

Michael C. Wachs c/o ProFunds 7501 Wisconsin Avenue, Suite 1000 Bethesda, MD 20814 Birth Date: 10/21/61	Trustee	Indefinite: 10/97 to present	AMC Delancey Group, Inc. (Real Estate Development): Vice President [January 2001 to present]; Delancey Investment Group, Inc. (Real Estate Development): Vice President [May 1996 to December 2000]	77	AMC Delancey Group, Inc.
Interested Trustee
Michael L. Sapir* 7501 Wisconsin Avenue, Suite 1000 Bethesda, MD 20814 Birth Date: 5/19/58	Trustee	Indefinite: 4/97 to present	Chairman and Chief Executive Officer of the Advisor [May 1997 to present]	77	None

*	Mr. Sapir may be deemed to be an “interested person,” as defined by the 1940 Act, because of his employment with the Advisor.

Name, Address and Birth Date	Position(s) Held with the Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years
Executive Officers
Michael L. Sapir 7501 Wisconsin Avenue, Suite 1000 Bethesda, MD 20814 Birth Date: 5/19/58	Chairman	Indefinite: 4/97 to present	Chairman and Chief Executive Officer of the Advisor [May 1997 to present]

Louis M. Mayberg 7501 Wisconsin Avenue, Suite 1000 Bethesda, MD 20814 Birth Date: 8/9/62	President	Indefinite: 2/03 to present	President of the Advisor [May 1997 to present]

Marc R. Bryant 7501 Wisconsin Avenue, Suite 1000 Bethesda, MD 20814 Birth Date: 2/8/66	Secretary	Indefinite: 2/03 to present	Vice President and Chief Legal Counsel of the Advisor [July 2001 to present]; GE Investment Management Inc; Vice President and Associate General Counsel [April 1998 to June 2001]; Kirkpatrick & Lockhart LLP; Attorney [Prior to April 1998]

137

Trustees and Officers of ProFunds (continued)

Name, Address and Birth Date	Position(s) Held with the Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years

Troy A. Sheets 3435 Stelzer Road Columbus, OH 43219 Birth Date: 5/29/71	Treasurer	Indefinite: 6/02 to present	BISYS Fund Services: Vice President of Financial Services [April 2002 to present]; KPMG LLP: Senior Manager [August 1993 to March 2002]

John Danko 3435 Stelzer Road Columbus, OH 43219 Birth Date: 4/17/67	Vice President	Indefinite: 8/99 to present	BISYS Fund Services: Director of Client Services [February 1997 to present]

The Fund’s Statement of Additional Information includes additional information about the Fund’s Trustees and Officers. To receive your free copy of the Statement of Additional Information, call toll-free 1-888-776-3637.

138

ProFundsTM

This report is submitted for the general information of the shareholders of the ProFunds VP. It is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

INNOVATIONS IN INDEXING®

“Standard & Poor’s®,” “S&P®,” “S&P 500®,” “Standard & Poor’s 500,” “500”, and “S&P MidCap 400,” “Standard & Poor’s MidCap 400,” are trademarks of The McGraw-Hill Companies, Inc. and Barra, Inc. and have been licensed for use by ProFunds VP. “Dow Jones,” “Dow Jones Industrial AverageTM,” and the name of each Dow Jones sector index are trademarks of Dow Jones & Company, Inc. and have been licensed for use for certain purposes by ProFunds VP. “Russell 2000® Index” is a trademark of the Frank Russell Company. “NASDAQ-100® Index” is a trademark of the NASDAQ Stock Market, Inc. ProFunds VP are not sponsored, endorsed, sold or promoted by these organizations and the organizations make no representations regarding the advisability of investing in ProFunds VP.

12/03

CLASSIC PROFUNDS VP

Bull

Small-Cap

OTC

Mid-Cap Value

Mid-Cap Growth

Small-Cap Value

Small-Cap Growth

Asia 30

Europe 30

Japan

ULTRA PROFUNDS VP

UltraBull

UltraMid-Cap

UltraSmall-Cap

UltraOTC

INVERSE PROFUNDS VP

Bear

Short Small-Cap

Short OTC

SECTOR PROFUNDS VP

Banks

Basic Materials

Biotechnology

Consumer Cyclical

Consumer Non-Cyclical

Energy

Financial

Healthcare

Industrial

Internet

Pharmaceuticals

Precious Metals

Real Estate

Semiconductor

Technology

Telecommunications

Utilities

BOND BENCHMARKED PROFUNDS VP

U.S. Government Plus

Rising Rates Opportunity

MONEY MARKET PROFUND VP

>	Annual Report

December 31, 2003

>  Table of Contents

i	MESSAGE FROM THE CHAIRMAN
ii	MANAGEMENT DISCUSSION OF FUND PERFORMANCE

SCHEDULES OF PORTFOLIO INVESTMENTS AND FINANCIAL STATEMENTS

1	ProFund VP Bull

10	ProFund VP Small-Cap

22	ProFund VP OTC

28	ProFund VP Mid-Cap Value

35	ProFund VP Mid-Cap Growth

42	ProFund VP Small-Cap Value

50	ProFund VP Small-Cap Growth

57	ProFund VP Asia 30

62	ProFund VP Europe 30

67	ProFund VP Japan

72	ProFund VP UltraBull

82	ProFund VP UltraMid-Cap

91	ProFund VP UltraSmall-Cap

103	ProFund VP UltraOTC

109	ProFund VP Bear

114	ProFund VP Short Small-Cap

119	ProFund VP Short OTC

124	ProFund VP Banks

130	ProFund VP Basic Materials

135	ProFund VP Biotechnology

140	ProFund VP Consumer Cyclical

145	ProFund VP Consumer Non-Cyclical

150	ProFund VP Energy

155	ProFund VP Financial

160	ProFund VP Healthcare

165	ProFund VP Industrial

170	ProFund VP Internet

175	ProFund VP Pharmaceuticals

180	ProFund VP Precious Metals

185	ProFund VP Real Estate

190	ProFund VP Semiconductor

195	ProFund VP Technology

200	ProFund VP Telecommunications

205	ProFund VP Utilities

210	ProFund VP U.S. Government Plus

215	ProFund VP Rising Rates Opportunity

220	ProFund VP Money Market

225	NOTES TO FINANCIAL STATEMENTS

237	REPORT OF INDEPENDENT AUDITORS

238	TRUSTEES AND OFFICERS OF PROFUNDS

Message from the Chairman

2003: Year of Contrasts, Recovery and Growth

Dear Shareholders:

I am pleased to present the Annual Report to Shareholders of ProFunds VP for the 12 months ended December 31, 2003.

The year was marked by contrasts. On one hand, geopolitical tensions epitomized by the second Gulf War as well as a perception of high unemployment lent an air of uncertainty to the U.S. economy. On the other hand, during the second half of the year we witnessed a resurgence of economic growth.

Many believe the expansion in the economy was spurred by historically low short-term interest rates and stimulative tax and spending polices. Others suggest the turnaround was just the business cycle curving up after several years of a downward trend.

In either case, virtually no one denied that the force of the economic recovery was powerful.

Along with economic growth—or at least, in anticipation of it—came significantly higher stock prices as the year progressed. For the year, the S&P 500 and the NASDAQ-100 rose 26.38% and 49.12%, respectively. As markets rose, mutual fund investors shifted from a defensive posture to one of greater interest in equity funds.

ProFunds, saw significant growth during 2003. We began the year as a $3.0 billion mutual fund complex and ended it with $5.4 billion in assets under management—an increase of 79%.

That growth can be attributed to a variety of factors —not least among them the flexibility ProFunds afford investors to respond to changing market and economic conditions.

Michael L. Sapir—Chairman

In the pages that follow, you’ll find a detailed discussion of ProFunds’ performance for 2003. We urge you to read this material closely.

We deeply appreciate and are honored by the confidence you have expressed in ProFunds. Be assured that we do not take your trust for granted.

Sincerely,

Michael L. Sapir

Chairman

The above information is not a part of the Annual Report.

i

PROFUNDS VP

Management Discussion of Fund Performance

Investment Strategies and Techniques:

ProFund Advisors uses a mathematical approach in seeking to achieve the investment objective of each ProFund VP1. Using this approach, ProFund Advisors (PFA) determines the type, quantity and mix of investment positions that a ProFund VP should hold to approximate the performance of its benchmark.2

ProFund Advisors does not invest the assets of the ProFunds VP in securities or financial instruments based on its view of the investment merit of a particular security, instrument, or company, nor does it conduct conventional stock research or analysis, or forecast stock market movement or trends. Each ProFund VP seeks to remain fully invested at all times in securities or financial instruments that provide exposure to its benchmark without regard to market conditions, trends or direction.

The ProFunds VP do not seek to provide correlation with their benchmarks over a period of time other than daily because mathematical compounding prevents the ProFunds VP from achieving such results.

Factors that materially affected the performance of each ProFunds VP during 20033:

The major factors that influenced the performance of the ProFunds VP included the cumulative effect of the daily performance of each ProFund VP’s benchmark, the amount of leverage, if any, employed by a ProFund VP, and whether the ProFund VP is designed to have direct or inverse correlation to an index or security. Other factors that affected the performance of the ProFunds VP include, but are not limited to, dividends, fees, expenses, transaction costs, and interest rates.

•	Benchmark Performance: The performance of the index or security underlying each ProFund VP’s benchmark is the principal driving factor of performance. An index is a statistical composite that tracks a specified financial market or sector. Unlike the ProFunds VP, indices do not actually hold a portfolio of securities and/or financial instruments, and therefore do not incur fees, expenses, and transaction costs incurred by the ProFunds VP. Fees, expenses, and transaction costs negatively impact the performance of the ProFunds VP. Please refer to the fund specific pages that follow for a discussion of factors materially affecting the index or security underlying each ProFund VP’s benchmark, as well as for each ProFund VP’s performance. Performance for each ProFund VP will differ from the underlying index performance.
•	Leverage and Correlation: Each of the ProFunds VP is benchmarked to a positive or negative multiple of an index’s or a security’s daily return. The performance of ProFunds VP that have a daily investment objective that is greater than 100% of the daily performance of an index or security (U.S. Government Plus, UltraBull, UltraMid-Cap, UltraSmall-Cap and UltraOTC) was impacted proportionally more by the daily performance of the index or security and by the factors affecting that index or security. ProFunds VP that are designed to have an inverse (negative) daily correlation to the index or security (Rising Rates Opportunity, Bear, Short Small-Cap and Short OTC) were inversely affected by the daily performance of the underlying index or security and the factors affecting that index or security on a daily basis. ProFund VP Rising Rates Opportunity is also leveraged. The inverse effect discussed above is amplified.

General Factors Effecting Benchmark and Fund Performance:

In 2003, the S&P 500 Index rose 26.4%. Global equity markets also posted strong gains, with the DJ World ex-US index rising 38.6% in US dollar terms.

We believe that the major factors affecting the domestic equity markets generally included a rebounding U.S. economy, a continued low interest rate environment, a low inflation environment and some easing of geopolitical tensions. Investor confidence in the improving economy also seemed to outweigh the cumulative effect of corporate scandals.

By many measures the U.S. economy was healthier in 2003 than the year earlier. The Gross Domestic Product grew at an 8.2% annualized rate in the third quarter, following more subdued growth rates in the first and second quarters of the year. Tax cuts led to greater consumer spending while aggregate measures of U.S. corporate profits finished 2003 with strong double digit growth rates. On a less positive note, the widening U.S. government deficit raised the specter of higher interest rates in the future.

In 2003, the Fed decreased the Fed Funds rate to 1.0%, a 45-year low. Generally low real (inflation-adjusted) interest rates allowed homeowners and corporations to further reduce their costs of borrowing. During much of the year, the Federal Reserve expressed a greater concern regarding potential deflation, or a decline in overall price levels, than regarding potential inflation.

Geopolitical issues were front and center again in 2003. The fall of Saddam Hussein’s regime in March and the formal resolution of the war with Iraq helped propel equity markets higher despite mounting concerns about continuing casualties in the region.

Factors more specific to the performance of each Benchmark and each ProFund VP are discussed in the pages that follow.

[1]	Other than ProFund VP Money Market
[2]	A benchmark can be any objective standard of investment performance that a mutual fund uses to measure its return, such as a multiple of the return of a stock index. For example, ProFund VP UltraOTC has a benchmark of 200% the daily return of the NASDAQ-100 Index®.
[3]	Past performance is no guarantee of future results.

ii

ProFund VP Bull

The ProFund VP Bull seeks daily investment results, before fees and expenses, that correspond to the daily performance of the S&P 500® Index. For the year ended December 31, 2003, the Fund had a total return of 25.59%1, compared to a return of 26.38%2 for the Index. For the year, the Fund achieved an average daily statistical correlation of over 0.99 to the daily performance of the Index.3

The Fund applies a mathematical approach to investing. In doing so it takes positions in securities and/or financial instruments that, in combination, should have similar daily return characteristics as the Index. The S&P 500 Index is a measure of large-cap U.S. stock market performance. It is a capitalization weighted index of 500 U.S. operating companies and REITS selected by an S&P committee through a non-mechanical process that factors criteria such as liquidity, price, market capitalization, financial viability, and public float. Reconstitution occurs both on a quarterly and on an ongoing basis.

The performance of the S&P 500 Index (and thus the Fund) was driven largely by systemic factors affecting the U.S. equity markets. Improving corporate profit projections and expectations that the interest rate environment would remain low supported higher equity valuations. Investor confidence in the improving economy seemed to outweigh any concerns over corporate scandals. Of the ten highest weighted constituents of the Index at the beginning of the year, the top performers in terms of stock price return were Citigroup (+37.94%), General Electric (+27.23%), and IBM (+19.59%), while the poorest performers were Merck (-13.77%), Johnson & Johnson (-3.82%), and WalMart (+5.03%).

Value of a $10,000 Investment*

* The line graph represents historical performance of a hypothetical investment of $10,000 in the ProFund VP Bull from May 1, 2001 to December 31, 2003 assuming the reinvestment of distributions.

Average Annual Total Return as of 12/31/031

	1 Year	Since Inception (5/1/01)

ProFund VP Bull	25.59%	(5.61)%

S&P 500 Index	26.38%	(4.76)%

1 Past performance does not guarantee future results. Total return calculations assume the reinvestment of distributions and do not reflect the effect of taxes. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and net asset value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. During the period, certain fees were reduced. If such fee reductions had not occurred, the quoted performance would be lower. Performance numbers are net of all Fund expenses but do not include any insurance, sales, or administrative charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower.

2 The S&P 500 Index is a price return index and does not reflect the reinvestment of dividends, the impact of transaction costs, nor the deduction of expenses associated with a mutual fund such as investment management and accounting fees. It is not possible to invest directly in an index. The Fund’s performance does reflect the reinvestment of dividends, the impact of transaction costs and the deduction of fees and expenses.

3 1.00 equals perfect correlation.

The above information is not covered by the Report of Independent Auditors.

PROFUNDS VP ProFund VP Bull	Schedule of Portfolio Investments December 31, 2003

Common Stocks (71.6%)

	Shares	Value
3M Co.	12,300	$1,045,869
Abbott Laboratories	24,600	1,146,360
ACE, Ltd.	4,346	180,011
ADC Telecommunications, Inc.*	12,628	37,505
Adobe Systems, Inc.	3,690	145,017
Advanced Micro Devices, Inc.*	5,494	81,861
AES Corp.*	9,758	92,116
Aetna, Inc.	2,378	160,705
AFLAC, Inc.	8,036	290,742
Agilent Technologies, Inc.*	7,462	218,189
Air Products & Chemicals, Inc.	3,608	190,611
Alberto-Culver Co.—Class B	902	56,898
Albertson’s, Inc.	5,740	130,011
Alcoa, Inc.	13,612	517,256
Allegheny Energy, Inc.*	1,968	25,112
Allegheny Technologies, Inc.	1,230	16,261
Allergan, Inc.	2,050	157,461
Allied Waste Industries, Inc.*	3,280	45,526
Allstate Corp.	11,070	476,231
Alltel Corp.	4,920	229,174
Altera Corp.*	5,986	135,882
Altria Group, Inc.	31,898	1,735,889
Ambac Financial Group, Inc.	1,640	113,800
Amerada Hess Corp.	1,394	74,119
Ameren Corp.	2,542	116,932
American Electric Power, Inc.	6,232	190,138
American Express Co.	20,254	976,850
American Greetings Corp.—Class A*	1,066	23,313
American International Group, Inc.	41,000	2,717,480
American Power Conversion Corp.	3,116	76,186
American Standard Cos.*	1,148	115,604
AmerisourceBergen Corp.	1,722	96,690
Amgen, Inc.*	20,254	1,251,698
AmSouth Bancorp	5,494	134,603
Anadarko Petroleum Corp.	3,936	200,775
Analog Devices, Inc.	5,740	262,031
Andrew Corp.*	2,378	27,371
Anheuser-Busch Companies, Inc.	12,792	673,883
Anthem, Inc.*	2,214	166,050
AON Corp.	4,920	117,785
Apache Corp.	2,542	206,156
Apartment Investment & Management Co.—Class A	1,476	50,922
Apollo Group, Inc.—Class A*	2,788	189,584
Apple Computer, Inc.*	5,658	120,911
Applera Corp.—Applied Biosystems Group	3,280	67,929
Applied Materials, Inc.*	26,158	587,247
Applied Micro Circuits Corp.*	4,838	28,931
Archer-Daniels-Midland Co.	10,168	154,757
Ashland, Inc.	1,066	46,968
AT&T Corp.	12,382	251,355
AT&T Wireless Services, Inc.*	42,640	340,694
Autodesk, Inc.	1,722	42,327
Automatic Data Processing, Inc.	9,348	370,274
AutoNation, Inc.*	4,346	79,836
AutoZone, Inc.*	1,394	118,783
Avaya, Inc.*	6,560	84,886
Avery Dennison Corp.	1,722	96,466
Avon Products, Inc.	3,690	249,038

Common Stocks, continued

	Shares	Value
Baker Hughes, Inc.	5,248	$168,776
Ball Corp.	902	53,732
Bank of America Corp.	23,370	1,879,648
Bank of New York Company, Inc.	12,136	401,944
Bank One Corp.	17,548	800,013
Bard (C.R.), Inc.	820	66,625
Bausch & Lomb, Inc.	820	42,558
Baxter International, Inc.	9,594	292,809
BB&T Corp.	8,610	332,690
Bear Stearns Cos., Inc.	1,558	124,562
Becton, Dickinson & Co.	4,018	165,301
Bed Bath & Beyond, Inc.*	4,674	202,618
BellSouth Corp.	29,028	821,492
Bemis Company, Inc.	820	41,000
Best Buy Co., Inc.	5,084	265,588
Big Lots, Inc.*	1,804	25,635
Biogen Idec, Inc.*	5,189	190,851
Biomet, Inc.	4,018	146,295
BJ Services Co.*	2,460	88,314
Black & Decker Corp.	1,230	60,665
Block H & R, Inc.	2,788	154,372
BMC Software, Inc.*	3,526	65,760
Boeing Co.	13,202	556,332
Boise Cascade Corp.	1,394	45,807
Boston Scientific Corp.*	12,874	473,248
Bristol-Myers Squibb Co.	30,504	872,414
Broadcom Corp.—Class A*	4,756	162,132
Brown-Forman Corp.	984	91,955
Brunswick Corp.	1,476	46,981
Burlington Northern Santa Fe Corp.	5,822	188,342
Burlington Resources, Inc.	3,116	172,564
Calpine Corp.*	6,478	31,159
Campbell Soup Co.	6,478	173,610
Capital One Financial Corp.	3,608	221,134
Cardinal Health, Inc.	6,806	416,255
Carnival Corp.	9,922	394,201
Caterpillar, Inc.	5,494	456,112
Cendant Corp.	15,908	354,270
CenterPoint Energy, Inc.	4,838	46,880
Centex Corp.	984	105,927
CenturyTel, Inc.	2,296	74,896
Charter One Financial, Inc.	3,526	121,823
ChevronTexaco Corp.	16,810	1,452,216
Chiron Corp.*	2,952	168,234
Chubb Corp.	2,952	201,031
CIENA Corp.*	7,462	49,548
CIGNA Corp.	2,214	127,305
Cincinnati Financial Corp.	2,542	106,459
Cinergy Corp.	2,788	108,202
Cintas Corp.	2,706	135,652
Circuit City Stores, Inc.	3,280	33,226
Cisco Systems, Inc.*	108,486	2,635,125
Citigroup, Inc.	81,098	3,936,496
Citizens Communications Co.*	4,510	56,014
Citrix Systems, Inc.*	2,542	53,916
Clear Channel Communications, Inc.	9,676	453,127
Clorox Co.	3,280	159,277
CMS Energy Corp.*	2,542	21,658
Coca-Cola Co.	38,540	1,955,905
Coca-Cola Enterprises, Inc.	7,134	156,021

See accompanying notes to the financial statements.

PROFUNDS VP ProFund VP Bull	Schedule of Portfolio Investments December 31, 2003

Common Stocks, continued

	Shares	Value
Colgate-Palmolive Co.	8,446	$422,722
Comcast Corp.—Special Class A*	35,342	1,161,692
Comerica, Inc.	2,788	156,295
Computer Associates International, Inc.	9,102	248,849
Computer Sciences Corp.*	2,952	130,567
Compuware Corp.*	6,068	36,651
Comverse Technology, Inc.*	3,034	53,368
ConAgra Foods, Inc.	8,446	222,890
Concord EFS, Inc.*	7,298	108,302
ConocoPhillips	10,660	698,976
Consolidated Edison, Inc.	3,526	151,653
Constellation Energy Group, Inc.	2,624	102,756
Convergys Corp.*	2,214	38,656
Cooper Industries, Ltd.—Class A	1,476	85,505
Cooper Tire & Rubber Co.	1,148	24,544
Coors (Adolph) Co.—Class B	574	32,201
Corning, Inc.*	20,910	218,091
Costco Wholesale Corp.*	7,216	268,291
Countrywide Credit Industries, Inc.	2,907	220,496
Crane Co.	902	27,727
CSX Corp.	3,362	120,830
Cummins, Inc.	656	32,105
CVS Corp.	6,232	225,100
Dana Corp.	2,296	42,132
Danaher Corp.	2,378	218,182
Darden Restaurants, Inc.	2,624	55,209
Deere & Co.	3,772	245,368
Dell, Inc.*	40,262	1,367,298
Delphi Automotive Systems Corp.	8,774	89,583
Delta Air Lines, Inc.	1,968	23,242
Deluxe Corp.	820	33,891
Devon Energy Corp.	3,690	211,289
Dillard’s, Inc.—Class A	1,312	21,596
Dollar General Corp.	5,330	111,877
Dominion Resources, Inc.	5,084	324,512
Donnelley (R.R.) & Sons Co.	1,804	54,391
Dover Corp.	3,198	127,121
Dow Chemical Co.	14,432	599,938
Dow Jones & Company, Inc.	1,312	65,403
DTE Energy Co.	2,624	103,386
Du Pont (E.I.) de Nemours	15,662	718,729
Duke Energy Corp.	14,268	291,781
Dynegy, Inc.—Class A*	5,904	25,269
Eastman Chemical Co.	1,230	48,622
Eastman Kodak Co.	4,510	115,772
Eaton Corp.	1,230	132,815
eBay, Inc.*	10,168	656,751
Ecolab, Inc.	4,018	109,973
Edison International*	5,084	111,492
El Paso Corp.	9,594	78,575
Electronic Arts, Inc.*	4,674	223,324
Electronic Data Systems Corp.	7,544	185,130
Eli Lilly & Co.	17,630	1,239,918
EMC Corp.*	37,802	488,402
Emerson Electric Co.	6,642	430,070
Engelhard Corp.	1,968	58,942
Entergy Corp.	3,608	206,125
EOG Resources, Inc.	1,804	83,291
Equifax, Inc.	2,214	54,243
Equity Office Properties Trust	6,314	180,896

Common Stocks, continued

	Shares	Value
Equity Residential Properties Trust	4,346	$128,250
Exelon Corp.	5,166	342,816
Express Scripts, Inc.—Class A*	1,230	81,709
Exxon Mobil Corp.	103,894	4,259,655
Family Dollar Stores, Inc.	2,706	97,091
Fannie Mae	15,252	1,144,815
Federated Department Stores, Inc.	2,870	135,263
Federated Investors, Inc.—Class B	1,722	50,558
FedEx Corp.	4,674	315,495
Fifth Third Bancorp	8,938	528,236
First Data Corp.	11,480	471,713
First Tennessee National Corp.	1,968	86,789
FirstEnergy Corp.	5,166	181,843
Fiserv, Inc.*	3,034	119,873
Fleet Boston Financial Corp.	16,564	723,019
Fluor Corp.	1,312	52,008
Ford Motor Co.	28,782	460,512
Forest Laboratories, Inc.*	5,740	354,732
Fortune Brands, Inc.	2,296	164,141
FPL Group, Inc.	2,870	187,755
Franklin Resources, Inc.	3,936	204,908
Freddie Mac	10,906	636,038
Freeport-McMoRan Copper & Gold, Inc.—Class B	2,706	114,004
Gannett Co., Inc.	4,264	380,178
Gap, Inc.	14,104	327,354
Gateway, Inc.*	5,084	23,386
General Dynamics Corp.	3,116	281,655
General Electric Co.	157,768	4,887,652
General Mills, Inc.	5,904	267,451
General Motors Corp.	8,774	468,532
Genuine Parts Co.	2,706	89,839
Genzyme Corp.—General Division*	3,526	173,973
Georgia Pacific Corp.	4,018	123,232
Gillette Co.	15,908	584,301
Golden West Financial Corp.	2,378	245,386
Goodrich Corp.	1,886	55,995
Goodyear Tire & Rubber Co.*	2,788	21,914
Grainger (W.W.), Inc.	1,394	66,062
Great Lakes Chemical Corp.	820	22,296
Guidant Corp.	4,756	286,311
Halliburton Co.	6,888	179,088
Harley-Davidson, Inc.	4,756	226,053
Harrah’s Entertainment, Inc.	1,722	85,704
Hartford Financial Services Group, Inc.	4,428	261,385
Hasbro, Inc.	2,706	57,584
HCA, Inc.	7,790	334,658
Health Management Associates, Inc.—Class A	3,772	90,528
Heinz (H.J.) Co.	5,494	200,146
Hercules, Inc.*	1,722	21,008
Hershey Foods Corp.	2,050	157,830
Hewlett-Packard Co.	47,888	1,099,987
Hilton Hotels Corp.	5,986	102,540
Home Depot, Inc.	35,752	1,268,837
Honeywell International, Inc.	13,530	452,308
Humana, Inc.*	2,542	58,085
Huntington Bancshares, Inc.	3,608	81,180
Illinois Tool Works, Inc.	4,838	405,957
IMS Health, Inc.	3,772	93,772

See accompanying notes to the financial statements.

PROFUNDS VP ProFund VP Bull	Schedule of Portfolio Investments December 31, 2003

Common Stocks, continued

	Shares	Value
Ingersoll-Rand Co.—Class A	2,706	$183,683
Intel Corp.	102,664	3,305,780
International Business Machines Corp	27,060	2,507,921
International Flavors & Fragrances, Inc.	1,476	51,542
International Game Technology	5,412	193,208
International Paper Co.	7,544	325,222
Interpublic Group of Companies, Inc.*	6,478	101,057
Intuit, Inc.*	3,116	164,868
ITT Industries, Inc.	1,476	109,534
J.P. Morgan Chase & Co.	32,062	1,177,637
Jabil Circuit, Inc.*	3,116	88,183
Janus Capital Group, Inc.	3,772	61,899
JDS Uniphase Corp.*	22,550	82,308
Jefferson-Pilot Corp.	2,214	112,139
John Hancock Financial Services, Inc.	4,510	169,125
Johnson & Johnson	46,658	2,410,352
Johnson Controls, Inc.	1,394	161,870
Jones Apparel Group, Inc.	1,968	69,333
KB Home	738	53,520
Kellogg Co.	6,396	243,560
Kerr-McGee Corp.	1,558	72,431
KeyCorp	6,560	192,339
KeySpan Corp.	2,460	90,528
Kimberly-Clark Corp.	7,954	470,002
Kinder Morgan, Inc.	1,968	116,309
King Pharmaceuticals, Inc.*	3,772	57,561
KLA-Tencor Corp.*	3,034	178,005
Knight Ridder, Inc.	1,230	95,165
Kohls Corp.*	5,330	239,530
Kroger Co.*	11,726	217,048
Leggett & Platt, Inc.	3,034	65,625
Lexmark International Group, Inc.*	2,050	161,212
Limited, Inc.	8,118	146,368
Lincoln National Corp.	2,788	112,552
Linear Technology Corp.	4,920	206,984
Liz Claiborne, Inc.	1,722	61,062
Lockheed Martin Corp.	7,052	362,473
Loews Corp.	2,952	145,976
Louisiana-Pacific Corp.*	1,640	29,323
Lowe’s Cos., Inc.	12,382	685,838
LSI Logic Corp.*	5,986	53,096
Lucent Technologies, Inc.*	65,928	187,236
Manor Care, Inc.	1,394	48,191
Marathon Oil Corp.	4,838	160,089
Marriott International, Inc.—Class A	3,608	166,690
Marsh & McLennan Companies, Inc.	8,364	400,552
Marshall & Ilsley Corp.	3,526	134,870
Masco Corp.	7,298	200,038
Mattel, Inc.	6,724	129,571
Maxim Integrated Products, Inc.	5,166	257,267
May Department Stores Co.	4,510	131,106
Maytag Corp.	1,230	34,256
MBIA, Inc.	2,296	135,992
MBNA Corp.	20,090	499,237
McCormick & Co., Inc.	2,214	66,641
McDonald’s Corp.	19,926	494,763
McGraw-Hill Companies, Inc.	3,034	212,137
McKesson Corp.	4,592	147,679
MeadWestvaco Corp.	3,116	92,701
Medco Health Solutions, Inc.*	4,264	144,933

Common Stocks, continued

	Shares	Value
MedImmune, Inc.*	3,854	$97,892
Medtronic, Inc.	19,024	924,757
Mellon Financial Corp.	6,724	215,908
Merck & Co., Inc.	34,932	1,613,858
Mercury Interactive Corp.*	1,394	67,804
Meredith Corp.	820	40,024
Merrill Lynch & Co., Inc.	1,936	113,546
MetLife, Inc.	11,972	403,097
MGIC Investment Corp.	1,558	88,713
Micron Technology, Inc.*	9,594	129,231
Microsoft Corp.	169,904	4,679,156
Millipore Corp.*	738	31,771
Molex, Inc.	2,952	102,995
Monsanto Co.	4,100	117,998
Monster Worldwide, Inc.*	1,804	39,616
Moody’s Corp.	2,378	143,988
Morgan Stanley Dean Witter & Co.	17,056	987,031
Motorola, Inc.	36,572	514,568
Nabors Industries, Ltd.*	2,296	95,284
National City Corp.	9,594	325,620
National Semiconductor Corp.*	2,952	116,338
Navistar International Corp.*	1,066	51,051
NCR Corp.*	1,476	57,269
Network Appliance, Inc.*	5,412	111,108
New York Times Co.—Class A	2,378	113,645
Newell Rubbermaid, Inc.	4,346	98,958
Newmont Mining Corp.	6,806	330,840
Nextel Communications, Inc.—Class A*	17,302	485,494
NICOR, Inc.	656	22,330
Nike, Inc.—Class B	4,100	280,686
NiSource, Inc.	4,100	89,954
Noble Corp.*	2,132	76,283
Nordstrom, Inc.	2,132	73,128
Norfolk Southern Corp.	6,150	145,448
North Fork Bancorp, Inc.	2,378	96,238
Northern Trust Corp.	3,444	159,870
Northrop Grumman Corp.	2,870	274,372
Novell, Inc.*	5,904	62,110
Novellus Systems, Inc.*	2,378	99,995
Nucor Corp.	1,230	68,879
NVIDIA Corp.*	2,542	59,102
Occidental Petroleum Corp.	6,068	256,312
Office Depot, Inc.*	4,920	82,213
Omnicom Group	2,952	257,798
Oracle Corp.*	82,164	1,084,565
PACCAR, Inc.	1,804	153,556
Pactiv Corp.*	2,460	58,794
Pall Corp.	1,968	52,801
Parametric Technology Corp.*	4,182	16,477
Parker Hannifin Corp.	1,886	112,217
Paychex, Inc.	5,904	219,629
Penney (J.C.) Co.	4,264	112,058
Peoples Energy Corp.	574	24,131
PeopleSoft, Inc.*	5,904	134,611
PepsiCo, Inc.	26,978	1,257,714
PerkinElmer, Inc.	1,968	33,594
Pfizer, Inc.	119,966	4,238,398
PG&E Corp.*	6,478	179,894
Phelps Dodge Corp.*	1,394	106,069
Pinnacle West Capital Corp.	1,394	55,788

See accompanying notes to the financial statements.

PROFUNDS VP ProFund VP Bull	Schedule of Portfolio Investments December 31, 2003

Common Stocks, continued

	Shares	Value
Pitney Bowes, Inc.	3,690	$149,888
Plum Creek Timber Company, Inc.	2,870	87,392
PMC-Sierra, Inc.*	2,706	54,526
PNC Financial Services Group	4,346	237,857
Power-One, Inc.*	1,312	14,209
PPG Industries, Inc.	2,706	173,238
PPL Corp.	2,788	121,975
Praxair, Inc.	5,084	194,209
Principal Financial Group, Inc.	5,084	168,128
Procter & Gamble Co.	20,418	2,039,350
Progress Energy, Inc.	3,854	174,432
Progressive Corp.	3,362	281,030
Prologis Trust	2,788	89,467
Providian Financial Corp.*	4,592	53,451
Prudential Financial, Inc.	8,528	356,215
Public Service Enterprise Group, Inc.	3,690	161,622
Pulte Homes, Inc.	984	92,122
QLogic Corp.*	1,476	76,162
Qualcomm, Inc.	12,546	676,606
Quest Diagnostics, Inc.*	1,640	119,900
Qwest Communications International, Inc.*	27,798	120,087
R.J. Reynolds Tobacco Holdings	1,312	76,293
RadioShack Corp.	2,542	77,989
Raytheon Co.	6,560	197,062
Reebok International, Ltd.	902	35,467
Regions Financial Corp.	3,526	131,167
Robert Half International, Inc.*	2,706	63,158
Rockwell Collins, Inc.	2,788	83,724
Rockwell International Corp.	2,952	105,091
Rohm & Haas Co.	3,526	150,595
Rowan Companies, Inc.*	1,476	34,199
Ryder System, Inc.	984	33,604
Sabre Holdings Corp.	2,214	47,800
SAFECO Corp.	2,214	86,191
Safeway, Inc.*	6,970	152,713
Sanmina-SCI Corp.*	8,118	102,368
Sara Lee Corp.	12,382	268,813
SBC Communications, Inc.	51,988	1,355,327
Schering-Plough Corp.	23,124	402,126
Schlumberger, Ltd.	9,184	502,548
Schwab (Charles) Corp.	21,320	252,429
Scientific-Atlanta, Inc.	2,378	64,919
Sealed Air Corp.*	1,312	71,032
Sears, Roebuck & Co.	4,018	182,779
Sempra Energy	3,526	105,992
Sherwin-Williams Co.	2,296	79,763
Siebel Systems, Inc.*	7,790	108,047
Sigma-Aldrich Corp.	1,066	60,954
Simon Property Group, Inc.	3,034	140,596
SLM Corp.	7,052	265,719
Snap-on, Inc.	902	29,080
Solectron Corp.*	13,120	77,539
Southern Co.	11,480	347,271
SouthTrust Corp.	5,248	171,767
Southwest Airlines Co.	12,382	199,846
Sprint Corp. (FON Group)	14,186	232,934
Sprint Corp. (PCS Group)*	16,236	91,246
St. Jude Medical, Inc.*	2,706	166,013
St. Paul Companies, Inc.	3,608	143,057
Stanley Works	1,312	49,685

Common Stocks, continued

	Shares	Value
Staples, Inc.*	7,790	$212,667
Starbucks Corp.*	6,150	203,319
Starwood Hotels & Resorts Worldwide, Inc.	3,198	115,032
State Street Corp.	5,248	273,316
Stryker Corp.	3,116	264,891
Sun Microsystems, Inc.*	51,332	230,481
SunGard Data Systems, Inc.*	4,510	124,972
Sunoco, Inc.	1,230	62,915
SunTrust Banks, Inc.	4,428	316,602
SuperValu, Inc.	2,132	60,954
Symantec Corp.*	4,838	167,637
Symbol Technologies, Inc.	3,608	60,939
Synovus Financial Corp.	4,756	137,544
Sysco Corp.	10,168	378,556
T. Rowe Price Group, Inc.	1,968	93,303
Target Corp.	14,350	551,040
TECO Energy, Inc.	2,952	42,538
Tektronix, Inc.	1,312	41,459
Tellabs, Inc.*	6,560	55,301
Temple-Inland, Inc.	820	51,389
Tenet Healthcare Corp.*	7,298	117,133
Teradyne, Inc.*	3,034	77,215
Texas Instruments, Inc.	27,224	799,841
Textron, Inc.	2,132	121,652
The Pepsi Bottling Group, Inc.	4,100	99,138
Thermo Electron Corp.*	2,542	64,058
Thomas & Betts Corp.	902	20,647
Tiffany & Co.	2,296	103,779
Time Warner, Inc.*	71,094	1,278,980
TJX Companies, Inc.	7,872	173,578
Torchmark Corp.	1,804	82,154
Toys R Us, Inc.*	3,362	42,496
Transocean Sedco Forex, Inc.*	5,002	120,098
Travelers Property Casualty Corp.— Class B	15,826	268,567
Tribune Co.	4,920	253,872
Tupperware Corp.	902	15,641
TXU Corp.	5,084	120,592
Tyco International, Ltd.	31,406	832,259
U.S. Bancorp	30,340	903,525
Union Pacific Corp.	4,018	279,171
Union Planters Corp.	2,952	92,958
Unisys Corp.*	5,166	76,715
United Parcel Service, Inc.—Class B	17,630	1,314,316
United States Steel Corp.	1,640	57,433
United Technologies Corp.	7,380	699,403
UnitedHealth Group, Inc.	9,184	534,326
Univision Communications, Inc.— Class A*	5,084	201,784
Unocal Corp.	4,100	151,003
UnumProvident Corp.	4,674	73,709
UST, Inc.	2,624	93,651
Veritas Software Corp.*	6,724	249,864
Verizon Communications, Inc.	43,378	1,521,700
VF Corp.	1,722	74,459
Viacom, Inc.—Class B	27,470	1,219,119
Visteon Corp.	2,050	21,341
Vulcan Materials Co.	1,558	74,114
Wachovia Corp.	20,828	970,377
Wal-Mart Stores, Inc.	67,978	3,606,232

See accompanying notes to the financial statements.

PROFUNDS VP ProFund VP Bull	Schedule of Portfolio Investments December 31, 2003

Common Stocks, continued

	Shares	Value
Walgreen Co.	16,072	$584,698
Walt Disney Co.	32,144	749,920
Washington Mutual, Inc.	14,104	565,852
Waste Management, Inc.	9,184	271,847
Waters Corp.*	1,886	62,540
Watson Pharmaceuticals, Inc.*	1,722	79,212
Wellpoint Health Networks, Inc.*	2,378	230,642
Wells Fargo & Co.	26,568	1,564,590
Wendy’s International, Inc.	1,804	70,789
Weyerhaeuser Co.	3,444	220,416
Whirlpool Corp.	1,066	77,445
Williams Companies, Inc.	8,118	79,719
Winn-Dixie Stores, Inc.	2,214	22,029
Worthington Industries, Inc.	1,394	25,134
Wrigley (WM.) JR Co.	3,526	198,196
Wyeth	20,910	887,630
Xcel Energy, Inc.	6,232	105,819
Xerox Corp.*	12,464	172,003
Xilinx, Inc.*	5,412	209,661
XL Capital, Ltd.—Class A	2,132	165,337
Yahoo!, Inc.*	10,332	466,696
YUM! Brands, Inc.*	4,592	157,965
Zimmer Holdings, Inc.*	3,772	265,549
Zions Bancorp	1,394	85,494

TOTAL COMMON STOCKS (Cost $135,357,655)		159,768,354

U.S. Government Agency Obligations (24.0%)

	Principal Amount
Federal National Mortgage Association, 0.50%, 01/02/04	$53,543,000	53,542,256

TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS (Cost $53,542,256)		53,542,256

TOTAL INVESTMENT SECURITIES (Cost $188,899,911)—95.6%		213,310,610
Net other assets (liabilities)—4.4%		9,812,359

NET ASSETS—100.0%		$223,122,969

Futures Contracts Purchased

	Contracts	Unrealized Appreciation (Depreciation)
S&P 500 Futures Contract expiring March 2004 (Underlying face amount at value $63,404,375)	229	$1,947,970
E-Mini S&P 500 Futures Contract expiring March 2004 (Underlying face amount at value $55,375)	1	(17)

ProFund VP Bull invested, as a percentage of net assets, in the following industries, as of December 31, 2003:

Advertising	0.2%
Aerospace/Defense	1.1%
Agriculture	0.9%
Airlines	0.1%
Apparel	0.2%

Auto Manufacturers	0.5%
Auto Parts & Equipment	0.2%
Banks	4.9%
Beverages	1.9%
Biotechnology	0.8%
Building Materials	0.2%
Chemicals	1.1%
Commercial Services	0.7%
Computers	3.1%
Cosmetics/Personal Care	1.7%
Distribution/Wholesale	0.1%
Diversified Financial Services	4.8%
Electric	1.8%
Electrical Components & Equipment	0.3%
Electronics	0.4%
Engineering & Construction	0.1%
Entertainment	0.1%
Environmental Control	0.1%
Food	1.3%
Forest & Paper Products	0.4%
Gas	0.1%
Hand/Machine Tools	0.1%
Healthcare—Products	2.5%
Healthcare—Services	0.8%
Home Builders	0.1%
Home Furnishings	0.1%
Household Products/Wares	0.2%
Housewares	0.1%
Insurance	3.5%
Internet	0.6%
Iron/Steel	0.1%
Leisure Time	0.3%
Lodging	0.2%
Machinery—Diversified	0.2%
Machinery—Construction & Mining	0.2%
Media	2.8%
Metal Fabricate/Hardware	0.1%
Mining	0.5%
Miscellaneous Manufacturing	3.9%
Office/Business Equipment	0.1%
Oil & Gas	3.8%
Oil & Gas Services	0.4%
Packaging & Containers	0.1%
Pharmaceuticals	5.3%
Pipelines	0.1%
Real Estate Investment Trust	0.3%
Retail	4.9%
Savings & Loan	0.4%
Semiconductors	3.1%
Software	3.7%
Telecommunications	4.6%
Textiles	0.1%
Toys/Games/Hobbies	0.1%
Transportation	1.1%
Trucking & Leasing	0.1%
Other**	28.4%

*	Non-income producing security
**	Including debt securities, repurchase agreements, options purchased, and net other assets (liabilities).

See accompanying notes to the financial statements.

PROFUNDS VP

ProFund VP Bull

Statement of Assets and Liabilities

December 31, 2003
Assets:
Investment securities, at value (cost $188,899,911)	$213,310,610
Segregated cash balances with brokers for futures contracts	4,321,891
Dividends and interest receivable	190,906
Receivable for capital shares issued	5,823,751
Prepaid expenses	840

Total Assets	223,647,998

Liabilities:
Cash overdraft	149,552
Payable for capital shares redeemed	63
Variation margin on futures contracts	27,666
Advisory fees payable	111,922
Management services fees payable	22,384
Administration fees payable	6,754
Administrative services fees payable	82,542
Distribution fees payable	63,892
Other accrued expenses	60,254

Total Liabilities	525,029

Net Assets	$223,122,969

Net Assets consist of:
Capital	$212,813,755
Accumulated net realized gains (losses) on investments	(16,049,438)
Net unrealized appreciation (depreciation) on investments	26,358,652

Net Assets	$223,122,969

Shares of Beneficial Interest Outstanding	8,673,944

Net Asset Value (offering and redemption price per share)	$25.72

Statement of Operations

For the year ended December 31, 2003
Investment Income:
Dividends	$1,605,044
Interest	183,483

Total Investment Income	1,788,527

Expenses:
Advisory fees	823,805
Management services fees	164,762
Administration fees	52,126
Transfer agency and administrative service fees	498,114
Distribution fees	274,591
Custody fees	78,507
Fund accounting fees	88,829
Other fees	76,276

Total Gross Expenses before reductions	2,057,010
Less Expenses reduced by the Advisor	(2,544)

Total Net Expenses	2,054,466

Net Investment Income (Loss)	(265,939)

Realized and Unrealized Gains (Losses) on Investments:
Net realized gains (losses) on investment securities	(3,537,502)
Net realized gains (losses) on futures contracts	1,209,573
Change in net unrealized appreciation/depreciation on investments	23,852,721

Net Realized and Unrealized Gains (Losses) on Investments	21,524,792

Change in Net Assets Resulting from Operations	$21,258,853

See accompanying notes to the financial statements.

PROFUNDS VP

ProFund VP Bull

Statements of Changes in Net Assets

	For the year ended December 31, 2003	For the year ended December 31, 2002
From Investment Activities:
Operations:
Net investment income (loss)	$(265,939)	$(81,467)
Net realized gains (losses) on investments	(2,327,929)	(12,612,491)
Change in net unrealized appreciation/depreciation on investments	23,852,721	2,053,641

Change in net assets resulting from operations	21,258,853	(10,640,317)

Capital Transactions:
Proceeds from shares issued	1,127,316,089	368,175,334
Cost of shares redeemed	(1,018,201,486)	(285,371,272)

Change in net assets resulting from capital transactions	109,114,603	82,804,062

Change in net assets	130,373,456	72,163,745
Net Assets:
Beginning of period	92,749,513	20,585,768

End of period	$223,122,969	$92,749,513

Accumulated net investment income (loss)	$—	$557

Share Transactions:
Issued	50,115,935	17,148,702
Redeemed	(45,970,517)	(13,384,181)

Change in shares	4,145,418	3,764,521

See accompanying notes to the financial statements.

PROFUNDS VP

ProFund VP Bull

Financial Highlights

Selected data for a share of beneficial interest outstanding throughout the periods indicated.

	For the year ended December 31, 2003		For the year ended December 31, 2002		For the period May 1, 2001(a) through December 31, 2001
Net Asset Value, Beginning of Period	$20.48		$26.94		$30.00

Investment Activities:
Net investment income (loss)	(0.05	)(b)	(0.04	)(b)	(0.11	)(b)
Net realized and unrealized gains (losses) on investments	5.29		(6.42)		(2.95)

Total income (loss) from investment activities	5.24		(6.46)		(3.06)

Net Asset Value, End of Period	$25.72		$20.48		$26.94

Total Return	25.59%		(23.98)%		(10.20	)%(c)
Ratios to Average Net Assets:
Gross expenses(d)	1.87%		1.91%		2.25%
Net expenses(d)	1.87%		1.91%		2.25%
Net investment income (loss)(d)	(0.24)%		(0.18)%		(0.60)%
Supplemental Data:
Net assets, end of period (000’s)	$223,123		$92,750		$20,586
Portfolio turnover rate(e)	392%		260%		325	%(c)

(a)	Commencement of operations
(b)	Per share net investment income (loss) has been calculated using the daily average shares method.
(c)	Not annualized for periods less than one year.
(d)	Annualized for periods less than one year.
(e)	Portfolio turnover rate is calculated without regard to instruments (including options, swap agreements and futures contracts) having a maturity of less than one year.

See accompanying notes to the financial statements.

ProFund VP Small-Cap

The ProFund VP Small-Cap seeks daily investment results, before fees and expenses, that correspond to the daily performance of the Russell 2000® Index. For the year ended December 31, 2003, the Fund had a total return of 42.75%1, compared to a return of 45.37%2 for the Index. For the year, the Fund achieved an average daily statistical correlation of over 0.99 to the daily performance of the Index.3

The Fund applies a mathematical approach to investing. In doing so it takes positions in securities and/or financial instruments that, in combination, should have similar daily return characteristics as the Index. The Russell 2000 Index is a measure of small-cap U.S. stock market performance. It is an adjusted market capitalization weighted index containing approximately 2000 of the smallest companies in the Russell 3000 Index or approximately 8% of the total market capitalization of the Russell 3000 Index, which in turn represents approximately 98% of the investable U.S. equity market.

The Russell 2000 Index well outpaced large-cap benchmarks such as the S&P 500 in 2003. As a whole, small-cap stocks were amongst performance leaders in 2003 as they benefited from decreasing credit spreads and the resulting reduction in their cost of debt. Small cap stocks also seemed to be less negatively impacted by terrorism fears as they typically are not considered as likely to be terrorist targets. The outperformance of small-cap stocks over large-cap stocks is typical in the early recovery phase of an economic cycle.

Value of a $10,000 Investment*

* The line graph represents historical performance of a hypothetical investment of $10,000 in the ProFund VP Small-Cap from May 1, 2001 to December 31, 2003 assuming the reinvestment of distributions.

Average Annual Total Return as of 12/31/031

	1 Year	Since Inception (5/1/01)

ProFund VP Small-Cap	42.75%	1.99%

Russell 2000 Index	45.37%	4.88%

1 Past performance does not guarantee future results. Total return calculations assume the reinvestment of distributions and do not reflect the effect of taxes. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and net asset value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. During the period, certain fees were reduced. If such fee reductions had not occurred, the quoted performance would be lower. Performance numbers are net of all Fund expenses but do not include any insurance, sales, or administrative charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower.

2 The Russell 2000 Index is a price return index and does not reflect the reinvestment of dividends, the impact of transaction costs, nor the deduction of expenses associated with a mutual fund such as investment management and accounting fees. It is not possible to invest directly in an index. The Fund’s performance does reflect the reinvestment of dividends, the impact of transaction costs and the deduction of fees and expenses.

3 1.00 equals perfect correlation.

The above information is not covered by the Report of Independent Auditors.

PROFUNDS VP ProFund VP Small-Cap	Schedule of Portfolio Investments December 31, 2003

Common Stocks (79.6%)

	Shares	Value
@ROAD, Inc.*	3,528	$46,922
Aaron Rents, Inc.	4,312	86,801
Abgenix, Inc.*	11,368	141,645
Able Laboratories, Inc.*	5,096	92,085
ABM Industries, Inc.	6,664	116,020
Accredo Health, Inc.*	6,272	198,258
Actel Corp.*	2,744	66,130
Activision, Inc.*	11,368	206,898
Actuant Corp.*	4,704	170,285
Acuity Brands, Inc.	5,096	131,477
Adaptec, Inc.*	14,112	124,609
Adolor Corp.*	3,920	78,478
Advanced Digital Information Corp.*	7,840	109,760
Advanced Energy Industries, Inc.*	1,960	51,058
Advanced Medical Optics, Inc.*	3,528	69,325
Advanced Neuromodulation Systems, Inc.*	2,352	108,145
Advent Software, Inc.*	3,920	68,326
Advisory Board Co.*	1,176	41,054
ADVO, Inc.	7,056	224,099
Aeroflex, Inc.*	6,664	77,902
Aeropostale, Inc.*	2,744	75,240
Affiliated Managers Group, Inc.*	5,096	354,632
Agile Software Corp.*	5,488	54,331
AirTran Holdings, Inc.*	8,624	102,626
Akamai Technologies, Inc.*	13,328	143,276
Alaska Air Group, Inc.*	4,704	128,372
Albany International Corp.—Class A	5,096	172,754
Albany Molecular Research, Inc.*	3,136	47,103
Albemarle Corp.	3,920	117,482
Alexander & Baldwin, Inc.	5,488	184,892
Alexandria Real Estate Equities, Inc.	3,528	204,271
Alfa Corp.	4,312	55,452
Align Technology, Inc.*	5,488	90,662
Alkermes, Inc.*	8,232	111,132
Allegheny Energy, Inc.*	23,128	295,113
Allegheny Technologies, Inc.	23,128	305,751
Alliance Gaming Corp.*	6,272	154,605
Allmerica Financial Corp.*	9,408	289,485
Alpharma, Inc.	11,760	236,376
Amcore Financial, Inc.	3,136	84,735
American Eagle Outfitters, Inc.*	6,664	109,290
American Greetings Corp.—Class A*	22,736	497,236
American Healthways, Inc.*	3,136	74,856
American Italian Pasta Co.*	3,136	131,398
American Management Systems, Inc.*	5,488	82,704
American Medical Systems Holdings, Inc.*	2,352	51,274
American States Water Co.	3,136	78,400
AMERIGROUP Corp.*	3,920	167,188
Amerus Group Co.	5,096	178,207
Amli Residential Properties Trust	10,192	273,146
AMN Healthcare Services, Inc.*	5,488	94,174
AMR Corp.*	20,384	263,973
AmSurg Corp.*	3,528	133,676
Analogic Corp.	784	32,144
Anchor BanCorp Wisconsin, Inc.	2,352	58,565
Andrew Corp.*	19,208	221,084
Anixter International, Inc.*	9,408	243,479
AnnTaylor Stores Corp.*	8,624	336,335
ANSYS, Inc.*	1,568	62,250

Common Stocks, continued

	Shares	Value
Anteon International Corp.*	2,744	$98,921
Anthracite Capital, Inc.	19,992	221,311
Anworth Mortgage Asset Corp.	8,232	114,672
Applera Corp.—Celera Genomics Group*	22,344	310,805
Applied Industrial Technologies, Inc.	1,960	46,766
aQuantive, Inc.*	7,056	72,324
Aquilla, Inc.*	23,912	81,062
Arbitron, Inc.*	5,488	228,959
Arch Chemicals, Inc.	2,352	60,352
Arch Coal, Inc.	7,056	219,936
Argosy Gaming Co.*	4,312	112,069
Ariba, Inc.*	129,752	389,257
Arkansas Best Corp.	2,744	86,134
Arrow International, Inc.	2,744	68,545
Ascential Software Corp.*	7,448	193,127
Ask Jeeves, Inc.*	4,312	78,133
Asyst Technologies, Inc.*	4,704	81,614
Atherogenics, Inc.*	6,664	99,627
ATMI, Inc.*	4,704	108,851
Atmos Energy Corp.	6,272	152,410
Atrix Laboratories, Inc.*	2,352	56,542
Aviall, Inc.*	3,920	60,799
Avid Technology, Inc.*	3,920	188,160
Avista Corp.	6,272	113,649
Axcelis Technologies, Inc.*	12,936	132,206
Aztar Corp.*	5,880	132,299
Baldor Electric Co.	3,528	80,615
Bandag, Inc.	2,352	96,902
Bankatlantic Bancorp, Inc.—Class A	20,384	387,296
BankUnited Financial Corp.—Class A*	3,528	90,987
Banta Corp.	4,312	174,636
BARRA, Inc.	1,960	69,560
Bay View Capital Corp.	8,232	17,616
Beazer Homes U.S.A., Inc.	3,528	344,544
Bedford Property Investors, Inc.	3,136	89,784
Bel Fuse, Inc.—Class B	5,096	166,282
Belden, Inc.	4,704	99,207
Benchmark Electronics, Inc.*	7,448	259,265
Beverly Enterprises, Inc.*	11,760	101,018
BioMarin Pharmaceutical, Inc.*	8,232	63,954
Biosite Diagnostics, Inc.*	1,176	34,045
BJ’s Wholesale Club, Inc.*	13,720	315,010
Black Box Corp.	1,960	90,297
Black Hills Corp.	3,920	116,934
Bob Evans Farms, Inc.	4,312	139,968
Borland Software Corp.*	11,368	110,611
Boston Private Financial Holdings, Inc.	2,352	58,424
Bowne & Co., Inc.	4,312	58,471
Boyd Gaming Corp.	4,704	75,923
Brady Corp.—Class A	3,528	143,766
Brandywine Realty Trust	14,112	377,777
Briggs & Stratton Corp.	2,744	184,946
Bright Horizons Family Solutions, Inc.*	1,176	49,392
Brink’s Co.	8,232	186,125
Brookline Bancorp, Inc.	40,376	619,367
Brooks Automation, Inc.*	4,704	113,696
Brown Shoe Company, Inc.	3,528	133,817
Burlington Coat Factory Warehouse Corp.	2,352	49,768
C&D Technologies, Inc.	3,920	75,146

See accompanying notes to the financial statements.

PROFUNDS VP ProFund VP Small-Cap	Schedule of Portfolio Investments December 31, 2003

Common Stocks, continued

	Shares	Value
Cabot Microelectronics Corp.*	4,704	$230,497
Cabot Oil & Gas Corp.	3,136	92,042
CACI International, Inc.—Class A*	5,880	285,885
Cal Dive International, Inc.*	4,312	103,962
California Water Service Group	1,960	53,704
Callaway Golf Co.	13,720	231,182
Cambrex Corp.	2,352	59,412
Capital Automotive REIT	3,136	100,352
CARBO Ceramics, Inc.	1,176	60,270
Carpenter Technology Corp.	2,352	69,549
Casey’s General Stores, Inc.	5,488	96,918
Cash America International, Inc.	3,136	66,420
Catalina Marketing Corp.*	13,328	268,692
Cathay Bancorp, Inc.	1,960	109,133
Cato Corp.—Class A	1,960	40,180
CEC Entertainment, Inc.*	4,704	222,923
Cell Genesys, Inc.*	4,312	55,797
Centene Corp.*	1,960	54,900
Central Garden & Pet Co.*	1,960	54,939
Central Pacific Financial Corp.	1,568	47,103
Cerner Corp.*	3,528	133,535
CH Energy Group, Inc.	1,568	73,539
Champion Enterprises, Inc.*	6,664	46,648
Charming Shoppes, Inc.*	13,328	71,971
Charter Communications, Inc.—Class A*	54,096	217,466
Charter Municipal Mortgage Acceptance Co.	10,584	223,640
Checkpoint Systems, Inc.*	15,288	289,096
Chiquita Brands International, Inc.*	9,016	203,131
Chittenden Corp.	5,880	197,803
Choice Hotels International, Inc.*	2,352	82,908
Christopher & Banks Corp.	7,056	137,804
Ciber, Inc.*	7,840	67,894
Cima Labs, Inc.*	1,960	63,935
Cimarex Energy Co.*	5,096	136,012
Cincinnati Bell, Inc.*	33,712	170,246
Cirrus Logic, Inc.*	9,016	69,153
Citizens Banking Corp.	5,488	179,567
City Holding Co.	1,960	68,600
Clarcor, Inc.	3,920	172,872
CLECO Corp.	5,488	98,674
CMGI, Inc.*	48,608	86,522
CMS Energy Corp.*	24,696	210,410
CNET Networks, Inc.*	13,328	90,897
Coeur d’Alene Mines Corp.*	23,520	135,945
Cognex Corp.	5,880	166,051
Coherent, Inc.*	5,488	130,614
Cohu, Inc.	2,744	52,548
Colonial Properties Trust	1,960	77,616
Columbia Laboratories, Inc.*	9,800	61,740
Commerce Group, Inc.	2,744	108,388
Commercial Federal Corp.	7,448	198,936
Commercial Metals Co.	4,704	143,002
Commercial NET Lease Realty	7,448	132,574
Commonwealth Telephone Enterprises, Inc.*	2,744	103,586
Commscope, Inc.*	32,144	524,911
Community Bank System, Inc.	1,176	57,624
Community First Bankshares, Inc.	4,704	136,134
Comstock Resources, Inc.*	6,664	128,615

Common Stocks, continued

	Shares	Value
Conexant Systems, Inc.*	35,280	$175,342
CONMED Corp.*	3,528	83,966
Connecticut Bancshares, Inc.	1,176	60,611
Connetics Corp.*	4,704	85,425
Continental Airlines, Inc. Class—B*	13,720	223,224
Cooper Companies, Inc.	6,664	314,075
Cooper Tire & Rubber Co.	19,600	419,049
Copart, Inc.*	8,624	142,296
Corn Products International, Inc.	5,880	202,566
Cornerstone Realty Income Trust, Inc.	7,056	61,811
Corporate Office Properties Trust	6,272	131,712
Correctional Properties Trust	3,136	90,317
Corrections Corp. of America*	7,448	214,725
Corus Bankshares, Inc.	1,568	49,486
Corvis Corp.*	39,984	67,973
Cost Plus, Inc.*	2,744	112,504
CoStar Group, Inc.*	1,568	65,354
Covance, Inc.*	10,192	273,145
Cray, Inc.*	9,016	89,529
Credence Systems Corp.*	8,232	108,333
Crompton Corp.	18,816	134,911
Crown Holdings, Inc.*	21,560	195,334
CSG Systems International, Inc.*	8,232	102,818
CSK Auto Corp.*	4,312	80,936
CTS Corp.	7,448	85,652
Cubic Corp.	1,960	45,080
Cubist Pharmaceuticals, Inc.*	3,528	42,900
Cumulus Media, Inc.*	5,488	120,736
Cuno, Inc.*	1,960	88,259
Curtiss-Wright Corp.	3,920	176,439
CV Therapeutics, Inc.*	7,056	103,441
CVB Financial Corp.	4,732	91,284
Cyberonics, Inc.*	2,352	75,288
Cymer, Inc.*	7,056	325,917
CYTYC Corp.*	14,504	199,575
Dade Behring Holdings, Inc.*	5,096	182,131
Delphi Financial Group, Inc.—Class A	2,905	104,580
Delta & Pine Land Co.	7,056	179,223
Denbury Resources, Inc.*	4,312	59,980
Dendrite International, Inc.*	3,920	61,426
Diagnostic Products Corp.	2,352	107,980
Dick’s Sporting Goods, Inc.*	1,568	76,299
Digene Corp.*	1,568	62,877
Digital Insight Corp.*	3,528	87,847
Digital River, Inc.*	3,528	77,969
Dillard’s, Inc.—Class A	15,288	251,640
Dime Community Bancshares, Inc.	2,352	72,348
Dionex Corp.*	1,960	90,199
Dollar Thrifty Automotive Group, Inc.*	2,744	71,179
Dot Hill Systems Corp.*	3,528	53,449
DRS Technologies, Inc.*	9,016	250,464
DSP Group, Inc.*	3,528	87,882
Dycom Industries, Inc.*	8,232	220,782
EarthLink, Inc.*	15,288	152,880
East-West Bancorp, Inc.	3,136	168,340
Eastgroup Properties, Inc.	1,960	63,465
Echelon Corp.*	3,528	39,302
Eclipsys Corp.*	4,312	50,192
eFunds Corp.*	5,880	102,018
EGL, Inc.*	3,920	68,835

See accompanying notes to the financial statements.

PROFUNDS VP ProFund VP Small-Cap	Schedule of Portfolio Investments December 31, 2003

Common Stocks, continued

	Shares	Value
El Paso Electric Co.*	6,272	$83,731
Electro Scientific Industries, Inc.*	3,528	83,966
Electronics Boutique Holdings Corp.*	1,568	35,892
Electronics for Imaging, Inc.*	5,880	152,997
ElkCorp	2,744	73,265
EMC Corp.*	9,804	126,668
EMCOR Group, Inc.*	2,744	120,462
Emmis Communications Corp.*	5,488	148,450
Empire District Electric Co.	2,744	60,176
Energen Corp.	6,272	257,340
Engineered Support Systems, Inc.	1,568	86,334
Entegris, Inc.*	6,664	85,632
Enterasys Networks, Inc.*	26,656	99,960
Entertainment Properties Trust	3,528	122,457
Enzo Biochem, Inc.*	7,840	140,414
Enzon, Inc.*	15,288	183,456
Equity One, Inc.	3,528	59,553
eResearch Technology, Inc.*	3,528	89,682
ESCO Technologies, Inc.*	3,528	153,997
eSPEED, Inc.—Class A*	2,744	64,237
Esperion Therapeutics, Inc.*	11,760	407,015
Essex Property Trust, Inc.	3,528	226,568
Esterline Technologies Corp.*	3,920	104,546
Evergreen Resources, Inc.*	4,704	152,927
Exar Corp.*	5,096	87,040
ExpressJet Holdings, Inc.*	3,920	58,800
Extended Stay America, Inc.	9,016	130,552
Extreme Networks, Inc.*	12,544	90,442
F5 Networks, Inc.*	2,744	68,874
Federal Signal Corp.	8,232	144,225
FEI Co.*	9,016	202,860
FelCor Lodging Trust, Inc.*	6,272	69,494
Ferro Corp.	11,368	309,324
Filenet Corp.*	4,312	116,769
Financial Federal Corp.*	1,568	47,902
Finish Line, Inc.—Class A*	1,960	58,741
First Commonwealth Financial Corp.	9,408	134,158
First Community Bancorp—Class A	1,568	56,668
First Industrial Realty Trust, Inc.	7,840	264,600
First Niagara Financial Group, Inc.	10,976	163,652
First Republic Bank	2,352	84,202
FirstFed Financial Corp.*	3,528	153,468
Flagstar Bancorp, Inc.	6,272	134,346
Fleetwood Enterprises, Inc.*	4,704	48,263
FLIR Systems, Inc.*	4,312	157,388
Florida East Coast Industries, Inc.	1,568	51,901
Flowers Foods, Inc.	5,488	141,590
Flowserve Corp.*	14,112	294,658
FMC Corp.*	6,272	214,063
Forest Oil Corp.*	7,448	212,789
Fossil, Inc.*	3,136	87,839
Franklin Electric Co., Inc.	784	47,424
Fred’s, Inc.	4,704	145,730
Fremont General Corp.	9,800	165,718
Frontier Airlines, Inc.*	3,528	50,309
Frontier Oil Corp.	3,136	54,002
FTI Consulting, Inc.*	5,488	128,255
Fuller (H. B.) Co.	5,096	151,555
G & K Services, Inc.	1,960	72,030
Gables Residential Trust	4,704	163,417

Common Stocks, continued

	Shares	Value
GameStop Corp.*	4,704	$72,489
Gartner Group, Inc.*	10,192	115,272
Gateway, Inc.*	28,224	129,830
GATX Corp.	5,488	153,554
Gen-Probe, Inc.*	5,488	200,147
Genesco, Inc.*	7,448	112,688
Genesis Microchip, Inc.*	11,760	212,150
Genlyte Group, Inc.*	1,568	91,540
Genta, Inc.*	5,880	61,211
Georgia Gulf Corp.	6,664	192,456
Getty Realty Corp.	1,960	51,254
Glacier Bancorp, Inc.	2,352	76,205
Glenborough Realty Trust, Inc.	4,312	86,024
Glimcher Realty Trust	7,056	157,913
Global Imaging Systems, Inc.*	1,568	49,784
GlobespanVirata, Inc.*	13,720	80,674
Gold Banc Corp., Inc.	12,936	181,880
Golden Telecom, Inc.*	1,568	43,512
Goodyear Tire & Rubber Co.*	19,600	154,056
GrafTech International, Ltd.*	7,056	95,256
Granite Construction, Inc.	4,312	101,289
Gray Television, Inc.	5,096	77,052
Great Lakes Chemical Corp.	7,056	191,853
Greater Bay Bancorp	6,664	189,791
Grey Wolf, Inc.*	21,952	82,100
Griffon Corp.*	3,136	63,535
Group 1 Automotive, Inc.*	1,960	70,932
Guitar Center, Inc.*	1,568	51,085
Gymboree Corp.*	10,584	182,362
Hain Celestial Group, Inc.*	2,744	63,688
Handleman Co.	3,136	64,382
Hanover Compressor Co.*	9,800	109,270
Harbor Florida Bancshares, Inc.	2,744	81,524
Harland (John H.) Co.	5,488	149,822
Harleysville Group, Inc.	3,920	77,969
Health Care REIT, Inc.	9,800	352,799
Heartland Express, Inc.	3,920	94,825
Hecla Mining Co.*	14,112	116,988
Helix Technology Corp.	4,312	88,741
Hercules, Inc.*	11,760	143,472
Heritage Property Investment Trust	2,352	66,914
Highwoods Properties, Inc.	9,408	238,963
Hilb, Rogal & Hamilton Co.	6,272	201,143
Hollinger International, Inc.	5,488	85,723
Hollywood Entertainment Corp.*	6,664	91,630
Home Properties of New York, Inc.	5,488	221,660
Hooper Holmes, Inc.	7,448	46,029
Horace Mann Educators Corp.	5,096	71,191
Hot Topic, Inc.*	5,880	173,225
Houston Exploration Co.*	1,568	57,263
Hudson River Bancorp, Inc.	1,960	76,499
Hughes Supply, Inc.	4,312	213,962
Hutchinson Technology, Inc.*	2,744	84,351
Hyperion Solutions Corp.*	4,704	141,779
IDACORP, Inc.	4,704	140,744
Identix, Inc.*	12,152	54,076
IDEX Corp.	3,528	146,730
IGEN International, Inc.*	2,352	138,556
IHOP Corp.	2,352	90,505
ILEX Oncology, Inc.*	4,704	99,960

See accompanying notes to the financial statements.

PROFUNDS VP ProFund VP Small-Cap	Schedule of Portfolio Investments December 31, 2003

Common Stocks, continued

	Shares	Value
Imagistics International, Inc.*	1,960	$73,500
IMC Global, Inc.	14,112	140,132
IMPAC Mortgage Holdings, Inc.	6,272	114,213
Impax Laboratories, Inc.*	3,920	56,409
INAMED Corp.*	3,528	169,556
Independent Bank Corp.	2,352	66,703
Infinity Property & Casualty Corp.	6,664	220,245
Informatica Corp.*	8,232	84,790
Infospace, Inc.*	3,136	72,285
Insight Communications Co., Inc.*	5,488	56,581
Insight Enterprises, Inc.*	5,880	110,544
Insituform Technologies, Inc.—Class A*	2,744	45,276
Inspire Pharmaceuticals, Inc.*	3,528	49,956
Integra LifeSciences Holdings*	2,352	67,338
Inter-Tel, Inc.	2,352	58,753
Intergraph Corp.*	5,880	140,650
Intermagnetics General Corp.*	1,960	43,434
InterMune, Inc.*	7,056	163,417
International Multifoods Corp.*	1,960	35,280
Internet Security Systems, Inc.*	4,704	88,576
Interstate Bakeries Corp.	8,624	122,720
Invacare Corp.	3,136	126,600
Inveresk Research Group, Inc.*	5,488	135,718
Investment Technology Group, Inc.*	9,408	151,939
Invision Technologies, Inc.*	1,960	65,797
Iomega Corp.	9,800	58,604
Ionics, Inc.*	1,960	62,426
Itron, Inc.*	2,352	43,183
J2 Global Communications, Inc.*	1,960	48,549
Jack in the Box, Inc.*	4,312	92,104
Jacuzzi Brands, Inc.*	9,800	69,482
Jarden Corp.*	6,272	171,476
JDA Software Group, Inc.*	3,528	58,247
JLG Industries, Inc.	5,488	83,582
Jo-Ann Stores, Inc.*	1,960	39,984
Jones Lang LaSalle, Inc.*	3,920	81,262
Journal Register Co.*	3,920	81,144
Joy Global, Inc.	6,272	164,013
K-Swiss, Inc.—Class A	3,136	75,452
K-V Pharmaceutical Co.*	6,272	159,936
K2, Inc.*	3,528	53,661
Kansas City Southern Industries, Inc.*	11,760	168,403
Kaydon Corp.	5,488	141,810
Keane, Inc.*	6,664	97,561
Kellwood Co.	7,056	289,297
Kelly Services, Inc.—Class A	1,960	55,938
KEMET Corp.*	23,128	316,622
Kennametal, Inc.	5,880	233,730
Kilroy Realty Corp.	3,528	115,542
Kindred Healthcare, Inc.*	1,176	61,128
Kirby Corp.*	2,352	82,038
Knight Trading Group, Inc.*	9,408	137,733
Knight Transportation, Inc.*	3,136	80,438
Kopin Corp.*	10,584	71,019
Korn/Ferry International*	7,056	94,127
KOS Pharmaceuticals, Inc.*	1,176	50,615
Kramont Realty Trust	4,312	78,047
Kroll, Inc.*	4,704	122,304
Kronos, Inc.*	3,528	139,744
Kulicke & Soffa Industries, Inc.*	7,056	101,465

Common Stocks, continued

	Shares	Value
Kyphon, Inc.*	2,352	$58,400
La Quinta Corp.*	18,032	115,585
Laclede Group, Inc.	3,528	100,724
LandAmerica Financial Group, Inc.	3,920	204,859
Landauer, Inc.	2,352	95,915
Landry’s Restaurants, Inc.	2,744	70,576
Landstar System, Inc.*	3,136	119,293
Lattice Semiconductor Corp.*	13,328	129,015
Lennox International, Inc.	5,488	91,650
Lexar Media, Inc.*	6,664	116,154
Lexington Corporate Properties Trust	3,920	79,145
Liberty Corp.	1,960	88,572
LifePoint Hospitals, Inc.*	4,704	138,533
Ligand Pharmaceuticals, Inc.—Class B*	7,448	109,411
Lin TV Corp.*	3,136	80,940
Lincoln Electric Holdings, Inc.	3,920	96,981
Linens ‘n Things, Inc.*	8,624	259,410
Littelfuse, Inc.*	2,352	67,785
Lone Star Technologies, Inc.*	3,136	50,113
Longs Drug Stores Corp.	8,624	213,358
Longview Fibre Co.	6,664	82,300
LookSmart, Ltd.*	72,520	112,406
Louisiana-Pacific Corp.*	13,720	245,314
LTX Corp.*	8,624	129,619
M/I Schottenstein Homes, Inc.	1,176	45,923
Macdermid, Inc.	5,096	174,487
Macrovision Corp.*	12,936	292,223
MAF Bancorp, Inc.	2,744	114,974
Magma Design Automation, Inc.*	4,312	100,642
Magnum Hunter Resources, Inc.*	8,624	82,014
Manhattan Associates, Inc.*	2,744	75,844
Manitowoc Co.	3,136	97,843
Manufactured Home Communities, Inc.	4,704	177,106
Martek Biosciences Corp.*	2,744	178,278
Massey Energy Co.	17,248	358,758
Matthews International Corp.—Class A	3,528	104,394
Maverick Tube Corp.*	9,408	181,104
Maximus, Inc.*	3,528	138,051
MB Financial, Inc.	1,729	62,936
Medarex, Inc.*	9,408	58,612
Mentor Corp.	5,096	122,610
Mentor Graphics Corp.*	8,624	125,393
Mercury Computer Systems, Inc.*	2,744	68,326
Meritage Corp.*	1,176	77,981
Methode Electronics, Inc.—Class A	4,312	52,736
MFA Mortgage Investments, Inc.	7,448	72,618
MGE Energy, Inc.	3,136	98,815
MGI Pharma, Inc.*	5,880	241,962
Micrel, Inc.*	8,624	134,362
Micromuse, Inc.*	7,056	48,686
Micros Systems, Inc.*	1,960	84,986
Microsemi Corp.*	8,624	211,978
MicroStrategy, Inc.*	1,176	61,716
Mid-America Apartment Communities, Inc.	1,960	65,817
Mid-State Bancshares	2,744	69,807
Millennium Chemicals, Inc.	8,232	104,382
Minerals Technologies, Inc.	1,960	116,130
MKS Instruments, Inc.*	3,136	90,944
Modine Manufacturing Co.	2,744	74,033
Monaco Coach Corp.*	3,136	74,637

See accompanying notes to the financial statements.

PROFUNDS VP ProFund VP Small-Cap	Schedule of Portfolio Investments December 31, 2003

Common Stocks, continued

	Shares	Value
Moog, Inc.—Class A*	1,960	$96,824
Movie Gallery, Inc.*	3,136	58,580
MPS Group, Inc.*	17,248	161,269
MRO Software, Inc.*	13,720	184,671
Mueller Industries, Inc.*	5,880	202,037
Mykrolis Corp.*	3,920	63,034
Myriad Genetics, Inc.*	10,976	141,151
National Health Investors, Inc.	4,312	107,283
Nationwide Health Properties, Inc.	11,368	222,244
Navigant Consulting Co.*	6,272	118,290
NBTY, Inc.*	6,664	178,995
NCO Group, Inc.*	2,352	53,555
NDCHealth Corp.	9,800	251,076
Nektar Therapeutics*	5,880	80,027
Net.B@nk, Inc.	6,272	83,731
NetIQ Corp.*	6,664	88,298
New Century Financial Corp.	3,528	139,956
New Jersey Resources Corp.	4,704	181,151
Newcastle Investment Corp.	6,272	169,971
Newport Corp.*	5,096	84,237
NII Holdings, Inc.—Class B*	1,568	117,020
Nordson Corp.	3,136	108,286
Northwest Airlines Corp. Class A*	7,840	98,941
Northwest Natural Gas Co.	4,704	144,648
Novastar Financial, Inc.	2,352	101,042
NPS Pharmaceuticals, Inc.*	3,528	108,451
Oceaneering International, Inc.*	2,744	76,832
Ocular Sciences, Inc.*	2,352	67,526
Odyssey Healthcare, Inc.*	3,920	114,699
Offshore Logistics, Inc.*	4,312	105,730
Ohio Casualty Corp.*	7,056	122,492
Old Dominion Freight Line, Inc.*	1,176	40,078
Olin Corp.	9,016	180,861
OM Group, Inc.*	6,272	164,264
OmniVision Technologies, Inc.*	2,744	151,606
Onyx Pharmaceuticals, Inc.*	3,136	88,529
Openwave Systems, Inc.*	7,840	86,240
Orbital Sciences Corp.*	5,880	70,678
Oriental Financial Group, Inc.	5,995	154,066
Oshkosh Truck Corp.	3,920	200,037
OSI Pharmaceuticals, Inc.*	6,272	202,021
Overseas Shipholding Group, Inc.	1,960	66,738
Owens & Minor, Inc.	6,664	146,008
P.F. Chang’s China Bistro, Inc.*	3,136	159,560
Pacer International, Inc.*	2,744	55,484
Pacific Capital Bancorp	4,312	158,768
Pacific Sunwear of California, Inc.*	9,016	190,418
PalmOne, Inc.*	3,528	41,454
Panera Bread Co.*	3,528	139,462
Parametric Technology Corp.*	27,832	109,658
PAREXEL International Corp.*	3,136	50,991
Park Electrochemical Corp.	5,880	155,761
Parkway Properties, Inc.	1,176	48,922
Patina Oil & Gas Corp.	5,488	268,858
Paxar Corp.*	6,664	89,298
Payless ShoeSource, Inc.*	12,936	173,342
Pediatrix Medical Group, Inc.*	2,744	151,167
Penn National Gaming, Inc.*	3,920	90,474
Pennsylvania REIT	4,312	156,526
Penwest Pharmaceuticals Co.*	8,624	149,023

Common Stocks, continued

	Shares	Value
Pep Boys-Manny, Moe & Jack	7,840	$179,301
Per-Se Technologies, Inc.*	3,528	53,837
Perot Systems Corp.—Class A*	9,408	126,820
Perrigo Co.	7,840	123,245
PETCO Animal Supplies, Inc.*	4,704	143,237
Philadelphia Consolidated Holding Corp.*	1,960	95,707
Photon Dynamics, Inc.*	9,016	362,805
Photronics, Inc.*	6,272	124,938
Pinnacle Systems, Inc.*	9,408	80,250
Plains Exploration & Production Co.*	4,704	72,395
Planar Systems, Inc.*	3,528	85,801
Plantronics, Inc.*	14,504	473,556
Plexus Corp.*	5,096	87,498
PNM Resources, Inc.	5,096	143,198
PolyMedica Corp.	2,352	61,881
PolyOne Corp.*	11,760	75,146
Post Properties, Inc.	7,056	197,004
Potlatch Corp.	3,136	109,039
Power Integrations, Inc.*	3,136	104,931
Power-One, Inc.*	8,232	89,153
Powerwave Technologies, Inc.*	8,624	65,974
Prentiss Properties Trust	3,920	129,321
Price Communications Corp.*	14,504	199,140
PRICELINE.COM, Inc.*	2,352	42,101
PRIMEDIA, Inc.*	19,208	54,359
Priority Healthcare Corp.—Class B*	4,312	103,962
ProAssurance Corp.*	2,744	88,220
Progress Software Corp.*	3,136	64,163
ProQuest Co.*	5,096	150,077
Provident Bankshares Corp.	10,192	300,052
Provident Financial Services, Inc.	10,192	192,629
Province Healthcare Co.*	5,880	94,080
PS Business Parks, Inc.	3,528	145,565
PSS World Medical, Inc.*	8,624	104,092
Quanex Corp.	1,960	90,356
Quanta Services, Inc.*	9,408	68,678
Quantum Corp.*	18,424	57,483
Quest Software, Inc.*	5,096	72,363
Quiksilver, Inc.*	11,368	201,555
R & G Financial Corp.—Class B	3,920	156,016
RAIT Investment Trust	3,528	90,317
Ralcorp Holdings, Inc.*	7,840	245,863
RARE Hospitality International, Inc.*	4,704	114,966
Rayovac Corp.*	3,920	82,124
Reckson Associates Realty Corp.	6,272	152,410
Redwood Trust, Inc.	3,528	179,399
Regal-Beloit Corp.	2,744	60,368
Regeneron Pharmaceuticals, Inc.*	4,312	63,430
RehabCare Group, Inc.*	3,920	83,339
Reliance Steel & Aluminum Co.	3,136	104,147
REMEC, Inc.*	10,976	92,308
Remington Oil & Gas Corp.*	2,744	54,029
Republic Bancorp, Inc.	6,664	89,897
Resources Connection, Inc.*	2,352	64,233
Retek, Inc.*	13,720	127,322
Rewards Network, Inc.*	2,744	29,251
RF Micro Devices, Inc.*	22,344	224,557
RLI Corp.	2,352	88,106
Rock-Tenn Co.	3,136	54,127

See accompanying notes to the financial statements.

PROFUNDS VP ProFund VP Small-Cap	Schedule of Portfolio Investments December 31, 2003

Common Stocks, continued

	Shares	Value
Rogers Corp.*	1,960	$86,475
Rollins, Inc.	3,920	88,396
Roper Industries, Inc.	5,880	289,648
Roxio, Inc.*	31,752	152,092
Royal Gold, Inc.	1,960	41,023
RSA Security, Inc.*	5,880	83,496
Ruddick Corp.	3,920	70,168
Rudolph Technologies, Inc.*	7,448	182,774
Russell Corp.	3,136	55,068
Ryan’s Family Steak Houses, Inc.*	5,488	83,088
SafeNet, Inc.*	1,176	36,186
Saga Communications, Inc.*	4,312	79,901
Saxon Capital, Inc.*	3,528	73,912
ScanSource, Inc.*	1,176	53,649
School Specialty, Inc.*	1,960	66,660
Schulman (A.), Inc.	3,528	75,217
Scientific Games Corp.—Class A*	6,272	106,687
SCP Pool Corp.*	2,352	76,863
Seacoast Financial Services Corp.	3,136	85,958
SEACOR SMIT, Inc.*	3,528	148,283
Select Comfort Corp.*	2,352	58,236
Select Medical Corp.	5,488	89,345
Selective Insurance Group, Inc.	3,528	114,166
Semtech Corp.*	9,016	204,934
Senior Housing Properties Trust	5,880	101,312
Sensient Technologies Corp.	7,448	147,247
SERENA Software, Inc.*	2,744	50,352
Serologicals Corp.*	12,152	226,027
Sharper Image Corp.*	4,704	153,586
Shaw Group, Inc.*	18,424	250,934
Shuffle Master, Inc.*	7,840	271,421
Sierra Health Services, Inc.*	7,448	204,448
Sierra Pacific Resources*	15,288	112,214
Silicon Storage Technology, Inc.*	10,192	112,112
Silicon Valley Bancshares*	3,528	127,255
Simpson Manufacturing Co., Inc.*	1,960	99,686
Sinclair Broadcast Group—Class A*	6,664	99,427
Six Flags, Inc.*	12,152	91,383
SkyWest, Inc.	7,448	134,958
Skyworks Solutions, Inc.*	18,032	156,878
SL Green Realty Corp.	5,488	225,282
Smith (A.O.) Corp.	1,960	68,698
Sohu.com, Inc.*	3,528	105,875
Sola International, Inc.*	2,744	51,587
Solutia, Inc.*	13,720	4,939
Sonic Automotive, Inc.	5,488	125,785
Sonic Corp.*	5,096	156,040
SonoSite, Inc.*	6,664	142,876
Sonus Networks, Inc.*	25,872	195,592
Sotheby’s Holdings, Inc.—Class A*	5,488	74,966
Sourcecorp*	1,960	50,235
South Financial Group, Inc.	5,880	163,817
South Jersey Industries, Inc.	2,744	111,132
Southern Union Co.*	10,584	194,746
Southwest Bancorporation of Texas, Inc.	3,528	137,063
Southwest Gas Corp.	5,096	114,405
Southwestern Energy Co.*	6,664	159,270
Sovran Self Storage, Inc.	1,568	58,251
Spartech Corp.	2,744	67,612
Spherion Corp.*	10,976	107,455

Common Stocks, continued

	Shares	Value
Spinnaker Exploration Co.*	5,488	$177,098
St. Mary Land & Exploration Co.	3,528	100,548
Stage Stores, Inc.*	1,568	43,747
Standard Pacific Corp.	5,880	285,474
Staten Island Bancorp, Inc.	18,424	414,540
Steel Dynamics, Inc.*	4,704	110,497
Sterling Bancorp	9,408	268,128
Sterling Bancshares, Inc.	5,096	67,930
Sterling Financial Corp.*	1,568	53,673
Stewart & Stevenson Services, Inc.	5,488	77,106
Stewart Enterprises, Inc.—Class A*	12,544	71,250
Stewart Information Services Corp.	1,960	79,478
Stone Energy Corp.*	4,704	199,685
Strayer Education, Inc.	1,176	127,984
Stride Rite Corp.	6,272	71,375
Summit Properties, Inc.	3,528	84,743
Sun Communities, Inc.	1,568	60,682
Sunrise Assisted Living, Inc.*	4,704	182,233
Superior Energy Services, Inc.*	6,272	58,957
Superior Industries International, Inc.	4,312	187,658
SurModics, Inc.*	1,568	37,475
Susquehanna Bancshares, Inc.	5,096	127,451
Swift Energy Co.*	13,720	231,183
SWS Group, Inc.	3,528	62,798
Sybase, Inc.*	17,640	363,030
Sybron Dental Special, Inc.*	4,704	132,182
Sycamore Networks, Inc.*	21,560	112,974
Sylvan Learning Systems, Inc.*	4,312	124,142
Symyx Technologies, Inc.*	2,744	56,389
Take-Two Interactive Software, Inc.*	4,704	135,522
Tanger Factory Outlet Centers, Inc.	2,352	95,726
Tanox, Inc.*	3,136	46,570
Taubman Centers, Inc.	5,488	113,053
Techne Corp.*	7,448	281,386
Technitrol, Inc.*	7,056	146,341
Tecumseh Products Co.	1,960	94,923
Tekelec*	6,664	103,625
Teledyne Technologies, Inc.*	5,880	110,838
Telik, Inc.*	3,920	90,199
Terex Corp.*	5,488	156,298
Terrayon Communication Systems, Inc.*	8,624	38,808
Tesoro Petroleum Corp.*	7,448	108,517
Tetra Tech, Inc.*	6,272	155,921
TETRA Technologies, Inc.*	2,352	57,012
Texas Industries, Inc.	2,744	101,528
Texas Regional Bancshares, Inc.— Class A	2,744	101,528
The Medicines Co.*	5,488	161,676
The Men’s Wearhouse, Inc.*	4,312	107,843
The Phoenix Companies, Inc.	12,152	146,310
The Sports Authority, Inc.*	2,352	90,317
The Warnaco Group, Inc.*	18,032	287,610
Thomas & Betts Corp.	12,544	287,132
Thor Industries, Inc.	2,352	132,229
Thoratec Corp.*	6,272	81,599
THQ, Inc.*	4,704	79,545
Tibco Software, Inc.*	10,976	74,308
Titan Corp.*	14,112	307,784
Tom Brown, Inc.*	3,920	126,420
Too, Inc.*	18,424	310,997

See accompanying notes to the financial statements.

PROFUNDS VP ProFund VP Small-Cap	Schedule of Portfolio Investments December 31, 2003

Common Stocks, continued

	Shares	Value
Toro Co.	4,312	$200,077
Town & Country Trust	3,528	89,435
Tractor Supply Co.*	3,528	137,204
Transaction Systems Architects, Inc.*	4,312	97,581
Tredegar Corp.	3,920	60,878
Trimble Navigation, Ltd.*	3,920	145,981
Trimeris, Inc.*	3,528	74,017
Trinity Industries, Inc.	4,312	132,982
TriQuint Semiconductor, Inc.*	17,640	124,715
Triumph Group, Inc.*	3,136	114,150
Trust Co. of New Jersey	2,352	93,327
TrustCo Bank Corp. NY	16,464	216,502
Tuesday Morning Corp.*	1,568	47,432
Tularik, Inc.*	5,488	88,631
Tupperware Corp.	14,896	258,297
UCBH Holdings, Inc.	5,488	213,867
UICI*	4,704	62,469
UIL Holdings Corp.	10,192	459,659
Ultratech Stepper, Inc.*	2,352	69,078
UMB Financial Corp.	1,960	93,178
Umpqua Holdings Corp.	3,528	73,347
Unisource Energy Corp.	3,528	87,000
Unit Corp.*	4,704	110,779
United Auto Group, Inc.	1,960	61,348
United National Bancorp	2,352	84,037
United Natural Foods, Inc.*	2,352	84,460
United Online, Inc.*	5,096	85,562
United Rentals, Inc.*	9,800	188,748
United Stationers, Inc.*	3,920	160,407
United Surgical Partners International, Inc.*	1,960	65,621
United Therapeutics Corp.*	1,960	44,982
Universal Compression Holdings, Inc.*	3,528	92,292
Universal Corp.	3,136	138,517
Universal Forest Products, Inc.	1,960	63,073
Universal Health Realty Income Trust	9,408	283,181
Unizan Financial Corp.	2,744	55,566
Unova, Inc.*	5,880	134,946
Urban Outfitters, Inc.*	3,136	116,189
US Oncology, Inc.*	9,016	97,012
USEC, Inc.	10,584	88,906
USF Corp.	3,528	120,622
USG Corp.*	4,704	77,945
ValueClick, Inc.*	8,624	78,306
Varian Semiconductor Equipment Associates, Inc.*	6,272	274,023
Varian, Inc.*	5,096	212,656
VCA Antech, Inc.*	3,920	121,442
Veeco Instruments, Inc.*	2,744	77,381
Ventana Medical Systems, Inc.*	1,568	61,779
Ventas, Inc.	10,192	224,224
Vertex Pharmaceuticals, Inc.*	9,800	100,254
Viasys Healthcare, Inc.*	3,920	80,752
Vicuron Pharmaceuticals, Inc.*	5,880	109,662
Vignette Corp.*	27,440	62,289
Vintage Petroleum, Inc.	6,272	75,452
Visteon Corp.	16,856	175,471
VISX, Inc.*	9,016	208,721
Vitesse Semiconductor Corp.*	27,048	158,772
W Holding Co., Inc.	8,624	160,493

Common Stocks, continued

	Shares	Value
W-H Energy Services, Inc.*	2,744	$44,453
Wabash National Corp.*	3,136	91,885
Wabtec Corp.	3,920	66,797
Washington Group International, Inc.*	3,136	106,530
Washington REIT	6,272	183,142
Waste Connections, Inc.*	3,528	133,253
Watson Wyatt & Company Holdings*	4,312	104,135
Wausau-Mosinee Paper Corp.	4,704	63,598
Waypoint Financial Corp.	5,096	110,532
WD-40 Co.	1,960	69,306
WebEx Communications, Inc.*	3,136	63,034
webMethods, Inc.*	5,880	53,802
Websense, Inc.*	2,352	68,772
Weis Markets, Inc.	1,176	42,689
Wesbanco, Inc.	3,528	97,690
Westar Energy, Inc.	8,624	174,636
Westcorp	1,568	57,310
Western Wireless Corp.—Class A*	6,664	122,351
WFS Financial, Inc.*	1,568	66,577
White Electronic Designs Corp.*	31,752	279,417
Wilson Greatbatch Technologies, Inc.*	5,096	215,407
Wind River Systems, Inc.*	9,016	78,980
Winnebago Industries, Inc.	1,568	107,800
Wintrust Financial Corp.	1,960	88,396
Wireless Facilities, Inc.*	3,528	52,426
WMS Industries, Inc.*	5,488	143,786
Wolverine World Wide, Inc.	7,448	151,790
Woodward Governor Co.	784	44,555
Wright Medical Group, Inc.*	3,528	107,392
Yankee Candle Co., Inc.*	3,920	107,134
Yellow Roadway Corp.*	4,411	159,563
York International Corp.	6,272	230,809
Zale Corp.*	3,920	208,544
Zoran Corp.*	11,760	204,506

TOTAL COMMON STOCKS (Cost $93,771,207)		101,339,886

U.S. Government Agency Obligations (9.0%)

	Principal Amount
Federal Home Loan Bank, 0.50%, 01/02/04	$5,742,000	5,741,921
Federal National Mortgage Association, 0.50%, 01/02/04	5,742,000	5,741,920

TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS (Cost $11,483,841)		11,483,841

U.S. Treasury Obligations (4.5%)
U.S. Treasury Bills, 0.50%, 01/02/04	5,742,000	5,741,920

TOTAL U.S. TREASURY OBLIGATIONS (Cost $5,741,920)		5,741,920

See accompanying notes to the financial statements.

PROFUNDS VP ProFund VP Small-Cap	Schedule of Portfolio Investments December 31, 2003

Repurchase Agreements (9.0%)

	Principal Amount	Value
State Street Bank, 0.70%, 01/02/04, dated 12/31/03, with maturity value of $5,738,223 (Fully collateralized by a Federal Home Loan Mortgage Security)	$5,738,000	$5,738,000
UBS Bank, 0.70%, 01/02/04, dated 12/31/03, with maturity value of $5,742,223 (Fully collateralized by a Federal National Mortgage Association Security)	5,742,000	5,742,000

TOTAL REPURCHASE AGREEMENTS (Cost $11,480,000)		11,480,000

TOTAL INVESTMENT SECURITIES (Cost $122,476,968)—102.1%		130,045,647
Net other assets (liabilities)—(2.1)%		(2,710,841)

NET ASSETS—100.0%		$127,334,806

Futures Contracts Purchased

	Contracts	Unrealized Appreciation (Depreciation)
Russell 2000 Futures Contract expiring March 2004 (Underlying face amount at value $17,514,000)	63	$352,516
E-Mini Russell 2000 Futures Contract expiring March 2004 (Underlying face amount at value $7,617,200)	137	148,742
Swap Agreements

	Units	Unrealized Appreciation (Depreciation)
Equity Index Swap Agreement based on the Russell 2000 Index expiring 03/26/04 (Underlying notional amount at value $214,114)	198	$870
Equity Index Swap Agreement based on the Russell 2000 Index expiring 03/26/04 (Underlying notional amount at value $111,323)	384	450

ProFund VP Small-Cap invested, as a percentage of net assets, in the following industries, as of December 31, 2003:

Advertising	0.4%
Aerospace/Defense	1.0%
Agriculture	0.2%
Airlines	0.8%
Apparel	1.0%
Auto Manufactures	0.2%
Auto Parts & Equipment	0.9%
Banks	4.5%
Biotechnology	1.4%
Building Materials	0.7%
Chemicals	2.3%
Coal	0.5%
Commercial Services	2.6%
Computers	2.0%

Distribution/Wholesale	0.6%
Diversified Financial Services	1.0%
Electric	1.8%
Electrical Components & Equipment	0.6%
Electronics	3.3%
Engineering & Construction	0.5%
Entertainment	0.9%
Environmental Control	0.3%
Food	1.2%
Forest & Paper Products	0.4%
Gas	0.9%
Hand/Machine Tools	0.4%
Health Care—Products	2.9%
Healthcare—Services	1.8%
Home Builders	0.8%
Household Products/Wares	1.1%
Housewares	0.2%
Insurance	1.8%
Internet	2.2%
Iron/Steel	0.5%
Leisure Time	0.4%
Lodging	0.4%
Machinery—Construction & Mining	0.3%
Machinery—Diversified	1.3%
Media	0.9%
Metal Fabricate/Hardware	0.8%
Mining	0.3%
Miscellaneous Manufacturing	1.4%
Office/Business Equipment	0.1%
Oil & Gas	2.2%
Oil & Gas Services	0.7%
Packaging & Containers	0.2%
Pharmaceuticals	3.4%
Pipelines	0.1%
Real Estate	0.2%
Real Estate Investment Trust	6.3%
Retail	5.5%
Savings & Loans	2.2%
Semiconductors	3.6%
Software	3.2%
Telecommunication	2.9%
Textiles	0.1%
Transportation	1.2%
Trucking & Leasing	0.1%
Water	0.1%
Other**	20.4%

*	Non-income producing security
**	Including debt securities, repurchase agreements, options purchased, and net other assets (liabilities).

See accompanying notes to the financial statements.

PROFUNDS VP

ProFund VP Small-Cap

Statement of Assets and Liabilities

December 31, 2003
Assets:
Investment securities, at value (cost $110,996,968)	$118,565,647
Repurchase agreements, at cost	11,480,000

Total Investments	130,045,647
Cash	347,137
Segregated cash balances with brokers for futures contracts	1,509,187
Dividends and interest receivable	99,240
Unrealized appreciation on swap contracts	1,320
Prepaid expenses	329

Total Assets	132,002,860

Liabilities:
Payable for capital shares redeemed	3,999,757
Variation margin on futures contracts	404,592
Advisory fees payable	73,057
Management services fees payable	14,611
Administration fees payable	4,405
Administrative services fees payable	66,034
Distribution fees payable	65,963
Other accrued expenses	39,635

Total Liabilities	4,668,054

Net Assets	$127,334,806

Net Assets consist of:
Capital	$116,498,374
Accumulated net investment income (loss)	2
Accumulated net realized gains (losses) on investments	2,765,173
Net unrealized appreciation (depreciation) on investments	8,071,257

Net Assets	$127,334,806

Shares of Beneficial Interest Outstanding	4,027,066

Net Asset Value (offering and redemption price per share)	$31.62

Statement of Operations

For the year ended December 31, 2003
Investment Income:
Dividends	$430,425
Interest	303,202

Total Investment Income	733,627

Expenses:
Advisory fees	454,879
Management services fees	90,976
Administration fees	28,543
Transfer agency and administrative service fees	187,307
Distribution fees	151,626
Custody fees	51,667
Fund accounting fees	49,065
Other fees	35,942

Total Gross Expenses before reductions	1,050,005
Less Expenses reduced by the Advisor	(1,034)

Total Net Expenses	1,048,971

Net Investment Income (Loss)	(315,344)

Realized and Unrealized Gains (Losses) on Investments:
Net realized gains (losses) on investment securities	4,781,252
Net realized gains (losses) on futures contracts	6,299,655
Net realized gains (losses) on swap agreements	514,830
Change in net unrealized appreciation/depreciation on investments	8,241,792

Net Realized and Unrealized Gains (Losses) on Investments	19,837,529

Change in Net Assets Resulting from Operations	$19,522,185

See accompanying notes to the financial statements.

PROFUNDS VP

ProFund VP Small-Cap

Statements of Changes in Net Assets

	For the year ended December 31, 2003	For the year ended December 31, 2002
From Investment Activities:
Operations:
Net investment income (loss)	$(315,344)	$(199,211)
Net realized gains (losses) on investments	11,595,737	(6,618,131)
Change in net unrealized appreciation/depreciation on investments	8,241,792	(1,045,114)

Change in net assets resulting from operations	19,522,185	(7,862,456)

Capital Transactions:
Proceeds from shares issued	317,214,802	321,293,250
Cost of shares redeemed	(248,014,063)	(294,783,892)

Change in net assets resulting from capital transactions	69,200,739	26,509,358

Change in net assets	88,722,924	18,646,902
Net Assets:
Beginning of period	38,611,882	19,964,980

End of period	$127,334,806	$38,611,882

Accumulated net investment income (loss)	$2	$14,382

Share Transactions:
Issued	11,747,664	12,979,957
Redeemed	(9,464,090)	(11,935,533)

Change in shares	2,283,574	1,044,424

See accompanying notes to the financial statements.

PROFUNDS VP

ProFund VP Small-Cap

Financial Highlights

Selected data for a share of beneficial interest outstanding throughout the periods indicated.

	For the year ended December 31, 2003		For the year ended December 31, 2002		For the period May 1, 2001(a) through December 31, 2001
Net Asset Value, Beginning of Period	$22.15		$28.56		$30.00

Investment Activities:
Net investment income (loss)	(0.14	)(b)	(0.16	)(b)	(0.10	)(b)
Net realized and unrealized gains (losses) on investments	9.61		(6.25)		(1.34)

Total income (loss) from investment activities	9.47		(6.41)		(1.44)

Net Asset Value, End of Period	$31.62		$22.15		$28.56

Total Return	42.75%		(22.44)%		(4.80	)%(c)
Ratios to Average Net Assets:
Gross expenses(d)	1.73%		1.97%		2.65%
Net expenses(d)	1.73%		1.97%		2.25%
Net investment income (loss)(d)	(0.52)%		(0.62)%		(0.53)%
Supplemental Data:
Net assets, end of period (000’s)	$127,335		$38,612		$19,965
Portfolio turnover rate(e)	189%		527%		2,627	%(c)

(a)	Commencement of operations
(b)	Per share net investment income (loss) has been calculated using the daily average shares method.
(c)	Not annualized for periods less than one year.
(d)	Annualized for periods less than one year.
(e)	Portfolio turnover rate is calculated without regard to instruments (including options, swap agreements and futures contracts) having a maturity of less than one year.

See accompanying notes to the financial statements.

ProFund VP OTC

The ProFund VP OTC seeks daily investment results, before fees and expenses, that correspond to the daily performance of the NASDAQ-100® Index. For the year ended December 31, 2003, the Fund had a total return of 46.75%1, compared to a return of 49.12%2 for the Index. For the year, the Fund achieved an average daily statistical correlation of over 0.99 to the daily performance of the Index.3

The Fund applies a mathematical approach to investing. In doing so it takes positions in securities and/or financial instruments that, in combination, should have similar daily return characteristics as the Index. The NASDAQ-100 Index represents the largest non-financial domestic and international issues listed on The NASDAQ Stock Market. To be eligible for inclusion companies cannot be in bankruptcy proceedings and must meet certain additional criteria including minimum trading volume and “seasoning,” requirements. The Index is calculated under a modified capitalization-weighted methodology.

The NASDAQ-100 Index stayed true to form in 2003 with a 44% technology weighting. This heavy weighting in technology, as well as in mid-cap issues, caused the index to beat the broader market indices such as the S&P 500. This index is typically much more sensitive to changes in the economy than are the broader indices, such that it tends to outperform when the broader market does well, and underperform when the broader market does poorly. This year was no exception. Of the ten highest weighted constituents of the Index at the beginning of the year, the top performer in terms of stock price return was Intel Corp (+105.85%) while the worst was Microsoft Corp. (+5.88%).

Value of a $10,000 Investment*

* The line graph represents historical performance of a hypothetical investment of $10,000 in the ProFund VP OTC from January 22, 2001 to December 31, 2003 assuming the reinvestment of distributions.

Average Annual Total Return as of 12/31/031

	1 Year	Since Inception (1/22/01)

ProFund VP OTC	46.75%	(19.61)%

NASDAQ–100 Index	49.12%	(18.13)%

1 Past performance does not guarantee future results. Total return calculations assume the reinvestment of distributions and do not reflect the effect of taxes. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and net asset value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. During the period, certain fees were reduced. If such fee reductions had not occurred, the quoted performance would be lower. Performance numbers are net of all Fund expenses but do not include any insurance, sales, or administrative charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower.

2 The NASDAQ-100 Index is a price return index and does not reflect the reinvestment of dividends, the impact of transaction costs, nor the deduction of expenses associated with a mutual fund such as investment management and accounting fees. It is not possible to invest directly in an index. The Fund’s performance does reflect the reinvestment of dividends, the impact of transaction costs and the deduction of fees and expenses.

3 1.00 equals perfect correlation.

The above information is not covered by the Report of Independent Auditors.

PROFUNDS VP ProFund VP OTC	Schedule of Portfolio Investments December 31, 2003

Common Stocks (91.9%)

	Shares	Value
Adobe Systems, Inc.	27,468	$1,079,492
Altera Corp.*	64,964	1,474,683
Amazon.com, Inc.*	31,828	1,675,426
American Power Conversion Corp.	23,980	586,311
Amgen, Inc.*	72,376	4,472,837
Apollo Group, Inc.—Class A*	21,364	1,452,752
Apple Computer, Inc.*	61,040	1,304,425
Applied Materials, Inc.*	102,460	2,300,227
ATI Technologies, Inc.*	28,776	435,093
BEA Systems, Inc.*	44,908	552,368
Bed Bath & Beyond, Inc.*	47,960	2,079,066
Biogen Idec, Inc.*	45,344	1,667,752
Biomet, Inc.	41,420	1,508,101
Broadcom Corp.—Class A*	24,852	847,205
C.H. Robinson Worldwide, Inc.	10,028	380,161
Career Education Corp.*	12,208	489,175
CDW Corp.	10,464	604,400
Cephalon, Inc.*	6,104	295,495
Check Point Software Technologies, Ltd.*	29,212	491,346
Chiron Corp.*	31,392	1,789,030
Cintas Corp.	24,852	1,245,831
Cisco Systems, Inc.*	296,480	7,201,498
Citrix Systems, Inc.*	23,544	499,368
Comcast Corp.—Special Class A*	114,232	3,754,806
Compuware Corp.*	28,340	171,174
Comverse Technology, Inc.*	23,544	414,139
Costco Wholesale Corp.*	29,212	1,086,102
Dell, Inc.*	112,488	3,820,093
DENTSPLY International, Inc.	9,156	413,577
Dollar Tree Stores, Inc.*	13,080	393,185
eBay, Inc.*	57,552	3,717,285
EchoStar Communications Corp.—Class A*	30,520	1,037,680
Electronic Arts, Inc.*	35,752	1,708,231
Expeditors International of Washington, Inc.	12,208	459,754
Express Scripts, Inc.—Class A*	8,284	550,306
Fastenal Co.	8,720	435,477
First Health Group Corp.*	11,772	229,083
Fiserv, Inc.*	29,212	1,154,166
Flextronics International, Ltd.*	68,452	1,015,827
Garmin, Ltd.	11,772	641,339
Gentex Corp.	9,592	423,583
Genzyme Corp.—General Division*	33,572	1,656,442
Gilead Sciences, Inc.*	23,980	1,394,196
Henry Schein, Inc.*	4,796	324,114
Intel Corp.	272,064	8,760,460
InterActiveCorp*	91,124	3,091,837
Intersil Corp.—Class A	16,568	411,715
Intuit, Inc.*	30,956	1,637,882
Invitrogen Corp.*	5,668	396,760
JDS Uniphase Corp.*	191,404	698,625
Juniper Networks, Inc.*	30,520	570,114

Common Stocks, continued

	Shares	Value
KLA-Tencor Corp.*	27,904	$1,637,128
Lam Research Corp.*	16,132	521,064
Lamar Advertising Co.*	10,028	374,245
Level 3 Communications, Inc.*	79,788	454,792
Lincare Holdings, Inc.*	11,336	340,420
Linear Technology Corp.	50,576	2,127,732
Marvell Technology Group, Ltd.*	14,388	545,737
Maxim Integrated Products, Inc.	54,936	2,735,812
MedImmune, Inc.*	32,264	819,506
Mercury Interactive Corp.*	11,336	551,383
Microchip Technology, Inc.	20,492	683,613
Microsoft Corp.	443,848	12,223,574
Millennium Pharmaceuticals, Inc.*	39,240	732,611
Molex, Inc.	11,772	410,725
Network Appliance, Inc.*	43,164	886,157
Nextel Communications, Inc.—Class A*	162,628	4,563,342
Novellus Systems, Inc.*	18,748	788,353
NVIDIA Corp.*	20,928	486,576
Oracle Corp.*	259,856	3,430,099
PACCAR, Inc.	15,696	1,336,044
PanAmSat Corp.*	24,416	526,409
Patterson Dental Co.*	7,848	503,528
Patterson-UTI Energy, Inc.*	10,028	330,122
Paychex, Inc.	43,164	1,605,700
PeopleSoft, Inc.*	61,912	1,411,594
Petsmart, Inc.	17,004	404,695
Pixar Animation Studios*	6,540	453,157
QLogic Corp.*	11,772	607,435
Qualcomm, Inc.	115,104	6,207,559
Research In Motion, Ltd.*	9,592	641,033
Ross Stores, Inc.	18,312	483,986
Ryanair Holdings PLC ADR*	7,412	375,344
Sandisk Corp.*	8,720	533,141
Sanmina-SCI Corp.*	65,400	824,694
Siebel Systems, Inc.*	69,760	967,571
Sigma-Aldrich Corp.	8,284	473,679
Smurfit-Stone Container Corp.*	29,212	542,467
Staples, Inc.*	39,676	1,083,155
Starbucks Corp.*	65,400	2,162,124
Sun Microsystems, Inc.*	167,424	751,734
Symantec Corp.*	38,368	1,329,451
Synopsys, Inc.*	17,440	588,774
Tellabs, Inc.*	28,340	238,906
Teva Pharmaceutical Industries, Ltd.ADR	23,108	1,310,455
VeriSign, Inc.*	27,468	447,728
Veritas Software Corp.*	52,320	1,944,211
Whole Foods Market, Inc.*	6,976	468,299
Xilinx, Inc.*	54,500	2,111,330
Yahoo!, Inc.*	37,932	1,713,388

TOTAL COMMON STOCKS (Cost $100,181,305)		141,490,576

See accompanying notes to the financial statements.

PROFUNDS VP ProFund VP OTC	Schedule of Portfolio Investments December 31, 2003

U.S. Government Agency Obligations (7.7%)

	Principal Amount	Value
Federal National Mortgage Association, 0.50%, 01/02/04	$11,826,000	$11,825,836

TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS (Cost $11,825,836)		11,825,836

TOTAL INVESTMENT SECURITIES (Cost $112,007,141)—99.6%		153,316,412
Net other assets (liabilities)—0.4%		686,731

NET ASSETS—100.0%		$154,003,143

Futures Contracts Purchased

	Contracts	Unrealized Appreciation (Depreciation)
NASDAQ Futures Contract expiring March 2004 (Underlying face amount at value $12,590,400)	86	$331,703

ProFund VP OTC invested, as a percentage of net assets, in the following industries, as of December 31, 2003:

Advertising	0.2%
Airlines	0.2%
Auto Manufacturers	0.9%
Biotechnology	7.0%
Chemicals	0.3%
Commercial Services	2.5%
Computers	6.8%
Distribution/Wholesale	0.7%
Electrical Components & Equipment	0.6%
Electronics	1.9%
Food	0.3%
Healthcare—Products	1.8%
Healthcare—Services	0.2%
Internet	8.1%
Media	2.4%
Oil & Gas	0.2%
Packaging & Containers	0.4%
Pharmaceuticals	2.8%
Retail	5.0%
Semiconductors	17.3%
Software	16.8%
Telecommunications	14.2%
Textiles	0.8%
Transportation	0.5%
Other**	8.1%

*	Non-income producing security
**	Including debt securities, repurchase agreements, options purchased, and net other assets (liabilities).
ADR	American Depositary Receipt

See accompanying notes to the financial statements.

PROFUNDS VP

ProFund VP OTC

Statement of Assets and Liabilities

December 31, 2003
Assets:
Investment securities, at value (cost $112,007,141)	$153,316,412
Segregated cash balances with brokers for futures contracts	1,582,399
Dividends and interest receivable	20,051
Receivable for capital shares issued	703
Prepaid expenses	1,017

Total Assets	154,920,582

Liabilities:
Cash overdraft	439,709
Payable for capital shares redeemed	173,946
Variation margin on futures contracts	56,080
Advisory fees payable	88,086
Management services fees payable	17,617
Administration fees payable	5,312
Administrative services fees payable	58,729
Distribution fees payable	29,367
Other accrued expenses	48,593

Total Liabilities	917,439

Net Assets	$154,003,143

Net Assets consist of:
Capital	$157,840,535
Accumulated net realized gains (losses) on investments	(45,478,366)
Net unrealized appreciation (depreciation) on investments	41,640,974

Net Assets	$154,003,143

Shares of Beneficial Interest Outstanding	9,755,970

Net Asset Value (offering and redemption price per share)	$15.79

Statement of Operations

For the year ended December 31, 2003
Investment Income:
Dividends	$250,608
Interest	52,536

Total Investment Income	303,144

Expenses:
Advisory fees	826,562
Management services fees	165,313
Administration fees	52,355
Transfer agency and administrative service fees	629,651
Distribution fees	275,521
Custody fees	58,896
Fund accounting fees	86,086
Other fees	60,997

Total Gross Expenses before reductions	2,155,381
Less Expenses reduced by the Advisor	(2,346)

Total Net Expenses	2,153,035

Net Investment Income (Loss)	(1,849,891)

Realized and Unrealized Gains (Losses) on Investments:
Net realized gains (losses) on investment securities	(141,279)
Net realized gains (losses) on futures contracts	1,780,552
Change in net unrealized appreciation/depreciation on investments	38,631,467

Net Realized and Unrealized Gains (Losses) on Investments	40,270,740

Change in Net Assets Resulting from Operations	$38,420,849

See accompanying notes to the financial statements.

PROFUNDS VP

ProFund VP OTC

Statements of Changes in Net Assets

	For the year ended December 31, 2003	For the year ended December 31, 2002
From Investment Activities:
Operations:
Net investment income (loss)	$(1,849,891)	$(921,224)
Net realized gains (losses) on investments	1,639,273	(25,073,703)
Change in net unrealized appreciation/depreciation on investments	38,631,467	(8,672,791)

Change in net assets resulting from operations	38,420,849	(34,667,718)

Capital Transactions:
Proceeds from shares issued	786,092,747	505,590,731
Cost of shares redeemed	(746,760,017)	(465,447,929)

Change in net assets resulting from capital transactions	39,332,730	40,142,802

Change in net assets	77,753,579	5,475,084
Net Assets:
Beginning of period	76,249,564	70,774,480

End of period	$154,003,143	$76,249,564

Share Transactions:
Issued	60,341,194	40,149,626
Redeemed	(57,668,702)	(37,104,141)

Change in shares	2,672,492	3,045,485

See accompanying notes to the financial statements.

PROFUNDS VP

ProFund VP OTC

Financial Highlights

Selected data for a share of beneficial interest outstanding throughout the periods indicated.

	For the year ended December 31, 2003		For the year ended December 31, 2002		For the period January 22, 2001(a) through December 31, 2001
Net Asset Value, Beginning of Period	$10.76		$17.53		$30.00

Investment Activities:
Net investment income (loss)	(0.22	)(b)	(0.23	)(b)	(0.27	)(b)
Net realized and unrealized gains (losses) on investments	5.25		(6.54)		(12.20)

Total income (loss) from investment activities	5.03		(6.77)		(12.47)

Net Asset Value, End of Period	$15.79		$10.76		$17.53

Total Return	46.75%		(38.62)%		(41.57	)%(c)
Ratios to Average Net Assets:
Gross expenses(d)	1.95%		2.03%		1.91%
Net expenses(d)	1.95%		1.98%		1.91%
Net investment income (loss)(d)	(1.68)%		(1.75)%		(1.61)%
Supplemental Data:
Net assets, end of period (000’s)	$154,003		$76,250		$70,774
Portfolio turnover rate(e)	510%		534%		918	%(c)

(a)	Commencement of operations
(b)	Per share net investment income (loss) has been calculated using the daily average shares method.
(c)	Not annualized for periods less than one year.
(d)	Annualized for periods less than one year.
(e)	Portfolio turnover rate is calculated without regard to instruments (including options, swap agreements and futures contracts) having a maturity of less than one year.

See accompanying notes to the financial statements.

ProFund VP Mid-Cap Value

The ProFund VP Mid-Cap Value seeks daily investment results, before fees and expenses, that correspond to the daily performance of the S&P MidCap 400/Barra Value Index. For the year ended December 31, 2003, the Fund had a total return of 35.74%1, compared to a return of 37.77%2 for the Index. For the year, the Fund achieved an average daily statistical correlation of over 0.99 to the daily performance of the Index.3

The Fund applies a mathematical approach to investing. In doing so it takes positions in securities and/or financial instruments that, in combination, should have similar daily return characteristics as the Index. The S&P MidCap 400/Barra Value Index is a market capitalization weighted index comprised of the stocks in the S&P MidCap 400 Index that have comparatively low price-to-book ratios as determined before each semiannual rebalance date.

In 2003, the S&P MidCap 400/Barra Value Index (and thus the Fund) benefited from both its value bias and its mid-cap focus. Value stocks outperformed growth stocks across the capitalization spectrum albeit by a much smaller margin than in 2000-2002 bear market. Mid-cap stocks outperformed large-cap stocks as they were more able to take advantage of decreasing credit spreads and the resulting reduction in their cost of debt. Of the ten highest weighted constituents of the Index at the beginning of the year, the top performer in terms of stock price return was Sovereign Bancorp, Inc. (+69.04%) while the worst was Ensco International (-7.74%).

Value of a $10,000 Investment*

* The line graph represents historical performance of a hypothetical investment of $10,000 in the ProFund VP Mid-Cap Value from May 1, 2002 to December 31, 2003 assuming the reinvestment of distributions.

Average Annual Total Return as of 12/31/031

	1-Year	Since Inception (5/1/02)

ProFund VP Mid-Cap Value	35.74%	3.08%

S&P MidCap 400/BARRA Value Index	37.77%	5.41%

1 Past performance does not guarantee future results. Total return calculations assume the reinvestment of distributions and do not reflect the effect of taxes. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and net asset value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. During the period, certain fees were reduced. If such fee reductions had not occurred, the quoted performance would be lower. Performance numbers are net of all Fund expenses but do not include any insurance, sales, or administrative charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower.

2 The S&P MidCap 400/BARRA Value Index is a price return index and does not reflect the reinvestment of dividends, the impact of transaction costs, nor the deduction of expenses associated with a mutual fund such as investment management and accounting fees. It is not possible to invest directly in an index. The Fund’s performance does reflect the reinvestment of dividends, the impact of transaction costs and the deduction of fees and expenses.

3 1.00 equals perfect correlation.

The above information is not covered by the Report of Independent Auditors.

PROFUNDS VP ProFund VP Mid-Cap Value	Schedule of Portfolio Investments December 31, 2003

Common Stocks (99.8%)

	Shares	Value
3Com Corp.*	37,996	$310,427
Activision, Inc.*	9,086	165,366
Advanced Fibre Communications, Inc.*	8,673	174,761
Advent Software, Inc.*	3,304	57,589
AGCO Corp.*	7,847	158,039
AGL Resources, Inc.	6,608	192,293
Airgas, Inc.	7,434	159,682
Alaska Air Group, Inc.*	2,891	78,895
Albemarle Corp.	4,130	123,776
Alexander & Baldwin, Inc.	4,130	139,140
ALLETE, Inc.	9,086	278,032
Alliant Energy Corp.	11,151	277,660
Allmerica Financial Corp.*	5,369	165,204
AMB Property Corp.	8,260	271,589
American Eagle Outfitters, Inc.*	7,434	121,918
American Financial Group, Inc.	7,434	196,704
AmeriCredit Corp.*	16,107	256,585
Amerus Group Co.	4,130	144,426
Aquilla, Inc.*	19,824	67,203
Arch Coal, Inc.	5,369	167,352
Arrow Electronics, Inc.*	10,325	238,921
ArvinMeritor, Inc.	7,021	169,347
Ascential Software Corp.*	6,195	160,636
Associated Banc Corp.	7,434	317,060
Astoria Financial Corp.	8,260	307,272
Avnet, Inc.*	12,390	268,367
Bandag, Inc.	2,065	85,078
Banknorth Group, Inc.	16,520	537,396
Banta Corp.	2,478	100,359
Barnes & Noble, Inc.*	7,021	230,639
Belo (A.H.) Corp.—Class A	11,564	327,724
BJ’s Wholesale Club, Inc.*	7,021	161,202
Black Hills Corp.	3,304	98,558
Blyth, Inc.	4,543	146,375
Bob Evans Farms, Inc.	3,717	120,654
Borders Group, Inc.*	7,847	172,006
BorgWarner, Inc.	2,891	245,937
Bowater, Inc.	5,782	267,764
Boyd Gaming Corp.	6,608	106,653
Brink’s Co.	5,369	121,393
Cabot Corp.	6,195	197,249
Callaway Golf Co.	7,847	132,222
Carpenter Technology Corp.	2,478	73,274
CBRL Group, Inc.	4,956	189,617
Ceridian Corp.*	15,281	319,984
CheckFree Holdings Corp.*	8,260	228,389
CNF, Inc.	4,956	168,008
Colonial BancGroup, Inc.	12,803	221,748
Commscope, Inc.*	6,195	101,164
Community Health Systems*	9,912	263,461
Constellation Brands, Inc.*	10,738	353,603
Cooper Cameron Corp.*	5,369	250,195
Copart, Inc.*	9,086	149,919
Credence Systems Corp.*	6,608	86,961
Cree Research, Inc.*	7,434	131,507
Crompton Corp.	11,564	82,914
CSG Systems International, Inc.*	5,369	67,059
Cytec Industries, Inc.*	4,130	158,551
D.R. Horton, Inc.	16,107	696,789
Dean Foods Co.*	16,107	529,437

Common Stocks, continued

	Shares	Value
Duquesne Light Holdings, Inc.	7,847	$143,914
E*TRADE Group, Inc.*	37,583	475,425
Edwards (A.G.), Inc.	7,847	284,297
EGL, Inc.*	4,956	87,027
Emmis Communications Corp.*	5,782	156,403
Energy East Corp.	14,868	333,043
Ensco International, Inc.	15,281	415,185
Entercom Communications Corp.*	5,369	284,342
Everest Re Group, Ltd.	5,782	489,157
Extended Stay America, Inc.	9,912	143,526
Federal Signal Corp.	4,956	86,829
Ferro Corp.	4,130	112,377
Fidelity National Financial, Inc.	15,281	592,597
First American Financial Corp.	7,847	233,605
FirstMerit Corp.	8,673	233,911
Flowserve Corp.*	5,782	120,728
FMC Corp.*	3,717	126,861
Forest Oil Corp.*	5,369	153,392
Furniture Brands International, Inc.	5,782	169,586
GATX Corp.	4,956	138,669
Glatfelter (P.H.) Co.	4,543	56,560
Granite Construction, Inc.	4,130	97,014
Grant Prideco, Inc.*	12,390	161,318
Great Plains Energy, Inc.	7,021	223,408
Greater Bay Bancorp	5,369	152,909
GreenPoint Financial Corp.	13,629	481,376
Hanover Compressor Co.*	7,434	82,889
Harris Corp.	7,021	266,447
Harsco Corp.	4,130	180,977
Hawaiian Electric Industries, Inc.	3,717	176,074
HCC Insurance Holdings, Inc.	6,608	210,134
Helmerich & Payne, Inc.	4,956	138,421
Hibernia Corp.	15,694	368,966
Highwoods Properties, Inc.	5,369	136,373
Horace Mann Educators Corp.	4,543	63,466
Hospitality Properties Trust	6,608	272,778
IDACORP, Inc.	3,717	111,213
Imation Corp.	3,717	130,653
IMC Global, Inc.	11,977	118,932
Independence Community Bank Corp.	5,369	193,123
IndyMac Bancorp, Inc.	5,782	172,246
Internet Security Systems, Inc.*	4,956	93,321
Intersil Corp.—Class A	14,042	348,944
Interstate Bakeries Corp.	4,543	64,647
Investment Technology Group, Inc.*	4,956	80,039
JM Smucker Co.	4,956	224,457
Keane, Inc.*	6,608	96,741
Kelly Services, Inc.—Class A	3,717	106,083
KEMET Corp.*	8,673	118,733
Kennametal, Inc.	3,717	147,751
Korn/Ferry International*	3,717	49,585
L-3 Communications Holdings, Inc.*	9,912	509,080
LaBranche & Co., Inc.	6,195	72,296
Lattice Semiconductor Corp.*	11,564	111,940
Lear Corp.	7,021	430,598
Lee Enterprises, Inc.	4,543	198,302
Leucadia National Corp.	7,021	323,668
Liberty Property Trust	8,260	321,314
Longs Drug Stores Corp.	3,717	91,959
Longview Fibre Co.	5,369	66,307

See accompanying notes to the financial statements.

PROFUNDS VP ProFund VP Mid-Cap Value	Schedule of Portfolio Investments December 31, 2003

Common Stocks, continued

	Shares	Value
Lubrizol Corp.	5,369	$174,600
Lyondell Chemical Co.	18,172	308,016
M&T Bank Corp.	12,390	1,217,936
Mack-Cali Realty Corp.	5,782	240,647
Martin Marietta Materials	4,956	232,783
MDU Resources Group, Inc.	11,564	275,339
Media General, Inc.—Class A	2,478	161,318
Mercantile Bankshares Corp.	8,260	376,491
Millennium Pharmaceuticals, Inc.*	30,975	578,303
Minerals Technologies, Inc.	2,065	122,351
Modine Manufacturing Co.	3,304	89,142
Mohawk Industries, Inc.*	6,608	466,128
MONY Group, Inc.*	4,956	155,073
MPS Group, Inc.*	10,738	100,400
National Commerce Financial Corp.	21,063	574,599
National Fuel Gas Co.	8,260	201,874
National-Oilwell, Inc.*	8,673	193,928
Neiman Marcus Group, Inc.—Class A*	4,956	265,988
New Plan Excel Realty Trust, Inc.	9,912	244,529
Newport Corp.*	4,130	68,269
Noble Energy, Inc.	5,782	256,894
Northeast Utilities System	13,629	274,897
NSTAR	5,369	260,397
OGE Energy Corp.	9,086	219,790
Ohio Casualty Corp.*	6,195	107,545
Old Republic International Corp.	18,585	471,316
Omnicare, Inc.	10,325	417,027
ONEOK, Inc.	9,499	209,738
Overseas Shipholding Group, Inc.	3,717	126,564
PacifiCare Health Systems, Inc.*	4,130	279,188
Packaging Corp. of America	10,738	234,733
Park Place Entertainment Corp.*	30,975	335,459
Payless ShoeSource, Inc.*	7,021	94,081
Peabody Energy Corp.	5,369	223,941
Pentair, Inc.	4,956	226,489
Pepco Holdings, Inc.	17,346	338,941
PepsiAmericas, Inc.	14,868	254,540
Perrigo Co.	7,021	110,370
Pioneer Natural Resources Co.*	11,977	382,426
Plexus Corp.*	4,543	78,003
PMI Group, Inc.	9,912	369,024
PNM Resources, Inc.	4,130	116,053
Pogo Producing Co.	6,608	319,166
Polycom, Inc.*	10,325	201,544
Potlatch Corp.	2,891	100,520
Powerwave Technologies, Inc.*	6,608	50,551
Precision Castparts Corp.	6,195	281,315
Price Communications Corp.*	5,369	73,716
Pride International, Inc.*	14,042	261,743
Protective Life Corp.	7,021	237,591
Protein Design Labs, Inc.*	9,499	170,032
Provident Financial Group, Inc.	4,956	158,344
Puget Energy, Inc.	9,499	225,791
Quanta Services, Inc.*	11,977	87,432
Quantum Corp.*	18,172	56,697
Questar Corp.	8,673	304,857

Common Stocks, continued

	Shares	Value
Radian Group, Inc.	9,499	$463,076
Raymond James Financial Corp.	4,956	186,841
Rayonier, Inc.	4,956	205,724
Republic Services, Inc.	16,107	412,822
RPM, Inc.	11,977	197,141
Ruddick Corp.	4,543	81,320
Saks, Inc.*	14,042	211,192
SCANA Corp.	11,151	381,922
Scholastic Corp.*	4,130	140,585
Sensient Technologies Corp.	4,956	97,980
Sequa Corp.—Class A*	1,239	60,711
Sierra Pacific Resources*	11,977	87,911
Six Flags, Inc.*	9,499	71,432
Smithfield Foods, Inc.*	11,151	230,826
Sonoco Products Co.	9,912	244,033
Sovereign Bancorp, Inc.	29,736	706,231
SPX Corp.*	7,847	461,482
StanCorp Financial Group, Inc.	2,891	181,786
Storage Technology Corp.*	11,151	287,138
Superior Industries International, Inc.	2,891	125,816
Swift Transportation Co., Inc.*	8,673	182,307
Sylvan Learning Systems, Inc.*	4,543	130,793
Tech Data Corp.*	5,782	229,488
Tecumseh Products Co.	2,065	100,008
Teleflex, Inc.	4,130	199,603
Telephone & Data Systems, Inc.	5,782	361,665
The Scotts Co.—Class A*	3,304	195,465
Tidewater, Inc.	6,195	185,107
Toll Brothers, Inc.*	7,434	295,576
Triad Hospitals, Inc.*	7,847	261,070
Trinity Industries, Inc.	4,543	140,106
TriQuint Semiconductor, Inc.*	13,629	96,357
Tyson Foods, Inc.—Class A	35,931	475,726
Unifi, Inc.*	5,369	34,630
United Rentals, Inc.*	7,847	151,133
Unitrin, Inc.	7,021	290,740
Universal Corp.	2,478	109,453
Valero Energy Corp.	12,390	574,153
Varco International, Inc.*	9,912	204,485
Vectren Corp.	7,847	193,429
Viad Corp.	9,086	227,151
Vishay Intertechnology, Inc.*	16,520	378,308
W.R. Berkley Corp.	8,673	303,121
Washington Federal, Inc.	7,021	199,396
Wausau-Mosinee Paper Corp.	5,369	72,589
Weatherford International, Ltd.*	13,216	475,776
Webster Financial Corp.	4,543	208,342
Werner Enterprises, Inc.	8,260	160,987
Westar Energy, Inc.	7,434	150,539
WGL Holdings, Inc.	4,956	137,727
Wind River Systems, Inc.*	8,673	75,975
Wisconsin Energy Corp.	11,977	400,630
WPS Resources Corp.	3,717	171,837
York International Corp.	4,130	151,984

TOTAL COMMON STOCKS (Cost $44,042,230)		50,450,003

See accompanying notes to the financial statements.

PROFUNDS VP ProFund VP Mid-Cap Value	Schedule of Portfolio Investments December 31, 2003

U.S. Government Agency Obligations (0.4%)

	Principal Amount	Value
Federal National Mortgage Association, 0.50%, 01/02/04	$205,000	$204,997

TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS (Cost $204,997)		204,997

TOTAL INVESTMENT SECURITIES (Cost $44,247,227)—100.2%		50,655,000
Net other assets (liabilities)—(0.2)%		(79,503)

NET ASSETS—100.0%		$50,575,497

Futures Contracts Purchased

	Contracts	Unrealized Appreciation (Depreciation)
E-Mini S&P MidCap 400 Futures Contract expiring March 2004 (Underlying face amount at value $115,160)	2	$2,302

ProFund VP Mid-Cap Value invested, as a percentage of net assets, in the following industries, as of December 31, 2003:

Aerospace/Defense	1.1%
Agriculture	0.2%
Airlines	0.2%
Apparel	0.1%
Auto Parts & Equipment	2.3%
Banks	8.2%
Beverages	1.2%
Biotechnology	1.5%
Building Materials	0.8%
Chemicals	3.7%
Coal	0.8%
Commercial Services	2.0%
Computers	1.6%
Distribution/Wholesale	0.5%
Diversified Financial Services	2.7%
Electric	9.0%
Electronics	2.0%
Engineering & Construction	0.2%
Entertainment	0.1%
Environmental Control	0.8%
Food	3.4%
Forest Products & Paper	1.5%
Gas	1.1%
Hand/Machine Tools	0.3%
Health Care	0.5%
Healthcare—Services	1.1%
Home Builders	2.0%
Home Furnishings	0.3%
Household Products/Wares	0.7%
Insurance	9.9%
Internet	1.0%
Iron/Steel	0.1%
Leisure Time	0.3%
Lodging	1.2%
Machinery—Diversified	0.7%
Media	2.5%
Metal Fabricate/Hardware	0.6%

Miscellaneous Manufacturing	2.8%
Oil & Gas	4.9%
Oil & Gas Services	3.1%
Packaging & Containers	0.9%
Pharmaceuticals	1.0%
Pipelines	1.1%
Real Estate Investment Trust	2.9%
Retail	3.6%
Savings & Loans	4.1%
Semiconductors	1.5%
Software	1.2%
Telecommunications	3.2%
Textiles	1.3%
Transportation	1.7%
Trucking & Leasing	0.3%
Other**	0.2%

*	Non-income producing security
**	Including debt securities, repurchase agreements, options purchased, and net other assets (liabilities).

See accompanying notes to the financial statements.

PROFUNDS VP

ProFund VP Mid-Cap Value

Statement of Assets and Liabilities

December 31, 2003
Assets:
Investment securities, at value (cost $44,247,227)	$50,655,000
Cash	7,102
Segregated cash balances with brokers for futures contracts	6,364
Dividends and interest receivable	46,780
Receivable for capital shares issued	1,072,498
Prepaid expenses	98

Total Assets	51,787,842

Liabilities:
Payable for investments purchased	1,124,139
Payable for capital shares redeemed	9
Variation margin on futures contracts	790
Advisory fees payable	29,816
Management services fees payable	5,963
Administration fees payable	1,836
Administrative services fees payable	20,295
Distribution fees payable	10,152
Other accrued expenses	19,345

Total Liabilities	1,212,345

Net Assets	$50,575,497

Net Assets consist of:
Capital	$46,975,622
Accumulated net realized gains (losses) on investments	(2,810,200)
Net unrealized appreciation (depreciation) on investments	6,410,075

Net Assets	$50,575,497

Shares of Beneficial Interest Outstanding	1,602,392

Net Asset Value (offering and redemption price per share)	$31.56

Statement of Operations

For the year ended December 31, 2003
Investment Income:
Dividends	$411,632
Interest	1,373

Total Investment Income	413,005

Expenses:
Advisory fees	174,229
Management services fees	34,846
Administration fees	10,897
Transfer agency and administrative service fees	132,065
Distribution fees	58,076
Custody fees	39,526
Fund accounting fees	18,663
Other fees	14,316

Total Gross Expenses before reductions	482,618
Less Expenses reduced by the Advisor	(23,190)

Total Net Expenses	459,428

Net Investment Income (Loss)	(46,423)

Realized and Unrealized Gains (Losses) on Investments:
Net realized gains (losses) on investment securities	2,133,516
Net realized gains (losses) on futures contracts	25,655
Change in net unrealized appreciation/depreciation on investments	5,468,998

Net Realized and Unrealized Gains (Losses) on Investments	7,628,169

Change in Net Assets Resulting from Operations	$7,581,746

See accompanying notes to the financial statements.

PROFUNDS VP

ProFund VP Mid-Cap Value

Statements of Changes in Net Assets

	For the year ended December 31, 2003	For the period May 1, 2002(a) through December 31, 2002
From Investment Activities:
Operations:
Net investment income (loss)	$(46,423)	$(11,600)
Net realized gains (losses) on investments	2,159,171	(4,924,479)
Change in net unrealized appreciation/depreciation on investments	5,468,998	941,077

Change in net assets resulting from operations	7,581,746	(3,995,002)

Capital Transactions:
Proceeds from shares issued	301,526,783	186,778,155
Cost of shares redeemed	(271,019,561)	(170,296,624)

Change in net assets resulting from capital transactions	30,507,222	16,481,531

Change in net assets	38,088,968	12,486,529
Net Assets:
Beginning of period	12,486,529	—

End of period	$50,575,497	$12,486,529

Accumulated net investment income (loss)	$—	$1,508

Share Transactions:
Issued	11,106,482	7,358,526
Redeemed	(10,041,220)	(6,821,396)

Change in shares	1,065,262	537,130

(a)	Commencement of operations

See accompanying notes to the financial statements.

PROFUNDS VP

ProFund VP Mid-Cap Value

Financial Highlights

Selected data for a share of beneficial interest outstanding throughout the periods indicated.

	For the year ended December 31, 2003		For the period May 1, 2002(a) through December 31, 2002
Net Asset Value, Beginning of Period	$23.25		$30.00

Investment Activities:
Net investment income (loss)	(0.05	)(b)	(0.02	)(b)
Net realized and unrealized gains (losses) on investments	8.36		(6.73)

Total income (loss) from investment activities	8.31		(6.75)

Net Asset Value, End of Period	$31.56		$23.25

Total Return	35.74%		(22.50	)%(c)
Ratios to Average Net Assets:
Gross expenses(d)	2.08%		2.25%
Net expenses(d)	1.98%		1.98%
Net investment income (loss)(d)	(0.20)%		(0.14)%
Supplemental Data:
Net assets, end of period (000’s)	$50,575		$12,487
Portfolio turnover rate(e)	1,012%		1,361	%(c)

(a)	Commencement of operations
(b)	Per share net investment income (loss) has been calculated using the daily average shares method.
(c)	Not annualized for periods less than one year.
(d)	Annualized for periods less than one year.
(e)	Portfolio turnover rate is calculated without regard to instruments (including options, swap agreements and futures contracts) having a maturity of less than one year.

See accompanying notes to the financial statements.

ProFund VP Mid-Cap Growth

The ProFund VP Mid-Cap Growth seeks daily investment results, before fees and expenses, that correspond to the daily performance of the S&P MidCap 400/Barra Growth Index. For the year ended December 31, 2003, the Fund had a total return of 27.91%1, compared to a return of 30.15%2 for the Index. For the year, the Fund achieved an average daily statistical correlation of over 0.99 to the daily performance of the Index.3

The Fund applies a mathematical approach to investing. In doing so it takes positions in securities and/or financial instruments that, in combination, should have similar daily return characteristics as the Index. The S&P MidCap 400/Barra Growth Index is a market capitalization weighted index comprised of the stocks in the S&P MidCap 400 Index that have comparatively high price-to-book ratios as determined before each semiannual rebalance date.

The S&P MidCap 400/Barra Growth Index (and thus the Fund) benefited from its mid-cap focus, but was slightly negatively impacted by its growth tilt. The net result was a return that outpaced broader U.S. equity market measures. Growth stocks underperformed value stocks across the capitalization spectrum albeit by a much smaller margin than in the 2000-2002 bear market. Mid-cap stocks outperformed large-cap stocks as mid-cap companies appeared to take advantage of decreasing credit spreads and the resulting reduction in their cost of debt. Of the ten highest weighted constituents of the Index at the beginning of the year, the top performer in terms of stock price return was Gilead Sciences, Inc. (+71.41%) while the worst was Affiliated Computer Sciences (+3.44%).

Value of a $10,000 Investment*

* The line graph represents historical performance of a hypothetical investment of $10,000 in the ProFund VP Mid-Cap Growth from May 1, 2002 to December 31, 2003 assuming the reinvestment of distributions.

Average Annual Total Return as of 12/31/031

	1 Year	Since Inception (5/1/02)

ProFund VP Mid-Cap Growth	27.91%	(0.24)%

S&P MidCap 400/BARRA Growth Index	30.15%	2.26%

1 Past performance does not guarantee future results. Total return calculations assume the reinvestment of distributions and do not reflect the effect of taxes. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and net asset value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. During the period, certain fees were reduced. If such fee reductions had not occurred, the quoted performance would be lower. Performance numbers are net of all Fund expenses but do not include any insurance, sales, or administrative charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower.

2 The S&P MidCap 400/BARRA Growth Index is a price return index and does not reflect the reinvestment of dividends, the impact of transaction costs, nor the deduction of expenses associated with a mutual fund such as investment management and accounting fees. It is not possible to invest directly in an index. The Fund’s performance does reflect the reinvestment of dividends, the impact of transaction costs and the deduction of fees and expenses.

3 1.00 equals perfect correlation.

The above information is not covered by the Report of Independent Auditors.

PROFUNDS VP ProFund VP Mid-Cap Growth	Schedule of Portfolio Investments December 31, 2003

Common Stocks (99.7%)

	Shares	Value
99 Cents Only Stores*	6,975	$189,929
Abercrombie & Fitch Co.—Class A*	9,300	229,803
Acxiom Corp.*	8,370	155,431
ADTRAN, Inc.	7,905	245,055
AdvancePCS*	9,300	489,738
Affiliated Computer Services, Inc.— Class A*	13,020	709,070
Ametek, Inc.	3,255	157,086
Apogent Technologies, Inc.*	8,835	203,558
Applebee’s International, Inc.	5,580	219,127
Apria Healthcare Group, Inc.*	5,115	145,624
Arthur J. Gallagher & Co.	8,835	287,049
Atmel Corp.*	46,035	276,670
Avocent Corp.*	4,650	169,818
Bank of Hawaii Corp.	5,580	235,476
Barr Laboratories, Inc.*	6,510	500,945
Beckman Coulter, Inc.	6,045	307,267
Brinker International, Inc.*	9,300	308,388
Brown & Brown, Inc.	6,510	212,291
C.H. Robinson Worldwide, Inc.	8,370	317,307
Cabot Microelectronics Corp.*	2,325	113,925
Cadence Design Systems, Inc.*	26,040	468,199
Career Education Corp.*	9,765	391,283
Carlisle Cos., Inc.	3,255	198,099
Carmax, Inc.*	10,230	316,414
Catalina Marketing Corp.*	5,115	103,118
CDW Corp.	8,370	483,451
Certegy, Inc.	6,510	213,528
Charles River Laboratories International, Inc.*	4,650	159,635
Chico’s FAS, Inc.*	8,370	309,272
Choicepoint, Inc.*	8,370	318,813
Church & Dwight, Inc.	4,185	165,726
Cincinnati Bell, Inc.*	24,180	122,109
City National Corp.	4,650	288,858
Claire’s Stores, Inc.	9,300	175,212
Coach, Inc.*	18,135	684,596
Commerce Bancorp, Inc.	7,440	391,939
Compass Bancshares, Inc.	12,090	475,257
Corinthian Colleges, Inc.*	4,185	232,519
Covance, Inc.*	6,045	162,006
Coventry Health Care, Inc.*	6,045	389,841
Cullen/Frost Bankers, Inc.	5,115	207,516
Cypress Semiconductor Corp.*	11,625	248,310
CYTYC Corp.*	10,695	147,163
DENTSPLY International, Inc.	7,905	357,069
DeVry, Inc.*	6,975	175,282
Dial Corp.	9,300	264,771
Diebold, Inc.	6,975	375,743
Dollar Tree Stores, Inc.*	11,160	335,470
Donaldson Co., Inc.	4,185	247,585
DPL, Inc.	12,555	262,148
DST Systems, Inc.*	8,370	349,531
Dun & Bradstreet Corp.*	6,975	353,702
Dycom Industries, Inc.*	4,650	124,713
Eaton Vance Corp.	6,975	255,564
Education Management Corp.*	7,440	230,938
Edwards Lifesciences Corp.*	6,045	181,834
Energizer Holdings, Inc.*	8,370	314,377
Equitable Resources, Inc.	6,045	259,451

Common Stocks, continued

	Shares	Value
Expeditors International of Washington, Inc.	10,230	$385,262
Fair, Isaac & Co., Inc.	4,650	228,594
Fairchild Semiconductor International, Inc.*	11,625	290,276
Fastenal Co.	7,440	371,554
First Health Group Corp.*	9,300	180,978
FMC Technologies, Inc.*	6,510	151,683
Gartner Group, Inc.*	12,555	141,997
Gentex Corp.	7,440	328,551
Gilead Sciences, Inc.*	19,995	1,162,508
Graco, Inc.	4,650	186,465
GTECH Holdings Corp.	5,580	276,154
Harte-Hanks, Inc.	8,370	182,048
Health Net, Inc.*	11,160	364,932
Henry (Jack) & Associates, Inc.	8,835	181,824
Henry Schein, Inc.*	4,185	282,822
Herman Miller, Inc.	6,975	169,283
Hillenbrand Industries, Inc.	6,045	375,153
HON Industries, Inc.	5,580	241,726
Hormel Foods Corp.	13,485	348,048
Hovnanian Enterprises—Class A*	2,790	242,897
Hubbell, Inc.—Class B	6,045	266,585
Integrated Circuit Systems, Inc.*	6,975	198,718
Integrated Device Technology, Inc.*	10,230	175,649
International Rectifier Corp.*	6,510	321,659
International Speedway Corp.	5,115	228,436
Investors Financial Services Corp.	6,510	250,049
IVAX Corp.*	19,065	455,272
J.B. Hunt Transport Services, Inc.*	7,905	213,514
Jacobs Engineering Group, Inc.*	5,580	267,896
JetBlue Airways Corp.*	9,765	258,968
Krispy Kreme Doughnuts, Inc.*	6,045	221,247
Lam Research Corp.*	13,020	420,546
Lancaster Colony Corp.	3,720	167,995
Legg Mason, Inc.	6,510	502,442
Lennar Corp.—Class B	7,905	758,880
LifePoint Hospitals, Inc.*	3,720	109,554
Lincare Holdings, Inc.*	9,765	293,243
LTX Corp.*	5,115	76,878
Macromedia, Inc.*	6,045	107,843
Macrovision Corp.*	4,650	105,044
Mandalay Resort Group	6,045	270,332
Manpower, Inc.	7,440	350,275
McDATA Corp.—Class A*	11,160	106,355
Mentor Graphics Corp.*	6,510	94,655
Michaels Stores, Inc.	6,510	287,742
Micrel, Inc.*	9,300	144,894
Microchip Technology, Inc.	20,460	682,547
Murphy Oil Corp.	8,835	577,013
Mylan Laboratories, Inc.	26,505	669,516
National Instruments Corp.	5,115	232,579
Network Associates, Inc.*	15,810	237,782
New York Community Bancorp	19,065	725,423
Nordson Corp.	3,255	112,395
O’Reilly Automotive, Inc.*	5,115	196,211
Olin Corp.	5,580	111,935
Outback Steakhouse, Inc.	7,440	328,922
Oxford Health Plans, Inc.*	7,905	343,868
Patterson Dental Co.*	6,510	417,682
Patterson-UTI Energy, Inc.*	7,905	260,233

See accompanying notes to the financial statements.

PROFUNDS VP ProFund VP Mid-Cap Growth	Schedule of Portfolio Investments December 31, 2003

Common Stocks, continued

	Shares	Value
Petsmart, Inc.	13,950	$332,010
Pharmaceutical Resources, Inc.*	3,255	212,063
Philadelphia Suburban Corp.	9,300	205,530
Pier 1 Imports, Inc.	8,835	193,133
Plantronics, Inc.*	4,185	136,640
Reader’s Digest Association, Inc.	9,765	143,155
Rent-A-Center, Inc.*	7,905	236,201
Retek, Inc.*	5,580	51,782
Reynolds & Reynolds Co.	6,510	189,116
RF Micro Devices, Inc.*	18,135	182,257
Rollins, Inc.	4,650	104,858
Ross Stores, Inc.	14,880	393,278
RSA Security, Inc.*	6,045	85,839
Ruby Tuesday, Inc.	6,510	185,470
Sandisk Corp.*	7,905	483,312
SEI Investments Co.	10,230	311,708
Semtech Corp.*	7,440	169,111
Sepracor, Inc.*	8,370	200,294
SICOR, Inc.*	11,625	316,200
Silicon Laboratories, Inc.*	4,650	200,973
Silicon Valley Bancshares*	3,255	117,408
Smith International, Inc.*	9,765	405,443
Sotheby’s Holdings, Inc.—Class A*	6,045	82,575
Stericycle, Inc.*	4,185	195,440
STERIS Corp.*	6,975	157,635
Sybase, Inc.*	9,300	191,394
Synopsys, Inc.*	15,345	518,047
TCF Financial Corp.	6,975	358,166
The Cheesecake Factory, Inc.*	5,115	225,213
Timberland Co.—Class A*	3,255	169,488
Titan Corp.*	7,905	172,408
Tootsie Roll Industries, Inc.	5,115	184,140
Transaction Systems Architects, Inc.*	3,720	84,184
United Dominion Realty Trust, Inc.	12,555	241,056
Universal Health Services, Inc.—Class B	5,580	299,758
Valassis Communications, Inc.*	5,115	150,125
Valeant Pharmaceuticals International	8,370	210,506
Valspar Corp.	5,115	252,783
Varian Medical Systems, Inc.*	6,510	449,841
Varian, Inc.*	3,255	135,831
Vertex Pharmaceuticals, Inc.*	7,440	76,111
VISX, Inc.*	4,650	107,648
Waddell & Reed Financial, Inc.	7,905	185,451
Washington Post Co.—Class B	930	736,002
Westamerica Bancorporation	3,255	161,774
Western Gas Resources, Inc.	3,255	153,799
Westwood One, Inc.*	9,765	334,061
Whole Foods Market, Inc.*	6,045	405,801
Williams-Sonoma, Inc.*	11,625	404,201
Wilmington Trust Corp.	6,510	234,360
XTO Energy, Inc.	18,135	513,221
Zebra Technologies Corp.*	4,650	308,621

TOTAL COMMON STOCKS (Cost $37,920,643)		46,413,552

U.S. Government Agency Obligations (0.3%)

	Principal Amount	Value
Federal National Mortgage Association, 0.50%, 01/02/04	$145,000	$144,998

TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS (Cost $144,998)		144,998

TOTAL INVESTMENT SECURITIES (Cost $38,065,641)—100.0%		46,558,550
Net other assets (liabilities)—NM		2,466

NET ASSETS—100.0%		$46,561,016

Futures Contracts Purchased

	Contracts	Unrealized Appreciation (Depreciation)
E-Mini S&P MidCap 400 Futures Contract expiring March 2004 (Underlying face amount at value $115,160)	2	$2,302

ProFund VP Mid-Cap Growth invested, as a percentage of net assets, in the following industries, as of December 31, 2003

Advertising	0.6%
Aerospace/Defense	0.4%
Airlines	0.6%
Apparel	1.8%
Banks	5.8%
Biotechnology	0.3%
Chemicals	1.0%
Commercial Services	4.9%
Communication Services	0.7%
Computers	7.5%
Distribution/Wholesale	1.8%
Diversified Financial Services	2.0%
Electric	0.6%
Electronic Components & Equipment	1.6%
Electronics	1.0%
Engineering & Construction	0.8%
Entertainment	1.3%
Environmental Control	0.4%
Food	2.0%
Healthcare—Products	6.4%
Healthcare—Services	4.5%
Home Builders	2.2%
Household Products/Wares	0.9%
Insurance	1.1%
Internet	1.3%
Lodging	0.6%
Machinery—Diversified	1.3%
Media	2.6%
Miscellaneous Manufacturing	1.3%

See accompanying notes to the financial statements.

PROFUNDS VP ProFund VP Mid-Cap Growth	Schedule of Portfolio Investments December 31, 2003

Office Furnishings	0.9%
Oil & Gas	2.9%
Oil & Gas Services	1.2%
Pharmaceuticals	9.2%
Pipelines	0.9%
Real Estate Investment Trust	0.5%
Retail	10.5%
Savings & Loan	1.6%
Semiconductors	6.9%
Software	3.9%
Telecommunications	1.5%
Transportation	2.0%
Water	0.4%
Other**	0.3%

*	Non-income producing security
**	Including debt securities, repurchase agreements, options purchased, and net other assets (liabilities).
NM	Not meaningful, amount is less than 0.05%.

See accompanying notes to the financial statements.

PROFUNDS VP

ProFund VP Mid-Cap Growth

Statement of Assets and Liabilities

December 31, 2003
Assets:
Investment securities, at value (cost $38,065,641)	$46,558,550
Cash	2,114
Segregated cash balances with brokers for futures contracts	6,364
Dividends and interest receivable	14,078
Receivable for investments sold	409,931
Prepaid expenses	143

Total Assets	46,991,180

Liabilities:
Payable for capital shares redeemed	337,907
Variation margin on futures contracts	790
Advisory fees payable	34,972
Management services fees payable	6,995
Administration fees payable	1,784
Administrative services fees payable	19,752
Distribution fees payable	9,880
Other accrued expenses	18,084

Total Liabilities	430,164

Net Assets	$46,561,016

Net Assets consist of:
Capital	$41,158,166
Accumulated net realized gains (losses) on investments	(3,092,361)
Net unrealized appreciation (depreciation) on investments	8,495,211

Net Assets	$46,561,016

Shares of Beneficial Interest Outstanding	1,562,287

Net Asset Value (offering and redemption price per share)	$29.80

Statement of Operations

For the year ended December 31, 2003
Investment Income:
Dividends	$212,429
Interest	1,911

Total Investment Income	214,340

Expenses:
Advisory fees	239,972
Management services fees	47,995
Administration fees	15,081
Transfer agency and administrative service fees	181,810
Distribution fees	79,991
Custody fees	37,668
Fund accounting fees	24,752
Other fees	18,664

Total Gross Expenses before reductions	645,933
Less Expenses reduced by the Advisor	(12,949)

Total Net Expenses	632,984

Net Investment Income (Loss)	(418,644)

Realized and Unrealized Gains (Losses) on Investments:
Net realized gains (losses) on investment securities	427,794
Net realized gains (losses) on futures contracts	25,655
Change in net unrealized appreciation/depreciation on investments	7,368,754

Net Realized and Unrealized Gains (Losses) on Investments	7,822,203

Change in Net Assets Resulting from Operations	$7,403,559

See accompanying notes to the financial statements.

PROFUNDS VP

ProFund VP Mid-Cap Growth

Statements of Changes in Net Assets

	For the year ended December 31, 2003	For the period May 1, 2002(a) through December 31, 2002
From Investment Activities:
Operations:
Net investment income (loss)	$(418,644)	$(90,645)
Net realized gains (losses) on investments	453,449	(2,914,950)
Change in net unrealized appreciation/depreciation on investments	7,368,754	1,126,457

Change in net assets resulting from operations	7,403,559	(1,879,138)

Distributions to Shareholders From:
Net realized gains on investments	(122,706)	—

Change in net assets resulting from distributions	(122,706)	—

Capital Transactions:
Proceeds from shares issued	232,374,928	181,629,538
Dividends reinvested	122,706	—
Cost of shares redeemed	(208,281,609)	(164,686,262)

Change in net assets resulting from capital transactions	24,216,025	16,943,276

Change in net assets	31,496,878	15,064,138
Net Assets:
Beginning of period	15,064,138	—

End of period	$46,561,016	$15,064,138

Share Transactions:
Issued	8,976,347	7,556,651
Reinvested	4,136	—
Redeemed	(8,063,101)	(6,911,746)

Change in shares	917,382	644,905

(a)	Commencement of operations

See accompanying notes to the financial statements.

PROFUNDS VP

ProFund VP Mid-Cap Growth

Financial Highlights

Selected data for a share of beneficial interest outstanding throughout the periods indicated.

	For the year ended December 31, 2003		For the period May 1, 2002(a) through December 31, 2002
Net Asset Value, Beginning of Period	$23.36		$30.00

Investment Activities:
Net investment income (loss)	(0.35	)(b)	(0.21	)(b)
Net realized and unrealized gains (losses) on investments	6.87		(6.43)

Total income (loss) from investment activities	6.52		(6.64)

Distributions to Shareholders From:
Net realized gains on investments	(0.08)		—

Net Asset Value, End of Period	$29.80		$23.36

Total Return	27.91%		(22.13	)%(c)
Ratios to Average Net Assets:
Gross expenses(d)	2.02%		2.22%
Net expenses(d)	1.98%		1.98%
Net investment income (loss)(d)	(1.31)%		(1.32)%
Supplemental Data:
Net assets, end of period (000’s)	$46,561		$15,064
Portfolio turnover rate(e)	678%		1,594	%(c)

(a)	Commencement of operations
(b)	Per share net investment income (loss) has been calculated using the daily average shares method.
(c)	Not annualized for periods less than one year.
(d)	Annualized for periods less than one year.
(e)	Portfolio turnover rate is calculated without regard to instruments (including options, swap agreements and futures contracts) having a maturity of less than one year.

See accompanying notes to the financial statements.

ProFund VP Small-Cap Value

The ProFund VP Small-Cap Value seeks daily investment results, before fees and expenses, that correspond to the daily performance of the S&P SmallCap 600/Barra Value Index. For the year ended December 31, 2003, the Fund had a total return of 34.68%1, compared to a return of 38.39%2 for the Index. For the year, the Fund achieved an average daily statistical correlation of over 0.99 to the daily performance of the Index.3

The Fund applies a mathematical approach to investing. In doing so it takes positions in securities and/or financial instruments that, in combination, should have similar daily return characteristics as the Index. The S&P SmallCap 600/Barra Value Index is a market capitalization weighted index comprised of the stocks in the S&P SmallCap 600 Index that have comparatively low price-to-book ratios as determined before each semiannual rebalance date.

The S&P SmallCap 600/Barra Value Index (and thus the Fund) benefited from both its value bias and its small-cap focus. Value stocks outperformed growth stocks across the capitalization spectrum albeit by a much smaller margin than in 2000-2002 bear market. Smaller cap stocks outperformed large-cap stocks as small-cap issuers were able to take full advantage of decreasing credit spreads and the resulting reduction in their cost of debt. In addition, smaller cap stocks became more volatile than larger caps in the latter half of the year as investors focused more on the economic news and less on geopolitical issues. Of the ten highest weighted constituents of the Index at the beginning of the year, the top performer in terms of stock price return was Whitney Holding Corp. (+22.98%) while the worst was Skyworks Solutions, Inc. (+0.93%).

Value of a $10,000 Investment*

* The line graph represents historical performance of a hypothetical investment of $10,000 in the ProFund VP Small-Cap Value from May 1, 2002 to December 31, 2003 assuming the reinvestment of distributions.

Average Annual Total Return as of 12/31/031

	1 Year	Since Inception (5/1/02)

ProFund VP Small-Cap Value	34.68%	(2.07)%

S&P SmallCap 600/BARRA Value Index	38.39%	1.31%

1 Past performance does not guarantee future results. Total return calculations assume the reinvestment of distributions and do not reflect the effect of taxes. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and net asset value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. During the period, certain fees were reduced. If such fee reductions had not occurred, the quoted performance would be lower. Performance numbers are net of all Fund expenses but do not include any insurance, sales, or administrative charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower.

2 The S&P SmallCap 600/BARRA Value Index is a price return index and does not reflect the reinvestment of dividends, the impact of transaction costs, nor the deduction of expenses associated with a mutual fund such as investment management and accounting fees. It is not possible to invest directly in an index. The Fund’s performance does reflect the reinvestment of dividends, the impact of transaction costs and the deduction of fees and expenses.

3 1.00 equals perfect correlation.

The above information is not covered by the Report of Independent Auditors.

PROFUNDS VP ProFund VP Small-Cap Value	Schedule of Portfolio Investments December 31, 2003

Common Stocks (99.9%)

	Shares	Value

A.M. Castle & Co.*	10,548	$77,000
A.T. Cross Co.—Class A*	9,376	62,538
AAR Corp.*	21,096	315,385
Aaron Rents, Inc.	21,096	424,662
ABM Industries, Inc.	31,644	550,922
Action Performance Companies, Inc.	11,720	229,713
Adaptec, Inc.*	71,492	631,275
Advanced Marketing Services, Inc.	12,892	146,969
Agilysys, Inc.	21,096	235,220
Albany International Corp.—Class A	22,268	754,885
Alliance Semiconductor Corp.*	23,440	166,658
Alpharma, Inc.	33,988	683,159
American Italian Pasta Co.*	11,720	491,068
American Management Systems, Inc.*	28,128	423,889
American States Water Co.	9,376	234,400
Analogic Corp.	9,376	384,416
Anchor BanCorp Wisconsin, Inc.	15,236	379,376
Angelica Corp.	5,860	128,920
Anixter International, Inc.*	23,440	606,628
AnnTaylor Stores Corp.*	29,300	1,142,699
Apogee Enterprises, Inc.	17,580	199,533
Applica, Inc.	15,236	115,794
Applied Industrial Technologies, Inc.	12,892	307,603
AptarGroup, Inc.	23,440	914,159
Arch Chemicals, Inc.	14,064	360,882
Arkansas Best Corp.	16,408	515,047
Armor Holdings, Inc.*	18,752	493,365
ArQule, Inc.*	18,752	91,510
Ashworth, Inc.*	8,204	66,206
Astec Industries, Inc.*	12,892	158,185
Atlantic Coast Airlines Holdings, Inc.*	29,300	290,070
Atmos Energy Corp.	32,816	797,429
Atwood Oceanics, Inc.*	9,376	299,469
Audiovox Corp.—Class A*	15,236	195,630
Avista Corp.	31,644	573,389
Aztar Corp.*	22,268	501,030
Bally Total Fitness Holding Corp.*	22,268	155,876
BankUnited Financial Corp.—Class A*	19,924	513,840
Barnes Group, Inc.	15,236	492,275
Bassett Furniture Industries, Inc.	7,032	116,028
Bel Fuse, Inc.—Class B	7,032	229,454
Belden, Inc.	16,408	346,045
Bell Microproducts, Inc.*	17,580	159,275
Benchmark Electronics, Inc.*	26,956	938,339
Black Box Corp.	11,720	539,940
Boston Communications Group, Inc.*	11,720	108,879
Bowne & Co., Inc.	22,268	301,954
Brookline Bancorp, Inc.	38,676	593,290
Brown Shoe Company, Inc.	11,720	444,540
Brush Wellman, Inc.*	10,548	161,490
Buckeye Technologies, Inc.*	24,612	247,351
Building Materials Holding Corp.	8,204	127,408
Burlington Coat Factory Warehouse Corp.	29,300	619,988
Butler Manufacturing Co.	4,688	103,136
C&D Technologies, Inc.	16,408	314,541
Cable Design Technologies Corp.*	26,956	242,334
Cal Dive International, Inc.*	24,612	593,395
Cambrex Corp.	16,408	414,466
Capital Automotive REIT	21,096	675,072

Common Stocks, continued

	Shares	Value

Captaris, Inc.*	21,096	$118,560
Caraustar Industries, Inc.*	18,752	258,778
Cascade Natural Gas Corp.	7,032	148,305
Casey’s General Stores, Inc.	31,644	558,833
Cash America International, Inc.	18,752	397,167
Cato Corp.—Class A	12,892	264,286
CDI Corp.	12,892	422,213
Central Parking Corp.	23,440	349,959
Central Vermont Public Service Corp.	8,204	192,794
Century Aluminum Co.*	14,064	267,356
CH Energy Group, Inc.	10,548	494,701
Checkpoint Systems, Inc.*	21,096	398,925
Chesapeake Corp.	10,548	279,311
Chittenden Corp.	23,440	788,521
Ciber, Inc.*	41,020	355,233
Cima Labs, Inc.*	9,376	305,845
Cimarex Energy Co.*	26,956	719,456
CLECO Corp.	30,472	547,887
Coachmen Industries, Inc.	10,548	191,024
Coherent, Inc.*	19,924	474,191
Cohu, Inc.	14,064	269,326
Colonial Properties Trust	17,580	696,168
Commercial Federal Corp.	26,956	719,995
Commercial Metals Co.	18,752	570,061
Commonwealth Industries, Inc.	10,548	105,902
Concerto Software, Inc.*	7,032	84,243
Concord Camera Corp.*	18,752	173,456
CONMED Corp.*	18,752	446,298
Consolidated Graphics, Inc.*	8,204	259,082
Corn Products International, Inc.	23,440	807,508
Cross Country Healthcare, Inc.*	21,096	314,752
Cryolife, Inc.*	12,892	74,516
CTS Corp.	23,440	269,560
Curative Health Services, Inc.*	8,204	113,215
Curtiss-Wright Corp.	14,064	633,021
Datascope Corp.	9,376	336,130
Delphi Financial Group, Inc.—Class A	19,924	717,264
Deltic Timber Corp.	8,204	249,402
Department 56, Inc.*	8,204	107,472
Digi International, Inc.*	14,064	135,014
DIMON, Inc.	29,300	197,775
Downey Financial Corp.	18,752	924,475
Dress Barn, Inc.*	18,752	281,092
Drill-Quip, Inc.*	11,720	191,036
DRS Technologies, Inc.*	17,580	488,372
DSP Group, Inc.*	18,752	467,113
Duane Reade, Inc.*	15,236	257,793
DuPont Photomasks, Inc.*	11,720	282,921
EDO Corp.	12,892	317,788
eFunds Corp.*	30,472	528,688
El Paso Electric Co.*	31,644	422,447
Electro Scientific Industries, Inc.*	18,752	446,298
Electronics Boutique Holdings Corp.*	16,408	375,579
EMCOR Group, Inc.*	9,376	411,606
Energen Corp.	23,440	961,743
Enesco Group, Inc.*	9,376	96,760
Esterline Technologies Corp.*	14,064	375,087
Exar Corp.*	26,956	460,408
Financial Federal Corp.*	11,720	358,046
First Republic Bank	9,376	335,661

See accompanying notes to the financial statements.

PROFUNDS VP ProFund VP Small-Cap Value	Schedule of Portfolio Investments December 31, 2003

Common Stocks, continued

	Shares	Value

FirstFed Financial Corp.*	10,548	$458,838
Flagstar Bancorp, Inc.	39,848	853,544
Flowers Foods, Inc.	29,300	755,940
Fremont General Corp.	49,224	832,377
Frontier Airlines, Inc.*	23,440	334,254
Fuller (H. B.) Co.	18,752	557,685
G & K Services, Inc.	12,892	473,781
Gables Residential Trust	18,752	651,444
Gardner Denver, Inc.*	10,548	251,781
GenCorp, Inc.	28,128	302,939
General Communication, Inc.— Class A*	36,332	316,088
Genesco, Inc.*	14,064	212,788
Gerber Scientific, Inc.*	14,064	111,949
Glenborough Realty Trust, Inc.	17,580	350,721
Gold Banc Corp., Inc.	25,784	362,523
Goody’s Family Clothing, Inc.	21,096	197,459
Great Atlantic & Pacific Tea Co.*	24,612	206,741
Green Mountain Power Corp.	3,516	82,978
Griffon Corp.*	18,752	379,916
Group 1 Automotive, Inc.*	15,236	551,390
Haemonetics Corp.*	15,236	363,988
Haggar Corp.	3,516	68,597
Hain Celestial Group, Inc.*	22,268	516,840
Hancock Fabrics, Inc.	11,720	169,706
Haverty Furniture Companies, Inc.	14,064	279,311
Heidrick & Struggles International, Inc.*	11,720	255,496
Hilb, Rogal & Hamilton Co.	23,440	751,721
Hologic, Inc.*	12,892	223,418
Hooper Holmes, Inc.	42,192	260,747
Huffy Corp.*	10,548	55,377
Hughes Supply, Inc.	15,236	756,010
Hutchinson Technology, Inc.*	16,408	504,382
IDEX Corp.	21,096	877,383
IHOP Corp.	14,064	541,183
Imagistics International, Inc.*	10,548	395,550
IMCO Recycling, Inc.*	10,548	104,320
Information Holdings, Inc.*	14,064	310,814
Input/Output, Inc.*	32,816	148,000
Insight Enterprises, Inc.*	30,472	572,874
Insituform Technologies, Inc.—Class A*	17,580	290,070
Insurance Auto Auctions, Inc.*	8,204	107,062
Interface, Inc.*	33,988	187,954
Intermet Corp.	16,408	89,095
International Multifoods Corp.*	12,892	232,056
Invacare Corp.	19,924	804,332
Invision Technologies, Inc.*	10,548	354,096
Ionics, Inc.*	11,720	373,282
Irwin Financial Corp.	18,752	588,813
Itron, Inc.*	12,892	236,697
J & J Snack Foods Corp.*	5,860	221,274
J. Jill Group, Inc.*	12,892	163,857
Jack in the Box, Inc.*	23,440	500,678
JAKKS Pacific, Inc.*	16,408	215,929
JDA Software Group, Inc.*	18,752	309,596
Jo-Ann Stores, Inc.*	14,064	286,906
K2, Inc.*	21,096	320,870
Kaman Corp.—Class A	15,236	193,954
Kansas City Southern Industries, Inc.*	41,020	587,406
Kellwood Co.	17,580	720,780

Common Stocks, continued

	Shares	Value

Kilroy Realty Corp.	18,752	$614,128
Kirby Corp.*	15,236	531,432
Kroll, Inc.*	26,956	700,856
La-Z-Boy, Inc.	35,160	737,656
Laclede Group, Inc.	12,892	368,067
Lance, Inc.	18,752	281,843
LandAmerica Financial Group, Inc.	11,720	612,487
Landry’s Restaurants, Inc.	17,580	452,158
Lawson Products, Inc.	5,860	194,435
Lennox International, Inc.	38,676	645,889
Lexington Corporate Properties Trust	26,956	544,242
Linens ‘n Things, Inc.*	29,300	881,344
Lone Star Steakhouse & Saloon, Inc.	14,064	326,004
Lone Star Technologies, Inc.*	18,752	299,657
Lydall, Inc.*	10,548	107,484
M.D.C. Holdings, Inc.	18,752	1,209,504
MAF Bancorp, Inc.	21,096	883,922
MagneTek, Inc.*	18,752	123,576
Manitowoc Co.	17,580	548,496
MapInfo Corp.*	10,548	106,324
Marcus Corp.	18,752	307,533
Massey Energy Co.	49,224	1,023,859
Material Sciences Corp.	9,376	94,791
Maverick Tube Corp.*	26,956	518,903
Meade Instruments Corp.*	12,892	44,477
Methode Electronics, Inc.—Class A	23,440	286,671
Metro One Telecommunications, Inc.*	16,408	42,661
Mobile Mini, Inc.*	9,376	184,895
Moog, Inc.—Class A*	11,720	578,968
Movie Gallery, Inc.*	21,096	394,073
MRO Software, Inc.*	15,236	205,077
Mueller Industries, Inc.*	22,268	765,129
Myers Industries, Inc.	19,924	241,479
Nash-Finch Co.	8,204	183,277
National Presto Industries, Inc.	4,688	169,472
Nature’s Sunshine Products, Inc.	9,376	79,227
Nautilus Group, Inc.	21,096	296,399
NCO Group, Inc.*	17,580	400,297
Network Equipment Technologies, Inc.*	15,236	167,596
Newfield Exploration Co.*	36,332	1,618,226
Northwest Natural Gas Co.	16,408	504,546
Nuevo Energy Co.*	12,892	311,600
NUI Corp.	10,548	170,034
NYFIX, Inc.*	21,096	167,713
O’Charley’s, Inc.*	14,064	252,449
Oceaneering International, Inc.*	16,408	459,424
Offshore Logistics, Inc.*	15,236	373,587
OM Group, Inc.*	18,752	491,115
Omnova Solutions, Inc.*	25,784	123,763
On Assignment, Inc.*	16,408	85,486
Orthodontic Centers of America, Inc.*	32,816	264,169
Osteotech, Inc.*	11,720	103,136
Owens & Minor, Inc.	25,784	564,927
PAREXEL International Corp.*	16,408	266,794
Park Electrochemical Corp.	12,892	341,509
Paxar Corp.*	25,784	345,506
PC-Tel, Inc.*	12,892	136,784
Pediatrix Medical Group, Inc.*	15,236	839,352
Pegasus Systems, Inc.*	16,408	171,792
Penford Corp.	5,860	80,458

See accompanying notes to the financial statements.

PROFUNDS VP ProFund VP Small-Cap Value	Schedule of Portfolio Investments December 31, 2003

Common Stocks, continued

	Shares	Value

Pep Boys-Manny, Moe & Jack	35,160	$804,109
Performance Food Group Co.*	30,472	1,102,172
Pericom Semiconductor Corp.*	16,408	174,909
Philadelphia Consolidated Holding Corp.*	14,064	686,745
Phillips-Van Heusen Corp.	19,924	353,452
Phoenix Technologies, Ltd.*	16,408	132,577
Photronics, Inc.*	21,096	420,232
Piedmont Natural Gas Company, Inc.	22,268	967,767
Pinnacle Entertainment, Inc.*	16,408	152,923
Pinnacle Systems, Inc.*	43,364	369,895
Planar Systems, Inc.*	9,376	228,024
PolyOne Corp.*	59,772	381,943
Pope & Talbot, Inc.	10,548	185,750
Presidential Life Corp.	18,752	246,776
PRG-Schultz International, Inc.*	41,020	200,998
Prime Hospitality Corp.*	29,300	298,860
Provident Bankshares Corp.	16,408	483,052
Province Healthcare Co.*	31,644	506,304
Quaker Chemical Corp.	5,860	180,195
Quanex Corp.	10,548	486,263
RadiSys Corp.*	11,720	197,599
Ralcorp Holdings, Inc.*	18,752	588,063
Regal-Beloit Corp.	16,408	360,976
RehabCare Group, Inc.*	10,548	224,250
Reliance Steel & Aluminum Co.	21,096	700,598
Remington Oil & Gas Corp.*	17,580	346,150
Riggs National Corp.	18,752	309,971
RLI Corp.	16,408	614,644
Robbins & Myers, Inc.	9,376	178,050
Rock-Tenn Co.	22,268	384,345
Roto-Rooter, Inc.	5,860	270,146
Roxio, Inc.*	18,752	89,822
RTI International Metals, Inc.*	14,064	237,260
Russ Berrie & Company, Inc.	12,892	437,039
Russell Corp.	21,096	370,446
Ryan’s Family Steak Houses, Inc.*	26,956	408,114
Ryerson Tull, Inc.	16,408	187,872
Salton, Inc.*	7,032	91,768
Savient Pharmaceuticals, Inc.*	38,676	178,296
SBS Technologies, Inc.*	9,376	137,921
School Specialty, Inc.*	12,892	438,457
Schulman (A.), Inc.	19,924	424,780
Schweitzer-Mauduit International, Inc.	9,376	279,217
SCM Microsystems, Inc.*	9,376	72,383
SCPIE Holdings, Inc.	5,860	51,685
Seacoast Financial Services Corp.	16,408	449,743
SEACOR SMIT, Inc.*	11,720	492,592
Selective Insurance Group, Inc.	17,580	568,889
Shaw Group, Inc.*	37,504	510,804
Shopko Stores, Inc.*	18,752	285,968
Shurgard Storage Centers, Inc.—Class A	29,300	1,103,145
Skyline Corp.	5,860	204,338
SkyWest, Inc.	37,504	679,573
Skyworks Solutions, Inc.*	98,448	856,499
Smith (A.O.) Corp.	18,752	657,258
Sola International, Inc.*	19,924	374,571
Sourcecorp*	10,548	270,345
Southern Union Co.*	48,052	884,157
Southwest Gas Corp.	22,268	499,917

Common Stocks, continued

	Shares	Value

Southwestern Energy Co.*	23,440	$560,216
Spherion Corp.*	38,676	378,638
Spinnaker Exploration Co.*	21,096	680,768
St. Mary Land & Exploration Co.	18,752	534,432
Standard Microsystems Corp.*	10,548	266,864
Standard Motor Products, Inc.	12,892	156,638
Standard Pacific Corp.	21,096	1,024,211
Standard Register Co.	18,752	315,596
Standex International Corp.	8,204	229,712
Staten Island Bancorp, Inc.	38,676	870,210
Steel Dynamics, Inc.*	31,644	743,318
Steel Technologies, Inc.	5,860	103,663
Stein Mart, Inc.*	26,956	222,117
Sterling Bancshares, Inc.	29,300	390,569
Stewart & Stevenson Services, Inc.	18,752	263,466
Stewart Information Services Corp.	11,720	475,246
Stone Energy Corp.*	17,580	746,271
Stride Rite Corp.	25,784	293,422
Sturm, Ruger & Co., Inc.	17,580	199,885
Sunrise Assisted Living, Inc.*	12,892	499,436
Supertex, Inc.*	8,204	156,696
Susquehanna Bancshares, Inc.	25,784	644,858
Swift Energy Co.*	17,580	296,223
SWS Group, Inc.	11,720	208,616
Symmetricom, Inc.*	28,128	204,772
Systems & Computer Technology Corp.*	22,268	364,082
Technitrol, Inc.*	25,784	534,761
Texas Industries, Inc.	14,064	520,368
Theragenics Corp.*	19,924	108,984
Thomas Industries, Inc.	11,720	406,215
THQ, Inc.*	24,612	416,189
Three-Five Systems, Inc.*	14,064	73,695
Timken Co.	58,600	1,175,517
Tollgrade Communications, Inc.*	9,376	164,361
Tom Brown, Inc.*	29,300	944,925
Tower Automotive, Inc.*	36,332	248,148
Tredegar Corp.	24,612	382,224
Triarc Companies, Inc.	38,676	416,927
Triumph Group, Inc.*	10,548	383,947
UGI Corp.	28,128	953,539
UICI*	30,472	404,668
UIL Holdings Corp.	9,376	422,858
Ultimate Electronics, Inc.*	9,376	71,539
Umpqua Holdings Corp.	18,752	389,854
Unisource Energy Corp.	22,268	549,129
Unit Corp.*	28,128	662,414
United Stationers, Inc.*	22,268	911,207
Universal Forest Products, Inc.	11,720	377,150
URS Corp.*	21,096	527,611
US Oncology, Inc.*	55,084	592,704
USF Corp.	17,580	601,060
Valmont Industries, Inc.	15,236	352,713
Veritas DGC, Inc.*	22,268	233,369
Verity, Inc.*	24,612	410,774
Viasys Healthcare, Inc.*	19,924	410,434
Vicor Corp.*	26,956	307,568
Vintage Petroleum, Inc.	42,192	507,570
Vital Signs, Inc.	8,204	268,271
Volt Information Sciences, Inc.*	9,376	211,898
W-H Energy Services, Inc.*	17,580	284,796

See accompanying notes to the financial statements.

PROFUNDS VP ProFund VP Small-Cap Value	Schedule of Portfolio Investments December 31, 2003

Common Stocks, continued

	Shares	Value

Waste Connections, Inc.*	18,752	$708,263
Watsco, Inc.	16,408	372,954
Watts Industries, Inc.—Class A	21,096	468,331
Waypoint Financial Corp.	22,268	482,993
Wellman, Inc.	21,096	215,390
Wet Seal, Inc.—Class A*	19,924	197,048
Whitney Holding Corp.	25,784	1,056,885
Wolverine Tube, Inc.*	8,204	51,685
Wolverine World Wide, Inc.	25,784	525,478
Woodward Governor Co.	7,032	399,629
Yellow Roadway Corp.*	30,472	1,102,172
Zenith National Insurance Corp.	11,720	381,486

TOTAL COMMON STOCKS (Cost $134,238,608)		146,996,858

U.S. Government Agency Obligations (0.1%)

	Principal Amount
Federal National Mortgage Association, 0.50%, 01/02/04	$199,000	198,997

TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS (Cost $198,997)		198,997

TOTAL INVESTMENT SECURITIES (Cost $134,437,605)—100.0%		147,195,855
Net other assets (liabilities)—NM		(21,823)

NET ASSETS—100.0%		$147,174,032

Futures Contracts Purchased

	Contracts	Unrealized Appreciation (Depreciation)
E-Mini Russell 2000 Futures Contract expiring March 2004 (Underlying face amount at value $111,200)	2	$2,552

ProFund VP Small-Cap Value invested, as a percentage of net assets, in the following industries, as of December 31, 2003:

Aerospace/Defense	2.2%
Agriculture	0.1%
Airlines	0.9%
Apparel	1.6%
Auto Parts & Equipment	0.6%
Banks	5.0%
Biotechnology	0.4%
Building Materials	1.3%
Chemicals	1.9%
Coal	0.7%
Commercial Services	3.8%

Computers	1.3%
Distribution/Wholesale	2.1%
Diversified Financial Services	0.4%
Electric	2.2%
Electrical Components & Equipment	0.7%
Electronics	4.4%
Engineering & Construction	0.8%
Entertainment	0.1%
Environmental Control	0.8%
Food	3.7%
Forest Products & Paper	1.1%
Gas	4.0%
Hand/Machine Tools	0.2%
Healtcare—Products	2.6%
Healtcare—Services	2.4%
Home Builders	1.8%
Home Furnishings	0.7%
Household Products/Wares	0.5%
Housewares	0.2%
Insurance	3.7%
Internet	0.4%
Iron/Steel	1.2%
Leisure Time	0.7%
Lodging	0.8%
Machinery—Construction & Mining	0.1%
Machinery—Diversified	2.5%
Media	0.2%
Medical—Biomedical/Genetic	0.1%
Metal Fabricate/Hardware	3.3%
Mining	0.5%
Miscellaneous Manufacturing	2.5%
Office/Business Equipment	0.4%
Oil & Gas	6.1%
Oil & Gas Services	1.7%
Packaging & Containers	0.2%
Pharmaceuticals	0.8%
Real Estate Investment Trust	3.1%
Retail	8.5%
Savings & Loans	4.4%
Semiconductors	2.4%
Software	2.0%
Storage/Warehousing	0.1%
Telecommunications	2.2%
Textiles	0.4%
Toys/Games/Hobbies	0.4%
Transportation	2.5%
Water	0.2%
Other**	0.1%

*	Non-income producing security
**	Including debt securities, repurchase agreements, options purchased, and net other assets (liabilities).
NM	Not meaningful, amount is less than 0.05%.

See accompanying notes to the financial statements.

PROFUNDS VP

ProFund VP Small-Cap Value

Statement of Assets and Liabilities

December 31, 2003
Assets:
Investment securities, at value (cost $134,437,605)	$147,195,855
Cash	1,440
Segregated cash balances with brokers for futures contracts	5,644
Dividends and interest receivable	77,377
Receivable for investments sold	37,058,953
Receivable for capital shares issued	96
Prepaid expenses	85

Total Assets	184,339,450

Liabilities:
Payable for investments purchased	14,033
Payable for capital shares redeemed	36,955,272
Variation margin on futures contracts	1,550
Advisory fees payable	74,247
Management services fees payable	14,849
Administration fees payable	4,145
Administrative services fees payable	45,845
Distribution fees payable	22,927
Other accrued expenses	32,550

Total Liabilities	37,165,418

Net Assets	$147,174,032

Net Assets consist of:
Capital	$139,310,871
Accumulated net realized gains (losses) on investments	(4,897,641)
Net unrealized appreciation (depreciation) on investments	12,760,802

Net Assets	$147,174,032

Shares of Beneficial Interest Outstanding	5,079,840

Net Asset Value (offering and redemption price per share)	$28.97

Statement of Operations

For the year ended December 31, 2003
Investment Income:
Dividends	$441,497
Interest	1,494

Total Investment Income	442,991

Expenses:
Advisory fees	298,812
Management services fees	59,763
Administration fees	18,574
Transfer agency and administrative service fees	224,657
Distribution fees	99,604
Custody fees	72,657
Fund accounting fees	30,661
Other fees	23,490

Total Gross Expenses before reductions	828,218
Less Expenses reduced by the Advisor	(39,757)

Total Net Expenses	788,461

Net Investment Income (Loss)	(345,470)

Realized and Unrealized Gains (Losses) on Investments:
Net realized gains (losses) on investment securities	(41,540)
Net realized gains (losses) on futures contracts	30,335
Change in net unrealized appreciation/depreciation on investments	11,854,371

Net Realized and Unrealized Gains (Losses) on Investments	11,843,166

Change in Net Assets Resulting from Operations	$11,497,696

See accompanying notes to the financial statements.

PROFUNDS VP

ProFund VP Small-Cap Value

Statements of Changes in Net Assets

	For the year ended December 31, 2003	For the period May 1, 2002(a) through December 31, 2002
From Investment Activities:
Operations:
Net investment income (loss)	$(345,470)	$(45,693)
Net realized gains (losses) on investments	(11,205)	(4,543,063)
Change in net unrealized appreciation/depreciation on investments	11,854,371	906,431

Change in net assets resulting from operations	11,497,696	(3,682,325)

Capital Transactions:
Proceeds from shares issued	495,634,985	172,701,131
Cost of shares redeemed	(389,124,083)	(139,853,372)

Change in net assets resulting from capital transactions	106,510,902	32,847,759

Change in net assets	118,008,598	29,165,434
Net Assets:
Beginning of period	29,165,434	—

End of period	$147,174,032	$29,165,434

Accumulated net investment income (loss)	$—	$1,728

Share Transactions:
Issued	19,628,028	7,334,952
Redeemed	(15,903,875)	(5,979,265)

Change in shares	3,724,153	1,355,687

(a)	Commencement of operations

See accompanying notes to the financial statements.

PROFUNDS VP

ProFund VP Small-Cap Value

Financial Highlights

Selected data for a share of beneficial interest outstanding throughout the periods indicated.

	For the year ended December 31, 2003		For the period May 1, 2002(a) through December 31, 2002
Net Asset Value, Beginning of Period	$21.51		$30.00

Investment Activities:
Net investment income (loss)	(0.22	)(b)	(0.09	)(b)
Net realized and unrealized gains (losses) on investments	7.68		(8.40)

Total income (loss) from investment activities	7.46		(8.49)

Net Asset Value, End of Period	$28.97		$21.51

Total Return	34.68%		(28.30	)%(c)
Ratios to Average Net Assets:
Gross expenses(d)	2.08%		2.45%
Net expenses(d)	1.98%		1.98%
Net investment income (loss)(d)	(0.87)%		(0.61)%
Supplemental Data:
Net assets, end of period (000’s)	$147,174		$29,165
Portfolio turnover rate(e)	906%		1,253	%(c)

(a)	Commencement of operations
(b)	Per share net investment income (loss) has been calculated using the daily average shares method.
(c)	Not annualized for periods less than one year.
(d)	Annualized for periods less than one year.
(e)	Portfolio turnover rate is calculated without regard to instruments (including options, swap agreements and futures contracts) having a maturity of less than one year.

See accompanying notes to the financial statements.

ProFund VP Small-Cap Growth

The ProFund VP Small-Cap Growth seeks daily investment results, before fees and expenses, that correspond to the daily performance of the S&P SmallCap 600/Barra Growth Index. For the year ended December 31, 2003, the Fund had a total return of 34.32%1, compared to a return of 36.46%2 for the Index. For the year, the Fund achieved an average daily statistical correlation of over 0.99 to the daily performance of the Index.3

The Fund applies a mathematical approach to investing. In doing so it takes positions in securities and/or financial instruments that, in combination, should have similar daily return characteristics as the Index. The S&P SmallCap 600/Barra Growth Index is a market capitalization weighted index comprised of the stocks in the S&P SmallCap 600 Index that have comparatively high price-to-book ratios as determined before each semiannual rebalance date.

The S&P SmallCap 600/Barra Growth Index (and thus the Fund) benefited from its small cap focus, but was slightly negatively impacted by its growth tilt. The net result was a return that outpaced broader U.S. equity market measures. Growth stocks underperformed value stocks across the capitalization spectrum albeit by a much smaller margin than in 2000-2002 bear market. Smaller cap stocks outperformed large-cap stocks as small-cap issuers were able to take full advantage of decreasing credit spreads and the resulting reduction in their cost of debt. In addition, smaller cap stocks became more volatile than larger caps in the latter half of the year as investors focused more on the economic news and less on geopolitical issues. Of the ten highest weighted constituents of the Index at the beginning of the year, the top performer in terms of stock price return was Harman International (+148.67%) while the worst was Alliant Techsystems (-7.36%).

Value of a $10,000 Investment*

* The line graph represents historical performance of a hypothetical investment of $10,000 in the ProFund VP Small-Cap Growth from May 1, 2002 to December 31, 2003 assuming the reinvestment of distributions.

Average Annual Total Return as of 12/31/031

	1 Year	Since Inception (5/1/02)

ProFund VP Small-Cap Growth	34.32%	2.67%

S&P SmallCap 600/BARRA Growth Index	36.46%	5.46%

1 Past performance does not guarantee future results. Total return calculations assume the reinvestment of distributions and do not reflect the effect of taxes. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and net asset value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. During the period, certain fees were reduced. If such fee reductions had not occurred, the quoted performance would be lower. Performance numbers are net of all Fund expenses but do not include any insurance, sales, or administrative charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower.

2 The S&P SmallCap 600/BARRA Growth Index is a price return index and does not reflect the reinvestment of dividends, the impact of transaction costs, nor the deduction of expenses associated with a mutual fund such as investment management and accounting fees. It is not possible to invest directly in an index. The Fund’s performance does reflect the reinvestment of dividends, the impact of transaction costs and the deduction of fees and expenses.

3 1.00 equals perfect correlation.

The above information is not covered by the Report of Independent Auditors.

PROFUNDS VP ProFund VP Small-Cap Growth	Schedule of Portfolio Investments December 31, 2003

Common Stocks (99.9%)

	Shares	Value

4Kids Entertainment, Inc.*	9,048	$235,429
Accredo Health, Inc.*	34,684	1,096,361
Actel Corp.*	18,096	436,114
Acuity Brands, Inc.	30,160	778,128
Administaff, Inc.*	19,604	340,718
Advanced Energy Industries, Inc.*	22,620	589,251
Advanced Medical Optics, Inc.*	21,112	414,851
ADVO, Inc.	21,112	670,517
Aeroflex, Inc.*	46,748	546,484
Alliant Techsystems, Inc.*	27,144	1,567,837
American Healthways, Inc.*	24,128	575,935
American Medical Systems Holdings, Inc.*	24,128	525,990
AMERIGROUP Corp.*	16,588	707,478
AmSurg Corp.*	13,572	514,243
ANSYS, Inc.*	10,556	419,073
Arbitron, Inc.*	21,112	880,793
Arctic Cat, Inc.	15,080	372,476
Argosy Gaming Co.*	21,112	548,701
Artesyn Technologies, Inc.*	27,144	231,267
ArthroCare Corp.*	15,080	369,460
ATMI, Inc.*	22,620	523,427
Avid Technology, Inc.*	21,112	1,013,376
Axcelis Technologies, Inc.*	69,368	708,941
Baldor Electric Co.	22,620	516,867
BARRA, Inc.	13,572	481,670
BEI Technologies, Inc.	10,556	211,120
Biosite Diagnostics, Inc.*	10,556	305,596
Boston Private Financial Holdings, Inc.	16,588	412,046
Brady Corp.—Class A	16,588	675,961
Briggs & Stratton Corp.	15,080	1,016,392
Brooks Automation, Inc.*	30,160	728,967
Brooktrout, Inc.—Class B*	9,048	113,824
C-COR.net Corp.*	25,636	285,329
Cabot Oil & Gas Corp.	22,620	663,897
CACI International, Inc.—Class A*	21,112	1,026,465
CARBO Ceramics, Inc.	10,556	540,995
Carreker Corp.*	16,588	232,398
Catapult Communications Corp.*	9,048	131,196
CEC Entertainment, Inc.*	18,096	857,569
Centene Corp.*	13,572	380,152
Cephalon, Inc.*	39,208	1,898,060
Cerner Corp.*	25,636	970,323
Champion Enterprises, Inc.*	42,224	295,568
Christopher & Banks Corp.	27,144	530,122
Clarcor, Inc.	18,096	798,034
Cleveland-Cliffs, Inc.*	7,540	384,163
Cognex Corp.	31,668	894,304
Coinstar, Inc.*	15,080	272,345
Commonwealth Telephone Enterprises, Inc.*	16,588	626,197
Community First Bankshares, Inc.	27,144	785,547
Concord Communications, Inc.*	12,064	240,918
Cooper Companies, Inc.	22,620	1,066,081
Cost Plus, Inc.*	15,080	618,280
CPI Corp.	6,032	121,907
Cubic Corp.	19,604	450,892
Cuno, Inc.*	12,064	543,242
Cymer, Inc.*	25,636	1,184,126
Delta & Pine Land Co.	27,144	689,458

Common Stocks, continued

	Shares	Value

Dendrite International, Inc.*	28,652	$448,977
Diagnostic Products Corp.	21,112	969,252
Dime Community Bancshares, Inc.	18,096	556,633
Dionex Corp.*	15,080	693,982
East-West Bancorp, Inc.	16,588	890,444
ElkCorp	13,572	362,372
Engineered Support Systems, Inc.	18,096	996,366
Enzo Biochem, Inc.*	21,112	378,116
EPIQ Systems, Inc.*	12,064	206,656
ESS Technology, Inc.*	27,144	461,719
Essex Property Trust, Inc.	16,588	1,065,281
Ethan Allen Interiors, Inc.	27,144	1,136,791
Evergreen Resources, Inc.*	30,160	980,502
FactSet Research Systems, Inc.	24,128	921,931
Fedders Corp.	21,112	152,006
FEI Co.*	24,128	542,880
Filenet Corp.*	27,144	735,060
First BanCorp.	28,652	1,133,187
First Midwest Bancorp, Inc.	33,176	1,075,234
Fleetwood Enterprises, Inc.*	27,144	278,497
FLIR Systems, Inc.*	24,128	880,672
Florida Rock Industries, Inc.	19,604	1,075,279
Forward Air Corp.*	15,080	414,700
Fossil, Inc.*	33,176	929,260
Fred’s, Inc.	27,144	840,921
Frontier Oil Corp.	18,096	311,613
Georgia Gulf Corp.	22,620	653,266
Global Imaging Systems, Inc.*	15,080	478,790
Global Payments, Inc.	27,144	1,279,026
Guitar Center, Inc.*	16,588	540,437
Gymboree Corp.*	21,112	363,760
Harland (John H.) Co.	19,604	535,189
Harman International Industries, Inc.	46,748	3,458,417
Harmonic, Inc.*	49,764	360,789
Heartland Express, Inc.	36,192	875,485
Helix Technology Corp.	18,096	372,416
Hot Topic, Inc.*	34,684	1,021,791
Hudson United Bancorp	31,668	1,170,133
Hydril Co.*	16,588	396,951
Hyperion Solutions Corp.*	28,652	863,571
ICU Medical, Inc.*	9,048	310,165
IDEXX Laboratories, Inc.*	24,128	1,116,644
INAMED Corp.*	24,128	1,159,592
Integra LifeSciences Holdings*	19,604	561,263
Inter-Tel, Inc.	18,096	452,038
Intermagnetics General Corp.*	12,064	267,338
Intrado, Inc.*	12,064	264,805
ITT Educational Services, Inc.*	31,668	1,487,445
J2 Global Communications, Inc.*	16,588	410,885
Jefferies Group, Inc.	39,208	1,294,648
JLG Industries, Inc.	30,160	459,337
K-Swiss, Inc.—Class A	24,128	580,520
Kaydon Corp.	19,604	506,567
Keithley Instruments, Inc.	10,556	193,175
Knight Transportation, Inc.*	27,144	696,244
Kopin Corp.*	49,764	333,916
Kronos, Inc.*	21,112	836,246
Kulicke & Soffa Industries, Inc.*	36,192	520,441
Labor Ready, Inc.*	28,652	375,341
Landstar System, Inc.*	21,112	803,100

See accompanying notes to the financial statements.

PROFUNDS VP ProFund VP Small-Cap Growth	Schedule of Portfolio Investments December 31, 2003

Common Stocks, continued

	Shares	Value

Libbey, Inc.	9,048	$257,687
Lindsay Manufacturing Co.	9,048	228,462
Macdermid, Inc.	21,112	722,874
Manhattan Associates, Inc.*	21,112	583,536
ManTech International Corp.—Class A*	22,620	564,369
Maximus, Inc.*	15,080	590,080
Medicis Pharmaceutical Corp.	19,604	1,397,765
MemberWorks, Inc.*	7,540	204,862
Mentor Corp.	33,176	798,215
Mercury Computer Systems, Inc.*	15,080	375,492
Mesa Air Group, Inc.*	22,620	283,202
MGI Pharma, Inc.*	22,620	930,813
Micros Systems, Inc.*	13,572	588,482
Microsemi Corp.*	21,112	518,933
Mid Atlantic Medical Services, Inc.*	33,176	2,149,805
Midas, Inc.*	10,556	150,951
Midway Games, Inc.*	39,208	152,127
Milacron, Inc.	24,128	100,614
Monaco Coach Corp.*	21,112	502,466
NBTY, Inc.*	46,748	1,255,651
NDCHealth Corp.	25,636	656,794
Nelson (Thomas), Inc.	10,556	204,047
Netegrity, Inc.*	24,128	248,760
New Century Financial Corp.	25,636	1,016,980
New England Business Services, Inc.	9,048	266,916
New Jersey Resources Corp.	19,604	754,950
Noven Pharmaceuticals, Inc.*	16,588	252,303
NVR, Inc.*	4,524	2,108,184
Odyssey Healthcare, Inc.*	25,636	750,109
OshKosh B’Gosh, Inc.—Class A	9,048	194,170
Oshkosh Truck Corp.	24,128	1,231,252
Oxford Industries, Inc.	12,064	408,728
P.F. Chang’s China Bistro, Inc.*	18,096	920,724
Pacific Sunwear of California, Inc.*	55,796	1,178,413
Panera Bread Co.*	21,112	834,557
Papa John’s International, Inc.*	12,064	402,696
Patina Oil & Gas Corp.	24,128	1,182,030
Pharmaceutical Product Development, Inc.*	39,208	1,057,440
Photon Dynamics, Inc.*	12,064	485,455
Plains Resources, Inc.*	16,588	266,237
Polaris Industries, Inc.	15,080	1,335,787
PolyMedica Corp.	18,096	476,106
Possis Medical, Inc.*	12,064	238,264
Power Integrations, Inc.*	21,112	706,408
Prima Energy Corp.*	9,048	318,128
Priority Healthcare Corp.—Class B*	30,160	727,158
Progress Software Corp.*	24,128	493,659
QRS Corp.*	10,556	85,715
Quiksilver, Inc.*	39,208	695,158
Radiant Systems, Inc.*	19,604	164,870
Rainbow Technologies, Inc.*	19,604	220,741
RARE Hospitality International, Inc.*	24,128	589,688
Regeneron Pharmaceuticals, Inc.*	39,208	576,749
Regis Corp.	31,668	1,251,520
Renal Care Group, Inc.*	34,684	1,428,981
Republic Bancorp, Inc.	45,240	610,288
ResMed, Inc.*	24,128	1,002,277
Respironics, Inc.*	25,636	1,155,927
Rewards Network, Inc.*	16,588	176,828

Common Stocks, continued

	Shares	Value

Rogers Corp.*	12,064	$532,264
Roper Industries, Inc.	22,620	1,114,261
Rudolph Technologies, Inc.*	12,064	296,051
Ryland Group, Inc.	18,096	1,604,029
SCP Pool Corp.*	25,636	837,784
SERENA Software, Inc.*	28,652	525,764
Shuffle Master, Inc.*	12,064	417,656
Sierra Health Services, Inc.*	19,604	538,130
Simpson Manufacturing Co., Inc.*	18,096	920,363
Sonic Corp.*	27,144	831,149
South Financial Group, Inc.	42,224	1,176,361
Southwest Bancorporation of Texas, Inc.	24,128	937,373
SPSS, Inc.*	12,064	215,704
StarTek, Inc.	10,556	430,579
SurModics, Inc.*	12,064	288,330
Sybron Dental Special, Inc.*	27,144	762,746
Take-Two Interactive Software, Inc.*	31,668	912,355
TALX Corp.	9,048	208,375
TBC Corp.*	15,080	389,215
Techne Corp.*	28,652	1,082,473
Teledyne Technologies, Inc.*	22,620	426,387
Tetra Tech, Inc.*	39,208	974,711
TETRA Technologies, Inc.*	15,080	365,539
The Children’s Place Retail Stores, Inc.*	19,604	524,015
The Men’s Wearhouse, Inc.*	28,652	716,587
The Steak n Shake Co.*	19,604	349,931
Thor Industries, Inc.	19,604	1,102,137
Too, Inc.*	24,128	407,281
Toro Co.	18,096	839,654
Tractor Supply Co.*	27,144	1,055,630
Trimble Navigation, Ltd.*	24,128	898,527
TrustCo Bank Corp. NY	52,780	694,057
UCBH Holdings, Inc.	31,668	1,234,101
Ultratech Stepper, Inc.*	16,588	487,190
United Bankshares, Inc.	31,668	988,042
United Natural Foods, Inc.*	13,572	487,371
United Surgical Partners International, Inc.*	19,604	656,342
Urban Outfitters, Inc.*	28,652	1,061,557
Varian Semiconductor Equipment Associates, Inc.*	25,636	1,120,036
Veeco Instruments, Inc.*	21,112	595,358
ViaSat, Inc.*	18,096	346,357
Wabash National Corp.*	18,096	530,213
Watson Wyatt & Company Holdings*	24,128	582,691
WD-40 Co.	12,064	426,583
WebEx Communications, Inc.*	30,160	606,215
Websense, Inc.*	16,588	485,033
Wilson Greatbatch Technologies, Inc.*	15,080	637,432
Winnebago Industries, Inc.	12,064	829,400
Wintrust Financial Corp.	13,572	612,097
WMS Industries, Inc.*	21,112	553,134
X-Rite, Inc.	15,080	170,706
Zale Corp.*	18,096	962,707

TOTAL COMMON STOCKS (Cost $140,679,514)		153,234,289

See accompanying notes to the financial statements.

PROFUNDS VP ProFund VP Small-Cap Growth	Schedule of Portfolio Investments December 31, 2003

U.S. Government Agency Obligations (0.2%)

	Principal Amount	Value
Federal National Mortgage Association, 0.50%, 01/02/04	$303,000	$303,000

TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS (Cost $303,000)		303,000

Right (NM)

	Shares
Fedders Corp. Rights	21,350	1,281

TOTAL RIGHT (Cost $0)		1,281

TOTAL INVESTMENT SECURITIES—100.1% (Cost $140,982,514)		153,538,570
Net other assets (liabilities)—(0.1)%		(137,121)

NET ASSETS—100.0%		$153,401,449

Futures Contracts Purchased

	Contracts	Unrealized Appreciation (Depreciation)
E-Mini Russell 2000 Futures Contract expiring March 2004 (Underlying face amount at value $111,200)	2	$2,552

ProFund VP Small-Cap Growth invested, as a percentage of net assets, in the following industries, as of December 31, 2003:

Advertising	0.4%
Aerospace/Defense	1.9%
Agriculture	0.4%
Airlines	0.2%
Apparel	1.5%
Auto Manufactures	1.1%
Banks	7.7%
Biotechnology	1.0%
Building Materials	1.5%
Chemicals	0.9%
Commercial Services	4.3%
Computers	3.5%
Distribution/Wholesale	0.5%
Diversified Financial Services	1.5%
Electrical Components & Equipment	1.1%
Electrical Components—Miscellaneous	0.3%
Electronics	4.2%
Entertainment	0.6%
Environmental Control	0.6%
Food	0.3%
Gas	0.5%
Hand/Machine Tools	0.4%
Healthcare—Products	7.6%
Healthcare—Services	5.4%
Home Builders	3.7%
Home Furnishings	3.1%
Household Products/Wares	1.4%
Housewares	0.7%
Internet	1.2%
Iron/Steel	0.3%
Leisure Time	2.2%

Machinery & Equipment	0.1%
Machinery—Construction & Mining	0.3%
Machinery—Diversified	1.2%
Media	0.3%
Metal Fabricate/Hardware	0.3%
Miscellaneous Manufacturing	2.1%
Oil & Gas	2.3%
Oil & Gas Services	1.2%
Pharmaceuticals	4.9%
Pipelines	0.2%
Real Estate Investment Trust	0.7%
Retail	10.5%
Savings & Loans	0.4%
Semiconductors	5.1%
Software	6.9%
Telecom Services	0.2%
Telecommunications	1.4%
Transportation	1.8%
Other**	0.1%

*	Non-income producing security
**	Including debt securities, repurchase agreements, options purchased, and net other assets (liabilities).
NM	Not meaningful, amount is less than 0.05%.

See accompanying notes to the financial statements.

PROFUNDS VP

ProFund VP Small-Cap Growth

Statement of Assets and Liabilities

December 31, 2003
Assets:
Investment securities, at value (cost $140,982,514)	$153,538,570
Segregated cash balances with brokers for futures contracts	5,644
Dividends and interest receivable	72,059
Receivable for investments sold	27,135,158
Prepaid expenses	307

Total Assets	180,751,738

Liabilities:
Cash overdraft	1,074
Payable for investments purchased	313,860
Payable for capital shares redeemed	26,836,368
Variation margin on futures contracts	1,550
Advisory fees payable	74,816
Management services fees payable	14,963
Administration fees payable	4,016
Administrative services fees payable	44,462
Distribution fees payable	22,234
Other accrued expenses	36,946

Total Liabilities	27,350,289

Net Assets	$153,401,449

Net Assets consist of:
Capital	$141,204,368
Accumulated net realized gains (losses) on investments	(361,527)
Net unrealized appreciation (depreciation) on investments	12,558,608

Net Assets	$153,401,449

Shares of Beneficial Interest Outstanding	4,893,732

Net Asset Value (offering and redemption price per share)	$31.35

Statement of Operations

For the year ended December 31, 2003
Investment Income:
Dividends	$365,303
Interest	2,303

Total Investment Income	367,606

Expenses:
Advisory fees	443,105
Management services fees	88,621
Administration fees	27,803
Transfer agency and administrative service fees	335,461
Distribution fees	147,702
Custody fees	59,314
Fund accounting fees	45,283
Other fees	33,808

Total Gross Expenses before reductions	1,181,097
Less Expenses reduced by the Advisor	(11,832)

Total Net Expenses	1,169,265

Net Investment Income (Loss)	(801,659)

Realized and Unrealized Gains (Losses) on Investments:
Net realized gains (losses) on investment securities	6,681,748
Net realized gains (losses) on futures contracts	30,335
Change in net unrealized appreciation/depreciation on investments	11,132,320

Net Realized and Unrealized Gains (Losses) on Investments	17,844,403

Change in Net Assets Resulting from Operations	$17,042,744

See accompanying notes to the financial statements.

PROFUNDS VP

ProFund VP Small-Cap Growth

Statements of Changes in Net Assets

	For the year ended December 31, 2003	For the period May 1, 2002(a) through December 31, 2002
From Investment Activities:
Operations:
Net investment income (loss)	$(801,659)	$(130,701)
Net realized gains (losses) on investments	6,712,083	(6,271,951)
Change in net unrealized appreciation/depreciation on investments	11,132,320	1,426,288

Change in net assets resulting from operations	17,042,744	(4,976,364)

Capital Transactions:
Proceeds from shares issued	584,624,502	201,302,155
Cost of shares redeemed	(472,233,428)	(172,358,160)

Change in net assets resulting from capital transactions	112,391,074	28,943,995

Change in net assets	129,433,818	23,967,631

Net Assets:
Beginning of period	23,967,631	—

End of period	$153,401,449	$23,967,631

Share Transactions:
Issued	21,205,364	8,478,539
Redeemed	(17,338,537)	(7,451,634)

Change in shares	3,866,827	1,026,905

(a)	Commencement of operations

See accompanying notes to the financial statements.

PROFUNDS VP

ProFund VP Small-Cap Growth

Financial Highlights

Selected data for a share of beneficial interest outstanding throughout the periods indicated.

	For the year ended December 31, 2003		For the period May 1, 2002(a) through December 31, 2002
Net Asset Value, Beginning of Period	$23.34		$30.00

Investment Activities:
Net investment income (loss)	(0.37	)(b)	(0.21	)(b)
Net realized and unrealized gains (losses) on investments	8.38		(6.45)

Total income (loss) from investment activities	8.01		(6.66)

Net Asset Value, End of Period	$31.35		$23.34

Total Return	34.32%		(22.20	)%(c)
Ratios to Average Net Assets:
Gross expenses(d)	2.00%		2.20%
Net expenses(d)	1.98%		1.98%
Net investment income (loss)(d)	(1.36)%		(1.34)%
Supplemental Data:
Net assets, end of period (000’s)	$153,401		$23,968
Portfolio turnover rate(e)	785%		1,260	%(c)

(a)	Commencement of operations
(b)	Per share net investment income (loss) has been calculated using the daily average shares method.
(c)	Not annualized for periods less than one year.
(d)	Annualized for periods less than one year.
(e)	Portfolio turnover rate is calculated without regard to instruments (including options, swap agreements and futures contracts) having a maturity of less than one year.

See accompanying notes to the financial statements.

ProFund VP Asia 30

The ProFund VP Asia 30 seeks daily investment results, before fees and expenses, that correspond to the daily performance of the ProFunds Asia 30 Index. For the year ended December 31, 2003, the Fund had a total return of 64.92%1, compared to a return of 65.94%2 for the Index. For the year, the Fund achieved an average daily statistical correlation of over 0.99 to the daily performance of the Index.3

The Fund applies a mathematical approach to investing. In doing so it takes positions in securities and/or financial instruments that, in combination, should have similar daily return characteristics as the Index. The ProFunds Asia 30 Index, created by ProFund Advisors, is composed of 30 companies whose principal offices are located in the Asia/Pacific region, excluding Japan, and whose securities are traded on U.S. exchanges or on the NASDAQ as depositary receipts or ordinary shares. The component companies in the ProFunds Asia 30 Index are determined annually based upon their U.S. dollar-traded volume. Their relative weights are determined based on a modified market capitalization method.

The ProFunds Asia 30 Index was very stable over the first four months of the year, before accelerating upward strongly and consistently over the last eight months of the year. The index performance was driven significantly from China’s powerful economic expansion, as the country reported GDP growth of 9.1% in 2003. Also, stock prices of Asian exporters, highly sensitive to the U.S. economy, rose as U.S. economic reports continued to brighten throughout the year. Of the ten highest weighted constituents of the Index at the beginning of the year, the top performer in terms of stock price return was PetroChina (+182.26%) while the worst was SK Telecom (-12.05%).

Value of a $10,000 Investment*

* The line graph represents historical performance of a hypothetical investment of $10,000 in the ProFund VP Asia 30 from May 1, 2002 to December 31, 2003 assuming the reinvestment of distributions.

Average Annual Total Return as of 12/31/031

	1 Year	Since Inception (5/1/02)

ProFund VP Asia 30	64.92%	16.62%

ProFunds Asia 30 Index	65.94%	19.10%

MSCI AC Asia Pacific Free Excluding Japan Index	43.68%	12.29%

1 Past performance does not guarantee future results. Total return calculations assume the reinvestment of distributions and do not reflect the effect of taxes. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and net asset value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. During the period, certain fees were reduced. If such fee reductions had not occurred, the quoted performance would be lower. Performance numbers are net of all Fund expenses but do not include any insurance, sales, or administrative charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower.

2 The ProFunds Asia 30 Index is a price return index and does not reflect the reinvestment of dividends, the impact of transaction costs, nor the deduction of expenses associated with a mutual fund such as investment management and accounting fees. It is not possible to invest directly in an index. The Fund’s performance does reflect the reinvestment of dividends, the impact of transaction costs and the deduction of fees and expenses.

3 1.00 equals perfect correlation.

4 The MSCI AC Asia Pacific Free Excluding Japan Index is a capitalization weighted index generally representative of the performance of the Asia Pacific region excluding the country of Japan.

The above information is not covered by the Report of Independent Auditors.

PROFUNDS VP ProFund VP Asia 30	Schedule of Portfolio Investments December 31, 2003

Common Stocks (100.1%)

	Shares	Value
AsiaInfo Holdings, Inc.*	113,652	$759,195
BHP Billiton, Ltd.ADR	106,641	1,947,265
Chartered Semiconductor Manufacturing, Ltd.ADR*	138,744	1,397,152
China Mobile (Hong Kong), Ltd.ADR	243,909	3,787,906
Chinadotcom Corp.—Class A*	108,855	878,460
CNOOC, Ltd.ADR	38,745	1,546,700
Dr. Reddy’s Laboratories, Ltd.ADR	30,258	957,666
Flextronics International, Ltd.*	83,394	1,237,567
Huaneng Power International, Inc.ADR	25,830	1,792,860
Infosys Technologies, Ltd.ADR	18,450	1,765,665
Kookmin BankADR	33,210	1,256,666
Korea Electric Power (KEPCO) Corp.ADR	114,759	1,192,346
KT Corp.ADR	52,767	1,006,267
Nam Tai Electronics, Inc.	58,500	1,642,680
National Australia Bank, Ltd.ADR	15,498	1,736,551
Netease.com, Inc.ADR*	24,354	898,663
PetroChina Company, Ltd.ADR	105,903	6,041,767
POSCOADR	41,328	1,403,912
PT Telekomunikasi IndonesiaADR	77,859	1,278,445
Rediff.com India Ltd.ADR*	116,973	621,127
Satyam Computer Services, Ltd.ADR	71,955	2,110,440
SINA Corp.*	52,767	1,780,886
SK Telecom Co., Ltd.ADR	69,741	1,300,670
Sohu.com, Inc.*	33,948	1,018,779
Taiwan Semiconductor Manufacturing Co., Ltd.ADR*	257,563	2,637,445
Telecom Corporation of New Zealand, Ltd.ADR	28,044	792,243
The News Corporation, Ltd.ADR	59,040	2,131,344
Tommy Hilfiger Corp.*	67,527	1,000,075
United Microelectronics Corp.ADR*	314,020	1,554,399
Wipro, Ltd.ADR	35,055	1,689,651

TOTAL COMMON STOCKS (Cost $37,882,438)		49,164,792

TOTAL INVESTMENT SECURITIES (Cost $37,882,438)—100.1%		49,164,792
Net other assets (liabilities)—(0.1)%		(26,548)

NET ASSETS—100.0%		$49,138,244

ProFund VP Asia 30 invested, as a percentage of net assets, in the following industries, as of December 31, 2003:

Apparel	2.0%
Banks	6.1%
Electric	6.1%
Electronics	5.9%
Internet	12.1%
Iron/Steel	2.9%
Media	4.3%
Mining	4.0%
Oil & Gas	15.4%
Pharmaceuticals	1.9%
Semiconductors	11.4%
Software	11.3%
Telecommunications	16.7%
Other**	(0.1)%

ProFund VP Asia 30 invested, as a percentage of net assets, in the following countries, as of December 31, 2003:

Australia	11.8%
China	25.2%
Hong Kong	18.0%
India	14.5%
Indonesia	2.6%
Korea	12.5%
New Zealand	1.6%
Singapore	5.4%
Taiwan	8.5%
United States**	(0.1)%

*	Non-income producing security
**	Including debt securities, repurchase agreements, options purchased, and net other assets (liabilities).
ADR	American Depositary Receipt

See accompanying notes to the financial statements.

PROFUNDS VP

ProFund VP Asia 30

Statement of Assets and Liabilities

December 31, 2003
Assets:
Investment securities, at value (cost $37,882,438)	$49,164,792
Dividends receivable	120,667
Receivable for investments sold	2,396,340
Prepaid expenses	72

Total Assets	51,681,871

Liabilities:
Cash overdraft	86,192
Payable for capital shares redeemed	2,379,505
Advisory fees payable	28,846
Management services fees payable	5,769
Administration fees payable	1,742
Administrative services fees payable	19,240
Distribution fees payable	9,626
Other accrued expenses	12,707

Total Liabilities	2,543,627

Net Assets	$49,138,244

Net Assets consist of:
Capital	$43,004,907
Accumulated net investment income (loss)	115,110
Accumulated net realized gains (losses) on investments	(5,264,127)
Net unrealized appreciation (depreciation) on investments	11,282,354

Net Assets	$49,138,244

Shares of Beneficial Interest Outstanding	1,267,730

Net Asset Value (offering and redemption price per share)	$38.76

Statement of Operations

For the year ended December 31, 2003
Investment Income:
Dividends	$523,924
Interest	470

Total Investment Income	524,394

Expenses:
Advisory fees	158,792
Management services fees	31,759
Administration fees	9,891
Transfer agency and administrative service fees	120,011
Distribution fees	52,931
Custody fees	11,463
Fund accounting fees	14,928
Other fees	9,719

Total Gross Expenses before reductions	409,494
Less Expenses reduced by the Advisor	(210)

Total Net Expenses	409,284

Net Investment Income (Loss)	115,110

Realized and Unrealized Gains (Losses) on Investments:
Net realized gains (losses) on investment securities	(2,786,607)
Net realized gains (losses) on futures contracts	21,472
Change in net unrealized appreciation/depreciation on investments	11,050,756

Net Realized and Unrealized Gains (Losses) on Investments	8,285,621

Change in Net Assets Resulting from Operations	$8,400,731

See accompanying notes to the financial statements.

PROFUNDS VP

ProFund VP Asia 30

Statements of Changes in Net Assets

	For the year ended December 31, 2003	For the period May 1, 2002(a) through December 31, 2002
From Investment Activities:
Operations:
Net investment income (loss)	$115,110	$14,812
Net realized gains (losses) on investments	(2,765,135)	(2,498,992)
Change in net unrealized appreciation/depreciation on investments	11,050,756	231,598

Change in net assets resulting from operations	8,400,731	(2,252,582)

Distributions to Shareholders From:
Net investment income	(17,570)	—

Change in net assets resulting from distributions	(17,570)	—

Capital Transactions:
Proceeds from shares issued	207,600,563	99,316,219
Dividends reinvested	17,570	—
Cost of shares redeemed	(185,439,244)	(78,487,443)

Change in net assets resulting from capital transactions	22,178,889	20,828,776

Change in net assets	30,562,050	18,576,194
Net Assets:
Beginning of period	18,576,194	—

End of period	$49,138,244	$18,576,194

Accumulated net investment income (loss)	$115,110	$17,570

Share Transactions:
Issued	6,893,249	4,097,524
Reinvested	472	—
Redeemed	(6,416,222)	(3,307,293)

Change in shares	477,499	790,231

(a)	Commencement of operations

See accompanying notes to the financial statements.

PROFUNDS VP

ProFund VP Asia 30

Financial Highlights

Selected data for a share of beneficial interest outstanding throughout the periods indicated.

	For the year ended December 31, 2003	For the period May 1, 2002(a) through December 31, 2002
Net Asset Value, Beginning of Period	$23.51	$30.00

Investment Activities:
Net investment income (loss)	0.17 (b)	0.06	(b)
Net realized and unrealized gains (losses) on investments	15.09	(6.55)

Total income (loss) from investment activities	15.26	(6.49)

Distributions to Shareholders From:
Net investment income	(0.01)	—

Net Asset Value, End of Period	$38.76	$23.51

Total Return	64.92%	(21.63	)%(c)
Ratios to Average Net Assets:
Gross expenses(d)	1.93%	2.03%
Net expenses(d)	1.93%	1.98%
Net investment income (loss)(d)	0.54%	0.35%
Supplemental Data:
Net assets, end of period (000’s)	$49,138	$18,576
Portfolio turnover rate(e)	831%	1,321	%(c)

(a)	Commencement of operations
(b)	Per share net investment income (loss) has been calculated using the daily average shares method.
(c)	Not annualized for periods less than one year.
(d)	Annualized for periods less than one year.
(e)	Portfolio turnover rate is calculated without regard to instruments (including options, swap agreements and futures contracts) having a maturity of less than one year.

See accompanying notes to the financial statements.

ProFund VP Europe 30

The ProFund VP Europe 30 seeks daily investment results, before fees and expenses, that correspond to the daily performance of the ProFunds Europe 30 Index. For the year ended December 31, 2003, the Fund had a total return of 38.73%1, compared to a return of 38.44%2 for the Index. For the year, the Fund achieved an average daily statistical correlation of over 0.99 to the daily performance of the Index.3

The Fund applies a mathematical approach to investing. In doing so it takes positions in securities and/or financial instruments that, in combination, should have similar daily return characteristics as the Index. The ProFunds Europe 30 Index, created by ProFund Advisors, is composed of 30 companies whose principal offices are located in Europe and whose securities are traded on U.S. exchanges or on the NASDAQ as depositary receipts or ordinary shares. The component companies in the ProFunds Europe 30 Index are determined annually based upon their U.S. dollar-traded volume. Their relative weights are determined based on a modified market capitalization method.

European equities started the year poorly as the threat of the U.S. led war with Iraq hung over the continent. By mid-March the ProFunds Europe 30 Index had dropped by slightly more than 13%. Beginning with the start of the war, and the subsequent fall of Saddam Hussein’s regime, European stocks rallied strongly for the remainder of the year, with only a few minor setbacks. U.S. traded shares of European companies benefited from the depreciation of the dollar. For 2003, the dollar declined against the Euro and the British Pound by 17% and 10%, respectively. Of the ten highest weighted constituents of the Index at the beginning of the year, the top performer in terms of stock price return was HSBC Holdings PLC (+43.36%) while the worst was Nokia Corp (+9.68%).

Value of a $10,000 Investment*

* The line graph represents historical performance of a hypothetical investment of $10,000 in the ProFund VP Europe 30 from October 18, 1999 to December 31, 2003 assuming the reinvestment of distributions.

Average Annual Total Return as of 12/31/031

	1 Year	3 Year	Since Inception (10/18/99)

ProFund VP Europe 30	38.73%	(7.90)%	(4.16)%

ProFunds Europe 30 Index	38.44%	(7.71)%	(4.46)%

Dow Jones STOXX 50 Index	32.51%	(7.92)%	(3.41)%

1 Past performance does not guarantee future results. Total return calculations assume the reinvestment of distributions and do not reflect the effect of taxes. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and net asset value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. During the period, certain fees were reduced. If such fee reductions had not occurred, the quoted performance would be lower. Performance numbers are net of all Fund expenses but do not include any insurance, sales, or administrative charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower.

2 The ProFunds Europe 30 Index is a price return index and does not reflect the reinvestment of dividends, the impact of transaction costs, nor the deduction of expenses associated with a mutual fund such as investment management and accounting fees. It is not possible to invest directly in an index. The Fund’s performance does reflect the reinvestment of dividends, the impact of transaction costs and the deduction of fees and expenses.

3 1.00 equals perfect correlation.

4 The Dow Jones STOXX 50 Index is a capitalization-weighted index of 50 European blue-chip stocks.

The above information is not covered by the Report of Independent Auditors.

PROFUNDS VP ProFund VP Europe 30	Schedule of Portfolio Investments December 31, 2003

Common Stocks (98.8%)

	Shares	Value
Alcatel SAADR*	263,978	$3,392,117
Alcon, Inc.	52,052	3,151,228
ASM Lithography Holding N.V.*	221,221	4,435,481
AstraZeneca PLCADR	109,681	5,306,367
Aventis SAADR	65,065	4,311,207
BP Amoco PLCADR	189,618	9,357,648
Business Objects S.A.ADR*	83,655	2,900,319
DaimlerChrysler AG	92,950	4,296,149
Diageo PLCADR	68,783	3,635,869
Elan Corp., PLC*	477,763	3,291,787
Ericsson (LM) Telephone Co.ADR*	254,683	4,507,889
GlaxoSmithKline PLCADR	159,874	7,453,325
Gucci Group	22,308	1,908,449
HSBC Holdings PLCADR	78,078	6,154,108
Koninklijke (Royal) Philips Electronics NVADR	143,143	4,164,030
Nokia OYJADR	286,286	4,866,862
Novartis AGADR	137,566	6,312,904
Royal Dutch Petroleum Co.ADR	122,694	6,427,939
Ryanair Holdings PLCADR*	50,193	2,541,774
SAP AGADR	115,258	4,790,122
Shell Transport & Trading Co.ADR	111,540	5,022,646
Shire Pharmaceuticals Group PLC*	87,373	2,538,186
Siemens AGADR	68,783	5,498,513
STMicroelectronics NVADR	122,694	3,313,965
Total Fina SAADR	79,937	7,394,972
UBS AG	81,796	5,561,310
Unilever NVADR	48,334	3,136,877
Vivendi Universal SAADR*	146,861	3,565,785
Vodafone Group PLCADR	353,210	8,844,379
Willis Group Holdings, Ltd.	63,206	2,153,428

TOTAL COMMON STOCKS (Cost $112,253,443)		140,235,635

U.S. Government Agency Obligations (1.6%)

	Principal Amount
Federal National Mortgage Association, 0.50%, 01/02/04	$2,313,000	2,312,968

TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS (Cost $2,312,968)		2,312,968

TOTAL INVESTMENT SECURITIES (Cost $114,566,411)—100.4%		142,548,603
Net other assets (liabilities)—(0.4)%		(529,953)

NET ASSETS—100.0%		$142,018,650

Futures Contracts Purchased

	Contracts	Unrealized Appreciation (Depreciation)
S&P 500 Futures Contract expiring March 2004 (Underlying face amount at value $2,215,000)	8	$43,214

ProFund VP Europe 30 invested, as a percentage of net assets, in the following industries, as of December 31, 2003:

Airlines	1.8%
Apparel	1.3%
Auto Manufacturers	3.0%
Banks	8.2%
Beverages	2.6%
Electronics	2.9%
Food	2.2%
Healthcare	2.3%
Healthcare—Products	2.2%
Insurance	1.5%
Media	2.5%
Miscellaneous Manufacturing	3.9%
Oil & Gas	20.0%
Pharmaceuticals	18.3%
Semiconductors	5.5%
Software	5.4%
Telecommunications	15.2%
Other**	1.2%

ProFund VP Europe 30 invested, as a percentage of net assets, in the following countries, as of December 31, 2003:

Finland	3.4%
France	15.3%
Germany	10.3%
Ireland	4.1%
Netherlands	14.1%
Sweden	3.2%
Switzerland	12.9%
United Kingdom	35.5%
United States**	1.2%

*	Non-income producing security
**	Including debt securities, repurchase agreements, options purchased, and net other assets (liabilities).
ADR	American Depositary Receipt

See accompanying notes to the financial statements.

PROFUNDS VP

ProFund VP Europe 30

Statement of Assets and Liabilities

December 31, 2003
Assets:
Investment securities, at value (cost $114,566,411)	$142,548,603
Segregated cash balances with brokers for futures contracts	165,800
Dividends and interest receivable	119,362
Receivable for capital shares issued	332
Prepaid expenses	298

Total Assets	142,834,395

Liabilities:
Cash overdraft	4,836
Payable for capital shares redeemed	579,830
Variation margin on futures contracts	1,000
Advisory fees payable	78,472
Management services fees payable	15,695
Administration fees payable	4,740
Administrative services fees payable	54,685
Distribution fees payable	34,791
Other accrued expenses	41,696

Total Liabilities	815,745

Net Assets	$142,018,650

Net Assets consist of:
Capital	$153,392,804
Accumulated net investment income (loss)	169,354
Accumulated net realized gains (losses) on investments	(39,568,914)
Net unrealized appreciation (depreciation) on investments	28,025,406

Net Assets	$142,018,650

Shares of Beneficial Interest Outstanding	5,688,903

Net Asset Value (offering and redemption price per share)	$24.96

Statement of Operations

For the year ended December 31, 2003
Investment Income:
Dividends	$1,444,962
Interest	33,518

Total Investment Income	1,478,480

Expenses:
Advisory fees	514,551
Management services fees	102,911
Administration fees	32,396
Transfer agency and administrative service fees	351,842
Distribution fees	171,517
Custody fees	35,587
Fund accounting fees	52,753
Other fees	48,467

Total Gross Expenses before reductions	1,310,024
Less Expenses reduced by the Advisor	(898)

Total Net Expenses	1,309,126

Net Investment Income (Loss)	169,354

Realized and Unrealized Gains (Losses) on Investments:
Net realized gains (losses) on investment securities	(879,305)
Net realized gains (losses) on futures contracts	840,669
Change in net unrealized appreciation/depreciation on investments	25,492,572

Net Realized and Unrealized Gains (Losses) on Investments	25,453,936

Change in Net Assets Resulting from Operations	$25,623,290

See accompanying notes to the financial statements.

PROFUNDS VP

ProFund VP Europe 30

Statements of Changes in Net Assets

	For the year ended December 31, 2003	For the year ended December 31, 2002
From Investment Activities:
Operations:
Net investment income (loss)	$169,354	$130,122
Net realized gains (losses) on investments	(38,636)	(11,575,321)
Change in net unrealized appreciation/depreciation on investments	25,492,572	(1,797,172)

Change in net assets resulting from operations	25,623,290	(13,242,371)

Distributions to Shareholders From:
Net investment income	(130,122)	—

Change in net assets resulting from distributions	(130,122)	—

Capital Transactions:
Proceeds from shares issued	392,950,300	524,228,975
Dividends reinvested	130,122	—
Cost of shares redeemed	(309,673,943)	(530,120,763)

Change in net assets resulting from capital transactions	83,406,479	(5,891,788)

Change in net assets	108,899,647	(19,134,159)
Net Assets:
Beginning of period	33,119,003	52,253,162

End of period	$142,018,650	$33,119,003

Accumulated net investment income (loss)	$169,354	$130,122

Share Transactions:
Issued	19,540,491	25,708,782
Reinvested	5,335	—
Redeemed	(15,695,886)	(26,023,929)

Change in shares	3,849,940	(315,147)

See accompanying notes to the financial statements.

PROFUNDS VP

ProFund VP Europe 30

Financial Highlights

Selected data for a share of beneficial interest outstanding throughout the periods indicated.

	For the year ended December 31, 2003	For the year ended December 31, 2002	For the year ended December 31, 2001		For the year ended December 31, 2000	For the period October 18, 1999(a) through December 31, 1999
Net Asset Value, Beginning of Period	$18.01	$24.26	$31.98		$36.82	$30.00

Investment Activities:
Net investment income (loss)	0.05 (b)	0.07 (b)	(0.04	)(b)	0.09 (b)	(0.04)
Net realized and unrealized gains (losses) on investments	6.92	(6.32)	(7.68)		(4.79)	6.86

Total income (loss) from investment activities	6.97	(6.25)	(7.72)		(4.70)	6.82

Distributions to Shareholders From:
Net investment income	(0.02)	—	—		—	—
Net realized gains on investments	—	—	—		(0.14)	—

Total distributions	(0.02)	—	—		(0.14)	—

Net Asset Value, End of Period	$24.96	$18.01	$24.26		$31.98	$36.82

Total Return	38.73%	(25.76)%	(24.14)%		(12.75)%	22.73	%(c)
Ratios to Average Net Assets:
Gross expenses(d)	1.91%	2.03%	1.89%		1.65%	2.39%
Net expenses(d)	1.91%	1.98%	1.89%		1.65%	1.78%
Net investment income (loss)(d)	0.25%	0.33%	(0.14)%		0.26%	(1.00)%
Supplemental Data:
Net assets, end of period (000’s)	$142,019	$33,119	$52,253		$25,004	$3,262
Portfolio turnover rate(e)	376%	1,280%	1,002%		1,434%	100	%(c)

(a)	Commencement of operations
(b)	Per share net investment income (loss) has been calculated using the daily average shares method.
(c)	Not annualized for periods less than one year.
(d)	Annualized for periods less than one year.
(e)	Portfolio turnover rate is calculated without regard to instruments (including options, swap agreements and futures contracts) having a maturity of less than one year.

See accompanying notes to the financial statements.

ProFund VP Japan

The ProFund VP Japan seeks daily investment results, before fees and expenses, that correspond to the daily performance of the Nikkei 225 Stock Average. Since the Japanese markets are not open when this ProFund VP values its shares, it determines its success in meeting this investment objective by comparing its daily return on a given day with the market price performance of related futures contracts traded in the United States. For the year ended December 31, 2003, the Fund had a total return of 26.78%1, compared to a return of 37.73%2 for the Index measured in USD3. The Nikkei futures contracts held in the fund are not sensitive to the dollar/yen exchange rate, which may cause the fund to over or underperform versus the performance of the Nikkei 225 Stock Average measured in USD depending upon whether the dollar rises or falls in value versus the yen. In 2003, the Fund underperformed the Index in U.S. Dollar terms in part, because of a fall in the value of the dollar versus the yen.3 For the year, the Fund achieved an average daily statistical correlation of over 0.99 to the daily performance of the U.S. traded futures contract.

The Fund applies a mathematical approach to investing. In doing so it takes positions in securities and/or financial instruments that, in combination, should have similar daily return characteristics as the Index. The Nikkei 225 Stock Average is a modified price-weighted index of 225 large, actively traded Japanese stocks traded on the Tokyo Stock Exchange. The Index is computed and distributed by the Nihon Keizai Shimbun.

Japanese equities exhibited a similar performance to U.S. equities as the Nikkei 225 was down significantly before rebounding sharply from an April low. The beginning of year decline was exacerbated as SARS threatened to have a significant economic impact in Asia, before fears of an expanding epidemic began to abate. The Index was aided by rising optimism that the country was making progress in implementing necessary reforms to its Financial and Banking sectors. It also benefited from a relatively high weighting in the more sensitive Consumer Cyclical sector and a relatively low weighting in the less sensitive Consumer Non-Cyclical sector. While the Index historically has been positively correlated with the U.S. market, this correlation strengthened over the latter half of the year, as strong U.S. economic news bode well for Japanese exporters whose performance is highly sensitive to the U.S. economy.

Value of a $10,000 Investment*

* The line graph represents historical performance of a hypothetical investment of $10,000 in the ProFund VP Japan from May 1, 2002 to December 31, 2003 assuming the reinvestment of distributions. The Nikkei 225 Stock Average returns are calculated and shown in U.S. dollar terms. The return of the Nikkei 225 Stock Average for 2003 in Japanese Yen terms was 24.45%.

Average Annual Total Return as of 12/31/031

	1 Year	Since Inception (5/1/02)

ProFund VP Japan	26.78%	(4.38)%

Nikkei 225 Stock Average	37.73%	5.87%

1 Past performance does not guarantee future results. Total return calculations assume the reinvestment of distributions and do not reflect the effect of taxes. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and net asset value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. During the period, certain fees were reduced. If such fee reductions had not occurred, the quoted performance would be lower. Performance numbers are net of all Fund expenses but do not include any insurance, sales, or administrative charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower.

2 The Nikkei 225 Stock Average is a price return index and does not reflect the reinvestment of dividends, the impact of transaction costs, nor the deduction of expenses associated with a mutual fund such as investment management and accounting fees. It is not possible to invest directly in an index. The Fund’s performance does reflect the reinvestment of dividends, the impact of transaction costs and the deduction of fees and expenses.

3 The return of the Nikkei 225 Stock Average for 2003 in Japanese Yen terms was 24.45%.

4 1.00 equals perfect correlation.

The above information is not covered by the Report of Independent Auditors.

PROFUNDS VP ProFund VP Japan	Schedule of Portfolio Investments December 31, 2003

U.S. Government Agency Obligations (36.3%)

	Principal Amount	Value
Federal Home Loan Bank, 0.50%, 01/02/04	$4,577,000	$4,576,937
Federal National Mortgage Association, 0.50%, 01/02/04	4,577,000	4,576,936

TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS (Cost $9,153,873)		9,153,873

U.S. Treasury Obligations (18.2%)
U.S. Treasury Bills, 0.50%, 01/02/04	4,577,000	4,576,936

TOTAL U.S. TREASURY OBLIGATIONS (Cost $4,576,936)		4,576,936

Repurchase Agreements (36.3%)
State Street Bank, 0.70%, 01/02/04, dated 12/31/03, with maturity value of $4,576,178 (Fully collateralized by a Federal Home Loan Mortgage Security)	4,576,000	4,576,000
UBS Bank, 0.70%, 01/02/04, dated 12/31/03, with maturity value of $4,577,178 (Fully collateralized by a Federal National Mortgage Association Security)	4,577,000	4,577,000

TOTAL REPURCHASE AGREEMENTS (Cost $9,153,000)		9,153,000

Options Purchased (2.4%)

	Contracts	Value
Nikkei 225 Futures Option expiring January 2004 @ $4,750	20	$600,000

TOTAL OPTIONS PURCHASED (Cost $535,091)		600,000

TOTAL INVESTMENT SECURITIES (Cost $23,418,900)—93.2%		23,483,809
Net other assets (liabilities)—6.8%		1,704,505

NET ASSETS—100.0%		$25,188,314

Futures Contracts Purchased

	Contracts	Unrealized Appreciation (Depreciation)
Nikkei 225 Futures Contract expiring March 2004 (Underlying face amount at value $24,133,750)	449	$1,491,305

See accompanying notes to the financial statements.

PROFUNDS VP

ProFund VP Japan

Statement of Assets and Liabilities

December 31, 2003
Assets:
Investment securities, at value (cost $14,265,900)	$14,330,809
Repurchase agreements, at cost	9,153,000

Total Investments	23,483,809
Segregated cash balances with brokers for futures contracts	2,463,480
Interest receivable	178
Variation margin on futures contracts	1,567
Prepaid expenses	55

Total Assets	25,949,089

Liabilities:
Cash overdraft	2,078
Payable for capital shares redeemed	717,296
Advisory fees payable	15,066
Management services fees payable	3,013
Administration fees payable	909
Administrative services fees payable	10,047
Distribution fees payable	5,026
Other accrued expenses	7,340

Total Liabilities	760,775

Net Assets	$25,188,314

Net Assets consist of:
Capital	$24,115,519
Accumulated net realized gains (losses) on investments	(483,419)
Net unrealized appreciation (depreciation) on investments	1,556,214

Net Assets	$25,188,314

Shares of Beneficial Interest Outstanding	904,891

Net Asset Value (offering and redemption price per share)	$27.84

Statement of Operations

For the year ended December 31, 2003
Investment Income:
Interest	$123,799

Expenses:
Advisory fees	112,282
Management services fees	22,457
Administration fees	7,039
Transfer agency and administrative service fees	85,490
Distribution fees	37,427
Custody fees	9,987
Fund accounting fees	10,929
Other fees	6,415

Total Gross Expenses before reductions	292,026
Less Expenses reduced by the Advisor	(475)

Total Net Expenses	291,551

Net Investment Income (Loss)	(167,752)

Realized and Unrealized Gains (Losses) on Investments:
Net realized gains (losses) on investment securities	(18,249,424)
Net realized gains (losses) on futures contracts	18,011,473
Change in net unrealized appreciation/depreciation on investments	1,286,149

Net Realized and Unrealized Gains (Losses) on Investments	1,048,198

Change in Net Assets Resulting from Operations	$880,446

See accompanying notes to the financial statements.

PROFUNDS VP

ProFund VP Japan

Statements of Changes in Net Assets

	For the year ended December 31, 2003	For the period May 1, 2002(a) through December 31, 2002
From Investment Activities:
Operations:
Net investment income (loss)	$(167,752)	$(26,018)
Net realized gains (losses) on investments	(237,951)	(2,824,574)
Change in net unrealized appreciation/depreciation on investments	1,286,149	270,065

Change in net assets resulting from operations	880,446	(2,580,527)

Capital Transactions:
Proceeds from shares issued	181,351,423	58,296,745
Cost of shares redeemed	(160,115,916)	(52,643,857)

Change in net assets resulting from capital transactions	21,235,507	5,652,888

Change in net assets	22,115,953	3,072,361
Net Assets:
Beginning of period	3,072,361	—

End of period	$25,188,314	$3,072,361

Share Transactions:
Issued	7,399,288	2,326,315
Redeemed	(6,634,322)	(2,186,390)

Change in shares	764,966	139,925

(a)	Commencement of operations

See accompanying notes to the financial statements.

PROFUNDS VP

ProFund VP Japan

Financial Highlights

Selected data for a share of beneficial interest outstanding throughout the periods indicated.

	For the year ended December 31, 2003		For the period May 1, 2002(a) through December 31, 2002
Net Asset Value, Beginning of Period	$21.96		$30.00

Investment Activities:
Net investment income (loss)	(0.28	)(b)	(0.14	)(b)
Net realized and unrealized gains (losses) on investments	6.16		(7.90)

Total income (loss) from investment activities	5.88		(8.04)

Net Asset Value, End of Period	$27.84		$21.96

Total Return	26.78%		(26.80	)%(c)
Ratios to Average Net Assets:
Gross expenses(d)	1.95%		2.06%
Net expenses(d)	1.95%		1.98%
Net investment income (loss)(d)	(1.12)%		(0.85)%
Supplemental Data:
Net assets, end of period (000’s)	$25,188		$3,072
Portfolio turnover rate(e)	—		—

(a)	Commencement of operations
(b)	Per share net investment income (loss) has been calculated using the daily average shares method.
(c)	Not annualized for periods less than one year.
(d)	Annualized for periods less than one year.
(e)	Portfolio turnover rate is calculated without regard to instruments (including options, swap agreements and futures contracts) having a maturity of less than one year.

See accompanying notes to the financial statements.

ProFund VP UltraBull

The ProFund VP UltraBull seeks daily investment results, before fees and expenses, that correspond to twice the daily performance of the S&P 500® Index. Prior to May 1, 2003, ProFund VP UltraBull was named “ProFund VP Bull Plus” and sought daily investment results, before fees and expenses, which corresponded to 150% of the daily performance of the S&P 500 Index. For the year ended December 31, 2003, the Fund had a total return of 52.93%1, compared to a return of 26.38%2 for the Index. For the year, the Fund achieved an average daily statistical correlation of over 0.99 to its daily investment objective.3

The Fund applies a mathematical approach to investing. In doing so it takes positions in securities and/or financial instruments that, in combination, should have similar daily return characteristics as twice that of the Index. The S&P 500 Index is a measure of large-cap U.S. stock market performance. It is a capitalization weighted index of 500 U.S. operating companies and REITS selected by an S&P committee through a non-mechanical process that factors criteria such as liquidity, price, market capitalization, financial viability, and public float. Reconstitution occurs both on a quarterly and on an ongoing basis.

The performance of the S&P 500 Index (and thus the Fund) was driven largely by systemic factors affecting the U.S. equity markets. Improving corporate profit projections and expectations that the interest rate environment would remain low supported higher equity valuations. Investor confidence in the improving economy seemed to outweigh any concerns over corporate scandals. Of the ten highest weighted constituents of the Index at the beginning of the year, the top performers in terms of stock price return were Citigroup (+37.94%), General Electric (+27.23%), and IBM (+19.59%), while the poorest performers were Merck (-13.77%), Johnson & Johnson (-3.82%), and WalMart (+5.03%.) Since this Fund has a daily investment objective that is greater than 100% of the daily performance of the benchmark index, it was impacted proportionally more by the daily performance of the benchmark index and by the factors affecting the index.

Value of a $10,000 Investment*

* The line graph represents historical performance of a hypothetical investment of $10,000 in the ProFund VP UltraBull from January 22, 2001 to December 31, 2003 assuming the reinvestment of distributions. The historical performance information presented reflects performance during a period (prior to May 1, 2003) when the ProFund VP UltraBull sought daily investment results, before fees and expenses, that corresponded to 150% of the daily performance of the S&P 500 Index.

Average Annual Total Return as of 12/31/031

	1 Year	Since Inception (1/22/01)

ProFund VP UltraBull	52.93%	(9.75)%

S&P 500 Index	26.38%	(6.22)%

1 Past performance does not guarantee future results. Total return calculations assume the reinvestment of distributions and do not reflect the effect of taxes. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and net asset value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. During the period, certain fees were reduced. If such fee reductions had not occurred, the quoted performance would be lower. Performance numbers are net of all Fund expenses but do not include any insurance, sales, or administrative charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower. The historical performance information presented reflects performance during a period (prior to May 1, 2003) when the ProFund VP UltraBull sought daily investment results, before fees and expenses, that corresponded to 150% of the daily performance of the S&P 500 Index.

2 The S&P 500 Index is a price return index and does not reflect the reinvestment of dividends, the impact of transaction costs, nor the deduction of expenses associated with a mutual fund such as investment management and accounting fees. It is not possible to invest directly in an index. The Fund’s performance does reflect the reinvestment of dividends, the impact of transaction costs and the deduction of fees and expenses.

3 1.00 equals perfect correlation.

The above information is not covered by the Report of Independent Auditors.

PROFUNDS VP ProFund VP UltraBull	Schedule of Portfolio Investments December 31, 2003

Common Stocks (86.0%)

	Shares	Value

3M Co.	4,500	$382,634
Abbott Laboratories	9,000	419,400
ACE, Ltd.	1,590	65,858
ADC Telecommunications, Inc.*	4,620	13,721
Adobe Systems, Inc.	1,350	53,055
Advanced Micro Devices, Inc.*	2,010	29,949
AES Corp.*	3,570	33,701
Aetna, Inc.	870	58,795
AFLAC, Inc.	2,940	106,369
Agilent Technologies, Inc.*	2,730	79,825
Air Products & Chemicals, Inc.	1,320	69,736
Alberto-Culver Co.—Class B	330	20,816
Albertson’s, Inc.	2,100	47,565
Alcoa, Inc.	4,980	189,240
Allegheny Energy, Inc.*	720	9,187
Allegheny Technologies, Inc.	450	5,949
Allergan, Inc.	750	57,608
Allied Waste Industries, Inc.*	1,200	16,656
Allstate Corp.	4,050	174,231
Alltel Corp.	1,800	83,844
Altera Corp.*	2,190	49,713
Altria Group, Inc.	11,670	635,082
Ambac Financial Group, Inc.	600	41,634
Amerada Hess Corp.	510	27,117
Ameren Corp.	930	42,780
American Electric Power, Inc.	2,280	69,563
American Express Co.	7,410	357,384
American Greetings Corp.—Class A*	390	8,529
American International Group, Inc.	15,000	994,201
American Power Conversion Corp.	1,140	27,873
American Standard Cos.*	420	42,294
AmerisourceBergen Corp.	630	35,375
Amgen, Inc.*	7,410	457,937
AmSouth Bancorp	2,010	49,245
Anadarko Petroleum Corp.	1,440	73,454
Analog Devices, Inc.	2,100	95,864
Andrew Corp.*	870	10,014
Anheuser-Busch Companies, Inc.	4,680	246,542
Anthem, Inc.*	810	60,750
AON Corp.	1,800	43,092
Apache Corp.	930	75,423
Apartment Investment & Management Co.—Class A	540	18,630
Apollo Group, Inc.—Class A*	1,020	69,360
Apple Computer, Inc.*	2,070	44,236
Applera Corp.—Applied Biosystems Group	1,200	24,852
Applied Materials, Inc.*	9,570	214,846
Applied Micro Circuits Corp.*	1,770	10,585
Archer-Daniels-Midland Co.	3,720	56,618
Ashland, Inc.	390	17,183
AT&T Corp.	4,530	91,959
AT&T Wireless Services, Inc.*	15,600	124,644
Autodesk, Inc.	630	15,485
Automatic Data Processing, Inc.	3,420	135,466
AutoNation, Inc.*	1,590	29,208
AutoZone, Inc.*	510	43,457
Avaya, Inc.*	2,400	31,056
Avery Dennison Corp.	630	35,293
Avon Products, Inc.	1,350	91,112

Common Stocks, continued

	Shares	Value

Baker Hughes, Inc.	1,920	$61,747
Ball Corp.	330	19,658
Bank of America Corp.	8,550	687,676
Bank of New York Company, Inc.	4,440	147,053
Bank One Corp.	6,420	292,688
Bard (C.R.), Inc.	300	24,375
Bausch & Lomb, Inc.	300	15,570
Baxter International, Inc.	3,510	107,125
BB&T Corp.	3,150	121,716
Bear Stearns Cos., Inc.	570	45,572
Becton, Dickinson & Co.	1,470	60,476
Bed Bath & Beyond, Inc.*	1,710	74,129
BellSouth Corp.	10,620	300,546
Bemis Company, Inc.	300	15,000
Best Buy Co., Inc.	1,860	97,166
Big Lots, Inc.*	660	9,379
Biogen Idec, Inc.*	1,895	69,698
Biomet, Inc.	1,470	53,523
BJ Services Co.*	900	32,310
Black & Decker Corp.	450	22,194
Block H & R, Inc.	1,020	56,477
BMC Software, Inc.*	1,290	24,059
Boeing Co.	4,830	203,536
Boise Cascade Corp.	510	16,759
Boston Scientific Corp.*	4,710	173,140
Bristol-Myers Squibb Co.	11,160	319,176
Broadcom Corp.—Class A*	1,740	59,317
Brown-Forman Corp.	360	33,642
Brunswick Corp.	540	17,188
Burlington Northern Santa Fe Corp.	2,130	68,906
Burlington Resources, Inc.	1,140	63,133
Calpine Corp.*	2,370	11,400
Campbell Soup Co.	2,370	63,516
Capital One Financial Corp.	1,320	80,903
Cardinal Health, Inc.	2,490	152,288
Carnival Corp.	3,630	144,220
Caterpillar, Inc.	2,010	166,870
Cendant Corp.	5,820	129,610
CenterPoint Energy, Inc.	1,770	17,151
Centex Corp.	360	38,755
CenturyTel, Inc.	840	27,401
Charter One Financial, Inc.	1,290	44,570
ChevronTexaco Corp.	6,150	531,299
Chiron Corp.*	1,080	61,549
Chubb Corp.	1,080	73,548
CIENA Corp.*	2,730	18,127
CIGNA Corp.	810	46,575
Cincinnati Financial Corp.	930	38,948
Cinergy Corp.	1,020	39,586
Cintas Corp.	990	49,629
Circuit City Stores, Inc.	1,200	12,156
Cisco Systems, Inc.*	39,690	964,069
Citigroup, Inc.	29,670	1,440,181
Citizens Communications Co.*	1,650	20,493
Citrix Systems, Inc.*	930	19,725
Clear Channel Communications, Inc.	3,540	165,778
Clorox Co.	1,200	58,272
CMS Energy Corp.*	930	7,924
Coca-Cola Co.	14,100	715,576
Coca-Cola Enterprises, Inc.	2,610	57,081

See accompanying notes to the financial statements.

PROFUNDS VP ProFund VP UltraBull	Schedule of Portfolio Investments December 31, 2003

Common Stocks, continued

	Shares	Value

Colgate-Palmolive Co.	3,090	$154,655
Comcast Corp.—Special Class A*	12,930	425,009
Comerica, Inc.	1,020	57,181
Computer Associates International, Inc.	3,330	91,042
Computer Sciences Corp.*	1,080	47,768
Compuware Corp.*	2,220	13,409
Comverse Technology, Inc.*	1,110	19,525
ConAgra Foods, Inc.	3,090	81,545
Concord EFS, Inc.*	2,670	39,623
ConocoPhillips	3,900	255,723
Consolidated Edison, Inc.	1,290	55,483
Constellation Energy Group, Inc.	960	37,594
Convergys Corp.*	810	14,143
Cooper Industries, Ltd.—Class A	540	31,282
Cooper Tire & Rubber Co.	420	8,980
Coors (Adolph) Co.—Class B	210	11,781
Corning, Inc.*	7,650	79,790
Costco Wholesale Corp.*	2,640	98,155
Countrywide Credit Industries, Inc.	1,070	81,160
Crane Co.	330	10,144
CSX Corp.	1,230	44,206
Cummins, Inc.	240	11,746
CVS Corp.	2,280	82,354
Dana Corp.	840	15,414
Danaher Corp.	870	79,823
Darden Restaurants, Inc.	960	20,198
Deere & Co.	1,380	89,768
Dell, Inc.*	14,730	500,231
Delphi Automotive Systems Corp.	3,210	32,774
Delta Air Lines, Inc.	720	8,503
Deluxe Corp.	300	12,399
Devon Energy Corp.	1,350	77,301
Dillard’s, Inc.—Class A	480	7,901
Dollar General Corp.	1,950	40,931
Dominion Resources, Inc.	1,860	118,724
Donnelley (R.R.) & Sons Co.	660	19,899
Dover Corp.	1,170	46,508
Dow Chemical Co.	5,280	219,489
Dow Jones & Company, Inc.	480	23,928
DTE Energy Co.	960	37,824
Du Pont (E.I.) de Nemours	5,730	262,949
Duke Energy Corp.	5,220	106,749
Dynegy, Inc.—Class A*	2,160	9,245
Eastman Chemical Co.	450	17,789
Eastman Kodak Co.	1,650	42,356
Eaton Corp.	450	48,591
eBay, Inc.*	3,720	240,274
Ecolab, Inc.	1,470	40,234
Edison International*	1,860	40,790
El Paso Corp.	3,510	28,747
Electronic Arts, Inc.*	1,710	81,704
Electronic Data Systems Corp.	2,760	67,730
Eli Lilly & Co.	6,450	453,629
EMC Corp.*	13,830	178,684
Emerson Electric Co.	2,430	157,343
Engelhard Corp.	720	21,564
Entergy Corp.	1,320	75,412
EOG Resources, Inc.	660	30,472
Equifax, Inc.	810	19,845
Equity Office Properties Trust	2,310	66,182

Common Stocks, continued

	Shares	Value

Equity Residential Properties Trust	1,590	$46,921
Exelon Corp.	1,890	125,420
Express Scripts, Inc.—Class A*	450	29,894
Exxon Mobil Corp.	38,010	1,558,410
Family Dollar Stores, Inc.	990	35,521
Fannie Mae	5,580	418,835
Federated Department Stores, Inc.	1,050	49,487
Federated Investors, Inc.—Class B	630	18,497
FedEx Corp.	1,710	115,424
Fifth Third Bancorp	3,270	193,257
First Data Corp.	4,200	172,578
First Tennessee National Corp.	720	31,752
FirstEnergy Corp.	1,890	66,528
Fiserv, Inc.*	1,110	43,856
Fleet Boston Financial Corp.	6,060	264,519
Fluor Corp.	480	19,027
Ford Motor Co.	10,530	168,480
Forest Laboratories, Inc.*	2,100	129,780
Fortune Brands, Inc.	840	60,052
FPL Group, Inc.	1,050	68,691
Franklin Resources, Inc.	1,440	74,966
Freddie Mac	3,990	232,697
Freeport-McMoRan Copper & Gold, Inc.—Class B	990	41,709
Gannett Co., Inc.	1,560	139,090
Gap, Inc.	5,160	119,764
Gateway, Inc.*	1,860	8,556
General Dynamics Corp.	1,140	103,045
General Electric Co.	57,720	1,788,165
General Mills, Inc.	2,160	97,848
General Motors Corp.	3,210	171,414
Genuine Parts Co.	990	32,868
Genzyme Corp.—General Division*	1,290	63,649
Georgia Pacific Corp.	1,470	45,085
Gillette Co.	5,820	213,769
Golden West Financial Corp.	870	89,775
Goodrich Corp.	690	20,486
Goodyear Tire & Rubber Co.*	1,020	8,017
Grainger (W.W.), Inc.	510	24,169
Great Lakes Chemical Corp.	300	8,157
Guidant Corp.	1,740	104,748
Halliburton Co.	2,520	65,520
Harley-Davidson, Inc.	1,740	82,702
Harrah’s Entertainment, Inc.	630	31,355
Hartford Financial Services Group, Inc.	1,620	95,629
Hasbro, Inc.	990	21,067
HCA, Inc.	2,850	122,435
Health Management Associates, Inc.—Class A	1,380	33,120
Heinz (H.J.) Co.	2,010	73,224
Hercules, Inc.*	630	7,686
Hershey Foods Corp.	750	57,743
Hewlett-Packard Co.	17,520	402,434
Hilton Hotels Corp.	2,190	37,515
Home Depot, Inc.	13,080	464,209
Honeywell International, Inc.	4,950	165,479
Humana, Inc.*	930	21,251
Huntington Bancshares, Inc.	1,320	29,700
Illinois Tool Works, Inc.	1,770	148,521
IMS Health, Inc.	1,380	34,307

See accompanying notes to the financial statements.

PROFUNDS VP ProFund VP UltraBull	Schedule of Portfolio Investments December 31, 2003

Common Stocks, continued

	Shares	Value

Ingersoll-Rand Co.—Class A	990	$67,201
Intel Corp.	37,560	1,209,431
International Business Machines Corp.	9,900	917,532
International Flavors & Fragrances, Inc.	540	18,857
International Game Technology	1,980	70,686
International Paper Co.	2,760	118,983
Interpublic Group of Companies, Inc.*	2,370	36,972
Intuit, Inc.*	1,140	60,317
ITT Industries, Inc.	540	40,073
J.P. Morgan Chase & Co.	11,730	430,842
Jabil Circuit, Inc.*	1,140	32,262
Janus Capital Group, Inc.	1,380	22,646
JDS Uniphase Corp.*	8,250	30,113
Jefferson-Pilot Corp.	810	41,027
John Hancock Financial Services, Inc.	1,650	61,875
Johnson & Johnson	17,070	881,835
Johnson Controls, Inc.	510	59,221
Jones Apparel Group, Inc.	720	25,366
KB Home	270	19,580
Kellogg Co.	2,340	89,107
Kerr-McGee Corp.	570	26,499
KeyCorp	2,400	70,368
KeySpan Corp.	900	33,120
Kimberly-Clark Corp.	2,910	171,952
Kinder Morgan, Inc.	720	42,552
King Pharmaceuticals, Inc.*	1,380	21,059
KLA-Tencor Corp.*	1,110	65,124
Knight Ridder, Inc.	450	34,817
Kohls Corp.*	1,950	87,633
Kroger Co.*	4,290	79,408
Leggett & Platt, Inc.	1,110	24,009
Lexmark International Group, Inc.*	750	58,980
Limited, Inc.	2,970	53,549
Lincoln National Corp.	1,020	41,177
Linear Technology Corp.	1,800	75,726
Liz Claiborne, Inc.	630	22,340
Lockheed Martin Corp.	2,580	132,612
Loews Corp.	1,080	53,406
Louisiana-Pacific Corp.*	600	10,728
Lowe’s Cos., Inc.	4,530	250,917
LSI Logic Corp.*	2,190	19,425
Lucent Technologies, Inc.*	24,120	68,501
Manor Care, Inc.	510	17,631
Marathon Oil Corp.	1,770	58,569
Marriott International, Inc.—Class A	1,320	60,984
Marsh & McLennan Companies, Inc.	3,060	146,543
Marshall & Ilsley Corp.	1,290	49,343
Masco Corp.	2,670	73,185
Mattel, Inc.	2,460	47,404
Maxim Integrated Products, Inc.	1,890	94,122
May Department Stores Co.	1,650	47,966
Maytag Corp.	450	12,533
MBIA, Inc.	840	49,753
MBNA Corp.	7,350	182,648
McCormick & Co., Inc.	810	24,381
McDonald’s Corp.	7,290	181,011
McGraw-Hill Companies, Inc.	1,110	77,611
McKesson Corp.	1,680	54,029
MeadWestvaco Corp.	1,140	33,915
Medco Health Solutions, Inc.*	1,560	53,024

Common Stocks, continued

	Shares	Value

MedImmune, Inc.*	1,410	$35,814
Medtronic, Inc.	6,960	338,326
Mellon Financial Corp.	2,460	78,991
Merck & Co., Inc.	12,780	590,436
Mercury Interactive Corp.*	510	24,806
Meredith Corp.	300	14,643
Merrill Lynch & Co., Inc.	5,104	299,350
MetLife, Inc.	4,380	147,475
MGIC Investment Corp.	570	32,456
Micron Technology, Inc.*	3,510	47,280
Microsoft Corp.	62,160	1,711,887
Millipore Corp.*	270	11,624
Molex, Inc.	1,080	37,681
Monsanto Co.	1,500	43,170
Monster Worldwide, Inc.*	660	14,494
Moody’s Corp.	870	52,679
Morgan Stanley Dean Witter & Co.	6,240	361,109
Motorola, Inc.	13,380	188,257
Nabors Industries, Ltd.*	840	34,860
National City Corp.	3,510	119,129
National Semiconductor Corp.*	1,080	42,563
Navistar International Corp.*	390	18,677
NCR Corp.*	540	20,952
Network Appliance, Inc.*	1,980	40,649
New York Times Co.—Class A	870	41,577
Newell Rubbermaid, Inc.	1,590	36,204
Newmont Mining Corp.	2,490	121,039
Nextel Communications, Inc.—Class A*	6,330	177,620
NICOR, Inc.	240	8,170
Nike, Inc.—Class B	1,500	102,689
NiSource, Inc.	1,500	32,910
Noble Corp.*	780	27,908
Nordstrom, Inc.	780	26,754
Norfolk Southern Corp.	2,250	53,213
North Fork Bancorp, Inc.	870	35,209
Northern Trust Corp.	1,260	58,489
Northrop Grumman Corp.	1,050	100,380
Novell, Inc.*	2,160	22,723
Novellus Systems, Inc.*	870	36,584
Nucor Corp.	450	25,200
NVIDIA Corp.*	930	21,623
Occidental Petroleum Corp.	2,220	93,773
Office Depot, Inc.*	1,800	30,078
Omnicom Group	1,080	94,316
Oracle Corp.*	30,060	396,792
PACCAR, Inc.	660	56,179
Pactiv Corp.*	900	21,510
Pall Corp.	720	19,318
Parametric Technology Corp.*	1,530	6,028
Parker Hannifin Corp.	690	41,055
Paychex, Inc.	2,160	80,352
Penney (J.C.) Co.	1,560	40,997
Peoples Energy Corp.	210	8,828
PeopleSoft, Inc.*	2,160	49,248
PepsiCo, Inc.	9,870	460,139
PerkinElmer, Inc.	720	12,290
Pfizer, Inc.	43,890	1,550,633
PG&E Corp.*	2,370	65,815
Phelps Dodge Corp.*	510	38,806
Pinnacle West Capital Corp.	510	20,410

See accompanying notes to the financial statements.

PROFUNDS VP ProFund VP UltraBull	Schedule of Portfolio Investments December 31, 2003

Common Stocks, continued

	Shares	Value

Pitney Bowes, Inc.	1,350	$54,837
Plum Creek Timber Company, Inc.	1,050	31,973
PMC-Sierra, Inc.*	990	19,949
PNC Financial Services Group	1,590	87,021
Power-One, Inc.*	480	5,198
PPG Industries, Inc.	990	63,380
PPL Corp.	1,020	44,625
Praxair, Inc.	1,860	71,052
Principal Financial Group, Inc.	1,860	61,510
Procter & Gamble Co.	7,470	746,103
Progress Energy, Inc.	1,410	63,817
Progressive Corp.	1,230	102,816
Prologis Trust	1,020	32,732
Providian Financial Corp.*	1,680	19,555
Prudential Financial, Inc.	3,120	130,322
Public Service Enterprise Group, Inc.	1,350	59,130
Pulte Homes, Inc.	360	33,703
QLogic Corp.*	540	27,864
Qualcomm, Inc.	4,590	247,539
Quest Diagnostics, Inc.*	600	43,866
Qwest Communications International, Inc.*	10,170	43,934
R.J. Reynolds Tobacco Holdings	480	27,912
RadioShack Corp.	930	28,532
Raytheon Co.	2,400	72,096
Reebok International, Ltd.	330	12,976
Regions Financial Corp.	1,290	47,988
Robert Half International, Inc.*	990	23,107
Rockwell Collins, Inc.	1,020	30,631
Rockwell International Corp.	1,080	38,448
Rohm & Haas Co.	1,290	55,096
Rowan Companies, Inc.*	540	12,512
Ryder System, Inc.	360	12,294
Sabre Holdings Corp.	810	17,488
SAFECO Corp.	810	31,533
Safeway, Inc.*	2,550	55,871
Sanmina-SCI Corp.*	2,970	37,452
Sara Lee Corp.	4,530	98,346
SBC Communications, Inc.	19,020	495,851
Schering-Plough Corp.	8,460	147,119
Schlumberger, Ltd.	3,360	183,859
Schwab (Charles) Corp.	7,800	92,352
Scientific-Atlanta, Inc.	870	23,751
Sealed Air Corp.*	480	25,987
Sears, Roebuck & Co.	1,470	66,870
Sempra Energy	1,290	38,777
Sherwin-Williams Co.	840	29,182
Siebel Systems, Inc.*	2,850	39,530
Sigma-Aldrich Corp.	390	22,300
Simon Property Group, Inc.	1,110	51,437
SLM Corp.	2,580	97,214
Snap-on, Inc.	330	10,639
Solectron Corp.*	4,800	28,368
Southern Co.	4,200	127,049
SouthTrust Corp.	1,920	62,842
Southwest Airlines Co.	4,530	73,114
Sprint Corp. (FON Group)	5,190	85,220
Sprint Corp. (PCS Group)*	5,940	33,383
St. Jude Medical, Inc.*	990	60,737
St. Paul Companies, Inc.	1,320	52,338

Common Stocks, continued

	Shares	Value

Stanley Works	480	$18,178
Staples, Inc.*	2,850	77,805
Starbucks Corp.*	2,250	74,385
Starwood Hotels & Resorts Worldwide, Inc.	1,170	42,085
State Street Corp.	1,920	99,994
Stryker Corp.	1,140	96,911
Sun Microsystems, Inc.*	18,780	84,322
SunGard Data Systems, Inc.*	1,650	45,722
Sunoco, Inc.	450	23,018
SunTrust Banks, Inc.	1,620	115,830
SuperValu, Inc.	780	22,300
Symantec Corp.*	1,770	61,331
Symbol Technologies, Inc.	1,320	22,295
Synovus Financial Corp.	1,740	50,321
Sysco Corp.	3,720	138,495
T. Rowe Price Group, Inc.	720	34,135
Target Corp.	5,250	201,600
TECO Energy, Inc.	1,080	15,563
Tektronix, Inc.	480	15,168
Tellabs, Inc.*	2,400	20,232
Temple-Inland, Inc.	300	18,801
Tenet Healthcare Corp.*	2,670	42,854
Teradyne, Inc.*	1,110	28,250
Texas Instruments, Inc.	9,960	292,624
Textron, Inc.	780	44,507
The Pepsi Bottling Group, Inc.	1,500	36,270
Thermo Electron Corp.*	930	23,436
Thomas & Betts Corp.	330	7,554
Tiffany & Co.	840	37,968
Time Warner, Inc.*	26,010	467,920
TJX Companies, Inc.	2,880	63,504
Torchmark Corp.	660	30,056
Toys R Us, Inc.*	1,230	15,547
Transocean Sedco Forex, Inc.*	1,830	43,938
Travelers Property Casualty Corp.—Class B	5,790	98,256
Tribune Co.	1,800	92,880
Tupperware Corp.	330	5,722
TXU Corp.	1,860	44,119
Tyco International, Ltd.	11,490	304,485
U.S. Bancorp	11,100	330,558
Union Pacific Corp.	1,470	102,136
Union Planters Corp.	1,080	34,009
Unisys Corp.*	1,890	28,067
United Parcel Service, Inc.—Class B	6,450	480,847
United States Steel Corp.	600	21,012
United Technologies Corp.	2,700	255,879
UnitedHealth Group, Inc.	3,360	195,484
Univision Communications, Inc.—Class A*	1,860	73,823
Unocal Corp.	1,500	55,245
UnumProvident Corp.	1,710	26,967
UST, Inc.	960	34,262
Veritas Software Corp.*	2,460	91,414
Verizon Communications, Inc.	15,870	556,719
VF Corp.	630	27,241
Viacom, Inc.—Class B	10,050	446,019
Visteon Corp.	750	7,808
Vulcan Materials Co.	570	27,115

See accompanying notes to the financial statements.

PROFUNDS VP ProFund VP UltraBull	Schedule of Portfolio Investments December 31, 2003

Common Stocks, continued

	Shares	Value

Wachovia Corp.	7,620	$355,015
Wal-Mart Stores, Inc.	24,870	1,319,353
Walgreen Co.	5,880	213,914
Walt Disney Co.	11,760	274,361
Washington Mutual, Inc.	5,160	207,020
Waste Management, Inc.	3,360	99,456
Waters Corp.*	690	22,880
Watson Pharmaceuticals, Inc.*	630	28,980
Wellpoint Health Networks, Inc.*	870	84,381
Wells Fargo & Co.	9,720	572,410
Wendy’s International, Inc.	660	25,898
Weyerhaeuser Co.	1,260	80,640
Whirlpool Corp.	390	28,333
Williams Companies, Inc.	2,970	29,165
Winn-Dixie Stores, Inc.	810	8,060
Worthington Industries, Inc.	510	9,195
Wrigley (WM.) JR Co.	1,290	72,511
Wyeth	7,650	324,743
Xcel Energy, Inc.	2,280	38,714
Xerox Corp.*	4,560	62,928
Xilinx, Inc.*	1,980	76,705
XL Capital, Ltd.—Class A	780	60,489
Yahoo!, Inc.*	3,780	170,743
YUM! Brands, Inc.*	1,680	57,792
Zimmer Holdings, Inc.*	1,380	97,152
Zions Bancorp	510	31,278

TOTAL COMMON STOCKS (Cost $51,050,508)		58,710,010

U.S. Government Agency Obligations (4.8%)

	Principal Amount	Value
Federal National Mortgage Association, 0.50%, 01/02/04	$3,300,000	$3,299,954

TOTAL U.S. GOVERNMENT AGENCY OBLIGATION (Cost $3,299,954)		3,299,954

TOTAL INVESTMENT SECURITIES (Cost $54,350,462)—90.8%		62,009,964
Net other assets (liabilities)—9.2%		6,307,557

NET ASSETS—100.0%		$68,317,521

Futures Contracts Purchased

	Contracts	Unrealized Appreciation (Depreciation)
S&P 500 Futures Contract expiring March 2004 (Underlying face amount at value $48,176,250)	174	$1,647,667
E-Mini S&P 500 Futures Contract expiring March 2004 (Underlying face amount at value $332,250)	6	14,391

Swap Agreements

	Units	Unrealized Appreciation (Depreciation)
Equity Index Swap Agreement based on the S&P 500 Index expiring 01/29/04 (Underlying notional amount at value $23,278,185)	19,412	$350,847
Equity Index Swap Agreement based on the S&P 500 Index expiring 05/27/04 (Underlying notional amount at value $6,696,421)	6,022	100,907

See accompanying notes to the financial statements.

PROFUNDS VP ProFund VP UltraBull	Schedule of Portfolio Investments December 31, 2003

ProFund VP UltraBull invested, as a percentage of net assets, in the following industries, as of December 31, 2003:

Advertising	0.2%
Aerospace/Defense	1.3%
Agriculture	1.1%
Airlines	0.1%
Apparel	0.3%
Auto Manufacturers	0.6%
Auto Parts & Equipment	0.2%
Banks	6.0%
Beverages	2.3%
Biotechnology	1.0%
Building Materials	0.2%
Chemicals	1.4%
Commercial Services	0.8%
Computers	3.7%
Cosmetics/Personal Care	2.0%
Distribution/Wholesale	0.1%
Diversified Financial Services	6.1%
Electric	2.2%
Electrical Components & Equipment	0.3%
Electronics	0.5%
Engineering & Construction	0.1%
Entertainment	0.1%
Environmental Control	0.2%
Food	1.6%
Forest Products & Paper	0.5%
Gas	0.1%
Hand/Machine Tools	0.1%
Healthcare—Products	2.9%
Healthcare—Services	1.0%
Home Builders	0.1%
Home Furnishings	0.1%
Household Products/Wares	0.2%
Housewares	0.1%
Insurance	4.2%
Internet	0.7%
Iron/Steel	0.1%
Leisure Time	0.4%
Lodging	0.3%
Machinery—Diversified	0.3%
Machinery—Construction & Mining	0.2%
Media	3.3%
Metal Fabricate/Hardware	0.1%
Mining	0.6%
Miscellaneous Manufacturing	4.6%
Office/Business Equipment	0.2%
Oil & Gas	4.5%
Oil & Gas Services	0.5%

Packaging & Containers	0.1%
Pharmaceuticals	6.2%
Pipelines	0.2%
Real Estate Investment Trust	0.3%
Retail	6.1%
Savings & Loans	0.4%
Semiconductors	3.7%
Software	4.4%
Telecommunications	5.5%
Textiles	0.1%
Toys/Games/Hobbies	0.1%
Transportation	1.3%
Trucking & Leasing	0.1%
Other**	14.0%

*	Non-income producing securities
**	Including debt securities, repurchase agreements, options purchased, and net other assets (liabilities).

See accompanying notes to the financial statements.

PROFUNDS VP

ProFund VP UltraBull

Statement of Assets and Liabilities

December 31, 2003
Assets:
Investment securities, at value (cost $54,350,462)	$62,009,964
Cash	807,737
Segregated cash balances with brokers for futures contracts	3,492,070
Dividends and interest receivable	66,823
Receivable for capital shares issued	1,895,927
Unrealized appreciation on swap agreements	451,754
Prepaid expenses	445

Total Assets	68,724,720

Liabilities:
Payable for capital shares redeemed	279,851
Variation margin on futures contracts	21,582
Advisory fees payable	35,136
Management services fees payable	7,027
Administration fees payable	2,229
Administrative services fees payable	22,654
Distribution fees payable	14,425
Other accrued expenses	24,295

Total Liabilities	407,199

Net Assets	$68,317,521

Net Assets consist of:
Capital	$72,510,969
Accumulated net realized gains (losses) on investments	(13,966,762)
Net unrealized appreciation (depreciation) on investments	9,773,314

Net Assets	$68,317,521

Shares of Beneficial Interest Outstanding	3,078,203

Net Asset Value (offering and redemption price per share)	$22.19

Statement of Operations

For the year ended December 31, 2003
Investment Income:
Dividends	$546,187
Interest	62,020

Total Investment Income	608,207

Expenses:
Advisory fees	297,895
Management services fees	59,579
Administration fees	18,982
Transfer agency and administrative service fees	215,307
Distribution fees	98,751
Custody fees	54,695
Fund accounting fees	35,977
Other fees	40,232

Total Gross Expenses before reductions	821,418
Less Expenses reduced by the Advisor	(87,740)

Total Net Expenses	733,678

Net Investment Income (Loss)	(125,471)

Realized and Unrealized Gains (Losses) on Investments:
Net realized gains (losses) on investment securities	(23,259,258)
Net realized gains (losses) on futures contracts	33,701,333
Net realized gains (losses) on swap agreements	3,494,669
Change in net unrealized appreciation/depreciation on investments	6,291,597

Net Realized and Unrealized Gains (Losses) on Investments	20,228,341

Change in Net Assets Resulting from Operations	$20,102,870

See accompanying notes to the financial statements.

PROFUNDS VP

ProFund VP UltraBull

Statements of Changes in Net Assets

	For the year ended December 31, 2003	For the year ended December 31, 2002
From Investment Activities:
Operations:
Net investment income (loss)	$(125,471)	$(257,636)
Net realized gains (losses) on investments	13,936,744	(27,955,070)
Change in net unrealized appreciation/depreciation on investments	6,291,597	(3,410,068)

Change in net assets resulting from operations	20,102,870	(31,622,774)

Capital Transactions:
Proceeds from shares issued	681,554,558	1,303,472,303
Cost of shares redeemed	(675,627,718)	(1,293,747,570)

Change in net assets resulting from capital transactions	5,926,840	9,724,733

Change in net assets	26,029,710	(21,898,041)
Net Assets:
Beginning of period	42,287,811	64,185,852

End of period	$68,317,521	$42,287,811

Accumulated net investment income (loss)	$—	$737

Share Transactions:
Issued	42,851,094	71,283,187
Redeemed	(42,686,917)	(71,195,947)

Change in shares	164,177	87,240

See accompanying notes to the financial statements.

PROFUNDS VP

ProFund VP UltraBull

Financial Highlights

Selected data for a share of beneficial interest outstanding throughout the periods indicated.

	For the year ended December 31, 2003		For the year ended December 31, 2002		For the period January 22, 2001(a) through December 31, 2001
Net Asset Value, Beginning of Period	$14.51		$22.71		$30.00

Net investment income (loss)	(0.05	)(b)	(0.08	)(b)	(0.09	)(b)
Net realized and unrealized gains (losses) on investments	7.73		(8.12)		(7.20)

Total income (loss) from investment activities	7.68		(8.20)		(7.29)

Net Asset Value, End of Period	$22.19		$14.51		$22.71

Total Return	52.93%		(36.11)%		(24.30	)%(c)
Ratio to Average Net Assets:
Gross expenses(d)	2.07%		2.12%		1.94%
Net expenses(d)	1.84%		1.98%		1.94%
Net investment income (loss)(d)	(0.32)%		(0.46)%		(0.42)%
Supplemental Data:
Net assets, end of period (000’s)	$68,318		$42,288		$64,186
Portfolio turnover rate(e)	1,124%		1,249%		682	%(c)

(a)	Commencement of operations
(b)	Per share net investment income (loss) has been calculated using the daily average shares method.
(c)	Not annualized for periods less than one year.
(d)	Annualized for periods less than one year.
(e)	Portfolio turnover rate is calculated without regard to instruments (including options, swap agreements and futures contracts) having a maturity of less than one year.

See accompanying notes to the financial statements.

ProFund VP UltraMid-Cap

The ProFund VP UltraMid-Cap seeks daily investment results, before fees and expenses, that correspond to twice the daily performance of the S&P MidCap 400® Index. For the year ended December 31, 2003, the Fund had a total return of 70.09%1, compared to a return of 34.02%2 for the Index. For the year, the Fund achieved an average daily statistical correlation of over 0.99 to 200% the daily performance of the Index.3

The Fund applies a mathematical approach to investing. In doing so it takes positions in securities and/or financial instruments that, in combination, should have similar daily return characteristics as twice that of the Index. The S&P MidCap 400 Index is a measure of mid-size company U.S. stock market performance. It is a capitalization weighted index of 400 U.S. operating companies and REITS. Securities are selected for inclusion in the index by an S&P committee through a non-mechanical process that factors criteria such as liquidity, price, market capitalization, financial viability, and public float. Reconstitution occurs both on a quarterly and ongoing basis.

Mid-cap stocks continued to avoid the full brunt of the corporate governance and financial reporting scandals that continued to impact the large-cap segment of the market, helping this index to outperform the S&P 500. Mid-cap stocks also benefited from the strengthening U.S. economic picture and reduced credit spreads that led to reduced borrowing costs. Since this Fund has a daily investment objective that is greater than 100% of the daily performance of the benchmark index, it was impacted proportionally more by the daily performance of the benchmark index and by the factors affecting the index than an unleveraged Fund.

Value of a $10,000 Investment*

* The line graph represents historical performance of a hypothetical investment of $10,000 in the ProFund VP UltraMid-Cap from May 1, 2002 to December 31, 2003 assuming the reinvestment of distributions.

Average Annual Total Return as of 12/31/031

	1 Year	Since Inception (5/1/02)

ProFund VP UltraMid-Cap	70.09%	(1.08)%

S&P MidCap 400 Index	34.02%	3.94%

1 Past performance does not guarantee future results. Total return calculations assume the reinvestment of distributions and do not reflect the effect of taxes. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and net asset value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. During the period, certain fees were reduced. If such fee reductions had not occurred, the quoted performance would be lower. Performance numbers are net of all Fund expenses but do not include any insurance, sales, or administrative charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower.

2 The S&P MidCap 400 Index is a price return index and does not reflect the reinvestment of dividends, the impact of transaction costs, nor the deduction of expenses associated with a mutual fund such as investment management and accounting fees. It is not possible to invest directly in an index. The Fund’s performance does reflect the reinvestment of dividends, the impact of transaction costs and the deduction of fees and expenses.

3 1.00 equals perfect correlation.

The above information is not covered by the Report of Independent Auditors.

PROFUNDS VP ProFund VP UltraMid-Cap	Schedule of Portfolio Investments December 31, 2003

Common Stocks (83.2%)

	Shares	Value

3Com Corp.*	12,122	$99,037
99 Cents Only Stores*	2,233	60,805
Abercrombie & Fitch Co.—Class A*	3,509	86,707
Activision, Inc.*	2,871	52,252
Acxiom Corp.*	2,871	53,314
ADTRAN, Inc.	2,552	79,112
Advanced Fibre Communications, Inc.*	2,871	57,851
AdvancePCS*	3,190	167,985
Advent Software, Inc.*	1,276	22,241
Affiliated Computer Services, Inc.— Class A*	4,466	243,217
AGCO Corp.*	2,552	51,397
AGL Resources, Inc.	1,914	55,697
Airgas, Inc.	2,233	47,965
Alaska Air Group, Inc.*	957	26,117
Albemarle Corp.	1,276	38,242
Alexander & Baldwin, Inc.	1,276	42,988
ALLETE, Inc.	2,871	87,853
Alliant Energy Corp.	3,509	87,374
Allmerica Financial Corp.*	1,914	58,894
AMB Property Corp.	2,552	83,910
American Eagle Outfitters, Inc.*	2,552	41,853
American Financial Group, Inc.	2,233	59,085
AmeriCredit Corp.*	4,785	76,225
Amerus Group Co.	1,276	44,622
Ametek, Inc.	1,276	61,580
Apogent Technologies, Inc.*	3,190	73,498
Applebee’s International, Inc.	1,914	75,163
Apria Healthcare Group, Inc.*	1,914	54,492
Aquilla, Inc.*	6,380	21,628
Arch Coal, Inc.	1,914	59,659
Arrow Electronics, Inc.*	3,509	81,198
Arthur J. Gallagher & Co.	2,871	93,279
ArvinMeritor, Inc.	2,233	53,860
Ascential Software Corp.*	2,233	57,902
Associated Banc Corp.	2,552	108,843
Astoria Financial Corp.	2,871	106,801
Atmel Corp.*	15,950	95,860
Avnet, Inc.*	4,147	89,824
Avocent Corp.*	1,595	58,249
Bandag, Inc.	638	26,286
Bank of Hawaii Corp.	1,914	80,771
Banknorth Group, Inc.	5,423	176,410
Banta Corp.	957	38,759
Barnes & Noble, Inc.*	2,233	73,354
Barr Laboratories, Inc.*	2,233	171,829
Beckman Coulter, Inc.	2,233	113,503
Belo (A.H.) Corp.—Class A	3,828	108,486
BJ’s Wholesale Club, Inc.*	2,552	58,594
Black Hills Corp.	957	28,547
Blyth, Inc.	1,595	51,391
Bob Evans Farms, Inc.	1,276	41,419
Borders Group, Inc.*	2,871	62,932
BorgWarner, Inc.	957	81,412
Bowater, Inc.	1,914	88,638
Boyd Gaming Corp.	1,914	30,892
Brink’s Co.	1,914	43,276
Brinker International, Inc.*	3,190	105,780
Brown & Brown, Inc.	2,233	72,818
C.H. Robinson Worldwide, Inc.	2,871	108,840

Common Stocks, continued

	Shares	Value

Cabot Corp.	2,233	$71,099
Cabot Microelectronics Corp.*	957	46,893
Cadence Design Systems, Inc.*	8,613	154,862
Callaway Golf Co.	2,552	43,001
Career Education Corp.*	3,190	127,823
Carlisle Cos., Inc.	957	58,243
Carmax, Inc.*	3,828	118,400
Carpenter Technology Corp.	638	18,866
Catalina Marketing Corp.*	1,914	38,586
CBRL Group, Inc.	1,914	73,230
CDW Corp.	2,871	165,829
Ceridian Corp.*	5,104	106,878
Certegy, Inc.	2,233	73,242
Charles River Laboratories International, Inc.*	1,595	54,756
CheckFree Holdings Corp.*	2,552	70,563
Chico’s FAS, Inc.*	2,552	94,296
Choicepoint, Inc.*	2,871	109,356
Church & Dwight, Inc.	1,276	50,530
Cincinnati Bell, Inc.*	7,975	40,274
City National Corp.	1,595	99,081
Claire’s Stores, Inc.	3,190	60,100
CNF, Inc.	1,595	54,071
Coach, Inc.*	6,380	240,846
Colonial BancGroup, Inc.	4,147	71,826
Commerce Bancorp, Inc.	2,552	134,439
Commscope, Inc.*	2,233	36,465
Community Health Systems*	2,871	76,311
Compass Bancshares, Inc.	4,466	175,558
Constellation Brands, Inc.*	3,509	115,551
Cooper Cameron Corp.*	1,914	89,192
Copart, Inc.*	3,190	52,635
Corinthian Colleges, Inc.*	1,276	70,895
Covance, Inc.*	2,233	59,844
Coventry Health Care, Inc.*	2,233	144,005
Credence Systems Corp.*	1,914	25,188
Cree Research, Inc.*	2,552	45,145
Crompton Corp.	3,828	27,447
CSG Systems International, Inc.*	1,914	23,906
Cullen/Frost Bankers, Inc.	1,595	64,709
Cypress Semiconductor Corp.*	4,147	88,580
Cytec Industries, Inc.*	1,276	48,986
CYTYC Corp.*	4,147	57,063
D.R. Horton, Inc.	5,104	220,799
Dean Foods Co.*	5,104	167,767
DENTSPLY International, Inc.	2,552	115,274
DeVry, Inc.*	2,233	56,115
Dial Corp.	3,190	90,819
Diebold, Inc.	2,552	137,476
Dollar Tree Stores, Inc.*	3,828	115,070
Donaldson Co., Inc.	1,595	94,360
DPL, Inc.	4,466	93,250
DST Systems, Inc.*	4,147	173,179
Dun & Bradstreet Corp.*	2,552	129,412
Duquesne Light Holdings, Inc.	1,914	35,103
Dycom Industries, Inc.*	1,595	42,778
E*TRADE Group, Inc.*	12,122	153,343
Eaton Vance Corp.	2,233	81,817
Education Management Corp.*	2,552	79,214
Edwards (A.G.), Inc.	2,871	104,016

See accompanying notes to the financial statements.

PROFUNDS VP ProFund VP UltraMid-Cap	Schedule of Portfolio Investments December 31, 2003

Common Stocks, continued

	Shares	Value

Edwards Lifesciences Corp.*	1,914	$57,573
EGL, Inc.*	1,595	28,008
Emmis Communications Corp.*	1,914	51,774
Energizer Holdings, Inc.*	3,190	119,817
Energy East Corp.	3,828	85,747
Ensco International, Inc.	4,466	121,341
Entercom Communications Corp.*	1,595	84,471
Equitable Resources, Inc.	2,233	95,840
Everest Re Group, Ltd.	1,914	161,924
Expeditors International of Washington, Inc.*	3,828	144,163
Express Scripts, Inc.—Class A*	2,871	190,721
Extended Stay America, Inc.	3,190	46,191
Fair, Isaac & Co., Inc.	1,595	78,410
Fairchild Semiconductor International, Inc.*	3,828	95,585
Fastenal Co.	2,552	127,447
Federal Signal Corp.	1,595	27,944
Ferro Corp.	1,276	34,720
Fidelity National Financial, Inc.	4,785	185,561
First American Financial Corp.	2,233	66,476
First Health Group Corp.*	3,509	68,285
FirstMerit Corp.	2,871	77,431
Flowserve Corp.*	1,914	39,964
FMC Corp.*	1,276	43,550
FMC Technologies, Inc.*	2,233	52,029
Forest Oil Corp.*	1,595	45,569
Furniture Brands International, Inc.	1,914	56,138
Gartner Group, Inc.*	4,466	50,510
GATX Corp.	1,595	44,628
Gentex Corp.	2,552	112,696
Gilead Sciences, Inc.*	6,699	389,480
Glatfelter (P.H.) Co.	1,595	19,858
Graco, Inc.	1,595	63,960
Granite Construction, Inc.	1,276	29,973
Grant Prideco, Inc.*	4,147	53,994
Great Plains Energy, Inc.	2,233	71,054
Greater Bay Bancorp	1,595	45,426
GreenPoint Financial Corp.	4,785	169,006
GTECH Holdings Corp.	1,914	94,724
Hanover Compressor Co.*	2,233	24,898
Harris Corp.	2,233	84,742
Harsco Corp.	1,276	55,914
Harte-Hanks, Inc.	4,785	104,074
Hawaiian Electric Industries, Inc.	1,276	60,444
HCC Insurance Holdings, Inc.	2,233	71,009
Health Net, Inc.*	3,828	125,176
Helmerich & Payne, Inc.	1,595	44,548
Henry (Jack) & Associates, Inc.	3,190	65,650
Henry Schein, Inc.*	1,595	107,790
Herman Miller, Inc.	2,552	61,937
Hibernia Corp.	5,423	127,495
Highwoods Properties, Inc.	1,914	48,616
Hillenbrand Industries, Inc.	2,233	138,580
HON Industries, Inc.	1,914	82,915
Horace Mann Educators Corp.	1,276	17,826
Hormel Foods Corp.	4,785	123,501
Hospitality Properties Trust	2,233	92,178
Hovnanian Enterprises—Class A*	957	83,316
Hubbell, Inc.—Class B	1,914	84,407
IDACORP, Inc.	1,276	38,178

Common Stocks, continued

	Shares	Value

Imation Corp.	1,276	$44,851
IMC Global, Inc.	3,828	38,012
Independence Community Bank Corp.	1,914	68,847
IndyMac Bancorp, Inc.	1,914	57,018
Integrated Circuit Systems, Inc.*	2,233	63,618
Integrated Device Technology, Inc.*	3,509	60,250
International Rectifier Corp.*	2,233	110,333
International Speedway Corp.	1,914	85,479
Internet Security Systems, Inc.*	1,595	30,034
Intersil Corp.—Class A	4,785	118,907
Interstate Bakeries Corp.	1,595	22,697
Investment Technology Group, Inc.*	1,595	25,759
Investors Financial Services Corp.	2,233	85,770
IVAX Corp.*	6,699	159,972
J.B. Hunt Transport Services, Inc.*	2,552	68,930
Jacobs Engineering Group, Inc.*	1,914	91,891
JetBlue Airways Corp.*	3,190	84,598
JM Smucker Co.	1,595	72,238
Keane, Inc.*	2,233	32,691
Kelly Services, Inc.—Class A	1,276	36,417
KEMET Corp.*	2,871	39,304
Kennametal, Inc.	1,276	50,721
Korn/Ferry International*	1,276	17,022
Krispy Kreme Doughnuts, Inc.*	1,914	70,052
L-3 Communications Holdings, Inc.*	2,552	131,071
LaBranche & Co., Inc.	1,914	22,336
Lam Research Corp.*	4,466	144,251
Lancaster Colony Corp.	1,276	57,624
Lattice Semiconductor Corp.*	3,828	37,055
Lear Corp.	2,233	136,950
Lee Enterprises, Inc.	1,595	69,622
Legg Mason, Inc.	2,233	172,344
Lennar Corp.—Class B	2,552	244,993
Leucadia National Corp.	2,233	102,941
Liberty Property Trust	2,552	99,272
LifePoint Hospitals, Inc.*	1,276	37,578
Lincare Holdings, Inc.*	3,190	95,796
Longs Drug Stores Corp.	1,276	31,568
Longview Fibre Co.	1,595	19,698
LTX Corp.*	1,595	23,973
Lubrizol Corp.	1,595	51,869
Lyondell Chemical Co.	5,742	97,326
M&T Bank Corp.	3,190	313,577
Mack-Cali Realty Corp.	1,914	79,661
Macromedia, Inc.*	1,914	34,146
Macrovision Corp.*	1,595	36,031
Mandalay Resort Group	2,233	99,860
Manpower, Inc.	2,552	120,148
Martin Marietta Materials	1,595	74,917
McDATA Corp.—Class A*	3,828	36,481
MDU Resources Group, Inc.	3,828	91,145
Media General, Inc.—Class A	638	41,534
Mentor Graphics Corp.*	2,233	32,468
Mercantile Bankshares Corp.	2,871	130,860
Michaels Stores, Inc.	2,233	98,699
Micrel, Inc.*	3,190	49,700
Microchip Technology, Inc.	6,699	223,478
Millennium Pharmaceuticals, Inc.*	9,570	178,672
Minerals Technologies, Inc.	638	37,802
Modine Manufacturing Co.	1,276	34,426

See accompanying notes to the financial statements.

PROFUNDS VP ProFund VP UltraMid-Cap	Schedule of Portfolio Investments December 31, 2003

Common Stocks, continued

	Shares	Value

Mohawk Industries, Inc.*	2,233	$157,516
MONY Group, Inc.*	1,595	49,908
MPS Group, Inc.*	3,509	32,809
Murphy Oil Corp.	3,190	208,340
Mylan Laboratories, Inc.	6,061	153,101
National Commerce Financial Corp.	7,018	191,451
National Fuel Gas Co.	2,871	70,167
National Instruments Corp.	1,914	87,030
National-Oilwell, Inc.*	2,871	64,196
Neiman Marcus Group, Inc.—Class A*	1,595	85,604
Network Associates, Inc.*	5,104	76,764
New Plan Excel Realty Trust, Inc.	3,190	78,697
New York Community Bancorp	4,466	169,931
Newport Corp.*	1,276	21,092
Noble Energy, Inc.	1,914	85,039
Nordson Corp.	1,276	44,060
Northeast Utilities System	4,785	96,513
NSTAR	1,914	92,829
O’Reilly Automotive, Inc.*	1,914	73,421
OGE Energy Corp.	2,871	69,449
Ohio Casualty Corp.*	1,914	33,227
Old Republic International Corp.	6,120	155,203
Olin Corp.	1,914	38,395
Omnicare, Inc.	3,190	128,844
ONEOK, Inc.	2,552	56,348
Outback Steakhouse, Inc.	2,552	112,824
Oxford Health Plans, Inc.*	2,871	124,889
PacifiCare Health Systems, Inc.*	1,276	86,258
Packaging Corp. of America	3,509	76,707
Park Place Entertainment Corp.*	10,208	110,553
Patterson Dental Co.*	2,233	143,269
Patterson-UTI Energy, Inc.*	2,552	84,012
Payless ShoeSource, Inc.*	1,914	25,648
Peabody Energy Corp.	1,595	66,528
Pentair, Inc.	1,595	72,892
Pepco Holdings, Inc.	3,509	68,566
PepsiAmericas, Inc.	5,423	92,842
Perrigo Co.	2,552	40,117
Petsmart, Inc.	4,785	113,883
Pharmaceutical Resources, Inc.*	957	62,349
Philadelphia Suburban Corp.	2,871	63,449
Pier 1 Imports, Inc.	3,190	69,733
Pioneer Natural Resources Co.*	3,828	122,228
Plantronics, Inc.*	1,595	52,077
Plexus Corp.*	1,276	21,909
PMI Group, Inc.	3,190	118,764
PNM Resources, Inc.	1,276	35,856
Pogo Producing Co.	1,914	92,446
Polycom, Inc.*	3,509	68,496
Potlatch Corp.	957	33,275
Powerwave Technologies, Inc.*	2,233	17,082
Precision Castparts Corp.	1,914	86,915
Price Communications Corp.*	1,914	26,279
Pride International, Inc.*	4,466	83,246
Protective Life Corp.	2,233	75,565
Protein Design Labs, Inc.*	2,871	51,391
Provident Financial Group, Inc.	1,595	50,960
Puget Energy, Inc.	2,871	68,244
Quanta Services, Inc.*	3,828	27,944
Quantum Corp.*	5,423	16,920

Common Stocks, continued

	Shares	Value

Questar Corp.	2,871	$100,916
Radian Group, Inc.	3,190	155,513
Raymond James Financial Corp.	1,595	60,132
Rayonier, Inc.	1,595	66,208
Reader’s Digest Association, Inc.	3,509	51,442
Republic Services, Inc.	5,742	147,168
Retek, Inc.*	1,914	17,762
Reynolds & Reynolds Co.	2,233	64,869
RF Micro Devices, Inc.*	5,742	57,707
Rollins, Inc.	1,595	35,967
Ross Stores, Inc.	5,104	134,898
RPM, Inc.	3,828	63,009
RSA Security, Inc.*	1,914	27,179
Ruby Tuesday, Inc.	1,914	54,530
Ruddick Corp.	1,595	28,551
Saks, Inc.*	4,785	71,966
Sandisk Corp.*	2,233	136,526
SCANA Corp.	3,509	120,183
Scholastic Corp.*	1,276	43,435
SEI Investments Co.	3,828	116,639
Semtech Corp.*	2,552	58,007
Sensient Technologies Corp.	1,595	31,533
Sepracor, Inc.*	2,871	68,703
Sequa Corp.—Class A*	319	15,631
SICOR, Inc.*	4,147	112,798
Sierra Pacific Resources*	3,828	28,098
Silicon Laboratories, Inc.*	1,595	68,936
Silicon Valley Bancshares*	1,276	46,025
Six Flags, Inc.*	3,190	23,989
Smith International, Inc.*	3,190	132,449
Smithfield Foods, Inc.*	3,828	79,240
Sonoco Products Co.	3,190	78,538
Sotheby’s Holdings, Inc.—Class A*	2,233	30,503
Sovereign Bancorp, Inc.	9,570	227,288
SPX Corp.*	2,552	150,083
StanCorp Financial Group, Inc.	957	60,176
Stericycle, Inc.*	1,276	59,589
STERIS Corp.*	2,233	50,466
Storage Technology Corp.*	3,509	90,357
Superior Industries International, Inc.	957	41,649
Swift Transportation Co., Inc.*	2,871	60,348
Sybase, Inc.*	3,509	72,215
Sylvan Learning Systems, Inc.*	1,276	36,736
Synopsys, Inc.*	5,104	172,311
TCF Financial Corp.	2,552	131,045
Tech Data Corp.*	1,914	75,967
Tecumseh Products Co.	638	30,898
Teleflex, Inc.	1,276	61,669
Telephone & Data Systems, Inc.	1,914	119,721
The Cheesecake Factory, Inc.*	1,595	70,228
The Scotts Co.—Class A*	957	56,616
Tidewater, Inc.	1,914	57,190
Timberland Co.—Class A*	1,276	66,441
Titan Corp.*	2,552	55,659
Toll Brothers, Inc.*	2,233	88,784
Tootsie Roll Industries, Inc.	1,914	68,904
Transaction Systems Architects, Inc.*	1,276	28,876
Triad Hospitals, Inc.*	2,552	84,905
Trinity Industries, Inc.	1,595	49,190
TriQuint Semiconductor, Inc.*	4,466	31,575

See accompanying notes to the financial statements.

PROFUNDS VP ProFund VP UltraMid-Cap	Schedule of Portfolio Investments December 31, 2003

Common Stocks, continued

	Shares	Value

Tyson Foods, Inc.—Class A	12,122	$160,495
Unifi, Inc.*	1,914	12,345
United Dominion Realty Trust, Inc.	3,828	73,498
United Rentals, Inc.*	2,552	49,152
Unitrin, Inc.	2,233	92,469
Universal Corp.	957	42,271
Universal Health Services, Inc.— Class B	1,914	102,820
Valassis Communications, Inc.*	1,914	56,176
Valeant Pharmaceuticals International	2,871	72,206
Valero Energy Corp.	3,828	177,390
Valspar Corp.	1,595	78,824
Varco International, Inc.*	3,190	65,810
Varian Medical Systems, Inc.*	2,233	154,300
Varian, Inc.*	957	39,936
Vectren Corp.	2,552	62,907
Vertex Pharmaceuticals, Inc.*	2,552	26,107
Viad Corp.	3,190	79,750
Vishay Intertechnology, Inc.*	5,423	124,187
VISX, Inc.*	1,595	36,924
W.R. Berkley Corp.	2,871	100,341
Waddell & Reed Financial, Inc.	2,871	67,354
Washington Federal, Inc.	2,233	63,417
Washington Post Co.—Class B	319	252,456
Wausau-Mosinee Paper Corp.	1,914	25,877
Weatherford International, Ltd.*	4,466	160,776
Webster Financial Corp.	1,595	73,147
Werner Enterprises, Inc.	2,552	49,738
Westamerica Bancorporation	1,276	63,417
Westar Energy, Inc.	2,552	51,678
Western Gas Resources, Inc.	1,276	60,291
Westwood One, Inc.*	3,509	120,042
WGL Holdings, Inc.	1,595	44,325
Whole Foods Market, Inc.*	1,914	128,487
Williams-Sonoma, Inc.*	3,828	133,099
Wilmington Trust Corp.	2,233	80,388
Wind River Systems, Inc.*	2,871	25,150
Wisconsin Energy Corp.	3,828	128,046
WPS Resources Corp.	957	44,242
XTO Energy, Inc.	6,061	171,526
York International Corp.	1,276	46,957
Zebra Technologies Corp.*	1,595	105,861

TOTAL COMMON STOCKS (Cost $27,771,657)		32,165,511

U.S. Government Agency Obligations (19.6%)

	Principal Amount
Federal National Mortgage Association, 0.50%, 1/2/04	$7,583,000	7,582,895

TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS (Cost $7,582,895)		7,582,895

TOTAL INVESTMENT SECURITIES (Cost $35,354,552)—102.8%		39,748,406
Net other assets (liabilities)—(2.8)%		(1,095,018)

NET ASSETS—100.0%		$38,653,388

Futures Contracts Purchased

	Contracts	Unrealized Appreciation (Depreciation)
S&P MidCap 400 Futures Contract expiring March 2004 (Underlying face amount at value $15,546,600)	54	$424,532

Swap Agreements

	Units	Unrealized Appreciation (Depreciation)
Equity Index Swap Agreement based on the S&P MidCap 400 Index expiring 02/27/04 (Underlying notional amount at value $29,832,973)	87,391	$509,109

ProFund VP UltraMid-Cap invested, as a percentage of net assets, in the following industries, as of December 31, 2003:

Advertising	0.4%
Aerospace/Defense	0.5%
Agriculture	0.1%
Airlines	0.3%
Apparel	0.8%
Auto Parts & Equipment	1.0%
Banks	5.8%
Beverages	0.5%
Biotechnology	0.7%
Building Materials	0.3%
Chemicals	2.0%
Coal	0.3%
Commercial Services	2.7%
Communication Services	0.3%
Computers	3.8%
Distribution/Wholesale	1.0%
Diversified Financial Services	2.0%
Electric	3.8%
Electrical Components & Equipment	0.7%
Electronics	1.3%
Engineering & Construction	0.4%
Entertainment	0.6%
Environmental Control	0.5%
Food	2.3%
Forest Products & Paper	0.7%
Gas	0.4%
Hand/Machine Tools	0.1%
Health Care	0.2%
Healthcare—Products	2.7%
Healthcare—Services	2.4%
Home Builders	1.7%
Home Furnishings	0.1%
Household Products/Wares	0.6%
Insurance	4.6%
Internet	0.9%
Iron/Steel	0.1%
Leisure Time	0.1%
Lodging	0.7%
Machinery—Diversified	0.9%
Media	2.1%
Metal Fabricat/Hardware	0.2%
Miscellaneous Manufacturing	1.7%
Office Furnishings	0.4%

See accompanying notes to the financial statements.

PROFUNDS VP ProFund VP UltraMid-Cap	Schedule of Portfolio Investments December 31, 2003

Oil & Gas	3.2%
Oil & Gas Services	1.8%
Packaging & Containers	0.4%
Pharmaceuticals	4.5%
Pipelines	0.9%
Real Estate Investment Trust	1.4%
Retail	6.1%
Savings & Loans	2.3%
Semiconductors	3.5%
Software	2.3%
Telecommunications	2.0%
Textiles	0.6%
Transportation	1.4%
Trucking & Leasing	0.1%
Other**	16.8%

*	Non-income producing security
**	Including debt securities, repurchase agreements, options purchased and net other assets (liabilities).

See accompanying notes to the financial statements.

PROFUNDS VP ProFund VP UltraMid-Cap	Schedule of Portfolio Investments December 31, 2003

Statement of Assets and Liabilities

December 31, 2003
Assets:
Investment securities, at value (cost $35,354,552)	$39,748,406
Cash	126,331
Segregated cash balances with brokers for futures contracts	1,203,313
Dividends and interest receivable	24,508
Receivable for investments sold	20,164,720
Unrealized appreciation on swap agreements	509,109
Prepaid expenses	77

Total Assets	61,776,464

Liabilities:
Payable for capital shares redeemed	22,892,160
Variation margin on futures contracts	135,095
Advisory fees payable	35,026
Management services fees payable	7,005
Administration fees payable	1,957
Administrative services fees payable	20,974
Distribution fees payable	11,450
Other accrued expenses	19,409

Total Liabilities	23,123,076

Net Assets	$38,653,388

Net Assets consist of:
Capital	$30,677,394
Accumulated net realized gains (losses) on investments	2,648,499
Net unrealized appreciation (depreciation) on investments	5,327,495

Net Assets	$38,653,388

Shares of Beneficial Interest Outstanding	1,312,308

Net Asset Value (offering and redemption price per share)	$29.46

Statement of Operations

For the year ended December 31, 2003
Investment Income:
Dividends	$167,932
Interest	76,014

Total Investment Income	243,946

Expenses:
Advisory fees	167,351
Management services fees	33,470
Administration fees	10,475
Transfer agency and administrative service fees	120,468
Distribution fees	55,456
Custody fees	43,352
Fund accounting fees	19,447
Other fees	15,367

Total Gross Expenses before reductions	465,386
Less Expenses reduced by the Advisor	(23,764)

Total Net Expenses	441,622

Net Investment Income (Loss)	(197,676)

Realized and Unrealized Gains (Losses) on Investments:
Net realized gains (losses) on investment securities	2,481,768
Net realized gains (losses) on futures contracts	87,413
Net realized gains (losses) on swap agreements	4,440,298
Change in net unrealized appreciation/depreciation on investments	4,544,429

Net Realized and Unrealized Gains (Losses) on Investments	11,553,908

Change in Net Assets Resulting from Operations	$11,356,232

See accompanying notes to the financial statements.

PROFUNDS VP

ProFund VP UltraMid-Cap

Statements of Changes in Net Assets

	For the year ended December 31, 2003	For the period May 1, 2002(a) through December 31, 2002
From Investment Activities:
Operations:
Net investment income (loss)	$(197,676)	$(48,816)
Net realized gains (losses) on investments	7,009,479	(7,293,223)
Change in net unrealized appreciation/depreciation on investments	4,544,429	783,066

Change in net assets resulting from operations	11,356,232	(6,558,973)

Capital Transactions:
Proceeds from shares issued	397,432,347	379,471,152
Cost of shares redeemed	(390,912,434)	(352,134,936)

Change in net assets resulting from capital transactions	6,519,913	27,336,216

Change in net assets	17,876,145	20,777,243
Net Assets:
Beginning of period	20,777,243	—

End of period	$38,653,388	$20,777,243

Accumulated net investment income (loss)	$—	$(1,514)

Share Transactions:
Issued	17,884,061	19,455,653
Redeemed	(17,771,340)	(18,256,066)

Change in shares	112,721	1,199,587

(a)	Commencement of operations

See accompanying notes to the financial statements.

PROFUNDS VP

ProFund VP UltraMid-Cap

Financial Highlights

Selected data for a share of beneficial interest outstanding throughout the periods indicated.

	For the year ended December 31, 2003		For the period May 1, 2002(a) through December 31, 2002
Net Asset Value, Beginning of Period	$17.32		$30.00

Investment Activities:
Net investment income (loss)	(0.20	)(b)	(0.09	)(b)
Net realized and unrealized gains (losses) on investments	12.34		(12.59)

Total income (loss) from investment activities	12.14		(12.68)

Net Asset Value, End of Period	$29.46		$17.32

Total Return	70.09%		(42.27	)%(c)
Ratios to Average Net Assets:
Gross expenses(d)	2.08%		2.36%
Net expenses(d)	1.98%		1.98%
Net investment income (loss)(d)	(0.88)%		(0.72)%
Supplemental Data:
Net assets, end of period (000’s)	$38,653		$20,777
Portfolio turnover rate(e)	1,202%		2,654	%(c)

(a)	Commencement of operations
(b)	Per share net investment income (loss) has been calculated using the daily average shares method.
(c)	Not annualized for periods less than one year.
(d)	Annualized for periods less than one year.
(e)	Portfolio turnover rate is calculated without regard to instruments (including options, swap agreements and futures contracts) having a maturity of less than one year.

See accompanying notes to the financial statements.

ProFund VP UltraSmall-Cap

The ProFund VP UltraSmall-Cap seeks daily investment results, before fees and expenses, that correspond to twice the daily performance of the Russell 2000® Index. For the year ended December 31, 2003, the Fund had a total return of 99.45%1, compared to a return of 45.37%2 for the Index. For the year, the Fund achieved an average daily statistical correlation of over 0.99 to 200% the daily performance of the Index.3

The Fund applies a mathematical approach to investing. In doing so it takes positions in securities and/or financial instruments that, in combination, should have similar daily return characteristics as twice that of the Index. The Russell 2000 Index is a measure of small-cap U.S. stock market performance. It is an adjusted market capitalization weighted index containing approximately 2000 of the smallest companies in the Russell 3000 Index or approximately 8% of the total market capitalization of the Russell 3000 Index, which in turn represents approximately 98% of the investable U.S. equity market.

The Russell 2000 Index well outpaced large-cap benchmarks such as the S&P 500 in 2003. As a whole, small-cap stocks were amongst performance leaders in 2003 as they benefited from decreasing credit spreads and the resulting reduction in their cost of debt. Small cap stocks also seemed to be less negatively impacted by terrorism fears as they typically are not considered as likely to be terrorist targets. The outperformance of small-cap stocks over large-cap stocks is typical in the early recovery phase of an economic cycle. Since this Fund has a daily investment objective that is greater than 100% of the daily performance of the benchmark index, it was impacted proportionally more by the daily performance of the benchmark index and by the factors affecting the index.

Value of a $10,000 Investment*

* The line graph represents historical performance of a hypothetical investment of $10,000 in the ProFund VP UltraSmall-Cap from October 18, 1999 to December 31, 2003 assuming the reinvestment of distributions.

Average Annual Total Return as of 12/31/031

	1 Year	3 Year	Since Inception (10/18/99)

ProFund VP UltraSmall-Cap	99.45%	1.88%	(0.29)%

Russell 2000 Index	45.37%	4.82%	7.62%

1 Past performance does not guarantee future results. Total return calculations assume the reinvestment of distributions and do not reflect the effect of taxes. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and net asset value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. During the period, certain fees were reduced. If such fee reductions had not occurred, the quoted performance would be lower. Performance numbers are net of all Fund expenses but do not include any insurance, sales, or administrative charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower.

2 The Russell 2000 Index is a price return index and does not reflect the reinvestment of dividends, the impact of transaction costs, nor the deduction of expenses associated with a mutual fund such as investment management and accounting fees. It is not possible to invest directly in an index. The Fund’s performance does reflect the reinvestment of dividends, the impact of transaction costs and the deduction of fees and expenses.

3 1.00 equals perfect correlation.

The above information is not covered by the Report of Independent Auditors.

PROFUNDS VP ProFund VP UltraSmall-Cap	Schedule of Portfolio Investments December 31, 2003

Common Stocks (83.9%)

	Shares	Value

@ROAD, Inc.*	2,574	$34,234
Aaron Rents, Inc.	3,146	63,329
Abgenix, Inc.*	8,294	103,343
Able Laboratories, Inc.*	3,718	67,184
ABM Industries, Inc.	4,862	84,647
Accredo Health, Inc.*	4,576	144,647
Actel Corp.*	2,002	48,248
Activision, Inc.*	8,294	150,950
Actuant Corp.*	3,432	124,238
Acuity Brands, Inc.	3,718	95,924
Adaptec, Inc.*	10,296	90,914
Adolor Corp.*	2,860	57,257
Advanced Digital Information Corp.*	5,720	80,080
Advanced Energy Industries, Inc.*	1,430	37,252
Advanced Medical Optics, Inc.*	2,574	50,579
Advanced Neuromodulation Systems, Inc.*	1,716	78,902
Advent Software, Inc.*	2,860	49,850
Advisory Board Co.*	858	29,953
ADVO, Inc.	5,148	163,500
Aeroflex, Inc.*	4,862	56,837
Aeropostale, Inc.*	2,002	54,895
Affiliated Managers Group, Inc.*	3,718	258,736
Agile Software Corp.*	4,004	39,640
AirTran Holdings, Inc.*	6,292	74,875
Akamai Technologies, Inc.*	9,724	104,533
Alaska Air Group, Inc.*	3,432	93,659
Albany International Corp.—Class A	3,718	126,040
Albany Molecular Research, Inc.*	2,288	34,366
Albemarle Corp.	2,860	85,714
Alexander & Baldwin, Inc.	4,004	134,894
Alexandria Real Estate Equities, Inc.	2,574	149,035
Alfa Corp.	3,146	40,458
Align Technology, Inc.*	4,004	66,146
Alkermes, Inc.*	6,006	81,081
Allegheny Energy, Inc.*	16,874	215,312
Allegheny Technologies, Inc.	16,874	223,075
Alliance Gaming Corp.*	4,576	112,798
Allmerica Financial Corp.*	6,864	211,206
Alpharma, Inc.	8,580	172,457
Amcore Financial, Inc.	2,288	61,822
American Eagle Outfitters, Inc.*	4,862	79,737
American Greetings Corp.—Class A*	16,588	362,779
American Healthways, Inc.*	2,288	54,615
American Italian Pasta Co.*	2,288	95,867
American Management Systems, Inc.*	4,004	60,340
American Medical Systems Holdings, Inc.*	1,716	37,409
American States Water Co.	2,288	57,200
AMERIGROUP Corp.*	2,860	121,979
Amerus Group Co.	3,718	130,018
Amli Residential Properties Trust	7,436	199,285
AMN Healthcare Services, Inc.*	4,004	68,709
AMR Corp.*	14,872	192,593
AmSurg Corp.*	2,574	97,529
Analogic Corp.	572	23,452
Anchor BanCorp Wisconsin, Inc.	1,716	42,728
Andrew Corp.*	14,014	161,301
Anixter International, Inc.*	6,864	177,640
AnnTaylor Stores Corp.*	6,292	245,389
ANSYS, Inc.*	1,144	45,417

Common Stocks, continued

	Shares	Value

Anteon International Corp.*	2,002	$72,172
Anthracite Capital, Inc.	14,586	161,467
Anworth Mortgage Asset Corp.	6,006	83,664
Applera Corp.—Celera Genomics Group*	16,302	226,760
Applied Industrial Technologies, Inc.	1,430	34,120
aQuantive, Inc.*	5,148	52,767
Aquilla, Inc.*	17,446	59,142
Arbitron, Inc.*	4,004	167,048
Arch Chemicals, Inc.	1,716	44,033
Arch Coal, Inc.	5,148	160,463
Argosy Gaming Co.*	3,146	81,765
Ariba, Inc.*	94,666	283,997
Arkansas Best Corp.	2,002	62,843
Arrow International, Inc.	2,002	50,010
Ascential Software Corp.*	5,434	140,903
Ask Jeeves, Inc.*	3,146	57,006
Asyst Technologies, Inc.*	3,432	59,545
Atherogenics, Inc.*	4,862	72,687
ATMI, Inc.*	3,432	79,416
Atmos Energy Corp.	4,576	111,197
Atrix Laboratories, Inc.*	1,716	41,253
Aviall, Inc.*	2,860	44,359
Avid Technology, Inc.*	2,860	137,280
Avista Corp.	4,576	82,917
Axcelis Technologies, Inc.*	9,438	96,456
Aztar Corp.*	4,290	96,526
Baldor Electric Co.	2,574	58,816
Bandag, Inc.	1,716	70,699
Bankatlantic Bancorp, Inc.—Class A	14,872	282,568
BankUnited Financial Corp.—Class A*	2,574	66,383
Banta Corp.	3,146	127,413
BARRA, Inc.	1,430	50,751
Bay View Capital Corp.	6,006	12,853
Beazer Homes U.S.A., Inc.	2,574	251,377
Bedford Property Investors, Inc.	2,288	65,505
Bel Fuse, Inc.—Class B	3,718	121,318
Belden, Inc.	3,432	72,381
Benchmark Electronics, Inc.*	5,434	189,158
Beverly Enterprises, Inc.*	8,580	73,702
BioMarin Pharmaceutical, Inc.*	6,006	46,661
Biosite Diagnostics, Inc.*	858	24,839
BJ’s Wholesale Club, Inc.*	10,010	229,831
Black Box Corp.	1,430	65,880
Black Hills Corp.	2,860	85,314
Bob Evans Farms, Inc.	3,146	102,119
Borland Software Corp.*	8,294	80,701
Boston Private Financial Holdings, Inc.	1,716	42,625
Bowne & Co., Inc.	3,146	42,660
Boyd Gaming Corp.	3,432	55,392
Brady Corp.—Class A	2,574	104,891
Brandywine Realty Trust	10,296	275,625
Briggs & Stratton Corp.	2,002	134,935
Bright Horizons Family Solutions, Inc.*	858	36,036
Brink’s Co.	6,006	135,796
Brookline Bancorp, Inc.	29,458	451,887
Brooks Automation, Inc.*	3,432	82,951
Brown Shoe Company, Inc.	2,574	97,632
Burlington Coat Factory Warehouse Corp.	1,716	36,311
C&D Technologies, Inc.	2,860	54,826
Cabot Microelectronics Corp.*	3,432	168,168

See accompanying notes to the financial statements.

PROFUNDS VP ProFund VP UltraSmall-Cap	Schedule of Portfolio Investments December 31, 2003

Common Stocks, continued

	Shares	Value

Cabot Oil & Gas Corp.	2,288	$67,153
CACI International, Inc.—Class A*	4,290	208,579
Cal Dive International, Inc.*	3,146	75,850
California Water Service Group	1,430	39,182
Callaway Golf Co.	10,010	168,668
Cambrex Corp.	1,716	43,346
Capital Automotive REIT	2,288	73,216
CARBO Ceramics, Inc.	858	43,973
Carpenter Technology Corp.	1,716	50,742
Casey’s General Stores, Inc.	4,004	70,711
Cash America International, Inc.	2,288	48,460
Catalina Marketing Corp.*	9,724	196,036
Cathay Bancorp, Inc.	1,430	79,622
Cato Corp.—Class A	1,430	29,315
CEC Entertainment, Inc.*	3,432	162,642
Cell Genesys, Inc.*	3,146	40,709
Centene Corp.*	1,430	40,054
Central Garden & Pet Co.*	1,430	40,083
Central Pacific Financial Corp.	1,144	34,366
Cerner Corp.*	2,574	97,426
CH Energy Group, Inc.	1,144	53,654
Champion Enterprises, Inc.*	4,862	34,034
Charming Shoppes, Inc.*	9,724	52,510
Charter Communications, Inc.—Class A*	39,468	158,662
Charter Municipal Mortgage Acceptance Co.	7,722	163,166
Checkpoint Systems, Inc.*	11,154	210,922
Chiquita Brands International, Inc.*	6,578	148,202
Chittenden Corp.	4,290	144,316
Choice Hotels International, Inc.*	1,716	60,489
Christopher & Banks Corp.	5,148	100,540
Ciber, Inc.*	5,720	49,535
Cima Labs, Inc.*	1,430	46,647
Cimarex Energy Co.*	3,718	99,233
Cincinnati Bell, Inc.*	24,596	124,210
Cirrus Logic, Inc.*	6,578	50,453
Citizens Banking Corp.	4,004	131,011
City Holding Co.	1,430	50,050
Clarcor, Inc.	2,860	126,126
CLECO Corp.	4,004	71,992
CMGI, Inc.*	35,464	63,126
CMS Energy Corp.*	18,018	153,513
CNET Networks, Inc.*	9,724	66,318
Coeur d’Alene Mines Corp.*	17,160	99,184
Cognex Corp.	4,290	121,150
Coherent, Inc.*	4,004	95,295
Cohu, Inc.	2,002	38,338
Colonial Properties Trust	1,430	56,628
Columbia Laboratories, Inc.*	7,150	45,045
Commerce Group, Inc.	2,002	79,079
Commercial Federal Corp.	5,434	145,142
Commercial Metals Co.	3,432	104,333
Commercial NET Lease Realty	5,434	96,725
Commonwealth Telephone Enterprises, Inc.*	2,002	75,576
Commscope, Inc.*	23,452	382,970
Community Bank System, Inc.	858	42,042
Community First Bankshares, Inc.	3,432	99,322
Comstock Resources, Inc.*	4,862	93,837
Conexant Systems, Inc.*	25,740	127,928
CONMED Corp.*	2,574	61,261
Connecticut Bancshares, Inc.	858	44,221

Common Stocks, continued

	Shares	Value

Connetics Corp.*	3,432	$62,325
Continental Airlines, Inc.—Class B*	10,010	162,863
Cooper Companies, Inc.	4,862	229,145
Cooper Tire & Rubber Co.	14,300	305,734
Copart, Inc.*	6,292	103,818
Corn Products International, Inc.	4,290	147,791
Cornerstone Realty Income Trust, Inc.	5,148	45,096
Corporate Office Properties Trust	4,576	96,096
Correctional Properties Trust	2,288	65,894
Corrections Corp. of America*	5,434	156,662
Corus Bankshares, Inc.	1,144	36,105
Corvis Corp.*	29,172	49,592
Cost Plus, Inc.*	2,002	82,082
CoStar Group, Inc.*	1,144	47,682
Covance, Inc.*	7,436	199,285
Cray, Inc.*	6,578	65,320
Credence Systems Corp.*	6,006	79,039
Crompton Corp.	13,728	98,430
Crown Holdings, Inc.*	15,730	142,514
CSG Systems International, Inc.*	6,006	75,015
CSK Auto Corp.*	3,146	59,050
CTS Corp.	5,434	62,491
Cubic Corp.	1,430	32,890
Cubist Pharmaceuticals, Inc.*	2,574	31,300
Cumulus Media, Inc.*	4,004	88,088
Cuno, Inc.*	1,430	64,393
Curtiss-Wright Corp.	2,860	128,729
CV Therapeutics, Inc.*	5,148	75,470
CVB Financial Corp.	3,587	69,193
Cyberonics, Inc.*	1,716	54,929
Cymer, Inc.*	5,148	237,785
CYTYC Corp.*	10,582	145,608
Dade Behring Holdings, Inc.*	3,718	132,881
Delphi Financial Group, Inc.—Class A	2,187	78,732
Delta & Pine Land Co.	5,148	130,759
Denbury Resources, Inc.*	3,146	43,761
Dendrite International, Inc.*	2,860	44,816
Diagnostic Products Corp.	1,716	78,782
Dick’s Sporting Goods, Inc.*	1,144	55,667
Digene Corp.*	1,144	45,874
Digital Insight Corp.*	2,574	64,093
Digital River, Inc.*	2,574	56,885
Dillard’s, Inc.—Class A	11,154	183,595
Dime Community Bancshares, Inc.	1,716	52,784
Dionex Corp.*	1,430	65,809
Dollar Thrifty Automotive Group, Inc.*	2,002	51,932
Dot Hill Systems Corp.*	2,574	38,996
DRS Technologies, Inc.*	6,578	182,737
DSP Group, Inc.*	2,574	64,118
Dycom Industries, Inc.*	6,006	161,081
EarthLink, Inc.*	11,154	111,540
East-West Bancorp, Inc.	2,288	122,820
Eastgroup Properties, Inc.	1,430	46,303
Echelon Corp.*	2,574	28,674
Eclipsys Corp.*	3,146	36,619
eFunds Corp.*	4,290	74,432
EGL, Inc.*	2,860	50,222
El Paso Electric Co.*	4,576	61,090
Electro Scientific Industries, Inc.*	2,574	61,261
Electronics Boutique Holdings Corp.*	1,144	26,186

See accompanying notes to the financial statements.

PROFUNDS VP ProFund VP UltraSmall-Cap	Schedule of Portfolio Investments December 31, 2003

Common Stocks, continued

	Shares	Value

Electronics for Imaging, Inc.*	4,290	$111,626
ElkCorp	2,002	53,453
EMC Corp.*	8,860	114,471
EMCOR Group, Inc.*	2,002	87,888
Emmis Communications Corp.*	4,004	108,308
Empire District Electric Co.	2,002	43,904
Energen Corp.	4,576	187,753
Engineered Support Systems, Inc.	1,144	62,989
Entegris, Inc.*	4,862	62,477
Enterasys Networks, Inc.*	19,448	72,930
Entertainment Properties Trust	2,574	89,344
Enzo Biochem, Inc.*	5,720	102,445
Enzon, Inc.*	11,154	133,848
Equity One, Inc.	2,574	43,449
eResearch Technology, Inc.*	2,574	65,431
ESCO Technologies, Inc.*	2,574	112,355
eSPEED, Inc.—Class A*	2,002	46,867
Esperion Therapeutics, Inc.*	8,580	296,953
Essex Property Trust, Inc.	2,574	165,302
Esterline Technologies Corp.*	2,860	76,276
Evergreen Resources, Inc.*	3,432	111,574
Exar Corp.*	3,718	63,503
ExpressJet Holdings, Inc.*	2,860	42,900
Extended Stay America, Inc.	6,578	95,249
Extreme Networks, Inc.*	9,152	65,986
F5 Networks, Inc.*	2,002	50,250
Federal Signal Corp.	6,006	105,225
FEI Co.*	6,578	148,005
FelCor Lodging Trust, Inc.*	4,576	50,702
Ferro Corp.	8,294	225,679
Filenet Corp.*	3,146	85,194
Financial Federal Corp.*	1,144	34,949
Finish Line, Inc.—Class A*	1,430	42,857
First Commonwealth Financial Corp.	6,864	97,881
First Community Bancorp—Class A	1,144	41,344
First Industrial Realty Trust, Inc.	5,720	193,050
First Niagara Financial Group, Inc.	8,008	119,399
First Republic Bank	1,716	61,433
FirstFed Financial Corp.*	2,574	111,969
Flagstar Bancorp, Inc.	4,576	98,018
Fleetwood Enterprises, Inc.*	3,432	35,212
FLIR Systems, Inc.*	3,146	114,829
Florida East Coast Industries, Inc.	1,144	37,866
Flowers Foods, Inc.	4,004	103,303
Flowserve Corp.*	10,296	214,979
FMC Corp.*	4,576	156,179
Forest Oil Corp.*	5,434	155,249
Fossil, Inc.*	2,288	64,087
Franklin Electric Co., Inc.	572	34,600
Fred’s, Inc.	3,432	106,323
Fremont General Corp.	7,150	120,907
Frontier Airlines, Inc.*	2,574	36,705
Frontier Oil Corp.	2,288	39,399
FTI Consulting, Inc.*	4,004	93,573
Fuller (H. B.) Co.	3,718	110,573
G & K Services, Inc.	1,430	52,553
Gables Residential Trust	3,432	119,228
GameStop Corp.*	3,432	52,887
Gartner Group, Inc.*	7,436	84,101
Gateway, Inc.*	20,592	94,723

Common Stocks, continued

	Shares	Value

GATX Corp.	4,004	$112,032
Gen-Probe, Inc.*	4,004	146,026
Genesco, Inc.*	5,434	82,216
Genesis Microchip, Inc.*	8,580	154,784
Genlyte Group, Inc.*	1,144	66,787
Genta, Inc.*	4,290	44,659
Georgia Gulf Corp.	4,862	140,415
Getty Realty Corp.	1,430	37,395
Glacier Bancorp, Inc.	1,716	55,598
Glenborough Realty Trust, Inc.	3,146	62,763
Glimcher Realty Trust	5,148	115,212
Global Imaging Systems, Inc.*	1,144	36,322
GlobespanVirata, Inc.*	10,010	58,859
Gold Banc Corp., Inc.	9,438	132,698
Golden Telecom, Inc.*	1,144	31,746
Goodyear Tire & Rubber Co.*	14,300	112,398
GrafTech International, Ltd.*	5,148	69,498
Granite Construction, Inc.	3,146	73,900
Gray Television, Inc.	3,718	56,216
Great Lakes Chemical Corp.	5,148	139,974
Greater Bay Bancorp	4,862	138,470
Grey Wolf, Inc.*	16,016	59,900
Griffon Corp.*	2,288	46,355
Group 1 Automotive, Inc.*	1,430	51,752
Guitar Center, Inc.*	1,144	37,272
Gymboree Corp.*	7,722	133,050
Hain Celestial Group, Inc.*	2,002	46,466
Handleman Co.	2,288	46,973
Hanover Compressor Co.*	7,150	79,723
Harbor Florida Bancshares, Inc.	2,002	59,479
Harland (John H.) Co.	4,004	109,309
Harleysville Group, Inc.	2,860	56,885
Health Care REIT, Inc.	7,150	257,400
Heartland Express, Inc.	2,860	69,183
Hecla Mining Co.*	10,296	85,354
Helix Technology Corp.	3,146	64,745
Hercules, Inc.*	8,580	104,676
Heritage Property Investment Trust	1,716	48,820
Highwoods Properties, Inc.	6,864	174,346
Hilb, Rogal & Hamilton Co.	4,576	146,752
Hollinger International, Inc.	4,004	62,542
Hollywood Entertainment Corp.*	4,862	66,853
Home Properties of New York, Inc.	4,004	161,722
Hooper Holmes, Inc.	5,434	33,582
Horace Mann Educators Corp.	3,718	51,940
Hot Topic, Inc.*	4,290	126,383
Houston Exploration Co.*	1,144	41,779
Hudson River Bancorp, Inc.	1,430	55,813
Hughes Supply, Inc.	3,146	156,104
Hutchinson Technology, Inc.*	2,002	61,541
Hyperion Solutions Corp.*	3,432	103,440
IDACORP, Inc.	3,432	102,685
Identix, Inc.*	8,866	39,454
IDEX Corp.	2,574	107,053
IGEN International, Inc.*	1,716	101,090
IHOP Corp.	1,716	66,032
ILEX Oncology, Inc.*	3,432	72,930
Imagistics International, Inc.*	1,430	53,625
IMC Global, Inc.	10,296	102,239
IMPAC Mortgage Holdings, Inc.	4,576	83,329

See accompanying notes to the financial statements.

PROFUNDS VP ProFund VP UltraSmall-Cap	Schedule of Portfolio Investments December 31, 2003

Common Stocks, continued

	Shares	Value

Impax Laboratories, Inc.*	2,860	$41,155
INAMED Corp.*	2,574	123,706
Independent Bank Corp.	1,716	48,666
Infinity Property & Casualty Corp.	4,862	160,689
Informatica Corp.*	6,006	61,862
Infospace, Inc.*	2,288	52,738
Insight Communications Co., Inc.*	4,004	41,281
Insight Enterprises, Inc.*	4,290	80,652
Insituform Technologies, Inc.—Class A*	2,002	33,033
Inspire Pharmaceuticals, Inc.*	2,574	36,448
Integra LifeSciences Holdings*	1,716	49,129
Inter-Tel, Inc.	1,716	42,866
Intergraph Corp.*	4,290	102,617
Intermagnetics General Corp.*	1,430	31,689
InterMune, Inc.*	5,148	119,228
International Multifoods Corp.*	1,430	25,740
Internet Security Systems, Inc.*	3,432	64,625
Interstate Bakeries Corp.	6,292	89,535
Invacare Corp.	2,288	92,367
Inveresk Research Group, Inc.*	4,004	99,019
Investment Technology Group, Inc.*	6,864	110,854
Invision Technologies, Inc.*	1,430	48,005
Iomega Corp.	7,150	42,757
Ionics, Inc.*	1,430	45,546
Itron, Inc.*	1,716	31,506
J2 Global Communications, Inc.*	1,430	35,421
Jack in the Box, Inc.*	3,146	67,199
Jacuzzi Brands, Inc.*	7,150	50,694
Jarden Corp.*	4,576	125,108
JDA Software Group, Inc.*	2,574	42,497
JLG Industries, Inc.	4,004	60,981
Jo-Ann Stores, Inc.*	1,430	29,172
Jones Lang LaSalle, Inc.*	2,860	59,288
Journal Register Co.*	2,860	59,202
Joy Global, Inc.	4,576	119,662
K-Swiss, Inc.—Class A	2,288	55,049
K-V Pharmaceutical Co.*	4,576	116,688
K2, Inc.*	2,574	39,151
Kansas City Southern Industries, Inc.*	8,580	122,866
Kaydon Corp.	4,004	103,463
Keane, Inc.*	4,862	71,180
Kellwood Co.	5,148	211,068
Kelly Services, Inc.—Class A	1,430	40,812
KEMET Corp.*	16,874	231,005
Kennametal, Inc.	4,290	170,528
Kilroy Realty Corp.	2,574	84,299
Kindred Healthcare, Inc.*	858	44,599
Kirby Corp.*	1,716	59,854
Knight Trading Group, Inc.*	6,864	100,489
Knight Transportation, Inc.*	2,288	58,687
Kopin Corp.*	7,722	51,815
Korn/Ferry International*	5,148	68,674
KOS Pharmaceuticals, Inc.*	858	36,928
Kramont Realty Trust	3,146	56,943
Kroll, Inc.*	3,432	89,232
Kronos, Inc.*	2,574	101,956
Kulicke & Soffa Industries, Inc.*	5,148	74,028
Kyphon, Inc.*	1,716	42,608
La Quinta Corp.*	13,156	84,330
Laclede Group, Inc.	2,574	73,488

Common Stocks, continued

	Shares	Value

LandAmerica Financial Group, Inc.	2,860	$149,464
Landauer, Inc.	1,716	69,978
Landry’s Restaurants, Inc.	2,002	51,491
Landstar System, Inc.*	2,288	87,036
Lattice Semiconductor Corp.*	9,724	94,128
Lennox International, Inc.	4,004	66,867
Lexar Media, Inc.*	4,862	84,745
Lexington Corporate Properties Trust	2,860	57,743
Liberty Corp.	1,430	64,622
LifePoint Hospitals, Inc.*	3,432	101,072
Ligand Pharmaceuticals, Inc.—Class B*	5,434	79,825
Lin TV Corp.*	2,288	59,053
Lincoln Electric Holdings, Inc.	2,860	70,756
Linens ‘n Things, Inc.*	6,292	189,263
Littelfuse, Inc.*	1,716	49,455
Lone Star Technologies, Inc.*	2,288	36,562
Longs Drug Stores Corp.	6,292	155,664
Longview Fibre Co.	4,862	60,046
LookSmart, Ltd.*	52,910	82,011
Louisiana-Pacific Corp.*	10,010	178,978
LTX Corp.*	6,292	94,569
M/I Schottenstein Homes, Inc.	858	33,505
Macdermid, Inc.	3,718	127,304
Macrovision Corp.*	9,438	213,205
MAF Bancorp, Inc.	2,002	83,884
Magma Design Automation, Inc.*	3,146	73,428
Magnum Hunter Resources, Inc.*	6,292	59,837
Manhattan Associates, Inc.*	2,002	55,335
Manitowoc Co.	2,288	71,386
Manufactured Home Communities, Inc.	3,432	129,215
Martek Biosciences Corp.*	2,002	130,070
MascoTech, Inc. (a)*	1,386	0
Massey Energy Co.	12,584	261,747
Matthews International Corp.—Class A	2,574	76,165
Maverick Tube Corp.*	6,864	132,132
Maximus, Inc.*	2,574	100,721
MB Financial, Inc.	1,289	46,920
Medarex, Inc.*	6,864	42,763
Mentor Corp.	3,718	89,455
Mentor Graphics Corp.*	6,292	91,486
Mercury Computer Systems, Inc.*	2,002	49,850
Meritage Corp.*	858	56,894
Methode Electronics, Inc.—Class A	3,146	38,476
MFA Mortgage Investments, Inc.	5,434	52,982
MGE Energy, Inc.	2,288	72,095
MGI Pharma, Inc.*	4,290	176,533
Micrel, Inc.*	6,292	98,029
Micromuse, Inc.*	5,148	35,521
Micros Systems, Inc.*	1,430	62,005
Microsemi Corp.*	6,292	154,657
MicroStrategy, Inc.*	858	45,028
Mid-America Apartment Communities, Inc.	1,430	48,019
Mid-State Bancshares	2,002	50,931
Millennium Chemicals, Inc.	6,006	76,156
Minerals Technologies, Inc.	1,430	84,728
MKS Instruments, Inc.*	2,288	66,352
Modine Manufacturing Co.	2,002	54,014
Monaco Coach Corp.*	2,288	54,454
Moog, Inc.—Class A*	1,430	70,642
Movie Gallery, Inc.*	2,288	42,740

See accompanying notes to the financial statements.

PROFUNDS VP ProFund VP UltraSmall-Cap	Schedule of Portfolio Investments December 31, 2003

Common Stocks, continued

	Shares	Value

MPS Group, Inc.*	12,584	$117,660
MRO Software, Inc.*	10,010	134,735
Mueller Industries, Inc.*	4,290	147,404
Mykrolis Corp.*	2,860	45,989
Myriad Genetics, Inc.*	8,008	102,983
National Health Investors, Inc.	3,146	78,272
Nationwide Health Properties, Inc.	8,294	162,148
Navigant Consulting Co.*	4,576	86,303
NBTY, Inc.*	4,862	130,593
NCO Group, Inc.*	1,716	39,073
NDCHealth Corp.	7,150	183,182
Nektar Therapeutics*	4,290	58,387
Net.B@nk, Inc.	4,576	61,090
NetIQ Corp.*	4,862	64,422
New Century Financial Corp.	2,574	102,111
New Jersey Resources Corp.	3,432	132,166
Newcastle Investment Corp.	4,576	124,010
Newport Corp.*	3,718	61,459
NII Holdings, Inc.—Class B*	1,144	85,377
Nordson Corp.	2,288	79,005
Northwest Airlines Corp. Class A*	5,720	72,186
Northwest Natural Gas Co.	3,432	105,534
Novastar Financial, Inc.	1,716	73,719
NPS Pharmaceuticals, Inc.*	2,574	79,125
Oceaneering International, Inc.*	2,002	56,056
Ocular Sciences, Inc.*	1,716	49,266
Odyssey Healthcare, Inc.*	2,860	83,684
Offshore Logistics, Inc.*	3,146	77,140
Ohio Casualty Corp.*	5,148	89,369
Old Dominion Freight Line, Inc.*	858	29,241
Olin Corp.	6,578	131,955
OM Group, Inc.*	4,576	119,845
OmniVision Technologies, Inc.*	2,002	110,611
Onyx Pharmaceuticals, Inc.*	2,288	64,590
Openwave Systems, Inc.*	5,720	62,920
Orbital Sciences Corp.*	4,290	51,566
Oriental Financial Group, Inc.	4,523	116,241
Oshkosh Truck Corp.	2,860	145,946
OSI Pharmaceuticals, Inc.*	4,576	147,393
Overseas Shipholding Group, Inc.	1,430	48,692
Owens & Minor, Inc.	4,862	106,526
P.F. Chang’s China Bistro, Inc.*	2,288	116,413
Pacer International, Inc.*	2,002	40,480
Pacific Capital Bancorp	3,146	115,836
Pacific Sunwear of California, Inc.*	6,578	138,927
PalmOne, Inc.*	2,574	30,245
Panera Bread Co.*	2,574	101,750
Parametric Technology Corp.*	20,306	80,006
PAREXEL International Corp.*	2,288	37,203
Park Electrochemical Corp.	4,290	113,642
Parkway Properties, Inc.	858	35,693
Patina Oil & Gas Corp.	4,004	196,157
Paxar Corp.*	4,862	65,151
Payless ShoeSource, Inc.*	9,438	126,469
Pediatrix Medical Group, Inc.*	2,002	110,290
Penn National Gaming, Inc.*	2,860	66,009
Pennsylvania REIT	3,146	114,200
Penwest Pharmaceuticals Co.*	6,292	108,726
Pep Boys-Manny, Moe & Jack	5,720	130,816
Per-Se Technologies, Inc.*	2,574	39,279

Common Stocks, continued

	Shares	Value

Perot Systems Corp.—Class A*	6,864	$92,527
Perrigo Co.	5,720	89,918
PETCO Animal Supplies, Inc.*	3,432	104,504
Philadelphia Consolidated Holding Corp.*	1,430	69,827
Photon Dynamics, Inc.*	6,578	264,698
Photronics, Inc.*	4,576	91,154
Pinnacle Systems, Inc.*	6,864	58,550
Plains Exploration & Production Co.*	3,432	52,818
Planar Systems, Inc.*	2,574	62,600
Plantronics, Inc.*	10,582	345,502
Plexus Corp.*	3,718	63,838
PNM Resources, Inc.	3,718	104,476
PolyMedica Corp.	1,716	45,148
PolyOne Corp.*	8,580	54,826
Post Properties, Inc.	5,148	143,732
Potlatch Corp.	2,288	79,554
Power Integrations, Inc.*	2,288	76,556
Power-One, Inc.*	6,006	65,045
Powerwave Technologies, Inc.*	6,292	48,134
Prentiss Properties Trust	2,860	94,351
Price Communications Corp.*	10,582	145,291
PRICELINE.COM, Inc.*	1,716	30,716
PRIMEDIA, Inc.*	14,014	39,660
Priority Healthcare Corp.—Class B*	3,146	75,850
ProAssurance Corp.*	2,002	64,364
Progress Software Corp.*	2,288	46,812
ProQuest Co.*	3,718	109,495
Provident Bankshares Corp.	7,436	218,915
Provident Financial Services, Inc.	7,436	140,540
Province Healthcare Co.*	4,290	68,640
PS Business Parks, Inc.	2,574	106,203
PSS World Medical, Inc.*	6,292	75,944
Quanex Corp.	1,430	65,923
Quanta Services, Inc.*	6,864	50,107
Quantum Corp.*	13,442	41,939
Quest Software, Inc.*	3,718	52,796
Quiksilver, Inc.*	8,294	147,053
R & G Financial Corp.—Class B	2,860	113,828
RAIT Investment Trust	2,574	65,894
Ralcorp Holdings, Inc.*	5,720	179,380
RARE Hospitality International, Inc.*	3,432	83,878
Rayovac Corp.*	2,860	59,917
Reckson Associates Realty Corp.	4,576	111,197
Redwood Trust, Inc.	2,574	130,888
Regal-Beloit Corp.	2,002	44,044
Regeneron Pharmaceuticals, Inc.*	3,146	46,278
RehabCare Group, Inc.*	2,860	60,804
Reliance Steel & Aluminum Co.	2,288	75,984
REMEC, Inc.*	8,008	67,347
Remington Oil & Gas Corp.*	2,002	39,419
Republic Bancorp, Inc.	4,862	65,588
Resources Connection, Inc.*	1,716	46,864
Retek, Inc.*	10,010	92,893
Rewards Network, Inc.*	2,002	21,341
RF Micro Devices, Inc.*	16,302	163,835
RLI Corp.	1,716	64,281
Rock-Tenn Co.	2,288	39,491
Rogers Corp.*	1,430	63,092
Rollins, Inc.	2,860	64,493
Roper Industries, Inc.	4,290	211,324

See accompanying notes to the financial statements.

PROFUNDS VP ProFund VP UltraSmall-Cap	Schedule of Portfolio Investments December 31, 2003

Common Stocks, continued

	Shares	Value

Roxio, Inc.*	23,166	$110,965
Royal Gold, Inc.	1,430	29,930
RSA Security, Inc.*	4,290	60,918
Ruddick Corp.	2,860	51,194
Rudolph Technologies, Inc.*	5,434	133,350
Russell Corp.	2,288	40,177
Ryan’s Family Steak Houses, Inc.*	4,004	60,621
SafeNet, Inc.*	858	26,401
Saga Communications, Inc.*	3,146	58,295
Saxon Capital, Inc.*	2,574	53,925
ScanSource, Inc.*	858	39,142
School Specialty, Inc.*	1,430	48,634
Schulman (A.), Inc.	2,574	54,878
Scientific Games Corp.—Class A*	4,576	77,838
SCP Pool Corp.*	1,716	56,079
Seacoast Financial Services Corp.	2,288	62,714
SEACOR SMIT, Inc.*	2,574	108,185
Select Comfort Corp.*	1,716	42,488
Select Medical Corp.	4,004	65,185
Selective Insurance Group, Inc.	2,574	83,295
Semtech Corp.*	6,578	149,518
Senior Housing Properties Trust	4,290	73,917
Sensient Technologies Corp.	5,434	107,430
SERENA Software, Inc.*	2,002	36,737
Serologicals Corp.*	8,866	164,908
Sharper Image Corp.*	3,432	112,055
Shaw Group, Inc.*	13,442	183,081
Shuffle Master, Inc.*	5,720	198,026
Sierra Health Services, Inc.*	5,434	149,163
Sierra Pacific Resources*	11,154	81,870
Silicon Storage Technology, Inc.*	7,436	81,796
Silicon Valley Bancshares*	2,574	92,844
Simpson Manufacturing Co., Inc.*	1,430	72,730
Sinclair Broadcast Group—Class A*	4,862	72,541
Six Flags, Inc.*	8,866	66,672
SkyWest, Inc.	5,434	98,464
Skyworks Solutions, Inc.*	13,156	114,457
SL Green Realty Corp.	4,004	164,364
Smith (A.O.) Corp.	1,430	50,122
Sohu.com, Inc.*	2,574	77,246
Sola International, Inc.*	2,002	37,638
Solutia, Inc.*	10,010	3,604
Sonic Automotive, Inc.	4,004	91,772
Sonic Corp.*	3,718	113,845
SonoSite, Inc.*	4,862	104,241
Sonus Networks, Inc.*	18,876	142,703
Sotheby’s Holdings, Inc.—Class A*	4,004	54,695
Sourcecorp*	1,430	36,651
South Financial Group, Inc.	4,290	119,519
South Jersey Industries, Inc.	2,002	81,081
Southern Union Co.*	7,722	142,085
Southwest Bancorporation of Texas, Inc.	2,574	100,000
Southwest Gas Corp.	3,718	83,469
Southwestern Energy Co.*	4,862	116,202
Sovran Self Storage, Inc.	1,144	42,500
Spartech Corp.	2,002	49,329
Spherion Corp.*	8,008	78,398
Spinnaker Exploration Co.*	4,004	129,209
St. Mary Land & Exploration Co.	2,574	73,359
Stage Stores, Inc.*	1,144	31,918

Common Stocks, continued

	Shares	Value

Standard Pacific Corp.	4,290	$208,280
Staten Island Bancorp, Inc.	13,442	302,446
Steel Dynamics, Inc.*	3,432	80,618
Sterling Bancorp	6,864	195,624
Sterling Bancshares, Inc.	3,718	49,561
Sterling Financial Corp.*	1,144	39,159
Stewart & Stevenson Services, Inc.	4,004	56,256
Stewart Enterprises, Inc.—Class A*	9,152	51,983
Stewart Information Services Corp.	1,430	57,987
Stone Energy Corp.*	3,432	145,688
Strayer Education, Inc.	858	93,376
Stride Rite Corp.	4,576	52,075
Summit Properties, Inc.	2,574	61,827
Sun Communities, Inc.	1,144	44,273
Sunrise Assisted Living, Inc.*	3,432	132,956
Superior Energy Services, Inc.*	4,576	43,014
Superior Industries International, Inc.	3,146	136,914
SurModics, Inc.*	1,144	27,342
Susquehanna Bancshares, Inc.	3,718	92,987
Swift Energy Co.*	10,010	168,669
SWS Group, Inc.	2,574	45,817
Sybase, Inc.*	12,870	264,864
Sybron Dental Special, Inc.*	3,432	96,439
Sycamore Networks, Inc.*	15,730	82,425
Sylvan Learning Systems, Inc.*	3,146	90,573
Symyx Technologies, Inc.*	2,002	41,141
Take-Two Interactive Software, Inc.*	3,432	98,876
Tanger Factory Outlet Centers, Inc.	1,716	69,841
Tanox, Inc.*	2,288	33,977
Taubman Centers, Inc.	4,004	82,482
Techne Corp.*	5,434	205,297
Technitrol, Inc.*	5,148	106,770
Tecumseh Products Co.	1,430	69,255
Tekelec*	4,862	75,604
Teledyne Technologies, Inc.*	4,290	80,867
Telik, Inc.*	2,860	65,809
Terex Corp.*	4,004	114,034
Terrayon Communication Systems, Inc.*	6,292	28,314
Tesoro Petroleum Corp.*	5,434	79,173
Tetra Tech, Inc.*	4,576	113,759
TETRA Technologies, Inc.*	1,716	41,596
Texas Industries, Inc.	2,002	74,074
Texas Regional Bancshares, Inc.—Class A	2,002	74,074
The Medicines Co.*	4,004	117,958
The Men’s Wearhouse, Inc.*	3,146	78,681
The Phoenix Companies, Inc.	8,866	106,747
The Sports Authority, Inc.*	1,716	65,894
The Warnaco Group, Inc.*	13,156	209,838
Thomas & Betts Corp.	9,152	209,489
Thor Industries, Inc.	1,716	96,474
Thoratec Corp.*	4,576	59,534
THQ, Inc.*	3,432	58,035
Tibco Software, Inc.*	8,008	54,214
Titan Corp.*	10,296	224,555
Tom Brown, Inc.*	2,860	92,235
Too, Inc.*	13,442	226,901
Toro Co.	3,146	145,974
Town & Country Trust	2,574	65,251
Tractor Supply Co.*	2,574	100,103
Transaction Systems Architects, Inc.*	3,146	71,194

See accompanying notes to the financial statements.

PROFUNDS VP ProFund VP UltraSmall-Cap	Schedule of Portfolio Investments December 31, 2003

Common Stocks, continued

	Shares	Value

Tredegar Corp.	2,860	$44,416
Trimble Navigation, Ltd.*	2,860	106,506
Trimeris, Inc.*	2,574	54,003
Trinity Industries, Inc.	3,146	97,023
TriQuint Semiconductor, Inc.*	12,870	90,991
Triumph Group, Inc.*	2,288	83,283
Trust Co. of New Jersey	1,716	68,091
TrustCo Bank Corp. NY	12,012	157,958
Tuesday Morning Corp.*	1,144	34,606
Tularik, Inc.*	4,004	64,665
Tupperware Corp.	10,868	188,451
UCBH Holdings, Inc.	4,004	156,036
UICI*	3,432	45,577
UIL Holdings Corp.	7,436	335,363
Ultratech Stepper, Inc.*	1,716	50,399
UMB Financial Corp.	1,430	67,982
Umpqua Holdings Corp.	2,574	53,513
Unisource Energy Corp.	2,574	63,475
Unit Corp.*	3,432	80,824
United Auto Group, Inc.	1,430	44,759
United National Bancorp	1,716	61,313
United Natural Foods, Inc.*	1,716	61,622
United Online, Inc.*	3,718	62,425
United Rentals, Inc.*	7,150	137,710
United Stationers, Inc.*	2,860	117,031
United Surgical Partners International, Inc.*	1,430	47,876
United Therapeutics Corp.*	1,430	32,819
Universal Compression Holdings, Inc.*	2,574	67,336
Universal Corp.	2,288	101,061
Universal Forest Products, Inc.	1,430	46,017
Universal Health Realty Income Trust	6,864	206,606
Unizan Financial Corp.	2,002	40,541
Unova, Inc.*	4,290	98,456
Urban Outfitters, Inc.*	2,288	84,770
US Oncology, Inc.*	6,578	70,779
USEC, Inc.	7,722	64,865
USF Corp.	2,574	88,005
USG Corp.*	3,432	56,868
ValueClick, Inc.*	6,292	57,131
Varian Semiconductor Equipment Associates, Inc.*	4,576	199,926
Varian, Inc.*	3,718	155,152
VCA Antech, Inc.*	2,860	88,603
Veeco Instruments, Inc.*	2,002	56,456
Ventana Medical Systems, Inc.*	1,144	45,074
Ventas, Inc.	7,436	163,592
Vertex Pharmaceuticals, Inc.*	7,150	73,145
Viasys Healthcare, Inc.*	2,860	58,916
Vicuron Pharmaceuticals, Inc.*	4,290	80,009
Vignette Corp.*	20,020	45,445
Vintage Petroleum, Inc.	4,576	55,049
Visteon Corp.	12,298	128,022
VISX, Inc.*	6,578	152,281
Vitesse Semiconductor Corp.*	19,734	115,839
W Holding Co., Inc.	6,292	117,094
W-H Energy Services, Inc.*	2,002	32,432
Wabash National Corp.*	2,288	67,038
Wabtec Corp.	2,860	48,734
Washington Group International, Inc.*	2,288	77,723

Common Stocks, continued

	Shares	Value

Washington REIT	4,576	$133,619
Waste Connections, Inc.*	2,574	97,220
Watson Wyatt & Company Holdings*	3,146	75,976
Wausau-Mosinee Paper Corp.	3,432	46,401
Waypoint Financial Corp.	3,718	80,643
WD-40 Co.	1,430	50,565
WebEx Communications, Inc.*	2,288	45,989
webMethods, Inc.*	4,290	39,254
Websense, Inc.*	1,716	50,176
Weis Markets, Inc.	858	31,145
Wesbanco, Inc.	2,574	71,274
Westar Energy, Inc.	6,292	127,413
Westcorp	1,144	41,813
Western Wireless Corp.—Class A*	4,862	89,266
WFS Financial, Inc.*	1,144	48,574
White Electronic Designs Corp.*	23,166	203,862
Wilson Greatbatch Technologies, Inc.*	3,718	157,159
Wind River Systems, Inc.*	6,578	57,623
Winnebago Industries, Inc.	1,144	78,650
Wintrust Financial Corp.	1,430	64,493
Wireless Facilities, Inc.*	2,574	38,250
WMS Industries, Inc.*	4,004	104,904
Wolverine World Wide, Inc.	5,434	110,745
Woodward Governor Co.	572	32,507
Wright Medical Group, Inc.*	2,574	78,353
Yankee Candle Co., Inc.*	2,860	78,164
Yellow Roadway Corp.*	3,183	115,129
York International Corp.	4,576	168,397
Zale Corp.*	2,860	152,152
Zoran Corp.*	8,580	149,206

TOTAL COMMON STOCKS (Cost $67,113,927)		73,967,385

U.S. Government Agency Obligations (22.3%)

	Principal Amount
Federal National Mortgage Association, 0.50%, 01/02/04	$19,643,000	19,642,727

TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS (Cost $19,642,727)		19,642,727

TOTAL INVESTMENT SECURITIES (Cost $86,756,654)—106.2%		93,610,112
Net other assets (liabilities)—(6.2)%		(5,444,882)

NET ASSETS—100.0%		$88,165,230

See accompanying notes to the financial statements.

PROFUNDS VP ProFund VP UltraSmall-Cap	Schedule of Portfolio Investments December 31, 2003

Futures Contracts Purchased

	Contracts	Unrealized Appreciation (Depreciation)
Russell 2000 Futures Contract expiring March 2004 (Underlying face amount at value $60,882,000)	219	$1,246,624
Futures Contracts Sold
E-Mini Russell 2000 Futures Contract expiring March 2004 (Underlying face amount at value $1,334,400)	24	$3,504
Swap Agreements

	Units	Unrealized Appreciation (Depreciation)
Equity Index Swap Agreement based on the Russell 2000 Index expiring 03/26/04 (Underlying notional amount at value $7,400,868)	13,289	$30,118
Equity Index Swap Agreement based on the Russell 2000 Index expiring 02/27/04 (Underlying notional amount at value $35,125,135)	63,071	291,909

ProFund VP UltraSmall-Cap invested, as a percentage of net assets, in the following industries, as of December 31, 2003:

Advertising	0.4%
Aerospace/Defense	1.1%
Agriculture	0.3%
Airlines	0.9%
Apparel	1.1%
Auto Manufacturers	0.2%
Auto Parts & Equipment	1.0%
Banks	4.6%
Biotechnology	1.5%
Building Materials	0.7%
Chemicals	2.4%
Coal	0.5%
Commercial Services	2.8%
Computers	2.2%
Distribution/Wholesale	0.6%
Diversified Financial Services	1.1%
Electric	1.9%
Electrical Components & Equipment	0.7%
Electronics	3.4%

Engineering & Construction	0.5%
Entertainment	0.9%
Environmental Control	0.3%
Food	1.2%
Forest Products & Paper	0.5%
Gas	1.0%
Hand/Machine Tools	0.4%
Healthcare—Products	3.1%
Healthcare—Services	1.9%
Home Builders	0.9%
Household Products/Wares	1.2%
Housewares	0.2%
Insurance	1.9%
Internet	2.4%
Iron/Steel	0.5%
Leisure Time	0.5%
Lodging	0.4%
Machinery—Construction & Mining	0.3%
Machinery—Diversified	1.3%
Media	1.0%
Metal Fabricate/Hardware	0.8%
Mining	0.3%
Miscellaneous Manufacturing	1.5%
Office/Business Equipment	0.1%
Oil & Gas	2.4%
Oil & Gas Services	0.7%
Packaging & Containers	0.2%
Pharmaceuticals	3.6%
Pipelines	0.1%
Real Estate	0.2%
Real Estate Investment Trust	6.5%
Retail	5.7%
Savings & Loans	2.3%
Semiconductors	3.8%
Software	3.4%
Telecommunications	3.0%
Textiles	0.1%
Transportation	1.2%
Trucking & Leasing	0.1%
Water	0.1%
Other**	16.1%

*	Non-income producing security
**	Including debt securities, repurchase agreements, options purchased, and net other assets (liabilities).
(a)	Escrowed Security

See accompanying notes to the financial statements.

PROFUNDS VP

ProFund VP UltraSmall-Cap

Statement of Assets and Liabilities

December 31, 2003
Assets:
Investment securities, at value (cost $86,756,654)	$93,610,112
Cash	1,116,547
Segregated cash balances with brokers for futures contracts	4,866,723
Dividends and interest receivable	95,202
Receivable for investments sold	46,478,925
Receivable for capital shares issued	212
Unrealized appreciation on swap agreements	322,027
Prepaid expenses	256

Total Assets	146,490,004

Liabilities:
Payable for capital shares redeemed	56,879,713
Variation margin on futures contracts	1,259,861
Advisory fees payable	70,806
Management services fees payable	14,161
Administration fees payable	3,820
Administrative services fees payable	41,187
Distribution fees payable	22,143
Other accrued expenses	33,083

Total Liabilities	58,324,774

Net Assets	$88,165,230

Net Assets consist of:
Capital	$66,950,248
Accumulated net realized gains (losses) on investments	12,789,369
Net unrealized appreciation (depreciation) on investments	8,425,613

Net Assets	$88,165,230

Shares of Beneficial Interest Outstanding	3,019,117

Net Asset Value (offering and redemption price per share)	$29.20

Statement of Operations

For the year ended December 31, 2003
Investment Income:
Dividends	$461,871
Interest	254,086

Total Investment Income	715,957

Expenses:
Advisory fees	407,248
Management services fees	81,450
Administration fees	25,619
Transfer agency and administrative service fees	301,040
Distribution fees	135,285
Custody fees	53,283
Fund accounting fees	45,278
Other fees	39,076

Total Gross Expenses before reductions	1,088,279
Less Expenses reduced by the Advisor	(13,984)

Total Net Expenses	1,074,295

Net Investment Income (Loss)	(358,338)

Realized and Unrealized Gains (Losses) on Investments:
Net realized gains (losses) on investment securities	2,974,482
Net realized gains (losses) on futures contracts	9,913,690
Net realized gains (losses) on swap agreements	11,614,386
Change in net unrealized appreciation/depreciation on investments	8,893,996

Net Realized and Unrealized Gains (Losses) on Investments	33,396,554

Change in Net Assets Resulting from Operations	$33,038,216

See accompanying notes to the financial statements.

PROFUNDS VP

ProFund VP UltraSmall-Cap

Statements of Changes in Net Assets

	For the year ended December 31, 2003	For the year ended December 31, 2002
From Investment Activities:
Operations:
Net investment income (loss)	$(358,338)	$(322,840)
Net realized gains (losses) on investments	24,502,558	(12,936,146)
Change in net unrealized appreciation/depreciation on investments	8,893,996	(12,513,542)

Change in net assets resulting from operations	33,038,216	(25,772,528)

Capital Transactions:
Proceeds from shares issued	654,391,278	914,822,517
Cost of shares redeemed	(629,825,235)	(947,529,845)

Change in net assets resulting from capital transactions	24,566,043	(32,707,328)

Change in net assets	57,604,259	(58,479,856)
Net Assets:
Beginning of period	30,560,971	89,040,827

End of period	$88,165,230	$30,560,971

Accumulated net investment income (loss)	$—	$22,364

Share Transactions:
Issued	30,573,273	45,257,718
Redeemed	(29,641,933)	(46,661,053)

Change in shares	931,340	(1,403,335)

See accompanying notes to the financial statements.

PROFUNDS VP

ProFund VP UltraSmall-Cap

Financial Highlights

Selected data for a share of beneficial interest outstanding throughout the periods indicated.

	For the year ended December 31, 2003		For the year ended December 31, 2002		For the year ended December 31, 2001		For the year ended December 31, 2000		For the period October 18, 1999(a) through December 31, 1999
Net Asset Value, Beginning of Period	$14.64		$25.51		$27.61		$35.99		$30.00

Net investment income (loss)	(0.14	)(b)	(0.16	)(b)	(0.17	)(b)	(0.04	)(b)	0.06	(b)
Net realized and unrealized gains (losses) on investments	14.70		(10.71)		(1.93)		(7.90)		5.93

Total income (loss) from investment activities	14.56		(10.87)		(2.10)		(7.94)		5.99

Distributions to Shareholders From:
Net investment income	—		—		—		(0.02)		—
Net realized gains on investments	—		—		—		(0.42)		—

Total distributions	—		—		—		(0.44)		—

Net Asset Value, End of Period	$29.20		$14.64		$25.51		$27.61		$35.99

Total Return	99.45%		(42.61)%		(7.61)%		(22.14)%		19.97	%(c)
Ratios to Average Net Assets:
Gross expenses(d)	2.00%		2.15%		2.11%		2.24%		2.53%
Net expenses(d)	1.98%		1.98%		2.11%		1.95%		1.70%
Net investment income (loss)(d)	(0.66)%		(0.78)%		(0.69)%		(0.12)%		1.75%
Supplemental Data:
Net assets, end of period (000’s)	$88,165		$30,561		$89,041		$33,388		$9,804
Portfolio turnover rate(e)	572%		1,511%		842%		1,971%		686	%(c)

(a)	Commencement of operations
(b)	Per share net investment income (loss) has been calculated using the daily average shares method.
(c)	Not annualized for periods less than one year.
(d)	Annualized for periods less than one year.
(e)	Portfolio turnover rate is calculated without regard to instruments (including options, swap agreements and futures contracts) having a maturity of less than one year.

See accompanying notes to the financial statements.

ProFund VP UltraOTC

The ProFund VP UltraOTC seeks daily investment results, before fees and expenses, that correspond to twice the daily performance of the NASDAQ-100® Index. For the year ended December 31, 2003, the Fund had a total return of 102.67%1, compared to a return of 49.12%2 for the Index. For the year, the Fund achieved an average daily statistical correlation of over 0.99 to 200% the daily performance of the Index.3

The Fund applies a mathematical approach to investing. In doing so it takes positions in securities and/or financial instruments that, in combination, should have similar daily return characteristics as twice that of the Index. The NASDAQ-100 Index represents the largest non-financial domestic and international issues listed on The NASDAQ Stock Market. To be eligible for inclusion companies cannot be in bankruptcy proceedings and must meet certain additional criteria including minimum trading volume and “seasoning,” requirements. The Index is calculated under a modified capitalization-weighted methodology.

The NASDAQ-100 Index stayed true to form in 2003 with a 44% technology allocation. This heavy weighting in technology, as well as in mid-cap issues, allowed the index to beat the broader market indices such as the S&P 500. This index is typically much more sensitive to changes in the economy than are the broader indices, such that it tends to outperform in years that the broader market does well, and underperform in years that the broader market does poorly. This year was no exception. Of the ten highest weighted constituents of the Index at the beginning of the year, the top performer in terms of stock price return was Intel Corp (+105.85%) while the worst was Microsoft Corp. (+5.88%). Since this Fund has a daily investment objective that is greater than 100% of the daily performance of the benchmark index, it was impacted proportionally more by the daily performance of the benchmark index and by the factors affecting the index.

Value of a $10,000 Investment*

* The line graph represents historical performance of a hypothetical investment of $10,000 in the ProFund VP UltraOTC from October 18, 1999 to December 31, 2003 assuming the reinvestment of distributions.

Average Annual Total Return as of 12/31/031

	1 Year	3 Year	Since Inception (10/18/99)

ProFund VP UltraOTC	102.67%	(41.82)%	(39.15)%

NASDAQ-100 Index	49.12%	(14.42)%	(10.70)%

1 Past performance does not guarantee future results. Total return calculations assume the reinvestment of distributions and do not reflect the effect of taxes. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and net asset value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. During the period, certain fees were reduced. If such fee reductions had not occurred, the quoted performance would be lower. Performance numbers are net of all Fund expenses but do not include any insurance, sales, or administrative charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower.

2 The NASDAQ-100 Index is a price return index and does not reflect the reinvestment of dividends, the impact of transaction costs, nor the deduction of expenses associated with a mutual fund such as investment management and accounting fees. It is not possible to invest directly in an index. The Fund’s performance does reflect the reinvestment of dividends, the impact of transaction costs and the deduction of fees and expenses.

3 1.00 equals perfect correlation.

The above information is not covered by the Report of Independent Auditors.

PROFUNDS VP ProFund VP UltraOTC	Schedule of Portfolio Investments December 31, 2003

Common Stocks (80.8%)

	Shares	Value
Adobe Systems, Inc.	17,892	$703,156
Altera Corp.*	42,316	960,573
Amazon.com, Inc.*	20,732	1,091,332
American Power Conversion Corp.*	15,620	381,909
Amgen, Inc.*	47,144	2,913,499
Apollo Group, Inc.—Class A*	13,916	946,288
Apple Computer, Inc.*	39,760	849,671
Applied Materials, Inc.*	66,740	1,498,313
ATI Technologies, Inc.*	18,744	283,409
BEA Systems, Inc.*	29,252	359,800
Bed Bath & Beyond, Inc.*	31,240	1,354,254
Biogen Idec, Inc.	29,536	1,086,334
Biomet, Inc.	26,980	982,342
Broadcom Corp.—Class A*	16,188	551,849
C.H. Robinson Worldwide, Inc.	6,532	247,628
Career Education Corp.*	7,952	318,637
CDW Corp.*	6,816	393,692
Cephalon, Inc.*	3,976	192,478
Check Point Software Technologies, Ltd.*	19,028	320,051
Chiron Corp.*	20,448	1,165,332
Cintas Corp.	16,188	811,504
Cisco Systems, Inc.*	193,120	4,690,886
Citrix Systems, Inc.*	15,336	325,277
Comcast Corp.—Special Class A*	74,408	2,445,791
Compuware Corp.*	18,460	111,498
Comverse Technology, Inc.*	15,336	269,760
Costco Wholesale Corp.*	19,028	707,461
Dell, Inc.	73,272	2,488,318
DENTSPLY International, Inc.	5,964	269,394
Dollar Tree Stores, Inc.*	8,520	256,111
eBay, Inc.*	37,488	2,421,350
EchoStar Communications Corp.— Class A*	19,880	675,920
Electronic Arts, Inc.*	23,288	1,112,701
Expeditors International of Washington, Inc.	7,952	299,472
Express Scripts, Inc.—Class A*	5,396	358,456
Fastenal Co.	5,680	283,659
First Health Group Corp.*	7,668	149,219
Fiserv, Inc.*	19,028	751,796
Flextronics International, Ltd.*	44,588	661,685
Garmin, Ltd.*	7,668	417,753
Gentex Corp.*	6,248	275,912
Genzyme Corp.—General Division*	21,868	1,078,967
Gilead Sciences, Inc.*	15,620	908,148
Henry Schein, Inc.*	3,124	211,120
Intel Corp.	177,216	5,706,356
InterActiveCorp*	59,356	2,013,949
Intersil Corp.—Class A*	10,792	268,181
Intuit, Inc.*	20,164	1,066,877
Invitrogen Corp.*	3,692	258,440
JDS Uniphase Corp.*	124,676	455,067
Juniper Networks, Inc.*	19,880	371,358
KLA-Tencor Corp.*	18,176	1,066,386
Lam Research Corp.*	10,508	339,408
Lamar Advertising Co.*	6,532	243,774
Level 3 Communications, Inc.*	51,972	296,240
Lincare Holdings, Inc.*	7,384	221,742
Linear Technology Corp.	32,944	1,385,954
Marvell Technology Group Ltd.*	9,372	355,480
Maxim Integrated Products, Inc.	35,784	1,782,043

Common Stocks, continued

	Shares	Value
MedImmune, Inc.*	21,016	$533,806
Mercury Interactive Corp.*	7,384	359,158
Microchip Technology, Inc.	13,348	445,289
Microsoft Corp.	289,112	7,962,144
Millennium Pharmaceuticals, Inc.*	25,560	477,205
Molex, Inc.	7,668	267,537
Network Appliance, Inc.*	28,116	577,221
Nextel Communications, Inc.—Class A*	105,932	2,972,452
Novellus Systems, Inc.*	12,212	513,515
NVIDIA Corp.*	13,632	316,944
Oracle Corp.*	169,264	2,234,285
PACCAR, Inc.	10,224	870,267
PanAmSat Corp.*	15,904	342,890
Patterson Dental Co.*	5,112	327,986
Patterson-UTI Energy, Inc.*	6,532	215,033
Paychex, Inc.	28,116	1,045,915
PeopleSoft, Inc.*	40,328	919,478
Petsmart, Inc.*	11,076	263,609
Pixar Animation Studios*	4,260	295,175
QLogic Corp.*	7,668	395,669
Qualcomm, Inc.	74,976	4,043,456
Research in Motion Ltd.*	6,248	417,554
Ross Stores, Inc.	11,928	315,257
Ryanair Holdings PLC ADR	4,828	244,490
Sandisk Corp.*	5,680	347,275
Sanmina-SCI Corp.*	42,600	537,186
Siebel Systems, Inc.*	45,440	630,253
Sigma-Aldrich Corp.	5,396	308,543
Smurfit-Stone Container Corp.*	19,028	353,350
Staples, Inc.*	25,844	705,541
Starbucks Corp.*	42,600	1,408,356
Sun Microsystems, Inc.*	109,056	489,661
Symantec Corp.*	24,992	865,973
Synopsys, Inc.*	11,360	383,514
Tellabs, Inc.*	18,460	155,618
Teva Pharmaceutical Industries, Ltd. ADR	15,052	853,599
VeriSign, Inc.*	17,892	291,640
Veritas Software Corp.*	34,080	1,266,413
Whole Foods Market, Inc.*	4,544	305,039
Xilinx, Inc.*	35,500	1,375,270
Yahoo!, Inc.*	24,708	1,116,060

TOTAL COMMON STOCKS (Cost $68,290,961)		92,163,586

U.S. Government Agency Obligations (16.3%)

	Principal Amount
Federal National Mortgage Association, 0.50%, 01/02/04	$18,616,000	18,615,741

TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS (Cost $18,615,741)		18,615,741

TOTAL INVESTMENT SECURITIES (Cost $86,906,702)—97.1%		110,779,327
Net other assets (liabilities)—2.9%		3,298,019

NET ASSETS—100.0%		$114,077,346

See accompanying notes to the financial statements.

PROFUNDS VP ProFund VP UltraOTC	Schedule of Portfolio Investments December 31, 2003

Futures Contracts Purchased

	Contracts	Unrealized Appreciation (Depreciation)
NASDAQ Futures Contract expiring March 2004 (Underlying face amount at value $19,617,600)	134	$611,977
Swap Agreements

	Units	Unrealized Appreciation (Depreciation)
Equity Index Swap Agreement based on the NASDAQ-100 Index expiring 03/26/04 (Underlying notional amount at value $66,964,526)	45,619	$1,092,407
Equity Index Swap Agreement based on the NASDAQ-100 Index expiring 01/27/04 (Underlying notional amount at value $28,761,403)	19,593	433,408
Equity Index Swap Agreement based on the NASDAQ-100 Index expiring 01/27/04 (Underlying notional amount at value $21,197,122)	14,440	345,809

ProFund VP UltraOTC invested, as a percentage of net assets, in the following industries, as of December 31, 2003:

Advertising	0.2%
Airlines	0.2%
Auto Manufacturers	0.8%
Biotechnology	6.1%
Chemicals	0.3%
Commercial Services	2.2%
Computers	6.0%
Distribution/Wholesale	0.6%
Electrical Components & Equipment	0.6%
Electronics	1.7%
Food	0.3%
Healthcare—Products	1.6%
Healthcare—Services	0.2%
Internet	7.1%
Media	2.1%
Oil & Gas	0.2%
Packaging & Containers	0.3%
Pharmaceuticals	2.5%
Retail	4.4%
Semiconductors	15.0%
Software	14.7%
Telecommunications	12.5%
Textiles	0.7%
Transportation	0.5%
Other**	19.2%

*	Non-income producing security
**	Including debt securities, repurchase agreements, options purchased, and net other assets (liabilities).
ADR	American Depositary Receipt

See accompanying notes to the financial statements.

PROFUNDS VP

ProFund VP UltraOTC

Statement of Assets and Liabilities

December 31, 2003
Assets:
Investment securities, at value (cost $86,906,702)	$110,779,327
Cash	3,413
Segregated cash balances with brokers for futures contracts	2,706,727
Dividends and interest receivable	14,038
Receivable for capital shares issued	2,142,725
Unrealized appreciation on swap agreements	1,871,624
Prepaid expenses	524

Total Assets	117,518,378

Liabilities:
Payable for capital shares redeemed	3,138,519
Variation margin on futures contracts	95,612
Advisory fees payable	78,912
Management services fees payable	15,782
Administration fees payable	4,394
Administrative services fees payable	47,406
Distribution fees payable	25,261
Other accrued expenses	35,146

Total Liabilities	3,441,032

Net Assets	$114,077,346

Net Assets consist of:
Capital	$150,739,420
Accumulated net realized gains (losses) on investments	(63,018,300)
Net unrealized appreciation (depreciation) on investments	26,356,226

Net Assets	$114,077,346

Shares of Beneficial Interest Outstanding	37,552,573

Net Asset Value (offering and redemption price per share)	$3.04

Statement of Operations

For the year ended December 31, 2003
Investment Income:
Dividends	$129,731
Interest	100,310

Total Investment Income	230,041

Expenses:
Advisory fees	486,390
Management services fees	97,278
Administration fees	30,743
Transfer agency and administrative service fees	359,970
Distribution fees	161,256
Custody fees	47,918
Fund accounting fees	49,948
Other fees	46,850

Total Gross Expenses before reductions	1,280,353
Less Expenses reduced by the Advisor	(17,214)

Total Net Expenses	1,263,139

Net Investment Income (Loss)	(1,033,098)

Realized and Unrealized Gains (Losses) on Investments:
Net realized gains (losses) on investment securities	2,524,009
Net realized gains (losses) on futures contracts	9,545,519
Net realized gains (losses) on swap agreements	12,693,978
Change in net unrealized appreciation/depreciation on investments	21,201,036

Net Realized and Unrealized Gains (Losses) on Investments	45,964,542

Change in Net Assets Resulting from Operations	$44,931,444

See accompanying notes to the financial statements.

PROFUNDS VP

ProFund VP UltraOTC

Statements of Changes in Net Assets

	For the year ended December 31, 2003	For the year ended December 31, 2002
From Investment Activities:
Operations:
Net investment income (loss)	$(1,033,098)	$(901,925)
Net realized gains (losses) on investments	24,763,506	(62,271,783)
Change in net unrealized appreciation/depreciation on investments	21,201,036	(4,586,398)

Change in net assets resulting from operations	44,931,444	(67,760,106)

Capital Transactions:
Proceeds from shares issued	658,511,166	707,471,957
Cost of shares redeemed	(642,553,762)	(688,654,704)

Change in net assets resulting from capital transactions	15,957,404	18,817,253

Change in net assets	60,888,848	(48,942,853)
Net Assets:
Beginning of period	53,188,498	102,131,351

End of period	$114,077,346	$53,188,498

Accumulated net investment income (loss)	$—	$2,928

Share Transactions:
Issued	314,244,296	287,626,436
Redeemed	(312,092,062)	(273,382,614)

Change in shares	2,152,234	14,243,822

See accompanying notes to the financial statements.

PROFUNDS VP

ProFund VP UltraOTC

Financial Highlights

Selected data for a share of beneficial interest outstanding throughout the periods indicated.

	For the year ended December 31, 2003		For the year ended December 31, 2002		For the year ended December 31, 2001		For the year ended December 31, 2000		For the period October 18, 1999(a) through December 31, 1999
Net Asset Value, Beginning of Period	$1.50		$4.83		$15.44		$70.93		$30.00

Investment Activities:
Net investment income (loss)	(0.04	)(b)	(0.04	)(b)	(0.11	)(b)	(0.40	)(b)	(0.06)
Net realized and unrealized gains (losses) on investments	1.58		(3.29)		(10.50)		(51.29)		40.99

Total income (loss) from investment activities	1.54		(3.33)		(10.61)		(51.69)		40.93

Distributions to Shareholders From:
Net realized gains on investments	—		—		—		(3.80)		—

Net Asset Value, End of Period	$3.04		$1.50		$4.83		$15.44		$70.93

Total Return	102.67%		(68.94)%		(68.72)%		(73.37)%		136.43	%(c)
Ratios to Average Net Assets:
Gross expenses(d)	1.97%		2.08%		1.95%		1.65%		1.97%
Net expenses(d)	1.94%		1.98%		1.95%		1.65%		1.65%
Net investment income (loss)(d)	(1.59)%		(1.64)%		(1.60)%		(0.79)%		(0.77)%
Supplemental Data:
Net assets, end of period (000’s)	$114,077		$53,188		$102,131		$115,498		$67,898
Portfolio turnover rate(e)	768%		982%		465%		683%		101	%(c)

(a)	Commencement of operations
(b)	Per share net investment income (loss) has been calculated using the daily average shares method.
(c)	Not annualized for periods less than one year.
(d)	Annualized for periods less than one year.
(e)	Portfolio turnover rate is calculated without regard to instruments (including options, swap agreements and futures contracts) having a maturity of less than one year.

See accompanying notes to the financial statements.

ProFund VP Bear

The ProFund VP Bear seeks daily investment results, before fees and expenses, that correspond to the inverse of the daily performance of the S&P 500® Index. For the year ended December 31, 2003, the Fund had a total return of -24.59%1, compared to a return of 26.38%2 for the Index. For the year, the Fund achieved an average daily statistical correlation of over 0.99 to inverse the daily performance of the Index.3

The Fund applies a mathematical approach to investing. In doing so it takes positions in securities and/or financial instruments that, in combination, should have similar daily return characteristics as the inverse of the Index. The S&P 500 Index is a measure of large-cap U.S. stock market performance. It is a capitalization weighted index of 500 U.S. operating companies and REITS selected by an S&P committee through a non-mechanical process that factors criteria such as liquidity, price, market capitalization, financial viability, and public float. Reconstitution occurs both on a quarterly and on an ongoing basis.

The performance of the S&P 500 Index (and thus the Fund) was driven largely by systemic factors affecting the U.S. equity markets. Improving corporate profit projections and expectations that the interest rate environment would remain low supported higher equity valuations. Investor confidence in the improving economy seemed to outweigh any concerns over corporate scandals. Of the ten highest weighted constituents of the Index at the beginning of the year, the top performers in terms of stock price return were Citigroup (+37.94%), General Electric (+27.23%), and IBM (+19.59%), while the poorest performers were Merck (-13.77%), Johnson & Johnson (-3.82%), and WalMart (+5.03%.) Since this Fund is designed to have inverse (negative) daily correlation to the benchmark index, it was inversely affected by the daily performance of the index and the factors affecting the index.

Value of a $10,000 Investment*

* The line graph represents historical performance of a hypothetical investment of $10,000 in the ProFund VP Bear from January 22, 2001 to December 31, 2003 assuming the reinvestment of distributions.

Average Annual Total Return as of 12/31/031

	1 Year	Since Inception (1/22/01)

ProFund VP Bear	(24.59)%	2.17%

S&P 500 Index	26.38%	(6.22)%

1 Past performance does not guarantee future results. Total return calculations assume the reinvestment of distributions and do not reflect the effect of taxes. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and net asset value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. During the period, certain fees were reduced. If such fee reductions had not occurred, the quoted performance would be lower. Performance numbers are net of all Fund expenses but do not include any insurance, sales, or administrative charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower.

2 The S&P 500 Index is a price return index and does not reflect the reinvestment of dividends, the impact of transaction costs, nor the deduction of expenses associated with a mutual fund such as investment management and accounting fees. It is not possible to invest directly in an index. The Fund’s performance does reflect the reinvestment of dividends, the impact of transaction costs and the deduction of fees and expenses.

3 1.00 equals perfect correlation.

The above information is not covered by the Report of Independent Auditors.

PROFUNDS VP ProFund VP Bear	Schedule of Portfolio Investments December 31, 2003

U.S. Government Agency Obligations (38.4%)

	Principal Amount	Value
Federal Home Loan Bank, 0.50%, 01/02/04	$10,433,000	$10,432,855
Federal National Mortgage Association, 0.50%, 01/02/04	10,433,000	10,432,855

TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS (Cost $20,865,710)		20,865,710

U.S. Treasury Obligations (19.2%)
U. S. Treasury Bills, 0.50%, 01/02/04	10,433,000	10,432,855

TOTAL U.S. TREASURY OBLIGATIONS (Cost $10,432,855)		10,432,855

Repurchase Agreements (38.4%)
State Street Bank, 0.70%, 01/02/04, dated 12/31/03, with maturity value of $10,428,406 (Fully collateralized by a Federal Home Loan Mortgage Security)	10,428,000	10,428,000
UBS Bank, 0.70%, 01/02/04, dated 12/31/03, with maturity value of $10,433,406 (Fully collateralized by a Federal National Mortgage Association Security)	10,433,000	10,433,000

TOTAL REPURCHASE AGREEMENTS (Cost $20,861,000)		20,861,000

Options Purchased(NM)

	Contracts
S&P 500 Futures Call Option expiring January 2004 @ $1,375	250	875

TOTAL OPTIONS PURCHASED (Cost $4,250)		875

TOTAL INVESTMENT SECURITIES (Cost $52,163,815)—96.0%		52,160,440
Net other assets (liabilities)—4.0%		2,140,957

NET ASSETS—100.0%		$54,301,397

Futures Contracts Sold

	Contracts	Unrealized Appreciation (Depreciation)
S&P 500 Futures Contract expiring March 2004 (Underlying face amount at value $11,351,875)	41	$(403,610)
E-Mini S&P 500 Futures Contract expiring March 2004 (Underlying face amount at value $110,750)	2	(4,818)
Swap Agreements

	Units	Unrealized Appreciation (Depreciation)
Equity Index Swap Agreement based on the S&P 500 Index expiring 03/29/04 (Underlying notional amount at value $22,115,573)	19,890	$(328,707)
Equity Index Swap Agreement based on the S&P 500 Index expiring 01/29/04 (Underlying notional amount at value $20,832,052)	18,735	(311,286)

NM	Not meaningful, amount is less than 0.05%.

See accompanying notes to the financial statements.

PROFUNDS VP

ProFund VP Bear

Statement of Assets and Liabilities

December 31, 2003
Assets:
Investment securities, at value (cost $31,302,815)	$31,299,440
Repurchase agreements, at cost	20,861,000

Total Investments	52,160,440
Cash	28,951
Segregated cash balances with brokers for futures contracts	629,485
Interest receivable	406
Receivable for capital shares issued	2,279,453
Variation margin on futures contracts	4,139
Prepaid expenses	1,534

Total Assets	55,104,408

Liabilities:
Payable for capital shares redeemed	761
Unrealized depreciation on swap agreements	639,993
Advisory fees payable	51,752
Management services fees payable	10,350
Administration fees payable	3,058
Administrative services fees payable	33,371
Distribution fees payable	17,446
Other accrued expenses	46,280

Total Liabilities	803,011

Net Assets	$54,301,397

Net Assets consist of:
Capital	$84,955,697
Accumulated net realized gains (losses) on investments	(29,602,504)
Net unrealized appreciation (depreciation) on investments	(1,051,796)

Net Assets	$54,301,397

Shares of Beneficial Interest Outstanding	1,702,519

Net Asset Value (offering and redemption price per share)	$31.89

Statement of Operations

For the year ended December 31, 2003
Investment Income:
Interest	$1,188,036

Expenses:
Advisory fees	874,692
Management services fees	174,939
Administration fees	55,931
Transfer agency and administrative service fees	661,605
Distribution fees	291,048
Custody fees	62,851
Fund accounting fees	97,162
Other fees	90,962

Total Gross Expenses before reductions	2,309,190
Less Expenses reduced by the Advisor	(7,217)

Total Net Expenses	2,301,973

Net Investment Income (Loss)	(1,113,937)

Realized and Unrealized Gains (Losses) on Investments:
Net realized gains (losses) on investment securities	120,973
Net realized gains (losses) on futures contracts	(14,914,535)
Net realized gains (losses) on swap agreements	(13,297,420)
Change in net unrealized appreciation/depreciation on investments	(639,307)

Net Realized and Unrealized Gains (Losses) on Investments	(28,730,289)

Change in Net Assets Resulting from Operations	$(29,844,226)

See accompanying notes to the financial statements.

PROFUNDS VP

ProFund VP Bear

Statements of Changes in Net Assets

	For the year ended December 31, 2003	For the year ended December 31, 2002
From Investment Activities:
Operations:
Net investment income (loss)	$(1,113,937)	$(417,938)
Net realized gains (losses) on investments	(28,090,982)	3,179,720
Change in net unrealized appreciation/depreciation on investments	(639,307)	(228,289)

Change in net assets resulting from operations	(29,844,226)	2,533,493

Distributions to Shareholders From:
Net investment income	—	(163,471)

Change in net assets resulting from distributions	—	(163,471)

Capital Transactions:
Proceeds from shares issued	1,595,694,290	2,094,654,367
Dividends reinvested	—	163,471
Cost of shares redeemed	(1,589,486,452)	(2,056,540,320)

Change in net assets resulting from capital transactions	6,207,838	38,277,518

Change in net assets	(23,636,388)	40,647,540
Net Assets:
Beginning of period	77,937,785	37,290,245

End of period	$54,301,397	$77,937,785

Accumulated net investment income (loss)	$—	$6,559

Share Transactions:
Issued	42,128,358	52,297,216
Reinvested	—	3,845
Redeemed	(42,268,633)	(51,521,540)

Change in shares	(140,275)	779,521

See accompanying notes to the financial statements.

PROFUNDS VP

ProFund VP Bear

Financial Highlights

Selected data for a share of beneficial interest outstanding throughout the periods indicated.

	For the year ended December 31, 2003		For the year ended December 31, 2002		For the period January 22, 2001(a) through December 31, 2001
Net Asset Value, Beginning of Period	$42.29		$35.07		$30.00

Investment Activities:
Net investment income (loss)	(0.36	)(b)	(0.23	)(b)	0.26	(b)
Net realized and unrealized gains (losses) on investments	(10.04)		7.53		4.81

Total income (loss) from investment activities	(10.40)		7.30		5.07

Distribution to Shareholders From:
Net investment income	—		(0.08)		—

Net Asset Value, End of Period	$31.89		$42.29		$35.07

Total Return	(24.59)%		20.82%		16.90	%(c)
Ratios to Average Net Assets:
Gross expenses(d)	1.98%		2.03%		1.89%
Net expenses(d)	1.98%		1.98%		1.89%
Net investment income (loss)(d)	(0.96)%		(0.57)%		0.77%
Supplemental Data:
Net assets, end of period (000’s)	$54,301		$77,938		$37,290
Portfolio turnover rate(e)	—		—		1,144	%(c)

(a)	Commencement of operations
(b)	Per share net investment income (loss) has been calculated using the daily average shares method.
(c)	Not annualized for periods less than one year.
(d)	Annualized for periods less than one year.
(e)	Portfolio turnover rate is calculated without regard to instruments (including options, swap agreements and futures contracts) having a maturity of less than one year.

See accompanying notes to the financial statements.

ProFund VP Short Small-Cap

The ProFund VP Short Small-Cap seeks daily investment results, before fees and expenses, that correspond to the inverse of the daily performance of the Russell 2000® Index. For the year ended December 31, 2003, the Fund had a total return of -34.52%1, compared to a return of 45.37%2 for the Index. For the year, the Fund achieved an average daily statistical correlation of over 0.99 to inverse the daily performance of the Index.3

The Fund applies a mathematical approach to investing. In doing so it takes positions in securities and/or financial instruments that, in combination, should have similar daily return characteristics as the inverse of the Index. The Russell 2000 Index is a measure of small-cap U.S. stock market performance. It is an adjusted market capitalization weighted index containing approximately 2000 of the smallest companies in the Russell 3000 Index or approximately 8% of the total market capitalization of the Russell 3000 Index, which in turn represents approximately 98% of the investable U.S. equity market.

The Russell 2000 Index well outpaced large-cap benchmarks such as the S&P 500 in 2003. As a whole, small-cap stocks were amongst performance leaders in 2003 as they benefited from decreasing credit spreads and the resulting reduction in their cost of debt. Small cap stocks also seemed to be less negatively impacted by terrorism fears as they typically are not considered as likely to be terrorist targets. The outperformance of small-cap stocks over large-cap stocks is typical in the early recovery phase of an economic cycle. Since this Fund is designed to have inverse (negative) daily correlation to the benchmark index, it was inversely affected by the daily performance of the index and the factors affecting the index.

Value of a $10,000 Investment*

* The line graph represents historical performance of a hypothetical investment of $10,000 in the ProFund VP Short Small-Cap from September 3, 2002 to December 31, 2003 assuming the reinvestment of distributions.

Average Annual Total Return as of 12/31/031

	1 Year	Since Inception (9/3/02)

ProFund VP Short Small-Cap	(34.52)%	(29.65)%

Russell 2000 Index	45.37%	33.64%

1 Past performance does not guarantee future results. Total return calculations assume the reinvestment of distributions and do not reflect the effect of taxes. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and net asset value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. During the period, certain fees were reduced. If such fee reductions had not occurred, the quoted performance would be lower. Performance numbers are net of all Fund expenses but do not include any insurance, sales, or administrative charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower.

2 The Russell 2000 Index is a price return index and does not reflect the reinvestment of dividends, the impact of transaction costs, nor the deduction of expenses associated with a mutual fund such as investment management and accounting fees. It is not possible to invest directly in an index. The Fund’s performance does reflect the reinvestment of dividends, the impact of transaction costs and the deduction of fees and expenses.

3 1.00 equals perfect correlation.

The above information is not covered by the Report of Independent Auditors.

PROFUNDS VP ProFund VP Short Small-Cap	Schedule of Portfolio Investments December 31, 2003

U.S. Government Agency Obligations (39.2%)

	Principal Amount	Value
Federal Home Loan Bank, 0.50%, 01/02/04	$24,000	$23,999
Federal National Mortgage Association, 0.50%, 01/02/04	25,000	25,000

TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS (Cost $48,999)		48,999

U.S. Treasury Obligations (19.2%)
U.S. Treasury Bills, 0.50%, 01/02/04	24,000	24,000

TOTAL U.S. TREASURY OBLIGATIONS (Cost $24,000)		24,000

Repurchase Agreements (38.4%)
State Street Bank, 0.70%, 01/02/04, dated 12/31/03, with maturity value of $24,001 (Fully collateralized by a Federal Home Loan Mortgage Security)	24,000	24,000
UBS Bank, 0.70%, 01/02/04, dated 12/31/03, with maturity value of $24,001 (Fully collateralized by a Federal National Mortgage Association Security)	24,000	24,000

TOTAL REPURCHASE AGREEMENTS (Cost $48,000)		48,000

Options Purchased(NM)

	Contracts	Value
Russell 2000 Futures Call Option expiring January 2004 @ $900	10	$70

TOTAL OPTIONS PURCHASED (Cost $295)		70

TOTAL INVESTMENT SECURITIES (Cost $121,294)—96.8%		121,069
Net other assets (liabilities)—3.2%		3,950

NET ASSETS—100.0%		$125,019

Swap Agreements

	Units	Unrealized Appreciation (Depreciation)
Equity Index Swap Agreement based on the Russell 2000 Index expiring 03/26/04 (Underlying notional amount at value $64,046)	(115)	$(318)
Equity Index Swap Agreement based on the Russell 2000 Index expiring 02/27/04 (Underlying notional amount at value $60,765)	(109)	(263)

NM	Not meaningful, amount is less than 0.05%.

See accompanying notes to the financial statements.

PROFUNDS VP

ProFund VP Short Small-Cap

Statement of Assets and Liabilities

December 31, 2003
Assets:
Investment securities, at value (cost $73,294)	$73,069
Repurchase agreements, at cost	48,000

Total Investments	121,069
Cash	876
Interest receivable	1
Receivable from Advisor	6,310
Prepaid expenses	10

Total Assets	128,266

Liabilities:
Payable for capital shares redeemed	6
Unrealized depreciation on swap agreements	581
Administration fees payable	9
Administrative services fees payable	5
Distribution fees payable	315
Other accrued expenses	2,331

Total Liabilities	3,247

Net Assets	$125,019

Net Assets consist of:
Capital	$1,579,006
Accumulated net investment income (loss)	1
Accumulated net realized gains (losses) on investments	(1,453,182)
Net unrealized appreciation (depreciation) on investments	(806)

Net Assets	$125,019

Shares of Beneficial Interest Outstanding	6,644

Net Asset Value (offering and redemption price per share)	$18.82

Statement of Operations

For the year ended December 31, 2003
Investment Income:
Interest	$10,541

Expenses:
Advisory fees	6,721
Management services fees	1,344
Administration fees	360
Transfer agency and administrative service fees	1,006
Distribution fees	1,752
Custody fees	11,757
Fund accounting fees	666
Other fees	638

Total Gross Expenses before reductions	24,244
Less Expenses reduced by the Advisor	(6,573)

Total Net Expenses	17,671

Net Investment Income (Loss)	(7,130)

Realized and Unrealized Gains (Losses) on Investments:
Net realized gains (losses) on investment securities	(280)
Net realized gains (losses) on futures contracts	(72,368)
Net realized gains (losses) on swap agreements	(702,144)
Change in net unrealized appreciation/depreciation on investments	453

Net Realized and Unrealized Gains (Losses) on Investments	(774,339)

Change in Net Assets Resulting from Operations	$(781,469)

See accompanying notes to the financial statements.

PROFUNDS VP

ProFund VP Short Small-Cap

Statements of Changes in Net Assets

	For the year ended December 31, 2003	For the period September 3, 2002(a) through December 31, 2002
From Investment Activities:
Operations:
Net investment income (loss)	$(7,130)	$(1,223)
Net realized gains (losses) on investments	(774,792)	(679,404)
Change in net unrealized appreciation/depreciation on investments	453	(1,259)

Change in net assets resulting from operations	(781,469)	(681,886)

Capital Transactions:
Proceeds from shares issued	172,036,987	93,563,329
Cost of shares redeemed	(173,303,427)	(90,708,515)

Change in net assets resulting from capital transactions	(1,266,440)	2,854,814

Change in net assets	(2,047,909)	2,172,928
Net Assets:
Beginning of period	2,172,928	—

End of period	$125,019	$2,172,928

Accumulated net investment income (loss)	$1	$(5)

Share Transactions:
Issued	6,877,518	3,127,740
Redeemed	(6,946,480)	(3,052,134)

Change in shares	(68,962)	75,606

(a)	Commencement of operations

See accompanying notes to the financial statements.

PROFUNDS VP

ProFund VP Short Small-Cap

Financial Highlights

Selected data for a share of beneficial interest outstanding throughout the periods indicated.

	For the year ended December 31, 2003		For the period September 3, 2002(a) through December 31, 2002
Net Asset Value, Beginning of Period	$28.74		$30.00

Investment Activities:
Net investment income (loss)	(0.20	)(b)	(0.02	)(b)
Net realized and unrealized gains (losses) on investments	(9.72)		(1.24)

Total income (loss) from investment activities	(9.92)		(1.26)

Net Asset Value, End of Period	$18.82		$28.74

Total Return	(34.52)%		(4.20	)%(c)
Ratios to Average Net Assets:
Gross expenses(d)	2.71%		1.73%
Net expenses(d)	1.98%		1.73%
Net investment income (loss)(d)	(0.80)%		(0.23)%
Supplemental Data:
Net assets, end of period (000’s)	$125		$2,173
Portfolio turnover rate(e)	—		—

(a)	Commencement of operations
(b)	Per share net investment income (loss) has been calculated using the daily average shares method.
(c)	Not annualized for periods less than one year.
(d)	Annualized for periods less than one year.
(e)	Portfolio turnover rate is calculated without regard to instruments (including options, swap agreements and futures contracts) having a maturity of less than one year.

See accompanying notes to the financial statements.

ProFund VP Short OTC

The ProFund VP Short OTC seeks daily investment results, before fees and expenses, that correspond to the inverse of the daily performance of the NASDAQ-100® Index. For the year ended December 31, 2003, the Fund had a total return of –37.31%1, compared to a return of 49.12%2 for the Index. For the year, the Fund achieved an average daily statistical correlation of over 0.99 to the inverse of the daily performance of the Index.3

The Fund applies a mathematical approach to investing. In doing so it takes positions in securities and/or financial instruments that, in combination, should have similar daily return characteristics as the inverse of the Index. The NASDAQ-100 Index represents the largest non-financial domestic and international issues listed on The NASDAQ Stock Market. To be eligible for inclusion companies cannot be in bankruptcy proceedings and must meet certain additional criteria including minimum trading volume and “seasoning,” requirements. The Index is calculated under a modified capitalization-weighted methodology.

The NASDAQ-100 Index stayed true to form in 2003 with a 44% technology allocation. This heavy weighting in technology, as well as in mid-cap issues, allowed the index to beat the broader market indices such as the S&P 500. This index is typically much more sensitive to changes in the economy than are the broader indices, such that it tends to outperform in years that the broader market does well, and underperform in years that the broader market does poorly. This year was no exception. Of the ten highest weighted constituents of the Index at the beginning of the year, the top performer in terms of stock price return was Intel Corp (+105.85%) while the worst was Microsoft Corp. (+5.88%). Since this Fund is designed to have inverse (negative) daily correlation to the benchmark index, it was inversely affected by the daily performance of the index and the factors affecting the index.

Value of a $10,000 Investment*

* The line graph represents historical performance of a hypothetical investment of $10,000 in the ProFund VP Short OTC from May 1, 2002 to December 31, 2003 assuming the reinvestment of distributions.

Average Annual Total Return as of 12/31/031

	1 Year	Since Inception (5/1/02)

ProFund VP Short OTC	(37.31)%	(19.43)%

NASDAQ-100 Index	49.12%	9.20%

1 Past performance does not guarantee future results. Total return calculations assume the reinvestment of distributions and do not reflect the effect of taxes. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and net asset value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. During the period, certain fees were reduced. If such fee reductions had not occurred, the quoted performance would be lower. Performance numbers are net of all Fund expenses but do not include any insurance, sales, or administrative charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower.

2 The NASDAQ-100 Index is a price return index and does not reflect the reinvestment of dividends, the impact of transaction costs, nor the deduction of expenses associated with a mutual fund such as investment management and accounting fees. It is not possible to invest directly in an index. The Fund’s performance does reflect the reinvestment of dividends, the impact of transaction costs and the deduction of fees and expenses.

3 1.00 equals perfect correlation.

The above information is not covered by the Report of Independent Auditors.

PROFUNDS VP ProFund VP Short OTC	Schedule of Portfolio Investments December 31, 2003

U.S. Government Agency Obligations (32.7%)

	Principal Amount	Value
Federal Home Loan Bank, 0.50%, 01/02/04	$5,164,000	$5,163,929
Federal National Mortgage Association, 0.50%, 01/02/04	5,164,000	5,163,928

TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS (Cost $10,327,857)		10,327,857

U.S. Treasury Obligations (16.4%)
U.S. Treasury Bills, 0.50%, 01/02/04	5,164,000	5,163,928

TOTAL U.S. TREASURY OBLIGATIONS (Cost $5,163,928)		5,163,928

Repurchase Agreements (32.8%)
State Street Bank, 0.70%, 01/02/04, dated 12/31/03, with maturity value of $5,161,201 (Fully collateralized by a Federal Home Loan Mortgage Security)	5,161,000	5,161,000
UBS Bank, 0.70%, 01/02/04, dated 12/31/03, with maturity value of $5,164,201 (Fully collateralized by a Federal National Mortgage Association Security)	5,164,000	5,164,000

TOTAL REPURCHASE AGREEMENTS (Cost $10,325,000)		10,325,000

Options Purchased(NM)

	Contracts
NASDAQ Futures Call Option expiring January 2004 @ $2,400	70	182

TOTAL OPTIONS PURCHASED (Cost $665)		182

TOTAL INVESTMENT SECURITIES (Cost $25,817,450)—81.9%		25,816,967
Net other assets (liabilities)—18.1%		5,707,216

NET ASSETS—100.0%		$31,524,183

Futures Contracts Sold

	Contracts	Unrealized Appreciation (Depreciation)
E-Mini NASDAQ Futures Contract expiring March 2004 (Underlying face amount at value $1,171,200)	40	$1,910
NASDAQ Futures Contract expiring March 2004 (Underlying face amount at value $7,466,400)	51	(72,230)
Swap Agreements

	Units	Unrealized Appreciation (Depreciation)
Equity Index Swap Agreement based on the NASDAQ-100 Index expiring 03/01/04 (Underlying notional amount at value $7,096,708)	(4,835)	$(69,661)
Equity Index Swap Agreement based on the NASDAQ-100 Index expiring 01/27/04 (Underlying notional amount at value $7,604,439)	(5,180)	(134,410)
Equity Index Swap Agreement based on the NASDAQ-100 Index expiring 03/26/04 (Underlying notional amount at value $8,228,615)	(5,606)	(115,964)

NM	Not meaningful, amount is less than 0.05%.

See accompanying notes to the financial statements.

PROFUNDS VP

ProFund VP Short OTC

Statement of Assets and Liabilities

December 31, 2003
Assets:
Investment securities, at value (cost $15,492,450)	$15,491,967
Repurchase agreements, at amortized cost	10,325,000

Total Investments	25,816,967
Cash	27,003
Segregated cash balances with brokers for futures contracts	356,426
Interest receivable	201
Receivable for capital shares issued	5,687,569
Variation margin on futures contracts	14,503
Prepaid expenses	438

Total Assets	31,903,107

Liabilities:
Payable for capital shares redeemed	80
Unrealized depreciation on swap agreements	320,035
Advisory fees payable	20,761
Management services fees payable	4,152
Administration fees payable	1,049
Administrative services fees payable	11,312
Distribution fees payable	6,168
Other accrued expenses	15,367

Total Liabilities	378,924

Net Assets	$31,524,183

Net Assets consist of:
Capital	$54,560,733
Accumulated net realized gains (losses) on investments	(22,645,712)
Net unrealized appreciation (depreciation) on investments	(390,838)

Net Assets	$31,524,183

Shares of Beneficial Interest Outstanding	1,522,291

Net Asset Value (offering and redemption price per share)	$20.71

Statement of Operations

For the year ended December 31, 2003
Investment Income:
Interest	$398,764

Expenses:
Advisory fees	286,937
Management services fees	57,388
Administration fees	18,267
Transfer agency and administrative service fees	215,454
Distribution fees	95,149
Custody fees	30,092
Fund accounting fees	31,141
Other fees	25,637

Total Gross Expenses before reductions	760,065
Less Expenses reduced by the Advisor	(4,459)

Total Net Expenses	755,606

Net Investment Income (Loss)	(356,842)

Realized and Unrealized Gains (Losses) on Investments:
Net realized gains (losses) on investment securities	47,493
Net realized gains (losses) on futures contracts	(1,047,588)
Net realized gains (losses) on swap agreements	(18,897,406)
Change in net unrealized appreciation/depreciation on investments	(636,014)

Net Realized and Unrealized Gains (Losses) on Investments	(20,533,515)

Change in Net Assets Resulting from Operations	$(20,890,357)

See accompanying notes to the financial statements.

PROFUNDS VP

ProFund VP Short OTC

Statements of Changes in Net Assets

	For the year ended December 31, 2003	For the period May 1, 2002(a) through December 31, 2002
From Investment Activities:
Operations:
Net investment income (loss)	$(356,842)	$(83,806)
Net realized gains (losses) on investments	(19,897,501)	(2,439,654)
Change in net unrealized appreciation/depreciation on investments	(636,014)	245,176

Change in net assets resulting from operations	(20,890,357)	(2,278,284)

Distributions to Shareholders From:
Net investment income	(266,897)	—

Change in net assets resulting from distributions	(266,897)	—

Capital Transactions:
Proceeds from shares issued	948,969,666	432,051,198
Dividends reinvested	266,897	—
Cost of shares redeemed	(910,585,343)	(415,742,697)

Change in net assets resulting from capital transactions	38,651,220	16,308,501

Change in net assets	17,493,966	14,030,217
Net Assets:
Beginning of period	14,030,217	—

End of period	$31,524,183	$14,030,217

Accumulated net investment income (loss)	$—	$266,124

Share Transactions:
Issued	36,303,630	12,634,107
Reinvested	12,715	—
Redeemed	(35,214,488)	(12,213,673)

Change in shares	1,101,857	420,434

(a)	Commencement of operations

See accompanying notes to the financial statements.

PROFUNDS VP

ProFund VP Short OTC

Financial Highlights

Selected data for a share of beneficial interest outstanding throughout the periods indicated.

	For the year ended December 31, 2003		For the period May 1, 2002(a) through December 31, 2002
Net Asset Value, Beginning of Period	$33.37		$30.00

Investment Activities:
Net investment income (loss)	(0.24	)(b)	(0.09	)(b)
Net realized and unrealized gains (losses) on investments	(12.21)		3.46	(c)

Total income (loss) from investment activities	(12.45)		3.37

Distributions to Shareholders From:
Net investment income	(0.21)		—

Net Asset Value, End of Period	$20.71		$33.37

Total Return	(37.31)%		11.23	%(d)
Ratios to Average Net Assets:
Gross expenses(e)	1.99%		1.96%
Net expenses(e)	1.98%		1.96%
Net investment income (loss)(e)	(0.93)%		(0.39)%
Supplemental Data:
Net assets, end of period (000’s)	$31,524		$14,030
Portfolio turnover rate(f)	—		—

(a)	Commencement of operations
(b)	Per share net investment income (loss) has been calculated using the daily average shares method.
(c)	The amount shown for a share outstanding throughout the period does not accord with the change in aggregate gains and losses in the portfolio of securities during the period because of the timing of sales and purchases of fund shares in relation to fluctuating market values during the period.
(d)	Not annualized for periods less than one year.
(e)	Annualized for periods less than one year.
(f)	Portfolio turnover rate is calculated without regard to instruments (including options, swap agreements and futures contracts) having a maturity of less than one year.

See accompanying notes to the financial statements.

ProFund VP Banks

The ProFund VP Banks seeks daily investment results, before fees and expenses, that correspond to the daily performance of the Dow Jones U.S. Banks Index. For the year ended December 31, 2003, the Fund had a total return of 29.39%1, compared to a return of 28.66%2 for the Index. For the year, the Fund achieved an average daily statistical correlation of over 0.99 to the daily performance of the Index.3

The Fund applies a mathematical approach to investing. In doing so it takes positions in securities and/or financial instruments that, in combination, should have similar daily return characteristics as the Index. The Dow Jones U.S. Banks Index measures the performance of the banking industry of the U.S. equity market. Component companies include all regional and major U.S. domiciled international banks, savings and loans, savings banks, thrifts, and building associations and societies. Investment and merchant banks are excluded

The performance of the Dow Jones U.S. Banks Index (and thus the Fund) was favorably impacted by the ability of component banks to use favorable interest rate spreads to take advantage of the lending and mortgage business and increase revenues from the previous year. The market uncertainty during the first half of the year caused investors to be a bit apprehensive which increased bank deposits. Of the ten highest weighted constituents of the Index at the beginning of the year, the top performer in terms of stock price return was FleetBoston Financial Corp. (+79.63%) while the worst was Fifth Third Bancorp (+0.94%).

Value of a $10,000 Investment*

* The line graph represents historical performance of a hypothetical investment of $10,000 in the ProFund VP Banks from May 1, 2002 to December 31, 2003 assuming the reinvestment of distributions.

Average Annual Total Return as of 12/31/031

	1 Year	Since Inception (5/1/02)

ProFund VP Banks	29.39%	7.06%

Dow Jones U.S. Banks Index	28.66%	6.49%

S&P 500 Index	26.38%	1.40%

1 Past performance does not guarantee future results. Total return calculations assume the reinvestment of distributions and do not reflect the effect of taxes. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and net asset value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. During the period, certain fees were reduced. If such fee reductions had not occurred, the quoted performance would be lower. Performance numbers are net of all Fund expenses but do not include any insurance, sales, or administrative charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower.

2 The Dow Jones U.S. Banks Index is a price return index and does not reflect the reinvestment of dividends, the impact of transaction costs, nor the deduction of expenses associated with a mutual fund such as investment management and accounting fees. It is not possible to invest directly in an index. The Fund’s performance does reflect the reinvestment of dividends, the impact of transaction costs and the deduction of fees and expenses.

3 1.00 equals perfect correlation.

4 The S&P 500 Index is an unmanaged index that consists of the common stocks of 500 major U.S. corporations selected for their size and the frequency and ease with which their stocks trade.

The above information is not covered by the Report of Independent Auditors.

PROFUNDS VP ProFund VP Banks	Schedule of Portfolio Investments December 31, 2003

Common Stocks (99.6%)

	Shares	Value
Amcore Financial, Inc.	147	$3,972
AmSouth Bancorp	2,107	51,622
Anchor BanCorp Wisconsin, Inc.	147	3,660
Associated Banc Corp.	392	16,719
Astoria Financial Corp.	441	16,405
BancorpSouth, Inc.	441	10,461
Bank of America Corp.	8,918	717,274
Bank of Hawaii Corp.	343	14,475
Bank of New York Company, Inc.	4,655	154,173
Bank One Corp.	6,713	306,045
Banknorth Group, Inc.	980	31,879
Bay View Capital Corp.	392	839
BB&T Corp.	3,283	126,855
BSB Bancorp, Inc.	49	1,936
Charter One Financial, Inc.	1,323	45,710
Chittenden Corp.	196	6,593
Citizens Banking Corp.	245	8,016
City National Corp.	245	15,219
Colonial BancGroup, Inc.	735	12,730
Comerica, Inc.	980	54,939
Commerce Bancorp, Inc.	441	23,232
Commerce Bancshares, Inc.	392	19,216
Commercial Federal Corp.	245	6,544
Community First Bankshares, Inc.	245	7,090
Compass Bancshares, Inc.	735	28,893
Cullen/Frost Bankers, Inc.	294	11,928
Dime Community Bancshares, Inc.	147	4,522
Downey Financial Corp.	147	7,247
East-West Bancorp, Inc.	147	7,891
F.N.B. Corp.	294	10,422
Fifth Third Bancorp	2,891	170,857
First BanCorp.	245	9,690
First Midwest Bancorp, Inc.	294	9,529
First Niagara Financial Group, Inc.	392	5,845
First Sentinel Bancorp, Inc.	147	3,096
First Tennessee National Corp.	735	32,414
FirstFed Financial Corp.*	98	4,263
FirstMerit Corp.	441	11,894
Fleet Boston Financial Corp.	6,321	275,911
Fremont General Corp.	392	6,629
Fulton Financial Corp.	637	13,957
Golden West Financial Corp.	784	80,901
Greater Bay Bancorp	294	8,373
GreenPoint Financial Corp.	686	24,230
Harbor Florida Bancshares, Inc.	147	4,367
Hibernia Corp.	931	21,888
Hudson City Bancorp, Inc.	392	14,967
Hudson United Bancorp	245	9,053
Huntington Bancshares, Inc.	1,323	29,768
Independence Community Bank Corp.	294	10,575
IndyMac Bancorp, Inc.	343	10,218
J.P. Morgan Chase & Co.	12,250	449,943
KeyCorp	2,499	73,271
M&T Bank Corp.	539	52,984
MAF Bancorp, Inc.	196	8,212
Marshall & Ilsley Corp.	1,274	48,731
Mercantile Bankshares Corp.	490	22,334
National City Corp.	3,332	113,088
National Commerce Financial Corp.	1,225	33,418
Net.B@nk, Inc.	294	3,925

Common Stocks, continued

	Shares	Value
New York Community Bancorp	1,078	$41,018
North Fork Bancorp, Inc.	931	37,678
Northern Trust Corp.	1,225	56,865
OceanFirst Financial Corp.	49	1,331
Old National Bancorp	392	8,957
Pacific Capital Bancorp	196	7,217
Park National Corp.	49	5,544
People’s Bank	392	12,779
PFF Bancorp, Inc.	98	3,555
PNC Financial Services Group	1,666	91,180
Popular, Inc.	735	33,031
Provident Bankshares Corp.	147	4,328
Provident Financial Group, Inc.	196	6,262
Provident Financial Services, Inc.	392	7,409
Regions Financial Corp.	1,323	49,216
Republic Bancorp, Inc.	393	5,302
Silicon Valley Bancshares*	196	7,070
Sky Financial Group, Inc.	539	13,982
South Financial Group, Inc.	343	9,556
SouthTrust Corp.	2,009	65,755
Southwest Bancorporation of Texas, Inc.	196	7,615
Sovereign Bancorp, Inc.	1,764	41,895
Staten Island Bancorp, Inc.	294	6,615
Sterling Bancshares, Inc.	245	3,266
SunTrust Banks, Inc.	1,470	105,105
Susquehanna Bancshares, Inc.	245	6,127
Synovus Financial Corp.	1,519	43,929
TCF Financial Corp.	392	20,129
Texas Regional Bancshares, Inc.— Class A	147	5,439
TrustCo Bank Corp. NY	441	5,799
Trustmark Corp.	294	8,605
U.S. Bancorp	11,564	344,375
UCBH Holdings, Inc.	294	11,457
Union Planters Corp.	1,127	35,489
UnionBanCal Corp.	294	16,917
United Bankshares, Inc.	245	7,644
Valley National Bancorp	539	15,739
W Holding Co., Inc.	502	9,342
Wachovia Corp.	7,938	369,830
Washington Federal, Inc.	441	12,524
Washington Mutual, Inc.	5,390	216,247
Webster Financial Corp.	294	13,483
Wells Fargo & Co.	10,143	597,320
Westamerica Bancorporation	196	9,741
Whitney Holding Corp.	245	10,043
Wilmington Trust Corp.	392	14,112
Zions Bancorp	539	33,057

TOTAL COMMON STOCKS (Cost $4,423,769)		5,730,717

See accompanying notes to the financial statements.

PROFUNDS VP ProFund VP Banks	Schedule of Portfolio Investments December 31, 2003

U.S. Government Agency Obligations (0.7%)

	Principal Amount	Value
Federal National Mortgage Association, 0.50%, 01/02/04	$43,000	$42,999

TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS (Cost $42,999)		42,999

TOTAL INVESTMENT SECURITIES (Cost $4,466,768)—100.3%		5,773,716
Net other assets (liabilities)—(0.3)%		(14,990)

NET ASSETS—100.0%		$5,758,726

*	Non-income producing security

See accompanying notes to the financial statements.

PROFUNDS VP

ProFund VP Banks

Statement of Assets and Liabilities

December 31, 2003
Assets:
Investment securities, at value (cost $4,466,768)	$5,773,716
Cash	976
Dividends and interest receivable	15,017
Prepaid expenses	34

Total Assets	5,789,743

Liabilities:
Payable for capital shares redeemed	16,838
Advisory fees payable	3,419
Management services fees payable	684
Administration fees payable	257
Administrative services fees payable	2,845
Distribution fees payable	1,423
Other accrued expenses	5,551

Total Liabilities	31,017

Net Assets	$5,758,726

Net Assets consist of:
Capital	$7,461,565
Accumulated net investment income (loss)	72,674
Accumulated net realized gains (losses) on investments	(3,082,461)
Net unrealized appreciation (depreciation) on investments	1,306,948

Net Assets	$5,758,726

Shares of Beneficial Interest Outstanding	173,942

Net Asset Value (offering and redemption price per share)	$33.11

Statement of Operations

For the year ended December 31, 2003
Investment Income:
Dividends	$182,813
Interest	195

Total Investment Income	183,008

Expenses:
Advisory fees	41,841
Management services fees	8,368
Administration fees	2,647
Transfer agency and administrative service fees	32,704
Distribution fees	13,947
Custody fees	18,921
Fund accounting fees	5,147
Other fees	4,545

Total Gross Expenses before reductions	128,120
Less Expenses reduced by the Advisor	(17,786)

Total Net Expenses	110,334

Net Investment Income (Loss)	72,674

Realized and Unrealized Gains (Losses) on Investments:
Net realized gains (losses) on investment securities	(87,178)
Change in net unrealized appreciation/depreciation on investments	851,679

Net Realized and Unrealized Gains (Losses) on Investments	764,501

Change in Net Assets Resulting from Operations	$837,175

See accompanying notes to the financial statements.

PROFUNDS VP

ProFund VP Banks

Statements of Changes in Net Assets

	For the year ended December 31, 2003	For the period May 1, 2002(a) through December 31, 2002
From Investment Activities:
Operations:
Net investment income (loss)	$72,674	$80,892
Net realized gains (losses) on investments	(87,178)	(2,995,283)
Change in net unrealized appreciation/depreciation on investments	851,679	455,269

Change in net assets resulting from operations	837,175	(2,459,122)

Distributions to Shareholders From:
Net investment income	(85,845)	—

Change in net assets resulting from distributions	(85,845)	—

Capital Transactions:
Proceeds from shares issued	80,378,851	122,686,766
Dividends reinvested	85,845	—
Cost of shares redeemed	(81,239,789)	(114,445,155)

Change in net assets resulting from capital transactions	(775,093)	8,241,611

Change in net assets	(23,763)	5,782,489
Net Assets:
Beginning of period	5,782,489	—

End of period	$5,758,726	$5,782,489

Accumulated net investment income (loss)	$72,674	$85,845

Share Transactions:
Issued	2,810,706	4,414,472
Reinvested	2,624	—
Redeemed	(2,861,922)	(4,191,938)

Change in shares	(48,592)	222,534

(a)	Commencement of operations

See accompanying notes to the financial statements.

PROFUNDS VP

ProFund VP Banks

Financial Highlights

Selected data for a share of beneficial interest outstanding throughout the periods indicated.

	For the year ended December 31, 2003	For the period May 1, 2002(a) through December 31, 2002
Net Asset Value, Beginning of Period	$25.98	$30.00

Investment Activities:
Net investment income (loss)	0.38 (b)	0.19	(b)
Net realized and unrealized gains (losses) on investments	7.25	(4.21)

Total income (loss) from investment activities	7.63	(4.02)

Distributions to Shareholders From:
Net investment income	(0.50)	—

Net Asset Value, End of Period	$33.11	$25.98

Total Return	29.39%	(13.40	)%(c)
Ratios to Average Net Assets:
Gross expenses(d)	2.30%	2.11%
Net expenses(d)	1.98%	1.98%
Net investment income (loss)(d)	1.30%	1.06%
Supplemental Data:
Net assets, end of period (000’s)	$5,759	$5,782
Portfolio turnover rate(e)	1,457%	1,183	%(c)

(a)	Commencement of operations
(b)	Per share net investment income (loss) has been calculated using the daily average shares method.
(c)	Not annualized for periods less than one year.
(d)	Annualized for periods less than one year.
(e)	Portfolio turnover rate is calculated without regard to instruments (including options, swap agreements and futures contracts) having a maturity of less than one year.

See accompanying notes to the financial statements.

ProFund VP Basic Materials

The ProFund VP Basic Materials seeks daily investment results, before fees and expenses, that correspond to the daily performance of the Dow Jones U.S. Basic Materials Sector Index. For the year ended December 31, 2003, the Fund had a total return of 31.58%1, compared to a return of 32.22%2 for the Index. For the year, the Fund achieved an average daily statistical correlation of over 0.99 to the daily performance of the Index.3

The Fund applies a mathematical approach to investing. In doing so it takes positions in securities and/or financial instruments that, in combination, should have similar daily return characteristics as the Index. The Dow Jones U.S. Basic Materials Sector Index measures the performance of the basic materials economic sector of the U.S. equity market. Component companies are involved in the production of aluminum, commodity chemicals, specialty chemicals, forest products, non-ferrous metals, paper products, precious metals and steel.

The performance of the Dow Jones U.S. Basic Materials Sector Index (and thus the Fund) benefited from worldwide economic growth. Lower raw materials costs and better operating conditions were favorable as the increased demand for chemical products and metals had a positive impact in 2003. Of the ten highest weighted constituents of the Index at the beginning of the year, the top performer in terms of stock price return was Newmont Mining Corp (+67.45%) and the worst was Avery Dennison Corp. (-8.28%).

Value of a $10,000 Investment*

* The line graph represents historical performance of a hypothetical investment of $10,000 in the ProFund VP Basic Materials from May 1, 2002 to December 31, 2003 assuming the reinvestment of distributions.

Average Annual Total Return as of 12/31/031

	1 Year	Since Inception (5/1/02)

ProFund VP Basic Materials	31.58%	7.34%

Dow Jones U.S. Basic Materials Index	32.22%	7.82%

S&P 500 Index	26.38%	1.40%

1 Past performance does not guarantee future results. Total return calculations assume the reinvestment of distributions and do not reflect the effect of taxes. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and net asset value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. During the period, certain fees were reduced. If such fee reductions had not occurred, the quoted performance would be lower. Performance numbers are net of all Fund expenses but do not include any insurance, sales, or administrative charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower.

2 The Dow Jones U.S. Basic Materials Index is a price return index and does not reflect the reinvestment of dividends, the impact of transaction costs, nor the deduction of expenses associated with a mutual fund such as investment management and accounting fees. It is not possible to invest directly in an index. The Fund’s performance does reflect the reinvestment of dividends, the impact of transaction costs and the deduction of fees and expenses.

3 1.00 equals perfect correlation.

4 The S&P 500 Index is an unmanaged index that consists of the common stocks of 500 major U.S. corporations selected for their size and the frequency and ease with which their stocks trade.

The above information is not covered by the Report of Independent Auditors.

PROFUNDS VP ProFund VP Basic Materials	Schedule of Portfolio Investments December 31, 2003

Common Stocks (100.1%)

	Shares	Value
Air Products & Chemicals, Inc.	34,188	$1,806,152
Airgas, Inc.	10,164	218,323
AK Steel Holding Corp.*	16,632	84,823
Albemarle Corp.	5,082	152,308
Alcoa, Inc.	139,062	5,284,355
Allegheny Technologies, Inc.	10,626	140,476
Avery Dennison Corp.	15,708	879,962
Boise Cascade Corp.	13,860	455,440
Bowater, Inc.	8,778	406,509
Cabot Corp.	9,702	308,912
Cabot Microelectronics Corp.*	4,158	203,742
Cambrex Corp.	3,696	93,361
Caraustar Industries, Inc.*	4,620	63,756
Carpenter Technology Corp.	3,234	95,629
Cleveland-Cliffs, Inc.*	1,848	94,156
Crompton Corp.	18,018	129,189
Cytec Industries, Inc.*	6,006	230,570
Dow Chemical Co.	147,840	6,145,709
Du Pont (E.I.) de Nemours	160,314	7,356,808
Eastman Chemical Co.	12,474	493,097
Ecolab, Inc.	29,568	809,276
Engelhard Corp.	20,328	608,824
Ferro Corp.	6,468	175,994
FMC Corp.*	5,544	189,217
Freeport-McMoRan Copper & Gold, Inc.— Class B	23,100	973,203
Fuller (H. B.) Co.	4,620	137,399
Georgia Gulf Corp.	5,082	146,768
Georgia Pacific Corp.	36,036	1,105,224
Great Lakes Chemical Corp.	6,930	188,427
Hercules, Inc.*	16,170	197,274
IMC Global, Inc.	16,632	165,156
International Flavors & Fragrances, Inc.	12,936	451,725
International Paper Co.	77,154	3,326,109
Louisiana-Pacific Corp.*	16,170	289,120
Lubrizol Corp.	8,316	270,436
Lyondell Chemical Co.	26,334	446,361
Macdermid, Inc.	3,696	126,551
MeadWestvaco Corp.	32,340	962,115

Common Stocks, continued

	Shares	Value
Meridian Gold, Inc.*	15,708	$229,494
Millennium Chemicals, Inc.	10,164	128,880
Minerals Technologies, Inc.	3,234	191,615
Newmont Mining Corp.	62,832	3,054,264
Nucor Corp.	11,550	646,800
Olin Corp.	9,240	185,354
OM Group, Inc.*	4,620	120,998
Phelps Dodge Corp.*	14,322	1,089,761
Pope & Talbot, Inc.	2,310	40,679
Potlatch Corp.	4,620	160,637
PPG Industries, Inc.	27,258	1,745,057
Praxair, Inc.	52,206	1,994,269
Rayonier, Inc.	8,316	345,197
Rohm & Haas Co.	23,100	986,601
RPM, Inc.	18,480	304,181
RTI International Metals, Inc.*	3,234	54,558
Ryerson Tull, Inc.	3,696	42,319
Schulman (A.), Inc.	4,620	98,498
Sigma-Aldrich Corp.	9,702	554,760
Stillwater Mining Co.*	6,930	66,320
Tredegar Corp.	3,696	57,399
United States Steel Corp.	16,632	582,453
Valspar Corp.	7,392	365,313
Wausau-Mosinee Paper Corp.	7,854	106,186
WD-40 Co.	2,772	98,018
Wellman, Inc.	5,082	51,887
Weyerhaeuser Co.	35,112	2,247,168
Worthington Industries, Inc.	11,088	199,917

TOTAL COMMON STOCKS (Cost $46,460,822)		50,961,039

TOTAL INVESTMENT SECURITIES (Cost $46,460,822)—100.1%		50,961,039
Net other assets (liabilities)—(0.1)%		(32,293)

NET ASSETS—100.0%		$50,928,746

*	Non-income producing security

See accompanying notes to the financial statements.

PROFUNDS VP

ProFund VP Basic Materials

Statement of Assets and Liabilities

December 31, 2003
Assets:
Investment securities, at value (cost $46,460,822)	$50,961,039
Dividends and interest receivable	88,459
Receivable for investments sold	2,871,635
Prepaid expenses	56

Total Assets	53,921,189

Liabilities:
Cash overdraft	29,181
Payable for investments purchased	10,064
Payable for capital shares redeemed	2,879,562
Advisory fees payable	28,837
Management services fees payable	5,768
Administration fees payable	1,608
Administrative services fees payable	17,744
Distribution fees payable	8,872
Other accrued expenses	10,807

Total Liabilities	2,992,443

Net Assets	$50,928,746

Net Assets consist of:
Capital	$47,752,876
Accumulated net investment income (loss)	73,537
Accumulated net realized gains (losses) on investments	(1,397,884)
Net unrealized appreciation (depreciation) on investments	4,500,217

Net Assets	$50,928,746

Shares of Beneficial Interest Outstanding	1,509,284

Net Asset Value (offering and redemption price per share)	$33.74

Statement of Operations

For the year ended December 31, 2003
Investment Income:
Dividends	$267,257
Interest	136

Total Investment Income	267,393

Expenses:
Advisory fees	73,441
Management services fees	14,688
Administration fees	4,571
Transfer agency and administrative service fees	55,649
Distribution fees	24,481
Custody fees	12,547
Fund accounting fees	7,194
Other fees	6,794

Total Gross Expenses before reductions	199,365
Less Expenses reduced by the Advisor	(5,509)

Total Net Expenses	193,856

Net Investment Income (Loss)	73,537

Realized and Unrealized Gains (Losses) on Investments:
Net realized gains (losses) on investment securities	(299,970)
Change in net unrealized appreciation/depreciation on investments	4,232,744

Net Realized and Unrealized Gains (Losses) on Investments	3,932,774

Change in Net Assets Resulting from Operations	$4,006,311

See accompanying notes to the financial statements.

PROFUNDS VP

ProFund VP Basic Materials

Statements of Changes in Net Assets

	For the year ended December 31, 2003	For the period May 1, 2002(a) through December 31, 2002
From Investment Activities:
Operations:
Net investment income (loss)	$73,537	$37,574
Net realized gains (losses) on investments	(299,970)	(2,441,408)
Change in net unrealized appreciation/depreciation on investments	4,232,744	267,473

Change in net assets resulting from operations	4,006,311	(2,136,361)

Distributions to Shareholders From:
Net investment income	(40,448)	—

Change in net assets resulting from distributions	(40,448)	—

Capital Transactions:
Proceeds from shares issued	162,115,343	94,107,644
Dividends reinvested	40,448	—
Cost of shares redeemed	(119,043,907)	(88,120,284)

Change in net assets resulting from capital transactions	43,111,884	5,987,360

Change in net assets	47,077,747	3,850,999
Net Assets:
Beginning of period	3,850,999	—

End of period	$50,928,746	$3,850,999

Accumulated net investment income (loss)	$73,537	$40,448

Share Transactions:
Issued	5,568,670	3,436,644
Reinvested	1,217	—
Redeemed	(4,210,712)	(3,286,535)

Change in shares	1,359,175	150,109

(a)	Commencement of operations

See accompanying notes to the financial statements.

PROFUNDS VP

ProFund VP Basic Materials

Financial Highlights

Selected data for a share of beneficial interest outstanding throughout the periods indicated.

	For the year ended December 31, 2003	For the period May 1, 2002(a) through December 31, 2002
Net Asset Value, Beginning of Period	$25.66	$30.00

Investment Activities:
Net investment income (loss)	0.22 (b)	0.23	(b)
Net realized and unrealized gains (losses) on investments	7.88	(4.57)

Total income (loss) from investment activities	8.10	(4.34)

Distributions to Shareholders From:
Net investment income	(0.02)	—

Net Asset Value, End of Period	$33.74	$25.66

Total Return	31.58%	(14.47	)%(c)
Ratios to Average Net Assets:
Gross expenses(d)	2.03%	2.21%
Net expenses(d)	1.97%	1.98%
Net investment income (loss)(d)	0.75%	1.25%
Supplemental Data:
Net assets, end of period (000’s)	$50,929	$3,851
Portfolio turnover rate(e)	1,009%	2,498	%(c)

(a)	Commencement of operations
(b)	Per share net investment income (loss) has been calculated using the daily average shares method.
(c)	Not annualized for periods less than one year.
(d)	Annualized for periods less than one year.
(e)	Portfolio turnover rate is calculated without regard to instruments (including options, swap agreements and futures contracts) having a maturity of less than one year.

See accompanying notes to the financial statements.

ProFund VP Biotechnology

The ProFund VP Biotechnology seeks daily investment results, before fees and expenses, that correspond to the daily performance of the Dow Jones U.S. Biotechnology Index. For the year ended December 31, 2003, the Fund had a total return of 39.78%1, compared to a return of 42.85%2 for the Index. For the year, the Fund achieved an average daily statistical correlation of over 0.99 to the daily performance of the Index.3

The Fund applies a mathematical approach to investing. In doing so it takes positions in securities and/or financial instruments that, in combination, should have similar daily return characteristics as the Index. The Dow Jones U.S. Biotechnology Index measures the performance of the biotechnology industry of the U.S. equity market. Component companies include those engaged in genetic research, and/or the marketing and development of recombinant DNA products. Makers of artificial blood and contract biotechnology researchers are also included in the Index.

The performance of the Dow Jones U.S. Biotechnology Index (and thus the Fund) benefited from the component biotech companies making great strides in development research such areas as genomics and proteomics. Biotech firms began to capitalize on their earnings potential and investors became less risk-averse and flocked back with high expectations. Of the ten highest weighted constituents of the Index at the beginning of the year, the top performer in terms of stock price return was Genentech Inc. (+182.18%) and the worst was Medimmune Inc. (-6.59%).

Value of a $10,000 Investment*

* The line graph represents historical performance of a hypothetical investment of $10,000 in the ProFund VP Biotechnology from January 22, 2001 to December 31, 2003 assuming the reinvestment of distributions.

Average Annual Total Return as of 12/31/031

	1 Year	Since Inception (1/22/01)

ProFund VP Biotechnology	39.78%	(9.71)%

Dow Jones U.S. Biotechnology Index	42.85%	(7.81)%

S&P 500 Index	26.38%	(6.22)%

1 Past performance does not guarantee future results. Total return calculations assume the reinvestment of distributions and do not reflect the effect of taxes. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and net asset value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. During the period, certain fees were reduced. If such fee reductions had not occurred, the quoted performance would be lower. Performance numbers are net of all Fund expenses but do not include any insurance, sales, or administrative charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower.

2 The Dow Jones U.S. Biotechnology Index is a price return index and does not reflect the reinvestment of dividends, the impact of transaction costs, nor the deduction of expenses associated with a mutual fund such as investment management and accounting fees. It is not possible to invest directly in an index. The Fund’s performance does reflect the reinvestment of dividends, the impact of transaction costs and the deduction of fees and expenses.

3 1.00 equals perfect correlation.

4 The S&P 500 Index is an unmanaged index that consists of the common stocks of 500 major U.S. corporations selected for their size and the frequency and ease with which their stocks trade.

The above information is not covered by the Report of Independent Auditors.

PROFUNDS VP ProFund VP Biotechnology	Schedule of Portfolio Investments December 31, 2003

Common Stocks (89.1%)

	Shares	Value
Abgenix, Inc.*	4,650	$57,939
Affymetrix, Inc.*	3,534	86,972
Albany Molecular Research, Inc.*	1,488	22,350
Alexion Pharmaceuticals, Inc.*	1,302	22,160
Alkermes, Inc.*	5,394	72,819
Amgen, Inc.*	54,478	3,366,739
Amylin Pharmaceuticals, Inc.*	5,022	111,589
Applera Corp.—Applied Biosystems Group	12,648	261,940
Applera Corp.—Celera Genomics Group*	4,464	62,094
Biogen Idec, Inc.*	19,902	731,996
Celgene Corp.*	5,022	226,090
Cell Genesys, Inc.*	2,232	28,882
Cell Therapeutics, Inc.*	1,860	16,182
Charles River Laboratories International, Inc.*	2,790	95,781
Chiron Corp.*	6,696	381,605
Covance, Inc.*	3,720	99,696
Cubist Pharmaceuticals, Inc.*	2,418	29,403
CuraGen Corp.*	2,418	17,724
CV Therapeutics, Inc.*	1,860	27,268
Delta & Pine Land Co.	2,232	56,693
Enzo Biochem, Inc.*	1,674	29,981
Enzon, Inc.*	2,604	31,248
Gen-Probe, Inc.*	2,976	108,535
Gene Logic, Inc.*	1,860	9,653
Genentech, Inc.*	13,206	1,235,684
Genzyme Corp.—General Division*	13,764	679,116
Gilead Sciences, Inc.*	12,276	713,728
Human Genome Sciences, Inc.*	7,812	103,509
ICOS Corp.*	3,534	145,884
IDEXX Laboratories, Inc.*	2,046	94,689
ImClone Systems, Inc.*	3,720	147,535
Immunomedics, Inc.*	2,604	11,874
IMS Health, Inc.	14,694	365,293
Incyte Genomics, Inc.*	4,464	30,534
InterMune, Inc.*	1,860	43,078
Invitrogen Corp.*	3,162	221,340
Laboratory Corp. of America Holdings*	8,742	323,017
Lexicon Genetics, Inc.*	2,604	15,338
Ligand Pharmaceuticals, Inc.—Class B*	4,092	60,111
Martek Biosciences Corp.*	1,674	108,760
Maxygen, Inc.*	1,674	17,795
Medarex, Inc.*	4,836	30,128
MedImmune, Inc.*	15,066	382,676
Millennium Pharmaceuticals, Inc.*	17,112	319,481
Molecular Devices Corp.*	930	17,661
Monsanto Co.	15,996	460,365
Myriad Genetics, Inc.*	1,674	21,528

Common Stocks, continued

	Shares	Value
Nabi Biopharmaceuticals*	3,348	$42,553
Neurocrine Biosciences, Inc.*	2,418	131,878
OSI Pharmaceuticals, Inc.*	2,418	77,884
PAREXEL International Corp.*	1,674	27,219
Pharmaceutical Product Development, Inc.*	2,976	80,263
Pharmacopeia, Inc.*	1,488	21,144
Protein Design Labs, Inc.*	5,766	103,211
Quest Diagnostics, Inc.*	4,836	353,560
Regeneron Pharmaceuticals, Inc.*	2,232	32,833
Savient Pharmaceuticals, Inc.*	3,720	17,149
Techne Corp.*	2,418	91,352
The Medicines Co.*	2,790	82,193
Theragenics Corp.*	1,860	10,174
Transkaryotic Therapies, Inc.*	1,674	26,131
Trimeris, Inc.*	930	19,511
Tularik, Inc.*	3,162	51,066
United Therapeutics Corp.*	1,302	29,881
Vertex Pharmaceuticals, Inc.*	4,650	47,570
Xoma Ltd.*	5,022	33,145

TOTAL COMMON STOCKS (Cost $7,276,163)		12,783,180

U.S. Government Agency Obligations (0.4%)

	Principal Amount
Federal National Mortgage Association, 0.50%, 01/02/04	$51,000	50,999

TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS (Cost $50,999)		50,999

TOTAL INVESTMENT SECURITIES (Cost $7,327,162)—89.5%		12,834,179
Net other assets (liabilities)—10.5%		1,508,122

NET ASSETS—100.0%		$14,342,301

Swap Agreements

	Units	Unrealized Appreciation (Depreciation)
Equity Index Swap Agreement based on the Dow Jones U.S. Biotechnology Index expiring 01/02/04 (Underlying notional amount at value $1,458,581)	14,586	$(60)

*	Non-income producing security

See accompanying notes to the financial statements.

PROFUNDS VP

ProFund VP Biotechnology

Statement of Assets and Liabilities

December 31, 2003
Assets:
Investment securities, at value (cost $7,327,162)	$12,834,179
Cash	889
Dividends and interest receivable	581
Receivable for investments sold	1,495,490
Receivable for capital shares issued	44,177
Prepaid expenses	216

Total Assets	14,375,532

Liabilities:
Unrealized depreciation on swap agreements	60
Advisory fees payable	11,585
Management services fees payable	2,317
Administration fees payable	558
Administrative services fees payable	6,171
Distribution fees payable	3,087
Other accrued expenses	9,453

Total Liabilities	33,231

Net Assets	$14,342,301

Net Assets consist of:
Capital	$22,097,408
Accumulated net realized gains (losses) on investments	(13,262,064)
Net unrealized appreciation (depreciation) on investments	5,506,957

Net Assets	$14,342,301

Shares of Beneficial Interest Outstanding	653,194

Net Asset Value (offering and redemption price per share)	$21.96

Statement of Operations

For the year ended December 31, 2003
Investment Income:
Dividends	$23,923
Interest	651

Total Investment Income	24,574

Expenses:
Advisory fees	169,728
Management services fees	33,946
Administration fees	10,848
Transfer agency and administrative service fees	131,000
Distribution fees	56,576
Custody fees	22,587
Fund accounting fees	19,299
Other fees	18,815

Total Gross Expenses before reductions	462,799
Less Expenses reduced by the Advisor	(15,245)

Total Net Expenses	447,554

Net Investment Income (Loss)	(422,980)

Realized and Unrealized Gains (Losses) on Investments:
Net realized gains (losses) on investment securities	3,561,893
Change in net unrealized appreciation/depreciation on investments	3,326,107

Net Realized and Unrealized Gains (Losses) on Investments	6,888,000

Change in Net Assets Resulting from Operations	$6,465,020

See accompanying notes to the financial statements.

PROFUNDS VP

ProFund VP Biotechnology

Statements of Changes in Net Assets

	For the year ended December 31, 2003	For the year ended December 31, 2002
From Investment Activities:
Operations:
Net investment income (loss)	$(422,980)	$(383,375)
Net realized gains (losses) on investments	3,561,893	(11,482,154)
Change in net unrealized appreciation/depreciation on investments	3,326,107	(1,086,874)

Change in net assets resulting from operations	6,465,020	(12,952,403)

Distributions to Shareholders From:
Net realized gains on investments	—	(225,790)

Change in net assets resulting from distributions	—	(225,790)

Capital Transactions:
Proceeds from shares issued	156,159,275	201,154,183
Dividends reinvested	—	225,790
Cost of shares redeemed	(162,528,029)	(218,202,707)

Change in net assets resulting from capital transactions	(6,368,754)	(16,822,734)

Change in net assets	96,266	(30,000,927)
Net Assets:
Beginning of period	14,246,035	44,246,962

End of period	$14,342,301	$14,246,035

Share Transactions:
Issued	8,170,935	11,016,078
Reinvested	—	14,183
Redeemed	(8,424,553)	(11,862,452)

Change in shares	(253,618)	(832,191)

See accompanying notes to the financial statements.

PROFUNDS VP

ProFund VP Biotechnology

Financial Highlights

For a share of beneficial interest outstanding throughout the periods indicated.

	For the year ended December 31, 2003		For the year ended December 31, 2002		For the period January 22, 2001(a) through December 31, 2001
Net Asset Value, Beginning of Period	$15.71		$25.44		$30.00

Investment Activities:
Net investment income (loss)	(0.37	)(b)	(0.35	)(b)	(0.48	)(b)
Net realized and unrealized gains (losses) on investments	6.62		(9.19)		(4.08)

Total income (loss) from investment activities	6.25		(9.54)		(4.56)

Distribution to Shareholders From:
Net realized gains on investments	—		(0.19)		—

Net Asset Value, End of Period	$21.96		$15.71		$25.44

Total Return	39.78%		(37.51)%		(15.20	)%(c)
Ratio to Average Net Assets:
Gross expenses(d)	2.04%		2.16%		2.03%
Net expenses(d)	1.98%		1.98%		2.03%
Net investment income (loss)(d)	(1.87)%		(1.91)%		(1.98)%
Supplemental Data:
Net assets, end of period (000’s)	$14,342		$14,246		$44,247
Portfolio turnover rate(e)	848%		1,049%		1,044	%(c)

(a)	Commencement of operations
(b)	Per share net investment income (loss) has been calculated using the daily average shares method.
(c)	Not annualized for periods less than one year.
(d)	Annualized for periods less than one year.
(e)	Portfolio turnover rate is calculated without regard to instruments (including options, swap agreements and futures contracts) having a maturity of less than one year.

See accompanying notes to the financial statements.

ProFund VP Consumer Cyclical

The ProFund VP Consumer Cyclical seeks daily investment results, before fees and expenses, that correspond to the daily performance of the Dow Jones U.S. Consumer Cyclical Sector Index. For the year ended December 31, 2003, the Fund had a total return of 26.80%1, compared to a return of 32.83%2 for the Index. For the year, the Fund achieved an average daily statistical correlation of over 0.99 to the daily performance of the Index.3

The Fund applies a mathematical approach to investing. In doing so it takes positions in securities and/or financial instruments that, in combination, should have similar daily return characteristics as the Index. The Dow Jones U.S. Consumer Cyclical Sector Index measures the performance of the consumer cyclical economic sector of the U.S. equity market. Component companies include airlines, auto manufacturers, auto parts, tires, casinos, consumer electronics, recreational products and services, restaurants, lodging, toys, home construction, home furnishings and appliances, footwear, clothing and fabrics.

The Dow Jones U.S. Consumer Cyclical Sector Index (and thus the Fund) benefited from a strong return to consumer spending in the retail markets. Improving economic conditions created a favorable environment for consumer cyclical companies, resulting in an increased demand for goods and services related to home furnishings, entertainment, and leisure goods and services. Of the ten highest weighted constituents of the Index at the beginning of the year, the top performer in terms of stock price return was Home Depot Inc. (+47.75%) and the worst was Cardinal Health Inc. (+3.33%).

Value of a $10,000 Investment*

* The line graph represents historical performance of a hypothetical investment of $10,000 in the ProFund VP Consumer Cyclical from May 1, 2002 to December 31, 2003 assuming the reinvestment of distributions.

Average Annual Total Return as of 12/31/031

	1 Year	Since Inception (5/1/02)

ProFund VP Consumer Cyclical	26.80%	(4.32)%

Dow Jones U.S. Consumer Cyclical Index	32.83%	(0.29)%

S&P 500 Index	26.38%	1.40%

1 Past performance does not guarantee future results. Total return calculations assume the reinvestment of distributions and do not reflect the effect of taxes. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and net asset value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. During the period, certain fees were reduced. If such fee reductions had not occurred, the quoted performance would be lower. Performance numbers are net of all Fund expenses but do not include any insurance, sales, or administrative charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower.

2 The Dow Jones U.S. Consumer Cyclical Index is a price return index and does not reflect the reinvestment of dividends, the impact of transaction costs, nor the deduction of expenses associated with a mutual fund such as investment management and accounting fees. It is not possible to invest directly in an index. The Fund’s performance does reflect the reinvestment of dividends, the impact of transaction costs and the deduction of fees and expenses.

3 1.00 equals perfect correlation.

4 The S&P 500 Index is an unmanaged index that consists of the common stocks of 500 major U.S. corporations selected for their size and the frequency and ease with which their stocks trade.

The above information is not covered by the Report of Independent Auditors.

PROFUNDS VP ProFund VP Consumer Cyclical	Schedule of Portfolio Investments December 31, 2003

Common Stocks (100.6%)

	Shares	Value
Advance Auto Parts, Inc.*	160	$13,024
Amazon.com, Inc.*	920	48,429
AmerisourceBergen Corp.	280	15,722
ARAMARK Corp.	760	20,839
AutoNation, Inc.*	640	11,757
AutoZone, Inc.*	200	17,042
Bed Bath & Beyond, Inc.*	880	38,148
Best Buy Co., Inc.	640	33,434
Brunswick Corp.	640	20,371
Cablevision Systems New York Group*	680	15,905
Cardinal Health, Inc.	1,040	63,606
Carnival Corp.	960	38,141
CDW Corp.	400	23,104
Centex Corp.	200	21,530
Clear Channel Communications, Inc.	1,360	63,689
Coach, Inc.*	480	18,120
Comcast Corp.—Special Class A*	5,760	180,174
Costco Wholesale Corp.*	1,400	52,052
Cox Communications, Inc.—Class A*	640	22,048
CVS Corp.	1,000	36,120
D.R. Horton, Inc.	360	15,574
Delphi Automotive Systems Corp.	1,200	12,252
Dollar General Corp.	760	15,952
E.W. Scripps Co.—Class A	160	15,062
Eastman Kodak Co.	880	22,590
EchoStar Communications Corp.— Class A*	600	20,400
Electronic Arts, Inc.*	1,080	51,602
Family Dollar Stores, Inc.	400	14,352
Fastenal Co.	240	11,986
Federated Department Stores, Inc.	440	20,737
Ford Motor Co.	4,120	65,920
Fox Entertainment Group, Inc.—Class A	600	17,490
Gannett Co., Inc.	720	64,195
Gap, Inc.	1,840	42,706
General Motors Corp.	1,120	59,808
Gentex Corp.	400	17,664
Genuine Parts Co.	680	22,576
GTECH Holdings Corp.	280	13,857
Harley-Davidson, Inc.	720	34,222
Harman International Industries, Inc.	200	14,796
Harrah’s Entertainment, Inc.	480	23,890
Hilton Hotels Corp.	920	15,760
Home Depot, Inc.	5,320	188,807
Hughes Electronics Corp.*	1,521	25,171
International Game Technology	840	29,988
Interpublic Group of Companies, Inc.*	1,000	15,600
Johnson Controls, Inc.	360	41,803
Jones Apparel Group, Inc.	400	14,092
Knight Ridder, Inc.	320	24,758
Kohls Corp.*	760	34,154
Lear Corp.	440	26,985
Leggett & Platt, Inc.	640	13,843
Lennar Corp.—Class B	200	19,200
Liberty Media Corp.—Class A*	6,280	74,669
Limited, Inc.	1,200	21,636

Common Stocks, continued

	Shares	Value
Liz Claiborne, Inc.	520	$18,439
Lowe’s Cos., Inc.	1,680	93,055
Marriott International, Inc.—Class A	560	25,871
Mattel, Inc.	1,200	23,124
May Department Stores Co.	720	20,930
McDonald’s Corp.	3,160	78,463
McGraw-Hill Companies, Inc.	680	47,546
McKesson Corp.	680	21,869
Michaels Stores, Inc.	240	10,608
Mohawk Industries, Inc.*	160	11,286
New York Times Co.—Class A	480	22,939
News Corp., Ltd.ADR	178	5,389
Nike, Inc.—Class B	760	52,030
NTL, Inc.*	160	11,160
Office Depot, Inc.*	760	12,700
Omnicom Group	520	45,412
Outback Steakhouse, Inc.	240	10,610
Penney (J.C.) Co.	680	17,870
Petsmart, Inc.	560	13,328
Polaris Industries, Inc.	280	24,802
Pulte Homes, Inc.	160	14,979
RadioShack Corp.	440	13,499
Ross Stores, Inc.	400	10,572
Royal Caribbean Cruises, Ltd.	440	15,308
Ryland Group, Inc.	120	10,637
Sears, Roebuck & Co.	600	27,294
Southwest Airlines Co.	1,880	30,343
Staples, Inc.*	1,200	32,760
Starbucks Corp.*	1,160	38,350
Starwood Hotels & Resorts Worldwide, Inc.	480	17,266
Target Corp.	1,960	75,264
Tiffany & Co.	480	21,696
Time Warner, Inc.*	10,080	181,340
TJX Companies, Inc.	1,440	31,752
Tribune Co.	560	28,896
Univision Communications, Inc.—Class A*	560	22,226
Viacom, Inc.—Class B	3,520	156,218
Wal-Mart Stores, Inc.	6,280	333,155
Walgreen Co.	2,440	88,767
Walt Disney Co.	4,800	111,984
Wendy’s International, Inc.	400	15,696
Westwood One, Inc.*	320	10,947
Whirlpool Corp.	520	37,778
YUM! Brands, Inc.*	840	28,896

TOTAL COMMON STOCKS (Cost $3,165,468)		3,800,406

TOTAL INVESTMENT SECURITIES (Cost $3,165,468)—100.6%		3,800,406
Net other assets (liabilities)—(0.6)%		(22,914)

NET ASSETS—100.0%		$3,777,492

*	Non-income producing security
ADR	American Depositary Receipt

See accompanying notes to the financial statements.

PROFUNDS VP

ProFund VP Consumer Cyclical

Statement of Assets and Liabilities

December 31, 2003
Assets:
Investment securities, at value (cost $3,165,468)	$3,800,406
Dividends and interest receivable	5,774
Receivable for investments sold	1,184
Receivable for capital shares issued	26,709
Prepaid expenses	20

Total Assets	3,834,093

Liabilities:
Cash overdraft	45,251
Advisory fees payable	2,700
Management services fees payable	540
Administration fees payable	195
Administrative services fees payable	2,161
Distribution fees payable	1,080
Other accrued expenses	4,674

Total Liabilities	56,601

Net Assets	$3,777,492

Net Assets consist of:
Capital	$4,722,079
Accumulated net realized gains (losses) on investments	(1,579,525)
Net unrealized appreciation (depreciation) on investments	634,938

Net Assets	$3,777,492

Shares of Beneficial Interest Outstanding	135,532

Net Asset Value (offering and redemption price per share)	$27.87

Statement of Operations

For the year ended December 31, 2003
Investment Income:
Dividends	$30,424
Interest	309

Total Investment Income	30,733

Expenses:
Advisory fees	29,756
Management services fees	5,951
Administration fees	1,902
Transfer agency and administrative service fees	23,512
Distribution fees	9,918
Custody fees	15,628
Fund accounting fees	3,942
Other fees	2,797

Total Gross Expenses before reductions	93,406
Less Expenses reduced by the Advisor	(14,877)

Total Net Expenses	78,529

Net Investment Income (Loss)	(47,796)

Realized and Unrealized Gains (Losses) on Investments:
Net realized gains (losses) on investment securities	615,306
Change in net unrealized appreciation/depreciation on investments	576,277

Net Realized and Unrealized Gains (Losses) on Investments	1,191,583

Change in Net Assets Resulting from Operations	$1,143,787

See accompanying notes to the financial statements.

PROFUNDS VP

ProFund VP Consumer Cyclical

Statements of Changes in Net Assets

	For the year ended December 31, 2003	For the period May 1, 2002(a) through December 31, 2002
From Investment Activities:
Operations:
Net investment income (loss)	$(47,796)	$(16,333)
Net realized gains (losses) on investments	615,306	(2,179,019)
Change in net unrealized appreciation/depreciation on investments	576,277	58,661

Change in net assets resulting from operations	1,143,787	(2,136,691)

Capital Transactions:
Proceeds from shares issued	83,336,931	81,614,367
Cost of shares redeemed	(84,142,313)	(76,038,589)

Change in net assets resulting from capital transactions	(805,382)	5,575,778

Change in net assets	338,405	3,439,087
Net Assets:
Beginning of period	3,439,087	—

End of period	$3,777,492	$3,439,087

Share Transactions:
Issued	3,477,896	3,336,669
Redeemed	(3,498,811)	(3,180,222)

Change in shares	(20,915)	156,447

(a)	Commencement of operations

See accompanying notes to the financial statements.

PROFUNDS VP

ProFund VP Consumer Cyclical

Financial Highlights

Selected data for a share of beneficial interest outstanding throughout the periods indicated.

	For the year ended December 31, 2003		For the period May 1, 2002(a) through December 31, 2002
Net Asset Value, Beginning of Period	$21.98		$30.00

Investment Activities:
Net investment income (loss)	(0.30	)(b)	(0.17	)(b)
Net realized and unrealized gains (losses) on investments	6.19		(7.85)

Total income (loss) from investment activities	5.89		(8.02)

Net Asset Value, End of Period	$27.87		$21.98

Total Return	26.80%		(26.73	)%(c)
Ratios to Average Net Assets:
Gross expenses(d)	2.33%		2.65%
Net expenses(d)	1.96%		1.98%
Net investment income (loss)(d)	(1.19)%		(1.08)%
Supplemental Data:
Net assets, end of period (000’s)	$3,777		$3,439
Portfolio turnover rate(e)	2,100%		2,644	%(c)

(a)	Commencement of operations
(b)	Per share net investment income (loss) has been calculated using the daily average shares method.
(c)	Not annualized for periods less than one year.
(d)	Annualized for periods less than one year.
(e)	Portfolio turnover rate is calculated without regard to instruments (including options, swap agreements and futures contracts) having a maturity of less than one year.

See accompanying notes to the financial statements.

ProFund VP Consumer Non-Cyclical

The ProFund VP Consumer Non-Cyclical seeks daily investment results, before fees and expenses, that correspond to the daily performance of the Dow Jones U.S. Consumer Non-Cyclical Sector Index. For the year ended December 31, 2003, the Fund had a total return of 18.46%1, compared to a return of 18.87%2 for the Index. For the year, the Fund achieved an average daily statistical correlation of over 0.99 to the daily performance of the Index.3

The Fund applies a mathematical approach to investing. In doing so it takes positions in securities and/or financial instruments that, in combination, should have similar daily return characteristics as the Index. The Dow Jones U.S. Consumer Non-Cyclical Sector Index measures the performance of the consumer non-cyclical economic sector of the U.S. equity market. Component companies include beverage companies, consumer service companies, durable and non-durable household product manufacturers, cosmetic companies, food products and agriculture and tobacco products.

Marking its best year of gains since 1997, the Dow Jones U.S. Consumer Non-Cyclical Sector Index (and thus the Fund) benefited from consumer spending trends and the general uptrend in the broad markets and the economy. Of the ten highest weighted constituents of the Index at the beginning of the year, the top performer in terms of stock price return was Altria Group Inc. (+34.27%) and the worst was Colgate-Palmolive (-4.54%)

Value of a $10,000 Investment*

* The line graph represents historical performance of a hypothetical investment of $10,000 in the ProFund VP Consumer Non-Cyclical from May 1, 2002 to December 31, 2003 assuming the reinvestment of distributions.

Average Annual Total Return as of 12/31/031

	1 Year	Since Inception (5/1/02)

ProFund VP Consumer Non-Cyclical	18.46%	(0.51)%

Dow Jones U.S. Consumer Non-Cyclical Index	18.87%	(0.04)%

S&P 500 Index	26.38%	1.40%

1 Past performance does not guarantee future results. Total return calculations assume the reinvestment of distributions and do not reflect the effect of taxes. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and net asset value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. During the period, certain fees were reduced. If such fee reductions had not occurred, the quoted performance would be lower. Performance numbers are net of all Fund expenses but do not include any insurance, sales, or administrative charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower.

2 The Dow Jones U.S. Consumer Non-Cyclical Index is a price return index and does not reflect the reinvestment of dividends, the impact of transaction costs, nor the deduction of expenses associated with a mutual fund such as investment management and accounting fees. It is not possible to invest directly in an index. The Fund’s performance does reflect the reinvestment of dividends, the impact of transaction costs and the deduction of fees and expenses.

3 1.00 equals perfect correlation.

4 The S&P 500 Index is an unmanaged index that consists of the common stocks of 500 major U.S. corporations selected for their size and the frequency and ease with which their stocks trade.

The above information is not covered by the Report of Independent Auditors.

PROFUNDS VP ProFund VP Consumer Non-Cyclical	Schedule of Portfolio Investments December 31, 2003

Common Stocks (101.4%)

	Shares	Value
Alberto-Culver Co.—Class B	115	$7,254
Albertson’s, Inc.	782	17,712
Altria Group, Inc.	5,037	274,113
American Italian Pasta Co.*	46	1,927
Anheuser-Busch Companies, Inc.	2,024	106,624
Apollo Group, Inc.—Class A*	345	23,460
Archer-Daniels-Midland Co.	1,472	22,404
Avon Products, Inc.	575	38,807
Black & Decker Corp.	184	9,075
Block H & R, Inc.	414	22,923
Blyth, Inc.	92	2,964
Brown-Forman Corp.	46	4,299
Bunge Limited	253	8,329
Campbell Soup Co.	621	16,643
Career Education Corp.*	230	9,216
Casey’s General Stores, Inc.	115	2,031
Cendant Corp.	2,507	55,831
Church & Dwight, Inc.	92	3,643
Clorox Co.	391	18,987
Coca-Cola Co.	5,589	283,642
Coca-Cola Enterprises, Inc.	598	13,078
Colgate-Palmolive Co.	1,242	62,162
ConAgra Foods, Inc.	1,334	35,204
Constellation Brands, Inc.*	230	7,574
Coors (Adolph) Co.—Class B	69	3,871
Corinthian Colleges, Inc.*	115	6,389
Corn Products International, Inc.	92	3,169
Dean Foods Co.*	391	12,852
Del Monte Foods Co.*	460	4,784
DeVry, Inc.*	161	4,046
Dial Corp.	230	6,548
Dreyer’s Grand Ice Cream Holdings, Inc.	46	3,577
eBay, Inc.*	1,058	68,337
Education Management Corp.*	138	4,284
Energizer Holdings, Inc.*	207	7,775
Flowers Foods, Inc.	115	2,967
Fortune Brands, Inc.	368	26,309
General Mills, Inc.	736	33,341
Gillette Co.	2,277	83,634
Hain Celestial Group, Inc.*	69	1,601
Heinz (H.J.) Co.	874	31,840
Hershey Foods Corp.	207	15,937
Hormel Foods Corp.	184	4,749
InterActiveCorp*	1,311	44,482
International Multifoods Corp.*	46	828
Interstate Bakeries Corp.	115	1,636
ITT Educational Services, Inc.*	115	5,402
JM Smucker Co.	115	5,208
Kellogg Co.	575	21,896
Kimberly-Clark Corp.	1,242	73,390
Kraft Foods, Inc.	690	22,232
Kroger Co.*	1,679	31,078
Lancaster Colony Corp.	69	3,116
Learning Tree International, Inc.*	23	400
Loews Corp.—Carolina Group	138	3,483

Common Stocks, continued

	Shares	Value
McCormick & Co., Inc.	299	$9,000
NBTY, Inc.*	161	4,324
Newell Rubbermaid, Inc.	690	15,711
PepsiAmericas, Inc.	207	3,544
PepsiCo, Inc.	4,255	198,368
Performance Food Group Co.*	115	4,160
Pre-Paid Legal Services, Inc.*	23	601
PRICELINE.COM, Inc.*	46	823
Procter & Gamble Co.	3,220	321,613
R.J. Reynolds Tobacco Holdings	207	12,037
Ralcorp Holdings, Inc.*	69	2,164
Regis Corp.	115	4,545
Rent-A-Center, Inc.*	207	6,185
Roto-Rooter, Inc.	23	1,060
Safeway, Inc.*	1,104	24,189
Sara Lee Corp.	1,955	42,443
Sensient Technologies Corp.	115	2,274
Service Corporation International*	736	3,967
Smithfield Foods, Inc.*	207	4,285
Snap-on, Inc.	138	4,449
Sotheby’s Holdings, Inc.—Class A*	115	1,571
Stamps.com, Inc.*	92	570
Stanley Works	207	7,839
Stewart Enterprises, Inc.—Class A*	230	1,306
SuperValu, Inc.	322	9,206
Sylvan Learning Systems, Inc.*	92	2,649
Sysco Corp.	1,610	59,941
The Estee Lauder Companies, Inc.	276	10,836
The Pepsi Bottling Group, Inc.	414	10,011
The Robert Mondavi Corp.—Class A*	23	893
The Scotts Co.—Class A*	46	2,721
The ServiceMaster Co.	736	8,574
Tootsie Roll Industries, Inc.	46	1,656
Tupperware Corp.	138	2,393
Tyson Foods, Inc.—Class A	575	7,613
United Rentals, Inc.*	161	3,101
Universal Corp.	69	3,048
University of Phoenix Online*	46	3,171
UST, Inc.	414	14,776
Weight Watchers Intl, Inc.*	115	4,413
Whole Foods Market, Inc.*	138	9,264
Wild Oats Markets, Inc.*	69	892
Winn-Dixie Stores, Inc.	207	2,060
Wrigley (WM.) JR Co.	345	19,392

TOTAL COMMON STOCKS (Cost $1,968,058)		2,440,701

TOTAL INVESTMENT SECURITIES (Cost $1,968,058)—101.4%		2,440,701
Net other assets (liabilities)—(1.4)%		(34,397)

NET ASSETS—100.0%		$2,406,304

*	Non-income producing security

See accompanying notes to the financial statements.

PROFUNDS VP

ProFund VP Consumer Non-Cyclical

Statement of Assets and Liabilities

December 31, 2003
Assets:
Investment securities, at value (cost $1,968,058)	$2,440,701
Dividends receivable	14,119
Receivable for capital shares issued	92,910
Prepaid expenses	31

Total Assets	2,547,761

Liabilities:
Cash overdraft	20,406
Payable for investments purchased	106,141
Advisory fees payable	4,399
Management services fees payable	879
Administration fees payable	310
Administrative services fees payable	3,431
Distribution fees payable	1,716
Other accrued expenses	4,175

Total Liabilities	141,457

Net Assets	$2,406,304

Net Assets consist of:
Capital	$3,014,170
Accumulated net investment income (loss)	5,023
Accumulated net realized gains (losses) on investments	(1,085,532)
Net unrealized appreciation (depreciation) on investments	472,643

Net Assets	$2,406,304

Shares of Beneficial Interest Outstanding	81,493

Net Asset Value (offering and redemption price per share)	$29.53

Statement of Operations

For the year ended December 31, 2003
Investment Income:
Dividends	$79,928
Interest	131

Total Investment Income	80,059

Expenses:
Advisory fees	28,462
Management services fees	5,692
Administration fees	1,796
Transfer agency and administrative service fees	22,446
Distribution fees	9,487
Custody fees	13,331
Fund accounting fees	3,630
Other fees	3,442

Total Gross Expenses before reductions	88,286
Less Expenses reduced by the Advisor	(13,250)

Total Net Expenses	75,036

Net Investment Income (Loss)	5,023

Realized and Unrealized Gains (Losses) on Investments:
Net realized gains (losses) on investment securities	225,375
Change in net unrealized appreciation/depreciation on investments	195,931

Net Realized and Unrealized Gains (Losses) on Investments	421,306

Change in Net Assets Resulting from Operations	$426,329

See accompanying notes to the financial statements.

PROFUNDS VP

ProFund VP Consumer Non-Cyclical

Statements of Changes in Net Assets

	For the year ended December 31, 2003	For the period May 1, 2002(a) through December 31, 2002
From Investment Activities:
Operations:
Net investment income (loss)	$5,023	$15,503
Net realized gains (losses) on investments	225,375	(1,925,251)
Change in net unrealized appreciation/depreciation on investments	195,931	276,712

Change in net assets resulting from operations	426,329	(1,633,036)

Distributions to Shareholders From:
Net investment income	(19,148)	—

Change in net assets resulting from distributions	(19,148)	—

Capital Transactions:
Proceeds from shares issued	67,481,358	93,043,640
Dividends reinvested	19,148	—
Cost of shares redeemed	(70,453,029)	(86,458,958)

Change in net assets resulting from capital transactions	(2,952,523)	6,584,682

Change in net assets	(2,545,342)	4,951,646
Net Assets:
Beginning of period	4,951,646	—

End of period	$2,406,304	$4,951,646

Accumulated net investment income (loss)	$5,023	$19,148

Share Transactions:
Issued	2,514,438	3,450,934
Reinvested	656	—
Redeemed	(2,630,810)	(3,253,725)

Change in shares	(115,716)	197,209

(a)	Commencement of operations

See accompanying notes to the financial statements.

PROFUNDS VP

ProFund VP Consumer Non-Cyclical

Financial Highlights

Selected data for a share of beneficial interest outstanding throughout the periods indicated.

	For the year ended December 31, 2003	For the period May 1, 2002(a) through December 31, 2002
Net Asset Value, Beginning of Period	$25.11	$30.00

Investment Activities:
Net investment income (loss)	0.04 (b)	0.04	(b)
Net realized and unrealized gains (losses) on investments	4.59	(4.93)

Total income (loss) from investment activities	4.63	(4.89)

Distributions to Shareholders From:
Net investment income	(0.21)	—

Net Asset Value, End of Period	$29.53	$25.11

Total Return	18.46%	(16.30	)%(c)
Ratios to Average Net Assets:
Gross expenses(d)	2.33%	2.10%
Net expenses(d)	1.98%	1.98%
Net investment income (loss)(d)	0.13%	0.22%
Supplemental Data:
Net assets, end of period (000’s)	$2,406	$4,952
Portfolio turnover rate(e)	1,472%	1,057	%(c)

(a)	Commencement of operations
(b)	Per share net investment income (loss) has been calculated using the daily average shares method.
(c)	Not annualized for periods less than one year.
(d)	Annualized for periods less than one year.
(e)	Portfolio turnover rate is calculated without regard to instruments (including options, swap agreements and futures contracts) having a maturity of less than one year.

See accompanying notes to the financial statements.

ProFund VP Energy

The ProFund VP Energy seeks daily investment results, before fees and expenses, that correspond to the daily performance of the Dow Jones U.S. Energy Sector Index. For the year ended December 31, 2003, the Fund had a total return of 22.27%1, compared to a return of 22.86%2 for the Index. For the year, the Fund achieved an average daily statistical correlation of over 0.99 to the daily performance of the Index.3

The Fund applies a mathematical approach to investing. In doing so it takes positions in securities and/or financial instruments that, in combination, should have similar daily return characteristics as the Index. The Dow Jones U.S. Energy Sector Index measures the performance of the energy sector of the U.S. equity market. Component companies include oil drilling equipment and services, coal, oil companies-major, oil companies-secondary, pipelines, liquid, solid or gaseous fossil fuel producers and service companies.

The performance of the Dow Jones U.S. Energy Sector Index (and thus the Fund) benefited from energy prices which remaining relatively high throughout the year, as well from the end of major combat in Iraq which reduced uncertainties in the region. Of the ten highest weighted constituents of the Index at the beginning of the year, the top performer in terms of stock price return was Apache Corp. (+49.42%) and the worst was Baker Hughes Inc. (-0.09%).

Value of a $10,000 Investment*

* The line graph represents historical performance of a hypothetical investment of $10,000 in the ProFund VP Energy from January 22, 2001 to December 31, 2003 assuming the reinvestment of distributions.

Average Annual Total Return as of 12/31/031

	1 Year	Since Inception (1/22/01)

ProFund VP Energy	22.27%	(1.93)%

Dow Jones U.S. Energy Index	22.86%	(0.77)%

S&P 500 Index	26.38%	(6.22)%

1 Past performance does not guarantee future results. Total return calculations assume the reinvestment of distributions and do not reflect the effect of taxes. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and net asset value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. During the period, certain fees were reduced. If such fee reductions had not occurred, the quoted performance would be lower. Performance numbers are net of all Fund expenses but do not include any insurance, sales, or administrative charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower.

2 The Dow Jones U.S. Energy Index is a price return index and does not reflect the reinvestment of dividends, the impact of transaction costs, nor the deduction of expenses associated with a mutual fund such as investment management and accounting fees. It is not possible to invest directly in an index. The Fund’s performance does reflect the reinvestment of dividends, the impact of transaction costs and the deduction of fees and expenses.

3 1.00 equals perfect correlation.

4 The S&P 500 Index is an unmanaged index that consists of the common stocks of 500 major U.S. corporations selected for their size and the frequency and ease with which their stocks trade.

The above information is not covered by the Report of Independent Auditors.

PROFUNDS VP ProFund VP Energy	Schedule of Portfolio Investments December 31, 2003

Common Stocks (85.6%)

	Shares	Value
Amerada Hess Corp.	4,970	$264,255
Anadarko Petroleum Corp.	15,904	811,263
Apache Corp.	10,437	846,441
Arch Coal, Inc.	3,479	108,441
Atwood Oceanics, Inc.*	497	15,874
Baker Hughes, Inc.	21,371	687,291
BJ Services Co.*	9,940	356,846
Burlington Resources, Inc.	12,425	688,097
Cabot Oil & Gas Corp.	1,988	58,348
Chesapeake Energy Corp.	13,916	188,979
ChevronTexaco Corp.	68,089	5,882,209
Cimarex Energy Co.*	2,485	66,325
ConocoPhillips	39,760	2,607,063
Cooper Cameron Corp.*	3,479	162,121
Core Laboratories N.V.*	1,988	33,180
Devon Energy Corp.	13,916	796,830
Diamond Offshore Drilling, Inc.	3,976	81,548
El Paso Corp.	38,766	317,494
Ensco International, Inc.	9,443	256,566
EOG Resources, Inc.	7,455	344,197
Evergreen Resources, Inc.*	2,485	80,787
Exxon Mobil Corp.	262,456	10,760,696
FMC Technologies, Inc.*	3,976	92,641
Forest Oil Corp.*	3,479	99,395
Global Industries, Ltd.*	4,473	23,036
GlobalSantaFe Corp.	11,928	296,172
Grant Prideco, Inc.*	6,958	90,593
Grey Wolf, Inc.*	11,431	42,752
Halliburton Co.	27,832	723,632
Hanover Compressor Co.*	3,976	44,332
Helmerich & Payne, Inc.	2,982	83,287
Input/Output, Inc.*	2,982	13,449
Kerr-McGee Corp.	6,461	300,372
Key Energy Group*	8,449	87,109
Kinder Morgan, Inc.	5,964	352,471
Lone Star Technologies, Inc.*	1,988	31,768
Marathon Oil Corp.	19,880	657,829
Massey Energy Co.	4,970	103,376
Maverick Tube Corp.*	2,485	47,836
McDermott International, Inc.*	3,479	41,574
Murphy Oil Corp.	5,467	357,050
Nabors Industries, Ltd.*	9,443	391,885
National-Oilwell, Inc.*	5,467	122,242
Newfield Exploration Co.*	3,479	154,955
Newpark Resources, Inc.*	4,970	23,806
Noble Corp.*	8,449	302,305
Noble Energy, Inc.	3,479	154,572
Occidental Petroleum Corp.	24,353	1,028,671
Oceaneering International, Inc.*	1,491	41,748
Offshore Logistics, Inc.*	1,491	36,559
Parker Drilling Co.*	5,964	15,208
Patina Oil & Gas Corp.	1,988	97,392
Patterson-UTI Energy, Inc.*	4,970	163,612
Peabody Energy Corp.	2,485	103,649
Pioneer Natural Resources Co.*	7,455	238,038

Common Stocks, continued

	Shares	Value
Pogo Producing Co.	3,479	$168,036
Premor, Inc.*	3,976	103,376
Pride International, Inc.*	7,455	138,961
Rowan Companies, Inc.*	5,964	138,186
Schlumberger, Ltd.	37,275	2,039,689
SEACOR SMIT, Inc.*	994	41,778
Smith International, Inc.*	6,461	268,261
Stone Energy Corp.*	1,491	63,293
Sunoco, Inc.	4,970	254,216
Superior Energy Services, Inc.*	3,479	32,703
Tesoro Petroleum Corp.*	3,976	57,930
Tidewater, Inc.	3,479	103,953
Tom Brown, Inc.*	2,485	80,141
Transocean Sedco Forex, Inc.*	20,377	489,252
Unit Corp.*	2,485	58,522
Unocal Corp.	16,401	604,049
Valero Energy Corp.	7,455	345,465
Varco International, Inc.*	6,461	133,290
Veritas DGC, Inc.*	1,988	20,834
Vintage Petroleum, Inc.	3,479	41,852
Weatherford International, Ltd.*	8,449	304,164
Western Gas Resources, Inc.	1,491	70,450
Williams Companies, Inc.	32,802	322,116
XTO Energy, Inc.	11,928	337,562

TOTAL COMMON STOCKS (Cost $33,580,276)		37,996,246

U.S. Government Agency Obligations (0.2%)

	Principal Amount
Federal National Mortgage Association, 0.50%, 01/02/04	$77,000	76,999

TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS (Cost $76,999)		76,999

TOTAL INVESTMENT SECURITIES (Cost $33,657,275)—85.8%		38,073,245
Net other assets (liabilities)—14.2%		6,324,661

NET ASSETS—100.0%		$44,397,906

Swap Agreements

	Units	Unrealized Appreciation (Depreciation)
Equity Index Swap Agreement based on the Dow Jones U.S. Energy Sector Index expiring 01/02/04 (Underlying notional amount at value $6,433,873)	64,339	$(267)

*	Non-income producing security

See accompanying notes to the financial statements.

PROFUNDS VP

ProFund VP Energy

Statement of Assets and Liabilities

December 31, 2003
Assets:
Investment securities, at value (cost $33,657,275)	$38,073,245
Cash	3,736
Dividends and interest receivable	11,275
Receivable for investments sold	6,517,105
Receivable for capital shares issued	1,012,060
Prepaid expenses	169

Total Assets	45,617,590

Liabilities:
Payable for investments purchased	1,164,677
Unrealized depreciation on swap agreements	267
Advisory fees payable	20,148
Management services fees payable	4,029
Administration fees payable	1,121
Administrative services fees payable	12,359
Distribution fees payable	6,181
Other accrued expenses	10,902

Total Liabilities	1,219,684

Net Assets	$44,397,906

Net Assets consist of:
Capital	$50,914,576
Accumulated net realized gains (losses) on investments	(10,932,373)
Net unrealized appreciation (depreciation) on investments	4,415,703

Net Assets	$44,397,906

Shares of Beneficial Interest Outstanding	1,567,012

Net Asset Value (offering and redemption price per share)	$28.33

Statement of Operations

For the year ended December 31, 2003
Investment Income:
Dividends	$276,939
Interest	400

Total Investment Income	277,339

Expenses:
Advisory fees	108,108
Management services fees	21,622
Administration fees	6,858
Transfer agency and administrative service fees	83,588
Distribution fees	36,036
Custody fees	19,493
Fund accounting fees	12,062
Other fees	14,034

Total Gross Expenses before reductions	301,801
Less Expenses reduced by the Advisor	(16,755)

Total Net Expenses	285,046

Net Investment Income (Loss)	(7,707)

Realized and Unrealized Gains (Losses) on Investments:
Net realized gains (losses) on investment securities	(84,945)
Change in net unrealized appreciation/depreciation on investments	3,609,243

Net Realized and Unrealized Gains (Losses) on Investments	3,524,298

Change in Net Assets Resulting from Operations	$3,516,591

See accompanying notes to the financial statements.

PROFUNDS VP

ProFund VP Energy

Statements of Changes in Net Assets

	For the year ended December 31, 2003	For the year ended December 31, 2002
From Investment Activities:
Operations:
Net investment income (loss)	$(7,707)	$(35,169)
Net realized gains (losses) on investments	(84,945)	(4,572,369)
Change in net unrealized appreciation/depreciation on investments	3,609,243	(74,363)

Change in net assets resulting from operations	3,516,591	(4,681,901)

Capital Transactions:
Proceeds from shares issued	154,516,738	218,037,705
Cost of shares redeemed	(132,918,722)	(218,079,217)

Change in net assets resulting from capital transactions	21,598,016	(41,512)

Change in net assets	25,114,607	(4,723,413)
Net Assets:
Beginning of period	19,283,299	24,006,712

End of period	$44,397,906	$19,283,299

Share Transactions:
Issued	6,239,036	8,214,904
Redeemed	(5,504,219)	(8,242,223)

Change in shares	734,817	(27,319)

See accompanying notes to the financial statements.

PROFUNDS VP

ProFund VP Energy

Financial Highlights

Selected data for a share of beneficial interest outstanding throughout the periods indicated.

	For the year ended December 31, 2003		For the year ended December 31, 2002		For the period January 22, 2001(a) through December 31, 2001
Net Asset Value, Beginning of Period	$23.17		$27.93		$30.00

Investment Activities:
Net investment income (loss)	(0.01	)(b)	(0.05	)(b)	—	(b),(c)
Net realized and unrealized gains (losses) on investments	5.17		(4.71)		(2.07)

Total income (loss) from investment activities	5.16		(4.76)		(2.07)

Net Asset Value, End of Period	$28.33		$23.17		$27.93

Total Return	22.27%		(17.04)%		(6.90	)%(d)
Ratios to Average Net Assets:
Gross expenses(e)	2.09%		2.16%		2.05%
Net expenses(e)	1.98%		1.98%		2.05%
Net investment income (loss)(e)	(0.05)%		(0.18)%		(0.01)%
Supplemental Data:
Net assets, end of period (000’s)	$44,398		$19,283		$24,007
Portfolio turnover rate(f)	1,091%		1,632%		1,169	%(d)

(a)	Commencement of operations
(b)	Per share net investment income (loss) has been calculated using the daily average shares method.
(c)	Amount is less than $0.005.
(d)	Not annualized for periods less than one year.
(e)	Annualized for periods less than one year.
(f)	Portfolio turnover rate is calculated without regard to instruments (including options, swap agreements and futures contracts) having a maturity of less than one year.

See accompanying notes to the financial statements.

ProFund VP Financial

The ProFund VP Financial seeks daily investment results, before fees and expenses, that correspond to the daily performance of the Dow Jones U.S. Financial Sector Index. For the year ended December 31, 2003, the Fund had a total return of 28.99%1, compared to a return of 28.76%2 for the Index. For the year, the Fund achieved an average daily statistical correlation of over 0.99 to the daily performance of the Index.3

The Fund applies a mathematical approach to investing. In doing so it takes positions in securities and/or financial instruments that, in combination, should have similar daily return characteristics as the Index. The Dow Jones U.S. Financial Sector Index measures the performance of the financial services economic sector of the U.S. equity market. Component companies include regional banks; major U.S. domiciled international banks; full-line, life, and property and casualty insurance companies; companies that invest, directly or indirectly in real estate; diversified financial companies such as Fannie Mae, credit card insurers, check cashing companies, mortgage lenders and investment advisers; securities brokers and dealers including investment banks, merchant banks and online brokers; and publicly traded stock exchanges.

The Index, its component companies, and the Fund benefited from a variety of factors. Sales increased in the insurance industry and financial service firms were beneficiaries of a second half rally in stocks sensitive to the capital markets. Mortgage companies benefited from the surge in home refinancing that continued well into 2003. Of the ten highest weighted constituents of the Index at the beginning of the year, the top performer in terms of stock price return was J.P. Morgan Chase & Co. (+53.04%) and the worst was Freddie Mac (-1.24%).

Value of a $10,000 Investment*

* The line graph represents historical performance of a hypothetical investment of $10,000 in the ProFund VP Financial from January 22, 2001 to December 31, 2003 assuming the reinvestment of distributions.

Average Annual Total Return as of 12/31/031

	1 Year	Since Inception (1/22/01)

ProFund VP Financial	28.99%	0.86%

Dow Jones U.S. Financial Index	28.76%	1.51%

S&P 500 Index	26.38%	(6.22)%

1 Past performance does not guarantee future results. Total return calculations assume the reinvestment of distributions and do not reflect the effect of taxes. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and net asset value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. During the period, certain fees were reduced. If such fee reductions had not occurred, the quoted performance would be lower. Performance numbers are net of all Fund expenses but do not include any insurance, sales, or administrative charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower.

2 The Dow Jones U.S. Financial Index is a price return index and does not reflect the reinvestment of dividends, the impact of transaction costs, nor the deduction of expenses associated with a mutual fund such as investment management and accounting fees. It is not possible to invest directly in an index. The Fund’s performance does reflect the reinvestment of dividends, the impact of transaction costs and the deduction of fees and expenses.

3 1.00 equals perfect correlation.

4 The S&P 500 Index is an unmanaged index that consists of the common stocks of 500 major U.S. corporations selected for their size and the frequency and ease with which their stocks trade.

The above information is not covered by the Report of Independent Auditors.

PROFUNDS VP ProFund VP Financial	Schedule of Portfolio Investments December 31, 2003

Common Stocks (99.8%)

	Shares	Value
ACE, Ltd.	2,604	$107,858
AFLAC, Inc.	4,650	168,237
Allstate Corp.	6,324	272,057
Ambac Financial Group, Inc.	1,302	90,346
American Express Co.	9,858	475,451
American International Group, Inc.	20,088	1,331,432
AmSouth Bancorp	4,092	100,254
AON Corp.	2,604	62,340
Archstone-Smith Trust	1,860	52,043
Bank of America Corp.	13,206	1,062,158
Bank of New York Company, Inc.	6,882	227,932
Bank One Corp.	10,044	457,906
Banknorth Group, Inc.	2,046	66,556
BB&T Corp.	5,952	229,985
Bear Stearns Cos., Inc.	1,116	89,224
Boston Properties, Inc.	1,302	62,743
Capital One Financial Corp.	2,232	136,799
Charter One Financial, Inc.	2,976	102,821
Chubb Corp.	1,860	126,666
Cincinnati Financial Corp.	1,488	62,317
CIT Group, Inc.	2,046	73,554
Citigroup, Inc.	45,570	2,211,969
Comerica, Inc.	2,232	125,126
Compass Bancshares, Inc.	1,302	51,182
Countrywide Credit Industries, Inc.	1,860	141,081
Equity Office Properties Trust	5,394	154,538
Equity Residential Properties Trust	3,720	109,777
Everest Re Group, Ltd.	930	78,678
Fannie Mae	8,556	642,213
Fidelity National Financial, Inc.	1,302	50,492
Fifth Third Bancorp	5,208	307,793
First Tennessee National Corp.	1,488	65,621
Fleet Boston Financial Corp.	9,486	414,064
Franklin Resources, Inc.	2,046	106,515
Freddie Mac	6,324	368,816
General Growth Properties, Inc.	2,232	61,938
Golden West Financial Corp.	1,488	153,547
Goldman Sachs Group, Inc.	2,790	275,457
GreenPoint Financial Corp.	2,046	72,265
Hartford Financial Services Group, Inc.	2,790	164,694
iStar Financial, Inc.	1,488	57,883
J.P. Morgan Chase & Co.	18,228	669,514
Jefferson-Pilot Corp.	2,418	122,472
John Hancock Financial Services, Inc.	2,790	104,625
KeyCorp	4,650	136,338
Kimco Realty Corp.	1,302	58,265
Legg Mason, Inc.	930	71,777
Lincoln National Corp.	1,860	75,088
Loews Corp.	2,604	128,768
M&T Bank Corp.	2,046	201,122
Mack-Cali Realty Corp.	2,046	85,155
Marsh & McLennan Companies, Inc.	4,650	222,689
Marshall & Ilsley Corp.	3,906	149,405
MBIA, Inc.	2,232	132,201
MBNA Corp.	9,858	244,971
Mellon Financial Corp.	3,906	125,422
Merrill Lynch & Co., Inc.	8,742	512,718
MetLife, Inc.	3,162	106,465
MGIC Investment Corp.	1,302	74,136
Morgan Stanley Dean Witter & Co.	9,114	527,427

Common Stocks, continued

	Shares	Value
National City Corp.	5,022	$170,447
National Commerce Financial Corp.	2,418	65,963
New York Community Bancorp	2,232	84,928
North Fork Bancorp, Inc.	2,232	90,329
Northern Trust Corp.	2,046	94,975
Old Republic International Corp.	2,790	70,754
Plum Creek Timber Company, Inc.	3,162	96,283
PNC Financial Services Group	2,790	152,697
Principal Financial Group, Inc.	2,976	98,416
Progressive Corp.	2,046	171,025
Prologis Trust	3,906	125,344
Prudential Financial, Inc.	5,580	233,076
Public Storage, Inc.	1,302	56,494
Radian Group, Inc.	1,302	63,473
Regions Financial Corp.	2,976	110,707
Rouse Co.	1,302	61,194
Schwab (Charles) Corp.	8,928	105,708
Simon Property Group, Inc.	4,650	215,480
SLM Corp.	4,278	161,195
SouthTrust Corp.	2,976	97,404
Sovereign Bancorp, Inc.	2,790	66,263
St. Paul Companies, Inc.	3,162	125,373
State Street Corp.	3,162	164,677
SunTrust Banks, Inc.	3,348	239,382
Synovus Financial Corp.	3,162	91,445
T. Rowe Price Group, Inc.	1,674	79,364
TCF Financial Corp.	1,860	95,511
Torchmark Corp.	1,116	50,823
Travelers Property Casualty Corp.—Class A	4,836	81,148
Travelers Property Casualty Corp.—Class B	4,650	78,911
U.S. Bancorp	16,926	504,056
Union Planters Corp.	1,860	58,571
Vornado Realty Trust	1,302	71,285
Wachovia Corp.	12,834	597,936
Washington Mutual, Inc.	8,370	335,803
Weingarten Realty Investors	2,604	115,487
Wells Fargo & Co.	15,066	887,237
XL Capital, Ltd.—Class A	1,860	144,243
Zions Bancorp	2,418	148,296

TOTAL COMMON STOCKS (Cost $16,615,227)		20,982,589

U.S. Government Agency Obligations (0.7%)

	Principal Amount
Federal National Mortgage Association, 0.50%, 01/02/04	$157,000	156,998

TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS (Cost $156,998)		156,998

TOTAL INVESTMENT SECURITIES (Cost $16,772,225)—100.5%		21,139,587
Net other assets (liabilities)—(0.5)%		(115,192)

NET ASSETS—100.0%		$21,024,395

See accompanying notes to the financial statements.

PROFUNDS VP

ProFund VP Financial

Statement of Assets and Liabilities

December 31, 2003
Assets:
Investment securities, at value (cost $16,772,225)	$21,139,587
Cash	731
Dividends and interest receivable	30,329
Receivable for capital shares issued	120,041
Prepaid expenses	132

Total Assets	21,290,820

Liabilities:
Payable for investments purchased	225,666
Payable for capital shares redeemed	2,081
Advisory fees payable	13,279
Management services fees payable	2,657
Administration fees payable	721
Administrative services fees payable	6,867
Distribution fees payable	5,194
Other accrued expenses	9,960

Total Liabilities	266,425

Net Assets	$21,024,395

Net Assets consist of:
Capital	$23,507,897
Accumulated net investment income (loss)	80,498
Accumulated net realized gains (losses) on investments	(6,931,362)
Net unrealized appreciation (depreciation) on investments	4,367,362

Net Assets	$21,024,395

Shares of Beneficial Interest Outstanding	684,293

Net Asset Value (offering and redemption price per share)	$30.72

Statement of Operations

For the year ended December 31, 2003
Investment Income:
Dividends	$376,759
Interest	387

Total Investment Income	377,146

Expenses:
Advisory fees	117,814
Management services fees	23,563
Administration fees	7,496
Transfer agency and administrative service fees	81,704
Distribution fees	39,271
Custody fees	22,113
Fund accounting fees	13,464
Other fees	20,505

Total Gross Expenses before reductions	325,930
Less Expenses reduced by the Advisor	(15,317)

Total Net Expenses	310,613

Net Investment Income (Loss)	66,533

Realized and Unrealized Gains (Losses) on Investments:
Net realized gains (losses) on investment securities	714,339
Change in net unrealized appreciation/depreciation on investments	3,227,266

Net Realized and Unrealized Gains (Losses) on Investments	3,941,605

Change in Net Assets Resulting from Operations	$4,008,138

See accompanying notes to the financial statements.

PROFUNDS VP

ProFund VP Financial

Statements of Changes in Net Assets

	For the year ended December 31, 2003	For the year ended December 31, 2002
From Investment Activities:
Operations:
Net investment income (loss)	$66,533	$53,577
Net realized gains (losses) on investments	714,339	(5,839,251)
Change in net unrealized appreciation/depreciation on investments	3,227,266	(258,523)

Change in net assets resulting from operations	4,008,138	(6,044,197)

Distributions to Shareholders From:
Net investment income	(28,561)	—

Change in net assets resulting from distributions	(28,561)	—

Capital Transactions:
Proceeds from shares issued	111,685,395	254,024,533
Dividends reinvested	28,561	—
Cost of shares redeemed	(106,566,808)	(256,171,559)

Change in net assets resulting from capital transactions	5,147,148	(2,147,026)

Change in net assets	9,126,725	(8,191,223)
Net Assets:
Beginning of period	11,897,670	20,088,893

End of period	$21,024,395	$11,897,670

Accumulated net investment income (loss)	$80,498	$42,526

Share Transactions:
Issued	4,268,452	9,428,129
Reinvested	943	—
Redeemed	(4,084,053)	(9,646,177)

Change in shares	185,342	(218,048)

See accompanying notes to the financial statements.

PROFUNDS VP

ProFund VP Financial

Financial Highlights

Selected data for a share of beneficial interest outstanding throughout the periods indicated.

	For the year ended December 31, 2003	For the year ended December 31, 2002	For the period January 22, 2001(a) through December 31, 2001
Net Asset Value, Beginning of Period	$23.85	$28.02	$30.00

Investment Activities:
Net investment income (loss)	0.11 (b)	0.06 (b)	0.04	(b)
Net realized and unrealized gains (losses) on investments	6.80	(4.23)	(2.02)

Total income (loss) from investment activities	6.91	(4.17)	(1.98)

Distribution to Shareholders From:
Net investment income	(0.04)	—	—

Net Asset Value, End of Period	$30.72	$23.85	$28.02

Total Return	28.99%	(14.88)%	(6.60	)%(c)
Ratios to Average Net Assets:
Gross expenses(d)	2.07%	2.14%	2.10%
Net expenses(d)	1.98%	1.98%	2.10%
Net investment income (loss)(d)	0.42%	0.22%	0.16%
Supplemental Data:
Net assets, end of period (000’s)	$21,024	$11,898	$20,089
Portfolio turnover rate(e)	726%	1,341%	1,330	%(c)

(a)	Commencement of operations
(b)	Per share net investment income (loss) has been calculated using the daily average shares method.
(c)	Not annualized for periods less than one year.
(d)	Annualized for periods less than one year.
(e)	Portfolio turnover rate is calculated without regard to instruments (including options, swap agreements and futures contracts) having a maturity of less than one year.

See accompanying notes to the financial statements.

ProFund VP Healthcare

The ProFund VP Healthcare seeks daily investment results, before fees and expenses, that correspond to the daily performance of the Dow Jones U.S. Healthcare Sector Index. For the year ended December 31, 2003, the Fund had a total return of 17.42%1, compared to a return of 17.78%2 for the Index. For the year, the Fund achieved an average daily statistical correlation of over 0.99 to the daily performance of the Index.3

The Fund applies a mathematical approach to investing. In doing so it takes positions in securities and/or financial instruments that, in combination, should have similar daily return characteristics as the Index. The Dow Jones U.S. Healthcare Sector Index measures the performance of the healthcare economic sector of the U.S. equity market. Component companies include health care providers, biotechnology companies, medical supplies, advanced medical devices and pharmaceuticals.

The Dow Jones U.S. Healthcare Sector Index (and thus the Fund) trailed the broader market, but was still supported by the growing demand for healthcare as the average age in the U.S. continued to increase. Generic drugs limited the returns, while changes in Medicare legislation gave the elderly better access to prescriptions as both healthcare spending and costs increased in the U.S. These changes also benefited managed care providers and healthcare facilities, which were among the top performing groups within the sector. Of the ten highest weighted constituents of the Index at the beginning of the year, the top performer in terms of stock price return was Amgen Inc. (+27.82%) and the worst was Merck & Co. Inc. (-13.77%).

Value of a $10,000 Investment*

* The line graph represents historical performance of a hypothetical investment of $10,000 in the ProFund VP Healthcare from January 22, 2001 to December 31, 2003 assuming the reinvestment of distributions.

Average Annual Total Return as of 12/31/031

	1 Year	Since Inception (1/22/01)

ProFund VP Healthcare	17.42%	(4.99)%

Dow Jones U.S. Healthcare Index	17.78%	(4.21)%

S&P 500 Index	26.38%	(6.22)%

1 Past performance does not guarantee future results. Total return calculations assume the reinvestment of distributions and do not reflect the effect of taxes. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and net asset value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. During the period, certain fees were reduced. If such fee reductions had not occurred, the quoted performance would be lower. Performance numbers are net of all Fund expenses but do not include any insurance, sales, or administrative charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower.

2 The Dow Jones U.S. Healthcare Index is a price return index and does not reflect the reinvestment of dividends, the impact of transaction costs, nor the deduction of expenses associated with a mutual fund such as investment management and accounting fees. It is not possible to invest directly in an index. The Fund’s performance does reflect the reinvestment of dividends, the impact of transaction costs and the deduction of fees and expenses.

3 1.00 equals perfect correlation.

4 The S&P 500 Index is an unmanaged index that consists of the common stocks of 500 major U.S. corporations selected for their size and the frequency and ease with which their stocks trade.

The above information is not covered by the Report of Independent Auditors.

PROFUNDS VP ProFund VP Healthcare	Schedule of Portfolio Investments December 31, 2003

Common Stocks (99.8%)

	Shares	Value
Abbott Laboratories	25,380	$1,182,708
AdvancePCS*	1,350	71,091
Aetna, Inc.	2,700	182,466
Affymetrix, Inc.*	1,350	33,224
Alcon, Inc.	1,350	81,729
Allergan, Inc.	2,430	186,648
Amgen, Inc.*	22,950	1,418,309
Amylin Pharmaceuticals, Inc.*	1,620	35,996
Andrx Group*	1,080	25,963
Anthem, Inc.*	2,430	182,250
Apogent Technologies, Inc.*	1,620	37,325
Applera Corp.—Applied Biosystems Group	4,320	89,467
Apria Healthcare Group, Inc.*	1,080	30,748
Bard (C.R.), Inc.	1,080	87,750
Barr Laboratories, Inc.*	1,080	83,106
Bausch & Lomb, Inc.	1,350	70,065
Baxter International, Inc.	10,260	313,135
Beckman Coulter, Inc.	1,350	68,621
Becton, Dickinson & Co.	4,590	188,833
Biogen Idec, Inc.*	5,670	208,543
Biomet, Inc.	4,050	147,461
Boston Scientific Corp.*	10,260	377,158
Bristol-Myers Squibb Co.	31,860	911,196
Caremark Rx, Inc.*	4,320	109,426
Celgene Corp.*	1,620	72,932
Cephalon, Inc.*	810	39,212
Charles River Laboratories International, Inc.*	810	27,807
Chiron Corp.*	2,700	153,873
CIGNA Corp.	2,700	155,250
Community Health Systems*	1,080	28,706
Cooper Companies, Inc.	540	25,450
Covance, Inc.*	1,080	28,944
Coventry Health Care, Inc.*	810	52,237
DaVita, Inc.*	1,080	42,120
DENTSPLY International, Inc.	1,080	48,784
Edwards Lifesciences Corp.*	1,080	32,486
Eli Lilly & Co.	15,930	1,120,357
Express Scripts, Inc.—Class A*	1,080	71,744
First Health Group Corp.*	1,620	31,525
Fisher Scientific International, Inc.*	1,350	55,850
Forest Laboratories, Inc.*	6,210	383,778
Genentech, Inc.*	3,780	353,695
Genzyme Corp.—General Division*	4,050	199,827
Gilead Sciences, Inc.*	3,510	204,071
Guidant Corp.	5,400	325,080
HCA, Inc.	7,290	313,177
Health Management Associates, Inc.—Class A	4,050	97,200
Health Net, Inc.*	2,160	70,632
Hillenbrand Industries, Inc.	1,080	67,025
Human Genome Sciences, Inc.*	2,160	28,620
Humana, Inc.*	2,970	67,865
ICOS Corp.*	1,350	55,728
IDEXX Laboratories, Inc.*	540	24,991
ImClone Systems, Inc.*	1,080	42,833
IMS Health, Inc.	4,050	100,683
INAMED Corp.*	540	25,952
Invitrogen Corp.*	810	56,700
IVAX Corp.*	2,700	64,476
Johnson & Johnson	48,870	2,524,623
King Pharmaceuticals, Inc.*	4,050	61,803

Common Stocks, continued

	Shares	Value
Laboratory Corp. of America Holdings*	2,430	$89,789
Lincare Holdings, Inc.*	1,620	48,649
Manor Care, Inc.	1,890	65,337
Martek Biosciences Corp.*	540	35,084
Medco Health Solutions, Inc.*	4,320	146,837
Medicis Pharmaceutical Corp.	540	38,502
MedImmune, Inc.*	4,320	109,728
Medtronic, Inc.	19,980	971,228
Merck & Co., Inc.	36,450	1,683,990
Mid Atlantic Medical Services, Inc.*	1,080	69,984
Millennium Pharmaceuticals, Inc.*	4,860	90,736
Monsanto Co.	4,590	132,100
Mylan Laboratories, Inc.	4,860	122,764
Neurocrine Biosciences, Inc.*	540	29,452
Omnicare, Inc.	1,890	76,337
Oxford Health Plans, Inc.*	1,620	70,470
PacifiCare Health Systems, Inc.*	810	54,756
Patterson Dental Co.*	1,080	69,293
Pfizer, Inc.	126,090	4,454,759
Pharmaceutical Resources, Inc.*	540	35,181
Protein Design Labs, Inc.*	1,890	33,831
Quest Diagnostics, Inc.*	1,350	98,699
Renal Care Group, Inc.*	810	33,372
Schering-Plough Corp.	24,300	422,577
Sepracor, Inc.*	1,620	38,767
SICOR, Inc.*	1,350	36,720
St. Jude Medical, Inc.*	3,240	198,774
STERIS Corp.*	1,350	30,510
Stryker Corp.	2,430	206,574
Taro Pharmaceutical Industries, Ltd.*	540	34,830
Tenet Healthcare Corp.*	7,290	117,005
Triad Hospitals, Inc.*	1,350	44,915
UnitedHealth Group, Inc.	9,720	565,509
Universal Health Services, Inc.— Class B	1,080	58,018
Valeant Pharmaceuticals International	1,350	33,953
Varian Medical Systems, Inc.*	1,620	111,942
Watson Pharmaceuticals, Inc.*	1,890	86,940
Wellpoint Health Networks, Inc.*	2,700	261,872
Wyeth	22,140	939,843
Zimmer Holdings, Inc.*	4,320	304,128

TOTAL COMMON STOCKS (Cost $20,842,413)		25,233,009

U.S. Government Agency Obligations (0.4%)

	Principal Amount
Federal National Mortgage Association, 0.50%, 01/02/04	$106,000	105,999

TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS (Cost $ 105,999)		105,999

TOTAL INVESTMENT SECURITIES (Cost $20,948,412)—100.2%		25,339,008
Net other assets (liabilities)—(0.2)%		(53,337)

NET ASSETS—100.0%		$25,285,671

*	Non-income producing security

See accompanying notes to the financial statements.

PROFUNDS VP

ProFund VP Healthcare

Statement of Assets and Liabilities

December 31, 2003
Assets:
Investment securities, at value (cost $20,948,412)	$25,339,008
Cash	382
Dividends and interest receivable	26,080
Receivable for investments sold	1,027,751
Receivable for capital shares issued	1,829
Prepaid expenses	155

Total Assets	26,395,205

Liabilities:
Payable for capital shares redeemed	1,064,988
Advisory fees payable	15,306
Management services fees payable	3,061
Administration fees payable	834
Administrative services fees payable	8,335
Distribution fees payable	5,341
Other accrued expenses	11,669

Total Liabilities	1,109,534

Net Assets	$25,285,671

Net Assets consist of:
Capital	$31,544,726
Accumulated net realized gains (losses) on investments	(10,649,651)
Net unrealized appreciation (depreciation) on investments	4,390,596

Net Assets	$25,285,671

Shares of Beneficial Interest Outstanding	979,653

Net Asset Value (offering and redemption price per share)	$25.81

Statement of Operations

For the year ended December 31, 2003
Investment Income:
Dividends	$255,037
Interest	609

Total Investment Income	255,646

Expenses:
Advisory fees	142,691
Management services fees	28,538
Administration fees	9,061
Transfer agency and administrative service fees	101,415
Distribution fees	47,564
Custody fees	23,048
Fund accounting fees	15,971
Other fees	19,900

Total Gross Expenses before reductions	388,188
Less Expenses reduced by the Advisor	(12,490)

Total Net Expenses	375,698

Net Investment Income (Loss)	(120,052)

Realized and Unrealized Gains (Losses) on Investments:
Net realized gains (losses) on investment securities	(1,359,969)
Change in net unrealized appreciation/depreciation on investments	2,727,687

Net Realized and Unrealized Gains (Losses) on Investments	1,367,718

Change in Net Assets Resulting from Operations	$1,247,666

See accompanying notes to the financial statements.

PROFUNDS VP

ProFund VP Healthcare

Statements of Changes in Net Assets

	For the year ended December 31, 2003	For the year ended December 31, 2002
From Investment Activities:
Operations:
Net investment income (loss)	$(120,052)	$(119,837)
Net realized gains (losses) on investments	(1,359,969)	(5,407,466)
Change in net unrealized appreciation/depreciation on investments	2,727,687	(4,248)

Change in net assets resulting from operations	1,247,666	(5,531,551)

Capital Transactions:
Proceeds from shares issued	175,842,151	162,519,407
Cost of shares redeemed	(166,426,624)	(175,592,623)

Change in net assets resulting from capital transactions	9,415,527	(13,073,216)

Change in net assets	10,663,193	(18,604,767)
Net Assets:
Beginning of period	14,622,478	33,227,245

End of period	$25,285,671	$14,622,478

Share Transactions:
Issued	7,405,590	6,734,915
Redeemed	(7,091,298)	(7,238,169)

Change in shares	314,292	(503,254)

See accompanying notes to the financial statements.

PROFUNDS VP

ProFund VP Healthcare

Financial Highlights

Selected data for a share of beneficial interest outstanding throughout the periods indicated.

	For the year ended December 31, 2003		For the year ended December 31, 2002		For the period January 22, 2001(a) through December 31, 2001
Net Asset Value, Beginning of Period	$21.98		$28.43		$30.00

Investment Activities:
Net investment income (loss)	(0.15	)(b)	(0.13	)(b)	(0.30	)(b)
Net realized and unrealized gains (losses) on investments	3.98		(6.32)		(1.27)

Total income (loss) from investment activities	3.83		(6.45)		(1.57)

Net Asset Value, End of Period	$25.81		$21.98		$28.43

Total Return	17.42%		(22.69)%		(5.23	)%(c)
Ratios to Average Net Assets:
Gross expenses(d)	2.04%		2.14%		2.06%
Net expenses(d)	1.97%		1.98%		2.06%
Net investment income (loss)(d)	(0.63)%		(0.54)%		(1.10)%
Supplemental Data:
Net assets, end of period (000’s)	$25,286		$14,622		$33,227
Portfolio turnover rate(e)	877%		897%		1,032	%(c)

(a)	Commencement of operations
(b)	Per share net investment income (loss) has been calculated using the daily average shares method.
(c)	Not annualized for periods less than one year.
(d)	Annualized for periods less than one year.
(e)	Portfolio turnover rate is calculated without regard to instruments (including options, swap agreements and futures contracts) having a maturity of less than one year.

See accompanying notes to the financial statements.

ProFund VP Industrial

The ProFund VP Industrial seeks daily investment results, before fees and expenses, that correspond to the daily performance of the Dow Jones U.S. Industrial Sector Index. For the year ended December 31, 2003, the Fund had a total return of 28.40%1, compared to a return of 31.10%2 for the Index. For the year, the Fund achieved an average daily statistical correlation of over 0.99 to the daily performance of the Index.3

The Fund applies a mathematical approach to investing. In doing so it takes positions in securities and/or financial instruments that, in combination, should have similar daily return characteristics as the Index. The Dow Jones U.S. Industrial Sector Index measures the performance of the industrial economic sector of the U.S. equity market. Component companies include building materials, heavy construction, factory equipment, heavy machinery, industrial services, pollution control, containers and packaging, industrial diversified, air freight, marine transportation, railroads, trucking, land-transportation equipment, shipbuilding, transportation services, advanced industrial equipment, electric components and equipment and aerospace.

The Dow Jones U.S. Industrial Sector Index (and thus the Fund) benefited from the improving economic landscape in 2003 which led to an increase in economic spending and activity worldwide, and meant higher demand for industrial products such as industrial services, transportation and equipment, aerospace, building materials, and heavy construction. Of the ten highest weighted constituents of the Index at the beginning of the year, the top performer in terms of stock price return was Tyco International Ltd. (+55.15%) and the worst was Lockheed Martin Corp. (-11.00%).

Value of a $10,000 Investment*

* The line graph represents historical performance of a hypothetical investment of $10,000 in the ProFund VP Industrial from May 1, 2002 to December 31, 2003 assuming the reinvestment of distributions.

Average Annual Total Return as of 12/31/031

	1 Year	Since Inception (5/1/02)

ProFund VP Industrial	28.40%	1.75%

Dow Jones U.S. Industrial Index	31.10%	3.37%

S&P 500 Index	26.38%	1.40%

1 Past performance does not guarantee future results. Total return calculations assume the reinvestment of distributions and do not reflect the effect of taxes. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and net asset value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. During the period, certain fees were reduced. If such fee reductions had not occurred, the quoted performance would be lower. Performance numbers are net of all Fund expenses but do not include any insurance, sales, or administrative charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower.

2 The Dow Jones U.S. Industrial Index is a price return index and does not reflect the reinvestment of dividends, the impact of transaction costs, nor the deduction of expenses associated with a mutual fund such as investment management and accounting fees. It is not possible to invest directly in an index. The Fund’s performance does reflect the reinvestment of dividends, the impact of transaction costs and the deduction of fees and expenses.

3 1.00 equals perfect correlation.

4 The S&P 500 Index is an unmanaged index that consists of the common stocks of 500 major U.S. corporations selected for their size and the frequency and ease with which their stocks trade.

The above information is not covered by the Report of Independent Auditors.

PROFUNDS VP ProFund VP Industrial	Schedule of Portfolio Investments December 31, 2003

Common Stocks (100.5%)

	Shares	Value
3M Co.	6,439	$547,507
Accenture, Ltd.—Class A*	2,740	72,117
Agilent Technologies, Inc.*	4,247	124,183
Allied Waste Industries, Inc.*	1,781	24,720
American Power Conversion Corp.	2,192	53,594
American Standard Cos.*	685	68,979
Arrow Electronics, Inc.*	2,055	47,553
Ashland, Inc.	1,096	48,290
Automatic Data Processing, Inc.	5,480	217,062
Avnet, Inc.*	1,781	38,576
Ball Corp.	685	40,805
Bemis Company, Inc.	548	27,400
Boeing Co.	6,165	259,794
Burlington Northern Santa Fe Corp.	3,836	124,095
C.H. Robinson Worldwide, Inc.	959	36,356
Caterpillar, Inc.	3,151	261,596
Ceridian Corp.*	1,370	28,688
Certegy, Inc.	685	22,468
Choicepoint, Inc.*	1,096	41,747
Cintas Corp.	1,507	75,546
Concord EFS, Inc.*	4,247	63,025
Cooper Industries, Ltd.—Class A	1,233	71,428
CSX Corp.	2,466	88,628
Danaher Corp.	1,233	113,128
Deere & Co.	2,192	142,590
Deluxe Corp.	685	28,311
Diebold, Inc.	1,096	59,041
Donaldson Co., Inc.	548	32,420
Donnelley (R.R.) & Sons Co.	1,644	49,567
Dover Corp.	2,877	114,361
DST Systems, Inc.*	1,233	51,490
Dun & Bradstreet Corp.*	822	41,684
Eaton Corp.	822	88,760
Emerson Electric Co.	3,699	239,510
Equifax, Inc.	1,644	40,278
Expeditors International of Washington, Inc.	959	36,116
Fair, Isaac & Co., Inc.	548	26,940
FedEx Corp.	2,740	184,950
First Data Corp.	6,439	264,578
Fiserv, Inc.*	2,329	92,019
Fluor Corp.	1,370	54,307
Garmin, Ltd.	548	29,855
General Dynamics Corp.	1,507	136,218
General Electric Co.	87,269	2,703,593
Goodrich Corp.	1,096	32,540
Grainger (W.W.), Inc.	959	45,447
Honeywell International, Inc.	6,713	224,416
Hubbell, Inc.—Class B	548	24,167
Illinois Tool Works, Inc.	2,466	206,922
Ingersoll-Rand Co.—Class A	1,644	111,595
Ingram Micro, Inc.—Class A*	2,329	37,031
Iron Mountain, Inc.*	685	27,085
ITT Industries, Inc.	959	71,167
Jabil Circuit, Inc.*	1,781	50,402
L-3 Communications Holdings, Inc.*	1,781	91,472
Lockheed Martin Corp.	3,288	169,003
Manpower, Inc.	1,096	51,600
Martin Marietta Materials	548	25,740
Masco Corp.	4,521	123,920

Common Stocks, continued

	Shares	Value
Millipore Corp.*	959	$41,285
Molex, Inc.	685	23,900
Moody’s Corp.	1,781	107,839
Navistar International Corp.*	822	39,366
Norfolk Southern Corp.	3,562	84,241
Northrop Grumman Corp.	1,644	157,166
PACCAR, Inc.	1,507	128,275
Pactiv Corp.*	1,507	36,017
Pall Corp.	1,370	36,757
Parker Hannifin Corp.	1,370	81,515
Paychex, Inc.	3,014	112,120
Pentair, Inc.	685	31,305
Precision Castparts Corp.	959	43,548
Raytheon Co.	3,699	111,118
Republic Services, Inc.	1,644	42,136
Robert Half International, Inc.*	1,781	41,569
Rockwell Collins, Inc.	1,370	41,141
Rockwell International Corp.	1,644	58,526
Ryder System, Inc.	822	28,071
Sabre Holdings Corp.	1,918	41,410
Sanmina-SCI Corp.*	5,069	63,920
Sealed Air Corp.*	959	51,921
Sherwin-Williams Co.	1,233	42,834
Smurfit-Stone Container Corp.*	2,192	40,705
Solectron Corp.*	7,672	45,342
Sonoco Products Co.	1,096	26,984
SPX Corp.*	959	56,399
Symbol Technologies, Inc.	1,918	32,395
Tech Data Corp.*	685	27,188
Tektronix, Inc.	1,507	47,621
Temple-Inland, Inc.	685	42,929
Textron, Inc.	1,233	70,355
Thermo Electron Corp.*	1,507	37,976
Tyco International, Ltd.	17,673	468,335
Union Pacific Corp.	2,466	171,338
United Parcel Service, Inc.—Class B	5,480	408,533
United Technologies Corp.	4,247	402,489
Vishay Intertechnology, Inc.*	1,781	40,785
Vulcan Materials Co.	959	45,620
Waste Management, Inc.	5,069	150,042
Waters Corp.*	1,233	40,886

TOTAL COMMON STOCKS (Cost $10,976,458)		11,808,282

U.S. Government Agency Obligations (0.3%)

	Principal Amount
Federal National Mortgage Association, 0.50%, 01/02/04	$34,000	34,000

TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS (Cost $34,000)		34,000

TOTAL INVESTMENT SECURITIES (Cost $11,010,458)—100.8%		11,842,282
Net other assets (liabilities)—(0.8)%		(91,137)

NET ASSETS—100.0%		$11,751,145

*	Non-income producing security

See accompanying notes to the financial statements.

PROFUNDS VP

ProFund VP Industrial

Statement of Assets and Liabilities

December 31, 2003
Assets:
Investment securities, at value (cost $11,010,458)	$11,842,282
Cash	3
Dividends and interest receivable	28,292
Receivable for capital shares issued	6,114,067
Prepaid expenses	20

Total Assets	17,984,664

Liabilities:
Payable for investments purchased	6,207,314
Advisory fees payable	10,213
Management services fees payable	2,043
Administration fees payable	546
Administrative services fees payable	6,024
Distribution fees payable	3,012
Other accrued expenses	4,367

Total Liabilities	6,233,519

Net Assets	$11,751,145

Net Assets consist of:
Capital	$11,032,924
Accumulated net realized gains (losses) on investments	(113,603)
Net unrealized appreciation (depreciation) on investments	831,824

Net Assets	$11,751,145

Shares of Beneficial Interest Outstanding	380,556

Net Asset Value (offering and redemption price per share)	$30.88

Statement of Operations

For the year ended December 31, 2003
Investment Income:
Dividends	$67,564
Interest	94

Total Investment Income	67,658

Expenses:
Advisory fees	26,263
Management services fees	5,253
Administration fees	1,636
Transfer agency and administrative service fees	20,355
Distribution fees	8,754
Custody fees	10,752
Fund accounting fees	3,215
Other fees	2,724

Total Gross Expenses before reductions	78,952
Less Expenses reduced by the Advisor	(9,665)

Total Net Expenses	69,287

Net Investment Income (Loss)	(1,629)

Realized and Unrealized Gains (Losses) on Investments:
Net realized gains (losses) on investment securities	478,907
Change in net unrealized appreciation/depreciation on investments	757,379

Net Realized and Unrealized Gains (Losses) on Investments	1,236,286

Change in Net Assets Resulting from Operations	$1,234,657

See accompanying notes to the financial statements.

PROFUNDS VP

ProFund VP Industrial

Statements of Changes in Net Assets

	For the year ended December 31, 2003	For the period May 1, 2002(a) through December 31, 2002
From Investment Activities:
Operations:
Net investment income (loss)	$(1,629)	$(701)
Net realized gains (losses) on investments	478,907	(592,510)
Change in net unrealized appreciation/depreciation on investments	757,379	74,445

Change in net assets resulting from operations	1,234,657	(518,766)

Capital Transactions:
Proceeds from shares issued	69,600,137	17,267,005
Cost of shares redeemed	(60,217,978)	(15,613,910)

Change in net assets resulting from capital transactions	9,382,159	1,653,095

Change in net assets	10,616,816	1,134,329
Net Assets:
Beginning of period	1,134,329	—

End of period	$11,751,145	$1,134,329

Share Transactions:
Issued	2,481,593	652,148
Redeemed	(2,148,194)	(604,991)

Change in shares	333,399	47,157

(a)	Commencement of operations

See accompanying notes to the financial statements.

PROFUNDS VP

ProFund VP Industrial

Financial Highlights

Selected data for a share of beneficial interest outstanding throughout the periods indicated.

	For the year ended December 31, 2003		For the period May 1, 2002(a) through December 31, 2002
Net Asset Value, Beginning of Period	$24.05		$30.00

Investment Activities:
Net investment income (loss)	(0.01	)(b)	(0.01	)(b)
Net realized and unrealized gains (losses) on investments	6.84		(5.94)

Total income (loss) from investment activities	6.83		(5.95)

Net Asset Value, End of Period	$30.88		$24.05

Total Return	28.40%		(19.83	)%(c)
Ratios to Average Net Assets:
Gross expenses	2.25%		2.65%
Net expenses(d)	1.98%		1.98%
Net investment income (loss)(d)	(0.05)%		(0.08)%
Supplemental Data:
Net assets, end of period (000’s)	$11,751		$1,134
Portfolio turnover rate(e)	1,997%		906	%(c)

(a)	Commencement of operations
(b)	Per share net investment income (loss) has been calculated using the daily average shares method.
(c)	Not annualized for periods less than one year.
(d)	Annualized for periods less than one year.
(e)	Portfolio turnover rate is calculated without regard to instruments (including options, swap agreements and futures contracts) having a maturity of less than one year.

See accompanying notes to the financial statements.

ProFund VP Internet

The ProFund VP Internet seeks daily investment results, before fees and expenses, that correspond to the daily performance of the Dow Jones Composite Internet Index. For the year ended December 31, 2003, the Fund had a total return of 77.99%1, compared to a return of 81.77%2 for the Index. For the year, the Fund achieved an average daily statistical correlation of over 0.99 to the daily performance of the Index.3

The Fund applies a mathematical approach to investing. In doing so it takes positions in securities and/or financial instruments that, in combination, should have similar daily return characteristics as the Index. The Dow Jones Composite Internet Index measures the performance of stocks in the U.S. equity markets that generate the majority of their revenues from the Internet. The Index is composed of two sub-groups: Internet Commerce—companies that derive the majority of their revenues from providing goods and/or services through an open network, such as a web site. Internet Services—companies that derive the majority of their revenues from providing access to Internet or providing services to people using Internet.

The Dow Jones Composite Internet Index (as did the Fund) rebounded from a lackluster 2002. Venture capitalists began investing in start-ups again, but with a more conservative approach. Broadband use continued to increase, and online retail and advertising showed strong growth from the previous year. Of the ten highest weighted constituents of the Index at the beginning of the year, the top performer in terms of stock price return was Amazon.com Inc. (+178.56%) and the worst was WebMD Corp. (-5.15%).

Value of a $10,000 Investment*

* The line graph represents historical performance of a hypothetical investment of $10,000 in the ProFund VP Internet from May 1, 2002 to December 31, 2003 assuming the reinvestment of distributions.

Average Annual Total Return as of 12/31/031

	1 Year	Since Inception (5/1/02)

ProFund VP Internet	77.99%	29.63%

Dow Jones Composite Internet Index	81.77%	34.42%

S&P 500 Index	26.38%	1.40%

1 Past performance does not guarantee future results. Total return calculations assume the reinvestment of distributions and do not reflect the effect of taxes. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and net asset value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. During the period, certain fees were reduced. If such fee reductions had not occurred, the quoted performance would be lower. Performance numbers are net of all Fund expenses but do not include any insurance, sales, or administrative charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower.

2 The Dow Jones Composite Internet Index is a price return index and does not reflect the reinvestment of dividends, the impact of transaction costs, nor the deduction of expenses associated with a mutual fund such as investment management and accounting fees. It is not possible to invest directly in an index. The Fund’s performance does reflect the reinvestment of dividends, the impact of transaction costs and the deduction of fees and expenses

3 1.00 equals perfect correlation.

4 The S&P 500 Index is an unmanaged index that consists of the common stocks of 500 major U.S. corporations selected for their size and the frequency and ease with which their stocks trade.

The above information is not covered by the Report of Independent Auditors.

PROFUNDS VP ProFund VP Internet	Schedule of Portfolio Investments December 31, 2003

Common Stocks (99.0%)

	Shares	Value
Agile Software Corp.*	7,533	$74,577
Akamai Technologies, Inc.*	17,496	188,082
Amazon.com, Inc.*	29,403	1,547,774
Ameritrade Holding Corp.—Class A*	47,628	670,126
Ariba, Inc.*	41,553	124,659
Ask Jeeves, Inc.*	7,290	132,095
BEA Systems, Inc.*	55,880	687,324
Check Point Software Technologies, Ltd.*	30,132	506,820
CheckFree Holdings Corp.*	10,935	302,353
CMGI, Inc.*	56,619	100,782
CNET Networks, Inc.*	21,870	149,153
Digital Insight Corp.*	4,860	121,014
Digital River, Inc.*	4,860	107,406
DoubleClick, Inc.*	21,384	218,544
E*TRADE Group, Inc.*	55,850	706,502
E-LOAN, Inc.*	8,262	24,621
EarthLink, Inc.*	24,543	245,430
eBay, Inc.*	24,300	1,569,536
FreeMarkets, Inc.*	7,047	47,144
Infospace, Inc.*	4,374	100,821
InterActiveCorp*	44,955	1,525,323
Internet Security Systems, Inc.*	7,290	137,271
Interwoven, Inc.*	6,075	76,788
J2 Global Communications, Inc.*	3,888	96,306
LookSmart, Ltd.*	15,309	23,729
Macromedia, Inc.*	10,692	190,745
Monster Worldwide, Inc.*	17,982	394,885
PRICELINE.COM, Inc.*	3,645	65,246
RealNetworks, Inc.*	17,982	102,677
Siebel Systems, Inc.*	73,872	1,024,605
Tibco Software, Inc.*	15,795	106,932
United Online, Inc.*	8,019	134,639
University of Phoenix Online*	2,430	167,500
ValueClick, Inc.*	12,393	112,528
VeriSign, Inc.*	40,095	653,549
Vignette Corp.*	42,282	95,980
WebMD Corp.*	51,030	458,760
webMethods, Inc.*	8,748	80,044
Websense, Inc.*	3,645	106,580
Yahoo!, Inc.*	34,263	1,547,660

TOTAL COMMON STOCKS (Cost $8,212,846)		14,726,510

U.S. Government Agency Obligations (0.3%)

	Principal Amount	Value
Federal National Mortgage Association, 0.50%, 01/02/04	$50,000	$49,999

TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS (Cost $49,999)		49,999

TOTAL INVESTMENT SECURITIES (Cost $8,262,845)—99.3%		14,776,509
Net other assets (liabilities)—0.7%		105,973

NET ASSETS—100.0%		$14,882,482

*	Non-income producing security

See accompanying notes to the financial statements.

PROFUNDS VP

ProFund VP Internet

Statement of Assets and Liabilities

December 31, 2003
Assets:
Investment securities, at value (cost $8,262,845)	$14,776,509
Cash	712
Receivable for investments sold	2,845,389
Prepaid expenses	116

Total Assets	17,622,726

Liabilities:
Payable for capital shares redeemed	2,703,896
Advisory fees payable	13,733
Management services fees payable	2,747
Administration fees payable	682
Administrative services fees payable	7,551
Distribution fees payable	3,791
Other accrued expenses	7,844

Total Liabilities	2,740,244

Net Assets	$14,882,482

Net Assets consist of:
Capital	$3,129,579
Accumulated net realized gains (losses) on investments	5,239,239
Net unrealized appreciation (depreciation) on investments	6,513,664

Net Assets	$14,882,482

Shares of Beneficial Interest Outstanding	324,899

Net Asset Value (offering and redemption price per share)	$45.81

Statement of Operations

For the year ended December 31, 2003
Investment Income:
Interest	$397

Expenses:
Advisory fees	132,426
Management services fees	26,485
Administration fees	8,391
Transfer agency and administrative service fees	102,141
Distribution fees	44,123
Custody fees	17,207
Fund accounting fees	13,875
Other fees	10,840

Total Gross Expenses before reductions	355,488
Less Expenses reduced by the Advisor	(6,122)

Total Net Expenses	349,366

Net Investment Income (Loss)	(348,969)

Realized and Unrealized Gains (Losses) on Investments:
Net realized gains (losses) on investments	7,093,763
Change in net unrealized appreciation/depreciation on investments	2,458,324

Net Realized and Unrealized Gains (Losses) on Investments	9,552,087

Change in Net Assets Resulting from Operations	$9,203,118

See accompanying notes to the financial statements.

PROFUNDS VP

ProFund VP Internet

Statements of Changes in Net Assets

	For the year ended December 31, 2003	For the period May 1, 2002(a) through December 31, 2002
From Investment Activities:
Operations:
Net investment income (loss)	$(348,969)	$(113,375)
Net realized gains (losses) on investments	7,093,763	(1,238,630)
Change in net unrealized appreciation/depreciation on investments	2,458,324	4,055,340

Change in net assets resulting from operations	9,203,118	2,703,335

Distributions to Shareholders From:
Net realized gains on investments	(153,596)	—

Change in net assets resulting from distributions	(153,596)	—

Capital Transactions:
Proceeds from shares issued	130,566,391	67,633,486
Dividends reinvested	153,336	—
Cost of shares redeemed	(153,767,216)	(41,456,372)

Change in net assets resulting from capital transactions	(23,047,489)	26,177,114

Change in net assets	(13,997,967)	28,880,449
Net Assets:
Beginning of period	28,880,449	—

End of period	$14,882,482	$28,880,449

Share Transactions:
Issued	3,712,285	2,884,574
Reinvested	3,365	—
Redeemed	(4,502,093)	(1,773,232)

Change in shares	(786,443)	1,111,342

(a)	Commencement of operations

See accompanying notes to the financial statements.

PROFUNDS VP

ProFund VP Internet

Financial Highlights

Selected data for a share of beneficial interest outstanding throughout the periods indicated.

	For the year ended December 31, 2003		For the period May 1, 2002(a) through December 31, 2002
Net Asset Value, Beginning of Period	$25.99		$30.00

Investment Activities:
Net investment income (loss)	(0.75	)(b)	(0.35	)(b)
Net realized and unrealized gains (losses) on investments	21.02		(3.66	)(c)

Total income (loss) from investment activities	20.27		(4.01)

Distributions to Shareholders From:
Net realized gains on investments	(0.45)		—

Net Asset Value, End of Period	$45.81		$25.99

Total Return	77.99%		(13.37	)%(d)
Ratios to Average Net Assets:
Gross expenses(e)	2.01%		2.04%
Net expenses(e)	1.98%		1.98%
Net investment income (loss)(e)	(1.97)%		(1.97)%
Supplemental Data:
Net assets, end of period (000’s)	$14,882		$28,880
Portfolio turnover rate(f)	803%		505	%(d)

(a)	Commencement of operations
(b)	Per share net investment income (loss) has been calculated using the daily average shares method.
(c)	The amount shown for a share outstanding throughout the period does not accord with the change in aggregate gains and losses in the portfolio of securities during the period because of the timing of sales and purchases of fund shares in relation to fluctuating market values during the period.
(d)	Not annualized for periods less than one year.
(e)	Annualized for periods less than one year.
(f)	Portfolio turnover rate is calculated without regard to instruments (including options, swap agreements and futures contracts) having a maturity of less than one year.

See accompanying notes to the financial statements.

ProFund VP Pharmaceuticals

The ProFund VP Pharmaceuticals seeks daily investment results, before fees and expenses, that correspond to the daily performance of the Dow Jones U.S. Pharmaceuticals Index. For the year ended December 31, 2003, the Fund had a total return of 5.60%1, compared to a return of 7.19%2 for the Index. For the year, the Fund achieved an average daily statistical correlation of over 0.99 to the daily performance of the Index3.

The Fund applies a mathematical approach to investing. In doing so it takes positions in securities and/or financial instruments that, in combination, should have similar daily return characteristics as the Index. The Dow Jones U.S. Pharmaceuticals Index measures the performance of the pharmaceuticals industry of the U.S. equity market. Component companies include the makers of prescription drugs such as birth control pills and vaccines, and over-the-counter drugs, such as aspirin and cold remedies, as well as companies engaged in contract drug research.

The performance of the Dow Jones U.S. Pharmaceuticals Index lagged the broad markets (as did the Fund) even as the pipeline for new drugs increased from the previous year. The sluggishness in the industry was due in part to weakness amongst brand-name drug makers. Of the ten highest weighted constituents of the Index at the beginning of the year, the top performer in terms of stock price return was Allergan Inc. (+33.30%) and the worst was Schering-Plough Corp. (-21.67%).

Value of a $10,000 Investment*

* The line graph represents historical performance of a hypothetical investment of $10,000 in the ProFund VP Pharmaceuticals from May 1, 2002 to December 31, 2003 assuming the reinvestment of distributions.

Average Annual Total Return as of 12/31/031

	1 Year	Since Inception (5/1/02)

ProFund VP Pharmaceuticals	5.60%	(5.26)%

Dow Jones U.S. Pharmaceuticals Index	7.19%	(4.64)%

S&P 500 Index	26.38%	1.40%

1 Past performance does not guarantee future results. Total return calculations assume the reinvestment of distributions and do not reflect the effect of taxes. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and net asset value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. During the period, certain fees were reduced. If such fee reductions had not occurred, the quoted performance would be lower. Performance numbers are net of all Fund expenses but do not include any insurance, sales, or administrative charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower.

2 The Dow Jones U.S. Pharmaceuticals Sector Index is a price return index and does not reflect the reinvestment of dividends, the impact of transaction costs, nor the deduction of expenses associated with a mutual fund such as investment management and accounting fees. It is not possible to invest directly in an index. The Fund’s performance does reflect the reinvestment of dividends, the impact of transaction costs and the deduction of fees and expenses.

3 1.00 equals perfect correlation.

4 The S&P 500 Index is an unmanaged index that consists of the common stocks of 500 major U.S. corporations selected for their size and the frequency and ease with which their stocks trade.

The above information is not covered by the Report of Independent Auditors.

PROFUNDS VP ProFund VP Pharmaceuticals	Schedule of Portfolio Investments December 31, 2003

Common Stocks (76.0%)

	Shares	Value
Allergan, Inc.	1,937	$148,781
Alpharma, Inc.	596	11,980
Andrx Group*	1,043	25,074
Barr Laboratories, Inc.*	894	68,793
Bristol-Myers Squibb Co.	19,310	552,266
Cephalon, Inc.*	745	36,065
Eli Lilly & Co.	8,006	563,062
Forest Laboratories, Inc.*	5,364	331,495
IVAX Corp.*	2,384	56,930
Johnson & Johnson	34,459	1,780,152
King Pharmaceuticals, Inc.*	3,576	54,570
Medicis Pharmaceutical Corp.	447	31,871
Merck & Co., Inc.	24,982	1,154,168
MGI Pharma, Inc.*	447	18,394
Mylan Laboratories, Inc.	3,874	97,857
Nektar Therapeutics*	894	12,167
Noven Pharmaceuticals, Inc.*	298	4,533
NPS Pharmaceuticals, Inc.*	596	18,321
Perrigo Co.	894	14,054
Pfizer, Inc.	80,301	2,837,033
Pharmaceutical Resources, Inc.*	447	29,122
PRAECIS Pharmaceuticals, Inc.*	745	4,798
Schering-Plough Corp.	21,456	373,120
Sepracor, Inc.*	1,192	28,525
SICOR, Inc.*	1,192	32,422
Taro Pharmaceutical Industries, Ltd.*	447	28,832
Valeant Pharmaceuticals International	1,192	29,979
Vicuron Pharmaceuticals, Inc.*	745	13,894
Watson Pharmaceuticals, Inc.*	1,639	75,394
Wyeth	13,519	573,882

TOTAL COMMON STOCKS (Cost $8,019,035)		9,007,534

U.S. Government Agency Obligations (0.9%)

	Principal Amount	Value
Federal National Mortgage Association, 0.50%, 01/02/04	$110,000	$109,999

TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS (Cost $109,999)		109,999

TOTAL INVESTMENT SECURITIES (Cost $8,129,034)—76.9%		9,117,533
Net other assets (liabilities)—23.1%		2,733,080

NET ASSETS—100.0%		$11,850,613

Swap Agreements

	Units	Unrealized Appreciation (Depreciation)
Equity Index Swap Agreement based on the Dow Jones U.S. Pharmaceuticals Index expiring 01/02/04 (Underlying notional amount at value $2,784,430)	27,844	$(969)

*	Non-income producing security

See accompanying notes to the financial statements.

PROFUNDS VP

ProFund VP Pharmaceuticals

Statement of Assets and Liabilities

December 31, 2003
Assets:
Investment securities, at value (cost $8,129,034)	$9,117,533
Cash	539
Dividends and interest receivable	18,707
Receivable for investments sold	2,845,363
Prepaid expenses	41

Total Assets	11,982,183

Liabilities:
Payable for investments purchased	79,575
Payable for capital shares redeemed	31,304
Unrealized depreciation on swap agreements	969
Advisory fees payable	6,282
Management services fees payable	1,256
Administration fees payable	424
Administrative services fees payable	4,694
Distribution fees payable	2,348
Other accrued expenses	4,718

Total Liabilities	131,570

Net Assets	$11,850,613

Net Assets consist of:
Capital	$13,991,700
Accumulated net realized gains (losses) on investments	(3,128,617)
Net unrealized appreciation (depreciation) on investments	987,530

Net Assets	$11,850,613

Shares of Beneficial Interest Outstanding	456,991

Net Asset Value (offering and redemption price per share)	$25.93

Statement of Operations

For the year ended December 31, 2003
Investment Income:
Dividends	$116,142
Interest	411

Total Investment Income	116,553

Expenses:
Advisory fees	53,121
Management services fees	10,624
Administration fees	3,362
Transfer agency and administrative service fees	41,104
Distribution fees	17,661
Custody fees	9,279
Fund accounting fees	5,820
Other fees	4,916

Total Gross Expenses before reductions	145,887
Less Expenses reduced by the Advisor	(5,732)

Total Net Expenses	140,155

Net Investment Income (Loss)	(23,602)

Realized and Unrealized Gains (Losses) on Investments:
Net realized gains (losses) on investment securities	(2,259,815)
Net realized gains (losses) on swap agreements	(2,721)
Change in net unrealized appreciation/depreciation on investments	730,940

Net Realized and Unrealized Gains (Losses) on Investments	(1,531,596)

Change in Net Assets Resulting from Operations	$(1,555,198)

See accompanying notes to the financial statements.

PROFUNDS VP

ProFund VP Pharmaceuticals

Statements of Changes in Net Assets

	For the year ended December 31, 2003	For the period May 1, 2002(a) through December 31, 2002
From Investment Activities:
Operations:
Net investment income (loss)	$(23,602)	$(652)
Net realized gains (losses) on investments	(2,262,536)	(315,532)
Change in net unrealized appreciation/depreciation on investments	730,940	256,590

Change in net assets resulting from operations	(1,555,198)	(59,594)

Distributions to Shareholders From:
Net realized gains on investments	(550,262)	—

Change in net assets resulting from distributions	(550,262)	—

Capital Transactions:
Proceeds from shares issued	129,550,308	77,460,128
Dividends reinvested	550,262	—
Cost of shares redeemed	(119,558,700)	(73,986,331)

Change in net assets resulting from capital transactions	10,541,870	3,473,797

Change in net assets	8,436,410	3,414,203
Net Assets:
Beginning of period	3,414,203	—

End of period	$11,850,613	$3,414,203

Share Transactions:
Issued	4,840,975	2,995,765
Reinvested	21,672	—
Redeemed	(4,537,140)	(2,864,281)

Change in shares	325,507	131,484

(a)	Commencement of operations

See accompanying notes to the financial statements.

PROFUNDS VP

ProFund VP Pharmaceuticals

Financial Highlights

Selected data for a share of beneficial interest outstanding throughout the periods indicated.

	For the year ended December 31, 2003		For the period May 1, 2002(a) through December 31, 2002
Net Asset Value, Beginning of Period	$25.96		$30.00

Investment Activities:
Net investment income (loss)	(0.09	)(b)	—	(b),(c)
Net realized and unrealized gains (losses) on investments	1.51	(d)	(4.04)

Total income (loss) from investment activities	1.42		(4.04)

Distributions to Shareholders From:
Net realized gains on investments	(1.45)		—

Net Asset Value, End of Period	$25.93		$25.96

Total Return	5.60%		(13.47	)%(e)
Ratios to Average Net Assets:
Gross expenses(f)	2.06%		2.12%
Net expenses(f)	1.98%		1.98%
Net investment income (loss)(f)	(0.33)%		(0.02)%
Supplemental Data:
Net assets, end of period (000’s)	$11,851		$3,414
Portfolio turnover rate(g)	2,569%		1,709	%(e)

(a)	Commencement of operations
(b)	Per share net investment income (loss) has been calculated using the daily average shares method.
(c)	Amount is less than $0.005.
(d)	The amount shown for a share outstanding throughout the period does not accord with the change in aggregate gains and losses in the portfolio of securities during the period because of the timing of sales and purchases of fund shares in relation to fluctuating market values during the period.
(e)	Not annualized for periods less than one year.
(f)	Annualized for periods less than one year.
(g)	Portfolio turnover rate is calculated without regard to instruments (including options, swap agreements and futures contracts) having a maturity of less than one year.

See accompanying notes to the financial statements.

ProFund VP Precious Metals

The ProFund VP Precious Metals seeks daily investment results, before fees and expenses, that correspond to the daily performance of the Philadelphia Stock Exchange Gold & Silver Sector Index. For the year ended December 31, 2003, the Fund had a total return of 39.23%1, compared to a return of 41.79%2 for the Index. For the year, the Fund achieved an average daily statistical correlation of over 0.99 to the daily performance of the Index3.

The Fund applies a mathematical approach to investing. In doing so it takes positions in securities and/or financial instruments that, in combination, should have similar daily return characteristics as the Index. The Philadelphia Stock Exchange Gold & Silver Sector Index measures the performance of the gold and silver mining industry of the global equity market. Component companies include companies involved in the mining and production of gold, silver, and other precious metals, precious stones and pearls. The Index does not include producers of commemorative medals and coins that are made of these metals.

During 2003, the performance of the Philadelphia Stock Exchange Gold and Silver Sector Index (and the Fund) outpaced many broad market equity indices including the S&P 500 Index, while it also exhibited volatility greater than even the NASDAQ-100 Index. The price of gold hit a multi-year high as it exceeded $400 per ounce. Gold producing and mining companies benefited from the higher prices, and realized substantial earnings growth. Of the ten highest weighted constituents of the Index at the beginning of the year, the top performer in terms of stock price return was Freeport-McMoran (+151.07%) and the worst was Agnico-Eagle Mines (-18.78%).

Value of a $10,000 Investment*

* The line graph represents historical performance of a hypothetical investment of $10,000 in the ProFund VP Precious Metals from May 1, 2002 to December 31, 2003 assuming the reinvestment of distributions.

Average Annual Total Return as of 12/31/031

	1 Year	Since Inception (5/1/02)

ProFund VP Precious Metals	39.23%	20.57%

Philadelphia Stock Exchange Gold and Silver Sector Index	41.79%	23.68%

S&P 500 Index	26.38%	1.40%

1 Past performance does not guarantee future results. Total return calculations assume the reinvestment of distributions and do not reflect the effect of taxes. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and net asset value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. During the period, certain fees were reduced. If such fee reductions had not occurred, the quoted performance would be lower. Performance numbers are net of all Fund expenses but do not include any insurance, sales, or administrative charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower.

2 The Philadelphia Stock Exchange Gold and Silver Sector Index is a price return index and does not reflect the reinvestment of dividends, the impact of transaction costs, nor the deduction of expenses associated with a mutual fund such as investment management and accounting fees. It is not possible to invest directly in an index. The Fund’s performance does reflect the reinvestment of dividends, the impact of transaction costs and the deduction of fees and expenses.

3 1.00 equals perfect correlation.

4 The S&P 500 Index is an unmanaged index that consists of the common stocks of 500 major U.S. corporations selected for their size and the frequency and ease with which their stocks trade.

The above information is not covered by the Report of Independent Auditors.

PROFUNDS VP ProFund VP Precious Metals	Schedule of Portfolio Investments December 31, 2003

U.S. Government Agency Obligations (38.8%)

	Principal Amount	Value
Federal Home Loan Bank, 0.50%, 01/02/04	$14,752,000	$14,751,795
Federal National Mortgage Association, 0.50%, 01/02/04	14,752,000	14,751,795

TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS (Cost $29,503,590)		29,503,590

U.S. Treasury Obligations (19.4%)
U.S. Treasury Bills, 0.50%, 01/02/04	14,752,000	14,751,795

TOTAL U.S. TREASURY OBLIGATIONS (Cost $14,751,795)		14,751,795

Repurchase Agreements (38.6%)
State Street Bank, 0.70%, 01/02/04, dated 12/31/03, with maturity value of $14,749,574 (Fully collateralized by a Federal Home Loan Mortgage Security)	14,749,000	14,749,000
UBS Bank, 0.70%, 01/02/04, dated 12/31/03, with maturity value of $14,752,574 (Fully collateralized by a Federal National Mortgage Association Security)	14,752,000	14,752,000

Total Repurchase Agreement (Cost $29,501,000)		29,501,000

TOTAL INVESTMENT SECURITIES (Cost $73,756,385)—96.8%		73,756,385
Net other assets (liabilities)—3.2%		2,461,289

NET ASSETS—100.0%		$76,217,674

Swap Agreement

	Units	Unrealized Appreciation (Depreciation)
Equity Index Swap Agreement based on the Philadelphia Stock Exchange Gold and Silver Sector Index expiring 02/23/04 (Underlying notional amount at value $76,163,495)	669,775	$(898,495)

See accompanying notes to the financial statements.

PROFUNDS VP

ProFund VP Precious Metals

Statement of Assets and Liabilities

December 31, 2003
Assets:
Investment securities, at value (cost $44,255,385)	$44,255,385
Repurchase agreements, at cost	29,501,000

Total Investments	73,756,385
Cash	2,475
Interest receivable	574
Receivable for capital shares issued	3,491,463
Prepaid expenses	303

Total Assets	77,251,200

Liabilities:
Payable for capital shares redeemed	5,334
Unrealized depreciation on swap contracts	898,495
Advisory fees payable	49,294
Management services fees payable	9,859
Administration fees payable	2,710
Administrative services fees payable	29,993
Distribution fees payable	14,997
Other accrued expenses	22,844

Total Liabilities	1,033,526

Net Assets	$76,217,674

Net Assets consist of:
Capital	$64,127,185
Accumulated net realized gains (losses) on investments	12,988,984
Net unrealized appreciation (depreciation) on investments	(898,495)

Net Assets	$76,217,674

Shares of Beneficial Interest Outstanding	1,859,339

Net Asset Value (offering and redemption price per share)	$40.99

Statement of Operations

For the year ended December 31, 2003
Investment Income:
Interest	$430,996

Expenses:
Advisory fees	313,550
Management services fees	62,710
Administration fees	19,815
Transfer agency and administrative service fees	238,816
Distribution fees	104,500
Custody fees	24,361
Fund accounting fees	31,928
Other fees	32,835

Total Gross Expenses before reductions	828,515
Less Expenses reduced by the Advisor	(2,376)

Total Net Expenses	826,139

Net Investment Income (Loss)	(395,143)

Realized and Unrealized Gains (Losses) on Investments:
Net realized gains (losses) on swap agreements	11,706,856
Change in net unrealized appreciation/depreciation on investments	199,326

Net Realized and Unrealized Gains (Losses) on Investments	11,906,182

Change in Net Assets Resulting from Operations	$11,511,039

See accompanying notes to the financial statements.

PROFUNDS VP

ProFund VP Precious Metals

Statements of Changes in Net Assets

	For the year ended December 31, 2003	For the period May 1, 2002(a) through December 31, 2002
From Investment Activities:
Operations:
Net investment income (loss)	$(395,143)	$(62,824)
Net realized gains (losses) on investments	11,706,856	(10,975,108)
Change in net unrealized appreciation/depreciation on investments	199,326	(1,097,821)

Change in net assets resulting from operations	11,511,039	(12,135,753)

Capital Transactions:
Proceeds from shares issued	267,629,406	217,729,235
Cost of shares redeemed	(258,562,216)	(149,954,037)

Change in net assets resulting from capital transactions	9,067,190	67,775,198

Change in net assets	20,578,229	55,639,445
Net Assets:
Beginning of period	55,639,445	—

End of period	$76,217,674	$55,639,445

Accumulated net investment income (loss)	$—	$17,583

Share Transactions:
Issued	8,507,473	7,659,669
Redeemed	(8,538,349)	(5,769,454)

Change in shares	(30,876)	1,890,215

(a)	Commencement of operations

See accompanying notes to the financial statements.

PROFUNDS VP

ProFund VP Precious Metals

Financial Highlights

Selected data for a share of beneficial interest outstanding throughout the periods indicated.

	For the year ended December 31, 2003		For the period May 1, 2002(a) through December 31, 2002
Net Asset Value, Beginning of Period	$29.44		$30.00

Investment Activities:
Net investment income (loss)	(0.31	)(b)	(0.07	)(b)
Net realized and unrealized gains (losses) on investments	11.86		(0.49)

Total income (loss) from investment activities	11.55		(0.56)

Net Asset Value, End of Period	$40.99		$29.44

Total Return	39.23%		(1.87	)%(c)
Ratios to Average Net Assets:
Gross expenses(d)	1.98%		1.98%
Net expenses(d)	1.97%		1.98%
Net investment income (loss)(d)	(0.94)%		(0.40)%
Supplemental Data:
Net assets, end of period (000’s)	$76,218		$55,639
Portfolio turnover rate(e)	—		—

(a)	Commencement of operations
(b)	Per share net investment income (loss) has been calculated using the daily average shares method.
(c)	Not annualized for periods less than one year.
(d)	Annualized for periods less than one year.
(e)	Portfolio turnover rate is calculated without regard to instruments (including options, swap agreements and futures contracts) having a maturity of less than one year.

See accompanying notes to the financial statements.

ProFund VP Real Estate

The ProFund VP Real Estate seeks daily investment results, before fees and expenses, that correspond to the daily performance of the Dow Jones U.S. Real Estate Index. For the year ended December 31, 2003, the Fund had a total return of 33.15%1, compared to a return of 28,36%2 for the Index. For the year, the Fund achieved an average daily statistical correlation of over 0.99 to the daily performance of the Index.3

The Fund applies a mathematical approach to investing. In doing so it takes positions in securities and/or financial instruments that, in combination, should have similar daily return characteristics as the Index. The Dow Jones U.S. Real Estate Index measures the performance of the real estate industry of the U.S. equity market. Component companies include those that invest directly or indirectly through development, management or ownership of shopping malls, apartment buildings and housing developments; and real estate investment trusts (“REITs”) that invest in apartments, office and retail properties. REITs are passive investment vehicles that invest primarily in income-producing real estate or real estate related loans or interests.

The Dow Jones U.S. Real Estate Index (and the Fund) benefited as the real estate market, REITs and Real Estate management companies, enjoyed a good year in 2003 due in part to low interest rates, an increase in residential and commercial real estate loan volume, and a booming refinancing market. Of the ten highest weighted constituents of the Index at the beginning of the year, the top performer in terms of stock price return was Vornado Realty Trust (+47.18%) and the worst was Apartment Investment Management Co. (–7.95%).

Value of a $10,000 Investment*

* The line graph represents historical performance of a hypothetical investment of $10,000 in the ProFund VP Real Estate from January 22, 2001 to December 31, 2003 assuming the reinvestment of distributions.

Average Annual Total Return as of 12/31/031

	1 Year	Since Inception (1/22/01)

ProFund VP Real Estate	33.15%	13.54%

Dow Jones U.S. Real Estate Index	28.36%	9.59%

S&P 500 Index	26.38%	(6.22)%

1 Past performance does not guarantee future results. Total return calculations assume the reinvestment of distributions and do not reflect the effect of taxes. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and net asset value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. During the period, certain fees were reduced. If such fee reductions had not occurred, the quoted performance would be lower. Performance numbers are net of all Fund expenses but do not include any insurance, sales, or administrative charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower.

2 The Dow Jones U.S. Real Estate Index is a price return index and does not reflect the reinvestment of dividends, the impact of transaction costs, nor the deduction of expenses associated with a mutual fund such as investment management and accounting fees. It is not possible to invest directly in an index. The Fund’s performance does reflect the reinvestment of dividends, the impact of transaction costs and the deduction of fees and expenses.

3 1.00 equals perfect correlation.

4 The S&P 500 Index is an unmanaged index that consists of the common stocks of 500 major U.S. corporations selected for their size and the frequency and ease with which their stocks trade.

The above information is not covered by the Report of Independent Auditors.

PROFUNDS VP ProFund VP Real Estate	Schedule of Portfolio Investments December 31, 2003

Common Stocks (100.0%)

	Shares	Value
Alexandria Real Estate Equities, Inc.	4,215	$244,049
AMB Property Corp.	17,703	582,075
American Financial Realty Trust	23,323	397,657
Annaly Mortgage Management, Inc.	20,794	382,610
Apartment Investment & Management Co.—Class A	17,422	601,059
Archstone-Smith Trust	38,778	1,085,008
Arden Realty Group, Inc.	13,769	417,751
AvalonBay Communities, Inc.	15,174	725,317
Boston Properties, Inc.	21,075	1,015,604
Brandywine Realty Trust	8,711	233,193
BRE Properties, Inc.—Class A	10,116	337,874
Camden Property Trust	7,587	336,104
Capital Automotive REIT	6,182	197,824
CarrAmerica Realty Corp.	11,240	334,727
Catellus Developmt Corp.	17,984	433,774
CBL & Associates Properties, Inc.	6,463	365,160
Centerpoint Properties Corp.	5,058	378,844
Chelsea Property Group, Inc.	9,273	508,253
Colonial Properties Trust	4,777	189,169
Cousins Properties, Inc.	8,430	257,958
Crescent Real Estate Equities Co.	19,951	341,761
Developers Diversified Realty Corp.	17,703	594,290
Duke-Weeks Realty Corp.	27,538	853,678
Equity Inns, Inc.	9,273	83,921
Equity Office Properties Trust	86,267	2,471,551
Equity Residential Properties Trust	59,291	1,749,677
Essex Property Trust, Inc.	4,496	288,733
Federal Realty Investment Trust	10,678	409,928
FelCor Lodging Trust, Inc.*	10,116	112,085
First Industrial Realty Trust, Inc.	8,430	284,513
Friedman, Billings, Ramsey Group, Inc.	30,348	700,432
General Growth Properties, Inc.	46,365	1,286,629
Glenborough Realty Trust, Inc.	5,901	117,725
Health Care Property Investors, Inc.	14,050	713,740
Health Care REIT, Inc.	10,678	384,408
Healthcare Realty Trust, Inc.	9,273	331,510
Highwoods Properties, Inc.	11,521	292,633
Home Properties of New York, Inc.	6,182	249,691
Hospitality Properties Trust	12,645	521,986
Host Marriott Corp.*	51,423	633,531
HRPT Properties Trust	30,910	311,882
iStar Financial, Inc.	21,918	852,610
Kilroy Realty Corp.	6,182	202,461
Kimco Realty Corp.	20,232	905,382

Common Stocks, continued

	Shares	Value
Koger Equity, Inc.	4,496	$94,101
La Quinta Corp.*	34,282	219,748
Liberty Property Trust	16,298	633,992
LNR Property Corp.	4,215	208,685
Macerich Co.	12,364	550,198
Mack-Cali Realty Corp.	12,645	526,285
Manufactured Home Communities, Inc.	4,496	169,274
MeriStar Hospitality Corp.*	12,364	80,490
Mills Corp.	8,430	370,920
Nationwide Health Properties, Inc.	12,645	247,210
New Plan Excel Realty Trust, Inc.	21,075	519,920
Pan Pacific Retail Properties	8,711	415,079
Plum Creek Timber Company, Inc.	39,621	1,206,459
Post Properties, Inc.	8,149	227,520
Prentiss Properties Trust	7,868	259,565
Prologis Trust	36,530	1,172,248
Public Storage, Inc.	18,827	816,904
Realty Income Corp.	8,149	325,960
Reckson Associates Realty Corp.	12,364	300,445
Regency Centers Corp.	12,083	481,508
Rouse Co.	17,984	845,248
Shurgard Storage Centers, Inc.—Class A	9,835	370,288
Simon Property Group, Inc.	35,687	1,653,736
SL Green Realty Corp.	7,868	322,981
St. Joe Co.	8,711	324,833
Thornburg Mortgage Asset Corp.	15,455	420,376
Trizec Properties, Inc.	19,670	302,918
United Dominion Realty Trust, Inc.	27,257	523,334
Ventas, Inc.	17,422	383,284
Vornado Realty Trust	21,356	1,169,241
Washington REIT	8,992	262,566
Weingarten Realty Investors	10,678	473,569

TOTAL COMMON STOCKS (Cost $33,313,394)		39,597,652

TOTAL INVESTMENT SECURITIES (Cost $33,313,394)—100.0%		39,597,652
Net other assets (liabilities)—NM		15,717

NET ASSETS—100.0%		$39,613,369

*	Non-income producing security
NM	Not meaningful, amount is less than 0.05%.

See accompanying notes to the financial statements.

PROFUNDS VP

ProFund VP Real Estate

Statement of Assets and Liabilities

December 31, 2003
Assets:
Investment securities, at value (cost $33,313,394)	$39,597,652
Dividends and interest receivable	232,924
Receivable for investments sold	5,634,576
Receivable for capital shares issued	36
Prepaid expenses	221

Total Assets	45,465,409

Liabilities:
Cash overdraft	98,607
Payable for capital shares redeemed	5,676,825
Advisory fees payable	28,196
Management services fees payable	5,639
Administration fees payable	1,596
Administrative services fees payable	16,733
Distribution fees payable	9,719
Other accrued expenses	14,725

Total Liabilities	5,852,040

Net Assets	$39,613,369

Net Assets consist of:
Capital	$39,910,883
Accumulated net investment income (loss)	611,505
Accumulated net realized gains (losses) on investments	(7,193,277)
Net unrealized appreciation (depreciation) on investments	6,284,258

Net Assets	$39,613,369

Shares of Beneficial Interest Outstanding	968,668

Net Asset Value (offering and redemption price per share)	$40.89

Statement of Operations

For the year ended December 31, 2003
Investment Income:
Dividends	$1,219,509
Interest	334

Total Investment Income	1,219,843

Expenses:
Advisory fees	180,712
Management services fees	36,143
Administration fees	11,450
Transfer agency and administrative service fees	134,779
Distribution fees	60,158
Custody fees	22,237
Fund accounting fees	19,380
Other fees	22,958

Total Gross Expenses before reductions	487,817
Less Expenses reduced by the Advisor	(11,262)

Total Net Expenses	476,555

Net Investment Income (Loss)	743,288

Realized and Unrealized Gains (Losses) on Investments:
Net realized gains (losses) on investment securities	773,332
Change in net unrealized appreciation/depreciation on investments	4,659,864

Net Realized and Unrealized Gains (Losses) on Investments	5,433,196

Change in Net Assets Resulting from Operations	$6,176,484

See accompanying notes to the financial statements.

PROFUNDS VP

ProFund VP Real Estate

Statements of Changes in Net Assets

	For the year ended December 31, 2003	For the year ended December 31, 2002
From Investment Activities:
Operations:
Net investment income (loss)	$743,288	$1,427,079
Net realized gains (losses) on investments	773,332	(5,405,461)
Change in net unrealized appreciation/depreciation on investments	4,659,864	(313,918)

Change in net assets resulting from operations	6,176,484	(4,292,300)

Distributions to Shareholders From:
Net investment income	(460,558)	(1,644,743)
Return of capital	—	(275,790)

Change in net assets resulting from distributions	(460,558)	(1,920,533)

Capital Transactions:
Proceeds from shares issued	283,092,753	408,200,418
Dividends reinvested	460,558	1,920,427
Cost of shares redeemed	(270,576,155)	(422,401,576)

Change in net assets resulting from capital transactions	12,977,156	(12,280,731)

Change in net assets	18,693,082	(18,493,564)
Net Assets:
Beginning of period	20,920,287	39,413,851

End of period	$39,613,369	$20,920,287

Accumulated net investment income (loss)	$611,505	$328,775

Share Transactions:
Issued	7,969,841	11,980,028
Reinvested	13,038	57,128
Redeemed	(7,685,490)	(12,570,630)

Change in shares	297,389	(533,474)

See accompanying notes to the financial statements.

PROFUNDS VP

ProFund VP Real Estate

Financial Highlights

Selected data for a share of beneficial interest outstanding throughout the periods indicated.

	For the year ended December 31, 2003	For the year ended December 31, 2002	For the period January 22, 2001(a) through December 31, 2001
Net Asset Value, Beginning of Period	$31.16	$32.72	$30.00

Investment Activities:
Net investment income (loss)	1.09 (b)	1.38 (b)	1.53	(b)
Net realized and unrealized gains (losses) on investments	9.14	(1.34)	1.19

Total income (loss) from investment activities	10.23	0.04	2.72

Distributions to Shareholders From:
Net investment income	(0.50)	(1.37)	—
Return of capital	—	(0.23)	—

Total distributions	(0.50)	(1.60)	—

Net Asset Value, End of Period	$40.89	$31.16	$32.72

Total Return	33.15%	0.02%	9.07	%(c)
Ratios to Average Net Assets:
Gross expenses(d)	2.02%	2.13%	1.99%
Net expenses(d)	1.98%	1.98%	1.99%
Net investment income (loss)(d)	3.08%	4.09%	5.01%
Supplemental Data:
Net assets, end of period (000’s)	$39,613	$20,920	$39,414
Portfolio turnover rate(e)	1,113%	1,163%	753	%(c)

(a)	Commencement of operations
(b)	Per share net investment income (loss) has been calculated using the daily average shares method.
(c)	Not annualized for periods less than one year.
(d)	Annualized for periods less than one year.
(e)	Portfolio turnover rate is calculated without regard to instruments (including options, swap agreements and futures contracts) having a maturity of less than one year.

See accompanying notes to the financial statements.

ProFund VP Semiconductor

The ProFund VP Semiconductor seeks daily investment results, before fees and expenses, that correspond to the daily performance of the Dow Jones U.S. Semiconductor Index. For the year ended December 31, 2003, the Fund had a total return of 88.32%1, compared to a return of 93.87%2 for the Index. For the year, the Fund achieved an average daily statistical correlation of over 0.99 to the daily performance of the Index.3

The Fund applies a mathematical approach to investing. In doing so it takes positions in securities and/or financial instruments that, in combination, should have similar daily return characteristics as the Index. The Dow Jones U.S. Semiconductor Index measures the performance of the semiconductor industry of the U.S. equity market. Component companies are engaged in the production of semiconductors and other integrated chips, as well as other related products such as circuit boards and motherboards.

The Dow Jones U.S. Semiconductor Index (and the Fund) benefited from an increase in worldwide sales of semiconductors. The index was led by Intel’s 106% increase in stock price as the chip maker saw strong sales of its new Centrino Processor which was designed to incorporate wireless communications into the personal computer. Of the ten highest weighted constituents of the Index at the beginning of the year, the top performer in terms of stock price return was Intel Corp. (+105.85%) and the worst was Microchip Technology inc. (+36.48%).

Value of a $10,000 Investment*

* The line graph represents historical performance of a hypothetical investment of $10,000 in the ProFund VP Semiconductor from May 1, 2002 to December 31, 2003 assuming the reinvestment of distributions.

Average Annual Total Return as of 12/31/031

	1 Year	Since Inception (5/1/02)

ProFund VP Semiconductor	88.32%	(1.32)%

Dow Jones U.S. Semiconductor Index	93.87%	1.38%

S&P 500 Index	26.38%	1.40%

1 Past performance does not guarantee future results. Total return calculations assume the reinvestment of distributions and do not reflect the effect of taxes. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and net asset value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. During the period, certain fees were reduced. If such fee reductions had not occurred, the quoted performance would be lower. Performance numbers are net of all Fund expenses but do not include any insurance, sales, or administrative charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower.

2 The Dow Jones U.S. Semiconductor Index is a price return index and does not reflect the reinvestment of dividends, the impact of transaction costs, nor the deduction of expenses associated with a mutual fund such as investment management and accounting fees. It is not possible to invest directly in an index. The Fund’s performance does reflect the reinvestment of dividends, the impact of transaction costs and the deduction of fees and expenses.

3 1.00 equals perfect correlation.

4 The S&P 500 Index is an unmanaged index that consists of the common stocks of 500 major U.S. corporations selected for their size and the frequency and ease with which their stocks trade.

The above information is not covered by the Report of Independent Auditors.

PROFUNDS VP ProFund VP Semiconductor	Schedule of Portfolio Investments December 31, 2003

Common Stocks (83.2%)

	Shares	Value
Actel Corp.*	860	$20,726
Advanced Micro Devices, Inc.*	12,470	185,803
Agere Systems, Inc.*	27,950	85,248
Agere Systems, Inc.—Class B*	32,680	94,772
Altera Corp.*	13,760	312,352
Amkor Technology, Inc.*	3,440	62,642
Analog Devices, Inc.	13,330	608,514
Applied Materials, Inc.*	59,770	1,341,836
Applied Micro Circuits Corp.*	11,180	66,856
Asyst Technologies, Inc.*	1,720	29,842
Atmel Corp.*	15,910	95,619
ATMI, Inc.*	1,290	29,851
Axcelis Technologies, Inc.*	3,440	35,157
Broadcom Corp.—Class A*	8,600	293,174
Brooks Automation, Inc.*	1,720	41,572
Cirrus Logic, Inc.*	3,010	23,087
Cohu, Inc.	860	16,469
Conexant Systems, Inc.*	9,890	49,153
Credence Systems Corp.*	2,150	28,294
Cree Research, Inc.*	2,580	45,640
Cymer, Inc.*	1,290	59,585
Cypress Semiconductor Corp.*	4,300	91,848
DSP Group, Inc.*	860	21,423
DuPont Photomasks, Inc.*	430	10,380
ESS Technology, Inc.*	1,290	21,943
Exar Corp.*	1,290	22,033
Fairchild Semiconductor International, Inc.*	3,440	85,897
GlobespanVirata, Inc.*	5,160	30,341
Integrated Device Technology, Inc.*	3,870	66,448
Intel Corp.	137,980	4,442,955
Interdigital Communications Corp.*	2,150	44,376
International Rectifier Corp.*	2,150	106,232
Intersil Corp.—Class A	5,160	128,226
KLA-Tencor Corp.*	6,880	403,650
Kopin Corp.*	2,580	17,312
Kulicke & Soffa Industries, Inc.*	1,720	24,734
Lam Research Corp.*	4,730	152,779
Lattice Semiconductor Corp.*	3,870	37,462
Linear Technology Corp.	11,180	470,343
LSI Logic Corp.*	13,760	122,051
LTX Corp.*	1,720	25,852
M-Systems Flash Disk Pioneers, Ltd.*	860	14,861
Marvell Technology Group, Ltd.*	3,010	114,169
Maxim Integrated Products, Inc.	11,610	578,178
Micrel, Inc.*	2,580	40,196
Microchip Technology, Inc.	7,310	243,862
Micron Technology, Inc.*	21,930	295,397
National Semiconductor Corp.*	6,880	271,141
Novellus Systems, Inc.*	5,590	235,060
NVIDIA Corp.*	5,590	129,968

Common Stocks, continued

	Shares	Value
OmniVision Technologies, Inc.*	860	$47,515
Photronics, Inc.*	860	17,131
PMC-Sierra, Inc.*	6,020	121,303
Power Integrations, Inc.*	1,290	43,163
Rambus, Inc.*	3,440	105,608
RF Micro Devices, Inc.*	6,450	64,823
Sandisk Corp.*	2,580	157,741
Semtech Corp.*	2,580	58,643
Silicon Image, Inc.*	2,580	18,653
Silicon Laboratories, Inc.*	1,290	55,754
Silicon Storage Technology, Inc.*	3,010	33,110
Skyworks Solutions, Inc.*	5,160	44,892
Teradyne, Inc.*	6,880	175,096
Texas Instruments, Inc.	62,350	1,831,842
Transmeta Corp.*	4,300	14,620
TriQuint Semiconductor, Inc.*	4,300	30,401
Ultratech Stepper, Inc.*	860	25,258
Varian Semiconductor Equipment Associates, Inc.*	1,290	56,360
Vitesse Semiconductor Corp.*	7,740	45,434
Xilinx, Inc.*	12,470	483,088
Zoran Corp.*	1,720	29,911

TOTAL COMMON STOCKS (Cost $10,742,194)		15,235,655

U.S. Government Agency Obligations (0.1%)

	Principal Amount
Federal National Mortgage Association, 0.50%, 01/02/04	$27,000	26,999

TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS (Cost $26,999)		26,999

TOTAL INVESTMENT SECURITIES (Cost $10,769,193)—83.3%		15,262,654

Net other assets (liabilities)—16.7%		3,069,714

NET ASSETS—100.0%		$18,332,368

Swap Agreements

	Units	Unrealized Appreciation (Depreciation)
Equity Index Swap Agreement based on the Dow Jones U.S. Semiconductor Index expiring 01/02/04 (Underlying notional amount at value $3,072,996)	30,730	$(127)

*	Non-income producing security

See accompanying notes to the financial statements.

PROFUNDS VP

ProFund VP Semiconductor

Statement of Assets and Liabilities

December 31, 2003
Assets:
Investments securities, at value (cost $10,769,193)	$15,262,654
Cash	16
Dividends and interest receivable	52
Receivable for investments sold	5,165,143
Prepaid expenses	80

Total Assets	20,427,945

Liabilities:
Payable for capital shares redeemed	2,053,659
Unrealized depreciation on swap agreements	127
Advisory fees payable	16,481
Management services fees payable	3,296
Administration fees payable	758
Administrative services fees payable	8,407
Distribution fees payable	4,206
Other accrued expenses	8,643

Total Liabilities	2,095,577

Net Assets	$18,332,368

Net Assets consist of:
Capital	$17,320,155
Accumulated net realized gains (losses) on investments	(3,481,121)
Net unrealized appreciation (depreciation) on investments	4,493,334

Net Assets	$18,332,368

Shares of Beneficial Interest Outstanding	624,831

Net Asset Value (offering and redemption price per share)	$29.34

Statement of Operations

For the year ended December 31, 2003
Investment Income:
Dividends	$32,604
Interest	307

Total Investment Income	32,911

Expenses:
Advisory fees	96,372
Management services fees	19,275
Administration fees	6,036
Transfer agency and administrative service fees	73,728
Distribution fees	32,124
Custody fees	18,510
Fund accounting fees	9,747
Other fees	8,217

Total Gross Expenses before reductions	264,009
Less Expenses reduced by the Advisor	(9,772)

Total Net Expenses	254,237

Net Investment Income (Loss)	(221,326)

Realized and Unrealized Gains (Losses) on Investments:
Net realized gains (losses) on investment securities	67,026
Change in net unrealized appreciation/depreciation on investments	4,432,258

Net Realized and Unrealized Gains (Losses) on Investments	4,499,284

Change in Net Assets Resulting from Operations	$4,277,958

See accompanying notes to the financial statements.

PROFUNDS VP

ProFund VP Semiconductor

Statements of Changes in Net Assets

	For the year ended December 31, 2003	For the period May 1, 2002(a) through December 31, 2002
From Investment Activities:
Operations:
Net investment income (loss)	$(221,326)	$(57,969)
Net realized gains (losses) on investments	67,026	(4,741,377)
Change in net unrealized appreciation/depreciation on investments	4,432,258	61,076

Change in net assets resulting from operations	4,277,958	(4,738,270)

Capital Transactions:
Proceeds from shares issued	163,290,583	91,718,030
Cost of shares redeemed	(153,025,938)	(83,189,995)

Change in net assets resulting from capital transactions	10,264,645	8,528,035

Change in net assets	14,542,603	3,789,765
Net Assets:
Beginning of period	3,789,765	—

End of period	$18,332,368	$3,789,765

Share Transactions:
Issued	7,522,727	4,809,073
Redeemed	(7,141,102)	(4,565,867)

Change in shares	381,625	243,206

(a)	Commencement of operations

See accompanying notes to the financial statements.

PROFUNDS VP

ProFund VP Semiconductor

Financial Highlights

Selected data for a share of beneficial interest outstanding throughout the periods indicated.

	For the year ended December 31, 2003		For the period May 1, 2002(a) through December 31, 2002
Net Asset Value, Beginning of Period	$15.58		$30.00

Investment Activities:
Net investment income (loss)	(0.41	)(b)	(0.24	)(b)
Net realized and unrealized gains (losses) on investments	14.17		(14.18)

Total income (loss) from investment activities	13.76		(14.42)

Net Asset Value, End of Period	$29.34		$15.58

Total Return	88.32%		(48.07	)%(c)
Ratios to Average Net Assets:
Gross expenses(d)	2.05%		2.33%
Net expenses(d)	1.98%		1.98%
Net investment income (loss)(d)	(1.72)%		(1.89)%
Supplemental Data:
Net assets, end of period (000’s)	$18,332		$3,790
Portfolio turnover rate(e)	1,364%		886	%(c)

(a)	Commencement of operations
(b)	Per share net investment income (loss) has been calculated using the daily average shares method.
(c)	Not annualized for periods less than one year.
(d)	Annualized for periods less than one year.
(e)	Portfolio turnover rate is calculated without regard to instruments (including options, swap agreements and futures contracts) having a maturity of less than one year.

See accompanying notes to the financial statements.

ProFund VP Technology

The ProFund VP Technology seeks daily investment results, before fees and expenses, that correspond to the daily performance of the Dow Jones U.S. Technology Sector Index. For the year ended December 31, 2003, the Fund had a total of 45.97%1, compared to a return of 50.38%2 for the Index. For the year, the Fund achieved an average daily statistical correlation of over 0.99 to the daily performance of the Index.3

The Fund applies a mathematical approach to investing. In doing so it takes positions in securities and/or financial instruments that, in combination, should have similar daily return characteristics as the Index. The Dow Jones U.S. Technology Sector Index measures the performance of the technology sector of the U.S. equity market. Component companies include those involved in computers and office equipment, software, communications technology, semiconductors, diversified technology services and Internet services.

The Dow Jones U.S. Technology Sector Index (and the Fund) benefited from a stabilization of information technology spending and a rise of tech company valuations. Consumer electronics and global chip sales fared especially well, specifically within the growing market for digital and wireless devices. PC sales, led by notebook PC sales, also jumped in 2003. Of the ten highest constituents of the Index at the beginning of the year, the top performer in terms of stock price return was Intel Corp. (+105.85%) and the worst was Microsoft Corp. (+5.88%).

Value of a $10,000 Investment*

* The line graph represents historical performance of a hypothetical investment of $10,000 in the ProFund VP Technology from January 22, 2001 to December 31, 2003 assuming the reinvestment of distributions.

Average Annual Total Return as of 12/31/031

	1 Year	Since Inception (1/22/01)

ProFund VP Technology	45.97%	(20.01)%

Dow Jones U.S. Technology Index	50.38%	(17.68)%

S&P 500 Index	26.38%	(6.22)%

1 Past performance does not guarantee future results. Total return calculations assume the reinvestment of distributions and do not reflect the effect of taxes. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and net asset value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. During the period, certain fees were reduced. If such fee reductions had not occurred, the quoted performance would be lower. Performance numbers are net of all Fund expenses but do not include any insurance, sales, or administrative charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower.

2 The Dow Jones U.S. Technology Index is a price return index and does not reflect the reinvestment of dividends, the impact of transaction costs, nor the deduction of expenses associated with a mutual fund such as investment management and accounting fees. It is not possible to invest directly in an index. The Fund’s performance does reflect the reinvestment of dividends, the impact of transaction costs and the deduction of fees and expenses.

3 1.00 equals perfect correlation.

4 The S&P 500 Index is an unmanaged index that consists of the common stocks of 500 major U.S. corporations selected for their size and the frequency and ease with which their stocks trade.

The above information is not covered by the Report of Independent Auditors.

PROFUNDS VP ProFund VP Technology	Schedule of Portfolio Investments December 31, 2003

Common Stocks (100.6%)

	Shares	Value

3Com Corp.*	8,140	$66,504
Adobe Systems, Inc.	5,698	223,931
Advanced Micro Devices, Inc.*	5,698	84,900
Affiliated Computer Services, Inc.—Class A*	2,442	132,991
Agere Systems, Inc.*	26,862	81,929
Altera Corp.*	6,512	147,822
Amdocs, Ltd.*	3,256	73,195
American Tower Corp.*	4,070	44,037
Amphenol Corp.—Class A*	814	52,039
Analog Devices, Inc.	6,512	297,273
Apple Computer, Inc.*	6,512	139,161
Applied Materials, Inc.*	29,304	657,875
Atmel Corp.*	8,954	53,814
Autodesk, Inc.	1,628	40,016
Avaya, Inc.*	7,326	94,798
BEA Systems, Inc.*	8,140	100,122
BMC Software, Inc.*	4,070	75,906
Broadcom Corp.—Class A*	4,884	166,496
Cadence Design Systems, Inc.*	4,884	87,814
Check Point Software Technologies, Ltd.*	4,070	68,457
CIENA Corp.*	10,582	70,264
Cisco Systems, Inc.*	116,402	2,827,405
Citrix Systems, Inc.*	3,256	69,060
Cognizant Technology Solutions Corp.*	814	37,151
Computer Associates International, Inc.	7,326	200,293
Computer Sciences Corp.*	3,256	144,013
Comverse Technology, Inc.*	3,256	57,273
Corning, Inc.*	21,978	229,231
Crown Castle International Corp.*	4,070	44,892
Cymer, Inc.*	814	37,599
Cypress Semiconductor Corp.*	1,628	34,774
Dell, Inc.*	39,072	1,326,885
Electronic Data Systems Corp.	8,140	199,756
EMC Corp.*	39,886	515,327
Emulex Corp.*	1,628	43,435
Fairchild Semiconductor International, Inc.*	1,628	40,651
Foundry Networks, Inc.*	2,442	66,813
Harris Corp.	1,628	61,783
Hewlett-Packard Co.	46,398	1,065,762
Intel Corp.	109,076	3,512,246
International Business Machines Corp.	29,304	2,715,895
International Rectifier Corp.*	1,628	80,439
Intersil Corp.—Class A	2,442	60,684
Intuit, Inc.*	3,256	172,275
JDS Uniphase Corp.*	22,792	83,191
Juniper Networks, Inc.*	7,326	136,850
KLA-Tencor Corp.*	4,884	286,544
Lam Research Corp.*	2,442	78,877
Level 3 Communications, Inc.*	10,582	60,317
Lexmark International Group, Inc.*	2,442	192,039
Linear Technology Corp.	6,512	273,960
LSI Logic Corp.*	6,512	57,761
Lucent Technologies, Inc.*	69,190	196,500
Marvell Technology Group Ltd.*	1,628	61,750
Maxim Integrated Products, Inc.	7,326	364,835
Maxtor Corp.*	4,884	54,212
Mercury Interactive Corp.*	2,442	118,779
Microchip Technology, Inc.	3,256	108,620
Micron Technology, Inc.*	9,768	131,575

Common Stocks, continued

	Shares	Value
Microsoft Corp.	175,010	$4,819,776
Motorola, Inc.	39,072	549,743
National Semiconductor Corp.*	3,256	128,319
NCR Corp.*	2,442	94,750
Network Appliance, Inc.*	7,326	150,403
Network Associates, Inc.*	3,256	48,970
Novell, Inc.*	6,512	68,506
Novellus Systems, Inc.*	4,884	205,372
NVIDIA Corp.*	3,256	75,702
Oracle Corp.*	66,748	881,074
PeopleSoft, Inc.*	5,698	129,914
Pitney Bowes, Inc.	5,698	231,453
PMC-Sierra, Inc.*	3,256	65,608
QLogic Corp.*	3,256	168,010
Qualcomm, Inc.	15,466	834,081
Rambus, Inc.*	1,628	49,980
Reynolds & Reynolds Co.	1,628	47,293
Sandisk Corp.*	1,628	99,536
Scientific-Atlanta, Inc.	2,442	66,667
Seagate Technology Common	4,070	76,923
Siebel Systems, Inc.*	9,768	135,482
Storage Technology Corp.*	2,442	62,882
Sun Microsystems, Inc.*	53,724	241,221
SunGard Data Systems, Inc.*	4,884	135,336
Sybase, Inc.*	1,628	33,504
Symantec Corp.*	5,698	197,436
Synopsys, Inc.*	3,256	109,923
Tellabs, Inc.*	6,512	54,896
Teradyne, Inc.*	3,256	82,865
Texas Instruments, Inc.	28,490	837,036
Unisys Corp.*	5,698	84,615
UTStarcom, Inc.*	1,628	60,350
VeriSign, Inc.*	4,070	66,341
Veritas Software Corp.*	7,326	272,234
WebMD Corp.*	4,884	43,907
Western Digital Corp.*	3,256	38,388
Xerox Corp.*	13,024	179,731
Xilinx, Inc.*	6,512	252,275
Yahoo!, Inc.*	12,210	551,526
Zebra Technologies Corp.*	814	54,025

TOTAL COMMON STOCKS (Cost $23,395,577)		30,794,849

U.S. Government Agency Obligations (0.4%)

	Principal Amount
Federal National Mortgage Association, 0.50%, 01/02/04	$135,000	134,998

TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS (Cost $134,998)		134,998

TOTAL INVESTMENT SECURITIES (Cost $23,530,575)—101.0%		30,929,847
Net other assets (liabilities)—(1.0)%		(299,037)

NET ASSETS—100.0%		$30,630,810

*	Non-income producing security

See accompanying notes to the financial statements.

PROFUNDS VP

ProFund VP Technology

Statement of Assets and Liabilities

December 31, 2003
Assets:
Investment securities, at value (cost $23,530,575)	$30,929,847
Cash	246
Dividends and interest receivable	5,613
Receivable for capital shares issued	26,512
Prepaid expenses	170

Total Assets	30,962,388

Liabilities:
Payable for capital shares redeemed	276,164
Advisory fees payable	18,859
Management services fees payable	3,772
Administration fees payable	1,123
Administrative services fees payable	8,942
Distribution fees payable	9,952
Other accrued expenses	12,766

Total Liabilities	331,578

Net Assets	$30,630,810

Net Assets consist of:
Capital	$36,196,841
Accumulated net realized gains (losses) on investments	(12,965,303)
Net unrealized appreciation (depreciation) on investments	7,399,272

Net Assets	$30,630,810

Shares of Beneficial Interest Outstanding	1,968,529

Net Asset Value (offering and redemption price per share)	$15.56

Statement of Operations

For the year ended December 31, 2003
Investment Income:
Dividends	$94,525
Interest	850

Total Investment Income	95,375

Expenses:
Advisory fees	155,594
Management services fees	31,119
Administration fees	9,819
Transfer agency and administrative service fees	93,940
Distribution fees	51,865
Custody fees	23,272
Fund accounting fees	16,592
Other fees	18,881

Total Gross Expenses before reductions	401,082
Less Expenses reduced by the Advisor	(422)

Total Net Expenses	400,660

Net Investment Income (Loss)	(305,285)

Realized and Unrealized Gains (Losses) on Investments:
Net realized gains (losses) on investment securities	(1,409,803)
Change in net unrealized appreciation/depreciation on investments	6,652,164

Net Realized and Unrealized Gains (Losses) on Investments	5,242,361

Change in Net Assets Resulting from Operations	$4,937,076

See accompanying notes to the financial statements.

PROFUNDS VP

ProFund VP Technology

Statements of Changes in Net Assets

	For the year ended December 31, 2003	For the year ended December 31, 2002
From Investment Activities:
Operations:
Net investment income (loss)	$(305,285)	$(216,156)
Net realized gains (losses) on investments	(1,409,803)	(8,354,759)
Change in net unrealized appreciation/depreciation on investments	6,652,164	(978,518)

Change in net assets resulting from operations	4,937,076	(9,549,433)

Capital Transactions:
Proceeds from shares issued	143,341,240	118,000,430
Cost of shares redeemed	(132,918,727)	(108,589,596)

Change in net assets resulting from capital transactions	10,422,513	9,410,834

Change in net assets	15,359,589	(138,599)
Net Assets:
Beginning of period	15,271,221	15,409,820

End of period	$30,630,810	$15,271,221

Share Transactions:
Issued	10,994,361	8,366,705
Redeemed	(10,458,167)	(7,791,673)

Change in shares	536,194	575,032

See accompanying notes to the financial statements.

PROFUNDS VP

ProFund VP Technology

Financial Highlights

Selected data for a share of beneficial interest outstanding throughout the periods indicated.

	For the year ended December 31, 2003		For the year ended December 31, 2002		For the period January 22, 2001(a) through December 31, 2001
Net Asset Value, Beginning of Period	$10.66		$17.97		$30.00

Investment Activities:
Net investment income (loss)	(0.20	)(b)	(0.24	)(b)	(0.34	)(b)
Net realized and unrealized gains (losses) on investments	5.10		(7.07)		(11.69)

Total income (loss) from investment activities	4.90		(7.31)		(12.03)

Net Asset Value, End of Period	$15.56		$10.66		$17.97

Total Return	45.97%		(40.68)%		(40.10	)%(c)
Ratios to Average Net Assets:
Gross expenses(d)	1.93%		2.27%		2.10%
Net expenses(d)	1.93%		1.98%		2.10%
Net investment income (loss)(d)	(1.47)%		(1.77)%		(1.91)%
Supplemental Data:
Net assets, end of period (000's)	$30,631		$15,271		$15,410
Portfolio turnover rate(e)	702%		1,208%		2,548	%(c)

(a)	Commencement of operations
(b)	Per share net investment income (loss) has been calculated using the daily average shares method.
(c)	Not annualized for periods less than one year.
(d)	Annualized for periods less than one year.
(e)	Portfolio turnover rate is calculated without regard to instruments (including options, swap agreements and futures contracts) having a maturity of less than one year.

See accompanying notes to the financial statements.

ProFund VP Telecommunications

The ProFund VP Telecommunications seeks daily investment results, before fees and expenses, that correspond to the daily performance of the Dow Jones U.S. Telecommunications Sector Index. For the year ended December 31, 2003, the Fund had a total return of 2.46%1, compared to a return of 3.55%2 for the Index. For the year, the Fund achieved an average daily statistical correlation of over 0.99 to the daily performance of the Index.3

The Fund applies a mathematical approach to investing. In doing so it takes positions in securities and/or financial instruments that, in combination, should have a similar daily return characteristics as the Index. The Dow Jones U.S. Telecommunications Sector Index measures the performance of the telecommunications economic sector of the U.S. equity market. Component companies include fixed-line communications and wireless communications companies.

The Dow Jones U.S. Telecommunication Sector Index (and the Fund) experienced a difficult start, declining approximately 25% by mid-March. The sector staged a turnaround to finish the year on the positive side in part due to positive economic news and optimistic earnings announcements. Telecommunications equipment companies, which had suffered acutely from the burst of the tech bubble, led the post March rally as demand increased. Of the ten highest weighted constituents of the Index at the beginning of the year, the top performer in terms of stock price return was Nextel Communications Inc (+142.94%) and the worst was AT&T Corp. (-22.25%).

Value of a $10,000 Investment*

* The line graph represents historical performance of a hypothetical investment of $10,000 in the ProFund VP Telecommunications from January 22, 2001 to December 31, 2003 assuming the reinvestment of distributions.

Average Annual Total Return as of 12/31/031

	1 Year	Since Inception (1/22/01)

ProFund VP Telecommunications	2.46%	(23.33)%

Dow Jones U.S. Telecommunications Index	3.55%	(21.51)%

S&P 500 Index	26.38%	(6.22)%

1 Past performance does not guarantee future results. Total return calculations assume the reinvestment of distributions and do not reflect the effect of taxes. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and net asset value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. During the period, certain fees were reduced. If such fee reductions had not occurred, the quoted performance would be lower. Performance numbers are net of all Fund expenses but do not include any insurance, sales, or administrative charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower.

2 The Dow Jones U.S. Telecommunications Index is a price return index and does not reflect the reinvestment of dividends, the impact of transaction costs, nor the deduction of expenses associated with a mutual fund such as investment management and accounting fees. It is not possible to invest directly in an index. The Fund’s performance does reflect the reinvestment of dividends, the impact of transaction costs and the deduction of fees and expenses.

3 1.00 equals perfect correlation.

4 The S&P Index is an unmanaged index that consists of the common stocks of 500 major U.S. corporations selected for their size and the frequency and ease with which their stocks trade.

The above information is not covered by the Report of Independent Auditors.

PROFUNDS VP ProFund VP Telecommunications	Schedule of Portfolio Investments December 31, 2003

Common Stocks (78.0%)

	Shares	Value
Alltel Corp.	6,630	$308,825
AT&T Corp.	16,575	336,473
AT&T Wireless Services, Inc.*	44,873	358,535
BellSouth Corp.	23,175	655,853
CenturyTel, Inc.	2,873	93,717
Cincinnati Bell, Inc.*	5,083	25,669
Citizens Communications Co.*	5,967	74,110
IDT Corp.*	221	4,895
IDT Corp.—Class B*	884	20,447
Nextel Communications, Inc.—Class A*	12,321	345,727
Nextel Partners, Inc.—Class A*	884	11,890
NII Holdings, Inc.— Class B*	442	32,986
Qwest Communications International, Inc*	30,277	130,797
SBC Communications, Inc.	53,894	1,405,017
Sprint Corp. (FON Group)	15,706	257,893
Sprint Corp. (PCS Group)*	16,575	93,152
Telephone & Data Systems, Inc.	1,105	69,118
US Cellular Corp.*	221	7,846
Verizon Communications, Inc.	44,602	1,564,637
Western Wireless Corp.—Class A*	1,547	28,403
Wireless Facilities, Inc.*	1,105	16,420

TOTAL COMMON STOCKS (Cost $4,870,883)		5,842,410

TOTAL INVESTMENT SECURITIES (Cost $4,870,883)—78.0%		5,842,410
Net other assets (liabilities)—22.0%		1,646,038

NET ASSETS—100.0%		$7,488,448

Swap Agreements

	Units	Unrealized Appreciation (Depreciation)
Equity Index Swap Agreement based on the Dow Jones U.S. Telecommunications Sector Index expiring 01/02/04 (Underlying notional amount at value $1,629,844)	16,298	$(76)

*	Non-income producing security

See accompanying notes to the financial statements.

PROFUNDS VP ProFund VP Telecommunications

Statement of Assets and Liabilities

December 31, 2003
Assets:
Investment securities, at value (cost $4,870,883)	$5,842,410
Dividends and interest receivable	5,345
Receivable for investments sold	1,661,087
Receivable for capital shares issued	708,962
Prepaid expenses	45

Total Assets	8,217,849

Liabilities:
Cash overdraft	3,292
Payable for investments purchased	713,360
Unrealized depreciation on swap agreements	76
Advisory fees payable	4,310
Management services fees payable	862
Administration fees payable	238
Administrative services fees payable	2,625
Distribution fees payable	1,312
Other accrued expenses	3,326

Total Liabilities	729,401

Net Assets	$7,488,448

Net Assets consist of:
Capital	$10,261,192
Accumulated net investment income (loss)	165,601
Accumulated net realized gains (losses) on investments	(3,909,796)
Net unrealized appreciation (depreciation) on investments	971,451

Net Assets	$7,488,448

Shares of Beneficial Interest Outstanding	545,137

Net Asset Value (offering and redemption price per share)	$13.74

Statement of Operations

For the year ended December 31, 2003
Investment Income:
Dividends	$301,554
Interest	193

Total Investment Income	301,747

Expenses:
Advisory fees	51,642
Management services fees	10,328
Administration fees	3,321
Transfer agency and administrative service fees	41,221
Distribution fees	17,214
Custody fees	7,735
Fund accounting fees	5,929
Other fees	5,040

Total Gross Expenses before reductions	142,430
Less Expenses reduced by the Advisor	(6,284)

Total Net Expenses	136,146

Net Investment Income (Loss)	165,601

Realized and Unrealized Gains (Losses) on Investments:
Net realized gains (losses) on investment securities	(895,596)
Net realized gains (losses) on swap agreements	3,519
Change in net unrealized appreciation/depreciation on investments	(157,393)

Net Realized and Unrealized Gains (Losses) on Investments	(1,049,470)

Change in Net Assets Resulting from Operations	$(883,869)

See accompanying notes to the financial statements.

PROFUNDS VP

ProFund VP Telecommunications

Statements of Changes in Net Assets

	For the year ended December 31, 2003	For the year ended December 31, 2002

From Investment Activities:
Operations:
Net investment income (loss)	$165,601	$(51,088)
Net realized gains (losses) on investments	(892,077)	(1,634,461)
Change in net unrealized appreciation/depreciation on investments	(157,393)	1,004,787

Change in net assets resulting from operations	(883,869)	(680,762)

Capital Transactions:
Proceeds from shares issued	84,049,515	88,752,147
Cost of shares redeemed	(92,472,931)	(75,426,114)

Change in net assets resulting from capital transactions	(8,423,416)	13,326,033

Change in net assets	(9,307,285)	12,645,271
Net Assets:
Beginning of period	16,795,733	4,150,462

End of period	$7,488,448	$16,795,733

Accumulated net investment income (loss)	$165,601	$—

Share Transactions:
Issued	6,502,112	6,192,167
Redeemed	(7,209,075)	(5,132,470)

Change in shares	(706,963)	1,059,697

See accompanying notes to the financial statements.

PROFUNDS VP

ProFund VP Telecommunications

Financial Highlights

Selected data for a share of beneficial interest outstanding throughout the periods indicated.

	For the year ended December 31, 2003	For the year ended December 31, 2002		For the period January 22, 2001(a) through December 31, 2001
Net Asset Value, Beginning of Period	$13.41	$21.57		$30.00

Investment Activities:
Net investment income (loss)	0.31 (b)	(0.10	)(b)	(0.28	)(b)
Net realized and unrealized gains (losses) on investments	0.02 (c)	(8.06)		(8.15)

Total income (loss) from investment activities	0.33	(8.16)		(8.43)

Net Asset Value, End of Period	$13.74	$13.41		$21.57

Total Return	2.46%	(37.83)%		(28.10	)%(d)
Ratios to Average Net Assets:
Gross expenses(e)	2.06%	2.19%		2.17%
Net expenses(e)	1.97%	1.98%		2.17%
Net investment income (loss)(e)	2.40%	(0.72)%		(1.27)%
Supplemental Data:
Net assets, end of period (000’s)	$7,488	$16,796		$4,150
Portfolio turnover rate(f)	1,508%	1,290%		2,830	%(d)

(a)	Commencement of operations
(b)	Per share net investment income (loss) has been calculated using the daily average shares method.
(c)	The amount shown for a share outstanding throughout the period does not accord with the change in aggregate gains and losses in the portfolio of securities during the period because of the timing of sales and purchases of fund shares in relation to fluctuating market values during the period.
(d)	Not annualized for periods less than one year.
(e)	Annualized for periods less than one year.
(f)	Portfolio turnover rate is calculated without regard to instruments (including options, swap agreements and futures contracts) having a maturity of less than one year.

See accompanying notes to the financial statements.

ProFund VP Utilities

The ProFund VP Utilities seeks daily investment results, before fees and expenses, that correspond to the daily performance of the Dow Jones U.S. Utilities Sector Index. For the year ended December 31, 2003, the Fund had a total return of 21.37%1, compared to a return of 19.62%2 of the Index.3

The Fund applies a mathematical approach to investing. In doing so it takes positions in securities and/or financial instruments that, in combination, should have similar daily return characteristics as the Index. The Dow Jones U.S. Utilities Sector Index measures the performance of the utilities economic sector of the U.S. equity market. Component companies include electric utilities, gas utilities and water utilities.

The Dow Jones U.S. Utilities Sector Index (and the Fund) responded well during the latter part of the year following the official end of the war in Iraq as uncertainties regarding the region dissipated. There was a general increase in demand for power as a result of higher demand for industrial production. The sector also began to recover from scandals surrounding companies within the sector during the previous year. Of the ten highest weighted constituents of the Index at the beginning of the year, the top performer in terms of stock price return was Exelon Corp. (+25.75%) and the worst was Consolidated Edison (+0.44%)

Value of a $10,000 Investment*

* The line graph represents historical performance of a hypothetical investment of $10,000 in the ProFund VP Utilities from January 22, 2001 to December 31, 2003 assuming the reinvestment of distributions.

Average Annual Total Return as of 12/31/031

	1 Year	Since Inception (1/22/01)

ProFund VP Utilities	21.37%	(8.92)%

Dow Jones U.S. Utilities Index	19.62%	(9.88)%

S&P 500 Index	26.38%	(6.22)%

1 Past performance does not guarantee future results. Total return calculations assume the reinvestment of distributions and do not reflect the effect of taxes. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and net asset value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. During the period, certain fees were reduced. If such fee reductions had not occurred, the quoted performance would be lower. Performance numbers are net of all Fund expenses but do not include any insurance, sales, or administrative charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower.

2 The Dow Jones U.S. Utilities Index is a price return index and does not reflect the reinvestment of dividends, the impact of transaction costs, nor the deduction of expenses associated with a mutual fund such as investment management and accounting fees. It is not possible to invest directly in an index. The Fund’s performance does reflect the reinvestment of dividends, the impact of transaction costs and the deduction of fees and expenses.

3 1.00 equals perfect correlation.

4 The S&P 500 Index is an unmanaged index that consists of the common stocks of 500 major U.S. corporations selected for their size and the frequency and ease with which their stocks trade.

The above information is not covered by the Report of Independent Auditors.

PROFUNDS VP ProFund VP Utilities	Schedule of Portfolio Investments December 31, 2003

Common Stocks (100.5%)

	Shares	Value
AES Corp.*	39,072	$368,840
AGL Resources, Inc.	3,848	111,977
Allegheny Energy, Inc.*	8,288	105,755
Alliant Energy Corp.	7,400	184,260
Ameren Corp.	10,656	490,176
American Electric Power, Inc.	26,048	794,724
Aquilla, Inc.*	13,024	44,151
Atmos Energy Corp.	3,256	79,121
Avista Corp.	2,960	53,635
Black Hills Corp.	2,072	61,808
Calpine Corp.*	27,232	130,986
CenterPoint Energy, Inc.	17,760	172,094
Cinergy Corp.	10,952	425,047
CLECO Corp.	3,256	58,543
CMS Energy Corp.*	10,656	90,789
Consolidated Edison, Inc.	14,800	636,548
Constellation Energy Group, Inc.	10,952	428,880
Dominion Resources, Inc.	21,312	1,360,345
DPL, Inc.	6,216	129,790
DTE Energy Co.	11,248	443,171
Duke Energy Corp.	59,792	1,222,746
Duquesne Light Holdings, Inc.	5,032	92,287
Dynegy, Inc.—Class A*	18,352	78,547
Edison International*	21,608	473,863
El Paso Electric Co.*	3,256	43,468
Energen Corp.	2,072	85,014
Energy East Corp.	9,768	218,803
Entergy Corp.	15,096	862,434
Equitable Resources, Inc.	4,144	177,860
Exelon Corp.	21,608	1,433,907
FirstEnergy Corp.	21,904	771,021
FPL Group, Inc.	11,248	735,844
Great Plains Energy, Inc.	4,440	141,281
Hawaiian Electric Industries, Inc.	2,368	112,172
IDACORP, Inc.	2,664	79,707
KeySpan Corp.	10,360	381,248
MDU Resources Group, Inc.	6,808	162,098
National Fuel Gas Co.	5,032	122,982
New Jersey Resources Corp.	1,776	68,394
NICOR, Inc.	2,960	100,758
NiSource, Inc.	17,464	383,160
Northeast Utilities System	8,288	167,169
Northwest Natural Gas Co.	1,776	54,612
NSTAR	3,552	172,272
NUI Corp.	1,184	19,086
OGE Energy Corp.	5,624	136,045
ONEOK, Inc.	5,328	117,642
Peoples Energy Corp.	2,368	99,551

Common Stocks, continued

	Shares	Value
Pepco Holdings, Inc.	11,248	$219,786
PG&E Corp.*	25,752	715,133
Philadelphia Suburban Corp.	6,216	137,374
Piedmont Natural Gas Company, Inc.	2,072	90,049
Pinnacle West Capital Corp.	5,920	236,918
PNM Resources, Inc.	2,664	74,858
PPL Corp.	11,840	518,000
Progress Energy, Inc.	16,280	736,833
Public Service Enterprise Group, Inc.	15,392	674,170
Puget Energy, Inc.	6,216	147,754
Questar Corp.	5,624	197,684
Reliant Resources, Inc.*	18,352	135,071
SCANA Corp.	6,512	223,036
Sempra Energy	13,024	391,502
Sierra Pacific Resources*	7,696	56,489
Southern Co.	48,248	1,459,502
Southern Union Co.*	3,552	65,357
TECO Energy, Inc.	12,432	179,145
Texas Genco Holdings, Inc.	888	28,860
TXU Corp.	21,312	505,521
UGI Corp.	2,960	100,344
Unisource Energy Corp.	2,072	51,096
Vectren Corp.	5,032	124,039
Westar Energy, Inc.	4,736	95,904
WGL Holdings, Inc.	3,256	90,484
Wisconsin Energy Corp.	7,696	257,431
WPS Resources Corp.	2,368	109,473
Xcel Energy, Inc.	26,344	447,321

TOTAL COMMON STOCKS (Cost $18,591,469)		22,753,745

U.S. Government Agency Obligations (0.3%)

	Principal Amount
Federal National Mortgage Association, 0.50%, 01/02/04	$76,000	75,999

TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS (Cost $75,999)		75,999

TOTAL INVESTMENT SECURITIES (Cost $18,667,468)—100.8%		22,829,744
Net other assets (liabilities)—(0.8)%		(177,240)

NET ASSETS—100.0%		$22,652,504

*	Non-income producing security

See accompanying notes to the financial statements.

PROFUNDS VP

ProFund VP Utilities

Statement of Assets and Liabilities

December 31, 2003
Assets:
Investment securities, at value (cost $18,667,468)	$22,829,744
Cash	781
Dividends and interest receivable	26,485
Prepaid expenses	148

Total Assets	22,857,158

Liabilities:
Payable for capital shares redeemed	167,566
Advisory fees payable	13,346
Management services fees payable	2,669
Administration fees payable	687
Administrative services fees payable	7,593
Distribution fees payable	3,799
Other accrued expenses	8,994

Total Liabilities	204,654

Net Assets	$22,652,504

Net Assets consist of:
Capital	$27,099,869
Accumulated net investment income (loss)	385,128
Accumulated net realized gains (losses) on investments	(8,994,769)
Net unrealized appreciation (depreciation) on investments	4,162,276

Net Assets	$22,652,504

Shares of Beneficial Interest Outstanding	1,012,127

Net Asset Value (offering and redemption price per share)	$22.38

Statement of Operations

For the year ended December 31, 2003
Investment Income:
Dividends	$768,778
Interest	372

Total Investment Income	769,150

Expenses:
Advisory fees	145,645
Management services fees	29,129
Administration fees	9,290
Transfer agency and administrative service fees	112,432
Distribution fees	48,548
Custody fees	20,958
Fund accounting fees	16,451
Other fees	17,252

Total Gross Expenses before reductions	399,705
Less Expenses reduced by the Advisor	(15,683)

Total Net Expenses	384,022

Net Investment Income (Loss)	385,128

Realized and Unrealized Gains (Losses) on Investments:
Net realized gains (losses) on investment securities	412,890
Change in net unrealized appreciation/depreciation on investments	2,293,378

Net Realized and Unrealized Gains (Losses) on Investments	2,706,268

Change in Net Assets Resulting from Operations	$3,091,396

See accompanying notes to the financial statements.

PROFUNDS VP

ProFund VP Utilities

Statements of Changes in Net Assets

	For the year ended December 31, 2003	For the year ended December 31, 2002

From Investment Activities:
Operations:
Net investment income (loss)	$385,128	$429,358
Net realized gains (losses) on investments	412,890	(6,362,421)
Change in net unrealized appreciation/depreciation on investments	2,293,378	1,307,557

Change in net assets resulting from operations	3,091,396	(4,625,506)

Distributions to Shareholders From:
Net investment income	(429,358)	—

Change in net assets resulting from distributions	(429,358)	—

Capital Transactions:
Proceeds from shares issued	206,037,746	224,791,256
Dividends reinvested	429,358	—
Cost of shares redeemed	(212,502,733)	(207,560,080)

Change in net assets resulting from capital transactions	(6,035,629)	17,231,176

Change in net assets	(3,373,591)	12,605,670
Net Assets:
Beginning of period	26,026,095	13,420,425

End of period	$22,652,504	$26,026,095

Accumulated net investment income (loss)	$385,128	$429,358

Share Transactions:
Issued	10,185,139	10,351,013
Reinvested	19,314	—
Redeemed	(10,578,387)	(9,508,462)

Change in shares	(373,934)	842,551

See accompanying notes to the financial statements.

PROFUNDS VP

ProFund VP Utilities

Financial Highlights

Selected data for a share of beneficial interest outstanding throughout the periods indicated.

	For the year ended December 31, 2003	For the year ended December 31, 2002	For the period January 22, 2001(a) through December 31, 2001
Net Asset Value, Beginning of Period	$18.78	$24.69	$30.00

Investment Activities:
Net investment income (loss)	0.40 (b)	0.51 (b)	0.39	(b)
Net realized and unrealized gains (losses) on investments	3.61	(6.42)	(5.70)

Total income (loss) from investment activities	4.01	(5.91)	(5.31)

Distribution to Shareholders From:
Net investment income	(0.41)	—	—

Net Asset Value, End of Period	$22.38	$18.78	$24.69

Total Return	21.37%	(23.94)%	(17.70	)%(c)
Ratios to Average Net Assets:
Gross expenses(d)	2.06%	2.17%	2.05%
Net expenses(d)	1.98%	1.98%	2.05%
Net investment income (loss)(d)	1.98%	2.31%	1.44%
Supplemental Data:
Net assets, end of period (000’s)	$22,653	$26,026	$13,420
Portfolio turnover rate(e)	1,134%	1,461%	1,008	%(c)

(a)	Commencement of operations
(b)	Per share net investment income (loss) has been calculated using the daily average shares method.
(c)	Not annualized for periods less than one year.
(d)	Annualized for periods less than one year.
(e)	Portfolio turnover rate is calculated without regard to instruments (including options, swap agreements and futures contracts) having a maturity of less than one year.

See accompanying notes to the financial statements.

ProFund VP U.S. Government Plus

The ProFund VP U.S. Government Plus seeks daily investment results, before fees and expenses, that correspond to one and one-quarter times the daily price movement of the most recently issued 30-year U.S. Treasury Bond (“Long Bond”). For the year ended December 31, 2003, the Fund had a total return of -2.55%1, compared to a price return of -4.34%2 for the most recently issued 30-year U.S. Treasury Bond3. For the year, the Fund achieved an average daily statistical correlation of over 0.99 to 125% of the daily price movement of the Long Bond.4

The Fund applies a mathematical approach to investing. In doing so it takes positions in debt instruments and/or financial instruments that, in combination, should have similar daily return characteristics as one and one-quarter times the daily price movement of the Long Bond. The Long Bond is the longest term outstanding 30-year bond issued by the U.S. Treasury. As of 12/31/03, the last (most recent) Long Bond to be issued carried a maturity date of 2/15/2031 and a 5.375% coupon.

The yield on the long bond increased from 4.78% as of 12/31/02 to 5.07% as of 12/31/03. This resulted in a price decline in the Long Bond that almost fully offset the yield component of the return, leaving the total return of the Long Bond just slightly in positive territory. The price of the Long Bond increased for most of the first half of the year, as the Federal reserve suggested they would buy bonds to keep yields low, in their effort to re-heat the economy and reduce any risks of deflation. This rally was interrupted by a very sharp decline over the mid-June to mid-August period when market participants were disappointed with a smaller than expected cut in the Fed Funds rate at the June Fed meeting, and a subsequent spate of strong economic reports that continued throughout the summer.

Value of a $10,000 Investment*

* The line graph represents historical performance of a hypothetical investment of $10,000 in the ProFund VP U.S. Government Plus from May 1, 2002 to December 31, 2003 assuming the reinvestment of distributions.

Average Annual Total Return as of 12/31/031

	1 Year	Since Inception (5/1/02)

ProFund VP U.S. Government Plus	(2.55)%	8.13%

30-year U.S. Treasury Bond	(4.34)%	4.32%

Lehman Brothers U.S. Treasury: Long-Term Index	2.20%	9.40%

1 Past performance does not guarantee future results. Total return calculations assume the reinvestment of distributions and do not reflect the effect of taxes. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and net asset value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. During the period, certain fees were reduced. If such fee reductions had not occurred, the quoted performance would be lower. Performance numbers are net of all Fund expenses but do not include any insurance, sales, or administrative charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower.

2 The price return of the most recently issued 30-year bond does not reflect a yield component nor does it reflect the reinvestment of interest income, the impact of transaction and financing costs, nor the deduction of expenses associated with a mutual fund such as investment management and accounting fees. The Fund’s performance does reflect a yield component, the impact of transaction and financing costs, and the deduction of fees and expenses.

3 Over this same period the total return of the Long Bond was 0.77% as measured by the Ryan Labs 30-Year Treasury Index and the return of the Lehman Brothers U.S. Treasury Long-Term Index was 2.20%.

4 1.00 equals perfect correlation.

5 The Lehman Brothers U.S. Treasury: Long-Term Index is an unmanaged index that consists of public obligations of the U.S. Treasury that have remaining maturities of ten years or more and at least $150 million par amount outstanding.

The above information is not covered by the Report of Independent Auditors.

PROFUNDS VP ProFund VP U.S. Government Plus	Schedule of Portfolio Investments December 31, 2003

U.S. Government Agency Obligations (33.3%)

	Principal Amount	Value
Federal Home Loan Bank, 0.50%, 01/02/04	$6,136,000	$6,135,915
Federal National Mortgage Association, 0.50%, 01/02/04	6,136,000	6,135,915

TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS (Cost $12,271,830)		12,271,830

U.S. Treasury Obligations (34.4%)
U.S. Treasury Bills, 0.50%, 01/02/04	6,136,000	6,135,915
U.S. Treasury Bonds, 5.375%, 02/15/31	6,220,000	6,496,804

TOTAL U.S. TREASURY OBLIGATIONS (Cost $12,320,971)		12,632,719

Repurchase Agreements (33.4%)
State Street Bank, 0.70%, 01/02/04, dated 12/31/03, with maturity value of $6,133,239 (Fully collateralized by a Federal Home Loan Mortgage Security)	6,133,000	6,133,000
UBS Bank, 0.70%, 01/02/04, dated 12/31/03, with maturity value of $6,136,239 (Fully collateralized by a Federal National Mortgage Association Security)	6,136,000	6,136,000

TOTAL REPURCHASE AGREEMENTS (Cost $12,269,000)		12,269,000

TOTAL INVESTMENT SECURITIES (Cost $36,861,801)—101.1%		37,173,549
Net other assets (liabilities)—(1.1)%		(397,135)

NET ASSETS—100.0%		$36,776,414

Futures Purchased

	Contracts	Unrealized Appreciation (Depreciation)
30-Year U.S. Treasury Bond Futures Contract expiring March 2004 (Underlying face amount at value $218,881)	2	$(2,253)
Swap Agreements

	Units	Unrealized Appreciation (Depreciation)
Total Return Swap Agreement based on the 30-Year U.S. Treasury Bond expiring 02/28/04 (Underlying notional amount at value $39,051,853)	37,388,000	$(131,805)

See accompanying notes to the financial statements.

PROFUNDS VP

ProFund VP U.S. Government Plus

Statement of Assets and Liabilities

December 31, 2003
Assets:
Investment securities, at value (cost $24,592,801)	$24,904,549
Repurchase agreements, at cost	12,269,000

Total Investments	37,173,549
Cash	600
Segregated cash balances with brokers for futures contracts	5,034
Interest receivable	126,519
Receivable for capital shares issued	19
Variation margin on futures contracts	256
Prepaid expenses	765

Total Assets	37,306,742

Liabilities:
Dividends payable	153
Payable for capital shares redeemed	326,994
Unrealized depreciation on swap agreements	131,805
Advisory fees payable	17,063
Management services fees payable	5,119
Administration fees payable	1,614
Administrative services fees payable	17,918
Distribution fees payable	8,968
Other accrued expenses	20,694

Total Liabilities	530,328

Net Assets	$36,776,414

Net Assets consist of:
Capital	$40,969,234
Accumulated net realized gains (losses) on investments	(4,370,510)
Net unrealized appreciation (depreciation) on investments	177,690

Net Assets	$36,776,414

Shares of Beneficial Interest Outstanding	1,283,291

Net Asset Value (offering and redemption price per share)	$28.66

Statement of Operations

For the year ended December 31, 2003
Investment Income:
Interest	$1,027,723

Expenses:
Advisory fees	269,935
Management services fees	80,981
Administration fees	26,048
Transfer agency and administrative service fees	312,539
Distribution fees	134,663
Custody fees	32,940
Fund accounting fees	46,701
Other fees	35,352

Total Gross Expenses before reductions	939,159
Less Expenses reduced by the Advisor	(8,089)

Total Net Expenses	931,070

Net Investment Income (Loss)	96,653

Realized and Unrealized Gains (Losses) on Investments:
Net realized gains (losses) on investment securities	(241,188)
Net realized gains (losses) on futures contracts	(256,834)
Net realized gains (losses) on swap agreements	(3,821,284)
Change in net unrealized appreciation/depreciation on investments	(324,317)

Net Realized and Unrealized Gains (Losses) on Investments	(4,643,623)

Change in Net Assets Resulting from Operations	$(4,546,970)

See accompanying notes to the financial statements.

PROFUNDS VP

ProFund VP U.S. Government Plus

Statements of Changes in Net Assets

	For the year ended December 31, 2003	For the period May 1, 2002(a) through December 31, 2002
From Investment Activities:
Operations:
Net investment income (loss)	$96,653	$214,947
Net realized gains (losses) on investments	(4,319,306)	5,212,931
Change in net unrealized appreciation/depreciation on investments	(324,317)	502,007

Change in net assets resulting from operations	(4,546,970)	5,929,885

Distributions to Shareholders From:
Net investment income	(91,727)	(1,531,855)
Net realized gains on investments	(3,967,449)	—
Return of capital	(2,138,536)	—

Change in net assets resulting from distributions	(6,197,712)	(1,531,855)

Capital Transactions:
Proceeds from shares issued	404,039,693	422,970,722
Dividends reinvested	6,187,569	1,530,541
Cost of shares redeemed	(487,634,510)	(303,970,949)

Change in net assets resulting from capital transactions	(77,407,248)	120,530,314

Change in net assets	(88,151,930)	124,928,344
Net Assets:
Beginning of period	124,928,344	—

End of period	$36,776,414	$124,928,344

Accumulated net investment income (loss)	$—	$(4,927)

Share Transactions:
Issued	12,192,198	12,910,778
Reinvested	205,259	45,993
Redeemed	(14,776,028)	(9,294,909)

Change in shares	(2,378,571)	3,661,862

(a)	Commencement of operations

See accompanying notes to the financial statements.

PROFUNDS VP

ProFund VP U.S. Government Plus

Financial Highlights

Selected data for a share of beneficial interest outstanding throughout the periods indicated.

	For the year ended December 31, 2003	For the period May 1, 2002(a) through December 31, 2002
Net Asset Value, Beginning of Period	$34.12	$30.00

Investment Activities:
Net investment income (loss)	0.06 (b)	0.12	(b)
Net realized and unrealized gains (losses) on investments	(0.90)	4.89

Total income (loss) from investment activities	(0.84)	5.01

Distributions to Shareholders From:
Net investment income	(0.06)	(0.89)
Net realized gains on investments	(3.23)	—
Return of capital	(1.33)	—

Total distributions	(4.62)	(0.89)

Net Asset Value, End of Period	$28.66	$34.12

Total Return	(2.55)%	16.90	%(c)
Ratios to Average Net Assets:
Gross expenses(d)	1.74%	1.71%
Net expenses(d)	1.73%	1.71%
Net investment income (loss)(d)	0.18%	0.56%
Supplemental Data:
Net assets, end of period (000’s)	$36,776	$124,928
Portfolio turnover rate(e)	526%	269	%(c)

(a)	Commencement of operations
(b)	Per share net investment income (loss) has been calculated using the daily average shares method.
(c)	Not annualized for periods less than one year.
(d)	Annualized for periods less than one year.
(e)	Portfolio turnover rate is calculated without regard to instruments (including options, swap agreements and futures contracts) having a maturity of less than one year.

See accompanying notes to the financial statements.

ProFund VP Rising Rates Opportunity

The ProFund VP Rising Rates Opportunity seeks daily investment results, before fees and expenses, that correspond to one and one-quarter times the inverse of the daily price movement of the most recently issued 30-year U.S. Treasury Bond (“Long Bond”). For the year ended December 31, 2003, the Fund had a total return of -4.11%1, compared to a price return of -4.34%2 for the most recently issued 30-year U.S. Treasury Bond3. For the year, the Fund achieved an average daily statistical correlation of over 0.99 to 125% the inverse of the daily price movement of the Long Bond.4

The Fund applies a mathematical approach to investing. In doing so it takes positions in debt instruments and/or financial instruments that, in combination, should have similar daily return characteristics as one and one-quarter times the inverse of the daily price movement of the Long Bond. The Long Bond is the longest term outstanding bond issued by the U.S. Treasury. As of 12/31/03, the last (most recent) Long Bond to be issued had a maturity date of 2/15/2031 and a 5.375% coupon.

The yield on the long bond increased from 4.78% as of 12/31/02 to 5.07% as of 12/31/03. This resulted in a price decline in the Long Bond that almost fully offset the yield component of the return, leaving the total return of the Long Bond just slightly in positive territory. The price of the Long Bond increased for most of the first half of the year, as the Federal Reserve suggested they would buy bonds to keep yields low, in their effort to re-heat the economy and reduce any risks of deflation. This rally was interrupted by a very sharp decline over the mid-June to mid-August period when market participants were disappointed with a smaller than expected cut in the Fed Funds rate at the June Fed meeting, and a subsequent spate of strong economic reports that continued throughout the summer. Low short-term interest rates combined with a proportionally large spread between short and long-term rates negatively impacted Fund performance.

Value of a $10,000 Investment*

* The line graph represents historical performance of a hypothetical investment of $10,000 in the ProFund VP Rising Rates Opportunity from May 1, 2002 to December 31, 2003 assuming the reinvestment of distributions.

Average Annual Total Return as of 12/31/031

	1 Year	Since Inception (5/1/02)

ProFund VP Rising Rates Opportunity	(4.11)%	(14.01)%

30-year U.S. Treasury Bond	(4.34)%	4.32%

Lehman Brothers U.S. Treasury: Long-Term Index	2.20%	9.40%

1 Past performance does not guarantee future results. Total return calculations assume the reinvestment of distributions and do not reflect the effect of taxes. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and net asset value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. During the period, certain fees were reduced. If such fee reductions had not occurred, the quoted performance would be lower. Performance numbers are net of all Fund expenses but do not include any insurance, sales, or administrative charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower.

2 The price return of the most recently issued 30-year bond does not reflect a yield component nor does it reflect the reinvestment of interest income, the impact of transaction and financing costs, nor the deduction of expenses associated with a mutual fund such as investment management and accounting fees. The Fund’s performance does reflect a yield component, the impact of transaction and financing costs, and the deduction of fees and expenses. Since the ProFund VP Rising Rates Opportunity is an inverse fund, the yield of the Long Bond is effectively paid out, rather than received.

3 Over this same period the total return of the Long Bond was 0.77% as measured by the Ryan Labs 30-Year Treasury Index and the return of the Lehman Brothers U.S. Treasury Long-Term Index was 2.20%.

4 1.00 equals perfect correlation.

5 The Lehman Brothers U.S. Treasury: Long-Term Index is an unmanaged index that consists of public obligations of the U.S. Treasury that have remaining maturities of ten years or more and at least $150 million par amount outstanding.

The above information is not covered by the Report of Independent Auditors.

PROFUNDS VP ProFund VP Rising Rates Opportunity	Schedule of Portfolio Investments December 31, 2003

U.S. Government Agency Obligations (41.0%)

	Principal Amount	Value
Federal Home Loan Bank, 0.50%, 01/02/04	$15,208,000	$15,207,788
Federal National Mortgage Association, 0.50%, 01/02/04	15,208,000	15,207,788

TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS (Cost $30,415,576)		30,415,576

U.S. Treasury Obligations (20.5%)
U.S. Treasury Bills, 0.50%, 01/02/04	15,208,000	15,207,789

TOTAL U.S. TREASURY OBLIGATIONS (Cost $15,207,789)		15,207,789

Repurchase Agreements (40.9%)
State Street Bank, 0.70%, 01/02/04, dated 12/31/03, with maturity value of $15,208,296 (Fully collateralized by a Federal Home Loan Mortgage Security)	15,208,000	15,208,000
UBS Bank, 0.70%, 01/02/04, dated 12/31/03, with maturity value of $15,208,296 (Fully collateralized by a Federal National Mortgage Association Security)	15,208,000	15,208,000

TOTAL REPURCHASE AGREEMENTS (Cost $30,416,000)		30,416,000

Options Purchased (NM)

	Contracts
30-year U.S. Treasury Bond Call Option expiring June 2004 @ $135	150	1,751
TOTAL OPTIONS PURCHASED (Cost $3,019)		1,751

TOTAL INVESTMENT SECURITIES (Cost $76,042,384)—102.4%		76,041,116
Net other assets (liabilities)—(2.4)%		(1,769,609)

NET ASSETS—100.0%		$74,271,507

Futures Contracts Sold

	Contracts	Unrealized Appreciation (Depreciation)
30-year U.S. Treasury Bond Futures Contract expiring March 2004 (Underlying face amount at value $1,860,488)	17	$(2,252)

Swap Agreements

	Units	Unrealized Appreciation (Depreciation)
Total Return Swap Agreement based on the 30-year U.S. Treasury Bond expiring 02/28/04 (Underlying notional amount at value $93,602,426)	(87,568,000)	$363,848

NM	Not meaningful, amount is less than 0.05%.

See accompanying notes to the financial statements.

PROFUNDS VP

ProFund VP Rising Rates Opportunity

Statement of Assets and Liabilities

December 31, 2003
Assets:
Investment securities, at value (cost $45,626,384)	$45,625,116
Repurchase agreements, at cost	30,416,000

Total Investments	76,041,116
Cash	756
Segregated cash balances with brokers for futures contracts	48,836
Interest receivable	591
Receivable for capital shares issued	241,528
Unrealized appreciation on swap agreements	363,848
Prepaid expenses	187

Total Assets	76,696,862

Liabilities:
Payable for capital shares redeemed	2,271,959
Variation margin on futures contracts	2,175
Advisory fees payable	49,042
Management services fees payable	9,808
Administration fees payable	2,953
Administrative services fees payable	36,235
Distribution fees payable	25,040
Other accrued expenses	28,143

Total Liabilities	2,425,355

Net Assets	$74,271,507

Net Assets consist of:
Capital	$78,333,938
Accumulated net realized gains (losses) on investments	(4,422,759)
Net unrealized appreciation (depreciation) on investments	360,328

Net Assets	$74,271,507

Shares of Beneficial Interest Outstanding	3,184,309

Net Asset Value (offering and redemption price per share)	$23.32

Statement of Operations

For the year ended December 31, 2003
Investment Income:
Interest	$385,131

Expenses:
Advisory fees	298,038
Management services fees	59,608
Administration fees	18,591
Transfer agency and administrative service fees	208,191
Distribution fees	99,310
Custody fees	22,941
Fund accounting fees	29,275
Other fees	24,082

Total Gross Expenses before reductions	760,036
Less Expenses reduced by the Advisor	(411)

Total Net Expenses	759,625

Net Investment Income (Loss)	(374,494)

Realized and Unrealized Gains (Losses) on Investments:
Net realized gains (losses) on investment securities	7,779
Net realized gains (losses) on futures contracts	(457,219)
Net realized gains (losses) on swap agreements	(1,664,836)
Change in net unrealized appreciation/depreciation on investments	365,062

Net Realized and Unrealized Gains (Losses) on Investments	(1,749,214)

Change in Net Assets Resulting from Operations	$(2,123,708)

See accompanying notes to the financial statements.

PROFUNDS VP

ProFund VP Rising Rates Opportunity

Statements of Changes in Net Assets

	For the year ended December 31, 2003	For the period May 1, 2002(a) through December 31, 2002
From Investment Activities:
Operations:
Net investment income (loss)	$(374,494)	$(26,296)
Net realized gains (losses) on investments	(2,114,276)	(2,726,147)
Change in net unrealized appreciation/depreciation on investments	365,062	(4,734)

Change in net assets resulting from operations	(2,123,708)	(2,757,177)

Capital Transactions:
Proceeds from shares issued	371,420,617	146,601,639
Cost of shares redeemed	(302,193,310)	(136,676,554)

Change in net assets resulting from capital transactions	69,227,307	9,925,085

Change in net assets	67,103,599	7,167,908
Net Assets:
Beginning of period	7,167,908	—

End of period	$74,271,507	$7,167,908

Accumulated net investment income (loss)	$—	$1,818

Share Transactions:
Issued	15,507,756	5,543,393
Redeemed	(12,618,173)	(5,248,667)

Change in shares	2,889,583	294,726

(a)	Commencement of operations

See accompanying notes to the financial statements.

PROFUNDS VP

ProFund VP Rising Rates Opportunity

Financial Highlights

Selected data for a share of beneficial interest outstanding throughout the periods indicated.

	For the year ended December 31, 2003		For the period May 1, 2002(a) through December 31, 2002
Net Asset Value, Beginning of Period	$24.32		$30.00

Investment Activities:
Net investment income (loss)	(0.23	)(b)	(0.09	)(b)
Net realized and unrealized gains (losses) on investments	(0.77)		(5.59)

Total income (loss) from investment activities	(1.00)		(5.68)

Net Asset Value, End of Period	$23.32		$24.32

Total Return	(4.11)%		(18.93	)%(c)
Ratios to Average Net Assets:
Gross expenses(d)	1.91%		2.13%
Net expenses(d)	1.91%		1.98%
Net investment income (loss)(d)	(0.94)%		(0.49)%
Supplemental Data:
Net assets, end of period (000’s)	$74,272		$7,168
Portfolio turnover rate(e)	—		—

(a)	Commencement of operations
(b)	Per share net investment income (loss) has been calculated using the daily average shares method.
(c)	Not annualized for periods less than one year.
(d)	Annualized for periods less than one year.
(e)	Portfolio turnover rate is calculated without regard to instruments (including options, swap agreements and futures contracts) having a maturity of less than one year.

See accompanying notes to the financial statements.

ProFund VP Money Market

The ProFund VP Money Market seeks, as its investment objective, a high level of current income consistent with liquidity and preservation of capital. For the year ended December 31, 2003, the Fund returned 0.12%*.

An investment in this ProFund VP is neither guaranteed nor insured by the FDIC or any other government agency. Although the ProFund VP strives to maintain the value of your investment at $1.00 per share, it is possible to lose money by investing in this ProFund VP.

* Past performance does not guarantee future results. Total return calculations assume the reinvestment of distributions and do not reflect the effect of taxes. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and net asset value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. During the period, certain fees were reduced. If such fee reductions had not occurred, the quoted performance would be lower. Performance numbers are net of all Fund expenses but do not include any insurance, sales, or administrative charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower.

The above information is not covered by the Report of Independent Auditors.

PROFUNDS VP ProFund VP Money Market	Schedule of Portfolio Investments December 31, 2003

U.S. Government Agency Obligations (4.5%)

	Principal Amount	Value
Federal Home Loan Bank, 0.50%, 01/02/04	$1,019,000	$1,018,986
Federal National Mortgage Association, 0.50%, 01/02/04	1,019,000	1,018,986

TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS (Cost $2,037,972)		2,037,972

U.S. Treasury Obligations (2.2%)
U.S. Treasury Bills, 0.50%, 01/02/04	1,019,000	1,018,986

TOTAL U.S. TREASURY OBLIGATIONS (Cost $1,018,986)		1,018,986

Repurchase Agreements (4.4%)
State Street Bank, 0.70%, 01/02/04, dated 12/31/03, with maturity value of $1,016,040 (Fully collateralized by a Federal Home Loan Mortgage Security)	1,016,000	1,016,000
UBS Bank, 0.70%, 01/02/04, dated 12/31/03, with maturity value of $1,019,040 (Fully collateralized by a Federal National Mortgage Association Security)	1,019,000	1,019,000

TOTAL REPURCHASE AGREEMENTS (Cost $2,035,000)		2,035,000

TOTAL INVESTMENT SECURITIES (Cost $5,019,958)—11.1%		5,091,958
Net other assets (liabilities)—88.9%		40,693,553

NET ASSETS—100.0%		$45,785,511

See accompanying notes to the financial statements.

PROFUNDS VP

ProFund VP Money Market

Statement of Assets and Liabilities

December 31, 2003
Assets:
Investment securities, at value (cost $3,056,958)	$3,056,958
Repurchase agreements, at cost	2,035,000

Total Investments	5,091,958
Cash	1,053
Interest receivable	40
Receivable for capital shares issued	40,742,353
Prepaid expenses	1,015

Total Assets	45,836,419

Liabilities:
Payable for capital shares redeemed	282
Advisory fees payable	9,532
Management services fees payable	1,906
Administration fees payable	961
Administrative services fees payable	653
Distribution fees payable	15,255
Other accrued expenses	22,319

Total Liabilities	50,908

Net Assets	$45,785,511

Net Assets consist of:
Capital	$45,785,512
Accumulated net realized gains (losses) on investments	(1)

Net Assets	$45,785,511

Shares of Beneficial Interest Outstanding	45,785,511

Net Asset Value (offering and redemption price per share)	$1.00

Statement of Operations

For the year ended December 31, 2003
Investment Income:
Interest	$705,234

Expenses:
Advisory fees	503,125
Management services fees	100,625
Administration fees	32,374
Transfer agency and administration service fees	56,132
Distribution fees	134,938
Custody fees	35,396
Fund accounting fees	58,320
Other fees	39,624

Total Gross Expenses before reductions	960,534
Less Expenses reduced by the Advisor	(291,646)
Less Expenses reduced by a Third Party	(47,459)

Total Net Expenses	621,429

Net Investment Income (Loss)	83,805

Change in Net Assets Resulting from Operations	$83,805

See accompanying notes to the financial statements.

PROFUNDS VP

ProFund VP Money Market

Statements of Changes in Net Assets

	For the year ended December 31, 2003	For the year ended December 31, 2002
From Investment Activities:
Operations:
Net investment income (loss)	$83,805	$137,507
Net realized gains (losses) on investments	—	(1)

Change in net assets resulting from operations	83,805	137,506

Distributions to Shareholders From:
Net investment income	(83,805)	(137,507)

Change in net assets resulting from distributions	(83,805)	(137,507)

Capital Transactions:
Proceeds from shares issued	1,322,225,583	6,444,480,897
Dividends reinvested	83,805	138,140
Cost of shares redeemed	(1,345,702,885)	(6,436,419,682)

Change in net assets resulting from capital transactions	(23,393,497)	8,199,355

Change in net assets	(23,393,497)	8,199,354
Net Assets:
Beginning of period	69,179,008	60,979,654

End of period	$45,785,511	$69,179,008

Share Transactions:
Issued	1,322,225,583	6,444,480,897
Reinvested	83,805	138,313
Redeemed	(1,345,703,126)	(6,436,419,615)

Change in shares	(23,393,738)	8,199,595

See accompanying notes to the financial statements.

PROFUNDS VP

ProFund VP Money Market

Financial Highlights

Selected data for a share of beneficial interest outstanding throughout the periods indicated.

	For the year ended December 31, 2003	For the year ended December 31, 2002	For the period October 29, 2001(a) through December 31, 2001
Net Asset Value, Beginning of Period	$1.000	$1.000	$1.000

Investment Activities:
Net investment income (loss)	0.001	0.002	0.001

Distributions to Shareholders From:
Net investment income	(0.001)	(0.002)	(0.001)

Net Asset Value, End of Period	$1.000	$1.000	$1.000

Total Return	0.12%	0.21%	0.08	%(b)
Ratios to Average Net Assets:
Gross expenses(c)	1.43%	1.51%	1.60%
Net expenses(c)	0.93%	1.32%	1.60%
Net investment income (loss)(c)	0.12%	0.22%	0.27%
Supplemental Data:
Net assets, end of period (000's)	$45,786	$69,179	$60,980

(a)	Commencement of operations
(b)	Not annualized for periods less than a year.
(c)	Annualized for periods less than a year.

See accompanying notes to the financial statements.

PROFUNDS VP

Notes to Financial Statements

December 31, 2003

1.	Organization

ProFunds (the “Trust”) is registered as an open-end investment company under the Investment Company Act of 1940 (the “1940 Act”). The Trust was organized as a Delaware business trust (now referred to as a Delaware statutory trust) on April 17, 1997 and has authorized capital of unlimited shares of beneficial interest of no par value which may be issued in more than one class or series. ProFund Advisors LLC (the “Advisor”) serves as the investment advisor for each of the ProFunds. BISYS Fund Services Limited Partnership (“BISYS”), a wholly owned subsidiary of The BISYS Group, Inc., acts as the Trust’s administrator (the “Administrator”). These accompanying financial statements relate to the following portfolios of the Trust: ProFund VP Bull, ProFund VP Small-Cap, ProFund VP OTC, ProFund VP Mid-Cap Value, ProFund VP Mid-Cap Growth, ProFund VP Small-Cap Value, ProFund VP Small-Cap Growth, ProFund VP Asia 30, ProFund VP Europe 30, ProFund VP Japan, ProFund VP UltraBull, ProFund VP UltraMid-Cap, ProFund VP UltraSmall-Cap, ProFund VP UltraOTC, ProFund VP Bear, ProFund VP Short Small-Cap, ProFund VP Short OTC, ProFund VP Banks, ProFund VP Basic Materials, ProFund VP Biotechnology, ProFund VP Consumer Cyclical, ProFund VP Consumer Non-Cyclical, ProFund VP Energy, ProFund VP Financial, ProFund VP Healthcare, ProFund VP Industrial, ProFund VP Internet, ProFund VP Pharmaceuticals, ProFund VP Precious Metals, ProFund VP Real Estate, ProFund VP Semiconductor, ProFund VP Technology, ProFund VP Telecommunications, ProFund VP Utilities, ProFund VP U.S. Government Plus, ProFund VP Rising Rates Opportunity and ProFund VP Money Market (collectively, the “ProFunds VP” and individually, a “ProFund VP”). Each ProFund VP, excluding the ProFund VP Money Market, is a “non-diversified” series of the Trust pursuant to the 1940 Act.

2.	Significant Accounting Policies

The following is a summary of significant accounting policies followed by each ProFund VP in preparation of its financial statements. These policies are in conformity with accounting principles generally accepted in the United States of America. The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. The actual results could differ from those estimates.

Security Valuation

The securities in the portfolio of a ProFund VP (other than the ProFund VP Money Market), except as otherwise noted, that are listed or traded on a stock exchange or the NASDAQ National Market System (“NASDAQ/NMS”), are valued at the closing price, if available, on the exchange or market where the security is principally traded. Prices are provided by a third party pricing service. With respect to securities traded on the NASDAQ/NMS, such closing price shall be the Nasdaq Official Closing Price (“NOCP”). If there have been no sales for that day on the exchange or system where the security is principally traded, then the value may be determined with reference to the last sale price, or the NOCP, if applicable, on any other exchange or system. If there have been no sales for that day on any exchange or system, a security may be valued at the mean between the closing bid and asked quotes on the exchange or system where the security is principally traded, or at the NOCP, if applicable, or at some other price that the Advisor deems appropriate. Securities regularly traded in the over-the-counter (“OTC”) markets (other than the NASDAQ/NMS) are valued on the basis of the mean between the bid and asked quotes based upon quotes furnished by primary market makers for those instruments. Short-term debt securities maturing in sixty days or less are generally valued at amortized cost, which approximates market value. For the ProFund VP Money Market, investments are valued at amortized cost, in accordance with Rule 2a-7 of the Investment Company Act of 1940, which approximates market value.

For the ProFunds VP (other than the ProFund VP Money Market), futures contracts and options on securities, indices and futures contracts are generally valued at their last sale price prior to the time at which the net asset value per share of a class of shares of a ProFund VP is determined. If there was no sale on that day, exchange-traded options will be valued at the last bid quote, options traded in the OTC market will be valued at the average of the last bid quotes as obtained from two or more dealers (unless there is only one dealer, in which case that dealer’s quote is used), and futures contracts will be valued at their last sale price prior to that time at which the ProFund VP determines its net asset value unless there was no sale on that day, in which case the value of a futures contract purchased by a ProFund VP will be valued at the last bid quote (if purchased by a ProFund VP) or the last asked quote (if sold by a ProFund VP). Valuation of certain derivatives is performed using procedures approved by the Trust’s Board of Trustees.

When the Advisor determines that the price of a security is not readily available, it may in good faith, establish a fair value for that security in accordance with procedures established by and under the general supervision and responsibility of the Trust’s Board of Trustees.

Repurchase Agreements

Under a repurchase agreement, a ProFund VP purchases a debt security and simultaneously agrees to sell the security back to the seller at a mutually agreed-upon future price and date, normally one day or a few days later. The resale price is greater than the purchase price, reflecting an agreed-upon market interest rate during the purchaser’s holding period. While the maturities of the underlying securities in repurchase transactions may be more than one year, the term of each repurchase agreement will always be less than one year. A ProFund VP will enter into repurchase agreements only with large, well-capitalized and well-established financial institutions. The creditworthiness of each of the firms which is a party to a repurchase agreement with any of the ProFunds VP.

PROFUNDS VP

Notes to Financial Statements (continued)

December 31, 2003

The ProFunds VP require that the securities received as collateral in a repurchase agreement transaction be transferred to the custodian in a manner sufficient to enable the ProFund VP to obtain those securities in the event of a counterparty default. The seller, under the repurchase agreement, is required to maintain the value of the securities held at not less than the repurchase price, including accrued interest. In the event of a default or bankruptcy by a selling financial institution, a ProFund VP will seek to liquidate such collateral which could involve certain costs or delays and, to the extent that proceeds from any sale upon a default of the obligation to repurchase were less than the repurchase price, the ProFund VP could suffer a loss.

Short Sales

The ProFunds VP (other than the ProFund VP Money Market) may engage in short sales. When a ProFund VP engages in a short sale, the ProFund VP records a liability for securities sold short and records an asset equal to the proceeds received. The amount of the liability is subsequently marked to market to reflect the market value of the securities sold short. The ProFund VP may also incur dividend expense if a security that has been sold short declares a dividend. The ProFund VP maintains a segregated account of securities as collateral for outstanding short sales. The ProFund VP is exposed to market risk based on the amount, if any, that the market value of the securities sold short exceeds the proceeds received.

Short sales involve elements of market risk and exposure to loss in excess of the amounts reflected on the Statement of Assets and Liabilities. This risk is potentially unlimited, as a ProFund VP that sells a security short without hedging will be exposed to any market value increase in the security sold short.

Futures Contracts

The ProFunds VP (other than the ProFund VP Money Market) may purchase or sell stock index futures contracts and options thereon as a substitute for a comparable market position in the underlying securities or to satisfy regulatory requirements. A futures contract generally obligates the seller to deliver (and the purchaser to take delivery of) the specified commodity on the expiration date of the contract. A stock index futures contract obligates the seller to deliver (and the purchaser to take) an amount of cash equal to a specific dollar amount multiplied by the difference between the final settlement price of a specific stock index futures contract and the price at which the agreement is made. No physical delivery of the underlying stocks in the index is made. Futures contracts may also be closed by entering into an offsetting transaction offset prior to settlement. Upon entering into a contract, the ProFund VP is required to deposit and maintain as collateral such initial margin as required by the exchange on which the transaction is effected. A portion of the initial margin is reflected on the Statement of Assets and Liabilities as segregated cash balances with brokers for futures contracts and is restricted as to its use. Pursuant to the contract, the ProFund VP agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the ProFund VP as unrealized gains or losses. The ProFund VP will realize a gain or loss upon closing of a futures transaction.

Futures contracts involve, to varying degrees, elements of market risk and exposure to loss in excess of the amount reflected in the Statement of Assets and Liabilities. The face or contract amounts reflect the extent of the total exposure each ProFund VP has in the particular classes of instruments. The primary risks associated with the use of futures contracts are imperfect correlation between movements in the price of the futures and the market value of the underlying securities and the possibility of an illiquid market for a futures contract.

Index Options and Options on Futures Contracts

The ProFunds VP (other than the ProFund VP Money Market) may purchase and write options on stock indexes to create investment exposure consistent with their investment objectives, hedge or limit the exposure of their positions and create synthetic money market positions. A stock index fluctuates with changes in the market values of the stocks included in the index. Options on stock indexes give the holder the right to receive an amount of cash upon exercise of the option. Receipt of this cash amount will depend upon the closing level of the stock index upon which the option is based being greater than (in the case of a call) or less than (in the case of a put) the exercise price of the option. The amount of cash received, if any, will be the difference between the closing price of the index and the exercise price of the option multiplied by a specified dollar multiple. All settlements of index options transactions are in cash. Put and call options purchased are accounted for in the same manner as portfolio securities. For options on futures contracts, the cost of securities acquired through the exercise of call options is increased by the premiums paid. The proceeds from securities sold through the exercise of put options are decreased by the premiums paid. Options are valued daily and unrealized appreciation or depreciation is recorded. The ProFund VP will realize a gain or loss upon the expiration or closing of the option transaction.

Index options and options on futures contracts are subject to substantial risks. The primary risks include the risk of imperfect correlation between the option price and the value of the underlying securities composing the stock index selected and the possibility of an illiquid market for the options or the inability of counterparties to perform.

PROFUNDS VP

Notes to Financial Statements (continued)

December 31, 2003

Swap Agreements

The ProFunds VP (other than the ProFund VP Money Market) may enter into total return swap agreements for purposes of pursuing their investment objectives or as a substitute for investing directly in securities, or to manage exposure to a market or security. Swap agreements are two-party contracts for periods ranging from a day to more than one year. In a standard “swap” transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. The amount to be exchanged or “swapped” between the parties is calculated with respect to a “notional amount,” e.g., the return on or increase in value of a particular dollar amount invested in a “basket” of securities. Most swap agreements entered into by the ProFunds VP calculate the obligations of the parties to the agreement on a “net basis”. Consequently, a ProFund VP’s current obligations (or rights) under a swap agreement will generally be equal only to the net amount to be paid or received under the contract based on the relative values of such obligations (or rights) (the “net amount”). A ProFund VP’s current obligations under a swap agreement are accrued daily (offset against any amounts owing to the ProFund VP) and any accrued but unpaid net amounts owed to a swap counterparty are covered by segregated assets.

In a “long” swap agreement, the counterparty will generally agree to pay the ProFund VP the amount, if any, by which the notional amount of the swap agreement would have increased in value had it been invested in the particular instruments, plus the dividends or interest that would have been received on those instruments. The ProFund VP will agree to pay to the counterparty a floating rate of interest on the notional amount of the swap agreement plus the amount, if any, by which the notional amount would have decreased in value had it been invested in such instruments plus, in certain instances, commissions or trading spreads on the notional amount. Therefore, the return to the ProFund VP on a long swap agreement should be the gain or loss on the notional amount plus dividends or interest on the instruments less the interest paid by the ProFund VP on the notional amount. Payments may be made at the conclusion of a swap agreement or periodically during its term. Swap agreements do not involve the delivery of securities or other underlying instruments. The net amount of the excess, if any, of a ProFund VP’s obligations over its entitlements with respect to each equity swap is accrued on a daily basis and an amount of cash or liquid assets, having an aggregate net asset value at least equal to such accrued excess is maintained in a segregated account by a ProFund VP’s custodian. Until a swap agreement is settled in cash, the gain or loss on the notional amount plus dividends on the stocks less the interest paid by the ProFund VP on the notional amount is recorded as “unrealized gains or losses on swap agreements” and when cash is exchanged, the gain or loss realized is recorded as “realized gains or losses on swap agreements”. Swap agreements are collateralized by the securities and cash of each particular ProFund VP.

The ProFunds VP may enter into swap agreements that provide the opposite return of their benchmark index (“short” the index or security). Their operations is similar to that of the swaps disclosed above except that the counterparty pays interest to the ProFund on the notional amount outstanding and that dividends or interest on the underlying instruments of the index reduce the value of the swap plus, in certain instances, the ProFund VP will agree to pay to the counterparty commissions or trading spreads on the notional amount. These amounts are netted with any unrealized appreciation or depreciation to determine the value of the swap.

Swap agreements involve, to varying degrees, elements of market risk and exposure to loss in excess of the amount reflected in the Statement of Assets and Liabilities. The notional amounts reflect the extent of the total investment exposure each ProFund VP has in under the swap agreement. The primary risks associated with the use of swap agreements are imperfect correlation between movements in the notional amount and the price of the underlying instruments and the inability of counterparties to perform. A ProFund VP bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty.

Securities Transactions and Related Income

Securities transactions are accounted for on the date the security is purchased or sold (trade date). Interest income is recognized on the accrual basis and includes, where applicable, the amortization of premium or discount. Dividend income is recorded on the ex-dividend date. Gains or losses realized on sales of securities are determined by comparing the identified cost of the security lot sold with the net sales proceeds.

Expenses

Expenses directly attributable to a ProFund VP are charged to the ProFund VP, while expenses which are attributable to more than one ProFund are allocated among the respective ProFunds based upon relative net assets or another appropriate basis.

Distributions to Shareholders

Each of the ProFunds VP (except ProFund VP Real Estate, ProFund VP U.S. Government Plus and ProFund VP Money Market) intends to declare and distribute net investment income at least annually. ProFund VP Real Estate declares and pays dividends from net investment income quarterly. ProFund VP U.S. Government Plus and ProFund VP Money Market declare dividends from net investment income daily and pay dividends on a monthly basis. Net realized capital gains, if any, will be distributed annually.

PROFUNDS VP

Notes to Financial Statements (continued)

December 31, 2003

The amount of distributions from net investment income and net realized gains are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles. These “book/tax” differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences do not require a reclassification.

Federal Income Taxes

Each of the ProFunds VP intends to qualify each year as a regulated investment company (a “RIC”) under Subchapter M of the Internal Revenue Code of 1986, as amended. A RIC generally is not subject to federal income tax on income and gains distributed in a timely manner to its shareholders. The ProFunds VP intend to make timely distributions in order to avoid tax liability.

3.	Fees and Transactions with Affiliates and other Service Providers

The ProFunds VP have entered into an Investment Advisory Agreement with the Advisor. Under this agreement, the ProFunds VP (except the ProFund VP U.S. Government Plus) each pay the Advisor a fee at an annualized rate, based on the average daily net assets of each respective ProFund VP of 0.75%. The ProFund VP U.S. Government Plus pays the Advisor a fee at an annualized rate, based on the average daily net assets, of 0.50%.

For its services as Administrator, the Trust paid BISYS an annual fee based on the following schedule of average net assets: 0.05% of average net assets from $0 to $2 billion, 0.04% on the next $3 billion of average net assets, 0.03% on the next $5 billion of average net assets, and 0.02% of average net assets over $10 billion. BISYS Fund Services, Inc., also an affiliate of BISYS, acts as transfer agent and fund accounting agent for the ProFunds VP for which it receives additional fees.

ProFund Advisors LLC, pursuant to a separate Management Services Agreement, performs certain client support services and other administrative services on behalf of the ProFunds VP. For these services, each ProFund VP pays the Advisor a fee at the annual rate of 0.15% of its average daily net assets.

Under a distribution plan adopted by the Board of Trustees, each ProFund VP may pay financial intermediaries an annual fee of up to 0.25% of its average daily net assets as reimbursement or compensation for providing or procuring a variety of services relating to the promotion, sale and servicing of shares of the ProFund VP.

The Trust, on behalf of the ProFunds VP, has entered into administrative services agreements with insurance companies pursuant to which the insurance companies will provide administrative services with respect to the ProFunds VP. For these services, the Trust may pay the insurance companies administrative services fees.

Certain Officers and a Trustee of the Trust are affiliated with the Advisor or the Administrator. Such Officers and Trustee receive no compensation from the ProFunds VP for serving in their respective roles. Each of the two Non-Interested Trustee were compensated $10,500 ($21,000 total) in meeting and retainer fees during the year ended December 31, 2003.

The Advisor has contractually agreed to waive advisory and management services fees, and if necessary, reimburse certain other expenses of each ProFund VP for the year ending December 31, 2003 in order to limit the annual operating expenses to an annualized rate of 1.98% of the average daily net assets of each ProFund VP (except ProFund VP UltraBull, ProFund VP UltraOTC, ProFund VP U.S. Government Plus and ProFund VP Money Market). ProFund VP UltraBull’s operating expenses are limited to an annualized rate of 1.85% of its average daily net assets. ProFund VP UltraOTC’s operating expenses are limited to an annualized rate of 1.95% of its average daily net assets. ProFund VP U.S. Government Plus’s operating expenses are limited to an annualized rate of 1.73% of its average daily net assets. ProFund VP Money Market’s operating expenses are limited to an annualized rate of 1.35% of its average daily net assets.

PROFUNDS VP

Notes to Financial Statements (continued)

December 31, 2003

The Advisor may recoup the advisory and management services fees waived or limited and other expenses reimbursed by it within three years from the fiscal year in which they were taken. Such repayments shall be made monthly, but only to the extent that such repayments would not cause annualized operating expenses of the ProFund VP to exceed any expense limitation in place at that time. The Advisor voluntarily waived additional fees during the year ended December 31, 2003. As of December 31, 2003, the reimbursement that may potentially be made by the ProFunds VP are as follows:

	Expires 2005	Expires 2006
ProFund VP OTC	$27,011	$—
ProFund VP Mid-Cap Value	22,991	22,653
ProFund VP Mid-Cap Growth	16,477	12,408
ProFund VP Small-Cap Value	35,305	39,355
ProFund VP Small-Cap Growth	20,779	11,298
ProFund VP Asia 30	2,486	—
ProFund VP Europe 30	21,392	—
ProFund VP Japan	2,285	—
ProFund VP UltraBull	78,953	86,758
ProFund VP UltraMid-Cap	25,730	23,577
ProFund VP UltraSmall-Cap	71,489	13,141
ProFund VP UltraOTC	57,524	15,761
ProFund VP Bear	39,311	—
ProFund VP Short Small-Cap	—	6,500
ProFund VP Short OTC	—	2,551
ProFund VP Banks	9,952	17,661
ProFund VP Basic Materials	6,747	5,479
ProFund VP Biotechnology	35,143	14,716
ProFund VP Consumer Cyclical	10,219	14,852
ProFund VP Consumer Non-Cyclical	8,221	13,147
ProFund VP Energy	34,061	16,395
ProFund VP Financial	37,969	14,901
ProFund VP Healthcare	35,804	12,012
ProFund VP Industrial	5,769	9,619
ProFund VP Internet	3,895	5,882
ProFund VP Pharmaceuticals	5,743	5,650
ProFund VP Precious Metals	—	742
ProFund VP Real Estate	52,569	10,737
ProFund VP Semiconductor	10,634	9,588
ProFund VP Technology	34,449	—
ProFund VP Telecommunications	14,827	6,096
ProFund VP Utilities	36,094	15,202
ProFund VP U.S. Government Plus	—	5,184
ProFund VP Rising Rates Opportunity	7,932	—
ProFund VP Money Market	—	7,448

PROFUNDS VP

Notes to Financial Statements (continued)

December 31, 2003

4.	Securities Transactions

The cost of security purchases and the proceeds from the sale of securities (excluding securities maturing less than one year from acquisition) during the year ended December 31, 2003 were as follows:

	Purchases	Sales
ProFund VP Bull	$404,580,086	$352,013,028
ProFund VP Small-Cap	123,588,553	66,574,282
ProFund VP OTC	590,711,523	557,295,013
ProFund VP Mid-Cap Value	309,792,895	279,313,861
ProFund VP Mid-Cap Growth	247,041,356	223,370,383
ProFund VP Small-Cap Value	519,197,850	412,970,506
ProFund VP Small-Cap Growth	646,360,808	522,640,239
ProFund VP Asia 30	203,200,339	180,657,014
ProFund VP Europe 30	322,865,821	235,133,751
ProFund VP UltraBull	376,319,442	363,163,155
ProFund VP UltraMid-Cap	182,138,879	171,328,083
ProFund VP UltraSmall-Cap	218,948,709	180,835,413
ProFund VP UltraOTC	424,923,400	397,663,651
ProFund VP Banks	82,588,340	83,180,973
ProFund VP Basic Materials	162,016,871	118,800,446
ProFund VP Biotechnology	173,569,997	181,906,176
ProFund VP Consumer Cyclical	86,046,368	86,809,869
ProFund VP Consumer Non-Cyclical	67,318,413	70,166,169
ProFund VP Energy	168,869,127	153,638,826
ProFund VP Financial	113,465,581	108,740,233
ProFund VP Healthcare	178,682,983	169,361,615
ProFund VP Industrial	72,217,227	62,768,439
ProFund VP Internet	141,964,164	164,850,922
ProFund VP Pharmaceuticals	139,607,445	132,450,297
ProFund VP Real Estate	267,692,245	254,050,537
ProFund VP Semiconductor	170,177,169	163,231,343
ProFund VP Technology	148,802,988	137,389,833
ProFund VP Telecommunications	93,449,829	103,324,757
ProFund VP Utilities	210,812,108	216,771,448
ProFund VP U.S. Government Plus	57,760,113	60,986,298

5.	Concentration Risk

Each Sector ProFund VP may maintain exposure to issuers conducting business in a specific market sector. These ProFunds VP are subject to the risk that those issuers (or that market sector or industry) will perform poorly, and the ProFunds VP will be negatively impacted by that poor performance. Each of ProFund VP Asia 30, ProFund VP Short OTC, ProFund VP U.S. Government Plus and ProFund VP Rising Rates Opportunity may concentrate its investments in a particular industry or group of industries to approximately the same extent as its benchmark index or security is so concentrated.

PROFUNDS VP

Notes to Financial Statements (continued)

December 31, 2003

6.	Federal Income Tax Information

As of the latest tax year end of December 31, 2003, the following ProFunds VP had net capital loss carryforwards to offset future net capital gains, if any, to the extent provided by the Treasury regulations. To the extent that these carryforwards are used to offset future capital gains, it is probable that the gains so offset will not be distributed to shareholders:

	Expires 2010	Expires 2011	Total
ProFund VP Bear	$—	$24,085,413	$24,085,413
ProFund VP Short Small-Cap	678,535	774,872	1,453,407
ProFund VP Short OTC	—	15,295,243	15,295,243
ProFund VP Healthcare	—	1,381,236	1,381,236
ProFund VP Pharmaceuticals	—	707,889	707,889
ProFund VP U.S. Government Plus	—	1,671,792	1,671,792
ProFund VP Rising Rates Opportunity	—	1,935,661	1,935,661

As of the latest tax year end of December 31, 2003, the following ProFunds VP had additional net capital loss carryforwards, subject to certain limitations on availability, to offset future net capital gains, if any, as the successor of a merger. To the extent that these carryovers are used to offset future capital gains, it is probable that the gains so offset will not be distributed to shareholders:

	Expires 2008	Expires 2009	Expires 2010	Expires 2011	Total
ProFund VP Bull	$—	$173,736	$1,707,847	$2,570,146	$4,451,729
ProFund VP OTC	—	3,644,776	15,941,603	1,424,903	21,011,282
ProFund VP Mid-Cap Value	—	—	204,315	2,003,823	2,208,138
ProFund VP Small-Cap Value	—	—	109,696	855,796	965,492
ProFund VP Asia 30	—	—	27,986	341,394	369,380
ProFund VP Europe 30	7,828,365	10,516,081	5,807,241	3,450,241	27,601,928
ProFund VP Japan	—	—	620,589	92,208	712,797
ProFund VP UltraBull	—	8,540,781	4,956,130	1,935,011	15,431,922
ProFund VP UltraMid-Cap	—	—	2,140,603	309,480	2,450,083
ProFund VP UltraSmall-Cap	7,664,872	1,543,341	1,543,341	567,511	11,319,065
ProFund VP UltraOTC	10,256,665	2,051,333	2,051,333	2,051,333	16,410,664
ProFund VP Bear	—	1,611,372	—	4,317,522	5,928,894
ProFund VP Short OTC	—	—	2,768,700	4,652,572	7,421,272
ProFund VP Banks	—	—	1,338,047	558,959	1,897,006
ProFund VP Basic Materials	—	—	878,920	125,560	1,004,480
ProFund VP Biotechnology	—	—	9,456,349	1,350,907	10,807,256
ProFund VP Consumer Cyclical	—	—	1,163,216	40,662	1,203,878
ProFund VP Consumer Non-Cyclical	—	—	1,055,432	150,776	1,206,208
ProFund VP Energy	—	1,407,170	2,141,711	506,983	4,055,864
ProFund VP Financial	—	58,139	3,181,447	900,139	4,139,725
ProFund VP Healthcare	—	892,521	4,292,207	680,216	5,864,944
ProFund VP Industrial	—	—	270,507	44,059	314,566
ProFund VP Pharmaceuticals	—	—	—	781,716	781,716
ProFund VP Precious Metals	—	—	5,473,596	794,536	6,268,132
ProFund VP Real Estate	—	1,884,982	2,428,236	616,174	4,929,392
ProFund VP Semiconductor	—	—	1,540,466	220,307	1,760,773
ProFund VP Technology	—	1,358,736	2,609,011	186,109	4,153,856
ProFund VP Telecommunications	—	2,176,462	494,206	381,524	3,052,192
ProFund VP Utilities	—	2,100,378	3,019,373	731,393	5,851,144
ProFund VP U.S. Government Plus	—	—	—	2,657,079	2,657,079
ProFund VP Rising Rates Opportunity	—	—	2,463,746	26,871	2,490,617
ProFund VP Money Market	—	—	1	—	1

PROFUNDS VP

Notes to Financial Statements (continued)

December 31, 2003

The tax characteristics of dividends paid to shareholders during the fiscal year ended December 31, 2003, were as follows:

	Distributions paid from

	Ordinary Income	Tax Return of Capital	Total Distributions Paid
ProFund VP Mid-Cap Growth	$122,706	$—	$122,706
ProFund VP Asia 30	17,570	—	17,570
ProFund VP Europe 30	130,122	—	130,122
ProFund VP Short OTC	266,897	—	266,897
ProFund VP Banks	85,845	—	85,845
ProFund VP Basic Materials	40,448	—	40,448
ProFund VP Consumer Non-Cyclical	19,148	—	19,148
ProFund VP Financial	28,561	—	28,561
ProFund VP Internet	153,596	—	153,596
ProFund VP Pharmaceuticals	550,262	—	550,262
ProFund VP Real Estate	460,558	—	460,558
ProFund VP Utilities	429,358	—	429,358
ProFund VP U.S. Government Plus	4,059,176	2,138,536	6,197,712
ProFund VP Money Market	83,805	—	83,805

The tax characteristics of dividends paid to shareholders during the fiscal year ended December 31, 2002, were as follows:

	Distributions paid from

	Ordinary Income	Tax Return of Capital	Total Distributions Paid
ProFund VP Bear	$163,471	$—	$163,471
ProFund VP Biotechnology	225,790	—	225,790
ProFund VP Real Estate	1,644,743	275,790	1,920,533
ProFund VP U.S. Government Plus	1,531,855	—	1,531,855
ProFund VP Money Market	145,534	—	145,534

PROFUNDS VP

Notes to Financial Statements (continued)

December 31, 2003

As of December 31, 2003, the components of accumulated earnings (deficit) on a tax basis were as follows:

	Undistributed Ordinary Income	Undistributed Long Term Capital Gains	Distributions Payable	Accumulated Capital and Other Losses	Unrealized Appreciation (Depreciation)	Total Accumulated Earnings (Deficit)
ProFund VP Bull	$4,136,929	$542,309	$—	$(4,451,729)	$10,081,705	$10,309,214
ProFund VP Small-Cap	—	3,376,608	—	—	7,459,824	10,836,432
ProFund VP OTC	2,022,500	2,138,655	—	(21,011,282)	13,012,735	(3,837,392)
ProFund VP Mid-Cap Value	3,222,250	283,369	—	(2,208,138)	2,302,394	3,599,875
ProFund VP Mid-Cap Growth	1,390,157	—	—	—	4,012,693	5,402,850
ProFund VP Small-Cap Value	3,596,299	246,887	—	(965,492)	4,985,467	7,863,161
ProFund VP Small-Cap Growth	7,226,561	227,144	—	—	4,743,376	12,197,081
ProFund VP Asia 30	1,145,749	21,679	—	(369,380)	5,335,289	6,133,337
ProFund VP Europe 30	849,432	452,123	—	(27,601,928)	14,926,219	(11,374,154)
ProFund VP Japan	1,202,303	583,291	—	(712,797)	(2)	1,072,795
ProFund VP UltraBull	6,190,346	5,272,414	—	(15,431,922)	(224,286)	(4,193,448)
ProFund VP UltraMid-Cap	7,724,896	316,616	—	(2,450,083)	2,384,565	7,975,994
ProFund VP UltraSmall-Cap	23,048,622	6,701,259	—	(11,319,065)	2,784,166	21,214,982
ProFund VP UltraOTC	5,484,389	14,838,535	—	(16,410,664)	(40,574,334)	(36,662,074)
ProFund VP Bear	—	—		(30,014,307)	(639,993)	(30,654,300)
ProFund VP Short Small-Cap	—	—	—	(1,453,407)	(580)	(1,453,987)
ProFund VP Short OTC	—	—	—	(22,716,515)	(320,035)	(23,036,550)
ProFund VP Banks	72,674	—	—	(1,897,006)	121,493	(1,702,839)
ProFund VP Basic Materials	669,255	67,271	—	(1,004,480)	3,443,824	3,175,870
ProFund VP Biotechnology	705,529	2,330,630	—	(10,807,256)	15,990	(7,755,107)
ProFund VP Consumer Cyclical	—	—	—	(1,203,878)	259,291	(944,587)
ProFund VP Consumer Non-Cyclical	200,388	188,984	—	(1,206,208)	208,970	(607,866)
ProFund VP Energy	23,892	15,248	—	(4,055,864)	(2,499,946)	(6,516,670)
ProFund VP Financial	80,498	—	—	(4,139,725)	1,575,725	(2,483,502)
ProFund VP Healthcare	—	—	—	(7,246,180)	987,125	(6,259,055)
ProFund VP Industrial	635,419	—	—	(314,566)	397,368	718,221
ProFund VP Internet	7,402,798	—	—	—	4,350,105	11,752,903
ProFund VP Pharmaceuticals	—	—	—	(1,489,605)	(651,482)	(2,141,087)
ProFund VP Precious Metals	19,257,116	—	—	(6,268,132)	(898,495)	12,090,489
ProFund VP Real Estate	605,964	—	—	(4,929,392)	4,025,914	(297,514)
ProFund VP Semiconductor	1,025,359	65,114	—	(1,760,773)	1,682,513	1,012,213
ProFund VP Technology	139,045	199,486	—	(4,153,856)	(1,750,706)	(5,566,031)
ProFund VP Telecommunications	755,367	—	—	(3,052,192)	(475,919)	(2,772,744)
ProFund VP Utilities	464,231	732,144	—	(5,851,144)	207,404	(4,447,365)
ProFund VP U.S. Government Plus	—	—	—	(4,328,872)	136,052	(4,192,820)
ProFund VP Rising Rates Opportunity	—	—	—	(4,426,278)	363,847	(4,062,431)
ProFund VP Money Market	—	—	—	(1)	—	(1)

PROFUNDS VP

Notes to Financial Statements (continued)

December 31, 2003

As of December 31, 2003, the cost of securities for federal income tax purposes, the aggregate gross unrealized appreciation for all securities for which there was an excess of value over tax cost and the aggregate gross unrealized depreciation for all securities for which there was an excess of tax cost over value were as follows:

	Tax Cost	Tax Unrealized Appreciation	Tax Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
ProFund VP Bull	$203,228,905	$10,240,618	$(158,913)	$10,081,705
ProFund VP Small-Cap	122,587,143	9,709,700	(2,249,876)	7,459,824
ProFund VP OTC	140,303,677	13,274,972	(262,237)	13,012,735
ProFund VP Mid-Cap Value	48,352,607	2,400,668	(98,274)	2,302,394
ProFund VP Mid-Cap Growth	42,545,857	4,171,639	(158,946)	4,012,693
ProFund VP Small-Cap Value	142,210,388	5,634,756	(649,289)	4,985,467
ProFund VP Small-Cap Growth	148,795,194	5,449,156	(705,780)	4,743,376
ProFund VP Asia 30	43,829,503	5,676,595	(341,306)	5,335,289
ProFund VP Europe 30	127,622,384	14,972,963	(46,744)	14,926,219
ProFund VP Japan	23,483,809	—	(2)	(2)
ProFund VP UltraBull	62,686,005	—	(676,040)	(676,040)
ProFund VP UltraMid-Cap	37,872,950	1,896,597	(21,141)	1,875,456
ProFund VP UltraSmall-Cap	91,147,973	2,671,197	(209,058)	2,462,139
ProFund VP UltraOTC	153,225,284	—	(42,445,958)	(42,445,958)
ProFund VP Bear	52,167,190	—	—	—
ProFund VP Short Small-Cap	121,069	1	—	1
ProFund VP Short OTC	25,816,967	—	—	—
ProFund VP Banks	5,652,224	121,963	(470)	121,493
ProFund VP Basic Materials	47,517,216	3,472,738	(28,915)	3,443,823
ProFund VP Biotechnology	12,818,129	22,565	(6,515)	16,050
ProFund VP Consumer Cyclical	3,541,115	261,483	(2,192)	259,291
ProFund VP Consumer Non-Cyclical	2,231,730	210,509	(1,539)	208,970
ProFund VP Energy	40,572,924	—	(2,499,679)	(2,499,679)
ProFund VP Financial	19,563,861	1,580,590	(4,865)	1,575,725
ProFund VP Healthcare	24,351,883	1,006,238	(19,113)	987,125
ProFund VP Industrial	11,444,913	400,945	(3,577)	397,368
ProFund VP Internet	10,426,404	4,351,665	(1,560)	4,350,105
ProFund VP Pharmaceuticals	9,768,045	—	(650,514)	(650,514)
ProFund VP Precious Metals	73,756,385	—	—	—
ProFund VP Real Estate	35,571,738	4,050,100	(24,186)	4,025,914
ProFund VP Semiconductor	13,580,013	1,698,323	(15,683)	1,682,640
ProFund VP Technology	32,680,555	—	(1,750,706)	(1,750,706)
ProFund VP Telecommunications	6,318,252	—	(475,843)	(475,843)
ProFund VP Utilities	22,622,340	210,576	(3,172)	207,404
ProFund VP U.S. Government Plus	36,905,692	274,540	(6,683)	267,857
ProFund VP Rising Rates Opportunity	76,041,118	—	(1)	(1)
ProFund VP Money Market	5,091,958	—	—	—

Report of Independent Auditors

To the Board of Trustees and Shareholders of ProFunds

In our opinion, the accompanying statements of assets and liabilities, including the schedules of portfolio investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of ProFund VP Bull, ProFund VP Small-Cap, ProFund VP OTC, ProFund VP Mid-Cap Value, ProFund VP Mid-Cap Growth, ProFund VP Small-Cap Value, ProFund VP Small-Cap Growth, ProFund VP Asia 30, ProFund VP Europe 30, ProFund VP Japan, ProFund VP UltraBull, ProFund VP UltraMid-Cap, ProFund VP UltraSmall-Cap, ProFund VP UltraOTC, ProFund VP Bear, ProFund VP Short Small-Cap, ProFund VP Short OTC, ProFund VP Banks, ProFund VP Basic Materials, ProFund VP Biotechnology, ProFund VP Consumer Cyclical, ProFund VP Consumer Non-Cyclical, ProFund VP Energy, ProFund VP Financial, ProFund VP Healthcare, ProFund VP Industrial, ProFund VP Internet, ProFund VP Pharmaceuticals, ProFund VP Precious Metals, ProFund VP Real Estate, ProFund VP Semiconductor, ProFund VP Technology, ProFund VP Telecommunications, ProFund VP Utilities, ProFund VP U.S. Government Plus, ProFund VP Rising Rates Opportunity and ProFund VP Money Market (separate Funds of ProFunds, hereafter referred to as the “Funds”) at December 31, 2003, the results of each of their operations for the year then ended, the changes in their net assets and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2003 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

February 17, 2004

Columbus, Ohio

Trustees and Officers of ProFunds

Name, Address and Birth Date	Position(s) Held with the Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Non-Interested Trustees
Russell S. Reynolds, III c/o ProFunds 7501 Wisconsin Avenue, Suite 1000 Bethesda, MD 20814 Birth Date: 7/21/57	Trustee	Indefinite: 10/97 to present	Directorship Search Group, Inc. (Executive Recruitment): Managing Director [March 1993 to present]	77	Directorship Search Group, Inc.

Michael C. Wachs c/o ProFunds 7501 Wisconsin Avenue, Suite 1000 Bethesda, MD 20814 Birth Date: 10/21/61	Trustee	Indefinite: 10/97 to present	AMC Delancey Group, Inc. (Real Estate Development): Vice President [January 2001 to present]; Delancey Investment Group, Inc. (Real Estate Development): Vice President [May 1996 to December 2000]	77	AMC Delancey Group, Inc.
Interested Trustee
Michael L. Sapir* 7501 Wisconsin Avenue, Suite 1000 Bethesda, MD 20814 Birth Date: 5/19/58	Trustee	Indefinite: 4/97 to present	Chairman and Chief Executive Officer of the Advisor [May 1997 to present]	77	None

*	Mr. Sapir may be deemed to be an “interested person,” as defined by the 1940 Act, because of his employment with the Advisor.

Name, Address and Birth Date	Position(s) Held with the Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years
Executive Officers
Michael L. Sapir 7501 Wisconsin Avenue, Suite 1000 Bethesda, MD 20814 Birth Date: 5/19/58	Chairman	Indefinite: 4/97 to present	Chairman and Chief Executive Officer of the Advisor [May 1997 to present]

Louis M. Mayberg 7501 Wisconsin Avenue, Suite 1000 Bethesda, MD 20814 Birth Date: 8/9/62	President	Indefinite: 2/03 to present	President of the Advisor [May 1997 to present]

Marc R. Bryant 7501 Wisconsin Avenue, Suite 1000 Bethesda, MD 20814 Birth Date: 2/8/66	Secretary	Indefinite: 2/03 to present	Vice President and Chief Legal Counsel of the Advisor [July 2001 to present]; GE Investment Management Inc; Vice President and Associate General Counsel [April 1998 to June 2001]; Kirkpatrick & Lockhart LLP; Attorney [Prior to April 1998]

Trustees and Officers of ProFunds (continued)

Name, Address and Birth Date	Position(s) Held with the Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years

Troy A. Sheets 3435 Stelzer Road Columbus, OH 43219 Birth Date: 5/29/71	Treasurer	Indefinite: 6/02 to present	BISYS Fund Services: Vice President of Financial Services [April 2002 to present]; KPMG LLP: Senior Manager [August 1993 to March 2002]

John Danko 3435 Stelzer Road Columbus, OH 43219 Birth Date: 4/17/67	Vice President	Indefinite: 8/99 to present	BISYS Fund Services: Director of Client Services [February 1997 to present]

The Fund’s Statement of Additional Information includes additional information about the Fund’s Trustees and Officers. To receive your free copy of the Statement of Additional Information, call toll-free 1-888-776-3637.

ProFundsTM

This report is submitted for the general information of the shareholders of the ProFunds VP. It is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

INNOVATIONS IN INDEXING®

“Standard & Poor’s®,” “S&P®,” “S&P 500®,” “Standard & Poor’s 500,” “500”, and “S&P MidCap 400,” “Standard & Poor’s MidCap 400,” “S&P SmallCap 600,” “Standard & Poor’s SmallCap 600,” “S&P MidCap 400/Barra Growth Index,” “S&P MidCap 400/BarraValue Index,” “S&P SmallCap 600/Barra Growth Index,” and “S&P SmallCap 600/Barra Value Index” are trademarks of The McGraw-Hill Companies, Inc. and Barra, Inc. and have been licensed for use by ProFunds VP. “Dow Jones,” “Dow Jones Industrial AverageTM,” and the name of each Dow Jones sector index are trademarks of Dow Jones & Company, Inc. and have been licensed for use for certain purposes by ProFunds VP. “Russell 2000® Index” is a trademark of the Frank Russell Company. “NASDAQ-100® Index” is a trademark of the NASDAQ Stock Market, Inc. “The Nikkei 225 Stock Average” is a trademark of Nihon Keizal Shimbun, Inc. “Philadelphia Stock Exchange®”’ “PHLX®”, “PHLX Gold/Silver SectorSM” and “XAUSM” are trademarks or service marks of the Philadelphia Stock Exchange, Inc. ProFunds VP are not sponsored, endorsed, sold or promoted by these organizations and the organizations make no representations regarding the advisability of investing in ProFunds VP.

12/03

INVERSE PROFUND VP

Bear

>	Annual Report

December 31, 2003

>  Table of Contents

i	MESSAGE FROM THE CHAIRMAN
ii	MANAGEMENT DISCUSSION OF FUND PERFORMANCE

SCHEDULE OF PORTFOLIO INVESTMENTS AND FINANCIAL STATEMENTS

1	ProFund VP Bear

6	NOTES TO FINANCIAL STATEMENTS

11	REPORT OF INDEPENDENT AUDITORS

12	TRUSTEES AND OFFICERS OF PROFUNDS

Message from the Chairman

2003: Year of Contrasts, Recovery and Growth

Dear Shareholders:

I am pleased to present the Annual Report to Shareholders of ProFunds VP for the 12 months ended December 31, 2003.

The year was marked by contrasts. On one hand, geopolitical tensions epitomized by the second Gulf War as well as a perception of high unemployment lent an air of uncertainty to the U.S. economy. On the other hand, during the second half of the year we witnessed a resurgence of economic growth.

Many believe the expansion in the economy was spurred by historically low short-term interest rates and stimulative tax and spending polices. Others suggest the turnaround was just the business cycle curving up after several years of a downward trend.

In either case, virtually no one denied that the force of the economic recovery was powerful.

Along with economic growth—or at least, in anticipation of it—came significantly higher stock prices as the year progressed. For the year, the S&P 500 and the NASDAQ-100 rose 26.38% and 49.12%, respectively. As markets rose, mutual fund investors shifted from a defensive posture to one of greater interest in equity funds.

ProFunds, saw significant growth during 2003. We began the year as a $3.0 billion mutual fund complex and ended it with $5.4 billion in assets under management—an increase of 79%.

Michael L. Sapir—Chairman

That growth can be attributed to a variety of factors —not least among them the flexibility ProFunds afford investors to respond to changing market and economic conditions.

In the pages that follow, you’ll find a detailed discussion of ProFunds’ performance for 2003. We urge you to read this material closely.

We deeply appreciate and are honored by the confidence you have expressed in ProFunds. Be assured that we do not take your trust for granted.

Sincerely,

Michael L. Sapir

Chairman

The above information is not a part of the Annual Report.

i

PROFUNDS VP

Management Discussion of Fund Performance

Investment Strategies and Techniques:

ProFund Advisors uses a mathematical approach in seeking to achieve the investment objective of each ProFund VP. Using this approach, ProFund Advisors (PFA) determines the type, quantity and mix of investment positions that a ProFund VP should hold to approximate the performance of its benchmark.1

ProFund Advisors does not invest the assets of the ProFunds VP in securities or financial instruments based on its view of the investment merit of a particular security, instrument, or company, nor does it conduct conventional stock research or analysis, or forecast stock market movement or trends. Each ProFund VP seeks to remain fully invested at all times in securities or financial instruments that provide exposure to its benchmark without regard to market conditions, trends or direction.

The ProFunds VP do not seek to provide correlation with their benchmarks over a period of time other than daily because mathematical compounding prevents the ProFunds VP from achieving such results.

Factors that materially affected the performance of each ProFunds VP during 20032:

The major factors that influenced the performance of the ProFunds VP included the cumulative effect of the daily performance of each ProFund VP’s benchmark, the amount of leverage, if any, employed by a ProFund VP, and whether the ProFund VP is designed to have direct or inverse correlation to an index or security. Other factors that affected the performance of the ProFunds VP include, but are not limited to, dividends, fees, expenses, transaction costs, and interest rates.

•	Benchmark Performance: The performance of the index or security underlying each ProFund VP’s benchmark is the principal driving factor of performance. An index is a statistical composite that tracks a specified financial market or sector. Unlike the ProFunds VP, indices do not actually hold a portfolio of securities and/or financial instruments, and therefore do not incur fees, expenses, and transaction costs incurred by the ProFunds VP. Fees, expenses, and transaction costs negatively impact the performance of the ProFunds VP. Please refer to the fund specific pages that follow for a discussion of factors materially affecting the index or security underlying each ProFund VP’s benchmark, as well as for each ProFund VP’s performance. Performance for each ProFund VP will differ from the underlying index performance.
•	Leverage and Correlation: Each of the ProFunds VP is benchmarked to a positive or negative multiple of an index’s or a security’s daily return. ProFund VP Bear is designed to have an inverse (negative) daily correlation to the index or security. This ProFund VP was inversely affected by the daily performance of the underlying index or security and the factors affecting that index or security on a daily basis.

General Factors Effecting Benchmark and Fund Performance:

In 2003, the S&P 500 Index rose 26.4%. Global equity markets also posted strong gains, with the DJ World ex-US index rising 38.6% in US dollar terms.

We believe that the major factors affecting the domestic equity markets generally included a rebounding U.S. economy, a continued low interest rate environment, a low inflation environment and some easing of geopolitical tensions. Investor confidence in the improving economy also seemed to outweigh the cumulative effect of corporate scandals.

By many measures the U.S. economy was healthier in 2003 than the year earlier. The Gross Domestic Product grew at an 8.2% annualized rate in the third quarter, following more subdued growth rates in the first and second quarters of the year. Tax cuts led to greater consumer spending while aggregate measures of U.S. corporate profits finished 2003 with strong double digit growth rates. On a less positive note, the widening U.S. government deficit raised the specter of higher interest rates in the future.

In 2003, the Fed decreased the Fed Funds rate to 1.0%, a 45-year low. Generally low real (inflation-adjusted) interest rates allowed homeowners and corporations to further reduce their costs of borrowing. During much of the year, the Federal Reserve expressed a greater concern regarding potential deflation, or a decline in overall price levels, than regarding potential inflation.

Geopolitical issues were front and center again in 2003. The fall of Saddam Hussein’s regime in March and the formal resolution of the war with Iraq helped propel equity markets higher despite mounting concerns about continuing casualties in the region.

Factors more specific to the performance of each Benchmark and each ProFund VP are discussed in the pages that follow.

[1]	A benchmark can be any objective standard of investment performance that a mutual fund uses to measure its return, such as a multiple of the return of a stock index. For example, ProFund VP Bear has a benchmark of 100% of the inverse of the daily return of the S&P 500 Index.
[2]	Past performance is no guarantee of future results.

ii

ProFund VP Bear

The ProFund VP Bear seeks daily investment results, before fees and expenses, that correspond to the inverse of the daily performance of the S&P 500® Index. For the year ended December 31, 2003, the Fund had a total return of -24.59%1, compared to a return of 26.38%2 for the Index. For the year, the Fund achieved an average daily statistical correlation of over 0.99 to inverse the daily performance of the Index.3

The Fund applies a mathematical approach to investing. In doing so it takes positions in securities and/or financial instruments that, in combination, should have similar daily return characteristics as the inverse of the Index. The S&P 500 Index is a measure of large-cap U.S. stock market performance. It is a capitalization weighted index of 500 U.S. operating companies and REITS selected by an S&P committee through a non-mechanical process that factors criteria such as liquidity, price, market capitalization, financial viability, and public float. Reconstitution occurs both on a quarterly and on an ongoing basis.

The performance of the S&P 500 Index (and thus the Fund) was driven largely by systemic factors affecting the U.S. equity markets. Improving corporate profit projections and expectations that the interest rate environment would remain low supported higher equity valuations. Investor confidence in the improving economy seemed to outweigh any concerns over corporate scandals. Of the ten highest weighted constituents of the Index at the beginning of the year, the top performers in terms of stock price return were Citigroup (+37.94%), General Electric (+27.23%), and IBM (+19.59%), while the poorest performers were Merck (-13.77%), Johnson & Johnson (-3.82%), and WalMart (+5.03%.) Since this Fund is designed to have inverse (negative) daily correlation to the benchmark index, it was inversely affected by the daily performance of the index and the factors affecting the index.

Value of a $10,000 Investment*

* The line graph represents historical performance of a hypothetical investment of $10,000 in the ProFund VP Bear from January 22, 2001 to December 31, 2003 assuming the reinvestment of distributions.

Average Annual Total Return as of 12/31/031

	1 Year	Since Inception (1/22/01)

ProFund VP Bear	(24.59)%	2.17%

S&P 500 Index	26.38%	(6.22)%

1 Past performance does not guarantee future results. Total return calculations assume the reinvestment of distributions and do not reflect the effect of taxes. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and net asset value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. During the period, certain fees were reduced. If such fee reductions had not occurred, the quoted performance would be lower. Performance numbers are net of all Fund expenses but do not include any insurance, sales, or administrative charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower.

2 The S&P 500 Index is a price return index and does not reflect the reinvestment of dividends, the impact of transaction costs, nor the deduction of expenses associated with a mutual fund such as investment management and accounting fees. It is not possible to invest directly in an index. The Fund’s performance does reflect the reinvestment of dividends, the impact of transaction costs and the deduction of fees and expenses.

3 1.00 equals perfect correlation.

The above information is not covered by the Report of Independent Auditors.

1

PROFUNDS VP ProFund VP Bear	Schedule of Portfolio Investments December 31, 2003

U.S. Government Agency Obligations (38.4%)

	Principal Amount	Value
Federal Home Loan Bank, 0.50%, 01/02/04	$10,433,000	$10,432,855
Federal National Mortgage Association, 0.50%, 01/02/04	10,433,000	10,432,855

TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS (Cost $20,865,710)		20,865,710

U.S. Treasury Obligations (19.2%)
U. S. Treasury Bills, 0.50%, 01/02/04	10,433,000	10,432,855

TOTAL U.S. TREASURY OBLIGATIONS (Cost $10,432,855)		10,432,855

Repurchase Agreements (38.4%)
State Street Bank, 0.70%, 01/02/04, dated 12/31/03, with maturity value of $10,428,406 (Fully collateralized by a Federal Home Loan Mortgage Security)	10,428,000	10,428,000
UBS Bank, 0.70%, 01/02/04, dated 12/31/03, with maturity value of $10,433,406 (Fully collateralized by a Federal National Mortgage Association Security)	10,433,000	10,433,000

TOTAL REPURCHASE AGREEMENTS (Cost $20,861,000)		20,861,000

Options Purchased(NM)

	Contracts
S&P 500 Futures Call Option expiring January 2004 @ $1,375	250	875

TOTAL OPTIONS PURCHASED (Cost $4,250)		875

TOTAL INVESTMENT SECURITIES (Cost $52,163,815)—96.0%		52,160,440
Net other assets (liabilities)—4.0%		2,140,957

NET ASSETS—100.0%		$54,301,397

Futures Contracts Sold

	Contracts	Unrealized Appreciation (Depreciation)
S&P 500 Futures Contract expiring March 2004 (Underlying face amount at value $11,351,875)	41	$(403,610)
E-Mini S&P 500 Futures Contract expiring March 2004 (Underlying face amount at value $110,750)	2	(4,818)
Swap Agreements

	Units	Unrealized Appreciation (Depreciation)
Equity Index Swap Agreement based on the S&P 500 Index expiring 03/29/04 (Underlying notional amount at value $22,115,573)	19,890	$(328,707)
Equity Index Swap Agreement based on the S&P 500 Index expiring 01/29/04 (Underlying notional amount at value $20,832,052)	18,735	(311,286)

NM	Not meaningful, amount is less than 0.05%.

See accompanying notes to the financial statements.

2

PROFUNDS VP

ProFund VP Bear

Statement of Assets and Liabilities

December 31, 2003
Assets:
Investment securities, at value (cost $31,302,815)	$31,299,440
Repurchase agreements, at cost	20,861,000

Total Investments	52,160,440
Cash	28,951
Segregated cash balances with brokers for futures contracts	629,485
Interest receivable	406
Receivable for capital shares issued	2,279,453
Variation margin on futures contracts	4,139
Prepaid expenses	1,534

Total Assets	55,104,408

Liabilities:
Payable for capital shares redeemed	761
Unrealized depreciation on swap agreements	639,993
Advisory fees payable	51,752
Management services fees payable	10,350
Administration fees payable	3,058
Administrative services fees payable	33,371
Distribution fees payable	17,446
Other accrued expenses	46,280

Total Liabilities	803,011

Net Assets	$54,301,397

Net Assets consist of:
Capital	$84,955,697
Accumulated net realized gains (losses) on investments	(29,602,504)
Net unrealized appreciation (depreciation) on investments	(1,051,796)

Net Assets	$54,301,397

Shares of Beneficial Interest Outstanding	1,702,519

Net Asset Value (offering and redemption price per share)	$31.89

Statement of Operations

For the year ended December 31, 2003
Investment Income:
Interest	$1,188,036

Expenses:
Advisory fees	874,692
Management services fees	174,939
Administration fees	55,931
Transfer agency and administrative service fees	661,605
Distribution fees	291,048
Custody fees	62,851
Fund accounting fees	97,162
Other fees	90,962

Total Gross Expenses before reductions	2,309,190
Less Expenses reduced by the Advisor	(7,217)

Total Net Expenses	2,301,973

Net Investment Income (Loss)	(1,113,937)

Realized and Unrealized Gains (Losses) on Investments:
Net realized gains (losses) on investment securities	120,973
Net realized gains (losses) on futures contracts	(14,914,535)
Net realized gains (losses) on swap agreements	(13,297,420)
Change in net unrealized appreciation/depreciation on investments	(639,307)

Net Realized and Unrealized Gains (Losses) on Investments	(28,730,289)

Change in Net Assets Resulting from Operations	$(29,844,226)

See accompanying notes to the financial statements.

3

PROFUNDS VP

ProFund VP Bear

Statements of Changes in Net Assets

	For the year ended December 31, 2003	For the year ended December 31, 2002
From Investment Activities:
Operations:
Net investment income (loss)	$(1,113,937)	$(417,938)
Net realized gains (losses) on investments	(28,090,982)	3,179,720
Change in net unrealized appreciation/depreciation on investments	(639,307)	(228,289)

Change in net assets resulting from operations	(29,844,226)	2,533,493

Distributions to Shareholders From:
Net investment income	—	(163,471)

Change in net assets resulting from distributions	—	(163,471)

Capital Transactions:
Proceeds from shares issued	1,595,694,290	2,094,654,367
Dividends reinvested	—	163,471
Cost of shares redeemed	(1,589,486,452)	(2,056,540,320)

Change in net assets resulting from capital transactions	6,207,838	38,277,518

Change in net assets	(23,636,388)	40,647,540
Net Assets:
Beginning of period	77,937,785	37,290,245

End of period	$54,301,397	$77,937,785

Accumulated net investment income (loss)	$—	$6,559

Share Transactions:
Issued	42,128,358	52,297,216
Reinvested	—	3,845
Redeemed	(42,268,633)	(51,521,540)

Change in shares	(140,275)	779,521

See accompanying notes to the financial statements.

4

PROFUNDS VP

ProFund VP Bear

Financial Highlights

Selected data for a share of beneficial interest outstanding throughout the periods indicated.

	For the year ended December 31, 2003		For the year ended December 31, 2002		For the period January 22, 2001(a) through December 31, 2001
Net Asset Value, Beginning of Period	$42.29		$35.07		$30.00

Investment Activities:
Net investment income (loss)	(0.36	)(b)	(0.23	)(b)	0.26	(b)
Net realized and unrealized gains (losses) on investments	(10.04)		7.53		4.81

Total income (loss) from investment activities	(10.40)		7.30		5.07

Distribution to Shareholders From:
Net investment income	—		(0.08)		—

Net Asset Value, End of Period	$31.89		$42.29		$35.07

Total Return	(24.59)%		20.82%		16.90	%(c)
Ratios to Average Net Assets:
Gross expenses(d)	1.98%		2.03%		1.89%
Net expenses(d)	1.98%		1.98%		1.89%
Net investment income (loss)(d)	(0.96)%		(0.57)%		0.77%
Supplemental Data:
Net assets, end of period (000’s)	$54,301		$77,938		$37,290
Portfolio turnover rate(e)	—		—		1,144	%(c)

(a)	Commencement of operations
(b)	Per share net investment income (loss) has been calculated using the daily average shares method.
(c)	Not annualized for periods less than one year.
(d)	Annualized for periods less than one year.
(e)	Portfolio turnover rate is calculated without regard to instruments (including options, swap agreements and futures contracts) having a maturity of less than one year.

See accompanying notes to the financial statements.

5

PROFUNDS VP

Notes to Financial Statements

December 31, 2003

1.	Organization

ProFunds (the “Trust”) is registered as an open-end investment company under the Investment Company Act of 1940 (the “1940 Act”). The Trust was organized as a Delaware business trust (now referred to as a Delaware statutory trust) on April 17, 1997, and has authorized capital of unlimited shares of beneficial interest of no par value which may be issued in more than one class or series. ProFund Advisors LLC (the “Advisor”) serves as the investment advisor for each of the ProFunds. BISYS Fund Services Limited Partnership (“BISYS”), a wholly owned subsidiary of The BISYS Group, Inc., acts as the Trust’s administrator (the “Administrator”). These accompanying financial statements relate to the following portfolio of the Trust: ProFund VP Bear (a “ProFund VP”). Each ProFund VP is a “non-diversified” series of the Trust pursuant to the 1940 Act.

2.	Significant Accounting Policies

The following is a summary of significant accounting policies followed by each ProFund VP in preparation of its financial statements. These policies are in conformity with accounting principles generally accepted in the United States of America. The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. The actual results could differ from those estimates.

Security Valuation

The securities in the portfolio of a ProFund VP, except as otherwise noted, that are listed or traded on a stock exchange or the NASDAQ National Market System (“NASDAQ/NMS”), are valued at the closing price, if available, on the exchange or market where the security is principally traded. Prices are provided by a third party pricing service. With respect to securities traded on the NASDAQ/NMS, such closing price shall be the Nasdaq Official Closing Price (“NOCP”). If there have been no sales for that day on the exchange or system where the security is principally traded, then the value should be determined with reference to the last sale price, or the NOCP, if applicable, on any other exchange or system. If there have been no sales for that day on any exchange or system, a security may be valued at the mean between the closing bid and asked quotes on the exchange or system where the security is principally traded, or at the NOCP, if applicable, or at some other price that the Advisor deems appropriate. Securities regularly traded in the over-the-counter (“OTC”) markets (other than the NASDAQ/NMS) are valued on the basis of the mean between the bid and asked quotes based upon quotes furnished by primary market makers for those instruments. Short-term debt securities maturing in sixty days or less are generally valued at amortized cost, which approximates market value.

For a ProFund VP, futures contracts and options on securities, indices and futures contracts are generally valued at their last sale price prior to the time at which the net asset value per share of a ProFund VP is determined. If there was no sale on that day, exchange-traded options will be valued at the last bid quote, options traded in the OTC market will be valued at the average of the last bid quotes as obtained from two or more dealers (unless there is only one dealer, in which case that dealer’s quote is used), and futures contracts will be valued at their last sale price prior to that time at which the ProFund VP determines its net asset value unless there was no sale on that day, in which case the value of a futures contract purchased by a ProFund VP will be valued at the last bid quote (if purchased by a ProFund VP) or the last asked quote (if sold by a ProFund VP). Valuation of certain derivatives is performed using procedures approved by the Trust’s Board of Trustees.

When the Advisor determines that the price of a security is not readily available, it may in good faith, establish a fair value for that security in accordance with procedures established by and under the general supervision and responsibility of the Trust’s Board of Trustees.

Repurchase Agreements

Under a repurchase agreement, a ProFund VP purchases a debt security and simultaneously agrees to sell the security back to the seller at a mutually agreed-upon future price and date, normally one day or a few days later. The resale price is greater than the purchase price, reflecting an agreed-upon market interest rate during the purchaser’s holding period. While the maturities of the underlying securities in repurchase transactions may be more than one year, the term of each repurchase agreement will always be less than one year. A ProFund VP will enter into repurchase agreements only with large, well-capitalized and well-established financial institutions. The creditworthiness of each of the firms which is a party to a repurchase agreement with the ProFund VP.

A ProFund VP requires that the securities received as collateral in a repurchase agreement transaction be transferred to the custodian in a manner sufficient to enable the ProFund VP to obtain those securities in the event of a counterparty default. The seller, under the repurchase agreement, is required to maintain the value of the securities held at not less than the repurchase price, including accrued interest. In the event of a default or bankruptcy by a selling financial institution, a ProFund VP will seek to liquidate such collateral which could involve certain costs or delays and, to the extent that proceeds from any sale upon a default of the obligation to repurchase were less than the repurchase price, the ProFund VP could suffer a loss.

6

PROFUNDS VP

Notes to Financial Statements (continued)

December 31, 2003

Short Sales

A ProFund VP may engage in short sales. When a ProFund VP engages in a short sale, the ProFund VP records a liability for securities sold short and records an asset equal to the proceeds received. The amount of the liability is subsequently marked to market to reflect the market value of the securities sold short. The ProFund VP may also incur dividend expense if a security that has been sold short declares a dividend. The ProFund VP maintains a segregated account of securities as collateral for outstanding short sales. The ProFund VP is exposed to market risk based on the amount, if any, that the market value of the securities sold short exceeds the proceeds received.

Short sales involve elements of market risk and exposure to loss in excess of the amounts reflected on the Statement of Assets and Liabilities. This risk is potentially unlimited, as a ProFund VP that sells a security short without hedging will be exposed to any market value increase in the security sold short.

Futures Contracts

A ProFund VP may purchase or sell stock index futures contracts and options thereon as a substitute for a comparable market position in the underlying securities or to satisfy regulatory requirements. A futures contract generally obligates the seller to deliver (and the purchaser to take delivery of) the specified commodity on the expiration date of the contract. A stock index futures contract obligates the seller to deliver (and the purchaser to take) an amount of cash equal to a specific dollar amount multiplied by the difference between the final settlement price of a specific stock index futures contract and the price at which the agreement is made. No physical delivery of the underlying stocks in the index is made. Futures contracts may also be closed by entering into an offsetting transaction prior to settlement. Upon entering into a contract, the ProFund VP is required to deposit and maintain as collateral such initial margin as required by the exchange on which the transaction is effected. A portion of the initial margin is reflected on the Statement of Assets and Liabilities as segregated cash balances with brokers for futures contracts and is restricted as to its use. Pursuant to the contract, the ProFund VP agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the ProFund VP as unrealized gains or losses. The ProFund VP will realize a gain or loss upon closing of a futures transaction.

Futures contracts involve, to varying degrees, elements of market risk and exposure to loss in excess of the amount reflected in the Statement of Assets and Liabilities. The face or contract amounts reflect the extent of the total exposure each ProFund VP has in the particular classes of instruments. The primary risks associated with the use of futures contracts are imperfect correlation between movements in the price of the futures and the market value of the underlying securities and the possibility of an illiquid market for a futures contract.

Index Options and Options on Futures Contracts

A ProFund VP may purchase and write options on stock indexes to create investment exposure consistent with their investment objectives, hedge or limit the exposure of their positions and create synthetic money market positions. A stock index fluctuates with changes in the market values of the stocks included in the index. Options on stock indexes give the holder the right to receive an amount of cash upon exercise of the option. Receipt of this cash amount will depend upon the closing level of the stock index upon which the option is based being greater than (in the case of a call) or less than (in the case of a put) the exercise price of the option. The amount of cash received, if any, will be the difference between the closing price of the index and the exercise price of the option multiplied by a specified dollar multiple. All settlements of index options transactions are in cash. Put and call options purchased are accounted for in the same manner as portfolio securities. For options on futures contracts, the cost of securities acquired through the exercise of call options is increased by the premiums paid. The proceeds from securities sold through the exercise of put options are decreased by the premiums paid. Options are valued daily and unrealized appreciation or depreciation is recorded. The ProFund VP will realize a gain or loss upon the expiration or closing of the option transaction.

Index options and options on futures contracts are subject to substantial risks. The primary risks include the risk of imperfect correlation between the option price and the value of the underlying securities composing the stock index selected and the possibility of an illiquid market for the options or the inability of counterparties to perform.

Swap Agreements

A ProFund VP may enter into total return swap agreements for purposes of pursuing their investment objectives or as a substitute for investing directly in securities, or to manage exposure to a market or security. Swap agreements are two-party contracts for periods ranging from a day to more than one year. In a standard “swap” transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. The amount to be exchanged or “swapped” between the parties is calculated with respect to a “notional amount,” e.g., the return on or increase in value of a particular dollar amount invested in a “basket” of securities. Most swap agreements entered into by a ProFund VP calculate the obligations of the parties to the agreement on a “net basis”. Consequently, a ProFund VP’s current obligations (or rights) under a swap agreement will generally be equal only to the net amount to be paid or received under the contract based on the relative values of such obligations (or rights) (the “net amount”). A ProFund VP’s current obligations under a swap agreement are accrued daily (offset against any amounts owing to the ProFund VP) and any accrued but unpaid net amounts owed to a swap counterparty are covered by segregated assets.

7

PROFUNDS VP

Notes to Financial Statements (continued)

December 31, 2003

In a “long” swap agreement, the counterparty will generally agree to pay the ProFund VP the amount, if any, by which the notional amount of the swap agreement would have increased in value had it been invested in the particular instruments, plus the dividends or interest that would have been received on those instruments. The ProFund VP will agree to pay to the counterparty a floating rate of interest on the notional amount of the swap agreement plus the amount, if any, by which the notional amount would have decreased in value had it been invested in such instruments plus, in certain instances, commissions or trading spreads on the notional amount. Therefore, the return to the ProFund VP on a long swap agreement should be the gain or loss on the notional amount plus dividends or interest on the instruments less the interest paid by the ProFund VP on the notional amount. Payments may be made at the conclusion of a swap agreement or periodically during its term. Swap agreements do not involve the delivery of securities or other underlying instruments. The net amount of the excess, if any, of a ProFund VP’s obligations over its entitlements with respect to each equity swap is accrued on a daily basis and an amount of cash or liquid assets, having an aggregate net asset value at least equal to such accrued excess is maintained in a segregated account by a ProFund VP’s custodian. Until a swap agreement is settled in cash, the gain or loss on the notional amount plus dividends or interest on the instruments less the interest paid by the ProFund VP on the notional amount is recorded as “unrealized gains or losses on swap agreements” and when cash is exchanged, the gain or loss realized is recorded as “realized gains or losses on swap agreements”. Swap agreements are collateralized by the securities and cash of each particular ProFund VP.

A ProFund VP may enter into swap agreements that provide the opposite return of their benchmark index or security (“short” the index or security). Their operations is similar to that of the swaps disclosed above except that the counterparty pays interest to the ProFund on the notional amount outstanding and that dividends or interest on the underlying instruments reduce the value of the swap plus, in certain instances, the ProFund VP will agree to pay to the counterparty commissions or trading spreads on the notional amount. These amounts are netted with any unrealized appreciation or depreciation to determine the value of the swap.

Swap agreements involve, to varying degrees, elements of market risk and exposure to loss in excess of the amount reflected in the Statement of Assets and Liabilities. The notional amounts reflect the extent of the total investment exposure each ProFund VP has in under the swap agreement. The primary risks associated with the use of swap agreements are imperfect correlation between movements in the notional amount and the price of the underlying instruments and the inability of counterparties to perform. A ProFund VP bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty.

Securities Transactions and Related Income

Securities transactions are accounted for on the date the security is purchased or sold (trade date). Interest income is recognized on the accrual basis and includes, where applicable, the amortization of premium or discount. Dividend income is recorded on the ex-dividend date. Gains or losses realized on sales of securities are determined by comparing the identified cost of the security lot sold with the net sales proceeds.

Expenses

Expenses directly attributable to a ProFund VP are charged to the ProFund VP, while expenses which are attributable to more than one ProFund are allocated among the respective ProFunds based upon relative net assets or another appropriate basis.

Distributions to Shareholders

Each of the ProFunds VP intends to declare and distribute net investment income and net capital gains at least annually. The amount of distributions from net investment income and net realized gains are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles. These “book/tax” differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences do not require a reclassification.

Federal Income Tax

The ProFund VP intends to qualify each year as a regulated investment company (a “RIC”) under Subchapter M of the Internal Revenue Code of 1986, as amended. A RIC generally is not subject to federal income tax on income and gains distributed in a timely manner to its shareholders. The ProFunds VP intend to make timely distributions in order to avoid tax liability.

3.	Fees and Transactions with Affiliates and other Service Providers

The ProFund VP has entered into an Investment Advisory Agreement with the Advisor. Under this agreement, the ProFund VP pays the Advisor a fee at an annualized rate, based on the average daily net assets of each respective ProFund VP of 0.75%.

For its services as Administrator, the Trust paid BISYS an annual fee based on the following schedule of average net assets: 0.05% of average net assets from $0 to $2 billion, 0.04% on the next $3 billion of average net assets, 0.03% on

8

PROFUNDS VP

Notes to Financial Statements (continued)

December 31, 2003

the next $5 billion of average net assets, and 0.02% of average net assets over $10 billion. BISYS Fund Services, Inc., also an affiliate of BISYS, acts as transfer agent and fund accounting agent for the ProFund VP for which it receives additional fees.

ProFund Advisors LLC, pursuant to a separate Management Services Agreement, performs certain client support services and other administrative services on behalf of the ProFund VP. For these services, each ProFund VP pays the Advisor a fee at the annual rate of 0.15% of its average daily net assets.

Under a distribution plan adopted by the Board of Trustees, each ProFund VP may pay financial intermediaries an annual fee of up to 0.25% of its average daily net assets as reimbursement or compensation for providing or procuring a variety of services relating to the promotion, sale and servicing of shares of the ProFund VP.

The Trust, on behalf of the ProFunds VP, has entered into an administrative services agreement with insurance companies pursuant to which the insurance companies will provide administrative services with respect to the ProFunds VP. For these services, the Trust may pay the insurance companies administrative services fees.

Certain Officers and a Trustee of the Trust are affiliated with the Advisor or the Administrator. Such Officers and Trustee receive no compensation from the ProFund VP for serving in their respective roles. Each of the two Non-Interested Trustee were compensated $10,500 ($21,000 total) in meeting and retainer fees during the year ended December 31, 2003.

The Advisor has contractually agreed to waive advisory and management services fees, and if necessary, reimburse certain other expenses of the ProFund VP for the period ended December 31, 2003 in order to limit the annual operating expenses to an annualized rate of 1.98% of its average daily net assets.

The Advisor may recoup the advisory and management services fees waived or limited and other expenses reimbursed by it within three years from the fiscal year in which they were taken. Such repayments shall be made monthly, but only to the extent that such repayments would not cause annualized operating expenses of the ProFund VP to exceed any expense limitations in place at that time. The Advisor voluntarily waived additional fees during the year ended December 31, 2003. As of December 31, 2003, the reimbursement that may potentially be made by the ProFund VP are as follows:

Expires 2005
ProFund VP Bear	$39,311

5.	Federal Income Tax Information

As of the latest tax year end of December 31, 2003, the following ProFund VP had net capital loss carryforwards to offset future net capital gains, if any, to the extent provided by the Treasury regulations. To the extent that these carryovers are used to offset future capital gains, it is probable that the gains so offset will not be distributed to shareholders:

Expires 2011
ProFund VP Bear	$24,085,413

As of the latest tax year end of December 31, 2003, the following ProFunds VP had additional net capital loss carryforwards, subject to certain limitations on availability, to offset future net capital gains, if any, as the successor of a merger. To the extent that these carryovers are used to offset future capital gains, it is probable that the gains so offset will not be distributed to shareholders:

	Expires 2009	Expires 2011	Total
ProFund VP Bear	$1,611,372	$4,317,522	$5,928,894

The tax characteristics of dividends paid to shareholders during the fiscal year ended December 31, 2002, were as follows:

	Distributions Paid From

	Ordinary Income	Total Distributions Paid
ProFund VP Bear	$163,471	$163,471

As of December 31, 2003, the components of accumulated earnings (deficit) on a tax basis were as follows:

	Accumulated Capital and Other Losses	Unrealized Appreciation (Depreciation)	Total Accumulated Earnings (Deficit)
ProFund VP Bear	$(30,014,307)	$(639,993)	$(30,654,300)

9

PROFUNDS VP

Notes to Financial Statements (continued)

December 31, 2003

As of December 31, 2003, the cost of securities for federal income tax purposes, the aggregate gross unrealized appreciation for all securities for which there was an excess of value over tax cost and the aggregate gross unrealized depreciation for all securities for which there was an excess of tax cost over value were as follows:

	Tax Cost	Tax Unrealized Appreciation	Tax Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
ProFund VP Bear	$52,167,190	$—	$—	$—

10

Report of Independent Auditors

To the Board of Trustees and Shareholders of ProFunds

In our opinion, the accompanying statement of assets and liabilities, including the schedule of portfolio investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of ProFund VP Bear at December 31, 2003, the results of its operations for the year then ended, the changes in its net assets and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2003 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

February 17, 2004

Columbus, Ohio

11

Trustees and Officers of ProFunds

Name, Address and Birth Date	Position(s) Held with the Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Non-Interested Trustees
Russell S. Reynolds, III c/o ProFunds 7501 Wisconsin Avenue, Suite 1000 Bethesda, MD 20814 Birth Date: 7/21/57	Trustee	Indefinite: 10/97 to present	Directorship Search Group, Inc. (Executive Recruitment): Managing Director [March 1993 to present]	77	Directorship Search Group, Inc.

Michael C. Wachs c/o ProFunds 7501 Wisconsin Avenue, Suite 1000 Bethesda, MD 20814 Birth Date: 10/21/61	Trustee	Indefinite: 10/97 to present	AMC Delancey Group, Inc. (Real Estate Development): Vice President [January 2001 to present]; Delancey Investment Group, Inc. (Real Estate Development): Vice President [May 1996 to December 2000]	77	AMC Delancey Group, Inc.
Interested Trustee
Michael L. Sapir* 7501 Wisconsin Avenue, Suite 1000 Bethesda, MD 20814 Birth Date: 5/19/58	Trustee	Indefinite: 4/97 to present	Chairman and Chief Executive Officer of the Advisor [May 1997 to present]	77	None

*	Mr. Sapir may be deemed to be an “interested person,” as defined by the 1940 Act, because of his employment with the Advisor.

Name, Address and Birth Date	Position(s) Held with the Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years
Executive Officers
Michael L. Sapir 7501 Wisconsin Avenue, Suite 1000 Bethesda, MD 20814 Birth Date: 5/19/58	Chairman	Indefinite: 4/97 to present	Chairman and Chief Executive Officer of the Advisor [May 1997 to present]

Louis M. Mayberg 7501 Wisconsin Avenue, Suite 1000 Bethesda, MD 20814 Birth Date: 8/9/62	President	Indefinite: 2/03 to present	President of the Advisor [May 1997 to present]

Marc R. Bryant 7501 Wisconsin Avenue, Suite 1000 Bethesda, MD 20814 Birth Date: 2/8/66	Secretary	Indefinite: 2/03 to present	Vice President and Chief Legal Counsel of the Advisor [July 2001 to present]; GE Investment Management Inc; Vice President and Associate General Counsel [April 1998 to June 2001]; Kirkpatrick & Lockhart LLP; Attorney [Prior to April 1998]

12

Trustees and Officers of ProFunds (continued)

Name, Address and Birth Date	Position(s) Held with the Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years

Troy A. Sheets 3435 Stelzer Road Columbus, OH 43219 Birth Date: 5/29/71	Treasurer	Indefinite: 6/02 to present	BISYS Fund Services: Vice President of Financial Services [April 2002 to present]; KPMG LLP: Senior Manager [August 1993 to March 2002]

John Danko 3435 Stelzer Road Columbus, OH 43219 Birth Date: 4/17/67	Vice President	Indefinite: 8/99 to present	BISYS Fund Services: Director of Client Services [February 1997 to present]

The Fund’s Statement of Additional Information includes additional information about the Fund’s Trustees and Officers. To receive your free copy of the Statement of Additional Information, call toll-free 1-888-776-3637.

13

ProFundsTM

This report is submitted for the general information of the shareholders of the ProFund VP. It is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

INNOVATIONS IN INDEXING®

“Standard & Poor’s®,” “S&P®,” “S&P 500®,” “Standard & Poor’s 500,” are trademarks of The McGraw-Hill Companies, Inc. and Barra, Inc. and have been licensed for use by the ProFund VP. ProFund VP is not sponsored, endorsed, sold or promoted by these organizations and the organizations make no representations regarding the advisability of investing in ProFund VP.

12/03

BOND BENCHMARKED

PROFUND VP

Rising Rates Opportunity

>	Annual Report

December 31, 2003

>  Table of Contents

i	MESSAGE FROM THE CHAIRMAN
ii	MANAGEMENT DISCUSSION OF FUND PERFORMANCE

SCHEDULE OF PORTFOLIO INVESTMENTS AND FINANCIAL STATEMENTS

1	ProFund VP Rising Rates Opportunity

6	NOTES TO FINANCIAL STATEMENTS

11	REPORT OF INDEPENDENT AUDITORS

12	TRUSTEES AND OFFICERS OF PROFUNDS

Message from the Chairman

2003: Year of Contrasts, Recovery and Growth

Dear Shareholders:

I am pleased to present the Annual Report to Shareholders of ProFunds VP for the 12 months ended December 31, 2003.

The year was marked by contrasts. On one hand, geopolitical tensions epitomized by the second Gulf War as well as a perception of high unemployment lent an air of uncertainty to the U.S. economy. On the other hand, during the second half of the year we witnessed a resurgence of economic growth.

Many believe the expansion in the economy was spurred by historically low short-term interest rates and stimulative tax and spending polices. Others suggest the turnaround was just the business cycle curving up after several years of a downward trend.

In either case, virtually no one denied that the force of the economic recovery was powerful.

Along with economic growth—or at least, in anticipation of it—came significantly higher stock prices as the year progressed. For the year, the S&P 500 and the NASDAQ-100 rose 26.38% and 49.12%, respectively. As markets rose, mutual fund investors shifted from a defensive posture to one of greater interest in equity funds.

ProFunds, saw significant growth during 2003. We began the year as a $3.0 billion mutual fund complex and ended it with $5.4 billion in assets under management—an increase of 79%.

Michael L. Sapir—Chairman

That growth can be attributed to a variety of factors —not least among them the flexibility ProFunds afford investors to respond to changing market and economic conditions.

In the pages that follow, you’ll find a detailed discussion of ProFunds’ performance for 2003. We urge you to read this material closely.

We deeply appreciate and are honored by the confidence you have expressed in ProFunds. Be assured that we do not take your trust for granted.

Sincerely,

Michael L. Sapir

Chairman

The above information is not a part of the Annual Report.

i

PROFUNDS VP

Management Discussion of Fund Performance

Investment Strategies and Techniques:

ProFund Advisors uses a mathematical approach in seeking to achieve the investment objective of each ProFund VP. Using this approach, ProFund Advisors (PFA) determines the type, quantity and mix of investment positions that a ProFund VP should hold to approximate the performance of its benchmark.1

ProFund Advisors does not invest the assets of the ProFunds VP in securities or financial instruments based on its view of the investment merit of a particular security, instrument, or company, nor does it conduct conventional stock research or analysis, or forecast stock market movement or trends. Each ProFund VP seeks to remain fully invested at all times in securities or financial instruments that provide exposure to its benchmark without regard to market conditions, trends or direction.

The ProFunds VP do not seek to provide correlation with their benchmarks over a period of time other than daily because mathematical compounding prevents the ProFunds VP from achieving such results.

Factors that materially affected the performance of each ProFunds VP during 20032:

The major factors that influenced the performance of the ProFunds VP included the cumulative effect of the daily performance of each ProFund VP’s benchmark, the amount of leverage, if any, employed by a ProFund VP, and whether the ProFund VP is designed to have direct or inverse correlation to an index or security. Other factors that affected the performance of the ProFunds VP include, but are not limited to, dividends, fees, expenses, transaction costs, and interest rates.

•	Benchmark Performance: The performance of the index or security underlying each ProFund VP’s benchmark is the principal driving factor of performance. An index is a statistical composite that tracks a specified financial market or sector. Unlike the ProFunds VP, indices do not actually hold a portfolio of securities and/or financial instruments, and therefore do not incur fees, expenses, and transaction costs incurred by the ProFunds VP. Fees, expenses, and transaction costs negatively impact the performance of the ProFunds VP. Please refer to the fund specific pages that follow for a discussion of factors materially affecting the index or security underlying each ProFund VP’s benchmark, as well as for each ProFund VP’s performance. Performance for each ProFund VP will differ from the underlying index performance.
•	Leverage and Correlation: Each of the ProFunds VP is benchmarked to a positive or negative multiple of an index’s or a security’s daily return. ProFund VP Rising Rates Opportunity is designed to have an inverse (negative) daily correlation to the index or security. This ProFund VP was inversely affected by the daily performance of the underlying index or security and the factors affecting that index or security on a daily basis. ProFund VP Rising Rates Opportunity is also leveraged. The inverse effect discussed above is amplified.

General Factors Effecting Benchmark and Fund Performance:

In 2003, the S&P 500 index rose 26.4%. Global equity markets also posted strong gains, with the DJ World ex-US index rising 38.6% in US dollar terms.

We believe that the major factors affecting the domestic equity markets generally included a rebounding U.S. economy, a continued low interest rate environment, a low inflation environment and some easing of geopolitical tensions. Investor confidence in the improving economy also seemed to outweigh the cumulative effect of corporate scandals.

By many measures the U.S. economy was healthier in 2003 than the year earlier. The Gross Domestic Product grew at an 8.2% annualized rate in the third quarter, following more subdued growth rates in the first and second quarters of the year. Tax cuts led to greater consumer spending while aggregate measures of U.S. corporate profits finished 2003 with strong double digit growth rates. On a less positive note, the widening U.S. government deficit raised the specter of higher interest rates in the future.

In 2003, the Fed decreased the Fed Funds rate to 1.0%, a 45-year low. Generally low real (inflation-adjusted) interest rates allowed homeowners and corporations to further reduce their costs of borrowing. During much of the year, the Federal Reserve expressed a greater concern regarding potential deflation, or a decline in overall price levels, than regarding potential inflation.

Geopolitical issues were front and center again in 2003. The fall of Saddam Hussein’s regime in March and the formal resolution of the war with Iraq helped propel equity markets higher despite mounting concerns about continuing casualties in the region.

Factors more specific to the performance of each Benchmark and each ProFund VP are discussed in the pages that follow.

[1]	A benchmark can be any objective standard of investment performance that a mutual fund uses to measure its return, such as a multiple of the return of a stock index. For example, ProFund VP Rising Rates Opportunity has a benchmark of 125% of the inverse of the daily return of the most recently issued 30-year U.S. Treasury Bond.
[2]	Past performance is no guarantee of future results.

ii

ProFund VP Rising Rates Opportunity

The ProFund VP Rising Rates Opportunity seeks daily investment results, before fees and expenses, that correspond to one and one-quarter times the inverse of the daily price movement of the most recently issued 30-year U.S. Treasury Bond (“Long Bond”). For the year ended December 31, 2003, the Fund had a total return of -4.11%1, compared to a price return of -4.34%2 for the most recently issued 30-year U.S. Treasury Bond3. For the year, the Fund achieved an average daily statistical correlation of over 0.99 to 125% the inverse of the daily price movement of the Long Bond.4

The Fund applies a mathematical approach to investing. In doing so it takes positions in debt instruments and/or financial instruments that, in combination, should have similar daily return characteristics as one and one-quarter times the inverse of the daily price movement of the Long Bond. The Long Bond is the longest term outstanding bond issued by the U.S. Treasury. As of 12/31/03, the last (most recent) Long Bond to be issued had a maturity date of 2/15/2031 and a 5.375% coupon.

The yield on the long bond increased from 4.78% as of 12/31/02 to 5.07% as of 12/31/03. This resulted in a price decline in the Long Bond that almost fully offset the yield component of the return, leaving the total return of the Long Bond just slightly in positive territory. The price of the Long Bond increased for most of the first half of the year, as the Federal Reserve suggested they would buy bonds to keep yields low, in their effort to re-heat the economy and reduce any risks of deflation. This rally was interrupted by a very sharp decline over the mid-June to mid-August period when market participants were disappointed with a smaller than expected cut in the Fed Funds rate at the June Fed meeting, and a subsequent spate of strong economic reports that continued throughout the summer. Low short-term interest rates combined with a proportionally large spread between short and long-term rates negatively impacted Fund performance.

Value of a $10,000 Investment*

* The line graph represents historical performance of a hypothetical investment of $10,000 in the ProFund VP Rising Rates Opportunity from May 1, 2002 to December 31, 2003 assuming the reinvestment of distributions.

Average Annual Total Return as of 12/31/031

	1 Year	Since Inception (5/1/02)

ProFund VP Rising Rates Opportunity	(4.11)%	(14.01)%

30-year U.S. Treasury Bond	(4.34)%	4.32%

Lehman Brothers U.S. Treasury: Long-Term Index	2.20%	9.40%

1 Past performance does not guarantee future results. Total return calculations assume the reinvestment of distributions and do not reflect the effect of taxes. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and net asset value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. During the period, certain fees were reduced. If such fee reductions had not occurred, the quoted performance would be lower. Performance numbers are net of all Fund expenses but do not include any insurance, sales, or administrative charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower.

2 The price return of the most recently issued 30-year bond does not reflect a yield component nor does it reflect the reinvestment of interest income, the impact of transaction and financing costs, nor the deduction of expenses associated with a mutual fund such as investment management and accounting fees. The Fund’s performance does reflect a yield component, the impact of transaction and financing costs, and the deduction of fees and expenses. Since the ProFund VP Rising Rates Opportunity is an inverse fund, the yield of the Long Bond is effectively paid out, rather than received.

3 Over this same period the total return of the Long Bond was 0.77% as measured by the Ryan Labs 30-Year Treasury Index and the return of the Lehman Brothers U.S. Treasury Long-Term Index was 2.20%.

4 1.00 equals perfect correlation.

5 The Lehman Brothers U.S. Treasury: Long-Term Index is an unmanaged index that consists of public obligations of the U.S. Treasury that have remaining maturities of ten years or more and at least $150 million par amount outstanding.

The above information is not covered by the Report of Independent Auditors.

1

PROFUNDS VP ProFund VP Rising Rates Opportunity	Schedule of Portfolio Investments December 31, 2003

U.S. Government Agency Obligations (41.0%)

	Principal Amount	Value
Federal Home Loan Bank, 0.50%, 01/02/04	$15,208,000	$15,207,788
Federal National Mortgage Association, 0.50%, 01/02/04	15,208,000	15,207,788

TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS (Cost $30,415,576)		30,415,576

U.S. Treasury Obligations (20.5%)
U.S. Treasury Bills, 0.50%, 01/02/04	15,208,000	15,207,789

TOTAL U.S. TREASURY OBLIGATIONS (Cost $15,207,789)		15,207,789

Repurchase Agreements (40.9%)
State Street Bank, 0.70%, 01/02/04, dated 12/31/03, with maturity value of $15,208,296 (Fully collateralized by a Federal Home Loan Mortgage Security)	15,208,000	15,208,000
UBS Bank, 0.70%, 01/02/04, dated 12/31/03, with maturity value of $15,208,296 (Fully collateralized by a Federal National Mortgage Association Security)	15,208,000	15,208,000

TOTAL REPURCHASE AGREEMENTS (Cost $30,416,000)		30,416,000

Options Purchased (NM)

	Contracts
30-year U.S. Treasury Bond Call Option expiring June 2004 @ $135	150	1,751
TOTAL OPTIONS PURCHASED (Cost $3,019)		1,751

TOTAL INVESTMENT SECURITIES (Cost $76,042,384)—102.4%		76,041,116
Net other assets (liabilities)—(2.4)%		(1,769,609)

NET ASSETS—100.0%		$74,271,507

Futures Contracts Sold

	Contracts	Unrealized Appreciation (Depreciation)
30-year U.S. Treasury Bond Futures Contract expiring March 2004 (Underlying face amount at value $1,860,488)	17	$(2,252)

Swap Agreements

	Units	Unrealized Appreciation (Depreciation)
Total Return Swap Agreement based on the 30-year U.S. Treasury Bond expiring 02/28/04 (Underlying notional amount at value $93,602,426)	(87,568,000)	$363,848

NM	Not meaningful, amount is less than 0.05%.

See accompanying notes to the financial statements.

2

PROFUNDS VP

ProFund VP Rising Rates Opportunity

Statement of Assets and Liabilities

December 31, 2003
Assets:
Investment securities, at value (cost $45,626,384)	$45,625,116
Repurchase agreements, at cost	30,416,000

Total Investments	76,041,116
Cash	756
Segregated cash balances with brokers for futures contracts	48,836
Interest receivable	591
Receivable for capital shares issued	241,528
Unrealized appreciation on swap agreements	363,848
Prepaid expenses	187

Total Assets	76,696,862

Liabilities:
Payable for capital shares redeemed	2,271,959
Variation margin on futures contracts	2,175
Advisory fees payable	49,042
Management services fees payable	9,808
Administration fees payable	2,953
Administrative services fees payable	36,235
Distribution fees payable	25,040
Other accrued expenses	28,143

Total Liabilities	2,425,355

Net Assets	$74,271,507

Net Assets consist of:
Capital	$78,333,938
Accumulated net realized gains (losses) on investments	(4,422,759)
Net unrealized appreciation (depreciation) on investments	360,328

Net Assets	$74,271,507

Shares of Beneficial Interest Outstanding	3,184,309

Net Asset Value (offering and redemption price per share)	$23.32

Statement of Operations

For the year ended December 31, 2003
Investment Income:
Interest	$385,131

Expenses:
Advisory fees	298,038
Management services fees	59,608
Administration fees	18,591
Transfer agency and administrative service fees	208,191
Distribution fees	99,310
Custody fees	22,941
Fund accounting fees	29,275
Other fees	24,082

Total Gross Expenses before reductions	760,036
Less Expenses reduced by the Advisor	(411)

Total Net Expenses	759,625

Net Investment Income (Loss)	(374,494)

Realized and Unrealized Gains (Losses) on Investments:
Net realized gains (losses) on investment securities	7,779
Net realized gains (losses) on futures contracts	(457,219)
Net realized gains (losses) on swap agreements	(1,664,836)
Change in net unrealized appreciation/depreciation on investments	365,062

Net Realized and Unrealized Gains (Losses) on Investments	(1,749,214)

Change in Net Assets Resulting from Operations	$(2,123,708)

See accompanying notes to the financial statements.

3

PROFUNDS VP

ProFund VP Rising Rates Opportunity

Statements of Changes in Net Assets

	For the year ended December 31, 2003	For the period May 1, 2002(a) through December 31, 2002
From Investment Activities:
Operations:
Net investment income (loss)	$(374,494)	$(26,296)
Net realized gains (losses) on investments	(2,114,276)	(2,726,147)
Change in net unrealized appreciation/depreciation on investments	365,062	(4,734)

Change in net assets resulting from operations	(2,123,708)	(2,757,177)

Capital Transactions:
Proceeds from shares issued	371,420,617	146,601,639
Cost of shares redeemed	(302,193,310)	(136,676,554)

Change in net assets resulting from capital transactions	69,227,307	9,925,085

Change in net assets	67,103,599	7,167,908
Net Assets:
Beginning of period	7,167,908	—

End of period	$74,271,507	$7,167,908

Accumulated net investment income (loss)	$—	$1,818

Share Transactions:
Issued	15,507,756	5,543,393
Redeemed	(12,618,173)	(5,248,667)

Change in shares	2,889,583	294,726

(a)	Commencement of operations

See accompanying notes to the financial statements.

4

PROFUNDS VP

ProFund VP Rising Rates Opportunity

Financial Highlights

Selected data for a share of beneficial interest outstanding throughout the periods indicated.

	For the year ended December 31, 2003		For the period May 1, 2002(a) through December 31, 2002
Net Asset Value, Beginning of Period	$24.32		$30.00

Investment Activities:
Net investment income (loss)	(0.23	)(b)	(0.09	)(b)
Net realized and unrealized gains (losses) on investments	(0.77)		(5.59)

Total income (loss) from investment activities	(1.00)		(5.68)

Net Asset Value, End of Period	$23.32		$24.32

Total Return	(4.11)%		(18.93	)%(c)
Ratios to Average Net Assets:
Gross expenses(d)	1.91%		2.13%
Net expenses(d)	1.91%		1.98%
Net investment income (loss)(d)	(0.94)%		(0.49)%
Supplemental Data:
Net assets, end of period (000’s)	$74,272		$7,168
Portfolio turnover rate(e)	—		—

(a)	Commencement of operations
(b)	Per share net investment income (loss) has been calculated using the daily average shares method.
(c)	Not annualized for periods less than one year.
(d)	Annualized for periods less than one year.
(e)	Portfolio turnover rate is calculated without regard to instruments (including options, swap agreements and futures contracts) having a maturity of less than one year.

See accompanying notes to the financial statements.

5

PROFUNDS VP

Notes to Financial Statements

December 31, 2003

1.	Organization

ProFunds (the “Trust”) is registered as an open-end investment company under the Investment Company Act of 1940 (the “1940 Act”). The Trust was organized as a Delaware business trust (now referred to as a Delaware statutory trust) on April 17, 1997, and has authorized capital of unlimited shares of beneficial interest of no par value which may be issued in more than one class or series. ProFund Advisors LLC (the “Advisor”) serves as the investment advisor for each of the ProFunds. BISYS Fund Services Limited Partnership (“BISYS”), a wholly owned subsidiary of The BISYS Group, Inc., acts as the Trust’s administrator (the “Administrator”). These accompanying financial statements relate to the following portfolio of the Trust: ProFund VP Rising Rates Opportunity (a “ProFund VP”). Each ProFund VP is a “non-diversified” series of the Trust pursuant to the 1940 Act.

2.	Significant Accounting Policies

The following is a summary of significant accounting policies followed by each ProFund VP in preparation of its financial statements. These policies are in conformity with accounting principles generally accepted in the United States of America. The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. The actual results could differ from those estimates.

Security Valuation

The securities in the portfolio of a ProFund VP, except as otherwise noted, that are listed or traded on a stock exchange or the NASDAQ National Market System (“NASDAQ/NMS”), are valued at the closing price, if available, on the exchange or market where the security is principally traded. Prices are provided by a third party pricing service. With respect to securities traded on the NASDAQ/NMS, such closing price shall be the Nasdaq Official Closing Price (“NOCP”). If there have been no sales for that day on the exchange or system where the security is principally traded, then the value should be determined with reference to the last sale price, or the NOCP, if applicable, on any other exchange or system. If there have been no sales for that day on any exchange or system, a security may be valued at the mean between the closing bid and asked quotes on the exchange or system where the security is principally traded, or at the NOCP, if applicable, or at some other price that the Advisor deems appropriate. Securities regularly traded in the over-the-counter (“OTC”) markets (other than the NASDAQ/NMS) are valued on the basis of the mean between the bid and asked quotes based upon quotes furnished by primary market makers for those instruments. Short-term debt securities maturing in sixty days or less are generally valued at amortized cost, which approximates market value.

For a ProFund VP, futures contracts and options on securities, indices and futures contracts are generally valued at their last sale price prior to the time at which the net asset value per share of a ProFund VP is determined. If there was no sale on that day, exchange-traded options will be valued at the last bid quote, options traded in the OTC market will be valued at the average of the last bid quotes as obtained from two or more dealers (unless there is only one dealer, in which case that dealer’s quote is used), and futures contracts will be valued at their last sale price prior to that time at which the ProFund VP determines its net asset value unless there was no sale on that day, in which case the value of a futures contract purchased by a ProFund VP will be valued at the last bid quote (if purchased by a ProFund VP) or the last asked quote (if sold by a ProFund VP). Valuation of certain derivatives is performed using procedures approved by the Trust’s Board of Trustees.

When the Advisor determines that the price of a security is not readily available, it may in good faith, establish a fair value for that security in accordance with procedures established by and under the general supervision and responsibility of the Trust’s Board of Trustees.

Repurchase Agreements

Under a repurchase agreement, a ProFund VP purchases a debt security and simultaneously agrees to sell the security back to the seller at a mutually agreed-upon future price and date, normally one day or a few days later. The resale price is greater than the purchase price, reflecting an agreed-upon market interest rate during the purchaser’s holding period. While the maturities of the underlying securities in repurchase transactions may be more than one year, the term of each repurchase agreement will always be less than one year. A ProFund VP will enter into repurchase agreements only with large, well-capitalized and well-established financial institutions. The creditworthiness of each of the firms which is a party to a repurchase agreement with the ProFund VP.

A ProFund VP requires that the securities received as collateral in a repurchase agreement transaction be transferred to the custodian in a manner sufficient to enable the ProFund VP to obtain those securities in the event of a counterparty default. The seller, under the repurchase agreement, is required to maintain the value of the securities held at not less than the repurchase price, including accrued interest. In the event of a default or bankruptcy by a selling financial institution, a ProFund VP will seek to liquidate such collateral which could involve certain costs or delays and, to the extent that proceeds from any sale upon a default of the obligation to repurchase were less than the repurchase price, the ProFund VP could suffer a loss.

Short Sales

A ProFund VP may engage in short sales. When a ProFund VP engages in a short sale, the ProFund VP records a liability for securities sold short and records an asset equal to the proceeds received. The amount of the liability is

6

PROFUNDS VP

Notes to Financial Statements (continued)

December 31, 2003

subsequently marked to market to reflect the market value of the securities sold short. The ProFund VP may also incur dividend expense if a security that has been sold short declares a dividend. The ProFund VP maintains a segregated account of securities as collateral for outstanding short sales. The ProFund VP is exposed to market risk based on the amount, if any, that the market value of the securities sold short exceeds the proceeds received.

Short sales involve elements of market risk and exposure to loss in excess of the amounts reflected on the Statement of Assets and Liabilities. This risk is potentially unlimited, as a ProFund VP that sells a security short without hedging will be exposed to any market value increase in the security sold short.

Futures Contracts

A ProFund VP may purchase or sell stock index futures contracts and options thereon as a substitute for a comparable market position in the underlying securities or to satisfy regulatory requirements. A futures contract generally obligates the seller to deliver (and the purchaser to take delivery of) the specified commodity on the expiration date of the contract. A stock index futures contract obligates the seller to deliver (and the purchaser to take) an amount of cash equal to a specific dollar amount multiplied by the difference between the final settlement price of a specific stock index futures contract and the price at which the agreement is made. No physical delivery of the underlying stocks in the index is made. Futures contracts may also be closed by entering into an offsetting transaction prior to settlement. Upon entering into a contract, the ProFund VP is required to deposit and maintain as collateral such initial margin as required by the exchange on which the transaction is effected. A portion of the initial margin is reflected on the Statement of Assets and Liabilities as segregated cash balances with brokers for futures contracts and is restricted as to its use. Pursuant to the contract, the ProFund VP agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the ProFund VP as unrealized gains or losses. The ProFund VP will realize a gain or loss upon closing of a futures transaction.

Futures contracts involve, to varying degrees, elements of market risk and exposure to loss in excess of the amount reflected in the Statements of Assets and Liabilities. The face or contract amounts reflect the extent of the total exposure each ProFund VP has in the particular classes of instruments. The primary risks associated with futures contracts are imperfect correlation between movements in the price of the futures and the market value of the underlying securities the possibility of an illiquid market for a futures contract.

Index Options and Options on Futures Contracts

A ProFund VP may purchase and write options on stock indexes to create investment exposure consistent with their investment objectives, hedge or limit the exposure of their positions and create synthetic money market positions. A stock index fluctuates with changes in the market values of the stocks included in the index. Options on stock indexes give the holder the right to receive an amount of cash upon exercise of the option. Receipt of this cash amount will depend upon the closing level of the stock index upon which the option is based being greater than (in the case of a call) or less than (in the case of a put) the exercise price of the option. The amount of cash received, if any, will be the difference between the closing price of the index and the exercise price of the option multiplied by a specified dollar multiple. All settlements of index options transactions are in cash. Put and call options purchased are accounted for in the same manner as portfolio securities. For options on futures contracts, the cost of securities acquired through the exercise of call options is increased by the premiums paid. The proceeds from securities sold through the exercise of put options are decreased by the premiums paid. Options are valued daily and unrealized appreciation or depreciation is recorded. The ProFund VP will realize a gain or loss upon the expiration or closing of the option transaction.

Index options and options on futures contracts are subject to substantial risks. The primary risks include the risk of imperfect correlation between the option price and the value of the underlying securities composing the stock index selected and the possibility of an illiquid market for the options or the inability of counterparties to perform.

Swap Agreements

A ProFund VP may enter into total return swap agreements for purposes of pursuing their investment objectives or as a substitute for investing directly in securities, or to manage exposure to a market or security. Swap agreements are two-party contracts for periods ranging from a day to more than one year. In a standard “swap” transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. The amount to be exchanged or “swapped” between the parties is calculated with respect to a “notional amount,” e.g., the return on or increase in value of a particular dollar amount invested in a “basket” of securities. Most swap agreements entered into by a ProFund VP calculate the obligations of the parties to the agreement on a “net basis”. Consequently, a ProFund VP’s current obligations (or rights) under a swap agreement will generally be equal only to the net amount to be paid or received under the contract based on the relative values of such obligations (or rights) (the “net amount”). A ProFund VP’s current obligations under a swap agreement are accrued daily (offset against any amounts owing to the ProFund VP) and any accrued but unpaid net amounts owed to a swap counterparty are covered by segregated assets.

7

PROFUNDS VP

Notes to Financial Statements (continued)

December 31, 2003

In a “long” swap agreement, the counterparty will generally agree to pay the ProFund VP the amount, if any, by which the notional amount of the swap agreement would have increased in value had it been invested in the particular instruments, plus the dividends or interest that would have been received on those instruments. The ProFund VP will agree to pay to the counterparty a floating rate of interest on the notional amount of the swap agreement plus the amount, if any, by which the notional amount would have decreased in value had it been invested in such instruments plus, in certain instances, commissions or trading spreads on the notional amount. Therefore, the return to the ProFund VP on a long swap agreement should be the gain or loss on the notional amount plus dividends or interest on the instruments less the interest paid by the ProFund VP on the notional amount. Payments may be made at the conclusion of a swap agreement or periodically during its term. Swap agreements do not involve the delivery of securities or other underlying instruments. The net amount of the excess, if any, of a ProFund VP’s obligations over its entitlements with respect to each equity swap is accrued on a daily basis and an amount of cash or liquid assets, having an aggregate net asset value at least equal to such accrued excess is maintained in a segregated account by a ProFund VP’s custodian. Until a swap agreement is settled in cash, the gain or loss on the notional amount plus dividends or interest on the instruments less the interest paid by the ProFund VP on the notional amount is recorded as “unrealized gains or losses on swap agreements” and when cash is exchanged, the gain or loss realized is recorded as “realized gains or losses on swap agreements”. Swap agreements are collateralized by the securities and cash of each particular ProFund VP.

A ProFund VP may enter into swap agreements that provide the opposite return of their benchmark index or security (“short” the index or security). Their operations is similar to that of the swaps disclosed above except that the counterparty pays interest to the ProFund on the notional amount outstanding and that dividends or interest on the underlying instruments reduce the value of the swap plus, in certain instances, the ProFund VP will agree to pay to the counterparty commissions or trading spreads on the notional amount. These amounts are netted with any unrealized appreciation or depreciation to determine the value of the swap.

Swap agreements involve, to varying degrees, elements of market risk and exposure to loss in excess of the amount reflected in the Statement of Assets and Liabilities. The notional amounts reflect the extent of the total investment exposure each ProFund VP has in under the swap agreement. The primary risks associated with the use of swap agreements are imperfect correlation between movements in the notional amount and the price of the underlying instruments and the inability of counterparties to perform. A ProFund VP bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty.

Securities Transactions and Related Income

Securities transactions are accounted for on the date the security is purchased or sold (trade date). Interest income is recognized on the accrual basis and includes, where applicable, the amortization of premium or discount. Dividend income is recorded on the ex-dividend date. Gains or losses realized on sales of securities are determined by comparing the identified cost of the security lot sold with the net sales proceeds.

Expenses

Expenses directly attributable to a ProFund VP are charged to the ProFund VP, while expenses which are attributable to more than one ProFund are allocated among the respective ProFunds based upon relative net assets or another appropriate basis.

Distributions to Shareholders

Each of the ProFunds VP intends to declare and distribute net investment income and net capital gains at least annually. The amount of distributions from net investment income and net realized gains are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles. These “book/tax” differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences do not require a reclassification.

Federal Income Tax

The ProFund VP intends to qualify each year as a regulated investment company (a “RIC”) under Subchapter M of the Internal Revenue Code of 1986, as amended. A RIC generally is not subject to federal income tax on income and gains distributed in a timely manner to its shareholders. The ProFunds VP intend to make timely distributions in order to avoid tax liability.

3.	Fees and Transactions with Affiliates and other Service Providers

The ProFund VP has entered into an Investment Advisory Agreement with the Advisor. Under this agreement, the ProFund VP pays the Advisor a fee at an annualized rate, based on the average daily net assets of each respective ProFund VP of 0.75%.

For its services as Administrator, the Trust paid BISYS an annual fee based on the following schedule of average net assets: 0.05% of average net assets from $0 to $2 billion, 0.04% on the next $3 billion of average net assets, 0.03% on the next $5 billion of average net assets, and 0.02% of average net assets over $10 billion. BISYS Fund Services, Inc.,

8

PROFUNDS VP

Notes to Financial Statements (continued)

December 31, 2003

also an affiliate of BISYS, acts as transfer agent and fund accounting agent for the ProFund VP for which it receives additional fees.

ProFund Advisors LLC, pursuant to a separate Management Services Agreement, performs certain client support services and other administrative services on behalf of the ProFund VP. For these services, each ProFund VP pays the Advisor a fee at the annual rate of 0.15% of its average daily net assets.

Under a distribution plan adopted by the Board of Trustees, each ProFund VP may pay financial intermediaries an annual fee of up to 0.25% of its average daily net assets as reimbursement or compensation for providing or procuring a variety of services relating to the promotion, sale and servicing of shares of the ProFund VP.

The Trust, on behalf of the ProFunds VP, has entered into an administrative services agreement with insurance companies pursuant to which the insurance companies will provide administrative services with respect to the ProFunds VP. For these services, the Trust may pay the insurance companies administrative services fees.

Certain Officers and a Trustee of the Trust are affiliated with the Advisor or the Administrator. Such Officers and Trustee receive no compensation from the ProFund VP for serving in their respective roles. Each of the two Non-Interested Trustee were compensated $10,500 ($21,000 total) in meeting and retainer fees during the year ended December 31, 2003.

The Advisor has contractually agreed to waive advisory and management services fees, and if necessary, reimburse certain other expenses of the ProFund VP for the period ended December 31, 2003 in order to limit the annual operating expenses to an annualized rate of 1.98% of its average daily net assets.

The Advisor may recoup the advisory and management services fees waived or limited and other expenses reimbursed by it within three years from the fiscal year in which they were taken. Such repayments shall be made monthly, but only to the extent that such repayments would not cause annualized operating expenses of the ProFund VP to exceed any expense limitations in place at that time. The Advisor voluntarily waived additional fees during the year ended December 31, 2003. As of December 31, 2003, the reimbursement that may potentially be made by the ProFund VP are as follows:

Expires 2005
ProFund VP Rising Rates Opportunity	$7,932

5.	Federal Income Tax Information

As of the latest tax year end of December 31, 2003, the following ProFund VP had net capital loss carryforwards to offset future net capital gains, if any, to the extent provided by the Treasury regulations. To the extent that these carryovers are used to offset future capital gains, it is probable that the gains so offset will not be distributed to shareholders:

Expires 2011
ProFund VP Rising Rates Opportunity	$1,935,661

As of the latest tax year end of December 31, 2003, the following ProFunds VP had additional net capital loss carryforwards, subject to certain limitations on availability, to offset future net capital gains, if any, as the successor of a merger. To the extent that these carryovers are used to offset future capital gains, it is probable that the gains so offset will not be distributed to shareholders:

	Expires 2010	Expires 2011	Total
ProFund VP Rising Rates Opportunity	$2,463,746	$26,871	$2,490,617

As of December 31, 2003, the components of accumulated earnings (deficit) on a tax basis were as follows:

	Accumulated Capital and Other Losses	Unrealized Appreciation (Depreciation)	Total Accumulated Earnings (Deficit)
ProFund VP Rising Rates Opportunity	$(4,426,278)	$363,847	$(4,062,431)

9

PROFUNDS VP

Notes to Financial Statements (continued)

December 31, 2003

As of December 31, 2003, the cost of securities for federal income tax purposes, the aggregate gross unrealized appreciation for all securities for which there was an excess of value over tax cost and the aggregate gross unrealized depreciation for all securities for which there was an excess of tax cost over value were as follows:

	Tax Cost	Tax Unrealized Appreciation	Tax Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
ProFund VP Rising Rates Opportunity	$76,041,118	$—	$(1)	$(1)

10

Report of Independent Auditors

To the Board of Trustees and Shareholders of ProFunds

In our opinion, the accompanying statement of assets and liabilities, including the schedule of portfolio investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of ProFund VP Rising Rates Opportunity at December 31, 2003, the results of its operations for the year then ended, the changes in its net assets and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2003 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

February 17, 2004

Columbus, Ohio

11

Trustees and Officers of ProFunds

Name, Address and Birth Date	Position(s) Held with the Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Non-Interested Trustees
Russell S. Reynolds, III c/o ProFunds 7501 Wisconsin Avenue, Suite 1000 Bethesda, MD 20814 Birth Date: 7/21/57	Trustee	Indefinite: 10/97 to present	Directorship Search Group, Inc. (Executive Recruitment): Managing Director [March 1993 to present]	77	Directorship Search Group, Inc.

Michael C. Wachs c/o ProFunds 7501 Wisconsin Avenue, Suite 1000 Bethesda, MD 20814 Birth Date: 10/21/61	Trustee	Indefinite: 10/97 to present	AMC Delancey Group, Inc. (Real Estate Development): Vice President [January 2001 to present]; Delancey Investment Group, Inc. (Real Estate Development): Vice President [May 1996 to December 2000]	77	AMC Delancey Group, Inc.
Interested Trustee
Michael L. Sapir* 7501 Wisconsin Avenue, Suite 1000 Bethesda, MD 20814 Birth Date: 5/19/58	Trustee	Indefinite: 4/97 to present	Chairman and Chief Executive Officer of the Advisor [May 1997 to present]	77	None

*	Mr. Sapir may be deemed to be an “interested person,” as defined by the 1940 Act, because of his employment with the Advisor.

Name, Address and Birth Date	Position(s) Held with the Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years
Executive Officers
Michael L. Sapir 7501 Wisconsin Avenue, Suite 1000 Bethesda, MD 20814 Birth Date: 5/19/58	Chairman	Indefinite: 4/97 to present	Chairman and Chief Executive Officer of the Advisor [May 1997 to present]

Louis M. Mayberg 7501 Wisconsin Avenue, Suite 1000 Bethesda, MD 20814 Birth Date: 8/9/62	President	Indefinite: 2/03 to present	President of the Advisor [May 1997 to present]

Marc R. Bryant 7501 Wisconsin Avenue, Suite 1000 Bethesda, MD 20814 Birth Date: 2/8/66	Secretary	Indefinite: 2/03 to present	Vice President and Chief Legal Counsel of the Advisor [July 2001 to present]; GE Investment Management Inc; Vice President and Associate General Counsel [April 1998 to June 2001]; Kirkpatrick & Lockhart LLP; Attorney [Prior to April 1998]

12

Trustees and Officers of ProFunds (continued)

Name, Address and Birth Date	Position(s) Held with the Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years

Troy A. Sheets 3435 Stelzer Road Columbus, OH 43219 Birth Date: 5/29/71	Treasurer	Indefinite: 6/02 to present	BISYS Fund Services: Vice President of Financial Services [April 2002 to present]; KPMG LLP: Senior Manager [August 1993 to March 2002]

John Danko 3435 Stelzer Road Columbus, OH 43219 Birth Date: 4/17/67	Vice President	Indefinite: 8/99 to present	BISYS Fund Services: Director of Client Services [February 1997 to present]

The Fund’s Statement of Additional Information includes additional information about the Fund’s Trustees and Officers. To receive your free copy of the Statement of Additional Information, call toll-free 1-888-776-3637.

13

ProFundsTM

This report is submitted for the general information of the shareholders of the ProFund VP. It is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

INNOVATIONS IN INDEXING®

12/03

ULTRA PROFUND VP

UltraBull

>	Annual Report

December 31, 2003

>  Table of Contents

i	MESSAGE FROM THE CHAIRMAN
ii	MANAGEMENT DISCUSSION OF FUND PERFORMANCE

SCHEDULE OF PORTFOLIO INVESTMENTS AND FINANCIAL STATEMENTS

1	ProFund VP UltraBull

11	NOTES TO FINANCIAL STATEMENTS

16	REPORT OF INDEPENDENT AUDITORS

17	TRUSTEES AND OFFICERS OF PROFUNDS

Message from the Chairman

2003: Year of Contrasts, Recovery and Growth

Dear Shareholders:

I am pleased to present the Annual Report to Shareholders of ProFunds VP for the 12 months ended December 31, 2003.

The year was marked by contrasts. On one hand, geopolitical tensions epitomized by the second Gulf War as well as a perception of high unemployment lent an air of uncertainty to the U.S. economy. On the other hand, during the second half of the year we witnessed a resurgence of economic growth.

Many believe the expansion in the economy was spurred by historically low short-term interest rates and stimulative tax and spending polices. Others suggest the turnaround was just the business cycle curving up after several years of a downward trend.

In either case, virtually no one denied that the force of the economic recovery was powerful.

Along with economic growth—or at least, in anticipation of it—came significantly higher stock prices as the year progressed. For the year, the S&P 500 and the NASDAQ-100 rose 26.38% and 49.12%, respectively. As markets rose, mutual fund investors shifted from a defensive posture to one of greater interest in equity funds.

ProFunds, saw significant growth during 2003. We began the year as a $3.0 billion mutual fund complex and ended it with $5.4 billion in assets under management—an increase of 79%.

Michael L. Sapir—Chairman

That growth can be attributed to a variety of factors —not least among them the flexibility ProFunds afford investors to respond to changing market and economic conditions.

In the pages that follow, you’ll find a detailed discussion of ProFunds’ performance for 2003. We urge you to read this material closely.

We deeply appreciate and are honored by the confidence you have expressed in ProFunds. Be assured that we do not take your trust for granted.

Sincerely,

Michael L. Sapir

Chairman

The above information is not a part of the Annual Report.

i

PROFUNDS VP

Management Discussion of Fund Performance

Investment Strategies and Techniques:

ProFund Advisors uses a mathematical approach in seeking to achieve the investment objective of each ProFund VP. Using this approach, ProFund Advisors (PFA) determines the type, quantity and mix of investment positions that a ProFund VP should hold to approximate the performance of its benchmark.1

ProFund Advisors does not invest the assets of the ProFunds VP in securities or financial instruments based on its view of the investment merit of a particular security, instrument, or company, nor does it conduct conventional stock research or analysis, or forecast stock market movement or trends. Each ProFund VP seeks to remain fully invested at all times in securities or financial instruments that provide exposure to its benchmark without regard to market conditions, trends or direction.

The ProFunds VP do not seek to provide correlation with their benchmarks over a period of time other than daily because mathematical compounding prevents the ProFunds VP from achieving such results.

Factors that materially affected the performance of each ProFunds VP during 20032:

The major factors that influenced the performance of the ProFunds VP included the cumulative effect of the daily performance of each ProFund VP’s benchmark, the amount of leverage, if any, employed by a ProFund VP, and whether the ProFund VP is designed to have direct or inverse correlation to an index or security. Other factors that affected the performance of the ProFunds VP include, but are not limited to, dividends, fees, expenses, transaction costs, and interest rates.

•	Benchmark Performance: The performance of the index or security underlying each ProFund VP’s benchmark is the principal driving factor of performance. An index is a statistical composite that tracks a specified financial market or sector. Unlike the ProFunds VP, indices do not actually hold a portfolio of securities and/or financial instruments, and therefore do not incur fees, expenses, and transaction costs incurred by the ProFunds VP. Fees, expenses, and transaction costs negatively impact the performance of the ProFunds VP. Please refer to the fund specific pages that follow for a discussion of factors materially affecting the index or security underlying each ProFund VP’s benchmark, as well as for each ProFund VP’s performance. Performance for each ProFund VP will differ from the underlying index performance.
•	Leverage and Correlation: Each of the ProFunds VP is benchmarked to a positive or negative multiple of an index’s or a security’s daily return. The performance of ProFund VP UltraBull has a daily investment objective that is greater than 100% of the daily performance of an index or security. This ProFund VP was impacted proportionally more by the daily performance of the index or security and by the factors affecting that index or security.

General Factors Effecting Benchmark and Fund Performance:

In 2003, the S&P 500 index rose 26.4%. Global equity markets also posted strong gains, with the DJ World ex-US index rising 38.6% in US dollar terms.

We believe that the major factors affecting the domestic equity markets generally included a rebounding U.S. economy, a continued low interest rate environment, a low inflation environment and some easing of geopolitical tensions. Investor confidence in the improving economy also seemed to outweigh the cumulative effect of corporate scandals.

By many measures the U.S. economy was healthier in 2003 than the year earlier. The Gross Domestic Product grew at an 8.2% annualized rate in the third quarter, following more subdued growth rates in the first and second quarters of the year. Tax cuts led to greater consumer spending while aggregate measures of U.S. corporate profits finished 2003 with strong double digit growth rates. On a less positive note, the widening U.S. government deficit raised the specter of higher interest rates in the future.

In 2003, the Fed decreased the Fed Funds rate to 1.0%, a 45-year low. Generally low real (inflation-adjusted) interest rates allowed homeowners and corporations to further reduce their costs of borrowing. During much of the year, the Federal Reserve expressed a greater concern regarding potential deflation, or a decline in overall price levels, than regarding potential inflation.

Geopolitical issues were front and center again in 2003. The fall of Saddam Hussein’s regime in March and the formal resolution of the war with Iraq helped propel equity markets higher, despite mounting concerns about continuing casualties in the region.

Factors more specific to the performance of each Benchmark and each ProFund VP are discussed in the pages that follow.

1	A benchmark can be any objective standard of investment performance that a mutual fund uses to measure its return, such as a multiple of the return of a stock index. For example, ProFund VP UltraBull has a benchmark of 200% the daily return of the S&P 500 Index.
2	Past performance is no guarantee of future results.

ii

ProFund VP UltraBull

The ProFund VP UltraBull seeks daily investment results, before fees and expenses, that correspond to twice the daily performance of the S&P 500® Index. Prior to May 1, 2003, ProFund VP UltraBull was named “ProFund VP Bull Plus” and sought daily investment results, before fees and expenses, which corresponded to 150% of the daily performance of the S&P 500 Index. For the year ended December 31, 2003, the Fund had a total return of 52.93%1, compared to a return of 26.38%2 for the Index. For the year, the Fund achieved an average daily statistical correlation of over 0.99 to its daily investment objective.3

The Fund applies a mathematical approach to investing. In doing so it takes positions in securities and/or financial instruments that, in combination, should have similar daily return characteristics as twice that of the Index. The S&P 500 Index is a measure of large-cap U.S. stock market performance. It is a capitalization weighted index of 500 U.S. operating companies and REITS selected by an S&P committee through a non-mechanical process that factors criteria such as liquidity, price, market capitalization, financial viability, and public float. Reconstitution occurs both on a quarterly and on an ongoing basis.

The performance of the S&P 500 Index (and thus the Fund) was driven largely by systemic factors affecting the U.S. equity markets. Improving corporate profit projections and expectations that the interest rate environment would remain low supported higher equity valuations. Investor confidence in the improving economy seemed to outweigh any concerns over corporate scandals. Of the ten highest weighted constituents of the Index at the beginning of the year, the top performers in terms of stock price return were Citigroup (+37.94%), General Electric (+27.23%), and IBM (+19.59%), while the poorest performers were Merck (-13.77%), Johnson & Johnson (-3.82%), and WalMart (+5.03%.) Since this Fund has a daily investment objective that is greater than 100% of the daily performance of the benchmark index, it was impacted proportionally more by the daily performance of the benchmark index and by the factors affecting the index.

Value of a $10,000 Investment*

* The line graph represents historical performance of a hypothetical investment of $10,000 in the ProFund VP UltraBull from January 22, 2001 to December 31, 2003 assuming the reinvestment of distributions. The historical performance information presented reflects performance during a period (prior to May 1, 2003) when the ProFund VP UltraBull sought daily investment results, before fees and expenses, that corresponded to 150% of the daily performance of the S&P 500 Index.

Average Annual Total Return as of 12/31/031

	1 Year	Since Inception (1/22/01)

ProFund VP UltraBull	52.93%	(9.75)%

S&P 500 Index	26.38%	(6.22)%

1 Past performance does not guarantee future results. Total return calculations assume the reinvestment of distributions and do not reflect the effect of taxes. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and net asset value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. During the period, certain fees were reduced. If such fee reductions had not occurred, the quoted performance would be lower. Performance numbers are net of all Fund expenses but do not include any insurance, sales, or administrative charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower. The historical performance information presented reflects performance during a period (prior to May 1, 2003) when the ProFund VP UltraBull sought daily investment results, before fees and expenses, that corresponded to 150% of the daily performance of the S&P 500 Index.

2 The S&P 500 Index is a price return index and does not reflect the reinvestment of dividends, the impact of transaction costs, nor the deduction of expenses associated with a mutual fund such as investment management and accounting fees. It is not possible to invest directly in an index. The Fund’s performance does reflect the reinvestment of dividends, the impact of transaction costs and the deduction of fees and expenses.

3 1.00 equals perfect correlation.

The above information is not covered by the Report of Independent Auditors.

1

PROFUNDS VP ProFund VP UltraBull	Schedule of Portfolio Investments December 31, 2003

Common Stocks (86.0%)

	Shares	Value

3M Co.	4,500	$382,634
Abbott Laboratories	9,000	419,400
ACE, Ltd.	1,590	65,858
ADC Telecommunications, Inc.*	4,620	13,721
Adobe Systems, Inc.	1,350	53,055
Advanced Micro Devices, Inc.*	2,010	29,949
AES Corp.*	3,570	33,701
Aetna, Inc.	870	58,795
AFLAC, Inc.	2,940	106,369
Agilent Technologies, Inc.*	2,730	79,825
Air Products & Chemicals, Inc.	1,320	69,736
Alberto-Culver Co.—Class B	330	20,816
Albertson’s, Inc.	2,100	47,565
Alcoa, Inc.	4,980	189,240
Allegheny Energy, Inc.*	720	9,187
Allegheny Technologies, Inc.	450	5,949
Allergan, Inc.	750	57,608
Allied Waste Industries, Inc.*	1,200	16,656
Allstate Corp.	4,050	174,231
Alltel Corp.	1,800	83,844
Altera Corp.*	2,190	49,713
Altria Group, Inc.	11,670	635,082
Ambac Financial Group, Inc.	600	41,634
Amerada Hess Corp.	510	27,117
Ameren Corp.	930	42,780
American Electric Power, Inc.	2,280	69,563
American Express Co.	7,410	357,384
American Greetings Corp.—Class A*	390	8,529
American International Group, Inc.	15,000	994,201
American Power Conversion Corp.	1,140	27,873
American Standard Cos.*	420	42,294
AmerisourceBergen Corp.	630	35,375
Amgen, Inc.*	7,410	457,937
AmSouth Bancorp	2,010	49,245
Anadarko Petroleum Corp.	1,440	73,454
Analog Devices, Inc.	2,100	95,864
Andrew Corp.*	870	10,014
Anheuser-Busch Companies, Inc.	4,680	246,542
Anthem, Inc.*	810	60,750
AON Corp.	1,800	43,092
Apache Corp.	930	75,423
Apartment Investment & Management Co.—Class A	540	18,630
Apollo Group, Inc.—Class A*	1,020	69,360
Apple Computer, Inc.*	2,070	44,236
Applera Corp.—Applied Biosystems Group	1,200	24,852
Applied Materials, Inc.*	9,570	214,846
Applied Micro Circuits Corp.*	1,770	10,585
Archer-Daniels-Midland Co.	3,720	56,618
Ashland, Inc.	390	17,183
AT&T Corp.	4,530	91,959
AT&T Wireless Services, Inc.*	15,600	124,644
Autodesk, Inc.	630	15,485
Automatic Data Processing, Inc.	3,420	135,466
AutoNation, Inc.*	1,590	29,208
AutoZone, Inc.*	510	43,457
Avaya, Inc.*	2,400	31,056
Avery Dennison Corp.	630	35,293
Avon Products, Inc.	1,350	91,112

Common Stocks, continued

	Shares	Value

Baker Hughes, Inc.	1,920	$61,747
Ball Corp.	330	19,658
Bank of America Corp.	8,550	687,676
Bank of New York Company, Inc.	4,440	147,053
Bank One Corp.	6,420	292,688
Bard (C.R.), Inc.	300	24,375
Bausch & Lomb, Inc.	300	15,570
Baxter International, Inc.	3,510	107,125
BB&T Corp.	3,150	121,716
Bear Stearns Cos., Inc.	570	45,572
Becton, Dickinson & Co.	1,470	60,476
Bed Bath & Beyond, Inc.*	1,710	74,129
BellSouth Corp.	10,620	300,546
Bemis Company, Inc.	300	15,000
Best Buy Co., Inc.	1,860	97,166
Big Lots, Inc.*	660	9,379
Biogen Idec, Inc.*	1,895	69,698
Biomet, Inc.	1,470	53,523
BJ Services Co.*	900	32,310
Black & Decker Corp.	450	22,194
Block H & R, Inc.	1,020	56,477
BMC Software, Inc.*	1,290	24,059
Boeing Co.	4,830	203,536
Boise Cascade Corp.	510	16,759
Boston Scientific Corp.*	4,710	173,140
Bristol-Myers Squibb Co.	11,160	319,176
Broadcom Corp.—Class A*	1,740	59,317
Brown-Forman Corp.	360	33,642
Brunswick Corp.	540	17,188
Burlington Northern Santa Fe Corp.	2,130	68,906
Burlington Resources, Inc.	1,140	63,133
Calpine Corp.*	2,370	11,400
Campbell Soup Co.	2,370	63,516
Capital One Financial Corp.	1,320	80,903
Cardinal Health, Inc.	2,490	152,288
Carnival Corp.	3,630	144,220
Caterpillar, Inc.	2,010	166,870
Cendant Corp.	5,820	129,610
CenterPoint Energy, Inc.	1,770	17,151
Centex Corp.	360	38,755
CenturyTel, Inc.	840	27,401
Charter One Financial, Inc.	1,290	44,570
ChevronTexaco Corp.	6,150	531,299
Chiron Corp.*	1,080	61,549
Chubb Corp.	1,080	73,548
CIENA Corp.*	2,730	18,127
CIGNA Corp.	810	46,575
Cincinnati Financial Corp.	930	38,948
Cinergy Corp.	1,020	39,586
Cintas Corp.	990	49,629
Circuit City Stores, Inc.	1,200	12,156
Cisco Systems, Inc.*	39,690	964,069
Citigroup, Inc.	29,670	1,440,181
Citizens Communications Co.*	1,650	20,493
Citrix Systems, Inc.*	930	19,725
Clear Channel Communications, Inc.	3,540	165,778
Clorox Co.	1,200	58,272
CMS Energy Corp.*	930	7,924
Coca-Cola Co.	14,100	715,576
Coca-Cola Enterprises, Inc.	2,610	57,081

See accompanying notes to the financial statements.

2

PROFUNDS VP ProFund VP UltraBull	Schedule of Portfolio Investments December 31, 2003

Common Stocks, continued

	Shares	Value

Colgate-Palmolive Co.	3,090	$154,655
Comcast Corp.—Special Class A*	12,930	425,009
Comerica, Inc.	1,020	57,181
Computer Associates International, Inc.	3,330	91,042
Computer Sciences Corp.*	1,080	47,768
Compuware Corp.*	2,220	13,409
Comverse Technology, Inc.*	1,110	19,525
ConAgra Foods, Inc.	3,090	81,545
Concord EFS, Inc.*	2,670	39,623
ConocoPhillips	3,900	255,723
Consolidated Edison, Inc.	1,290	55,483
Constellation Energy Group, Inc.	960	37,594
Convergys Corp.*	810	14,143
Cooper Industries, Ltd.—Class A	540	31,282
Cooper Tire & Rubber Co.	420	8,980
Coors (Adolph) Co.—Class B	210	11,781
Corning, Inc.*	7,650	79,790
Costco Wholesale Corp.*	2,640	98,155
Countrywide Credit Industries, Inc.	1,070	81,160
Crane Co.	330	10,144
CSX Corp.	1,230	44,206
Cummins, Inc.	240	11,746
CVS Corp.	2,280	82,354
Dana Corp.	840	15,414
Danaher Corp.	870	79,823
Darden Restaurants, Inc.	960	20,198
Deere & Co.	1,380	89,768
Dell, Inc.*	14,730	500,231
Delphi Automotive Systems Corp.	3,210	32,774
Delta Air Lines, Inc.	720	8,503
Deluxe Corp.	300	12,399
Devon Energy Corp.	1,350	77,301
Dillard’s, Inc.—Class A	480	7,901
Dollar General Corp.	1,950	40,931
Dominion Resources, Inc.	1,860	118,724
Donnelley (R.R.) & Sons Co.	660	19,899
Dover Corp.	1,170	46,508
Dow Chemical Co.	5,280	219,489
Dow Jones & Company, Inc.	480	23,928
DTE Energy Co.	960	37,824
Du Pont (E.I.) de Nemours	5,730	262,949
Duke Energy Corp.	5,220	106,749
Dynegy, Inc.—Class A*	2,160	9,245
Eastman Chemical Co.	450	17,789
Eastman Kodak Co.	1,650	42,356
Eaton Corp.	450	48,591
eBay, Inc.*	3,720	240,274
Ecolab, Inc.	1,470	40,234
Edison International*	1,860	40,790
El Paso Corp.	3,510	28,747
Electronic Arts, Inc.*	1,710	81,704
Electronic Data Systems Corp.	2,760	67,730
Eli Lilly & Co.	6,450	453,629
EMC Corp.*	13,830	178,684
Emerson Electric Co.	2,430	157,343
Engelhard Corp.	720	21,564
Entergy Corp.	1,320	75,412
EOG Resources, Inc.	660	30,472
Equifax, Inc.	810	19,845
Equity Office Properties Trust	2,310	66,182

Common Stocks, continued

	Shares	Value

Equity Residential Properties Trust	1,590	$46,921
Exelon Corp.	1,890	125,420
Express Scripts, Inc.—Class A*	450	29,894
Exxon Mobil Corp.	38,010	1,558,410
Family Dollar Stores, Inc.	990	35,521
Fannie Mae	5,580	418,835
Federated Department Stores, Inc.	1,050	49,487
Federated Investors, Inc.—Class B	630	18,497
FedEx Corp.	1,710	115,424
Fifth Third Bancorp	3,270	193,257
First Data Corp.	4,200	172,578
First Tennessee National Corp.	720	31,752
FirstEnergy Corp.	1,890	66,528
Fiserv, Inc.*	1,110	43,856
Fleet Boston Financial Corp.	6,060	264,519
Fluor Corp.	480	19,027
Ford Motor Co.	10,530	168,480
Forest Laboratories, Inc.*	2,100	129,780
Fortune Brands, Inc.	840	60,052
FPL Group, Inc.	1,050	68,691
Franklin Resources, Inc.	1,440	74,966
Freddie Mac	3,990	232,697
Freeport-McMoRan Copper & Gold, Inc.—Class B	990	41,709
Gannett Co., Inc.	1,560	139,090
Gap, Inc.	5,160	119,764
Gateway, Inc.*	1,860	8,556
General Dynamics Corp.	1,140	103,045
General Electric Co.	57,720	1,788,165
General Mills, Inc.	2,160	97,848
General Motors Corp.	3,210	171,414
Genuine Parts Co.	990	32,868
Genzyme Corp.—General Division*	1,290	63,649
Georgia Pacific Corp.	1,470	45,085
Gillette Co.	5,820	213,769
Golden West Financial Corp.	870	89,775
Goodrich Corp.	690	20,486
Goodyear Tire & Rubber Co.*	1,020	8,017
Grainger (W.W.), Inc.	510	24,169
Great Lakes Chemical Corp.	300	8,157
Guidant Corp.	1,740	104,748
Halliburton Co.	2,520	65,520
Harley-Davidson, Inc.	1,740	82,702
Harrah’s Entertainment, Inc.	630	31,355
Hartford Financial Services Group, Inc.	1,620	95,629
Hasbro, Inc.	990	21,067
HCA, Inc.	2,850	122,435
Health Management Associates, Inc.—Class A	1,380	33,120
Heinz (H.J.) Co.	2,010	73,224
Hercules, Inc.*	630	7,686
Hershey Foods Corp.	750	57,743
Hewlett-Packard Co.	17,520	402,434
Hilton Hotels Corp.	2,190	37,515
Home Depot, Inc.	13,080	464,209
Honeywell International, Inc.	4,950	165,479
Humana, Inc.*	930	21,251
Huntington Bancshares, Inc.	1,320	29,700
Illinois Tool Works, Inc.	1,770	148,521
IMS Health, Inc.	1,380	34,307

See accompanying notes to the financial statements.

3

PROFUNDS VP ProFund VP UltraBull	Schedule of Portfolio Investments December 31, 2003

Common Stocks, continued

	Shares	Value

Ingersoll-Rand Co.—Class A	990	$67,201
Intel Corp.	37,560	1,209,431
International Business Machines Corp.	9,900	917,532
International Flavors & Fragrances, Inc.	540	18,857
International Game Technology	1,980	70,686
International Paper Co.	2,760	118,983
Interpublic Group of Companies, Inc.*	2,370	36,972
Intuit, Inc.*	1,140	60,317
ITT Industries, Inc.	540	40,073
J.P. Morgan Chase & Co.	11,730	430,842
Jabil Circuit, Inc.*	1,140	32,262
Janus Capital Group, Inc.	1,380	22,646
JDS Uniphase Corp.*	8,250	30,113
Jefferson-Pilot Corp.	810	41,027
John Hancock Financial Services, Inc.	1,650	61,875
Johnson & Johnson	17,070	881,835
Johnson Controls, Inc.	510	59,221
Jones Apparel Group, Inc.	720	25,366
KB Home	270	19,580
Kellogg Co.	2,340	89,107
Kerr-McGee Corp.	570	26,499
KeyCorp	2,400	70,368
KeySpan Corp.	900	33,120
Kimberly-Clark Corp.	2,910	171,952
Kinder Morgan, Inc.	720	42,552
King Pharmaceuticals, Inc.*	1,380	21,059
KLA-Tencor Corp.*	1,110	65,124
Knight Ridder, Inc.	450	34,817
Kohls Corp.*	1,950	87,633
Kroger Co.*	4,290	79,408
Leggett & Platt, Inc.	1,110	24,009
Lexmark International Group, Inc.*	750	58,980
Limited, Inc.	2,970	53,549
Lincoln National Corp.	1,020	41,177
Linear Technology Corp.	1,800	75,726
Liz Claiborne, Inc.	630	22,340
Lockheed Martin Corp.	2,580	132,612
Loews Corp.	1,080	53,406
Louisiana-Pacific Corp.*	600	10,728
Lowe’s Cos., Inc.	4,530	250,917
LSI Logic Corp.*	2,190	19,425
Lucent Technologies, Inc.*	24,120	68,501
Manor Care, Inc.	510	17,631
Marathon Oil Corp.	1,770	58,569
Marriott International, Inc.—Class A	1,320	60,984
Marsh & McLennan Companies, Inc.	3,060	146,543
Marshall & Ilsley Corp.	1,290	49,343
Masco Corp.	2,670	73,185
Mattel, Inc.	2,460	47,404
Maxim Integrated Products, Inc.	1,890	94,122
May Department Stores Co.	1,650	47,966
Maytag Corp.	450	12,533
MBIA, Inc.	840	49,753
MBNA Corp.	7,350	182,648
McCormick & Co., Inc.	810	24,381
McDonald’s Corp.	7,290	181,011
McGraw-Hill Companies, Inc.	1,110	77,611
McKesson Corp.	1,680	54,029
MeadWestvaco Corp.	1,140	33,915
Medco Health Solutions, Inc.*	1,560	53,024

Common Stocks, continued

	Shares	Value

MedImmune, Inc.*	1,410	$35,814
Medtronic, Inc.	6,960	338,326
Mellon Financial Corp.	2,460	78,991
Merck & Co., Inc.	12,780	590,436
Mercury Interactive Corp.*	510	24,806
Meredith Corp.	300	14,643
Merrill Lynch & Co., Inc.	5,104	299,350
MetLife, Inc.	4,380	147,475
MGIC Investment Corp.	570	32,456
Micron Technology, Inc.*	3,510	47,280
Microsoft Corp.	62,160	1,711,887
Millipore Corp.*	270	11,624
Molex, Inc.	1,080	37,681
Monsanto Co.	1,500	43,170
Monster Worldwide, Inc.*	660	14,494
Moody’s Corp.	870	52,679
Morgan Stanley Dean Witter & Co.	6,240	361,109
Motorola, Inc.	13,380	188,257
Nabors Industries, Ltd.*	840	34,860
National City Corp.	3,510	119,129
National Semiconductor Corp.*	1,080	42,563
Navistar International Corp.*	390	18,677
NCR Corp.*	540	20,952
Network Appliance, Inc.*	1,980	40,649
New York Times Co.—Class A	870	41,577
Newell Rubbermaid, Inc.	1,590	36,204
Newmont Mining Corp.	2,490	121,039
Nextel Communications, Inc.—Class A*	6,330	177,620
NICOR, Inc.	240	8,170
Nike, Inc.—Class B	1,500	102,689
NiSource, Inc.	1,500	32,910
Noble Corp.*	780	27,908
Nordstrom, Inc.	780	26,754
Norfolk Southern Corp.	2,250	53,213
North Fork Bancorp, Inc.	870	35,209
Northern Trust Corp.	1,260	58,489
Northrop Grumman Corp.	1,050	100,380
Novell, Inc.*	2,160	22,723
Novellus Systems, Inc.*	870	36,584
Nucor Corp.	450	25,200
NVIDIA Corp.*	930	21,623
Occidental Petroleum Corp.	2,220	93,773
Office Depot, Inc.*	1,800	30,078
Omnicom Group	1,080	94,316
Oracle Corp.*	30,060	396,792
PACCAR, Inc.	660	56,179
Pactiv Corp.*	900	21,510
Pall Corp.	720	19,318
Parametric Technology Corp.*	1,530	6,028
Parker Hannifin Corp.	690	41,055
Paychex, Inc.	2,160	80,352
Penney (J.C.) Co.	1,560	40,997
Peoples Energy Corp.	210	8,828
PeopleSoft, Inc.*	2,160	49,248
PepsiCo, Inc.	9,870	460,139
PerkinElmer, Inc.	720	12,290
Pfizer, Inc.	43,890	1,550,633
PG&E Corp.*	2,370	65,815
Phelps Dodge Corp.*	510	38,806
Pinnacle West Capital Corp.	510	20,410

See accompanying notes to the financial statements.

4

PROFUNDS VP ProFund VP UltraBull	Schedule of Portfolio Investments December 31, 2003

Common Stocks, continued

	Shares	Value

Pitney Bowes, Inc.	1,350	$54,837
Plum Creek Timber Company, Inc.	1,050	31,973
PMC-Sierra, Inc.*	990	19,949
PNC Financial Services Group	1,590	87,021
Power-One, Inc.*	480	5,198
PPG Industries, Inc.	990	63,380
PPL Corp.	1,020	44,625
Praxair, Inc.	1,860	71,052
Principal Financial Group, Inc.	1,860	61,510
Procter & Gamble Co.	7,470	746,103
Progress Energy, Inc.	1,410	63,817
Progressive Corp.	1,230	102,816
Prologis Trust	1,020	32,732
Providian Financial Corp.*	1,680	19,555
Prudential Financial, Inc.	3,120	130,322
Public Service Enterprise Group, Inc.	1,350	59,130
Pulte Homes, Inc.	360	33,703
QLogic Corp.*	540	27,864
Qualcomm, Inc.	4,590	247,539
Quest Diagnostics, Inc.*	600	43,866
Qwest Communications International, Inc.*	10,170	43,934
R.J. Reynolds Tobacco Holdings	480	27,912
RadioShack Corp.	930	28,532
Raytheon Co.	2,400	72,096
Reebok International, Ltd.	330	12,976
Regions Financial Corp.	1,290	47,988
Robert Half International, Inc.*	990	23,107
Rockwell Collins, Inc.	1,020	30,631
Rockwell International Corp.	1,080	38,448
Rohm & Haas Co.	1,290	55,096
Rowan Companies, Inc.*	540	12,512
Ryder System, Inc.	360	12,294
Sabre Holdings Corp.	810	17,488
SAFECO Corp.	810	31,533
Safeway, Inc.*	2,550	55,871
Sanmina-SCI Corp.*	2,970	37,452
Sara Lee Corp.	4,530	98,346
SBC Communications, Inc.	19,020	495,851
Schering-Plough Corp.	8,460	147,119
Schlumberger, Ltd.	3,360	183,859
Schwab (Charles) Corp.	7,800	92,352
Scientific-Atlanta, Inc.	870	23,751
Sealed Air Corp.*	480	25,987
Sears, Roebuck & Co.	1,470	66,870
Sempra Energy	1,290	38,777
Sherwin-Williams Co.	840	29,182
Siebel Systems, Inc.*	2,850	39,530
Sigma-Aldrich Corp.	390	22,300
Simon Property Group, Inc.	1,110	51,437
SLM Corp.	2,580	97,214
Snap-on, Inc.	330	10,639
Solectron Corp.*	4,800	28,368
Southern Co.	4,200	127,049
SouthTrust Corp.	1,920	62,842
Southwest Airlines Co.	4,530	73,114
Sprint Corp. (FON Group)	5,190	85,220
Sprint Corp. (PCS Group)*	5,940	33,383
St. Jude Medical, Inc.*	990	60,737
St. Paul Companies, Inc.	1,320	52,338

Common Stocks, continued

	Shares	Value

Stanley Works	480	$18,178
Staples, Inc.*	2,850	77,805
Starbucks Corp.*	2,250	74,385
Starwood Hotels & Resorts Worldwide, Inc.	1,170	42,085
State Street Corp.	1,920	99,994
Stryker Corp.	1,140	96,911
Sun Microsystems, Inc.*	18,780	84,322
SunGard Data Systems, Inc.*	1,650	45,722
Sunoco, Inc.	450	23,018
SunTrust Banks, Inc.	1,620	115,830
SuperValu, Inc.	780	22,300
Symantec Corp.*	1,770	61,331
Symbol Technologies, Inc.	1,320	22,295
Synovus Financial Corp.	1,740	50,321
Sysco Corp.	3,720	138,495
T. Rowe Price Group, Inc.	720	34,135
Target Corp.	5,250	201,600
TECO Energy, Inc.	1,080	15,563
Tektronix, Inc.	480	15,168
Tellabs, Inc.*	2,400	20,232
Temple-Inland, Inc.	300	18,801
Tenet Healthcare Corp.*	2,670	42,854
Teradyne, Inc.*	1,110	28,250
Texas Instruments, Inc.	9,960	292,624
Textron, Inc.	780	44,507
The Pepsi Bottling Group, Inc.	1,500	36,270
Thermo Electron Corp.*	930	23,436
Thomas & Betts Corp.	330	7,554
Tiffany & Co.	840	37,968
Time Warner, Inc.*	26,010	467,920
TJX Companies, Inc.	2,880	63,504
Torchmark Corp.	660	30,056
Toys R Us, Inc.*	1,230	15,547
Transocean Sedco Forex, Inc.*	1,830	43,938
Travelers Property Casualty Corp.—Class B	5,790	98,256
Tribune Co.	1,800	92,880
Tupperware Corp.	330	5,722
TXU Corp.	1,860	44,119
Tyco International, Ltd.	11,490	304,485
U.S. Bancorp	11,100	330,558
Union Pacific Corp.	1,470	102,136
Union Planters Corp.	1,080	34,009
Unisys Corp.*	1,890	28,067
United Parcel Service, Inc.—Class B	6,450	480,847
United States Steel Corp.	600	21,012
United Technologies Corp.	2,700	255,879
UnitedHealth Group, Inc.	3,360	195,484
Univision Communications, Inc.—Class A*	1,860	73,823
Unocal Corp.	1,500	55,245
UnumProvident Corp.	1,710	26,967
UST, Inc.	960	34,262
Veritas Software Corp.*	2,460	91,414
Verizon Communications, Inc.	15,870	556,719
VF Corp.	630	27,241
Viacom, Inc.—Class B	10,050	446,019
Visteon Corp.	750	7,808
Vulcan Materials Co.	570	27,115

See accompanying notes to the financial statements.

5

PROFUNDS VP ProFund VP UltraBull	Schedule of Portfolio Investments December 31, 2003

Common Stocks, continued

	Shares	Value

Wachovia Corp.	7,620	$355,015
Wal-Mart Stores, Inc.	24,870	1,319,353
Walgreen Co.	5,880	213,914
Walt Disney Co.	11,760	274,361
Washington Mutual, Inc.	5,160	207,020
Waste Management, Inc.	3,360	99,456
Waters Corp.*	690	22,880
Watson Pharmaceuticals, Inc.*	630	28,980
Wellpoint Health Networks, Inc.*	870	84,381
Wells Fargo & Co.	9,720	572,410
Wendy’s International, Inc.	660	25,898
Weyerhaeuser Co.	1,260	80,640
Whirlpool Corp.	390	28,333
Williams Companies, Inc.	2,970	29,165
Winn-Dixie Stores, Inc.	810	8,060
Worthington Industries, Inc.	510	9,195
Wrigley (WM.) JR Co.	1,290	72,511
Wyeth	7,650	324,743
Xcel Energy, Inc.	2,280	38,714
Xerox Corp.*	4,560	62,928
Xilinx, Inc.*	1,980	76,705
XL Capital, Ltd.—Class A	780	60,489
Yahoo!, Inc.*	3,780	170,743
YUM! Brands, Inc.*	1,680	57,792
Zimmer Holdings, Inc.*	1,380	97,152
Zions Bancorp	510	31,278

TOTAL COMMON STOCKS (Cost $51,050,508)		58,710,010

U.S. Government Agency Obligations (4.8%)

	Principal Amount	Value
Federal National Mortgage Association, 0.50%, 01/02/04	$3,300,000	$3,299,954

TOTAL U.S. GOVERNMENT AGENCY OBLIGATION (Cost $3,299,954)		3,299,954

TOTAL INVESTMENT SECURITIES (Cost $54,350,462)—90.8%		62,009,964
Net other assets (liabilities)—9.2%		6,307,557

NET ASSETS—100.0%		$68,317,521

Futures Contracts Purchased

	Contracts	Unrealized Appreciation (Depreciation)
S&P 500 Futures Contract expiring March 2004 (Underlying face amount at value $48,176,250)	174	$1,647,667
E-Mini S&P 500 Futures Contract expiring March 2004 (Underlying face amount at value $332,250)	6	14,391

Swap Agreements

	Units	Unrealized Appreciation (Depreciation)
Equity Index Swap Agreement based on the S&P 500 Index expiring 01/29/04 (Underlying notional amount at value $23,278,185)	19,412	$350,847
Equity Index Swap Agreement based on the S&P 500 Index expiring 05/27/04 (Underlying notional amount at value $6,696,421)	6,022	100,907

See accompanying notes to the financial statements.

6

PROFUNDS VP ProFund VP UltraBull	Schedule of Portfolio Investments December 31, 2003

ProFund VP UltraBull invested, as a percentage of net assets, in the following industries, as of December 31, 2003:

Advertising	0.2%
Aerospace/Defense	1.3%
Agriculture	1.1%
Airlines	0.1%
Apparel	0.3%
Auto Manufacturers	0.6%
Auto Parts & Equipment	0.2%
Banks	6.0%
Beverages	2.3%
Biotechnology	1.0%
Building Materials	0.2%
Chemicals	1.4%
Commercial Services	0.8%
Computers	3.7%
Cosmetics/Personal Care	2.0%
Distribution/Wholesale	0.1%
Diversified Financial Services	6.1%
Electric	2.2%
Electrical Components & Equipment	0.3%
Electronics	0.5%
Engineering & Construction	0.1%
Entertainment	0.1%
Environmental Control	0.2%
Food	1.6%
Forest Products & Paper	0.5%
Gas	0.1%
Hand/Machine Tools	0.1%
Healthcare—Products	2.9%
Healthcare—Services	1.0%
Home Builders	0.1%
Home Furnishings	0.1%
Household Products/Wares	0.2%
Housewares	0.1%
Insurance	4.2%
Internet	0.7%
Iron/Steel	0.1%
Leisure Time	0.4%
Lodging	0.3%
Machinery—Diversified	0.3%
Machinery—Construction & Mining	0.2%
Media	3.3%
Metal Fabricate/Hardware	0.1%
Mining	0.6%
Miscellaneous Manufacturing	4.6%
Office/Business Equipment	0.2%
Oil & Gas	4.5%
Oil & Gas Services	0.5%

Packaging & Containers	0.1%
Pharmaceuticals	6.2%
Pipelines	0.2%
Real Estate Investment Trust	0.3%
Retail	6.1%
Savings & Loans	0.4%
Semiconductors	3.7%
Software	4.4%
Telecommunications	5.5%
Textiles	0.1%
Toys/Games/Hobbies	0.1%
Transportation	1.3%
Trucking & Leasing	0.1%
Other**	14.0%

*	Non-income producing securities
**	Including debt securities, repurchase agreements, options purchased, and net other assets (liabilities).

See accompanying notes to the financial statements.

7

PROFUNDS VP

ProFund VP UltraBull

Statement of Assets and Liabilities

December 31, 2003
Assets:
Investment securities, at value (cost $54,350,462)	$62,009,964
Cash	807,737
Segregated cash balances with brokers for futures contracts	3,492,070
Dividends and interest receivable	66,823
Receivable for capital shares issued	1,895,927
Unrealized appreciation on swap agreements	451,754
Prepaid expenses	445

Total Assets	68,724,720

Liabilities:
Payable for capital shares redeemed	279,851
Variation margin on futures contracts	21,582
Advisory fees payable	35,136
Management services fees payable	7,027
Administration fees payable	2,229
Administrative services fees payable	22,654
Distribution fees payable	14,425
Other accrued expenses	24,295

Total Liabilities	407,199

Net Assets	$68,317,521

Net Assets consist of:
Capital	$72,510,969
Accumulated net realized gains (losses) on investments	(13,966,762)
Net unrealized appreciation (depreciation) on investments	9,773,314

Net Assets	$68,317,521

Shares of Beneficial Interest Outstanding	3,078,203

Net Asset Value (offering and redemption price per share)	$22.19

Statement of Operations

For the year ended December 31, 2003
Investment Income:
Dividends	$546,187
Interest	62,020

Total Investment Income	608,207

Expenses:
Advisory fees	297,895
Management services fees	59,579
Administration fees	18,982
Transfer agency and administrative service fees	215,307
Distribution fees	98,751
Custody fees	54,695
Fund accounting fees	35,977
Other fees	40,232

Total Gross Expenses before reductions	821,418
Less Expenses reduced by the Advisor	(87,740)

Total Net Expenses	733,678

Net Investment Income (Loss)	(125,471)

Realized and Unrealized Gains (Losses) on Investments:
Net realized gains (losses) on investment securities	(23,259,258)
Net realized gains (losses) on futures contracts	33,701,333
Net realized gains (losses) on swap agreements	3,494,669
Change in net unrealized appreciation/depreciation on investments	6,291,597

Net Realized and Unrealized Gains (Losses) on Investments	20,228,341

Change in Net Assets Resulting from Operations	$20,102,870

See accompanying notes to the financial statements.

8

PROFUNDS VP

ProFund VP UltraBull

Statements of Changes in Net Assets

	For the year ended December 31, 2003	For the year ended December 31, 2002
From Investment Activities:
Operations:
Net investment income (loss)	$(125,471)	$(257,636)
Net realized gains (losses) on investments	13,936,744	(27,955,070)
Change in net unrealized appreciation/depreciation on investments	6,291,597	(3,410,068)

Change in net assets resulting from operations	20,102,870	(31,622,774)

Capital Transactions:
Proceeds from shares issued	681,554,558	1,303,472,303
Cost of shares redeemed	(675,627,718)	(1,293,747,570)

Change in net assets resulting from capital transactions	5,926,840	9,724,733

Change in net assets	26,029,710	(21,898,041)
Net Assets:
Beginning of period	42,287,811	64,185,852

End of period	$68,317,521	$42,287,811

Accumulated net investment income (loss)	$—	$737

Share Transactions:
Issued	42,851,094	71,283,187
Redeemed	(42,686,917)	(71,195,947)

Change in shares	164,177	87,240

See accompanying notes to the financial statements.

9

PROFUNDS VP

ProFund VP UltraBull

Financial Highlights

Selected data for a share of beneficial interest outstanding throughout the periods indicated.

	For the year ended December 31, 2003		For the year ended December 31, 2002		For the period January 22, 2001(a) through December 31, 2001
Net Asset Value, Beginning of Period	$14.51		$22.71		$30.00

Net investment income (loss)	(0.05	)(b)	(0.08	)(b)	(0.09	)(b)
Net realized and unrealized gains (losses) on investments	7.73		(8.12)		(7.20)

Total income (loss) from investment activities	7.68		(8.20)		(7.29)

Net Asset Value, End of Period	$22.19		$14.51		$22.71

Total Return	52.93%		(36.11)%		(24.30	)%(c)
Ratio to Average Net Assets:
Gross expenses(d)	2.07%		2.12%		1.94%
Net expenses(d)	1.84%		1.98%		1.94%
Net investment income (loss)(d)	(0.32)%		(0.46)%		(0.42)%
Supplemental Data:
Net assets, end of period (000’s)	$68,318		$42,288		$64,186
Portfolio turnover rate(e)	1,124%		1,249%		682	%(c)

(a)	Commencement of operations
(b)	Per share net investment income (loss) has been calculated using the daily average shares method.
(c)	Not annualized for periods less than one year.
(d)	Annualized for periods less than one year.
(e)	Portfolio turnover rate is calculated without regard to instruments (including options, swap agreements and futures contracts) having a maturity of less than one year.

See accompanying notes to the financial statements.

10

PROFUNDS VP

Notes to Financial Statements

December 31, 2003

1.	Organization

ProFunds (the “Trust”) is registered as an open-end investment company under the Investment Company Act of 1940 (the “1940 Act”). The Trust was organized as a Delaware business trust (now referred to as a Delaware statutory trust) on April 17, 1997, and has authorized capital of unlimited shares of beneficial interest of no par value which may be issued in more than one class or series. ProFund Advisors LLC (the “Advisor”) serves as the investment advisor for each of the ProFunds. BISYS Fund Services Limited Partnership (“BISYS”), a wholly owned subsidiary of The BISYS Group, Inc., acts as the Trust’s administrator (the “Administrator”). These accompanying financial statements relate to the following portfolio of the Trust: ProFund VP UltraBull (a “ProFund VP”). Each ProFund VP is a “non-diversified” series of the Trust pursuant to the 1940 Act.

2.	Significant Accounting Policies

The following is a summary of significant accounting policies followed by each ProFund VP in preparation of its financial statements. These policies are in conformity with accounting principles generally accepted in the United States of America. The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. The actual results could differ from those estimates.

Security Valuation

The securities in the portfolio of a ProFund VP, except as otherwise noted, that are listed or traded on a stock exchange or the NASDAQ National Market System (“NASDAQ/NMS”), are valued at the closing price, if available, on the exchange or market where the security is principally traded. Prices are provided by a third party pricing service. With respect to securities traded on the NASDAQ/NMS, such closing price shall be the Nasdaq Official Closing Price (“NOCP”). If there have been no sales for that day on the exchange or system where the security is principally traded, then the value should be determined with reference to the last sale price, or the NOCP, if applicable, on any other exchange or system. If there have been no sales for that day on any exchange or system, a security may be valued at the mean between the closing bid and asked quotes on the exchange or system where the security is principally traded, or at the NOCP, if applicable, or at some other price that the Advisor deems appropriate. Securities regularly traded in the over-the-counter (“OTC”) markets (other than the NASDAQ/NMS) are valued on the basis of the mean between the bid and asked quotes based upon quotes furnished by primary market makers for those instruments. Short-term debt securities maturing in sixty days or less are generally valued at amortized cost, which approximates market value.

For a ProFund VP, futures contracts and options on securities, indices and futures contracts are generally valued at their last sale price prior to the time at which the net asset value per share of a ProFund VP is determined. If there was no sale on that day, exchange-traded options will be valued at the last bid quote, options traded in the OTC market will be valued at the average of the last bid quotes as obtained from two or more dealers (unless there is only one dealer, in which case that dealer’s quote is used), and futures contracts will be valued at their last sale price prior to that time at which the ProFund VP determines its net asset value unless there was no sale on that day, in which case the value of a futures contract purchased by a ProFund VP will be valued at the last bid quote (if purchased by a ProFund VP) or the last asked quote (if sold by a ProFund VP). Valuation of certain derivatives is performed using procedures approved by the Trust’s Board of Trustees.

When the Advisor determines that the price of a security is not readily available, it may in good faith, establish a fair value for that security in accordance with procedures established by and under the general supervision and responsibility of the Trust’s Board of Trustees.

Repurchase Agreements

Under a repurchase agreement, a ProFund VP purchases a debt security and simultaneously agrees to sell the security back to the seller at a mutually agreed-upon future price and date, normally one day or a few days later. The resale price is greater than the purchase price, reflecting an agreed-upon market interest rate during the purchaser’s holding period. While the maturities of the underlying securities in repurchase transactions may be more than one year, the term of each repurchase agreement will always be less than one year. A ProFund VP will enter into repurchase agreements only with large well-capitalized and well-established financial institutions. The creditworthiness of each of the firms which is a party to a repurchase agreement with the ProFund VP.

A ProFund VP requires that the securities received as collateral in a repurchase agreement transaction be transferred to the custodian in a manner sufficient to enable the ProFund VP to obtain those securities in the event of a counterparty default. The seller, under the repurchase agreement, is required to maintain the value of the securities held at not less than the repurchase price, including accrued interest. In the event of a default or bankruptcy by a selling financial institution, a ProFund VP will seek to liquidate such collateral which could involve certain costs or delays and, to the extent that proceeds from any sale upon a default of the obligation to repurchase were less than the repurchase price, the ProFund VP could suffer a loss.

11

PROFUNDS VP

Notes to Financial Statements (continued)

December 31, 2003

Short Sales

A ProFund VP may engage in short sales. When a ProFund VP engages in a short sale, the ProFund VP records a liability for securities sold short and records an asset equal to the proceeds received. The amount of the liability is subsequently marked to market to reflect the market value of the securities sold short. The ProFund VP may also incur dividend expense if a security that has been sold short declares a dividend. The ProFund VP maintains a segregated account of securities as collateral for outstanding short sales. The ProFund VP is exposed to market risk based on the amount, if any, that the market value of the securities sold short exceeds the proceeds received.

Short sales involve elements of market risk and exposure to loss in excess of the amounts reflected on the Statement of Assets and Liabilities. This risk is potentially unlimited, as a ProFund VP that sells a security short without hedging will be exposed to any market value increase in the security sold short.

Futures Contracts

A ProFund VP may purchase or sell stock index futures contracts and options thereon as a substitute for a comparable market position in the underlying securities or to satisfy regulatory requirements. A futures contract generally obligates the seller to deliver (and the purchaser to take delivery of) the specified commodity on the expiration date of the contract. A stock index futures contract obligates the seller to deliver (and the purchaser to take) an amount of cash equal to a specific dollar amount multiplied by the difference between the final settlement price of a specific stock index futures contract and the price at which the agreement is made. No physical delivery of the underlying stocks in the index is made. Futures contracts may also be closed by entering into an offsetting transaction prior to settlement. Upon entering into a contract, the ProFund VP is required to deposit and maintain as collateral such initial margin as required by the exchange on which the transaction is effected. A portion of the initial margin is reflected on the Statement of Assets and Liabilities as segregated cash balances with brokers for futures contracts and is restricted as to its use. Pursuant to the contract, the ProFund VP agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the ProFund VP as unrealized gains or losses. The ProFund VP will realize a gain or loss upon closing of a futures transaction.

Futures contracts involve, to varying degrees, elements of market risk and exposure to loss in excess of the amount reflected in the Statements of Assets and Liabilities. The face or contract amounts reflect the extent of the total exposure each ProFund VP has in the particular classes of instruments. The primary risks associated with the use of futures contracts are imperfect correlation between movements in the price of the futures and the market value of the underlying securities and the possibility of an illiquid market for a futures contract.

Index Options and Options on Futures Contracts

A ProFund VP may purchase and write options on stock indexes to create investment exposure consistent with their investment objectives, hedge or limit the exposure of their positions and create synthetic money market positions. A stock index fluctuates with changes in the market values of the stocks included in the index. Options on stock indexes give the holder the right to receive an amount of cash upon exercise of the option. Receipt of this cash amount will depend upon the closing level of the stock index upon which the option is based being greater than (in the case of a call) or less than (in the case of a put) the exercise price of the option. The amount of cash received, if any, will be the difference between the closing price of the index and the exercise price of the option multiplied by a specified dollar multiple. All settlements of index options transactions are in cash. Put and call options purchased are accounted for in the same manner as portfolio securities. For options on futures contracts, the cost of securities acquired through the exercise of call options is increased by the premiums paid. The proceeds from securities sold through the exercise of put options are decreased by the premiums paid. Options are valued daily and unrealized appreciation or depreciation is recorded. The ProFund VP will realize a gain or loss upon the expiration or closing of the option transaction.

Index options and options on futures contracts are subject to substantial risks. The primary risks include the risk of imperfect correlation between the option price and the value of the underlying securities composing the stock index selected and the possibility of an illiquid market for the options or the inability of counterparties to perform.

Swap Agreements

A ProFund VP may enter into total return swap agreements for purposes of pursuing their investment objectives or as a substitute for investing directly in securities, or to manage exposure to a market or security. Swap agreements are two-party contracts for periods ranging from a day to more than one year. In a standard “swap” transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. The amount to be exchanged or “swapped” between the parties is calculated with respect to a “notional amount,” e.g., the return on or increase in value of a particular dollar amount invested in a “basket” of securities. Most swap agreements entered into by a ProFund VP calculate the obligations of the parties to the agreement on a “net basis”. Consequently, a ProFund VP’s current obligations (or rights) under a swap agreement will generally be equal only to the net amount to be paid or received under the contract based on the relative values of such obligations (or rights) (the “net amount”). A ProFund VP’s current obligations under a swap agreement are accrued daily (offset against any amounts owing to the ProFund VP) and any accrued but unpaid net amounts owed to a swap counterparty are covered by segregated assets.

12

PROFUNDS VP

Notes to Financial Statements (continued)

December 31, 2003

In a “long” swap agreement, the counterparty will generally agree to pay the ProFund VP the amount, if any, by which the notional amount of the swap agreement would have increased in value had it been invested in the particular instruments, plus the dividends or interest that would have been received on those instruments. The ProFund VP will agree to pay to the counterparty a floating rate of interest on the notional amount of the swap agreement plus the amount, if any, by which the notional amount would have decreased in value had it been invested in such instruments plus, in certain instances, commissions or trading spreads on the notional amount. Therefore, the return to the ProFund VP on a long swap agreement should be the gain or loss on the notional amount plus dividends or interest on the instruments less the interest paid by the ProFund VP on the notional amount. Payments may be made at the conclusion of a swap agreement or periodically during its term. Swap agreements do not involve the delivery of securities or other underlying instruments. The net amount of the excess, if any, of a ProFund VP’s obligations over its entitlements with respect to each equity swap is accrued on a daily basis and an amount of cash or liquid assets, having an aggregate net asset value at least equal to such accrued excess is maintained in a segregated account by a ProFund VP’s custodian. Until a swap agreement is settled in cash, the gain or loss on the notional amount plus dividends or interest on the instruments less the interest paid by the ProFund VP on the notional amount is recorded as “unrealized gains or losses on swap agreements” and when cash is exchanged, the gain or loss realized is recorded as “realized gains or losses on swap agreements”. Swap agreements are collateralized by the securities and cash of each particular ProFund VP.

A ProFund VP may enter into swap agreements that provide the opposite return of their benchmark index or security (“short” the index or security). Their operations is similar to that of the swaps disclosed above except that the counterparty pays interest to the ProFund on the notional amount outstanding and that dividends or interest on the underlying instruments reduce the value of the swap plus, in certain instances, the ProFund VP will agree to pay to the counterparty commissions or trading spreads on the notional amount. These amounts are netted with any unrealized appreciation or depreciation to determine the value of the swap.

Swap agreements involve, to varying degrees, elements of market risk and exposure to loss in excess of the amount reflected in the Statement of Assets and Liabilities. The notional amounts reflect the extent of the total investment exposure each ProFund VP has in under the swap agreement. The primary risks associated with the use of swap agreements are imperfect correlation between movements in the notional amount and the price of the underlying instruments and the inability of counterparties to perform. A ProFund VP bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty.

Securities Transactions and Related Income

Securities transactions are accounted for on the date the security is purchased or sold (trade date). Interest income is recognized on the accrual basis and includes, where applicable, the amortization of premium or discount. Dividend income is recorded on the ex-dividend date. Gains or losses realized on sales of securities are determined by comparing the identified cost of the security lot sold with the net sales proceeds.

Expenses

Expenses directly attributable to a ProFund VP are charged to the ProFund VP, while expenses which are attributable to more than one ProFund are allocated among the respective ProFunds based upon relative net assets or another appropriate basis.

Distributions to Shareholders

Each of the ProFunds VP intends to declare and distribute net investment income and net capital gains at least annually. The amount of distributions from net investment income and net realized gains are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles. These “book/tax” differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences do not require a reclassification.

Federal Income Tax

The ProFund VP intends to qualify each year as a regulated investment company (a “RIC”) under Subchapter M of the Internal Revenue Code of 1986, as amended. A RIC generally is not subject to federal income tax on income and gains distributed in a timely manner to its shareholders. The ProFunds VP intend to make timely distributions in order to avoid tax liability.

3.	Fees and Transactions with Affiliates and other Service Providers

The ProFund VP has entered into an Investment Advisory Agreement with the Advisor. Under this agreement, the ProFund VP pays the Advisor a fee at an annualized rate, based on the average daily net assets of each respective ProFund VP of 0.75%.

For its services as Administrator, the Trust paid BISYS an annual fee based on the following schedule of average net assets: 0.05% of average net assets from $0 to $2 billion, 0.04% on the next $3 billion of average net assets, 0.03% on the next $5 billion of average net assets, and 0.02% of average net assets over $10 billion. BISYS Fund Services, Inc., also an affiliate of BISYS, acts as transfer agent and fund accounting agent for the ProFund VP for which it receives additional fees.

13

PROFUNDS VP

Notes to Financial Statements (continued)

December 31, 2003

ProFund Advisors LLC, pursuant to a separate Management Services Agreement, performs certain client support services and other administrative services on behalf of the ProFund VP. For these services, each ProFund VP pays the Advisor a fee at the annual rate of 0.15% of its average daily net assets.

Under a distribution plan adopted by the Board of Trustees, each ProFund VP may pay financial intermediaries an annual fee of up to 0.25% of its average daily net assets as reimbursement or compensation for providing or procuring a variety of services relating to the promotion, sale and servicing of shares of the ProFund VP.

The Trust, on behalf of the ProFunds VP, has entered into an administrative services agreement with insurance companies pursuant to which the insurance companies will provide administrative services with respect to the ProFunds VP. For these services, the Trust may pay the insurance companies administrative services fees.

Certain Officers and a Trustee of the Trust are affiliated with the Advisor or the Administrator. Such Officers and Trustee receive no compensation from the ProFund VP for serving in their respective roles. Each of the two Non-Interested Trustee were compensated $10,500 ($21,000 total) in meeting and retainer fees during the year ended December 31, 2003.

The Advisor has contractually agreed to waive advisory and management services fees, and if necessary, reimburse certain other expenses of the ProFund VP for the period ended December 31, 2003 in order to limit the annual operating expenses to an annualized rate of 1.85% of its average daily net assets.

The Advisor may recoup the advisory and management services fees waived or limited and other expenses reimbursed by it within three years from the fiscal year in which they were taken. Such repayments shall be made monthly, but only to the extent that such repayments would not cause annualized operating expenses of the ProFund VP to exceed any expense limitations in place at that time. The Advisor voluntarily waived additional fees during the year ended December 31, 2003. As of December 31, 2003, the reimbursement that may potentially be made by the ProFund VP are as follows:

	Expires 2005	Expires 2006
ProFund VP UltraBull	$78,953	$86,758

4.	Securities Transactions

The cost of security purchases and the proceeds from the sale of securities (excluding securities maturing less than one year from acquisition) during the year ended December 31, 2003 were as follows:

	Purchases	Sales
ProFund VP UltraBull	$376,319,442	$363,163,155

5.	Federal Income Tax Information

As of the latest tax year end of December 31, 2003, the following ProFunds VP had additional net capital loss carryforwards, subject to certain limitations on availability, to offset future net capital gains, if any, as the successor of a merger. To the extent that these carryovers are used to offset future capital gains, it is probable that the gains so offset will not be distributed to shareholders:

	Expires 2009	Expires 2010	Expires 2011	Total
ProFund VP UltraBull	$8,540,781	$4,956,130	$1,935,011	$15,431,922

As of December 31, 2003, the components of accumulated earnings (deficit) on a tax basis were as follows:

	Undistributed Ordinary Income	Undistributed Long Term Capital Gains	Accumulated Capital and Other Losses	Unrealized Appreciation (Depreciation)	Total Accumulated Earnings (Deficit)
ProFund VP UltraBull	$6,190,346	$5,272,414	$(15,431,922)	$(224,286)	$(4,193,448)

14

PROFUNDS VP

Notes to Financial Statements (continued)

December 31, 2003

As of December 31, 2003, the cost of securities for federal income tax purposes, the aggregate gross unrealized appreciation for all securities for which there was an excess of value over tax cost and the aggregate gross unrealized depreciation for all securities for which there was an excess of tax cost over value were as follows:

	Tax Cost	Tax Unrealized Appreciation	Tax Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
ProFund VP UltraBull	$62,686,005	$—	$(676,040)	$(676,040)

15

Report of Independent Auditors

To the Board of Trustees and Shareholders of ProFunds

In our opinion, the accompanying statement of assets and liabilities, including the schedule of portfolio investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of ProFund VP UltraBull at December 31, 2003, the results of its operations for the year then ended, the changes in its net assets and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2003 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

February 17, 2004

Columbus, Ohio

16

Trustees and Officers of ProFunds

Name, Address and Birth Date	Position(s) Held with the Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Non-Interested Trustees
Russell S. Reynolds, III c/o ProFunds 7501 Wisconsin Avenue, Suite 1000 Bethesda, MD 20814 Birth Date: 7/21/57	Trustee	Indefinite: 10/97 to present	Directorship Search Group, Inc. (Executive Recruitment): Managing Director [March 1993 to present]	77	Directorship Search Group, Inc.

Michael C. Wachs c/o ProFunds 7501 Wisconsin Avenue, Suite 1000 Bethesda, MD 20814 Birth Date: 10/21/61	Trustee	Indefinite: 10/97 to present	AMC Delancey Group, Inc. (Real Estate Development): Vice President [January 2001 to present]; Delancey Investment Group, Inc. (Real Estate Development): Vice President [May 1996 to December 2000]	77	AMC Delancey Group, Inc.
Interested Trustee
Michael L. Sapir* 7501 Wisconsin Avenue, Suite 1000 Bethesda, MD 20814 Birth Date: 5/19/58	Trustee	Indefinite: 4/97 to present	Chairman and Chief Executive Officer of the Advisor [May 1997 to present]	77	None

*	Mr. Sapir may be deemed to be an “interested person,” as defined by the 1940 Act, because of his employment with the Advisor.

Name, Address and Birth Date	Position(s) Held with the Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years
Executive Officers
Michael L. Sapir 7501 Wisconsin Avenue, Suite 1000 Bethesda, MD 20814 Birth Date: 5/19/58	Chairman	Indefinite: 4/97 to present	Chairman and Chief Executive Officer of the Advisor [May 1997 to present]

Louis M. Mayberg 7501 Wisconsin Avenue, Suite 1000 Bethesda, MD 20814 Birth Date: 8/9/62	President	Indefinite: 2/03 to present	President of the Advisor [May 1997 to present]

Marc R. Bryant 7501 Wisconsin Avenue, Suite 1000 Bethesda, MD 20814 Birth Date: 2/8/66	Secretary	Indefinite: 2/03 to present	Vice President and Chief Legal Counsel of the Advisor [July 2001 to present]; GE Investment Management Inc; Vice President and Associate General Counsel [April 1998 to June 2001]; Kirkpatrick & Lockhart LLP; Attorney [Prior to April 1998]

17

Trustees and Officers of ProFunds (continued)

Name, Address and Birth Date	Position(s) Held with the Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years

Troy A. Sheets 3435 Stelzer Road Columbus, OH 43219 Birth Date: 5/29/71	Treasurer	Indefinite: 6/02 to present	BISYS Fund Services: Vice President of Financial Services [April 2002 to present]; KPMG LLP: Senior Manager [August 1993 to March 2002]

John Danko 3435 Stelzer Road Columbus, OH 43219 Birth Date: 4/17/67	Vice President	Indefinite: 8/99 to present	BISYS Fund Services: Director of Client Services [February 1997 to present]

The Fund’s Statement of Additional Information includes additional information about the Fund’s Trustees and Officers. To receive your free copy of the Statement of Additional Information, call toll-free 1-888-776-3637.

18

ProFundsTM

This report is submitted for the general information of the shareholders of the ProFund VP. It is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

INNOVATIONS IN INDEXING®

“Standard & Poor’s®,” “S&P®,” “S&P 500®,” “Standard & Poor’s 500,” are trademarks of The McGraw-Hill Companies, Inc. and Barra, Inc. and have been licensed for use by the ProFund VP. ProFund VP is not sponsored, endorsed, sold or promoted by these organizations and the organizations make no representations regarding the advisability of investing in ProFund VP.

12/03

Item 2. Code of Ethics.

(a) Disclose whether, as of the end of the period covered by the report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. If the registrant has not adopted such a code of ethics, explain why it has not done so.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer. This code of ethics is included as Exhibit 11 (a)(1).

Item 3. Audit Committee Financial Expert.

(a) (1) Disclose that the registrant’s board of directors has determined that the registrant either:

(i) Has at least one audit committee financial expert serving on its audit committee; or

(ii) Does not have an audit committee financial expert serving on its audit committee.

The registrant’s board of directors has determined that the registrant has at least one audit committee financial expert serving on its audit committee.

(2) If the registrant provides the disclosure required by paragraph (a)(1)(i) of this Item, it must disclose the name of the audit committee financial expert and whether that person is “independent.” In order to be considered “independent” for purposes of this Item, a member of an audit committee may not, other than in his or her capacity as a member of the audit committee, the board of directors, or any other board committee:

(i) Accept directly or indirectly any consulting, advisory, or other compensatory fee from the issuer; or

(ii) Be an “interested person” of the investment company as defined in Section 2(a)(19) of the Act

(15 U.S.C. 80a-2(a)(19)).

The audit committee financial expert is Michael C. Wachs, who is “independent” for purposes of this Item 3 of Form N-CSR.

(3) If the registrant provides the disclosure required by paragraph (a)(1)(ii) of this Item, it must explain why it does not have an audit committee financial expert.

2

Item 4. Principal Accountant Fees and Services.

(a) Disclose, under the caption Audit Fees, the aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.

2002    $697,100

2003    $739,000

(b) Disclose, under the caption Audit-Related Fees, the aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

2002    $5,390

2003    $5,700

The fees for 2002 relate to the review of an additional post-effective registration statement. The fees for 2003 relate to the review of the semi-annual report to shareholders and the review of an additional post-effective registration statement.

(c) Disclose, under the caption Tax Fees, the aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

2002    $235,900

2003    $236,000

Fees for both years relate to the preparation of the registrant’s tax returns.

(d) Disclose, under the caption All Other Fees, the aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

2002    $0

2003    $0

(e) (1) Disclose the audit committee’s pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

The Audit Committee shall pre-approve all auditing services and permissible non-audit services (e.g., tax services) to be provided to the Funds by the Auditor, including the fees therefor. Pre-approval for a non-audit service is not required if: (1) the aggregate amount of all such non-audit services is not more than 5% of the total revenues paid by the Fund to the Auditor in the fiscal year in which the non-audit services are provided; (2) such services were not recognized by the Funds at the time of the engagement to be non-audit services; and (3) such services are promptly brought to the attention of the Audit Committee and approved prior to the completion of the audit by the Audit Committee or by one or more members of the Audit Committee to whom authority to grant such approvals has been delegated by the Audit Committee.

The Audit Committee shall pre-approve the Auditor’s engagements for non-audit services with the Adviser and any affiliate of the Adviser that provides ongoing services to the Funds in accordance with paragraph (c) above, if the engagement relates directly to the operations and financial reporting of the Funds, unless the aggregate amount of all services provided constitutes no more than 5% of the total amount of revenues paid to the Auditor by the Funds, the Adviser and any affiliate of the Adviser that provides ongoing services to the Funds during the fiscal year in which the services are provided that would have to be pre-approved by the Audit Committee pursuant to this paragraph (without regard to this exception).

(2) Disclose the percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

3

2002    0%

2003    0%

(f) If greater than 50 percent, disclose the percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees. Not applicable.

(g) Disclose the aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant. Not applicable.

(h) Disclose whether the registrant’s audit committee of the board of directors has considered whether the provision of nonaudit services that were rendered to the registrant’s investment adviser (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence. Not applicable.

Item 5. Audit Committee of Listed Registrants.

(a)	If the registrant is a listed issuer as defined in Rule 10A-3 under the Exchange Act (17CFR 240.10A-3), state whether or not the registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act (15 U.S.C. 78c(a)(58)(A)). If the registrant has such a committee, however designated, identify each committee member. If the entire board of directors is acting as the registrant’s audit committee as specified in Section 3(a)(58)(B) of the Exchange Act (15 U.S.C. 78c(a)(58)(B)), so state.
(b)	If applicable, provide the disclosure required by Rule 10A-3(d) under the Exchange Act (17CFR 240.10A-3(d)) regarding an exemption from the listing standards for all audit committees.

Not applicable.

Item 6. [Reserved]

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

A closed-end management investment company that is filing an annual report on this Form N-CSR must, unless it invests exclusively in non-voting securities, describe the policies and procedures that it uses to determine how to vote proxies relating to portfolio securities, including the procedures that the company uses when a vote presents a conflict between the interests of its shareholders, on the one hand, and those of the company’s investment adviser; principal underwriter; or any affiliated person (as defined in Section 2(a)(3) of the Investment Company Act of 1940 (15 U.S.C. 80a-2(a)(3)) and the rules thereunder) of the company, its investment adviser, or its principal underwriter, on the other. Include any policies and procedures of the company’s investment adviser, or any other third party, that the company uses, or that are used on the company’s behalf, to determine how to vote proxies relating to portfolio securities.

Not applicable.

Item 8. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

(a) If the registrant is a closed-end management investment company, provide the information specified in paragraph (b) of this Item with respect to any purchase made by or on behalf of the registrant or any “affiliated purchaser,” as defined in Rule 10b-18(a)(3) under the Exchange Act (17 CFR 240.10b-18(a)(3)), of shares or other units of any class of the registrant’s equity securities that is registered by the registrant pursuant to Section 12 of the Exchange Act (15 U.S.C. 781).

Not applicable.

4

Item 9. Submission of Matters to a Vote of Security Holders.

Describe any material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 7(d)(2)(ii)(G) of Schedule 14A (17 CFR 240.14a-101), or this Item.

Not applicable.

Item 10. Controls and Procedures.

(a) Disclose the conclusions of the registrant’s principal executive and principal financial officers, or persons performing similar functions, regarding the effectiveness of the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act (17 CFR 270.30a-3(c))) as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Exchange Act (17 CFR 240.13a-15(b) or 240.15d-15(b)).

The principal executive officer and principal financial officer, based on their evaluation as of a date within 90 days of the filing date of this report, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-2 under the Investment Company of 1940) are adequately designed and are operating effectively to ensure that information required to be disclosed by the registrant on Form N-CSR is (i) accumulated and communicated to the investment company’s management, including its certifying officers, to allow timely decisions regarding required disclosure; and (ii) recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms.

(b) Disclose any change in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d)) that occurred during the registrant’s last fiscal half-year (the registrant’s second fiscal half-year in the case of an annual report) that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

There were no changes in the registrant’s internal control over financial reporting that occurred during the registrant’s most recent fiscal half-year (the registrant’s second fiscal half-year in the case of an annual report) that have materially affected or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 11. Exhibits.

File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

(a)(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit. The code of ethics that is the subject of the disclosure required by Item 2 is attached hereto.

(a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2 under the Act (17 CFR 270.30a-2). Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(b) A separate or combined certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(b) under the Act of 1940. Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

5

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)         ProFunds

By (Signature and Title)* /s/ Troy A. Sheets              Troy A. Sheets, Treasurer

Date             March 5, 2004

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)* /s/ Louis M. Mayberg                     Louis M. Mayberg, President

Date              March 5, 2004

By (Signature and Title)* /s/ Troy A. Sheets                    Troy A. Sheets, Treasurer

Date              March 5, 2004

* Print the name and title of each signing officer under his or her signature.

6